                            Filed with the Securities and Exchange Commission on July 1, 2004

                                                   Registration No. 333-
===========================================================================================================================
                                            SECURITIES AND EXCHANGE COMMISSION
                                                  WASHINGTON, D.C. 20549

                                                         Form S-3

                                 Registration Statement Under The Securities Act of 1933*

                                         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                   (Exact name of registrant as specified in its charter)

                                                         CONNECTICUT
                               (State or other jurisdiction of incorporation or organization)

                                                         06-1241288
                                            (I.R.S. Employer Identification No.)

                               ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 (203) 926-1888
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                           TIMOTHY P. HARRIS, CHIEF LEGAL OFFICER
                               ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 (203) 926-1888
            (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                                          Copy To:
                                    ROBIN WAGNER, VICE PRESIDENT AND CORPORATE COUNSEL
                              One Corporate Drive, Shelton, Connecticut 06484 (203) 925-7176

                             Approximate date of commencement of proposed sale to the public:
               July 1, 2004 or as soon as practicable after the effective date of this Registration Statement

If any of the  securities  being  registered  on this form are to be offered on a delayed or continuous  basis  pursuant to
Rule 415 under the Securities Act of 1933,  other than securities  offered only in connection with dividend or reinvestment plans, check the following:  X .

                                              Calculation of Registration Fee
===========================================================================================================================
            Title of each                                 Proposed              Proposed
              class of                                     maximum               maximum
             securities              Amount               offering              aggregate             Amount of
                to be                 to be                 price               offering            registration
             registered            registered             per unit               price**                 fee
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
        Market Value Adjusted
---------------------------------------------------------------------------------------------------------------------------
          Annuity Contracts                                                  $1,200,000,000.00         $152,040.00
*Pursuant to Rule 429 under the Securities Act of 1934, the prospectus contained in this Registration Statement also relates to annuity contracts which are covered by our earlier registration statements, including Registration File Number
333-55608, 333-97941, 333-110027 and 333-114617.
**The  proposed  aggregate  offering  price is estimated  solely for  determining  the  registration  fee. The amount to be registered and the proposed  maximum  offering price per unit are not applicable  since these  securities are not issued in predetermined amounts or units.
===========================================================================================================================
AS Apex/ASAP III/Stagecoach Apex/Apex II/ASL II/ FUSI ASL II/XT-FOUR/FUSI XT-FOUR/XT-SIX

                                                                                AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                             A Prudential Financial Company
                                                                            One Corporate Drive, Shelton, Connecticut 06484
                                                                            -----------------------------------------------
This Prospectus  describes  American  Skandia APEXSM II, a flexible  premium  deferred  annuity (the "Annuity")  offered by
American Skandia Life Assurance  Corporation  ("American  Skandia",  "we", "our" or "us"). The Annuity may be offered as an individual  annuity  contract or as an interest in a group annuity.  This  Prospectus  describes the important  features of the Annuity and what you should  consider  before  purchasing  the Annuity.  We have also filed a Statement  of  Additional
Information  that is available  from us,  without  charge,  upon your request.  The contents of the Statement of Additional
Information  are  described  on page 82. The  Annuity  or certain of its  investment  options  and/or  features  may not be available  in all  states.  Various  rights  and  benefits  may  differ  between  states  to meet  applicable  laws  and/or regulations.  In  particular,  please refer to Appendix D for a description of certain  provisions  that apply to Annuities sold to New York  residents.  Certain  terms are  capitalized  in this  Prospectus.  Those terms are either  defined in the
Glossary of Terms or in the context of the particular section.

===========================================================================================================================
American  Skandia offers several  different  annuities  which your  investment  professional  may be authorized to offer to you. Each annuity has different  features and benefits that may be appropriate  for you based on your financial  situation, your age and how you intend to use the annuity.  The different  features and benefits  include  variations in death benefit protection and the ability to access your annuity's  account value. The fees and charges you pay and  compensation  paid to your investment professional may also be different between each annuity.

If you are  purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should consider any surrender or penalty  charges you may incur when  replacing  your existing  coverage and that this Annuity may be subject to a contingent  deferred sales charge if you elect to surrender the Annuity or take a partial  withdrawal.  You should consider your need to access the Annuity's Account Value and whether the annuity's  liquidity  features will satisfy that need.
===========================================================================================================================

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This Annuity is frequently used for retirement  planning  because it allows you to accumulate  retirement  savings and also offers annuity  payment  options when you are ready to begin  receiving  income.  The Annuity also offers a choice of three different optional benefits,  for an additional charge, that can provide principal  protection or guaranteed minimum income protection for Owners while they are alive and one or more death benefits that can protect your  retirement  savings if you die during a period of declining markets.  It may be used as an investment vehicle for "qualified"  investments,  including an IRA,  SEP-IRA,  Roth IRA,  Section 401(a) plans (defined  benefit plans and defined  contribution  plans such as 401(k), profit  sharing and money  purchase  plans) or Tax  Sheltered  Annuity (or  403(b)).  It may also be used as an  investment vehicle for  "non-qualified"  investments.  The Annuity allows you to invest your money in a number of variable  investment options as well as in one or more fixed allocations.

When an Annuity is purchased as a  "non-qualified"  investment,  you  generally are not taxed on any  investment  gains the
Annuity  earns  until  you  make a  withdrawal  or  begin  to  receive  annuity  payments.  This  feature,  referred  to as
"tax-deferral",  can be beneficial to the growth of your Account Value because money that would  otherwise be needed to pay taxes on  investment  gains each year  remains  invested and can earn  additional  money.  However,  because the Annuity is designed for long-term  retirement  savings,  a 10% penalty tax may be applied on withdrawals you make before you reach age
59 1/2. Annuities  purchased as a non-qualified  investment are not subject to the maximum  contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 701/2.

When an Annuity is purchased as a  "qualified"  investment,  you should  consider that the Annuity does not provide any tax advantages in addition to the  preferential  treatment  already  available  through your retirement plan under the Internal
Revenue  Code.  An Annuity may offer  features  and benefits in addition to providing  tax deferral  that other  investment vehicles may not offer,  including  death benefit  protection for your  beneficiaries,  lifetime  income  options,  and the ability to make transfers  between  numerous  variable  investment  options  offered under the Annuity.  You should consult with your investment  professional as to whether the overall benefits and costs of the Annuity are appropriate  considering your overall financial plan.
---------------------------------------------------------------------------------------------------------------------------
These  annuities are NOT deposits or  obligations  of, or issued,  guaranteed or endorsed by, any bank,  are NOT insured or guaranteed by the U.S.  government,  the Federal Deposit  Insurance  Corporation  (FDIC),  the Federal Reserve Board or any
other  agency.  An  investment in this annuity  involves  investment  risks,  including  possible loss of value,  even with respect to amounts allocated to the AST Money Market sub-account.
---------------------------------------------------------------------------------------------------------------------------
THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE  SECURITIES
COMMISSION  NOR HAS THE  COMMISSION  OR ANY STATE  SECURITIES  COMMISSION  PASSED  UPON THE  ACCURACY  OR  ADEQUACY OF THIS
PROSPECTUS.  ANY  REPRESENTATION  TO THE  CONTRARY  IS A CRIMINAL  OFFENSE.  PLEASE  READ THIS  PROSPECTUS  AND THE CURRENT
PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
---------------------------------------------------------------------------------------------------------------------------
                                       FOR FURTHER INFORMATION CALL 1-800-766-4530.
Prospectus Dated: May 1, 2004                                                 Statement of Additional Information Dated: May 1, 2004
ASAPEXIIPROS- (05/2004)                                                                                                 ASAPEXIIPROS

                       PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?

|X|      This  Annuity  is a  "flexible  premium  deferred  annuity."  It is called  "flexible  premium"  because  you have considerable  flexibility  in the timing and amount of premium  payments.  Generally,  investors  "defer"  receiving annuity payments until after an accumulation period.

|X|      This Annuity offers both variable  investment  options and Fixed  Allocations.  If you allocate your Account Value to variable investment options,  the value of your Annuity will vary daily to reflect the investment  performance of the underlying  investment options.  Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

|X|      The  Annuity  features  two  distinct  periods  - the  accumulation  period  and the  payout  period.  During  the accumulation  period your Account  Value is allocated to one or more  investment  options.  The variable  investment options,  each a  Sub-account  of American  Skandia  Life  Assurance  Corporation  Variable  Account B, invest in an underlying  mutual  fund  portfolio.  Currently,  portfolios  of the  following  underlying  mutual  funds are being offered:  American Skandia Trust,  Gartmore Variable Investment Trust, Wells Fargo Variable Trust,  INVESCO Variable
       Investment  Funds,  Inc.,  Evergreen  Variable Annuity Trust,  ProFunds VP, First Defined Portfolio Fund LLC and The
       Prudential Series Fund, Inc.

|X|      During the payout period,  commonly  called  "annuitization,"  you can elect to receive  annuity  payments (1) for life; (2) for life with a guaranteed  minimum number of payments;  (3) based on joint lives; or (4) for a guaranteed number of payments.  We currently make annuity payments available on a fixed or variable basis.

|X|      This Annuity  offers  optional  benefits,  for an  additional  charge,  that can provide  principal  protection or guaranteed minimum income protection for Owners while they are alive.

|X|      This Annuity offers a basic Death Benefit.  It also offers  optional Death Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

|X|      You are allowed to withdraw a limited  amount of money from your Annuity on an annual  basis  without any charges, although any optional  guaranteed  benefit you elect will be reduced.  Other  product  features  allow you to access your  Account  Value as  necessary,  although a charge  may apply.  After  Annuity  Year 4, you are  allowed to make unlimited withdrawals from your Annuity without any charges.

|X|      Transfers  between  investment  options are tax-free.  Currently,  you may make twenty transfers each year free of charge.  We also offer several  programs that enable you to manage your Account  Value as your  financial  needs and investment performance change.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity through licensed,  registered investment  professionals.  You must complete an application and submit a minimum  initial  purchase  payment of $10,000.  We may allow you to make a lower  initial  purchase  payment  provided you establish a bank  drafting  program  under  which  purchase  payments  received  in the first  Annuity  Year total at least
$10,000.  If the Annuity is owned by an individual or  individuals,  the oldest of those Owners must be age 85 or under, as of the Issue Date of the Annuity.  If the Annuity is owned by an entity,  the annuitant must be age 85 or under,  as of the
Issue Date of the Annuity.  The  availability  and level of protection of certain  optional  benefits may vary based on the age of the Owner, on the Issue Date of the Annuity or the date of the Owner's death.

AVAILABLE INFORMATION
A Statement of Additional  Information is available from us without  charge upon your request.  This  Prospectus is part of the registration  statement we filed with the SEC regarding this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W.,  Washington,  D.C., 20549. You may inspect and copy  those  registration  statements  and  exhibits  thereto at the SEC's  public  reference  facilities  at the above address,  Room 1024, and at the SEC's  Regional  Offices,  The Woolworth  Building,  233 Broadway,  New York, NY and 175 W.
Jackson Boulevard,  Suite 900, Chicago, IL. These documents,  as well as documents  incorporated by reference,  may also be obtained  through the SEC's Internet  Website  (http://www.sec.gov)  for this  registration  statement as well as for other registrants that file electronically with the SEC.

                                                     GLOSSARY OF TERMS

Many terms used within this  Prospectus  are described  within the text where they appear.  The  description of those terms are not repeated in this Glossary of Terms.

Account  Value:  The value of each  allocation to a Sub-account  (also referred to as "variable  investment  options") or a
Fixed Allocation prior to the Annuity Date, plus any earnings,  and/or less any losses,  distributions  and charges.  Other than on a contract  anniversary,  the Account Value is calculated before we assess any applicable Contingent Deferred Sales
Charge ("CDSC" or "surrender  charge") and/or any fee that is deducted from the contract  annually in arrears.  The Account
Value is  determined  separately  for each  Sub-account  and for each Fixed  Allocation,  and then totaled to determine the
Account Value for your entire  Annuity.  The Account Value of each Fixed  Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Annuitization:  The application of Account Value (or Protected Income Value for the Guaranteed  Minimum Income Benefit,  if
applicable) to one of the available  annuity options for the Annuitant to begin receiving  periodic  payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity  Year:  A  12-month  period  commencing  on the Issue  Date of the  Annuity  and each  successive  12-month  period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An  allocation  of Account  Value  that is to be  credited a fixed  rate of  interest  for a  specified
Guarantee Period during the accumulation period.

Guarantee  Period:  A period of time  during the  accumulation  period  where we credit a fixed rate of interest on a Fixed
Allocation.

Interim  Value:  The value of a Fixed  Allocation on any date other than the Maturity  Date.  The Interim Value is equal to the initial  value  allocated to the Fixed  Allocation  plus all interest  credited to the Fixed  Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment used in the  determination  of Account Value of each Fixed  Allocation on any day more than
30 days prior to the Maturity Date of such Fixed Allocation.

Owner:  With an Annuity issued as an individual  annuity  contract,  the Owner is either an eligible entity or person named as having  ownership  rights in relation to the Annuity.  With an Annuity  issued as a  certificate  under a group  annuity contract,  the "Owner"  refers to the person or entity who has the rights and benefits  designated as to the  "Participant"
in the certificate.

Surrender  Value:  The value of your Annuity  available  upon  surrender  prior to the Annuity  Date. It equals the Account
Value as of the date we price the surrender minus any applicable CDSC, Annual  Maintenance Fee, Tax Charge,  the charge for any optional benefits and any Market Value Adjustment that may apply to any Fixed Allocations.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation  Day:  Every day the New York Stock  Exchange is open for trading or any other day the  Securities  and  Exchange
Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and  charges  for the  Annuity.  Some fees and charges are  assessed  against  your  Annuity while others are assessed  against  assets  allocated to the  variable  investment  options.  The fees and charges that are assessed  against the Annuity  include the Contingent  Deferred Sales Charge,  Transfer Fee,  Premium Tax Charge and Annual
Maintenance  Fee. The charges  that are assessed  against the variable  investment  options are the  mortality  and expense risk charge,  the charge for  administration of the Annuity,  and the charge for certain optional benefits you elect, other than the Guaranteed  Minimum Income Benefit,  which is assessed against the Protected Income Value.  Each underlying mutual fund  portfolio  assesses a charge for  investment  management,  other expenses and with some mutual funds, a 12b-1 charge.
The prospectus for each  underlying  mutual fund provides more detailed  information  about the expenses for the underlying mutual funds.  All of these fees and charges are described in more detail within this Prospectus.

The  following  table  provides a summary of the fees and  charges  you will pay if you  surrender  the Annuity or transfer
Account Value among investment options.  These fees and charges are described in more detail within this Prospectus.

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                                                   YOUR TRANSACTION FEES AND CHARGES
---------------------------------------------------------------------------------------------------------------------------------------
                                                    (assessed against the Annuity)
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-------------------------------- -------------------------------------------------------------------------------------------------------
          FEE/CHARGE                                                        Amount Deducted
-------------------------------- -------------------------------------------------------------------------------------------------------
--------------------------------
Contingent    Deferred    Sales                                                   8.5%
Charge*                                The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the Issue Date of the Annuity.
-------------------------------- -------------------------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------------------------
Transfer Fee                                                                     $10.00
                                                          (Deducted after the 20th transfer each Annuity Year)
-------------------------------- -------------------------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------------------------
Premium Tax Charge                     Up to 3.5% of the value that is annuitized, depends on the requirements of the applicable jurisdiction. This charge is deducted generally at the time you annuitize your contract.

-------------------------------- -------------------------------------------------------------------------------------------------------

*    The following are the Contingent  Deferred Sales Charges (as a percentage of each  applicable  Purchase  Payment) upon surrender or  withdrawal.  For purposes of  calculating  this charge we consider the year  following the Issue Date of your
Annuity as Year 1.

                                        -------- ------ ------ ----- --------
                                        Yr. 1   Yr. 2  Yr. 3  Yr.   Yrs. 5+
                                                               4
                                        -------- ------ ------ ----- --------
                                        -------- ------ ------ ----- --------

                                         8.5%    8.0%   7.0%   6.0%   0.0%
                                        -------- ------ ------ ----- --------

The following  table provides a summary of the periodic fees and charges you will pay while you own the Annuity,  excluding the  underlying  mutual fund  Portfolio  annual  expenses.  These fees and charges are described in more detail within this
Prospectus.

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                                                    YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL FEES/CHARGES ASSESSED AGAINST THE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $35 or 2% of Account Value
                                                                          (Only applicable if Account Value is less than $100,000)
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS1
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge2                                                                    1.50%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge2                                                                              0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Settlement Service Charge3                                             1.40% per year of the value of each Sub-account if the Owner's beneficiary elects the Qualified Beneficiary Continuation
                                                                                          Option4 ("Qualified BCO")
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts                                       1.65% per year of the value of each Sub-account
                                                                       (1.40% per year if you are a beneficiary electing the Qualified
                                                                                                    BCO)
--------------------------------------------------------------------- ------------------------------------------------------------------
1        These charges are deducted daily and apply to Variable Investment Options only.
2    The combination of the Mortality and Expense Risk Charges and  Administration  Charge is referred to as the "Insurance
     Charge" elsewhere in this Prospectus.
3        The Mortality & Expense Risk Charge and the Administration  Charge do not apply if you are a beneficiary under the
     Qualified  Beneficiary  Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the
     Qualified Beneficiary Continuation Option.
4        When an Annuity is used as an IRA, 403(b) or other  "qualified  investment",  upon the Owner's death a beneficiary may generally elect to continue the Annuity and receive Minimum  Distributions  under the Annuity instead of receiving the death  benefit  in a single  payment.  If a  beneficiary  elects  this  option,  the  beneficiary  will  incur the
     Settlement  Service Charge.  Please refer to the section of this  prospectus that describes the Qualified  Beneficiary
     Continuation Option for more detailed  information about this option,  including certain  restrictions and limitations that may apply.

The  following  table  provides a summary of the fees and charges you will pay if you elect any of the  following  optional benefits.  Not all optional  benefits may be purchased  in  combination  with one another.  You may only elect one optional living  benefit.  The optional  living  benefits are the  Guaranteed  Return Option Plus program (and where not  available,
Guaranteed Return Option),  the Guaranteed Minimum  Withdrawal  Benefit and the Guaranteed Minimum Income Benefit.  For the
optional  death  benefits,  you may elect the Enhanced  Beneficiary  Protection  Death Benefit and the Highest  Anniversary
Value Death Benefit  together or  individually,  but the Combination 5% Roll-up and HAV Death Benefit may only be purchased individually.  The fees and charges and each of the optional benefits are described in more detail within this Prospectus.

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                                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
                                     Optional Benefit                                         Optional Benefit    Total Annual Charge*
                                                                                                    Fee/
                                                                                                   Charge
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)/ GUARANTEED RETURN OPTION
We offer a program  that  guarantees  a  "return  of  premium"  at a future  date,  while     0.25% of average           1.90%;
allowing you to allocate all or a portion of your Account Value to certain Sub-accounts.    daily net assets of    1.65% for Qualified
                                                                                              the Sub-accounts             BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
We offer a program that  guarantees  your ability to withdraw  amounts over time equal to     0.35% of average           2.00%;
an  initial  principal  value,  regardless  of the impact of market  performance  on your   daily net assets of    1.75% for Qualified
Account Value.                                                                                the Sub-accounts             BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**                                                   0.50% per year of            1.65%
We offer a program that,  after a seven-year  waiting period,  guarantees your ability to       the average               PLUS
begin  receiving  income from your Annuity in the form of annuity  payments based on your     Protected Income    0.50% per year of
total Purchase  Payments and an annual increase of 5% on such Purchase  Payments adjusted    Value during each    average Protected
for  withdrawals  (called the  "Protected  Income  Value"),  regardless  of the impact of      year; deducted     Income Value
market performance on your Account Value.                                                   annually in arrears
                                                                                             each Annuity Year
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**                                                                           1.90%
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by providing  amounts in addition to the basic Death Benefit that   daily net assets of
can be used to offset  federal  and state  taxes  payable  on any  taxable  gains in your     the Sub-accounts
Annuity at the time of your death.
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by  providing a death  benefit  equal to the greater of the basic   daily net assets of           1.90%
Death Benefit and the Highest Anniversary Value, less proportional withdrawals.               the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT**
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.50% of average            2.15%
your  beneficiary(ies)  by providing the greater of the Highest  Anniversary  Value Death   daily net assets of
Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.               the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------------------------
Please  refer to the section of this  Prospectus  that  describes  each  optional  benefit for a complete  description  of the benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------------------------------------------
*    The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the sub-accounts.  If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.
**   These optional benefits are not available under the Qualified BCO.

The following table provides the range (minimum and maximum) of the total annual  expenses for the underlying  mutual funds
("Portfolios")  as of December  31, 2003.  Each figure is stated as a  percentage  of the  underlying  Portfolio's  average daily net assets.

----------------------------------------------------------------------------------------------------------------------------------------
                                               Total Annual Portfolio Operating Expenses
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
                                                                 Minimum                                      Maximum
---------------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
Total Portfolio Operating Expense                                 0.64%                                        4.69%
---------------------------------------------- -------------------------------------------- --------------------------------------------

The  following are the  investment  management  fees,  other  expenses,  12b-1 fees (if  applicable),  and the total annual expenses for each underlying  mutual fund  ("Portfolio")  as of December 31, 2003,  except as noted.  Each figure is stated
as a percentage  of the  underlying  Portfolio's  average daily net assets.  For certain of the  underlying  Portfolios,  a portion of the management fee has been waived and/or other  expenses have been partially  reimbursed.  Any such fee waivers and/or  reimbursements  have been reflected in the footnotes.  The "Total Annual Portfolio  Operating Expenses" reflect the combination  of the  underlying  Portfolio's  investment  management  fee, other expenses and any 12b-1 fees. The following expenses are  deducted by the  underlying  Portfolio  before it provides  American  Skandia with the daily net asset value.
Any footnotes  about  expenses  appear after the list of all the  Portfolios.  The  underlying  Portfolio  information  was provided  by the  underlying  mutual  funds  and has not  been  independently  verified  by us.  See  the  prospectuses  or statements of  additional  information  of the  underlying  Portfolios  for further  details.  The current  prospectus  and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-766-4530.

--------------------------------------------------------------------------------------------------------------------------------
                                       UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                           (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------- ----------------- ------------------ ----------------- ------------------
                                                                                                                 Total Annual
                                                           Management      Other Expenses       12b-1 Fees         Portfolio
                 UNDERLYING PORTFOLIO                         Fees                1                                Operating
                                                                                                                   Expenses
------------------------------------------------------- ----------------- ------------------ ----------------- ------------------
American Skandia Trust: 2, 3
  AST JPMorgan International Equity 4                        0.88%              0.24%             0.02%              1.14%
  AST William Blair International Growth                     1.00%              0.23%             0.11%              1.34%
  AST DeAM International Equity                              1.00%              0.27%             0.00%              1.27%
  AST MFS Global Equity                                      1.00%              0.40%             0.00%              1.40%
  AST State Street Research Small-Cap Growth 5               0.90%              0.23%             0.07%              1.20%
  AST DeAM Small-Cap Growth                                  0.95%              0.22%             0.00%              1.17%
  AST Federated Aggressive Growth                            0.95%              0.27%             0.00%              1.22%
  AST Gabelli Small-Cap Value                                0.90%              0.20%             0.00%              1.10%
  AST DeAM Small-Cap Value                                   0.95%              0.41%             0.00%              1.36%
  AST Goldman Sachs Mid-Cap Growth                           1.00%              0.25%             0.16%              1.41%
  AST Neuberger Berman Mid-Cap Growth                        0.90%              0.21%             0.06%              1.17%
  AST Neuberger Berman Mid-Cap Value                         0.90%              0.17%             0.08%              1.15%
  AST Alger All-Cap Growth                                   0.95%              0.20%             0.25%              1.40%
  AST Gabelli All-Cap Value                                  0.95%              0.25%             0.00%              1.20%
  AST T. Rowe Price Natural Resources                        0.90%              0.25%             0.02%              1.17%
  AST Alliance Growth                                        0.90%              0.22%             0.04%              1.16%
  AST MFS Growth                                             0.90%              0.21%             0.14%              1.25%
  AST Marsico Capital Growth                                 0.90%              0.16%             0.05%              1.11%
  AST Goldman Sachs Concentrated Growth                      0.90%              0.17%             0.06%              1.13%
  AST DeAM Large-Cap Value                                   0.85%              0.24%             0.00%              1.09%
  AST Alliance/Bernstein Growth + Value                      0.90%              0.25%             0.00%              1.15%
  AST Sanford Bernstein Core Value                           0.75%              0.24%             0.15%              1.14%
  AST Cohen & Steers Realty                                  1.00%              0.22%             0.02%              1.24%
  AST Sanford Bernstein Managed Index 500                    0.60%              0.18%             0.06%              0.84%
  AST American Century Income & Growth                       0.75%              0.24%             0.00%              0.99%
  AST Alliance Growth and Income                             0.75%              0.16%             0.08%              0.99%
  AST Hotchkis & Wiley Large-Cap Value 6                     0.75%              0.19%             0.04%              0.98%
  AST DeAM Global Allocation 7                               0.97%              0.29%             0.00%              01.26%
  AST American Century Strategic Balanced                    0.85%              0.26%             0.00%              1.11%
  AST T. Rowe Price Asset Allocation                         0.85%              0.27%             0.00%              1.12%
  AST T. Rowe Price Global Bond                              0.80%              0.26%             0.00%              1.06%
  AST Goldman Sachs High Yield 8                             0.75%              0.18%             0.00%              0.93%
  AST Lord Abbett Bond-Debenture                             0.80%              0.24%             0.00%              1.04%
  AST PIMCO Total Return Bond                                0.65%              0.15%             0.00%              0.80%
  AST PIMCO Limited Maturity Bond                            0.65%              0.17%             0.00%              0.82%
  AST Money Market                                           0.50%              0.14%             0.00%              0.64%

Gartmore Variable Investment Trust:
  GVIT Developing Markets                                    1.15%              0.24%              0.25%              1.64%

Wells Fargo Variable Trust: 9
  Equity Income                                              0.55%              0.26%             0.25%              1.06%

INVESCO Variable Investment Funds, Inc.: 10, 11
  Dynamics                                                     0.75%            0.42%              0.00%              1.17%
  Technology 12                                                0.75%            0.41%              0.00%              1.16%
  Health Sciences                                              0.75%            0.33%              0.00%              1.08%
  Financial Services                                           0.75%            0.36%              0.00%              1.11%
------------------------------------------------------- ------------------ ----------------- ----------------- ------------------

--------------------------------------------------------------------------------------------------------------------------------
                                       UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                           (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                 Total Annual
                                                         Management Fees        Other           12b-1 Fees        Portfolio
                 UNDERLYING PORTFOLIO                                         Expenses 1                          Operating
                                                                                                                   Expenses
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------

Evergreen Variable Annuity Trust: 13
  International Equity                                         0.66%            0.46%              0.00%             1.12%
  Special Equity                                               0.92%            0.26%              0.00%             1.18%
  Omega                                                        0.52%            0.20%              0.00%             0.72%

ProFund VP: 14
  Europe 30                                                    0.75%            0.91%              0.25%             1.91%
  Asia 30                                                      0.75%            0.93%              0.25%             1.93%
  Japan                                                        0.75%            0.95%              0.25%             1.95%
  Banks                                                        0.75%            1.30%              0.25%             2.30%
  Basic Materials                                              0.75%            1.03%              0.25%             2.03%
  Biotechnology                                                0.75%            1.04%              0.25%             2.04%
  Consumer Cyclical                                            0.75%            1.33%              0.25%             2.33%
  Consumer Non-Cyclical                                        0.75%            1.33%              0.25%             2.33%
  Energy                                                       0.75%            1.09%              0.25%             2.09%
  Financial                                                    0.75%            1.07%              0.25%             2.07%
  Healthcare                                                   0.75%            1.04%              0.25%             2.04%
  Industrial                                                   0.75%            1.25%              0.25%             2.25%
  Internet                                                     0.75%            1.01%              0.25%             2.01%
  Pharmaceuticals                                              0.75%            1.06%              0.25%             2.06%
  Precious Metals                                              0.75%            0.98%              0.25%             1.98%
  Real Estate                                                  0.75%            1.02%              0.25%             2.02%
  Semiconductor                                                0.75%            1.05%              0.25%             2.05%
  Technology                                                   0.75%            0.93%              0.25%             1.93%
  Telecommunications                                           0.75%            1.06%              0.25%             2.06%
  Utilities                                                    0.75%            1.06%              0.25%             2.06%
  Bull                                                         0.75%            0.87%              0.25%             1.87%
  Bear                                                         0.75%            0.98%              0.25%             1.98%
  UltraBull                                                    0.75%            1.07%              0.25%             2.07%
  OTC                                                          0.75%            0.95%              0.25%             1.95%
  Short OTC                                                    0.75%            0.99%              0.25%             1.99%
  UltraOTC                                                     0.75%            0.97%              0.25%             1.97%
  Mid-Cap Value                                                0.75%            1.08%              0.25%             2.08%
  Mid-Cap Growth                                               0.75%            1.02%              0.25%             2.02%
  UltraMid-Cap                                                 0.75%            1.08%              0.25%             2.08%
  Small-Cap Value                                              0.75%            1.08%              0.25%             2.08%
  Small-Cap Growth                                             0.75%            1.00%              0.25%             2.00%
  UltraSmall-Cap                                               0.75%            1.00%              0.25%             2.00%
  U.S. Government Plus                                         0.50%            0.99%              0.25%             1.74%
  Rising Rates Opportunity                                     0.75%            0.91%              0.25%             1.91%

First Defined Portfolio Fund LLC: 15, 16
  First Trust(R)10 Uncommon Values                             0.60%             1.51%             0.25%             2.36%
  Target Managed VIP                                         0.60%              0.99%             0.25%             1.84%
  S&P Target 24                                              0.60%              2.22%             0.25%             3.07%
  The Dowsm DART 10                                          0.60%              2.59%             0.25%             3.44%
  Value Line(R)Target 25                                      0.60%              2.69%             0.25%             3.54%
  Global Target 15                                           0.60%              3.84%             0.25%             4.69%
  Nasdaq Target 15                                           0.60%              2.29%             0.25%             3.14%

The Prudential Series Fund, Inc.:
  SP William Blair International Growth 17                    0.85%             0.45%             0.25%             1.55%
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------

1        As noted above,  shares of the Portfolios  generally are purchased through variable  insurance  products.  Many of the Portfolios  and/or their investment  advisers and/or  distributors  have entered into  arrangements with us as the issuer of the Annuity under which they  compensate us for providing  ongoing  services in lieu of the Trust  providing such services.  Amounts paid under these  arrangements  are included under "Other  Expenses." For more information see the  prospectus  for each  underlying  portfolio  and,  "Service  Fees  payable to  American  Skandia,"  later in this prospectus.
2        The Portfolios'  total actual annual  operating  expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers,  reimbursement of expenses and expense offset arrangements.  These waivers,  reimbursements,  and offset arrangements are voluntary and may be terminated by American Skandia Investment Services,  Inc. and Prudential  Investments
     LLC at any time.  After  accounting  for the waivers,  reimbursements  and offset  arrangements,  the  Portfolio's  actual  annual operating expenses were:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                     Portfolio Name                  Reimbursement
                                     --------------                  -------------
                         AST William Blair International Growth          1.24%
                         AST DeAM International Equity                   1.14%
                         AST DeAM Small-Cap Growth                       1.02%
                         AST DeAM Small-Cap Value                        1.15%
                         AST Goldman Sachs Mid-Cap Growth                1.31%
                         AST Marsico Capital Growth                      1.10%
                         AST Goldman Sachs Concentrated Growth           1.06%
                         AST DeAM Large-Cap Value                        0.99%
                         AST Alliance Growth and Income                  0.97%
                         AST DeAM Global Allocation                      0.14%
                         AST PIMCO Total Return Bond                     0.78%
                         AST Money Market                                0.59%
     Effective  May 1, 2004,  the  Investment  Managers  have  voluntarily  agreed to waive a portion of their fee equal to .05% of the average  daily net assets of the AST Hotchkis & Wiley  Large-Cap  Value  Portfolio.  If such waiver had been in place at year-end, the Portfolio's actual annual operating expenses would have been 0.93%.
3        The Trust adopted a Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 of the  Investment  Company Act of 1940 to permit an affiliate of the Trust's Investment Managers to receive brokerage  commissions in connection with purchases and sales of securities  held by Portfolios of the Trust,  and to use these  commissions to promote the sale of shares of such  Portfolio.  The chart above shows the amount of commissions paid during 2003 to the affiliate of the Investment Managers to promote  distribution, shown as a percentage of Portfolio  average daily net assets.  The Distribution Plan does not limit the amount of commissions that may be directed under the Plan, so the amount  directed in future years may be greater than or less than the  percentage  shown in the chart above.  Overall brokerage  commission rates and amounts paid by the various Portfolios are not expected to increase as a result of the Distribution Plan.
4        Effective February 23, 2004, J.P. Morgan Investment  Management,  Inc. became Sub-advisor of the Portfolio.  Prior to February 23, 2004, Strong Capital Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Strong
     International Equity."
5        Effective May 1, 2004,  State Street Research and Management  Company became  Sub-advisor of the Portfolio.  Prior to May 1, 2004,  Pilgrim Baxter & Associates  served as  Sub-advisor of the Portfolio,  then named "AST PBHG Small Cap
     Growth."
6        Effective May 1, 2004,  Hotchkis and Wiley Capital  Management LLC became  Sub-advisor of the Portfolio.  Prior to
     May 1, 2004,  INVESCO Funds Group,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST INVESCO  Capital
     Income."
7        (a) The DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares of other AST  Portfolios  (the  "Underlying
     Portfolios").  The only  management  fee  directly  paid by the  Portfolio  is a 0.10%  fee paid to  American  Skandia  Investment
     Services,  Inc.  and  Prudential  Investments  LLC.  The  management  fee shown in the chart for the  Portfolio  is (i) that 0.10%
     management  fee paid by the Portfolio plus (ii) an estimate of the management  fees paid by the Underlying  Portfolios,  which are borne indirectly by investors in the Portfolio.  The estimate was calculated  based on the percentage of the Portfolio  invested in each Underlying Portfolio as of December 31, 2003 using the management fee rates shown in the chart above.
     (b) The  DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares  of  other  AST  Portfolios  (the  "Underlying
     Portfolios").  The expense  information  shown in the chart for the Portfolio  reflects (i) the expenses of the  Portfolio  itself plus (ii) an  estimate  of the  expenses  paid by the  Underlying  Portfolios,  which are borne  indirectly  by  investors  in the
     Portfolio.  The estimate was calculated  based on the percentage of the Portfolio  invested in each  Underlying  Portfolio as of
     December 31, 2003 using the expense rates for the Underlying Portfolios shown in the above chart.
8        Effective May 1, 2004, Goldman Sachs Asset Management,  L.P. became Sub-advisor of the Portfolio.  Prior to May 1,
     2004, Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "AST Federated High Yield."
9        The Adviser of Wells Fargo  Variable  Trust has committed  through  April 30, 2005 to waive fees and/or  reimburse expenses to the extent necessary to maintain the Fund's net operating expenses as shown in the following table:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             Equity Income                               1.00%

10       The Fund has adopted a new form of administrative  services and transfer agency agreements which will be effective
     May 1, 2004.  As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.
11       The Fund's  adviser is  entitled  to receive  reimbursement  from the Fund for fees and  expenses  paid for by the
     Fund's  adviser  pursuant  to  expense  limitation  commitments  between  the  Fund's  adviser  and  the  Fund if such reimbursement  does not cause the Fund to exceed its then-current  expense  limitations and the  reimbursement is made within three years after the Fund's adviser incurred the expense.
12       As a result of a reorganization on April 30, 2004 of INVESCO VIF  Telecommunications  into INVESCO VIF Technology, the Portfolio's Total Annual Operating Expenses have been restated to reflect current expenses.
13       Evergreen  Investment  Management  Company,  LLC ("Evergreen") may voluntarily waive its fees and/or reimburse the
     Fund for  certain of its  expenses in order to reduce  expenses as shown in the table  below.  Amounts  waived  and/or reimbursed  may be  recouped  up to a period of three  years  following  the end of the  fiscal  year in which the fee waivers and/or expense  reimbursements  were made.  Evergreen may cease these voluntary waivers and/or  reimbursements at any time.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             International Equity                        1.07%
                             Special Equity                              1.03%

14       ProFund Advisors LLC has  contractually  agreed to waive Investment  Advisory and Management  Services Fees and to
     reimburse other expenses to the extent Total Annual  Portfolio  Operating  Expenses,  as a percentage of average daily net assets,  exceed 1.98% (1.73% for ProFund VP U.S.  Government Plus) through December 31, 2004. After such date, any of the expense  limitations  may be terminated or revised.  Amounts  waived or reimbursed in a particular  fiscal year may be repaid to ProFund  Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not  cause  the  Portfolio's  expenses  to exceed  any  expense  limitation  in place at that  time.  A waiver or reimbursement lowers the expense ration and increases overall returns to investors.
15       The Funds' Board of Trustees  reserve the right to suspend  payments  under the 12b-1 Plan at any time.  On May 1,
     2003,  12b-1  payments were  suspended  for all Funds except the First Trust 10 Uncommon  Values  Portfolio.  Payments
     under  the 12b-1  Plan will  resume  effective  May 1, 2004 for the  Target  Managed  VIP  Portfolio,  the Dow Dart 10
     Portfolio,  the Global Target 15 Portfolio,  the S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value
     Line Target 25 Portfolio.
16       First Trust has voluntarily  agreed to waive fees and reimburse  expenses of the Funds through  September 30, 2005 to limit Total Annual Fund Operating Expenses (excluding brokerage expense and extraordinary  expense) as shown in the table below.  There can be no assurance  that First Trust will  continue to waive fees and  reimburse  expenses  after
     September 30, 2005.  First Trust may seek restitution  from the Funds for fees waived and expenses  reimbursed  within three years following such waiver or  reimbursement;  however,  the restitution is limited to the extent that it would not cause a Fund to exceed current expense limitations.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------

                           First Trust(R)10 Uncommon Values               1.37%
                           Target Managed VIP                            1.47%
                           S&P Target 24                                 1.47%
                           The Dowsm DART 10                             1.47%
                           Value Line(R)Target 25                         1.47%
                           Global Target 15                              1.47%
                           Nasdaq Target 15                              1.47%

17       Effective May 1, 2004,  William Blair & Company,  LLC became  Sub-advisor of the Portfolio.  Prior to May 1, 2004,
     Prudential  Investments  LLC/Jennison  Associates LLC served as Sub-advisor of the Portfolio,  then named "SP Jennison
     International Growth."

EXPENSE EXAMPLES
These  examples  are  designed to assist you in  understanding  the various  expenses  you may incur with the Annuity  over certain periods of time based on specific  assumptions.  The examples  reflect the Contingent  Deferred Sales Charges (when applicable),  Annual Maintenance Fee (when applicable),  Insurance Charge, and the maximum total annual portfolio operating expenses for the underlying  Portfolio  (shown above),  as well as the maximum  charges for the optional  benefits that are offered under the Annuity that can be elected in  combination  with one another.  The  Securities  and Exchange  Commission
("SEC") requires these examples.

Below are examples  showing what you would pay in expenses at the end of the stated time periods for each  Sub-account  had you  invested  $10,000 in the  Annuity  and  received a 5% annual  return on assets,  and  elected  all  optional  benefits available.

The examples  shown assume that:  (a) you only  allocate  Account  Value to the  Sub-account  with the maximum total annual portfolio  operating  expenses for the underlying  Portfolio (shown above),  not to a Fixed  Allocation;  (b) the Insurance
Charge is assessed as 1.65% per year;  (c) the Annual  Maintenance  Fee (when  applicable)  is reflected as an  asset-based charge based on an assumed  average  contract  size;  (d) you make no withdrawals of Account Value during the period shown;
(e) you make no transfers,  withdrawals,  surrender or other  transactions  for which we charge a fee for during the period shown; (f) no tax charge applies;  (g) the maximum total annual portfolio  operating expenses for the underlying  Portfolio
(shown above) are  reflected;  and (h) the charge for each optional  benefit is reflected as an additional  charge equal to
0.50% of Protected  Income Value for the  Guaranteed  Minimum  Income  Benefit and 0.50% per year of the average  daily net assets of the Sub-accounts  for the Combination 5% Roll-up and Highest  Anniversary  Value Death Benefit.  Amounts shown in the examples are rounded to the nearest dollar.

Expense  Examples are provided as follows:  1.) if you surrender  the Annuity at the end of the stated time period;  2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity.

THE EXAMPLES ARE  ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE  CONSIDERED A  REPRESENTATION  OF PAST OR FUTURE  EXPENSES OF THE
UNDERLYING  MUTUAL  FUNDS OR THEIR  PORTFOLIOS - ACTUAL  EXPENSES  WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT ELECT ALL OF
THE OPTIONAL BENEFITS AVAILABLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

If you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                       $1,519                       $2,833                      $3,576                     $6,704
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $754                        $2,203                      $3,576                     $6,704
            ----------------------------- --------------------------- --------------------------- --------------------------

If you do not surrender your contract:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $754                        $2,203                      $3,576                     $6,704
            ----------------------------- --------------------------- --------------------------- --------------------------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable  investment  option is a Sub-account of American Skandia Life Assurance  Corporation  Variable Account B (see
"What are Separate Accounts" for more detailed  information.) Each Sub-account  invests  exclusively in one Portfolio.  You should  carefully read the prospectus for any Portfolio in which you are interested.  The following  chart  classifies each of the Portfolios  based on our assessment of their investment  style (as of the date of this  Prospectus).  The chart also provides a description of each  Portfolio's  investment  objective (in italics) and a short,  summary  description of their key policies to assist you in  determining  which  Portfolios  may be of interest to you.  There is no  guarantee  that any underlying Portfolio will meet its investment objective.

The name of the  advisor/sub-advisor  for each  Portfolio  appears next to the  description.  Those  Portfolios  whose name includes the prefix "AST" are Portfolios of American  Skandia Trust.  The investment  managers for AST are American Skandia
Investment  Services,  Incorporated and Prudential  Investments LLC, affiliated  companies of American Skandia.  However, a sub-advisor, as noted below, is engaged to conduct day-to-day investment decisions.

The Portfolios are not publicly  traded mutual funds.  They are only  available as investment  options in variable  annuity contracts  and variable life  insurance  policies  issued by insurance  companies,  or in some cases,  to  participants  in certain  qualified  retirement  plans.  However,  some of the Portfolios  available as  Sub-accounts  under the Annuity are managed  by the same  portfolio  advisor  or  sub-advisor  as a retail  mutual  fund of the same or  similar  name that the
Portfolio  may have been modeled  after at its  inception.  Certain  retail mutual funds may also have been modeled after a
Portfolio.  While  the  investment  objective  and  policies  of  the  retail  mutual  funds  and  the  Portfolios  may  be substantially  similar,  the actual  investments  will differ to varying  degrees.  Differences  in the  performance of the funds can be  expected,  and in some cases  could be  substantial.  You should not compare  the  performance  of a publicly traded mutual fund with the  performance  of any similarly  named  Portfolio  offered as a  Sub-account.  Details about the investment  objectives,  policies,  risks,  costs and management of the Portfolios  are found in the  prospectuses  for the underlying  mutual funds.  The current  prospectus and statement of additional  information  for the underlying  Portfolios can be obtained by calling 1-800-766-4530.

===========================================================================================================================

Effective  close of business  June 28, 2002,  the AST Goldman Sachs  Small-Cap  Value  Portfolio is no longer  offered as a
Sub-account under the Annuity,  except as follows:  if at any time on or prior to June 28, 2002 you had any portion of your
Account Value allocated to the AST Goldman Sachs Small-Cap Value  Sub-account,  you may continue to allocate  Account Value and make  transfers  into and/or out of the AST Goldman Sachs  Small-Cap  Value  Sub-account,  including any bank drafting, dollar cost  averaging,  asset  allocation  and  rebalancing  programs.  If you never had a portion of your  Account  Value allocated  to the AST Goldman  Sachs  Small-Cap  Value  Sub-account  on or prior to June 28, 2002 or if you  purchase  your
Annuity after June 28, 2002, you cannot allocate Account Value to the AST Goldman Sachs Small-Cap Value Sub-Account.

Effective May 1, 2004, the SP William Blair International  Growth Portfolio (formerly the SP Jennison  International Growth
Portfolio)  is no longer  offered as a  Sub-account  under the Annuity,  except as follows:  if at any time prior to May 1,
2004 you had any portion of your Account Value  allocated to the SP William Blair  International  Growth  Sub-account,  you may continue to allocate  Account Value and make  transfers  into and/or out of the SP William Blair  International  Growth
Sub-account,  including any bank drafting,  dollar cost averaging,  asset allocation and rebalancing programs. If you never had a portion of your Account Value  allocated to the SP William Blair  International  Growth  Sub-account  prior to May 1,
2004 or if you  purchase  your  Annuity  after May 1,  2004,  you cannot  allocate  Account  Value to the SP William  Blair
International Growth Sub-Account.

Either of the above Sub-accounts may be offered to new Owners at some future date;  however,  at the present time, there is no  intention  to do so. We also  reserve  the right to offer or close each of the above  Sub-accounts  to all Owners  that owned the Annuity prior to the respective close dates.
===========================================================================================================================
Please  refer to Appendix A for  certain  required  financial  information  related to the  historical  performance  of the
Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST JPMorgan  International  Equity (f/k/a AST Strong  International  Equity):  seeks long-term capital  growth by investing in a diversified  portfolio of  international  equity  securities.
                    The  Portfolio  seeks to meet its objective by investing,  under normal market  conditions,  at least 80% of its assets in a diversified  portfolio of equity  securities of companies  located
      EQUITY        or operating in developed  non-U.S.  countries  and emerging  markets of the world.  The equity        J.P. Morgan
                    securities will ordinarily be traded on a recognized foreign  securities  exchange or traded in  Investment Management
                    a foreign  over-the-counter  market in the country where the issuer is principally  based,  but           Inc.
                    may also be traded in other countries including the United States.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST William Blair International  Growth (AST American Century  International Growth merged into     William Blair &
                    this  Portfolio):  seeks  long-term  growth of capital.  The  Portfolio  pursues its  objective    Company, L.L.C.
                    primarily  through  investments  in equity  securities  of issuers  located  outside the United
                    States.  The  Portfolio  normally  invests at least 80% of its total  assets in  securities  of
      EQUITY        issuers from at least five  different  countries,  excluding the United  States.  The Portfolio invests primarily in companies  selected for their growth  potential.  Securities are generally selected  without  regard to any defined  allocation  among  countries,  geographic  regions or industry sectors, or other similar selection procedure.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST DeAM  International  Equity:  seeks capital growth.  The Portfolio pursues its objective by      Deutsche Asset
                    investing  at least 80% of the value of its assets in the equity  securities  of  companies  in     Management, Inc.
                    developed  non-U.S.  countries that are represented in the MSCI EAFE(R)Index. The target of this
                    Portfolio  is to track the  performance  of the MSCI  EAFE(R)Index  within  4% with a  standard
      EQUITY        deviation  expected of +/- 4%. The  Sub-advisor  considers  a number of factors in  determining whether to invest in a stock,  including  earnings growth rate,  analysts'  estimates of future earnings and industry-relative price multiples.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Global Equity:  seeks capital growth.  Under normal circumstances the Portfolio invests
                    at least 80% of its assets in equity securities of U.S. and foreign issuers  (including issuers      Massachusetts
  GLOBAL EQUITY     in developing  countries).  The Portfolio  generally seeks to purchase  securities of companies    Financial Services
                    with relatively large market capitalizations relative to the market in which they are traded.           Company
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST State Street Research  Small-Cap  Growth (f/k/a AST PBHG Small-Cap  Growth):  seeks capital growth.  The Portfolio  pursues its objective by primarily  investing at least 80% of the value
 SMALL CAP GROWTH   of its assets in the common stocks of small-sized  companies,  whose market capitalizations are  State Street Research similar to market  capitalizations  of the  companies in the Russell 2000(R)Index at the time of  and Management Company the Portfolio's investment.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  Small-Cap  Growth:  seeks maximum  growth of  investors'  capital from a portfolio of growth  stocks of  smaller  companies.  The  Portfolio  pursues  its  objective,  under  normal circumstances,  by  primarily  investing  at  least  80%  of its  total  assets  in the  equity
 SMALL CAP GROWTH   securities  of  small-sized   companies  included  in  the  Russell  2000  Growth(R)Index.  The      Deutsche Asset
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity     Management, Inc.
                    securities  which  approximates  the market risk of those  stocks  included in the Russell 2000
                    Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    SMALL CAP       AST Federated  Aggressive  Growth:  seeks capital growth.  The Portfolio pursues its investment objective by investing in the stocks of small  companies  that are traded on national  security
                    exchanges,  NASDAQ stock  exchange and the  over-the-counter-market.  Small  companies  will be   Federated Investment
      GROWTH        defined as  companies  with market  capitalizations  similar to  companies  in the Russell 2000   Counseling/Federated
                    Growth Index. Up to 25% of the  Portfolio's  net assets may be invested in foreign  securities,    Global Investment
                    which are typically denominated in foreign currencies.                                              Management Corp.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------ ------------------------------------------------------------------------------------------------- -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
 SMALL CAP VALUE   AST Gabelli Small-Cap Value:  seeks to provide  long-term capital growth by investing  primarily in  small-capitalization  stocks  that  appear  to be  undervalued.  The  Portfolio  will have a non-fundamental  policy to invest, under normal circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement applies at the time the  Portfolio  invests  its  assets.  The  Portfolio  generally  defines  small  capitalization companies as those with a  capitalization  of $1.5 billion or less.  Reflecting a value approach
                   to investing,  the Portfolio will seek the stocks of companies whose current stock prices do not          GAMCO
                   appear to adequately reflect their underlying value as measured by assets,  earnings,  cash flow     Investors, Inc.
                   or business franchises.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
                   AST DeAM Small-Cap  Value:  seeks maximum growth of investors'  capital.  The Portfolio  pursues its objective,  under normal market conditions, by primarily investing at least 80% of its total
                   assets in the equity  securities of  small-sized  companies  included in the Russell 2000(R)Value      Deutsche Asset
 SMALL CAP VALUE   Index.  The  Sub-advisor  employs an  investment  strategy  designed to maintain a portfolio  of     Management, Inc.
                   equity  securities  which  approximates  the market risk of those stocks included in the Russell
                   2000(R)Value Index, but which attempts to outperform the Russell 2000(R)Value Index.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
  MID-CAP GROWTH   AST Goldman Sachs Mid-Cap Growth:  seeks long-term  capital  growth.  The Portfolio  pursues its   Goldman Sachs Asset
                   investment  objective,  by investing  primarily in equity  securities  selected for their growth     Management, L.P.
                   potential,   and  normally  invests  at  least  80%  of  the  value  of  its  assets  in  medium capitalization  companies.  For  purposes of the  Portfolio,  medium-sized  companies  are those whose  market  capitalizations  (measured  at the time of  investment)  fall within the range of companies  in the  Standard  & Poor's  MidCap  400  Index.  The  Sub-advisor  seeks to  identify individual  companies with earnings growth potential that may not be recognized by the market at large.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
                   AST Neuberger Berman Mid-Cap Growth: seeks capital growth.  Under normal market conditions,  the
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of mid-cap companies.  For purposes of the  Portfolio,  companies with equity market  capitalizations  that
  MID-CAP GROWTH   fall within the range of the Russell  Midcap(R)Index,  at the time of investment,  are considered     Neuberger Berman
                   mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in the  securities  of     Management Inc.
                   large-cap  companies as well as in small-cap  companies.  The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
  MID-CAP VALUE    AST Neuberger Berman Mid-Cap Value: seeks capital growth.  Under normal market  conditions,  the
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of mid-cap companies.  For purposes of the  Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of  investment  are  considered mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in the  securities  of
                   large-cap  companies as well as in small-cap  companies.  Under the  Portfolio's  value-oriented     Neuberger Berman
                   investment  approach,  the Sub-advisor  looks for well-managed  companies whose stock prices are     Management Inc.
                   undervalued and that may rise in price before other investors realize their worth.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
     ALL-CAP       AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio  invests primarily in equity securities,  such as common or preferred stocks,  that are listed on U.S. exchanges or in the  over-the-counter  market. The Portfolio may invest in the equity securities of companies of
      GROWTH       all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on the        Fred Alger
                   Sub-advisor's assessment of particular companies and market conditions.                              Management, Inc.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
     ALL-CAP       AST Gabelli  All-Cap  Value:  seeks  capital  growth.  The  Portfolio  pursues its  objective by investing primarily in readily marketable equity securities  including common stocks,  preferred stocks and  securities  that may be converted at a later time into common  stock.  The Portfolio may invest in the  securities  of companies of all sizes,  and may  emphasize  either  larger or  GAMCO Investors, Inc.
      VALUE        smaller companies at a given time based on the Sub-advisor's  assessment of particular companies and market conditions.  The Portfolio focuses on companies that appear  underpriced  relative to their private market value ("PMV").  PMV is the value that the Portfolio's  Sub-advisor believes informed investors would be willing to pay for a company.
------------------ ------------------------------------------------------------------------------------------------- -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        AST T. Rowe Price Natural  Resources:  seeks  long-term  capital growth  primarily  through the common stocks of companies  that own or develop  natural  resources  (such as energy  products, precious  metals and forest  products)  and other basic  commodities.  The  Portfolio  normally invests  primarily (at least 80% of its total assets) in the common stocks of natural  resource companies whose earnings and tangible  assets could benefit from  accelerating  inflation.  The
                    Portfolio looks for companies that have the ability to expand production,  to maintain superior
                    exploration  programs  and  production   facilities,   and  the  potential  to  accumulate  new      T. Rowe Price
                    resources.  At least 50% of Portfolio assets will be invested in U.S. securities,  up to 50% of     Associates, Inc.
                    total assets also may be invested in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance  Growth:  seeks long-term  capital growth.  The Portfolio  invests at least 80% of its total assets in the equity  securities of a limited  number of large,  carefully  selected, high-quality  U.S.  companies  that are judged  likely to  achieve  superior  earnings  growth.
 LARGE CAP GROWTH   Normally,  about 40-60  companies will be  represented in the Portfolio,  with the 25 companies     Alliance Capital
                    most  highly  regarded  by  the  Sub-advisor  usually  constituting  approximately  70%  of the     Management, L.P.
                    Portfolio's  net assets.  An emphasis is placed on identifying  companies  whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and
                    related securities,  such as preferred stocks,  convertible securities and depositary receipts,      Massachusetts
 LARGE CAP GROWTH   of companies that the  Sub-advisor  believes offer better than average  prospects for long-term    Financial Services
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run         Company
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment     Marsico Capital
                    objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be     Management, LLC
                    incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large, a "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs  Concentrated  Growth (AST DeAM Large-Cap Growth merged into this Portfolio):
                    seeks growth of capital in a manner  consistent with the  preservation of capital.  Realization of  income  is not a  significant  investment  consideration  and any  income  realized  on the
                    Portfolio's  investments,  therefore,  will be incidental  to the  Portfolio's  objective.  The
 LARGE CAP GROWTH   Portfolio  will pursue its objective by investing  primarily in equity  securities of companies   Goldman Sachs Asset
                    that  the  Sub-advisor  believes  have  potential  to  achieve  capital  appreciation  over the     Management, L.P.
                    long-term.  The Portfolio seeks to achieve its investment objective by investing,  under normal circumstances,  in approximately 30 - 45 companies that are considered by the Sub-advisor to be positioned for long-term growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST DeAM Large-Cap Value:  seeks maximum growth of capital by investing  primarily in the value      Deutsche Asset
                    stocks  of  larger  companies.  The  Portfolio  pursues  its  objective,  under  normal  market     Management, Inc.
                    conditions,  by  primarily  investing  at least  80% of the value of its  assets in the  equity
                    securities  of  large-sized   companies   included  in  the  Russell  1000(R)Value  Index.  The
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity securities  which  approximates  the market risk of those stocks  included in the Russell 1000(R)
                    Value Index,  but which  attempts to outperform  the Russell  1000(R)Value Index through  active stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       AST Alliance/Bernstein  Growth + Value: seeks capital growth by investing  approximately 50% of     Alliance Capital
                    its assets in growth  stocks of large  companies and  approximately  50% of its assets in value     Management, L.P.
                    stocks of large  companies.  The Portfolio will invest primarily in commons tocks of large U.S.
                    companies  included in the Russell  1000(R)Index (the "Russell  1000(R)").  The Russell 1000(R)is
                    a market capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.
                    companies.  Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35
      BLEND         companies  primarily from the Russell 1000(R)Growth Index constituting  approximately 50% of the
                    Portfolio's  net assets and 35-50  companies  primarily  from the  Russell  1000(R)Value  Index
                    constituting  the  remainder  of  the  Portfolio's  net  assets.   There  will  be  a  periodic
                    rebalancing  of each  segment's  assets  to take  account  of market  fluctuations  in order to maintain the approximately equal allocation.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST Sanford  Bernstein Core Value:  seeks  long-term  capital growth by investing  primarily in   Sanford C. Bernstein
                    common stocks.  The  Sub-advisor  expects that the majority of the  Portfolio's  assets will be        & Co., LLC
                    invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities  created when companies are undervalued on the basis of investor  reactions to near-term problems or circumstances even though their long-term  prospects  remain sound. The Sub-advisor  seeks to identify  individual companies with earnings growth potential that may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate securities.  The  Portfolio  pursues  its  investment  objective  by  investing,  under  normal circumstances,  at least 80% of its net assets in  securities  of real  estate  issuers.  Under
   REAL ESTATE      normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity      Cohen & Steers
      (REIT)        securities of real estate companies,  i.e., a company that derives at least 50% of its revenues   Capital Management,
                    from the ownership,  construction,  financing, management or sale of real estate or that has at           Inc.
                    least  50% of its  assets in real  estate.  Real  estate  companies  may  include  real  estate investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Sanford Bernstein Managed Index 500: will invest, under normal circumstances,  at least 80%
                    of its net assets in  securities  included in the Standard & Poor's 500  Composite  Stock Price
                    Index  (the  "S&P(R)500 ").  The  Portfolio  seeks  to  outperform  the S&P 500  through  stock selection  resulting  in  different  weightings  of common  stocks  relative to the index.  The
                    Portfolio will invest  primarily in the common stocks of companies  included in the S&P 500. In seeking  to  outperform  the S&P  500,  the  Sub-advisor  starts  with a  portfolio  of  stocks
  MANAGED INDEX     representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative   Sanford C. Bernstein
                    criteria  that are designed to indicate  whether a particular  stock will  predictably  perform        & Co., LLC
                    better or worse than the S&P 500. Based on these criteria,  the Sub-advisor  determines whether the  Portfolio  should  over-weight,  under-weight  or hold a  neutral  position  in the  stock relative  to the  proportion  of the S&P 500  that  the  stock  represents.  In  addition,  the
                    Sub-advisor  also  may  determine  that  based on the  quantitative  criteria,  certain  equity securities that are not included in the S&P 500 should be held by the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST American  Century Income & Growth (AST MFS Growth with Income merged into this  Portfolio):
                    seeks  capital  growth with current  income as a secondary  objective.  The  Portfolio  invests primarily in common stocks that offer  potential for capital growth,  and may,  consistent with its  investment  objective,  invest in stocks  that offer  potential  for current  income.  The
       AND          Sub-advisor  utilizes a  quantitative  management  technique  with a goal of building an equity     American Century
      INCOME        portfolio  that provides  better  returns than the S&P 500 Index without  taking on significant        Investment
                    additional  risk and while  attempting to create a dividend yield that will be greater than the     Management, Inc.
                    S&P 500 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST Alliance Growth and Income:  seeks long-term  growth of capital and income while attempting     Alliance Capital
                    to avoid excessive  fluctuations in market value. The Portfolio  normally will invest in common     Management, L.P.
                    stocks  (and  securities   convertible  into  common  stocks).  The  Sub-advisor  will  take  a
       AND          value-oriented  approach,  in that it will  try to keep  the  Portfolio's  assets  invested  in
      INCOME        securities that are selling at reasonable  valuations in relation to their fundamental business prospects.  The  stocks  that the  Portfolio  will  normally  invest in are  those of  seasoned companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    AST Hotchkis & Wiley Large-Cap Value (f/k/a AST INVESCO Capital  Income):  seeks current income and long-term growth of income, as well as capital appreciation.  The Portfolio invests,  under normal  circumstances,  at least 80% of its net assets plus borrowings for investment  purposes
                    in common stocks, of large cap U.S.  companies,  that have a high cash dividend or payout yield     Hotchkis & Wiley
                    relative to the market.  The  Sub-advisor  currently  considers large cap companies to be those   Capital Management,
                    with market  capitalizations  like those  founding  the Russell 1000 Index.  Additionally,  the           LLC
                    Portfolio can invest up to 20% of its total assets in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Global  Allocation:  seeks a high level of total  return by  investing  primarily in a diversified  portfolio  of  mutual  funds.  The  Portfolio  seeks  to  achieve  its  investment objective  by  investing  in  several  other  AST  Portfolios  ("Underlying  Portfolios").  The
                    Portfolio intends its strategy of investing in combinations of Underlying  Portfolios to result      Deutsche Asset
     BALANCED       in  investment  diversification  that an  investor  could  otherwise  achieve  only by  holding     Management, Inc.
                    numerous  investments.  The  Portfolio  is  expected  to be  invested  in  at  least  six  such
                    Underlying  Portfolios at any time. It is expected that the  investment  objectives of such AST
                    Portfolios will be diversified.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital  growth and  current  income.  The
                    Sub-advisor  intends  to  maintain  approximately  60%  of the  Portfolio's  assets  in  equity
                    securities and the remainder in bonds and other fixed income  securities.  Both the Portfolio's     American Century
     BALANCED       equity and fixed  income  investments  will  fluctuate  in value.  The equity  securities  will        Investment
                    fluctuate  depending on the  performance of the companies that issued them,  general market and     Management, Inc.
                    economic  conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
ASSET ALLOCATION    AST T. Rowe Price Asset Allocation:  seeks a high level of total return by investing  primarily      T. Rowe Price
                    in a  diversified  portfolio  of fixed income and equity  securities.  The  Portfolio  normally     Associates, Inc.
                    invests  approximately  60% of its total  assets in equity  securities  and 40% in fixed income securities.  The Sub-advisor  concentrates common stock investments in larger, more established companies,  but the  Portfolio may include small and  medium-sized  companies  with good growth prospects.  The fixed income portion of the Portfolio will be allocated among  investment grade securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   GLOBAL BOND      AST T. Rowe Price Global  Bond:  seeks to provide  high  current  income and capital  growth by      T. Rowe Price
                    investing  in  high-quality  foreign and U.S.  dollar-denominated  bonds.  The  Portfolio  will   International, Inc.
                    invest at least 80% of its total  assets in all types of high  quality  bonds  including  those issued  or  guaranteed  by U.S.  or  foreign  governments  or  their  agencies  and by  foreign authorities,  provinces and  municipalities  as well as investment  grade  corporate  bonds and mortgage and  asset-backed  securities of U.S. and foreign  issuers.  The  Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized  through  hedging.  The Portfolio may also invest up to
                    20% of its assets in the aggregate in below  investment-grade,  high-risk bonds ("junk bonds").
                    In addition,  the  Portfolio may invest up to 30% of its assets in  mortgage-backed  (including derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 HIGH YIELD BOND    AST Goldman  Sachs High Yield (f/k/a AST Federated  High Yield):  seeks a high level of current   Goldman Sachs Asset
                    income and may also  consider the potential for capital  appreciation.  The Portfolio  invests,     Management, L.P.
                    under normal  circumstances,  at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in high-yield,  fixed-income  securities that,  at the time of purchase,  are  non-investment  grade  securities.  Non-investment  grade securities are securities rated BB, Ba or below by a NRSRO,  or, if unrated,  determined by the
                    Sub-advisor  to be of  comparable  quality.  The  Portfolio  may  invest  in all types of fixed income  securities,  including,  senior and subordinated  corporate debt  obligations  (such as bonds, debentures,  notes and commercial paper), convertible and non-convertible corporate debt obligations,  loan  participations,  custodial  receipts,  municipal  securities  and preferred stock.  The Portfolio may invest up to 25% of its total assets in  obligations  of domestic and foreign  issuers  which  are  denominated  in  currencies  other  than the U.S.  dollar  and in securities of issuers located in emerging countries  denominated in any currency.  Under normal market  conditions,  the Portfolio  may invest up to 20% of its net assets in investment  grade fixed-income securities, including U.S. Government Securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST Lord Abbett  Bond-Debenture:  seeks high  current  income and the  opportunity  for capital  Lord, Abbett & Co. LLC appreciation  to produce a high total  return.  To pursue its  objective,  the  Portfolio  will invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities and normally  invests  primarily in high yield and investment grade debt securities, securities  convertible  in common stock and  preferred  stocks.  The  Portfolio  may find good value in high yield  securities,  sometimes  called  "lower-rated  bonds" or "junk  bonds," and frequently  may have more than half of its assets  invested in those  securities.  At least 20%
                    of the  Portfolio's  assets  must be  invested  in any  combination  of  investment  grade debt securities,  U.S.  Government  securities  and cash  equivalents.  The  Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain  a  weighted  average  maturity  in the  range of five to twelve  years,  there are no restrictions  on the overall  Portfolio or on individual  securities.  The Portfolio may invest up to 20% of its net assets in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO  Total  Return Bond (AST DeAM Bond  merged  into this  Portfolio):  seeks to maximize total return consistent with  preservation of capital and prudent  investment  management.  The
                    Portfolio  will  invest in a  diversified  portfolio  of  fixed-income  securities  of  varying
                    maturities.  The average  portfolio  duration  of the  Portfolio  generally  will vary within a    Pacific Investment
                    three- to six-year time frame based on the Sub-advisor's forecast for interest rates.            Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MONEY MARKET     AST Money  Market:  seeks high  current  income and  maintain  high  levels of  liquidity.  The      Wells Capital
                    Portfolio  attempts to  accomplish  its  objective by  maintaining  a  dollar-weighted  average    Management, Inc.
                    maturity  of not  more  than 90 days  and by  investing  in  securities  which  have  effective maturities of not more than 397 days.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 EMERGING MARKETS   GVIT Developing Markets (f/k/a Montgomery Variable Series - Emerging Markets):  seeks long-term capital appreciation,  under normal conditions by investing at least 80% of its total assets in  Gartmore Global Asset
                    stocks of  companies  of any size  based in the  world's  developing  economies.  Under  normal        Management
                    market  conditions,  investments  are  maintained in at least six countries at all times and no  Trust/Gartmore Global
                    more than 35% of total assets in any single one of them.                                                Partners
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.    Wells Fargo Funds
                    The  Portfolio  invests  in the  common  stocks of large  U.S.  companies  with  strong  return    Management, LLC
                    potential and above-average  dividend income.  The Portfolio invests  principally in securities of companies with market capitalizations of $3 billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    INVESCO Variable  Investment Funds - Dynamics:  seeks long-term  capital growth.  The Portfolio   INVESCO Funds Group,
                    pursues its  objective  by normally  investing  at least 65% of its assets in common  stocks of          Inc.
                    mid-sized  companies  that are  included  in the  Russell  Midcap  Growth  Index at the time of purchase,  or if not  included  in that  Index,  have market  capitalizations  of between  $2.5 billion and $15 billion at the time of purchase.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment  Funds - Technology  (INVESCO VIF  Telecommunications  merged into   INVESCO Funds Group,
                    this Portfolio):  seeks capital growth.  The Portfolio normally invests at least 80% of its net          Inc.
                    assets in the  equity  securities  and  equity-related  instruments  of  companies  engaged  in technology-related  industries.  These  include,  but  are  not  limited  to,  various  applied technologies,  hardware,  software,  semiconductors,  telecommunications equipment and services and service-related companies in information technology.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds - Health  Sciences:  seeks capital  growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related          Inc.
                    instruments of companies that develop,  produce or distribute  products or services  related to health care. These companies  include,  but are not limited to, medical  equipment or supplies, pharmaceuticals, biotechnology, and healthcare providers and service companies.
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Financial  Services:  seeks capital growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related          Inc.
                    instruments of companies  involved in the financial  services sector.  These companies include, but are not limited to, banks,  insurance companies,  investment and miscellaneous  industries, and suppliers to financial services companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  GLOBAL EQUITY     Evergreen  VA  International  Equity  (f/k/a  Evergreen  VA  International  Growth and acquired
                    Evergreen  VA  Global  Leaders):  seeks  long-term  capital  growth  and,  secondarily,  modest income.  The Portfolio invests  primarily in equity securities issued by established,  quality,
                    non-U.S.  companies  located in countries  with developed  markets and may purchase  across all   Evergreen Investment
                    market  capitalizations.  The  Portfolio  normally  invests  at  least  65%  of its  assets  in   Management Company,
                    securities  of  companies  in at least three  different  countries  (other than the U.S.).  The           LLC
                    Portfolio may also invest in emerging markets.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
 SMALL CAP EQUITY   Evergreen VA Special Equity:  seeks capital  growth.  The Portfolio  normally  invests at least
                    80% of its assets in common  stocks of small  U.S.  companies  (i.e.,  companies  whose  market capitalizations  fall within the range of the Russell  2000(R)Index,  at the time of  purchase).
                    The remaining 20% of the  Portfolio's  assets may be represented by cash or invested in various   Evergreen Investment
                    cash  equivalents.  The Portfolio's  manager selects stocks of companies which it believes have   Management Company,
                    the potential for accelerated growth in earnings and price.                                               LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    Evergreen VA Omega:  seeks long-term capital growth.  The Portfolio invests primarily in common stocks and  securities  convertible  into  common  stocks of U.S.  companies  across all market
                    capitalizations.  The  Portfolio's  managers  employ  a  growth  style  of  equity  management.   Evergreen Investment
                    "Growth" stocks are stocks of companies that the Portfolio's  managers believe have anticipated   Management Company,
                    earnings ranging from steady to accelerated growth.                                                       LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                     ProFund  VP  Europe  30:  seeks  daily  investment  results,  before  fees and  expenses,  that correspond to the daily  performance of the ProFunds  Europe 30 Index.  The ProFunds  Europe 30
  INTERNATIONAL     Index,  created by ProFund  Advisors,  is composed of 30 companies whose principal  offices are   ProFund Advisors LLC
      EQUITY        located  in Europe  and whose  securities  are  traded on U.S.  exchanges  or on the  NASDAQ as depositary  receipts or ordinary  shares.  The  component  companies in the ProFunds  Europe 30
                    Index are  determined  annually  based upon their U.S.  dollar-traded  volume.  Their  relative weights are determined based on a modified market capitalization method.
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     ProFund VP Asia 30: seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance  of the ProFunds Asia 30 Index.  The ProFunds Asia 30 Index,  created by ProFund  Advisors,  is composed of 30 companies whose  principal  offices are located in the
                    Asia/Pacific  region,  excluding Japan, and whose securities are traded on U.S. exchanges or on
      EQUITY        the NASDAQ as depository  receipts or ordinary shares. The component  companies in the ProFunds
                    Asia 30 Index are  determined  annually  based  upon  their U.S.  dollar-traded  volume.  Their relative weights are determined based on the modified market capitalization method.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Japan: seeks daily investment results,  before fees and expenses, that correspond to the daily  performance  of the Nikkei 225 Stock  Average.  Since the  Japanese  markets are not open when  ProFund VP Japan  values its  shares,  ProFund VP Japan  determines  its  success in meeting this  investment  objective by comparing its daily return on a given day with the daily performance of related futures  contracts traded in the United States related to the Nikkei 225
                    Stock Average.  The Nikkei 225 Stock Average Index (Nikkei Index) is a modified  price-weighted index of the 225 most  actively  traded  and  liquid  Japanese  companies  listed  in the First
  INTERNATIONAL     Section of the Tokyo Stock  Exchange.  The Nikkei  Index is  calculated  from the prices of the   ProFund Advisors LLC
      EQUITY        225  Tokyo  Stock  Exchange   (TSE)  First  Section  stocks   selected  to  represent  a  broad
                    cross-section  of  Japanese  industries  and the overall  performance  of the  Japanese  equity market.  Nihon  Keizai  Shimbun,  Inc.  is the  sponsor of the Index.  Companies  in the Nikkei
                    Index are  reviewed  annually.  Emphasis  is  placed  on  maintaining  the  Index's  historical continuity while keeping the Index composed of stocks with high market  liquidity.  The sponsor consults with various market experts,  considers  company specific  information and the overall composition of the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Banks: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
                    the daily  performance  of the Dow Jones  U.S.  Banks  Index.  The Dow Jones U.S.  Banks  Index
                    measures  the  performance  of the  banking  industry  of the  U.S.  equity  market.  Component companies  include all  regional  and major U.S.  domiciled  international  banks,  savings and loans, savings banks,  thrifts,  building  associations and societies.  Investment and merchant banks are excluded.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Basic Materials:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S. Basic  Materials  Sector Index.  The
                    Dow Jones U.S. Basic  Materials  Sector Index measures the  performance of the basic  materials
      SECTOR        economic sector of the U.S. equity market.  Component  companies are involved in the production   ProFund Advisors LLC
                    of aluminum,  commodity chemicals,  specialty chemicals,  forest products,  non-ferrous metals, paper products, precious metals and steel.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  Biotechnology:  seeks daily  investment  results,  before fees and  expenses,  that correspond to the daily  performance of the Dow Jones U.S.  Biotechnology  Index. The Dow Jones
                    U.S.  Biotechnology  Index measures the performance of the  biotechnology  industry of the U.S.
      SECTOR        equity  market.  Component  companies  include  those engaged in genetic  research,  and/or the   ProFund Advisors LLC
                    marketing  and  development  of  recombinant  DNA  products.  Makers  of  artificial  blood and contract biotechnology researchers are also included in the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer Cyclical:  seeks daily investment results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Consumer Cyclical Sector Index. The
                    Dow Jones U.S.  Consumer  Cyclical  Sector  Index  measures  the  performance  of the  consumer cyclical  economic  sector of the U.S. equity market.  Component  companies  include  airlines, auto manufacturers,  auto parts, tires, casinos,  consumer  electronics,  recreational products and services,  restaurants,  lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer  Non-Cyclical:  seeks daily investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that correspond to the daily  performance of the Dow Jones U.S.  Consumer  Non-Cyclical  Sector
                    Index. The Dow Jones U.S.  Consumer  Non-Cyclical  Sector Index measures the performance of the consumer  non-cyclical  economic sector of the U.S. equity market.  Component companies include beverage  companies,  consumer service  companies,  durable and non-durable  household  product manufacturers, cosmetic companies, food products and agriculture and tobacco products.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Energy:  seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones U.S. Energy Sector Index.  The Dow Jones U.S. Energy
                    Sector  Index  measures  the  performance  of the  energy  sector  of the U.S.  equity  market.
                    Component  companies include oil drilling  equipment and services,  coal, oil  companies-major, oil companies-secondary,  pipelines, liquid, solid or gaseous fossil fuel producers and service companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Financial:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Financial  Sector  Index.  The Dow
                    Jones U.S.  Financial Sector Index measures the performance of the financial  services economic sector of the U.S.  equity market.  Component  companies  include  regional  banks;  major U.S.
                    domiciled  international banks; full line, life, and property and casualty insurance companies;
                    companies that invest,  directly or indirectly in real estate;  diversified financial companies such as Fannie  Mae,  credit card  insurers,  check  cashing  companies,  mortgage  lenders and investment  advisers;  securities  brokers and dealers,  including  investment banks,  merchant banks and online brokers; and publicly traded stock exchanges.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Healthcare:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Healthcare  Sector Index.  The Dow
                    Jones U.S.  Healthcare Sector Index measures the performance of the healthcare  economic sector of the U.S. equity market.  Component  companies  include health care providers,  biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Industrial:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Industrial  Sector Index.  The Dow
                    Jones U.S.  Industrial Sector Index measures the performance of the industrial  economic sector
                    of  the  U.S.  equity  market.   Component   companies   include  building   materials,   heavy
                    construction,  factory  equipment,  heavy machinery,  industrial  services,  pollution control,
                    containers  and  packaging,   industrial  diversified,   air  freight,  marine  transportation,
                    railroads,  trucking,  land-transportation  equipment,  shipbuilding,  transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Internet:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones Composite  Internet  Index.  The Dow Jones Composite
                    Internet Index measures the  performance of stocks in the U.S. equity markets that generate the majority  of their  revenues  from the  Internet.  The  Index is  composed  of two  sub-groups:
                    Internet  Commerce - companies that derive the majority of their revenues from providing  goods and/or  services  through an open network,  such as a web site.  Internet  Services - companies that derive the majority of their revenues from  providing  access to the Internet or providing services to people using the Internet.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Pharmaceuticals:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the Dow Jones  U.S.  Pharmaceuticals  Index.  The Dow
                    Jones U.S.  Pharmaceuticals  Index measures the performance of the pharmaceuticals  industry of the U.S. equity market.  Component  companies include the makers of prescription  drugs such as birth control pills and vaccines,  and over-the-counter  drugs, such as aspirin, cold remedies, as well as companies engaged in contract drug research..
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Precious Metals:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the  Philadelphia  Stock Exchange  Gold/Silver  Sector
                    Index. The  Philadelphia  Stock Exchange  Gold/Silver  Sector Index measures the performance of the gold and silver mining industry of the global equity market.  Component  companies  include companies  involved in the mining and production of gold,  silver,  and other precious  metals, precious stones and pearls.  The Index does not include  producers of commemorative  medals and coins that are made of these metals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Real  Estate:  seeks  daily  investment  results,  before  fees and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Real Estate  Index.  The Dow Jones
                    U.S. Real Estate Index measures the  performance of the real estate industry of the U.S. equity
                    market.   Component  companies  include  those  that  invest  directly  or  indirectly  through
      SECTOR        development,  management  or  ownership  of shopping  malls,  apartment  buildings  and housing   ProFund Advisors LLC
                    developments;  and real estate  investment  trusts ("REITs") that invest in apartments,  office and  retail  properties.  REITs are  passive  investment  vehicles  that  invest  primarily  in income-producing real estate or real estate related loans or interests.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Semiconductor:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Semiconductor  Index. The Dow Jones
                    U.S.  Semiconductor  Index measures the performance of the  semiconductor  industry of the U.S.
                    equity market.  Component  companies are engaged in the production of semiconductors  and other integrated chips, as well as other related products such as circuit boards and motherboards.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Technology:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Technology  Sector Index.  The Dow
                    Jones U.S.  Technology  Sector Index measures the  performance of the technology  sector of the
                    U.S.  equity  market.  Component  companies  include  those  involved in  computers  and office
                    equipment,  software,   communications  technology,   semiconductors,   diversified  technology
                    services and internet services.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Telecommunications:  seeks daily investment results,  before fees and expenses, that   ProFund Advisors LLC
                    correspond to the daily performance of the Dow Jones U.S.  Telecommunications Sector Index. The
                    Dow  Jones  U.S.   Telecommunications   Sector   Index   measures   the   performance   of  the
                    telecommunications  economic  sector of the U.S.  equity market.  Component  companies  include fixed-line communications and wireless communications companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Utilities:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Utilities  Sector  Index.  The Dow
      SECTOR        Jones U.S.  Utilities Sector Index measures the performance of the utilities economic sector of   ProFund Advisors LLC
                    the U.S. equity market.  Component  companies  include  electric  utilities,  gas utilities and water utilities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
THE PROFUND VP PORTFOLIOS  DESCRIBED  BELOW ARE AVAILABLE AS  SUB-ACCOUNTS  TO ALL ANNUITY  OWNERS.  EACH  PORTFOLIO  PURSUES AN INVESTMENT
STRATEGY THAT SEEKS TO PROVIDE DAILY  INVESTMENT  RESULTS,  BEFORE FEES AND EXPENSES,  THAT MATCH A WIDELY  FOLLOWED  INDEX,  INCREASE BY A
SPECIFIED FACTOR RELATIVE TO THE INDEX,  MATCH THE INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED  FACTOR.  THE
INVESTMENT  STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT  RESULTS OF THE APPLICABLE
INDEX.  IT IS RECOMMENDED  THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL  ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC
OR TACTICAL  ASSET  ALLOCATION  STRATEGY  INVEST IN THESE  PORTFOLIOS.  WE HAVE  ARRANGED THE  PORTFOLIOS  BASED ON THE INDEX ON WHICH IT'S
INVESTMENT STRATEGY IS BASED.
--------------------------------------------------------------------------------------------------------------------------------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P 500(R)Index is a measure of large-cap U.S. stock market  performance.  It is a capitalization  weighted index of 500 U.S.  operating companies and REITS selected by an S&P committee through a non-mechanical  process that factors criteria such as liquidity,  price,  market capitalization, financial viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bull: seeks daily investment results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
     S&P 500        the daily performance of the S&P 500(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bear: seeks daily investment results,  before fees and expenses,  that correspond to the inverse  (opposite) of the daily  performance of the S&P 500(R)Index.  If ProFund VP Bear is successful in meeting its objective,  its net asset value should gain  approximately  the same,
     S&P 500        on a  percentage  basis,  as any  decrease  in the S&P 500(R)Index when the Index  declines on a   ProFund Advisors LLC
                    given  day.  Conversely,  its  net  asset  value  should  lose  approximately  the  same,  on a percentage basis, as any increase in the Index when the Index rises on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  UltraBull:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to twice (200%) the daily  performance of the S&P 500(R)Index.  Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded  to one and one-half times (150%) the daily  performance of the S&P 500(R)Index. If
                    ProFund VP UltraBull is  successful in meeting its  objective,  its net asset value should gain
     S&P 500        approximately  twice as much, on a percentage basis, as the S&P 500(R)Index when the Index rises   ProFund Advisors LLC
                    on a given day.  Conversely,  its net asset value should lose approximately twice as much, on a percentage  basis,  as the Index when the Index  declines on a given day. Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded to one and one-half times the daily performance of the S&P 500(R)Index
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The NASDAQ-100 Index(R)includes 100 of the largest  non-financial  domestic and  international  issues listed on the NASDAQ Stock Market. To be eligible for inclusion  companies  cannot be in bankruptcy  proceedings  and must meet certain  additional  criteria  including  minimum
trading  volume  and  "seasoning,"  requirements.   The  Index  is  calculated  under  a  modified   capitalization-weighted   methodology.
Reconstitution and rebalancing occurs on an annual, quarterly and ongoing basis..
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP OTC: seeks daily investment  results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
                    the daily performance of the NASDAQ-100  Index(R).  "OTC" in the name of ProFund VP OTC refers to securities  that do not trade on a U.S.  securities  exchange  registered  under the Securities
                    Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund  VP  Short  OTC:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the inverse  (opposite) of the daily  performance  of the NASDAQ-100  Index(R).  If
                    ProFund VP Short OTC is  successful in meeting its  objective,  its net asset value should gain approximately  the same, on a percentage  basis, as any decrease in the NASDAQ-100  Index(R)when the Index declines on a given day.  Conversely,  its net asset value should lose  approximately the same, on a percentage  basis,  as any increase in the Index when the Index rises on a given day.  "OTC" in the name of  ProFund VP Short OTC  refers to  securities  that do not trade on a
                    U.S. securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP UltraOTC:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to twice  (200%) the daily  performance  of the  NASDAQ-100  Index(R).  If ProFund VP UltraOTC is
                    successful in meeting its  objective,  its net asset value should gain  approximately  twice as much,  on a percentage  basis,  as the  NASDAQ-100  Index(R)when the Index rises on a given day.
                    Conversely,  its net asset  value  should lose  approximately  twice as much,  on a  percentage basis,  as the Index when the Index  declines  on a given day.  "OTC" in the name of ProFund VP
                    UltraOTC refers to securities that do not trade on a U.S.  securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P MidCap 400 Index(R)is a measure of mid-size  company U.S. stock market  performance.  It is a  capitalization  weighted index of 400
U.S.  operating  companies  and REITS.  Securities  are selected for inclusion in the index by an S&P  committee  through a  non-mechanical process that factors  criteria  such as liquidity,  price,  market  capitalization,  financial  viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  S&P MIDCAP 400    ProFund VP Mid-Cap  Value:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond  to the  daily  performance  of the  S&P  MidCap  400/Barra  Value  Index(R).  The S&P
                    MidCap400/Barra Value Index(R)is a market capitalization  weighted index comprised of the stocks in the S&P MidCap 400 Index that have  comparatively  low  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Mid-Cap  Growth:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the S&P MidCap 400/Barra Growth Index(R).  The S&P MidCap
  S&P MIDCAP 400    400/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in   ProFund Advisors LLC
                    the S&P MidCap 400 Index(R)that have  comparatively  high  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  UltraMid-Cap:  seeks  daily  investment  results,  before fees and  expenses,  that correspond to twice (200%) the daily  performance  of the S&P MidCap 400 Index(R).  If ProFund VP
                    UltraMid-Cap  is  successful  in  meeting  its  objective,  its net  asset  value  should  gain
  S&P MIDCAP 400    approximately  twice as much,  on a  percentage  basis,  as the S&P MidCap 400 Index(R)when the   ProFund Advisors LLC
                    Index rises on a given day.  Conversely,  its net asset value should lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P SmallCap 600 Index(R)consists of 600 domestic  stocks chosen for market size,  liquidity,  and industry group  representation.  The
Index comprises stocks from the industrial, utility, financial, and transportation sectors.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Value:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P  SmallCap  600/Barra  Value  Index(R).  The S&P
                    SmallCap  600/Barra  Value Index(R)is a market  capitalization  weighted index  comprised of the stocks in the S&P SmallCap  600/Barra Value Index(R)that have  comparatively  low  price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Value  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Growth:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P SmallCap  600/Barra  Growth  Index(R).  The S&P
                    SmallCap  600/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in the S&P SmallCap  600/Barra Growth Index(R)that have  comparatively high price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Growth  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The Russell 2000 Index(R)is a measure of small-cap U.S. Stock market  performance.  It is an adjusted market  capitalization  weighted index containing  approximately 2000 of the smallest  companies in the Russell 3000 Index or approximately 8% of the total market  capitalization of the Russell 3000 Index,  which in turn represents  approximately 98% of the investable U.S. equity market.  All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion.  Reconstitution  occurs  annually.  Securities are not replaced if they leave the index.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   RUSSELL 2000     ProFund VP  UltraSmall-Cap:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to twice (200%) the daily  performance  of the Russell  2000(R)Index.  If ProFund VP
                    UltraSmall-Cap  is  successful  in meeting  its  objective,  its net asset  value  should  gain approximately  twice as much, on a percentage  basis, as the Russell 2000 Index(R)when the Index rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
30 Year U.S. Treasury Bond
--------------------------------------------------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP U.S.  Government  Plus: seeks daily  investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that  correspond  to one and  one-quarter  times  (125%) the daily  price  movement of the most recently  issued  30-year U.S.  Treasury  Bond ("Long  Bond").  In  accordance  with its stated
                    objective,  the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest  rates  rise.  If  ProFund  VP U.S.  Government  Plus is  successful  in  meeting  its objective,  its net asset value should gain  approximately  one and one-quarter times (125%) as much,  on a percentage  basis,  as any daily  increase in the price of the Long Bond on a given day.  Conversely,  its net asset value should lose  approximately  one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------  ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP Rising Rates Opportunity:  seeks daily investment results, before fees and expenses,   ProFund Advisors LLC
                    that correspond to one and one-quarter  times (125%) the inverse  (opposite) of the daily price movement of the most recently  issued 30-year U.S.  Treasury Bond ("Long Bond").  In accordance with its  stated  objective,  the net  asset  value of  ProFund  VP  rising  Rates  Opportunity generally  should  decrease as interest  rates fall. If ProFund VP Rising Rates  Opportunity is successful  in meeting its  objective,  its net asset value should gain  approximately  one and one-quarter  times as much, on a percentage  basis, as any daily decrease in the Long Bond on a given day.  Conversely,  its net asset value  should  lose  approximately  one and  one-quarter times as much, on a percentage basis, as any daily increase in the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------

Each  portfolio of the First Defined  Portfolio Fund LLC invests in the securities of a relatively few number of issuers or in a particular sector of the economy.  Since the assets of each  portfolio are invested in a limited number of issuers or a limited sector of the economy, the net asset value of the portfolio may be more susceptible to a single adverse economic,  political or regulatory occurrence.  Certain of the  portfolios  may also be subject to  additional  market risk due to their  policy of  investing  based on an  investment  strategy  and generally not buying or selling  securities in response to market  fluctuations.  Each  portfolio's  relative lack of diversity and limited ongoing management may subject Owners to greater market risk than other portfolios.

The stock selection date for each of the strategy  Portfolios of the First Defined  Portfolio Fund LLC is on or about December 31st of each year. The holdings for each strategy  Portfolio  will be adjusted  annually on or about  December 31st in accordance  with the  Portfolio's investment  strategy.  At that time,  the  percentage  relationship  among the shares of each issuer held by the Portfolio is  established.
Through the next one-year  period that  percentage  will be  maintained  as closely as  practicable  when the  Portfolio  makes  subsequent purchases and sales of the securities.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       First Trust(R)10 Uncommon  Values:  seeks to provide  above-average  capital  appreciation.  The   First Trust Advisors
                    Portfolio  seeks to achieve its  objective  by  investing  primarily  in the ten common  stocks selected by the Investment  Policy Committee of Lehman Brothers Inc.  ("Lehman  Brothers") with the assistance of the Research  Department of Lehman  Brothers which, in their opinion have the
      BLEND         greatest  potential for capital  appreciation  during the next year. The stocks included in the
                    Portfolio  are adjusted  annually on or about July 1st in  accordance  with the  selections  of           L.P.
                    Lehman Brothers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 BLENDED STRATEGY   Target  Managed VIP:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to   First Trust Advisors
                    achieve its objective by investing in common stocks of the most  attractive  companies that are identified  by a model based on six  uniquely  specialized  strategies  - The Dowsm DART 5, the
                    European  Target 20,  the  Nasdaq(R)Target 15, the S&P Target 24, the Target  Small Cap and the
                    Value Line(R)Target 25.                                                                                    L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    The DowSM  DART 10:  seeks to  provide  above-average  total  return.  The  Portfolio  seeks to   First Trust Advisors
                    achieve its objective by investing in common  stocks  issued by companies  that are expected to provide  income and to have the  potential  for capital  appreciation.  The  Portfolio  invests primarily in the common stocks of the ten companies in the DJIA that have the highest  combined
                    dividend yields and buyback ratios on or about the applicable stock selection date.                       L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Global Target 15: seeks to provide  above-average  total return. The Portfolio seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to provide income and to have the potential for capital  appreciation.  The Portfolio invests primarily in
                    the common  stocks of the companies  which are  components  of the DJIA,  the  Financial  Times   First Trust Advisors
  GLOBAL EQUITY     Industrial  Ordinary Share Index ("FT Index") and the Hang Seng Index. The Portfolio  primarily           L.P.
                    consists of common stocks of the five  companies  with the lowest per share stock prices of the ten  companies in each of the DJIA, FT Index and Hang Seng Index,  respectively,  that have the highest dividend yield in the respective index on or about the applicable stock selection date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    S&P Target 24: seeks to provide  above-average  total return.  The  Portfolio  seeks to achieve its  objective by investing in common  stocks  issued by companies  that have the potential for
    LARGE CAP       capital  appreciation.  The Portfolio  invests  primarily in the common  stocks of  twenty-four   First Trust Advisors
      GROWTH        companies  selected from a subset of the stocks included in the Standard & Poor's 500 Composite           L.P.
                    Stock Price Index.  The subset of stocks will be taken from each of the eight largest  economic sectors of the S&P 500 Index based on the sector's market capitalization.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       Nasdaq(R)Target  15:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to   First Trust Advisors
                    achieve its objective by investing in common  stocks  issued by companies  that are expected to          L.P.
                    have the potential for capital  appreciation.  The  Portfolio  invests  primarily in the common
      GROWTH        stocks of fifteen companies  selected from a pre-screened  subset of the stocks included in the
                    Nasdaq-100 Index on or about the applicable stock selection date through a multi-step process.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      INTER-        The Prudential  Series Fund,  Inc. - SP William Blair  International  Growth (f/k/a SP Jennison
                    International  Growth):  seeks long-term growth of capital.  The Portfolio invests primarily in equity-related  securities  of foreign  issuers that the  Sub-adviser  thinks will  increase in value over a period of years.  The  Portfolio  invests  primarily  in the common stock of large and  medium-sized  foreign  companies.  Under normal  circumstances,  the Portfolio  invests at least 65% of its total  assets in common  stock of foreign  companies  operating or based in at
 NATIONAL EQUITY    least five different  countries.  The Portfolio  looks  primarily for stocks of companies whose        Prudential
                    earnings are growing at a faster rate than other  companies and that have above average  growth     Investments LLC/
                    in earnings and cash flow, improving profitability,  strong balance sheets, management strength     William Blair &
                    and strong  market  share for its  products.  The  Portfolio  also tries to buy such  stocks at       Company, LLC
                    attractive prices in relation to their growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill  Companies,
Inc.  and have  been  licensed  for use by  American  Skandia  Investment  Services,  Incorporated.  The  Portfolio  is not
sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no  representation  regarding  the advisability of investing in the Portfolio.

"Dow Jones Industrial  Averagesm",  "DJIAsm",  "Dow  Industrialssm",  "The Dowsm", and "The Dow 10sm", are service marks of
Dow Jones & Company,  Inc.  ("Dow Jones") and have been licensed for use for certain  purposes by First Trust Advisors L.P.
("First  Trust").  The  portfolios,  including,  and in particular  the Target  Managed VIP portfolio and The DowSM DART 10 portfolio,  are not  endorsed,  sold or  promoted  by Dow  Jones,  and Dow  Jones  makes no  representation  regarding  the advisability of investing in such products.

"Standard & Poor's,"  "S&P," "S&P 500,"  "Standard & Poor's 500," and "500" are  trademarks of The  McGraw-Hill  Companies,
Inc.  and have been  licensed for use by First Trust on behalf of the S&P Target 24  Portfolio  and the Target  Managed VIP
Portfolio.  The  Portfolios  are not  sponsored,  endorsed,  managed,  sold or promoted by Standard & Poor's and Standard &
Poor's makes no representation regarding the advisability of investing in the Portfolio.

"The Nasdaq 100(R)",  "Nasdaq-100  Index(R)",  "Nasdaq Stock  Market(R)",  and "Nasdaq(R)" are trade or service marks of The Nasdaq
Stock Market,  Inc. (which with its affiliates are the  "Corporations")  and have been licensed for use by First Trust. The
Nasdaq  Target 15  Portfolio  and Target  Managed  VIP  Portfolio  have not been  passed on by the  Corporations  as to its legality or  suitability.  The Nasdaq  Target 15  Portfolio  and Target  Managed VIP  Portfolio  are not issued,  endorsed, sponsored,  managed,  sold or promoted by the Corporations.  The Corporations make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target Managed VIP Portfolio.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM  Ranking System" are registered  trademarks of Value Line  Securities,  Inc. or Value Line  Publishing,  Inc.  The Target  Managed  VIP(R)Portfolio  is not  sponsored, recommended,  sold or promoted by Value Line  Publishing,  Inc.,  Value Line, Inc. or Value Line  Securities,  Inc. ("Value
Line").  Value Line makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R)10 Uncommon Values portfolio is not sponsored or created by Lehman  Brothers,  Inc.  ("Lehman  Brothers").
Lehman  Brothers'  only  relationship  to First  Trust is the  licensing  of certain  trademarks  and trade names of Lehman
Brothers and of the "10 Uncommon  Values" which is determined,  composed and calculated by Lehman  Brothers  without regard to First Trust or the First Trust(R)10 Uncommon Values portfolio.

Dow Jones has no  relationship  to the  ProFunds  VP,  other than the  licensing  of the Dow Jones  sector  indices and its service marks for use in connection  with the ProFunds VP. The ProFunds VP are not sponsored,  endorsed,  sold, or promoted by  Standard  & Poor's or  NASDAQ,  and  neither  Standard & Poor's nor  NASDAQ  makes any  representations  regarding  the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED ALLOCATIONS?
We offer Fixed  Allocations  of different  durations  during the  accumulation  period.  These "Fixed  Allocations"  earn a guaranteed  fixed rate of interest  for a specified  period of time,  called the  "Guarantee  Period." In most  states,  we offer Fixed  Allocations  with Guarantee  Periods from 1 to 10 years. We may also offer special  purpose Fixed  Allocations for use with  certain  optional  investment  programs.  We  guarantee  the  fixed  rate for the  entire  Guarantee  Period.
However,  if you withdraw or transfer  Account  Value before the end of the Guarantee  Period,  we will adjust the value of your  withdrawal  or transfer  based on a formula,  called a "Market Value  Adjustment."  The Market Value  Adjustment  can
either be  positive  or  negative,  depending  on the  movement  of  applicable  interest  rates  payable  on Strips of the appropriate  duration.  Please  refer  to the  section  entitled  "How  does  the  Market  Value  Adjustment  Work?"  for a description  of the formula along with examples of how it is  calculated.  You may allocate  Account Value to more than one
Fixed Allocation at a time.

Fixed  Allocations  may not be  available in all states.  Availability  of Fixed  Allocations  is subject to change and may differ by state and by the annuity  product you  purchase.  Please call  American  Skandia at  1-800-766-4530  to determine availability of Fixed Allocations in your state and for your annuity product.

FEES AND CHARGES
The charges  under the  contracts  are  designed to cover,  in the  aggregate,  our direct and  indirect  costs of selling, administering and providing benefits under the contracts.  They are also designed,  in the aggregate,  to compensate us for the risks of loss we assume  pursuant to the  contracts.  If, as we expect,  the charges that we collect from the contracts exceed our total  costs in  connection  with the  contracts,  we will earn a profit.  Otherwise  we will incur a loss.  The rates of certain of our charges have been set with  reference  to estimates of the amount of specific  types of expenses or risks that we will incur.  In most cases,  this  prospectus  identifies  such  expenses or risks in the name of the charge;
however,  the fact that any charge bears the name of, or is designed  primarily to defray a particular expense or risk does not mean that the amount we collect  from that  charge  will  never be more than the  amount of such  expense or risk.  Nor does it mean that we may not also be  compensated  for such  expense or risk out of any other  charges we are  permitted to deduct by the terms of the contract.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent  Deferred  Sales  Charge:  We do not deduct a sales  charge from  Purchase  Payments  you make to your  Annuity.
However,  we may  deduct a  Contingent  Deferred  Sales  Charge or CDSC if you  surrender  your  Annuity or when you make a partial  withdrawal.  The CDSC  reimburses  us for expenses  related to sales and  distribution  of the Annuity,  including commissions,  marketing materials and other promotional  expenses.  The CDSC is calculated as a percentage of your Purchase
Payment being  surrendered  or withdrawn  during the  applicable  Annuity Year.  For purposes of  calculating  the CDSC, we consider  the year  following  the Issue  Date of your  Annuity  as Year 1. The  amount of the CDSC  decreases  over  time, measured from the Issue Date of the Annuity.  The CDSC percentages are shown below.

                           ------------------ ------------- ------------- ------------ ------------- -------------

                           YEARS                   1             2             3            4             5+
                           ------------------ ------------- ------------- ------------ ------------- -------------
                           ------------------ ------------- ------------- ------------ ------------- -------------

                           CHARGE (%)             8.5%          8.0%         7.0%          6.0%          0.0%
                           ------------------ ------------- ------------- ------------ ------------- -------------

The CDSC  period is based on the Issue  Date of the  Annuity,  not on the date each  Purchase  Payment  is  applied  to the
Annuity.  Purchase  Payments  applied to the  Annuity  after the Issue Date do not have their own CDSC  period.  During the first four (4) Annuity  Years,  under  certain  circumstances  you can withdraw a limited  amount of Account  Value without paying a CDSC.  This is referred to as a "Free  Withdrawal."  After four (4)  complete  Annuity  Years,  you can  surrender your  Annuity  or make a  partial  withdrawal  without  a CDSC  being  deducted  from  the  amount  being  withdrawn.  Free
Withdrawals  are not treated as a withdrawal  of Purchase  Payments for  purposes of  calculating  the CDSC on a subsequent withdrawal  or  surrender.  Withdrawals  of amounts  greater  than the  maximum  Free  Withdrawal  amount are  treated as a withdrawal  of  Purchase  Payments  and  will be  assessed  a CDSC  during  Annuity  Years 1  through  4. For  purposes  of calculating  the CDSC on a surrender or a partial  withdrawal,  the Purchase  Payments being  withdrawn may be greater than your  remaining  Account  Value or the amount of your  withdrawal  request.  This is most  likely to occur if you have made prior  withdrawals  under the Free  Withdrawal  provision  or if your  Account  Value has declined in value due to negative market performance.

We may waive the CDSC under certain  medically-related  circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment.  Free Withdrawals,  Medically-Related  Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

Transfer Fee:  Currently,  you may make twenty (20) free transfers  between  investment  options each Annuity Year. We will charge $10.00 for each transfer  after the twentieth in each Annuity Year. We do not consider  transfers  made as part of a dollar cost averaging  program when we count the twenty free  transfers.  Transfers  made as part of a  rebalancing,  asset allocation or similar program will be subject to the  twenty-transfer  limit.  However,  all transfers made on the same day will be treated as one (1)  transfer.  Renewals or transfers  of Account  Value from a Fixed  Allocation  at the end of its
Guarantee  Period are not subject to the Transfer Fee and are not counted toward the twenty free  transfers.  We may reduce the number of free transfers  allowable  each Annuity Year (subject to a minimum of eight) without  charging a Transfer Fee unless you make use of  electronic  means to transmit  your  transfer  requests.  We may  eliminate  the  Transfer  Fee for transfer  requests  transmitted  electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Annual  Maintenance Fee: During the  accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee
is $35.00 or 2% of your Account Value  invested in the variable  investment  options,  whichever is less.  This fee will be deducted  annually on the  anniversary  of the Issue Date of your  Annuity or, if you  surrender  your  Annuity  during the
Annuity  Year,  the fee is deducted at the time of surrender.  Currently,  the Annual  Maintenance  Fee is only deducted if your  Account  Value is less than  $100,000  on the  anniversary  of the  Issue  Date or at the time of  surrender.  We may increase  the Annual  Maintenance  Fee.  However,  any increase  will only apply to Annuities  issued after the date of the increase.

Tax Charges:  Several  states and some  municipalities  charge  premium  taxes or similar  taxes on  annuities  that we are required to pay. The amount of tax will vary from  jurisdiction  to jurisdiction  and is subject to change.  The tax charge currently  ranges up to 3 1/2% of your  premium  and is  designed  to  approximate  the taxes that we are  required to pay. We generally  will  deduct  the charge at the time the tax is  imposed,  but may also  decide to deduct  the charge  from each
Purchase  Payment at the time of a withdrawal  or  surrender  of your  Annuity or at the time you elect to begin  receiving annuity  payments.  We may assess a charge against the Sub-accounts and the Fixed  Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance  Charge:  We deduct an Insurance  Charge daily  against the average daily assets  allocated to the  Sub-accounts.
The Insurance  Charge is the  combination  of the  Mortality & Expense Risk Charge  (1.50%) and the  Administration  Charge
(0.15%).  The total charge is equal to 1.65% on an annual basis.  The Insurance  Charge is intended to compensate  American
Skandia for providing the insurance  benefits under the Annuity,  including the Annuity's basic death benefit that provides guaranteed  benefits to your  beneficiaries  even if the market  declines and the risk that  persons we  guarantee  annuity payments to will live longer than our assumptions.  The charge also covers  administrative  costs associated with providing the Annuity  benefits,  including  preparation of the contract,  confirmation  statements,  annual  account  statements and annual reports,  legal and accounting fees as well as various related  expenses.  Finally,  the charge covers the risk that our  assumptions  about the  mortality  risks and expenses  under this Annuity are incorrect and that we have agreed not to increase  these  charges over time despite our actual  costs.  We may  increase the portion of the total  Insurance  Charge that is deducted for  administrative  costs;  however,  any increase will only apply to Annuities  issued after the date of the increase.

American  Skandia may make a profit on the  Insurance  Charge if, over time,  the actual cost of providing  the  guaranteed insurance  obligations  under the Annuity  are less than the amount we deduct for the  Insurance  Charge.  To the extent we make a profit on the  Insurance  Charge,  such profit may be used for any other  corporate  purpose,  including  payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering the Annuity.

The Insurance  Charge is not deducted  against assets  allocated to a Fixed  Allocation.  However,  the amount we credit to
Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

Optional  Benefits for which we assess a charge solely against the variable  investment  options:  If you elect to purchase certain optional  benefits,  we will deduct an additional  charge on a daily basis solely from your Account Value allocated to the  Sub-accounts.  The additional  charge is included in the daily  calculation of the Unit Price for each Sub-account.
We may assess charges for other optional  benefits on a different basis as described  elsewhere in the  prospectus.  Please refer to the sections  entitled  "Living  Benefit  Programs" and "Death  Benefit" for a description  of the charge for each
Optional Benefit.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not  assess any  charges  directly  against  the  Portfolios.  However,  each  Portfolio  charges a total  annual fee comprised of an investment  management  fee,  operating  expenses and any  distribution  and service  (12b-1) fees that may apply.  These fees are deducted daily by each  Portfolio  before it provides  American  Skandia with the net asset value as of the close of business each day. More detailed  information  about fees and charges can be found in the  prospectuses for the Portfolios.  Please also see "Service Fees Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted when determining the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge against  Account Value  allocated to the  Sub-accounts,  we also take into  consideration  mortality,  expense,  administration,  profit and other factors in  determining  the interest rates we credit to Fixed  Allocations.  Any CDSC or Tax  Charge  applies  to amounts  that are taken  from the  variable  investment options or the Fixed Allocations.  A Market Value Adjustment may also apply to transfers,  certain  withdrawals,  surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In  certain  states,  we are  required  to pay a tax if and when  you  exercise  your  right to  receive  periodic  annuity payments.  The  amount of the tax we must pay will  depend on the  applicable  jurisdiction.  When you  annuitize,  we will apply a charge of up to 3.5% of your Account  Value,  depending  on the  applicable  jurisdiction  to cover the tax we must pay. If you select a fixed  payment  option,  the amount of each fixed  payment  will  depend on the Account  Value of your
Annuity when you elected to annuitize.  There is no specific charge deducted from these  payments;  however,  the amount of each annuity payment reflects  assumptions  about our insurance  expenses.  If you select a variable payment option that we may offer,  then the amount of your  benefits  will reflect  changes in the value of your  Annuity and will  continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may  reduce or  eliminate  certain  fees and  charges  or alter the  manner  in which  the  particular  fee or charge is deducted.  For  example,  we may reduce the amount of the CDSC or the length of time it applies,  reduce or  eliminate  the amount of the  Annual  Maintenance  Fee or reduce  the  portion  of the  total  Insurance  Charge  that is  deducted  as an
Administration  Charge.  Generally,  these  types of changes  will be based on a  reduction  to our sales,  maintenance  or administrative  expenses  due to the nature of the  individual  or group  purchasing  the  Annuity.  Some of the factors we might consider in making such a decision are: (a) the size and type of group;  (b) the number of Annuities  purchased by an
Owner; (c) the amount of Purchase Payments or likelihood of additional  Purchase  Payments;  and/or (d) other  transactions where sales,  maintenance or administrative  expenses are likely to be reduced.  We will not discriminate  unfairly between
Annuity  purchasers  if and  when we  reduce  the  portion  of the  Insurance  Charge  attributed  to the  charge  covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial  Purchase  Payment:  You must make a minimum initial Purchase  Payment of $10,000.  However,  if you decide to make payments  under a systematic  investment  or "bank  drafting"  program,  we will accept a lower  initial  Purchase  Payment provided that, within the first Annuity Year, you make at least $10,000 in total Purchase Payments.

Where  allowed by law,  initial and  additional  Purchase  Payments in excess of $1,000,000  require our approval  prior to acceptance.  We may apply  certain  limitations  and/or  restrictions  on the  Annuity as a  condition  of our  acceptance, including limiting the liquidity features or the Death Benefit  protection  provided under the Annuity,  limiting the right to make  additional  Purchase  Payments,  changing the number of transfers  allowable  under the Annuity or restricting the
Sub-accounts or Fixed Allocations that are available.  Other limitations and/or restrictions may apply.

Except as noted below,  Purchase  Payments  must be  submitted by check drawn on a U.S.  bank,  in U.S.  dollars,  and made payable to American  Skandia.  Purchase  Payments  may also be  submitted  via 1035  exchange or direct  transfer of funds.
Under  certain  circumstances,  Purchase  Payments may be  transmitted  to American  Skandia via wiring funds  through your investment  professional's  broker-dealer  firm.  Additional Purchase Payments may also be applied to your Annuity under an
                                                  ----------
arrangement  called "bank drafting"  where you authorize us to deduct money directly from your bank account.  We may reject any payment if it is received  in an  unacceptable  form.  Our  acceptance  of a check is subject to our ability to collect funds.

Age  Restrictions:  The  Owner  must be age 85 or  under as of the  Issue  Date of the  Annuity.  If the  Annuity  is owned jointly,  the oldest of the Owners  must be age 85 or under on the Issue Date.  If the  Annuity is owned by an entity,  the
Annuitant  must be age 85 or under as of the Issue Date.  You should  consider  your need to access your Account  Value and whether the Annuity's  liquidity  features will satisfy that need.  If you take a  distribution  prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  The  availability  and level of  protection of certain  optional  benefits  may vary based on the age of the Owner on the Issue Date of the  Annuity or the date of the
Owner's death.

Owner, Annuitant and Beneficiary  Designations:  On your Application,  we will ask you to name the Owner(s),  Annuitant and one or more Beneficiaries for your Annuity.

|X|      Owner:  The  Owner(s)  holds all  rights  under the  Annuity.  You may name more than one Owner in which  case all
         -----
       ownership  rights are held jointly.  However,  this Annuity does not provide a right of  survivorship.  Refer to the
       Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant is the person we agree to make  annuity  payments to and upon whose life we continue to
         ---------
       make such  payments.  You must name an Annuitant who is a natural  person.  We do not accept a designation  of joint
       Annuitants  during the accumulation  period.  Where allowed by law, you may name one or more Contingent  Annuitants.
       A Contingent  Annuitant  will become the  Annuitant if the Annuitant  dies before the Annuity Date.  Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the  person(s)  or  entity  you  name  to  receive  the  death  benefit.  If no
         -----------
       beneficiary is named the death benefit will be paid to you or your estate.

Your  right to make  certain  designations  may be limited  if your  Annuity  is to be used as an IRA or other  "qualified"
investment  that is given  beneficial  tax treatment  under the Code.  You should seek  competent tax advice on the income, estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner,  Annuitant  and  Beneficiary  designations  by sending us a request in writing.  Where allowed by law, such changes will be subject to our acceptance.  Some of the changes we will not accept  include,  but are not limited to:
|X|      a new  Owner  subsequent  to the  death of the Owner or the  first of any  joint  Owners  to die,  except  where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified"  investments,  a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
     and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary is the surviving spouse unless you elect an alternative Beneficiary designation.  Unless you elect an alternative Beneficiary  designation,  upon the death of either  spousal  Owner,  the  surviving  spouse may elect to assume  ownership  of the Annuity  instead of taking the Death
Benefit  payment.  The Death  Benefit that would have been  payable will be the new Account  Value of the Annuity as of the date of due proof of death and any required  proof of a spousal  relationship.  As of the date the assumption is effective, the  surviving  spouse will have all the rights and benefits  that would be available  under the Annuity to a new purchaser of the same  attained  age. For purposes of  determining  any future Death  Benefit for the  beneficiary  of the  surviving spouse,  the new Account Value will be considered as the initial  Purchase  Payment.  No CDSC will apply to the new Account
Value.  However,  any additional  Purchase  Payments  applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the  surviving  spouse is named as a Contingent  Annuitant,  upon the death of the
Annuitant,  the surviving  spouse will become the  Annuitant.  No Death Benefit is payable upon the death of the Annuitant.
However,  the Account  Value of the Annuity as of the date of due proof of death of the Annuitant  (and any required  proof of the spousal relationship) will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
If after  purchasing  your  Annuity you change your mind and decide that you do not want it, you may return it to us within a certain  period of time known as a right to cancel  period.  This is often  referred to as a  "free-look."  Depending  on the state in which you purchased  your Annuity and, in some states,  if you  purchased  the Annuity as a replacement  for a prior contract,  the right to cancel period may be ten (10) days,  twenty-one  (21) days or longer,  measured from the time that you received  your  Annuity.  If you return your Annuity  during the  applicable  period,  we will refund your current
Account  Value plus any tax charge  deducted.  This  amount may be higher or lower  than your  original  Purchase  Payment.
Where  required  by law,  we will  return  your  current  Account  Value or the amount of your  initial  Purchase  Payment, whichever is greater.  The same rules may apply to an Annuity that is purchased as an IRA.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum amount that we accept as an additional  Purchase  Payment is $100 unless you participate in American  Skandia's
Systematic  Investment Plan or a periodic purchase payment program.  We will allocate any additional  Purchase Payments you make  according  to your most recent  allocation  instructions,  unless you request new  allocations  when you submit a new
Purchase Payment.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your  Annuity by  authorizing  us to deduct money  directly  from your bank
              ----------
account and applying it to your Annuity.  This type of program is often called "bank  drafting".  We call our bank drafting program  "American  Skandia's  Systematic  Investment  Plan."  Purchase  Payments  made through  bank  drafting may only be allocated to the  variable  investment  options when  applied.  Bank  drafting  allows you to invest in your Annuity with a lower initial  Purchase  Payment,  as long as you authorize  payments that will equal at least $10,000  during the first 12 months of your Annuity.  We may suspend or cancel bank drafting  privileges if sufficient  funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified  investments.  If your employer  sponsors such a program,  we may agree to accept periodic  Purchase  Payments through a salary reduction program as long as the allocations are made only to variable  investment  options and the periodic Purchase Payments received in the first year total at least
$10,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial Purchase  Payment:  Once we accept your  application,  we invest your net Purchase Payment in the Annuity.  The net
Purchase  Payment is your initial  Purchase  Payment minus any tax charges that may apply.  On your  application we ask you to  provide us with  instructions  for  allocating  your  Account  Value.  You can  allocate  Account  Value to one or more variable investment options or Fixed Allocations.

Subsequent  Purchase  Payments:  We will allocate any additional  Purchase  Payments you make according to your most recent allocation  instructions.  If any rebalancing or asset  allocation  programs are in effect,  the allocation  should conform with such a program.  We assume that your most recent  allocation  instructions are valid for subsequent  Purchase Payments until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation  period you may transfer  Account Value between  investment  options.  Transfers are not subject to taxation on any gain.  We  currently  limit the number of  Sub-accounts  you can invest in at any one time to twenty  (20).
However,  you  can  invest  in an  unlimited  number  of  Fixed  Allocations.  We may  require  a  minimum  of $500 in each
Sub-account  you allocate  Account Value to at the time of any allocation or transfer.  If you request a transfer and, as a result of the transfer,  there would be less than $500 in the Sub-account,  we may transfer the remaining  Account Value in the Sub-account pro rata to the other investment options to which you transferred.

We may impose specific  restrictions on financial  transactions for certain Portfolios based on the Portfolio's  investment restrictions.  Currently,  any purchase,  redemption or transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any  announced  closing of the  applicable  securities  exchange  (generally,  3:00 p.m.
Eastern time) to be processed on the current  Valuation Day. The "cut-off" time for such financial  transactions  involving a ProFunds VP Sub-account  will be extended to1/2hour prior to any announced  closing  (generally,  3:30 p.m. Eastern time)
for      transactions      submitted      electronically      through     American      Skandia's      Internet     website
(www.americanskandia.prudential.com).

Currently,  we charge $10.00 for each transfer after the twentieth  (20th) in each Annuity Year,  including  transfers made as part of any  rebalancing,  asset  allocation or similar program which you have  authorized.  Transfers made as part of a dollar cost averaging  program do not count toward the twenty free transfer  limit.  Renewals or transfers of Account Value from a Fixed  Allocation  at the end of its  Guarantee  Period are not subject to the  transfer  charge.  We may reduce the number of free  transfers  allowable  each Annuity  Year  (subject to a minimum of eight)  without  charging a Transfer Fee unless you make use of  electronic  means to transmit  your  transfer  requests.  We may  eliminate  the  Transfer  Fee for transfer  requests  transmitted  electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Once you have made 20 transfers  among the  Sub-accounts  during an Annuity  Year, we will accept any  additional  transfer request  during that year only if the request is submitted to us in writing with an original  signature and otherwise is in good order.  For purposes of this 20 transfer  limit,  we (i) do not view a facsimile  transmission  as a  "writing",  (ii)
will treat multiple transfer requests  submitted on the same business day as a single transfer,  and (iii) do not count any transfer that solely involves  Sub-accounts  corresponding to any ProFund  Portfolio and/or the AST Money Market Portfolio,
or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

Frequent  transfers  among  Sub-accounts  in response to  short-term  fluctuations  in markets,  sometimes  called  "market timing," can make it very difficult for a Portfolio  manager to manage a Portfolio's  investments.  Frequent  transfers may cause the  Portfolio to hold more cash than  otherwise  necessary,  disrupt  management  strategies,  increase  transaction costs,  or affect  performance.  The  Annuity  offers  Sub-accounts  designed  for  Owners  who wish to engage in  frequent transfers  (i.e.,  one or more of the  Sub-accounts  corresponding  to the  ProFund  Portfolios  and the AST  Money  Market
Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

In light of the risks posed to Owners and other investors by frequent  transfers,  we reserve the right to limit the number of  transfers in any Annuity Year for all existing or new Owners and to take the other  actions  discussed  below.  We also reserve the right to limit the number of transfers  in any Annuity  Year or to refuse any transfer  request for an Owner or certain  Owners if: (a) we believe that excessive  transfer  activity (as we define it) or a specific  transfer  request or group of transfer  requests may have a detrimental  effect on Unit Values or the share prices of the Portfolios;  or (b) we are informed by a Portfolio (e.g., by the Portfolio's  portfolio  manager) that the purchase or redemption of shares in the
Portfolio  must be restricted  because the Portfolio  believes the transfer  activity to which such purchase and redemption relates would have a detrimental  effect on the share prices of the affected  Portfolio.  Without  limiting the above,  the most  likely  scenario  where  either  of the  above  could  occur  would be if the  aggregate  amount of a trade or trades represented a relatively  large  proportion of the total assets of a particular  Portfolio.  In  furtherance of our general authority to restrict  transfers as described above, and without limiting other actions we may take in the future,  we have adopted the following specific restrictions:

o        With respect to each Sub-account (other than the AST Money Market Sub-account,  or a Sub-account  corresponding to a ProFund  Portfolio),  we track amounts  exceeding a certain  dollar  threshold  that were  transferred  into the
         Sub-account.  If you transfer such amount into a particular  Sub-account,  and within 30 calendar days  thereafter transfer (the  "Transfer  Out") all or a portion of that amount into another  Sub-account,  then upon the Transfer
         Out, the former Sub-account becomes restricted (the "Restricted  Sub-account").  Specifically,  we will not permit subsequent  transfers  into the  Restricted  Sub-account  for 90  calendar  days  after  the  Transfer  Out if the
         Restricted  Sub-account invests in a non-international  Portfolio,  or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international  Portfolio.  For purposes of this rule, we (i) do not count transfers  made in  connection  with one of our  systematic  programs,  such as  asset  allocation  and  automated withdrawals;  (ii) do not count any  transfer  that  solely  involves  Sub-accounts  corresponding  to any ProFund
         Portfolio  and/or the AST Money Market  Portfolio;  and (iii) do not  categorize as a transfer the first  transfer that you make after the Issue Date, if you make that transfer  within 30 calendar days after the Issue Date.  Even if an amount  becomes  restricted  under the  foregoing  rules,  you are still free to redeem the amount from your
         Annuity at any time.
o        We reserve the right to effect  exchanges on a delayed basis for all contracts.  That is, we may price an exchange involving the  Sub-accounts  on the business day subsequent to the business day on which the exchange  request was received.  Before  implementing such a practice,  we would issue a separate written notice to Owners that explains the practice in detail.
o        If we deny one or more  transfer  requests  under the  foregoing  rules,  we will  inform  you or your  investment professional promptly of the circumstances concerning the denial.
o        We will  not  implement  these  rules in  jurisdictions  that  have  not  approved  contract  language  amendments authorizing  us to do so,  or may  implement  different  rules  in  certain  jurisdictions  if  required  by  such jurisdictions.  Contract owners in jurisdictions with such limited transfer restrictions,  and contract owners who own variable life insurance or variable  annuity  contracts  (regardless of  jurisdiction)  that do not impose the above-referenced  transfer restrictions,  might make more numerous and frequent transfers than contract owners who are subject to such  limitations.  Because  contract owners who are not subject to the same transfer  restrictions may have the same underlying mutual fund portfolios available to them,  unfavorable  consequences  associated with such frequent trading within the underlying mutual fund (e.g.,  greater  portfolio  turnover,  higher  transaction costs, or performance or tax issues) may affect all contract  owners.  Similarly,  while  contracts  managed by an investment  professional or third party investment  advisor are subject to the  restrictions on transfers  between investment  options that are  discussed  above,  if the advisor  manages a number of contracts in the same fashion unfavorable  consequences  may be  associated  with  management  activity  since it may involve the  movement of a substantial  portion of an  underlying  mutual fund assets  which may affect all contract  owners  invested in the affected options.  Apart from  jurisdiction-specific  and contract differences in transfer  restrictions,  we will apply these rules uniformly (including  contracts managed by an investment  professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

Although our transfer  restrictions are designed to prevent excessive  transfers,  they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the  accumulation  period.  Dollar Cost Averaging  allows you to  systematically transfer  an amount  each  month from one  investment  option to one or more other  investment  options.  You can choose to transfer  earnings  only,  principal  plus earnings or a flat dollar  amount.  Dollar Cost  Averaging  allows you to invest regularly  each month,  regardless of the current unit value (or price) of the  Sub-account(s)  you invest in. This enables you to  purchase  more units when the market  price is low and fewer units when the market  price is high.  This may result in a lower average cost of units over time.  However,  there is no guarantee  that Dollar Cost  Averaging  will result in a profit or protect  against a loss in a  declining  market.  We do not deduct a charge for  participating  in a Dollar  Cost
Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average  from  variable  investment  options or Fixed  Allocations.  Dollar Cost  Averaging  from Fixed
Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal plus earnings.  If  transferring  principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE: When a Dollar Cost Averaging  program is established  from a Fixed  Allocation,  the fixed rate of interest we credit to your Account Value is applied to a declining  balance due to the transfers of Account Value to the  Sub-accounts  during the Guarantee Period.  This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

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American  Skandia may offer Fixed  Allocations with Guarantee  Periods of 6 months or 12 months  exclusively for use with a
Dollar Cost Averaging  program ("DCA Fixed  Allocations").  DCA Fixed  Allocations are designed to  automatically  transfer
Account Value in either 6 or 12 payments  under a Dollar Cost  Averaging  program.  Dollar Cost  Averaging  transfers  will begin on the day  following the date the DCA Fixed  Allocation is  established  and each month  following  until the entire principal  amount plus earnings is transferred.  DCA Fixed  Allocations may only be established  with your initial Purchase
Payment or  additional  Purchase  Payments.  You may not transfer  existing  Account  Value to a DCA Fixed  Allocation.  We reserve the right to terminate offering these special purpose Fixed Allocations at any time.
---------------------------------------------------------------------------------------------------------------------------

Account Value  allocated to the DCA Fixed  Allocation will be transferred to the  Sub-accounts  you choose under the Dollar
Cost  Averaging  program.  If you terminate  the Dollar Cost  Averaging  program  before the entire  principal  amount plus earnings  has  been  transferred  to the  Sub-account(s),  you must  transfer  all  remaining  Account  Value to any  other investment  option.  Unless  you  provide  alternate  instructions  at the time you  terminate  the Dollar  Cost  Averaging program,  Account Value will be transferred to the AST Money Market  Sub-account.  Transfers from Fixed Allocations as part of a Dollar Cost Averaging  program are not subject to a Market Value Adjustment.  However,  a Market Value Adjustment will apply if you  terminate  the Dollar Cost  Averaging  program  before the entire  principal  amount plus  earnings  has been transferred to the Sub-account(s).

The Dollar Cost Averaging  program is not available if you elect the Guaranteed  Return Option PlusSM or Guaranteed  Return
Option programs when it involves transfers out of the Fixed Allocations.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation  period,  we offer automatic  rebalancing  among the variable  investment  options you choose.
You can choose to have your Account Value  rebalanced  quarterly,  semi-annually,  or annually.  On the  appropriate  date, your variable  investment  options are rebalanced to the allocation  percentages  you request.  For example,  over time the performance of the variable  investment options will differ,  causing your percentage  allocations to shift. With automatic rebalancing,  we transfer the appropriate amount from the "overweighted"  Sub-accounts to the "underweighted"  Sub-accounts to  return  your  allocations  to the  percentages  you  request.  If you  request  a  transfer  from or into any  variable investment  option  participating  in the  automatic  rebalancing  program,  we will  assume  that you wish to change  your rebalancing  percentages  as well,  and will  automatically  adjust the  rebalancing  percentages  in  accordance  with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic  rebalancing.  All  rebalancing  transfers made on the same day as part of an automatic  rebalancing  program are  considered as one transfer when counting the number of transfers  each year toward the maximum  number of free  transfers.  We do not deduct a charge for  participating  in an automatic rebalancing program.

DO YOU OFFER ANY ASSET ALLOCATION PROGRAMS?
Yes. During the  accumulation  period,  we may offer different asset allocation  programs  designed for American Skandia by
Morningstar  Associates,  LLC.  Each  program is  available  to Annuity  Owners at no  additional  charge.  Each program is designed  as a tool to  enable  you and your  investment  professional  to  develop  an asset  allocation  program  that is appropriate for you. Your investment  professional will help you to complete an investor  questionnaire  that will help you and your investment  professional to determine  whether  participating in a program is appropriate for you and to determine your  investment  style from which you can choose the available  model  portfolios.  We offer  programs  where you and your investment  professional  choose  from the  available  Sub-accounts  for each asset class in the model  portfolio  you have chosen based on your answers to the  questionnaire.  You may change your selected  Sub-accounts  at any time. We also offer programs  where the  Sub-accounts  for each asset  class in each  model  portfolio  are  designated  based on an  objective evaluation of the  available  Sub-accounts.  If you elect the second type of program,  the selected  Sub-accounts  within a model  portfolio  may change  periodically.  Under these  programs,  assets  allocated to the program are  rebalanced  on a periodic basis based on suggested  changes to the  allocation  percentages  for an asset class within a model  portfolio or based on changes in the value of the  Sub-accounts.  Each asset  allocation  program is subject to  additional  limitations and restrictions which are more fully described in the enrollment form for the programs.

Asset  allocation is a  sophisticated  method of  diversification  which  allocates  assets among asset classes in order to manage  investment risk and enhance returns over the long term.  However,  asset  allocation does not guarantee a profit or protect  against a loss.  You are not  obligated to  participate  or to invest  according  to the program  recommendations.
American  Skandia does not intend to provide any personalized  investment  advice in connection with these programs and you should not rely on these  programs as providing  individualized  investment  recommendations  to you. The asset  allocation programs do not  guarantee  better  investment  results.  We reserve the right to terminate or change the asset  allocation programs at any time.  You should consult with your investment professional before electing any asset allocation program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two  different  programs for investors  who wish to invest in the variable  investment  options but also wish to protect  their  principal,  as of a specific  date in the  future.  They are the  Balanced  Investment  Program  and the
Guaranteed  Return Option  PlusSM.  (The  Guaranteed  Return Option PlusSM (GRO PlusSM) is not yet available in all states.
In those  states  where  GRO Plus is not  available  we offer  the  Guaranteed  Return  Option  (GRO).)  Both the  Balanced
Investment  Program  and GRO Plus  allow  you to  allocate  a  portion  of your  Account  Value to the  available  variable investment options while ensuring that your Account Value will at least equal your  contributions  adjusted for withdrawals and transfers on a specified  date.  Under GRO Plus,  Account Value is allocated to and maintained in Fixed  Allocations to the extent we, in our sole  discretion,  deem it is necessary  to support our  guarantee  under the  program.  This differs from the Balanced  Investment  Program where a set amount is allocated to a Fixed Allocation  regardless of the performance of the  underlying  Sub-accounts  or the interest  rate  environment  after the amount is allocated to a Fixed  Allocation.
Generally,  more of your Account  Value will be allocated to the  variable  investment  options  under the GRO Plus program than under the Balanced  Investment Program (although in periods of poor market  performance,  low interest rates and/or as the option  progresses to its maturity  date,  this may not be the case).  You may not want to use either of these programs if you expect to begin taking  annuity  payments  before the program would be completed.  In addition,  as with most return of premium programs,  amounts that are available to allocate to the variable  investment  options may be substantially less than they would be if you did not elect a return of premium  program.  This means that,  if  investment  experience  in the variable  investment  options were  positive,  your  Account  Value would grow at a slower rate than if you did not elect a return of premium program and allocated all of your Account Value to the variable investment options.

Balanced Investment Program
We offer a balanced  investment  program where a portion of your Account Value is allocated to a Fixed  Allocation  and the remaining Account Value is allocated to the variable  investment  options that you select.  When you enroll in the Balanced
Investment  Program,  you choose the  duration  that you wish the  program to last.  This  determines  the  duration of the
Guarantee  Period for the Fixed  Allocation.  Based on the fixed rate for the  Guarantee  Period  chosen,  we calculate the portion of your Account  Value that must be  allocated to the Fixed  Allocation  to grow to a specific  "principal  amount"
(such as your  initial  Purchase  Payment).  We determine  the amount  based on the rates then in effect for the  Guarantee
Period  you  choose.  If you  continue  the  program  until the end of the  Guarantee  Period  and make no  withdrawals  or transfers,  at the end of the Guarantee  Period,  the Fixed  Allocation  will have grown to equal the  "principal  amount".
Withdrawals or transfers from the Fixed  Allocation  before the end of the Guarantee  Period will terminate the program and may be subject to a Market  Value  Adjustment.  You can  transfer  the  Account  Value that is not  allocated  to the Fixed
Allocation  between any of the  Sub-accounts  available  under the  Annuity.  Account  Value you  allocate to the  variable investment  options is subject to market  fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

         Example
         Assume you invest  $100,000.  You choose a 10-year program and allocate a portion of your Account Value to a Fixed
         Allocation with a 10-year  Guarantee  Period.  The rate for the 10-year  Guarantee Period is 2.50%*.  Based on the fixed  interest rate for the Guarantee  Period  chosen,  the factor is 0.781198 for  determining  how much of your
         Account  Value will be allocated to the Fixed  Allocation.  That means that $78,120 will be allocated to the Fixed
         Allocation  and the  remaining  Account  Value  ($21,880)  will be allocated to the variable  investment  options.
         Assuming that you do not make any withdrawals  from the Fixed  Allocation,  it will grow to $100,000 at the end of the Guarantee  Period.  Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*   The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

The Guaranteed Return Option PlusSM (GRO PlusSM)  guarantees that, after a seven-year period following  commencement of the program  ("maturity  date") and on each anniversary of the maturity date thereafter,  the Owner's Account Value will not be less than the Account  Value on the  effective  date of the program.  The program also offers the Owner the option to elect a  second,  enhanced  guarantee  amount  at a  higher  Account  Value  subject  to a  separate  maturity  period  (and  its anniversaries).  The GRO  PlusSM  program  may be  appropriate  if you wish to  protect  a  principal  amount  (called  the
"Protected  Principal  Value")  against  market  downturns as of a specific  date in the future,  but also wish to exercise control of your available Account Value among the variable  investment options to participate in market  experience.  Under the GRO  PlusSM  program,  you give us the  right to  allocate  amounts  to Fixed  Allocations  as needed  to  support  the guarantees  provided.  The  available  Account Value is the amount not  allocated to the Fixed  Allocations  to support the guarantees  provided.  There  is a fee  associated  with  this  program.  See  "Living  Benefit  Programs,"  later  in this
Prospectus, for more information about this program.

DOES MY INVESTMENT PROFESSIONAL HAVE PERMISSION TO MANAGE MY ACCOUNT?
Yes.  Unless you direct  otherwise,  your  investment  professional  may direct the  allocation  of your Account  Value and request financial  transactions  between investment options while you are living,  subject to our rules. Unless you tell us otherwise,  we deem that all transactions  that are directed by your investment  professional  with respect to your Annuity have been  authorized  by you.  You must  contact us  immediately  if and when you revoke  such  authority.  We will not be responsible  for acting on  instructions  from your  investment  professional  if you fail to inform us that such  person's authority has been revoked.  We may also  suspend,  cancel or limit these  privileges at any time. We will notify you if we
do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
Yes.  You may engage  your own  investment  advisor to manage  your  account.  These  investment  advisors  may be firms or persons who also are appointed by us, or whose  affiliated  broker-dealers  are  appointed by us, as authorized  sellers of the  Annuity.  Even if this is the case,  however,  please note that the  investment  advisor you engage to provide  advice and/or make  transfers  for you, is not acting on our behalf,  but rather is acting on your behalf.  We do not offer advice about how to allocate your Account Value under any  circumstance.  As such, we are not responsible for any  recommendations such investment  advisors make, any investment  models or asset  allocation  programs they choose to follow or any specific transfers they make on your behalf.

Any fee that is  charged  by your  investment  advisor  is in  addition  to the fees and  expenses  that  apply  under your
Annuity.  If you authorize your investment  advisor to withdraw amounts from your Annuity (to the extent  permitted) to pay for the investment  advisor's fee, as with any other withdrawal from your Annuity,  you may incur adverse tax consequences, a CDSC and/or a market value  adjustment.  Withdrawals to pay your investment  advisor generally will also reduce the level of various living and death benefit  guarantees  provided (e.g. the withdrawals will reduce  proportionately  the Annuity's guaranteed  minimum death  benefit.) We are not a party to the agreement you have with your  investment  advisor and do not verify that amounts withdrawn from your annuity,  including amounts withdrawn to pay for the investment  advisor's fee, are within  the  terms  of  your  agreement  with  your  investment  advisor.  You  will,  however,  receive  confirmations  of transactions  that affect your Annuity.  If your  investment  advisor has also acted as your investment  professional  with respect to the sale of your Annuity,  he or she may be receiving  compensation for services  provided both as an investment professional  and investment  advisor.  Alternatively,  the investment  advisor may compensate the investment  professional from whom you purchased  your annuity for the referral  that led you to enter into your  investment  advisory  relationship with the investment  advisor.  If you are interested in the details about the  compensation  that your  investment  advisor and/or your investment professional receive in connection with your Annuity, you should ask them for more details.

We or an  affiliate  of ours may  provide  administrative  support to  licensed,  registered  investment  professionals  or investment  advisors  who  you  authorize  to make  financial  transactions  on  your  behalf.  We may  require  investment professionals or investment  advisors,  who are authorized by multiple contract owners to make financial  transactions,  to enter into an  administrative  agreement  with  American  Skandia as a  condition  of our  accepting  transactions  on your behalf.  The  administrative  agreement may impose  limitations on the investment  professional's  or investment  advisor's ability to request  financial  transactions  on your behalf.  These  limitations  are intended to minimize the  detrimental impact of an investment  professional  who is in a position to transfer  large  amounts of money for multiple  clients in a particular  Portfolio  or  type  of  portfolio  or to  comply  with  specific  restrictions  or  limitations  imposed  by a
Portfolio(s) of American Skandia.  Contracts  managed by your investment  professional also are subject to the restrictions on transfers between  investment  options that are discussed in the section entitled '"ARE THERE RESTRICTIONS OR CHARGES ON
TRANSFERS BETWEEN INVESTMENT  OPTIONS?".  Since transfer activity under contracts managed by an investment  professional or third party  investment  advisor may result in unfavorable  consequences  to all contract  owners  invested in the affected options we reserve the right to limit the investment  options  available to a particular Owner whose contract is managed by the  advisor  or  impose  other  transfer  restrictions  we deem  necessary.  The  administrative  agreement  may limit the available  investment options,  require advance notice of large  transactions,  or impose other trading limitations on your investment  professional.  Your investment  professional  will be informed of all such restrictions on an ongoing basis. We may also require that your  investment  professional  transmit all  financial  transactions  using the  electronic  trading functionality  available  through  our  Internet  website  (www.americanskandia.prudential.com).  Limitations  that  we may impose on your investment  professional or investment advisor under the terms of the administrative  agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?
We credit the fixed  interest  rate to the Fixed  Allocation  throughout a set period of time called a "Guarantee  Period."
Fixed  Allocations  currently  are offered with  Guarantee  Periods from 1 to 10 years.  We may make Fixed  Allocations  of different  durations  available  in the future,  including  Fixed  Allocations  offered  exclusively  for use with  certain optional  investment  programs.  Fixed  Allocations  may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

The interest  rate  credited to a Fixed  Allocation  is the rate in effect when the  Guarantee  Period  begins and does not change during the Guarantee  Period.  The rates are an effective  annual rate of interest.  We determine the interest rates for the various Guarantee  Periods.  At the time that we confirm your Fixed Allocation,  we will advise you of the interest rate in effect and the date your Fixed  Allocation  matures.  We may  change the rates we credit new Fixed  Allocations  at any time.  Any  change in  interest  rate does not  affect  Fixed  Allocations  that were in effect  before the date of the change.  To inquire as to the current rates for Fixed Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent  permitted by law, we may establish  different  interest  rates for Fixed  Allocations  offered to a class of
Owners who choose to participate in various optional  investment programs we make available.  This may include,  but is not limited to,  Owners who elect to use Fixed  Allocations  under a dollar cost  averaging  program  (see "Do You Offer Dollar
Cost  Averaging?")  or a balanced  investment  program  (see "Do you offer  programs  designed  to  guarantee  a "Return of
Premium" at a future date?").  The interest rate credited to Fixed  Allocations  offered to this class of purchasers may be different  than those offered to other  purchasers who choose the same  Guarantee  Period but who do not  participate in an optional investment program.  Any such program is at our sole discretion.

---------------------------------------------------------------------------------------------------------------------------
American  Skandia may offer Fixed  Allocations  with  Guarantee  Periods of 3 months or 6 months  exclusively  for use as a short-term Fixed Allocation  ("Short-term  Fixed  Allocations").  Short-term Fixed Allocations may only be established with your  initial  Purchase  Payment  or  additional  Purchase  Payments.  You may not  transfer  existing  Account  Value to a
Short-term  Fixed  Allocation.  We reserve the right to terminate  offering these special purpose Fixed  Allocations at any time.
---------------------------------------------------------------------------------------------------------------------------

On the Maturity Date of the Short-term Fixed Allocation,  the Account Value will be transferred to the  Sub-account(s)  you choose at the inception of the program.  If no  instructions  are provided,  such Account Value will be  transferred to the
AST Money Market  Sub-account.  Short-term  Fixed  Allocations  may not be renewed on the Maturity  Date.  If you surrender the Annuity or transfer any Account Value from the Short-term Fixed  Allocation to any other  investment  option before the end of the Guarantee Period, a Market Value Adjustment will apply.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for determining the fixed interest rates for Fixed  Allocations.  Generally the interest rates we offer for Fixed  Allocations will reflect the investment  returns available on the types of investments we make to support our fixed rate  guarantees.  These  investment  types may include cash,  debt  securities  guaranteed by the United
States  government  and its agencies and  instrumentalities,  money  market  instruments,  corporate  debt  obligations  of different  durations,  private  placements,  asset-backed  obligations and municipal  bonds.  In determining  rates we also consider  factors such as the length of the Guarantee  Period for the Fixed  Allocation,  regulatory and tax  requirements, liquidity of the markets for the type of investments we make,  commissions,  administrative  and investment  expenses,  our insurance  risks  in  relation  to  the  Fixed  Allocations,  general  economic  trends  and  competition.  Some  of  these considerations  are similar to those we consider in  determining  the  Insurance  Charge that we deduct from Account  Value allocated to the Sub-accounts.

We will credit  interest  on a new Fixed  Allocation  in an  existing  Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest  rate we credit for a Fixed  Allocation  is subject to a minimum.  Please refer to the Statement of Additional
Information.  In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you  transfer or  withdraw  Account  Value from a Fixed  Allocation  more than 30 days  before the end of its  Guarantee
Period,  we will adjust the value of your investment based on a formula,  called a "Market Value  Adjustment" or "MVA". The amount of any Market Value  Adjustment  can be either  positive or negative,  depending on the movement of a combination of
Strip Yields on Strips and an  Option-adjusted  Spread (each as defined below) between the time that you purchase the Fixed
Allocation and the time you make a transfer or withdrawal.  The Market Value  Adjustment  formula  compares the combination of Strip Yields for Strips and the  Option-adjusted  Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the  Option-adjusted  Spreads as of the date the MVA is being calculated.  In certain states the amount of any Market Value  Adjustment  may be limited  under state law or  regulation.  If your Annuity is governed by the laws of that state,  any Market Value  Adjustment that applies will be subject to our rules for complying with such law or regulation.

|X|      "Strips" are a form of security where ownership of the interest  portion of United States Treasury  securities are separated from ownership of the underlying principal amount or corpus.
|X|      "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|      "Option-adjusted  Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such  securities)  and  government  debt  securities of comparable  duration.  We currently use the Merrill
     Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula
The MVA formula is applied  separately to each Fixed  Allocation to determine the Account Value of the Fixed  Allocation on a particular date.  The formula is as follows:

                                                [(1+I) / (1+J+0.0010)]N/365
                                                          where:

                  I is the Strip  Yield as of the start date of the  Guarantee  Period  for coupon  Strips maturing  at  the  end of the  applicable  Guarantee  Period  plus  the  Option-adjusted
                  Spread.  If there are no Strips  maturing at that time,  we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

                  J is the Strip Yield as of the date the MVA formula is being  applied for coupon  Strips maturing  at  the  end of the  applicable  Guarantee  Period  plus  the  Option-adjusted
                  Spread.  If there are no Strips  maturing at that time,  we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value.  Assume the following:
|X|      On December 31, 2000, you allocate  $50,000 into a Fixed  Allocation with a Guarantee  Period of 5 years (e.g. the
         Maturity Date is December 31, 2005).
|X|      The Strip  Yields for coupon  Strips  beginning  on December  31, 2000 and  maturing on December 31, 2005 plus the
         Option-adjusted Spread is 5.50% (I = 5.50%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw the entire Fixed  Allocation  after  exactly three (3) years, therefore 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA
Assume that at the time you request the  withdrawal,  the Strip  Yields for Strips  maturing on December  31, 2005 plus the
Option-adjusted Spread is 4.00%  (J = 4.00%).  Based on these assumptions, the MVA would be calculated as follows:

                            MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.041]2 = 1.027078
                                                Interim Value = $57,881.25
                             Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA
Assume that at the time you request the  withdrawal,  the Strip  Yields for Strips  maturing on December  31, 2005 plus the
Option-adjusted Spread is 7.00% (J = 7.00%).  Based on these assumptions, the MVA would be calculated as follows:

                            MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.071)]2 = 0.970345
                                                Interim Value = $57,881.25
                            Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity  Date" for a Fixed  Allocation is the last day of the Guarantee  Period.  Before the Maturity  Date,  you may
choose to renew the Fixed  Allocation  for a new Guarantee  Period of the same or different  length or you may transfer all or part of that Fixed Allocation's  Account Value to another Fixed Allocation or to one or more  Sub-accounts.  We will not charge a MVA if you choose to renew a Fixed  Allocation  on its Maturity  Date or transfer the Account Value to one or more variable  investment  options.  We will notify you before the end of the Guarantee  Period about the fixed  interest  rates that we are  currently  crediting  to all Fixed  Allocations  that are being  offered.  The rates  being  credited to Fixed
Allocations may change before the Maturity Date.

If you do not specify how you want a Fixed  Allocation  to be  allocated on its Maturity  Date,  we will then  transfer the
Account  Value of the Fixed  Allocation  to the AST Money  Market  Sub-account.  You can then elect to allocate the Account
Value to any of the Sub-accounts or to a new Fixed Allocation.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation period you can access your Account Value through Partial Withdrawals,  Systematic Withdrawals,  and where  required for tax purposes,  Minimum  Distributions.  You can also  surrender your Annuity at any time. We may deduct a portion of the  Account  Value  being  withdrawn  or  surrendered  as a CDSC.  The CDSC will be assessed on the amount of
Purchase  Payments,  not on the Account Value at the time of the  withdrawal or surrender.  If you surrender  your Annuity, in addition  to any CDSC,  we may deduct the Annual  Maintenance  Fee,  any Tax Charge that  applies and the charge for any optional  benefits.  We may also apply a Market Value Adjustment to any Fixed  Allocations  being withdrawn or surrendered.
Certain  amounts  may be  available  to you each  Annuity  Year that are not  subject  to a CDSC.  These are  called  "Free
Withdrawals." In addition,  under certain  circumstances,  we may waive the CDSC for surrenders made for qualified  medical reasons  or for  withdrawals  made to  satisfy  Minimum  Distribution  requirements.  Unless  you  notify  us  differently, withdrawals  are  taken  pro-rata  based on the  Account  Value in the  investment  options  at the  time we  receive  your withdrawal request.  Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A  distribution  during the  accumulation  period is deemed to come first from any "gain" in your  Annuity  and second as a return of your "tax basis",  if any.  Distributions  from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution  qualifies as a non-taxable  exchange or transfer.  If you take a distribution  prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity  payment is taxed as ordinary  income at the tax rate you are subject to at the time of the payment.  The Code and regulations  have  "exclusionary  rules" that we use to determine what portion  of each  annuity  payment  should be treated  as a return of any tax basis you have in the  Annuity.  Once the tax basis in the Annuity has been  distributed,  the remaining  annuity payments are taxable as ordinary income.  The tax basis in the Annuity may be based on the  tax-basis  from a prior  contract  in the case of a 1035  exchange or other  qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

|X|      To meet  liquidity  needs,  you can withdraw a limited  amount from your Annuity  during each of Annuity Years 1-4 without a CDSC  being  applied.  We call this the "Free  Withdrawal"  amount.  The Free  Withdrawal  amount is not available if you choose to surrender  your  Annuity.  Amounts  withdrawn  as a Free  Withdrawal  do not reduce the amount of CDSC that may apply  upon a  subsequent  withdrawal  or  surrender  of the  Annuity.  The  minimum  Free
         Withdrawal you may request is $100.

|X|      You can also make withdrawals in excess of the Free Withdrawal  amount.  We call this a "Partial  Withdrawal." The amount  that you may  withdraw  will  depend  on the  Annuity's  Surrender  Value as of the  date we  process  the withdrawal  request.  After any Partial  Withdrawal,  your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal  request as a request to fully surrender your Annuity.  The minimum Partial
         Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial  Withdrawals  and Systematic  Withdrawals,  we will first determine what, if any, amounts qualify as a Free  Withdrawal.  Those amounts are not subject to the CDSC.  Partial  Withdrawals or Systematic
Withdrawals of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

You may  request  a  withdrawal  for an exact  dollar  amount  after  deduction  of any CDSC  that  applies  (called a "net withdrawal") or request a gross  withdrawal from which we will deduct any CDSC that applies,  resulting in less money being payable to you than the amount you  requested.  If you request a net  withdrawal,  the amount  deducted  from your  Account
Value to pay the CDSC may also be subject to a CDSC.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To request the forms necessary to make a withdrawal from your Annuity,  call  1-800-766-4530  or visit our Internet Website at www.americanskandia.prudential.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Year 1-4
The maximum  Free  Withdrawal  amount  during each of Annuity Year 1 through  Annuity  Year 4 (when a CDSC would  otherwise apply to a partial  withdrawal  or surrender of your initial  Purchase  Payments) is 10% of all Purchase  Payments.  We may
apply a Market Value Adjustment to any Fixed  Allocations.  The 10% Free Withdrawal  amount is not cumulative.  Withdrawals of amounts  greater than the maximum Free  Withdrawal  amount are treated as a withdrawal of Purchase  Payments and will be assessed a CDSC during  Annuity Years 1 through 4. If, during  Annuity Years 1 through 4, all Purchase  Payments  withdrawn are subject to a CDSC,  then any  subsequent  withdrawals  will be withdrawn  from any gain in the  Annuity.  If you do not make a Free  Withdrawal  during an Annuity Year, you are not allowed to carry over the Free  Withdrawal  amount to the next
Annuity Year.

Annuity Year 5+
After Annuity Year 4, you can surrender  your Annuity or make a partial  withdrawal  without a CDSC being deducted from the amount being withdrawn.

NOTE:  Amounts  that you have  withdrawn  as a Free  Withdrawal  will not  reduce the amount of any CDSC that we deduct if, during the first four (4) Annuity Years, you make a partial withdrawal or choose to surrender the Annuity.

Examples
1.       Assume you make an initial  Purchase  Payment of $10,000 and make no  additional  Purchase  Payments.  The maximum
     Free Withdrawal amount during each of the first four Annuity Years would be 10% of $10,000, or $1,000.

2.       Assume  you make an initial  Purchase  Payment of $10,000  and make an  additional  Purchase  Payment of $5,000 in
     Annuity Year 2. The maximum Free  Withdrawal  amount during  Annuity Year 3 and 4 would be 10% of $15,000,  or $1,500.
     From Annuity Year 5 and thereafter,  you can surrender your Annuity or make a partial  withdrawal without a CDSC being deducted from the amount being withdrawn.

3.       Assume you make an initial  Purchase  Payment of $10,000 and take a Free  Withdrawal of $500 in Annuity Year 2 and
     $1,000 in Annuity  Year 3. If you  surrender  your  Annuity in Annuity  Year 4, the CDSC will be assessed  against the initial  Purchase  Payment  amount  ($10,000),  not the amount of Purchase  Payments  reduced by the amounts that were withdrawn under the Free Withdrawal provision.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?
A CDSC may be assessed  against a Partial  Withdrawal  during the first four (4) Annuity Years.  Whether a CDSC applies and the amount to be charged  depends on whether the Partial  Withdrawal  exceeds  any Free  Withdrawal  amount and, if so, the number of years that have elapsed since the Issue Date of the Annuity.

1.       If you request a Partial  Withdrawal,  we determine if the amount you requested is available as a Free  Withdrawal
     (in which case it would not be subject to a CDSC);
2.       If the amount  requested  exceeds the available Free Withdrawal  amount,  we determine if a CDSC will apply to the
     Partial  Withdrawal  based on the number of years that have  elapsed  since the Annuity was issued.  The maximum  Free
     Withdrawal  amount during each of Annuity Years 1 through 4 is 10% of all Purchase  Payments.  Withdrawals  of amounts greater than the maximum Free Withdrawal  amount are treated as a withdrawal of Purchase Payments and will be assessed a CDSC.  If,  during  Annuity  Years 1 through 4, all Purchase  Payments  are  withdrawn  subject to a CDSC,  then any subsequent withdrawals will be withdrawn from any gain in the Annuity.

3.       If the amount requested  exceeds the amounts  available under Item #2 above, we withdraw the remaining amount from any other Account Value.
|X|      If the Annuity has been in effect for less than four complete  years,  a CDSC will be charged on the amount of the
         Purchase Payment being withdrawn, according to the CDSC table.
|X|      If the Annuity has been in effect for more than four complete  years,  no CDSC will be charged on the amount being withdrawn.

For purposes of calculating  the CDSC on a partial  withdrawal,  the Purchase  Payments being withdrawn may be greater than your  remaining  Account  Value or the amount of your  withdrawal  request.  This is most  likely to occur if you have made prior  withdrawals  under the Free  Withdrawal  provision  or if your  Account  Value has declined in value due to negative market performance.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these  "Systematic  Withdrawals."  You can receive  Systematic  Withdrawals of earnings  only,  principal plus earnings or a flat  dollar  amount.  Systematic  Withdrawals  during the first four (4)  Annuity  Years may be subject to a
CDSC.  We will determine whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.

Systematic  Withdrawals can be made from Account Value allocated to the variable  investment  options or Fixed Allocations.
Generally,  Systematic  Withdrawals from Fixed  Allocations are limited to earnings accrued after the program of Systematic
Withdrawals  begins,  or payments of fixed dollar  amounts that do not exceed such  earnings.  Systematic  Withdrawals  are available on a monthly,  quarterly,  semi-annual  or annual  basis.  The  Surrender  Value of your Annuity must be at least
$20,000 before we will allow you to begin a program of Systematic Withdrawals.

The minimum amount for each  Systematic  Withdrawal is $100. If any scheduled  Systematic  Withdrawal is for less than $100
(which may occur under a program  that  provides  payment of an amount  equal to the earnings in the annuity for the period requested),  we may postpone the withdrawal  and add the expected  amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding  vehicle for certain  retirement  plans that receive  special tax treatment under
Sections  401,  403(b) or 408 of the Code,  Section  72(t) of the Code may provide an  exception  to the 10% penalty tax on distributions  made prior to age 59 1/2if you elect to receive  distributions  as a series of  "substantially  equal periodic payments".  Distributions  received under this provision in any Annuity Year that exceed the maximum amount  available as a free  withdrawal  will be subject to a CDSC. We may apply a Market Value  Adjustment to any Fixed  Allocations.  To request a program that complies with Section  72(t),  you must provide us with certain  required  information  in writing on a form acceptable to us. We may require  advance  notice to allow us to calculate the amount of 72(t)  withdrawals.  The Surrender
Value of your Annuity must be at least $20,000  before we will allow you to begin a program for  withdrawals  under Section
72(t).  The minimum amount for any such withdrawal is $100.

You may also annuitize your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum  Distributions are a type of Systematic  Withdrawal we allow to meet distribution  requirements under Sections 401,
403(b) or 408 of the Code.  Under the Code,  you may be required to begin  receiving  periodic  amounts from your  Annuity.
In such case,  we will allow you to make  Systematic  Withdrawals  in amounts that satisfy the minimum  distribution  rules under the Code.  We do not assess a CDSC on Minimum  Distributions  from your  Annuity if you are  required  by law to take such Minimum  Distributions  from your Annuity at the time it is taken.  However, a CDSC may be assessed on that portion of a Systematic  Withdrawal  that is taken to satisfy the minimum  distribution  requirements  in relation to other savings or investment plans under other qualified retirement plans not maintained with American Skandia.

The amount of the required  Minimum  Distribution for your particular  situation may depend on other annuities,  savings or investments.  We will  only  calculate  the  amount  of your  required  Minimum  Distribution  based  on the  value of your
Annuity.  We require three (3) days advance  written notice to calculate and process the amount of your  payments.  You may elect to have  Minimum  Distributions  paid out  monthly,  quarterly,  semi-annually  or  annually.  The $100  minimum that applies to Systematic Withdrawals does not apply to Minimum Distributions.

You may also annuitize your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During the  accumulation  period you can surrender  your Annuity at any time.  Upon  surrender,  you will receive the
Surrender Value.  Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

For  purposes of  calculating  the CDSC on  surrender,  the  Purchase  Payments  being  withdrawn  may be greater than your remaining  Account  Value or the amount of your  withdrawal  request.  This is most  likely to occur if you have made prior withdrawals  under the Free  Withdrawal  provision  or if your Account  Value has declined in value due to negative  market performance.  We may apply a Market Value Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To  request  the forms  necessary  to  surrender  your  Annuity,  call  1-800-766-4530  or visit our  Internet  Website  at
www.americanskandia.prudential.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where  permitted by law, you may request to surrender  your Annuity  prior to the Annuity Date without  application  of any
CDSC upon  occurrence  of a  medically-related  "Contingency  Event".  We may apply a Market Value  Adjustment to any Fixed
Allocations.  The amount payable will be your Account Value.

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
|X|      the  Annuitant  must have been  named or any  change of  Annuitant  must have been  accepted  by us,  prior to the
     "Contingency Event" described below in order to qualify for a medically-related surrender.
|X|      the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
|X|      if the Owner is one or more natural persons, all such Owners must also be alive at such time;
|X|      we must receive  satisfactory proof of the Annuitant's  confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
|X|      this benefit is not available if the total Purchase  Payments received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant.

A "Contingency Event" occurs if the Annuitant is:
|X|      first  confined in a "Medical Care Facility"  while your Annuity is in force and remains  confined for at least 90 days in a row; or
|X|      first diagnosed as having a "Fatal Illness" while your Annuity is in force.

The definitions of "Medical Care Facility" and "Fatal  Illness," as well as additional  terms and conditions,  are provided in your Annuity.  Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently  make  annuity  options  available  that provide  fixed  annuity  payments,  variable  payments or  adjustable payments.  Fixed options  provide the same amount with each payment.  Variable  options  generally  provide a payment which may increase or decrease depending on the investment performance of the Sub-accounts.  However,  currently,  we also make a variable  payment option that has a guarantee  feature.  Adjustable  options  provide a fixed payment that is  periodically adjusted  based on current  interest  rates.  We do not  guarantee  to make any annuity  payment  options  available in the future other than those fixed  annuitization  options  guaranteed in your Annuity.  For  additional  information on annuity payment options you may request a Statement of Additional Information.

When you purchase an Annuity,  or at a later date,  you may choose an Annuity Date, an annuity  option and the frequency of annuity  payments.  You may change  your  choices  before the  Annuity  Date  under the terms of your  contract.  A maximum
Annuity  Date may be  required by law.  The Annuity  Date may depend on the  annuity  option you  choose.  Certain  annuity options may not be available depending on the age of the Annuitant.

Certain of these annuity options may be available to  Beneficiaries  who choose to receive the Death Benefit  proceeds as a series of payments instead of a lump sum payment.

Option 1
--------
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life"
(as used in this  section) is the person or persons  upon whose life  annuity  payments are based.  No  additional  annuity payments are made after the death of the key life.  Since no minimum number of payments is  guaranteed,  this option offers the largest  amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one payment will be payable if the death of the key life occurs before the date the second  payment was due, and no other  payments nor death  benefits  would be payable.  This Option is  currently  available on a fixed or variable  basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 2
--------
Payments  Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint  lifetime of two key lives,  and  thereafter  during  the  remaining  lifetime  of the  survivor,  ceasing  with the last  payment  prior to the survivor's  death.  No minimum  number of payments is  guaranteed  under this option.  It is possible that only one payment will be  payable  if the death of all the key  lives  occurs  before  the date the  second  payment  was due,  and no other payments or death  benefits  would be payable.  This Option is  currently  available  on a fixed or variable  basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 3
--------
Payments for Life with a Certain  Period:  Under this option,  income is payable until the death of the key life.  However, if the key life dies before the end of the period  selected  (5, 10 or 15 years),  the  remaining  payments are paid to the
Beneficiary  until the end of such period.  This Option is currently  available on a fixed or variable  basis. If you elect to receive  payments on a variable  basis under this option,  you can request  partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 4
--------
Fixed Payments for a Certain Period:  Under this option,  income is payable  periodically  for a specified number of years.
If the payee dies before the end of the  specified  number of years,  the  remaining  payments are paid to the  Beneficiary until  the end of  such  period.  Note  that  under  this  option,  payments  are  not  based  on any  assumptions  of life expectancy.  Therefore,  that  portion  of the  Insurance  Charge  assessed  to cover the risk that key lives  outlive  our expectations  provides no benefit to an Owner selecting this option.  Under this option,  you cannot make a partial or full surrender of the annuity.

Option 5
--------
Variable Payments for Life with a Cash Value: Under this option,  benefits are payable  periodically until the death of the key life.  Benefits may increase or decrease  depending on the  investment  performance  of the  Sub-accounts.  This option has a cash  value  that also  varies  with the  investment  performance  of the  Sub-account.  The cash  value  provides  a
"cushion" from volatile investment  performance so that negative investment  performance does not automatically result in a decrease in the annuity  payment each month,  and  positive  investment  performance  does not  automatically  result in an increase in the annuity payment each month. The cushion generally  "stabilizes"  monthly annuity  payments.  Any cash value remaining  on the  death of the key life is paid to the  Beneficiary  in a lump sum or as  periodic  payments.  Under  this option,  you can request  partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
--------
Variable  Payments  for Life with a Cash Value and  Guarantee:  Under this  option,  benefits  are payable as  described in
Option 5; except that,  while the key life is alive, the annuity payment will not be less than a guaranteed  amount,  which
          ------
generally is equal to the first annuity  payment.  We charge an additional  amount for this  guarantee.  Under this option, any cash value  remaining on the death of the key life is paid to the  Beneficiary  in a lump sum or as periodic  payments.
Under this  option,  you can request  partial or full  surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless  prohibited by law, we require that you elect either a life annuity or an annuity with a certain  period of at least
5 years if any CDSC would apply were you to surrender  your  Annuity on the Annuity  Date.  Therefore,  choosing an Annuity
Date within  four (4) years of the Issue Date of the  Annuity may limit the  available  annuity  payment  options.  Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

If you have not provided us with your Annuity Date or annuity payment option in writing, then:
|X|      the Annuity Date will be the first day of the calendar month following the later of the Annuitant's  85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity payments,  where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed annuity payments,  you will receive equal  fixed-dollar  payments  throughout the period you select.  The amount of the fixed  payment  will vary  depending on the annuity  payment  option and payment  frequency  you select.  Generally,  the first annuity  payment is determined by  multiplying  the Account  Value,  minus any state premium taxes that may apply, by the factor  determined  from our table of annuity rates.  The table of annuity rates differs based on the type of  annuity  chosen  and the  frequency  of payment  selected.  Our rates will not be less than our  guaranteed minimum  rates.  These  guaranteed  minimum rates are derived from the a2000  Individual  Annuity  Mortality  Table with an assumed  interest rate of 3% per annum.  Where  required by law or  regulation,  such annuity table will have rates that do not differ  according to the gender of the key life.  Otherwise,  the rates will differ  according to the gender of the key life.

Variable Annuity Payments
We offer three different  types of variable  annuity payment  options.  The first annuity payment will be calculated  based upon the assumed  investment  return  ("AIR").  You select the AIR before we start to make annuity  payments.  You will not receive annuity  payments until you choose an AIR. The remaining  annuity  payments will fluctuate based on the performance of the  Sub-accounts  relative to the AIR, as well as, other factors  described below. The greater the AIR, the greater the first annuity payment.  A higher AIR may result in smaller  potential growth in the annuity  payments.  A lower AIR results in a lower initial annuity  payment.  Within payment options 1-3, if the  Sub-accounts  you choose perform exactly the same as the AIR, then  subsequent  annuity  payments  will be the same as the first annuity  payment.  If the  Sub-accounts  you choose perform better than the AIR, then  subsequent  annuity  payments will be higher than the first annuity  payment.  If the  Sub-accounts  you choose perform worse than the AIR, then  subsequent  annuity  payments will be lower than the first.
Within payment  options 5 and 6, the cash value for the Annuitant  (while alive) and a variable period of time during which annuity  payments will be made whether or not the  Annuitant is still alive are adjusted  based on the  performance  of the
Sub-accounts  relative to the AIR;  however,  subsequent  annuity  payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         -----------------
         We calculate  each annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed under a schedule of units for each  Sub-account  by the Unit Value of each  Sub-account  on the annuity  payment  date. We determine  the schedule of units based on your Account  Value (minus any premium tax that applies) at the time you elect to begin  receiving  annuity  payments.  The schedule of units will vary based on the annuity payment option selected,  the length of any certain period (if  applicable),  the Annuitant's age and gender (if annuity payments are due for the life of the Annuitant) and the Unit Value of the Sub-accounts you initially  selected on the Issue
         Date. The calculation is performed for each Sub-account,  and the sum of the Sub-account  calculations  equals the amount of your  annuity  payment.  Other than to fund  annuity  payments,  the number of units  allocated  to each
         Sub-account  will not change unless you transfer among the  Sub-accounts  or make a withdrawal  (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|      Stabilized Variable Payments (Option 5)
         ----------------------------
         This option  provides  guaranteed  payments for life, a cash value for the Annuitant  (while alive) and a variable period of time during  which  annuity  payments  will be made  whether or not the  Annuitant  is still  alive.  We calculate the initial  annuity  payment amount by multiplying the number of units scheduled to be redeemed under a
                       -------
         schedule of units by the Unit Values  determined on the  annuitization  date. The schedule of units is established for each  Sub-account you choose on the  annuitization  date based on the applicable  benchmark rate,  meaning the
         AIR, and the annuity  factors.  The annuity factors reflect our assumptions  regarding the costs we expect to bear in  guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate, the  annuitant's attained age and gender (where  permitted).  Unlike  variable  payments  (described  above) where each payment can vary  based on  Sub-account  performance,  this  payment  option  cushions  the  immediate  impact of  Sub-account performance  by adjusting  the length of the time during which  annuity  payments  will be made whether or not the
         Annuitant is alive while  generally  maintaining a level annuity  payment  amount.  Sub-account  performance  that exceeds a benchmark rate will generally extend this time period,  while Sub-account  performance that is less than a benchmark rate will generally  shorten the period.  If the period reaches zero and the Annuitant is still alive,
         Annuity Payments  continue,  however,  the annuity payment amount will vary depending on Sub-account  performance, similar to conventional variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         ------------------------------------------------------
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments (described above).  In addition to the  stabilization  feature,  this option also guarantees that variable  annuity  payments will not be less than the initial annuity payment amount regardless of Sub-account  performance.  The AIR for this option is 3%.

The variable  annuity  payment options are described in greater detail in a separate  prospectus  which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable  annuity  payment option  available.  Adjustable  annuity  payments are  calculated  similarly to fixed annuity  payments except that on every fifth (5th)  anniversary of receiving  annuity  payments,  the annuity payment amount is  adjusted  upward  or  downward  depending  on the rate we are  currently  crediting  to  annuity  payments.  The adjustment in the annuity  payment amount does not affect the duration of remaining  annuity  payments,  only the amount of each payment.

LIVING BENEFIT PROGRAMS

DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
American  Skandia  offers  three  different  optional  benefits,  for an  additional  charge,  that can provide  investment protection for Owners while they are alive.  Notwithstanding  the additional  protection provided under the optional Living
Benefit  Programs,  the  additional  cost has the impact of  reducing  net  performance  of the  investment  options.  Each optional benefit offers a distinct type of guarantee,  regardless of the performance of variable investment  options,  that may be  appropriate  for you  depending on the manner in which you intend to make use of your annuity  while you are alive.
Depending on which optional  benefit you choose,  you can have  substantial  flexibility  to invest in variable  investment options while:
|X|      protecting a principal amount from decreases in value as of specified future dates;
|X|      taking  withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;
         or
|X|      guaranteeing  a minimum amount of growth will be applied to your  principal,  if it is to be used as the basis for lifetime income payments beginning after a waiting period.

Below is a brief  summary of the three  "living  benefits"  that  American  Skandia  offers.  Please  refer to the  benefit description  for a complete  description of the terms,  conditions and  limitations  of each optional  benefit.  You should consult with your investment  professional to determine if any of these optional  benefits may be appropriate for you based on your  financial  needs.  There are many  factors to  consider,  but we note that among them you may want to evaluate the tax  implications  of these  different  approaches to meeting your needs,  both between these benefits and in comparison to other  potential  solutions  to your needs (e.g.  comparing  the tax  implications  of the  withdrawal  benefit and annuity payments).

I.       The  Guaranteed  Return  Option  PlusSM  (GRO  PlusSM)  guarantees  that,  after  a  seven-year  period  following commencement of the program  ("maturity  date") and on each anniversary of the maturity date thereafter,  the
              Owner's  Account  Value will not be less than the Account  Value on the  effective  date of the program.  The program also offers the Owner the option to elect a second,  enhanced  guarantee  amount at a higher  Account
              Value  subject  to a  separate  maturity  period  (and its  anniversaries).  The GRO  PlusSM  program  may be appropriate  if you wish to protect a principal  amount  (called the  "Protected  Principal  Value")  against market  downturns as of a specific date in the future,  but also wish to exercise  control by allocating  and transferring  your  available  Account Value among the variable  investment  options to participate in market experience.  Under the GRO PlusSM program,  you give us the right to allocate amounts to Fixed Allocations as needed to support the  guarantees  provided.  The available  Account  Value that may be allocated  among your variable  investment  options  are those  amounts  not  allocated  to the Fixed  Allocations  to support  the guarantees provided.

II.      The Guaranteed  Minimum  Withdrawal  Benefit (GMWB) guarantees the Owner's ability to make cumulative  withdrawals over time equal to an initial  principal  value  (called the  "Protected  Withdrawal  Value"),  regardless of decreases in your Account Value due to market  losses.  The GMWB program may be  appropriate if you intend to make periodic  withdrawals from your Annuity and wish to ensure that market  performance will not affect your ability to receive  guaranteed  minimum  withdrawals.  Taking  income as  withdrawals,  rather  than  annuity payments,  may be less tax efficient for non-qualified uses of the Annuity, but provides greater control over the timing and amount of  withdrawals  during the  accumulation  period,  as well as continuing the Annuity's other benefits, such as the death benefit.

III.     The Guaranteed  Minimum Income Benefit (GMIB) guarantees the Owner's ability,  after a minimum  seven-year waiting period,  to begin  receiving  income  from the  Annuity in the form of annuity  payments  based on your total purchase  payments under the contract and an annual  increase of 5% on such Purchase  Payments,  adjusted for withdrawals,  regardless of the impact of market  performance on your Account Value.  The GMIB program may be appropriate  if you anticipate  using your Annuity as a future source of periodic  fixed income  payments for the  remainder  of your life and wish to ensure  that the basis  upon  which  your  income  payments  will be calculated will achieve at least a minimum amount despite fluctuations in market performance.

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)

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The  Guaranteed  Return Option Plus  described  below is only being offered in those  jurisdictions  where we have received regulatory  approval,  and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.  Certain terms and  conditions may differ between  jurisdictions  once approved.  The program can be elected by new  purchasers  on the Issue  Date of their  Annuity,  and can be  elected  by  existing  Annuity  Owners on either the anniversary  of the Issue Date of their  Annuity  or on a date  other  than that  anniversary,  as  described  below  under
"Election of the Program".  The Guaranteed  Return Option Plus is not available if you elect the  Guaranteed  Return Option program (and it is currently  active),  the Guaranteed  Minimum  Withdrawal  Benefit rider,  the Guaranteed  Minimum Income
Benefit rider, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
---------------------------------------------------------------------------------------------------------------------------

We offer a program  that,  after a seven-year  period  following  commencement  of the program (we refer to the end of that period  and any  applicable  subsequent  period as the  "maturity  date")  and on each  anniversary  of the  maturity  date thereafter  while the program remains in effect,  guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected  Principal  Value").  The program also offers you the opportunity to elect a second,  enhanced  guaranteed  amount at a later date if your Account Value has increased,  while preserving the guaranteed  amount  established  on the  effective  date of your  program.  The  enhanced  guaranteed  amount  (called  the
"Enhanced  Protected  Principal  Value")  guarantees  that,  after a separate  period  following  election of the  enhanced guarantee and on each  anniversary  thereafter while this enhanced  guarantee amount remains in effect,  your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

The program  monitors  your Account  Value daily and, if  necessary,  systematically  transfers  amounts  between  variable investment options you choose and Fixed Allocations used to support the Protected  Principal  Value(s).  The program may be appropriate if you wish to protect a principal  amount against  market  downturns as of a specific date in the future,  but also wish to invest in the  variable  investment  options to  participate  in market  performance.  There is an  additional charge if you elect the Guaranteed Return Option Plus program.

The  guarantees  provided by the program  exist only on the  applicable  maturity  date(s) and on each  anniversary  of the maturity  date(s)  thereafter.  However,  due to the ongoing  monitoring  of your Account Value and the transfer of Account
Value between the variable  investment options and the Fixed Allocations to support our future guarantees,  the program may provide some protection from  significant  market losses if you choose to surrender the Annuity or begin receiving  annuity payments  prior to a maturity  date.  For this same  reason,  the  program  may limit your  ability to benefit  from market increases while it is in effect.

KEY FEATURE - Protected Principal Value/Enhanced Protected Principal Value
The  Guaranteed  Return  Option Plus offers a base  guarantee as well as the option of electing an enhanced  guarantee at a later date.
|X|      Base  Guarantee:  Under the base  guarantee,  American  Skandia  guarantees  that on the maturity date and on each anniversary of the maturity date  thereafter  that the program  remains in effect,  your Account Value will be no less than the Protected  Principal  Value.  On the maturity date and on each  anniversary  after the maturity date that the program remains in effect, if your Account Value is below the Protected  Principal Value,  American Skandia will apply additional  amounts to your  Annuity  from its  general  account to  increase  your  Account  Value to be equal to the
     Protected Principal Value.

|X|      Enhanced  Guarantee:  On any  anniversary  following  commencement  of the program,  you can establish an enhanced guaranteed  amount based on your current Account Value.  Under the enhanced  guarantee,  American  Skandia  guarantees that at the end of a specified  period  following  the election of the  enhanced  guarantee  (also  referred to as its
     "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced  guaranteed amount remains in effect,  your Account Value will be no less than the Enhanced Protected  Principal Value. You can elect an enhanced guarantee more than once;  however,  a subsequent  election  supersedes  the prior election of an enhanced  guarantee.
     Election of an enhanced  guarantee does not impact the base  guarantee.  In addition,  you may elect an "auto step-up"
     feature that will automatically  increase your base guarantee (or enhanced  guarantee,  if previously elected) on each anniversary of the program (and create a new maturity  period for the new enhanced  guarantee) if the Account Value as of that  anniversary  exceeds the existing base  guarantee  (or enhanced  guarantee,  if previously  elected) by 7% or more. You may also elect to terminate an enhanced  guarantee.  If you elect to terminate the enhanced  guarantee,  the base guarantee will remain in effect.  If you have elected the enhanced  guarantee,  on the guarantee's  maturity date and on each anniversary of the maturity date thereafter that the enhanced  guarantee amount remains in effect, if your
     Account Value is below the Enhanced Protected Principal Value,  American Skandia will apply additional amounts to your
     Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

Any amounts  added to your Annuity to support our  guarantees  under the program  will be applied to any Fixed  Allocations first and then to the  sub-accounts  pro rata,  based on your most recent  allocation  instructions  in accordance with the allocation  mechanism  we use  under the  program.  We will  notify  you of any  amounts  added to your  Annuity  under the program.  If our assumptions are correct and the operations  relating to the  administration  of the program work properly, we do not expect that we will need to add  additional  amounts to the Annuity.  The Protected  Principal  Value is referred to as the "Base  Guarantee" and the Enhanced  Protected  Principal  Value is referred to as the "Step-up  Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity
Withdrawals  from your Annuity,  while the program is in effect,  will reduce the base guarantee  under the program as well as any enhanced  guarantee.  Cumulative  annual  withdrawals up to 5% of the Protected  Principal Value as of the effective date of the program  (adjusted for any subsequent  Purchase  Payments) will reduce the applicable  guaranteed amount by the actual amount of the withdrawal  (referred to as the  "dollar-for-dollar  limit").  If the amount withdrawn is greater than the  dollar-for-dollar  limit,  the  portion  of the  withdrawal  equal to the  dollar-for-dollar  limit will be treated as described  above,  and the  portion  of the  withdrawal  in excess of the  dollar-for-dollar  limit  will  reduce  the base guarantee and the enhanced  guarantee  proportionally,  according to the formula as described in the rider for this benefit
(see the examples of this  calculation  below).  Withdrawals  will be taken pro-rata from the variable  investment  options and any Fixed  Allocations up to growth and thereafter pro rata solely from the variable  investment  options.  Withdrawals will be subject to all other  provisions of the Annuity,  including any  Contingent  Deferred Sales Charge and Market Value
Adjustment that would apply.

Charges for other  optional  benefits  under the Annuity that are  deducted as an annual  charge in arrears will not reduce the applicable  guaranteed  amount under the Guaranteed  Return Option Plus program,  however,  any partial  withdrawals in payment of charges for the Plus40(TM)Optional  Life  Insurance  Rider (not  currently  offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

The following examples of dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the GRO PlusSM  program are October 13, 2003;  2.) an initial  Purchase  Payment of $250,000;  3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal  is taken on November 29, 2003 (in the first Annuity  Year).  No prior  withdrawals  have been taken.
As the amount withdrawn is less than the Dollar-for-dollar Limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The  remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first  Annuity  Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December  18, 2003 (still  within the first  Annuity  Year).  The Account  Value immediately  before the  withdrawal  is  $180,000.  As the amount  withdrawn  exceeds  the  Remaining  Limit of $2,500 from
Example 1:
o        the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
     The resulting base guarantee amount is: $237,500 x ( 1 - $7,500 / $177,500), or $227,464.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal  is made on December  19, 2004  (second  Annuity  Year).  The  Remaining  Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
o        The base  guarantee  amount is reduced by the amount  withdrawn  (i.e.,  reduced by $10,000,  from  $227,464.79 to
         $217,464.79).
o        The  Remaining  Limit for the balance of the second  Annuity  Year is also reduced by the amount  withdrawn  (from
         $12,500 to $2,500).

KEY FEATURE - Allocation of Account Value
Account Value is transferred to and maintained in Fixed  Allocations to the extent we, in our sole  discretion,  deem it is necessary to support our  guarantee(s)  under the program.  We monitor  fluctuations  in your Account  Value each  business day, as well as the  prevailing  interest  rates on Fixed  Allocations,  the  remaining  duration(s)  until the  applicable maturity  date(s) and the amount of Account Value allocated to Fixed  Allocation(s)  relative to a "reallocation  trigger", which  determines  whether  Account Value must be  transferred to or from Fixed  Allocation(s).  While you are not notified when your Account Value reaches a reallocation  trigger, you will receive a confirmation  statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

|X|      If your Account  Value is greater than or equal to the  reallocation  trigger,  your Account Value in the variable investment  options will remain allocated  according to your most recent  instructions.  If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable  guaranteed amount, all or a portion of those amounts may be transferred  from the Fixed  Allocation and  re-allocated to the variable  investment  options pro-rata according to your most recent  allocation  instructions  (including the model  allocations  under any asset allocation program you may have  elected).  A Market Value  Adjustment  will apply when we reallocate  Account Value from a Fixed
     Allocation to the variable investment options, which may result in a decrease or increase in your Account Value.

|X|      If your Account  Value is less than the  reallocation  trigger,  a portion of your  Account  Value in the variable investment  options will be transferred from your variable  investment  options pro rata according to your allocations to a new Fixed  Allocation(s) to support the applicable  guaranteed  amount.  The new Fixed  Allocation(s) will have a
     Guarantee  Period equal to the time remaining until the applicable  maturity  date(s).  The Account Value allocated to the new Fixed  Allocation(s)  will be credited  with the fixed  interest  rate(s)  then being  credited to a new Fixed
     Allocation(s)  maturing on the applicable maturity date(s) (rounded to the next highest yearly duration).  The Account
     Value will remain  invested in each  applicable  Fixed  Allocation  until the applicable  maturity date unless,  at an earlier date, your Account Value is greater than or equal to the reallocation  trigger and, therefore,  amounts can be transferred to the variable  investment  options while  maintaining  the guaranteed  protection  under the program (as described above).

===========================================================================================================================
If a significant  amount of your Account Value is systematically  transferred to Fixed Allocations to support the Protected
Principal  Value and/or the Enhanced  Protected  Principal  Value during periods of market  declines,  low interest  rates, and/or as the  program  nears its  maturity  date,  less of your  Account  Value may be  available  to  participate  in the investment  experience of the variable  investment options if there is a subsequent market recovery.  During periods closer to the maturity date of the base  guarantee or any enhanced  guarantee,  or any  anniversary  of such maturity  date(s),  a significant  portion of your Account  Value may be  allocated to Fixed  Allocations  to support any  applicable  guaranteed amount(s).  If your Account  Value is less than the  reallocation  trigger and new Fixed  Allocations  must be  established during  periods  where the interest  rate(s)  being  credited to such Fixed  Allocations  is low, a larger  portion of your
Account Value may need to be transferred  to Fixed  Allocations to support the  applicable  guaranteed  amount(s),  causing less of your Account Value to be available to participate in the investment experience of the variable investment options.
===========================================================================================================================

Separate  Fixed  Allocations  may be  established in support of the Protected  Principal  Value and the Enhanced  Protected
Principal  Value  (if  elected).  There may also be  circumstances  when a Fixed  Allocation  will be  established  only in support of the Protected  Principal Value or the Enhanced  Protected  Principal Value. If you elect an enhanced  guarantee, it is more likely that a portion of your  Account  Value may be allocated to Fixed  Allocations  and will remain  allocated for a longer period of time to support the Enhanced  Protected  Principal  Value,  even during a period of positive  market performance and/or under  circumstances  where Fixed Allocations would not be necessary to support the Protected  Principal
Value.  Further,  there may be  circumstances  where  Fixed  Allocations  in support of the  Protected  Principal  Value or
Enhanced Protected  Principal Value are transferred to the variable  investment options differently than each other because of the different guarantees they support.

American  Skandia uses an allocation  mechanism  based on assumptions of expected and maximum market  volatility,  interest rates and time left to the maturity of the program to determine  the  reallocation  trigger.  The  allocation  mechanism is used to determine the  allocation of Account Value between Fixed  Allocations  and the  Sub-accounts  you choose.  American
Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its discretion,  subject to regulatory  approval where required.  Changes to the allocation  mechanism and/or the  reallocation  trigger may be applied to existing programs where allowed by law.

Election of the Program
The  Guaranteed  Return Option Plus program can be elected at the time that you purchase  your Annuity,  or on any business day thereafter (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity,  the program will be effective as of the business day that we receive the required  documentation  in good order at our home office,  and the guaranteed  amount will be based on your Account Value as of that date. If you  previously  elected the  Guaranteed  Return
Option program and wish to elect the Guaranteed  Return Option Plus program,  your prior  Guaranteed  Return Option program will be terminated.  Termination of the Guaranteed  Return Option for the purpose of electing the Guaranteed  Return Option
Plus,  will be treated as any other  termination of the Guarantee  Return option (see below),  including the termination of any guaranteed  amount,  and  application of any applicable  market value  adjustment  when amounts are  transferred to the variable  investment  options as a result of the termination.  The Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

Termination of the Program
The  Annuity  Owner can elect to  terminate  the  enhanced  guarantee  but  maintain  the  protection  provided by the base guarantee.  The Annuity Owner also can  terminate the  Guaranteed  Return  Option Plus program  entirely.  An Annuity Owner who  terminates  the program  entirely can  subsequently  elect to  participate  in the program again (based on the Account
Value on that date) by furnishing the  documentation we require.  In a rising market,  an Annuity Owner could, for example, terminate the program on a given  business day and two weeks later  reinstate the program with a higher base guarantee (and a new  maturity  date).  However,  your ability to reinstate  the program is limited by the  following:  (A) in any Annuity
Year, we do not permit more than two program  elections  (including  any election made  effective on the Annuity issue date and any election made by a surviving  spouse) and (B) a program  reinstatement  cannot be effected on the same business day on which a program  termination  was  effected.  Upon  termination,  any  Account  Value in the Fixed  Allocations  will be transferred to the variable  investment options pro rata based on the Account Values in such variable  investment  options, or in accordance with any effective asset allocation program.  A market value adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned contract);
(b) as of the date Account Value is applied to begin annuity  payments;  or (c) upon full surrender of the Annuity.  If you elect to terminate the program,  the  Guaranteed  Return Option Plus will no longer provide any  guarantees.  The surviving spouse may elect the  benefit at any time,  subject to the  limitations  described  above,  after the death of the  Annuity
Owner.  The surviving  spouse's  election will be effective on the business day that we receive the required  documentation in good order at our home office, and the Account Value on that business day will be the Protected Principal Value.

The  charge for the  Guaranteed  Return  Option  Plus  program  will no longer be  deducted  from your  Account  Value upon termination of the program.

Special Considerations under the Guaranteed Return Option Plus
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon inception of the program,  100% of your Account Value must be allocated to the variable  investment  options.
     No Fixed  Allocations  may be in effect as of the date that you elect to  participate  in the  program.  However,  the reallocation  trigger may transfer  Account Value to Fixed  Allocations  as of the effective date of the program under some circumstances.
|X|      Annuity  Owners  cannot  allocate any portion of Purchase  Payments or transfer  Account  Value to or from a Fixed
     Allocation  while  participating  in the program,  and cannot  participate in any dollar cost  averaging  program that transfers Account Value from a Fixed Allocation to a variable investment option.
|X|      Additional  Purchase  Payments  applied to the Annuity while the program is in effect will increase the applicable guarantee amount by the actual amount of the Purchase Payment;  however,  all or a portion of any additional  Purchase
     Payments may be allocated by us to Fixed Allocations to support the additional amount guaranteed.
|X|      Transfers  from Fixed  Allocations  made as a result of the operation of the program will be subject to the Market
     Value  Adjustment  formula under the Annuity;  however,  the 0.10% "cushion"  feature of the formula will not apply. A
     Market Value  Adjustment  may be either  positive or negative.  Transfer  amounts will be taken from the most recently established Fixed Allocation.
|X|      Transfers from the  Sub-accounts  to Fixed  Allocations or from Fixed  Allocations to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account  Value by American  Skandia on the maturity  date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a significant  amount of your Account Value is  systematically  transferred to Fixed Allocations to support the
     Protected  Principal  Value and/or the Enhanced  Protected  Principal  Value you will have less of your Account  Value available to allocate to the  sub-accounts,  thereby  limiting your ability to participate the sub-account  investment performance.  Systematic  transfers to the Fixed  Allocations  and instances  where Account Value remains in the Fixed
     Allocations are more likely to occur in periods where the sub-accounts have inadequate investment  experience,  in low interest  rate  environments  and as the program  nears the maturity  date.  To the extent that amounts  remain in the
     Fixed  Allocations,  they  will be  unavailable  to  participate  in the  variable  investment  options  if there is a subsequent market recovery.
|X|      Low interest rates may require  allocation to Fixed  Allocations  even when the current  Account Value exceeds the guarantee.
|X|      As the time remaining until the applicable  maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.
|X|      We currently limit the variable  investment  options in which you may allocate Account Value if you participate in this  program.  We reserve the right to transfer any Account  Value in a prohibited  investment  option to an eligible investment  option.  Should we prohibit access to any investment  option, any transfers required to move Account Value to eligible  investment  options will not be counted in  determining  the number of free  transfers  during an Annuity
     Year.  We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average daily net assets of the sub-accounts  for  participation in the Guaranteed
Return Option Plus program.  The annual charge is deducted daily.  Account Value allocated to Fixed  Allocations  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia for: (a) the risk that your
Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED RETURN OPTION (GRO)

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The  Guaranteed  Return  Option  described  below is offered  only in those  jurisdictions  where we have not yet  received regulatory  approval  for the  Guaranteed  Return  Option Plus as of the date the  election of the option is made.  Certain terms and conditions may differ  between  jurisdictions.  The program can be elected by new purchasers on the Issue Date of their Annuity,  and can be elected by existing  Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that  anniversary,  as described  below under  "Election of the  Program".  The  Guaranteed  Return
Option is not available if you elect the GRO Plus Rider, the Guaranteed  Minimum  Withdrawal  Benefit rider, the Guaranteed
Minimum Income Benefit rider or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
---------------------------------------------------------------------------------------------------------------------------

We offer a program  that,  after a seven-year  period  following  commencement  of the program (we refer to the end of that period as the  "maturity  date")  guarantees  your Account  Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

The program  monitors  your Account  Value daily and, if  necessary,  systematically  transfers  amounts  between  variable investment  options you choose and the Fixed  Allocation used to support the Protected  Principal Value. The program may be appropriate if you wish to protect a principal  amount against  market  downturns as of a specific date in the future,  but also wish to invest in the  variable  investment  options to  participate  in market  performance.  There is an  additional charge if you elect the Guaranteed Return Option program.

The  guarantees  provided  by the  program  exist  only  on the  applicable  maturity  date.  However,  due to the  ongoing monitoring of your Account Value and the transfer of Account  Value between the variable  investment  options and the Fixed
Allocation to support our future guarantee,  the program may provide some protection from significant  market losses if you choose to surrender the Annuity or begin  receiving  annuity  payments prior to a maturity date. For this same reason,  the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value
|X|      Under the GRO option,  American  Skandia  guarantees that on the maturity date, your Account Value will be no less than the Protected  Principal  Value.  On the maturity  date if your Account  Value is below the  Protected  Principal
     Value,  American  Skandia will apply  additional  amounts to your Annuity  from its general  account to increase  your
     Account Value to be equal to the Protected Principal Value.

Any amounts  added to your  Annuity to support our  guarantees  under the program  will be applied to the Fixed  Allocation first and then to the  Sub-accounts  pro rata,  based on your most recent  allocation  instructions  in accordance with the allocation  mechanism  we use  under the  program.  We will  notify  you of any  amounts  added to your  Annuity  under the program.  If our assumptions are correct and the operations  relating to the  administration  of the program work properly, we do not expect that we will need to add additional  amounts to the Annuity.  The Protected  Principal  Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

KEY FEATURE - Allocation of Account Value
Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole  discretion,  deem it is necessary to support our  guarantee  under the program.  We monitor  fluctuations  in your Account Value each business day, as well as the prevailing  interest rates on the Fixed  Allocation,  the remaining  duration until the applicable  maturity date and the amount of Account  Value  allocated  to the Fixed  Allocation  relative  to a  "reallocation  trigger",  which determines  whether  Account Value must be  transferred  to or from the Fixed  Allocation.  While you are not notified when your Account Value reaches a reallocation  trigger, you will receive a confirmation  statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.

|X|      If your Account  Value is greater than or equal to the  reallocation  trigger,  your Account Value in the variable investment  options will remain allocated  according to your most recent  instructions.  If a portion of Account Value was previously  allocated to the Fixed Allocation to support the guaranteed  amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable  investment  options pro-rata  according to your most recent allocation  instructions  (including the model allocations under any asset allocation  program you may have elected).  A Market Value  Adjustment will apply when we reallocate  Account Value from the Fixed  Allocation to the variable investment options, which may result in a decrease or increase in your Account Value.

|X|      If your Account  Value is less than the  reallocation  trigger,  a portion of your  Account  Value in the variable investment  options will be transferred from your variable  investment  options pro rata according to your allocations to a new Fixed  Allocation to support the guaranteed  amount.  The new Fixed  Allocation will have a Guarantee  Period equal to the time  remaining  until the  applicable  maturity  date.  The  Account  Value  allocated  to the new Fixed
     Allocation  will be credited with the fixed  interest rate then being credited to a new Fixed  Allocation  maturing on the applicable  maturity date (rounded to the next highest yearly  duration).  The Account Value will remain  invested in the Fixed  Allocation  until the maturity date unless,  at an earlier  date,  your Account Value is greater than or equal to the reallocation trigger and, therefore,  amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

===========================================================================================================================
If a  significant  amount of your  Account  Value is  systematically  transferred  to the Fixed  Allocation  to support the
Protected  Principal Value during periods of market declines,  low interest rates, and/or as the program nears its maturity date,  less of your Account Value may be available to participate in the investment  experience of the variable  investment options  if there is a  subsequent  market  recovery.  During  periods  closer  to the  maturity  date of the  guarantee  a significant  portion of your Account Value may be allocated to the Fixed  Allocation to support any  applicable  guaranteed amount.  If your  Account  Value is less than the  reallocation  trigger  and a new Fixed  Allocation  must be  established during  periods where the interest rate being  credited to such Fixed  Allocations is low, a larger portion of your Account
Value may need to be transferred to the Fixed  Allocation to support the  guaranteed  amount,  causing less of your Account
Value to be available to participate in the investment experience of the variable investment options.
===========================================================================================================================

American  Skandia uses an allocation  mechanism  based on assumptions of expected and maximum market  volatility,  interest rates and time left to the maturity of the program to determine  the  reallocation  trigger.  The  allocation  mechanism is used to determine  the  allocation of Account Value between Fixed  Allocation  and the  Sub-accounts  you choose.  American
Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its discretion,  subject to regulatory  approval where required.  Changes to the allocation  mechanism and/or the  reallocation  trigger may be applied to existing programs where allowed by law.

Election of the Program
The Guaranteed  Return Option can be elected at the time that you purchase your Annuity,  or on any business day thereafter
(prior to  annuitization).  If you elect the program  after the Issue Date of your  Annuity,  the program will be effective as of the business  day that we receive the required  documentation  in good order at our home office,  and the  guaranteed amount will be based on your Account Value as of that date.

Termination of the Program
The Annuity Owner also can terminate the  Guaranteed  Return Option  program.  Upon  termination,  any Account Value in the
Fixed  Allocations  will be  transferred  to the variable  investment  options pro rata based on the Account Values in such variable  investment  options,  or in accordance with any effective asset  allocation  program.  A market value  adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned contract);
(b) as of the date Account Value is applied to begin annuity  payments;  or (c) upon full surrender of the Annuity.  If you elect to terminate the program,  the  Guaranteed  Return  Option will no longer  provide any  guarantees.  If the surviving spouse  assumes the Annuity,  he/she may re-elect  the benefit on any  anniversary  of the Issue Date of the Annuity or, if the deceased  Owner had not  previously  elected the benefit,  may elect the benefit at any time.  The  surviving  spouse's election  will be  effective  on the  business  day that we receive the  required  documentation  in good order at our home office, and the Account Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option  program will no longer be deducted from your Account Value upon  termination of the  program.  Termination  of GRO and  subsequent  movements  out of the Fixed  Allocation  will be subject to a market value adjustment.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon inception of the program,  100% of your Account Value must be allocated to the variable  investment  options.
     The Fixed Allocations may not be in effect as of the date that you elect to participate in the program.  However,  the reallocation  trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
|X|      Annuity  Owners cannot  allocate any portion of Purchase  Payments or transfer  Account Value to or from the Fixed
     Allocation  while  participating  in the program,  and cannot  participate in any dollar cost  averaging  program that transfers Account Value from the Fixed Allocation to a variable investment option.
|X|      Additional  Purchase  Payments  applied to the Annuity  while the program is in effect will increase the guarantee amount by the actual amount of the Purchase  Payment;  however,  all or a portion of any additional  Purchase Payments may be allocated by us to the Fixed Allocation to support the additional amount guaranteed.
|X|      Transfers  from the Fixed  Allocation  made as a result of the  operation  of the  program  will be subject to the
     Market Value  Adjustment  formula  under the Annuity;  however,  the 0.10%  "cushion"  feature of the formula will not apply. A Market Value  Adjustment  may be either  positive or negative.  Transfer  amounts will be taken from the most recently established Fixed Allocation.
|X|      Transfers from the Sub-accounts to the Fixed  Allocation or from the Fixed  Allocation to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account  Value by American  Skandia on the maturity  date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a significant  amount of your Account Value is  systematically  transferred to the Fixed  Allocation to support the  Protected  Principal  Value you will have less of your Account Value  available to allocate to the  sub-accounts, thereby  limiting your ability to participate  the sub-account  investment  performance.  Systematic  transfers to the
     Fixed  Allocation  and  instances  where Account  Value  remains in the Fixed  Allocation  are more likely to occur in periods where the sub-accounts  have inadequate  investment  experience,  in low interest rate environments and as the program nears the maturity date. To the extent that amounts remain in the Fixed  Allocation,  they will be unavailable to participate in the variable investment options if there is a subsequent market recovery.
|X|      Low interest rates may require  allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
|X|      As the time remaining until the applicable  maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.
|X|      We currently limit the variable  investment  options in which you may allocate Account Value if you participate in this  program.  We reserve the right to transfer any Account  Value in a prohibited  investment  option to an eligible investment  option.  Should we prohibit access to any investment  option, any transfers required to move Account Value to eligible  investment  options will not be counted in  determining  the number of free  transfers  during an Annuity
     Year.  We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts  for  participation in the Guaranteed
Return Option program.  The annual charge is deducted  daily.  Account Value  allocated to the Fixed  Allocation  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia for: (a) the risk that your
Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

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     Effective  November 18, 2002,  American  Skandia  changed the manner in which the annual charge for the Guaranteed
     Return Option is deducted to the method described  above.  The annual charge for the Guaranteed  Return Option for
     Owners who elected the benefit  between January 17, 2002 and November 15, 2002 and subsequent to November 19, 2002 in those states where the daily deduction of the charge has not been approved,  is deducted annually,  in arrears, according  to the  prospectus  in effect as of the date the program was  elected.  Owners who  terminate  and then re-elect the Guaranteed  Return Option or elect to restart the Guaranteed Return Option at any time after November
     18, 2002 will be subject to the charge method described above.
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GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

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The Guaranteed  Minimum Withdrawal  Benefit program described below is only being offered in those  jurisdictions  where we have received  regulatory  approval and will be offered  subsequently  in other  jurisdictions  when we receive  regulatory
approval  in  those  jurisdictions.   Certain  terms  and  conditions  may  differ  between  jurisdictions  once  approved.
Currently,  the  program  can only be  elected  by new  purchasers  on the Issue  Date of their  Annuity.  We may offer the program to existing  Annuity  Owners in the future,  subject to our  eligibility  rules and  restrictions.  The  Guaranteed
Minimum  Withdrawal  Benefit program is not available if you elect the Guaranteed  Return Option,  Guaranteed Return Option
Plus, or the Guaranteed Minimum Income Benefit rider.
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We offer a program that  guarantees  your  ability to withdraw  amounts  equal to an initial  principal  value  (called the
"Protected  Withdrawal  Value"),  regardless  of the impact of market  performance  on your Account  Value,  subject to our program  rules  regarding  the timing and amount of  withdrawals.  The  program  may be  appropriate  if you intend to make periodic  withdrawals from your Annuity and wish to ensure that market  performance will not affect your ability to protect your  principal.  You are not  required  to make  withdrawals  as part of the  program - the  guarantee  is not lost if you withdraw  less than the  maximum  allowable  amount of  principal  each year  under the rules of the  program.  There is an additional charge if you elect the GMWB program;  however, the charge may be waived under certain  circumstances  described below.

KEY FEATURE - Protected Withdrawal Value
The Protected  Withdrawal  Value is the total amount that we guarantee  will be available to you through  withdrawals  from your  Annuity  and/or  benefit  payments,  regardless  of the  impact of market  performance  on your  Account  Value.  The
Protected  Withdrawal  Value is reduced with each  withdrawal you make until the Protected  Withdrawal  Value is reduced to zero.  When the  Protected  Withdrawal  Value is  reduced to zero due to your  withdrawals,  the GMWB  program  terminates.
Additionally,  the Protected  Withdrawal  Value is used to determine  the maximum  annual amount that you can withdraw from your Annuity,  called the Protected Annual Withdrawal Amount,  without triggering an adjustment in the Protected Withdrawal
Value on a proportional  basis.  The Protected  Withdrawal Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

The Protected  Withdrawal  Value is determined as of the date you make your first  withdrawal  under the Annuity  following your  election of the GMWB  program.  The  initial  Protected  Withdrawal  Value is equal to the greater of (A) the Account
Value on the date you  elect  the GMWB  program,  plus any  additional  Purchase  Payments  before  the date of your  first withdrawal;  or (B) the Account Value as of the date of the first  withdrawal from your Annuity.  The Protected  Withdrawal
Value may be  enhanced  by  increases  in your  Account  Value due to market  performance  during the period  between  your election of the GMWB program and the date of your first withdrawal.

|X|      If you elect the GMWB  program at the time you  purchase  your  Annuity,  the Account  Value will be your  initial
     Purchase Payment.

|X|      If we offer the GMWB program to existing  Annuity  Owners,  the Account Value on the anniversary of the Issue Date of your  Annuity  following  your  election  of the GMWB  program  will be used to  determine  the  initial  Protected
     Withdrawal Value.

|X|      If you make additional  Purchase  Payments after your first  withdrawal,  the Protected  Withdrawal  Value will be increased by the amount of the additional Purchase Payment.

You may elect to step-up your Protected  Withdrawal  Value if, due to positive  market  performance,  your Account Value is greater than the Protected  Withdrawal  Value.  You are eligible to step-up the Protected  Withdrawal Value on or after the
5th contract  anniversary  following the first  withdrawal  under the GMWB program.  The Protected  Withdrawal Value can be stepped up again on or after the 5th contract  anniversary  following  the preceding  step-up.  If you elect to step-up the
Protected  Withdrawal  Value,  you must do so during the 30-day  period  prior to your  eligibility  date.  If you elect to step-up the  Protected  Withdrawal  Value under the program,  and on the date you elect to step-up,  the charges  under the
GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.

Upon election of the step-up,  we reset the Protected  Withdrawal  Value to be equal to the then current Account Value. For example,  assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative  withdrawals of $40,000, reducing  the  Protected  Withdrawal  Value to $60,000.  On the date you are eligible to step-up the  Protected  Withdrawal
Value,  your Account  Value is equal to $75,000.  You could elect to step-up the Protected  Withdrawal  Value to $75,000 on the date you are eligible.  Upon election of the step-up,  we also reset the Protected Annual  Withdrawal Amount (discussed immediately  below) to be equal to the greater of (A) the  Protected  Annual  Withdrawal  Amount  immediately  prior to the reset; and (B) 7% of the Protected Withdrawal Value immediately after the reset.

KEY FEATURE - Protected Annual Withdrawal Amount
The initial Protected Annual Withdrawal  Amount is equal to 7% of the Protected  Withdrawal Value.  Under the GMWB program, if your cumulative  withdrawals each Annuity Year are less than or equal to the Protected Annual  Withdrawal  Amount,  your
Protected  Withdrawal Value will be reduced on a  "dollar-for-dollar"  basis (the Protected  Withdrawal Value is reduced by the actual amount of the  withdrawal,  including  any CDSC or MVA that may apply).  Cumulative  withdrawals  in any Annuity
Year  that  exceed  the  Protected  Annual  Withdrawal  Amount  trigger a  proportional  adjustment  to both the  Protected
Withdrawal Value and the Protected Annual  Withdrawal  Amount, as described in the rider for this benefit (see the examples of this calculation  below).  The Protected Annual  Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

The GMWB  program  does not affect your  ability to make  withdrawals  under your  Annuity or limit your ability to request withdrawals  that exceed the Protected  Annual  Withdrawal  Amount.  You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.
|X|      If,  cumulatively,  you withdraw an amount less than the Protected Annual  Withdrawal  Amount in any Annuity Year,
     you cannot  carry-over  the unused  portion of the Protected  Annual  Withdrawal  Amount to subsequent  Annuity Years.
     However,  because the Protected  Withdrawal  Value is only reduced by the actual amount of withdrawals  you make under these  circumstances,  any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining
     Protected Withdrawal Value is reduced to zero.
|X|      Additional  Purchase  Payments  will  increase the  Protected  Annual  Withdrawal  Amount by 7% of the  applicable
     Purchase Payment.
|X|      If the  Protected  Annual  Withdrawal  Amount after an  adjustment  exceeds the Protected  Withdrawal  Value,  the
     Protected Annual Withdrawal Amount will be set equal to the Protected Withdrawal Value.

The  following  examples of dollar-for  dollar and  proportional  reductions  and the reset of the Maximum  Annual  Benefit assume that: 1.) the Issue Date and the effective  date of the GMWB program are October 13, 2003;  2.) an initial  Purchase
Payment of  $250,000;  3.) a Protected  Withdrawal  Value of  $250,000;  and 4.) a Protected  Annual  Withdrawal  Amount of
$17,500 (7% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 13, 2003 (in the first Annuity Year). No prior  withdrawals  have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
o        The Protected Withdrawal Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The remaining  Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December  13, 2003 (still  within the first  Annuity  Year).  The Account  Value immediately  before the withdrawal is $220,000.  As the amount withdrawn exceeds the remaining  Protected Annual Withdrawal
Amount of $7,500 from Example 1:
o        the  Protected  Withdrawal  Value is first  reduced by the  remaining  Protected  Annual  Withdrawal  Amount (from
         $240,000 to $232,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).
o        B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).
     The resulting Protected Withdrawal Value is: $232,500 x ( 1 - $2,500 / $212,500), or $229,764.71.
o        the Protected  Annual  Withdrawal  Amount is also reduced by the ratio of A to B: The resulting  Protected  Annual
         Withdrawal Amount is: $17,500 x ( 1 - $2,500 / $212,500), or $17,294.12.
o        The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Maximum Annual Benefit

A $10,000  withdrawal is made on October 13, 2004 (second Annuity Year). The remaining  Protected Annual  Withdrawal Amount has been reset to the Protected  Annual  Withdrawal  Amount of $17,294.12  from Example 2. As the amount  withdrawn is less than the remaining Protected Annual Withdrawal Amount:
o        the Protected Withdrawal Value is reduced by the amount withdrawn (i.e.,  reduced by $10,000,  from $229,764.71 to
         $219,764.71).
o        The remaining  Protected  Annual  Withdrawal  Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

BENEFITS UNDER THE GMWB PROGRAM

|X|      In addition  to any  withdrawals  you make under the GMWB  program,  market  performance  may reduce your  Account
     Value.  If your Account Value is equal to zero,  and you have not received all of your Protected  Withdrawal  Value in the form of  withdrawals  from your  Annuity,  we will  continue to make  payments  equal to the  remaining  Protected
     Withdrawal  Value in the form of fixed,  periodic  payments until the remainder of the Protected  Withdrawal  Value is paid, at which time the rider  terminates.  The fixed,  periodic  payments will each be equal to the Protected  Annual
     Withdrawal  Amount,  except for the last payment which may be equal to the remaining  Protected  Withdrawal  Value. We will determine the duration for which periodic  payments will continue by dividing the Protected  Withdrawal  Value by the Protected Annual Withdrawal  Amount.  You will not have the right to make additional  Purchase Payments or receive the  remaining  Protected  Withdrawal  Value in a lump sum. You can elect the  frequency  of payments,  subject to our rules then in effect.

|X|      If the death benefit under the Annuity becomes  payable before you have received all of your Protected  Withdrawal
     Value in the form of withdrawals from your Annuity,  your Beneficiary has the option to elect to receive the remaining
     Protected  Withdrawal  Value as an alternate  death benefit payout in lieu of the amount payable under any other death benefit  provided under the Annuity.  The remaining  Protected  Withdrawal Value will be payable in the form of fixed, periodic  payments.  Your  beneficiary  can elect the frequency of payments,  subject to our rules then in effect.  We will determine the duration for which periodic  payments will continue by dividing the Protected  Withdrawal  Value by the  Protected  Annual  Withdrawal  Amount.  The  Protected  Withdrawal  Value is not equal to the  Account  Value for purposes of the  Annuity's  other death  benefit  options.  The GMWB  program does not increase or decrease the amount otherwise  payable under the Annuity's other death benefit options.  Generally,  the GMWB program would be of value to your  Beneficiary  only when the Protected  Withdrawal  Value at death  exceeds any other amount  available as a death benefit.

|X|      If you elect to begin receiving  annuity payments before you have received all of your Protected  Withdrawal Value in the form of withdrawals from your Annuity,  an additional annuity payment option will be available that makes fixed annuity payments for a certain period,  determined by dividing the Protected  Withdrawal Value by the Protected Annual
     Withdrawal  Amount.  If you elect to receive annuity  payments  calculated in this manner,  the assumed  interest rate used to calculate  such  payments will be 0%, which is less than the assumed  interest  rate on other annuity  payment options we offer.  This 0% assumed  interest rate results in lower annuity  payments than what would have been paid if the assumed  interest  rate was higher than 0%. You can also elect to terminate  the GMWB program and begin  receiving annuity payments based on your then current Account Value (not the remaining Protected  Withdrawal Value) under any of the available annuity payment options.

Other Important Considerations
|X|      Withdrawals  under the GMWB program are subject to all of the terms and  conditions of the Annuity,  including any
     CDSC and MVA that may apply.  Amounts  withdrawn up to the Protected  Annual  Withdrawal  Amount will generally not be subject to any applicable CDSC since they are less than the amount  available  under any free withdrawal  provision of your Annuity.
|X|      Withdrawals  made while the GMWB program is in effect will be treated,  for tax  purposes,  in the same way as any other withdrawals under the Annuity.
|X|      The GMWB program does not directly affect the Annuity's  Account Value or Surrender Value, but any withdrawal will decrease the Account  Value by the amount of the  withdrawal.  If you  surrender  your  Annuity,  you will receive the current Surrender Value, not the Protected Withdrawal Value.
|X|      You can make  withdrawals  from your Annuity while your Account Value is greater than zero without  purchasing the
     GMWB program.  The GMWB program  provides a guarantee that if your Account Value  declines due to market  performance, you will be able to receive your Protected Withdrawal Value in the form of periodic benefit payments.
|X|      We currently limit the variable  investment  options in which you may allocate Account Value if you participate in this  program.  We reserve the right to transfer any Account  Value in a prohibited  investment  option to an eligible investment  option.  Should we prohibit access to any investment  option, any transfers required to move Account Value to eligible  investment  options will not be counted in  determining  the number of free  transfers  during an Annuity
     Year.  We may also require that you allocate your Account Value according to an asset allocation model.

Election of the Program
Currently,  the GMWB program can only be elected at the time that you purchase  your Annuity.  In the future,  we may offer existing  Annuity  Owners  the  option to elect the GMWB  program  after the Issue  Date of their  Annuity,  subject to our eligibility  rules and restrictions.  If you elect the GMWB program after the Issue Date of your Annuity,  the program will be effective as of the next  anniversary  date.  Your Account Value as of such  anniversary  date will be used to calculate the initial Protected Withdrawal Value and the initial Protected Annual Withdrawal Amount.

We reserve the right to restrict  the  maximum  amount of  Protected  Withdrawal  Value that may be covered  under the GMWB program  under this  Annuity or any other  annuities  that you own that are issued by  American  Skandia or its  affiliated companies.

Termination of the Program
The program  terminates  automatically  when your Protected  Withdrawal Value reaches zero based on your  withdrawals.  You may  terminate  the program at any time by notifying  us. If you  terminate  the  program,  any  guarantee  provided by the benefit will  terminate as of the date the  termination  is effective.  The program  terminates  upon your surrender of the
Annuity,  upon due proof of death  (unless  your  surviving  spouse  elects to continue the Annuity and the GMWB program or your  Beneficiary  elects to receive the amounts  payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

Charges under the Program
Currently,  we deduct a charge equal to 0.35% of the average daily net assets of the  Sub-accounts per year to purchase the
GMWB  program.  The annual charge is deducted  daily.  Account Value  allocated to Fixed  Allocations  under the program is not subject to the charge.

|X|      If, during the seven years following the effective date of the program,  you do not make any  withdrawals,  and do not make any additional  Purchase  Payments after a five-year period following the effective date of the program,  the program will remain in effect;  however,  we will waive the annual  charge going  forward.  If you make an  additional
     Purchase Payment following the waiver of the annual charge,  we will begin charging for the program.  After year seven
     (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.

|X|      If you elect to step-up the Protected  Withdrawal  Value under the program,  and on the date you elect to step-up, the charges  under the program  have changed for new  purchasers,  your program may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts
If you purchase an Annuity as an investment  vehicle for "qualified"  investments,  including an IRA, SEP-IRA,  Roth IRA or
Tax  Sheltered  Annuity  (or  403(b)),  the minimum  distribution  rules under the Code  require  that you begin  receiving periodic  amounts from your Annuity  beginning  after age 70 1/2. The amount  required under the Code may exceed the Protected
Annual  Withdrawal  Amount,  which will cause us to recalculate  the Protected  Withdrawal  Value and the Protected  Annual
Withdrawal  Amount,  resulting in a lower amount payable in future Annuity Years.  In addition,  the amount and duration of payments  under the annuity  payment and death benefit  provisions  may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

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The Guaranteed  Minimum Income Benefit program described below is only being offered in those  jurisdictions  where we have received regulatory  approval,  and will be offered subsequently in other jurisdictions when we receive regulatory approval in those  jurisdictions.  Certain terms and conditions  may differ between  jurisdictions  once  approved.  Currently,  the program  can only be elected by new  purchasers  on the Issue Date of their  Annuity.  We may offer the program to existing
Annuity Owners in the future,  subject to our eligibility  rules and  restrictions.  The Guaranteed  Minimum Income Benefit program is not available if you elect the Guaranteed  Return Option program,  Guaranteed  Return Option Plus program or the
Guaranteed Minimum Withdrawal Benefit rider.
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We offer a program that,  after a seven-year  waiting period,  guarantees your ability to begin receiving  income from your
Annuity in the form of annuity  payments  based on a guaranteed  minimum value (called the  "Protected  Income Value") that increases  after the waiting period  begins,  regardless of the impact of market  performance  on your Account  Value.  The program may be  appropriate  for you if you  anticipate  using your  Annuity as a future  source of periodic  fixed  income payments  for the  remainder  of your life and wish to ensure  that the basis  upon  which  your  income  payments  will be calculated  will achieve at least a minimum  amount  despite  fluctuations  in market  performance.  There is an additional charge if you elect the GMIB program.

KEY FEATURE - Protected Income Value
The Protected  Income Value is the minimum amount that we guarantee  will be available  (net of any applicable  premium tax charge),  after a waiting  period of at least seven  years,  as a basis to begin  receiving  fixed  annuity  payments.  The
Protected  Income Value is initially  established  on the  effective  date of the GMIB program and is equal to your Account
Value on such date.  Currently,  since the GMIB program may only be elected at issue,  the effective date is the Issue Date of the  Annuity.  The  Protected  Income  Value is  increased  daily based on an annual  growth rate of 5%,  subject to the limitations  described  below.  The Protected  Income Value is referred to as the  "Protected  Value" in the rider we issue for this  benefit.  The 5% annual  growth rate is referred to as the  "Roll-Up  Percentage"  in the rider we issue for this benefit.

The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected  Income Value  established on the effective  date of the GMIB program,  or the effective date of any step-up value,  plus any  additional  Purchase  Payments made after the waiting period begins ("Maximum  Protected Income Value"),  minus the sum of any reductions in the Protected
Income Value due to withdrawals you make from the Annuity after the waiting period begins.

|X|      Subject  to the  maximum  age/durational  limits  described  immediately  below,  we will no longer  increase  the
     Protected  Income Value by the 5% annual growth rate once you reach the Maximum  Protected Income Value.  However,  we will  increase  the  Protected  Income Value by the amount of any  additional  Purchase  Payments  after you reach the
     Maximum Protected Income Value.  Further,  if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum  Protected  Income Value by the  proportional  impact of the withdrawal on your Account Value.

|X|      Subject to the Maximum  Protected  Income Value, we will no longer  increase the Protected  Income Value by the 5%
     annual growth rate after the later of the anniversary  date on or immediately  following the Annuitant's 80th birthday or the 7th  anniversary  of the later of the  effective  date of the GMIB  program or the  effective  date of the most recent  step-up.  However,  we will  increase  the  Protected  Income Value by the amount of any  additional  Purchase
     Payments.  Further,  if you make withdrawals  after the Annuitant  reaches the maximum  age/duration  limits,  we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional  impact of the withdrawal on your Account Value.

|X|      Subject to the Maximum Protected Income Value, if you make an additional  Purchase  Payment,  we will increase the
     Protected  Income  Value by the amount of the  Purchase  Payment  and will apply the 5% annual  growth rate on the new amount from the date the Purchase Payment is applied.

|X|      As described below,  after the waiting period begins,  cumulative  withdrawals each Annuity Year that are up to 5%
     of the Protected  Income Value on the prior  anniversary of the Annuity will reduce the Protected  Income Value by the amount of the withdrawal.  Cumulative  withdrawals  each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of the Annuity,  will reduce the Protected Income Value  proportionately.  All withdrawals after the Maximum  Protected Income Value is reached will reduce the Protected Income Value  proportionately.  The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up  the  Protected  Income  Value - You may elect to  "step-up"  or "reset"  your  Protected  Income Value if your
------------------------------------------
Account Value is greater than the current  Protected  Income Value.  Upon exercise of the step-up  provision,  your initial
Protected  Income  Value will be reset equal to your  current  Account  Value.  From the date that you elect to step-up the
Protected  Income Value,  we will apply the 5% annual growth rate to the stepped-up  Protected  Income Value,  as described above.  You can exercise  the step-up  provision  twice on any  business day while the GMIB program is in effect,  and only while the Annuitant is less than age 76.

|X|      A new  seven-year  waiting  period will be  established  upon the  effective  date of your election to step-up the
     Protected  Income Value.  You cannot  exercise your right to begin receiving  annuity  payments under the GMIB program until the end of the new waiting period.
|X|      The  Maximum  Protected  Income  Value will be reset as of the  effective  date of any  step-up.  The new  Maximum
     Protected  Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.
|X|      When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program,  we will apply such rates based on the number of years since the most recent step-up.
|X|      If you elect to step-up the Protected  Income Value under the program,  and on the date you elect to step-up,  the charges  under the GMIB program have changed for new  purchasers,  your program may be subject to the new charge going forward.
|X|      A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity  following such step-up.

Impact of Withdrawals on the Protected  Income Value - Cumulative  withdrawals  each Annuity Year up to 5% of the Protected
----------------------------------------------------
Income Value will reduce the Protected Income Value on a  "dollar-for-dollar"  basis (the Protected Income Value is reduced by the actual  amount of the  withdrawal).  Cumulative  withdrawals  in any Annuity  Year in excess of 5% of the  Protected
Income Value will reduce the Protected Income Value  proportionately  (see the examples of this calculation  below). The 5%
annual  withdrawal  amount is determined on each  anniversary of the Issue Date (or on the Issue Date for the first Annuity
Year) and applies to any  withdrawals  during the Annuity Year. This means that the amount  available for withdrawals  each
Annuity Year on a  "dollar-for-dollar"  basis is adjusted on each contract  anniversary to reflect changes in the Protected
Income Value during the prior Annuity Year.

The following examples of dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13,  2003;  2.) an initial  Purchase  Payment of  $250,000;  3.) an initial  Protected
Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal  is taken on November 13, 2003 (in the first Annuity  Year).  No prior  withdrawals  have been taken.
Immediately  prior to the withdrawal,  the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%).  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
o        The  remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first  Annuity  Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal is taken on December 13, 2003 (still within the first Annuity Year).  Immediately  before the withdrawal,  the Account Value is $220,000 and the Protected Income Value is $242,006.64.  As the amount withdrawn  exceeds the Remaining Limit of $2,500 from Example 1:
o        the Protected Income Value is first reduced by the Remaining Limit (from 242,006.64 to 239,506.64);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).
     The resulting Protected Income Value is: $239,506.64 x ( 1 - $7,500 / $217,500), or $231,247.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal is made on the first  anniversary of the Issue Date,  October 13, 2004 (second  Annuity Year).  Prior to the  withdrawal,  the  Protected  Income Value is  $240,870.56.  The Remaining  Limit is reset to 5% of this amount,  or
$12,043.53.  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected  Income Value is reduced by the amount  withdrawn  (i.e.,  reduced by $10,000,  from  $240,870.56 to
         $230,870.56).
o        The  Remaining  Limit for the balance of the second  Annuity  Year is also reduced by the amount  withdrawn  (from
         $12,043.53 to $2,043.53).

KEY FEATURE - GMIB Annuity Payments
You can elect to apply the Protected  Income Value to one of the available GMIB Annuity  Payment Options on any anniversary date following the initial waiting period, or any subsequent  waiting period  established upon your election to step-up the
Protected  Income Value.  Once you have  completed the waiting  period,  you will have a 30-day period each year,  prior to the contract  anniversary,  during which you may elect to begin receiving  annuity payments under one of the available GMIB
Annuity  Payment  Options.  You must elect one of the GMIB Annuity  Payment  Options by the  anniversary  of the  Annuity's
Issue Date on or immediately  following the Annuitant's  95th birthday,  except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b),  in which case you must elect one of the GMIB Annuity  Payment Options by the anniversary of the
Annuity's Issue Date on or immediately following the Annuitant's 92nd birthday.

The amount of each GMIB  Annuity  Payment  will be  determined  based on the age and,  where  permitted  by law, sex of the
Annuitant by applying the Protected  Income Value (net of any  applicable  premium tax that may be due) to the GMIB Annuity
Payment  Option you choose.  We use special  annuity  purchase  rates to calculate the amount of each payment due under the
GMIB Annuity Payment  Options.  These special rates for the GMIB Annuity  Payment  Options are calculated  using an assumed interest rate factor that provides for lower growth in the value  applied to produce  annuity  payments than if you elected an annuity  payment  option that is not part of the GMIB  program.  These  special  rates also are  calculated  using other factors such as "age  setbacks"  (use of an age lower than the  Annuitant's  actual age) that result in lower payments than would  result if you  elected  an  annuity  payment  option  that is not part of the GMIB  program.  Use of an age  setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

On the date that you elect to begin  receiving  GMIB Annuity  Payments,  we guarantee that your payments will be calculated based on your Account Value and our then current  annuity  purchase  rates if the payment  amount  calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period
Under this option,  monthly  annuity  payments will be made until the death of the Annuitant.  If the Annuitant dies before having  received 120 monthly  annuity  payments,  the  remainder of the 120 monthly  annuity  payments  will be made to the
Beneficiary.

GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period
Under this option,  monthly  annuity  payments will be made until the death of both the Annuitant and the Joint  Annuitant.
If the Annuitant and the Joint  Annuitant die before having  received 120 monthly  annuity  payments,  the remainder of the
120 monthly annuity payments will be made to the Beneficiary.
|X|      If the  Annuitant  dies  first,  we will  continue  to make  payments  until  the  later of the death of the Joint
     Annuitant and the end of the period  certain.  However,  if the Joint Annuitant is still  receiving  annuity  payments following the end of the certain period,  we will reduce the amount of each subsequent  payment to 50% of the original payment amount.
|X|      If the  Joint  Annuitant  dies  first,  we will  continue  to make  payments  until  the later of the death of the
     Annuitant and the end of the period certain.

You cannot  withdraw  your Account  Value or the  Protected  Income Value under  either GMIB  Annuity  Payment  Option once annuity  payments  have  begun.  We may make other  payout  frequencies  available,  such as  quarterly,  semi-annually  or annually.

Other Important Considerations
|X|      You should  note that GMIB is  designed  to provide a type of  insurance  that  serves as a safety net only in the event your contract value declines  significantly due to negative  investment  performance.  If your contract value is not  significantly  affected by negative  investment  performance,  it is unlikely  that the purchase of the GMIB will result in your receiving  larger annuity  payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates,  (which include  assumptions as to age-setbacks and assumed  interest  rates),  are more  conservative  than the assumptions  that we use in computing  annuity payout options outside of GMIB.  Therefore,  you may generate higher income payments if you were to annuitize a lower Account
     Value at the current  annuity  purchase rates,  than if you were to annuitize  under the GMIB with a higher  Protected
     Value than your Account Value but, at the annuity  purchase  rates  guaranteed  under the GMIB.  The GMIB program does not directly  affect the Annuity's  Account Value,  Surrender Value or the amount payable under either the basic death benefit  provision of the Annuity or any optional death benefit  provision.  If you surrender  your Annuity,  you will receive the current  Surrender  Value,  not the Protected  Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
|X|      The Annuity offers other annuity payment options that you can elect which do not impose an additional  charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
|X|      Where allowed by law, we reserve the right to limit  subsequent  purchase  payments if we  determine,  at our sole discretion,  that based on the timing of your  Purchase  Payments  and  withdrawals,  your  Protected  Income Value is increasing in ways we did not intend.  In  determining  whether to limit Purchase  Payments,  we will look at Purchase
     Payments  which  are  disproportionately  larger  than your  initial  Purchase  Payment  and  other  actions  that may artificially increase the Protected Income Value.
|X|      We currently limit the variable  investment  options in which you may allocate Account Value if you participate in this  program.  We reserve the right to transfer any Account  Value in a prohibited  investment  option to an eligible investment  option.  Should we prohibit access to any investment  option, any transfers required to move Account Value to eligible  investment  options will not be counted in  determining  the number of free  transfers  during an Annuity
     Year.  We may also require that you allocate your Account Value according to an asset allocation model.
|X|      If you change the Annuitant after the effective date of the GMIB program,  the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant.  If the new Annuitant  would not be eligible to elect the GMIB  program  based on his or her age at the time of the change,  then the GMIB program will terminate.
|X|      Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
|X|      At the time you elect to begin  receiving  annuity  payments  under the GMIB  program  or under any other  annuity payment option we make available,  the protection  provided by the Annuity's basic death benefit or any optional death benefit provision you elected will no longer apply.

Election of the Program
Currently,  the GMIB program can only be elected at the time that you purchase your Annuity.  The Annuitant  must be age 75 or less as of the effective date of the GMIB program.  In the future,  we may offer  existing  Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity,  subject to our eligibility  rules and  restrictions.  If you elect the GMIB  program  after the Issue Date of your  Annuity,  the program  will be effective as of the date of election.
Your Account  Value as of that date will be used to calculate the  Protected  Income Value as of the effective  date of the program.

Termination of the Program
The GMIB program  cannot be  terminated  by the Owner once  elected.  The GMIB program  automatically  terminates as of the date the  Annuity  is fully  surrendered,  on the date the death  benefit  is  payable  to your  Beneficiary  (unless  your surviving  spouse elects to continue the Annuity),  or on the date that your Account Value is  transferred  to begin making annuity  payments.  The GMIB program may also be  terminated  if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

Upon  termination  of the GMIB  program we will  deduct the charge from your  Account  Value for the portion of the Annuity
Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Program
Currently,  we deduct a charge  equal to 0.50% per year of the  average  Protected  Income  Value for the period the charge applies.  Because the charge is calculated  based on the average  Protected  Income Value, it does not increase or decrease based on  changes to the  Annuity's  Account  Value due to market  performance.  The  dollar  amount you pay each year will increase in any year the Protected  Income Value  increases,  and it will  decrease in any year the Protected  Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

The charge is deducted  annually in arrears  each  Annuity Year on the  anniversary  of the Issue Date of the  Annuity.  We deduct the amount of the charge  pro-rata  from the Account  Value  allocated  to the variable  investment  options and the
Fixed  Allocations.  No MVA will apply to Account Value  deducted from a Fixed  Allocation.  If you surrender your Annuity, begin receiving  annuity  payments under the GMIB program or any other annuity  payment option we make available  during an
Annuity  Year,  or the GMIB  program  terminates,  we will deduct the charge for the portion of the Annuity  Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

No charge applies after the Annuity Date.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity  provides a Death  Benefit  during its  accumulation  period.  If the  Annuity is owned by one or more  natural persons,  the Death  Benefit is payable upon the first death of an Owner.  If the Annuity is owned by an entity,  the Death
Benefit is payable  upon the  Annuitant's  death,  if there is no  Contingent  Annuitant.  If a  Contingent  Annuitant  was
designated before the Annuitant's  death and the Annuitant dies, then the Contingent  Annuitant becomes the Annuitant and a
Death  Benefit  will not be paid at that time.  The person upon whose death the Death  Benefit is paid is referred to below as the "decedent."

Basic Death Benefit

The Annuity  provides a basic  Death  Benefit at no  additional  charge.  The  Insurance  Charge we deduct  daily from your
Account  Value  allocated to the  Sub-accounts  is used,  in part,  to pay us for the risk we assume in providing the basic
Death Benefit  guarantee  under the Annuity.  The Annuity also offers three  different  optional Death Benefits that can be purchased  for an  additional  charge.  The  additional  charge is deducted to  compensate  American  Skandia for providing increased  insurance  protection  under the optional Death Benefits.  Notwithstanding  the additional  protection  provided under the optional Death  Benefits,  the additional  cost has the impact of reducing the net  performance of the investment options.

The basic Death Benefit is the greater of:
|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals.
|X|      The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

"Proportional  withdrawals"  are determined by calculating the percentage of your Account Value that each prior  withdrawal represented  when  withdrawn.  For example,  a withdrawal of 50% of Account Value would be considered as a 50% reduction in
Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Three  optional  Death  Benefits are offered for purchase with your Annuity to provide an enhanced  level of protection for your beneficiaries.

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Currently,  these benefits are only offered in those  jurisdictions  where we have received regulatory approval and must be elected at the time that you purchase your Annuity.  We may, at a later date,  allow  existing  Annuity  Owners to purchase an  optional  Death  Benefit  subject to our rules and any  changes or  restrictions  in the  benefits.  Certain  terms and conditions  may differ  between  jurisdictions  once  approved  and if you  purchase  your  Annuity as part of an exchange, replacement or transfer,  in whole or in part,  from any other Annuity we issue.  The  "Combination  5% Roll-up and Highest
Anniversary  Value" Death Benefit may only be elected  individually,  and cannot be elected in  combination  with any other optional death benefit.
---------------------------------------------------------------------------------------------------------------------------

Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset  federal and state taxes  payable on any taxable  gains in your  Annuity at the time of your death.  Whether this benefit is appropriate for you may depend on your particular  circumstances,  including other financial resources that may be available  to your  Beneficiary  to pay taxes on your  Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The Enhanced  Beneficiary  Protection  Optional  Death Benefit  provides a benefit that is payable in addition to the basic
Death  Benefit.  If the Annuity has one Owner,  the Owner must be age 75 or less at the time the benefit is  purchased.  If the  Annuity  has joint  Owners,  the oldest  Owner  must be age 75 or less.  If the  Annuity  is owned by an  entity,  the
Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above;

     PLUS

2.       40% of your "Growth" under the Annuity, as defined below.

"Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed
 ------
Allocations, minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

"Proportional  withdrawals"  are determined by calculating the percentage of your Account Value that each prior  withdrawal
 -------------------------
represented when withdrawn.

---------------------------------------------------------------------------------------------------------------------------
The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit is subject to a maximum of 100% of all  Purchase  Payments applied  to the  Annuity at least 12 months  prior to the death of the  decedent  that  triggers  the  payment of the Death
Benefit.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  described  above  is  currently  being  offered  in those jurisdictions where we have received  regulatory  approval.  Certain terms and conditions may differ between  jurisdictions once  approved.  The Enhanced  Beneficiary  Protection  Death  Benefit is not  available if you elect the  "Combination  5%
Roll-up  and  Highest  Anniversary  Value"  Death  Benefit.  Please  see  Appendix  E for a  description  of  the  Enhanced
Beneficiary  Protection  Optional Death Benefit offered before November 18, 2002 in those  jurisdictions  where we received regulatory  approval.  Please  refer  to the  section  entitled  "Tax  Considerations"  for a  discussion  of  special  tax considerations for purchasers of this benefit.
---------------------------------------------------------------------------------------------------------------------------

See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit ("HAV")
If the  Annuity  has one Owner,  the Owner must be age 79 or less at the time  Highest  Anniversary  Value  Optional  Death
Benefit is  purchased.  If the Annuity has joint  Owners,  the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest
Anniversary Value Death Benefit.  In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value as of the Owner's date of death.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest  Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

         The amount  determined by this calculation is increased by any Purchase  Payments  received after the Owner's date of death and decreased by any proportional withdrawals since such date.

---------------------------------------------------------------------------------------------------------------------------
The Highest  Anniversary  Value Death Benefit  described above is currently being offered in those  jurisdictions  where we have received  regulatory  approval.  Certain terms and  conditions  may differ between  jurisdictions  once approved.  The
Highest  Anniversary Value Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest  Anniversary
Value" Death Benefit.
---------------------------------------------------------------------------------------------------------------------------

 Please refer to the  definition of Death Benefit Target Date below.  This death benefit may not be an appropriate  feature where the Owner's age is near the age  specified in the Death  Benefit  Target  Date.  This is because the benefit may not have the same  potential for growth as it otherwise  would,  since there will be fewer contract  anniversaries  before the death benefit  target date is reached.  The death  benefit  target date under this death benefit is earlier than the death benefit target date under the  Combination 5% Roll-up and Highest  Anniversary  Value Death Benefit for Owners who are age
 76 or older when the  contract  is issued,  which may result in a lower  value on the death  benefit,  since there will be fewer contract anniversaries before the death benefit target date is reached.

See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit
If the  Annuity has one Owner,  the Owner must be age 79 or less at the time the  Combination  5% Roll-up and HAV  Optional
Death  Benefit is purchased.  If the Annuity has joint  Owners,  the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

Certain of the  Portfolios  offered as  Sub-accounts  under the Annuity are not available if you elect the  Combination  5%
Roll-up and HAV Death Benefit.  In addition,  we reserve the right to require you to use certain asset allocation  model(s)
if you elect this death benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

         The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value death benefit described above, and
3.       5% Roll-up described below.

The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

o        all  Purchase  Payments  increasing  at an annual  effective  interest  rate of 5%  starting on the date that each
                  Purchase Payment is made and ending on the Owner's date of death;

                  MINUS

o        the sum of all  withdrawals,  dollar for  dollar up to 5% of the death  benefit's  value as of the prior  contract anniversary  (or issue date if the withdrawal is in the first contract  year).  Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

         If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

o        the 5% Roll-up  value as of the Death  Benefit  Target Date  increased by total  Purchase  Payments made after the
                  Death Benefit Target Date;

                  MINUS

o        the sum of all withdrawals which reduce the 5% Roll-up proportionally.

Please refer to the  definitions of Death Benefit Target Date below.  This death benefit may not be an appropriate  feature where the Owner's age is near the age  specified  in the Death  Benefit  Target  Date.  This is because the benefit may not have the same  potential for growth as it otherwise  would,  since there will be fewer  contract  anniversaries  before the
Death Benefit Target Date is reached.

---------------------------------------------------------------------------------------------------------------------------
The  Combination  5% Roll-up and Highest  Anniversary  Value Death Benefit  described  above is currently  being offered in those  jurisdictions  where we have  received  regulatory  approval.  Certain  terms  and  conditions  may  differ  between jurisdictions  once approved.  The  "Combination 5% Roll-up and Highest  Anniversary  Value" Death Benefit is not available if you elect any other  optional death  benefit.  Please see Appendix E for a description  of the Guaranteed  Minimum Death
Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.
---------------------------------------------------------------------------------------------------------------------------

See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary
Value Death Benefit:

|X|      The Death Benefit Target Date for the Highest  Anniversary  Value Death Benefit is the contract  anniversary on or
             -------------------------
     after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

|X|      The Death Benefit  Target Date for the  Combination  5% Roll-up and HAV Death Benefit is the later of the contract
             --------------------------
     anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant,  if entity owned, or five years after the Issue Date of the Annuity.

|X|      The  Highest  Anniversary  Value  equals the  highest  of all  previous  "Anniversary  Values"  less  proportional
              ---------------------------
     withdrawals since such anniversary and plus any Purchase Payments since such anniversary.

|X|      The  Anniversary  Value  is the  Account  Value as of each  anniversary  of the  Issue  Date of the  Annuity.  The
              ------------------
     Anniversary Value on the Issue Date is equal to your Purchase Payment.

|X|      Proportional  withdrawals  are  determined  by  calculating  the  percentage of your Account Value that each prior
         -------------------------
     withdrawal  represented  when withdrawn.  Proportional  withdrawals  result in a reduction to the Highest  Anniversary
     Value or 5% Roll-up  value by  reducing  such value in the same  proportion  as the  Account  Value was reduced by the withdrawal  as of the date the  withdrawal  occurred.  For example,  if your Highest  Anniversary  Value or 5% Roll-up value is $125,000 and you subsequently  withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10%
     reduction),  when calculating the optional Death Benefit we will reduce your Highest  Anniversary  Value ($125,000) by
     10% or $12,500.

Annuities with joint Owners
For Annuities  with Joint  Owners,  the Death  Benefits are  calculated as shown above except that the age of the oldest of the Joint  Owners is used to  determine  the Death  Benefit  Target  Date.  NOTE:  If you and your  spouse own the  Annuity jointly,  we will pay the Death Benefit to the Beneficiary.  If the sole primary  Beneficiary is the surviving spouse, then the  surviving  spouse can elect to assume  ownership of the Annuity and continue  the  contract  instead of receiving  the
Death Benefit.

Annuities owned by entities
For Annuities  owned by an entity,  the Death  Benefits are  calculated as shown above except that the age of the Annuitant is used to determine  the Death  Benefit  Target Date.  Payment of the Death Benefit is based on the death of the Annuitant
(or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection  Death Benefit and Highest  Anniversary  Value Death Benefit at any
time.  The  Combination  5% Roll-up and HAV Death Benefit may not be terminated  once elected.  The optional Death Benefits will  terminate  automatically  on the Annuity  Date.  We may also  terminate  any optional  Death  Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge  equal to 0.25% per year of the  average  daily net assets of the  Sub-accounts  for each of the Highest
Anniversary  Value Death Benefit and the Enhanced  Beneficiary  Protection  Death Benefit and 0.50% per year of the average daily net assets of the  Sub-accounts  for the Combination 5% Roll-up and HAV Death Benefit.  We deduct the charge for each of these benefits to compensate  American  Skandia for providing  increased  insurance  protection under the optional Death
Benefits.

Please refer to the section entitled "Tax  Considerations" for additional  considerations in relation to the optional Death
Benefit.

AMERICAN SKANDIA'S ANNUITY REWARDS

What is the Annuity Rewards benefit?
The Annuity  Rewards  benefit  offers  Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their  Beneficiaries  will not receive less than the Annuity's value as of the date the Owner elects the benefit.  Under the Annuity Rewards benefit,  American  Skandia  guarantees that the Death
Benefit will not be less than:

         your Account Value in the variable  investment  options plus the Interim Value in any Fixed  Allocations as of the effective date of the Owner's election

         MINUS any proportional withdrawals* following the date of election
         -----

         PLUS any additional Purchase Payments applied to the Annuity following the date of election.
         ----

*    "Proportional  withdrawals"  are  determined by calculating  the percentage of the Account Value that each  withdrawal represented  when  withdrawn.  For  example,  a  withdrawal  of 50% of your  Account  Value  would be treated as a 50%
     reduction in the amount payable under the Death Benefit.

The Annuity Rewards Death Benefit  enhancement  does not affect the basic Death Benefit  calculation and any Optional Death
Benefits  available  under the Annuity.  If the Death Benefit amount  payable under your  Annuity's  basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced  Death Benefit under the Annuity  Rewards  benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

Who is eligible for the Annuity Rewards benefit?
Owners can elect the Annuity  Rewards Death Benefit  enhancement  following the fourth (4th)  anniversary  of the Annuity's
Issue Date.  However,  the election is subject to the requirement  that their Account Value on the election date is greater than the amount that would be payable to their  Beneficiary  under the Death Benefit  provided  under the Annuity as of the election date  (including any amounts  payable under any optional death benefit then in effect).  If an Owner is ineligible when he or she applies for the optional benefit,  the Owner can elect the Annuity Rewards Death Benefit  enhancement on any subsequent  date if they  otherwise  qualify.  The election must occur before  annuity  payments  begin.  An Owner can only elect the Annuity Rewards Death Benefit  enhancement  once. There is no additional  charge for electing the Annuity Rewards
Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary
Except in the case of a spousal  assumption  as  described  below,  in the event of your death,  the death  benefit must be distributed:
|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series of annuity  payments not extending  beyond the life  expectancy of the Beneficiary or over the life of the Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an election  prior to death benefit  proceeds  becoming  due, a  Beneficiary  can elect to receive the
Death  Benefit  proceeds as a series of fixed annuity  payments  (annuity  payment  options 1-4) or as a series of variable annuity  payments  (annuity  payment  options 1-3 or 5 and 6). See the section  entitled "What Types of Annuity Options are
Available."

Spousal Beneficiary - Assumption of Annuity
You may name your  spouse as your  Beneficiary.  If you and your spouse own the  Annuity  jointly,  we assume that the sole primary  Beneficiary  will be the surviving  spouse unless you elect an  alternative  Beneficiary  designation.  Unless you elect an alternative Beneficiary  designation,  the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit  payment.  Any Death  Benefit  (including  any optional  Death  Benefits)  that would have been payable  to the  Beneficiary  will  become  the new  Account  Value as of the date we  receive  due  proof of death and any required proof of a spousal  relationship.  As of the date the assumption is effective,  the surviving spouse will have all the rights and  benefits  that would be  available  under the Annuity to a new  purchaser  of the same  attained  age.  For purposes of  determining  any future Death  Benefit for the surviving  spouse,  the new Account Value will be considered as the initial  Purchase  Payment.  No CDSC will apply to the new Account Value.  However,  any additional  Purchase  Payments applied after the date the  assumption is effective  will be subject to all  provisions of the Annuity,  including any CDSC that may apply to the additional Purchase Payments.

See the section  entitled  "Managing  Your Annuity - Spousal  Contingent  Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Qualified Beneficiary Continuation Option
The Code  provides  for  alternative  death  benefit  payment  options  when an Annuity is used as an IRA,  403(b) or other
"qualified  investment"  that  requires  Minimum  Distributions.  Upon the  Owner's  death  under an IRA,  403(b)  or other
"qualified  investment",  a Beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity  instead of receiving  the death benefit in a single  payment.  The  available  payment  options will depend on whether the Owner died on or before the date he or she was  required to begin  receiving  Minimum  Distributions  under the
Code and whether the Beneficiary is the surviving spouse.

|X|      If death occurs  before the date Minimum  Distributions  must begin under the Code,  the Death Benefit can be paid out in either a lump sum,  within five years from the date of death,  or over the life or life  expectancy  of the designated  Beneficiary  (as long as payments  begin by December  31st of the year  following  the year of death).
         However,  if the spouse is the Beneficiary,  the Death Benefit can be paid out over the life or life expectancy of the spouse with such payments  beginning no earlier than December 31st of the year  following the year of death or
         December 31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

|X|      If death occurs after the date Minimum  Distributions  must begin under the Code,  the Death  Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary  has the  flexibility to take out more each year than required under the Minimum  Distribution  rules.  Until withdrawn,  amounts in an IRA, 403(b) or other "qualified  investment" continue to be tax deferred.  Amounts withdrawn each year,  including  amounts that are required to be withdrawn under the Minimum  Distribution  rules, are subject to tax. You may wish to consult a professional  tax advisor for tax advice as to your particular  situation.  See the section  entitled
"How are Distributions From Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2."

Upon election of this Qualified Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
|X|      the  Beneficiary  will be charged at an amount equal to 1.40% daily against the average daily assets  allocated to the Sub-accounts.
|X|      the Account Value will be equal to any Death Benefit  (including  any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
|X|      the Beneficiary may request  transfers among  Sub-accounts,  subject to the same limitations and restrictions that applied  to the Owner,  except  that the  Sub-accounts  offered  will be those  offered  under the  Qualified
              Beneficiary Continuation option at the time the option is elected.
|X|      the Fixed Allocations will be those offered under the Qualified  Beneficiary  Continuation  option at the time the option is elected.
|X|      no additional Purchase Payments can be applied to the Annuity.
|X|      other optional Benefits will be those offered under the Qualified  Beneficiary  Continuation option at the time of election.
|X|      the basic  Death  Benefit  and any  optional  Death  Benefits  elected  by the Owner  will no longer  apply to the
              Beneficiary.
|X|      the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without  application of a CDSC.
|X|      upon the death of the Beneficiary,  any remaining  Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.
|X|      all  amounts in the Annuity  must be paid out to the  Beneficiary  according  to the  Minimum  Distribution  rules described above.

Your  Beneficiary  will be provided with a prospectus and  settlement  option that will describe this option at the time he or she elects this option.  Please contact American Skandia for additional  information on the  availability,  restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes,  there are  exceptions  that apply no matter how your Death Benefit is  calculated.  There are exceptions to the Death
Benefit if the decedent  was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant  due to the prior Owner's or Annuitant's  death.  Any Death Benefit  (including any optional Death Benefit) that applies will be suspended  for a two-year  period from the date he or she first became Owner or  Annuitant.  After the two-year  suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death",  any  instructions  we require to determine the method of payment and any other  written  representations  we require to determine  the proper  payment of the Death  Benefit to all  Beneficiaries.  "Due proof of death" may  include a  certified  copy of a death  certificate,  a certified copy of a decree of a court of competent  jurisdiction as to the finding of death or other  satisfactory proof of death.  Upon our  receipt of "due  proof of death" we  automatically  transfer  the Death  Benefit to the AST Money  Market
Sub-account  until  we  further  determine  the  universe  of  eligible  Beneficiaries.   Once  the  universe  of  eligible
Beneficiaries  has been  determined  each eligible  Beneficiary may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

Each  Beneficiary  must make an election as to the method they wish to receive their portion of the Death  Benefit.  Absent an election of a Death Benefit  payment  method,  no Death Benefit can be paid to the  Beneficiary.  We may require written acknowledgment  of all named  Beneficiaries  before we can pay the Death Benefit.  During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the  accumulation  period,  the Annuity has an Account  Value.  The Account Value is determined  separately for each
Sub-account  allocation  and for each Fixed  Allocation.  The  Account  Value is the sum of the values of each  Sub-account allocation  and the value of each  Fixed  Allocation.  The  Account  Value  does not  reflect  any CDSC that may apply to a withdrawal  or  surrender.  When  determining  the Account  Value on a day more than 30 days prior to a Fixed  Allocation's
Maturity  Date,  the Account  Value may include any Market  Value  Adjustment  that would apply to a Fixed  Allocation  (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The  Surrender  Value of your  Annuity  is the value  available  to you on any day  during  the  accumulation  period.  The
Surrender  Value is equal to your Account  Value minus any CDSC,  the Annual  Maintenance  Fee, the charge for any optional benefits and any Market Value  Adjustment  that may apply to any Fixed  Allocation.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account,  you are purchasing units of the  Sub-account.  Each Sub-account  invests exclusively in shares of an underlying  Portfolio.  The value of the Units  fluctuates with the market  fluctuations of the
Portfolios.  The value of the Units also  reflects  the daily  accrual for the  Insurance  Charge and if you elected one or more optional  benefits whose annual charge is deducted daily, the additional  charge made for such benefits.  There may be several  different  Unit Prices for each  Sub-account  to reflect  the  Insurance  Charge and the charges for any  optional benefits.  The Unit Price for the Units you  purchase  will be based on the total  charges for the  benefits  that apply to your Annuity.  See the section  entitled  "What Happens to My Units When There is a Change in Daily  Asset-Based  Charges?"
for a detailed  discussion of how Units are  purchased  and redeemed to reflect  changes in the daily charges that apply to your Annuity.

Each  Valuation  Day, we determine  the price for a Unit of each  Sub-account,  called the "Unit  Price." The Unit Price is used for  determining  the value of  transactions  involving  Units of the  Sub-accounts.  We determine the number of Units involved in any  transaction  by dividing the dollar value of the  transaction  by the Unit Price of the  Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a  Sub-account.  On the  Valuation  Day you make the  allocation,  the Unit Price is $14.83.
Your $5,000 buys 337.154 Units of the  Sub-account.  Assume that later,  you wish to transfer  $3,000 of your Account Value out of that  Sub-account  and into another  Sub-account.  On the Valuation Day you request the transfer,  the Unit Price of the original  Sub-account  has increased to $16.79.  To transfer  $3,000,  we sell 178.677 Units at the current Unit Price, leaving  you  158.477  Units.  We then buy $3,000 of Units of the new  Sub-account  at the Unit Price of $17.83.  You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed  Allocation plus all interest  credited to a Fixed  Allocation as of the date  calculated.  The  Interim  Value  does not  include  the  impact  of any  Market  Value  Adjustment.  If you made any transfers or withdrawals  from a Fixed  Allocation,  the Interim Value will reflect the withdrawal of those amounts and any interest  credited to those amounts  before they were  withdrawn.  To determine the Account Value of a Fixed  Allocation on any day more than 30 days prior to its Maturity  Date,  we multiply  the Account  Value of the Fixed  Allocation  times the
Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American  Skandia  is  generally  open to process  financial  transactions  on those days that the New York Stock  Exchange
(NYSE) is open for  trading.  There may be  circumstances  where the NYSE does not open on a  regularly  scheduled  date or time or closes at an earlier time than scheduled  (normally 4:00 p.m. EST).  Financial  transactions  requested  before the close of the NYSE which meet our  requirements  will be processed  according  to the value next  determined  following  the close of  business.  Financial  transactions  requested  on a  non-business  day or  after  the  close of the NYSE  will be processed  based on the value next  computed  on the next  business  day.  There may be  circumstances  when the opening or closing time of the NYSE is different  than other major stock  exchanges,  such as NASDAQ or the American  Stock  Exchange.
Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

There  may be  circumstances  where  the NYSE is  open,  however,  due to  inclement  weather,  natural  disaster  or other circumstances  beyond our control,  our offices may be closed or our business  processing  capabilities  may be restricted.
Under those  circumstances,  your Account Value may fluctuate based on changes in the Unit Values,  but you may not be able to transfer Account Value, or make a purchase or redemption request.

The NYSE is closed on the  following  nationally  recognized  holidays:  New Year's  Day,  Martin  Luther  King,  Jr.  Day,
Washington's  Birthday,  Good Friday,  Memorial Day,  Independence Day, Labor Day,  Thanksgiving,  and Christmas.  On those dates, we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial  transactions  involving purchase or redemption orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an emergency exists making redemption or valuation of securities held in the separate account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial Purchase  Payments:  We are required to allocate your initial  Purchase Payment to the Sub-accounts  within two (2)
business  days after we receive  all of our  requirements  at our  office to issue the  Annuity.  If we do not have all the required  information  to allow us to issue your Annuity,  we may retain the Purchase  Payment while we try to reach you or your  representative to obtain all of our requirements.  If we are unable to obtain all of our required  information within five (5)  business  days,  we are  required to return the  Purchase  Payment to you at that time,  unless you  specifically consent to our  retaining  the  Purchase  Payment  while we gather the  required  information.  Once we obtain the required information,  we will invest the Purchase  Payment and issue the Annuity  within two (2) business  days.  During any period that we are trying to obtain the required information, your money is not invested.

Additional  Purchase  Payments:  We will apply any  additional  Purchase  Payments on the Valuation Day that we receive the
Purchase  Payment at our office with  satisfactory  allocation  instructions.  We will  allocate  any  additional  Purchase
Payments you make according to your most recent allocation instructions if none are provided.

Scheduled Transactions:  "Scheduled"  transactions include transfers under a Dollar Cost Averaging,  rebalancing,  or asset allocation  program,  Systematic  Withdrawals,  Minimum  Distributions  or annuity  payments.  Scheduled  transactions  are processed and valued as of the date they are  scheduled,  unless the  scheduled  day is not a Valuation  Day. In that case, the transaction will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled  Transactions:  "Unscheduled"  transactions include any other non-scheduled  transfers and requests for Partial
Withdrawals or Free  Withdrawals or Surrenders.  Unscheduled  transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Medically-related  Surrenders & Death Benefits:  Medically-related  surrender requests and Death Benefit claims require our review  and  evaluation  before  processing.  We price  such  transactions  as of the date we  receive  at our  Office  all supporting documentation we require for such transactions and that are satisfactory to us.

Transactions in ProFunds VP Sub-accounts:  Generally,  purchase or redemption  orders or transfer requests must be received by us by no later than the close of the NYSE to be  processed  on the  current  Valuation  Day.  However,  any  purchase or redemption order or transfer request  involving the ProFunds VP Sub-accounts  must be received by us no later than one hour prior to any announced closing of the applicable  securities exchange  (generally,  3:00 p.m. Eastern time) to be processed on the current  Valuation  Day. The "cut-off"  time for such  financial  transactions  involving a ProFunds VP  Sub-account will be extended to1/2hour prior to any announced closing  (generally,  3:30 p.m. Eastern time) for transactions  submitted electronically  through  American  Skandia's  Internet website  (www.americanskandia.prudential.com).  You cannot request a transaction  involving the  purchase,  redemption  or transfer of units in one of the ProFunds VP  Sub-account  between the applicable  "cut-off"  time and 4:00 p.m.  Transactions  received  after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination  of Optional  Benefits:  Except for the Guaranteed  Minimum  Income Benefit and the  Combination 5% Roll-up and
Highest  Anniversary  Value Death Benefit which cannot be  terminated  by the owner once elected,  if any optional  benefit terminates,  we will no longer  deduct the charge we apply to  purchase  the  optional  benefit.  On the date the charge no longer applies,  your Annuity will become subject to a different daily  asset-based  charge.  We will process a transaction where your  Account  Value  allocated  to the  Sub-accounts  will be used to purchase  new Units of the  Sub-accounts  that reflect the  Insurance  Charge and any  optional  benefit or program  still  elected,  but not the charge for the  optional benefit or program that you  terminated.  The number of Units  attributed  to your  Annuity will be decreased  and the Unit
Price of each unit of the  Sub-accounts  in which you invested  will be  increased.  The  adjustment in the number of Units and Unit Price will not affect your Account  Value.  Beginning on that date,  your Account Value will be  determined  based on the  change in the value of Units that  reflect  the  Insurance  Charge and any other  optional  benefits  that you have elected.

TAX CONSIDERATIONS

The tax  considerations  associated  with the Annuity vary  depending on whether the contract is (i) owned by an individual and not associated with a tax-favored  retirement plan (including  contracts held by a non-natural  person, such as a trust acting  as an agent  for a  natural  person),  or (ii)  held  under a  tax-favored  retirement  plan.  We  discuss  the tax considerations  for these  categories of contracts  below.  The  discussion is general in nature and describes only federal income  tax law (not state or other tax  laws).  It is based on current  law and  interpretations,  which may  change.  The discussion  includes a  description  of certain  spousal  rights  under the  contract and under  tax-qualified  plans.  Our administration  of such spousal rights and related tax reporting  accords with our understanding of the Defense of Marriage
Act (which  defines a  "marriage"  as a legal union  between a man and a woman and a "spouse"  as a person of the  opposite sex).  The  information  provided is not  intended  as tax  advice.  You should  consult  with a qualified  tax advisor for complete  information  and advice.  References  to purchase  payments  below  relates to your cost basis in your  contract.
Generally,  your cost basis in a contract not  associated  with a  tax-favored  retirement  plan is the amount you pay into your  contract,  or into  annuities  exchanged  for your  contract,  on an  after-tax  basis less any  withdrawals  of such payments.

This contract may also be purchased as a  non-qualified  annuity (i.e., a contract not held under a tax-favored  retirement plan) by a trust or custodial IRA or 403(b) account,  which can hold other permissible  assets other than the annuity.  The terms and  administration  of the trust or  custodial  account  in  accordance  with the laws and  regulations  for IRAs or
403(b)s, as applicable,  are the responsibility of the applicable trustee or custodian.

CONTRACTS  OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH  TAX-FAVORED  RETIREMENT  PLANS)

Taxes Payable by You

We believe the contract  is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

Generally,  annuity  contracts  issued by the same company (and  affiliates)  to you during the same  calendar year must be treated as one annuity  contract for purposes of determining the amount subject to tax under the rules  described  below.

It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract.  If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract.  Additionally,  for owners under age 591/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals,  then the sole or surviving owner will be provided with a notice from us describing  available  alternatives  regarding these benefits.

Taxes on Withdrawals  and Surrender

If you make a withdrawal from your contract or surrender it before annuity  payments  begin,  the amount you receive will be taxed as ordinary income, rather than as return of purchase payments,  until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

If you assign or pledge all or part of your contract as collateral for a loan,  the part assigned  generally will be treated as a withdrawal.

If you transfer your contract for less than full  consideration,  such as by gift,  you will trigger tax on any gain in the contract.  This rule does not apply if you  transfer  the  contract  to your  spouse  or under  most  circumstances  if you transfer the contract  incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed.  The  remaining  portion  will be taxed as  ordinary  income.  Generally,  the  nontaxable  portion is determined by  multiplying  the annuity  payment you receive by a fraction,  the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

After the full amount of your purchase payments have been recovered  tax-free,  the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

Tax  Penalty on Withdrawals and Annuity  Payments

Any taxable amount you receive under your contract may be subject to a 10% tax penalty.  Amounts are not subject to this tax penalty if:

o       the   amount   is paid on or after you reach age 591/2or die;

o       the amount received is attributable to your becoming disabled;

o        generally  the amount paid or received is in the form of  substantially  equal  payments not less  frequently  than annually (Please note that  substantially  equal payments must continue until the later of reaching age 59 1/2 or 5 years.  Modification  of payments  during that time period will result in  retroactive  application  of the 10% tax penalty.); or

o        the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Special  Rules in Relation to Tax-Free Exchanges Under Section  1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment  contract for an annuity.  If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment  contract that was purchased prior to August 14, 1982, then any purchase  payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract  prior to that date.  [(See Federal Tax Status section in the Statement of Additional Information.)]

Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 591/2 withdrawals.  The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what  transactions  may be considered  abusive.  For example we do not know how the IRS may view early  withdrawals  or annuitizations  after a partial exchange.  In addition,  it is unclear how the IRS will treat a partial exchange from a life insurance,  endowment,  or annuity contract into an immediate annuity.  As of the date of this prospectus,  we will accept a partial  1035  exchange  from a  non-qualified  annuity into an  immediate  annuity as a "tax-free"  exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable  distributions  to the extent of any gain  distributed  as well as  subjecting  the taxable  portion of the  distribution  to the 10% tax penalty.  We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

Taxes Payable by Beneficiaries

The death benefit options are subject to income tax to the extent the  distribution  exceeds the cost basis in the contract.
The value of the death benefit, as determined under federal law, is also included in the owner's estate.

Generally,  the same tax rules  described  above would also apply to amounts  received by your  beneficiary.  Choosing  any option other than a lump sum death  benefit may defer taxes.  Certain  minimum  distribution  requirements  apply upon your death, as discussed further below.

Tax consequences to the beneficiary vary among the death benefit payment options.

o      Choice   1:  the   beneficiary   is taxed on earnings in the contract.

o      Choice 2: the  beneficiary  is taxed as  amounts  are  withdrawn  (in this case earnings are treated as being distributed first).

o      Choice  3: the  beneficiary  is taxed on each  payment  (part  will be treated as earnings and part as return of premiums).

Considerations  for Contingent  Annuitants:  There may be adverse tax  consequences if a Contingent  Annuitant  succeeds an
Annuitant  when the Annuity is owned by a trust that is neither tax exempt nor  qualifies  for  preferred  treatment  under certain  sections of the Code.  In general,  the Code is designed to prevent  indefinite  deferral of tax.  Continuing  the benefit of tax deferral by naming one or more  Contingent  Annuitants  when the Annuity is owned by a  non-qualified  trust might be deemed an attempt to extend the tax  deferral for an  indefinite  period.  Therefore,  adverse tax  treatment  may depend  on the  terms  of the  trust,  who is  named  as  Contingent  Annuitant,  as  well  as  the  particular  facts  and circumstances.  You should  consult your tax advisor  before naming a Contingent  Annuitant if you expect to use an Annuity in such a fashion.

Reporting and Withholding on  Distributions

Taxable  amounts  distributed  from your  annuity  contracts  are  subject to federal  and state  income tax  reporting  and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution.  In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions  unless you designate a different  withholding  status.  In the case of all other  distributions,  we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments.  An election out of withholding must be made on forms that we provide.

State income tax  withholding  rules vary and we will withhold  based on the rules of your State of  residence.  Special tax rules apply to withholding  for nonresident  aliens,  and we generally  withhold income tax for nonresident  aliens at a 30%
rate. A different  withholding  rate may be applicable to a nonresident  alien based on the terms of an existing  income tax treaty  between the United States and the  nonresident  alien's  country.  Please refer to the  discussion  below  regarding withholding rules for tax favored plans (for example, an IRA).

Regardless  of the  amount  withheld  by us, you are liable for  payment  of federal  and state  income tax on the  taxable portion of annuity  distributions.  You should consult with your tax advisor regarding the payment of the correct amount of these  income  taxes  and  potential  liability  if you fail to pay  such  taxes.

Annuity  Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets  underlying the variable  investment  options of the annuity contract must be diversified,  according to certain rules. We believe these diversification rules will be met.

An additional  requirement for qualification  for the tax treatment  described above is that we, and not you as the contract owner,  must have sufficient  control over the underlying assets to be treated as the owner of the underlying assets for tax purposes.  While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable  annuity  will not be treated as an annuity for tax purposes if persons  with  ownership  rights have excessive control over the investments  underlying such variable annuity. It is unclear whether such guidelines,  if in fact promulgated,  would have retroactive  effect.  It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We will take any action, including modifications to your
Annuity or the investment options, required to comply with such guidelines if promulgated.

Please refer to the  Statement of Additional  information  for further  information  on these  Diversification  and Investor
Control issues.

Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions  depend on whether you die before you start  taking  annuity  payments  under the  contract or after you start taking annuity payments under the contract.

If you die on or after the annuity date, the remaining  portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated  beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the  beneficiary's  life or a period not exceeding the beneficiary's life expectancy.  Your designated  beneficiary is the person to whom benefit rights under the contract pass by reason of death,  and must be a natural  person in order to elect a periodic  payment  option based on life  expectancy or a period exceeding five years.

If the contract is payable to (or for the benefit of) your surviving  spouse,  that portion of the contract may be continued
with your spouse as the owner.

Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

Additional Information

You should refer to the Statement of Additional Information if:

o       The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

o       Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

o       You  transfer  your  contract  to, or  designate,  a  beneficiary  who is either 37 1/2 years  younger than you or a grandchild.

o       You  purchased  more than one annuity  contract  from the same  insurer  within the same  calendar  year (other than contracts held by tax favored plans).

CONTRACTS  HELD BY TAX FAVORED PLANS

The  following  discussion covers annuity contracts held under tax-favored  retirement plans.

Currently,  the contract may be purchased for use in connection with  individual  retirement  accounts and annuities  (IRAs)
which are subject to Sections  408(a),  408(b) and 408A of the Code. In addition,  this contract may be purchased for use in connection with a corporate  Pension and  Profit-sharing  plan (subject to 401(a) of the Code), H.R. 10 plans (also known as
Keogh Plans,  subject to 401(a) of the Code),  Tax  Sheltered  Annuities  (subject to 403(b) of the Code,  also known as Tax
Deferred  Annuities or TDAs),  and Section 457 plans  (subject to 457 of the Code.  This  description  assumes that you have satisfied the requirements for eligibility for these products.

    This  contract  may also be  purchased  as a  non-qualified  annuity  (i.e.,  a contract  not held under a  tax-favored retirement  plan) by a trust or custodial IRA or 403(b)  account,  which can hold other  permissible  assets other than the annuity.  The terms and  administration  of the trust or custodial  account in accordance with the laws and regulations for
IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

    You should be aware that tax favored plans such as IRAs  generally  provide  income tax deferral  regardless of whether they invest in annuity  contracts.  This means that when a tax favored  plan invests in an annuity  contract,  it generally does not result in any additional taxbenefits (such as income tax deferral and income tax free transfers).

Types of Tax Favored Plans

    IRAs.  If you buy a contract for use as an IRA, we will provide you a copy of the  prospectus  and  contract.  The "IRA
Disclosure  Statement"  contains  information  about  eligibility,  contribution  limits,  tax  particulars,  and other IRA information.  In addition to this information (some of which is summarized  below),  the IRS requires that you have a "free look" after making an initial  contribution to the contract.  During this time, you can cancel the contract by notifying us in writing,  and we will refund all of the purchase  payments under the contract (or, if provided by applicable  state law, the amount credited under the contract, if greater), less any applicable federal and state income tax withholding.

    Contributions Limits/Rollovers.  Because of the way the contract is designed, you may purchase a contract for an IRA in connection  with a "rollover" of amounts from a qualified  retirement  plan or transfer from another IRA. In 2004 the limit is $3,000;  increasing  in 2005 to 2007,  to $4,000;  and for 2008,  $5,000.  After 2008 the  contribution  amount  will be indexed for inflation.  The tax law also provides for a catch-up  provision for individuals who are age 50 and above. These taxpayers  will be permitted to contribute an  additional  $500 in years 2004 to 2005 and an additional  $1,000 in 2006 and years thereafter.

    The "rollover" rules under the Code are fairly technical;  however,  an individual (or his or her surviving spouse) may generally "roll over" certain  distributions  from tax favored retirement plans (either directly or within 60 days from the date of these  distributions)  if he or she meets the requirements  for  distribution.  Once you buy the contract,  you can make regular IRA contributions  under the contract (to the extent permitted by law).  However, if you make such regular IRA contributions,  you should note that you will not be able to treat the  contract  as a "conduit  IRA," which means that you will not retain possible  favorable tax treatment if you  subsequently  "roll over" the contract funds  originally  derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

    Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o   You, as owner of the  contract,  must be the  "annuitant"  under the contract  (except in certain  cases  involving the division of property under a decree of divorce);

o    Your rights as owner are non-forfeitable;

o   You cannot sell, assign or pledge the contract;

o   The  annual  contribution  you pay  cannot be greater  than the  maximum  amount  allowed  by law,  including  catch-up contributions if applicable (which does not include any rollover amounts);

o   The date on which  annuity  payments  must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and

o   Death and annuity payments must meet "minimum distribution requirements" described below.

    Usually,  the full amount of any distribution  from an IRA (including a distribution from this contract) which is not a rollover is taxable.  As taxable income,  these  distributions  are subject to the general tax withholding  rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

o    A 10% "early distribution penalty" described below;

o   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

o   Failure to take a minimum distribution also described below.

    SEPs.  SEPs are a  variation  on a  standard  IRA,  and  contracts  issued  to a SEP  must  satisfy  the  same  general requirements described under IRAs (above).  There are, however, some differences:

o   If you participate in a SEP, you generally do not include in income any employer  contributions made to the SEP on your behalf up to the lesser of (a) $41,000 in 2004 or (b) 25% of the employee's  earned income (not including  contribution as "earned  income"  for these  purposes).  However,  for these  purposes,  compensation  in excess of  certain  limits
    established by the IRS will not be considered.   In 2004, this limit is $205,000;

o   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

o   SEPs for small employers permit salary deferrals up to $13,000 in 2004 with the employer making these  contributions to the SEP.  However,  no new "salary  reduction" or "SAR-SEPs" can be established after 1996.  Individuals  participating in a SARSEP who are age 50 or above by the end of the year will be  permitted to  contribute  an  additional  $3,000 in
    2004,  increasing in $1,000  increments per year until reaching $5,000 in 2006.  Thereafter,  the amount is indexed for inflation.

You will also be provided the same  information,  and have the same "free look" period,  as you would have if you purchased the contract for a standard IRA.

    ROTH IRAs.  Like standard  IRAs,  income  within a Roth IRA  accumulates  tax-free,  and  contributions  are subject to specific limits. Roth IRAs have, however, the following differences:

o   Contributions to a Roth IRA cannot be deducted from your gross income;

o  "Qualified  distributions"  from  a Roth  IRA  are  excludable  from  gross  income.  A  "qualified  distribution"  is a distribution  that satisfies two  requirements:  (1) the  distribution  must be made (a) after the owner of the IRA attains age 591/2; (b) after the owner's  death;  (c) due to the owner's  disability;  or (d) for a qualified  first time  homebuyer distribution  within the meaning of Section  72(t)(2)(F)  of the Code;  and (2) the  distribution  must be made in the year that is at least five tax years  after the first year for which a  contribution  was made to any Roth IRA  established  for the  owner or five  years  after a  rollover,  transfer,  or  conversion  was made  from a  traditional  IRA to a Roth IRA.
Distributions  from a Roth IRA that are not qualified  distributions  will be treated as made first from  contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

o   If eligible (including meeting income limitations and earnings requirements),  you may make contributions to a Roth IRA after  attaining  age 701/2,  and  distributions  are not  required  to  begin  upon  attaining  such age or at any time thereafter.

    Because  of the way the  contract  is  designed,  you may  purchase  a  contract  for a Roth IRA in  connection  with a
"rollover" of amounts of another  traditional IRA,  conduit IRA, SEP,  SIMPLE-IRA or Roth IRA. The Code permits persons who meet certain income  limitations  (generally,  adjusted gross income under  $100,000),  and who receive certain  qualifying distributions  from such non-Roth  IRAs, to directly  rollover or make,  within 60 days, a "rollover" of all or any part of the amount of such  distribution to a Roth IRA which they  establish.  This conversion  triggers  current  taxation (but is not subject to a 10% early  distribution  penalty).  Once the contract has been purchased,  regular Roth IRA  contributions will be accepted to the extent permitted by law.

      TDAs.  You may own a TDA  generally  if you are either an  employer  or employee  of a  tax-exempt  organization  (as defined under Code Section 501 (c)(3)) or a public  educational  organization,  and you may make  contributions to a TDA so long as the  employee's  rights to the  annuity are  nonforfeitable.  Contributions  to a TDA,  and any  earnings,  are not taxable until distribution.  You may also make contributions to a TDA under a salary reduction  agreement,  generally up to a maximum  of $13,000 in 2004.  Individuals  participating  in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional  $3,000 in 2004,  increasing in $1,000  increments per year until reaching  $5,000 in
2006.  Thereafter,  the  amount is indexed  for  inflation.  Further,  you may roll over TDA  amounts to another  TDA or an
IRA. You may also roll over TDA amounts to a qualified  retirement  plan, a SEP and a 457  government  plan. A contract may only qualify as a TDA if distributions (other than  "grandfathered"  amounts held as of December 31, 1988) may be made only on account of:

o   Your attainment of age 591/2;
o   Your severance of employment;
o   Your death;
o   Your total and permanent disability; or
o   Hardship  (under limited  circumstances,  and only related to salary  deferrals and any earnings  attributable to these amounts).

      In any event,  you must  begin  receiving  distributions  from your TDA by April 1st of the  calendar  year after the calendar year you turn age 701/2or retire, whichever is later.

    These  distribution  limits do not apply either to transfers or exchanges of investments under the contract,  or to any
"direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial  account"  described under
Code Section 403(b)(7).

    Employer  contributions  to  TDAs  are  subject  to the  same  general  contribution,  nondiscrimination,  and  minimum participation rules applicable to "qualified" retirement plans.

Minimum Distribution Requirements and Payment Option

If you hold the  contract  under  an IRA (or  other  tax-favored  plan),  IRS  minimum  distribution  requirements  must be satisfied.  This  means  that  generally  payments  must start by April 1 of the year after the year you reach age 701/2and must be made for each year  thereafter.  The amount of the payment must at least equal the minimum  required  under the IRS rules.  Several  choices are  available for  calculating  the minimum  amount.  More  information  on the mechanics of this calculation  is  available  on request.  Please  contact us at a  reasonable  time before the IRS deadline so that a timely distribution is made.  Please note that there is a 50% tax penalty on the amount of any minimum  distribution not made in a timely manner.

    You can use the Minimum  Distribution  option to satisfy the IRS minimum  distribution  requirements  for this contract without  either  beginning  annuity  payments  or  surrendering  the  contract.  We will  distribute  to you  this  minimum distribution amount, less any other partial withdrawals that you made during the year.

Although  the IRS  rules  determine  the  required  amount  to be  distributed  from your IRA each  year,  certain  payment alternatives  are  still  available  to you.  If you own  more  than  one IRA,  you can  choose  to  satisfy  your  minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

Penalty for Early Withdrawals

You may owe a 10% tax penalty on the taxable part of  distributions  received  from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 591/2. Amounts are not subject to this tax penalty if:

o   the amount is paid on or after you reach age 591/2or die;

o   the amount received is attributable to your becoming disabled; or

o   generally the amount paid or received is in the form of substantially  equal payments not less frequently than annually
    (Please  note that  substantially  equal  payments  must  continue  until the  later of  reaching  age 591/2or 5 years.
    Modification of payments during that time period will result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding

Unless a distribution is an eligible  rollover  distribution  that is "directly"  rolled over into another  qualified plan,
IRA (including the IRA variations  described  above),  SEP, 457 government plan or TDA, we will withhold federal income tax at the  rate of 20%.  This 20%  withholding  does not  apply to  distributions  from  IRAs  and Roth  IRAs.  For all  other distributions,  unless  you  elect  otherwise,  we will  withhold  federal  income  tax from the  taxable  portion  of such distribution at an appropriate  percentage.  The rate of withholding on annuity payments where no mandatory  withholding is required  is  determined  on the  basis  of the  withholding  certificate  that  you  file  with  us.  If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

o   For any annuity  payments  not subject to  mandatory  withholding,  you will have taxes  withheld by us as if you are a married individual, with 3 exemptions; and

o   For all other distributions, we will withhold at a 10% rate.

    We will provide you with forms and instructions  concerning the right to elect that no amount be withheld from payments in the ordinary  course.  However,  you should know that, in any event,  you are liable for payment of federal income taxes on the taxable portion of the  distributions,  and you should consult with your tax advisor to find out more information on your  potential  liability  if you  fail  to pay  such  taxes.  There  may  be  additional  state  income  tax  withholding requirements.

ERISA Disclosure/Requirements

ERISA (the  "Employee  Retirement  Income  Security Act of 1974") and the Code prevents a fiduciary  and other  "parties in interest"  with respect to a plan (and,  for these  purposes,  an IRA would also  constitute a "plan") from  receiving  any benefit from any party  dealing with the plan,  as a result of the sale of the contract.  Administrative  exemptions  under
ERISA generally permit the sale of insurance/annuity  products to plans,  provided that certain information is disclosed to the person  purchasing  the contract.  This  information  has to do primarily with the fees,  charges,  discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

    Information  about any applicable  fees,  charges,  discounts,  penalties or adjustments may be found in the applicable sections of this Prospectus.

    Information  about sales  representatives  and commissions  may be found in the sections of this Prospectus  addressing distribution of the Annuity.

    Please consult your tax advisor if you have any additional questions.

Spousal Consent Rules for Retirement Plans-- Qualified Contracts

If you are married at the time your payments  commence,  you may be required by federal law to choose an income option that provides  survivor annuity income to your spouse,  unless your spouse waives that right.  Similarly,  if you are married at the time of your death,  federal law may require all or a portion of the death  benefit to be paid to your spouse,  even if you  designated  someone  else as  your  beneficiary.  A brief  explanation  of the  applicable  rules  follows.  For  more information, consult the terms of your retirement arrangement.

    Defined Benefit Plans,  Money Purchase Pension Plans, and ERISA 403(b)  Annuities.  If you are married at the time your payments  commence,  federal law  requires  that  benefits be paid to you in the form of a  "qualified  joint and  survivor annuity"  (QJSA),  unless you and your spouse waive that right, in writing.  Generally,  this means that you will receive a reduced  payment  during your life and,  upon your  death,  your  spouse  will  receive at least  one-half of what you were receiving for life. You may elect to receive  another income option if your spouse  consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative  form of payment,  your spouse may not receive any benefits  from the plan upon your death.  Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin  receiving your benefit.  This benefit must be available in the form of an annuity for your spouse's  lifetime and is called a "qualified  pre-retirement  survivor  annuity"  (QPSA).  If the plan pays death benefits to other  beneficiaries,  you may elect to have a beneficiary  other than your spouse  receive the death  benefit, but only if your spouse  consents to the election and waives his or her right to receive the QPSA. If your spouse  consents to the alternate  beneficiary,  your spouse will receive no benefits  from the plan upon your death.  Any QPSA waiver prior to your  attaining  age 35 will become null and void on the first day of the  calendar  year in which you attain age 35, if still employed.

    Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required.  Upon your death,  your spouse will receive the entire death benefit,  even if you designated  someone else as your  beneficiary, unless your spouse  consents  in writing to waive this right.  Also,  if you are married and elect an annuity as a periodic income  option,  federal law requires that you receive a QJSA (as described  above),  unless you and your spouse consent to waive this right.

    IRAs, non-ERISA 403(b) Annuities,  and 457 Plans.  Spousal consent to a distribution is not required.  Upon your death, any death benefit will be paid to your designated beneficiary.

Additional Information

For additional  information  about federal tax law  requirements  applicable to tax favored  plans,  see the IRA Disclosure
Statement.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements  and reports  required by applicable law or regulation to you at your last known address of record.
You should  therefore give us prompt notice of any address  change.  We reserve the right,  to the extent  permitted by law and subject to your prior  consent,  to provide any  prospectus,  prospectus  supplements,  confirmations,  statements  and
reports    required    by    applicable    law   or    regulation    to   you    through    our    Internet    Website   at
http://www.americanskandia.prudential.com  or any  other  electronic  means,  including  diskettes  or CD  ROMs.  We send a confirmation  statement to you each time a transaction is made affecting Account Value, such as making additional  Purchase
Payments,  transfers,  exchanges or withdrawals.  We also send quarterly  statements  detailing the activity affecting your
Annuity during the calendar  quarter.  We may confirm  regularly  scheduled  transactions,  such as the Annual  Maintenance
Fee,  systematic  withdrawals  (including 72(t) payments and required minimum  distributions),  bank drafting,  dollar cost averaging,  and static rebalancing,  in quarterly statements instead of confirming them immediately.  You should review the information in these statements  carefully.  You may request additional  reports.  We reserve the right to charge up to $50 for each  such  additional  report.  We may also send an annual  report  and a  semi-annual  report  containing  applicable financial statements for the Separate Account and the Portfolios,  as of December 31 and June 30,  respectively,  to Owners or,  with your  prior  consent,  make such  documents  available  electronically  through  our  Internet  Website  or other electronic means.

WHO IS AMERICAN SKANDIA?
American  Skandia  Life  Assurance  Corporation  ("American  Skandia")  is a stock  life  insurance  company  domiciled  in
Connecticut  with licenses in all 50 states,  the District of Columbia and Puerto Rico.  American Skandia is a wholly-owned subsidiary of American  Skandia,  Inc.  ("ASI"),  whose ultimate  parent is Prudential  Financial,  Inc.  American  Skandia markets its products to  broker-dealers  and financial  planners  through an internal field  marketing  staff. In addition,
American  Skandia  markets  through  and in  conjunction  with  financial  institutions  such as banks  that are  permitted directly, or through affiliates, to sell annuities.

American  Skandia is in the business of issuing annuity and life insurance  products.  American  Skandia  currently  offers the following  products:  (a) flexible  premium  deferred  annuities and single premium fixed  deferred  annuities that are registered  with the SEC; (b) certain other fixed deferred  annuities  that are not  registered  with the SEC; and (c) both fixed and variable immediate adjustable annuities.

Effective May 1, 2003,  Skandia U.S.  Inc.,  the sole  shareholder  of ASI,  which is the parent of American  Skandia,  was purchased by  Prudential  Financial,  Inc.  Prudential  Financial,  Inc. is a New Jersey  insurance  holding  company whose subsidiary  companies serve individual and institutional  customers worldwide and include The Prudential  Insurance Company of America,  one of the largest  life  insurance  companies  in the U.S.  These  companies  offer a variety of products and services,  including life  insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and retirement related services and  administration,  asset  management,  securities  brokerage,  banking and trust services,  real estate brokerage franchises, and relocation services.

No company  other than  American  Skandia has any legal  responsibility  to pay amounts  that it owes under its annuity and variable life insurance contracts.  However,  Prudential Financial exercises  significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The  separate  accounts  are where  American  Skandia  sets aside and invests the assets of some of our  annuities.  In the accumulation  period,  assets supporting  Account Values of the Annuities are held in a separate account  established under the laws of the State of  Connecticut.  We are the legal owner of assets in the separate  accounts.  In the payout  period, assets  supporting  fixed annuity  payments and any adjustable  annuity  payments we make available are held in our general account.  Assets supporting  variable annuity payment options may be invested in our separate accounts.  Income,  gains and losses from assets  allocated to these  separate  accounts are credited to or charged  against each such  separate  account without  regard to other  income,  gains or losses of  American  Skandia or of any other of our  separate  accounts.  These assets may only be charged with liabilities  which arise from the Annuities issued by American  Skandia.  The amount of our obligation in relation to allocations to the  Sub-accounts  is based on the  investment  performance of such  Sub-accounts.
However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in Sub-accounts of American Skandia Life Assurance  Corporation  Variable Account B, also referred to as "Separate
Account B". Separate  Account B was established by us pursuant to Connecticut  law on November 25, 1987.  Separate  Account
B also holds  assets of other  annuities  issued by us with  values and  benefits  that vary  according  to the  investment performance of Separate Account B.

Separate  Account B consists of multiple  Sub-accounts.  Each  Sub-account  invests only in a single  mutual fund or mutual fund  portfolio.  The  name of each  Sub-account  generally  corresponds  to the  name of the  underlying  Portfolio.  Each
Sub-account in Separate  Account B may have several  different Unit Prices to reflect the Insurance  Charge and the charges for any optional  benefits that are offered under this Annuity and other annuities  issued by us through  Separate  Account
B. Separate  Account B is registered with the SEC under the Investment  Company Act of 1940  ("Investment  Company Act") as
a unit  investment  trust,  which  is a type of  investment  company.  The SEC  does  not  supervise  investment  policies, management or practices of Separate Account B.

Prior to November 18, 2002,  Separate Account B was organized as a single separate  account with six different  Sub-account classes,  each of which was  registered as a distinct unit  investment  trust under the Investment  Company Act.  Effective
November 18, 2002 each Sub-account  class of Separate  Account B was  consolidated  into the unit investment trust formerly named  American  Skandia Life Assurance  Corporation  Variable  Account B (Class 1  Sub-accounts),  which was  subsequently renamed  American  Skandia Life  Assurance  Corporation  Variable  Account B. Each  Sub-account  of Separate  Account B has multiple  Unit Prices to reflect the daily  charge  deducted  for each  combination  of the  applicable  Insurance  Charge,
Distribution  Charge (when  applicable)  and the charge for each optional  benefit offered under Annuity  contracts  funded through Separate Account B.  The consolidation of Separate Account B had no impact on Annuity Owners.

We reserve the right to make changes to the Sub-accounts  available under the Annuity as we determine  appropriate.  We may offer new  Sub-accounts,  eliminate  Sub-accounts,  or  combine  Sub-accounts  at our sole  discretion.  We may also  close
Sub-accounts to additional  Purchase Payments on existing Annuity contracts or close  Sub-accounts for Annuities  purchased on or after specified  dates. We may also  substitute an underlying  mutual fund or portfolio of an underlying  mutual fund for another  underlying  mutual fund or portfolio of an  underlying  mutual fund,  subject to our receipt of any  exemptive relief that we are required to obtain  under the  Investment  Company Act. We will notify  Owners of changes we make to the
Sub-accounts available under the Annuity.

Values and benefits based on allocations to the  Sub-accounts  will vary with the investment  performance of the underlying mutual funds or fund  portfolios,  as  applicable.  We do not guarantee the  investment  results of any  Sub-account.  Your
Account Value allocated to the  Sub-accounts  may increase or decrease.  You bear the entire  investment  risk. There is no assurance  that the Account  Value of your Annuity  will equal or be greater  than the total of the  Purchase  Payments you make to us.

Separate Account D
During the accumulation  period,  assets supporting our obligations based on Fixed Allocations are held in American Skandia
Life Assurance  Corporation  Separate  Account D, also referred to as "Separate  Account D". Such  obligations are based on the fixed interest rates we credit to Fixed  Allocations  and the terms of the Annuities.  These  obligations do not depend on the investment  performance of the assets in Separate  Account D. Separate  Account D was  established by us pursuant to
Connecticut law.

There are no units in Separate  Account D. The Fixed  Allocations are guaranteed by our general  account.  An Annuity Owner who allocates a portion of their Account Value to Separate  Account D does not  participate in the investment  gain or loss on assets  maintained  in  Separate  Account D. Such gain or loss  accrues  solely to us. We retain the risk that the value of the assets in Separate  Account D may drop below the reserves and other  liabilities we must maintain.  Should the value of the assets in  Separate  Account D drop below the  reserve  and other  liabilities  we must  maintain in relation to the annuities  supported by such assets,  we will transfer assets from our general account to Separate Account D to make up the difference.  We have the right to  transfer  to our  general  account  any assets of  Separate  Account D in excess of such reserves and other liabilities.  We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ  investment  managers to manage the assets  maintained in Separate Account D. Each manager we employ is responsible  for  investment  management  of a  different  portion  of  Separate  Account  D. From time to time  additional investment  managers  may be employed or  investment  managers  may cease being  employed.  We are under no  obligation  to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We are not obligated to invest  according to specific  guidelines or  strategies  except as may be required by  Connecticut and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying mutual fund is registered as an open-end  management  investment  company under the Investment Company Act.
Shares of the  underlying  mutual fund  portfolios  are sold to  separate  accounts of life  insurance  companies  offering variable  annuity and variable  life  insurance  products.  The shares may also be sold  directly to qualified  pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts  invest.  However,  under SEC rules, you have voting rights in relation to Account Value  maintained in the  Sub-accounts.  If an underlying  mutual fund portfolio  requests a vote of  shareholders,  we will vote our shares  based on  instructions  received  from  Owners  with
Account  Value  allocated  to that  Sub-account.  Owners  have the  right to vote an amount  equal to the  number of shares attributable to their  contracts.  If we do not receive voting  instructions  in relation to certain  shares,  we will vote those  shares in the same manner and  proportion  as the shares for which we have  received  instructions.  We will furnish those Owners who have Account  Value  allocated to a Sub-account  whose  underlying  mutual fund  portfolio has requested a
"proxy" vote with proxy  materials and the necessary  forms to provide us with their voting  instructions.  Generally,  you will be asked to provide  instructions  for us to vote on matters  such as changes in a  fundamental  investment  strategy, adoption of a new investment  advisory  agreement,  or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia Trust (the "Trust") has obtained an exemption from the Securities  and Exchange  Commission  that permits its co-investment  advisers,  American Skandia Investment Services,  Incorporated ("ASISI") and Prudential Investments LLC,
subject to approval by the Board of Trustees of the Trust,  to change  sub-advisors  for a Portfolio  and to enter into new sub-advisory  agreements,  without  obtaining  shareholder  approval of the changes.  This  exemption  (which is similar to exemptions  granted to other  investment  companies  that are  organized  in a similar  manner as the Trust) is intended to facilitate the efficient  supervision  and management of the  sub-advisors  by ASISI,  Prudential  Investments  LLC and the
Trustees.  The Trust is  required,  under the terms of the  exemption,  to  provide  certain  information  to  shareholders following these types of changes.  We may add new  Sub-accounts  that invest in a series of underlying funds other than the
Trust  that is  managed by an  affiliate.  Such  series of funds may have a similar  order  from the SEC.  You also  should review the  prospectuses  for the other  underlying  funds in which  various  Sub-accounts  invest as to whether  they have obtained similar orders from the SEC.

Material Conflicts
It is possible that  differences  may occur between  companies that offer shares of an underlying  mutual fund portfolio to their respective  separate  accounts issuing variable  annuities and/or variable life insurance  products.  Differences may also occur  surrounding  the offering of an  underlying  mutual fund  portfolio  to variable  life  insurance  policies and variable annuity contracts that we offer.  Under certain  circumstances,  these  differences could be considered  "material conflicts," in which case we would take necessary  action to protect persons with voting rights under our variable  annuity contracts  and variable  life  insurance  policies  against  persons with voting  rights under other  insurance  companies'
variable  insurance  products.  If a "material  conflict"  were to arise between owners of variable  annuity  contracts and variable life insurance  policies issued by us we would take necessary action to treat such persons  equitably in resolving the conflict.  "Material  conflicts" could arise due to differences in voting instructions  between owners of variable life insurance and variable annuity contracts of the same or different  companies.  We monitor any potential  conflicts that may exist.

Service Fees Payable to American Skandia
American  Skandia or our affiliates have entered into agreements with the investment  adviser or distributor of many of the underlying  Portfolios.  Under  the  terms of these  agreements,  American  Skandia  provides  administrative  and  support services to the  Portfolios for which it receives a fee of up to 0.50%  (currently) of the average assets  allocated to the
Portfolios  under the  Annuity  from the  investment  adviser,  distributor  and/or  the  fund.  Any fees  payable  will be consistent with the services  rendered or the expected cost savings  resulting from the  arrangement.  These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American Skandia Marketing,  Incorporated ("ASM"), a wholly-owned  subsidiary of American Skandia, Inc., is the distributor and principal  underwriter of the securities  offered through this  prospectus.  ASM acts as the distributor of a number of annuity and life insurance  products we offer and  co-distributor  of American  Skandia Trust and American  Skandia Advisor
Funds,  Inc., a family of retail mutual funds.  ASM also acts as an introducing  broker-dealer  through which it receives a portion of brokerage  commissions  in connection  with  purchases  and sales of  securities  held by portfolios of American
Skandia Trust which are offered as underlying investment options under the Annuity.

ASM's principal  business address is One Corporate Drive,  Shelton,  Connecticut  06484. ASM is registered as broker-dealer under the  Securities  Exchange Act of 1934  ("Exchange  Act") and is a member of the National  Association  of  Securities
Dealers, Inc. ("NASD").

The  Annuity is offered on a  continuous  basis.  ASM enters  into  distribution  agreements  with  broker-dealers  who are registered  under  the  Exchange  Act and with  entities  that may offer  the  Annuity  but are  exempt  from  registration
("firms").   Applications   for  the  Annuity  are  solicited  by   registered   representatives   of  those  firms.   Such
representatives  will also be our appointed  insurance  agents under state  insurance  law. In addition,  ASM may offer the
Annuity directly to potential purchasers.

Commissions  are paid to firms on sales of the Annuity  according to one or more schedules.  The individual  representative will  receive a portion of the  compensation,  depending  on the  practice of his or her firm.  Commissions  are  generally based on a  percentage  of  Purchase  Payments  made,  up to a maximum  of 5.5%.  Alternative  compensation  schedules  are available that provide a lower initial  commission  plus ongoing annual  compensation  based on all or a portion of Account
Value. We may also provide  compensation to the distributing  firm for providing  ongoing service to you in relation to the
Annuity.  Commissions  and other  compensation  paid in relation to the Annuity do not result in any  additional  charge to you or to the Separate Account.

In addition,  in an effort to promote the sale of our products (which may include the placement of American  Skandia and/or
the  Annuity  on  a  preferred  or   recommended   company  or  product  list  and/or  access  to  the  firm's   registered
representatives),  we or ASM may enter into compensation  arrangements with certain broker-dealer firms or branches of such firms with respect to certain or all registered  representatives  of such firms under which such firms may receive separate compensation or reimbursement for, among other things,  training of sales personnel and/or marketing and/or  administrative and/or other  services they provide to us or our  affiliates.  To the extent  permitted by NASD rules and other  applicable laws and  regulations,  ASM may pay or allow  other  promotional  incentives  or  payments  in the form of cash or non-cash compensation.  These  arrangements  may not be offered to all firms and the terms of such  arrangements  may differ between firms.  You  should  note that firms and  individual  registered  representatives  and branch  managers  within  some firms participating in one of these  compensation  arrangements  might receive greater  compensation for selling the Annuity than for  selling a  different  annuity  that is not  eligible  for  these  compensation  arrangements.  While  compensation  is generally  taken  into  account as an expense  in  considering  the  charges  applicable  to an annuity  product,  any such compensation  will be paid by us or ASM and will not result in any additional  charge to you. Overall  compensation paid to the  distributing  firm does not exceed,  based on actuarial  assumptions,  8.5% of the total Purchase  Payments made. Your registered  representative  can provide you with more information  about the compensation  arrangements that apply upon the sale of the Annuity.

Advertising:  We may advertise certain information  regarding the performance of the investment  options.  This information may help you review the  performance of the investment  options and provide a basis for  comparison  with other  annuities.
This  information  may be less useful when  comparing  the  performance  of the  investment  options with other  savings or investment  vehicles.  Such other  investments  may not provide some of the benefits of  annuities,  or may not be designed for long-term  investment  purposes.  Additionally other savings or investment  vehicles may not receive the beneficial tax treatment given to annuities under the Code.

We may advertise the performance of the Portfolios in the form of "Standard" and  "Non-standard"  Total Returns  calculated for each  Sub-account.  "Standard Total Return" figures assume a hypothetical  initial  investment of $1,000 allocated to a
Sub-account  during the most recent,  one,  five and ten year periods (or since the  inception  date that the Portfolio has been offered as a Sub-account,  if less).  "Standard Total Return" figures assume that the applicable  Insurance Charge and the Annual  Maintenance Fee are deducted and that the Annuity is surrendered at the end of the applicable  period,  meaning that any Contingent  Deferred Sales Charge that would apply upon  surrender is also deducted.  "Non-standard  Total Return"
figures include any  performance  figures that do not meet the SEC's rules for Standard Total Returns.  Non-standard  Total
Returns are  calculated  in the same manner as  standardized  returns  except that the figures may not reflect all fees and charges.  In  particular,  they may  assume  no  surrender  at the end of the  applicable  period so that the CDSC does not apply.  "Non-standard  Total  Returns"  may also assume that the Annual  Maintenance  Fee does not apply due to the average
Account Value being greater than $100,000,  where the charge is waived.  Standard and  Non-standard  Total Returns will not reflect the additional  asset-based  charges that are deducted when you elect any optional  benefits.  The additional  cost associated  with any  optional  benefits  you elected  will reduce your  performance.  Non-Standard  Total  Returns must be accompanied by Standard Total Returns.

Some  of the  underlying  Portfolios  existed  prior  to  the  inception  of  these  Sub-accounts.  Performance  quoted  in advertising  regarding such  Sub-accounts  may indicate  periods during which the  Sub-accounts  have been in existence but prior to the initial offering of the Annuities,  or periods during which the underlying  Portfolios have been in existence, but the  Sub-accounts  have not.  Such  hypothetical  historical  performance  is  calculated  using  the same  assumptions employed in calculating  actual  performance since inception of the Sub-accounts.  Hypothetical  historical  performance of the underlying Portfolios prior to the existence of the Sub-accounts may only be presented as Non-Standard Total Returns.

We may advertise the performance of money  market-type  Sub-accounts  using a measure of the "current and effective yield".
The current yield of a money market-type  Sub-account is calculated based upon the previous  seven-day period ending on the date of  calculation.  The effective  yield of a money  market-type  Sub-account  reflects the  reinvestment  of net income earned daily on the assets of such a Sub-account.  The current and effective  yields  reflect the Insurance  Charge and the charge for any optional  benefits (if applicable)  deducted  against the Sub-account.  In a low interest rate  environment, yields for money  market-type  Sub-accounts,  after  deduction  of the  Insurance  Charge,  and the charge for any optional benefits (if  applicable)  may be negative even though the yield (before  deducting for such charges) is positive.  Current and effective yield  information  will fluctuate.  This  information may not provide a basis for comparisons  with deposits in banks or other  institutions  which pay a fixed yield over a stated period of time, or with  investment  companies which do not serve as underlying mutual funds for variable annuities and/or do not have additional  asset-based  charges deducted for the insurance protection provided by the Annuity.

Performance  information on the Sub-accounts is based on past  performance only and is not an indication or  representation of  future  performance.  Performance  of the  Sub-accounts  is not  fixed.  Actual  performance  will  depend on the type, quality and, for some of the  Sub-accounts,  the  maturities  of the  investments  held by the  underlying  mutual funds or portfolios  and upon  prevailing  market  conditions and the response of the  underlying  mutual funds to such  conditions.
Actual  performance  will also  depend on changes in the  expenses  of the  underlying  mutual  funds or  portfolios.  Such changes  are  reflected,  in turn,  in the  Sub-accounts  which  invest in such  underlying  mutual fund or  portfolio.  In addition, the total amount of asset-based charges assessed against each Sub-account will affect performance.

The  information  we may  advertise  regarding the Fixed  Allocations  may include the then current  interest  rates we are
crediting  to  new  Fixed  Allocations.   Information  on  current  rates  will  be  as  of  the  date  specified  in  such advertisement.  Rates will be  included in  advertisements  to the extent  permitted  by law.  Given that the actual  rates applicable to any Fixed  Allocation are as of the date of any such Fixed  Allocation's  Guarantee  Period begins,  the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute may also compare the  performance of our  Sub-accounts  with:  (a) certain  unmanaged  market indices,  including  but not limited to the Dow Jones  Industrial  Average,  the Standard & Poor's 500, the NASDAQ 100, the
Shearson Lehman Bond Index, the Frank Russell non-U.S.  Universal Mean, the Morgan Stanley Capital  International  Index of
Europe,  Asia and Far East Funds,  and the Morgan Stanley Capital  International  World Index;  and/or (b) other management investment  companies with investment  objectives similar to the mutual fund or portfolio underlying the Sub-accounts being compared.  This may include the  performance  ranking  assigned by various  publications,  including but not limited to the
Wall Street Journal,  Forbes,  Fortune, Money, Barron's,  Business Week, USA Today and statistical services,  including but not limited to Lipper Analytical  Services Mutual Funds Survey,  Lipper Annuity and Closed End Survey, the Variable Annuity
Research Data Survey, SEI, the Morningstar Mutual Fund Sourcebook and the Morningstar Variable Annuity/Life Sourcebook.

American  Skandia Life Assurance  Corporation  may advertise its rankings and/or ratings by independent  financial  ratings services.  Such rankings may help you in evaluating our ability to meet our  obligations in relation to Fixed  Allocations, pay minimum  death  benefits,  pay annuity  payments or administer  Annuities.  Such rankings and ratings do not reflect or relate to the performance of Separate Account B.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
American  Skandia  publishes  annual and quarterly  reports that are filed with the SEC.  These reports  contain  financial information about American Skandia that is annually audited by independent  accountants.  American  Skandia's annual report for the year ended December 31, 2003,  together with subsequent  periodic reports that American Skandia files with the SEC, are  incorporated  by  reference  into  this  prospectus.  You  can  obtain  copies,  at no  cost,  of any  and all of this information,  including the American  Skandia  annual report that is not  ordinarily  mailed to contract  owners,  the more current  reports  and any  subsequently  filed  documents  at no cost by  contacting  us at  American  Skandia  -  Variable
Annuities;  P.O.  Box  7040;  Bridgeport,  CT  06601-7040  (Telephone:  203-926-1888).  The SEC file  number  for  American
Skandia  is  33-44202.  You may read and copy  any  filings  made by  American  Skandia  with the SEC at the  SEC's  Public
Reference  Room at 450 Fifth  Street,  Washington,  D.C.  20549-0102.  You can obtain  information  on the operation of the
Public  Reference  Room by calling (202)  942-8090.  The SEC maintains an Internet  site that contains  reports,  proxy and
information   statements,   and  other   information   regarding  issuers  that  file   electronically   with  the  SEC  at
http://www.sec.gov.
------------------

FINANCIAL STATEMENTS
The financial  statements  of the separate  account and American  Skandia Life  Assurance  Corporation  are included in the
Statement of Additional Information.

HOW TO CONTACT US
You can contact us by:
|X|      calling Skandia's Telephone Automated Response System at 1-800-766-4530.
|X|      writing to us via regular mail at American Skandia - Variable Annuities,  P.O. Box 7040,  Bridgeport,  Connecticut
       06601-7040 OR for express mail American  Skandia - Variable  Annuities,  One Corporate Drive,  Shelton,  Connecticut
       06484.  NOTE:  Failure to send mail to the proper  address  may result in a delay in our  receiving  and  processing your request.
|X|      sending an email to customerservice@skandia.com or visiting our Internet Website at www.americanskandia.com.
|X|      accessing information about your Annuity through our Internet Website at www.americanskandia.com.

You can obtain account  information  by calling our automated  response  system and at  www.americanskandia.prudential.com, our Internet  Website.  Our Customer Service  representatives  are also available during business hours to provide you with information  about your account.  You can request certain  transactions  through our telephone voice response  system,  our
Internet  Website  or  through  a  customer  service  representative.  You can  provide  authorization  for a third  party, including your  attorney-in-fact  acting  pursuant to a power of attorney,  to access your account  information and perform certain  transactions  on  your  account.  You  will  need  to  complete  a form  provided  by us  which  identifies  those transactions  that you wish to authorize  via  telephonic  and  electronic  means and whether you wish to authorize a third party to perform  any such  transactions.  Please  note that unless you tell us  otherwise,  we deem that all  transactions that are directed by your  investment  professional  with respect to your Annuity have been  authorized  by you. We require that you or your  representative  provide  proper  identification  before  performing  transactions  over the  telephone or through our Internet  Website.  This may include a Personal  Identification  Number (PIN) that will be provided to you upon issue  of your  Annuity  or you may  establish  or  change  your  PIN by  calling  our  automated  response  system  and at
www.americanskandia.prudential.com,  our  Internet  Website.  Any third  party  that you  authorize  to  perform  financial transactions on your account will be assigned a PIN for your account.

Transactions  requested  via telephone are recorded.  To the extent  permitted by law, we will not be  responsible  for any claims,  loss,  liability or expense in connection with a transaction  requested by telephone or other  electronic means if we acted on such transaction  instructions  after following  reasonable  procedures to identify those persons authorized to perform  transactions  on your Annuity  using  verification  methods  which may include a request for your Social  Security number,  PIN or other form of  electronic  identification.  We may be liable for losses due to  unauthorized  or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular and/or express mail will be the only means by which we will accept transaction  instructions when telephonic,  facsimile,  Internet or any other electronic means are  unavailable  or  delayed.  American  Skandia  reserves  the right to limit,  restrict or  terminate  telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION
Insofar  as  indemnification  for  liabilities  arising  under the  Securities  Act of 1933 (the  "Securities  Act") may be
permitted  to  directors,  officers or persons  controlling  the  registrant  pursuant  to the  foregoing  provisions,  the registrant has been informed that in the opinion of the SEC such  indemnification  is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this Prospectus,  American Skandia and its affiliates are not involved in any legal  proceedings  outside of the ordinary  course of business.  American  Skandia and its  affiliates  are involved in pending and  threatened  legal proceedings  in the  normal  course of its  business,  however,  we do not  anticipate  that the  outcome of any such legal proceedings  will have a material  adverse  affect on the  Separate  Account,  or  American  Skandia's  ability to meet its obligations under the Annuity, or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

                           APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate  Account B consists of multiple  Sub-accounts.  Each  Sub-account  invests only in a single  mutual fund or mutual fund  portfolio.  All or some of these  Sub-accounts  are available as investment  options for other variable  annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units:  The  following  table shows:  (a) the Unit Price,  as of the dates  shown,  for Units in each of the Sub-accounts of Separate  Account B that are being offered  pursuant to this Prospectus;  and (b) the number of
Units outstanding for each such Sub-account as of the dates shown.  Since November 18, 2002, we have been  determining,  on a daily basis,  multiple Unit Prices for each  Sub-account of Separate  Account B. We compute  multiple Unit Prices because several of our  variable  annuities  invest in the same  Sub-accounts,  and these  annuities  deduct  varying  charges that correspond to each combination of the applicable  Insurance Charge,  Distribution  Charge (when applicable) and the charges for each optional  benefit.  Where an asset-based  charge  corresponding to a particular  Sub-account  within a new annuity product is identical to that in the same Sub-account  within an existing  annuity,  the Unit Price for the new annuity will be identical to that of the existing  annuity.  In such cases,  we will for  reference  purposes  depict,  in the condensed financial  information for the new annuity,  Unit Prices of the existing  annuity.  The year in which operations  commenced in each such  Sub-account is noted in parentheses.  To the extent a Sub-account  commenced  operations  during a particular calendar year, the Unit Price as of the end of the period  reflects only the partial year results from the  commencement of operations  until  December  31st  of the  applicable  year.  When a Unit  Price  was  first  calculated  for a  particular
Sub-account,  we set  the  price  of that  Unit  at  $10.00  per  Unit.  Thereafter,  Unit  Prices  vary  based  on  market performance.  Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2004.

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Strong International Equity 1 (1989)
     With No Optional Benefits
     Unit Price                                          $11.00           8.56
     Number of Units                                  2,415,394      2,569,506
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.75           9.95
     Number of Units                                    936,678         90,759
     With GMWB
     Unit Value                                          $12.74              -
     Number of Units                                     17,098              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.72           9.95
     Number of Units                                    141,470          6,047
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.87              -
     Number of Units                                    400,112              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.68              -
     Number of Units                                     13,590              -
     With HAV, EBP and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST William Blair International Growth 2(1997)
     With No Optional Benefits
     Unit Price                                          $13.39           9.72
     Number of Units                                  5,547,558        835,523
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35           9.72
     Number of Units                                  6,498,151         78,368
     With GMWB
     Unit Value                                          $13.34              -
     Number of Units                                    103,740              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.32           9.71
     Number of Units                                  1,009,679          5,178
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.86              -
     Number of Units                                     29,434              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.28              -
     Number of Units                                     32,626              -
     With HAV, EBP and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST American Century International Growth 3
(1997)
     With No Optional Benefits
     Unit Price                                          $10.48           8.52
     Number of Units                                  2,537,977      2,252,674
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.88           9.69
     Number of Units                                    912,335        116,123
     With GMWB
     Unit Value                                          $11.87              -
     Number of Units                                        810              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.85           9.69
     Number of Units                                    108,175          1,896
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.68              -
     Number of Units                                    312,768              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.82              -
     Number of Units                                      1,100              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST DeAM International Equity 4 (1994)
     With No Optional Benefits
     Unit Price                                          $10.79           8.19
     Number of Units                                  1,201,268        269,995
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.86           9.79
     Number of Units                                    368,945         22,770
     With GMWB
     Unit Value                                          $12.85              -
     Number of Units                                      5,504              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.82              -
     Number of Units                                     24,374              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.65              -
     Number of Units                                     72,406              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.79              -
     Number of Units                                      1,767              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Global Equity (1999)
     With No Optional Benefits
     Unit Price                                          $11.30           9.04
     Number of Units                                  1,393,001        969,509
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.31           9.87
     Number of Units                                    916,888         32,306
     With GMWB
     Unit Value                                          $12.29              -
     Number of Units                                      4,306              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.27              -
     Number of Units                                     62,490              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.06              -
     Number of Units                                    308,725              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.24              -
     Number of Units                                      6,069              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST PBHG Small-Cap Growth 5 (1994)
     With No Optional Benefits
     Unit Price                                           $9.89           6.92
     Number of Units                                  3,292,593      1,970,250
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.50           9.48
     Number of Units                                  1,059,046         47,261
     With GMWB
     Unit Value                                          $13.49              -
     Number of Units                                      9,676              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.46           9.47
     Number of Units                                    138,936          6,595
     With any one of EBP or HAV and GMWB
     Unit Value                                          $16.82              -
     Number of Units                                     64,850              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.43              -
     Number of Units                                      4,691              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST DeAM Small-Cap Growth 6 (1999)
     With No Optional Benefits
     Unit Price                                          $11.13           7.67
     Number of Units                                  1,682,193        639,695
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.06           9.71
     Number of Units                                    480,221         12,122
     With GMWB
     Unit Value                                          $14.05              -
     Number of Units                                      1,850              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.02           9.71
     Number of Units                                     89,708          1,728
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.61              -
     Number of Units                                    131,605              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.98              -
     Number of Units                                      3,753              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Federated Aggressive Growth (2000)
     With No Optional Benefits
     Unit Price                                          $12.74           7.64
     Number of Units                                  3,085,373      1,255,415
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.40           9.86
     Number of Units                                  2,615,505         63,097
     With GMWB
     Unit Value                                          $16.38              -
     Number of Units                                     37,078              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $16.35           9.86
     Number of Units                                    362,906          4,107
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.06              -
     Number of Units                                     79,226              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.30              -
     Number of Units                                     20,181              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Goldman Sachs Small-Cap Value 7 (1997)
     With No Optional Benefits
     Unit Price                                          $12.85           9.26
     Number of Units                                  1,504,296      1,492,775
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.97          10.09
     Number of Units                                    102,500            624
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $16.67              -
     Number of Units                                     73,852              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Gabelli Small-Cap Value 8 (1997)
     With No Optional Benefits
     Unit Price                                          $12.42           9.30
     Number of Units                                 10,183,346      6,141,523
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.43          10.08
     Number of Units                                  5,824,200        209,790
     With GMWB
     Unit Value                                          $13.41              -
     Number of Units                                    100,155              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.39          10.08
     Number of Units                                    767,455         17,411
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.95              -
     Number of Units                                    275,971              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.35              -
     Number of Units                                     34,978              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.81           7.66
     Number of Units                                  1,134,865        423,387
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.19          10.08
     Number of Units                                    434,509         11,686
     With GMWB
     Unit Value                                          $14.17              -
     Number of Units                                     10,756              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.15          10.08
     Number of Units                                     70,597          5,211
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.70              -
     Number of Units                                     22,847              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $14.11              -
     Number of Units                                        879              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Goldman Sachs Mid-Cap Growth 9 (2000)
     With No Optional Benefits
     Unit Price                                          $10.31           7.97
     Number of Units                                  3,027,057      1,273,118
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.75           9.87
     Number of Units                                  2,379,820         66,279
     With GMWB
     Unit Value                                          $12.73              -
     Number of Units                                     37,400              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.71           9.87
     Number of Units                                    365,115          2,488
     With any one of EBP or HAV and GMWB
     Unit Value                                           $3.73              -
     Number of Units                                    175,708              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.68              -
     Number of Units                                     12,201              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Neuberger Berman Mid-Cap Growth 10 (1994)
     With No Optional Benefits
     Unit Price                                           $9.51           7.41
     Number of Units                                  3,415,318      2,175,250
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.18           9.51
     Number of Units                                  1,089,649         44,760
     With GMWB
     Unit Value                                          $12.17              -
     Number of Units                                     16,702              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.15           9.51
     Number of Units                                     96,879          1,311
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.01  -
     Number of Units                                    294,816  -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.11              -
     Number of Units                                      5,407              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Neuberger Berman Mid-Cap Value 11 (1993)
     With No Optional Benefits
     Unit Price                                          $12.01           8.96
     Number of Units                                  8,530,129      5,118,558
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.34           9.98
     Number of Units                                  4,786,623        163,415
     With GMWB
     Unit Value                                          $13.33              -
     Number of Units                                     87,253              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.31           9.97
     Number of Units                                    610,598         10,745
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.32              -
     Number of Units                                    370,965              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.27              -
     Number of Units                                     21,843              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alger All-Cap Growth (2000)
     With No Optional Benefits
     Unit Price                                           $9.07           6.80
     Number of Units                                  2,002,166        658,419
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.45           9.36
     Number of Units                                    636,548          6,409
     With GMWB
     Unit Value                                          $12.43              -
     Number of Units                                     10,356              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.41           9.36
     Number of Units                                    106,376          3,466
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.84              -
     Number of Units                                     87,326              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.38              -
     Number of Units                                      4,810              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Gabelli All-Cap Value (2000)
     With No Optional Benefits
     Unit Price                                          $10.91           8.17
     Number of Units                                  2,513,413      1,200,225
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.38          10.04
     Number of Units                                    727,500         28,449
     With GMWB
     Unit Value                                          $13.37              -
     Number of Units                                     12,627              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.35          10.04
     Number of Units                                    127,279             88
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.89              -
     Number of Units                                    166,080              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.31              -
     Number of Units                                      1,455              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Natural Resources (1995)
     With No Optional Benefits
     Unit Price                                          $12.59           9.59
     Number of Units                                  2,011,627        724,670
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.67          10.44
     Number of Units                                    433,891          7,378
     With GMWB
     Unit Value                                          $13.66              -
     Number of Units                                     24,634              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.63          10.44
     Number of Units                                     77,245          5,472
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.23              -
     Number of Units                                      6,747              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.60
     Number of Units                                      1,035
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance Growth 12 (1996)
     With No Optional Benefits
     Unit Price                                           $9.08           7.46
     Number of Units                                  2,098,873      1,869,353
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.34           9.34
     Number of Units                                    717,430         31,105
     With GMWB
     Unit Value                                          $11.32              -
     Number of Units                                      2,206              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.30           9.34
     Number of Units                                    114,477          3,975
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.72              -
     Number of Units                                    267,109              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.27              -
     Number of Units                                      8,067              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Growth (1999)
     With No Optional Benefits
     Unit Price                                           $9.16           7.58
     Number of Units                                  4,784,269      2,930,432
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.41           9.47
     Number of Units                                  2,222,614        134,574
     With GMWB
     Unit Value                                          $11.40              -
     Number of Units                                     18,900              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.38           9.46
     Number of Units                                    207,063          2,437
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.21              -
     Number of Units                                    262,995              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.35              -
     Number of Units                                     10,550              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Marsico Capital Growth (1997)
     With No Optional Benefits
     Unit Price                                          $10.78           8.32
     Number of Units                                 20,138,164     10,144,317
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.30           9.51
     Number of Units                                 14,975,841        457,013
     With GMWB
     Unit Value                                          $12.28              -
     Number of Units                                    215,988              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.26           9.51
     Number of Units                                  2,031,583         30,465
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.16              -
     Number of Units                                    925,591              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.23              -
     Number of Units                                     70,776              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Goldman Sachs Concentrated Growth 13 (1992)
     With No Optional Benefits
     Unit Price                                           $9.45           7.67
     Number of Units                                  2,053,023      1,349,939
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.63           9.46
     Number of Units                                    715,845         41,632
     With GMWB
     Unit Value                                          $11.61              -
     Number of Units                                     17,452              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.59              -
     Number of Units                                     49,620              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $4.40              -
     Number of Units                                    395,905              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.56              -
     Number of Units                                        242              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAm Large-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                           $9.95           7.65
     Number of Units                                    716,993        207,816
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.51           9.64
     Number of Units                                    516,012          9,837
     With GMWB
     Unit Value                                          $12.49              -
     Number of Units                                      3,246              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.47           9.64
     Number of Units                                    112,368          3,697
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.85              -
     Number of Units                                     56,053              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.44              -
     Number of Units                                      5,662              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAm Large-Cap Value 14 (2000)
     With No Optional Benefits
     Unit Price                                          $10.78           8.66
     Number of Units                                  1,072,256        664,649
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.39           9.98
     Number of Units                                    583,969         18,250
     With GMWB
     Unit Value                                          $12.38              -
     Number of Units                                      9,674              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.36           9.97
     Number of Units                                     58,333          4,906
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.28              -
     Number of Units                                    137,247              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.32              -
     Number of Units                                      4,412              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance/Bernstein Growth + Value (2001)
     With No Optional Benefits
     Unit Price                                           $9.91           7.99
     Number of Units                                  1,387,072        965,912
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.11           9.79
     Number of Units                                    667,395         11,345
     With GMWB
     Unit Value                                          $12.09              -
     Number of Units                                      5,118              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.07           9.79
     Number of Units                                    115,455            704
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.65              -
     Number of Units                                    154,955              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.04              -
     Number of Units                                      1,041              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Sanford Bernstein Core Value (2001)
     With No Optional Benefits
     Unit Price                                          $11.06           8.76
     Number of Units                                  3,621,862      6,005,922
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.69          10.08
     Number of Units                                  2,277,726        386,259
     With GMWB
     Unit Value                                          $12.67              -
     Number of Units                                     11,518              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.65          10.08
     Number of Units                                    328,567         30,510
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.62              -
     Number of Units                                    216,416              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.62              -
     Number of Units                                     10,893              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Cohen & Steers Realty (1998)
     With No Optional Benefits
     Unit Price                                          $13.63          10.08
     Number of Units                                  3,097,315      1,563,489
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.92          10.33
     Number of Units                                  1,376,696         41,098
     With GMWB
     Unit Value                                          $13.91              -
     Number of Units                                     13,615              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.88          10.32
     Number of Units                                    270,852          6,429
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.47              -
     Number of Units                                      8,884              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.84
     Number of Units                                      8,189
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Sanford Bernstein Managed Index 500 15 (1998)
     With No Optional Benefits
     Unit Price                                          $10.23           8.17
     Number of Units                                  5,442,511      3,662,406

     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.25           9.81
     Number of Units                                  2,209,334         79,915
     With GMWB
     Unit Value                                          $12.24              -
     Number of Units                                     16,957              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.22           9.81
     Number of Units                                    203,573            383
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.98              -
     Number of Units                                    293,662              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.18              -
     Number of Units                                      4,899              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST American Century Income & Growth 16 (1997)
     With No Optional Benefits
     Unit Price                                          $10.45           8.25
     Number of Units                                  2,115,438      1,751,136
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.50           9.89
     Number of Units                                    846,118         36,829
     With GMWB
     Unit Value                                          $12.48              -
     Number of Units                                      2,386              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.46           9.89
     Number of Units                                    124,008          8,874
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.22              -
     Number of Units                                    195,232              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.43              -
     Number of Units                                      4,612              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance Growth and Income 17 (1992)
     With No Optional Benefits
     Unit Price                                          $10.50           8.06
     Number of Units                                 21,264,670      6,667,373
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.77           9.83
     Number of Units                                 13,386,166        165,588
     With GMWB
     Unit Value                                          $12.76              -
     Number of Units                                    187,011              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.74           9.83
     Number of Units                                  2,029,598          6,100
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.88              -
     Number of Units                                    976,756              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.70              -
     Number of Units                                     69,435              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Growth with Income (1999)
     With No Optional Benefits
     Unit Price                                           $9.69           8.09
     Number of Units                                  1,421,128      1,053,007
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.60           9.71
     Number of Units                                    556,083         17,242
     With GMWB
     Unit Value                                          $11.58              -
     Number of Units                                     11,154              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.56           9.71
     Number of Units                                     88,557            538
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.55              -
     Number of Units                                    105,608              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.53              -
     Number of Units                                        552              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST INVESCO Capital Income 18 (1994)
     With No Optional Benefits
     Unit Price                                           $9.83           8.34
     Number of Units                                  2,647,064      2,110,071
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.65           9.90
     Number of Units                                    651,074         30,714
     With GMWB
     Unit Value                                          $11.63              -
     Number of Units                                     21,961              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.61           9.90
     Number of Units                                     90,092          5,934
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.66              -
     Number of Units                                    347,275              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.58              -
     Number of Units                                        332              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Global Allocation 19 (1993)
     With No Optional Benefits
     Unit Price                                          $10.24           8.71
     Number of Units                                    898,161        847,517
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.65           9.94
     Number of Units                                    155,865          3,088
     With GMWB
     Unit Value                                          $11.64              -
     Number of Units                                        483              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.62           9.93
     Number of Units                                     34,914             94
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.40              -
     Number of Units                                    303,295              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.58              -
     Number of Units                                      1,169              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST American Century Strategic Balanced (1997)
     With No Optional Benefits
     Unit Price                                          $10.69          $9.14
     Number of Units                                  2,045,205      1,126,058
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.62          $9.97
     Number of Units                                    930,516         15,835
     With GMWB
     Unit Value                                          $11.61              -
     Number of Units                                     18,977              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.59          $9.97
     Number of Units                                     58,741          2,760
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.46              -
     Number of Units                                    196,909              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.56              -
     Number of Units                                     11,783              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Asset Allocation (1994)
     With No Optional Benefits
     Unit Price                                          $11.09           9.09
     Number of Units                                  2,243,566        921,329
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.12           9.96
     Number of Units                                    955,716         21,928
     With GMWB
     Unit Value                                          $12.11              -
     Number of Units                                     27,414              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.09           9.96
     Number of Units                                    160,339            150
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.48              -
     Number of Units                                      2,741              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.05
     Number of Units                                     31,706
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Global Bond 20 (1994)
     With No Optional Benefits
     Unit Price                                          $12.59          11.34
     Number of Units                                  2,962,471      1,739,313
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.42          10.31
     Number of Units                                  1,827,606         36,822
     With GMWB
     Unit Value                                          $11.40              -
     Number of Units                                     24,361              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.38          10.31
     Number of Units                                    279,110          3,700
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.23              -
     Number of Units                                    148,319              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.35              -
     Number of Units                                     12,591              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Federated High Yield (1994)
     With No Optional Benefits
     Unit Price                                          $11.61           9.71
     Number of Units                                 12,201,163      5,592,940
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.24          10.26
     Number of Units                                  3,684,174         74,022
     With GMWB
     Unit Value                                          $12.23              -
     Number of Units                                     27,535              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.21          10.26
     Number of Units                                    379,114          6,524
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.60              -
     Number of Units                                    346,126              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.17              -
     Number of Units                                     28,237              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Lord Abbett Bond-Debenture (2000)
     With No Optional Benefits
     Unit Price                                          $11.61           9.94
     Number of Units                                  7,751,236      4,146,530
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.92          10.23
     Number of Units                                  4,628,945        162,571
     With GMWB
     Unit Value                                          $11.90              -
     Number of Units                                     42,593              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.88          10.23
     Number of Units                                    624,019          7,474
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.60              -
     Number of Units                                    423,485              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.85              -
     Number of Units                                     28,346              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Bond (2002)
     With No Optional Benefits
     Unit Price                                          $10.87          10.65
     Number of Units                                    535,054        561,446
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.34          10.16
     Number of Units                                    209,384         12,055
     With GMWB
     Unit Value                                          $10.33              -
     Number of Units                                      6,981              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.31          10.15
     Number of Units                                     26,513            595
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.76              -
     Number of Units                                     58,096              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.28              -
     Number of Units                                      2,367              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST PIMCO Total Return Bond (1994)
     With No Optional Benefits
     Unit Price                                          $10.95          10.57
     Number of Units                                 26,287,388     20,544,075
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.51          10.17
     Number of Units                                 16,012,778        604,147
     With GMWB
     Unit Value                                          $10.49              -
     Number of Units                                    378,676              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.48          10.17
     Number of Units                                  2,192,336         36,236
     With any one of EBP or HAV and GMWB
     Unit Value                                          $12.76              -
     Number of Units                                  1,558,557              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.45              -
     Number of Units                                    119,982              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST PIMCO Limited Maturity Bond (1995)
     With No Optional Benefits
     Unit Price                                          $10.51          10.34
     Number of Units                                 15,242,856     11,274,642
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.22          10.08
     Number of Units                                  5,152,783        215,314
     With GMWB
     Unit Value                                          $10.21              -
     Number of Units                                     36,640              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.19          10.08
     Number of Units                                    636,860         80,547
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.65              -
     Number of Units                                    329,629              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.16              -
     Number of Units                                     35,430              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Money Market (1992)
     With No Optional Benefits
     Unit Price                                           $9.86           9.96
     Number of Units                                 32,730,501     36,255,772
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.86           9.99
     Number of Units                                  7,176,983        999,737
     With GMWB
     Unit Value                                           $9.85              -
     Number of Units                                     81,304              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.83           9.99
     Number of Units                                  1,118,618         70,899
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.13              -
     Number of Units                                     35,505              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.80              -
     Number of Units                                    149,705              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Gartmore Variable Investment Trust - GVIT
Developing Markets 21 (1996)
     With No Optional Benefits
     Unit Price                                          $13.60           8.66
     Number of Units                                  1,763,660        283,466
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.56           9.93
     Number of Units                                    415,864         21,816
     With GMWB
     Unit Value                                          $15.54              -
     Number of Units                                     12,503              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.52           9.93
     Number of Units                                     44,993            442
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.88              -
     Number of Units                                        843              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.47              -
     Number of Units                                      1,871              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Equity Income (1999)
     With No Optional Benefits
     Unit Price                                          $10.23           8.25
     Number of Units                                    314,757        196,720
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.26           9.90
     Number of Units                                    251,071         10,707
     With GMWB
     Unit Value                                          $12.25              -
     Number of Units                                      5,900              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.23           9.90
     Number of Units                                     15,983             91
     With any one of EBP or HAV and GMWB
     Unit Value                                          $15.29              -
     Number of Units                                     15,958              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Dynamics (1999)
     With No Optional Benefits
     Unit Price                                           $9.61           7.09
     Number of Units                                    889,464        543,762
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.12           9.70
     Number of Units                                    634,308         32,635
     With GMWB
     Unit Value                                          $13.11              -
     Number of Units                                      4,848              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.08           9.70
     Number of Units                                     38,518            576
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.05              -
     Number of Units                                      3,083              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Technology (1999)
     With No Optional Benefits
     Unit Price                                           $7.87           5.50
     Number of Units                                    578,651        293,307
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35              -
     Number of Units                                      3,695              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Health Sciences (1999)
     With No Optional Benefits
     Unit Price                                          $10.05           8.00
     Number of Units                                    698,364        475,873
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.93           9.51
     Number of Units                                    381,478          5,444
     With GMWB
     Unit Value                                          $11.91              -
     Number of Units                                      2,077              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.89           9.51
     Number of Units                                     55,867            140
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.85              -
     Number of Units                                      1,330              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Financial Services (1999)
     With No Optional Benefits
     Unit Price                                          $11.17           8.76
     Number of Units                                    607,265        366,258
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.61           9.92
     Number of Units                                    200,360          1,897
     With GMWB
     Unit Value                                          $12.60              -
     Number of Units                                     20,268              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.58           9.92
     Number of Units                                     50,250            141
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.46              -
     Number of Units                                      1,378              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.54              -
     Number of Units                                        751              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Telecommunications (1999)
     With No Optional Benefits
     Unit Price                                           $7.63           5.78
     Number of Units                                    191,663         94,004
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.42           9.43
     Number of Units                                     68,278            770
     With GMWB
     Unit Value                                          $12.41              -
     Number of Units                                      1,742              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.39           9.42
     Number of Units                                      8,279            454
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - International Equity 22 (1999)
     With No Optional Benefits
     Unit Price                                          $11.65           8.15
     Number of Units                                    189,143        113,389
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.78           9.67
     Number of Units                                     76,749          3,669
     With GMWB
     Unit Value                                          $10.45              -
     Number of Units                                        827              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.74              -
     Number of Units                                      6,492              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.64              -
     Number of Units                                     81,555              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.71              -
     Number of Units                                      1,395              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - Special Equity (1999)
     With No Optional Benefits
     Unit Price                                          $11.12           7.44
     Number of Units                                    815,621        127,728
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.69           9.85
     Number of Units                                    293,794         12,520
     With GMWB
     Unit Value                                          $14.67              -
     Number of Units                                      3,620              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.65           9.85
     Number of Units                                     58,548            533
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.83              -
     Number of Units                                     23,503              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - Omega (2000)
     With No Optional Benefits
     Unit Price                                          $10.71           7.78
     Number of Units                                    404,789         39,943
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.21              -
     Number of Units                                     56,002              -
     With GMWB
     Unit Value                                          $13.19              -
     Number of Units                                        283              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.17              -
     Number of Units                                     25,003              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.97              -
     Number of Units                                     19,658              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.13              -
     Number of Units                                      1,855              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Europe 30 (1999)
     With No Optional Benefits
     Unit Price                                          $10.83           7.93
     Number of Units                                  2,116,400        292,396
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.20           9.70
     Number of Units                                    158,208          2,625
     With GMWB
     Unit Value                                          $13.18              -
     Number of Units                                     13,365              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.16              -
     Number of Units                                     40,636              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.09              -
     Number of Units                                      3,060              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Asia 30 (2002)
     With No Optional Benefits
     Unit Price                                          $12.57           7.75
     Number of Units                                    942,605        281,993
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.96           9.86
     Number of Units                                    131,276          6,995
     With GMWB
     Unit Value                                          $15.94              -
     Number of Units                                     10,432              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.91              -
     Number of Units                                     33,050              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.43              -
     Number of Units                                      1,873              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Japan (2002)
     With No Optional Benefits
     Unit Price                                           $9.03           7.24
     Number of Units                                    426,718         65,845
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.70          10.21
     Number of Units                                     76,553            351
     With GMWB
     Unit Value                                          $12.69              -
     Number of Units                                      1,883              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.67              -
     Number of Units                                     10,769              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Banks (2002)
     With No Optional Benefits
     Unit Price                                          $10.90           8.56
     Number of Units                                     93,067        101,136
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.86          10.13
     Number of Units                                     34,962          3,422
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.83              -
     Number of Units                                      6,833              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.79              -
     Number of Units                                      1,039              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Basic Materials (2002)
     With No Optional Benefits
     Unit Price                                          $10.95           8.46
     Number of Units                                  1,512,864         76,331
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35          10.34
     Number of Units                                    100,189             12
     With GMWB
     Unit Value                                          $13.33              -
     Number of Units                                      8,054              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.31              -
     Number of Units                                     15,986              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Biotechnology (2001)
     With No Optional Benefits
     Unit Price                                           $9.75           7.09
     Number of Units                                    208,971        130,082
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.53              -
     Number of Units                                        847              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Consumer Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.04           7.25
     Number of Units                                    136,269        128,022
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.66           9.37
     Number of Units                                     30,700          2,426
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.62              -
     Number of Units                                      5,655              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.59              -
     Number of Units                                      3,817              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Consumer Non-Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.64           8.28
     Number of Units                                     58,425        148,446
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.51           9.90
     Number of Units                                     12,720          2,303
     With GMWB
     Unit Value                                          $11.49              -
     Number of Units                                        954              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.67              -
     Number of Units                                      4,737              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Energy (2001)
     With No Optional Benefits
     Unit Price                                          $10.48           8.71
     Number of Units                                  1,225,844        299,833
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.14          10.12
     Number of Units                                    114,553          1,660
     With GMWB
     Unit Value                                          $12.12              -
     Number of Units                                      4,007              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.10              -
     Number of Units                                     25,623              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.07              -
     Number of Units                                      2,434              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Financial (2001)
     With No Optional Benefits
     Unit Price                                          $11.23           8.85
     Number of Units                                    398,159        221,377
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.45           9.84
     Number of Units                                    134,420          2,066
     With GMWB
     Unit Value                                          $12.44              -
     Number of Units                                      1,060              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.42              -
     Number of Units                                     27,402              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Healthcare (2001)
     With No Optional Benefits
     Unit Price                                           $9.17           7.94
     Number of Units                                    707,449        388,508
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.05           9.59
     Number of Units                                    244,228          6,831
     With GMWB
     Unit Value                                          $11.04              -
     Number of Units                                      1,969              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.02              -
     Number of Units                                     56,392              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.99              -
     Number of Units                                      2,123              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Industrial (2002)
     With No Optional Benefits
     Unit Price                                          $10.01           7.93
     Number of Units                                    318,339         12,642
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.85              -
     Number of Units                                     20,601              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.81              -
     Number of Units                                      4,507              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Internet (2002)
     With No Optional Benefits
     Unit Price                                          $15.00           8.57
     Number of Units                                    206,876        306,572
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.67              -
     Number of Units                                      1,210              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Pharmaceuticals (2002)
     With No Optional Benefits
     Unit Price                                           $8.89           8.56
     Number of Units                                    266,978        136,559
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.97           9.63
     Number of Units                                     77,105          2,545
     With GMWB
     Unit Value                                           $9.96              -
     Number of Units                                      2,871              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.94              -
     Number of Units                                      6,346              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.91              -
     Number of Units                                      1,646              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Precious Metals (2002)
     With No Optional Benefits
     Unit Price                                          $13.29           9.70
     Number of Units                                  1,329,806      1,175,651
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.44          11.30
     Number of Units                                    390,896         19,964
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.39              -
     Number of Units                                     44,664              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.35              -
     Number of Units                                      1,458              -
     With HAV, EBP and GMWB
     Unit Value                                          $11.55              -
     Number of Units                                     23,284              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Real Estate (2001)
     With No Optional Benefits
     Unit Price                                          $12.91           9.86
     Number of Units                                    462,906        441,318
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.33          10.20
     Number of Units                                    136,941         12,789
     With GMWB
     Unit Value                                          $13.31              -
     Number of Units                                      3,835              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.29              -
     Number of Units                                     32,970              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP -Semiconductor (2002)
     With No Optional Benefits
     Unit Price                                           $9.51           5.14
     Number of Units                                    423,958         93,241
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.93              -
     Number of Units                                      3,475              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Technology (2001)
     With No Optional Benefits
     Unit Price                                           $8.66           6.03
     Number of Units                                    497,972        254,131
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.30              -
     Number of Units                                      6,845              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Telecommunications (2001)
     With No Optional Benefits
     Unit Price                                           $7.21           7.15
     Number of Units                                    398,350        272,408
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.08          10.03
     Number of Units                                     47,283          3,642
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.05              -
     Number of Units                                     13,783              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Utilities (2001)
     With No Optional Benefits
     Unit Price                                           $9.34           7.83
     Number of Units                                    618,427        521,419
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.63          10.61
     Number of Units                                     93,690          8,871
     With GMWB
     Unit Value                                          $12.62              -
     Number of Units                                      8,137              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.60              -
     Number of Units                                     10,588              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Bull (2002)
     With No Optional Benefits
     Unit Price                                           $9.84           7.97
     Number of Units                                  3,563,562        954,792
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.01           9.75
     Number of Units                                    708,248         10,297
     With GMWB
     Unit Value                                          $12.00              -
     Number of Units                                      1,179              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.98           9.75
     Number of Units                                     58,349            400
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.58              -
     Number of Units                                        427              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.94              -
     Number of Units                                     10,714              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Bear (2001)
     With No Optional Benefits
     Unit Price                                           $8.44          11.38
     Number of Units                                  1,886,515      1,532,543
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $7.49          10.13
     Number of Units                                    716,467         28,618
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $7.47          10.13
     Number of Units                                     36,686          1,514
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.29              -
     Number of Units                                      7,927              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $7.45              -
     Number of Units                                     13,622              -
     With HAV, EBP and GMWB
     Unit Value                                           $9.29              -
     Number of Units                                      7,293              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraBull 23 (2001)
     With No Optional Benefits
     Unit Price                                          $10.20           6.78
     Number of Units                                  1,431,345        297,435
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.42           9.61
     Number of Units                                      1,432            245
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - OTC (2001)
     With No Optional Benefits
     Unit Price                                           $9.32           6.45
     Number of Units                                  4,445,234      1,346,852
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.47           9.36
     Number of Units                                    810,005         13,113
     With GMWB
     Unit Value                                          $13.46              -
     Number of Units                                      5,378              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.44              -
     Number of Units                                     34,480              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Short OTC (2002)
     With No Optional Benefits
     Unit Price                                           $6.78          11.00
     Number of Units                                  1,535,439        433,181
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $6.42          10.43
     Number of Units                                    196,526         15,308
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $6.40              -
     Number of Units                                     20,167              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.49              -
     Number of Units                                      7,708              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $6.38              -
     Number of Units                                     16,907              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraOTC (1999)
     With No Optional Benefits
     Unit Price                                           $7.03           3.53
     Number of Units                                  3,410,589      1,003,123
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $17.30           8.70
     Number of Units                                      5,905            233
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Mid-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.23           7.66
     Number of Units                                  1,455,513        438,387
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.40          10.06
     Number of Units                                    462,172          4,777
     With GMWB
     Unit Value                                          $13.39              -
     Number of Units                                      4,164              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.36          10.06
     Number of Units                                     99,189          4,799
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.77              -
     Number of Units                                      3,516              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -
     Number of Units                                        916              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Mid-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                           $9.69           7.70
     Number of Units                                  1,009,867        439,054
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.32           9.82
     Number of Units                                    295,528          1,587
     With GMWB
     Unit Value                                          $12.31              -
     Number of Units                                      2,028              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.28           9.81
     Number of Units                                     47,141          1,583
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.24              -
     Number of Units                                      3,933              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.25              -
     Number of Units                                      1,274              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraMid-Cap (2002)
     With No Optional Benefits
     Unit Price                                           $9.55           5.71
     Number of Units                                  1,112,311        477,953
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.46           9.86
     Number of Units                                    136,523          1,673
     With GMWB
     Unit Value                                          $16.44              -
     Number of Units                                      3,746              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $16.41              -
     Number of Units                                     88,028              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.37              -
     Number of Units                                        557              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                           $9.39           7.09
     Number of Units                                  5,144,632        994,778
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.41          10.15
     Number of Units                                  1,218,990         19,019
     With GMWB
     Unit Value                                          $13.39              -
     Number of Units                                     24,769              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.37              -
     Number of Units                                    207,523              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.67              -
     Number of Units                                      4,223              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -
     Number of Units                                     28,687              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Small-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                          $10.16           7.69
     Number of Units                                  3,868,951        772,260
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.05           9.91
     Number of Units                                  1,289,398         10,572
     With GMWB
     Unit Value                                          $13.04              -
     Number of Units                                     21,997              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.01              -
     Number of Units                                    210,595              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.44              -
     Number of Units                                      2,529              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.98              -
     Number of Units                                     30,164              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraSmall-Cap 24 (1999)
     With No Optional Benefits
     Unit Price                                          $12.04           6.14
     Number of Units                                  1,702,558        212,085
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $19.43              -
     Number of Units                                     13,082              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - U.S. Government Plus (2002)
     With No Optional Benefits
     Unit Price                                          $11.08          11.56
     Number of Units                                    731,470      2,486,854
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.75          10.19
     Number of Units                                    291,892         22,148
     With GMWB
     Unit Value                                           $9.73              -
     Number of Units                                     14,956              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.72          10.19
     Number of Units                                     32,854            609
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Rising Rates Opportunity (2002)
     With No Optional Benefits
     Unit Price                                           $7.56           8.02
     Number of Units                                  1,817,924        165,792
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.12           9.69
     Number of Units                                    445,486          9,028
     With GMWB
     Unit Value                                           $9.11              -
     Number of Units                                      4,991              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.09              -
     Number of Units                                     82,598              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.07              -
     Number of Units                                     10,876              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
First Trust(R)10 Uncommon Values (2000)
     With No Optional Benefits
     Unit Price                                           $9.16           6.80
     Number of Units                                     66,435         19,826
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.17              -
     Number of Units                                        467              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Prudential - SP Jennison International Growth
(2001)
     With No Optional Benefits
     Unit Price                                          $10.97           8.01
     Number of Units                                    516,764         89,806
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.09           9.59
     Number of Units                                    115,375          5,196
     With GMWB
     Unit Value                                          $13.07              -
     Number of Units                                      6,338              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.05              -
     Number of Units                                      5,912              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.54              -
     Number of Units                                     23,909              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

1.       Effective December 10, 2001, Strong Capital Management,  Inc. became Sub-advisor of the Portfolio.  Between May 3,
     1999 and December 10, 2001, A I M Capital  Management,  Inc.  served as Sub-advisor of the Portfolio,  then named "AST
     AIM  International  Equity." Between October 15, 1996 and May 3, 1999, Putnam  Investment  Management,  Inc. served as
     Sub-advisor  of the  Portfolio,  then named "AST Putnam  International  Equity."  Prior to October 15, 1996,  Seligman
     Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Equity Portfolio."
2.       Effective  November 11, 2002,  William Blair & Company,  L.L.C.  became  Sub-advisor  of the  Portfolio.  Prior to
     November 11, 2002, Janus Capital  Corporation  served as Sub-advisor of the Portfolio,  then named "AST Janus Overseas
     Growth."
3.       This Portfolio reflects the addition of the net assets of the AST American Century  International Growth Portfolio
     II ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II.
4.       Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor  of the Portfolio.  Prior to May 1,
     2002,  Founders Asset  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Founders  Passport."
     Prior to October 15, 1996,  Seligman  Henderson Co.  served as  Sub-advisor  of the  Portfolio,  then named  "Seligman
     Henderson International Small Cap Portfolio."
5.       Effective  September 17, 2001,  Pilgrim Baxter & Associates,  Ltd. became  Sub-advisor of the Portfolio.  Prior to
     September 17, 2001, Janus Capital Corporation served as Sub-advisor of the Portfolio,  then named "AST Janus Small-Cap
     Growth." Prior to December 31, 1998,  Founders  Asset  Management,  LLC served as  Sub-advisor of the Portfolio,  then named "Founders Capital Appreciation Portfolio."
6.       Effective  December 10, 2001,  Deutsche Asset  Management,  Inc.  became  Sub-advisor  of the Portfolio.  Prior to
     December 10, 2001, Zurich Scudder  Investments,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Scudder
     Small-Cap Growth Portfolio".  Prior to May 1, 2001, the Portfolio was named "AST Kemper Small-Cap Growth Portfolio."
7.       Effective May 1, 2001, Goldman Sachs Asset Management became  Sub-advisor of the Portfolio.  Prior to May 1, 2001,
     Lord, Abbett & Company Served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Small Cap Value."
8.       Effective  October 23, 2000,  GAMCO  Investors,  Inc.  became  Sub-advisor of the Portfolio.  Prior to October 23,
     2000, T. Rowe Price  Associates,  Inc.  served as Sub-advisor  of the  Portfolio,  then named "AST T. Rowe Price Small
     Company Value Portfolio."
9.       Effective  November 11, 2002,  Goldman  Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to
     November 11, 2002,  Janus Capital  Corporation  served as Sub-advisor of the Portfolio,  then named "AST Janus Mid-Cap
     Growth."
10.      Effective May 1, 1998,  Neuberger Berman  Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1,
     1998, Berger Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio."
11.      Effective May 1, 1998,  Neuberger Berman  Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1,
     1998,  Federated  Investment  Counseling served as Sub-advisor of the Portfolio,  then named "Federated Utility Income
     Portfolio."
12.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became Sub-advisor of the Portfolio.  Between December
     31, 1998 and May 1, 2000,  OppenheimerFunds,  Inc. served as Sub-advisor of the Portfolio, then named "AST Oppenheimer
     Large-Cap Growth Portfolio." Prior to December 31, 1998,  Robertson,  Stephens & Company Investment  Management,  L.P.
     served as Sub-advisor of the Portfolio, then named "Robertson Stephens Value + Growth Portfolio."
13.      Effective  November 11, 2002,  Goldman  Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to
     November 11, 2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST JanCap Growth."
14.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor  of the Portfolio.  Prior to May 1,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Strategic Value."
15.      Effective May 1, 2000,  Sanford C. Bernstein & Co., Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1,
     2000,  Bankers Trust Company served as  Sub-advisor of the Portfolio,  then named "AST Bankers Trust Managed Index 500
     Portfolio."
16.      Effective May 3, 1999, American Century Investment Management,  Inc. became Sub-advisor of the Portfolio.  Between
     October 15, 1996 and May 3, 1999,  Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam Value Growth & Income."
17.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became  Sub-advisor of the Portfolio.  Prior to May 1,
     2000,  Lord,  Abbett & Co.  served as  Sub-advisor  of the  Portfolio,  then named "AST Lord Abbett  Growth and Income
     Portfolio."
18.      Effective July 1, 2002, the AST INVESCO Equity Income portfolio changed its name to AST INVESCO Capital Income.
19.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor  of the Portfolio.  Prior to May 1,
     2002, A I M Capital  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM Balanced." Between
     October 15, 1996 and May 3, 1999,  Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam Balanced." Prior to October 15, 1996, Phoenix Investment Counsel,  Inc. served as Sub-advisor of the
     Portfolio, then named "AST Phoenix Balanced Asset Portfolio."
20.      Effective August 8, 2000, T. Rowe Price  International,  Inc. became  Sub-advisor of the Portfolio.  Effective May
     1, 2000,  the name of the Portfolio was changed to the "AST T. Rowe Price Global  Bond".  Effective May 1, 1996,  Rowe
     Price-Fleming  International,  Inc.  became  Sub-advisor of the Portfolio.  Prior to May 1, 1996,  Scudder,  Stevens &
     Clark, Inc. served as Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."
21.      Effective June 20, 2003,  pursuant to a shareholder  vote, the Emerging Markets  portfolio of Montgomery  Variable
     Series was reorganized into the Developing  Markets  portfolio of Gartmore  Variable  Investment Trust. The Montgomery
     Variable Series - Emerging Markets portfolio no longer exists.
22.      Effective December 5, 2003, pursuant to a shareholder  approval,  the Evergreen VA Global Leaders Portfolio merged into the Evergreen VA International Equity Portfolio.  The Evergreen VA Global Leaders Portfolio no longer exists.
23.      Effective May 1, 2003, the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.
24.      Prior to May 1, 2000,  ProFund VP  UltraSmall-Cap  was named  "ProFund VP Small Cap" and sought  daily  investment results that corresponded to the performance of the Russell 2000(R)Index.

B-3

                                    APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection Optional Death Benefit is calculated.  Each example assumes that a $50,000  initial  Purchase  Payment is made.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable  investment  options.  The formula for  determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

           Growth =               Account Value of variable             minus         Purchase Payments - proportional
                               investment options plus Interim
                                Value of Fixed Allocations (no
                                         MVA applies)                                           withdrawals

Example with market increase
Assume  that the Owner has made no  withdrawals  and that the Account  Value has been  increasing  due to  positive  market performance.  On the date we  receive  due proof of death,  the  Account  Value is  $75,000.  The basic  Death  Benefit  is calculated as Purchase Payments minus proportional  withdrawals,  or Account Value, which ever is greater.  Therefore,  the basic Death  Benefit is equal to $75,000.  The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $75,000 - [$50,000 - $0]
                  =        $25,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $25,000 * 0.40
                  =        $10,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $85,000

Examples with market decline
Assume that the Owner has made no  withdrawals  and that the Account  Value has been  decreasing  due to declines in market performance.  On the date we  receive  due proof of death,  the  Account  Value is  $45,000.  The basic  Death  Benefit  is calculated as Purchase Payments minus proportional  withdrawals,  or Account Value, which ever is greater.  Therefore,  the basic Death  Benefit is equal to $50,000.  The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

         Growth   =        $45,000 - [$50,000 - $0]
                  =        $-5,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  NO BENEFIT IS PAYABLE

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $50,000

In this example you would  receive no additional  benefit from  purchasing  the Enhanced  Beneficiary  Protection  Optional
Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been  increasing due to positive  market  performance  and the Owner made a withdrawal of
$15,000 in Annuity  Year 5 when the  Account  Value was  $75,000.  On the date we receive  due proof of death,  the Account
Value is $90,000.  The basic Death Benefit is calculated as Purchase Payments minus  proportional  withdrawals,  or Account
Value,  which  ever is  greater.  Therefore,  the  basic  Death  Benefit  is equal to  $90,000.  The  Enhanced  Beneficiary
Protection  Optional Death Benefit is equal to the amount  payable under the basic Death Benefit  ($90,000) PLUS 40% of the
"Growth" under the Annuity.

         Growth   =        $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                  =        $90,000 - [$50,000 - $10,000]
                  =        $90,000 - $40,000
                  =        $50,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $50,000 * 0.40
                  =        $20,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $110,000

Examples of Highest Anniversary Value Death Benefit Calculation
The  following  are examples of how the Highest  Anniversary  Value Death Benefit is  calculated.  Each example  assumes an initial  Purchase  Payment of $50,000.  Each  example  assumes  that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account  Value has  generally  been  increasing  due to positive  market  performance  and that no withdrawals  have been made.  On the date we  receive  due proof of death,  the  Account  Value is  $75,000;  however,  the
Anniversary  Value on the 5th  anniversary  of the Issue Date was  $90,000.  Assume as well that the Owner has died  before the Death  Benefit  Target Date.  The Death Benefit is equal to the greater of the Highest  Anniversary  Value or the basic
Death Benefit.  The Death Benefit would be the Highest  Anniversary  Value ($90,000)  because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Account Value has been  increasing due to positive  market  performance  and the Owner made a withdrawal of
$15,000 in Annuity  Year 7 when the  Account  Value was  $75,000.  On the date we receive  due proof of death,  the Account
Value is $80,000;  however,  the  Anniversary  Value on the 5th  anniversary of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death  Benefit  Target  Date.  The Death  Benefit is equal to the greater of the Highest
Anniversary Value or the basic Death Benefit.

Highest Anniversary Value  = $90,000 - [$90,000 * $15,000/$75,000]
                                    = $90,000 - $18,000
                                    = $72,000

Basic Death Benefit                 = max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                                    = max [$80,000, $40,000]
                                    = $80,000

Example with death after Death Benefit Target Date
Assume that the Owner's  Account  Value has  generally  been  increasing  due to positive  market  performance  and that no withdrawals  had been made prior to the Death  Benefit  Target  Date.  Further  assume  that the Owner dies after the Death
Benefit  Target Date,  when the Account Value is $75,000.  The Highest  Anniversary  Value on the Death Benefit Target Date
was $80,000;  however,  following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a  withdrawal  of $5,000  when the  Account  Value was  $70,000.  The Death  Benefit  is equal to the  greater of the
Highest  Anniversary  Value plus Purchase  Payments minus  proportional  withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value  = $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                                    = $80,000 + $15,000 - $6,786
                                    = $88,214

Basic Death Benefit                 = max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
The following are examples of how the  Combination 5% Roll-Up and Highest  Anniversary  Value Death Benefit are calculated.
Each example  assumes an initial  Purchase  Payment of $50,000.  Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account  Value has  generally  been  increasing  due to positive  market  performance  and that no withdrawals  have been made.  On the 7th  anniversary  of the Issue Date we receive  due proof of death,  at which time the
Account Value is $75,000;  however,  the Anniversary Value on the 5th anniversary of the Issue Date was $90,000.  Assume as well that the Owner has died  before  the Death  Benefit  Target  Date.  The  Roll-Up  Value is equal to  initial  Purchase
Payment  accumulated  at 5% for 6 years,  or $67,005.  The Death  Benefit is equal to the  greatest  of the Roll-Up  Value,
Highest  Anniversary Value or the basic Death Benefit.  The Death Benefit would be the Highest  Anniversary Value ($90,000)
because it is greater than both the Roll-Up  Value  ($67,005)  and the amount that would have been payable  under the basic
Death Benefit ($75,000).

Example with withdrawals
Assume that the Owner made a  withdrawal  of $5,000 on the 6th  anniversary  of the Issue Date when the  Account  Value was
$45,000.  The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial  Purchase  Payment  accumulated at
5% for 6 years,  or $67,005.  The 5%  Dollar-for-Dollar  Withdrawal  Limit for the 7th  annuity  year is equal to 5% of the
Roll-Up Value as of the 6th  anniversary of the Issue Date, or $3,350.  Therefore,  the remaining  $1,650 of the withdrawal results in a  proportional  reduction to the Roll-Up Value.  On the 7th  anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000;  however,  the Anniversary  Value on the 2nd anniversary of the Issue
Date was  $70,000.  Assume as well that the Owner has died  before the Death  Benefit  Target  Date.  The Death  Benefit is
equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

Roll-Up Value                       = {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650 / ($45,000 - $3,350)]} * 1.05
                                    = ($63,655 - $2,522) * 1.05
                                    = $64,190

Highest Anniversary Value  = $70,000 - [$70,000 * $5,000 / $45,000]
                                    = $70,000 - $7,778
                                    = $62,222

Basic Death Benefit                 = max [$43,000, $50,000 - ($50,000 * $5,000 / $45,000)]
                                    = max [$43,000, $44,444]
                                    = $44,444

Example with death after Death Benefit Target Date
Assume that the Owner has not made any  withdrawals  prior to the Death Benefit Target Date.  Further assume that the Owner dies after the Death  Benefit  Target  Date,  when the Account  Value is $75,000.  The Roll-Up  Value on the Death  Benefit
Target Date (the contract  anniversary  on or following  the Owner's 80th  birthday) is equal to initial  Purchase  Payment accumulated at 5% for 10 years,  or $81,445.  The Highest  Anniversary  Value on the Death Benefit Target Date was $85,000;
however,  following  the Death  Benefit  Target  Date,  the Owner made a Purchase  Payment of $15,000 and later had taken a withdrawal  of $5,000  when the  Account  Value was  $70,000.  The Death  Benefit is equal to the  greatest  of the Roll-Up
Value,  Highest  Anniversary  Value or the basic Death  Benefit as of the Death  Benefit  Target  Date;  each  increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value                       = $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                                    = $81,445 + $15,000 - $6,889
                                    = $89,556

Highest Anniversary Value  = $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                                    = $85,000 + $15,000 - $7,143
                                    = $92,857

Basic Death Benefit                 = max [$75,000, $50,000 + $15,000 - {($50,000 + $15,000) * $5,000 / $70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

                                    APPENDIX C - Plus40(TM)OPTIONAL LIFE INSURANCE RIDER

===========================================================================================================================
American Skandia's Plus40(TM)Optional Life Insurance Rider was offered, in those states where approved, between January 17,
2002 and May 1, 2003.  The description below of the Plus40(TM)benefit applies to those Contract Owners who purchased an
Annuity during that time period and elected the Plus40(TM)benefit.
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
The life insurance  coverage  provided under the Plus40(TM)Optional Life Insurance Rider ("Plus40(TM)rider" or the "Rider") is supported by American  Skandia's  general  account and is not subject to, or  registered  as a security  under,  either the
Securities  Act of 1933 or the  Investment  Company  Act of 1940.  Information  about the  Plus40(TM)rider is included as an
Appendix to this Prospectus to help you understand the Rider and the  relationship  between the Rider and the value of your
Annuity.  It is also included because you can elect to pay for the Rider with taxable  withdrawals  from your Annuity.  The staff of the  Securities  and Exchange  Commission  has not reviewed this  information.  However,  the  information  may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness.
---------------------------------------------------------------------------------------------------------------------------

The  income  tax-free  life  insurance  payable to your  Beneficiary(ies)  under the  Plus40(TM)rider is equal to 40% of the
Account Value of your Annuity as of the date we receive due proof of death,  subject to certain  adjustments,  restrictions and limitations described below.

ELIGIBILITY
The Plus40(TM)rider may be purchased  as a rider on your  Annuity.  The Rider must cover those  persons upon whose death the
Annuity's death benefit  becomes payable - the Annuity's owner or owners,  or the Annuitant (in the case of an entity owned
Annuity).  If the Annuity has two Owners,  the Rider's death  benefit is payable upon the first death of such  persons.  If the  Annuity is owned by an entity,  the  Rider's  death  benefit is  payable  upon the death of the  Annuitant,  even if a
Contingent Annuitant is named.

The  minimum  allowable  age to  purchase  the  Plus40(TM)rider is 40;  the  maximum  allowable  age is 75.  If the Rider is purchased on two lives,  both persons must meet the age  eligibility  requirements.  The Plus40(TM)rider is not available to purchasers who use their Annuity as a funding  vehicle for a Tax Sheltered  Annuity (or 403(b)) or as a funding vehicle for a qualified plan under Section 401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
|X|      If you die during the first 24 months  following the effective  date of the Plus40(TM)rider  (generally,  the Issue
         Date of your Annuity),  the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect.  While we will return the charges you have paid during the applicable  period as the death benefit, your  Beneficiary(ies)  will receive no additional life insurance benefit from the Plus40(TM)rider if you die within
                                                 ----------
         24 months of its effective date.

|X|      If you make a Purchase  Payment  within 24 months prior to the date of death,  the Account Value used to determine the  amount of the death  benefit  will be reduced by the  amount of such  Purchase  Payment(s).  If we reduce the death benefit payable under the Plus40(TM)rider based on this provision,  we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

|X|      If we apply  Credits to your Annuity  based on Purchase  Payments,  such Credits are treated as Account  Value for purposes of determining  the death benefit  payable under the Plus40(TM)rider.  However,  if Credits were applied to
         Purchase  Payments  made within 24 months  prior to the date of death,  the Account  Value used to  determine  the amount of the death benefit will be reduced by the amount of such Credits.  If we reduce the death benefit payable under the Plus40(TM)rider based on this  provision,  we will return 50% of any charges  paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.

|X|      If you become  terminally  ill (as  defined in the  Rider) and elect to receive a portion of the  Plus40(TM)rider's death benefit under the Accelerated Death Benefit provision,  the amount that will be payable under the Rider upon your death will be reduced.  Please refer to the Accelerated Death Benefit provision described below.

|X|      If charges  for the  Plus40(TM)rider are due and are unpaid as of the date the death  benefit is being  determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

|X|      If the age of any person  covered  under the Plus40(TM)rider is  misstated,  we will adjust any coverage  under the
         Rider to conform to the facts.  For example,  if, due to the  misstatement,  we overcharged you for coverage under the Rider,  we will add any  additional  charges paid to the amount payable to your  Beneficiary(ies).  If, due to the  misstatement,  we  undercharged  you for  coverage  under the  Rider,  we will  reduce  the death  benefit in proportion  to the  charges  not paid as  compared  to the  charges  that  would  have been paid had there been no misstatement.

|X|      On or after an Owner  reaches  the expiry date of the Rider (the  anniversary  of the  Annuity's  Issue Date on or immediately after the 95th birthday),  coverage will terminate.  No charge will be made for an Owner following the expiry date. If there are two Owners,  the expiry date applies separately to each Owner;  therefore,  coverage may continue for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40(TM)rider is subject to a Maximum  Death Benefit  Amount based on the Purchase  Payments  applied to your Annuity.
The Plus40(TM)rider may also be subject to a Per Life  Maximum  Benefit  that is based on all amounts paid under any annuity
                                                                                                                 ---
contract we issue to you under which you have elected the Plus40(TM)rider or similar life insurance coverage.

|X|      The Maximum Death Benefit  Amount is 100% of the Purchase  Payments  increasing at 5% per year  following the date
             -----------------------------
         each Purchase  Payment is applied to the Annuity until the date of death. If Purchase  Payments are applied to the
         Annuity  within 24 months prior to the date of death,  the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

|X|      The Per Life Maximum  Benefit  applies to Purchase  Payments  applied to any such annuity  contracts  more than 24
             -------------------------
         months from the date of death that exceed  $1,000,000.  If you make Purchase Payments in excess of $1,000,000,  we will reduce the aggregate death benefit  payable under all Plus40(TM)riders,  or similar riders issued by us, based on the combined  amount of Purchase  Payments in excess of  $1,000,000  multiplied by 40%. If the Per Life Maximum
         Benefit  applies,  we will reduce the amount payable under each  applicable  Plus40(TM)rider on a pro-rata basis. If the Per Life  Maximum  Benefit  applies  upon your death,  we will return any excess  charges that you paid on the portion of your  Account  Value on which no benefit is payable.  The Per Life  Maximum  Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become  terminally  ill,  you may request that a portion of the death  benefit  payable  under the Plus40(TM)rider be prepaid instead of being paid to your  Beneficiary(ies)  upon your death.  Subject to our requirements and where allowed by law, we will make a one time,  lump sum  payment.  Our  requirements  include  proof  satisfactory  to us, in  writing,  of terminal illness after the Rider's Effective Date.

The maximum we will pay,  before any  reduction,  is the lesser of 50% of the Rider's  death  benefit or  $100,000.  If you elect to accelerate  payment of a portion of the death benefit under the Plus40(TM)rider,  the amount of the remaining  death benefit  is  reduced by the  prepaid  amount  accumulating  at an  annualized  interest  rate of 6.0%.  Eligibility  for an accelerated  payout of a portion of your Plus40(TM)rider death  benefit may be more  restrictive  than any  medically-related surrender provision that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40(TM)RIDER
The Plus40(TM)rider has a current  charge and a  guaranteed  maximum  charge.  The current  charge for the Plus40(TM)rider is based on a  percentage  of your Account  Value as of the  anniversary  of the Issue Date of your  Annuity.  The  applicable percentages  differ based on the attained  age,  last birthday of the Owner(s) or Annuitant (in the case of an entity owned
Annuity)  as of the date the charge is due.  We reserve the right to change the  current  charge,  at any time,  subject to regulatory  approval where  required.  If there are two Owners,  we calculate the current charge that applies to each Owner individually  and deduct the  combined  amount as the charge  for the Rider.  There is no charge  based on a person's  life after  coverage  expires as to that person.  However,  a charge will still apply to the second of two Owners (and  coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                           Attained Age                  Percentage of
                                                                         Account Value
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 40-75                       .80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 76-80                       1.60%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 81-85                       3.20%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 86-90                       4.80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 91                         6.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 92                         7.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 93                         8.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 94                         9.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 95                        10.50%
                                   ------------------------------ ----------------------------

The charge  for the  Plus40(TM)rider may also be  subject to a  guaranteed  maximum  charge  that will apply if the  current charge,  when applied to the Account Value,  exceeds the guaranteed  maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

We  determine  the charge for the Rider  annually,  in  arrears.  We deduct the charge:  (1) upon your  death;  (2) on each anniversary  of the Issue Date;  (3) on the date that you begin  receiving  annuity  payments;  (4) if you  surrender  your
Annuity other than a  medically-related  surrender;  or (5) if you choose to terminate the Rider.  If the Rider  terminates for any of the  preceding  reasons on a date other than the  anniversary  of the Annuity's  Issue Date,  the charge will be prorated.  During the first year after the  Annuity's  Issue Date,  the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual charge through a redemption  from your Annuity's  Account Value or through funds other than those within the Annuity.  If you do not elect a method of payment,  we will  automatically  deduct the annual  charge from your Annuity's Account Value.  The manner in which you elect to pay for the Rider may have tax implications.

|X|      If you elect to pay the charge  through a redemption of your  Annuity's  Account  Value,  the  withdrawal  will be treated as a taxable  distribution,  and will  generally  be subject to  ordinary  income tax on the amount of any investment  gain  withdrawn.  If you are under age 59 1/2, the  distribution  may also be subject to a 10% penalty on any gain  withdrawn,  in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the  Account  Value in the  variable  investment  options.  We only  deduct  the  charge  pro-rata  from the Fixed
         Allocations  to the extent  there is  insufficient  Account  Value in the variable  investment  options to pay the charge.

|X|      If you elect to pay the charge  through funds other than those from your Annuity,  we require that payment be made electronically  in U.S.  currency  through a U.S.  financial  institution.  If you elect to pay the charge through electronic  transfer of funds and payment has not been  received  within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

TERMINATION
You can terminate the Plus40(TM)rider at any time. Upon  termination,  you will be required to pay a pro-rata  portion of the annual charge for the Rider.  The Plus40(TM)rider will terminate  automatically  on the date your Account Value is applied to begin  receiving  annuity  payments,  on the date you  surrender  the Annuity  or, on the expiry date with  respect to such person  who  reaches  the  expiry  date.  We may also  terminate  the  Plus40(TM)rider,  if  necessary,  to comply  with our interpretation  of the Code and  applicable  regulations.  Once  terminated,  you may not reinstate your coverage under the
Plus40(TM)rider.

CHANGES IN ANNUITY DESIGNATIONS
Changes in ownership and annuitant  designations  under the Annuity may result in changes in eligibility  and charges under the Plus40(TM)rider.  These changes may include termination of the Rider.  Please refer to the Rider for specific details.

SPOUSAL ASSUMPTION
A spousal  beneficiary  may elect to assume  ownership  of the  Annuity  instead of taking  the  Annuity's  Death  Benefit.
However,  regardless  of whether a spousal  beneficiary  assumes  ownership of the  Annuity,  the death  benefit  under the
Plus40(TM)rider will be paid despite the fact that the Annuity will  continue.  The spousal  beneficiary  can apply the death benefit proceeds under the Plus40(TM)rider to the Annuity as a new Purchase  Payment,  can purchase a new annuity contract or use the death  benefit  proceeds  for any other  purpose.  Certain  restrictions  may apply to an Annuity that is used as a qualified  investment.  Spousal  beneficiaries  may also be  eligible  to purchase  the  Plus40(TM)rider,  in which case the
Annuity's  Account  Value,  as of the date the  assumption is effective,  will be treated as the initial  Purchase  Payment under applicable provisions of the Rider.

TAX CONSIDERATION
The Plus40(TM)rider was designed to qualify as a life  insurance  contract  under the Code.  As life  insurance,  under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an Individual  Retirement  Annuity  (IRA),  we consider the Plus40(TM)rider to be outside of your  IRA,  since  premium  for the Rider is paid for  either  with  funds  outside  of your  Annuity  or with  withdrawals previously subject to tax and any applicable tax penalty.

We believe  payments under the  accelerated  payout  provision of the Rider will meet the  requirements of the Code and the regulations  in order to qualify as tax-free  payments.  To the extent  permitted by law, we will change our  procedures in relation to the Rider,  or the  definition  of  terminally  ill,  or any other  applicable  term in order to  maintain  the tax-free status of any amounts paid out under the accelerated payout provision.

                         APPENDIX D - SALE OF THE CONTRACTS TO RESIDENTS OF THE STATE OF NEW YORK

Some of the provisions of the Annuity are different for contracts offered to residents of the State of New York.

EXPENSE EXAMPLES
The Expense  Examples  provided in the Prospectus  reflect charges that are higher than those for residents of the State of
New York.  The examples  reflect the Insurance  Charge,  Contingent  Deferred Sales Charges (when  applicable),  the Annual
Maintenance  Fee (when  applicable),  the charges  deducted by the  underlying  Portfolios,  as well as the charges for the optional  benefits that are offered under the Annuity.  The  Contingent  Deferred  Sales Charge and the Annual  Maintenance
Fee  applicable  to  residents  of the State of New York are  lower  than  those in the  Prospectus.  Therefore,  the total expenses for residents of the State of New York will be lower.

INVESTMENT OPTIONS

WHAT ARE THE FIXED INVESTMENT OPTIONS?
The State of New York does not allow a Guarantee Period to exceed ten years in duration.  Additionally, the interest rate we credit to the Fixed Allocation is subject to a minimum.

FEES AND CHARGES

Contingent Deferred Sales Charge:  The CDSC percentages for residents of the State of New York are shown below.

                           ------------------ ------------- ------------- ------------ ------------- -------------

                           YEARS                   1             2             3            4             5+
                           ------------------ ------------- ------------- ------------ ------------- -------------
                           ------------------ ------------- ------------- ------------ ------------- -------------

                           CHARGE (%)             7.0%          6.0%         5.0%          4.0%          0.0%
                           ------------------ ------------- ------------- ------------ ------------- -------------

Annual  Maintenance Fee: During the  accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee
for residents of the State of New York is $30.00 or 2% of your Account Value invested in the variable  investment  options, whichever  is less.  This fee will be deducted  annually on the  anniversary  of the Issue Date of your  Annuity or, if you surrender your Annuity  during the Annuity Year,  the fee is deducted at the time of surrender.  We may increase the Annual
Maintenance Fee.  However, any increase will only apply to Annuities issued after the date of the increase.

Tax Charges: For New York contracts a charge for taxes may also be assessed against the Sub-accounts.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial  Purchase  Payment:  You must make a minimum initial Purchase  Payment of $10,000.  However,  if you decide to make payments  under a systematic  investment  or "bank  drafting"  program,  we will accept a lower  initial  Purchase  Payment provided that,  the first Purchase  Payment is at least $2,000 and within the first Annuity Year, you make at least $10,000 in total Purchase Payments.

Owner,  Annuitant  and  Beneficiary  Designations:  For  contracts  issued  in the State of New York,  the  designation  of contingent Owner is not allowed.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
The following condition has been removed:
                                 -------
|X|      A new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
For New York  contracts  you may exercise  your right to return the Annuity  within 21 days of receipt of the Annuity.  The amount to be refunded  for New York  contracts  is the Account  Value as of the date we receive  your request to cancel the
Annuity.  Notice  received by mail is  effective as of the date of the  postmark.  If the Annuity is returned to the agent, the effective date is the date the Annuity is received by the agent.

MANAGING YOUR ACCOUNT VALUE

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
For New York contracts we require a minimum amount of $500 in each  Sub-account  you allocate  Account Value to at the time of  any  allocation  or  transfer.  Your  transfer  request  must  be In  Writing.  For  New  York  contracts,  a  specific authorization  form  MUST be  completed  which  authorizes  us to  accept  transfers  via phone or  through  means  such as electronic mail.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

MVA Formula
The MVA formula is applied  separately to each Fixed  Allocation to determine the Account Value of the Fixed  Allocation on a particular date.  The formula for residents of the State of New York is as follows:

                                                   [(1+I) / (1+J)]N/365

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
We will notify you of the  Guarantee  Periods  available as of the date of such notice,  at least 45 days and not more than
60 days prior to the  Maturity  Date.  No MVA applies to any amounts  allocated  to a particular  Fixed  Allocation  if you withdraw  all or part of the  Account  Value in such  Fixed  Allocation  within 30 days of  maturity.  If you are age 55 or older you may invest in a Fixed Allocation with a Guarantee Period of less than five years.

ACCESS TO ACCOUNT VALUE

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
The Minimum  Distribution  provision is only  available  for annuities  issued under Section  403(b) of the IRS Code or for
IRA's where Minimum Distributions are required.  Minimum Distributions are not available for any other contracts.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
The Annuity Date must be the first or the  fifteenth  day of a calendar  month and must not be less than one year after the
Issue  Date of the  Annuity.  However,  for New  York  contracts,  if the  contract's  accumulated  value,  at the  time of annuitization,  is less than $2,000,  or would provide an income,  the initial  amount of which is less than $20 per month, in lieu of  commencing  the  annuity  payments,  we reserve  the right to cancel the  Annuity  and pay you the total of the
Account Value.

For New York contracts the Annuity Date may not exceed the first day of the calendar month following the  Annuitant's  90th birthday.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
This benefit is not available to residents of the State of New York.

DEATH BENEFIT

Optional Death Benefits

===========================================================================================================================
None of the  optional  Death  Benefits  described  in the  Prospectus  are offered to  residents  of the State of New York.
However,  the Highest  Anniversary  Value Optional Death Benefit  described below is available to purchasers of the Annuity
                                                                                  --
who are residents of the State of New York.
===========================================================================================================================

If the Annuity has one Owner,  the Owner must be age 80 or less at the time the Highest  Anniversary  Value  Optional Death
Benefit is  purchased.  If the Annuity has joint  Owners,  the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Highest Anniversary Value Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary on or after the 80th birthday of the current Owner, the
             -------------------------
     oldest of either joint Owner or the Annuitant, if entity owned.

|X|      The Highest Anniversary Value equals the highest of all previous  "Anniversary Values" on or before the earlier of
             -------------------------
     the Owner's date of death and the "Death Benefit Target Date".

|X|      The  Anniversary  Value is the Account  Value as each  anniversary  of the Issue Date plus the sum of all Purchase
              ------------------
     Payments on or after such  anniversary  less the sum of all  "Proportional  Reductions"  since such  anniversary.  The
     Anniversary Value on the Issue Date is equal to your Purchase Payment.

|X|      A  Proportional  Reduction  is a reduction  to the value  being  measured  caused by a  withdrawal,  equaling  the
            -----------------------
     percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal.  For example,  if your
     Account Value is $10,000 and you withdraw $2,000 (a 20%  reduction),  we will reduce both your  Anniversary  Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Highest Anniversary Value Death Benefit
The Highest Anniversary Value Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the Sub-accounts as of the date we receive in writing "due proof of death"; and

2.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the Account Value as of the date we receive in writing "due proof of death"; and
2.       the Highest  Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

Charges for Highest Anniversary Value Death Benefit
If you purchase the Highest  Anniversary  Value  Optional  Death  Benefit,  an annual charge of 0.15% is deducted from your
Annuity's  Account  Value.  The charge will be based on the current  Death  Benefit  under the  Highest  Anniversary  Value
Optional  Death  Benefit as of the date the charge is  deducted.  The  charge is  deducted  in  addition  to the  Insurance
Charge.  The charge is deducted in arrears on each  anniversary  of the Issue Date of the Annuity or, if you  terminate the
Optional Death Benefit or surrender your Annuity, on the date the termination or surrender is effective.

PLUS40(TM)OPTIONAL LIFE INSURANCE RIDER

This benefit was never available to residents of the State of New York.

TAX CONSIDERATIONS

Minimum Distribution Requirements and Payment Option
For New York contracts the Minimum  Distribution  provision is only available for annuities  issued under Section 403(b) of the IRS Code or for IRA's where  Minimum  Distributions  are  required.  Minimum  Distributions  are not  available for any other contracts.

STATEMENT OF ADDITIONAL INFORMATION

Deferral of  Transactions:  For New York  contracts,  if we defer a distribution or transfer from any fixed annuity payment for more than ten days,  we pay  interest  using our then current  crediting  rate. A minimum rate may be required for this purpose, which is not less than 3% per year on the amount deferred.

Modification:  In addition to obtaining  prior  approval  from the  insurance  department  of our state of domicile  before making such a combination,  substitution,  deletion or addition, we will also obtain prior approval from the Superintendent of Insurance for New York.

Misstatement of Age or Sex:
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts.  As to annuity payments:  (a) any underpayments by us will be remedied on the next payment following correction; (b) any overpayments by us will be charged against future amounts payable by us under your Annuity; and (c) as to any annuity payments, we shall credit or charge interest using our then current crediting rate for this purpose, which is not greater than 6% interest per year, calculated from the date of any underpayment or overpayment to the date actual payment is made.

                  APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH BENEFITS

If you  purchased  your Annuity  before  November 18, 2002 and were not a resident of the State of New York,  the following optional death benefits were offered:

Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced  Beneficiary  Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset  federal and state taxes  payable on any taxable  gains in your  Annuity at the time of your death.  Whether this benefit is appropriate for you may depend on your particular  circumstances,  including other financial resources that may be available  to your  Beneficiary  to pay taxes on your  Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The Enhanced  Beneficiary  Protection  Optional  Death Benefit  provides a benefit that is payable in addition to the basic
Death  Benefit.  If the Annuity has one Owner,  the Owner must be age 75 or less at the time the benefit is  purchased.  If the  Annuity  has joint  Owners,  the oldest  Owner  must be age 75 or less.  If the  Annuity  is owned by an  entity,  the
Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above;

         PLUS

2.       50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

"Death Benefit  Amount"  includes your Account Value and any amounts added to your Account Value under the Annuity's  basic
-----------------------
Death  Benefit  when the Death  Benefit is  calculated.  Under the basic Death  Benefit,  amounts are added to your Account
Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

"Proportional  withdrawals"  are determined by calculating the percentage of your Account Value that each prior  withdrawal
---------------------------
represented when withdrawn.

---------------------------------------------------------------------------------------------------------------------------
The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit is subject  to a maximum of 50% of all  Purchase  Payments applied  to the  Annuity at least 12 months  prior to the death of the  decedent  that  triggers  the  payment of the Death
Benefit.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Please refer to the section entitled "Tax  Considerations"  for a discussion of special tax  considerations  for purchasers of this benefit.
---------------------------------------------------------------------------------------------------------------------------

NOTE: You may not elect the Enhanced  Beneficiary  Protection Optional Death Benefit if you have elected any other Optional
Death Benefit.

Guaranteed Minimum Death Benefit
If the Annuity has one Owner,  the Owner must be age 80 or less at the time the optional  Death  Benefit is  purchased.  If the  Annuity  has joint  Owners,  the oldest  Owner  must be age 80 or less.  If the  Annuity  is owned by an  entity,  the
Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary on or after the 80th birthday of the current Owner, the
             -------------------------
     oldest of either joint Owner or the Annuitant, if entity owned.

|X|      The Highest Anniversary Value equals the highest of all previous  "Anniversary Values" on or before the earlier of
             -------------------------
     the Owner's date of death and the "Death Benefit Target Date".

|X|      The Anniversary  Value is the Account Value as of each  anniversary of the Issue Date plus the sum of all Purchase
             ------------------
     Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the Sub-accounts  plus the Interim Value of any Fixed  Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
2.       the sum of all Purchase  Payments minus the sum of all  Proportional  Reductions,  each increasing daily until the
              Owner's date of death at a rate of 5.0%,  subject to a limit of 200% of the difference between the sum of all
              Purchase Payments and the sum of all withdrawals as of the Owner's date of death; and
3.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the Account  Value as of the date we receive in writing "due proof of death" (an MVA may be  applicable to amounts in any Fixed Allocations); and
2.       the greater of Item 2 & 3 above on the Death  Benefit  Target Date plus the sum of all Purchase  Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

Annuities with joint Owners
For Annuities  with Joint  Owners,  the Death Benefit is calculated as shown above except that the age of the oldest of the
Joint Owners is used to determine the Death  Benefit  Target Date.  NOTE:  If you and your spouse own the Annuity  jointly, we will pay the Death  Benefit to the  Beneficiary.  If the sole primary  Beneficiary  is the  surviving  spouse,  then the surviving  spouse can elect to assume  ownership of the Annuity and continue  the contract  instead of receiving  the Death
Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine  the Death Benefit  Target Date.  Payment of the Death Benefit is based on the death of the Annuitant (or
Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection  Optional Death Benefit and the Guaranteed Minimum Death Benefit at
any time.  Upon  termination,  you will be required to pay a pro-rata  portion of the annual  charge for the benefit.  Both optional  Death  Benefits  will  terminate  automatically  on the Annuity Date.  We may also  terminate any optional  Death
Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge  from  your  Account  Value if you  elect to  purchase  either  optional  Death  Benefit.  The  Enhanced
Beneficiary  Protection  Death Benefit costs 0.25% of Account Value.  The  Guaranteed  Minimum Death Benefit costs 0.30% of the current  Death  Benefit.  The charges for these death  benefits are deducted in arrears  each Annuity  Year.  No charge applies after the Annuity Date.  We deduct the charge:
1.       on each anniversary of the Issue Date;
2.       when Account Value is transferred to our general account prior to the Annuity Date;
3.       if you surrender your Annuity; and
4.       if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

If you surrender the Annuity,  elect to begin receiving  annuity  payments or terminate the benefit on a date other than an anniversary  of the Issue Date,  the charge will be prorated.  During the first year after the Issue Date,  the charge will be prorated from the Issue Date. In all  subsequent  years,  it would be prorated  from the last  anniversary  of the Issue
Date.

We first deduct the amount of the charge  pro-rata  from the Account  Value in the  variable  investment  options.  We only deduct the charge  pro-rata from the Fixed  Allocations to the extent there is  insufficient  Account Value in the variable investment  options to pay the charge.  If your Annuity's  Account Value is insufficient  to pay the charge,  we may deduct your remaining  Account Value and terminate your Annuity.  We will notify you if your Account Value is  insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax  Considerations" for additional  considerations in relation to the optional Death
Benefit.

ADDITIONAL CALCULATIONS
-----------------------

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection Optional Death Benefit is calculated.  Each example assumes that a $50,000 initial Purchase  Payment is made and that no withdrawals are made prior to the Owner's death.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account  Value is  maintained  in the variable investment options.

Example with market increase
Assume that the Owner's Account Value has been increasing due to positive  market  performance.  On the date we receive due proof of death,  the  Account  Value is  $75,000.  The basic  Death  Benefit  is  calculated  as  Purchase  Payments  minus proportional  withdrawals,  or Account  Value,  which  ever is  greater.  Therefore,  the basic  Death  Benefit is equal to
$75,000.  The Enhanced  Beneficiary  Protection Optional Death Benefit is equal to the amount payable under the basic Death
Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $75,000
         Basic Death Benefit =      $75,000
         Death Benefit Amount =     $75,000 - $50,000 = $25,000

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $75,000 + $12,500 = $87,500

Examples with market decline
Assume that the Owner's  Account Value has been  decreasing due to declines in market  performance.  On the date we receive due proof of death,  the Account  Value is $45,000.  The basic  Death  Benefit is  calculated  as Purchase  Payments  minus proportional  withdrawals,  or Account  Value,  which  ever is  greater.  Therefore,  the basic  Death  Benefit is equal to
$50,000.  The Enhanced  Beneficiary  Protection Optional Death Benefit is equal to the amount payable under the basic Death
Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $40,000
         Basic Death Benefit =      $50,000
         Death Benefit Amount =     $50,000 - $50,000 = $0

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $50,000 + $0 = $50,000

         In this example you would  receive no  additional  benefit from  purchasing  the Enhanced  Beneficiary  Protection
         Optional Death Benefit.

Examples of Guaranteed Minimum Death Benefit Calculation
The  following  are examples of how the  Guaranteed  Minimum  Death  Benefit is  calculated.  Each  example  assumes that a
$50,000  initial  Purchase  Payment is made and that no  withdrawals  are made prior to the  Owner's  death.  Each  example assumes that there is one Owner who is age 50 on the Issue Date and that all Account  Value is  maintained  in the variable investment options.

Example of market increase
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance.  On the date we receive  due proof of death,  the Account  Value is  $90,000.  The  Highest  Anniversary  Value at the end of any  previous period is  $72,000.  The Death  Benefit  would be the  Account  Value  ($90,000)  because  it is greater  than the  Highest
Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease
Assume that the Owner's  Account Value generally  increased  until the fifth  anniversary but generally has been decreasing since the fifth  contract  anniversary.  On the date we receive  due proof of death,  the  Account  Value is  $48,000.  The
Highest  Anniversary  Value at the end of any  previous  period is  $54,000.  The Death  Benefit  would be the sum of prior
Purchase  Payments  increased  by 5.0%  annually  ($73,872.77)  because it is greater  than the Highest  Anniversary  Value
($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease
Assume that the Owner's  Account  Value  increased  significantly  during the first six years  following the Issue Date. On the sixth  anniversary  date the Account Value is $90,000.  During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then  subsequently  falls to $80,000 on the date we receive due proof of death.  The Death  Benefit would  be the  Highest  Anniversary  Value  at the end of any  previous  period  ($90,000),  which  occurred  on the  sixth anniversary,  although  the  Account  Value was higher  during the  subsequent  period.  The  Account  Value on the date we receive due proof of death  ($80,000) is lower,  as is the sum of all prior  Purchase  Payments  increased by 5.0% annually
($73,872.77).

                                           THIS PAGE IS INTENTIONALLY LEFT BLANK.

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                  PLEASE SEND ME A STATEMENT OF  ADDITIONAL  INFORMATION  THAT  CONTAINS  FURTHER  DETAILS
                  ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS ASAPEXII-PROS (05/2004).
----------------------------------------------------------------------------------------------------------
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                                  -------------------------------------------------------
                                                     (print your name)

                                  -------------------------------------------------------
                                                         (address)

                                  -------------------------------------------------------
                                                   (city/state/zip code)

                                           THIS PAGE IS INTENTIONALLY LEFT BLANK.

Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
A Prudential Financial Company                                                               A Prudential Financial Company
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-766-4530                                                                           Telephone: 203-926-1888
http://www.americanskandia.prudential.com                                         http://www.americanskandia.prudential.com

                                                    MAILING ADDRESSES:

                                           AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                       P.O. Box 7040
                                                 Bridgeport, CT 06601-7040

                                                       EXPRESS MAIL:
                                           AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                    One Corporate Drive
                                                     Shelton, CT 06484

                                                                        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                     A Prudential Financial Company
                                                                    One Corporate Drive, Shelton, Connecticut 06484
                                                                    -----------------------------------------------
This Prospectus  describes  StagecoachTM  APEXSM II, a flexible premium deferred annuity (the "Annuity") offered by
American Skandia Life Assurance  Corporation  ("American  Skandia",  "we", "our" or "us") exclusively through Wells
Fargo  Bank,  N.A.  The  Annuity  may be offered as an  individual  annuity  contract  or as an interest in a group annuity.  This  Prospectus  describes the  important  features of the Annuity and what you should  consider  before purchasing  the  Annuity.  We have also filed a Statement of  Additional  Information  that is  available  from us, without charge,  upon your request.  The contents of the Statement of Additional  Information are described on page
82.  The  Annuity  or certain of its  investment  options  and/or  features  may not be  available  in all  states.
Various rights and benefits may differ between states to meet  applicable  laws and/or  regulations.  Certain terms are  capitalized in this  Prospectus.  Those terms are either defined in the Glossary of Terms or in the context of the particular section.

===================================================================================================================
American Skandia offers several different  annuities which your investment  professional may be authorized to offer to you. Each annuity has different  features and benefits that may be  appropriate  for you based on your financial situation,  your  age and how  you  intend  to use  the  annuity.  The  different  features  and  benefits  include variations  in death  benefit  protection  and the ability to access your  annuity's  account  value.  The fees and charges you pay and compensation paid to your investment professional may also be different between each annuity.

If you are purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should  consider any surrender or penalty  charges you may incur when  replacing  your  existing  coverage and that this Annuity may be subject to a contingent  deferred  sales charge if you elect to surrender the Annuity or take a partial  withdrawal.  You  should  consider  your need to access  the  Annuity's  Account  Value  and  whether  the annuity's liquidity features will satisfy that need.
===================================================================================================================

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This Annuity is frequently  used for retirement  planning  because it allows you to accumulate  retirement  savings and also offers annuity  payment options when you are ready to begin  receiving  income.  The Annuity also offers a choice of three different optional benefits,  for an additional  charge,  that can provide principal  protection or guaranteed  minimum  income  protection  for Owners  while they are alive and one or more death  benefits  that can protect your retirement  savings if you die during a period of declining  markets.  It may be used as an investment vehicle for "qualified"  investments,  including an IRA,  SEP-IRA,  Roth IRA, Section 401(a) plans (defined benefit plans and defined  contribution  plans such as 401(k),  profit sharing and money  purchase  plans) or Tax Sheltered
Annuity (or 403(b)).  It may also be used as an investment  vehicle for  "non-qualified"  investments.  The Annuity allows  you to invest  your  money in a number  of  variable  investment  options  as well as in one or more  fixed allocations.

When an Annuity is purchased as a "non-qualified"  investment,  you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity  payments.  This feature,  referred to as
"tax-deferral",  can be  beneficial  to the growth of your  Account  Value  because  money that would  otherwise be needed to pay taxes on  investment  gains  each year  remains  invested  and can earn  additional  money.  However, because the Annuity is designed for long-term  retirement  savings, a 10% penalty tax may be applied on withdrawals you make  before you reach age 59 1/2.  Annuities  purchased  as a  non-qualified  investment  are not  subject to the maximum  contribution  limits that may apply to a  qualified  investment,  and are not subject to required  minimum distributions after age 701/2.

When an Annuity is purchased as a  "qualified"  investment,  you should  consider that the Annuity does not provide any tax advantages in addition to the preferential  treatment  already available through your retirement plan under the Internal  Revenue Code.  An Annuity may offer  features and benefits in addition to providing tax deferral that other  investment  vehicles may not offer,  including  death benefit  protection for your  beneficiaries,  lifetime income options,  and the ability to make transfers between numerous variable  investment  options offered under the
Annuity.  You should  consult with your  investment  professional  as to whether the overall  benefits and costs of the Annuity are appropriate considering your overall financial plan.

These  annuities  are NOT deposits or  obligations  of, or issued,  guaranteed  or endorsed  by, any bank,  or bank subsidiary of Wells Fargo Bank,  N.A., are NOT insured or guaranteed by the U.S.  government,  the Federal  Deposit
Insurance  Corporation  (FDIC),  the Federal  Reserve  Board or any other  agency.  An  investment  in this annuity involves  investment  risks,  including  possible loss of value,  even with respect to amounts allocated to the AST
Money Market sub-account.
-------------------------------------------------------------------------------------------------------------------
THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED  BY THE  SECURITIES  AND EXCHANGE  COMMISSION OR ANY STATE
SECURITIES  COMMISSION  NOR HAS THE  COMMISSION  OR ANY STATE  SECURITIES  COMMISSION  PASSED UPON THE  ACCURACY OR
ADEQUACY  OF THIS  PROSPECTUS.  ANY  REPRESENTATION  TO THE  CONTRARY  IS A  CRIMINAL  OFFENSE.  PLEASE  READ  THIS
PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
-------------------------------------------------------------------------------------------------------------------
                                   FOR FURTHER INFORMATION CALL 1-800-680-8920.
Prospectus Dated: May 1, 2004                                                 Statement of Additional Information Dated: May 1, 2004
WFVAPEXIIPROS- (05/2004)                                                                                               WFVAPEXIIPROS

                   PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?

|X|      This Annuity is a "flexible  premium deferred  annuity." It is called "flexible  premium" because you have considerable  flexibility  in the  timing  and  amount of premium  payments.  Generally,  investors  "defer"
       receiving annuity payments until after an accumulation period.

|X|      This  Annuity  offers  both  variable  investment  options and Fixed  Allocations.  If you  allocate  your
       Account  Value to variable  investment  options,  the value of your  Annuity  will vary daily to reflect the investment  performance of the underlying  investment options.  Fixed Allocations of different durations are offered that are  guaranteed by us, but may have a Market Value  Adjustment if you withdraw or transfer your
       Account Value before the Maturity Date.

|X|      The Annuity  features two distinct  periods - the  accumulation  period and the payout period.  During the accumulation  period your  Account  Value is  allocated  to one or more  investment  options.  The  variable investment options,  each a Sub-account of American Skandia Life Assurance  Corporation  Variable Account B,
       invest in an underlying  mutual fund portfolio.  Currently,  portfolios of the following  underlying  mutual funds are being offered:  Wells Fargo Variable Trust,  American Skandia Trust,  Gartmore Variable Investment
       Trust,  INVESCO Variable  Investment  Funds,  Inc.,  Evergreen  Variable  Annuity Trust,  ProFunds VP, First
       Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.

|X|      During the payout period,  commonly called  "annuitization," you can elect to receive annuity payments (1)
       for life; (2) for life with a guaranteed minimum number of payments;  (3) based on joint lives; or (4) for a guaranteed number of payments.  We currently make annuity payments available on a fixed or variable basis.

|X|      This Annuity offers optional  benefits,  for an additional charge,  that can provide principal  protection or guaranteed minimum income protection for Owners while they are alive.

|X|      This  Annuity  offers a basic Death  Benefit.  It also offers  optional  Death  Benefits  that  provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

|X|      You are allowed to withdraw a limited  amount of money from your  Annuity on an annual  basis  without any charges,  although any optional  guaranteed benefit you elect will be reduced.  Other product features allow you to access your Account  Value as necessary,  although a charge may apply.  After Annuity Year 4, you are allowed to make unlimited withdrawals from your Annuity without any charges.

|X|      Transfers  between  investment  options are tax-free.  Currently,  you may make twenty transfers each year free of  charge.  We also offer  several  programs  that  enable you to manage  your  Account  Value as your financial needs and investment performance change.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity through licensed,  registered  investment  professionals.  You must complete an application and submit a minimum initial  purchase  payment of $10,000.  We may allow you to make a lower initial  purchase payment provided you establish a bank drafting  program under which  purchase  payments  received in the first Annuity Year total at least $10,000.  If the Annuity is owned by an individual or  individuals,  the oldest of those Owners must be age 85 or under,  as of the Issue Date of the  Annuity.  If the  Annuity is owned by an  entity,  the  annuitant must be age 85 or under,  as of the  Issue  Date of the  Annuity.  The  availability  and  level of  protection  of certain  optional  benefits may vary based on the age of the Owner, on the Issue Date of the Annuity or the date of the Owner's death.

AVAILABLE INFORMATION
A Statement of Additional  Information is available from us without  charge upon your request.  This  Prospectus is part of the  registration  statement we filed with the SEC regarding  this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these  materials  at the  prescribed  rates from the SEC's  Public  Reference  Section,  450 Fifth  Street N.W.,
Washington,  D.C., 20549. You may inspect and copy those registration  statements and exhibits thereto at the SEC's public  reference  facilities at the above address,  Room 1024, and at the SEC's  Regional  Offices,  The Woolworth
Building,  233 Broadway,  New York, NY and 175 W. Jackson Boulevard,  Suite 900, Chicago,  IL. These documents,  as
well  as  documents  incorporated  by  reference,   may  also  be  obtained  through  the  SEC's  Internet  Website
(http://www.sec.gov)  for this  registration  statement as well as for other  registrants that file  electronically with the SEC.

                                                 GLOSSARY OF TERMS

Many terms used within this  Prospectus are described  within the text where they appear.  The description of those terms are not repeated in this Glossary of Terms.

Account Value: The value of each allocation to a Sub-account  (also referred to as "variable  investment  options")
or a Fixed  Allocation  prior to the Annuity Date,  plus any earnings,  and/or less any losses,  distributions  and charges.  Other than on a contract  anniversary,  the Account Value is calculated  before we assess any  applicable
Contingent  Deferred Sales Charge ("CDSC" or "surrender  charge") and/or any fee that is deducted from the contract annually  in  arrears.  The  Account  Value is  determined  separately  for  each  Sub-account  and for each  Fixed
Allocation,  and then totaled to determine  the Account  Value for your entire  Annuity.  The Account Value of each
Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Annuitization:  The  application  of Account Value (or Protected  Income Value for the  Guaranteed  Minimum  Income
Benefit,  if  applicable) to one of the available  annuity  options for the Annuitant to begin  receiving  periodic payments for life,  for a guaranteed  minimum  number of payments or for life with a guaranteed  minimum  number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity Year: A 12-month  period  commencing on the Issue Date of the Annuity and each  successive  12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An  allocation of Account Value that is to be credited a fixed rate of interest for a specified
Guarantee Period during the accumulation period.

Guarantee  Period:  A period of time during the  accumulation  period where we credit a fixed rate of interest on a
Fixed Allocation.

Interim  Value:  The value of a Fixed  Allocation  on any date other than the Maturity  Date.  The Interim Value is equal to the initial value  allocated to the Fixed  Allocation plus all interest  credited to the Fixed  Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment  used in the  determination  of Account  Value of each Fixed  Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

Owner:  With an  Annuity  issued as an  individual  annuity  contract,  the Owner is either an  eligible  entity or person  named as having  ownership  rights in  relation to the  Annuity.  With an Annuity  issued as a  certificate under a group  annuity  contract,  the  "Owner"  refers to the person or entity  who has the  rights  and  benefits designated as to the "Participant" in the certificate.

Surrender  Value:  The value of your Annuity  available  upon  surrender  prior to the Annuity  Date. It equals the
Account  Value as of the date we price the  surrender  minus any  applicable  CDSC,  Annual  Maintenance  Fee,  Tax
Charge,  the  charge  for any  optional  benefits  and any  Market  Value  Adjustment  that may  apply to any Fixed
Allocations.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation  Day:  Every day the New York Stock  Exchange  is open for  trading or any other day the  Securities  and
Exchange Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and  charges  for the  Annuity.  Some fees and charges  are  assessed  against  your
Annuity  while others are assessed  against  assets  allocated to the  variable  investment  options.  The fees and charges that are assessed against the Annuity include the Contingent  Deferred Sales Charge,  Transfer Fee, Premium
Tax Charge and Annual  Maintenance Fee. The charges that are assessed against the variable  investment  options are the mortality and expense risk charge,  the charge for  administration  of the Annuity,  and the charge for certain optional  benefits you elect,  other than the Guaranteed  Minimum  Income  Benefit,  which is assessed  against the
Protected Income Value. Each underlying mutual fund portfolio  assesses a charge for investment  management,  other expenses and with some mutual funds,  a 12b-1  charge.  The  prospectus  for each  underlying  mutual fund provides more detailed  information  about the expenses for the underlying  mutual funds.  All of these fees and charges are described in more detail within this Prospectus.

The  following  table  provides a summary of the fees and  charges  you will pay if you  surrender  the  Annuity or transfer  Account Value among investment  options.  These fees and charges are described in more detail within this
Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                   YOUR TRANSACTION FEES AND CHARGES
---------------------------------------------------------------------------------------------------------------------------------------
                                                    (assessed against the Annuity)
----------------------------------------------------------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------------------------
          FEE/CHARGE                                                        Amount Deducted
-------------------------------- -------------------------------------------------------------------------------------------------------
--------------------------------
Contingent    Deferred    Sales                                                   8.5%
Charge*                                The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the Issue Date of the Annuity.
-------------------------------- -------------------------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------------------------
Transfer Fee                                                                     $10.00
                                                          (Deducted after the 20th transfer each Annuity Year)
-------------------------------- -------------------------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------------------------
Premium Tax Charge                     Up to 3.5% of the value that is annuitized, depends on the requirements of the applicable jurisdiction. This charge is deducted generally at the time you annuitize your contract.
-------------------------------- -------------------------------------------------------------------------------------------------------

*    The  following  are the  Contingent  Deferred  Sales  Charges (as a  percentage  of each  applicable  Purchase
Payment) upon  surrender or  withdrawal.  For purposes of  calculating  this charge we consider the year  following the Issue Date of your Annuity as Year 1.

                                        -------- ------ ------ ----- --------
                                        Yr. 1   Yr. 2  Yr. 3  Yr.   Yrs. 5+
                                                                4
                                        -------- ------ ------ ----- --------
                                        -------- ------ ------ ----- --------

                                        8.5%    8.0%   7.0%   6.0%   0.0%
                                        -------- ------ ------ ----- --------

The  following  table  provides a summary of the periodic  fees and charges you will pay while you own the Annuity, excluding  the  underlying  mutual fund  Portfolio  annual  expenses.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                    YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL FEES/CHARGES ASSESSED AGAINST THE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $35 or 2% of Account Value
                                                                          (Only applicable if Account Value is less than $100,000)
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS 1
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge 2                                                                   1.50%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge 2                                                                             0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Settlement Service Charge 3                                            1.40% per year of the value of each Sub-account if the Owner's beneficiary elects the Qualified Beneficiary Continuation
                                                                                         Option 4 ("Qualified BCO")
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts                                       1.65% per year of the value of each Sub-account
                                                                       (1.40% per year if you are a beneficiary electing the Qualified
                                                                                                    BCO)
--------------------------------------------------------------------- ------------------------------------------------------------------
1    These charges are deducted daily and apply to Variable Investment Options only.
2    The  combination  of the  Mortality and Expense Risk Charges and  Administration  Charge is referred to as the
"Insurance Charge" elsewhere in this Prospectus.
3    The  Mortality  & Expense  Risk  Charge and the  Administration  Charge do not apply if you are a  beneficiary under the Qualified  Beneficiary  Continuation  Option.  The  Settlement  Service  Charge applies only if your beneficiary elects the Qualified Beneficiary Continuation Option.
4    When an  Annuity  is used as an IRA,  403(b)  or  other  "qualified  investment",  upon  the  Owner's  death a beneficiary may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of  receiving  the death  benefit in a single  payment.  If a  beneficiary  elects  this  option,  the beneficiary  will incur the Settlement  Service  Charge.  Please refer to the section of this  prospectus that describes the Qualified  Beneficiary  Continuation  Option for more  detailed  information  about this option, including certain restrictions and limitations that may apply.

The  following  table  provides a summary of the fees and  charges  you will pay if you elect any of the  following optional  benefits.  Not all  optional  benefits may be purchased  in  combination  with one another.  You may only elect one optional  living  benefit.  The optional  living  benefits are the Guaranteed  Return Option Plus program
(and where not available,  Guaranteed Return Option),  the Guaranteed Minimum Withdrawal Benefit and the Guaranteed
Minimum Income Benefit. For the optional death benefits,  you may elect the Enhanced  Beneficiary  Protection Death
Benefit and the Highest  Anniversary  Value Death Benefit together or individually,  but the Combination 5% Roll-up and HAV Death Benefit may only be purchased  individually.  The fees and charges and each of the optional  benefits are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
                                     Optional Benefit                                         Optional Benefit    Total Annual Charge*
                                                                                                    Fee/
                                                                                                   Charge
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)/ GUARANTEED RETURN OPTION
We offer a program  that  guarantees  a  "return  of  premium"  at a future  date,  while     0.25% of average           1.90%;
allowing you to allocate all or a portion of your Account Value to certain Sub-accounts.    daily net assets of    1.65% for Qualified
                                                                                              the Sub-accounts             BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
We offer a program that  guarantees  your ability to withdraw  amounts over time equal to     0.35% of average           2.00%;
an  initial  principal  value,  regardless  of the impact of market  performance  on your   daily net assets of    1.75% for Qualified
Account Value.                                                                                the Sub-accounts             BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**                                                   0.50% per year of            1.65%
We offer a program that,  after a seven-year  waiting period,  guarantees your ability to       the average               PLUS
begin  receiving  income from your Annuity in the form of annuity  payments based on your     Protected Income    0.50% per year of
total Purchase  Payments and an annual increase of 5% on such Purchase  Payments adjusted    Value during each    average Protected
for  withdrawals  (called the  "Protected  Income  Value"),  regardless  of the impact of      year; deducted     Income Value
market performance on your Account Value.                                                   annually in arrears
                                                                                             each Annuity Year
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**                                                                           1.90%
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by providing  amounts in addition to the basic Death Benefit that   daily net assets of
can be used to offset  federal  and state  taxes  payable  on any  taxable  gains in your     the Sub-accounts
Annuity at the time of your death.
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by  providing a death  benefit  equal to the greater of the basic   daily net assets of           1.90%
Death Benefit and the Highest Anniversary Value, less proportional withdrawals.               the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT**
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.50% of average            2.15%
your  beneficiary(ies)  by providing the greater of the Highest  Anniversary  Value Death   daily net assets of
Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.               the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------------------------
Please  refer to the section of this  Prospectus  that  describes  each  optional  benefit for a complete  description  of the benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------------------------------------------
*    The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts.  If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.
**   These optional benefits are not available under the Qualified BCO.

The  following  table  provides the range  (minimum and  maximum) of the total annual  expenses for the  underlying mutual  funds  ("Portfolios")  as of December 31, 2003.  Each figure is stated as a  percentage  of the  underlying
Portfolio's average daily net assets.

----------------------------------------------------------------------------------------------------------------------------------------
                                               Total Annual Portfolio Operating Expenses
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
                                                                 Minimum                                      Maximum
---------------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
Total Portfolio Operating Expense                                 0.64%                                        4.69%
---------------------------------------------- -------------------------------------------- --------------------------------------------

The following are the  investment  management  fees,  other  expenses,  12b-1 fees (if  applicable),  and the total annual  expenses for each  underlying  mutual fund  ("Portfolio")  as of December 31, 2003,  except as noted.  Each figure is stated as a  percentage  of the  underlying  Portfolio's  average  daily net  assets.  For certain of the underlying  Portfolios,  a portion of the  management fee has been waived and/or other expenses have been partially reimbursed.  Any such fee waivers and/or  reimbursements  have been  reflected in the footnotes.  The "Total Annual
Portfolio  Operating  Expenses" reflect the combination of the underlying  Portfolio's  investment  management fee, other  expenses and any 12b-1 fees.  The  following  expenses are deducted by the  underlying  Portfolio  before it provides  American  Skandia with the daily net asset value.  Any footnotes  about expenses appear after the list of all the Portfolios.  The underlying  Portfolio  information was provided by the underlying mutual funds and has not been  independently  verified  by  us.  See  the  prospectuses  or  statements  of  additional  information  of the underlying  Portfolios for further  details.  The current  prospectus and statement of additional  information  for the underlying Portfolios can be obtained by calling 1-800-680-8920.

-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------
                                                       Management Fees          Other            12b-1 Fees        Total Annual
                                                                             Expenses 1                              Portfolio
               UNDERLYING PORTFOLIO                                                                                  Operating
                                                                                                                     Expenses
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------
-----------------------------------------------------------------------------------------------------------------------------------

Wells Fargo Variable Trust: 2
  International Equity                                     0.75%               0.59%               0.25%              1.59%
  Small Cap Growth                                         0.75%               0.25%               0.25%              1.25%
  Growth                                                   0.55%               0.33%               0.25%              1.13%
  Large Company Growth                                     0.55%               0.26%               0.25%              1.06%
  Equity Value                                             0.55%               0.40%               0.25%              1.20%
  Equity Income                                            0.55%               0.26%               0.25%              1.06%
  Asset Allocation                                         0.55%               0.22%               0.25%              1.02%
  Total Return Bond                                        0.45%               0.27%               0.25%              0.97%

American Skandia Trust: 3, 4
  AST JPMorgan International Equity 5                       0.88%               0.24%              0.02%               1.14%
  AST William Blair International Growth                    1.00%               0.23%              0.11%               1.34%
  AST DeAM International Equity                             1.00%               0.27%              0.00%               1.27%
  AST MFS Global Equity                                     1.00%               0.40%              0.00%               1.40%
  AST State Street Research Small-Cap Growth 6              0.90%               0.23%              0.07%               1.20%
  AST DeAM Small-Cap Growth                                 0.95%               0.22%              0.00%               1.17%
  AST Federated Aggressive Growth                           0.95%               0.27%              0.00%               1.22%
  AST Gabelli Small-Cap Value                               0.90%               0.20%              0.00%               1.10%
  AST DeAM Small-Cap Value                                  0.95%               0.41%              0.00%               1.36%
  AST Goldman Sachs Mid-Cap Growth                          1.00%               0.25%              0.16%               1.41%
  AST Neuberger Berman Mid-Cap Growth                       0.90%               0.21%              0.06%               1.17%
  AST Neuberger Berman Mid-Cap Value                        0.90%               0.17%              0.08%               1.15%
  AST Alger All-Cap Growth                                  0.95%               0.20%              0.25%               1.40%
  AST Gabelli All-Cap Value                                 0.95%               0.25%              0.00%               1.20%
  AST T. Rowe Price Natural Resources                       0.90%               0.25%              0.02%               1.17%
  AST Alliance Growth                                       0.90%               0.22%              0.04%               1.16%
  AST MFS Growth                                            0.90%               0.21%              0.14%               1.25%
  AST Marsico Capital Growth                                0.90%               0.16%              0.05%               1.11%
  AST Goldman Sachs Concentrated Growth                     0.90%               0.17%              0.06%               1.13%
  AST DeAM Large-Cap Value                                  0.85%               0.24%              0.00%               1.09%
  AST Alliance/Bernstein Growth + Value                     0.90%               0.25%              0.00%               1.15%
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------
                                                       Management Fees          Other            12b-1 Fees        Total Annual
                                                                             Expenses 1                              Portfolio
               UNDERLYING PORTFOLIO                                                                                  Operating
                                                                                                                     Expenses
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------
  AST Sanford Bernstein Core Value                          0.75%               0.24%              0.15%               1.14%
  AST Cohen & Steers Realty                                 1.00%               0.22%              0.02%               1.24%
  AST Sanford Bernstein Managed Index 500                   0.60%               0.18%              0.06%               0.84%
  AST American Century Income & Growth                      0.75%               0.24%              0.00%               0.99%
  AST Alliance Growth and Income                            0.75%               0.16%              0.08%               0.99%
  AST Hotchkis & Wiley Large-Cap Value 7                    0.75%               0.19%              0.04%               0.98%
  AST DeAM Global Allocation 8                              0.97%               0.29%              0.00%               1.26%
  AST American Century Strategic Balanced                   0.85%               0.26%              0.00%               1.11%
  AST T. Rowe Price Asset Allocation                        0.85%               0.27%              0.00%               1.12%
  AST T. Rowe Price Global Bond                             0.80%               0.26%              0.00%               1.06%
  AST Goldman Sachs High Yield 9                            0.75%               0.18%              0.00%               0.93%
  AST Lord Abbett Bond-Debenture                            0.80%               0.24%              0.00%               1.04%
  AST PIMCO Total Return Bond                               0.65%               0.15%              0.00%               0.80%
  AST PIMCO Limited Maturity Bond                           0.65%               0.17%              0.00%               0.82%
  AST Money Market                                          0.50%               0.14%              0.00%               0.64%

Gartmore Variable Investment Trust:
  GVIT Developing Markets                                   1.15%               0.24%               0.25%               1.64%

INVESCO Variable Investment Funds, Inc.: 10, 11
  Dynamics                                                   0.75%              0.42%               0.00%               1.17%
  Technology 12                                              0.75%              0.41%               0.00%               1.16%
  Health Sciences                                            0.75%              0.33%               0.00%               1.08%
  Financial Services                                         0.75%              0.36%               0.00%               1.11%

Evergreen Variable Annuity Trust: 13
  International Equity                                       0.66%              0.46%               0.00%               1.12%
  Special Equity                                             0.92%              0.26%               0.00%               1.18%
  Omega                                                      0.52%              0.20%               0.00%               0.72%

ProFund VP: 14                                               0.75%              0.91%               0.25%               1.91%
  Europe 30                                                  0.75%              0.93%               0.25%               1.93%
  Asia 30                                                    0.75%              0.95%               0.25%               1.95%
  Japan                                                      0.75%              1.30%               0.25%               2.30%
  Banks                                                      0.75%              1.03%               0.25%               2.03%
  Basic Materials                                            0.75%              1.04%               0.25%               2.04%
  Biotechnology                                              0.75%              1.33%               0.25%               2.33%
  Consumer Cyclical                                          0.75%              1.33%               0.25%               2.33%
  Consumer Non-Cyclical                                      0.75%              1.09%               0.25%               2.09%
  Energy                                                     0.75%              1.07%               0.25%               2.07%
  Financial                                                  0.75%              1.04%               0.25%               2.04%
  Healthcare                                                 0.75%              1.25%               0.25%               2.25%
  Industrial                                                 0.75%              1.01%               0.25%               2.01%
  Internet                                                   0.75%              1.06%               0.25%               2.06%
  Pharmaceuticals                                            0.75%              0.98%               0.25%               1.98%
  Precious Metals                                            0.75%              1.02%               0.25%               2.02%
  Real Estate                                                0.75%              1.05%               0.25%               2.05%
  Semiconductor                                              0.75%              0.93%               0.25%               1.93%
  Technology                                                 0.75%              1.06%               0.25%               2.06%
  Telecommunications                                         0.75%              1.06%               0.25%               2.06%
  Utilities                                                  0.75%              0.91%               0.25%               1.91%
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- ------------------- ------------------- ------------------- ------------------
                                                      Management Fees          Other             12b-1 Fees        Total Annual
                                                                             Expenses 1                              Portfolio
               UNDERLYING PORTFOLIO                                                                                  Operating
                                                                                                                     Expenses
---------------------------------------------------- ------------------- ------------------- ------------------- ------------------
  Bull                                                      0.75%              0.87%                0.25%               1.87%
  Bear                                                      0.75%              0.98%                0.25%               1.98%
  UltraBull                                                 0.75%              1.07%                0.25%               2.07%
  OTC                                                       0.75%              0.95%                0.25%               1.95%
  Short OTC                                                 0.75%              0.99%                0.25%               1.99%
  UltraOTC                                                  0.75%              0.97%                0.25%               1.97%
  Mid-Cap Value                                             0.75%              1.08%                0.25%               2.08%
  Mid-Cap Growth                                            0.75%              1.02%                0.25%               2.02%
  UltraMid-Cap                                              0.75%              1.08%                0.25%               2.08%
  Small-Cap Value                                           0.75%              1.08%                0.25%               2.08%
  Small-Cap Growth                                          0.75%              1.00%                0.25%               2.00%
  UltraSmall-Cap                                            0.75%              1.00%                0.25%               2.00%
  U.S. Government Plus                                      0.50%              0.99%                0.25%               1.74%
  Rising Rates Opportunity                                  0.75%              0.91%                0.25%               1.91%

First Defined Portfolio Fund LLC: 15, 16
  First Trust(R)10 Uncommon Values                          0.60%               1.51%               0.25%              2.36%
  Target Managed VIP                                        0.60%               0.99%               0.25%              1.84%
  The Dowsm DART 10                                         0.60%               2.59%               0.25%              3.44%
  Global Target 15                                          0.60%               3.84%               0.25%              4.69%
  S&P Target 24                                             0.60%               2.22%               0.25%              3.07%
  Nasdaq Target 15                                          0.60%               2.29%               0.25%              3.14%
  Value Line(R)Target 25                                    0.60%               2.69%               0.25%              3.54%

The Prudential Series Fund, Inc.:
SP William Blair International Growth 17                    0.85%               0.45%               0.25%              1.55%
---------------------------------------------------- ------------------- ------------------- ------------------- ------------------

1        As noted above,  shares of the Portfolios  generally are purchased  through variable  insurance  products.
     Many of the Portfolios  and/or their investment  advisers and/or  distributors  have entered into arrangements with us as the issuer of the Annuity under which they  compensate us for  providing  ongoing  services in lieu of the Trust  providing  such  services.  Amounts  paid under these  arrangements  are  included  under "Other
     Expenses." For more  information see the prospectus for each underlying  portfolio and,  "Service Fees payable to American Skandia," later in this prospectus.
2        The  Adviser of Wells  Fargo  Variable  Trust has  committed  through  April 30, 2005 to waive fees and/or reimburse  expenses to the extent  necessary  to maintain  the Fund's net  operating  expenses as shown in the following table:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             International Equity                        1.00%
                             Small Cap Growth                            1.20%
                             Growth                                      1.00%
                             Large Company Growth                        1.00%
                             Equity Value                                1.00%
                             Equity Income                               1.00%
                             Asset Allocation                            1.00%
                             Total Return Bond                           0.90%
3    The Portfolios' total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers,  reimbursements,  and offset  arrangements  are voluntary  and may be terminated by American  Skandia
     Investment  Services,  Inc. and  Prudential  Investments  LLC at any time.  After  accounting for the waivers, reimbursements and offset arrangements, the Portfolio's actual annual operating expenses were:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                     Portfolio Name                  Reimbursement
                                     --------------                  -------------
                         AST William Blair International Growth          1.24%
                         AST DeAM International Equity                   1.14%
                         AST DeAM Small-Cap Growth                       1.02%
                         AST DeAM Small-Cap Value                        1.15%
                         AST Goldman Sachs Mid-Cap Growth                1.31%
                         AST Marsico Capital Growth                      1.10%
                         AST Goldman Sachs Concentrated Growth           1.06%
                         AST DeAM Large-Cap Value                        0.99%
                         AST Alliance Growth and Income                  0.97%
                         AST DeAM Global Allocation                      0.14%
                         AST PIMCO Total Return Bond                     0.78%
                         AST Money Market                                0.59%
     Effective May 1, 2004, the Investment  Managers have voluntarily  agreed to waive a portion of their fee equal to .05% of the average daily net assets of the AST Hotchkis & Wiley Large-Cap Value Portfolio.  If such waiver had been in place at year-end, the Portfolio's actual annual operating expenses would have been 0.93%.
4    The Trust adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 of the Investment Company Act of 1940 to permit an  affiliate  of the  Trust's  Investment  Managers  to receive  brokerage  commissions  in connection  with  purchases  and  sales of  securities  held by  Portfolios  of the  Trust,  and to use  these commissions to promote the sale of shares of such  Portfolio.  The chart above shows the amount of commissions paid during 2003 to the affiliate of the Investment Managers to promote distribution, shown as a percentage of
     Portfolio average daily net assets. The Distribution Plan does not limit the amount of commissions that may be directed  under  the Plan,  so the  amount  directed  in future  years  may be  greater  than or less than the percentage  shown in the chart  above.  Overall  brokerage  commission  rates and amounts  paid by the various
     Portfolios are not expected to increase as a result of the Distribution Plan.
5        Effective  February  23,  2004,  J.P.  Morgan  Investment  Management,  Inc.  became  Sub-advisor  of  the
     Portfolio.  Prior to  February  23,  2004,  Strong  Capital  Management,  Inc.  served as  sub-advisor  of the
     Portfolio, then named "AST Strong International Equity."
6        Effective  May  1,  2004,  State  Street  Research  and  Management  Company  became  Sub-advisor  of  the
     Portfolio.  Prior to May 1, 2004,  Pilgrim Baxter & Associates  served as  Sub-advisor of the Portfolio,  then named "AST PBHG Small Cap Growth."
7        Effective May 1, 2004,  Hotchkis and Wiley Capital  Management  LLC became  Sub-advisor  of the Portfolio.
     Prior to May 1, 2004,  INVESCO Funds Group,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST
     INVESCO Capital Income."
8    (a) The DeAM Global  Asset  Allocation  Portfolio  invests  primarily in shares of other AST  Portfolios  (the
     "Underlying  Portfolios").  The only  management  fee  directly  paid by the  Portfolio is a 0.10% fee paid to
     American Skandia  Investment  Services,  Inc. and Prudential  Investments LLC. The management fee shown in the chart for the Portfolio is (i) that 0.10%  management  fee paid by the Portfolio  plus (ii) an estimate of the management fees paid by the Underlying  Portfolios,  which are borne indirectly by investors in the Portfolio.
     The estimate was calculated  based on the percentage of the Portfolio invested in each Underlying  Portfolio as of December 31, 2003 using the management fee rates shown in the chart above.
     (b) The DeAM Global  Asset  Allocation  Portfolio  invests  primarily in shares of other AST  Portfolios  (the
     "Underlying  Portfolios").  The expense  information  shown in the chart for the  Portfolio  reflects  (i) the expenses of the  Portfolio  itself plus (ii) an estimate of the expenses  paid by the  Underlying  Portfolios, which are borne  indirectly  by  investors in the  Portfolio.  The  estimate  was  calculated  based on the percentage of the Portfolio  invested in each  Underlying  Portfolio as of December 31, 2003 using the expense rates for the Underlying Portfolios shown in the above chart.
9        Effective May 1, 2004,  Goldman Sachs Asset Management,  L.P. became  Sub-advisor of the Portfolio.  Prior to May 1, 2004,  Federated  Investment  Counseling  served as Sub-advisor  of the  Portfolio,  then named "AST
     Federated High Yield."
10       The Fund has adopted a new form of  administrative  services and transfer agency  agreements which will be effective  May 1, 2004.  As a result,  Other  Expenses have been restated to reflect the changes in fees under the new agreements.
11       The Fund's  adviser is entitled to receive  reimbursement  from the Fund for fees and expenses paid for by the Fund's  adviser  pursuant to expense  limitation  commitments  between the Fund's  adviser and the Fund if such  reimbursement  does  not  cause  the  Fund  to  exceed  its  then-current  expense  limitations  and the reimbursement is made within three years after the Fund's adviser incurred the expense.
12       As a result of a  reorganization  on April 30, 2004 of INVESCO  VIF  Telecommunications  into  INVESCO VIF
     Technology, the Portfolio's Total Annual Operating Expenses have been restated to reflect current expenses.
13       Evergreen  Investment  Management  Company,  LLC  ("Evergreen")  may  voluntarily  waive  its fees  and/or reimburse  the Fund for  certain of its  expenses  in order to reduce  expenses  as shown in the table  below.
     Amounts  waived  and/or  reimbursed  may be recouped up to a period of three  years  following  the end of the fiscal  year in which the fee waivers  and/or  expense  reimbursements  were made.  Evergreen  may cease these voluntary waivers and/or reimbursements at any time.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             International Equity                        1.07%
                             Special Equity                              1.03%

14       ProFund Advisors LLC has contractually  agreed to waive Investment  Advisory and Management  Services Fees and to reimburse other expenses to the extent Total Annual Portfolio  Operating  Expenses,  as a percentage of average  daily net assets,  exceed  1.98% (1.73% for ProFund VP U.S.  Government  Plus)  through  December 31,
     2004.  After such date,  any of the  expense  limitations  may be  terminated  or revised.  Amounts  waived or reimbursed  in a  particular  fiscal  year may be repaid to ProFund  Advisors  LLC within  three  years of the waiver or  reimbursement  to the extent that recoupment will not cause the Portfolio's  expenses to exceed any expense  limitation in place at that time. A waiver or  reimbursement  lowers the expense ration and increases overall returns to investors.
15       The Funds' Board of Trustees  reserve the right to suspend  payments  under the 12b-1 Plan at any time. On
     May 1,  2003,  12b-1  payments  were  suspended  for all Funds  except  the  First  Trust 10  Uncommon  Values
     Portfolio.  Payments  under the 12b-1  Plan will  resume  effective  May 1, 2004 for the  Target  Managed  VIP
     Portfolio,  the Dow Dart 10  Portfolio,  the Global  Target 15  Portfolio,  the S&P Target 24  Portfolio,  the
     Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.
16       First Trust has  voluntarily  agreed to waive fees and reimburse  expenses of the Funds through  September
     30,  2005 to limit  Total  Annual Fund  Operating  Expenses  (excluding  brokerage  expense and  extraordinary expense)  as shown in the table  below.  There can be no  assurance  that First  Trust will  continue to waive fees and reimburse  expenses after  September 30, 2005.  First Trust may seek  restitution  from the Funds for fees waived and expenses  reimbursed within three years following such waiver or reimbursement;  however,  the restitution is limited to the extent that it would not cause a Fund to exceed current expense limitations.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------

                           First Trust(R)10 Uncommon Values               1.37%
                           Target Managed VIP                            1.47%
                           S&P Target 24                                 1.47%
                           The Dowsm DART 10                             1.47%
                           Value Line(R)Target 25                         1.47%
                           Global Target 15                              1.47%
                           Nasdaq Target 15                              1.47%

17       Effective May 1, 2004,  William Blair & Company,  LLC became  Sub-advisor of the  Portfolio.  Prior to May
     1, 2004,  Prudential  Investments  LLC/Jennison  Associates LLC served as  Sub-advisor of the Portfolio,  then named "SP Jennison International Growth."

EXPENSE EXAMPLES

These  examples are  designed to assist you in  understanding  the various  expenses you may incur with the Annuity over certain  periods of time based on specific  assumptions.  The examples  reflect the Contingent  Deferred Sales
Charges (when  applicable),  Annual  Maintenance Fee (when  applicable),  Insurance  Charge,  and the maximum total annual portfolio  operating  expenses for the underlying  Portfolio  (shown above),  as well as the maximum charges for the  optional  benefits  that are  offered  under the  Annuity  that can be  elected  in  combination  with one another.  The Securities and Exchange Commission ("SEC") requires these examples.

Below  are  examples  showing  what you  would pay in  expenses  at the end of the  stated  time  periods  for each
Sub-account  had you  invested  $10,000 in the Annuity and received a 5% annual  return on assets,  and elected all optional benefits available.

The examples  shown assume that:  (a) you only  allocate  Account Value to the  Sub-account  with the maximum total annual portfolio  operating  expenses for the underlying  Portfolio (shown above),  not to a Fixed Allocation;  (b)
the Insurance Charge is assessed as 1.65% per year; (c) the Annual  Maintenance Fee (when  applicable) is reflected as an asset-based  charge based on an assumed  average  contract size; (d) you make no withdrawals of Account Value during the period  shown;  (e) you make no transfers,  withdrawals,  surrender or other  transactions  for which we charge a fee for during the period  shown;  (f) no tax charge  applies;  (g) the  maximum  total  annual  portfolio operating expenses for the underlying  Portfolio (shown above) are reflected;  and (h) the charge for each optional benefit is reflected as an additional  charge equal to 0.50% of Protected  Income Value for the Guaranteed  Minimum
Income  Benefit and 0.50% per year of the  average  daily net assets of the  Sub-accounts  for the  Combination  5%
Roll-up and Highest  Anniversary  Value Death  Benefit.  Amounts  shown in the  examples are rounded to the nearest dollar.

Expense  Examples are provided as follows:  1.) if you  surrender the Annuity at the end of the stated time period;
2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity.

THE EXAMPLES ARE ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST OR FUTURE EXPENSES OF
THE  UNDERLYING  MUTUAL  FUNDS OR THEIR  PORTFOLIOS - ACTUAL  EXPENSES  WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT
ELECT ALL OF THE OPTIONAL BENEFITS AVAILABLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

If you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                       $1,519                       $2,833                      $3,576                     $6,704
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $754                        $2,203                      $3,576                     $6,704
            ----------------------------- --------------------------- --------------------------- --------------------------

If you do not surrender your contract:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $754                        $2,203                      $3,576                     $6,704
            ----------------------------- --------------------------- --------------------------- --------------------------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable  investment option is a Sub-account of American Skandia Life Assurance  Corporation  Variable Account
B (see "What are Separate  Accounts" for more detailed  information.) Each Sub-account  invests  exclusively in one
Portfolio.  You should  carefully read the prospectus for any Portfolio in which you are interested.  The following chart  classifies each of the Portfolios  based on our assessment of their investment style (as of the date of this
Prospectus).  The chart also provides a description  of each  Portfolio's  investment  objective (in italics) and a short,  summary  description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.

The name of the  advisor/sub-advisor  for each Portfolio  appears next to the  description.  Those Portfolios whose name includes the prefix "AST" are  Portfolios  of American  Skandia  Trust.  The  investment  managers for AST are
American  Skandia  Investment  Services,  Incorporated  and Prudential  Investments  LLC,  affiliated  companies of
American  Skandia.  However,  a  sub-advisor,   as  noted  below,  is  engaged  to  conduct  day-to-day  investment decisions.

The Portfolios  are not publicly  traded mutual funds.  They are only  available as investment  options in variable annuity  contracts  and variable  life  insurance  policies  issued by insurance  companies,  or in some cases,  to participants in certain  qualified  retirement  plans.  However,  some of the Portfolios  available as Sub-accounts under the Annuity are managed by the same  portfolio  advisor or sub-advisor as a retail mutual fund of the same or similar name that the  Portfolio  may have been modeled  after at its  inception.  Certain  retail mutual funds may also have been modeled after a Portfolio.  While the  investment  objective and policies of the retail mutual funds and the  Portfolios  may be  substantially  similar,  the  actual  investments  will  differ  to  varying  degrees.
Differences in the  performance of the funds can be expected,  and in some cases could be  substantial.  You should not  compare  the  performance  of a publicly  traded  mutual  fund with the  performance  of any  similarly  named
Portfolio  offered  as a  Sub-account.  Details  about  the  investment  objectives,  policies,  risks,  costs  and management  of the  Portfolios  are  found  in the  prospectuses  for the  underlying  mutual  funds.  The  current prospectus  and  statement of  additional  information  for the  underlying  Portfolios  can be obtained by calling
1-800-680-8920.

===================================================================================================================
Effective  May  1,  2004,  the  SP  William  Blair  International   Growth  Portfolio  (formerly  the  SP  Jennison
International  Growth Portfolio) is no longer offered as a Sub-account under the Annuity,  except as follows: if at any time  prior to May 1,  2004 you had any  portion  of your  Account  Value  allocated  to the SP  William  Blair
International  Growth  Sub-account,  you may continue to allocate  Account Value and make transfers into and/or out of the SP William Blair  International  Growth  Sub-account,  including any bank drafting,  dollar cost  averaging, asset  allocation and  rebalancing  programs.  If you never had a portion of your Account Value allocated to the SP
William Blair  International  Growth  Sub-account prior to May 1, 2004 or if you purchase your Annuity after May 1,
2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-Account.

This  Sub-account  may be offered to new Owners at some future  date;  however,  at the present  time,  there is no intention  to do so. We also  reserve  the right to offer or close this  Sub-account  to all Owners  that owned the
Annuity prior to the close date.
===================================================================================================================

Please refer to Appendix A for certain  required  financial  information  related to the historical  performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      INTER-        WFVT International  Equity: seeks total return, with an emphasis on capital  appreciation.  The    Wells Fargo Funds
                    Portfolio  invests  principally in equity  securities of companies  based in developed  foreign    Management, LLC
                    countries and emerging markets. The Portfolio employs a bottom up, fundamental  approach,  that
 NATIONAL EQUITY    also considers  relative  valuation,  to identify  companies with  above-average  potential for long-term growth and total return.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP EQUITY   WFVT  Small Cap  Growth:  seeks  long-term  capital  appreciation.  The  Portfolio  focuses  on    Wells Fargo Funds
                    companies that they believe have  above-average  growth  potential,  or that may be involved in     Management, LLC
                    new or innovative  products,  services and  processes.  The Portfolio  invests  principally  in securities  of companies  with market  capitalizations  equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization  range that is expected to change frequently.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT Growth:  seeks long-term  capital  appreciation.  The Portfolio  focuses on companies that they believe have above-average growth potential,  or that may be involved in new or innovative
                    products,   services  and  processes.  The  Portfolio  invests  principally  in  securities  of
 LARGE CAP EQUITY   companies  with  market  capitalizations  equal to or lower than the  company  with the largest    Wells Fargo Funds
                    market capitalization in the Russell 2000 Index, a small-capitalization  range that is expected     Management, LLC
                    to change frequently.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT Large Company Growth: seeks long-term capital  appreciation.  The Portfolio invests in the
                    common stocks of large U.S.  companies that they believe have superior  growth  potential.  The    Wells Fargo Funds
 LARGE CAP EQUITY   Portfolio  invests  principally  in securities of companies with market  capitalizations  of $3     Management, LLC
                    billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP EQUITY   WFVT Equity Value:  seeks long-term  capital  appreciation and  above-average  dividend income.    Wells Fargo Funds
                    The Portfolio  invests  primarily in equity  securities  that they believe are  undervalued  in    Management, LLC
                    relation  to  various   valuation   measures,   and  that  have  strong  return  potential  and
                    above-average  dividend income.  The Portfolio  invests  principally in securities of companies with market capitalizations of $3 billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.    Wells Fargo Funds
                    The  Portfolio  invests  in the  common  stocks of large  U.S.  companies  with  strong  return    Management, LLC
                    potential and above-average  dividend income.  The Portfolio invests  principally in securities of companies with market capitalizations of $3 billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT Asset  Allocation:  seeks  long-term total return,  consistent  with reasonable  risk. The
                    Portfolio  invests in equity  and  fixed-income  securities  in  varying  proportions,  with an emphasis  on equity  securities.  The  Portfolio  does not  select  individual  securities  for investment,  rather,  it  buys  substantially  all of the  securities  of  various  indexes  to
                    replicate  such  indexes.  The  Portfolio  invests  the equity  portion of its assets in common    Wells Fargo Funds
ASSET ALLOCATION    stocks to replicate the S&P 500 Index,  and invests the  fixed-income  portion of its assets in     Management, LLC
                    U.S.  Treasury Bonds to replicate the Lehman Brothers 20+ Treasury  Index.  The Portfolio seeks to maintain a 95% or better performance  correlation with the respective  indexes,  before fees and expenses,  regardless of market conditions.  The Portfolio's "neutral" target allocation is
                    60% equity securities and 40% fixed-income securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         WFVT Total Return Bond: seeks total return consisting of income and capital  appreciation.  The    Wells Fargo Funds
                    Portfolio  invests  principally  in  investment-grade  debt  securities,   which  include  U.S.
                    Government obligations,  corporate bonds, mortgage- and other asset-backed securities and money market  instruments.  Under  normal  circumstances,  the  Portfolio  is expected to maintain an
                    overall effective duration between 4 and 5.5 years.                                                 Management, LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST JPMorgan  International  Equity (f/k/a AST Strong  International  Equity):  seeks long-term capital  growth by investing in a diversified  portfolio of  international  equity  securities.
                    The  Portfolio  seeks to meet its objective by investing,  under normal market  conditions,  at least 80% of its assets in a diversified  portfolio of equity  securities of companies  located
      EQUITY        or operating in developed  non-U.S.  countries  and emerging  markets of the world.  The equity       J.P. Morgan
                    securities will ordinarily be traded on a recognized foreign  securities  exchange or traded in  Investment Management
                    a foreign  over-the-counter  market in the country where the issuer is principally  based,  but           Inc.
                    may also be traded in other countries including the United States.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST William Blair International  Growth (AST American Century  International Growth merged into     William Blair &
                    this  Portfolio):  seeks  long-term  growth of capital.  The  Portfolio  pursues its  objective     Company, L.L.C.
                    primarily  through  investments  in equity  securities  of issuers  located  outside the United
                    States.  The  Portfolio  normally  invests at least 80% of its total  assets in  securities  of
      EQUITY        issuers from at least five  different  countries,  excluding the United  States.  The Portfolio invests primarily in companies  selected for their growth  potential.  Securities are generally selected  without  regard to any defined  allocation  among  countries,  geographic  regions or industry sectors, or other similar selection procedure.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST DeAM  International  Equity:  seeks capital growth.  The Portfolio pursues its objective by investing  at least 80% of the value of its assets in the equity  securities  of  companies  in developed  non-U.S.  countries that are represented in the MSCI EAFE(R)Index. The target of this
                    Portfolio  is to track the  performance  of the MSCI  EAFE(R)Index  within  4% with a  standard
      EQUITY        deviation  expected of +/- 4%. The  Sub-advisor  considers  a number of factors in  determining      Deutsche Asset
                    whether to invest in a stock,  including  earnings growth rate,  analysts'  estimates of future     Management, Inc.
                    earnings and industry-relative price multiples.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Global Equity:  seeks capital growth.  Under normal circumstances the Portfolio invests
                    at least 80% of its assets in equity securities of U.S. and foreign issuers  (including issuers      Massachusetts
  GLOBAL EQUITY     in developing  countries).  The Portfolio  generally seeks to purchase  securities of companies    Financial Services
                    with relatively large market capitalizations relative to the market in which they are traded.           Company
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST State Street Research  Small-Cap  Growth (f/k/a AST PBHG Small-Cap  Growth):  seeks capital growth.  The Portfolio  pursues its objective by primarily  investing at least 80% of the value
 SMALL CAP GROWTH   of its assets in the common stocks of small-sized  companies,  whose market capitalizations are  State Street Research similar to market  capitalizations  of the  companies in the Russell 2000(R)Index at the time of  and Management Company the Portfolio's investment.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  Small-Cap  Growth:  seeks maximum  growth of  investors'  capital from a portfolio of growth  stocks of  smaller  companies.  The  Portfolio  pursues  its  objective,  under  normal circumstances,  by  primarily  investing  at  least  80%  of its  total  assets  in the  equity
 SMALL CAP GROWTH   securities  of  small-sized   companies  included  in  the  Russell  2000  Growth(R)Index.  The      Deutsche Asset
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity     Management, Inc.
                    securities  which  approximates  the market risk of those  stocks  included in the Russell 2000
                    Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    SMALL CAP       AST Federated  Aggressive  Growth:  seeks capital growth.  The Portfolio pursues its investment objective by investing in the stocks of small  companies  that are traded on national  security
                    exchanges,  NASDAQ stock  exchange and the  over-the-counter-market.  Small  companies  will be   Federated Investment
      GROWTH        defined as  companies  with market  capitalizations  similar to  companies  in the Russell 2000   Counseling/Federated
                    Growth Index. Up to 25% of the  Portfolio's  net assets may be invested in foreign  securities,    Global Investment
                    which are typically denominated in foreign currencies.                                              Management Corp.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------ -------------------------------------------------------------------------------------------------- ----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                           SUB-ADVISOR
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
 SMALL CAP VALUE   AST Gabelli Small-Cap Value: seeks to provide long-term capital growth by investing  primarily in
                   small-capitalization   stocks  that  appear  to  be  undervalued.   The  Portfolio  will  have  a
                   non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement  applies at the time
                   the  Portfolio  invests  its  assets.  The  Portfolio  generally  defines  small   capitalization
                   companies as those with a  capitalization  of $1.5 billion or less.  Reflecting a value  approach
                   to investing,  the Portfolio will seek the stocks of companies  whose current stock prices do not          GAMCO
                   appear to adequately  reflect their underlying value as measured by assets,  earnings,  cash flow     Investors, Inc.
                   or business franchises.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
                   AST DeAM Small-Cap Value: seeks maximum growth of investors'  capital.  The Portfolio pursues its objective,  under normal  market  conditions,  by  primarily  investing at least 80% of its total
                   assets in the equity  securities  of  small-sized  companies  included in the Russell 2000(R)Value     Deutsche Asset
 SMALL CAP VALUE   Index.  The  Sub-advisor  employs an  investment  strategy  designed to  maintain a portfolio  of    Management, Inc.
                   equity  securities  which  approximates  the market risk of those stocks  included in the Russell
                   2000(R)Value Index, but which attempts to outperform the Russell 2000(R)Value Index.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
  MID-CAP GROWTH   AST Goldman Sachs Mid-Cap Growth:  seeks  long-term  capital  growth.  The Portfolio  pursues its   Goldman Sachs Asset
                   investment  objective,  by  investing  primarily in equity  securities  selected for their growth    Management, L.P.
                   potential,  and normally invests at least 80% of the value of its assets in medium capitalization companies.  For  purposes  of the  Portfolio,  medium-sized  companies  are  those  whose  market capitalizations  (measured at the time of  investment)  fall within the range of companies in the
                   Standard & Poor's MidCap 400 Index. The Sub-advisor seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
                   AST Neuberger Berman Mid-Cap Growth:  seeks capital growth.  Under normal market conditions,  the
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of  mid-cap companies.  For purposes of the  Portfolio,  companies  with equity market  capitalizations  that
  MID-CAP GROWTH   fall within the range of the Russell  Midcap(R)Index,  at the time of  investment,  are considered    Neuberger Berman
                   mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in  the  securities  of     Management Inc.
                   large-cap  companies as well as in small-cap  companies.  The Sub-advisor  looks for fast-growing companies that are in new or rapidly evolving industries.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
  MID-CAP VALUE    AST Neuberger Berman Mid-Cap Value:  seeks capital growth.  Under normal market  conditions,  the    Neuberger Berman
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of  mid-cap companies.  For purposes of the  Portfolio,  companies  with equity market  capitalizations  that fall within the range of the  Russell  Midcap(R)Index at the time of  investment  are  considered mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in  the  securities  of large-cap  companies  as well as in small-cap  companies.  Under the  Portfolio's  value-oriented
                   investment  approach,  the Sub-advisor  looks for  well-managed  companies whose stock prices are     Management Inc.
                   undervalued and that may rise in price before other investors realize their worth.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
     ALL-CAP       AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio  invests  primarily in equity  securities,  such as common or preferred stocks,  that are listed on U.S. exchanges or in the  over-the-counter  market.  The Portfolio may invest in the equity securities of companies of
      GROWTH       all sizes,  and may  emphasize  either  larger or smaller  companies at a given time based on the       Fred Alger
                   Sub-advisor's assessment of particular companies and market conditions.                              Management, Inc.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
     ALL-CAP       AST Gabelli  All-Cap  Value:  seeks  capital  growth.  The  Portfolio  pursues its  objective  by  GAMCO Investors, Inc.
                   investing  primarily in readily marketable equity securities  including common stocks,  preferred stocks and  securities  that may be converted at a later time into common  stock.  The  Portfolio may invest in the  securities  of  companies of all sizes,  and may  emphasize  either  larger or
      VALUE        smaller companies at a given time based on the Sub-advisor's  assessment of particular  companies and market  conditions.  The Portfolio focuses on companies that appear  underpriced  relative to their private market value ("PMV").  PMV is the value that the Portfolio's  Sub-advisor  believes informed investors would be willing to pay for a company.
------------------ -------------------------------------------------------------------------------------------------- ----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        AST T. Rowe Price Natural  Resources:  seeks  long-term  capital growth  primarily  through the      T. Rowe Price
                    common stocks of companies  that own or develop  natural  resources  (such as energy  products,     Associates, Inc.
                    precious  metals and forest  products)  and other basic  commodities.  The  Portfolio  normally invests  primarily (at least 80% of its total assets) in the common stocks of natural  resource companies whose earnings and tangible  assets could benefit from  accelerating  inflation.  The
                    Portfolio looks for companies that have the ability to expand production,  to maintain superior
                    exploration  programs  and  production   facilities,   and  the  potential  to  accumulate  new
                    resources.  At least 50% of Portfolio assets will be invested in U.S. securities,  up to 50% of total assets also may be invested in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance  Growth:  seeks long-term  capital growth.  The Portfolio  invests at least 80% of its total assets in the equity  securities of a limited  number of large,  carefully  selected, high-quality  U.S.  companies  that are judged  likely to  achieve  superior  earnings  growth.
 LARGE CAP GROWTH   Normally,  about 40-60  companies will be  represented in the Portfolio,  with the 25 companies     Alliance Capital
                    most  highly  regarded  by  the  Sub-advisor  usually  constituting  approximately  70%  of the     Management, L.P.
                    Portfolio's  net assets.  An emphasis is placed on identifying  companies  whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and
                    related securities,  such as preferred stocks,  convertible securities and depositary receipts,      Massachusetts
 LARGE CAP GROWTH   of companies that the  Sub-advisor  believes offer better than average  prospects for long-term    Financial Services
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run         Company
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment     Marsico Capital
                    objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be     Management, LLC
                    incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large, a "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs  Concentrated  Growth (AST DeAM Large-Cap Growth merged into this Portfolio):
                    seeks growth of capital in a manner  consistent with the  preservation of capital.  Realization of  income  is not a  significant  investment  consideration  and any  income  realized  on the
                    Portfolio's  investments,  therefore,  will be incidental  to the  Portfolio's  objective.  The
 LARGE CAP GROWTH   Portfolio  will pursue its objective by investing  primarily in equity  securities of companies   Goldman Sachs Asset
                    that  the  Sub-advisor  believes  have  potential  to  achieve  capital  appreciation  over the     Management, L.P.
                    long-term.  The Portfolio seeks to achieve its investment objective by investing,  under normal circumstances,  in approximately 30 - 45 companies that are considered by the Sub-advisor to be positioned for long-term growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST DeAM Large-Cap Value:  seeks maximum growth of capital by investing  primarily in the value      Deutsche Asset
                    stocks  of  larger  companies.  The  Portfolio  pursues  its  objective,  under  normal  market     Management, Inc.
                    conditions,  by  primarily  investing  at least  80% of the value of its  assets in the  equity
                    securities  of  large-sized   companies   included  in  the  Russell  1000(R)Value  Index.  The
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity securities  which  approximates  the market risk of those stocks  included in the Russell 1000(R)
                    Value Index,  but which  attempts to outperform  the Russell  1000(R)Value Index through  active stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       AST Alliance/Bernstein  Growth + Value: seeks capital growth by investing  approximately 50% of     Alliance Capital
                    its assets in growth  stocks of large  companies and  approximately  50% of its assets in value     Management, L.P.
                    stocks of large  companies.  The Portfolio will invest primarily in commons tocks of large U.S.
                    companies  included in the Russell 1000(R)Index (the "Russell 1000(R)"). The Russell 1000(R)is a
                    market capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.
                    companies.  Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35
      BLEND         companies  primarily from the Russell 1000(R)Growth Index constituting  approximately 50% of the
                    Portfolio's  net assets and 35-50  companies  primarily  from the  Russell  1000(R)Value  Index
                    constituting  the  remainder  of  the  Portfolio's  net  assets.   There  will  be  a  periodic
                    rebalancing  of each  segment's  assets  to take  account  of market  fluctuations  in order to maintain the approximately equal allocation.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST Sanford  Bernstein Core Value:  seeks  long-term  capital growth by investing  primarily in   Sanford C. Bernstein
                    common stocks.  The  Sub-advisor  expects that the majority of the  Portfolio's  assets will be        & Co., LLC
                    invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities  created when companies are undervalued on the basis of investor  reactions to near-term problems or circumstances even though their long-term  prospects  remain sound. The Sub-advisor  seeks to identify  individual companies with earnings growth potential that may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate securities.  The  Portfolio  pursues  its  investment  objective  by  investing,  under  normal circumstances,  at least 80% of its net assets in  securities  of real  estate  issuers.  Under
   REAL ESTATE      normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity      Cohen & Steers
      (REIT)        securities of real estate companies,  i.e., a company that derives at least 50% of its revenues   Capital Management,
                    from the ownership,  construction,  financing, management or sale of real estate or that has at           Inc.
                    least  50% of its  assets in real  estate.  Real  estate  companies  may  include  real  estate investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Sanford Bernstein Managed Index 500: will invest, under normal circumstances,  at least 80%
                    of its net assets in  securities  included in the Standard & Poor's 500  Composite  Stock Price
                    Index  (the  "S&P(R)500 ").  The  Portfolio  seeks  to  outperform  the S&P 500  through  stock selection  resulting  in  different  weightings  of common  stocks  relative to the index.  The
                    Portfolio will invest  primarily in the common stocks of companies  included in the S&P 500. In seeking  to  outperform  the S&P  500,  the  Sub-advisor  starts  with a  portfolio  of  stocks
  MANAGED INDEX     representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative   Sanford C. Bernstein
                    criteria  that are designed to indicate  whether a particular  stock will  predictably  perform        & Co., LLC
                    better or worse than the S&P 500. Based on these criteria,  the Sub-advisor  determines whether the  Portfolio  should  over-weight,  under-weight  or hold a  neutral  position  in the  stock relative  to the  proportion  of the S&P 500  that  the  stock  represents.  In  addition,  the
                    Sub-advisor  also  may  determine  that  based on the  quantitative  criteria,  certain  equity securities that are not included in the S&P 500 should be held by the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST American  Century Income & Growth (AST MFS Growth with Income merged into this  Portfolio):
                    seeks  capital  growth with current  income as a secondary  objective.  The  Portfolio  invests primarily in common stocks that offer  potential for capital growth,  and may,  consistent with its  investment  objective,  invest in stocks  that offer  potential  for current  income.  The
       AND          Sub-advisor  utilizes a  quantitative  management  technique  with a goal of building an equity     American Century
      INCOME        portfolio  that provides  better  returns than the S&P 500 Index without  taking on significant        Investment
                    additional  risk and while  attempting to create a dividend yield that will be greater than the     Management, Inc.
                    S&P 500 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST Alliance Growth and Income:  seeks long-term  growth of capital and income while attempting     Alliance Capital
                    to avoid excessive  fluctuations in market value. The Portfolio  normally will invest in common     Management, L.P.
                    stocks  (and  securities   convertible  into  common  stocks).  The  Sub-advisor  will  take  a
       AND          value-oriented  approach,  in that it will  try to keep  the  Portfolio's  assets  invested  in
      INCOME        securities that are selling at reasonable  valuations in relation to their fundamental business prospects.  The  stocks  that the  Portfolio  will  normally  invest in are  those of  seasoned companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    AST Hotchkis & Wiley Large-Cap Value (f/k/a AST INVESCO Capital  Income):  seeks current income and long-term growth of income, as well as capital appreciation.  The Portfolio invests,  under normal  circumstances,  at least 80% of its net assets plus borrowings for investment  purposes
                    in common stocks, of large cap U.S.  companies,  that have a high cash dividend or payout yield     Hotchkis & Wiley
                    relative to the market.  The  Sub-advisor  currently  considers large cap companies to be those   Capital Management,
                    with market  capitalizations  like those  founding  the Russell 1000 Index.  Additionally,  the           LLC
                    Portfolio can invest up to 20% of its total assets in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Global  Allocation:  seeks a high level of total  return by  investing  primarily in a diversified  portfolio  of  mutual  funds.  The  Portfolio  seeks  to  achieve  its  investment objective  by  investing  in  several  other  AST  Portfolios  ("Underlying  Portfolios").  The
                    Portfolio intends its strategy of investing in combinations of Underlying  Portfolios to result      Deutsche Asset
     BALANCED       in  investment  diversification  that an  investor  could  otherwise  achieve  only by  holding     Management, Inc.
                    numerous  investments.  The  Portfolio  is  expected  to be  invested  in  at  least  six  such
                    Underlying  Portfolios at any time. It is expected that the  investment  objectives of such AST
                    Portfolios will be diversified.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital  growth and  current  income.  The
                    Sub-advisor  intends  to  maintain  approximately  60%  of the  Portfolio's  assets  in  equity
                    securities and the remainder in bonds and other fixed income  securities.  Both the Portfolio's     American Century
     BALANCED       equity and fixed  income  investments  will  fluctuate  in value.  The equity  securities  will        Investment
                    fluctuate  depending on the  performance of the companies that issued them,  general market and     Management, Inc.
                    economic  conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
ASSET ALLOCATION    AST T. Rowe Price Asset Allocation:  seeks a high level of total return by investing  primarily in a  diversified  portfolio  of fixed income and equity  securities.  The  Portfolio  normally invests  approximately  60% of its total  assets in equity  securities  and 40% in fixed income securities.  The Sub-advisor  concentrates common stock investments in larger, more established
                    companies,  but the  Portfolio may include small and  medium-sized  companies  with good growth      T. Rowe Price
                    prospects.  The fixed income portion of the Portfolio will be allocated among  investment grade     Associates, Inc.
                    securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   GLOBAL BOND      AST T. Rowe Price Global  Bond:  seeks to provide  high  current  income and capital  growth by      T. Rowe Price
                    investing  in  high-quality  foreign and U.S.  dollar-denominated  bonds.  The  Portfolio  will   International, Inc.
                    invest at least 80% of its total  assets in all types of high  quality  bonds  including  those issued  or  guaranteed  by U.S.  or  foreign  governments  or  their  agencies  and by  foreign authorities,  provinces and  municipalities  as well as investment  grade  corporate  bonds and mortgage and  asset-backed  securities of U.S. and foreign  issuers.  The  Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized  through  hedging.  The Portfolio may also invest up to
                    20% of its assets in the aggregate in below  investment-grade,  high-risk bonds ("junk bonds").
                    In addition,  the  Portfolio may invest up to 30% of its assets in  mortgage-backed  (including derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 HIGH YIELD BOND    AST Goldman  Sachs High Yield (f/k/a AST Federated  High Yield):  seeks a high level of current   Goldman Sachs Asset
                    income and may also  consider the potential for capital  appreciation.  The Portfolio  invests,     Management, L.P.
                    under normal  circumstances,  at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in high-yield,  fixed-income  securities that,  at the time of purchase,  are  non-investment  grade  securities.  Non-investment  grade securities are securities rated BB, Ba or below by a NRSRO,  or, if unrated,  determined by the
                    Sub-advisor  to be of  comparable  quality.  The  Portfolio  may  invest  in all types of fixed income  securities,  including,  senior and subordinated  corporate debt  obligations  (such as bonds, debentures,  notes and commercial paper), convertible and non-convertible corporate debt obligations,  loan  participations,  custodial  receipts,  municipal  securities  and preferred stock.  The Portfolio may invest up to 25% of its total assets in  obligations  of domestic and foreign  issuers  which  are  denominated  in  currencies  other  than the U.S.  dollar  and in securities of issuers located in emerging countries  denominated in any currency.  Under normal market  conditions,  the Portfolio  may invest up to 20% of its net assets in investment  grade fixed-income securities, including U.S. Government Securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST Lord Abbett  Bond-Debenture:  seeks high  current  income and the  opportunity  for capital  Lord, Abbett & Co. LLC appreciation  to produce a high total  return.  To pursue its  objective,  the  Portfolio  will invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities and normally  invests  primarily in high yield and investment grade debt securities, securities  convertible  in common stock and  preferred  stocks.  The  Portfolio  may find good value in high yield  securities,  sometimes  called  "lower-rated  bonds" or "junk  bonds," and frequently  may have more than half of its assets  invested in those  securities.  At least 20%
                    of the  Portfolio's  assets  must be  invested  in any  combination  of  investment  grade debt securities,  U.S.  Government  securities  and cash  equivalents.  The  Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain  a  weighted  average  maturity  in the  range of five to twelve  years,  there are no restrictions  on the overall  Portfolio or on individual  securities.  The Portfolio may invest up to 20% of its net assets in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO  Total  Return Bond (AST DeAM Bond  merged  into this  Portfolio):  seeks to maximize    Pacific Investment
                    total return consistent with  preservation of capital and prudent  investment  management.  The
                    Portfolio  will  invest in a  diversified  portfolio  of  fixed-income  securities  of  varying maturities.  The average  portfolio  duration  of the  Portfolio  generally  will vary within a
                    three- to six-year time frame based on the Sub-advisor's forecast for interest rates.            Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MONEY MARKET     AST Money  Market:  seeks high  current  income and  maintain  high  levels of  liquidity.  The      Wells Capital
                    Portfolio  attempts to  accomplish  its  objective by  maintaining  a  dollar-weighted  average    Management, Inc.
                    maturity  of not  more  than 90 days  and by  investing  in  securities  which  have  effective maturities of not more than 397 days.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 EMERGING MARKETS   GVIT Developing Markets (f/k/a Montgomery Variable Series - Emerging Markets):  seeks long-term capital appreciation,  under normal conditions by investing at least 80% of its total assets in  Gartmore Global Asset
                    stocks of  companies  of any size  based in the  world's  developing  economies.  Under  normal        Management
                    market  conditions,  investments  are  maintained in at least six countries at all times and no  Trust/Gartmore Global
                    more than 35% of total assets in any single one of them.                                                Partners
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    INVESCO Variable  Investment Funds - Dynamics:  seeks long-term  capital growth.  The Portfolio   INVESCO Funds Group,
                    pursues its  objective  by normally  investing  at least 65% of its assets in common  stocks of          Inc.
                    mid-sized  companies  that are  included  in the  Russell  Midcap  Growth  Index at the time of purchase,  or if not  included  in that  Index,  have market  capitalizations  of between  $2.5 billion and $15 billion at the time of purchase.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment  Funds - Technology  (INVESCO VIF  Telecommunications  merged into   INVESCO Funds Group,
                    this Portfolio):  seeks capital growth.  The Portfolio normally invests at least 80% of its net           Inc.
                    assets in the  equity  securities  and  equity-related  instruments  of  companies  engaged  in technology-related  industries.  These  include,  but  are  not  limited  to,  various  applied technologies,  hardware,  software,  semiconductors,  telecommunications equipment and services and service-related companies in information technology.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds - Health  Sciences:  seeks capital  growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related          Inc.
                    instruments of companies that develop,  produce or distribute  products or services  related to health care. These companies  include,  but are not limited to, medical  equipment or supplies, pharmaceuticals, biotechnology, and healthcare providers and service companies.
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Financial  Services:  seeks capital growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related          Inc.
                    instruments of companies  involved in the financial  services sector.  These companies include, but are not limited to, banks,  insurance companies,  investment and miscellaneous  industries, and suppliers to financial services companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  GLOBAL EQUITY     Evergreen  VA  International  Equity  (f/k/a  Evergreen  VA  International  Growth and acquired
                    Evergreen  VA  Global  Leaders):  seeks  long-term  capital  growth  and,  secondarily,  modest income.  The Portfolio invests  primarily in equity securities issued by established,  quality,
                    non-U.S.  companies  located in countries  with developed  markets and may purchase  across all   Evergreen Investment
                    market  capitalizations.  The  Portfolio  normally  invests  at  least  65%  of its  assets  in   Management Company,
                    securities  of  companies  in at least three  different  countries  (other than the U.S.).  The           LLC
                    Portfolio may also invest in emerging markets.
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-------------------
 SMALL CAP EQUITY   Evergreen VA Special Equity:  seeks capital  growth.  The Portfolio  normally  invests at least
                    80% of its assets in common  stocks of small  U.S.  companies  (i.e.,  companies  whose  market capitalizations  fall within the range of the Russell  2000(R)Index,  at the time of  purchase).
                    The remaining 20% of the  Portfolio's  assets may be represented by cash or invested in various   Evergreen Investment
                    cash  equivalents.  The Portfolio's  manager selects stocks of companies which it believes have   Management Company,
                    the potential for accelerated growth in earnings and price.                                               LLC
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  MID-CAP EQUITY    Evergreen VA Omega:  seeks long-term capital growth.  The Portfolio invests primarily in common stocks and  securities  convertible  into  common  stocks of U.S.  companies  across all market
                    capitalizations.  The  Portfolio's  managers  employ  a  growth  style  of  equity  management.   Evergreen Investment
                    "Growth" stocks are stocks of companies that the Portfolio's  managers believe have anticipated   Management Company,
                    earnings ranging from steady to accelerated growth.                                                       LLC
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  INTERNATIONAL     ProFund  VP  Europe  30:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
     EQUITY         correspond to the daily  performance of the ProFunds  Europe 30 Index.  The ProFunds  Europe 30
                    Index,  created by ProFund  Advisors,  is composed of 30 companies whose principal  offices are located  in Europe  and whose  securities  are  traded on U.S.  exchanges  or on the  NASDAQ as depositary  receipts or ordinary  shares.  The  component  companies in the ProFunds  Europe 30
                    Index are  determined  annually  based upon their U.S.  dollar-traded  volume.  Their  relative weights are determined based on a modified market capitalization method.
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      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
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  INTERNATIONAL     ProFund VP Asia 30: seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance  of the ProFunds Asia 30 Index.  The ProFunds Asia 30 Index,  created by ProFund  Advisors,  is composed of 30 companies whose  principal  offices are located in the
                    Asia/Pacific  region,  excluding Japan, and whose securities are traded on U.S. exchanges or on
      EQUITY        the NASDAQ as depository  receipts or ordinary shares. The component  companies in the ProFunds
                    Asia 30 Index are  determined  annually  based  upon  their U.S.  dollar-traded  volume.  Their relative weights are determined based on the modified market capitalization method.
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                    ProFund VP Japan: seeks daily investment results,  before fees and expenses, that correspond to the daily  performance  of the Nikkei 225 Stock  Average.  Since the  Japanese  markets are not open when  ProFund VP Japan  values its  shares,  ProFund VP Japan  determines  its  success in meeting this  investment  objective by comparing its daily return on a given day with the daily performance of related futures  contracts traded in the United States related to the Nikkei 225
                    Stock Average.  The Nikkei 225 Stock Average Index (Nikkei Index) is a modified  price-weighted index of the 225 most  actively  traded  and  liquid  Japanese  companies  listed  in the First
  INTERNATIONAL     Section of the Tokyo Stock  Exchange.  The Nikkei  Index is  calculated  from the prices of the   ProFund Advisors LLC
      EQUITY        225  Tokyo  Stock  Exchange   (TSE)  First  Section  stocks   selected  to  represent  a  broad
                    cross-section  of  Japanese  industries  and the overall  performance  of the  Japanese  equity market.  Nihon  Keizai  Shimbun,  Inc.  is the  sponsor of the Index.  Companies  in the Nikkei
                    Index are  reviewed  annually.  Emphasis  is  placed  on  maintaining  the  Index's  historical continuity while keeping the Index composed of stocks with high market  liquidity.  The sponsor consults with various market experts,  considers  company specific  information and the overall composition of the Index.
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      SECTOR        ProFund VP Banks: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
                    the daily  performance  of the Dow Jones  U.S.  Banks  Index.  The Dow Jones U.S.  Banks  Index
                    measures  the  performance  of the  banking  industry  of the  U.S.  equity  market.  Component companies  include all  regional  and major U.S.  domiciled  international  banks,  savings and loans, savings banks,  thrifts,  building  associations and societies.  Investment and merchant banks are excluded.
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                    ProFund VP Basic Materials:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S. Basic  Materials  Sector Index.  The
                    Dow Jones U.S. Basic  Materials  Sector Index measures the  performance of the basic  materials
      SECTOR        economic sector of the U.S. equity market.  Component  companies are involved in the production   ProFund Advisors LLC
                    of aluminum,  commodity chemicals,  specialty chemicals,  forest products,  non-ferrous metals, paper products, precious metals and steel.
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                    ProFund VP  Biotechnology:  seeks daily  investment  results,  before fees and  expenses,  that correspond to the daily  performance of the Dow Jones U.S.  Biotechnology  Index. The Dow Jones
                    U.S.  Biotechnology  Index measures the performance of the  biotechnology  industry of the U.S.
      SECTOR        equity  market.  Component  companies  include  those engaged in genetic  research,  and/or the   ProFund Advisors LLC
                    marketing  and  development  of  recombinant  DNA  products.  Makers  of  artificial  blood and contract biotechnology researchers are also included in the Index.
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      SECTOR        ProFund VP Consumer Cyclical:  seeks daily investment results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Consumer Cyclical Sector Index. The
                    Dow Jones U.S.  Consumer  Cyclical  Sector  Index  measures  the  performance  of the  consumer cyclical  economic  sector of the U.S. equity market.  Component  companies  include  airlines, auto manufacturers,  auto parts, tires, casinos,  consumer  electronics,  recreational products and services,  restaurants,  lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
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      SECTOR        ProFund VP Consumer  Non-Cyclical:  seeks daily investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that correspond to the daily  performance of the Dow Jones U.S.  Consumer  Non-Cyclical  Sector
                    Index. The Dow Jones U.S.  Consumer  Non-Cyclical  Sector Index measures the performance of the consumer  non-cyclical  economic sector of the U.S. equity market.  Component companies include beverage  companies,  consumer service  companies,  durable and non-durable  household  product manufacturers, cosmetic companies, food products and agriculture and tobacco products.
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      SECTOR        ProFund VP Energy:  seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones U.S. Energy Sector Index.  The Dow Jones U.S. Energy
                    Sector  Index  measures  the  performance  of the  energy  sector  of the U.S.  equity  market.
                    Component  companies include oil drilling  equipment and services,  coal, oil  companies-major, oil companies-secondary,  pipelines, liquid, solid or gaseous fossil fuel producers and service companies.
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      SECTOR        ProFund  VP  Financial:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Financial  Sector  Index.  The Dow
                    Jones U.S.  Financial Sector Index measures the performance of the financial  services economic sector of the U.S.  equity market.  Component  companies  include  regional  banks;  major U.S.
                    domiciled  international banks; full line, life, and property and casualty insurance companies;
                    companies that invest,  directly or indirectly in real estate;  diversified financial companies such as Fannie  Mae,  credit card  insurers,  check  cashing  companies,  mortgage  lenders and investment  advisers;  securities  brokers and dealers,  including  investment banks,  merchant banks and online brokers; and publicly traded stock exchanges.
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      SECTOR        ProFund  VP  Healthcare:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Healthcare  Sector Index.  The Dow
                    Jones U.S.  Healthcare Sector Index measures the performance of the healthcare  economic sector of the U.S. equity market.  Component  companies  include health care providers,  biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
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      SECTOR        ProFund  VP  Industrial:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Industrial  Sector Index.  The Dow
                    Jones U.S.  Industrial Sector Index measures the performance of the industrial  economic sector
                    of  the  U.S.  equity  market.   Component   companies   include  building   materials,   heavy
                    construction,  factory  equipment,  heavy machinery,  industrial  services,  pollution control,
                    containers  and  packaging,   industrial  diversified,   air  freight,  marine  transportation,
                    railroads,  trucking,  land-transportation  equipment,  shipbuilding,  transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
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      SECTOR        ProFund VP Internet:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones Composite  Internet  Index.  The Dow Jones Composite
                    Internet Index measures the  performance of stocks in the U.S. equity markets that generate the majority  of their  revenues  from the  Internet.  The  Index is  composed  of two  sub-groups:
                    Internet  Commerce - companies that derive the majority of their revenues from providing  goods and/or  services  through an open network,  such as a web site.  Internet  Services - companies that derive the majority of their revenues from  providing  access to the Internet or providing services to people using the Internet.
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      SECTOR        ProFund VP  Pharmaceuticals:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the Dow Jones  U.S.  Pharmaceuticals  Index.  The Dow
                    Jones U.S.  Pharmaceuticals  Index measures the performance of the pharmaceuticals  industry of the U.S. equity market.  Component  companies include the makers of prescription  drugs such as birth control pills and vaccines,  and over-the-counter  drugs, such as aspirin, cold remedies, as well as companies engaged in contract drug research..
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Precious Metals:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the  Philadelphia  Stock Exchange  Gold/Silver  Sector
                    Index. The  Philadelphia  Stock Exchange  Gold/Silver  Sector Index measures the performance of the gold and silver mining industry of the global equity market.  Component  companies  include companies  involved in the mining and production of gold,  silver,  and other precious  metals, precious stones and pearls.  The Index does not include  producers of commemorative  medals and coins that are made of these metals.
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                    ProFund VP Real  Estate:  seeks  daily  investment  results,  before  fees and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Real Estate  Index.  The Dow Jones
                    U.S. Real Estate Index measures the  performance of the real estate industry of the U.S. equity
                    market.   Component  companies  include  those  that  invest  directly  or  indirectly  through
      SECTOR        development,  management  or  ownership  of shopping  malls,  apartment  buildings  and housing   ProFund Advisors LLC
                    developments;  and real estate  investment  trusts ("REITs") that invest in apartments,  office and  retail  properties.  REITs are  passive  investment  vehicles  that  invest  primarily  in income-producing real estate or real estate related loans or interests.
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      SECTOR        ProFund VP  Semiconductor:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Semiconductor  Index. The Dow Jones
                    U.S.  Semiconductor  Index measures the performance of the  semiconductor  industry of the U.S.
                    equity market.  Component  companies are engaged in the production of semiconductors  and other integrated chips, as well as other related products such as circuit boards and motherboards.
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                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Technology:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Technology  Sector Index.  The Dow
                    Jones U.S.  Technology  Sector Index measures the  performance of the technology  sector of the
                    U.S.  equity  market.  Component  companies  include  those  involved in  computers  and office
                    equipment,  software,   communications  technology,   semiconductors,   diversified  technology
                    services and internet services.
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      SECTOR        ProFund VP Telecommunications:  seeks daily investment results,  before fees and expenses, that   ProFund Advisors LLC
                    correspond to the daily performance of the Dow Jones U.S.  Telecommunications Sector Index. The
                    Dow  Jones  U.S.   Telecommunications   Sector   Index   measures   the   performance   of  the
                    telecommunications  economic  sector of the U.S.  equity market.  Component  companies  include fixed-line communications and wireless communications companies.
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                    ProFund  VP  Utilities:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Utilities  Sector  Index.  The Dow
      SECTOR        Jones U.S.  Utilities Sector Index measures the performance of the utilities economic sector of   ProFund Advisors LLC
                    the U.S. equity market.  Component  companies  include  electric  utilities,  gas utilities and water utilities.
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THE PROFUND VP PORTFOLIOS  DESCRIBED  BELOW ARE AVAILABLE AS  SUB-ACCOUNTS  TO ALL ANNUITY  OWNERS.  EACH  PORTFOLIO  PURSUES AN INVESTMENT
STRATEGY THAT SEEKS TO PROVIDE DAILY  INVESTMENT  RESULTS,  BEFORE FEES AND EXPENSES,  THAT MATCH A WIDELY  FOLLOWED  INDEX,  INCREASE BY A
SPECIFIED FACTOR RELATIVE TO THE INDEX,  MATCH THE INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED  FACTOR.  THE
INVESTMENT  STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT  RESULTS OF THE APPLICABLE
INDEX.  IT IS RECOMMENDED  THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL  ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC
OR TACTICAL  ASSET  ALLOCATION  STRATEGY  INVEST IN THESE  PORTFOLIOS.  WE HAVE  ARRANGED  THE  PORTFOLIOS  BASED ON THE INDEX ON WHICH ITS
INVESTMENT STRATEGY IS BASED.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
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The S&P 500(R)Index is a measure of large-cap U.S. stock market  performance.  It is a capitalization  weighted index of 500 U.S.  operating companies and REITS selected by an S&P committee through a non-mechanical  process that factors criteria such as liquidity,  price,  market capitalization, financial viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
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                    ProFund VP Bull: seeks daily investment results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
     S&P 500        the daily performance of the S&P 500(R)Index.
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                    ProFund VP Bear: seeks daily investment results,  before fees and expenses,  that correspond to the inverse  (opposite) of the daily  performance of the S&P 500(R)Index.  If ProFund VP Bear is successful in meeting its objective,  its net asset value should gain  approximately  the same,
     S&P 500        on a  percentage  basis,  as any  decrease  in the S&P 500(R)Index when the Index  declines on a   ProFund Advisors LLC
                    given  day.  Conversely,  its  net  asset  value  should  lose  approximately  the  same,  on a percentage basis, as any increase in the Index when the Index rises on a given day.
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                    ProFund  VP  UltraBull:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to twice (200%) the daily  performance of the S&P 500(R)Index.  Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded  to one and one-half times (150%) the daily  performance of the S&P 500(R)Index. If
                    ProFund VP UltraBull is  successful in meeting its  objective,  its net asset value should gain
     S&P 500        approximately  twice as much, on a percentage basis, as the S&P 500(R)Index when the Index rises   ProFund Advisors LLC
                    on a given day.  Conversely,  its net asset value should lose approximately twice as much, on a percentage  basis,  as the Index when the Index  declines on a given day. Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded to one and one-half times the daily performance of the S&P 500(R)Index
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The NASDAQ-100 Index(R)includes 100 of the largest  non-financial  domestic and  international  issues listed on the NASDAQ Stock Market. To be eligible for inclusion  companies  cannot be in bankruptcy  proceedings  and must meet certain  additional  criteria  including  minimum
trading  volume  and  "seasoning,"  requirements.   The  Index  is  calculated  under  a  modified   capitalization-weighted   methodology.
Reconstitution and rebalancing occurs on an annual, quarterly and ongoing basis..
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    NASDAQ 100      ProFund VP OTC: seeks daily investment  results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
                    the daily performance of the NASDAQ-100  Index(R).  "OTC" in the name of ProFund VP OTC refers to securities  that do not trade on a U.S.  securities  exchange  registered  under the Securities
                    Exchange Act of 1934.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund  VP  Short  OTC:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the inverse  (opposite) of the daily  performance  of the NASDAQ-100  Index(R).  If
                    ProFund VP Short OTC is  successful in meeting its  objective,  its net asset value should gain approximately  the same, on a percentage  basis, as any decrease in the NASDAQ-100  Index(R)when the Index declines on a given day.  Conversely,  its net asset value should lose  approximately the same, on a percentage  basis,  as any increase in the Index when the Index rises on a given day.  "OTC" in the name of  ProFund VP Short OTC  refers to  securities  that do not trade on a
                    U.S. securities exchange registered under the Securities Exchange Act of 1934.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP UltraOTC:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to twice  (200%) the daily  performance  of the  NASDAQ-100  Index(R).  If ProFund VP UltraOTC is
                    successful in meeting its  objective,  its net asset value should gain  approximately  twice as much,  on a percentage  basis,  as the  NASDAQ-100  Index(R)when the Index rises on a given day.
                    Conversely,  its net asset  value  should lose  approximately  twice as much,  on a  percentage basis,  as the Index when the Index  declines  on a given day.  "OTC" in the name of ProFund VP
                    UltraOTC refers to securities that do not trade on a U.S.  securities exchange registered under the Securities Exchange Act of 1934.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
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The S&P MidCap 400 Index(R)is a measure of mid-size  company U.S. stock market  performance.  It is a  capitalization  weighted index of 400
U.S.  operating  companies  and REITS.  Securities  are selected for inclusion in the index by an S&P  committee  through a  non-mechanical process that factors  criteria  such as liquidity,  price,  market  capitalization,  financial  viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
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  S&P MIDCAP 400    ProFund VP Mid-Cap  Value:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond  to the  daily performance  of the S&P  MidCap  400/Barra  Value  Index(R).  The S&P
                    MidCap400/Barra Value Index(R)is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have  comparatively  low  price-to-book  ratios as  determined before each semiannual rebalance date.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Mid-Cap  Growth:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the S&P MidCap 400/Barra Growth Index(R). The S&P MidCap
  S&P MIDCAP 400    400/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in   ProFund Advisors LLC
                    the S&P MidCap 400 Index(R)that have  comparatively  high  price-to-book  ratios as  determined before each semiannual rebalance date.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  UltraMid-Cap:  seeks  daily  investment  results,  before fees and  expenses,  that correspond to twice (200%) the daily  performance  of the S&P MidCap 400 Index(R).  If ProFund VP
                    UltraMid-Cap  is  successful  in  meeting  its  objective,  its net  asset  value  should  gain
  S&P MIDCAP 400    approximately  twice as much,  on a  percentage  basis,  as the S&P MidCap 400 Index(R)when the   ProFund Advisors LLC
                    Index rises on a given day.  Conversely,  its net asset value should lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
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The S&P SmallCap 600 Index(R)consists of 600 domestic  stocks chosen for market size,  liquidity,  and industry group  representation.  The
Index comprises stocks from the industrial, utility, financial, and transportation sectors.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Value:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance of the S&P  SmallCap  600/Barra  Value  Index(R). The S&P
                    SmallCap  600/Barra  Value Index(R)is a market capitalization  weighted index  comprised of the stocks in the S&P SmallCap 600/Barra Value Index(R)that have  comparatively  low  price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Value  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Growth:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance of the S&P SmallCap  600/Barra  Growth  Index(R). The S&P
                    SmallCap  600/Barra  Growth Index(R)is a market capitalization  weighted index comprised of the stocks in the S&P SmallCap 600/Barra Growth Index(R)that have  comparatively high price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Growth  Index(R)is a measure  of  small-cap  company  U.S. stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
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The Russell 2000 Index(R)is a measure of small-cap U.S. Stock market  performance.  It is an adjusted market  capitalization  weighted index containing  approximately 2000 of the smallest  companies in the Russell 3000 Index or approximately 8% of the total market  capitalization of the Russell 3000 Index,  which in turn represents  approximately 98% of the investable U.S. equity market.  All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion.  Reconstitution  occurs  annually.  Securities are not replaced if they leave the index.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   RUSSELL 2000     ProFund VP  UltraSmall-Cap:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to twice (200%) the daily  performance of the Russell  2000(R)Index.  If ProFund VP
                    UltraSmall-Cap  is  successful  in meeting  its objective,  its net asset  value  should  gain approximately twice as much, on a percentage basis, as the Russell 2000 Index(R)when the Index rises on a given day. Conversely,  its net asset  value  should  lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
30 Year U.S. Treasury Bond
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP U.S.  Government  Plus: seeks daily  investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that  correspond  to one and  one-quarter  times  (125%) the daily  price  movement of the most recently  issued  30-year U.S.  Treasury  Bond ("Long  Bond").  In  accordance  with its stated
                    objective,  the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest  rates  rise.  If  ProFund  VP U.S.  Government  Plus is  successful  in  meeting  its objective,  its net asset value should gain  approximately  one and one-quarter times (125%) as much,  on a percentage  basis,  as any daily  increase in the price of the Long Bond on a given day.  Conversely,  its net asset value should lose  approximately  one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP Rising Rates Opportunity:  seeks daily investment results, before fees and expenses,   ProFund Advisors LLC
                    that correspond to one and one-quarter  times (125%) the inverse  (opposite) of the daily price movement of the most recently  issued 30-year U.S.  Treasury Bond ("Long Bond").  In accordance with its  stated  objective,  the net  asset  value of  ProFund  VP  rising  Rates  Opportunity generally  should  decrease as interest  rates fall. If ProFund VP Rising Rates  Opportunity is successful  in meeting its  objective,  its net asset value should gain  approximately  one and one-quarter  times as much, on a percentage  basis, as any daily decrease in the Long Bond on a given day.  Conversely,  its net asset value  should  lose  approximately  one and  one-quarter times as much, on a percentage basis, as any daily increase in the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------------------------------------------------------------------------------------------------------------------------------

Each  portfolio of the First Defined  Portfolio Fund LLC invests in the securities of a relatively few number of issuers or in a particular sector of the economy.  Since the assets of each  portfolio are invested in a limited number of issuers or a limited sector of the economy, the net asset value of the portfolio may be more susceptible to a single adverse economic,  political or regulatory occurrence.  Certain of the  portfolios  may also be subject to  additional  market risk due to their  policy of  investing  based on an  investment  strategy  and generally not buying or selling  securities in response to market  fluctuations.  Each  portfolio's  relative lack of diversity and limited ongoing management may subject Owners to greater market risk than other portfolios.

The stock selection date for each of the strategy  Portfolios of the First Defined  Portfolio Fund LLC is on or about December 31st of each year. The holdings for each strategy  Portfolio  will be adjusted  annually on or about  December 31st in accordance  with the  Portfolio's investment  strategy.  At that time,  the  percentage  relationship  among the shares of each issuer held by the Portfolio is  established.
Through the next one-year  period that  percentage  will be  maintained  as closely as  practicable  when the  Portfolio  makes  subsequent purchases and sales of the securities.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       First Trust(R)10 Uncommon  Values:  seeks to provide  above-average  capital  appreciation.  The   First Trust Advisors
                    Portfolio  seeks to achieve its  objective  by  investing  primarily  in the ten common  stocks           L.P.
                    selected by the Investment  Policy Committee of Lehman Brothers Inc.  ("Lehman  Brothers") with the assistance of the Research  Department of Lehman  Brothers which, in their opinion have the
      BLEND         greatest  potential for capital  appreciation  during the next year. The stocks included in the
                    Portfolio  are adjusted  annually on or about July 1st in  accordance  with the  selections  of
                    Lehman Brothers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 BLENDED STRATEGY   Target  Managed VIP:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to   First Trust Advisors
                    achieve its objective by investing in common stocks of the most  attractive  companies that are           L.P.
                    identified  by a model based on six  uniquely  specialized  strategies  - The Dowsm DART 5, the
                    European  Target 20,  the  Nasdaq(R)Target 15, the S&P Target 24, the Target  Small Cap and the
                    Value Line(R)Target 25.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    The DowSM  DART 10:  seeks to  provide  above-average  total  return.  The  Portfolio  seeks to   First Trust Advisors
                    achieve its objective by investing in common  stocks  issued by companies  that are expected to          L.P.
                    provide  income and to have the  potential  for capital  appreciation.  The  Portfolio  invests primarily in the common stocks of the ten companies in the DJIA that have the highest  combined dividend yields and buyback ratios on or about the applicable stock selection date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Global Target 15: seeks to provide  above-average  total return. The Portfolio seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to provide income and to have the potential for capital  appreciation.  The Portfolio invests primarily in
                    the common  stocks of the companies  which are  components  of the DJIA,  the  Financial  Times   First Trust Advisors
  GLOBAL EQUITY     Industrial  Ordinary Share Index ("FT Index") and the Hang Seng Index. The Portfolio  primarily           L.P.
                    consists of common stocks of the five  companies  with the lowest per share stock prices of the ten  companies in each of the DJIA, FT Index and Hang Seng Index,  respectively,  that have the highest dividend yield in the respective index on or about the applicable stock selection date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    S&P Target 24: seeks to provide  above-average  total return.  The  Portfolio  seeks to achieve its  objective by investing in common  stocks  issued by companies  that have the potential for
    LARGE CAP       capital  appreciation.  The Portfolio  invests  primarily in the common  stocks of  twenty-four   First Trust Advisors
      GROWTH        companies  selected from a subset of the stocks included in the Standard & Poor's 500 Composite           L.P.
                    Stock Price Index.  The subset of stocks will be taken from each of the eight largest  economic sectors of the S&P 500 Index based on the sector's market capitalization.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       Nasdaq(R)Target  15:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to   First Trust Advisors
                    achieve its objective by investing in common  stocks  issued by companies  that are expected to           L.P.
                    have the potential for capital  appreciation.  The  Portfolio  invests  primarily in the common
      GROWTH        stocks of fifteen companies  selected from a pre-screened  subset of the stocks included in the
                    Nasdaq-100 Index on or about the applicable stock selection date through a multi-step process.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      INTER-        The Prudential  Series Fund,  Inc. - SP William Blair  International  Growth (f/k/a SP Jennison
                    International  Growth):  seeks long-term growth of capital.  The Portfolio invests primarily in equity-related  securities  of foreign  issuers that the  Sub-adviser  thinks will  increase in value over a period of years.  The  Portfolio  invests  primarily  in the common stock of large and  medium-sized  foreign  companies.  Under normal  circumstances,  the Portfolio  invests at least 65% of its total  assets in common  stock of foreign  companies  operating or based in at
 NATIONAL EQUITY    least five different  countries.  The Portfolio  looks  primarily for stocks of companies whose        Prudential
                    earnings are growing at a faster rate than other  companies and that have above average  growth     Investments LLC/
                    in earnings and cash flow, improving profitability,  strong balance sheets, management strength     William Blair &
                    and strong  market  share for its  products.  The  Portfolio  also tries to buy such  stocks at       Company, LLC
                    attractive prices in relation to their growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill
Companies, Inc. and have been licensed for use by American Skandia Investment Services,  Incorporated. The Portfolio
is not  sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's  makes no  representation regarding the advisability of investing in the Portfolio.

"Dow Jones Industrial  Averagesm",  "DJIAsm",  "Dow  Industrialssm",  "The Dowsm",  and "The Dow 10sm", are service marks of Dow Jones & Company,  Inc.  ("Dow  Jones") and have been  licensed  for use for certain  purposes by First
Trust  Advisors  L.P.  ("First  Trust").  The  portfolios,  including,  and in  particular  the Target  Managed VIP portfolio and The DowSM DART 10 portfolio,  are not  endorsed,  sold or promoted by Dow Jones,  and Dow Jones makes no representation regarding the advisability of investing in such products.

"Standard  & Poor's,"  "S&P," "S&P 500,"  "Standard  & Poor's  500," and "500" are  trademarks  of The  McGraw-Hill
Companies,  Inc. and have been  licensed  for use by First Trust on behalf of the S&P Target 24  Portfolio  and the
Target Managed VIP Portfolio.  The Portfolios are not sponsored,  endorsed,  managed,  sold or promoted by Standard
& Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

"The Nasdaq 100(R)",  "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)", and "Nasdaq(R)" are trade or service marks of
The Nasdaq Stock Market,  Inc. (which with its affiliates are the  "Corporations") and have been licensed for use by
First  Trust.  The Nasdaq  Target 15  Portfolio  and Target  Managed  VIP  Portfolio  have not been passed on by the
Corporations as to its legality or suitability.  The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are
not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  The Corporations make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target Managed VIP Portfolio.

"Value  Line(R)," "The Value Line Investment  Survey," and "Value Line  TimelinessTM  Ranking System" are registered trademarks of Value Line Securities,  Inc. or Value Line Publishing,  Inc. The Target Managed VIP(R)Portfolio is not
sponsored,  recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities,
Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.

The First  Trust(R)10  Uncommon  Values  portfolio is not  sponsored or created by Lehman  Brothers,  Inc.  ("Lehman
Brothers"). Lehman Brothers' only relationship to First Trust is the licensing of certain trademarks and trade names of Lehman Brothers and of the "10 Uncommon  Values" which is determined,  composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R)10 Uncommon Values portfolio.

Dow Jones has no  relationship  to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service  marks for use in connection  with the ProFunds VP. The ProFunds VP are not  sponsored,  endorsed,  sold, or promoted  by  Standard & Poor's or NASDAQ,  and  neither  Standard  & Poor's  nor NASDAQ  makes any  representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED ALLOCATIONS?
We offer Fixed Allocations of different  durations during the accumulation  period.  These "Fixed Allocations" earn a  guaranteed  fixed rate of  interest  for a  specified  period of time,  called the  "Guarantee  Period." In most states,  we offer Fixed  Allocations  with Guarantee  Periods from 1 to 10 years. We may also offer special purpose
Fixed  Allocations for use with certain optional  investment  programs.  We guarantee the fixed rate for the entire
Guarantee  Period.  However,  if you withdraw or transfer Account Value before the end of the Guarantee  Period, we will adjust the value of your withdrawal or transfer based on a formula,  called a "Market Value  Adjustment."  The
Market Value  Adjustment  can either be positive or negative,  depending  on the  movement of  applicable  interest rates  payable on Strips of the  appropriate  duration.  Please refer to the section  entitled "How does the Market
Value  Adjustment  Work?" for a description  of the formula along with  examples of how it is  calculated.  You may allocate Account Value to more than one Fixed Allocation at a time.

Fixed  Allocations may not be available in all states.  Availability of Fixed  Allocations is subject to change and may differ by state and by the annuity  product you purchase.  Please call American  Skandia at  1-800-680-8920  to determine availability of Fixed Allocations in your state and for your annuity product.

FEES AND CHARGES

The charges  under the  contracts  are  designed  to cover,  in the  aggregate,  our direct and  indirect  costs of selling,  administering and providing benefits under the contracts.  They are also designed,  in the aggregate,  to compensate  us for the risks of loss we assume  pursuant to the  contracts.  If, as we expect,  the charges that we collect  from the  contracts  exceed  our total  costs in  connection  with the  contracts,  we will earn a profit.
Otherwise we will incur a loss.  The rates of certain of our charges  have been set with  reference to estimates of the amount of specific types of expenses or risks that we will incur.  In most cases,  this  prospectus  identifies such  expenses  or risks in the name of the  charge;  however,  the fact that any  charge  bears the name of, or is designed  primarily  to defray a  particular  expense or risk does not mean that the  amount we  collect  from that charge  will  never be more  than the  amount  of such  expense  or risk.  Nor does it mean that we may not also be compensated  for such  expense  or risk out of any other  charges  we are  permitted  to deduct by the terms of the contract.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent  Deferred  Sales  Charge:  We do not  deduct a sales  charge  from  Purchase  Payments  you make to your
Annuity.  However,  we may deduct a Contingent  Deferred Sales Charge or CDSC if you surrender your Annuity or when you make a partial  withdrawal.  The CDSC  reimburses  us for  expenses  related to sales and  distribution  of the
Annuity,  including  commissions,  marketing materials and other promotional expenses.  The CDSC is calculated as a percentage  of your  Purchase  Payment being  surrendered  or withdrawn  during the  applicable  Annuity Year.  For purposes of  calculating  the CDSC,  we consider the year  following  the Issue Date of your Annuity as Year 1. The amount of the CDSC  decreases  over time,  measured from the Issue Date of the Annuity.  The CDSC  percentages  are shown below.

                           ------------------ ------------- ------------- ------------ ------------- -------------

                           YEARS                   1             2             3            4             5+
                           ------------------ ------------- ------------- ------------ ------------- -------------
                           ------------------ ------------- ------------- ------------ ------------- -------------

                           CHARGE (%)             8.5%          8.0%         7.0%          6.0%          0.0%
                           ------------------ ------------- ------------- ------------ ------------- -------------

The CDSC  period is based on the Issue Date of the  Annuity,  not on the date each  Purchase  Payment is applied to the  Annuity.  Purchase  Payments  applied to the Annuity  after the Issue Date do not have their own CDSC  period.
During the first four (4) Annuity Years,  under certain  circumstances you can withdraw a limited amount of Account
Value without paying a CDSC.  This is referred to as a "Free  Withdrawal."  After four (4) complete  Annuity Years, you can surrender  your Annuity or make a partial  withdrawal  without a CDSC being  deducted from the amount being withdrawn.  Free  Withdrawals are not treated as a withdrawal of Purchase  Payments for purposes of calculating the
CDSC on a subsequent  withdrawal  or surrender.  Withdrawals  of amounts  greater than the maximum Free  Withdrawal amount are  treated as a  withdrawal  of Purchase  Payments  and will be  assessed a CDSC  during  Annuity  Years 1 through 4. For purposes of  calculating  the CDSC on a surrender  or a partial  withdrawal,  the Purchase  Payments being  withdrawn may be greater than your remaining  Account Value or the amount of your withdrawal  request.  This is most likely to occur if you have made prior withdrawals  under the Free Withdrawal  provision or if your Account
Value has declined in value due to negative market performance.

We may waive the CDSC under certain  medically-related  circumstances or when taking a Minimum Distribution from an
Annuity  purchased  as a  "qualified"  investment.  Free  Withdrawals,  Medically-Related  Surrenders  and  Minimum
Distributions are each explained more fully in the section entitled "Access to Your Account Value".

Transfer Fee:  Currently,  you may make twenty (20) free transfers  between  investment  options each Annuity Year.
We will charge  $10.00 for each transfer  after the  twentieth in each Annuity  Year. We do not consider  transfers made as part of a dollar cost  averaging  program when we count the twenty free  transfers.  Transfers made as part of a rebalancing,  asset allocation or similar program will be subject to the twenty-transfer  limit.  However, all transfers  made on the same day will be treated as one (1)  transfer.  Renewals or transfers of Account  Value from a Fixed  Allocation  at the end of its  Guarantee  Period are not subject to the  Transfer  Fee and are not counted toward  the  twenty  free  transfers.  We may  reduce the number of free  transfers  allowable  each  Annuity  Year
(subject  to a minimum  of eight)  without  charging a Transfer  Fee  unless  you make use of  electronic  means to
transmit  your  transfer  requests.   We  may  eliminate  the  Transfer  Fee  for  transfer  requests   transmitted
electronically  or through other means that reduce our processing  costs.  If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Annual  Maintenance  Fee:  During  the  accumulation  period  we  deduct  an Annual  Maintenance  Fee.  The  Annual
Maintenance  Fee is $35.00 or 2% of your Account Value invested in the variable  investment  options,  whichever is less.  This fee will be  deducted  annually  on the  anniversary  of the  Issue  Date of your  Annuity  or,  if you surrender  your Annuity  during the Annuity  Year,  the fee is deducted at the time of  surrender.  Currently,  the
Annual  Maintenance  Fee is only  deducted if your Account Value is less than  $100,000 on the  anniversary  of the
Issue Date or at the time of surrender.  We may increase the Annual  Maintenance  Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax Charges:  Several  states and some  municipalities  charge  premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from  jurisdiction to jurisdiction  and is subject to change.  The tax  charge  currently  ranges up to 3 1/2% of your  premium  and is  designed  to  approximate  the taxes that we are required  to pay.  We  generally  will  deduct the charge at the time the tax is  imposed,  but may also  decide to deduct the charge from each  Purchase  Payment at the time of a  withdrawal  or surrender of your Annuity or at the time you elect to begin  receiving  annuity  payments.  We may assess a charge  against  the  Sub-accounts  and the
Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance  Charge:  We deduct an  Insurance  Charge  daily  against  the  average  daily  assets  allocated  to the
Sub-accounts.  The  Insurance  Charge is the  combination  of the  Mortality & Expense Risk Charge  (1.50%) and the
Administration  Charge  (0.15%).  The total charge is equal to 1.65% on an annual basis.  The  Insurance  Charge is intended to compensate  American  Skandia for providing the  insurance  benefits  under the Annuity,  including the
Annuity's basic death benefit that provides  guaranteed  benefits to your beneficiaries even if the market declines and the risk that  persons we  guarantee  annuity  payments to will live longer  than our  assumptions.  The charge also covers  administrative  costs  associated with providing the Annuity  benefits,  including  preparation of the contract,  confirmation  statements,  annual account  statements and annual  reports,  legal and accounting fees as well as various related  expenses.  Finally,  the charge covers the risk that our  assumptions  about the mortality risks and expenses  under this Annuity are  incorrect  and that we have agreed not to increase  these  charges over time  despite our actual  costs.  We may increase  the portion of the total  Insurance  Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

American  Skandia  may make a profit on the  Insurance  Charge if,  over time,  the actual  cost of  providing  the guaranteed  insurance  obligations  under the Annuity are less than the amount we deduct for the Insurance  Charge.
To the extent we make a profit on the Insurance  Charge,  such profit may be used for any other corporate  purpose, including  payment  of other  expenses  that  American  Skandia  incurs in  promoting,  distributing,  issuing  and administering the Annuity.

The  Insurance  Charge is not deducted  against  assets  allocated to a Fixed  Allocation.  However,  the amount we credit to Fixed  Allocations may also reflect similar  assumptions  about the insurance  guarantees  provided under the Annuity.

Optional  Benefits for which we assess a charge solely  against the variable  investment  options:  If you elect to purchase certain optional  benefits,  we will deduct an additional charge on a daily basis solely from your Account
Value  allocated  to the  Sub-accounts.  The  additional  charge is included in the daily  calculation  of the Unit
Price for each  Sub-account.  We may assess charges for other optional  benefits on a different  basis as described elsewhere in the prospectus.  Please refer to the sections  entitled "Living Benefit  Programs" and "Death Benefit"
for a description of the charge for each Optional Benefit.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges directly against the Portfolios.  However,  each Portfolio  charges a total annual fee comprised of an investment  management fee,  operating  expenses and any distribution and service (12b-1) fees that may apply.  These fees are  deducted  daily by each  Portfolio  before it provides  American  Skandia  with the net asset value as of the close of business  each day. More  detailed  information  about fees and charges can be found in the prospectuses for the Portfolios.  Please also see "Service Fees Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted when determining the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge against Account Value allocated to the  Sub-accounts, we also take into consideration  mortality,  expense,  administration,  profit and other factors in determining the interest  rates we credit to Fixed  Allocations.  Any CDSC or Tax Charge applies to amounts that are taken from the variable  investment  options or the Fixed  Allocations.  A Market Value  Adjustment  may also apply to  transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In certain  states,  we are required to pay a tax if and when you exercise your right to receive  periodic  annuity payments.  The amount of the tax we must pay will depend on the applicable  jurisdiction.  When you  annuitize,  we will apply a charge of up to 3.5% of your Account  Value,  depending on the  applicable  jurisdiction  to cover the tax we must pay.  If you  select a fixed  payment  option,  the  amount of each fixed  payment  will  depend on the
Account  Value of your Annuity  when you elected to  annuitize.  There is no specific  charge  deducted  from these payments;  however,  the amount of each annuity payment reflects  assumptions about our insurance expenses.  If you select a variable  payment option that we may offer,  then the amount of your benefits will reflect  changes in the value of your Annuity and will continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate  certain fees and charges or alter the manner in which the  particular  fee or charge is deducted.  For  example,  we may  reduce  the  amount  of the CDSC or the  length  of time it  applies,  reduce  or eliminate  the amount of the Annual  Maintenance  Fee or reduce the portion of the total  Insurance  Charge that is deducted  as an  Administration  Charge.  Generally,  these types of changes  will be based on a  reduction  to our sales,  maintenance  or  administrative  expenses  due to the  nature of the  individual  or group  purchasing  the
Annuity.  Some of the  factors we might  consider in making  such a decision  are:  (a) the size and type of group;
(b) the  number of  Annuities  purchased  by an Owner;  (c) the  amount  of  Purchase  Payments  or  likelihood  of additional  Purchase Payments;  and/or (d) other transactions where sales,  maintenance or administrative  expenses are likely to be reduced.  We will not discriminate  unfairly between Annuity  purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial Purchase Payment:  You must make a minimum initial Purchase Payment of $10,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial  Purchase
Payment provided that, within the first Annuity Year, you make at least $10,000 in total Purchase Payments.

Where allowed by law, initial and additional  Purchase Payments in excess of $1,000,000  require our approval prior to  acceptance.  We may apply  certain  limitations  and/or  restrictions  on the  Annuity  as a  condition  of our acceptance,  including limiting the liquidity features or the Death Benefit protection  provided under the Annuity, limiting the right to make  additional  Purchase  Payments,  changing the number of transfers  allowable  under the
Annuity or  restricting  the  Sub-accounts  or Fixed  Allocations  that are  available.  Other  limitations  and/or restrictions may apply.

Except as noted below,  Purchase  Payments must be submitted by check drawn on a U.S.  bank, in U.S.  dollars,  and made payable to American  Skandia.  Purchase  Payments may also be submitted via 1035  exchange or direct  transfer of funds.  Under certain  circumstances,  Purchase Payments may be transmitted to American Skandia via wiring funds through your investment  professional's  broker-dealer  firm.  Additional  Purchase Payments may also be applied to
                                                               ----------
your Annuity under an  arrangement  called "bank  drafting"  where you  authorize us to deduct money  directly from your bank  account.  We call our bank drafting  program  "Auto Saver".  We may reject any payment if it is received in an unacceptable form.  Our acceptance of a check is subject to our ability to collect funds.

Age  Restrictions:  The Owner must be age 85 or under as of the Issue Date of the Annuity.  If the Annuity is owned jointly,  the  oldest  of the  Owners  must be age 85 or under on the Issue  Date.  If the  Annuity  is owned by an entity,  the Annuitant must be age 85 or under as of the Issue Date.  You should  consider your need to access your
Account Value and whether the  Annuity's  liquidity  features  will satisfy that need.  If you take a  distribution prior to age 591/2, you may be subject to a 10%  penalty in  addition  to  ordinary  income  taxes on any gain.  The availability  and level of  protection of certain  optional  benefits may vary based on the age of the Owner on the
Issue Date of the Annuity or the date of the Owner's death.

Owner,  Annuitant  and  Beneficiary  Designations:  On your  Application,  we will  ask you to name  the  Owner(s),
Annuitant and one or more Beneficiaries for your Annuity.

|X|      Owner:  The Owner(s)  holds all rights  under the Annuity.  You may name more than one Owner in which case
         -----
       all  ownership  rights are held  jointly.  However,  this Annuity does not provide a right of  survivorship.
       Refer to the Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant  is the  person we agree to make  annuity  payments  to and upon  whose life we
         ---------
       continue to make such  payments.  You must name an  Annuitant  who is a natural  person.  We do not accept a designation of joint Annuitants  during the accumulation  period.  Where allowed by law, you may name one or more Contingent  Annuitants.  A Contingent  Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of  "Considerations  for Contingent  Annuitants" in the Tax
       Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the  person(s) or entity you name to receive the death  benefit.  If no
         -----------
       beneficiary is named the death benefit will be paid to you or your estate.

Your  right  to make  certain  designations  may be  limited  if  your  Annuity  is to be  used as an IRA or  other
"qualified"  investment  that is given  beneficial  tax  treatment  under the Code.  You should seek  competent tax advice on the income, estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change  the Owner,  Annuitant  and  Beneficiary  designations  by  sending us a request in  writing.  Where allowed by law,  such changes will be subject to our  acceptance.  Some of the changes we will not accept  include, but are not limited to:
|X|      a new Owner  subsequent to the death of the Owner or the first of any joint Owners to die,  except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified"  investments,  a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary  is the  surviving  spouse
unless  you  elect  an  alternative   Beneficiary   designation.   Unless  you  elect  an  alternative  Beneficiary
designation,  upon the death of either spousal  Owner,  the surviving  spouse may elect to assume  ownership of the
Annuity  instead of taking the Death  Benefit  payment.  The Death Benefit that would have been payable will be the new  Account  Value of the  Annuity  as of the  date of due  proof of death  and any  required  proof of a  spousal relationship.  As of the date the  assumption  is  effective,  the  surviving  spouse  will have all the rights and benefits  that would be available  under the Annuity to a new  purchaser of the same  attained age. For purposes of determining  any future Death Benefit for the  beneficiary of the surviving  spouse,  the new Account Value will be considered  as the  initial  Purchase  Payment.  No  CDSC  will  apply  to the  new  Account  Value.  However,  any additional  Purchase  Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the surviving  spouse is named as a Contingent  Annuitant,  upon the death of the Annuitant,  the surviving  spouse will become the  Annuitant.  No Death Benefit is payable upon the death of the  Annuitant.  However,  the Account  Value of the Annuity as of the date of due proof of death of the  Annuitant
(and any  required  proof of the spousal  relationship)  will reflect the amount that would have been payable had a
Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

If after  purchasing  your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain  period of time known as a right to cancel  period.  This is often  referred to as a  "free-look."
Depending on the state in which you purchased  your Annuity and, in some states,  if you purchased the Annuity as a replacement  for a prior  contract,  the right to  cancel  period  may be ten (10)  days,  twenty-one  (21) days or longer,  measured from the time that you received your Annuity.  If you return your Annuity  during the  applicable period,  we will refund  your  current  Account  Value plus any tax charge  deducted.  This amount may be higher or lower than your original  Purchase  Payment.  Where  required by law, we will return your current  Account Value or the amount of your initial  Purchase  Payment,  whichever  is greater.  The same rules may apply to an Annuity that is purchased as an IRA.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum  amount  that we accept as an  additional  Purchase  Payment is $100  unless you  participate  in "Auto
Saver" or a periodic  purchase  payment  program.  We will  allocate  any  additional  Purchase  Payments  you make according to your most recent  allocation  instructions,  unless you request new allocations  when you submit a new
Purchase Payment.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your Annuity by  authorizing  us to deduct money directly from your
              ----------
bank account and applying it to your  Annuity.  This type of program is often called "bank  drafting".  We call our bank  drafting  program  "Auto  Saver".  Purchase  Payments made through bank drafting may only be allocated to the variable  investment  options when  applied.  Auto Saver allows you to invest in your Annuity with a lower  initial
Purchase  Payment,  as long as you authorize  payments that will equal at least $10,000  during the first 12 months of your Annuity.  We may suspend or cancel bank drafting  privileges  if  sufficient  funds are not available  from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These  types of  programs  are only  available  with  certain  types of  qualified  investments.  If your  employer sponsors such a program,  we may agree to accept periodic  Purchase  Payments through a salary reduction program as long as the allocations are made only to variable  investment  options and the periodic  Purchase Payments received in the first year total at least $10,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase
Payments.)

Initial  Purchase  Payment:  Once we accept your  application,  we invest your net Purchase Payment in the Annuity.
The net  Purchase  Payment  is your  initial  Purchase  Payment  minus  any tax  charges  that may  apply.  On your application  we ask you to provide us with  instructions  for  allocating  your  Account  Value.  You can  allocate
Account Value to one or more variable investment options or Fixed Allocations.

Subsequent  Purchase  Payments:  We will allocate any additional  Purchase Payments you make according to your most recent  allocation  instructions.  If any rebalancing or asset  allocation  programs are in effect,  the allocation should  conform  with such a  program.  We  assume  that your most  recent  allocation  instructions  are valid for subsequent  Purchase  Payments  until you make a change to those  allocations or request new  allocations  when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the  accumulation  period you may transfer  Account  Value  between  investment  options.  Transfers are not subject to taxation on any gain. We currently  limit the number of  Sub-accounts  you can invest in at any one time to twenty (20).  However,  you can invest in an  unlimited  number of Fixed  Allocations.  We may require a minimum of $500 in each  Sub-account  you allocate  Account  Value to at the time of any  allocation  or  transfer.  If you request a transfer  and,  as a result of the  transfer,  there would be less than $500 in the  Sub-account,  we may transfer the  remaining  Account Value in the  Sub-account  pro rata to the other  investment  options to which you transferred.

We may impose  specific  restrictions on financial  transactions  for certain  Portfolios  based on the Portfolio's investment  restrictions.  Currently,  any purchase,  redemption or transfer involving the ProFunds VP Sub-accounts must be  received  by us no later  than one  hour  prior to any  announced  closing  of the  applicable  securities exchange  (generally,  3:00 p.m.  Eastern time) to be processed on the current  Valuation  Day. The "cut-off"  time for such  financial  transactions  involving  a ProFunds  VP  Sub-account  will be  extended to1/2hour prior to any announced closing (generally,  3:30 p.m. Eastern time) for transactions  submitted  electronically through American
Skandia's Internet website (www.americanskandia.prudential.com).

Currently,  we  charge  $10.00  for each  transfer  after the  twentieth  (20th) in each  Annuity  Year,  including transfers  made as part of any  rebalancing,  asset  allocation  or  similar  program  which  you have  authorized.
Transfers  made as part of a dollar cost  averaging  program do not count  toward the twenty free  transfer  limit.
Renewals or transfers of Account Value from a Fixed  Allocation at the end of its Guarantee  Period are not subject to the transfer  charge.  We may reduce the number of free  transfers  allowable  each  Annuity Year  (subject to a minimum of eight)  without  charging  a Transfer  Fee unless  you make use of  electronic  means to  transmit  your transfer requests.  We may eliminate the Transfer Fee for transfer requests  transmitted  electronically or through other means that reduce our processing  costs.  If enrolled in any program that does not permit  transfer  requests to be transmitted electronically, the Transfer Fee will not be waived.

Once you have made 20  transfers  among the  Sub-accounts  during an Annuity  Year,  we will accept any  additional transfer  request  during that year only if the request is submitted  to us in writing  with an original  signature and  otherwise  is in  good  order.  For  purposes  of this  20  transfer  limit,  we (i) do not  view a  facsimile transmission as a "writing",  (ii) will treat multiple  transfer  requests  submitted on the same business day as a single  transfer,  and (iii) do not count any  transfer  that solely  involves  Sub-accounts  corresponding  to any
ProFund  Portfolio  and/or the AST Money Market  Portfolio,  or any transfer  that  involves one of our  systematic programs, such as asset allocation and automated withdrawals.

Frequent transfers among Sub-accounts in response to short-term  fluctuations in markets,  sometimes called "market timing,"  can make it very  difficult  for a  Portfolio  manager  to  manage a  Portfolio's  investments.  Frequent transfers  may cause the  Portfolio to hold more cash than  otherwise  necessary,  disrupt  management  strategies, increase  transaction costs, or affect performance.  The Annuity offers  Sub-accounts  designed for Owners who wish to engage in frequent  transfers  (i.e., one or more of the  Sub-accounts  corresponding to the ProFund  Portfolios and the AST Money  Market  Portfolio),  and we  encourage  Owners  seeking  frequent  transfers  to  utilize  those
Sub-accounts.

In light of the risks  posed to Owners and other  investors  by frequent  transfers,  we reserve the right to limit the  number of  transfers  in any  Annuity  Year for all  existing  or new  Owners  and to take the  other  actions discussed  below.  We also  reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive  transfer  activity (as we define
it) or a specific  transfer request or group of transfer  requests may have a detrimental  effect on Unit Values or the share prices of the  Portfolios;  or (b) we are informed by a Portfolio  (e.g.,  by the  Portfolio's  portfolio manager)  that the purchase or  redemption  of shares in the  Portfolio  must be  restricted  because the Portfolio believes the transfer  activity to which such purchase and  redemption  relates would have a detrimental  effect on the share prices of the affected  Portfolio.  Without  limiting the above, the most likely scenario where either of the above  could  occur  would be if the  aggregate  amount of a trade or trades  represented  a  relatively  large proportion  of the total assets of a particular  Portfolio.  In  furtherance  of our general  authority to restrict transfers as described  above,  and without  limiting other actions we may take in the future,  we have adopted the following specific restrictions:

o        With  respect  to each  Sub-account  (other  than  the AST  Money  Market  Sub-account,  or a  Sub-account corresponding  to a ProFund  Portfolio),  we track amounts  exceeding a certain dollar threshold that were transferred into the Sub-account.  If you transfer such amount into a particular  Sub-account,  and within
         30 calendar days  thereafter  transfer (the  "Transfer  Out") all or a portion of that amount into another
         Sub-account,  then upon the Transfer  Out, the former  Sub-account  becomes  restricted  (the  "Restricted
         Sub-account").  Specifically,  we will not permit  subsequent  transfers into the  Restricted  Sub-account for 90 calendar days after the Transfer Out if the Restricted  Sub-account  invests in a non-international
         Portfolio,  or 180  calendar  days after the  Transfer  Out if the  Restricted  Sub-account  invests in an international  Portfolio.  For purposes of this rule,  we (i) do not count  transfers  made in  connection with one of our  systematic  programs,  such as asset  allocation and automated  withdrawals;  (ii) do not count any transfer that solely involves  Sub-accounts  corresponding  to any ProFund  Portfolio and/or the
         AST Money Market  Portfolio;  and (iii) do not  categorize as a transfer the first  transfer that you make after the Issue Date,  if you make that  transfer  within 30 calendar  days after the Issue Date.  Even if an amount  becomes  restricted  under the  foregoing  rules,  you are still free to redeem the amount from your Annuity at any time.
o        We reserve the right to effect  exchanges on a delayed basis for all  contracts.  That is, we may price an exchange  involving  the  Sub-accounts  on the  business day  subsequent  to the business day on which the exchange  request was received.  Before  implementing  such a practice,  we would issue a separate written notice to Owners that explains the practice in detail.
o        If we deny  one or  more  transfer  requests  under  the  foregoing  rules,  we  will  inform  you or your investment professional promptly of the circumstances concerning the denial.
o        We will not implement these rules in jurisdictions  that have not approved  contract  language  amendments authorizing us to do so, or may implement  different  rules in certain  jurisdictions  if required by such jurisdictions.  Contract owners in  jurisdictions  with such limited transfer  restrictions,  and contract owners who own variable life insurance or variable annuity  contracts  (regardless of  jurisdiction)  that do not  impose  the  above-referenced  transfer  restrictions,  might  make  more  numerous  and  frequent transfers than contract owners who are subject to such  limitations.  Because  contract owners who are not subject to the same transfer  restrictions may have the same underlying  mutual fund portfolios  available to them,  unfavorable  consequences  associated  with such frequent  trading within the underlying  mutual fund (e.g.,  greater  portfolio  turnover,  higher  transaction  costs,  or performance or tax issues) may affect all contract  owners.  Similarly,  while contracts  managed by an investment  professional or third party investment  advisor are subject to the  restrictions on transfers  between  investment  options that are  discussed  above,  if the  advisor  manages a number of  Contracts  in the same  fashion  unfavorable consequences  may  be  associated  with  management  activity  since  it may  involve  the  movement  of a substantial  portion of an underlying  mutual fund assets which may affect all contract owners invested in
         the  affected   options.   Apart  from   jurisdiction-specific   and  contract   differences  in  transfer
         restrictions,  we  will  apply  these  rules  uniformly  (including  contracts  managed  by an  investment professional  or third  party  investment  advisor),  and will not waive a  transfer  restriction  for any contract owner.

Although  our  transfer  restrictions  are  designed  to  prevent  excessive  transfers,  they are not  capable  of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes.  We offer  Dollar  Cost  Averaging  during  the  accumulation  period.  Dollar  Cost  Averaging  allows you to systematically  transfer an amount each month from one investment  option to one or more other investment  options.
You can choose to transfer  earnings only,  principal plus earnings or a flat dollar amount.  Dollar Cost Averaging allows you to invest  regularly each month,  regardless of the current unit value (or price) of the  Sub-account(s)
you invest in.  This  enables  you to  purchase  more units when the market  price is low and fewer  units when the market  price  is  high.  This  may  result  in a lower  average  cost of units  over  time.  However,  there is no guarantee that Dollar Cost Averaging will result in a profit or protect  against a loss in a declining  market.  We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable  investment  options or Fixed  Allocations.  Dollar Cost  Averaging  from
Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal  plus  earnings.  If  transferring  principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE: When a Dollar Cost Averaging  program is established from a Fixed  Allocation,  the fixed rate of interest we credit to your  Account  Value is applied to a  declining  balance  due to the  transfers  of Account  Value to the
Sub-accounts  during the Guarantee  Period.  This will reduce the effective rate of return on the Fixed  Allocation over the Guarantee Period.

The Dollar Cost Averaging  program is not available if you elect the Guaranteed  Return Option PlusSM or Guaranteed
Return Option programs when it involves transfers out of the Fixed Allocations.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation  period,  we offer automatic  rebalancing  among the variable  investment  options you choose.  You can choose to have your  Account  Value  rebalanced  quarterly,  semi-annually,  or  annually.  On the appropriate date, your variable  investment options are rebalanced to the allocation  percentages you request.  For example,  over time the  performance  of the  variable  investment  options will  differ,  causing your  percentage allocations to shift.  With  automatic  rebalancing,  we transfer the  appropriate  amount from the  "overweighted"
Sub-accounts  to the  "underweighted"  Sub-accounts to return your  allocations to the percentages you request.  If you request a transfer from or into any variable  investment  option  participating  in the  automatic  rebalancing program,  we will assume that you wish to change  your  rebalancing  percentages  as well,  and will  automatically adjust the rebalancing  percentages in accordance with the transfer unless we receive  alternate  instructions from you.

You must have a minimum  Account  Value of at least  $10,000 to enroll in automatic  rebalancing.  All  rebalancing transfers  made on the same day as part of an automatic  rebalancing  program are  considered  as one transfer when counting the number of transfers each year toward the maximum number of free  transfers.  We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER ANY ASSET ALLOCATION PROGRAMS?

Yes.  During the  accumulation  period,  we may offer  different asset  allocation  programs  designed for American
Skandia by  Morningstar  Associates,  LLC.  Each program is available to Annuity  Owners at no  additional  charge.
Each program is designed as a tool to enable you and your investment  professional  to develop an asset  allocation program  that is  appropriate  for you.  Your  investment  professional  will  help  you to  complete  an  investor questionnaire that will help you and your investment  professional to determine whether  participating in a program is  appropriate  for you and to  determine  your  investment  style from which you can choose the  available  model portfolios.  We offer programs where you and your investment  professional  choose from the available  Sub-accounts for each asset class in the model  portfolio  you have chosen based on your answers to the  questionnaire.  You may change your  selected  Sub-accounts  at any time.  We also offer  programs  where the  Sub-accounts  for each asset class in each model portfolio are designated  based on an objective  evaluation of the available  Sub-accounts.  If
you  elect  the  second  type  of  program,  the  selected   Sub-accounts  within  a  model  portfolio  may  change
periodically.  Under these  programs,  assets  allocated to the program are rebalanced on a periodic basis based on suggested  changes to the allocation  percentages  for an asset class within a model  portfolio or based on changes in the value of the  Sub-accounts.  Each  asset  allocation  program  is  subject  to  additional  limitations  and restrictions which are more fully described in the enrollment form for the programs.

Asset allocation is a sophisticated  method of diversification  which allocates assets among asset classes in order to manage  investment risk and enhance returns over the long term.  However,  asset allocation does not guarantee a profit or protect  against a loss.  You are not  obligated  to  participate  or to invest  according to the program recommendations.  American  Skandia does not intend to provide any  personalized  investment  advice in  connection
with  these  programs  and  you  should  not  rely  on  these  programs  as  providing  individualized   investment
recommendations  to you. The asset  allocation  programs do not guarantee  better  investment  results.  We reserve the right to  terminate  or  change  the asset  allocation  programs  at any time.  You  should  consult  with your investment professional before electing any asset allocation program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two  different  programs  for  investors  who wish to invest in the variable  investment  options but also wish to protect  their  principal,  as of a specific  date in the  future.  They are the  Balanced  Investment
Program and the  Guaranteed  Return Option  PlusSM.  (The  Guaranteed  Return Option PlusSM (GRO PlusSM) is not yet
available in all states.  In those states where GRO Plus is not  available we offer the  Guaranteed  Return  Option
(GRO).) Both the  Balanced  Investment  Program and GRO Plus allow you to allocate a portion of your Account  Value to the  available  variable  investment  options  while  ensuring  that your Account Value will at least equal your contributions  adjusted  for  withdrawals  and  transfers on a specified  date.  Under GRO Plus,  Account  Value is allocated to and  maintained in Fixed  Allocations to the extent we, in our sole  discretion,  deem it is necessary to support our guarantee under the program.  This differs from the Balanced  Investment  Program where a set amount is allocated to a Fixed  Allocation  regardless of the  performance of the underlying  Sub-accounts or the interest rate environment  after the amount is allocated to a Fixed Allocation.  Generally,  more of your Account Value will be allocated  to the  variable  investment  options  under the GRO Plus program than under the Balanced  Investment
Program  (although in periods of poor market  performance,  low interest  rates and/or as the option  progresses to its maturity  date,  this may not be the case).  You may not want to use either of these  programs if you expect to begin taking annuity  payments before the program would be completed.  In addition,  as with most return of premium programs,  amounts that are  available to allocate to the variable  investment  options may be  substantially  less than they would be if you did not elect a return of premium  program.  This means that,  if  investment  experience in the variable  investment  options were positive,  your Account Value would grow at a slower rate than if you did not elect a return of premium program and allocated all of your Account Value to the variable investment options.

Balanced Investment Program
We offer a balanced  investment  program where a portion of your Account  Value is allocated to a Fixed  Allocation and the remaining Account Value is allocated to the variable  investment  options that you select.  When you enroll in the Balanced  Investment  Program,  you choose the duration that you wish the program to last.  This  determines the duration of the Guarantee  Period for the Fixed  Allocation.  Based on the fixed rate for the Guarantee  Period chosen,  we calculate the portion of your Account  Value that must be allocated to the Fixed  Allocation to grow to a specific  "principal  amount"  (such as your initial  Purchase  Payment).  We  determine  the amount based on the rates  then in effect for the  Guarantee  Period you  choose.  If you  continue  the  program  until the end of the
Guarantee  Period and make no withdrawals or transfers,  at the end of the Guarantee  Period,  the Fixed Allocation
will have grown to equal the "principal  amount".  Withdrawals or transfers  from the Fixed  Allocation  before the end of the Guarantee  Period will  terminate the program and may be subject to a Market Value  Adjustment.  You can transfer  the  Account  Value  that is not  allocated  to the  Fixed  Allocation  between  any of the  Sub-accounts available  under the Annuity.  Account Value you allocate to the variable  investment  options is subject to market fluctuations  and may increase or decrease in value.  We do not deduct a charge for  participating  in the Balanced
Investment Program.

         Example
         Assume you invest  $100,000.  You choose a 10-year  program and allocate a portion of your  Account  Value to a Fixed  Allocation  with a 10-year  Guarantee  Period.  The rate for the 10-year  Guarantee  Period is
         2.50%*.  Based on the fixed  interest rate for the  Guarantee  Period  chosen,  the factor is 0.781198 for determining  how much of your Account  Value will be allocated  to the Fixed  Allocation.  That means that
         $78,120 will be allocated to the Fixed  Allocation  and the  remaining  Account  Value  ($21,880)  will be allocated to the variable  investment  options.  Assuming  that you do not make any  withdrawals  from the
         Fixed  Allocation,  it will  grow to  $100,000  at the end of the  Guarantee  Period.  Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*        The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration

The  Guaranteed  Return  Option  PlusSM  (GRO  PlusSM)   guarantees  that,  after  a  seven-year  period  following commencement  of the program  ("maturity  date") and on each  anniversary  of the  maturity  date  thereafter,  the
Owner's  Account Value will not be less than the Account Value on the  effective  date of the program.  The program also offers the Owner the option to elect a second,  enhanced  guarantee  amount at a higher  Account Value subject to a separate  maturity  period (and its  anniversaries).  The GRO PlusSM program may be appropriate if you wish to protect a principal  amount  (called the "Protected  Principal  Value")  against market  downturns as of a specific date in the  future,  but also wish to  exercise  control  of your  available  Account  Value  among  the  variable investment  options to participate in market  experience.  Under the GRO PlusSM  program,  you give us the right to allocate amounts to Fixed  Allocations as needed to support the guarantees  provided.  The available  Account Value is the  amount  not  allocated  to the  Fixed  Allocations  to  support  the  guarantees  provided.  There is a fee associated  with this program.  See "Living  Benefit  Programs,"  later in this  Prospectus,  for more  information about this program.

DOES MY INVESTMENT PROFESSIONAL HAVE PERMISSION TO MANAGE MY ACCOUNT?
Yes.  Unless you direct  otherwise,  your investment  professional  may direct the allocation of your Account Value and request financial  transactions  between investment options while you are living,  subject to our rules. Unless you tell us  otherwise,  we deem that all  transactions  that are  directed by your  investment  professional  with respect to your Annuity have been  authorized by you. You must contact us  immediately  if and when you revoke such authority.  We will not be responsible  for acting on instructions  from your  investment  professional if you fail to  inform  us that  such  person's  authority  has  been  revoked.  We may also  suspend,  cancel  or limit  these privileges at any time.  We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
Yes. You may engage your own  investment  advisor to manage your account.  These  investment  advisors may be firms or persons who also are  appointed by us, or whose  affiliated  broker-dealers  are  appointed by us, as authorized sellers of the Annuity.  Even if this is the case,  however,  please note that the investment advisor you engage to provide  advice and/or make  transfers  for you, is not acting on our behalf,  but rather is acting on your behalf.
We do not offer  advice  about how to allocate  your  Account  Value under any  circumstance.  As such,  we are not responsible  for any  recommendations  such  investment  advisors make, any investment  models or asset  allocation programs they choose to follow or any specific transfers they make on your behalf.

Any fee that is charged by your  investment  advisor is in addition to the fees and expenses  that apply under your
Annuity.  If you  authorize  your  investment  advisor  to  withdraw  amounts  from  your  Annuity  (to the  extent permitted) to pay for the investment  advisor's fee, as with any other withdrawal from your Annuity,  you may incur adverse tax  consequences,  a CDSC and/or a market value  adjustment.  Withdrawals to pay your  investment  advisor generally  will also  reduce  the  level of  various  living  and  death  benefit  guarantees  provided  (e.g.  the withdrawals  will reduce  proportionately  the Annuity's  guaranteed  minimum death benefit.) We are not a party to the agreement you have with your  investment  advisor and do not verify that amounts  withdrawn  from your annuity, including  amounts  withdrawn to pay for the investment  advisor's fee, are within the terms of your agreement with your investment  advisor.  You will,  however,  receive  confirmations of transactions that affect your Annuity. If your investment  advisor has also acted as your investment  professional  with respect to the sale of your Annuity, he or she may be receiving  compensation  for services  provided both as an investment  professional and investment advisor.  Alternatively,  the  investment  advisor  may  compensate  the  investment  professional  from  whom  you purchased your annuity for the referral that led you to enter into your investment  advisory  relationship with the investment  advisor.  If you are  interested in the details about the  compensation  that your  investment  advisor and/or your investment professional receive in connection with your Annuity, you should ask them for more details.

We or an affiliate of ours may provide administrative support to licensed,  registered investment  professionals or investment  advisors who you authorize to make financial  transactions  on your behalf.  We may require  investment professionals  or  investment  advisors,  who  are  authorized  by  multiple  contract  owners  to  make  financial transactions,  to enter into an  administrative  agreement  with  American  Skandia as a condition of our accepting
transactions   on  your  behalf.   The   administrative   agreement  may  impose   limitations  on  the  investment
professional's  or  investment  advisor's  ability  to  request  financial   transactions  on  your  behalf.  These
limitations are intended to minimize the detrimental  impact of an investment  professional who is in a position to transfer  large amounts of money for multiple  clients in a particular  Portfolio or type of portfolio or to comply with specific  restrictions or limitations  imposed by a Portfolio(s)  of American  Skandia.  Contracts  managed by your investment  professional  also are subject to the restrictions on transfers  between  investment  options that are  discussed  in the  section  entitled  "ARE  THERE  RESTRICTIONS  OR CHARGES ON  TRANSFERS  BETWEEN  INVESTMENT
OPTIONS?".  Since  transfer  activity  under  contracts  managed  by an  investment  professional  or  third  party investment  adviser may result in unfavorable  consequences to all contract owners invested in the affected options we reserve the right to limit the investment  options  available to a particular Owner whose contract is managed by the advisor or impose other transfer  restrictions we deem necessary.  The  administrative  agreement may limit the available  investment options,  require advance notice of large  transactions,  or impose other trading limitations on your investment  professional.  Your  investment  professional  will be informed of all such  restrictions on an ongoing basis.  We may also require that your investment  professional  transmit all financial  transactions  using
the      electronic      trading      functionality      available      through      our      Internet      website
(www.americanskandia.prudential.com).   Limitations  that  we  may  impose  on  your  investment   professional  or
investment  advisor  under  the  terms of the  administrative  agreement  do not  apply to  financial  transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?

We credit the fixed  interest  rate to the Fixed  Allocation  throughout  a set period of time called a  "Guarantee
Period."  Fixed  Allocations  currently are offered with  Guarantee  Periods from 1 to 10 years.  We may make Fixed
Allocations of different  durations  available in the future,  including Fixed Allocations  offered exclusively for use with certain optional  investment  programs.  Fixed  Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

The interest  rate credited to a Fixed  Allocation is the rate in effect when the Guarantee  Period begins and does not change  during the  Guarantee  Period.  The rates are an effective  annual rate of interest.  We determine  the interest  rates for the various  Guarantee  Periods.  At the time that we confirm  your Fixed  Allocation,  we will advise you of the interest rate in effect and the date your Fixed  Allocation  matures.  We may change the rates we credit new Fixed  Allocations  at any time.  Any change in interest  rate does not affect  Fixed  Allocations  that were in effect  before the date of the change.  To inquire as to the current  rates for Fixed  Allocations,  please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent  permitted by law, we may  establish  different  interest  rates for Fixed  Allocations  offered to a class of Owners who choose to participate  in various  optional  investment  programs we make  available.  This may include,  but is not limited to, Owners who elect to use Fixed  Allocations  under a dollar cost averaging  program
(see "Do You Offer Dollar Cost Averaging?") or a balanced  investment  program (see "Do you offer programs designed to guarantee a "Return of Premium" at a future  date?").  The interest rate credited to Fixed  Allocations  offered to this class of purchasers may be different  than those offered to other  purchasers who choose the same Guarantee
Period but who do not participate in an optional investment program.  Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for  determining the fixed interest rates for Fixed  Allocations.  Generally the interest  rates we offer for Fixed  Allocations  will  reflect the  investment  returns  available  on the types of investments  we make to  support  our fixed  rate  guarantees.  These  investment  types  may  include  cash,  debt securities  guaranteed  by the United  States  government  and its  agencies  and  instrumentalities,  money market instruments,  corporate debt obligations of different durations,  private placements,  asset-backed obligations and municipal  bonds.  In  determining  rates we also consider  factors such as the length of the Guarantee  Period for the Fixed  Allocation,  regulatory  and tax  requirements,  liquidity of the markets for the type of investments we make,  commissions,  administrative  and  investment  expenses,  our  insurance  risks  in  relation  to the  Fixed
Allocations,  general  economic  trends  and  competition.  Some of these  considerations  are  similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit  interest on a new Fixed  Allocation in an existing  Annuity at a rate not less than the rate we are then crediting to Fixed  Allocations for the same Guarantee  Period selected by new Annuity  purchasers in the same class.

The  interest  rate we credit for a Fixed  Allocation  is subject to a minimum.  Please  refer to the  Statement of
Additional  Information.  In certain  states the  interest  rate may be  subject  to a minimum  under  state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you  transfer  or  withdraw  Account  Value  from a Fixed  Allocation  more than 30 days  before  the end of its
Guarantee  Period,  we will  adjust  the  value of your  investment  based on a  formula,  called a  "Market  Value
Adjustment" or "MVA".  The amount of any Market Value  Adjustment can be either positive or negative,  depending on the movement of a  combination  of Strip  Yields on Strips and an  Option-adjusted  Spread (each as defined  below)
between  the time that you  purchase  the Fixed  Allocation  and the time you make a transfer  or  withdrawal.  The
Market Value  Adjustment  formula  compares  the  combination  of Strip  Yields for Strips and the  Option-adjusted
Spreads  as of the date the  Guarantee  Period  began  with the  combination  of Strip  Yields  for  Strips and the
Option-adjusted  Spreads as of the date the MVA is being  calculated.  In  certain  states the amount of any Market
Value  Adjustment  may be limited  under state law or  regulation.  If your Annuity is governed by the laws of that state,  any Market  Value  Adjustment  that  applies  will be subject to our rules for  complying  with such law or regulation.

|X|      "Strips"  are a form of  security  where  ownership  of the  interest  portion of United  States  Treasury securities are separated from ownership of the underlying principal amount or corpus.
|X|      "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|       "Option-adjusted  Spread" is the difference  between the yields on corporate debt securities  (adjusted to disregard options on such securities) and government debt securities of comparable duration.  We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula
The MVA  formula is applied  separately  to each Fixed  Allocation  to  determine  the  Account  Value of the Fixed
Allocation on a particular date.  The formula is as follows:

                                            [(1+I) / (1+J+0.0010)]N/365
                                                      where:

                  I is the Strip  Yield as of the start date of the  Guarantee  Period for coupon
                  Strips  maturing  at the  end of  the  applicable  Guarantee  Period  plus  the
                  Option-adjusted  Spread.  If there are no Strips maturing at that time, we will use the Strip  Yield for the  Strips  maturing  as soon as  possible  after the
                  Guarantee Period ends.

                  J is the  Strip  Yield as of the  date the MVA  formula  is being  applied  for coupon Strips maturing at the end of the applicable  Guarantee  Period plus the
                  Option-adjusted  Spread.  If there are no Strips maturing at that time, we will use the Strip  Yield for the  Strips  maturing  as soon as  possible  after the
                  Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

MVA Examples
The  following  hypothetical  examples  show  the  effect  of the MVA in  determining  Account  Value.  Assume  the following:
|X|      On December 31, 2000,  you allocate  $50,000 into a Fixed  Allocation  with a Guarantee  Period of 5 years
         (e.g. the Maturity Date is December 31, 2005).
|X|      The Strip Yields for coupon  Strips  beginning on December 31, 2000 and maturing on December 31, 2005 plus the Option-adjusted Spread is 5.50% (I = 5.50%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw the entire  Fixed  Allocation  after exactly three (3) years, therefore 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA
Assume that at the time you request  the  withdrawal,  the Strip  Yields for Strips  maturing on December  31, 2005 plus the  Option-adjusted  Spread is 4.00% (J = 4.00%).  Based on these  assumptions,  the MVA would be  calculated as follows:

                        MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.041]2 = 1.027078
                                            Interim Value = $57,881.25
                         Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA
Assume that at the time you request  the  withdrawal,  the Strip  Yields for Strips  maturing on December  31, 2005 plus the Option-adjusted  Spread is 7.00% (J = 7.00%).  Based on these assumptions,  the MVA would be calculated as follows:

                        MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.071)]2 = 0.970345
                                            Interim Value = $57,881.25
                        Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The  "Maturity  Date" for a Fixed  Allocation is the last day of the Guarantee  Period.  Before the Maturity  Date,
you may choose to renew the Fixed  Allocation  for a new  Guarantee  Period of the same or different  length or you may transfer all or part of that Fixed  Allocation's  Account Value to another  Fixed  Allocation or to one or more
Sub-accounts.  We will  not  charge  a MVA if you  choose  to  renew a Fixed  Allocation  on its  Maturity  Date or transfer the Account Value to one or more  variable  investment  options.  We will notify you before the end of the
Guarantee Period about the fixed interest rates that we are currently  crediting to all Fixed  Allocations that are being offered.  The rates being credited to Fixed Allocations may change before the Maturity Date.

If you do not specify how you want a Fixed  Allocation to be allocated on its Maturity  Date, we will then transfer the Account  Value of the Fixed  Allocation  to the AST Money  Market  Sub-account.  You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the  accumulation  period  you can  access  your  Account  Value  through  Partial  Withdrawals,  Systematic
Withdrawals,  and where required for tax purposes,  Minimum  Distributions.  You can also surrender your Annuity at any time.  We may deduct a portion of the Account Value being  withdrawn or  surrendered  as a CDSC.  The CDSC will be  assessed  on the  amount of  Purchase  Payments,  not on the  Account  Value at the time of the  withdrawal  or surrender.  If you surrender your Annuity,  in addition to any CDSC, we may deduct the Annual  Maintenance Fee, any
Tax Charge that applies and the charge for any optional  benefits.  We may also apply a Market Value  Adjustment to any Fixed  Allocations  being withdrawn or  surrendered.  Certain amounts may be available to you each Annuity Year that are not subject to a CDSC.  These are called "Free  Withdrawals."  In addition,  under certain  circumstances, we may waive the CDSC for  surrenders  made for  qualified  medical  reasons  or for  withdrawals  made to  satisfy
Minimum Distribution  requirements.  Unless you notify us differently,  withdrawals are taken pro-rata based on the
Account Value in the  investment  options at the time we receive your  withdrawal  request.  Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution  during the  accumulation  period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax  basis",  if any.  Distributions  from your  Annuity  are  generally  subject to  ordinary income taxation on the amount of any investment gain unless the  distribution  qualifies as a non-taxable  exchange or transfer.  If you take a  distribution  prior to the  taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition  to  ordinary  income  taxes on any gain.  You may wish to consult a  professional  tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity  payment is taxed as ordinary  income at the tax rate you are subject to at the time of the payment.  The Code and regulations have  "exclusionary  rules" that we use to determine  what  portion  of each  annuity  payment  should be treated as a return of any tax basis you have in the
Annuity.  Once the tax basis in the Annuity has been  distributed,  the remaining  annuity  payments are taxable as ordinary  income.  The tax basis in the Annuity may be based on the tax-basis  from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

|X|      To meet  liquidity  needs,  you can  withdraw a limited  amount from your  Annuity  during each of Annuity
         Years 1-4 without a CDSC being applied.  We call this the "Free  Withdrawal"  amount.  The Free Withdrawal amount is not available if you choose to surrender your Annuity.  Amounts  withdrawn as a Free  Withdrawal do not  reduce  the  amount  of CDSC that may apply  upon a  subsequent  withdrawal  or  surrender  of the
         Annuity.  The minimum Free Withdrawal you may request is $100.

|X|      You can  also  make  withdrawals  in  excess  of the  Free  Withdrawal  amount.  We call  this a  "Partial
         Withdrawal."  The amount that you may  withdraw  will depend on the  Annuity's  Surrender  Value as of the date we  process  the  withdrawal  request.  After  any  Partial  Withdrawal,  your  Annuity  must  have a
         Surrender Value of at least $1,000, or we may treat the Partial  Withdrawal  request as a request to fully surrender your Annuity.  The minimum Partial Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial  Withdrawals  and Systematic  Withdrawals,  we will first  determine what,  if  any,  amounts  qualify  as a Free  Withdrawal.  Those  amounts  are not  subject  to the  CDSC.  Partial
Withdrawals or Systematic  Withdrawals of amounts greater than the maximum Free  Withdrawal  amount will be subject to a CDSC.

You may request a withdrawal  for an exact dollar  amount after  deduction of any CDSC that applies  (called a "net withdrawal")  or request a gross  withdrawal  from which we will deduct any CDSC that  applies,  resulting  in less money being payable to you than the amount you  requested.  If you request a net  withdrawal,  the amount  deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

Partial  Withdrawals may also be available  following  annuitization but only if you choose certain annuity payment options.

To request the forms  necessary  to make a  withdrawal  from your  Annuity,  contact our  Customer  Service Team at
1-800-680-8920 or visit our Internet Website at www.americanskandia.prudential.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Year 1-4
The  maximum  Free  Withdrawal  amount  during  each of Annuity  Year 1 through  Annuity  Year 4 (when a CDSC would otherwise  apply to a partial  withdrawal  or surrender of your initial  Purchase  Payments) is 10% of all Purchase
Payments.  We may apply a Market Value  Adjustment  to any Fixed  Allocations.  The 10% Free  Withdrawal  amount is not  cumulative.  Withdrawals  of  amounts  greater  than the  maximum  Free  Withdrawal  amount  are  treated as a withdrawal of Purchase  Payments and will be assessed a CDSC during  Annuity Years 1 through 4. If, during  Annuity
Years 1 through 4, all Purchase Payments  withdrawn are subject to a CDSC, then any subsequent  withdrawals will be withdrawn from any gain in the Annuity.  If you do not make a Free  Withdrawal  during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

Annuity Year 5+
After Annuity Year 4, you can surrender  your Annuity or make a partial  withdrawal  without a CDSC being  deducted from the amount being withdrawn.

NOTE:  Amounts that you have withdrawn as a Free  Withdrawal  will not reduce the amount of any CDSC that we deduct if, during the first four (4) Annuity Years, you make a partial withdrawal or choose to surrender the Annuity.

Examples
1.    Assume you make an initial Purchase Payment of $10,000 and make no additional  Purchase Payments.  The maximum
      Free Withdrawal amount during each of the first four Annuity Years would be 10% of $10,000, or $1,000.

2.    Assume you make an initial  Purchase  Payment of $10,000 and make an additional  Purchase Payment of $5,000 in
      Annuity Year 2. The maximum Free  Withdrawal  amount during  Annuity Year 3 and 4 would be 10% of $15,000,  or
      $1,500.  From Annuity  Year 5 and  thereafter,  you can  surrender  your Annuity or make a partial  withdrawal without a CDSC being deducted from the amount being withdrawn.

3.    Assume you make an initial  Purchase  Payment of $10,000 and take a Free  Withdrawal of $500 in Annuity Year 2 and $1,000 in Annuity  Year 3. If you  surrender  your  Annuity in Annuity  Year 4, the CDSC will be  assessed against the initial  Purchase  Payment amount  ($10,000),  not the amount of Purchase  Payments reduced by the amounts that were withdrawn under the Free Withdrawal provision.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?
A CDSC may be  assessed  against a Partial  Withdrawal  during the first  four (4)  Annuity  Years.  Whether a CDSC applies and the amount to be charged depends on whether the Partial  Withdrawal  exceeds any Free Withdrawal amount and, if so, the number of years that have elapsed since the Issue Date of the Annuity.

1.       If you request a Partial  Withdrawal,  we  determine  if the amount you  requested  is  available as a Free
         Withdrawal (in which case it would not be subject to a CDSC);
2.       If the amount requested exceeds the available Free Withdrawal  amount, we determine if a CDSC will apply to the Partial  Withdrawal  based on the number of years that have elapsed  since the Annuity was issued.  The maximum Free  Withdrawal  amount during each of Annuity Years 1 through 4 is 10% of all Purchase  Payments.
         Withdrawals  of amounts  greater than the maximum  Free  Withdrawal  amount are treated as a withdrawal  of
         Purchase  Payments and will be assessed a CDSC. If, during Annuity Years 1 through 4, all Purchase Payments are withdrawn  subject to a CDSC,  then any subsequent  withdrawals  will be withdrawn from any gain in the
         Annuity.
3.       If the amount requested exceeds the amounts available under Item #2 above, we withdraw the remaining amount from any other Account Value.
|X|      If the  Annuity  has been in effect  for less than four  complete  years,  a CDSC will be  charged  on the amount of the Purchase Payment being withdrawn, according to the CDSC table.
|X|      If the  Annuity  has been in effect  for more than four  complete  years,  no CDSC will be  charged on the amount being withdrawn.

For  purposes of  calculating  the CDSC on a partial  withdrawal,  the Purchase  Payments  being  withdrawn  may be greater than your remaining  Account Value or the amount of your withdrawal  request.  This is most likely to occur if you have made prior  withdrawals  under the Free  Withdrawal  provision or if your Account Value has declined in value due to negative market performance.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic  Withdrawals." You can receive  Systematic  Withdrawals of earnings only,  principal plus  earnings or a flat  dollar  amount.  Systematic  Withdrawals  during the first four (4) Annuity  Years may be subject  to a CDSC.  We will  determine  whether a CDSC  applies  and the  amount in the same way as we would for a
Partial Withdrawal.

Systematic  Withdrawals  can be made from  Account  Value  allocated to the  variable  investment  options or Fixed
Allocations.  Generally,  Systematic  Withdrawals from Fixed  Allocations are limited to earnings accrued after the program of Systematic  Withdrawals  begins,  or payments of fixed dollar  amounts that do not exceed such earnings.
Systematic  Withdrawals  are available on a monthly,  quarterly,  semi-annual or annual basis.  The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.

The minimum  amount for each  Systematic  Withdrawal is $100. If any  scheduled  Systematic  Withdrawal is for less than $100  (which may occur  under a program  that  provides  payment  of an amount  equal to the  earnings  in the annuity for the period  requested),  we may postpone the withdrawal and add the expected  amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain  retirement  plans that receive special tax treatment under  Sections  401,  403(b) or 408 of the Code,  Section  72(t) of the Code may provide an  exception  to the 10%
penalty  tax on  distributions  made  prior  to age 59 1/2if you  elect  to  receive  distributions  as a  series  of
"substantially  equal  periodic  payments".  Distributions  received  under this provision in any Annuity Year that exceed the maximum  amount  available as a free  withdrawal  will be subject to a CDSC. We may apply a Market Value
Adjustment to any Fixed  Allocations.  To request a program that complies with Section  72(t),  you must provide us with certain  required  information in writing on a form  acceptable to us. We may require  advance notice to allow us to calculate  the amount of 72(t)  withdrawals.  The  Surrender  Value of your Annuity must be at least  $20,000 before we will allow you to begin a program for  withdrawals  under Section 72(t).  The minimum amount for any such withdrawal is $100.

You may also  annuitize  your  contract  and  begin  receiving  payments  for the  remainder  of your life (or life expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum  Distributions  are a type of  Systematic  Withdrawal  we allow  to meet  distribution  requirements  under
Sections 401, 403(b) or 408 of the Code.  Under the Code, you may be required to begin receiving  periodic  amounts from your  Annuity.  In such case,  we will allow you to make  Systematic  Withdrawals  in amounts that satisfy the minimum  distribution  rules under the Code. We do not assess a CDSC on Minimum  Distributions from your Annuity if you are required by law to take such Minimum  Distributions  from your Annuity at the time it is taken.  However, a
CDSC may be assessed on that portion of a Systematic  Withdrawal that is taken to satisfy the minimum  distribution requirements  in  relation  to other  savings or  investment  plans  under  other  qualified  retirement  plans not maintained with American Skandia.

The amount of the required  Minimum  Distribution  for your  particular  situation  may depend on other  annuities, savings or  investments.  We will only  calculate the amount of your  required  Minimum  Distribution  based on the value of your  Annuity.  We require  three (3) days advance  written  notice to calculate and process the amount of your  payments.  You may  elect  to have  Minimum  Distributions  paid out  monthly,  quarterly,  semi-annually  or annually.  The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum Distributions.

You may also  annuitize  your  contract  and  begin  receiving  payments  for the  remainder  of your life (or life expectancy) as a means of receiving  income  payments and satisfying the Minimum  Distribution  requirements  under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During  the  accumulation  period  you can  surrender  your  Annuity at any time.  Upon  surrender,  you will receive  the  Surrender  Value.  Upon  surrender  of your  Annuity,  you will no longer  have any rights  under the
Annuity.

For purposes of calculating the CDSC on surrender,  the Purchase  Payments being withdrawn may be greater than your remaining  Account Value or the amount of your  withdrawal  request.  This is most likely to occur if you have made prior  withdrawals  under the Free  Withdrawal  provision  or if your  Account  Value has  declined in value due to negative market performance.  We may apply a Market Value Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms necessary to surrender your Annuity,  contact our Customer Service Team at  1-800-680-8920  or visit our Internet Website at www.americanskandia.prudential.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where  permitted by law, you may request to surrender  your Annuity  prior to the Annuity Date without  application of any CDSC upon occurrence of a  medically-related  "Contingency  Event".  We may apply a Market Value  Adjustment to any Fixed Allocations.  The amount payable will be your Account Value.

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:

|X|      the  Annuitant  must have been named or any change of  Annuitant  must have been  accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender.

|X|      the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
|X|      if the Owner is one or more natural persons, all such Owners must also be alive at such time;
|X|      we must receive  satisfactory  proof of the  Annuitant's  confinement  in a Medical Care Facility or Fatal
         Illness in writing on a form satisfactory to us; and
|X|      this benefit is not available if the total Purchase  Payments  received  exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant.

A "Contingency Event" occurs if the Annuitant is:
|X|      first  confined in a "Medical Care  Facility"  while your Annuity is in force and remains  confined for at least 90 days in a row; or
|X|      first diagnosed as having a "Fatal Illness" while your Annuity is in force.

The definitions of "Medical Care Facility" and "Fatal  Illness," as well as additional  terms and  conditions,  are provided in your  Annuity.  Specific  details  and  definitions  in relation to this  benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options  available that provide fixed annuity  payments,  variable payments or adjustable payments.  Fixed options provide the same amount with each payment.  Variable options  generally  provide a payment which may increase or decrease  depending on the investment  performance of the Sub-accounts.  However,  currently, we also make a variable  payment option that has a guarantee  feature.  Adjustable  options provide a fixed payment that is  periodically  adjusted based on current  interest  rates.  We do not guarantee to make any annuity payment options  available in the future other than those fixed  annuitization  options  guaranteed  in your  Annuity.  For additional information on annuity payment options you may request a Statement of Additional Information.

When you  purchase  an Annuity,  or at a later  date,  you may choose an Annuity  Date,  an annuity  option and the frequency  of annuity  payments.  You may change  your  choices  before  the  Annuity  Date under the terms of your contract.  A maximum  Annuity Date may be required by law.  The Annuity  Date may depend on the annuity  option you choose.  Certain annuity options may not be available depending on the age of the Annuitant.

Certain of these  annuity  options  may be  available  to  Beneficiaries  who choose to receive  the Death  Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1
--------
Payments  for Life:  Under this  option,  income is payable  periodically  until the death of the "key  life".  The
"key life" (as used in this  section)  is the person or persons  upon whose life  annuity  payments  are based.  No additional  annuity  payments  are made after the death of the key life.  Since no minimum  number of  payments  is guaranteed,  this option offers the largest amount of periodic  payments of the life  contingent  annuity  options.
It is  possible  that only one  payment  will be  payable if the death of the key life  occurs  before the date the second  payment was due,  and no other  payments  nor death  benefits  would be payable.  This Option is  currently available  on a fixed or variable  basis.  Under this  option,  you cannot make a partial or full  surrender of the annuity.

Option 2
--------
Payments  Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint  lifetime of two key lives, and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the  survivor's  death.  No minimum  number of payments is  guaranteed  under this option.  It is possible  that only one payment  will be payable if the death of all the key lives occurs  before the date the second  payment was due, and no other  payments or death benefits  would be payable.  This Option is currently  available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 3
--------
Payments  for Life with a Certain  Period:  Under this option,  income is payable  until the death of the key life.
However,  if the key life dies before the end of the period  selected (5, 10 or 15 years),  the remaining  payments are paid to the  Beneficiary  until the end of such  period.  This  Option  is  currently  available  on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 4
--------
Fixed Payments for a Certain Period:  Under this option,  income is payable  periodically for a specified number of years. If the payee dies before the end of the specified  number of years,  the remaining  payments are paid to the
Beneficiary  until the end of such period.  Note that under this option,  payments are not based on any assumptions of life  expectancy.  Therefore,  that portion of the  Insurance  Charge  assessed to cover the risk that key lives outlive our  expectations  provides no benefit to an Owner  selecting  this option.  Under this option,  you cannot make a partial or full surrender of the annuity.

Option 5
--------
Variable  Payments for Life with a Cash Value:  Under this  option,  benefits  are payable  periodically  until the death  of the key  life.  Benefits  may  increase  or  decrease  depending  on the  investment  performance  of the
Sub-accounts.  This option has a cash value that also varies with the investment  performance  of the  Sub-account.
The cash value provides a "cushion" from volatile investment  performance so that negative  investment  performance does  not  automatically  result  in a  decrease  in the  annuity  payment  each  month,  and  positive  investment performance  does not  automatically  result  in an  increase  in the  annuity  payment  each  month.  The  cushion generally  "stabilizes"  monthly  annuity  payments.  Any cash value remaining on the death of the key life is paid to the  Beneficiary  in a lump sum or as periodic  payments.  Under this  option,  you can request  partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
--------
Variable  Payments for Life with a Cash Value and Guarantee:  Under this option,  benefits are payable as described in Option 5; except  that,  while the key life is alive,  the annuity  payment  will not be less than a  guaranteed
             ------
amount,  which  generally  is equal  to the  first  annuity  payment.  We  charge  an  additional  amount  for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request  partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless  prohibited  by law, we require that you elect either a life annuity or an annuity with a certain  period of at least 5 years if any CDSC would  apply  were you to  surrender  your  Annuity on the  Annuity  Date.  Therefore, choosing an Annuity  Date within  four (4) years of the Issue Date of the Annuity may limit the  available  annuity payment  options.  Certain  annuity  payment  options may not be available  if your Annuity Date occurs  during the period that a CDSC would apply.

If you have not provided us with your Annuity Date or annuity payment option in writing, then:
|X|      the Annuity Date will be the first day of the calendar month following the later of the  Annuitant's  85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity  payments,  where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed  annuity  payments,  you will receive equal  fixed-dollar  payments  throughout  the period you select.  The amount of the fixed payment will vary  depending on the annuity  payment option and payment frequency you select.  Generally,  the first annuity payment is determined by multiplying the Account Value,  minus any state premium taxes that may apply,  by the factor  determined  from our table of annuity  rates.  The table of annuity  rates differs based on the type of annuity  chosen and the frequency of payment  selected.  Our rates will not be less  than our  guaranteed  minimum  rates.  These  guaranteed  minimum  rates  are  derived  from the a2000
Individual  Annuity  Mortality  Table  with an assumed  interest  rate of 3% per annum.  Where  required  by law or regulation,  such  annuity  table  will have  rates  that do not  differ  according  to the gender of the key life.
Otherwise, the rates will differ according to the gender of the key life.

Variable Annuity Payments
We offer three different types of variable  annuity payment  options.  The first annuity payment will be calculated based upon the assumed  investment  return  ("AIR").  You select the AIR before we start to make annuity  payments.
You will not receive  annuity  payments  until you choose an AIR. The remaining  annuity  payments  will  fluctuate based on the performance of the  Sub-accounts  relative to the AIR, as well as, other factors  described below. The greater the AIR, the greater the first  annuity  payment.  A higher AIR may result in smaller  potential  growth in the annuity  payments.  A lower AIR results in a lower initial annuity payment.  Within payment options 1-3, if the
Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments will be the same as the first annuity  payment.  If the  Sub-accounts  you choose perform better than the AIR, then subsequent  annuity payments will be higher than the first  annuity  payment.  If the  Sub-accounts  you choose  perform worse than the
AIR, then  subsequent  annuity  payments  will be lower than the first.  Within  payment  options 5 and 6, the cash value for the  Annuitant  (while alive) and a variable  period of time during which  annuity  payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the  Sub-accounts  relative to the AIR;  however,  subsequent  annuity payments do not always increase or decrease based on the performance of the
Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         -----------------
         We calculate  each annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed under a schedule  of units for each  Sub-account  by the Unit  Value of each  Sub-account  on the  annuity payment  date.  We determine the schedule of units based on your Account Value (minus any premium tax that applies)  at the time you elect to begin  receiving  annuity  payments.  The  schedule  of units will vary based on the annuity  payment  option  selected,  the length of any certain  period (if  applicable),  the
         Annuitant's  age and gender  (if  annuity  payments  are due for the life of the  Annuitant)  and the Unit
         Value of the  Sub-accounts  you initially  selected on the Issue Date.  The  calculation  is performed for each  Sub-account,  and the  sum of the  Sub-account  calculations  equals  the  amount  of  your  annuity payment.  Other than to fund annuity  payments,  the number of units  allocated to each  Sub-account  will not change unless you transfer among the  Sub-accounts  or make a withdrawal (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|      Stabilized Variable Payments (Option 5)
         ----------------------------
         This option  provides  guaranteed  payments for life, a cash value for the  Annuitant  (while alive) and a variable  period of time during which annuity  payments will be made whether or not the Annuitant is still alive.  We calculate the initial  annuity  payment amount by multiplying  the number of units scheduled to
                                  -------
         be  redeemed  under a schedule of units by the Unit  Values  determined  on the  annuitization  date.  The schedule of units is established for each  Sub-account you choose on the  annuitization  date based on the applicable  benchmark  rate,  meaning the AIR, and the annuity  factors.  The annuity  factors reflect our assumptions  regarding  the  costs  we  expect  to bear in  guaranteeing  payments  for the  lives  of the
         Annuitant  and will  depend  on the  benchmark  rate,  the  annuitant's  attained  age and  gender  (where permitted).  Unlike variable  payments  (described above) where each payment can vary based on Sub-account performance,  this payment option  cushions the immediate  impact of Sub-account  performance by adjusting the length of the time during which  annuity  payments  will be made whether or not the Annuitant is alive while  generally  maintaining a level  annuity  payment  amount.  Sub-account  performance  that exceeds a benchmark rate will generally extend this time period,  while Sub-account  performance that is less than a benchmark  rate will generally  shorten the period.  If the period reaches zero and the Annuitant is still alive,  Annuity Payments continue,  however, the annuity payment amount will vary depending on Sub-account performance, similar to conventional variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         ------------------------------------------------------
         This option  provides  guaranteed  payments for life in the same manner as  Stabilized  Variable  Payments
         (described  above).  In addition to the stabilization  feature,  this option also guarantees that variable annuity  payments will not be less than the initial  annuity  payment  amount  regardless  of  Sub-account performance.  The AIR for this option is 3%.

The variable  annuity  payment  options are  described  in greater  detail in a separate  prospectus  which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable annuity payment option available.  Adjustable  annuity payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment  amount is  adjusted  upward or  downward  depending  on the rate we are  currently  crediting  to  annuity payments.  The  adjustment  in the  annuity  payment  amount  does not affect the  duration  of  remaining  annuity payments, only the amount of each payment.

LIVING BENEFIT PROGRAMS

DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

American Skandia offers three different  optional benefits,  for an additional charge,  that can provide investment protection  for  Owners  while  they are  alive.  Notwithstanding  the  additional  protection  provided  under the optional  Living  Benefit  Programs,  the  additional  cost has the  impact  of  reducing  net  performance  of the investment  options.  Each optional  benefit offers a distinct type of guarantee,  regardless of the performance of variable  investment  options,  that may be appropriate for you depending on the manner in which you intend to make use of  your  annuity  while  you are  alive.  Depending  on  which  optional  benefit  you  choose,  you can  have substantial flexibility to invest in variable investment options while:
|X|      protecting a principal amount from decreases in value as of specified future dates;
|X|      taking  withdrawals  with a guarantee  that you will be able to withdraw not less than a principal  amount over time; or
|X|      guaranteeing  a minimum  amount of growth  will be applied to your  principal,  if it is to be used as the basis for lifetime income payments beginning after a waiting period.

Below is a brief  summary  of the three  "living  benefits"  that  American  Skandia  offers.  Please  refer to the benefit  description  for a  complete  description  of the  terms,  conditions  and  limitations  of each  optional benefit.  You should consult with your investment  professional to determine if any of these optional  benefits may be appropriate for you based on your financial  needs.  There are many factors to consider,  but we note that among them you may want to evaluate the tax  implications  of these  different  approaches  to meeting  your needs,  both between  these  benefits and in  comparison  to other  potential  solutions to your needs (e.g.  comparing  the tax implications of the withdrawal benefit and annuity payments).

I.       The Guaranteed  Return Option PlusSM (GRO PlusSM)  guarantees  that,  after a seven-year  period  following commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter,  the
         Owner's  Account Value will not be less than the Account Value on the  effective  date of the program.  The program also offers the Owner the option to elect a second,  enhanced  guarantee amount at a higher Account
         Value  subject to a separate  maturity  period  (and its  anniversaries).  The GRO  PlusSM  program  may be appropriate  if you wish to protect a principal  amount (called the "Protected  Principal  Value")  against market  downturns as of a specific date in the future,  but also wish to exercise control by allocating and transferring  your available Account Value among the variable  investment  options to participate in market experience. Under the GRO PlusSM program, you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees  provided.  The available  Account Value that may be allocated  among your variable  investment  options  are those  amounts not  allocated  to the Fixed  Allocations  to support the guarantees provided.

II.      The  Guaranteed  Minimum  Withdrawal  Benefit  (GMWB)  guarantees  the Owner's  ability to make  cumulative withdrawals  over time equal to an initial  principal  value  (called the  "Protected  Withdrawal  Value"), regardless of decreases in your Account Value due to market losses.  The GMWB program may be appropriate if you intend to make periodic  withdrawals from your Annuity and wish to ensure that market  performance will not affect your ability to receive guaranteed  minimum  withdrawals.  Taking income as withdrawals,  rather than annuity  payments,  may be less tax  efficient  for  non-qualified  uses of the Annuity,  but provides greater  control  over the timing and amount of  withdrawals  during the  accumulation  period,  as well as continuing the Annuity's other benefits, such as the death benefit.

III.     The Guaranteed  Minimum Income Benefit (GMIB)  guarantees the Owner's ability,  after a minimum  seven-year waiting period,  to begin receiving  income from the Annuity in the form of annuity  payments based on your total purchase payments under the contract and an annual increase of 5% on such Purchase Payments, adjusted for withdrawals, regardless of the impact of market performance on your Account Value. The GMIB program may be appropriate if you  anticipate  using your Annuity as a future source of periodic fixed income  payments for the  remainder of your life and wish to ensure that the basis upon which your income  payments  will be calculated will achieve at least a minimum amount despite fluctuations in market performance.

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)

-------------------------------------------------------------------------------------------------------------------
The  Guaranteed  Return  Option Plus  described  below is only being offered in those  jurisdictions  where we have received regulatory  approval,  and will be offered  subsequently in other jurisdictions when we receive regulatory approval in those  jurisdictions.  Certain terms and  conditions may differ  between  jurisdictions  once approved.
The program can be elected by new  purchasers  on the Issue Date of their  Annuity,  and can be elected by existing
Annuity  Owners on  either  the  anniversary  of the  Issue  Date of their  Annuity  or on a date  other  than that anniversary,  as  described  below under  "Election  of the  Program".  The  Guaranteed  Return  Option Plus is not
available if you elect the Guaranteed Return Option program (and it is currently  active),  the Guaranteed  Minimum
Withdrawal  Benefit rider, the Guaranteed  Minimum Income Benefit rider, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
-------------------------------------------------------------------------------------------------------------------

We offer a program that, after a seven-year  period  following  commencement of the program (we refer to the end of that period and any applicable  subsequent  period as the "maturity  date") and on each anniversary of the maturity date  thereafter  while the program  remains in effect,  guarantees  your Account  Value will not be less than your
Account Value on the effective date of your program  (called the  "Protected  Principal  Value").  The program also offers you the  opportunity  to elect a second,  enhanced  guaranteed  amount at a later date if your Account Value has  increased,  while  preserving  the guaranteed  amount  established on the effective date of your program.  The enhanced  guaranteed amount (called the "Enhanced  Protected  Principal  Value")  guarantees that, after a separate period  following  election of the  enhanced  guarantee  and on each  anniversary  thereafter  while this  enhanced guarantee  amount  remains in effect,  your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

The program  monitors  your  Account  Value daily and,  if  necessary,  systematically  transfers  amounts  between variable  investment  options you choose and Fixed  Allocations used to support the Protected  Principal  Value(s).
The  program  may be  appropriate  if you wish to protect a  principal  amount  against  market  downturns  as of a specific date in the future,  but also wish to invest in the variable  investment  options to participate in market performance.  There is an additional charge if you elect the Guaranteed Return Option Plus program.

The guarantees  provided by the program exist only on the applicable  maturity  date(s) and on each  anniversary of the maturity  date(s)  thereafter.  However,  due to the ongoing  monitoring of your Account Value and the transfer of Account  Value  between  the  variable  investment  options  and the Fixed  Allocations  to  support  our future guarantees,  the program may provide some protection from significant  market losses if you choose to surrender the
Annuity or begin  receiving  annuity  payments  prior to a maturity  date.  For this same  reason,  the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed  Return Option Plus offers a base guarantee as well as the option of electing an enhanced  guarantee at a later date.

|X|   Base Guarantee:  Under the base guarantee,  American Skandia  guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect,  your Account Value will be no less than the Protected  Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect,  if your Account Value is below the Protected  Principal  Value,  American
      Skandia will apply additional  amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

|X|   Enhanced Guarantee:  On any anniversary  following  commencement of the program, you can establish an enhanced guaranteed  amount  based on your  current  Account  Value.  Under the enhanced  guarantee,  American  Skandia guarantees  that at the end of a specified  period  following  the  election of the enhanced  guarantee  (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect,  your Account Value will be no less than the Enhanced Protected Principal
      Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced  guarantee.  Election of an enhanced guarantee does not impact the base guarantee.  In addition,  you may elect an "auto step-up"  feature that will  automatically  increase your base guarantee (or enhanced  guarantee,  if  previously  elected) on each  anniversary  of the program (and create a new maturity period for the new enhanced  guarantee) if the Account Value as of that anniversary  exceeds the existing base guarantee (or enhanced  guarantee,  if previously  elected) by 7% or more.  You may also elect to terminate an enhanced  guarantee.  If you elect to terminate  the enhanced  guarantee,  the base  guarantee  will remain in effect. If you have elected the enhanced guarantee,  on the guarantee's  maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected  Principal Value,  American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

Any  amounts  added to your  Annuity to  support  our  guarantees  under the  program  will be applied to any Fixed
Allocations  first and then to the  sub-accounts  pro rata,  based on your most recent  allocation  instructions in accordance  with the  allocation  mechanism  we use under the program.  We will notify you of any amounts  added to your Annuity under the program.  If our assumptions are correct and the operations  relating to the  administration of the program work  properly,  we do not expect that we will need to add  additional  amounts to the Annuity.  The
Protected  Principal  Value is referred to as the "Base  Guarantee" and the Enhanced  Protected  Principal Value is
referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity

Withdrawals  from your Annuity,  while the program is in effect,  will reduce the base guarantee  under the program as well as any enhanced  guarantee.  Cumulative annual withdrawals up to 5% of the Protected  Principal Value as of the effective  date of the program  (adjusted for any  subsequent  Purchase  Payments)  will reduce the  applicable guaranteed amount by the actual amount of the withdrawal  (referred to as the  "dollar-for-dollar  limit").  If the amount  withdrawn  is  greater  than the  dollar-for-dollar  limit,  the  portion  of the  withdrawal  equal to the dollar-for-dollar  limit will be treated as described  above,  and the portion of the  withdrawal  in excess of the dollar-for-dollar  limit will reduce the base  guarantee and the enhanced  guarantee  proportionally,  according to the formula as described in the rider for this benefit (see the examples of this  calculation  below).  Withdrawals will be taken pro-rata from the variable  investment  options and any Fixed Allocations up to growth and thereafter pro rata solely from the variable  investment  options.  Withdrawals will be subject to all other provisions of the
Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

Charges for other  optional  benefits  under the Annuity that are deducted as an annual  charge in arrears will not reduce the applicable  guaranteed  amount under the  Guaranteed  Return Option Plus program,  however,  any partial withdrawals in payment of charges for any third party  investment  advisory  service will be treated as withdrawals and will reduce the applicable guaranteed amount.

The following  examples of  dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the GRO PlusSM program are October 13, 2003; 2.) an initial Purchase  Payment of $250,000;  3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 29, 2003 (in the first Annuity  Year).  No prior  withdrawals  have been taken.  As the amount withdrawn is less than the Dollar-for-dollar Limit:
o        The base  guarantee  amount is reduced  by the amount  withdrawn  (i.e.,  by  $10,000,  from  $250,000  to
         $240,000).
o        The remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 18, 2003 (still  within the first  Annuity  Year).  The Account
Value  immediately  before the  withdrawal is $180,000.  As the amount  withdrawn  exceeds the  Remaining  Limit of
$2,500 from Example 1:
o        the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
     The resulting base guarantee amount is: $237,500 x ( 1 - $7,500 / $177,500), or $227,464.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal is made on December 19, 2004 (second  Annuity  Year).  The Remaining  Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e.,  reduced by $10,000,  from $227,464.79 to $217,464.79).
o        The  Remaining  Limit for the balance of the second  Annuity Year is also reduced by the amount  withdrawn
         (from $12,500 to $2,500).

KEY FEATURE - Allocation of Account Value

Account Value is  transferred  to and  maintained in Fixed  Allocations  to the extent we, in our sole  discretion, deem it is  necessary  to support our  guarantee(s)  under the  program.  We monitor  fluctuations  in your Account
Value each business day, as well as the prevailing interest rates on Fixed Allocations,  the remaining  duration(s)
until the applicable  maturity  date(s) and the amount of Account Value allocated to Fixed  Allocation(s)  relative to a  "reallocation  trigger",  which  determines  whether  Account  Value  must be  transferred  to or from  Fixed
Allocation(s).  While you are not  notified  when your  Account  Value  reaches a  reallocation  trigger,  you will receive a  confirmation  statement  indicating  the transfer of a portion of your  Account  Value either to or from
Fixed Allocation(s).

|X|      If your Account  Value is greater than or equal to the  reallocation  trigger,  your Account  Value in the variable  investment options will remain allocated  according to your most recent  instructions.  If a portion of Account Value was previously  allocated to a Fixed Allocation to support the applicable  guaranteed amount, all or a portion of those  amounts  may be  transferred  from the Fixed  Allocation  and  re-allocated  to the variable  investment  options pro-rata  according to your most recent allocation  instructions  (including the model  allocations  under any asset allocation  program you may have elected).  A Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the variable investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your  Account  Value is less than the  reallocation  trigger,  a portion of your  Account  Value in the variable  investment  options will be transferred from your variable  investment options pro rata according to your  allocations to a new Fixed  Allocation(s)  to support the applicable  guaranteed  amount.  The new Fixed
     Allocation(s)  will  have a  Guarantee  Period  equal to the time  remaining  until  the  applicable  maturity date(s).  The  Account  Value  allocated  to the new  Fixed  Allocation(s)  will be  credited  with the  fixed interest  rate(s)  then being  credited  to a new Fixed  Allocation(s)  maturing  on the  applicable  maturity date(s)  (rounded  to the next  highest  yearly  duration).  The Account  Value will  remain  invested in each applicable  Fixed  Allocation  until the  applicable  maturity date unless,  at an earlier date,  your Account
     Value is greater than or equal to the reallocation  trigger and, therefore,  amounts can be transferred to the variable  investment  options while  maintaining  the  guaranteed  protection  under the program (as described above).

===================================================================================================================
If a significant  amount of your Account Value is  systematically  transferred to Fixed  Allocations to support the
Protected  Principal Value and/or the Enhanced  Protected  Principal Value during periods of market  declines,  low interest  rates,  and/or as the program  nears its maturity  date,  less of your Account  Value may be available to participate  in the  investment  experience  of the variable  investment  options if there is a  subsequent  market recovery.  During  periods  closer to the maturity  date of the base  guarantee or any enhanced  guarantee,  or any anniversary  of such  maturity  date(s),  a  significant  portion of your  Account  Value may be allocated to Fixed
Allocations to support any applicable  guaranteed  amount(s).  If your Account Value is less than the  reallocation trigger and new Fixed  Allocations must be established  during periods where the interest rate(s) being credited to such  Fixed  Allocations  is low,  a larger  portion  of your  Account  Value may need to be  transferred  to Fixed
Allocations to support the applicable guaranteed  amount(s),  causing less of your Account Value to be available to participate in the investment experience of the variable investment options.
===================================================================================================================

Separate  Fixed  Allocations  may be  established  in support of the  Protected  Principal  Value and the  Enhanced
Protected  Principal  Value  (if  elected).  There  may  also  be  circumstances  when a Fixed  Allocation  will be established  only in support of the Protected  Principal Value or the Enhanced  Protected  Principal  Value. If you
elect an enhanced  guarantee,  it is more likely that a portion of your  Account  Value may be  allocated  to Fixed
Allocations  and will remain  allocated  for a longer  period of time to support the Enhanced  Protected  Principal
Value,  even during a period of positive market  performance  and/or under  circumstances  where Fixed  Allocations would not be necessary to support the Protected  Principal Value.  Further,  there may be circumstances where Fixed
Allocations in support of the Protected  Principal Value or Enhanced  Protected  Principal Value are transferred to the variable investment options differently than each other because of the different guarantees they support.

American  Skandia uses an allocation  mechanism  based on assumptions  of expected and maximum  market  volatility, interest  rates  and  time  left to the  maturity  of the  program  to  determine  the  reallocation  trigger.  The allocation  mechanism is used to determine  the  allocation of Account  Value  between  Fixed  Allocations  and the
Sub-accounts  you  choose.  American  Skandia  reserves  the  right to  change  the  allocation  mechanism  and the reallocation  trigger at its discretion,  subject to regulatory approval where required.  Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program

The  Guaranteed  Return Option Plus program can be elected at the time that you purchase  your  Annuity,  or on any business day thereafter  (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity, the program will be effective  as of the business day that we receive the required  documentation  in good order at our  home  office,  and the  guaranteed  amount  will be  based  on your  Account  Value  as of that  date.  If you previously  elected the  Guaranteed  Return  Option  program and wish to elect the  Guaranteed  Return  Option Plus program,  your prior  Guaranteed  Return Option  program will be terminated.  Termination of the Guaranteed  Return
Option for the purpose of electing the Guaranteed  Return Option Plus, will be treated as any other  termination of the Guarantee  Return option (see below),  including the termination of any guaranteed  amount,  and application of any  applicable  market value  adjustment  when amounts are  transferred  to the variable  investment  options as a result of the  termination.  The Guaranteed  Return Option Plus program will then be added to your Annuity based on the current Account Value.

Termination of the Program

The Annuity Owner can elect to terminate the enhanced  guarantee but maintain the  protection  provided by the base guarantee.  The Annuity Owner also can terminate the  Guaranteed  Return Option Plus program  entirely.  An Annuity
Owner who  terminates  the program  entirely can  subsequently  elect to participate in the program again (based on the Account Value on that date) by furnishing the  documentation we require.  In a rising market,  an Annuity Owner could,  for example,  terminate the program on a given business day and two weeks later  reinstate the program with a higher base guarantee  (and a new maturity  date).  However,  your ability to reinstate the program is limited by the following:  (A) in any Annuity Year, we do not permit more than two program  elections  (including any election made  effective  on the  Annuity  issue  date  and any  election  made by a  surviving  spouse)  and (B) a  program reinstatement  cannot be  effected on the same  business  day on which a program  termination  was  effected.  Upon termination,  any Account Value in the Fixed  Allocations  will be transferred to the variable  investment  options pro rata based on the Account  Values in such variable  investment  options,  or in  accordance  with any effective asset allocation program.  A market value adjustment will apply.

The program will  terminate  automatically  upon:  (a) the death of the Owner or the  Annuitant (in an entity owned contract);  (b) as of the date Account Value is applied to begin annuity  payments;  or (c) upon full  surrender of the Annuity.  If you elect to terminate the program,  the Guaranteed  Return Option Plus will no longer provide any guarantees.  The surviving  spouse may elect the benefit at any time,  subject to the limitations  described above, after the death of the Annuity Owner.  The surviving  spouse's  election will be effective on the business day that we receive the required  documentation  in good order at our home office,  and the Account  Value on that  business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return  Option Plus program will no longer be deducted from your Account Value upon termination of the program.

Special Considerations under the Guaranteed Return Option Plus

This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon  inception of the program,  100% of your Account  Value must be allocated to the variable  investment options.  No  Fixed  Allocations  may be in  effect  as of the  date  that you  elect  to  participate  in the program.  However,  the  reallocation  trigger  may  transfer  Account  Value to Fixed  Allocations  as of the effective date of the program under some circumstances.
|X|      Annuity  Owners cannot  allocate any portion of Purchase  Payments or transfer  Account Value to or from a
     Fixed  Allocation  while  participating  in the program,  and cannot  participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a variable investment option.
|X|      Additional  Purchase  Payments  applied to the Annuity  while the program is in effect will  increase  the applicable  guarantee amount by the actual amount of the Purchase  Payment;  however,  all or a portion of any additional  Purchase  Payments may be allocated by us to Fixed  Allocations to support the  additional  amount guaranteed.
|X|      Transfers from Fixed  Allocations  made as a result of the operation of the program will be subject to the
     Market Value Adjustment  formula under the Annuity;  however,  the 0.10% "cushion" feature of the formula will not apply.  A Market  Value  Adjustment  may be either  positive or negative.  Transfer  amounts will be taken from the most recently established Fixed Allocation.
|X|      Transfers from the Sub-accounts to Fixed Allocations or from Fixed  Allocations to the Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account Value by American  Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a significant  amount of your Account  Value is  systematically  transferred  to Fixed  Allocations  to support the Protected  Principal  Value and/or the Enhanced  Protected  Principal  Value you will have less of your Account Value  available to allocate to the  sub-accounts,  thereby  limiting your ability to participate the sub-account  investment  performance.  Systematic  transfers to the Fixed  Allocations and instances where
     Account Value  remains in the Fixed  Allocations  are more likely to occur in periods  where the  sub-accounts have  inadequate  investment  experience,  in low  interest  rate  environments  and as the program  nears the maturity  date.  To the extent that  amounts  remain in the Fixed  Allocations,  they will be  unavailable  to participate in the variable investment options if there is a subsequent market recovery.
|X|      Low  interest  rates may require  allocation  to Fixed  Allocations  even when the current  Account  Value exceeds the guarantee.
|X|      As the time  remaining  until the  applicable  maturity date  gradually  decreases the program will become increasingly sensitive to moves to Fixed Allocations.
|X|      We  currently  limit the  variable  investment  options  in which you may  allocate  Account  Value if you participate  in this program.  We reserve the right to transfer any Account  Value in a prohibited  investment option to an eligible  investment  option.  Should we prohibit access to any investment  option, any transfers required to move Account Value to eligible  investment  options will not be counted in determining  the number of free  transfers  during  an  Annuity  Year.  We may also  require  that you  allocate  your  Account  Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average  daily net assets of the  sub-accounts  for  participation  in the
Guaranteed  Return  Option Plus  program.  The annual charge is deducted  daily.  Account Value  allocated to Fixed
Allocations  under the  program is not  subject  to the  charge.  The charge is  deducted  to  compensate  American
Skandia for: (a) the risk that your Account  Value on the  maturity  date is less than the amount  guaranteed;  and
(b) administration of the program.

GUARANTEED RETURN OPTION (GRO)

-------------------------------------------------------------------------------------------------------------------
The  Guaranteed  Return  Option  described  below  is  offered  only in those  jurisdictions  where we have not yet received  regulatory  approval for the  Guaranteed  Return Option Plus as of the date the election of the option is made.  Certain  terms  and  conditions  may  differ  between  jurisdictions.  The  program  can be  elected  by new purchasers  on the Issue  Date of their  Annuity,  and can be  elected  by  existing  Annuity  Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that  anniversary,  as described below under
"Election of the Program".  The  Guaranteed  Return  Option is not  available if you elect the GRO Plus Rider,  the
Guaranteed  Minimum  Withdrawal  Benefit  rider,  the  Guaranteed  Minimum  Income Benefit rider or the Dollar Cost
Averaging program if it involves transfers out of the Fixed Allocations.
-------------------------------------------------------------------------------------------------------------------

We offer a program that, after a seven-year  period  following  commencement of the program (we refer to the end of that period as the "maturity  date")  guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

The program  monitors  your  Account  Value daily and,  if  necessary,  systematically  transfers  amounts  between variable  investment  options you choose and the Fixed  Allocation used to support the Protected  Principal  Value.
The  program  may be  appropriate  if you wish to protect a  principal  amount  against  market  downturns  as of a specific date in the future,  but also wish to invest in the variable  investment  options to participate in market performance.  There is an additional charge if you elect the Guaranteed Return Option program.

The guarantees  provided by the program exist only on the applicable  maturity  date.  However,  due to the ongoing monitoring  of your Account Value and the transfer of Account  Value  between the variable  investment  options and the Fixed  Allocation to support our future  guarantee,  the program may provide some protection  from  significant market  losses if you choose to  surrender  the Annuity or begin  receiving  annuity  payments  prior to a maturity date.  For this same reason,  the program may limit your ability to benefit  from market  increases  while it is in effect.

KEY FEATURE - Protected Principal Value
|X|      Under the GRO option,  American  Skandia  guarantees that on the maturity date, your Account Value will be no less  than the  Protected  Principal  Value.  On the  maturity  date if your  Account  Value  is below  the
     Protected  Principal Value,  American  Skandia will apply additional  amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

Any  amounts  added to your  Annuity to  support  our  guarantees  under the  program  will be applied to the Fixed
Allocation  first and then to the  Sub-accounts  pro rata,  based on your most recent  allocation  instructions  in accordance  with the  allocation  mechanism  we use under the program.  We will notify you of any amounts  added to your Annuity under the program.  If our assumptions are correct and the operations  relating to the  administration of the program work  properly,  we do not expect that we will need to add  additional  amounts to the Annuity.  The
Protected  Principal  Value is  generally  referred  to as the  "Guaranteed  Amount" in the rider we issue for this benefit.

KEY FEATURE - Allocation of Account Value
Account Value is  transferred  to and  maintained in a Fixed  Allocation to the extent we, in our sole  discretion, deem it is necessary to support our  guarantee  under the program.  We monitor  fluctuations  in your Account Value each business day, as well as the prevailing  interest rates on the Fixed Allocation,  the remaining duration until the  applicable  maturity  date and the amount of Account  Value  allocated to the Fixed  Allocation  relative to a
"reallocation  trigger",  which  determines  whether  Account  Value  must  be  transferred  to or from  the  Fixed
Allocation.  While you are not notified when your Account Value reaches a  reallocation  trigger,  you will receive a  confirmation  statement  indicating  the transfer of a portion of your Account Value either to or from the Fixed
Allocation.

|X|      If your Account  Value is greater than or equal to the  reallocation  trigger,  your Account  Value in the variable  investment options will remain allocated  according to your most recent  instructions.  If a portion of Account Value was previously  allocated to the Fixed Allocation to support the guaranteed  amount, all or a portion of those  amounts may be  transferred  from the Fixed  Allocation  and  re-allocated  to the  variable investment  options  pro-rata  according  to your most recent  allocation  instructions  (including  the model allocations  under any asset  allocation  program you may have elected).  A Market Value Adjustment will apply when we reallocate  Account  Value from the Fixed  Allocation to the variable  investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your  Account  Value is less than the  reallocation  trigger,  a portion of your  Account  Value in the variable  investment  options will be transferred from your variable  investment options pro rata according to your  allocations to a new Fixed  Allocation to support the guaranteed  amount.  The new Fixed Allocation will have a Guarantee  Period equal to the time  remaining  until the  applicable  maturity date. The Account Value allocated to the new Fixed  Allocation  will be credited with the fixed interest rate then being credited to a new  Fixed  Allocation  maturing  on the  applicable  maturity  date  (rounded  to  the  next  highest  yearly duration).  The Account  Value will remain  invested in the Fixed  Allocation  until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the  reallocation  trigger and,  therefore, amounts can be transferred to the variable  investment  options while  maintaining  the guaranteed  protection under the program (as described above).

===================================================================================================================
If a significant  amount of your Account Value is  systematically  transferred  to the Fixed  Allocation to support the Protected  Principal Value during periods of market declines,  low interest rates,  and/or as the program nears its maturity date,  less of your Account Value may be available to participate in the investment  experience of the variable  investment  options if there is a subsequent market recovery.  During periods closer to the maturity date of the  guarantee a significant  portion of your Account Value may be allocated to the Fixed  Allocation to support any  applicable  guaranteed  amount.  If your Account Value is less than the  reallocation  trigger and a new Fixed
Allocation must be established  during periods where the interest rate being credited to such Fixed  Allocations is low, a larger  portion of your Account  Value may need to be  transferred  to the Fixed  Allocation  to support the guaranteed amount,  causing less of your Account Value to be available to participate in the investment  experience of the variable investment options.
===================================================================================================================

American  Skandia uses an allocation  mechanism  based on assumptions  of expected and maximum  market  volatility, interest  rates  and  time  left to the  maturity  of the  program  to  determine  the  reallocation  trigger.  The allocation  mechanism is used to determine  the  allocation  of Account  Value  between  Fixed  Allocation  and the
Sub-accounts  you  choose.  American  Skandia  reserves  the  right to  change  the  allocation  mechanism  and the reallocation  trigger at its discretion,  subject to regulatory approval where required.  Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The  Guaranteed  Return Option can be elected at the time that you purchase  your  Annuity,  or on any business day thereafter  (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity,  the program will be  effective as of the  business  day that we receive the  required  documentation  in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date.

Termination of the Program
The Annuity Owner also can terminate the Guaranteed  Return Option  program.  Upon  termination,  any Account Value in the Fixed  Allocations  will be  transferred  to the variable  investment  options pro rata based on the Account
Values in such variable  investment  options,  or in accordance  with any effective  asset  allocation  program.  A market value adjustment will apply.

The program will  terminate  automatically  upon:  (a) the death of the Owner or the  Annuitant (in an entity owned contract);  (b) as of the date Account Value is applied to begin annuity  payments;  or (c) upon full  surrender of the Annuity.  If you elect to terminate  the  program,  the  Guaranteed  Return  Option will no longer  provide any guarantees.  If the surviving  spouse  assumes the Annuity,  he/she may re-elect the benefit on any  anniversary of the Issue Date of the Annuity or, if the  deceased  Owner had not  previously  elected the  benefit,  may elect the benefit at any time.  The  surviving  spouse's  election  will be effective on the business day that we receive the required  documentation  in good order at our home office,  and the Account  Value on that business day will be the
Protected Principal Value.

The charge for the  Guaranteed  Return  Option  program  will no longer be deducted  from your  Account  Value upon termination  of the program.  Termination  of GRO and  subsequent  movements  out of the Fixed  Allocation  will be subject to a market value adjustment.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon  inception of the program,  100% of your Account  Value must be allocated to the variable  investment options.  The Fixed  Allocations  may not be in effect  as of the date  that you elect to  participate  in the program.  However,  the  reallocation  trigger may transfer  Account  Value to the Fixed  Allocation as of the effective date of the program under some circumstances.
|X|      Annuity Owners cannot allocate any portion of Purchase  Payments or transfer  Account Value to or from the
     Fixed  Allocation  while  participating  in the program,  and cannot  participate in any dollar cost averaging program that transfers Account Value from the Fixed Allocation to a variable investment option.
|X|      Additional  Purchase  Payments  applied to the Annuity  while the program is in effect will  increase  the guarantee  amount by the actual amount of the Purchase  Payment;  however,  all or a portion of any additional
     Purchase Payments may be allocated by us to the Fixed Allocation to support the additional amount guaranteed.
|X|      Transfers  from the Fixed  Allocation  made as a result of the operation of the program will be subject to the Market Value Adjustment  formula under the Annuity;  however,  the 0.10% "cushion"  feature of the formula will not apply.  A Market  Value  Adjustment  may be either  positive or  negative.  Transfer  amounts will be taken from the most recently established Fixed Allocation.
|X|      Transfers from the  Sub-accounts to the Fixed  Allocation or from the Fixed Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account Value by American  Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a significant  amount of your Account Value is  systematically  transferred to the Fixed  Allocation to support the Protected  Principal  Value you will have less of your Account Value  available to allocate to the
     sub-accounts,   thereby  limiting  your  ability  to  participate  the  sub-account  investment   performance.
     Systematic  transfers  to the  Fixed  Allocation  and  instances  where  Account  Value  remains  in the Fixed
     Allocation are more likely to occur in periods where the sub-accounts have inadequate  investment  experience, in low interest  rate  environments  and as the program  nears the maturity  date.  To the extent that amounts remain in the Fixed  Allocation,  they will be unavailable to participate in the variable  investment  options if there is a subsequent market recovery.
|X|      Low interest  rates may require  allocation to the Fixed  Allocation  even when the current  Account Value exceeds the guarantee.
|X|      As the time  remaining  until the  applicable  maturity date  gradually  decreases the program will become increasingly sensitive to moves to the Fixed Allocation.
|X|      We  currently  limit the  variable  investment  options  in which you may  allocate  Account  Value if you participate  in this program.  We reserve the right to transfer any Account  Value in a prohibited  investment option to an eligible  investment  option.  Should we prohibit access to any investment  option, any transfers required to move Account Value to eligible  investment  options will not be counted in determining  the number of free  transfers  during  an  Annuity  Year.  We may also  require  that you  allocate  your  Account  Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average  daily net assets of the  Sub-accounts  for  participation  in the
Guaranteed  Return  Option  program.  The  annual  charge  is  deducted  daily.  In those  states  where  the daily deduction of the charge has not yet been  approved,  the annual charge is deducted  annually,  in arrears.  Account
Value  allocated  to the Fixed  Allocation  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia for: (a) the risk that your Account  Value on the maturity  date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

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The Guaranteed  Minimum  Withdrawal  Benefit program  described below is only being offered in those  jurisdictions where we have  received  regulatory  approval  and will be  offered  subsequently  in other  jurisdictions  when we
receive   regulatory   approval  in  those   jurisdictions.   Certain  terms  and  conditions  may  differ  between
jurisdictions  once  approved.  Currently,  the program can only be elected by new  purchasers on the Issue Date of their  Annuity.  We may offer the program to existing  Annuity  Owners in the  future,  subject to our  eligibility rules and  restrictions.  The  Guaranteed  Minimum  Withdrawal  Benefit  program is not  available if you elect the
Guaranteed Return Option, Guaranteed Return Option Plus, or the Guaranteed Minimum Income Benefit rider.
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We offer a program that  guarantees  your ability to withdraw  amounts equal to an initial  principal value (called the "Protected  Withdrawal Value"),  regardless of the impact of market performance on your Account Value,  subject to our  program  rules  regarding  the timing and amount of  withdrawals.  The program  may be  appropriate  if you intend to make periodic  withdrawals  from your Annuity and wish to ensure that market  performance will not affect your  ability to protect your  principal.  You are not  required to make  withdrawals  as part of the program - the guarantee  is not lost if you withdraw  less than the maximum  allowable  amount of  principal  each year under the rules of the program.  There is an  additional  charge if you elect the GMWB  program;  however,  the charge may be waived under certain circumstances described below.

KEY FEATURE - Protected Withdrawal Value
The Protected  Withdrawal Value is the total amount that we guarantee will be available to you through  withdrawals from your Annuity and/or benefit  payments,  regardless of the impact of market  performance on your Account Value.
The Protected  Withdrawal  Value is reduced with each withdrawal you make until the Protected  Withdrawal  Value is reduced  to  zero.  When the  Protected  Withdrawal  Value is  reduced  to zero due to your  withdrawals,  the GMWB program  terminates.  Additionally,  the Protected  Withdrawal Value is used to determine the maximum annual amount that you can withdraw from your Annuity,  called the Protected  Annual  Withdrawal  Amount,  without  triggering an adjustment in the Protected  Withdrawal Value on a proportional  basis. The Protected  Withdrawal Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

The  Protected  Withdrawal  Value is  determined  as of the date you make your first  withdrawal  under the Annuity following  your election of the GMWB program.  The initial  Protected  Withdrawal  Value is equal to the greater of
(A) the Account Value on the date you elect the GMWB program,  plus any  additional  Purchase  Payments  before the date of your  first  withdrawal;  or (B) the  Account  Value  as of the  date of the  first  withdrawal  from  your
Annuity.  The  Protected  Withdrawal  Value  may be  enhanced  by  increases  in your  Account  Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.

|X|      If you elect the GMWB  program at the time you  purchase  your  Annuity,  the  Account  Value will be your initial Purchase Payment.

|X|      If we offer the GMWB program to existing  Annuity  Owners,  the Account  Value on the  anniversary  of the
     Issue Date of your Annuity  following  your election of the GMWB program will be used to determine the initial
     Protected Withdrawal Value.

|X|      If you make additional  Purchase  Payments after your first  withdrawal,  the Protected  Withdrawal  Value will be increased by the amount of the additional Purchase Payment.

You may elect to step-up your  Protected  Withdrawal  Value if, due to positive  market  performance,  your Account
Value is greater than the Protected  Withdrawal  Value. You are eligible to step-up the Protected  Withdrawal Value on or after the 5th contract  anniversary  following the first  withdrawal  under the GMWB  program.  The Protected
Withdrawal  Value  can be  stepped  up again on or after  the 5th  contract  anniversary  following  the  preceding step-up.  If you elect to step-up the  Protected  Withdrawal  Value,  you must do so during the 30-day period prior to your  eligibility  date. If you elect to step-up the Protected  Withdrawal  Value under the program,  and on the date you elect to step-up,  the charges  under the GMWB program have changed for new  purchasers,  your program may be subject to the new charge going forward.

Upon  election of the step-up,  we reset the  Protected  Withdrawal  Value to be equal to the then current  Account
Value.  For  example,  assume your initial  Protected  Withdrawal  Value was $100,000 and you have made  cumulative withdrawals  of $40,000,  reducing  the  Protected  Withdrawal  Value to $60,000.  On the date you are  eligible to step-up the Protected  Withdrawal  Value,  your Account  Value is equal to $75,000.  You could elect to step-up the
Protected  Withdrawal  Value to $75,000 on the date you are eligible.  Upon election of the step-up,  we also reset the  Protected  Annual  Withdrawal  Amount  (discussed  immediately  below) to be equal to the  greater  of (A) the
Protected Annual  Withdrawal Amount  immediately  prior to the reset; and (B) 7% of the Protected  Withdrawal Value immediately after the reset.

KEY FEATURE - Protected Annual Withdrawal Amount
The initial  Protected Annual Withdrawal  Amount is equal to 7% of the Protected  Withdrawal Value.  Under the GMWB
program,  if your  cumulative  withdrawals  each  Annuity  Year are less  than or  equal  to the  Protected  Annual
Withdrawal Amount, your Protected  Withdrawal Value will be reduced on a  "dollar-for-dollar"  basis (the Protected
Withdrawal  Value is reduced by the actual  amount of the  withdrawal,  including  any CDSC or MVA that may apply).
Cumulative  withdrawals  in any  Annuity  Year  that  exceed  the  Protected  Annual  Withdrawal  Amount  trigger a proportional  adjustment to both the Protected  Withdrawal Value and the Protected  Annual  Withdrawal  Amount,  as
described  in the rider for this  benefit  (see the  examples of this  calculation  below).  The  Protected  Annual
Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

The GMWB  program  does not affect your  ability to make  withdrawals  under your  Annuity or limit your ability to request  withdrawals that exceed the Protected Annual  Withdrawal  Amount.  You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.
|X|      If,  cumulatively,  you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity
     Year,  you cannot  carry-over  the unused  portion of the  Protected  Annual  Withdrawal  Amount to subsequent
     Annuity  Years.  However,  because the  Protected  Withdrawal  Value is only  reduced by the actual  amount of withdrawals you make under these  circumstances,  any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

|X|      Additional  Purchase  Payments  will  increase  the  Protected  Annual  Withdrawal  Amount  by 7%  of  the
     applicable Purchase Payment.

|X|      If the Protected Annual  Withdrawal  Amount after an adjustment  exceeds the Protected  Withdrawal  Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Withdrawal Value.

The  following  examples of  dollar-for  dollar and  proportional  reductions  and the reset of the Maximum  Annual
Benefit  assume that:  1.) the Issue Date and the effective  date of the GMWB program are October 13, 2003;  2.) an initial Purchase  Payment of $250,000;  3.) a Protected  Withdrawal  Value of $250,000;  and 4.) a Protected Annual
Withdrawal Amount of $17,500 (7% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 13, 2003 (in the first Annuity  Year).  No prior  withdrawals  have been taken.  As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
o        The Protected  Withdrawal  Value is reduced by the amount  withdrawn  (i.e., by $10,000,  from $250,000 to
         $240,000).
o        The  remaining  Protected  Annual  Withdrawal  Amount for the  balance of the first  Annuity  Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 13, 2003 (still  within the first  Annuity  Year).  The Account
Value  immediately  before the  withdrawal is $220,000.  As the amount  withdrawn  exceeds the remaining  Protected
Annual Withdrawal Amount of $7,500 from Example 1:
o        the Protected  Withdrawal  Value is first  reduced by the remaining  Protected  Annual  Withdrawal  Amount
         (from $240,000 to $232,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the remaining  Protected  Annual  Withdrawal  Amount ($10,000 - $7,500,  or
         $2,500).
o        B is the Account  Value less the remaining  Protected  Annual  Withdrawal  Amount  ($220,000 - $7,500,  or
         $212,500).
     The resulting Protected Withdrawal Value is: $232,500 x ( 1 - $2,500 / $212,500), or $229,764.71.
o        the Protected  Annual  Withdrawal  Amount is also reduced by the ratio of A to B: The resulting  Protected
         Annual Withdrawal Amount is: $17,500 x ( 1 - $2,500 / $212,500), or $17,294.12.
o        The remaining  Protected Annual  Withdrawal Amount is set to zero (0) for the balance of the first Annuity
         Year.

Example 3. Reset of the Maximum Annual Benefit

A  $10,000  withdrawal  is made on  October  13,  2004  (second  Annuity  Year).  The  remaining  Protected  Annual
Withdrawal  Amount has been reset to the Protected  Annual  Withdrawal  Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
o        the  Protected  Withdrawal  Value is reduced by the  amount  withdrawn  (i.e.,  reduced by  $10,000,  from
         $229,764.71 to $219,764.71).
o        The  remaining  Protected  Annual  Withdrawal  Amount for the balance of the second  Annuity  Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

BENEFITS UNDER THE GMWB PROGRAM

|X|      In  addition  to any  withdrawals  you make under the GMWB  program,  market  performance  may reduce your
     Account  Value.  If your  Account  Value is equal to zero,  and you have not  received  all of your  Protected
     Withdrawal  Value in the form of  withdrawals  from your Annuity,  we will continue to make payments  equal to the remaining  Protected  Withdrawal Value in the form of fixed,  periodic payments until the remainder of the
     Protected  Withdrawal Value is paid, at which time the rider  terminates.  The fixed,  periodic  payments will each be equal to the Protected  Annual  Withdrawal  Amount,  except for the last payment which may be equal to the remaining  Protected  Withdrawal  Value.  We will determine the duration for which periodic  payments will continue by dividing the Protected  Withdrawal Value by the Protected Annual Withdrawal  Amount.  You will not have the right to make additional Purchase Payments or receive the remaining  Protected  Withdrawal Value in a lump sum.  You can elect the frequency of payments, subject to our rules then in effect.

|X|      If the death  benefit under the Annuity  becomes  payable  before you have received all of your  Protected
     Withdrawal  Value in the form of withdrawals  from your Annuity,  your  Beneficiary has the option to elect to receive the remaining  Protected  Withdrawal  Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit  provided under the Annuity.  The remaining  Protected  Withdrawal Value will be  payable  in the form of fixed,  periodic  payments.  Your  beneficiary  can elect  the  frequency  of payments,  subject to our rules then in effect.  We will  determine the duration for which  periodic  payments will continue by dividing the  Protected  Withdrawal  Value by the Protected  Annual  Withdrawal  Amount.  The
     Protected  Withdrawal  Value is not equal to the  Account  Value for  purposes  of the  Annuity's  other death benefit  options.  The GMWB  program  does not increase or decrease  the amount  otherwise  payable  under the
     Annuity's  other death benefit  options.  Generally,  the GMWB program  would be of value to your  Beneficiary only when the Protected Withdrawal Value at death exceeds any other amount available as a death benefit.

|X|      If you  elect  to  begin  receiving  annuity  payments  before  you have  received  all of your  Protected
     Withdrawal  Value in the form of withdrawals from your Annuity,  an additional  annuity payment option will be available  that makes fixed  annuity  payments for a certain  period,  determined  by dividing  the  Protected
     Withdrawal  Value by the  Protected  Annual  Withdrawal  Amount.  If you  elect to  receive  annuity  payments calculated  in this manner,  the assumed  interest  rate used to calculate  such payments will be 0%, which is less than the assumed  interest  rate on other  annuity  payment  options we offer.  This 0% assumed  interest rate  results  in lower  annuity  payments  than what would have been paid if the  assumed  interest  rate was higher than 0%. You can also elect to terminate the GMWB program and begin  receiving  annuity  payments based on your then current Account Value (not the remaining  Protected  Withdrawal Value) under any of the available annuity payment options.

Other Important Considerations
|X|      Withdrawals  under  the GMWB  program  are  subject  to all of the terms and  conditions  of the  Annuity, including any CDSC and MVA that may apply.  Amounts  withdrawn up to the Protected  Annual  Withdrawal  Amount will generally not be subject to any applicable  CDSC since they are less than the amount  available under any free withdrawal provision of your Annuity.
|X|      Withdrawals  made while the GMWB program is in effect will be treated,  for tax purposes,  in the same way as any other withdrawals under the Annuity.
|X|      The GMWB  program  does not directly  affect the  Annuity's  Account  Value or  Surrender  Value,  but any
     withdrawal  will decrease the Account Value by the amount of the  withdrawal.  If you surrender  your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
|X|      You can make  withdrawals  from your  Annuity  while  your  Account  Value is  greater  than zero  without purchasing  the GMWB program.  The GMWB program  provides a guarantee  that if your Account Value declines due to market  performance,  you will be able to receive your Protected  Withdrawal  Value in the form of periodic benefit payments.

|X|      We  currently  limit the  variable  investment  options  in which you may  allocate  Account  Value if you participate  in this program.  We reserve the right to transfer any Account  Value in a prohibited  investment option to an eligible  investment  option.  Should we prohibit access to any investment  option, any transfers required to move Account Value to eligible  investment  options will not be counted in determining  the number of free  transfers  during  an  Annuity  Year.  We may also  require  that you  allocate  your  Account  Value according to an asset allocation model.

Election of the Program
Currently,  the GMWB  program can only be elected at the time that you purchase  your  Annuity.  In the future,  we may offer  existing  Annuity  Owners the option to elect the GMWB  program  after the Issue Date of their  Annuity, subject to our  eligibility  rules and  restrictions.  If you elect the GMWB  program  after the Issue Date of your
Annuity,  the  program  will  be  effective  as of the  next  anniversary  date.  Your  Account  Value  as of  such anniversary  date will be used to  calculate  the initial  Protected  Withdrawal  Value and the  initial  Protected
Annual Withdrawal Amount.

We reserve the right to restrict the maximum  amount of Protected  Withdrawal  Value that may be covered  under the
GMWB program  under this  Annuity or any other  annuities  that you own that are issued by American  Skandia or its affiliated companies.

Termination of the Program
The  program  terminates   automatically  when  your  Protected   Withdrawal  Value  reaches  zero  based  on  your
withdrawals.  You may  terminate  the  program at any time by  notifying  us. If you  terminate  the  program,  any guarantee  provided  by the  benefit  will  terminate  as of the date the  termination  is  effective.  The program terminates  upon your  surrender of the Annuity,  upon due proof of death (unless your  surviving  spouse elects to continue  the Annuity and the GMWB  program or your  Beneficiary  elects to receive the amounts  payable  under the
GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

The charge for the GMWB  program  will no longer be  deducted  from your  Account  Value  upon  termination  of the program.

Charges under the Program
Currently,  we deduct a charge  equal to 0.35% of the  average  daily net  assets of the  Sub-accounts  per year to purchase the GMWB  program.  The annual charge is deducted  daily.  Account  Value  allocated to Fixed  Allocations under the program is not subject to the charge.

|X|      If, during the seven years following the effective date of the program,  you do not make any  withdrawals, and do not make any  additional  Purchase  Payments after a five-year  period  following the effective date of the program,  the program will remain in effect;  however,  we will waive the annual charge going forward.  If you make an additional  Purchase  Payment  following the waiver of the annual  charge,  we will begin charging for the program.  After year seven (7)  following  the  effective  date of the program,  withdrawals  will not cause a charge to be re-imposed.

|X|      If you elect to step-up the  Protected  Withdrawal  Value under the program,  and on the date you elect to step-up,  the charges  under the program have changed for new  purchasers,  your program may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts
If you purchase an Annuity as an investment vehicle for "qualified"  investments,  including an IRA, SEP-IRA,  Roth
IRA or Tax  Sheltered  Annuity (or 403(b)),  the minimum  distribution  rules under the Code require that you begin receiving  periodic  amounts from your Annuity  beginning  after age 70 1/2.  The amount  required  under the Code may exceed the Protected Annual Withdrawal  Amount,  which will cause us to recalculate the Protected  Withdrawal Value and the Protected  Annual  Withdrawal  Amount,  resulting in a lower amount  payable in future  Annuity  Years.  In addition,  the amount and  duration of payments  under the annuity  payment  and death  benefit  provisions  may be adjusted  so that the  payments  do not  trigger  any  penalty or excise  taxes due to tax  considerations  such as minimum distribution requirements.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

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The Guaranteed  Minimum Income Benefit program described below is only being offered in those  jurisdictions  where we have received  regulatory  approval,  and will be offered  subsequently in other  jurisdictions  when we receive regulatory  approval in those  jurisdictions.  Certain terms and conditions may differ between  jurisdictions  once approved.  Currently,  the program can only be elected by new  purchasers  on the Issue Date of their  Annuity.  We may  offer  the  program  to  existing  Annuity  Owners  in the  future,  subject  to  our  eligibility  rules  and restrictions.  The Guaranteed  Minimum Income Benefit  program is not available if you elect the Guaranteed  Return
Option program, Guaranteed Return Option Plus program or the Guaranteed Minimum Withdrawal Benefit rider.
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We offer a program that,  after a seven-year  waiting period,  guarantees  your ability to begin  receiving  income from your  Annuity in the form of annuity  payments  based on a guaranteed  minimum  value  (called the  "Protected
Income Value") that increases  after the waiting period begins,  regardless of the impact of market  performance on your  Account  Value.  The program may be  appropriate  for you if you  anticipate  using your  Annuity as a future source of periodic  fixed  income  payments  for the  remainder of your life and wish to ensure that the basis upon which your income  payments will be  calculated  will achieve at least a minimum  amount  despite  fluctuations  in market performance.  There is an additional charge if you elect the GMIB program.

KEY FEATURE - Protected Income Value
The  Protected  Income Value is the minimum  amount that we  guarantee  will be  available  (net of any  applicable premium tax charge),  after a waiting period of at least seven years,  as a basis to begin  receiving fixed annuity payments.  The Protected  Income Value is initially  established  on the effective  date of the GMIB program and is equal to your  Account  Value on such date.  Currently,  since the GMIB  program may only be elected at issue,  the effective  date is the Issue Date of the  Annuity.  The  Protected  Income  Value is  increased  daily  based on an annual growth rate of 5%, subject to the limitations  described  below.  The Protected  Income Value is referred to as the  "Protected  Value" in the rider we issue for this benefit.  The 5% annual growth rate is referred to as the
"Roll-Up Percentage" in the rider we issue for this benefit.

The  Protected  Income  Value  is  subject  to a limit  of  200%  (2X) of the  sum of the  Protected  Income  Value
established  on the  effective  date of the GMIB  program,  or the effective  date of any step-up  value,  plus any additional  Purchase  Payments made after the waiting period begins ("Maximum  Protected Income Value"),  minus the sum of any  reductions  in the  Protected  Income  Value due to  withdrawals  you make from the  Annuity  after the waiting period begins.

|X|   Subject to the maximum  age/durational  limits  described  immediately  below,  we will no longer increase the
      Protected  Income  Value by the 5% annual  growth  rate once you reach the  Maximum  Protected  Income  Value.
      However,  we will increase the Protected Income Value by the amount of any additional  Purchase Payments after you reach the Maximum  Protected Income Value.  Further,  if you make withdrawals  after you reach the Maximum
      Protected  Income Value, we will reduce the Protected  Income Value and the Maximum  Protected Income Value by
      the proportional impact of the withdrawal on your Account Value.

|X|   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5%
      annual growth rate after the later of the anniversary  date on or immediately  following the Annuitant's  80th birthday or the 7th  anniversary  of the later of the effective date of the GMIB program or the effective date of the most  recent  step-up.  However,  we will  increase  the  Protected  Income  Value by the amount of any additional  Purchase  Payments.  Further,  if you make  withdrawals  after the  Annuitant  reaches the maximum age/duration  limits,  we will reduce the Protected Income Value and the Maximum Protected Income Value by the
      proportional impact of the withdrawal on your Account Value.

|X|   Subject to the Maximum Protected Income Value, if you make an additional  Purchase  Payment,  we will increase the Protected  Income Value by the amount of the Purchase  Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

|X|   As described below, after the waiting period begins,  cumulative  withdrawals each Annuity Year that are up to
      5% of the Protected  Income Value on the prior  anniversary  of the Annuity will reduce the  Protected  Income
      Value by the  amount  of the  withdrawal.  Cumulative  withdrawals  each  Annuity  Year in excess of 5% of the
      Protected  Income  Value on the prior  anniversary  of the  Annuity,  will reduce the  Protected  Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected
      Income Value proportionately.  The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up  the  Protected  Income Value - You may elect to "step-up"  or "reset" your  Protected  Income Value if
-----------------------------------------
your Account  Value is greater than the current  Protected  Income Value.  Upon exercise of the step-up  provision, your  initial  Protected  Income Value will be reset equal to your current  Account  Value.  From the date that you elect to step-up the Protected  Income Value,  we will apply the 5% annual growth rate to the stepped-up  Protected
Income  Value,  as described  above.  You can exercise  the step-up  provision  twice on any business day while the
GMIB program is in effect, and only while the Annuitant is less than age 76.

|X|      A new seven-year  waiting  period will be established  upon the effective date of your election to step-up the Protected  Income Value.  You cannot  exercise your right to begin  receiving  annuity  payments under the
     GMIB program until the end of the new waiting period.

|X|      The  Maximum  Protected  Income  Value  will be reset as of the  effective  date of any  step-up.  The new
     Maximum  Protected  Income  Value  will be equal to 200% of the sum of the  Protected  Income  Value as of the
     effective  date of the step-up plus any  subsequent  Purchase  Payments,  minus the impact of any  withdrawals after the date of the step-up.

|X|      When determining the guaranteed  annuity  purchase rates for annuity  payments under the GMIB program,  we will apply such rates based on the number of years since the most recent step-up.
|X|      If you elect to  step-up  the  Protected  Income  Value  under the  program,  and on the date you elect to step-up,  the charges under the GMIB program have changed for new  purchasers,  your program may be subject to the new charge going forward.

|X|      A step-up will  increase the dollar for dollar limit on the  anniversary  of the Issue Date of the Annuity following such step-up.

Impact of  Withdrawals  on the Protected  Income Value - Cumulative  withdrawals  each Annuity Year up to 5% of the
------------------------------------------------------
Protected  Income  Value will reduce the  Protected  Income  Value on a  "dollar-for-dollar"  basis (the  Protected
Income Value is reduced by the actual  amount of the  withdrawal).  Cumulative  withdrawals  in any Annuity Year in excess of 5% of the  Protected  Income  Value will  reduce the  Protected  Income  Value  proportionately  (see the examples of this  calculation  below).  The 5% annual  withdrawal  amount is determined on each  anniversary of the
Issue Date (or on the Issue Date for the first  Annuity  Year) and  applies to any  withdrawals  during the Annuity
Year. This means that the amount  available for  withdrawals  each Annuity Year on a  "dollar-for-dollar"  basis is adjusted on each contract  anniversary  to reflect  changes in the Protected  Income Value during the prior Annuity
Year.

The following  examples of  dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective  date of the GMIB  program are October 13, 2003;  2.) an initial  Purchase  Payment of  $250,000;  3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 13, 2003 (in the first Annuity  Year).  No prior  withdrawals  have been taken.  Immediately  prior to the  withdrawal,  the  Protected  Income  Value is  $251,038.10  (the  initial  value accumulated  for 31  days  at an  annual  effective  rate  of  5%).  As the  amount  withdrawn  is  less  than  the dollar-for-dollar limit:
o        the Protected  Income Value is reduced by the amount  withdrawn  (i.e.,  by $10,000,  from  $251,038.10 to
         $241,038.10).
o        The remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 13, 2003 (still  within the first  Annuity  Year).  Immediately before the  withdrawal,  the Account  Value is $220,000  and the  Protected  Income  Value is  $242,006.64.  As the
amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o        the Protected Income Value is first reduced by the Remaining Limit (from 242,006.64 to 239,506.64);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).
     The resulting Protected Income Value is: $239,506.64 x ( 1 - $7,500 / $217,500), or $231,247.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal is made on the first  anniversary of the Issue Date,  October 13, 2004 (second Annuity Year).
Prior to the  withdrawal,  the Protected  Income Value is  $240,870.56.  The Remaining Limit is reset to 5% of this amount, or $12,043.53.  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the  Protected  Income  Value  is  reduced  by the  amount  withdrawn  (i.e.,  reduced  by  $10,000,  from
         $240,870.56 to $230,870.56).
o        The  Remaining  Limit for the balance of the second  Annuity Year is also reduced by the amount  withdrawn
         (from $12,043.53 to $2,043.53).

KEY FEATURE - GMIB Annuity Payments
You can elect to apply the  Protected  Income Value to one of the  available  GMIB Annuity  Payment  Options on any anniversary  date following the initial  waiting period,  or any subsequent  waiting period  established  upon your election to step-up the  Protected  Income  Value.  Once you have  completed  the waiting  period,  you will have a
30-day period each year, prior to the contract  anniversary,  during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity  Payment  Options.  You must elect one of the GMIB Annuity Payment
Options by the anniversary of the Annuity's Issue Date on or immediately  following the Annuitant's  95th birthday, except for Annuities used as a funding  vehicle for an IRA, SEP IRA or 403(b),  in which case you must elect one of the GMIB Annuity Payment  Options by the  anniversary of the Annuity's  Issue Date on or immediately  following the
Annuitant's 92nd birthday.

The amount of each GMIB Annuity  Payment will be determined  based on the age and,  where  permitted by law, sex of the Annuitant by applying the  Protected  Income Value (net of any  applicable  premium tax that may be due) to the
GMIB Annuity  Payment  Option you choose.  We use special  annuity  purchase  rates to calculate the amount of each payment due under the GMIB Annuity  Payment  Options.  These special rates for the GMIB Annuity Payment Options are calculated  using an assumed  interest  rate factor that  provides for lower growth in the value applied to produce annuity  payments  than if you  elected an  annuity  payment  option  that is not part of the GMIB  program.  These special  rates  also are  calculated  using  other  factors  such as "age  setbacks"  (use of an age lower than the
Annuitant's  actual age) that result in lower  payments than would result if you elected an annuity  payment option that is not part of the GMIB  program.  Use of an age  setback  entails  a longer  assumed  life for the  Annuitant which in turn results in lower annuity payments.

On the date that you elect to begin  receiving  GMIB Annuity  Payments,  we guarantee  that your  payments  will be calculated  based on your  Account  Value  and our then  current  annuity  purchase  rates  if the  payment  amount calculated  on this basis  would be higher  than it would be based on the  Protected  Income  Value and the special
GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period
Under this option,  monthly annuity  payments will be made until the death of the Annuitant.  If the Annuitant dies before having received 120 monthly  annuity  payments,  the remainder of the 120 monthly  annuity  payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period
Under this  option,  monthly  annuity  payments  will be made until the death of both the  Annuitant  and the Joint
Annuitant.  If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity  payments,  the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
|X|      If the Annuitant  dies first,  we will continue to make payments until the later of the death of the Joint
     Annuitant  and the end of the period  certain.  However,  if the Joint  Annuitant is still  receiving  annuity payments  following the end of the certain  period,  we will reduce the amount of each  subsequent  payment to
     50% of the original payment amount.
|X|      If the Joint  Annuitant dies first,  we will continue to make payments until the later of the death of the
     Annuitant and the end of the period certain.

You cannot  withdraw  your Account  Value or the Protected  Income Value under either GMIB Annuity  Payment  Option
once  annuity  payments  have  begun.  We  may  make  other  payout  frequencies  available,   such  as  quarterly,
semi-annually or annually.

Other Important Considerations
|X|      You should note that GMIB is designed to provide a type of  insurance  that serves as a safety net only in the event  your  contract  value  declines  significantly  due to  negative  investment  performance.  If your contract  value is not  significantly  affected by negative  investment  performance,  it is unlikely that the purchase of the GMIB will result in your  receiving  larger  annuity  payments  than if you had not  purchased
     GMIB.  This is because  the  assumptions  that we use in  computing  the GMIB,  such as the  annuity  purchase rates,  (which include  assumptions as to age-setbacks and assumed interest rates), are more conservative than the  assumptions  that we use in  computing  annuity  payout  options  outside  of  GMIB.  Therefore,  you may generate  higher  income  payments if you were to  annuitize  a lower  Account  Value at the  current  annuity purchase rates,  than if you were to annuitize under the GMIB with a higher  Protected Value than your Account
     Value but, at the annuity  purchase  rates  guaranteed  under the GMIB.  The GMIB  program  does not  directly affect the  Annuity's  Account  Value,  Surrender  Value or the amount  payable  under  either the basic death benefit  provision of the Annuity or any optional  death benefit  provision.  If you  surrender  your Annuity, you will receive the current  Surrender  Value,  not the Protected Income Value. The Protected Income Value is
     only applicable if you elect to begin receiving  annuity  payments under one of the GMIB annuity options after the waiting period.

|X|      The Annuity  offers other  annuity  payment  options that you can elect which do not impose an  additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
|X|      Where allowed by law, we reserve the right to limit subsequent  purchase payments if we determine,  at our sole discretion,  that based on the timing of your Purchase  Payments and  withdrawals,  your Protected Income
     Value is increasing in ways we did not intend.  In  determining  whether to limit Purchase  Payments,  we will look at Purchase  Payments which are  disproportionately  larger than your initial  Purchase Payment and other actions that may artificially increase the Protected Income Value.

|X|      We  currently  limit the  variable  investment  options  in which you may  allocate  Account  Value if you participate  in this program.  We reserve the right to transfer any Account  Value in a prohibited  investment option to an eligible  investment  option.  Should we prohibit access to any investment  option, any transfers required to move Account Value to eligible  investment  options will not be counted in determining  the number of free  transfers  during  an  Annuity  Year.  We may also  require  that you  allocate  your  Account  Value according to an asset allocation model.

|X|      If you change the  Annuitant  after the  effective  date of the GMIB  program,  the period of time  during which we will apply the 5% annual  growth rate may be changed  based on the age of the new  Annuitant.  If the new  Annuitant  would not be  eligible  to elect the GMIB  program  based on his or her age at the time of the change, then the GMIB program will terminate.
|X|      Annuity  payments  made under the GMIB program are subject to the same tax  treatment as any other annuity payment.
|X|      At the time you  elect to begin  receiving  annuity  payments  under the GMIB  program  or under any other annuity  payment option we make  available,  the protection  provided by the Annuity's  basic death benefit or any optional death benefit provision you elected will no longer apply.

Election of the Program
Currently,  the GMIB program can only be elected at the time that you purchase  your Annuity.  The  Annuitant  must be age 75 or less as of the  effective  date of the GMIB  program.  In the future,  we may offer  existing  Annuity
Owners  the option to elect the GMIB  program  after the Issue Date of their  Annuity,  subject to our  eligibility rules and  restrictions.  If you elect the GMIB program after the Issue Date of your  Annuity,  the program will be effective as of the date of election.  Your Account  Value as of that date will be used to calculate  the Protected
Income Value as of the effective date of the program.

Termination of the Program
The GMIB program cannot be terminated by the Owner once elected.  The GMIB program  automatically  terminates as of the date the Annuity is fully  surrendered,  on the date the death benefit is payable to your  Beneficiary  (unless your  surviving  spouse elects to continue the Annuity),  or on the date that your Account Value is  transferred to begin making  annuity  payments.  The GMIB program may also be  terminated  if you  designate a new  Annuitant  who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

Upon  termination  of the GMIB  program we will  deduct the charge from your  Account  Value for the portion of the
Annuity Year since the prior  anniversary  of the  Annuity's  Issue Date (or the Issue Date if in the first Annuity
Year).

Charges under the Program
Currently,  we deduct a charge  equal to 0.50% per year of the average  Protected  Income  Value for the period the charge  applies.  Because  the charge is  calculated  based on the  average  Protected  Income  Value,  it does not increase  or  decrease  based on changes  to the  Annuity's  Account  Value due to market  performance.  The dollar amount you pay each year will increase in any year the Protected  Income Value  increases,  and it will decrease in any year the  Protected  Income Value  decreases  due to  withdrawal,  irrespective  of whether your Account  Value increases or decreases.

The  charge is  deducted  annually  in  arrears  each  Annuity  Year on the  anniversary  of the Issue  Date of the
Annuity.  We deduct the amount of the charge pro-rata from the Account Value  allocated to the variable  investment options and the Fixed  Allocations.  No MVA will apply to Account Value  deducted from a Fixed  Allocation.  If you surrender  your Annuity,  begin  receiving  annuity  payments  under the GMIB program or any other annuity  payment option we make  available  during an Annuity  Year, or the GMIB program  terminates,  we will deduct the charge for the portion of the Annuity Year since the prior  anniversary  of the Annuity's  Issue Date (or the Issue Date if in
the first Annuity Year).

No charge applies after the Annuity Date.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The  Annuity  provides a Death  Benefit  during its  accumulation  period.  If the  Annuity is owned by one or more natural  persons,  the Death  Benefit is payable  upon the first  death of an Owner.  If the Annuity is owned by an entity,  the Death  Benefit is payable  upon the  Annuitant's  death,  if there is no  Contingent  Annuitant.  If a
Contingent  Annuitant was  designated  before the  Annuitant's  death and the Annuitant  dies,  then the Contingent
Annuitant  becomes the  Annuitant  and a Death  Benefit will not be paid at that time.  The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

Basic Death Benefit

The Annuity  provides a basic Death Benefit at no  additional  charge.  The  Insurance  Charge we deduct daily from your Account Value  allocated to the  Sub-accounts  is used, in part, to pay us for the risk we assume in providing the basic Death  Benefit  guarantee  under the  Annuity.  The Annuity also offers three  different  optional  Death
Benefits  that can be  purchased  for an  additional  charge.  The  additional  charge is  deducted  to  compensate
American Skandia for providing  increased insurance  protection under the optional Death Benefits.  Notwithstanding the  additional  protection  provided  under the optional Death  Benefits,  the  additional  cost has the impact of reducing the net performance of the investment options.

The basic Death Benefit is the greater of:
|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals.
|X|      The sum of your Account  Value in the  variable  investment  options and your  Interim  Value in the Fixed
         Allocations.

"Proportional  withdrawals"  are  determined by  calculating  the  percentage of your Account Value that each prior withdrawal  represented  when withdrawn.  For example,  a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Three  optional  Death  Benefits  are  offered  for  purchase  with your  Annuity to provide an  enhanced  level of protection for your beneficiaries.

-------------------------------------------------------------------------------------------------------------------
Currently,  these benefits are only offered in those  jurisdictions  where we have received regulatory approval and must be elected at the time that you  purchase  your  Annuity.  We may, at a later  date,  allow  existing  Annuity
Owners to  purchase  an  optional  Death  Benefit  subject  to our rules and any  changes  or  restrictions  in the benefits.  Certain terms and  conditions may differ  between  jurisdictions  once approved and if you purchase your
Annuity as part of an exchange,  replacement  or transfer,  in whole or in part,  from any other  Annuity we issue.
The  "Combination 5% Roll-up and Highest  Anniversary  Value" Death Benefit may only be elected  individually,  and cannot be elected in combination with any other optional death benefit.
-------------------------------------------------------------------------------------------------------------------

Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide  additional  amounts to your  Beneficiary that may be used to offset  federal and state taxes  payable on any  taxable  gains in your  Annuity at the time of your death.  Whether this benefit is appropriate  for you may depend on your  particular  circumstances,  including other  financial  resources  that may be available to your  Beneficiary to pay taxes on your Annuity should you die during the accumulation period.  No benefit is payable if death occurs on or after the Annuity Date.

The Enhanced  Beneficiary  Protection  Optional Death Benefit provides a benefit that is payable in addition to the basic Death  Benefit.  If the  Annuity  has one Owner,  the Owner must be age 75 or less at the time the benefit is purchased.  If the Annuity has joint  Owners,  the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above;

     PLUS

2.       40% of your "Growth" under the Annuity, as defined below.

"Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the
 ------
Fixed Allocations, minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

"Proportional  withdrawals"  are  determined by  calculating  the  percentage of your Account Value that each prior
 -------------------------
withdrawal represented when withdrawn.

-------------------------------------------------------------------------------------------------------------------
The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit is  subject  to a maximum of 100% of all  Purchase
Payments  applied to the Annuity at least 12 months  prior to the death of the decedent  that  triggers the payment of the Death Benefit.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
The Enhanced  Beneficiary  Protection  Optional Death Benefit  described  above is currently being offered in those jurisdictions  where we have  received  regulatory  approval.  Certain  terms and  conditions  may  differ  between jurisdictions  once  approved.  Please refer to the section  entitled  "Tax  Considerations"  for a  discussion  of special tax considerations  for purchasers of this benefit.  The Enhanced  Beneficiary  Protection Death Benefit is
not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit.
-------------------------------------------------------------------------------------------------------------------

See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit ("HAV")
If the Annuity  has one Owner,  the Owner must be age 79 or less at the time  Highest  Anniversary  Value  Optional
Death  Benefit is  purchased.  If the Annuity has joint  Owners,  the oldest  Owner must be age 79 or less.  If the
Annuity is owned by an entity, the Annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest
Anniversary Value Death Benefit.  In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value as of the Owner's date of death.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest  Anniversary  Value on the Death  Benefit  Target Date plus the sum of all  Purchase  Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

         The amount  determined  by this  calculation  is  increased by any Purchase  Payments  received  after the
         Owner's date of death and decreased by any proportional withdrawals since such date.

-------------------------------------------------------------------------------------------------------------------
The Highest  Anniversary  Value Death Benefit  described  above is currently  being offered in those  jurisdictions where we have received  regulatory  approval.  Certain terms and conditions may differ between  jurisdictions  once approved.  The Highest  Anniversary  Value Death Benefit is not available if you elect the  "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit.
-------------------------------------------------------------------------------------------------------------------

 Please refer to the  definition of Death Benefit  Target Date below.  This death benefit may not be an appropriate feature  where the Owner's age is near the age  specified in the Death  Benefit  Target Date.  This is because the benefit may not have the same  potential  for growth as it  otherwise  would,  since there will be fewer  contract anniversaries  before the death benefit  target date is reached.  The death  benefit  target date under this death benefit is earlier than the death benefit  target date under the  Combination  5% Roll-up and Highest  Anniversary
 Value Death  Benefit for Owners who are age 76 or older when the  contract is issued,  which may result in a lower value on the death  benefit,  since there will be fewer  contract  anniversaries  before the death benefit  target date is reached.

See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit
If the  Annuity  has one Owner,  the Owner must be age 79 or less at the time the  Combination  5% Roll-up  and HAV
Optional  Death  Benefit is purchased.  If the Annuity has joint  Owners,  the oldest Owner must be age 79 or less.
If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

Certain  of the  Portfolios  offered  as  Sub-accounts  under  the  Annuity  are not  available  if you  elect  the
Combination  5% Roll-up  and HAV Death  Benefit.  In  addition,  we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

         The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value death benefit described above, and
3.       5% Roll-up described below.

The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

o        all Purchase  Payments  increasing  at an annual  effective  interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

                  MINUS

o        the sum of all  withdrawals,  dollar  for  dollar  up to 5% of the death  benefit's  value as of the prior contract  anniversary  (or issue  date if the  withdrawal  is in the first  contract  year).  Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

         If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

o        the 5% Roll-up value as of the Death Benefit Target Date  increased by total Purchase  Payments made after the Death Benefit Target Date;

                  MINUS

o        the sum of all withdrawals which reduce the 5% Roll-up proportionally.

Please refer to the  definitions of Death Benefit  Target Date below.  This death benefit may not be an appropriate feature  where the Owner's age is near the age  specified in the Death  Benefit  Target  Date.  This is because the benefit may not have the same  potential  for growth as it  otherwise  would,  since  there will be fewer  contract anniversaries before the Death Benefit Target Date is reached.

-------------------------------------------------------------------------------------------------------------------
The Combination 5% Roll-up and Highest  Anniversary  Value Death Benefit described above is currently being offered in those  jurisdictions  where we have  received  regulatory  approval.  Certain  terms and  conditions  may differ between  jurisdictions once approved.  The "Combination 5% Roll-up and Highest  Anniversary Value" Death Benefit is
not available if you elect any other optional death benefit.
-------------------------------------------------------------------------------------------------------------------

See  Appendix B for  examples of how the  Combination  5% Roll-up and Highest  Anniversary  Value Death  Benefit is
calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest
Anniversary Value Death Benefit:

|X|      The  Death  Benefit  Target  Date  for  the  Highest  Anniversary  Value  Death  Benefit  is the  contract
              ----------------------------
     anniversary  on or after the 80th  birthday  of the  current  Owner,  the oldest of either  joint Owner or the
     Annuitant, if entity owned.

|X|      The Death  Benefit  Target Date for the  Combination  5% Roll-up and HAV Death Benefit is the later of the
             ---------------------------
     contract  anniversary on or after the 80th birthday of the current Owner,  the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.

|X|      The Highest  Anniversary Value equals the highest of all previous  "Anniversary  Values" less proportional
             --------------------------
     withdrawals since such anniversary and plus any Purchase Payments since such anniversary.

|X|      The Anniversary  Value is the Account Value as of each  anniversary of the Issue Date of the Annuity.  The
             ------------------
     Anniversary Value on the Issue Date is equal to your Purchase Payment.

|X|      Proportional  withdrawals  are  determined by  calculating  the percentage of your Account Value that each
         -------------------------
     prior withdrawal  represented when withdrawn.  Proportional  withdrawals  result in a reduction to the Highest
     Anniversary  Value or 5% Roll-up value by reducing such value in the same  proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal  occurred.  For example,  if your Highest  Anniversary
     Value or 5% Roll-up  value is  $125,000  and you  subsequently  withdraw  $10,000 at a time when your  Account
     Value is equal to $100,000 (a 10%  reduction),  when  calculating  the optional  Death  Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Annuities with joint Owners
For  Annuities  with Joint  Owners,  the Death  Benefits are  calculated  as shown above except that the age of the oldest of the Joint Owners is used to determine  the Death  Benefit  Target Date.  NOTE: If you and your spouse own the Annuity  jointly,  we will pay the Death Benefit to the  Beneficiary.  If the sole primary  Beneficiary  is the surviving  spouse,  then the  surviving  spouse can elect to assume  ownership  of the  Annuity  and  continue  the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefits are  calculated  as shown above except that the age of the
Annuitant is used to determine  the Death Benefit  Target Date.  Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection Death Benefit and Highest  Anniversary  Value Death Benefit
at any time.  The  Combination  5% Roll-up and HAV Death Benefit may not be terminated  once elected.  The optional
Death  Benefits  will  terminate  automatically  on the Annuity  Date.  We may also  terminate  any optional  Death
Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge  equal to 0.25% per year of the  average  daily net assets of the  Sub-accounts  for each of the
Highest  Anniversary Value Death Benefit and the Enhanced  Beneficiary  Protection Death Benefit and 0.50% per year of the average  daily net assets of the  Sub-accounts  for the  Combination  5% Roll-up and HAV Death  Benefit.  We
deduct the charge for each of these  benefits to  compensate  American  Skandia for providing  increased  insurance protection under the optional Death Benefits.

Please  refer to the  section  entitled  "Tax  Considerations"  for  additional  considerations  in relation to the optional Death Benefit.

AMERICAN SKANDIA'S ANNUITY REWARDS

What is the Annuity Rewards benefit?
The Annuity  Rewards  benefit  offers  Owners the ability to capture any market gains since the Issue Date of their
Annuity as an  enhancement  to their current Death  Benefit so their  Beneficiaries  will not receive less than the
Annuity's value as of the date the Owner elects the benefit.  Under the Annuity Rewards  benefit,  American Skandia guarantees that the Death Benefit will not be less than:

         your Account Value in the variable  investment  options plus the Interim Value in any Fixed Allocations as of the effective date of the Owner's election

         MINUS any proportional withdrawals* following the date of election
         -----

         PLUS any additional Purchase Payments applied to the Annuity following the date of election.
         ----

*    "Proportional  withdrawals"  are  determined  by  calculating  the  percentage  of the Account Value that each withdrawal  represented  when  withdrawn.  For  example,  a withdrawal  of 50% of your Account  Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

The  Annuity  Rewards  Death  Benefit  enhancement  does not affect the basic  Death  Benefit  calculation  and any
Optional  Death  Benefits  available  under the Annuity.  If the Death Benefit  amount payable under your Annuity's basic Death Benefit or any Optional  Death  Benefits you purchase is greater than the enhanced  Death Benefit under the Annuity Rewards benefit on the date the Death Benefit is calculated,  your  Beneficiary will receive the higher amount.

Who is eligible for the Annuity Rewards benefit?
Owners can elect the Annuity  Rewards  Death Benefit  enhancement  following  the fourth (4th)  anniversary  of the
Annuity's  Issue  Date.  However,  the  election  is subject to the  requirement  that their  Account  Value on the election  date is greater  than the amount  that would be  payable  to their  Beneficiary  under the Death  Benefit provided  under the Annuity as of the  election  date  (including  any amounts  payable  under any  optional  death benefit  then in effect).  If an Owner is  ineligible  when he or she applies for the optional  benefit,  the Owner can elect the Annuity  Rewards Death Benefit  enhancement on any subsequent  date if they  otherwise  qualify.  The election  must occur before  annuity  payments  begin.  An Owner can only elect the Annuity  Rewards  Death Benefit enhancement once.  There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary
Except in the case of a spousal  assumption as described  below, in the event of your death, the death benefit must be distributed:

|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series of annuity  payments not extending  beyond the life  expectancy of the Beneficiary or over the life of the Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an election prior to death benefit  proceeds  becoming due, a Beneficiary can elect to receive the Death Benefit  proceeds as a series of fixed annuity  payments  (annuity payment options 1-4) or as a series of variable  annuity  payments  (annuity  payment  options  1-3 or 5 and 6). See the section  entitled  "What Types of
Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your spouse as your  Beneficiary.  If you and your spouse own the Annuity jointly,  we assume that the sole primary  Beneficiary  will be the surviving  spouse unless you elect an alternative  Beneficiary  designation.
Unless you elect an alternative  Beneficiary  designation,  the spouse Beneficiary may elect to assume ownership of the  Annuity  instead  of taking the Death  Benefit  payment.  Any Death  Benefit  (including  any  optional  Death
Benefits)  that would have been  payable to the  Beneficiary  will become the new  Account  Value as of the date we receive due proof of death and any  required  proof of a spousal  relationship.  As of the date the  assumption  is effective,  the surviving  spouse will have all the rights and benefits  that would be available  under the Annuity to a new  purchaser  of the same  attained  age.  For  purposes of  determining  any future  Death  Benefit for the surviving  spouse,  the new Account Value will be considered as the initial  Purchase  Payment.  No CDSC will apply to the new Account  Value.  However,  any  additional  Purchase  Payments  applied after the date the assumption is effective  will be subject to all  provisions of the Annuity,  including any CDSC that may apply to the  additional
Purchase Payments.

See the section entitled "Managing Your Annuity - Spousal  Contingent  Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Qualified Beneficiary Continuation Option

The Code  provides for  alternative  death  benefit  payment  options when an Annuity is used as an IRA,  403(b) or other "qualified  investment" that requires Minimum  Distributions.  Upon the Owner's death under an IRA, 403(b) or other  "qualified  investment",  a  Beneficiary  may  generally  elect to continue the Annuity and receive  Minimum
Distributions  under the  Annuity  instead of  receiving  the death  benefit  in a single  payment.  The  available payment  options  will  depend on  whether  the Owner died on or before  the date he or she was  required  to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

|X|      If death occurs  before the date Minimum  Distributions  must begin under the Code,  the Death Benefit can be paid out in either a lump  sum,  within  five  years  from the date of death,  or over the life or life expectancy  of the  designated  Beneficiary  (as  long as  payments  begin  by  December  31st of the year following the year of death).  However,  if the spouse is the  Beneficiary,  the Death Benefit can be paid out over the life or life  expectancy of the spouse with such payments  beginning no earlier than December
         31st of the year  following  the year of death or December  31st of the year in which the  deceased  would have reached age 70 1/2, which ever is later.

|X|      If death occurs after the date Minimum  Distributions  must begin under the Code,  the Death  Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary  has the flexibility to take out more each year than required under the Minimum  Distribution  rules.
Until withdrawn,  amounts in an IRA, 403(b) or other "qualified  investment"  continue to be tax deferred.  Amounts withdrawn each year,  including  amounts that are required to be withdrawn  under the Minimum  Distribution  rules, are  subject to tax.  You may wish to  consult a  professional  tax  advisor  for tax advice as to your  particular
situation.   See  the  section  entitled  "How  are  Distributions  From  Qualified   Contracts  Taxed?  -  Minimum
Distributions after age 70 1/2."

Upon election of this Qualified Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
|X|      the  Beneficiary  will be charged at an amount  equal to 1.40%  daily  against the  average  daily  assets allocated to the Sub-accounts.
|X|      the Account Value will be equal to any Death Benefit  (including  any optional  Death  Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
|X|      the  Beneficiary  may  request  transfers  among  Sub-accounts,   subject  to  the  same  limitations  and
              restrictions  that applied to the Owner,  except that the Sub-accounts  offered will be those offered under the Qualified Beneficiary Continuation option at the time the option is elected.
|X|      the Fixed  Allocations will be those offered under the Qualified  Beneficiary  Continuation  option at the time the option is elected.
|X|      no additional Purchase Payments can be applied to the Annuity.
|X|      other optional Benefits will be those offered under the Qualified  Beneficiary  Continuation option at the time of election.
|X|      the basic Death Benefit and any optional Death  Benefits  elected by the Owner will no longer apply to the
              Beneficiary.
|X|      the  Beneficiary  can request a  withdrawal  of all or a portion of the Account  Value at any time without application of a CDSC.
|X|      upon  the  death  of the  Beneficiary,  any  remaining  Account  Value  will be paid in a lump  sum to the person(s) named by the Beneficiary.
|X|      all amounts in the  Annuity  must be paid out to the  Beneficiary  according  to the Minimum  Distribution rules described above.

Your  Beneficiary  will be provided with a prospectus and  settlement  option that will describe this option at the time  he  or  she  elects  this  option.  Please  contact  American  Skandia  for  additional  information  on  the availability,  restrictions  and  limitations  that will apply to a  Beneficiary  under the  Qualified  Beneficiary
Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes,  there are exceptions  that apply no matter how your Death Benefit is calculated.  There are exceptions to the
Death  Benefit if the  decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or
Annuitant  due to the prior  Owner's  or  Annuitant's  death.  Any Death  Benefit  (including  any  optional  Death
Benefit)  that  applies  will be  suspended  for a two-year  period from the date he or she first  became  Owner or
Annuitant.  After the two-year  suspension  period is  completed,  the Death  Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death",  any  instructions  we require to  determine  the method of payment and any other  written  representations  we require to  determine  the proper  payment of the Death Benefit to all  Beneficiaries.  "Due proof of death" may include a certified copy of a death  certificate,  a certified copy of a decree of a court of competent  jurisdiction  as to the finding of death or other  satisfactory  proof of death.  Upon our  receipt of "due proof of death" we  automatically  transfer  the
Death  Benefit  to the  AST  Money  Market  Sub-account  until  we  further  determine  the  universe  of  eligible
Beneficiaries.  Once the universe of eligible  Beneficiaries  has been  determined  each eligible  Beneficiary  may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

Each  Beneficiary  must make an election as to the method they wish to receive their portion of the Death  Benefit.
Absent an election of a Death  Benefit  payment  method,  no Death Benefit can be paid to the  Beneficiary.  We may require written  acknowledgment of all named Beneficiaries  before we can pay the Death Benefit.  During the period from the date of death until we receive all  required  paper work,  the amount of the Death  Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation  period,  the Annuity has an Account Value. The Account Value is determined  separately for each  Sub-account  allocation  and for each Fixed  Allocation.  The Account  Value is the sum of the values of each
Sub-account  allocation  and the value of each Fixed  Allocation.  The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender.  When  determining  the Account Value on a day more than 30 days prior to a
Fixed  Allocation's  Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a
Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value available to you on any day during the  accumulation  period.  The
Surrender  Value is equal to your  Account  Value minus any CDSC,  the Annual  Maintenance  Fee, the charge for any optional  benefits and any Market Value  Adjustment  that may apply to any Fixed  Allocation.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account,  you are purchasing  units of the  Sub-account.  Each Sub-account invests  exclusively  in shares of an  underlying  Portfolio.  The value of the Units  fluctuates  with the  market fluctuations  of the  Portfolios.  The value of the Units also reflects the daily accrual for the Insurance  Charge and if you elected one or more optional  benefits  whose annual charge is deducted  daily,  the  additional  charge made for such benefits.  There may be several  different Unit Prices for each  Sub-account to reflect the Insurance
Charge and the charges for any optional  benefits.  The Unit Price for the Units you purchase  will be based on the total  charges for the benefits  that apply to your  Annuity.  See the section  entitled  "What Happens to My Units
When There is a Change in Daily  Asset-Based  Charges?"  for a detailed  discussion  of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each  Valuation  Day, we  determine  the price for a Unit of each  Sub-account,  called the "Unit  Price." The Unit
Price is used for  determining  the value of transactions  involving  Units of the  Sub-accounts.  We determine the number of Units involved in any  transaction  by dividing the dollar value of the  transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a  Sub-account.  On the  Valuation  Day you make the  allocation,  the Unit Price is
$14.83.  Your $5,000 buys  337.154  Units of the  Sub-account.  Assume that later,  you wish to transfer  $3,000 of your Account  Value out of that  Sub-account  and into another  Sub-account.  On the  Valuation Day you request the transfer,  the Unit Price of the  original  Sub-account  has  increased  to $16.79.  To  transfer  $3,000,  we sell
178.677  Units at the  current  Unit  Price,  leaving  you  158.477  Units.  We then buy $3,000 of Units of the new
Sub-account at the Unit Price of $17.83.  You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the  initial  value  allocated  to a Fixed  Allocation  plus all  interest  credited to a Fixed
Allocation  as of the date  calculated.  The  Interim  Value  does not  include  the  impact  of any  Market  Value
Adjustment.  If you made any transfers or withdrawals from a Fixed  Allocation,  the Interim Value will reflect the withdrawal of those amounts and any interest  credited to those amounts  before they were  withdrawn.  To determine the Account Value of a Fixed  Allocation  on any day more than 30 days prior to its Maturity  Date, we multiply the
Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American  Skandia  is  generally  open to  process  financial  transactions  on those  days that the New York Stock
Exchange  (NYSE) is open for  trading.  There  may be  circumstances  where  the NYSE does not open on a  regularly scheduled  date or time  or  closes  at an  earlier  time  than  scheduled  (normally  4:00  p.m.  EST).  Financial transactions  requested  before the close of the NYSE which meet our  requirements  will be processed  according to the value next  determined  following the close of business.  Financial  transactions  requested on a  non-business day or after the close of the NYSE will be processed  based on the value next  computed on the next  business  day.
There may be  circumstances  when the  opening or closing  time of the NYSE is  different  than other  major  stock exchanges,  such as NASDAQ or the American Stock Exchange.  Under such circumstances,  the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances  where the NYSE is open,  however,  due to inclement weather,  natural disaster or other circumstances  beyond our  control,  our  offices  may be closed or our  business  processing  capabilities  may be restricted.  Under those  circumstances,  your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally  recognized  holidays:  New Year's Day, Martin Luther King, Jr. Day,
Washington's  Birthday,  Good Friday,  Memorial Day, Independence Day, Labor Day, Thanksgiving,  and Christmas.  On
those dates, we will not process any financial transactions involving purchase or redemption orders.

American  Skandia  will  also not  process  financial  transactions  involving  purchase  or  redemption  orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an  emergency  exists  making  redemption  or  valuation  of  securities  held  in  the  separate  account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial Purchase  Payments:  We are required to allocate your initial  Purchase Payment to the Sub-accounts  within two (2) business  days after we receive all of our  requirements  at our office to issue the Annuity.  If we do not have all the required  information to allow us to issue your Annuity,  we may retain the Purchase  Payment while we try to reach you or your  representative to obtain all of our  requirements.  If we are unable to obtain all of our required  information  within five (5) business days, we are required to return the Purchase Payment to you at that time,  unless  you  specifically  consent to our  retaining  the  Purchase  Payment  while we gather  the  required information.  Once we obtain the required  information,  we will invest the Purchase  Payment and issue the Annuity within two (2)  business  days.  During any period  that we are  trying to obtain the  required  information,  your money is not invested.

Additional  Purchase Payments:  We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase  Payment at our office with  satisfactory  allocation  instructions.  We will allocate any  additional
Purchase Payments you make according to your most recent allocation instructions if none are provided.

Scheduled  Transactions:  "Scheduled"  transactions  include transfers under a Dollar Cost Averaging,  rebalancing, or asset  allocation  program,  Systematic  Withdrawals,  Minimum  Distributions  or  annuity  payments.  Scheduled transactions  are  processed  and  valued as of the date they are  scheduled,  unless  the  scheduled  day is not a
Valuation  Day.  In that  case,  the  transaction  will be  processed  and  valued  on  Valuation  Day prior to the scheduled transaction date.

Unscheduled  Transactions:  "Unscheduled"  transactions include any other non-scheduled  transfers and requests for
Partial  Withdrawals or Free  Withdrawals or Surrenders.  Unscheduled  transactions  are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Medically-related  Surrenders & Death  Benefits:  Medically-related  surrender  requests and Death  Benefit  claims require our review and evaluation  before  processing.  We price such transactions as of the date we receive at our
Office all supporting documentation we require for such transactions and that are satisfactory to us.

Transactions in ProFunds VP Sub-accounts:  Generally,  purchase or redemption  orders or transfer  requests must be received by us by no later than the close of the NYSE to be processed on the current  Valuation Day.  However,  any purchase or redemption order or transfer request  involving the ProFunds VP Sub-accounts  must be received by us no later than one hour prior to any announced  closing of the applicable  securities  exchange  (generally,  3:00 p.m.
Eastern time) to be processed on the current  Valuation  Day. The "cut-off"  time for such  financial  transactions involving a ProFunds VP  Sub-account  will be extended to1/2hour prior to any announced  closing  (generally,  3:30
p.m.  Eastern  time)  for  transactions  submitted  electronically  through  American  Skandia's  Internet  website
(www.americanskandia.prudential.com).  You cannot  request a  transaction  involving  the  purchase,  redemption or transfer  of units in one of the  ProFunds  VP  Sub-account  between the  applicable  "cut-off"  time and 4:00 p.m.
Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination  of  Optional  Benefits:  Except for the  Guaranteed  Minimum  Income  Benefit and the  Combination  5%
Roll-up and Highest  Anniversary  Value Death Benefit which cannot be terminated by the owner once elected,  if any optional  benefit  terminates,  we will no longer deduct the charge we apply to purchase the optional  benefit.  On the date the charge no longer applies,  your Annuity will become subject to a different daily  asset-based  charge.
We will process a transaction  where your Account Value allocated to the Sub-accounts  will be used to purchase new
Units of the  Sub-accounts  that reflect the Insurance  Charge and any optional  benefit or program still  elected, but not the charge for the  optional  benefit or program that you  terminated.  The number of Units  attributed  to your Annuity will be decreased  and the Unit Price of each unit of the  Sub-accounts  in which you invested will be increased.  The  adjustment  in the number of Units and Unit Price will not affect your  Account  Value.  Beginning on that date,  your  Account  Value will be  determined  based on the change in the value of Units that reflect the
Insurance Charge and any other optional benefits that you have elected.

TAX CONSIDERATIONS

The tax  considerations  associated  with the Annuity  vary  depending  on whether the  contract is (i) owned by an individual  and not  associated  with a tax-favored  retirement  plan  (including  contracts  held by a non-natural person,  such as a trust  acting as an agent for a natural  person),  or (ii) held under a  tax-favored  retirement plan. We discuss the tax  considerations  for these  categories of contracts  below.  The  discussion is general in nature and  describes  only  federal  income tax law (not state or other tax laws).  It is based on current law and interpretations,  which may change.  The  discussion  includes a description  of certain  spousal  rights under the contract  and under  tax-qualified  plans.  Our  administration  of such spousal  rights and related tax  reporting accords  with our  understanding  of the  Defense of  Marriage  Act (which  defines a  "marriage"  as a legal union between  a man and a woman and a  "spouse"  as a person of the  opposite  sex).  The  information  provided  is not intended as tax advice.  You should  consult  with a qualified  tax advisor for  complete  information  and advice.
References to purchase  payments below relates to your cost basis in your contract.  Generally,  your cost basis in a contract not associated  with a tax-favored  retirement  plan is the amount you pay into your  contract,  or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

This  contract may also be purchased as a  non-qualified  annuity  (i.e.,  a contract not held under a  tax-favored retirement  plan) by a trust or custodial  IRA or 403(b)  account,  which can hold other  permissible  assets other than the annuity.  The terms and  administration  of the trust or custodial account in accordance with the laws and
regulations  for  IRAs  or  403(b)s,   as  applicable,   are  the  responsibility  of  the  applicable  trustee  or custodian.

CONTRACTS  OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT PLANS)

Taxes Payable by You

We believe the contract is an annuity contract for tax purposes.  Accordingly, as a general rule, you should not pay any tax until you receive  money under the  contract.

Generally,  annuity  contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity  contract for purposes of determining  the amount subject to tax under the rules described below.

It is possible that the Internal Revenue Service  (IRS)would assert that some or all of the charges for the optional benefits  under the  contract  should be treated for federal  income tax purposes as a partial  withdrawal  from the contract.  If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent  there are  earnings in the  contract.  Additionally,  for owners  under age 591/2,  the  taxable  income attributable to the charge for the benefit could be subject to a tax penalty.

If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving  owner will be provided with a notice from us describing  available  alternatives  regarding these benefits.

Taxes on Withdrawals and Surrender

If you make a withdrawal from your contract or surrender it before annuity  payments  begin,  the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any  withdrawals  from the contract while you are alive even if the withdrawal is paid to someone else.

If you assign or pledge all or part of your contract as collateral for a loan,  the part assigned  generally will be treated as a withdrawal.

If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract.  This rule does not apply if you transfer the contract to your spouse or under most  circumstances  if you transfer the contract incident to divorce.

Taxes on Annuity  Payments

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed.  The  remaining  portion  will be taxed as  ordinary  income.  Generally,  the  nontaxable  portion is determined by  multiplying  the annuity  payment you receive by a fraction,  the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

After the full  amount of your  purchase  payments  have been  recovered  tax-free,  the full  amount of the annuity payments will be taxable.  If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

Tax  Penalty on Withdrawals  and Annuity  Payments

Any  taxable amount you receive under your contract may be
subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

o    the amount is paid on or after you reach age 591/2or die;

o    the amount received is attributable to your becoming disabled;

o    generally the amount paid or received is in the form of  substantially  equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 591/2or 5 years.  Modification of payments during that time period will result in retroactive  application of the 10% tax penalty.);  or o the amount  received is paid under an immediate  annuity  contract (in which annuity  payments begin within one year of purchase).

Special  Rules in Relation to  Tax-Free  Exchanges  Under  Section  1035

Section 1035 of the Internal  Revenue Code of 1986, as amended (Code) permits certain  tax-free  exchanges of a life insurance,  annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life  insurance,  annuity or endowment  contract  that was purchased  prior to August 14, 1982,  then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. [(See Federal Tax Status section in the Statement of Additional Information.)]

Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 591/2  withdrawals.  The IRS has reserved the right to treat  transactions  it considers  abusive as ineligible for this  favorable  partial 1035 exchange treatment.  We do not know what transactions may be considered abusive.  For example we do not know how the
IRS may view early withdrawals or annuitizations  after a partial exchange.  In addition,  it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus,  we will accept a partial 1035 exchange from a non-qualified  annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive.  However, some insurance companies  may not  recognize  these  partial  surrenders  as  tax-free  exchanges  and may  report  them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax  penalty.  We strongly  urge you to discuss any  transaction  of this type with your tax advisor  before proceeding with the transaction.

Taxes Payable by  Beneficiaries

The death  benefit  options are subject to income tax to the extent the  distribution  exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes.  Certain minimum  distribution  requirements  apply upon your death, as discussed  further below.

Tax consequences to the beneficiary vary among the death benefit payment options.

o    Choice 1: the beneficiary is taxed on earnings in the contract.

o    Choice 2: the  beneficiary  is taxed as amounts  are  withdrawn  (in this case  earnings  are  treated as being distributed first).

o    Choice 3: the  beneficiary  is taxed on each  payment  (part will be treated as earnings  and part as return of premiums).

Considerations  for  Contingent  Annuitants:  There may be  adverse  tax  consequences  if a  Contingent  Annuitant succeeds an Annuitant  when the Annuity is owned by a trust that is neither tax exempt nor  qualifies for preferred treatment under certain sections of the Code. In general,  the Code is designed to prevent  indefinite  deferral of tax.  Continuing  the  benefit of tax  deferral  by naming one or more  Contingent  Annuitants  when the Annuity is owned by a  non-qualified  trust might be deemed an attempt to extend the tax  deferral for an  indefinite  period.
Therefore,  adverse tax treatment may depend on the terms of the trust,  who is named as Contingent  Annuitant,  as well as the  particular  facts and  circumstances.  You should  consult your tax advisor before naming a Contingent
Annuitant if you expect to use an Annuity in such a fashion.

Reporting and Withholding on  Distributions

Taxable amounts  distributed  from your annuity  contracts are subject to federal and state income tax reporting and withholding.  In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution.  In the case of an annuity or similar periodic  payment,  we will withhold as if you are a married individual with 3 exemptions unless you designate a different  withholding  status. In the case of all other distributions,  we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments.
An election out of withholding must be made on forms that we provide.State  income tax withholding rules vary and we will withhold based on the rules of your State of residence.  Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different  withholding rate may be applicable to a nonresident  alien based on the terms of an existing  income tax treaty between the United States and the  nonresident  alien's  country.  Please refer to the discussion  below regarding  withholding  rules for tax favored plans (for example, an IRA).

Regardless  of the  amount  withheld  by us, you are liable  for  payment  of federal  and state  income tax on the taxable  portion of annuity  distributions.  You should consult with your tax advisor  regarding the payment of the
correct  amount  of  these  income  taxes  and  potential   liability  if  you  fail  to  pay  such   taxes.

Annuity Qualification

Diversification  And  Investor  Control.  In order to qualify  for the tax rules  applicable  to  annuity  contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

An additional  requirement for  qualification  for the tax treatment  described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate  guidelines  under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments  underlying such variable  annuity.  It is unclear whether such guidelines,  if in fact promulgated,  would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers  between the investment  options offered pursuant to this Prospectus.  We will take any action,  including  modifications to your Annuity or the investment  options,  required to comply with such guidelines if promulgated.

Please refer to the  Statement of  Additional  information  for further  information  on these  Diversification  and
Investor Control issues.

Required  Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required  distributions  depend on whether you die before you start taking  annuity  payments  under the contract or after you start taking annuity payments under the contract.

If you die on or after the annuity date,  the remaining  portion of the interest in the contract must be distributed at least as rapidly as under the method of  distribution  being used as of the date of  death.If  you die before the annuity  date,  the entire  interest in the  contract  must be  distributed  within 5 years after the date of death.
However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your  death,  the value of the  contract  may be  distributed  over the  beneficiary's  life or a period not exceeding the beneficiary's life expectancy.  Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

If the  contract is payable to (or for the benefit of) your  surviving  spouse,  that portion of the contract may be continued with your spouse as the owner.

Changes In The  Contract.  We reserve the right to make any changes we deem  necessary  to assure that the  contract qualifies as an annuity  contract for tax purposes.  Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

Additional Information
You should refer to the Statement of Additional Information if:

o       The  contract  is held by a  corporation  or other  entity  instead of by an  individual  or as agent for an individual.

o       Your  contract was issued in exchange for a contract  containing  purchase  payments  made before August 14,
        1982.

o       You transfer your contract to, or designate,  a beneficiary who is either 37 1/2 years younger than you or a grandchild.

o       You purchased more than one annuity contract from the same insurer within the same calendar year (other than contracts held by tax favored plans).

    CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

Currently,  the contract may be purchased for use in connection  with individual  retirement  accounts and annuities
(IRAs)  which are subject to  Sections  408(a),  408(b) and 408A of the Code.  In  addition,  this  contract  may be purchased for use in connection with a corporate  Pension and  Profit-sharing  plan (subject to 401(a) of the Code),
H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b)
of the Code, also known as Tax Deferred  Annuities or TDAs), and Section 457 plans (subject to 457 of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

    This contract may also be purchased as a  non-qualified  annuity (i.e., a contract not held under a tax-favored retirement  plan) by a trust or custodial  IRA or 403(b)  account,  which can hold other  permissible  assets other than the annuity.  The terms and  administration  of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

    You should be aware that tax favored plans such as IRAs  generally  provide  income tax deferral  regardless of whether they invest in annuity  contracts.  This means that when a tax favored plan invests in an annuity contract, it  generally  does not  result in any  additional  taxbenefits  (such as income tax  deferral  and income tax free transfers).

Types of Tax Favored Plans

    IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus  and contract.  The
"IRA Disclosure  Statement"  contains  information about eligibility,  contribution  limits,  tax particulars,  and other IRA information.  In addition to this information (some of which is summarized  below), the IRS requires that you have a "free look" after making an initial  contribution to the contract.  During this time, you can cancel the contract by notifying us in writing,  and we will refund all of the purchase  payments  under the contract  (or, if provided by  applicable  state law,  the amount  credited  under the  contract,  if greater),  less any  applicable federal and state income tax withholding.

    Contributions  Limits/Rollovers.  Because of the way the contract is designed,  you may purchase a contract for an IRA in connection  with a "rollover" of amounts from a qualified  retirement  plan or transfer from another IRA.
In 2004 the  limit is  $3,000;  increasing  in 2005 to 2007,  to  $4,000;  and for  2008,  $5,000.  After  2008 the
contribution  amount  will be  indexed  for  inflation.  The tax law also  provides  for a catch-up  provision  for individuals  who are age 50 and above.  These taxpayers will be permitted to contribute an additional $500 in years
2004 to 2005 and an additional $1,000 in 2006 and years thereafter.

    The  "rollover"  rules under the Code are fairly  technical;  however,  an individual  (or his or her surviving spouse) may generally  "roll over" certain  distributions  from tax favored  retirement  plans (either  directly or within 60 days from the date of these  distributions)  if he or she meets the requirements for  distribution.  Once you buy the contract,  you can make regular IRA contributions  under the contract (to the extent permitted by law).
However,  if you make  such  regular  IRA  contributions,  you  should  note that you will not be able to treat the contract  as a "conduit  IRA,"  which  means that you will not  retain  possible  favorable  tax  treatment  if you subsequently  "roll over" the  contract  funds  originally  derived  from a qualified  retirement  plan or TDA into another Section 401(a) plan or TDA.

    Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o   You, as owner of the contract,  must be the "annuitant"  under the contract  (except in certain cases involving the division of property under a decree of divorce);

o    Your rights as owner are non-forfeitable;

o   You cannot sell, assign or pledge the contract;

o   The annual  contribution you pay cannot be greater than the maximum amount allowed by law,  including  catch-up contributions if applicable (which does not include any rollover amounts);

o   The date on which  annuity  payments  must begin cannot be later than April 1st of the calendar  year after the calendar year you turn age 70 1/2; and

o   Death and annuity payments must meet "minimum distribution requirements" described below.

    Usually,  the full amount of any distribution  from an IRA (including a distribution  from this contract) which is not a rollover is taxable.  As taxable income,  these  distributions  are subject to the general tax withholding rules  described  earlier.  In  addition to this normal tax  liability,  you may also be liable for the  following, depending on your actions:

o    A 10% "early distribution penalty" described below;

o   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

o   Failure to take a minimum distribution also described below.

    SEPs.  SEPs are a variation  on a standard  IRA,  and  contracts  issued to a SEP must satisfy the same general requirements described under IRAs (above).  There are, however, some differences:

o   If you  participate  in a SEP, you  generally do not include in income any employer  contributions  made to the
    SEP on your  behalf up to the lesser of (a)  $41,000 in 2004 or (b) 25% of the  employee's  earned  income (not including  contribution as "earned income" for these purposes).  However,  for these purposes,  compensation in
    excess of certain limits established by the IRS will not be considered.   In 2004, this limit is $205,000;

o   SEPs must satisfy certain  participation and  nondiscrimination  requirements not generally applicable to IRAs;
    and

o   SEPs for small  employers  permit  salary  deferrals  up to  $13,000  in 2004 with the  employer  making  these contributions  to the SEP.  However,  no new "salary  reduction" or "SAR-SEPs" can be  established  after 1996.
    Individuals  participating  in a SARSEP  who are age 50 or above by the end of the year  will be  permitted  to contribute an additional  $3,000 in 2004,  increasing in $1,000  increments per year until  reaching  $5,000 in
    2006.  Thereafter, the amount is indexed for inflation.

You will also be provided  the same  information,  and have the same "free look"  period,  as you would have if you purchased the contract for a standard IRA.

    ROTH IRAs. Like standard IRAs,  income within a Roth IRA accumulates  tax-free,  and  contributions are subject to specific limits. Roth IRAs have, however, the following differences:

o   Contributions to a Roth IRA cannot be deducted from your gross income;

o "Qualified  distributions"  from a Roth IRA are excludable  from gross income.  A "qualified  distribution"  is a distribution  that satisfies two  requirements:  (1) the  distribution  must be made (a) after the owner of the IRA attains age 591/2; (b) after the owner's  death;  (c) due to the owner's  disability;  or (d) for a qualified  first time homebuyer  distribution  within the meaning of Section  72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a  contribution  was made to any
Roth IRA  established  for the owner or five  years  after a  rollover,  transfer,  or  conversion  was made from a traditional IRA to a Roth IRA.  Distributions from a Roth IRA that are not qualified  distributions will be treated as made first from  contributions  and then from earnings,  and taxed generally in the same manner as distributions from a traditional IRA.

o   If eligible (including meeting income limitations and earnings  requirements),  you may make contributions to a
    Roth IRA after  attaining age 701/2, and  distributions  are not required to begin upon attaining such age or at any time thereafter.

    Because of the way the contract is designed,  you may purchase a contract for a Roth IRA in  connection  with a
"rollover"  of amounts of another  traditional  IRA,  conduit IRA,  SEP,  SIMPLE-IRA  or Roth IRA. The Code permits persons who meet certain income  limitations  (generally,  adjusted gross income under  $100,000),  and who receive certain  qualifying  distributions  from such  non-Roth  IRAs,  to  directly  rollover or make,  within 60 days,  a
"rollover"  of all or any  part of the  amount  of such  distribution  to a Roth IRA  which  they  establish.  This conversion  triggers current taxation (but is not subject to a 10% early distribution  penalty).  Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

      TDAs.  You may own a TDA  generally  if you are either an employer or employee of a  tax-exempt  organization
(as defined under Code Section 501 (c)(3)) or a public  educational  organization,  and you may make  contributions to a TDA so long as the  employee's  rights to the  annuity are  nonforfeitable.  Contributions  to a TDA,  and any earnings,  are not taxable until  distribution.  You may also make  contributions to a TDA under a salary reduction agreement,  generally  up to a maximum  of $13,000 in 2004.  Individuals  participating  in a TDA who are age 50 or above by the end of the year will be permitted to  contribute an  additional  $3,000 in 2004,  increasing in $1,000 increments  per year until  reaching  $5,000 in 2006.  Thereafter,  the amount is indexed for  inflation.  Further, you may roll  over TDA  amounts  to  another  TDA or an IRA.  You may also  roll over TDA  amounts  to a  qualified retirement  plan, a SEP and a 457  government  plan. A contract may only qualify as a TDA if  distributions  (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

o   Your attainment of age 591/2;
o   Your severance of employment;
o   Your death;
o   Your total and permanent disability; or
o   Hardship (under limited  circumstances,  and only related to salary deferrals and any earnings  attributable to these amounts).

      In any event,  you must begin receiving  distributions  from your TDA by April 1st of the calendar year after the calendar year you turn age 701/2or retire, whichever is later.

    These distribution  limits do not apply either to transfers or exchanges of investments under the contract,  or to any "direct  transfer" of your interest in the contract to another TDA or to a mutual fund  "custodial  account"
described under Code Section 403(b)(7).

    Employer  contributions to TDAs are subject to the same general  contribution,  nondiscrimination,  and minimum participation rules applicable to "qualified" retirement plans.

Minimum Distribution Requirements and Payment Option

If you hold the contract under an IRA (or other tax-favored  plan), IRS minimum  distribution  requirements must be satisfied.  This means that generally  payments must start by April 1 of the year after the year you reach age 701/2 and must be made for each year  thereafter.  The amount of the payment  must at least  equal the  minimum  required under the IRS rules.  Several choices are available for calculating  the minimum  amount.  More  information on the mechanics  of this  calculation  is  available on request.  Please  contact us at a reasonable  time before the IRS deadline so that a timely  distribution  is made.  Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

    You can use the  Minimum  Distribution  option to satisfy the IRS minimum  distribution  requirements  for this contract  without either beginning  annuity  payments or surrendering the contract.  We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

Although the IRS rules  determine the required  amount to be distributed  from your IRA each year,  certain payment alternatives  are still  available  to you. If you own more than one IRA,  you can choose to satisfy  your  minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

Penalty for Early Withdrawals

You may owe a 10% tax penalty on the taxable part of  distributions  received  from an IRA,  SEP,  Roth IRA, TDA or qualified retirement plan before you attain age 591/2. Amounts are not subject to this tax penalty if:

o   the amount is paid on or after you reach age 591/2or die;

o   the amount received is attributable to your becoming disabled; or

o   generally the amount paid or received is in the form of  substantially  equal payments not less frequently than annually (Please note that  substantially  equal payments must continue until the later of reaching age 591/2or
    5 years.  Modification  of payments  during that time period will result in retroactive  application of the 10%
    tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding

Unless a distribution is an eligible  rollover  distribution  that is "directly" rolled over into another qualified plan,  IRA  (including  the IRA variations  described  above),  SEP, 457  government  plan or TDA, we will withhold federal  income tax at the rate of 20%. This 20%  withholding  does not apply to  distributions  from IRAs and Roth
IRAs.  For all other  distributions,  unless you elect  otherwise,  we will  withhold  federal  income tax from the taxable portion of such  distribution  at an appropriate  percentage.  The rate of withholding on annuity  payments where no mandatory  withholding  is required is determined  on the basis of the  withholding  certificate  that you file with us. If you do not file a  certificate,  we will  automatically  withhold  federal  taxes on the following basis:

o   For any annuity  payments not subject to mandatory  withholding,  you will have taxes  withheld by us as if you are a married individual, with 3 exemptions; and

o   For all other distributions, we will withhold at a 10% rate.

    We will provide you with forms and  instructions  concerning the right to elect that no amount be withheld from payments  in the  ordinary  course.  However,  you should  know that,  in any event,  you are liable for payment of federal income taxes on the taxable portion of the  distributions,  and you should consult with your tax advisor to find out more  information  on your  potential  liability  if you fail to pay such taxes.  There may be  additional state income tax withholding requirements.

ERISA Disclosure/Requirements

ERISA (the  "Employee  Retirement  Income  Security  Act of 1974")  and the Code  prevents  a  fiduciary  and other
"parties in  interest"  with respect to a plan (and,  for these  purposes,  an IRA would also  constitute a "plan")
from  receiving  any  benefit  from any  party  dealing  with the plan,  as a result  of the sale of the  contract.
Administrative  exemptions under ERISA generally permit the sale of insurance/annuity  products to plans,  provided that certain  information is disclosed to the person purchasing the contract.  This information has to do primarily with the fees, charges,  discounts and other costs related to the contract,  as well as any commissions paid to any agent selling the contract.

    Information  about any  applicable  fees,  charges,  discounts,  penalties or  adjustments  may be found in the applicable sections of this Prospectus.

    Information  about sales  representatives  and  commissions  may be found in the  sections  of this  Prospectus addressing distribution of the Annuity.

    Please consult your tax advisor if you have any additional questions.

Spousal Consent Rules for Retirement Plans-- Qualified Contracts

If you are  married at the time your  payments  commence,  you may be  required  by federal law to choose an income option that provides survivor annuity income to your spouse,  unless your spouse waives that right.  Similarly,  if you are  married at the time of your death,  federal  law may  require all or a portion of the death  benefit to be paid  to your  spouse,  even if you  designated  someone  else as  your  beneficiary.  A brief  explanation  of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

    Defined Benefit Plans,  Money Purchase  Pension Plans,  and ERISA 403(b)  Annuities.  If you are married at the time your payments  commence,  federal law requires that benefits be paid to you in the form of a "qualified  joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing.  Generally,  this means that you will  receive a reduced  payment  during  your life and,  upon your death,  your  spouse will  receive at least one-half  of what you were  receiving  for life.  You may elect to receive  another  income  option if your  spouse consents  to the  election  and  waives  his or her right to  receive  the QJSA.  If your  spouse  consents  to the alternative  form of payment,  your spouse may not receive any benefits from the plan upon your death.  Federal law also  requires  that the plan pay a death  benefit  to your  spouse if you are  married  and die  before  you begin receiving  your benefit.  This benefit must be available in the form of an annuity for your  spouse's  lifetime and is  called a  "qualified  pre-retirement  survivor  annuity"  (QPSA).  If the plan  pays  death  benefits  to other beneficiaries,  you may elect to have a beneficiary  other than your spouse receive the death benefit,  but only if your spouse  consents to the election and waives his or her right to receive the QPSA.  If your spouse  consents to the  alternate  beneficiary,  your spouse will receive no benefits  from the plan upon your death.  Any QPSA waiver prior to your  attaining  age 35 will  become  null and void on the  first  day of the  calendar  year in which you attain age 35, if still employed.

    Defined  Contribution  Plans  (including  401(k) Plans).  Spousal  consent to a  distribution  is generally not required.  Upon your death, your spouse will receive the entire death benefit,  even if you designated someone else as your  beneficiary,  unless your spouse  consents  in writing to waive this right.  Also,  if you are married and elect an annuity as a periodic  income option,  federal law requires that you receive a QJSA (as described  above), unless you and your spouse consent to waive this right.

    IRAs, non-ERISA 403(b) Annuities,  and 457 Plans. Spousal consent to a distribution is not required.  Upon your death, any death benefit will be paid to your designated beneficiary.

Additional Information

For  additional  information  about  federal tax law  requirements  applicable  to tax favored  plans,  see the IRA
Disclosure Statement.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements  and reports  required by applicable law or regulation to you at your last known address of record.  You should  therefore  give us prompt notice of any address  change.  We reserve the right,  to the extent permitted  by law  and  subject  to  your  prior  consent,  to  provide  any  prospectus,  prospectus  supplements, confirmations,  statements  and reports  required  by  applicable  law or  regulation  to you through our  Internet
Website at  http://www.americanskandia.prudential.com  or any other  electronic  means,  including  diskettes or CD
ROMs. We send a  confirmation  statement to you each time a transaction is made  affecting  Account Value,  such as making  additional  Purchase  Payments,  transfers,  exchanges or  withdrawals.  We also send quarterly  statements detailing the activity  affecting  your Annuity during the calendar  quarter.  We may confirm  regularly  scheduled transactions,  such as the Annual Maintenance Fee,  systematic  withdrawals  (including 72(t) payments and required minimum  distributions),  bank drafting,  dollar cost averaging,  and static rebalancing,  in quarterly  statements instead of confirming  them  immediately.  You should review the  information in these  statements  carefully.  You may request  additional  reports.  We reserve  the right to charge up to $50 for each such  additional  report.  We may also send an annual  report  and a  semi-annual  report  containing  applicable  financial  statements  for the
Separate  Account and the Portfolios,  as of December 31 and June 30,  respectively,  to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American Skandia Life Assurance  Corporation  ("American  Skandia") is a stock life insurance  company domiciled in
Connecticut  with  licenses in all 50 states,  the  District of Columbia  and Puerto  Rico.  American  Skandia is a
wholly-owned  subsidiary of American Skandia,  Inc. ("ASI"),  whose ultimate parent is Prudential  Financial,  Inc.
American  Skandia  markets  its  products to  broker-dealers  and  financial  planners  through an  internal  field marketing  staff. In addition,  American  Skandia markets  through and in conjunction  with financial  institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

American  Skandia is in the business of issuing annuity and life insurance  products.  American  Skandia  currently offers the  following  products:  (a)  flexible  premium  deferred  annuities  and single  premium  fixed  deferred annuities  that are  registered  with the SEC; (b) certain other fixed  deferred  annuities that are not registered with the SEC; and (c) both fixed and variable immediate adjustable annuities.

Effective May 1, 2003,  Skandia U.S.  Inc., the sole  shareholder of ASI, which is the parent of American  Skandia, was purchased by Prudential Financial,  Inc. Prudential  Financial,  Inc. is a New Jersey insurance holding company whose  subsidiary  companies  serve  individual and  institutional  customers  worldwide and include The Prudential
Insurance  Company of America,  one of the largest life  insurance  companies in the U.S. These  companies  offer a variety of products  and  services,  including  life  insurance,  property and casualty  insurance,  mutual  funds, annuities,  pension and retirement related services and  administration,  asset management,  securities  brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company other than American Skandia has any legal  responsibility  to pay amounts that it owes under its annuity and variable life insurance  contracts.  However,  Prudential  Financial exercises  significant  influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The separate  accounts are where American  Skandia sets aside and invests the assets of some of our  annuities.  In the  accumulation  period,  assets  supporting  Account  Values of the  Annuities  are held in a  separate  account established  under  the  laws of the  State of  Connecticut.  We are the  legal  owner of  assets  in the  separate accounts.  In the payout period,  assets  supporting fixed annuity payments and any adjustable  annuity payments we make  available  are held in our  general  account.  Assets  supporting  variable  annuity  payment  options may be invested in our separate  accounts.  Income,  gains and losses from assets allocated to these separate accounts are credited to or charged  against each such  separate  account  without  regard to other  income,  gains or losses of
American  Skandia or of any other of our  separate  accounts.  These  assets may only be charged  with  liabilities which  arise  from the  Annuities  issued  by  American  Skandia.  The  amount of our  obligation  in  relation  to allocations  to the  Sub-accounts  is  based on the  investment  performance  of such  Sub-accounts.  However,  the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in Sub-accounts of American Skandia Life Assurance  Corporation  Variable Account B, also referred to as "Separate  Account B".  Separate  Account B was established by us pursuant to Connecticut law on November 25,
1987.  Separate  Account B also holds assets of other  annuities  issued by us with values and  benefits  that vary according to the investment performance of Separate Account B.

Separate  Account B consists of multiple  Sub-accounts.  Each  Sub-account  invests only in a single mutual fund or mutual  fund  portfolio.  The  name  of each  Sub-account  generally  corresponds  to the  name  of the  underlying
Portfolio.  Each  Sub-account  in  Separate  Account  B may have  several  different  Unit  Prices to  reflect  the
Insurance  Charge  and the  charges  for any  optional  benefits  that are  offered  under this  Annuity  and other annuities  issued by us  through  Separate  Account  B.  Separate  Account B is  registered  with the SEC under the
Investment  Company  Act of  1940  ("Investment  Company  Act")  as a unit  investment  trust,  which  is a type of investment company.  The SEC does not supervise  investment  policies,  management or practices of Separate Account
B.

Prior to November 18,  2002,  Separate  Account B was  organized as a single  separate  account with six  different
Sub-account  classes,  each of which was  registered  as a distinct  unit  investment  trust  under the  Investment
Company Act.  Effective  November 18, 2002 each Sub-account  class of Separate Account B was consolidated  into the unit  investment  trust formerly named American  Skandia Life  Assurance  Corporation  Variable  Account B (Class 1
Sub-accounts),  which was  subsequently  renamed American  Skandia Life Assurance  Corporation  Variable Account B.
Each  Sub-account  of Separate  Account B has multiple  Unit Prices to reflect the daily  charge  deducted for each combination of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charge for each optional  benefit  offered  under  Annuity  contracts  funded  through  Separate  Account B. The  consolidation  of
Separate Account B had no impact on Annuity Owners.

We  reserve  the  right  to  make  changes  to  the  Sub-accounts  available  under  the  Annuity  as we  determine appropriate.  We may  offer  new  Sub-accounts,  eliminate  Sub-accounts,  or  combine  Sub-accounts  at  our  sole discretion.  We may also close  Sub-accounts  to  additional  Purchase  Payments on existing  Annuity  contracts or close  Sub-accounts  for Annuities  purchased on or after  specified  dates.  We may also  substitute an underlying mutual fund or  portfolio  of an  underlying  mutual fund for another  underlying  mutual fund or  portfolio  of an underlying  mutual fund,  subject to our receipt of any  exemptive  relief that we are required to obtain under the
Investment Company Act.  We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

Values and benefits  based on  allocations to the  Sub-accounts  will vary with the  investment  performance of the underlying  mutual funds or fund  portfolios,  as  applicable.  We do not guarantee the  investment  results of any
Sub-account.  Your Account  Value  allocated  to the  Sub-accounts  may  increase or decrease.  You bear the entire investment  risk.  There is no assurance  that the Account  Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D
During the accumulation  period,  assets supporting our obligations based on Fixed Allocations are held in American
Skandia  Life  Assurance  Corporation  Separate  Account  D,  also  referred  to  as  "Separate  Account  D".  Such obligations  are based on the fixed interest rates we credit to Fixed  Allocations  and the terms of the Annuities.
These  obligations  do not depend on the  investment  performance  of the assets in  Separate  Account D.  Separate
Account D was established by us pursuant to Connecticut law.

There are no units in  Separate  Account  D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An
Annuity  Owner who allocates a portion of their Account  Value to Separate  Account D does not  participate  in the investment  gain or loss on assets  maintained  in Separate  Account D. Such gain or loss accrues  solely to us. We retain  the risk that the  value of the  assets  in  Separate  Account  D may drop  below  the  reserves  and other liabilities  we must  maintain.  Should the value of the assets in  Separate  Account D drop below the  reserve and other  liabilities we must maintain in relation to the annuities  supported by such assets, we will transfer assets from our general  account to  Separate  Account D to make up the  difference.  We have the right to transfer to our general  account any assets of Separate  Account D in excess of such  reserves and other  liabilities.  We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently  employ  investment  managers to manage the assets  maintained in Separate  Account D. Each manager we employ is responsible  for investment  management of a different  portion of Separate  Account D. From time to time additional  investment  managers may be employed or investment  managers may cease being employed.  We are under no obligation to employ or continue to employ any investment  manager(s) and have sole  discretion over the investment managers we retain.

We are not  obligated  to invest  according  to  specific  guidelines  or  strategies  except as may be required by
Connecticut and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each  underlying  mutual fund is  registered as an open-end  management  investment  company  under the  Investment
Company Act.  Shares of the  underlying  mutual fund  portfolios  are sold to separate  accounts of life  insurance companies  offering  variable  annuity and variable life insurance  products.  The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the  underlying  mutual funds in which the  Sub-accounts  invest.  However, under SEC rules,  you have  voting  rights in relation  to Account  Value  maintained  in the  Sub-accounts.  If an underlying  mutual fund portfolio  requests a vote of  shareholders,  we will vote our shares based on instructions received  from Owners with Account  Value  allocated to that  Sub-account.  Owners have the right to vote an amount equal to the  number of shares  attributable  to their  contracts.  If we do not  receive  voting  instructions  in relation to certain  shares,  we will vote those shares in the same manner and  proportion  as the shares for which we have  received  instructions.  We will furnish  those Owners who have Account  Value  allocated to a Sub-account whose  underlying  mutual fund portfolio has requested a "proxy" vote with proxy  materials and the necessary forms to  provide us with their  voting  instructions.  Generally,  you will be asked to provide  instructions  for us to vote on matters  such as changes in a  fundamental  investment  strategy,  adoption  of a new  investment  advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia Trust (the "Trust") has obtained an exemption from the Securities  and Exchange  Commission  that permits its co-investment  advisers,  American Skandia Investment Services,  Incorporated  ("ASISI") and Prudential
Investments  LLC,  subject  to  approval  by the Board of  Trustees  of the  Trust,  to change  sub-advisors  for a
Portfolio and to enter into new sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.
This  exemption  (which is similar to  exemptions  granted to other  investment  companies  that are organized in a similar  manner  as the  Trust)  is  intended  to  facilitate  the  efficient  supervision  and  management  of the sub-advisors  by ASISI,  Prudential  Investments  LLC and the Trustees.  The Trust is required,  under the terms of the exemption,  to provide  certain  information to shareholders  following these types of changes.  We may add new
Sub-accounts  that invest in a series of  underlying  funds  other than the Trust that is managed by an  affiliate.
Such  series of funds may have a similar  order  from the SEC.  You also  should  review the  prospectuses  for the other  underlying funds in which various  Sub-accounts  invest as to whether they have obtained similar orders from the SEC.

Material Conflicts
It is possible  that  differences  may occur  between  companies  that offer  shares of an  underlying  mutual fund portfolio to their  respective  separate  accounts  issuing  variable  annuities  and/or  variable  life  insurance products.  Differences may also occur  surrounding the offering of an underlying  mutual fund portfolio to variable life  insurance  policies  and  variable  annuity  contracts  that we offer.  Under  certain  circumstances,  these differences  could be considered  "material  conflicts,"  in which case we would take  necessary  action to protect persons with voting  rights under our variable  annuity  contracts  and variable life  insurance  policies  against persons  with  voting  rights  under  other  insurance  companies'  variable  insurance  products.  If a  "material conflict" were to arise between owners of variable  annuity  contracts and variable life insurance  policies issued by us we would take  necessary  action to treat  such  persons  equitably  in  resolving  the  conflict.  "Material conflicts"  could arise due to  differences  in voting  instructions  between owners of variable life insurance and variable annuity contracts of the same or different companies.  We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia
American  Skandia or our affiliates  have entered into  agreements  with the  investment  adviser or distributor of many of the underlying Portfolios.  Under the terms of these agreements,  American Skandia provides  administrative and  support  services to the  Portfolios  for which it  receives a fee of up to 0.50%  (currently)  of the average assets  allocated to the Portfolios  under the Annuity from the investment  adviser,  distributor  and/or the fund.
Any fees payable will be  consistent  with the services  rendered or the expected cost savings  resulting  from the arrangement.  These  agreements may be different for each  underlying  mutual fund whose  portfolios are offered as
Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American Skandia  Marketing,  Incorporated  ("ASM"),  a wholly-owned  subsidiary of American Skandia,  Inc., is the distributor  and  principal  underwriter  of the  securities  offered  through  this  prospectus.  ASM  acts as the distributor  of a number of annuity and life insurance  products we offer and  co-distributor  of American  Skandia
Trust and American  Skandia Advisor Funds,  Inc., a family of retail mutual funds.  ASM also acts as an introducing broker-dealer  through which it receives a portion of brokerage  commissions in connection with purchases and sales of  securities  held by portfolios of American  Skandia  Trust which are offered as underlying  investment  options under the Annuity.

ASM's  principal  business  address is One  Corporate  Drive,  Shelton,  Connecticut  06484.  ASM is  registered as broker-dealer  under  the  Securities  Exchange  Act of 1934  ("Exchange  Act")  and is a  member  of the  National
Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous  basis.  ASM enters into  distribution  agreements with  broker-dealers  who are  registered  under  the  Exchange  Act and with  entities  that may  offer  the  Annuity  but are  exempt  from registration  ("firms").  Applications  for the  Annuity  are  solicited  by  registered  representatives  of those firms.  Such  representatives  will also be our appointed  insurance agents under state insurance law. In addition,
ASM may offer the Annuity directly to potential purchasers.

Commissions  are paid to  firms  on  sales  of the  Annuity  according  to one or more  schedules.  The  individual representative  will  receive  a  portion  of the  compensation,  depending  on the  practice  of his or her  firm.
Commissions  are generally  based on a percentage of Purchase  Payments made, up to a maximum of 4.0%.  Alternative compensation  schedules are available  that provide a lower initial  commission  plus ongoing  annual  compensation based on all or a  portion  of  Account  Value.  We may also  provide  compensation  to the  distributing  firm for providing  ongoing service to you in relation to the Annuity.  Commissions and other  compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In  addition,  in an effort to promote  the sale of our  products  (which may  include  the  placement  of American
Skandia  and/or the Annuity on a  preferred  or  recommended  company or product  list and/or  access to the firm's registered  representatives),  we or ASM may enter into compensation  arrangements with certain broker-dealer firms or  branches  of such firms with  respect to certain or all  registered  representatives  of such firms under which such firms may  receive  separate  compensation  or  reimbursement  for,  among  other  things,  training  of sales personnel  and/or marketing and/or  administrative  and/or other services they provide to us or our affiliates.  To the  extent  permitted  by NASD  rules  and  other  applicable  laws and  regulations,  ASM may pay or allow  other promotional  incentives or payments in the form of cash or non-cash  compensation.  These  arrangements  may not be offered to all firms and the terms of such  arrangements  may differ between firms.  You should note that firms and individual  registered  representatives  and  branch  managers  within  some  firms  participating  in one of these compensation  arrangements might receive greater  compensation for selling the Annuity than for selling a different annuity  that is not eligible for these  compensation  arrangements.  While  compensation  is generally  taken into account as an expense in considering the charges  applicable to an annuity product,  any such  compensation will be paid  by us or ASM  and  will  not  result  in any  additional  charge  to you.  Overall  compensation  paid to the distributing  firm does not exceed,  based on actuarial  assumptions,  8.5% of the total  Purchase  Payments  made.
Your registered  representative  can provide you with more  information  about the compensation  arrangements  that apply upon the sale of the Annuity.

Advertising:  We may advertise  certain  information  regarding the  performance  of the investment  options.  This information may help you review the  performance of the investment  options and provide a basis for comparison with other  annuities.  This  information  may be less useful when comparing the  performance of the investment  options with other  savings or  investment  vehicles.  Such other  investments  may not  provide  some of the  benefits  of annuities,  or may not be designed for  long-term  investment  purposes.  Additionally  other savings or investment vehicles may not receive the beneficial tax treatment given to annuities under the Code.

We may advertise the  performance  of the  Portfolios in the form of "Standard"  and  "Non-standard"  Total Returns calculated for each  Sub-account.  "Standard  Total Return"  figures assume a  hypothetical  initial  investment of
$1,000  allocated to a Sub-account  during the most recent,  one, five and ten year periods (or since the inception date that the Portfolio has been offered as a Sub-account,  if less).  "Standard  Total Return" figures assume that the applicable  Insurance  Charge and the Annual  Maintenance  Fee are deducted and that the Annuity is surrendered at the end of the  applicable  period,  meaning  that any  Contingent  Deferred  Sales Charge that would apply upon surrender is also deducted.  "Non-standard  Total Return" figures include any performance  figures that do not meet the SEC's rules for  Standard  Total  Returns.  Non-standard  Total  Returns are  calculated  in the same manner as standardized  returns  except  that the  figures may not reflect  all fees and  charges.  In  particular,  they may assume no  surrender  at the end of the  applicable  period so that the CDSC does not  apply.  "Non-standard  Total
Returns"  may also assume that the Annual  Maintenance  Fee does not apply due to the average  Account  Value being greater than $100,000,  where the charge is waived.  Standard and  Non-standard  Total Returns will not reflect the additional  asset-based  charges  that are deducted  when you elect any  optional  benefits.  The  additional  cost associated with any optional  benefits you elected will reduce your  performance.  Non-Standard  Total Returns must be accompanied by Standard Total Returns.

Some of the  underlying  Portfolios  existed prior to the inception of these  Sub-accounts.  Performance  quoted in advertising  regarding such  Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial  offering of the Annuities,  or periods during which the underlying  Portfolios  have been in existence,  but the  Sub-accounts  have not. Such  hypothetical  historical  performance is calculated using the same assumptions  employed in calculating  actual  performance  since inception of the  Sub-accounts.  Hypothetical historical  performance  of the  underlying  Portfolios  prior to the  existence  of the  Sub-accounts  may only be presented as Non-Standard Total Returns.

We may advertise the performance of money  market-type  Sub-accounts  using a measure of the "current and effective yield".  The current  yield of a money  market-type  Sub-account  is calculated  based upon the previous  seven-day period ending on the date of  calculation.  The effective  yield of a money  market-type  Sub-account  reflects the reinvestment  of net income  earned daily on the assets of such a  Sub-account.  The current and  effective  yields reflect  the  Insurance  Charge and the charge for any  optional  benefits  (if  applicable)  deducted  against the
Sub-account.  In a low interest rate  environment,  yields for money market-type  Sub-accounts,  after deduction of the Insurance  Charge,  and the charge for any optional  benefits (if  applicable)  may be negative even though the yield (before  deducting for such charges) is positive.  Current and effective  yield  information  will fluctuate.
This information may not provide a basis for comparisons with deposits in banks or other  institutions  which pay a fixed yield over a stated  period of time, or with  investment  companies  which do not serve as underlying  mutual funds  for  variable  annuities  and/or do not have  additional  asset-based  charges  deducted  for the  insurance protection provided by the Annuity.

Performance  information  on the  Sub-accounts  is  based on past  performance  only  and is not an  indication  or representation  of future  performance.  Performance of the  Sub-accounts  is not fixed.  Actual  performance  will depend on the type,  quality and, for some of the  Sub-accounts,  the  maturities  of the  investments  held by the underlying  mutual funds or portfolios  and upon  prevailing  market  conditions and the response of the underlying mutual  funds  to such  conditions.  Actual  performance  will  also  depend  on  changes  in the  expenses  of the underlying  mutual funds or portfolios.  Such changes are reflected,  in turn, in the Sub-accounts  which invest in such underlying  mutual fund or portfolio.  In addition,  the total amount of asset-based  charges assessed against each Sub-account will affect performance.

The information we may advertise  regarding the Fixed  Allocations  may include the then current  interest rates we are  crediting to new Fixed  Allocations.  Information  on current  rates will be as of the date  specified in such advertisement.  Rates will be included in  advertisements  to the extent  permitted  by law.  Given that the actual rates  applicable  to any Fixed  Allocation  are as of the date of any such  Fixed  Allocation's  Guarantee  Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute may also compare the  performance  of our  Sub-accounts  with: (a) certain  unmanaged market  indices,  including  but not limited to the Dow Jones  Industrial  Average,  the Standard & Poor's 500, the
NASDAQ 100, the Shearson Lehman Bond Index, the Frank Russell  non-U.S.  Universal Mean, the Morgan Stanley Capital
International Index of Europe,  Asia and Far East Funds, and the Morgan Stanley Capital  International World Index;
and/or (b) other  management  investment  companies  with  investment  objectives  similar  to the  mutual  fund or portfolio  underlying  the  Sub-accounts  being  compared.  This may include the  performance  ranking  assigned by various  publications,  including but not limited to the Wall Street Journal,  Forbes,  Fortune,  Money,  Barron's,
Business Week, USA Today and statistical  services,  including but not limited to Lipper Analytical Services Mutual
Funds  Survey,  Lipper  Annuity  and Closed End Survey,  the  Variable  Annuity  Research  Data  Survey,  SEI,  the
Morningstar Mutual Fund Sourcebook and the Morningstar Variable Annuity/Life Sourcebook.

American  Skandia Life Assurance  Corporation  may advertise its rankings  and/or ratings by independent  financial ratings  services.  Such rankings may help you in  evaluating  our ability to meet our  obligations  in relation to
Fixed  Allocations,  pay minimum death benefits,  pay annuity payments or administer  Annuities.  Such rankings and ratings do not reflect or relate to the performance of Separate Account B.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
American  Skandia  publishes  annual and  quarterly  reports  that are filed with the SEC.  These  reports  contain financial  information  about  American  Skandia  that is annually  audited by  independent  accountants.  American
Skandia's  annual report for the year ended  December 31, 2003,  together  with  subsequent  periodic  reports that
American  Skandia files with the SEC, are  incorporated by reference into this  prospectus.  You can obtain copies, at no  cost,  of any and all of  this  information,  including  the  American  Skandia  annual  report  that is not ordinarily mailed to contract owners,  the more current reports and any subsequently  filed documents at no cost by contacting us at American  Skandia - Variable  Annuities;  P.O. Box 7040;  Bridgeport,  CT  06601-7040  (Telephone:
203-926-1888).  The SEC file number for  American  Skandia is  33-44202.  You may read and copy any filings made by
American  Skandia  with  the  SEC at the  SEC's  Public  Reference  Room  at 450  Fifth  Street,  Washington,  D.C.
20549-0102.  You can obtain  information on the operation of the Public  Reference Room by calling (202)  942-8090.
The SEC maintains an Internet site that contains reports, proxy and information  statements,  and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.
                                                           ------------------

FINANCIAL STATEMENTS
The financial  statements of the separate account and American  Skandia Life Assurance  Corporation are included in the Statement of Additional Information.

HOW TO CONTACT US
You can contact us by:
|X|      calling our Customer Service Team at 1-800-680-8920 or Skandia's  automated  telephone  response system at
       1-800-766-4530.

|X|      writing to us via regular mail at American Skandia - Variable  Annuities,  Attention:  Stagecoach Annuity,
       P.O.  Box 7040,  Bridgeport,  Connecticut  06601-7040  OR for  express  mail  American  Skandia  -  Variable
       Annuities,  Attention:  Stagecoach Annuity, One Corporate Drive,  Shelton,  Connecticut 06484. NOTE: Failure
       to send mail to the proper address may result in a delay in our receiving and processing your request.
|X|      sending    an   email   to    service@prudential.com    or    visiting    our    Internet    Website    at
       www.americanskandia.prudential.com.
|X|      accessing     information     about    your     Annuity     through     our     Internet     Website    at
       www.americanskandia.prudential.com.

You   can    obtain    account    information    by    calling    our    automated    response    system   and   at
www.americanskandia.prudential.com,   our  Internet  Website.   Our  Customer  Service   representatives  are  also
available  during  business  hours to provide you with  information  about your  account.  You can request  certain transactions  through our telephone  voice  response  system,  our Internet  Website or through a customer  service representative.  You can provide authorization for a third party,  including your attorney-in-fact  acting pursuant to a power of attorney,  to access your account information and perform certain  transactions on your account.  You will need to complete a form  provided by us which  identifies  those  transactions  that you wish to authorize via telephonic  and  electronic  means  and  whether  you  wish  to  authorize  a  third  party  to  perform  any  such transactions.  Please note that unless you tell us otherwise,  we deem that all  transactions  that are directed by your  investment  professional  with respect to your Annuity  have been  authorized  by you. We require that you or your  representative  provide proper  identification  before performing  transactions over the telephone or through our Internet  Website.  This may include a Personal  Identification  Number (PIN) that will be provided to you upon issue of your  Annuity or you may  establish  or change your PIN by calling our  automated  response  system and at
www.americanskandia.prudential.com,   our  Internet  Website.  Any  third  party  that  you  authorize  to  perform financial transactions on your account will be assigned a PIN for your account.

Transactions  requested  via telephone are  recorded.  To the extent  permitted by law, we will not be  responsible for any claims,  loss,  liability  or expense in  connection  with a  transaction  requested  by telephone or other electronic means if we acted on such transaction  instructions  after following  reasonable  procedures to identify those persons  authorized to perform  transactions on your Annuity using  verification  methods which may include a request for your Social  Security  number,  PIN or other form of  electronic  identification.  We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular  and/or express mail will be the only means by which we will accept transaction instructions when telephonic,  facsimile,  Internet or any other  electronic means are unavailable or delayed.  American Skandia reserves the right to limit,  restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as indemnification  for liabilities  arising under the Securities Act of 1933 (the "Securities Act") may be
permitted to directors,  officers or persons controlling the registrant pursuant to the foregoing  provisions,  the registrant  has been  informed  that in the opinion of the SEC such  indemnification  is against  public  policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this Prospectus,  American  Skandia and its affiliates are not involved in any legal  proceedings outside of the  ordinary  course of  business.  American  Skandia and its  affiliates  are  involved in pending and threatened legal proceedings in the normal course of its business,  however,  we do not anticipate that the outcome of any such legal  proceedings will have a material adverse affect on the Separate Account,  or American  Skandia's ability to meet its obligations under the Annuity, or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

                       APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate  Account B consists of multiple  Sub-accounts.  Each  Sub-account  invests only in a single mutual fund or mutual fund portfolio.  All or some of these  Sub-accounts  are available as investment  options for other variable annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units:  The  following  table  shows:  (a) the Unit Price,  as of the dates  shown,  for
Units in each of the Sub-accounts of Separate  Account B that are being offered  pursuant to this  Prospectus;  and
(b) the number of Units  outstanding for each such  Sub-account as of the dates shown.  Since November 18, 2002, we have been  determining,  on a daily basis,  multiple  Unit Prices for each  Sub-account  of Separate  Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same  Sub-accounts,  and these annuities  deduct  varying  charges  that  correspond  to each  combination  of the  applicable  Insurance  Charge,
Distribution  Charge (when  applicable)  and the charges for each optional  benefit.  Where an  asset-based  charge corresponding  to a  particular  Sub-account  within  a new  annuity  product  is  identical  to that  in the  same
Sub-account  within an  existing  annuity,  the Unit Price for the new  annuity  will be  identical  to that of the existing  annuity.  In such cases, we will for reference  purposes depict, in the condensed  financial  information for the new  annuity,  Unit Prices of the existing  annuity.  The year in which  operations  commenced in each such
Sub-account  is noted in  parentheses.  To the  extent  a  Sub-account  commenced  operations  during a  particular calendar  year,  the Unit  Price as of the end of the  period  reflects  only the  partial  year  results  from the commencement  of operations  until December 31st of the  applicable  year.  When a Unit Price was first  calculated for a  particular  Sub-account,  we set the price of that Unit at $10.00 per Unit.  Thereafter,  Unit  Prices  vary based on market  performance.  Unit Prices and Units are provided for Sub-accounts that commenced  operations prior to January 1, 2004.

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - International
Equity (2000)
     With No Optional Benefits
     Unit Price                                          $12.71              -
     Number of Units                                     30,093              -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                                              -
     Number of Units                                                         -
     With GMWB
     Unit Value                                                              -
     Number of Units                                                         -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                                              -
     Number of Units                                                         -
     With any one of EBP or HAV and GMWB
     Unit Value                                                              -
     Number of Units                                                         -
     With HAV, EBP and GRO Plus
     Unit Price                                                              -
     Number of Units                                                         -
     With HAV, EBP and GMWB
     Unit Price                                                              -
     Number of Units                                                         -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Small Cap Growth
(1999)
     With No Optional Benefits
     Unit Price                                          $13.63           9.74
     Number of Units                                     27,988          2,121
     With any one of GRO Plus, EBP or HAV
     Unit Price                                                              -
     Number of Units                                                         -
     With GMWB
     Unit Value                                                              -
     Number of Units                                                         -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                                              -
     Number of Units                                                         -
     With any one of EBP or HAV and GMWB
     Unit Value                                                              -
     Number of Units                                                         -
     With HAV, EBP and GRO Plus
     Unit Price                                                              -
     Number of Units                                                         -
     With HAV, EBP and GMWB
     Unit Price                                                              -
     Number of Units                                                         -
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Growth (1994)
     With No Optional Benefits
     Unit Price                                          $11.65           9.59
     Number of Units                                      8,938          1,090
     With any one of GRO Plus, EBP or HAV
     Unit Price                                                              -
     Number of Units                                                         -
     With GMWB
     Unit Value                                                              -
     Number of Units                                                         -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                                              -
     Number of Units                                                         -
     With any one of EBP or HAV and GMWB
     Unit Value                                                              -
     Number of Units                                                         -
     With HAV, EBP and GRO Plus
     Unit Price                                                              -
     Number of Units                                                         -
     With HAV, EBP and GMWB
     Unit Value                                                              -
     Number of Units                                                         -
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Large Company
Growth (1999)
     With No Optional Benefits
     Unit Price                                          $11.63           9.36
     Number of Units                                     94,737          8,608
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.59              -
     Number of Units                                      1,333              -
     With GMWB
     Unit Value                                                              -
     Number of Units                                                         -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                                              -
     Number of Units                                                         -
     With any one of EBP or HAV and GMWB
     Unit Value                                                              -
     Number of Units                                                         -
     With HAV, EBP and GRO Plus
     Unit Price                                                              -
     Number of Units                                                         -
     With HAV, EBP and GMWB
     Unit Value                                                              -
     Number of Units                                                         -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Equity Value (1998)
     With No Optional Benefits
     Unit Price                                          $12.32           9.97
     Number of Units                                     30,911            900
     With any one of GRO Plus, EBP or HAV
     Unit Price                                                              -
     Number of Units                                                         -
     With GMWB
     Unit Value                                                              -
     Number of Units                                                         -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                                              -
     Number of Units                                                         -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.77              -
     Number of Units                                      2,290              -
     With HAV, EBP and GRO Plus
     Unit Price                                                              -
     Number of Units                                                         -
     With HAV, EBP and GMWB
     Unit Price                                                              -
     Number of Units                                                         -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Equity Income (1999)
     With No Optional Benefits
     Unit Price                                          $10.23           8.25
     Number of Units                                    314,757        196,720
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.26           9.90
     Number of Units                                    251,071         10,707
     With GMWB
     Unit Value                                          $12.25              -
     Number of Units                                      5,900              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.23           9.90
     Number of Units                                     15,983             91
     With any one of EBP or HAV and GMWB
     Unit Value                                          $15.29              -
     Number of Units                                     15,958              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Asset Allocation
(1994)
     With No Optional Benefits
     Unit Price                                          $11.79           9.82
     Number of Units                                     62,075          2,641
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.75              -
     Number of Units                                        701              -
     With GMWB
     Unit Value                                                              -
     Number of Units                                                         -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                                              -
     Number of Units                                                         -
     With any one of EBP or HAV and GMWB
     Unit Value                                                              -
     Number of Units                                                         -
     With HAV, EBP and GRO Plus
     Unit Price                                                              -
     Number of Units                                                         -
     With HAV, EBP and GMWB
     Unit Price                                                              -
     Number of Units                                                         -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Total Return Bond 1
(1999)
     With No Optional Benefits
     Unit Price                                          $10.89          10.21
     Number of Units                                     29,473             74
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.86              -
     Number of Units                                         89              -
     With GMWB
     Unit Value                                                              -
     Number of Units                                                         -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                                              -
     Number of Units                                                         -
     With any one of EBP or HAV and GMWB
     Unit Value                                                              -
     Number of Units                                                         -
     With HAV, EBP and GRO Plus
     Unit Price                                                              -
     Number of Units                                                         -
     With HAV, EBP and GMWB
     Unit Price                                                              -
     Number of Units                                                         -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Strong International Equity 2 (1989)
     With No Optional Benefits
     Unit Price                                          $11.00           8.56
     Number of Units                                  2,415,394      2,569,506
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.75           9.95
     Number of Units                                    936,678         90,759
     With GMWB
     Unit Value                                          $12.74              -
     Number of Units                                     17,098              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.72           9.95
     Number of Units                                    141,470          6,047
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.87              -
     Number of Units                                    400,112              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.68              -
     Number of Units                                     13,590              -
     With HAV, EBP and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST William Blair International Growth 3(1997)
     With No Optional Benefits
     Unit Price                                          $13.39           9.72
     Number of Units                                  5,547,558        835,523
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35           9.72
     Number of Units                                  6,498,151         78,368
     With GMWB
     Unit Value                                          $13.34              -
     Number of Units                                    103,740              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.32           9.71
     Number of Units                                  1,009,679          5,178
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.86              -
     Number of Units                                     29,434              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.28              -
     Number of Units                                     32,626              -
     With HAV, EBP and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST American Century International Growth 4
(1997)
     With No Optional Benefits
     Unit Price                                          $10.48           8.52
     Number of Units                                  2,537,977      2,252,674
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.88           9.69
     Number of Units                                    912,335        116,123
     With GMWB
     Unit Value                                          $11.87              -
     Number of Units                                        810              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.85           9.69
     Number of Units                                    108,175          1,896
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.68              -
     Number of Units                                    312,768              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.82              -
     Number of Units                                      1,100              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST DeAM International Equity 5 (1994)
     With No Optional Benefits
     Unit Price                                          $10.79           8.19
     Number of Units                                  1,201,268        269,995
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.86           9.79
     Number of Units                                    368,945         22,770
     With GMWB
     Unit Value                                          $12.85              -
     Number of Units                                      5,504              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.82              -
     Number of Units                                     24,374              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.65              -
     Number of Units                                     72,406              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.79              -
     Number of Units                                      1,767              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Global Equity (1999)
     With No Optional Benefits
     Unit Price                                          $11.30           9.04
     Number of Units                                  1,393,001        969,509
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.31           9.87
     Number of Units                                    916,888         32,306
     With GMWB
     Unit Value                                          $12.29              -
     Number of Units                                      4,306              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.27              -
     Number of Units                                     62,490              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.06              -
     Number of Units                                    308,725              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.24              -
     Number of Units                                      6,069              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST PBHG Small-Cap Growth 6 (1994)
     With No Optional Benefits
     Unit Price                                           $9.89           6.92
     Number of Units                                  3,292,593      1,970,250
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.50           9.48
     Number of Units                                  1,059,046         47,261
     With GMWB
     Unit Value                                          $13.49              -
     Number of Units                                      9,676              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.46           9.47
     Number of Units                                    138,936          6,595
     With any one of EBP or HAV and GMWB
     Unit Value                                          $16.82              -
     Number of Units                                     64,850              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.43              -
     Number of Units                                      4,691              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST DeAM Small-Cap Growth 7 (1999)
     With No Optional Benefits
     Unit Price                                          $11.13           7.67
     Number of Units                                  1,682,193        639,695
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.06           9.71
     Number of Units                                    480,221         12,122
     With GMWB
     Unit Value                                          $14.05              -
     Number of Units                                      1,850              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.02           9.71
     Number of Units                                     89,708          1,728
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.61              -
     Number of Units                                    131,605              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.98              -
     Number of Units                                      3,753              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Federated Aggressive Growth (2000)
     With No Optional Benefits
     Unit Price                                          $12.74           7.64
     Number of Units                                  3,085,373      1,255,415
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.40           9.86
     Number of Units                                  2,615,505         63,097
     With GMWB
     Unit Value                                          $16.38              -
     Number of Units                                     37,078              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $16.35           9.86
     Number of Units                                    362,906          4,107
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.06              -
     Number of Units                                     79,226              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.30              -
     Number of Units                                     20,181              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Gabelli Small-Cap Value 8 (1997)
     With No Optional Benefits
     Unit Price                                          $12.42           9.30
     Number of Units                                 10,183,346      6,141,523
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.43          10.08
     Number of Units                                  5,824,200        209,790
     With GMWB
     Unit Value                                          $13.41              -
     Number of Units                                    100,155              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.39          10.08
     Number of Units                                    767,455         17,411
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.95              -
     Number of Units                                    275,971              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.35              -
     Number of Units                                     34,978              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.81           7.66
     Number of Units                                  1,134,865        423,387
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.19          10.08
     Number of Units                                    434,509         11,686
     With GMWB
     Unit Value                                          $14.17              -
     Number of Units                                     10,756              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.15          10.08
     Number of Units                                     70,597          5,211
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.70              -
     Number of Units                                     22,847              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $14.11              -
     Number of Units                                        879              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Goldman Sachs Mid-Cap Growth 9 (2000)
     With No Optional Benefits
     Unit Price                                          $10.31           7.97
     Number of Units                                  3,027,057      1,273,118
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.75           9.87
     Number of Units                                  2,379,820         66,279
     With GMWB
     Unit Value                                          $12.73              -
     Number of Units                                     37,400              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.71           9.87
     Number of Units                                    365,115          2,488
     With any one of EBP or HAV and GMWB
     Unit Value                                           $3.73              -
     Number of Units                                    175,708              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.68              -
     Number of Units                                     12,201              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Neuberger Berman Mid-Cap Growth 10 (1994)
     With No Optional Benefits
     Unit Price                                           $9.51           7.41
     Number of Units                                  3,415,318      2,175,250
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.18           9.51
     Number of Units                                  1,089,649         44,760
     With GMWB
     Unit Value                                          $12.17              -
     Number of Units                                     16,702              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.15           9.51
     Number of Units                                     96,879          1,311
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.01              -
     Number of Units                                    294,816              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.11              -
     Number of Units                                      5,407              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Neuberger Berman Mid-Cap Value 11 (1993)
     With No Optional Benefits
     Unit Price                                          $12.01           8.96
     Number of Units                                  8,530,129      5,118,558
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.34           9.98
     Number of Units                                  4,786,623        163,415
     With GMWB
     Unit Value                                          $13.33              -
     Number of Units                                     87,253              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.31           9.97
     Number of Units                                    610,598         10,745
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.32              -
     Number of Units                                    370,965              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.27              -
     Number of Units                                     21,843              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alger All-Cap Growth (2000)
     With No Optional Benefits
     Unit Price                                           $9.07           6.80
     Number of Units                                  2,002,166        658,419
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.45           9.36
     Number of Units                                    636,548          6,409
     With GMWB
     Unit Value                                          $12.43              -
     Number of Units                                     10,356              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.41           9.36
     Number of Units                                    106,376          3,466
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.84              -
     Number of Units                                     87,326              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.38              -
     Number of Units                                      4,810              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Gabelli All-Cap Value (2000)
     With No Optional Benefits
     Unit Price                                          $10.91           8.17
     Number of Units                                  2,513,413      1,200,225
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.38          10.04
     Number of Units                                    727,500         28,449
     With GMWB
     Unit Value                                          $13.37              -
     Number of Units                                     12,627              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.35          10.04
     Number of Units                                    127,279             88
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.89              -
     Number of Units                                    166,080              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.31              -
     Number of Units                                      1,455              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Natural Resources (1995)
     With No Optional Benefits
     Unit Price                                          $12.59           9.59
     Number of Units                                  2,011,627        724,670
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.67          10.44
     Number of Units                                    433,891          7,378
     With GMWB
     Unit Value                                          $13.66              -
     Number of Units                                     24,634              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.63          10.44
     Number of Units                                     77,245          5,472
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.23              -
     Number of Units                                      6,747              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.60              -
     Number of Units                                      1,035              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance Growth 12 (1996)
     With No Optional Benefits
     Unit Price                                           $9.08           7.46
     Number of Units                                  2,098,873      1,869,353
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.34           9.34
     Number of Units                                    717,430         31,105
     With GMWB
     Unit Value                                          $11.32              -
     Number of Units                                      2,206              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.30           9.34
     Number of Units                                    114,477          3,975
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.72              -
     Number of Units                                    267,109              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.27              -
     Number of Units                                      8,067              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Growth (1999)
     With No Optional Benefits
     Unit Price                                           $9.16           7.58
     Number of Units                                  4,784,269      2,930,432
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.41           9.47
     Number of Units                                  2,222,614        134,574
     With GMWB
     Unit Value                                          $11.40              -
     Number of Units                                     18,900              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.38           9.46
     Number of Units                                    207,063          2,437
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.21              -
     Number of Units                                    262,995              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.35              -
     Number of Units                                     10,550              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Marsico Capital Growth (1997)
     With No Optional Benefits
     Unit Price                                          $10.78           8.32
     Number of Units                                 20,138,164     10,144,317
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.30           9.51
     Number of Units                                 14,975,841        457,013
     With GMWB
     Unit Value                                          $12.28              -
     Number of Units                                    215,988              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.26           9.51
     Number of Units                                  2,031,583         30,465
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.16              -
     Number of Units                                    925,591              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.23              -
     Number of Units                                     70,776              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Goldman Sachs Concentrated Growth 13 (1992)
     With No Optional Benefits
     Unit Price                                           $9.45           7.67
     Number of Units                                  2,053,023      1,349,939
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.63           9.46
     Number of Units                                    715,845         41,632
     With GMWB
     Unit Value                                          $11.61              -
     Number of Units                                     17,452              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.59              -
     Number of Units                                     49,620              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $4.40              -
     Number of Units                                    395,905              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.56              -
     Number of Units                                        242              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAm Large-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                           $9.95           7.65
     Number of Units                                    716,993        207,816
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.51           9.64
     Number of Units                                    516,012          9,837
     With GMWB
     Unit Value                                          $12.49              -
     Number of Units                                      3,246              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.47           9.64
     Number of Units                                    112,368          3,697
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.85              -
     Number of Units                                     56,053              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.44              -
     Number of Units                                      5,662              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAm Large-Cap Value 14 (2000)
     With No Optional Benefits
     Unit Price                                          $10.78           8.66
     Number of Units                                  1,072,256        664,649
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.39           9.98
     Number of Units                                    583,969         18,250
     With GMWB
     Unit Value                                          $12.38              -
     Number of Units                                      9,674              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.36           9.97
     Number of Units                                     58,333          4,906
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.28              -
     Number of Units                                    137,247              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.32              -
     Number of Units                                      4,412              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance/Bernstein Growth + Value (2001)
     With No Optional Benefits
     Unit Price                                           $9.91           7.99
     Number of Units                                  1,387,072        965,912
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.11           9.79
     Number of Units                                    667,395         11,345
     With GMWB
     Unit Value                                          $12.09              -
     Number of Units                                      5,118              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.07           9.79
     Number of Units                                    115,455            704
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.65              -
     Number of Units                                    154,955              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.04              -
     Number of Units                                      1,041              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Sanford Bernstein Core Value (2001)
     With No Optional Benefits
     Unit Price                                          $11.06           8.76
     Number of Units                                  3,621,862      6,005,922
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.69          10.08
     Number of Units                                  2,277,726        386,259
     With GMWB
     Unit Value                                          $12.67              -
     Number of Units                                     11,518              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.65          10.08
     Number of Units                                    328,567         30,510
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.62              -
     Number of Units                                    216,416              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.62              -
     Number of Units                                     10,893              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Cohen & Steers Realty (1998)
     With No Optional Benefits
     Unit Price                                          $13.63          10.08
     Number of Units                                  3,097,315      1,563,489
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.92          10.33
     Number of Units                                  1,376,696         41,098
     With GMWB
     Unit Value                                          $13.91              -
     Number of Units                                     13,615              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.88          10.32
     Number of Units                                    270,852          6,429
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.47              -
     Number of Units                                      8,884              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.84
     Number of Units                                      8,189
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Sanford Bernstein Managed Index 500 15 (1998)
     With No Optional Benefits
     Unit Price                                          $10.23           8.17
     Number of Units                                  5,442,511      3,662,406

     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.25           9.81
     Number of Units                                  2,209,334         79,915
     With GMWB
     Unit Value                                          $12.24              -
     Number of Units                                     16,957              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.22           9.81
     Number of Units                                    203,573            383
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.98              -
     Number of Units                                    293,662              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.18              -
     Number of Units                                      4,899              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST American Century Income & Growth 16 (1997)
     With No Optional Benefits
     Unit Price                                          $10.45           8.25
     Number of Units                                  2,115,438      1,751,136
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.50           9.89
     Number of Units                                    846,118         36,829
     With GMWB
     Unit Value                                          $12.48              -
     Number of Units                                      2,386              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.46           9.89
     Number of Units                                    124,008          8,874
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.22              -
     Number of Units                                    195,232              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.43              -
     Number of Units                                      4,612              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance Growth and Income 17 (1992)
     With No Optional Benefits
     Unit Price                                          $10.50           8.06
     Number of Units                                 21,264,670      6,667,373
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.77           9.83
     Number of Units                                 13,386,166        165,588
     With GMWB
     Unit Value                                          $12.76              -
     Number of Units                                    187,011              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.74           9.83
     Number of Units                                  2,029,598          6,100
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.88              -
     Number of Units                                    976,756              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.70              -
     Number of Units                                     69,435              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Growth with Income (1999)
     With No Optional Benefits
     Unit Price                                           $9.69           8.09
     Number of Units                                  1,421,128      1,053,007
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.60           9.71
     Number of Units                                    556,083         17,242
     With GMWB
     Unit Value                                          $11.58              -
     Number of Units                                     11,154              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.56           9.71
     Number of Units                                     88,557            538
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.55              -
     Number of Units                                    105,608              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.53              -
     Number of Units                                        552              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST INVESCO Capital Income 18 (1994)
     With No Optional Benefits
     Unit Price                                           $9.83           8.34
     Number of Units                                  2,647,064      2,110,071
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.65           9.90
     Number of Units                                    651,074         30,714
     With GMWB
     Unit Value                                          $11.63              -
     Number of Units                                     21,961              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.61           9.90
     Number of Units                                     90,092          5,934
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.66              -
     Number of Units                                    347,275              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.58              -
     Number of Units                                        332              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Global Allocation 19 (1993)
     With No Optional Benefits
     Unit Price                                          $10.24           8.71
     Number of Units                                    898,161        847,517
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.65           9.94
     Number of Units                                    155,865          3,088
     With GMWB
     Unit Value                                          $11.64              -
     Number of Units                                        483              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.62           9.93
     Number of Units                                     34,914             94
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.40              -
     Number of Units                                    303,295              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.58              -
     Number of Units                                      1,169              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST American Century Strategic Balanced (1997)
     With No Optional Benefits
     Unit Price                                          $10.69          $9.14
     Number of Units                                  2,045,205      1,126,058
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.62          $9.97
     Number of Units                                    930,516         15,835
     With GMWB
     Unit Value                                          $11.61              -
     Number of Units                                     18,977              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.59          $9.97
     Number of Units                                     58,741          2,760
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.46              -
     Number of Units                                    196,909              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.56              -
     Number of Units                                     11,783              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Asset Allocation (1994)
     With No Optional Benefits
     Unit Price                                          $11.09           9.09
     Number of Units                                  2,243,566        921,329
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.12           9.96
     Number of Units                                    955,716         21,928
     With GMWB
     Unit Value                                          $12.11              -
     Number of Units                                     27,414              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.09           9.96
     Number of Units                                    160,339            150
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.48              -
     Number of Units                                      2,741              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.05              -
     Number of Units                                     31,706              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Global Bond 20 (1994)
     With No Optional Benefits
     Unit Price                                          $12.59          11.34
     Number of Units                                  2,962,471      1,739,313
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.42          10.31
     Number of Units                                  1,827,606         36,822
     With GMWB
     Unit Value                                          $11.40              -
     Number of Units                                     24,361              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.38          10.31
     Number of Units                                    279,110          3,700
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.23              -
     Number of Units                                    148,319              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.35              -
     Number of Units                                     12,591              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Federated High Yield (1994)
     With No Optional Benefits
     Unit Price                                          $11.61           9.71
     Number of Units                                 12,201,163      5,592,940
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.24          10.26
     Number of Units                                  3,684,174         74,022
     With GMWB
     Unit Value                                          $12.23              -
     Number of Units                                     27,535              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.21          10.26
     Number of Units                                    379,114          6,524
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.60              -
     Number of Units                                    346,126              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.17              -
     Number of Units                                     28,237              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Lord Abbett Bond-Debenture (2000)
     With No Optional Benefits
     Unit Price                                          $11.61           9.94
     Number of Units                                  7,751,236      4,146,530
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.92          10.23
     Number of Units                                  4,628,945        162,571
     With GMWB
     Unit Value                                          $11.90              -
     Number of Units                                     42,593              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.88          10.23
     Number of Units                                    624,019          7,474
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.60              -
     Number of Units                                    423,485              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.85              -
     Number of Units                                     28,346              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Bond (2002)
     With No Optional Benefits
     Unit Price                                          $10.87          10.65
     Number of Units                                    535,054        561,446
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.34          10.16
     Number of Units                                    209,384         12,055
     With GMWB
     Unit Value                                          $10.33              -
     Number of Units                                      6,981              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.31          10.15
     Number of Units                                     26,513            595
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.76              -
     Number of Units                                     58,096              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.28              -
     Number of Units                                      2,367              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST PIMCO Total Return Bond (1994)
     With No Optional Benefits
     Unit Price                                          $10.95          10.57
     Number of Units                                 26,287,388     20,544,075
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.51          10.17
     Number of Units                                 16,012,778        604,147
     With GMWB
     Unit Value                                          $10.49              -
     Number of Units                                    378,676              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.48          10.17
     Number of Units                                  2,192,336         36,236
     With any one of EBP or HAV and GMWB
     Unit Value                                          $12.76              -
     Number of Units                                  1,558,557              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.45              -
     Number of Units                                    119,982              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST PIMCO Limited Maturity Bond (1995)
     With No Optional Benefits
     Unit Price                                          $10.51          10.34
     Number of Units                                 15,242,856     11,274,642
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.22          10.08
     Number of Units                                  5,152,783        215,314
     With GMWB
     Unit Value                                          $10.21              -
     Number of Units                                     36,640              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.19          10.08
     Number of Units                                    636,860         80,547
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.65              -
     Number of Units                                    329,629              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.16              -
     Number of Units                                     35,430              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Money Market (1992)
     With No Optional Benefits
     Unit Price                                           $9.86           9.96
     Number of Units                                 32,730,501     36,255,772
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.86           9.99
     Number of Units                                  7,176,983        999,737
     With GMWB
     Unit Value                                           $9.85              -
     Number of Units                                     81,304              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.83           9.99
     Number of Units                                  1,118,618         70,899
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.13              -
     Number of Units                                     35,505              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.80              -
     Number of Units                                    149,705              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Gartmore Variable Investment Trust - GVIT
Developing Markets 21 (1996)
     With No Optional Benefits
     Unit Price                                          $13.60           8.66
     Number of Units                                  1,763,660        283,466
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.56           9.93
     Number of Units                                    415,864         21,816
     With GMWB
     Unit Value                                          $15.54              -
     Number of Units                                     12,503              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.52           9.93
     Number of Units                                     44,993            442
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.88              -
     Number of Units                                        843              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.47              -
     Number of Units                                      1,871              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Dynamics (1999)
     With No Optional Benefits
     Unit Price                                           $9.61           7.09
     Number of Units                                    889,464        543,762
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.12           9.70
     Number of Units                                    634,308         32,635
     With GMWB
     Unit Value                                          $13.11              -
     Number of Units                                      4,848              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.08           9.70
     Number of Units                                     38,518            576
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.05              -
     Number of Units                                      3,083              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Technology (1999)
     With No Optional Benefits
     Unit Price                                           $7.87           5.50
     Number of Units                                    578,651        293,307
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35              -
     Number of Units                                      3,695              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Health Sciences (1999)
     With No Optional Benefits
     Unit Price                                          $10.05           8.00
     Number of Units                                    698,364        475,873
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.93           9.51
     Number of Units                                    381,478          5,444
     With GMWB
     Unit Value                                          $11.91              -
     Number of Units                                      2,077              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.89           9.51
     Number of Units                                     55,867            140
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.85              -
     Number of Units                                      1,330              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Financial Services (1999)
     With No Optional Benefits
     Unit Price                                          $11.17           8.76
     Number of Units                                    607,265        366,258
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.61           9.92
     Number of Units                                    200,360          1,897
     With GMWB
     Unit Value                                          $12.60              -
     Number of Units                                     20,268              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.58           9.92
     Number of Units                                     50,250            141
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.46              -
     Number of Units                                      1,378              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.54              -
     Number of Units                                        751              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Telecommunications (1999)
     With No Optional Benefits
     Unit Price                                           $7.63           5.78
     Number of Units                                    191,663         94,004
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.42           9.43
     Number of Units                                     68,278            770
     With GMWB
     Unit Value                                          $12.41              -
     Number of Units                                      1,742              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.39           9.42
     Number of Units                                      8,279            454
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - International Equity 22 (1999)
     With No Optional Benefits
     Unit Price                                          $11.65           8.15
     Number of Units                                    189,143        113,389
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.78           9.67
     Number of Units                                     76,749          3,669
     With GMWB
     Unit Value                                          $10.45              -
     Number of Units                                        827              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.74              -
     Number of Units                                      6,492              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.64              -
     Number of Units                                     81,555              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.71              -
     Number of Units                                      1,395              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - Special Equity (1999)
     With No Optional Benefits
     Unit Price                                          $11.12           7.44
     Number of Units                                    815,621        127,728
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.69           9.85
     Number of Units                                    293,794         12,520
     With GMWB
     Unit Value                                          $14.67              -
     Number of Units                                      3,620              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.65           9.85
     Number of Units                                     58,548            533
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.83              -
     Number of Units                                     23,503              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - Omega (2000)
     With No Optional Benefits
     Unit Price                                          $10.71           7.78
     Number of Units                                    404,789         39,943
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.21              -
     Number of Units                                     56,002              -
     With GMWB
     Unit Value                                          $13.19              -
     Number of Units                                        283              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.17              -
     Number of Units                                     25,003              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.97              -
     Number of Units                                     19,658              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.13              -
     Number of Units                                      1,855              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Europe 30 (1999)
     With No Optional Benefits
     Unit Price                                          $10.83           7.93
     Number of Units                                  2,116,400        292,396
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.20           9.70
     Number of Units                                    158,208          2,625
     With GMWB
     Unit Value                                          $13.18              -
     Number of Units                                     13,365              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.16              -
     Number of Units                                     40,636              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.09              -
     Number of Units                                      3,060              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Asia 30 (2002)
     With No Optional Benefits
     Unit Price                                          $12.57           7.75
     Number of Units                                    942,605        281,993
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.96           9.86
     Number of Units                                    131,276          6,995
     With GMWB
     Unit Value                                          $15.94              -
     Number of Units                                     10,432              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.91              -
     Number of Units                                     33,050              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.43              -
     Number of Units                                      1,873              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Japan (2002)
     With No Optional Benefits
     Unit Price                                           $9.03           7.24
     Number of Units                                    426,718         65,845
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.70          10.21
     Number of Units                                     76,553            351
     With GMWB
     Unit Value                                          $12.69              -
     Number of Units                                      1,883              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.67              -
     Number of Units                                     10,769              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Banks (2002)
     With No Optional Benefits
     Unit Price                                          $10.90           8.56
     Number of Units                                     93,067        101,136
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.86          10.13
     Number of Units                                     34,962          3,422
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.83              -
     Number of Units                                      6,833              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.79              -
     Number of Units                                      1,039              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Basic Materials (2002)
     With No Optional Benefits
     Unit Price                                          $10.95           8.46
     Number of Units                                  1,512,864         76,331
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35          10.34
     Number of Units                                    100,189             12
     With GMWB
     Unit Value                                          $13.33              -
     Number of Units                                      8,054              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.31              -
     Number of Units                                     15,986              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Biotechnology (2001)
     With No Optional Benefits
     Unit Price                                           $9.75           7.09
     Number of Units                                    208,971        130,082
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.53              -
     Number of Units                                        847              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Consumer Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.04           7.25
     Number of Units                                    136,269        128,022
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.66           9.37
     Number of Units                                     30,700          2,426
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.62              -
     Number of Units                                      5,655              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.59              -
     Number of Units                                      3,817              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Consumer Non-Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.64           8.28
     Number of Units                                     58,425        148,446
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.51           9.90
     Number of Units                                     12,720          2,303
     With GMWB
     Unit Value                                          $11.49              -
     Number of Units                                        954              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.67              -
     Number of Units                                      4,737              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Energy (2001)
     With No Optional Benefits
     Unit Price                                          $10.48           8.71
     Number of Units                                  1,225,844        299,833
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.14          10.12
     Number of Units                                    114,553          1,660
     With GMWB
     Unit Value                                          $12.12              -
     Number of Units                                      4,007              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.10              -
     Number of Units                                     25,623              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.07              -
     Number of Units                                      2,434              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Financial (2001)
     With No Optional Benefits
     Unit Price                                          $11.23           8.85
     Number of Units                                    398,159        221,377
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.45           9.84
     Number of Units                                    134,420          2,066
     With GMWB
     Unit Value                                          $12.44              -
     Number of Units                                      1,060              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.42              -
     Number of Units                                     27,402              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Healthcare (2001)
     With No Optional Benefits
     Unit Price                                           $9.17           7.94
     Number of Units                                    707,449        388,508
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.05           9.59
     Number of Units                                    244,228          6,831
     With GMWB
     Unit Value                                          $11.04              -
     Number of Units                                      1,969              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.02              -
     Number of Units                                     56,392              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.99              -
     Number of Units                                      2,123              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Industrial (2002)
     With No Optional Benefits
     Unit Price                                          $10.01           7.93
     Number of Units                                    318,339         12,642
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.85              -
     Number of Units                                     20,601              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.81              -
     Number of Units                                      4,507              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Internet (2002)
     With No Optional Benefits
     Unit Price                                          $15.00           8.57
     Number of Units                                    206,876        306,572
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.67              -
     Number of Units                                      1,210              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Pharmaceuticals (2002)
     With No Optional Benefits
     Unit Price                                           $8.89           8.56
     Number of Units                                    266,978        136,559
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.97           9.63
     Number of Units                                     77,105          2,545
     With GMWB
     Unit Value                                           $9.96              -
     Number of Units                                      2,871              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.94              -
     Number of Units                                      6,346              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.91              -
     Number of Units                                      1,646              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Precious Metals (2002)
     With No Optional Benefits
     Unit Price                                          $13.29           9.70
     Number of Units                                  1,329,806      1,175,651
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.44          11.30
     Number of Units                                    390,896         19,964
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.39              -
     Number of Units                                     44,664              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.35              -
     Number of Units                                      1,458              -
     With HAV, EBP and GMWB
     Unit Value                                          $11.55              -
     Number of Units                                     23,284              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Real Estate (2001)
     With No Optional Benefits
     Unit Price                                          $12.91           9.86
     Number of Units                                    462,906        441,318
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.33          10.20
     Number of Units                                    136,941         12,789
     With GMWB
     Unit Value                                          $13.31              -
     Number of Units                                      3,835              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.29              -
     Number of Units                                     32,970              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP -Semiconductor (2002)
     With No Optional Benefits
     Unit Price                                           $9.51           5.14
     Number of Units                                    423,958         93,241
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.93              -
     Number of Units                                      3,475              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Technology (2001)
     With No Optional Benefits
     Unit Price                                           $8.66           6.03
     Number of Units                                    497,972        254,131
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.30              -
     Number of Units                                      6,845              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Telecommunications (2001)
     With No Optional Benefits
     Unit Price                                           $7.21           7.15
     Number of Units                                    398,350        272,408
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.08          10.03
     Number of Units                                     47,283          3,642
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.05              -
     Number of Units                                     13,783              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Utilities (2001)
     With No Optional Benefits
     Unit Price                                           $9.34           7.83
     Number of Units                                    618,427        521,419
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.63          10.61
     Number of Units                                     93,690          8,871
     With GMWB
     Unit Value                                          $12.62              -
     Number of Units                                      8,137              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.60              -
     Number of Units                                     10,588              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Bull (2002)
     With No Optional Benefits
     Unit Price                                           $9.84           7.97
     Number of Units                                  3,563,562        954,792
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.01           9.75
     Number of Units                                    708,248         10,297
     With GMWB
     Unit Value                                          $12.00              -
     Number of Units                                      1,179              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.98           9.75
     Number of Units                                     58,349            400
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.58              -
     Number of Units                                        427              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.94              -
     Number of Units                                     10,714              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Bear (2001)
     With No Optional Benefits
     Unit Price                                           $8.44          11.38
     Number of Units                                  1,886,515      1,532,543
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $7.49          10.13
     Number of Units                                    716,467         28,618
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $7.47          10.13
     Number of Units                                     36,686          1,514
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.29              -
     Number of Units                                      7,927              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $7.45              -
     Number of Units                                     13,622              -
     With HAV, EBP and GMWB
     Unit Value                                           $9.29              -
     Number of Units                                      7,293              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraBull 23 (2001)
     With No Optional Benefits
     Unit Price                                          $10.20           6.78
     Number of Units                                  1,431,345        297,435
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.42           9.61
     Number of Units                                      1,432            245
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - OTC (2001)
     With No Optional Benefits
     Unit Price                                           $9.32           6.45
     Number of Units                                  4,445,234      1,346,852
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.47           9.36
     Number of Units                                    810,005         13,113
     With GMWB
     Unit Value                                          $13.46              -
     Number of Units                                      5,378              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.44              -
     Number of Units                                     34,480              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Short OTC (2002)
     With No Optional Benefits
     Unit Price                                           $6.78          11.00
     Number of Units                                  1,535,439        433,181
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $6.42          10.43
     Number of Units                                    196,526         15,308
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $6.40              -
     Number of Units                                     20,167              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.49              -
     Number of Units                                      7,708              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $6.38              -
     Number of Units                                     16,907              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraOTC (1999)
     With No Optional Benefits
     Unit Price                                           $7.03           3.53
     Number of Units                                  3,410,589      1,003,123
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $17.30           8.70
     Number of Units                                      5,905            233
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Mid-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.23           7.66
     Number of Units                                  1,455,513        438,387
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.40          10.06
     Number of Units                                    462,172          4,777
     With GMWB
     Unit Value                                          $13.39              -
     Number of Units                                      4,164              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.36          10.06
     Number of Units                                     99,189          4,799
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.77              -
     Number of Units                                      3,516              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -
     Number of Units                                        916              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Mid-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                           $9.69           7.70
     Number of Units                                  1,009,867        439,054
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.32           9.82
     Number of Units                                    295,528          1,587
     With GMWB
     Unit Value                                          $12.31              -
     Number of Units                                      2,028              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.28           9.81
     Number of Units                                     47,141          1,583
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.24              -
     Number of Units                                      3,933              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.25              -
     Number of Units                                      1,274              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraMid-Cap (2002)
     With No Optional Benefits
     Unit Price                                           $9.55           5.71
     Number of Units                                  1,112,311        477,953
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.46           9.86
     Number of Units                                    136,523          1,673
     With GMWB
     Unit Value                                          $16.44              -
     Number of Units                                      3,746              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $16.41              -
     Number of Units                                     88,028              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.37              -
     Number of Units                                        557              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                           $9.39           7.09
     Number of Units                                  5,144,632        994,778
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.41          10.15
     Number of Units                                  1,218,990         19,019
     With GMWB
     Unit Value                                          $13.39              -
     Number of Units                                     24,769              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.37              -
     Number of Units                                    207,523              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.67              -
     Number of Units                                      4,223              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -
     Number of Units                                     28,687              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Small-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                          $10.16           7.69
     Number of Units                                  3,868,951        772,260
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.05           9.91
     Number of Units                                  1,289,398         10,572
     With GMWB
     Unit Value                                          $13.04              -
     Number of Units                                     21,997              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.01              -
     Number of Units                                    210,595              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.44              -
     Number of Units                                      2,529              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.98              -
     Number of Units                                     30,164              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraSmall-Cap 24 (1999)
     With No Optional Benefits
     Unit Price                                          $12.04           6.14
     Number of Units                                  1,702,558        212,085
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $19.43              -
     Number of Units                                     13,082              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - U.S. Government Plus (2002)
     With No Optional Benefits
     Unit Price                                          $11.08          11.56
     Number of Units                                    731,470      2,486,854
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.75          10.19
     Number of Units                                    291,892         22,148
     With GMWB
     Unit Value                                           $9.73              -
     Number of Units                                     14,956              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.72          10.19
     Number of Units                                     32,854            609
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Rising Rates Opportunity (2002)
     With No Optional Benefits
     Unit Price                                           $7.56           8.02
     Number of Units                                  1,817,924        165,792
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.12           9.69
     Number of Units                                    445,486          9,028
     With GMWB
     Unit Value                                           $9.11              -
     Number of Units                                      4,991              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.09              -
     Number of Units                                     82,598              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.07              -
     Number of Units                                     10,876              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
First Trust(R)10 Uncommon Values (2000)
     With No Optional Benefits
     Unit Price                                           $9.16           6.80
     Number of Units                                     66,435         19,826
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.17              -
     Number of Units                                        467              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Prudential - SP Jennison International Growth
(2001)
     With No Optional Benefits
     Unit Price                                          $10.97           8.01
     Number of Units                                    516,764         89,806
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.09           9.59
     Number of Units                                    115,375          5,196
     With GMWB
     Unit Value                                          $13.07              -
     Number of Units                                      6,338              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.05              -
     Number of Units                                      5,912              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.54              -
     Number of Units                                     23,909              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

1.       Effective  May 1, 2003,  the WFVT  Corporate  Bond  portfolio  changed its name to WFVT Total  Return Bond portfolio.  This name change was made in conjunction with a change in investment strategy.
2.       Effective  December 10, 2001,  Strong  Capital  Management,  Inc.  became  Sub-advisor  of the  Portfolio.
     Between May 3, 1999 and December  10,  2001,  A I M Capital  Management,  Inc.  served as  Sub-advisor  of the
     Portfolio,  then named "AST AIM  International  Equity."  Between  October  15,  1996 and May 3, 1999,  Putnam
     Investment  Management,  Inc.  served as Sub-advisor of the  Portfolio,  then named "AST Putnam  International
     Equity."  Prior to October 15, 1996,  Seligman  Henderson Co. served as  Sub-advisor  of the  Portfolio,  then named "Seligman Henderson International Equity Portfolio."
3.       Effective November 11, 2002, William Blair & Company,  L.L.C.  became Sub-advisor of the Portfolio.  Prior to November 11, 2002,  Janus Capital  Corporation  served as  Sub-advisor  of the  Portfolio,  then named "AST
     Janus Overseas Growth."
4.       This Portfolio  reflects the addition of the net assets of the AST American Century  International  Growth
     Portfolio II ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II.
5.       Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to
     May 1,  2002,  Founders  Asset  Management,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST
     Founders  Passport."  Prior to  October  15,  1996,  Seligman  Henderson  Co.  served  as  Sub-advisor  of the
     Portfolio, then named "Seligman Henderson International Small Cap Portfolio."
6.       Effective  September 17, 2001,  Pilgrim  Baxter & Associates,  Ltd.  became  Sub-advisor of the Portfolio.
     Prior to September 17, 2001,  Janus Capital  Corporation  served as Sub-advisor  of the Portfolio,  then named
     "AST  Janus  Small-Cap  Growth."  Prior to  December  31,  1998,  Founders  Asset  Management,  LLC  served as
     Sub-advisor of the Portfolio, then named "Founders Capital Appreciation Portfolio."
7.       Effective December 10, 2001,  Deutsche Asset Management,  Inc. became Sub-advisor of the Portfolio.  Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor of the Portfolio,  then named
     "AST  Scudder  Small-Cap  Growth  Portfolio".  Prior to May 1,  2001,  the  Portfolio  was named  "AST  Kemper
     Small-Cap Growth Portfolio."
8.       Effective October 23, 2000, GAMCO Investors,  Inc. became  Sub-advisor of the Portfolio.  Prior to October
     23, 2000, T. Rowe Price  Associates,  Inc.  served as Sub-advisor  of the  Portfolio,  then named "AST T. Rowe
     Price Small Company Value Portfolio."
9.       Effective  November 11, 2002,  Goldman Sachs Asset Management became  Sub-advisor of the Portfolio.  Prior to November 11, 2002,  Janus Capital  Corporation  served as  Sub-advisor  of the  Portfolio,  then named "AST
     Janus Mid-Cap Growth."
10.      Effective May 1, 1998,  Neuberger Berman Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to
     May 1, 1998,  Berger  Associates,  Inc.  served as Sub-advisor of the  Portfolio,  then named "Berger  Capital
     Growth Portfolio."
11.      Effective May 1, 1998,  Neuberger Berman Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to
     May 1, 1998,  Federated  Investment  Counseling served as Sub-advisor of the Portfolio,  then named "Federated
     Utility Income Portfolio."
12.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became  Sub-advisor of the Portfolio.  Between
     December 31, 1998 and May 1, 2000,  OppenheimerFunds,  Inc. served as Sub-advisor of the Portfolio, then named
     "AST  Oppenheimer  Large-Cap  Growth  Portfolio."  Prior to December 31, 1998,  Robertson,  Stephens & Company
     Investment  Management,  L.P. served as Sub-advisor of the Portfolio,  then named "Robertson  Stephens Value +
     Growth Portfolio."
13.      Effective  November 11, 2002,  Goldman Sachs Asset Management became  Sub-advisor of the Portfolio.  Prior to November 11, 2002,  Janus Capital  Corporation  served as  Sub-advisor  of the  Portfolio,  then named "AST
     JanCap Growth."
14.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to
     May 1,  2002,  Janus  Capital  Corporation  served as  Sub-advisor  of the  Portfolio,  then  named "AST Janus
     Strategic Value."
15.      Effective May 1, 2000,  Sanford C. Bernstein & Co., Inc.  became  Sub-advisor  of the Portfolio.  Prior to
     May 1, 2000,  Bankers Trust Company  served as  Sub-advisor  of the  Portfolio,  then named "AST Bankers Trust
     Managed Index 500 Portfolio."
16.      Effective  May  3,  1999,  American  Century  Investment  Management,   Inc.  became  Sub-advisor  of  the
     Portfolio.  Between  October  15,  1996  and  May 3,  1999,  Putnam  Investment  Management,  Inc.  served  as
     Sub-advisor of the Portfolio, then named "AST Putnam Value Growth & Income."
17.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became Sub-advisor of the Portfolio.  Prior to
     May 1, 2000,  Lord,  Abbett & Co. served as Sub-advisor  of the Portfolio,  then named "AST Lord Abbett Growth and Income Portfolio."
18.      Effective July 1, 2002, the AST INVESCO Equity Income  portfolio  changed its name to AST INVESCO  Capital
     Income.
19.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to
     May 1, 2002, A I M Capital  Management,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST AIM
     Balanced."  Between  October  15,  1996  and  May 3,  1999,  Putnam  Investment  Management,  Inc.  served  as
     Sub-advisor  of the  Portfolio,  then  named  "AST  Putnam  Balanced."  Prior to  October  15,  1996,  Phoenix
     Investment  Counsel,  Inc.  served as  Sub-advisor of the  Portfolio,  then named "AST Phoenix  Balanced Asset
     Portfolio."
20.      Effective  August 8,  2000,  T. Rowe  Price  International,  Inc.  became  Sub-advisor  of the  Portfolio.
     Effective  May 1,  2000,  the name of the  Portfolio  was  changed  to the "AST T. Rowe  Price  Global  Bond".
     Effective May 1, 1996, Rowe Price-Fleming  International,  Inc. became Sub-advisor of the Portfolio.  Prior to
     May 1, 1996,  Scudder,  Stevens & Clark, Inc. served as Sub-advisor of the Portfolio,  then named "AST Scudder
     International Bond Portfolio."
21.      Effective  June 20, 2003,  pursuant to a shareholder  vote, the Emerging  Markets  portfolio of Montgomery
     Variable  Series was  reorganized  into the  Developing  Markets  portfolio  of Gartmore  Variable  Investment
     Trust.  The Montgomery Variable Series - Emerging Markets portfolio no longer exists.
22.      Effective  December  5,  2003,  pursuant  to a  shareholder  approval,  the  Evergreen  VA Global  Leaders
     Portfolio  merged into the  Evergreen VA  International  Equity  Portfolio.  The  Evergreen VA Global  Leaders
     Portfolio no longer exists.
23.      Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.
24.      Prior to May 1, 2000,  ProFund  VP  UltraSmall-Cap  was named  "ProFund  VP Small  Cap" and  sought  daily investment results that corresponded to the performance of the Russell 2000(R)Index.

                                APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection Optional Death Benefit is calculated.  Each example  assumes that a $50,000  initial  Purchase  Payment is made.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable  investment  options.  The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

           Growth =               Account Value of variable             minus         Purchase Payments - proportional
                               investment options plus Interim
                                Value of Fixed Allocations (no
                                         MVA applies)                                           withdrawals

Example with market increase
Assume  that the Owner has made no  withdrawals  and that the  Account  Value has been  increasing  due to positive market  performance.  On the date we receive  due proof of death,  the Account  Value is  $75,000.  The basic Death
Benefit is  calculated  as Purchase  Payments  minus  proportional  withdrawals,  or Account  Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $75,000.  The Enhanced  Beneficiary  Protection  Optional
Death  Benefit is equal to the amount  payable  under the basic Death  Benefit  ($75,000)  PLUS 40% of the "Growth"
under the Annuity.

         Growth   =        $75,000 - [$50,000 - $0]
                  =        $25,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $25,000 * 0.40
                  =        $10,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $85,000

Examples with market decline
Assume that the Owner has made no  withdrawals  and that the Account Value has been  decreasing  due to declines in market  performance.  On the date we receive  due proof of death,  the Account  Value is  $45,000.  The basic Death
Benefit is  calculated  as Purchase  Payments  minus  proportional  withdrawals,  or Account  Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $50,000.  The Enhanced  Beneficiary  Protection  Optional
Death Benefit is equal to the amount  payable under the basic Death Benefit  ($50,000)  PLUS the "Growth" under the
Annuity.

         Growth   =        $45,000 - [$50,000 - $0]
                  =        $-5,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  NO BENEFIT IS PAYABLE

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $50,000

In this example you would  receive no  additional  benefit from  purchasing  the  Enhanced  Beneficiary  Protection
Optional Death Benefit.

Example with market increase and withdrawals
Assume  that the  Account  Value has been  increasing  due to  positive  market  performance  and the Owner  made a withdrawal  of $15,000 in Annuity Year 5 when the Account  Value was  $75,000.  On the date we receive due proof of death,  the  Account  Value is  $90,000.  The  basic  Death  Benefit  is  calculated  as  Purchase  Payments  minus proportional  withdrawals,  or Account Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $90,000.  The Enhanced  Beneficiary  Protection  Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                  =        $90,000 - [$50,000 - $10,000]
                  =        $90,000 - $40,000
                  =        $50,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $50,000 * 0.40
                  =        $20,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $110,000

Examples of Highest Anniversary Value Death Benefit Calculation
The  following  are  examples of how the  Highest  Anniversary  Value Death  Benefit is  calculated.  Each  example assumes an initial  Purchase  Payment of $50,000.  Each  example  assumes  that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance and that no withdrawals  have been made. On the date we receive due proof of death,  the Account Value is $75,000;  however, the  Anniversary  Value on the 5th  anniversary  of the Issue Date was  $90,000.  Assume as well that the Owner has died before the Death Benefit  Target Date.  The Death  Benefit is equal to the greater of the Highest  Anniversary
Value or the basic Death Benefit.  The Death Benefit would be the Highest  Anniversary  Value ($90,000)  because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume  that the  Account  Value has been  increasing  due to  positive  market  performance  and the Owner  made a withdrawal  of $15,000 in Annuity Year 7 when the Account  Value was  $75,000.  On the date we receive due proof of death, the Account Value is $80,000;  however,  the Anniversary  Value on the 5th anniversary of the Issue Date was
$90,000.  Assume as well that the Owner has died  before  the Death  Benefit  Target  Date.  The Death  Benefit  is
equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value  = $90,000 - [$90,000 * $15,000/$75,000]
                                    = $90,000 - $18,000
                                    = $72,000

Basic Death Benefit                 = max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                                    = max [$80,000, $40,000]
                                    = $80,000

Example with death after Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance and that no  withdrawals  had been made prior to the Death  Benefit  Target Date.  Further  assume that the Owner dies after the Death  Benefit  Target Date,  when the Account  Value is $75,000.  The Highest  Anniversary  Value on the Death
Benefit  Target Date was $80,000;  however,  following  the Death  Benefit  Target Date,  the Owner made a Purchase
Payment of $15,000  and later had taken a  withdrawal  of $5,000  when the  Account  Value was  $70,000.  The Death
Benefit  is equal to the  greater of the  Highest  Anniversary  Value plus  Purchase  Payments  minus  proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value  = $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                                    = $80,000 + $15,000 - $6,786
                                    = $88,214

Basic Death Benefit                 = max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
The  following  are examples of how the  Combination  5% Roll-Up and Highest  Anniversary  Value Death  Benefit are
calculated.  Each example assumes an initial  Purchase  Payment of $50,000.  Each example assumes that there is one
Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance and that no withdrawals  have been made. On the 7th  anniversary  of the Issue Date we receive due proof of death,  at which time the Account Value is $75,000;  however,  the  Anniversary  Value on the 5th  anniversary of the Issue Date was
$90,000.  Assume as well that the Owner has died  before  the Death  Benefit  Target  Date.  The  Roll-Up  Value is
equal to initial  Purchase  Payment  accumulated at 5% for 6 years,  or $67,005.  The Death Benefit is equal to the greatest of the Roll-Up Value,  Highest  Anniversary  Value or the basic Death Benefit.  The Death Benefit would be the Highest  Anniversary  Value  ($90,000)  because it is greater  than both the Roll-Up  Value  ($67,005)  and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Owner made a withdrawal of $5,000 on the 6th  anniversary  of the Issue Date when the Account Value was  $45,000.  The Roll-Up  Value on the 6th  anniversary  of the Issue Date is equal to initial  Purchase  Payment accumulated at 5% for 6 years, or $67,005.  The 5%  Dollar-for-Dollar  Withdrawal Limit for the 7th annuity year is equal  to 5% of the  Roll-Up  Value  as of the 6th  anniversary  of the  Issue  Date,  or  $3,350.  Therefore,  the
remaining  $1,650  of the  withdrawal  results  in a  proportional  reduction  to the  Roll-Up  Value.  On the  7th anniversary of the Issue Date we receive due proof of death,  at which time the Account Value is $43,000;  however, the  Anniversary  Value on the 2nd  anniversary  of the Issue Date was  $70,000.  Assume as well that the Owner has died before the Death  Benefit  Target  Date.  The Death  Benefit is equal to the  greatest  of the Roll-Up  Value,
Highest Anniversary Value or the basic Death Benefit.

Roll-Up Value                       =  {($67,005  - $3,350) - [($67,005 - $3,350) * $1,650 / ($45,000 - $3,350)]} *
1.05
                                    = ($63,655 - $2,522) * 1.05
                                    = $64,190

Highest Anniversary Value  = $70,000 - [$70,000 * $5,000 / $45,000]
                                    = $70,000 - $7,778
                                    = $62,222

Basic Death Benefit                 = max [$43,000, $50,000 - ($50,000 * $5,000 / $45,000)]
                                    = max [$43,000, $44,444]
                                    = $44,444

Example with death after Death Benefit Target Date
Assume that the Owner has not made any  withdrawals  prior to the Death Benefit  Target Date.  Further  assume that the Owner dies after the Death Benefit  Target Date,  when the Account  Value is $75,000.  The Roll-Up Value on the
Death  Benefit  Target Date (the  contract  anniversary  on or  following  the Owner's  80th  birthday) is equal to initial Purchase Payment  accumulated at 5% for 10 years, or $81,445.  The Highest  Anniversary  Value on the Death
Benefit  Target Date was $85,000;  however,  following  the Death  Benefit  Target Date,  the Owner made a Purchase
Payment of $15,000  and later had taken a  withdrawal  of $5,000  when the  Account  Value was  $70,000.  The Death
Benefit is equal to the greatest of the Roll-Up Value,  Highest  Anniversary Value or the basic Death Benefit as of the Death Benefit  Target Date;  each  increased by subsequent  purchase  payments and reduced  proportionally  for subsequent withdrawals.

Roll-Up Value                       = $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                                    = $81,445 + $15,000 - $6,889
                                    = $89,556

Highest Anniversary Value  = $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                                    = $85,000 + $15,000 - $7,143
                                    = $92,857

Basic Death Benefit                 = max [$75,000, $50,000 + $15,000 - {($50,000 + $15,000) * $5,000 / $70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

                                      THIS PAGE IS INTENTIONALLY LEFT BLANK.

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                  PLEASE SEND ME A STATEMENT OF  ADDITIONAL  INFORMATION  THAT  CONTAINS  FURTHER
                  DETAILS   ABOUT  THE  AMERICAN   SKANDIA   ANNUITY   DESCRIBED  IN   PROSPECTUS
                  WFVAPEXII-PROS (05/2004).
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                              -------------------------------------------------------
                                                 (print your name)

                              -------------------------------------------------------
                                                     (address)

                              -------------------------------------------------------
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                                      THIS PAGE IS INTENTIONALLY LEFT BLANK.

Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
A Prudential Financial Company                                                               A Prudential Financial Company
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-680-8920                                                                           Telephone: 203-926-1888
http://www.americanskandia.prudential.com                                         http://www.americanskandia.prudential.com

                                                MAILING ADDRESSES:

                                       AMERICAN SKANDIA - VARIABLE ANNUITIES
                                           Attention: Stagecoach Annuity
                                                   P.O. Box 7040
                                             Bridgeport, CT 06601-7040

                                                   EXPRESS MAIL:
                                       AMERICAN SKANDIA - VARIABLE ANNUITIES
                                           Attention: Stagecoach Annuity
                                                One Corporate Drive
                                                 Shelton, CT 06484

                                                                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                                         A Prudential Financial Company
                                                                                      One Corporate Drive, Shelton, Connecticut 06484
                                                                                -----------------------------------------------------
This Prospectus  describes  American Skandia XTra CreditSM SIX, a flexible premium deferred annuity (the "Annuity") offered by American
Skandia Life Assurance  Corporation  ("American  Skandia",  "we", "our" or "us").  The Annuity may be offered as an individual  annuity contract or as an interest in a group  annuity.  This  Prospectus  describes the important  features of the Annuity and what you should consider before  purchasing the Annuity.  We have also filed a Statement of Additional  Information  that is available from us, without charge,  upon your request.  The contents of the Statement of Additional  Information  are described on page 86. The Annuity or certain of its  investment  options and/or  features may not be available in all states.  Various rights and benefits may differ between states to meet  applicable laws and/or  regulations.  In particular,  please refer to Appendix C for a description of certain  provisions that apply to Annuities sold to New York  residents.  Certain terms are  capitalized in this  Prospectus.  Those terms are either defined in the Glossary of Terms or in the context of the particular section.

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American  Skandia  offers  several  different  annuities  which your  investment  professional  may be authorized to offer to you. Each annuity has different  features and benefits that may be appropriate  for you based on your financial  situation,  your age and how you intend to use the annuity.  The different  features and benefits  include  variations in death  benefit  protection  and the ability to access your annuity's  account value.  The fees and charges you pay and compensation  paid to your investment  professional may also be different between each annuity.

If you are purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should consider any surrender or penalty  charges you may incur when replacing your existing  coverage and that this Annuity may be subject to a contingent deferred  sales charge if you elect to surrender  the Annuity or take a partial  withdrawal.  You should  consider  your need to access the Annuity's Account Value and whether the annuity's liquidity features will satisfy that need.
---------------------------------------------------------------------------------------------------------------------------------------

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?

This  Annuity is  frequently  used for  retirement  planning  because it allows you to  accumulate  retirement  savings and also offers annuity  payment  options when you are ready to begin receiving  income.  The Annuity also offers a choice of three different  optional benefits,  for an additional  charge,  that can provide principal  protection or guaranteed  minimum income protection for Owners while they are alive and one or more death  benefits  that can  protect  your  retirement  savings  if you die  during a period of  declining markets.  It may be used as an investment  vehicle for "qualified"  investments,  including an IRA,  SEP-IRA,  Roth IRA, Section 401(a)
plans (defined benefit plans and defined  contribution plans such as 401(k),  profit sharing and money purchase plans) or Tax Sheltered
Annuity (or 403(b)).  It may also be used as an investment vehicle for  "non-qualified"  investments.  The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed allocations.

When an Annuity is purchased as a  "non-qualified"  investment,  you generally are not taxed on any investment  gains the Annuity earns until you make a withdrawal or begin to receive annuity payments.  This feature,  referred to as  "tax-deferral",  can be beneficial to the growth of your  Account  Value  because  money that would  otherwise be needed to pay taxes on  investment  gains each year remains invested and can earn additional money.  However,  because the Annuity is designed for long-term  retirement savings, a 10% penalty tax may be applied on withdrawals  you make before you reach age 59 1/2.  Annuities  purchased as a  non-qualified  investment are not subject to the maximum  contribution  limits that may apply to a qualified  investment,  and are not subject to required minimum  distributions after age 701/2.

When an Annuity is purchased as a "qualified"  investment,  you should consider that the Annuity does not provide any tax advantages in addition to the  preferential  treatment  already  available  through your retirement plan under the Internal  Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other  investment  vehicles may not offer,  including  death benefit  protection for your  beneficiaries,  lifetime  income options,  and the ability to make transfers  between  numerous  variable investment  options  offered  under the  Annuity.  You should  consult  with your  investment  professional  as to whether  the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

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These  annuities are NOT deposits or obligations  of, or issued,  guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S.  government,  the Federal Deposit Insurance  Corporation  (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves  investment risks,  including  possible loss of value, even with respect to amounts allocated to the AST Money
Market sub-account.
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THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE  SECURITIES  COMMISSION
NOR  HAS  THE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS.  ANY
REPRESENTATION  TO THE CONTRARY IS A CRIMINAL  OFFENSE.  PLEASE READ THIS  PROSPECTUS  AND THE CURRENT  PROSPECTUS  FOR THE  UNDERLYING
MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
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                                              FOR FURTHER INFORMATION CALL 1-800-766-4530
Prospectus Dated: May 1, 2004                                                 Statement of Additional Information Dated: May 1, 2004
ASXT II-SIX-PROS- (05/2004)                                                                                          ASXT II-SIXPROS

                             PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

=======================================================================================================================================
If you purchase this Annuity,  we apply an additional  amount (an XTra  CreditSM) to your account value with each purchase  payment you make, including your initial purchase payment and any additional purchase payments during the first six annuity years.
=======================================================================================================================================
=======================================================================================================================================

=======================================================================================================================================
X        This Annuity  features an annual  Insurance  Charge of 0.65% and an annual  Distribution  Charge of 1.00%.  We only deduct the
     Distribution  Charge during the first 10 years following the effective date of your Annuity.  During the first 10 years, the total asset-based charges on this Annuity are higher than many of our other annuities.
=======================================================================================================================================
=======================================================================================================================================
X        Unlike many other annuities,  the contingent  deferred sales charge (CDSC) that may apply to a withdrawal or surrender of your
     Annuity is based on the number of years since the effective  date of your  Annuity.  We do not assess a separate CDSC based on the date that each  purchase  payment is applied.  The CDSC on this Annuity is higher and is deducted  for a longer  period of time as compared to our other  annuities.  As with any investment  product that features a CDSC,  you should  consider your need to access your account value during the CDSC period and whether the liquidity  provision  under the Annuity will satisfy that need. The CDSC is only deducted if you make a withdrawal  that exceeds the free  withdrawal  amount or choose to surrender  your Annuity.  If you make a withdrawal or surrender your Annuity which is subject to a CDSC, we do not recover the XTra CreditSM amount.
=======================================================================================================================================
=======================================================================================================================================
X        The XTra  CreditSM  amount is included in your  account  value.  However,  American  Skandia may take back the  original  XTra
     CreditSM amount applied to your purchase  payment if you "free-look"  your Annuity or within twelve (12) months of having received an XTra Credit  amount,  you die or elect to withdraw  your account  value under the  medically-related  surrender  provision.  In these  situations,  your Account Value could be substantially  reduced.  However,  any investment gain on the XTra CreditSM amount will not be recovered.  Additional  conditions and  restrictions  apply. We do not deduct a CDSC in any situation where we recover the XTra CreditSM amount.
=======================================================================================================================================
=======================================================================================================================================

WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?
|X|      This  Annuity is a "flexible  premium  deferred  annuity."  It is called  "flexible  premium"  because  you have  considerable flexibility in the timing and amount of premium  payments.  Generally,  investors "defer" receiving annuity payments until after an accumulation period.

|X|      This Annuity offers both variable  investment  options and Fixed  Allocations.  If you allocate your Account Value to variable investment  options,  the value of your  Annuity  will vary  daily to  reflect  the  investment  performance  of the  underlying investment  options.  Fixed  Allocations  of different  durations  are offered that are  guaranteed by us, but may have a Market
       Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.
|X|      The Annuity  features two distinct phases - the  accumulation  period and the payout period.  During the  accumulation  period your Account Value is allocated to one or more  investment  options.  The variable  investment  options,  each a Sub-account  of
       American  Skandia Life Assurance  Corporation  Variable  Account B, invest in an underlying  mutual fund  portfolio.  Currently, portfolios of the following  underlying mutual funds are being offered:  American Skandia Trust,  Gartmore  Variable  Investment
       Trust,  Wells Fargo Variable Trust,  INVESCO Variable  Investment Funds, Inc.,  Evergreen  Variable Annuity Trust,  ProFunds VP,
       First Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.

|X|      During the payout period,  commonly called  "annuitization,"  you can elect to receive annuity  payments (1) for life; (2) for life with a guaranteed  minimum number of payments;  (3) based on joint lives;  or (4) for a guaranteed  number of payments.  We currently make annuity payments available on a fixed or variable basis.
|X|      This  Annuity  offers a Credit which we add to your Annuity  with each  Purchase  Payment we receive in Annuity  Years one (1)
       through six (6).

|X|      This Annuity offers optional benefits,  for an additional charge, that can provide principal  protection or guaranteed minimum income protection for Owners while they are alive.

|X|      This  Annuity  offers a basic  Death  Benefit.  It also offers  optional  Death  Benefits  that  provide an enhanced  level of protection for your beneficiary(ies) for an additional charge.

|X|      You are allowed to withdraw a limited  amount of money from your Annuity on an annual basis without any charges,  although any optional  guaranteed  benefit you elect will be reduced.  Other  product  features  allow you to access  your  Account  Value as necessary, although a charge may apply.

|X|      Transfers  between  investment  options are tax-free.  Currently,  you may make twenty transfers each year free of charge.  We also offer several  programs that enable you to manage your Account Value as your  financial  needs and  investment  performance change.

AVAILABLE INFORMATION
A  Statement  of  Additional  Information  is  available  from us without  charge upon your  request.  This  Prospectus  is part of the registration  statement we filed with the SEC regarding this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these  materials at the prescribed  rates from the
SEC's  Public  Reference  Section,  450 Fifth  Street  N.W.,  Washington,  D.C.,  20549.  You may inspect  and copy those  registration statements and exhibits  thereto at the SEC's public  reference  facilities at the above address,  Room 1024, and at the SEC's Regional
Offices,  The Woolworth Building,  233 Broadway,  New York, NY and 175 W. Jackson Boulevard,  Suite 900, Chicago,  IL. These documents, as well as documents incorporated by reference,  may also be obtained through the SEC's Internet Website  (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity  through  licensed,  registered  investment  professionals.  You must complete an application  and submit a minimum initial  purchase  payment of  $10,000.  We may allow you to make a lower  initial  purchase  payment  provided  you  establish  a bank drafting program under which purchase  payments  received in the first Annuity Year total at least $10,000.  If the Annuity is owned by an  individual  or  individuals,  the  oldest of those  Owners  must be age 75 or under,  as of the Issue Date of the  Annuity.  If the
Annuity is owned by an entity,  the  annuitant  must be age 75 or under,  as of the Issue Date of the  Annuity.  The  availability  and level of  protection  of certain  optional  benefits  may vary  based on the age of the Owner on the Issue  Date of the  Annuity or the
Owner's date of death.

                                                           GLOSSARY OF TERMS

Many terms used  within this  Prospectus  are  described  within the text where they  appear.  The  description  of those terms are not repeated in this Glossary of Terms.

Account  Value:  The value of each  allocation  to a  Sub-account  (also  referred  to as  "variable  investment  options")  or a Fixed
Allocation prior to the Annuity Date, plus any earnings,  and/or less any losses,  distributions and charges.  Other than on a contract anniversary,  the Account Value is calculated  before we assess any applicable  Contingent  Deferred Sales Charge ("CDSC" or "surrender charge")  and/or any fee that is deducted from the contract  annually in arrears.  The Account Value includes any Credits we applied to your Purchase  Payments that we are entitled to recover under certain  circumstances.  The Account Value is determined  separately  for each Sub-account and for each Fixed  Allocation,  and then totaled to determine the Account Value for your entire Annuity.  The Account
Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Annuitization:  The application of Account Value (or Protected Income Value for the Guaranteed  Minimum Income Benefit,  if applicable)
to one of the available  annuity  options for the Annuitant to begin  receiving  periodic  payments for life, for a guaranteed  minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An  allocation of Account  Value that is to be credited a fixed rate of interest for a specified  Guarantee  Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim  Value:  The value of a Fixed  Allocation on any date other than the Maturity  Date.  The Interim Value is equal to the initial value  allocated to the Fixed  Allocation  plus all  interest  credited to the Fixed  Allocation  as of the date  calculated,  less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment used in the  determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

Owner:  With an Annuity  issued as an individual  annuity  contract,  the Owner is either an eligible  entity or person named as having ownership  rights in relation to the Annuity.  With an Annuity  issued as a  certificate  under a group annuity  contract,  the "Owner"
refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender  Value:  The value of your Annuity  available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge,  the charge for any optional  benefits,  any
Market Value Adjustment that may apply to any Fixed  Allocations and any additional  amounts we applied to your Purchase  Payments that we may be entitled to recover under certain circumstances.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation  Day:  Every day the New York Stock  Exchange is open for trading or any other day the  Securities  and  Exchange  Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the Annuity.  Some fees and charges are assessed  against your Annuity  while others are assessed  against  assets  allocated to the variable  investment  options.  The fees and charges that are assessed  against the Annuity include the  Contingent  Deferred  Sales Charge,  Transfer  Fee,  Premium Tax Charge and Annual  Maintenance  Fee. The charges that are assessed  against the variable  investment  options are the mortality  and expense risk charge,  the charge for  administration  of the
Annuity,  the Distribution  Charge,  and the charge for certain optional benefits you elect,  other than the Guaranteed  Minimum Income
Benefit,  which is  assessed  against  the  Protected  Income  Value.  Each  underlying  mutual  fund  portfolio  assesses a charge for investment  management,  other expenses and with some mutual funds, a 12b-1 charge.  The  prospectus  for each  underlying  mutual fund provides more detailed  information  about the expenses for the  underlying  mutual funds.  All of these fees and charges are described in more detail within this Prospectus.

The following  table  provides a summary of the fees and charges you will pay if you  surrender  the Annuity or transfer  Account Value among investment options.  These fees and charges are described in more detail within this Prospectus.

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                                                   YOUR TRANSACTION FEES AND CHARGES
                                                    (assessed against the Annuity)
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------------------------
        FEE/CHARGE                                                        Amount Deducted
--------------------------- ------------------------------------------------------------------------------------------------------------
---------------------------
Contingent Deferred Sales                                                      9.0%
Charge*                      The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the Issue Date of the Annuity.
--------------------------- ------------------------------------------------------------------------------------------------------------
---------------------------
Transfer Fee                                                                  $10.00
                                                       (Deducted after the 20th transfer each Annuity Year)
--------------------------- ------------------------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------------------------
Premium Tax Charge            Up to 3.5% of the value that is annuitized, depends on the requirements of the applicable jurisdiction.
                                            This charge is deducted generally at the time you annuitize your contract.

=========================== ============================================================================================================

*    The following are the Contingent  Deferred Sales Charges (as a percentage of each applicable  Purchase  Payment) upon surrender or withdrawal.  For purposes of calculating this charge we consider the year following the Issue Date of your Annuity as Year 1.

                        -------- ------ ------ ----- ------ ------ ----- ------ ------ ------ --------
                        Yr. 1   Yr. 2  Yr. 3  Yr.   Yr. 5  Yr. 6  Yr.   Yr. 8  Yr. 9  Yr.    Yr. 11+
                                                4                   7                  10
                        -------- ------ ------ ----- ------ ------ ----- ------ ------ ------ --------
                        -------- ------ ------ ----- ------ ------ ----- ------ ------ ------ --------
                         9.0%    9.0%   8.5%   8.0%  7.0%   6.0%   5.0%  4.0%   3.0%   2.0%   0.0%
                        -------- ------ ------ ----- ------ ------ ----- ------ ------ ------ --------

The  following  table  provides a summary of the  periodic  fees and  charges  you will pay while you own the  Annuity,  excluding  the underlying mutual fund Portfolio annual expenses.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                    YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL FEES/CHARGES ASSESSED AGAINST THE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $35 or 2% of Account Value
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS 1
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge 2                                                                   0.50%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge 2                                                                             0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Distribution Charge 3                                                                    1.00% in Annuity Years 1-10
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Settlement Service Charge 4                                            1.40% per year of the value of each Sub-account if the Owner's beneficiary elects the Qualified Beneficiary Continuation
                                                                                         Option 5 ("Qualified BCO")
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts                              1.65% per year of the value of each Sub-account in Annuity Years
                                                                      1-10; 0.65% in Annuity Years 11 and later (1.40% per year if you are a beneficiary electing the Qualified BCO)
--------------------------------------------------------------------- ------------------------------------------------------------------
1    These charges are deducted daily and apply to Variable Investment Options only.
2    The  combination  of the Mortality and Expense Risk Charges and  Administration  Charge is referred to as the  "Insurance  Charge"
elsewhere in this Prospectus.
3    The Distribution Charge in Annuity Years 11+ is 0.00%.
4    The Mortality & Expense Risk Charge, the Administration  Charge and the Distribution  Charge do not apply if you are a beneficiary under the Qualified  Beneficiary  Continuation  Option.  The Settlement Service Charge applies only if your beneficiary elects the
     Qualified Beneficiary Continuation Option.
5    When an Annuity is used as an IRA,  403(b) or other  "qualified  investment",  upon the Owner's death a beneficiary  may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity  instead of receiving  the death benefit in a single payment.  If a beneficiary elects this option,  the beneficiary will incur the Settlement  Service Charge.  Please refer to the section of this Prospectus that describes the Qualified  Beneficiary  Continuation Option for more detailed  information about this option, including certain restrictions and limitations that may apply.

The following table provides a summary of the fees and charges you will pay if you elect any of the following  optional  benefits.  Not all  optional  benefits may be  purchased  in  combination  with one  another.  You may only elect one  optional  living  benefit.  The optional  living  benefits are the  Guaranteed  Return Option Plus program (and where not available,  Guaranteed  Return  Option),  the
Guaranteed Minimum Withdrawal  Benefit and the Guaranteed  Minimum Income Benefit.  For the optional death benefits,  you may elect the
Enhanced  Beneficiary  Protection  Death Benefit and the Highest  Anniversary  Value Death Benefit  together or  individually,  but the
Combination  5% Roll-up  and HAV Death  Benefit  may only be  purchased  individually.  The fees and  charges  of each of the  optional benefits are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
                                     Optional Benefit                                         Optional Benefit    Total Annual Charge*
                                                                                                    Fee/
                                                                                                   Charge
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)/ GUARANTEED RETURN OPTION                                            1.90% in Annuity
We offer a program  that  guarantees  a  "return  of  premium"  at a future  date,  while     0.25% of average    Years 1-10; 0.90% in
allowing  you  to  allocate   all  or  a  portion  of  your  Account   Value  to  certain   daily net assets of   Annuity Years 11 and
Sub-accounts.                                                                                 the Sub-accounts    later; 1.65% for
                                                                                                                  Qualified BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)                                                                      2.00% in Annuity
We offer a program that guarantees  your ability to withdraw  amounts equal to an initial     0.35% of average    Years 1-10; 1.00% in
principal value, regardless of the impact of market performance on your Account Value.      daily net assets of   Annuity Years 11 and
                                                                                              the Sub-accounts    later; 1.75% for
                                                                                                                  Qualified BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**                                                   0.50% per year of    1.65% in Annuity
We offer a program that,  after a seven-year  waiting period,  guarantees your ability to       the average       Years 1-10; 0.65% in
begin  receiving  income from your Annuity in the form of annuity  payments based on your     Protected Income    Annuity Years 11 and
total  Purchase  Payments  (and any Credits  applied to such  Purchase  Payments)  and an    Value during each    later
annual  increase of 5% on such Purchase  Payments  adjusted for  withdrawals  (called the      year; deducted             PLUS
"Protected  Income  Value"),  regardless  of the  impact  of market  performance  on your   annually in arrears   0.50% per year of
Account Value.                                                                               each Annuity Year    average Protected
                                                                                                                  Income Value
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average    1.90% in Annuity
your  beneficiary(ies)  by providing  amounts in addition to the basic Death Benefit that   daily net assets of   Years 1-10; 0.90% in
can be used to offset  federal  and state  taxes  payable  on any  taxable  gains in your     the Sub-accounts    Annuity Years 11 and
Annuity at the time of your death.                                                                                later
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**                                                                 1.90% in Annuity
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average    Years 1-10; 0.90% in
your  beneficiary(ies)  by  providing a death  benefit  equal to the greater of the basic   daily net assets of   Annuity Years 11 and
Death Benefit and the Highest Anniversary Value, less proportional withdrawals.               the Sub-accounts    later
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT **                                                                   2.15% in Annuity
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.50% of average    Years 1-10; 1.15% in
your  beneficiary(ies)  by providing the greater of the Highest  Anniversary  Value Death   daily net assets of   Annuity Years 11 and
Benefit and a 5% annual  increase on Purchase  Payments (and any Credits  applied to such     the Sub-accounts    later
Purchase Payments) adjusted for withdrawals.
------------------------------------------------------------------------------------------- --------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------------------------
Please  refer to the section of this  Prospectus  that  describes  each  optional  benefit for a complete  description  of the benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------------------------------------------
*    The Total Annual Charge includes the Insurance Charge and Distribution Charge assessed against the average daily net assets allocated to the Sub-accounts.  If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.
**   These optional benefits are not available under the Qualified BCO.

The  following  table  provides  the range  (minimum  and  maximum)  of the total  annual  expenses  for the  underlying  mutual  funds
("Portfolios")  as of December  31,  2003.  Each figure is stated as a  percentage  of the  underlying  Portfolio's  average  daily net assets.

----------------------------------------------------------------------------------------------------------------------------------------
                                               Total Annual Portfolio Operating Expenses
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
                                                                 Minimum                                      Maximum
---------------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
Total Portfolio Operating Expense                                 0.64%                                        4.69%
---------------------------------------------- -------------------------------------------- --------------------------------------------

The following are the investment  management  fees,  other expenses,  12b-1 fees (if applicable) and the total annual expenses for each underlying  mutual  fund  ("Portfolio")  as of  December  31,  2003,  except as noted.  Each  figure is stated as a  percentage  of the underlying  Portfolio's  average daily net assets. For certain of the underlying  Portfolios,  a portion of the management fee has been waived and/or other expenses have been partially  reimbursed.  Any such fee waivers  and/or  reimbursements  have been reflected in the footnotes.  The "Total  Annual  Portfolio  Operating  Expenses"  reflect  the  combination  of the  underlying  Portfolio's  investment management  fee,  other  expenses  and any 12b-1 fees.  The  following  expenses  are deducted by the  underlying  Portfolio  before it provides  American  Skandia with the daily net asset value.  Any footnotes  about expenses appear after the list of all the Portfolios.
The underlying  Portfolio  information was provided by the underlying mutual funds and has not been  independently  verified by us. See the  prospectuses or statements of additional  information of the underlying  Portfolios for further  details.  The current  prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-766-4530.

---------------------------------------------------------------------------------------------------------------------------------
                                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                            (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------- ----------------- ------------------ ----------------- ------------------
                                                                                                                 Total Annual
                                                           Management      Other Expenses       12b-1 Fees         Portfolio
                 UNDERLYING PORTFOLIO                         Fees                1                                Operating
                                                                                                                   Expenses
------------------------------------------------------- ----------------- ------------------ ----------------- ------------------

American Skandia Trust: 2, 3
  AST JPMorgan International Equity 4                        0.88%              0.24%             0.02%              1.14%
  AST William Blair International Growth                     1.00%              0.23%             0.11%              1.34%
  AST DeAM International Equity                              1.00%              0.27%             0.00%              1.27%
  AST MFS Global Equity                                      1.00%              0.40%             0.00%              1.40%
  AST State Street Research Small-Cap Growth 5               0.90%              0.23%             0.07%              1.20%
  AST DeAM Small-Cap Growth                                  0.95%              0.22%             0.00%              1.17%
  AST Federated Aggressive Growth                            0.95%              0.27%             0.00%              1.22%
  AST Gabelli Small-Cap Value                                0.90%              0.20%             0.00%              1.10%
  AST DeAM Small-Cap Value                                   0.95%              0.41%             0.00%              1.36%
  AST Goldman Sachs Mid-Cap Growth                           1.00%              0.25%             0.16%              1.41%
  AST Neuberger Berman Mid-Cap Growth                        0.90%              0.21%             0.06%              1.17%
  AST Neuberger Berman Mid-Cap Value                         0.90%              0.17%             0.08%              1.15%
  AST Alger All-Cap Growth                                   0.95%              0.20%             0.25%              1.40%
  AST Gabelli All-Cap Value                                  0.95%              0.25%             0.00%              1.20%
  AST T. Rowe Price Natural Resources                        0.90%              0.25%             0.02%              1.17%
  AST Alliance Growth                                        0.90%              0.22%             0.04%              1.16%
  AST MFS Growth                                             0.90%              0.21%             0.14%              1.25%
  AST Marsico Capital Growth                                 0.90%              0.16%             0.05%              1.11%
  AST Goldman Sachs Concentrated Growth                      0.90%              0.17%             0.06%              1.13%
  AST DeAM Large-Cap Value                                   0.85%              0.24%             0.00%              1.09%
  AST Alliance/Bernstein Growth + Value                      0.90%              0.25%             0.00%              1.15%
  AST Sanford Bernstein Core Value                           0.75%              0.24%             0.15%              1.14%
  AST Cohen & Steers Realty                                  1.00%              0.22%             0.02%              1.24%
  AST Sanford Bernstein Managed Index 500                    0.60%              0.18%             0.06%              0.84%
  AST American Century Income & Growth                       0.75%              0.24%             0.00%              0.99%
  AST Alliance Growth and Income                             0.75%              0.16%             0.08%              0.99%
  AST Hotchkis & Wiley Large-Cap Value 6                     0.75%              0.19%             0.04%              0.98%
  AST DeAM Global Allocation 7                               0.97%              0.29%             0.00%              1.26%
  AST American Century Strategic Balanced                    0.85%              0.26%             0.00%              1.11%
  AST T. Rowe Price Asset Allocation                         0.85%              0.27%             0.00%              1.12%
  AST T. Rowe Price Global Bond                              0.80%              0.26%             0.00%              1.06%
  AST Goldman Sachs High Yield 8                             0.75%              0.18%             0.00%              0.93%
  AST Lord Abbett Bond-Debenture                             0.80%              0.24%             0.00%              1.04%
  AST PIMCO Total Return Bond                                0.65%              0.15%             0.00%              0.80%
  AST PIMCO Limited Maturity Bond                            0.65%              0.17%             0.00%              0.82%
  AST Money Market                                           0.50%              0.14%             0.00%              0.64%

Gartmore Variable Investment Trust:
  GVIT Developing Markets                                    1.15%              0.24%              0.25%              1.64%

Wells Fargo Variable Trust: 9
  Equity Income                                              0.55%              0.26%             0.25%              1.06%

INVESCO Variable Investment Funds, Inc.: 10, 11
  Dynamics                                                     0.75%            0.42%              0.00%              1.17%
  Technology 12                                                0.75%            0.41%              0.00%              1.16%
  Health Sciences                                              0.75%            0.33%              0.00%              1.08%
  Financial Services                                           0.75%            0.36%              0.00%              1.11%
------------------------------------------------------- ------------------ ----------------- ----------------- ------------------

--------------------------------------------------------------------------------------------------------------------------------
                                       UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                           (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                 Total Annual
                                                         Management Fees        Other           12b-1 Fees        Portfolio
                 UNDERLYING PORTFOLIO                                         Expenses 1                          Operating
                                                                                                                   Expenses
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------

Evergreen Variable Annuity Trust: 13
  International Equity                                         0.66%            0.46%              0.00%             1.12%
  Special Equity                                               0.92%            0.26%              0.00%             1.18%
  Omega                                                        0.52%            0.20%              0.00%             0.72%

ProFund VP: 14
  Europe 30                                                    0.75%            0.91%              0.25%             1.91%
  Asia 30                                                      0.75%            0.93%              0.25%             1.93%
  Japan                                                        0.75%            0.95%              0.25%             1.95%
  Banks                                                        0.75%            1.30%              0.25%             2.30%
  Basic Materials                                              0.75%            1.03%              0.25%             2.03%
  Biotechnology                                                0.75%            1.04%              0.25%             2.04%
  Consumer Cyclical                                            0.75%            1.33%              0.25%             2.33%
  Consumer Non-Cyclical                                        0.75%            1.33%              0.25%             2.33%
  Energy                                                       0.75%            1.09%              0.25%             2.09%
  Financial                                                    0.75%            1.07%              0.25%             2.07%
  Healthcare                                                   0.75%            1.04%              0.25%             2.04%
  Industrial                                                   0.75%            1.25%              0.25%             2.25%
  Internet                                                     0.75%            1.01%              0.25%             2.01%
  Pharmaceuticals                                              0.75%            1.06%              0.25%             2.06%
  Precious Metals                                              0.75%            0.98%              0.25%             1.98%
  Real Estate                                                  0.75%            1.02%              0.25%             2.02%
  Semiconductor                                                0.75%            1.05%              0.25%             2.05%
  Technology                                                   0.75%            0.93%              0.25%             1.93%
  Telecommunications                                           0.75%            1.06%              0.25%             2.06%
  Utilities                                                    0.75%            1.06%              0.25%             2.06%
  Bull                                                         0.75%            0.87%              0.25%             1.87%
  Bear                                                         0.75%            0.98%              0.25%             1.98%
  UltraBull                                                    0.75%            1.07%              0.25%             2.07%
  OTC                                                          0.75%            0.95%              0.25%             1.95%
  Short OTC                                                    0.75%            0.99%              0.25%             1.99%
  UltraOTC                                                     0.75%            0.97%              0.25%             1.97%
  Mid-Cap Value                                                0.75%            1.08%              0.25%             2.08%
  Mid-Cap Growth                                               0.75%            1.02%              0.25%             2.02%
  UltraMid-Cap                                                 0.75%            1.08%              0.25%             2.08%
  Small-Cap Value                                              0.75%            1.08%              0.25%             2.08%
  Small-Cap Growth                                             0.75%            1.00%              0.25%             2.00%
  UltraSmall-Cap                                               0.75%            1.00%              0.25%             2.00%
  U.S. Government Plus                                         0.50%            0.99%              0.25%             1.74%
  Rising Rates Opportunity                                     0.75%            0.91%              0.25%             1.91%

First Defined Portfolio Fund LLC: 15, 16
  First Trust(R)10 Uncommon Values                             0.60%             1.51%             0.25%             2.36%
  Target Managed VIP                                         0.60%              0.99%             0.25%             1.84%
  S&P Target 24                                              0.60%              2.22%             0.25%             3.07%
  The Dowsm DART 10                                          0.60%              2.59%             0.25%             3.44%
  Value Line(R)Target 25                                      0.60%              2.69%             0.25%             3.54%
  Global Target 15                                           0.60%              3.84%             0.25%             4.69%
  Nasdaq Target 15                                           0.60%              2.29%             0.25%             3.14%

The Prudential Series Fund, Inc.:
  SP William Blair International Growth 17                    0.85%             0.45%             0.25%             1.55%
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------

1        As  noted  above,  shares  of the  Portfolios  generally  are  purchased  through  variable  insurance  products.  Many of the
     Portfolios  and/or their  investment  advisers and/or  distributors  have entered into  arrangements  with us as the issuer of the
     Annuity under which they compensate us for providing  ongoing services in lieu of the Trust providing such services.  Amounts paid under these  arrangements  are included under "Other  Expenses."  For more  information  see the  prospectus  for each  underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.
2        The Portfolios'  total actual annual  operating  expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers,  reimbursement of expenses and expense offset arrangements.  These waivers,  reimbursements,  and offset arrangements are voluntary and may be terminated by American Skandia Investment Services,  Inc. and Prudential  Investments
     LLC at any time.  After  accounting  for the waivers,  reimbursements  and offset  arrangements,  the  Portfolio's  actual  annual operating expenses were:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                     Portfolio Name                  Reimbursement
                                     --------------                  -------------
                         AST William Blair International Growth          1.24%
                         AST DeAM International Equity                   1.14%
                         AST DeAM Small-Cap Growth                       1.02%
                         AST DeAM Small-Cap Value                        1.15%
                         AST Goldman Sachs Mid-Cap Growth                1.31%
                         AST Marsico Capital Growth                      1.10%
                         AST Goldman Sachs Concentrated Growth           1.06%
                         AST DeAM Large-Cap Value                        0.99%
                         AST Alliance Growth and Income                  0.97%
                         AST DeAM Global Allocation                      0.14%
                         AST PIMCO Total Return Bond                     0.78%
                         AST Money Market                                0.59%
     Effective  May 1, 2004,  the  Investment  Managers  have  voluntarily  agreed to waive a portion of their fee equal to .05% of the average  daily net assets of the AST Hotchkis & Wiley  Large-Cap  Value  Portfolio.  If such waiver had been in place at year-end, the Portfolio's actual annual operating expenses would have been 0.93%.
3        The Trust adopted a Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 of the  Investment  Company Act of 1940 to permit an affiliate of the Trust's Investment Managers to receive brokerage  commissions in connection with purchases and sales of securities  held by Portfolios of the Trust,  and to use these  commissions to promote the sale of shares of such  Portfolio.  The chart above shows the amount of commissions paid during 2003 to the affiliate of the Investment Managers to promote  distribution, shown as a percentage of Portfolio  average daily net assets.  The Distribution Plan does not limit the amount of commissions that may be directed under the Plan, so the amount  directed in future years may be greater than or less than the  percentage  shown in the chart above.  Overall brokerage  commission rates and amounts paid by the various Portfolios are not expected to increase as a result of the Distribution Plan.
4        Effective  February 23, 2004, J.P. Morgan Investment  Management Inc. became  Sub-advisor of the Portfolio.  Prior to February
     23, 2004, Strong Capital Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Strong International Equity."
5        Effective May 1, 2004,  State Street  Research and  Management  Company became  Sub-advisor of the Portfolio.  Prior to May 1,
     2004, Pilgrim Baxter & Associates served as Sub-advisor of the Portfolio, then named "AST PBHG Small Cap Growth."
6        Effective May 1, 2004,  Hotchkis and Wiley Capital Management LLC became  Sub-advisor of the Portfolio.  Prior to May 1, 2004,
     INVESCO Funds Group, Inc. served as Sub-advisor of the Portfolio, then named "AST INVESCO Capital Income."
7        (a) The DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares of other AST  Portfolios  (the  "Underlying
     Portfolios").  The only  management  fee  directly  paid by the  Portfolio  is a 0.10%  fee paid to  American  Skandia  Investment
     Services,  Inc.  and  Prudential  Investments  LLC.  The  management  fee shown in the chart for the  Portfolio  is (i) that 0.10%
     management  fee paid by the Portfolio plus (ii) an estimate of the management  fees paid by the Underlying  Portfolios,  which are borne indirectly by investors in the Portfolio.  The estimate was calculated  based on the percentage of the Portfolio  invested in each Underlying Portfolio as of December 31, 2003 using the management fee rates shown in the chart above.
     (b) The  DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares  of  other  AST  Portfolios  (the  "Underlying
     Portfolios").  The expense  information  shown in the chart for the Portfolio  reflects (i) the expenses of the  Portfolio  itself plus (ii) an  estimate  of the  expenses  paid by the  Underlying  Portfolios,  which are borne  indirectly  by  investors  in the
     Portfolio.  The estimate was calculated  based on the percentage of the Portfolio  invested in each  Underlying  Portfolio as of
     December 31, 2003 using the expense rates for the Underlying Portfolios shown in the above chart.
8        Effective May 1, 2004,  Goldman Sachs Asset  Management,  L.P.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2004,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "AST Federated High Yield."
9        The Adviser of Wells Fargo  Variable  Trust has committed  through April 30, 2005 to waive fees and/or  reimburse  expenses to the extent necessary to maintain the Fund's net operating expenses as shown in the following table:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             Equity Income                               1.00%

10       The Fund has adopted a new form of  administrative  services and transfer  agency  agreements  which will be effective  May 1,
     2004.  As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.
11       The Fund's  adviser is entitled to receive  reimbursement  from the Fund for fees and expenses paid for by the Fund's  adviser pursuant to expense limitation  commitments  between the Fund's adviser and the Fund if such reimbursement does not cause the Fund to exceed its then-current  expense limitations and the reimbursement is made within three years after the Fund's adviser incurred the expense.
12       As a result of a  reorganization  on April 30,  2004 of INVESCO  VIF  Telecommunications  into  INVESCO  VIF  Technology,  the
     Portfolio's Total Annual Operating Expenses have been restated to reflect current expenses.
13       Evergreen  Investment  Management  Company,  LLC  ("Evergreen")  may voluntarily  waive its fees and/or reimburse the Fund for certain of its  expenses  in order to reduce  expenses  as shown in the table  below.  Amounts  waived  and/or  reimbursed  may be recouped  up to a  period  of  three  years  following  the  end of the  fiscal  year in  which  the fee  waivers  and/or  expense reimbursements were made.  Evergreen may cease these voluntary waivers and/or reimbursements at any time.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             International Equity                        1.07%
                             Special Equity                              1.03%

14       ProFund  Advisors LLC has  contractually  agreed to waive  Investment  Advisory and Management  Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses,  as a percentage of average daily net assets, exceed 1.98%
     (1.73% for ProFund VP U.S.  Government  Plus) through  December 31, 2004.  After such date, any of the expense  limitations may be terminated  or revised.  Amounts  waived or reimbursed  in a particular  fiscal year may be repaid to ProFund  Advisors LLC within three years of the waiver or  reimbursement  to the extent that recoupment  will not cause the Portfolio's  expenses to exceed any expense  limitation in place at that time. A waiver or  reimbursement  lowers the expense ration and increases  overall returns to investors.
15       The Funds' Board of Trustees  reserve the right to suspend  payments  under the 12b-1 Plan at any time. On May 1, 2003,  12b-1 payments were  suspended for all Funds except the First Trust 10 Uncommon  Values  Portfolio.  Payments  under the 12b-1 Plan will resume effective May 1, 2004 for the Target Managed VIP Portfolio,  the Dow Dart 10 Portfolio, the Global Target 15 Portfolio, the
     S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.
16       First Trust has  voluntarily  agreed to waive fees and  reimburse  expenses of the Funds  through  September 30, 2005 to limit
     Total Annual Fund Operating Expenses  (excluding  brokerage expense and extraordinary  expense) as shown in the table below. There can be no assurance  that First Trust will continue to waive fees and reimburse  expenses  after  September 30, 2005.  First Trust may seek  restitution  from the Funds for fees  waived and  expenses  reimbursed  within  three  years  following  such  waiver or reimbursement;  however,  the  restitution  is  limited  to the extent  that it would not cause a Fund to exceed  current  expense limitations.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------

                           First Trust(R)10 Uncommon Values               1.37%
                           Target Managed VIP                            1.47%
                           S&P Target 24                                 1.47%
                           The Dowsm DART 10                             1.47%
                           Value Line(R)Target 25                         1.47%
                           Global Target 15                              1.47%
                           Nasdaq Target 15                              1.47%

17       Effective May 1, 2004,  William Blair & Company,  LLC became  Sub-advisor of the Portfolio.  Prior to May 1, 2004,  Prudential
     Investments LLC/Jennison Associates LLC served as Sub-advisor of the Portfolio, then named "SP Jennison International Growth."

EXPENSE EXAMPLES
These examples are designed to assist you in  understanding  the various  expenses you may incur with the Annuity over certain  periods of time based on specific  assumptions.  The  examples  reflect  the  Contingent  Deferred  Sales  Charges  (when  applicable),  Annual
Maintenance Fee, Insurance Charge,  Distribution  Charge (when applicable),  and the maximum total annual portfolio  operating expenses for the  underlying  Portfolio  (shown  above),  as well as the maximum  charges for the optional  benefits  that are offered under the
Annuity that can be elected in combination with one another.  The Securities and Exchange Commission ("SEC") requires these examples.

Below are examples  showing what you would pay in expenses at the end of the stated time periods for each  Sub-account had you invested
$10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.

The examples  shown assume that:  (a) you only  allocate  Account  Value to the  Sub-account  with the maximum  total annual  portfolio operating  expenses for the underlying  Portfolio  (shown above),  not to a Fixed  Allocation;  (b) the Insurance Charge is assessed as
0.65% per year;  (c) the  Distribution  Charge is assessed as 1.00% per year in Annuity  Years 1 - 10; (d) the Annual  Maintenance  Fee
(when  applicable)  is reflected as an  asset-based  charge based on an assumed  average  contract size; (e) you make no withdrawals of
Account Value during the period shown; (f) you make no transfers,  withdrawals,  surrender or other  transactions for which we charge a fee during the period shown; (g) no tax charge applies;  (h) the maximum total annual portfolio  operating  expenses for the underlying
Portfolio  (shown above) are reflected;  (i) the charge for each optional  benefit is reflected as an additional  charge equal to 0.50%
of  Protected  Income  Value for the  Guaranteed  Minimum  Income  Benefit  and 0.50% per year of the  average  daily net assets of the
Sub-accounts  for the  Combination  5% Roll-up and Highest  Anniversary  Value Death  Benefit;  and (j) the Credit  applicable  to your
Annuity  is 6% of  Purchase  Payments.  Amounts  shown in the  examples  are  rounded  to the  nearest  dollar.  The Credit we apply to
Purchase Payments received after the first Annuity Year is less than 6% (see "How do I Receive Credits?").

Expense Examples are provided as follows:  1.) if you surrender the Annuity at the end of the stated time period;  2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity.

THE EXAMPLES ARE  ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE  CONSIDERED A  REPRESENTATION  OF PAST OR FUTURE  EXPENSES OF THE  UNDERLYING
MUTUAL FUNDS OR THEIR  PORTFOLIOS  - ACTUAL  EXPENSES  WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT ELECT ALL OF THE  OPTIONAL  BENEFITS
AVAILABLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

If you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                       $1,668                       $3,164                      $4,482                     $7,327
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period (you may not annuitize in the first three (3) Annuity Years):

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        N/A                          N/A                        $3,810                     $7,135
            ----------------------------- --------------------------- --------------------------- --------------------------

If you do not surrender your contract:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $804                        $2,348                      $3,810                     $7,135
            ----------------------------- --------------------------- --------------------------- --------------------------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable  investment  option is a Sub-account of American  Skandia Life Assurance  Corporation  Variable  Account B (see "What are
Separate Accounts" for more detailed  information.) Each Sub-account  invests  exclusively in one Portfolio.  You should carefully read the  prospectus for any Portfolio in which you are  interested.  The following  chart  classifies  each of the Portfolios  based on our assessment of their  investment  style (as of the date of this  Prospectus).  The chart also provides a description of each Portfolio's investment  objective  (in  italics)  and a short,  summary  description  of their key  policies  to assist  you in  determining  which
Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.

The name of the  advisor/sub-advisor  for each Portfolio  appears next to the  description.  Those  Portfolios  whose name includes the prefix "AST" are  Portfolios of American  Skandia Trust.  The investment  managers for AST are American  Skandia  Investment  Services,
Incorporated and Prudential  Investments LLC,  affiliated  companies of American Skandia.  However,  a sub-advisor,  as noted below, is engaged to conduct day-to-day investment decisions.

The Portfolios are not publicly traded mutual funds.  They are only available as investment  options in variable annuity  contracts and variable life insurance  policies issued by insurance  companies,  or in some cases, to  participants in certain  qualified  retirement plans.  However,  some of the  Portfolios  available as  Sub-accounts  under the Annuity are managed by the same  portfolio  advisor or sub-advisor  as a retail  mutual fund of the same or similar  name that the  Portfolio  may have been modeled  after at its  inception.
Certain  retail mutual funds may also have been modeled after a Portfolio.  While the  investment  objective and policies of the retail mutual funds and the Portfolios may be substantially  similar,  the actual  investments will differ to varying degrees.  Differences in the  performance  of the funds can be expected,  and in some cases could be  substantial.  You should not compare the  performance of a publicly  traded  mutual fund with the  performance  of any  similarly  named  Portfolio  offered as a  Sub-account.  Details about the investment  objectives,  policies,  risks,  costs and  management of the Portfolios  are found in the  prospectuses  for the underlying mutual  funds.  The current  prospectus  and statement of  additional  information  for the  underlying  Portfolios  can be obtained by calling 1-800-766-4530.

=======================================================================================================================================
Effective  close of business  June 28, 2002,  the AST Goldman Sachs  Small-Cap  Value  Portfolio is no longer  offered as a Sub-account under the Annuity,  except as follows:  if at any time on or prior to June 28, 2002 you had any portion of your Account Value allocated to the AST Goldman Sachs Small-Cap  Value  Sub-account,  you may continue to allocate  Account Value and make transfers into and/or out of the AST Goldman Sachs  Small-Cap  Value  Sub-account,  including any bank  drafting,  dollar cost  averaging,  asset  allocation and rebalancing  programs.  If you  never  had a  portion  of your  Account  Value  allocated  to the AST  Goldman  Sachs  Small-Cap  Value
Sub-account  on or prior to June 28, 2002 or if you purchase your Annuity  after June 28, 2002,  you cannot  allocate  Account Value to the AST Goldman Sachs Small-Cap Value Sub-Account.

Effective May 1, 2004, the SP William Blair International  Growth Portfolio (formerly the SP Jennison  International  Growth Portfolio)
is no longer  offered as a Sub-account  under the Annuity,  except as follows:  if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International  Growth  Sub-account,  you may continue to allocate Account Value and make transfers into and/or out of the SP William Blair International Growth Sub-account,  including any bank drafting,  dollar cost averaging,  asset  allocation and  rebalancing  programs.  If you never had a portion of your Account Value allocated to the SP William
Blair  International  Growth  Sub-account  prior to May 1, 2004 or if you purchase your Annuity after May 1, 2004, you cannot  allocate
Account Value to the SP William Blair International Growth Sub-Account.

Either of the above  Sub-accounts  may be offered  to new  Owners at some  future  date;  however,  at the  present  time,  there is no intention  to do so. We also  reserve the right to offer or close each of the above  Sub-accounts  to all Owners that owned the Annuity prior to the respective close dates.
=======================================================================================================================================

Please refer to Appendix A for certain required financial information related to the historical performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST JPMorgan  International  Equity (f/k/a AST Strong  International  Equity):  seeks long-term capital  growth by investing in a diversified  portfolio of  international  equity  securities.
                    The  Portfolio  seeks to meet its objective by investing,  under normal market  conditions,  at least 80% of its assets in a diversified  portfolio of equity  securities of companies  located
      EQUITY        or operating in developed  non-U.S.  countries  and emerging  markets of the world.  The equity       J.P. Morgan
                    securities will ordinarily be traded on a recognized foreign  securities  exchange or traded in  Investment Management
                    a foreign  over-the-counter  market in the country where the issuer is principally  based,  but           Inc.
                    may also be traded in other countries including the United States.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST William Blair International  Growth (AST American Century  International Growth merged into     William Blair &
                    this  Portfolio):  seeks  long-term  growth of capital.  The  Portfolio  pursues its  objective    Company, L.L.C.
                    primarily  through  investments  in equity  securities  of issuers  located  outside the United
                    States.  The  Portfolio  normally  invests at least 80% of its total  assets in  securities  of
      EQUITY        issuers from at least five  different  countries,  excluding the United  States.  The Portfolio invests primarily in companies  selected for their growth  potential.  Securities are generally selected  without  regard to any defined  allocation  among  countries,  geographic  regions or industry sectors, or other similar selection procedure.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST DeAM  International  Equity:  seeks capital growth.  The Portfolio pursues its objective by      Deutsche Asset
                    investing  at least 80% of the value of its assets in the equity  securities  of  companies  in    Management, Inc.
                    developed  non-U.S.  countries that are represented in the MSCI EAFE(R)Index. The target of this
                    Portfolio  is to track the  performance  of the MSCI  EAFE(R)Index  within  4% with a  standard
      EQUITY        deviation  expected of +/- 4%. The  Sub-advisor  considers  a number of factors in  determining whether to invest in a stock,  including  earnings growth rate,  analysts'  estimates of future earnings and industry-relative price multiples.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Global Equity:  seeks capital growth.  Under normal circumstances the Portfolio invests
                    at least 80% of its assets in equity securities of U.S. and foreign issuers  (including issuers      Massachusetts
  GLOBAL EQUITY     in developing  countries).  The Portfolio  generally seeks to purchase  securities of companies    Financial Services
                    with relatively large market capitalizations relative to the market in which they are traded.           Company
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST State Street Research  Small-Cap  Growth (f/k/a AST PBHG Small-Cap  Growth):  seeks capital growth.  The Portfolio  pursues its objective by primarily  investing at least 80% of the value
 SMALL CAP GROWTH   of its assets in the common stocks of small-sized  companies,  whose market capitalizations are  State Street Research similar to market  capitalizations  of the  companies in the Russell 2000(R)Index at the time of  and Management Company the Portfolio's investment.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  Small-Cap  Growth:  seeks maximum  growth of  investors'  capital from a portfolio of growth  stocks of  smaller  companies.  The  Portfolio  pursues  its  objective,  under  normal circumstances,  by  primarily  investing  at  least  80%  of its  total  assets  in the  equity
 SMALL CAP GROWTH   securities  of  small-sized   companies  included  in  the  Russell  2000  Growth(R)Index.  The      Deutsche Asset
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity     Management, Inc.
                    securities  which  approximates  the market risk of those  stocks  included in the Russell 2000
                    Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    SMALL CAP       AST Federated  Aggressive  Growth:  seeks capital growth.  The Portfolio pursues its investment objective by investing in the stocks of small  companies  that are traded on national  security
                    exchanges,  NASDAQ stock  exchange and the  over-the-counter-market.  Small  companies  will be   Federated Investment
      GROWTH        defined as  companies  with market  capitalizations  similar to  companies  in the Russell 2000   Counseling/Federated
                    Growth Index. Up to 25% of the  Portfolio's  net assets may be invested in foreign  securities,    Global Investment
                    which are typically denominated in foreign currencies.                                              Management Corp.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------ ------------------------------------------------------------------------------------------------- -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
 SMALL CAP VALUE   AST Gabelli Small-Cap Value:  seeks to provide  long-term capital growth by investing  primarily          GAMCO
                   in  small-capitalization  stocks  that  appear  to be  undervalued.  The  Portfolio  will have a     Investors, Inc.
                   non-fundamental  policy to invest, under normal circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement applies at the time the  Portfolio  invests  its  assets.  The  Portfolio  generally  defines  small  capitalization companies as those with a  capitalization  of $1.5 billion or less.  Reflecting a value approach to investing,  the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets,  earnings,  cash flow or business franchises.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
                   AST DeAM Small-Cap  Value:  seeks maximum growth of investors'  capital.  The Portfolio  pursues its objective,  under normal market conditions, by primarily investing at least 80% of its total
                   assets in the equity  securities of  small-sized  companies  included in the Russell 2000(R)Value      Deutsche Asset
 SMALL CAP VALUE   Index.  The  Sub-advisor  employs an  investment  strategy  designed to maintain a portfolio  of     Management, Inc.
                   equity  securities  which  approximates  the market risk of those stocks included in the Russell
                   2000(R)Value Index, but which attempts to outperform the Russell 2000(R)Value Index.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
  MID-CAP GROWTH   AST Goldman Sachs Mid-Cap Growth:  seeks long-term  capital  growth.  The Portfolio  pursues its   Goldman Sachs Asset
                   investment  objective,  by investing  primarily in equity  securities  selected for their growth     Management, L.P.
                   potential,   and  normally  invests  at  least  80%  of  the  value  of  its  assets  in  medium capitalization  companies.  For  purposes of the  Portfolio,  medium-sized  companies  are those whose  market  capitalizations  (measured  at the time of  investment)  fall within the range of companies  in the  Standard  & Poor's  MidCap  400  Index.  The  Sub-advisor  seeks to  identify individual  companies with earnings growth potential that may not be recognized by the market at large.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
                   AST Neuberger Berman Mid-Cap Growth: seeks capital growth.  Under normal market conditions,  the
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of mid-cap companies.  For purposes of the  Portfolio,  companies with equity market  capitalizations  that
  MID-CAP GROWTH   fall within the range of the Russell  Midcap(R)Index,  at the time of investment,  are considered     Neuberger Berman
                   mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in the  securities  of     Management Inc.
                   large-cap  companies as well as in small-cap  companies.  The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
  MID-CAP VALUE    AST Neuberger Berman Mid-Cap Value: seeks capital growth.  Under normal market  conditions,  the     Neuberger Berman
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of mid-cap     Management Inc.
                   companies.  For purposes of the  Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of  investment  are  considered mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in the  securities  of large-cap  companies as well as in small-cap  companies.  Under the  Portfolio's  value-oriented investment  approach,  the Sub-advisor  looks for well-managed  companies whose stock prices are undervalued and that may rise in price before other investors realize their worth.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
     ALL-CAP       AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio  invests primarily in        Fred Alger
                   equity securities,  such as common or preferred stocks,  that are listed on U.S. exchanges or in    Management, Inc.
                   the  over-the-counter  market. The Portfolio may invest in the equity securities of companies of
      GROWTH       all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on the
                   Sub-advisor's assessment of particular companies and market conditions.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
     ALL-CAP       AST Gabelli  All-Cap  Value:  seeks  capital  growth.  The  Portfolio  pursues its  objective by  GAMCO Investors, Inc.
                   investing primarily in readily marketable equity securities  including common stocks,  preferred stocks and  securities  that may be converted at a later time into common  stock.  The Portfolio may invest in the  securities  of companies of all sizes,  and may  emphasize  either  larger or
      VALUE        smaller companies at a given time based on the Sub-advisor's  assessment of particular companies and market conditions.  The Portfolio focuses on companies that appear  underpriced  relative to their private market value ("PMV").  PMV is the value that the Portfolio's  Sub-advisor believes informed investors would be willing to pay for a company.
------------------ ------------------------------------------------------------------------------------------------- -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        AST T. Rowe Price Natural  Resources:  seeks  long-term  capital growth  primarily  through the      T. Rowe Price
                    common stocks of companies  that own or develop  natural  resources  (such as energy  products,     Associates, Inc.
                    precious  metals and forest  products)  and other basic  commodities.  The  Portfolio  normally invests  primarily (at least 80% of its total assets) in the common stocks of natural  resource companies whose earnings and tangible  assets could benefit from  accelerating  inflation.  The
                    Portfolio looks for companies that have the ability to expand production,  to maintain superior
                    exploration  programs  and  production   facilities,   and  the  potential  to  accumulate  new
                    resources.  At least 50% of Portfolio assets will be invested in U.S. securities,  up to 50% of total assets also may be invested in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance  Growth:  seeks long-term  capital growth.  The Portfolio  invests at least 80% of its total assets in the equity  securities of a limited  number of large,  carefully  selected, high-quality  U.S.  companies  that are judged  likely to  achieve  superior  earnings  growth.
 LARGE CAP GROWTH   Normally,  about 40-60  companies will be  represented in the Portfolio,  with the 25 companies     Alliance Capital
                    most  highly  regarded  by  the  Sub-advisor  usually  constituting  approximately  70%  of the     Management, L.P.
                    Portfolio's  net assets.  An emphasis is placed on identifying  companies  whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and
                    related securities,  such as preferred stocks,  convertible securities and depositary receipts,      Massachusetts
 LARGE CAP GROWTH   of companies that the  Sub-advisor  believes offer better than average  prospects for long-term    Financial Services
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run         Company
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment     Marsico Capital
                    objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be     Management, LLC
                    incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large, a "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs  Concentrated  Growth (AST DeAM Large-Cap Growth merged into this Portfolio):
                    seeks growth of capital in a manner  consistent with the  preservation of capital.  Realization of  income  is not a  significant  investment  consideration  and any  income  realized  on the
                    Portfolio's  investments,  therefore,  will be incidental  to the  Portfolio's  objective.  The
 LARGE CAP GROWTH   Portfolio  will pursue its objective by investing  primarily in equity  securities of companies   Goldman Sachs Asset
                    that  the  Sub-advisor  believes  have  potential  to  achieve  capital  appreciation  over the     Management, L.P.
                    long-term.  The Portfolio seeks to achieve its investment objective by investing,  under normal circumstances,  in approximately 30 - 45 companies that are considered by the Sub-advisor to be positioned for long-term growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST DeAM Large-Cap Value:  seeks maximum growth of capital by investing  primarily in the value      Deutsche Asset
                    stocks  of  larger  companies.  The  Portfolio  pursues  its  objective,  under  normal  market     Management, Inc.
                    conditions,  by  primarily  investing  at least  80% of the value of its  assets in the  equity
                    securities  of  large-sized   companies   included  in  the  Russell  1000(R)Value  Index.  The
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity securities  which  approximates  the market risk of those stocks  included in the Russell 1000(R)
                    Value Index,  but which  attempts to outperform  the Russell  1000(R)Value Index through  active stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       AST Alliance/Bernstein  Growth + Value: seeks capital growth by investing  approximately 50% of     Alliance Capital
                    its assets in growth  stocks of large  companies and  approximately  50% of its assets in value     Management, L.P.
                    stocks of large  companies.  The Portfolio will invest primarily in commons tocks of large U.S.
                    companies included in the Russell 1000(R)Index (the "Russell 1000(R)"). The Russell 1000(R)is a
                    market  capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.
                    companies.  Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35
      BLEND         companies  primarily from the Russell 1000(R)Growth Index constituting  approximately 50% of the
                    Portfolio's  net assets and 35-50  companies  primarily  from the  Russell  1000(R)Value  Index
                    constituting  the  remainder  of  the  Portfolio's  net  assets.   There  will  be  a  periodic
                    rebalancing  of each  segment's  assets  to take  account  of market  fluctuations  in order to maintain the approximately equal allocation.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST Sanford  Bernstein Core Value:  seeks  long-term  capital growth by investing  primarily in   Sanford C. Bernstein
                    common stocks.  The  Sub-advisor  expects that the majority of the  Portfolio's  assets will be        & Co., LLC
                    invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities  created when companies are undervalued on the basis of investor  reactions to near-term problems or circumstances even though their long-term  prospects  remain sound. The Sub-advisor  seeks to identify  individual companies with earnings growth potential that may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate securities.  The  Portfolio  pursues  its  investment  objective  by  investing,  under  normal circumstances,  at least 80% of its net assets in  securities  of real  estate  issuers.  Under
   REAL ESTATE      normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity      Cohen & Steers
      (REIT)        securities of real estate companies,  i.e., a company that derives at least 50% of its revenues   Capital Management,
                    from the ownership,  construction,  financing, management or sale of real estate or that has at           Inc.
                    least  50% of its  assets in real  estate.  Real  estate  companies  may  include  real  estate investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Sanford Bernstein Managed Index 500: will invest, under normal circumstances,  at least 80%
                    of its net assets in  securities  included in the Standard & Poor's 500  Composite  Stock Price
                    Index  (the  "S&P(R)500 ").  The  Portfolio  seeks  to  outperform  the S&P 500  through  stock selection  resulting  in  different  weightings  of common  stocks  relative to the index.  The
                    Portfolio will invest  primarily in the common stocks of companies  included in the S&P 500. In seeking  to  outperform  the S&P  500,  the  Sub-advisor  starts  with a  portfolio  of  stocks
  MANAGED INDEX     representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative   Sanford C. Bernstein
                    criteria  that are designed to indicate  whether a particular  stock will  predictably  perform        & Co., LLC
                    better or worse than the S&P 500. Based on these criteria,  the Sub-advisor  determines whether the  Portfolio  should  over-weight,  under-weight  or hold a  neutral  position  in the  stock relative  to the  proportion  of the S&P 500  that  the  stock  represents.  In  addition,  the
                    Sub-advisor  also  may  determine  that  based on the  quantitative  criteria,  certain  equity securities that are not included in the S&P 500 should be held by the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST American  Century Income & Growth (AST MFS Growth with Income merged into this  Portfolio):
                    seeks  capital  growth with current  income as a secondary  objective.  The  Portfolio  invests primarily in common stocks that offer  potential for capital growth,  and may,  consistent with its  investment  objective,  invest in stocks  that offer  potential  for current  income.  The
       AND          Sub-advisor  utilizes a  quantitative  management  technique  with a goal of building an equity     American Century
      INCOME        portfolio  that provides  better  returns than the S&P 500 Index without  taking on significant        Investment
                    additional  risk and while  attempting to create a dividend yield that will be greater than the     Management, Inc.
                    S&P 500 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST Alliance Growth and Income:  seeks long-term  growth of capital and income while attempting     Alliance Capital
                    to avoid excessive  fluctuations in market value. The Portfolio  normally will invest in common     Management, L.P.
                    stocks  (and  securities   convertible  into  common  stocks).  The  Sub-advisor  will  take  a
       AND          value-oriented  approach,  in that it will  try to keep  the  Portfolio's  assets  invested  in
      INCOME        securities that are selling at reasonable  valuations in relation to their fundamental business prospects.  The  stocks  that the  Portfolio  will  normally  invest in are  those of  seasoned companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    AST Hotchkis & Wiley Large-Cap Value (f/k/a AST INVESCO Capital  Income):  seeks current income and long-term growth of income, as well as capital appreciation.  The Portfolio invests,  under normal  circumstances,  at least 80% of its net assets plus borrowings for investment  purposes
                    in common stocks, of large cap U.S.  companies,  that have a high cash dividend or payout yield     Hotchkis & Wiley
                    relative to the market.  The  Sub-advisor  currently  considers large cap companies to be those   Capital Management,
                    with market  capitalizations  like those  founding  the Russell 1000 Index.  Additionally,  the           LLC
                    Portfolio can invest up to 20% of its total assets in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Global  Allocation:  seeks a high level of total  return by  investing  primarily in a diversified  portfolio  of  mutual  funds.  The  Portfolio  seeks  to  achieve  its  investment objective  by  investing  in  several  other  AST  Portfolios  ("Underlying  Portfolios").  The
                    Portfolio intends its strategy of investing in combinations of Underlying  Portfolios to result      Deutsche Asset
     BALANCED       in  investment  diversification  that an  investor  could  otherwise  achieve  only by  holding     Management, Inc.
                    numerous  investments.  The  Portfolio  is  expected  to be  invested  in  at  least  six  such
                    Underlying  Portfolios at any time. It is expected that the  investment  objectives of such AST
                    Portfolios will be diversified.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital  growth and  current  income.  The
                    Sub-advisor  intends  to  maintain  approximately  60%  of the  Portfolio's  assets  in  equity
                    securities and the remainder in bonds and other fixed income  securities.  Both the Portfolio's     American Century
     BALANCED       equity and fixed  income  investments  will  fluctuate  in value.  The equity  securities  will        Investment
                    fluctuate  depending on the  performance of the companies that issued them,  general market and     Management, Inc.
                    economic  conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
ASSET ALLOCATION    AST T. Rowe Price Asset Allocation:  seeks a high level of total return by investing  primarily      T. Rowe Price
                    in a  diversified  portfolio  of fixed income and equity  securities.  The  Portfolio  normally     Associates, Inc.
                    invests  approximately  60% of its total  assets in equity  securities  and 40% in fixed income securities.  The Sub-advisor  concentrates common stock investments in larger, more established companies,  but the  Portfolio may include small and  medium-sized  companies  with good growth prospects.  The fixed income portion of the Portfolio will be allocated among  investment grade securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   GLOBAL BOND      AST T. Rowe Price Global  Bond:  seeks to provide  high  current  income and capital  growth by      T. Rowe Price
                    investing  in  high-quality  foreign and U.S.  dollar-denominated  bonds.  The  Portfolio  will   International, Inc.
                    invest at least 80% of its total  assets in all types of high  quality  bonds  including  those issued  or  guaranteed  by U.S.  or  foreign  governments  or  their  agencies  and by  foreign authorities,  provinces and  municipalities  as well as investment  grade  corporate  bonds and mortgage and  asset-backed  securities of U.S. and foreign  issuers.  The  Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized  through  hedging.  The Portfolio may also invest up to
                    20% of its assets in the aggregate in below  investment-grade,  high-risk bonds ("junk bonds").
                    In addition,  the  Portfolio may invest up to 30% of its assets in  mortgage-backed  (including derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 HIGH YIELD BOND    AST Goldman  Sachs High Yield (f/k/a AST Federated  High Yield):  seeks a high level of current   Goldman Sachs Asset
                    income and may also  consider the potential for capital  appreciation.  The Portfolio  invests,     Management, L.P.
                    under normal  circumstances,  at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in high-yield,  fixed-income  securities that,  at the time of purchase,  are  non-investment  grade  securities.  Non-investment  grade securities are securities rated BB, Ba or below by a NRSRO,  or, if unrated,  determined by the
                    Sub-advisor  to be of  comparable  quality.  The  Portfolio  may  invest  in all types of fixed income  securities,  including,  senior and subordinated  corporate debt  obligations  (such as bonds, debentures,  notes and commercial paper), convertible and non-convertible corporate debt obligations,  loan  participations,  custodial  receipts,  municipal  securities  and preferred stock.  The Portfolio may invest up to 25% of its total assets in  obligations  of domestic and foreign  issuers  which  are  denominated  in  currencies  other  than the U.S.  dollar  and in securities of issuers located in emerging countries  denominated in any currency.  Under normal market  conditions,  the Portfolio  may invest up to 20% of its net assets in investment  grade fixed-income securities, including U.S. Government Securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST Lord Abbett  Bond-Debenture:  seeks high  current  income and the  opportunity  for capital  Lord, Abbett & Co. LLC appreciation  to produce a high total  return.  To pursue its  objective,  the  Portfolio  will invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities and normally  invests  primarily in high yield and investment grade debt securities, securities  convertible  in common stock and  preferred  stocks.  The  Portfolio  may find good value in high yield  securities,  sometimes  called  "lower-rated  bonds" or "junk  bonds," and frequently  may have more than half of its assets  invested in those  securities.  At least 20%
                    of the  Portfolio's  assets  must be  invested  in any  combination  of  investment  grade debt securities,  U.S.  Government  securities  and cash  equivalents.  The  Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain  a  weighted  average  maturity  in the  range of five to twelve  years,  there are no restrictions  on the overall  Portfolio or on individual  securities.  The Portfolio may invest up to 20% of its net assets in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO  Total  Return Bond (AST DeAM Bond  merged  into this  Portfolio):  seeks to maximize    Pacific Investment
                    total return consistent with  preservation of capital and prudent  investment  management.  The  Management Company LLC
                    Portfolio  will  invest in a  diversified  portfolio  of  fixed-income  securities  of  varying maturities.  The average  portfolio  duration  of the  Portfolio  generally  will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MONEY MARKET     AST Money  Market:  seeks high  current  income and  maintain  high  levels of  liquidity.  The      Wells Capital
                    Portfolio  attempts to  accomplish  its  objective by  maintaining  a  dollar-weighted  average     Management, Inc.
                    maturity  of not  more  than 90 days  and by  investing  in  securities  which  have  effective maturities of not more than 397 days.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 EMERGING MARKETS   GVIT Developing Markets (f/k/a Montgomery Variable Series - Emerging Markets):  seeks long-term  Gartmore Global Asset capital appreciation,  under normal conditions by investing at least 80% of its total assets in
                    stocks of  companies  of any size  based in the  world's  developing  economies.  Under  normal        Management
                    market  conditions,  investments  are  maintained in at least six countries at all times and no  Trust/Gartmore Global
                    more than 35% of total assets in any single one of them.                                                Partners
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.    Wells Fargo Funds
                    The  Portfolio  invests  in the  common  stocks of large  U.S.  companies  with  strong  return     Management, LLC
                    potential and above-average  dividend income.  The Portfolio invests  principally in securities of companies with market capitalizations of $3 billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    INVESCO Variable  Investment Funds - Dynamics:  seeks long-term  capital growth.  The Portfolio   INVESCO Funds Group,
                    pursues its  objective  by normally  investing  at least 65% of its assets in common  stocks of           Inc.
                    mid-sized  companies  that are  included  in the  Russell  Midcap  Growth  Index at the time of purchase,  or if not  included  in that  Index,  have market  capitalizations  of between  $2.5 billion and $15 billion at the time of purchase.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment  Funds - Technology  (INVESCO VIF  Telecommunications  merged into   INVESCO Funds Group,
                    this Portfolio):  seeks capital growth.  The Portfolio normally invests at least 80% of its net           Inc.
                    assets in the  equity  securities  and  equity-related  instruments  of  companies  engaged  in technology-related  industries.  These  include,  but  are  not  limited  to,  various  applied technologies,  hardware,  software,  semiconductors,  telecommunications equipment and services and service-related companies in information technology.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds - Health  Sciences:  seeks capital  growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related           Inc.
                    instruments of companies that develop,  produce or distribute  products or services  related to health care. These companies  include,  but are not limited to, medical  equipment or supplies, pharmaceuticals, biotechnology, and healthcare providers and service companies.
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Financial  Services:  seeks capital growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related           Inc.
                    instruments of companies  involved in the financial  services sector.  These companies include, but are not limited to, banks,  insurance companies,  investment and miscellaneous  industries, and suppliers to financial services companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  GLOBAL EQUITY     Evergreen  VA  International  Equity  (f/k/a  Evergreen  VA  International  Growth and acquired
                    Evergreen  VA  Global  Leaders):  seeks  long-term  capital  growth  and,  secondarily,  modest income.  The Portfolio invests  primarily in equity securities issued by established,  quality,
                    non-U.S.  companies  located in countries  with developed  markets and may purchase  across all   Evergreen Investment
                    market  capitalizations.  The  Portfolio  normally  invests  at  least  65%  of its  assets  in   Management Company,
                    securities  of  companies  in at least three  different  countries  (other than the U.S.).  The           LLC
                    Portfolio may also invest in emerging markets.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
 SMALL CAP EQUITY   Evergreen VA Special Equity:  seeks capital  growth.  The Portfolio  normally  invests at least
                    80% of its assets in common  stocks of small  U.S.  companies  (i.e.,  companies  whose  market capitalizations  fall within the range of the Russell  2000(R)Index,  at the time of  purchase).
                    The remaining 20% of the  Portfolio's  assets may be represented by cash or invested in various   Evergreen Investment
                    cash  equivalents.  The Portfolio's  manager selects stocks of companies which it believes have   Management Company,
                    the potential for accelerated growth in earnings and price.                                               LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    Evergreen VA Omega:  seeks long-term capital growth.  The Portfolio invests primarily in common stocks and  securities  convertible  into  common  stocks of U.S.  companies  across all market
                    capitalizations.  The  Portfolio's  managers  employ  a  growth  style  of  equity  management.   Evergreen Investment
                    "Growth" stocks are stocks of companies that the Portfolio's  managers believe have anticipated   Management Company,
                    earnings ranging from steady to accelerated growth.                                                       LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     ProFund  VP  Europe  30:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
     EQUITY         correspond to the daily  performance of the ProFunds  Europe 30 Index.  The ProFunds  Europe 30
                    Index,  created by ProFund  Advisors,  is composed of 30 companies whose principal  offices are located  in Europe  and whose  securities  are  traded on U.S.  exchanges  or on the  NASDAQ as depositary  receipts or ordinary  shares.  The  component  companies in the ProFunds  Europe 30
                    Index are  determined  annually  based upon their U.S.  dollar-traded  volume.  Their  relative weights are determined based on a modified market capitalization method.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     ProFund VP Asia 30: seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance  of the ProFunds Asia 30 Index.  The ProFunds Asia 30 Index,  created by ProFund  Advisors,  is composed of 30 companies whose  principal  offices are located in the
                    Asia/Pacific  region,  excluding Japan, and whose securities are traded on U.S. exchanges or on
      EQUITY        the NASDAQ as depository  receipts or ordinary shares. The component  companies in the ProFunds
                    Asia 30 Index are  determined  annually  based  upon  their U.S.  dollar-traded  volume.  Their relative weights are determined based on the modified market capitalization method.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Japan: seeks daily investment results,  before fees and expenses, that correspond to the daily  performance  of the Nikkei 225 Stock  Average.  Since the  Japanese  markets are not open when  ProFund VP Japan  values its  shares,  ProFund VP Japan  determines  its  success in meeting this  investment  objective by comparing its daily return on a given day with the daily performance of related futures  contracts traded in the United States related to the Nikkei 225
                    Stock Average.  The Nikkei 225 Stock Average Index (Nikkei Index) is a modified  price-weighted index of the 225 most  actively  traded  and  liquid  Japanese  companies  listed  in the First
  INTERNATIONAL     Section of the Tokyo Stock  Exchange.  The Nikkei  Index is  calculated  from the prices of the   ProFund Advisors LLC
      EQUITY        225  Tokyo  Stock  Exchange   (TSE)  First  Section  stocks   selected  to  represent  a  broad
                    cross-section  of  Japanese  industries  and the overall  performance  of the  Japanese  equity market.  Nihon  Keizai  Shimbun,  Inc.  is the  sponsor of the Index.  Companies  in the Nikkei
                    Index are  reviewed  annually.  Emphasis  is  placed  on  maintaining  the  Index's  historical continuity while keeping the Index composed of stocks with high market  liquidity.  The sponsor consults with various market experts,  considers  company specific  information and the overall composition of the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Banks: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
                    the daily  performance  of the Dow Jones  U.S.  Banks  Index.  The Dow Jones U.S.  Banks  Index
                    measures  the  performance  of the  banking  industry  of the  U.S.  equity  market.  Component companies  include all  regional  and major U.S.  domiciled  international  banks,  savings and loans, savings banks,  thrifts,  building  associations and societies.  Investment and merchant banks are excluded.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Basic Materials:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S. Basic  Materials  Sector Index.  The
                    Dow Jones U.S. Basic  Materials  Sector Index measures the  performance of the basic  materials
      SECTOR        economic sector of the U.S. equity market.  Component  companies are involved in the production   ProFund Advisors LLC
                    of aluminum,  commodity chemicals,  specialty chemicals,  forest products,  non-ferrous metals, paper products, precious metals and steel.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  Biotechnology:  seeks daily  investment  results,  before fees and  expenses,  that correspond to the daily  performance of the Dow Jones U.S.  Biotechnology  Index. The Dow Jones
                    U.S.  Biotechnology  Index measures the performance of the  biotechnology  industry of the U.S.
      SECTOR        equity  market.  Component  companies  include  those engaged in genetic  research,  and/or the   ProFund Advisors LLC
                    marketing  and  development  of  recombinant  DNA  products.  Makers  of  artificial  blood and contract biotechnology researchers are also included in the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer Cyclical:  seeks daily investment results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Consumer Cyclical Sector Index. The
                    Dow Jones U.S.  Consumer  Cyclical  Sector  Index  measures  the  performance  of the  consumer cyclical  economic  sector of the U.S. equity market.  Component  companies  include  airlines, auto manufacturers,  auto parts, tires, casinos,  consumer  electronics,  recreational products and services,  restaurants,  lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer  Non-Cyclical:  seeks daily investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that correspond to the daily  performance of the Dow Jones U.S.  Consumer  Non-Cyclical  Sector
                    Index. The Dow Jones U.S.  Consumer  Non-Cyclical  Sector Index measures the performance of the consumer  non-cyclical  economic sector of the U.S. equity market.  Component companies include beverage  companies,  consumer service  companies,  durable and non-durable  household  product manufacturers, cosmetic companies, food products and agriculture and tobacco products.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Energy:  seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones U.S. Energy Sector Index.  The Dow Jones U.S. Energy
                    Sector  Index  measures  the  performance  of the  energy  sector  of the U.S.  equity  market.
                    Component  companies include oil drilling  equipment and services,  coal, oil  companies-major, oil companies-secondary,  pipelines, liquid, solid or gaseous fossil fuel producers and service companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Financial:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Financial  Sector  Index.  The Dow
                    Jones U.S.  Financial Sector Index measures the performance of the financial  services economic sector of the U.S.  equity market.  Component  companies  include  regional  banks;  major U.S.
                    domiciled  international banks; full line, life, and property and casualty insurance companies;
                    companies that invest,  directly or indirectly in real estate;  diversified financial companies such as Fannie  Mae,  credit card  insurers,  check  cashing  companies,  mortgage  lenders and investment  advisers;  securities  brokers and dealers,  including  investment banks,  merchant banks and online brokers; and publicly traded stock exchanges.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Healthcare:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Healthcare  Sector Index.  The Dow
                    Jones U.S.  Healthcare Sector Index measures the performance of the healthcare  economic sector of the U.S. equity market.  Component  companies  include health care providers,  biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Industrial:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Industrial  Sector Index.  The Dow
                    Jones U.S.  Industrial Sector Index measures the performance of the industrial  economic sector
                    of  the  U.S.  equity  market.   Component   companies   include  building   materials,   heavy
                    construction,  factory  equipment,  heavy machinery,  industrial  services,  pollution control,
                    containers  and  packaging,   industrial  diversified,   air  freight,  marine  transportation,
                    railroads,  trucking,  land-transportation  equipment,  shipbuilding,  transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Internet:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones Composite  Internet  Index.  The Dow Jones Composite
                    Internet Index measures the  performance of stocks in the U.S. equity markets that generate the majority  of their  revenues  from the  Internet.  The  Index is  composed  of two  sub-groups:
                    Internet  Commerce - companies that derive the majority of their revenues from providing  goods and/or  services  through an open network,  such as a web site.  Internet  Services - companies that derive the majority of their revenues from  providing  access to the Internet or providing services to people using the Internet.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Pharmaceuticals:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the Dow Jones  U.S.  Pharmaceuticals  Index.  The Dow
                    Jones U.S.  Pharmaceuticals  Index measures the performance of the pharmaceuticals  industry of the U.S. equity market.  Component  companies include the makers of prescription  drugs such as birth control pills and vaccines,  and over-the-counter  drugs, such as aspirin, cold remedies, as well as companies engaged in contract drug research..
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Precious Metals:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the  Philadelphia  Stock Exchange  Gold/Silver  Sector
                    Index. The  Philadelphia  Stock Exchange  Gold/Silver  Sector Index measures the performance of the gold and silver mining industry of the global equity market.  Component  companies  include companies  involved in the mining and production of gold,  silver,  and other precious  metals, precious stones and pearls.  The Index does not include  producers of commemorative  medals and coins that are made of these metals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Real  Estate:  seeks  daily  investment  results,  before  fees and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Real Estate  Index.  The Dow Jones
                    U.S. Real Estate Index measures the  performance of the real estate industry of the U.S. equity
                    market.   Component  companies  include  those  that  invest  directly  or  indirectly  through
      SECTOR        development,  management  or  ownership  of shopping  malls,  apartment  buildings  and housing   ProFund Advisors LLC
                    developments;  and real estate  investment  trusts ("REITs") that invest in apartments,  office and  retail  properties.  REITs are  passive  investment  vehicles  that  invest  primarily  in income-producing real estate or real estate related loans or interests.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Semiconductor:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Semiconductor  Index. The Dow Jones
                    U.S.  Semiconductor  Index measures the performance of the  semiconductor  industry of the U.S.
                    equity market.  Component  companies are engaged in the production of semiconductors  and other integrated chips, as well as other related products such as circuit boards and motherboards.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Technology:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Technology  Sector Index.  The Dow
                    Jones U.S.  Technology  Sector Index measures the  performance of the technology  sector of the
                    U.S.  equity  market.  Component  companies  include  those  involved in  computers  and office
                    equipment,  software,   communications  technology,   semiconductors,   diversified  technology
                    services and internet services.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Telecommunications:  seeks daily investment results,  before fees and expenses, that   ProFund Advisors LLC
                    correspond to the daily performance of the Dow Jones U.S.  Telecommunications Sector Index. The
                    Dow  Jones  U.S.   Telecommunications   Sector   Index   measures   the   performance   of  the
                    telecommunications  economic  sector of the U.S.  equity market.  Component  companies  include fixed-line communications and wireless communications companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Utilities:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Utilities  Sector  Index.  The Dow
      SECTOR        Jones U.S.  Utilities Sector Index measures the performance of the utilities economic sector of   ProFund Advisors LLC
                    the U.S. equity market.  Component  companies  include  electric  utilities,  gas utilities and water utilities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
THE PROFUND VP PORTFOLIOS  DESCRIBED  BELOW ARE AVAILABLE AS  SUB-ACCOUNTS  TO ALL ANNUITY  OWNERS.  EACH  PORTFOLIO  PURSUES AN INVESTMENT
STRATEGY THAT SEEKS TO PROVIDE DAILY  INVESTMENT  RESULTS,  BEFORE FEES AND EXPENSES,  THAT MATCH A WIDELY  FOLLOWED  INDEX,  INCREASE BY A
SPECIFIED FACTOR RELATIVE TO THE INDEX,  MATCH THE INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED  FACTOR.  THE
INVESTMENT  STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT  RESULTS OF THE APPLICABLE
INDEX.  IT IS RECOMMENDED  THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL  ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC
OR TACTICAL  ASSET  ALLOCATION  STRATEGY  INVEST IN THESE  PORTFOLIOS.  WE HAVE  ARRANGED THE  PORTFOLIOS  BASED ON THE INDEX ON WHICH IT'S
INVESTMENT STRATEGY IS BASED.
--------------------------------------------------------------------------------------------------------------------------------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P 500(R)Index is a measure of large-cap U.S. stock market  performance.  It is a capitalization  weighted index of 500 U.S.  operating companies and REITS selected by an S&P committee through a non-mechanical  process that factors criteria such as liquidity,  price,  market capitalization, financial viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bull: seeks daily investment results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
     S&P 500        the daily performance of the S&P 500(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bear: seeks daily investment results,  before fees and expenses,  that correspond to the inverse  (opposite) of the daily  performance of the S&P 500(R)Index.  If ProFund VP Bear is successful in meeting its objective,  its net asset value should gain  approximately  the same,
     S&P 500        on a  percentage  basis,  as any  decrease  in the S&P 500(R)Index when the Index  declines on a   ProFund Advisors LLC
                    given  day.  Conversely,  its  net  asset  value  should  lose  approximately  the  same,  on a percentage basis, as any increase in the Index when the Index rises on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  UltraBull:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to twice (200%) the daily  performance of the S&P 500(R)Index.  Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded  to one and one-half times (150%) the daily  performance of the S&P 500(R)Index. If
                    ProFund VP UltraBull is  successful in meeting its  objective,  its net asset value should gain
     S&P 500        approximately  twice as much, on a percentage basis, as the S&P 500(R)Index when the Index rises   ProFund Advisors LLC
                    on a given day.  Conversely,  its net asset value should lose approximately twice as much, on a percentage  basis,  as the Index when the Index  declines on a given day. Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded to one and one-half times the daily performance of the S&P 500(R)Index
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The NASDAQ-100 Index(R)includes 100 of the largest  non-financial  domestic and  international  issues listed on the NASDAQ Stock Market. To be eligible for inclusion  companies  cannot be in bankruptcy  proceedings  and must meet certain  additional  criteria  including  minimum
trading  volume  and  "seasoning,"  requirements.   The  Index  is  calculated  under  a  modified   capitalization-weighted   methodology.
Reconstitution and rebalancing occurs on an annual, quarterly and ongoing basis..
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP OTC: seeks daily investment  results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
                    the daily performance of the NASDAQ-100  Index(R).  "OTC" in the name of ProFund VP OTC refers to securities  that do not trade on a U.S.  securities  exchange  registered  under the Securities
                    Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund  VP  Short  OTC:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the inverse  (opposite) of the daily  performance  of the NASDAQ-100  Index(R).  If
                    ProFund VP Short OTC is  successful in meeting its  objective,  its net asset value should gain approximately  the same, on a percentage  basis, as any decrease in the NASDAQ-100  Index(R)when the Index declines on a given day.  Conversely,  its net asset value should lose  approximately the same, on a percentage  basis,  as any increase in the Index when the Index rises on a given day.  "OTC" in the name of  ProFund VP Short OTC  refers to  securities  that do not trade on a
                    U.S. securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP UltraOTC:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to twice  (200%) the daily  performance  of the  NASDAQ-100  Index(R).  If ProFund VP UltraOTC is
                    successful in meeting its  objective,  its net asset value should gain  approximately  twice as much,  on a percentage  basis,  as the  NASDAQ-100  Index(R)when the Index rises on a given day.
                    Conversely,  its net asset  value  should lose  approximately  twice as much,  on a  percentage basis,  as the Index when the Index  declines  on a given day.  "OTC" in the name of ProFund VP
                    UltraOTC refers to securities that do not trade on a U.S.  securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P MidCap 400 Index(R)is a measure of mid-size  company U.S. stock market  performance.  It is a  capitalization  weighted index of 400
U.S.  operating  companies  and REITS.  Securities  are selected for inclusion in the index by an S&P  committee  through a  non-mechanical process that factors  criteria  such as liquidity,  price,  market  capitalization,  financial  viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  S&P MIDCAP 400    ProFund VP Mid-Cap  Value:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond  to the  daily  performance  of the  S&P  MidCap  400/Barra  Value  Index(R).  The S&P
                    MidCap400/Barra Value Index(R)is a market capitalization  weighted index comprised of the stocks in the S&P MidCap 400 Index that have  comparatively  low  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Mid-Cap  Growth:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the S&P MidCap 400/Barra Growth Index(R).  The S&P MidCap
  S&P MIDCAP 400    400/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in   ProFund Advisors LLC
                    the S&P MidCap 400 Index(R)that have  comparatively  high  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  UltraMid-Cap:  seeks  daily  investment  results,  before fees and  expenses,  that correspond to twice (200%) the daily  performance  of the S&P MidCap 400 Index(R).  If ProFund VP
                    UltraMid-Cap  is  successful  in  meeting  its  objective,  its net  asset  value  should  gain
  S&P MIDCAP 400    approximately  twice as much,  on a  percentage  basis,  as the S&P MidCap 400 Index(R)when the   ProFund Advisors LLC
                    Index rises on a given day.  Conversely,  its net asset value should lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P SmallCap 600 Index(R)consists of 600 domestic  stocks chosen for market size,  liquidity,  and industry group  representation.  The
Index comprises stocks from the industrial, utility, financial, and transportation sectors.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Value:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P  SmallCap  600/Barra  Value  Index(R).  The S&P
                    SmallCap  600/Barra  Value Index(R)is a market  capitalization  weighted index  comprised of the stocks in the S&P SmallCap  600/Barra Value Index(R)that have  comparatively  low  price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Value  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Growth:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P SmallCap  600/Barra  Growth  Index(R).  The S&P
                    SmallCap  600/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in the S&P SmallCap  600/Barra Growth Index(R)that have  comparatively high price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Growth  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The Russell 2000 Index(R)is a measure of small-cap U.S. Stock market  performance.  It is an adjusted market  capitalization  weighted index containing  approximately 2000 of the smallest  companies in the Russell 3000 Index or approximately 8% of the total market  capitalization of the Russell 3000 Index,  which in turn represents  approximately 98% of the investable U.S. equity market.  All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion.  Reconstitution  occurs  annually.  Securities are not replaced if they leave the index.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   RUSSELL 2000     ProFund VP  UltraSmall-Cap:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to twice (200%) the daily  performance  of the Russell  2000(R)Index.  If ProFund VP
                    UltraSmall-Cap  is  successful  in meeting  its  objective,  its net asset  value  should  gain approximately  twice as much, on a percentage  basis, as the Russell 2000 Index(R)when the Index rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
30 Year U.S. Treasury Bond
--------------------------------------------------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP U.S.  Government  Plus: seeks daily  investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that  correspond  to one and  one-quarter  times  (125%) the daily  price  movement of the most recently  issued  30-year U.S.  Treasury  Bond ("Long  Bond").  In  accordance  with its stated
                    objective,  the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest  rates  rise.  If  ProFund  VP U.S.  Government  Plus is  successful  in  meeting  its objective,  its net asset value should gain  approximately  one and one-quarter times (125%) as much,  on a percentage  basis,  as any daily  increase in the price of the Long Bond on a given day.  Conversely,  its net asset value should lose  approximately  one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP Rising Rates Opportunity:  seeks daily investment results, before fees and expenses,   ProFund Advisors LLC
                    that correspond to one and one-quarter  times (125%) the inverse  (opposite) of the daily price movement of the most recently  issued 30-year U.S.  Treasury Bond ("Long Bond").  In accordance with its  stated  objective,  the net  asset  value of  ProFund  VP  rising  Rates  Opportunity generally  should  decrease as interest  rates fall. If ProFund VP Rising Rates  Opportunity is successful  in meeting its  objective,  its net asset value should gain  approximately  one and one-quarter  times as much, on a percentage  basis, as any daily decrease in the Long Bond on a given day.  Conversely,  its net asset value  should  lose  approximately  one and  one-quarter times as much, on a percentage basis, as any daily increase in the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------

Each  portfolio of the First Defined  Portfolio Fund LLC invests in the securities of a relatively few number of issuers or in a particular sector of the economy.  Since the assets of each  portfolio are invested in a limited number of issuers or a limited sector of the economy, the net asset value of the portfolio may be more susceptible to a single adverse economic,  political or regulatory occurrence.  Certain of the  portfolios  may also be subject to  additional  market risk due to their  policy of  investing  based on an  investment  strategy  and generally not buying or selling  securities in response to market  fluctuations.  Each  portfolio's  relative lack of diversity and limited ongoing management may subject Owners to greater market risk than other portfolios.

The stock selection date for each of the strategy  Portfolios of the First Defined  Portfolio Fund LLC is on or about December 31st of each year. The holdings for each strategy  Portfolio  will be adjusted  annually on or about  December 31st in accordance  with the  Portfolio's investment  strategy.  At that time,  the  percentage  relationship  among the shares of each issuer held by the Portfolio is  established.
Through the next one-year  period that  percentage  will be  maintained  as closely as  practicable  when the  Portfolio  makes  subsequent purchases and sales of the securities.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       First Trust(R)10 Uncommon  Values:  seeks to provide  above-average  capital  appreciation.  The   First Trust Advisors
                    Portfolio  seeks to achieve its  objective  by  investing  primarily  in the ten common  stocks           L.P.
                    selected by the Investment  Policy Committee of Lehman Brothers Inc.  ("Lehman  Brothers") with the assistance of the Research  Department of Lehman  Brothers which, in their opinion have the
      BLEND         greatest  potential for capital  appreciation  during the next year. The stocks included in the
                    Portfolio  are adjusted  annually on or about July 1st in  accordance  with the  selections  of
                    Lehman Brothers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 BLENDED STRATEGY   Target  Managed VIP:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to   First Trust Advisors
                    achieve its objective by investing in common stocks of the most  attractive  companies that are            L.P.
                    identified  by a model based on six  uniquely  specialized  strategies  - The Dowsm DART 5, the
                    European  Target 20,  the  Nasdaq(R)Target 15, the S&P Target 24, the Target  Small Cap and the
                    Value Line(R)Target 25.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    The DowSM  DART 10:  seeks to  provide  above-average  total  return.  The  Portfolio  seeks to   First Trust Advisors
                    achieve its objective by investing in common  stocks  issued by companies  that are expected to           L.P.
                    provide  income and to have the  potential  for capital  appreciation.  The  Portfolio  invests primarily in the common stocks of the ten companies in the DJIA that have the highest  combined dividend yields and buyback ratios on or about the applicable stock selection date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Global Target 15: seeks to provide  above-average  total return. The Portfolio seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to provide income and to have the potential for capital  appreciation.  The Portfolio invests primarily in
                    the common  stocks of the companies  which are  components  of the DJIA,  the  Financial  Times   First Trust Advisors
  GLOBAL EQUITY     Industrial  Ordinary Share Index ("FT Index") and the Hang Seng Index. The Portfolio  primarily           L.P.
                    consists of common stocks of the five  companies  with the lowest per share stock prices of the ten  companies in each of the DJIA, FT Index and Hang Seng Index,  respectively,  that have the highest dividend yield in the respective index on or about the applicable stock selection date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    S&P Target 24: seeks to provide  above-average  total return.  The  Portfolio  seeks to achieve its  objective by investing in common  stocks  issued by companies  that have the potential for
    LARGE CAP       capital  appreciation.  The Portfolio  invests  primarily in the common  stocks of  twenty-four   First Trust Advisors
      GROWTH        companies  selected from a subset of the stocks included in the Standard & Poor's 500 Composite           L.P.
                    Stock Price Index.  The subset of stocks will be taken from each of the eight largest  economic sectors of the S&P 500 Index based on the sector's market capitalization.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       Nasdaq(R)Target  15:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to   First Trust Advisors
                    achieve its objective by investing in common  stocks  issued by companies  that are expected to           L.P.
                    have the potential for capital  appreciation.  The  Portfolio  invests  primarily in the common
      GROWTH        stocks of fifteen companies  selected from a pre-screened  subset of the stocks included in the
                    Nasdaq-100 Index on or about the applicable stock selection date through a multi-step process.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      INTER-        The Prudential  Series Fund,  Inc. - SP William Blair  International  Growth (f/k/a SP Jennison
                    International  Growth):  seeks long-term growth of capital.  The Portfolio invests primarily in equity-related  securities  of foreign  issuers that the  Sub-adviser  thinks will  increase in value over a period of years.  The  Portfolio  invests  primarily  in the common stock of large and  medium-sized  foreign  companies.  Under normal  circumstances,  the Portfolio  invests at least 65% of its total  assets in common  stock of foreign  companies  operating or based in at
 NATIONAL EQUITY    least five different  countries.  The Portfolio  looks  primarily for stocks of companies whose        Prudential
                    earnings are growing at a faster rate than other  companies and that have above average  growth     Investments LLC/
                    in earnings and cash flow, improving profitability,  strong balance sheets, management strength     William Blair &
                    and strong  market  share for its  products.  The  Portfolio  also tries to buy such  stocks at       Company, LLC
                    attractive prices in relation to their growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R),"  "Standard & Poor's 500," and "500" are trademarks of the  McGraw-Hill  Companies,  Inc. and have been licensed for use by American Skandia Investment Services,  Incorporated.  The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

"Dow Jones Industrial  Averagesm",  "DJIAsm",  "Dow  Industrialssm",  "The Dowsm", and "The Dow 10sm", are service marks of Dow Jones &
Company,  Inc. ("Dow Jones") and have been licensed for use for certain  purposes by First Trust  Advisors L.P.  ("First  Trust").  The
portfolios,  including,  and in particular the Target Managed VIP portfolio and The DowSM DART 10 portfolio,  are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The  McGraw-Hill  Companies,  Inc. and have been  licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target  Managed VIP  Portfolio.  The  Portfolios
are not sponsored,  endorsed,  managed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation  regarding the advisability of investing in the Portfolio.

"The Nasdaq 100(R)",  "Nasdaq-100 Index(R)",  "Nasdaq Stock Market(R)",  and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market,
Inc.  (which  with its  affiliates  are the  "Corporations")  and have been  licensed  for use by First  Trust.  The  Nasdaq  Target 15
Portfolio and Target Managed VIP Portfolio have not been passed on by the  Corporations as to its legality or  suitability.  The Nasdaq
Target 15  Portfolio  and Target  Managed  VIP  Portfolio  are not  issued,  endorsed,  sponsored,  managed,  sold or  promoted  by the
Corporations.  The  Corporations  make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target
Managed VIP Portfolio.

"Value Line(R)," "The Value Line Investment  Survey," and "Value Line  TimelinessTM  Ranking  System" are registered  trademarks of Value
Line  Securities,  Inc. or Value Line  Publishing,  Inc. The Target  Managed  VIP(R)Portfolio is not  sponsored,  recommended,  sold or promoted by Value Line  Publishing,  Inc.,  Value  Line,  Inc.  or Value Line  Securities,  Inc.  ("Value  Line").  Value Line makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R)10 Uncommon  Values  portfolio is not  sponsored  or created by Lehman  Brothers,  Inc.  ("Lehman  Brothers").  Lehman
Brothers' only  relationship  to First Trust is the licensing of certain  trademarks and trade names of Lehman  Brothers and of the "10
Uncommon  Values" which is determined,  composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R)10
Uncommon Values portfolio.

Dow Jones has no  relationship  to the ProFunds VP, other than the licensing of the Dow Jones sector  indices and its service marks for use in  connection  with the  ProFunds  VP. The  ProFunds VP are not  sponsored,  endorsed,  sold,  or promoted by Standard & Poor's or
NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED ALLOCATIONS?
We offer Fixed Allocations of different  durations during the accumulation  period.  These "Fixed  Allocations" earn a guaranteed fixed rate of interest for a specified  period of time,  called the  "Guarantee  Period." In most  states,  we offer Fixed  Allocations  with
Guarantee  Periods from 1 to 10 years. We may also offer special purpose Fixed  Allocations  for use with certain  optional  investment programs.  We guarantee  the fixed rate for the entire  Guarantee  Period.  However,  if you withdraw or transfer  Account Value before the end of the Guarantee  Period,  we will adjust the value of your  withdrawal or transfer based on a formula,  called a "Market Value
Adjustment."  The Market  Value  Adjustment  can either be  positive  or  negative,  depending  on the rates that are  currently  being credited on Fixed  Allocations.  Please refer to the section  entitled "How does the Market Value  Adjustment  Work?" for a description of the formula  along with examples of how it is  calculated.  You may allocate  Account  Value to more than one Fixed  Allocation at a time.

Fixed  Allocations may not be available in all states.  Availability of Fixed  Allocations is subject to change and may differ by state and by the  annuity  product  you  purchase.  Please  call  American  Skandia at  1-800-766-4530  to  determine  availability  of Fixed
Allocations in your state and for your annuity product.

FEES AND CHARGES

The charges under the contracts are designed to cover, in the aggregate,  our direct and indirect costs of selling,  administering  and providing  benefits under the contracts.  They are also  designed,  in the aggregate,  to compensate us for the risks of loss we assume pursuant to the  contracts.  If, as we expect,  the charges that we collect  from the  contracts  exceed our total costs in  connection with the  contracts,  we will earn a profit.  Otherwise  we will incur a loss.  The rates of certain of our charges  have been set with reference  to  estimates  of the amount of  specific  types of expenses or risks that we will  incur.  In most cases,  this  prospectus identifies  such  expenses  or risks in the name of the  charge;  however,  the fact that any charge  bears the name of, or is designed primarily  to defray a  particular  expense or risk does not mean that the amount we collect  from that  charge will never be more than the amount of such  expense or risk.  Nor does it mean that we may not also be  compensated  for such  expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent  Deferred Sales Charge:  We do not deduct a sales charge from Purchase  Payments you make to your Annuity.  However,  we may deduct a  Contingent  Deferred  Sales Charge or CDSC if you  surrender  your  Annuity or when you make a partial  withdrawal.  The CDSC reimburses us for expenses  related to sales and  distribution of the Annuity,  including  commissions,  marketing  materials and other promotional  expenses.  The CDSC is  calculated as a percentage of your Purchase  Payment  being  surrendered  or withdrawn  during the applicable  Annuity Year. For purposes of  calculating  the CDSC, we consider the year following the Issue Date of your Annuity as Year
1.  The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity.  The CDSC percentages are shown below.

                  ------------------- ----- ------ ----- ------ ------ ----- ------ ----- ------ ----- ------

                  YEARS                1      2     3      4      5     6      7     8      9     10    11+
                  ------------------- ----- ------ ----- ------ ------ ----- ------ ----- ------ ----- ------
                  ------------------- ----- ------ ----- ------ ------ ----- ------ ----- ------ ----- ------

                  CHARGE (%)          9.0    9.0   8.5    8.0    7.0   6.0    5.0   4.0    3.0   2.0    0.0
                  ------------------- ----- ------ ----- ------ ------ ----- ------ ----- ------ ----- ------

The CDSC period is based on the Issue Date of the Annuity,  not on the date each Purchase  Payment is applied to the Annuity.  Purchase
Payments  applied to the  Annuity  after the Issue Date do not have their own CDSC  period.  Under  certain  circumstances,  during the first ten (10) Annuity  Years,  you can withdraw a limited  amount from your Annuity  without  paying a CDSC.  This is referred to as a
"Free  Withdrawal."  Free  Withdrawals  are not treated as a withdrawal of Purchase  Payments for purposes of calculating the CDSC on a subsequent  withdrawal  or  surrender.  Withdrawals  of amounts  greater  than the  maximum  Free  Withdrawal  amount are  treated as a withdrawal of Purchase  Payments and will be assessed a CDSC during  Annuity Years 1 through 10. For purposes of  calculating  the CDSC on surrender or a partial  withdrawal,  the Purchase  Payments being withdrawn may be greater than your remaining  Account Value or the amount of your  withdrawal  request.  This is most  likely  to occur if you have  made  prior  withdrawals  under  the Free  Withdrawal provision or if your Account Value has declined in value due to negative market performance.

We may waive the CDSC under certain  medically-related  circumstances or when taking a Minimum  Distribution  from an Annuity purchased as a "qualified"  investment.  Free Withdrawals,  Medically-Related  Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

Transfer Fee:  Currently,  you may make twenty (20) free transfers between  investment options each Annuity Year. We will charge $10.00 for each  transfer  after the  twentieth in each Annuity Year.  We do not consider  transfers  made as part of a dollar cost  averaging program when we count the twenty free  transfers.  Transfers made as part of a rebalancing,  asset  allocation or similar  program will be subject to the  twenty-transfer  limit.  However,  all transfers made on the same day will be treated as one (1) transfer.  Renewals or transfers of Account Value from a Fixed  Allocation  at the end of its Guarantee  Period are not subject to the Transfer Fee and are not counted  toward the twenty free  transfers.  We may reduce the number of free  transfers  allowable each Annuity Year (subject to a minimum of eight) without  charging a Transfer Fee unless you make use of electronic means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically or through other means that reduce our processing costs.
If enrolled in any program  that does not permit  transfer  requests to be  transmitted  electronically,  the  Transfer Fee will not be waived.

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $35.00 or
2% of your Account Value invested in the variable  investment  options,  whichever is less.  This fee will be deducted  annually on the anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year,  the fee is deducted at the time of surrender.  We may increase the Annual  Maintenance  Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax Charges:  Several  states and some  municipalities  charge premium taxes or similar taxes on annuities that we are required to pay.
The amount of tax will vary from  jurisdiction to jurisdiction  and is subject to change.  The tax charge currently ranges up to 3 1/2% of your premium and is designed to  approximate  the taxes that we are  required to pay. We  generally  will deduct the charge at the time the tax is imposed,  but may also decide to deduct the charge from each  Purchase  Payment at the time of a withdrawal  or surrender of your Annuity or at the time you elect to begin receiving  annuity  payments.  We may assess a charge against the  Sub-accounts  and the
Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance  Charge:  We deduct an Insurance Charge daily against the average daily assets allocated to the  Sub-accounts.  The Insurance
Charge is equal to 0.65% on an annual basis.  The Insurance  Charge is the  combination  of the Mortality & Expense Risk Charge (0.50%)
and the  Administration  Charge (0.15%).  The Insurance  Charge is intended to compensate  American Skandia for providing the insurance benefits under the Annuity,  including the Annuity's basic death benefit that provides  guaranteed  benefits to your beneficiaries even if the market declines and the risk that persons we guarantee  annuity  payments to will live longer than our  assumptions.  The charge also covers administrative costs associated with providing the Annuity benefits,  including  preparation of the contract,  confirmation statements,  annual account  statements and annual reports,  legal and accounting fees as well as various  related  expenses.  Finally, the charge covers the risk that our  assumptions  about the mortality  risks and expenses  under this Annuity are incorrect and that we have agreed not to increase  these  charges over time  despite our actual  costs.  We may  increase the portion of the total  Insurance
Charge that is deducted for  administrative  costs;  however,  any increase  will only apply to Annuities  issued after the date of the increase.

American  Skandia may make a profit on the  Insurance  Charge if, over time,  the actual cost of  providing  the  guaranteed  insurance obligations  under the  Annuity  are less than the amount we deduct  for the  Insurance  Charge.  To the extent we make a profit on the
Insurance Charge,  such profit may be used for any other corporate  purpose,  including payment of other expenses that American Skandia incurs in promoting,  issuing and  administering  the Annuity and to offset a portion of the costs  associated  with  offering  Credits which are funded through American  Skandia's  general account.  The Insurance Charge is deducted against your Annuity's  Account Value, which  includes  the amount of any Credits we apply to your  Purchase  Payments and any  increases  or decreases in your Account  Value based on market  fluctuations  of the  Sub-accounts.  Any profit that American  Skandia may make on the Insurance  Charge may include a profit on the  portion of the  Account  Value  that  represents  Credits  applied to the  Annuity,  as well as profits  based on market appreciation of the Sub-account values.

The  Insurance  Charge  is not  deducted  against  assets  allocated  to a Fixed  Allocation.  However,  the  amount we credit to Fixed
Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

Distribution  Charge:  We  deduct  a  Distribution  Charge  daily  against  the  average  assets  allocated  to the  Sub-accounts.  The
Distribution  Charge  is equal to 1.00% on an  annual  basis in  Annuity  Years 1 through  10.  After the end of the first ten  Annuity
Years,  the 1.00% charge for  distribution  will no longer be assessed.  The  Distribution  Charge is intended to  compensate  us for a portion of our acquisition  expenses under the Annuity,  including  promotion and distribution of the Annuity and costs associated with offering  Credits which are funded through  American  Skandia's  general  account.  The  Distribution  Charge is deducted  against your
Annuity's  Account Value,  which  includes the amount of any Credits we apply to your Purchase  Payments and any increases or decreases in your  Account  Value  based on market  fluctuations  of the  Sub-accounts  will affect the charge.  A portion of the  proceeds  that
American Skandia receives from the Distribution  Charge may include amounts based on the Account Value that represents  Credits applied to the Annuity, as well as amounts based on market appreciation of the Sub-account values.

Optional  Benefits  for which we Assess a Charge  Solely  Against the Variable  Investment  Options:  If you elect to purchase  certain optional  benefits,  we  will  deduct  an  additional  charge  on a daily  basis  solely  from  your  Account  Value  allocated  to the
Sub-accounts.  The  additional  charge is  included  in the daily  calculation  of the Unit Price for each  Sub-account.  We may assess charges for other  optional  benefits on a different  basis as  described  elsewhere  in the  Prospectus.  Please  refer to the section entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges  directly  against the  Portfolios.  However,  each  Portfolio  charges a total annual fee comprised of an investment  management fee,  operating  expenses and any distribution and service (12b-1) fees that may apply.  These fees are deducted daily by each  Portfolio  before it provides  American  Skandia  with the net asset value as of the close of  business  each day.  More detailed  information  about fees and charges can be found in the  prospectuses  for the  Portfolios.  Please  also see  "Service  Fees
Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted  when  determining  the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge  against  Account Value  allocated to the  Sub-accounts,  we also take into  consideration mortality,  expense,  administration,  profit and other factors in determining the interest rates we credit to Fixed  Allocations.  Any
CDSC or Tax Charge  applies to amounts that are taken from the variable  investment  options or the Fixed  Allocations.  A Market Value
Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In certain states,  we are required to pay a tax if and when you exercise your right to receive periodic annuity  payments.  The amount of the tax we must pay will depend on the applicable  jurisdiction.  When you  annuitize,  we will apply a charge of up to 3.5% of your
Account  Value,  depending on the  applicable  jurisdiction  to cover the tax we must pay. If you select a fixed  payment  option,  the amount of each fixed  payment  will depend on the Account  Value of your Annuity  when you elected to  annuitize.  There is no specific charge deducted from these payments;  however,  the amount of each annuity payment reflects  assumptions about our insurance  expenses.
If you select a variable  payment option that we may offer,  then the amount of your benefits will reflect changes in the value of your
Annuity and will continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or  eliminate  certain  fees and  charges  or alter the manner in which the  particular  fee or charge is  deducted.  For example,  we may  reduce  the  amount of the CDSC or the  length of time it  applies,  reduce or  eliminate  the  amount of the  Annual
Maintenance Fee or reduce the portion of the total Insurance  Charge that is deducted as an  Administration  Charge.  Generally,  these types of  changes  will be based on a  reduction  to our  sales,  maintenance  or  administrative  expenses  due to the  nature  of the individual  or group  purchasing  the Annuity.  Some of the factors we might  consider in making such a decision  are: (a) the size and type of group;  (b) the number of Annuities  purchased by an Owner;  (c) the amount of Purchase  Payments or  likelihood  of additional
Purchase  Payments;  and/or (d) other  transactions where sales,  maintenance or administrative  expenses are likely to be reduced.  We will not discriminate  unfairly between Annuity  purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial Purchase Payment:  You must make a minimum initial Purchase Payment of $10,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial Purchase Payment provided that,  within the first
Annuity Year, you make at least $10,000 in total Purchase Payments.

Where allowed by law, initial and additional  Purchase  Payments in excess of $1,000,000  require our approval prior to acceptance.  We may apply certain  limitations  and/or  restrictions on the Annuity as a condition of our acceptance,  including limiting the liquidity features or the Death  Benefit  protection  provided  under the  Annuity,  limiting  the right to make  additional  Purchase  Payments, changing  the  number of  transfers  allowable  under the  Annuity  or  restricting  the  Sub-accounts  or Fixed  Allocations  that are available.  Other limitations and/or restrictions may apply.

Except as noted below,  Purchase  Payments  must be  submitted  by check drawn on a U.S.  bank,  in U.S.  dollars,  and made payable to
American  Skandia.  Purchase  Payments  may  also  be  submitted  via  1035  exchange  or  direct  transfer  of  funds.  Under  certain circumstances,  Purchase  Payments may be  transmitted  to American  Skandia via wiring funds  through your  investment  professional's broker-dealer  firm.  Additional  Purchase  Payments may also be applied to your Annuity under an  arrangement  called "bank  drafting"
                      ----------
where you  authorize  us to  deduct  money  directly  from your bank  account.  We may  reject  any  payment  if it is  received  in an unacceptable form.  Our acceptance of a check is subject to our ability to collect funds.

Age Restrictions:  The Owner must be age 75 or under as of the Issue Date of the Annuity.  If the Annuity is owned jointly,  the oldest of the Owners must be age 75 or under on the Issue Date. If the Annuity is owned by an entity,  the  Annuitant  must be age 75 or under as of the Issue Date.  You should  consider your need to access your Account Value and whether the  Annuity's  liquidity  features will satisfy that need.  If you take a  distribution  prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  The  availability  and level of protection of certain  optional  benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

Special Considerations for Purchasers of Bonus or Credit Products
X        This Annuity  features an annual  Insurance  Charge of 0.65% and an annual  Distribution  Charge of 1.00%.  We only deduct the
     Distribution  Charge during the first 10 years following the effective date of your Annuity.  During the first 10 years, the total asset-based charges on this Annuity are higher than many of our other annuities.
X        The CDSC on this Annuity is higher and is deducted  for a longer  period of time as compared to our other  annuities.  As with any  investment  product that features a CDSC,  you should  consider your need to access your account value during the CDSC period and whether the liquidity  provision  under the Annuity will satisfy that need. The CDSC is only deducted if you make a withdrawal that exceeds the free  withdrawal  amount or choose to surrender your Annuity.  If you make a withdrawal or surrender your Annuity and are subject to a CDSC, we do not recover the XTra CreditSM amount.
X        The XTra  CreditSM  amount is included in your  Account  Value.  However,  American  Skandia may take back the  original  XTra
     CreditSM amount applied to your Purchase  Payment if you "free-look"  your Annuity or within twelve (12) months of having received an XTra Credit  amount,  you die or elect to withdraw  your Account  Value under the  medically-related  surrender  provision.  In these  situations,  your Account Value could be substantially  reduced.  However,  any investment gain on the XTra CreditSM amount will not be recovered.  Additional  conditions and  restrictions  apply. We do not deduct a CDSC in any situation where we recover the XTra CreditSM amount.

Owner, Annuitant and Beneficiary Designations: On your Application, we will ask you to name the Owner(s), Annuitant and one or more
Beneficiaries for your Annuity.

|X|      Owner:  The  Owner(s)  holds all  rights  under the  Annuity.  You may name  more than one Owner in which  case all  ownership
         -----
       rights are held jointly.  However,  this Annuity does not provide a right of survivorship.  Refer to the Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant  is the person we agree to make  annuity  payments  to and upon whose life we continue to make such
         ---------
       payments.  You must name an Annuitant who is a natural  person.  We do not accept a designation of joint  Annuitants  during the accumulation  period. Where allowed by law, you may name one or more Contingent  Annuitants.  A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date.  Please refer to the discussion of  "Considerations  for Contingent
       Annuitants" in the Tax Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the person(s) or entity you name to receive the death  benefit.  If no beneficiary is named
         -----------
       the death benefit will be paid to you or your estate.

Your right to make certain  designations  may be limited if your Annuity is to be used as an IRA or other  "qualified"  investment that is given  beneficial  tax  treatment  under  the Code.  You  should  seek  competent  tax  advice on the  income,  estate  and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner,  Annuitant  and  Beneficiary  designations  by sending us a request in writing.  Where  allowed by law,  such changes will be subject to our acceptance.  Some of the changes we will not accept include, but are not limited to:
|X|      a new Owner  subsequent to the death of the Owner or the first of any joint Owners to die,  except where a  spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary  is the  surviving  spouse unless you elect an alternative  Beneficiary  designation.  Unless  you elect an  alternative  Beneficiary  designation,  upon the death of either  spousal
Owner,  the  surviving  spouse may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit  payment.  The Death
Benefit  that  would  have been  payable  will be the new  Account  Value of the  Annuity  as of the date of due proof of death and any required proof of a spousal  relationship.  As of the date the assumption is effective,  the surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new purchaser of the same  attained age. For purposes of  determining  any future Death Benefit for the  beneficiary  of the surviving  spouse,  the new Account Value will be considered as the initial  Purchase
Payment.  No CDSC  will  apply to the new  Account  Value.  However,  any  additional  Purchase  Payments  applied  after  the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the  surviving  spouse is named as a Contingent  Annuitant,  upon the death of the  Annuitant, the surviving  spouse will become the  Annuitant.  No Death Benefit is payable upon the death of the  Annuitant.  However,  the Account
Value of the Annuity as of the date of due proof of death of the Annuitant  (and any required proof of the spousal  relationship)  will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

If after  purchasing  your  Annuity  you change  your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel  period.  This is often  referred to as a  "free-look."  Depending  on the state in which you purchased your Annuity and, in some states,  if you purchased the Annuity as a replacement  for a prior  contract,  the right to cancel period may be ten (10) days,  twenty-one  (21) days or longer,  measured from the time that you received  your  Annuity.  If you return your Annuity during the applicable  period,  we will refund your current  Account Value plus any tax charge  deducted.  This amount may be higher or lower than your  original  Purchase  Payment.  Where  required by law, we will return your  current  Account  Value or the amount of your initial  Purchase  Payment,  whichever  is greater.  The same rules may apply to an Annuity that is purchased as an IRA.
If you return your Annuity, we will not return any Credits we applied to your Annuity based on your Purchase Payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum amount that we accept as an additional  Purchase  Payment is $100 unless you participate in American  Skandia's  Systematic
Investment Plan or a periodic  purchase payment program.  We will allocate any additional  Purchase Payments you make according to your most recent allocation  instructions,  unless you request new allocations when you submit a new Purchase Payment.  Additional  Purchase
Payments may be paid at any time before the Annuity Date.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your  Annuity by  authorizing  us to deduct money  directly  from your bank account and
              ----------
applying it to your  Annuity.  This type of program is often  called  "bank  drafting".  We call our bank  drafting  program  "American
Skandia's  Systematic  Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable  investment options when  applied.  Bank  drafting  allows you to invest in your  Annuity with a lower  initial  Purchase  Payment,  as long as you authorize  payments  that will  equal at least  $10,000  during the first 12 months of your  Annuity.  We may  suspend  or cancel  bank drafting privileges if sufficient funds are not available from the applicable  financial  institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified  investments.  If your employer sponsors such a program,  we may agree to accept  periodic  Purchase  Payments  through  a salary  reduction  program  as long as the  allocations  are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $10,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial  Purchase  Payment:  Once we accept your  application,  we invest your net Purchase  Payment in the  Annuity.  The net Purchase
Payment is your initial  Purchase  Payment  minus any tax charges  that may apply.  On your  application  we ask you to provide us with instructions  for allocating your Account Value.  You can allocate  Account Value to one or more variable  investment  options or Fixed
Allocations.

Subsequent  Purchase  Payments:  We will allocate any additional  Purchase  Payments you make according to your most recent  allocation instructions.  If any rebalancing or asset allocation  programs are in effect,  the allocation  should conform with such a program.  We assume that your most recent  allocation  instructions  are valid for  subsequent  Purchase  Payments  until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

HOW DO I RECEIVE CREDITS?

We apply a "Credit" to your  Annuity's  Account  Value each time you make a Purchase  Payment  during the first six (6) Annuity  Years.
The amount of the Credit is payable  from our  general  account.  The  amount of the Credit  depends on the  Annuity  Year in which the
Purchase Payment(s) is made, according to the table below:

                                       ------------------------ ----------------------
                                            Annuity Year               Credit
                                       ------------------------ ----------------------
                                       ------------------------ ----------------------
                                                  1                     6.00%
                                                  2                     5.00%
                                                  3                     4.00%
                                                  4                     3.00%
                                                  5                     2.00%
                                                  6                     1.00%
                                                 7+                     0.00%
                                       ------------------------ ----------------------

Credits Applied to Purchase Payments for Designated Class of Annuity Owner
Prior to May 1, 2004,  where  allowed  by state law,  Annuities  could be  purchased  by a member of the class  defined  below,  with a different  table of Credits.  The Credit applied to all Purchase  Payments on such Annuities is as follows based on the Annuity Year in which the Purchase  Payment was made:  Year 1 - 9.0%; Year 2 - 9.0%; Year 3 - 8.5%; Year 4 - 8.0%; Year 5 - 7.0%; Year 6 - 6.0%; Year 7
- 5.0%; Year 8 - 4.0%; Year 9 - 3.0%; Year 10 - 2%; Year 11+ - 0.0%.

The designated class of Annuity Owners  included:  (a) any parent company,  affiliate or subsidiary of ours; (b) an officer,  director, employee,  retiree, sales representative,  or in the case of an affiliated  broker-dealer,  registered  representative of such company;
(c) a director,  officer or trustee of any  underlying  mutual fund;  (d) a director,  officer or employee of any  investment  manager, sub-advisor,  transfer agent, custodian,  auditing,  legal or administrative services provider that is providing investment management, advisory,  transfer  agency,  custodianship,  auditing,  legal  and/or  administrative  services  to an  underlying  mutual fund or any affiliate of such firm; (e) a director,  officer,  employee or registered  representative  of a broker-dealer  or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing,  Incorporated;  (f) a director,  officer, employee or authorized  representative  of any firm  providing us or our  affiliates  with regular  legal,  actuarial,  auditing,  underwriting, claims,  administrative,  computer support,  marketing,  office or other services; (g) the then current spouse of any such person noted
in (b) through (f),  above;  (h) the parents of any such person  noted in (b) through (g),  above;  (i) the  child(ren)  or other legal dependent  under the age of 21 of any such person  noted in (b) through  (h);  and (j) the  siblings of any such  persons  noted in (b)
through (h) above.

All other terms and conditions of the Annuity apply to Owners in the designated class.

HOW ARE CREDITS APPLIED TO MY ACCOUNT VALUE?
Each Credit is allocated to your Account  Value at the time the Purchase  Payment is applied to your Account  Value.  The amount of the
Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

Examples of Applying Credits

Initial Purchase Payment
Assume you make an initial  Purchase  Payment of $10,000.  We would  apply a 6.0% Credit to your  Purchase  Payment  and  allocate  the amount of the Credit ($600 = $10,000 X .06) to your Account Value in the proportion that your Account Value is allocated.

Additional Purchase Payment in Annuity Year 2
Assume that you make an  additional  Purchase  Payment of $5,000.  We would apply a 5.0% Credit to your  Purchase  Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

Additional Purchase Payment in Annuity Year 6
Assume that you make an additional  Purchase  Payment of $15,000.  We would apply a 1.0% Credit to your  Purchase  Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.

=======================================================================================================================================
The amount of any Credits applied to your Account Value can be recovered by American Skandia under certain circumstances:
=======================================================================================================================================
|X|      any Credits  applied to your Account  Value on Purchase  Payments  made within the 12 months  before the date of death will be recovered.
=======================================================================================================================================
=======================================================================================================================================
|X|      the amount available under the  medically-related  surrender portion of the Annuity will not include the amount of any Credits payable on Purchase  Payments  made within 12 months of the date the  Annuitant  first became  eligible for the  medically-related surrender.
=======================================================================================================================================
=======================================================================================================================================
|X|      if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any Credits.
=======================================================================================================================================
=======================================================================================================================================

The Account  Value may be  substantially  reduced if American  Skandia  recovers the XTra  CreditSM  amount under these  circumstances.
However,  any  investment  gain on the XTra CreditSM  amount will not be taken back. We do not deduct a CDSC in any situation  where we recover the XTra CreditSM  amount.  During the first 10 Annuity Years,  the total  asset-based  charges on this Annuity  (including the
Insurance  Charge and the  Distribution  Charge) are higher than many of our other  annuities,  including other annuities we offer that apply credits to purchase payments.
=======================================================================================================================================

Examples of Recovering Credits
The  following  are  hypothetical  examples of how Credits could be recovered by American  Skandia.  These  examples do not cover every potential situation.

Recovery from payment of Death Benefits
1.       Assume you purchase your Annuity with an initial  Purchase Payment of $50,000.  You make an additional  Purchase of $10,000 in the 6th month after the Issue Date.  Both of the Purchase  Payments  received a 6.0% Credit,  for a total of $3,600.  If the Death
     Benefit  becomes  payable in the 9th month after the Issue Date,  the amount of the Death  Benefit  would be reduced by the entire amount of the prior Credits ($3,600).
2.       Assume you purchase your Annuity with an initial  Purchase Payment of $50,000.  You make an additional  Purchase of $10,000 in the 6th month  after the Issue  Date.  Both of the  Purchase  Payments  received a 6.0%  Credit,  for a total of $3,600.  If death occurs in the 16th month after the Issue Date,  the amount of the Death  Benefit  would be reduced but only in the amount of those
     Credits applied within the previous  12-months.  Since the initial Purchase  Payment (and the Credits that were applied)  occurred more than 12-months  before the date of death,  the Death Benefit would not be reduced by the amount of the Credits applied to the initial  Purchase  Payment.  However,  the $10,000  additional  Purchase  Payment was made within  12-months of the date of death.
     Therefore,  the amount of the Death  Benefit  would be reduced by the amount of the  Credits  payable on the  additional  Purchase
     Payment ($600).
3.       NOTE: If the Death Benefit would  otherwise have been equal to the Purchase  Payments minus any  proportional  withdrawals due to poor  investment  performance,  we will not  reduce the  amount of the Death  Benefit by the amount of the  Credits as shown in
     Example 2 above.

Recovery from Medically-Related Surrenders
1.       Assume you purchase  your  Annuity  with an initial  Purchase  Payment of $50,000.  You receive a Credit of $3,000  ($50,000 X
     .06).  The Annuitant is diagnosed as  terminally  ill in the 6th month after the Issue Date and we grant your request to surrender your Annuity under the  medically-related  surrender provision.  Assuming the Credits were applied within 12-months of the date of diagnosis of the terminal  illness,  the amount that would be payable under the  medically-related  surrender  provision  would be reduced by the entire amount of the Credits ($3,000).
2.       Assume you purchase your Annuity with an initial  Purchase Payment of $50,000.  You make an additional  Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase  Payments  received a 6.0% Credit,  for a total of $3,600.  The Annuitant is diagnosed as  terminally  ill in the 16th month after the Issue Date and we grant your request to surrender  your Annuity under the  medically-related  surrender provision.  Since the initial Purchase Payment (and the Credits that were applied) occurred more than 12-months before the diagnosis, the amount that would be payable upon the medically-related  surrender provision would not be reduced by the amount of the Credits applied to the initial Purchase Payment.  However,  the $10,000  additional  Purchase Payment was made within  12-months  of the date of  diagnosis.  Therefore,  the amount that would be payable  under the  medically-related surrender provision would be reduced by the amount of the Credits payable on the additional Purchase Payment ($600).

General Information about Credits
|X|      We do not consider Credits to be "investment in the contract" for income tax purposes.
|X|      You may not withdraw  the amount of any Credits  under the Free  Withdrawal  provision.  The Free  Withdrawal  provision  only applies to withdrawals of Purchase Payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation  period you may transfer  Account Value between  investment  options.  Transfers are not subject to taxation on any gain.  We currently  limit the number of  Sub-accounts  you can invest in at any one time to twenty (20).  However,  you can invest in an unlimited  number of Fixed  Allocations.  We may require a minimum of $500 in each  Sub-account you allocate  Account Value to at the time of any  allocation or transfer.  If you request a transfer and, as a result of the transfer,  there would be less than $500 in the Sub-account,  we may transfer the remaining Account Value in the Sub-account pro rata to the other investment  options to which you transferred.

We  may  impose  specific  restrictions  on  financial  transactions  for  certain  Portfolios  based  on  the  Portfolio's  investment restrictions.  Currently,  any purchase,  redemption or transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour  prior to any  announced  closing  of the  applicable  securities  exchange  (generally,  3:00 p.m.  Eastern  time) to be processed on the current  Valuation Day. The "cut-off" time for such financial  transactions  involving a ProFunds VP Sub-account  will be extended to1/2hour prior to any announced  closing  (generally,  3:30 p.m. Eastern time) for transactions  submitted  electronically through American Skandia's Internet website (www.americanskandia.prudential.com).

Currently,  we charge $10.00 for each transfer  after the twentieth  (20th) in each Annuity Year,  including  transfers made as part of any  rebalancing,  asset  allocation or similar  program which you have  authorized.  Transfers made as part of a dollar cost averaging program do not count toward the twenty free  transfer  limit.  Renewals or transfers of Account  Value from a Fixed  Allocation  at the end of its  Guarantee  Period are not  subject to the  transfer  charge.  We may reduce  the number of free  transfers  allowable  each
Annuity Year (subject to a minimum of eight) without  charging a Transfer Fee unless you make use of electronic  means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically  or through other means that reduce our processing  costs. If enrolled in any program that does not permit transfer requests to be transmitted  electronically,  the
Transfer Fee will not be waived.

Once you have made 20 transfers among the  Sub-accounts  during an Annuity Year, we will accept any additional  transfer request during that year only if the request is submitted to us in writing with an original  signature  and  otherwise is in good order.  For purposes of this 20 transfer  limit,  we (i) do not view a facsimile  transmission as a "writing",  (ii) will treat multiple  transfer  requests submitted  on the same  business  day as a single  transfer,  and (iii) do not count any  transfer  that solely  involves  Sub-accounts corresponding  to any ProFund  Portfolio  and/or the AST Money Market  Portfolio,  or any transfer that involves one of our  systematic programs, such as asset allocation and automated withdrawals.

Frequent  transfers among  Sub-accounts in response to short-term  fluctuations in markets,  sometimes called "market timing," can make it very  difficult for a Portfolio  manager to manage a  Portfolio's  investments.  Frequent  transfers may cause the Portfolio to hold more cash than otherwise  necessary,  disrupt management  strategies,  increase  transaction costs, or affect performance.  The Annuity offers Sub-accounts  designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts  corresponding to the ProFund  Portfolios and the AST Money Market  Portfolio),  and we encourage Owners seeking  frequent  transfers to utilize those
Sub-accounts.

In light of the risks  posed to Owners  and  other  investors  by  frequent  transfers,  we  reserve  the right to limit the  number of transfers  in any Annuity  Year for all  existing or new Owners and to take the other  actions  discussed  below.  We also  reserve the right to limit the number of transfers in any Annuity  Year or to refuse any  transfer  request for an Owner or certain  Owners if: (a)
we believe that excessive  transfer  activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental  effect on Unit  Values or the share  prices  of the  Portfolios;  or (b) we are  informed  by a  Portfolio  (e.g.,  by the
Portfolio's  portfolio  manager) that the purchase or redemption  of shares in the Portfolio  must be restricted  because the Portfolio believes the transfer  activity to which such purchase and  redemption  relates would have a detrimental  effect on the share prices of the affected  Portfolio.  Without  limiting the above,  the most likely  scenario where either of the above could occur would be if the aggregate  amount of a trade or trades  represented a relatively  large  proportion of the total assets of a particular  Portfolio.  In furtherance of our general  authority to restrict  transfers as described  above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

o        With respect to each Sub-account  (other than the AST Money Market  Sub-account,  or a Sub-account  corresponding to a ProFund
         Portfolio),  we track  amounts  exceeding a certain  dollar  threshold  that were  transferred  into the  Sub-account.  If you transfer such amount into a particular  Sub-account,  and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another  Sub-account,  then upon the Transfer Out, the former Sub-account  becomes restricted
         (the "Restricted  Sub-account").  Specifically,  we will not permit subsequent  transfers into the Restricted  Sub-account for
         90 calendar  days after the  Transfer Out if the  Restricted  Sub-account  invests in a  non-international  Portfolio,  or 180 calendar days after the Transfer Out if the Restricted  Sub-account  invests in an  international  Portfolio.  For purposes of this rule, we (i) do not count  transfers made in connection  with one of our systematic  programs,  such as asset  allocation and  automated  withdrawals  (ii) do not count any transfer that solely  involves  Sub-accounts  corresponding  to any ProFund
         Portfolio  and/or the AST Money Market  Portfolio;  and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date,  if you make that  transfer  within 30 calendar  days after the Issue  Date.  Even if an amount  becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
o        We reserve the right to effect  exchanges on a delayed basis for all  contracts.  That is, we may price an exchange  involving the  Sub-accounts  on the business day  subsequent  to the business  day on which the exchange  request was  received.  Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
o        If we deny one or more  transfer  requests  under the  foregoing  rules,  we will inform you or your  investment  professional promptly of the circumstances concerning the denial.
o        We will not implement these rules in jurisdictions  that have not approved contract language  amendments  authorizing us to do so, or may  implement  different  rules in  certain  jurisdictions  if  required  by such  jurisdictions.  Contract  owners in jurisdictions  with such limited  transfer  restrictions,  and contract  owners who own  variable  life  insurance or variable annuity contracts  (regardless of jurisdiction)  that do not impose the  above-referenced  transfer  restrictions,  might make more numerous and frequent  transfers than contract owners who are subject to such  limitations.  Because  contract owners who are not subject to the same transfer  restrictions  may have the same  underlying  mutual fund  portfolios  available to them, unfavorable  consequences  associated with such frequent trading within the underlying  mutual fund (e.g.,  greater  portfolio turnover,  higher  transaction  costs,  or  performance  or tax  issues)  may affect all  contract  owners.  Similarly,  while contracts  managed by an  investment  professional  or third  party  investment  advisor are  subject to the  restrictions  on transfers  between  investment  options that are  discussed  above,  if the advisor  manages a number of contracts in the same fashion  unfavorable  consequences  may be  associated  with  management  activity  since it may  involve  the  movement  of a substantial  portion of an  underlying  mutual fund  assets  which may affect all  contract  owners  invested in the  affected options.  Apart from  jurisdiction-specific  and  contract  differences  in transfer  restrictions,  we will apply these rules uniformly  (including contracts managed by an investment  professional or third party investment advisor),  and will not waive a transfer restriction for any contract owner.

Although our transfer  restrictions  are designed to prevent  excessive  transfers,  they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation  period.  Dollar Cost Averaging  allows you to  systematically  transfer an amount  each month from one  investment  option to one or more other  investment  options.  You can choose to transfer  earnings  only, principal plus earnings or a flat dollar amount.  Dollar Cost Averaging  allows you to invest  regularly each month,  regardless of the current unit value (or price) of the  Sub-account(s)  you invest in. This  enables you to purchase  more units when the market price is low and fewer units when the market price is high.  This may result in a lower  average cost of units over time.  However,  there is no guarantee  that  Dollar Cost  Averaging  will result in a profit or protect  against a loss in a declining  market.  We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable  investment  options or Fixed  Allocations.  Dollar Cost Averaging from Fixed  Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal plus earnings.  If transferring  principal plus earnings,  the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE:  When a Dollar  Cost  Averaging  program is  established  from a Fixed  Allocation,  the fixed rate of interest we credit to your
Account  Value is applied to a  declining  balance due to the  transfers  of Account  Value to the  Sub-accounts  during the  Guarantee
Period.  This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

The Dollar Cost  Averaging  program is not available if you elect the  Guaranteed  Return  Option  PlusSM or  Guaranteed  Return Option
programs when it involves transfers out of the Fixed Allocations.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes.  During the  accumulation  period,  we offer  automatic  rebalancing  among the variable  investment  options you choose.  You can choose  to have your  Account  Value  rebalanced  quarterly,  semi-annually,  or  annually.  On the  appropriate  date,  your  variable investment  options are rebalanced to the allocation  percentages you request.  For example,  over time the performance of the variable investment  options  will  differ,  causing  your  percentage  allocations  to shift.  With  automatic  rebalancing,  we  transfer  the appropriate  amount  from the  "overweighted"  Sub-accounts  to the  "underweighted"  Sub-accounts  to return your  allocations  to the percentages  you  request.  If you request a transfer  from or into any  variable  investment  option  participating  in the  automatic rebalancing  program,  we will assume that you wish to change your rebalancing  percentages as well, and will automatically  adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic  rebalancing.  All  rebalancing  transfers made on the same day as part of an automatic  rebalancing  program are  considered as one transfer when counting the number of transfers  each year toward the maximum number of free transfers.  We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER ANY ASSET ALLOCATION PROGRAMS?

Yes. During the  accumulation  period,  we may offer different asset allocation  programs  designed for American Skandia by Morningstar
Associates,  LLC.  Each program is available to Annuity  Owners at no additional  charge.  Each program is designed as a tool to enable you and  your  investment  professional  to  develop  an  asset  allocation  program  that is  appropriate  for  you.  Your  investment professional  will help you to complete an investor  questionnaire  that will help you and your  investment  professional  to determine whether  participating  in a program  is  appropriate  for you and to  determine  your  investment  style from which you can choose the available model portfolios.  We offer programs where you and your investment  professional  choose from the available  Sub-accounts for each asset class in the model  portfolio  you have chosen  based on your  answers to the  questionnaire.  You may change your  selected
Sub-accounts  at any time. We also offer programs where the  Sub-accounts  for each asset class in each model  portfolio are designated based on an objective  evaluation of the available  Sub-accounts.  If you elect the second type of program,  the selected  Sub-accounts within a model portfolio may change  periodically.  Under these programs,  assets allocated to the program are rebalanced on a periodic basis based on suggested  changes to the allocation  percentages for an asset class within a model portfolio or based on changes in the value of the Sub-accounts.  Each asset allocation  program is subject to additional  limitations and restrictions  which are more fully described in the enrollment form for the programs.

Asset  allocation  is a  sophisticated  method of  diversification  which  allocates  assets  among  asset  classes  in order to manage investment  risk and enhance  returns over the long term.  However,  asset  allocation does not guarantee a profit or protect against a loss. You are not obligated to  participate or to invest  according to the program  recommendations.  American  Skandia does not intend to provide  any  personalized  investment  advice in  connection  with these  programs  and you  should not rely on these  programs  as providing  individualized  investment  recommendations  to you.  The asset  allocation  programs  do not  guarantee  better  investment results.  We reserve  the right to  terminate  or change the asset  allocation  programs  at any time.  You  should  consult  with your investment professional before electing any asset allocation program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two  different  programs for  investors  who wish to invest in the variable  investment  options but also wish to protect their  principal,  as of a specific  date in the future.  They are the Balanced  Investment  Program and the  Guaranteed  Return Option
PlusSM.  (The  Guaranteed  Return Option PlusSM (GRO PlusSM) is not yet available in all states.  In those states where GRO Plus is not available we offer the  Guaranteed  Return  Option  (GRO).) Both the Balanced  Investment  Program and GRO Plus allow you to allocate a portion of your Account Value to the available  variable  investment options while ensuring that your Account Value will at least equal your  contributions  adjusted for  withdrawals  and transfers on a specified  date.  Under GRO Plus,  Account Value is allocated to and maintained in Fixed  Allocations  to the extent we, in our sole  discretion,  deem it is necessary to support our  guarantee  under the program.  This differs from the Balanced  Investment  Program where a set amount is allocated to a Fixed  Allocation  regardless of the performance  of the  underlying  Sub-accounts  or the interest rate  environment  after the amount is allocated to a Fixed  Allocation.
Generally,  more of your Account Value will be allocated to the variable  investment  options under the GRO Plus program than under the
Balanced  Investment  Program  (although in periods of poor market  performance,  low interest rates and/or as the option progresses to its maturity  date,  this may not be the case).  You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed.  In addition,  as with most return of premium  programs,  amounts that are available to allocate  to the  variable  investment  options may be  substantially  less than they would be if you did not elect a return of premium program.  This means that, if investment  experience in the variable  investment  options were positive,  your Account Value would grow at a slower  rate than if you did not elect a return of  premium  program  and  allocated  all of your  Account  Value to the  variable investment options.

Balanced Investment Program
We offer a balanced  investment  program  where a portion of your Account  Value is allocated to a Fixed  Allocation  and the remaining
Account Value is allocated to the variable  investment  options that you select.  When you enroll in the Balanced  Investment  Program, you choose the  duration  that you wish the  program to last.  This  determines  the  duration  of the  Guarantee  Period for the Fixed
Allocation.  Based on the fixed rate for the  Guarantee  Period  chosen,  we calculate  the portion of your Account  Value that must be allocated to the Fixed Allocation to grow to a specific  "principal amount" (such as your initial Purchase  Payment).  We determine the amount  based on the rates then in effect for the  Guarantee  Period you  choose.  If you  continue  the  program  until the end of the
Guarantee  Period and make no withdrawals or transfers,  at the end of the Guarantee  Period,  the Fixed  Allocation will have grown to equal the  "principal  amount".  Withdrawals  or  transfers  from the Fixed  Allocation  before the end of the  Guarantee  Period  will terminate  the program and may be subject to a Market Value  Adjustment.  You can transfer the Account  Value that is not  allocated to the Fixed  Allocation  between any of the  Sub-accounts  available  under the  Annuity.  Account  Value you  allocate  to the  variable investment  options  is  subject  to market  fluctuations  and may  increase  or  decrease  in  value.  We do not  deduct a charge  for participating in the Balanced Investment Program.

         Example
         Assume you invest  $100,000.  You choose a 10-year program and allocate a portion of your Account Value to a Fixed  Allocation with a 10-year  Guarantee Period.  The rate for the 10-year  Guarantee Period is 2.50%*.  Based on the fixed interest rate for the Guarantee  Period chosen,  the factor is 0.781198 for  determining how much of your Account Value will be allocated to the
         Fixed  Allocation.  That means that  $78,120  will be  allocated  to the Fixed  Allocation  and the  remaining  Account  Value
         ($21,880)  will be  allocated to the variable  investment  options.  Assuming  that you do not make any  withdrawals  from the
         Fixed  Allocation,  it will grow to $100,000 at the end of the Guarantee  Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*        The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

The Guaranteed  Return Option PlusSM (GRO PlusSM)  guarantees  that, after a seven-year  period  following  commencement of the program
("maturity  date") and on each  anniversary  of the  maturity  date  thereafter,  the Owner's  Account  Value will not be less than the
Account  Value on the  effective  date of the  program.  The  program  also  offers  the Owner the  option to elect a second,  enhanced guarantee amount at a higher Account Value subject to a separate  maturity period (and its  anniversaries).  The GRO PlusSM program may be appropriate if you wish to protect a principal  amount (called the "Protected  Principal  Value")  against market  downturns as of a specific date in the future,  but also wish to exercise control of your available Account Value among the variable  investment  options to participate in market  experience.  Under the GRO PlusSM program,  you give us the right to allocate amounts to Fixed Allocations as needed to support the  guarantees  provided.  The  available  Account  Value is the amount not  allocated to the Fixed  Allocations  to support  the  guarantees  provided.  There is a fee  associated  with  this  program.  See  "Living  Benefit  Programs,"  later in this
Prospectus, for more information about this program.

DOES MY INVESTMENT PROFESSIONAL HAVE PERMISSION TO MANAGE MY ACCOUNT?
Yes. Unless you direct  otherwise,  your investment  professional may direct the allocation of your Account Value and request financial transactions  between investment  options while you are living,  subject to our rules.  Unless you tell us otherwise,  we deem that all transactions  that are directed by your  investment  professional  with respect to your Annuity have been  authorized  by you. You must contact us  immediately  if and when you revoke  such  authority.  We will not be  responsible  for  acting on  instructions  from your investment  professional if you fail to inform us that such person's authority has been revoked.  We may also suspend,  cancel or limit these privileges at any time.  We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
Yes. You may engage your own  investment  advisor to manage your account.  These  investment  advisors may be firms or persons who also are appointed by us, or whose  affiliated  broker-dealers  are appointed by us, as authorized  sellers of the Annuity.  Even if this is the case,  however,  please note that the investment  advisor you engage to provide advice and/or make transfers for you, is not acting on our  behalf,  but rather is acting on your  behalf.  We do not offer  advice  about how to  allocate  your  Account  Value under any circumstance.  As such, we are not responsible for any  recommendations  such investment  advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

Any fee that is charged by your  investment  advisor is in addition to the fees and  expenses  that apply  under your  Annuity.  If you authorize your investment  advisor to withdraw amounts from your Annuity (to the extent permitted) to pay for the investment  advisor's fee,  as with any  other  withdrawal  from  your  Annuity,  you may  incur  adverse  tax  consequences,  a CDSC  and/or a market  value adjustment.  Withdrawals  to pay your  investment  advisor  generally  will also reduce the level of various  living and death  benefit guarantees  provided (e.g. the withdrawals will reduce  proportionately  the Annuity's  guaranteed minimum death benefit.) We are not a party to the agreement you have with your  investment  advisor and do not verify that amounts  withdrawn  from your annuity,  including amounts  withdrawn to pay for the investment  advisor's fee, are within the terms of your agreement with your investment  advisor.  You will,  however,  receive  confirmations  of transactions  that affect your Annuity.  If your investment  advisor has also acted as your investment  professional with respect to the sale of your Annuity,  he or she may be receiving  compensation for services provided both as  an  investment  professional  and  investment  advisor.  Alternatively,  the  investment  advisor  may  compensate  the  investment professional  from whom you purchased your annuity for the referral that led you to enter into your  investment  advisory  relationship with the investment  advisor.  If you are interested in the details about the  compensation  that your  investment  advisor and/or your investment professional receive in connection with your Annuity, you should ask them for more details.

We or an affiliate of ours may provide administrative support to licensed,  registered investment  professionals or investment advisors who you authorize to make financial  transactions on your behalf. We may require investment  professionals or investment advisors,  who are authorized by multiple  contract owners to make financial  transactions,  to enter into an  administrative  agreement with American
Skandia as a condition of our  accepting  transactions  on your behalf.  The  administrative  agreement may impose  limitations  on the investment  professional's  or investment  advisor's ability to request  financial  transactions on your behalf.  These limitations are intended to minimize the detrimental  impact of an investment  professional who is in a position to transfer large amounts of money for multiple  clients in a particular  Portfolio or type of portfolio or to comply with specific  restrictions or limitations  imposed by a
Portfolio(s)  on  American  Skandia.  Contracts  managed  by your  investment  professional  also are  subject to the  restrictions  on transfers  between  investment  options that are  discussed in the section  entitled  "ARE THERE  RESTRICTIONS  OR CHARGES ON TRANSFERS
BETWEEN  INVESTMENT  OPTIONS?".  Since  transfer  activity  under  contracts  managed  by an  investment  professional  or third  party investment  advisor may result in  unfavorable  consequences  to all contract  owners  invested in the affected  options we reserve the right to limit the  investment  options  available  to a  particular  Owner whose  contract  is managed by the advisor or impose  other transfer  restrictions we deem necessary.  The administrative  agreement may limit the available  investment  options,  require advance notice of large transactions,  or impose other trading limitations on your investment  professional.  Your investment professional will be  informed of all such  restrictions  on an ongoing  basis.  We may also  require  that your  investment  professional  transmit  all
financial    transactions    using   the    electronic    trading    functionality    available    through   our    Internet    website
(www.americanskandia.prudential.com).  Limitations that we may impose on your investment  professional or investment  advisor under the terms of the  administrative  agreement do not apply to  financial  transactions  requested by an Owner on their own behalf,  except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?
We credit  the fixed  interest  rate to the Fixed  Allocation  throughout  a set  period of time  called a  "Guarantee  Period."  Fixed
Allocations  currently are offered with Guarantee  Periods from 1 to 10 years.  We may make Fixed  Allocations  of different  durations available in the future including Fixed  Allocations  offered  exclusively for use with certain  optional  investment  programs.  Fixed
Allocations  may not be available in all states and may not always be available for all Guarantee  Periods  depending on market factors and other considerations.

The interest  rate credited to a Fixed  Allocation  is the rate in effect when the  Guarantee  Period begins and does not change during the Guarantee  Period.  The rates are an effective annual rate of interest.  We determine the interest rates for the various  Guarantee
Periods.  At the time that we confirm  your Fixed  Allocation,  we will  advise  you of the  interest  rate in effect and the date your
Fixed  Allocation  matures.  We may change the rates we credit new Fixed  Allocations at any time. Any change in interest rate does not affect  Fixed  Allocations  that  were in  effect  before  the date of the  change.  To  inquire  as to the  current  rates  for  Fixed
Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent  permitted by law, we may  establish  different  interest  rates for Fixed  Allocations  offered to a class of Owners who choose to participate in various optional  investment programs we make available.  This may include,  but is not limited to, Owners who elect to use Fixed  Allocations  under a dollar  cost  averaging  program  (see "Do You Offer  Dollar Cost  Averaging?")  or a balanced investment  program (see "Do you offer  programs  designed to guarantee a "Return of Premium" at a future  date?").  The interest  rate credited to Fixed  Allocations  offered to this class of purchasers may be different than those offered to other  purchasers who choose the same Guarantee Period but who do not participate in an optional investment program.  Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for  determining  the fixed  interest rates for Fixed  Allocations.  Generally the interest rates we offer for Fixed  Allocations  will reflect the  investment  returns  available on the types of investments we make to support our fixed rate  guarantees.  These  investment  types may include  cash,  debt  securities  guaranteed by the United  States  government  and its agencies and  instrumentalities,  money market  instruments,  corporate debt obligations of different  durations,  private  placements, asset-backed  obligations  and municipal  bonds.  In  determining  rates we also  consider  factors such as the length of the Guarantee
Period for the Fixed  Allocation,  regulatory  and tax  requirements,  liquidity  of the markets for the type of  investments  we make, commissions,  administrative  and investment  expenses,  our insurance  risks in relation to the Fixed  Allocations,  general  economic trends and  competition.  Some of these  considerations  are similar to those we consider in determining  the Insurance  Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit  interest on a new Fixed  Allocation  in an existing  Annuity at a rate not less than the rate we are then  crediting to
Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The  interest  rate we  credit  for a  Fixed  Allocation  is  subject  to a  minimum.  Please  refer  to the  Statement  of  Additional
Information.  In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw  Account Value from a Fixed  Allocation more than 30 days before the end of its Guarantee  Period,  we will adjust the value of your investment  based on a formula,  called a "Market Value  Adjustment" or "MVA".  The amount of any Market Value
Adjustment  can be either  positive  or  negative,  depending  on the  movement  of a  combination  of Strip  Yields  on Strips  and an
Option-adjusted  Spread  (each as defined  below)  between  the time that you  purchase  the Fixed  Allocation  and the time you make a transfer  or  withdrawal.  The  Market  Value  Adjustment  formula  compares  the  combination  of  Strip  Yields  for  Strips  and the
Option-adjusted  Spreads  as of the  date the  Guarantee  Period  began  with  the  combination  of Strip  Yields  for  Strips  and the
Option-adjusted  Spreads as of the date the MVA is being  calculated.  In certain states the amount of any Market Value  Adjustment may be limited  under state law or  regulation.  If your Annuity is governed by the laws of that state,  any Market Value  Adjustment  that applies will be subject to our rules for complying with such law or regulation.

|X|      "Strips" are a form of security where  ownership of the interest  portion of United States  Treasury  securities are separated from ownership of the underlying principal amount or corpus.
|X|      "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|      "Option-adjusted  Spread" is the difference between the yields on corporate debt securities  (adjusted to disregard options on such  securities)  and  government  debt  securities of comparable  duration.  We currently use the Merrill Lynch 1 to 10 year
          Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula
The MVA formula is applied  separately to each Fixed  Allocation to determine the Account Value of the Fixed Allocation on a particular date.  The formula is as follows:

                                                      [(1+I) / (1+J+0.0010)]N/365
                                                                where:

                  I is the Strip  Yield as of the start date of the  Guarantee  Period for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  J is the Strip Yield as of the date the MVA formula is being applied for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value.  Assume the following:
|X|      On December 31, 2000,  you allocate  $50,000 into a Fixed  Allocation  with a Guarantee  Period of 5 years (e.g.  the Maturity
         Date is December 31, 2005).
|X|      The Strip Yields for coupon Strips  beginning on December 31, 2000 and maturing on December 31, 2005 plus the  Option-adjusted
         Spread is 5.50% (I = 5.50%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw  the entire Fixed  Allocation  after  exactly  three (3)
         years, therefore 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 4.00%  (J = 4.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.041]2 = 1.027078
                                                      Interim Value = $57,881.25
                                   Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 7.00% (J = 7.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.071)]2 = 0.970345
                                                      Interim Value = $57,881.25
                                  Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity  Date" for a Fixed  Allocation  is the last day of the  Guarantee  Period.  Before the Maturity  Date,  you may choose to renew the Fixed  Allocation  for a new Guarantee  Period of the same or different  length or you may transfer all or part of that Fixed
Allocation's  Account  Value to another  Fixed  Allocation  or to one or more  Sub-accounts.  We will  notify you before the end of the
Guarantee Period about the fixed interest rates that we are currently  crediting to all Fixed  Allocations that are being offered.  The rates being  credited to Fixed  Allocations  may change  before the  Maturity  Date.  We will not charge a MVA if you choose to renew a
Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.

If you do not specify how you want a Fixed  Allocation  to be allocated on its Maturity  Date,  we will then transfer the Account Value of the  Fixed  Allocation  to the AST  Money  Market  Sub-account.  You can then  elect to  allocate  the  Account  Value to any of the
Sub-accounts or to a new Fixed Allocation.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the  accumulation  period you can access your Account Value  through  Partial  Withdrawals,  Systematic  Withdrawals,  and where required for tax  purposes,  Minimum  Distributions.  You can also  surrender  your Annuity at any time. We may deduct a portion of the
Account  Value being  withdrawn or  surrendered  as a CDSC.  The CDSC will be assessed on the amount of Purchase  Payments,  not on the
Account Value at the time of the  withdrawal or surrender.  If you surrender  your Annuity,  in addition to any CDSC, we may deduct the
Annual  Maintenance  Fee,  any Tax Charge  that  applies and the charge for any  optional  benefits.  We may also apply a Market  Value
Adjustment to any Fixed  Allocations  being  withdrawn or  surrendered.  Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free  Withdrawals." In addition,  under certain  circumstances,  we may waive the CDSC for surrenders  made for qualified  medical  reasons or for  withdrawals  made to satisfy  Minimum  Distribution  requirements.  Unless you notify us  differently,  withdrawals  are taken pro-rata  based on the Account Value in the  investment  options at the time we receive your withdrawal request.  Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution  during the  accumulation  period is deemed to come first from any "gain" in your Annuity and second as a return of your
"tax  basis",  if any.  Distributions  from your  Annuity  are  generally  subject to  ordinary  income  taxation  on the amount of any investment  gain unless the  distribution  qualifies as a non-taxable  exchange or transfer.  If you take a  distribution  prior to the taxpayer's  age 59 1/2, you may be subject to a 10% penalty in addition to ordinary  income  taxes on any gain.  You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment.  The Code and  regulations  have  "exclusionary  rules" that we use to determine  what portion of each annuity payment  should  be  treated  as a  return  of any tax  basis  you have in the  Annuity.  Once the tax  basis in the  Annuity  has been distributed,  the  remaining  annuity  payments  are  taxable as  ordinary  income.  The tax basis in the  Annuity  may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

|X|      To meet  liquidity  needs,  you can withdraw a limited  amount from your Annuity  during each of Annuity  Years 1-10 without a
         CDSC being applied.  We call this the "Free  Withdrawal"  amount.  The Free  Withdrawal  amount is not available if you choose to surrender  your  Annuity.  Amounts  withdrawn as a Free  Withdrawal  do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity.  The minimum Free Withdrawal you may request is $100.

|X|      You can also make  withdrawals  in excess of the Free  Withdrawal  amount.  We call this a  "Partial  Withdrawal."  The amount that you may withdraw will depend on the Annuity's  Surrender  Value as of the date we process the withdrawal  request.  After any Partial  Withdrawal,  your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial  Withdrawal request as a request to fully surrender your Annuity.  The minimum Partial Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial  Withdrawals and Systematic  Withdrawals,  we will first determine what, if any, amounts qualify as a Free  Withdrawal.  Those amounts are not subject to the CDSC.  Partial  Withdrawals  or Systematic  Withdrawals of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

You may request a withdrawal  for an exact dollar  amount after  deduction  of any CDSC that  applies  (called a "net  withdrawal")  or request a gross  withdrawal  from which we will deduct any CDSC that  applies,  resulting  in less money being  payable to you than the amount you  requested.  If you  request a net  withdrawal,  the amount  deducted  from your  Account  Value to pay the CDSC may also be subject to a CDSC.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To  request  the forms  necessary  to make a  withdrawal  from your  Annuity,  call  1-800-766-4530  or visit our  Internet  Website at
www.americanskandia.prudential.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Years 1-10
The  maximum  Free  Withdrawal  amount  during  each of  Annuity  Years 1 through 10 (when a CDSC  would  otherwise  apply to a partial withdrawal or surrender of your initial Purchase  Payment) is 10% of all Purchase  Payments.  We may apply a Market Value Adjustment to any Fixed  Allocations.  The 10% Free  Withdrawal  amount is not  cumulative.  If you do not make a Free  Withdrawal  during an Annuity
Year, you are not allowed to carry over the Free  Withdrawal  amount to the next Annuity Year.  Withdrawals of amounts greater than the maximum Free  Withdrawal  amount are treated as a withdrawal  of Purchase  Payments and will be assessed a CDSC during  Annuity Years 1 through 10.

NOTE:  Amounts  that you have  withdrawn  as a Free  Withdrawal  will not reduce  the amount of any CDSC that we deduct if,  during the first ten (10) Annuity  Years,  you make a partial  withdrawal or choose to surrender the Annuity.  If, during  Annuity Years 1 through
10, all Purchase  Payments  withdrawn are subject to a CDSC,  then any  subsequent  withdrawals  will be withdrawn from any gain in the
Annuity, which may include Credits.

Annuity Years 11+
After  Annuity Year 10, you can  surrender  your Annuity or make a partial  withdrawal  without a CDSC being  deducted  from the amount being withdrawn.

Examples
1.       Assume  you make an  initial  Purchase  Payment  of  $10,000  and make no  additional  Purchase  Payments.  The  maximum  Free
     Withdrawal amount during each of the first ten Annuity Years would be 10% of $10,000, or $1,000.

2.       Assume you make an initial  Purchase  Payment of $10,000 and make an additional  Purchase Payment of $5,000 in Annuity Year 2.
     The maximum Free Withdrawal amount during Annuity Year 3 through 10 would be 10% of $15,000,  or $1,500.  From Annuity Year 11 and
     thereafter,  you can  surrender  your Annuity or make a partial  withdrawal  without a CDSC being  deducted  from the amount being withdrawn.

3.       Assume you make an initial  Purchase  Payment of $10,000 and take a Free  Withdrawal  of $500 in Annuity  Year 2 and $1,000 in
     Annuity Year 3. If you surrender your Annuity in Annuity Year 5, the CDSC will be assessed  against the initial  Purchase  Payment amount  ($10,000),  not the amount of Purchase  Payments  reduced by the amounts  that were  withdrawn  under the Free  Withdrawal provision.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?
A CDSC may be assessed  against a Partial  Withdrawal  during the first ten (10) Annuity  Years.  Whether a CDSC applies and the amount to be charged depends on whether the Partial  Withdrawal  exceeds any Free Withdrawal  amount and, if so, the number of years that have elapsed since the Issue Date of the Annuity.

1.       If you request a Partial  Withdrawal,  we determine if the amount you  requested is available as a Free  Withdrawal  (in which case it would not be subject to a CDSC);
2.       If the amount  requested  exceeds the  available  Free  Withdrawal  amount,  we  determine if a CDSC will apply to the Partial
     Withdrawal  based on the number of years that have  elapsed  since the Annuity was issued.  Any CDSC will only apply to the amount withdrawn that exceeds the Free Withdrawal  amount.  The maximum Free Withdrawal  amount during each of Annuity Years 1 through 10 is 10% of all  Purchase  Payments.  Withdrawals  of amounts  greater  than the  maximum  Free  Withdrawal  amount are treated as a withdrawal  of Purchase  Payments and will be assessed a CDSC.  If, during  Annuity Years 1 through 10, all Purchase  Payments are withdrawn  subject to a CDSC, then any subsequent  withdrawals  will be withdrawn from any gain in the Annuity,  which may include
     Credits.

     For purposes of calculating  the CDSC on a partial  withdrawal,  the Purchase  Payments  being  withdrawn may be greater than your remaining  Account  Value or the  amount  of your  withdrawal  request.  This is most  likely  to occur  if you  have  made  prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

3.       If the amount  requested  exceeds the amounts  available under Item #2 above, we withdraw the remaining  amount from any other
     Account Value (including Account Value due to Credits).

|X|      If the  Annuity  has been in effect for less than ten  complete  years,  a CDSC will be charged on the amount of the  Purchase
         Payment being withdrawn, according to the CDSC table.
|X|      If the Annuity has been in effect for more than ten complete years, no CDSC will be charged on the amount being withdrawn.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic  Withdrawals."  You can receive  Systematic  Withdrawals of earnings only,  principal plus earnings or a flat dollar amount.  Systematic  Withdrawals  may be subject to a CDSC. We will determine  whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.

Systematic  Withdrawals can be made from Account Value allocated to the variable  investment options or Fixed  Allocations.  Generally,
Systematic  Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic  Withdrawals  begins, or payments of fixed dollar  amounts that do not exceed such  earnings.  Systematic  Withdrawals  are  available on a monthly,  quarterly, semi-annual  or annual  basis.  The  Surrender  Value of your  Annuity  must be at least  $20,000  before we will  allow you to begin a program of Systematic Withdrawals.

The minimum  amount for each  Systematic  Withdrawal is $100. If any scheduled  Systematic  Withdrawal is for less than $100 (which may occur under a program  that  provides  payment of an amount  equal to the  earnings in the  annuity for the period  requested),  we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding  vehicle for certain  retirement  plans that receive  special tax  treatment  under  Sections
401, 403(b) or 408 of the Code,  Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions  made prior to age 59 1/2if you elect to receive  distributions  as a series of  "substantially  equal  periodic  payments".  Distributions  received under this provision in any Annuity Year that exceed the maximum amount  available as a free  withdrawal  will be subject to a CDSC. We may apply a Market  Value  Adjustment  to any Fixed  Allocations.  To request a program that  complies  with  Section  72(t),  you must provide us with certain  required  information  in writing on a form  acceptable  to us. We may require  advance  notice to allow us to calculate the amount of 72(t)  withdrawals.  The Surrender  Value of your Annuity must be at least $20,000  before we will allow you to begin a program for withdrawals under Section 72(t).  The minimum amount for any such withdrawal is $100.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum  Distributions  are a type of Systematic  Withdrawal we allow to meet distribution  requirements  under Sections 401, 403(b) or
408 of the Code.  Under the Code,  you may be required to begin  receiving  periodic  amounts from your Annuity.  In such case, we will allow you to make  Systematic  Withdrawals  in amounts that satisfy the minimum  distribution  rules under the Code. We do not assess a
CDSC on Minimum  Distributions  from your Annuity if you are required by law to take such  Minimum  Distributions  from your Annuity at the time it is taken.  However,  a CDSC may be  assessed  on that  portion of a  Systematic  Withdrawal  that is taken to  satisfy  the minimum  distribution  requirements  in relation to other  savings or  investment  plans under  other  qualified  retirement  plans not maintained with American Skandia.

The amount of the required Minimum  Distribution for your particular  situation may depend on other annuities,  savings or investments.
We will only  calculate  the amount of your required  Minimum  Distribution  based on the value of your  Annuity.  We require three (3)
days advance  written notice to calculate and process the amount of your  payments.  You may elect to have Minimum  Distributions  paid out monthly,  quarterly,  semi-annually or annually.  The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum
Distributions.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During the  accumulation  period you can  surrender  your Annuity at any time.  Upon  surrender,  you will receive the  Surrender
Value.  Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

For purposes of calculating the CDSC on surrender,  the Purchase  Payments being  withdrawn may be greater than your remaining  Account
Value or the  amount  of your  withdrawal  request.  This is most  likely to occur if you have made  prior  withdrawals  under the Free
Withdrawal  provision or if your Account Value has declined in value due to negative  market  performance.  We may apply a Market Value
Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To  request  the  forms   necessary   to  surrender   your   Annuity,   call   1-800-766-4530   or  visit  our   Internet   Website  at
www.americanskandia.prudential.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where  permitted by law,  you may request to surrender  your  Annuity  prior to the Annuity Date without  application  of any CDSC upon occurrence of a  medically-related  "Contingency  Event". We may apply a Market Value Adjustment to any Fixed  Allocations.  The amount payable will be your  Account  Value  minus:  (a) the amount of any Credits  applied  within 12 months of the  applicable  "Contingency
Event" as defined below; and (b) the amount of any Credits added in conjunction with any Purchase  Payments  received after our receipt of your  request for a  medically-related  surrender  (i.e.  Purchase  Payments  received at such time  pursuant to a salary  reduction program).

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:

|X|      the  Annuitant  must have been named or any change of  Annuitant  must have been  accepted  by us,  prior to the  "Contingency
         Event" described below in order to qualify for a medically-related surrender;

|X|      the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
|X|      if the Owner is one or more natural persons, all such Owners must also be alive at such time;
|X|      we must receive  satisfactory  proof of the Annuitant's  confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
|X|      this benefit is not available if the total Purchase  Payments  received  exceed  $500,000 for all annuities  issued by us with this benefit where the same person is named as Annuitant.

A "Contingency Event" occurs if the Annuitant is:
|X|      first  confined in a "Medical  Care  Facility"  while your Annuity is in force and remains  confined for at least 90 days in a row; or
|X|      first diagnosed as having a "Fatal Illness" while your Annuity is in force.

The  definitions  of "Medical Care  Facility" and "Fatal  Illness," as well as additional  terms and  conditions,  are provided in your
Annuity.  Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity  options  available that provide fixed annuity  payments,  variable  payments or adjustable  payments.  Fixed options  provide the same  amount with each  payment.  Variable  options  generally  provide a payment  which may  increase or decrease depending on the investment  performance of the  Sub-accounts.  However,  currently,  we also make a variable payment option that has a guarantee  feature.  Adjustable  options provide a fixed payment that is periodically  adjusted based on current  interest rates. We do not guarantee to make any annuity payment options available in the future other than those fixed  annuitization  options  guaranteed in your Annuity.  For additional information on annuity payment options you may request a Statement of Additional Information.

When you  purchase an Annuity,  or at a later date,  you may choose an Annuity  Date,  an annuity  option and the  frequency of annuity payments.  You may not choose an Annuity Date that occurs in the first three  Annuity  Years.  You may change your  choices  before the
Annuity  Date under the terms of your  contract.  A maximum  Annuity  Date may be required by law.  The Annuity  Date may depend on the annuity  option  you  choose.  Certain  annuity  options  may  not be  available  depending  on the age of the  Annuitant.  You may not annuitize and receive annuity payments within the first three Annuity Years.

Certain of these annuity  options may be available to  Beneficiaries  who choose to receive the Death  Benefit  proceeds as a series of payments instead of a lump sum payment.

Option 1
--------
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life" (as used in this section) is the person or persons upon whose life annuity  payments are based. No additional  annuity  payments are made after the death of the key life.  Since no minimum number of payments is guaranteed,  this option offers the largest amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one  payment  will be payable if the death of the key life occurs before the date the second  payment was due,  and no other  payments  nor death  benefits  would be payable.  This Option is  currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 2
--------
Payments  Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint  lifetime of two key lives,  and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the  survivor's  death.  No minimum number of payments is  guaranteed  under this option.  It is possible that only one payment will be payable if the death of all the key lives occurs  before the date the second  payment was due, and no other  payments or death  benefits  would be payable.  This Option is currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 3
--------
Payments for Life with a Certain  Period:  Under this option,  income is payable until the death of the key life.  However,  if the key life dies before the end of the period selected (5, 10 or 15 years),  the remaining  payments are paid to the Beneficiary until the end of such  period.  This Option is  currently  available  on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this  option,  you can request  partial or full  surrender  of the annuity and receive its then current cash value (if any)
subject to our rules.

Option 4
--------
Fixed Payments for a Certain Period:  Under this option,  income is payable  periodically for a specified number of years. If the payee dies  before the end of the  specified  number of years,  the  remaining  payments  are paid to the  Beneficiary  until the end of such period.  Note that under this option,  payments are not based on any  assumptions of life  expectancy.  Therefore,  that portion of the
Insurance  Charge  assessed to cover the risk that key lives outlive our  expectations  provides no benefit to an Owner  selecting this option.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
--------
Variable Payments for Life with a Cash Value:  Under this option,  benefits are payable  periodically  until the death of the key life.
Benefits may increase or decrease  depending  on the  investment  performance  of the  Sub-accounts.  This option has a cash value that also  varies  with the  investment  performance  of the  Sub-account.  The cash value  provides a "cushion"  from  volatile  investment performance so that negative  investment  performance  does not  automatically  result in a decrease in the annuity payment each month, and positive  investment  performance  does not  automatically  result in an increase in the annuity  payment  each month.  The cushion generally  "stabilizes"  monthly annuity payments.  Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
--------
Variable  Payments for Life with a Cash Value and Guarantee:  Under this option,  benefits are payable as described in Option 5; except
                                                                                                                                 ------
that,  while the key life is alive,  the annuity  payment will not be less than a guaranteed  amount,  which  generally is equal to the first annuity  payment.  We charge an additional  amount for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless  prohibited  by law, we require that you elect either a life annuity or an annuity with a certain  period of at least 5 years if any CDSC would apply were you to  surrender  your  Annuity on the Annuity  Date.  Therefore,  choosing an Annuity  Date within ten (10)
years of the Issue Date of the Annuity may limit the available  annuity  payment  options.  Certain  annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

If you have not provided us with your Annuity Date or annuity payment option in writing, then:
|X|      the Annuity Date will be the first day of the calendar  month  following  the later of the  Annuitant's  85th  birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity  payments,  where  allowed by law,  will be  calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed annuity payments,  you will receive equal  fixed-dollar  payments  throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment  frequency you select.  Generally,  the first annuity  payment is  determined  by  multiplying  the  Account  Value,  minus any state  premium  taxes  that may apply,  by the factor determined  from our table of annuity  rates.  The table of annuity rates differs based on the type of annuity chosen and the frequency of payment  selected.  Our rates will not be less than our guaranteed  minimum rates.  These guaranteed  minimum rates are derived from the a2000  Individual  Annuity  Mortality  Table with an assumed  interest rate of 3% per annum.  Where  required by law or regulation, such  annuity  table will have  rates that do not differ  according  to the gender of the key life.  Otherwise,  the rates will  differ according to the gender of the key life.

Variable Annuity Payments
We offer three  different  types of variable  annuity  payment  options.  The first annuity  payment will be calculated  based upon the assumed  investment  return  ("AIR").  You  select the AIR  before we start to make  annuity  payments.  You will not  receive  annuity payments  until you choose an AIR.  The  remaining  annuity  payments  will  fluctuate  based on the  performance  of the  Sub-accounts relative to the AIR,  as well as,  other  factors  described  below.  The greater the AIR,  the greater the first  annuity  payment.  A higher AIR may result in smaller  potential  growth in the annuity  payments.  A lower AIR results in a lower initial annuity  payment.
Within payment options 1-3, if the Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments will be the same as the first  annuity  payment.  If the  Sub-accounts  you choose  perform  better than the AIR,  then  subsequent  annuity payments will be higher than the first annuity  payment.  If the  Sub-accounts  you choose perform worse than the AIR, then  subsequent annuity  payments will be lower than the first.  Within payment  options 5 and 6, the cash value for the Annuitant  (while alive) and a variable  period of time during which annuity  payments will be made whether or not the Annuitant is still alive are adjusted  based on the  performance of the  Sub-accounts  relative to the AIR;  however,  subsequent  annuity  payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         -----------------
         We calculate  each annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed under a schedule of units for each  Sub-account by the Unit Value of each  Sub-account  on the annuity  payment date. We determine the schedule of units  based on your  Account  Value  (minus any premium tax that  applies) at the time you elect to begin  receiving  annuity payments.  The schedule of units will vary based on the annuity  payment  option  selected,  the length of any certain  period
         (if  applicable),  the  Annuitant's  age and gender (if annuity  payments are due for the life of the  Annuitant) and the Unit
         Value of the Sub-accounts  you initially  selected on the Issue Date. The calculation is performed for each  Sub-account,  and the sum of the Sub-account  calculations equals the amount of your annuity payment.  Other than to fund annuity payments,  the number  of units  allocated  to each  Sub-account  will not  change  unless  you  transfer  among the  Sub-accounts  or make a withdrawal (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|      Stabilized Variable Payments (Option 5)
         ----------------------------
         This option  provides  guaranteed  payments for life, a cash value for the Annuitant  (while  alive) and a variable  period of time during which  annuity  payments  will be made  whether or not the  Annuitant  is still  alive.  We calculate  the initial
                                                                                                                                -------
         annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed  under a schedule of units by the Unit
         Values  determined on the  annuitization  date. The schedule of units is established  for each  Sub-account  you choose on the annuitization  date based on the applicable  benchmark  rate,  meaning the AIR, and the annuity  factors.  The annuity factors reflect our  assumptions  regarding  the costs we expect to bear in  guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate,  the  annuitant's  attained age and gender (where  permitted).  Unlike  variable  payments
         (described  above) where each payment can vary based on Sub-account  performance,  this payment option  cushions the immediate impact of Sub-account  performance  by adjusting the length of the time during which annuity  payments will be made whether or not the Annuitant is alive while generally  maintaining a level annuity payment amount.  Sub-account  performance that exceeds a benchmark rate will generally  extend this time period,  while  Sub-account  performance  that is less than a benchmark rate will generally  shorten the period.  If the period reaches zero and the Annuitant is still alive,  Annuity Payments  continue, however,  the annuity  payment  amount will vary  depending  on  Sub-account  performance,  similar to  conventional  variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         ------------------------------------------------------
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments  (described above). In addition to the  stabilization  feature,  this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance.  The AIR for this option is 3%.

The variable  annuity  payment  options are described in greater detail in a separate  prospectus  which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable  annuity payment option  available.  Adjustable  annuity  payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment amount is adjusted upward or downward  depending on the rate we are currently  crediting to annuity payments.  The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

LIVING BENEFIT PROGRAMS

DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

American  Skandia offers three different  optional  benefits,  for an additional  charge,  that can provide  investment  protection for
Owners while they are alive.  Notwithstanding  the additional  protection  provided under the optional  Living  Benefit  Programs,  the additional  cost has the impact of reducing net  performance of the investment  options.  Each optional  benefit offers a distinct type of guarantee,  regardless of the performance of variable  investment  options,  that may be appropriate for you depending on the manner in which you intend to make use of your annuity  while you are alive.  Depending  on which  optional  benefit you choose,  you can have substantial flexibility to invest in variable investment options while:

|X|      protecting a principal amount from decreases in value as of specified future dates;
|X|      taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time; or
|X|      guaranteeing  a minimum  amount of growth  will be applied to your  principal,  if it is to be used as the basis for  lifetime income payments beginning after a waiting period.

Below is a brief summary of the three "living  benefits" that American  Skandia offers.  Please refer to the benefit  description for a complete  description  of the terms,  conditions  and  limitations of each optional  benefit.  You should consult with your  investment professional to determine if any of these optional  benefits may be appropriate for you based on your financial  needs.  There are many factors to  consider,  but we note that among them you may want to evaluate  the tax  implications  of these  different  approaches  to meeting your needs,  both between these benefits and in comparison to other potential  solutions to your needs (e.g.  comparing the tax implications of the withdrawal benefit and annuity payments).

I.       The Guaranteed  Return Option PlusSM (GRO PlusSM)  guarantees  that, after a seven-year  period following  commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter,  the Owner's Account Value will not be less than the Account Value on the effective  date of the program.  The program also offers the Owner the option to elect a  second,  enhanced  guarantee  amount  at a higher  Account  Value  subject  to a  separate  maturity  period  (and its anniversaries).  The GRO  PlusSM  program  may be  appropriate  if you wish to protect a  principal  amount  (called  the
              "Protected  Principal  Value")  against market  downturns as of a specific date in the future,  but also wish to exercise control by allocating and transferring your available Account Value among the variable  investment options to participate in market  experience.  Under the GRO PlusSM program,  you give us the right to allocate amounts to Fixed  Allocations as needed to support the  guarantees  provided.  The  available  Account  Value that may be  allocated  among your  variable investment options are those amounts not allocated to the Fixed Allocations to support the guarantees provided.

II.      The Guaranteed  Minimum  Withdrawal  Benefit (GMWB)  guarantees the Owner's ability to make cumulative  withdrawals  over time equal to an initial principal value (called the "Protected  Withdrawal  Value"),  regardless of decreases in your Account
              Value due to market  losses.  The GMWB program may be appropriate  if you intend to make periodic  withdrawals  from your
              Annuity  and wish to ensure  that  market  performance  will not  affect  your  ability  to  receive  guaranteed  minimum withdrawals.  Taking income as withdrawals,  rather than annuity  payments,  may be less tax efficient for  non-qualified uses of the Annuity,  but provides  greater  control over the timing and amount of  withdrawals  during the  accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

III.     The Guaranteed  Minimum Income Benefit (GMIB) guarantees the Owner's ability,  after a minimum  seven-year  waiting period, to begin receiving  income from the Annuity in the form of annuity  payments based on your total Purchase  Payments (and any
              Credits applied to such Purchase  Payments)  under the contract and an annual  increase of 5% on such Purchase  Payments, adjusted for withdrawals,  regardless of the impact of market  performance on your Account Value. The GMIB program may be appropriate if you anticipate  using your Annuity as a future source of periodic fixed income  payments for the remainder of your life and wish to ensure that the basis upon which your income  payments will be calculated  will achieve at least a minimum amount despite fluctuations in market performance.

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)

---------------------------------------------------------------------------------------------------------------------------------------
The  Guaranteed  Return Option Plus  described  below is only being offered in those  jurisdictions  where we have received  regulatory approval,  and will be  offered  subsequently  in other  jurisdictions  when we receive  regulatory  approval  in those  jurisdictions.
Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  The program can be elected by new purchasers on the
Issue Date of their  Annuity,  and can be elected  by  existing  Annuity  Owners on either the  anniversary  of the Issue Date of their
Annuity or on a date other than that  anniversary,  as described  below under "Election of the Program".  The Guaranteed  Return Option
Plus is not  available if you elect the  Guaranteed  Return  Option  program  (and it is  currently  active),  the  Guaranteed  Minimum
Withdrawal  Benefit rider, the Guaranteed  Minimum Income Benefit rider or the Dollar Cost Averaging  program if it involves  transfers out of the Fixed Allocations.
---------------------------------------------------------------------------------------------------------------------------------------

We offer a program that, after a seven-year  period  following  commencement of the program (we refer to the end of that period and any applicable  subsequent  period as the  "maturity  date") and on each  anniversary  of the maturity  date  thereafter  while the program remains in effect,  guarantees  your  Account  Value will not be less than your  Account  Value on the  effective  date of your program
(called the "Protected  Principal Value").  The program also offers you the opportunity to elect a second,  enhanced  guaranteed amount at a later date if your Account Value has increased,  while preserving the guaranteed amount  established on the effective date of your program.  The enhanced  guaranteed amount (called the "Enhanced  Protected  Principal Value")  guarantees that, after a separate period following  election of the enhanced  guarantee and on each  anniversary  thereafter  while this enhanced  guarantee  amount  remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

The program monitors your Account Value daily and, if necessary,  systematically  transfers amounts between variable investment options you choose and Fixed  Allocations  used to support the Protected  Principal  Value(s).  The program may be  appropriate  if you wish to protect a principal  amount  against  market  downturns  as of a specific  date in the future,  but also wish to invest in the variable investment  options to  participate in market  performance.  There is an additional  charge if you elect the  Guaranteed  Return Option
Plus program.

The guarantees  provided by the program exist only on the applicable  maturity  date(s) and on each anniversary of the maturity date(s)
thereafter.  However,  due to the ongoing  monitoring  of your  Account  Value and the transfer of Account  Value  between the variable investment  options  and the Fixed  Allocations  to support  our future  guarantees,  the program  may  provide  some  protection  from significant  market losses if you choose to surrender the Annuity or begin  receiving  annuity  payments  prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.
|X|      Base Guarantee:  Under the base guarantee,  American  Skandia  guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect,  your Account Value will be no less than the Protected  Principal
     Value. On the maturity date and on each  anniversary  after the maturity date that the program remains in effect,  if your Account
     Value is below the Protected  Principal Value,  American  Skandia will apply  additional  amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

|X|      Enhanced  Guarantee:  On any  anniversary  following  commencement  of the program,  you can establish an enhanced  guaranteed amount based on your current  Account  Value.  Under the enhanced  guarantee,  American  Skandia  guarantees  that at the end of a specified  period  following  the  election of the enhanced  guarantee  (also  referred to as its  "maturity  date"),  and on each anniversary of the maturity date thereafter that the enhanced  guaranteed amount remains in effect,  your Account Value will be no less than the Enhanced  Protected  Principal  Value.  You can elect an enhanced  guarantee more than once;  however,  a subsequent election  supersedes  the prior  election of an enhanced  guarantee.  Election of an enhanced  guarantee  does not impact the base guarantee.  In addition,  you may elect an "auto  step-up"  feature  that will  automatically  increase  your base  guarantee  (or enhanced  guarantee,  if  previously  elected) on each  anniversary  of the program (and create a new maturity  period for the new enhanced  guarantee) if the Account Value as of that anniversary  exceeds the existing base guarantee (or enhanced  guarantee,  if previously  elected)  by 7% or more.  You may also  elect to  terminate  an  enhanced  guarantee.  If you elect to  terminate  the enhanced  guarantee,  the base guarantee will remain in effect.  If you have elected the enhanced  guarantee,  on the  guarantee's maturity date and on each  anniversary of the maturity date thereafter that the enhanced  guarantee  amount remains in effect,  if your Account  Value is below the Enhanced  Protected  Principal  Value,  American  Skandia will apply  additional  amounts to your
     Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed  Allocations  first and then to the  sub-accounts  pro rata, based on your most recent  allocation  instructions in accordance with the allocation  mechanism we use under the program.  We will notify you of any amounts  added to your  Annuity  under the program.  If our  assumptions  are correct and the  operations  relating to the  administration  of the program work  properly,  we do not expect that we will need to add  additional amounts to the Annuity.  The Protected  Principal  Value is referred to as the "Base  Guarantee" and the Enhanced  Protected  Principal
Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity
Withdrawals  from your  Annuity,  while the  program is in effect,  will  reduce the base  guarantee  under the  program as well as any enhanced  guarantee.  Cumulative annual  withdrawals up to 5% of the Protected  Principal Value as of the effective date of the program
(adjusted  for any  subsequent  Purchase  Payments  and any Credits  applied to such  Purchase  Payments)  will  reduce the  applicable guaranteed amount by the actual amount of the withdrawal  (referred to as the  "dollar-for-dollar  limit").  If the amount withdrawn is greater  than the  dollar-for-dollar  limit,  the portion of the  withdrawal  equal to the  dollar-for-dollar  limit will be treated as described  above,  and the portion of the  withdrawal in excess of the  dollar-for-dollar  limit will reduce the base guarantee and the enhanced  guarantee  proportionally,  according  to the formula as  described  in the rider for this  benefit (see the examples of this calculation  below).  Withdrawals will be taken pro-rata from the variable  investment  options and any Fixed  Allocations up to growth and  thereafter  pro rata solely from the variable  investment  options.  Withdrawals  will be subject to all other  provisions  of the
Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

Charges for other  optional  benefits under the Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed  amount under the  Guaranteed  Return Option Plus program,  however,  any partial  withdrawals in payment of charges for the
Plus40(TM)Optional  Life  Insurance  Rider (not  currently  offered for sale) and any third party  investment  advisory  service will be treated as withdrawals and will reduce the applicable guaranteed amount.

The following examples of dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the
GRO PlusSM  program are October 13, 2003;  2.) an initial  Purchase  Payment of $250,000  (includes any Credits);  3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 29, 2003 (in the first Annuity Year).  No prior  withdrawals  have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 18, 2003 (still  within the first  Annuity  Year).  The Account  Value  immediately before the withdrawal is $180,000.  As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o        the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
     The resulting base guarantee amount is: $237,500 x ( 1 - $7,500 / $177,500), or $227,464.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal is made on December 19, 2004 (second Annuity Year).  The Remaining Limit has been reset to the  dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
o        The  Remaining  Limit for the balance of the second  Annuity Year is also  reduced by the amount  withdrawn  (from  $12,500 to
         $2,500).

KEY FEATURE - Allocation of Account Value
Account Value is transferred to and maintained in Fixed  Allocations to the extent we, in our sole discretion,  deem it is necessary to support  our  guarantee(s)  under the  program.  We monitor  fluctuations  in your  Account  Value each  business  day,  as well as the prevailing  interest rates on Fixed  Allocations,  the remaining  duration(s)  until the applicable  maturity date(s) and the amount of
Account Value allocated to Fixed  Allocation(s)  relative to a "reallocation  trigger",  which determines whether Account Value must be transferred  to or from Fixed  Allocation(s).  While you are not notified when your Account Value reaches a reallocation  trigger,  you will  receive  a  confirmation  statement  indicating  the  transfer  of a  portion  of your  Account  Value  either  to or from  Fixed
Allocation(s).

|X|      If your Account Value is greater than or equal to the  reallocation  trigger,  your Account  Value in the variable  investment options will remain allocated according to your most recent  instructions.  If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable  guaranteed  amount, all or a portion of those amounts may be transferred from the
     Fixed  Allocation  and  re-allocated  to the  variable  investment  options  pro-rata  according  to your most  recent  allocation instructions  (including  the  model  allocations  under  any asset  allocation  program  you may have  elected).  A Market  Value
     Adjustment  will apply when we reallocate  Account Value from a Fixed  Allocation to the variable  investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your  Account  Value is less than the  reallocation  trigger,  a portion of your Account  Value in the variable  investment options  will be  transferred  from your  variable  investment  options  pro rata  according  to your  allocations  to a new Fixed
     Allocation(s) to support the applicable  guaranteed amount. The new Fixed  Allocation(s) will have a Guarantee Period equal to the time  remaining  until the  applicable  maturity  date(s).  The Account  Value  allocated to the new Fixed  Allocation(s)  will be credited with the fixed interest  rate(s) then being  credited to a new Fixed  Allocation(s)  maturing on the applicable  maturity date(s)  (rounded  to the next  highest  yearly  duration).  The  Account  Value will remain  invested  in each  applicable  Fixed
     Allocation  until the  applicable  maturity date unless,  at an earlier  date,  your Account Value is greater than or equal to the reallocation  trigger and,  therefore,  amounts can be  transferred  to the variable  investment  options  while  maintaining  the guaranteed protection under the program (as described above).

=======================================================================================================================================
If a significant  amount of your Account Value is systematically  transferred to Fixed  Allocations to support the Protected  Principal
Value and/or the Enhanced  Protected  Principal  Value during periods of market  declines,  low interest  rates,  and/or as the program nears its maturity  date,  less of your Account  Value may be available to  participate  in the  investment  experience of the variable investment  options if there is a subsequent  market recovery.  During periods closer to the maturity date of the base guarantee or any enhanced  guarantee,  or any  anniversary  of such maturity  date(s),  a significant  portion of your Account Value may be allocated to
Fixed  Allocations to support any applicable  guaranteed  amount(s).  If your Account Value is less than the  reallocation  trigger and new Fixed  Allocations must be established  during periods where the interest rate(s) being credited to such Fixed  Allocations is low, a larger  portion  of your  Account  Value may need to be  transferred  to Fixed  Allocations  to  support  the  applicable  guaranteed amount(s),  causing less of your Account Value to be available to participate in the investment  experience of the variable  investment options.
=======================================================================================================================================

Separate Fixed Allocations may be established in support of the Protected  Principal Value and the Enhanced  Protected  Principal Value
(if elected).  There may also be circumstances  when a Fixed Allocation will be established only in support of the Protected  Principal
Value or the  Enhanced  Protected  Principal  Value.  If you elect an  enhanced  guarantee,  it is more  likely  that a portion of your
Account  Value may be allocated to Fixed  Allocations  and will remain  allocated  for a longer  period of time to support the Enhanced
Protected  Principal Value,  even during a period of positive market  performance  and/or under  circumstances  where Fixed Allocations would not be necessary to support the Protected  Principal  Value.  Further,  there may be  circumstances  where Fixed  Allocations  in support of the Protected  Principal Value or Enhanced  Protected  Principal Value are  transferred to the variable  investment  options differently than each other because of the different guarantees they support.

American Skandia uses an allocation  mechanism based on assumptions of expected and maximum market volatility,  interest rates and time left to the  maturity of the program to  determine  the  reallocation  trigger.  The  allocation  mechanism  is used to  determine  the allocation of Account Value between Fixed  Allocations and the Sub-accounts  you choose.  American Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its discretion,  subject to regulatory  approval where required.  Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The  Guaranteed  Return  Option  Plus  program  can be elected at the time that you  purchase  your  Annuity,  or on any  business  day thereafter (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity,  the program will be effective as of the business day that we receive the required  documentation  in good order at our home office,  and the  guaranteed  amount will be based on your Account Value as of that date.  If you  previously  elected the  Guaranteed  Return Option  program and wish to elect the
Guaranteed Return Option Plus program,  your prior Guaranteed  Return Option program will be terminated.  Termination of the Guaranteed
Return  Option for the  purpose of  electing  the  Guaranteed  Return  Option  Plus,  will be treated as any other  termination  of the
Guarantee  Return option (see below),  including the termination of any guaranteed  amount,  and  application of any applicable  market value  adjustment  when amounts are  transferred  to the variable  investment  options as a result of the  termination.  The Guaranteed
Return Option Plus program will then be added to your Annuity based on the current Account Value.

Termination of the Program
The Annuity  Owner can elect to terminate  the enhanced  guarantee  but maintain the  protection  provided by the base  guarantee.  The
Annuity Owner also can terminate  the  Guaranteed  Return Option Plus program  entirely.  An Annuity Owner who  terminates  the program entirely can  subsequently  elect to  participate  in the program  again (based on the Account  Value on that date) by  furnishing  the documentation we require.  In a rising market,  an Annuity Owner could, for example,  terminate the program on a given business day and two weeks later  reinstate the program with a higher base guarantee (and a new maturity date).  However,  your ability to reinstate the program is limited by the  following:  (A) in any  Annuity  Year,  we do not permit  more than two  program  elections  (including  any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program  reinstatement  cannot be effected on the same business day on which a program  termination  was effected.  Upon  termination,  any Account Value in the Fixed
Allocations  will be transferred to the variable  investment  options pro rata based on the Account Values in such variable  investment options, or in accordance with any effective asset allocation program.  A market value adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date Account  Value is applied to begin  annuity  payments;  or (c) upon full  surrender of the Annuity.  If you elect to terminate the program,  the Guaranteed  Return Option Plus will no longer provide any guarantees.  The surviving  spouse may elect the benefit at any time,  subject to the limitations  described above,  after the death of the Annuity Owner. The surviving  spouse's election will be effective on the business day that we receive the required  documentation  in good order at our home office,  and the Account  Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option Plus program will no longer be deducted from your Account Value upon  termination  of the program.

Special Considerations under the Guaranteed Return Option Plus
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon  inception of the program,  100% of your Account  Value must be allocated to the variable  investment  options.  No Fixed
     Allocations may be in effect as of the date that you elect to participate in the program.  However,  the reallocation  trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
|X|      Annuity Owners cannot allocate any portion of Purchase Payments  (including any Credits applied to such Purchase  Payments) or transfer  Account Value to or from a Fixed Allocation while  participating  in the program,  and cannot  participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a variable investment option.
|X|      Additional  Purchase  Payments  (including  any Credits  applied to such Purchase  Payments)  applied to the Annuity while the program is in effect will increase the applicable  guarantee amount by the actual amount of the Purchase Payment;  however, all or a portion of any additional  Purchase Payments (including any credits applied to such Purchase Payments) may be allocated by us to
     Fixed Allocations to support the additional amount guaranteed.
|X|      Transfers  from Fixed  Allocations  made as a result of the  operation  of the  program  will be  subject to the Market  Value
     Adjustment  formula  under the  Annuity;  however,  the 0.10%  "cushion"  feature of the formula  will not apply.  A Market  Value
     Adjustment  may be  either  positive  or  negative.  Transfer  amounts  will be taken  from the most  recently  established  Fixed
     Allocation.
|X|      Transfers from the  Sub-accounts to Fixed  Allocations or from Fixed  Allocations to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account Value by American  Skandia on the maturity date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a significant  amount of your Account Value is  systematically  transferred  to Fixed  Allocations to support the Protected
     Principal  Value and/or the Enhanced  Protected  Principal Value you will have less of your Account Value available to allocate to the sub-accounts,  thereby limiting your ability to participate the sub-account  investment  performance.  Systematic transfers to the Fixed  Allocations  and instances  where Account  Value remains in the Fixed  Allocations  are more likely to occur in periods where the  sub-accounts  have inadequate  investment  experience,  in low interest rate  environments and as the program nears the maturity  date.  To the extent that amounts  remain in the Fixed  Allocations,  they will be  unavailable  to  participate  in the variable investment options if there is a subsequent market recovery.
|X|      Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
|X|      As the time remaining until the applicable maturity date gradually  decreases the program will become  increasingly  sensitive to moves to Fixed Allocations.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average  daily net assets of the  Sub-accounts  for  participation  in the  Guaranteed  Return
Option Plus  program.  The annual  charge is deducted  daily.  Account Value  allocated to Fixed  Allocations  under the program is not subject to the charge.  The charge is  deducted  to  compensate  American  Skandia  for:  (a) the risk that your  Account  Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED RETURN OPTION (GRO)

---------------------------------------------------------------------------------------------------------------------------------------
The  Guaranteed  Return  Option  described  below is offered  only in those  jurisdictions  where we have not yet  received  regulatory approval for the  Guaranteed  Return Option Plus as of the date the election of the option is made.  Certain terms and  conditions  may differ between  jurisdictions.  The program can be elected by new purchasers on the Issue Date of their Annuity,  and can be elected by existing  Annuity  Owners on either the  anniversary  of the Issue Date of their Annuity or on a date other than that  anniversary,  as described below under  "Election of the Program".  The Guaranteed  Return Option is not available if you elect the GRO Plus Rider,  the
Guaranteed  Minimum  Withdrawal  Benefit rider, the Guaranteed  Minimum Income Benefit rider or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
---------------------------------------------------------------------------------------------------------------------------------------

We offer a program that,  after a seven-year  period  following  commencement of the program (we refer to the end of that period as the
"maturity  date")  guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

The program monitors your Account Value daily and, if necessary,  systematically  transfers amounts between variable investment options you choose and the Fixed  Allocation  used to support the Protected  Principal  Value.  The program may be  appropriate  if you wish to protect a principal  amount  against  market  downturns  as of a specific  date in the future,  but also wish to invest in the variable investment  options to  participate in market  performance.  There is an additional  charge if you elect the  Guaranteed  Return Option program.

The guarantees  provided by the program exist only on the  applicable  maturity date.  However,  due to the ongoing  monitoring of your
Account  Value and the  transfer of Account  Value  between the variable  investment  options and the Fixed  Allocation  to support our future  guarantee,  the program may provide some  protection from  significant  market losses if you choose to surrender the Annuity or begin  receiving  annuity  payments prior to a maturity date. For this same reason,  the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value
|X|      Under the GRO option,  American  Skandia  guarantees  that on the maturity  date,  your Account Value will be no less than the
     Protected  Principal Value. On the maturity date if your Account Value is below the Protected  Principal  Value,  American Skandia will apply  additional  amounts to your  Annuity  from its  general  account to  increase  your  Account  Value to be equal to the
     Protected Principal Value.

Any amounts added to your Annuity to support our guarantees  under the program will be applied to the Fixed  Allocation  first and then to the  Sub-accounts  pro rata, based on your most recent  allocation  instructions in accordance with the allocation  mechanism we use under the program.  We will notify you of any amounts  added to your  Annuity  under the program.  If our  assumptions  are correct and the  operations  relating to the  administration  of the program work  properly,  we do not expect that we will need to add  additional amounts to the Annuity.  The Protected  Principal Value is generally  referred to as the "Guaranteed  Amount" in the rider we issue for this benefit.

KEY FEATURE - Allocation of Account Value
Account Value is  transferred to and maintained in a Fixed  Allocation to the extent we, in our sole  discretion,  deem it is necessary to support  our  guarantee  under the  program.  We monitor  fluctuations  in your  Account  Value each  business  day,  as well as the prevailing  interest  rates on the Fixed  Allocation,  the  remaining  duration  until the  applicable  maturity date and the amount of
Account Value allocated to the Fixed Allocation  relative to a "reallocation  trigger",  which determines whether Account Value must be transferred to or from the Fixed  Allocation.  While you are not notified when your Account Value reaches a reallocation  trigger,  you will  receive a  confirmation  statement  indicating  the  transfer  of a portion  of your  Account  Value  either to or from the Fixed
Allocation.

|X|      If your Account Value is greater than or equal to the  reallocation  trigger,  your Account  Value in the variable  investment options will remain allocated according to your most recent  instructions.  If a portion of Account Value was previously allocated to the Fixed  Allocation to support the guaranteed  amount,  all or a portion of those amounts may be  transferred  from the Fixed
     Allocation and re-allocated to the variable  investment  options pro-rata  according to your most recent  allocation  instructions
     (including the model  allocations under any asset allocation  program you may have elected).  A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the variable investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your  Account  Value is less than the  reallocation  trigger,  a portion of your Account  Value in the variable  investment options  will be  transferred  from your  variable  investment  options  pro rata  according  to your  allocations  to a new Fixed
     Allocation to support the guaranteed  amount.  The new Fixed  Allocation will have a Guarantee  Period equal to the time remaining until the  applicable  maturity  date.  The Account Value  allocated to the new Fixed  Allocation  will be credited with the fixed interest rate then being credited to a new Fixed Allocation  maturing on the applicable maturity date (rounded to the next highest yearly  duration).  The Account Value will remain invested in the Fixed Allocation  until the maturity date unless,  at an earlier date, your Account Value is greater than or equal to the reallocation  trigger and,  therefore,  amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

=======================================================================================================================================
If a  significant  amount of your  Account  Value is  systematically  transferred  to the Fixed  Allocation  to support  the  Protected
Principal  Value during periods of market  declines,  low interest  rates,  and/or as the program nears its maturity date, less of your
Account  Value may be  available  to  participate  in the  investment  experience  of the  variable  investment  options  if there is a subsequent  market  recovery.  During periods closer to the maturity date of the guarantee a significant  portion of your Account Value may be  allocated  to the Fixed  Allocation  to support  any  applicable  guaranteed  amount.  If your  Account  Value is less than the reallocation  trigger and a new Fixed  Allocation  must be  established  during  periods where the interest rate being credited to such
Fixed  Allocations is low, a larger  portion of your Account Value may need to be  transferred  to the Fixed  Allocation to support the guaranteed  amount,  causing less of your Account Value to be available to  participate  in the  investment  experience of the variable investment options.
=======================================================================================================================================

American Skandia uses an allocation  mechanism based on assumptions of expected and maximum market volatility,  interest rates and time left to the  maturity of the program to  determine  the  reallocation  trigger.  The  allocation  mechanism  is used to  determine  the allocation of Account Value between Fixed  Allocation and the  Sub-accounts  you choose.  American Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its discretion,  subject to regulatory  approval where required.  Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The Guaranteed  Return Option can be elected at the time that you purchase your Annuity,  or on any business day  thereafter  (prior to annuitization).  If you elect the program  after the Issue Date of your  Annuity,  the program will be effective as of the business day that we receive the required  documentation in good order at our home office,  and the guaranteed  amount will be based on your Account
Value as of that date.

Termination of the Program
The Annuity  Owner also can  terminate  the  Guaranteed  Return  Option  program.  Upon  termination,  any  Account  Value in the Fixed
Allocations  will be transferred to the variable  investment  options pro rata based on the Account Values in such variable  investment options, or in accordance with any effective asset allocation program.  A market value adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date Account  Value is applied to begin  annuity  payments;  or (c) upon full  surrender of the Annuity.  If you elect to terminate the program,  the Guaranteed Return Option will no longer provide any guarantees.  If the surviving spouse assumes the Annuity,  he/she may re-elect the benefit on any  anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously  elected the benefit,  may elect the benefit at any time.  The  surviving  spouse's  election  will be effective on the business day that we receive the  required  documentation  in good order at our home  office,  and the  Account  Value on that  business  day will be the  Protected
Principal Value.

The charge for the  Guaranteed  Return  Option  program will no longer be deducted  from your  Account  Value upon  termination  of the program.  Termination of GRO and subsequent movements out of the Fixed Allocation will be subject to a market value adjustment.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon  inception of the program,  100% of your Account Value must be allocated to the variable  investment  options.  The Fixed
     Allocations may not be in effect as of the date that you elect to participate in the program.  However,  the reallocation  trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
|X|      Annuity Owners cannot allocate any portion of Purchase Payments  (including any Credits applied to such Purchase  Payments) or transfer Account Value to or from the Fixed Allocation while  participating in the program,  and cannot  participate in any dollar cost averaging program that transfers Account Value from the Fixed Allocation to a variable investment option.
|X|      Additional  Purchase  Payments  (including  any Credits  applied to such Purchase  Payments)  applied to the Annuity while the program is in effect will increase the guarantee amount by the actual amount of the Purchase  Payment;  however,  all or a portion of any additional  Purchase Payments (including any Credits applied to such Purchase Payments) may be allocated by us to the Fixed
     Allocation to support the additional amount guaranteed.
|X|      Transfers  from the Fixed  Allocation  made as a result of the  operation  of the program  will be subject to the Market Value
     Adjustment  formula  under the  Annuity;  however,  the 0.10%  "cushion"  feature of the formula  will not apply.  A Market  Value
     Adjustment  may be  either  positive  or  negative.  Transfer  amounts  will be taken  from the most  recently  established  Fixed
     Allocation.
|X|      Transfers from the Sub-accounts to the Fixed  Allocation or from the Fixed  Allocation to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account Value by American  Skandia on the maturity date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a significant  amount of your Account Value is systematically  transferred to the Fixed Allocation to support the Protected
     Principal Value you will have less of your Account Value available to allocate to the sub-accounts,  thereby limiting your ability to participate the sub-account  investment  performance.  Systematic transfers to the Fixed Allocation and instances where Account
     Value  remains in the Fixed  Allocation  are more likely to occur in periods where the  sub-accounts  have  inadequate  investment experience,  in low interest rate  environments  and as the program nears the maturity  date. To the extent that amounts remain in the Fixed Allocation,  they will be unavailable to participate in the variable  investment options if there is a subsequent market recovery.
|X|      Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
|X|      As the time remaining until the applicable maturity date gradually  decreases the program will become  increasingly  sensitive to moves to the Fixed Allocation.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average  daily net assets of the  sub-accounts  for  participation  in the  Guaranteed  Return
Option program.  The annual charge is deducted daily.  Account Value  allocated to Fixed  Allocations  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

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     Effective  November 18, 2002,  American Skandia changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method  described  above.  The annual  charge for the  Guaranteed  Return Option for Owners who elected the benefit  between  January 23, 2002 and November 15, 2002 and  subsequent  to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually,  in arrears,  according to the prospectus in effect as of the date the program was elected.  Owners who  terminate and then  re-elect the  Guaranteed  Return Option or elect to restart the Guaranteed Return Option at any time after November 18, 2002 will be subject to the charge method described above.
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GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

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The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those  jurisdictions  where we have received regulatory  approval  and  will be  offered  subsequently  in  other  jurisdictions  when  we  receive  regulatory  approval  in  those jurisdictions.  Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  Currently,  the program can only be elected by new  purchasers  on the Issue Date of their  Annuity.  We may offer the  program to existing  Annuity  Owners in the future, subject to our eligibility  rules and restrictions.  The Guaranteed  Minimum  Withdrawal  Benefit program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, or the Guaranteed Minimum Income Benefit rider.
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We offer a program  that  guarantees  your ability to withdraw  amounts  equal to an initial  principal  value  (called the  "Protected
Withdrawal  Value"),  regardless of the impact of market performance on your Account Value,  subject to our program rules regarding the timing and amount of  withdrawals.  The program may be  appropriate  if you intend to make periodic  withdrawals  from your Annuity and wish to ensure  that  market  performance  will not affect  your  ability to  protect  your  principal.  You are not  required  to make withdrawals  as part of the program - the  guarantee is not lost if you withdraw  less than the maximum  allowable  amount of principal each year under the rules of the program.  There is an  additional  charge if you elect the GMWB  program;  however,  the charge may be waived under certain circumstances described below.

KEY FEATURE - Protected Withdrawal Value
The Protected  Withdrawal  Value is the total amount that we guarantee will be available to you through  withdrawals  from your Annuity and/or  benefit  payments,  regardless of the impact of market  performance on your Account Value.  The Protected  Withdrawal  Value is reduced with each  withdrawal you make until the Protected  Withdrawal  Value is reduced to zero. When the Protected  Withdrawal  Value is reduced to zero due to your  withdrawals,  the GMWB program  terminates.  Additionally,  the Protected  Withdrawal  Value is used to determine the maximum annual amount that you can withdraw from your Annuity,  called the Protected Annual  Withdrawal  Amount,  without triggering an adjustment in the Protected  Withdrawal Value on a proportional  basis. The Protected  Withdrawal Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

The Protected  Withdrawal Value is determined as of the date you make your first  withdrawal under the Annuity  following your election of the GMWB  program.  The initial  Protected  Withdrawal  Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program,  plus any additional  Purchase Payments and any Credits that may be applied to such Purchase Payments before the date of your  first  withdrawal;  or (B) the  Account  Value as of the  date of the  first  withdrawal  from  your  Annuity.  The  Protected
Withdrawal Value may be enhanced by increases in your Account Value due to market  performance  during the period between your election of the GMWB program and the date of your first withdrawal.

|X|   If you elect the GMWB program at the time you purchase your Annuity,  the Account Value will be your initial Purchase Payment plus any Credit applied to such Purchase Payment.

|X|   If we offer the GMWB program to existing  Annuity  Owners,  the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Withdrawal Value.

|X|   If you make additional  Purchase  Payments after your first  withdrawal,  the Protected  Withdrawal Value will be increased by the amount of the additional Purchase Payment and any Credits that we apply to the Purchase Payment.

You may elect to step-up your Protected  Withdrawal  Value if, due to positive market  performance,  your Account Value is greater than the Protected  Withdrawal  Value. You are eligible to step-up the Protected  Withdrawal Value on or after the 5th contract  anniversary following the first  withdrawal  under the GMWB program.  The  Protected  Withdrawal  Value can be stepped up again on or after the 5th contract  anniversary  following the preceding step-up.  If you elect to step-up the Protected  Withdrawal Value, you must do so during the 30-day period prior to your  eligibility  date. If you elect to step-up the Protected  Withdrawal  Value under the program,  and on the date you elect to step-up,  the charges under the GMWB program have changed for new purchasers,  your program may be subject to the new charge going forward.

Upon election of the step-up,  we reset the Protected  Withdrawal  Value to be equal to the then current  Account  Value.  For example, assume your  initial  Protected  Withdrawal  Value was  $100,000  and you have made  cumulative  withdrawals  of $40,000,  reducing the
Protected  Withdrawal Value to $60,000.  On the date you are eligible to step-up the Protected  Withdrawal Value, your Account Value is equal to $75,000.  You could elect to step-up the Protected  Withdrawal  Value to $75,000 on the date you are  eligible.  Upon election of the step-up,  we also reset the Protected Annual Withdrawal Amount (discussed  immediately  below) to be equal to the greater of (A)
the Protected Annual Withdrawal Amount  immediately prior to the reset; and (B) 7% of the Protected  Withdrawal Value immediately after the reset.

KEY FEATURE - Protected Annual Withdrawal Amount
The initial  Protected Annual  Withdrawal  Amount is equal to 7% of the Protected  Withdrawal  Value.  Under the GMWB program,  if your cumulative  withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount,  your Protected  Withdrawal
Value  will be  reduced  on a  "dollar-for-dollar"  basis (the  Protected  Withdrawal  Value is  reduced  by the  actual  amount of the withdrawal,  including any CDSC or MVA that may apply).  Cumulative  withdrawals  in any Annuity Year that exceed the Protected  Annual
Withdrawal  Amount  trigger a  proportional  adjustment to both the Protected  Withdrawal  Value and the  Protected  Annual  Withdrawal
Amount,  as described in the rider for this benefit (see the examples of this  calculation  below).  The  Protected  Annual  Withdrawal
Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

The GMWB  program  does not affect your ability to make  withdrawals  under your  Annuity or limit your ability to request  withdrawals that exceed the  Protected  Annual  Withdrawal  Amount.  You are not  required to withdraw all or any portion of the  Protected  Annual
Withdrawal Amount each Annuity Year.

|X|   If,  cumulatively,  you  withdraw an amount less than the  Protected  Annual  Withdrawal  Amount in any Annuity  Year,  you cannot carry-over  the unused  portion of the Protected  Annual  Withdrawal  Amount to subsequent  Annuity  Years.  However,  because the
      Protected  Withdrawal  Value is only reduced by the actual amount of withdrawals  you make under these  circumstances,  any unused
      Protected  Annual  Withdrawal  Amount may extend the period of time until the remaining  Protected  Withdrawal Value is reduced to zero.
|X|   Additional  Purchase Payments will increase the Protected Annual  Withdrawal Amount by 7% of the applicable  Purchase Payment (and any Credits we apply to such Purchase Payment).
|X|   If the Protected  Annual  Withdrawal  Amount after an adjustment  exceeds the Protected  Withdrawal  Value,  the Protected  Annual
      Withdrawal Amount will be set equal to the Protected Withdrawal Value.

The following  examples of dollar-for  dollar and proportional  reductions and the reset of the Maximum Annual Benefit assume that: 1.)
the Issue Date and the effective date of the GMWB program are October 13, 2003; 2.) an initial Purchase  Payment of $250,000  (includes any Credits); 3.) a Protected Withdrawal Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 13, 2003 (in the first Annuity Year).  No prior  withdrawals  have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
o        The Protected Withdrawal Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The  remaining  Protected  Annual  Withdrawal  Amount for the balance of the first  Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 13, 2003 (still  within the first  Annuity  Year).  The Account  Value  immediately before the withdrawal is $220,000.  As the amount withdrawn  exceeds the remaining  Protected Annual  Withdrawal  Amount of $7,500 from
Example 1:
o        the  Protected  Withdrawal  Value is first reduced by the  remaining  Protected  Annual  Withdrawal  Amount (from  $240,000 to
         $232,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).
o        B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).
     The resulting Protected Withdrawal Value is: $232,500 x ( 1 - $2,500 / $212,500), or $229,764.71.
o        the Protected  Annual  Withdrawal  Amount is also reduced by the ratio of A to B: The resulting  Protected  Annual  Withdrawal
         Amount is: $17,500 x ( 1 - $2,500 / $212,500), or $17,294.12.
o        The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Maximum Annual Benefit

A $10,000  withdrawal is made on October 13, 2004 (second Annuity Year).  The remaining  Protected  Annual  Withdrawal  Amount has been reset to the  Protected  Annual  Withdrawal  Amount of  $17,294.12  from Example 2. As the amount  withdrawn is less than the remaining
Protected Annual Withdrawal Amount:
o        the  Protected  Withdrawal  Value is  reduced  by the  amount  withdrawn  (i.e.,  reduced  by  $10,000,  from  $229,764.71  to
         $219,764.71).
o        The remaining  Protected  Annual  Withdrawal  Amount for the balance of the second  Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

BENEFITS UNDER THE GMWB PROGRAM

|X|   In addition to any withdrawals you make under the GMWB program,  market performance may reduce your Account Value. If your Account
      Value is equal to zero, and you have not received all of your  Protected  Withdrawal  Value in the form of  withdrawals  from your
      Annuity,  we will  continue to make payments  equal to the remaining  Protected  Withdrawal  Value in the form of fixed,  periodic payments until the remainder of the Protected  Withdrawal Value is paid, at which time the rider terminates.  The fixed,  periodic payments  will each be equal to the  Protected  Annual  Withdrawal  Amount,  except for the last payment which may be equal to the remaining  Protected  Withdrawal  Value. We will determine the duration for which periodic  payments will continue by dividing the
      Protected  Withdrawal Value by the Protected Annual  Withdrawal  Amount.  You will not have the right to make additional  Purchase
      Payments or receive the remaining  Protected  Withdrawal Value in a lump sum. You can elect the frequency of payments,  subject to our rules then in effect.

|X|   If the death benefit under the Annuity becomes payable before you have received all of your Protected Withdrawal Value in the form of withdrawals from your Annuity,  your Beneficiary has the option to elect to receive the remaining Protected Withdrawal Value as an alternate  death benefit  payout in lieu of the amount payable under any other death benefit  provided  under the Annuity.  The remaining  Protected  Withdrawal  Value will be payable in the form of fixed,  periodic  payments.  Your beneficiary can elect the frequency of payments,  subject to our rules then in effect.  We will  determine  the duration for which  periodic  payments  will continue by dividing the Protected  Withdrawal Value by the Protected Annual Withdrawal Amount. The Protected  Withdrawal Value is
      not equal to the Account Value for purposes of the Annuity's  other death benefit  options.  The GMWB program does not increase or decrease the amount  otherwise  payable under the Annuity's other death benefit options.  Generally,  the GMWB program would be of value to your Beneficiary only when the Protected Withdrawal Value at death exceeds any other amount available as a death benefit.

|X|   If you elect to begin receiving  annuity  payments before you have received all of your Protected  Withdrawal Value in the form of withdrawals  from your Annuity,  an additional  annuity  payment option will be available that makes fixed annuity  payments for a certain period,  determined by dividing the Protected  Withdrawal Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed  interest rate on other annuity  payment  options we offer.  This 0% assumed  interest rate results in lower annuity  payments than what would have been paid if the assumed  interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin  receiving  annuity  payments  based on your then current  Account Value (not the  remaining  Protected
      Withdrawal Value) under any of the available annuity payment options.

Other Important Considerations
|X|   Withdrawals under the GMWB program are subject to all of the terms and conditions of the Annuity,  including any CDSC and MVA that may apply.  Amounts  withdrawn up to the Protected Annual  Withdrawal  Amount will generally not be subject to any applicable CDSC since they are less than the amount available under any free withdrawal provision of your Annuity.
|X|   Withdrawals made while the GMWB program is in effect will be treated,  for tax purposes,  in the same way as any other withdrawals under the Annuity.
|X|   The GMWB program does not directly  affect the Annuity's  Account Value or Surrender  Value,  but any withdrawal will decrease the
      Account Value by the amount of the withdrawal.  If you surrender your Annuity,  you will receive the current  Surrender Value, not the Protected Withdrawal Value.
|X|   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program.  The
      GMWB program provides a guarantee that if your Account Value declines due to market performance,  you will be able to receive your
      Protected Withdrawal Value in the form of periodic benefit payments.
|X|   We currently limit the variable  investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited  investment  option to an eligible  investment  option.  Should we prohibit access to any investment option, any transfers required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity year. We may also require that you allocate your Account
      Value according to an asset allocation model.

Election of the Program
Currently,  the GMWB program can only be elected at the time that you  purchase  your  Annuity.  In the future,  we may offer  existing
Annuity  Owners the  option to elect the GMWB  program  after the Issue Date of their  Annuity,  subject to our  eligibility  rules and restrictions.  If you elect the GMWB  program  after the Issue Date of your  Annuity,  the  program  will be  effective  as of the next anniversary  date. Your Account Value as of such  anniversary  date will be used to calculate the initial  Protected  Withdrawal  Value and the initial Protected Annual Withdrawal Amount.

We reserve the right to restrict the maximum  amount of Protected  Withdrawal  Value that may be covered  under the GMWB program  under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

Termination of the Program
The program  terminates  automatically when your Protected  Withdrawal Value reaches zero based on your withdrawals.  You may terminate the program at any time by notifying  us. If you  terminate the program,  any  guarantee  provided by the benefit will  terminate as of the date the  termination is effective.  The program  terminates  upon your  surrender of the Annuity,  upon due proof of death (unless your surviving  spouse elects to continue the Annuity and the GMWB program or your  Beneficiary  elects to receive the amounts  payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

Charges under the Program
Currently,  we deduct a charge  equal to 0.35% of the  average  daily net  assets of the  Sub-accounts  per year to  purchase  the GMWB program.  The annual charge is deducted  daily.  Account Value allocated to Fixed  Allocations  under the program is not subject to the charge.

|X|   If, during the seven years  following  the effective  date of the program,  you do not make any  withdrawals,  and do not make any additional  Purchase  Payments after a five-year  period  following the effective date of the program,  the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual  charge,  we will begin  charging for the program.  After year seven (7) following  the effective  date of the program, withdrawals will not cause a charge to be re-imposed.

|X|   If you elect to step-up the Protected  Withdrawal Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts
If you purchase an Annuity as an investment vehicle for "qualified"  investments,  including an IRA, SEP-IRA, Roth IRA or Tax Sheltered
Annuity (or  403(b)),  the minimum  distribution  rules under the Code  require  that you begin  receiving  periodic  amounts from your
Annuity  beginning  after age 70 1/2. The amount required under the Code may exceed the Protected  Annual  Withdrawal  Amount,  which will cause us to  recalculate  the  Protected  Withdrawal  Value and the Protected  Annual  Withdrawal  Amount,  resulting in a lower amount payable in future  Annuity  Years.  In  addition,  the amount and  duration of payments  under the  annuity  payment and death  benefit provisions  may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax  considerations  such as minimum distribution requirements.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

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The Guaranteed  Minimum Income Benefit  program  described  below is only being offered in those  jurisdictions  where we have received regulatory  approval,  and  will be  offered  subsequently  in  other  jurisdictions  when we  receive  regulatory  approval  in  those jurisdictions.  Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  Currently,  the program can only be elected by new  purchasers  on the Issue Date of their  Annuity.  We may offer the  program to existing  Annuity  Owners in the future, subject to our  eligibility  rules and  restrictions.  The Guaranteed  Minimum Income Benefit program is not available if you elect the
Guaranteed Return Option program, Guaranteed Return Option Plus program or the Guaranteed Minimum Withdrawal Benefit rider.
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We offer a program that,  after a seven-year  waiting period,  guarantees  your ability to begin receiving  income from your Annuity in the form of annuity  payments  based on a guaranteed  minimum value (called the  "Protected  Income  Value") that  increases  after the waiting period begins,  regardless of the impact of market  performance on your Account Value.  The program may be appropriate  for you if you anticipate  using your Annuity as a future source of periodic  fixed income  payments for the remainder of your life and wish to ensure that the basis upon which your income  payments will be calculated  will achieve at least a minimum amount despite  fluctuations in market performance.  There is an additional charge if you elect the GMIB program.

KEY FEATURE - Protected Income Value
The Protected  Income Value is the minimum amount that we guarantee will be available (net of any applicable  premium  taxes),  after a waiting  period of at least  seven  years,  as a basis to begin  receiving  fixed  annuity  payments.  The  Protected  Income  Value is initially  established  on the  effective  date of the GMIB program and is equal to your Account Value on such date.  Currently,  since the GMIB program may only be elected at issue,  the  effective  date is the Issue Date of the Annuity.  The  Protected  Income Value is
increased  daily based on an annual growth rate of 5%,  subject to the  limitations  described  below.  The  Protected  Income Value is referred  to as the  "Protected  Value"  in the rider we issue  for this  benefit.  The 5% annual  growth  rate is  referred  to as the
"Roll-Up Percentage" in the rider we issue for this benefit.

The Protected  Income Value is subject to a limit of 200% (2X) of the sum of the Protected  Income Value  established  on the effective date of the GMIB program,  or the effective date of any step-up value,  plus any additional  Purchase Payments and any Credits that are applied to such Purchase  Payments made after the waiting  period  begins  ("Maximum  Protected  Income  Value"),  minus the sum of any reductions in the Protected Income Value due to withdrawals you make from the Annuity after the waiting period begins.

|X|   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value.  However, we will increase the Protected Income Value by the amount of any additional  Purchase  Payments and any Credits applied to such Purchase  Payments after you reach the Maximum
      Protected Income Value.  Further,  if you make withdrawals  after you reach the Maximum Protected Income Value, we will reduce the
      Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

|X|   Subject to the Maximum  Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary  date on or immediately  following the Annuitant's  80th birthday or the 7th anniversary of the later of the effective date of the GMIB program or the effective date of the most recent  step-up.  However,  we will increase the
      Protected  Income Value by the amount of any  additional  Purchase  Payments and any Credits  applied to such  Purchase  Payments.
      Further, if you make withdrawals after the Annuitant reaches the maximum  age/duration limits, we will reduce the Protected Income
      Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

|X|   Subject to the Maximum Protected Income Value, if you make an additional  Purchase Payment,  we will increase the Protected Income
      Value by the amount of the  Purchase  Payment  (including  any  Credits  that may be applied to your  Account  Value based on such
      Purchase Payment) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

|X|   As described below, after the waiting period begins,  cumulative  withdrawals each Annuity Year that are up to 5% of the Protected
      Income Value on the prior  anniversary  of the Annuity  will reduce the  Protected  Income Value by the amount of the  withdrawal.
      Cumulative  withdrawals each Annuity Year in excess of 5% of the Protected  Income Value on the prior  anniversary of the Annuity, will reduce the Protected Income Value  proportionately.  All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up  the Protected  Income Value - You may elect to "step-up" or "reset" your  Protected  Income Value if your Account Value is
----------------------------------------
greater than the current  Protected Income Value. Upon exercise of the step-up  provision,  your initial Protected Income Value will be reset equal to your current  Account Value.  From the date that you elect to step-up the Protected  Income Value,  we will apply the 5%
annual growth rate to the stepped-up  Protected Income Value, as described  above. You can exercise the step-up  provision twice on any business day while the GMIB program is in effect, and only while the Annuitant is less than age 76.

|X|   A new  seven-year  waiting period will be  established  upon the effective  date of your election to step-up the Protected  Income
      Value. You cannot exercise your right to begin receiving  annuity payments under the GMIB program until the end of the new waiting period.
|X|   The Maximum  Protected Income Value will be reset as of the effective date of any step-up.  The new Maximum Protected Income Value will be equal to 200% of the sum of the  Protected  Income  Value as of the  effective  date of the  step-up  plus any  subsequent
      Purchase  Payments and any Credits applied to such Purchase  Payments,  minus the impact of any withdrawals  after the date of the step-up.
|X|   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
|X|   If you elect to step-up the Protected Income Value under the program,  and on the date you elect to step-up, the charges under the
      GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
|X|   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

Impact of Withdrawals on the Protected  Income Value - Cumulative  withdrawals each Annuity Year up to 5% of the Protected Income Value
----------------------------------------------------
will reduce the Protected  Income Value on a  "dollar-for-dollar"  basis (the Protected Income Value is reduced by the actual amount of the  withdrawal).  Cumulative  withdrawals in any Annuity Year in excess of 5% of the Protected  Income Value will reduce the Protected
Income Value  proportionately  (see the examples of this  calculation  below).  The 5% annual  withdrawal  amount is determined on each anniversary  of the Issue Date (or on the Issue Date for the first  Annuity  Year) and  applies to any  withdrawals  during the Annuity
Year.  This means that the amount  available  for  withdrawals  each  Annuity Year on a  "dollar-for-dollar"  basis is adjusted on each contract anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

The following examples of dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the
GMIB program are October 13, 2003;  2.) an initial  Purchase  Payment of $250,000  (includes  any  Credits);  3.) an initial  Protected
Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 13, 2003 (in the first Annuity  Year).  No prior  withdrawals  have been taken.  Immediately prior to the withdrawal,  the Protected Income Value is $251,038.10  (the initial value  accumulated for 31 days at an annual effective rate of 5%).  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
o        The remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000  withdrawal is taken on December 13, 2003 (still within the first Annuity Year).  Immediately  before the  withdrawal, the Account Value is $220,000 and the Protected  Income Value is $242,006.64.  As the amount  withdrawn  exceeds the Remaining Limit of
$2,500 from Example 1:
o        the Protected Income Value is first reduced by the Remaining Limit (from 242,006.64 to 239,506.64);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).
     The resulting Protected Income Value is: $239,506.64 x ( 1 - $7,500 / $217,500), or $231,247.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal  is made on the first  anniversary  of the Issue Date,  October  13, 2004  (second  Annuity  Year).  Prior to the withdrawal,  the Protected  Income Value is  $240,870.56.  The Remaining  Limit is reset to 5% of this amount,  or  $12,043.53.  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,870.56 to $230,870.56).
o        The Remaining  Limit for the balance of the second Annuity Year is also reduced by the amount  withdrawn  (from  $12,043.53 to
         $2,043.53).

KEY FEATURE - GMIB Annuity Payments
You can elect to apply the  Protected  Income  Value to one of the  available  GMIB Annuity  Payment  Options on any  anniversary  date following the initial waiting period, or any subsequent  waiting period  established upon your election to step-up the Protected Income
Value.  Once you have  completed  the waiting  period,  you will have a 30-day  period each year,  prior to the  contract  anniversary, during which you may elect to begin  receiving  annuity  payments under one of the available  GMIB Annuity  Payment  Options.  You must elect one of the GMIB  Annuity  Payment  Options by the  anniversary  of the  Annuity's  Issue  Date on or  immediately  following  the
Annuitant's 95th birthday,  except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b),  in which case you must elect one of the GMIB Annuity  Payment  Options by the  anniversary of the Annuity's  Issue Date on or immediately  following the Annuitant's
92nd birthday.

The amount of each GMIB Annuity  Payment  will be  determined  based on the age and,  where  permitted by law, sex of the  Annuitant by applying  the  Protected  Income  Value (net of any  applicable  premium tax that may be due) to the GMIB  Annuity  Payment  Option you choose.  We use special  annuity  purchase  rates to calculate the amount of each payment due under the GMIB Annuity  Payment  Options.
These special rates for the GMIB Annuity Payment Options are calculated  using an assumed  interest rate factor that provides for lower growth in the value  applied to produce  annuity  payments than if you elected an annuity  payment  option that is not part of the GMIB program.  These  special  rates  also  are  calculated  using  other  factors  such as "age  setbacks"  (use of an age  lower  than the
Annuitant's  actual age) that result in lower  payments than would result if you elected an annuity  payment option that is not part of the GMIB  program.  Use of an age setback  entails a longer  assumed  life for the  Annuitant  which in turn  results in lower  annuity payments.

On the date that you elect to begin receiving GMIB Annuity  Payments,  we guarantee that your payments will be calculated based on your
Account  Value and our then current  annuity  purchase  rates if the payment  amount  calculated  on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period
Under this option,  monthly  annuity  payments  will be made until the death of the  Annuitant.  If the  Annuitant  dies before  having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period
Under this  option,  monthly  annuity  payments  will be made until the death of both the  Annuitant  and the Joint  Annuitant.  If the
Annuitant and the Joint  Annuitant die before having received 120 monthly  annuity  payments,  the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
|X|   If the Annuitant dies first,  we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain.  However,  if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
|X|   If the Joint  Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

You cannot  withdraw your Account Value or the Protected  Income Value under either GMIB Annuity  Payment Option once annuity  payments have begun.  We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations
|X|   You should note that GMIB is designed to provide a type of insurance  that serves as a safety net only in the event your  contract value declines  significantly due to negative  investment  performance.  If your contract value is not  significantly  affected by negative  investment  performance,  it is unlikely  that the  purchase of the GMIB will result in your  receiving  larger  annuity payments than if you had not  purchased  GMIB.  This is because the  assumptions  that we use in computing  the GMIB,  such as the annuity purchase rates,  (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity  purchase  rates,  than if you were to annuitize under the GMIB with a higher  Protected  Value than your Account Value but, at the annuity  purchase  rates  guaranteed  under the GMIB. The GMIB program does not directly affect the Annuity's  Account Value,  Surrender Value or the amount payable under either the basic death benefit  provision of the Annuity or any optional death benefit  provision.  If you surrender  your Annuity,  you will receive the current  Surrender  Value,  not the Protected  Income Value.  The Protected  Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
|X|   The Annuity offers other annuity  payment  options that you can elect which do not impose an additional  charge,  but which do not offer to guarantee a minimum value on which to make annuity payments.
|X|   Where allowed by law, we reserve the right to limit subsequent  purchase  payments if we determine,  at our sole discretion,  that based on the timing of your  Purchase  Payments and  withdrawals,  your  Protected  Income Value is  increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are  disproportionately  larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
|X|   We currently limit the variable  investment options in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited  investment  option to an eligible  investment  option.  Should we prohibit access to any investment option, any transfers required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity Year. We may also require that you allocate your Account
      Value according to an asset allocation model.
|X|   If you change the  Annuitant  after the effective  date of the GMIB program,  the period of time during which we will apply the 5%
      annual growth rate may be changed based on the age of the new Annuitant.  If the new Annuitant  would not be eligible to elect the
      GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
|X|   Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
|X|   At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available,  the protection  provided by the Annuity's basic death benefit or any optional death benefit provision you elected will no longer apply.

Election of the Program
Currently,  the GMIB program can only be elected at the time that you purchase  your Annuity.  The Annuitant  must be age 75 or less as of the effective date of the GMIB program.  In the future,  we may offer  existing  Annuity Owners the option to elect the GMIB program after the Issue Date of their  Annuity,  subject to our  eligibility  rules and  restrictions.  If you elect the GMIB program after the
Issue Date of your  Annuity,  the program will be effective as of the date of election.  Your Account Value as of the that date will be used to calculate the Protected Income Value as of the effective date of the program.

Termination of the Program
The GMIB  program  cannot be  terminated  by the Owner once  elected.  The GMIB  program  automatically  terminates  as of the date the
Annuity is fully  surrendered,  on the date the death benefit is payable to your  Beneficiary  (unless your surviving  spouse elects to continue the Annuity),  or on the date that your Account Value is transferred to begin making  annuity  payments.  The GMIB program may also be  terminated  if you  designate a new  Annuitant  who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

Upon  termination  of the GMIB program we will deduct the charge from your Account  Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Program
Currently,  we deduct a charge  equal to 0.50% per year of the  average  Protected  Income  Value for the period  the  charge  applies.
Because the charge is calculated  based on the average  Protected  Income Value,  it does not increase or decrease  based on changes to the  Annuity's  Account  Value due to market  performance.  The dollar amount you pay each year will increase in any year the Protected
Income Value  increases,  and it will decrease in any year the Protected  Income Value  decreases due to  withdrawal,  irrespective  of whether your Account Value increases or decreases.

The charge is deducted  annually in arrears  each  Annuity  Year on the  anniversary  of the Issue Date of the  Annuity.  We deduct the amount of the charge pro-rata from the Account Value allocated to the variable  investment  options and the Fixed  Allocations.  No MVA will apply to Account Value deducted from a Fixed  Allocation.  If you surrender your Annuity,  begin receiving  annuity payments under the GMIB program or any other annuity  payment  option we make  available  during an Annuity Year, or the GMIB program  terminates,  we will deduct the charge for the portion of the Annuity Year since the prior  anniversary of the Annuity's  Issue Date (or the Issue Date if in the first Annuity Year).

No charge applies after the Annuity Date.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
The Annuity  provides a Death Benefit  during its  accumulation  period.  If the Annuity is owned by one or more natural  persons,  the
Death  Benefit is payable  upon the first death of an Owner.  If the Annuity is owned by an entity,  the Death  Benefit is payable upon the Annuitant's  death, if there is no Contingent  Annuitant.  If a Contingent  Annuitant was designated  before the Annuitant's  death and the Annuitant  dies,  then the  Contingent  Annuitant  becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

Basic Death Benefit

The Annuity  provides a basic Death  Benefit at no  additional  charge.  The  Insurance  Charge we deduct daily from your Account Value allocated to the  Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit  guarantee under the Annuity.  The Annuity also offers three  different  optional  Death  Benefits that can be purchased for an additional  charge.  The additional  charge is deducted to compensate  American Skandia for providing  increased  insurance  protection under the optional Death
Benefits.  Notwithstanding  the additional  protection  provided under the optional Death Benefits,  the additional cost has the impact of reducing the net  performance  of the  investment  options.  Under certain  circumstances,  your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments.  (see "How are Credits Applied to My Account Value")

The basic Death Benefit is the greater of:
|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals.
|X|      The sum of your Account Value in the variable  investment  options and your Interim Value in the Fixed  Allocations,  less the amount of any Credits applied within 12-months prior to the date of death.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented when  withdrawn.  For example,  a withdrawal of 50% of Account  Value would be  considered as a 50% reduction in Purchase  Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS
Three  optional  Death  Benefits  are offered  for  purchase  with your  Annuity to provide an enhanced  level of  protection  for your beneficiaries.

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Currently,  these benefits are only offered in those  jurisdictions  where we have received  regulatory approval and must be elected at the time that you  purchase  your  Annuity.  We may, at a later  date,  allow  existing  Annuity  Owners to purchase an optional  Death
Benefit  subject to our rules and any  changes or  restrictions  in the  benefits.  Certain  terms and  conditions  may differ  between jurisdictions  once approved and if you purchase  your Annuity as part of an exchange,  replacement  or transfer,  in whole or in part, from any other  Annuity we issue.  The  "Combination  5% Roll-up  and  Highest  Anniversary  Value"  Death  Benefit may only be elected individually,  and cannot be elected in combination with any other optional death benefit. Under certain  circumstances,  each Optional
Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments.
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Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide  additional  amounts to your  Beneficiary that may be used to offset  federal and state taxes  payable on any  taxable  gains in your  Annuity at the time of your  death.  Whether  this  benefit is appropriate for you may depend on your  particular  circumstances,  including  other financial  resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in  addition  to the basic  Death
Benefit.  If the  Annuity  has one Owner,  the Owner must be age 75 or less at the time the  benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above;

     PLUS

2.       40% of your "Growth" under the Annuity, as defined below.

"Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations,
 ------
minus the total of all Purchase Payments, less the amount of any Credits applied within 12-months prior to the date of death, reduced by the sum of all proportional withdrawals.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented
 -------------------------
when withdrawn.

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The Enhanced  Beneficiary  Protection  Optional Death Benefit is subject to a maximum of 100% of all Purchase  Payments  applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
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The Enhanced  Beneficiary  Protection Optional Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory  approval.  Certain terms and conditions may differ between  jurisdictions once approved.  Please see Appendix
E for a  description  of the  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  offered  before  November  18, 2002 in those jurisdictions  where we received  regulatory  approval.  Please refer to the section entitled "Tax  Considerations" for a discussion of special tax considerations for purchasers of this benefit.  The Enhanced  Beneficiary  Protection Death Benefit is not available if you elect the "Combination 5% Roll-up and the Highest Anniversary Value" Death Benefit.
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See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit ("HAV")
If the  Annuity  has one Owner,  the Owner must be age 79 or less at the time  Highest  Anniversary  Value  Optional  Death  Benefit is
purchased.  If the  Annuity  has joint  Owners,  the oldest  Owner must be age 79 or less.  If the  Annuity is owned by an entity,  the
Annuitant must be age 79 or less.

Certain of the  Portfolios  offered as  Sub-accounts  under the Annuity are not  available if you elect the Highest  Anniversary  Value
Death  Benefit.  In  addition,  we reserve the right to require you to use certain  asset  allocation  model(s) if you elect this death benefit.

Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value as of the Owner's date of death.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest  Anniversary  Value on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount  determined  by this  calculation  is  increased  by any  Purchase  Payments  received  after the Owner's  date of death and decreased by any proportional  withdrawals since such date. The amount  calculated in Items 1 & 2 above (before,  on or after the Death
Benefit Target Date) may be reduced by any Credits under certain circumstances.

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The Highest  Anniversary Value Death Benefit described above is currently being offered in those  jurisdictions  where we have received regulatory  approval.  Certain terms and conditions may differ between  jurisdictions  once  approved.  The Highest  Anniversary  Value
Death Benefit is not available if you elect the "Combination 5% Roll-up and the Highest Anniversary Value" Death Benefit.
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Please refer to the  definition of Death Benefit  Target Date below.  This death  benefit may not be an  appropriate  feature where the
Owner's age is near the age specified in the Death  Benefit  Target Date.  This is because the benefit may not have the same  potential for growth as it otherwise  would,  since there will be fewer contract  anniversaries  before the death benefit target date is reached.
The death benefit target date under this death benefit is earlier than the death benefit  target date under the  Combination 5% Roll-up and Highest  Anniversary  Value Death  Benefit  for Owners who are age 76 or older when the  contract is issued,  which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit
If the Annuity has one Owner,  the Owner must be age 79 or less at the time the  Combination  5% Roll-up and HAV Optional Death Benefit
is  purchased.  If the Annuity has joint  Owners,  the oldest Owner must be age 79 or less.  If the Annuity is owned by an entity,  the
Annuitant must be age 79 or less.

Certain of the Portfolios  offered as Sub-accounts  under the Annuity are not available if you elect the Combination 5% Roll-up and HAV
Death  Benefit.  In  addition,  we reserve the right to require you to use certain  asset  allocation  model(s) if you elect this death benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

         The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value death benefit described above, and
3.       5% Roll-up described below.

The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

o        all Purchase  Payments  (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death) increasing at an annual effective  interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

                  MINUS

o        the sum of all withdrawals,  dollar for dollar up to 5% of the death benefit's value as of the prior contract  anniversary (or issue date if the withdrawal is in the first contract  year).  Any  withdrawals in excess of the 5% dollar for dollar limit are proportional.

         If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

o        the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase  Payments  (including any Credits applied to such Purchase  Payments  more than twelve (12) months prior to date of death) made after the Death Benefit  Target
                  Date;

                  MINUS

o        the sum of all withdrawals which reduce the 5% Roll-up proportionally.

The amounts  calculated in Items 1, 2 and 3 above  (before,  on or after the Death  Benefit  Target Date) may be reduced by any Credits under certain circumstances.

Please refer to the  definitions  of Death Benefit Target Date below.  This death benefit may not be an  appropriate  feature where the
Owner's age is near the age specified in the Death  Benefit  Target Date.  This is because the benefit may not have the same  potential for growth as it otherwise would, since there will be fewer contract anniversaries before the Death Benefit Target Date is reached.

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The  "Combination  5% Roll-up and Highest  Anniversary  Value"  Death  Benefit  described  above is  currently  being  offered in those jurisdictions  where we have  received  regulatory  approval.  Certain  terms and  conditions  may differ  between  jurisdictions  once approved.  Please see Appendix E for a description of the Guaranteed  Minimum Death Benefit  offered before  November 18, 2002 in those jurisdictions  where we received regulatory  approval.  The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not
available if you elect any other optional death benefit.
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See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death
Benefit:

|X|   The Death  Benefit  Target Date for the  Highest  Anniversary  Value Death  Benefit is the  contract  anniversary  on or after the
      -------------------------- 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

|X|   The Death  Benefit  Target Date for the  Combination  5% Roll-up and HAV Death  Benefit is the later of the  contract  anniversary
      -------------------------  on or after the 80th birthday of the current Owner,  the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of the Annuity.

|X|   The Highest  Anniversary  Value  equals the highest of all  previous  "Anniversary  Values" less  proportional  withdrawals  since
      -------------------------- such anniversary and plus any Purchase Payments since such anniversary.

|X|   The  Anniversary  Value is the Account  Value as of each  anniversary  of the Issue Date of the  Annuity.  The  Anniversary  Value
      ------------------ on the Issue Date is equal to your Purchase Payment.

|X|   Proportional  withdrawals  are  determined  by  calculating  the  percentage  of your  Account  Value that each  prior  withdrawal
      -------------------------  represented when withdrawn.  Proportional  withdrawals result in a reduction to the Highest Anniversary
      Value or 5% Roll-up value by reducing such value in the same  proportion as the Account Value was reduced by the  withdrawal as of the date the  withdrawal  occurred.  For  example,  if your  Highest  Anniversary  Value or 5% Roll-up  value is $125,000  and you subsequently  withdraw  $10,000 at a time when your Account Value is equal to $100,000 (a 10%  reduction),  when  calculating  the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Annuities with joint Owners
For  Annuities  with Joint  Owners,  the Death  Benefits are  calculated  as shown above except that the age of the oldest of the Joint
Owners is used to determine  the Death  Benefit  Target Date.  NOTE:  If you and your spouse own the Annuity  jointly,  we will pay the
Death Benefit to the  Beneficiary.  If the sole primary  Beneficiary is the surviving  spouse,  then the surviving  spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefits are  calculated as shown above except that the age of the Annuitant is used to determine  the  Death  Benefit  Target  Date.  Payment  of the Death  Benefit  is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate  the Enhanced  Beneficiary  Protection  Death Benefit and Highest  Anniversary  Value Death Benefit at any time.  The
Combination  5% Roll-up and HAV Death  Benefit  may not be  terminated  once  elected.  The  optional  Death  Benefits  will  terminate automatically  on the Annuity Date. We may also  terminate  any optional  Death Benefit if necessary to comply with our  interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge  equal to 0.25% per year of the average  daily net assets of the  Sub-accounts  for each of the Highest  Anniversary
Value Death  Benefit and the Enhanced  Beneficiary  Protection  Death Benefit and 0.50% per year of the average daily net assets of the
Sub-accounts  for the  Combination  5% Roll-up and HAV Death  Benefit.  We deduct the charge for each of these  benefits to  compensate
American Skandia for providing increased insurance protection under the optional Death Benefits.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

AMERICAN SKANDIA'S ANNUITY REWARDS

What is the Annuity Rewards benefit?
The  Annuity  Rewards  benefit  offers  Owners the  ability to capture  any market  gains  since the Issue Date of their  Annuity as an enhancement  to their current Death Benefit so their  Beneficiaries  will not receive less than the Annuity's  value as of the date the
Owner elects the benefit.  Under the Annuity  Rewards  benefit,  American  Skandia  guarantees  that the Death Benefit will not be less than:

         your Account  Value in the variable  investment  options plus the Interim Value in any Fixed  Allocations  as of the effective date of the Owner's election

         MINUS any proportional withdrawals* following the date of election
         -----

         PLUS any additional Purchase Payments applied to the Annuity following the date of election.
         ----

*    "Proportional  withdrawals"  are determined by calculating  the percentage of the Account Value that each  withdrawal  represented when withdrawn.  For example,  a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

The Annuity  Rewards Death Benefit  enhancement  does not affect the basic Death Benefit  calculation  or any Optional  Death  Benefits available  under the Annuity.  If the Death Benefit  amount  payable  under your  Annuity's  basic Death Benefit or any Optional  Death
Benefits you purchase is greater than the enhanced  Death  Benefit under the Annuity  Rewards  benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

Who is eligible for the Annuity Rewards benefit?
Owners can elect the Annuity  Rewards Death Benefit  enhancement  following the tenth (10th)  anniversary of the Annuity's  Issue Date.
However,  the election is subject to the  requirement  that their  Account  Value on the election  date is greater than the amount that would be payable to their  Beneficiary  under the Death  Benefit  provided  under the Annuity as of the election  date  (including  any amounts  payable under any optional  death benefit then in effect).  If an Owner is ineligible  when he or she applies for the optional benefit,  the Owner can elect the Annuity  Rewards Death Benefit  enhancement on any subsequent  date if they  otherwise  qualify.  The election  must occur before  annuity  payments  begin.  An Owner can only elect the Annuity  Rewards Death  Benefit  enhancement  once.
There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary

Except in the case of a spousal assumption as described below, in the event of your death, the death benefit must be distributed:

|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series  of  annuity  payments  not  extending  beyond  the life  expectancy  of the  Beneficiary  or over the life of the
         Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an election  prior to death benefit  proceeds  becoming due, a Beneficiary  can elect to receive the Death Benefit proceeds as a series of fixed annuity  payments  (annuity  payment options 1-4) or as a series of variable  annuity  payments  (annuity payment options 1-3 or 5 and 6).  See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your  spouse as your  Beneficiary.  If you and your  spouse  own the  Annuity  jointly,  we assume  that the sole  primary
Beneficiary  will be the surviving  spouse unless you elect an  alternative  Beneficiary  designation.  Unless you elect an alternative
Beneficiary  designation,  the spouse  Beneficiary  may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit payment.  Any Death Benefit  (including any optional Death  Benefits) that would have been payable to the  Beneficiary  will become the new Account  Value as of the date we receive due proof of death and any required  proof of a spousal  relationship.  As of the date the assumption is  effective,  the  surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new  purchaser of the same  attained  age. For purposes of  determining  any future Death  Benefit for the  surviving  spouse,  the new
Account  Value  will be  considered  as the  initial  Purchase  Payment.  No CDSC will apply to the new  Account  Value.  However,  any additional  Purchase  Payments  applied after the date the  assumption is effective  will be subject to all  provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

See the section  entitled  "Managing  Your  Annuity - Spousal  Contingent  Annuitant"  for a discussion  of the  treatment of a spousal
Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Qualified Beneficiary Continuation Option

The Code  provides  for  alternative  death  benefit  payment  options  when an Annuity is used as an IRA,  403(b) or other  "qualified investment"  that requires  Minimum  Distributions.  Upon the Owner's death under an IRA,  403(b) or other  "qualified  investment",  a
Beneficiary may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of receiving the death  benefit in a single  payment.  The available  payment  options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

|X|      If death occurs before the date Minimum  Distributions  must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death,  or over the life or life  expectancy of the designated  Beneficiary (as long as  payments  begin  by  December  31st of the  year  following  the  year  of  death).  However,  if the  spouse  is the
         Beneficiary,  the Death Benefit can be paid out over the life or life  expectancy  of the spouse with such payments  beginning no earlier  than  December  31st of the year  following  the year of death or December  31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

|X|      If death occurs after the date Minimum  Distributions  must begin under the Code,  the Death Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary  has the  flexibility to take out more each year than required under the Minimum  Distribution  rules.  Until  withdrawn, amounts in an IRA,  403(b) or other  "qualified  investment"  continue  to be tax  deferred.  Amounts  withdrawn  each year,  including amounts  that are  required  to be  withdrawn  under the Minimum  Distribution  rules,  are  subject to tax.  You may wish to consult a professional  tax  advisor for tax advice as to your  particular  situation.  See the  section  entitled  "How are  Distributions  From
Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2."

Upon election of this Qualified Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.

|X|       the  Beneficiary  will be charged at an amount  equal to 1.40%  daily  against  the  average  daily  assets  allocated  to the
          Sub-accounts.

|X|       the Account Value will be equal to any Death Benefit  (including  any optional  Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.

|X|       the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the
          Owner, except that the Sub-accounts offered will be those offered under the Qualified  Beneficiary  Continuation option at the time the option is elected.
|X|       the Fixed  Allocations  will be those offered under the Qualified  Beneficiary  Continuation  option at the time the option is elected.

|X|      no additional Purchase Payments can be applied to the Annuity.

|X|      other optional Benefits will be those offered under the Qualified Beneficiary Continuation option at the time of election.

|X|      the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
|X|      the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.
|X|       upon the death of the  Beneficiary,  any  remaining  Account  Value will be paid in a lump sum to the  person(s)  named by the
          Beneficiary.
|X|      all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

Your Beneficiary  will be provided with a prospectus and settlement  option that will describe this option at the time he or she elects this option.  Please contact American Skandia for additional  information on the  availability,  restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes,  there are  exceptions  that apply no matter how your Death Benefit is  calculated.  There are  exceptions to the Death Benefit if the decedent was not the Owner or  Annuitant  as of the Issue Date and did not become the Owner or Annuitant  due to the prior  Owner's or Annuitant's  death.  Any Death Benefit  (including any optional Death Benefit) that applies will be suspended for a two-year  period from the date he or she first became Owner or Annuitant.  After the two-year  suspension period is completed,  the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death",  any  instructions we require to determine the method of payment and any other  written  representations  we require to determine  the proper  payment of the Death Benefit to all
Beneficiaries.  "Due proof of death" may include a certified  copy of a death  certificate,  a certified copy of a decree of a court of competent  jurisdiction as to the finding of death or other  satisfactory  proof of death.  Upon our receipt of "due proof of death" we automatically  transfer  the Death  Benefit to the AST Money Market  Sub-account  until we further  determine  the universe of eligible
Beneficiaries.  Once the universe of eligible  Beneficiaries  has been  determined  each eligible  Beneficiary  may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

Each  Beneficiary  must make an election as to the method they wish to receive their portion of the Death  Benefit.  Absent an election of a Death Benefit payment  method,  no Death Benefit can be paid to the  Beneficiary.  We may require  written  acknowledgment  of all named  Beneficiaries  before we can pay the Death  Benefit.  During the period  from the date of death  until we receive  all  required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the  accumulation  period,  the Annuity has an Account Value.  The Account Value is determined  separately for each  Sub-account allocation and for each Fixed  Allocation.  The Account Value is the sum of the values of each Sub-account  allocation and the value of each Fixed  Allocation.  The Account  Value does not reflect any CDSC that may apply to a withdrawal  or  surrender.  The Account Value includes  any  Credits we applied  to your  Purchase  Payments  that we are  entitled  to recover  under  certain  circumstances.  When determining  the  Account  Value on any day other than 30 days prior to a Fixed  Allocation's  Maturity  Date,  the  Account  Value may
include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value  available to you on any day during the  accumulation  period.  The Surrender Value is equal to your  Account  Value minus any CDSC,  the Annual  Maintenance  Fee,  the charge for any  optional  benefits,  any Market Value
Adjustment  that may apply to any Fixed  Allocations  and any  additional  amounts we applied to your Purchase  Payments that we may be entitled to recover under certain circumstances.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account,  you are purchasing units of the Sub-account.  Each Sub-account  invests  exclusively in shares of an underlying  Portfolio.  The value of the Units  fluctuates with the market  fluctuations  of the Portfolios.  The value of the Units also reflects the daily accrual for the Insurance  Charge,  the Distribution  Charge (if  applicable),  and if you elected one or more optional  benefits  whose annual charge is deducted  daily,  the  additional  charge made for such  benefits.  There may be several  different  Unit Prices for each  Sub-account  to reflect the  Insurance  Charge,  Distribution  Charge and the charges for any optional  benefits.  The Unit Price for the Units you purchase  will be based on the total  charges for the benefits that apply to your
Annuity.  See the section  entitled  "What  Happens to My Units When There is a Change in Daily  Asset-Based  Charges?"  for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each  Valuation  Day,  we  determine  the price for a Unit of each  Sub-account,  called the "Unit  Price."  The Unit Price is used for determining  the  value of  transactions  involving  Units of the  Sub-accounts.  We  determine  the  number of Units  involved  in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a  Sub-account.  On the Valuation  Day you make the  allocation,  the Unit Price is $14.83.  Your $5,000 buys 337.154 Units of the  Sub-account.  Assume that later,  you wish to transfer $3,000 of your Account Value out of that  Sub-account and into  another  Sub-account.  On the  Valuation  Day you  request  the  transfer,  the Unit Price of the  original  Sub-account  has increased to $16.79.  To transfer  $3,000,  we sell 178.677  Units at the current Unit Price,  leaving you 158.477  Units.  We then buy
$3,000 of Units of the new Sub-account at the Unit Price of $17.83.  You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the initial value  allocated to a Fixed  Allocation plus all interest  credited to a Fixed  Allocation as of the date  calculated.  The
Interim  Value does not include the impact of any Market  Value  Adjustment.  If you made any  transfers  or  withdrawals  from a Fixed
Allocation,  the Interim  Value will reflect the  withdrawal of those  amounts and any interest  credited to those amounts  before they were  withdrawn.  To determine  the Account  Value of a Fixed  Allocation  on any day more than 30 days prior to its Maturity  Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American  Skandia is generally open to process  financial  transactions  on those days that the New York Stock Exchange  (NYSE) is open for trading.  There may be  circumstances  where the NYSE does not open on a regularly  scheduled  date or time or closes at an earlier time  than  scheduled  (normally  4:00 p.m.  EST).  Financial  transactions  requested  before  the  close of the NYSE  which  meet our requirements  will be  processed  according  to the value next  determined  following  the close of  business.  Financial  transactions requested  on a  non-business  day or after the close of the NYSE  will be  processed  based on the  value  next  computed  on the next business day. There may be  circumstances  when the opening or closing time of the NYSE is different than other major stock  exchanges, such as NASDAQ or the American Stock  Exchange.  Under such  circumstances,  the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances where the NYSE is open, however,  due to inclement weather,  natural disaster or other circumstances  beyond our control,  our offices may be closed or our business  processing  capabilities may be restricted.  Under those  circumstances,  your
Account  Value may  fluctuate  based on  changes in the Unit  Values,  but you may not be able to  transfer  Account  Value,  or make a purchase or redemption request.

The NYSE is closed on the  following  nationally  recognized  holidays:  New Year's Day,  Martin  Luther  King,  Jr. Day,  Washington's
Birthday,  Good Friday,  Memorial Day, Independence Day, Labor Day,  Thanksgiving,  and Christmas.  On those dates, we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an emergency exists making redemption or valuation of securities held in the separate account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial  Purchase  Payments:  We are required to allocate your initial  Purchase  Payment to the  Sub-accounts  within two (2) business days after we receive all of our  requirements  at our office to issue the Annuity.  If we do not have all the required  information to allow us to issue your Annuity,  we may retain the Purchase Payment while we try to reach you or your  representative  to obtain all of our  requirements.  If we are unable to obtain all of our  required  information  within five (5)  business  days,  we are  required to return the Purchase  Payment at that time,  unless you  specifically  consent to our retaining the Purchase Payment while we gather the required  information.  Once we obtain the required  information,  we will invest the Purchase Payment and issue the Annuity within two
(2) business days.  During any period that we are trying to obtain the required information, your money is not invested.

Additional  Purchase  Payments:  We will apply any  additional  Purchase  Payments on the  Valuation  Day that we receive the  Purchase
Payment at our  office  with  satisfactory  allocation  instructions.  We will  allocate  any  additional  Purchase  Payments  you make according to your most recent allocation instructions if none are provided.

Scheduled  Transactions:  "Scheduled"  transactions include transfers under a Dollar Cost Averaging,  rebalancing,  or asset allocation program,  Systematic  Withdrawals,  Minimum  Distributions or annuity payments.  Scheduled  transactions are processed and valued as of the date they are  scheduled,  unless the scheduled day is not a Valuation  Day. In that case,  the  transaction  will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled  Transactions:  "Unscheduled"  transactions include any other non-scheduled  transfers and requests for Partial Withdrawals or Free  Withdrawals or Surrenders.  Unscheduled  transactions  are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Medically-related  Surrenders & Death Benefits:  Medically-related  surrender  requests and Death Benefit claims require our review and evaluation  before  processing.  We price such  transactions  as of the date we receive at our Office all supporting  documentation  we require for such transactions and that are satisfactory to us.

Transactions in ProFunds VP Sub-accounts:  Generally,  purchase or redemption  orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current  Valuation Day.  However,  any purchase or redemption order or transfer request  involving the ProFunds VP  Sub-accounts  must be received by us no later than one hour prior to any  announced  closing of the applicable  securities  exchange  (generally,  3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such  financial  transactions  involving  a ProFunds VP  Sub-account  will be  extended  to1/2hour prior to any  announced  closing
(generally,   3:30  p.m.  Eastern  time)  for  transactions  submitted  electronically  through  American  Skandia's  Internet  website
(www.americanskandia.prudential.com).  You cannot  request a transaction  involving  the  purchase,  redemption or transfer of Units in one of the ProFunds VP  Sub-accounts  between the applicable  "cut-off" time and 4:00 p.m.  Transactions  received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Distribution  Charge:  The  Distribution  Charge is deducted  under your  Annuity  during  Annuity  Years 1-10.  At the end of the 10th
Annuity Year, we will no longer deduct the  Distribution  Charge.  On the date the charge no longer  applies,  your Annuity will become subject  to a  different  daily  asset-based  charge.  We will  process  a  transaction  where  your  Account  Value  allocated  to the
Sub-accounts  will be used to  purchase  new Units of the  Sub-accounts  that  reflect  the  Insurance  Charge  (and the charge for any optional  benefits  you have  elected)  but not the  Distribution  Charge.  The  number of Units  attributed  to your  Annuity  will be decreased and the Unit Price of each unit of the  Sub-accounts  in which you invested will be increased.  The  adjustment in the number of Units and Unit Price will not affect your Account  Value.  Beginning on that date,  your Account Value will be  determined  based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

Termination  of  Optional  Benefits:  Except for the  Guaranteed  Minimum  Income  Benefit and the  Combination  5% Roll-up and Highest
Anniversary Value Death Benefit which cannot be terminated by the owner once elected,  if any optional benefit  terminates,  we will no longer  deduct the charge we apply to purchase  the  optional  benefit.  On the date the charge no longer  applies,  your  Annuity will become  subject to a different  daily  asset-based  charge.  We will process a transaction  where your Account  Value  allocated to the
Sub-accounts  will be used to purchase new Units of the Sub-accounts  that reflect the Insurance  Charge,  the Distribution  Charge (if applicable)  and any  optional  benefit or program  still  elected,  but not the charge for the  optional  benefit or program  that you terminated.  The number of Units  attributed to your Annuity will be decreased and the Unit Price of each unit of the  Sub-accounts  in which you  invested  will be  increased.  The  adjustment  in the number of Units and Unit Price will not affect  your  Account  Value.
Beginning on that date,  your Account  Value will be  determined  based on the change in the value of Units that reflect the  Insurance
Charge, the Distribution Charge (if applicable) and any other optional benefits that you have elected.

TAX CONSIDERATIONS

The tax  considerations  associated  with the Annuity  vary  depending on whether the  contract is (i) owned by an  individual  and not associated with a tax-favored  retirement plan (including  contracts held by a non-natural  person,  such as a trust acting as an agent for a natural  person),  or (ii) held under a tax-favored  retirement plan. We discuss the tax  considerations  for these categories of contracts  below.  The discussion is general in nature and describes  only federal income tax law (not state or other tax laws).  It is based on current law and  interpretations,  which may change.  The discussion  includes a description  of certain  spousal rights under the contract and under  tax-qualified  plans.  Our  administration  of such spousal  rights and related tax reporting  accords with our understanding  of the Defense of Marriage Act (which  defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite  sex).  The  information  provided is not  intended as tax advice.  You should  consult  with a qualified  tax advisor for complete  information  and advice.  References  to purchase  payments  below  relates to your cost basis in your  contract.
Generally,  your cost basis in a contract not associated  with a tax-favored  retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

This contract may also be purchased as a  non-qualified  annuity (i.e., a contract not held under a tax-favored  retirement  plan) by a trust  or  custodial  IRA or  403(b)  account,  which  can hold  other  permissible  assets  other  than the  annuity.  The  terms  and administration  of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s,  as applicable,  are the responsibility of the applicable trustee or  custodian.

CONTRACTS  OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED  RETIREMENT PLANS)
Taxes Payable by You

We believe the contract is an annuity contract for tax purposes.  Accordingly,  as a general rule, you should not pay any tax until you receive money under the contract.

Generally,  annuity  contracts  issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal  and treated as taxable to the extent there are earnings in the  contract.  Additionally, for owners under age 591/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals,  then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes  on Withdrawals and Surrender

If you make a withdrawal  from your contract or surrender it before  annuity  payments  begin,  the amount you receive will be taxed as ordinary  income,  rather than as return of purchase  payments,  until all gain has been withdrawn.  You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

If you assign or pledge all or part of your  contract  as  collateral  for a loan,  the part  assigned  generally  will be treated as a withdrawal.

If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most  circumstances  if you transfer the contract  incident to divorce.

Taxes on Annuity  Payments

A portion of each annuity payment you receive will be treated as a partial return of your purchase  payments and will not be taxed. The remaining portion will be taxed as ordinary income.  Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction,  the numerator of which is your purchase payments (less any amounts  previously  received  tax-free) and the denominator of which is the total expected payments under the contract.

After the full amount of your purchase payments have been recovered tax-free,  the full amount of the annuity payments will be taxable.
If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered,  a tax deduction may be allowed for the unrecovered amount.

Tax  Penalty on Withdrawals  and Annuity  Payments

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

o     the amount is paid on or after you reach age 591/2or die;

o     the amount received is attributable to your becoming disabled;

o     generally the amount paid or received is in the form of substantially  equal payments not less frequently than annually.  (Please note that substantially  equal payments must continue until the later of reaching age 591/2or 5 years.)  Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or

o     the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Special  Rules in Relation to Tax-Free  Exchanges  Under Section  1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment  contract for an annuity.  If the annuity is purchased through a tax-free exchange of a life insurance,  annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new  contract  prior to that date.  [(See  Federal Tax Status  section in the  Statement  of  Additional
Information.)]

Partial  surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts,  therefore avoiding current taxation of any gains in the  contract as well as the 10% tax penalty on pre-age  591/2  withdrawals.  The IRS has  reserved  the right to treat transactions it considers  abusive as ineligible for this favorable partial 1035 exchange  treatment.  We do not know what transactions may be  considered  abusive.  For  example  we do not know how the IRS may view early  withdrawals  or  annuitizations  after a partial exchange.  In addition, it is unclear how the IRS will treat a partial exchange from a life insurance,  endowment,  or annuity contract into an immediate annuity. As of the date of this prospectus,  we will accept a partial 1035 exchange from a non-qualified annuity into an immediate  annuity as a "tax-free"  exchange for future tax  reporting  purposes,  except to the extent that we, as a reporting  and withholding agent, believe that we would be expected to deem the transaction to be abusive.  However,  some insurance companies may not recognize  these  partial  surrenders  as tax-free  exchanges  and may report them as taxable  distributions  to the extent of any gain distributed as well as subjecting the taxable portion of the  distribution to the 10% tax penalty.  We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

Taxes Payable by  Beneficiaries

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

Generally,  the same tax rules  described  above would also apply to amounts  received by your  beneficiary.  Choosing any option other than a lump sum death benefit may defer taxes.  Certain minimum  distribution  requirements apply upon your death, as discussed further below.

Tax consequences to the beneficiary vary among the death benefit payment options.

o      Choice 1: the beneficiary is taxed on earnings in the contract.

o      Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

o      Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

Considerations for Contingent  Annuitants:  There may be adverse tax consequences if a Contingent  Annuitant succeeds an Annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred  treatment  under certain  sections of the Code.
In general,  the Code is designed to prevent indefinite  deferral of tax.  Continuing the benefit of tax deferral by naming one or more
Contingent  Annuitants when the Annuity is owned by a non-qualified  trust might be deemed an attempt to extend the tax deferral for an indefinite  period.  Therefore,  adverse tax treatment may depend on the terms of the trust, who is named as Contingent  Annuitant,  as well as the  particular  facts and  circumstances.  You should  consult your tax advisor  before  naming a Contingent  Annuitant if you expect to use an Annuity in such a fashion.

Reporting and Withholding on  Distributions

Taxable  amounts  distributed  from your annuity  contracts are subject to federal and state income tax reporting and  withholding.  In general,  we will withhold federal income tax from the taxable portion of such distribution  based on the type of distribution.  In the case of an annuity or similar  periodic  payment,  we will  withhold as if you are a married  individual  with 3 exemptions  unless you designate a different  withholding  status. In the case of all other  distributions,  we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

State income tax withholding rules vary and we will withhold based on the rules of your State of residence.  Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different  withholding rate may be  applicable to a nonresident  alien based on the terms of an existing  income tax treaty  between the United States and the nonresident  alien's country.  Please refer to the discussion below regarding  withholding rules for tax favored plans (for example, an
IRA).

Regardless of the amount  withheld by us, you are liable for payment of federal and state income tax on the taxable  portion of annuity distributions.  You should  consult  with your tax  advisor  regarding  the  payment of the correct  amount of these  income  taxes and potential  liability if you fail to pay such taxes.

Annuity  Qualification

Diversification  And Investor  Control.  In order to qualify for the  tax rules applicable to annuity  contracts  described above,  the assets underlying the variable  investment options of the annuity contract must be diversified,  according to certain rules. We believe these diversification rules will be met.

An additional  requirement for qualification for the tax treatment  described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes.  While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive  control over the investments  underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus.  We will take any action,  including  modifications  to your  Annuity or the  investment  options,  required to comply with such  guidelines  if promulgated.

Please refer to the Statement of Additional information for further information on these Diversification and Investor Control issues.

Required  Distributions  Upon Your  Death.  Upon your  death,  certain  distributions  must be made under the  contract.  The  required distributions  depend on whether you die before you start taking annuity  payments under the contract or after you start taking annuity payments under the contract.

If you die on or after the annuity date, the remaining  portion of the interest in the contract must be distributed at least as rapidly as under the method of  distribution  being used as of the date of death.

If you die before the annuity date,  the entire  interest in the contract must be  distributed  within 5 years after the date of death.
However,  if a periodic  payment  option is selected by your  designated  beneficiary  and if such payments begin within 1 year of your death,  the value of the contract may be  distributed  over the  beneficiary's  life or a period not exceeding the  beneficiary's  life expectancy.  Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

If the contract is payable to (or for the benefit of) your  surviving  spouse,  that portion of the contract may be continued with your spouse as the owner.

Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

Additional Information

You should refer to the Statement of Additional Information if:

o      The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

o      Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

o      You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

o      You purchased  more than one annuity  contract from the same insurer within the same calendar year (other than contracts held by tax favored plans).

CONTRACTS  HELD BY TAX FAVORED  PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

Currently,  the contract may be purchased for use in connection  with  individual  retirement  accounts and annuities  (IRAs) which are subject to Sections  408(a),  408(b) and 408A of the Code. In addition,  this  contract may be purchased  for use in connection  with a corporate Pension and Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans (also known as Keogh Plans,  subject to 401(a)
of the Code), Tax Sheltered  Annuities  (subject to 403(b) of the Code, also known as Tax Deferred  Annuities or TDAs), and Section 457 plans  (subject to 457 of the Code.  This  description  assumes that you have  satisfied the  requirements  for  eligibility  for these products.

This contract may also be purchased as a  non-qualified  annuity (i.e., a contract not held under a tax-favored  retirement  plan) by a trust or custodial IRA or 403(b) account,  which can hold other permissible assets other than the annuity. The terms and administration of the  trust or  custodial  account  in  accordance  with the  laws and  regulations  for  IRAs or  403(b)s,  as  applicable,  are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored  plans such as IRAs  generally  provide  income tax deferral  regardless of whether they invest in annuity  contracts.  This means that when a tax  favored  plan  invests in an annuity  contract,  it  generally  does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax Favored Plans

    IRAs.  If you buy a contract for use as an IRA, we will provide you a copy of the  prospectus  and  contract.  The "IRA  Disclosure
Statement" contains  information about eligibility,  contribution  limits, tax particulars,  and other IRA information.  In addition to this  information  (some of which  is  summarized  below),  the IRS  requires  that you have a "free  look"  after  making  an  initial contribution  to the  contract.  During this time,  you can cancel the contract by  notifying us in writing,  and we will refund all of the  purchase  payments  under the contract  (or, if provided by  applicable  state law, the amount  credited  under the  contract,  if greater), less any applicable federal and state income tax withholding.

    Contributions  Limits/Rollovers.  Because of the way the contract is designed, you may purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified  retirement  plan or transfer  from another IRA. In 2004 the limit is $3,000;  increasing in 2005 to 2007, to $4,000; and for 2008, $5,000.  After 2008 the contribution  amount will be indexed for inflation.  The tax law also provides for a catch-up  provision  for  individuals  who are age 50 and above.  These  taxpayers  will be permitted to  contribute  an additional $500 in years 2004 to 2005 and an additional $1,000 in 2006 and years thereafter.

    The "rollover" rules under the Code are fairly  technical;  however,  an individual (or his or her surviving  spouse) may generally
"roll  over"  certain  distributions  from tax  favored  retirement  plans  (either  directly  or within 60 days from the date of these distributions)  if he or she  meets  the  requirements  for  distribution.  Once  you  buy  the  contract,  you can  make  regular  IRA contributions  under the contract (to the extent permitted by law).  However,  if you make such regular IRA  contributions,  you should note that you will not be able to treat the contract as a "conduit  IRA," which means that you will not retain  possible  favorable tax treatment if you subsequently  "roll over" the contract funds originally  derived from a qualified  retirement plan or TDA into another
Section 401(a) plan or TDA.

    Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o   You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

o    Your rights as owner are non-forfeitable;

o   You cannot sell, assign or pledge the contract;

o   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

o   The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and

o   Death and annuity payments must meet "minimum distribution requirements" described below.

    Usually,  the full amount of any distribution  from an IRA (including a distribution from this contract) which is not a rollover is taxable.  As taxable income,  these  distributions are subject to the general tax withholding rules described  earlier.  In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

o    A 10% "early distribution penalty" described below;

o   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

o   Failure to take a minimum distribution also described below.

    SEPs.  SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above).  There are, however, some differences:

o   If you  participate in a SEP, you generally do not include in income any employer  contributions  made to the SEP on your behalf up to the lesser of (a) $41,000 in 2004 or (b) 25% of the employee's earned income (not including  contribution as "earned income" for these  purposes).  However,  for these  purposes,  compensation  in excess of  certain  limits  established  by the IRS will not be considered.  In 2004, this limit is $205,000;

o   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

o   SEPs for small employers  permit salary  deferrals up to $13,000 in 2004 with the employer making these  contributions  to the SEP.
    However, no new "salary reduction" or "SAR-SEPs" can be established after 1996.  Individuals  participating in a SARSEP who are age
    50 or above by the end of the year will be permitted to contribute an additional  $3,000 in 2004,  increasing in $1,000  increments per year until reaching $5,000 in 2006.  Thereafter, the amount is indexed for inflation.

You will also be provided the same  information,  and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

    ROTH IRAs. Like standard IRAs,  income within a Roth IRA accumulates  tax-free,  and  contributions are subject to specific limits.
Roth IRAs have, however, the following differences:

o   Contributions to a Roth IRA cannot be deducted from your gross income;

o   "Qualified  distributions"  from a Roth IRA are excludable from gross income.  A "qualified  distribution"  is a distribution  that satisfies  two  requirements:  (1) the  distribution  must be made (a) after the owner of the IRA attains age 591/2;  (b) after the owner's death; (c) due to the owner's  disability;  or (d) for a qualified first time homebuyer  distribution within the meaning of
    Section  72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a  contribution  was made to any Roth IRA  established  for the owner or five years after a rollover,  transfer,  or conversion was made from a traditional IRA to a Roth IRA.  Distributions from a Roth IRA that are not qualified  distributions will be treated as made first from contributions and then from earnings,  and taxed generally in the same manner as distributions from a traditional IRA.

o   If eligible  (including  meeting income  limitations and earnings  requirements),  you may make  contributions  to a Roth IRA after attaining age 701/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

    Because of the way the contract is designed,  you may purchase a contract for a Roth IRA in connection with a "rollover" of amounts of another  traditional  IRA,  conduit IRA, SEP,  SIMPLE-IRA or Roth IRA. The Code permits persons who meet certain income  limitations
(generally,  adjusted  gross income under  $100,000),  and who receive  certain  qualifying  distributions  from such non-Roth IRAs, to directly  rollover or make,  within 60 days, a  "rollover"  of all or any part of the amount of such  distribution  to a Roth IRA which they  establish.  This  conversion  triggers  current  taxation  (but is not  subject to a 10% early  distribution  penalty).  Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

      TDAs.  You may own a TDA  generally  if you are either an employer or employee of a  tax-exempt  organization  (as defined  under
Code  Section 501 (c)(3)) or a public  educational  organization,  and you may make  contributions  to a TDA so long as the  employee's rights to the annuity are  nonforfeitable.  Contributions  to a TDA, and any  earnings,  are not taxable  until  distribution.  You may also make  contributions  to a TDA under a salary  reduction  agreement,  generally  up to a maximum of  $13,000  in 2004.  Individuals participating  in a TDA who are age 50 or above by the end of the year will be permitted to contribute  an  additional  $3,000 in 2004, increasing in $1,000  increments  per year until reaching  $5,000 in 2006.  Thereafter,  the amount is indexed for inflation.  Further, you may roll over TDA amounts to another TDA or an IRA.  You may also roll over TDA amounts to a qualified  retirement  plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions  (other than  "grandfathered"  amounts held as of December
31, 1988) may be made only on account of:

o   Your attainment of age 591/2;
o   Your severance of employment;
o   Your death;
o   Your total and permanent disability; or
o   Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

    In any event,  you must begin receiving  distributions  from your TDA by April 1st of the calendar year after the calendar year you turn age 701/2or retire, whichever is later.

    These  distribution  limits do not apply either to transfers or exchanges  of  investments  under the  contract,  or to any "direct transfer"  of your  interest in the  contract  to another TDA or to a mutual fund  "custodial  account"  described  under Code  Section
403(b)(7).

    Employer  contributions to TDAs are subject to the same general  contribution,  nondiscrimination,  and minimum participation rules applicable to "qualified" retirement plans.

Minimum Distribution Requirements and Payment Option

If you hold the contract under an IRA (or other  tax-favored  plan),  IRS minimum  distribution  requirements  must be satisfied.  This means  that  generally  payments  must  start by April 1 of the year  after  the year you reach age 701/2and must be made for each year thereafter.  The amount of the payment must at least equal the minimum  required  under the IRS rules.  Several  choices are  available for calculating the minimum amount.  More information on the mechanics of this  calculation is available on request.  Please contact us at a reasonable  time before the IRS  deadline so that a timely  distribution  is made.  Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

    You can use the Minimum Distribution option to satisfy the IRS minimum  distribution  requirements for this contract without either beginning annuity payments or surrendering the contract.  We will distribute to you this minimum  distribution  amount,  less any other partial withdrawals that you made during the year.

Although the IRS rules  determine the required  amount to be distributed  from your IRA each year,  certain  payment  alternatives  are still  available  to you. If you own more than one IRA, you can choose to satisfy your  minimum  distribution  requirement  for each of your IRAs by withdrawing that amount from any of your IRAs.

Penalty for Early Withdrawals

You may owe a 10% tax penalty on the taxable part of  distributions  received from an IRA,  SEP, Roth IRA, TDA or qualified  retirement plan before you attain age 591/2.  Amounts are not subject to this tax penalty if:

o   the amount is paid on or after you reach age 591/2or die;

o   the amount received is attributable to your becoming disabled; or

o   generally the amount paid or received is in the form of  substantially  equal payments not less frequently  than annually.  (Please note that  substantially  equal payments must continue until the later of reaching age 591/2or 5 years.)  Modification  of payments during that time period will result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply.  You should consult your tax advisor for further details.

Withholding

Unless a distribution is an eligible  rollover  distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations  described  above),  SEP, 457 government  plan or TDA, we will withhold  federal income tax at the rate of 20%. This
20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other  distributions,  unless you elect otherwise,  we will withhold federal income tax from the taxable portion of such  distribution at an appropriate  percentage.  The rate of withholding on annuity  payments where no mandatory  withholding  is required is determined on the basis of the  withholding  certificate  that you file with us.  If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

o   For any  annuity  payments  not  subject  to  mandatory  withholding,  you will have taxes  withheld  by us as if you are a married individual, with 3 exemptions; and

o   For all other distributions, we will withhold at a 10% rate.

    We will  provide you with forms and  instructions  concerning  the right to elect that no amount be withheld  from  payments in the ordinary  course.  However,  you should  know that,  in any event,  you are liable for payment of federal  income  taxes on the taxable portion of the  distributions,  and you should consult with your tax advisor to find out more  information on your potential  liability if you fail to pay such taxes.  There may be additional state income tax withholding requirements.

ERISA Disclosure/Requirements

ERISA (the "Employee  Retirement  Income  Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these  purposes,  an IRA would also  constitute a "plan") from receiving any benefit from any party dealing with the  plan,  as a  result  of the  sale of the  contract.  Administrative  exemptions  under  ERISA  generally  permit  the sale of insurance/annuity  products to plans,  provided that certain  information  is disclosed to the person  purchasing  the  contract.  This information has to do primarily with the fees, charges,  discounts and other costs related to the contract,  as well as any commissions paid to any agent selling the contract.

    Information  about any applicable fees,  charges,  discounts,  penalties or adjustments may be found in the applicable  sections of this Prospectus.

    Information about sales representatives and commissions may be found in the sections of this Prospectus addressing  distribution of the Annuity.

    Please consult your tax advisor if you have any additional questions.

Spousal Consent Rules for Retirement Plans-- Qualified Contracts

If you are married at the time your  payments  commence,  you may be required by federal law to choose an income  option that  provides survivor  annuity  income to your  spouse,  unless your spouse  waives  that right.  Similarly,  if you are married at the time of your death,  federal law may require all or a portion of the death benefit to be paid to your spouse,  even if you  designated  someone else as your beneficiary.  A brief explanation of the applicable rules follows.  For more information,  consult the terms of your retirement arrangement.

    Defined  Benefit Plans,  Money Purchase  Pension Plans,  and ERISA 403(b)  Annuities.  If you are married at the time your payments commence,  federal law requires that benefits be paid to you in the form of a "qualified  joint and survivor  annuity"  (QJSA),  unless you and your spouse waive that right, in writing.  Generally,  this means that you will receive a reduced payment during your life and, upon your death,  your spouse will receive at least  one-half of what you were  receiving  for life.  You may elect to receive  another income  option if your spouse  consents to the  election  and waives his or her right to receive the QJSA.  If your spouse  consents to the  alternative  form of payment,  your spouse may not receive any benefits  from the plan upon your death.  Federal law also requires that the plan pay a death  benefit to your spouse if you are married and die before you begin  receiving  your  benefit.  This  benefit must be available in the form of an annuity for your  spouse's  lifetime and is called a "qualified  pre-retirement  survivor  annuity"
(QPSA).  If the plan pays death  benefits to other  beneficiaries,  you may elect to have a beneficiary  other than your spouse receive the death  benefit,  but only if your spouse  consents to the election and waives his or her right to receive the QPSA.  If your spouse consents to the alternate  beneficiary,  your spouse will receive no benefits  from the plan upon your death.  Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

    Defined  Contribution  Plans  (including  401(k) Plans).  Spousal  consent to a distribution  is generally not required.  Upon your death, your spouse will receive the entire death benefit,  even if you designated someone else as your beneficiary,  unless your spouse consents  in writing to waive this  right.  Also,  if you are married  and elect an annuity as a periodic  income  option,  federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

    IRAs,  non-ERISA 403(b)  Annuities,  and 457 Plans.  Spousal consent to a distribution is not required.  Upon your death, any death benefit will be paid to your designated beneficiary.

Additional Information

For additional information about federal tax law requirements applicable to tax favored plans, see the IRA Disclosure Statement.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements and reports  required by applicable  law or regulation to you at your last known address of record.  You should therefore  give us prompt  notice of any address  change.  We reserve  the right,  to the extent  permitted  by law and subject to your prior consent, to provide any prospectus, prospectus supplements,  confirmations,  statements and reports required by applicable law or regulation to you through our Internet Website at  http://www.americanskandia.prudential.com  or any other electronic means,  including diskettes or CD ROMs.  We send a  confirmation  statement to you each time a  transaction  is made  affecting  Account  Value,  such as making additional Purchase Payments,  transfers,  exchanges or withdrawals.  We also send quarterly  statements  detailing the activity affecting your Annuity during the calendar quarter.  We may confirm regularly  scheduled  transactions,  such as the Annual Maintenance
Fee, systematic withdrawals (including 72(t) payments and required minimum distributions),  bank drafting,  dollar cost averaging,  and static  rebalancing,  in quarterly  statements  instead of confirming  them  immediately.  You should review the  information  in these statements  carefully.  You may  request  additional  reports.  We  reserve  the right to  charge  up to $50 for each  such  additional report.  We may also send an annual  report and a  semi-annual  report  containing  applicable  financial  statements  for the Separate
Account and the Portfolios,  as of December 31 and June 30,  respectively,  to Owners or, with your prior consent,  make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American  Skandia Life Assurance  Corporation  ("American  Skandia") is a stock life insurance  company  domiciled in Connecticut  with licenses in all 50 states,  the  District of Columbia  and Puerto  Rico.  American  Skandia is a  wholly-owned  subsidiary  of American
Skandia,  Inc.  ("ASI"),  whose ultimate parent is Prudential  Financial,  Inc. American Skandia markets its products to broker-dealers and financial  planners  through an internal field marketing  staff. In addition,  American  Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

American Skandia is in the business of issuing annuity and life insurance  products.  American  Skandia  currently offers the following products:  (a) flexible  premium deferred  annuities and single premium fixed deferred  annuities that are registered with the SEC; (b)
certain other fixed  deferred  annuities  that are not registered  with the SEC; and (c) both fixed and variable  immediate  adjustable annuities.

Effective May 1, 2003,  Skandia U.S. Inc.,  the sole  shareholder  of ASI,  which is the parent of American  Skandia,  was purchased by
Prudential  Financial,  Inc.  Prudential  Financial,  Inc. is a New Jersey insurance  holding company whose subsidiary  companies serve individual and  institutional  customers  worldwide and include The Prudential  Insurance  Company of America,  one of the largest life insurance  companies in the U.S.  These  companies  offer a variety of products and services,  including life  insurance,  property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration,  asset management,  securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company other than  American  Skandia has any legal  responsibility  to pay amounts that it owes under its annuity and variable life insurance  contracts.  However,  Prudential  Financial  exercises  significant  influence over the operations and capital  structure of
American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The  separate  accounts are where  American  Skandia sets aside and invests the assets of some of our  annuities.  In the  accumulation period,  assets  supporting  Account Values of the Annuities are held in a separate account  established under the laws of the State of
Connecticut.  We are the legal  owner of assets in the  separate  accounts.  In the payout  period,  assets  supporting  fixed  annuity payments and any adjustable  annuity payments we make available are held in our general  account.  Assets  supporting  variable annuity payment options may be invested in our separate  accounts.  Income,  gains and losses from assets allocated to these separate  accounts are credited to or charged against each such separate  account without regard to other income,  gains or losses of American  Skandia or of any other of our separate  accounts.  These assets may only be charged with  liabilities  which arise from the  Annuities  issued by
American  Skandia.  The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment  performance of such Sub-accounts.  However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in
Sub-accounts of American  Skandia Life Assurance  Corporation  Variable  Account B, also referred to as "Separate  Account B". Separate
Account B was  established  by us pursuant to  Connecticut  law on November  25,  1987.  Separate  Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  The name of each Sub-account generally  corresponds to the name of the underlying  Portfolio.  Each Sub-account in Separate
Account B may have several  different  Unit Prices to reflect the  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charges for any optional  benefits that are offered under this Annuity and other  annuities  issued by us through  Separate  Account B.
Separate  Account  B is  registered  with the SEC  under  the  Investment  Company  Act of 1940  ("Investment  Company  Act") as a unit investment trust, which is a type of investment company.  The SEC does not supervise  investment  policies,  management or practices of
Separate Account B.

Prior to November 18, 2002,  Separate  Account B was organized as a single  separate  account with six different  Sub-account  classes, each of which was registered as a distinct unit investment trust under the Investment  Company Act.  Effective  November 18, 2002, each
Sub-account  class of Separate  Account B was  consolidated  into the unit  investment  trust  formerly  named  American  Skandia  Life
Assurance  Corporation  Variable  Account B (Class 1  Sub-accounts),  which was  subsequently  renamed  American Skandia Life Assurance
Corporation  Variable  Account B. Each  Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each  combination  of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charge for each optional benefit offered under Annuity  contracts funded through  Separate  Account B. The  consolidation of Separate Account B had no impact on
Annuity Owners.

We reserve the right to make changes to the  Sub-accounts  available  under the Annuity as we determine  appropriate.  We may offer new
Sub-accounts,  eliminate  Sub-accounts,  or combine  Sub-accounts at our sole discretion.  We may also close Sub-accounts to additional
Purchase  Payments on existing  Annuity  contracts or close  Sub-accounts  for Annuities  purchased on or after specified dates. We may also substitute an underlying  mutual fund or portfolio of an underlying  mutual fund for another  underlying  mutual fund or portfolio of an  underlying  mutual fund,  subject to our receipt of any  exemptive  relief that we are  required to obtain under the  Investment
Company Act.  We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

Values and benefits based on allocations to the Sub-accounts  will vary with the investment  performance of the underlying mutual funds or fund  portfolios,  as applicable.  We do not guarantee the investment  results of any  Sub-account.  Your Account Value allocated to the  Sub-accounts  may increase or decrease.  You bear the entire  investment  risk.  There is no assurance  that the Account  Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D
During the  accumulation  period,  assets  supporting our  obligations  based on Fixed  Allocations  are held in American  Skandia Life
Assurance  Corporation  Separate Account D, also referred to as "Separate  Account D". Such obligations are based on the fixed interest rates we credit to Fixed  Allocations  and the terms of the Annuities.  These  obligations do not depend on the investment  performance of the assets in Separate Account D.  Separate Account D was established by us pursuant to Connecticut law.

There are no units in  Separate  Account  D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An  Annuity  Owner who allocates  a portion of their  Account  Value to  Separate  Account D does not  participate  in the  investment  gain or loss on assets maintained  in  Separate  Account  D. Such gain or loss  accrues  solely  to us.  We  retain  the risk that the value of the  assets in
Separate  Account D may drop below the  reserves and other  liabilities  we must  maintain.  Should the value of the assets in Separate
Account D drop below the reserve and other  liabilities  we must  maintain in relation to the  annuities  supported by such assets,  we will transfer  assets from our general account to Separate  Account D to make up the  difference.  We have the right to transfer to our general  account any assets of Separate  Account D in excess of such  reserves and other  liabilities.  We maintain  assets in Separate
Account D supporting a number of annuities we offer.

We currently employ  investment  managers to manage the assets  maintained in Separate Account D. Each manager we employ is responsible for  investment  management  of a different  portion of Separate  Account D. From time to time  additional  investment  managers may be employed or investment  managers may cease being  employed.  We are under no obligation to employ or continue to employ any  investment manager(s) and have sole discretion over the investment managers we retain.

We are not  obligated to invest  according to specific  guidelines  or strategies  except as may be required by  Connecticut  and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying  mutual fund is registered as an open-end  management  investment  company under the Investment  Company Act. Shares of the  underlying  mutual fund  portfolios  are sold to separate  accounts of life  insurance  companies  offering  variable  annuity and variable life insurance products.  The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying  mutual funds in which the Sub-accounts  invest.  However,  under SEC rules, you have voting rights in relation to Account Value  maintained in the  Sub-accounts.  If an underlying  mutual fund  portfolio  requests a vote of  shareholders,  we will vote our shares  based on  instructions  received  from Owners with  Account  Value  allocated  to that
Sub-account.  Owners  have the right to vote an amount  equal to the number of shares  attributable  to their  contracts.  If we do not receive voting  instructions in relation to certain  shares,  we will vote those shares in the same manner and proportion as the shares for which we have  received  instructions.  We will furnish  those  Owners who have Account  Value  allocated  to a  Sub-account  whose underlying  mutual fund  portfolio has requested a "proxy" vote with proxy  materials and the necessary  forms to provide us with their voting  instructions.  Generally,  you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment  strategy,  adoption of a new investment advisory  agreement,  or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia  Trust (the  "Trust") has obtained an exemption  from the  Securities  and Exchange  Commission  that permits its co-
investment advisers,  American Skandia Investment Services,  Incorporated ("ASISI") and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change  sub-advisors for a Portfolio and to enter into new sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions granted to other investment  companies that are  organized in a similar  manner as the Trust) is intended to  facilitate  the  efficient  supervision  and  management  of the sub-advisors  by ASISI,  Prudential  Investments  LLC and the Trustees.  The Trust is required,  under the terms of the  exemption,  to provide certain  information to shareholders  following these types of changes.  We may add new Sub-accounts that invest in a series of underlying  funds other than the Trust that is managed by an  affiliate.  Such  series of funds may have a similar  order from the SEC.
You also should review the prospectuses for the other  underlying  funds in which various  Sub-accounts  invest as to whether they have obtained similar orders from the SEC.

Material Conflicts
It is possible  that  differences  may occur  between  companies  that offer  shares of an  underlying  mutual fund  portfolio to their respective  separate  accounts  issuing  variable  annuities  and/or  variable  life  insurance  products.  Differences  may also occur surrounding  the offering of an underlying  mutual fund portfolio to variable life insurance  policies and variable  annuity  contracts that we offer. Under certain  circumstances,  these differences could be considered  "material  conflicts," in which case we would take necessary  action to protect  persons with voting rights under our variable  annuity  contracts and variable  life  insurance  policies against persons with voting rights under other insurance  companies'  variable  insurance  products.  If a "material  conflict" were to arise between owners of variable  annuity  contracts and variable life insurance  policies issued by us we would take necessary  action to treat  such  persons  equitably  in  resolving  the  conflict.  "Material  conflicts"  could  arise  due to  differences  in  voting instructions  between owners of variable life insurance and variable annuity contracts of the same or different  companies.  We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia
American  Skandia or our affiliates have entered into  agreements with the investment  adviser or distributor of many of the underlying
Portfolios.  Under the terms of these agreements,  American Skandia provides  administrative and support services to the Portfolios for which it receives a fee of up to 0.50%  (currently)  of the average  assets  allocated  to the  Portfolios  under the Annuity  from the investment  adviser,  distributor  and/or the fund. Any fees payable will be consistent with the services rendered or the expected cost savings  resulting  from the  arrangement.  These  agreements  may be different for each  underlying  mutual fund whose  portfolios are offered as Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American  Skandia  Marketing,  Incorporated  ("ASM"),  a wholly-owned  subsidiary of American  Skandia,  Inc., is the  distributor  and principal  underwriter of the securities  offered through this prospectus.  ASM acts as the distributor of a number of annuity and life insurance  products we offer and  co-distributor of American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual  funds.  ASM also acts as an  introducing  broker-dealer  through  which it  receives  a portion  of  brokerage  commissions  in connection  with  purchases  and sales of  securities  held by  portfolios  of American  Skandia  Trust which are offered as underlying investment options under the Annuity.

ASM's principal  business  address is One Corporate Drive,  Shelton,  Connecticut  06484. ASM is registered as broker-dealer  under the
Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous  basis. ASM enters into  distribution  agreements with  broker-dealers  who are registered under the  Exchange  Act and with  entities  that may offer the Annuity  but are exempt from  registration  ("firms").  Applications  for the
Annuity are solicited by registered  representatives of those firms. Such  representatives  will also be our appointed insurance agents under state insurance law.  In addition, ASM may offer the Annuity directly to potential purchasers.

Commissions are paid to firms on sales of the Annuity according to one or more schedules.  The individual  representative  will receive a portion of the  compensation,  depending on the  practice of his or her firm.  Commissions  are  generally  based on a percentage  of
Purchase  Payments  made,  up to a maximum of 6.0%.  Alternative  compensation  schedules  are  available  that provide a lower initial commission  plus ongoing  annual  compensation  based on all or a portion of Account  Value.  We may also provide  compensation  to the distributing  firm for  providing  ongoing  service to you in relation  to the  Annuity.  Commissions  and other  compensation  paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition,  in an effort to promote the sale of our products (which may include the placement of American  Skandia and/or the Annuity on a preferred or  recommended  company or product list and/or access to the firm's  registered  representatives),  we or ASM may enter into  compensation  arrangements with certain  broker-dealer  firms or branches of such firms with respect to certain or all registered representatives  of such firms under which such firms may receive  separate  compensation  or  reimbursement  for,  among other things, training of sales personnel  and/or  marketing  and/or  administrative  and/or other services they provide to us or our affiliates.  To the extent  permitted by NASD rules and other  applicable laws and regulations,  ASM may pay or allow other  promotional  incentives or payments  in the form of cash or  non-cash  compensation.  These  arrangements  may not be  offered  to all firms and the terms of such arrangements  may differ  between firms.  You should note that firms and  individual  registered  representatives  and branch  managers within some firms  participating in one of these compensation  arrangements might receive greater  compensation for selling the Annuity than for selling a different annuity that is not eligible for these  compensation  arrangements.  While compensation is generally taken into account as an expense in considering the charges  applicable to an annuity product,  any such  compensation  will be paid by us or
ASM and will not result in any additional  charge to you. Overall  compensation  paid to the distributing  firm does not exceed,  based on  actuarial  assumptions,  8.5% of the total  Purchase  Payments  made.  Your  registered  representative  can  provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

Advertising:  We may advertise  certain  information  regarding the performance of the investment  options.  This  information may help you review the performance of the investment  options and provide a basis for comparison  with other  annuities.  This  information may be less useful when  comparing  the  performance  of the  investment  options with other  savings or  investment  vehicles.  Such other investments  may  not  provide  some  of the  benefits  of  annuities,  or may  not be  designed  for  long-term  investment  purposes.
Additionally other savings or investment vehicles may not receive the beneficial tax treatment given to annuities under the Code.

We may advertise the  performance  of the  Portfolios in the form of "Standard" and  "Non-standard"  Total Returns  calculated for each
Sub-account.  "Standard  Total Return" figures assume a hypothetical  initial  investment of $1,000  allocated to a Sub-account  during the most recent one, five and ten year periods (or since the inception  date that the Portfolio has been offered as a  Sub-account,  if less).  "Standard Total Return" figures assume that the applicable  Insurance Charge,  Distribution  Charge and the Annual  Maintenance
Fee are deducted and that the Annuity is surrendered at the end of the applicable  period,  meaning that any Contingent  Deferred Sales
Charge  that would  apply upon  surrender  is also  deducted.  "Standard  Total  Return"  figures  do not take into  consideration  any
Credits.  "Non-standard  Total Return"  figures  include any  performance  figures that do not meet the SEC's rules for Standard  Total
Returns.  "Non-standard  Total Return"  figures are calculated in the same manner as  standardized  returns except that the figures may not reflect all fees and charges.  In  particular,  they may assume no surrender at the end of the  applicable  period so that the CDSC does not apply.  "Non-standard  Total Return" figures may assume Credits of 6%; however,  Credits applied during Annuity Years 2-6 will receive less Credits on Purchase  Payments and Purchase  Payments  applied  after Annuity Year 6 will receive no Credits (see "How Do I
Receive  Credits?").  Standard and  Non-standard  Total Returns will not reflect the additional  asset-based  charges that are deducted when you elect any  optional  benefits.  The  additional  cost  associated  with any  optional  benefits  you elected  will reduce your performance.  Non-standard Total Returns must be accompanied by Standard Total Returns.

Some of the underlying  Portfolios existed prior to the inception of these  Sub-accounts.  Performance quoted in advertising  regarding such  Sub-accounts may indicate  periods during which the Sub-accounts  have been in existence but prior to the initial offering of the
Annuities,  or  periods  during  which  the  underlying  Portfolios  have  been in  existence,  but the  Sub-accounts  have  not.  Such hypothetical  historical  performance  is calculated  using the same  assumptions  employed in  calculating  actual  performance  since inception  of the  Sub-accounts.  Hypothetical  historical  performance  of the  underlying  Portfolios  prior to the  existence of the
Sub-accounts may only be presented as Non-Standard Total Returns.

We may advertise the performance of money market-type  Sub-accounts  using a measure of the "current and effective yield".  The current yield of a money  market-type  Sub-account is calculated  based upon the previous  seven-day  period ending on the date of calculation.
The effective yield of a money  market-type  Sub-account  reflects the  reinvestment of net income earned daily on the assets of such a
Sub-account.  The current and effective  yields reflect the Insurance  Charge,  Distribution  Charge (if applicable) and the charge for any  optional  benefits  (if  applicable)  deducted  against the  Sub-account.  In a low interest  rate  environment,  yields for money market-type  Sub-accounts,  after  deduction  of the  Insurance  Charge,  Distribution  Charge (if  applicable)  and the charge for any optional  benefits (if applicable) may be negative even though the yield (before  deducting for such charges) is positive.  Current and effective yield  information  will fluctuate.  This information may not provide a basis for comparisons with deposits in banks or other institutions  which pay a fixed yield over a stated  period of time,  or with  investment  companies  which do not serve as  underlying mutual funds for variable annuities and/or do not have additional  asset-based  charges deducted for the insurance  protection provided by the Annuity.

Performance  information on the  Sub-accounts is based on past performance  only and is not an indication or  representation  of future performance.  Performance of the Sub-accounts is not fixed.  Actual  performance will depend on the type,  quality and, for some of the
Sub-accounts,  the  maturities  of the  investments  held by the  underlying  mutual funds or  portfolios  and upon  prevailing  market conditions and the response of the underlying  mutual funds to such conditions.  Actual  performance will also depend on changes in the expenses of the underlying mutual funds or portfolios.  Such changes are reflected,  in turn, in the Sub-accounts  which invest in such underlying  mutual fund or portfolio.  In addition,  the total amount of asset-based  charges  assessed  against each  Sub-account will affect performance.

The information we may advertise  regarding the Fixed  Allocations may include the then current  interest rates we are crediting to new
Fixed  Allocations.  Information  on current rates will be as of the date  specified in such  advertisement.  Rates will be included in advertisements  to the extent  permitted by law. Given that the actual rates  applicable to any Fixed  Allocation are as of the date of any such Fixed  Allocation's  Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute  may also compare the  performance  of our  Sub-accounts  with:  (a) certain  unmanaged  market  indices, including  but not limited to the Dow Jones  Industrial  Average,  the Standard & Poor's 500, the NASDAQ 100, the Shearson  Lehman Bond
Index, the Frank Russell non-U.S.  Universal Mean, the Morgan Stanley Capital  International  Index of Europe, Asia and Far East Funds,
and the Morgan Stanley Capital  International World Index; and/or (b) other management  investment companies with investment objectives similar to the mutual  fund or  portfolio  underlying  the  Sub-accounts  being  compared.  This may include  the  performance  ranking assigned by various publications,  including but not limited to the Wall Street Journal,  Forbes,  Fortune,  Money, Barron's,  Business
Week, USA Today and statistical  services,  including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity
and Closed End Survey,  the Variable  Annuity  Research Data Survey,  SEI, the  Morningstar  Mutual Fund Sourcebook and the Morningstar
Variable Annuity/Life Sourcebook.

American  Skandia Life Assurance  Corporation  may advertise its rankings  and/or ratings by independent  financial  ratings  services.
Such  rankings may help you in  evaluating  our ability to meet our  obligations  in relation to Fixed  Allocations,  pay minimum death benefits,  pay annuity  payments or  administer  Annuities.  Such rankings and ratings do not reflect or relate to the  performance  of
Separate Account B.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
American Skandia publishes annual and quarterly reports that are filed with the SEC.  These reports contain financial information about American Skandia that is annually audited by independent accountants. American Skandia's annual report for the year ended
December 31, 2003, together with subsequent periodic reports that American Skandia files with the SEC, are incorporated by reference into this prospectus.  You can obtain copies, at no cost, of any and all of this information, including the American Skandia annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at American Skandia - Variable Annuities; P.O. Box 7040; Bridgeport, CT  06601-7040 (Telephone :  203-926-1888).  The
SEC file number for American Skandia is 33-44202.  You may read and copy any filings made by American Skandia with the SEC at the
SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102.  You can obtain information on the operation of the
Public Reference Room by calling (202) 942-8090.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov."
                                                                                             ------------------

FINANCIAL STATEMENTS
The financial statements of the separate account and American Skandia Life Assurance Corporation are included in the Statement of
Additional Information.

HOW TO CONTACT US
You can contact us by:

|X|      calling Skandia's telephone automated response system at 1-800-766-4530.

|X|      writing to us via regular mail at American Skandia - Variable Annuities,  P.O. Box 7040,  Bridgeport,  Connecticut  06601-7040
       OR for express mail American Skandia - Variable  Annuities,  One Corporate Drive,  Shelton,  Connecticut 06484. NOTE: Failure to
       send mail to the proper address may result in a delay in our receiving and processing your request.
|X|      sending an email to service@prudential.com or visiting our Internet Website at www.americanskandia.prudential.com
|X|      accessing information about your Annuity through our Internet Website at www.americanskandia.prudential.com

You can obtain account  information by calling our automated  response system and at  www.americanskandia.prudential.com,  our Internet
Website.  Our Customer Service  representatives  are also available  during business hours to provide you with  information  about your account.  You can request  certain  transactions  through our  telephone  voice  response  system,  our  Internet  Website or through a customer service  representative.  You can provide authorization for a third party, including your attorney-in-fact  acting pursuant to a power of attorney,  to access your account  information and perform certain  transactions on your account.  You will need to complete a form provided by us which  identifies those  transactions  that you wish to authorize via telephonic and electronic means and whether you wish to  authorize a third  party to perform any such  transactions.  Please note that unless you tell us  otherwise,  we deem that all  transactions  that are directed by your  investment  professional  with respect to your  Annuity have been  authorized  by you. We require that you or your  representative  provide proper  identification  before performing  transactions over the telephone or through our  Internet  Website.  This may  include a  Personal  Identification  Number  (PIN) that will be  provided  to you upon issue of your
Annuity or you may establish or change your PIN by calling our  automated  response  system and at  www.americanskandia.prudential.com, our Internet  Website.  Any third party that you  authorize to perform  financial  transactions  on your account will be assigned a PIN for your account.

Transactions  requested via telephone are recorded.  To the extent  permitted by law, we will not be responsible for any claims,  loss, liability  or  expense  in  connection  with a  transaction  requested  by  telephone  or  other  electronic  means if we acted on such transaction  instructions after following  reasonable  procedures to identify those persons authorized to perform  transactions on your
Annuity  using  verification  methods  which may include a request for your Social  Security  number,  PIN or other form of  electronic identification.  We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic  information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular and/or express mail will be the only means by which we will accept  transaction  instructions when telephonic,  facsimile,  Internet or any other electronic means are unavailable or delayed.
American  Skandia  reserves  the  right to limit,  restrict  or  terminate  telephonic,  facsimile,  Internet  or any other  electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as  indemnification  for  liabilities  arising  under the  Securities  Act of 1933 (the  "Securities  Act") may be permitted to directors,  officers or persons controlling the registrant pursuant to the foregoing provisions,  the registrant has been informed that in the  opinion  of the SEC such  indemnification  is  against  public  policy as  expressed  in the  Securities  Act and is  therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this  Prospectus,  American  Skandia and its  affiliates  are not  involved in any legal  proceedings  outside of the ordinary  course of business.  American  Skandia and its  affiliates are involved in pending and  threatened  legal  proceedings in the normal  course of its business,  however,  we do not  anticipate  that the outcome of any such legal  proceedings  will have a material adverse  affect  on the  Separate  Account,  or  American  Skandia's  ability  to meet its  obligations  under the  Annuity,  or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

                                                                  A-1

                                 APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  All or some of these  Sub-accounts  are available as investment  options for other variable  annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units:  The  following  table shows:  (a) the Unit Price,  as of the dates  shown,  for Units in each of the
Sub-accounts of Separate  Account B that are being offered  pursuant to this  Prospectus;  and (b) the number of Units  outstanding for each such  Sub-account  as of the dates shown.  Since  November 18, 2002,  we have been  determining,  on a daily basis,  multiple Unit
Prices for each  Sub-account of Separate  Account B. We compute  multiple Unit Prices because several of our variable  annuities invest in the same  Sub-accounts,  and these annuities deduct varying charges that correspond to each combination of the applicable  Insurance
Charge,  Distribution  Charge (when applicable) and the charges for each optional benefit.  Where an asset-based  charge  corresponding to a particular  Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity,  the
Unit Price for the new annuity will be  identical  to that of the  existing  annuity.  In such cases,  we will for  reference  purposes depict,  in the  condensed  financial  information  for the new  annuity,  Unit  Prices  of the  existing  annuity.  The  year in which operations  commenced in each such  Sub-account is noted in  parentheses.  To the extent a Sub-account  commenced  operations  during a particular  calendar year, the Unit Price as of the end of the period  reflects only the partial year results from the  commencement of operations  until December 31st of the applicable  year. When a Unit Price was first  calculated for a particular  Sub-account,  we set the price of that Unit at $10.00  per Unit.  Thereafter,  Unit  Prices  vary  based on market  performance.  Unit  Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2004.

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------

AST Strong International Equity 1 (1989)
     With No Optional Benefits
     Unit Price                                          $11.00           8.56
     Number of Units                                  2,415,394      2,569,506
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.75           9.95
     Number of Units                                    936,678         90,759
     With GMWB
     Unit Value                                          $12.74              -
     Number of Units                                     17,098              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.72           9.95
     Number of Units                                    141,470          6,047
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.87              -
     Number of Units                                    400,112              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.68              -
     Number of Units                                     13,590              -
     With HAV, EBP and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST William Blair International Growth 2(1997)
     With No Optional Benefits
     Unit Price                                          $13.39           9.72
     Number of Units                                  5,547,558        835,523
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35           9.72
     Number of Units                                  6,498,151         78,368
     With GMWB
     Unit Value                                          $13.34              -
     Number of Units                                    103,740              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.32           9.71
     Number of Units                                  1,009,679          5,178
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.86              -
     Number of Units                                     29,434              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.28              -
     Number of Units                                     32,626              -
     With HAV, EBP and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST American Century International Growth 3
(1997)
     With No Optional Benefits
     Unit Price                                          $10.48           8.52
     Number of Units                                  2,537,977      2,252,674
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.88           9.69
     Number of Units                                    912,335        116,123
     With GMWB
     Unit Value                                          $11.87              -
     Number of Units                                        810              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.85           9.69
     Number of Units                                    108,175          1,896
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.68              -
     Number of Units                                    312,768              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.82              -
     Number of Units                                      1,100              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST DeAM International Equity 4 (1994)
     With No Optional Benefits
     Unit Price                                          $10.79           8.19
     Number of Units                                  1,201,268        269,995
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.86           9.79
     Number of Units                                    368,945         22,770
     With GMWB
     Unit Value                                          $12.85              -
     Number of Units                                      5,504              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.82              -
     Number of Units                                     24,374              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.65              -
     Number of Units                                     72,406              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.79              -
     Number of Units                                      1,767              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Global Equity (1999)
     With No Optional Benefits
     Unit Price                                          $11.30           9.04
     Number of Units                                  1,393,001        969,509
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.31           9.87
     Number of Units                                    916,888         32,306
     With GMWB
     Unit Value                                          $12.29              -
     Number of Units                                      4,306              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.27              -
     Number of Units                                     62,490              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.06              -
     Number of Units                                    308,725              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.24              -
     Number of Units                                      6,069              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST PBHG Small-Cap Growth 5 (1994)
     With No Optional Benefits
     Unit Price                                           $9.89           6.92
     Number of Units                                  3,292,593      1,970,250
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.50           9.48
     Number of Units                                  1,059,046         47,261
     With GMWB
     Unit Value                                          $13.49              -
     Number of Units                                      9,676              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.46           9.47
     Number of Units                                    138,936          6,595
     With any one of EBP or HAV and GMWB
     Unit Value                                          $16.82              -
     Number of Units                                     64,850              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.43              -
     Number of Units                                      4,691              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST DeAM Small-Cap Growth 6 (1999)
     With No Optional Benefits
     Unit Price                                          $11.13           7.67
     Number of Units                                  1,682,193        639,695
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.06           9.71
     Number of Units                                    480,221         12,122
     With GMWB
     Unit Value                                          $14.05              -
     Number of Units                                      1,850              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.02           9.71
     Number of Units                                     89,708          1,728
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.61              -
     Number of Units                                    131,605              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.98              -
     Number of Units                                      3,753              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Federated Aggressive Growth (2000)
     With No Optional Benefits
     Unit Price                                          $12.74           7.64
     Number of Units                                  3,085,373      1,255,415
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.40           9.86
     Number of Units                                  2,615,505         63,097
     With GMWB
     Unit Value                                          $16.38              -
     Number of Units                                     37,078              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $16.35           9.86
     Number of Units                                    362,906          4,107
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.06              -
     Number of Units                                     79,226              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.30              -
     Number of Units                                     20,181              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Goldman Sachs Small-Cap Value 7 (1997)
     With No Optional Benefits
     Unit Price                                          $12.85           9.26
     Number of Units                                  1,504,296      1,492,775
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.97          10.09
     Number of Units                                    102,500            624
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $16.67              -
     Number of Units                                     73,852              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Gabelli Small-Cap Value 8 (1997)
     With No Optional Benefits
     Unit Price                                          $12.42           9.30
     Number of Units                                 10,183,346      6,141,523
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.43          10.08
     Number of Units                                  5,824,200        209,790
     With GMWB
     Unit Value                                          $13.41              -
     Number of Units                                    100,155              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.39          10.08
     Number of Units                                    767,455         17,411
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.95              -
     Number of Units                                    275,971              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.35              -
     Number of Units                                     34,978              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.81           7.66
     Number of Units                                  1,134,865        423,387
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.19          10.08
     Number of Units                                    434,509         11,686
     With GMWB
     Unit Value                                          $14.17              -
     Number of Units                                     10,756              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.15          10.08
     Number of Units                                     70,597          5,211
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.70              -
     Number of Units                                     22,847              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $14.11              -
     Number of Units                                        879              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Goldman Sachs Mid-Cap Growth 9 (2000)
     With No Optional Benefits
     Unit Price                                          $10.31           7.97
     Number of Units                                  3,027,057      1,273,118
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.75           9.87
     Number of Units                                  2,379,820         66,279
     With GMWB
     Unit Value                                          $12.73              -
     Number of Units                                     37,400              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.71           9.87
     Number of Units                                    365,115          2,488
     With any one of EBP or HAV and GMWB
     Unit Value                                           $3.73              -
     Number of Units                                    175,708              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.68              -
     Number of Units                                     12,201              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Neuberger Berman Mid-Cap Growth 10 (1994)
     With No Optional Benefits
     Unit Price                                           $9.51           7.41
     Number of Units                                  3,415,318      2,175,250
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.18           9.51
     Number of Units                                  1,089,649         44,760
     With GMWB
     Unit Value                                          $12.17              -
     Number of Units                                     16,702              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.15           9.51
     Number of Units                                     96,879          1,311
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.01              -
     Number of Units                                    294,816              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.11              -
     Number of Units                                      5,407              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Neuberger Berman Mid-Cap Value 11 (1993)
     With No Optional Benefits
     Unit Price                                          $12.01           8.96
     Number of Units                                  8,530,129      5,118,558
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.34           9.98
     Number of Units                                  4,786,623        163,415
     With GMWB
     Unit Value                                          $13.33              -
     Number of Units                                     87,253              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.31           9.97
     Number of Units                                    610,598         10,745
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.32              -
     Number of Units                                    370,965              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.27              -
     Number of Units                                     21,843              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alger All-Cap Growth (2000)
     With No Optional Benefits
     Unit Price                                           $9.07           6.80
     Number of Units                                  2,002,166        658,419
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.45           9.36
     Number of Units                                    636,548          6,409
     With GMWB
     Unit Value                                          $12.43              -
     Number of Units                                     10,356              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.41           9.36
     Number of Units                                    106,376          3,466
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.84              -
     Number of Units                                     87,326              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.38              -
     Number of Units                                      4,810              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Gabelli All-Cap Value (2000)
     With No Optional Benefits
     Unit Price                                          $10.91           8.17
     Number of Units                                  2,513,413      1,200,225
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.38          10.04
     Number of Units                                    727,500         28,449
     With GMWB
     Unit Value                                          $13.37              -
     Number of Units                                     12,627              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.35          10.04
     Number of Units                                    127,279             88
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.89              -
     Number of Units                                    166,080              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.31              -
     Number of Units                                      1,455              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Natural Resources (1995)
     With No Optional Benefits
     Unit Price                                          $12.59           9.59
     Number of Units                                  2,011,627        724,670
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.67          10.44
     Number of Units                                    433,891          7,378
     With GMWB
     Unit Value                                          $13.66              -
     Number of Units                                     24,634              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.63          10.44
     Number of Units                                     77,245          5,472
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.23              -
     Number of Units                                      6,747              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.60
     Number of Units                                      1,035
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance Growth 12 (1996)
     With No Optional Benefits
     Unit Price                                           $9.08           7.46
     Number of Units                                  2,098,873      1,869,353
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.34           9.34
     Number of Units                                    717,430         31,105
     With GMWB
     Unit Value                                          $11.32              -
     Number of Units                                      2,206              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.30           9.34
     Number of Units                                    114,477          3,975
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.72              -
     Number of Units                                    267,109              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.27              -
     Number of Units                                      8,067              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Growth (1999)
     With No Optional Benefits
     Unit Price                                           $9.16           7.58
     Number of Units                                  4,784,269      2,930,432
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.41           9.47
     Number of Units                                  2,222,614        134,574
     With GMWB
     Unit Value                                          $11.40              -
     Number of Units                                     18,900              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.38           9.46
     Number of Units                                    207,063          2,437
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.21              -
     Number of Units                                    262,995              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.35              -
     Number of Units                                     10,550              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Marsico Capital Growth (1997)
     With No Optional Benefits
     Unit Price                                          $10.78           8.32
     Number of Units                                 20,138,164     10,144,317
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.30           9.51
     Number of Units                                 14,975,841        457,013
     With GMWB
     Unit Value                                          $12.28              -
     Number of Units                                    215,988              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.26           9.51
     Number of Units                                  2,031,583         30,465
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.16              -
     Number of Units                                    925,591              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.23              -
     Number of Units                                     70,776              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Goldman Sachs Concentrated Growth 13 (1992)
     With No Optional Benefits
     Unit Price                                           $9.45           7.67
     Number of Units                                  2,053,023      1,349,939
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.63           9.46
     Number of Units                                    715,845         41,632
     With GMWB
     Unit Value                                          $11.61              -
     Number of Units                                     17,452              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.59              -
     Number of Units                                     49,620              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $4.40              -
     Number of Units                                    395,905              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.56              -
     Number of Units                                        242              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAm Large-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                           $9.95           7.65
     Number of Units                                    716,993        207,816
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.51           9.64
     Number of Units                                    516,012          9,837
     With GMWB
     Unit Value                                          $12.49              -
     Number of Units                                      3,246              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.47           9.64
     Number of Units                                    112,368          3,697
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.85              -
     Number of Units                                     56,053              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.44              -
     Number of Units                                      5,662              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAm Large-Cap Value 14 (2000)
     With No Optional Benefits
     Unit Price                                          $10.78           8.66
     Number of Units                                  1,072,256        664,649
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.39           9.98
     Number of Units                                    583,969         18,250
     With GMWB
     Unit Value                                          $12.38              -
     Number of Units                                      9,674              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.36           9.97
     Number of Units                                     58,333          4,906
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.28              -
     Number of Units                                    137,247              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.32              -
     Number of Units                                      4,412              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance/Bernstein Growth + Value (2001)
     With No Optional Benefits
     Unit Price                                           $9.91           7.99
     Number of Units                                  1,387,072        965,912
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.11           9.79
     Number of Units                                    667,395         11,345
     With GMWB
     Unit Value                                          $12.09              -
     Number of Units                                      5,118              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.07           9.79
     Number of Units                                    115,455            704
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.65              -
     Number of Units                                    154,955              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.04              -
     Number of Units                                      1,041              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Sanford Bernstein Core Value (2001)
     With No Optional Benefits
     Unit Price                                          $11.06           8.76
     Number of Units                                  3,621,862      6,005,922
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.69          10.08
     Number of Units                                  2,277,726        386,259
     With GMWB
     Unit Value                                          $12.67              -
     Number of Units                                     11,518              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.65          10.08
     Number of Units                                    328,567         30,510
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.62              -
     Number of Units                                    216,416              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.62              -
     Number of Units                                     10,893              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Cohen & Steers Realty (1998)
     With No Optional Benefits
     Unit Price                                          $13.63          10.08
     Number of Units                                  3,097,315      1,563,489
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.92          10.33
     Number of Units                                  1,376,696         41,098
     With GMWB
     Unit Value                                          $13.91              -
     Number of Units                                     13,615              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.88          10.32
     Number of Units                                    270,852          6,429
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.47              -
     Number of Units                                      8,884              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.84
     Number of Units                                      8,189
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Sanford Bernstein Managed Index 500 15 (1998)
     With No Optional Benefits
     Unit Price                                          $10.23           8.17
     Number of Units                                  5,442,511      3,662,406
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.25           9.81
     Number of Units                                  2,209,334         79,915
     With GMWB
     Unit Value                                          $12.24              -
     Number of Units                                     16,957              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.22           9.81
     Number of Units                                    203,573            383
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.98              -
     Number of Units                                    293,662              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.18              -
     Number of Units                                      4,899              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST American Century Income & Growth 16 (1997)
     With No Optional Benefits
     Unit Price                                          $10.45           8.25
     Number of Units                                  2,115,438      1,751,136
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.50           9.89
     Number of Units                                    846,118         36,829
     With GMWB
     Unit Value                                          $12.48              -
     Number of Units                                      2,386              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.46           9.89
     Number of Units                                    124,008          8,874
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.22              -
     Number of Units                                    195,232              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.43              -
     Number of Units                                      4,612              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance Growth and Income 17 (1992)
     With No Optional Benefits
     Unit Price                                          $10.50           8.06
     Number of Units                                 21,264,670      6,667,373
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.77           9.83
     Number of Units                                 13,386,166        165,588
     With GMWB
     Unit Value                                          $12.76              -
     Number of Units                                    187,011              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.74           9.83
     Number of Units                                  2,029,598          6,100
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.88              -
     Number of Units                                    976,756              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.70              -
     Number of Units                                     69,435              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Growth with Income (1999)
     With No Optional Benefits
     Unit Price                                           $9.69           8.09
     Number of Units                                  1,421,128      1,053,007
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.60           9.71
     Number of Units                                    556,083         17,242
     With GMWB
     Unit Value                                          $11.58              -
     Number of Units                                     11,154              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.56           9.71
     Number of Units                                     88,557            538
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.55              -
     Number of Units                                    105,608              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.53              -
     Number of Units                                        552              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST INVESCO Capital Income 18 (1994)
     With No Optional Benefits
     Unit Price                                           $9.83           8.34
     Number of Units                                  2,647,064      2,110,071
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.65           9.90
     Number of Units                                    651,074         30,714
     With GMWB
     Unit Value                                          $11.63              -
     Number of Units                                     21,961              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.61           9.90
     Number of Units                                     90,092          5,934
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.66              -
     Number of Units                                    347,275              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.58              -
     Number of Units                                        332              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Global Allocation 19 (1993)
     With No Optional Benefits
     Unit Price                                          $10.24           8.71
     Number of Units                                    898,161        847,517
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.65           9.94
     Number of Units                                    155,865          3,088
     With GMWB
     Unit Value                                          $11.64              -
     Number of Units                                        483              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.62           9.93
     Number of Units                                     34,914             94
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.40              -
     Number of Units                                    303,295              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.58              -
     Number of Units                                      1,169              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST American Century Strategic Balanced (1997)
     With No Optional Benefits
     Unit Price                                          $10.69           9.14
     Number of Units                                  2,045,205      1,126,058
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.62           9.97
     Number of Units                                    930,516         15,835
     With GMWB
     Unit Value                                          $11.61              -
     Number of Units                                     18,977              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.59           9.97
     Number of Units                                     58,741          2,760
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.46              -
     Number of Units                                    196,909              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.56              -
     Number of Units                                     11,783              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Asset Allocation (1994)
     With No Optional Benefits
     Unit Price                                          $11.09           9.09
     Number of Units                                  2,243,566        921,329
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.12           9.96
     Number of Units                                    955,716         21,928
     With GMWB
     Unit Value                                          $12.11              -
     Number of Units                                     27,414              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.09           9.96
     Number of Units                                    160,339            150
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.48              -
     Number of Units                                      2,741              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.05
     Number of Units                                     31,706
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Global Bond 20 (1994)
     With No Optional Benefits
     Unit Price                                          $12.59          11.34
     Number of Units                                  2,962,471      1,739,313
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.42          10.31
     Number of Units                                  1,827,606         36,822
     With GMWB
     Unit Value                                          $11.40              -
     Number of Units                                     24,361              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.38          10.31
     Number of Units                                    279,110          3,700
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.23              -
     Number of Units                                    148,319              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.35              -
     Number of Units                                     12,591              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Federated High Yield (1994)
     With No Optional Benefits
     Unit Price                                          $11.61           9.71
     Number of Units                                 12,201,163      5,592,940
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.24          10.26
     Number of Units                                  3,684,174         74,022
     With GMWB
     Unit Value                                          $12.23              -
     Number of Units                                     27,535              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.21          10.26
     Number of Units                                    379,114          6,524
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.60              -
     Number of Units                                    346,126              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.17              -
     Number of Units                                     28,237              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Lord Abbett Bond-Debenture (2000)
     With No Optional Benefits
     Unit Price                                          $11.61           9.94
     Number of Units                                  7,751,236      4,146,530
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.92          10.23
     Number of Units                                  4,628,945        162,571
     With GMWB
     Unit Value                                          $11.90              -
     Number of Units                                     42,593              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.88          10.23
     Number of Units                                    624,019          7,474
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.60              -
     Number of Units                                    423,485              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.85              -
     Number of Units                                     28,346              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Bond (2002)
     With No Optional Benefits
     Unit Price                                          $10.87          10.65
     Number of Units                                    535,054        561,446
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.34          10.16
     Number of Units                                    209,384         12,055
     With GMWB
     Unit Value                                          $10.33              -
     Number of Units                                      6,981              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.31          10.15
     Number of Units                                     26,513            595
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.76              -
     Number of Units                                     58,096              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.28              -
     Number of Units                                      2,367              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST PIMCO Total Return Bond (1994)
     With No Optional Benefits
     Unit Price                                          $10.95          10.57
     Number of Units                                 26,287,388     20,544,075
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.51          10.17
     Number of Units                                 16,012,778        604,147
     With GMWB
     Unit Value                                          $10.49              -
     Number of Units                                    378,676              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.48          10.17
     Number of Units                                  2,192,336         36,236
     With any one of EBP or HAV and GMWB
     Unit Value                                          $12.76              -
     Number of Units                                  1,558,557              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.45              -
     Number of Units                                    119,982              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST PIMCO Limited Maturity Bond (1995)
     With No Optional Benefits
     Unit Price                                          $10.51          10.34
     Number of Units                                 15,242,856     11,274,642
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.22          10.08
     Number of Units                                  5,152,783        215,314
     With GMWB
     Unit Value                                          $10.21              -
     Number of Units                                     36,640              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.19          10.08
     Number of Units                                    636,860         80,547
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.65              -
     Number of Units                                    329,629              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.16              -
     Number of Units                                     35,430              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Money Market (1992)
     With No Optional Benefits
     Unit Price                                           $9.86           9.96
     Number of Units                                 32,730,501     36,255,772
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.86           9.99
     Number of Units                                  7,176,983        999,737
     With GMWB
     Unit Value                                           $9.85              -
     Number of Units                                     81,304              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.83           9.99
     Number of Units                                  1,118,618         70,899
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.13              -
     Number of Units                                     35,505              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.80              -
     Number of Units                                    149,705              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Gartmore Variable Investment Trust - GVIT
Developing Markets 21 (1996)
     With No Optional Benefits
     Unit Price                                          $13.60           8.66
     Number of Units                                  1,763,660        283,466
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.56           9.93
     Number of Units                                    415,864         21,816
     With GMWB
     Unit Value                                          $15.54              -
     Number of Units                                     12,503              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.52           9.93
     Number of Units                                     44,993            442
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.88              -
     Number of Units                                        843              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.47              -
     Number of Units                                      1,871              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Equity Income (1999)
     With No Optional Benefits
     Unit Price                                          $10.23           8.25
     Number of Units                                    314,757        196,720
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.26           9.90
     Number of Units                                    251,071         10,707
     With GMWB
     Unit Value                                          $12.25              -
     Number of Units                                      5,900              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.23           9.90
     Number of Units                                     15,983             91
     With any one of EBP or HAV and GMWB
     Unit Value                                          $15.29              -
     Number of Units                                     15,958              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Dynamics (1999)
     With No Optional Benefits
     Unit Price                                           $9.61           7.09
     Number of Units                                    889,464        543,762
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.12           9.70
     Number of Units                                    634,308         32,635
     With GMWB
     Unit Value                                          $13.11              -
     Number of Units                                      4,848              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.08           9.70
     Number of Units                                     38,518            576
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.05              -
     Number of Units                                      3,083              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Technology (1999)
     With No Optional Benefits
     Unit Price                                           $7.87           5.50
     Number of Units                                    578,651        293,307
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35              -
     Number of Units                                      3,695              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Health Sciences (1999)
     With No Optional Benefits
     Unit Price                                          $10.05           8.00
     Number of Units                                    698,364        475,873
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.93           9.51
     Number of Units                                    381,478          5,444
     With GMWB
     Unit Value                                          $11.91              -
     Number of Units                                      2,077              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.89           9.51
     Number of Units                                     55,867            140
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.85              -
     Number of Units                                      1,330              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Financial Services (1999)
     With No Optional Benefits
     Unit Price                                          $11.17           8.76
     Number of Units                                    607,265        366,258
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.61           9.92
     Number of Units                                    200,360          1,897
     With GMWB
     Unit Value                                          $12.60              -
     Number of Units                                     20,268              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.58           9.92
     Number of Units                                     50,250            141
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.46              -
     Number of Units                                      1,378              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.54              -
     Number of Units                                        751              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Telecommunications (1999)
     With No Optional Benefits
     Unit Price                                           $7.63           5.78
     Number of Units                                    191,663         94,004
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.42           9.43
     Number of Units                                     68,278            770
     With GMWB
     Unit Value                                          $12.41              -
     Number of Units                                      1,742              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.39           9.42
     Number of Units                                      8,279            454
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - International Equity 22 (1999)
     With No Optional Benefits
     Unit Price                                          $11.65           8.15
     Number of Units                                    189,143        113,389
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.78           9.67
     Number of Units                                     76,749          3,669
     With GMWB
     Unit Value                                          $10.45              -
     Number of Units                                        827              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.74              -
     Number of Units                                      6,492              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.64              -
     Number of Units                                     81,555              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.71              -
     Number of Units                                      1,395              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - Special Equity (1999)
     With No Optional Benefits
     Unit Price                                          $11.12           7.44
     Number of Units                                    815,621        127,728
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.69           9.85
     Number of Units                                    293,794         12,520
     With GMWB
     Unit Value                                          $14.67              -
     Number of Units                                      3,620              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.65           9.85
     Number of Units                                     58,548            533
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.83              -
     Number of Units                                     23,503              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - Omega (2000)
     With No Optional Benefits
     Unit Price                                          $10.71           7.78
     Number of Units                                    404,789         39,943
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.21              -
     Number of Units                                     56,002              -
     With GMWB
     Unit Value                                          $13.19              -
     Number of Units                                        283              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.17              -
     Number of Units                                     25,003              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.97              -
     Number of Units                                     19,658              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.13              -
     Number of Units                                      1,855              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Europe 30 (1999)
     With No Optional Benefits
     Unit Price                                          $10.83           7.93
     Number of Units                                  2,116,400        292,396
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.20           9.70
     Number of Units                                    158,208          2,625
     With GMWB
     Unit Value                                          $13.18              -
     Number of Units                                     13,365              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.16              -
     Number of Units                                     40,636              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.09              -
     Number of Units                                      3,060              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Asia 30 (2002)
     With No Optional Benefits
     Unit Price                                          $12.57           7.75
     Number of Units                                    942,605        281,993
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.96           9.86
     Number of Units                                    131,276          6,995
     With GMWB
     Unit Value                                          $15.94              -
     Number of Units                                     10,432              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.91              -
     Number of Units                                     33,050              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.43              -
     Number of Units                                      1,873              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Japan (2002)
     With No Optional Benefits
     Unit Price                                           $9.03           7.24
     Number of Units                                    426,718         65,845
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.70          10.21
     Number of Units                                     76,553            351
     With GMWB
     Unit Value                                          $12.69              -
     Number of Units                                      1,883              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.67              -
     Number of Units                                     10,769              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Banks (2002)
     With No Optional Benefits
     Unit Price                                          $10.90           8.56
     Number of Units                                     93,067        101,136
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.86          10.13
     Number of Units                                     34,962          3,422
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.83              -
     Number of Units                                      6,833              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.79              -
     Number of Units                                      1,039              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Basic Materials (2002)
     With No Optional Benefits
     Unit Price                                          $10.95           8.46
     Number of Units                                  1,512,864         76,331
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35          10.34
     Number of Units                                    100,189             12
     With GMWB
     Unit Value                                          $13.33              -
     Number of Units                                      8,054              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.31              -
     Number of Units                                     15,986              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Biotechnology (2001)
     With No Optional Benefits
     Unit Price                                           $9.75           7.09
     Number of Units                                    208,971        130,082
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.53              -
     Number of Units                                        847              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Consumer Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.04           7.25
     Number of Units                                    136,269        128,022
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.66           9.37
     Number of Units                                     30,700          2,426
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.62              -
     Number of Units                                      5,655              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.59              -
     Number of Units                                      3,817              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Consumer Non-Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.64           8.28
     Number of Units                                     58,425        148,446
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.51           9.90
     Number of Units                                     12,720          2,303
     With GMWB
     Unit Value                                          $11.49              -
     Number of Units                                        954              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.67              -
     Number of Units                                      4,737              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Energy (2001)
     With No Optional Benefits
     Unit Price                                          $10.48           8.71
     Number of Units                                  1,225,844        299,833
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.14          10.12
     Number of Units                                    114,553          1,660
     With GMWB
     Unit Value                                          $12.12              -
     Number of Units                                      4,007              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.10              -
     Number of Units                                     25,623              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.07              -
     Number of Units                                      2,434              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Financial (2001)
     With No Optional Benefits
     Unit Price                                          $11.23           8.85
     Number of Units                                    398,159        221,377
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.45           9.84
     Number of Units                                    134,420          2,066
     With GMWB
     Unit Value                                          $12.44              -
     Number of Units                                      1,060              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.42              -
     Number of Units                                     27,402              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Healthcare (2001)
     With No Optional Benefits
     Unit Price                                           $9.17           7.94
     Number of Units                                    707,449        388,508
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.05           9.59
     Number of Units                                    244,228          6,831
     With GMWB
     Unit Value                                          $11.04              -
     Number of Units                                      1,969              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.02              -
     Number of Units                                     56,392              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.99              -
     Number of Units                                      2,123              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Industrial (2002)
     With No Optional Benefits
     Unit Price                                          $10.01           7.93
     Number of Units                                    318,339         12,642
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.85              -
     Number of Units                                     20,601              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.81              -
     Number of Units                                      4,507              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Internet (2002)
     With No Optional Benefits
     Unit Price                                          $15.00           8.57
     Number of Units                                    206,876        306,572
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.67              -
     Number of Units                                      1,210              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Pharmaceuticals (2002)
     With No Optional Benefits
     Unit Price                                           $8.89           8.56
     Number of Units                                    266,978        136,559
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.97           9.63
     Number of Units                                     77,105          2,545
     With GMWB
     Unit Value                                           $9.96              -
     Number of Units                                      2,871              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.94              -
     Number of Units                                      6,346              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.91              -
     Number of Units                                      1,646              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Precious Metals (2002)
     With No Optional Benefits
     Unit Price                                          $13.29           9.70
     Number of Units                                  1,329,806      1,175,651
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.44          11.30
     Number of Units                                    390,896         19,964
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.39              -
     Number of Units                                     44,664              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.35              -
     Number of Units                                      1,458              -
     With HAV, EBP and GMWB
     Unit Value                                          $11.55              -
     Number of Units                                     23,284              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Real Estate (2001)
     With No Optional Benefits
     Unit Price                                          $12.91           9.86
     Number of Units                                    462,906        441,318
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.33          10.20
     Number of Units                                    136,941         12,789
     With GMWB
     Unit Value                                          $13.31              -
     Number of Units                                      3,835              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.29              -
     Number of Units                                     32,970              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP -Semiconductor (2002)
     With No Optional Benefits
     Unit Price                                           $9.51           5.14
     Number of Units                                    423,958         93,241
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.93              -
     Number of Units                                      3,475              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Technology (2001)
     With No Optional Benefits
     Unit Price                                           $8.66           6.03
     Number of Units                                    497,972        254,131
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.30              -
     Number of Units                                      6,845              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Telecommunications (2001)
     With No Optional Benefits
     Unit Price                                           $7.21           7.15
     Number of Units                                    398,350        272,408
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.08          10.03
     Number of Units                                     47,283          3,642
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.05              -
     Number of Units                                     13,783              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Utilities (2001)
     With No Optional Benefits
     Unit Price                                           $9.34           7.83
     Number of Units                                    618,427        521,419
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.63          10.61
     Number of Units                                     93,690          8,871
     With GMWB
     Unit Value                                          $12.62              -
     Number of Units                                      8,137              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.60              -
     Number of Units                                     10,588              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Bull (2002)
     With No Optional Benefits
     Unit Price                                           $9.84           7.97
     Number of Units                                  3,563,562        954,792
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.01           9.75
     Number of Units                                    708,248         10,297
     With GMWB
     Unit Value                                          $12.00              -
     Number of Units                                      1,179              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.98           9.75
     Number of Units                                     58,349            400
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.58              -
     Number of Units                                        427              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.94              -
     Number of Units                                     10,714              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Bear (2001)
     With No Optional Benefits
     Unit Price                                           $8.44          11.38
     Number of Units                                  1,886,515      1,532,543
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $7.49          10.13
     Number of Units                                    716,467         28,618
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $7.47          10.13
     Number of Units                                     36,686          1,514
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.29              -
     Number of Units                                      7,927              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $7.45              -
     Number of Units                                     13,622              -
     With HAV, EBP and GMWB
     Unit Value                                           $9.29              -
     Number of Units                                      7,293              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraBull 23 (2001)
     With No Optional Benefits
     Unit Price                                          $10.20           6.78
     Number of Units                                  1,431,345        297,435
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.42           9.61
     Number of Units                                      1,432            245
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - OTC (2001)
     With No Optional Benefits
     Unit Price                                           $9.32           6.45
     Number of Units                                  4,445,234      1,346,852
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.47           9.36
     Number of Units                                    810,005         13,113
     With GMWB
     Unit Value                                          $13.46              -
     Number of Units                                      5,378              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.44              -
     Number of Units                                     34,480              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Short OTC (2002)
     With No Optional Benefits
     Unit Price                                           $6.78          11.00
     Number of Units                                  1,535,439        433,181
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $6.42          10.43
     Number of Units                                    196,526         15,308
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $6.40              -
     Number of Units                                     20,167              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.49              -
     Number of Units                                      7,708              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $6.38              -
     Number of Units                                     16,907              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraOTC (1999)
     With No Optional Benefits
     Unit Price                                           $7.03           3.53
     Number of Units                                  3,410,589      1,003,123
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $17.30           8.70
     Number of Units                                      5,905            233
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Mid-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.23           7.66
     Number of Units                                  1,455,513        438,387
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.40          10.06
     Number of Units                                    462,172          4,777
     With GMWB
     Unit Value                                          $13.39              -
     Number of Units                                      4,164              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.36          10.06
     Number of Units                                     99,189          4,799
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.77              -
     Number of Units                                      3,516              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -
     Number of Units                                        916              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Mid-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                           $9.69           7.70
     Number of Units                                  1,009,867        439,054
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.32           9.82
     Number of Units                                    295,528          1,587
     With GMWB
     Unit Value                                          $12.31              -
     Number of Units                                      2,028              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.28           9.81
     Number of Units                                     47,141          1,583
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.24              -
     Number of Units                                      3,933              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.25              -
     Number of Units                                      1,274              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraMid-Cap (2002)
     With No Optional Benefits
     Unit Price                                           $9.55           5.71
     Number of Units                                  1,112,311        477,953
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.46           9.86
     Number of Units                                    136,523          1,673
     With GMWB
     Unit Value                                          $16.44              -
     Number of Units                                      3,746              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $16.41              -
     Number of Units                                     88,028              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.37              -
     Number of Units                                        557              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                           $9.39           7.09
     Number of Units                                  5,144,632        994,778
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.41          10.15
     Number of Units                                  1,218,990         19,019
     With GMWB
     Unit Value                                          $13.39              -
     Number of Units                                     24,769              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.37              -
     Number of Units                                    207,523              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.67              -
     Number of Units                                      4,223              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -
     Number of Units                                     28,687              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Small-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                          $10.16           7.69
     Number of Units                                  3,868,951        772,260
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.05           9.91
     Number of Units                                  1,289,398         10,572
     With GMWB
     Unit Value                                          $13.04              -
     Number of Units                                     21,997              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.01              -
     Number of Units                                    210,595              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.44              -
     Number of Units                                      2,529              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.98              -
     Number of Units                                     30,164              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraSmall-Cap 24 (1999)
     With No Optional Benefits
     Unit Price                                          $12.04           6.14
     Number of Units                                  1,702,558        212,085
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $19.43              -
     Number of Units                                     13,082              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - U.S. Government Plus (2002)
     With No Optional Benefits
     Unit Price                                          $11.08          11.56
     Number of Units                                    731,470      2,486,854
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.75          10.19
     Number of Units                                    291,892         22,148
     With GMWB
     Unit Value                                           $9.73              -
     Number of Units                                     14,956              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.72          10.19
     Number of Units                                     32,854            609
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Rising Rates Opportunity (2002)
     With No Optional Benefits
     Unit Price                                           $7.56           8.02
     Number of Units                                  1,817,924        165,792
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.12           9.69
     Number of Units                                    445,486          9,028
     With GMWB
     Unit Value                                           $9.11              -
     Number of Units                                      4,991              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.09              -
     Number of Units                                     82,598              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.07              -
     Number of Units                                     10,876              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
First Trust(R)10 Uncommon Values (2000)
     With No Optional Benefits
     Unit Price                                           $9.16           6.80
     Number of Units                                     66,435         19,826
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.17              -
     Number of Units                                        467              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Prudential - SP Jennison International Growth
(2001)
     With No Optional Benefits
     Unit Price                                          $10.97           8.01
     Number of Units                                    516,764         89,806
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.09           9.59
     Number of Units                                    115,375          5,196
     With GMWB
     Unit Value                                          $13.07              -
     Number of Units                                      6,338              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.05              -
     Number of Units                                      5,912              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.54              -
     Number of Units                                     23,909              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

1.       Effective  December 10, 2001, Strong Capital  Management,  Inc. became  Sub-advisor of the Portfolio.  Between May 3, 1999 and
     December 10, 2001, A I M Capital  Management,  Inc.  served as  Sub-advisor of the  Portfolio,  then named "AST AIM  International
     Equity."  Between October 15, 1996 and May 3, 1999,  Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam  International  Equity."  Prior to October 15, 1996,  Seligman  Henderson Co. served as  Sub-advisor of the
     Portfolio, then named "Seligman Henderson International Equity Portfolio."
2.       Effective  November 11, 2002,  William Blair & Company,  L.L.C.  became  Sub-advisor of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Overseas Growth."
3.       This  Portfolio  reflects  the  addition of the net assets of the AST  American  Century  International  Growth  Portfolio  II
     ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II.
4.       Effective May 1, 2002,  Deutsche Asset Management,  Inc. became Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Founders
     Asset  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Founders  Passport."  Prior to October 15, 1996,
     Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Small Cap Portfolio."
5.       Effective  September 17, 2001, Pilgrim Baxter & Associates,  Ltd. became Sub-advisor of the Portfolio.  Prior to September 17,
     2001,  Janus Capital  Corporation  served as  Sub-advisor  of the  Portfolio,  then named "AST Janus  Small-Cap  Growth." Prior to
     December  31,  1998,  Founders  Asset  Management,  LLC served as  Sub-advisor  of the  Portfolio,  then named  "Founders  Capital
     Appreciation Portfolio."
6.       Effective  December 10, 2001,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001,  Zurich  Scudder  Investments,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST Scudder  Small-Cap  Growth
     Portfolio".  Prior to May 1, 2001, the Portfolio was named "AST Kemper Small-Cap Growth Portfolio."
7.       Effective May 1, 2001,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2001,  Lord,
     Abbett & Company Served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Small Cap Value."
8.       Effective  October 23, 2000, GAMCO  Investors,  Inc. became  Sub-advisor of the Portfolio.  Prior to October 23, 2000, T. Rowe
     Price Associates, Inc. served as Sub-advisor of the Portfolio, then named "AST T. Rowe Price Small Company Value Portfolio."
9.       Effective  November 11, 2002,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Mid-Cap Growth."
10.      Effective May 1, 1998,  Neuberger Berman Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 1998, Berger
     Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio."
11.      Effective  May 1,  1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 1998,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."
12.      Effective May 1, 2000,  Alliance Capital Management,  L.P. became Sub-advisor of the Portfolio.  Between December 31, 1998 and
     May 1, 2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST  Oppenheimer  Large-Cap  Growth
     Portfolio." Prior to December 31, 1998,  Robertson,  Stephens & Company Investment  Management,  L.P. served as Sub-advisor of the
     Portfolio, then named "Robertson Stephens Value + Growth Portfolio."
13.      Effective  November 11, 2002,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST JanCap Growth."
14.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Janus
     Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Strategic Value."
15.      Effective May 1, 2000,  Sanford C. Bernstein & Co., Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000,  Bankers
     Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio."
16.      Effective May 3, 1999,  American Century  Investment  Management,  Inc. became  Sub-advisor of the Portfolio.  Between October
     15, 1996 and May 3, 1999, Putnam Investment Management,  Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Value
     Growth & Income."
17.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000, Lord,
     Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio."
18.      Effective July 1, 2002, the AST INVESCO Equity Income portfolio changed its name to AST INVESCO Capital Income.
19.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor  of the Portfolio.  Prior to May 1, 2002, A I M
     Capital Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM Balanced." Between October 15, 1996 and May
     3, 1999, Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam Balanced." Prior to
     October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor of the Portfolio,  then named "AST Phoenix Balanced Asset
     Portfolio."
20.      Effective August 8, 2000, T. Rowe Price  International,  Inc. became Sub-advisor of the Portfolio.  Effective May 1, 2000, the name of the  Portfolio  was  changed  to the  "AST  T.  Rowe  Price  Global  Bond".  Effective  May 1,  1996,  Rowe  Price-Fleming
     International,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1,  1996,  Scudder,  Stevens & Clark,  Inc.  served as
     Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."
21.      Effective June 20, 2003,  pursuant to a shareholder  vote, the Emerging  Markets  portfolio of Montgomery  Variable Series was reorganized  into the Developing  Markets  portfolio of Gartmore  Variable  Investment  Trust.  The Montgomery  Variable  Series -
     Emerging Markets portfolio no longer exists.
22.      Effective  December 5, 2003,  pursuant to a shareholder  approval,  the Evergreen VA Global Leaders  Portfolio merged into the
     Evergreen VA International Equity Portfolio.  The Evergreen VA Global Leaders Portfolio no longer exists.
23.      Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.
24.      Prior to May 1, 2000,  ProFund VP  UltraSmall-Cap  was named "ProFund VP Small Cap" and sought daily  investment  results that corresponded to the performance of the Russell 2000(R)Index.

                                          APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional  Death Benefit is  calculated.  Each example  assumes that a $50,000  initial  Purchase  Payment is made.  Each  example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account  Value is  maintained  in the variable  investment  options.  The formula for  determining  the  Enhanced  Beneficiary
Protection Optional Death Benefit is as follows:

           Growth =               Account Value of variable             minus         Purchase Payments - proportional
                               investment options plus Interim                                  withdrawals
                                Value of Fixed Allocations (no
                                         MVA applies)

NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase
Assume that the Owner has made no withdrawals  and that the Account Value has been increasing due to positive  market  performance.  On the date we receive due proof of death,  the Account  Value is $75,000.  The basic Death  Benefit is  calculated  as Purchase  Payments minus proportional  withdrawals,  or Account Value, less the amount of any Credits applied within 12 months prior to the date of death, which ever is greater.  Therefore,  the basic Death Benefit is equal to $75,000.  The Enhanced  Beneficiary  Protection  Optional Death
Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $75,000 - [$50,000 - $0]
                  =        $25,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $25,000 * 0.40
                  =        $10,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $85,000

Examples with market decline
Assume that the Owner has made no withdrawals  and that the Account Value has been  decreasing  due to declines in market  performance.
On the date we receive due proof of death,  the Account Value is $45,000.  The basic Death  Benefit is calculated as Purchase  Payments minus proportional  withdrawals,  or Account Value, less the amount of any Credits applied within 12 months prior to the date of death, which ever is greater.  Therefore,  the basic Death Benefit is equal to $50,000.  The Enhanced  Beneficiary  Protection  Optional Death
Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

         Growth   =        $45,000 - [$50,000 - $0]
                  =        $-5,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  NO BENEFIT IS PAYABLE

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been  increasing  due to positive  market  performance  and the Owner made a withdrawal of $15,000 in
Annuity  Year 5 when the Account  Value was  $75,000.  On the date we receive due proof of death,  the  Account  Value is $90,000.  The basic Death Benefit is  calculated as Purchase  Payments  minus  proportional  withdrawals,  or Account  Value,  less the amount of any
Credits  applied  within 12 months prior to the date of death,  which ever is greater.  Therefore,  the basic Death Benefit is equal to
$90,000.  The Enhanced  Beneficiary  Protection  Optional  Death  Benefit is equal to the amount  payable under the basic Death Benefit
($90,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                  =        $90,000 - [$50,000 - $10,000]
                  =        $90,000 - $40,000
                  =        $50,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $50,000 * 0.40
                  =        $20,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $110,000

Examples of Highest Anniversary Value Death Benefit Calculation
The  following  are  examples of how the Highest  Anniversary  Value  Death  Benefit is  calculated.  Each  example  assumes an initial
Purchase  Payment of $50,000.  Each example  assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been increasing due to positive  market  performance and that no withdrawals  have been made.  On the date we receive  due proof of death,  the  Account  Value is  $75,000;  however,  the  Anniversary  Value on the 5th anniversary  of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death  Benefit  Target  Date.  The Death
Benefit is equal to the greater of the Highest  Anniversary  Value or the basic Death  Benefit.  The Death Benefit would be the Highest
Anniversary  Value  ($90,000)  because  it is greater  than the amount  that would  have been  payable  under the basic  Death  Benefit
($75,000).

Example with withdrawals
Assume that the Account Value has been  increasing  due to positive  market  performance  and the Owner made a withdrawal of $15,000 in
Annuity Year 7 when the Account Value was $75,000.  On the date we receive due proof of death,  the Account Value is $80,000;  however, the  Anniversary  Value on the 5th  anniversary of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death
Benefit Target Date.  The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value  = $90,000 - [$90,000 * $15,000/$75,000]
                                    = $90,000 - $18,000
                                    = $72,000

Basic Death Benefit                 = max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                                    = max [$80,000, $40,000]
                                    = $80,000

Example with death after Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance  and that no withdrawals had been made prior to the Death Benefit  Target Date.  Further  assume that the Owner dies after the Death Benefit  Target Date,  when the
Account Value is $75,000.  The Highest  Anniversary  Value on the Death Benefit Target Date was $80,000;  however,  following the Death
Benefit  Target Date,  the Owner made a Purchase  Payment of $15,000 and later had taken a withdrawal  of $5,000 when the Account Value was $70,000.  The Death Benefit is equal to the greater of the Highest  Anniversary  Value plus Purchase  Payments  minus  proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value  = $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                                    = $80,000 + $15,000 - $6,786
                                    = $88,214

Basic Death Benefit                 = max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
The  following  are  examples of how the  Combination  5% Roll-Up and Highest  Anniversary  Value Death  Benefit are  calculated.  Each example assumes an initial  Purchase  Payment of $50,000.  Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been increasing due to positive  market  performance and that no withdrawals  have been made.  On the 7th  anniversary  of the Issue Date we receive  due proof of death,  at which  time the  Account  Value is  $75,000;
however,  the  Anniversary  Value on the 5th  anniversary of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death Benefit  Target Date.  The Roll-Up Value is equal to initial  Purchase  Payment  accumulated  at 5% for 6 years,  or $67,005.
The Death  Benefit is equal to the greatest of the Roll-Up  Value,  Highest  Anniversary  Value or the basic Death  Benefit.  The Death
Benefit would be the Highest  Anniversary  Value  ($90,000)  because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Owner made a withdrawal  of $5,000 on the 6th  anniversary  of the Issue Date when the Account  Value was $45,000.  The
Roll-Up  Value on the 6th  anniversary  of the Issue  Date is equal to  initial  Purchase  Payment  accumulated  at 5% for 6 years,  or
$67,005.  The 5%  Dollar-for-Dollar  Withdrawal  Limit  for the 7th  annuity  year is  equal to 5% of the  Roll-Up  Value as of the 6th anniversary of the Issue Date, or $3,350.  Therefore,  the remaining  $1,650 of the withdrawal  results in a proportional  reduction to the  Roll-Up  Value.  On the 7th  anniversary  of the Issue Date we receive  due proof of death,  at which  time the  Account  Value is
$43,000;  however,  the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000.  Assume as well that the Owner has died before the Death Benefit  Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value,  Highest  Anniversary  Value or
the basic Death Benefit.

Roll-Up Value                       = {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650 / ($45,000 - $3,350)]} * 1.05
                                    = ($63,655 - $2,522) * 1.05
                                    = $64,190

Highest Anniversary Value  = $70,000 - [$70,000 * $5,000 / $45,000]
                                    = $70,000 - $7,778
                                    = $62,222

Basic Death Benefit                 = max [$43,000, $50,000 - ($50,000 * $5,000 / $45,000)]
                                    = max [$43,000, $44,444]
                                    = $44,444

Example with death after Death Benefit Target Date
Assume that the Owner has not made any  withdrawals  prior to the Death Benefit  Target Date.  Further assume that the Owner dies after the Death  Benefit  Target Date,  when the Account Value is $75,000.  The Roll-Up Value on the Death Benefit  Target Date (the contract anniversary  on or following  the Owner's 80th  birthday)  is equal to initial  Purchase  Payment  accumulated  at 5% for 10 years,  or
$81,445.  The Highest  Anniversary  Value on the Death Benefit  Target Date was $85,000;  however,  following the Death Benefit  Target
Date,  the Owner made a Purchase  Payment of $15,000 and later had taken a  withdrawal  of $5,000 when the Account  Value was  $70,000.
The Death Benefit is equal to the greatest of the Roll-Up Value,  Highest  Anniversary Value or the basic Death Benefit as of the Death
Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value                       = $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                                    = $81,445 + $15,000 - $6,889
                                    = $89,556

Highest Anniversary Value  = $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                                    = $85,000 + $15,000 - $7,143
                                    = $92,857

Basic Death Benefit                 = max [$75,000, $50,000 + $15,000 - {($50,000 + $15,000) * $5,000 / $70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

                               APPENDIX C - SALE OF THE CONTRACTS TO RESIDENTS OF THE STATE OF NEW YORK

Some of the provisions of the Annuity are different for contracts offered to residents of the State of New York.

GLOSSARY OF TERMS

MVA:  The definition for MVA is not applicable.

INVESTMENT OPTIONS

WHAT ARE THE FIXED INVESTMENT OPTIONS?
Fixed investment  options are not available to residents of the State of New York. All references to Fixed  Allocations  throughout the
Prospectus are not applicable.

FEES AND CHARGES

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual Maintenance Fee for residents of the State of New York is $30.00 or 2% of your Account Value invested in the variable  investment  options,  whichever is less.  This fee will be deducted  annually on the  anniversary  of the Issue Date of your  Annuity or, if you  surrender  your  Annuity  during the
Annuity Year, the fee is deducted at the time of surrender.  We may increase the Annual  Maintenance  Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax Charges: For New York contracts a charge for taxes may also be assessed against the Sub-accounts.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial Purchase Payment:  You must make a minimum initial Purchase Payment of $10,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting" program,  we will accept a lower initial Purchase Payment provided that, the first Purchase
Payment is at least $2,000 and within the first Annuity Year, you make at least $10,000 in total Purchase Payments.

Owner,  Annuitant and Beneficiary  Designations:  For contracts issued in the State of New York, the designation of contingent Owner is not allowed.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
Unless you indicated  that a prior choice was  irrevocable or your Annuity is subject to certain  regulatory or statutory  limitations, you may request to change Owner,  Annuitant and Beneficiary  designations  by sending a request In Writing.  Where allowed by law, such changes  will be subject to our  acceptance.  For New York  contracts,  some of the  changes  we will not accept  include,  but are not limited  to:  (a) a new  Owner  subsequent  to the  death of the  Owner  or the  first  of any  joint  Owners  to die,  except  where a spouse-Beneficiary  has become the Owner as a result of an Owner's death;  (b) a new Annuitant prior to the Annuity Date if the annuity option  selected  includes a life  contingency;  and (c) a change in the  Beneficiary if the Owner had previously  made the designation irrevocable.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
For New York  contracts  you may exercise your right to return the Annuity  within 21 days of receipt of the Annuity.  The amount to be refunded for New York  contracts is the Account  Value as of the date we receive  your request to cancel the Annuity.  Notice  received by mail is  effective  as of the date of the  postmark.  If the Annuity is returned to the agent,  the  effective  date is the date the
Annuity is received by the agent.

MANAGING YOUR ACCOUNT VALUE

Credits Applied to Purchase Payments for Designated Class of Annuity Owner
This section does not apply to contracts purchased by residents of the State of New York.

=======================================================================================================================================
This  Annuity  features  the same  Insurance  Charge as many of American  Skandia's  other  variable  annuities  and does not charge an additional  amount for the XTra CreditSM  feature.  However,  the amount of any Credits  applied to your Account Value can be recovered by American Skandia under the following circumstance:
=======================================================================================================================================
|X|      if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any Credits.
=======================================================================================================================================
=======================================================================================================================================

The Account  Value may be  substantially  reduced if American  Skandia  recovers  the XTra  CreditSM  amount  under this  circumstance.
However,  any  investment  gain on the XTra CreditSM  amount will not be taken back. We do not deduct a CDSC in any situation  where we recover the XTra CreditSM amount.
=======================================================================================================================================

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
For New York  contracts  we require a minimum  amount of $500 in each  Sub-account  you  allocate  Account  Value to at the time of any allocation  or transfer.  Your transfer  request must be In Writing.  For New York  contracts,  a specific  authorization  form MUST be completed which authorizes us to accept transfers via phone or through means such as electronic mail.

ACCESS TO ACCOUNT VALUE

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
The Annuity Date must be the first or the fifteenth  day of a calendar  month and may not be less than one year after the Issue Date of the Annuity.  However,  for New York  contracts,  if the  contract's  accumulated  value,  at the time of  annuitization,  is less than
$2,000,  or would  provide  an income,  the  initial  amount of which is less than $20 per month,  in lieu of  commencing  the  annuity payments, we reserve the right to cancel the Annuity and pay you the total of the Account Value.

For New York contracts the Annuity Date may not exceed the first day of the calendar month following the Annuitant's 90th birthday.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
This benefit is not available to residents of the State of New York.

LIVING BENEFIT PROGRAMS

The Guaranteed Return Option Plus and Guaranteed Return Option optional benefits are not offered to residents of the State of New
York.

DEATH BENEFIT

Basic Death Benefit:

The basic Death Benefit is the greater of:
|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals.
|X|      Your Account Value.

Optional Death Benefits

=======================================================================================================================================
None of the optional  Death  Benefits  described in the  Prospectus  are offered to  residents of the State of New York.  However,  the
Highest  Anniversary  Value Optional Death Benefit  described  below is available to purchasers of the Annuity who are residents of the
                                                                     --
State of New York at the time of purchase.
=======================================================================================================================================

Highest Anniversary Value Death Benefit
If the Annuity has one Owner,  the Owner must be age 80 or less at the time the Highest  Anniversary  Value  Optional  Death Benefit is
purchased.  If the  Annuity  has joint  Owners,  the oldest  Owner must be age 80 or less.  If the  Annuity is owned by an entity,  the
Annuitant must be age 80 or less.

Key Terms Used with the Highest Anniversary Value Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest of
             -------------------------
     either joint Owner or the Annuitant, if entity owned.

|X|      The  Highest  Anniversary  Value  equals the  highest of all  previous  "Anniversary  Values" on or before the  earlier of the
              ---------------------------
     Owner's date of death and the "Death Benefit Target Date".

|X|      The Anniversary  Value is the Account Value as each anniversary of the Issue Date plus the sum of all Purchase  Payments on or
             ------------------
     after such anniversary less the sum of all "Proportional  Reductions"  since such anniversary.  The Anniversary Value on the Issue
     Date is equal to your Purchase Payment.

|X|      A  Proportional  Reduction is a reduction to the value being measured  caused by a withdrawal,  equaling the percentage of the
            -----------------------
     withdrawal as compared to the Account Value as of the date of the  withdrawal.  For example,  if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction),  we will reduce both your Anniversary  Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Highest Anniversary Value Death Benefit
The Highest Anniversary Value Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the Sub-accounts as of the date we receive in writing "due proof of death"; and
2.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the Account Value as of the date we receive in writing "due proof of death"; and
2.       the Highest  Anniversary  Value on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all
              Proportional Reductions since the Death Benefit Target Date.

PLUS40(TM)OPTIONAL LIFE INSURANCE RIDER

This benefit was never available to residents of the State of New York.

TAX CONSIDERATIONS

Minimum  Distributions after age 70 1/2: For New York contracts the Minimum Distribution  provision is only available for annuities issued under Section 403(b) of the IRS Code or for IRA's where Minimum  Distributions  are required.  Minimum  Distributions are not available for any other contracts.

Modification:  In addition to obtaining  prior  approval  from the insurance  department of our state of domicile  before making such a combination, substitution, deletion or addition, we will also obtain prior approval from the Superintendent of Insurance for New York.

Misstatement of Age or Sex:
If there has been a  misstatement  of the age and/or sex of any person upon whose life annuity  payments or the minimum  death  benefit are based, we make  adjustments to conform to the facts. As to annuity  payments:  (a) any  underpayments by us will be remedied on the next  payment  following  correction;  (b) any  overpayments  by us will be charged  against  future  amounts  payable by us under your
Annuity;  and (c) as to any annuity  payments,  we shall  credit or charge  interest  using our then  current  crediting  rate for this purpose,  which is not greater than 6% interest per year,  calculated  from the date of any  underpayment  or  overpayment  to the date actual payment is made.

                                          APPENDIX D - Plus40(TM)OPTIONAL LIFE INSURANCE RIDER

=======================================================================================================================================
American Skandia's Plus40(TM)Optional Life Insurance Rider was offered, in those states where approved, between January 23, 2002 and
May 1, 2003.  The description below of the Plus40(TM)benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40(TM)benefit.
=======================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------------
The life insurance  coverage  provided under the Plus40(TM)Optional Life Insurance Rider ("Plus40(TM)rider" or the "Rider") is supported by
American  Skandia's general account and is not subject to, or registered as a security under,  either the Securities Act of 1933 or the
Investment  Company Act of 1940.  Information  about the Plus40(TM)rider is  included  as an  Appendix  to this  Prospectus  to help you understand the Rider and the  relationship  between the Rider and the value of your Annuity.  It is also included because you can elect to pay for the Rider  with  taxable  withdrawals  from your  Annuity.  The staff of the  Securities  and  Exchange  Commission  has not reviewed  this  information.  However,  the  information  may be subject to certain  generally  applicable  provisions  of the  Federal securities laws regarding accuracy and completeness.
---------------------------------------------------------------------------------------------------------------------------------------

The income  tax-free life insurance  payable to your  Beneficiary(ies)  under the Plus40(TM)rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death,  subject to certain  adjustments,  restrictions  and  limitations  described below.

ELIGIBILITY
The Plus40(TM)rider may be  purchased as a rider on your  Annuity.  The Rider must cover those  persons  upon whose death the  Annuity's death benefit  becomes  payable - the Annuity's  owner or owners,  or the  Annuitant (in the case of an entity owned  Annuity).  If the
Annuity has two Owners,  the  Rider's  death  benefit is payable  upon the first death of such  persons.  If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum  allowable  age to purchase  the Plus40(TM)rider is 40; the maximum  allowable  age is 75. If the Rider is  purchased on two lives,  both persons must meet the age  eligibility  requirements.  The Plus40(TM)rider is not  available  to  purchasers  who use their
Annuity as a funding  vehicle for a Tax Sheltered  Annuity (or 403(b)) or as a funding  vehicle for a qualified  plan under Section 401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
|X|      If you die during the first 24 months  following the effective  date of the Plus40(TM)rider  (generally,  the Issue Date of your
         Annuity),  the death  benefit  will be limited to the amount of any charges  paid for the Rider while it was in effect.  While we will return the charges  you have paid  during the  applicable  period as the death  benefit,  your  Beneficiary(ies)  will receive no additional life insurance benefit from the Plus40(TM)rider if you die within 24 months of its effective date.
                    ----------

|X|      If you make a Purchase  Payment  within 24 months prior to the date of death,  the Account  Value used to determine the amount of the death  benefit  will be reduced by the  amount of such  Purchase  Payment(s).  If we reduce the death  benefit  payable under the  Plus40(TM)rider  based on this  provision,  we will  return  50% of any  charges  paid for the Rider  based on those
         Purchase Payments as an additional amount included in the death benefit under the Rider.

|X|      If we apply  Credits to your Annuity  based on Purchase  Payments,  such Credits are treated as Account  Value for purposes of determining  the death benefit  payable under the Plus40(TM)rider.  However,  if Credits were applied to Purchase  Payments made within 24 months  prior to the date of death,  the Account  Value used to  determine  the amount of the death  benefit will be reduced  by the  amount of such  Credits.  If we reduce  the death  benefit  payable  under the  Plus40(TM)rider  based on this provision,  we will return 50% of any charges paid for the Rider based on such  Credits as an  additional  amount  included in the death benefit under the Rider.

|X|      If you become  terminally  ill (as defined in the Rider) and elect to receive a portion of the Plus40(TM)rider's  death benefit under the  Accelerated  Death  Benefit  provision,  the amount  that will be  payable  under the Rider upon your death will be reduced.  Please refer to the Accelerated Death Benefit provision described below.

|X|      If charges for the Plus40(TM)rider are due and are unpaid as of the date the death  benefit is being  determined,  such charges will be deducted from the amount paid to your Beneficiary(ies).

|X|      If the age of any person  covered  under the  Plus40(TM)rider is  misstated,  we will  adjust any  coverage  under the Rider to conform to the facts.  For example,  if, due to the  misstatement,  we overcharged  you for coverage under the Rider,  we will add  any  additional  charges  paid  to the  amount  payable  to  your  Beneficiary(ies).  If,  due to  the  misstatement,  we undercharged  you for coverage  under the Rider,  we will reduce the death  benefit in  proportion  to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

|X|      On or after an Owner  reaches the expiry date of the Rider (the  anniversary  of the  Annuity's  Issue Date on or  immediately after the 95th  birthday),  coverage will  terminate.  No charge will be made for an Owner following the expiry date. If there are two Owners,  the expiry date  applies  separately  to each  Owner;  therefore,  coverage  may  continue  for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40(TM)rider is subject to a Maximum  Death Benefit  Amount based on the Purchase  Payments  applied to your Annuity.  The Plus40(TM)
rider may also be subject to a Per Life Maximum  Benefit  that is based on all amounts paid under any annuity  contract we issue to you
                                                                                                  ---
under which you have elected the Plus40(TM)rider or similar life insurance coverage.

|X|      The Maximum Death Benefit Amount is 100% of the Purchase  Payments  increasing at 5% per year following the date each Purchase
             ----------------------------
         Payment is applied to the Annuity until the date of death.  If Purchase  Payments are applied to the Annuity  within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

|X|      The Per Life Maximum Benefit applies to Purchase  Payments applied to any such annuity  contracts more than 24 months from the
             ------------------------
         date of death that exceed  $1,000,000.  If you make Purchase  Payments in excess of  $1,000,000,  we will reduce the aggregate death  benefit  payable under all Plus40(TM)riders,  or similar  riders issued by us, based on the combined  amount of Purchase
         Payments  in excess of  $1,000,000  multiplied  by 40%. If the Per Life  Maximum  Benefit  applies,  we will reduce the amount payable under each  applicable  Plus40(TM)rider on a pro-rata  basis.  If the Per Life Maximum  Benefit applies upon your death, we will return any excess  charges  that you paid on the  portion of your  Account  Value on which no benefit is payable.  The
         Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become  terminally  ill, you may request that a portion of the death benefit  payable under the Plus40(TM)rider be prepaid instead of being paid to your  Beneficiary(ies)  upon your  death.  Subject to our  requirements  and where  allowed by law, we will make a one time,  lump sum  payment.  Our  requirements  include  proof  satisfactory  to us, in writing,  of terminal  illness  after the Rider's
Effective Date.

The  maximum we will pay,  before any  reduction,  is the  lesser of 50% of the  Rider's  death  benefit or  $100,000.  If you elect to accelerate  payment of a portion of the death benefit under the Plus40(TM)rider,  the amount of the remaining death benefit is reduced by the prepaid amount  accumulating at an annualized  interest rate of 6.0%.  Eligibility  for an accelerated  payout of a portion of your
Plus40(TM)rider death benefit may be more  restrictive  than any  medically-related  surrender  provision  that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40(TM)RIDER
The  Plus40(TM)rider has a current  charge and a  guaranteed  maximum  charge.  The current  charge for the Plus40(TM)rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity.  The applicable  percentages  differ based on the attained  age,  last  birthday of the Owner(s) or Annuitant  (in the case of an entity owned  Annuity) as of the date the charge is due. We reserve the right to change the current  charge,  at any time,  subject to regulatory  approval  where  required.  If there are two Owners,  we calculate the current charge that applies to each Owner  individually  and deduct the combined amount as the charge for the Rider.  There is no charge based on a person's life after coverage  expires as to that person.  However,  a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                           Attained Age                  Percentage of
                                                                         Account Value
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 40-75                       .80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 76-80                       1.60%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 81-85                       3.20%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 86-90                       4.80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 91                         6.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 92                         7.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 93                         8.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 94                         9.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 95                        10.50%
                                   ------------------------------ ----------------------------

The charge for the  Plus40(TM)rider may also be subject to a  guaranteed  maximum  charge that will apply if the  current  charge,  when applied to the Account Value,  exceeds the guaranteed  maximum  charge.  The guaranteed  maximum charge is based on a charge per $1,000 of insurance.

We determine the charge for the Rider  annually,  in arrears.  We deduct the charge:  (1) upon your death;  (2) on each  anniversary of the  Issue  Date;  (3) on the date  that you  begin  receiving  annuity  payments;  (4) if you  surrender  your  Annuity  other  than a medically-related  surrender;  or (5) if you choose to terminate the Rider.  If the Rider  terminates for any of the preceding  reasons on a date other than the  anniversary  of the  Annuity's  Issue  Date,  the charge  will be  prorated.  During the first year after the
Annuity's  Issue Date, the charge will be prorated from the Issue Date. In all subsequent  years,  the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual  charge  through a  redemption  from your  Annuity's  Account  Value or through  funds other than those within the  Annuity.  If you do not elect a method of payment,  we will  automatically  deduct the annual  charge  from your  Annuity's
Account Value.  The manner in which you elect to pay for the Rider may have tax implications.

|X|      If you elect to pay the charge through a redemption of your  Annuity's  Account  Value,  the  withdrawal  will be treated as a taxable  distribution,  and will generally be subject to ordinary  income tax on the amount of any investment  gain withdrawn.
         If you are under age 59 1/2,  the  distribution  may also be  subject to a 10%  penalty on any gain  withdrawn,  in  addition  to ordinary  income taxes.  We first deduct the amount of the charge  pro-rata from the Account Value in the variable  investment options.  We only deduct the charge pro-rata from the Fixed  Allocations to the extent there is insufficient  Account Value in the variable investment options to pay the charge.

|X|      If you  elect to pay the  charge  through  funds  other  than  those  from your  Annuity,  we  require  that  payment  be made electronically  in U.S.  currency  through a U.S.  financial  institution.  If you elect to pay the charge through  electronic transfer  of funds  and  payment  has not been  received  within 31 days from the due date,  we will  deduct  the  charge as a redemption from your Annuity, as described above.

TERMINATION
You can  terminate  the Plus40(TM)rider at any time.  Upon  termination,  you will be  required to pay a pro-rata  portion of the annual charge for the Rider.  The Plus40(TM)rider will  terminate  automatically  on the date your Account  Value is applied to begin  receiving annuity  payments,  on the date you  surrender  the Annuity  or, on the expiry date with  respect to such person who reaches the expiry date.  We may also  terminate  the  Plus40(TM)rider,  if  necessary,  to  comply  with  our  interpretation  of the Code and  applicable regulations.  Once terminated, you may not reinstate your coverage under the Plus40(TM)rider.

CHANGES IN ANNUITY DESIGNATIONS
Changes in ownership and annuitant  designations  under the Annuity may result in changes in eligibility  and charges under the Plus40(TM)
rider.  These changes may include termination of the Rider.  Please refer to the Rider for specific details.

SPOUSAL ASSUMPTION
A  spousal  beneficiary  may elect to assume  ownership  of the  Annuity  instead  of taking  the  Annuity's  Death  Benefit.  However, regardless of whether a spousal  beneficiary  assumes ownership of the Annuity,  the death benefit under the Plus40(TM)rider will be paid despite the fact that the Annuity  will  continue.  The spousal  beneficiary  can apply the death  benefit  proceeds  under the Plus40(TM)
rider to the Annuity as a new Purchase  Payment,  can purchase a new annuity  contract or use the death benefit  proceeds for any other purpose.  Certain  restrictions  may apply to an Annuity  that is used as a qualified  investment.  Spousal  beneficiaries  may also be eligible to purchase the Plus40(TM)rider,  in which case the Annuity's  Account Value,  as of the date the assumption is effective,  will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION
The Plus40(TM)rider was designed to qualify as a life insurance  contract under the Code. As life  insurance,  under most  circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an  Individual  Retirement  Annuity  (IRA),  we consider the Plus40(TM)rider to be outside of your IRA, since premium for the Rider is paid for either with funds  outside of your Annuity or with  withdrawals  previously  subject to tax and any applicable tax penalty.

We believe  payments under the accelerated  payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free  payments.  To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally  ill, or any other  applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

                        APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH BENEFITS

If you purchased your Annuity before  November 18, 2002 and were not a resident of the State of New York, the following  optional death benefits were offered:

Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide  additional  amounts to your  Beneficiary that may be used to offset  federal and state taxes  payable on any  taxable  gains in your  Annuity at the time of your  death.  Whether  this  benefit is appropriate for you may depend on your  particular  circumstances,  including  other financial  resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in  addition  to the basic  Death
Benefit.  If the  Annuity  has one Owner,  the Owner must be age 75 or less at the time the  benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above

         PLUS

2.       50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

"Death  Benefit  Amount"  includes  your Account  Value and any amounts  added to your Account  Value under the  Annuity's  basic Death
------------------------
Benefit  when the Death  Benefit is  calculated.  Under the basic  Death  Benefit,  amounts  are added to your  Account  Value when the
Account Value is less than Purchase Payments minus proportional withdrawals.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented
---------------------------
when withdrawn.

The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

---------------------------------------------------------------------------------------------------------------------------------------
The Enhanced  Beneficiary  Protection  Optional  Death Benefit is subject to a maximum of 50% of all Purchase  Payments  applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Please refer to the section  entitled  "Tax  Considerations"  for a discussion  of special tax  considerations  for  purchasers of this benefit.
---------------------------------------------------------------------------------------------------------------------------------------

NOTE:  You may not elect the Enhanced  Beneficiary  Protection  Optional  Death  Benefit if you have elected any other  Optional  Death
Benefit.

Guaranteed Minimum Death Benefit

If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased.  If the Annuity has joint Owners, the oldest Owner must be age 80 or less.  If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest of
             -------------------------
     either joint Owner or the Annuitant, if entity owned.

|X|      The  Highest  Anniversary  Value  equals the  highest of all  previous  "Anniversary  Values" on or before the  earlier of the
              ---------------------------
     Owner's date of death and the "Death Benefit Target Date".

|X|      The Anniversary  Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase  Payments on
             ------------------
     or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

|X|      A  Proportional  Reduction is a reduction to the value being measured  caused by a withdrawal,  equaling the percentage of the
            -----------------------
     withdrawal as compared to the Account Value as of the date of the  withdrawal.  For example,  if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction),  we will reduce both your Anniversary  Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the  Sub-accounts  plus the Interim Value of any Fixed  Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
2.       the sum of all Purchase  Payments minus the sum of all Proportional  Reductions,  each increasing daily until the Owner's date of death at a rate of 5.0%,  subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death; and
3.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.  The amount calculated in Items 1 & 3 above may be reduced by any
         Credits under certain circumstances.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the  Account  Value as of the date we  receive in writing  "due  proof of death" (an MVA may be  applicable  to amounts in any
              Fixed Allocations); and
2.       the greater of Item 2 & 3 above on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all
              Proportional Reductions since the Death Benefit Target Date.

         The amount calculated in Item 1 above may be reduced by any Credits under certain circumstances.

Annuities with joint Owners
For Annuities  with Joint Owners,  the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to  determine  the Death  Benefit  Target Date.  NOTE:  If you and your spouse own the Annuity  jointly,  we will pay the Death
Benefit to the  Beneficiary.  If the sole primary  Beneficiary is the surviving  spouse,  then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefit is  calculated  as shown above except that the age of the  Annuitant is used to determine  the  Death  Benefit  Target  Date.  Payment  of the Death  Benefit  is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection  Optional Death Benefit and the  Guaranteed  Minimum Death Benefit at any time.
Upon  termination,  you will be required to pay a pro-rata  portion of the annual charge for the benefit.  Both optional Death Benefits will  terminate  automatically  on the Annuity Date. We may also  terminate any optional  Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge  from your  Account  Value if you  elect to  purchase  either  optional  Death  Benefit.  The  Enhanced  Beneficiary
Protection  Death  Benefit  costs 0.25% of Account  Value.  The  Guaranteed  Minimum  Death  Benefit  costs 0.30% of the current  Death
Benefit.  The charges for these death  benefits are deducted in arrears each Annuity  Year.  No charge  applies after the Annuity Date.
We deduct the charge:
1.       on each anniversary of the Issue Date;
2.       when Account Value is transferred to our general account prior to the Annuity Date;
3.       if you surrender your Annuity; and
4.       if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

If you surrender the Annuity,  elect to begin receiving  annuity  payments or terminate the benefit on a date other than an anniversary of the Issue  Date,  the charge will be  prorated.  During the first year after the Issue  Date,  the charge will be prorated  from the
Issue Date.  In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first  deduct the amount of the charge  pro-rata  from the Account  Value in the  variable  investment  options.  We only deduct the charge pro-rata from the Fixed  Allocations to the extent there is  insufficient  Account Value in the variable  investment  options to pay the charge.  If your Annuity's  Account Value is  insufficient  to pay the charge,  we may deduct your remaining  Account Value and terminate  your  Annuity.  We will  notify  you if your  Account  Value is  insufficient  to pay the  charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS
-----------------------

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional  Death Benefit is  calculated.  Each example  assumes that a $50,000  initial  Purchase  Payment is made and that no withdrawals  are made prior to the Owner's death.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE:  The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase
Assume that the Owner's  Account Value has been  increasing  due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $75,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or
Account Value less the amount of any Credits  applied within  12-months prior to the date of death,  which ever is greater.  Therefore, the basic Death  Benefit is equal to  $75,000.  The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit is equal to the amount payable under the basic Death Benefit  ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase  Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $75,000
         Basic Death Benefit =      $75,000
         Death Benefit Amount =     $75,000 - $50,000 = $25,000

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $75,000 + $12,500 = $87,500

Examples with market decline
Assume that the Owner's  Account Value has been decreasing due to declines in market  performance.  On the date we receive due proof of death, the Account Value is $45,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or
Account Value less the amount of any Credits  applied within  12-months prior to the date of death,  which ever is greater.  Therefore, the basic Death  Benefit is equal to  $50,000.  The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit is equal to the amount payable under the basic Death Benefit  ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase  Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $40,000
         Basic Death Benefit =      $50,000
         Death Benefit Amount =     $50,000 - $50,000 = $0

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $50,000 + $0 = $50,000

         In this example you would receive no additional  benefit from purchasing the Enhanced  Beneficiary  Protection  Optional Death
         Benefit.

Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the  Guaranteed  Minimum Death Benefit is  calculated.  Each example  assumes that a $50,000  initial
Purchase  Payment is made and that no  withdrawals  are made prior to the Owner's death.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE:  The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example of market increase
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $90,000.  The Highest  Anniversary  Value at the end of any previous period is $72,000.  The Death
Benefit would be the Account Value  ($90,000)  because it is greater than the Highest  Anniversary  Value ($72,000) or the sum of prior
Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease
Assume that the Owner's Account Value  generally  increased  until the fifth  anniversary  but generally has been decreasing  since the fifth contract  anniversary.  On the date we receive due proof of death, the Account Value is $48,000.  The Highest  Anniversary  Value
at the end of any  previous  period is  $54,000.  The Death  Benefit  would be the sum of prior  Purchase  Payments  increased  by 5.0%
annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease
Assume that the Owner's  Account  Value  increased  significantly  during the first six years  following  the Issue Date.  On the sixth anniversary  date the Account Value is $90,000.  During the seventh  Annuity Year,  the Account Value  increases to as high as $100,000 but then  subsequently  falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest  Anniversary
Value at the end of any previous  period  ($90,000),  which  occurred on the sixth  anniversary,  although the Account Value was higher during the  subsequent  period.  The Account Value on the date we receive due proof of death  ($80,000) is lower,  as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

                                                                 NOTES

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                  PLEASE SEND ME A STATEMENT  OF  ADDITIONAL  INFORMATION  THAT  CONTAINS  FURTHER  DETAILS  ABOUT THE
                  AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS ASXT II-SIX-PROS (05/2004).
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                                                           (print your name)

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                                                               (address)

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                                                         (city/state/zip code)

                                                                 NOTES

Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
A Prudential Financial Company                                                               A Prudential Financial Company
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-766-4530                                                                           Telephone: 203-926-1888
http://www.americanskandia.prudential.com                                         http://www.americanskandia.prudential.com

                                                          MAILING ADDRESSES:

                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                             P.O. Box 7040
                                                       Bridgeport, CT 06601-7040

                                                             EXPRESS MAIL:
                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                          One Corporate Drive
                                                           Shelton, CT 06484

                                                                                         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                                      A Prudential Financial Company
                                                                                     One Corporate Drive, Shelton, Connecticut 06484
                                                                                     -----------------------------------------------
This Prospectus  describes  StagecoachTM XTra CreditSM SIX, a flexible premium deferred annuity (the "Annuity")  offered by American
Skandia Life  Assurance  Corporation  ("American  Skandia",  "we",  "our" or "us")  exclusively  through Wells Fargo Bank,  N.A. The
Annuity may be offered as an  individual  annuity  contract or as an interest in a group  annuity.  This  Prospectus  describes  the important  features of the Annuity and what you should  consider  before  purchasing the Annuity.  We have also filed a Statement of
Additional  Information  that is available from us, without charge,  upon your request.  The contents of the Statement of Additional
Information  are  described on page 84. The Annuity or certain of its  investment  options  and/or  features may not be available in all states.  Various rights and benefits may differ between states to meet  applicable  laws and/or  regulations.  Certain terms are capitalized  in this  Prospectus.  Those  terms are either  defined in the  Glossary  of Terms or in the  context of the  particular section.

====================================================================================================================================
American  Skandia offers several  different  annuities  which your investment  professional  may be authorized to offer to you. Each annuity has different  features and benefits that may be  appropriate  for you based on your financial  situation,  your age and how you intend to use the annuity.  The different  features and benefits include  variations in death benefit protection and the ability to access your annuity's  account value.  The fees and charges you pay and  compensation  paid to your investment  professional  may also be different between each annuity.

If you are purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should  consider any  surrender or penalty  charges you may incur when  replacing  your  existing  coverage and that this Annuity may be subject to a contingent  deferred  sales charge if you elect to surrender  the Annuity or take a partial  withdrawal.  You should  consider  your need to access the Annuity's Account Value and whether the annuity's liquidity features will satisfy that need.
====================================================================================================================================

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?

This Annuity is frequently  used for  retirement  planning  because it allows you to accumulate  retirement  savings and also offers annuity  payment  options  when you are ready to begin  receiving  income.  The  Annuity  also  offers a choice  of three  different optional  benefits,  for an additional  charge,  that can provide principal  protection or guaranteed  minimum income protection for
Owners while they are alive and one or more death  benefits that can protect your  retirement  savings if you die during a period of declining  markets.  It may be used as an investment  vehicle for  "qualified"  investments,  including an IRA,  SEP-IRA,  Roth IRA,
Section  401(a) plans  (defined  benefit plans and defined  contribution  plans such as 401(k),  profit  sharing and money  purchase plans) or Tax Sheltered  Annuity (or 403(b)).  It may also be used as an investment  vehicle for  "non-qualified"  investments.  The
Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed allocations.

When an Annuity is purchased as a  "non-qualified"  investment,  you  generally  are not taxed on any  investment  gains the Annuity earns until you make a  withdrawal  or begin to receive  annuity  payments.  This  feature,  referred to as  "tax-deferral",  can be beneficial to the growth of your Account Value  because money that would  otherwise be needed to pay taxes on investment  gains each year remains invested and can earn additional money.  However,  because the Annuity is designed for long-term  retirement savings, a
10%  penalty  tax may be  applied  on  withdrawals  you make  before  you  reach age 59 1/2.  Annuities  purchased  as a  non-qualified investment  are not subject to the maximum  contribution  limits  that may apply to a qualified  investment,  and are not subject to required minimum distributions after age 701/2.

When an Annuity is purchased as a "qualified"  investment,  you should consider that the Annuity does not provide any tax advantages in addition to the  preferential  treatment  already  available  through your  retirement  plan under the Internal  Revenue Code. An
Annuity may offer  features  and  benefits in addition to  providing  tax  deferral  that other  investment  vehicles may not offer, including  death benefit  protection for your  beneficiaries,  lifetime income  options,  and the ability to make transfers  between numerous  variable  investment  options  offered  under the Annuity.  You should  consult with your  investment  professional  as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

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These  annuities are NOT deposits or  obligations  of, or issued,  guaranteed or endorsed by, any bank, or bank  subsidiary of Wells
Fargo Bank,  N.A., are NOT insured or guaranteed by the U.S.  government,  the Federal Deposit  Insurance  Corporation  (FDIC),  the
Federal Reserve Board or any other agency.  An investment in this annuity  involves  investment  risks,  including  possible loss of value, even with respect to amounts allocated to the AST Money Market sub-account.
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THESE  SECURITIES  HAVE NOT BEEN  APPROVED  OR  DISAPPROVED  BY THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR ANY STATE  SECURITIES
COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES  COMMISSION  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION  TO THE CONTRARY IS A CRIMINAL  OFFENSE.  PLEASE READ THIS  PROSPECTUS AND THE CURRENT  PROSPECTUS FOR THE UNDERLYING
MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
------------------------------------------------------------------------------------------------------------------------------------
                                            FOR FURTHER INFORMATION CALL 1-800-680-8920.
Prospectus Dated: May 1, 2004                                                 Statement of Additional Information Dated: May 1, 2004
WFVXT - SIX-PROS- (05/2004)                                                                                           WFVXT -SIXPROS
                            PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

====================================================================================================================================
If you purchase this  Annuity,  we apply an additional  amount (an XTra  CreditSM) to your account value with each purchase  payment you make, including your initial purchase payment and any additional purchase payments during the first six annuity years.

X        This Annuity features an annual Insurance  Charge of 0.65% and an annual  Distribution  Charge of 1.00%. We only deduct the
     Distribution  Charge during the first 10 years  following the effective  date of your Annuity.  During the first 10 years,  the total asset-based charges on this Annuity are higher than many of our other annuities.

X        Unlike many other  annuities,  the  contingent  deferred sales charge (CDSC) that may apply to a withdrawal or surrender of your Annuity is based on the number of years since the effective  date of your Annuity.  We do not assess a separate CDSC based on the date that each  purchase  payment is applied.  The CDSC on this Annuity is higher and is deducted for a longer period of time as compared to our other  annuities.  As with any investment  product that features a CDSC, you should  consider your need to access your account  value during the CDSC period and whether the  liquidity  provision  under the Annuity will satisfy that need. The CDSC is only deducted if you make a withdrawal  that exceeds the free  withdrawal  amount or choose to surrender your
     Annuity.  If you make a withdrawal  or surrender  your Annuity  which is subject to a CDSC, we do not recover the XTra CreditSM amount.

X        The XTra  CreditSM  amount is included in your account  value.  However,  American  Skandia may take back the original XTra
     CreditSM  amount  applied to your  purchase  payment if you  "free-look"  your  Annuity or within  twelve (12) months of having received  an XTra Credit  amount,  you die or elect to  withdraw  your  account  value  under the  medically-related  surrender provision.  In these situations,  your Account Value could be substantially  reduced.  However, any investment gain on the XTra
     CreditSM  amount  will  not be  recovered.  Additional  conditions  and  restrictions  apply.  We do not  deduct  a CDSC in any situation where we recover the XTra CreditSM amount.

====================================================================================================================================
====================================================================================================================================

WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?

|X|    This Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing  and  amount of  premium  payments.  Generally,  investors  "defer"  receiving  annuity  payments  until  after an accumulation period.

|X|    This Annuity  offers both  variable  investment  options and Fixed  Allocations.  If you allocate your Account Value to variable investment options, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options.  Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.
|X|    The Annuity features two distinct phases - the accumulation  period and the payout period.  During the accumulation  period your
       Account Value is allocated to one or more investment options.  The variable  investment options,  each a Sub-account of American
       Skandia Life Assurance Corporation Variable Account B, invest in an underlying mutual fund portfolio.  Currently,  portfolios of the following underlying mutual funds are being offered:  Wells Fargo Variable Trust,  American Skandia Trust, Gartmore Variable
       Investment  Trust,  INVESCO Variable  Investment  Funds,  Inc.,  Evergreen  Variable  Annuity Trust,  ProFunds VP, First Defined
       Portfolio Fund LLC and The Prudential Series Fund, Inc.

|X|    During the payout period,  commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed or variable basis.
|X|    This Annuity offers a Credit which we add to your Annuity with each Purchase Payment we receive in Annuity Years one (1) through six (6).

|X|    This Annuity offers optional  benefits,  for an additional charge,  that can provide principal  protection or guaranteed minimum income protection for Owners while they are alive.

|X|    This Annuity offers a basic Death Benefit.  It also offers  optional Death Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.
|X|    You are allowed to withdraw a limited  amount of money from your  Annuity on an annual basis  without any charges,  although any optional  guaranteed  benefit you elect will be reduced.  Other  product  features  allow you to access  your  Account  Value as necessary, although a charge may apply.
|X|    Transfers between  investment options are tax-free.  Currently,  you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

AVAILABLE INFORMATION
A Statement of  Additional  Information  is available  from us without  charge upon your  request.  This  Prospectus  is part of the registration  statement we filed with the SEC regarding this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference  Section,  450 Fifth Street N.W.,  Washington,  D.C., 20549. You may inspect and copy those  registration statements  and  exhibits  thereto at the SEC's  public  reference  facilities  at the above  address,  Room 1024,  and at the SEC's
Regional Offices,  The Woolworth Building,  233 Broadway,  New York, NY and 175 W. Jackson Boulevard,  Suite 900, Chicago, IL. These
documents,   as  well  as  documents  incorporated  by  reference,   may  also  be  obtained  through  the  SEC's  Internet  Website
(http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity through licensed,  registered  investment  professionals.  You must complete an application and submit a minimum initial  purchase  payment of $10,000.  We may allow you to make a lower  initial  purchase  payment  provided you  establish a bank drafting program under which purchase  payments  received in the first Annuity Year total at least $10,000.  If the Annuity is owned by an individual or  individuals,  the oldest of those Owners must be age 75 or under,  as of the Issue Date of the Annuity.  If the
Annuity is owned by an entity,  the annuitant must be age 75 or under,  as of the Issue Date of the Annuity.  The  availability  and level of  protection  of certain  optional  benefits  may vary based on the age of the Owner on the Issue Date of the Annuity or the
Owner's date of death.

                                                         GLOSSARY OF TERMS

Many terms used within this  Prospectus  are described  within the text where they appear.  The  description  of those terms are not repeated in this Glossary of Terms.

Account  Value:  The value of each  allocation  to a  Sub-account  (also  referred to as "variable  investment  options") or a Fixed
Allocation  prior to the Annuity  Date,  plus any  earnings,  and/or less any losses,  distributions  and  charges.  Other than on a contract  anniversary,  the Account Value is calculated before we assess any applicable  Contingent Deferred Sales Charge ("CDSC" or
"surrender  charge") and/or any fee that is deducted from the contract  annually in arrears.  The Account Value includes any Credits we applied to your Purchase  Payments that we are entitled to recover under certain  circumstances.  The Account Value is determined separately  for each  Sub-account  and for each Fixed  Allocation,  and then totaled to determine  the Account Value for your entire
Annuity.  The  Account  Value of each Fixed  Allocation  on other than its  Maturity  Date may be  calculated  using a market  value adjustment.

Annuitization:  The  application  of Account  Value (or  Protected  Income  Value for the  Guaranteed  Minimum  Income  Benefit,  if
applicable)  to one of the  available  annuity  options for the  Annuitant to begin  receiving  periodic  payments  for life,  for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An allocation of Account Value that is to be credited a fixed rate of interest for a specified  Guarantee Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim  Value:  The value of a Fixed  Allocation  on any date other  than the  Maturity  Date.  The  Interim  Value is equal to the initial value allocated to the Fixed Allocation plus all interest  credited to the Fixed Allocation as of the date calculated,  less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment  used in the  determination  of Account Value of each Fixed  Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

Owner: With an Annuity issued as an individual  annuity  contract,  the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.  With an Annuity issued as a certificate  under a group annuity  contract,  the "Owner"
refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender  Value:  The value of your Annuity  available upon surrender  prior to the Annuity Date. It equals the Account Value as of the date we price the  surrender  minus any  applicable  CDSC,  Annual  Maintenance  Fee,  Tax Charge,  the charge for any  optional benefits,  any  Market  Value  Adjustment  that may apply to any Fixed  Allocations  and any  additional  amounts we applied to your
Purchase Payments that we may be entitled to recover under certain circumstances.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day:  Every day the New York Stock  Exchange is open for trading or any other day the  Securities and Exchange  Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the  Annuity.  Some fees and charges are assessed  against your Annuity  while others are assessed  against  assets  allocated  to the variable  investment  options.  The fees and charges that are assessed  against the
Annuity  include the Contingent  Deferred Sales Charge,  Transfer Fee,  Premium Tax Charge and Annual  Maintenance  Fee. The charges that are assessed against the variable  investment  options are the mortality and expense risk charge, the charge for administration of the Annuity,  the Distribution  Charge and the charge for certain optional benefits you elect,  other than the Guaranteed Minimum
Income Benefit,  which is assessed against the Protected Income Value. Each underlying  mutual fund portfolio  assesses a charge for investment  management,  other expenses and with some mutual funds, a 12b-1 charge.  The prospectus for each underlying  mutual fund provides  more  detailed  information  about the  expenses  for the  underlying  mutual  funds.  All of these fees and  charges  are described in more detail within this Prospectus.

The following  table provides a summary of the fees and charges you will pay if you surrender the Annuity or transfer  Account Value among investment options.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                   YOUR TRANSACTION FEES AND CHARGES
                                                    (assessed against the Annuity)
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------------------------
             FEE/CHARGE                                                        Amount Deducted
------------------------------------- --------------------------------------------------------------------------------------------------
-------------------------------------
Contingent Deferred Sales Charge*                                                   9.0%
                                          The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the Issue Date of the Annuity.
------------------------------------- --------------------------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------------------------
Transfer Fee                                                                       $10.00
                                                            (Deducted after the 20th transfer each Annuity Year)
------------------------------------- --------------------------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------------------------
Premium Tax Charge                        Up to 3.5% of the value that is annuitized, depends on the requirements of the applicable jurisdiction. This charge is deducted generally at the time you annuitize your contract.
------------------------------------- --------------------------------------------------------------------------------------------------

*    The following are the Contingent  Deferred Sales Charges (as a percentage of each applicable  Purchase  Payment) upon surrender or withdrawal.  For purposes of calculating this charge we consider the year following the Issue Date of your Annuity as Year 1.

                        -------- ------ ------ ----- ------ ------ ----- ------ ------ ------ --------
                         Yr. 1   Yr. 2  Yr. 3  Yr.   Yr. 5  Yr. 6  Yr.   Yr. 8  Yr. 9  Yr.    Yr. 11+
                                                4                   7                  10
                        -------- ------ ------ ----- ------ ------ ----- ------ ------ ------ --------
                        -------- ------ ------ ----- ------ ------ ----- ------ ------ ------ --------
                         9.0%    9.0%   8.5%   8.0%  7.0%   6.0%   5.0%  4.0%   3.0%   2.0%   0.0%
                        -------- ------ ------ ----- ------ ------ ----- ------ ------ ------ --------

The  following  table  provides a summary of the  periodic  fees and charges you will pay while you own the Annuity,  excluding  the underlying mutual fund Portfolio annual expenses.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                    YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL FEES/CHARGES ASSESSED AGAINST THE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $35 or 2% of Account Value
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS 1
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge 2                                                                   0.50%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge 2                                                                             0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Distribution Charge 3                                                                    1.00% in Annuity Years 1-10
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Settlement Service Charge 4                                            1.40% per year of the value of each Sub-account if the Owner's beneficiary elects the Qualified Beneficiary Continuation
                                                                                         Option 5 ("Qualified BCO")
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts                              1.65% per year of the value of each Sub-account in Annuity Years
                                                                      1-10; 0.65% in Annuity Years 11 and later (1.40% per year if you are a beneficiary electing the Qualified BCO)
--------------------------------------------------------------------- ------------------------------------------------------------------
1    These charges are deducted daily and apply to Variable Investment Options only.
2    The combination of the Mortality and Expense Risk Charges and  Administration  Charge is referred to as the "Insurance  Charge"
     elsewhere in this Prospectus.
3    The Distribution Charge in Annuity Years 11+ is 0.00%.
4    The  Mortality  &  Expense  Risk  Charge,  the  Administration  Charge  and the  Distribution  Charge do not apply if you are a beneficiary  under  the  Qualified  Beneficiary  Continuation  Option.  The  Settlement  Service  Charge  applies  only if your beneficiary elects the Qualified Beneficiary Continuation Option.
5    When an Annuity is used as an IRA, 403(b) or other "qualified  investment",  upon the Owner's death a beneficiary may generally elect to continue the Annuity and receive Minimum  Distributions  under the Annuity instead of receiving the death benefit in a single payment.  If a beneficiary elects this option,  the beneficiary will incur the Settlement  Service Charge.  Please refer to the section of this Prospectus that describes the Qualified  Beneficiary  Continuation Option for more detailed  information about this option, including certain restrictions and limitations that may apply.

The following  table  provides a summary of the fees and charges you will pay if you elect any of the following  optional  benefits.
Not all optional  benefits may be purchased in combination  with one another.  You may only elect one optional living  benefit.  The optional  living benefits are the Guaranteed  Return Option Plus program (and where not available,  Guaranteed  Return Option),  the
Guaranteed  Minimum Withdrawal  Benefit and the Guaranteed  Minimum Income Benefit.  For the optional death benefits,  you may elect the Enhanced  Beneficiary  Protection Death Benefit and the Highest  Anniversary  Value Death Benefit together or individually,  but the  Combination  5%  Roll-up  and HAV Death  Benefit  may only be  purchased  individually.  The fees and  charges  and each of the optional benefits are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
                                     Optional Benefit                                         Optional Benefit    Total Annual Charge*
                                                                                                    Fee/
                                                                                                   Charge
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)/GUARANTEED RETURN OPTION                                               1.90% in Annuity
We offer a program  that  guarantees  a  "return  of  premium"  at a future  date,  while     0.25% of average    Years 1-10; 0.90% in
allowing you to allocate all or a portion of your Account Value to certain Sub-accounts.    daily net assets of   Annuity Years 11 and
                                                                                              the Sub-accounts      later; 1.65% for
                                                                                                                      Qualified BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)                                                                        2.00% in Annuity
We offer a program that guarantees  your ability to withdraw  amounts equal to an initial     0.35% of average    Years 1-10; 1.00% in
principal value, regardless of the impact of market performance on your Account Value.      daily net assets of   Annuity Years 11 and
                                                                                              the Sub-accounts      later; 1.75% for
                                                                                                                      Qualified BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**                                                   0.50% per year of    1.65% in Annuity
We offer a program that,  after a seven-year  waiting period,  guarantees your ability to       the average       Years 1-10; 0.65% in
begin  receiving  income from your Annuity in the form of annuity  payments based on your     Protected Income    Annuity Years 11 and
total  Purchase  Payments  (and any Credits  applied to such  Purchase  Payments)  and an    Value during each    later
annual  increase of 5% on such Purchase  Payments  adjusted for  withdrawals  (called the      year; deducted             PLUS
"Protected  Income  Value"),  regardless  of the  impact  of market  performance  on your   annually in arrears   0.50% per year of
Account Value.                                                                               each Annuity Year    average Protected
                                                                                                                  Income Value
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**                                                                     1.90% in Annuity
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by providing  amounts in addition to the basic Death Benefit that   daily net assets of   Years 1-10; 0.90% in
can be used to offset  federal  and state  taxes  payable  on any  taxable  gains in your     the Sub-accounts    Annuity Years 11 and
Annuity at the time of your death.                                                                                        later
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**                                                                   1.90% in Annuity
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average    Years 1-10; 0.90% in
your  beneficiary(ies)  by  providing a death  benefit  equal to the greater of the basic   daily net assets of   Annuity Years 11 and
Death Benefit and the Highest Anniversary Value, less proportional withdrawals.               the Sub-accounts            later
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT **
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.50% of average      2.15% in Annuity
your  beneficiary(ies)  by providing the greater of the Highest  Anniversary  Value Death   daily net assets of   Years 1-10; 1.15% in
Benefit and a 5% annual  increase on Purchase  Payments (and any Credits  applied to such     the Sub-accounts    Annuity Years 11 and
Purchase Payments) adjusted for withdrawals..                                                                             later
------------------------------------------------------------------------------------------- --------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------------------------
Please  refer to the section of this  Prospectus  that  describes  each  optional  benefit for a complete  description  of the benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------------------------------------------
*    The Total Annual Charge includes the Insurance Charge and Distribution Charge assessed against the average daily net assets allocated to the Sub-accounts.  If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.
**   These optional benefits are not available under the Qualified BCO.

The  following  table  provides  the range  (minimum  and maximum) of the total  annual  expenses  for the  underlying  mutual funds
("Portfolios")  as of December 31, 2003.  Each figure is stated as a percentage  of the  underlying  Portfolio's  average  daily net assets.

----------------------------------------------------------------------------------------------------------------------------------------
                                               Total Annual Portfolio Operating Expenses
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
                                                                 Minimum                                      Maximum
---------------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
Total Portfolio Operating Expense                                 0.64%                                        4.69%
---------------------------------------------- -------------------------------------------- --------------------------------------------

The following are the investment  management  fees,  other  expenses,  12b-1 fees (if  applicable) and the total annual expenses for each underlying  mutual fund  ("Portfolio") as of December 31, 2003,  except as noted.  Each figure is stated as a percentage of the underlying  Portfolio's  average daily net assets.  For certain of the  underlying  Portfolios,  a portion of the management fee has been waived and/or other expenses have been partially  reimbursed.  Any such fee waivers and/or  reimbursements  have been reflected in the  footnotes.  The  "Total  Annual  Portfolio  Operating  Expenses"  reflect  the  combination  of the  underlying  Portfolio's investment  management  fee,  other expenses and any 12b-1 fees.  The following  expenses are deducted by the  underlying  Portfolio before it provides  American  Skandia with the daily net asset value.  Any footnotes about expenses appear after the list of all the
Portfolios.  The  underlying  Portfolio  information  was provided by the  underlying  mutual  funds and has not been  independently verified by us. See the  prospectuses  or statements of additional  information  of the underlying  Portfolios for further  details.
The  current  prospectus  and  statement  of  additional  information  for the  underlying  Portfolios  can be  obtained  by calling
1-800-680-8920.

-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------
                                                       Management Fees          Other            12b-1 Fees        Total Annual
                                                                             Expenses 1                              Portfolio
               UNDERLYING PORTFOLIO                                                                                  Operating
                                                                                                                     Expenses
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust: 2
  International Equity                                     0.75%               0.59%               0.25%              1.59%
  Small Cap Growth                                         0.75%               0.25%               0.25%              1.25%
  Growth                                                   0.55%               0.33%               0.25%              1.13%
  Large Company Growth                                     0.55%               0.26%               0.25%              1.06%
  Equity Value                                             0.55%               0.40%               0.25%              1.20%
  Equity Income                                            0.55%               0.26%               0.25%              1.06%
  Asset Allocation                                         0.55%               0.22%               0.25%              1.02%
  Total Return Bond                                        0.45%               0.27%               0.25%              0.97%

American Skandia Trust: 3, 4
  AST JPMorgan International Equity 5                       0.88%               0.24%              0.02%               1.14%
  AST William Blair International Growth                    1.00%               0.23%              0.11%               1.34%
  AST DeAM International Equity                             1.00%               0.27%              0.00%               1.27%
  AST MFS Global Equity                                     1.00%               0.40%              0.00%               1.40%
  AST State Street Research Small-Cap Growth 6              0.90%               0.23%              0.07%               1.20%
  AST DeAM Small-Cap Growth                                 0.95%               0.22%              0.00%               1.17%
  AST Federated Aggressive Growth                           0.95%               0.27%              0.00%               1.22%
  AST Gabelli Small-Cap Value                               0.90%               0.20%              0.00%               1.10%
  AST DeAM Small-Cap Value                                  0.95%               0.41%              0.00%               1.36%
  AST Goldman Sachs Mid-Cap Growth                          1.00%               0.25%              0.16%               1.41%
  AST Neuberger Berman Mid-Cap Growth                       0.90%               0.21%              0.06%               1.17%
  AST Neuberger Berman Mid-Cap Value                        0.90%               0.17%              0.08%               1.15%
  AST Alger All-Cap Growth                                  0.95%               0.20%              0.25%               1.40%
  AST Gabelli All-Cap Value                                 0.95%               0.25%              0.00%               1.20%
  AST T. Rowe Price Natural Resources                       0.90%               0.25%              0.02%               1.17%
  AST Alliance Growth                                       0.90%               0.22%              0.04%               1.16%
  AST MFS Growth                                            0.90%               0.21%              0.14%               1.25%
  AST Marsico Capital Growth                                0.90%               0.16%              0.05%               1.11%
  AST Goldman Sachs Concentrated Growth                     0.90%               0.17%              0.06%               1.13%
  AST DeAM Large-Cap Value                                  0.85%               0.24%              0.00%               1.09%
  AST Alliance/Bernstein Growth + Value                     0.90%               0.25%              0.00%               1.15%
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------
                                                       Management Fees          Other            12b-1 Fees        Total Annual
                                                                             Expenses 1                              Portfolio
               UNDERLYING PORTFOLIO                                                                                  Operating
                                                                                                                     Expenses
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------
  AST Sanford Bernstein Core Value                          0.75%               0.24%              0.15%               1.14%
  AST Cohen & Steers Realty                                 1.00%               0.22%              0.02%               1.24%
  AST Sanford Bernstein Managed Index 500                   0.60%               0.18%              0.06%               0.84%
  AST American Century Income & Growth                      0.75%               0.24%              0.00%           0.99%
  AST Hotchkis & Wiley Large-Cap Value 7                    0.75%               0.19%              0.04%               0.98%
  AST DeAM Global Allocation 8                              0.97%               0.29%              0.00%               1.26%
  AST American Century Strategic Balanced                   0.85%               0.26%              0.00%               1.11%
  AST T. Rowe Price Asset Allocation                        0.85%               0.27%              0.00%               1.12%
  AST T. Rowe Price Global Bond                             0.80%               0.26%              0.00%               1.06%
  AST Goldman Sachs High Yield 9                            0.75%               0.18%              0.00%               0.93%
  AST Lord Abbett Bond-Debenture                            0.80%               0.24%              0.00%               1.04%
  AST PIMCO Total Return Bond                               0.65%               0.15%              0.00%               0.80%
  AST PIMCO Limited Maturity Bond                           0.65%               0.17%              0.00%               0.82%
  AST Money Market                                          0.50%               0.14%              0.00%               0.64%

Gartmore Variable Investment Trust:
  GVIT Developing Markets                                   1.15%               0.24%               0.25%               1.64%

INVESCO Variable Investment Funds, Inc.: 10, 11
  Dynamics                                                   0.75%              0.42%               0.00%               1.17%
  Technology 12                                              0.75%              0.41%               0.00%               1.16%
  Health Sciences                                            0.75%              0.33%               0.00%               1.08%
  Financial Services                                         0.75%              0.36%               0.00%               1.11%

Evergreen Variable Annuity Trust: 13
  International Equity                                       0.66%              0.46%               0.00%               1.12%
  Special Equity                                             0.92%              0.26%               0.00%               1.18%
  Omega                                                      0.52%              0.20%               0.00%               0.72%

ProFund VP: 14                                               0.75%              0.91%               0.25%               1.91%
  Europe 30                                                  0.75%              0.93%               0.25%               1.93%
  Asia 30                                                    0.75%              0.95%               0.25%               1.95%
  Japan                                                      0.75%              1.30%               0.25%               2.30%
  Banks                                                      0.75%              1.03%               0.25%               2.03%
  Basic Materials                                            0.75%              1.04%               0.25%               2.04%
  Biotechnology                                              0.75%              1.33%               0.25%               2.33%
  Consumer Cyclical                                          0.75%              1.33%               0.25%               2.33%
  Consumer Non-Cyclical                                      0.75%              1.09%               0.25%               2.09%
  Energy                                                     0.75%              1.07%               0.25%               2.07%
  Financial                                                  0.75%              1.04%               0.25%               2.04%
  Healthcare                                                 0.75%              1.25%               0.25%               2.25%
  Industrial                                                 0.75%              1.01%               0.25%               2.01%
  Internet                                                   0.75%              1.06%               0.25%               2.06%
  Pharmaceuticals                                            0.75%              0.98%               0.25%               1.98%
  Precious Metals                                            0.75%              1.02%               0.25%               2.02%
  Real Estate                                                0.75%              1.05%               0.25%               2.05%
  Semiconductor                                              0.75%              0.93%               0.25%               1.93%
  Technology                                                 0.75%              1.06%               0.25%               2.06%
  Telecommunications                                         0.75%              1.06%               0.25%               2.06%
  Utilities                                                  0.75%              0.91%               0.25%               1.91%
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- ------------------- ------------------- ------------------- ------------------
                                                      Management Fees          Other             12b-1 Fees        Total Annual
                                                                             Expenses 1                              Portfolio
               UNDERLYING PORTFOLIO                                                                                  Operating
                                                                                                                     Expenses
---------------------------------------------------- ------------------- ------------------- ------------------- ------------------
  Bull                                                      0.75%              0.87%                0.25%               1.87%
  Bear                                                      0.75%              0.98%                0.25%               1.98%
  UltraBull                                                 0.75%              1.07%                0.25%               2.07%
  OTC                                                       0.75%              0.95%                0.25%               1.95%
  Short OTC                                                 0.75%              0.99%                0.25%               1.99%
  UltraOTC                                                  0.75%              0.97%                0.25%               1.97%
  Mid-Cap Value                                             0.75%              1.08%                0.25%               2.08%
  Mid-Cap Growth                                            0.75%              1.02%                0.25%               2.02%
  UltraMid-Cap                                              0.75%              1.08%                0.25%               2.08%
  Small-Cap Value                                           0.75%              1.08%                0.25%               2.08%
  Small-Cap Growth                                          0.75%              1.00%                0.25%               2.00%
  UltraSmall-Cap                                            0.75%              1.00%                0.25%               2.00%
  U.S. Government Plus                                      0.50%              0.99%                0.25%               1.74%
  Rising Rates Opportunity                                  0.75%              0.91%                0.25%               1.91%

First Defined Portfolio Fund LLC: 15, 16
  First Trust(R)10 Uncommon Values                          0.60%               1.51%               0.25%               2.36%
  Target Managed VIP                                        0.60%               0.99%               0.25%               1.84%
  The Dowsm DART 10                                         0.60%               2.59%               0.25%               3.44%
  Global Target 15                                          0.60%               3.84%               0.25%               4.69%
  S&P Target 24                                             0.60%               2.22%               0.25%               3.07%
  Nasdaq Target 15                                          0.60%               2.29%               0.25%               3.14%
  Value Line(R)Target 25                                    0.60%               2.69%               0.25%               3.54%

The Prudential Series Fund, Inc.:
SP William Blair International Growth 17                    0.85%               0.45%               0.25%               1.55%
---------------------------------------------------- ------------------- ------------------- ------------------- ------------------

1        As noted above,  shares of the  Portfolios  generally  are  purchased  through  variable  insurance  products.  Many of the
     Portfolios  and/or their investment  advisers and/or  distributors  have entered into arrangements with us as the issuer of the
     Annuity under which they compensate us for providing  ongoing  services in lieu of the Trust  providing such services.  Amounts paid under  these  arrangements  are  included  under  "Other  Expenses."  For more  information  see the  prospectus  for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.
2        The Adviser of Wells Fargo Variable Trust has committed  through April 30, 2005 to waive fees and/or reimburse  expenses to the extent necessary to maintain the Fund's net operating expenses as shown in the following table:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             International Equity                        1.00%
                             Small Cap Growth                            1.20%
                             Growth                                      1.00%
                             Large Company Growth                        1.00%
                             Equity Value                                1.00%
                             Equity Income                               1.00%
                             Asset Allocation                            1.00%
                             Total Return Bond                           0.90%
3        The Portfolios'  total actual annual  operating  expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers,  reimbursement of expenses and expense offset arrangements.  These waivers,  reimbursements,  and offset arrangements are voluntary and may be terminated by American Skandia Investment Services,  Inc. and Prudential  Investments
     LLC at any time.  After  accounting  for the waivers,  reimbursements  and offset  arrangements,  the  Portfolio's  actual  annual operating expenses were:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                     Portfolio Name                  Reimbursement
                                     --------------                  -------------
                         AST William Blair International Growth          1.24%
                         AST DeAM International Equity                   1.14%
                         AST DeAM Small-Cap Growth                       1.02%
                         AST DeAM Small-Cap Value                        1.15%
                         AST Goldman Sachs Mid-Cap Growth                1.31%
                         AST Marsico Capital Growth                      1.10%
                         AST Goldman Sachs Concentrated Growth           1.06%
                         AST DeAM Large-Cap Value                        0.99%
                         AST Alliance Growth and Income                  0.97%
                         AST DeAM Global Allocation                      0.14%
                         AST PIMCO Total Return Bond                     0.78%
                         AST Money Market                                0.59%
     Effective  May 1, 2004,  the  Investment  Managers  have  voluntarily  agreed to waive a portion of their fee equal to .05% of the average  daily net assets of the AST Hotchkis & Wiley  Large-Cap  Value  Portfolio.  If such waiver had been in place at year-end, the Portfolio's actual annual operating expenses would have been 0.93%.
4        The Trust adopted a Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 of the  Investment  Company Act of 1940 to permit an affiliate of the Trust's Investment Managers to receive brokerage  commissions in connection with purchases and sales of securities  held by Portfolios of the Trust,  and to use these  commissions to promote the sale of shares of such  Portfolio.  The chart above shows the amount of commissions paid during 2003 to the affiliate of the Investment Managers to promote  distribution, shown as a percentage of Portfolio  average daily net assets.  The Distribution Plan does not limit the amount of commissions that may be directed under the Plan, so the amount  directed in future years may be greater than or less than the  percentage  shown in the chart above.  Overall brokerage  commission rates and amounts paid by the various Portfolios are not expected to increase as a result of the Distribution Plan.
5        Effective  February 23, 2004,  J.P.  Morgan  Investment  Management  Inc.  became  Sub-advisor of the  Portfolio.  Prior to
     February  23,  2004,  Strong  Capital  management,  Inc.  served as  Sub-advisor  of the  Portfolio,  then  named  "AST  Strong
     International Equity."
6        Effective May 1, 2004, State Street Research and Management  Company became  Sub-advisor of the Portfolio.  Prior to May 1,
     2004, Pilgrim Baxter & Associates served as Sub-advisor of the Portfolio, then named "AST PBHG Small Cap Growth."
7        Effective May 1, 2004,  Hotchkis and Wiley Capital  Management LLC became  Sub-advisor  of the  Portfolio.  Prior to May 1,
     2004, INVESCO Funds Group, Inc. served as Sub-advisor of the Portfolio, then named "AST INVESCO Capital Income."
8    (a) The DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares  of other AST  Portfolios  (the  "Underlying
     Portfolios").  The only  management  fee  directly  paid by the  Portfolio is a 0.10% fee paid to American  Skandia  Investment
     Services,  Inc. and  Prudential  Investments  LLC. The  management  fee shown in the chart for the  Portfolio is (i) that 0.10%
     management fee paid by the Portfolio plus (ii) an estimate of the management fees paid by the Underlying Portfolios,  which are borne  indirectly  by investors in the  Portfolio.  The estimate was  calculated  based on the  percentage  of the Portfolio invested in each Underlying Portfolio as of December 31, 2003 using the management fee rates shown in the chart above.
     (b) The DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares  of other AST  Portfolios  (the  "Underlying
     Portfolios").  The expense  information shown in the chart for the Portfolio  reflects (i) the expenses of the Portfolio itself plus (ii) an estimate of the  expenses  paid by the  Underlying  Portfolios,  which are borne  indirectly  by  investors in the
     Portfolio.  The estimate was calculated  based on the percentage of the Portfolio invested in each Underlying Portfolio as of
     December 31, 2003 using the expense rates for the Underlying Portfolios shown in the above chart.
9        Effective May 1, 2004,  Goldman Sachs Asset  Management,  L.P. became  Sub-advisor of the Portfolio.  Prior to May 1, 2004,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "AST Federated High Yield."
10       The Fund has adopted a new form of  administrative  services and transfer agency  agreements which will be effective May 1,
     2004.  As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.
11       The Fund's  adviser  is  entitled  to  receive  reimbursement  from the Fund for fees and  expenses  paid for by the Fund's adviser  pursuant to expense  limitation  commitments  between the Fund's adviser and the Fund if such  reimbursement  does not cause the Fund to exceed its  then-current  expense  limitations  and the  reimbursement  is made within  three years after the
     Fund's adviser incurred the expense.
12       As a result of a  reorganization  on April 30, 2004 of INVESCO VIF  Telecommunications  into  INVESCO VIF  Technology,  the
     Portfolio's Total Annual Operating Expenses have been restated to reflect current expenses.
13       Evergreen  Investment  Management  Company,  LLC ("Evergreen") may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce  expenses as shown in the table  below.  Amounts  waived  and/or  reimbursed  may be recouped  up to a  period  of three  years  following  the end of the  fiscal  year in which  the fee  waivers  and/or  expense reimbursements were made.  Evergreen may cease these voluntary waivers and/or reimbursements at any time.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             International Equity                        1.07%
                             Special Equity                              1.03%

14       ProFund Advisors LLC has contractually  agreed to waive Investment  Advisory and Management  Services Fees and to reimburse other expenses to the extent Total Annual Portfolio  Operating  Expenses,  as a percentage of average daily net assets,  exceed
     1.98% (1.73% for ProFund VP U.S.  Government Plus) through  December 31, 2004. After such date, any of the expense  limitations may be terminated or revised.  Amounts waived or reimbursed in a particular  fiscal year may be repaid to ProFund  Advisors LLC within three years of the waiver or  reimbursement  to the extent that recoupment  will not cause the  Portfolio's  expenses to exceed any  expense  limitation  in place at that time.  A waiver or  reimbursement  lowers the  expense  ration and  increases overall returns to investors.
15       The Funds'  Board of  Trustees  reserve  the right to suspend  payments  under the 12b-1 Plan at any time.  On May 1, 2003,
     12b-1  payments were  suspended for all Funds except the First Trust 10 Uncommon  Values  Portfolio.  Payments  under the 12b-1
     Plan will resume  effective May 1, 2004 for the Target Managed VIP Portfolio,  the Dow Dart 10 Portfolio,  the Global Target 15
     Portfolio, the S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.
16       First Trust has voluntarily  agreed to waive fees and reimburse  expenses of the Funds through  September 30, 2005 to limit
     Total Annual Fund Operating  Expenses  (excluding  brokerage  expense and  extraordinary  expense) as shown in the table below.
     There can be no assurance that First Trust will continue to waive fees and reimburse  expenses after September 30, 2005.  First
     Trust may seek restitution from the Funds for fees waived and expenses  reimbursed  within three years following such waiver or reimbursement;  however,  the  restitution  is limited to the extent that it would not cause a Fund to exceed  current  expense limitations.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------

                           First Trust(R)10 Uncommon Values               1.37%
                           Target Managed VIP                            1.47%
                           S&P Target 24                                 1.47%
                           The Dowsm DART 10                             1.47%
                           Value Line(R)Target 25                         1.47%
                           Global Target 15                              1.47%
                           Nasdaq Target 15                              1.47%

17       Effective  May 1,  2004,  William  Blair &  Company,  LLC  became  Sub-advisor  of the  Portfolio.  Prior  to May 1,  2004,
     Prudential  Investments  LLC/Jennison  Associates  LLC  served  as  Sub-advisor  of the  Portfolio,  then  named  "SP  Jennison
     International Growth."

EXPENSE EXAMPLES

These  examples  are  designed to assist you in  understanding  the various  expenses  you may incur with the Annuity  over  certain periods of time based on specific  assumptions.  The examples  reflect the  Contingent  Deferred  Sales Charges  (when  applicable),
Annual Maintenance Fee, Insurance Charge,  Distribution  Charge (when applicable),  and the maximum total annual portfolio operating expenses for the underlying  Portfolio  (shown  above),  as well as the maximum  charges for the optional  benefits that are offered under the Annuity that can be elected in  combination  with one another.  The Securities and Exchange  Commission  ("SEC")  requires these examples.

Below are  examples  showing  what you would pay in  expenses at the end of the stated time  periods  for each  Sub-account  had you invested $10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.

The examples  shown assume that:  (a) you only allocate  Account Value to the  Sub-account  with the maximum total annual  portfolio operating expenses for the underlying  Portfolio (shown above),  not to a Fixed Allocation;  (b) the Insurance Charge is assessed as
0.65% per year; (c) the  Distribution  Charge is assessed as 1.00% per year in Annuity Years 1 - 10; (d) the Annual  Maintenance Fee
(when  applicable) is reflected as an asset-based  charge based on an assumed average  contract size; (e) you make no withdrawals of
Account Value during the period shown; (f) you make no transfers,  withdrawals,  surrender or other transactions for which we charge a fee during the period  shown;  (g) no tax charge  applies;  (h) the maximum  total  annual  portfolio  operating  expenses for the underlying  Portfolio  (shown above) are reflected;  (i) the charge for each optional  benefit is reflected as an additional  charge equal to 0.50% of Protected  Income Value for the  Guaranteed  Minimum  Income  Benefit and 0.50% per year of the average  daily net assets of the  Sub-accounts  for the  Combination  5% Roll-up  and  Highest  Anniversary  Value  Death  Benefit;  and (j) the Credit
applicable  to your  Annuity is 6% of Purchase  Payments.  Amounts  shown in the  examples  are rounded to the nearest  dollar.  The
Credit we apply to Purchase Payments received after the first Annuity Year are less than 6% (see "How do I Receive Credits?").

Expense  Examples  are  provided as follows:  1.) if you  surrender  the  Annuity at the end of the stated time  period;  2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity.

THE EXAMPLES ARE  ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE CONSIDERED A  REPRESENTATION  OF PAST OR FUTURE EXPENSES OF THE UNDERLYING
MUTUAL FUNDS OR THEIR  PORTFOLIOS - ACTUAL  EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT ELECT ALL OF THE OPTIONAL  BENEFITS
AVAILABLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

If you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                       $1,668                       $3,164                      $4,482                     $7,327
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period (you may not annuitize in the first three (3) Annuity Years):

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        N/A                          N/A                        $3,810                     $7,135
            ----------------------------- --------------------------- --------------------------- --------------------------

If you do not surrender your contract:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $804                        $2,348                      $3,810                     $7,135
            ----------------------------- --------------------------- --------------------------- --------------------------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable  investment option is a Sub-account of American Skandia Life Assurance  Corporation  Variable Account B (see "What are
Separate  Accounts" for more detailed  information.)  Each Sub-account  invests  exclusively in one Portfolio.  You should carefully read the prospectus for any Portfolio in which you are interested.  The following chart  classifies each of the Portfolios  based on our  assessment  of their  investment  style (as of the date of this  Prospectus).  The chart also  provides a  description  of each
Portfolio's  investment  objective (in italics) and a short,  summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.

The name of the  advisor/sub-advisor  for each Portfolio  appears next to the description.  Those Portfolios whose name includes the prefix "AST" are Portfolios of American Skandia Trust. The investment  managers for AST are American  Skandia  Investment  Services,
Incorporated and Prudential  Investments LLC, affiliated companies of American Skandia.  However, a sub-advisor,  as noted below, is engaged to conduct day-to-day investment decisions.

The Portfolios are not publicly traded mutual funds.  They are only available as investment  options in variable  annuity  contracts and variable  life  insurance  policies  issued by insurance  companies,  or in some cases,  to  participants  in certain  qualified retirement  plans.  However,  some of the Portfolios  available as Sub-accounts  under the Annuity are managed by the same portfolio advisor or  sub-advisor  as a retail  mutual fund of the same or similar name that the  Portfolio may have been modeled after at its inception.  Certain retail mutual funds may also have been modeled after a Portfolio.  While the  investment  objective and policies of the retail  mutual  funds and the  Portfolios  may be  substantially  similar,  the  actual  investments  will  differ to varying degrees.  Differences  in the  performance  of the funds can be  expected,  and in some cases could be  substantial.  You should not compare the  performance  of a publicly  traded mutual fund with the  performance  of any  similarly  named  Portfolio  offered as a
Sub-account.  Details about the  investment  objectives,  policies,  risks,  costs and management of the Portfolios are found in the prospectuses  for the underlying  mutual funds.  The current  prospectus and statement of additional  information for the underlying
Portfolios can be obtained by calling 1-800-680-6920.

====================================================================================================================================
Effective  May 1, 2004,  the SP William  Blair  International  Growth  Portfolio  (formerly  the SP  Jennison  International  Growth
Portfolio) is no longer offered as a Sub-account under the Annuity,  except as follows:  if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International  Growth Sub-account,  you may continue to allocate
Account  Value and make  transfers  into and/or out of the SP William Blair  International  Growth  Sub-account,  including any bank drafting,  dollar cost  averaging,  asset  allocation  and  rebalancing  programs.  If you never had a portion of your Account Value allocated to the SP William Blair  International  Growth  Sub-account prior to May 1, 2004 or if you purchase your Annuity after May
1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-Account.

This  Sub-account may be offered to new Owners at some future date;  however,  at the present time,  there is no intention to do so.
We also reserve the right to offer or close this Sub-account to all Owners that owned the Annuity prior to the close date.
====================================================================================================================================

Please refer to Appendix A for certain required financial information related to the historical performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      INTER-        WFVT International  Equity: seeks total return, with an emphasis on capital  appreciation.  The    Wells Fargo Funds
                    Portfolio  invests  principally in equity  securities of companies  based in developed  foreign     Management, LLC
                    countries and emerging markets. The Portfolio employs a bottom up, fundamental  approach,  that
 NATIONAL EQUITY    also considers  relative  valuation,  to identify  companies with  above-average  potential for long-term growth and total return.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP EQUITY   WFVT  Small Cap  Growth:  seeks  long-term  capital  appreciation.  The  Portfolio  focuses  on    Wells Fargo Funds
                    companies that they believe have  above-average  growth  potential,  or that may be involved in     Management, LLC
                    new or innovative  products,  services and  processes.  The Portfolio  invests  principally  in securities  of companies  with market  capitalizations  equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization  range that is expected to change frequently.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT Growth:  seeks long-term  capital  appreciation.  The Portfolio  focuses on companies that they believe have above-average growth potential,  or that may be involved in new or innovative
                    products,   services  and  processes.  The  Portfolio  invests  principally  in  securities  of
 LARGE CAP EQUITY   companies  with  market  capitalizations  equal to or lower than the  company  with the largest    Wells Fargo Funds
                    market capitalization in the Russell 2000 Index, a small-capitalization  range that is expected     Management, LLC
                    to change frequently.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT Large Company Growth: seeks long-term capital  appreciation.  The Portfolio invests in the
                    common stocks of large U.S.  companies that they believe have superior  growth  potential.  The    Wells Fargo Funds
 LARGE CAP EQUITY   Portfolio  invests  principally  in securities of companies with market  capitalizations  of $3     Management, LLC
                    billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP EQUITY   WFVT Equity Value:  seeks long-term  capital  appreciation and  above-average  dividend income.    Wells Fargo Funds
                    The Portfolio  invests  primarily in equity  securities  that they believe are  undervalued  in     Management, LLC
                    relation  to  various   valuation   measures,   and  that  have  strong  return  potential  and
                    above-average  dividend income.  The Portfolio  invests  principally in securities of companies with market capitalizations of $3 billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.    Wells Fargo Funds
                    The  Portfolio  invests  in the  common  stocks of large  U.S.  companies  with  strong  return     Management, LLC
                    potential and above-average  dividend income.  The Portfolio invests  principally in securities of companies with market capitalizations of $3 billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT Asset  Allocation:  seeks  long-term total return,  consistent  with reasonable  risk. The
                    Portfolio  invests in equity  and  fixed-income  securities  in  varying  proportions,  with an emphasis  on equity  securities.  The  Portfolio  does not  select  individual  securities  for investment,  rather,  it  buys  substantially  all of the  securities  of  various  indexes  to
                    replicate  such  indexes.  The  Portfolio  invests  the equity  portion of its assets in common    Wells Fargo Funds
ASSET ALLOCA-TION   stocks to replicate the S&P 500 Index,  and invests the  fixed-income  portion of its assets in     Management, LLC
                    U.S.  Treasury Bonds to replicate the Lehman Brothers 20+ Treasury  Index.  The Portfolio seeks to maintain a 95% or better performance  correlation with the respective  indexes,  before fees and expenses,  regardless of market conditions.  The Portfolio's "neutral" target allocation is
                    60% equity securities and 40% fixed-income securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         WFVT Total Return Bond: seeks total return consisting of income and capital  appreciation.  The    Wells Fargo Funds
                    Portfolio  invests  principally  in  investment-grade  debt  securities,   which  include  U.S.     Management, LLC
                    Government obligations,  corporate bonds, mortgage- and other asset-backed securities and money market  instruments.  Under  normal  circumstances,  the  Portfolio  is expected to maintain an overall effective duration between 4 and 5.5 years.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST JPMorgan  International  Equity (f/k/a AST Strong  International  Equity):  seeks long-term capital  growth by investing in a diversified  portfolio of  international  equity  securities.
                    The  Portfolio  seeks to meet its objective by investing,  under normal market  conditions,  at least 80% of its assets in a diversified  portfolio of equity  securities of companies  located
      EQUITY        or operating in developed  non-U.S.  countries  and emerging  markets of the world.  The equity       J.P. Morgan
                    securities will ordinarily be traded on a recognized foreign  securities  exchange or traded in  Investment Management
                    a foreign  over-the-counter  market in the country where the issuer is principally  based,  but           Inc.
                    may also be traded in other countries including the United States.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST William Blair International  Growth (AST American Century  International Growth merged into this  Portfolio):  seeks  long-term  growth of capital.  The  Portfolio  pursues its  objective primarily  through  investments  in equity  securities  of issuers  located  outside the United
                    States.  The  Portfolio  normally  invests at least 80% of its total  assets in  securities  of
      EQUITY        issuers from at least five  different  countries,  excluding the United  States.  The Portfolio
                    invests primarily in companies  selected for their growth  potential.  Securities are generally     William Blair &
                    selected  without  regard to any defined  allocation  among  countries,  geographic  regions or     Company, L.L.C.
                    industry sectors, or other similar selection procedure.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST DeAM  International  Equity:  seeks capital growth.  The Portfolio pursues its objective by      Deutsche Asset
                    investing  at least 80% of the value of its assets in the equity  securities  of  companies  in     Management, Inc.
                    developed  non-U.S.  countries that are represented in the MSCI EAFE(R)Index. The target of this
                    Portfolio  is to track the  performance  of the MSCI  EAFE(R)Index  within  4% with a  standard
      EQUITY        deviation  expected of +/- 4%. The  Sub-advisor  considers  a number of factors in  determining whether to invest in a stock,  including  earnings growth rate,  analysts'  estimates of future earnings and industry-relative price multiples.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Global Equity:  seeks capital growth.  Under normal circumstances the Portfolio invests
                    at least 80% of its assets in equity securities of U.S. and foreign issuers  (including issuers      Massachusetts
  GLOBAL EQUITY     in developing  countries).  The Portfolio  generally seeks to purchase  securities of companies    Financial Services
                    with relatively large market capitalizations relative to the market in which they are traded.           Company
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST State Street Research  Small-Cap  Growth (f/k/a AST PBHG Small-Cap  Growth):  seeks capital growth.  The Portfolio  pursues its objective by primarily  investing at least 80% of the value
 SMALL CAP GROWTH   of its assets in the common stocks of small-sized  companies,  whose market capitalizations are  State Street Research similar to market  capitalizations  of the  companies in the Russell 2000(R)Index at the time of  and Management Company the Portfolio's investment.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  Small-Cap  Growth:  seeks maximum  growth of  investors'  capital from a portfolio of growth  stocks of  smaller  companies.  The  Portfolio  pursues  its  objective,  under  normal circumstances,  by  primarily  investing  at  least  80%  of its  total  assets  in the  equity
 SMALL CAP GROWTH   securities  of  small-sized   companies  included  in  the  Russell  2000  Growth(R)Index.  The      Deutsche Asset
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity     Management, Inc.
                    securities  which  approximates  the market risk of those  stocks  included in the Russell 2000
                    Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    SMALL CAP       AST Federated  Aggressive  Growth:  seeks capital growth.  The Portfolio pursues its investment objective by investing in the stocks of small  companies  that are traded on national  security
                    exchanges,  NASDAQ stock  exchange and the  over-the-counter-market.  Small  companies  will be   Federated Investment
      GROWTH        defined as  companies  with market  capitalizations  similar to  companies  in the Russell 2000   Counseling/Federated
                    Growth Index. Up to 25% of the  Portfolio's  net assets may be invested in foreign  securities,    Global Investment
                    which are typically denominated in foreign currencies.                                              Management Corp.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------ -------------------------------------------------------------------------------------------------- ----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                           SUB-ADVISOR
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
 SMALL CAP VALUE   AST Gabelli Small-Cap Value: seeks to provide long-term capital growth by investing  primarily in          GAMCO
                   small-capitalization   stocks  that  appear  to  be  undervalued.   The  Portfolio  will  have  a     Investors, Inc.
                   non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement  applies at the time
                   the  Portfolio  invests  its  assets.  The  Portfolio  generally  defines  small   capitalization
                   companies as those with a  capitalization  of $1.5 billion or less.  Reflecting a value  approach to investing,  the Portfolio will seek the stocks of companies  whose current stock prices do not appear to adequately  reflect their underlying value as measured by assets,  earnings,  cash flow or business franchises.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
                   AST DeAM Small-Cap Value: seeks maximum growth of investors'  capital.  The Portfolio pursues its objective,  under normal  market  conditions,  by  primarily  investing at least 80% of its total
                   assets in the equity  securities  of  small-sized  companies  included in the Russell 2000(R)Value     Deutsche Asset
 SMALL CAP VALUE   Index.  The  Sub-advisor  employs an  investment  strategy  designed to  maintain a portfolio  of    Management, Inc.
                   equity  securities  which  approximates  the market risk of those stocks  included in the Russell
                   2000(R)Value Index, but which attempts to outperform the Russell 2000(R)Value Index.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
  MID-CAP GROWTH   AST Goldman Sachs Mid-Cap Growth:  seeks  long-term  capital  growth.  The Portfolio  pursues its   Goldman Sachs Asset
                   investment  objective,  by  investing  primarily in equity  securities  selected for their growth    Management, L.P.
                   potential,  and normally invests at least 80% of the value of its assets in medium capitalization companies.  For  purposes  of the  Portfolio,  medium-sized  companies  are  those  whose  market capitalizations  (measured at the time of  investment)  fall within the range of companies in the
                   Standard & Poor's MidCap 400 Index. The Sub-advisor seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
                   AST Neuberger Berman Mid-Cap Growth:  seeks capital growth.  Under normal market conditions,  the
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of  mid-cap companies.  For purposes of the  Portfolio,  companies  with equity market  capitalizations  that
  MID-CAP GROWTH   fall within the range of the Russell  Midcap(R)Index,  at the time of  investment,  are considered    Neuberger Berman
                   mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in  the  securities  of     Management Inc.
                   large-cap  companies as well as in small-cap  companies.  The Sub-advisor  looks for fast-growing companies that are in new or rapidly evolving industries.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
  MID-CAP VALUE    AST Neuberger Berman Mid-Cap Value:  seeks capital growth.  Under normal market  conditions,  the    Neuberger Berman
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of  mid-cap     Management Inc.
                   companies.  For purposes of the  Portfolio,  companies  with equity market  capitalizations  that fall within the range of the  Russell  Midcap(R)Index at the time of  investment  are  considered mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in  the  securities  of large-cap  companies  as well as in small-cap  companies.  Under the  Portfolio's  value-oriented investment  approach,  the Sub-advisor  looks for  well-managed  companies whose stock prices are undervalued and that may rise in price before other investors realize their worth.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
     ALL-CAP       AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio  invests  primarily in       Fred Alger
                   equity  securities,  such as common or preferred stocks,  that are listed on U.S. exchanges or in    Management, Inc.
                   the  over-the-counter  market.  The Portfolio may invest in the equity securities of companies of
      GROWTH       all sizes,  and may  emphasize  either  larger or smaller  companies at a given time based on the
                   Sub-advisor's assessment of particular companies and market conditions.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
     ALL-CAP       AST Gabelli  All-Cap  Value:  seeks  capital  growth.  The  Portfolio  pursues its  objective  by  GAMCO Investors, Inc.
                   investing  primarily in readily marketable equity securities  including common stocks,  preferred stocks and  securities  that may be converted at a later time into common  stock.  The  Portfolio may invest in the  securities  of  companies of all sizes,  and may  emphasize  either  larger or
      VALUE        smaller companies at a given time based on the Sub-advisor's  assessment of particular  companies and market  conditions.  The Portfolio focuses on companies that appear  underpriced  relative to their private market value ("PMV").  PMV is the value that the Portfolio's  Sub-advisor  believes informed investors would be willing to pay for a company.
------------------ -------------------------------------------------------------------------------------------------- ----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        AST T. Rowe Price Natural  Resources:  seeks  long-term  capital growth  primarily  through the      T. Rowe Price
                    common stocks of companies  that own or develop  natural  resources  (such as energy  products,     Associates, Inc.
                    precious  metals and forest  products)  and other basic  commodities.  The  Portfolio  normally invests  primarily (at least 80% of its total assets) in the common stocks of natural  resource companies whose earnings and tangible  assets could benefit from  accelerating  inflation.  The
                    Portfolio looks for companies that have the ability to expand production,  to maintain superior
                    exploration  programs  and  production   facilities,   and  the  potential  to  accumulate  new
                    resources.  At least 50% of Portfolio assets will be invested in U.S. securities,  up to 50% of total assets also may be invested in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance  Growth:  seeks long-term  capital growth.  The Portfolio  invests at least 80% of its total assets in the equity  securities of a limited  number of large,  carefully  selected, high-quality  U.S.  companies  that are judged  likely to  achieve  superior  earnings  growth.
 LARGE CAP GROWTH   Normally,  about 40-60  companies will be  represented in the Portfolio,  with the 25 companies     Alliance Capital
                    most  highly  regarded  by  the  Sub-advisor  usually  constituting  approximately  70%  of the     Management, L.P.
                    Portfolio's  net assets.  An emphasis is placed on identifying  companies  whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and
                    related securities,  such as preferred stocks,  convertible securities and depositary receipts,      Massachusetts
 LARGE CAP GROWTH   of companies that the  Sub-advisor  believes offer better than average  prospects for long-term    Financial Services
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run         Company
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment     Marsico Capital
                    objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be     Management, LLC
                    incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large, a "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs  Concentrated  Growth (AST DeAM Large-Cap Growth merged into this Portfolio):
                    seeks growth of capital in a manner  consistent with the  preservation of capital.  Realization of  income  is not a  significant  investment  consideration  and any  income  realized  on the
                    Portfolio's  investments,  therefore,  will be incidental  to the  Portfolio's  objective.  The
 LARGE CAP GROWTH   Portfolio  will pursue its objective by investing  primarily in equity  securities of companies   Goldman Sachs Asset
                    that  the  Sub-advisor  believes  have  potential  to  achieve  capital  appreciation  over the     Management, L.P.
                    long-term.  The Portfolio seeks to achieve its investment objective by investing,  under normal circumstances,  in approximately 30 - 45 companies that are considered by the Sub-advisor to be positioned for long-term growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST DeAM Large-Cap Value:  seeks maximum growth of capital by investing  primarily in the value      Deutsche Asset
                    stocks  of  larger  companies.  The  Portfolio  pursues  its  objective,  under  normal  market     Management, Inc.
                    conditions,  by  primarily  investing  at least  80% of the value of its  assets in the  equity
                    securities  of  large-sized   companies   included  in  the  Russell  1000(R)Value  Index.  The
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity securities  which  approximates  the market risk of those stocks  included in the Russell 1000(R)
                    Value Index,  but which  attempts to outperform  the Russell  1000(R)Value Index through  active stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       AST Alliance/Bernstein  Growth + Value: seeks capital growth by investing  approximately 50% of     Alliance Capital
                    its assets in growth  stocks of large  companies and  approximately  50% of its assets in value     Management, L.P.
                    stocks of large  companies.  The Portfolio will invest primarily in commons tocks of large U.S.
                    companies included in the Russell 1000(R)Index (the "Russell  1000(R)"). The Russell 1000(R)is a
                    market  capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.
                    companies.  Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35
      BLEND         companies  primarily from the Russell 1000(R)Growth Index constituting  approximately 50% of the
                    Portfolio's  net assets and 35-50  companies  primarily  from the  Russell  1000(R)Value  Index
                    constituting  the  remainder  of  the  Portfolio's  net  assets.   There  will  be  a  periodic
                    rebalancing  of each  segment's  assets  to take  account  of market  fluctuations  in order to maintain the approximately equal allocation.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST Sanford  Bernstein Core Value:  seeks  long-term  capital growth by investing  primarily in   Sanford C. Bernstein
                    common stocks.  The  Sub-advisor  expects that the majority of the  Portfolio's  assets will be        & Co., LLC
                    invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities  created when companies are undervalued on the basis of investor  reactions to near-term problems or circumstances even though their long-term  prospects  remain sound. The Sub-advisor  seeks to identify  individual companies with earnings growth potential that may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate securities.  The  Portfolio  pursues  its  investment  objective  by  investing,  under  normal circumstances,  at least 80% of its net assets in  securities  of real  estate  issuers.  Under
   REAL ESTATE      normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity      Cohen & Steers
      (REIT)        securities of real estate companies,  i.e., a company that derives at least 50% of its revenues   Capital Management,
                    from the ownership,  construction,  financing, management or sale of real estate or that has at           Inc.
                    least  50% of its  assets in real  estate.  Real  estate  companies  may  include  real  estate investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Sanford Bernstein Managed Index 500: will invest, under normal circumstances,  at least 80%
                    of its net assets in  securities  included in the Standard & Poor's 500  Composite  Stock Price
                    Index  (the  "S&P(R)500 ").  The  Portfolio  seeks  to  outperform  the S&P 500  through  stock selection  resulting  in  different  weightings  of common  stocks  relative to the index.  The
                    Portfolio will invest  primarily in the common stocks of companies  included in the S&P 500. In seeking  to  outperform  the S&P  500,  the  Sub-advisor  starts  with a  portfolio  of  stocks
  MANAGED INDEX     representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative   Sanford C. Bernstein
                    criteria  that are designed to indicate  whether a particular  stock will  predictably  perform        & Co., LLC
                    better or worse than the S&P 500. Based on these criteria,  the Sub-advisor  determines whether the  Portfolio  should  over-weight,  under-weight  or hold a  neutral  position  in the  stock relative  to the  proportion  of the S&P 500  that  the  stock  represents.  In  addition,  the
                    Sub-advisor  also  may  determine  that  based on the  quantitative  criteria,  certain  equity securities that are not included in the S&P 500 should be held by the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST American  Century Income & Growth (AST MFS Growth with Income merged into this  Portfolio):
                    seeks  capital  growth with current  income as a secondary  objective.  The  Portfolio  invests primarily in common stocks that offer  potential for capital growth,  and may,  consistent with its  investment  objective,  invest in stocks  that offer  potential  for current  income.  The
       AND          Sub-advisor  utilizes a  quantitative  management  technique  with a goal of building an equity     American Century
      INCOME        portfolio  that provides  better  returns than the S&P 500 Index without  taking on significant        Investment
                    additional  risk and while  attempting to create a dividend yield that will be greater than the     Management, Inc.
                    S&P 500 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST Alliance Growth and Income:  seeks long-term  growth of capital and income while attempting     Alliance Capital
                    to avoid excessive  fluctuations in market value. The Portfolio  normally will invest in common     Management, L.P.
                    stocks  (and  securities   convertible  into  common  stocks).  The  Sub-advisor  will  take  a
       AND          value-oriented  approach,  in that it will  try to keep  the  Portfolio's  assets  invested  in
      INCOME        securities that are selling at reasonable  valuations in relation to their fundamental business prospects.  The  stocks  that the  Portfolio  will  normally  invest in are  those of  seasoned companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    AST Hotchkis & Wiley Large-Cap Value (f/k/a AST INVESCO Capital  Income):  seeks current income and long-term growth of income, as well as capital appreciation.  The Portfolio invests,  under normal  circumstances,  at least 80% of its net assets plus borrowings for investment  purposes
                    in common stocks, of large cap U.S.  companies,  that have a high cash dividend or payout yield     Hotchkis & Wiley
                    relative to the market.  The  Sub-advisor  currently  considers large cap companies to be those   Capital Management,
                    with market  capitalizations  like those  founding  the Russell 1000 Index.  Additionally,  the           LLC
                    Portfolio can invest up to 20% of its total assets in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Global  Allocation:  seeks a high level of total  return by  investing  primarily in a diversified  portfolio  of  mutual  funds.  The  Portfolio  seeks  to  achieve  its  investment objective  by  investing  in  several  other  AST  Portfolios  ("Underlying  Portfolios").  The
                    Portfolio intends its strategy of investing in combinations of Underlying  Portfolios to result      Deutsche Asset
     BALANCED       in  investment  diversification  that an  investor  could  otherwise  achieve  only by  holding     Management, Inc.
                    numerous  investments.  The  Portfolio  is  expected  to be  invested  in  at  least  six  such
                    Underlying  Portfolios at any time. It is expected that the  investment  objectives of such AST
                    Portfolios will be diversified.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital  growth and  current  income.  The
                    Sub-advisor  intends  to  maintain  approximately  60%  of the  Portfolio's  assets  in  equity
                    securities and the remainder in bonds and other fixed income  securities.  Both the Portfolio's     American Century
     BALANCED       equity and fixed  income  investments  will  fluctuate  in value.  The equity  securities  will        Investment
                    fluctuate  depending on the  performance of the companies that issued them,  general market and     Management, Inc.
                    economic  conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
ASSET ALLOCATION    AST T. Rowe Price Asset Allocation:  seeks a high level of total return by investing  primarily in a  diversified  portfolio  of fixed income and equity  securities.  The  Portfolio  normally invests  approximately  60% of its total  assets in equity  securities  and 40% in fixed income securities.  The Sub-advisor  concentrates common stock investments in larger, more established
                    companies,  but the  Portfolio may include small and  medium-sized  companies  with good growth      T. Rowe Price
                    prospects.  The fixed income portion of the Portfolio will be allocated among  investment grade     Associates, Inc.
                    securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   GLOBAL BOND      AST T. Rowe Price Global  Bond:  seeks to provide  high  current  income and capital  growth by      T. Rowe Price
                    investing  in  high-quality  foreign and U.S.  dollar-denominated  bonds.  The  Portfolio  will   International, Inc.
                    invest at least 80% of its total  assets in all types of high  quality  bonds  including  those issued  or  guaranteed  by U.S.  or  foreign  governments  or  their  agencies  and by  foreign authorities,  provinces and  municipalities  as well as investment  grade  corporate  bonds and mortgage and  asset-backed  securities of U.S. and foreign  issuers.  The  Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized  through  hedging.  The Portfolio may also invest up to
                    20% of its assets in the aggregate in below  investment-grade,  high-risk bonds ("junk bonds").
                    In addition,  the  Portfolio may invest up to 30% of its assets in  mortgage-backed  (including derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 HIGH YIELD BOND    AST Goldman  Sachs High Yield (f/k/a AST Federated  High Yield):  seeks a high level of current   Goldman Sachs Asset
                    income and may also  consider the potential for capital  appreciation.  The Portfolio  invests,     Management, L.P.
                    under normal  circumstances,  at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in high-yield,  fixed-income  securities that,  at the time of purchase,  are  non-investment  grade  securities.  Non-investment  grade securities are securities rated BB, Ba or below by a NRSRO,  or, if unrated,  determined by the
                    Sub-advisor  to be of  comparable  quality.  The  Portfolio  may  invest  in all types of fixed income  securities,  including,  senior and subordinated  corporate debt  obligations  (such as bonds, debentures,  notes and commercial paper), convertible and non-convertible corporate debt obligations,  loan  participations,  custodial  receipts,  municipal  securities  and preferred stock.  The Portfolio may invest up to 25% of its total assets in  obligations  of domestic and foreign  issuers  which  are  denominated  in  currencies  other  than the U.S.  dollar  and in securities of issuers located in emerging countries  denominated in any currency.  Under normal market  conditions,  the Portfolio  may invest up to 20% of its net assets in investment  grade fixed-income securities, including U.S. Government Securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST Lord Abbett  Bond-Debenture:  seeks high  current  income and the  opportunity  for capital  Lord, Abbett & Co. LLC appreciation  to produce a high total  return.  To pursue its  objective,  the  Portfolio  will invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities and normally  invests  primarily in high yield and investment grade debt securities, securities  convertible  in common stock and  preferred  stocks.  The  Portfolio  may find good value in high yield  securities,  sometimes  called  "lower-rated  bonds" or "junk  bonds," and frequently  may have more than half of its assets  invested in those  securities.  At least 20%
                    of the  Portfolio's  assets  must be  invested  in any  combination  of  investment  grade debt securities,  U.S.  Government  securities  and cash  equivalents.  The  Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain  a  weighted  average  maturity  in the  range of five to twelve  years,  there are no restrictions  on the overall  Portfolio or on individual  securities.  The Portfolio may invest up to 20% of its net assets in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO  Total  Return Bond (AST DeAM Bond  merged  into this  Portfolio):  seeks to maximize    Pacific Investment
                    total return consistent with  preservation of capital and prudent  investment  management.  The  Management Company LLC
                    Portfolio  will  invest in a  diversified  portfolio  of  fixed-income  securities  of  varying maturities.  The average  portfolio  duration  of the  Portfolio  generally  will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MONEY MARKET     AST Money  Market:  seeks high  current  income and  maintain  high  levels of  liquidity.  The
                    Portfolio  attempts to  accomplish  its  objective by  maintaining  a  dollar-weighted  average
                    maturity  of not  more  than 90 days  and by  investing  in  securities  which  have  effective      Wells Capital
                    maturities of not more than 397 days.                                                               Management, Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 EMERGING MARKETS   GVIT Developing Markets (f/k/a Montgomery Variable Series - Emerging Markets):  seeks long-term capital appreciation,  under normal conditions by investing at least 80% of its total assets in  Gartmore Global Asset
                    stocks of  companies  of any size  based in the  world's  developing  economies.  Under  normal        Management
                    market  conditions,  investments  are  maintained in at least six countries at all times and no  Trust/Gartmore Global
                    more than 35% of total assets in any single one of them.                                                Partners
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    INVESCO Variable  Investment Funds - Dynamics:  seeks long-term  capital growth.  The Portfolio   INVESCO Funds Group,
                    pursues its  objective  by normally  investing  at least 65% of its assets in common  stocks of           Inc.
                    mid-sized  companies  that are  included  in the  Russell  Midcap  Growth  Index at the time of purchase,  or if not  included  in that  Index,  have market  capitalizations  of between  $2.5 billion and $15 billion at the time of purchase.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment  Funds - Technology  (INVESCO VIF  Telecommunications  merged into   INVESCO Funds Group,
                    this Portfolio):  seeks capital growth.  The Portfolio normally invests at least 80% of its net           Inc.
                    assets in the  equity  securities  and  equity-related  instruments  of  companies  engaged  in technology-related  industries.  These  include,  but  are  not  limited  to,  various  applied technologies,  hardware,  software,  semiconductors,  telecommunications equipment and services and service-related companies in information technology.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds - Health  Sciences:  seeks capital  growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related           Inc.
                    instruments of companies that develop,  produce or distribute  products or services  related to health care. These companies  include,  but are not limited to, medical  equipment or supplies, pharmaceuticals, biotechnology, and healthcare providers and service companies.
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Financial  Services:  seeks capital growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related           Inc.
                    instruments of companies  involved in the financial  services sector.  These companies include, but are not limited to, banks,  insurance companies,  investment and miscellaneous  industries, and suppliers to financial services companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  GLOBAL EQUITY     Evergreen  VA  International  Equity  (f/k/a  Evergreen  VA  International  Growth and acquired
                    Evergreen  VA  Global  Leaders):  seeks  long-term  capital  growth  and,  secondarily,  modest income.  The Portfolio invests  primarily in equity securities issued by established,  quality,
                    non-U.S.  companies  located in countries  with developed  markets and may purchase  across all   Evergreen Investment
                    market  capitalizations.  The  Portfolio  normally  invests  at  least  65%  of its  assets  in   Management Company,
                    securities  of  companies  in at least three  different  countries  (other than the U.S.).  The           LLC
                    Portfolio may also invest in emerging markets.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
 SMALL CAP EQUITY   Evergreen VA Special Equity:  seeks capital  growth.  The Portfolio  normally  invests at least
                    80% of its assets in common  stocks of small  U.S.  companies  (i.e.,  companies  whose  market capitalizations  fall within the range of the Russell  2000(R)Index,  at the time of  purchase).
                    The remaining 20% of the  Portfolio's  assets may be represented by cash or invested in various   Evergreen Investment
                    cash  equivalents.  The Portfolio's  manager selects stocks of companies which it believes have   Management Company,
                    the potential for accelerated growth in earnings and price.                                               LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    Evergreen VA Omega:  seeks long-term capital growth.  The Portfolio invests primarily in common stocks and  securities  convertible  into  common  stocks of U.S.  companies  across all market
                    capitalizations.  The  Portfolio's  managers  employ  a  growth  style  of  equity  management.   Evergreen Investment
                    "Growth" stocks are stocks of companies that the Portfolio's  managers believe have anticipated   Management Company,
                    earnings ranging from steady to accelerated growth.                                                       LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     ProFund  VP  Europe  30:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
      EQUITY        correspond to the daily  performance of the ProFunds  Europe 30 Index.  The ProFunds  Europe 30
                    Index,  created by ProFund  Advisors,  is composed of 30 companies whose principal  offices are located  in Europe  and whose  securities  are  traded on U.S.  exchanges  or on the  NASDAQ as depositary  receipts or ordinary  shares.  The  component  companies in the ProFunds  Europe 30
                    Index are  determined  annually  based upon their U.S.  dollar-traded  volume.  Their  relative weights are determined based on a modified market capitalization method.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     ProFund VP Asia 30: seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance  of the ProFunds Asia 30 Index.  The ProFunds Asia 30 Index,  created by ProFund  Advisors,  is composed of 30 companies whose  principal  offices are located in the
                    Asia/Pacific  region,  excluding Japan, and whose securities are traded on U.S. exchanges or on
      EQUITY        the NASDAQ as depository  receipts or ordinary shares. The component  companies in the ProFunds
                    Asia 30 Index are  determined  annually  based  upon  their U.S.  dollar-traded  volume.  Their relative weights are determined based on the modified market capitalization method.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Japan: seeks daily investment results,  before fees and expenses, that correspond to the daily  performance  of the Nikkei 225 Stock  Average.  Since the  Japanese  markets are not open when  ProFund VP Japan  values its  shares,  ProFund VP Japan  determines  its  success in meeting this  investment  objective by comparing its daily return on a given day with the daily performance of related futures  contracts traded in the United States related to the Nikkei 225
                    Stock Average.  The Nikkei 225 Stock Average Index (Nikkei Index) is a modified  price-weighted index of the 225 most  actively  traded  and  liquid  Japanese  companies  listed  in the First
  INTER-NATIONAL    Section of the Tokyo Stock  Exchange.  The Nikkei  Index is  calculated  from the prices of the   ProFund Advisors LLC
      EQUITY        225  Tokyo  Stock  Exchange   (TSE)  First  Section  stocks   selected  to  represent  a  broad
                    cross-section  of  Japanese  industries  and the overall  performance  of the  Japanese  equity market.  Nihon  Keizai  Shimbun,  Inc.  is the  sponsor of the Index.  Companies  in the Nikkei
                    Index are  reviewed  annually.  Emphasis  is  placed  on  maintaining  the  Index's  historical continuity while keeping the Index composed of stocks with high market  liquidity.  The sponsor consults with various market experts,  considers  company specific  information and the overall composition of the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Banks: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
                    the daily  performance  of the Dow Jones  U.S.  Banks  Index.  The Dow Jones U.S.  Banks  Index
                    measures  the  performance  of the  banking  industry  of the  U.S.  equity  market.  Component companies  include all  regional  and major U.S.  domiciled  international  banks,  savings and loans, savings banks,  thrifts,  building  associations and societies.  Investment and merchant banks are excluded.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Basic Materials:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S. Basic  Materials  Sector Index.  The
                    Dow Jones U.S. Basic  Materials  Sector Index measures the  performance of the basic  materials
      SECTOR        economic sector of the U.S. equity market.  Component  companies are involved in the production   ProFund Advisors LLC
                    of aluminum,  commodity chemicals,  specialty chemicals,  forest products,  non-ferrous metals, paper products, precious metals and steel.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  Biotechnology:  seeks daily  investment  results,  before fees and  expenses,  that correspond to the daily  performance of the Dow Jones U.S.  Biotechnology  Index. The Dow Jones
                    U.S.  Biotechnology  Index measures the performance of the  biotechnology  industry of the U.S.
      SECTOR        equity  market.  Component  companies  include  those engaged in genetic  research,  and/or the   ProFund Advisors LLC
                    marketing  and  development  of  recombinant  DNA  products.  Makers  of  artificial  blood and contract biotechnology researchers are also included in the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer Cyclical:  seeks daily investment results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Consumer Cyclical Sector Index. The
                    Dow Jones U.S.  Consumer  Cyclical  Sector  Index  measures  the  performance  of the  consumer cyclical  economic  sector of the U.S. equity market.  Component  companies  include  airlines, auto manufacturers,  auto parts, tires, casinos,  consumer  electronics,  recreational products and services,  restaurants,  lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer  Non-Cyclical:  seeks daily investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that correspond to the daily  performance of the Dow Jones U.S.  Consumer  Non-Cyclical  Sector
                    Index. The Dow Jones U.S.  Consumer  Non-Cyclical  Sector Index measures the performance of the consumer  non-cyclical  economic sector of the U.S. equity market.  Component companies include beverage  companies,  consumer service  companies,  durable and non-durable  household  product manufacturers, cosmetic companies, food products and agriculture and tobacco products.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Energy:  seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones U.S. Energy Sector Index.  The Dow Jones U.S. Energy
                    Sector  Index  measures  the  performance  of the  energy  sector  of the U.S.  equity  market.
                    Component  companies include oil drilling  equipment and services,  coal, oil  companies-major, oil companies-secondary,  pipelines, liquid, solid or gaseous fossil fuel producers and service companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Financial:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Financial  Sector  Index.  The Dow
                    Jones U.S.  Financial Sector Index measures the performance of the financial  services economic sector of the U.S.  equity market.  Component  companies  include  regional  banks;  major U.S.
                    domiciled  international banks; full line, life, and property and casualty insurance companies;
                    companies that invest,  directly or indirectly in real estate;  diversified financial companies such as Fannie  Mae,  credit card  insurers,  check  cashing  companies,  mortgage  lenders and investment  advisers;  securities  brokers and dealers,  including  investment banks,  merchant banks and online brokers; and publicly traded stock exchanges.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Healthcare:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Healthcare  Sector Index.  The Dow
                    Jones U.S.  Healthcare Sector Index measures the performance of the healthcare  economic sector of the U.S. equity market.  Component  companies  include health care providers,  biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Industrial:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Industrial  Sector Index.  The Dow
                    Jones U.S.  Industrial Sector Index measures the performance of the industrial  economic sector
                    of  the  U.S.  equity  market.   Component   companies   include  building   materials,   heavy
                    construction,  factory  equipment,  heavy machinery,  industrial  services,  pollution control,
                    containers  and  packaging,   industrial  diversified,   air  freight,  marine  transportation,
                    railroads,  trucking,  land-transportation  equipment,  shipbuilding,  transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Internet:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones Composite  Internet  Index.  The Dow Jones Composite
                    Internet Index measures the  performance of stocks in the U.S. equity markets that generate the majority  of their  revenues  from the  Internet.  The  Index is  composed  of two  sub-groups:
                    Internet  Commerce - companies that derive the majority of their revenues from providing  goods and/or  services  through an open network,  such as a web site.  Internet  Services - companies that derive the majority of their revenues from  providing  access to the Internet or providing services to people using the Internet.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Pharmaceuticals:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the Dow Jones  U.S.  Pharmaceuticals  Index.  The Dow
                    Jones U.S.  Pharmaceuticals  Index measures the performance of the pharmaceuticals  industry of the U.S. equity market.  Component  companies include the makers of prescription  drugs such as birth control pills and vaccines,  and over-the-counter  drugs, such as aspirin, cold remedies, as well as companies engaged in contract drug research..
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Precious Metals:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the  Philadelphia  Stock Exchange  Gold/Silver  Sector
                    Index. The  Philadelphia  Stock Exchange  Gold/Silver  Sector Index measures the performance of the gold and silver mining industry of the global equity market.  Component  companies  include companies  involved in the mining and production of gold,  silver,  and other precious  metals, precious stones and pearls.  The Index does not include  producers of commemorative  medals and coins that are made of these metals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Real  Estate:  seeks  daily  investment  results,  before  fees and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Real Estate  Index.  The Dow Jones
                    U.S. Real Estate Index measures the  performance of the real estate industry of the U.S. equity
                    market.   Component  companies  include  those  that  invest  directly  or  indirectly  through
      SECTOR        development,  management  or  ownership  of shopping  malls,  apartment  buildings  and housing   ProFund Advisors LLC
                    developments;  and real estate  investment  trusts ("REITs") that invest in apartments,  office and  retail  properties.  REITs are  passive  investment  vehicles  that  invest  primarily  in income-producing real estate or real estate related loans or interests.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Semiconductor:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Semiconductor  Index. The Dow Jones
                    U.S.  Semiconductor  Index measures the performance of the  semiconductor  industry of the U.S.
                    equity market.  Component  companies are engaged in the production of semiconductors  and other integrated chips, as well as other related products such as circuit boards and motherboards.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Technology:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Technology  Sector Index.  The Dow
                    Jones U.S.  Technology  Sector Index measures the  performance of the technology  sector of the
                    U.S.  equity  market.  Component  companies  include  those  involved in  computers  and office
                    equipment,  software,   communications  technology,   semiconductors,   diversified  technology
                    services and internet services.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Telecommunications:  seeks daily investment results,  before fees and expenses, that   ProFund Advisors LLC
                    correspond to the daily performance of the Dow Jones U.S.  Telecommunications Sector Index. The
                    Dow  Jones  U.S.   Telecommunications   Sector   Index   measures   the   performance   of  the
                    telecommunications  economic  sector of the U.S.  equity market.  Component  companies  include fixed-line communications and wireless communications companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Utilities:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Utilities  Sector  Index.  The Dow
      SECTOR        Jones U.S.  Utilities Sector Index measures the performance of the utilities economic sector of   ProFund Advisors LLC
                    the U.S. equity market.  Component  companies  include  electric  utilities,  gas utilities and water utilities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
THE PROFUND VP PORTFOLIOS  DESCRIBED  BELOW ARE AVAILABLE AS  SUB-ACCOUNTS  TO ALL ANNUITY  OWNERS.  EACH  PORTFOLIO  PURSUES AN INVESTMENT
STRATEGY THAT SEEKS TO PROVIDE DAILY  INVESTMENT  RESULTS,  BEFORE FEES AND EXPENSES,  THAT MATCH A WIDELY  FOLLOWED  INDEX,  INCREASE BY A
SPECIFIED FACTOR RELATIVE TO THE INDEX,  MATCH THE INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED  FACTOR.  THE
INVESTMENT  STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT  RESULTS OF THE APPLICABLE
INDEX.  IT IS RECOMMENDED  THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL  ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC
OR TACTICAL  ASSET  ALLOCATION  STRATEGY  INVEST IN THESE  PORTFOLIOS.  WE HAVE  ARRANGED THE  PORTFOLIOS  BASED ON THE INDEX ON WHICH IT'S
INVESTMENT STRATEGY IS BASED.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P 500(R)Index is a measure of large-cap U.S. stock market  performance.  It is a capitalization  weighted index of 500 U.S.  operating companies and REITS selected by an S&P committee through a non-mechanical  process that factors criteria such as liquidity,  price,  market capitalization, financial viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bull: seeks daily investment results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
     S&P 500        the daily performance of the S&P 500(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bear: seeks daily investment results,  before fees and expenses,  that correspond to the inverse (opposite) of the daily  performance of the S&P 500(R)Index.  If ProFund VP Bear is successful in meeting its objective,  its net asset value should gain  approximately  the same,
     S&P 500        on a  percentage  basis,  as any decrease  in the S&P 500(R)Index when the Index  declines on a    ProFund Advisors LLC
                    given  day.  Conversely,  its  net  asset  value  should  lose  approximately  the  same,  on a percentage basis, as any increase in the Index when the Index rises on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  UltraBull:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to twice (200%) the daily  performance of the S&P 500(R)Index.  Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded  to one and one-half times (150%) the daily  performance of the S&P 500(R)Index. If
                    ProFund VP UltraBull is  successful in meeting its  objective,  its net asset value should gain
     S&P 500        approximately  twice as much, on a percentage basis, as the S&P 500(R)Index when the Index rises   ProFund Advisors LLC
                    on a given day.  Conversely,  its net asset value should lose approximately twice as much, on a percentage  basis,  as the Index when the Index  declines on a given day. Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded to one and one-half times the daily performance of the S&P 500(R)Index
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The NASDAQ-100 Index(R)includes 100 of the largest  non-financial  domestic and  international  issues listed on the NASDAQ Stock Market. To be eligible for inclusion  companies  cannot be in bankruptcy  proceedings  and must meet certain  additional  criteria  including  minimum
trading  volume  and  "seasoning,"  requirements.   The  Index  is  calculated  under  a  modified   capitalization-weighted   methodology.
Reconstitution and rebalancing occurs on an annual, quarterly and ongoing basis..
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP OTC: seeks daily investment  results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
                    the daily performance of the NASDAQ-100 Index(R). "OTC" in the name of ProFund VP OTC refers to securities  that do not trade on a U.S.  securities  exchange  registered  under the Securities
                    Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund  VP  Short  OTC:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the inverse  (opposite) of the daily  performance  of the NASDAQ-100  Index(R).  If
                    ProFund VP Short OTC is  successful in meeting its  objective,  its net asset value should gain approximately  the same, on a percentage  basis, as any decrease in the NASDAQ-100  Index(R)when the Index declines on a given day.  Conversely,  its net asset value should lose  approximately the same, on a percentage  basis,  as any increase in the Index when the Index rises on a given day.  "OTC" in the name of  ProFund VP Short OTC  refers to  securities  that do not trade on a
                    U.S. securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP UltraOTC:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to twice  (200%) the daily  performance of the  NASDAQ-100 Index(R).  If ProFund VP UltraOTC is
                    successful in meeting its  objective,  its net asset value should gain  approximately  twice as much,  on a percentage  basis,  as the  NASDAQ-100  Index(R)when the Index rises on a given day.
                    Conversely,  its net asset  value  should lose  approximately  twice as much,  on a  percentage basis,  as the Index when the Index  declines  on a given day.  "OTC" in the name of ProFund VP
                    UltraOTC refers to securities that do not trade on a U.S.  securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
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The S&P MidCap 400 Index(R)is a measure of mid-size  company U.S. stock market  performance.  It is a  capitalization  weighted index of 400
U.S.  operating  companies  and REITS.  Securities  are selected for inclusion in the index by an S&P  committee  through a  non-mechanical process that factors  criteria  such as liquidity,  price,  market  capitalization,  financial  viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
  S&P MIDCAP 400    ProFund VP Mid-Cap  Value:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond  to the  daily  performance  of the  S&P  MidCap  400/Barra Value  Index(R). The S&P
                    MidCap400/Barra Value Index(R)is a market capitalization  weighted index comprised of the stocks in the S&P MidCap 400 Index that have  comparatively  low  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Mid-Cap  Growth:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the S&P MidCap 400/Barra Growth Index(R). The S&P MidCap
  S&P MIDCAP 400    400/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in   ProFund Advisors LLC
                    the S&P MidCap 400 Index(R)that have  comparatively  high  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  UltraMid-Cap:  seeks  daily  investment  results,  before fees and  expenses,  that correspond to twice (200%) the daily  performance  of the S&P MidCap 400 Index(R).  If ProFund VP
                    UltraMid-Cap  is  successful  in  meeting  its  objective,  its net  asset  value  should  gain
  S&P MIDCAP 400    approximately  twice as much,  on a  percentage  basis,  as the S&P MidCap 400 Index(R)when the   ProFund Advisors LLC
                    Index rises on a given day.  Conversely,  its net asset value should lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P SmallCap 600 Index(R)consists of 600 domestic  stocks chosen for market size,  liquidity,  and industry group  representation.  The
Index comprises stocks from the industrial, utility, financial, and transportation sectors.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Value:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the S&P  SmallCap  600/Barra  Value  Index(R). The S&P
                    SmallCap  600/Barra  Value Index(R)is a market  capitalization  weighted index  comprised of the stocks in the S&P SmallCap  600/Barra Value Index(R)that have  comparatively  low  price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Value  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Growth:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P SmallCap  600/Barra  Growth  Index(R). The S&P
                    SmallCap  600/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in the S&P SmallCap  600/Barra Growth Index(R)that have  comparatively high price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Growth  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The Russell 2000 Index(R)is a measure of small-cap U.S. Stock market  performance.  It is an adjusted market  capitalization  weighted index containing  approximately 2000 of the smallest  companies in the Russell 3000 Index or approximately 8% of the total market  capitalization of the Russell 3000 Index,  which in turn represents  approximately 98% of the investable U.S. equity market.  All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion.  Reconstitution  occurs  annually.  Securities are not replaced if they leave the index.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   RUSSELL 2000     ProFund VP  UltraSmall-Cap:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to twice (200%) the daily  performance  of the Russell  2000(R)Index.  If ProFund VP
                    UltraSmall-Cap  is  successful  in meeting  its  objective,  its net asset  value  should  gain approximately  twice as much, on a percentage  basis, as the Russell 2000 Index(R)when the Index rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
30 Year U.S. Treasury Bond
--------------------------------------------------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP U.S.  Government  Plus: seeks daily  investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that  correspond  to one and  one-quarter  times  (125%) the daily  price  movement of the most recently  issued  30-year U.S.  Treasury  Bond ("Long  Bond").  In  accordance  with its stated
                    objective,  the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest  rates  rise.  If  ProFund  VP U.S.  Government  Plus is  successful  in  meeting  its objective,  its net asset value should gain  approximately  one and one-quarter times (125%) as much,  on a percentage  basis,  as any daily  increase in the price of the Long Bond on a given day.  Conversely,  its net asset value should lose  approximately  one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP Rising Rates Opportunity:  seeks daily investment results, before fees and expenses,   ProFund Advisors LLC
                    that correspond to one and one-quarter  times (125%) the inverse  (opposite) of the daily price movement of the most recently  issued 30-year U.S.  Treasury Bond ("Long Bond").  In accordance with its  stated  objective,  the net  asset  value of  ProFund  VP  rising  Rates  Opportunity generally  should  decrease as interest  rates fall. If ProFund VP Rising Rates  Opportunity is successful  in meeting its  objective,  its net asset value should gain  approximately  one and one-quarter  times as much, on a percentage  basis, as any daily decrease in the Long Bond on a given day.  Conversely,  its net asset value  should  lose  approximately  one and  one-quarter times as much, on a percentage basis, as any daily increase in the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

--------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------

Each  portfolio of the First Defined  Portfolio Fund LLC invests in the securities of a relatively few number of issuers or in a particular sector of the economy.  Since the assets of each  portfolio are invested in a limited number of issuers or a limited sector of the economy, the net asset value of the portfolio may be more susceptible to a single adverse economic,  political or regulatory occurrence.  Certain of the  portfolios  may also be subject to  additional  market risk due to their  policy of  investing  based on an  investment  strategy  and generally not buying or selling  securities in response to market  fluctuations.  Each  portfolio's  relative lack of diversity and limited ongoing management may subject Owners to greater market risk than other portfolios.

The stock selection date for each of the strategy  Portfolios of the First Defined  Portfolio Fund LLC is on or about December 31st of each year. The holdings for each strategy  Portfolio  will be adjusted  annually on or about  December 31st in accordance  with the  Portfolio's investment  strategy.  At that time,  the  percentage  relationship  among the shares of each issuer held by the Portfolio is  established.
Through the next one-year  period that  percentage  will be  maintained  as closely as  practicable  when the  Portfolio  makes  subsequent purchases and sales of the securities.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       First Trust(R)10 Uncommon  Values:  seeks to provide  above-average  capital  appreciation.  The   First Trust Advisors
                    Portfolio  seeks to achieve its  objective  by  investing  primarily  in the ten common  stocks           L.P.
                    selected by the Investment  Policy Committee of Lehman Brothers Inc.  ("Lehman  Brothers") with the assistance of the Research  Department of Lehman  Brothers which, in their opinion have the
      BLEND         greatest  potential for capital  appreciation  during the next year. The stocks included in the
                    Portfolio  are adjusted  annually on or about July 1st in  accordance  with the  selections  of
                    Lehman Brothers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 BLENDED STRATEGY   Target  Managed VIP:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to   First Trust Advisors
                    achieve its objective by investing in common stocks of the most  attractive  companies that are            L.P.
                    identified  by a model based on six  uniquely  specialized  strategies  - The Dowsm DART 5, the
                    European  Target 20,  the  Nasdaq(R)Target 15, the S&P Target 24, the Target  Small Cap and the
                    Value Line(R)Target 25.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    The DowSM  DART 10:  seeks to  provide  above-average  total  return.  The  Portfolio  seeks to   First Trust Advisors
                    achieve its objective by investing in common  stocks  issued by companies  that are expected to           L.P.
                    provide  income and to have the  potential  for capital  appreciation.  The  Portfolio  invests primarily in the common stocks of the ten companies in the DJIA that have the highest  combined dividend yields and buyback ratios on or about the applicable stock selection date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Global Target 15: seeks to provide  above-average  total return. The Portfolio seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to provide income and to have the potential for capital  appreciation.  The Portfolio invests primarily in
                    the common  stocks of the companies  which are  components  of the DJIA,  the  Financial  Times   First Trust Advisors
  GLOBAL EQUITY     Industrial  Ordinary Share Index ("FT Index") and the Hang Seng Index. The Portfolio  primarily           L.P.
                    consists of common stocks of the five  companies  with the lowest per share stock prices of the ten  companies in each of the DJIA, FT Index and Hang Seng Index,  respectively,  that have the highest dividend yield in the respective index on or about the applicable stock selection date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    S&P Target 24: seeks to provide  above-average  total return.  The  Portfolio  seeks to achieve its  objective by investing in common  stocks  issued by companies  that have the potential for
    LARGE CAP       capital  appreciation.  The Portfolio  invests  primarily in the common  stocks of  twenty-four   First Trust Advisors
      GROWTH        companies  selected from a subset of the stocks included in the Standard & Poor's 500 Composite           L.P.
                    Stock Price Index.  The subset of stocks will be taken from each of the eight largest  economic sectors of the S&P 500 Index based on the sector's market capitalization.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       Nasdaq(R)Target  15:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to   First Trust Advisors
                    achieve its objective by investing in common  stocks  issued by companies  that are expected to           L.P.
                    have the potential for capital  appreciation.  The  Portfolio  invests  primarily in the common
      GROWTH        stocks of fifteen companies  selected from a pre-screened  subset of the stocks included in the
                    Nasdaq-100 Index on or about the applicable stock selection date through a multi-step process.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      INTER-        The Prudential  Series Fund,  Inc. - SP William Blair  International  Growth (f/k/a SP Jennison
                    International  Growth):  seeks long-term growth of capital.  The Portfolio invests primarily in equity-related  securities  of foreign  issuers that the  Sub-adviser  thinks will  increase in value over a period of years.  The  Portfolio  invests  primarily  in the common stock of large and  medium-sized  foreign  companies.  Under normal  circumstances,  the Portfolio  invests at least 65% of its total  assets in common  stock of foreign  companies  operating or based in at
 NATIONAL EQUITY    least five different  countries.  The Portfolio  looks  primarily for stocks of companies whose        Prudential
                    earnings are growing at a faster rate than other  companies and that have above average  growth     Investments LLC/
                    in earnings and cash flow, improving profitability,  strong balance sheets, management strength     William Blair &
                    and strong  market  share for its  products.  The  Portfolio  also tries to buy such  stocks at       Company, LLC
                    attractive prices in relation to their growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill  Companies,  Inc. and have been licensed for use by American Skandia Investment Services,  Incorporated.  The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and  Standard & Poor's  makes no  representation  regarding  the  advisability  of investing in the
Portfolio.

"Dow Jones Industrial Averagesm",  "DJIAsm", "Dow Industrialssm",  "The Dowsm", and "The Dow 10sm", are service marks of Dow Jones &
Company,  Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P.  ("First Trust").  The portfolios,  including,  and in particular the Target Managed VIP portfolio and The DowSM DART 10 portfolio,  are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"Standard & Poor's,"  "S&P," "S&P 500,"  "Standard & Poor's 500," and "500" are trademarks of The  McGraw-Hill  Companies,  Inc. and have been  licensed  for use by First  Trust on behalf of the S&P Target 24  Portfolio  and the Target  Managed VIP  Portfolio.  The
Portfolios  are not  sponsored,  endorsed,  managed,  sold or  promoted  by  Standard  &  Poor's  and  Standard  &  Poor's  makes no representation regarding the advisability of investing in the Portfolio.

"The Nasdaq  100(R)",  "Nasdaq-100  Index(R)",  "Nasdaq  Stock  Market(R)",  and  "Nasdaq(R)" are trade or service marks of The Nasdaq Stock
Market,  Inc. (which with its affiliates are the  "Corporations")  and have been licensed for use by First Trust.  The Nasdaq Target
15 Portfolio and Target Managed VIP Portfolio have not been passed on by the  Corporations  as to its legality or  suitability.  The
Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued,  endorsed,  sponsored,  managed, sold or promoted by the
Corporations.  The  Corporations  make no  warranties  and bear no liability  with respect to the Nasdaq  Target 15 Portfolio or the
Target Managed VIP Portfolio.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM  Ranking System" are registered  trademarks of Value
Line  Securities,  Inc. or Value Line  Publishing,  Inc. The Target Managed VIP(R)Portfolio is not  sponsored,  recommended,  sold or promoted by Value Line  Publishing,  Inc.,  Value Line, Inc. or Value Line  Securities,  Inc.  ("Value  Line").  Value Line makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R)10 Uncommon Values  portfolio is not sponsored or created by Lehman  Brothers,  Inc.  ("Lehman  Brothers").  Lehman
Brothers' only  relationship  to First Trust is the licensing of certain  trademarks  and trade names of Lehman  Brothers and of the
"10 Uncommon  Values" which is  determined,  composed and calculated by Lehman  Brothers  without regard to First Trust or the First
Trust(R)10 Uncommon Values portfolio.

Dow Jones has no  relationship  to the ProFunds VP, other than the  licensing of the Dow Jones sector  indices and its service marks for use in  connection  with the ProFunds VP. The ProFunds VP are not  sponsored,  endorsed,  sold, or promoted by Standard & Poor's or NASDAQ,  and neither  Standard & Poor's nor NASDAQ  makes any  representations  regarding  the  advisability  of investing in the
ProFunds VP.

WHAT ARE THE FIXED ALLOCATIONS?
We offer fixed  Allocations of different  durations  during the accumulation  period.  These "Fixed  Allocations"  earn a guaranteed fixed rate of interest for a specified period of time,  called the "Guarantee  Period." In most states,  we offer Fixed  Allocations with  Guarantee  Periods from 1 to 10 years.  We may also offer special  purpose  Fixed  Allocations  for use with certain  optional investment  programs.  We guarantee the fixed rate for the entire  Guarantee  Period.  However,  if you withdraw or transfer Account
Value before the end of the Guarantee Period,  we will adjust the value of your withdrawal or transfer based on a formula,  called a
"Market  Value  Adjustment."  The Market  Value  Adjustment  can either be positive  or  negative,  depending  on the rates that are currently being credited on Fixed  Allocations.  Please refer to the section entitled "How does the Market Value  Adjustment  Work?"
for a  description  of the formula  along with  examples of how it is  calculated.  You may allocate  Account Value to more than one
Fixed Allocation at a time.

Fixed  Allocations  may not be available in all states.  Availability  of Fixed  Allocations  is subject to change and may differ by state and by the annuity product you purchase.  Please call American Skandia at  1-800-680-8920  to determine  availability of Fixed
Allocations in your state and for your annuity product.

FEES AND CHARGES

The charges under the contracts are designed to cover,  in the aggregate,  our direct and indirect  costs of selling,  administering and providing  benefits under the contracts.  They are also  designed,  in the aggregate,  to compensate us for the risks of loss we assume  pursuant to the  contracts.  If, as we expect,  the charges  that we collect  from the  contracts  exceed our total costs in connection  with the  contracts,  we will earn a profit.  Otherwise  we will incur a loss.  The rates of certain of our charges have been set with  reference to estimates of the amount of specific types of expenses or risks that we will incur.  In most cases,  this prospectus  identifies such expenses or risks in the name of the charge;  however, the fact that any charge bears the name of, or is designed  primarily to defray a  particular  expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such  expense or risk.  Nor does it mean that we may not also be  compensated  for such  expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent  Deferred  Sales Charge:  We do not deduct a sales charge from Purchase  Payments you make to your Annuity.  However,  we may deduct a Contingent  Deferred  Sales Charge or CDSC if you  surrender  your Annuity or when you make a partial  withdrawal.  The
CDSC reimburses us for expenses related to sales and distribution of the Annuity,  including  commissions,  marketing  materials and other  promotional  expenses.  The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable  Annuity Year.  For purposes of  calculating  the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC  decreases  over time,  measured  from the Issue Date of the  Annuity.  The CDSC  percentages  are shown below.

                  ------------------- ----- ------ ----- ------ ------ ----- ------ ----- ------ ----- ------

                  YEARS                1      2     3      4      5     6      7     8      9     10    11+
                  ------------------- ----- ------ ----- ------ ------ ----- ------ ----- ------ ----- ------
                  ------------------- ----- ------ ----- ------ ------ ----- ------ ----- ------ ----- ------

                  CHARGE (%)          9.0    9.0   8.5    8.0    7.0   6.0    5.0   4.0    3.0   2.0    0.0
                  ------------------- ----- ------ ----- ------ ------ ----- ------ ----- ------ ----- ------

The CDSC  period is based on the Issue Date of the  Annuity,  not on the date each  Purchase  Payment  is  applied  to the  Annuity.
Purchase  Payments  applied to the Annuity  after the Issue Date do not have their own CDSC  period.  Under  certain  circumstances, during the first ten (10)  Annuity  Years,  you can  withdraw a limited  amount from your  Annuity  without  paying a CDSC.  This is referred  to as a "Free  Withdrawal."  Free  Withdrawals  are not  treated as a  withdrawal  of Purchase  Payments  for  purposes of calculating  the CDSC on a subsequent  withdrawal  or surrender.  Withdrawals  of amounts  greater than the maximum Free  Withdrawal amount are  treated as a  withdrawal  of  Purchase  Payments  and will be  assessed a CDSC  during  Annuity  Years 1 through 10. For purposes of calculating  the CDSC on surrender or a partial  withdrawal,  the Purchase  Payments being withdrawn may be greater than your  remaining  Account  Value or the  amount of your  withdrawal  request.  This is most  likely  to occur if you have made  prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

We may  waive  the CDSC  under  certain  medically-related  circumstances  or when  taking a Minimum  Distribution  from an  Annuity purchased  as a  "qualified"  investment.  Free  Withdrawals,  Medically-Related  Surrenders  and  Minimum  Distributions  are  each explained more fully in the section entitled "Access to Your Account Value".

Transfer  Fee:  Currently,  you may make twenty (20) free  transfers  between  investment  options each Annuity Year. We will charge
$10.00 for each  transfer  after the  twentieth in each Annuity  Year.  We do not consider  transfers  made as part of a dollar cost averaging  program when we count the twenty free  transfers.  Transfers made as part of a rebalancing,  asset  allocation or similar program  will be  subject to the  twenty-transfer  limit.  However,  all  transfers  made on the same day will be treated as one (1)
transfer.  Renewals or transfers of Account  Value from a Fixed  Allocation  at the end of its  Guarantee  Period are not subject to the Transfer Fee and are not counted toward the twenty free  transfers.  We may reduce the number of free  transfers  allowable each
Annuity Year (subject to a minimum of eight)  without  charging a Transfer Fee unless you make use of  electronic  means to transmit your transfer requests.  We may eliminate the Transfer Fee for transfer requests  transmitted  electronically or through other means that  reduce  our  processing  costs.  If  enrolled  in any  program  that  does not  permit  transfer  requests  to be  transmitted electronically, the Transfer Fee will not be waived.

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $35.00
or 2% of your Account Value invested in the variable  investment  options,  whichever is less. This fee will be deducted annually on the  anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year, the fee is deducted at the time of surrender.  We may increase the Annual  Maintenance  Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax Charges:  Several  states and some  municipalities  charge  premium taxes or similar taxes on annuities  that we are required to pay. The amount of tax will vary from  jurisdiction to jurisdiction  and is subject to change.  The tax charge  currently  ranges up to 3 1/2% of your premium and is designed to  approximate  the taxes that we are  required to pay. We generally  will deduct the charge at the time the tax is imposed,  but may also decide to deduct the charge from each Purchase  Payment at the time of a withdrawal or surrender  of your  Annuity  or at the time you elect to begin  receiving  annuity  payments.  We may  assess a charge  against  the
Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance  Charge:  We deduct an  Insurance  Charge  daily  against the average  daily assets  allocated  to the  Sub-accounts.  The
Insurance  Charge is equal to 0.65% on an annual basis.  The  Insurance  Charge is the  combination  of the Mortality & Expense Risk
Charge  (0.50%)  and the  Administration  Charge  (0.15%).  The  Insurance  Charge is intended to  compensate  American  Skandia for providing the insurance benefits under the Annuity,  including the Annuity's basic death benefit that provides  guaranteed  benefits to your  beneficiaries  even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our  assumptions.  The  charge  also  covers  administrative  costs  associated  with  providing  the  Annuity  benefits,  including preparation of the contract,  confirmation  statements,  annual account statements and annual reports,  legal and accounting fees as well as various related  expenses.  Finally,  the charge covers the risk that our assumptions about the mortality risks and expenses under this Annuity are  incorrect and that we have agreed not to increase  these charges over time despite our actual costs.  We may increase the portion of the total  Insurance  Charge that is deducted for  administrative  costs;  however,  any increase  will only apply to Annuities issued after the date of the increase.

American  Skandia may make a profit on the Insurance  Charge if, over time,  the actual cost of providing the  guaranteed  insurance obligations  under the Annuity are less than the amount we deduct for the  Insurance  Charge.  To the extent we make a profit on the
Insurance  Charge,  such profit may be used for any other  corporate  purpose,  including  payment of other  expenses  that American
Skandia incurs in promoting,  issuing and  administering  the Annuity and to offset a portion of the costs  associated with offering
Credits which are funded  through  American  Skandia's  general  account.  The Insurance  Charge is deducted  against your Annuity's
Account Value,  which  includes the amount of any Credits we apply to your Purchase  Payments and any increases or decreases in your
Account Value based on market  fluctuations of the  Sub-accounts.  Any profit that American Skandia may make on the Insurance Charge may include a profit on the portion of the Account Value that represents  Credits  applied to the Annuity,  as well as profits based on market appreciation of the Sub-account values.

The  Insurance  Charge is not deducted  against  assets  allocated  to a Fixed  Allocation.  However,  the amount we credit to Fixed
Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

Distribution  Charge:  We deduct a  Distribution  Charge  daily  against the  average  assets  allocated  to the  Sub-accounts.  The
Distribution  Charge is equal to 1.00% on an annual  basis in Annuity  Years 1 through  10.  After the end of the first ten  Annuity
Years, the 1.00% charge for  distribution  will no longer be assessed.  The  Distribution  Charge is intended to compensate us for a portion of our acquisition  expenses under the Annuity,  including  promotion and  distribution of the Annuity and costs  associated with offering  Credits which are funded through American  Skandia's  general  account.  The Distribution  Charge is deducted against your  Annuity's  Account  Value,  which  includes the amount of any Credits we apply to your Purchase  Payments and any increases or decreases  in your  Account  Value  based on market  fluctuations  of the  Sub-accounts  will  affect the  charge.  A portion of the proceeds  that  American  Skandia  receives  from the  Distribution  Charge may  include  amounts  based on the  Account  Value that represents Credits applied to the Annuity, as well as amounts based on market appreciation of the Sub-account values.

Optional  Benefits for which we assess a charge solely against the variable  investment  options:  If you elect to purchase  certain optional  benefits,  we will  deduct  an  additional  charge on a daily  basis  solely  from your  Account  Value  allocated  to the
Sub-accounts.  The  additional  charge is included in the daily  calculation of the Unit Price for each  Sub-account.  We may assess charges for other optional  benefits on a different  basis as described  elsewhere in the  prospectus.  Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges directly  against the Portfolios.  However,  each Portfolio  charges a total annual fee comprised of an investment  management  fee,  operating  expenses  and any  distribution  and service  (12b-1)  fees that may apply.  These fees are deducted  daily by each  Portfolio  before it provides  American  Skandia with the net asset value as of the close of business  each day.  More  detailed  information  about fees and  charges  can be found in the  prospectuses  for the  Portfolios.  Please also see
"Service Fees Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted when determining the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge against Account Value allocated to the  Sub-accounts,  we also take into  consideration mortality,  expense,  administration,  profit and other factors in determining  the interest  rates we credit to Fixed  Allocations.
Any CDSC or Tax Charge applies to amounts that are taken from the variable  investment  options or the Fixed  Allocations.  A Market
Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In certain  states,  we are required to pay a tax if and when you exercise  your right to receive  periodic  annuity  payments.  The amount of the tax we must pay will  depend on the  applicable  jurisdiction.  When you  annuitize,  we will  apply a charge of up to
3.5% of your Account  Value,  depending on the applicable  jurisdiction  to cover the tax we must pay. If you select a fixed payment option,  the amount of each fixed payment will depend on the Account  Value of your Annuity when you elected to annuitize.  There is no specific  charge  deducted from these  payments;  however,  the amount of each annuity  payment  reflects  assumptions  about our insurance  expenses.  If you select a variable  payment  option that we may offer,  then the amount of your  benefits  will  reflect changes in the value of your Annuity and will continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate  certain  fees and charges or alter the manner in which the  particular  fee or charge is  deducted.  For example,  we may  reduce  the  amount of the CDSC or the length of time it  applies,  reduce or  eliminate  the amount of the Annual
Maintenance  Fee or reduce the  portion of the total  Insurance  Charge that is deducted  as an  Administration  Charge.  Generally, these types of changes will be based on a reduction to our sales,  maintenance or  administrative  expenses due to the nature of the individual or group  purchasing  the Annuity.  Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities  purchased by an Owner;  (c) the amount of Purchase  Payments or likelihood of additional
Purchase Payments;  and/or (d) other transactions where sales,  maintenance or administrative  expenses are likely to be reduced. We will not discriminate  unfairly between Annuity  purchasers if and when we reduce the portion of the Insurance Charge  attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial  Purchase  Payment:  You must make a minimum initial Purchase  Payment of $10,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial Purchase  Payment provided that,  within the first Annuity Year, you make at least $10,000 in total Purchase Payments.

Where allowed by law,  initial and additional  Purchase  Payments in excess of $1,000,000  require our approval prior to acceptance.
We may apply  certain  limitations  and/or  restrictions  on the Annuity as a condition of our  acceptance,  including  limiting the liquidity  features or the Death Benefit  protection  provided  under the Annuity,  limiting the right to make  additional  Purchase
Payments,  changing the number of transfers  allowable under the Annuity or restricting the  Sub-accounts or Fixed  Allocations that are available.  Other limitations and/or restrictions may apply.

Except as noted below,  Purchase  Payments  must be submitted by check drawn on a U.S.  bank, in U.S.  dollars,  and made payable to
American  Skandia.  Purchase  Payments  may also be  submitted  via 1035  exchange  or  direct  transfer  of  funds.  Under  certain circumstances,  Purchase  Payments may be transmitted to American  Skandia via wiring funds through your  investment  professional's broker-dealer  firm.  Additional  Purchase Payments may also be applied to your Annuity under an arrangement  called "bank drafting"
                      ----------
where you  authorize us to deduct money  directly from your bank account.  We call our bank  drafting  program "Auto Saver".  We may reject any  payment if it is  received  in an  unacceptable  form.  Our  acceptance  of a check is subject to our ability to collect funds.

Age  Restrictions:  The Owner must be age 75 or under as of the Issue Date of the  Annuity.  If the  Annuity is owned  jointly,  the oldest of the Owners must be age 75 or under on the Issue  Date.  If the Annuity is owned by an entity,  the  Annuitant  must be age
75 or under as of the Issue Date.  You should  consider your need to access your Account  Value and whether the Annuity's  liquidity features  will satisfy that need. If you take a  distribution  prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  The  availability  and level of protection of certain  optional  benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

Special Considerations for Purchasers of Bonus or Credit Products
X    This  Annuity  features  an annual  Insurance  Charge of 0.65% and an annual  Distribution  Charge of 1.00%.  We only  deduct  the
     Distribution  Charge during the first 10 years following the effective date of your Annuity.  During the first 10 years, the total asset-based charges on this Annuity are higher than many of our other annuities.
X    The CDSC on this Annuity is higher and is deducted  for a longer  period of time as compared to our other  annuities.  As with any investment  product that  features a CDSC,  you should  consider your need to access your account value during the CDSC period and whether the liquidity  provision under the Annuity will satisfy that need. The CDSC is only deducted if you make a withdrawal that exceeds the free withdrawal amount or choose to surrender your Annuity. If you make a withdrawal or surrender your Annuity and are subject to a CDSC, we do not recover the XTra CreditSM amount.
X    The XTra CreditSM  amount is included in your account value.  However,  American  Skandia may take back the original XTra CreditSM amount applied to your Purchase  Payment if you  "free-look"  your Annuity or within twelve (12) months of having received an XTra
     Credit  amount,  you die or elect to  withdraw  your  Account  Value under the  medically-related  surrender  provision.  In these situations,  your Account Value could be substantially reduced.  However, any investment gain on the XTra CreditSM amount will not be recovered.  Additional  conditions and  restrictions  apply. We do not deduct a CDSC in any situation where we recover the XTra
     CreditSM amount.

Owner, Annuitant and Beneficiary Designations: On your Application, we will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

|X|      Owner:  The  Owner(s)  holds all rights  under the  Annuity.  You may name more than one Owner in which case all  ownership
         -----
       rights are held  jointly.  However,  this  Annuity does not provide a right of  survivorship.  Refer to the Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant is the person we agree to make annuity  payments to and upon whose life we continue to make such
         ---------
       payments.  You must name an Annuitant who is a natural  person.  We do not accept a designation  of joint  Annuitants  during the accumulation  period. Where allowed by law, you may name one or more Contingent  Annuitants.  A Contingent Annuitant will become the Annuitant if the Annuitant  dies before the Annuity Date.  Please refer to the discussion of  "Considerations  for
       Contingent Annuitants" in the Tax Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the  person(s) or entity you name to receive the death  benefit.  If no  beneficiary  is
         -----------
       named the death benefit will be paid to you or your estate.

Your right to make  certain  designations  may be limited if your  Annuity is to be used as an IRA or other  "qualified"  investment that is given  beneficial  tax treatment  under the Code.  You should seek  competent tax advice on the income,  estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner,  Annuitant and  Beneficiary  designations  by sending us a request in writing.  Where allowed by law, such changes will be subject to our acceptance.  Some of the changes we will not accept include, but are not limited to:
|X|      a new  Owner  subsequent  to  the  death  of the  Owner  or  the  first  of  any  joint  Owners  to  die,  except  where  a spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary is the surviving spouse unless you elect an alternative  Beneficiary  designation.  Unless you elect an alternative  Beneficiary  designation,  upon the death of either spousal
Owner,  the surviving  spouse may elect to assume  ownership of the Annuity instead of taking the Death Benefit  payment.  The Death
Benefit  that would have been  payable  will be the new  Account  Value of the  Annuity as of the date of due proof of death and any required  proof of a spousal  relationship.  As of the date the  assumption  is effective,  the  surviving  spouse will have all the rights and  benefits  that would be  available  under the Annuity to a new  purchaser  of the same  attained  age.  For  purposes of determining  any future Death Benefit for the beneficiary of the surviving  spouse,  the new Account Value will be considered as the initial Purchase  Payment.  No CDSC will apply to the new Account Value.  However,  any additional  Purchase  Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the surviving spouse is named as a Contingent  Annuitant,  upon the death of the Annuitant, the  surviving  spouse  will  become the  Annuitant.  No Death  Benefit is payable  upon the death of the  Annuitant.  However,  the
Account  Value  of the  Annuity  as of the  date of due  proof of death of the  Annuitant  (and any  required  proof of the  spousal relationship) will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

If after  purchasing  your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel  period.  This is often  referred  to as a  "free-look."  Depending  on the state in which you purchased your Annuity and, in some states,  if you purchased the Annuity as a replacement  for a prior  contract,  the right to cancel period may be ten (10) days,  twenty-one (21) days or longer,  measured from the time that you received your Annuity.  If you return your Annuity during the  applicable  period,  we will refund your current  Account Value plus any tax charge  deducted.  This amount may be higher or lower than your  original  Purchase  Payment.  Where  required by law, we will return your  current  Account
Value or the amount of your  initial  Purchase  Payment,  whichever  is  greater.  The same  rules may apply to an  Annuity  that is purchased as an IRA. If you return your  Annuity,  we will not return any Credits we applied to your Annuity  based on your Purchase
Payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum  amount that we accept as an additional  Purchase  Payment is $100 unless you  participate in "Auto Saver" or a periodic purchase  payment  program.  We will allocate any additional  Purchase  Payments you make  according to your most recent  allocation instructions,  unless you request new allocations when you submit a new Purchase Payment.  Additional  Purchase Payments may be paid at any time before the Annuity Date.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your Annuity by  authorizing  us to deduct money directly from your bank account and
              ----------
applying  it to your  Annuity.  This type of program is often  called  "bank  drafting".  We call our bank  drafting  program  "Auto
Saver".  Purchase  Payments  made through Auto Saver may only be allocated to the variable  investment  options when  applied.  Bank drafting allows you to invest in your Annuity with a lower initial  Purchase  Payment,  as long as you authorize  payments that will equal at least  $10,000  during  the first 12  months  of your  Annuity.  We may  suspend  or cancel  bank  drafting  privileges  if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified  investments.  If your employer  sponsors such a program, we may agree to accept periodic  Purchase  Payments through a salary  reduction  program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $10,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial Purchase  Payment:  Once we accept your  application,  we invest your net Purchase Payment in the Annuity.  The net Purchase
Payment is your initial  Purchase  Payment minus any tax charges that may apply.  On your  application we ask you to provide us with instructions  for  allocating  your Account  Value.  You can allocate  Account Value to one or more variable  investment  options or
Fixed Allocations.

Subsequent  Purchase Payments:  We will allocate any additional  Purchase Payments you make according to your most recent allocation instructions.  If any rebalancing or asset  allocation  programs are in effect,  the allocation  should conform with such a program.
We assume that your most recent  allocation  instructions  are valid for  subsequent  Purchase  Payments  until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

HOW DO I RECEIVE CREDITS?

We apply a "Credit" to your  Annuity's  Account Value each time you make a Purchase  Payment during the first six (6) Annuity Years.
The amount of the Credit is payable  from our general  account.  The amount of the Credit  depends on the Annuity  Year in which the
Purchase Payment(s) is made, according to the table below:

                                       ------------------------ ----------------------
                                            Annuity Year               Credit
                                       ------------------------ ----------------------
                                       ------------------------ ----------------------
                                                  1                     6.00%
                                                  2                     5.00%
                                                  3                     4.00%
                                                  4                     3.00%
                                                  5                     2.00%
                                                  6                     1.00%
                                                 7+                     0.00%
                                       ------------------------ ----------------------

HOW ARE CREDITS APPLIED TO MY ACCOUNT VALUE?
Each Credit is allocated to your Account  Value at the time the  Purchase  Payment is applied to your Account  Value.  The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

Examples of Applying Credits

Initial Purchase Payment
Assume you make an initial  Purchase  Payment of $10,000.  We would apply a 6.0% Credit to your  Purchase  Payment and  allocate the amount of the Credit ($600 = $10,000 X .06) to your Account Value in the proportion that your Account Value is allocated.

Additional Purchase Payment in Annuity Year 2
Assume that you make an additional  Purchase  Payment of $5,000.  We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

Additional Purchase Payment in Annuity Year 6
Assume  that you make an  additional  Purchase  Payment of  $15,000.  We would  apply a 1.0%  Credit to your  Purchase  Payment  and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.

====================================================================================================================================
The amount of any Credits applied to your Account Value can be recovered by American Skandia under certain circumstances:
====================================================================================================================================
|X|      any Credits  applied to your Account Value on Purchase  Payments made within the 12 months before the date of death will be recovered.

|X|      the amount  available  under the  medically-related  surrender  portion of the  Annuity  will not include the amount of any
     Credits  payable  on  Purchase  Payments  made  within  12 months  of the date the  Annuitant  first  became  eligible  for the medically-related surrender.

|X|      if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any Credits.

The Account Value may be  substantially  reduced if American  Skandia  recovers the XTra CreditSM amount under these  circumstances.
However,  any investment  gain on the XTra CreditSM amount will not be taken back. We do not deduct a CDSC in any situation where we recover the XTra CreditSM amount.  During the first 10 Annuity Years, the total asset-based  charges on this Annuity  (including the
Insurance Charge and the Distribution  Charge) are higher than many of our other annuities,  including other annuities we offer that apply credits to purchase  payments.  After the 10th year, only the Insurance Charge is deducted,  making the Annuity  substantially less expensive than most of our other annuities.
====================================================================================================================================

Examples of Recovering Credits
The following are  hypothetical  examples of how Credits could be recovered by American  Skandia.  These examples do not cover every potential situation.

Recovery from payment of Death Benefits
1.   Assume you purchase your Annuity with an initial  Purchase Payment of $50,000.  You make an additional  Purchase of $10,000 in the
     6th month after the Issue Date. Both of the Purchase Payments received a 6.0% Credit,  for a total of $3,600. If the Death Benefit becomes  payable in the 9th month after the Issue Date,  the amount of the Death  Benefit would be reduced by the entire amount of the prior Credits ($3,600).
2.   Assume you purchase your Annuity with an initial  Purchase Payment of $50,000.  You make an additional  Purchase of $10,000 in the
     6th month after the Issue Date. Both of the Purchase  Payments  received a 6.0% Credit,  for a total of $3,600. If death occurs in the 16th month  after the Issue Date,  the amount of the Death  Benefit  would be reduced but only in the amount of those  Credits applied within the previous  12-months.  Since the initial Purchase Payment (and the Credits that were applied) occurred more than
     12-months  before the date of death,  the Death Benefit  would not be reduced by the amount of the Credits  applied to the initial
     Purchase Payment.  However, the $10,000 additional Purchase Payment was made within 12-months of the date of death. Therefore, the amount of the Death Benefit would be reduced by the amount of the Credits payable on the additional Purchase Payment ($600).
3.   NOTE: If the Death Benefit would otherwise have been equal to the Purchase Payments minus any proportional withdrawals due to poor investment  performance,  we will not reduce the  amount of the Death  Benefit by the amount of the  Credits as shown in Example 2 above.

Recovery from Medically-Related Surrenders

1.   Assume you purchase your Annuity with an initial Purchase Payment of $50,000.  You receive a Credit of $3,000 ($50,000 X .06). The
     Annuitant is diagnosed as terminally ill in the 6th month after the Issue Date and we grant your request to surrender your Annuity under the  medically-related  surrender provision.  Assuming the Credits were applied within 12-months of the date of diagnosis of the terminal illness,  the amount that would be payable under the  medically-related  surrender  provision would be reduced by the entire amount of the Credits ($3,000).
2.   Assume you purchase your Annuity with an initial  Purchase Payment of $50,000.  You make an additional  Purchase of $10,000 in the
     6th month after the Issue Date.  Both of the Purchase  Payments  received a 6.0% Credit,  for a total of $3,600.  The Annuitant is diagnosed as terminally  ill in the 16th month after the Issue Date and we grant your request to surrender  your Annuity under the medically-related  surrender provision.  Since the initial Purchase Payment (and the Credits that were applied) occurred more than
     12-months  before the diagnosis,  the amount that would be payable upon the  medically-related  surrender  provision  would not be reduced by the amount of the Credits applied to the initial Purchase Payment. However, the $10,000 additional Purchase Payment was made within 12-months of the date of diagnosis.  Therefore, the amount that would be payable under the medically-related surrender provision would be reduced by the amount of the Credits payable on the additional Purchase Payment ($600).

General Information about Credits
|X|      We do not consider Credits to be "investment in the contract" for income tax purposes.
|X|      You may not withdraw the amount of any Credits under the Free  Withdrawal  provision.  The Free  Withdrawal  provision only applies to withdrawals of Purchase Payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation  period you may transfer  Account Value between  investment  options.  Transfers are not subject to taxation on any gain.  We  currently  limit the number of  Sub-accounts  you can invest in at any one time to twenty (20).  However,  you can invest in an unlimited  number of Fixed  Allocations.  We may require a minimum of $500 in each  Sub-account  you  allocate  Account
Value to at the time of any  allocation  or transfer.  If you request a transfer  and, as a result of the  transfer,  there would be less than $500 in the Sub-account,  we may transfer the remaining  Account Value in the Sub-account pro rata to the other investment options to which you transferred.

We may  impose  specific  restrictions  on  financial  transactions  for  certain  Portfolios  based on the  Portfolio's  investment restrictions.  Currently,  any purchase,  redemption or transfer  involving the ProFunds VP  Sub-accounts  must be received by us no later than one hour prior to any announced closing of the applicable  securities exchange (generally,  3:00 p.m. Eastern time) to be processed on the current  Valuation  Day. The "cut-off"  time for such  financial  transactions  involving a ProFunds VP Sub-account will be  extended  to1/2hour  prior to any  announced  closing  (generally,  3:30  p.m.  Eastern  time) for  transactions  submitted electronically through American Skandia's Internet website (www.americanskandia.prudential.com).

Currently,  we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year,  including transfers made as part of any rebalancing,  asset  allocation or similar program which you have authorized.  Transfers made as part of a dollar cost averaging program do not count toward the twenty free transfer  limit.  Renewals or transfers of Account Value from a Fixed  Allocation at the end of its  Guarantee  Period are not subject to the transfer  charge.  We may reduce the number of free  transfers  allowable  each
Annuity Year (subject to a minimum of eight)  without  charging a Transfer Fee unless you make use of  electronic  means to transmit your transfer requests.  We may eliminate the Transfer Fee for transfer requests  transmitted  electronically or through other means that  reduce  our  processing  costs.  If  enrolled  in any  program  that  does not  permit  transfer  requests  to be  transmitted electronically, the Transfer Fee will not be waived.

Once you have made 20 transfers  among the  Sub-accounts  during an Annuity Year,  we will accept any  additional  transfer  request during that year only if the request is submitted to us in writing with an original  signature and  otherwise is in good order.  For purposes of this 20 transfer limit, we (i) do not view a facsimile  transmission as a "writing",  (ii) will treat multiple  transfer requests  submitted  on the same  business  day as a single  transfer,  and (iii) do not count any  transfer  that  solely  involves
Sub-accounts  corresponding  to any ProFund  Portfolio and/or the AST Money Market  Portfolio,  or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

Frequent  transfers among  Sub-accounts in response to short-term  fluctuations in markets,  sometimes  called "market  timing," can make it very difficult for a Portfolio manager to manage a Portfolio's  investments.  Frequent  transfers may cause the Portfolio to hold more cash than otherwise  necessary,  disrupt management  strategies,  increase  transaction costs, or affect performance.  The
Annuity offers  Sub-accounts  designed for Owners who wish to engage in frequent  transfers  (i.e.,  one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market  Portfolio),  and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

In light of the risks  posed to Owners and other  investors  by  frequent  transfers,  we  reserve  the right to limit the number of transfers in any Annuity  Year for all existing or new Owners and to take the other  actions  discussed  below.  We also reserve the right to limit the number of  transfers in any Annuity  Year or to refuse any  transfer  request for an Owner or certain  Owners if:
(a) we believe that excessive  transfer  activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental  effect on Unit Values or the share prices of the  Portfolios;  or (b) we are informed by a Portfolio  (e.g.,  by the  Portfolio's  portfolio  manager)  that the purchase or redemption  of shares in the  Portfolio  must be restricted  because the
Portfolio  believes the transfer  activity to which such purchase and  redemption  relates  would have a  detrimental  effect on the share  prices of the  affected  Portfolio.  Without  limiting the above,  the most likely  scenario  where either of the above could occur would be if the  aggregate  amount of a trade or trades  represented  a relatively  large  proportion of the total assets of a particular  Portfolio.  In furtherance  of our general  authority to restrict  transfers as described  above,  and without  limiting other actions we may take in the future, we have adopted the following specific restrictions:

o        With  respect to each  Sub-account  (other than the AST Money  Market  Sub-account,  or a  Sub-account  corresponding  to a
         ProFund  Portfolio),  we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account.  If you transfer such amount into a particular  Sub-account,  and within 30 calendar days  thereafter  transfer (the  "Transfer
         Out") all or a portion of that amount into another Sub-account,  then upon the Transfer Out, the former Sub-account becomes restricted  (the  "Restricted  Sub-account").  Specifically,  we will not permit  subsequent  transfers into the Restricted
         Sub-account  for 90 calendar  days after the  Transfer Out if the  Restricted  Sub-account  invests in a  non-international
         Portfolio,  or 180  calendar  days  after the  Transfer  Out if the  Restricted  Sub-account  invests  in an  international
         Portfolio.  For  purposes  of this  rule,  we (i) do not count  transfers  made in  connection  with one of our  systematic programs,  such as asset  allocation  and  automated  withdrawals;  (ii) do not count any  transfer  that  solely  involves
         Sub-accounts  corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio;  and (iii) do not categorize as a transfer the first  transfer that you make after the Issue Date, if you make that transfer  within 30 calendar days after the Issue Date. Even if an amount becomes  restricted  under the foregoing  rules,  you are still free to redeem the amount from your Annuity at any time.
o        We  reserve  the right to  effect  exchanges  on a  delayed  basis  for all  contracts.  That is, we may price an  exchange involving  the  Sub-accounts  on the  business  day  subsequent  to the  business  day on which the  exchange  request  was received.  Before  implementing  such a practice,  we would issue a separate  written  notice to Owners that  explains  the practice in detail.
o        If we deny one or more transfer  requests under the foregoing  rules,  we will inform you or your  investment  professional promptly of the circumstances concerning the denial.
o        We will not implement these rules in jurisdictions  that have not approved contract language  amendments  authorizing us to do so, or may implement  different rules in certain  jurisdictions  if required by such  jurisdictions.  Contract owners in jurisdictions  with such limited  transfer  restrictions,  and contract  owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced  transfer  restrictions,  might make more numerous and frequent  transfers than contract  owners who are subject to such  limitations.  Because  contract owners who are not subject to the same transfer  restrictions  may have the same underlying  mutual fund  portfolios  available to them,  unfavorable  consequences  associated with such frequent  trading within the underlying  mutual fund (e.g.,  greater portfolio  turnover,  higher  transaction  costs, or performance or tax issues) may affect all contract owners.  Similarly, while contracts  managed by an investment  professional or third party  investment  advisor are subject to the restrictions on transfers  between  investment  options that are discussed  above,  if the advisor  manages a number of contracts in the same fashion  unfavorable  consequences  may be associated with management  activity since it may involve the movement of a substantial  portion of an  underlying  mutual fund assets  which may affect all contract  owners  invested in the affected options.  Apart from  jurisdiction-specific  and contract differences in transfer  restrictions,  we will apply these rules uniformly  (including  contracts  managed by an investment  professional or third party investment  advisor),  and will not waive a transfer restriction for any contract owner.

Although our transfer  restrictions are designed to prevent excessive transfers,  they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation  period.  Dollar Cost Averaging  allows you to  systematically  transfer an amount  each month from one  investment  option to one or more other  investment  options.  You can choose to  transfer  earnings only,  principal  plus  earnings  or a flat  dollar  amount.  Dollar  Cost  Averaging  allows you to invest  regularly  each  month, regardless  of the current unit value (or price) of the  Sub-account(s)  you invest in. This enables you to purchase more units when the market  price is low and fewer  units  when the market  price is high.  This may  result in a lower  average  cost of units over time.  However,  there is no guarantee that Dollar Cost  Averaging will result in a profit or protect  against a loss in a declining market.  We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable  investment  options or Fixed  Allocations.  Dollar Cost Averaging from Fixed  Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal  plus  earnings.  If  transferring  principal  plus  earnings,  the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE:  When a Dollar Cost Averaging  program is established  from a Fixed  Allocation,  the fixed rate of interest we credit to your
Account  Value is applied to a declining  balance due to the  transfers of Account  Value to the  Sub-accounts  during the Guarantee
Period.  This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

The Dollar Cost Averaging program is not available if you elect the Guaranteed Return Option PlusSM or Guaranteed Return Option
programs when it involves transfers out of the Fixed Allocations.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation  period,  we offer automatic  rebalancing  among the variable  investment  options you choose.  You can choose to have your Account  Value  rebalanced  quarterly,  semi-annually,  or annually.  On the  appropriate  date,  your  variable investment  options are  rebalanced  to the  allocation  percentages  you request.  For example,  over time the  performance  of the variable  investment  options will differ,  causing your percentage  allocations to shift. With automatic  rebalancing,  we transfer the appropriate amount from the "overweighted"  Sub-accounts to the  "underweighted"  Sub-accounts to return your allocations to the percentages  you request.  If you request a transfer  from or into any variable  investment  option  participating  in the automatic rebalancing  program,  we will assume that you wish to change your rebalancing  percentages as well, and will  automatically  adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum  Account Value of at least $10,000 to enroll in automatic  rebalancing.  All  rebalancing  transfers made on the same day as part of an automatic  rebalancing  program are considered as one transfer when counting the number of transfers each year toward the maximum number of free transfers.  We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER ANY ASSET ALLOCATION PROGRAMS?

Yes.  During  the  accumulation  period,  we may offer  different  asset  allocation  programs  designed  for  American  Skandia  by
Morningstar  Associates,  LLC. Each program is available to Annuity  Owners at no additional  charge.  Each program is designed as a tool to enable you and your  investment  professional  to develop an asset  allocation  program that is  appropriate  for you.  Your investment  professional will help you to complete an investor questionnaire that will help you and your investment  professional to determine  whether  participating  in a program is  appropriate  for you and to determine your  investment  style from which you can choose the available  model  portfolios.  We offer programs  where you and your  investment  professional  choose from the available
Sub-accounts  for each asset  class in the model  portfolio  you have chosen  based on your  answers to the  questionnaire.  You may change your selected  Sub-accounts  at any time. We also offer  programs where the  Sub-accounts  for each asset class in each model portfolio are designated based on an objective  evaluation of the available  Sub-accounts.  If you elect the second type of program, the selected  Sub-accounts within a model portfolio may change periodically.  Under these programs,  assets allocated to the program are  rebalanced  on a periodic  basis based on suggested  changes to the  allocation  percentages  for an asset class within a model portfolio  or based  on  changes  in the  value of the  Sub-accounts.  Each  asset  allocation  program  is  subject  to  additional limitations and restrictions which are more fully described in the enrollment form for the programs.

Asset  allocation  is a  sophisticated  method of  diversification  which  allocates  assets among asset  classes in order to manage investment risk and enhance  returns over the long term.  However,  asset  allocation does not guarantee a profit or protect against a loss.  You are not obligated to  participate  or to invest  according to the program  recommendations.  American  Skandia does not intend to provide any  personalized  investment  advice in connection  with these programs and you should not rely on these programs as providing  individualized  investment  recommendations  to you. The asset allocation  programs do not guarantee better investment results.  We reserve the right to  terminate  or change the asset  allocation  programs at any time.  You should  consult  with your investment professional before electing any asset allocation program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two different  programs for investors who wish to invest in the variable  investment  options but also wish to protect their principal,  as of a specific date in the future.  They are the Balanced  Investment  Program and the Guaranteed  Return Option
PlusSM.  (The  Guaranteed  Return Option  PlusSM (GRO PlusSM) is not yet available in all states.  In those states where GRO Plus is not  available  we offer the  Guaranteed  Return  Option  (GRO).)  Both the  Balanced  Investment  Program and GRO Plus allow you to allocate a portion of your Account Value to the available  variable  investment  options while ensuring that your Account Value will at least equal your  contributions  adjusted for  withdrawals and transfers on a specified  date.  Under GRO Plus,  Account Value is allocated to and  maintained  in Fixed  Allocations  to the extent we, in our sole  discretion,  deem it is necessary to support our guarantee  under the  program.  This  differs  from the  Balanced  Investment  Program  where a set amount is  allocated  to a Fixed
Allocation  regardless of the  performance  of the  underlying  Sub-accounts  or the interest rate  environment  after the amount is allocated to a Fixed Allocation.  Generally,  more of your Account Value will be allocated to the variable  investment options under the GRO Plus program than under the  Balanced  Investment  Program  (although  in periods of poor market  performance,  low interest rates and/or as the option  progresses  to its  maturity  date,  this may not be the case).  You may not want to use either of these programs if you expect to begin taking  annuity  payments  before the program would be completed.  In addition,  as with most return of premium programs,  amounts that are available to allocate to the variable  investment options may be substantially less than they would be if you did not elect a return of premium  program.  This means that,  if investment  experience in the variable  investment options  were  positive,  your Account  Value would grow at a slower rate than if you did not elect a return of premium  program and allocated all of your Account Value to the variable investment options.

Balanced Investment Program
We offer a balanced  investment  program where a portion of your Account Value is allocated to a Fixed  Allocation and the remaining
Account  Value is  allocated  to the  variable  investment  options  that you  select.  When you enroll in the  Balanced  Investment
Program,  you choose the duration that you wish the program to last.  This  determines the duration of the Guarantee  Period for the
Fixed  Allocation.  Based on the fixed rate for the  Guarantee  Period  chosen,  we calculate the portion of your Account Value that must be allocated to the Fixed  Allocation to grow to a specific  "principal  amount" (such as your initial  Purchase  Payment).  We determine  the amount based on the rates then in effect for the Guarantee  Period you choose.  If you continue the program until the end of the Guarantee  Period and make no withdrawals or transfers,  at the end of the Guarantee  Period,  the Fixed  Allocation will have grown to equal the  "principal  amount".  Withdrawals or transfers  from the Fixed  Allocation  before the end of the Guarantee
Period will  terminate the program and may be subject to a Market Value  Adjustment.  You can transfer the Account Value that is not allocated to the Fixed  Allocation  between any of the Sub-accounts  available under the Annuity.  Account Value you allocate to the variable  investment options is subject to market  fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

         Example
         Assume  you invest  $100,000.  You  choose a 10-year  program  and  allocate  a portion  of your  Account  Value to a Fixed
         Allocation  with a 10-year  Guarantee  Period.  The rate for the  10-year  Guarantee  Period is 2.50%*.  Based on the fixed interest rate for the Guarantee  Period chosen,  the factor is 0.781198 for determining how much of your Account Value will be  allocated  to the Fixed  Allocation.  That  means  that  $78,120  will be  allocated  to the Fixed  Allocation  and the remaining  Account Value  ($21,880)  will be allocated to the variable  investment  options.  Assuming that you do not make any  withdrawals  from the Fixed  Allocation,  it will grow to $100,000 at the end of the  Guarantee  Period.  Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*        The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

The Guaranteed Return Option PlusSM (GRO PlusSM)  guarantees that, after a seven-year  period following  commencement of the program
("maturity  date") and on each  anniversary  of the maturity date  thereafter,  the Owner's  Account Value will not be less than the
Account  Value on the  effective  date of the  program.  The program  also  offers the Owner the option to elect a second,  enhanced guarantee  amount at a higher Account Value subject to a separate  maturity period (and its  anniversaries).  The GRO PlusSM program may be appropriate if you wish to protect a principal  amount (called the "Protected  Principal  Value") against market downturns as of a specific date in the future,  but also wish to exercise control of your available  Account Value among the variable  investment options to  participate  in market  experience.  Under the GRO PlusSM  program,  you give us the right to allocate  amounts to Fixed
Allocations  as needed to support the  guarantees  provided.  The  available  Account Value is the amount not allocated to the Fixed
Allocations  to support the  guarantees  provided.  There is a fee  associated  with this program.  See "Living  Benefit  Programs,"
later in this Prospectus, for more information about this program.

DOES MY INVESTMENT PROFESSIONAL HAVE PERMISSION TO MANAGE MY ACCOUNT?
Yes.  Unless you direct  otherwise,  your  investment  professional  may direct the  allocation  of your  Account  Value and request financial  transactions  between investment  options while you are living,  subject to our rules.  Unless you tell us otherwise,  we deem that all transactions  that are directed by your investment  professional  with respect to your Annuity have been authorized by you.  You  must  contact  us  immediately  if and  when  you  revoke  such  authority.  We will not be  responsible  for  acting  on instructions  from your  investment  professional  if you fail to inform us that such person's  authority  has been revoked.  We may also suspend, cancel or limit these privileges at any time.  We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
Yes.  You may engage your own  investment  advisor to manage your  account.  These  investment  advisors may be firms or persons who also are appointed by us, or whose  affiliated  broker-dealers  are appointed by us, as authorized  sellers of the Annuity.  Even if this is the case,  however,  please note that the investment  advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf,  but rather is acting on your  behalf.  We do not offer advice  about how to allocate  your Account  Value under any  circumstance.  As such, we are not responsible  for any  recommendations  such  investment  advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

Any fee that is charged by your  investment  advisor is in addition to the fees and expenses that apply under your  Annuity.  If you authorize  your  investment  advisor to withdraw  amounts  from your  Annuity (to the extent  permitted)  to pay for the  investment advisor's fee, as with any other withdrawal from your Annuity, you may incur adverse tax consequences,  a CDSC and/or a market value adjustment.  Withdrawals  to pay your  investment  advisor  generally will also reduce the level of various living and death benefit guarantees provided (e.g. the withdrawals will reduce  proportionately  the Annuity's  guaranteed minimum death benefit.) We are not a party to the  agreement  you have with your  investment  advisor  and do not verify  that  amounts  withdrawn  from your  annuity, including  amounts  withdrawn to pay for the investment  advisor's fee, are within the terms of your agreement with your  investment advisor.  You will,  however,  receive  confirmations of transactions that affect your Annuity.  If your investment advisor has also acted as your  investment  professional  with  respect to the sale of your  Annuity,  he or she may be  receiving  compensation  for services provided both as an investment  professional and investment advisor.  Alternatively,  the investment advisor may compensate the  investment  professional  from whom you  purchased  your  annuity for the referral  that led you to enter into your  investment advisory  relationship  with the  investment  advisor.  If you are  interested  in the  details  about  the  compensation  that your investment  advisor  and/or your  investment  professional  receive in connection  with your  Annuity,  you should ask them for more details.

We or an affiliate of ours may provide  administrative  support to  licensed,  registered  investment  professionals  or  investment advisors who you authorize to make financial  transactions on your behalf.  We may require  investment  professionals  or investment advisors, who are authorized by multiple contract owners to make financial transactions,  to enter into an administrative  agreement with  American  Skandia as a condition  of our  accepting  transactions  on your behalf.  The  administrative  agreement  may impose limitations on the investment  professional's  or investment  advisor's  ability to request  financial  transactions on your behalf.
These  limitations are intended to minimize the detrimental  impact of an investment  professional  who is in a position to transfer large amounts of money for multiple clients in a particular  Portfolio or type of portfolio or to comply with specific  restrictions or limitations  imposed by a Portfolio(s) of American Skandia.  Contracts  managed by your investment  professional also are subject to the restrictions on transfers between  investment  options that are discussed in the section entitled "ARE THERE  RESTRICTIONS OR
CHARGES ON TRANSFERS BETWEEN  INVESTMENT  OPTIONS?".  Since transfer activity under contracts managed by an investment  professional or third party  investment  advisor may result in unfavorable  consequences to all contract owners invested in the affected  options we reserve the right to limit the  investment  options  available to a particular  Owner whose contract is managed by the advisor or impose other transfer  restrictions we deem necessary.  The  administrative  agreement may limit the available  investment  options, require  advance  notice  of large  transactions,  or  impose  other  trading  limitations  on your  investment  professional.  Your investment  professional  will be informed of all such  restrictions  on an ongoing basis.  We may also require that your investment professional transmit all financial  transactions using the electronic trading functionality  available through our Internet website
(www.americanskandia.prudential.com).  Limitations  that we may impose on your investment  professional or investment  advisor under the terms of the administrative  agreement do not apply to financial  transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?
We credit the fixed  interest  rate to the Fixed  Allocation  throughout  a set period of time called a  "Guarantee  Period."  Fixed
Allocations  currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed  Allocations of different  durations available in the future including Fixed Allocations  offered exclusively for use with certain optional  investment  programs.  Fixed
Allocations  may not be  available  in all states and may not always be  available  for all  Guarantee  Periods  depending on market factors and other considerations.

The interest rate credited to a Fixed  Allocation is the rate in effect when the Guarantee  Period begins and does not change during the  Guarantee  Period.  The rates are an  effective  annual rate of  interest.  We  determine  the  interest  rates for the various
Guarantee  Periods.  At the time that we confirm your Fixed  Allocation,  we will advise you of the interest  rate in effect and the date your Fixed  Allocation  matures.  We may change the rates we credit new Fixed  Allocations  at any time. Any change in interest rate does not affect Fixed  Allocations  that were in effect  before the date of the change.  To inquire as to the current rates for
Fixed Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent permitted by law, we may establish  different  interest rates for Fixed  Allocations  offered to a class of Owners who choose to participate in various optional  investment  programs we make available.  This may include,  but is not limited to, Owners who elect to use Fixed  Allocations  under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment  program (see "Do you offer programs  designed to guarantee a "Return of Premium" at a future date?").  The interest rate credited to Fixed  Allocations  offered to this class of  purchasers  may be different  than those offered to other  purchasers  who choose the same Guarantee  Period but who do not  participate  in an optional  investment  program.  Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for determining the fixed interest rates for Fixed  Allocations.  Generally the interest rates we offer for Fixed  Allocations will reflect the investment  returns available on the types of investments we make to support our fixed rate  guarantees.  These  investment  types may include cash,  debt  securities  guaranteed by the United States  government and its agencies and  instrumentalities,  money market instruments,  corporate debt obligations of different durations,  private placements, asset-backed  obligations  and municipal  bonds. In determining  rates we also consider  factors such as the length of the Guarantee
Period for the Fixed  Allocation,  regulatory  and tax  requirements,  liquidity of the markets for the type of investments we make, commissions,  administrative and investment  expenses,  our insurance risks in relation to the Fixed  Allocations,  general economic trends and competition.  Some of these  considerations  are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit interest on a new Fixed  Allocation in an existing  Annuity at a rate not less than the rate we are then crediting to
Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The  interest  rate we credit  for a Fixed  Allocation  is  subject  to a  minimum.  Please  refer to the  Statement  of  Additional
Information.  In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw  Account  Value from a Fixed  Allocation  more than 30 days before the end of its Guarantee  Period,  we will  adjust the value of your  investment  based on a  formula,  called a "Market  Value  Adjustment"  or "MVA".  The amount of any
Market Value  Adjustment  can be either  positive or negative,  depending on the movement of a combination of Strip Yields on Strips and an  Option-adjusted  Spread (each as defined  below)  between the time that you purchase the Fixed  Allocation  and the time you make a transfer or  withdrawal.  The Market Value  Adjustment  formula  compares the  combination of Strip Yields for Strips and the
Option-adjusted  Spreads  as of the date the  Guarantee  Period  began  with the  combination  of Strip  Yields  for  Strips and the
Option-adjusted  Spreads as of the date the MVA is being  calculated.  In certain  states the amount of any Market Value  Adjustment may be limited under state law or  regulation.  If your Annuity is governed by the laws of that state,  any Market Value  Adjustment that applies will be subject to our rules for complying with such law or regulation.

|X|  "Strips" are a form of security where ownership of the interest  portion of United States  Treasury  securities are separated from ownership of the underlying principal amount or corpus.
|X|  "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|  "Option-adjusted  Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities)  and government  debt  securities of comparable  duration.  We currently use the Merrill Lynch 1 to 10 year Investment
     Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula
The MVA formula is applied  separately  to each Fixed  Allocation  to  determine  the  Account  Value of the Fixed  Allocation  on a
particular date.  The formula is as follows:

                                                    [(1+I) / (1+J+0.0010)]N/365
                                                               where:

                  I is the Strip Yield as of the start date of the Guarantee  Period for coupon Strips  maturing at the end of the  applicable  Guarantee  Period plus the  Option-adjusted  Spread.  If there are no
                  Strips  maturing  at that time,  we will use the Strip  Yield for the Strips  maturing as soon as possible after the Guarantee Period ends.

                  J is the Strip Yield as of the date the MVA formula is being applied for coupon  Strips  maturing at the end of the applicable  Guarantee Period plus the  Option-adjusted  Spread. If there are no
                  Strips  maturing  at that time,  we will use the Strip  Yield for the Strips  maturing as soon as possible after the Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value.  Assume the following:
|X|      On December 31, 2000, you allocate  $50,000 into a Fixed  Allocation with a Guarantee  Period of 5 years (e.g. the Maturity
         Date is December 31, 2005).
|X|      The  Strip  Yields  for  coupon  Strips  beginning  on  December  31,  2000 and  maturing  on  December  31,  2005 plus the
         Option-adjusted Spread is 5.50% (I = 5.50%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw the entire Fixed  Allocation  after exactly three (3)
         years, therefore 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA
Assume  that at the time you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005 plus the
Option-adjusted Spread is 4.00%  (J = 4.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                 MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.041]2 = 1.027078
                                                     Interim Value = $57,881.25
                                 Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA
Assume  that at the time you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005 plus the
Option-adjusted Spread is 7.00% (J = 7.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.071)]2 = 0.970345
                                                     Interim Value = $57,881.25
                                 Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity  Date" for a Fixed  Allocation is the last day of the Guarantee  Period.  Before the Maturity  Date, you may choose to renew the Fixed  Allocation  for a new  Guarantee  Period of the same or  different  length or you may  transfer all or part of that
Fixed Allocation's  Account Value to another Fixed Allocation or to one or more  Sub-accounts.  We will notify you before the end of the  Guarantee  Period  about the fixed  interest  rates that we are  currently  crediting to all Fixed  Allocations  that are being offered.  The rates  being  credited to Fixed  Allocations  may change  before the  Maturity  Date.  We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.

If you do not specify how you want a Fixed  Allocation  to be  allocated  on its Maturity  Date,  we will then  transfer the Account
Value of the Fixed  Allocation to the AST Money Market  Sub-account.  You can then elect to allocate the Account Value to any of the
Sub-accounts or to a new Fixed Allocation.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation  period you can access your Account Value through Partial  Withdrawals,  Systematic  Withdrawals,  and where required for tax  purposes,  Minimum  Distributions.  You can also  surrender  your Annuity at any time.  We may deduct a portion of the Account Value being  withdrawn or surrendered as a CDSC.  The CDSC will be assessed on the amount of Purchase  Payments,  not on the Account  Value at the time of the  withdrawal  or surrender.  If you  surrender  your  Annuity,  in addition to any CDSC, we may deduct the Annual  Maintenance  Fee,  any Tax Charge that  applies  and the charge for any  optional  benefits.  We may also apply a
Market Value  Adjustment to any Fixed  Allocations  being  withdrawn or  surrendered.  Certain  amounts may be available to you each
Annuity Year that are not subject to a CDSC.  These are called "Free  Withdrawals."  In addition,  under certain  circumstances,  we may waive the CDSC for  surrenders  made for qualified  medical  reasons or for  withdrawals  made to satisfy  Minimum  Distribution requirements.  Unless you notify us  differently,  withdrawals  are taken  pro-rata  based on the  Account  Value in the  investment options at the time we receive your withdrawal request.  Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A  distribution  during the  accumulation  period is deemed to come first from any "gain" in your  Annuity and second as a return of your "tax basis",  if any.  Distributions  from your Annuity are generally  subject to ordinary income taxation on the amount of any investment gain unless the distribution  qualifies as a non-taxable  exchange or transfer.  If you take a distribution  prior to the taxpayer's  age 59 1/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the  payment.  The Code and  regulations  have  "exclusionary  rules" that we use to  determine  what portion of each annuity  payment  should be  treated as a return of any tax basis you have in the  Annuity.  Once the tax basis in the  Annuity  has been distributed,  the remaining  annuity payments are taxable as ordinary income.  The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

|X|      To meet  liquidity  needs,  you can withdraw a limited amount from your Annuity during each of Annuity Years 1-10 without a
         CDSC  being  applied.  We call this the "Free  Withdrawal"  amount.  The Free  Withdrawal  amount is not  available  if you choose to surrender your Annuity.  Amounts  withdrawn as a Free  Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity.  The minimum Free Withdrawal you may request is $100.

|X|      You can also make  withdrawals in excess of the Free Withdrawal  amount.  We call this a "Partial  Withdrawal."  The amount that you may  withdraw  will depend on the  Annuity's  Surrender  Value as of the date we process the  withdrawal  request.
         After any Partial  Withdrawal,  your Annuity must have a Surrender  Value of at least  $1,000,  or we may treat the Partial
         Withdrawal request as a request to fully surrender your Annuity.  The minimum Partial Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial  Withdrawals  and  Systematic  Withdrawals,  we will first  determine  what,  if any, amounts  qualify as a Free  Withdrawal.  Those amounts are not subject to the CDSC.  Partial  Withdrawals or Systematic  Withdrawals
of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

You may request a withdrawal  for an exact dollar amount after  deduction of any CDSC that applies  (called a "net  withdrawal")  or request a gross  withdrawal  from which we will deduct any CDSC that applies,  resulting in less money being payable to you than the amount you  requested.  If you request a net  withdrawal,  the amount  deducted  from your Account Value to pay the CDSC may also be subject to a CDSC.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To request the forms  necessary to make a withdrawal  from your  Annuity,  contact our Customer  Service Team at  1-800-680-8920  or visit our Internet Website at www.americanskandia.prudential.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Years 1-10
The maximum  Free  Withdrawal  amount  during  each of Annuity  Years 1 through 10 (when a CDSC would  otherwise  apply to a partial withdrawal or surrender of your initial Purchase  Payment) is 10% of all Purchase  Payments.  We may apply a Market Value Adjustment to any  Fixed  Allocations.  The 10% Free  Withdrawal  amount  is not  cumulative.  If you do not make a Free  Withdrawal  during an
Annuity  Year,  you are not  allowed to carry over the Free  Withdrawal  amount to the next  Annuity  Year.  Withdrawals  of amounts greater  than the maximum  Free  Withdrawal  amount are treated as a  withdrawal  of Purchase  Payments  and will be assessed a CDSC during Annuity Years 1 through 10.

NOTE:  Amounts that you have  withdrawn as a Free  Withdrawal  will not reduce the amount of any CDSC that we deduct if,  during the first ten (10) Annuity Years, you make a partial  withdrawal or choose to surrender the Annuity.  If, during Annuity Years 1 through
10, all Purchase  Payments  withdrawn are subject to a CDSC, then any subsequent  withdrawals will be withdrawn from any gain in the
Annuity, which may include Credits.

Annuity Years 11+
After Annuity Year 10, you can surrender  your Annuity or make a partial  withdrawal  without a CDSC being  deducted from the amount being withdrawn.

Examples

1.   Assume you make an initial  Purchase  Payment of $10,000 and make no additional  Purchase  Payments.  The maximum Free  Withdrawal amount during each of the first ten Annuity Years would be 10% of $10,000, or $1,000.
2.   Assume you make an initial  Purchase  Payment of $10,000 and make an additional  Purchase Payment of $5,000 in Annuity Year 2. The
     maximum Free  Withdrawal  amount  during  Annuity Year 3 through 10 would be 10% of $15,000,  or $1,500.  From Annuity Year 11 and
     thereafter,  you can  surrender  your Annuity or make a partial  withdrawal  without a CDSC being  deducted  from the amount being withdrawn.
3.   Assume you make an initial  Purchase Payment of $10,000 and take a Free Withdrawal of $500 in Annuity Year 2 and $1,000 in Annuity
     Year 3. If you surrender  your Annuity in Annuity Year 5, the CDSC will be assessed  against the initial  Purchase  Payment amount
     ($10,000), not the amount of Purchase Payments reduced by the amounts that were withdrawn under the Free Withdrawal provision.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?
A CDSC may be  assessed  against a Partial  Withdrawal  during the first ten (10)  Annuity  Years.  Whether a CDSC  applies  and the amount to be charged depends on whether the Partial  Withdrawal  exceeds any Free Withdrawal  amount and, if so, the number of years that have elapsed since the Issue Date of the Annuity.

1.   If you request a Partial Withdrawal,  we determine if the amount you requested is available as a Free Withdrawal (in which case it would not be subject to a CDSC);

2.   If the amount requested exceeds the available Free Withdrawal  amount, we determine if a CDSC will apply to the Partial Withdrawal based on the number of years that have elapsed since the Annuity was issued. Any CDSC will only apply to the amount withdrawn that exceeds the Free Withdrawal  amount.  The maximum Free  Withdrawal  amount during each of Annuity Years 1 through 10 is 10% of all
     Purchase Payments.  Withdrawals of amounts greater than the maximum Free Withdrawal amount are treated as a withdrawal of Purchase
     Payments and will be assessed a CDSC.  If,  during  Annuity Years 1 through 10, all Purchase  Payments are withdrawn  subject to a
     CDSC, then any subsequent withdrawals will be withdrawn from any gain in the Annuity, which may include Credits.

     For purposes of calculating the CDSC on a partial  withdrawal,  the Purchase  Payments being withdrawn may be greater than your remaining  Account  Value or the  amount of your  withdrawal  request.  This is most  likely  to occur if you have  made  prior withdrawals  under the Free  Withdrawal  provision  or if your  Account  Value has  declined  in value due to  negative  market performance.

3.   If the amount requested exceeds the amounts available under Item #2 above, we withdraw the remaining amount from any other Account
     Value (including Account Value due to Credits).

|X|      If the Annuity has been in effect for less than ten  complete  years,  a CDSC will be charged on the amount of the Purchase
         Payment being withdrawn, according to the CDSC table.
|X|      If the Annuity has been in effect for more than ten complete years, no CDSC will be charged on the amount being withdrawn.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic  Withdrawals." You can receive  Systematic  Withdrawals of earnings only,  principal plus earnings or a flat dollar  amount.  Systematic  Withdrawals  may be subject to a CDSC. We will  determine  whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.

Systematic  Withdrawals  can be made  from  Account  Value  allocated  to the  variable  investment  options  or Fixed  Allocations.
Generally,  Systematic  Withdrawals  from Fixed  Allocations  are  limited  to  earnings  accrued  after the  program of  Systematic
Withdrawals  begins, or payments of fixed dollar amounts that do not exceed such earnings.  Systematic  Withdrawals are available on a monthly,  quarterly,  semi-annual  or annual basis.  The Surrender  Value of your Annuity must be at least $20,000  before we will allow you to begin a program of Systematic Withdrawals.

The minimum  amount for each  Systematic  Withdrawal is $100. If any  scheduled  Systematic  Withdrawal is for less than $100 (which may occur under a program that  provides  payment of an amount equal to the  earnings in the annuity for the period  requested),  we may  postpone the  withdrawal  and add the expected  amount to the amount that is to be withdrawn on the next  scheduled  Systematic
Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding  vehicle for certain  retirement  plans that receive  special tax treatment under Sections
401,  403(b) or 408 of the Code,  Section  72(t) of the Code may provide an exception to the 10% penalty tax on  distributions  made prior to age 59 1/2if you elect to  receive  distributions  as a series of  "substantially  equal  periodic  payments".  Distributions received under this provision in any Annuity Year that exceed the maximum amount  available as a free  withdrawal will be subject to a CDSC. We may apply a Market Value  Adjustment  to any Fixed  Allocations.  To request a program that complies with Section  72(t), you must provide us with certain  required  information  in writing on a form  acceptable  to us. We may require  advance  notice to allow us to calculate  the amount of 72(t)  withdrawals.  The  Surrender  Value of your Annuity must be at least  $20,000  before we will allow you to begin a program for withdrawals under Section 72(t).  The minimum amount for any such withdrawal is $100.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum Distributions are a type of Systematic  Withdrawal we allow to meet distribution  requirements under Sections 401, 403(b) or
408 of the Code.  Under the Code,  you may be required to begin  receiving  periodic  amounts from your  Annuity.  In such case,  we will allow you to make  Systematic  Withdrawals  in amounts that satisfy the minimum  distribution  rules under the Code.  We do not assess a CDSC on Minimum  Distributions  from your Annuity if you are required by law to take such Minimum  Distributions  from your
Annuity at the time it is taken.  However,  a CDSC may be  assessed  on that  portion of a  Systematic  Withdrawal  that is taken to satisfy the minimum  distribution  requirements in relation to other savings or investment  plans under other  qualified  retirement plans not maintained with American Skandia.

The  amount of the  required  Minimum  Distribution  for your  particular  situation  may  depend  on other  annuities,  savings  or investments.  We will only  calculate  the amount of your  required  Minimum  Distribution  based on the value of your  Annuity.  We require three (3) days advance  written notice to calculate and process the amount of your  payments.  You may elect to have Minimum
Distributions  paid out monthly,  quarterly,  semi-annually  or annually.  The $100 minimum that applies to  Systematic  Withdrawals does not apply to Minimum Distributions.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During the  accumulation  period you can surrender your Annuity at any time.  Upon  surrender,  you will receive the Surrender
Value.  Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

For purposes of  calculating  the CDSC on  surrender,  the Purchase  Payments  being  withdrawn  may be greater than your  remaining
Account Value or the amount of your withdrawal  request.  This is most likely to occur if you have made prior  withdrawals under the
Free  Withdrawal  provision  or if your  Account  Value has  declined in value due to negative  market  performance.  We may apply a
Market Value Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms  necessary  to  surrender  your  Annuity,  contact our Customer  Service  Team at  1-800-680-8920  or visit our
Internet Website at www.americanskandia.prudential.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where  permitted by law, you may request to surrender  your Annuity prior to the Annuity Date without  application  of any CDSC upon occurrence  of a  medically-related  "Contingency  Event".  We may apply a Market Value  Adjustment  to any Fixed  Allocations.  The
amount  payable  will be your  Account  Value  minus:  (a) the  amount of any  Credits  applied  within 12 months of the  applicable
"Contingency  Event" as defined below;  and (b) the amount of any Credits added in conjunction with any Purchase  Payments  received after our receipt of your request for a  medically-related  surrender (i.e.  Purchase  Payments  received at such time pursuant to a salary reduction program).

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:

|X|      the  Annuitant  must have been named or any change of Annuitant  must have been  accepted by us, prior to the  "Contingency
         Event" described below in order to qualify for a medically-related surrender;

|X|      the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
|X|      if the Owner is one or more natural persons, all such Owners must also be alive at such time;
|X|      we must receive  satisfactory  proof of the Annuitant's  confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
|X|      this benefit is not available if the total Purchase  Payments  received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant.

A "Contingency Event" occurs if the Annuitant is:
|X|      first confined in a "Medical Care Facility"  while your Annuity is in force and remains  confined for at least 90 days in a row; or
|X|      first diagnosed as having a "Fatal Illness" while your Annuity is in force.

The definitions of "Medical Care Facility" and "Fatal  Illness," as well as additional  terms and  conditions,  are provided in your
Annuity.  Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments,  variable  payments or adjustable  payments.  Fixed options  provide the same amount with each  payment.  Variable  options  generally  provide a payment which may increase or decrease depending on the investment  performance of the Sub-accounts.  However,  currently,  we also make a variable payment option that has a guarantee  feature.  Adjustable  options  provide a fixed payment that is periodically  adjusted based on current  interest rates.
We do not  guarantee  to make any annuity  payment  options  available in the future  other than those fixed  annuitization  options guaranteed  in your  Annuity.  For  additional  information  on annuity  payment  options you may request a Statement of  Additional
Information.

When you purchase an Annuity,  or at a later date,  you may choose an Annuity Date,  an annuity  option and the frequency of annuity payments.  You may not choose an Annuity  Date that occurs in the first three  Annuity  Years.  You may change your  choices  before the Annuity  Date under the terms of your  contract.  A maximum  Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose.  Certain  annuity  options may not be available  depending on the age of the  Annuitant.  You may not annuitize and receive annuity payments within the first three Annuity Years.

Certain of these annuity options may be available to  Beneficiaries  who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Option 1
--------
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life" (as used in this  section) is the person or persons  upon whose life annuity  payments are based.  No  additional  annuity  payments are made after the death of the key life.  Since no minimum  number of  payments is  guaranteed,  this  option  offers the largest  amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one payment will be payable if the death of the key life occurs before the date the second  payment was due, and no other  payments nor death  benefits  would be payable.  This
Option is currently  available on a fixed or variable basis.  Under this option,  you cannot make a partial or full surrender of the annuity.

Option 2
--------
Payments Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint lifetime of two key lives, and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the survivor's death. No minimum number of payments is  guaranteed  under this option.  It is possible  that only one payment will be payable if the death of all the key lives  occurs  before the date the second  payment was due,  and no other  payments  or death  benefits  would be payable.  This
Option is currently  available on a fixed or variable basis.  Under this option,  you cannot make a partial or full surrender of the annuity.

Option 3
--------
Payments for Life with a Certain  Period:  Under this option,  income is payable  until the death of the key life.  However,  if the key life dies before the end of the period selected (5, 10 or 15 years),  the remaining  payments are paid to the Beneficiary  until the end of such period.  This Option is  currently  available on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this option,  you can request  partial or full surrender of the annuity and receive its then current cash value
(if any) subject to our rules.

Option 4
--------
Fixed Payments for a Certain  Period:  Under this option,  income is payable  periodically  for a specified  number of years. If the payee dies before the end of the specified  number of years,  the remaining  payments are paid to the  Beneficiary  until the end of such period.  Note that under this option,  payments are not based on any assumptions of life  expectancy.  Therefore,  that portion of the  Insurance  Charge  assessed  to cover the risk that key lives  outlive  our  expectations  provides  no  benefit to an Owner selecting this option.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
--------
Variable  Payments for Life with a Cash Value:  Under this  option,  benefits  are payable  periodically  until the death of the key life.  Benefits may  increase or decrease  depending  on the  investment  performance  of the  Sub-accounts.  This option has a cash value that also varies with the  investment  performance  of the  Sub-account.  The cash value  provides a "cushion"  from  volatile investment  performance so that negative investment  performance does not automatically  result in a decrease in the annuity payment each month,  and positive  investment  performance does not  automatically  result in an increase in the annuity payment each month.
The cushion generally  "stabilizes"  monthly annuity payments.  Any cash value remaining on the death of the key life is paid to the
Beneficiary  in a lump sum or as periodic  payments.  Under this option,  you can request  partial or full  surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
--------
Variable  Payments  for Life with a Cash Value and  Guarantee:  Under this  option,  benefits  are payable as described in Option 5;
except that,  while the key life is alive, the annuity payment will not be less than a guaranteed  amount,  which generally is equal
------
to the first annuity  payment.  We charge an additional  amount for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the  Beneficiary  in a lump sum or as periodic  payments.  Under this  option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless  prohibited  by law, we require that you elect either a life annuity or an annuity with a certain  period of at least 5 years if any CDSC would apply were you to  surrender  your  Annuity on the Annuity  Date.  Therefore,  choosing an Annuity Date within ten
(10) years of the Issue Date of the Annuity may limit the available  annuity  payment  options.  Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

If you have not provided us with your Annuity Date or annuity payment option in writing, then:
|X|      the Annuity Date will be the first day of the calendar month  following the later of the  Annuitant's  85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity  payments,  where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed annuity  payments,  you will receive equal  fixed-dollar  payments  throughout the period you select.
The amount of the fixed payment will vary  depending on the annuity  payment  option and payment  frequency  you select.  Generally, the first annuity  payment is determined by  multiplying  the Account  Value,  minus any state premium taxes that may apply,  by the factor  determined  from our table of annuity rates.  The table of annuity rates differs based on the type of annuity chosen and the frequency of payment  selected.  Our rates will not be less than our guaranteed  minimum rates.  These guaranteed  minimum rates are derived from the a2000 Individual  Annuity  Mortality Table with an assumed interest rate of 3% per annum.  Where required by law or regulation,  such annuity  table will have rates that do not differ  according to the gender of the key life.  Otherwise,  the rates will differ according to the gender of the key life.

Variable Annuity Payments
We offer three different  types of variable  annuity payment  options.  The first annuity payment will be calculated  based upon the assumed  investment  return  ("AIR").  You select the AIR before we start to make  annuity  payments.  You will not receive  annuity payments  until you choose an AIR. The remaining  annuity  payments will  fluctuate  based on the  performance  of the  Sub-accounts relative to the AIR, as well as, other  factors  described  below.  The greater the AIR, the greater the first  annuity  payment.  A higher  AIR may result in  smaller  potential  growth in the  annuity  payments.  A lower AIR  results  in a lower  initial  annuity payment.  Within payment options 1-3, if the  Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments  will be the same as the  first  annuity  payment.  If the  Sub-accounts  you  choose  perform  better  than the AIR,  then subsequent  annuity  payments will be higher than the first annuity  payment.  If the Sub-accounts you choose perform worse than the
AIR,  then  subsequent  annuity  payments  will be lower  than the  first.  Within  payment  options 5 and 6, the cash value for the
Annuitant  (while alive) and a variable  period of time during which  annuity  payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts  relative to the AIR; however,  subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         -----------------
         We calculate each annuity  payment amount by multiplying  the number of units  scheduled to be redeemed under a schedule of units for each  Sub-account by the Unit Value of each  Sub-account  on the annuity  payment date. We determine the schedule of units  based on your  Account  Value  (minus any  premium  tax that  applies)  at the time you elect to begin  receiving annuity  payments.  The  schedule  of units will vary  based on the  annuity  payment  option  selected,  the length of any certain  period  (if  applicable),  the  Annuitant's  age and  gender  (if  annuity  payments  are due for the  life of the
         Annuitant) and the Unit Value of the  Sub-accounts  you initially  selected on the Issue Date. The calculation is performed for each Sub-account,  and the sum of the Sub-account  calculations  equals the amount of your annuity payment.  Other than to fund annuity  payments,  the number of units allocated to each Sub-account will not change unless you transfer among the
         Sub-accounts or make a withdrawal (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|      Stabilized Variable Payments (Option 5)
         ----------------------------
         This option provides  guaranteed  payments for life, a cash value for the Annuitant  (while alive) and a variable period of time during which  annuity  payments  will be made whether or not the  Annuitant is still alive.  We calculate  the initial
                                                                                                                             -------
         annuity  payment amount by multiplying  the number of units  scheduled to be redeemed under a schedule of units by the Unit
         Values  determined on the  annuitization  date. The schedule of units is established for each Sub-account you choose on the annuitization date based on the applicable  benchmark rate,  meaning the AIR, and the annuity factors.  The annuity factors reflect our assumptions  regarding the costs we expect to bear in guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate, the annuitant's  attained age and gender (where  permitted).  Unlike variable  payments
         (described  above)  where each  payment  can vary based on  Sub-account  performance,  this  payment  option  cushions  the immediate  impact of  Sub-account  performance  by adjusting the length of the time during which  annuity  payments will be made whether or not the  Annuitant  is alive while  generally  maintaining  a level  annuity  payment  amount.  Sub-account performance that exceeds a benchmark rate will generally  extend this time period,  while  Sub-account  performance that is less than a benchmark  rate will  generally  shorten the period.  If the period  reaches  zero and the  Annuitant  is still alive,  Annuity  Payments  continue,  however,  the annuity payment amount will vary depending on Sub-account  performance, similar to conventional variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         ------------------------------------------------------
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments  (described above).
         In addition to the  stabilization  feature,  this option also  guarantees that variable  annuity  payments will not be less than the initial annuity payment amount regardless of Sub-account performance.  The AIR for this option is 3%.

The variable  annuity payment options are described in greater detail in a separate  prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable annuity payment option available.  Adjustable  annuity payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment amount is adjusted upward or downward  depending on the rate we are currently  crediting to annuity  payments.  The  adjustment in the annuity  payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

LIVING BENEFIT PROGRAMS

DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

American Skandia offers three different optional  benefits,  for an additional  charge,  that can provide investment  protection for
Owners while they are alive.  Notwithstanding  the additional  protection  provided under the optional Living Benefit Programs,  the additional  cost has the impact of reducing net  performance  of the  investment  options.  Each optional  benefit offers a distinct type of guarantee,  regardless of the performance of variable investment  options,  that may be appropriate for you depending on the manner in which you intend to make use of your annuity  while you are alive.  Depending on which  optional  benefit you choose,  you can have substantial flexibility to invest in variable investment options while:
|X|      protecting a principal amount from decreases in value as of specified future dates;
|X|      taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time; or
|X|      guaranteeing  a minimum amount of growth will be applied to your  principal,  if it is to be used as the basis for lifetime income payments beginning after a waiting period.

Below is a brief summary of the three "living  benefits" that American Skandia offers.  Please refer to the benefit  description for a complete  description of the terms,  conditions and limitations of each optional benefit.  You should consult with your investment professional  to determine if any of these optional  benefits may be appropriate  for you based on your financial  needs.  There are many factors to consider,  but we note that among them you may want to evaluate the tax  implications of these different  approaches to meeting your needs,  both between these  benefits and in comparison to other  potential  solutions to your needs (e.g.  comparing the tax implications of the withdrawal benefit and annuity payments).

I.       The Guaranteed  Return Option PlusSM (GRO PlusSM)  guarantees  that, after a seven-year  period following  commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter,  the Owner's Account Value will not be less than the Account Value on the effective  date of the program.  The program also offers the Owner the option to elect a second, enhanced  guarantee amount at a higher Account Value subject to a separate  maturity period (and its  anniversaries).  The GRO
         PlusSM program may be appropriate if you wish to protect a principal amount (called the "Protected  Principal  Value") against market downturns as of a specific date in the future,  but also wish to exercise  control by allocating and transferring  your available  Account Value among the variable  investment  options to  participate  in market  experience.  Under the GRO PlusSM program,  you give us the right to allocate  amounts to Fixed  Allocations as needed to support the guarantees  provided.  The available  Account Value that may be allocated among your variable  investment  options are those amounts not allocated to the
         Fixed Allocations to support the guarantees provided.

II.      The Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the Owner's ability to make cumulative withdrawals over time equal to an initial principal value (called the "Protected Withdrawal Value"),  regardless of decreases in your Account Value due to market losses.  The GMWB program may be appropriate if you intend to make periodic  withdrawals  from your Annuity and wish to ensure that market  performance  will not affect your ability to receive  guaranteed  minimum  withdrawals.  Taking  income as withdrawals,  rather than annuity  payments,  may be less tax efficient for  non-qualified  uses of the Annuity,  but provides greater control over the timing and amount of withdrawals during the accumulation  period, as well as continuing the Annuity's other benefits, such as the death benefit.

III.     The Guaranteed  Minimum Income Benefit (GMIB) guarantees the Owner's ability,  after a minimum  seven-year  waiting period, to begin receiving income from the Annuity in the form of annuity payments based on your total Purchase Payments (and any Credits applied to such Purchase  Payments)  under the contract and an annual increase of 5% on such Purchase  Payments,  adjusted for withdrawals,  regardless of the impact of market performance on your Account Value. The GMIB program may be appropriate if you anticipate  using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income  payments  will be  calculated  will  achieve at least a minimum  amount  despite fluctuations in market performance.

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)

------------------------------------------------------------------------------------------------------------------------------------
The Guaranteed  Return Option Plus described below is only being offered in those  jurisdictions  where we have received  regulatory approval,  and will be offered  subsequently in other  jurisdictions  when we receive  regulatory  approval in those  jurisdictions.
Certain terms and  conditions may differ between  jurisdictions  once approved.  The program can be elected by new purchasers on the
Issue Date of their  Annuity,  and can be elected by existing  Annuity  Owners on either the  anniversary of the Issue Date of their
Annuity or on a date other than that  anniversary,  as  described  below under  "Election of the  Program".  The  Guaranteed  Return
Option Plus is not  available  if you elect the  Guaranteed  Return  Option  program (and it is currently  active),  the  Guaranteed
Minimum  Withdrawal  Benefit rider, the Guaranteed Minimum Income Benefit rider, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
------------------------------------------------------------------------------------------------------------------------------------

We offer a program that,  after a seven-year  period  following  commencement of the program (we refer to the end of that period and any applicable  subsequent  period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect,  guarantees  your Account Value will not be less than your Account  Value on the  effective  date of your program
(called the  "Protected  Principal  Value").  The program also offers you the  opportunity  to elect a second,  enhanced  guaranteed amount at a later date if your Account Value has increased,  while  preserving the  guaranteed  amount  established on the effective date of your program.  The enhanced  guaranteed amount (called the "Enhanced  Protected  Principal Value")  guarantees that, after a separate period  following  election of the enhanced  guarantee and on each  anniversary  thereafter  while this enhanced  guarantee amount  remains in effect,  your Account Value will not be less than your Account  Value on the  effective  date of your election of the enhanced guarantee.

The program  monitors your Account Value daily and, if necessary,  systematically  transfers  amounts  between  variable  investment options you choose and Fixed  Allocations used to support the Protected  Principal  Value(s).  The program may be appropriate if you wish to protect a principal  amount  against  market  downturns as of a specific date in the future,  but also wish to invest in the variable  investment  options to  participate  in market  performance.  There is an  additional  charge if you elect the  Guaranteed
Return Option Plus program.

The  guarantees  provided by the program  exist only on the  applicable  maturity  date(s) and on each  anniversary  of the maturity date(s)  thereafter.  However,  due to the ongoing  monitoring  of your Account  Value and the transfer of Account Value between the variable  investment  options and the Fixed  Allocations to support our future  guarantees,  the program may provide some protection from  significant  market  losses if you choose to surrender the Annuity or begin  receiving  annuity  payments  prior to a maturity date.  For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

|X|      Base Guarantee: Under the base guarantee,  American Skandia guarantees that on the maturity date and on each anniversary of the maturity  date  thereafter  that the program  remains in effect,  your Account Value will be no less than the Protected
         Principal Value. On the maturity date and on each  anniversary  after the maturity date that the program remains in effect, if your Account  Value is below the Protected  Principal  Value,  American  Skandia will apply  additional  amounts to your
         Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

|X|      Enhanced  Guarantee:  On any anniversary  following  commencement of the program,  you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee,  American Skandia guarantees that at the end of a specified period following the election of the enhanced  guarantee (also referred to as its "maturity  date"),  and on each anniversary of the maturity date thereafter that the enhanced  guaranteed amount remains in effect, your Account Value will be no less than the Enhanced  Protected  Principal Value. You can elect an enhanced  guarantee more than once;  however,  a subsequent  election  supersedes the prior election of an enhanced  guarantee.  Election of an enhanced  guarantee does not impact the base guarantee.  In addition, you may elect an "auto step-up" feature that will automatically increase your base guarantee (or enhanced  guarantee,  if previously  elected) on each  anniversary  of the program (and create a new maturity period for the new enhanced  guarantee) if the Account Value as of that anniversary exceeds the existing base guarantee (or enhanced guarantee,  if previously  elected) by 7% or more. You may also elect to terminate an enhanced  guarantee.  If you elect to terminate  the enhanced  guarantee,  the base  guarantee  will remain in effect.  If you have elected the enhanced guarantee,  on the  guarantee's  maturity date and on each  anniversary of the maturity date  thereafter  that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, American Skandia
         will apply  additional  amounts to your Annuity from its general  account to increase your Account Value to be equal to the
         Enhanced Protected Principal Value.

Any amounts added to your Annuity to support our  guarantees  under the program will be applied to any Fixed  Allocations  first and then to the  sub-accounts pro rata, based on your most recent  allocation  instructions in accordance with the allocation  mechanism we use under the  program.  We will notify you of any amounts  added to your  Annuity  under the  program.  If our  assumptions  are correct and the operations  relating to the  administration of the program work properly,  we do not expect that we will need to add additional  amounts  to the  Annuity.  The  Protected  Principal  Value is  referred  to as the "Base  Guarantee"  and the  Enhanced
Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity
Withdrawals  from your  Annuity,  while the program is in effect,  will reduce the base  guarantee  under the program as well as any enhanced  guarantee.  Cumulative  annual  withdrawals  up to 5% of the Protected  Principal  Value as of the  effective  date of the program  (adjusted  for any  subsequent  Purchase  Payments  and any  Credits  applied to such  Purchase  Payments)  will reduce the applicable  guaranteed amount by the actual amount of the withdrawal (referred to as the  "dollar-for-dollar  limit"). If the amount withdrawn is greater than the dollar-for-dollar  limit, the portion of the withdrawal equal to the  dollar-for-dollar  limit will be treated as  described  above,  and the  portion of the  withdrawal  in excess of the  dollar-for-dollar  limit will  reduce the base guarantee and the enhanced  guarantee  proportionally,  according to the formula as described in the rider for this benefit (see the examples  of this  calculation  below).  Withdrawals  will be taken  pro-rata  from the  variable  investment  options and any Fixed
Allocations up to growth and thereafter pro rata solely from the variable  investment  options.  Withdrawals  will be subject to all other provisions of the Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

Charges  for other  optional  benefits  under the  Annuity  that are  deducted  as an annual  charge in arrears  will not reduce the applicable  guaranteed  amount under the  Guaranteed  Return Option Plus program,  however,  any partial  withdrawals  in payment of charges for any third party  investment  advisory  service will be treated as withdrawals and will reduce the applicable  guaranteed amount.

The following examples of  dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the GRO PlusSM  program are October 13,  2003;  2.) an initial  Purchase  Payment of $250,000  (includes  any  Credits);  3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal  is taken on November 29, 2003 (in the first  Annuity  Year).  No prior  withdrawals  have been taken.  As the amount withdrawn is less than the Dollar-for-dollar Limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The  remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 18, 2003 (still within the first Annuity  Year).  The Account Value  immediately before the withdrawal is $180,000.  As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o        the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
     The resulting base guarantee amount is: $237,500 x ( 1 - $7,500 / $177,500), or $227,464.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A  $10,000  withdrawal  is  made  on  December  19,  2004  (second  Annuity  Year).  The  Remaining  Limit  has  been  reset  to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
o        The Remaining  Limit for the balance of the second  Annuity Year is also reduced by the amount  withdrawn  (from $12,500 to
         $2,500).

KEY FEATURE - Allocation of Account Value
Account Value is transferred to and maintained in Fixed  Allocations to the extent we, in our sole discretion,  deem it is necessary to support our  guarantee(s)  under the program.  We monitor  fluctuations  in your Account  Value each business day, as well as the prevailing  interest rates on Fixed Allocations,  the remaining  duration(s) until the applicable maturity date(s) and the amount of
Account Value allocated to Fixed  Allocation(s)  relative to a "reallocation  trigger",  which determines whether Account Value must be transferred to or from Fixed  Allocation(s).  While you are not notified when your Account Value reaches a reallocation  trigger, you will  receive a  confirmation  statement  indicating  the  transfer of a portion of your  Account  Value either to or from Fixed
Allocation(s).

|X|      If your Account Value is greater than or equal to the reallocation  trigger,  your Account Value in the variable investment options will remain  allocated  according to your most recent  instructions.  If a portion of Account Value was  previously allocated to a Fixed  Allocation  to support the  applicable  guaranteed  amount,  all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable  investment  options pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A
         Market Value  Adjustment  will apply when we reallocate  Account Value from a Fixed  Allocation to the variable  investment options, which may result in a decrease or increase in your Account Value.

|X|      If your Account Value is less than the  reallocation  trigger,  a portion of your Account Value in the variable  investment options will be transferred  from your variable  investment  options pro rata according to your  allocations to a new Fixed
         Allocation(s) to support the applicable  guaranteed amount. The new Fixed  Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable  maturity  date(s).  The Account Value allocated to the new Fixed  Allocation(s)
         will be  credited  with the fixed  interest  rate(s)  then being  credited  to a new Fixed  Allocation(s)  maturing  on the applicable  maturity date(s) (rounded to the next highest yearly duration).  The Account Value will remain invested in each applicable Fixed Allocation  until the applicable  maturity date unless,  at an earlier date, your Account Value is greater than or equal to the reallocation  trigger and,  therefore,  amounts can be transferred to the variable  investment options while maintaining the guaranteed protection under the program (as described above).

====================================================================================================================================
If a  significant  amount of your  Account  Value is  systematically  transferred  to Fixed  Allocations  to support  the  Protected
Principal Value and/or the Enhanced Protected  Principal Value during periods of market declines,  low interest rates, and/or as the program nears its maturity date,  less of your Account Value may be available to  participate  in the  investment  experience of the variable  investment  options if there is a subsequent  market  recovery.  During  periods  closer to the maturity  date of the base guarantee or any enhanced  guarantee,  or any anniversary of such maturity date(s), a significant  portion of your Account Value may be  allocated  to Fixed  Allocations  to  support  any  applicable  guaranteed  amount(s).  If your  Account  Value is less than the reallocation  trigger and new Fixed  Allocations  must be established  during  periods where the interest  rate(s) being credited to such Fixed  Allocations is low, a larger  portion of your Account Value may need to be  transferred to Fixed  Allocations to support the  applicable  guaranteed  amount(s),  causing  less of your  Account  Value to be  available  to  participate  in the  investment experience of the variable investment options.
====================================================================================================================================

Separate Fixed  Allocations  may be established in support of the Protected  Principal  Value and the Enhanced  Protected  Principal
Value (if elected).  There may also be  circumstances  when a Fixed  Allocation will be established only in support of the Protected
Principal Value or the Enhanced  Protected  Principal  Value. If you elect an enhanced  guarantee,  it is more likely that a portion of your Account  Value may be allocated to Fixed  Allocations  and will remain  allocated for a longer period of time to support the
Enhanced  Protected  Principal Value, even during a period of positive market  performance  and/or under  circumstances  where Fixed
Allocations  would not be necessary to support the  Protected  Principal  Value.  Further,  there may be  circumstances  where Fixed
Allocations  in support of the Protected  Principal  Value or Enhanced  Protected  Principal  Value are  transferred to the variable investment options differently than each other because of the different guarantees they support.

American  Skandia uses an allocation  mechanism based on assumptions of expected and maximum market  volatility,  interest rates and time left to the maturity of the program to determine the reallocation  trigger.  The allocation  mechanism is used to determine the allocation of Account Value between Fixed  Allocations  and the  Sub-accounts  you choose.  American  Skandia  reserves the right to change the allocation  mechanism and the  reallocation  trigger at its  discretion,  subject to regulatory  approval where required.
Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The  Guaranteed  Return  Option Plus  program can be elected at the time that you  purchase  your  Annuity,  or on any  business day thereafter (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity,  the program will be effective as of the business day that we receive the required  documentation in good order at our home office,  and the guaranteed amount will be based on your Account Value as of that date. If you  previously  elected the  Guaranteed  Return Option program and wish to elect the Guaranteed  Return Option Plus program,  your prior  Guaranteed  Return Option  program will be  terminated.  Termination of the
Guaranteed  Return Option for the purpose of electing the Guaranteed  Return Option Plus,  will be treated as any other  termination of the Guarantee Return option (see below),  including the termination of any guaranteed  amount,  and application of any applicable market value  adjustment  when  amounts are  transferred  to the variable  investment  options as a result of the  termination.  The
Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

Termination of the Program
The Annuity Owner can elect to terminate the enhanced  guarantee but maintain the  protection  provided by the base  guarantee.  The
Annuity Owner also can terminate the  Guaranteed  Return Option Plus program  entirely.  An Annuity Owner who terminates the program entirely can  subsequently  elect to  participate  in the program again (based on the Account Value on that date) by furnishing  the documentation we require.  In a rising market,  an Annuity Owner could,  for example,  terminate the program on a given business day and two weeks later  reinstate  the program  with a higher base  guarantee  (and a new  maturity  date).  However,  your  ability to reinstate  the program is limited by the  following:  (A) in any  Annuity  Year,  we do not permit  more than two program  elections
(including  any election made  effective on the Annuity  issue date and any election  made by a surviving  spouse) and (B) a program reinstatement  cannot be effected on the same  business day on which a program  termination  was  effected.  Upon  termination,  any
Account Value in the Fixed Allocations will be transferred to the variable  investment  options pro rata based on the Account Values in such variable  investment  options,  or in accordance with any effective asset allocation program. A market value adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date  Account  Value is applied  to begin  annuity  payments;  or (c) upon full  surrender  of the  Annuity.  If you elect to terminate the program,  the Guaranteed  Return Option Plus will no longer  provide any  guarantees.  The surviving  spouse may elect the benefit at any time,  subject to the limitations  described above,  after the death of the Annuity Owner. The surviving spouse's election  will be effective on the business  day that we receive the required  documentation  in good order at our home office,  and the Account Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option Plus program will no longer be deducted from your Account  Value upon  termination  of the program.

Special Considerations under the Guaranteed Return Option Plus
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon inception of the program,  100% of your Account Value must be allocated to the variable  investment  options. No Fixed
         Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.

|X|      Annuity Owners cannot allocate any portion of Purchase Payments  (including any Credits applied to such Purchase  Payments)
         or transfer Account Value to or from a Fixed Allocation while  participating in the program,  and cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a variable investment option.
|X|      Additional  Purchase  Payments  (including any Credits applied to such Purchase  Payments) applied to the Annuity while the program is in effect will increase the applicable  guarantee amount by the actual amount of the Purchase Payment;  however, all or a portion of any  additional  Purchase  Payments  (including any credits  applied to such Purchase  Payments) may be allocated by us to Fixed Allocations to support the additional amount guaranteed.
|X|      Transfers  from Fixed  Allocations  made as a result of the  operation  of the program  will be subject to the Market Value
         Adjustment  formula under the Annuity;  however,  the 0.10% "cushion" feature of the formula will not apply. A Market Value
         Adjustment may be either  positive or negative.  Transfer  amounts will be taken from the most recently  established  Fixed
         Allocation.

|X|      Transfers from the Sub-accounts to Fixed Allocations or from Fixed  Allocations to the Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts applied to your Account Value by American  Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.

|X|      If a significant  amount of your Account Value is systematically  transferred to Fixed Allocations to support the Protected
         Principal  Value and/or the  Enhanced  Protected  Principal  Value you will have less of your  Account  Value  available to allocate to the  sub-accounts,  thereby  limiting  your ability to  participate  the  sub-account  investment  performance.
         Systematic  transfers to the Fixed  Allocations and instances where Account Value remains in the Fixed Allocations are more likely to occur in periods where the sub-accounts have inadequate investment experience,  in low interest rate environments and as the program  nears the maturity  date.  To the extent that  amounts  remain in the Fixed  Allocations,  they will be unavailable to participate in the variable investment options if there is a subsequent market recovery.
|X|      Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
|X|      As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.
|X|      We currently  limit the variable  investment  options in which you may allocate  Account Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment  option to an eligible  investment option.  Should we prohibit  access to any  investment  option,  any  transfers  required to move Account Value to eligible investment  options will not be counted in  determining  the number of free  transfers  during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average daily net assets of the  sub-accounts for  participation  in the Guaranteed  Return
Option Plus program.  The annual charge is deducted  daily.  Account Value allocated to Fixed  Allocations  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia for:  (a) the risk that your  Account  Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED RETURN OPTION (GRO)

------------------------------------------------------------------------------------------------------------------------------------
The  Guaranteed  Return Option  described  below is offered only in those  jurisdictions  where we have not yet received  regulatory approval for the  Guaranteed  Return  Option Plus as of the date the election of the option is made.  Certain  terms and  conditions may differ  between  jurisdictions.  The program can be elected by new  purchasers  on the Issue Date of their  Annuity,  and can be elected by  existing  Annuity  Owners on either  the  anniversary  of the Issue  Date of their  Annuity or on a date other than that anniversary,  as described  below under  "Election of the Program".  The Guaranteed  Return Option is not available if you elect the
GRO Plus Rider, the Guaranteed  Minimum  Withdrawal  Benefit rider,  the Guaranteed  Minimum Income Benefit rider or the Dollar Cost
Averaging program if it involves transfers out of the Fixed Allocations.
------------------------------------------------------------------------------------------------------------------------------------

We offer a program that,  after a seven-year  period  following  commencement  of the program (we refer to the end of that period as the "maturity  date")  guarantees  your Account Value will not be less than your Account Value on the effective date of your program
(called the "Protected Principal Value").

The program  monitors your Account Value daily and, if necessary,  systematically  transfers  amounts  between  variable  investment options you choose and the Fixed  Allocation used to support the Protected  Principal  Value.  The program may be appropriate if you wish to protect a principal  amount  against  market  downturns as of a specific date in the future,  but also wish to invest in the variable  investment  options to  participate  in market  performance.  There is an  additional  charge if you elect the  Guaranteed
Return Option program.

The guarantees provided by the program exist only on the applicable  maturity date.  However,  due to the ongoing monitoring of your
Account  Value and the transfer of Account  Value between the variable  investment  options and the Fixed  Allocation to support our future guarantee,  the program may provide some protection from significant  market losses if you choose to surrender the Annuity or begin  receiving  annuity  payments prior to a maturity  date.  For this same reason,  the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value
|X|      Under the GRO option,  American  Skandia  guarantees that on the maturity date, your Account Value will be no less than the
         Protected  Principal  Value. On the maturity date if your Account Value is below the Protected  Principal  Value,  American
         Skandia will apply  additional  amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

Any amounts  added to your Annuity to support our  guarantees  under the program will be applied to the Fixed  Allocation  first and then to the  Sub-accounts pro rata, based on your most recent  allocation  instructions in accordance with the allocation  mechanism we use under the  program.  We will notify you of any amounts  added to your  Annuity  under the  program.  If our  assumptions  are correct and the operations  relating to the  administration of the program work properly,  we do not expect that we will need to add additional amounts to the Annuity.  The Protected  Principal Value is generally referred to as the "Guaranteed  Amount" in the rider we issue for this benefit.

KEY FEATURE - Allocation of Account Value
Account  Value is  transferred  to and  maintained  in a Fixed  Allocation  to the  extent  we, in our sole  discretion,  deem it is necessary to support our guarantee  under the program.  We monitor  fluctuations in your Account Value each business day, as well as the prevailing  interest rates on the Fixed Allocation,  the remaining duration until the applicable maturity date and the amount of
Account Value allocated to the Fixed Allocation  relative to a "reallocation  trigger",  which determines whether Account Value must be  transferred  to or from the Fixed  Allocation.  While  you are not  notified  when your  Account  Value  reaches a  reallocation trigger,  you will receive a  confirmation  statement  indicating  the transfer of a portion of your Account Value either to or from the Fixed Allocation.

|X|  If your Account  Value is greater than or equal to the  reallocation  trigger,  your Account  Value in the variable  investment options  will  remain  allocated  according  to your most recent  instructions.  If a portion of Account  Value was  previously allocated to the Fixed Allocation to support the guaranteed  amount,  all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable  investment  options  pro-rata  according to your most recent  allocation instructions  (including  the model  allocations  under any asset  allocation  program you may have  elected).  A Market  Value
     Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the variable investment options,  which may result in a decrease or increase in your Account Value.

|X|  If your Account Value is less than the reallocation trigger, a portion of your Account Value in the variable investment options will be transferred from your variable  investment  options pro rata according to your allocations to a new Fixed Allocation to support the guaranteed  amount.  The new Fixed  Allocation  will have a Guarantee  Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being  credited to a new Fixed  Allocation  maturing on the  applicable  maturity date (rounded to the next highest yearly duration).  The Account Value will remain invested in the Fixed Allocation until the maturity date unless,  at an earlier date, your Account Value is greater than or equal to the  reallocation  trigger and,  therefore,  amounts can be  transferred  to the variable investment options while maintaining the guaranteed protection under the program (as described above).

====================================================================================================================================
If a  significant  amount of your Account  Value is  systematically  transferred  to the Fixed  Allocation  to support the Protected
Principal Value during periods of market declines,  low interest rates,  and/or as the program nears its maturity date, less of your
Account  Value may be available to  participate  in the  investment  experience  of the  variable  investment  options if there is a subsequent  market  recovery.  During  periods  closer to the maturity date of the  guarantee a significant  portion of your Account
Value may be allocated to the Fixed  Allocation  to support any  applicable  guaranteed  amount.  If your Account Value is less than the  reallocation  trigger and a new Fixed  Allocation must be established  during periods where the interest rate being credited to such Fixed  Allocations  is low, a larger  portion of your  Account  Value may need to be  transferred  to the Fixed  Allocation  to support the guaranteed  amount,  causing less of your Account Value to be available to  participate in the investment  experience of the variable investment options.
====================================================================================================================================

American  Skandia uses an allocation  mechanism based on assumptions of expected and maximum market  volatility,  interest rates and time left to the maturity of the program to determine the reallocation  trigger.  The allocation  mechanism is used to determine the allocation of Account Value between  Fixed  Allocation  and the  Sub-accounts  you choose.  American  Skandia  reserves the right to change the allocation  mechanism and the  reallocation  trigger at its  discretion,  subject to regulatory  approval where required.
Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The Guaranteed  Return Option can be elected at the time that you purchase your Annuity,  or on any business day  thereafter  (prior to  annuitization).  If you elect the  program  after the Issue  Date of your  Annuity,  the  program  will be  effective  as of the business day that we receive the required  documentation in good order at our home office,  and the guaranteed  amount will be based on your Account Value as of that date.

Termination of the Program
The Annuity  Owner also can  terminate  the  Guaranteed  Return Option  program.  Upon  termination,  any Account Value in the Fixed
Allocations  will be  transferred  to the  variable  investment  options  pro rata  based on the  Account  Values  in such  variable investment options, or in accordance with any effective asset allocation program.  A market value adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date  Account  Value is applied  to begin  annuity  payments;  or (c) upon full  surrender  of the  Annuity.  If you elect to terminate the program,  the Guaranteed  Return Option will no longer  provide any  guarantees.  If the surviving  spouse assumes the
Annuity,  he/she may re-elect  the benefit on any  anniversary  of the Issue Date of the Annuity or, if the  deceased  Owner had not previously  elected the  benefit,  may elect the benefit at any time.  The  surviving  spouse's  election  will be  effective on the business day that we receive the required  documentation  in good order at our home office,  and the Account  Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option  program will no longer be deducted from your Account  Value upon  termination  of the program.  Termination of GRO and subsequent movements out of the Fixed Allocation will be subject to a market value adjustment.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:

|X|  Upon  inception of the program,  100% of your Account  Value must be allocated to the variable  investment  options.  The Fixed
     Allocations may not be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
|X|  Annuity Owners cannot allocate any portion of Purchase  Payments  (including any Credits applied to such Purchase  Payments) or transfer Account Value to or from the Fixed Allocation while participating in the program, and cannot participate in any dollar cost averaging program that transfers Account Value from the Fixed Allocation to a variable investment option.
|X|  Additional Purchase Payments (including any Credits applied to such Purchase Payments) applied to the Annuity while the program is in effect will increase the guarantee amount by the actual amount of the Purchase Payment;  however, all or a portion of any additional  Purchase  Payments  (including any Credits  applied to such Purchase  Payments) may be allocated by us to the Fixed
     Allocation to support the additional amount guaranteed.
|X|  Transfers  from the Fixed  Allocation  made as a result of the  operation  of the program  will be subject to the Market  Value
     Adjustment  formula  under the Annuity;  however,  the 0.10%  "cushion"  feature of the formula will not apply.  A Market Value
     Adjustment  may be either  positive or  negative.  Transfer  amounts  will be taken from the most  recently  established  Fixed
     Allocation.
|X|  Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|  Any amounts applied to your Account Value by American Skandia on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|  If a significant  amount of your Account Value is  systematically  transferred to the Fixed Allocation to support the Protected
     Principal  Value you will have less of your Account  Value  available to allocate to the  sub-accounts,  thereby  limiting your ability to participate the sub-account investment performance. Systematic transfers to the Fixed Allocation and instances where
     Account  Value  remains in the Fixed  Allocation  are more likely to occur in periods where the  sub-accounts  have  inadequate investment experience, in low interest rate environments and as the program nears the maturity date. To the extent that amounts remain in the Fixed  Allocation,  they will be  unavailable to  participate  in the variable  investment  options if there is a subsequent market recovery.
|X|  Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
|X|  As the time remaining until the applicable maturity date gradually decreases the program will become increasingly  sensitive to moves to the Fixed Allocation.
|X|  We currently limit the variable  investment options in which you may allocate Account Value if you participate in this program.
     We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible investment option.  Should we prohibit access to any investment option,  any transfers required to move Account Value to eligible  investment options will not be counted in determining  the number of free transfers  during an Annuity Year. We may also require that you allocate your
     Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average daily net assets of the  sub-accounts for  participation  in the Guaranteed  Return
Option  program.  The annual  charge is deducted  daily.  In those states  where the daily  deduction of the charge has not yet been approved,  the annual charge is deducted  annually,  in arrears.  Account Value allocated to the Fixed  Allocation under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

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The Guaranteed  Minimum  Withdrawal  Benefit  program  described  below is only being offered in those  jurisdictions  where we have received  regulatory  approval and will be offered  subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.  Certain terms and conditions  may differ between  jurisdictions  once approved.  Currently,  the program can only be elected by new  purchasers on the Issue Date of their  Annuity.  We may offer the program to existing  Annuity Owners in the future, subject to our  eligibility  rules and  restrictions.  The Guaranteed  Minimum  Withdrawal  Benefit  program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, or the Guaranteed Minimum Income Benefit rider.
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We offer a program that  guarantees  your ability to withdraw  amounts equal to an initial  principal  value (called the  "Protected
Withdrawal  Value"),  regardless of the impact of market  performance on your Account Value,  subject to our program rules regarding the timing and amount of withdrawals.  The program may be appropriate if you intend to make periodic  withdrawals  from your Annuity and wish to ensure that market  performance  will not affect your  ability to protect your  principal.  You are not required to make withdrawals as part of the program - the guarantee is not lost if you withdraw less than the maximum  allowable  amount of principal each year under the rules of the program.  There is an additional charge if you elect the GMWB program;  however,  the charge may be waived under certain circumstances described below.

KEY FEATURE - Protected Withdrawal Value
The  Protected  Withdrawal  Value is the total amount that we  guarantee  will be  available  to you through  withdrawals  from your
Annuity and/or benefit  payments,  regardless of the impact of market  performance on your Account Value.  The Protected  Withdrawal
Value is reduced  with each  withdrawal  you make until the  Protected  Withdrawal  Value is  reduced  to zero.  When the  Protected
Withdrawal Value is reduced to zero due to your withdrawals,  the GMWB program terminates.  Additionally,  the Protected  Withdrawal
Value is used to  determine  the  maximum  annual  amount that you can  withdraw  from your  Annuity,  called the  Protected  Annual
Withdrawal  Amount,  without  triggering an adjustment in the Protected  Withdrawal  Value on a  proportional  basis.  The Protected
Withdrawal Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

The  Protected  Withdrawal  Value is  determined  as of the date you make your first  withdrawal  under the Annuity  following  your election of the GMWB program.  The initial  Protected  Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program,  plus any  additional  Purchase  Payments and any Credits that may be applied to such Purchase  Payments before the date of your first  withdrawal;  or (B) the Account Value as of the date of the first  withdrawal from your Annuity.  The
Protected  Withdrawal Value may be enhanced by increases in your Account Value due to market  performance  during the period between your election of the GMWB program and the date of your first withdrawal.

|X|      If you elect the GMWB program at the time you  purchase  your  Annuity,  the Account  Value will be your  initial  Purchase
     Payment plus any Credit applied to such Purchase Payment.

|X|      If we offer the GMWB program to existing  Annuity  Owners,  the Account Value on the  anniversary of the Issue Date of your
     Annuity following your election of the GMWB program will be used to determine the initial Protected Withdrawal Value.

|X|      If you make additional Purchase Payments after your first withdrawal,  the Protected  Withdrawal Value will be increased by the amount of the additional Purchase Payment and any Credits that we apply to the Purchase Payment.

You may elect to step-up your  Protected  Withdrawal  Value if, due to positive  market  performance,  your Account Value is greater than the  Protected  Withdrawal  Value.  You are  eligible to step-up the  Protected  Withdrawal  Value on or after the 5th contract anniversary  following the first  withdrawal  under the GMWB program.  The Protected  Withdrawal Value can be stepped up again on or after the 5th contract  anniversary  following the preceding  step-up.  If you elect to step-up the Protected  Withdrawal Value, you must do so during the 30-day period prior to your  eligibility  date. If you elect to step-up the Protected  Withdrawal  Value under the  program,  and on the date you elect to step-up,  the charges  under the GMWB  program  have  changed for new  purchasers,  your program may be subject to the new charge going forward.

Upon election of the step-up,  we reset the Protected  Withdrawal  Value to be equal to the then current Account Value. For example, assume your initial  Protected  Withdrawal  Value was $100,000 and you have made  cumulative  withdrawals  of $40,000,  reducing the
Protected  Withdrawal Value to $60,000.  On the date you are eligible to step-up the Protected  Withdrawal Value, your Account Value is equal to  $75,000.  You could elect to step-up  the  Protected  Withdrawal  Value to $75,000 on the date you are  eligible.  Upon election of the step-up,  we also reset the Protected Annual  Withdrawal  Amount  (discussed  immediately  below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount  immediately prior to the reset; and (B) 7% of the Protected  Withdrawal Value immediately after the reset.

KEY FEATURE - Protected Annual Withdrawal Amount
The initial  Protected Annual Withdrawal Amount is equal to 7% of the Protected  Withdrawal Value.  Under the GMWB program,  if your cumulative  withdrawals  each  Annuity  Year are less  than or equal to the  Protected  Annual  Withdrawal  Amount,  your  Protected
Withdrawal Value will be reduced on a  "dollar-for-dollar"  basis (the Protected Withdrawal Value is reduced by the actual amount of the  withdrawal,  including any CDSC or MVA that may apply).  Cumulative  withdrawals  in any Annuity Year that exceed the Protected
Annual  Withdrawal  Amount  trigger a  proportional  adjustment to both the  Protected  Withdrawal  Value and the  Protected  Annual
Withdrawal  Amount,  as described in the rider for this benefit (see the examples of this calculation  below).  The Protected Annual
Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

The GMWB program does not affect your ability to make  withdrawals  under your Annuity or limit your ability to request  withdrawals that exceed the Protected  Annual  Withdrawal  Amount.  You are not required to withdraw all or any portion of the Protected  Annual
Withdrawal Amount each Annuity Year.

|X|  If,  cumulatively,  you withdraw an amount less than the Protected  Annual  Withdrawal  Amount in any Annuity Year,  you cannot carry-over the unused portion of the Protected  Annual  Withdrawal  Amount to subsequent  Annuity Years.  However,  because the
     Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these  circumstances,  any unused
     Protected Annual Withdrawal Amount may extend the period of time until the remaining  Protected  Withdrawal Value is reduced to zero.
|X|  Additional Purchase Payments will increase the Protected Annual Withdrawal Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such Purchase Payment).
|X|  If the Protected Annual  Withdrawal  Amount after an adjustment  exceeds the Protected  Withdrawal  Value, the Protected Annual
     Withdrawal Amount will be set equal to the Protected Withdrawal Value.

The following  examples of dollar-for  dollar and  proportional  reductions and the reset of the Maximum Annual Benefit assume that:
1.) the Issue Date and the  effective  date of the GMWB program are October 13, 2003;  2.) an initial  Purchase  Payment of $250,000
(includes any Credits);  3.) a Protected  Withdrawal Value of $250,000;  and 4.) a Protected Annual Withdrawal Amount of $17,500 (7%
of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal  is taken on November 13, 2003 (in the first  Annuity  Year).  No prior  withdrawals  have been taken.  As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
o        The Protected Withdrawal Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The remaining  Protected Annual  Withdrawal  Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 13, 2003 (still within the first Annuity  Year).  The Account Value  immediately before the withdrawal is $220,000.  As the amount  withdrawn  exceeds the remaining  Protected  Annual  Withdrawal  Amount of $7,500 from Example 1:
o        the Protected  Withdrawal  Value is first reduced by the remaining  Protected  Annual  Withdrawal  Amount (from $240,000 to
         $232,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).
o        B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).
     The resulting Protected Withdrawal Value is: $232,500 x ( 1 - $2,500 / $212,500), or $229,764.71.
o        the Protected Annual  Withdrawal  Amount is also reduced by the ratio of A to B: The resulting  Protected Annual Withdrawal
         Amount is: $17,500 x ( 1 - $2,500 / $212,500), or $17,294.12.
o        The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Maximum Annual Benefit

A $10,000  withdrawal is made on October 13, 2004 (second Annuity Year). The remaining  Protected Annual  Withdrawal Amount has been reset to the Protected  Annual  Withdrawal  Amount of $17,294.12 from Example 2. As the amount  withdrawn is less than the remaining
Protected Annual Withdrawal Amount:
o        the  Protected  Withdrawal  Value is  reduced by the amount  withdrawn  (i.e.,  reduced by  $10,000,  from  $229,764.71  to
         $219,764.71).
o        The remaining  Protected Annual  Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

BENEFITS UNDER THE GMWB PROGRAM

|X|  In addition to any  withdrawals  you make under the GMWB program,  market  performance  may reduce your Account Value.  If your
     Account Value is equal to zero,  and you have not received all of your  Protected  Withdrawal  Value in the form of withdrawals from your Annuity,  we will continue to make payments equal to the remaining  Protected  Withdrawal Value in the form of fixed, periodic payments until the remainder of the Protected Withdrawal Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount,  except for the last payment which may be equal to the remaining  Protected  Withdrawal  Value.  We will  determine the duration for which  periodic  payments will continue by dividing  the  Protected  Withdrawal  Value by the  Protected  Annual  Withdrawal  Amount.  You will not have the right to make additional Purchase Payments or receive the remaining Protected  Withdrawal Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.

|X|  If the death benefit under the Annuity becomes payable before you have received all of your Protected  Withdrawal  Value in the form of withdrawals from your Annuity,  your Beneficiary has the option to elect to receive the remaining Protected  Withdrawal
     Value as an alternate  death benefit  payout in lieu of the amount  payable under any other death  benefit  provided  under the
     Annuity. The remaining Protected Withdrawal Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the  frequency of  payments,  subject to our rules then in effect.  We will  determine  the  duration for which  periodic payments will continue by dividing the Protected  Withdrawal Value by the Protected  Annual  Withdrawal  Amount.  The Protected
     Withdrawal Value is not equal to the Account Value for purposes of the Annuity's other death benefit options.  The GMWB program does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB program  would be of value to your  Beneficiary  only when the  Protected  Withdrawal  Value at death  exceeds any other amount available as a death benefit.

|X|  If you elect to begin receiving annuity payments before you have received all of your Protected Withdrawal Value in the form of withdrawals from your Annuity,  an additional  annuity payment option will be available that makes fixed annuity payments for a certain period,  determined by dividing the Protected  Withdrawal Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity  payments  calculated in this manner,  the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed  interest rate on other annuity payment options we offer.  This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin  receiving  annuity  payments based on your then current  Account Value (not the remaining
     Protected Withdrawal Value) under any of the available annuity payment options.

Other Important Considerations
|X|  Withdrawals  under the GMWB program are subject to all of the terms and  conditions of the Annuity,  including any CDSC and MVA that may apply.  Amounts withdrawn up to the Protected Annual Withdrawal Amount will generally not be subject to any applicable
     CDSC since they are less than the amount available under any free withdrawal provision of your Annuity.
|X|  Withdrawals  made  while  the GMWB  program  is in  effect  will be  treated,  for tax  purposes,  in the same way as any other withdrawals under the Annuity.
|X|  The GMWB program does not directly affect the Annuity's  Account Value or Surrender Value, but any withdrawal will decrease the
     Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
|X|  You can make withdrawals  from your Annuity while your Account Value is greater than zero without  purchasing the GMWB program.
     The GMWB program  provides a guarantee  that if your Account  Value  declines  due to market  performance,  you will be able to receive your Protected Withdrawal Value in the form of periodic benefit payments.
|X|  We currently limit the variable  investment options in which you may allocate Account Value if you participate in this program.
     We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible investment option.  Should we prohibit access to any investment option,  any transfers required to move Account Value to eligible  investment options will not be counted in determining  the number of free transfers  during an Annuity Year. We may also require that you allocate your
     Account Value according to an asset allocation model.

Election of the Program
Currently,  the GMWB program can only be elected at the time that you purchase your Annuity.  In the future,  we may offer  existing
Annuity  Owners the option to elect the GMWB program after the Issue Date of their  Annuity,  subject to our  eligibility  rules and restrictions.  If you elect the GMWB  program  after the Issue Date of your  Annuity,  the program  will be effective as of the next anniversary  date. Your Account Value as of such anniversary date will be used to calculate the initial  Protected  Withdrawal Value and the initial Protected Annual Withdrawal Amount.

We reserve the right to restrict the maximum amount of Protected  Withdrawal  Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

Termination of the Program
The  program  terminates  automatically  when your  Protected  Withdrawal  Value  reaches  zero based on your  withdrawals.  You may terminate  the program at any time by  notifying  us. If you  terminate  the  program,  any  guarantee  provided by the benefit will terminate as of the date the termination is effective.  The program  terminates  upon your surrender of the Annuity,  upon due proof of death (unless your  surviving  spouse elects to continue the Annuity and the GMWB program or your  Beneficiary  elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

Charges under the Program
Currently,  we deduct a charge  equal to 0.35% of the average  daily net assets of the  Sub-accounts  per year to purchase  the GMWB program.  The annual charge is deducted  daily.  Account Value  allocated to Fixed  Allocations  under the program is not subject to the charge.

|X|  If, during the seven years following the effective date of the program,  you do not make any  withdrawals,  and do not make any additional  Purchase Payments after a five-year period following the effective date of the program,  the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.

|X|  If you elect to step-up the Protected  Withdrawal  Value under the program,  and on the date you elect to step-up,  the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts
If you  purchase an Annuity as an  investment  vehicle for  "qualified"  investments,  including  an IRA,  SEP-IRA,  Roth IRA or Tax
Sheltered  Annuity (or 403(b)),  the minimum  distribution  rules under the Code require that you begin receiving  periodic  amounts from your Annuity  beginning after age 70 1/2. The amount required under the Code may exceed the Protected  Annual  Withdrawal  Amount, which will cause us to recalculate the Protected  Withdrawal Value and the Protected Annual Withdrawal Amount,  resulting in a lower amount  payable in future  Annuity  Years.  In  addition,  the amount and duration of payments  under the annuity  payment and death benefit  provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax  considerations  such as minimum distribution requirements.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

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The Guaranteed  Minimum Income Benefit program described below is only being offered in those  jurisdictions  where we have received regulatory  approval,  and will be  offered  subsequently  in other  jurisdictions  when we  receive  regulatory  approval  in those jurisdictions.  Certain terms and conditions  may differ between  jurisdictions  once approved.  Currently,  the program can only be elected by new  purchasers on the Issue Date of their  Annuity.  We may offer the program to existing  Annuity Owners in the future, subject to our  eligibility  rules and  restrictions.  The Guaranteed  Minimum Income Benefit  program is not available if you elect the Guaranteed Return Option program, Guaranteed Return Option Plus program or the Guaranteed Minimum Withdrawal Benefit rider.
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We offer a program that, after a seven-year  waiting period,  guarantees your ability to begin receiving income from your Annuity in the form of annuity  payments  based on a guaranteed  minimum value (called the "Protected  Income Value") that increases  after the waiting period begins,  regardless of the impact of market  performance  on your Account Value.  The program may be appropriate  for you if you  anticipate  using your Annuity as a future source of periodic  fixed income  payments for the remainder of your life and wish to ensure that the basis upon which your income  payments will be  calculated  will achieve at least a minimum  amount  despite fluctuations in market performance.  There is an additional charge if you elect the GMIB program.

KEY FEATURE - Protected Income Value
The Protected  Income Value is the minimum amount that we guarantee will be available (net of any applicable  premium taxes),  after a waiting  period of at least seven years,  as a basis to begin  receiving  fixed annuity  payments.  The Protected  Income Value is initially  established on the effective date of the GMIB program and is equal to your Account Value on such date.  Currently,  since the GMIB program may only be elected at issue,  the effective date is the Issue Date of the Annuity.  The Protected  Income Value is
increased  daily based on an annual growth rate of 5%, subject to the limitations  described  below.  The Protected  Income Value is referred  to as the  "Protected  Value" in the rider we issue for this  benefit.  The 5% annual  growth  rate is  referred to as the
"Roll-Up Percentage" in the rider we issue for this benefit.

The  Protected  Income  Value is  subject  to a limit of 200%  (2X) of the sum of the  Protected  Income  Value  established  on the effective  date of the GMIB program,  or the effective  date of any step-up value,  plus any  additional  Purchase  Payments and any
Credits that are applied to such Purchase  Payments made after the waiting period begins ("Maximum  Protected Income Value"),  minus the sum of any  reductions  in the Protected  Income Value due to  withdrawals  you make from the Annuity  after the waiting  period begins.

|X|  Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value.  However, we will increase the Protected Income
     Value by the amount of any additional  Purchase  Payments and any Credits applied to such Purchase Payments after you reach the
     Maximum  Protected Income Value.  Further,  if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum  Protected Income Value by the proportional  impact of the withdrawal on your
     Account Value.

|X|  Subject to the Maximum  Protected  Income Value, we will no longer increase the Protected  Income Value by the 5% annual growth rate after the later of the anniversary  date on or immediately  following the Annuitant's 80th birthday or the 7th anniversary of the later of the  effective  date of the GMIB program or the effective  date of the most recent  step-up.  However,  we will increase the Protected Income Value by the amount of any additional  Purchase Payments and any Credits applied to such Purchase
     Payments.  Further,  if you make withdrawals  after the Annuitant reaches the maximum  age/duration  limits, we will reduce the
     Protected  Income Value and the Maximum  Protected  Income Value by the  proportional  impact of the withdrawal on your Account
     Value.

|X|  Subject to the Maximum  Protected  Income Value,  if you make an additional  Purchase  Payment,  we will increase the Protected
     Income Value by the amount of the Purchase  Payment  (including  any Credits that may be applied to your Account Value based on such  Purchase  Payment)  and will apply the 5% annual  growth  rate on the new amount  from the date the  Purchase  Payment is applied.

|X|  As  described  below,  after the waiting  period  begins,  cumulative  withdrawals  each  Annuity Year that are up to 5% of the
     Protected  Income Value on the prior  anniversary  of the Annuity will reduce the  Protected  Income Value by the amount of the withdrawal.  Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of the Annuity, will reduce the Protected Income Value  proportionately.  All withdrawals after the Maximum Protected Income Value is reached will reduce the  Protected  Income Value  proportionately.  The 5% annual growth rate will be applied to the reduced
     Protected Income Value from the date of the withdrawal.

Stepping-Up  the Protected  Income Value - You may elect to "step-up" or "reset" your  Protected  Income Value if your Account Value
----------------------------------------
is greater than the current  Protected Income Value.  Upon exercise of the step-up  provision,  your initial  Protected Income Value will be reset equal to your current  Account  Value.  From the date that you elect to step-up the Protected  Income  Value,  we will apply the 5% annual  growth rate to the  stepped-up  Protected  Income  Value,  as  described  above.  You can  exercise the step-up provision twice on any business day while the GMIB program is in effect, and only while the Annuitant is less than age 76.

|X|  A new seven-year  waiting period will be established  upon the effective date of your election to step-up the Protected  Income
     Value.  You cannot  exercise your right to begin  receiving  annuity  payments  under the GMIB program until the end of the new waiting period.
|X|  The Maximum  Protected  Income Value will be reset as of the effective date of any step-up.  The new Maximum  Protected  Income
     Value  will be  equal to 200% of the sum of the  Protected  Income  Value  as of the  effective  date of the  step-up  plus any subsequent  Purchase Payments and any Credits applied to such Purchase Payments,  minus the impact of any withdrawals after the date of the step-up.
|X|  When determining the guaranteed  annuity  purchase rates for annuity payments under the GMIB program,  we will apply such rates based on the number of years since the most recent step-up.
|X|  If you elect to step-up the Protected Income Value under the program,  and on the date you elect to step-up,  the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.

|X|  A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

Impact of  Withdrawals on the Protected  Income Value - Cumulative  withdrawals  each Annuity Year up to 5% of the Protected  Income
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Value will reduce the Protected  Income Value on a  "dollar-for-dollar"  basis (the Protected  Income Value is reduced by the actual amount of the  withdrawal).  Cumulative  withdrawals  in any Annuity Year in excess of 5% of the Protected  Income Value will reduce the  Protected  Income Value  proportionately  (see the examples of this  calculation  below).  The 5% annual  withdrawal  amount is determined on each  anniversary  of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any  withdrawals during the Annuity Year. This means that the amount  available for withdrawals each Annuity Year on a  "dollar-for-dollar"  basis is adjusted on each contract anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

The following examples of  dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the GMIB  program are  October  13,  2003;  2.) an initial  Purchase  Payment of $250,000  (includes  any  Credits);  3.) an initial
Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A  $10,000  withdrawal  is  taken on  November  13,  2003 (in the  first  Annuity  Year).  No prior  withdrawals  have  been  taken.
Immediately  prior to the withdrawal,  the Protected  Income Value is $251,038.10  (the initial value  accumulated for 31 days at an annual effective rate of 5%).  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
o        The  remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on  December  13,  2003  (still  within  the first  Annuity  Year).  Immediately  before the withdrawal,  the Account  Value is $220,000 and the  Protected  Income Value is  $242,006.64.  As the amount  withdrawn  exceeds the
Remaining Limit of $2,500 from Example 1:
o        the Protected Income Value is first reduced by the Remaining Limit (from 242,006.64 to 239,506.64);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).
     The resulting Protected Income Value is: $239,506.64 x ( 1 - $7,500 / $217,500), or $231,247.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal is made on the first  anniversary  of the Issue Date,  October 13, 2004 (second  Annuity  Year).  Prior to the withdrawal,  the Protected  Income Value is $240,870.56.  The Remaining Limit is reset to 5% of this amount,  or $12,043.53.  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,870.56 to $230,870.56).
o        The Remaining  Limit for the balance of the second Annuity Year is also reduced by the amount  withdrawn  (from  $12,043.53 to $2,043.53).

KEY FEATURE - GMIB Annuity Payments
You can elect to apply the Protected  Income Value to one of the available  GMIB Annuity  Payment  Options on any  anniversary  date following the initial  waiting  period,  or any subsequent  waiting period  established  upon your election to step-up the Protected
Income  Value.  Once you have  completed  the  waiting  period,  you will have a 30-day  period  each  year,  prior to the  contract anniversary,  during which you may elect to begin  receiving  annuity  payments  under one of the  available  GMIB  Annuity  Payment
Options.  You must elect one of the GMIB Annuity  Payment  Options by the  anniversary of the Annuity's Issue Date on or immediately following the  Annuitant's  95th birthday,  except for Annuities used as a funding  vehicle for an IRA, SEP IRA or 403(b),  in which case you must elect one of the GMIB  Annuity  Payment  Options by the  anniversary  of the  Annuity's  Issue Date on or  immediately following the Annuitant's 92nd birthday.

The amount of each GMIB Annuity  Payment will be determined  based on the age and,  where  permitted by law, sex of the Annuitant by applying the  Protected  Income Value (net of any  applicable  premium tax that may be due) to the GMIB Annuity  Payment  Option you choose.  We use  special  annuity  purchase  rates to  calculate  the  amount of each  payment  due under the GMIB  Annuity  Payment
Options.  These  special  rates for the GMIB Annuity  Payment  Options are  calculated  using an assumed  interest  rate factor that provides for lower growth in the value applied to produce  annuity  payments than if you elected an annuity  payment  option that is not part of the GMIB program.  These special rates also are  calculated  using other factors such as "age  setbacks"  (use of an age lower than the  Annuitant's  actual age) that result in lower  payments than would result if you elected an annuity  payment  option that is not part of the GMIB program.  Use of an age setback  entails a longer assumed life for the Annuitant  which in turn results in lower annuity payments.

On the date that you elect to begin  receiving GMIB Annuity  Payments,  we guarantee that your payments will be calculated  based on your Account Value and our then current annuity  purchase rates if the payment amount  calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period
Under this option,  monthly  annuity  payments will be made until the death of the  Annuitant.  If the Annuitant  dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period
Under this option,  monthly  annuity  payments will be made until the death of both the Annuitant  and the Joint  Annuitant.  If the
Annuitant  and the Joint  Annuitant  die before  having  received 120 monthly  annuity  payments,  the  remainder of the 120 monthly annuity payments will be made to the Beneficiary.
|X|      If the Annuitant  dies first,  we will continue to make  payments  until the later of the death of the Joint  Annuitant and the  end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
|X|  If the Joint  Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

You cannot  withdraw  your  Account  Value or the  Protected  Income Value under  either GMIB  Annuity  Payment  Option once annuity payments have begun.  We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations

|X|  You  should  note that GMIB is  designed  to  provide a type of  insurance  that  serves as a safety net only in the event your contract value declines  significantly  due to negative  investment  performance.  If your contract value is not  significantly affected by negative investment performance,  it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates,  (which include  assumptions as to age-setbacks and assumed interest rates),  are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity  purchase  rates,  than if you were to annuitize under the GMIB with a higher  Protected Value than your Account Value but, at the annuity  purchase rates  guaranteed under the
     GMIB. The GMIB program does not directly affect the Annuity's Account Value, Surrender Value or the amount payable under either the basic death benefit provision of the Annuity or any optional death benefit  provision.  If you surrender your Annuity,  you will receive the current  Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

|X|  The Annuity offers other annuity payment options that you can elect which do not impose an additional  charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
|X|  Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion,  that based on the timing of your Purchase  Payments and  withdrawals,  your Protected  Income Value is increasing in ways we did not intend.  In determining  whether to limit Purchase  Payments,  we will look at Purchase  Payments which are  disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

|X|  We currently limit the variable  investment options in which you may allocate Account Value if you participate in this program.
     We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible investment option.  Should we prohibit access to any investment option,  any transfers required to move Account Value to eligible  investment options will not be counted in determining  the number of free transfers  during an Annuity Year. We may also require that you allocate your
     Account Value according to an asset allocation model.

|X|  If you change the Annuitant after the effective date of the GMIB program,  the period of time during which we will apply the 5%
     annual growth rate may be changed based on the age of the new  Annuitant.  If the new Annuitant  would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
|X|  Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
|X|  At the time you elect to begin receiving  annuity  payments under the GMIB program or under any other annuity payment option we make  available,  the  protection  provided by the Annuity's  basic death benefit or any optional  death benefit  provision you elected will no longer apply.

Election of the Program
Currently,  the GMIB program can only be elected at the time that you purchase  your Annuity.  The Annuitant  must be age 75 or less as of the effective  date of the GMIB program.  In the future,  we may offer  existing  Annuity  Owners the option to elect the GMIB program after the Issue Date of their Annuity,  subject to our  eligibility  rules and  restrictions.  If you elect the GMIB program after the Issue Date of your  Annuity,  the program will be effective as of the date of election.  Your Account Value as of the that date will be used to calculate the Protected Income Value as of the effective date of the program.

Termination of the Program
The GMIB program  cannot be  terminated  by the Owner once  elected.  The GMIB program  automatically  terminates as of the date the
Annuity is fully surrendered,  on the date the death benefit is payable to your Beneficiary  (unless your surviving spouse elects to continue the Annuity),  or on the date that your Account Value is  transferred to begin making  annuity  payments.  The GMIB program may also be  terminated  if you  designate a new  Annuitant  who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

Upon  termination  of the GMIB program we will deduct the charge from your  Account  Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Program
Currently,  we deduct a charge  equal to 0.50% per year of the average  Protected  Income  Value for the period the charge  applies.
Because the charge is calculated  based on the average  Protected Income Value, it does not increase or decrease based on changes to the  Annuity's  Account  Value due to market  performance.  The  dollar  amount  you pay each  year  will  increase  in any year the
Protected  Income Value  increases,  and it will  decrease in any year the  Protected  Income  Value  decreases  due to  withdrawal, irrespective of whether your Account Value increases or decreases.

The charge is deducted  annually in arrears  each Annuity Year on the  anniversary  of the Issue Date of the Annuity.  We deduct the amount of the charge  pro-rata from the Account Value allocated to the variable  investment  options and the Fixed  Allocations.  No
MVA will apply to Account Value deducted from a Fixed  Allocation.  If you surrender your Annuity,  begin receiving annuity payments under the GMIB  program  or any other  annuity  payment  option  we make  available  during an  Annuity  Year,  or the GMIB  program terminates,  we will deduct the charge for the portion of the Annuity Year since the prior  anniversary of the Annuity's  Issue Date
(or the Issue Date if in the first Annuity Year).

No charge applies after the Annuity Date.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
The Annuity provides a Death Benefit during its  accumulation  period.  If the Annuity is owned by one or more natural persons,  the
Death  Benefit is payable  upon the first  death of an Owner.  If the  Annuity is owned by an entity,  the Death  Benefit is payable upon the Annuitant's  death, if there is no Contingent  Annuitant.  If a Contingent  Annuitant was designated before the Annuitant's death and the  Annuitant  dies,  then the  Contingent  Annuitant  becomes the Annuitant and a Death Benefit will not be paid at that time.  The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

Basic Death Benefit

The Annuity  provides a basic Death Benefit at no additional  charge.  The Insurance  Charge we deduct daily from your Account Value allocated to the  Sub-accounts  is used, in part,  to pay us for the risk we assume in providing  the basic Death Benefit  guarantee under the Annuity.  The Annuity  also offers three  different  optional  Death  Benefits  that can be  purchased  for an  additional charge.  The additional charge is deducted to compensate  American Skandia for providing  increased  insurance  protection under the optional Death  Benefits.  Notwithstanding  the additional  protection  provided under the optional Death  Benefits,  the additional cost has the impact of reducing the net  performance  of the investment  options.  Under certain  circumstances,  your Death Benefit may be reduced by the amount of any  Credits we applied  to your  Purchase  Payments.  (see "How are  Credits  Applied to My Account
Value")

The basic Death Benefit is the greater of:
|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals.
|X|      The sum of your Account  Value in the variable  investment  options and your Interim Value in the Fixed  Allocations,  less the amount of any Credits applied within 12-months prior to the date of death.

"Proportional  withdrawals"  are  determined  by  calculating  the  percentage  of your  Account  Value that each  prior  withdrawal represented  when  withdrawn.  For example,  a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase
Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS
Three  optional  Death  Benefits are offered for  purchase  with your Annuity to provide an enhanced  level of  protection  for your beneficiaries.

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Currently,  these benefits are only offered in those  jurisdictions  where we have received  regulatory approval and must be elected at the time that you purchase your Annuity.  We may, at a later date,  allow  existing  Annuity Owners to purchase an optional Death
Benefit  subject to our rules and any changes or  restrictions  in the benefits.  Certain terms and  conditions  may differ  between jurisdictions once approved and if you purchase your Annuity as part of an exchange,  replacement or transfer,  in whole or in part, from any other  Annuity we issue.  The  "Combination  5% Roll-up and Highest  Anniversary  Value" Death  Benefit may only be elected individually,  and cannot be elected in  combination  with any other  optional  death  benefit.  Under certain  circumstances,  each
Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments.
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Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset  federal and state taxes  payable on any taxable  gains in your  Annuity at the time of your death.  Whether  this benefit is appropriate for you may depend on your particular  circumstances,  including other financial resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in addition to the basic Death
Benefit.  If the Annuity has one Owner,  the Owner must be age 75 or less at the time the benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above;

     PLUS

2.       40% of your "Growth" under the Annuity, as defined below.

"Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations,
 ------
minus the total of all Purchase Payments, less the amount of any Credits applied within 12 months prior to the date of death, reduced by the sum of all proportional withdrawals.

"Proportional  withdrawals"  are  determined  by  calculating  the  percentage  of your  Account  Value that each  prior  withdrawal
 -------------------------
represented when withdrawn.

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The Enhanced  Beneficiary  Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
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The Enhanced  Beneficiary  Protection Optional Death Benefit described above is currently being offered in those jurisdictions where we have received  regulatory  approval.  Certain terms and conditions may differ between  jurisdictions once approved.  Please refer to the section entitled "Tax  Considerations"  for a discussion of special tax  considerations  for purchasers of this benefit.  The
Enhanced  Beneficiary  Protection  Death Benefit is not available if you elect the  "Combination 5% Roll-up and Highest  Anniversary
Value" Death Benefit.
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See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit ("HAV")
If the Annuity has one Owner,  the Owner must be age 79 or less at the time Highest  Anniversary  Value  Optional  Death  Benefit is
purchased.  If the Annuity has joint  Owners,  the oldest  Owner must be age 79 or less.  If the Annuity is owned by an entity,  the
Annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value
Death Benefit.  In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value as of the Owner's date of death.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest  Anniversary  Value on the Death Benefit Target Date plus the sum of all Purchase  Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount  determined  by this  calculation  is  increased by any Purchase  Payments  received  after the Owner's date of death and decreased by any  proportional  withdrawals  since such date. The amount  calculated in Items 1 & 2 above  (before,  on or after the
Death Benefit Target Date) may be reduced by any Credits under certain circumstances.

Please refer to the  definition of Death Benefit Target Date below.  This death benefit may not be an appropriate  feature where the
Owner's  age is near the age  specified  in the Death  Benefit  Target  Date.  This is  because  the  benefit  may not have the same potential for growth as it otherwise would,  since there will be fewer contract  anniversaries  before the death benefit target date is  reached.  The death  benefit  target  date under this death  benefit is earlier  than the death  benefit  target  date under the
Combination 5% Roll-up and Highest  Anniversary  Value Death Benefit for Owners who are age 76 or older when the contract is issued, which may result in a lower value on the death benefit,  since there will be fewer contract  anniversaries  before the death benefit target date is reached.

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The Highest  Anniversary  Value Death  Benefit  described  above is currently  being  offered in those  jurisdictions  where we have received  regulatory  approval.  Certain  terms  and  conditions  may  differ  between  jurisdictions  once  approved.  The  Highest
Anniversary  Value Death  Benefit is not available if you elect the  "Combination  5% Roll-up and Highest  Anniversary  Value" Death
Benefit.
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See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit
If the  Annuity  has one Owner,  the Owner must be age 79 or less at the time the  Combination  5% Roll-up  and HAV  Optional  Death
Benefit is  purchased.  If the  Annuity has joint  Owners,  the oldest  Owner must be age 79 or less.  If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

Certain of the Portfolios  offered as  Sub-accounts  under the Annuity are not available if you elect the Combination 5% Roll-up and
HAV Death  Benefit.  In addition,  we reserve the right to require you to use certain  asset  allocation  model(s) if you elect this death benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

         The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value death benefit described above, and
3.       5% Roll-up described below.

The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

o        all Purchase  Payments  (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death)  increasing at an annual  effective  interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

                  MINUS

o        the sum of all  withdrawals,  dollar for dollar up to 5% of the death benefit's value as of the prior contract  anniversary
                  (or issue date if the withdrawal is in the first contract  year).  Any  withdrawals in excess of the 5% dollar for dollar limit are proportional.

         If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

o        the 5% Roll-up  value as of the Death Benefit  Target Date  increased by total  Purchase  Payments  (including  any Credits applied to such  Purchase  Payments  more than  twelve  (12)  months  prior to date of death) made after the Death
                  Benefit Target Date;

                  MINUS

o        the sum of all withdrawals which reduce the 5% Roll-up proportionally.

The amounts  calculated  above  (before,  on or after the Death  Benefit  Target Date) may be reduced by any Credits  under  certain circumstances.

Please refer to the  definitions  of Death Benefit  Target Date below.  This death benefit may not be an  appropriate  feature where the  Owner's age is near the age  specified  in the Death  Benefit  Target  Date.  This is because the benefit may not have the same potential for growth as it otherwise would,  since there will be fewer contract  anniversaries  before the Death Benefit Target Date is reached.

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The  "Combination  5% Roll-up and Highest  Anniversary  Value" Death  Benefit  described  above is currently  being offered in those jurisdictions  where we have received  regulatory  approval.  Certain terms and  conditions may differ  between  jurisdictions  once approved.  The  "Combination  5% Roll-up  and Highest  Anniversary  Value"  Death  Benefit is not  available  if you elect any other optional death benefit.
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See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death
Benefit:

|X|      The Death Benefit Target Date for the Highest  Anniversary Value Death Benefit is the contract  anniversary on or after the
             -------------------------
     80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

|X|      The Death  Benefit  Target  Date for the  Combination  5%  Roll-up  and HAV  Death  Benefit  is the  later of the  contract
             ----------------------------
     anniversary  on or after the 80th birthday of the current Owner,  the oldest of either joint Owner or the Annuitant,  if entity owned, or five years after the Issue Date of the Annuity.

|X|      The Highest Anniversary Value equals the highest of all previous  "Anniversary Values" less proportional  withdrawals since
             -------------------------
     such anniversary and plus any Purchase Payments since such anniversary.

|X|      The  Anniversary  Value is the Account  Value as of each  anniversary  of the Issue Date of the  Annuity.  The  Anniversary
              ------------------
     Value on the Issue Date is equal to your Purchase Payment.

|X|      Proportional  withdrawals  are  determined by calculating  the percentage of your Account Value that each prior  withdrawal
         -------------------------
     represented  when withdrawn.  Proportional  withdrawals  result in a reduction to the Highest  Anniversary  Value or 5% Roll-up value by reducing  such value in the same  proportion  as the Account  Value was reduced by the  withdrawal  as of the date the withdrawal  occurred.  For example,  if your Highest  Anniversary  Value or 5% Roll-up  value is $125,000 and you  subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction),  when calculating the optional Death
     Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Annuities with joint Owners
For Annuities  with Joint Owners,  the Death  Benefits are  calculated as shown above except that the age of the oldest of the Joint
Owners is used to determine the Death Benefit  Target Date.  NOTE: If you and your spouse own the Annuity  jointly,  we will pay the
Death Benefit to the Beneficiary.  If the sole primary  Beneficiary is the surviving spouse,  then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For Annuities  owned by an entity,  the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine  the Death  Benefit  Target  Date.  Payment of the Death  Benefit is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection Death Benefit and Highest  Anniversary  Value Death Benefit at any time. The
Combination  5% Roll-Up and HAV Death  Benefit may not be terminated  once  elected.  The optional  Death  Benefits  will  terminate automatically  on  the  Annuity  Date.  We may  also  terminate  any  optional  Death  Benefit  if  necessary  to  comply  with  our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts  for each of the Highest  Anniversary
Value Death  Benefit and the Enhanced  Beneficiary  Protection  Death  Benefit and 0.50% per year of the average daily net assets of the  Sub-accounts  for the  Combination  5% Roll-up  and HAV Death  Benefit.  We deduct the  charge  for each of these  benefits  to compensate American Skandia for providing increased insurance protection under the optional Death Benefits.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

AMERICAN SKANDIA'S ANNUITY REWARDS

What is the Annuity Rewards benefit?
The Annuity  Rewards  benefit  offers  Owners the ability to capture  any market  gains since the Issue Date of their  Annuity as an enhancement  to their  current Death Benefit so their  Beneficiaries  will not receive less than the Annuity's  value as of the date the Owner elects the benefit.  Under the Annuity Rewards  benefit,  American  Skandia  guarantees that the Death Benefit will not be less than:
         your Account Value in the variable  investment  options plus the Interim Value in any Fixed Allocations as of the effective date of the Owner's election

         MINUS any proportional withdrawals* following the date of election
         -----

         PLUS any additional Purchase Payments applied to the Annuity following the date of election.
         ----

*    "Proportional  withdrawals" are determined by calculating the percentage of the Account Value that each withdrawal  represented when  withdrawn.  For example,  a withdrawal  of 50% of your  Account  Value would be treated as a 50%  reduction in the amount payable under the Death Benefit.

The Annuity  Rewards Death Benefit  enhancement  does not affect the basic Death Benefit  calculation or any Optional Death Benefits available  under the Annuity.  If the Death Benefit amount  payable under your  Annuity's  basic Death Benefit or any Optional Death
Benefits you purchase is greater than the enhanced  Death  Benefit under the Annuity  Rewards  benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

Who is eligible for the Annuity Rewards benefit?
Owners can elect the Annuity  Rewards  Death  Benefit  enhancement  following the tenth (10th)  anniversary  of the Annuity's  Issue
Date.  However,  the  election is subject to the  requirement  that their  Account  Value on the  election  date is greater than the amount  that would be payable to their  Beneficiary  under the Death  Benefit  provided  under the Annuity as of the  election  date
(including any amounts  payable under any optional death benefit then in effect).  If an Owner is ineligible  when he or she applies for the  optional  benefit,  the Owner can elect the Annuity  Rewards  Death  Benefit  enhancement  on any  subsequent  date if they otherwise  qualify.  The election  must occur before  annuity  payments  begin.  An Owner can only elect the Annuity  Rewards  Death
Benefit enhancement once.  There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary

Except in the case of a spousal assumption as described below, in the event of your death, the death benefit must be distributed:

|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series of annuity  payments  not  extending  beyond the life  expectancy  of the  Beneficiary  or over the life of the
         Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an  election  prior to death  benefit  proceeds  becoming  due, a  Beneficiary  can elect to receive  the Death
Benefit  proceeds as a series of fixed annuity  payments  (annuity  payment options 1-4) or as a series of variable annuity payments
(annuity payment options 1-3 or 5 and 6).  See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your  spouse as your  Beneficiary.  If you and your  spouse own the Annuity  jointly,  we assume that the sole  primary
Beneficiary will be the surviving spouse unless you elect an alternative  Beneficiary  designation.  Unless you elect an alternative
Beneficiary  designation,  the spouse  Beneficiary may elect to assume  ownership of the Annuity instead of taking the Death Benefit payment.  Any Death Benefit  (including any optional Death  Benefits)  that would have been payable to the  Beneficiary  will become the new  Account  Value as of the date we receive due proof of death and any  required  proof of a spousal  relationship.  As of the date the  assumption is  effective,  the  surviving  spouse will have all the rights and benefits that would be available  under the
Annuity to a new  purchaser of the same  attained  age.  For purposes of  determining  any future  Death  Benefit for the  surviving spouse,  the new Account Value will be  considered as the initial  Purchase  Payment.  No CDSC will apply to the new Account  Value.
However,  any additional  Purchase  Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

See the section  entitled  "Managing  Your Annuity - Spousal  Contingent  Annuitant"  for a discussion of the treatment of a spousal
Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Qualified Beneficiary Continuation Option
The Code  provides for  alternative  death benefit  payment  options when an Annuity is used as an IRA,  403(b) or other  "qualified investment" that requires Minimum  Distributions.  Upon the Owner's death under an IRA, 403(b) or other  "qualified  investment",  a
Beneficiary  may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of receiving the death benefit in a single  payment.  The available  payment  options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

|X|      If death  occurs  before the date Minimum  Distributions  must begin under the Code,  the Death  Benefit can be paid out in either a lump  sum,  within  five  years  from the date of death,  or over the life or life  expectancy  of the  designated
         Beneficiary  (as long as payments begin by December 31st of the year following the year of death).  However,  if the spouse is the  Beneficiary,  the Death  Benefit can be paid out over the life or life  expectancy of the spouse with such payments beginning no earlier than December  31st of the year  following the year of death or December 31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

|X|      If death occurs  after the date  Minimum  Distributions  must begin under the Code,  the Death  Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary has the flexibility to take out more each year than required under the Minimum  Distribution  rules.  Until withdrawn, amounts in an IRA,  403(b) or other  "qualified  investment"  continue to be tax deferred.  Amounts  withdrawn each year,  including amounts  that are  required to be  withdrawn  under the Minimum  Distribution  rules,  are subject to tax. You may wish to consult a professional  tax advisor for tax advice as to your  particular  situation.  See the section  entitled "How are  Distributions  From
Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2."

Upon election of this Qualified Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.

|X|      the  Beneficiary  will be charged at an amount  equal to 1.40% daily  against the average  daily  assets  allocated  to the
         Sub-accounts.

|X|      the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.

|X|      the Beneficiary may request transfers among Sub-accounts,  subject to the same limitations and restrictions that applied to the Owner, except that the Sub-accounts  offered will be those under the Qualified  Beneficiary  Continuation option at the time the option is elected.
|X|      the Fixed Allocations will be those offered under the Qualified  Beneficiary  Continuation option at the time the option is elected.

|X|      no additional Purchase Payments can be applied to the Annuity.

|X|      other optional Benefits will be those offered under the Qualified Beneficiary Continuation option at the time of election.

|X|      the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
|X|      the  Beneficiary  can request a withdrawal  of all or a portion of the Account Value at any time without  application  of a
         CDSC.
|X|      upon the death of the  Beneficiary,  any remaining  Account Value will be paid in a lump sum to the person(s)  named by the
         Beneficiary.
|X|      all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

Your  Beneficiary  will be provided  with a prospectus  and  settlement  option that will describe this option at the time he or she elects this option.  Please contact American Skandia for additional  information on the  availability,  restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes,  there are exceptions  that apply no matter how your Death Benefit is calculated.  There are exceptions to the Death Benefit if the  decedent  was not the Owner or  Annuitant  as of the Issue  Date and did not  become  the Owner or  Annuitant  due to the prior
Owner's or  Annuitant's  death.  Any Death  Benefit  (including  any optional  Death  Benefit)  that applies will be suspended for a two-year  period from the date he or she first became Owner or Annuitant.  After the two-year  suspension  period is completed,  the
Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We  determine  the amount of the Death  Benefit as of the date we receive  "due  proof of  death",  any  instructions  we require to determine  the method of payment and any other  written  representations  we require to  determine  the proper  payment of the Death
Benefit to all  Beneficiaries.  "Due proof of death" may  include a certified  copy of a death  certificate,  a certified  copy of a decree of a court of competent  jurisdiction as to the finding of death or other  satisfactory  proof of death.  Upon our receipt of
"due proof of death" we  automatically  transfer the Death Benefit to the AST Money Market  Sub-account  until we further  determine the universe of eligible  Beneficiaries.  Once the universe of eligible  Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

Each  Beneficiary  must make an  election  as to the method  they wish to receive  their  portion  of the Death  Benefit.  Absent an election  of a  Death  Benefit  payment  method,  no  Death  Benefit  can  be  paid  to the  Beneficiary.  We  may  require  written acknowledgment  of all named  Beneficiaries  before we can pay the Death Benefit.  During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation  period,  the Annuity has an Account Value. The Account Value is determined  separately for each Sub-account allocation and for each Fixed  Allocation.  The Account Value is the sum of the values of each Sub-account  allocation and the value of each Fixed  Allocation.  The Account  Value does not reflect any CDSC that may apply to a withdrawal  or  surrender.  The Account
Value includes any Credits we applied to your Purchase  Payments that we are entitled to recover under certain  circumstances.  When determining  the Account  Value on any day other than 30 days prior to a Fixed  Allocation's  Maturity  Date,  the Account Value may
include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value  available to you on any day during the  accumulation  period.  The Surrender Value is equal to your Account Value minus any CDSC, the Annual  Maintenance Fee, the charge for any optional  benefits,  any Market Value
Adjustment  that may apply to any Fixed  Allocation and any additional  amounts we applied to your Purchase  Payments that we may be entitled to recover under certain circumstances.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you  allocate  Account  Value  to a  Sub-account,  you are  purchasing  units  of the  Sub-account.  Each  Sub-account  invests exclusively  in  shares  of an  underlying  Portfolio.  The  value of the  Units  fluctuates  with the  market  fluctuations  of the
Portfolios.  The value of the Units  also  reflects  the daily  accrual  for the  Insurance  Charge,  the  Distribution  Charge  (if
applicable),  and if you elected one or more optional  benefits whose annual charge is deducted  daily,  the additional  charge made for such benefits.  There may be several  different Unit Prices for each Sub-account to reflect the Insurance  Charge,  Distribution
Charge (if  applicable)  and the charges for any optional  benefits.  The Unit Price for the Units you purchase will be based on the total  charges for the benefits  that apply to your  Annuity.  See the section  entitled  "What  Happens to My Units When There is a
Change in Daily  Asset-Based  Charges?" for a detailed  discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each  Valuation  Day, we determine  the price for a Unit of each  Sub-account,  called the "Unit  Price." The Unit Price is used for determining  the value of  transactions  involving  Units of the  Sub-accounts.  We  determine  the number of Units  involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a Sub-account.  On the Valuation Day you make the allocation,  the Unit Price is $14.83.  Your $5,000 buys  337.154  Units of the  Sub-account.  Assume  that  later,  you wish to  transfer  $3,000  of your  Account  Value  out of that
Sub-account  and  into  another  Sub-account.  On the  Valuation  Day you  request  the  transfer,  the Unit  Price of the  original
Sub-account  has  increased to $16.79.  To transfer  $3,000,  we sell 178.677  Units at the current Unit Price,  leaving you 158.477
Units.  We then buy $3,000 of Units of the new  Sub-account  at the Unit Price of $17.83.  You would then have 168.255  Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed  Allocation plus all interest  credited to a Fixed  Allocation as of the date  calculated.
The Interim  Value does not include the impact of any Market  Value  Adjustment.  If you made any  transfers or  withdrawals  from a
Fixed  Allocation,  the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were  withdrawn.  To  determine  the Account  Value of a Fixed  Allocation  on any day more than 30 days prior to its  Maturity
Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American Skandia is generally open to process  financial  transactions on those days that the New York Stock Exchange (NYSE) is open for  trading.  There  may be  circumstances  where  the NYSE  does not open on a  regularly  scheduled  date or time or closes at an earlier time than scheduled  (normally  4:00 p.m. EST).  Financial  transactions  requested  before the close of the NYSE which meet our requirements will be processed according to the value next determined  following the close of business.  Financial  transactions requested  on a  non-business  day or after the close of the NYSE will be  processed  based on the value next  computed  on the next business  day.  There may be  circumstances  when the  opening or closing  time of the NYSE is  different  than  other  major  stock exchanges,  such as NASDAQ or the  American  Stock  Exchange.  Under such  circumstances,  the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances  where the NYSE is open,  however,  due to inclement  weather,  natural  disaster or other  circumstances beyond  our  control,  our  offices  may  be  closed  or  our  business  processing  capabilities  may be  restricted.  Under  those circumstances,  your Account Value may fluctuate  based on changes in the Unit Values,  but you may not be able to transfer  Account
Value, or make a purchase or redemption request.

The NYSE is closed on the following  nationally  recognized  holidays:  New Year's Day,  Martin Luther King,  Jr. Day,  Washington's
Birthday,  Good Friday,  Memorial Day,  Independence  Day,  Labor Day,  Thanksgiving,  and  Christmas.  On those dates,  we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an emergency exists making redemption or valuation of securities held in the separate account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial Purchase  Payments:  We are required to allocate your initial  Purchase Payment to the Sub-accounts  within two (2) business days after we receive all of our  requirements  at our office to issue the Annuity.  If we do not have all the required  information to allow us to issue your Annuity,  we may retain the Purchase  Payment while we try to reach you or your  representative  to obtain all of our  requirements.  If we are  unable to obtain  all of our  required  information  within  five (5)  business  days,  we are required to return the Purchase Payment at that time,  unless you  specifically  consent to our retaining the Purchase Payment while we gather the required  information.  Once we obtain the  required  information,  we will invest the Purchase  Payment and issue the
Annuity within two (2) business  days.  During any period that we are trying to obtain the required  information,  your money is not invested.

Additional  Purchase  Payments:  We will apply any  additional  Purchase  Payments on the Valuation Day that we receive the Purchase
Payment at our office with  satisfactory  allocation  instructions.  We will  allocate  any  additional  Purchase  Payments you make according to your most recent allocation instructions if none are provided.

Scheduled  Transactions:  "Scheduled"  transactions  include  transfers  under  a  Dollar  Cost  Averaging,  rebalancing,  or  asset allocation program,  Systematic  Withdrawals,  Minimum Distributions or annuity payments.  Scheduled  transactions are processed and valued as of the date they are scheduled,  unless the scheduled day is not a Valuation Day. In that case,  the  transaction  will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled  Transactions:   "Unscheduled"  transactions  include  any  other  non-scheduled  transfers  and  requests  for  Partial
Withdrawals  or Free  Withdrawals  or  Surrenders.  Unscheduled  transactions  are  processed  and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Medically-related  Surrenders & Death  Benefits:  Medically-related  surrender  requests and Death Benefit claims require our review and evaluation before  processing.  We price such transactions as of the date we receive at our Office all supporting  documentation we require for such transactions and that are satisfactory to us.

Transactions in ProFunds VP Sub-accounts:  Generally,  purchase or redemption  orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current  Valuation  Day.  However,  any purchase or  redemption  order or transfer  request  involving  the  ProFunds VP  Sub-accounts  must be  received by us no later than one hour prior to any  announced closing of the applicable  securities  exchange  (generally,  3:00 p.m. Eastern time) to be processed on the current  Valuation Day.
The "cut-off"  time for such  financial  transactions  involving a ProFunds VP  Sub-account  will be extended to1/2hour prior to any announced  closing  (generally,  3:30 p.m.  Eastern time) for  transactions  submitted  electronically  through  American  Skandia's
Internet  website  (www.americanskandia.prudential.com).  You cannot  request a transaction  involving  the purchase,  redemption or transfer  of Units in one of the  ProFunds  VP  Sub-accounts  between  the  applicable  "cut-off"  time and 4:00  p.m.  Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Distribution  Charge:  The  Distribution  Charge is deducted  under your Annuity  during  Annuity Years 1-10. At the end of the 10th
Annuity  Year,  we will no longer  deduct the  Distribution  Charge.  On the date the charge no longer  applies,  your  Annuity will become subject to a different  daily  asset-based  charge.  We will process a transaction  where your Account Value allocated to the
Sub-accounts  will be used to purchase  new Units of the  Sub-accounts  that  reflect the  Insurance  Charge (and the charge for any optional  benefits  you have  elected)  but not the  Distribution  Charge.  The number of Units  attributed  to your Annuity will be decreased  and the Unit Price of each unit of the  Sub-accounts  in which you invested  will be  increased.  The  adjustment  in the number of Units and Unit Price will not affect your Account  Value.  Beginning on that date,  your Account  Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

Termination  of Optional  Benefits:  Except for the Guaranteed  Minimum  Income  Benefit and the  Combination 5% Roll-up and Highest
Anniversary Value Death Benefit which cannot be terminated by the owner once elected,  if any optional benefit  terminates,  we will no longer  deduct the charge we apply to purchase  the  optional  benefit.  On the date the charge no longer  applies,  your Annuity will become subject to a different daily  asset-based  charge.  We will process a transaction  where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge,  the Distribution  Charge
(if applicable) and any optional  benefit or program still elected,  but not the charge for the optional benefit or program that you terminated.  The number of Units  attributed to your Annuity will be decreased  and the Unit Price of each unit of the  Sub-accounts in which you  invested  will be  increased.  The  adjustment  in the number of Units and Unit Price  will not  affect  your  Account
Value.  Beginning on that date,  your Account  Value will be  determined  based on the change in the value of Units that reflect the
Insurance Charge, the Distribution Charge (if applicable) and any other optional benefits that you have elected.

TAX CONSIDERATIONS

The tax  considerations  associated  with the Annuity vary  depending on whether the contract is (i) owned by an individual  and not associated  with a tax-favored  retirement  plan  (including  contracts held by a non-natural  person,  such as a trust acting as an agent for a natural  person),  or (ii) held under a  tax-favored  retirement  plan.  We  discuss  the tax  considerations  for these categories of contracts  below.  The  discussion is general in nature and describes  only federal income tax law (not state or other tax laws).  It is based on current law and  interpretations,  which may change.  The  discussion  includes a description  of certain spousal  rights  under the  contract and under  tax-qualified  plans.  Our  administration  of such  spousal  rights and related tax reporting  accords with our  understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite  sex).  The  information  provided is not intended as tax advice.  You should consult with a qualified tax advisor for complete  information  and advice.  References to purchase  payments  below relates to your cost basis in your contract.  Generally,  your cost basis in a contract not  associated  with a tax-favored  retirement  plan is the amount you pay into your contract,  or into annuities  exchanged for your contract,  on an after-tax  basis less any  withdrawals of such payments.

This contract may also be purchased as a non-qualified  annuity (i.e., a contract not held under a tax-favored  retirement  plan) by a trust or  custodial  IRA or 403(b)  account,  which can hold  other  permissible  assets  other  than the  annuity.  The terms and administration  of the trust or custodial  account in accordance with the laws and  regulations for IRAs or 403(b)s,  as applicable, are the  responsibility  of the applicable  trustee or  custodian.

CONTRACTS  OWNED BY INDIVIDUALS  (NOT ASSOCIATED WITH  TAX-FAVORED RETIREMENT PLANS)

Taxes Payable by You

We believe the contract is an annuity  contract for tax purposes.  Accordingly,  as a general rule, you should not pay any tax until you receive money under the contract.

Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional  benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this  benefit  could be deemed a  withdrawal  and treated as taxable to the extent  there are  earnings in the  contract.
Additionally,  for owners under age 591/2,  the taxable income  attributable to the charge for the benefit could be subject to a tax penalty.

If the IRS  determines  that the charges for one or more  benefits  under the  contract  are taxable  withdrawals,  then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes  on Withdrawals and Surrender

If you make a withdrawal from your contract or surrender it before annuity  payments begin,  the amount you receive will be taxed as ordinary income, rather than as return of purchase payments,  until all gain has been withdrawn.  You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

If you assign or pledge all or part of your contract as collateral  for a loan,  the part  assigned  generally  will be treated as a withdrawal.

If you transfer your contract for less than full  consideration,  such as by gift, you will trigger tax on any gain in the contract.
This rule does not apply if you  transfer  the  contract to your spouse or under most  circumstances  if you  transfer  the contract incident to divorce.

Taxes on Annuity  Payments

A portion of each annuity  payment you receive will be treated as a partial return of your purchase  payments and will not be taxed.
The remaining portion will be taxed as ordinary income.  Generally,  the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction,  the numerator of which is your purchase payments (less any amounts previously received tax-free)
and the denominator of which is the total expected payments under the contract.

After the full amount of your  purchase  payments  have been  recovered  tax-free,  the full amount of the annuity  payments will be taxable.  If annuity  payments  stop due to the death of the annuitant  before the full amount of your  purchase  payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

Tax  Penalty on  Withdrawals  and Annuity  Payments

Any
taxable  amount you receive  under your  contract may be subject to a 10% tax  penalty.  Amounts are not subject to this tax penalty if:

o     the amount is paid on or after you reach age 591/2or die;

o     the amount received is attributable to your becoming disabled;

o     generally  the amount paid or received is in the form of  substantially  equal  payments not less  frequently  than  annually.
      (Please note that substantially equal payments must continue until the later of reaching age 591/2or 5 years.) Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or

o     the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Special  Rules in Relation to Tax-Free  Exchanges Under Section  1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or  endowment  contract for an annuity.  If the annuity is purchased  through a tax-free  exchange of a life  insurance,  annuity or endowment  contract that was purchased prior to August 14, 1982, then any purchase  payments made to the original  contract prior to
August 14, 1982 will be treated as made to the new contract prior to that date. [(See Federal Tax Status section in the Statement of
Additional Information.)]

Partial  surrenders  may be treated in the same way as tax-free  1035  exchanges of entire  contracts,  therefore  avoiding  current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 591/2 withdrawals. The IRS has reserved the right to treat  transactions  it considers  abusive as ineligible for this  favorable  partial 1035 exchange  treatment.  We do not know what transactions may be considered abusive.  For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance,  endowment, or annuity contract into an immediate annuity.  As of the date of this prospectus,  we will accept a partial 1035 exchange from a non-qualified annuity into an immediate  annuity as a "tax-free"  exchange for future tax reporting  purposes,  except to the extent that we, as a reporting and withholding agent,  believe that we would be expected to deem the transaction to be abusive.  However,  some insurance companies may not recognize  these partial  surrenders  as tax-free  exchanges and may report them as taxable  distributions  to the extent of any gain  distributed as well as subjecting the taxable portion of the  distribution  to the 10% tax penalty.  We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

Taxes  Payable by  Beneficiaries

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

Generally,  the same tax rules  described  above  would also apply to amounts  received  by your  beneficiary.  Choosing  any option other  than a lump sum death  benefit  may defer  taxes.  Certain  minimum  distribution  requirements  apply  upon your  death,  as discussed further below.

Tax consequences to the beneficiary vary among the death benefit payment options.

o        Choice 1: the beneficiary is taxed on earnings in the contract.

o        Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

o        Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

Considerations  for Contingent  Annuitants:  There may be adverse tax consequences if a Contingent  Annuitant  succeeds an Annuitant when the Annuity is owned by a trust that is neither tax exempt nor  qualifies  for preferred  treatment  under certain  sections of the Code.  In general,  the Code is designed  to prevent  indefinite  deferral  of tax.  Continuing  the benefit of tax  deferral by naming one or more Contingent  Annuitants  when the Annuity is owned by a  non-qualified  trust might be deemed an attempt to extend the tax deferral for an indefinite  period.  Therefore,  adverse tax treatment may depend on the terms of the trust, who is named as
Contingent  Annuitant,  as well as the  particular  facts and  circumstances.  You should  consult your tax advisor  before naming a
Contingent Annuitant if you expect to use an Annuity in such a fashion.

Reporting and Withholding on  Distributions

Taxable amounts  distributed from your annuity  contracts are subject to federal and state income tax reporting and withholding.  In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic  payment,  we will withhold as if you are a married  individual with 3 exemptions  unless you designate a different withholding status. In the case of all other distributions,  we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

State income tax withholding rules vary and we will withhold based on the rules of your State of residence.  Special tax rules apply to withholding  for nonresident  aliens,  and we generally  withhold  income tax for  nonresident  aliens at a 30% rate. A different withholding  rate may be applicable to a nonresident  alien based on the terms of an existing  income tax treaty  between the United
States and the nonresident alien's country.  Please refer to the discussion below regarding  withholding rules for tax favored plans
(for example, an IRA).

Regardless  of the amount  withheld  by us, you are liable for payment of federal  and state  income tax on the  taxable  portion of annuity  distributions.  You should consult with your tax advisor  regarding the payment of the correct amount of these income taxes and  potential  liability  if you fail to pay such  taxes.

Annuity  Qualification

Diversification  And Investor Control.  In order  to qualify for the tax rules applicable to annuity contracts  described above, the assets  underlying the variable  investment  options of the annuity  contract must be  diversified,  according to certain rules.  We believe these diversification rules will be met.

An additional  requirement for  qualification  for the tax treatment  described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes.  While we also believe these investor control rules will be met, the Treasury  Department may promulgate  guidelines under which a variable annuity  will not be treated as an annuity for tax  purposes  if persons  with  ownership  rights have  excessive  control  over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated,  would have retroactive effect.  It is also unclear what effect,  if any, such  guidelines  may have on transfers  between the  investment  options  offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated.

Please refer to the Statement of Additional  information  for further  information  on these  Diversification  and Investor  Control issues.

Required  Distributions  Upon Your Death.  Upon your death,  certain  distributions  must be made under the  contract.  The required distributions  depend on whether you die before you start  taking  annuity  payments  under the  contract or after you start  taking annuity payments under the contract.

If you die on or after the annuity date,  the  remaining  portion of the interest in the contract  must be  distributed  at least as rapidly as under the method of distribution being used as of the date of death.

If you die before the annuity date, the entire interest in the contract must be distributed  within 5 years after the date of death.
However,  if a periodic  payment option is selected by your designated  beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the  beneficiary's  life or a period not exceeding the  beneficiary's  life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

If  the  contract  is payable to (or for the benefit of) your surviving  spouse,  that  portion of the  contract  may be  continued  with your spouse as the owner.

Changes In The  Contract.  We reserve the right to make any changes we deem  necessary to assure that the  contract  qualifies as an annuity  contract for tax  purposes.  Any such changes will apply to all contract  owners and you will be given notice to the extent feasible under the circumstances.

Additional Information

You should refer to the Statement of Additional Information if:

o      The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

o      Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

o      You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

o      You purchased  more than one annuity  contract from the same insurer within the same calendar year (other than contracts held by tax favored plans).

CONTRACTS  HELD BY TAX FAVORED  PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

Currently,  the contract may be purchased for use in connection with individual  retirement  accounts and annuities (IRAs) which are subject to Sections  408(a),  408(b) and 408A of the Code. In addition,  this contract may be purchased for use in connection with a corporate  Pension and  Profit-sharing  plan (subject to 401(a) of the Code),  H.R. 10 plans (also known as Keogh Plans,  subject to
401(a) of the Code),  Tax Sheltered  Annuities  (subject to 403(b) of the Code, also known as Tax Deferred  Annuities or TDAs),  and
Section 457 plans (subject to 457 of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

    This contract may also be purchased as a non-qualified  annuity (i.e., a contract not held under a tax-favored  retirement plan)
by a trust or custodial  IRA or 403(b)  account,  which can hold other  permissible  assets  other than the  annuity.  The terms and administration  of the trust or custodial  account in accordance with the laws and  regulations for IRAs or 403(b)s,  as applicable, are the responsibility of the applicable trustee or custodian.

    You should be aware that tax favored plans such as IRAs generally provide income tax deferral  regardless of whether they invest in annuity  contracts.  This means that when a tax favored plan invests in an annuity contract,  it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax Favored Plans

    IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the  prospectus and contract.  The "IRA  Disclosure
Statement" contains  information about eligibility,  contribution  limits, tax particulars,  and other IRA information.  In addition to this  information  (some of which is  summarized  below),  the IRS  requires  that you have a "free look" after making an initial contribution  to the contract.  During this time, you can cancel the contract by notifying us in writing,  and we will refund all of the purchase  payments  under the contract  (or, if provided by applicable  state law, the amount  credited  under the contract,  if greater), less any applicable federal and state income tax withholding.

    Contributions  Limits/Rollovers.  Because of the way the  contract  is  designed,  you may  purchase  a  contract  for an IRA in connection  with a  "rollover"  of amounts  from a qualified  retirement  plan or transfer  from  another  IRA. In 2004 the limit is
$3,000;  increasing  in 2005 to 2007,  to $4,000;  and for 2008,  $5,000.  After 2008 the  contribution  amount  will be indexed for inflation.  The tax law also provides for a catch-up  provision for  individuals  who are age 50 and above.  These taxpayers will be permitted to contribute an additional $500 in years 2004 to 2005 and an additional $1,000 in 2006 and years thereafter.

    The "rollover" rules under the Code are fairly technical;  however, an individual (or his or her surviving spouse) may generally
"roll over"  certain  distributions  from tax favored  retirement  plans  (either  directly or within 60 days from the date of these distributions)  if he or she  meets  the  requirements  for  distribution.  Once  you buy the  contract,  you can make  regular  IRA contributions  under the  contract (to the extent  permitted  by law).  However,  if you make such  regular IRA  contributions,  you should  note that you will not be able to treat the  contract  as a "conduit  IRA,"  which  means that you will not retain  possible favorable tax treatment if you subsequently  "roll over" the contract funds originally  derived from a qualified  retirement plan or
TDA into another Section 401(a) plan or TDA.

    Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o   You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

o    Your rights as owner are non-forfeitable;

o   You cannot sell, assign or pledge the contract;

o   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

o   The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and

o   Death and annuity payments must meet "minimum distribution requirements" described below.

    Usually,  the full amount of any distribution  from an IRA (including a distribution from this contract) which is not a rollover is taxable.  As taxable  income,  these  distributions  are  subject to the general tax  withholding  rules  described  earlier.  In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

o    A 10% "early distribution penalty" described below;

o   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

o   Failure to take a minimum distribution also described below.

    SEPs.  SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above).  There are, however, some differences:

o   If you  participate in a SEP, you generally do not include in income any employer  contributions  made to the SEP on your behalf up to the lesser of (a) $41,000 in 2004 or (b) 25% of the  employee's  earned  income  (not  including  contribution  as "earned income" for these purposes).  However, for these purposes,  compensation in excess of certain limits established by the IRS will not be considered.  In 2004, this limit is $205,000;

o   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

o   SEPs for small  employers  permit salary  deferrals up to $13,000 in 2004 with the employer  making these  contributions  to the
    SEP.  However,  no new "salary  reduction" or "SAR-SEPs" can be established  after 1996.  Individuals  participating in a SARSEP who are age 50 or above by the end of the year will be permitted to  contribute  an  additional  $3,000 in 2004,  increasing  in
    $1,000 increments per year until reaching $5,000 in 2006.  Thereafter, the amount is indexed for inflation.

You will also be  provided  the same  information,  and have the same "free look"  period,  as you would have if you  purchased  the contract for a standard IRA.

    ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free,  and contributions are subject to specific limits.
Roth IRAs have, however, the following differences:

o   Contributions to a Roth IRA cannot be deducted from your gross income;

o "Qualified  distributions"  from a Roth IRA are  excludable  from gross  income.  A  "qualified  distribution"  is a  distribution that satisfies two  requirements:  (1) the distribution  must be made (a) after the owner of the IRA attains age 591/2; (b) after the owner's death; (c) due to the owner's  disability;  or (d) for a qualified first time homebuyer  distribution  within the meaning of
Section  72(t)(2)(F) of the Code; and (2) the distribution  must be made in the year that is at least five tax years after the first year for which a  contribution  was made to any Roth IRA  established  for the owner or five years  after a rollover,  transfer,  or conversion was made from a traditional IRA to a Roth IRA.  Distributions  from a Roth IRA that are not qualified  distributions will be treated as made first from  contributions and then from earnings,  and taxed generally in the same manner as distributions from a traditional IRA.

o   If eligible  (including  meeting income limitations and earnings  requirements),  you may make contributions to a Roth IRA after attaining age 701/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

    Because of the way the contract is  designed,  you may purchase a contract  for a Roth IRA in  connection  with a "rollover"  of amounts of another  traditional  IRA,  conduit IRA, SEP,  SIMPLE-IRA or Roth IRA. The Code permits  persons who meet certain  income limitations (generally,  adjusted gross income under $100,000),  and who receive certain qualifying distributions from such non-Roth
IRAs, to directly  rollover or make,  within 60 days, a "rollover" of all or any part of the amount of such  distribution  to a Roth
IRA which they establish.  This  conversion  triggers  current  taxation (but is not subject to a 10% early  distribution  penalty).
Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

      TDAs.  You may own a TDA  generally if you are either an employer or employee of a tax-exempt  organization  (as defined under
Code Section 501 (c)(3)) or a public  educational  organization,  and you may make  contributions to a TDA so long as the employee's rights to the annuity are  nonforfeitable.  Contributions to a TDA, and any earnings,  are not taxable until  distribution.  You may also make  contributions  to a TDA under a salary  reduction  agreement,  generally up to a maximum of $13,000 in 2004.  Individuals participating  in a TDA who are age 50 or above by the end of the year will be  permitted  to  contribute  an  additional  $3,000 in
2004,  increasing in $1,000  increments per year until  reaching  $5,000 in 2006.  Thereafter,  the amount is indexed for inflation.
Further,  you may roll over TDA  amounts to another  TDA or an IRA.  You may also roll over TDA  amounts to a  qualified  retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if  distributions  (other than  "grandfathered"  amounts held as of December 31, 1988) may be made only on account of:

o   Your attainment of age 591/2;
o   Your severance of employment;
o   Your death;
o   Your total and permanent disability; or
o   Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

    In any event,  you must begin  receiving  distributions  from your TDA by April 1st of the calendar year after the calendar year you turn age 701/2or retire, whichever is later.

    These  distribution  limits do not apply either to transfers or exchanges of investments  under the contract,  or to any "direct transfer"  of your  interest in the contract to another TDA or to a mutual fund  "custodial  account"  described  under Code Section
403(b)(7).

    Employer contributions to TDAs are subject to the same general contribution,  nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

Minimum Distribution Requirements and Payment Option

If you hold the contract under an IRA (or other tax-favored  plan), IRS minimum  distribution  requirements must be satisfied.  This means  that  generally  payments  must start by April 1 of the year after the year you reach age 701/2and must be made for each year thereafter.  The  amount  of the  payment  must at least  equal the  minimum  required  under the IRS  rules.  Several  choices  are available for  calculating  the minimum  amount.  More  information  on the mechanics of this  calculation  is available on request.
Please contact us at a reasonable time before the IRS deadline so that a timely  distribution  is made.  Please note that there is a
50% tax penalty on the amount of any minimum distribution not made in a timely manner.

    You can use the Minimum  Distribution  option to satisfy the IRS minimum  distribution  requirements  for this contract  without either beginning annuity payments or surrendering the contract.  We will distribute to you this minimum  distribution  amount,  less any other partial withdrawals that you made during the year.

Although the IRS rules determine the required amount to be distributed  from your IRA each year,  certain payment  alternatives  are still  available to you. If you own more than one IRA, you can choose to satisfy your minimum  distribution  requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

Penalty for Early Withdrawals

You may owe a 10% tax  penalty  on the  taxable  part of  distributions  received  from an IRA,  SEP,  Roth  IRA,  TDA or  qualified retirement plan before you attain age 591/2.  Amounts are not subject to this tax penalty if:

o   the amount is paid on or after you reach age 591/2or die;

o   the amount received is attributable to your becoming disabled; or

o   generally  the amount paid or  received is in the form of  substantially  equal  payments  not less  frequently  than  annually.
    (Please note that substantially  equal payments must continue until the later of reaching age 591/2or 5 years.)  Modification of payments during that time period will result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply.  You should consult your tax advisor for further details.

Withholding

Unless a  distribution  is an eligible  rollover  distribution  that is  "directly"  rolled over into another  qualified  plan,  IRA
(including the IRA variations  described  above),  SEP, 457 government plan or TDA, we will withhold  federal income tax at the rate of 20%. This 20%  withholding  does not apply to  distributions  from IRAs and Roth IRAs.  For all other  distributions,  unless you elect  otherwise,  we will withhold federal income tax from the taxable portion of such  distribution at an appropriate  percentage.
The rate of  withholding  on  annuity  payments  where no  mandatory  withholding  is  required  is  determined  on the basis of the withholding  certificate that you file with us. If you do not file a certificate,  we will  automatically  withhold federal taxes on the following basis:

o   For any  annuity  payments  not subject to  mandatory  withholding,  you will have taxes  withheld by us as if you are a married individual, with 3 exemptions; and

o   For all other distributions, we will withhold at a 10% rate.

    We will provide you with forms and  instructions  concerning  the right to elect that no amount be withheld from payments in the ordinary  course.  However,  you should know that, in any event,  you are liable for payment of federal  income taxes on the taxable portion  of the  distributions,  and you  should  consult  with your tax  advisor  to find out more  information  on your  potential liability if you fail to pay such taxes.  There may be additional state income tax withholding requirements.

ERISA Disclosure/Requirements

ERISA (the  "Employee  Retirement  Income  Security Act of 1974") and the Code prevents a fiduciary and other  "parties in interest"
with respect to a plan (and, for these  purposes,  an IRA would also  constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract.  Administrative  exemptions  under ERISA  generally  permit the sale of  insurance/annuity  products to plans,  provided that certain  information  is disclosed to the person  purchasing  the contract.
This  information  has to do primarily  with the fees,  charges,  discounts and other costs related to the contract,  as well as any commissions paid to any agent selling the contract.

    Information about any applicable fees, charges,  discounts,  penalties or adjustments may be found in the applicable sections of this Prospectus.

    Information about sales representatives and commissions may be found in the sections of this Prospectus addressing  distribution of the Annuity.

    Please consult your tax advisor if you have any additional questions.

Spousal Consent Rules for Retirement Plans-- Qualified Contracts

If you are married at the time your payments  commence,  you may be required by federal law to choose an income option that provides survivor  annuity  income to your spouse,  unless your spouse waives that right.  Similarly,  if you are married at the time of your death,  federal law may require all or a portion of the death  benefit to be paid to your  spouse,  even if you  designated  someone else as your  beneficiary.  A brief  explanation of the applicable rules follows.  For more  information,  consult the terms of your retirement arrangement.

    Defined Benefit Plans,  Money Purchase Pension Plans, and ERISA 403(b)  Annuities.  If you are married at the time your payments commence,  federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA),  unless you and your spouse waive that right,  in writing.  Generally,  this means that you will receive a reduced  payment during your life and,  upon your death,  your spouse will receive at least  one-half of what you were  receiving  for life.  You may elect to receive another  income  option if your spouse  consents  to the  election  and waives his or her right to receive the QJSA.  If your spouse consents to the  alternative  form of payment,  your spouse may not receive any benefits from the plan upon your death.  Federal law also  requires  that the plan pay a death  benefit  to your  spouse if you are  married  and die  before  you begin  receiving  your benefit.  This  benefit  must be  available  in the form of an  annuity  for  your  spouse's  lifetime  and is  called a  "qualified pre-retirement  survivor  annuity"  (QPSA).  If the plan  pays  death  benefits  to  other  beneficiaries,  you may  elect to have a beneficiary  other than your spouse  receive the death benefit,  but only if your spouse  consents to the election and waives his or her right to receive the QPSA.  If your spouse  consents to the  alternate  beneficiary,  your spouse will receive no benefits  from the plan  upon  your  death.  Any QPSA  waiver  prior to your  attaining  age 35 will  become  null and void on the first day of the calendar year in which you attain age 35, if still employed.

    Defined  Contribution  Plans (including  401(k) Plans).  Spousal consent to a distribution is generally not required.  Upon your death,  your spouse will receive the entire death benefit,  even if you  designated  someone else as your  beneficiary,  unless your spouse  consents  in writing  to waive this  right.  Also,  if you are  married  and elect an annuity as a periodic  income  option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

    IRAs, non-ERISA 403(b) Annuities,  and 457 Plans. Spousal consent to a distribution is not required.  Upon your death, any death benefit will be paid to your designated beneficiary.

Additional Information

For additional information about federal tax law requirements applicable to tax favored plans, see the IRA Disclosure Statement.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements  and reports  required by applicable  law or  regulation  to you at your last known  address of record.  You should  therefore give us prompt notice of any address change.  We reserve the right, to the extent  permitted by law and subject to your prior  consent,  to provide  any  prospectus,  prospectus  supplements,  confirmations,  statements  and  reports  required  by applicable  law or  regulation  to you  through  our  Internet  Website  at  http://www.americanskandia.prudential.com  or any other electronic  means,  including  diskettes  or CD ROMs.  We send a  confirmation  statement  to you each  time a  transaction  is made affecting Account Value, such as making additional Purchase Payments,  transfers,  exchanges or withdrawals.  We also send quarterly statements  detailing  the  activity  affecting  your  Annuity  during the  calendar  quarter.  We may confirm  regularly  scheduled transactions,  such  as the  Annual  Maintenance  Fee,  systematic  withdrawals  (including  72(t)  payments  and  required  minimum distributions),  bank drafting,  dollar cost averaging,  and static rebalancing,  in quarterly statements instead of confirming them immediately.  You should review the  information in these  statements  carefully.  You may request  additional  reports.  We reserve the  right to charge up to $50 for each  such  additional  report.  We may also  send an  annual  report  and a  semi-annual  report containing  applicable  financial  statements  for  the  Separate  Account  and the  Portfolios,  as of  December  31 and  June  30,
respectively,  to Owners or, with your prior consent, make such documents available  electronically  through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American Skandia Life Assurance  Corporation  ("American  Skandia") is a stock life insurance  company domiciled in Connecticut with licenses in all 50 states,  the District of Columbia and Puerto Rico.  American  Skandia is a  wholly-owned  subsidiary  of American
Skandia,  Inc.  ("ASI"),   whose  ultimate  parent  is  Prudential  Financial,   Inc.  American  Skandia  markets  its  products  to
broker-dealers  and financial  planners  through an internal field marketing  staff. In addition,  American  Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

American  Skandia is in the  business  of issuing  annuity  and life  insurance  products.  American  Skandia  currently  offers the following  products:  (a) flexible premium deferred  annuities and single premium fixed deferred  annuities that are registered with the SEC;  (b)  certain  other  fixed  deferred  annuities  that are not  registered  with the SEC;  and (c) both fixed and  variable immediate adjustable annuities.

Effective May 1, 2003,  Skandia U.S. Inc., the sole  shareholder of ASI, which is the parent of American  Skandia,  was purchased by
Prudential  Financial,  Inc. Prudential  Financial,  Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional  customers worldwide and include The Prudential  Insurance Company of America,  one of the largest life insurance  companies in the U.S. These  companies offer a variety of products and services,  including life insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and  retirement  related  services and  administration,  asset  management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company  other than  American  Skandia has any legal  responsibility  to pay amounts  that it owes under its annuity and variable life insurance contracts.  However,  Prudential Financial exercises  significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The separate  accounts are where American  Skandia sets aside and invests the assets of some of our annuities.  In the  accumulation period,  assets  supporting  Account Values of the Annuities are held in a separate account  established under the laws of the State of Connecticut.  We are the legal owner of assets in the separate  accounts.  In the payout period,  assets supporting fixed annuity payments  and any  adjustable  annuity  payments we make  available  are held in our general  account.  Assets  supporting  variable annuity  payment  options  may be invested in our  separate  accounts.  Income,  gains and losses  from  assets  allocated  to these separate  accounts are credited to or charged against each such separate account without regard to other income,  gains or losses of
American Skandia or of any other of our separate  accounts.  These assets may only be charged with liabilities  which arise from the
Annuities  issued by American  Skandia.  The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts.  However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in  Sub-accounts  of American  Skandia Life  Assurance  Corporation  Variable  Account B, also referred to as "Separate  Account B".
Separate  Account B was  established by us pursuant to Connecticut  law on November 25, 1987.  Separate  Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Separate  Account B consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or mutual fund portfolio.  The name of each  Sub-account  generally  corresponds  to the name of the  underlying  Portfolio.  Each  Sub-account  in
Separate Account B may have several  different Unit Prices to reflect the Insurance  Charge,  Distribution  Charge (when applicable)
and the charges for any optional  benefits that are offered  under this Annuity and other  annuities  issued by us through  Separate
Account B. Separate Account B is registered with the SEC under the Investment  Company Act of 1940  ("Investment  Company Act") as a
unit  investment  trust,  which is a type of investment  company.  The SEC does not  supervise  investment  policies,  management or practices of Separate Account B.

Prior to November 18, 2002,  Separate Account B was organized as a single separate account with six different  Sub-account  classes, each of which was registered as a distinct unit  investment  trust under the Investment  Company Act.  Effective  November 18, 2002,
each Sub-account  class of Separate  Account B was consolidated  into the unit investment trust formerly named American Skandia Life
Assurance  Corporation  Variable  Account B (Class 1 Sub-accounts),  which was subsequently  renamed American Skandia Life Assurance
Corporation  Variable  Account B. Each  Sub-account  of Separate  Account B has  multiple  Unit  Prices to reflect the daily  charge deducted for each combination of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable) and the charge for each optional benefit offered under Annuity  contracts  funded through  Separate  Account B. The  consolidation of Separate Account B had no impact on Annuity Owners.

We reserve the right to make  changes to the  Sub-accounts  available  under the Annuity as we determine  appropriate.  We may offer new  Sub-accounts,  eliminate  Sub-accounts,  or combine  Sub-accounts  at our sole  discretion.  We may also close  Sub-accounts to additional  Purchase  Payments on existing Annuity  contracts or close  Sub-accounts  for Annuities  purchased on or after specified dates.  We may also substitute an underlying  mutual fund or portfolio of an underlying  mutual fund for another  underlying  mutual fund or  portfolio  of an  underlying  mutual fund,  subject to our receipt of any  exemptive  relief that we are required to obtain under the Investment Company Act.  We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

Values and benefits based on  allocations to the  Sub-accounts  will vary with the investment  performance of the underlying  mutual funds or fund  portfolios,  as  applicable.  We do not  guarantee  the  investment  results of any  Sub-account.  Your Account Value allocated  to the  Sub-accounts  may increase or  decrease.  You bear the entire  investment  risk.  There is no assurance  that the
Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D
During the  accumulation  period,  assets  supporting our obligations  based on Fixed  Allocations are held in American Skandia Life
Assurance  Corporation  Separate  Account D, also  referred to as  "Separate  Account D".  Such  obligations  are based on the fixed interest  rates we credit to Fixed  Allocations  and the terms of the Annuities.  These  obligations do not depend on the investment performance of the assets in Separate Account D.  Separate Account D was established by us pursuant to Connecticut law.

There are no units in Separate  Account D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An Annuity  Owner who allocates a portion of their Account  Value to Separate  Account D does not  participate  in the  investment  gain or loss on assets maintained  in  Separate  Account  D. Such gain or loss  accrues  solely to us. We retain  the risk that the value of the  assets in
Separate  Account D may drop below the reserves and other  liabilities we must maintain.  Should the value of the assets in Separate
Account D drop below the reserve and other  liabilities we must maintain in relation to the annuities  supported by such assets,  we will transfer  assets from our general  account to Separate  Account D to make up the  difference.  We have the right to transfer to our  general  account any assets of Separate  Account D in excess of such  reserves  and other  liabilities.  We maintain  assets in
Separate Account D supporting a number of annuities we offer.

We  currently  employ  investment  managers  to manage the  assets  maintained  in  Separate  Account  D. Each  manager we employ is responsible  for  investment  management  of a different  portion of  Separate  Account D. From time to time  additional  investment managers  may be employed or  investment  managers may cease being  employed.  We are under no  obligation  to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We are not obligated to invest  according to specific  guidelines or strategies  except as may be required by Connecticut  and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying  mutual fund is registered as an open-end  management  investment  company under the Investment  Company Act. Shares of the underlying  mutual fund portfolios are sold to separate  accounts of life insurance  companies  offering variable annuity and variable life insurance products.  The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying  mutual funds in which the  Sub-accounts  invest.  However,  under SEC rules, you have voting  rights in relation  to Account  Value  maintained  in the  Sub-accounts.  If an  underlying  mutual fund  portfolio requests a vote of  shareholders,  we will vote our shares based on  instructions  received from Owners with Account Value allocated to that  Sub-account.  Owners have the right to vote an amount equal to the number of shares  attributable  to their  contracts.  If we do not receive voting  instructions  in relation to certain  shares,  we will vote those shares in the same manner and proportion as the shares  for which we have  received  instructions.  We will  furnish  those  Owners who have  Account  Value  allocated  to a
Sub-account  whose  underlying  mutual fund portfolio has requested a "proxy" vote with proxy  materials and the necessary  forms to provide us with their voting  instructions.  Generally,  you will be asked to provide instructions for us to vote on matters such as changes in a  fundamental  investment  strategy,  adoption  of a new  investment  advisory  agreement,  or matters  relating  to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia  Trust (the  "Trust") has obtained an  exemption  from the  Securities  and Exchange  Commission  that permits its co-investment  advisers,  American Skandia Investment Services,  Incorporated  ("ASISI") and Prudential  Investments LLC, subject to approval  by the Board of  Trustees  of the  Trust,  to change  sub-advisors  for a  Portfolio  and to enter  into new  sub-advisory agreements,  without  obtaining  shareholder  approval of the changes.  This  exemption  (which is similar to exemptions  granted to other  investment  companies  that are  organized  in a similar  manner as the  Trust)  is  intended  to  facilitate  the  efficient supervision  and  management of the  sub-advisors  by ASISI,  Prudential  Investments  LLC and the Trustees.  The Trust is required, under the terms of the exemption,  to provide certain  information to shareholders  following these types of changes. We may add new
Sub-accounts  that  invest in a series of  underlying  funds  other than the Trust that is managed by an  affiliate.  Such series of funds may have a similar  order from the SEC.  You also  should  review the  prospectuses  for the other  underlying  funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

Material Conflicts
It is possible that  differences  may occur between  companies  that offer shares of an  underlying  mutual fund  portfolio to their respective  separate  accounts  issuing  variable  annuities  and/or  variable life insurance  products.  Differences may also occur surrounding the offering of an underlying  mutual fund portfolio to variable life insurance  policies and variable annuity contracts that we offer.  Under certain  circumstances,  these  differences could be considered  "material  conflicts," in which case we would take  necessary  action to protect  persons with voting rights under our variable  annuity  contracts  and variable  life  insurance policies  against  persons  with  voting  rights  under other  insurance  companies'  variable  insurance  products.  If a "material conflict" were to arise between owners of variable  annuity  contracts and variable life  insurance  policies  issued by us we would take  necessary  action to treat such  persons  equitably  in  resolving  the  conflict.  "Material  conflicts"  could  arise due to differences  in voting  instructions  between  owners of variable  life  insurance  and  variable  annuity  contracts of the same or different companies.  We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia
American  Skandia or our  affiliates  have  entered  into  agreements  with the  investment  adviser or  distributor  of many of the underlying  Portfolios.  Under the terms of these agreements,  American Skandia provides  administrative and support services to the
Portfolios  for which it receives a fee of up to 0.50%  (currently)  of the average  assets  allocated to the  Portfolios  under the
Annuity from the investment  adviser,  distributor  and/or the fund. Any fees payable will be consistent with the services  rendered or the expected cost savings  resulting from the  arrangement.  These  agreements may be different for each  underlying  mutual fund whose portfolios are offered as Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American Skandia  Marketing,  Incorporated  ("ASM"),  a wholly-owned  subsidiary of American  Skandia,  Inc., is the distributor and principal  underwriter of the securities  offered  through this  prospectus.  ASM acts as the distributor of a number of annuity and life insurance  products we offer and  co-distributor  American Skandia Trust and American Skandia Advisor Funds,  Inc., a family of retail mutual funds.  ASM also acts as an  introducing  broker-dealer  through which it receives a portion of brokerage  commissions in connection  with purchases and sales of securities  held by portfolios of American  Skandia Trust which are offered as underlying investment options under the Annuity.

ASM's principal business address is One Corporate Drive,  Shelton,  Connecticut 06484. ASM is registered as broker-dealer  under the
Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous  basis.  ASM enters into  distribution  agreements  with  broker-dealers  who are  registered under the Exchange Act and with entities that may offer the Annuity but are exempt from  registration  ("firms").  Applications  for the Annuity are solicited by registered  representatives of those firms. Such  representatives  will also be our appointed insurance agents under state insurance law.  In addition, ASM may offer the Annuity directly to potential purchasers.

Commissions  are paid to firms on sales of the Annuity  according  to one or more  schedules.  The  individual  representative  will receive a  portion  of the  compensation,  depending  on the  practice  of his or her firm.  Commissions  are  generally  based on a percentage of Purchase  Payments  made, up to a maximum of 4.0%.  Alternative  compensation  schedules are available  that provide a lower  initial  commission  plus  ongoing  annual  compensation  based on all or a portion of  Account  Value.  We may also  provide compensation  to the  distributing  firm for  providing  ongoing  service to you in relation to the Annuity.  Commissions  and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In  addition,  in an effort to promote the sale of our products  (which may include the  placement  of American  Skandia  and/or the
Annuity on a preferred or recommended  company or product list and/or access to the firm's  registered  representatives),  we or ASM may enter into compensation  arrangements with certain  broker-dealer firms or branches of such firms with respect to certain or all registered  representatives  of such firms under which such firms may receive  separate  compensation  or  reimbursement  for, among other things,  training of sales personnel and/or marketing  and/or  administrative  and/or other services they provide to us or our affiliates.  To the  extent  permitted  by NASD  rules  and  other  applicable  laws and  regulations,  ASM may pay or  allow  other promotional  incentives  or payments  in the form of cash or non-cash  compensation.  These  arrangements  may not be offered to all firms  and the terms of such  arrangements  may  differ  between  firms.  You  should  note that  firms  and  individual  registered representatives  and branch  managers  within some firms  participating  in one of these  compensation  arrangements  might  receive greater  compensation  for selling the Annuity than for selling a different  annuity  that is not  eligible  for these  compensation arrangements.  While  compensation  is  generally  taken into  account as an expense in  considering  the charges  applicable  to an annuity  product,  any such  compensation  will be paid by us or ASM and will not result in any  additional  charge to you.  Overall compensation  paid to the distributing  firm does not exceed,  based on actuarial  assumptions,  8.5% of the total Purchase Payments made. Your registered  representative  can provide you with more  information  about the compensation  arrangements  that apply upon the sale of the Annuity.

Advertising:  We may advertise certain information  regarding the performance of the investment  options.  This information may help you review the  performance of the investment  options and provide a basis for comparison  with other  annuities.  This  information may be less useful when comparing the performance of the investment  options with other savings or investment  vehicles.  Such other investments  may not  provide  some of the  benefits  of  annuities,  or may not be  designed  for  long-term  investment  purposes.
Additionally other savings or investment vehicles may not receive the beneficial tax treatment given to annuities under the Code.

We may advertise the performance of the Portfolios in the form of "Standard" and  "Non-standard"  Total Returns  calculated for each
Sub-account.  "Standard Total Return" figures assume a hypothetical  initial  investment of $1,000 allocated to a Sub-account during the most recent one,  five and ten year periods (or since the inception  date that the Portfolio has been offered as a  Sub-account, if less).  "Standard  Total  Return"  figures  assume  that the  applicable  Insurance  Charge,  Distribution  Charge and the Annual
Maintenance  Fee are deducted and that the Annuity is surrendered at the end of the applicable  period,  meaning that any Contingent
Deferred  Sales  Charge  that would  apply  upon  surrender  is also  deducted.  "Standard  Total  Return"  figures do not take into consideration  any Credits.  "Non-standard  Total Return" figures  include any performance  figures that do not meet the SEC's rules for Standard Total Returns.  "Non-standard  Total Return" figures are calculated in the same manner as  standardized  returns except that the figures may not reflect all fees and charges.  In  particular,  they may assume no  surrender at the end of the  applicable period so that the CDSC does not apply.  "Non-standard  Total Return"  figures may assume Credits of 6%;  however,  Credits  applied during  Annuity  Years 2-6 will receive less Credits on Purchase  Payments and Purchase  Payments  applied after Annuity Year 6 will receive no Credits  (see "How Do I Receive  Credits?").  Standard and  Non-standard  Total  Returns will not reflect the  additional asset-based  charges that are deducted  when you elect any optional  benefits.  The  additional  cost  associated  with any optional benefits you elected will reduce your performance.  Non-standard Total Returns must be accompanied by Standard Total Returns.

Some of the  underlying  Portfolios  existed  prior to the  inception  of these  Sub-accounts.  Performance  quoted  in  advertising regarding  such  Sub-accounts  may indicate  periods during which the  Sub-accounts  have been in existence but prior to the initial offering of the Annuities,  or periods during which the underlying  Portfolios  have been in existence,  but the  Sub-accounts  have not. Such hypothetical  historical  performance is calculated using the same assumptions  employed in calculating actual performance since inception of the  Sub-accounts.  Hypothetical  historical  performance of the underlying  Portfolios prior to the existence of the Sub-accounts may only be presented as Non-Standard Total Returns.

We may advertise the  performance  of money  market-type  Sub-accounts  using a measure of the "current and  effective  yield".  The current yield of a money  market-type  Sub-account  is  calculated  based upon the previous  seven-day  period ending on the date of calculation.  The effective yield of a money  market-type  Sub-account  reflects the  reinvestment of net income earned daily on the assets of such a Sub-account.  The current and effective yields reflect the Insurance  Charge,  Distribution  Charge (if applicable)
and the charge for any optional  benefits (if applicable)  deducted  against the  Sub-account.  In a low interest rate  environment, yields for money  market-type  Sub-accounts,  after deduction of the Insurance Charge,  Distribution  Charge (if applicable) and the charge for any optional  benefits (if  applicable)  may be negative  even though the yield  (before  deducting  for such charges) is positive.  Current and effective yield  information  will fluctuate.  This  information may not provide a basis for comparisons with deposits in banks or other  institutions  which pay a fixed yield over a stated period of time, or with  investment  companies which do not serve as underlying mutual funds for variable  annuities and/or do not have additional  asset-based  charges deducted for the insurance protection provided by the Annuity.

Performance  information on the Sub-accounts is based on past performance only and is not an indication or  representation of future performance.  Performance of the Sub-accounts is not fixed.  Actual  performance  will depend on the type,  quality and, for some of the  Sub-accounts,  the maturities of the investments held by the underlying  mutual funds or portfolios and upon prevailing  market conditions and the response of the underlying  mutual funds to such  conditions.  Actual  performance will also depend on changes in the expenses of the underlying  mutual funds or portfolios.  Such changes are reflected,  in turn, in the Sub-accounts  which invest in such  underlying  mutual  fund or  portfolio.  In  addition,  the total  amount of  asset-based  charges  assessed  against  each
Sub-account will affect performance.

The information we may advertise  regarding the Fixed  Allocations  may include the then current  interest rates we are crediting to new Fixed  Allocations.  Information  on  current  rates  will be as of the date  specified  in such  advertisement.  Rates  will be included in  advertisements  to the extent  permitted by law. Given that the actual rates  applicable to any Fixed Allocation are as of the date of any such Fixed  Allocation's  Guarantee  Period begins,  the rate credited to a Fixed  Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute may also compare the  performance of our  Sub-accounts  with: (a) certain  unmanaged  market  indices, including but not limited to the Dow Jones Industrial  Average,  the Standard & Poor's 500, the NASDAQ 100, the Shearson Lehman Bond
Index,  the Frank Russell  non-U.S.  Universal Mean, the Morgan Stanley  Capital  International  Index of Europe,  Asia and Far East
Funds, and the Morgan Stanley Capital  International World Index; and/or (b) other management  investment  companies with investment objectives  similar to the mutual fund or portfolio  underlying the  Sub-accounts  being compared.  This may include the performance ranking assigned by various publications,  including but not limited to the Wall Street Journal,  Forbes,  Fortune, Money, Barron's,
Business Week, USA Today and  statistical  services,  including but not limited to Lipper  Analytical  Services Mutual Funds Survey,
Lipper Annuity and Closed End Survey,  the Variable  Annuity Research Data Survey,  SEI, the Morningstar  Mutual Fund Sourcebook and
the Morningstar Variable Annuity/Life Sourcebook.

American Skandia Life Assurance  Corporation may advertise its rankings and/or ratings by independent  financial  ratings  services.
Such rankings may help you in evaluating  our ability to meet our  obligations in relation to Fixed  Allocations,  pay minimum death benefits,  pay annuity  payments or administer  Annuities.  Such rankings and ratings do not reflect or relate to the performance of
Separate Account B.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
American Skandia  publishes annual and quarterly  reports that are filed with the SEC. These reports contain  financial  information about American  Skandia that is annually  audited by independent  accountants.  American  Skandia's annual report for the year ended
December 31, 2003,  together  with  subsequent  periodic  reports that  American  Skandia  files with the SEC, are  incorporated  by reference  into this  prospectus.  You can obtain  copies,  at no cost, of any and all of this  information,  including the American
Skandia  annual  report that is not  ordinarily  mailed to contract  owners,  the more current  reports and any  subsequently  filed documents  at no cost by  contacting  us at  American  Skandia -  Variable  Annuities;  P.O.  Box 7040;  Bridgeport,  CT  06601-7040
(Telephone:  203-926-1888).  The SEC file  number  for  American  Skandia is  33-44202.  You may read and copy any  filings  made by
American Skandia with the SEC at the SEC's Public Reference Room at 450 Fifth Street,  Washington,  D.C. 20549-0102.  You can obtain information  on the  operation of the Public  Reference  Room by calling  (202)  942-8090.  The SEC  maintains an Internet site that contains reports,  proxy and information  statements,  and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.
   ------------------

FINANCIAL STATEMENTS
The financial  statements of the separate account and American  Skandia Life Assurance  Corporation are included in the Statement of
Additional Information.

HOW TO CONTACT US
You can contact us by:

|X|      calling our Customer Service Team at 1-800-680-8920, or Skandia's telephone automated response system at 1-800-766-4530.

|X|      writing to us via regular mail at American Skandia - Variable  Annuities,  Attention:  Stagecoach  Annuity,  P.O. Box 7040,
         Bridgeport,  Connecticut  06601-7040  OR for express mail  American  Skandia - Variable  Annuities,  Attention:  Stagecoach
         Annuity, One Corporate Drive, Shelton,  Connecticut 06484. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
|X|      sending an email to service@prudential.com or visiting our Internet Website at www.americanskandia.prudential.com.
|X|      accessing information about your Annuity through our Internet Website at www.americanskandia.prudential.com.

You can obtain  account  information  by calling  our  automated  response  system  and at  www.americanskandia.prudential.com,  our
Internet  Website.  Our Customer  Service  representatives  are also available during business hours to provide you with information about your account.  You can request certain  transactions  through our telephone  voice response  system,  our Internet  Website or through a customer  service  representative.  You can provide  authorization  for a third  party,  including  your  attorney-in-fact acting pursuant to a power of attorney,  to access your account  information and perform certain  transactions on your account.  You will need to complete a form  provided by us which  identifies  those  transactions  that you wish to authorize via  telephonic  and electronic  means and whether you wish to  authorize  a third  party to perform any such  transactions.  Please note that unless you tell us otherwise,  we deem that all  transactions  that are directed by your investment  professional  with respect to your Annuity have  been  authorized  by you.  We  require  that  you or your  representative  provide  proper  identification  before  performing transactions  over the  telephone  or through our Internet  Website.  This may include a Personal  Identification  Number (PIN) that will be provided  to you upon issue of your  Annuity or you may  establish  or change  your PIN by calling  our  automated  response system and at  www.americanskandia.prudential.com,  our Internet  Website.  Any third party that you authorize to perform  financial transactions on your account will be assigned a PIN for your account.

Transactions  requested  via  telephone are recorded.  To the extent  permitted by law, we will not be  responsible  for any claims, loss,  liability or expense in connection with a transaction  requested by telephone or other  electronic  means if we acted on such transaction  instructions  after following  reasonable  procedures to identify those persons  authorized to perform  transactions on your  Annuity  using  verification  methods  which may  include a request  for your  Social  Security  number,  PIN or other form of electronic  identification.  We may be liable for losses due to  unauthorized  or fraudulent  instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic  information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular  and/or  express  mail will be the only means by which we will accept  transaction  instructions when telephonic,  facsimile,  Internet or any other electronic means are unavailable or delayed.  American  Skandia  reserves the right to limit,  restrict or  terminate  telephonic,  facsimile,  Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as  indemnification  for  liabilities  arising under the Securities Act of 1933 (the  "Securities  Act") may be permitted to directors,  officers or persons  controlling the registrant pursuant to the foregoing  provisions,  the registrant has been informed that in the opinion of the SEC such  indemnification  is against  public policy as expressed in the  Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this  Prospectus,  American  Skandia and its affiliates are not involved in any legal  proceedings  outside of the ordinary course of business.  American  Skandia and its affiliates are involved in pending and threatened  legal  proceedings in the normal course of its business,  however,  we do not anticipate that the outcome of any such legal  proceedings  will have a material adverse  affect on the  Separate  Account,  or American  Skandia's  ability to meet its  obligations  under the  Annuity,  or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

                               APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate  Account B consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or mutual fund portfolio.  All or some of these  Sub-accounts  are available as investment  options for other variable  annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units:  The following table shows:  (a) the Unit Price,  as of the dates shown,  for Units in each of the
Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus;  and (b) the number of Units  outstanding for each such  Sub-account as of the dates shown.  Since November 18, 2002, we have been  determining,  on a daily basis,  multiple Unit
Prices for each  Sub-account  of Separate  Account B. We compute  multiple  Unit Prices  because  several of our variable  annuities invest in the same  Sub-accounts,  and these annuities  deduct varying charges that correspond to each combination of the applicable
Insurance  Charge,  Distribution  Charge (when applicable) and the charges for each optional  benefit.  Where an asset-based  charge corresponding  to a particular  Sub-account  within a new annuity  product is identical  to that in the same  Sub-account  within an existing  annuity,  the Unit Price for the new annuity will be identical to that of the  existing  annuity.  In such cases,  we will for reference  purposes depict,  in the condensed  financial  information for the new annuity,  Unit Prices of the existing annuity.
The year in which  operations  commenced in each such  Sub-account is noted in  parentheses.  To the extent a Sub-account  commenced operations  during a particular  calendar  year,  the Unit Price as of the end of the period  reflects only the partial year results from the  commencement  of operations  until  December 31st of the  applicable  year.  When a Unit Price was first  calculated for a particular  Sub-account,  we set the  price of that  Unit at  $10.00  per  Unit.  Thereafter,  Unit  Prices  vary  based  on  market performance.  Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2003.

                                    Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - International
Equity (2000)
     With No Optional Benefits
     Unit Price                                          $12.71           9.83
     Number of Units                                     30,093          4,125
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                                    Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Small Cap Growth
(1999)
     With No Optional Benefits
     Unit Price                                          $13.63           9.74
     Number of Units                                     27,988          2,121
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Growth (1994)
     With No Optional Benefits
     Unit Price                                          $11.65           9.59
     Number of Units                                      8,938          1,090
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Large Company
Growth (1999)
     With No Optional Benefits
     Unit Price                                          $11.63           9.36
     Number of Units                                     94,737          8,608
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.59              -
     Number of Units                                      1,333              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                                    Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Equity Value (1998)
     With No Optional Benefits
     Unit Price                                          $12.32           9.97
     Number of Units                                     30,911            900
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Price                                           $8.77              -
     Number of Units                                      2,290              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Equity Income (1999)
     With No Optional Benefits
     Unit Price                                          $10.23           8.25
     Number of Units                                    314,757        196,720
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.26           9.90
     Number of Units                                    251,071         10,707
     With GMWB
     Unit Value                                          $12.25              -
     Number of Units                                      5,900              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.23           9.90
     Number of Units                                     15,983             91
     With any one of EBP or HAV and GMWB
     Unit Price                                          $15.29              -
     Number of Units                                     15,958              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Asset Allocation
(1994)
     With No Optional Benefits
     Unit Price                                          $11.79           9.82
     Number of Units                                     62,075          2,641
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.75              -
     Number of Units                                        701              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                                    Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Total Return Bond 1
(1999)
     With No Optional Benefits
     Unit Price                                          $10.89          10.21
     Number of Units                                     29,473             74
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.86              -
     Number of Units                                         89              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Strong International Equity 2 (1989)
     With No Optional Benefits
     Unit Price                                          $11.00           8.56
     Number of Units                                  2,415,394      2,569,506
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.75           9.95
     Number of Units                                    936,678         90,759
     With GMWB
     Unit Value                                          $12.74              -
     Number of Units                                     17,098              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.72           9.95
     Number of Units                                    141,470          6,047
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.87              -
     Number of Units                                    400,112              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.68              -
     Number of Units                                     13,590              -
     With HAV, EBP and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST William Blair International Growth 3(1997)
     With No Optional Benefits
     Unit Price                                          $13.39           9.72
     Number of Units                                  5,547,558        835,523
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35           9.72
     Number of Units                                  6,498,151         78,368
     With GMWB
     Unit Value                                          $13.34              -
     Number of Units                                    103,740              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.32           9.71
     Number of Units                                  1,009,679          5,178
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.86              -
     Number of Units                                     29,434              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.28              -
     Number of Units                                     32,626              -
     With HAV, EBP and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST American Century International Growth 4
(1997)
     With No Optional Benefits
     Unit Price                                          $10.48           8.52
     Number of Units                                  2,537,977      2,252,674
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.88           9.69
     Number of Units                                    912,335        116,123
     With GMWB
     Unit Value                                          $11.87              -
     Number of Units                                        810              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.85           9.69
     Number of Units                                    108,175          1,896
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.68              -
     Number of Units                                    312,768              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.82              -
     Number of Units                                      1,100              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST DeAM International Equity 5 (1994)
     With No Optional Benefits
     Unit Price                                          $10.79           8.19
     Number of Units                                  1,201,268        269,995
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.86           9.79
     Number of Units                                    368,945         22,770
     With GMWB
     Unit Value                                          $12.85              -
     Number of Units                                      5,504              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.82              -
     Number of Units                                     24,374              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.65              -
     Number of Units                                     72,406              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.79              -
     Number of Units                                      1,767              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST MFS Global Equity (1999)
     With No Optional Benefits
     Unit Price                                          $11.30           9.04
     Number of Units                                  1,393,001        969,509
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.31           9.87
     Number of Units                                    916,888         32,306
     With GMWB
     Unit Value                                          $12.29              -
     Number of Units                                      4,306              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.27              -
     Number of Units                                     62,490              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.06              -
     Number of Units                                    308,725              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.24              -
     Number of Units                                      6,069              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST PBHG Small-Cap Growth 6 (1994)
     With No Optional Benefits
     Unit Price                                           $9.89           6.92
     Number of Units                                  3,292,593      1,970,250
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.50           9.48
     Number of Units                                  1,059,046         47,261
     With GMWB
     Unit Value                                          $13.49              -
     Number of Units                                      9,676              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.46           9.47
     Number of Units                                    138,936          6,595
     With any one of EBP or HAV and GMWB
     Unit Value                                          $16.82              -
     Number of Units                                     64,850              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.43              -
     Number of Units                                      4,691              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST DeAM Small-Cap Growth 7 (1999)
     With No Optional Benefits
     Unit Price                                          $11.13           7.67
     Number of Units                                  1,682,193        639,695
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.06           9.71
     Number of Units                                    480,221         12,122
     With GMWB
     Unit Value                                          $14.05              -
     Number of Units                                      1,850              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.02           9.71
     Number of Units                                     89,708          1,728
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.61              -
     Number of Units                                    131,605              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.98              -
     Number of Units                                      3,753              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Federated Aggressive Growth (2000)
     With No Optional Benefits
     Unit Price                                          $12.74           7.64
     Number of Units                                  3,085,373      1,255,415
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.40           9.86
     Number of Units                                  2,615,505         63,097
     With GMWB
     Unit Value                                          $16.38              -
     Number of Units                                     37,078              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $16.35           9.86
     Number of Units                                    362,906          4,107
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.06              -
     Number of Units                                     79,226              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.30              -
     Number of Units                                     20,181              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Gabelli Small-Cap Value 8 (1997)
     With No Optional Benefits
     Unit Price                                          $12.42           9.30
     Number of Units                                 10,183,346      6,141,523
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.43          10.08
     Number of Units                                  5,824,200        209,790
     With GMWB
     Unit Value                                          $13.41              -
     Number of Units                                    100,155              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.39          10.08
     Number of Units                                    767,455         17,411
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.95              -
     Number of Units                                    275,971              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.35              -
     Number of Units                                     34,978              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST DeAM Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.81           7.66
     Number of Units                                  1,134,865        423,387
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.19          10.08
     Number of Units                                    434,509         11,686
     With GMWB
     Unit Value                                          $14.17              -
     Number of Units                                     10,756              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.15          10.08
     Number of Units                                     70,597          5,211
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.70              -
     Number of Units                                     22,847              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $14.11              -
     Number of Units                                        879              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Goldman Sachs Mid-Cap Growth 9 (2000)
     With No Optional Benefits
     Unit Price                                          $10.31           7.97
     Number of Units                                  3,027,057      1,273,118
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.75           9.87
     Number of Units                                  2,379,820         66,279
     With GMWB
     Unit Value                                          $12.73              -
     Number of Units                                     37,400              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.71           9.87
     Number of Units                                    365,115          2,488
     With any one of EBP or HAV and GMWB
     Unit Value                                           $3.73              -
     Number of Units                                    175,708              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.68              -
     Number of Units                                     12,201              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Neuberger Berman Mid-Cap Growth 10 (1994)
     With No Optional Benefits
     Unit Price                                           $9.51           7.41
     Number of Units                                  3,415,318      2,175,250
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.18           9.51
     Number of Units                                  1,089,649         44,760
     With GMWB
     Unit Value                                          $12.17              -
     Number of Units                                     16,702              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.15           9.51
     Number of Units                                     96,879          1,311
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.01              -
     Number of Units                                    294,816              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.11              -
     Number of Units                                      5,407              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Neuberger Berman Mid-Cap Value 11 (1993)
     With No Optional Benefits
     Unit Price                                          $12.01           8.96
     Number of Units                                  8,530,129      5,118,558
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.34           9.98
     Number of Units                                  4,786,623        163,415
     With GMWB
     Unit Value                                          $13.33              -
     Number of Units                                     87,253              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.31           9.97
     Number of Units                                    610,598         10,745
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.32              -
     Number of Units                                    370,965              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.27              -
     Number of Units                                     21,843              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alger All-Cap Growth (2000)
     With No Optional Benefits
     Unit Price                                           $9.07           6.80
     Number of Units                                  2,002,166        658,419
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.45           9.36
     Number of Units                                    636,548          6,409
     With GMWB
     Unit Value                                          $12.43              -
     Number of Units                                     10,356              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.41           9.36
     Number of Units                                    106,376          3,466
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.84              -
     Number of Units                                     87,326              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.38              -
     Number of Units                                      4,810              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Gabelli All-Cap Value (2000)
     With No Optional Benefits
     Unit Price                                          $10.91           8.17
     Number of Units                                  2,513,413      1,200,225
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.38          10.04
     Number of Units                                    727,500         28,449
     With GMWB
     Unit Value                                          $13.37              -
     Number of Units                                     12,627              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.35          10.04
     Number of Units                                    127,279             88
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.89              -
     Number of Units                                    166,080              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.31              -
     Number of Units                                      1,455              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Natural Resources (1995)
     With No Optional Benefits
     Unit Price                                          $12.59           9.59
     Number of Units                                  2,011,627        724,670
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.67          10.44
     Number of Units                                    433,891          7,378
     With GMWB
     Unit Value                                          $13.66              -
     Number of Units                                     24,634              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.63          10.44
     Number of Units                                     77,245          5,472
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.23              -
     Number of Units                                      6,747              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.60              -
     Number of Units                                      1,035              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance Growth 12 (1996)
     With No Optional Benefits
     Unit Price                                           $9.08           7.46
     Number of Units                                  2,098,873      1,869,353
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.34           9.34
     Number of Units                                    717,430         31,105
     With GMWB
     Unit Value                                          $11.32              -
     Number of Units                                      2,206              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.30           9.34
     Number of Units                                    114,477          3,975
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.72              -
     Number of Units                                    267,109              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.27              -
     Number of Units                                      8,067              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Growth (1999)
     With No Optional Benefits
     Unit Price                                           $9.16           7.58
     Number of Units                                  4,784,269      2,930,432
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.41           9.47
     Number of Units                                  2,222,614        134,574
     With GMWB
     Unit Value                                          $11.40              -
     Number of Units                                     18,900              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.38           9.46
     Number of Units                                    207,063          2,437
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.21              -
     Number of Units                                    262,995              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.35              -
     Number of Units                                     10,550              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Marsico Capital Growth (1997)
     With No Optional Benefits
     Unit Price                                          $10.78           8.32
     Number of Units                                 20,138,164     10,144,317
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.30           9.51
     Number of Units                                 14,975,841        457,013
     With GMWB
     Unit Value                                          $12.28              -
     Number of Units                                    215,988              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.26           9.51
     Number of Units                                  2,031,583         30,465
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.16              -
     Number of Units                                    925,591              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.23              -
     Number of Units                                     70,776              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Goldman Sachs Concentrated Growth 13 (1992)
     With No Optional Benefits
     Unit Price                                           $9.45           7.67
     Number of Units                                  2,053,023      1,349,939
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.63           9.46
     Number of Units                                    715,845         41,632
     With GMWB
     Unit Value                                          $11.61              -
     Number of Units                                     17,452              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.59              -
     Number of Units                                     49,620              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $4.40              -
     Number of Units                                    395,905              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.56              -
     Number of Units                                        242              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAm Large-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                           $9.95           7.65
     Number of Units                                    716,993        207,816
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.51           9.64
     Number of Units                                    516,012          9,837
     With GMWB
     Unit Value                                          $12.49              -
     Number of Units                                      3,246              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.47           9.64
     Number of Units                                    112,368          3,697
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.85              -
     Number of Units                                     56,053              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.44              -
     Number of Units                                      5,662              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAm Large-Cap Value 14 (2000)
     With No Optional Benefits
     Unit Price                                          $10.78           8.66
     Number of Units                                  1,072,256        664,649
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.39           9.98
     Number of Units                                    583,969         18,250
     With GMWB
     Unit Value                                          $12.38              -
     Number of Units                                      9,674              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.36           9.97
     Number of Units                                     58,333          4,906
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.28              -
     Number of Units                                    137,247              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.32              -
     Number of Units                                      4,412              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance/Bernstein Growth + Value (2001)
     With No Optional Benefits
     Unit Price                                           $9.91           7.99
     Number of Units                                  1,387,072        965,912
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.11           9.79
     Number of Units                                    667,395         11,345
     With GMWB
     Unit Value                                          $12.09              -
     Number of Units                                      5,118              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.07           9.79
     Number of Units                                    115,455            704
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.65              -
     Number of Units                                    154,955              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.04              -
     Number of Units                                      1,041              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST AST Sanford Bernstein Core Value (2001)
     With No Optional Benefits
     Unit Price                                          $11.06           8.76
     Number of Units                                  3,621,862      6,005,922
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.69          10.08
     Number of Units                                  2,277,726        386,259
     With GMWB
     Unit Value                                          $12.67              -
     Number of Units                                     11,518              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.65          10.08
     Number of Units                                    328,567         30,510
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.62              -
     Number of Units                                    216,416              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.62              -
     Number of Units                                     10,893              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Cohen & Steers Realty (1998)
     With No Optional Benefits
     Unit Price                                          $13.63          10.08
     Number of Units                                  3,097,315      1,563,489
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.92          10.33
     Number of Units                                  1,376,696         41,098
     With GMWB
     Unit Value                                          $13.91              -
     Number of Units                                     13,615              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.88          10.32
     Number of Units                                    270,852          6,429
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.47              -
     Number of Units                                      8,884              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.84
     Number of Units                                      8,189
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Sanford Bernstein Managed Index 500 15 (1998)
     With No Optional Benefits
     Unit Price                                          $10.23           8.17
     Number of Units                                  5,442,511      3,662,406

     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.25           9.81
     Number of Units                                  2,209,334         79,915
     With GMWB
     Unit Value                                          $12.24              -
     Number of Units                                     16,957              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.22           9.81
     Number of Units                                    203,573            383
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.98              -
     Number of Units                                    293,662              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.18              -
     Number of Units                                      4,899              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST American Century Income & Growth 16 (1997)
     With No Optional Benefits
     Unit Price                                          $10.45           8.25
     Number of Units                                  2,115,438      1,751,136
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.50           9.89
     Number of Units                                    846,118         36,829
     With GMWB
     Unit Value                                          $12.48              -
     Number of Units                                      2,386              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.46           9.89
     Number of Units                                    124,008          8,874
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.22              -
     Number of Units                                    195,232              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.43              -
     Number of Units                                      4,612              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance Growth and Income 17 (1992)
     With No Optional Benefits
     Unit Price                                          $10.50           8.06
     Number of Units                                 21,264,670      6,667,373
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.77           9.83
     Number of Units                                 13,386,166        165,588
     With GMWB
     Unit Value                                          $12.76              -
     Number of Units                                    187,011              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.74           9.83
     Number of Units                                  2,029,598          6,100
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.88              -
     Number of Units                                    976,756              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.70              -
     Number of Units                                     69,435              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Growth with Income (1999)
     With No Optional Benefits
     Unit Price                                           $9.69           8.09
     Number of Units                                  1,421,128      1,053,007
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.60           9.71
     Number of Units                                    556,083         17,242
     With GMWB
     Unit Value                                          $11.58              -
     Number of Units                                     11,154              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.56           9.71
     Number of Units                                     88,557            538
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.55              -
     Number of Units                                    105,608              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.53              -
     Number of Units                                        552              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST INVESCO Capital Income 18 (1994)
     With No Optional Benefits
     Unit Price                                           $9.83           8.34
     Number of Units                                  2,647,064      2,110,071
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.65           9.90
     Number of Units                                    651,074         30,714
     With GMWB
     Unit Value                                          $11.63              -
     Number of Units                                     21,961              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.61           9.90
     Number of Units                                     90,092          5,934
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.66              -
     Number of Units                                    347,275              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.58              -
     Number of Units                                        332              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Global Allocation 19 (1993)
     With No Optional Benefits
     Unit Price                                          $10.24           8.71
     Number of Units                                    898,161        847,517
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.65           9.94
     Number of Units                                    155,865          3,088
     With GMWB
     Unit Value                                          $11.64              -
     Number of Units                                        483              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.62           9.93
     Number of Units                                     34,914             94
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.40              -
     Number of Units                                    303,295              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.58              -
     Number of Units                                      1,169              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST American Century Strategic Balanced (1997)
     With No Optional Benefits
     Unit Price                                          $10.69           9.14
     Number of Units                                  2,045,205      1,126,058
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.62           9.97
     Number of Units                                    930,516         15,835
     With GMWB
     Unit Value                                          $11.61              -
     Number of Units                                     18,977              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.59           9.97
     Number of Units                                     58,741          2,760
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.46              -
     Number of Units                                    196,909              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.56              -
     Number of Units                                     11,783              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Asset Allocation (1994)
     With No Optional Benefits
     Unit Price                                          $11.09           9.09
     Number of Units                                  2,243,566        921,329
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.12           9.96
     Number of Units                                    955,716         21,928
     With GMWB
     Unit Value                                          $12.11              -
     Number of Units                                     27,414              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.09           9.96
     Number of Units                                    160,339            150
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.48              -
     Number of Units                                      2,741              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.05              -
     Number of Units                                     31,706              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Global Bond 20 (1994)
     With No Optional Benefits
     Unit Price                                          $12.59          11.34
     Number of Units                                  2,962,471      1,739,313
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.42          10.31
     Number of Units                                  1,827,606         36,822
     With GMWB
     Unit Value                                          $11.40              -
     Number of Units                                     24,361              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.38          10.31
     Number of Units                                    279,110          3,700
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.23              -
     Number of Units                                    148,319              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.35              -
     Number of Units                                     12,591              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Federated High Yield (1994)
     With No Optional Benefits
     Unit Price                                          $11.61           9.71
     Number of Units                                 12,201,163      5,592,940
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.24          10.26
     Number of Units                                  3,684,174         74,022
     With GMWB
     Unit Value                                          $12.23              -
     Number of Units                                     27,535              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.21          10.26
     Number of Units                                    379,114          6,524
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.60              -
     Number of Units                                    346,126              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.17              -
     Number of Units                                     28,237              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Lord Abbett Bond-Debenture (2000)
     With No Optional Benefits
     Unit Price                                          $11.61           9.94
     Number of Units                                  7,751,236      4,146,530
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.92          10.23
     Number of Units                                  4,628,945        162,571
     With GMWB
     Unit Value                                          $11.90              -
     Number of Units                                     42,593              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.88          10.23
     Number of Units                                    624,019          7,474
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.60              -
     Number of Units                                    423,485              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.85              -
     Number of Units                                     28,346              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Bond (2002)
     With No Optional Benefits
     Unit Price                                          $10.87          10.65
     Number of Units                                    535,054        561,446
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.34          10.16
     Number of Units                                    209,384         12,055
     With GMWB
     Unit Value                                          $10.33              -
     Number of Units                                      6,981              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.31          10.15
     Number of Units                                     26,513            595
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.76              -
     Number of Units                                     58,096              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.28              -
     Number of Units                                      2,367              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST PIMCO Total Return Bond (1994)
     With No Optional Benefits
     Unit Price                                          $10.95          10.57
     Number of Units                                 26,287,388     20,544,075
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.51          10.17
     Number of Units                                 16,012,778        604,147
     With GMWB
     Unit Value                                          $10.49              -
     Number of Units                                    378,676              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.48          10.17
     Number of Units                                  2,192,336         36,236
     With any one of EBP or HAV and GMWB
     Unit Value                                          $12.76              -
     Number of Units                                  1,558,557              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.45              -
     Number of Units                                    119,982              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST PIMCO Limited Maturity Bond (1995)
     With No Optional Benefits
     Unit Price                                          $10.51          10.34
     Number of Units                                 15,242,856     11,274,642
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.22          10.08
     Number of Units                                  5,152,783        215,314
     With GMWB
     Unit Value                                          $10.21              -
     Number of Units                                     36,640              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.19          10.08
     Number of Units                                    636,860         80,547
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.65              -
     Number of Units                                    329,629              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.16              -
     Number of Units                                     35,430              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Money Market (1992)
     With No Optional Benefits
     Unit Price                                           $9.86           9.96
     Number of Units                                 32,730,501     36,255,772
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.86           9.99
     Number of Units                                  7,176,983        999,737
     With GMWB
     Unit Value                                           $9.85              -
     Number of Units                                     81,304              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.83           9.99
     Number of Units                                  1,118,618         70,899
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.13              -
     Number of Units                                     35,505              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.80              -
     Number of Units                                    149,705              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Gartmore Variable Investment Trust - GVIT
Developing Markets 21 (1996)
     With No Optional Benefits
     Unit Price                                          $13.60           8.66
     Number of Units                                  1,763,660        283,466
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.56           9.93
     Number of Units                                    415,864         21,816
     With GMWB
     Unit Value                                          $15.54              -
     Number of Units                                     12,503              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.52           9.93
     Number of Units                                     44,993            442
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.88              -
     Number of Units                                        843              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.47              -
     Number of Units                                      1,871              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Dynamics (1999)
     With No Optional Benefits
     Unit Price                                           $9.61           7.09
     Number of Units                                    889,464        543,762
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.12           9.70
     Number of Units                                    634,308         32,635
     With GMWB
     Unit Value                                          $13.11              -
     Number of Units                                      4,848              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.08           9.70
     Number of Units                                     38,518            576
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.05              -
     Number of Units                                      3,083              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Technology (1999)
     With No Optional Benefits
     Unit Price                                           $7.87           5.50
     Number of Units                                    578,651        293,307
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35              -
     Number of Units                                      3,695              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Health Sciences (1999)
     With No Optional Benefits
     Unit Price                                          $10.05           8.00
     Number of Units                                    698,364        475,873
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.93           9.51
     Number of Units                                    381,478          5,444
     With GMWB
     Unit Value                                          $11.91              -
     Number of Units                                      2,077              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.89           9.51
     Number of Units                                     55,867            140
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.85              -
     Number of Units                                      1,330              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Financial Services (1999)
     With No Optional Benefits
     Unit Price                                          $11.17           8.76
     Number of Units                                    607,265        366,258
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.61           9.92
     Number of Units                                    200,360          1,897
     With GMWB
     Unit Value                                          $12.60              -
     Number of Units                                     20,268              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.58           9.92
     Number of Units                                     50,250            141
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.46              -
     Number of Units                                      1,378              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.54              -
     Number of Units                                        751              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Telecommunications (1999)
     With No Optional Benefits
     Unit Price                                           $7.63           5.78
     Number of Units                                    191,663         94,004
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.42           9.43
     Number of Units                                     68,278            770
     With GMWB
     Unit Value                                          $12.41              -
     Number of Units                                      1,742              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.39           9.42
     Number of Units                                      8,279            454
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - International Equity 22 (1999)
     With No Optional Benefits
     Unit Price                                          $11.65           8.15
     Number of Units                                    189,143        113,389
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.78           9.67
     Number of Units                                     76,749          3,669
     With GMWB
     Unit Value                                          $10.45              -
     Number of Units                                        827              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.74              -
     Number of Units                                      6,492              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.64              -
     Number of Units                                     81,555              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.71              -
     Number of Units                                      1,395              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - Special Equity (1999)
     With No Optional Benefits
     Unit Price                                          $11.12           7.44
     Number of Units                                    815,621        127,728
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.69           9.85
     Number of Units                                    293,794         12,520
     With GMWB
     Unit Value                                          $14.67              -
     Number of Units                                      3,620              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.65           9.85
     Number of Units                                     58,548            533
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.83              -
     Number of Units                                     23,503              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - Omega (2000)
     With No Optional Benefits
     Unit Price                                          $10.71           7.78
     Number of Units                                    404,789         39,943
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.21              -
     Number of Units                                     56,002              -
     With GMWB
     Unit Value                                          $13.19              -
     Number of Units                                        283              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.17              -
     Number of Units                                     25,003              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.97              -
     Number of Units                                     19,658              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.13              -
     Number of Units                                      1,855              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Europe 30 (1999)
     With No Optional Benefits
     Unit Price                                          $10.83           7.93
     Number of Units                                  2,116,400        292,396
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.20           9.70
     Number of Units                                    158,208          2,625
     With GMWB
     Unit Value                                          $13.18              -
     Number of Units                                     13,365              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.16              -
     Number of Units                                     40,636              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.09              -
     Number of Units                                      3,060              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Asia 30 (2002)
     With No Optional Benefits
     Unit Price                                          $12.57           7.75
     Number of Units                                    942,605        281,993
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.96           9.86
     Number of Units                                    131,276          6,995
     With GMWB
     Unit Value                                          $15.94              -
     Number of Units                                     10,432              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.91              -
     Number of Units                                     33,050              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.43              -
     Number of Units                                      1,873              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Japan (2002)
     With No Optional Benefits
     Unit Price                                           $9.03           7.24
     Number of Units                                    426,718         65,845
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.70          10.21
     Number of Units                                     76,553            351
     With GMWB
     Unit Value                                          $12.69              -
     Number of Units                                      1,883              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.67              -
     Number of Units                                     10,769              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Banks (2002)
     With No Optional Benefits
     Unit Price                                          $10.90           8.56
     Number of Units                                     93,067        101,136
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.86          10.13
     Number of Units                                     34,962          3,422
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.83              -
     Number of Units                                      6,833              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.79              -
     Number of Units                                      1,039              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Basic Materials (2002)
     With No Optional Benefits
     Unit Price                                          $10.95           8.46
     Number of Units                                  1,512,864         76,331
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35          10.34
     Number of Units                                    100,189             12
     With GMWB
     Unit Value                                          $13.33              -
     Number of Units                                      8,054              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.31              -
     Number of Units                                     15,986              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Biotechnology (2001)
     With No Optional Benefits
     Unit Price                                           $9.75           7.09
     Number of Units                                    208,971        130,082
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.53              -
     Number of Units                                        847              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Consumer Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.04           7.25
     Number of Units                                    136,269        128,022
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.66           9.37
     Number of Units                                     30,700          2,426
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.62              -
     Number of Units                                      5,655              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.59              -
     Number of Units                                      3,817              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Consumer Non-Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.64           8.28
     Number of Units                                     58,425        148,446
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.51           9.90
     Number of Units                                     12,720          2,303
     With GMWB
     Unit Value                                          $11.49              -
     Number of Units                                        954              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.67              -
     Number of Units                                      4,737              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Energy (2001)
     With No Optional Benefits
     Unit Price                                          $10.48           8.71
     Number of Units                                  1,225,844        299,833
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.14          10.12
     Number of Units                                    114,553          1,660
     With GMWB
     Unit Value                                          $12.12              -
     Number of Units                                      4,007              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.10              -
     Number of Units                                     25,623              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.07              -
     Number of Units                                      2,434              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Financial (2001)
     With No Optional Benefits
     Unit Price                                          $11.23           8.85
     Number of Units                                    398,159        221,377
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.45           9.84
     Number of Units                                    134,420          2,066
     With GMWB
     Unit Value                                          $12.44              -
     Number of Units                                      1,060              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.42              -
     Number of Units                                     27,402              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Healthcare (2001)
     With No Optional Benefits
     Unit Price                                           $9.17           7.94
     Number of Units                                    707,449        388,508
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.05           9.59
     Number of Units                                    244,228          6,831
     With GMWB
     Unit Value                                          $11.04              -
     Number of Units                                      1,969              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.02              -
     Number of Units                                     56,392              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.99              -
     Number of Units                                      2,123              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Industrial (2002)
     With No Optional Benefits
     Unit Price                                          $10.01           7.93
     Number of Units                                    318,339         12,642
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.85              -
     Number of Units                                     20,601              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.81              -
     Number of Units                                      4,507              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Internet (2002)
     With No Optional Benefits
     Unit Price                                          $15.00           8.57
     Number of Units                                    206,876        306,572
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.67              -
     Number of Units                                      1,210              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Pharmaceuticals (2002)
     With No Optional Benefits
     Unit Price                                           $8.89           8.56
     Number of Units                                    266,978        136,559
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.97           9.63
     Number of Units                                     77,105          2,545
     With GMWB
     Unit Value                                           $9.96              -
     Number of Units                                      2,871              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.94              -
     Number of Units                                      6,346              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.91              -
     Number of Units                                      1,646              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Precious Metals (2002)
     With No Optional Benefits
     Unit Price                                          $13.29           9.70
     Number of Units                                  1,329,806      1,175,651
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.44          11.30
     Number of Units                                    390,896         19,964
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.39              -
     Number of Units                                     44,664              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.35              -
     Number of Units                                      1,458              -
     With HAV, EBP and GMWB
     Unit Value                                          $11.55              -
     Number of Units                                     23,284              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Real Estate (2001)
     With No Optional Benefits
     Unit Price                                          $12.91           9.86
     Number of Units                                    462,906        441,318
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.33          10.20
     Number of Units                                    136,941         12,789
     With GMWB
     Unit Value                                          $13.31              -
     Number of Units                                      3,835              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.29              -
     Number of Units                                     32,970              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP -Semiconductor (2002)
     With No Optional Benefits
     Unit Price                                           $9.51           5.14
     Number of Units                                    423,958         93,241
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.93              -
     Number of Units                                      3,475              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Technology (2001)
     With No Optional Benefits
     Unit Price                                           $8.66           6.03
     Number of Units                                    497,972        254,131
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.30              -
     Number of Units                                      6,845              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Telecommunications (2001)
     With No Optional Benefits
     Unit Price                                           $7.21           7.15
     Number of Units                                    398,350        272,408
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.08          10.03
     Number of Units                                     47,283          3,642
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.05              -
     Number of Units                                     13,783              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Utilities (2001)
     With No Optional Benefits
     Unit Price                                           $9.34           7.83
     Number of Units                                    618,427        521,419
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.63          10.61
     Number of Units                                     93,690          8,871
     With GMWB
     Unit Value                                          $12.62              -
     Number of Units                                      8,137              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.60              -
     Number of Units                                     10,588              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Bull (2002)
     With No Optional Benefits
     Unit Price                                           $9.84           7.97
     Number of Units                                  3,563,562        954,792
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.01           9.75
     Number of Units                                    708,248         10,297
     With GMWB
     Unit Value                                          $12.00              -
     Number of Units                                      1,179              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.98           9.75
     Number of Units                                     58,349            400
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.58              -
     Number of Units                                        427              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.94              -
     Number of Units                                     10,714              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Bear (2001)
     With No Optional Benefits
     Unit Price                                           $8.44          11.38
     Number of Units                                  1,886,515      1,532,543
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $7.49          10.13
     Number of Units                                    716,467         28,618
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $7.47          10.13
     Number of Units                                     36,686          1,514
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.29              -
     Number of Units                                      7,927              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $7.45              -
     Number of Units                                     13,622              -
     With HAV, EBP and GMWB
     Unit Value                                           $9.29              -
     Number of Units                                      7,293              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraBull 23 (2001)
     With No Optional Benefits
     Unit Price                                          $10.20           6.78
     Number of Units                                  1,431,345        297,435
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.42           9.61
     Number of Units                                      1,432            245
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - OTC (2001)
     With No Optional Benefits
     Unit Price                                           $9.32           6.45
     Number of Units                                  4,445,234      1,346,852
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.47           9.36
     Number of Units                                    810,005         13,113
     With GMWB
     Unit Value                                          $13.46              -
     Number of Units                                      5,378              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.44              -
     Number of Units                                     34,480              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Short OTC (2002)
     With No Optional Benefits
     Unit Price                                           $6.78          11.00
     Number of Units                                  1,535,439        433,181
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $6.42          10.43
     Number of Units                                    196,526         15,308
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $6.40              -
     Number of Units                                     20,167              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.49              -
     Number of Units                                      7,708              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $6.38              -
     Number of Units                                     16,907              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraOTC (1999)
     With No Optional Benefits
     Unit Price                                           $7.03           3.53
     Number of Units                                  3,410,589      1,003,123
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $17.30           8.70
     Number of Units                                      5,905            233
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Mid-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.23           7.66
     Number of Units                                  1,455,513        438,387
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.40          10.06
     Number of Units                                    462,172          4,777
     With GMWB
     Unit Value                                          $13.39              -
     Number of Units                                      4,164              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.36          10.06
     Number of Units                                     99,189          4,799
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.77              -
     Number of Units                                      3,516              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -
     Number of Units                                        916              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Mid-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                           $9.69           7.70
     Number of Units                                  1,009,867        439,054
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.32           9.82
     Number of Units                                    295,528          1,587
     With GMWB
     Unit Value                                          $12.31              -
     Number of Units                                      2,028              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.28           9.81
     Number of Units                                     47,141          1,583
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.24              -
     Number of Units                                      3,933              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.25              -
     Number of Units                                      1,274              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraMid-Cap (2002)
     With No Optional Benefits
     Unit Price                                           $9.55           5.71
     Number of Units                                  1,112,311        477,953
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.46           9.86
     Number of Units                                    136,523          1,673
     With GMWB
     Unit Value                                          $16.44              -
     Number of Units                                      3,746              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $16.41              -
     Number of Units                                     88,028              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.37              -
     Number of Units                                        557              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                           $9.39           7.09
     Number of Units                                  5,144,632        994,778
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.41          10.15
     Number of Units                                  1,218,990         19,019
     With GMWB
     Unit Value                                          $13.39              -
     Number of Units                                     24,769              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.37              -
     Number of Units                                    207,523              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.67              -
     Number of Units                                      4,223              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -
     Number of Units                                     28,687              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Small-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                          $10.16           7.69
     Number of Units                                  3,868,951        772,260
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.05           9.91
     Number of Units                                  1,289,398         10,572
     With GMWB
     Unit Value                                          $13.04              -
     Number of Units                                     21,997              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.01              -
     Number of Units                                    210,595              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.44              -
     Number of Units                                      2,529              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.98              -
     Number of Units                                     30,164              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraSmall-Cap 24 (1999)
     With No Optional Benefits
     Unit Price                                          $12.04           6.14
     Number of Units                                  1,702,558        212,085
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $19.43              -
     Number of Units                                     13,082              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - U.S. Government Plus (2002)
     With No Optional Benefits
     Unit Price                                          $11.08          11.56
     Number of Units                                    731,470      2,486,854
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.75          10.19
     Number of Units                                    291,892         22,148
     With GMWB
     Unit Value                                           $9.73              -
     Number of Units                                     14,956              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.72          10.19
     Number of Units                                     32,854            609
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Rising Rates Opportunity (2002)
     With No Optional Benefits
     Unit Price                                           $7.56           8.02
     Number of Units                                  1,817,924        165,792
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.12           9.69
     Number of Units                                    445,486          9,028
     With GMWB
     Unit Value                                           $9.11              -
     Number of Units                                      4,991              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.09              -
     Number of Units                                     82,598              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.07              -
     Number of Units                                     10,876              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
First Trust(R)10 Uncommon Values (2000)
     With No Optional Benefits
     Unit Price                                           $9.16           6.80
     Number of Units                                     66,435         19,826
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.17              -
     Number of Units                                        467              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Prudential - SP Jennison International Growth
(2001)
     With No Optional Benefits
     Unit Price                                          $10.97           8.01
     Number of Units                                    516,764         89,806
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.09           9.59
     Number of Units                                    115,375          5,196
     With GMWB
     Unit Value                                          $13.07              -
     Number of Units                                      6,338              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.05              -
     Number of Units                                      5,912              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.54              -
     Number of Units                                     23,909              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

1.       Effective May 1, 2003, the WFVT Corporate Bond portfolio  changed its name to WFVT Total Return Bond  portfolio.  This name change was made in conjunction with a change in investment strategy.

2.       Effective  December 10, 2001,  Strong Capital  Management,  Inc. became  Sub-advisor of the Portfolio.  Between May 3, 1999 and  December  10,  2001,  A I M  Capital  Management,  Inc.  served as  Sub-advisor  of the  Portfolio,  then  named  "AST AIM
     International  Equity." Between October 15, 1996 and May 3, 1999, Putnam Investment  Management,  Inc. served as Sub-advisor of the  Portfolio,  then named "AST Putnam  International  Equity."  Prior to October 15, 1996,  Seligman  Henderson Co. served as
     Sub-advisor of the Portfolio, then named "Seligman Henderson International Equity Portfolio."
3.       Effective November 11, 2002,  William Blair & Company,  L.L.C.  became Sub-advisor of the Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Overseas Growth."
4.       This  Portfolio  reflects the  addition of the net assets of the AST American  Century  International  Growth  Portfolio II
     ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II.
5.       Effective  May 1, 2002,  Deutsche  Asset  Management,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2002,
     Founders Asset Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Founders  Passport." Prior to October
     15, 1996,  Seligman Henderson Co. served as Sub-advisor of the Portfolio,  then named "Seligman  Henderson  International Small
     Cap Portfolio."
6.       Effective  September 17, 2001, Pilgrim Baxter & Associates,  Ltd. became  Sub-advisor of the Portfolio.  Prior to September
     17, 2001, Janus Capital  Corporation served as Sub-advisor of the Portfolio,  then named "AST Janus Small-Cap Growth." Prior to
     December 31, 1998,  Founders  Asset  Management,  LLC served as  Sub-advisor of the  Portfolio,  then named  "Founders  Capital
     Appreciation Portfolio."
7.       Effective December 10, 2001,  Deutsche Asset Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor of the  Portfolio,  then named "AST Scudder  Small-Cap  Growth
     Portfolio".  Prior to May 1, 2001, the Portfolio was named "AST Kemper Small-Cap Growth Portfolio."

8.       Effective  October 23, 2000,  GAMCO  Investors,  Inc.  became  Sub-advisor of the Portfolio.  Prior to October 23, 2000, T.
     Rowe Price  Associates,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST T. Rowe Price  Small  Company  Value
     Portfolio."
9.       Effective  November 11, 2002,  Goldman Sachs Asset Management  became  Sub-advisor of the Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Mid-Cap Growth."
10.      Effective May 1, 1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor of the  Portfolio.  Prior to May 1, 1998,
     Berger Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio."
11.      Effective May 1, 1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor of the  Portfolio.  Prior to May 1, 1998,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."
12.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became Sub-advisor of the Portfolio.  Between December 31, 1998 and May 1, 2000,  OppenheimerFunds,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Oppenheimer Large-Cap Growth
     Portfolio." Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management,  L.P. served as Sub-advisor of the Portfolio, then named "Robertson Stephens Value + Growth Portfolio."
13.      Effective  November 11, 2002,  Goldman Sachs Asset Management  became  Sub-advisor of the Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST JanCap Growth."
14.      Effective May 1, 2002,  Deutsche Asset Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 2002, Janus
     Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Strategic Value."
15.      Effective  May 1, 2000,  Sanford C.  Bernstein & Co.,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2000,
     Bankers Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio."
16.      Effective May 3, 1999, American Century Investment  Management,  Inc. became Sub-advisor of the Portfolio.  Between October
     15, 1996 and May 3, 1999, Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam
     Value Growth & Income."
17.      Effective May 1, 2000,  Alliance  Capital  Management,  L.P.  became  Sub-advisor of the  Portfolio.  Prior to May 1, 2000,
     Lord, Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio."
18.      Effective July 1, 2002, the AST INVESCO Equity Income portfolio changed its name to AST INVESCO Capital Income.
19.      Effective May 1, 2002,  Deutsche Asset Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 2002, A I M
     Capital  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM Balanced." Between October 15, 1996 and
     May 3, 1999,  Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam  Balanced."
     Prior to October 15, 1996, Phoenix  Investment  Counsel,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Phoenix
     Balanced Asset Portfolio."
20.      Effective August 8, 2000, T. Rowe Price  International,  Inc. became  Sub-advisor of the Portfolio.  Effective May 1, 2000, the name of the  Portfolio  was changed to the "AST T. Rowe Price  Global  Bond".  Effective  May 1, 1996,  Rowe  Price-Fleming
     International,  Inc.  became  Sub-advisor of the Portfolio.  Prior to May 1, 1996,  Scudder,  Stevens & Clark,  Inc.  served as
     Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."

21.      Effective June 20, 2003,  pursuant to a shareholder vote, the Emerging Markets portfolio of Montgomery  Variable Series was reorganized into the Developing  Markets  portfolio of Gartmore  Variable  Investment  Trust. The Montgomery  Variable Series -
     Emerging Markets portfolio no longer exists.

22.      Effective December 5, 2003, pursuant to a shareholder  approval,  the Evergreen VA Global Leaders Portfolio merged into the
     Evergreen VA International Equity Portfolio.  The Evergreen VA Global Leaders Portfolio no longer exists.

23.      Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.
24.      Prior to May 1, 2000,  ProFund VP UltraSmall-Cap  was named "ProFund VP Small Cap" and sought daily investment results that corresponded to the performance of the Russell 2000(R)Index.

                                        APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional Death Benefit is calculated.  Each example assumes that a $50,000  initial  Purchase  Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account  Value is maintained in the variable  investment  options.  The formula for  determining  the Enhanced  Beneficiary
Protection Optional Death Benefit is as follows:

           Growth =               Account Value of variable             minus         Purchase Payments - proportional
                               investment options plus Interim
                                Value of Fixed Allocations (no
                                         MVA applies)                                           withdrawals

NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase
Assume that the Owner has made no withdrawals  and that the Account Value has been  increasing due to positive  market  performance.
On the date we receive  due proof of death,  the  Account  Value is  $75,000.  The basic  Death  Benefit is  calculated  as Purchase
Payments minus  proportional  withdrawals,  or Account Value,  less the amount of any Credits  applied within 12 months prior to the date of  death,  which  ever is  greater.  Therefore,  the  basic  Death  Benefit  is equal to  $75,000.  The  Enhanced  Beneficiary
Protection  Optional Death Benefit is equal to the amount  payable under the basic Death Benefit  ($75,000) PLUS 40% of the "Growth"
under the Annuity.

         Growth   =        $75,000 - [$50,000 - $0]
                  =        $25,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $25,000 * 0.40
                  =        $10,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $85,000

Examples with market decline
Assume  that the  Owner  has made no  withdrawals  and that  the  Account  Value  has been  decreasing  due to  declines  in  market performance.  On the date we receive due proof of death,  the Account  Value is $45,000.  The basic Death  Benefit is  calculated as
Purchase Payments minus  proportional  withdrawals,  or Account Value, less the amount of any Credits applied within 12 months prior to the date of death,  which ever is greater.  Therefore,  the basic Death  Benefit is equal to $50,000.  The  Enhanced  Beneficiary
Protection  Optional  Death Benefit is equal to the amount  payable under the basic Death Benefit  ($50,000) PLUS the "Growth" under the Annuity.

         Growth   =        $45,000 - [$50,000 - $0]
                  =        $-5,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  NO BENEFIT IS PAYABLE

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been increasing due to positive  market  performance and the Owner made a withdrawal of $15,000 in
Annuity Year 5 when the Account  Value was $75,000.  On the date we receive due proof of death,  the Account  Value is $90,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or Account Value,  less the amount of any
Credits  applied  within 12 months prior to the date of death,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $90,000.  The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit is equal to the amount  payable  under the basic Death
Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                  =        $90,000 - [$50,000 - $10,000]
                  =        $90,000 - $40,000
                  =        $50,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $50,000 * 0.40
                  =        $20,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $110,000

Examples of Highest Anniversary Value Death Benefit Calculation
The  following  are examples of how the Highest  Anniversary  Value Death  Benefit is  calculated.  Each example  assumes an initial
Purchase  Payment of  $50,000.  Each  example  assumes  that there is one Owner who is age 70 on the Issue Date and that all Account
Value is maintained in the variable investment options.

NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing  due to positive  market  performance  and that no withdrawals have been made.  On the date we receive due proof of death,  the Account Value is $75,000;  however,  the  Anniversary  Value on the
5th  anniversary  of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death Benefit  Target Date.  The
Death Benefit is equal to the greater of the Highest  Anniversary  Value or the basic Death Benefit.  The Death Benefit would be the
Highest  Anniversary  Value  ($90,000)  because it is greater  than the amount  that would have been  payable  under the basic Death
Benefit ($75,000).

Example with withdrawals
Assume that the Account Value has been increasing due to positive  market  performance and the Owner made a withdrawal of $15,000 in
Annuity  Year 7 when the  Account  Value was  $75,000.  On the date we receive  due proof of death,  the  Account  Value is $80,000;
however,  the  Anniversary  Value on the 5th  anniversary  of the  Issue  Date was  $90,000.  Assume as well that the Owner has died before the Death  Benefit  Target  Date.  The Death  Benefit is equal to the greater of the Highest  Anniversary  Value or the basic
Death Benefit.

Highest Anniversary Value  = $90,000 - [$90,000 * $15,000/$75,000]
                                    = $90,000 - $18,000
                                    = $72,000

Basic Death Benefit                 = max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                                    = max [$80,000, $40,000]
                                    = $80,000

Example with death after Death Benefit Target Date
Assume that the Owner's Account Value has generally been  increasing due to positive market  performance and that no withdrawals had been made prior to the Death  Benefit  Target Date.  Further  assume that the Owner dies after the Death Benefit  Target Date,  when the Account Value is $75,000.  The Highest  Anniversary Value on the Death Benefit Target Date was $80,000;  however,  following the
Death  Benefit  Target  Date,  the Owner made a Purchase  Payment of $15,000  and later had taken a  withdrawal  of $5,000  when the
Account  Value was  $70,000.  The Death  Benefit is equal to the greater of the Highest  Anniversary  Value plus  Purchase  Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value  = $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                                    = $80,000 + $15,000 - $6,786
                                    = $88,214

Basic Death Benefit                 = max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
The following are examples of how the  Combination  5% Roll-Up and Highest  Anniversary  Value Death  Benefit are  calculated.  Each example  assumes an initial  Purchase  Payment of $50,000.  Each example  assumes that there is one Owner who is age 70 on the Issue
Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing  due to positive  market  performance  and that no withdrawals have been made.  On the 7th  anniversary  of the Issue  Date we  receive  due proof of death,  at which  time the  Account  Value is
$75,000;  however,  the Anniversary  Value on the 5th  anniversary of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death Benefit Target Date.  The Roll-Up Value is equal to initial  Purchase  Payment  accumulated at 5% for 6 years, or  $67,005.  The Death  Benefit is equal to the  greatest  of the  Roll-Up  Value,  Highest  Anniversary  Value or the basic  Death
Benefit.  The Death  Benefit  would be the Highest  Anniversary  Value  ($90,000)  because it is greater than both the Roll-Up Value
($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Owner made a  withdrawal  of $5,000 on the 6th  anniversary  of the Issue Date when the Account  Value was  $45,000.
The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial  Purchase  Payment  accumulated at 5% for 6 years, or
$67,005.  The 5%  Dollar-for-Dollar  Withdrawal  Limit for the 7th annuity  year is equal to 5% of the  Roll-Up  Value as of the 6th anniversary of the Issue Date, or $3,350.  Therefore,  the remaining  $1,650 of the withdrawal  results in a proportional  reduction to the Roll-Up Value.  On the 7th  anniversary  of the Issue Date we receive due proof of death,  at which time the Account Value is
$43,000;  however,  the Anniversary  Value on the 2nd  anniversary of the Issue Date was $70,000.  Assume as well that the Owner has died before the Death Benefit  Target Date.  The Death Benefit is equal to the greatest of the Roll-Up  Value,  Highest  Anniversary
Value or the basic Death Benefit.

Roll-Up Value                       = {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650 / ($45,000 - $3,350)]} * 1.05
                                    = ($63,655 - $2,522) * 1.05
                                    = $64,190

Highest Anniversary Value  = $70,000 - [$70,000 * $5,000 / $45,000]
                                    = $70,000 - $7,778
                                    = $62,222

Basic Death Benefit                 = max [$43,000, $50,000 - ($50,000 * $5,000 / $45,000)]
                                    = max [$43,000, $44,444]
                                    = $44,444

Example with death after Death Benefit Target Date
Assume that the Owner has not made any  withdrawals  prior to the Death  Benefit  Target  Date.  Further  assume that the Owner dies after the Death  Benefit  Target Date,  when the Account Value is $75,000.  The Roll-Up Value on the Death Benefit  Target Date (the
contract  anniversary  on or following the Owner's 80th  birthday) is equal to initial  Purchase  Payment  accumulated  at 5% for 10 years,  or $81,445.  The Highest  Anniversary  Value on the Death  Benefit  Target Date was $85,000;  however,  following  the Death
Benefit  Target  Date,  the Owner made a Purchase  Payment of $15,000  and later had taken a  withdrawal  of $5,000 when the Account
Value was $70,000.  The Death Benefit is equal to the greatest of the Roll-Up Value,  Highest  Anniversary  Value or the basic Death
Benefit as of the Death  Benefit  Target Date;  each  increased by  subsequent  purchase  payments  and reduced  proportionally  for subsequent withdrawals.

Roll-Up Value                       = $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                                    = $81,445 + $15,000 - $6,889
                                    = $89,556

Highest Anniversary Value  = $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                                    = $85,000 + $15,000 - $7,143
                                    = $92,857

Basic Death Benefit                 = max [$75,000, $50,000 + $15,000 - {($50,000 + $15,000) * $5,000 / $70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

                                                               NOTES

-------------------------------------------------------------------------------------------------------------------
                  PLEASE SEND ME A STATEMENT OF  ADDITIONAL  INFORMATION  THAT CONTAINS  FURTHER  DETAILS ABOUT THE
                  AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS WFVXT - SIX-PROS (05/2004).
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                       -------------------------------------------------------
                                                          (print your name)

                                       -------------------------------------------------------
                                                              (address)

                                       -------------------------------------------------------
                                                        (city/state/zip code)

                                                               NOTES

Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
A Prudential Financial Company                                                               A Prudential Financial Company
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-680-8920                                                                           Telephone: 203-926-1888
http://www.americanskandia.prudential.com                                         http://www.americanskandia.prudential.com

                                                         MAILING ADDRESSES:

                                               AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                   Attention: Stagecoach Annuity
                                                           P.O. Box 7040
                                                     Bridgeport, CT 06601-7040

                                                           EXPRESS MAIL:
                                               AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                   Attention: Stagecoach Annuity
                                                        One Corporate Drive
                                                         Shelton, CT 06484

                                                                                         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                                         A Prudential Financial Company
                                                                                      One Corporate Drive, Shelton, Connecticut 06484
This  Prospectus  describes  American  Skandia  Advisor PlanSM III, a flexible  premium  deferred  annuity (the  "Annuity")  offered by
American  Skandia Life Assurance  Corporation  ("American  Skandia",  "we", "our" or "us"). The Annuity may be offered as an individual annuity  contract or as an interest in a group annuity.  This Prospectus  describes the important  features of the Annuity and what you should  consider before  purchasing the Annuity.  We have also filed a Statement of Additional  Information  that is available from us, without  charge,  upon your request.  The contents of the Statement of Additional  Information are described on page 82. The Annuity or certain of its investment  options and/or  features may not be available in all states.  Various rights and benefits may differ between states to meet applicable laws and/or  regulations.  In particular,  please refer to Appendix D for a description of certain provisions that  apply to  Annuities  sold to New York  residents.  Certain  terms are  capitalized  in this  Prospectus.  Those  terms are either defined in the Glossary of Terms or in the context of the particular section.

=======================================================================================================================================
American  Skandia  offers  several  different  annuities  which your  investment  professional  may be authorized to offer to you. Each annuity has different  features and benefits that may be appropriate  for you based on your financial  situation,  your age and how you intend to use the annuity.  The different  features and benefits  include  variations in death  benefit  protection  and the ability to access your annuity's  account value.  The fees and charges you pay and compensation  paid to your investment  professional may also be different between each annuity.
=======================================================================================================================================

If you are purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should consider any surrender or penalty  charges you may incur when replacing your existing  coverage and that this Annuity may be subject to a contingent deferred  sales charge if you elect to surrender  the Annuity or take a partial  withdrawal.  You should  consider  your need to access the Annuity's Account Value and whether the annuity's liquidity features will satisfy that need.

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This  Annuity is  frequently  used for  retirement  planning  because it allows you to  accumulate  retirement  savings and also offers annuity  payment  options when you are ready to begin receiving  income.  The Annuity also offers a choice of three different  optional benefits,  for an additional  charge,  that can provide principal  protection or guaranteed  minimum income protection for Owners while they are alive and one or more death  benefits  that can  protect  your  retirement  savings  if you die  during a period of  declining markets.  It may be used as an investment  vehicle for "qualified"  investments,  including an IRA,  SEP-IRA,  Roth IRA, Section 401(a)
plans (defined benefit plans and defined  contribution plans such as 401(k),  profit sharing and money purchase plans) or Tax Sheltered
Annuity (or 403(b)).  It may also be used as an investment vehicle for  "non-qualified"  investments.  The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed allocations.

When an Annuity is purchased as a  "non-qualified"  investment,  you generally are not taxed on any investment  gains the Annuity earns until you make a withdrawal or begin to receive annuity payments.  This feature,  referred to as  "tax-deferral",  can be beneficial to the growth of your  Account  Value  because  money that would  otherwise be needed to pay taxes on  investment  gains each year remains invested and can earn additional money.  However,  because the Annuity is designed for long-term  retirement savings, a 10% penalty tax may be applied on withdrawals  you make before you reach age 59 1/2.  Annuities  purchased as a  non-qualified  investment are not subject to the maximum  contribution  limits that may apply to a qualified  investment,  and are not subject to required minimum  distributions after age 701/2.

When an Annuity is purchased as a "qualified"  investment,  you should consider that the Annuity does not provide any tax advantages in addition to the  preferential  treatment  already  available  through your retirement plan under the Internal  Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other  investment  vehicles may not offer,  including  death benefit  protection for your  beneficiaries,  lifetime  income options,  and the ability to make transfers  between  numerous  variable investment  options  offered  under the  Annuity.  You should  consult  with your  investment  professional  as to whether  the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

These  annuities are NOT deposits or obligations  of, or issued,  guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S.  government,  the Federal Deposit Insurance  Corporation  (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves  investment risks,  including  possible loss of value, even with respect to amounts allocated to the AST Money
Market sub-account.

---------------------------------------------------------------------------------------------------------------------------------------
THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE  SECURITIES  COMMISSION
NOR  HAS  THE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS.  ANY
REPRESENTATION  TO THE CONTRARY IS A CRIMINAL  OFFENSE.  PLEASE READ THIS  PROSPECTUS  AND THE CURRENT  PROSPECTUS  FOR THE  UNDERLYING
MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
---------------------------------------------------------------------------------------------------------------------------------------

                                             FOR FURTHER INFORMATION CALL 1-800-766-4530.
Prospectus Dated: May 3, 2004                                                 Statement of Additional Information Dated: May 3, 2004
ASAPIIIPROS - (05/2004)                                                                                                    ASIIIPROS

                               PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.
WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?

|X|      This  Annuity is a "flexible  premium  deferred  annuity."  It is called  "flexible  premium"  because  you have  considerable flexibility in the timing and amount of premium  payments.  Generally,  investors "defer" receiving annuity payments until after an accumulation period.

|X|      This Annuity offers both variable  investment  options and Fixed  Allocations.  If you allocate your Account Value to variable investment  options,  the value of your  Annuity  will vary  daily to  reflect  the  investment  performance  of the  underlying investment  options.  Fixed  Allocations  of different  durations  are offered that are  guaranteed by us, but may have a Market
       Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

|X|      The Annuity  features two distinct  periods - the accumulation  period and the payout period.  During the accumulation  period your Account Value is allocated to one or more  investment  options.  The variable  investment  options,  each a Sub-account  of
       American  Skandia Life Assurance  Corporation  Variable  Account B, invest in an underlying  mutual fund  portfolio.  Currently, portfolios of the following  underlying mutual funds are being offered:  American Skandia Trust,  Gartmore  Variable  Investment
       Trust,  Wells Fargo Variable Trust,  INVESCO Variable  Investment Funds, Inc.,  Evergreen  Variable Annuity Trust,  ProFunds VP,
       First Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.

|X|      During the payout period,  commonly called  "annuitization,"  you can elect to receive annuity  payments (1) for life; (2) for life with a guaranteed  minimum number of payments;  (3) based on joint lives;  or (4) for a guaranteed  number of payments.  We currently make annuity payments available on a fixed or variable basis.

|X|      This Annuity offers optional benefits,  for an additional charge, that can provide principal  protection or guaranteed minimum income protection for Owners while they are alive.

|X|      This  Annuity  offers a basic  Death  Benefit.  It also offers  optional  Death  Benefits  that  provide an enhanced  level of protection for your beneficiary(ies) for an additional charge.

|X|      You are allowed to withdraw a limited  amount of money from your Annuity on an annual basis without any charges,  although any optional  guaranteed  benefit you elect will be reduced.  Other  product  features  allow you to access  your  Account  Value as necessary,  although a charge may apply.  After Annuity Year 8, you are allowed to make unlimited  withdrawals from your Annuity without any charges.

|X|      Transfers  between  investment  options are tax-free.  Currently,  you may make twenty transfers each year free of charge.  We also offer several  programs that enable you to manage your Account Value as your  financial  needs and  investment  performance change.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity  through  licensed,  registered  investment  professionals.  You must complete an application  and submit a minimum initial  purchase  payment of $1,000.  We may allow you to make a lower initial purchase payment provided you establish a bank drafting program  under  which  purchase  payments  received  in the first  Annuity  Year total at least  $1,000.  If the Annuity is owned by an individual  or  individuals,  the oldest of those Owners must be age 80 or under,  as of the Issue Date of the Annuity.  If the Annuity is owned by an entity,  the  annuitant  must be age 80 or under,  as of the Issue Date of the Annuity.  The  availability  and level of protection  of certain  optional  benefits  may vary based on the age of the Owner on the Issue Date of the  Annuity or the date of the
Owner's death.

AVAILABLE INFORMATION
A  Statement  of  Additional  Information  is  available  from us without  charge upon your  request.  This  Prospectus  is part of the registration  statement we filed with the SEC regarding this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these  materials at the prescribed  rates from the
SEC's  Public  Reference  Section,  450 Fifth  Street  N.W.,  Washington,  D.C.,  20549.  You may inspect  and copy those  registration statements and exhibits  thereto at the SEC's public  reference  facilities at the above address,  Room 1024, and at the SEC's Regional
Offices,  The Woolworth Building,  233 Broadway,  New York, NY and 175 W. Jackson Boulevard,  Suite 900, Chicago,  IL. These documents, as well as documents incorporated by reference,  may also be obtained through the SEC's Internet Website  (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

                                                           GLOSSARY OF TERMS

Many terms used  within this  Prospectus  are  described  within the text where they  appear.  The  description  of those terms are not repeated in this Glossary of Terms.

Account  Value:  The value of each  allocation  to a  Sub-account  (also  referred  to as  "variable  investment  options")  or a Fixed
Allocation prior to the Annuity Date, plus any earnings,  and/or less any losses,  distributions and charges.  Other than on a contract anniversary,  the Account Value is calculated  before we assess any applicable  Contingent  Deferred Sales Charge ("CDSC" or "surrender charge")  and/or any fee that is deducted from the contract  annually in arrears.  The Account Value is determined  separately for each
Sub-account  and for each Fixed  Allocation,  and then  totaled to determine  the Account  Value for your entire  Annuity.  The Account
Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Annuitization:  The application of Account Value (or Protected Income Value for the Guaranteed  Minimum Income Benefit,  if applicable)
to one of the available  annuity  options for the Annuitant to begin  receiving  periodic  payments for life, for a guaranteed  minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An  allocation of Account  Value that is to be credited a fixed rate of interest for a specified  Guarantee  Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim  Value:  The value of a Fixed  Allocation on any date other than the Maturity  Date.  The Interim Value is equal to the initial value  allocated to the Fixed  Allocation  plus all  interest  credited to the Fixed  Allocation  as of the date  calculated,  less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment used in the  determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

Owner:  With an Annuity  issued as an individual  annuity  contract,  the Owner is either an eligible  entity or person named as having ownership  rights in relation to the Annuity.  With an Annuity  issued as a  certificate  under a group annuity  contract,  the "Owner"
refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender  Value:  The value of your Annuity  available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge,  the charge for any optional  benefits,  and any Market Value Adjustment that may apply to any Fixed Allocations.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation  Day:  Every day the New York Stock  Exchange is open for trading or any other day the  Securities  and  Exchange  Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the Annuity.  Some fees and charges are assessed  against your Annuity  while others are assessed  against  assets  allocated to the variable  investment  options.  The fees and charges that are assessed  against the Annuity include the  Contingent  Deferred  Sales Charge,  Transfer  Fee,  Premium Tax Charge and Annual  Maintenance  Fee. The charges that are assessed  against the variable  investment  options are the mortality  and expense risk charge,  the charge for  administration  of the
Annuity,  the Distribution  Charge and the charge for certain  optional  benefits you elect,  other than the Guaranteed  Minimum Income
Benefit,  which is  assessed  against  the  Protected  Income  Value.  Each  underlying  mutual  fund  portfolio  assesses a charge for investment  management,  other expenses and with some mutual funds, a 12b-1 charge.  The  prospectus  for each  underlying  mutual fund provides more detailed  information  about the expenses for the  underlying  mutual funds.  All of these fees and charges are described in more detail within this Prospectus.

The following  table  provides a summary of the fees and charges you will pay if you  surrender  the Annuity or transfer  Account Value among investment options.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                   YOUR TRANSACTION FEES AND CHARGES
---------------------------------------------------------------------------------------------------------------------------------------
                                                    (assessed against the Annuity)
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------ ---------------------------------------------------------------------------------
                     FEE/CHARGE                                                        Amount Deducted
------------------------------------------------------ ---------------------------------------------------------------------------------
------------------------------------------------------
Contingent Deferred Sales Charge*                                                            7.5%
                                                         The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the Issue Date of the
                                                                                           Annuity.
------------------------------------------------------ ---------------------------------------------------------------------------------
------------------------------------------------------
Transfer Fee                                                                                $10.00
                                                                     (Deducted after the 20th transfer each Annuity Year)
------------------------------------------------------ ---------------------------------------------------------------------------------
------------------------------------------------------ ---------------------------------------------------------------------------------
Premium Tax Charge                                      Up to 3.5% of the value that is annuitized, depends on the requirements of the applicable jurisdiction. This charge is deducted generally at the time you annuitize your contract.
------------------------------------------------------ ---------------------------------------------------------------------------------

*    The following are the Contingent Deferred Sales Charges (as a percentage of each applicable Purchase Payment) upon surrender or withdrawal.  For purposes of calculating this charge we consider the year following the Issue Date of your Annuity as Year 1.

                                       ------- ------ ------ ------ ----- ------ ------ ----- -------
                                       Yr. 1   Yr. 2  Yr. 3  Yr. 4  Yr.   Yr. 6  Yr. 7  Yr.   Yr. 9+
                                                                     5                   8
                                       ------- ------ ------ ------ ----- ------ ------ ----- -------
                                       ------- ------ ------ ------ ----- ------ ------ ----- -------
                                        7.5%   7.0%   6.5%   6.0%   5.0%  4.0%   3.0%   2.0%   0.0%
                                       ------- ------ ------ ------ ----- ------ ------ ----- -------

The  following  table  provides a summary of the  periodic  fees and  charges  you will pay while you own the  Annuity,  excluding  the underlying mutual fund Portfolio annual expenses.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                    YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL FEES/CHARGES ASSESSED AGAINST THE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $35 or 2% of Account Value
                                                                          (Only applicable if Account Value is less than $100,000)
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS 1
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge 2                                                                   0.50%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge 2                                                                             0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Distribution Charge 3                                                                    0.60% in Annuity Years 1-8
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Settlement Service Charge 4                                            1.40% per year of the value of each Sub-account if the Owner's beneficiary elects the Qualified Beneficiary
                                                                                   Continuation Option 5 ("Qualified BCO")
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts                              1.25% per year of the value of each Sub-account in Annuity Years
                                                                                   1-8; 0.65% in Annuity Years 9 and later
                                                                       (1.40% per year if you are a beneficiary electing the Qualified
                                                                                                    BCO)
--------------------------------------------------------------------- ------------------------------------------------------------------
1    These charges are deducted daily and apply to Variable Investment Options only.
2    The  combination  of the Mortality and Expense Risk Charges and  Administration  Charge is referred to as the  "Insurance  Charge"
     elsewhere in this Prospectus.
3    The Distribution Charge in Annuity Years 9+ is 0.00%.
4    The Mortality & Expense Risk Charge, the Administration  Charge and the Distribution  Charge do not apply if you are a beneficiary under the Qualified  Beneficiary  Continuation  Option.  The Settlement Service Charge applies only if your beneficiary elects the
     Qualified Beneficiary Continuation Option.
5    When an Annuity is used as an IRA,  403(b) or other  "qualified  investment",  upon the Owner's death a beneficiary  may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity  instead of receiving  the death benefit in a single payment.  If a beneficiary elects this option,  the beneficiary will incur the Settlement  Service Charge.  Please refer to the section of this Prospectus that describes the Qualified  Beneficiary  Continuation Option for more detailed  information about this option, including certain restrictions and limitations that may apply.

The following table provides a summary of the fees and charges you will pay if you elect any of the following  optional  benefits.  Not all  optional  benefits may be  purchased  in  combination  with one  another.  You may only elect one  optional  living  benefit.  The optional  living  benefits are the  Guaranteed  Return Option Plus program (and where not available,  Guaranteed  Return  Option),  the
Guaranteed Minimum Withdrawal  Benefit and the Guaranteed  Minimum Income Benefit.  For the optional death benefits,  you may elect the
Enhanced  Beneficiary  Protection  Death Benefit and the Highest  Anniversary  Value Death Benefit  together or  individually,  but the
Combination  5% Roll-up  and HAV Death  Benefit  may only be  purchased  individually.  The fees and  charges  of each of the  optional benefits are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
                                     Optional Benefit                                         Optional Benefit    Total Annual Charge*
                                                                                                    Fee/
                                                                                                   Charge
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)/ GUARANTEED RETURN OPTION                                            1.50% in Annuity
We offer a program  that  guarantees  a  "return  of  premium"  at a future  date,  while     0.25% of average    Years 1-8; 0.90% in
allowing you to allocate all or a portion of your Account Value to certain Sub-accounts.    daily net assets of   Annuity Years 9 and
                                                                                              the Sub-accounts    later; 1.65% for
                                                                                                                  Qualified BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
We offer a program that  guarantees  your ability to withdraw  amounts over time equal to     0.35% of average    1.60% in Annuity
an  initial  principal  value,  regardless  of the impact of market  performance  on your   daily net assets of   Years 1-8; 1.00% in
Account Value.                                                                                the Sub-accounts    Annuity Years 9 and
                                                                                                                  later; 1.75% for
                                                                                                                  Qualified BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM INCOME BENEFIT (GMIB) **                                                                       1.25% in Annuity
We offer a program that,  after a seven-year  waiting period,  guarantees your ability to    0.50% per year of    Years 1-8; 0.65% in
begin  receiving  income from your Annuity in the form of annuity  payments based on your       the average       Annuity Years 9 and
total Purchase  Payments and an annual increase of 5% on such Purchase  Payments adjusted     Protected Income    later
for  withdrawals  (called the  "Protected  Income  Value"),  regardless  of the impact of    Value during each            PLUS
market performance on your Account Value.                                                      year; deducted     0.50% per year of
                                                                                            annually in arrears   average Protected
                                                                                             each Annuity Year    Income Value
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT **
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average      1.50% in Annuity
your  beneficiary(ies)  by providing  amounts in addition to the basic Death Benefit that   daily net assets of    Years 1-8; 0.90% in
can be used to offset  federal  and state  taxes  payable  on any  taxable  gains in your     the Sub-accounts     Annuity Years 9 and
Annuity at the time of your death.                                                                                        later
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV") **
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average      1.50% in Annuity
your  beneficiary(ies)  by  providing a death  benefit  equal to the greater of the basic   daily net assets of    Years 1-8; 0.90% in
Death Benefit and the Highest Anniversary Value, less proportional withdrawals.               the Sub-accounts     Annuity Years 9 and
                                                                                                                          later
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT **
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.50% of average      1.75% in Annuity
your  beneficiary(ies)  by providing the greater of the Highest  Anniversary  Value Death   daily net assets of    Years 1-8; 1.15% in
Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.               the Sub-accounts     Annuity Years 9 and
                                                                                                                          later
------------------------------------------------------------------------------------------- --------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------------------------
Please  refer to the section of this  Prospectus  that  describes  each  optional  benefit for a complete  description  of the benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------------------------------------------
*    The Total Annual Charge includes the Insurance Charge and Distribution Charge assessed against the average daily net assets allocated to the Sub-accounts.  If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.
**   These optional benefits are not available under the Qualified BCO.

The  following  table  provides  the range  (minimum  and  maximum)  of the total  annual  expenses  for the  underlying  mutual  funds
("Portfolios")  as of December  31,  2003.  Each figure is stated as a  percentage  of the  underlying  Portfolio's  average  daily net assets.

----------------------------------------------------------------------------------------------------------------------------------------
                                               Total Annual Portfolio Operating Expenses
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
                                                                 Minimum                                      Maximum
---------------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
Total Portfolio Operating Expense                                 0.64%                                        4.69%
---------------------------------------------- -------------------------------------------- --------------------------------------------

The following are the investment  management fees, other expenses,  12b-1 fees (if applicable),  and the total annual expenses for each underlying  mutual  fund  ("Portfolio")  as of  December  31,  2003,  except as noted.  Each  figure is stated as a  percentage  of the underlying  Portfolio's  average daily net assets. For certain of the underlying  Portfolios,  a portion of the management fee has been waived and/or other expenses have been partially  reimbursed.  Any such fee waivers  and/or  reimbursements  have been reflected in the footnotes.  The "Total  Annual  Portfolio  Operating  Expenses"  reflect  the  combination  of the  underlying  Portfolio's  investment management  fee,  other  expenses  and any 12b-1 fees.  The  following  expenses  are deducted by the  underlying  Portfolio  before it provides  American  Skandia with the daily net asset value.  Any footnotes  about expenses appear after the list of all the Portfolios.
The underlying  Portfolio  information was provided by the underlying mutual funds and has not been  independently  verified by us. See the  prospectuses or statements of additional  information of the underlying  Portfolios for further  details.  The current  prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-766-4530.

----------------------------------------------------------------------------------------------------------------------------------
                                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                            (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------- ----------------- ------------------ ----------------- -------------------
                                                                                                                  Total Annual
                                                           Management      Other Expenses       12b-1 Fees         Portfolio
                 UNDERLYING PORTFOLIO                         Fees                1                                Operating
                                                                                                                    Expenses
------------------------------------------------------- ----------------- ------------------ ----------------- -------------------
American Skandia Trust: 2, 3
  AST JPMorgan International Equity4                         0.88%              0.24%             0.02%              1.14%
  AST William Blair International Growth                     1.00%              0.23%             0.11%              1.34%
  AST DeAM International Equity                              1.00%              0.27%             0.00%              1.27%
  AST MFS Global Equity                                      1.00%              0.40%             0.00%              1.40%
  AST State Street Research Small-Cap Growth 5               0.90%              0.23%             0.07%              1.20%
  AST DeAM Small-Cap Growth                                  0.95%              0.22%             0.00%              1.17%
  AST Federated Aggressive Growth                            0.95%              0.27%             0.00%              1.22%
  AST Gabelli Small-Cap Value                                0.90%              0.20%             0.00%              1.10%
  AST DeAM Small-Cap Value                                   0.95%              0.41%             0.00%              1.36%
  AST Goldman Sachs Mid-Cap Growth                           1.00%              0.25%             0.16%              1.41%
  AST Neuberger Berman Mid-Cap Growth                        0.90%              0.21%             0.06%              1.17%
  AST Neuberger Berman Mid-Cap Value                         0.90%              0.17%             0.08%              1.15%
  AST Alger All-Cap Growth                                   0.95%              0.20%             0.25%              1.40%
  AST Gabelli All-Cap Value                                  0.95%              0.25%             0.00%              1.20%
  AST T. Rowe Price Natural Resources                        0.90%              0.25%             0.02%              1.17%
  AST Alliance Growth                                        0.90%              0.22%             0.04%              1.16%
  AST MFS Growth                                             0.90%              0.21%             0.14%              1.25%
  AST Marsico Capital Growth                                 0.90%              0.16%             0.05%              1.11%
  AST Goldman Sachs Concentrated Growth                      0.90%              0.17%             0.06%              1.13%
  AST DeAM Large-Cap Value                                   0.85%              0.24%             0.00%              1.09%
  AST Alliance/Bernstein Growth + Value                      0.90%              0.25%             0.00%              1.15%
  AST Sanford Bernstein Core Value                           0.75%              0.24%             0.15%              1.14%
  AST Cohen & Steers Realty                                  1.00%              0.22%             0.02%              1.24%
  AST Sanford Bernstein Managed Index 500                    0.60%              0.18%             0.06%              0.84%
  AST American Century Income & Growth                       0.75%              0.24%             0.00%              0.99%
  AST Alliance Growth and Income                             0.75%              0.16%             0.08%              0.99%
  AST Hotchkis & Wiley Large-Cap Value 6                     0.75%              0.19%             0.04%              0.98%
  AST DeAM Global Allocation 7                               0.97%              0.29%             0.00%              1.26%
  AST American Century Strategic Balanced                    0.85%              0.26%             0.00%              1.11%
  AST T. Rowe Price Asset Allocation                         0.85%              0.27%             0.00%              1.12%
  AST T. Rowe Price Global Bond                              0.80%              0.26%             0.00%              1.06%
  AST Goldman Sachs High Yield 8                             0.75%              0.18%             0.00%              0.93%
  AST Lord Abbett Bond-Debenture                             0.80%              0.24%             0.00%              1.04%
  AST PIMCO Total Return Bond                                0.65%              0.15%             0.00%              0.80%
  AST PIMCO Limited Maturity Bond                            0.65%              0.17%             0.00%              0.82%
  AST Money Market                                           0.50%              0.14%             0.00%              0.64%

Gartmore Variable Investment Trust:
  GVIT Developing Markets                                    1.15%              0.24%              0.25%              1.64%

Wells Fargo Variable Trust:9
  Equity Income                                              0.55%              0.26%             0.25%              1.06%

INVESCO Variable Investment Funds, Inc.: 10,11
  Dynamics                                                     0.75%            0.42%              0.00%              1.17%
  Technology 12                                                0.75%            0.41%              0.00%              1.16%
  Health Sciences                                              0.75%            0.33%              0.00%              1.08%
  Financial Services                                           0.75%            0.36%              0.00%              1.11%
------------------------------------------------------- ------------------ ----------------- ----------------- -------------------

--------------------------------------------------------------------------------------------------------------------------------
                                       UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                           (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                 Total Annual
                                                         Management Fees        Other           12b-1 Fees        Portfolio
                 UNDERLYING PORTFOLIO                                         Expenses 1                          Operating
                                                                                                                   Expenses
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------

Evergreen Variable Annuity Trust: 13
  International Equity                                         0.66%            0.46%              0.00%             1.12%
  Special Equity                                               0.92%            0.26%              0.00%             1.18%
  Omega                                                        0.52%            0.20%              0.00%             0.72%

ProFund VP: 14
  Europe 30                                                    0.75%            0.91%              0.25%             1.91%
  Asia 30                                                      0.75%            0.93%              0.25%             1.93%
  Japan                                                        0.75%            0.95%              0.25%             1.95%
  Banks                                                        0.75%            1.30%              0.25%             2.30%
  Basic Materials                                              0.75%            1.03%              0.25%             2.03%
  Biotechnology                                                0.75%            1.04%              0.25%             2.04%
  Consumer Cyclical                                            0.75%            1.33%              0.25%             2.33%
  Consumer Non-Cyclical                                        0.75%            1.33%              0.25%             2.33%
  Energy                                                       0.75%            1.09%              0.25%             2.09%
  Financial                                                    0.75%            1.07%              0.25%             2.07%
  Healthcare                                                   0.75%            1.04%              0.25%             2.04%
  Industrial                                                   0.75%            1.25%              0.25%             2.25%
  Internet                                                     0.75%            1.01%              0.25%             2.01%
  Pharmaceuticals                                              0.75%            1.06%              0.25%             2.06%
  Precious Metals                                              0.75%            0.98%              0.25%             1.98%
  Real Estate                                                  0.75%            1.02%              0.25%             2.02%
  Semiconductor                                                0.75%            1.05%              0.25%             2.05%
  Technology                                                   0.75%            0.93%              0.25%             1.93%
  Telecommunications                                           0.75%            1.06%              0.25%             2.06%
  Utilities                                                    0.75%            1.06%              0.25%             2.06%
  Bull                                                         0.75%            0.87%              0.25%             1.87%
  Bear                                                         0.75%            0.98%              0.25%             1.98%
  UltraBull                                                    0.75%            1.07%              0.25%             2.07%
  OTC                                                          0.75%            0.95%              0.25%             1.95%
  Short OTC                                                    0.75%            0.99%              0.25%             1.99%
  UltraOTC                                                     0.75%            0.97%              0.25%             1.97%
  Mid-Cap Value                                                0.75%            1.08%              0.25%             2.08%
  Mid-Cap Growth                                               0.75%            1.02%              0.25%             2.02%
  UltraMid-Cap                                                 0.75%            1.08%              0.25%             2.08%
  Small-Cap Value                                              0.75%            1.08%              0.25%             2.08%
  Small-Cap Growth                                             0.75%            1.00%              0.25%             2.00%
  UltraSmall-Cap                                               0.75%            1.00%              0.25%             2.00%
  U.S. Government Plus                                         0.50%            0.99%              0.25%             1.74%
  Rising Rates Opportunity                                     0.75%            0.91%              0.25%             1.91%

------------------------------------------------------- ------------------ ----------------- ----------------- -----------------

--------------------------------------------------------------------------------------------------------------------------------
                                       UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                           (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------
                                                         Management Fees    Other Expenses      12b-1 Fees       Total Annual
                                                                                                                  Portfolio
                 UNDERLYING PORTFOLIO                                                                             Operating
                                                                                                                   Expenses
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------
First Defined Portfolio Fund LLC: 15,16
  First Trust(R)10 Uncommon Values                           0.60%              1.51%             0.25%             2.36%
  Target Managed VIP                                         0.60%              0.99%             0.25%             1.84%
  S&P Target 24                                              0.60%              2.22%             0.25%             3.07%
  The Dowsm DART 10                                          0.60%              2.59%             0.25%             3.44%
  Value Line(R)Target 25                                     0.60%              2.69%             0.25%             3.54%
  Global Target 15                                           0.60%              3.84%             0.25%             4.69%
  Nasdaq Target 15                                           0.60%              2.29%             0.25%             3.14%

The Prudential Series Fund, Inc.:
  SP William Blair International Growth 17                   0.85%              0.45%             0.25%             1.55%
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------

1        As  noted  above,  shares  of the  Portfolios  generally  are  purchased  through  variable  insurance  products.  Many of the
     Portfolios  and/or their  investment  advisers and/or  distributors  have entered into  arrangements  with us as the issuer of the
     Annuity under which they compensate us for providing  ongoing services in lieu of the Trust providing such services.  Amounts paid under these  arrangements  are included under "Other  Expenses."  For more  information  see the  prospectus  for each  underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.
2        The Portfolios'  total actual annual  operating  expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers,  reimbursement of expenses and expense offset arrangements.  These waivers,  reimbursements,  and offset arrangements are voluntary and may be terminated by American Skandia Investment Services,  Inc. and Prudential  Investments
     LLC at any time.  After  accounting  for the waivers,  reimbursements  and offset  arrangements,  the  Portfolio's  actual  annual operating expenses were:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                     Portfolio Name                  Reimbursement
                                     --------------                  -------------
                         AST William Blair International Growth          1.24%
                         AST DeAM International Equity                   1.14%
                         AST DeAM Small-Cap Growth                       1.02%
                         AST DeAM Small-Cap Value                        1.15%
                         AST Goldman Sachs Mid-Cap Growth                1.31%
                         AST Marsico Capital Growth                      1.10%
                         AST Goldman Sachs Concentrated Growth           1.06%
                         AST DeAM Large-Cap Value                        0.99%
                         AST Alliance Growth and Income                  0.97%
                         AST DeAM Global Allocation                      0.14%
                         AST PIMCO Total Return Bond                     0.78%
                         AST Money Market                                0.59%
     Effective  May 1, 2004,  the  Investment  Managers  have  voluntarily  agreed to waive a portion of their fee equal to .05% of the average  daily net assets of the AST Hotchkis & Wiley  Large-Cap  Value  Portfolio.  If such waiver had been in place at year-end, the Portfolio's actual annual operating expenses would have been 0.93%.
3        The Trust adopted a Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 of the  Investment  Company Act of 1940 to permit an affiliate of the Trust's Investment Managers to receive brokerage  commissions in connection with purchases and sales of securities  held by Portfolios of the Trust,  and to use these  commissions to promote the sale of shares of such  Portfolio.  The chart above shows the amount of commissions paid during 2003 to the affiliate of the Investment Managers to promote  distribution, shown as a percentage of Portfolio  average daily net assets.  The Distribution Plan does not limit the amount of commissions that may be directed under the Plan, so the amount  directed in future years may be greater than or less than the  percentage  shown in the chart above.  Overall brokerage  commission rates and amounts paid by the various Portfolios are not expected to increase as a result of the Distribution Plan.
4        Effective February 23, 2004, J.P. Morgan Investment  Management,  Inc. became Sub-advisor of the Portfolio.  Prior to February
     23, 2004, Strong Capital Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Strong International Equity."
5        Effective May 1, 2004,  State Street  Research and  Management  Company became  Sub-advisor of the Portfolio.  Prior to May 1,
     2004, Pilgrim Baxter & Associates served as Sub-advisor of the Portfolio, then named "AST PBHG Small Cap Growth."
6        Effective May 1, 2004, the investment  managers have voluntarily  agreed to waive a portion of their fee equal to 0.05% of the average daily net assets of the  Portfolio.  The  Portfolio's  actual annual  operating  expenses will be 0.97%.  Effective May 1,
     2004,  Hotchkis and Wiley Capital Management LLC became  Sub-advisor of the Portfolio.  Prior to May 1, 2004, INVESCO Funds Group,
     Inc. served as Sub-advisor of the Portfolio, then named "AST INVESCO Capital Income."
7        (a) The DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares of other AST  Portfolios  (the  "Underlying
     Portfolios").  The only  management  fee  directly  paid by the  Portfolio  is a 0.10%  fee paid to  American  Skandia  Investment
     Services,  Inc.  and  Prudential  Investments  LLC.  The  management  fee shown in the chart for the  Portfolio  is (i) that 0.10%
     management  fee paid by the Portfolio plus (ii) an estimate of the management  fees paid by the Underlying  Portfolios,  which are borne indirectly by investors in the Portfolio.  The estimate was calculated  based on the percentage of the Portfolio  invested in each Underlying Portfolio as of December 31, 2003 using the management fee rates shown in the chart above.
     (b) The  DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares  of  other  AST  Portfolios  (the  "Underlying
     Portfolios").  The expense  information  shown in the chart for the Portfolio  reflects (i) the expenses of the  Portfolio  itself plus (ii) an  estimate  of the  expenses  paid by the  Underlying  Portfolios,  which are borne  indirectly  by  investors  in the
     Portfolio.  The estimate was calculated based on the percentage of the Portfolio  invested in each  Underlying  Portfolio as of
     December 31, 2003 using the expense rates for the Underlying Portfolios shown in the above chart.
8        Effective May 1, 2004,  Goldman Sachs Asset  Management,  L.P.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2004,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "AST Federated High Yield."
9        The Adviser of Wells Fargo  Variable  Trust has committed  through April 30, 2005 to waive fees and/or  reimburse  expenses to the extent necessary to maintain the Fund's net operating expenses as shown in the following table:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                     Expense
                             Portfolio Name                          Reimbursement
                             Equity Income                               1.00%

10       The Fund has adopted a new form of  administrative  services and transfer  agency  agreements  which will be effective  May 1,
     2004.  As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.
11       The Fund's  adviser is entitled to receive  reimbursement  from the Fund for fees and expenses paid for by the Fund's  adviser pursuant to expense limitation  commitments  between the Fund's adviser and the Fund if such reimbursement does not cause the Fund to exceed its then-current  expense limitations and the reimbursement is made within three years after the Fund's adviser incurred the expense.
12       As a result of a  reorganization  on April 30,  2004 of INVESCO  VIF  Telecommunications  into  INVESCO  VIF  Technology,  the
     Portfolio's Total Annual Operating Expenses have been restated to reflect current expenses.
13       Evergreen  Investment  Management  Company,  LLC  ("Evergreen")  may voluntarily  waive its fees and/or reimburse the Fund for certain of its  expenses  in order to reduce  expenses  as shown in the table  below.  Amounts  waived  and/or  reimbursed  may be recouped  up to a  period  of  three  years  following  the  end of the  fiscal  year in  which  the fee  waivers  and/or  expense reimbursements were made.  Evergreen may cease these voluntary waivers and/or reimbursements at any time.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                             International Equity                        1.07%
                             Special Equity                              1.03%

14       ProFund  Advisors LLC has  contractually  agreed to waive  Investment  Advisory and Management  Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses,  as a percentage of average daily net assets, exceed 1.98%
     (1.73% for ProFund VP U.S.  Government  Plus) through  December 31, 2004.  After such date, any of the expense  limitations may be terminated  or revised.  Amounts  waived or reimbursed  in a particular  fiscal year may be repaid to ProFund  Advisors LLC within three years of the waiver or  reimbursement  to the extent that recoupment  will not cause the Portfolio's  expenses to exceed any expense  limitation in place at that time. A waiver or  reimbursement  lowers the expense ration and increases  overall returns to investors.
15       The Funds' Board of Trustees  reserve the right to suspend  payments  under the 12b-1 Plan at any time. On May 1, 2003,  12b-1 payments were  suspended for all Funds except the First Trust 10 Uncommon  Values  Portfolio.  Payments  under the 12b-1 Plan will resume effective May 1, 2004 for the Target Managed VIP Portfolio,  the Dow Dart 10 Portfolio, the Global Target 15 Portfolio, the
     S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.
16       First Trust has  voluntarily  agreed to waive fees and  reimburse  expenses of the Funds  through  September 30, 2005 to limit
     Total Annual Fund Operating Expenses  (excluding  brokerage expense and extraordinary  expense) as shown in the table below. There can be no assurance  that First Trust will continue to waive fees and reimburse  expenses  after  September 30, 2005.  First Trust may seek  restitution  from the Funds for fees  waived and  expenses  reimbursed  within  three  years  following  such  waiver or reimbursement;  however,  the  restitution  is  limited  to the extent  that it would not cause a Fund to exceed  current  expense limitations.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement

                           First Trust(R)10 Uncommon Values              1.37%
                           Target Managed VIP                            1.47%
                           S&P Target 24                                 1.47%
                           The Dowsm DART 10                             1.47%
                           Value Line(R)Target 25                        1.47%
                           Global Target 15                              1.47%
                           Nasdaq Target 15                              1.47%

17       Effective May 1, 2004,  William Blair & Company,  LLC became  Sub-advisor of the Portfolio.  Prior to May 1, 2004,  Prudential
     Investments LLC/Jennison Associates LLC served as Sub-advisor of the Portfolio, then named "SP Jennison International Growth."

EXPENSE EXAMPLES
These examples are designed to assist you in  understanding  the various  expenses you may incur with the Annuity over certain  periods of time based on specific  assumptions.  The  examples  reflect  the  Contingent  Deferred  Sales  Charges  (when  applicable),  Annual
Maintenance Fee, Insurance Charge,  Distribution  Charge (when applicable),  and the maximum total annual portfolio  operating expenses for the  underlying  Portfolio  (shown  above),  as well as the maximum  charges for the optional  benefits  that are offered under the
Annuity that can be elected in combination with one another.  The Securities and Exchange Commission ("SEC") requires these examples.

Below are examples  showing what you would pay in expenses at the end of the stated time periods for each  Sub-account had you invested
$10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.

The examples  shown assume that:  (a) you only  allocate  Account  Value to the  Sub-account  with the maximum  total annual  portfolio operating  expenses for the underlying  Portfolio  (shown above),  not to a Fixed  Allocation;  (b) the Insurance Charge is assessed as
0.65% per year;  (c) the  Distribution  Charge is assessed  as 0.60% per year in Annuity  Years 1 - 8; (d) the Annual  Maintenance  Fee
(when  applicable)  is reflected as an  asset-based  charge based on an assumed  average  contract size; (e) you make no withdrawals of
Account Value during the period shown; (f) you make no transfers,  withdrawals,  surrender or other  transactions for which we charge a fee during the period shown; (g) no tax charge applies;  (h) the maximum total annual portfolio  operating  expenses for the underlying
Portfolio  (shown  above) are  reflected;  and (i) the charge for each optional  benefit is reflected as an additional  charge equal to
0.50% of Protected  Income Value for the  Guaranteed  Minimum  Income Benefit and 0.50% per year of the average daily net assets of the
Sub-accounts  for the  Combination 5% Roll-up and Highest  Anniversary  Value Death Benefit.  Amounts shown in the examples are rounded to the nearest dollar.

Expense Examples are provided as follows:  1.) if you surrender the Annuity at the end of the stated time period;  2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity.

THE EXAMPLES ARE  ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE  CONSIDERED A  REPRESENTATION  OF PAST OR FUTURE  EXPENSES OF THE  UNDERLYING
MUTUAL FUNDS OR THEIR  PORTFOLIOS  - ACTUAL  EXPENSES  WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT ELECT ALL OF THE  OPTIONAL  BENEFITS
AVAILABLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

If you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                       $1,396                       $2,698                      $3,892                     $6,417
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $721                        $2,113                      $3,442                     $6,417
            ----------------------------- --------------------------- --------------------------- --------------------------

If you do not surrender your contract:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $721                        $2,113                      $3,442                     $6,417
            ----------------------------- --------------------------- --------------------------- --------------------------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable  investment  option is a Sub-account of American  Skandia Life Assurance  Corporation  Variable  Account B (see "What are
Separate Accounts" for more detailed  information.) Each Sub-account  invests  exclusively in one Portfolio.  You should carefully read the  prospectus for any Portfolio in which you are  interested.  The following  chart  classifies  each of the Portfolios  based on our assessment of their  investment  style (as of the date of this  Prospectus).  The chart also provides a description of each Portfolio's investment  objective  (in  italics)  and a short,  summary  description  of their key  policies  to assist  you in  determining  which
Portfolios may be of interest to you.  There is no guarantee that any underlying Portfolio will meet its investment objective.

The name of the  advisor/sub-advisor  for each Portfolio  appears next to the  description.  Those  Portfolios  whose name includes the prefix "AST" are  Portfolios of American  Skandia Trust.  The investment  managers for AST are American  Skandia  Investment  Services,
Incorporated and Prudential  Investments LLC,  affiliated  companies of American Skandia.  However,  a sub-advisor,  as noted below, is engaged to conduct day-to-day investment decisions.

The Portfolios are not publicly traded mutual funds.  They are only available as investment  options in variable annuity  contracts and variable life insurance  policies issued by insurance  companies,  or in some cases, to  participants in certain  qualified  retirement plans.  However,  some of the  Portfolios  available as  Sub-accounts  under the Annuity are managed by the same  portfolio  advisor or sub-advisor  as a retail  mutual fund of the same or similar  name that the  Portfolio  may have been modeled  after at its  inception.
Certain  retail mutual funds may also have been modeled after a Portfolio.  While the  investment  objective and policies of the retail mutual funds and the Portfolios may be substantially  similar,  the actual  investments will differ to varying degrees.  Differences in the  performance  of the funds can be expected,  and in some cases could be  substantial.  You should not compare the  performance of a publicly  traded  mutual fund with the  performance  of any  similarly  named  Portfolio  offered as a  Sub-account.  Details about the investment  objectives,  policies,  risks,  costs and  management of the Portfolios  are found in the  prospectuses  for the underlying mutual  funds.  The current  prospectus  and statement of  additional  information  for the  underlying  Portfolios  can be obtained by calling 1-800-766-4530.

=======================================================================================================================================
Effective May 1, 2004, the SP William Blair International  Growth Portfolio (formerly the SP Jennison  International  Growth Portfolio)
is no longer  offered as a Sub-account  under the Annuity,  except as follows:  if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International  Growth  Sub-account,  you may continue to allocate Account Value and make transfers into and/or out of the SP William Blair International Growth Sub-account,  including any bank drafting,  dollar cost averaging,  asset  allocation and  rebalancing  programs.  If you never had a portion of your Account Value allocated to the SP William
Blair  International  Growth  Sub-account  prior to May 1, 2004 or if you purchase your Annuity after May 1, 2004, you cannot  allocate
Account Value to the SP William Blair International Growth Sub-Account.
=======================================================================================================================================

This  Sub-account may be offered to new Owners at some future date;  however,  at the present time,  there is no intention to do so. We also reserve the right to offer or close this Sub-account to all Owners that owned the Annuity prior to the close date.

Please refer to Appendix A for certain required financial information related to the historical performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST JPMorgan  International  Equity (f/k/a AST Strong  International  Equity):  seeks long-term capital  growth by investing in a diversified  portfolio of  international  equity  securities.
                    The  Portfolio  seeks to meet its objective by investing,  under normal market  conditions,  at least 80% of its assets in a diversified  portfolio of equity  securities of companies  located
      EQUITY        or operating in developed  non-U.S.  countries  and emerging  markets of the world.  The equity        J.P. Morgan
                    securities will ordinarily be traded on a recognized foreign  securities  exchange or traded in  Investment Management
                    a foreign  over-the-counter  market in the country where the issuer is principally  based,  but           Inc.
                    may also be traded in other countries including the United States.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST William Blair International  Growth (AST American Century  International Growth merged into this  Portfolio):  seeks  long-term  growth of capital.  The  Portfolio  pursues its  objective primarily  through  investments  in equity  securities  of issuers  located  outside the United
                    States.  The  Portfolio  normally  invests at least 80% of its total  assets in  securities  of
      EQUITY        issuers from at least five  different  countries,  excluding the United  States.  The Portfolio
                    invests primarily in companies  selected for their growth  potential.  Securities are generally      William Blair &
                    selected  without  regard to any defined  allocation  among  countries,  geographic  regions or     Company, L.L.C.
                    industry sectors, or other similar selection procedure.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST DeAM  International  Equity:  seeks capital growth.  The Portfolio pursues its objective by investing  at least 80% of the value of its assets in the equity  securities  of  companies  in developed  non-U.S.  countries that are represented in the MSCI EAFE(R)Index. The target of this
                    Portfolio  is to track the  performance  of the MSCI  EAFE(R)Index  within  4% with a  standard
      EQUITY        deviation  expected of +/- 4%. The  Sub-advisor  considers  a number of factors in  determining      Deutsche Asset
                    whether to invest in a stock,  including  earnings growth rate,  analysts'  estimates of future     Management, Inc.
                    earnings and industry-relative price multiples.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Global Equity:  seeks capital growth.  Under normal circumstances the Portfolio invests
                    at least 80% of its assets in equity securities of U.S. and foreign issuers  (including issuers      Massachusetts
  GLOBAL EQUITY     in developing  countries).  The Portfolio  generally seeks to purchase  securities of companies    Financial Services
                    with relatively large market capitalizations relative to the market in which they are traded.           Company
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST State Street Research  Small-Cap  Growth (f/k/a AST PBHG Small-Cap  Growth):  seeks capital growth.  The Portfolio  pursues its objective by primarily  investing at least 80% of the value
 SMALL CAP GROWTH   of its assets in the common stocks of small-sized  companies,  whose market capitalizations are  State Street Research similar to market  capitalizations  of the  companies in the Russell 2000(R)Index at the time of  and Management Company the Portfolio's investment.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  Small-Cap  Growth:  seeks maximum  growth of  investors'  capital from a portfolio of growth  stocks of  smaller  companies.  The  Portfolio  pursues  its  objective,  under  normal circumstances,  by  primarily  investing  at  least  80%  of its  total  assets  in the  equity
 SMALL CAP GROWTH   securities  of  small-sized   companies  included  in  the  Russell  2000  Growth(R)Index.  The      Deutsche Asset
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity     Management, Inc.
                    securities  which  approximates  the market risk of those  stocks  included in the Russell 2000
                    Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    SMALL CAP       AST Federated  Aggressive  Growth:  seeks capital growth.  The Portfolio pursues its investment objective by investing in the stocks of small  companies  that are traded on national  security
                    exchanges,  NASDAQ stock  exchange and the  over-the-counter-market.  Small  companies  will be   Federated Investment
      GROWTH        defined as  companies  with market  capitalizations  similar to  companies  in the Russell 2000   Counseling/Federated
                    Growth Index. Up to 25% of the  Portfolio's  net assets may be invested in foreign  securities,    Global Investment
                    which are typically denominated in foreign currencies.                                              Management Corp.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------ -------------------------------------------------------------------------------------------------- ----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                           SUB-ADVISOR
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
 SMALL CAP VALUE   AST Gabelli Small-Cap Value: seeks to provide long-term capital growth by investing  primarily in
                   small-capitalization   stocks  that  appear  to  be  undervalued.   The  Portfolio  will  have  a
                   non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement  applies at the time
                   the  Portfolio  invests  its  assets.  The  Portfolio  generally  defines  small   capitalization
                   companies as those with a  capitalization  of $1.5 billion or less.  Reflecting a value  approach
                   to investing,  the Portfolio will seek the stocks of companies  whose current stock prices do not         GAMCO
                   appear to adequately  reflect their underlying value as measured by assets,  earnings,  cash flow     Investors, Inc.
                   or business franchises.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
                   AST DeAM Small-Cap Value: seeks maximum growth of investors'  capital.  The Portfolio pursues its objective,  under normal  market  conditions,  by  primarily  investing at least 80% of its total
                   assets in the equity  securities  of  small-sized  companies  included in the Russell 2000(R)Value     Deutsche Asset
 SMALL CAP VALUE   Index.  The  Sub-advisor  employs an  investment  strategy  designed to  maintain a portfolio  of    Management, Inc.
                   equity  securities  which  approximates  the market risk of those stocks  included in the Russell
                   2000(R)Value Index, but which attempts to outperform the Russell 2000(R)Value Index.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
  MID-CAP GROWTH   AST Goldman Sachs Mid-Cap Growth:  seeks  long-term  capital  growth.  The Portfolio  pursues its investment  objective,  by  investing  primarily in equity  securities  selected for their growth potential,  and normally invests at least 80% of the value of its assets in medium capitalization companies.  For  purposes  of the  Portfolio,  medium-sized  companies  are  those  whose  market
                   capitalizations  (measured at the time of  investment)  fall within the range of companies in the   Goldman Sachs Asset
                   Standard & Poor's MidCap 400 Index. The Sub-advisor seeks to identify  individual  companies with    Management, L.P.
                   earnings growth potential that may not be recognized by the market at large.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
                   AST Neuberger Berman Mid-Cap Growth:  seeks capital growth.  Under normal market conditions,  the
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of  mid-cap companies.  For purposes of the  Portfolio,  companies  with equity market  capitalizations  that
  MID-CAP GROWTH   fall within the range of the Russell  Midcap(R)Index,  at the time of  investment,  are considered    Neuberger Berman
                   mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in  the  securities  of     Management Inc.
                   large-cap  companies as well as in small-cap  companies.  The Sub-advisor  looks for fast-growing companies that are in new or rapidly evolving industries.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
  MID-CAP VALUE    AST Neuberger Berman Mid-Cap Value:  seeks capital growth.  Under normal market  conditions,  the
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of  mid-cap companies.  For purposes of the  Portfolio,  companies  with equity market  capitalizations  that fall within the range of the  Russell  Midcap(R)Index at the time of  investment  are  considered mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in  the  securities  of
                   large-cap  companies  as well as in small-cap  companies.  Under the  Portfolio's  value-oriented     Neuberger Berman
                   investment  approach,  the Sub-advisor  looks for  well-managed  companies whose stock prices are     Management Inc.
                   undervalued and that may rise in price before other investors realize their worth.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
     ALL-CAP       AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio  invests  primarily in equity  securities,  such as common or preferred stocks,  that are listed on U.S. exchanges or in the  over-the-counter  market.  The Portfolio may invest in the equity securities of companies of
      GROWTH       all sizes,  and may  emphasize  either  larger or smaller  companies at a given time based on the     Fred Alger
                   Sub-advisor's assessment of particular companies and market conditions.                              Management, Inc.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
     ALL-CAP       AST Gabelli  All-Cap  Value:  seeks  capital  growth.  The  Portfolio  pursues its  objective  by  GAMCO Investors, Inc.
                   investing  primarily in readily marketable equity securities  including common stocks,  preferred stocks and  securities  that may be converted at a later time into common  stock.  The  Portfolio may invest in the  securities  of  companies of all sizes,  and may  emphasize  either  larger or
      VALUE        smaller companies at a given time based on the Sub-advisor's  assessment of particular  companies and market  conditions.  The Portfolio focuses on companies that appear  underpriced  relative to their private market value ("PMV").  PMV is the value that the Portfolio's  Sub-advisor  believes informed investors would be willing to pay for a company.
------------------ -------------------------------------------------------------------------------------------------- ----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        AST T. Rowe Price Natural  Resources:  seeks  long-term  capital growth  primarily  through the common stocks of companies  that own or develop  natural  resources  (such as energy  products, precious  metals and forest  products)  and other basic  commodities.  The  Portfolio  normally invests  primarily (at least 80% of its total assets) in the common stocks of natural  resource companies whose earnings and tangible  assets could benefit from  accelerating  inflation.  The
                    Portfolio looks for companies that have the ability to expand production,  to maintain superior
                    exploration  programs  and  production   facilities,   and  the  potential  to  accumulate  new      T. Rowe Price
                    resources.  At least 50% of Portfolio assets will be invested in U.S. securities,  up to 50% of     Associates, Inc.
                    total assets also may be invested in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance  Growth:  seeks long-term  capital growth.  The Portfolio  invests at least 80% of its total assets in the equity  securities of a limited  number of large,  carefully  selected, high-quality  U.S.  companies  that are judged  likely to  achieve  superior  earnings  growth.
 LARGE CAP GROWTH   Normally,  about 40-60  companies will be  represented in the Portfolio,  with the 25 companies     Alliance Capital
                    most  highly  regarded  by  the  Sub-advisor  usually  constituting  approximately  70%  of the     Management, L.P.
                    Portfolio's  net assets.  An emphasis is placed on identifying  companies  whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and
                    related securities,  such as preferred stocks,  convertible securities and depositary receipts,      Massachusetts
 LARGE CAP GROWTH   of companies that the  Sub-advisor  believes offer better than average  prospects for long-term    Financial Services
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run         Company
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and
                    companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor     Marsico Capital
                    then looks for individual  companies with earnings growth  potential that may not be recognized     Management, LLC
                    by the market at large, a "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs  Concentrated  Growth (AST DeAM Large-Cap Growth merged into this Portfolio):
                    seeks growth of capital in a manner  consistent with the  preservation of capital.  Realization of  income  is not a  significant  investment  consideration  and any  income  realized  on the
                    Portfolio's  investments,  therefore,  will be incidental  to the  Portfolio's  objective.  The
 LARGE CAP GROWTH   Portfolio  will pursue its objective by investing  primarily in equity  securities of companies   Goldman Sachs Asset
                    that  the  Sub-advisor  believes  have  potential  to  achieve  capital  appreciation  over the     Management, L.P.
                    long-term.  The Portfolio seeks to achieve its investment objective by investing,  under normal circumstances,  in approximately 30 - 45 companies that are considered by the Sub-advisor to be positioned for long-term growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST DeAM Large-Cap Value:  seeks maximum growth of capital by investing  primarily in the value stocks  of  larger  companies.  The  Portfolio  pursues  its  objective,  under  normal  market conditions,  by  primarily  investing  at least  80% of the value of its  assets in the  equity
                    securities  of  large-sized   companies   included  in  the  Russell  1000(R)Value  Index.  The
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity
                    securities  which  approximates  the market risk of those stocks  included in the Russell 1000(R)     Deutsche Asset
                    Value Index,  but which  attempts to outperform  the Russell  1000(R)Value Index through  active     Management, Inc.
                    stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       AST Alliance/Bernstein  Growth + Value: seeks capital growth by investing  approximately 50% of its assets in growth  stocks of large  companies and  approximately  50% of its assets in value stocks of large  companies.  The Portfolio will invest primarily in commons tocks of large U.S.
                    companies  included in the Russell  1000(R)Index (the "Russell  1000(R)").  The Russell 1000(R)is a
                    market  capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.
                    companies.  Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35
      BLEND         companies  primarily from the Russell 1000(R)Growth Index constituting  approximately 50% of the
                    Portfolio's  net assets and 35-50  companies  primarily  from the  Russell  1000(R)Value  Index     Alliance Capital
                    constituting  the  remainder  of  the  Portfolio's  net  assets.   There  will  be  a  periodic     Management, L.P.
                    rebalancing  of each  segment's  assets  to take  account  of market  fluctuations  in order to maintain the approximately equal allocation.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST Sanford  Bernstein Core Value:  seeks  long-term  capital growth by investing  primarily in common stocks.  The  Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities  created when companies
                    are undervalued on the basis of investor  reactions to near-term problems or circumstances even   Sanford C. Bernstein
                    though their long-term  prospects  remain sound. The Sub-advisor  seeks to identify  individual        & Co., LLC
                    companies with earnings growth potential that may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate securities.  The  Portfolio  pursues  its  investment  objective  by  investing,  under  normal circumstances,  at least 80% of its net assets in  securities  of real  estate  issuers.  Under
   REAL ESTATE      normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity      Cohen & Steers
      (REIT)        securities of real estate companies,  i.e., a company that derives at least 50% of its revenues   Capital Management,
                    from the ownership,  construction,  financing, management or sale of real estate or that has at           Inc.
                    least  50% of its  assets in real  estate.  Real  estate  companies  may  include  real  estate investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Sanford Bernstein Managed Index 500: will invest, under normal circumstances,  at least 80%
                    of its net assets in  securities  included in the Standard & Poor's 500  Composite  Stock Price
                    Index  (the  "S&P(R)500 ").  The  Portfolio  seeks  to  outperform  the S&P 500  through  stock selection  resulting  in  different  weightings  of common  stocks  relative to the index.  The
                    Portfolio will invest  primarily in the common stocks of companies  included in the S&P 500. In seeking  to  outperform  the S&P  500,  the  Sub-advisor  starts  with a  portfolio  of  stocks
  MANAGED INDEX     representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative   Sanford C. Bernstein
                    criteria  that are designed to indicate  whether a particular  stock will  predictably  perform        & Co., LLC
                    better or worse than the S&P 500. Based on these criteria,  the Sub-advisor  determines whether the  Portfolio  should  over-weight,  under-weight  or hold a  neutral  position  in the  stock relative  to the  proportion  of the S&P 500  that  the  stock  represents.  In  addition,  the
                    Sub-advisor  also  may  determine  that  based on the  quantitative  criteria,  certain  equity securities that are not included in the S&P 500 should be held by the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST American  Century Income & Growth (AST MFS Growth with Income merged into this  Portfolio):
                    seeks  capital  growth with current  income as a secondary  objective.  The  Portfolio  invests primarily in common stocks that offer  potential for capital growth,  and may,  consistent with its  investment  objective,  invest in stocks  that offer  potential  for current  income.  The
       AND          Sub-advisor  utilizes a  quantitative  management  technique  with a goal of building an equity    American Century
      INCOME        portfolio  that provides  better  returns than the S&P 500 Index without  taking on significant        Investment
                    additional  risk and while  attempting to create a dividend yield that will be greater than the     Management, Inc.
                    S&P 500 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST Alliance Growth and Income:  seeks long-term  growth of capital and income while attempting to avoid excessive  fluctuations in market value. The Portfolio  normally will invest in common
                    stocks  (and  securities   convertible  into  common  stocks).  The  Sub-advisor  will  take  a
       AND          value-oriented  approach,  in that it will  try to keep  the  Portfolio's  assets  invested  in
      INCOME        securities that are selling at reasonable  valuations in relation to their fundamental business     Alliance Capital
                    prospects.  The  stocks  that the  Portfolio  will  normally  invest in are  those of  seasoned     Management, L.P.
                    companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    AST Hotchkis & Wiley Large-Cap Value (f/k/a AST INVESCO Capital  Income):  seeks current income and long-term growth of income, as well as capital appreciation.  The Portfolio invests,  under normal  circumstances,  at least 80% of its net assets plus borrowings for investment  purposes
                    in common stocks, of large cap U.S.  companies,  that have a high cash dividend or payout yield   Hotchkis & Wiley
                    relative to the market.  The  Sub-advisor  currently  considers large cap companies to be those   Capital Management,
                    with market  capitalizations  like those  founding  the Russell 1000 Index.  Additionally,  the           LLC
                    Portfolio can invest up to 20% of its total assets in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Global  Allocation:  seeks a high level of total  return by  investing  primarily in a diversified  portfolio  of  mutual  funds.  The  Portfolio  seeks  to  achieve  its  investment objective  by  investing  in  several  other  AST  Portfolios  ("Underlying  Portfolios").  The
                    Portfolio intends its strategy of investing in combinations of Underlying  Portfolios to result      Deutsche Asset
     BALANCED       in  investment  diversification  that an  investor  could  otherwise  achieve  only by  holding     Management, Inc.
                    numerous  investments.  The  Portfolio  is  expected  to be  invested  in  at  least  six  such
                    Underlying  Portfolios at any time. It is expected that the  investment  objectives of such AST
                    Portfolios will be diversified.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital  growth and  current  income.  The
                    Sub-advisor  intends  to  maintain  approximately  60%  of the  Portfolio's  assets  in  equity
                    securities and the remainder in bonds and other fixed income  securities.  Both the Portfolio's     American Century
     BALANCED       equity and fixed  income  investments  will  fluctuate  in value.  The equity  securities  will        Investment
                    fluctuate  depending on the  performance of the companies that issued them,  general market and     Management, Inc.
                    economic  conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
ASSET ALLOCA-TION   AST T. Rowe Price Asset Allocation:  seeks a high level of total return by investing  primarily in a  diversified  portfolio  of fixed income and equity  securities.  The  Portfolio  normally invests  approximately  60% of its total  assets in equity  securities  and 40% in fixed income securities.  The Sub-advisor  concentrates common stock investments in larger, more established
                    companies,  but the  Portfolio may include small and  medium-sized  companies  with good growth      T. Rowe Price
                    prospects.  The fixed income portion of the Portfolio will be allocated among  investment grade     Associates, Inc.
                    securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   GLOBAL BOND      AST T. Rowe Price Global  Bond:  seeks to provide  high  current  income and capital  growth by investing  in  high-quality  foreign and U.S.  dollar-denominated  bonds.  The  Portfolio  will invest at least 80% of its total  assets in all types of high  quality  bonds  including  those issued  or  guaranteed  by U.S.  or  foreign  governments  or  their  agencies  and by  foreign authorities,  provinces and  municipalities  as well as investment  grade  corporate  bonds and mortgage and  asset-backed  securities of U.S. and foreign  issuers.  The  Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized  through  hedging.  The Portfolio may also invest up to
                    20% of its assets in the aggregate in below  investment-grade,  high-risk bonds ("junk bonds").    T. Rowe Price
                    In addition,  the  Portfolio may invest up to 30% of its assets in  mortgage-backed  (including   International, Inc.
                    derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 HIGH YIELD BOND    AST Goldman  Sachs High Yield (f/k/a AST Federated  High Yield):  seeks a high level of current income and may also  consider the potential for capital  appreciation.  The Portfolio  invests, under normal  circumstances,  at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in high-yield,  fixed-income  securities that,  at the time of purchase,  are  non-investment  grade  securities.  Non-investment  grade securities are securities rated BB, Ba or below by a NRSRO,  or, if unrated,  determined by the
                    Sub-advisor  to be of  comparable  quality.  The  Portfolio  may  invest  in all types of fixed income  securities,  including,  senior and subordinated  corporate debt  obligations  (such as bonds, debentures,  notes and commercial paper), convertible and non-convertible corporate debt obligations,  loan  participations,  custodial  receipts,  municipal  securities  and preferred
                    stock.  The Portfolio may invest up to 25% of its total assets in  obligations  of domestic and   Goldman Sachs Asset
                    foreign  issuers  which  are  denominated  in  currencies  other  than the U.S.  dollar  and in     Management, L.P.
                    securities of issuers located in emerging countries  denominated in any currency.  Under normal market  conditions,  the Portfolio  may invest up to 20% of its net assets in investment  grade fixed-income securities, including U.S. Government Securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST Lord Abbett  Bond-Debenture:  seeks high  current  income and the  opportunity  for capital  Lord, Abbett & Co. LLC appreciation  to produce a high total  return.  To pursue its  objective,  the  Portfolio  will invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities and normally  invests  primarily in high yield and investment grade debt securities, securities  convertible  in common stock and  preferred  stocks.  The  Portfolio  may find good value in high yield  securities,  sometimes  called  "lower-rated  bonds" or "junk  bonds," and frequently  may have more than half of its assets  invested in those  securities.  At least 20%
                    of the  Portfolio's  assets  must be  invested  in any  combination  of  investment  grade debt securities,  U.S.  Government  securities  and cash  equivalents.  The  Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain  a  weighted  average  maturity  in the  range of five to twelve  years,  there are no restrictions  on the overall  Portfolio or on individual  securities.  The Portfolio may invest up to 20% of its net assets in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO  Total  Return Bond (AST DeAM Bond  merged  into this  Portfolio):  seeks to maximize total return consistent with  preservation of capital and prudent  investment  management.  The
                    Portfolio  will  invest in a  diversified  portfolio  of  fixed-income  securities  of  varying
                    maturities.  The average  portfolio  duration  of the  Portfolio  generally  will vary within a   Pacific Investment
                    three- to six-year time frame based on the Sub-advisor's forecast for interest rates.            Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MONEY MARKET     AST Money  Market:  seeks high  current  income and  maintain  high  levels of  liquidity.  The
                    Portfolio  attempts to  accomplish  its  objective by  maintaining  a  dollar-weighted  average
                    maturity  of not  more  than 90 days  and by  investing  in  securities  which  have  effective      Wells Capital
                    maturities of not more than 397 days.                                                               Management, Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 EMERGING MARKETS   GVIT Developing Markets (f/k/a Montgomery Variable Series - Emerging Markets):  seeks long-term  Gartmore Global Asset capital appreciation,  under normal conditions by investing at least 80% of its total assets in
                    stocks of  companies  of any size  based in the  world's  developing  economies.  Under  normal        Management
                    market  conditions,  investments  are  maintained in at least six countries at all times and no  Trust/Gartmore Global
                    more than 35% of total assets in any single one of them.                                                Partners
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.
                    The  Portfolio  invests  in the  common  stocks of large  U.S.  companies  with  strong  return
                    potential and above-average  dividend income.  The Portfolio invests  principally in securities     Wells Fargo Funds
                    of companies with market capitalizations of $3 billion or more.                                     Management, LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    INVESCO Variable  Investment Funds - Dynamics:  seeks long-term  capital growth.  The Portfolio pursues its  objective  by normally  investing  at least 65% of its assets in common  stocks of mid-sized  companies  that are  included  in the  Russell  Midcap  Growth  Index at the time of
                    purchase,  or if not  included  in that  Index,  have market  capitalizations  of between  $2.5   INVESCO Funds Group,
                    billion and $15 billion at the time of purchase.                                                          Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment  Funds - Technology  (INVESCO VIF  Telecommunications  merged into this Portfolio):  seeks capital growth.  The Portfolio normally invests at least 80% of its net assets in the  equity  securities  and  equity-related  instruments  of  companies  engaged  in
                    technology-related  industries.  These  include,  but  are  not  limited  to,  various  applied    INVESCO Funds Group,
                    technologies,  hardware,  software,  semiconductors,  telecommunications equipment and services           Inc.
                    and service-related companies in information technology.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds - Health  Sciences:  seeks capital  growth.  The Portfolio normally  invests at least 80% of its net assets in the equity  securities  and  equity-related instruments of companies that develop,  produce or distribute  products or services  related to
                    health care. These companies  include,  but are not limited to, medical  equipment or supplies,    INVESCO Funds Group,
                    pharmaceuticals, biotechnology, and healthcare providers and service companies.                           Inc.
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Financial  Services:  seeks capital growth.  The Portfolio normally  invests at least 80% of its net assets in the equity  securities  and  equity-related instruments of companies  involved in the financial  services sector.  These companies include,
                    but are not limited to, banks,  insurance companies,  investment and miscellaneous  industries,     INVESCO Funds Group,
                    and suppliers to financial services companies.                                                            Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  GLOBAL EQUITY     Evergreen  VA  International  Equity  (f/k/a  Evergreen  VA  International  Growth and acquired
                    Evergreen  VA  Global  Leaders):  seeks  long-term  capital  growth  and,  secondarily,  modest income.  The Portfolio invests  primarily in equity securities issued by established,  quality,
                    non-U.S.  companies  located in countries  with developed  markets and may purchase  across all    Evergreen Investment
                    market  capitalizations.  The  Portfolio  normally  invests  at  least  65%  of its  assets  in   Management Company,
                    securities  of  companies  in at least three  different  countries  (other than the U.S.).  The           LLC
                    Portfolio may also invest in emerging markets.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
 SMALL CAP EQUITY   Evergreen VA Special Equity:  seeks capital  growth.  The Portfolio  normally  invests at least
                    80% of its assets in common  stocks of small  U.S.  companies  (i.e.,  companies  whose  market capitalizations  fall within the range of the Russell  2000(R)Index,  at the time of  purchase).
                    The remaining 20% of the  Portfolio's  assets may be represented by cash or invested in various  Evergreen Investment
                    cash  equivalents.  The Portfolio's  manager selects stocks of companies which it believes have   Management Company,
                    the potential for accelerated growth in earnings and price.                                               LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    Evergreen VA Omega:  seeks long-term capital growth.  The Portfolio invests primarily in common stocks and  securities  convertible  into  common  stocks of U.S.  companies  across all market
                    capitalizations.  The  Portfolio's  managers  employ  a  growth  style  of  equity  management.   Evergreen Investment
                    "Growth" stocks are stocks of companies that the Portfolio's  managers believe have anticipated   Management Company,
                    earnings ranging from steady to accelerated growth.                                                       LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Europe  30:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the ProFunds  Europe 30 Index.  The ProFunds  Europe 30
                    Index,  created by ProFund  Advisors,  is composed of 30 companies whose principal  offices are located  in Europe  and whose  securities  are  traded on U.S.  exchanges  or on the  NASDAQ as depositary  receipts or ordinary  shares.  The  component  companies in the ProFunds  Europe 30
                    Index are  determined  annually  based upon their U.S.  dollar-traded  volume.  Their  relative weights are determined based on a modified market capitalization method.
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    ProFund VP Asia 30: seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance  of the ProFunds Asia 30 Index.  The ProFunds Asia 30 Index,  created by ProFund  Advisors,  is composed of 30 companies whose  principal  offices are located in the
                    Asia/Pacific  region,  excluding Japan, and whose securities are traded on U.S. exchanges or on
      EQUITY        the NASDAQ as depository  receipts or ordinary shares. The component  companies in the ProFunds
                    Asia 30 Index are  determined  annually  based  upon  their U.S.  dollar-traded  volume.  Their relative weights are determined based on the modified market capitalization method.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Japan: seeks daily investment results,  before fees and expenses, that correspond to the daily  performance  of the Nikkei 225 Stock  Average.  Since the  Japanese  markets are not open when  ProFund VP Japan  values its  shares,  ProFund VP Japan  determines  its  success in meeting this  investment  objective by comparing its daily return on a given day with the daily performance of related futures  contracts traded in the United States related to the Nikkei 225
                    Stock Average.  The Nikkei 225 Stock Average Index (Nikkei Index) is a modified  price-weighted index of the 225 most  actively  traded  and  liquid  Japanese  companies  listed  in the First
  INTER-NATIONAL    Section of the Tokyo Stock  Exchange.  The Nikkei  Index is  calculated  from the prices of the   ProFund Advisors LLC
      EQUITY        225  Tokyo  Stock  Exchange   (TSE)  First  Section  stocks   selected  to  represent  a  broad
                    cross-section  of  Japanese  industries  and the overall  performance  of the  Japanese  equity market.  Nihon  Keizai  Shimbun,  Inc.  is the  sponsor of the Index.  Companies  in the Nikkei
                    Index are  reviewed  annually.  Emphasis  is  placed  on  maintaining  the  Index's  historical continuity while keeping the Index composed of stocks with high market  liquidity.  The sponsor consults with various market experts,  considers  company specific  information and the overall composition of the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Banks: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
                    the daily  performance  of the Dow Jones  U.S.  Banks  Index.  The Dow Jones U.S.  Banks  Index
                    measures  the  performance  of the  banking  industry  of the  U.S.  equity  market.  Component companies  include all  regional  and major U.S.  domiciled  international  banks,  savings and loans, savings banks,  thrifts,  building  associations and societies.  Investment and merchant banks are excluded.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Basic Materials:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S. Basic  Materials  Sector Index.  The
                    Dow Jones U.S. Basic  Materials  Sector Index measures the  performance of the basic  materials
      SECTOR        economic sector of the U.S. equity market.  Component  companies are involved in the production   ProFund Advisors LLC
                    of aluminum,  commodity chemicals,  specialty chemicals,  forest products,  non-ferrous metals, paper products, precious metals and steel.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  Biotechnology:  seeks daily  investment  results,  before fees and  expenses,  that correspond to the daily  performance of the Dow Jones U.S.  Biotechnology  Index. The Dow Jones
                    U.S.  Biotechnology  Index measures the performance of the  biotechnology  industry of the U.S.
      SECTOR        equity  market.  Component  companies  include  those engaged in genetic  research,  and/or the   ProFund Advisors LLC
                    marketing  and  development  of  recombinant  DNA  products.  Makers  of  artificial  blood and contract biotechnology researchers are also included in the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer Cyclical:  seeks daily investment results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Consumer Cyclical Sector Index. The
                    Dow Jones U.S.  Consumer  Cyclical  Sector  Index  measures  the  performance  of the  consumer cyclical  economic  sector of the U.S. equity market.  Component  companies  include  airlines, auto manufacturers,  auto parts, tires, casinos,  consumer  electronics,  recreational products and services,  restaurants,  lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer  Non-Cyclical:  seeks daily investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that correspond to the daily  performance of the Dow Jones U.S.  Consumer  Non-Cyclical  Sector
                    Index. The Dow Jones U.S.  Consumer  Non-Cyclical  Sector Index measures the performance of the consumer  non-cyclical  economic sector of the U.S. equity market.  Component companies include beverage  companies,  consumer service  companies,  durable and non-durable  household  product manufacturers, cosmetic companies, food products and agriculture and tobacco products.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Energy:  seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones U.S. Energy Sector Index.  The Dow Jones U.S. Energy
                    Sector  Index  measures  the  performance  of the  energy  sector  of the U.S.  equity  market.
                    Component  companies include oil drilling  equipment and services,  coal, oil  companies-major, oil companies-secondary,  pipelines, liquid, solid or gaseous fossil fuel producers and service companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Financial:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Financial  Sector  Index.  The Dow
                    Jones U.S.  Financial Sector Index measures the performance of the financial  services economic sector of the U.S.  equity market.  Component  companies  include  regional  banks;  major U.S.
                    domiciled  international banks; full line, life, and property and casualty insurance companies;
                    companies that invest,  directly or indirectly in real estate;  diversified financial companies such as Fannie  Mae,  credit card  insurers,  check  cashing  companies,  mortgage  lenders and investment  advisers;  securities  brokers and dealers,  including  investment banks,  merchant banks and online brokers; and publicly traded stock exchanges.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Healthcare:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Healthcare  Sector Index.  The Dow
                    Jones U.S.  Healthcare Sector Index measures the performance of the healthcare  economic sector of the U.S. equity market.  Component  companies  include health care providers,  biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Industrial:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Industrial  Sector Index.  The Dow
                    Jones U.S.  Industrial Sector Index measures the performance of the industrial  economic sector
                    of  the  U.S.  equity  market.   Component   companies   include  building   materials,   heavy
                    construction,  factory  equipment,  heavy machinery,  industrial  services,  pollution control,
                    containers  and  packaging,   industrial  diversified,   air  freight,  marine  transportation,
                    railroads,  trucking,  land-transportation  equipment,  shipbuilding,  transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Internet:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones Composite  Internet  Index.  The Dow Jones Composite
                    Internet Index measures the  performance of stocks in the U.S. equity markets that generate the majority  of their  revenues  from the  Internet.  The  Index is  composed  of two  sub-groups:
                    Internet  Commerce - companies that derive the majority of their revenues from providing  goods and/or  services  through an open network,  such as a web site.  Internet  Services - companies that derive the majority of their revenues from  providing  access to the Internet or providing services to people using the Internet.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Pharmaceuticals:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the Dow Jones  U.S.  Pharmaceuticals  Index.  The Dow
                    Jones U.S.  Pharmaceuticals  Index measures the performance of the pharmaceuticals  industry of the U.S. equity market.  Component  companies include the makers of prescription  drugs such as birth control pills and vaccines,  and over-the-counter  drugs, such as aspirin, cold remedies, as well as companies engaged in contract drug research..
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Precious Metals:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the  Philadelphia  Stock Exchange  Gold/Silver  Sector
                    Index. The  Philadelphia  Stock Exchange  Gold/Silver  Sector Index measures the performance of the gold and silver mining industry of the global equity market.  Component  companies  include companies  involved in the mining and production of gold,  silver,  and other precious  metals, precious stones and pearls.  The Index does not include  producers of commemorative  medals and coins that are made of these metals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Real  Estate:  seeks  daily  investment  results,  before  fees and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Real Estate  Index.  The Dow Jones
                    U.S. Real Estate Index measures the  performance of the real estate industry of the U.S. equity
                    market.   Component  companies  include  those  that  invest  directly  or  indirectly  through
      SECTOR        development,  management  or  ownership  of shopping  malls,  apartment  buildings  and housing   ProFund Advisors LLC
                    developments;  and real estate  investment  trusts ("REITs") that invest in apartments,  office and  retail  properties.  REITs are  passive  investment  vehicles  that  invest  primarily  in income-producing real estate or real estate related loans or interests.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Semiconductor:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Semiconductor  Index. The Dow Jones
                    U.S.  Semiconductor  Index measures the performance of the  semiconductor  industry of the U.S.
                    equity market.  Component  companies are engaged in the production of semiconductors  and other integrated chips, as well as other related products such as circuit boards and motherboards.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Technology:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Technology  Sector Index.  The Dow
                    Jones U.S.  Technology  Sector Index measures the  performance of the technology  sector of the
                    U.S.  equity  market.  Component  companies  include  those  involved in  computers  and office
                    equipment,  software,   communications  technology,   semiconductors,   diversified  technology
                    services and internet services.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Telecommunications:  seeks daily investment results,  before fees and expenses, that   ProFund Advisors LLC
                    correspond to the daily performance of the Dow Jones U.S.  Telecommunications Sector Index. The
                    Dow  Jones  U.S.   Telecommunications   Sector   Index   measures   the   performance   of  the
                    telecommunications  economic  sector of the U.S.  equity market.  Component  companies  include fixed-line communications and wireless communications companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Utilities:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Utilities  Sector  Index.  The Dow
      SECTOR        Jones U.S.  Utilities Sector Index measures the performance of the utilities economic sector of   ProFund Advisors LLC
                    the U.S. equity market.  Component  companies  include  electric  utilities,  gas utilities and water utilities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
THE PROFUND VP PORTFOLIOS  DESCRIBED  BELOW ARE AVAILABLE AS  SUB-ACCOUNTS  TO ALL ANNUITY  OWNERS.  EACH  PORTFOLIO  PURSUES AN INVESTMENT
STRATEGY THAT SEEKS TO PROVIDE DAILY  INVESTMENT  RESULTS,  BEFORE FEES AND EXPENSES,  THAT MATCH A WIDELY  FOLLOWED  INDEX,  INCREASE BY A
SPECIFIED FACTOR RELATIVE TO THE INDEX,  MATCH THE INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED  FACTOR.  THE
INVESTMENT  STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT  RESULTS OF THE APPLICABLE
INDEX.  IT IS RECOMMENDED  THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL  ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC
OR TACTICAL  ASSET  ALLOCATION  STRATEGY  INVEST IN THESE  PORTFOLIOS.  WE HAVE  ARRANGED THE  PORTFOLIOS  BASED ON THE INDEX ON WHICH IT'S
INVESTMENT STRATEGY IS BASED.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P 500(R)Index is a measure of large-cap U.S. stock market  performance.  It is a capitalization  weighted index of 500 U.S.  operating companies and REITS selected by an S&P committee through a non-mechanical  process that factors criteria such as liquidity,  price,  market capitalization, financial viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bull: seeks daily investment results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
     S&P 500        the daily performance of the S&P 500(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bear: seeks daily investment results,  before fees and expenses,  that correspond to the inverse  (opposite) of the daily  performance of the S&P 500(R)Index.  If ProFund VP Bear is successful in meeting its objective,  its net asset value should gain  approximately  the same,
     S&P 500        on a  percentage  basis,  as any  decrease  in the S&P 500(R)Index when the Index  declines on a   ProFund Advisors LLC
                    given  day.  Conversely,  its  net  asset  value  should  lose  approximately  the  same,  on a percentage basis, as any increase in the Index when the Index rises on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  UltraBull:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to twice (200%) the daily  performance of the S&P 500(R)Index.  Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded  to one and one-half times (150%) the daily  performance of the S&P 500(R)Index. If
                    ProFund VP UltraBull is  successful in meeting its  objective,  its net asset value should gain
     S&P 500        approximately  twice as much, on a percentage basis, as the S&P 500(R)Index when the Index rises   ProFund Advisors LLC
                    on a given day.  Conversely,  its net asset value should lose approximately twice as much, on a percentage  basis,  as the Index when the Index  declines on a given day. Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded to one and one-half times the daily performance of the S&P 500(R)Index
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The NASDAQ-100 Index(R)includes 100 of the largest  non-financial  domestic and  international  issues listed on the NASDAQ Stock Market. To be eligible for inclusion  companies  cannot be in bankruptcy  proceedings  and must meet certain  additional  criteria  including  minimum
trading  volume  and  "seasoning,"  requirements.   The  Index  is  calculated  under  a  modified   capitalization-weighted   methodology.
Reconstitution and rebalancing occurs on an annual, quarterly and ongoing basis..
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP OTC: seeks daily investment  results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
                    the daily performance of the NASDAQ-100  Index(R).  "OTC" in the name of ProFund VP OTC refers to securities  that do not trade on a U.S.  securities  exchange  registered  under the Securities
                    Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund  VP  Short  OTC:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the inverse  (opposite) of the daily  performance  of the NASDAQ-100  Index(R).  If
                    ProFund VP Short OTC is  successful in meeting its  objective,  its net asset value should gain approximately  the same, on a percentage  basis, as any decrease in the NASDAQ-100  Index(R)when the Index declines on a given day.  Conversely,  its net asset value should lose  approximately the same, on a percentage  basis,  as any increase in the Index when the Index rises on a given day.  "OTC" in the name of  ProFund VP Short OTC  refers to  securities  that do not trade on a
                    U.S. securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP UltraOTC:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to twice  (200%) the daily  performance  of the  NASDAQ-100  Index(R).  If ProFund VP UltraOTC is
                    successful in meeting its  objective,  its net asset value should gain  approximately  twice as much,  on a percentage  basis,  as the  NASDAQ-100  Index(R)when the Index rises on a given day.
                    Conversely,  its net asset  value  should lose  approximately  twice as much,  on a  percentage basis,  as the Index when the Index  declines  on a given day.  "OTC" in the name of ProFund VP
                    UltraOTC refers to securities that do not trade on a U.S.  securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P MidCap 400 Index(R)is a measure of mid-size  company U.S. stock market  performance.  It is a  capitalization  weighted index of 400
U.S.  operating  companies  and REITS.  Securities  are selected for inclusion in the index by an S&P  committee  through a  non-mechanical process that factors  criteria  such as liquidity,  price,  market  capitalization,  financial  viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  S&P MIDCAP 400    ProFund VP Mid-Cap  Value:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond  to the  daily  performance  of the  S&P  MidCap  400/Barra  Value  Index(R).  The S&P
                    MidCap400/Barra Value Index(R)is a market capitalization  weighted index comprised of the stocks in the S&P MidCap 400 Index that have  comparatively  low  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Mid-Cap  Growth:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the S&P MidCap 400/Barra Growth Index(R).  The S&P MidCap
  S&P MIDCAP 400    400/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in   ProFund Advisors LLC
                    the S&P MidCap 400 Index(R)that have  comparatively  high  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  UltraMid-Cap:  seeks  daily  investment  results,  before fees and  expenses,  that correspond to twice (200%) the daily  performance  of the S&P MidCap 400 Index(R).  If ProFund VP
                    UltraMid-Cap  is  successful  in  meeting  its  objective,  its net  asset  value  should  gain
  S&P MIDCAP 400    approximately  twice as much,  on a  percentage  basis,  as the S&P MidCap 400 Index(R)when the   ProFund Advisors LLC
                    Index rises on a given day.  Conversely,  its net asset value should lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P SmallCap 600 Index(R)consists of 600 domestic  stocks chosen for market size,  liquidity,  and industry group  representation.  The
Index comprises stocks from the industrial, utility, financial, and transportation sectors.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Value:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P  SmallCap  600/Barra  Value  Index(R).  The S&P
                    SmallCap  600/Barra  Value Index(R)is a market  capitalization  weighted index  comprised of the stocks in the S&P SmallCap  600/Barra Value Index(R)that have  comparatively  low  price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Value  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Growth:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P SmallCap  600/Barra  Growth  Index(R).  The S&P
                    SmallCap  600/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in the S&P SmallCap  600/Barra Growth Index(R)that have  comparatively high price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Growth  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The Russell 2000 Index(R)is a measure of small-cap U.S. Stock market  performance.  It is an adjusted market  capitalization  weighted index containing  approximately 2000 of the smallest  companies in the Russell 3000 Index or approximately 8% of the total market  capitalization of the Russell 3000 Index,  which in turn represents  approximately 98% of the investable U.S. equity market.  All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion.  Reconstitution  occurs  annually.  Securities are not replaced if they leave the index.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   RUSSELL 2000     ProFund VP  UltraSmall-Cap:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to twice (200%) the daily  performance  of the Russell  2000(R)Index.  If ProFund VP
                    UltraSmall-Cap  is  successful  in meeting  its  objective,  its net asset  value  should  gain approximately  twice as much, on a percentage  basis, as the Russell 2000 Index(R)when the Index rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
30 Year U.S. Treasury Bond
--------------------------------------------------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP U.S.  Government  Plus: seeks daily  investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that  correspond  to one and  one-quarter  times  (125%) the daily  price  movement of the most recently  issued  30-year U.S.  Treasury  Bond ("Long  Bond").  In  accordance  with its stated
                    objective,  the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest  rates  rise.  If  ProFund  VP U.S.  Government  Plus is  successful  in  meeting  its objective,  its net asset value should gain  approximately  one and one-quarter times (125%) as much,  on a percentage  basis,  as any daily  increase in the price of the Long Bond on a given day.  Conversely,  its net asset value should lose  approximately  one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP Rising Rates Opportunity:  seeks daily investment results, before fees and expenses,   ProFund Advisors LLC
                    that correspond to one and one-quarter  times (125%) the inverse  (opposite) of the daily price movement of the most recently  issued 30-year U.S.  Treasury Bond ("Long Bond").  In accordance with its  stated  objective,  the net  asset  value of  ProFund  VP  rising  Rates  Opportunity generally  should  decrease as interest  rates fall. If ProFund VP Rising Rates  Opportunity is successful  in meeting its  objective,  its net asset value should gain  approximately  one and one-quarter  times as much, on a percentage  basis, as any daily decrease in the Long Bond on a given day.  Conversely,  its net asset value  should  lose  approximately  one and  one-quarter times as much, on a percentage basis, as any daily increase in the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------

Each  portfolio of the First Defined  Portfolio Fund LLC invests in the securities of a relatively few number of issuers or in a particular sector of the economy.  Since the assets of each  portfolio are invested in a limited number of issuers or a limited sector of the economy, the net asset value of the portfolio may be more susceptible to a single adverse economic,  political or regulatory occurrence.  Certain of the  portfolios  may also be subject to  additional  market risk due to their  policy of  investing  based on an  investment  strategy  and generally not buying or selling  securities in response to market  fluctuations.  Each  portfolio's  relative lack of diversity and limited ongoing management may subject Owners to greater market risk than other portfolios.

The stock selection date for each of the strategy  Portfolios of the First Defined  Portfolio Fund LLC is on or about December 31st of each year. The holdings for each strategy  Portfolio  will be adjusted  annually on or about  December 31st in accordance  with the  Portfolio's investment  strategy.  At that time,  the  percentage  relationship  among the shares of each issuer held by the Portfolio is  established.
Through the next one-year  period that  percentage  will be  maintained  as closely as  practicable  when the  Portfolio  makes  subsequent purchases and sales of the securities.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       First Trust(R)10 Uncommon  Values:  seeks to provide  above-average  capital  appreciation.  The   First Trust Advisors
                    Portfolio  seeks to achieve its  objective  by  investing  primarily  in the ten common  stocks selected by the Investment  Policy Committee of Lehman Brothers Inc.  ("Lehman  Brothers") with the assistance of the Research  Department of Lehman  Brothers which, in their opinion have the
      BLEND         greatest  potential for capital  appreciation  during the next year. The stocks included in the
                    Portfolio  are adjusted  annually on or about July 1st in  accordance  with the  selections  of           L.P.
                    Lehman Brothers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 BLENDED STRATEGY   Target  Managed VIP:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to achieve its objective by investing in common stocks of the most  attractive  companies that are identified  by a model based on six  uniquely  specialized  strategies  - The Dowsm DART 5, the
                    European  Target 20,  the  Nasdaq(R)Target 15, the S&P Target 24, the Target  Small Cap and the  First Trust Advisors
                    Value Line(R)Target 25.                                                                                    L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    The DowSM  DART 10:  seeks to  provide  above-average  total  return.  The  Portfolio  seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to provide  income and to have the  potential  for capital  appreciation.  The  Portfolio  invests
                    primarily in the common stocks of the ten companies in the DJIA that have the highest  combined   First Trust Advisors
                    dividend yields and buyback ratios on or about the applicable stock selection date.                       L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Global Target 15: seeks to provide  above-average  total return. The Portfolio seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to provide income and to have the potential for capital  appreciation.  The Portfolio invests primarily in
                    the common  stocks of the companies  which are  components  of the DJIA,  the  Financial  Times   First Trust Advisors
  GLOBAL EQUITY     Industrial  Ordinary Share Index ("FT Index") and the Hang Seng Index. The Portfolio  primarily           L.P.
                    consists of common stocks of the five  companies  with the lowest per share stock prices of the ten  companies in each of the DJIA, FT Index and Hang Seng Index,  respectively,  that have the highest dividend yield in the respective index on or about the applicable stock selection date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    S&P Target 24: seeks to provide  above-average  total return.  The  Portfolio  seeks to achieve its  objective by investing in common  stocks  issued by companies  that have the potential for
    LARGE CAP       capital  appreciation.  The Portfolio  invests  primarily in the common  stocks of  twenty-four   First Trust Advisors
      GROWTH        companies  selected from a subset of the stocks included in the Standard & Poor's 500 Composite           L.P.
                    Stock Price Index.  The subset of stocks will be taken from each of the eight largest  economic sectors of the S&P 500 Index based on the sector's market capitalization.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       Nasdaq(R)Target  15:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to have the potential for capital  appreciation.  The  Portfolio  invests  primarily in the common
      GROWTH        stocks of fifteen companies  selected from a pre-screened  subset of the stocks included in the   First Trust Advisors
                    Nasdaq-100 Index on or about the applicable stock selection date through a multi-step process.            L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      INTER-        The Prudential  Series Fund,  Inc. - SP William Blair  International  Growth (f/k/a SP Jennison
                    International  Growth):  seeks long-term growth of capital.  The Portfolio invests primarily in equity-related  securities  of foreign  issuers that the  Sub-adviser  thinks will  increase in value over a period of years.  The  Portfolio  invests  primarily  in the common stock of large and  medium-sized  foreign  companies.  Under normal  circumstances,  the Portfolio  invests at least 65% of its total  assets in common  stock of foreign  companies  operating or based in at
 NATIONAL EQUITY    least five different  countries.  The Portfolio  looks  primarily for stocks of companies whose        Prudential
                    earnings are growing at a faster rate than other  companies and that have above average  growth     Investments LLC/
                    in earnings and cash flow, improving profitability,  strong balance sheets, management strength     William Blair &
                    and strong  market  share for its  products.  The  Portfolio  also tries to buy such  stocks at       Company, LLC
                    attractive prices in relation to their growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R),"  "Standard & Poor's 500," and "500" are trademarks of the  McGraw-Hill  Companies,  Inc. and have been licensed for use by American Skandia Investment Services,  Incorporated.  The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

"Dow Jones Industrial  Averagesm",  "DJIAsm",  "Dow  Industrialssm",  "The Dowsm", and "The Dow 10sm", are service marks of Dow Jones &
Company,  Inc. ("Dow Jones") and have been licensed for use for certain  purposes by First Trust  Advisors L.P.  ("First  Trust").  The
portfolios,  including,  and in particular the Target Managed VIP portfolio and The DowSM DART 10 portfolio,  are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The  McGraw-Hill  Companies,  Inc. and have been  licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target  Managed VIP  Portfolio.  The  Portfolios
are not sponsored,  endorsed,  managed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation  regarding the advisability of investing in the Portfolio.

"The Nasdaq 100(R)",  "Nasdaq-100 Index(R)",  "Nasdaq Stock Market(R)",  and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market,
Inc.  (which  with its  affiliates  are the  "Corporations")  and have been  licensed  for use by First  Trust.  The  Nasdaq  Target 15
Portfolio and Target Managed VIP Portfolio have not been passed on by the  Corporations as to its legality or  suitability.  The Nasdaq
Target 15  Portfolio  and Target  Managed  VIP  Portfolio  are not  issued,  endorsed,  sponsored,  managed,  sold or  promoted  by the
Corporations.  The  Corporations  make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target
Managed VIP Portfolio.

"Value Line(R)," "The Value Line Investment  Survey," and "Value Line  TimelinessTM  Ranking  System" are registered  trademarks of Value
Line  Securities,  Inc. or Value Line  Publishing,  Inc. The Target  Managed  VIP(R)Portfolio is not  sponsored,  recommended,  sold or promoted by Value Line  Publishing,  Inc.,  Value  Line,  Inc.  or Value Line  Securities,  Inc.  ("Value  Line").  Value Line makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R)10 Uncommon  Values  portfolio is not  sponsored  or created by Lehman  Brothers,  Inc.  ("Lehman  Brothers").  Lehman
Brothers' only  relationship  to First Trust is the licensing of certain  trademarks and trade names of Lehman  Brothers and of the "10
Uncommon  Values" which is determined,  composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R)10
Uncommon Values portfolio.

Dow Jones has no  relationship  to the ProFunds VP, other than the licensing of the Dow Jones sector  indices and its service marks for use in  connection  with the  ProFunds  VP. The  ProFunds VP are not  sponsored,  endorsed,  sold,  or promoted by Standard & Poor's or
NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED ALLOCATIONS?
We offer Fixed Allocations of different  durations during the accumulation  period.  These "Fixed  Allocations" earn a guaranteed fixed rate of interest for a specified  period of time,  called the  "Guarantee  Period." In most  states,  we offer Fixed  Allocations  with
Guarantee  Periods from 1 to 10 years. We may also offer special purpose Fixed  Allocations  for use with certain  optional  investment programs.  We guarantee  the fixed rate for the entire  Guarantee  Period.  However,  if you withdraw or transfer  Account Value before the end of the Guarantee  Period,  we will adjust the value of your  withdrawal or transfer based on a formula,  called a "Market Value
Adjustment."  The Market Value  Adjustment can either be positive or negative,  depending on the movement of applicable  interest rates payable on Strips of the appropriate  duration.  Please refer to the section entitled "How does the Market Value Adjustment  Work?" for a  description  of the formula  along with  examples of how it is  calculated.  You may allocate  Account  Value to more than one Fixed
Allocation at a time.

Fixed  Allocations may not be available in all states.  Availability of Fixed  Allocations is subject to change and may differ by state and by the  annuity  product  you  purchase.  Please  call  American  Skandia at  1-800-766-4530  to  determine  availability  of Fixed
Allocations in your state and for your annuity product.

FEES AND CHARGES
The charges under the contracts are designed to cover, in the aggregate,  our direct and indirect costs of selling,  administering  and providing  benefits under the contracts.  They are also  designed,  in the aggregate,  to compensate us for the risks of loss we assume pursuant to the  contracts.  If, as we expect,  the charges that we collect  from the  contracts  exceed our total costs in  connection with the  contracts,  we will earn a profit.  Otherwise  we will incur a loss.  The rates of certain of our charges  have been set with reference  to  estimates  of the amount of  specific  types of expenses or risks that we will  incur.  In most cases,  this  prospectus identifies  such  expenses  or risks in the name of the  charge;  however,  the fact that any charge  bears the name of, or is designed primarily  to defray a  particular  expense or risk does not mean that the amount we collect  from that  charge will never be more than the amount of such  expense or risk.  Nor does it mean that we may not also be  compensated  for such  expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent  Deferred Sales Charge:  We do not deduct a sales charge from Purchase  Payments you make to your Annuity.  However,  we may deduct a  Contingent  Deferred  Sales Charge or CDSC if you  surrender  your  Annuity or when you make a partial  withdrawal.  The CDSC reimburses us for expenses  related to sales and  distribution of the Annuity,  including  commissions,  marketing  materials and other promotional  expenses.  The CDSC is  calculated as a percentage of your Purchase  Payment  being  surrendered  or withdrawn  during the applicable  Annuity Year. For purposes of  calculating  the CDSC, we consider the year following the Issue Date of your Annuity as Year
1.  The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity.  The CDSC percentages are shown below.

       ---------------------- ---------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ----------

       YEARS                      1          2         3          4          5          6          7          8         9+
       ---------------------- ---------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ----------
       ---------------------- ---------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ----------

       CHARGE (%)               7.5%       7.0%       6.5%      6.0%       5.0%       4.0%       3.0%       2.0%       0.0%
       ---------------------- ---------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ----------

The CDSC period is based on the Issue Date of the Annuity,  not on the date each Purchase  Payment is applied to the Annuity.  Purchase
Payments  applied to the Annuity  after the Issue Date do not have their own CDSC  period.  During the first  eight (8) Annuity  Years, under certain  circumstances  you can withdraw a limited amount of Account Value without paying a CDSC.  This is referred to as a "Free
Withdrawal."  After eight (8) complete  Annuity  Years,  you can  surrender  your Annuity or make a partial  withdrawal  without a CDSC being deducted from the amount being  withdrawn.  Free  Withdrawals  are not treated as a withdrawal of Purchase  Payments for purposes of  calculating  the CDSC on a subsequent  withdrawal or surrender.  Withdrawals  of amounts  greater than the maximum Free  Withdrawal amount are treated as a  withdrawal  of Purchase  Payments and will be assessed a CDSC during  Annuity  Years 1 through 8. For purposes of  calculating  the CDSC on a surrender  or a partial  withdrawal,  the Purchase  Payments  being  withdrawn  may be greater than your remaining  Account  Value or the amount of your  withdrawal  request.  This is most likely to occur if you have made prior  withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

We may waive the CDSC under certain  medically-related  circumstances or when taking a Minimum  Distribution  from an Annuity purchased as a "qualified"  investment.  Free Withdrawals,  Medically-Related  Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

Transfer Fee:  Currently,  you may make twenty (20) free transfers between  investment options each Annuity Year. We will charge $10.00 for each  transfer  after the  twentieth in each Annuity Year.  We do not consider  transfers  made as part of a dollar cost  averaging program when we count the twenty free  transfers.  Transfers made as part of a rebalancing,  asset  allocation or similar  program will be subject to the  twenty-transfer  limit.  However,  all transfers made on the same day will be treated as one (1) transfer.  Renewals or transfers of Account Value from a Fixed  Allocation  at the end of its Guarantee  Period are not subject to the Transfer Fee and are not counted  toward the twenty free  transfers.  We may reduce the number of free  transfers  allowable each Annuity Year (subject to a minimum of eight) without  charging a Transfer Fee unless you make use of electronic means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically or through other means that reduce our processing costs.
If enrolled in any program  that does not permit  transfer  requests to be  transmitted  electronically,  the  Transfer Fee will not be waived.

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $35.00 or
2% of your Account Value invested in the variable  investment  options,  whichever is less.  This fee will be deducted  annually on the anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year,  the fee is deducted at the time of  surrender.  Currently,  the Annual  Maintenance  Fee is only  deducted  if your  Account  Value is less than  $100,000  on the anniversary  of the Issue Date or at the time of surrender.  We may increase the Annual  Maintenance  Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax Charges:  Several  states and some  municipalities  charge premium taxes or similar taxes on annuities that we are required to pay.
The amount of tax will vary from  jurisdiction to jurisdiction  and is subject to change.  The tax charge currently ranges up to 3 1/2% of your premium and is designed to  approximate  the taxes that we are  required to pay. We  generally  will deduct the charge at the time the tax is imposed,  but may also decide to deduct the charge from each  Purchase  Payment at the time of a withdrawal  or surrender of your Annuity or at the time you elect to begin receiving  annuity  payments.  We may assess a charge against the  Sub-accounts  and the
Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance  Charge:  We deduct an Insurance Charge daily against the average daily assets allocated to the  Sub-accounts.  The Insurance
Charge is equal to 0.65% on an annual basis.  The Insurance  Charge is the  combination  of the Mortality & Expense Risk Charge (0.50%)
and the  Administration  Charge (0.15%).  The Insurance  Charge is intended to compensate  American Skandia for providing the insurance benefits under the Annuity,  including the Annuity's basic death benefit that provides  guaranteed  benefits to your beneficiaries even if the market declines and the risk that persons we guarantee  annuity  payments to will live longer than our  assumptions.  The charge also covers administrative costs associated with providing the Annuity benefits,  including  preparation of the contract,  confirmation statements,  annual account  statements and annual reports,  legal and accounting fees as well as various  related  expenses.  Finally, the charge covers the risk that our  assumptions  about the mortality  risks and expenses  under this Annuity are incorrect and that we have agreed not to increase  these  charges over time  despite our actual  costs.  We may  increase the portion of the total  Insurance
Charge that is deducted for  administrative  costs;  however,  any increase  will only apply to Annuities  issued after the date of the increase.

American  Skandia may make a profit on the  Insurance  Charge if, over time,  the actual cost of  providing  the  guaranteed  insurance obligations  under the  Annuity  are less than the amount we deduct  for the  Insurance  Charge.  To the extent we make a profit on the
Insurance Charge,  such profit may be used for any other corporate  purpose,  including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering the Annuity.

The  Insurance  Charge  is not  deducted  against  assets  allocated  to a Fixed  Allocation.  However,  the  amount we credit to Fixed
Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

Distribution  Charge:  We  deduct  a  Distribution  Charge  daily  against  the  average  assets  allocated  to the  Sub-accounts.  The
Distribution  Charge is equal to 0.60% on an annual  basis in  Annuity  Years 1 through  8.  After the end of the first  eight  Annuity
Years,  the 0.60% charge for  distribution  will no longer be assessed.  The  Distribution  Charge is intended to  compensate  us for a portion of our acquisition  expenses under the Annuity,  including  promotion and distribution of the Annuity.  The Distribution Charge is deducted against your Annuity's  Account Value and any increases or decreases in your Account Value based on market  fluctuations of the Sub-accounts  will affect the charge.  A portion of the proceeds that American  Skandia  receives from the Distribution  Charge may include amounts based on market appreciation of the Sub-account values.

Optional  Benefits  for which we assess a charge  solely  against the variable  investment  options:  If you elect to purchase  certain optional  benefits,  we  will  deduct  an  additional  charge  on a daily  basis  solely  from  your  Account  Value  allocated  to the
Sub-accounts.  The  additional  charge is  included  in the daily  calculation  of the Unit Price for each  Sub-account.  We may assess charges for other  optional  benefits on a different  basis as  described  elsewhere  in the  prospectus.  Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges  directly  against the  Portfolios.  However,  each  Portfolio  charges a total annual fee comprised of an investment  management fee,  operating  expenses and any distribution and service (12b-1) fees that may apply.  These fees are deducted daily by each  Portfolio  before it provides  American  Skandia  with the net asset value as of the close of  business  each day.  More detailed  information  about fees and charges can be found in the  prospectuses  for the  Portfolios.  Please  also see  "Service  Fees
Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted  when  determining  the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge  against  Account Value  allocated to the  Sub-accounts,  we also take into  consideration mortality,  expense,  administration,  profit and other factors in determining the interest rates we credit to Fixed  Allocations.  Any
CDSC or Tax Charge  applies to amounts that are taken from the variable  investment  options or the Fixed  Allocations.  A Market Value
Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In certain states,  we are required to pay a tax if and when you exercise your right to receive periodic annuity  payments.  The amount of the tax we must pay will depend on the applicable  jurisdiction.  When you  annuitize,  we will apply a charge of up to 3.5% of your
Account  Value,  depending on the  applicable  jurisdiction  to cover the tax we must pay. If you select a fixed  payment  option,  the amount of each fixed  payment  will depend on the Account  Value of your Annuity  when you elected to  annuitize.  There is no specific charge deducted from these payments;  however,  the amount of each annuity payment reflects  assumptions about our insurance  expenses.
If you select a variable  payment option that we may offer,  then the amount of your benefits will reflect changes in the value of your
Annuity and will continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or  eliminate  certain  fees and  charges  or alter the manner in which the  particular  fee or charge is  deducted.  For example,  we may  reduce  the  amount of the CDSC or the  length of time it  applies,  reduce or  eliminate  the  amount of the  Annual
Maintenance Fee or reduce the portion of the total Insurance  Charge that is deducted as an  Administration  Charge.  Generally,  these types of  changes  will be based on a  reduction  to our  sales,  maintenance  or  administrative  expenses  due to the  nature  of the individual  or group  purchasing  the Annuity.  Some of the factors we might  consider in making such a decision  are: (a) the size and type of group;  (b) the number of Annuities  purchased by an Owner;  (c) the amount of Purchase  Payments or  likelihood  of additional
Purchase  Payments;  and/or (d) other  transactions where sales,  maintenance or administrative  expenses are likely to be reduced.  We will not discriminate  unfairly between Annuity  purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial Purchase  Payment:  You must make a minimum initial Purchase Payment of $1,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial Purchase Payment provided that,  within the first
Annuity Year, you make at least $1,000 in total Purchase Payments.

Where allowed by law, initial and additional  Purchase  Payments in excess of $1,000,000  require our approval prior to acceptance.  We may apply certain  limitations  and/or  restrictions on the Annuity as a condition of our acceptance,  including limiting the liquidity features or the Death  Benefit  protection  provided  under the  Annuity,  limiting  the right to make  additional  Purchase  Payments, changing  the  number of  transfers  allowable  under the  Annuity  or  restricting  the  Sub-accounts  or Fixed  Allocations  that are available.  Other limitations and/or restrictions may apply.

Except as noted below,  Purchase  Payments  must be  submitted  by check drawn on a U.S.  bank,  in U.S.  dollars,  and made payable to
American  Skandia.  Purchase  Payments  may  also  be  submitted  via  1035  exchange  or  direct  transfer  of  funds.  Under  certain circumstances,  Purchase  Payments may be  transmitted  to American  Skandia via wiring funds  through your  investment  professional's broker-dealer  firm.  Additional  Purchase  Payments may also be applied to your Annuity under an  arrangement  called "bank  drafting"
where you  authorize  us to  deduct  money  directly  from your bank  account.  We may  reject  any  payment  if it is  received  in an unacceptable form.  Our acceptance of a check is subject to our ability to collect funds.

Age Restrictions:  The Owner must be age 80 or under as of the Issue Date of the Annuity.  If the Annuity is owned jointly,  the oldest of the Owners must be age 80 or under on the Issue Date. If the Annuity is owned by an entity,  the  Annuitant  must be age 80 or under as of the Issue Date.  You should  consider your need to access your Account Value and whether the  Annuity's  liquidity  features will satisfy that need.  If you take a  distribution  prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  The  availability  and level of protection of certain  optional  benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

Owner, Annuitant and Beneficiary  Designations:  On your Application,  we will ask you to name the Owner(s),  Annuitant and one or more
Beneficiaries for your Annuity.

|X|      Owner:  The  Owner(s)  holds all  rights  under the  Annuity.  You may name  more than one Owner in which  case all  ownership rights are held jointly.  However,  this Annuity does not provide a right of survivorship.  Refer to the Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant  is the person we agree to make  annuity  payments  to and upon whose life we continue to make such payments.  You must name an Annuitant who is a natural  person.  We do not accept a designation of joint  Annuitants  during the accumulation  period. Where allowed by law, you may name one or more Contingent  Annuitants.  A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date.  Please refer to the discussion of  "Considerations  for Contingent
       Annuitants" in the Tax Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the person(s) or entity you name to receive the death  benefit.  If no beneficiary is named the death benefit will be paid to you or your estate.

Your right to make certain  designations  may be limited if your Annuity is to be used as an IRA or other  "qualified"  investment that is given  beneficial  tax  treatment  under  the Code.  You  should  seek  competent  tax  advice on the  income,  estate  and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner,  Annuitant  and  Beneficiary  designations  by sending us a request in writing.  Where  allowed by law,  such changes will be subject to our acceptance.  Some of the changes we will not accept include, but are not limited to:
|X|      a new Owner  subsequent to the death of the Owner or the first of any joint Owners to die,  except where a  spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary  is the  surviving  spouse unless you elect an alternative  Beneficiary  designation.  Unless  you elect an  alternative  Beneficiary  designation,  upon the death of either  spousal
Owner,  the  surviving  spouse may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit  payment.  The Death
Benefit  that  would  have been  payable  will be the new  Account  Value of the  Annuity  as of the date of due proof of death and any required proof of a spousal  relationship.  As of the date the assumption is effective,  the surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new purchaser of the same  attained age. For purposes of  determining  any future Death Benefit for the  beneficiary  of the surviving  spouse,  the new Account Value will be considered as the initial  Purchase
Payment.  No CDSC  will  apply to the new  Account  Value.  However,  any  additional  Purchase  Payments  applied  after  the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the  surviving  spouse is named as a Contingent  Annuitant,  upon the death of the  Annuitant, the surviving  spouse will become the  Annuitant.  No Death Benefit is payable upon the death of the  Annuitant.  However,  the Account
Value of the Annuity as of the date of due proof of death of the Annuitant  (and any required proof of the spousal  relationship)  will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
If after  purchasing  your  Annuity  you change  your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel  period.  This is often  referred to as a  "free-look."  Depending  on the state in which you purchased your Annuity and, in some states,  if you purchased the Annuity as a replacement  for a prior  contract,  the right to cancel period may be ten (10) days,  twenty-one  (21) days or longer,  measured from the time that you received  your  Annuity.  If you return your Annuity during the applicable  period,  we will refund your current  Account Value plus any tax charge  deducted.  This amount may be higher or lower than your  original  Purchase  Payment.  Where  required by law, we will return your  current  Account  Value or the amount of your initial Purchase Payment, whichever is greater.  The same rules may apply to an Annuity that is purchased as an IRA.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum amount that we accept as an additional  Purchase  Payment is $100 unless you participate in American  Skandia's  Systematic
Investment Plan or a periodic  purchase payment program.  We will allocate any additional  Purchase Payments you make according to your most recent allocation instructions, unless you request new allocations when you submit a new Purchase Payment.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your  Annuity by  authorizing  us to deduct money  directly  from your bank account and applying it to your  Annuity.  This type of program is often  called  "bank  drafting".  We call our bank  drafting  program  "American
Skandia's  Systematic  Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable  investment options when  applied.  Bank  drafting  allows you to invest in your  Annuity with a lower  initial  Purchase  Payment,  as long as you authorize  payments  that will  equal at least  $1,000  during  the first 12 months of your  Annuity.  We may  suspend  or cancel  bank drafting privileges if sufficient funds are not available from the applicable  financial  institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified  investments.  If your employer sponsors such a program,  we may agree to accept  periodic  Purchase  Payments  through  a salary  reduction  program  as long as the  allocations  are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $1,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial  Purchase  Payment:  Once we accept your  application,  we invest your net Purchase  Payment in the  Annuity.  The net Purchase
Payment is your initial  Purchase  Payment  minus any tax charges  that may apply.  On your  application  we ask you to provide us with instructions  for allocating your Account Value.  You can allocate  Account Value to one or more variable  investment  options or Fixed
Allocations.

Subsequent  Purchase  Payments:  We will allocate any additional  Purchase  Payments you make according to your most recent  allocation instructions.  If any rebalancing or asset allocation  programs are in effect,  the allocation  should conform with such a program.  We assume that your most recent  allocation  instructions  are valid for  subsequent  Purchase  Payments  until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation  period you may transfer  Account Value between  investment  options.  Transfers are not subject to taxation on any gain.  We currently  limit the number of  Sub-accounts  you can invest in at any one time to twenty (20).  However,  you can invest in an unlimited  number of Fixed  Allocations.  We may require a minimum of $500 in each  Sub-account you allocate  Account Value to at the time of any  allocation or transfer.  If you request a transfer and, as a result of the transfer,  there would be less than $500 in the Sub-account,  we may transfer the remaining Account Value in the Sub-account pro rata to the other investment  options to which you transferred.

We  may  impose  specific  restrictions  on  financial  transactions  for  certain  Portfolios  based  on  the  Portfolio's  investment restrictions.  Currently,  any purchase,  redemption or transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour  prior to any  announced  closing  of the  applicable  securities  exchange  (generally,  3:00 p.m.  Eastern  time) to be processed on the current  Valuation Day. The "cut-off" time for such financial  transactions  involving a ProFunds VP Sub-account  will be extended to1/2hour prior to any announced  closing  (generally,  3:30 p.m. Eastern time) for transactions  submitted  electronically through American Skandia's Internet website (www.americanskandia.prudential.com).

Currently,  we charge $10.00 for each transfer  after the twentieth  (20th) in each Annuity Year,  including  transfers made as part of any  rebalancing,  asset  allocation or similar  program which you have  authorized.  Transfers made as part of a dollar cost averaging program do not count toward the twenty free  transfer  limit.  Renewals or transfers of Account  Value from a Fixed  Allocation  at the end of its  Guarantee  Period are not  subject to the  transfer  charge.  We may reduce  the number of free  transfers  allowable  each
Annuity Year (subject to a minimum of eight) without  charging a Transfer Fee unless you make use of electronic  means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically  or through other means that reduce our processing  costs. If enrolled in any program that does not permit transfer requests to be transmitted  electronically,  the
Transfer Fee will not be waived.

Once you have made 20 transfers among the  Sub-accounts  during an Annuity Year, we will accept any additional  transfer request during that year only if the request is submitted to us in writing with an original  signature  and  otherwise is in good order.  For purposes of this 20 transfer  limit,  we (i) do not view a facsimile  transmission as a "writing",  (ii) will treat multiple  transfer  requests submitted  on the same  business  day as a single  transfer,  and (iii) do not count any  transfer  that solely  involves  Sub-accounts corresponding  to any ProFund  Portfolio  and/or the AST Money Market  Portfolio,  or any transfer that involves one of our  systematic programs, such as asset allocation and automated withdrawals.

Frequent  transfers among  Sub-accounts in response to short-term  fluctuations in markets,  sometimes called "market timing," can make it very  difficult for a Portfolio  manager to manage a  Portfolio's  investments.  Frequent  transfers may cause the Portfolio to hold more cash than otherwise  necessary,  disrupt management  strategies,  increase  transaction costs, or affect performance.  The Annuity offers Sub-accounts  designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts  corresponding to the ProFund  Portfolios and the AST Money Market  Portfolio),  and we encourage Owners seeking  frequent  transfers to utilize those
Sub-accounts.

In light of the risks  posed to Owners  and  other  investors  by  frequent  transfers,  we  reserve  the right to limit the  number of transfers  in any Annuity  Year for all  existing or new Owners and to take the other  actions  discussed  below.  We also  reserve the right to limit the number of transfers in any Annuity  Year or to refuse any  transfer  request for an Owner or certain  Owners if: (a)
we believe that excessive  transfer  activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental  effect on Unit  Values or the share  prices  of the  Portfolios;  or (b) we are  informed  by a  Portfolio  (e.g.,  by the
Portfolio's  portfolio  manager) that the purchase or redemption  of shares in the Portfolio  must be restricted  because the Portfolio believes the transfer  activity to which such purchase and  redemption  relates would have a detrimental  effect on the share prices of the affected  Portfolio.  Without  limiting the above,  the most likely  scenario where either of the above could occur would be if the aggregate  amount of a trade or trades  represented a relatively  large  proportion of the total assets of a particular  Portfolio.  In furtherance of our general  authority to restrict  transfers as described  above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

o        With respect to each Sub-account  (other than the AST Money Market  Sub-account,  or a Sub-account  corresponding to a ProFund
     Portfolio),  we track amounts  exceeding a certain dollar threshold that were  transferred  into the Sub-account.  If you transfer such amount into a particular  Sub-account,  and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another  Sub-account,  then upon the Transfer Out, the former Sub-account  becomes restricted (the "Restricted
     Sub-account").  Specifically,  we will not permit subsequent transfers into the Restricted  Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international  Portfolio,  or 180 calendar days after the Transfer
     Out if the  Restricted  Sub-account  invests  in an  international  Portfolio.  For  purposes  of this  rule,  we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals;  (ii) do not count any  transfer  that  solely  involves  Sub-accounts  corresponding  to any  ProFund  Portfolio  and/or the AST Money  Market
     Portfolio;  and (iii) do not  categorize  as a transfer the first  transfer  that you make after the Issue Date,  if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes  restricted  under the foregoing  rules,  you are still free to redeem the amount from your Annuity at any time.
o        We reserve the right to effect  exchanges on a delayed basis for all  contracts.  That is, we may price an exchange  involving the  Sub-accounts  on the  business  day  subsequent  to the  business  day on which the  exchange  request was  received.  Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
o        If we deny one or more  transfer  requests  under the  foregoing  rules,  we will inform you or your  investment  professional promptly of the circumstances concerning the denial.
o        We will not implement these rules in jurisdictions  that have not approved contract language  amendments  authorizing us to do so,  or may  implement  different  rules  in  certain  jurisdictions  if  required  by  such  jurisdictions.  Contract  owners  in jurisdictions  with such limited  transfer  restrictions,  and contract owners who own variable life insurance or variable annuity contracts  (regardless of jurisdiction) that do not impose the above-referenced  transfer  restrictions,  might make more numerous and frequent  transfers than contract owners who are subject to such  limitations.  Because contract owners who are not subject to the same transfer  restrictions may have the same underlying mutual fund portfolios  available to them,  unfavorable  consequences associated with such frequent trading within the underlying mutual fund (e.g.,  greater  portfolio  turnover,  higher  transaction costs,  or  performance  or tax issues) may affect all  contract  owners.  Similarly,  while  contracts  managed by an  investment professional or third party investment  adviser are subject to the restrictions on transfers between  investment  options that are discussed above, if the adviser manages a number of Contracts in the same fashion unfavorable  consequences may be associated with management  activity since it may involve the movement of a substantial  portion of underlying mutual fund assets which may affect all contract  owners  invested in the affected  options.  Apart from  jurisdiction-specific  and contract  differences in transfer restrictions,  we will apply these rules  uniformly  (including  contracts  managed by an investment  professional  or third party investment adviser), and will not waive a transfer restriction for any contract owner.

Although our transfer  restrictions  are designed to prevent  excessive  transfers,  they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation  period.  Dollar Cost Averaging  allows you to  systematically  transfer an amount  each month from one  investment  option to one or more other  investment  options.  You can choose to transfer  earnings  only, principal plus earnings or a flat dollar amount.  Dollar Cost Averaging  allows you to invest  regularly each month,  regardless of the current unit value (or price) of the  Sub-account(s)  you invest in. This  enables you to purchase  more units when the market price is low and fewer units when the market price is high.  This may result in a lower  average cost of units over time.  However,  there is no guarantee  that  Dollar Cost  Averaging  will result in a profit or protect  against a loss in a declining  market.  We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable  investment  options or Fixed  Allocations.  Dollar Cost Averaging from Fixed  Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal plus earnings.  If transferring  principal plus earnings,  the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE:  When a Dollar  Cost  Averaging  program is  established  from a Fixed  Allocation,  the fixed rate of interest we credit to your
Account  Value is applied to a  declining  balance due to the  transfers  of Account  Value to the  Sub-accounts  during the  Guarantee
Period.  This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

The Dollar Cost  Averaging  program is not available if you elect the  Guaranteed  Return  Option  PlusSM or  Guaranteed  Return Option
programs when it involves transfers out of the Fixed Allocations.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes.  During the  accumulation  period,  we offer  automatic  rebalancing  among the variable  investment  options you choose.  You can choose  to have your  Account  Value  rebalanced  quarterly,  semi-annually,  or  annually.  On the  appropriate  date,  your  variable investment  options are rebalanced to the allocation  percentages you request.  For example,  over time the performance of the variable investment  options  will  differ,  causing  your  percentage  allocations  to shift.  With  automatic  rebalancing,  we  transfer  the appropriate  amount  from the  "overweighted"  Sub-accounts  to the  "underweighted"  Sub-accounts  to return your  allocations  to the percentages  you  request.  If you request a transfer  from or into any  variable  investment  option  participating  in the  automatic rebalancing  program,  we will assume that you wish to change your rebalancing  percentages as well, and will automatically  adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic  rebalancing.  All  rebalancing  transfers made on the same day as part of an automatic  rebalancing  program are  considered as one transfer when counting the number of transfers  each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER ANY ASSET ALLOCATION PROGRAMS?
Yes. During the  accumulation  period,  we may offer different asset allocation  programs  designed for American Skandia by Morningstar
Associates,  LLC.  Each program is available to Annuity  Owners at no additional  charge.  Each program is designed as a tool to enable you and  your  investment  professional  to  develop  an  asset  allocation  program  that is  appropriate  for  you.  Your  investment professional  will help you to complete an investor  questionnaire  that will help you and your  investment  professional  to determine whether  participating  in a program  is  appropriate  for you and to  determine  your  investment  style from which you can choose the available model portfolios.  We offer programs where you and your investment  professional  choose from the available  Sub-accounts for each asset class in the model  portfolio  you have chosen  based on your  answers to the  questionnaire.  You may change your  selected
Sub-accounts  at any time. We also offer programs where the  Sub-accounts  for each asset class in each model  portfolio are designated based on an objective  evaluation of the available  Sub-accounts.  If you elect the second type of program,  the selected  Sub-accounts within a model portfolio may change  periodically.  Under these programs,  assets allocated to the program are rebalanced on a periodic basis based on suggested  changes to the allocation  percentages for an asset class within a model portfolio or based on changes in the value of the Sub-accounts.  Each asset allocation  program is subject to additional  limitations and restrictions  which are more fully described in the enrollment form for the programs.

Asset  allocation  is a  sophisticated  method of  diversification  which  allocates  assets  among  asset  classes  in order to manage investment  risk and enhance  returns over the long term.  However,  asset  allocation does not guarantee a profit or protect against a loss. You are not obligated to  participate or to invest  according to the program  recommendations.  American  Skandia does not intend to provide  any  personalized  investment  advice in  connection  with these  programs  and you  should not rely on these  programs  as providing  individualized  investment  recommendations  to you.  The asset  allocation  programs  do not  guarantee  better  investment results.  We reserve  the right to  terminate  or change the asset  allocation  programs  at any time.  You  should  consult  with your investment professional before electing any asset allocation program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two  different  programs for  investors  who wish to invest in the variable  investment  options but also wish to protect their  principal,  as of a specific  date in the future.  They are the Balanced  Investment  Program and the  Guaranteed  Return Option
PlusSM.  (The  Guaranteed  Return Option PlusSM (GRO PlusSM) is not yet available in all states.  In those states where GRO Plus is not available we offer the  Guaranteed  Return  Option  (GRO).) Both the Balanced  Investment  Program and GRO Plus allow you to allocate a portion of your Account Value to the available  variable  investment options while ensuring that your Account Value will at least equal your  contributions  adjusted for  withdrawals  and transfers on a specified  date.  Under GRO Plus,  Account Value is allocated to and maintained in Fixed  Allocations  to the extent we, in our sole  discretion,  deem it is necessary to support our  guarantee  under the program.  This differs from the Balanced  Investment  Program where a set amount is allocated to a Fixed  Allocation  regardless of the performance  of the  underlying  Sub-accounts  or the interest rate  environment  after the amount is allocated to a Fixed  Allocation.
Generally,  more of your Account Value will be allocated to the variable  investment  options under the GRO Plus program than under the
Balanced  Investment  Program  (although in periods of poor market  performance,  low interest rates and/or as the option progresses to its maturity  date,  this may not be the case).  You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed.  In addition,  as with most return of premium  programs,  amounts that are available to allocate  to the  variable  investment  options may be  substantially  less than they would be if you did not elect a return of premium program.  This means that, if investment  experience in the variable  investment  options were positive,  your Account Value would grow at a slower  rate than if you did not elect a return of  premium  program  and  allocated  all of your  Account  Value to the  variable investment options.

Balanced Investment Program
We offer a balanced  investment  program  where a portion of your Account  Value is allocated to a Fixed  Allocation  and the remaining
Account Value is allocated to the variable  investment  options that you select.  When you enroll in the Balanced  Investment  Program, you choose the  duration  that you wish the  program to last.  This  determines  the  duration  of the  Guarantee  Period for the Fixed
Allocation.  Based on the fixed rate for the  Guarantee  Period  chosen,  we calculate  the portion of your Account  Value that must be allocated to the Fixed Allocation to grow to a specific  "principal amount" (such as your initial Purchase  Payment).  We determine the amount  based on the rates then in effect for the  Guarantee  Period you  choose.  If you  continue  the  program  until the end of the
Guarantee  Period and make no withdrawals or transfers,  at the end of the Guarantee  Period,  the Fixed  Allocation will have grown to equal the  "principal  amount".  Withdrawals  or  transfers  from the Fixed  Allocation  before the end of the  Guarantee  Period  will terminate  the program and may be subject to a Market Value  Adjustment.  You can transfer the Account  Value that is not  allocated to the Fixed  Allocation  between any of the  Sub-accounts  available  under the  Annuity.  Account  Value you  allocate  to the  variable investment  options  is  subject  to market  fluctuations  and may  increase  or  decrease  in  value.  We do not  deduct a charge  for participating in the Balanced Investment Program.

         Example
         Assume you invest  $100,000.  You choose a 10-year program and allocate a portion of your Account Value to a Fixed  Allocation with a 10-year  Guarantee Period.  The rate for the 10-year  Guarantee Period is 2.50%*.  Based on the fixed interest rate for the Guarantee  Period chosen,  the factor is 0.781198 for  determining how much of your Account Value will be allocated to the
         Fixed  Allocation.  That means that  $78,120  will be  allocated  to the Fixed  Allocation  and the  remaining  Account  Value
         ($21,880)  will be  allocated to the variable  investment  options.  Assuming  that you do not make any  withdrawals  from the
         Fixed  Allocation,  it will grow to $100,000 at the end of the Guarantee  Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*        The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

The Guaranteed  Return Option PlusSM (GRO PlusSM)  guarantees  that, after a seven-year  period  following  commencement of the program
("maturity  date") and on each  anniversary  of the  maturity  date  thereafter,  the Owner's  Account  Value will not be less than the
Account  Value on the  effective  date of the  program.  The  program  also  offers  the Owner the  option to elect a second,  enhanced guarantee amount at a higher Account Value subject to a separate  maturity period (and its  anniversaries).  The GRO PlusSM program may be appropriate if you wish to protect a principal  amount (called the "Protected  Principal  Value")  against market  downturns as of a specific date in the future,  but also wish to exercise control of your available Account Value among the variable  investment  options to participate in market  experience.  Under the GRO PlusSM program,  you give us the right to allocate amounts to Fixed Allocations as needed to support the  guarantees  provided.  The  available  Account  Value is the amount not  allocated to the Fixed  Allocations  to support  the  guarantees  provided.  There is a fee  associated  with  this  program.  See  "Living  Benefit  Programs,"  later in this
Prospectus, for more information about this program.

DOES MY INVESTMENT PROFESSIONAL HAVE PERMISSION TO MANAGE MY ACCOUNT?
Yes. Unless you direct  otherwise,  your investment  professional may direct the allocation of your Account Value and request financial transactions  between investment  options while you are living,  subject to our rules.  Unless you tell us otherwise,  we deem that all transactions  that are directed by your  investment  professional  with respect to your Annuity have been  authorized  by you. You must contact us  immediately  if and when you revoke  such  authority.  We will not be  responsible  for  acting on  instructions  from your investment  professional if you fail to inform us that such person's authority has been revoked.  We may also suspend,  cancel or limit these privileges at any time.  We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
Yes. You may engage your own  investment  advisor to manage your account.  These  investment  advisors may be firms or persons who also are appointed by us, or whose  affiliated  broker-dealers  are appointed by us, as authorized  sellers of the Annuity.  Even if this is the case,  however,  please note that the investment  advisor you engage to provide advice and/or make transfers for you, is not acting on our  behalf,  but rather is acting on your  behalf.  We do not offer  advice  about how to  allocate  your  Account  Value under any circumstance.  As such, we are not responsible for any  recommendations  such investment  advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

Any fee that is charged by your  investment  advisor is in addition to the fees and  expenses  that apply  under your  Annuity.  If you authorize your investment  advisor to withdraw amounts from your Annuity (to the extent permitted) to pay for the investment  advisor's fee,  as with any  other  withdrawal  from  your  Annuity,  you may  incur  adverse  tax  consequences,  a CDSC  and/or a market  value adjustment.  Withdrawals  to pay your  investment  advisor  generally  will also reduce the level of various  living and death  benefit guarantees  provided (e.g. the withdrawals will reduce  proportionately  the Annuity's  guaranteed minimum death benefit.) We are not a party to the agreement you have with your  investment  advisor and do not verify that amounts  withdrawn  from your annuity,  including amounts  withdrawn to pay for the investment  advisor's fee, are within the terms of your agreement with your investment  advisor.  You will,  however,  receive  confirmations  of transactions  that affect your Annuity.  If your investment  advisor has also acted as your investment  professional with respect to the sale of your Annuity,  he or she may be receiving  compensation for services provided both as  an  investment  professional  and  investment  advisor.  Alternatively,  the  investment  advisor  may  compensate  the  investment professional  from whom you purchased your annuity for the referral that led you to enter into your  investment  advisory  relationship with the investment  advisor.  If you are interested in the details about the  compensation  that your  investment  advisor and/or your investment professional receive in connection with your Annuity, you should ask them for more details.

We or an affiliate of ours may provide administrative support to licensed,  registered investment  professionals or investment advisors who you authorize to make financial  transactions on your behalf. We may require investment  professionals or investment advisors,  who are authorized by multiple  contract owners to make financial  transactions,  to enter into an  administrative  agreement with American
Skandia as a condition of our  accepting  transactions  on your behalf.  The  administrative  agreement may impose  limitations  on the investment  professional's  or investment  advisor's ability to request  financial  transactions on your behalf.  These limitations are intended to minimize the detrimental  impact of an investment  professional who is in a position to transfer large amounts of money for multiple  clients in a particular  Portfolio or type of portfolio or to comply with specific  restrictions or limitations  imposed by a
Portfolio(s) of American Skandia.  Contracts  managed by your investment  professional also are subject to the restrictions on transfers between  investment  options that are  discussed  in the section  entitled  "ARE THERE  RESTRICTIONS  OR CHARGES ON  TRANSFERS  BETWEEN
INVESTMENT  OPTIONS?."  Since  transfer  activity  under  contracts  managed by an investment  professional  or third party  investment adviser may result in unfavorable  consequences to all contract  owners invested in the affected  options we reserve the right to limit the investment  options available to a particular Owner whose contract is managed by the advisor or impose other transfer  restrictions we deem  necessary.  The  administrative  agreement  may  limit the  available  investment  options,  require  advance  notice of large transactions,  or impose other trading limitations on your investment  professional.  Your investment  professional will be informed of all such restrictions on an ongoing basis. We may also require that your investment  professional  transmit all financial  transactions using the electronic trading  functionality  available through our Internet website  (www.americanskandia.prudential.com).  Limitations that we may impose on your investment  professional or investment advisor under the terms of the administrative  agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?
We credit  the fixed  interest  rate to the Fixed  Allocation  throughout  a set  period of time  called a  "Guarantee  Period."  Fixed
Allocations  currently are offered with Guarantee  Periods from 1 to 10 years.  We may make Fixed  Allocations  of different  durations available in the future,  including Fixed Allocations  offered  exclusively for use with certain optional  investment  programs.  Fixed
Allocations  may not be available in all states and may not always be available for all Guarantee  Periods  depending on market factors and other considerations.

The interest  rate credited to a Fixed  Allocation  is the rate in effect when the  Guarantee  Period begins and does not change during the Guarantee  Period.  The rates are an effective annual rate of interest.  We determine the interest rates for the various  Guarantee
Periods.  At the time that we confirm  your Fixed  Allocation,  we will  advise  you of the  interest  rate in effect and the date your
Fixed  Allocation  matures.  We may change the rates we credit new Fixed  Allocations at any time. Any change in interest rate does not affect  Fixed  Allocations  that  were in  effect  before  the date of the  change.  To  inquire  as to the  current  rates  for  Fixed
Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent  permitted by law, we may  establish  different  interest  rates for Fixed  Allocations  offered to a class of Owners who choose to participate in various optional  investment programs we make available.  This may include,  but is not limited to, Owners who elect to use Fixed  Allocations  under a dollar  cost  averaging  program  (see "Do You Offer  Dollar Cost  Averaging?")  or a balanced investment  program (see "Do you offer  programs  designed to guarantee a "Return of Premium" at a future  date?").  The interest  rate credited to Fixed  Allocations  offered to this class of purchasers may be different than those offered to other  purchasers who choose the same Guarantee Period but who do not participate in an optional investment program.  Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for  determining  the fixed  interest rates for Fixed  Allocations.  Generally the interest rates we offer for Fixed  Allocations  will reflect the  investment  returns  available on the types of investments we make to support our fixed rate  guarantees.  These  investment  types may include  cash,  debt  securities  guaranteed by the United  States  government  and its agencies and  instrumentalities,  money market  instruments,  corporate debt obligations of different  durations,  private  placements, asset-backed  obligations  and municipal  bonds.  In  determining  rates we also  consider  factors such as the length of the Guarantee
Period for the Fixed  Allocation,  regulatory  and tax  requirements,  liquidity  of the markets for the type of  investments  we make, commissions,  administrative  and investment  expenses,  our insurance  risks in relation to the Fixed  Allocations,  general  economic trends and  competition.  Some of these  considerations  are similar to those we consider in determining  the Insurance  Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit  interest on a new Fixed  Allocation  in an existing  Annuity at a rate not less than the rate we are then  crediting to
Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The  interest  rate we  credit  for a  Fixed  Allocation  is  subject  to a  minimum.  Please  refer  to the  Statement  of  Additional
Information.  In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
If you transfer or withdraw  Account Value from a Fixed  Allocation more than 30 days before the end of its Guarantee  Period,  we will adjust the value of your investment  based on a formula,  called a "Market Value  Adjustment" or "MVA".  The amount of any Market Value
Adjustment  can be either  positive  or  negative,  depending  on the  movement  of a  combination  of Strip  Yields  on Strips  and an
Option-adjusted  Spread  (each as defined  below)  between  the time that you  purchase  the Fixed  Allocation  and the time you make a transfer  or  withdrawal.  The  Market  Value  Adjustment  formula  compares  the  combination  of  Strip  Yields  for  Strips  and the
Option-adjusted  Spreads  as of the  date the  Guarantee  Period  began  with  the  combination  of Strip  Yields  for  Strips  and the
Option-adjusted  Spreads as of the date the MVA is being  calculated.  In certain states the amount of any Market Value  Adjustment may be limited  under state law or  regulation.  If your Annuity is governed by the laws of that state,  any Market Value  Adjustment  that applies will be subject to our rules for complying with such law or regulation.

|X|      "Strips" are a form of security where  ownership of the interest  portion of United States  Treasury  securities are separated from ownership of the underlying principal amount or corpus.
|X|      "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|      "Option-adjusted  Spread" is the difference between the yields on corporate debt securities  (adjusted to disregard options on such  securities)  and  government  debt  securities  of  comparable  duration.  We currently  use the Merrill  Lynch 1 to 10 year
     Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula
The MVA formula is applied  separately to each Fixed  Allocation to determine the Account Value of the Fixed Allocation on a particular date.  The formula is as follows:

                                                      [(1+I) / (1+J+0.0010)]N/365
                                                                where:

                  I is the Strip  Yield as of the start date of the  Guarantee  Period for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  J is the Strip Yield as of the date the MVA formula is being applied for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value.  Assume the following:
|X|      On December 31, 2000,  you allocate  $50,000 into a Fixed  Allocation  with a Guarantee  Period of 5 years (e.g.  the Maturity
         Date is December 31, 2005).
|X|      The Strip Yields for coupon Strips  beginning on December 31, 2000 and maturing on December 31, 2005 plus the  Option-adjusted
         Spread is 5.50% (I = 5.50%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw  the entire Fixed  Allocation  after  exactly  three (3)
         years, therefore 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 4.00%  (J = 4.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.041]2 = 1.027078
                                                      Interim Value = $57,881.25
                                   Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 7.00% (J = 7.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.071)]2 = 0.970345
                                                      Interim Value = $57,881.25
                                  Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity  Date" for a Fixed  Allocation  is the last day of the  Guarantee  Period.  Before the Maturity  Date,  you may choose to renew the Fixed  Allocation  for a new Guarantee  Period of the same or different  length or you may transfer all or part of that Fixed
Allocation's  Account  Value to another  Fixed  Allocation  or to one or more  Sub-accounts.  We will not charge a MVA if you choose to renew a Fixed  Allocation  on its Maturity  Date or transfer the Account  Value to one or more  variable  investment  options.  We will notify you before  the end of the  Guarantee  Period  about the fixed  interest  rates  that we are  currently  crediting  to all Fixed
Allocations that are being offered.  The rates being credited to Fixed Allocations may change before the Maturity Date.

If you do not specify how you want a Fixed  Allocation  to be allocated on its Maturity  Date,  we will then transfer the Account Value of the  Fixed  Allocation  to the AST  Money  Market  Sub-account.  You can then  elect to  allocate  the  Account  Value to any of the
Sub-accounts or to a new Fixed Allocation.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the  accumulation  period you can access your Account Value  through  Partial  Withdrawals,  Systematic  Withdrawals,  and where required for tax  purposes,  Minimum  Distributions.  You can also  surrender  your Annuity at any time. We may deduct a portion of the
Account  Value being  withdrawn or  surrendered  as a CDSC.  The CDSC will be assessed on the amount of Purchase  Payments,  not on the
Account Value at the time of the  withdrawal or surrender.  If you surrender  your Annuity,  in addition to any CDSC, we may deduct the
Annual  Maintenance  Fee,  any Tax Charge  that  applies and the charge for any  optional  benefits.  We may also apply a Market  Value
Adjustment to any Fixed  Allocations  being  withdrawn or  surrendered.  Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free  Withdrawals." In addition,  under certain  circumstances,  we may waive the CDSC for surrenders  made for qualified  medical  reasons or for  withdrawals  made to satisfy  Minimum  Distribution  requirements.  Unless you notify us  differently,  withdrawals  are taken pro-rata  based on the Account Value in the  investment  options at the time we receive your withdrawal request.  Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution  during the  accumulation  period is deemed to come first from any "gain" in your Annuity and second as a return of your
"tax  basis",  if any.  Distributions  from your  Annuity  are  generally  subject to  ordinary  income  taxation  on the amount of any investment  gain unless the  distribution  qualifies as a non-taxable  exchange or transfer.  If you take a  distribution  prior to the taxpayer's  age 59 1/2, you may be subject to a 10% penalty in addition to ordinary  income  taxes on any gain.  You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment.  The Code and  regulations  have  "exclusionary  rules" that we use to determine  what portion of each annuity payment  should  be  treated  as a  return  of any tax  basis  you have in the  Annuity.  Once the tax  basis in the  Annuity  has been distributed,  the  remaining  annuity  payments  are  taxable as  ordinary  income.  The tax basis in the  Annuity  may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

|X|      To meet liquidity  needs,  you can withdraw a limited amount from your Annuity during each of Annuity Years 1-8 without a CDSC being  applied.  We call this the "Free  Withdrawal"  amount.  The Free  Withdrawal  amount is not  available if you choose to surrender  your  Annuity.  Amounts  withdrawn  as a Free  Withdrawal  do not  reduce  the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity.  The minimum Free Withdrawal you may request is $100.

|X|      You can also make  withdrawals  in excess of the Free  Withdrawal  amount.  We call this a  "Partial  Withdrawal."  The amount that you may withdraw will depend on the Annuity's  Surrender  Value as of the date we process the withdrawal  request.  After any Partial  Withdrawal,  your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial  Withdrawal request as a request to fully surrender your Annuity.  The minimum Partial Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial  Withdrawals and Systematic  Withdrawals,  we will first determine what, if any, amounts qualify as a Free  Withdrawal.  Those amounts are not subject to the CDSC.  Partial  Withdrawals  or Systematic  Withdrawals of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

You may request a withdrawal  for an exact dollar  amount after  deduction  of any CDSC that  applies  (called a "net  withdrawal")  or request a gross  withdrawal  from which we will deduct any CDSC that  applies,  resulting  in less money being  payable to you than the amount you  requested.  If you  request a net  withdrawal,  the amount  deducted  from your  Account  Value to pay the CDSC may also be subject to a CDSC.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To  request  the forms  necessary  to make a  withdrawal  from your  Annuity,  call  1-800-766-4530  or visit our  Internet  Website at
www.americanskandia.prudential.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Years 1-8
The  maximum  Free  Withdrawal  amount  during  each of  Annuity  Years 1 through  8 (when a CDSC  would  otherwise  apply to a partial withdrawal or surrender of your initial  Purchase  Payments) is 10% of all Purchase  Payments.  We may apply a Market Value  Adjustment to any Fixed  Allocations.  The 10% Free  Withdrawal  amount is not  cumulative.  Withdrawals of amounts  greater than the maximum Free
Withdrawal  amount are treated as a withdrawal of Purchase  Payments and will be assessed a CDSC during  Annuity Years 1 through 8. If, during  Annuity Years 1 through 8, all Purchase  Payments  withdrawn are subject to a CDSC,  then any  subsequent  withdrawals  will be withdrawn  from any gain in the Annuity.  If you do not make a Free  Withdrawal  during an Annuity  Year,  you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

Annuity Years 9+
After Annuity Year 8, you can surrender your Annuity or make a partial  withdrawal  without a CDSC being deducted from the amount being withdrawn.

NOTE:  Amounts  that you have  withdrawn  as a Free  Withdrawal  will not reduce  the amount of any CDSC that we deduct if,  during the first eight (8) Annuity Years, you make a partial withdrawal or choose to surrender the Annuity.

Examples
1.       Assume  you make an  initial  Purchase  Payment  of  $10,000  and make no  additional  Purchase  Payments.  The  maximum  Free
     Withdrawal amount during each of the first eight Annuity Years would be 10% of $10,000, or $1,000.

2.       Assume you make an initial  Purchase  Payment of $10,000 and make an additional  Purchase Payment of $5,000 in Annuity Year 6.
     The maximum Free Withdrawal  amount during Annuity Years 7 and 8 would be 10% of $15,000,  or $1,500.  Beginning in Annuity Year 9
     and thereafter,  you can surrender your Annuity or make a partial  withdrawal  without a CDSC being deducted from the amount being withdrawn.

3.       Assume you make an initial  Purchase  Payment of $10,000 and take a Free  Withdrawal  of $500 in Annuity  Year 6 and $1,000 in
     Annuity Year 7. If you surrender your Annuity in Annuity Year 8, the CDSC will be assessed  against the initial  Purchase  Payment amount  ($10,000),  not the amount of Purchase  Payments  reduced by the amounts  that were  withdrawn  under the Free  Withdrawal provision.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?
A CDSC may be assessed  against a Partial  Withdrawal  during the first eight (8) Annuity Years.  Whether a CDSC applies and the amount to be charged depends on whether the Partial  Withdrawal  exceeds any Free Withdrawal  amount and, if so, the number of years that have elapsed since the Issue Date of the Annuity.

1.       If you request a Partial  Withdrawal,  we determine if the amount you  requested is available as a Free  Withdrawal  (in which case it would not be subject to a CDSC);
2.       If the amount  requested  exceeds the  available  Free  Withdrawal  amount,  we  determine if a CDSC will apply to the Partial
     Withdrawal  based on the number of years that have  elapsed  since the Annuity was issued.  The  maximum  Free  Withdrawal  amount during each of Annuity Years 1 through 8 is 10% of all Purchase  Payments.  Withdrawals  of amounts  greater than the maximum Free
     Withdrawal  amount are treated as a  withdrawal  of Purchase  Payments and will be assessed a CDSC.  If,  during  Annuity  Years 1 through 8, all Purchase Payments are withdrawn subject to a CDSC, then any subsequent  withdrawals will be withdrawn from any gain in the Annuity.

3.       If the amount  requested  exceeds the amounts  available under Item #2 above, we withdraw the remaining  amount from any other
     Account Value.
|X|      If the Annuity has been in effect for less than eight  complete  years,  a CDSC will be charged on the amount of the  Purchase
         Payment being withdrawn, according to the CDSC table.
|X|      If the Annuity has been in effect for more than eight complete years, no CDSC will be charged on the amount being withdrawn.

For  purposes of  calculating  the CDSC on a partial  withdrawal,  the  Purchase  Payments  being  withdrawn  may be greater  than your remaining  Account  Value or the amount of your  withdrawal  request.  This is most likely to occur if you have made prior  withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic  Withdrawals."  You can receive  Systematic  Withdrawals of earnings only,  principal plus earnings or a flat  dollar  amount.  Systematic  Withdrawals  during the first eight (8) Annuity  Years may be subject to a CDSC.  We will  determine whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.

Systematic  Withdrawals can be made from Account Value allocated to the variable  investment options or Fixed  Allocations.  Generally,
Systematic  Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic  Withdrawals  begins, or payments of fixed dollar  amounts that do not exceed such  earnings.  Systematic  Withdrawals  are  available on a monthly,  quarterly, semi-annual  or annual  basis.  The  Surrender  Value of your  Annuity  must be at least  $20,000  before we will  allow you to begin a program of Systematic Withdrawals.

The minimum  amount for each  Systematic  Withdrawal is $100. If any scheduled  Systematic  Withdrawal is for less than $100 (which may occur under a program  that  provides  payment of an amount  equal to the  earnings in the  annuity for the period  requested),  we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain  retirement  plans that receive special tax treatment under Sections 401,
403(b) or 408 of the Code,  Section  72(t) of the Code may provide an exception to the 10% penalty tax on  distributions  made prior to age 59 1/2if you elect to receive  distributions as a series of "substantially  equal periodic  payments".  Distributions  received under this  provision in any Annuity Year that exceed the maximum  amount  available as a free  withdrawal  will be subject to a CDSC. We may apply a Market Value  Adjustment to any Fixed  Allocations.  To request a program that complies with Section 72(t), you must provide us with certain  required  information in writing on a form  acceptable to us. We may require  advance notice to allow us to calculate the amount of 72(t)  withdrawals.  The  Surrender  Value of your  Annuity  must be at least  $20,000  before  we will  allow you to begin a program for withdrawals under Section 72(t).  The minimum amount for any such withdrawal is $100.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum  Distributions  are a type of Systematic  Withdrawal we allow to meet distribution  requirements  under Sections 401, 403(b) or
408 of the Code.  Under the Code,  you may be required to begin  receiving  periodic  amounts from your Annuity.  In such case, we will allow you to make  Systematic  Withdrawals  in amounts that satisfy the minimum  distribution  rules under the Code. We do not assess a
CDSC on Minimum  Distributions  from your Annuity if you are required by law to take such  Minimum  Distributions  from your Annuity at the time it is taken.  However,  a CDSC may be  assessed  on that  portion of a  Systematic  Withdrawal  that is taken to  satisfy  the minimum  distribution  requirements  in relation to other  savings or  investment  plans under  other  qualified  retirement  plans not maintained with American Skandia.

The amount of the required Minimum  Distribution for your particular  situation may depend on other annuities,  savings or investments.
We will only  calculate  the amount of your required  Minimum  Distribution  based on the value of your  Annuity.  We require three (3)
days advance  written notice to calculate and process the amount of your  payments.  You may elect to have Minimum  Distributions  paid out monthly,  quarterly,  semi-annually or annually.  The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum
Distributions.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During the  accumulation  period you can  surrender  your Annuity at any time.  Upon  surrender,  you will receive the  Surrender
Value.  Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

For purposes of calculating the CDSC on surrender,  the Purchase  Payments being  withdrawn may be greater than your remaining  Account
Value or the  amount  of your  withdrawal  request.  This is most  likely to occur if you have made  prior  withdrawals  under the Free
Withdrawal  provision or if your Account Value has declined in value due to negative  market  performance.  We may apply a Market Value
Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To  request  the  forms   necessary   to  surrender   your   Annuity,   call   1-800-766-4530   or  visit  our   Internet   Website  at
www.americanskandia.prudential.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where  permitted by law,  you may request to surrender  your  Annuity  prior to the Annuity Date without  application  of any CDSC upon occurrence of a  medically-related  "Contingency  Event". We may apply a Market Value Adjustment to any Fixed  Allocations.  The amount payable will be your Account Value.

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
|X|      The  Annuitant  must have been named or any change of  Annuitant  must have been  accepted  by us,  prior to the  "Contingency
     Event" described below in order to qualify for a medically-related surrender.
|X|      the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
|X|      if the Owner is one or more natural persons, all such Owners must also be alive at such time;
|X|      we must receive  satisfactory  proof of the Annuitant's  confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
|X|      this benefit is not available if the total Purchase  Payments  received  exceed  $500,000 for all annuities  issued by us with this benefit where the same person is named as Annuitant.

A "Contingency Event" occurs if the Annuitant is:
|X|      first  confined in a "Medical  Care  Facility"  while your Annuity is in force and remains  confined for at least 90 days in a row; or
|X|      first diagnosed as having a "Fatal Illness" while your Annuity is in force.

The  definitions  of "Medical Care  Facility" and "Fatal  Illness," as well as additional  terms and  conditions,  are provided in your
Annuity.  Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity  options  available that provide fixed annuity  payments,  variable  payments or adjustable  payments.  Fixed options  provide the same  amount with each  payment.  Variable  options  generally  provide a payment  which may  increase or decrease depending on the investment  performance of the  Sub-accounts.  However,  currently,  we also make a variable payment option that has a guarantee  feature.  Adjustable  options provide a fixed payment that is periodically  adjusted based on current  interest rates. We do not guarantee to make any annuity payment options available in the future other than those fixed  annuitization  options  guaranteed in your Annuity.  For additional information on annuity payment options you may request a Statement of Additional Information.

When you  purchase an Annuity,  or at a later date,  you may choose an Annuity  Date,  an annuity  option and the  frequency of annuity payments.  You may change  your  choices  before the  Annuity  Date under the terms of your  contract.  A maximum  Annuity  Date may be required  by law.  The  Annuity  Date may depend on the  annuity  option you  choose.  Certain  annuity  options  may not be  available depending on the age of the Annuitant.

Certain of these annuity  options may be available to  Beneficiaries  who choose to receive the Death  Benefit  proceeds as a series of payments instead of a lump sum payment.

Option 1
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life" (as used in this section) is the person or persons upon whose life annuity  payments are based. No additional  annuity  payments are made after the death of the key life.  Since no minimum number of payments is guaranteed,  this option offers the largest amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one  payment  will be payable if the death of the key life occurs before the date the second  payment was due,  and no other  payments  nor death  benefits  would be payable.  This Option is  currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 2
Payments  Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint  lifetime of two key lives,  and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the  survivor's  death.  No minimum number of payments is  guaranteed  under this option.  It is possible that only one payment will be payable if the death of all the key lives occurs  before the date the second  payment was due, and no other  payments or death  benefits  would be payable.  This Option is currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 3
Payments for Life with a Certain  Period:  Under this option,  income is payable until the death of the key life.  However,  if the key life dies before the end of the period selected (5, 10 or 15 years),  the remaining  payments are paid to the Beneficiary until the end of such  period.  This Option is  currently  available  on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this  option,  you can request  partial or full  surrender  of the annuity and receive its then current cash value (if any)
subject to our rules.

Option 4
Fixed Payments for a Certain Period:  Under this option,  income is payable  periodically for a specified number of years. If the payee dies  before the end of the  specified  number of years,  the  remaining  payments  are paid to the  Beneficiary  until the end of such period.  Note that under this option,  payments are not based on any  assumptions of life  expectancy.  Therefore,  that portion of the
Insurance  Charge  assessed to cover the risk that key lives outlive our  expectations  provides no benefit to an Owner  selecting this option.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
Variable Payments for Life with a Cash Value:  Under this option,  benefits are payable  periodically  until the death of the key life.
Benefits may increase or decrease  depending  on the  investment  performance  of the  Sub-accounts.  This option has a cash value that also  varies  with the  investment  performance  of the  Sub-account.  The cash value  provides a "cushion"  from  volatile  investment performance so that negative  investment  performance  does not  automatically  result in a decrease in the annuity payment each month, and positive  investment  performance  does not  automatically  result in an increase in the annuity  payment  each month.  The cushion generally  "stabilizes"  monthly annuity payments.  Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
Variable  Payments for Life with a Cash Value and Guarantee:  Under this option,  benefits are payable as described in Option 5; except that,  while the key life is alive,  the annuity  payment will not be less than a guaranteed  amount,  which  generally is equal to the first annuity  payment.  We charge an additional  amount for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless  prohibited  by law, we require that you elect either a life annuity or an annuity with a certain  period of at least 5 years if any CDSC would apply were you to  surrender  your  Annuity on the Annuity  Date.  Therefore,  choosing an Annuity  Date within four (4)
years of the Issue Date of the Annuity may limit the available  annuity  payment  options.  Certain  annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

If you have not provided us with your Annuity Date or annuity payment option in writing, then:
|X|      the Annuity Date will be the first day of the calendar  month  following  the later of the  Annuitant's  85th  birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity  payments,  where  allowed by law,  will be  calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed annuity payments,  you will receive equal  fixed-dollar  payments  throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment  frequency you select.  Generally,  the first annuity  payment is  determined  by  multiplying  the  Account  Value,  minus any state  premium  taxes  that may apply,  by the factor determined  from our table of annuity  rates.  The table of annuity rates differs based on the type of annuity chosen and the frequency of payment  selected.  Our rates will not be less than our guaranteed  minimum rates.  These guaranteed  minimum rates are derived from the a2000  Individual  Annuity  Mortality  Table with an assumed  interest rate of 3% per annum.  Where  required by law or regulation, such  annuity  table will have  rates that do not differ  according  to the gender of the key life.  Otherwise,  the rates will  differ according to the gender of the key life.

Variable Annuity Payments
We offer three  different  types of variable  annuity  payment  options.  The first annuity  payment will be calculated  based upon the assumed  investment  return  ("AIR").  You  select the AIR  before we start to make  annuity  payments.  You will not  receive  annuity payments  until you choose an AIR.  The  remaining  annuity  payments  will  fluctuate  based on the  performance  of the  Sub-accounts relative to the AIR,  as well as,  other  factors  described  below.  The greater the AIR,  the greater the first  annuity  payment.  A higher AIR may result in smaller  potential  growth in the annuity  payments.  A lower AIR results in a lower initial annuity  payment.
Within payment options 1-3, if the Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments will be the same as the first  annuity  payment.  If the  Sub-accounts  you choose  perform  better than the AIR,  then  subsequent  annuity payments will be higher than the first annuity  payment.  If the  Sub-accounts  you choose perform worse than the AIR, then  subsequent annuity  payments will be lower than the first.  Within payment  options 5 and 6, the cash value for the Annuitant  (while alive) and a variable  period of time during which annuity  payments will be made whether or not the Annuitant is still alive are adjusted  based on the  performance of the  Sub-accounts  relative to the AIR;  however,  subsequent  annuity  payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         We calculate  each annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed under a schedule of units for each  Sub-account by the Unit Value of each  Sub-account  on the annuity  payment date. We determine the schedule of units  based on your  Account  Value  (minus any premium tax that  applies) at the time you elect to begin  receiving  annuity payments.  The schedule of units will vary based on the annuity  payment  option  selected,  the length of any certain  period
         (if  applicable),  the  Annuitant's  age and gender (if annuity  payments are due for the life of the  Annuitant) and the Unit
         Value of the Sub-accounts  you initially  selected on the Issue Date. The calculation is performed for each  Sub-account,  and the sum of the Sub-account  calculations equals the amount of your annuity payment.  Other than to fund annuity payments,  the number  of units  allocated  to each  Sub-account  will not  change  unless  you  transfer  among the  Sub-accounts  or make a withdrawal (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|      Stabilized Variable Payments (Option 5)
         This option  provides  guaranteed  payments for life, a cash value for the Annuitant  (while  alive) and a variable  period of time during which  annuity  payments  will be made  whether or not the  Annuitant  is still  alive.  We calculate  the initial annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed  under a schedule of units by the Unit
         Values  determined on the  annuitization  date. The schedule of units is established  for each  Sub-account  you choose on the annuitization  date based on the applicable  benchmark  rate,  meaning the AIR, and the annuity  factors.  The annuity factors reflect our  assumptions  regarding  the costs we expect to bear in  guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate,  the  annuitant's  attained age and gender (where  permitted).  Unlike  variable  payments
         (described  above) where each payment can vary based on Sub-account  performance,  this payment option  cushions the immediate impact of Sub-account  performance  by adjusting the length of the time during which annuity  payments will be made whether or not the Annuitant is alive while generally  maintaining a level annuity payment amount.  Sub-account  performance that exceeds a benchmark rate will generally  extend this time period,  while  Sub-account  performance  that is less than a benchmark rate will generally  shorten the period.  If the period reaches zero and the Annuitant is still alive,  Annuity Payments  continue, however,  the annuity  payment  amount will vary  depending  on  Sub-account  performance,  similar to  conventional  variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments  (described above). In addition to the  stabilization  feature,  this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance.  The AIR for this option is 3%.

The variable  annuity  payment  options are described in greater detail in a separate  prospectus  which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable  annuity payment option  available.  Adjustable  annuity  payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment amount is adjusted upward or downward  depending on the rate we are currently  crediting to annuity payments.  The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

LIVING BENEFIT PROGRAMS

DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
American  Skandia offers three different  optional  benefits,  for an additional  charge,  that can provide  investment  protection for
Owners while they are alive.  Notwithstanding  the additional  protection  provided under the optional  Living  Benefit  Programs,  the additional  cost has the impact of reducing net  performance of the investment  options.  Each optional  benefit offers a distinct type of guarantee,  regardless of the performance of variable  investment  options,  that may be appropriate for you depending on the manner in which you intend to make use of your annuity  while you are alive.  Depending  on which  optional  benefit you choose,  you can have substantial flexibility to invest in variable investment options while:
|X|      protecting a principal amount from decreases in value as of specified future dates;
|X|      taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time; or
|X|      guaranteeing  a minimum  amount of growth  will be applied to your  principal,  if it is to be used as the basis for  lifetime income payments beginning after a waiting period.

Below is a brief summary of the three "living  benefits" that American  Skandia offers.  Please refer to the benefit  description for a complete  description  of the terms,  conditions  and  limitations of each optional  benefit.  You should consult with your  investment professional to determine if any of these optional  benefits may be appropriate for you based on your financial  needs.  There are many factors to  consider,  but we note that among them you may want to evaluate  the tax  implications  of these  different  approaches  to meeting your needs,  both between these benefits and in comparison to other potential  solutions to your needs (e.g.  comparing the tax implications of the withdrawal benefit and annuity payments).

I.       The Guaranteed  Return Option PlusSM (GRO PlusSM)  guarantees  that, after a seven-year  period following  commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter,  the Owner's Account Value will not be less than the Account Value on the effective  date of the program.  The program also offers the Owner the option to elect a  second,  enhanced  guarantee  amount  at a higher  Account  Value  subject  to a  separate  maturity  period  (and its anniversaries).  The GRO  PlusSM  program  may be  appropriate  if you wish to protect a  principal  amount  (called  the
              "Protected  Principal  Value")  against market  downturns as of a specific date in the future,  but also wish to exercise control of your  available  Account Value among the variable  investment  options to  participate  in market  experience.
              Under the GRO PlusSM  program,  you give us the right to allocate  amounts to Fixed  Allocations as needed to support the guarantees  provided.  The available Account Value that may be allocated among your variable investment options are those amounts not allocated to the Fixed Allocations to support the guarantees provided.

II.      The Guaranteed Minimum Withdrawal Benefit (GMWB) guarantees the Owner's ability to make cumulative withdrawals  over time equal to an initial  principal  value (called the  "Protected  Withdrawal  Value"),  regardless of decreases  in your  Account  Value due to market  losses.  The GMWB  program  may be  appropriate  if you  intend to make periodic  withdrawals  from your  Annuity  and wish to ensure  that market  performance  will not affect your  ability to receive  guaranteed  minimum  withdrawals.  Taking income as withdrawals,  rather than annuity payments,  may be less tax efficient for non-qualified  uses of the Annuity,  but provides greater control over the timing and amount of withdrawals during the accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

III.     The Guaranteed  Minimum Income Benefit (GMIB) guarantees the Owner's ability,  after a minimum  seven-year  waiting period, to begin receiving income from the Annuity in the form of annuity  payments based on your total purchase  payments under the contract and an annual increase of 5% on such Purchase  Payments,  adjusted for withdrawals,  regardless of the impact of market  performance on your Account Value.  The GMIB program may be appropriate if you anticipate using your Annuity as a future  source of periodic  fixed income  payments for the  remainder of your life and wish to ensure that the basis upon which your income  payments will be calculated  will achieve at least a minimum  amount  despite  fluctuations  in market performance.

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)

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The  Guaranteed  Return Option Plus  described  below is only being offered in those  jurisdictions  where we have received  regulatory approval,  and will be  offered  subsequently  in other  jurisdictions  when we receive  regulatory  approval  in those  jurisdictions.
Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  The program can be elected by new purchasers on the
Issue Date of their  Annuity,  and can be elected  by  existing  Annuity  Owners on either the  anniversary  of the Issue Date of their
Annuity or on a date other than that  anniversary,  as described  below under "Election of the Program".  The Guaranteed  Return Option
Plus is not  available if you elect the  Guaranteed  Return  Option  program  (and it is  currently  active),  the  Guaranteed  Minimum
Withdrawal  Benefit rider, the Guaranteed  Minimum Income Benefit rider, or the Dollar Cost Averaging program if it involves  transfers out of the Fixed Allocations.
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We offer a program that, after a seven-year  period  following  commencement of the program (we refer to the end of that period and any applicable  subsequent  period as the  "maturity  date") and on each  anniversary  of the maturity  date  thereafter  while the program remains in effect,  guarantees  your  Account  Value will not be less than your  Account  Value on the  effective  date of your program
(called the "Protected  Principal Value").  The program also offers you the opportunity to elect a second,  enhanced  guaranteed amount at a later date if your Account Value has increased,  while preserving the guaranteed amount  established on the effective date of your program.  The enhanced  guaranteed amount (called the "Enhanced  Protected  Principal Value")  guarantees that, after a separate period following  election of the enhanced  guarantee and on each  anniversary  thereafter  while this enhanced  guarantee  amount  remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

The program monitors your Account Value daily and, if necessary,  systematically  transfers amounts between variable investment options you choose and Fixed  Allocations  used to support the Protected  Principal  Value(s).  The program may be  appropriate  if you wish to protect a principal  amount  against  market  downturns  as of a specific  date in the future,  but also wish to invest in the variable investment  options to  participate in market  performance.  There is an additional  charge if you elect the  Guaranteed  Return Option
Plus program.

The guarantees  provided by the program exist only on the applicable  maturity  date(s) and on each anniversary of the maturity date(s)
thereafter.  However,  due to the ongoing  monitoring  of your  Account  Value and the transfer of Account  Value  between the variable investment  options  and the Fixed  Allocations  to support  our future  guarantees,  the program  may  provide  some  protection  from significant  market losses if you choose to surrender the Annuity or begin  receiving  annuity  payments  prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.
|X|      Base Guarantee:  Under the base guarantee,  American  Skandia  guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect,  your Account Value will be no less than the Protected  Principal
     Value. On the maturity date and on each  anniversary  after the maturity date that the program remains in effect,  if your Account
     Value is below the Protected  Principal Value,  American  Skandia will apply  additional  amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

|X|      Enhanced  Guarantee:  On any  anniversary  following  commencement  of the program,  you can establish an enhanced  guaranteed amount based on your current  Account  Value.  Under the enhanced  guarantee,  American  Skandia  guarantees  that at the end of a specified  period  following  the  election of the enhanced  guarantee  (also  referred to as its  "maturity  date"),  and on each anniversary of the maturity date thereafter that the enhanced  guaranteed amount remains in effect,  your Account Value will be no less than the Enhanced  Protected  Principal  Value.  You can elect an enhanced  guarantee more than once;  however,  a subsequent election  supersedes  the prior  election of an enhanced  guarantee.  Election of an enhanced  guarantee  does not impact the base guarantee.  In addition,  you may elect an "auto  step-up"  feature  that will  automatically  increase  your base  guarantee  (or enhanced  guarantee,  if  previously  elected) on each  anniversary  of the program (and create a new maturity  period for the new enhanced  guarantee) if the Account Value as of that anniversary  exceeds the existing base guarantee (or enhanced  guarantee,  if previously  elected)  by 7% or more.  You may also  elect to  terminate  an  enhanced  guarantee.  If you elect to  terminate  the enhanced  guarantee,  the base guarantee will remain in effect.  If you have elected the enhanced  guarantee,  on the  guarantee's maturity date and on each  anniversary of the maturity date thereafter that the enhanced  guarantee  amount remains in effect,  if your Account  Value is below the Enhanced  Protected  Principal  Value,  American  Skandia will apply  additional  amounts to your
     Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed  Allocations  first and then to the  sub-accounts  pro rata, based on your most recent  allocation  instructions in accordance with the allocation  mechanism we use under the program.  We will notify you of any amounts  added to your  Annuity  under the program.  If our  assumptions  are correct and the  operations  relating to the  administration  of the program work  properly,  we do not expect that we will need to add  additional amounts to the Annuity.  The Protected  Principal  Value is referred to as the "Base  Guarantee" and the Enhanced  Protected  Principal
Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity
Withdrawals  from your  Annuity,  while the  program is in effect,  will  reduce the base  guarantee  under the  program as well as any enhanced  guarantee.  Cumulative annual  withdrawals up to 5% of the Protected  Principal Value as of the effective date of the program
(adjusted for any subsequent  Purchase  Payments) will reduce the applicable  guaranteed  amount by the actual amount of the withdrawal
(referred to as the  "dollar-for-dollar  limit"). If the amount withdrawn is greater than the  dollar-for-dollar  limit, the portion of the withdrawal  equal to the  dollar-for-dollar  limit will be treated as described  above, and the portion of the withdrawal in excess of the dollar-for-dollar  limit will reduce the base guarantee and the enhanced guarantee  proportionally,  according to the formula as described in the rider for this benefit (see the examples of this  calculation  below).  Withdrawals  will be taken  pro-rata  from the variable  investment  options and any Fixed  Allocations  up to growth and  thereafter  pro rata solely  from the  variable  investment options.  Withdrawals  will be subject to all other  provisions of the Annuity,  including  any  Contingent  Deferred  Sales Charge and
Market Value Adjustment that would apply.

Charges for other  optional  benefits under the Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed  amount under the  Guaranteed  Return Option Plus program,  however,  any partial  withdrawals in payment of charges for the
Plus40(TM)Optional  Life  Insurance  Rider (not  currently  offered for sale) and any third party  investment  advisory  service will be treated as withdrawals and will reduce the applicable guaranteed amount.

The following examples of dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the
GRO PlusSM program are October 13, 2003; 2.) an initial  Purchase  Payment of $250,000;  3.) a base guarantee  amount of $250,000;  and
4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 29, 2003 (in the first Annuity Year).  No prior  withdrawals  have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 18, 2003 (still  within the first  Annuity  Year).  The Account  Value  immediately before the withdrawal is $180,000.  As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o        the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
     The resulting base guarantee amount is: $237,500 x ( 1 - $7,500 / $177,500), or $227,464.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal is made on December 19, 2004 (second Annuity Year).  The Remaining Limit has been reset to the  dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
o        The  Remaining  Limit for the balance of the second  Annuity Year is also  reduced by the amount  withdrawn  (from  $12,500 to
         $2,500).

KEY FEATURE - Allocation of Account Value
Account Value is transferred to and maintained in Fixed  Allocations to the extent we, in our sole discretion,  deem it is necessary to support  our  guarantee(s)  under the  program.  We monitor  fluctuations  in your  Account  Value each  business  day,  as well as the prevailing  interest rates on Fixed  Allocations,  the remaining  duration(s)  until the applicable  maturity date(s) and the amount of
Account Value allocated to Fixed  Allocation(s)  relative to a "reallocation  trigger",  which determines whether Account Value must be transferred  to or from Fixed  Allocation(s).  While you are not notified when your Account Value reaches a reallocation  trigger,  you will  receive  a  confirmation  statement  indicating  the  transfer  of a  portion  of your  Account  Value  either  to or from  Fixed
Allocation(s).

|X|      If your Account Value is greater than or equal to the  reallocation  trigger,  your Account  Value in the variable  investment options will remain allocated according to your most recent  instructions.  If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable  guaranteed  amount, all or a portion of those amounts may be transferred from the
     Fixed  Allocation  and  re-allocated  to the  variable  investment  options  pro-rata  according  to your most  recent  allocation instructions  (including  the  model  allocations  under  any asset  allocation  program  you may have  elected).  A Market  Value
     Adjustment  will apply when we reallocate  Account Value from a Fixed  Allocation to the variable  investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your  Account  Value is less than the  reallocation  trigger,  a portion of your Account  Value in the variable  investment options  will be  transferred  from your  variable  investment  options  pro rata  according  to your  allocations  to a new Fixed
     Allocation(s) to support the applicable  guaranteed amount. The new Fixed  Allocation(s) will have a Guarantee Period equal to the time  remaining  until the  applicable  maturity  date(s).  The Account  Value  allocated to the new Fixed  Allocation(s)  will be credited with the fixed interest  rate(s) then being  credited to a new Fixed  Allocation(s)  maturing on the applicable  maturity date(s)  (rounded  to the next  highest  yearly  duration).  The  Account  Value will remain  invested  in each  applicable  Fixed
     Allocation  until the  applicable  maturity date unless,  at an earlier  date,  your Account Value is greater than or equal to the reallocation  trigger and,  therefore,  amounts can be  transferred  to the variable  investment  options  while  maintaining  the guaranteed protection under the program (as described above).

=======================================================================================================================================
If a significant  amount of your Account Value is systematically  transferred to Fixed  Allocations to support the Protected  Principal
Value and/or the Enhanced  Protected  Principal  Value during periods of market  declines,  low interest  rates,  and/or as the program nears its maturity  date,  less of your Account  Value may be available to  participate  in the  investment  experience of the variable investment  options if there is a subsequent  market recovery.  During periods closer to the maturity date of the base guarantee or any enhanced  guarantee,  or any  anniversary  of such maturity  date(s),  a significant  portion of your Account Value may be allocated to
Fixed  Allocations to support any applicable  guaranteed  amount(s).  If your Account Value is less than the  reallocation  trigger and new Fixed  Allocations must be established  during periods where the interest rate(s) being credited to such Fixed  Allocations is low, a larger  portion  of your  Account  Value may need to be  transferred  to Fixed  Allocations  to  support  the  applicable  guaranteed amount(s),  causing less of your Account Value to be available to participate in the investment  experience of the variable  investment options.
=======================================================================================================================================

Separate Fixed Allocations may be established in support of the Protected  Principal Value and the Enhanced  Protected  Principal Value
(if elected).  There may also be circumstances  when a Fixed Allocation will be established only in support of the Protected  Principal
Value or the  Enhanced  Protected  Principal  Value.  If you elect an  enhanced  guarantee,  it is more  likely  that a portion of your
Account  Value may be allocated to Fixed  Allocations  and will remain  allocated  for a longer  period of time to support the Enhanced
Protected  Principal Value,  even during a period of positive market  performance  and/or under  circumstances  where Fixed Allocations would not be necessary to support the Protected  Principal  Value.  Further,  there may be  circumstances  where Fixed  Allocations  in support of the Protected  Principal Value or Enhanced  Protected  Principal Value are  transferred to the variable  investment  options differently than each other because of the different guarantees they support.

American Skandia uses an allocation  mechanism based on assumptions of expected and maximum market volatility,  interest rates and time left to the  maturity of the program to  determine  the  reallocation  trigger.  The  allocation  mechanism  is used to  determine  the allocation of Account Value between Fixed  Allocations and the Sub-accounts  you choose.  American Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its discretion,  subject to regulatory  approval where required.  Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The  Guaranteed  Return  Option  Plus  program  can be elected at the time that you  purchase  your  Annuity,  or on any  business  day thereafter (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity,  the program will be effective as of the business day that we receive the required  documentation  in good order at our home office,  and the  guaranteed  amount will be based on your Account Value as of that date.  If you  previously  elected the  Guaranteed  Return Option  program and wish to elect the
Guaranteed Return Option Plus program,  your prior Guaranteed  Return Option program will be terminated.  Termination of the Guaranteed
Return  Option for the  purpose of  electing  the  Guaranteed  Return  Option  Plus  will be treated as any other  termination  of the
Guarantee  Return Option (see below),  including the termination of any guaranteed  amount,  and  application of any applicable  market value  adjustment  when amounts are  transferred  to the variable  investment  options as a result of the  termination.  The Guaranteed
Return Option Plus program will then be added to your Annuity based on the current Account Value.

Termination of the Program
The Annuity  Owner can elect to terminate  the enhanced  guarantee  but maintain the  protection  provided by the base  guarantee.  The
Annuity Owner also can terminate  the  Guaranteed  Return Option Plus program  entirely.  An Annuity Owner who  terminates  the program entirely can  subsequently  elect to  participate  in the program  again (based on the Account  Value on that date) by  furnishing  the documentation we require.  In a rising market,  an Annuity Owner could, for example,  terminate the program on a given business day and two weeks later  reinstate the program with a higher base guarantee (and a new maturity date).  However,  your ability to reinstate the program is limited by the  following:  (A) in any  Annuity  Year,  we do not permit  more than two  program  elections  (including  any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program  reinstatement  cannot be effected on the same business day on which a program  termination  was effected.  Upon  termination,  any Account Value in the Fixed
Allocations  will be transferred to the variable  investment  options pro rata based on the Account Values in such variable  investment options, or in accordance with any effective asset allocation program.  A market value adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date Account  Value is applied to begin  annuity  payments;  or (c) upon full  surrender of the Annuity.  If you elect to terminate the program,  the Guaranteed  Return Option Plus will no longer provide any guarantees.  The surviving  spouse may elect the benefit at any time,  subject to the limitations  described above,  after the death of the Annuity Owner. The surviving  spouse's election will be effective on the business day that we receive the required  documentation  in good order at our home office,  and the Account  Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option Plus program will no longer be deducted from your Account Value upon  termination  of the program.

Special Considerations under the Guaranteed Return Option Plus
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon  inception of the program,  100% of your Account  Value must be allocated to the variable  investment  options.  No Fixed
     Allocations may be in effect as of the date that you elect to participate in the program.  However,  the reallocation  trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
|X|      Annuity  Owners  cannot  allocate any portion of Purchase  Payments or transfer  Account  Value to or from a Fixed  Allocation while participating in the program,  and cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a variable investment option.
|X|      Additional  Purchase  Payments  applied to the Annuity while the program is in effect will increase the  applicable  guarantee amount by the actual  amount of the  Purchase  Payment;  however,  all or a portion of any  additional  Purchase  Payments  may be allocated by us to Fixed Allocations to support the additional amount guaranteed.
|X|      Transfers  from Fixed  Allocations  made as a result of the  operation  of the  program  will be  subject to the Market  Value
     Adjustment  formula  under the  Annuity;  however,  the 0.10%  "cushion"  feature of the formula  will not apply.  A Market  Value
     Adjustment  may be  either  positive  or  negative.  Transfer  amounts  will be taken  from the most  recently  established  Fixed
     Allocation.
|X|      Transfers from the  Sub-accounts to Fixed  Allocations or from Fixed  Allocations to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account Value by American  Skandia on the maturity date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a significant  amount of your Account Value is  systematically  transferred  to Fixed  Allocations to support the Protected
     Principal  Value and/or the Enhanced  Protected  Principal Value you will have less of your Account Value available to allocate to the sub-accounts,  thereby limiting your ability to participate the sub-account  investment  performance.  Systematic transfers to the Fixed  Allocations  and instances  where Account  Value remains in the Fixed  Allocations  are more likely to occur in periods where the  sub-accounts  have inadequate  investment  experience,  in low interest rate  environments and as the program nears the maturity  date.  To the extent that amounts  remain in the Fixed  Allocations,  they will be  unavailable  to  participate  in the variable investment options if there is a subsequent market recovery.
|X|      Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
|X|      As the time remaining until the applicable maturity date gradually  decreases the program will become  increasingly  sensitive to moves to Fixed Allocations.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average  daily net assets of the  sub-accounts  for  participation  in the  Guaranteed  Return
Option Plus  program.  The annual  charge is deducted  daily.  Account Value  allocated to Fixed  Allocations  under the program is not subject to the charge.  The charge is  deducted  to  compensate  American  Skandia  for:  (a) the risk that your  Account  Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED RETURN OPTION (GRO)

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The  Guaranteed  Return  Option  described  below is offered  only in those  jurisdictions  where we have not yet  received  regulatory approval for the  Guaranteed  Return Option Plus as of the date the election of the option is made.  Certain terms and  conditions  may differ between  jurisdictions.  The program can be elected by new purchasers on the Issue Date of their Annuity,  and can be elected by existing  Annuity  Owners on either the  anniversary  of the Issue Date of their Annuity or on a date other than that  anniversary,  as described below under  "Election of the Program".  The Guaranteed  Return Option is not available if you elect the GRO Plus rider,  the
Guaranteed  Minimum  Withdrawal  Benefit rider, the Guaranteed Minimum Income Benefit rider, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
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We offer a program that,  after a seven-year  period  following  commencement of the program (we refer to the end of that period as the
"maturity  date")  guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

The program monitors your Account Value daily and, if necessary,  systematically  transfers amounts between variable investment options you choose and the Fixed  Allocation  used to support the Protected  Principal  Value.  The program may be  appropriate  if you wish to protect a principal  amount  against  market  downturns  as of a specific  date in the future,  but also wish to invest in the variable investment  options to  participate in market  performance.  There is an additional  charge if you elect the  Guaranteed  Return Option program.

The guarantee  provided by the program exists only on the  applicable  maturity date.  However,  due to the ongoing  monitoring of your
Account  Value and the  transfer of Account  Value  between the variable  investment  options and the Fixed  Allocation  to support our future  guarantee,  the program may provide some  protection from  significant  market losses if you choose to surrender the Annuity or begin  receiving  annuity  payments prior to a maturity date. For this same reason,  the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value
|X|      Under the GRO option,  American  Skandia  guarantees  that on the maturity  date,  your Account Value will be no less than the
     Protected  Principal Value. On the maturity date if your Account Value is below the Protected  Principal  Value,  American Skandia will apply  additional  amounts to your  Annuity  from its  general  account to  increase  your  Account  Value to be equal to the
     Protected Principal Value.

Any amounts added to your Annuity to support our  guarantee  under the program will be applied to the Fixed  Allocation  first and then to the  Sub-accounts  pro rata, based on your most recent  allocation  instructions in accordance with the allocation  mechanism we use under the program.  We will notify you of any amounts  added to your  Annuity  under the program.  If our  assumptions  are correct and the  operations  relating to the  administration  of the program work  properly,  we do not expect that we will need to add  additional amounts to the Annuity.  The  Protected  Principal  Value is  generally  referred to as the  "Guaranteed  Amount" in the rider we issue for this benefit.

KEY FEATURE - Allocation of Account Value
Account Value is  transferred to and maintained in a Fixed  Allocation to the extent we, in our sole  discretion,  deem it is necessary to support  our  guarantee  under the  program.  We monitor  fluctuations  in your  Account  Value each  business  day,  as well as the prevailing  interest rate on the Fixed Allocation,  the remaining duration until the applicable maturity date and the amount of Account
Value  allocated  to the Fixed  Allocation  relative to a  "reallocation  trigger",  which  determines  whether  Account  Value must be transferred to or from the Fixed  Allocation.  While you are not notified when your Account Value reaches a reallocation  trigger,  you will  receive a  confirmation  statement  indicating  the  transfer  of a portion  of your  Account  Value  either to or from the Fixed
Allocation.

|X|      If your Account Value is greater than or equal to the  reallocation  trigger,  your Account  Value in the variable  investment options will remain allocated according to your most recent  instructions.  If a portion of Account Value was previously allocated to the Fixed  Allocation to support the guaranteed  amount,  all or a portion of those amounts may be  transferred  from the Fixed
     Allocation and re-allocated to the variable  investment  options pro-rata  according to your most recent  allocation  instructions
     (including the model  allocations under any asset allocation  program you may have elected).  A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the variable investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your  Account  Value is less than the  reallocation  trigger,  a portion of your Account  Value in the variable  investment options  will be  transferred  from your  variable  investment  options  pro rata  according  to your  allocations  to a new Fixed
     Allocation to support the guaranteed  amount.  The new Fixed  Allocation will have a Guarantee  Period equal to the time remaining until the  applicable  maturity  date.  The Account Value  allocated to the new Fixed  Allocation  will be credited with the fixed interest rate then being credited to a new Fixed Allocation  maturing on the applicable maturity date (rounded to the next highest yearly  duration).  The Account Value will remain invested in the Fixed Allocation  until the maturity date unless,  at an earlier date, your Account Value is greater than or equal to the reallocation  trigger and,  therefore,  amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

=======================================================================================================================================
If a  significant  amount of your  Account  Value is  systematically  transferred  to the Fixed  Allocation  to support  the  Protected
Principal  Value during periods of market  declines,  low interest  rates,  and/or as the program nears its maturity date, less of your
Account  Value may be  available  to  participate  in the  investment  experience  of the  variable  investment  options  if there is a subsequent  market  recovery.  During periods closer to the maturity date of the guarantee a significant  portion of your Account Value may be  allocated  to the Fixed  Allocation  to support  any  applicable  guaranteed  amount.  If your  Account  Value is less than the reallocation  trigger and a new Fixed  Allocation  must be  established  during  periods where the interest rate being credited to such
Fixed  Allocation is low, a larger  portion of your Account  Value may need to be  transferred  to the Fixed  Allocation to support the guaranteed  amount,  causing less of your Account Value to be available to  participate  in the  investment  experience of the variable investment options.
=======================================================================================================================================

American Skandia uses an allocation  mechanism based on assumptions of expected and maximum market volatility,  interest rates and time left to the  maturity of the program to  determine  the  reallocation  trigger.  The  allocation  mechanism  is used to  determine  the allocation of Account Value between the Fixed  Allocation  and the  Sub-accounts  you choose.  American  Skandia  reserves the right to change the  allocation  mechanism and the  reallocation  trigger at its  discretion,  subject to regulatory  approval  where  required.
Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The Guaranteed  Return Option can be elected at the time that you purchase your Annuity,  or on any business day  thereafter  (prior to annuitization).  If you elect the program  after the Issue Date of your  Annuity,  the program will be effective as of the business day that we receive the required  documentation in good order at our home office,  and the guaranteed  amount will be based on your Account
Value as of that date.

Termination of the Program
The Annuity  Owner also can  terminate  the  Guaranteed  Return  Option  program.  Upon  termination,  any  Account  Value in the Fixed
Allocation  will be transferred  to the variable  investment  options pro rata based on the Account Values in such variable  investment options, or in accordance with any effective asset allocation program.  A market value adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date Account  Value is applied to begin  annuity  payments;  or (c) upon full  surrender of the Annuity.  If you elect to terminate the program,  the Guaranteed Return Option will no longer provide any guarantees.  If the surviving spouse assumes the Annuity,  he/she may re-elect the benefit on any  anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously  elected the benefit,  may elect the benefit at any time.  The  surviving  spouse's  election  will be effective on the business day that we receive the  required  documentation  in good order at our home  office,  and the  Account  Value on that  business  day will be the  Protected
Principal Value.

The charge for the  Guaranteed  Return  Option  program will no longer be deducted  from your  Account  Value upon  termination  of the program.  Termination of GRO and subsequent movements out of the Fixed Allocation will be subject to a market value adjustment.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon  inception of the program,  100% of your Account Value must be allocated to the variable  investment  options.  The Fixed
     Allocation may not be in effect as of the date that you elect to participate in the program.  However,  the  reallocation  trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
|X|      Annuity  Owners cannot  allocate any portion of Purchase  Payments or transfer  Account Value to or from the Fixed  Allocation while participating in the program,  and cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a variable investment option.
|X|      Additional  Purchase  Payments applied to the Annuity while the program is in effect will increase the guarantee amount by the actual amount of the Purchase  Payment;  however,  all or a portion of any additional  Purchase Payments may be allocated by us to the Fixed Allocation to support the additional amount guaranteed.
|X|      Transfers  from the Fixed  Allocation  made as a result of the  operation  of the program  will be subject to the Market Value
     Adjustment  formula under the Annuity;  however,  the 0.10% "cushion"  feature of the formula will not apply. A Market Value  Adjustment may be either positive or negative.  Transfer amounts will be taken from the most recently established Fixed Allocation.
|X|      Transfers from the Sub-accounts to the Fixed  Allocation or from the Fixed  Allocation to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account Value by American  Skandia on the maturity date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a significant  amount of your Account Value is systematically  transferred to the Fixed Allocation to support the Protected
     Principal Value you will have less of your Account Value available to allocate to the sub-accounts,  thereby limiting your ability to participate  in the  sub-account  investment  performance.  Systematic  transfers to the Fixed  Allocation and instances  where
     Account  Value  remains  in the Fixed  Allocation  are more  likely to occur in periods  where the  sub-accounts  have  inadequate investment  experience,  in low interest rate  environments and as the program nears the maturity date. To the extent that amounts remain in the Fixed  Allocation,  they will be  unavailable  to  participate  in the  variable  investment  options  if there is a subsequent market recovery.
|X|      Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
|X|      As the time remaining until the applicable maturity date gradually  decreases the program will become  increasingly  sensitive to moves to the Fixed Allocation.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average  daily net assets of the  Sub-accounts  for  participation  in the  Guaranteed  Return
Option  program.  The annual  charge is  deducted  daily.  In those  states  where the daily  deduction  of the charge has not yet been approved,  the annual charge is deducted  annually,  in arrears.  Account Value allocated to the Fixed  Allocation under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia for:  (a) the risk that your Account  Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

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Owners who purchased  the Annuity  between  April 1, 2003 and  September  30, 2003 (the  "Promotional  Period") will not be charged the
0.25% annual fee for the Guaranteed  Return Option program (or GRO Plus if we are no longer  offering GRO) if elected at any time while their Annuity is in effect.
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|X|      American  Skandia will not charge the 0.25%  annual fee for the entire  period that the program  remains in effect,  including any  extension  of the  program's  maturity  date  resulting  from the Owner's  election to restart the 7-year  program  duration, regardless  of when the Owner elects to  participate  in the  Guaranteed  Return  Option  program (or GRO Plus if we are no longer offering GRO).
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|X|      Owners who complete the initial 7-year  program  duration OR terminate the program  before the program's  maturity date,  will not be charged the 0.25% annual fee for  participating  in the program if they re-elect the  Guaranteed  Return Option program (or
     GRO Plus if we are no longer offering GRO) at a later date.
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|X|      All other terms and  conditions  of the  Annuity and the  Guaranteed  Return  Option  program (or GRO plus if we are no longer offering GRO) apply to Owners who qualify for the waiver of the 0.25% annual fee.
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|X|      Owners who  purchase  the Annuity  after the  completion  of the  Promotional  Period do not qualify for the 0.25%  annual fee waiver.
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Effective November 18, 2002, American Skandia changed the manner in which the annual Charge for the Guaranteed Return Option is deducted to the method described above.  The annual charge for the Guaranteed Return Option is deducted to the method described above.  The annual charge for the Guaranteed Return Option for Owners who elected the benefit between May 1, 2001 and November 15,
2002 and subsequent to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears according to the prospectus in effect as of the date the program was elected.  Owners who terminate and then re-elect the Guaranteed Return Option or elect to restart the Guaranteed Return Option at any time after November 18, 2002 will be subject to the charge method described above.
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GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

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The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those  jurisdictions  where we have received regulatory  approval  and  will be  offered  subsequently  in  other  jurisdictions  when  we  receive  regulatory  approval  in  those jurisdictions.  Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  Currently,  the program can only be elected by new  purchasers  on the Issue Date of their  Annuity.  We may offer the  program to existing  Annuity  Owners in the future, subject to our eligibility  rules and restrictions.  The Guaranteed  Minimum  Withdrawal  Benefit program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, or the Guaranteed Minimum Income Benefit rider.
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We offer a program  that  guarantees  your ability to withdraw  amounts  equal to an initial  principal  value  (called the  "Protected
Withdrawal  Value"),  regardless of the impact of market performance on your Account Value,  subject to our program rules regarding the timing and amount of  withdrawals.  The program may be  appropriate  if you intend to make periodic  withdrawals  from your Annuity and wish to ensure  that  market  performance  will not affect  your  ability to  protect  your  principal.  You are not  required  to make withdrawals  as part of the program - the  guarantee is not lost if you withdraw  less than the maximum  allowable  amount of principal each year under the rules of the program.  There is an  additional  charge if you elect the GMWB  program;  however,  the charge may be waived under certain circumstances described below.

KEY FEATURE - Protected Withdrawal Value
The Protected  Withdrawal  Value is the total amount that we guarantee will be available to you through  withdrawals  from your Annuity and/or  benefit  payments,  regardless of the impact of market  performance on your Account Value.  The Protected  Withdrawal  Value is reduced with each  withdrawal you make until the Protected  Withdrawal  Value is reduced to zero. When the Protected  Withdrawal  Value is reduced to zero due to your  withdrawals,  the GMWB program  terminates.  Additionally,  the Protected  Withdrawal  Value is used to determine the maximum annual amount that you can withdraw from your Annuity,  called the Protected Annual  Withdrawal  Amount,  without triggering an adjustment in the Protected  Withdrawal Value on a proportional  basis. The Protected  Withdrawal Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

The Protected  Withdrawal Value is determined as of the date you make your first  withdrawal under the Annuity  following your election of the GMWB  program.  The initial  Protected  Withdrawal  Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program,  plus any additional  Purchase Payments before the date of your first withdrawal;  or (B) the Account Value as of the date of the first  withdrawal  from your  Annuity.  The Protected  Withdrawal  Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.

|X|      If you elect the GMWB program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.

|X|      If we offer the GMWB  program to existing  Annuity  Owners,  the Account  Value on the  anniversary  of the Issue Date of your
     Annuity following your election of the GMWB program will be used to determine the initial Protected Withdrawal Value.

|X|      If you make additional  Purchase  Payments after your first  withdrawal,  the Protected  Withdrawal Value will be increased by the amount of the additional Purchase Payment.

You may elect to step-up your Protected  Withdrawal  Value if, due to positive market  performance,  your Account Value is greater than the Protected  Withdrawal  Value. You are eligible to step-up the Protected  Withdrawal Value on or after the 5th contract  anniversary following the first  withdrawal  under the GMWB program.  The  Protected  Withdrawal  Value can be stepped up again on or after the 5th contract  anniversary  following the preceding step-up.  If you elect to step-up the Protected  Withdrawal Value, you must do so during the 30-day period prior to your  eligibility  date. If you elect to step-up the Protected  Withdrawal  Value under the program,  and on the date you elect to step-up,  the charges under the GMWB program have changed for new purchasers,  your program may be subject to the new charge going forward.

Upon election of the step-up,  we reset the Protected  Withdrawal  Value to be equal to the then current  Account  Value.  For example, assume your  initial  Protected  Withdrawal  Value was  $100,000  and you have made  cumulative  withdrawals  of $40,000,  reducing the
Protected  Withdrawal Value to $60,000.  On the date you are eligible to step-up the Protected  Withdrawal Value, your Account Value is equal to $75,000.  You could elect to step-up the Protected  Withdrawal  Value to $75,000 on the date you are  eligible.  Upon election of the step-up,  we also reset the Protected Annual Withdrawal Amount (discussed  immediately  below) to be equal to the greater of (A)
the Protected Annual Withdrawal Amount  immediately prior to the reset; and (B) 7% of the Protected  Withdrawal Value immediately after the reset.

KEY FEATURE - Protected Annual Withdrawal Amount
The initial  Protected Annual  Withdrawal  Amount is equal to 7% of the Protected  Withdrawal  Value.  Under the GMWB program,  if your cumulative  withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount,  your Protected  Withdrawal
Value  will be  reduced  on a  "dollar-for-dollar"  basis (the  Protected  Withdrawal  Value is  reduced  by the  actual  amount of the withdrawal,  including any CDSC or MVA that may apply).  Cumulative  withdrawals  in any Annuity Year that exceed the Protected  Annual
Withdrawal  Amount  trigger a  proportional  adjustment to both the Protected  Withdrawal  Value and the  Protected  Annual  Withdrawal
Amount,  as described in the rider for this benefit (see the examples of this  calculation  below).  The  Protected  Annual  Withdrawal
Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

The GMWB  program  does not affect your ability to make  withdrawals  under your  Annuity or limit your ability to request  withdrawals that exceed the  Protected  Annual  Withdrawal  Amount.  You are not  required to withdraw all or any portion of the  Protected  Annual
Withdrawal Amount each Annuity Year.
|X|      If,  cumulatively,  you withdraw an amount less than the Protected  Annual  Withdrawal  Amount in any Annuity Year, you cannot carry-over  the unused  portion of the Protected  Annual  Withdrawal  Amount to subsequent  Annuity  Years.  However,  because the
     Protected  Withdrawal  Value is only reduced by the actual amount of withdrawals  you make under these  circumstances,  any unused
     Protected  Annual  Withdrawal  Amount may extend the period of time until the remaining  Protected  Withdrawal Value is reduced to zero.
|X|      Additional Purchase Payments will increase the Protected Annual Withdrawal Amount by 7% of the applicable Purchase Payment.
|X|      If the Protected Annual  Withdrawal  Amount after an adjustment  exceeds the Protected  Withdrawal Value, the Protected Annual
     Withdrawal Amount will be set equal to the Protected Withdrawal Value.

The following  examples of dollar-for  dollar and proportional  reductions and the reset of the Maximum Annual Benefit assume that: 1.)
the Issue Date and the effective  date of the GMWB program are October 13, 2003;  2.) an initial  Purchase  Payment of $250,000;  3.) a
Protected Withdrawal Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 13, 2003 (in the first Annuity Year).  No prior  withdrawals  have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
o        The Protected Withdrawal Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The  remaining  Protected  Annual  Withdrawal  Amount for the balance of the first  Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 13, 2003 (still  within the first  Annuity  Year).  The Account  Value  immediately before the withdrawal is $220,000.  As the amount withdrawn  exceeds the remaining  Protected Annual  Withdrawal  Amount of $7,500 from
Example 1:
o        the  Protected  Withdrawal  Value is first reduced by the  remaining  Protected  Annual  Withdrawal  Amount (from  $240,000 to
     $232,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).
o        B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).
     The resulting Protected Withdrawal Value is: $232,500 x ( 1 - $2,500 / $212,500), or $229,764.71.
o        the Protected  Annual  Withdrawal  Amount is also reduced by the ratio of A to B: The resulting  Protected  Annual  Withdrawal
     Amount is: $17,500 x ( 1 - $2,500 / $212,500), or $17,294.12.
o        The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Maximum Annual Benefit

A $10,000  withdrawal is made on October 13, 2004 (second Annuity Year).  The remaining  Protected  Annual  Withdrawal  Amount has been reset to the  Protected  Annual  Withdrawal  Amount of  $17,294.12  from Example 2. As the amount  withdrawn is less than the remaining
Protected Annual Withdrawal Amount:
o        the  Protected  Withdrawal  Value is  reduced  by the  amount  withdrawn  (i.e.,  reduced  by  $10,000,  from  $229,764.71  to
         $219,764.71).
o        The remaining  Protected  Annual  Withdrawal  Amount for the balance of the second  Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

BENEFITS UNDER THE GMWB PROGRAM

|X|      In addition to any  withdrawals  you make under the GMWB program,  market  performance  may reduce your Account Value. If your
     Account Value is equal to zero, and you have not received all of your Protected  Withdrawal  Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected  Withdrawal Value in the form of fixed,  periodic payments until the remainder of the Protected  Withdrawal Value is paid, at which time the rider terminates.  The fixed,  periodic payments  will each be equal to the  Protected  Annual  Withdrawal  Amount,  except for the last payment which may be equal to the remaining  Protected  Withdrawal  Value. We will determine the duration for which periodic  payments will continue by dividing the
     Protected  Withdrawal Value by the Protected Annual  Withdrawal  Amount.  You will not have the right to make additional  Purchase
     Payments or receive the remaining  Protected  Withdrawal Value in a lump sum. You can elect the frequency of payments,  subject to our rules then in effect.

|X|      If the death benefit under the Annuity  becomes  payable  before you have received all of your Protected  Withdrawal  Value in the form of withdrawals from your Annuity,  your Beneficiary has the option to elect to receive the remaining Protected Withdrawal
     Value as an  alternate  death  benefit  payout in lieu of the amount  payable  under any other death  benefit  provided  under the
     Annuity.  The remaining Protected Withdrawal Value will be payable in the form of fixed,  periodic payments.  Your beneficiary can elect the frequency of payments,  subject to our rules then in effect.  We will determine the duration for which periodic payments will continue by dividing the Protected  Withdrawal  Value by the Protected Annual  Withdrawal  Amount.  The Protected  Withdrawal
     Value is not equal to the Account  Value for purposes of the  Annuity's  other death  benefit  options.  The GMWB program does not increase or decrease the amount  otherwise  payable under the Annuity's other death benefit options.  Generally,  the GMWB program would be of value to your  Beneficiary  only when the Protected  Withdrawal Value at death exceeds any other amount available as a death benefit.

|X|      If you elect to begin receiving  annuity payments before you have received all of your Protected  Withdrawal Value in the form of withdrawals from your Annuity,  an additional  annuity payment option will be available that makes fixed annuity payments for a certain period,  determined by dividing the Protected  Withdrawal Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity  payments  calculated in this manner,  the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed  interest rate on other annuity payment options we offer.  This 0% assumed interest rate results in lower annuity  payments than what would have been paid if the assumed  interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin  receiving  annuity  payments  based on your then current  Account Value (not the  remaining  Protected
     Withdrawal Value) under any of the available annuity payment options.

Other Important Considerations
|X|      Withdrawals  under the GMWB program are subject to all of the terms and conditions of the Annuity,  including any CDSC and MVA that may apply.  Amounts  withdrawn up to the Protected Annual  Withdrawal  Amount will generally not be subject to any applicable
     CDSC since they are less than the amount available under any free withdrawal provision of your Annuity.
|X|      Withdrawals  made  while the GMWB  program  is in  effect  will be  treated,  for tax  purposes,  in the same way as any other withdrawals under the Annuity.
|X|      The GMWB program does not directly  affect the Annuity's  Account Value or Surrender  Value,  but any withdrawal will decrease the Account Value by the amount of the withdrawal.  If you surrender your Annuity,  you will receive the current  Surrender Value, not the Protected Withdrawal Value.
|X|      You can make  withdrawals  from your  Annuity  while your  Account  Value is greater  than zero  without  purchasing  the GMWB program.  The GMWB program  provides a guarantee that if your Account Value declines due to market  performance,  you will be able to receive your Protected Withdrawal Value in the form of periodic benefit payments.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.

Election of the Program
Currently,  the GMWB program can only be elected at the time that you  purchase  your  Annuity.  In the future,  we may offer  existing
Annuity  Owners the  option to elect the GMWB  program  after the Issue Date of their  Annuity,  subject to our  eligibility  rules and restrictions.  If you elect the GMWB  program  after the Issue Date of your  Annuity,  the  program  will be  effective  as of the next anniversary  date. Your Account Value as of such  anniversary  date will be used to calculate the initial  Protected  Withdrawal  Value and the initial Protected Annual Withdrawal Amount.

We reserve the right to restrict the maximum  amount of Protected  Withdrawal  Value that may be covered  under the GMWB program  under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

Termination of the Program
The program  terminates  automatically when your Protected  Withdrawal Value reaches zero based on your withdrawals.  You may terminate the program at any time by notifying  us. If you  terminate the program,  any  guarantee  provided by the benefit will  terminate as of the date the  termination is effective.  The program  terminates  upon your  surrender of the Annuity,  upon due proof of death (unless your surviving  spouse elects to continue the Annuity and the GMWB program or your  Beneficiary  elects to receive the amounts  payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

Charges under the Program
Currently,  we deduct a charge  equal to 0.35% of the  average  daily net  assets of the  Sub-accounts  per year to  purchase  the GMWB program.  The annual charge is deducted  daily.  Account Value allocated to Fixed  Allocations  under the program is not subject to the charge.

|X|      If, during the seven years following the effective date of the program,  you do not make any withdrawals,  and do not make any additional  Purchase  Payments after a five-year  period  following the effective date of the program,  the program will remain in effect;  however,  we will waive the annual charge going forward.  If you make an additional Purchase Payment following the waiver of the annual charge,  we will begin  charging for the program.  After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.

|X|      If you elect to step-up the Protected  Withdrawal Value under the program,  and on the date you elect to step-up,  the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts
If you purchase an Annuity as an investment vehicle for "qualified"  investments,  including an IRA, SEP-IRA, Roth IRA or Tax Sheltered
Annuity (or  403(b)),  the minimum  distribution  rules under the Code  require  that you begin  receiving  periodic  amounts from your
Annuity  beginning  after age 70 1/2. The amount required under the Code may exceed the Protected  Annual  Withdrawal  Amount,  which will cause us to  recalculate  the  Protected  Withdrawal  Value and the Protected  Annual  Withdrawal  Amount,  resulting in a lower amount payable in future  Annuity  Years.  In  addition,  the amount and  duration of payments  under the  annuity  payment and death  benefit provisions  may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax  considerations  such as minimum distribution requirements.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

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The Guaranteed  Minimum Income Benefit  program  described  below is only being offered in those  jurisdictions  where we have received regulatory  approval,  and  will be  offered  subsequently  in  other  jurisdictions  when we  receive  regulatory  approval  in  those jurisdictions.  Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  Currently,  the program can only be elected by new  purchasers  on the Issue Date of their  Annuity.  We may offer the  program to existing  Annuity  Owners in the future, subject to our  eligibility  rules and  restrictions.  The Guaranteed  Minimum Income Benefit program is not available if you elect the
Guaranteed Return Option program, Guaranteed Return Option Plus program or the Guaranteed Minimum Withdrawal Benefit rider.
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We offer a program that,  after a seven-year  waiting period,  guarantees  your ability to begin receiving  income from your Annuity in the form of annuity  payments  based on a guaranteed  minimum value (called the  "Protected  Income  Value") that  increases  after the waiting period begins,  regardless of the impact of market  performance on your Account Value.  The program may be appropriate  for you if you anticipate  using your Annuity as a future source of periodic  fixed income  payments for the remainder of your life and wish to ensure that the basis upon which your income  payments will be calculated  will achieve at least a minimum amount despite  fluctuations in market performance.  There is an additional charge if you elect the GMIB program.

KEY FEATURE - Protected Income Value
The  Protected  Income Value is the minimum  amount that we guarantee  will be available  (net of any  applicable  premium tax charge), after a waiting period of at least seven years,  as a basis to begin receiving fixed annuity  payments.  The Protected  Income Value is initially  established  on the  effective  date of the GMIB program and is equal to your Account Value on such date.  Currently,  since the GMIB program may only be elected at issue,  the  effective  date is the Issue Date of the Annuity.  The  Protected  Income Value is
increased  daily based on an annual growth rate of 5%,  subject to the  limitations  described  below.  The  Protected  Income Value is referred  to as the  "Protected  Value"  in the rider we issue  for this  benefit.  The 5% annual  growth  rate is  referred  to as the
"Roll-Up Percentage" in the rider we issue for this benefit.

The Protected  Income Value is subject to a limit of 200% (2X) of the sum of the Protected  Income Value  established  on the effective date of the GMIB program,  or the effective date of any step-up value,  plus any  additional  Purchase  Payments made after the waiting period begins  ("Maximum  Protected  Income Value"),  minus the sum of any reductions in the Protected  Income Value due to withdrawals you make from the Annuity after the waiting period begins.

|X|      Subject to the maximum  age/durational  limits  described  immediately  below, we will no longer increase the Protected Income
     Value by the 5% annual  growth rate once you reach the Maximum  Protected  Income Value.  However,  we will increase the Protected
     Income Value by the amount of any additional  Purchase  Payments after you reach the Maximum Protected Income Value.  Further,  if you make  withdrawals  after you reach the Maximum  Protected  Income  Value,  we will reduce the  Protected  Income Value and the
     Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

|X|      Subject to the Maximum  Protected  Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary  date on or immediately  following the Annuitant's 80th birthday or the 7th anniversary of the later of the effective date of the GMIB program or the effective date of the most recent  step-up.  However,  we will increase the  Protected  Income  Value by the amount of any  additional  Purchase  Payments.  Further,  if you make  withdrawals  after the
     Annuitant  reaches the maximum  age/duration  limits,  we will reduce the Protected Income Value and the Maximum  Protected Income
     Value by the proportional impact of the withdrawal on your Account Value.

|X|      Subject to the Maximum  Protected  Income Value, if you make an additional  Purchase  Payment,  we will increase the Protected
     Income  Value by the amount of the Purchase  Payment and will apply the 5% annual  growth rate on the new amount from the date the
     Purchase Payment is applied.

|X|      As  described  below,  after the waiting  period  begins,  cumulative  withdrawals  each Annuity Year that are up to 5% of the
     Protected  Income  Value on the prior  anniversary  of the Annuity  will reduce the  Protected  Income  Value by the amount of the withdrawal.  Cumulative  withdrawals each Annuity Year in excess of 5% of the Protected  Income Value on the prior  anniversary of the Annuity, will reduce the Protected Income Value  proportionately.  All withdrawals after the Maximum Protected Income Value is reached  will  reduce the  Protected  Income  Value  proportionately.  The 5% annual  growth  rate will be applied to the  reduced
     Protected Income Value from the date of the withdrawal.

Stepping-Up  the Protected  Income Value - You may elect to "step-up" or "reset" your  Protected  Income Value if your Account Value is greater than the current  Protected Income Value. Upon exercise of the step-up  provision,  your initial Protected Income Value will be reset equal to your current  Account Value.  From the date that you elect to step-up the Protected  Income Value,  we will apply the 5%
annual growth rate to the stepped-up  Protected Income Value, as described  above. You can exercise the step-up  provision twice on any business day while the GMIB program is in effect, and only while the Annuitant is less than age 76.

|X|      A new seven-year  waiting period will be established  upon the effective date of your election to step-up the Protected Income
     Value.  You cannot  exercise  your right to begin  receiving  annuity  payments  under the GMIB  program  until the end of the new waiting period.
|X|      The Maximum  Protected  Income Value will be reset as of the effective date of any step-up.  The new Maximum  Protected Income
     Value will be equal to 200% of the sum of the Protected  Income Value as of the effective  date of the step-up plus any subsequent
     Purchase Payments, minus the impact of any withdrawals after the date of the step-up.
|X|      When determining the guaranteed  annuity purchase rates for annuity payments under the GMIB program,  we will apply such rates based on the number of years since the most recent step-up.
|X|      If you elect to step-up the  Protected  Income  Value  under the  program,  and on the date you elect to step-up,  the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
|X|      A step-up  will  increase  the dollar for dollar  limit on the  anniversary  of the Issue Date of the Annuity  following  such step-up.

Impact of Withdrawals on the Protected  Income Value - Cumulative  withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected  Income Value on a  "dollar-for-dollar"  basis (the Protected Income Value is reduced by the actual amount of the  withdrawal).  Cumulative  withdrawals in any Annuity Year in excess of 5% of the Protected  Income Value will reduce the Protected
Income Value  proportionately  (see the examples of this  calculation  below).  The 5% annual  withdrawal  amount is determined on each anniversary  of the Issue Date (or on the Issue Date for the first  Annuity  Year) and  applies to any  withdrawals  during the Annuity
Year.  This means that the amount  available  for  withdrawals  each  Annuity Year on a  "dollar-for-dollar"  basis is adjusted on each contract anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

The following examples of dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the
GMIB program are October 13, 2003; 2.) an initial  Purchase  Payment of $250,000;  3.) an initial  Protected  Income Value of $250,000;
and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 13, 2003 (in the first Annuity  Year).  No prior  withdrawals  have been taken.  Immediately prior to the withdrawal,  the Protected Income Value is $251,038.10  (the initial value  accumulated for 31 days at an annual effective rate of 5%).  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
o        The remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000  withdrawal is taken on December 13, 2003 (still within the first Annuity Year).  Immediately  before the  withdrawal, the Account Value is $220,000 and the Protected  Income Value is $242,006.64.  As the amount  withdrawn  exceeds the Remaining Limit of
$2,500 from Example 1:
o        the Protected Income Value is first reduced by the Remaining Limit (from 242,006.64 to 239,506.64);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).
     The resulting Protected Income Value is: $239,506.64 x ( 1 - $7,500 / $217,500), or $231,247.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal  is made on the first  anniversary  of the Issue Date,  October  13, 2004  (second  Annuity  Year).  Prior to the withdrawal,  the Protected  Income Value is  $240,870.56.  The Remaining  Limit is reset to 5% of this amount,  or  $12,043.53.  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,870.56 to $230,870.56).
o        The Remaining  Limit for the balance of the second Annuity Year is also reduced by the amount  withdrawn  (from  $12,043.53 to
         $2,043.53).

KEY FEATURE - GMIB Annuity Payments
You can elect to apply the  Protected  Income  Value to one of the  available  GMIB Annuity  Payment  Options on any  anniversary  date following the initial waiting period, or any subsequent  waiting period  established upon your election to step-up the Protected Income
Value.  Once you have  completed  the waiting  period,  you will have a 30-day  period each year,  prior to the  contract  anniversary, during which you may elect to begin  receiving  annuity  payments under one of the available  GMIB Annuity  Payment  Options.  You must elect one of the GMIB  Annuity  Payment  Options by the  anniversary  of the  Annuity's  Issue  Date on or  immediately  following  the
Annuitant's 95th birthday,  except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b),  in which case you must elect one of the GMIB Annuity  Payment  Options by the  anniversary of the Annuity's  Issue Date on or immediately  following the Annuitant's
92nd birthday.

The amount of each GMIB Annuity  Payment  will be  determined  based on the age and,  where  permitted by law, sex of the  Annuitant by applying  the  Protected  Income  Value (net of any  applicable  premium tax that may be due) to the GMIB  Annuity  Payment  Option you choose.  We use special  annuity  purchase  rates to calculate the amount of each payment due under the GMIB Annuity  Payment  Options.
These special rates for the GMIB Annuity Payment Options are calculated  using an assumed  interest rate factor that provides for lower growth in the value  applied to produce  annuity  payments than if you elected an annuity  payment  option that is not part of the GMIB program.  These  special  rates  also  are  calculated  using  other  factors  such as "age  setbacks"  (use of an age  lower  than the
Annuitant's  actual age) that result in lower  payments than would result if you elected an annuity  payment option that is not part of the GMIB  program.  Use of an age setback  entails a longer  assumed  life for the  Annuitant  which in turn  results in lower  annuity payments.

On the date that you elect to begin receiving GMIB Annuity  Payments,  we guarantee that your payments will be calculated based on your
Account  Value and our then current  annuity  purchase  rates if the payment  amount  calculated  on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period
Under this option,  monthly  annuity  payments  will be made until the death of the  Annuitant.  If the  Annuitant  dies before  having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period
Under this  option,  monthly  annuity  payments  will be made until the death of both the  Annuitant  and the Joint  Annuitant.  If the
Annuitant and the Joint  Annuitant die before having received 120 monthly  annuity  payments,  the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
|X|      If the Annuitant  dies first,  we will continue to make payments  until the later of the death of the Joint  Annuitant and the end of the period certain.  However,  if the Joint Annuitant is still receiving annuity payments  following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
|X|      If the Joint  Annuitant  dies first,  we will continue to make payments  until the later of the death of the Annuitant and the end of the period certain.

You cannot  withdraw your Account Value or the Protected  Income Value under either GMIB Annuity  Payment Option once annuity  payments have begun.  We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations
|X|      You should  note that GMIB is  designed  to  provide a type of  insurance  that  serves as a safety net only in the event your contract  value  declines  significantly  due to negative  investment  performance.  If your contract  value is not  significantly affected by negative  investment  performance,  it is unlikely that the purchase of the GMIB will result in your receiving  larger annuity  payments than if you had not purchased GMIB.  This is because the assumptions  that we use in computing the GMIB, such as the annuity purchase rates,  (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the  assumptions  that we use in computing  annuity  payout options  outside of GMIB.  Therefore,  you may generate  higher income payments if you were to annuitize a lower  Account  Value at the current  annuity  purchase  rates,  than if you were to annuitize under the GMIB with a higher  Protected  Value than your Account Value but, at the annuity  purchase  rates  guaranteed  under the
     GMIB. The GMIB program does not directly  affect the Annuity's  Account Value,  Surrender Value or the amount payable under either the basic death benefit  provision of the Annuity or any optional  death benefit  provision.  If you surrender  your Annuity,  you will receive the current  Surrender  Value,  not the Protected  Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
|X|      The Annuity offers other annuity  payment  options that you can elect which do not impose an additional  charge,  but which do not offer to guarantee a minimum value on which to make annuity payments.
|X|      Where allowed by law, we reserve the right to limit  subsequent  purchase  payments if we determine,  at our sole  discretion, that based on the timing of your Purchase  Payments and withdrawals,  your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are  disproportionately  larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.
|X|      If you change the Annuitant  after the effective  date of the GMIB program,  the period of time during which we will apply the
     5% annual growth rate may be changed based on the age of the new  Annuitant.  If the new Annuitant  would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
|X|      Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
|X|      At the time you elect to begin  receiving  annuity  payments under the GMIB program or under any other annuity  payment option we make  available,  the  protection  provided by the Annuity's  basic death benefit or any optional  death benefit  provision you elected will no longer apply.

Election of the Program
Currently,  the GMIB program can only be elected at the time that you purchase  your Annuity.  The Annuitant  must be age 75 or less as of the effective date of the GMIB program.  In the future,  we may offer  existing  Annuity Owners the option to elect the GMIB program after the Issue Date of their  Annuity,  subject to our  eligibility  rules and  restrictions.  If you elect the GMIB program after the
Issue Date of your  Annuity,  the program  will be effective  as of the date of  election.  Your Account  Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

Termination of the Program
The GMIB  program  cannot be  terminated  by the Owner once  elected.  The GMIB  program  automatically  terminates  as of the date the
Annuity is fully  surrendered,  on the date the death benefit is payable to your  Beneficiary  (unless your surviving  spouse elects to continue the Annuity),  or on the date that your Account Value is transferred to begin making  annuity  payments.  The GMIB program may also be  terminated  if you  designate a new  Annuitant  who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

Upon  termination  of the GMIB program we will deduct the charge from your Account  Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Program
Currently,  we deduct a charge  equal to 0.50% per year of the  average  Protected  Income  Value for the period  the  charge  applies.
Because the charge is calculated  based on the average  Protected  Income Value,  it does not increase or decrease  based on changes to the  Annuity's  Account  Value due to market  performance.  The dollar amount you pay each year will increase in any year the Protected
Income Value  increases,  and it will decrease in any year the Protected  Income Value  decreases due to  withdrawal,  irrespective  of whether your Account Value increases or decreases.

The charge is deducted  annually in arrears  each  Annuity  Year on the  anniversary  of the Issue Date of the  Annuity.  We deduct the amount of the charge pro-rata from the Account Value allocated to the variable  investment  options and the Fixed  Allocations.  No MVA will apply to Account Value deducted from a Fixed  Allocation.  If you surrender your Annuity,  begin receiving  annuity payments under the GMIB program or any other annuity  payment  option we make  available  during an Annuity Year, or the GMIB program  terminates,  we will deduct the charge for the portion of the Annuity Year since the prior  anniversary of the Annuity's  Issue Date (or the Issue Date if in the first Annuity Year).

No charge applies after the Annuity Date.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
The Annuity  provides a Death Benefit  during its  accumulation  period.  If the Annuity is owned by one or more natural  persons,  the
Death  Benefit is payable  upon the first death of an Owner.  If the Annuity is owned by an entity,  the Death  Benefit is payable upon the Annuitant's  death, if there is no Contingent  Annuitant.  If a Contingent  Annuitant was designated  before the Annuitant's  death and the Annuitant  dies,  then the  Contingent  Annuitant  becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

Basic Death Benefit
The Annuity  provides a basic Death  Benefit at no  additional  charge.  The  Insurance  Charge we deduct daily from your Account Value allocated to the  Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit  guarantee under the Annuity.  The Annuity also offers three  different  optional  Death  Benefits that can be purchased for an additional  charge.  The additional  charge is deducted to compensate  American Skandia for providing  increased  insurance  protection under the optional Death
Benefits.  Notwithstanding  the additional  protection  provided under the optional Death Benefits,  the additional cost has the impact of reducing the net performance of the investment options.

The basic Death Benefit is the greater of:
|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals.
|X|      The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented when  withdrawn.  For example,  a withdrawal of 50% of Account  Value would be  considered as a 50% reduction in Purchase  Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Three  optional  Death  Benefits  are offered  for  purchase  with your  Annuity to provide an enhanced  level of  protection  for your beneficiaries.

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Currently,  these benefits are only offered in those  jurisdictions  where we have received  regulatory approval and must be elected at the time that you  purchase  your  Annuity.  We may, at a later  date,  allow  existing  Annuity  Owners to purchase an optional  Death
Benefit  subject to our rules and any  changes or  restrictions  in the  benefits.  Certain  terms and  conditions  may differ  between jurisdictions  once approved and if you purchase  your Annuity as part of an exchange,  replacement  or transfer,  in whole or in part, from any other  Annuity we issue.  The  Combination  5%  Roll-up  and  Highest  Anniversary  Value  Death  Benefit  may only be elected individually, and cannot be elected in combination with any other optional death benefit.
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Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide  additional  amounts to your  Beneficiary that may be used to offset  federal and state taxes  payable on any  taxable  gains in your  Annuity at the time of your  death.  Whether  this  benefit is appropriate for you may depend on your  particular  circumstances,  including  other financial  resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in  addition  to the basic  Death
Benefit.  If the  Annuity  has one Owner,  the Owner must be age 75 or less at the time the  benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

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The Enhanced  Beneficiary  Protection  Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval.  Certain terms and conditions  may differ between  jurisdictions  once  approved.  Please refer to the section  entitled "Tax
Considerations"  for a discussion of special tax considerations  for purchasers of this benefit.  The Enhanced  Beneficiary  Protection
Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit.
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Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above;

     PLUS

2.       40% of your "Growth" under the Annuity, as defined below.

"Growth"  means the sum of your Account  Value in the variable  investment  options and your  Interim  Value in the Fixed  Allocations, minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented when withdrawn.

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The Enhanced  Beneficiary  Protection  Optional Death Benefit is subject to a maximum of 100% of all Purchase  Payments  applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
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See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit ("HAV")
If the Annuity has one Owner,  the Owner must be age 79 or less at the time the Highest  Anniversary  Value  Optional  Death Benefit is
purchased.  If the  Annuity  has joint  Owners,  the oldest  Owner must be age 79 or less.  If the  Annuity is owned by an entity,  the
Annuitant must be age 79 or less.

Certain of the  Portfolios  offered as  Sub-accounts  under the Annuity are not  available if you elect the Highest  Anniversary  Value
Death  Benefit.  In  addition,  we reserve the right to require you to use certain  asset  allocation  model(s) if you elect this death benefit.

Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value as of the Owner's date of death.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest  Anniversary  Value on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all proportional withdrawals since the Death Benefit Target Date.

         The amount  determined by this calculation is increased by any Purchase  Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

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The Highest  Anniversary Value Death Benefit described above is currently being offered in those  jurisdictions  where we have received regulatory  approval.  Certain terms and conditions may differ between  jurisdictions  once  approved.  The Highest  Anniversary  Value
Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit.
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 Please refer to the  definition of Death Benefit  Target Date below.  This death benefit may not be an  appropriate  feature where the
 Owner's age is near the age specified in the Death Benefit  Target Date.  This is because the benefit may not have the same  potential for growth as it otherwise would,  since there will be fewer contract  anniversaries  before the death benefit target date is reached.
 The death  benefit  target  date under this death  benefit is earlier  than the death  benefit  target date under the  Combination  5%
 Roll-up and Highest  Anniversary Value Death Benefit for Owners who are age 76 or older when the contract is issued,  which may result in a lower value on the death  benefit,  since there will be fewer  contract  anniversaries  before the death  benefit  target date is reached.

See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit
If the Annuity has one Owner,  the Owner must be age 79 or less at the time the  Combination  5% Roll-up and HAV Optional Death Benefit
is  purchased.  If the Annuity has joint  Owners,  the oldest Owner must be age 79 or less.  If the Annuity is owned by an entity,  the
Annuitant must be age 79 or less.

Certain of the Portfolios  offered as Sub-accounts  under the Annuity are not available if you elect the Combination 5% Roll-up and HAV
Death  Benefit.  In  addition,  we reserve the right to require you to use certain  asset  allocation  model(s) if you elect this death benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

         The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value death benefit described above, and
3.       5% Roll-up described below.

The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

o        all Purchase  Payments  increasing at an annual effective  interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

                  MINUS

o        the sum of all withdrawals,  dollar for dollar up to 5% of the death benefit's value as of the prior contract  anniversary (or issue date if the withdrawal is in the first contract  year).  Any  withdrawals in excess of the 5% dollar for dollar limit are proportional.

         If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

o        the 5% Roll-up value as of the Death Benefit  Target Date  increased by total  Purchase  Payments made after the Death Benefit
                  Target Date;

                  MINUS

o        the sum of all withdrawals which reduce the 5% Roll-up proportionally.

Please refer to the  definitions  of Death Benefit Target Date below.  This death benefit may not be an  appropriate  feature where the
Owner's age is near the age specified in the Death  Benefit  Target Date.  This is because the benefit may not have the same  potential for growth as it otherwise would, since there will be fewer contract anniversaries before the Death Benefit Target Date is reached.

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The  "Combination  5% Roll-up  and  Highest  Anniversary  Value"  Death  Benefit  described  above is  currently  being  offered in those jurisdictions  where we have  received  regulatory  approval.  Certain  terms and  conditions  may differ  between  jurisdictions  once approved.  The  "Combination  5% Roll-up and Highest  Anniversary  Value Death  Benefit"  is not  available  if you elect the  Enhanced
Beneficiary Protection Death Benefit and/or the Highest Anniversary Value Death Benefit.
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See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death
Benefit:

|X|      The Death Benefit  Target Date for the Highest  Anniversary  Value Death Benefit is the contract  anniversary  on or after the
     80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

|X|      The Death Benefit Target Date for the  Combination  5% Roll-up and HAV Death Benefit is the later of the contract  anniversary on or after the 80th birthday of the current Owner,  the oldest of either joint Owner or the Annuitant,  if entity owned,  or five years after the Issue Date of the Annuity.

|X|      The Highest  Anniversary Value equals the highest of all previous  "Anniversary  Values" less  proportional  withdrawals since such anniversary and plus any Purchase Payments since such anniversary.

|X|      The Anniversary  Value is the Account Value as of each  anniversary of the Issue Date of the Annuity.  The  Anniversary  Value
     on the Issue Date is equal to your Purchase Payment.

|X|      Proportional  withdrawals  are  determined by  calculating  the  percentage  of your Account Value that each prior  withdrawal represented when withdrawn.  Proportional  withdrawals result in a reduction to the Highest  Anniversary Value or 5% Roll-up value by reducing such value in the same  proportion as the Account  Value was reduced by the  withdrawal as of the date the  withdrawal occurred.  For example,  if your Highest  Anniversary Value or 5% Roll-up value is $125,000 and you subsequently  withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10%  reduction),  when  calculating  the optional  Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Annuities with joint Owners
For  Annuities  with Joint  Owners,  the Death  Benefits are  calculated  as shown above except that the age of the oldest of the Joint
Owners is used to determine  the Death  Benefit  Target Date.  NOTE:  If you and your spouse own the Annuity  jointly,  we will pay the
Death Benefit to the  Beneficiary.  If the sole primary  Beneficiary is the surviving  spouse,  then the surviving  spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefits are  calculated as shown above except that the age of the Annuitant is used to determine  the  Death  Benefit  Target  Date.  Payment  of the Death  Benefit  is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection Death Benefit and the Highest  Anniversary Value Death Benefit at any time. The
Combination  5% Roll-up and HAV Death  Benefit  may not be  terminated  once  elected.  The  optional  Death  Benefits  will  terminate automatically  on the Annuity Date. We may also  terminate  any optional  Death Benefit if necessary to comply with our  interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge  equal to 0.25% per year of the average  daily net assets of the  Sub-accounts  for each of the Highest  Anniversary
Value Death  Benefit and the Enhanced  Beneficiary  Protection  Death Benefit and 0.50% per year of the average daily net assets of the
Sub-accounts  for the  Combination  5% Roll-up and HAV Death  Benefit.  We deduct the charge for each of these  benefits to  compensate
American  Skandia for providing  increased  insurance  protection  under the optional Death Benefits.  The additional  annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

AMERICAN SKANDIA'S ANNUITY REWARDS

What is the Annuity Rewards benefit?
The  Annuity  Rewards  benefit  offers  Owners the  ability to capture  any market  gains  since the Issue Date of their  Annuity as an enhancement  to their current Death Benefit so their  Beneficiaries  will not receive less than the Annuity's  value as of the date the
Owner elects the benefit.  Under the Annuity  Rewards  benefit,  American  Skandia  guarantees  that the Death Benefit will not be less than:

         your Account  Value in the variable  investment  options plus the Interim Value in any Fixed  Allocations  as of the effective date of the Owner's election

         MINUS any proportional withdrawals* following the date of election

         PLUS any additional Purchase Payments applied to the Annuity following the date of election.

*    "Proportional  withdrawals"  are determined by calculating  the percentage of the Account Value that each  withdrawal  represented when withdrawn.  For example,  a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

The Annuity  Rewards  Death  Benefit  enhancement  does not affect the  calculation  of the basic Death  Benefit or any Optional  Death
Benefits  available  under the Annuity to the extent such benefit  provides for a change in the method of calculation  based on the age of the  decedent  as of the date of death.  If the Death  Benefit  amount  payable  under your  Annuity's  basic  Death  Benefit or any
Optional  Death  Benefits you purchase is greater than the enhanced  Death  Benefit under the Annuity  Rewards  benefit on the date the
Death Benefit is calculated, your Beneficiary will receive the higher amount.

Who is eligible for the Annuity Rewards benefit?
Owners can elect the Annuity  Rewards Death Benefit  enhancement  following the eighth (8th)  anniversary of the Annuity's  Issue Date.
However,  the election is subject to the  requirement  that their  Account  Value on the election  date is greater than the amount that would be payable to their  Beneficiary  under the Death  Benefit  provided  under the Annuity as of the election  date  (including  any amounts  payable under any optional  death benefit then in effect).  If an Owner is ineligible  when he or she applies for the optional benefit,  the Owner can elect the Annuity  Rewards Death Benefit  enhancement on any subsequent  date if they  otherwise  qualify.  The election  must occur before  annuity  payments  begin.  An Owner can only elect the Annuity  Rewards Death  Benefit  enhancement  once.
There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary
Except in the case of a spousal assumption as described below, in the event of your death, the death benefit must be distributed:
|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series  of  annuity  payments  not  extending  beyond  the life  expectancy  of the  Beneficiary  or over the life of the
         Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an election  prior to death benefit  proceeds  becoming due, a Beneficiary  can elect to receive the Death Benefit proceeds as a series of fixed annuity  payments  (annuity  payment options 1-4) or as a series of variable  annuity  payments  (annuity payment options 1-3 or 5 and 6).  See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your  spouse as your  Beneficiary.  If you and your  spouse  own the  Annuity  jointly,  we assume  that the sole  primary
Beneficiary  will be the surviving  spouse unless you elect an  alternative  Beneficiary  designation.  Unless you elect an alternative
Beneficiary  designation,  the spouse  Beneficiary  may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit payment.  Any Death Benefit  (including any optional Death  Benefits) that would have been payable to the  Beneficiary  will become the new Account  Value as of the date we receive due proof of death and any required  proof of a spousal  relationship.  As of the date the assumption is  effective,  the  surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new  purchaser of the same  attained  age. For purposes of  determining  any future Death  Benefit for the  surviving  spouse,  the new
Account  Value  will be  considered  as the  initial  Purchase  Payment.  No CDSC will apply to the new  Account  Value.  However,  any additional  Purchase  Payments  applied after the date the  assumption is effective  will be subject to all  provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

See the section  entitled  "Managing  Your  Annuity - Spousal  Contingent  Annuitant"  for a discussion  of the  treatment of a spousal
Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Qualified Beneficiary Continuation Option
The Code  provides  for  alternative  death  benefit  payment  options  when an Annuity is used as an IRA,  403(b) or other  "qualified investment"  that requires  Minimum  Distributions.  Upon the Owner's death under an IRA,  403(b) or other  "qualified  investment",  a
Beneficiary may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of receiving the death  benefit in a single  payment.  The available  payment  options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

|X|      If death occurs before the date Minimum  Distributions  must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death,  or over the life or life  expectancy of the designated  Beneficiary (as long as  payments  begin  by  December  31st of the  year  following  the  year  of  death).  However,  if the  spouse  is the
         Beneficiary,  the Death Benefit can be paid out over the life or life  expectancy  of the spouse with such payments  beginning no earlier  than  December  31st of the year  following  the year of death or December  31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

|X|      If death occurs after the date Minimum  Distributions  must begin under the Code,  the Death Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary  has the  flexibility to take out more each year than required under the Minimum  Distribution  rules.  Until  withdrawn, amounts in an IRA,  403(b) or other  "qualified  investment"  continue  to be tax  deferred.  Amounts  withdrawn  each year,  including amounts  that are  required  to be  withdrawn  under the Minimum  Distribution  rules,  are  subject to tax.  You may wish to consult a professional  tax  advisor for tax advice as to your  particular  situation.  See the  section  entitled  "How are  Distributions  From
Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2."

Upon election of this Qualified Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
|X|      the  Beneficiary  will be charged at an amount  equal to 1.40%  daily  against  the  average  daily  assets  allocated  to the
              Sub-accounts.
|X|      the Account Value will be equal to any Death Benefit  (including  any optional  Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
|X|      the Beneficiary may request  transfers among  Sub-accounts,  subject to the same limitations and restrictions  that applied to the Owner,  except that the  Sub-accounts  offered will be those  offered under the  Qualified  Beneficiary  Continuation option at the time the option is elected.
|X|      the Fixed  Allocations  will be those offered under the Qualified  Beneficiary  Continuation  option at the time the option is elected.
|X|      no additional Purchase Payments can be applied to the Annuity.
|X|      other optional Benefits will be those offered under the Qualified Beneficiary Continuation option at the time of election.
|X|      the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
|X|      the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.
|X|      upon the death of the  Beneficiary,  any  remaining  Account  Value will be paid in a lump sum to the  person(s)  named by the
              Beneficiary.
|X|      all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

Your Beneficiary  will be provided with a prospectus and settlement  option that will describe this option at the time he or she elects this option.  Please contact American Skandia for additional  information on the  availability,  restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes,  there are  exceptions  that apply no matter how your Death Benefit is  calculated.  There are  exceptions to the Death Benefit if the decedent was not the Owner or  Annuitant  as of the Issue Date and did not become the Owner or Annuitant  due to the prior  Owner's or Annuitant's  death.  Any Death Benefit  (including any optional Death Benefit) that applies will be suspended for a two-year  period from the date he or she first became Owner or Annuitant.  After the two-year  suspension period is completed,  the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death",  any  instructions we require to determine the method of payment and any other  written  representations  we require to determine  the proper  payment of the Death Benefit to all
Beneficiaries.  "Due proof of death" may include a certified  copy of a death  certificate,  a certified copy of a decree of a court of competent  jurisdiction as to the finding of death or other  satisfactory  proof of death.  Upon our receipt of "due proof of death" we automatically  transfer  the Death  Benefit to the AST Money Market  Sub-account  until we further  determine  the universe of eligible
Beneficiaries.  Once the universe of eligible  Beneficiaries  has been  determined  each eligible  Beneficiary  may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

Each  Beneficiary  must make an election as to the method they wish to receive their portion of the Death  Benefit.  Absent an election of a Death Benefit payment  method,  no Death Benefit can be paid to the  Beneficiary.  We may require  written  acknowledgment  of all named  Beneficiaries  before we can pay the Death  Benefit.  During the period  from the date of death  until we receive  all  required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the  accumulation  period,  the Annuity has an Account Value.  The Account Value is determined  separately for each  Sub-account allocation and for each Fixed  Allocation.  The Account Value is the sum of the values of each Sub-account  allocation and the value of each Fixed  Allocation.  The Account  Value does not reflect any CDSC that may apply to a withdrawal  or  surrender.  When  determining the Account  Value on a day more than 30 days prior to a Fixed  Allocation's  Maturity  Date,  the Account Value may include any Market
Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value  available to you on any day during the  accumulation  period.  The Surrender Value is equal to your Account  Value minus any CDSC,  the Annual  Maintenance  Fee,  the charge for any optional  benefits and any Market Value
Adjustment that may apply to any Fixed Allocation.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account,  you are purchasing units of the Sub-account.  Each Sub-account  invests  exclusively in shares of an underlying  Portfolio.  The value of the Units  fluctuates with the market  fluctuations  of the Portfolios.  The value of the Units also reflects the daily accrual for the Insurance  Charge,  the Distribution  Charge (if  applicable),  and if you elected one or more optional  benefits  whose annual charge is deducted  daily,  the  additional  charge made for such  benefits.  There may be several  different  Unit Prices for each  Sub-account  to reflect the  Insurance  Charge,  Distribution  Charge and the charges for any optional  benefits.  The Unit Price for the Units you purchase  will be based on the total  charges for the benefits that apply to your
Annuity.  See the section  entitled  "What  Happens to My Units When There is a Change in Daily  Asset-Based  Charges?"  for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each  Valuation  Day,  we  determine  the price for a Unit of each  Sub-account,  called the "Unit  Price."  The Unit Price is used for determining  the  value of  transactions  involving  Units of the  Sub-accounts.  We  determine  the  number of Units  involved  in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a  Sub-account.  On the Valuation  Day you make the  allocation,  the Unit Price is $14.83.  Your $5,000 buys 337.154 Units of the  Sub-account.  Assume that later,  you wish to transfer $3,000 of your Account Value out of that  Sub-account and into  another  Sub-account.  On the  Valuation  Day you  request  the  transfer,  the Unit Price of the  original  Sub-account  has increased to $16.79.  To transfer  $3,000,  we sell 178.677  Units at the current Unit Price,  leaving you 158.477  Units.  We then buy
$3,000 of Units of the new Sub-account at the Unit Price of $17.83.  You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the initial value  allocated to a Fixed  Allocation plus all interest  credited to a Fixed  Allocation as of the date  calculated.  The
Interim  Value does not include the impact of any Market  Value  Adjustment.  If you made any  transfers  or  withdrawals  from a Fixed
Allocation,  the Interim  Value will reflect the  withdrawal of those  amounts and any interest  credited to those amounts  before they were  withdrawn.  To determine  the Account  Value of a Fixed  Allocation  on any day more than 30 days prior to its Maturity  Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American  Skandia is generally open to process  financial  transactions  on those days that the New York Stock Exchange  (NYSE) is open for trading.  There may be  circumstances  where the NYSE does not open on a regularly  scheduled  date or time or closes at an earlier time  than  scheduled  (normally  4:00 p.m.  EST).  Financial  transactions  requested  before  the  close of the NYSE  which  meet our requirements  will be  processed  according  to the value next  determined  following  the close of  business.  Financial  transactions requested  on a  non-business  day or after the close of the NYSE  will be  processed  based on the  value  next  computed  on the next business day. There may be  circumstances  when the opening or closing time of the NYSE is different than other major stock  exchanges, such as NASDAQ or the American Stock  Exchange.  Under such  circumstances,  the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances where the NYSE is open, however,  due to inclement weather,  natural disaster or other circumstances  beyond our control,  our offices may be closed or our business  processing  capabilities may be restricted.  Under those  circumstances,  your
Account  Value may  fluctuate  based on  changes in the Unit  Values,  but you may not be able to  transfer  Account  Value,  or make a purchase or redemption request.

The NYSE is closed on the  following  nationally  recognized  holidays:  New Year's Day,  Martin  Luther  King,  Jr. Day,  Washington's
Birthday,  Good Friday,  Memorial Day, Independence Day, Labor Day,  Thanksgiving,  and Christmas.  On those dates, we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an emergency exists making redemption or valuation of securities held in the separate account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial  Purchase  Payments:  We are required to allocate your initial  Purchase  Payment to the  Sub-accounts  within two (2) business days after we receive all of our  requirements  at our office to issue the Annuity.  If we do not have all the required  information to allow us to issue your Annuity,  we may retain the Purchase Payment while we try to reach you or your  representative  to obtain all of our  requirements.  If we are unable to obtain all of our  required  information  within five (5)  business  days,  we are  required to return the Purchase  Payment to you at that time,  unless you  specifically  consent to our  retaining  the Purchase  Payment  while we gather the required  information.  Once we obtain the required  information,  we will invest the Purchase Payment and issue the Annuity within two (2) business days.  During any period that we are trying to obtain the required information, your money is not invested.

Additional  Purchase  Payments:  We will apply any  additional  Purchase  Payments on the  Valuation  Day that we receive the  Purchase
Payment at our  office  with  satisfactory  allocation  instructions.  We will  allocate  any  additional  Purchase  Payments  you make according to your most recent allocation instructions if none are provided.

Scheduled  Transactions:  "Scheduled"  transactions include transfers under a Dollar Cost Averaging,  rebalancing,  or asset allocation program,  Systematic  Withdrawals,  Minimum  Distributions or annuity payments.  Scheduled  transactions are processed and valued as of the date they are  scheduled,  unless the scheduled day is not a Valuation  Day. In that case,  the  transaction  will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled  Transactions:  "Unscheduled"  transactions include any other non-scheduled  transfers and requests for Partial Withdrawals or Free  Withdrawals or Surrenders.  Unscheduled  transactions  are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Medically-related  Surrenders & Death Benefits:  Medically-related  surrender  requests and Death Benefit claims require our review and evaluation  before  processing.  We price such  transactions  as of the date we receive at our Office all supporting  documentation  we require for such transactions and that are satisfactory to us.

Transactions in ProFunds VP Sub-accounts:  Generally,  purchase or redemption  orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current  Valuation Day.  However,  any purchase or redemption order or transfer request  involving the ProFunds VP  Sub-accounts  must be received by us no later than one hour prior to any  announced  closing of the applicable  securities  exchange  (generally,  3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such  financial  transactions  involving  a ProFunds VP  Sub-account  will be  extended  to1/2hour prior to any  announced  closing
(generally,   3:30  p.m.  Eastern  time)  for  transactions  submitted  electronically  through  American  Skandia's  Internet  website
(www.americanskandia.prudential.com).  You cannot  request a transaction  involving  the  purchase,  redemption or transfer of units in one of the ProFunds VP  Sub-accounts  between the applicable  "cut-off" time and 4:00 p.m.  Transactions  received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Distribution  Charge:  The  Distribution  Charge is deducted under your Annuity during Annuity Years 1-8. At the end of the 8th Annuity
Year, we will no longer deduct the  Distribution  Charge.  On the date the charge no longer  applies,  your Annuity will become subject to a different daily  asset-based  charge.  We will process a transaction  where your Account Value allocated to the Sub-accounts  will be used to purchase new Units of the  Sub-accounts  that  reflect the  Insurance  Charge (and the charge for any optional  benefits you have  elected) but not the  Distribution  Charge.  The number of Units  attributed to your Annuity will be decreased and the Unit Price of each unit of the  Sub-accounts  in which you invested will be increased.  The  adjustment in the number of Units and Unit Price will not affect your Account  Value.  Beginning  on that date,  your Account  Value will be  determined  based on the change in the value of
Units that reflect the Insurance Charge and any other optional benefits that you have elected.

Termination  of  Optional  Benefits:  Except for the  Guaranteed  Minimum  Income  Benefit and the  Combination  5% Roll-up and Highest
Anniversary Value Death Benefit which cannot be terminated by the owner once elected,  if any optional benefit  terminates,  we will no longer  deduct the charge we apply to purchase  the  optional  benefit.  On the date the charge no longer  applies,  your  Annuity will become  subject to a different  daily  asset-based  charge.  We will process a transaction  where your Account  Value  allocated to the
Sub-accounts  will be used to purchase new Units of the Sub-accounts  that reflect the Insurance  Charge,  the Distribution  Charge (if applicable)  and any  optional  benefit or program  still  elected,  but not the charge for the  optional  benefit or program  that you terminated.  The number of Units  attributed to your Annuity will be decreased and the Unit Price of each unit of the  Sub-accounts  in which you  invested  will be  increased.  The  adjustment  in the number of Units and Unit Price will not affect  your  Account  Value.
Beginning on that date,  your Account  Value will be  determined  based on the change in the value of Units that reflect the  Insurance
Charge, the Distribution Charge (if applicable) and any other optional benefits that you have elected.

TAX CONSIDERATIONS

The tax  considerations  associated  with the Annuity  vary  depending on whether the  contract is (i) owned by an  individual  and not associated with a tax-favored  retirement plan (including  contracts held by a non-natural  person,  such as a trust acting as an agent for a natural  person),  or (ii) held under a tax-favored  retirement plan. We discuss the tax  considerations  for these categories of contracts  below.  The discussion is general in nature and describes  only federal income tax law (not state or other tax laws).  It is based on current law and  interpretations,  which may change.  The discussion  includes a description  of certain  spousal rights under the contract and under  tax-qualified  plans.  Our  administration  of such spousal  rights and related tax reporting  accords with our understanding  of the Defense of Marriage Act (which  defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite  sex).  The  information  provided is not  intended as tax advice.  You should  consult  with a qualified  tax advisor for complete  information  and advice.  References  to purchase  payments  below  relates to your cost basis in your  contract.
Generally,  your cost basis in a contract not associated  with a tax-favored  retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

This contract may also be purchased as a  non-qualified  annuity (i.e., a contract not held under a tax-favored  retirement  plan) by a trust  or  custodial  IRA or  403(b)  account,  which  can hold  other  permissible  assets  other  than the  annuity.  The  terms  and administration  of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s,  as applicable,  are the responsibility of the applicable trustee or  custodian.

CONTRACTS  OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED  RETIREMENT PLANS)

 Taxes  Payable by You

We  believe the contract is an annuity  contract for tax  purposes.  Accordingly,  as a general  rule,  you should not pay any tax until you  receive  money  under the  contract.

Generally,  annuity  contracts  issued by the same  company  (and affiliates)  to you during the same  calendar  year must be treated as one annuity  contract  for  purposes of  determining  the amount subject to tax under the rules  described  below.

It is possible that the Internal  Revenue  Service (IRS) would assert that some or all of the charges for the optional  benefits under the contract should be treated for federal income tax purposes as a partial  withdrawal from the  contract.  If this were the case,  the charge for this  benefit  could be deemed a  withdrawal  and treated as taxable to the extent there are earnings in the contract.  Additionally,  for owners under age 591/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

If  the IRS  determines  that the charges for one or more benefits under the contract are taxable  withdrawals,  then the sole or  surviving  owner will be provided  with a notice  from us  describing  available  alternatives regarding these  benefits.

Taxes  on Withdrawals and Surrender

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary  income,  rather than as return of purchase  payments,  until all gain has been  withdrawn.  You will  generally be taxed on any  withdrawals  from the contract while you are alive even if the withdrawal is paid to someone  else.

If you assign or pledge all or part of your contract as collateral for a loan,  the part assigned  generally will be treated as a withdrawal.

If you transfer  your  contract for less than full  consideration,  such as by gift,  you will trigger tax on any gain in the contract.
This rule does not apply if you  transfer  the  contract  to your  spouse or under most  circumstances  if you  transfer  the  contract incident to divorce.

Taxes on Annuity  Payments

A  portion of each annuity  payment you receive will be treated as a partial  return of your purchase  payments and will not be taxed.  The  remaining  portion will be taxed as ordinary  income.  Generally,  the  nontaxable portion is determined by multiplying  the annuity payment you receive by a fraction,  the numerator of which is your purchase  payments
(less any amounts  previously  received  tax-free) and the denominator of which is the total expected payments under the contract.

After the full amount of your purchase  payments have been recovered  tax-free,  the full amount of the annuity payments will be taxable.  If annuity  payments stop due to the death of the annuitant  before the full amount of your purchase  payments have been recovered,  a tax deduction may be allowed for the  unrecovered  amount.

Tax  Penalty on Withdrawals  and Annuity  Payments

Any  taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:
o     the  amount  is paid on or after you reach age 591/2or die;
o     the amount received is attributable to your becoming disabled;
o     generally the amount  paid or  received  is in the form of  substantially  equal  payments  not less  frequently  than  annually  (Please  note  that substantially  equal  payments  must continue  until the later of reaching age 591/2or 5 years.  Modification  of payments  during that time period will result in retroactive application of the 10% tax penalty.); or
o     the  amount  received  is paid under an  immediate  annuity  contract  (in which  annuity  payments  begin  within one year of purchase).

Special  Rules in Relation to Tax-Free  Exchanges  Under Section  1035

Section  1035 of the Internal  Revenue Code of 1986, as
amended (Code) permits certain tax-free  exchanges of a life insurance,  annuity or endowment  contract for an annuity.  If the annuity is purchased  through a tax-free  exchange of a life  insurance,  annuity or endowment  contract that was purchased prior to August 14,
1982,  then any purchase  payments made to the original  contract  prior to August 14, 1982 will be treated as made to the new contract prior to that date.  [(See  Federal  Tax Status  section in the  Statement  of  Additional  Information.)]

Partial  surrenders  may be treated in the same way as tax-free  1035  exchanges  of entire  contracts,  therefore  avoiding  current  taxation of any gains in the contract  as well as the 10% tax  penalty on  pre-age  591/2  withdrawals.  The IRS has  reserved  the right to treat  transactions  it considers  abusive  as  ineligible  for this  favorable  partial  1035  exchange  treatment.  We do not know what  transactions  may be considered  abusive.  For example we do not know how the IRS may view early  withdrawals or  annuitizations  after a partial  exchange.
In addition,  it is unclear how the IRS will treat a partial  exchange from a life insurance,  endowment,  or annuity  contract into an immediate  annuity.  As of the date of this  prospectus,  we will accept a partial 1035 exchange from a  non-qualified  annuity into an immediate  annuity as a  "tax-free"  exchange  for future tax  reporting  purposes,  except to the extent that we, as a  reporting  and withholding  agent,  believe that we would be expected to deem the  transaction to be abusive.  However,  some insurance  companies may not recognize these partial  surrenders as tax-free  exchanges and may report them as taxable  distributions  to the extent of any gain distributed  as well as subjecting  the taxable  portion of the  distribution  to the 10% tax penalty.  We strongly urge you to discuss any transaction of this type with your tax advisor before  proceeding with the  transaction.

Taxes Payable by  Beneficiaries

The  death benefit  options are subject to income tax to the extent the  distribution  exceeds  the cost basis in the  contract.  The value of the death benefit, as determined under federal law, is also included in the owner's estate.

Generally,  the same tax rules  described  above would also apply to amounts  received by your  beneficiary.  Choosing any option other than a lump sum death benefit may defer taxes.  Certain minimum  distribution  requirements apply upon your death, as discussed further below.
Tax consequences to the beneficiary vary among the death benefit payment options.

o      Choice 1:   the   beneficiary   is  taxed  on earnings in the contract.
o      Choice 2:   the  beneficiary  is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).
o      Choice 3: the  beneficiary  is taxed on each payment  (part will be treated as earnings and part as return of premiums).

Considerations for Contingent  Annuitants:  There may be adverse tax consequences if a Contingent  Annuitant succeeds an Annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred  treatment  under certain  sections of the Code.
In general,  the Code is designed to prevent indefinite  deferral of tax.  Continuing the benefit of tax deferral by naming one or more
Contingent  Annuitants when the Annuity is owned by a non-qualified  trust might be deemed an attempt to extend the tax deferral for an indefinite  period.  Therefore,  adverse tax treatment may depend on the terms of the trust, who is named as Contingent  Annuitant,  as well as the  particular  facts and  circumstances.  You should  consult your tax advisor  before  naming a Contingent  Annuitant if you expect to use an Annuity in such a fashion.

Reporting and Withholding on  DistributionsTaxable  amounts  distributed  from your annuity  contracts are subject to federal and state income tax reporting and withholding.  In general,  we will withhold  federal income tax from the taxable portion of such  distribution based on the type of  distribution.  In the case of an annuity or similar  periodic  payment,  we will withhold as if you are a married individual with 3 exemptions  unless you designate a different  withholding  status.  In the case of all other  distributions,  we will withhold at a 10% rate.  You may generally  elect not to have tax withheld from your payments.  An election out of withholding  must be made on forms  that we  provide.

State  income  tax  withholding  rules  vary and we will  withhold  based on the rules of your State of residence.  Special tax rules apply to withholding for nonresident  aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different  withholding  rate may be  applicable to a  nonresident  alien based on the terms of an existing  income tax treaty between the United States and the  nonresident  alien's  country.  Please refer to the discussion  below  regarding  withholding rules for tax favored plans (for example, an IRA).

Regardless of the amount  withheld by us, you are liable for payment of federal and state income tax on the taxable  portion of annuity distributions.  You should  consult  with your tax  advisor  regarding  the  payment of the correct  amount of these  income  taxes and potential  liability if you fail to pay such taxes.

Annuity  Qualification

Diversification  And Investor  Control.  In order to qualify for the tax rules  applicable to annuity  contracts  described above, the assets underlying the variable investment options of the annuity contract must be diversified,  according to certain rules. We believe these diversification rules will be met.

An  additional requirement  for  qualification  for the tax  treatment  described  above is that we,  and not you as the  contract  owner,  must  have sufficient  control over the  underlying  assets to be treated as the owner of the  underlying  assets for tax purposes.  While we also believe these investor  control rules will be met, the Treasury  Department may promulgate  guidelines  under which a variable  annuity will not be treated as an annuity for tax  purposes if persons  with  ownership  rights have  excessive  control  over the  investments underlying such variable  annuity.  It is unclear whether such guidelines,  if in fact promulgated,  would have retroactive  effect. It is also unclear what effect,  if any, such guidelines may have on transfers  between the investment  options  offered  pursuant to this
Prospectus.  We will take any action,  including modifications to your Annuity or the investment options,  required to comply with such guidelines if  promulgated.

Please  refer to the Statement of Additional  information for further  information on these  Diversification and Investor Control  issues.

Required  Distributions  Upon Your Death. Upon your death,  certain  distributions  must be made under the contract.  The required  distributions  depend on whether you die before you start taking annuity  payments under the contract or after you start taking annuity  payments under the  contract.

If  you die on or after the annuity date, the remaining  portion of the interest in the contract must be distributed at least as rapidly as under the method of  distribution  being used as of the date of death.

If you die before the annuity date, the entire interest in the contract must be distributed  within 5 years after the date of death.  However, if a periodic  payment option is selected by your designated  beneficiary  and if such payments begin within 1 year of your death,  the value of the contract may be distributed  over the  beneficiary's  life or a period not exceeding the  beneficiary's  life  expectancy.
Your  designated  beneficiary  is the person to whom benefit  rights under the contract pass by reason of death,  and must be a natural person in order to elect a periodic  payment  option  based on life  expectancy  or a period  exceeding  five  years.

If the contract is payable to (or for the benefit of) your  surviving  spouse,  that  portion of the  contract  may be  continued  with your spouse as the owner.

Changes In The Contract.  We reserve the right to make any changes we deem  necessary to assure that the contract  qualifies as an annuity  contract for tax  purposes.  Any such changes will apply to all contract  owners and you will be given notice to the extent feasible under the circumstances.

Additional Information

o      The contract is held by a  corporation  or other entity  instead of by an individual or as agent for an individual.
o      Your contract was issued in exchange for a contract  containing  purchase payments made before August 14, 1982.
o      You transfer  your  contract to, or  designate,  a  beneficiary  who is either 37 1/2 years younger than you or a grandchild.
o      You  purchased  more  than one  annuity  contract  from the same  insurer  within  the same calendar year (other than contracts held by tax favored plans).

    CONTRACTS HELD BY TAX FAVORED PLANS

The  following  discussion  covers annuity  contracts held under  tax-favored  retirement plans.
Currently,  the contract may be purchased for use in connection  with  individual  retirement  accounts and annuities  (IRAs) which are subject to Sections  408(a),  408(b) and 408A of the Code. In addition,  this  contract may be purchased  for use in connection  with a corporate  Pension and  Profit-sharing  plan  (subject to 401(a) of the Code),  H.R.  10 plans (also known as Keogh  Plans,  subject to
401(a) of the Code),  Tax  Sheltered  Annuities  (subject to 403(b) of the Code,  also known as Tax Deferred  Annuities  or TDAs),  and
Section 457 plans (subject to 457 of the Code. This  description  assumes that you have satisfied the  requirements for eligibility for these products.

    This contract may also be purchased as a non-qualified  annuity (i.e., a contract not held under a tax-favored  retirement plan) by a trust or  custodial  IRA or  403(b)  account,  which  can hold  other  permissible  assets  other  than the  annuity.  The  terms and administration  of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s,  as applicable,  are the responsibility of the applicable trustee or custodian.

    You should be aware that tax favored plans such as IRAs generally provide income tax deferral  regardless of whether they invest in annuity  contracts.  This means that when a tax  favored  plan  invests in an annuity  contract,  it  generally  does not result in any additional taxbenefits (such as income tax deferral and income tax free transfers).

Types of Tax Favored Plans

    IRAs.  If you buy a contract for use as an IRA, we will provide you a copy of the  prospectus  and  contract.  The "IRA  Disclosure
Statement" contains  information about eligibility,  contribution  limits, tax particulars,  and other IRA information.  In addition to this  information  (some of which  is  summarized  below),  the IRS  requires  that you have a "free  look"  after  making  an  initial contribution to the contract.  During this time, you can cancel the contract by notifying us in writing,  and we will refund all of the purchase  payments under the contract (or, if provided by applicable  state law, the amount  credited under the contract,  if greater), less any applicable federal and state income tax withholding.

    Contributions  Limits/Rollovers.  Because of the way the contract is designed, you may purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified  retirement  plan, as a transfer from another IRA or as a current  contribution.  In 2004 the limit is $3,000;  increasing in 2005 to 2007, to $4,000; and for 2008, $5,000.  After 2008 the contribution  amount will be indexed for inflation.  The tax law also provides for a catch-up  provision for individuals  who are age 50 and above.  These taxpayers will be permitted to contribute an additional $500 in years 2004 to 2005 and an additional $1,000 in 2006 and years thereafter.

    The "rollover" rules under the Code are fairly  technical;  however,  an individual (or his or her surviving  spouse) may generally
"roll  over"  certain  distributions  from tax  favored  retirement  plans  (either  directly  or within 60 days from the date of these distributions)  if he or she  meets  the  requirements  for  distribution.  Once  you  buy  the  contract,  you can  make  regular  IRA contributions  under the contract (to the extent permitted by law).  However,  if you make such regular IRA  contributions,  you should note that you will not be able to treat the contract as a "conduit  IRA," which means that you will not retain  possible  favorable tax treatment if you subsequently  "roll over" the contract funds originally  derived from a qualified  retirement plan or TDA into another
Section 401(a) plan or TDA.

    Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o   You, as owner of the  contract,  must be the  "annuitant"  under the contract  (except in certain  cases  involving the division of property under a decree of divorce);

o    Your rights as owner are non-forfeitable;

o   You cannot sell, assign or pledge the contract;

o   The annual  contribution  you pay cannot be greater than the maximum amount allowed by law,  including  catch-up  contributions  if applicable (which does not include any rollover amounts);

o   The date on which annuity  payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and

o   Death and annuity payments must meet "minimum distribution requirements" described below.

    Usually,  the full amount of any distribution  from an IRA (including a distribution from this contract) which is not a rollover is taxable.  As taxable income,  these  distributions are subject to the general tax withholding rules described  earlier.  In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

o    A 10% "early distribution penalty" described below;

o   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

o   Failure to take a minimum distribution also described below.

    SEPs. SEPs are a variation on a standard IRA, and contracts  issued to a SEP must satisfy the same general  requirements  described under IRAs (above).  There are, however, some differences:

o   If you  participate in a SEP, you generally do not include in income any employer  contributions  made to the SEP on your behalf up to the lesser of (a) $41,000 in 2004 or (b) 25% of the employee's earned income (not including  contribution as "earned income" for these  purposes).  However,  for these  purposes,  compensation  in excess of  certain  limits  established  by the IRS will not be
    considered.   In 2004, this limit is $205,000;

o   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

o   SEPs for small employers  permit salary  deferrals up to $13,000 in 2004 with the employer making these  contributions  to the SEP.
    However, no new "salary reduction" or "SAR-SEPs" can be established after 1996.  Individuals  participating in a SARSEP who are age
    50 or above by the end of the year will be permitted to contribute an additional  $3,000 in 2004,  increasing in $1,000  increments per year until reaching $5,000 in 2006.  Thereafter, the amount is indexed for inflation.

You will also be provided the same  information,  and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

    ROTH IRAs. Like standard IRAs,  income within a Roth IRA accumulates  tax-free,  and  contributions are subject to specific limits.
Roth IRAs have, however, the following differences:

o   Contributions to a Roth IRA cannot be deducted from your gross income;

o "Qualified  distributions"  from a Roth IRA are excludable  from gross income.  A "qualified  distribution"  is a  distribution  that satisfies two  requirements:  (1) the distribution  must be made (a) after the owner of the IRA attains age 591/2; (b) after the owner's death;  (c) due to the owner's  disability;  or (d) for a qualified  first time  homebuyer  distribution  within the meaning of Section
72(t)(2)(F)  of the Code;  and (2) the  distribution  must be made in the year that is at least five tax years after the first year for which a contribution  was made to any Roth IRA  established for the owner or five years after a rollover,  transfer,  or conversion was made from a traditional IRA to a Roth IRA.  Distributions from a Roth IRA that are not qualified  distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

o   If eligible  (including  meeting income  limitations and earnings  requirements),  you may make  contributions  to a Roth IRA after attaining age 701/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

    Because of the way the contract is designed,  you may purchase a contract for a Roth IRA in connection with a "rollover" of amounts of another  traditional  IRA, conduit IRA, SEP,  SIMPLE-IRA,  a Roth IRA or with a current  contribution.  The Code permits persons who meet certain income limitations  (generally,  adjusted gross income under $100,000),  and who receive certain qualifying  distributions from such  non-Roth  IRAs,  to  directly  rollover  or make,  within 60 days,  a  "rollover"  of all or any part of the  amount of such distribution  to a Roth IRA which  they  establish.  This  conversion  triggers  current  taxation  (but is not  subject to a 10% early distribution  penalty).  Once the contract has been purchased,  regular Roth IRA contributions will be accepted to the extent permitted by law.

      TDAs.  You may own a TDA  generally  if you are either an employer or employee of a  tax-exempt  organization  (as defined  under
Code  Section 501 (c)(3)) or a public  educational  organization,  and you may make  contributions  to a TDA so long as the  employee's rights to the annuity are  nonforfeitable.  Contributions  to a TDA, and any  earnings,  are not taxable  until  distribution.  You may also make  contributions  to a TDA under a salary  reduction  agreement,  generally  up to a maximum of  $13,000  in 2004.  Individuals participating  in a TDA who are age 50 or above by the end of the year will be permitted to contribute  an  additional  $3,000 in 2004, increasing in $1,000  increments  per year until reaching  $5,000 in 2006.  Thereafter,  the amount is indexed for inflation.  Further, you may roll over TDA amounts to another TDA or an IRA.  You may also roll over TDA amounts to a qualified  retirement  plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions  (other than  "grandfathered"  amounts held as of December
31, 1988) may be made only on account of:

o   Your attainment of age 591/2;
o   Your severance of employment;
o   Your death;
o   Your total and permanent disability; or
o   Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

      In any event,  you must begin  receiving  distributions  from your TDA by April 1st of the calendar  year after the calendar year you turn age 701/2or retire, whichever is later.

    These  distribution  limits do not apply either to transfers or exchanges  of  investments  under the  contract,  or to any "direct transfer"  of your  interest in the  contract  to another TDA or to a mutual fund  "custodial  account"  described  under Code  Section
403(b)(7).

    Employer  contributions to TDAs are subject to the same general  contribution,  nondiscrimination,  and minimum participation rules applicable to "qualified" retirement plans.

Minimum Distribution Requirements and Payment Option

If you hold the contract under an IRA (or other  tax-favored  plan),  IRS minimum  distribution  requirements  must be satisfied.  This means  that  generally  payments  must  start by April 1 of the year  after  the year you reach age 701/2and must be made for each year thereafter.  The amount of the payment must at least equal the minimum required under the IRS rules.  Several choices are available for calculating the minimum amount.  More information on the mechanics of this calculation is available on request.  Please contact us at a reasonable  time before the IRS  deadline  so that a timely  distribution  is made.  Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

    You can use the Minimum Distribution option to satisfy the IRS minimum  distribution  requirements for this contract without either beginning annuity payments or surrendering the contract.  We will distribute to you this minimum  distribution  amount,  less any other partial withdrawals that you made during the year.

Although the IRS rules  determine the required  amount to be distributed  from your IRA each year,  certain  payment  alternatives  are still  available  to you. If you own more than one IRA, you can choose to satisfy your  minimum  distribution  requirement  for each of your IRAs by withdrawing that amount from any of your IRAs.

Penalty for Early Withdrawals

You may owe a 10% tax penalty on the taxable part of  distributions  received from an IRA,  SEP, Roth IRA, TDA or qualified  retirement plan before you attain age 591/2. Amounts are not subject to this tax penalty if:

o   the amount is paid on or after you reach age 591/2or die;

o   the amount received is attributable to your becoming disabled; or

o   generally the amount paid or received is in the form of  substantially  equal payments not less  frequently  than annually  (Please note that  substantially  equal  payments must continue until the later of reaching age 591/2or 5 years.  Modification  of payments during that time period will result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding

Unless a distribution is an eligible  rollover  distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations  described  above),  SEP, 457 government  plan or TDA, we will withhold  federal income tax at the rate of 20%. This
20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other  distributions,  unless you elect otherwise,  we will withhold federal income tax from the taxable portion of such  distribution at an appropriate  percentage.  The rate of withholding on annuity  payments where no mandatory  withholding  is required is determined on the basis of the  withholding  certificate  that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

o   For any  annuity  payments  not  subject  to  mandatory  withholding,  you will have taxes  withheld  by us as if you are a married individual, with 3 exemptions; and

o   For all other distributions, we will withhold at a 10% rate.

    We will  provide you with forms and  instructions  concerning  the right to elect that no amount be withheld  from  payments in the ordinary  course.  However,  you should  know that,  in any event,  you are liable for payment of federal  income  taxes on the taxable portion of the  distributions,  and you should consult with your tax advisor to find out more  information on your potential  liability if you fail to pay such taxes.  There may be additional state income tax withholding requirements.

ERISA Disclosure/Requirements

ERISA (the "Employee  Retirement  Income  Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these  purposes,  an IRA would also  constitute a "plan") from receiving any benefit from any party dealing with the  plan,  as a  result  of the  sale of the  contract.  Administrative  exemptions  under  ERISA  generally  permit  the sale of insurance/annuity  products to plans,  provided that certain  information  is disclosed to the person  purchasing  the  contract.  This information has to do primarily with the fees, charges,  discounts and other costs related to the contract,  as well as any commissions paid to any agent selling the contract.

    Information  about any applicable fees,  charges,  discounts,  penalties or adjustments may be found in the applicable  sections of this Prospectus.

    Information about sales representatives and commissions may be found in the sections of this Prospectus addressing  distribution of the Annuity.

    Please consult your tax advisor if you have any additional questions.

Spousal Consent Rules for Retirement Plans-- Qualified Contracts

If you are married at the time your  payments  commence,  you may be required by federal law to choose an income  option that  provides survivor  annuity  income to your  spouse,  unless your spouse  waives  that right.  Similarly,  if you are married at the time of your death,  federal law may require all or a portion of the death benefit to be paid to your spouse,  even if you  designated  someone else as your beneficiary.  A brief explanation of the applicable rules follows.  For more information,  consult the terms of your retirement arrangement.

    Defined  Benefit Plans,  Money Purchase  Pension Plans,  and ERISA 403(b)  Annuities.  If you are married at the time your payments commence,  federal law requires that benefits be paid to you in the form of a "qualified  joint and survivor  annuity"  (QJSA),  unless you and your spouse waive that right, in writing.  Generally,  this means that you will receive a reduced payment during your life and, upon your death,  your spouse will receive at least  one-half of what you were  receiving  for life.  You may elect to receive  another income option if your spouse  consents to the election and waives his or her right to receive the QJSA. If your spouse  consents to the alternative  form of payment,  your spouse may not receive any benefits  from the plan upon your death.  Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin  receiving  your benefit.  This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified  pre-retirement  survivor annuity" (QPSA). If the plan pays death  benefits to other  beneficiaries,  you may elect to have a  beneficiary  other than your spouse  receive the death benefit,  but only if your spouse  consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the  alternate  beneficiary,  your  spouse  will  receive no benefits  from the plan upon your  death.  Any QPSA  waiver  prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

    Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required.  Upon your death, your spouse will  receive the entire  death  benefit,  even if you  designated  someone  else as your  beneficiary,  unless your spouse consents  in writing to waive this  right.  Also,  if you are married  and elect an annuity as a periodic  income  option,  federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

    IRAs,  non-ERISA 403(b)  Annuities,  and 457 Plans.  Spousal consent to a distribution is not required.  Upon your death, any death benefit will be paid to your designated beneficiary.

Additional Information

For additional information about federal tax law requirements applicable to tax favored plans, see the IRA Disclosure Statement.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements and reports  required by applicable  law or regulation to you at your last known address of record.  You should therefore  give us prompt  notice of any address  change.  We reserve  the right,  to the extent  permitted  by law and subject to your prior consent, to provide any prospectus, prospectus supplements,  confirmations,  statements and reports required by applicable law or regulation to you through our Internet Website at  http://www.americanskandia.prudential.com  or any other electronic means,  including diskettes or CD ROMs.  We send a  confirmation  statement to you each time a  transaction  is made  affecting  Account  Value,  such as making additional Purchase Payments,  transfers,  exchanges or withdrawals.  We also send quarterly  statements  detailing the activity affecting your Annuity during the calendar quarter.  We may confirm regularly  scheduled  transactions,  such as the Annual Maintenance
Fee, systematic withdrawals (including 72(t) payments and required minimum distributions),  bank drafting,  dollar cost averaging,  and static  rebalancing,  in quarterly  statements  instead of confirming  them  immediately.  You should review the  information  in these statements  carefully.  You may request additional  reports.  We reserve the right to charge up to $50 for each such additional report.
We may also send an annual report and a semi-annual  report  containing  applicable  financial  statements for the Separate Account and the  Portfolios,  as of December 31 and June 30,  respectively,  to Owners or, with your prior consent,  make such documents  available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American  Skandia Life Assurance  Corporation  ("American  Skandia") is a stock life insurance  company  domiciled in Connecticut  with licenses in all 50 states,  the  District of Columbia  and Puerto  Rico.  American  Skandia is a  wholly-owned  subsidiary  of American
Skandia,  Inc.  ("ASI"),  whose ultimate parent is Prudential  Financial,  Inc. American Skandia markets its products to broker-dealers and financial  planners  through an internal field marketing  staff. In addition,  American  Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

American Skandia is in the business of issuing annuity and life insurance  products.  American  Skandia  currently offers the following products:  (a) flexible  premium deferred  annuities and single premium fixed deferred  annuities that are registered with the SEC; (b)
certain other fixed  deferred  annuities  that are not registered  with the SEC; and (c) both fixed and variable  immediate  adjustable annuities.

Effective May 1, 2003,  Skandia U.S. Inc.,  the sole  shareholder  of ASI,  which is the parent of American  Skandia,  was purchased by
Prudential  Financial,  Inc.  Prudential  Financial,  Inc. is a New Jersey insurance  holding company whose subsidiary  companies serve individual and  institutional  customers  worldwide and include The Prudential  Insurance  Company of America,  one of the largest life insurance  companies in the U.S.  These  companies  offer a variety of products and services,  including life  insurance,  property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration,  asset management,  securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company other than  American  Skandia has any legal  responsibility  to pay amounts that it owes under its annuity and variable life insurance  contracts.  However,  Prudential  Financial  exercises  significant  influence over the operations and capital  structure of
American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The  separate  accounts are where  American  Skandia sets aside and invests the assets of some of our  annuities.  In the  accumulation period,  assets  supporting  Account Values of the Annuities are held in a separate account  established under the laws of the State of
Connecticut.  We are the legal  owner of assets in the  separate  accounts.  In the payout  period,  assets  supporting  fixed  annuity payments and any adjustable  annuity payments we make available are held in our general  account.  Assets  supporting  variable annuity payment options may be invested in our separate  accounts.  Income,  gains and losses from assets allocated to these separate  accounts are credited to or charged against each such separate  account without regard to other income,  gains or losses of American  Skandia or of any other of our separate  accounts.  These assets may only be charged with  liabilities  which arise from the  Annuities  issued by
American  Skandia.  The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment  performance of such Sub-accounts.  However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in
Sub-accounts of American  Skandia Life Assurance  Corporation  Variable  Account B, also referred to as "Separate  Account B". Separate
Account B was  established  by us pursuant to  Connecticut  law on November  25,  1987.  Separate  Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  The name of each Sub-account generally  corresponds to the name of the underlying  Portfolio.  Each Sub-account in Separate
Account B may have several  different  Unit Prices to reflect the  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charges for any optional  benefits that are offered under this Annuity and other  annuities  issued by us through  Separate  Account B.
Separate  Account  B is  registered  with the SEC  under  the  Investment  Company  Act of 1940  ("Investment  Company  Act") as a unit investment trust, which is a type of investment company.  The SEC does not supervise  investment  policies,  management or practices of
Separate Account B.

Prior to November 18, 2002,  Separate  Account B was organized as a single  separate  account with six different  Sub-account  classes, each of which was registered as a distinct unit investment trust under the Investment  Company Act.  Effective  November 18, 2002, each
Sub-account  class of Separate  Account B was  consolidated  into the unit  investment  trust  formerly  named  American  Skandia  Life
Assurance  Corporation  Variable  Account B (Class 1  Sub-accounts),  which was  subsequently  renamed  American Skandia Life Assurance
Corporation  Variable  Account B. Each  Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each  combination  of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charge for each optional benefit offered under Annuity  contracts funded through  Separate  Account B. The  consolidation of Separate Account B had no impact on
Annuity Owners.

We reserve the right to make changes to the  Sub-accounts  available  under the Annuity as we determine  appropriate.  We may offer new
Sub-accounts,  eliminate  Sub-accounts,  or combine  Sub-accounts at our sole discretion.  We may also close Sub-accounts to additional
Purchase  Payments on existing  Annuity  contracts or close  Sub-accounts  for Annuities  purchased on or after specified dates. We may also substitute an underlying  mutual fund or portfolio of an underlying  mutual fund for another  underlying  mutual fund or portfolio of an  underlying  mutual fund,  subject to our receipt of any  exemptive  relief that we are  required to obtain under the  Investment
Company Act.  We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

Values and benefits based on allocations to the Sub-accounts  will vary with the investment  performance of the underlying mutual funds or fund  portfolios,  as applicable.  We do not guarantee the investment  results of any  Sub-account.  Your Account Value allocated to the  Sub-accounts  may increase or decrease.  You bear the entire  investment  risk.  There is no assurance  that the Account  Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D
During the  accumulation  period,  assets  supporting our  obligations  based on Fixed  Allocations  are held in American  Skandia Life
Assurance  Corporation  Separate Account D, also referred to as "Separate  Account D". Such obligations are based on the fixed interest rates we credit to Fixed  Allocations  and the terms of the Annuities.  These  obligations do not depend on the investment  performance of the assets in Separate Account D.  Separate Account D was established by us pursuant to Connecticut law.

There are no units in  Separate  Account  D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An  Annuity  Owner who allocates  a portion of their  Account  Value to  Separate  Account D does not  participate  in the  investment  gain or loss on assets maintained  in  Separate  Account  D. Such gain or loss  accrues  solely  to us.  We  retain  the risk that the value of the  assets in
Separate  Account D may drop below the  reserves and other  liabilities  we must  maintain.  Should the value of the assets in Separate
Account D drop below the reserve and other  liabilities  we must  maintain in relation to the  annuities  supported by such assets,  we will transfer  assets from our general account to Separate  Account D to make up the  difference.  We have the right to transfer to our general  account any assets of Separate  Account D in excess of such  reserves and other  liabilities.  We maintain  assets in Separate
Account D supporting a number of annuities we offer.

We currently employ  investment  managers to manage the assets  maintained in Separate Account D. Each manager we employ is responsible for  investment  management  of a different  portion of Separate  Account D. From time to time  additional  investment  managers may be employed or investment  managers may cease being  employed.  We are under no obligation to employ or continue to employ any  investment manager(s) and have sole discretion over the investment managers we retain.

We are not  obligated to invest  according to specific  guidelines  or strategies  except as may be required by  Connecticut  and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying  mutual fund is registered as an open-end  management  investment  company under the Investment  Company Act. Shares of the  underlying  mutual fund  portfolios  are sold to separate  accounts of life  insurance  companies  offering  variable  annuity and variable life insurance products.  The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying  mutual funds in which the Sub-accounts  invest.  However,  under SEC rules, you have voting rights in relation to Account Value  maintained in the  Sub-accounts.  If an underlying  mutual fund  portfolio  requests a vote of  shareholders,  we will vote our shares  based on  instructions  received  from Owners with  Account  Value  allocated  to that
Sub-account.  Owners  have the right to vote an amount  equal to the number of shares  attributable  to their  contracts.  If we do not receive voting  instructions in relation to certain  shares,  we will vote those shares in the same manner and proportion as the shares for which we have  received  instructions.  We will furnish  those  Owners who have Account  Value  allocated  to a  Sub-account  whose underlying  mutual fund  portfolio has requested a "proxy" vote with proxy  materials and the necessary  forms to provide us with their voting  instructions.  Generally,  you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment  strategy,  adoption of a new investment advisory  agreement,  or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia  Trust (the  "Trust")  has  obtained an  exemption  from the  Securities  and  Exchange  Commission  that permits its co-investment  advisers,  American  Skandia  Investment  Services,  Incorporated  ("ASISI") and Prudential  Investments LLC, subject to approval by the Board of Trustees of the Trust, to change  sub-advisors for a Portfolio and to enter into new sub-advisory  agreements, without  obtaining  shareholder  approval of the changes.  This exemption  (which is similar to exemptions  granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate  the efficient  supervision  and management of the sub-advisors by ASISI,  Prudential  Investments LLC and the Trustees. The Trust is required,  under the terms of the exemption,  to provide certain  information to shareholders  following these types of changes.  We may add new Sub-accounts that invest in a series of underlying  funds other than the Trust that is managed by an  affiliate.  Such  series of funds may have a similar  order from the SEC.
You also should review the prospectuses for the other  underlying  funds in which various  Sub-accounts  invest as to whether they have obtained similar orders from the SEC.

Material Conflicts
It is possible  that  differences  may occur  between  companies  that offer  shares of an  underlying  mutual fund  portfolio to their respective  separate  accounts  issuing  variable  annuities  and/or  variable  life  insurance  products.  Differences  may also occur surrounding  the offering of an underlying  mutual fund portfolio to variable life insurance  policies and variable  annuity  contracts that we offer. Under certain  circumstances,  these differences could be considered  "material  conflicts," in which case we would take necessary  action to protect  persons with voting rights under our variable  annuity  contracts and variable  life  insurance  policies against persons with voting rights under other insurance  companies'  variable  insurance  products.  If a "material  conflict" were to arise between owners of variable  annuity  contracts and variable life insurance  policies issued by us we would take necessary  action to treat  such  persons  equitably  in  resolving  the  conflict.  "Material  conflicts"  could  arise  due to  differences  in  voting instructions  between owners of variable life insurance and variable annuity contracts of the same or different  companies.  We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia
American  Skandia or our affiliates have entered into  agreements with the investment  adviser or distributor of many of the underlying
Portfolios.  Under the terms of these agreements,  American Skandia provides  administrative and support services to the Portfolios for which it receives a fee of up to 0.50%  (currently)  of the average  assets  allocated  to the  Portfolios  under the Annuity  from the investment  adviser,  distributor  and/or the fund. Any fees payable will be consistent with the services rendered or the expected cost savings  resulting  from the  arrangement.  These  agreements  may be different for each  underlying  mutual fund whose  portfolios are offered as Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American  Skandia  Marketing,  Incorporated  ("ASM"),  a wholly-owned  subsidiary of American  Skandia,  Inc., is the  distributor  and principal  underwriter of the securities  offered through this prospectus.  ASM acts as the distributor of a number of annuity and life insurance  products we offer and  co-distributor of American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual  funds.  ASM also acts as an  introducing  broker-dealer  through  which it  receives  a portion  of  brokerage  commissions  in connection  with  purchases  and sales of  securities  held by  portfolios  of American  Skandia  Trust which are offered as underlying investment options under the Annuity.

ASM's principal  business  address is One Corporate Drive,  Shelton,  Connecticut  06484. ASM is registered as broker-dealer  under the
Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous  basis. ASM enters into  distribution  agreements with  broker-dealers  who are registered under the  Exchange  Act and with  entities  that may offer the Annuity  but are exempt from  registration  ("firms").  Applications  for the
Annuity are solicited by registered  representatives of those firms. Such  representatives  will also be our appointed insurance agents under state insurance law.  In addition, ASM may offer the Annuity directly to potential purchasers.

Commissions are paid to firms on sales of the Annuity according to one or more schedules.  The individual  representative  will receive a portion of the  compensation,  depending on the  practice of his or her firm.  Commissions  are  generally  based on a percentage  of
Purchase  Payments  made,  up to a maximum of 7.0%.  Alternative  compensation  schedules  are  available  that provide a lower initial commission  plus ongoing  annual  compensation  based on all or a portion of Account  Value.  We may also provide  compensation  to the distributing  firm for  providing  ongoing  service to you in relation  to the  Annuity.  Commissions  and other  compensation  paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In  addition,  in an effort to promote  the sale of our  products  (which may include the  placement  of ASLAC  and/or the Annuity on a preferred or  recommended  company or product list and/or access to the firm's  registered  representatives),  we or ASM may enter into compensation  arrangements  with  certain  broker-dealer  firms or  branches  of such firms with  respect to certain or all  registered representatives  of such firms under which such firms may receive  separate  compensation  or  reimbursement  for,  among other things, training of sales personnel  and/or  marketing  and/or  administrative  and/or other services they provide to us or our affiliates.  To the extent  permitted by NASD rules and other  applicable laws and regulations,  ASM may pay or allow other  promotional  incentives or payments  in the form of cash or  non-cash  compensation.  These  arrangements  may not be  offered  to all firms and the terms of such arrangements  may differ  between firms.  You should note that firms and  individual  registered  representatives  and branch  managers within some firms  participating in one of these compensation  arrangements might receive greater  compensation for selling the Annuity than for selling a different annuity that is not eligible for these  compensation  arrangements.  While compensation is generally taken into account as an expense in considering the charges  applicable to an annuity product,  any such  compensation  will be paid by us or
ASM and will not result in any additional  charge to you. Overall  compensation  paid to the distributing  firm does not exceed,  based on  actuarial  assumptions,  8.5% of the total  Purchase  Payments  made.  Your  registered  representative  can  provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

Advertising:  We may advertise  certain  information  regarding the performance of the investment  options.  This  information may help you review the performance of the investment  options and provide a basis for comparison  with other  annuities.  This  information may be less useful when  comparing  the  performance  of the  investment  options with other  savings or  investment  vehicles.  Such other investments  may  not  provide  some  of the  benefits  of  annuities,  or may  not be  designed  for  long-term  investment  purposes.
Additionally, other savings or investment vehicles may not receive the beneficial tax treatment given to annuities under the Code.

We may advertise the  performance  of the  Portfolios in the form of "Standard" and  "Non-standard"  Total Returns  calculated for each
Sub-account.  "Standard  Total Return" figures assume a hypothetical  initial  investment of $1,000  allocated to a Sub-account  during the most recent,  one, five and ten year periods (or since the inception date that the Portfolio has been offered as a Sub-account,  if less).  "Standard Total Return" figures assume that the applicable  Insurance Charge,  Distribution  Charge and the Annual  Maintenance
Fee are deducted and that the Annuity is surrendered at the end of the applicable  period,  meaning that any Contingent  Deferred Sales
Charge that would apply upon surrender is also deducted.  "Non-standard  Total Return" figures include any performance  figures that do not meet the SEC's rules for Standard  Total  Returns.  Non-standard  Total Returns are  calculated in the same manner as  standardized returns  except that the figures may not reflect all fees and charges.  In  particular,  they may assume no surrender at the end of the applicable period so that the CDSC does not apply.  "Non-standard  Total Returns" may also assume that the Annual  Maintenance Fee does not apply due to the average Account Value being greater than $100,000,  where the charge is waived.  Standard and  Non-standard  Total
Returns will not reflect the  additional  asset-based  charges that are deducted when you elect any optional  benefits.  The additional cost associated with any optional  benefits you elected will reduce your  performance.  Non-standard  Total Returns must be accompanied by Standard Total Returns.

Some of the underlying  Portfolios existed prior to the inception of these  Sub-accounts.  Performance quoted in advertising  regarding such  Sub-accounts may indicate  periods during which the Sub-accounts  have been in existence but prior to the initial offering of the
Annuities,  or  periods  during  which  the  underlying  Portfolios  have  been in  existence,  but the  Sub-accounts  have  not.  Such hypothetical  historical  performance  is calculated  using the same  assumptions  employed in  calculating  actual  performance  since inception  of the  Sub-accounts.  Hypothetical  historical  performance  of the  underlying  Portfolios  prior to the  existence of the
Sub-accounts may only be presented as Non-standard Total Returns.

We may advertise the performance of money market-type  Sub-accounts  using a measure of the "current and effective yield".  The current yield of a money  market-type  Sub-account is calculated  based upon the previous  seven-day  period ending on the date of calculation.
The effective yield of a money  market-type  Sub-account  reflects the  reinvestment of net income earned daily on the assets of such a
Sub-account.  The current and effective  yields reflect the Insurance  Charge,  Distribution  Charge (if applicable) and the charge for any  optional  benefits  (if  applicable)  deducted  against the  Sub-account.  In a low interest  rate  environment,  yields for money market-type  Sub-accounts,  after  deduction  of the  Insurance  Charge,  Distribution  Charge (if  applicable)  and the charge for any optional  benefits (if applicable) may be negative even though the yield (before  deducting for such charges) is positive.  Current and effective yield  information  will fluctuate.  This information may not provide a basis for comparisons with deposits in banks or other institutions  which pay a fixed yield over a stated  period of time,  or with  investment  companies  which do not serve as  underlying mutual funds for variable annuities and/or do not have additional  asset-based  charges deducted for the insurance  protection provided by the Annuity.

Performance  information on the  Sub-accounts is based on past performance  only and is not an indication or  representation  of future performance.  Performance of the Sub-accounts is not fixed.  Actual  performance will depend on the type,  quality and, for some of the
Sub-accounts,  the  maturities  of the  investments  held by the  underlying  mutual funds or  portfolios  and upon  prevailing  market conditions and the response of the underlying  mutual funds to such conditions.  Actual  performance will also depend on changes in the expenses of the underlying mutual funds or portfolios.  Such changes are reflected,  in turn, in the Sub-accounts  which invest in such underlying  mutual fund or portfolio.  In addition,  the total amount of asset-based  charges  assessed  against each  Sub-account will affect performance.

The information we may advertise  regarding the Fixed  Allocations may include the then current  interest rates we are crediting to new
Fixed  Allocations.  Information  on current rates will be as of the date  specified in such  advertisement.  Rates will be included in advertisements  to the extent  permitted by law. Given that the actual rates  applicable to any Fixed  Allocation are as of the date of any such Fixed  Allocation's  Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute  may also compare the  performance  of our  Sub-accounts  with:  (a) certain  unmanaged  market  indices, including  but not limited to the Dow Jones  Industrial  Average,  the Standard & Poor's 500, the NASDAQ 100, the Shearson  Lehman Bond
Index, the Frank Russell non-U.S.  Universal Mean, the Morgan Stanley Capital  International  Index of Europe, Asia and Far East Funds,
and the Morgan Stanley Capital  International World Index; and/or (b) other management  investment companies with investment objectives similar to the mutual  fund or  portfolio  underlying  the  Sub-accounts  being  compared.  This may include  the  performance  ranking assigned by various publications,  including but not limited to the Wall Street Journal,  Forbes,  Fortune,  Money, Barron's,  Business
Week, USA Today and statistical  services,  including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity
and Closed End Survey,  the Variable  Annuity  Research Data Survey,  SEI, the  Morningstar  Mutual Fund Sourcebook and the Morningstar
Variable Annuity/Life Sourcebook.

American  Skandia Life Assurance  Corporation  may advertise its rankings  and/or ratings by independent  financial  ratings  services.
Such  rankings may help you in  evaluating  our ability to meet our  obligations  in relation to Fixed  Allocations,  pay minimum death benefits,  pay annuity  payments or  administer  Annuities.  Such rankings and ratings do not reflect or relate to the  performance  of
Separate Account B.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
American  Skandia  publishes  annual and quarterly  reports that are filed with the SEC. These reports  contain  financial  information about  American  Skandia that is annually  audited by  independent  accountants.  American  Skandia's  annual report for the year ended
December 31, 2003,  together with subsequent  periodic  reports that American Skandia files with the SEC, are incorporated by reference into this  prospectus.  You can obtain copies,  at no cost, of any and all of this  information,  including the American Skandia annual report that is not ordinarily  mailed to contract owners,  the more current reports and any subsequently  filed documents at no cost by contacting us at American  Skandia - Variable  Annuities;  P.O. Box 7040;  Bridgeport,  CT 06601-7040  (Telephone:  203-926-1888).  The
SEC file number for  American  Skandia is  33-44202.  You may read and copy any filings  made by American  Skandia  with the SEC at the
SEC's Public  Reference  Room at 450 Fifth Street,  Washington,  D.C.  20549-0102.  You can obtain  information on the operation of the
Public  Reference  Room by calling (202)  942-8090.  The SEC maintains an Internet site that contains  reports,  proxy and  information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

FINANCIAL STATEMENTS
The financial  statements of the separate  account and American  Skandia Life  Assurance  Corporation  are included in the Statement of
Additional Information.

HOW TO CONTACT US
You can contact us by:
|X|      calling Skandia's telephone automated response system at 1-800-766-4530.
|X|      writing to us via regular mail at American Skandia - Variable Annuities,  P.O. Box 7040,  Bridgeport,  Connecticut  06601-7040
       OR for express mail American Skandia - Variable  Annuities,  One Corporate Drive,  Shelton,  Connecticut 06484. NOTE: Failure to
       send mail to the proper address may result in a delay in our receiving and processing your request.
|X|      sending an email to service@prudential.com or visiting our Internet Website at www.americanskandia.prudential.com.
|X|      accessing information about your Annuity through our Internet Website at www.americanskandia.prudential.com.

You can obtain account  information by calling our automated  response system and at  www.americanskandia.prudential.com,  our Internet
Website.  Our Customer Service  representatives  are also available  during business hours to provide you with  information  about your account.  You can request  certain  transactions  through our  telephone  voice  response  system,  our  Internet  Website or through a customer service  representative.  You can provide authorization for a third party, including your attorney-in-fact  acting pursuant to a power of attorney,  to access your account  information and perform certain  transactions on your account.  You will need to complete a form provided by us which  identifies those  transactions  that you wish to authorize via telephonic and electronic means and whether you wish to  authorize a third  party to perform any such  transactions.  Please note that unless you tell us  otherwise,  we deem that all  transactions  that are directed by your  investment  professional  with respect to your  Annuity have been  authorized  by you. We require that you or your  representative  provide proper  identification  before performing  transactions over the telephone or through our  Internet  Website.  This may  include a  Personal  Identification  Number  (PIN) that will be  provided  to you upon issue of your
Annuity   or  you   may   establish   or   change   your   PIN    by   calling   our   automated   response   system   and  at
www.americanskandia.prudential.com,  our Internet  Website.  Any third party that you authorize to perform  financial  transactions  on your account will be assigned a PIN for your account.

Transactions  requested via telephone are recorded.  To the extent  permitted by law, we will not be responsible for any claims,  loss, liability  or  expense  in  connection  with a  transaction  requested  by  telephone  or  other  electronic  means if we acted on such transaction  instructions after following  reasonable  procedures to identify those persons authorized to perform  transactions on your
Annuity  using  verification  methods  which may include a request for your Social  Security  number,  PIN or other form of  electronic identification.  We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic  information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular and/or express mail will be the only means by which we will accept  transaction  instructions when telephonic,  facsimile,  Internet or any other electronic means are unavailable or delayed.
American  Skandia  reserves  the  right to limit,  restrict  or  terminate  telephonic,  facsimile,  Internet  or any other  electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as  indemnification  for  liabilities  arising  under the  Securities  Act of 1933 (the  "Securities  Act") may be permitted to directors,  officers or persons controlling the registrant pursuant to the foregoing provisions,  the registrant has been informed that in the  opinion  of the SEC such  indemnification  is  against  public  policy as  expressed  in the  Securities  Act and is  therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this  Prospectus,  American  Skandia and its  affiliates  are not  involved in any legal  proceedings  outside of the ordinary  course of business.  American  Skandia and its  affiliates are involved in pending and  threatened  legal  proceedings in the normal  course of its business,  however,  we do not  anticipate  that the outcome of any such legal  proceedings  will have a material adverse  affect  on the  Separate  Account,  or  American  Skandia's  ability  to meet its  obligations  under the  Annuity,  or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

                                 APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  All or some of these  Sub-accounts  are available as investment  options for other variable  annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units:  The  following  table shows:  (a) the Unit Price,  as of the dates  shown,  for Units in each of the
Sub-accounts of Separate  Account B that are being offered  pursuant to this  Prospectus;  and (b) the number of Units  outstanding for each such  Sub-account  as of the dates shown.  Since  November 18, 2002,  we have been  determining,  on a daily basis,  multiple Unit
Prices for each  Sub-account of Separate  Account B. We compute  multiple Unit Prices because several of our variable  annuities invest in the same  Sub-accounts,  and these annuities deduct varying charges that correspond to each combination of the applicable  Insurance
Charge,  Distribution  Charge (when applicable) and the charges for each optional benefit.  Where an asset-based  charge  corresponding to a particular  Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity,  the
Unit Price for the new annuity will be  identical  to that of the  existing  annuity.  In such cases,  we will for  reference  purposes depict,  in the  condensed  financial  information  for the new  annuity,  Unit  Prices  of the  existing  annuity.  The  year in which operations  commenced in each such  Sub-account is noted in  parentheses.  To the extent a Sub-account  commenced  operations  during a particular  calendar year, the Unit Price as of the end of the period  reflects only the partial year results from the  commencement of operations  until December 31st of the applicable  year. When a Unit Price was first  calculated for a particular  Sub-account,  we set the price of that Unit at $10.00  per Unit.  Thereafter,  Unit  Prices  vary  based on market  performance.  Unit  Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2004.

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Strong International Equity 1 (1989)
     With No Optional Benefits
     Unit Price                                           $7.13           5.53           6.86          8.99
     Number of Units                                    362,254        153,652        136,976        33,897
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.81           9.96              -             -
     Number of Units                                     57,874         19,651              -             -
     With GMWB
     Unit Value                                          $10.81              -              -             -
     Number of Units                                      1,808              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.77           9.95              -             -
     Number of Units                                      8,138            293              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.81              -              -             -
     Number of Units                                        106              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.74              -              -             -
     Number of Units                                     17,098              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST William Blair International Growth 2(1997)
     With No Optional Benefits
     Unit Price                                          $14.32          10.35          14.10         18.68
     Number of Units                                  1,166,396          7,064          5,277         6,782
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.41           9.72              -             -
     Number of Units                                    470,320         19,565              -             -
     With GMWB
     Unit Value                                          $10.56              -              -             -
     Number of Units                                     18,507              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.38           9.72              -             -
     Number of Units                                     54,833         16,068              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.56              -              -             -
     Number of Units                                      6,110              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.34              -              -             -
     Number of Units                                    103,740              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST American Century International Growth 3
(1997)
     With No Optional Benefits
     Unit Price                                           $6.93           5.62           7.06          9.84
     Number of Units                                    308,238         73,893         60,129        32,368
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.94           9.70              -             -
     Number of Units                                     74,130          4,261              -             -
     With GMWB
     Unit Value                                          $10.60              -              -             -
     Number of Units                                      4,036              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.90           9.69              -             -
     Number of Units                                     12,160            944              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.87              -              -             -
     Number of Units                                        810              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST DeAM International Equity 4 (1994)
     With No Optional Benefits
     Unit Price                                           $5.86           4.43           5.41          8.08
     Number of Units                                     91,736         32,967         29,954        20,311
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.92           9.80              -             -
     Number of Units                                     20,245          4,776              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.88           9.79              -             -
     Number of Units                                        632            279              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.85              -              -             -
     Number of Units                                      5,504              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST MFS Global Equity (1999)
     With No Optional Benefits
     Unit Price                                           $9.40           7.48           8.64          9.72
     Number of Units                                    123,219         46,925         49,536        23,151
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.36           9.87              -             -
     Number of Units                                     34,777          1,488              -             -
     With GMWB
     Unit Value                                          $10.76              -              -             -
     Number of Units                                        421              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.33              -              -             -
     Number of Units                                        416              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.29              -              -             -
     Number of Units                                      4,306              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST PBHG Small-Cap Growth 5 (1994)
     With No Optional Benefits
     Unit Price                                          $17.38          12.12          18.70         20.25
     Number of Units                                    145,364          6,331          2,439           978
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.56           9.48              -             -
     Number of Units                                     52,103          6,251              -             -
     With GMWB
     Unit Value                                          $10.30              -              -             -
     Number of Units                                      3,356              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.53              -              -             -
     Number of Units                                      8,575              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.49              -
     Number of Units                                      9,676              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST DeAM Small-Cap Growth 6 (1999)
     With No Optional Benefits
     Unit Price                                           $6.86           4.71           6.48          9.17
     Number of Units                                    258,089         44,611         41,602        35,743
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.13           9.72              -             -
     Number of Units                                     27,101          2,506              -             -
     With GMWB
     Unit Value                                          $10.36              -              -             -
     Number of Units                                      1,850              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $14.09           9.72              -             -
     Number of Units                                      7,018            277              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.35              -              -             -
     Number of Units                                      1,939              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $14.05              -              -             -
     Number of Units                                      1,850              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Federated Aggressive Growth (2000)
     With No Optional Benefits
     Unit Price                                           $8.33           4.98           7.12          9.08
     Number of Units                                    859,909         25,040         10,912           243
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.47           9.87              -             -
     Number of Units                                    164,946         14,007              -             -
     With GMWB
     Unit Value                                          $10.55              -              -             -
     Number of Units                                      8,491              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $16.42           9.86              -             -
     Number of Units                                     18,658          5,370              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.55              -              -             -
     Number of Units                                      1,546              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.38              -              -             -
     Number of Units                                     37,078              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Gabelli Small-Cap Value 7 (1997)
     With No Optional Benefits
     Unit Price                                          $14.47          10.79          12.06         11.41
     Number of Units                                    962,965         66,744         33,608        15,339
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.49          10.09              -             -
     Number of Units                                    344,340         32,914              -             -
     With GMWB
     Unit Value                                          $10.69              -              -             -
     Number of Units                                     14,484              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.45          10.08              -             -
     Number of Units                                     37,207          6,048              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.68              -              -             -
     Number of Units                                      2,140              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.41              -              -             -
     Number of Units                                    100,155              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST DeAM Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.89           7.69              -             -
     Number of Units                                    131,066            124              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.25          10.09              -             -
     Number of Units                                     30,696          1,519              -             -
     With GMWB
     Unit Value                                          $10.70              -              -             -
     Number of Units                                      1,456              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $14.21              -              -             -
     Number of Units                                      7,542              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $14.17              -              -             -
     Number of Units                                     10,756              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Goldman Sachs Mid-Cap Growth 8 (2000)
     With No Optional Benefits
     Unit Price                                           $3.87           2.98           4.15          7.03
     Number of Units                                  1,535,565         28,812         17,882         2,473
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.81           9.88              -             -
     Number of Units                                    170,457         11,936              -             -
     With GMWB
     Unit Value                                          $10.52              -              -             -
     Number of Units                                      4,600              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.77           9.88              -             -
     Number of Units                                     20,463          5,904              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.51              -              -             -
     Number of Units                                      2,424              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.73              -              -             -
     Number of Units                                     37,400              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Neuberger Berman Mid-Cap Growth 9 (1994)
     With No Optional Benefits
     Unit Price                                           $6.23           4.83           7.11          9.71
     Number of Units                                    371,267         56,712         51,711        36,882
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.24           9.52              -             -
     Number of Units                                     96,132          4,640              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.20           9.51              -             -
     Number of Units                                     12,416            915              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.17              -              -             -
     Number of Units                                     16,702              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Neuberger Berman Mid-Cap Value 10 (1993)
     With No Optional Benefits
     Unit Price                                          $13.82          10.26          11.62         12.13
     Number of Units                                    781,348         69,657         56,219        16,574
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.40           9.98              -             -
     Number of Units                                    268,150         16,671              -             -
     With GMWB
     Unit Value                                          $10.86              -              -             -
     Number of Units                                      7,071              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.37           9.98              -             -
     Number of Units                                     40,022          5,947              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.85              -              -             -
     Number of Units                                      4,186              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -              -             -
     Number of Units                                     87,253              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Alger All-Cap Growth (2000)
     With No Optional Benefits
     Unit Price                                           $6.06           4.53           7.14          8.68
     Number of Units                                    200,264         61,001         56,649        30,915
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.50           9.37              -             -
     Number of Units                                     34,250          1,959              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.47              -              -             -
     Number of Units                                      2,323              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.43              -              -             -
     Number of Units                                     10,356              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Gabelli All-Cap Value (2000)
     With No Optional Benefits
     Unit Price                                          $10.21           7.61           9.72         10.07
     Number of Units                                    140,873         38,982         26,857        12,895
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.44          10.05              -             -
     Number of Units                                     33,721          2,516              -             -
     With GMWB
     Unit Value                                          $10.79              -              -             -
     Number of Units                                      1,880              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.41              -              -             -
     Number of Units                                      2,046              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.37              -              -             -
     Number of Units                                     12,627              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST T. Rowe Price Natural Resources (1995)
     With No Optional Benefits
     Unit Price                                          $13.75          10.42          11.18         11.24
     Number of Units                                     75,013          4,994          1,879           -0-
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.74          10.44              -             -
     Number of Units                                     20,929          1,940              -             -
     With GMWB
     Unit Value                                          $11.25              -              -             -
     Number of Units                                      1,184              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.70              -              -             -
     Number of Units                                      1,910              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.66              -              -             -
     Number of Units                                     24,634              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Alliance Growth 11 (1996)
     With No Optional Benefits
     Unit Price                                           $5.93           4.86           7.12          8.46
     Number of Units                                    263,698        106,056        106,762        97,356
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.39           9.35              -             -
     Number of Units                                     28,954          1,038              -             -
     With GMWB
     Unit Value                                          $10.27              -              -             -
     Number of Units                                      7,530              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.35           9.34              -             -
     Number of Units                                      4,138            618              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.32              -              -             -
     Number of Units                                      2,206              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST MFS Growth (1999)
     With No Optional Benefits
     Unit Price                                           $6.44           5.31           7.48          9.68
     Number of Units                                    893,170        112,701         47,656         3,089
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.47           9.47              -             -
     Number of Units                                    188,109         18,241              -             -
     With GMWB
     Unit Value                                          $10.22              -              -             -
     Number of Units                                      7,308              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.43              -              -             -
     Number of Units                                      6,479              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.21              -              -             -
     Number of Units                                      1,319              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.40              -              -             -
     Number of Units                                     18,900              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Marsico Capital Growth (1997)
     With No Optional Benefits
     Unit Price                                           $8.46           6.50           7.80         10.09
     Number of Units                                  4,075,719        228,033        182,904       114,992
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.35           9.52              -             -
     Number of Units                                  1,021,520         78,038              -             -
     With GMWB
     Unit Value                                          $10.31              -              -             -
     Number of Units                                     35,775              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.32           9.52              -             -
     Number of Units                                    126,883         26,662              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.31              -              -             -
     Number of Units                                     10,353              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.28              -              -             -
     Number of Units                                    215,988              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Goldman Sachs Concentrated Growth 12 (1992)
     With No Optional Benefits
     Unit Price                                           $4.57           3.69           5.33          7.90
     Number of Units                                    604,491        405,437        404,404       235,747
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.68           9.47              -             -
     Number of Units                                     30,932          1,309              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.65              -              -             -
     Number of Units                                      2,681              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.61              -              -             -
     Number of Units                                     17,452              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST DeAm Large-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                          $10.02              -              -             -
     Number of Units                                     52,491              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.56           9.65              -             -
     Number of Units                                     40,944          5,883              -             -
     With GMWB
     Unit Value                                          $10.43              -              -             -
     Number of Units                                      2,939              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.53              -              -             -
     Number of Units                                      4,563              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.43              -              -             -
     Number of Units                                        953              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.49              -              -             -
     Number of Units                                      3,246              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST DeAm Large-Cap Value 13 (2000)
     With No Optional Benefits
     Unit Price                                           $9.58           7.67           9.17          9.83
     Number of Units                                     85,554          7,126          1,696           442
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.45           9.98              -             -
     Number of Units                                     40,259          4,779              -             -
     With GMWB
     Unit Value                                          $10.66              -              -             -
     Number of Units                                      2,495              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.41              -              -             -
     Number of Units                                      6,103              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.38              -              -             -
     Number of Units                                      9,674              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Alliance/Bernstein Growth + Value (2001)
     With No Optional Benefits
     Unit Price                                           $8.89           7.14           9.64             -
     Number of Units                                    137,293         37,810            -0-             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.16           9.79              -             -
     Number of Units                                     29,927          2,021              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.13              -              -             -
     Number of Units                                      2,379              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.09              -              -             -
     Number of Units                                      5,118              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Sanford Bernstein Core Value (2001)
     With No Optional Benefits
     Unit Price                                          $10.91           8.61          10.05             -
     Number of Units                                    453,569         82,054         18,453             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.75          10.09              -             -
     Number of Units                                     91,128         65,721              -             -
     With GMWB
     Unit Value                                          $10.70              -              -             -
     Number of Units                                      4,032              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.71          10.08              -             -
     Number of Units                                     16,568         25,273              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.70              -              -             -
     Number of Units                                      1,276              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.67              -              -             -
     Number of Units                                     11,518              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Cohen & Steers Realty (1998)
     With No Optional Benefits
     Unit Price                                          $16.17          11.91          11.75         11.57
     Number of Units                                    149,582         25,464         16,487        16,557
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.99          10.33              -             -
     Number of Units                                     61,714          1,341              -             -
     With GMWB
     Unit Value                                          $10.48              -              -             -
     Number of Units                                      4,313              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.95              -              -             -
     Number of Units                                      5,221              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.91              -              -             -
     Number of Units                                     13,615              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Sanford Bernstein Managed Index 500 14 (1998)
     With No Optional Benefits
     Unit Price                                           $8.28           6.59           8.41          9.46
     Number of Units                                    554,156         90,506         39,414         9,941
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.31           9.81              -             -
     Number of Units                                     82,843          3,351              -             -
     With GMWB
     Unit Value                                          $10.57              -              -             -
     Number of Units                                        853              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.27           9.81              -             -
     Number of Units                                      2,937            681              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.57              -              -             -
     Number of Units                                        644              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.24              -              -             -
     Number of Units                                     16,957              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST American Century Income & Growth 15 (1997)
     With No Optional Benefits
     Unit Price                                           $8.52           6.70           8.47          9.36
     Number of Units                                    339,653        124,168        113,372        70,887
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.56           9.90              -             -
     Number of Units                                     63,878            813              -             -
     With GMWB
     Unit Value                                          $10.70              -              -             -
     Number of Units                                      2,828              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.52              -              -             -
     Number of Units                                     11,533              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.69              -              -             -
     Number of Units                                      2,487              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.48              -              -             -
     Number of Units                                      2,386              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Alliance Growth and Income 16 (1992)
     With No Optional Benefits
     Unit Price                                          $10.25           7.84          10.35         10.53
     Number of Units                                  3,076,626        142,152        205,232        34,439
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.83           9.84              -             -
     Number of Units                                    932,323         18,189              -             -
     With GMWB
     Unit Value                                          $10.64              -              -             -
     Number of Units                                     38,248              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.80           9.83              -             -
     Number of Units                                    106,644            717              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.64              -              -             -
     Number of Units                                     10,811              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.76              -              -             -
     Number of Units                                    187,011              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST MFS Growth with Income (1999)
     With No Optional Benefits
     Unit Price                                           $7.83           6.52           8.42         10.09
     Number of Units                                    151,265         18,434         18,030         1,919
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.65           9.72              -             -
     Number of Units                                     47,679            809              -             -
     With GMWB
     Unit Value                                          $10.50              -              -             -
     Number of Units                                      1,929              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.62              -              -             -
     Number of Units                                      1,325              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.58              -              -             -
     Number of Units                                     11,154              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST INVESCO Capital Income 17 (1994)
     With No Optional Benefits
     Unit Price                                           $8.99           7.59           9.31         10.32
     Number of Units                                    204,589         44,419         44,212         8,596
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.70           9.90              -             -
     Number of Units                                     38,215          5,087              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.67           9.90              -             -
     Number of Units                                     11,538            200              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.45              -              -             -
     Number of Units                                      1,288              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.63              -              -             -
     Number of Units                                     21,961              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST DeAM Global Allocation 18 (1993)
     With No Optional Benefits
     Unit Price                                           $8.71           7.38           8.84         10.14
     Number of Units                                     61,801         34,451         38,208        30,678
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.70           9.94              -             -
     Number of Units                                      1,832             67              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.67              -              -             -
     Number of Units                                      1,259              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.64              -              -             -
     Number of Units                                        483              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST American Century Strategic Balanced (1997)
     With No Optional Benefits
     Unit Price                                           $9.81           8.36           9.38          9.87
     Number of Units                                    115,095          5,490          4,905         1,725
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.68           9.97              -             -
     Number of Units                                     30,366          2,914              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.64              -              -             -
     Number of Units                                      1,824              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.61              -              -             -
     Number of Units                                     18,977              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST T. Rowe Price Asset Allocation (1994)
     With No Optional Benefits
     Unit Price                                          $10.37           8.47           9.52         10.12
     Number of Units                                    222,150         13,799         13,152         2,412
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.18           9.97              -             -
     Number of Units                                     83,496          4,012              -             -
     With GMWB
     Unit Value                                          $10.49              -              -             -
     Number of Units                                        427              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.14              -              -             -
     Number of Units                                     12,666              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.49              -              -             -
     Number of Units                                      2,847              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.11              -              -             -
     Number of Units                                     27,414              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST T. Rowe Price Global Bond 19 (1994)
     With No Optional Benefits
     Unit Price                                          $13.73          12.32          10.84         10.70
     Number of Units                                    289,862         36,987         16,390           -0-
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.47          10.32              -             -
     Number of Units                                     92,875          2,954              -             -
     With GMWB
     Unit Value                                          $10.35              -              -             -
     Number of Units                                      7,131              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.44          10.31              -             -
     Number of Units                                     13,487          4,861              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.34              -              -             -
     Number of Units                                      1,457              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.40              -              -             -
     Number of Units                                     24,361              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Federated High Yield (1994)
     With No Optional Benefits
     Unit Price                                          $10.99           9.16           9.27          9.37
     Number of Units                                    906,947         73,614         45,297        12,929
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.30          10.27              -             -
     Number of Units                                    144,343          2,990              -             -
     With GMWB
     Unit Value                                          $10.40              -              -             -
     Number of Units                                     11,264              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.26              -              -             -
     Number of Units                                     12,603              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.40              -              -             -
     Number of Units                                      3,250              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.23              -              -             -
     Number of Units                                     27,535              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Lord Abbett Bond-Debenture (2000)
     With No Optional Benefits
     Unit Price                                          $11.98          10.22          10.30         10.13
     Number of Units                                    814,135         43,077         16,628           425
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.97          10.24              -             -
     Number of Units                                    309,328         27,024              -             -
     With GMWB
     Unit Value                                          $10.41              -              -             -
     Number of Units                                     12,397              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.94          10.23              -             -
     Number of Units                                     20,920            274              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.41              -              -             -
     Number of Units                                      1,266              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.90              -              -             -
     Number of Units                                     42,593              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST DeAM Bond (2002)
     With No Optional Benefits
     Unit Price                                          $10.95          10.68              -             -
     Number of Units                                     17,086          3,479              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.39          10.16              -             -
     Number of Units                                     12,413            188              -             -
     With GMWB
     Unit Value                                          $10.08              -              -             -
     Number of Units                                        871              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.33              -              -             -
     Number of Units                                      6,981              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST PIMCO Total Return Bond (1994)
     With No Optional Benefits
     Unit Price                                          $13.23          12.72          11.80         10.97
     Number of Units                                  2,301,863        362,294        275,317        37,918
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.55          10.17              -             -
     Number of Units                                  1,067,126         87,940              -             -
     With GMWB
     Unit Value                                          $10.10              -              -             -
     Number of Units                                     37,841              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $10.52          10.17              -             -
     Number of Units                                     93,573         11,308              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.09              -              -             -
     Number of Units                                      3,287              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.49              -              -             -
     Number of Units                                    378,676              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST PIMCO Limited Maturity Bond (1995)
     With No Optional Benefits
     Unit Price                                          $12.08          10.09          11.29         10.59
     Number of Units                                    956,856         38,260        112,948         1,940
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.26          10.09              -             -
     Number of Units                                    238,601          3,018              -             -
     With GMWB
     Unit Value                                          $10.03              -              -             -
     Number of Units                                     23,203              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $10.23              -              -             -
     Number of Units                                     30,532              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.02              -              -             -
     Number of Units                                      1,299              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.21              -              -             -
     Number of Units                                     36,640              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Money Market (1992)
     With No Optional Benefits
     Unit Price                                          $10.51          10.57          10.57         10.32
     Number of Units                                  1,245,396        403,604        179,509        29,567
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.91           9.99              -             -
     Number of Units                                    432,412         69,199              -             -
     With GMWB
     Unit Value                                           $9.98              -              -             -
     Number of Units                                      5,609              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                           $9.88           9.99              -             -
     Number of Units                                     40,239         11,113              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.85              -              -             -
     Number of Units                                     81,304              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Gartmore Variable Investment Trust - GVIT
Developing Markets 20 (1996)
     With No Optional Benefits
     Unit Price                                          $10.59           6.71           7.53          8.19
     Number of Units                                    122,136          6,530          6,555         3,293
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.63              -              -             -
     Number of Units                                     20,956              -              -             -
     With GMWB
     Unit Value                                          $10.90              -              -             -
     Number of Units                                      1,863              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $15.59              -              -             -
     Number of Units                                        167              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.54              -              -             -
     Number of Units                                     12,503              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Wells Fargo Variable Trust - Equity Income (1999)
     With No Optional Benefits
     Unit Price                                          $15.79          12.67          15.89         17.01
     Number of Units                                     10,586          1,063          1,992           -0-
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.32              -              -             -
     Number of Units                                     17,889              -              -             -
     With GMWB
     Unit Value                                          $10.23              -              -             -
     Number of Units                                    314,757              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.28              -              -             -
     Number of Units                                      1,089              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.25              -              -             -
     Number of Units                                      5,900              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
INVESCO VIF - Dynamics (1999)
     With No Optional Benefits
     Unit Price                                           $6.22           4.57           6.80          9.99
     Number of Units                                    137,600         18,808         15,825        22,264
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.18           9.71              -             -
     Number of Units                                     27,792          1,332              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.14              -              -             -
     Number of Units                                      1,003              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.11              -              -             -
     Number of Units                                      4,848              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
INVESCO VIF - Technology (1999)
     With No Optional Benefits
     Unit Price                                           $3.21           2.24           4.27          7.98
     Number of Units                                     42,720         30,448         35,767        25,984
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
INVESCO VIF - Health Sciences (1999)
     With No Optional Benefits
     Unit Price                                          $10.68           8.46          11.35         13.14
     Number of Units                                     59,116         19,405         27,104        32,969
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.98           9.52              -             -
     Number of Units                                     16,675            892              -             -
     With GMWB
     Unit Value                                          $10.87              -              -             -
     Number of Units                                      1,773              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.95           9.52              -             -
     Number of Units                                      2,812            223              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.91              -              -             -
     Number of Units                                      2,077              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
INVESCO VIF - Financial Services (1999)
     With No Optional Benefits
     Unit Price                                          $11.85           9.26          11.02         12.38
     Number of Units                                     48,538          7,204          8,536         9,786
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.67           9.93              -             -
     Number of Units                                      9,201            979              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.63           9.92              -             -
     Number of Units                                      2,426            190              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.60              -              -             -
     Number of Units                                     20,268              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
INVESCO VIF - Telecommunications (1999)
     With No Optional Benefits
     Unit Price                                           $2.36           1.78           3.66          8.05
     Number of Units                                     51,179         26,718         16,854        20,235
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.48              -              -             -
     Number of Units                                      2,831              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.44              -              -             -
     Number of Units                                        295              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.41              -              -             -
     Number of Units                                      1,742              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Evergreen VA - International Equity 21 (2000)
     With No Optional Benefits
     Unit Price                                          $10.46              -              -             -
     Number of Units                                     24,847              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.45              -              -             -
     Number of Units                                      5,552              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $10.45              -              -             -
     Number of Units                                      1,075              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.45              -              -             -
     Number of Units                                        970              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.45              -              -             -
     Number of Units                                        827              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Evergreen VA - Special Equity (1999)
     With No Optional Benefits
     Unit Price                                           $9.16           6.10           8.49          9.35
     Number of Units                                     69,344          5,427          5,085           -0-
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.76           9.86              -             -
     Number of Units                                     19,312            295              -             -
     With GMWB
     Unit Value                                          $10.22              -              -             -
     Number of Units                                      2,186              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $14.71              -              -             -
     Number of Units                                      1,917              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $14.67              -              -             -
     Number of Units                                      3,620              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Evergreen VA - Omega (2000)
     With No Optional Benefits
     Unit Price                                           $9.21              -           9.04             -
     Number of Units                                     15,743              -            -0-             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.27              -              -             -
     Number of Units                                      3,320              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.23              -              -             -
     Number of Units                                         27              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.19              -              -             -
     Number of Units                                        283              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Europe 30 (1999)
     With No Optional Benefits
     Unit Price                                           $7.00           5.11           6.97          9.30
     Number of Units                                     75,543          2,539          7,317           -0-
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.26           9.70              -             -
     Number of Units                                      2,495             69              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.18              -              -             -
     Number of Units                                     13,365              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Asia 30 (2002)
     With No Optional Benefits
     Unit Price                                          $12.66              -              -             -
     Number of Units                                     47,272              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.03              -              -             -
     Number of Units                                      6,176              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $15.99              -              -             -
     Number of Units                                        173              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.94              -              -             -
     Number of Units                                     10,432              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Japan (2002)
     With No Optional Benefits
     Unit Price                                           $9.09              -              -             -
     Number of Units                                     28,579              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.76              -              -             -
     Number of Units                                      7,868              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.69              -              -             -
     Number of Units                                      1,883              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Banks (2002)
     With No Optional Benefits
     Unit Price                                          $10.97              -              -             -
     Number of Units                                      8,886              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.92              -              -             -
     Number of Units                                      4,576              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Basic Materials (2002)
     With No Optional Benefits
     Unit Price                                          $11.02              -              -             -
     Number of Units                                     53,759              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.41          10.35              -             -
     Number of Units                                      3,940             70              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -              -             -
     Number of Units                                      8,054              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Biotechnology (2001)
     With No Optional Benefits
     Unit Price                                           $7.14           5.17           8.38             -
     Number of Units                                     20,329            460          3,279             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Consumer Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.10              -              -             -
     Number of Units                                     13,935              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.71           9.38              -             -
     Number of Units                                      2,321            686              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Consumer Non-Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.71              -              -             -
     Number of Units                                      3,821              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.56           9.91              -             -
     Number of Units                                      1,762             74              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.53              -              -             -
     Number of Units                                      1,780              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.49              -              -             -
     Number of Units                                        954              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Energy (2001)
     With No Optional Benefits
     Unit Price                                           $9.10              -           9.20             -
     Number of Units                                     50,155              -            -0-             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.19          10.12              -             -
     Number of Units                                      2,523            641              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.16              -              -             -
     Number of Units                                        239              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.12              -              -             -
     Number of Units                                      4,007              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Financial (2001)
     With No Optional Benefits
     Unit Price                                           $9.88           7.76           9.23             -
     Number of Units                                     32,283          3,258          8,154             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.51           9.85              -             -
     Number of Units                                      3,980             73              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.47           9.84              -             -
     Number of Units                                        388            401              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.44              -              -             -
     Number of Units                                      1,060              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Healthcare (2001)
     With No Optional Benefits
     Unit Price                                           $8.29           7.15           9.37             -
     Number of Units                                     23,591          1,235          2,564             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.10           9.60              -             -
     Number of Units                                     11,578          1,177              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.07           9.60              -             -
     Number of Units                                        402            416              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.04              -              -             -
     Number of Units                                      1,969              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Industrial (2002)
     With No Optional Benefits
     Unit Price                                          $10.08              -              -             -
     Number of Units                                     11,186              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.91          10.21              -             -
     Number of Units                                      3,639             72              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Internet (2002)
     With No Optional Benefits
     Unit Price                                          $15.10              -              -             -
     Number of Units                                      8,287              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Pharmaceuticals (2002)
     With No Optional Benefits
     Unit Price                                           $8.95              -              -             -
     Number of Units                                     24,743              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.02              -              -             -
     Number of Units                                      6,951              -              -             -
     With GMWB
     Unit Value                                          $10.65              -              -             -
     Number of Units                                        955              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.96              -              -             -
     Number of Units                                      2,871              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Precious Metals (2002)
     With No Optional Benefits
     Unit Price                                          $13.38           9.73              -             -
     Number of Units                                     89,687          1,179              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.51          11.31              -             -
     Number of Units                                      6,099             65              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $15.46              -              -             -
     Number of Units                                        158              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Real Estate (2001)
     With No Optional Benefits
     Unit Price                                          $14.00          10.65          10.78             -
     Number of Units                                     18,355          2,230          2,306             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.39          10.21              -             -
     Number of Units                                      5,332             73              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.35              -              -             -
     Number of Units                                        850              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.31              -              -             -
     Number of Units                                      3,835              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP -Semiconductor (2002)
     With No Optional Benefits
     Unit Price                                           $9.58              -              -             -
     Number of Units                                     17,621              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Technology (2001)
     With No Optional Benefits
     Unit Price                                           $5.00              -           5.92             -
     Number of Units                                     74,180              -         12,704             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Telecommunications (2001)
     With No Optional Benefits
     Unit Price                                           $4.41              -           7.11             -
     Number of Units                                     30,179              -            -0-             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.13              -              -             -
     Number of Units                                      4,026              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $10.10              -              -             -
     Number of Units                                        334              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Utilities (2001)
     With No Optional Benefits
     Unit Price                                           $7.32           6.11           8.13             -
     Number of Units                                     18,902            491            -0-             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.69          10.62              -             -
     Number of Units                                      7,430            836              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.65              -              -             -
     Number of Units                                      2,920              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.62              -              -             -
     Number of Units                                      8,137              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Bull (2002)
     With No Optional Benefits
     Unit Price                                           $9.91              -              -             -
     Number of Units                                    394,427              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.07              -              -             -
     Number of Units                                     18,458              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.03              -              -             -
     Number of Units                                      2,154              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.00              -              -             -
     Number of Units                                      1,179              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Bear (2001)
     With No Optional Benefits
     Unit Price                                          $10.26          13.78          11.55             -
     Number of Units                                     28,299          2,012            -0-             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $7.53          10.14              -             -
     Number of Units                                      3,186            658              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                           $7.51              -              -             -
     Number of Units                                      2,165              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - UltraBull 22 (2001)
     With No Optional Benefits
     Unit Price                                           $7.13           4.72           7.48             -
     Number of Units                                     56,257          2,988            -0-             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - OTC (2001)
     With No Optional Benefits
     Unit Price                                           $5.07              -           5.77             -
     Number of Units                                    257,947              -            -0-             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.54           9.36              -             -
     Number of Units                                     12,607            205              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.50              -              -             -
     Number of Units                                      4,836              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.46              -              -             -
     Number of Units                                      5,378              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Short OTC (2002)
     With No Optional Benefits
     Unit Price                                           $6.83          11.03              -             -
     Number of Units                                     40,617            934              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $6.45              -              -             -
     Number of Units                                     10,811              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - UltraOTC (1999)
     With No Optional Benefits
     Unit Price                                           $0.77              -           1.25          4.06
     Number of Units                                    890,270              -         58,556         3,787
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Mid-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.30              -              -             -
     Number of Units                                     59,964              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.46          10.07              -             -
     Number of Units                                     18,261          2,821              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.39              -              -             -
     Number of Units                                      4,164              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Mid-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                           $9.75              -              -             -
     Number of Units                                     24,107              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.38           9.82              -             -
     Number of Units                                     17,202          2,879              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.31              -              -             -
     Number of Units                                      2,028              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - UltraMid-Cap (2002)
     With No Optional Benefits
     Unit Price                                           $9.62              -              -             -
     Number of Units                                     34,556              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.53              -              -             -
     Number of Units                                      5,328              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $16.49              -              -             -
     Number of Units                                      1,873              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.44              -              -             -
     Number of Units                                      3,746              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                           $9.46              -              -             -
     Number of Units                                    105,751              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.47          10.15              -             -
     Number of Units                                     27,349            568              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.43              -              -             -
     Number of Units                                      4,300              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.39              -              -             -
     Number of Units                                     24,769              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Small-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                          $10.23              -              -             -
     Number of Units                                     65,882              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.11              -              -             -
     Number of Units                                     24,983              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.07              -              -             -
     Number of Units                                      4,774              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.04              -              -             -
     Number of Units                                     21,997              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - UltraSmall-Cap 23 (1999)
     With No Optional Benefits
     Unit Price                                           $9.49           4.82           8.50          9.32
     Number of Units                                     60,051            953            -0-         3,174
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - U.S. Government Plus (2002)
     With No Optional Benefits
     Unit Price                                          $11.15          11.59              -             -
     Number of Units                                     20,058          1,005              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.79          10.20              -             -
     Number of Units                                      6,691            592              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                           $9.76              -              -             -
     Number of Units                                        818              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.73              -              -             -
     Number of Units                                     14,956              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Rising Rates Opportunity (2002)
     With No Optional Benefits
     Unit Price                                           $7.61              -              -             -
     Number of Units                                     78,428              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.16           9.70              -             -
     Number of Units                                     31,892          3,456              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                           $9.13              -              -             -
     Number of Units                                      1,988              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.11              -              -             -
     Number of Units                                      4,991              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
First Trust(R)10 Uncommon Values (2000)
     With No Optional Benefits
     Unit Price                                           $3.99           2.95           4.73          7.44
     Number of Units                                     22,064         23,080         31,543        32,451
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Target Managed VIP (1999)
     With No Optional Benefits
     Unit Price                                          $13.20              -              -             -
     Number of Units                                    476,951              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
The Dow DARTSM 10 (1999)
     With No Optional Benefits
     Unit Price                                          $12.05              -              -             -
     Number of Units                                     10,069              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Global Target 15 (1999)
     With No Optional Benefits
     Unit Price                                          $12.96              -              -             -
     Number of Units                                      8,569              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
S&P Target 24 (1999)
     With No Optional Benefits
     Unit Price                                          $11.89              -              -             -
     Number of Units                                      5,532              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Nasdaq Target 15 (1999)
     With No Optional Benefits
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Value Line(R)- Target 25 (1999)
     With No Optional Benefits
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Prudential - SP Jennison International Growth
(2001)
     With No Optional Benefits
     Unit Price                                           $7.75           5.64           7.40             -
     Number of Units                                     18,435          1,341            -0-             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.15              -              -             -
     Number of Units                                      7,263              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.11              -              -             -
     Number of Units                                          7              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.69              -              -             -
     Number of Units                                        636              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.07              -              -             -
     Number of Units                                      6,338              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

1.       Effective  December 10, 2001, Strong Capital  Management,  Inc. became  Sub-advisor of the Portfolio.  Between May 3, 1999 and
     December 10, 2001, A I M Capital  Management,  Inc.  served as  Sub-advisor of the  Portfolio,  then named "AST AIM  International
     Equity."  Between October 15, 1996 and May 3, 1999,  Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam  International  Equity."  Prior to October 15, 1996,  Seligman  Henderson Co. served as  Sub-advisor of the
     Portfolio, then named "Seligman Henderson International Equity Portfolio."
2.       Effective  November 11, 2002,  William Blair & Company,  L.L.C.  became  Sub-advisor of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Overseas Growth."
3.       This  Portfolio  reflects  the  addition of the net assets of the AST  American  Century  International  Growth  Portfolio  II
     ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II.
4.       Effective May 1, 2002,  Deutsche Asset Management,  Inc. became Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Founders
     Asset  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Founders  Passport."  Prior to October 15, 1996,
     Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Small Cap Portfolio."
5.       Effective  September 17, 2001, Pilgrim Baxter & Associates,  Ltd. became Sub-advisor of the Portfolio.  Prior to September 17,
     2001,  Janus Capital  Corporation  served as  Sub-advisor  of the  Portfolio,  then named "AST Janus  Small-Cap  Growth." Prior to
     December  31,  1998,  Founders  Asset  Management,  LLC served as  Sub-advisor  of the  Portfolio,  then named  "Founders  Capital
     Appreciation Portfolio."
6.       Effective  December 10, 2001,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001,  Zurich  Scudder  Investments,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST Scudder  Small-Cap  Growth
     Portfolio".  Prior to May 1, 2001, the Portfolio was named "AST Kemper Small-Cap Growth Portfolio."
7.       Effective  October 23, 2000, GAMCO  Investors,  Inc. became  Sub-advisor of the Portfolio.  Prior to October 23, 2000, T. Rowe
     Price Associates, Inc. served as Sub-advisor of the Portfolio, then named "AST T. Rowe Price Small Company Value Portfolio."
8.       Effective  November 11, 2002,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Mid-Cap Growth."
9.       Effective May 1, 1998,  Neuberger Berman Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 1998, Berger
     Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio."
10.      Effective  May 1,  1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 1998,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."
11.      Effective May 1, 2000,  Alliance Capital Management,  L.P. became Sub-advisor of the Portfolio.  Between December 31, 1998 and
     May 1, 2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST  Oppenheimer  Large-Cap  Growth
     Portfolio." Prior to December 31, 1998,  Robertson,  Stephens & Company Investment  Management,  L.P. served as Sub-advisor of the
     Portfolio, then named "Robertson Stephens Value + Growth Portfolio."
12.      Effective  November 11, 2002,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST JanCap Growth."
13.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Janus
     Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Strategic Value."
14.      Effective May 1, 2000,  Sanford C. Bernstein & Co., Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000,  Bankers
     Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio."
15.      Effective May 3, 1999,  American Century  Investment  Management,  Inc. became  Sub-advisor of the Portfolio.  Between October
     15, 1996 and May 3, 1999, Putnam Investment Management,  Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Value
     Growth & Income."
16.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000, Lord,
     Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio."
17.      Effective July 1, 2002, the AST INVESCO Equity Income portfolio changed its name to AST INVESCO Capital Income.
18.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor  of the Portfolio.  Prior to May 1, 2002, A I M
     Capital Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM Balanced." Between October 15, 1996 and May
     3, 1999, Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam Balanced." Prior to
     October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor of the Portfolio,  then named "AST Phoenix Balanced Asset
     Portfolio."
19.      Effective August 8, 2000, T. Rowe Price  International,  Inc. became Sub-advisor of the Portfolio.  Effective May 1, 2000, the name of the  Portfolio  was  changed  to the  "AST  T.  Rowe  Price  Global  Bond".  Effective  May 1,  1996,  Rowe  Price-Fleming
     International,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1,  1996,  Scudder,  Stevens & Clark,  Inc.  served as
     Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."
20.      Effective June 20, 2003,  pursuant to a shareholder  vote, the Emerging  Markets  portfolio of Montgomery  Variable Series was reorganized  into the Developing  Markets  portfolio of Gartmore  Variable  Investment  Trust.  The Montgomery  Variable  Series -
     Emerging Markets portfolio no longer exists.
21.      Effective  December 5, 2003,  pursuant to a shareholder  approval,  the Evergreen VA Global Leaders  Portfolio merged into the
     Evergreen VA International Equity Portfolio.  The Evergreen VA Global Leaders Portfolio no longer exists.
22.      Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.
23.      Prior to May 1, 2000,  ProFund VP  UltraSmall-Cap  was named "ProFund VP Small Cap" and sought daily  investment  results that corresponded to the performance of the Russell 2000(R)Index.

                                          APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional  Death Benefit is  calculated.  Each example  assumes that a $50,000  initial  Purchase  Payment is made.  Each  example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account  Value is  maintained  in the variable  investment  options.  The formula for  determining  the  Enhanced  Beneficiary
Protection Optional Death Benefit is as follows:

           Growth =               Account Value of variable
                               investment options plus Interim        minus       Purchase Payments -
                                Value of Fixed Allocations (no                    proportional withdrawals
                                         MVA applies)

Example with market increase
Assume that the Owner has made no withdrawals  and that the Account Value has been increasing due to positive  market  performance.  On the date we receive due proof of death,  the Account  Value is $75,000.  The basic Death  Benefit is  calculated  as Purchase  Payments minus  proportional  withdrawals,  or Account  Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $75,000.
The Enhanced  Beneficiary  Protection  Optional  Death Benefit is equal to the amount  payable under the basic Death Benefit  ($75,000)
PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $75,000 - [$50,000 - $0]
                  =        $25,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $25,000 * 0.40
                  =        $10,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $85,000

Examples with market decline
Assume that the Owner has made no withdrawals  and that the Account Value has been  decreasing  due to declines in market  performance.
On the date we receive due proof of death,  the Account Value is $45,000.  The basic Death  Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or Account  Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $50,000.
The Enhanced  Beneficiary  Protection  Optional  Death Benefit is equal to the amount  payable under the basic Death Benefit  ($50,000)
PLUS the "Growth" under the Annuity.

         Growth   =        $45,000 - [$50,000 - $0]
                  =        $-5,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  NO BENEFIT IS PAYABLE

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been  increasing  due to positive  market  performance  and the Owner made a withdrawal of $15,000 in
Annuity  Year 5 when the Account  Value was  $75,000.  On the date we receive due proof of death,  the  Account  Value is $90,000.  The basic Death Benefit is  calculated as Purchase  Payments  minus  proportional  withdrawals,  or Account  Value,  which ever is greater.
Therefore,  the basic Death Benefit is equal to $90,000.  The Enhanced  Beneficiary  Protection  Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                  =        $90,000 - [$50,000 - $10,000]
                  =        $90,000 - $40,000
                  =        $50,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $50,000 * 0.40
                  =        $20,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $110,000

Examples of Highest Anniversary Value Death Benefit Calculation
The  following  are  examples of how the Highest  Anniversary  Value  Death  Benefit is  calculated.  Each  example  assumes an initial
Purchase  Payment of $50,000.  Each example  assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been increasing due to positive  market  performance and that no withdrawals  have been made.  On the date we receive  due proof of death,  the  Account  Value is  $75,000;  however,  the  Anniversary  Value on the 5th anniversary  of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death  Benefit  Target  Date.  The Death
Benefit is equal to the greater of the Highest  Anniversary  Value or the basic Death  Benefit.  The Death Benefit would be the Highest
Anniversary  Value  ($90,000)  because  it is greater  than the amount  that would  have been  payable  under the basic  Death  Benefit
($75,000).

Example with withdrawals
Assume that the Account Value has been  increasing  due to positive  market  performance  and the Owner made a withdrawal of $15,000 in
Annuity Year 7 when the Account Value was $75,000.  On the date we receive due proof of death,  the Account Value is $80,000;  however, the  Anniversary  Value on the 5th  anniversary of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death
Benefit Target Date.  The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value  = $90,000 - [$90,000 * $15,000/$75,000]
                                    = $90,000 - $18,000
                                    = $72,000

Basic Death Benefit                 = max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                                    = max [$80,000, $40,000]
                                    = $80,000

Example with death after Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance  and that no withdrawals had been made prior to the Death Benefit  Target Date.  Further  assume that the Owner dies after the Death Benefit  Target Date,  when the
Account Value is $75,000.  The Highest  Anniversary  Value on the Death Benefit Target Date was $80,000;  however,  following the Death
Benefit  Target Date,  the Owner made a Purchase  Payment of $15,000 and later had taken a withdrawal  of $5,000 when the Account Value was $70,000.  The Death Benefit is equal to the greater of the Highest  Anniversary  Value plus Purchase  Payments  minus  proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value  = $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                                    = $80,000 + $15,000 - $6,786
                                    = $88,214

Basic Death Benefit                 = max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

Examples of Combination Roll-Up Value and Highest Anniversary Value Death Benefit Calculation
The following  are examples of how the  Combination  Roll-Up Value and Highest  Anniversary  Value Death Benefit are  calculated.  Each example assumes an initial  Purchase  Payment of $50,000.  Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been increasing due to positive  market  performance and that no withdrawals  have been made.  On the 7th  anniversary  of the Issue Date we receive  due proof of death,  at which  time the  Account  Value is  $75,000;
however,  the  Anniversary  Value on the 5th  anniversary of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death Benefit  Target Date.  The Roll-Up Value is equal to initial  Purchase  Payment  accumulated  at 5% for 6 years,  or $67,005.
The Death  Benefit is equal to the greatest of the Roll-Up  Value,  Highest  Anniversary  Value or the basic Death  Benefit.  The Death
Benefit would be the Highest  Anniversary  Value  ($90,000)  because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Owner made a withdrawal  of $5,000 on the 6th  anniversary  of the Issue Date when the Account  Value was $45,000.  The
Roll-Up  Value on the 6th  anniversary  of the Issue  Date is equal to  initial  Purchase  Payment  accumulated  at 5% for 6 years,  or
$67,005.  The 5%  Dollar-for-Dollar  Withdrawal  Limit  for the 7th  annuity  year is  equal to 5% of the  Roll-Up  Value as of the 6th anniversary of the Issue Date, or $3,350.  Therefore,  the remaining  $1,650 of the withdrawal  results in a proportional  reduction to the  Roll-Up  Value.  On the 7th  anniversary  of the Issue Date we receive  due proof of death,  at which  time the  Account  Value is
$43,000;  however,  the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000.  Assume as well that the Owner has died before the Death Benefit  Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value,  Highest  Anniversary  Value or
the basic Death Benefit.

Roll-Up Value                       = {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650 / ($45,000 - $3,350)]} * 1.05
                                    = ($63,655 - $2,522) * 1.05
                                    = $64,190

Highest Anniversary Value  = $70,000 - [$70,000 * $5,000 / $45,000]
                                    = $70,000 - $7,778
                                    = $62,222

Basic Death Benefit                 = max [$43,000, $50,000 - ($50,000 * $5,000 / $45,000)]
                                    = max [$43,000, $44,444]
                                    = $44,444

Example with death after Death Benefit Target Date
Assume that the Owner has not made any  withdrawals  prior to the Death Benefit  Target Date.  Further assume that the Owner dies after the Death  Benefit  Target Date,  when the Account Value is $75,000.  The Roll-Up Value on the Death Benefit  Target Date (the contract anniversary  on or following  the Owner's 80th  birthday)  is equal to initial  Purchase  Payment  accumulated  at 5% for 10 years,  or
$81,445.  The Highest  Anniversary  Value on the Death Benefit  Target Date was $85,000;  however,  following the Death Benefit  Target
Date,  the Owner made a Purchase  Payment of $15,000 and later had taken a  withdrawal  of $5,000 when the Account  Value was  $70,000.
The Death Benefit is equal to the greatest of the Roll-Up Value,  Highest  Anniversary Value or the basic Death Benefit as of the Death
Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value                       = $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                                    = $81,445 + $15,000 - $6,889
                                    = $89,556

Highest Anniversary Value  = $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                                    = $85,000 + $15,000 - $7,143
                                    = $92,857

Basic Death Benefit                 = max [$75,000, $50,000 + $15,000 - {($50,000 + $15,000) * $5,000 / $70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

                                          APPENDIX C - Plus40(TM)OPTIONAL LIFE INSURANCE RIDER

=======================================================================================================================================
American  Skandia's  Plus40(TM)Optional Life Insurance Rider was offered,  in those states where approved,  between November 18, 2002 and
May 1, 2003. The  description  below of the Plus40 benefit  applies to those Contract  Owners who purchased an Annuity during that time period and elected the Plus40 benefit.
=======================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------------
The life insurance  coverage  provided under the Plus40(TM)Optional Life Insurance Rider ("Plus40(TM)rider" or the "Rider") is supported by
American  Skandia's general account and is not subject to, or registered as a security under,  either the Securities Act of 1933 or the
Investment  Company Act of 1940.  Information  about the Plus40(TM)rider is  included  as an  Appendix  to this  Prospectus  to help you understand the Rider and the  relationship  between the Rider and the value of your Annuity.  It is also included because you can elect to pay for the Rider  with  taxable  withdrawals  from your  Annuity.  The staff of the  Securities  and  Exchange  Commission  has not reviewed  this  information.  However,  the  information  may be subject to certain  generally  applicable  provisions  of the  Federal securities laws regarding accuracy and completeness.
---------------------------------------------------------------------------------------------------------------------------------------

The income  tax-free life insurance  payable to your  Beneficiary(ies)  under the Plus40(TM)rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death,  subject to certain  adjustments,  restrictions  and  limitations  described below.

ELIGIBILITY
The Plus40(TM)rider may be  purchased as a rider on your  Annuity.  The Rider must cover those  persons  upon whose death the  Annuity's death benefit  becomes  payable - the Annuity's  owner or owners,  or the  Annuitant (in the case of an entity owned  Annuity).  If the
Annuity has two Owners,  the  Rider's  death  benefit is payable  upon the first death of such  persons.  If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum  allowable  age to purchase  the Plus40(TM)rider is 40; the maximum  allowable  age is 75. If the Rider is  purchased on two lives,  both persons must meet the age  eligibility  requirements.  The Plus40(TM)rider is not  available  to  purchasers  who use their
Annuity as a funding  vehicle for a Tax Sheltered  Annuity (or 403(b)) or as a funding  vehicle for a qualified  plan under Section 401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
|X|      If you die during the first 24 months  following the effective  date of the Plus40(TM)rider  (generally,  the Issue Date of your
         Annuity),  the death  benefit  will be limited to the amount of any charges  paid for the Rider while it was in effect.  While we will return the charges  you have paid  during the  applicable  period as the death  benefit,  your  Beneficiary(ies)  will receive no additional life insurance benefit from the Plus40(TM)rider if you die within 24 months of its effective date.

|X|      If you make a Purchase  Payment  within 24 months prior to the date of death,  the Account  Value used to determine the amount of the death  benefit  will be reduced by the  amount of such  Purchase  Payment(s).  If we reduce the death  benefit  payable under the  Plus40(TM)rider  based on this  provision,  we will  return  50% of any  charges  paid for the Rider  based on those
         Purchase Payments as an additional amount included in the death benefit under the Rider.

|X|      If we apply  Credits to your Annuity  based on Purchase  Payments,  such Credits are treated as Account  Value for purposes of determining  the death benefit  payable under the Plus40(TM)rider.  However,  if Credits were applied to Purchase  Payments made within 24 months  prior to the date of death,  the Account  Value used to  determine  the amount of the death  benefit will be reduced  by the  amount of such  Credits.  If we reduce  the death  benefit  payable  under the  Plus40(TM)rider  based on this provision,  we will return 50% of any charges paid for the Rider based on such  Credits as an  additional  amount  included in the death benefit under the Rider.

|X|      If you become  terminally  ill (as defined in the Rider) and elect to receive a portion of the Plus40(TM)rider's  death benefit under the  Accelerated  Death  Benefit  provision,  the amount  that will be  payable  under the Rider upon your death will be reduced.  Please refer to the Accelerated Death Benefit provision described below.

|X|      If charges for the Plus40(TM)rider are due and are unpaid as of the date the death  benefit is being  determined,  such charges will be deducted from the amount paid to your Beneficiary(ies).

|X|      If the age of any person  covered  under the  Plus40(TM)rider is  misstated,  we will  adjust any  coverage  under the Rider to conform to the facts.  For example,  if, due to the  misstatement,  we overcharged  you for coverage under the Rider,  we will add  any  additional  charges  paid  to the  amount  payable  to  your  Beneficiary(ies).  If,  due to  the  misstatement,  we undercharged  you for coverage  under the Rider,  we will reduce the death  benefit in  proportion  to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

|X|      On or after an Owner  reaches the expiry date of the Rider (the  anniversary  of the  Annuity's  Issue Date on or  immediately after the 95th  birthday),  coverage will  terminate.  No charge will be made for an Owner following the expiry date. If there are two Owners,  the expiry date  applies  separately  to each  Owner;  therefore,  coverage  may  continue  for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40(TM)rider is subject to a Maximum  Death Benefit  Amount based on the Purchase  Payments  applied to your Annuity.  The Plus40(TM)
rider may also be subject to a Per Life Maximum  Benefit  that is based on all amounts paid under any annuity  contract we issue to you under which you have elected the Plus40(TM)rider or similar life insurance coverage.

|X|      The Maximum Death Benefit Amount is 100% of the Purchase  Payments  increasing at 5% per year following the date each Purchase
         Payment is applied to the Annuity until the date of death.  If Purchase  Payments are applied to the Annuity  within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

|X|      The Per Life Maximum Benefit applies to Purchase  Payments applied to any such annuity  contracts more than 24 months from the date of death that exceed  $1,000,000.  If you make Purchase  Payments in excess of  $1,000,000,  we will reduce the aggregate death  benefit  payable under all Plus40(TM)riders,  or similar  riders issued by us, based on the combined  amount of Purchase
         Payments  in excess of  $1,000,000  multiplied  by 40%. If the Per Life  Maximum  Benefit  applies,  we will reduce the amount payable under each  applicable  Plus40(TM)rider on a pro-rata  basis.  If the Per Life Maximum  Benefit applies upon your death, we will return any excess  charges  that you paid on the  portion of your  Account  Value on which no benefit is payable.  The
         Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become  terminally  ill, you may request that a portion of the death benefit  payable under the Plus40(TM)rider be prepaid instead of being paid to your  Beneficiary(ies)  upon your  death.  Subject to our  requirements  and where  allowed by law, we will make a one time,  lump sum  payment.  Our  requirements  include  proof  satisfactory  to us, in writing,  of terminal  illness  after the Rider's
Effective Date.

The  maximum we will pay,  before any  reduction,  is the  lesser of 50% of the  Rider's  death  benefit or  $100,000.  If you elect to accelerate  payment of a portion of the death benefit under the Plus40(TM)rider,  the amount of the remaining death benefit is reduced by the prepaid amount  accumulating at an annualized  interest rate of 6.0%.  Eligibility  for an accelerated  payout of a portion of your
Plus40(TM)rider death benefit may be more  restrictive  than any  medically-related  surrender  provision  that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40(TM)RIDER
The  Plus40(TM)rider has a current  charge and a  guaranteed  maximum  charge.  The current  charge for the Plus40(TM)rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity.  The applicable  percentages  differ based on the attained  age,  last  birthday of the Owner(s) or Annuitant  (in the case of an entity owned  Annuity) as of the date the charge is due. We reserve the right to change the current  charge,  at any time,  subject to regulatory  approval  where  required.  If there are two Owners,  we calculate the current charge that applies to each Owner  individually  and deduct the combined amount as the charge for the Rider.  There is no charge based on a person's life after coverage  expires as to that person.  However,  a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                           Attained Age                  Percentage of
                                                                         Account Value
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 40-75                       .80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 76-80                       1.60%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 81-85                       3.20%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 86-90                       4.80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 91                         6.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 92                         7.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 93                         8.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 94                         9.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 95                        10.50%
                                   ------------------------------ ----------------------------

The charge for the  Plus40(TM)rider may also be subject to a  guaranteed  maximum  charge that will apply if the  current  charge,  when applied to the Account Value,  exceeds the guaranteed  maximum  charge.  The guaranteed  maximum charge is based on a charge per $1,000 of insurance.

We determine the charge for the Rider  annually,  in arrears.  We deduct the charge:  (1) upon your death;  (2) on each  anniversary of the  Issue  Date;  (3) on the date  that you  begin  receiving  annuity  payments;  (4) if you  surrender  your  Annuity  other  than a medically-related  surrender;  or (5) if you choose to terminate the Rider.  If the Rider  terminates for any of the preceding  reasons on a date other than the  anniversary  of the  Annuity's  Issue  Date,  the charge  will be  prorated.  During the first year after the
Annuity's  Issue Date, the charge will be prorated from the Issue Date. In all subsequent  years,  the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual  charge  through a  redemption  from your  Annuity's  Account  Value or through  funds other than those within the  Annuity.  If you do not elect a method of payment,  we will  automatically  deduct the annual  charge  from your  Annuity's
Account Value.  The manner in which you elect to pay for the Rider may have tax implications.

|X|      If you elect to pay the charge through a redemption of your  Annuity's  Account  Value,  the  withdrawal  will be treated as a taxable  distribution,  and will generally be subject to ordinary  income tax on the amount of any investment  gain withdrawn.
         If you are under age 59 1/2,  the  distribution  may also be  subject to a 10%  penalty on any gain  withdrawn,  in  addition  to ordinary  income taxes.  We first deduct the amount of the charge  pro-rata from the Account Value in the variable  investment options.  We only deduct the charge pro-rata from the Fixed  Allocations to the extent there is insufficient  Account Value in the variable investment options to pay the charge.

|X|      If you  elect to pay the  charge  through  funds  other  than  those  from your  Annuity,  we  require  that  payment  be made electronically  in U.S.  currency  through a U.S.  financial  institution.  If you elect to pay the charge through  electronic transfer  of funds  and  payment  has not been  received  within 31 days from the due date,  we will  deduct  the  charge as a redemption from your Annuity, as described above.

TERMINATION
You can  terminate  the Plus40(TM)rider at any time.  Upon  termination,  you will be  required to pay a pro-rata  portion of the annual charge for the Rider.  The Plus40(TM)rider will  terminate  automatically  on the date your Account  Value is applied to begin  receiving annuity  payments,  on the date you  surrender  the Annuity  or, on the expiry date with  respect to such person who reaches the expiry date.  We may also  terminate  the  Plus40(TM)rider,  if  necessary,  to  comply  with  our  interpretation  of the Code and  applicable regulations.  Once terminated, you may not reinstate your coverage under the Plus40(TM)rider.

CHANGES IN ANNUITY DESIGNATIONS
Changes in ownership and annuitant  designations  under the Annuity may result in changes in eligibility  and charges under the Plus40(TM)
rider.  These changes may include termination of the Rider.  Please refer to the Rider for specific details.

SPOUSAL ASSUMPTION
A  spousal  beneficiary  may elect to assume  ownership  of the  Annuity  instead  of taking  the  Annuity's  Death  Benefit.  However, regardless of whether a spousal  beneficiary  assumes ownership of the Annuity,  the death benefit under the Plus40(TM)rider will be paid despite the fact that the Annuity  will  continue.  The spousal  beneficiary  can apply the death  benefit  proceeds  under the Plus40(TM)
rider to the Annuity as a new Purchase  Payment,  can purchase a new annuity  contract or use the death benefit  proceeds for any other purpose.  Certain  restrictions  may apply to an Annuity  that is used as a qualified  investment.  Spousal  beneficiaries  may also be eligible to purchase the Plus40(TM)rider,  in which case the Annuity's  Account Value,  as of the date the assumption is effective,  will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION
The Plus40(TM)rider was designed to qualify as a life insurance  contract under the Code. As life  insurance,  under most  circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an  Individual  Retirement  Annuity  (IRA),  we consider the Plus40(TM)rider to be outside of your IRA, since premium for the Rider is paid for either with funds  outside of your Annuity or with  withdrawals  previously  subject to tax and any applicable tax penalty.

We believe  payments under the accelerated  payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free  payments.  To the extent  permitted by law, we will change our  procedures  in relation to the Rider,  or the definition of terminally  ill, or any other  applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

                              APPENDIX D - SALE OF THE CONTRACTS TO RESIDENTS OF THE STATE OF NEW YORK

Some of the provisions of the Annuity are different for contracts offered to residents of the State of New York.

GLOSSARY OF TERMS

Annuity  Date:  The date you choose for annuity  payments to  commence.  A maximum  Annuity  Date may apply.  The Annuity  Date may not exceed the first day of the calendar month following the Annuitant's 90th birthday.

MVA: A market value  adjustment used in the  determination of Account Value of each Fixed Allocation on any day other than the Maturity
Date of such Fixed Allocation and thirty days prior thereto.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and expenses we charge for the Annuity.  Some  charges are  assessed  against your Annuity  while others are assessed against assets  allocated to the variable  investment  options.  The charges that are assessed against the Annuity include the Contingent  Deferred Sales Charge,  Annual Maintenance Fee, Transfer Fee, the Tax Charge and any charge for optional benefits.  The charge that is assessed against the variable  investment  options is the Insurance Charge,  which is the combination of a mortality and expense risk charge and a charge for  administration  of the  Annuity.  Each  underlying  mutual fund  portfolio  assesses a charge for investment  management,  other expenses and with some mutual funds, a 12b-1 charge.  The  prospectus  for each  underlying  mutual fund provides more detailed  information  about the expenses for the underlying  mutual funds. In certain  states,  a premium tax charge may be applicable.  All of these fees and expenses are described in more detail within this Prospectus.

The following  table  provides a summary of the fees and charges you will incur if you surrender the Annuity or transfer  Account Value among investment options.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                   YOUR TRANSACTION FEES AND CHARGES
                                                    (assessed against the Annuity)
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------ ---------------------------------------------------------------------------------
                     FEE/CHARGE                                                        Amount Deducted
------------------------------------------------------ ---------------------------------------------------------------------------------
------------------------------------------------------
Contingent Deferred Sales Charge*                                                            7.0%
                                                         The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the Issue Date of the
                                                                                           Annuity.
------------------------------------------------------ ---------------------------------------------------------------------------------
------------------------------------------------------
Transfer Fee                                                                                $10.00
                                                                     (Deducted after the 20th transfer each Annuity Year)
------------------------------------------------------ ---------------------------------------------------------------------------------
------------------------------------------------------ ---------------------------------------------------------------------------------

Premium Tax Charge                                      Up to 3.5% of the value that is annuitized, depends on the requirements of the applicable jurisdiction. This charge is deducted generally at the time you annuitize your contract.
------------------------------------------------------ ---------------------------------------------------------------------------------

*    The following are the Contingent Deferred Sales Charges (as a percentage of each applicable Purchase Payment) deducted upon surrender or withdrawal.  For purposes of calculating this charge we consider the year following the Issue Date of your Annuity as
Year 1.

--------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
    Yr. 1          Yr. 2        Yr. 3         Yr. 4        Yr. 5         Yr. 6        Yr. 7        Yr. 8+
--------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
--------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------
     7.0%          6.0%          5.0%         4.0%          3.0%         2.0%          1.0%         0.0%
--------------- ------------ ------------- ------------ ------------- ------------ ------------- ------------

The  following  table  provides a summary of the  periodic  fees and  charges  you will pay while you own the  Annuity,  excluding  the underlying mutual fund Portfolio annual expenses.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                    YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                            ANNUAL FEES/CHARGES ASSESSED AGAINT THE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $30 or 2% of Account Value
                                                                          (Only applicable if Account Value is less than $100,000)
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS 1
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge 2                                                                   0.50%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge 2                                                                             0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Distribution Charge 3                                                                    0.60% in Annuity Years 1-7
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Settlement Service Charge 4                                            1.40% per year of the value of each Sub-account if the Owner's beneficiary elects the Qualified Beneficiary Continuation
                                                                                         Option 5 ("Qualified BCO")
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts                              1.25% per year of the value of each Sub-account in Annuity Years
                                                                                   1-7; 0.65% in Annuity Years 8 and later
                                                                       (1.40% per year if you are a beneficiary electing the Qualified
                                                                                                    BCO)
--------------------------------------------------------------------- ------------------------------------------------------------------
1    These charges are deducted daily and apply to Variable Investment Options only.
2    The  combination  of the Mortality and Expense Risk Charges and  Administration  Charge is referred to as the  "Insurance  Charge"
elsewhere in this Prospectus.
3    The Distribution Charge in Annuity Years 8+ is 0.00%.
4    The Mortality & Expense Risk Charge, the Administration  Charge and the Distribution  Charge do not apply if you are a beneficiary under the Qualified  Beneficiary  Continuation  Option.  The  Settlement  Service Charge  applies only if your  beneficiary  elects the
Qualified Beneficiary Continuation Option.
5    When an Annuity is used as an IRA,  403(b) or other  "qualified  investment",  upon the Owner's death a beneficiary  may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of receiving the death benefit in a single payment.  If a beneficiary elects this option,  the beneficiary will incur the Settlement  Service Charge.  Please refer to the section of this  Prospectus  that describes the Qualified  Beneficiary  Continuation  Option for more detailed  information  about this option, including certain restrictions and limitations that may apply.

FEES AND CHARGES

Contingent  Deferred Sales Charge:  We do not deduct a sales charge from Purchase  Payments you make to your Annuity.  However,  we may deduct a  Contingent  Deferred  Sales Charge or CDSC if you  surrender  your  Annuity or when you make a partial  withdrawal.  The CDSC reimburses us for expenses  related to sales and  distribution of the Annuity,  including  commissions,  marketing  materials and other promotional  expenses.  The CDSC is  calculated as a percentage of your Purchase  Payment  being  surrendered  or withdrawn  during the applicable  Annuity Year. For purposes of  calculating  the CDSC, we consider the year following the Issue Date of your Annuity as Year
1.  The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity.  The CDSC percentages are shown below.

           --------------------- ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------

           YEARS                     1           2           3          4           5           6          7           8+
           --------------------- ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------
           --------------------- ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------

           CHARGE (%)               7.0%        6.0%       5.0%        4.0%        3.0%       2.0%        1.0%        0.0%
           --------------------- ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------

The CDSC period is based on the Issue Date of the Annuity,  not on the date each Purchase  Payment is applied to the Annuity.  Purchase
Payments  applied to the Annuity  after the Issue Date do not have their own CDSC  period.  During the first  seven (7) Annuity  Years, under certain  circumstances  you can withdraw a limited amount of Account Value without paying a CDSC.  This is referred to as a "Free
Withdrawal."  After seven (7) complete  Annuity  Years,  you can  surrender  your Annuity or make a partial  withdrawal  without a CDSC being deducted from the amount being  withdrawn.  Free  Withdrawals  are not treated as a withdrawal of Purchase  Payments for purposes of  calculating  the CDSC on a subsequent  withdrawal or surrender.  Withdrawals  of amounts  greater than the maximum Free  Withdrawal amount are treated as a  withdrawal  of Purchase  Payments and will be assessed a CDSC during  Annuity  Years 1 through 7. For purposes of  calculating  the CDSC on a surrender  or a partial  withdrawal,  the Purchase  Payments  being  withdrawn  may be greater than your remaining  Account  Value or the amount of your  withdrawal  request.  This is most likely to occur if you have made prior  withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $30.00 or
2% of your Account Value invested in the variable  investment  options,  whichever is less.  This fee will be deducted  annually on the anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year,  the fee is deducted at the time of  surrender.  Currently,  the Annual  Maintenance  Fee is only  deducted  if your  Account  Value is less than  $100,000  on the anniversary  of the Issue Date or at the time of surrender.  We may increase the Annual  Maintenance  Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax  Charges:  Currently,  the State of New York does not impose such a tax.  However,  we reserve the right to deduct this charge from contracts if the State of New York  imposes this type of tax in the future.  We may assess a charge  against the  Sub-accounts  and the
Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?
Distribution  Charge:  We  deduct  a  Distribution  Charge  daily  against  the  average  assets  allocated  to the  Sub-accounts.  The
Distribution  Charge is equal to 0.60% on an annual  basis in  Annuity  Years 1 through  7.  After the end of the first  seven  Annuity
Years,  the 0.60% charge for  distribution  will no longer be assessed.  The  Distribution  Charge is intended to  compensate  us for a portion of our acquisition  expenses under the Annuity,  including  promotion and distribution of the Annuity.  The Distribution Charge is deducted against your Annuity's  Account Value and any increases or decreases in your Account Value based on market  fluctuations of the  Sub-accounts.  A portion of the proceeds that American Skandia receives from the Distribution  Charge may include amounts based on market appreciation of the Sub-account values.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?
Owner,  Annuitant and Beneficiary  Designations:  For contracts issued in the State of New York, the designation of contingent Owner is not allowed.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
The following condition has been removed:
                                 -------
|X|      A new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
For New York  contracts  you may exercise your right to return the Annuity  within 10 days of receipt of the Annuity.  The amount to be refunded for New York  contracts is the Account  Value as of the date we receive  your request to cancel the Annuity.  Notice  received by mail is  effective  as of the date of the  postmark.  If the Annuity is returned to the agent,  the  effective  date is the date the
Annuity is received by the agent.

MANAGING YOUR ACCOUNT VALUE

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
For New York  contracts  we require a minimum  amount of $500 in each  Sub-account  you  allocate  Account  Value to at the time of any allocation  or transfer.  For New York  contracts,  a specific  authorization  form MUST be  completed  which  authorizes  us to accept transfers via phone or through means such as electronic mail.

MVA Formula
The MVA formula is applied  separately to each Fixed  Allocation to determine the Account Value of the Fixed Allocation on a particular date.  The formula is as follows:

                                                         [(1+I) / (1+J)]N/365

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
We will notify you of the Guarantee  Periods  available as of the date of such notice, at least 45 days and not more than 60 days prior to the Maturity  Date.  No MVA applies to any amounts  allocated to a particular  Fixed  Allocation  if you withdraw all or part of the
Account  Value in such Fixed  Allocation  within 30 days of maturity.  If you are age 55 or older you may invest in a Fixed  Allocation with a Guarantee Period of five years or less.

ACCESS TO ACCOUNT VALUE

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

|X|      To meet liquidity  needs,  you can withdraw a limited amount from your Annuity during each of Annuity Years 1-7 without a CDSC being  applied.  We call  this the  "Free  Withdrawal"  amount.  The Free  Withdrawal  amount is not  available  if you  choose to surrender your Annuity.  Amounts  withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity.  The minimum Free Withdrawal you may request is $100.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Years 1-7
The  maximum  Free  Withdrawal  amount  during  each of  Annuity  Years 1 through  7 (when a CDSC  would  otherwise  apply to a partial withdrawal or surrender of your initial  Purchase  Payments) is 10% of all Purchase  Payments.  The 10% Free  Withdrawal  amount is not cumulative.  Withdrawals of amounts  greater than the maximum Free Withdrawal  amount are treated as a withdrawal of Purchase  Payments and will be assessed a CDSC during  Annuity Years 1 through 7. If, during  Annuity Years 1 through 7, all Purchase  Payments  withdrawn are subject to a CDSC,  then any  subsequent  withdrawals  will be withdrawn  from any gain in the  Annuity.  If you do not make a Free
Withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

Annuity Years 8+
After Annuity Year 7, you can surrender your Annuity or make a partial  withdrawal  without a CDSC being deducted from the amount being withdrawn.

NOTE:  Amounts  that you have  withdrawn  as a Free  Withdrawal  will not reduce  the amount of any CDSC that we deduct if,  during the first seven (7) Annuity Years, you make a partial withdrawal or choose to surrender the Annuity.

Examples
1.       Assume  you make an  initial  Purchase  Payment  of  $10,000  and make no  additional  Purchase  Payments.  The  maximum  Free
     Withdrawal amount during each of the first seven Annuity Years would be 10% of $10,000, or $1,000.

2.       Assume you make an initial  Purchase  Payment of $10,000 and make an additional  Purchase Payment of $5,000 in Annuity Year 5.
     The maximum Free Withdrawal  amount during Annuity Years 6 and 7 would be 10% of $15,000,  or $1,500.  Beginning in Annuity Year 8
     and thereafter,  you can surrender your Annuity or make a partial  withdrawal  without a CDSC being deducted from the amount being withdrawn.

3.       Assume you make an initial  Purchase  Payment of $10,000 and take a Free  Withdrawal  of $500 in Annuity  Year 5 and $1,000 in
     Annuity Year 6. If you surrender your Annuity in Annuity Year 7, the CDSC will be assessed  against the initial  Purchase  Payment amount  ($10,000),  not the amount of Purchase  Payments  reduced by the amounts  that were  withdrawn  under the Free  Withdrawal provision.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?
A CDSC may be assessed  against a Partial  Withdrawal  during the first seven (7) Annuity Years.  Whether a CDSC applies and the amount to be charged depends on whether the Partial  Withdrawal  exceeds any Free Withdrawal  amount and, if so, the number of years that have elapsed since the Issue Date of the Annuity.

1.       If you request a Partial  Withdrawal,  we determine if the amount you  requested is available as a Free  Withdrawal  (in which case it would not be subject to a CDSC);
2.       If the amount  requested  exceeds the  available  Free  Withdrawal  amount,  we  determine if a CDSC will apply to the Partial
     Withdrawal  based on the number of years that have  elapsed  since the Annuity was issued.  The  maximum  Free  Withdrawal  amount during each of Annuity Years 1 through 7 is 10% of all Purchase  Payments.  Withdrawals  of amounts  greater than the maximum Free
     Withdrawal  amount are treated as a  withdrawal  of Purchase  Payments and will be assessed a CDSC.  If,  during  Annuity  Years 1 through 7, all Purchase Payments are withdrawn subject to a CDSC, then any subsequent  withdrawals will be withdrawn from any gain in the Annuity.

3.       If the amount  requested  exceeds the amounts  available under Item #2 above, we withdraw the remaining  amount from any other
     Account Value.
|X|      If the Annuity has been in effect for less than seven  complete  years,  a CDSC will be charged on the amount of the  Purchase
         Payment being withdrawn, according to the CDSC table.
|X|      If the Annuity has been in effect for more than seven complete years, no CDSC will be charged on the amount being withdrawn.

For  purposes of  calculating  the CDSC on a partial  withdrawal,  the  Purchase  Payments  being  withdrawn  may be greater  than your remaining  Account  Value or the amount of your  withdrawal  request.  This is most likely to occur if you have made prior  withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
The Annuity Date must be the first or the fifteenth  day of a calendar  month and may not be less than one year after the Issue Date of the Annuity.  However,  for New York  contracts,  if the  contract's  accumulated  value,  at the time of  annuitization,  is less than
$2,000,  or would  provide  an income,  the  initial  amount of which is less than $20 per month,  in lieu of  commencing  the  annuity payments, we reserve the right to cancel the Annuity and pay you the total of the Account Value.

For New York contracts the Annuity Date may not exceed the first day of the calendar month following the Annuitant's 90th birthday.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
This benefit is not available to residents of the State of New York.

DEATH BENEFIT

Optional Death Benefits
The Enhanced  Beneficiary  Protection Optional Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
are not offered to residents of the State of New York.

TAX CONSIDERATIONS

Minimum Distribution Requirements and Payment Option
For New York contracts the Minimum  Distribution  provision is only available for annuities issued under Section 403(b) of the IRS Code or for IRA's where Minimum Distributions are required.  Minimum Distributions are not available for any other contracts.

STATEMENT OF ADDITIONAL INFORMATION

Modification:  In addition to obtaining  prior  approval  from the insurance  department of our state of domicile  before making such a combination, substitution, deletion or addition, we will also obtain prior approval from the Superintendent of Insurance for New York.

Deferral of  Transactions:  If we defer a  distribution  or transfer from any Fixed  Allocation  or any fixed annuity  payment for more than 10 days,  we pay  interest  using our then  current  crediting  rate for this  purpose,  which is not less than 3% per year on the amount deferred.

Misstatement of Age or Sex:
If there has been a  misstatement  of the age and/or sex of any person upon whose life annuity  payments or the minimum  death  benefit are based, we make  adjustments to conform to the facts. As to annuity  payments:  (a) any  underpayments by us will be remedied on the next  payment  following  correction;  (b) any  overpayments  by us will be charged  against  future  amounts  payable by us under your
Annuity;  and (c) as to any annuity  payments,  we shall  credit or charge  interest  using our then  current  crediting  rate for this purpose,  which is not less  than 3% and not  greater  than 6%  interest  per year,  calculated  from the date of any  underpayment  or overpayment to the date actual payment is made.

How We Calculate the Market Value Adjustment
--------------------------------------------

The formula is:

                                                         [(1+I) / (1+J)]N/365

                                                 THIS PAGE IS INTENTIONALLY LEFT BLANK.

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                  PLEASE SEND ME A STATEMENT  OF  ADDITIONAL  INFORMATION  THAT  CONTAINS  FURTHER  DETAILS  ABOUT THE
                  AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS ASAPIII-PROS (05/2004).
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                                        _______________________________________________________
                                                           (print your name)

                                        _______________________________________________________
                                                               (address)

                                        _______________________________________________________
                                                         (city/state/zip code)

                                                                 NOTES

                                                                 NOTES

                                                                 NOTES

Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
A Prudential Financial Company                                                               A Prudential Financial Company
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-766-4530                                                                           Telephone: 203-926-1888
http://www.americanskandia.prudential.com                                         http://www.americanskandia.prudential.com

                                                          MAILING ADDRESSES:

                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                             P.O. Box 7040
                                                       Bridgeport, CT 06601-7040

                                                                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                                         A Prudential Financial Company
                                                                                        One Corporate Drive, Shelton, Connecticut 06484
                                                                                        -----------------------------------------------
This Prospectus  describes  StagecoachTM  Advisor PlanSM III, a flexible premium  deferred annuity (the "Annuity")  offered by American
Skandia Life Assurance  Corporation  ("American  Skandia",  "we", "our" or "us") exclusively through Wells Fargo Bank, N.A. The Annuity may be offered as an  individual  annuity  contract or as an interest in a group  annuity.  This  Prospectus  describes  the  important features of the Annuity and what you should  consider  before  purchasing  the Annuity.  We have also filed a Statement  of  Additional
Information  that is available  from us, without  charge,  upon your request.  The contents of the Statement of Additional  Information are  described  on page 83. The Annuity or certain of its  investment  options  and/or  features  may not be  available  in all states.
Various rights and benefits may differ between states to meet  applicable  laws and/or  regulations.  Certain terms are  capitalized in this Prospectus.  Those terms are either defined in the Glossary of Terms or in the context of the particular section.

=======================================================================================================================================
American  Skandia  offers  several  different  annuities  which your  investment  professional  may be authorized to offer to you. Each annuity has different  features and benefits that may be appropriate  for you based on your financial  situation,  your age and how you intend to use the annuity.  The different  features and benefits  include  variations in death  benefit  protection  and the ability to access your annuity's  account value.  The fees and charges you pay and compensation  paid to your investment  professional may also be different between each annuity.
=======================================================================================================================================

If you are purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should consider any surrender or penalty  charges you may incur when replacing your existing  coverage and that this Annuity may be subject to a contingent deferred  sales charge if you elect to surrender  the Annuity or take a partial  withdrawal.  You should  consider  your need to access the Annuity's Account Value and whether the annuity's liquidity features will satisfy that need.

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This  Annuity is  frequently  used for  retirement  planning  because it allows you to  accumulate  retirement  savings and also offers annuity  payment  options when you are ready to begin receiving  income.  The Annuity also offers a choice of three different  optional benefits,  for an additional  charge,  that can provide principal  protection or guaranteed  minimum income protection for Owners while they are alive and one or more death  benefits  that can  protect  your  retirement  savings  if you die  during a period of  declining markets.  It may be used as an investment  vehicle for "qualified"  investments,  including an IRA,  SEP-IRA,  Roth IRA, Section 401(a)
plans (defined benefit plans and defined  contribution plans such as 401(k),  profit sharing and money purchase plans) or Tax Sheltered
Annuity (or 403(b)).  It may also be used as an investment vehicle for  "non-qualified"  investments.  The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed allocations.

When an Annuity is purchased as a  "non-qualified"  investment,  you generally are not taxed on any investment  gains the Annuity earns until you make a withdrawal or begin to receive annuity payments.  This feature,  referred to as  "tax-deferral",  can be beneficial to the growth of your  Account  Value  because  money that would  otherwise be needed to pay taxes on  investment  gains each year remains invested and can earn additional money.  However,  because the Annuity is designed for long-term  retirement savings, a 10% penalty tax may be applied on withdrawals  you make before you reach age 59 1/2.  Annuities  purchased as a  non-qualified  investment are not subject to the maximum  contribution  limits that may apply to a qualified  investment,  and are not subject to required minimum  distributions after age 701/2.

When an Annuity is purchased as a "qualified"  investment,  you should consider that the Annuity does not provide any tax advantages in addition to the  preferential  treatment  already  available  through your retirement plan under the Internal  Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other  investment  vehicles may not offer,  including  death benefit  protection for your  beneficiaries,  lifetime  income options,  and the ability to make transfers  between  numerous  variable investment  options  offered  under the  Annuity.  You should  consult  with your  investment  professional  as to whether  the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

These annuities are NOT deposits or obligations  of, or issued,  guaranteed or endorsed by, any bank, or bank subsidiary of Wells Fargo
Bank,  N.A., are NOT insured or guaranteed by the U.S.  government,  the Federal  Deposit  Insurance  Corporation  (FDIC),  the Federal
Reserve Board or any other agency.  An investment in this annuity involves  investment  risks,  including  possible loss of value, even with respect to amounts allocated to the AST Money Market sub-account.
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THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE  SECURITIES  COMMISSION
NOR  HAS  THE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS.  ANY
REPRESENTATION  TO THE CONTRARY IS A CRIMINAL  OFFENSE.  PLEASE READ THIS  PROSPECTUS  AND THE CURRENT  PROSPECTUS  FOR THE  UNDERLYING
MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
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                                             FOR FURTHER INFORMATION CALL 1-800-680-8920.
Prospectus Dated: May 3, 2004                                                 Statement of Additional Information Dated: May 3, 2004
WFVASAPIIIPROS - (05/2004)                                                                                              WFVASIIIPROS
                             PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?

|X|      This  Annuity is a "flexible  premium  deferred  annuity."  It is called  "flexible  premium"  because  you have  considerable flexibility in the timing and amount of premium  payments.  Generally,  investors "defer" receiving annuity payments until after an accumulation period.

|X|      This Annuity offers both variable  investment  options and Fixed  Allocations.  If you allocate your Account Value to variable investment  options,  the value of your  Annuity  will vary  daily to  reflect  the  investment  performance  of the  underlying investment  options.  Fixed  Allocations  of different  durations  are offered that are  guaranteed by us, but may have a Market
       Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

|X|      The Annuity  features two distinct  periods - the accumulation  period and the payout period.  During the accumulation  period your Account Value is allocated to one or more  investment  options.  The variable  investment  options,  each a Sub-account  of
       American  Skandia Life Assurance  Corporation  Variable  Account B, invest in an underlying  mutual fund  portfolio.  Currently, portfolios of the following  underlying  mutual funds are being offered:  Wells Fargo Variable  Trust,  American  Skandia Trust,
       Gartmore Variable  Investment Trust,  INVESCO Variable  Investment Funds, Inc.,  Evergreen Variable Annuity Trust,  ProFunds VP,
       First Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.

|X|      During the payout period,  commonly called  "annuitization,"  you can elect to receive annuity  payments (1) for life; (2) for life with a guaranteed  minimum number of payments;  (3) based on joint lives;  or (4) for a guaranteed  number of payments.  We currently make annuity payments available on a fixed or variable basis.

|X|      This Annuity offers optional benefits,  for an additional charge, that can provide principal  protection or guaranteed minimum income protection for Owners while they are alive.

|X|      This  Annuity  offers a basic  Death  Benefit.  It also offers  optional  Death  Benefits  that  provide an enhanced  level of protection for your beneficiary(ies) for an additional charge.

|X|      You are allowed to withdraw a limited  amount of money from your Annuity on an annual basis without any charges,  although any optional  guaranteed  benefit you elect will be reduced.  Other  product  features  allow you to access  your  Account  Value as necessary,  although a charge may apply.  After Annuity Year 8, you are allowed to make unlimited  withdrawals from your Annuity without any charges.

|X|      Transfers  between  investment  options are tax-free.  Currently,  you may make twenty transfers each year free of charge.  We also offer several  programs that enable you to manage your Account Value as your  financial  needs and  investment  performance change.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity  through  licensed,  registered  investment  professionals.  You must complete an application  and submit a minimum initial  purchase  payment of $1,000.  We may allow you to make a lower initial purchase payment provided you establish a bank drafting program  under  which  purchase  payments  received  in the first  Annuity  Year total at least  $1,000.  If the Annuity is owned by an individual  or  individuals,  the oldest of those Owners must be age 80 or under,  as of the Issue Date of the Annuity.  If the Annuity is owned by an entity,  the  annuitant  must be age 80 or under,  as of the Issue Date of the Annuity.  The  availability  and level of protection  of certain  optional  benefits  may vary based on the age of the Owner on the Issue Date of the  Annuity or the date of the
Owner's death.

AVAILABLE INFORMATION
A  Statement  of  Additional  Information  is  available  from us without  charge upon your  request.  This  Prospectus  is part of the registration  statement we filed with the SEC regarding this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these  materials at the prescribed  rates from the
SEC's  Public  Reference  Section,  450 Fifth  Street  N.W.,  Washington,  D.C.,  20549.  You may inspect  and copy those  registration statements and exhibits  thereto at the SEC's public  reference  facilities at the above address,  Room 1024, and at the SEC's Regional
Offices,  The Woolworth Building,  233 Broadway,  New York, NY and 175 W. Jackson Boulevard,  Suite 900, Chicago,  IL. These documents, as well as documents incorporated by reference,  may also be obtained through the SEC's Internet Website  (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

                                                           GLOSSARY OF TERMS

Many terms used  within this  Prospectus  are  described  within the text where they  appear.  The  description  of those terms are not repeated in this Glossary of Terms.

Account  Value:  The value of each  allocation  to a  Sub-account  (also  referred  to as  "variable  investment  options")  or a Fixed
Allocation prior to the Annuity Date, plus any earnings,  and/or less any losses,  distributions and charges.  Other than on a contract anniversary,  the Account Value is calculated  before we assess any applicable  Contingent  Deferred Sales Charge ("CDSC" or "surrender charge")  and/or any fee that is deducted from the contract  annually in arrears.  The Account Value is determined  separately for each
Sub-account  and for each Fixed  Allocation,  and then  totaled to determine  the Account  Value for your entire  Annuity.  The Account
Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Annuitization:  The application of Account Value (or Protected Income Value for the Guaranteed  Minimum Income Benefit,  if applicable)
to one of the available  annuity  options for the Annuitant to begin  receiving  periodic  payments for life, for a guaranteed  minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An  allocation of Account  Value that is to be credited a fixed rate of interest for a specified  Guarantee  Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim  Value:  The value of a Fixed  Allocation on any date other than the Maturity  Date.  The Interim Value is equal to the initial value  allocated to the Fixed  Allocation  plus all  interest  credited to the Fixed  Allocation  as of the date  calculated,  less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment used in the  determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

Owner:  With an Annuity  issued as an individual  annuity  contract,  the Owner is either an eligible  entity or person named as having ownership  rights in relation to the Annuity.  With an Annuity  issued as a  certificate  under a group annuity  contract,  the "Owner"
refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender  Value:  The value of your Annuity  available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC,  Annual  Maintenance Fee, Tax Charge,  the charge for any optional  benefits and any Market Value Adjustment that may apply to any Fixed Allocations.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation  Day:  Every day the New York Stock  Exchange is open for trading or any other day the  Securities  and  Exchange  Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the Annuity.  Some fees and charges are assessed  against your Annuity  while others are assessed  against  assets  allocated to the variable  investment  options.  The fees and charges that are assessed  against the Annuity include the  Contingent  Deferred  Sales Charge,  Transfer  Fee,  Premium Tax Charge and Annual  Maintenance  Fee. The charges that are assessed  against the variable  investment  options are the mortality  and expense risk charge,  the charge for  administration  of the
Annuity,  the Distribution  Charge and the charge for certain  optional  benefits you elect,  other than the Guaranteed  Minimum Income
Benefit,  which is  assessed  against  the  Protected  Income  Value.  Each  underlying  mutual  fund  portfolio  assesses a charge for investment  management,  other expenses and with some mutual funds, a 12b-1 charge.  The  prospectus  for each  underlying  mutual fund provides more detailed  information  about the expenses for the  underlying  mutual funds.  All of these fees and charges are described in more detail within this Prospectus.

The following  table  provides a summary of the fees and charges you will pay if you  surrender  the Annuity or transfer  Account Value among investment options.  These fees and charges are described in more detail within this Prospectus.

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                                                   YOUR TRANSACTION FEES AND CHARGES
---------------------------------------------------------------------------------------------------------------------------------------
                                                    (assessed against the Annuity)
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------------------------------------------------------------ ---------------------------------------------------------------------------
                        FEE/CHARGE                                                        Amount Deducted
------------------------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------------------------
Contingent Deferred Sales Charge*                                                               7.5%
                                                              The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the Issue Date of the Annuity.
------------------------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------------------------
Transfer Fee                                                                                   $10.00
                                                                        (Deducted after the 20th transfer each Annuity Year)
------------------------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------------------------
Premium Tax Charge                                            Up to 3.5% of the value that is annuitized, depends on the requirements of the applicable jurisdiction. This charge is deducted generally at the time you annuitize your contract.

------------------------------------------------------------ ---------------------------------------------------------------------------

*    The following are the Contingent Deferred Sales Charges (as a percentage of each applicable Purchase Payment) upon surrender or withdrawal.  For purposes of calculating this charge we consider the year following the Issue Date of your Annuity as Year 1.

                                       ------- ------ ------ ------ ----- ------ ------ ----- -------
                                       Yr. 1   Yr. 2  Yr. 3  Yr. 4  Yr.   Yr. 6  Yr. 7  Yr.   Yr. 9+
                                                                     5                   8
                                       ------- ------ ------ ------ ----- ------ ------ ----- -------
                                       ------- ------ ------ ------ ----- ------ ------ ----- -------
                                        7.5%   7.0%   6.5%   6.0%   5.0%  4.0%   3.0%   2.0%   0.0%
                                       ------- ------ ------ ------ ----- ------ ------ ----- -------

The  following  table  provides a summary of the  periodic  fees and  charges  you will pay while you own the  Annuity,  excluding  the underlying mutual fund Portfolio annual expenses.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                    YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL FEES/CHARGES ASSESSED AGAINST THE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $35 or 2% of Account Value
                                                                          (Only applicable if Account Value is less than $100,000)
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS 1
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge 2                                                                   0.50%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge 2                                                                             0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Distribution Charge 3                                                                    0.60% in Annuity Years 1-8
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Settlement Service Charge 4                                            1.40% per year of the value of each Sub-account if the Owner's beneficiary elects the Qualified Beneficiary Continuation
                                                                                         Option 5 ("Qualified BCO")
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts                              1.25% per year of the value of each Sub-account in Annuity Years
                                                                                   1-8; 0.65% in Annuity Years 9 and later
                                                                       (1.40% per year if you are a beneficiary electing the Qualified
                                                                                                    BCO)
--------------------------------------------------------------------- ------------------------------------------------------------------
1    These charges are deducted daily and apply to Variable Investment Options only.
2    The  combination  of the Mortality and Expense Risk Charges and  Administration  Charge is referred to as the  "Insurance  Charge"
elsewhere in this Prospectus.
3    The Distribution Charge in Annuity Years 9+ is 0.00%.
4    The Mortality & Expense Risk Charge, the Administration  Charge and the Distribution  Charge do not apply if you are a beneficiary under the Qualified  Beneficiary  Continuation  Option.  The Settlement Service Charge applies only if your beneficiary elects the
     Qualified Beneficiary Continuation Option.
5    When an Annuity is used as an IRA,  403(b) or other  "qualified  investment",  upon the Owner's death a beneficiary  may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity  instead of receiving  the death benefit in a single payment.  If a beneficiary elects this option,  the beneficiary will incur the Settlement  Service Charge.  Please refer to the section of this Prospectus that describes the Qualified  Beneficiary  Continuation Option for more detailed  information about this option, including certain restrictions and limitations that may apply.

The following table provides a summary of the fees and charges you will pay if you elect any of the following  optional  benefits.  Not all  optional  benefits may be  purchased  in  combination  with one  another.  You may only elect one  optional  living  benefit.  The optional  living  benefits are the  Guaranteed  Return Option Plus program (and where not available,  Guaranteed  Return  Option),  the
Guaranteed Minimum Withdrawal  Benefit and the Guaranteed  Minimum Income Benefit.  For the optional death benefits,  you may elect the
Enhanced  Beneficiary  Protection  Death Benefit and the Highest  Anniversary  Value Death Benefit  together or  individually,  but the
Combination  5% Roll-up  and HAV Death  Benefit may only be  purchased  individually.  The fees and  charges  of  each of the  optional benefits are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
                                     Optional Benefit                                         Optional Benefit    Total Annual Charge*
                                                                                                    Fee/
                                                                                                   Charge
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)/ GUARANTEED RETURN OPTION
We offer a program  that  guarantees  a  "return  of  premium"  at a future  date,  while     0.25% of average    1.50% in Annuity
allowing you to allocate all or a portion of your Account Value to certain Sub-accounts.    daily net assets of   Years 1-8; 0.90% in
                                                                                              the Sub-accounts    Annuity Years 9 and
                                                                                                                  later; 1.65% for
                                                                                                                  Qualified BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
We offer a program that  guarantees  your ability to withdraw  amounts over time equal to     0.35% of average    1.60% in Annuity
an  initial  principal  value,  regardless  of the impact of market  performance  on your   daily net assets of   Years 1-8; 1.00% in
Account Value.                                                                                the Sub-accounts    Annuity Years 9 and
                                                                                                                  later; 1.75% for
                                                                                                                  Qualified BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)**                                                                        1.25% in Annuity
We offer a program that,  after a seven-year  waiting period,  guarantees your ability to    0.50% per year of    Years 1-8; 0.65% in
begin  receiving  income from your Annuity in the form of annuity  payments based on your       the average       Annuity Years 9 and
total Purchase  Payments and an annual increase of 5% on such Purchase  Payments adjusted     Protected Income    later
for  withdrawals  (called the  "Protected  Income  Value"),  regardless  of the impact of    Value during each            PLUS
market performance on your Account Value.                                                      year; deducted     0.50% per year of
                                                                                            annually in arrears   average Protected
                                                                                             each Annuity Year    Income Value
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT**
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average    1.50% in Annuity
your  beneficiary(ies)  by providing  amounts in addition to the basic Death Benefit that   daily net assets of   Years 1-8; 0.90% in
can be used to offset  federal  and state  taxes  payable  on any  taxable  gains in your     the Sub-accounts    Annuity Years 9 and
Annuity at the time of your death.                                                                                later

------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")**
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average    1.50% in Annuity
your  beneficiary(ies)  by  providing a death  benefit  equal to the greater of the basic   daily net assets of   Years 1-8; 0.90% in
Death Benefit and the Highest Anniversary Value, less proportional withdrawals.               the Sub-accounts    Annuity Years 9 and
                                                                                                                  later

------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT**                                                                    1.75% in Annuity
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.50% of average    Years 1-8; 1.15% in
your  beneficiary(ies)  by providing the greater of the Highest  Anniversary  Value Death   daily net assets of   Annuity Years 9 and
Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.               the Sub-accounts    later
------------------------------------------------------------------------------------------- --------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------------------------
Please  refer to the section of this  Prospectus  that  describes  each  optional  benefit for a complete  description  of the benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------------------------------------------
*    The Total Annual Charge includes the Insurance Charge and Distribution Charge assessed against the average daily net assets allocated the Sub-accounts.  If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.
**   These optional benefits are not available under the Qualified BCO.

The  following  table  provides  the range  (minimum  and  maximum)  of the total  annual  expenses  for the  underlying  mutual  funds
("Portfolios")  as of December  31,  2003.  Each figure is stated as a  percentage  of the  underlying  Portfolio's  average  daily net assets.

----------------------------------------------------------------------------------------------------------------------------------------
                                               Total Annual Portfolio Operating Expenses
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
                                                                 Minimum                                      Maximum
---------------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
Total Portfolio Operating Expense                                 0.64%                                        4.69%
---------------------------------------------- -------------------------------------------- --------------------------------------------

The following are the investment  management fees, other expenses,  12b-1 fees (if applicable),  and the total annual expenses for each underlying  mutual  fund  ("Portfolio")  as of  December  31,  2003,  except as noted.  Each  figure is stated as a  percentage  of the underlying  Portfolio's  average daily net assets. For certain of the underlying  Portfolios,  a portion of the management fee has been waived and/or other expenses have been partially  reimbursed.  Any such fee waivers  and/or  reimbursements  have been reflected in the footnotes.  The "Total  Annual  Portfolio  Operating  Expenses"  reflect  the  combination  of the  underlying  Portfolio's  investment management  fee,  other  expenses  and any 12b-1 fees.  The  following  expenses  are deducted by the  underlying  Portfolio  before it provides  American  Skandia with the daily net asset value.  Any footnotes  about expenses appear after the list of all the Portfolios.
The underlying  Portfolio  information was provided by the underlying mutual funds and has not been  independently  verified by us. See the  prospectuses or statements of additional  information of the underlying  Portfolios for further  details.  The current  prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-680-8920.

-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------
                                                                                                                   Total Annual
                                                       Management Fees          Other            12b-1 Fees          Portfolio
               UNDERLYING PORTFOLIO                                          Expenses 1                              Operating
                                                                                                                     Expenses
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust: 2
  International Equity                                     0.75%               0.59%               0.25%              1.59%
  Small Cap Growth                                         0.75%               0.25%               0.25%              1.25%
  Growth                                                   0.55%               0.33%               0.25%              1.13%
  Large Company Growth                                     0.55%               0.26%               0.25%              1.06%
  Equity Value                                             0.55%               0.40%               0.25%              1.20%
  Equity Income                                            0.55%               0.26%               0.25%              1.06%
  Asset Allocation                                         0.55%               0.22%               0.25%              1.02%
  Total Return Bond                                        0.45%               0.27%               0.25%              0.97%

American Skandia Trust: 3, 4
  AST JPMorgan International Equity 5                       0.88%               0.24%              0.02%               1.14%
  AST William Blair International Growth                    1.00%               0.23%              0.11%               1.34%
  AST DeAM International Equity                             1.00%               0.27%              0.00%               1.27%
  AST MFS Global Equity                                     1.00%               0.40%              0.00%               1.40%
  AST State Street Research Small-Cap Growth 6              0.90%               0.23%              0.07%               1.20%
  AST DeAM Small-Cap Growth                                 0.95%               0.22%              0.00%               1.17%
  AST Federated Aggressive Growth                           0.95%               0.27%              0.00%               1.22%
  AST Gabelli Small-Cap Value                               0.90%               0.20%              0.00%               1.10%
  AST DeAM Small-Cap Value                                  0.95%               0.41%              0.00%               1.36%
  AST Goldman Sachs Mid-Cap Growth                          1.00%               0.25%              0.16%               1.41%
  AST Neuberger Berman Mid-Cap Growth                       0.90%               0.21%              0.06%               1.17%
  AST Neuberger Berman Mid-Cap Value                        0.90%               0.17%              0.08%               1.15%
  AST Alger All-Cap Growth                                  0.95%               0.20%              0.25%               1.40%
  AST Gabelli All-Cap Value                                 0.95%               0.25%              0.00%               1.20%
  AST T. Rowe Price Natural Resources                       0.90%               0.25%              0.02%               1.17%
  AST Alliance Growth                                       0.90%               0.22%              0.04%               1.16%
  AST MFS Growth                                            0.90%               0.21%              0.14%               1.25%
  AST Marsico Capital Growth                                0.90%               0.16%              0.05%               1.11%
  AST Goldman Sachs Concentrated Growth                     0.90%               0.17%              0.06%               1.13%
  AST DeAM Large-Cap Value                                  0.85%               0.24%              0.00%               1.09%
  AST Alliance/Bernstein Growth + Value                     0.90%               0.25%              0.00%               1.15%
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------
                                                                                                                   Total Annual
                                                       Management Fees          Other            12b-1 Fees          Portfolio
               UNDERLYING PORTFOLIO                                          Expenses 1                              Operating
                                                                                                                     Expenses
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------
  AST Sanford Bernstein Core Value                          0.75%               0.24%              0.15%               1.14%
  AST Cohen & Steers Realty                                 1.00%               0.22%              0.02%               1.24%
  AST Sanford Bernstein Managed Index 500                   0.60%               0.18%              0.06%               0.84%
  AST American Century Income & Growth                      0.75%               0.24%              0.00%               0.99%
  AST Alliance Growth and Income                            0.75%               0.16%              0.08%               0.99%
  AST Hotchkis & Wiley Large-Cap Value 7                    0.75%               0.19%              0.04%               0.98%
  AST DeAM Global Allocation 8                              0.97%               0.29%              0.00%               1.26%
  AST American Century Strategic Balanced                   0.85%               0.26%              0.00%               1.11%
  AST T. Rowe Price Asset Allocation                        0.85%               0.27%              0.00%               1.12%
  AST T. Rowe Price Global Bond                             0.80%               0.26%              0.00%               1.06%
  AST Goldman Sachs High Yield 9                            0.75%               0.18%              0.00%               0.93%
  AST Lord Abbett Bond-Debenture                            0.80%               0.24%              0.00%               1.04%
  AST PIMCO Total Return Bond                               0.65%               0.15%              0.00%               0.80%
  AST PIMCO Limited Maturity Bond                           0.65%               0.17%              0.00%               0.82%
  AST Money Market                                          0.50%               0.14%              0.00%               0.64%

Gartmore Variable Investment Trust:
  GVIT Developing Markets                                   1.15%               0.24%               0.25%               1.64%

INVESCO Variable Investment Funds, Inc.: 10, 11
  Dynamics                                                   0.75%              0.42%               0.00%               1.17%
  Technology 12                                              0.75%              0.41%               0.00%               1.16%
  Health Sciences                                            0.75%              0.33%               0.00%               1.08%
  Financial Services                                         0.75%              0.36%               0.00%               1.11%

Evergreen Variable Annuity Trust: 13
  International Equity                                       0.66%              0.46%               0.00%               1.12%
  Special Equity                                             0.92%              0.26%               0.00%               1.18%
  Omega                                                      0.52%              0.20%               0.00%               0.72%

ProFund VP: 14                                               0.75%              0.91%               0.25%               1.91%
  Europe 30                                                  0.75%              0.93%               0.25%               1.93%
  Asia 30                                                    0.75%              0.95%               0.25%               1.95%
  Japan                                                      0.75%              1.30%               0.25%               2.30%
  Banks                                                      0.75%              1.03%               0.25%               2.03%
  Basic Materials                                            0.75%              1.04%               0.25%               2.04%
  Biotechnology                                              0.75%              1.33%               0.25%               2.33%
  Consumer Cyclical                                          0.75%              1.33%               0.25%               2.33%
  Consumer Non-Cyclical                                      0.75%              1.09%               0.25%               2.09%
  Energy                                                     0.75%              1.07%               0.25%               2.07%
  Financial                                                  0.75%              1.04%               0.25%               2.04%
  Healthcare                                                 0.75%              1.25%               0.25%               2.25%
  Industrial                                                 0.75%              1.01%               0.25%               2.01%
  Internet                                                   0.75%              1.06%               0.25%               2.06%
  Pharmaceuticals                                            0.75%              0.98%               0.25%               1.98%
  Precious Metals                                            0.75%              1.02%               0.25%               2.02%
  Real Estate                                                0.75%              1.05%               0.25%               2.05%
  Semiconductor                                              0.75%              0.93%               0.25%               1.93%
  Technology                                                 0.75%              1.06%               0.25%               2.06%
  Telecommunications                                         0.75%              1.06%               0.25%               2.06%
  Utilities                                                  0.75%              0.91%               0.25%               1.91%
---------------------------------------------------- -------------------- ------------------ ------------------- ------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- ------------------- ------------------- ------------------- ------------------
                                                                                                                   Total Annual
                                                      Management Fees          Other             12b-1 Fees          Portfolio
               UNDERLYING PORTFOLIO                                          Expenses 1                              Operating
                                                                                                                     Expenses
---------------------------------------------------- ------------------- ------------------- ------------------- ------------------
  Bull                                                      0.75%              0.87%                0.25%               1.87%
  Bear                                                      0.75%              0.98%                0.25%               1.98%
  UltraBull                                                 0.75%              1.07%                0.25%               2.07%
  OTC                                                       0.75%              0.95%                0.25%               1.95%
  Short OTC                                                 0.75%              0.99%                0.25%               1.99%
  UltraOTC                                                  0.75%              0.97%                0.25%               1.97%
  Mid-Cap Value                                             0.75%              1.08%                0.25%               2.08%
  Mid-Cap Growth                                            0.75%              1.02%                0.25%               2.02%
  UltraMid-Cap                                              0.75%              1.08%                0.25%               2.08%
  Small-Cap Value                                           0.75%              1.08%                0.25%               2.08%
  Small-Cap Growth                                          0.75%              1.00%                0.25%               2.00%
  UltraSmall-Cap                                            0.75%              1.00%                0.25%               2.00%
  U.S. Government Plus                                      0.50%              0.99%                0.25%               1.74%
  Rising Rates Opportunity                                  0.75%              0.91%                0.25%               1.91%

First Defined Portfolio Fund LLC: 15, 16
  First Trust(R)10 Uncommon Values                         0.60%               1.51%               0.25%              2.36%
  Target Managed VIP                                       0.60%               0.99%               0.25%              1.84%
  The Dowsm DART 10                                        0.60%               2.59%               0.25%              3.44%
  Global Target 15                                         0.60%               3.84%               0.25%              4.69%
  S&P Target 24                                            0.60%               2.22%               0.25%              3.07%
  Nasdaq Target 15                                         0.60%               2.29%               0.25%              3.14%
  Value Line(R)Target 25                                   0.60%               2.69%               0.25%              3.54%

The Prudential Series Fund, Inc.:
SP William Blair International Growth 17                   0.85%               0.45%               0.25%              1.55%
---------------------------------------------------- ------------------- ------------------- ------------------- ------------------

1        As  noted  above,  shares  of the  Portfolios  generally  are  purchased  through  variable  insurance  products.  Many of the
     Portfolios  and/or their  investment  advisers and/or  distributors  have entered into  arrangements  with us as the issuer of the
     Annuity under which they compensate us for providing  ongoing services in lieu of the Trust providing such services.  Amounts paid under these  arrangements  are included under "Other  Expenses."  For more  information  see the  prospectus  for each  underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.
2        The Adviser of Wells Fargo  Variable  Trust has committed  through April 30, 2005 to waive fees and/or  reimburse  expenses to the extent necessary to maintain the Fund's net operating expenses as shown in the following table:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             International Equity                        1.00%
                             Small Cap Growth                            1.20%
                             Growth                                      1.00%
                             Large Company Growth                        1.00%
                             Equity Value                                1.00%
                             Equity Income                               1.00%
                             Asset Allocation                            1.00%
                             Total Return Bond                           0.90%
3        The Portfolios'  total actual annual  operating  expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers,  reimbursement of expenses and expense offset arrangements.  These waivers,  reimbursements,  and offset arrangements are voluntary and may be terminated by American Skandia Investment Services,  Inc. and Prudential  Investments
     LLC at any time.  After  accounting  for the waivers,  reimbursements  and offset  arrangements,  the  Portfolio's  actual  annual operating expenses were:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                     Portfolio Name                  Reimbursement
                                     --------------                  -------------
                         AST William Blair International Growth          1.24%
                         AST DeAM International Equity                   1.14%
                         AST DeAM Small-Cap Growth                       1.02%
                         AST DeAM Small-Cap Value                        1.15%
                         AST Goldman Sachs Mid-Cap Growth                1.31%
                         AST Marsico Capital Growth                      1.10%
                         AST Goldman Sachs Concentrated Growth           1.06%
                         AST DeAM Large-Cap Value                        0.99%
                         AST Alliance Growth and Income                  0.97%
                         AST DeAM Global Allocation                      0.14%
                         AST PIMCO Total Return Bond                     0.78%
                         AST Money Market                                0.59%
     Effective  May 1, 2004,  the  Investment  Managers  have  voluntarily  agreed to waive a portion of their fee equal to .05% of the average  daily net assets of the AST Hotchkis & Wiley  Large-Cap  Value  Portfolio.  If such waiver had been in place at year-end, the Portfolio's actual annual operating expenses would have been 0.93%.
4        The Trust adopted a Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 of the  Investment  Company Act of 1940 to permit an affiliate of the Trust's Investment Managers to receive brokerage  commissions in connection with purchases and sales of securities  held by Portfolios of the Trust,  and to use these  commissions to promote the sale of shares of such  Portfolio.  The chart above shows the amount of commissions paid during 2003 to the affiliate of the Investment Managers to promote  distribution, shown as a percentage of Portfolio  average daily net assets.  The Distribution Plan does not limit the amount of commissions that may be directed under the Plan, so the amount  directed in future years may be greater than or less than the  percentage  shown in the chart above.  Overall brokerage  commission rates and amounts paid by the various Portfolios are not expected to increase as a result of the Distribution Plan.

5        Effective  February 23, 2004, J.P. Morgan Investment  Management Inc. became  Sub-advisor of the Portfolio.  Prior to February
     23, 2004, Strong Capital Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Strong International Equity."
6        Effective May 1, 2004,  State Street  Research and  Management  Company became  Sub-advisor of the Portfolio.  Prior to May 1,
     2004, Pilgrim Baxter & Associates served as Sub-advisor of the Portfolio, then named "AST PBHG Small Cap Growth."
7        Effective May 1, 2004,  Hotchkis and Wiley Capital Management LLC became  Sub-advisor of the Portfolio.  Prior to May 1, 2004,
     INVESCO Funds Group, Inc. served as Sub-advisor of the Portfolio, then named "AST INVESCO Capital Income."
8        (a) The DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares of other AST  Portfolios  (the  "Underlying
     Portfolios").  The only  management  fee  directly  paid by the  Portfolio  is a 0.10%  fee paid to  American  Skandia  Investment
     Services,  Inc.  and  Prudential  Investments  LLC.  The  management  fee shown in the chart for the  Portfolio  is (i) that 0.10%
     management  fee paid by the Portfolio plus (ii) an estimate of the management  fees paid by the Underlying  Portfolios,  which are borne indirectly by investors in the Portfolio.  The estimate was calculated  based on the percentage of the Portfolio  invested in each Underlying Portfolio as of December 31, 2003 using the management fee rates shown in the chart above.
     (b) The  DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares  of  other  AST  Portfolios  (the  "Underlying
     Portfolios").  The expense  information  shown in the chart for the Portfolio  reflects (i) the expenses of the  Portfolio  itself plus (ii) an  estimate  of the  expenses  paid by the  Underlying  Portfolios,  which are borne  indirectly  by  investors  in the
     Portfolio.  The estimate was calculated based on the percentage of the Portfolio  invested in each  Underlying  Portfolio as of
     December 31, 2003 using the expense rates for the Underlying Portfolios shown in the above chart.
9        Effective May 1, 2004,  Goldman Sachs Asset  Management,  L.P.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2004,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "AST Federated High Yield."
10       The Fund has adopted a new form of  administrative  services and transfer  agency  agreements  which will be effective  May 1,
     2004.  As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.
11       The Fund's  adviser is entitled to receive  reimbursement  from the Fund for fees and expenses paid for by the Fund's  adviser pursuant to expense limitation  commitments  between the Fund's adviser and the Fund if such reimbursement does not cause the Fund to exceed its then-current  expense limitations and the reimbursement is made within three years after the Fund's adviser incurred the expense.
12       As a result of a  reorganization  on April 30,  2004 of INVESCO  VIF  Telecommunications  into  INVESCO  VIF  Technology,  the
     Portfolio's Total Annual Operating Expenses have been restated to reflect current expenses.
13       Evergreen  Investment  Management  Company,  LLC  ("Evergreen")  may voluntarily  waive its fees and/or reimburse the Fund for certain of its  expenses  in order to reduce  expenses  as shown in the table  below.  Amounts  waived  and/or  reimbursed  may be recouped  up to a  period  of  three  years  following  the  end of the  fiscal  year in  which  the fee  waivers  and/or  expense reimbursements were made.  Evergreen may cease these voluntary waivers and/or reimbursements at any time.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             International Equity                        1.07%
                             Special Equity                              1.03%

14       ProFund  Advisors LLC has  contractually  agreed to waive  Investment  Advisory and Management  Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses,  as a percentage of average daily net assets, exceed 1.98%
     (1.73% for ProFund VP U.S.  Government  Plus) through  December 31, 2004.  After such date, any of the expense  limitations may be terminated  or revised.  Amounts  waived or reimbursed  in a particular  fiscal year may be repaid to ProFund  Advisors LLC within three years of the waiver or  reimbursement  to the extent that recoupment  will not cause the Portfolio's  expenses to exceed any expense  limitation in place at that time. A waiver or  reimbursement  lowers the expense ration and increases  overall returns to investors.
15       The Funds' Board of Trustees  reserve the right to suspend  payments  under the 12b-1 Plan at any time. On May 1, 2003,  12b-1 payments were  suspended for all Funds except the First Trust 10 Uncommon  Values  Portfolio.  Payments  under the 12b-1 Plan will resume effective May 1, 2004 for the Target Managed VIP Portfolio,  the Dow Dart 10 Portfolio, the Global Target 15 Portfolio, the
     S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.
16       First Trust has  voluntarily  agreed to waive fees and  reimburse  expenses of the Funds  through  September 30, 2005 to limit
     Total Annual Fund Operating Expenses  (excluding  brokerage expense and extraordinary  expense) as shown in the table below. There can be no assurance  that First Trust will continue to waive fees and reimburse  expenses  after  September 30, 2005.  First Trust may seek  restitution  from the Funds for fees  waived and  expenses  reimbursed  within  three  years  following  such  waiver or reimbursement;  however,  the  restitution  is  limited  to the extent  that it would not cause a Fund to exceed  current  expense limitations.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------

                           First Trust(R)10 Uncommon Values               1.37%
                           Target Managed VIP                            1.47%
                           S&P Target 24                                 1.47%
                           The Dowsm DART 10                             1.47%
                           Value Line(R)Target 25                         1.47%
                           Global Target 15                              1.47%
                           Nasdaq Target 15                              1.47%

17       Effective May 1, 2004,  William Blair & Company,  LLC became  Sub-advisor of the Portfolio.  Prior to May 1, 2004,  Prudential
     Investments LLC/Jennison Associates LLC served as Sub-advisor of the Portfolio, then named "SP Jennison International Growth."

EXPENSE EXAMPLES
These examples are designed to assist you in  understanding  the various  expenses you may incur with the Annuity over certain  periods of time based on specific  assumptions.  The  examples  reflect  the  Contingent  Deferred  Sales  Charges  (when  applicable),  Annual
Maintenance Fee, Insurance Charge,  Distribution  Charge (when applicable),  and the maximum total annual portfolio  operating expenses for the  underlying  Portfolio  (shown  above),  as well as the maximum  charges for the optional  benefits  that are offered under the
Annuity that can be elected in combination with one another.  The Securities and Exchange Commission ("SEC") requires these examples.

Below are examples  showing what you would pay in expenses at the end of the stated time periods for each  Sub-account had you invested
$10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.

The examples  shown assume that:  (a) you only  allocate  Account  Value to the  Sub-account  with the maximum  total annual  portfolio operating  expenses for the underlying  Portfolio  (shown above),  not to a Fixed  Allocation;  (b) the Insurance Charge is assessed as
0.65% per year;  (c) the  Distribution  Charge is assessed  as 0.60% per year in Annuity  Years 1 - 8; (d) the Annual  Maintenance  Fee
(when  applicable)  is reflected as an  asset-based  charge based on an assumed  average  contract size; (e) you make no withdrawals of
Account Value during the period shown; (f) you make no transfers,  withdrawals,  surrender or other  transactions for which we charge a fee during the period shown; (g) no tax charge applies;  (h) the maximum total annual portfolio  operating  expenses for the underlying
Portfolio  (shown  above) are  reflected;  and (i) the charge for each optional  benefit is reflected as an additional  charge equal to
0.50% of Protected  Income Value for the  Guaranteed  Minimum  Income Benefit and 0.50% per year of the average daily net assets of the
Sub-accounts  for the  Combination 5% Roll-up and Highest  Anniversary  Value Death Benefit.  Amounts shown in the examples are rounded to the nearest dollar.

Expense Examples are provided as follows:  1.) if you surrender the Annuity at the end of the stated time period;  2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity.

THE EXAMPLES ARE  ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE  CONSIDERED A  REPRESENTATION  OF PAST OR FUTURE  EXPENSES OF THE  UNDERLYING
MUTUAL FUNDS OR THEIR  PORTFOLIOS  - ACTUAL  EXPENSES  WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT ELECT ALL OF THE  OPTIONAL  BENEFITS
AVAILABLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

If you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                       $1,396                       $2,698                      $3,892                     $6,417
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $721                        $2,113                      $3,442                     $6,417
            ----------------------------- --------------------------- --------------------------- --------------------------

If you do not surrender your contract:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $721                        $2,113                      $3,442                     $6,417
            ----------------------------- --------------------------- --------------------------- --------------------------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable  investment  option is a Sub-account of American  Skandia Life Assurance  Corporation  Variable  Account B (see "What are
Separate Accounts" for more detailed  information.) Each Sub-account  invests  exclusively in one Portfolio.  You should carefully read the  prospectus for any Portfolio in which you are  interested.  The following  chart  classifies  each of the Portfolios  based on our assessment of their  investment  style (as of the date of this  Prospectus).  The chart also provides a description of each Portfolio's investment  objective  (in  italics)  and a short,  summary  description  of their key  policies  to assist  you in  determining  which
Portfolios may be of interest to you.  There is no guarantee that any underlying Portfolio will meet its investment objective.

The name of the  advisor/sub-advisor  for each Portfolio  appears next to the  description.  Those  Portfolios  whose name includes the prefix "AST" are  Portfolios of American  Skandia Trust.  The investment  managers for AST are American  Skandia  Investment  Services,
Incorporated and Prudential  Investments LLC,  affiliated  companies of American Skandia.  However,  a sub-advisor,  as noted below, is engaged to conduct day-to-day investment decisions.

The Portfolios are not publicly traded mutual funds.  They are only available as investment  options in variable annuity  contracts and variable life insurance  policies issued by insurance  companies,  or in some cases, to  participants in certain  qualified  retirement plans.  However,  some of the  Portfolios  available as  Sub-accounts  under the Annuity are managed by the same  portfolio  advisor or sub-advisor  as a retail  mutual fund of the same or similar  name that the  Portfolio  may have been modeled  after at its  inception.
Certain  retail mutual funds may also have been modeled after a Portfolio.  While the  investment  objective and policies of the retail mutual funds and the Portfolios may be substantially  similar,  the actual  investments will differ to varying degrees.  Differences in the  performance  of the funds can be expected,  and in some cases could be  substantial.  You should not compare the  performance of a publicly  traded  mutual fund with the  performance  of any  similarly  named  Portfolio  offered as a  Sub-account.  Details about the investment  objectives,  policies,  risks,  costs and  management of the Portfolios  are found in the  prospectuses  for the underlying mutual  funds.  The current  prospectus  and statement of  additional  information  for the  underlying  Portfolios  can be obtained by calling 1-800-680-8920.

=======================================================================================================================================
Effective May 1, 2004, the SP William Blair International  Growth Portfolio (formerly the SP Jennison  International  Growth Portfolio)
is no longer  offered as a Sub-account  under the Annuity,  except as follows:  if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International  Growth  Sub-account,  you may continue to allocate Account Value and make transfers into and/or out of the SP William Blair International Growth Sub-account,  including any bank drafting,  dollar cost averaging,  asset  allocation and  rebalancing  programs.  If you never had a portion of your Account Value allocated to the SP William
Blair  International  Growth  Sub-account  prior to May 1, 2004 or if you purchase your Annuity after May 1, 2004, you cannot  allocate
Account Value to the SP William Blair International Growth Sub-Account.
=======================================================================================================================================

This  Sub-account may be offered to new Owners at some future date;  however,  at the present time,  there is no intention to do so. We also reserve the right to offer or close this Sub-account to all Owners that owned the Annuity prior to the close date.

Please refer to Appendix A for certain required financial information related to the historical performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      INTER-        WFVT International  Equity: seeks total return, with an emphasis on capital  appreciation.  The
                    Portfolio  invests  principally in equity  securities of companies  based in developed  foreign countries and emerging markets. The Portfolio employs a bottom up, fundamental  approach,  that
 NATIONAL EQUITY    also considers  relative  valuation,  to identify  companies with  above-average  potential for     Wells Fargo Funds
                    long-term growth and total return.                                                                  Management, LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP EQUITY   WFVT  Small Cap  Growth:  seeks  long-term  capital  appreciation.  The  Portfolio  focuses  on companies that they believe have  above-average  growth  potential,  or that may be involved in new or innovative  products,  services and  processes.  The Portfolio  invests  principally  in
                    securities  of companies  with market  capitalizations  equal to or lower than the company with    Wells Fargo Funds
                    the largest market capitalization in the Russell 2000 Index, a small-capitalization  range that     Management, LLC
                    is expected to change frequently.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT Growth:  seeks long-term  capital  appreciation.  The Portfolio  focuses on companies that they believe have above-average growth potential,  or that may be involved in new or innovative
                    products,   services  and  processes.  The  Portfolio  invests  principally  in  securities  of
 LARGE CAP EQUITY   companies  with  market  capitalizations  equal to or lower than the  company  with the largest    Wells Fargo Funds
                    market capitalization in the Russell 2000 Index, a small-capitalization  range that is expected     Management, LLC
                    to change frequently.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT Large Company Growth: seeks long-term capital  appreciation.  The Portfolio invests in the
                    common stocks of large U.S.  companies that they believe have superior  growth  potential.  The    Wells Fargo Funds
 LARGE CAP EQUITY   Portfolio  invests  principally  in securities of companies with market  capitalizations  of $3     Management, LLC
                    billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP EQUITY   WFVT Equity Value:  seeks long-term  capital  appreciation and  above-average  dividend income.
                    The Portfolio  invests  primarily in equity  securities  that they believe are  undervalued  in
                    relation  to  various   valuation   measures,   and  that  have  strong  return  potential  and
                    above-average  dividend income.  The Portfolio  invests  principally in securities of companies    Wells Fargo Funds
                    with market capitalizations of $3 billion or more.                                                  Management, LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.
                    The  Portfolio  invests  in the  common  stocks of large  U.S.  companies  with  strong  return
                    potential and above-average  dividend income.  The Portfolio invests  principally in securities    Wells Fargo Funds
                    of companies with market capitalizations of $3 billion or more.                                     Management, LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT Asset  Allocation:  seeks  long-term total return,  consistent  with reasonable  risk. The
                    Portfolio  invests in equity  and  fixed-income  securities  in  varying  proportions,  with an emphasis  on equity  securities.  The  Portfolio  does not  select  individual  securities  for investment,  rather,  it  buys  substantially  all of the  securities  of  various  indexes  to
                    replicate  such  indexes.  The  Portfolio  invests  the equity  portion of its assets in common    Wells Fargo Funds
ASSET ALLOCA-TION   stocks to replicate the S&P 500 Index,  and invests the  fixed-income  portion of its assets in     Management, LLC
                    U.S.  Treasury Bonds to replicate the Lehman Brothers 20+ Treasury  Index.  The Portfolio seeks to maintain a 95% or better performance  correlation with the respective  indexes,  before fees and expenses,  regardless of market conditions.  The Portfolio's "neutral" target allocation is
                    60% equity securities and 40% fixed-income securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         WFVT Total Return Bond: seeks total return consisting of income and capital  appreciation.  The
                    Portfolio  invests  principally  in  investment-grade  debt  securities,   which  include  U.S.
                    Government obligations,  corporate bonds, mortgage- and other asset-backed securities and money
                    market  instruments.  Under  normal  circumstances,  the  Portfolio  is expected to maintain an    Wells Fargo Funds
                    overall effective duration between 4 and 5.5 years.                                                 Management, LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST JPMorgan  International  Equity (f/k/a AST Strong  International  Equity):  seeks long-term capital  growth by investing in a diversified  portfolio of  international  equity  securities.
                    The  Portfolio  seeks to meet its objective by investing,  under normal market  conditions,  at least 80% of its assets in a diversified  portfolio of equity  securities of companies  located
      EQUITY        or operating in developed  non-U.S.  countries  and emerging  markets of the world.  The equity     J.P. Morgan
                    securities will ordinarily be traded on a recognized foreign  securities  exchange or traded in  Investment Management
                    a foreign  over-the-counter  market in the country where the issuer is principally  based,  but           Inc.
                    may also be traded in other countries including the United States.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST William Blair International  Growth (AST American Century  International Growth merged into this  Portfolio):  seeks  long-term  growth of capital.  The  Portfolio  pursues its  objective primarily  through  investments  in equity  securities  of issuers  located  outside the United
                    States.  The  Portfolio  normally  invests at least 80% of its total  assets in  securities  of
      EQUITY        issuers from at least five  different  countries,  excluding the United  States.  The Portfolio
                    invests primarily in companies  selected for their growth  potential.  Securities are generally    William Blair &
                    selected  without  regard to any defined  allocation  among  countries,  geographic  regions or     Company, L.L.C.
                    industry sectors, or other similar selection procedure.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST DeAM  International  Equity:  seeks capital growth.  The Portfolio pursues its objective by investing  at least 80% of the value of its assets in the equity  securities  of  companies  in developed  non-U.S.  countries that are represented in the MSCI EAFE(R)Index. The target of this
                    Portfolio  is to track the  performance  of the MSCI  EAFE(R)Index  within  4% with a  standard
      EQUITY        deviation  expected of +/- 4%. The  Sub-advisor  considers  a number of factors in  determining      Deutsche Asset
                    whether to invest in a stock,  including  earnings growth rate,  analysts'  estimates of future     Management, Inc.
                    earnings and industry-relative price multiples.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Global Equity:  seeks capital growth.  Under normal circumstances the Portfolio invests
                    at least 80% of its assets in equity securities of U.S. and foreign issuers  (including issuers      Massachusetts
  GLOBAL EQUITY     in developing  countries).  The Portfolio  generally seeks to purchase  securities of companies    Financial Services
                    with relatively large market capitalizations relative to the market in which they are traded.           Company
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST State Street Research  Small-Cap  Growth (f/k/a AST PBHG Small-Cap  Growth):  seeks capital growth.  The Portfolio  pursues its objective by primarily  investing at least 80% of the value
 SMALL CAP GROWTH   of its assets in the common stocks of small-sized  companies,  whose market capitalizations are  State Street Research similar to market  capitalizations  of the  companies in the Russell 2000(R)Index at the time of  and Management Company the Portfolio's investment.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  Small-Cap  Growth:  seeks maximum  growth of  investors'  capital from a portfolio of growth  stocks of  smaller  companies.  The  Portfolio  pursues  its  objective,  under  normal circumstances,  by  primarily  investing  at  least  80%  of its  total  assets  in the  equity
 SMALL CAP GROWTH   securities  of  small-sized   companies  included  in  the  Russell  2000  Growth(R)Index.  The      Deutsche Asset
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity     Management, Inc.
                    securities  which  approximates  the market risk of those  stocks  included in the Russell 2000
                    Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    SMALL CAP       AST Federated  Aggressive  Growth:  seeks capital growth.  The Portfolio pursues its investment objective by investing in the stocks of small  companies  that are traded on national  security
                    exchanges,  NASDAQ stock  exchange and the  over-the-counter-market.  Small  companies  will be    Federated Investment
      GROWTH        defined as  companies  with market  capitalizations  similar to  companies  in the Russell 2000   Counseling/Federated
                    Growth Index. Up to 25% of the  Portfolio's  net assets may be invested in foreign  securities,    Global Investment
                    which are typically denominated in foreign currencies.                                              Management Corp.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------ -------------------------------------------------------------------------------------------------- ----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                          PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                           SUB-ADVISOR
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
 SMALL CAP VALUE   AST Gabelli Small-Cap Value: seeks to provide long-term capital growth by investing  primarily in
                   small-capitalization   stocks  that  appear  to  be  undervalued.   The  Portfolio  will  have  a
                   non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement  applies at the time
                   the  Portfolio  invests  its  assets.  The  Portfolio  generally  defines  small   capitalization
                   companies as those with a  capitalization  of $1.5 billion or less.  Reflecting a value  approach
                   to investing,  the Portfolio will seek the stocks of companies  whose current stock prices do not        GAMCO
                   appear to adequately  reflect their underlying value as measured by assets,  earnings,  cash flow     Investors, Inc.
                   or business franchises.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
                   AST DeAM Small-Cap Value: seeks maximum growth of investors'  capital.  The Portfolio pursues its objective,  under normal  market  conditions,  by  primarily  investing at least 80% of its total
                   assets in the equity  securities  of  small-sized  companies  included in the Russell 2000(R)Value     Deutsche Asset
 SMALL CAP VALUE   Index.  The  Sub-advisor  employs an  investment  strategy  designed to  maintain a portfolio  of    Management, Inc.
                   equity  securities  which  approximates  the market risk of those stocks  included in the Russell
                   2000(R)Value Index, but which attempts to outperform the Russell 2000(R)Value Index.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
  MID-CAP GROWTH   AST Goldman Sachs Mid-Cap Growth:  seeks  long-term  capital  growth.  The Portfolio  pursues its investment  objective,  by  investing  primarily in equity  securities  selected for their growth potential,  and normally invests at least 80% of the value of its assets in medium capitalization companies.  For  purposes  of the  Portfolio,  medium-sized  companies  are  those  whose  market
                   capitalizations  (measured at the time of  investment)  fall within the range of companies in the    Goldman Sachs Asset
                   Standard & Poor's MidCap 400 Index. The Sub-advisor seeks to identify  individual  companies with    Management, L.P.
                   earnings growth potential that may not be recognized by the market at large.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
                   AST Neuberger Berman Mid-Cap Growth:  seeks capital growth.  Under normal market conditions,  the
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of  mid-cap companies.  For purposes of the  Portfolio,  companies  with equity market  capitalizations  that
  MID-CAP GROWTH   fall within the range of the Russell  Midcap(R)Index,  at the time of  investment,  are considered    Neuberger Berman
                   mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in  the  securities  of     Management Inc.
                   large-cap  companies as well as in small-cap  companies.  The Sub-advisor  looks for fast-growing companies that are in new or rapidly evolving industries.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
  MID-CAP VALUE    AST Neuberger Berman Mid-Cap Value:  seeks capital growth.  Under normal market  conditions,  the
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of  mid-cap companies.  For purposes of the  Portfolio,  companies  with equity market  capitalizations  that fall within the range of the  Russell  Midcap(R)Index at the time of  investment  are  considered mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in  the  securities  of
                   large-cap  companies  as well as in small-cap  companies.  Under the  Portfolio's  value-oriented     Neuberger Berman
                   investment  approach,  the Sub-advisor  looks for  well-managed  companies whose stock prices are     Management Inc.
                   undervalued and that may rise in price before other investors realize their worth.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
     ALL-CAP       AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio  invests  primarily in equity  securities,  such as common or preferred stocks,  that are listed on U.S. exchanges or in the  over-the-counter  market.  The Portfolio may invest in the equity securities of companies of
      GROWTH       all sizes,  and may  emphasize  either  larger or smaller  companies at a given time based on the     Fred Alger
                   Sub-advisor's assessment of particular companies and market conditions.                              Management, Inc.
------------------ -------------------------------------------------------------------------------------------------- ----------------------
------------------ -------------------------------------------------------------------------------------------------- ----------------------
     ALL-CAP       AST Gabelli  All-Cap  Value:  seeks  capital  growth.  The  Portfolio  pursues its  objective  by  GAMCO Investors, Inc.
                   investing  primarily in readily marketable equity securities  including common stocks,  preferred stocks and  securities  that may be converted at a later time into common  stock.  The  Portfolio may invest in the  securities  of  companies of all sizes,  and may  emphasize  either  larger or
      VALUE        smaller companies at a given time based on the Sub-advisor's  assessment of particular  companies and market  conditions.  The Portfolio focuses on companies that appear  underpriced  relative to their private market value ("PMV").  PMV is the value that the Portfolio's  Sub-advisor  believes informed investors would be willing to pay for a company.
------------------ -------------------------------------------------------------------------------------------------- ----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        AST T. Rowe Price Natural  Resources:  seeks  long-term  capital growth  primarily  through the common stocks of companies  that own or develop  natural  resources  (such as energy  products, precious  metals and forest  products)  and other basic  commodities.  The  Portfolio  normally invests  primarily (at least 80% of its total assets) in the common stocks of natural  resource companies whose earnings and tangible  assets could benefit from  accelerating  inflation.  The
                    Portfolio looks for companies that have the ability to expand production,  to maintain superior
                    exploration  programs  and  production   facilities,   and  the  potential  to  accumulate  new        T. Rowe Price
                    resources.  At least 50% of Portfolio assets will be invested in U.S. securities,  up to 50% of     Associates, Inc.
                    total assets also may be invested in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance  Growth:  seeks long-term  capital growth.  The Portfolio  invests at least 80% of its total assets in the equity  securities of a limited  number of large,  carefully  selected, high-quality  U.S.  companies  that are judged  likely to  achieve  superior  earnings  growth.
 LARGE CAP GROWTH   Normally,  about 40-60  companies will be  represented in the Portfolio,  with the 25 companies     Alliance Capital
                    most  highly  regarded  by  the  Sub-advisor  usually  constituting  approximately  70%  of the     Management, L.P.
                    Portfolio's  net assets.  An emphasis is placed on identifying  companies  whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and
                    related securities,  such as preferred stocks,  convertible securities and depositary receipts,      Massachusetts
 LARGE CAP GROWTH   of companies that the  Sub-advisor  believes offer better than average  prospects for long-term    Financial Services
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run         Company
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and
                    companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor     Marsico Capital
                    then looks for individual  companies with earnings growth  potential that may not be recognized     Management, LLC
                    by the market at large, a "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs  Concentrated  Growth (AST DeAM Large-Cap Growth merged into this Portfolio):
                    seeks growth of capital in a manner  consistent with the  preservation of capital.  Realization of  income  is not a  significant  investment  consideration  and any  income  realized  on the
                    Portfolio's  investments,  therefore,  will be incidental  to the  Portfolio's  objective.  The
 LARGE CAP GROWTH   Portfolio  will pursue its objective by investing  primarily in equity  securities of companies   Goldman Sachs Asset
                    that  the  Sub-advisor  believes  have  potential  to  achieve  capital  appreciation  over the     Management, L.P.
                    long-term.  The Portfolio seeks to achieve its investment objective by investing,  under normal circumstances,  in approximately 30 - 45 companies that are considered by the Sub-advisor to be positioned for long-term growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST DeAM Large-Cap Value:  seeks maximum growth of capital by investing  primarily in the value stocks  of  larger  companies.  The  Portfolio  pursues  its  objective,  under  normal  market conditions,  by  primarily  investing  at least  80% of the value of its  assets in the  equity
                    securities  of  large-sized   companies   included  in  the  Russell  1000(R)Value  Index.  The
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity
                    securities  which  approximates  the market risk of those stocks  included in the Russell 1000(R)     Deutsche Asset
                    Value Index,  but which  attempts to outperform  the Russell  1000(R)Value Index through  active     Management, Inc.
                    stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       AST Alliance/Bernstein  Growth + Value: seeks capital growth by investing  approximately 50% of its assets in growth  stocks of large  companies and  approximately  50% of its assets in value stocks of large  companies.  The Portfolio will invest primarily in commons tocks of large U.S.
                    companies  included in the Russell  1000(R)Index (the "Russell  1000(R)").  The Russell 1000(R)is a
                    market  capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.
                    companies.  Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35
      BLEND         companies  primarily from the Russell 1000(R)Growth Index constituting  approximately 50% of the
                    Portfolio's  net assets and 35-50  companies  primarily  from the  Russell  1000(R)Value  Index     Alliance Capital
                    constituting  the  remainder  of  the  Portfolio's  net  assets.   There  will  be  a  periodic     Management, L.P.
                    rebalancing  of each  segment's  assets  to take  account  of market  fluctuations  in order to maintain the approximately equal allocation.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST Sanford  Bernstein Core Value:  seeks  long-term  capital growth by investing  primarily in common stocks.  The  Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities  created when companies
                    are undervalued on the basis of investor  reactions to near-term problems or circumstances even      Sanford C. Bernstein
                    though their long-term  prospects  remain sound. The Sub-advisor  seeks to identify  individual        & Co., LLC
                    companies with earnings growth potential that may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate securities.  The  Portfolio  pursues  its  investment  objective  by  investing,  under  normal circumstances,  at least 80% of its net assets in  securities  of real  estate  issuers.  Under
   REAL ESTATE      normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity      Cohen & Steers
      (REIT)        securities of real estate companies,  i.e., a company that derives at least 50% of its revenues   Capital Management,
                    from the ownership,  construction,  financing, management or sale of real estate or that has at           Inc.
                    least  50% of its  assets in real  estate.  Real  estate  companies  may  include  real  estate investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Sanford Bernstein Managed Index 500: will invest, under normal circumstances,  at least 80%
                    of its net assets in  securities  included in the Standard & Poor's 500  Composite  Stock Price
                    Index  (the  "S&P(R)500 ").  The  Portfolio  seeks  to  outperform  the S&P 500  through  stock selection  resulting  in  different  weightings  of common  stocks  relative to the index.  The
                    Portfolio will invest  primarily in the common stocks of companies  included in the S&P 500. In seeking  to  outperform  the S&P  500,  the  Sub-advisor  starts  with a  portfolio  of  stocks
  MANAGED INDEX     representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative   Sanford C. Bernstein
                    criteria  that are designed to indicate  whether a particular  stock will  predictably  perform        & Co., LLC
                    better or worse than the S&P 500. Based on these criteria,  the Sub-advisor  determines whether the  Portfolio  should  over-weight,  under-weight  or hold a  neutral  position  in the  stock relative  to the  proportion  of the S&P 500  that  the  stock  represents.  In  addition,  the
                    Sub-advisor  also  may  determine  that  based on the  quantitative  criteria,  certain  equity securities that are not included in the S&P 500 should be held by the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST American  Century Income & Growth (AST MFS Growth with Income merged into this  Portfolio):
                    seeks  capital  growth with current  income as a secondary  objective.  The  Portfolio  invests primarily in common stocks that offer  potential for capital growth,  and may,  consistent with its  investment  objective,  invest in stocks  that offer  potential  for current  income.  The
       AND          Sub-advisor  utilizes a  quantitative  management  technique  with a goal of building an equity      American Century
      INCOME        portfolio  that provides  better  returns than the S&P 500 Index without  taking on significant        Investment
                    additional  risk and while  attempting to create a dividend yield that will be greater than the     Management, Inc.
                    S&P 500 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST Alliance Growth and Income:  seeks long-term  growth of capital and income while attempting to avoid excessive  fluctuations in market value. The Portfolio  normally will invest in common
                    stocks  (and  securities   convertible  into  common  stocks).  The  Sub-advisor  will  take  a
       AND          value-oriented  approach,  in that it will  try to keep  the  Portfolio's  assets  invested  in
      INCOME        securities that are selling at reasonable  valuations in relation to their fundamental business      Alliance Capital
                    prospects.  The  stocks  that the  Portfolio  will  normally  invest in are  those of  seasoned     Management, L.P.
                    companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    AST Hotchkis & Wiley Large-Cap Value (f/k/a AST INVESCO Capital  Income):  seeks current income and long-term growth of income, as well as capital appreciation.  The Portfolio invests,  under normal  circumstances,  at least 80% of its net assets plus borrowings for investment  purposes
                    in common stocks, of large cap U.S.  companies,  that have a high cash dividend or payout yield     Hotchkis & Wiley
                    relative to the market.  The  Sub-advisor  currently  considers large cap companies to be those   Capital Management,
                    with market  capitalizations  like those  founding  the Russell 1000 Index.  Additionally,  the           LLC
                    Portfolio can invest up to 20% of its total assets in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Global  Allocation:  seeks a high level of total  return by  investing  primarily in a diversified  portfolio  of  mutual  funds.  The  Portfolio  seeks  to  achieve  its  investment objective  by  investing  in  several  other  AST  Portfolios  ("Underlying  Portfolios").  The
                    Portfolio intends its strategy of investing in combinations of Underlying  Portfolios to result      Deutsche Asset
     BALANCED       in  investment  diversification  that an  investor  could  otherwise  achieve  only by  holding     Management, Inc.
                    numerous  investments.  The  Portfolio  is  expected  to be  invested  in  at  least  six  such
                    Underlying  Portfolios at any time. It is expected that the  investment  objectives of such AST
                    Portfolios will be diversified.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital  growth and  current  income.  The
                    Sub-advisor  intends  to  maintain  approximately  60%  of the  Portfolio's  assets  in  equity
                    securities and the remainder in bonds and other fixed income  securities.  Both the Portfolio's     American Century
     BALANCED       equity and fixed  income  investments  will  fluctuate  in value.  The equity  securities  will        Investment
                    fluctuate  depending on the  performance of the companies that issued them,  general market and     Management, Inc.
                    economic  conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
ASSET ALLOCATION   AST T. Rowe Price Asset Allocation:  seeks a high level of total return by investing  primarily in a  diversified  portfolio  of fixed income and equity  securities.  The  Portfolio  normally invests  approximately  60% of its total  assets in equity  securities  and 40% in fixed income securities.  The Sub-advisor  concentrates common stock investments in larger, more established
                    companies,  but the  Portfolio may include small and  medium-sized  companies  with good growth     T. Rowe Price
                    prospects.  The fixed income portion of the Portfolio will be allocated among  investment grade     Associates, Inc.
                    securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   GLOBAL BOND      AST T. Rowe Price Global  Bond:  seeks to provide  high  current  income and capital  growth by investing  in  high-quality  foreign and U.S.  dollar-denominated  bonds.  The  Portfolio  will invest at least 80% of its total  assets in all types of high  quality  bonds  including  those issued  or  guaranteed  by U.S.  or  foreign  governments  or  their  agencies  and by  foreign authorities,  provinces and  municipalities  as well as investment  grade  corporate  bonds and mortgage and  asset-backed  securities of U.S. and foreign  issuers.  The  Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized  through  hedging.  The Portfolio may also invest up to
                    20% of its assets in the aggregate in below  investment-grade,  high-risk bonds ("junk bonds").    T. Rowe Price
                    In addition,  the  Portfolio may invest up to 30% of its assets in  mortgage-backed  (including   International, Inc.
                    derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 HIGH YIELD BOND    AST Goldman  Sachs High Yield (f/k/a AST Federated  High Yield):  seeks a high level of current income and may also  consider the potential for capital  appreciation.  The Portfolio  invests, under normal  circumstances,  at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in high-yield,  fixed-income  securities that,  at the time of purchase,  are  non-investment  grade  securities.  Non-investment  grade securities are securities rated BB, Ba or below by a NRSRO,  or, if unrated,  determined by the
                    Sub-advisor  to be of  comparable  quality.  The  Portfolio  may  invest  in all types of fixed income  securities,  including,  senior and subordinated  corporate debt  obligations  (such as bonds, debentures,  notes and commercial paper), convertible and non-convertible corporate debt obligations,  loan  participations,  custodial  receipts,  municipal  securities  and preferred
                    stock.  The Portfolio may invest up to 25% of its total assets in  obligations  of domestic and      Goldman Sachs Asset
                    foreign  issuers  which  are  denominated  in  currencies  other  than the U.S.  dollar  and in     Management, L.P.
                    securities of issuers located in emerging countries  denominated in any currency.  Under normal market  conditions,  the Portfolio  may invest up to 20% of its net assets in investment  grade fixed-income securities, including U.S. Government Securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST Lord Abbett  Bond-Debenture:  seeks high  current  income and the  opportunity  for capital  Lord, Abbett & Co. LLC appreciation  to produce a high total  return.  To pursue its  objective,  the  Portfolio  will invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities and normally  invests  primarily in high yield and investment grade debt securities, securities  convertible  in common stock and  preferred  stocks.  The  Portfolio  may find good value in high yield  securities,  sometimes  called  "lower-rated  bonds" or "junk  bonds," and frequently  may have more than half of its assets  invested in those  securities.  At least 20%
                    of the  Portfolio's  assets  must be  invested  in any  combination  of  investment  grade debt securities,  U.S.  Government  securities  and cash  equivalents.  The  Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain  a  weighted  average  maturity  in the  range of five to twelve  years,  there are no restrictions  on the overall  Portfolio or on individual  securities.  The Portfolio may invest up to 20% of its net assets in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO  Total  Return Bond (AST DeAM Bond  merged  into this  Portfolio):  seeks to maximize total return consistent with  preservation of capital and prudent  investment  management.  The
                    Portfolio  will  invest in a  diversified  portfolio  of  fixed-income  securities  of  varying
                    maturities.  The average  portfolio  duration  of the  Portfolio  generally  will vary within a   Pacific Investment
                    three- to six-year time frame based on the Sub-advisor's forecast for interest rates.            Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MONEY MARKET     AST Money  Market:  seeks high  current  income and  maintain  high  levels of  liquidity.  The
                    Portfolio  attempts to  accomplish  its  objective by  maintaining  a  dollar-weighted  average
                    maturity  of not  more  than 90 days  and by  investing  in  securities  which  have  effective      Wells Capital
                    maturities of not more than 397 days.                                                               Management, Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 EMERGING MARKETS   GVIT Developing Markets (f/k/a Montgomery Variable Series - Emerging Markets):  seeks long-term capital appreciation,  under normal conditions by investing at least 80% of its total assets in  Gartmore Global Asset
                    stocks of  companies  of any size  based in the  world's  developing  economies.  Under  normal        Management
                    market  conditions,  investments  are  maintained in at least six countries at all times and no  Trust/Gartmore Global
                    more than 35% of total assets in any single one of them.                                                Partners
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    INVESCO Variable  Investment Funds - Dynamics:  seeks long-term  capital growth.  The Portfolio pursues its  objective  by normally  investing  at least 65% of its assets in common  stocks of mid-sized  companies  that are  included  in the  Russell  Midcap  Growth  Index at the time of
                    purchase,  or if not  included  in that  Index,  have market  capitalizations  of between  $2.5   INVESCO Funds Group,
                    billion and $15 billion at the time of purchase.                                                          Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment  Funds - Technology  (INVESCO VIF  Telecommunications  merged into this Portfolio):  seeks capital growth.  The Portfolio normally invests at least 80% of its net assets in the  equity  securities  and  equity-related  instruments  of  companies  engaged  in
                    technology-related  industries.  These  include,  but  are  not  limited  to,  various  applied   INVESCO Funds Group,
                    technologies,  hardware,  software,  semiconductors,  telecommunications equipment and services           Inc.
                    and service-related companies in information technology.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds - Health  Sciences:  seeks capital  growth.  The Portfolio normally  invests at least 80% of its net assets in the equity  securities  and  equity-related instruments of companies that develop,  produce or distribute  products or services  related to
                    health care. These companies  include,  but are not limited to, medical  equipment or supplies,   INVESCO Funds Group,
                    pharmaceuticals, biotechnology, and healthcare providers and service companies.                           Inc.
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Financial  Services:  seeks capital growth.  The Portfolio normally  invests at least 80% of its net assets in the equity  securities  and  equity-related instruments of companies  involved in the financial  services sector.  These companies include,
                    but are not limited to, banks,  insurance companies,  investment and miscellaneous  industries,    INVESCO Funds Group,
                    and suppliers to financial services companies.                                                            Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  GLOBAL EQUITY     Evergreen  VA  International  Equity  (f/k/a  Evergreen  VA  International  Growth and acquired
                    Evergreen  VA  Global  Leaders):  seeks  long-term  capital  growth  and,  secondarily,  modest income.  The Portfolio invests  primarily in equity securities issued by established,  quality,
                    non-U.S.  companies  located in countries  with developed  markets and may purchase  across all   Evergreen Investment
                    market  capitalizations.  The  Portfolio  normally  invests  at  least  65%  of its  assets  in   Management Company,
                    securities  of  companies  in at least three  different  countries  (other than the U.S.).  The           LLC
                    Portfolio may also invest in emerging markets.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
 SMALL CAP EQUITY   Evergreen VA Special Equity:  seeks capital  growth.  The Portfolio  normally  invests at least
                    80% of its assets in common  stocks of small  U.S.  companies  (i.e.,  companies  whose  market capitalizations  fall within the range of the Russell  2000(R)Index,  at the time of  purchase).
                    The remaining 20% of the  Portfolio's  assets may be represented by cash or invested in various   Evergreen Investment
                    cash  equivalents.  The Portfolio's  manager selects stocks of companies which it believes have   Management Company,
                    the potential for accelerated growth in earnings and price.                                               LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    Evergreen VA Omega:  seeks long-term capital growth.  The Portfolio invests primarily in common stocks and  securities  convertible  into  common  stocks of U.S.  companies  across all market
                    capitalizations.  The  Portfolio's  managers  employ  a  growth  style  of  equity  management.   Evergreen Investment
                    "Growth" stocks are stocks of companies that the Portfolio's  managers believe have anticipated   Management Company,
                    earnings ranging from steady to accelerated growth.                                                       LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL
  EQUITY
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Europe  30:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the ProFunds  Europe 30 Index.  The ProFunds  Europe 30
                    Index,  created by ProFund  Advisors,  is composed of 30 companies whose principal  offices are located  in Europe  and whose  securities  are  traded on U.S.  exchanges  or on the  NASDAQ as depositary  receipts or ordinary  shares.  The  component  companies in the ProFunds  Europe 30
                    Index are  determined  annually  based upon their U.S.  dollar-traded  volume.  Their  relative weights are determined based on a modified market capitalization method.
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    ProFund VP Asia 30: seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance  of the ProFunds Asia 30 Index.  The ProFunds Asia 30 Index,  created by ProFund  Advisors,  is composed of 30 companies whose  principal  offices are located in the
                    Asia/Pacific  region,  excluding Japan, and whose securities are traded on U.S. exchanges or on
      EQUITY        the NASDAQ as depository  receipts or ordinary shares. The component  companies in the ProFunds
                    Asia 30 Index are  determined  annually  based  upon  their U.S.  dollar-traded  volume.  Their relative weights are determined based on the modified market capitalization method.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Japan: seeks daily investment results,  before fees and expenses, that correspond to the daily  performance  of the Nikkei 225 Stock  Average.  Since the  Japanese  markets are not open when  ProFund VP Japan  values its  shares,  ProFund VP Japan  determines  its  success in meeting this  investment  objective by comparing its daily return on a given day with the daily performance of related futures  contracts traded in the United States related to the Nikkei 225
                    Stock Average.  The Nikkei 225 Stock Average Index (Nikkei Index) is a modified  price-weighted index of the 225 most  actively  traded  and  liquid  Japanese  companies  listed  in the First
  INTER-NATIONAL    Section of the Tokyo Stock  Exchange.  The Nikkei  Index is  calculated  from the prices of the   ProFund Advisors LLC
      EQUITY        225  Tokyo  Stock  Exchange   (TSE)  First  Section  stocks   selected  to  represent  a  broad
                    cross-section  of  Japanese  industries  and the overall  performance  of the  Japanese  equity market.  Nihon  Keizai  Shimbun,  Inc.  is the  sponsor of the Index.  Companies  in the Nikkei
                    Index are  reviewed  annually.  Emphasis  is  placed  on  maintaining  the  Index's  historical continuity while keeping the Index composed of stocks with high market  liquidity.  The sponsor consults with various market experts,  considers  company specific  information and the overall composition of the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Banks: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
                    the daily  performance  of the Dow Jones  U.S.  Banks  Index.  The Dow Jones U.S.  Banks  Index
                    measures  the  performance  of the  banking  industry  of the  U.S.  equity  market.  Component companies  include all  regional  and major U.S.  domiciled  international  banks,  savings and loans, savings banks,  thrifts,  building  associations and societies.  Investment and merchant banks are excluded.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Basic Materials:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S. Basic  Materials  Sector Index.  The
                    Dow Jones U.S. Basic  Materials  Sector Index measures the  performance of the basic  materials
      SECTOR        economic sector of the U.S. equity market.  Component  companies are involved in the production   ProFund Advisors LLC
                    of aluminum,  commodity chemicals,  specialty chemicals,  forest products,  non-ferrous metals, paper products, precious metals and steel.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  Biotechnology:  seeks daily  investment  results,  before fees and  expenses,  that correspond to the daily  performance of the Dow Jones U.S.  Biotechnology  Index. The Dow Jones
                    U.S.  Biotechnology  Index measures the performance of the  biotechnology  industry of the U.S.
      SECTOR        equity  market.  Component  companies  include  those engaged in genetic  research,  and/or the   ProFund Advisors LLC
                    marketing  and  development  of  recombinant  DNA  products.  Makers  of  artificial  blood and contract biotechnology researchers are also included in the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer Cyclical:  seeks daily investment results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Consumer Cyclical Sector Index. The
                    Dow Jones U.S.  Consumer  Cyclical  Sector  Index  measures  the  performance  of the  consumer cyclical  economic  sector of the U.S. equity market.  Component  companies  include  airlines, auto manufacturers,  auto parts, tires, casinos,  consumer  electronics,  recreational products and services,  restaurants,  lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer  Non-Cyclical:  seeks daily investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that correspond to the daily  performance of the Dow Jones U.S.  Consumer  Non-Cyclical  Sector
                    Index. The Dow Jones U.S.  Consumer  Non-Cyclical  Sector Index measures the performance of the consumer  non-cyclical  economic sector of the U.S. equity market.  Component companies include beverage  companies,  consumer service  companies,  durable and non-durable  household  product manufacturers, cosmetic companies, food products and agriculture and tobacco products.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Energy:  seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones U.S. Energy Sector Index.  The Dow Jones U.S. Energy
                    Sector  Index  measures  the  performance  of the  energy  sector  of the U.S.  equity  market.
                    Component  companies include oil drilling  equipment and services,  coal, oil  companies-major, oil companies-secondary,  pipelines, liquid, solid or gaseous fossil fuel producers and service companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Financial:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Financial  Sector  Index.  The Dow
                    Jones U.S.  Financial Sector Index measures the performance of the financial  services economic sector of the U.S.  equity market.  Component  companies  include  regional  banks;  major U.S.
                    domiciled  international banks; full line, life, and property and casualty insurance companies;
                    companies that invest,  directly or indirectly in real estate;  diversified financial companies such as Fannie  Mae,  credit card  insurers,  check  cashing  companies,  mortgage  lenders and investment  advisers;  securities  brokers and dealers,  including  investment banks,  merchant banks and online brokers; and publicly traded stock exchanges.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Healthcare:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Healthcare  Sector Index.  The Dow
                    Jones U.S.  Healthcare Sector Index measures the performance of the healthcare  economic sector of the U.S. equity market.  Component  companies  include health care providers,  biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Industrial:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Industrial  Sector Index.  The Dow
                    Jones U.S.  Industrial Sector Index measures the performance of the industrial  economic sector
                    of  the  U.S.  equity  market.   Component   companies   include  building   materials,   heavy
                    construction,  factory  equipment,  heavy machinery,  industrial  services,  pollution control,
                    containers  and  packaging,   industrial  diversified,   air  freight,  marine  transportation,
                    railroads,  trucking,  land-transportation  equipment,  shipbuilding,  transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Internet:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones Composite  Internet  Index.  The Dow Jones Composite
                    Internet Index measures the  performance of stocks in the U.S. equity markets that generate the majority  of their  revenues  from the  Internet.  The  Index is  composed  of two  sub-groups:
                    Internet  Commerce - companies that derive the majority of their revenues from providing  goods and/or  services  through an open network,  such as a web site.  Internet  Services - companies that derive the majority of their revenues from  providing  access to the Internet or providing services to people using the Internet.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Pharmaceuticals:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the Dow Jones  U.S.  Pharmaceuticals  Index.  The Dow
                    Jones U.S.  Pharmaceuticals  Index measures the performance of the pharmaceuticals  industry of the U.S. equity market.  Component  companies include the makers of prescription  drugs such as birth control pills and vaccines,  and over-the-counter  drugs, such as aspirin, cold remedies, as well as companies engaged in contract drug research..
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Precious Metals:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the  Philadelphia  Stock Exchange  Gold/Silver  Sector
                    Index. The  Philadelphia  Stock Exchange  Gold/Silver  Sector Index measures the performance of the gold and silver mining industry of the global equity market.  Component  companies  include companies  involved in the mining and production of gold,  silver,  and other precious  metals, precious stones and pearls.  The Index does not include  producers of commemorative  medals and coins that are made of these metals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Real  Estate:  seeks  daily  investment  results,  before  fees and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Real Estate  Index.  The Dow Jones
                    U.S. Real Estate Index measures the  performance of the real estate industry of the U.S. equity
                    market.   Component  companies  include  those  that  invest  directly  or  indirectly  through
      SECTOR        development,  management  or  ownership  of shopping  malls,  apartment  buildings  and housing   ProFund Advisors LLC
                    developments;  and real estate  investment  trusts ("REITs") that invest in apartments,  office and  retail  properties.  REITs are  passive  investment  vehicles  that  invest  primarily  in income-producing real estate or real estate related loans or interests.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Semiconductor:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Semiconductor  Index. The Dow Jones
                    U.S.  Semiconductor  Index measures the performance of the  semiconductor  industry of the U.S.
                    equity market.  Component  companies are engaged in the production of semiconductors  and other integrated chips, as well as other related products such as circuit boards and motherboards.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Technology:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Technology  Sector Index.  The Dow
                    Jones U.S.  Technology  Sector Index measures the  performance of the technology  sector of the
                    U.S.  equity  market.  Component  companies  include  those  involved in  computers  and office
                    equipment,  software,   communications  technology,   semiconductors,   diversified  technology
                    services and internet services.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Telecommunications:  seeks daily investment results,  before fees and expenses, that   ProFund Advisors LLC
                    correspond to the daily performance of the Dow Jones U.S.  Telecommunications Sector Index. The
                    Dow  Jones  U.S.   Telecommunications   Sector   Index   measures   the   performance   of  the
                    telecommunications  economic  sector of the U.S.  equity market.  Component  companies  include fixed-line communications and wireless communications companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Utilities:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Utilities  Sector  Index.  The Dow
      SECTOR        Jones U.S.  Utilities Sector Index measures the performance of the utilities economic sector of   ProFund Advisors LLC
                    the U.S. equity market.  Component  companies  include  electric  utilities,  gas utilities and water utilities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
THE PROFUND VP PORTFOLIOS  DESCRIBED  BELOW ARE AVAILABLE AS  SUB-ACCOUNTS  TO ALL ANNUITY  OWNERS.  EACH  PORTFOLIO  PURSUES AN INVESTMENT
STRATEGY THAT SEEKS TO PROVIDE DAILY  INVESTMENT  RESULTS,  BEFORE FEES AND EXPENSES,  THAT MATCH A WIDELY  FOLLOWED  INDEX,  INCREASE BY A
SPECIFIED FACTOR RELATIVE TO THE INDEX,  MATCH THE INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED  FACTOR.  THE
INVESTMENT  STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT  RESULTS OF THE APPLICABLE
INDEX.  IT IS RECOMMENDED  THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL  ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC
OR TACTICAL  ASSET  ALLOCATION  STRATEGY  INVEST IN THESE  PORTFOLIOS.  WE HAVE  ARRANGED THE  PORTFOLIOS  BASED ON THE INDEX ON WHICH IT'S
INVESTMENT STRATEGY IS BASED.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P 500(R)Index is a measure of large-cap U.S. stock market  performance.  It is a capitalization  weighted index of 500 U.S.  operating companies and REITS selected by an S&P committee through a non-mechanical  process that factors criteria such as liquidity,  price,  market capitalization, financial viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bull: seeks daily investment results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
     S&P 500        the daily performance of the S&P 500(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bear: seeks daily investment results,  before fees and expenses,  that correspond to the inverse  (opposite) of the daily  performance of the S&P 500(R)Index.  If ProFund VP Bear is successful in meeting its objective,  its net asset value should gain  approximately  the same,
     S&P 500        on a  percentage  basis,  as any  decrease  in the S&P 500(R)Index when the Index  declines on a   ProFund Advisors LLC
                    given  day.  Conversely,  its  net  asset  value  should  lose  approximately  the  same,  on a percentage basis, as any increase in the Index when the Index rises on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  UltraBull:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to twice (200%) the daily  performance of the S&P 500(R)Index.  Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded  to one and one-half times (150%) the daily  performance of the S&P 500(R)Index. If
                    ProFund VP UltraBull is  successful in meeting its  objective,  its net asset value should gain
     S&P 500        approximately  twice as much, on a percentage basis, as the S&P 500(R)Index when the Index rises   ProFund Advisors LLC
                    on a given day.  Conversely,  its net asset value should lose approximately twice as much, on a percentage  basis,  as the Index when the Index  declines on a given day. Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded to one and one-half times the daily performance of the S&P 500(R)Index
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The NASDAQ-100 Index(R)includes 100 of the largest  non-financial  domestic and  international  issues listed on the NASDAQ Stock Market. To be eligible for inclusion  companies  cannot be in bankruptcy  proceedings  and must meet certain  additional  criteria  including  minimum
trading  volume  and  "seasoning,"  requirements.   The  Index  is  calculated  under  a  modified   capitalization-weighted   methodology.
Reconstitution and rebalancing occurs on an annual, quarterly and ongoing basis..
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP OTC: seeks daily investment  results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
                    the daily performance of the NASDAQ-100  Index(R).  "OTC" in the name of ProFund VP OTC refers to securities  that do not trade on a U.S.  securities  exchange  registered  under the Securities
                    Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund  VP  Short  OTC:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the inverse  (opposite) of the daily  performance  of the NASDAQ-100  Index(R).  If
                    ProFund VP Short OTC is  successful in meeting its  objective,  its net asset value should gain approximately  the same, on a percentage  basis, as any decrease in the NASDAQ-100  Index(R)when the Index declines on a given day.  Conversely,  its net asset value should lose  approximately the same, on a percentage  basis,  as any increase in the Index when the Index rises on a given day.  "OTC" in the name of  ProFund VP Short OTC  refers to  securities  that do not trade on a
                    U.S. securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP UltraOTC:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to twice  (200%) the daily  performance  of the  NASDAQ-100  Index(R).  If ProFund VP UltraOTC is
                    successful in meeting its  objective,  its net asset value should gain  approximately  twice as much,  on a percentage  basis,  as the  NASDAQ-100  Index(R)when the Index rises on a given day.
                    Conversely,  its net asset  value  should lose  approximately  twice as much,  on a  percentage basis,  as the Index when the Index  declines  on a given day.  "OTC" in the name of ProFund VP
                    UltraOTC refers to securities that do not trade on a U.S.  securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
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The S&P MidCap 400 Index(R)is a measure of mid-size  company U.S. stock market  performance.  It is a  capitalization  weighted index of 400
U.S.  operating  companies  and REITS.  Securities  are selected for inclusion in the index by an S&P  committee  through a  non-mechanical process that factors  criteria  such as liquidity,  price,  market  capitalization,  financial  viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  S&P MIDCAP 400    ProFund VP Mid-Cap  Value:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond  to the  daily  performance  of the  S&P  MidCap  400/Barra  Value  Index(R).  The S&P
                    MidCap400/Barra Value Index(R)is a market capitalization  weighted index comprised of the stocks in the S&P MidCap 400 Index that have  comparatively  low  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Mid-Cap  Growth:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the S&P MidCap 400/Barra Growth Index(R).  The S&P MidCap
  S&P MIDCAP 400    400/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in   ProFund Advisors LLC
                    the S&P MidCap 400 Index(R)that have  comparatively  high  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  UltraMid-Cap:  seeks  daily  investment  results,  before fees and  expenses,  that correspond to twice (200%) the daily  performance  of the S&P MidCap 400 Index(R).  If ProFund VP
                    UltraMid-Cap  is  successful  in  meeting  its  objective,  its net  asset  value  should  gain
  S&P MIDCAP 400    approximately  twice as much,  on a  percentage  basis,  as the S&P MidCap 400 Index(R)when the   ProFund Advisors LLC
                    Index rises on a given day.  Conversely,  its net asset value should lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P SmallCap 600 Index(R)consists of 600 domestic  stocks chosen for market size,  liquidity,  and industry group  representation.  The
Index comprises stocks from the industrial, utility, financial, and transportation sectors.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Value:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P  SmallCap  600/Barra  Value  Index(R).  The S&P
                    SmallCap  600/Barra  Value Index(R)is a market  capitalization  weighted index  comprised of the stocks in the S&P SmallCap  600/Barra Value Index(R)that have  comparatively  low  price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Value  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Growth:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P SmallCap  600/Barra  Growth  Index(R).  The S&P
                    SmallCap  600/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in the S&P SmallCap  600/Barra Growth Index(R)that have  comparatively high price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Growth  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The Russell 2000 Index(R)is a measure of small-cap U.S. Stock market  performance.  It is an adjusted market  capitalization  weighted index containing  approximately 2000 of the smallest  companies in the Russell 3000 Index or approximately 8% of the total market  capitalization of the Russell 3000 Index,  which in turn represents  approximately 98% of the investable U.S. equity market.  All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion.  Reconstitution  occurs  annually.  Securities are not replaced if they leave the index.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   RUSSELL 2000     ProFund VP  UltraSmall-Cap:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to twice (200%) the daily  performance  of the Russell  2000(R)Index.  If ProFund VP
                    UltraSmall-Cap  is  successful  in meeting  its  objective,  its net asset  value  should  gain approximately  twice as much, on a percentage  basis, as the Russell 2000 Index(R)when the Index rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
30 Year U.S. Treasury Bond
--------------------------------------------------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP U.S.  Government  Plus: seeks daily  investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that  correspond  to one and  one-quarter  times  (125%) the daily  price  movement of the most recently  issued  30-year U.S.  Treasury  Bond ("Long  Bond").  In  accordance  with its stated
                    objective,  the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest  rates  rise.  If  ProFund  VP U.S.  Government  Plus is  successful  in  meeting  its objective,  its net asset value should gain  approximately  one and one-quarter times (125%) as much,  on a percentage  basis,  as any daily  increase in the price of the Long Bond on a given day.  Conversely,  its net asset value should lose  approximately  one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP Rising Rates Opportunity:  seeks daily investment results, before fees and expenses,   ProFund Advisors LLC
                    that correspond to one and one-quarter  times (125%) the inverse  (opposite) of the daily price movement of the most recently  issued 30-year U.S.  Treasury Bond ("Long Bond").  In accordance with its  stated  objective,  the net  asset  value of  ProFund  VP  rising  Rates  Opportunity generally  should  decrease as interest  rates fall. If ProFund VP Rising Rates  Opportunity is successful  in meeting its  objective,  its net asset value should gain  approximately  one and one-quarter  times as much, on a percentage  basis, as any daily decrease in the Long Bond on a given day.  Conversely,  its net asset value  should  lose  approximately  one and  one-quarter times as much, on a percentage basis, as any daily increase in the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------

Each  portfolio of the First Defined  Portfolio Fund LLC invests in the securities of a relatively few number of issuers or in a particular sector of the economy.  Since the assets of each  portfolio are invested in a limited number of issuers or a limited sector of the economy, the net asset value of the portfolio may be more susceptible to a single adverse economic,  political or regulatory occurrence.  Certain of the  portfolios  may also be subject to  additional  market risk due to their  policy of  investing  based on an  investment  strategy  and generally not buying or selling  securities in response to market  fluctuations.  Each  portfolio's  relative lack of diversity and limited ongoing management may subject Owners to greater market risk than other portfolios.

The stock selection date for each of the strategy  Portfolios of the First Defined  Portfolio Fund LLC is on or about December 31st of each year. The holdings for each strategy  Portfolio  will be adjusted  annually on or about  December 31st in accordance  with the  Portfolio's investment  strategy.  At that time,  the  percentage  relationship  among the shares of each issuer held by the Portfolio is  established.
Through the next one-year  period that  percentage  will be  maintained  as closely as  practicable  when the  Portfolio  makes  subsequent purchases and sales of the securities.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       First Trust(R)10 Uncommon  Values:  seeks to provide  above-average  capital  appreciation.  The
                    Portfolio  seeks to achieve its  objective  by  investing  primarily  in the ten common  stocks selected by the Investment  Policy Committee of Lehman Brothers Inc.  ("Lehman  Brothers") with the assistance of the Research  Department of Lehman  Brothers which, in their opinion have the
      BLEND         greatest  potential for capital  appreciation  during the next year. The stocks included in the    First Trust Advisors
                    Portfolio  are adjusted  annually on or about July 1st in  accordance  with the  selections  of           L.P.
                    Lehman Brothers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 BLENDED STRATEGY   Target  Managed VIP:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to achieve its objective by investing in common stocks of the most  attractive  companies that are identified  by a model based on six  uniquely  specialized  strategies  - The Dowsm DART 5, the
                    European  Target 20,  the  Nasdaq(R)Target 15, the S&P Target 24, the Target  Small Cap and the    First Trust Advisors
                    Value Line(R)Target 25.                                                                                    L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    The DowSM  DART 10:  seeks to  provide  above-average  total  return.  The  Portfolio  seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to provide  income and to have the  potential  for capital  appreciation.  The  Portfolio  invests
                    primarily in the common stocks of the ten companies in the DJIA that have the highest  combined    First Trust Advisors
                    dividend yields and buyback ratios on or about the applicable stock selection date.                       L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Global Target 15: seeks to provide  above-average  total return. The Portfolio seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to provide income and to have the potential for capital  appreciation.  The Portfolio invests primarily in
                    the common  stocks of the companies  which are  components  of the DJIA,  the  Financial  Times   First Trust Advisors
  GLOBAL EQUITY     Industrial  Ordinary Share Index ("FT Index") and the Hang Seng Index. The Portfolio  primarily           L.P.
                    consists of common stocks of the five  companies  with the lowest per share stock prices of the ten  companies in each of the DJIA, FT Index and Hang Seng Index,  respectively,  that have the highest dividend yield in the respective index on or about the applicable stock selection date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    S&P Target 24: seeks to provide  above-average  total return.  The  Portfolio  seeks to achieve its  objective by investing in common  stocks  issued by companies  that have the potential for
    LARGE CAP       capital  appreciation.  The Portfolio  invests  primarily in the common  stocks of  twenty-four   First Trust Advisors
      GROWTH        companies  selected from a subset of the stocks included in the Standard & Poor's 500 Composite           L.P.
                    Stock Price Index.  The subset of stocks will be taken from each of the eight largest  economic sectors of the S&P 500 Index based on the sector's market capitalization.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       Nasdaq(R)Target  15:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to have the potential for capital  appreciation.  The  Portfolio  invests  primarily in the common
      GROWTH        stocks of fifteen companies  selected from a pre-screened  subset of the stocks included in the    First Trust Advisors
                    Nasdaq-100 Index on or about the applicable stock selection date through a multi-step process.            L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      INTER-        The Prudential  Series Fund,  Inc. - SP William Blair  International  Growth (f/k/a SP Jennison
                    International  Growth):  seeks long-term growth of capital.  The Portfolio invests primarily in equity-related  securities  of foreign  issuers that the  Sub-adviser  thinks will  increase in value over a period of years.  The  Portfolio  invests  primarily  in the common stock of large and  medium-sized  foreign  companies.  Under normal  circumstances,  the Portfolio  invests at least 65% of its total  assets in common  stock of foreign  companies  operating or based in at
 NATIONAL EQUITY    least five different  countries.  The Portfolio  looks  primarily for stocks of companies whose      Prudential
                    earnings are growing at a faster rate than other  companies and that have above average  growth     Investments LLC/
                    in earnings and cash flow, improving profitability,  strong balance sheets, management strength     William Blair &
                    and strong  market  share for its  products.  The  Portfolio  also tries to buy such  stocks at       Company, LLC
                    attractive prices in relation to their growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R),"  "Standard & Poor's 500," and "500" are trademarks of the  McGraw-Hill  Companies,  Inc. and have been licensed for use by American Skandia Investment Services,  Incorporated.  The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

"Dow Jones Industrial  Averagesm",  "DJIAsm",  "Dow  Industrialssm",  "The Dowsm", and "The Dow 10sm", are service marks of Dow Jones &
Company,  Inc. ("Dow Jones") and have been licensed for use for certain  purposes by First Trust  Advisors L.P.  ("First  Trust").  The
portfolios,  including,  and in particular the Target Managed VIP portfolio and The DowSM DART 10 portfolio,  are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The  McGraw-Hill  Companies,  Inc. and have been  licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target  Managed VIP  Portfolio.  The  Portfolios
are not sponsored,  endorsed,  managed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation  regarding the advisability of investing in the Portfolio.

"The Nasdaq 100(R)",  "Nasdaq-100 Index(R)",  "Nasdaq Stock Market(R)",  and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market,
Inc.  (which  with its  affiliates  are the  "Corporations")  and have been  licensed  for use by First  Trust.  The  Nasdaq  Target 15
Portfolio and Target Managed VIP Portfolio have not been passed on by the  Corporations as to its legality or  suitability.  The Nasdaq
Target 15  Portfolio  and Target  Managed  VIP  Portfolio  are not  issued,  endorsed,  sponsored,  managed,  sold or  promoted  by the
Corporations.  The  Corporations  make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target
Managed VIP Portfolio.

"Value Line(R)," "The Value Line Investment  Survey," and "Value Line  TimelinessTM  Ranking  System" are registered  trademarks of Value
Line  Securities,  Inc. or Value Line  Publishing,  Inc. The Target  Managed  VIP(R)Portfolio is not  sponsored,  recommended,  sold or promoted by Value Line  Publishing,  Inc.,  Value  Line,  Inc.  or Value Line  Securities,  Inc.  ("Value  Line").  Value Line makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R)10 Uncommon  Values  portfolio is not  sponsored  or created by Lehman  Brothers,  Inc.  ("Lehman  Brothers").  Lehman
Brothers' only  relationship  to First Trust is the licensing of certain  trademarks and trade names of Lehman  Brothers and of the "10
Uncommon  Values" which is determined,  composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R)10
Uncommon Values portfolio.

Dow Jones has no  relationship  to the ProFunds VP, other than the licensing of the Dow Jones sector  indices and its service marks for use in  connection  with the  ProFunds  VP. The  ProFunds VP are not  sponsored,  endorsed,  sold,  or promoted by Standard & Poor's or
NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED ALLOCATIONS?
We offer Fixed Allocations of different  durations during the accumulation  period.  These "Fixed  Allocations" earn a guaranteed fixed rate of interest for a specified  period of time,  called the  "Guarantee  Period." In most  states,  we offer Fixed  Allocations  with
Guarantee  Periods from 1 to 10 years. We may also offer special purpose Fixed  Allocations  for use with certain  optional  investment programs.  We guarantee  the fixed rate for the entire  Guarantee  Period.  However,  if you withdraw or transfer  Account Value before the end of the Guarantee  Period,  we will adjust the value of your  withdrawal or transfer based on a formula,  called a "Market Value
Adjustment."  The Market Value  Adjustment can either be positive or negative,  depending on the movement of applicable  interest rates payable on Strips of the appropriate  duration.  Please refer to the section entitled "How does the Market Value Adjustment  Work?" for a  description  of the formula  along with  examples of how it is  calculated.  You may allocate  Account  Value to more than one Fixed
Allocation at a time.

Fixed  Allocations may not be available in all states.  Availability of Fixed  Allocations is subject to change and may differ by state and by the  annuity  product  you  purchase.  Please  call  American  Skandia at  1-800-680-8920  to  determine  availability  of Fixed
Allocations in your state and for your annuity product.

FEES AND CHARGES
The charges under the contracts are designed to cover, in the aggregate,  our direct and indirect costs of selling,  administering  and providing  benefits under the contracts.  They are also  designed,  in the aggregate,  to compensate us for the risks of loss we assume pursuant to the  contracts.  If, as we expect,  the charges that we collect  from the  contracts  exceed our total costs in  connection with the  contracts,  we will earn a profit.  Otherwise  we will incur a loss.  The rates of certain of our charges  have been set with reference  to  estimates  of the amount of  specific  types of expenses or risks that we will  incur.  In most cases,  this  prospectus identifies  such  expenses  or risks in the name of the  charge;  however,  the fact that any charge  bears the name of, or is designed primarily  to defray a  particular  expense or risk does not mean that the amount we collect  from that  charge will never be more than the amount of such  expense or risk.  Nor does it mean that we may not also be  compensated  for such  expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent  Deferred Sales Charge:  We do not deduct a sales charge from Purchase  Payments you make to your Annuity.  However,  we may deduct a  Contingent  Deferred  Sales Charge or CDSC if you  surrender  your  Annuity or when you make a partial  withdrawal.  The CDSC reimburses us for expenses  related to sales and  distribution of the Annuity,  including  commissions,  marketing  materials and other promotional  expenses.  The CDSC is  calculated as a percentage of your Purchase  Payment  being  surrendered  or withdrawn  during the applicable  Annuity Year. For purposes of  calculating  the CDSC, we consider the year following the Issue Date of your Annuity as Year
1.  The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity.  The CDSC percentages are shown below.

       ---------------------- ---------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ----------

       YEARS                      1          2         3          4          5          6          7          8         9+
       ---------------------- ---------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ----------
       ---------------------- ---------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ----------

       CHARGE (%)               7.5%       7.0%       6.5%      6.0%       5.0%       4.0%       3.0%       2.0%       0.0%
       ---------------------- ---------- ---------- --------- ---------- ---------- ---------- ---------- ---------- ----------

The CDSC period is based on the Issue Date of the Annuity,  not on the date each Purchase  Payment is applied to the Annuity.  Purchase
Payments  applied to the Annuity  after the Issue Date do not have their own CDSC  period.  During the first  eight (8) Annuity  Years, under certain  circumstances  you can withdraw a limited amount of Account Value without paying a CDSC.  This is referred to as a "Free
Withdrawal."  After eight (8) complete  Annuity  Years,  you can  surrender  your Annuity or make a partial  withdrawal  without a CDSC being deducted from the amount being  withdrawn.  Free  Withdrawals  are not treated as a withdrawal of Purchase  Payments for purposes of  calculating  the CDSC on a subsequent  withdrawal or surrender.  Withdrawals  of amounts  greater than the maximum Free  Withdrawal amount are treated as a  withdrawal  of Purchase  Payments and will be assessed a CDSC during  Annuity  Years 1 through 8. For purposes of  calculating  the CDSC on a surrender  or a partial  withdrawal,  the Purchase  Payments  being  withdrawn  may be greater than your remaining  Account  Value or the amount of your  withdrawal  request.  This is most likely to occur if you have made prior  withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

We may waive the CDSC under certain  medically-related  circumstances or when taking a Minimum  Distribution  from an Annuity purchased as a "qualified"  investment.  Free Withdrawals,  Medically-Related  Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

Transfer Fee:  Currently,  you may make twenty (20) free transfers between  investment options each Annuity Year. We will charge $10.00 for each  transfer  after the  twentieth in each Annuity Year.  We do not consider  transfers  made as part of a dollar cost  averaging program when we count the twenty free  transfers.  Transfers made as part of a rebalancing,  asset  allocation or similar  program will be subject to the  twenty-transfer  limit.  However,  all transfers made on the same day will be treated as one (1) transfer.  Renewals or transfers of Account Value from a Fixed  Allocation  at the end of its Guarantee  Period are not subject to the Transfer Fee and are not counted  toward the twenty free  transfers.  We may reduce the number of free  transfers  allowable each Annuity Year (subject to a minimum of eight) without  charging a Transfer Fee unless you make use of electronic means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically or through other means that reduce our processing costs.
If enrolled in any program  that does not permit  transfer  requests to be  transmitted  electronically,  the  Transfer Fee will not be waived.

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $35.00 or
2% of your Account Value invested in the variable  investment  options,  whichever is less.  This fee will be deducted  annually on the anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year,  the fee is deducted at the time of  surrender.  Currently,  the Annual  Maintenance  Fee is only  deducted  if your  Account  Value is less than  $100,000  on the anniversary  of the Issue Date or at the time of surrender.  We may increase the Annual  Maintenance  Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax Charges:  Several  states and some  municipalities  charge premium taxes or similar taxes on annuities that we are required to pay.
The amount of tax will vary from  jurisdiction to jurisdiction  and is subject to change.  The tax charge currently ranges up to 3 1/2% of your premium and is designed to  approximate  the taxes that we are  required to pay. We  generally  will deduct the charge at the time the tax is imposed,  but may also decide to deduct the charge from each  Purchase  Payment at the time of a withdrawal  or surrender of your Annuity or at the time you elect to begin receiving  annuity  payments.  We may assess a charge against the  Sub-accounts  and the
Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance  Charge:  We deduct an Insurance Charge daily against the average daily assets allocated to the  Sub-accounts.  The Insurance
Charge is equal to 0.65% on an annual basis.  The Insurance  Charge is the  combination  of the Mortality & Expense Risk Charge (0.50%)
and the  Administration  Charge (0.15%).  The Insurance  Charge is intended to compensate  American Skandia for providing the insurance benefits under the Annuity,  including the Annuity's basic death benefit that provides  guaranteed  benefits to your beneficiaries even if the market declines and the risk that persons we guarantee  annuity  payments to will live longer than our  assumptions.  The charge also covers administrative costs associated with providing the Annuity benefits,  including  preparation of the contract,  confirmation statements,  annual account  statements and annual reports,  legal and accounting fees as well as various  related  expenses.  Finally, the charge covers the risk that our  assumptions  about the mortality  risks and expenses  under this Annuity are incorrect and that we have agreed not to increase  these  charges over time  despite our actual  costs.  We may  increase the portion of the total  Insurance
Charge that is deducted for  administrative  costs;  however,  any increase  will only apply to Annuities  issued after the date of the increase.

American  Skandia may make a profit on the  Insurance  Charge if, over time,  the actual cost of  providing  the  guaranteed  insurance obligations  under the  Annuity  are less than the amount we deduct  for the  Insurance  Charge.  To the extent we make a profit on the
Insurance Charge,  such profit may be used for any other corporate  purpose,  including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering the Annuity.

The  Insurance  Charge  is not  deducted  against  assets  allocated  to a Fixed  Allocation.  However,  the  amount we credit to Fixed
Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

Distribution  Charge:  We  deduct  a  Distribution  Charge  daily  against  the  average  assets  allocated  to the  Sub-accounts.  The
Distribution  Charge is equal to 0.60% on an annual  basis in  Annuity  Years 1 through  8.  After the end of the first  eight  Annuity
Years,  the 0.60% charge for  distribution  will no longer be assessed.  The  Distribution  Charge is intended to  compensate  us for a portion of our acquisition  expenses under the Annuity,  including  promotion and distribution of the Annuity.  The Distribution Charge is deducted against your Annuity's  Account Value and any increases or decreases in your Account Value based on market  fluctuations of the Sub-accounts  will affect the charge.  A portion of the proceeds that American  Skandia  receives from the Distribution  Charge may include amounts based on market appreciation of the Sub-account values.

Optional  Benefits  for which we assess a charge  solely  against the variable  investment  options:  If you elect to purchase  certain optional  benefits,  we  will  deduct  an  additional  charge  on a daily  basis  solely  from  your  Account  Value  allocated  to the
Sub-accounts.  The  additional  charge is  included  in the daily  calculation  of the Unit Price for each  Sub-account.  We may assess charges for other  optional  benefits on a different  basis as  described  elsewhere  in the  prospectus.  Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges  directly  against the  Portfolios.  However,  each  Portfolio  charges a total annual fee comprised of an investment  management fee,  operating  expenses and any distribution and service (12b-1) fees that may apply.  These fees are deducted daily by each  Portfolio  before it provides  American  Skandia  with the net asset value as of the close of  business  each day.  More detailed  information  about fees and charges can be found in the  prospectuses  for the  Portfolios.  Please  also see  "Service  Fees
Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted  when  determining  the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge  against  Account Value  allocated to the  Sub-accounts,  we also take into  consideration mortality,  expense,  administration,  profit and other factors in determining the interest rates we credit to Fixed  Allocations.  Any
CDSC or Tax Charge  applies to amounts that are taken from the variable  investment  options or the Fixed  Allocations.  A Market Value
Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In certain states,  we are required to pay a tax if and when you exercise your right to receive periodic annuity  payments.  The amount of the tax we must pay will depend on the applicable  jurisdiction.  When you  annuitize,  we will apply a charge of up to 3.5% of your
Account  Value,  depending on the  applicable  jurisdiction  to cover the tax we must pay. If you select a fixed  payment  option,  the amount of each fixed  payment  will depend on the Account  Value of your Annuity  when you elected to  annuitize.  There is no specific charge deducted from these payments;  however,  the amount of each annuity payment reflects  assumptions about our insurance  expenses.
If you select a variable  payment option that we may offer,  then the amount of your benefits will reflect changes in the value of your
Annuity and will continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or  eliminate  certain  fees and  charges  or alter the manner in which the  particular  fee or charge is  deducted.  For example,  we may  reduce  the  amount of the CDSC or the  length of time it  applies,  reduce or  eliminate  the  amount of the  Annual
Maintenance Fee or reduce the portion of the total Insurance  Charge that is deducted as an  Administration  Charge.  Generally,  these types of  changes  will be based on a  reduction  to our  sales,  maintenance  or  administrative  expenses  due to the  nature  of the individual  or group  purchasing  the Annuity.  Some of the factors we might  consider in making such a decision  are: (a) the size and type of group;  (b) the number of Annuities  purchased by an Owner;  (c) the amount of Purchase  Payments or  likelihood  of additional
Purchase  Payments;  and/or (d) other  transactions where sales,  maintenance or administrative  expenses are likely to be reduced.  We will not discriminate  unfairly between Annuity  purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial Purchase  Payment:  You must make a minimum initial Purchase Payment of $1,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial Purchase Payment provided that,  within the first
Annuity Year, you make at least $1,000 in total Purchase Payments.

Where allowed by law, initial and additional  Purchase  Payments in excess of $1,000,000  require our approval prior to acceptance.  We may apply certain  limitations  and/or  restrictions on the Annuity as a condition of our acceptance,  including limiting the liquidity features or the Death  Benefit  protection  provided  under the  Annuity,  limiting  the right to make  additional  Purchase  Payments, changing  the  number of  transfers  allowable  under the  Annuity  or  restricting  the  Sub-accounts  or Fixed  Allocations  that are available.  Other limitations and/or restrictions may apply.

Except as noted below,  Purchase  Payments  must be  submitted  by check drawn on a U.S.  bank,  in U.S.  dollars,  and made payable to
American  Skandia.  Purchase  Payments  may  also  be  submitted  via  1035  exchange  or  direct  transfer  of  funds.  Under  certain circumstances,  Purchase  Payments may be  transmitted  to American  Skandia via wiring funds  through your  investment  professional's broker-dealer  firm.  Additional  Purchase  Payments may also be applied to your Annuity under an  arrangement  called "bank  drafting"
                      ----------
where you  authorize us to deduct money  directly  from your bank account.  We call our bank  drafting  program  "Auto  Saver".  We may reject any payment if it is received in an unacceptable form.  Our acceptance of a check is subject to our ability to collect funds.

Age Restrictions:  The Owner must be age 80 or under as of the Issue Date of the Annuity.  If the Annuity is owned jointly,  the oldest of the Owners must be age 80 or under on the Issue Date. If the Annuity is owned by an entity,  the  Annuitant  must be age 80 or under as of the Issue Date.  You should  consider your need to access your Account Value and whether the  Annuity's  liquidity  features will satisfy that need.  If you take a  distribution  prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  The  availability  and level of protection of certain  optional  benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

Owner, Annuitant and Beneficiary  Designations:  On your Application,  we will ask you to name the Owner(s),  Annuitant and one or more
Beneficiaries for your Annuity.

|X|      Owner:  The  Owner(s)  holds all  rights  under the  Annuity.  You may name  more than one Owner in which  case all  ownership
         -----
       rights are held jointly.  However,  this Annuity does not provide a right of survivorship.  Refer to the Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant  is the person we agree to make  annuity  payments  to and upon whose life we continue to make such
         ---------
       payments.  You must name an Annuitant who is a natural  person.  We do not accept a designation of joint  Annuitants  during the accumulation  period. Where allowed by law, you may name one or more Contingent  Annuitants.  A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date.  Please refer to the discussion of  "Considerations  for Contingent
       Annuitants" in the Tax Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the person(s) or entity you name to receive the death  benefit.  If no beneficiary is named
         -----------
       the death benefit will be paid to you or your estate.

Your right to make certain  designations  may be limited if your Annuity is to be used as an IRA or other  "qualified"  investment that is given  beneficial  tax  treatment  under  the Code.  You  should  seek  competent  tax  advice on the  income,  estate  and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner,  Annuitant  and  Beneficiary  designations  by sending us a request in writing.  Where  allowed by law,  such changes will be subject to our acceptance.  Some of the changes we will not accept include, but are not limited to:
|X|      a new Owner  subsequent to the death of the Owner or the first of any joint Owners to die,  except where a  spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary  is the  surviving  spouse unless you elect an alternative  Beneficiary  designation.  Unless  you elect an  alternative  Beneficiary  designation,  upon the death of either  spousal
Owner,  the  surviving  spouse may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit  payment.  The Death
Benefit  that  would  have been  payable  will be the new  Account  Value of the  Annuity  as of the date of due proof of death and any required proof of a spousal  relationship.  As of the date the assumption is effective,  the surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new purchaser of the same  attained age. For purposes of  determining  any future Death Benefit for the  beneficiary  of the surviving  spouse,  the new Account Value will be considered as the initial  Purchase
Payment.  No CDSC  will  apply to the new  Account  Value.  However,  any  additional  Purchase  Payments  applied  after  the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the  surviving  spouse is named as a Contingent  Annuitant,  upon the death of the  Annuitant, the surviving  spouse will become the  Annuitant.  No Death Benefit is payable upon the death of the  Annuitant.  However,  the Account
Value of the Annuity as of the date of due proof of death of the Annuitant  (and any required proof of the spousal  relationship)  will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
If after  purchasing  your  Annuity  you change  your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel  period.  This is often  referred to as a  "free-look."  Depending  on the state in which you purchased your Annuity and, in some states,  if you purchased the Annuity as a replacement  for a prior  contract,  the right to cancel period may be ten (10) days,  twenty-one  (21) days or longer,  measured from the time that you received  your  Annuity.  If you return your Annuity during the applicable  period,  we will refund your current  Account Value plus any tax charge  deducted.  This amount may be higher or lower than your  original  Purchase  Payment.  Where  required by law, we will return your  current  Account  Value or the amount of your initial Purchase Payment, whichever is greater.  The same rules may apply to an Annuity that is purchased as an IRA.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum  amount that we accept as an  additional  Purchase  Payment is $100 unless you  participate  in "Auto  Saver" or a periodic purchase  payment  program.  We will  allocate  any  additional  Purchase  Payments you make  according to your most recent  allocation instructions, unless you request new allocations when you submit a new Purchase Payment.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your  Annuity by  authorizing  us to deduct money  directly  from your bank account and
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applying it to your Annuity.  This type of program is often called "bank  drafting".  We call our bank  drafting  program "Auto Saver."
Purchase  Payments made through Auto Saver may only be allocated to the variable  investment  options when  applied.  Auto Saver allows you to invest in your Annuity  with a lower  initial  Purchase  Payment,  as long as you  authorize  payments  that will equal at least
$1,000 during the first 12 months of your  Annuity.  We may suspend or cancel bank  drafting  privileges  if  sufficient  funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified  investments.  If your employer sponsors such a program,  we may agree to accept  periodic  Purchase  Payments  through  a salary  reduction  program  as long as the  allocations  are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $1,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial  Purchase  Payment:  Once we accept your  application,  we invest your net Purchase  Payment in the  Annuity.  The net Purchase
Payment is your initial  Purchase  Payment  minus any tax charges  that may apply.  On your  application  we ask you to provide us with instructions  for allocating your Account Value.  You can allocate  Account Value to one or more variable  investment  options or Fixed
Allocations.

Subsequent  Purchase  Payments:  We will allocate any additional  Purchase  Payments you make according to your most recent  allocation instructions.  If any rebalancing or asset allocation  programs are in effect,  the allocation  should conform with such a program.  We assume that your most recent  allocation  instructions  are valid for  subsequent  Purchase  Payments  until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation  period you may transfer  Account Value between  investment  options.  Transfers are not subject to taxation on any gain.  We currently  limit the number of  Sub-accounts  you can invest in at any one time to twenty (20).  However,  you can invest in an unlimited  number of Fixed  Allocations.  We may require a minimum of $500 in each  Sub-account you allocate  Account Value to at the time of any  allocation or transfer.  If you request a transfer and, as a result of the transfer,  there would be less than $500 in the Sub-account,  we may transfer the remaining Account Value in the Sub-account pro rata to the other investment  options to which you transferred.

We  may  impose  specific  restrictions  on  financial  transactions  for  certain  Portfolios  based  on  the  Portfolio's  investment restrictions.  Currently,  any purchase,  redemption or transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour  prior to any  announced  closing  of the  applicable  securities  exchange  (generally,  3:00 p.m.  Eastern  time) to be processed on the current  Valuation Day. The "cut-off" time for such financial  transactions  involving a ProFunds VP Sub-account  will be extended to1/2hour prior to any announced  closing  (generally,  3:30 p.m. Eastern time) for transactions  submitted  electronically through American Skandia's Internet website (www.americanskandia.prudential.com).

Currently,  we charge $10.00 for each transfer  after the twentieth  (20th) in each Annuity Year,  including  transfers made as part of any  rebalancing,  asset  allocation or similar  program which you have  authorized.  Transfers made as part of a dollar cost averaging program do not count toward the twenty free  transfer  limit.  Renewals or transfers of Account  Value from a Fixed  Allocation  at the end of its  Guarantee  Period are not  subject to the  transfer  charge.  We may reduce  the number of free  transfers  allowable  each
Annuity Year (subject to a minimum of eight) without  charging a Transfer Fee unless you make use of electronic  means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically  or through other means that reduce our processing  costs. If enrolled in any program that does not permit transfer requests to be transmitted  electronically,  the
Transfer Fee will not be waived.

Once you have made 20 transfers among the  Sub-accounts  during an Annuity Year, we will accept any additional  transfer request during that year only if the request is submitted to us in writing with an original  signature  and  otherwise is in good order.  For purposes of this 20 transfer  limit,  we (i) do not view a facsimile  transmission as a "writing",  (ii) will treat multiple  transfer  requests submitted  on the same  business  day as a single  transfer,  and (iii) do not count any  transfer  that solely  involves  Sub-accounts corresponding  to any ProFund  Portfolio  and/or the AST Money Market  Portfolio,  or any transfer that involves one of our  systematic programs, such as asset allocation and automated withdrawals.

Frequent  transfers among  Sub-accounts in response to short-term  fluctuations in markets,  sometimes called "market timing," can make it very  difficult for a Portfolio  manager to manage a  Portfolio's  investments.  Frequent  transfers may cause the Portfolio to hold more cash than otherwise  necessary,  disrupt management  strategies,  increase  transaction costs, or affect performance.  The Annuity offers Sub-accounts  designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts  corresponding to the ProFund  Portfolios and the AST Money Market  Portfolio),  and we encourage Owners seeking  frequent  transfers to utilize those
Sub-accounts.

In light of the risks  posed to Owners  and  other  investors  by  frequent  transfers,  we  reserve  the right to limit the  number of transfers  in any Annuity  Year for all  existing or new Owners and to take the other  actions  discussed  below.  We also  reserve the right to limit the number of transfers in any Annuity  Year or to refuse any  transfer  request for an Owner or certain  Owners if: (a)
we believe that excessive  transfer  activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental  effect on Unit  Values or the share  prices  of the  Portfolios;  or (b) we are  informed  by a  Portfolio  (e.g.,  by the
Portfolio's  portfolio  manager) that the purchase or redemption  of shares in the Portfolio  must be restricted  because the Portfolio believes the transfer  activity to which such purchase and  redemption  relates would have a detrimental  effect on the share prices of the affected  Portfolio.  Without  limiting the above,  the most likely  scenario where either of the above could occur would be if the aggregate  amount of a trade or trades  represented a relatively  large  proportion of the total assets of a particular  Portfolio.  In furtherance of our general  authority to restrict  transfers as described  above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

o        With respect to each Sub-account  (other than the AST Money Market  Sub-account,  or a Sub-account  corresponding to a ProFund
     Portfolio),  we track amounts  exceeding a certain dollar threshold that were  transferred  into the Sub-account.  If you transfer such amount into a particular  Sub-account,  and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another  Sub-account,  then upon the Transfer Out, the former Sub-account  becomes restricted (the "Restricted
     Sub-account").  Specifically,  we will not permit subsequent transfers into the Restricted  Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international  Portfolio,  or 180 calendar days after the Transfer
     Out if the  Restricted  Sub-account  invests  in an  international  Portfolio.  For  purposes  of this  rule,  we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals;  (ii) do not count any  transfer  that  solely  involves  Sub-accounts  corresponding  to any  ProFund  Portfolio  and/or the AST Money  Market
     Portfolio;  and (iii) do not  categorize  as a transfer the first  transfer  that you make after the Issue Date,  if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes  restricted  under the foregoing  rules,  you are still free to redeem the amount from your Annuity at any time.
o        We reserve the right to effect  exchanges on a delayed basis for all  contracts.  That is, we may price an exchange  involving the  Sub-accounts  on the  business  day  subsequent  to the  business  day on which the  exchange  request was  received.  Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
o        If we deny one or more  transfer  requests  under the  foregoing  rules,  we will inform you or your  investment  professional promptly of the circumstances concerning the denial.
o    We will not implement these rules in jurisdictions  that have not approved  contract  language  amendments  authorizing us to do so, or may implement different rules in certain  jurisdictions if required by such  jurisdictions.  Contract owners in jurisdictions with such limited transfer restrictions,  and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced  transfer  restrictions,  might make more numerous and frequent transfers than  contract  owners who are subject to such  limitations.  Because  contract  owners who are not  subject to the same  transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable  consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover,  higher transaction costs, or performance or tax issues) may affect all contract  owners.  Similarly,  while  contracts  managed by an investment  professional  or third party investment  advisor are subject to the  restrictions  on transfers  between  investment  options that are discussed  above, if the advisor manages a number of contracts in the same fashion  unfavorable  consequences  may be associated  with management  activity since it may involve the  movement of a  substantial  portion of an  underlying  mutual fund assets  which may affect all contract owners invested in the affected options. Apart from  jurisdiction-specific  and contract differences in transfer restrictions,  we will apply these rules uniformly  (including  contracts managed by an investment  professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

Although our transfer  restrictions  are designed to prevent  excessive  transfers,  they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation  period.  Dollar Cost Averaging  allows you to  systematically  transfer an amount  each month from one  investment  option to one or more other  investment  options.  You can choose to transfer  earnings  only, principal plus earnings or a flat dollar amount.  Dollar Cost Averaging  allows you to invest  regularly each month,  regardless of the current unit value (or price) of the  Sub-account(s)  you invest in. This  enables you to purchase  more units when the market price is low and fewer units when the market price is high.  This may result in a lower  average cost of units over time.  However,  there is no guarantee  that  Dollar Cost  Averaging  will result in a profit or protect  against a loss in a declining  market.  We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable  investment  options or Fixed  Allocations.  Dollar Cost Averaging from Fixed  Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal plus earnings.  If transferring  principal plus earnings,  the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE:  When a Dollar  Cost  Averaging  program is  established  from a Fixed  Allocation,  the fixed rate of interest we credit to your
Account  Value is applied to a  declining  balance due to the  transfers  of Account  Value to the  Sub-accounts  during the  Guarantee
Period.  This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

The Dollar Cost  Averaging  program is not available if you elect the  Guaranteed  Return  Option  PlusSM or  Guaranteed  Return Option
programs when it involves transfers out of the Fixed Allocations.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes.  During the  accumulation  period,  we offer  automatic  rebalancing  among the variable  investment  options you choose.  You can choose  to have your  Account  Value  rebalanced  quarterly,  semi-annually,  or  annually.  On the  appropriate  date,  your  variable investment  options are rebalanced to the allocation  percentages you request.  For example,  over time the performance of the variable investment  options  will  differ,  causing  your  percentage  allocations  to shift.  With  automatic  rebalancing,  we  transfer  the appropriate  amount  from the  "overweighted"  Sub-accounts  to the  "underweighted"  Sub-accounts  to return your  allocations  to the percentages  you  request.  If you request a transfer  from or into any  variable  investment  option  participating  in the  automatic rebalancing  program,  we will assume that you wish to change your rebalancing  percentages as well, and will automatically  adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic  rebalancing.  All  rebalancing  transfers made on the same day as part of an automatic  rebalancing  program are  considered as one transfer when counting the number of transfers  each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER ANY ASSET ALLOCATION PROGRAMS?
Yes. During the  accumulation  period,  we may offer different asset allocation  programs  designed for American Skandia by Morningstar
Associates,  LLC.  Each program is available to Annuity  Owners at no additional  charge.  Each program is designed as a tool to enable you and  your  investment  professional  to  develop  an  asset  allocation  program  that is  appropriate  for  you.  Your  investment professional  will help you to complete an investor  questionnaire  that will help you and your  investment  professional  to determine whether  participating  in a program  is  appropriate  for you and to  determine  your  investment  style from which you can choose the available model portfolios.  We offer programs where you and your investment  professional  choose from the available  Sub-accounts for each asset class in the model  portfolio  you have chosen  based on your  answers to the  questionnaire.  You may change your  selected
Sub-accounts  at any time. We also offer programs where the  Sub-accounts  for each asset class in each model  portfolio are designated based on an objective  evaluation of the available  Sub-accounts.  If you elect the second type of program,  the selected  Sub-accounts within a model portfolio may change  periodically.  Under these programs,  assets allocated to the program are rebalanced on a periodic basis based on suggested  changes to the allocation  percentages for an asset class within a model portfolio or based on changes in the value of the Sub-accounts.  Each asset allocation  program is subject to additional  limitations and restrictions  which are more fully described in the enrollment form for the programs.

Asset  allocation  is a  sophisticated  method of  diversification  which  allocates  assets  among  asset  classes  in order to manage investment  risk and enhance  returns over the long term.  However,  asset  allocation does not guarantee a profit or protect against a loss. You are not obligated to  participate or to invest  according to the program  recommendations.  American  Skandia does not intend to provide  any  personalized  investment  advice in  connection  with these  programs  and you  should not rely on these  programs  as providing  individualized  investment  recommendations  to you.  The asset  allocation  programs  do not  guarantee  better  investment results.  We reserve  the right to  terminate  or change the asset  allocation  programs  at any time.  You  should  consult  with your investment professional before electing any asset allocation program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two  different  programs for  investors  who wish to invest in the variable  investment  options but also wish to protect their  principal,  as of a specific  date in the future.  They are the Balanced  Investment  Program and the  Guaranteed  Return Option
PlusSM.  (The  Guaranteed  Return Option PlusSM (GRO PlusSM) is not yet available in all states.  In those states where GRO Plus is not available we offer the  Guaranteed  Return  Option  (GRO).) Both the Balanced  Investment  Program and GRO Plus allow you to allocate a portion of your Account Value to the available  variable  investment options while ensuring that your Account Value will at least equal your  contributions  adjusted for  withdrawals  and transfers on a specified  date.  Under GRO Plus,  Account Value is allocated to and maintained in Fixed  Allocations  to the extent we, in our sole  discretion,  deem it is necessary to support our  guarantee  under the program.  This differs from the Balanced  Investment  Program where a set amount is allocated to a Fixed  Allocation  regardless of the performance  of the  underlying  Sub-accounts  or the interest rate  environment  after the amount is allocated to a Fixed  Allocation.
Generally,  more of your Account Value will be allocated to the variable  investment  options under the GRO Plus program than under the
Balanced  Investment  Program  (although in periods of poor market  performance,  low interest rates and/or as the option progresses to its maturity  date,  this may not be the case).  You may not want to use either of these programs if you expect to begin taking annuity payments before the program would be completed.  In addition,  as with most return of premium  programs,  amounts that are available to allocate  to the  variable  investment  options may be  substantially  less than they would be if you did not elect a return of premium program.  This means that, if investment  experience in the variable  investment  options were positive,  your Account Value would grow at a slower  rate than if you did not elect a return of  premium  program  and  allocated  all of your  Account  Value to the  variable investment options.

Balanced Investment Program
We offer a balanced  investment  program  where a portion of your Account  Value is allocated to a Fixed  Allocation  and the remaining
Account Value is allocated to the variable  investment  options that you select.  When you enroll in the Balanced  Investment  Program, you choose the  duration  that you wish the  program to last.  This  determines  the  duration  of the  Guarantee  Period for the Fixed
Allocation.  Based on the fixed rate for the  Guarantee  Period  chosen,  we calculate  the portion of your Account  Value that must be allocated to the Fixed Allocation to grow to a specific  "principal amount" (such as your initial Purchase  Payment).  We determine the amount  based on the rates then in effect for the  Guarantee  Period you  choose.  If you  continue  the  program  until the end of the
Guarantee  Period and make no withdrawals or transfers,  at the end of the Guarantee  Period,  the Fixed  Allocation will have grown to equal the  "principal  amount".  Withdrawals  or  transfers  from the Fixed  Allocation  before the end of the  Guarantee  Period  will terminate  the program and may be subject to a Market Value  Adjustment.  You can transfer the Account  Value that is not  allocated to the Fixed  Allocation  between any of the  Sub-accounts  available  under the  Annuity.  Account  Value you  allocate  to the  variable investment  options  is  subject  to market  fluctuations  and may  increase  or  decrease  in  value.  We do not  deduct a charge  for participating in the Balanced Investment Program.

         Example
         Assume you invest  $100,000.  You choose a 10-year program and allocate a portion of your Account Value to a Fixed  Allocation with a 10-year  Guarantee Period.  The rate for the 10-year  Guarantee Period is 2.50%*.  Based on the fixed interest rate for the Guarantee  Period chosen,  the factor is 0.781198 for  determining how much of your Account Value will be allocated to the
         Fixed  Allocation.  That means that  $78,120  will be  allocated  to the Fixed  Allocation  and the  remaining  Account  Value
         ($21,880)  will be  allocated to the variable  investment  options.  Assuming  that you do not make any  withdrawals  from the
         Fixed  Allocation,  it will grow to $100,000 at the end of the Guarantee  Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*        The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

The Guaranteed  Return Option PlusSM (GRO PlusSM)  guarantees  that, after a seven-year  period  following  commencement of the program
("maturity  date") and on each  anniversary  of the  maturity  date  thereafter,  the Owner's  Account  Value will not be less than the
Account  Value on the  effective  date of the  program.  The  program  also  offers  the Owner the  option to elect a second,  enhanced guarantee amount at a higher Account Value subject to a separate  maturity period (and its  anniversaries).  The GRO PlusSM program may be appropriate if you wish to protect a principal  amount (called the "Protected  Principal  Value")  against market  downturns as of a specific date in the future,  but also wish to exercise control of your available Account Value among the variable  investment  options to participate in market  experience.  Under the GRO PlusSM program,  you give us the right to allocate amounts to Fixed Allocations as needed to support the  guarantees  provided.  The  available  Account  Value is the amount not  allocated to the Fixed  Allocations  to support  the  guarantees  provided.  There is a fee  associated  with  this  program.  See  "Living  Benefit  Programs,"  later in this
Prospectus, for more information about this program.

DOES MY INVESTMENT PROFESSIONAL HAVE PERMISSION TO MANAGE MY ACCOUNT?
Yes. Unless you direct  otherwise,  your investment  professional may direct the allocation of your Account Value and request financial transactions  between investment  options while you are living,  subject to our rules.  Unless you tell us otherwise,  we deem that all transactions  that are directed by your  investment  professional  with respect to your Annuity have been  authorized  by you. You must contact us  immediately  if and when you revoke  such  authority.  We will not be  responsible  for  acting on  instructions  from your investment  professional if you fail to inform us that such person's authority has been revoked.  We may also suspend,  cancel or limit these privileges at any time.  We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
Yes. You may engage your own  investment  advisor to manage your account.  These  investment  advisors may be firms or persons who also are appointed by us, or whose  affiliated  broker-dealers  are appointed by us, as authorized  sellers of the Annuity.  Even if this is the case,  however,  please note that the investment  advisor you engage to provide advice and/or make transfers for you, is not acting on our  behalf,  but rather is acting on your  behalf.  We do not offer  advice  about how to  allocate  your  Account  Value under any circumstance.  As such, we are not responsible for any  recommendations  such investment  advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

Any fee that is charged by your  investment  advisor is in addition to the fees and  expenses  that apply  under your  Annuity.  If you authorize your investment  advisor to withdraw amounts from your Annuity (to the extent permitted) to pay for the investment  advisor's fee,  as with any  other  withdrawal  from  your  Annuity,  you may  incur  adverse  tax  consequences,  a CDSC  and/or a market  value adjustment.  Withdrawals  to pay your  investment  advisor  generally  will also reduce the level of various  living and death  benefit guarantees  provided (e.g. the withdrawals will reduce  proportionately  the Annuity's  guaranteed minimum death benefit.) We are not a party to the agreement you have with your  investment  advisor and do not verify that amounts  withdrawn  from your annuity,  including amounts  withdrawn to pay for the investment  advisor's fee, are within the terms of your agreement with your investment  advisor.  You will,  however,  receive  confirmations  of transactions  that affect your Annuity.  If your investment  advisor has also acted as your investment  professional with respect to the sale of your Annuity,  he or she may be receiving  compensation for services provided both as  an  investment  professional  and  investment  advisor.  Alternatively,  the  investment  advisor  may  compensate  the  investment professional  from whom you purchased your annuity for the referral that led you to enter into your  investment  advisory  relationship with the investment  advisor.  If you are interested in the details about the  compensation  that your  investment  advisor and/or your investment professional receive in connection with your Annuity, you should ask them for more details.

We or an affiliate of ours may provide administrative support to licensed,  registered investment  professionals or investment advisors who you authorize to make financial  transactions on your behalf. We may require investment  professionals or investment advisors,  who are authorized by multiple  contract owners to make financial  transactions,  to enter into an  administrative  agreement with American
Skandia as a condition of our  accepting  transactions  on your behalf.  The  administrative  agreement may impose  limitations  on the investment  professional's  or investment  advisor's ability to request  financial  transactions on your behalf.  These limitations are intended to minimize the detrimental  impact of an investment  professional who is in a position to transfer large amounts of money for multiple  clients in a particular  Portfolio or type of portfolio or to comply with specific  restrictions or limitations  imposed by a
Portfolio(s)  of  American  Skandia.  Contracts  managed  by your  investment  professional  also are  subject to the  restrictions  on transfers  between  investment  options that are  discussed in the section  entitled  "ARE THERE  RESTRICTIONS  OR CHARGES ON TRANSFERS
BETWEEN  INVESTMENT  OPTIONS?".  Since  transfer  activity  under  contracts  managed  by an  investment  professional  or third  party investment  advisor may result in  unfavorable  consequences  to all contract  owners  invested in the affected  options we reserve the right to limit the  investment  options  available  to a  particular  Owner whose  contract  is managed by the advisor or impose  other transfer  restrictions we deem necessary.  The administrative  agreement may limit the available  investment  options,  require advance notice of large transactions,  or impose other trading limitations on your investment  professional.  Your investment professional will be  informed of all such  restrictions  on an ongoing  basis.  We may also  require  that your  investment  professional  transmit  all
financial    transactions    using   the    electronic    trading    functionality    available    through   our    Internet    website
(www.americanskandia.prudential.com).  Limitations that we may impose on your investment  professional or investment  advisor under the terms of the  administrative  agreement do not apply to  financial  transactions  requested by an Owner on their own behalf,  except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?
We credit  the fixed  interest  rate to the Fixed  Allocation  throughout  a set  period of time  called a  "Guarantee  Period."  Fixed
Allocations  currently are offered with Guarantee  Periods from 1 to 10 years.  We may make Fixed  Allocations  of different  durations available in the future,  including Fixed Allocations  offered  exclusively for use with certain optional  investment  programs.  Fixed
Allocations  may not be available in all states and may not always be available for all Guarantee  Periods  depending on market factors and other considerations.

The interest  rate credited to a Fixed  Allocation  is the rate in effect when the  Guarantee  Period begins and does not change during the Guarantee  Period.  The rates are an effective annual rate of interest.  We determine the interest rates for the various  Guarantee
Periods.  At the time that we confirm  your Fixed  Allocation,  we will  advise  you of the  interest  rate in effect and the date your
Fixed  Allocation  matures.  We may change the rates we credit new Fixed  Allocations at any time. Any change in interest rate does not affect  Fixed  Allocations  that  were in  effect  before  the date of the  change.  To  inquire  as to the  current  rates  for  Fixed
Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent  permitted by law, we may  establish  different  interest  rates for Fixed  Allocations  offered to a class of Owners who choose to participate in various optional  investment programs we make available.  This may include,  but is not limited to, Owners who elect to use Fixed  Allocations  under a dollar  cost  averaging  program  (see "Do You Offer  Dollar Cost  Averaging?")  or a balanced investment  program (see "Do you offer  programs  designed to guarantee a "Return of Premium" at a future  date?").  The interest  rate credited to Fixed  Allocations  offered to this class of purchasers may be different than those offered to other  purchasers who choose the same Guarantee Period but who do not participate in an optional investment program.  Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for  determining  the fixed  interest rates for Fixed  Allocations.  Generally the interest rates we offer for Fixed  Allocations  will reflect the  investment  returns  available on the types of investments we make to support our fixed rate  guarantees.  These  investment  types may include  cash,  debt  securities  guaranteed by the United  States  government  and its agencies and  instrumentalities,  money market  instruments,  corporate debt obligations of different  durations,  private  placements, asset-backed  obligations  and municipal  bonds.  In  determining  rates we also  consider  factors such as the length of the Guarantee
Period for the Fixed  Allocation,  regulatory  and tax  requirements,  liquidity  of the markets for the type of  investments  we make, commissions,  administrative  and investment  expenses,  our insurance  risks in relation to the Fixed  Allocations,  general  economic trends and  competition.  Some of these  considerations  are similar to those we consider in determining  the Insurance  Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit  interest on a new Fixed  Allocation  in an existing  Annuity at a rate not less than the rate we are then  crediting to
Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The  interest  rate we  credit  for a  Fixed  Allocation  is  subject  to a  minimum.  Please  refer  to the  Statement  of  Additional
Information.  In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
If you transfer or withdraw  Account Value from a Fixed  Allocation more than 30 days before the end of its Guarantee  Period,  we will adjust the value of your investment  based on a formula,  called a "Market Value  Adjustment" or "MVA".  The amount of any Market Value
Adjustment  can be either  positive  or  negative,  depending  on the  movement  of a  combination  of Strip  Yields  on Strips  and an
Option-adjusted  Spread  (each as defined  below)  between  the time that you  purchase  the Fixed  Allocation  and the time you make a transfer  or  withdrawal.  The  Market  Value  Adjustment  formula  compares  the  combination  of  Strip  Yields  for  Strips  and the
Option-adjusted  Spreads  as of the  date the  Guarantee  Period  began  with  the  combination  of Strip  Yields  for  Strips  and the
Option-adjusted  Spreads as of the date the MVA is being  calculated.  In certain states the amount of any Market Value  Adjustment may be limited  under state law or  regulation.  If your Annuity is governed by the laws of that state,  any Market Value  Adjustment  that applies will be subject to our rules for complying with such law or regulation.

|X|      "Strips" are a form of security where  ownership of the interest  portion of United States  Treasury  securities are separated from ownership of the underlying principal amount or corpus.
|X|      "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|      "Option-adjusted  Spread" is the difference between the yields on corporate debt securities  (adjusted to disregard options on such  securities)  and  government  debt  securities  of  comparable  duration.  We currently  use the Merrill  Lynch 1 to 10 year
     Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula
The MVA formula is applied  separately to each Fixed  Allocation to determine the Account Value of the Fixed Allocation on a particular date.  The formula is as follows:

                                                      [(1+I) / (1+J+0.0010)]N/365
                                                                where:

                  I is the Strip  Yield as of the start date of the  Guarantee  Period for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  J is the Strip Yield as of the date the MVA formula is being applied for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value.  Assume the following:
|X|      On December 31, 2000,  you allocate  $50,000 into a Fixed  Allocation  with a Guarantee  Period of 5 years (e.g.  the Maturity
         Date is December 31, 2005).
|X|      The Strip Yields for coupon Strips  beginning on December 31, 2000 and maturing on December 31, 2005 plus the  Option-adjusted
         Spread is 5.50% (I = 5.50%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw  the entire Fixed  Allocation  after  exactly  three (3)
         years, therefore 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 4.00%  (J = 4.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.041]2 = 1.027078
                                                      Interim Value = $57,881.25
                                   Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 7.00% (J = 7.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.071)]2 = 0.970345
                                                      Interim Value = $57,881.25
                                  Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity  Date" for a Fixed  Allocation  is the last day of the  Guarantee  Period.  Before the Maturity  Date,  you may choose to renew the Fixed  Allocation  for a new Guarantee  Period of the same or different  length or you may transfer all or part of that Fixed
Allocation's  Account  Value to another  Fixed  Allocation  or to one or more  Sub-accounts.  We will not charge a MVA if you choose to renew a Fixed  Allocation  on its Maturity  Date or transfer the Account  Value to one or more  variable  investment  options.  We will notify you before  the end of the  Guarantee  Period  about the fixed  interest  rates  that we are  currently  crediting  to all Fixed
Allocations that are being offered.  The rates being credited to Fixed Allocations may change before the Maturity Date.

If you do not specify how you want a Fixed  Allocation  to be allocated on its Maturity  Date,  we will then transfer the Account Value of the  Fixed  Allocation  to the AST  Money  Market  Sub-account.  You can then  elect to  allocate  the  Account  Value to any of the
Sub-accounts or to a new Fixed Allocation.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the  accumulation  period you can access your Account Value  through  Partial  Withdrawals,  Systematic  Withdrawals,  and where required for tax  purposes,  Minimum  Distributions.  You can also  surrender  your Annuity at any time. We may deduct a portion of the
Account  Value being  withdrawn or  surrendered  as a CDSC.  The CDSC will be assessed on the amount of Purchase  Payments,  not on the
Account Value at the time of the  withdrawal or surrender.  If you surrender  your Annuity,  in addition to any CDSC, we may deduct the
Annual  Maintenance  Fee,  any Tax Charge  that  applies and the charge for any  optional  benefits.  We may also apply a Market  Value
Adjustment to any Fixed  Allocations  being  withdrawn or  surrendered.  Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free  Withdrawals." In addition,  under certain  circumstances,  we may waive the CDSC for surrenders  made for qualified  medical  reasons or for  withdrawals  made to satisfy  Minimum  Distribution  requirements.  Unless you notify us  differently,  withdrawals  are taken pro-rata  based on the Account Value in the  investment  options at the time we receive your withdrawal request.  Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution  during the  accumulation  period is deemed to come first from any "gain" in your Annuity and second as a return of your
"tax  basis",  if any.  Distributions  from your  Annuity  are  generally  subject to  ordinary  income  taxation  on the amount of any investment  gain unless the  distribution  qualifies as a non-taxable  exchange or transfer.  If you take a  distribution  prior to the taxpayer's  age 59 1/2, you may be subject to a 10% penalty in addition to ordinary  income  taxes on any gain.  You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment.  The Code and  regulations  have  "exclusionary  rules" that we use to determine  what portion of each annuity payment  should  be  treated  as a  return  of any tax  basis  you have in the  Annuity.  Once the tax  basis in the  Annuity  has been distributed,  the  remaining  annuity  payments  are  taxable as  ordinary  income.  The tax basis in the  Annuity  may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

|X|      To meet liquidity  needs,  you can withdraw a limited amount from your Annuity during each of Annuity Years 1-8 without a CDSC being  applied.  We call this the "Free  Withdrawal"  amount.  The Free  Withdrawal  amount is not  available if you choose to surrender  your  Annuity.  Amounts  withdrawn  as a Free  Withdrawal  do not  reduce  the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity.  The minimum Free Withdrawal you may request is $100.

|X|      You can also make  withdrawals  in excess of the Free  Withdrawal  amount.  We call this a  "Partial  Withdrawal."  The amount that you may withdraw will depend on the Annuity's  Surrender  Value as of the date we process the withdrawal  request.  After any Partial  Withdrawal,  your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial  Withdrawal request as a request to fully surrender your Annuity.  The minimum Partial Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial  Withdrawals and Systematic  Withdrawals,  we will first determine what, if any, amounts qualify as a Free  Withdrawal.  Those amounts are not subject to the CDSC.  Partial  Withdrawals  or Systematic  Withdrawals of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

You may request a withdrawal  for an exact dollar  amount after  deduction  of any CDSC that  applies  (called a "net  withdrawal")  or request a gross  withdrawal  from which we will deduct any CDSC that  applies,  resulting  in less money being  payable to you than the amount you  requested.  If you  request a net  withdrawal,  the amount  deducted  from your  Account  Value to pay the CDSC may also be subject to a CDSC.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To request the forms necessary to make a withdrawal from your Annuity,  contact our Customer  Service Team at  1-800-680-8920  or visit our Internet Website at www.americanskandia.prudential.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Years 1-8
The  maximum  Free  Withdrawal  amount  during  each of  Annuity  Years 1 through  8 (when a CDSC  would  otherwise  apply to a partial withdrawal or surrender of your initial  Purchase  Payments) is 10% of all Purchase  Payments.  We may apply a Market Value  Adjustment to any Fixed  Allocations.  The 10% Free  Withdrawal  amount is not  cumulative.  Withdrawals of amounts  greater than the maximum Free
Withdrawal  amount are treated as a withdrawal of Purchase  Payments and will be assessed a CDSC during  Annuity Years 1 through 8. If, during  Annuity Years 1 through 8, all Purchase  Payments  withdrawn are subject to a CDSC,  then any  subsequent  withdrawals  will be withdrawn  from any gain in the Annuity.  If you do not make a Free  Withdrawal  during an Annuity  Year,  you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

Annuity Years 9+
After Annuity Year 8, you can surrender your Annuity or make a partial  withdrawal  without a CDSC being deducted from the amount being withdrawn.

NOTE:  Amounts  that you have  withdrawn  as a Free  Withdrawal  will not reduce  the amount of any CDSC that we deduct if,  during the first eight (8) Annuity Years, you make a partial withdrawal or choose to surrender the Annuity.

Examples
1.       Assume  you make an  initial  Purchase  Payment  of  $10,000  and make no  additional  Purchase  Payments.  The  maximum  Free
     Withdrawal amount during each of the first eight Annuity Years would be 10% of $10,000, or $1,000.

2.       Assume you make an initial  Purchase  Payment of $10,000 and make an additional  Purchase Payment of $5,000 in Annuity Year 6.
     The maximum Free Withdrawal  amount during Annuity Years 7 and 8 would be 10% of $15,000,  or $1,500.  Beginning in Annuity Year 9
     and thereafter,  you can surrender your Annuity or make a partial  withdrawal  without a CDSC being deducted from the amount being withdrawn.

3.       Assume you make an initial  Purchase  Payment of $10,000 and take a Free  Withdrawal  of $500 in Annuity  Year 6 and $1,000 in
     Annuity Year 7. If you surrender your Annuity in Annuity Year 8, the CDSC will be assessed  against the initial  Purchase  Payment amount  ($10,000),  not the amount of Purchase  Payments  reduced by the amounts  that were  withdrawn  under the Free  Withdrawal provision.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?
A CDSC may be assessed  against a Partial  Withdrawal  during the first eight (8) Annuity Years.  Whether a CDSC applies and the amount to be charged depends on whether the Partial  Withdrawal  exceeds any Free Withdrawal  amount and, if so, the number of years that have elapsed since the Issue Date of the Annuity.

1.       If you request a Partial  Withdrawal,  we determine if the amount you  requested is available as a Free  Withdrawal  (in which case it would not be subject to a CDSC);
2.       If the amount  requested  exceeds the  available  Free  Withdrawal  amount,  we  determine if a CDSC will apply to the Partial
     Withdrawal  based on the number of years that have  elapsed  since the Annuity was issued.  The  maximum  Free  Withdrawal  amount during each of Annuity Years 1 through 8 is 10% of all Purchase  Payments.  Withdrawals  of amounts  greater than the maximum Free
     Withdrawal  amount are treated as a  withdrawal  of Purchase  Payments and will be assessed a CDSC.  If,  during  Annuity  Years 1 through 8, all Purchase Payments are withdrawn subject to a CDSC, then any subsequent  withdrawals will be withdrawn from any gain in the Annuity.

3.       If the amount  requested  exceeds the amounts  available under Item #2 above, we withdraw the remaining  amount from any other
     Account Value.
|X|      If the Annuity has been in effect for less than eight  complete  years,  a CDSC will be charged on the amount of the  Purchase
         Payment being withdrawn, according to the CDSC table.
|X|      If the Annuity has been in effect for more than eight complete years, no CDSC will be charged on the amount being withdrawn.

For  purposes of  calculating  the CDSC on a partial  withdrawal,  the  Purchase  Payments  being  withdrawn  may be greater  than your remaining  Account  Value or the amount of your  withdrawal  request.  This is most likely to occur if you have made prior  withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic  Withdrawals."  You can receive  Systematic  Withdrawals of earnings only,  principal plus earnings or a flat  dollar  amount.  Systematic  Withdrawals  during the first eight (8) Annuity  Years may be subject to a CDSC.  We will  determine whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.

Systematic  Withdrawals can be made from Account Value allocated to the variable  investment options or Fixed  Allocations.  Generally,
Systematic  Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic  Withdrawals  begins, or payments of fixed dollar  amounts that do not exceed such  earnings.  Systematic  Withdrawals  are  available on a monthly,  quarterly, semi-annual  or annual  basis.  The  Surrender  Value of your  Annuity  must be at least  $20,000  before we will  allow you to begin a program of Systematic Withdrawals.

The minimum  amount for each  Systematic  Withdrawal is $100. If any scheduled  Systematic  Withdrawal is for less than $100 (which may occur under a program  that  provides  payment of an amount  equal to the  earnings in the  annuity for the period  requested),  we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain  retirement  plans that receive special tax treatment under Sections 401,
403(b) or 408 of the Code,  Section  72(t) of the Code may provide an exception to the 10% penalty tax on  distributions  made prior to age 59 1/2if you elect to receive  distributions as a series of "substantially  equal periodic  payments".  Distributions  received under this  provision in any Annuity Year that exceed the maximum  amount  available as a free  withdrawal  will be subject to a CDSC. We may apply a Market Value  Adjustment to any Fixed  Allocations.  To request a program that complies with Section 72(t), you must provide us with certain  required  information in writing on a form  acceptable to us. We may require  advance notice to allow us to calculate the amount of 72(t)  withdrawals.  The  Surrender  Value of your  Annuity  must be at least  $20,000  before  we will  allow you to begin a program for withdrawals under Section 72(t).  The minimum amount for any such withdrawal is $100.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum  Distributions  are a type of Systematic  Withdrawal we allow to meet distribution  requirements  under Sections 401, 403(b) or
408 of the Code.  Under the Code,  you may be required to begin  receiving  periodic  amounts from your Annuity.  In such case, we will allow you to make  Systematic  Withdrawals  in amounts that satisfy the minimum  distribution  rules under the Code. We do not assess a
CDSC on Minimum  Distributions  from your Annuity if you are required by law to take such  Minimum  Distributions  from your Annuity at the time it is taken.  However,  a CDSC may be  assessed  on that  portion of a  Systematic  Withdrawal  that is taken to  satisfy  the minimum  distribution  requirements  in relation to other  savings or  investment  plans under  other  qualified  retirement  plans not maintained with American Skandia.

The amount of the required Minimum  Distribution for your particular  situation may depend on other annuities,  savings or investments.
We will only  calculate  the amount of your required  Minimum  Distribution  based on the value of your  Annuity.  We require three (3)
days advance  written notice to calculate and process the amount of your  payments.  You may elect to have Minimum  Distributions  paid out monthly,  quarterly,  semi-annually or annually.  The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum
Distributions.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During the  accumulation  period you can  surrender  your Annuity at any time.  Upon  surrender,  you will receive the  Surrender
Value.  Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

For purposes of calculating the CDSC on surrender,  the Purchase  Payments being  withdrawn may be greater than your remaining  Account
Value or the  amount  of your  withdrawal  request.  This is most  likely to occur if you have made  prior  withdrawals  under the Free
Withdrawal  provision or if your Account Value has declined in value due to negative  market  performance.  We may apply a Market Value
Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms necessary to surrender your Annuity,  contact our Customer  Service Team at  1-800-680-8920  or visit our Internet
Website at www.americanskandia.prudential.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where  permitted by law,  you may request to surrender  your  Annuity  prior to the Annuity Date without  application  of any CDSC upon occurrence of a  medically-related  "Contingency  Event". We may apply a Market Value Adjustment to any Fixed  Allocations.  The amount payable will be your Account Value.

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
|X|      The  Annuitant  must have been named or any change of  Annuitant  must have been  accepted  by us,  prior to the  "Contingency
     Event" described below in order to qualify for a medically-related surrender.
|X|      the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
|X|      if the Owner is one or more natural persons, all such Owners must also be alive at such time;
|X|      we must receive  satisfactory  proof of the Annuitant's  confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
|X|      this benefit is not available if the total Purchase  Payments  received  exceed  $500,000 for all annuities  issued by us with this benefit where the same person is named as Annuitant.

A "Contingency Event" occurs if the Annuitant is:
|X|      first  confined in a "Medical  Care  Facility"  while your Annuity is in force and remains  confined for at least 90 days in a row; or
|X|      first diagnosed as having a "Fatal Illness" while your Annuity is in force.

The  definitions  of "Medical Care  Facility" and "Fatal  Illness," as well as additional  terms and  conditions,  are provided in your
Annuity.  Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity  options  available that provide fixed annuity  payments,  variable  payments or adjustable  payments.  Fixed options  provide the same  amount with each  payment.  Variable  options  generally  provide a payment  which may  increase or decrease depending on the investment  performance of the  Sub-accounts.  However,  currently,  we also make a variable payment option that has a guarantee  feature.  Adjustable  options provide a fixed payment that is periodically  adjusted based on current  interest rates. We do not guarantee to make any annuity payment options available in the future other than those fixed  annuitization  options  guaranteed in your Annuity.  For additional information on annuity payment options you may request a Statement of Additional Information.

When you  purchase an Annuity,  or at a later date,  you may choose an Annuity  Date,  an annuity  option and the  frequency of annuity payments.  You may change  your  choices  before the  Annuity  Date under the terms of your  contract.  A maximum  Annuity  Date may be required  by law.  The  Annuity  Date may depend on the  annuity  option you  choose.  Certain  annuity  options  may not be  available depending on the age of the Annuitant.

Certain of these annuity  options may be available to  Beneficiaries  who choose to receive the Death  Benefit  proceeds as a series of payments instead of a lump sum payment.

Option 1
--------
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life" (as used in this section) is the person or persons upon whose life annuity  payments are based. No additional  annuity  payments are made after the death of the key life.  Since no minimum number of payments is guaranteed,  this option offers the largest amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one  payment  will be payable if the death of the key life occurs before the date the second  payment was due,  and no other  payments  nor death  benefits  would be payable.  This Option is  currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 2
--------
Payments  Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint  lifetime of two key lives,  and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the  survivor's  death.  No minimum number of payments is  guaranteed  under this option.  It is possible that only one payment will be payable if the death of all the key lives occurs  before the date the second  payment was due, and no other  payments or death  benefits  would be payable.  This Option is currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 3
--------
Payments for Life with a Certain  Period:  Under this option,  income is payable until the death of the key life.  However,  if the key life dies before the end of the period selected (5, 10 or 15 years),  the remaining  payments are paid to the Beneficiary until the end of such  period.  This Option is  currently  available  on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this  option,  you can request  partial or full  surrender  of the annuity and receive its then current cash value (if any)
subject to our rules.

Option 4
--------
Fixed Payments for a Certain Period:  Under this option,  income is payable  periodically for a specified number of years. If the payee dies  before the end of the  specified  number of years,  the  remaining  payments  are paid to the  Beneficiary  until the end of such period.  Note that under this option,  payments are not based on any  assumptions of life  expectancy.  Therefore,  that portion of the
Insurance  Charge  assessed to cover the risk that key lives outlive our  expectations  provides no benefit to an Owner  selecting this option.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
--------
Variable Payments for Life with a Cash Value:  Under this option,  benefits are payable  periodically  until the death of the key life.
Benefits may increase or decrease  depending  on the  investment  performance  of the  Sub-accounts.  This option has a cash value that also  varies  with the  investment  performance  of the  Sub-account.  The cash value  provides a "cushion"  from  volatile  investment performance so that negative  investment  performance  does not  automatically  result in a decrease in the annuity payment each month, and positive  investment  performance  does not  automatically  result in an increase in the annuity  payment  each month.  The cushion generally  "stabilizes"  monthly annuity payments.  Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
--------
Variable  Payments for Life with a Cash Value and Guarantee:  Under this option,  benefits are payable as described in Option 5; except
                                                                                                                                 ------
that,  while the key life is alive,  the annuity  payment will not be less than a guaranteed  amount,  which  generally is equal to the first annuity  payment.  We charge an additional  amount for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless  prohibited  by law, we require that you elect either a life annuity or an annuity with a certain  period of at least 5 years if any CDSC would apply were you to  surrender  your  Annuity on the Annuity  Date.  Therefore,  choosing an Annuity  Date within four (4)
years of the Issue Date of the Annuity may limit the available  annuity  payment  options.  Certain  annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

If you have not provided us with your Annuity Date or annuity payment option in writing, then:
|X|      the Annuity Date will be the first day of the calendar  month  following  the later of the  Annuitant's  85th  birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity  payments,  where  allowed by law,  will be  calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?
Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed annuity payments,  you will receive equal  fixed-dollar  payments  throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment  frequency you select.  Generally,  the first annuity  payment is  determined  by  multiplying  the  Account  Value,  minus any state  premium  taxes  that may apply,  by the factor determined  from our table of annuity  rates.  The table of annuity rates differs based on the type of annuity chosen and the frequency of payment  selected.  Our rates will not be less than our guaranteed  minimum rates.  These guaranteed  minimum rates are derived from the a2000  Individual  Annuity  Mortality  Table with an assumed  interest rate of 3% per annum.  Where  required by law or regulation, such  annuity  table will have  rates that do not differ  according  to the gender of the key life.  Otherwise,  the rates will  differ according to the gender of the key life.

Variable Annuity Payments
We offer three  different  types of variable  annuity  payment  options.  The first annuity  payment will be calculated  based upon the assumed  investment  return  ("AIR").  You  select the AIR  before we start to make  annuity  payments.  You will not  receive  annuity payments  until you choose an AIR.  The  remaining  annuity  payments  will  fluctuate  based on the  performance  of the  Sub-accounts relative to the AIR,  as well as,  other  factors  described  below.  The greater the AIR,  the greater the first  annuity  payment.  A higher AIR may result in smaller  potential  growth in the annuity  payments.  A lower AIR results in a lower initial annuity  payment.
Within payment options 1-3, if the Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments will be the same as the first  annuity  payment.  If the  Sub-accounts  you choose  perform  better than the AIR,  then  subsequent  annuity payments will be higher than the first annuity  payment.  If the  Sub-accounts  you choose perform worse than the AIR, then  subsequent annuity  payments will be lower than the first.  Within payment  options 5 and 6, the cash value for the Annuitant  (while alive) and a variable  period of time during which annuity  payments will be made whether or not the Annuitant is still alive are adjusted  based on the  performance of the  Sub-accounts  relative to the AIR;  however,  subsequent  annuity  payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         -----------------
         We calculate  each annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed under a schedule of units for each  Sub-account by the Unit Value of each  Sub-account  on the annuity  payment date. We determine the schedule of units  based on your  Account  Value  (minus any premium tax that  applies) at the time you elect to begin  receiving  annuity payments.  The schedule of units will vary based on the annuity  payment  option  selected,  the length of any certain  period
         (if  applicable),  the  Annuitant's  age and gender (if annuity  payments are due for the life of the  Annuitant) and the Unit
         Value of the Sub-accounts  you initially  selected on the Issue Date. The calculation is performed for each  Sub-account,  and the sum of the Sub-account  calculations equals the amount of your annuity payment.  Other than to fund annuity payments,  the number  of units  allocated  to each  Sub-account  will not  change  unless  you  transfer  among the  Sub-accounts  or make a withdrawal (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|     Stabilized Variable Payments (Option 5)
        ----------------------------
         This option  provides  guaranteed  payments for life, a cash value for the Annuitant  (while  alive) and a variable  period of time during which  annuity  payments  will be made  whether or not the  Annuitant  is still  alive.  We calculate  the initial
                                                                                                                                -------
         annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed  under a schedule of units by the Unit
         Values  determined on the  annuitization  date. The schedule of units is established  for each  Sub-account  you choose on the annuitization  date based on the applicable  benchmark  rate,  meaning the AIR, and the annuity  factors.  The annuity factors reflect our  assumptions  regarding  the costs we expect to bear in  guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate,  the  annuitant's  attained age and gender (where  permitted).  Unlike  variable  payments
         (described  above) where each payment can vary based on Sub-account  performance,  this payment option  cushions the immediate impact of Sub-account  performance  by adjusting the length of the time during which annuity  payments will be made whether or not the Annuitant is alive while generally  maintaining a level annuity payment amount.  Sub-account  performance that exceeds a benchmark rate will generally  extend this time period,  while  Sub-account  performance  that is less than a benchmark rate will generally  shorten the period.  If the period reaches zero and the Annuitant is still alive,  Annuity Payments  continue, however,  the annuity  payment  amount will vary  depending  on  Sub-account  performance,  similar to  conventional  variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         ------------------------------------------------------
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments  (described above). In addition to the  stabilization  feature,  this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance.  The AIR for this option is 3%.

The variable  annuity  payment  options are described in greater detail in a separate  prospectus  which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable  annuity payment option  available.  Adjustable  annuity  payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment amount is adjusted upward or downward  depending on the rate we are currently  crediting to annuity payments.  The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

LIVING BENEFIT PROGRAMS

DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
American  Skandia offers three different  optional  benefits,  for an additional  charge,  that can provide  investment  protection for
Owners while they are alive.  Notwithstanding  the additional  protection  provided under the optional  Living  Benefit  Programs,  the additional  cost has the impact of reducing net  performance of the investment  options.  Each optional  benefit offers a distinct type of guarantee,  regardless of the performance of variable  investment  options,  that may be appropriate for you depending on the manner in which you intend to make use of your annuity  while you are alive.  Depending  on which  optional  benefit you choose,  you can have substantial flexibility to invest in variable investment options while:
|X|      protecting a principal amount from decreases in value as of specified future dates;
|X|      taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time; or
|X|      guaranteeing  a minimum  amount of growth  will be applied to your  principal,  if it is to be used as the basis for  lifetime income payments beginning after a waiting period.

Below is a brief summary of the three "living  benefits" that American  Skandia offers.  Please refer to the benefit  description for a complete  description  of the terms,  conditions  and  limitations of each optional  benefit.  You should consult with your  investment professional to determine if any of these optional  benefits may be appropriate for you based on your financial  needs.  There are many factors to  consider,  but we note that among them you may want to evaluate  the tax  implications  of these  different  approaches  to meeting your needs,  both between these benefits and in comparison to other potential  solutions to your needs (e.g.  comparing the tax implications of the withdrawal benefit and annuity payments).

I.       The Guaranteed  Return Option PlusSM (GRO PlusSM)  guarantees  that, after a seven-year  period following  commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter,  the Owner's Account Value will not be less than the Account Value on the effective  date of the program.  The program also offers the Owner the option to elect a  second,  enhanced  guarantee  amount  at a higher  Account  Value  subject  to a  separate  maturity  period  (and its anniversaries).  The GRO  PlusSM  program  may be  appropriate  if you wish to protect a  principal  amount  (called  the
              "Protected  Principal  Value")  against market  downturns as of a specific date in the future,  but also wish to exercise control by allocating and transferring your available Account Value among the variable  investment options to participate in market  experience.  Under the GRO PlusSM program,  you give us the right to allocate amounts to Fixed  Allocations as needed to support the  guarantees  provided.  The  available  Account  Value that may be  allocated  among your  variable investment options are those amounts not allocated to the Fixed Allocations to support the guarantees provided.

II.      The Guaranteed  Minimum  Withdrawal  Benefit (GMWB)  guarantees the Owner's ability to make cumulative  withdrawals  over time equal to an initial principal value (called the "Protected  Withdrawal  Value"),  regardless of decreases in your Account
              Value due to market  losses.  The GMWB program may be appropriate  if you intend to make periodic  withdrawals  from your
              Annuity  and wish to ensure  that  market  performance  will not  affect  your  ability  to  receive  guaranteed  minimum withdrawals.  Taking income as withdrawals,  rather than annuity  payments,  may be less tax efficient for  non-qualified uses of the Annuity,  but provides  greater  control over the timing and amount of  withdrawals  during the  accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

III.     The Guaranteed  Minimum Income Benefit (GMIB) guarantees the Owner's ability,  after a minimum  seven-year  waiting period, to begin receiving income from the Annuity in the form of annuity  payments based on your total purchase  payments under the contract and an annual increase of 5% on such Purchase  Payments,  adjusted for withdrawals,  regardless of the impact of market  performance on your Account Value.  The GMIB program may be appropriate if you anticipate using your Annuity as a future  source of periodic  fixed income  payments for the  remainder of your life and wish to ensure that the basis upon which your income  payments will be calculated  will achieve at least a minimum  amount  despite  fluctuations  in market performance.

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)

---------------------------------------------------------------------------------------------------------------------------------------
The  Guaranteed  Return Option Plus  described  below is only being offered in those  jurisdictions  where we have received  regulatory approval,  and will be  offered  subsequently  in other  jurisdictions  when we receive  regulatory  approval  in those  jurisdictions.
Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  The program can be elected by new purchasers on the
Issue Date of their  Annuity,  and can be elected  by  existing  Annuity  Owners on either the  anniversary  of the Issue Date of their
Annuity or on a date other than that  anniversary,  as described  below under "Election of the Program".  The Guaranteed  Return Option
Plus is not  available if you elect the  Guaranteed  Return  Option  program  (and it is  currently  active),  the  Guaranteed  Minimum
Withdrawal  Benefit rider, the Guaranteed  Minimum Income Benefit rider, or the Dollar Cost Averaging program if it involves  transfers out of the Fixed Allocations.
---------------------------------------------------------------------------------------------------------------------------------------

We offer a program that, after a seven-year  period  following  commencement of the program (we refer to the end of that period and any applicable  subsequent  period as the  "maturity  date") and on each  anniversary  of the maturity  date  thereafter  while the program remains in effect,  guarantees  your  Account  Value will not be less than your  Account  Value on the  effective  date of your program
(called the "Protected  Principal Value").  The program also offers you the opportunity to elect a second,  enhanced  guaranteed amount at a later date if your Account Value has increased,  while preserving the guaranteed amount  established on the effective date of your program.  The enhanced  guaranteed amount (called the "Enhanced  Protected  Principal Value")  guarantees that, after a separate period following  election of the enhanced  guarantee and on each  anniversary  thereafter  while this enhanced  guarantee  amount  remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

The program monitors your Account Value daily and, if necessary,  systematically  transfers amounts between variable investment options you choose and Fixed  Allocations  used to support the Protected  Principal  Value(s).  The program may be  appropriate  if you wish to protect a principal  amount  against  market  downturns  as of a specific  date in the future,  but also wish to invest in the variable investment  options to  participate in market  performance.  There is an additional  charge if you elect the  Guaranteed  Return Option
Plus program.

The guarantees  provided by the program exist only on the applicable  maturity  date(s) and on each anniversary of the maturity date(s)
thereafter.  However,  due to the ongoing  monitoring  of your  Account  Value and the transfer of Account  Value  between the variable investment  options  and the Fixed  Allocations  to support  our future  guarantees,  the program  may  provide  some  protection  from significant  market losses if you choose to surrender the Annuity or begin  receiving  annuity  payments  prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.
|X|      Base Guarantee:  Under the base guarantee,  American  Skandia  guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect,  your Account Value will be no less than the Protected  Principal
     Value. On the maturity date and on each  anniversary  after the maturity date that the program remains in effect,  if your Account
     Value is below the Protected  Principal Value,  American  Skandia will apply  additional  amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

|X|      Enhanced  Guarantee:  On any  anniversary  following  commencement  of the program,  you can establish an enhanced  guaranteed amount based on your current  Account  Value.  Under the enhanced  guarantee,  American  Skandia  guarantees  that at the end of a specified  period  following  the  election of the enhanced  guarantee  (also  referred to as its  "maturity  date"),  and on each anniversary of the maturity date thereafter that the enhanced  guaranteed amount remains in effect,  your Account Value will be no less than the Enhanced  Protected  Principal  Value.  You can elect an enhanced  guarantee more than once;  however,  a subsequent election  supersedes  the prior  election of an enhanced  guarantee.  Election of an enhanced  guarantee  does not impact the base guarantee.  In addition,  you may elect an "auto  step-up"  feature  that will  automatically  increase  your base  guarantee  (or enhanced  guarantee,  if  previously  elected) on each  anniversary  of the program (and create a new maturity  period for the new enhanced  guarantee) if the Account Value as of that anniversary  exceeds the existing base guarantee (or enhanced  guarantee,  if previously  elected)  by 7% or more.  You may also  elect to  terminate  an  enhanced  guarantee.  If you elect to  terminate  the enhanced  guarantee,  the base guarantee will remain in effect.  If you have elected the enhanced  guarantee,  on the  guarantee's maturity date and on each  anniversary of the maturity date thereafter that the enhanced  guarantee  amount remains in effect,  if your Account  Value is below the Enhanced  Protected  Principal  Value,  American  Skandia will apply  additional  amounts to your
     Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

Any amounts added to your Annuity to support our guarantees under the program will be applied to any Fixed  Allocations  first and then to the  sub-accounts  pro rata, based on your most recent  allocation  instructions in accordance with the allocation  mechanism we use under the program.  We will notify you of any amounts  added to your  Annuity  under the program.  If our  assumptions  are correct and the  operations  relating to the  administration  of the program work  properly,  we do not expect that we will need to add  additional amounts to the Annuity.  The Protected  Principal  Value is referred to as the "Base  Guarantee" and the Enhanced  Protected  Principal
Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity
Withdrawals  from your  Annuity,  while the  program is in effect,  will  reduce the base  guarantee  under the  program as well as any enhanced  guarantee.  Cumulative annual  withdrawals up to 5% of the Protected  Principal Value as of the effective date of the program
(adjusted for any subsequent  Purchase  Payments) will reduce the applicable  guaranteed  amount by the actual amount of the withdrawal
(referred to as the  "dollar-for-dollar  limit"). If the amount withdrawn is greater than the  dollar-for-dollar  limit, the portion of the withdrawal  equal to the  dollar-for-dollar  limit will be treated as described  above, and the portion of the withdrawal in excess of the dollar-for-dollar  limit will reduce the base guarantee and the enhanced guarantee  proportionally,  according to the formula as described in the rider for this benefit (see the examples of this  calculation  below).  Withdrawals  will be taken  pro-rata  from the variable  investment  options and any Fixed  Allocations  up to growth and  thereafter  pro rata solely  from the  variable  investment options.  Withdrawals  will be subject to all other  provisions of the Annuity,  including  any  Contingent  Deferred  Sales Charge and
Market Value Adjustment that would apply.

Charges for other  optional  benefits under the Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed  amount under the  Guaranteed  Return Option Plus program,  however,  any partial  withdrawals in payment of charges for any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

The following examples of dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the
GRO PlusSM program are October 13, 2003; 2.) an initial  Purchase  Payment of $250,000;  3.) a base guarantee  amount of $250,000;  and
4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 29, 2003 (in the first Annuity Year).  No prior  withdrawals  have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 18, 2003 (still  within the first  Annuity  Year).  The Account  Value  immediately before the withdrawal is $180,000.  As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o        the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
     The resulting base guarantee amount is: $237,500 x ( 1 - $7,500 / $177,500), or $227,464.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal is made on December 19, 2004 (second Annuity Year).  The Remaining Limit has been reset to the  dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
o        The  Remaining  Limit for the balance of the second  Annuity Year is also  reduced by the amount  withdrawn  (from  $12,500 to
         $2,500).

KEY FEATURE - Allocation of Account Value
Account Value is transferred to and maintained in Fixed  Allocations to the extent we, in our sole discretion,  deem it is necessary to support  our  guarantee(s)  under the  program.  We monitor  fluctuations  in your  Account  Value each  business  day,  as well as the prevailing  interest rates on Fixed  Allocations,  the remaining  duration(s)  until the applicable  maturity date(s) and the amount of
Account Value allocated to Fixed  Allocation(s)  relative to a "reallocation  trigger",  which determines whether Account Value must be transferred  to or from Fixed  Allocation(s).  While you are not notified when your Account Value reaches a reallocation  trigger,  you will  receive  a  confirmation  statement  indicating  the  transfer  of a  portion  of your  Account  Value  either  to or from  Fixed
Allocation(s).

|X|      If your Account Value is greater than or equal to the  reallocation  trigger,  your Account  Value in the variable  investment options will remain allocated according to your most recent  instructions.  If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable  guaranteed  amount, all or a portion of those amounts may be transferred from the
     Fixed  Allocation  and  re-allocated  to the  variable  investment  options  pro-rata  according  to your most  recent  allocation instructions  (including  the  model  allocations  under  any asset  allocation  program  you may have  elected).  A Market  Value
     Adjustment  will apply when we reallocate  Account Value from a Fixed  Allocation to the variable  investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your  Account  Value is less than the  reallocation  trigger,  a portion of your Account  Value in the variable  investment options  will be  transferred  from your  variable  investment  options  pro rata  according  to your  allocations  to a new Fixed
     Allocation(s) to support the applicable  guaranteed amount. The new Fixed  Allocation(s) will have a Guarantee Period equal to the time  remaining  until the  applicable  maturity  date(s).  The Account  Value  allocated to the new Fixed  Allocation(s)  will be credited with the fixed interest  rate(s) then being  credited to a new Fixed  Allocation(s)  maturing on the applicable  maturity date(s)  (rounded  to the next  highest  yearly  duration).  The  Account  Value will remain  invested  in each  applicable  Fixed
     Allocation  until the  applicable  maturity date unless,  at an earlier  date,  your Account Value is greater than or equal to the reallocation  trigger and,  therefore,  amounts can be  transferred  to the variable  investment  options  while  maintaining  the guaranteed protection under the program (as described above).

=======================================================================================================================================
If a significant  amount of your Account Value is systematically  transferred to Fixed  Allocations to support the Protected  Principal
Value and/or the Enhanced  Protected  Principal  Value during periods of market  declines,  low interest  rates,  and/or as the program nears its maturity  date,  less of your Account  Value may be available to  participate  in the  investment  experience of the variable investment  options if there is a subsequent  market recovery.  During periods closer to the maturity date of the base guarantee or any enhanced  guarantee,  or any  anniversary  of such maturity  date(s),  a significant  portion of your Account Value may be allocated to
Fixed  Allocations to support any applicable  guaranteed  amount(s).  If your Account Value is less than the  reallocation  trigger and new Fixed  Allocations must be established  during periods where the interest rate(s) being credited to such Fixed  Allocations is low, a larger  portion  of your  Account  Value may need to be  transferred  to Fixed  Allocations  to  support  the  applicable  guaranteed amount(s),  causing less of your Account Value to be available to participate in the investment  experience of the variable  investment options.
=======================================================================================================================================

Separate Fixed Allocations may be established in support of the Protected  Principal Value and the Enhanced  Protected  Principal Value
(if elected).  There may also be circumstances  when a Fixed Allocation will be established only in support of the Protected  Principal
Value or the  Enhanced  Protected  Principal  Value.  If you elect an  enhanced  guarantee,  it is more  likely  that a portion of your
Account  Value may be allocated to Fixed  Allocations  and will remain  allocated  for a longer  period of time to support the Enhanced
Protected  Principal Value,  even during a period of positive market  performance  and/or under  circumstances  where Fixed Allocations would not be necessary to support the Protected  Principal  Value.  Further,  there may be  circumstances  where Fixed  Allocations  in support of the Protected  Principal Value or Enhanced  Protected  Principal Value are  transferred to the variable  investment  options differently than each other because of the different guarantees they support.

American Skandia uses an allocation  mechanism based on assumptions of expected and maximum market volatility,  interest rates and time left to the  maturity of the program to  determine  the  reallocation  trigger.  The  allocation  mechanism  is used to  determine  the allocation of Account Value between Fixed  Allocations and the Sub-accounts  you choose.  American Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its discretion,  subject to regulatory  approval where required.  Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The  Guaranteed  Return  Option  Plus  program  can be elected at the time that you  purchase  your  Annuity,  or on any  business  day thereafter (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity,  the program will be effective as of the business day that we receive the required  documentation  in good order at our home office,  and the  guaranteed  amount will be based on your Account Value as of that date.  If you  previously  elected the  Guaranteed  Return Option  program and wish to elect the
Guaranteed Return Option Plus program,  your prior Guaranteed  Return Option program will be terminated.  Termination of the Guaranteed
Return Option for the purpose of electing the Guaranteed  Return Option Plus will be treated as any other  termination of the Guarantee
Return Option (see below),  including the  termination  of any  guaranteed  amount,  and  application  of any  applicable  market value adjustment  when amounts are  transferred to the variable  investment  options as a result of the  termination.  The Guaranteed  Return
Option Plus program will then be added to your Annuity based on the current Account Value.

Termination of the Program
The Annuity  Owner can elect to terminate  the enhanced  guarantee  but maintain the  protection  provided by the base  guarantee.  The
Annuity Owner also can terminate  the  Guaranteed  Return Option Plus program  entirely.  An Annuity Owner who  terminates  the program entirely can  subsequently  elect to  participate  in the program  again (based on the Account  Value on that date) by  furnishing  the documentation we require.  In a rising market,  an Annuity Owner could, for example,  terminate the program on a given business day and two weeks later  reinstate the program with a higher base guarantee (and a new maturity date).  However,  your ability to reinstate the program is limited by the  following:  (A) in any  Annuity  Year,  we do not permit  more than two  program  elections  (including  any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program  reinstatement  cannot be effected on the same business day on which a program  termination  was effected.  Upon  termination,  any Account Value in the Fixed
Allocations  will be transferred to the variable  investment  options pro rata based on the Account Values in such variable  investment options, or in accordance with any effective asset allocation program.  A market value adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date Account  Value is applied to begin  annuity  payments;  or (c) upon full  surrender of the Annuity.  If you elect to terminate the program,  the Guaranteed  Return Option Plus will no longer provide any guarantees.  The surviving  spouse may elect the benefit at any time,  subject to the limitations  described above,  after the death of the Annuity Owner. The surviving  spouse's election will be effective on the business day that we receive the required  documentation  in good order at our home office,  and the Account  Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option Plus program will no longer be deducted from your Account Value upon  termination  of the program.

Special Considerations under the Guaranteed Return Option Plus
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon  inception of the program,  100% of your Account  Value must be allocated to the variable  investment  options.  No Fixed
     Allocations may be in effect as of the date that you elect to participate in the program.  However,  the reallocation  trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
|X|      Annuity  Owners  cannot  allocate any portion of Purchase  Payments or transfer  Account  Value to or from a Fixed  Allocation while participating in the program,  and cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a variable investment option.
|X|      Additional  Purchase  Payments  applied to the Annuity while the program is in effect will increase the  applicable  guarantee amount by the actual  amount of the  Purchase  Payment;  however,  all or a portion of any  additional  Purchase  Payments  may be allocated by us to Fixed Allocations to support the additional amount guaranteed.
|X|      Transfers  from Fixed  Allocations  made as a result of the  operation  of the  program  will be  subject to the Market  Value
     Adjustment  formula  under the  Annuity;  however,  the 0.10%  "cushion"  feature of the formula  will not apply.  A Market  Value
     Adjustment  may be  either  positive  or  negative.  Transfer  amounts  will be taken  from the most  recently  established  Fixed
     Allocation.
|X|      Transfers from the  Sub-accounts to Fixed  Allocations or from Fixed  Allocations to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account Value by American  Skandia on the maturity date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a significant  amount of your Account Value is  systematically  transferred  to Fixed  Allocations to support the Protected
     Principal  Value and/or the Enhanced  Protected  Principal Value you will have less of your Account Value available to allocate to the sub-accounts,  thereby limiting your ability to participate the sub-account  investment  performance.  Systematic transfers to the Fixed  Allocations  and instances  where Account  Value remains in the Fixed  Allocations  are more likely to occur in periods where the  sub-accounts  have inadequate  investment  experience,  in low interest rate  environments and as the program nears the maturity  date.  To the extent that amounts  remain in the Fixed  Allocations,  they will be  unavailable  to  participate  in the variable investment options if there is a subsequent market recovery.
|X|      Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
|X|      As the time remaining until the applicable maturity date gradually  decreases the program will become  increasingly  sensitive to moves to Fixed Allocations.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average  daily net assets of the  sub-accounts  for  participation  in the  Guaranteed  Return
Option Plus  program.  The annual  charge is deducted  daily.  Account Value  allocated to Fixed  Allocations  under the program is not subject to the charge.  The charge is  deducted  to  compensate  American  Skandia  for:  (a) the risk that your  Account  Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED RETURN OPTION (GRO)

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The  Guaranteed  Return  Option  described  below is offered  only in those  jurisdictions  where we have not yet  received  regulatory approval for the  Guaranteed  Return Option Plus as of the date the election of the option is made.  Certain terms and  conditions  may differ between  jurisdictions.  The program can be elected by new purchasers on the Issue Date of their Annuity,  and can be elected by existing  Annuity  Owners on either the  anniversary  of the Issue Date of their Annuity or on a date other than that  anniversary,  as described below under  "Election of the Program".  The Guaranteed  Return Option is not available if you elect the GRO Plus rider,  the
Guaranteed  Minimum  Withdrawal  Benefit rider, the Guaranteed Minimum Income Benefit rider, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
---------------------------------------------------------------------------------------------------------------------------------------

We offer a program that,  after a seven-year  period  following  commencement of the program (we refer to the end of that period as the
"maturity  date")  guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

The program monitors your Account Value daily and, if necessary,  systematically  transfers amounts between variable investment options you choose and the Fixed  Allocation  used to support the Protected  Principal  Value.  The program may be  appropriate  if you wish to protect a principal  amount  against  market  downturns  as of a specific  date in the future,  but also wish to invest in the variable investment  options to  participate in market  performance.  There is an additional  charge if you elect the  Guaranteed  Return Option program.

The guarantee  provided by the program exists only on the  applicable  maturity date.  However,  due to the ongoing  monitoring of your
Account  Value and the  transfer of Account  Value  between the variable  investment  options and the Fixed  Allocation  to support our future  guarantee,  the program may provide some  protection from  significant  market losses if you choose to surrender the Annuity or begin  receiving  annuity  payments prior to a maturity date. For this same reason,  the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value
|X|      Under the GRO option,  American  Skandia  guarantees  that on the maturity  date,  your Account Value will be no less than the
     Protected  Principal Value. On the maturity date if your Account Value is below the Protected  Principal  Value,  American Skandia will apply  additional  amounts to your  Annuity  from its  general  account to  increase  your  Account  Value to be equal to the
     Protected Principal Value.

Any amounts added to your Annuity to support our  guarantee  under the program will be applied to the Fixed  Allocation  first and then to the  Sub-accounts  pro rata, based on your most recent  allocation  instructions in accordance with the allocation  mechanism we use under the program.  We will notify you of any amounts  added to your  Annuity  under the program.  If our  assumptions  are correct and the  operations  relating to the  administration  of the program work  properly,  we do not expect that we will need to add  additional amounts to the Annuity.  The  Protected  Principal  Value is  generally  referred to as the  "Guaranteed  Amount" in the rider we issue for this benefit.

KEY FEATURE - Allocation of Account Value
Account Value is  transferred to and maintained in a Fixed  Allocation to the extent we, in our sole  discretion,  deem it is necessary to support  our  guarantee  under the  program.  We monitor  fluctuations  in your  Account  Value each  business  day,  as well as the prevailing  interest rate on the Fixed Allocation,  the remaining duration until the applicable maturity date and the amount of Account
Value  allocated  to the Fixed  Allocation  relative to a  "reallocation  trigger",  which  determines  whether  Account  Value must be transferred to or from the Fixed  Allocation.  While you are not notified when your Account Value reaches a reallocation  trigger,  you will  receive a  confirmation  statement  indicating  the  transfer  of a portion  of your  Account  Value  either to or from the Fixed
Allocation.

|X|      If your Account Value is greater than or equal to the  reallocation  trigger,  your Account  Value in the variable  investment options will remain allocated according to your most recent  instructions.  If a portion of Account Value was previously allocated to the Fixed  Allocation to support the guaranteed  amount,  all or a portion of those amounts may be  transferred  from the Fixed
     Allocation and re-allocated to the variable  investment  options pro-rata  according to your most recent  allocation  instructions
     (including the model  allocations under any asset allocation  program you may have elected).  A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the variable investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your  Account  Value is less than the  reallocation  trigger,  a portion of your Account  Value in the variable  investment options  will be  transferred  from your  variable  investment  options  pro rata  according  to your  allocations  to a new Fixed
     Allocation to support the guaranteed  amount.  The new Fixed  Allocation will have a Guarantee  Period equal to the time remaining until the  applicable  maturity  date.  The Account Value  allocated to the new Fixed  Allocation  will be credited with the fixed interest rate then being credited to a new Fixed Allocation  maturing on the applicable maturity date (rounded to the next highest yearly  duration).  The Account Value will remain invested in the Fixed Allocation  until the maturity date unless,  at an earlier date, your Account Value is greater than or equal to the reallocation  trigger and,  therefore,  amounts can be transferred to the variable investment options while maintaining the guaranteed protection under the program (as described above).

=======================================================================================================================================
If a  significant  amount of your  Account  Value is  systematically  transferred  to the Fixed  Allocation  to support  the  Protected
Principal  Value during periods of market  declines,  low interest  rates,  and/or as the program nears its maturity date, less of your
Account  Value may be  available  to  participate  in the  investment  experience  of the  variable  investment  options  if there is a subsequent  market  recovery.  During periods closer to the maturity date of the guarantee a significant  portion of your Account Value may be  allocated  to the Fixed  Allocation  to support  any  applicable  guaranteed  amount.  If your  Account  Value is less than the reallocation  trigger and a new Fixed  Allocation  must be  established  during  periods where the interest rate being credited to such
Fixed  Allocation is low, a larger  portion of your Account  Value may need to be  transferred  to the Fixed  Allocation to support the guaranteed  amount,  causing less of your Account Value to be available to  participate  in the  investment  experience of the variable investment options.
=======================================================================================================================================

American Skandia uses an allocation  mechanism based on assumptions of expected and maximum market volatility,  interest rates and time left to the  maturity of the program to  determine  the  reallocation  trigger.  The  allocation  mechanism  is used to  determine  the allocation of Account Value between the Fixed  Allocation  and the  Sub-accounts  you choose.  American  Skandia  reserves the right to change the  allocation  mechanism and the  reallocation  trigger at its  discretion,  subject to regulatory  approval  where  required.
Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The Guaranteed  Return Option can be elected at the time that you purchase your Annuity,  or on any business day  thereafter  (prior to annuitization).  If you elect the program  after the Issue Date of your  Annuity,  the program will be effective as of the business day that we receive the required  documentation in good order at our home office,  and the guaranteed  amount will be based on your Account
Value as of that date.

Termination of the Program
The Annuity  Owner also can  terminate  the  Guaranteed  Return  Option  program.  Upon  termination,  any  Account  Value in the Fixed
Allocation  will be transferred  to the variable  investment  options pro rata based on the Account Values in such variable  investment options, or in accordance with any effective asset allocation program.  A market value adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date Account  Value is applied to begin  annuity  payments;  or (c) upon full  surrender of the Annuity.  If you elect to terminate the program,  the Guaranteed Return Option will no longer provide any guarantees.  If the surviving spouse assumes the Annuity,  he/she may re-elect the benefit on any  anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously  elected the benefit,  may elect the benefit at any time.  The  surviving  spouse's  election  will be effective on the business day that we receive the  required  documentation  in good order at our home  office,  and the  Account  Value on that  business  day will be the  Protected
Principal Value.

The charge for the  Guaranteed  Return  Option  program will no longer be deducted  from your  Account  Value upon  termination  of the program.  Termination of GRO and subsequent movements out of the Fixed Allocation will be subject to a market value adjustment.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon  inception of the program,  100% of your Account Value must be allocated to the variable  investment  options.  The Fixed
     Allocation may not be in effect as of the date that you elect to participate in the program.  However,  the  reallocation  trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
|X|      Annuity  Owners cannot  allocate any portion of Purchase  Payments or transfer  Account Value to or from the Fixed  Allocation while participating in the program,  and cannot participate in any dollar cost averaging program that transfers Account Value from the Fixed Allocation to a variable investment option.
|X|      Additional  Purchase  Payments applied to the Annuity while the program is in effect will increase the guarantee amount by the actual amount of the Purchase  Payment;  however,  all or a portion of any additional  Purchase Payments may be allocated by us to the Fixed Allocation to support the additional amount guaranteed.
|X|      Transfers  from the Fixed  Allocation  made as a result of the  operation  of the program  will be subject to the Market Value
     Adjustment  formula  under the  Annuity;  however,  the 0.10%  "cushion"  feature of the formula  will not apply.  A Market  Value
     Adjustment  may be  either  positive  or  negative.  Transfer  amounts  will be taken  from the most  recently  established  Fixed
     Allocation.
|X|      Transfers from the Sub-accounts to the Fixed  Allocation or from the Fixed  Allocation to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account Value by American  Skandia on the maturity date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a significant  amount of your Account Value is systematically  transferred to the Fixed Allocation to support the Protected
     Principal Value you will have less of your Account Value available to allocate to the sub-accounts,  thereby limiting your ability to participate  in the  sub-account  investment  performance.  Systematic  transfers to the Fixed  Allocation and instances  where
     Account  Value  remains  in the Fixed  Allocation  are more  likely to occur in periods  where the  sub-accounts  have  inadequate investment  experience,  in low interest rate  environments and as the program nears the maturity date. To the extent that amounts remain in the Fixed  Allocation,  they will be  unavailable  to  participate  in the  variable  investment  options  if there is a subsequent market recovery.
|X|      Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
|X|      As the time remaining until the applicable maturity date gradually  decreases the program will become  increasingly  sensitive to moves to the Fixed Allocation.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average  daily net assets of the  sub-accounts  for  participation  in the  Guaranteed  Return
Option  program.  The annual  charge is  deducted  daily.  In those  states  where the daily  deduction  of the charge has not yet been approved,  the annual charge is deducted  annually,  in arrears.  Account Value allocated to the Fixed  Allocation under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia for:  (a) the risk that your Account  Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

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The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those  jurisdictions  where we have received regulatory  approval  and  will be  offered  subsequently  in  other  jurisdictions  when  we  receive  regulatory  approval  in  those jurisdictions.  Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  Currently,  the program can only be elected by new  purchasers  on the Issue Date of their  Annuity.  We may offer the  program to existing  Annuity  Owners in the future, subject to our eligibility  rules and restrictions.  The Guaranteed  Minimum  Withdrawal  Benefit program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, or the Guaranteed Minimum Income Benefit rider.
---------------------------------------------------------------------------------------------------------------------------------------

We offer a program  that  guarantees  your ability to withdraw  amounts  equal to an initial  principal  value  (called the  "Protected
Withdrawal  Value"),  regardless of the impact of market performance on your Account Value,  subject to our program rules regarding the timing and amount of  withdrawals.  The program may be  appropriate  if you intend to make periodic  withdrawals  from your Annuity and wish to ensure  that  market  performance  will not affect  your  ability to  protect  your  principal.  You are not  required  to make withdrawals  as part of the program - the  guarantee is not lost if you withdraw  less than the maximum  allowable  amount of principal each year under the rules of the program.  There is an  additional  charge if you elect the GMWB  program;  however,  the charge may be waived under certain circumstances described below.

KEY FEATURE - Protected Withdrawal Value
The Protected  Withdrawal  Value is the total amount that we guarantee will be available to you through  withdrawals  from your Annuity and/or  benefit  payments,  regardless of the impact of market  performance on your Account Value.  The Protected  Withdrawal  Value is reduced with each  withdrawal you make until the Protected  Withdrawal  Value is reduced to zero. When the Protected  Withdrawal  Value is reduced to zero due to your  withdrawals,  the GMWB program  terminates.  Additionally,  the Protected  Withdrawal  Value is used to determine the maximum annual amount that you can withdraw from your Annuity,  called the Protected Annual  Withdrawal  Amount,  without triggering an adjustment in the Protected  Withdrawal Value on a proportional  basis. The Protected  Withdrawal Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

The Protected  Withdrawal Value is determined as of the date you make your first  withdrawal under the Annuity  following your election of the GMWB  program.  The initial  Protected  Withdrawal  Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program,  plus any additional  Purchase Payments before the date of your first withdrawal;  or (B) the Account Value as of the date of the first  withdrawal  from your  Annuity.  The Protected  Withdrawal  Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.

|X|      If you elect the GMWB program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.

|X|      If we offer the GMWB  program to existing  Annuity  Owners,  the Account  Value on the  anniversary  of the Issue Date of your
     Annuity following your election of the GMWB program will be used to determine the initial Protected Withdrawal Value.

|X|      If you make additional  Purchase  Payments after your first  withdrawal,  the Protected  Withdrawal Value will be increased by the amount of the additional Purchase Payment.

You may elect to step-up your Protected  Withdrawal  Value if, due to positive market  performance,  your Account Value is greater than the Protected  Withdrawal  Value. You are eligible to step-up the Protected  Withdrawal Value on or after the 5th contract  anniversary following the first  withdrawal  under the GMWB program.  The  Protected  Withdrawal  Value can be stepped up again on or after the 5th contract  anniversary  following the preceding step-up.  If you elect to step-up the Protected  Withdrawal Value, you must do so during the 30-day period prior to your  eligibility  date. If you elect to step-up the Protected  Withdrawal  Value under the program,  and on the date you elect to step-up,  the charges under the GMWB program have changed for new purchasers,  your program may be subject to the new charge going forward.

Upon election of the step-up,  we reset the Protected  Withdrawal  Value to be equal to the then current  Account  Value.  For example, assume your  initial  Protected  Withdrawal  Value was  $100,000  and you have made  cumulative  withdrawals  of $40,000,  reducing the
Protected  Withdrawal Value to $60,000.  On the date you are eligible to step-up the Protected  Withdrawal Value, your Account Value is equal to $75,000.  You could elect to step-up the Protected  Withdrawal  Value to $75,000 on the date you are  eligible.  Upon election of the step-up,  we also reset the Protected Annual Withdrawal Amount (discussed  immediately  below) to be equal to the greater of (A)
the Protected Annual Withdrawal Amount  immediately prior to the reset; and (B) 7% of the Protected  Withdrawal Value immediately after the reset.

KEY FEATURE - Protected Annual Withdrawal Amount
The initial  Protected Annual  Withdrawal  Amount is equal to 7% of the Protected  Withdrawal  Value.  Under the GMWB program,  if your cumulative  withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount,  your Protected  Withdrawal
Value  will be  reduced  on a  "dollar-for-dollar"  basis (the  Protected  Withdrawal  Value is  reduced  by the  actual  amount of the withdrawal,  including any CDSC or MVA that may apply).  Cumulative  withdrawals  in any Annuity Year that exceed the Protected  Annual
Withdrawal  Amount  trigger a  proportional  adjustment to both the Protected  Withdrawal  Value and the  Protected  Annual  Withdrawal
Amount,  as described in the rider for this benefit (see the examples of this  calculation  below).  The  Protected  Annual  Withdrawal
Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

The GMWB  program  does not affect your ability to make  withdrawals  under your  Annuity or limit your ability to request  withdrawals that exceed the  Protected  Annual  Withdrawal  Amount.  You are not  required to withdraw all or any portion of the  Protected  Annual
Withdrawal Amount each Annuity Year.
|X|      If,  cumulatively,  you withdraw an amount less than the Protected  Annual  Withdrawal  Amount in any Annuity Year, you cannot carry-over  the unused  portion of the Protected  Annual  Withdrawal  Amount to subsequent  Annuity  Years.  However,  because the
     Protected  Withdrawal  Value is only reduced by the actual amount of withdrawals  you make under these  circumstances,  any unused
     Protected  Annual  Withdrawal  Amount may extend the period of time until the remaining  Protected  Withdrawal Value is reduced to zero.
|X|      Additional Purchase Payments will increase the Protected Annual Withdrawal Amount by 7% of the applicable Purchase Payment.
|X|      If the Protected Annual  Withdrawal  Amount after an adjustment  exceeds the Protected  Withdrawal Value, the Protected Annual
     Withdrawal Amount will be set equal to the Protected Withdrawal Value.

The following  examples of dollar-for  dollar and proportional  reductions and the reset of the Maximum Annual Benefit assume that: 1.)
the Issue Date and the effective  date of the GMWB program are October 13, 2003;  2.) an initial  Purchase  Payment of $250,000;  3.) a
Protected Withdrawal Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 13, 2003 (in the first Annuity Year).  No prior  withdrawals  have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
o        The Protected Withdrawal Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The  remaining  Protected  Annual  Withdrawal  Amount for the balance of the first  Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 13, 2003 (still  within the first  Annuity  Year).  The Account  Value  immediately before the withdrawal is $220,000.  As the amount withdrawn  exceeds the remaining  Protected Annual  Withdrawal  Amount of $7,500 from
Example 1:
o        the  Protected  Withdrawal  Value is first reduced by the  remaining  Protected  Annual  Withdrawal  Amount (from  $240,000 to
     $232,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).
o        B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).
     The resulting Protected Withdrawal Value is: $232,500 x ( 1 - $2,500 / $212,500), or $229,764.71.
o        the Protected  Annual  Withdrawal  Amount is also reduced by the ratio of A to B: The resulting  Protected  Annual  Withdrawal
     Amount is: $17,500 x ( 1 - $2,500 / $212,500), or $17,294.12.
o        The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Maximum Annual Benefit

A $10,000  withdrawal is made on October 13, 2004 (second Annuity Year).  The remaining  Protected  Annual  Withdrawal  Amount has been reset to the  Protected  Annual  Withdrawal  Amount of  $17,294.12  from Example 2. As the amount  withdrawn is less than the remaining
Protected Annual Withdrawal Amount:
o        the  Protected  Withdrawal  Value is  reduced  by the  amount  withdrawn  (i.e.,  reduced  by  $10,000,  from  $229,764.71  to
         $219,764.71).
o        The remaining  Protected  Annual  Withdrawal  Amount for the balance of the second  Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

BENEFITS UNDER THE GMWB PROGRAM

|X|      In addition to any  withdrawals  you make under the GMWB program,  market  performance  may reduce your Account Value. If your
     Account Value is equal to zero, and you have not received all of your Protected  Withdrawal  Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected  Withdrawal Value in the form of fixed,  periodic payments until the remainder of the Protected  Withdrawal Value is paid, at which time the rider terminates.  The fixed,  periodic payments  will each be equal to the  Protected  Annual  Withdrawal  Amount,  except for the last payment which may be equal to the remaining  Protected  Withdrawal  Value. We will determine the duration for which periodic  payments will continue by dividing the
     Protected  Withdrawal Value by the Protected Annual  Withdrawal  Amount.  You will not have the right to make additional  Purchase
     Payments or receive the remaining  Protected  Withdrawal Value in a lump sum. You can elect the frequency of payments,  subject to our rules then in effect.

|X|      If the death benefit under the Annuity  becomes  payable  before you have received all of your Protected  Withdrawal  Value in the form of withdrawals from your Annuity,  your Beneficiary has the option to elect to receive the remaining Protected Withdrawal
     Value as an  alternate  death  benefit  payout in lieu of the amount  payable  under any other death  benefit  provided  under the
     Annuity.  The remaining Protected Withdrawal Value will be payable in the form of fixed,  periodic payments.  Your beneficiary can elect the frequency of payments,  subject to our rules then in effect.  We will determine the duration for which periodic payments will continue by dividing the Protected  Withdrawal  Value by the Protected Annual  Withdrawal  Amount.  The Protected  Withdrawal
     Value is not equal to the Account  Value for purposes of the  Annuity's  other death  benefit  options.  The GMWB program does not increase or decrease the amount  otherwise  payable under the Annuity's other death benefit options.  Generally,  the GMWB program would be of value to your  Beneficiary  only when the Protected  Withdrawal Value at death exceeds any other amount available as a death benefit.

|X|      If you elect to begin receiving  annuity payments before you have received all of your Protected  Withdrawal Value in the form of withdrawals from your Annuity,  an additional  annuity payment option will be available that makes fixed annuity payments for a certain period,  determined by dividing the Protected  Withdrawal Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity  payments  calculated in this manner,  the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed  interest rate on other annuity payment options we offer.  This 0% assumed interest rate results in lower annuity  payments than what would have been paid if the assumed  interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin  receiving  annuity  payments  based on your then current  Account Value (not the  remaining  Protected
     Withdrawal Value) under any of the available annuity payment options.

Other Important Considerations
|X|      Withdrawals  under the GMWB program are subject to all of the terms and conditions of the Annuity,  including any CDSC and MVA that may apply.  Amounts  withdrawn up to the Protected Annual  Withdrawal  Amount will generally not be subject to any applicable
     CDSC since they are less than the amount available under any free withdrawal provision of your Annuity.
|X|      Withdrawals  made  while the GMWB  program  is in  effect  will be  treated,  for tax  purposes,  in the same way as any other withdrawals under the Annuity.
|X|      The GMWB program does not directly  affect the Annuity's  Account Value or Surrender  Value,  but any withdrawal will decrease the Account Value by the amount of the withdrawal.  If you surrender your Annuity,  you will receive the current  Surrender Value, not the Protected Withdrawal Value.
|X|      You can make  withdrawals  from your  Annuity  while your  Account  Value is greater  than zero  without  purchasing  the GMWB program.  The GMWB program  provides a guarantee that if your Account Value declines due to market  performance,  you will be able to receive your Protected Withdrawal Value in the form of periodic benefit payments.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.

Election of the Program
Currently,  the GMWB program can only be elected at the time that you  purchase  your  Annuity.  In the future,  we may offer  existing
Annuity  Owners the  option to elect the GMWB  program  after the Issue Date of their  Annuity,  subject to our  eligibility  rules and restrictions.  If you elect the GMWB  program  after the Issue Date of your  Annuity,  the  program  will be  effective  as of the next anniversary  date. Your Account Value as of such  anniversary  date will be used to calculate the initial  Protected  Withdrawal  Value and the initial Protected Annual Withdrawal Amount.

We reserve the right to restrict the maximum  amount of Protected  Withdrawal  Value that may be covered  under the GMWB program  under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

Termination of the Program
The program  terminates  automatically when your Protected  Withdrawal Value reaches zero based on your withdrawals.  You may terminate the program at any time by notifying  us. If you  terminate the program,  any  guarantee  provided by the benefit will  terminate as of the date the  termination is effective.  The program  terminates  upon your  surrender of the Annuity,  upon due proof of death (unless your surviving  spouse elects to continue the Annuity and the GMWB program or your  Beneficiary  elects to receive the amounts  payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

Charges under the Program
Currently,  we deduct a charge  equal to 0.35% of the  average  daily net  assets of the  Sub-accounts  per year to  purchase  the GMWB program.  The annual charge is deducted  daily.  Account Value allocated to Fixed  Allocations  under the program is not subject to the charge.

|X|      If, during the seven years following the effective date of the program,  you do not make any withdrawals,  and do not make any additional  Purchase  Payments after a five-year  period  following the effective date of the program,  the program will remain in effect;  however,  we will waive the annual charge going forward.  If you make an additional Purchase Payment following the waiver of the annual charge,  we will begin  charging for the program.  After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.

|X|      If you elect to step-up the Protected  Withdrawal Value under the program,  and on the date you elect to step-up,  the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

Additional Tax Considerations for Qualified Contracts
If you purchase an Annuity as an investment vehicle for "qualified"  investments,  including an IRA, SEP-IRA, Roth IRA or Tax Sheltered
Annuity (or  403(b)),  the minimum  distribution  rules under the Code  require  that you begin  receiving  periodic  amounts from your
Annuity  beginning  after age 70 1/2. The amount required under the Code may exceed the Protected  Annual  Withdrawal  Amount,  which will cause us to  recalculate  the  Protected  Withdrawal  Value and the Protected  Annual  Withdrawal  Amount,  resulting in a lower amount payable in future  Annuity  Years.  In  addition,  the amount and  duration of payments  under the  annuity  payment and death  benefit provisions  may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax  considerations  such as minimum distribution requirements.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

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The Guaranteed  Minimum Income Benefit  program  described  below is only being offered in those  jurisdictions  where we have received regulatory  approval,  and  will be  offered  subsequently  in  other  jurisdictions  when we  receive  regulatory  approval  in  those jurisdictions.  Certain terms and  conditions  may differ  between  jurisdictions  once  approved.  Currently,  the program can only be elected by new  purchasers  on the Issue Date of their  Annuity.  We may offer the  program to existing  Annuity  Owners in the future, subject to our  eligibility  rules and  restrictions.  The Guaranteed  Minimum Income Benefit program is not available if you elect the
Guaranteed Return Option program, Guaranteed Return Option Plus program or the Guaranteed Minimum Withdrawal Benefit rider.
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We offer a program that,  after a seven-year  waiting period,  guarantees  your ability to begin receiving  income from your Annuity in the form of annuity  payments  based on a guaranteed  minimum value (called the  "Protected  Income  Value") that  increases  after the waiting period begins,  regardless of the impact of market  performance on your Account Value.  The program may be appropriate  for you if you anticipate  using your Annuity as a future source of periodic  fixed income  payments for the remainder of your life and wish to ensure that the basis upon which your income  payments will be calculated  will achieve at least a minimum amount despite  fluctuations in market performance.  There is an additional charge if you elect the GMIB program.

KEY FEATURE - Protected Income Value
The  Protected  Income Value is the minimum  amount that we guarantee  will be available  (net of any  applicable  premium tax charge), after a waiting period of at least seven years,  as a basis to begin receiving fixed annuity  payments.  The Protected  Income Value is initially  established  on the  effective  date of the GMIB program and is equal to your Account Value on such date.  Currently,  since the GMIB program may only be elected at issue,  the  effective  date is the Issue Date of the Annuity.  The  Protected  Income Value is
increased  daily based on an annual growth rate of 5%,  subject to the  limitations  described  below.  The  Protected  Income Value is referred  to as the  "Protected  Value"  in the rider we issue  for this  benefit.  The 5% annual  growth  rate is  referred  to as the
"Roll-Up Percentage" in the rider we issue for this benefit.

The Protected  Income Value is subject to a limit of 200% (2X) of the sum of the Protected  Income Value  established  on the effective date of the GMIB program,  or the effective date of any step-up value,  plus any  additional  Purchase  Payments made after the waiting period begins  ("Maximum  Protected  Income Value"),  minus the sum of any reductions in the Protected  Income Value due to withdrawals you make from the Annuity after the waiting period begins.

|X|      Subject to the maximum  age/durational  limits  described  immediately  below, we will no longer increase the Protected Income
     Value by the 5% annual  growth rate once you reach the Maximum  Protected  Income Value.  However,  we will increase the Protected
     Income Value by the amount of any additional  Purchase  Payments after you reach the Maximum Protected Income Value.  Further,  if you make  withdrawals  after you reach the Maximum  Protected  Income  Value,  we will reduce the  Protected  Income Value and the
     Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

|X|      Subject to the Maximum  Protected  Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary  date on or immediately  following the Annuitant's 80th birthday or the 7th anniversary of the later of the effective date of the GMIB program or the effective date of the most recent  step-up.  However,  we will increase the  Protected  Income  Value by the amount of any  additional  Purchase  Payments.  Further,  if you make  withdrawals  after the
     Annuitant  reaches the maximum  age/duration  limits,  we will reduce the Protected Income Value and the Maximum  Protected Income
     Value by the proportional impact of the withdrawal on your Account Value.

|X|      Subject to the Maximum  Protected  Income Value, if you make an additional  Purchase  Payment,  we will increase the Protected
     Income  Value by the amount of the Purchase  Payment and will apply the 5% annual  growth rate on the new amount from the date the
     Purchase Payment is applied.

|X|      As  described  below,  after the waiting  period  begins,  cumulative  withdrawals  each Annuity Year that are up to 5% of the
     Protected  Income  Value on the prior  anniversary  of the Annuity  will reduce the  Protected  Income  Value by the amount of the withdrawal.  Cumulative  withdrawals each Annuity Year in excess of 5% of the Protected  Income Value on the prior  anniversary of the Annuity, will reduce the Protected Income Value  proportionately.  All withdrawals after the Maximum Protected Income Value is reached  will  reduce the  Protected  Income  Value  proportionately.  The 5% annual  growth  rate will be applied to the  reduced
     Protected Income Value from the date of the withdrawal.

Stepping-Up  the Protected  Income Value - You may elect to "step-up" or "reset" your  Protected  Income Value if your Account Value is
----------------------------------------
greater than the current  Protected Income Value. Upon exercise of the step-up  provision,  your initial Protected Income Value will be reset equal to your current  Account Value.  From the date that you elect to step-up the Protected  Income Value,  we will apply the 5%
annual growth rate to the stepped-up  Protected Income Value, as described  above. You can exercise the step-up  provision twice on any business day while the GMIB program is in effect, and only while the Annuitant is less than age 76.

|X|      A new seven-year  waiting period will be established  upon the effective date of your election to step-up the Protected Income
     Value.  You cannot  exercise  your right to begin  receiving  annuity  payments  under the GMIB  program  until the end of the new waiting period.
|X|      The Maximum  Protected  Income Value will be reset as of the effective date of any step-up.  The new Maximum  Protected Income
     Value will be equal to 200% of the sum of the Protected  Income Value as of the effective  date of the step-up plus any subsequent
     Purchase Payments, minus the impact of any withdrawals after the date of the step-up.
|X|      When determining the guaranteed  annuity purchase rates for annuity payments under the GMIB program,  we will apply such rates based on the number of years since the most recent step-up.
|X|      If you elect to step-up the  Protected  Income  Value  under the  program,  and on the date you elect to step-up,  the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
|X|      A step-up  will  increase  the dollar for dollar  limit on the  anniversary  of the Issue Date of the Annuity  following  such step-up.

Impact of Withdrawals on the Protected  Income Value - Cumulative  withdrawals each Annuity Year up to 5% of the Protected Income Value
----------------------------------------------------
will reduce the Protected  Income Value on a  "dollar-for-dollar"  basis (the Protected Income Value is reduced by the actual amount of the  withdrawal).  Cumulative  withdrawals in any Annuity Year in excess of 5% of the Protected  Income Value will reduce the Protected
Income Value  proportionately  (see the examples of this  calculation  below).  The 5% annual  withdrawal  amount is determined on each anniversary  of the Issue Date (or on the Issue Date for the first  Annuity  Year) and  applies to any  withdrawals  during the Annuity
Year.  This means that the amount  available  for  withdrawals  each  Annuity Year on a  "dollar-for-dollar"  basis is adjusted on each contract anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

The following examples of dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the
GMIB program are October 13, 2003; 2.) an initial  Purchase  Payment of $250,000;  3.) an initial  Protected  Income Value of $250,000;
and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal is taken on November 13, 2003 (in the first Annuity  Year).  No prior  withdrawals  have been taken.  Immediately prior to the withdrawal,  the Protected Income Value is $251,038.10  (the initial value  accumulated for 31 days at an annual effective rate of 5%).  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
o        The remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000  withdrawal is taken on December 13, 2003 (still within the first Annuity Year).  Immediately  before the  withdrawal, the Account Value is $220,000 and the Protected  Income Value is $242,006.64.  As the amount  withdrawn  exceeds the Remaining Limit of
$2,500 from Example 1:
o        the Protected Income Value is first reduced by the Remaining Limit (from 242,006.64 to 239,506.64);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).
     The resulting Protected Income Value is: $239,506.64 x ( 1 - $7,500 / $217,500), or $231,247.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal  is made on the first  anniversary  of the Issue Date,  October  13, 2004  (second  Annuity  Year).  Prior to the withdrawal,  the Protected  Income Value is  $240,870.56.  The Remaining  Limit is reset to 5% of this amount,  or  $12,043.53.  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,870.56 to $230,870.56).
o        The Remaining  Limit for the balance of the second Annuity Year is also reduced by the amount  withdrawn  (from  $12,043.53 to
         $2,043.53).

KEY FEATURE - GMIB Annuity Payments
You can elect to apply the  Protected  Income  Value to one of the  available  GMIB Annuity  Payment  Options on any  anniversary  date following the initial waiting period, or any subsequent  waiting period  established upon your election to step-up the Protected Income
Value.  Once you have  completed  the waiting  period,  you will have a 30-day  period each year,  prior to the  contract  anniversary, during which you may elect to begin  receiving  annuity  payments under one of the available  GMIB Annuity  Payment  Options.  You must elect one of the GMIB  Annuity  Payment  Options by the  anniversary  of the  Annuity's  Issue  Date on or  immediately  following  the
Annuitant's 95th birthday,  except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b),  in which case you must elect one of the GMIB Annuity  Payment  Options by the  anniversary of the Annuity's  Issue Date on or immediately  following the Annuitant's
92nd birthday.

The amount of each GMIB Annuity  Payment  will be  determined  based on the age and,  where  permitted by law, sex of the  Annuitant by applying  the  Protected  Income  Value (net of any  applicable  premium tax that may be due) to the GMIB  Annuity  Payment  Option you choose.  We use special  annuity  purchase  rates to calculate the amount of each payment due under the GMIB Annuity  Payment  Options.
These special rates for the GMIB Annuity Payment Options are calculated  using an assumed  interest rate factor that provides for lower growth in the value  applied to produce  annuity  payments than if you elected an annuity  payment  option that is not part of the GMIB program.  These  special  rates  also  are  calculated  using  other  factors  such as "age  setbacks"  (use of an age  lower  than the
Annuitant's  actual age) that result in lower  payments than would result if you elected an annuity  payment option that is not part of the GMIB  program.  Use of an age setback  entails a longer  assumed  life for the  Annuitant  which in turn  results in lower  annuity payments.

On the date that you elect to begin receiving GMIB Annuity  Payments,  we guarantee that your payments will be calculated based on your
Account  Value and our then current  annuity  purchase  rates if the payment  amount  calculated  on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period
Under this option,  monthly  annuity  payments  will be made until the death of the  Annuitant.  If the  Annuitant  dies before  having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period
Under this  option,  monthly  annuity  payments  will be made until the death of both the  Annuitant  and the Joint  Annuitant.  If the
Annuitant and the Joint  Annuitant die before having received 120 monthly  annuity  payments,  the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
|X|      If the Annuitant  dies first,  we will continue to make payments  until the later of the death of the Joint  Annuitant and the end of the period certain.  However,  if the Joint Annuitant is still receiving annuity payments  following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
|X|      If the Joint  Annuitant  dies first,  we will continue to make payments  until the later of the death of the Annuitant and the end of the period certain.

You cannot  withdraw your Account Value or the Protected  Income Value under either GMIB Annuity  Payment Option once annuity  payments have begun.  We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations
|X|      You should  note that GMIB is  designed  to  provide a type of  insurance  that  serves as a safety net only in the event your contract  value  declines  significantly  due to negative  investment  performance.  If your contract  value is not  significantly affected by negative  investment  performance,  it is unlikely that the purchase of the GMIB will result in your receiving  larger annuity  payments than if you had not purchased GMIB.  This is because the assumptions  that we use in computing the GMIB, such as the annuity purchase rates,  (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the  assumptions  that we use in computing  annuity  payout options  outside of GMIB.  Therefore,  you may generate  higher income payments if you were to annuitize a lower  Account  Value at the current  annuity  purchase  rates,  than if you were to annuitize under the GMIB with a higher  Protected  Value than your Account Value but, at the annuity  purchase  rates  guaranteed  under the
     GMIB. The GMIB program does not directly  affect the Annuity's  Account Value,  Surrender Value or the amount payable under either the basic death benefit  provision of the Annuity or any optional  death benefit  provision.  If you surrender  your Annuity,  you will receive the current  Surrender  Value,  not the Protected  Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
|X|      The Annuity offers other annuity  payment  options that you can elect which do not impose an additional  charge,  but which do not offer to guarantee a minimum value on which to make annuity payments.
|X|      Where allowed by law, we reserve the right to limit  subsequent  purchase  payments if we determine,  at our sole  discretion, that based on the timing of your Purchase  Payments and withdrawals,  your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are  disproportionately  larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
|X|      We currently  limit the  variable  investment  options in which you may  allocate  Account  Value if you  participate  in this program.  We reserve the right to transfer any Account Value in a prohibited  investment option to an eligible  investment option.
     Should we prohibit access to any investment option,  any transfers  required to move Account Value to eligible  investment options will not be counted in  determining  the number of free  transfers  during an Annuity  Year. We may also require that you allocate your Account Value according to an asset allocation model.
|X|      If you change the Annuitant  after the effective  date of the GMIB program,  the period of time during which we will apply the
     5% annual growth rate may be changed based on the age of the new  Annuitant.  If the new Annuitant  would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
|X|      Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
|X|      At the time you elect to begin  receiving  annuity  payments under the GMIB program or under any other annuity  payment option we make  available,  the  protection  provided by the Annuity's  basic death benefit or any optional  death benefit  provision you elected will no longer apply.

Election of the Program
Currently,  the GMIB program can only be elected at the time that you purchase  your Annuity.  The Annuitant  must be age 75 or less as of the effective date of the GMIB program.  In the future,  we may offer  existing  Annuity Owners the option to elect the GMIB program after the Issue Date of their  Annuity,  subject to our  eligibility  rules and  restrictions.  If you elect the GMIB program after the
Issue Date of your  Annuity,  the program  will be effective  as of the date of  election.  Your Account  Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

Termination of the Program
The GMIB  program  cannot be  terminated  by the Owner once  elected.  The GMIB  program  automatically  terminates  as of the date the
Annuity is fully  surrendered,  on the date the death benefit is payable to your  Beneficiary  (unless your surviving  spouse elects to continue the Annuity),  or on the date that your Account Value is transferred to begin making  annuity  payments.  The GMIB program may also be  terminated  if you  designate a new  Annuitant  who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

Upon  termination  of the GMIB program we will deduct the charge from your Account  Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Program
Currently,  we deduct a charge  equal to 0.50% per year of the  average  Protected  Income  Value for the period  the  charge  applies.
Because the charge is calculated  based on the average  Protected  Income Value,  it does not increase or decrease  based on changes to the  Annuity's  Account  Value due to market  performance.  The dollar amount you pay each year will increase in any year the Protected
Income Value  increases,  and it will decrease in any year the Protected  Income Value  decreases due to  withdrawal,  irrespective  of whether your Account Value increases or decreases.

The charge is deducted  annually in arrears  each  Annuity  Year on the  anniversary  of the Issue Date of the  Annuity.  We deduct the amount of the charge pro-rata from the Account Value allocated to the variable  investment  options and the Fixed  Allocations.  No MVA will apply to Account Value deducted from a Fixed  Allocation.  If you surrender your Annuity,  begin receiving  annuity payments under the GMIB program or any other annuity  payment  option we make  available  during an Annuity Year, or the GMIB program  terminates,  we will deduct the charge for the portion of the Annuity Year since the prior  anniversary of the Annuity's  Issue Date (or the Issue Date if in the first Annuity Year).

No charge applies after the Annuity Date.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
The Annuity  provides a Death Benefit  during its  accumulation  period.  If the Annuity is owned by one or more natural  persons,  the
Death  Benefit is payable  upon the first death of an Owner.  If the Annuity is owned by an entity,  the Death  Benefit is payable upon the Annuitant's  death, if there is no Contingent  Annuitant.  If a Contingent  Annuitant was designated  before the Annuitant's  death and the Annuitant  dies,  then the  Contingent  Annuitant  becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

Basic Death Benefit
The Annuity  provides a basic Death  Benefit at no  additional  charge.  The  Insurance  Charge we deduct daily from your Account Value allocated to the  Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit  guarantee under the Annuity.  The Annuity also offers three  different  optional  Death  Benefits that can be purchased for an additional  charge.  The additional  charge is deducted to compensate  American Skandia for providing  increased  insurance  protection under the optional Death
Benefits.  Notwithstanding  the additional  protection  provided under the optional Death Benefits,  the additional cost has the impact of reducing the net performance of the investment options.

The basic Death Benefit is the greater of:
|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals.
|X|      The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented when  withdrawn.  For example,  a withdrawal of 50% of Account  Value would be  considered as a 50% reduction in Purchase  Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Three  optional  Death  Benefits  are offered  for  purchase  with your  Annuity to provide an enhanced  level of  protection  for your beneficiaries.

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Currently,  these benefits are only offered in those  jurisdictions  where we have received  regulatory approval and must be elected at the time that you  purchase  your  Annuity.  We may, at a later  date,  allow  existing  Annuity  Owners to purchase an optional  Death
Benefit  subject to our rules and any  changes or  restrictions  in the  benefits.  Certain  terms and  conditions  may differ  between jurisdictions  once approved and if you purchase  your Annuity as part of an exchange,  replacement  or transfer,  in whole or in part, from any other  Annuity we issue.  The  "Combination  5% Roll-up  and  Highest  Anniversary  Value"  Death  Benefit may only be elected individually, and cannot be elected in combination with any other optional death benefit.
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Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide  additional  amounts to your  Beneficiary that may be used to offset  federal and state taxes  payable on any  taxable  gains in your  Annuity at the time of your  death.  Whether  this  benefit is appropriate for you may depend on your  particular  circumstances,  including  other financial  resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in  addition  to the basic  Death
Benefit.  If the  Annuity  has one Owner,  the Owner must be age 75 or less at the time the  benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

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The Enhanced  Beneficiary  Protection  Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval.  Certain terms and conditions  may differ between  jurisdictions  once  approved.  Please refer to the section  entitled "Tax
Considerations"  for a discussion of special tax considerations  for purchasers of this benefit.  The Enhanced  Beneficiary  Protection
Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit.
---------------------------------------------------------------------------------------------------------------------------------------

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above;

     PLUS

2.       40% of your "Growth" under the Annuity, as defined below.

"Growth"  means the sum of your Account  Value in the variable  investment  options and your  Interim  Value in the Fixed  Allocations,
 ------
minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented
 -------------------------
when withdrawn.

---------------------------------------------------------------------------------------------------------------------------------------
The Enhanced  Beneficiary  Protection  Optional Death Benefit is subject to a maximum of 100% of all Purchase  Payments  applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
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See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit ("HAV")
If the Annuity has one Owner,  the Owner must be age 79 or less at the time the Highest  Anniversary  Value  Optional  Death Benefit is
purchased.  If the  Annuity  has joint  Owners,  the oldest  Owner must be age 79 or less.  If the  Annuity is owned by an entity,  the
Annuitant must be age 79 or less.

Certain of the  Portfolios  offered as  Sub-accounts  under the Annuity are not  available if you elect the Highest  Anniversary  Value
Death  Benefit.  In  addition,  we reserve the right to require you to use certain  asset  allocation  model(s) if you elect this death benefit.

Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value as of the Owner's date of death.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest  Anniversary  Value on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all proportional withdrawals since the Death Benefit Target Date.

         The amount  determined by this calculation is increased by any Purchase  Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

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The Highest  Anniversary Value Death Benefit described above is currently being offered in those  jurisdictions  where we have received regulatory  approval.  Certain terms and conditions may differ between  jurisdictions  once  approved.  The Highest  Anniversary  Value
Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit.
---------------------------------------------------------------------------------------------------------------------------------------

 Please refer to the  definition of Death Benefit  Target Date below.  This death benefit may not be an  appropriate  feature where the
 Owner's age is near the age specified in the Death Benefit  Target Date.  This is because the benefit may not have the same  potential for growth as it otherwise would,  since there will be fewer contract  anniversaries  before the death benefit target date is reached.
 The death  benefit  target  date under this death  benefit is earlier  than the death  benefit  target date under the  Combination  5%
 Roll-up and Highest  Anniversary Value Death Benefit for Owners who are age 76 or older when the contract is issued,  which may result in a lower value on the death  benefit,  since there will be fewer  contract  anniversaries  before the death  benefit  target date is reached.

See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit
If the Annuity has one Owner,  the Owner must be age 79 or less at the time the  Combination  5% Roll-up and HAV Optional Death Benefit
is  purchased.  If the Annuity has joint  Owners,  the oldest Owner must be age 79 or less.  If the Annuity is owned by an entity,  the
Annuitant must be age 79 or less.

Certain of the Portfolios  offered as Sub-accounts  under the Annuity are not available if you elect the Combination 5% Roll-up and HAV
Death  Benefit.  In  addition,  we reserve the right to require you to use certain  asset  allocation  model(s) if you elect this death benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

         The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value death benefit described above, and
3.       5% Roll-up described below.

The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

o        all Purchase  Payments  increasing at an annual effective  interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

                  MINUS

o        the sum of all withdrawals,  dollar for dollar up to 5% of the death benefit's value as of the prior contract  anniversary (or issue date if the withdrawal is in the first contract  year).  Any  withdrawals in excess of the 5% dollar for dollar limit are proportional.

         If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

o        the 5% Roll-up value as of the Death Benefit  Target Date  increased by total  Purchase  Payments made after the Death Benefit
                  Target Date;

                  MINUS

o        the sum of all withdrawals which reduce the 5% Roll-up proportionally.

Please refer to the  definitions  of Death Benefit Target Date below.  This death benefit may not be an  appropriate  feature where the
Owner's age is near the age specified in the Death  Benefit  Target Date.  This is because the benefit may not have the same  potential for growth as it otherwise would, since there will be fewer contract anniversaries before the Death Benefit Target Date is reached.

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The  "Combination  5% Roll-up and Highest  Anniversary  Value"  Death  Benefit  described  above is  currently  being  offered in those jurisdictions  where we have  received  regulatory  approval.  Certain  terms and  conditions  may differ  between  jurisdictions  once approved.  The  "Combination 5% Roll-up and Highest  Anniversary  Value" Death Benefit is not available if you elect any other optional death benefit.
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See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death
Benefit:

|X|      The Death Benefit  Target Date for the Highest  Anniversary  Value Death Benefit is the contract  anniversary  on or after the
             --------------------------
     80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

|X|      The Death Benefit Target Date for the  Combination  5% Roll-up and HAV Death Benefit is the later of the contract  anniversary
             -------------------------
     on or after the 80th birthday of the current Owner,  the oldest of either joint Owner or the Annuitant,  if entity owned,  or five years after the Issue Date of the Annuity.

|X|      The Highest  Anniversary Value equals the highest of all previous  "Anniversary  Values" less  proportional  withdrawals since
             --------------------------
     such anniversary and plus any Purchase Payments since such anniversary.

|X|      The Anniversary  Value is the Account Value as of each  anniversary of the Issue Date of the Annuity.  The  Anniversary  Value
             ------------------
     on the Issue Date is equal to your Purchase Payment.

|X|      Proportional  withdrawals  are  determined by  calculating  the  percentage  of your Account Value that each prior  withdrawal
         -------------------------
     represented when withdrawn.  Proportional  withdrawals result in a reduction to the Highest  Anniversary Value or 5% Roll-up value by reducing such value in the same  proportion as the Account  Value was reduced by the  withdrawal as of the date the  withdrawal occurred.  For example,  if your Highest  Anniversary Value or 5% Roll-up value is $125,000 and you subsequently  withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10%  reduction),  when  calculating  the optional  Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Annuities with joint Owners
For  Annuities  with Joint  Owners,  the Death  Benefits are  calculated  as shown above except that the age of the oldest of the Joint
Owners is used to determine  the Death  Benefit  Target Date.  NOTE:  If you and your spouse own the Annuity  jointly,  we will pay the
Death Benefit to the  Beneficiary.  If the sole primary  Beneficiary is the surviving  spouse,  then the surviving  spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefits are  calculated as shown above except that the age of the Annuitant is used to determine  the  Death  Benefit  Target  Date.  Payment  of the Death  Benefit  is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection Death Benefit and the Highest  Anniversary Value Death Benefit at any time. The
Combination  5% Roll-up and HAV Death  Benefit  may not be  terminated  once  elected.  The  optional  Death  Benefits  will  terminate automatically  on the Annuity Date. We may also  terminate  any optional  Death Benefit if necessary to comply with our  interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge  equal to 0.25% per year of the average  daily net assets of the  Sub-accounts  for each of the Highest  Anniversary
Value Death  Benefit and the Enhanced  Beneficiary  Protection  Death Benefit and 0.50% per year of the average daily net assets of the
Sub-accounts  for the  Combination  5% Roll-up and HAV Death  Benefit.  We deduct the charge for each of these  benefits to  compensate
American Skandia for providing increased insurance protection under the optional Death Benefits.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

AMERICAN SKANDIA'S ANNUITY REWARDS

What is the Annuity Rewards benefit?
The  Annuity  Rewards  benefit  offers  Owners the  ability to capture  any market  gains  since the Issue Date of their  Annuity as an enhancement  to their current Death Benefit so their  Beneficiaries  will not receive less than the Annuity's  value as of the date the
Owner elects the benefit.  Under the Annuity  Rewards  benefit,  American  Skandia  guarantees  that the Death Benefit will not be less than:

         your Account  Value in the variable  investment  options plus the Interim Value in any Fixed  Allocations  as of the effective date of the Owner's election

         MINUS any proportional withdrawals* following the date of election
         -----

         PLUS any additional Purchase Payments applied to the Annuity following the date of election.
         ----

*    "Proportional  withdrawals"  are determined by calculating  the percentage of the Account Value that each  withdrawal  represented when withdrawn.  For example,  a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

The Annuity  Rewards  Death  Benefit  enhancement  does not affect the  calculation  of the basic Death  Benefit or any Optional  Death
Benefits  available  under the Annuity to the extent such benefit  provides for a change in the method of calculation  based on the age of the  decedent  as of the date of death.  If the Death  Benefit  amount  payable  under your  Annuity's  basic  Death  Benefit or any
Optional  Death  Benefits you purchase is greater than the enhanced  Death  Benefit under the Annuity  Rewards  benefit on the date the
Death Benefit is calculated, your Beneficiary will receive the higher amount.

Who is eligible for the Annuity Rewards benefit?
Owners can elect the Annuity  Rewards Death Benefit  enhancement  following the eighth (8th)  anniversary of the Annuity's  Issue Date.
However,  the election is subject to the  requirement  that their  Account  Value on the election  date is greater than the amount that would be payable to their  Beneficiary  under the Death  Benefit  provided  under the Annuity as of the election  date  (including  any amounts  payable under any optional  death benefit then in effect).  If an Owner is ineligible  when he or she applies for the optional benefit,  the Owner can elect the Annuity  Rewards Death Benefit  enhancement on any subsequent  date if they  otherwise  qualify.  The election  must occur before  annuity  payments  begin.  An Owner can only elect the Annuity  Rewards Death  Benefit  enhancement  once.
There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary
Except in the case of a spousal assumption as described below, in the event of your death, the death benefit must be distributed:
|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series  of  annuity  payments  not  extending  beyond  the life  expectancy  of the  Beneficiary  or over the life of the
         Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an election  prior to death benefit  proceeds  becoming due, a Beneficiary  can elect to receive the Death Benefit proceeds as a series of fixed annuity  payments  (annuity  payment options 1-4) or as a series of variable  annuity  payments  (annuity payment options 1-3 or 5 and 6).  See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your  spouse as your  Beneficiary.  If you and your  spouse  own the  Annuity  jointly,  we assume  that the sole  primary
Beneficiary  will be the surviving  spouse unless you elect an  alternative  Beneficiary  designation.  Unless you elect an alternative
Beneficiary  designation,  the spouse  Beneficiary  may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit payment.  Any Death Benefit  (including any optional Death  Benefits) that would have been payable to the  Beneficiary  will become the new Account  Value as of the date we receive due proof of death and any required  proof of a spousal  relationship.  As of the date the assumption is  effective,  the  surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new  purchaser of the same  attained  age. For purposes of  determining  any future Death  Benefit for the  surviving  spouse,  the new
Account  Value  will be  considered  as the  initial  Purchase  Payment.  No CDSC will apply to the new  Account  Value.  However,  any additional  Purchase  Payments  applied after the date the  assumption is effective  will be subject to all  provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

See the section  entitled  "Managing  Your  Annuity - Spousal  Contingent  Annuitant"  for a discussion  of the  treatment of a spousal
Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Qualified Beneficiary Continuation Option
The Code  provides  for  alternative  death  benefit  payment  options  when an Annuity is used as an IRA,  403(b) or other  "qualified investment"  that requires  Minimum  Distributions.  Upon the Owner's death under an IRA,  403(b) or other  "qualified  investment",  a
Beneficiary may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of receiving the death  benefit in a single  payment.  The available  payment  options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

|X|      If death occurs before the date Minimum  Distributions  must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death,  or over the life or life  expectancy of the designated  Beneficiary (as long as  payments  begin  by  December  31st of the  year  following  the  year  of  death).  However,  if the  spouse  is the
         Beneficiary,  the Death Benefit can be paid out over the life or life  expectancy  of the spouse with such payments  beginning no earlier  than  December  31st of the year  following  the year of death or December  31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

|X|      If death occurs after the date Minimum  Distributions  must begin under the Code,  the Death Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary  has the  flexibility to take out more each year than required under the Minimum  Distribution  rules.  Until  withdrawn, amounts in an IRA,  403(b) or other  "qualified  investment"  continue  to be tax  deferred.  Amounts  withdrawn  each year,  including amounts  that are  required  to be  withdrawn  under the Minimum  Distribution  rules,  are  subject to tax.  You may wish to consult a professional  tax  advisor for tax advice as to your  particular  situation.  See the  section  entitled  "How are  Distributions  From
Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2."

Upon election of this Qualified Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
|X|      the  Beneficiary  will be charged at an amount  equal to 1.40%  daily  against  the  average  daily  assets  allocated  to the
              Sub-accounts.
|X|      the Account Value will be equal to any Death Benefit  (including  any optional  Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
|X|      the Beneficiary may request  transfers among  Sub-accounts,  subject to the same limitations and restrictions  that applied to the Owner,  except that the  Sub-accounts  offered will be those  offered under the  Qualified  Beneficiary  Continuation option at the time the option is elected.
|X|      the Fixed  Allocations  will be those offered under the Qualified  Beneficiary  Continuation  option at the time the option is elected.
|X|      no additional Purchase Payments can be applied to the Annuity.
|X|      other optional Benefits will be those offered under the Qualified Beneficiary Continuation option at the time of election.
|X|      the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
|X|      the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.
|X|      upon the death of the  Beneficiary,  any  remaining  Account  Value will be paid in a lump sum to the  person(s)  named by the
              Beneficiary.
|X|      all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

Your Beneficiary  will be provided with a prospectus and settlement  option that will describe this option at the time he or she elects this option.  Please contact American Skandia for additional  information on the  availability,  restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes,  there are  exceptions  that apply no matter how your Death Benefit is  calculated.  There are  exceptions to the Death Benefit if the decedent was not the Owner or  Annuitant  as of the Issue Date and did not become the Owner or Annuitant  due to the prior  Owner's or Annuitant's  death.  Any Death Benefit  (including any optional Death Benefit) that applies will be suspended for a two-year  period from the date he or she first became Owner or Annuitant.  After the two-year  suspension period is completed,  the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death",  any  instructions we require to determine the method of payment and any other  written  representations  we require to determine  the proper  payment of the Death Benefit to all
Beneficiaries.  "Due proof of death" may include a certified  copy of a death  certificate,  a certified copy of a decree of a court of competent  jurisdiction as to the finding of death or other  satisfactory  proof of death.  Upon our receipt of "due proof of death" we automatically  transfer  the Death  Benefit to the AST Money Market  Sub-account  until we further  determine  the universe of eligible
Beneficiaries.  Once the universe of eligible  Beneficiaries  has been  determined  each eligible  Beneficiary  may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

Each  Beneficiary  must make an election as to the method they wish to receive their portion of the Death  Benefit.  Absent an election of a Death Benefit payment  method,  no Death Benefit can be paid to the  Beneficiary.  We may require  written  acknowledgment  of all named  Beneficiaries  before we can pay the Death  Benefit.  During the period  from the date of death  until we receive  all  required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the  accumulation  period,  the Annuity has an Account Value.  The Account Value is determined  separately for each  Sub-account allocation and for each Fixed  Allocation.  The Account Value is the sum of the values of each Sub-account  allocation and the value of each Fixed  Allocation.  The Account  Value does not reflect any CDSC that may apply to a withdrawal  or  surrender.  When  determining the Account  Value on a day more than 30 days prior to a Fixed  Allocation's  Maturity  Date,  the Account Value may include any Market
Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value  available to you on any day during the  accumulation  period.  The Surrender Value is equal to your Account  Value minus any CDSC,  the Annual  Maintenance  Fee,  the charge for any optional  benefits and any Market Value
Adjustment that may apply to any Fixed Allocation.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account,  you are purchasing units of the Sub-account.  Each Sub-account  invests  exclusively in shares of an underlying  Portfolio.  The value of the Units  fluctuates with the market  fluctuations  of the Portfolios.  The value of the Units also reflects the daily accrual for the Insurance  Charge,  the Distribution  Charge (if  applicable),  and if you elected one or more optional  benefits  whose annual charge is deducted  daily,  the  additional  charge made for such  benefits.  There may be several  different  Unit Prices for each  Sub-account  to reflect the  Insurance  Charge,  Distribution  Charge and the charges for any optional  benefits.  The Unit Price for the Units you purchase  will be based on the total  charges for the benefits that apply to your
Annuity.  See the section  entitled  "What  Happens to My Units When There is a Change in Daily  Asset-Based  Charges?"  for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each  Valuation  Day,  we  determine  the price for a Unit of each  Sub-account,  called the "Unit  Price."  The Unit Price is used for determining  the  value of  transactions  involving  Units of the  Sub-accounts.  We  determine  the  number of Units  involved  in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a  Sub-account.  On the Valuation  Day you make the  allocation,  the Unit Price is $14.83.  Your $5,000 buys 337.154 Units of the  Sub-account.  Assume that later,  you wish to transfer $3,000 of your Account Value out of that  Sub-account and into  another  Sub-account.  On the  Valuation  Day you  request  the  transfer,  the Unit Price of the  original  Sub-account  has increased to $16.79.  To transfer  $3,000,  we sell 178.677  Units at the current Unit Price,  leaving you 158.477  Units.  We then buy
$3,000 of Units of the new Sub-account at the Unit Price of $17.83.  You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the initial value  allocated to a Fixed  Allocation plus all interest  credited to a Fixed  Allocation as of the date  calculated.  The
Interim  Value does not include the impact of any Market  Value  Adjustment.  If you made any  transfers  or  withdrawals  from a Fixed
Allocation,  the Interim  Value will reflect the  withdrawal of those  amounts and any interest  credited to those amounts  before they were  withdrawn.  To determine  the Account  Value of a Fixed  Allocation  on any day more than 30 days prior to its Maturity  Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American  Skandia is generally open to process  financial  transactions  on those days that the New York Stock Exchange  (NYSE) is open for trading.  There may be  circumstances  where the NYSE does not open on a regularly  scheduled  date or time or closes at an earlier time  than  scheduled  (normally  4:00 p.m.  EST).  Financial  transactions  requested  before  the  close of the NYSE  which  meet our requirements  will be  processed  according  to the value next  determined  following  the close of  business.  Financial  transactions requested  on a  non-business  day or after the close of the NYSE  will be  processed  based on the  value  next  computed  on the next business day. There may be  circumstances  when the opening or closing time of the NYSE is different than other major stock  exchanges, such as NASDAQ or the American Stock  Exchange.  Under such  circumstances,  the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances where the NYSE is open, however,  due to inclement weather,  natural disaster or other circumstances  beyond our control,  our offices may be closed or our business  processing  capabilities may be restricted.  Under those  circumstances,  your
Account  Value may  fluctuate  based on  changes in the Unit  Values,  but you may not be able to  transfer  Account  Value,  or make a purchase or redemption request.

The NYSE is closed on the  following  nationally  recognized  holidays:  New Year's Day,  Martin  Luther  King,  Jr. Day,  Washington's
Birthday,  Good Friday,  Memorial Day, Independence Day, Labor Day,  Thanksgiving,  and Christmas.  On those dates, we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an emergency exists making redemption or valuation of securities held in the separate account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial  Purchase  Payments:  We are required to allocate your initial  Purchase  Payment to the  Sub-accounts  within two (2) business days after we receive all of our  requirements  at our office to issue the Annuity.  If we do not have all the required  information to allow us to issue your Annuity,  we may retain the Purchase Payment while we try to reach you or your  representative  to obtain all of our  requirements.  If we are unable to obtain all of our  required  information  within five (5)  business  days,  we are  required to return the Purchase  Payment to you at that time,  unless you  specifically  consent to our  retaining  the Purchase  Payment  while we gather the required  information.  Once we obtain the required  information,  we will invest the Purchase Payment and issue the Annuity within two (2) business days.  During any period that we are trying to obtain the required information, your money is not invested.

Additional  Purchase  Payments:  We will apply any  additional  Purchase  Payments on the  Valuation  Day that we receive the  Purchase
Payment at our  office  with  satisfactory  allocation  instructions.  We will  allocate  any  additional  Purchase  Payments  you make according to your most recent allocation instructions if none are provided.

Scheduled  Transactions:  "Scheduled"  transactions include transfers under a Dollar Cost Averaging,  rebalancing,  or asset allocation program,  Systematic  Withdrawals,  Minimum  Distributions or annuity payments.  Scheduled  transactions are processed and valued as of the date they are  scheduled,  unless the scheduled day is not a Valuation  Day. In that case,  the  transaction  will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled  Transactions:  "Unscheduled"  transactions include any other non-scheduled  transfers and requests for Partial Withdrawals or Free  Withdrawals or Surrenders.  Unscheduled  transactions  are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Medically-related  Surrenders & Death Benefits:  Medically-related  surrender  requests and Death Benefit claims require our review and evaluation  before  processing.  We price such  transactions  as of the date we receive at our Office all supporting  documentation  we require for such transactions and that are satisfactory to us.

Transactions in ProFunds VP Sub-accounts:  Generally,  purchase or redemption  orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current  Valuation Day.  However,  any purchase or redemption order or transfer request  involving the ProFunds VP  Sub-accounts  must be received by us no later than one hour prior to any  announced  closing of the applicable  securities  exchange  (generally,  3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such  financial  transactions  involving  a ProFunds VP  Sub-account  will be  extended  to1/2hour prior to any  announced  closing
(generally,   3:30  p.m.  Eastern  time)  for  transactions  submitted  electronically  through  American  Skandia's  Internet  website
(www.americanskandia.prudential.com).  You cannot  request a transaction  involving  the  purchase,  redemption or transfer of units in one of the ProFunds VP  Sub-accounts  between the applicable  "cut-off" time and 4:00 p.m.  Transactions  received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Distribution  Charge:  The  Distribution  Charge is deducted under your Annuity during Annuity Years 1-8. At the end of the 8th Annuity
Year, we will no longer deduct the  Distribution  Charge.  On the date the charge no longer  applies,  your Annuity will become subject to a different daily  asset-based  charge.  We will process a transaction  where your Account Value allocated to the Sub-accounts  will be used to purchase new Units of the  Sub-accounts  that  reflect the  Insurance  Charge (and the charge for any optional  benefits you have  elected) but not the  Distribution  Charge.  The number of Units  attributed to your Annuity will be decreased and the Unit Price of each unit of the  Sub-accounts  in which you invested will be increased.  The  adjustment in the number of Units and Unit Price will not affect your Account  Value.  Beginning  on that date,  your Account  Value will be  determined  based on the change in the value of
Units that reflect the Insurance Charge and any other optional benefits that you have elected.

Termination  of  Optional  Benefits:  Except for the  Guaranteed  Minimum  Income  Benefit and the  Combination  5% Roll-up and Highest
Anniversary Value Death Benefit which cannot be terminated by the owner once elected,  if any optional benefit  terminates,  we will no longer  deduct the charge we apply to purchase  the  optional  benefit.  On the date the charge no longer  applies,  your  Annuity will become  subject to a different  daily  asset-based  charge.  We will process a transaction  where your Account  Value  allocated to the
Sub-accounts  will be used to purchase new Units of the Sub-accounts  that reflect the Insurance  Charge,  the Distribution  Charge (if applicable)  and any  optional  benefit or program  still  elected,  but not the charge for the  optional  benefit or program  that you terminated.  The number of Units  attributed to your Annuity will be decreased and the Unit Price of each unit of the  Sub-accounts  in which you  invested  will be  increased.  The  adjustment  in the number of Units and Unit Price will not affect  your  Account  Value.
Beginning on that date,  your Account  Value will be  determined  based on the change in the value of Units that reflect the  Insurance
Charge, the Distribution Charge (if applicable) and any other optional benefits that you have elected.

TAX CONSIDERATIONS

The tax  considerations  associated  with the Annuity  vary  depending on whether the  contract is (i) owned by an  individual  and not associated with a tax-favored  retirement plan (including  contracts held by a non-natural  person,  such as a trust acting as an agent for a natural  person),  or (ii) held under a tax-favored  retirement plan. We discuss the tax  considerations  for these categories of contracts  below.  The discussion is general in nature and describes  only federal income tax law (not state or other tax laws).  It is based on current law and  interpretations,  which may change.  The discussion  includes a description  of certain  spousal rights under the contract and under  tax-qualified  plans.  Our  administration  of such spousal  rights and related tax reporting  accords with our understanding  of the Defense of Marriage Act (which  defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite  sex).  The  information  provided is not  intended as tax advice.  You should  consult  with a qualified  tax advisor for complete  information  and advice.  References  to purchase  payments  below  relates to your cost basis in your  contract.
Generally,  your cost basis in a contract not associated  with a tax-favored  retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

This contract may also be purchased as a  non-qualified  annuity (i.e., a contract not held under a tax-favored  retirement  plan) by a trust  or  custodial  IRA or  403(b)  account,  which  can hold  other  permissible  assets  other  than the  annuity.  The  terms  and administration  of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s,  as applicable,  are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS  (NOT ASSOCIATED WITH  TAX-FAVORED  RETIREMENT  PLANS)

 Taxes Payable by You

We believe the contract is an annuity  contract  for tax  purposes.  Accordingly,  as a general  rule,  you should not pay any tax until you receive  money under the contract.

Generally,  annuity  contracts  issued by the same  company  (and  affiliates)  to you during the same  calendar  year must be treated as one annuity  contract for purposes of determining the amount subject to tax under the rules  described  below.

It is possible that the Internal  Revenue  Service  (IRS) would assert that some or all of the charges for the  optional  benefits  under the contract should be treated for federal  income tax purposes as a partial  withdrawal  from the contract.  If this were the case,  the charge for this benefit could be deemed a withdrawal  and treated as taxable to the extent there are earnings in the contract.  Additionally,  for owners under age 591/2, the taxable  income  attributable  to the charge for the benefit  could be subject to a tax  penalty.If  the IRS determines  that the charges for one or more  benefits  under the contract are taxable  withdrawals,  then the sole or surviving  owner will be  provided  with a  notice  from us  describing  available  alternatives  regarding  these  benefits.

Taxes  on  Withdrawals  and Surrender

If  you make a withdrawal  from your contract or surrender it before annuity  payments  begin,  the amount you receive will be taxed as ordinary income,  rather than as return of purchase payments,  until all gain has been withdrawn.  You will generally be taxed on any  withdrawals  from the contract while you are alive even if the  withdrawal is paid to someone  else.

If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal.

If you transfer  your  contract for less than full  consideration,  such as by gift,  you will trigger tax on any gain in the contract.
This rule does not apply if you  transfer  the  contract  to your  spouse or under most  circumstances  if you  transfer  the  contract incident to divorce.

Taxes on Annuity  Payments

A  portion of each annuity  payment you receive will be treated as a partial  return of your purchase  payments and will not be taxed.
The  remaining  portion will be taxed as ordinary  income.  Generally,  the  nontaxable portion is determined by multiplying the annuity payment you receive by a fraction,  the numerator of which is your purchase  payments (less any amounts  previously received  tax-free) and the denominator of which is the total expected payments under the contract.

After the full amount of your purchase  payments have been recovered  tax-free,  the full amount of the annuity payments will be taxable.  If annuity  payments stop due to the death of the annuitant  before the full amount of your purchase  payments have been recovered,  a tax deduction may be allowed for the  unrecovered  amount.

Tax  Penalty on Withdrawals  and Annuity  Payments

Any  taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:
o        the  amount  is paid on or after you reach age 591/2or die;
o        the amount received is attributable to your becoming disabled;
o        generally the amount  paid or  received  is in the form of  substantially  equal  payments  not less  frequently  than  annually
         (Please  note  that substantially  equal  payments  must continue  until the later of reaching age 591/2or 5 years.
          Modification  of payments  during that time period will result in retroactive application of the 10% tax penalty.); or
o        the  amount  received  is paid under an  immediate  annuity  contract  (in which  annuity  payments  begin  within one year of purchase).

Special Rules in Relation to Tax-Free Exchanges Under Section 1035

Section 1035 of the Internal  Revenue Code of 1986, as amended (Code) permits certain tax-free  exchanges of a life insurance,  annuity or  endowment  contract  for an annuity.  If the annuity is  purchased  through a tax-free  exchange  of a life  insurance,  annuity or endowment  contract that was purchased  prior to August 14, 1982,  then any purchase  payments made to the original  contract  prior to
August 14, 1982 will be treated as made to the new contract  prior to that date.  [(See Federal Tax Status  section in the Statement of
Additional  Information.)]

 Partial  surrenders  may be  treated  in the same way as  tax-free  1035  exchanges  of  entire  contracts, therefore  avoiding  current  taxation of any gains in the contract as well as the 10% tax penalty on pre-age  591/2  withdrawals.  The
IRS has  reserved  the right to treat  transactions  it considers  abusive as  ineligible  for this  favorable  partial  1035  exchange treatment.  We do not know  what  transactions  may be  considered  abusive.  For  example  we do not  know how the IRS may view  early withdrawals or  annuitizations  after a partial exchange.  In addition,  it is unclear how the IRS will treat a partial exchange from a life  insurance,  endowment,  or annuity  contract  into an  immediate  annuity.  As of the date of this  prospectus,  we will accept a partial  1035  exchange  from a  non-qualified  annuity into an immediate  annuity as a  "tax-free"  exchange for future tax  reporting purposes,  except  to the  extent  that we, as a  reporting  and  withholding  agent,  believe  that we would be  expected  to deem the transaction to be abusive.  However,  some insurance  companies may not recognize  these partial  surrenders as tax-free  exchanges and may report them as taxable  distributions  to the extent of any gain  distributed  as well as  subjecting  the  taxable  portion of the distribution  to the 10% tax  penalty.  We strongly  urge you to discuss  any  transaction  of this type with your tax  advisor  before proceeding with the transaction.

Taxes Payable by  Beneficiaries

The  death benefit options are subject to income tax to the extent the distribution  exceeds  the cost basis in the  contract.
 The value of the death  benefit,  as  determined  under  federal  law, is also included in the owner's estate.

Generally,  the same tax rules  described  above would also apply to amounts  received by your  beneficiary.  Choosing any option other than a lump sum death benefit may defer taxes.  Certain minimum  distribution  requirements apply upon your death, as discussed further below.
Tax consequences to the beneficiary vary among the death benefit payment options.

o      Choice   1:   the   beneficiary   is  taxed  on earnings in the contract.
o      Choice 2: the  beneficiary  is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).
o      Choice 3: the  beneficiary  is taxed on each payment  (part will be treated as earnings and part as return of premiums).

Considerations for Contingent  Annuitants:  There may be adverse tax consequences if a Contingent  Annuitant succeeds an Annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred  treatment  under certain  sections of the Code.
In general,  the Code is designed to prevent indefinite  deferral of tax.  Continuing the benefit of tax deferral by naming one or more
Contingent  Annuitants when the Annuity is owned by a non-qualified  trust might be deemed an attempt to extend the tax deferral for an indefinite  period.  Therefore,  adverse tax treatment may depend on the terms of the trust, who is named as Contingent  Annuitant,  as well as the  particular  facts and  circumstances.  You should  consult your tax advisor  before  naming a Contingent  Annuitant if you expect to use an Annuity in such a fashion.

Reporting and Withholding on  Distributions

Taxable  amounts  distributed  from your annuity  contracts are subject to federal and state income tax reporting and withholding.  In general,  we will withhold  federal income tax from the taxable portion of such  distribution based on the type of  distribution.  In the case of an annuity or similar  periodic  payment,  we will withhold as if you are a married individual with 3 exemptions  unless you designate a different  withholding  status.  In the case of all other  distributions,  we will withhold at a 10% rate.  You may generally  elect not to have tax withheld from your payments.  An election out of withholding  must be made on forms  that we  provide.

State  income  tax  withholding  rules  vary and we will  withhold  based on the rules of your State of residence.  Special tax rules apply to withholding for nonresident  aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different  withholding  rate may be  applicable to a  nonresident  alien based on the terms of an existing  income tax treaty between the United States and the  nonresident  alien's  country.  Please refer to the discussion  below  regarding  withholding rules for tax favored plans (for example, an IRA).

Regardless of the amount  withheld by us, you are liable for payment of federal and state income tax on the taxable  portion of annuity distributions.  You should  consult  with your tax  advisor  regarding  the  payment of the correct  amount of these  income  taxes and potential  liability if you fail to pay such taxes.

Annuity  Qualification

Diversification  And Investor Control. In order to qualify for the tax rules applicable to annuity contracts  described above, the assets underlying the variable  investment  options of the annuity contract  must be  diversified,  according  to  certain  rules.  We  believe  these  diversification  rules  will be met.

An  additional requirement  for  qualification  for the tax  treatment  described  above is that we,  and not you as the  contract  owner, must  have sufficient  control over the  underlying  assets to be treated as the owner of the  underlying  assets for tax purposes.
While we also believe these investor  control rules will be met, the Treasury  Department may promulgate  guidelines  under which a variable  annuity will not be treated as an annuity for tax  purposes if persons  with  ownership  rights have  excessive  control  over the  investments underlying such variable  annuity.  It is unclear whether such guidelines,  if in fact promulgated,  would have retroactive  effect. It is also unclear what effect,  if any, such guidelines may have on transfers  between the investment  options  offered  pursuant to this
Prospectus.  We will take any action,  including modifications to your Annuity or the investment options,  required to comply with such guidelines if  promulgated.

Please  refer to the Statement of Additional  information for further  information on these  Diversification and Investor Control issues.

Required  Distributions  Upon Your Death. Upon your death,  certain  distributions  must be made under the contract.  The required  distributions  depend on whether you die before you start taking annuity  payments under the contract or after you start taking annuity  payments under the  contract.

If  you die on or after the annuity date, the remaining  portion of the interest in the contract must be distributed at least as rapidly as under the method of  distribution  being used as of the date of death.

If you die before the annuity date, the entire interest in the contract must be distributed  within 5 years after the date of death.
 However, if a periodic  payment option is selected by your designated  beneficiary  and if such payments begin within 1 year of your death,  the value of the contract may be distributed  over the  beneficiary's  life or a period not exceeding the  beneficiary's  life  expectancy.
Your  designated  beneficiary  is the person to whom benefit  rights under the contract pass by reason of death,  and must be a natural person in order to elect a periodic  payment  option  based on life  expectancy  or a period  exceeding  five  years.

If the contract is payable to (or for the benefit of) your  surviving  spouse,  that  portion of the  contract  may be  continued  with your spouse as the owner.

Changes In The Contract.  We reserve the right to make any changes we deem  necessary to assure that the contract  qualifies as an annuity  contract for tax  purposes.  Any such changes will apply to all contract  owners and you will be given notice to the extent feasible under the circumstances.

Additional Information

You should refer to the Statement of Additional Information if:

o      The contract is held by a  corporation  or other entity  instead of by an individual or as agent for an individual.
o      Your contract was issued in exchange for a contract  containing  purchase payments made before August 14, 1982.
o      You transfer  your  contract to, or  designate,  a  beneficiary  who is either 37 1/2 years younger than you or a grandchild.
o      You  purchased  more  than one  annuity  contract  from the same  insurer  within  the same calendar year (other than contracts held by tax favored plans).

CONTRACTS HELD BY TAX FAVORED PLANS

The  following  discussion  covers annuity  contracts held under  tax-favored  retirement plans.

Currently,  the contract may be purchased for use in connection  with  individual  retirement  accounts and annuities  (IRAs) which are subject to Sections  408(a),  408(b) and 408A of the Code. In addition,  this  contract may be purchased  for use in connection  with a corporate  Pension and  Profit-sharing  plan  (subject to 401(a) of the Code),  H.R.  10 plans (also known as Keogh  Plans,  subject to
401(a) of the Code),  Tax  Sheltered  Annuities  (subject to 403(b) of the Code,  also known as Tax Deferred  Annuities  or TDAs),  and
Section 457 plans (subject to 457 of the Code. This  description  assumes that you have satisfied the  requirements for eligibility for these products.

    This contract may also be purchased as a non-qualified  annuity (i.e., a contract not held under a tax-favored  retirement plan) by a trust or  custodial  IRA or  403(b)  account,  which  can hold  other  permissible  assets  other  than the  annuity.  The  terms and administration  of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s,  as applicable,  are the responsibility of the applicable trustee or custodian.

    You should be aware that tax favored plans such as IRAs generally provide income tax deferral  regardless of whether they invest in annuity  contracts.  This means that when a tax  favored  plan  invests in an annuity  contract,  it  generally  does not result in any additional taxbenefits (such as income tax deferral and income tax free transfers).

Types of Tax Favored Plans

    IRAs.  If you buy a contract for use as an IRA, we will provide you a copy of the  prospectus  and  contract.  The "IRA  Disclosure
Statement" contains  information about eligibility,  contribution  limits, tax particulars,  and other IRA information.  In addition to this  information  (some of which  is  summarized  below),  the IRS  requires  that you have a "free  look"  after  making  an  initial contribution to the contract.  During this time, you can cancel the contract by notifying us in writing,  and we will refund all of the purchase  payments under the contract (or, if provided by applicable  state law, the amount  credited under the contract,  if greater), less any applicable federal and state income tax withholding.

    Contributions  Limits/Rollovers.  Because of the way the contract is designed, you may purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified  retirement  plan, as a transfer from another IRA or as a current  contribution.  In 2004 the limit is $3,000;  increasing in 2005 to 2007, to $4,000; and for 2008, $5,000.  After 2008 the contribution  amount will be indexed for inflation.  The tax law also provides for a catch-up  provision for individuals  who are age 50 and above.  These taxpayers will be permitted to contribute an additional $500 in years 2004 to 2005 and an additional $1,000 in 2006 and years thereafter.

    The "rollover" rules under the Code are fairly  technical;  however,  an individual (or his or her surviving  spouse) may generally
"roll  over"  certain  distributions  from tax  favored  retirement  plans  (either  directly  or within 60 days from the date of these distributions)  if he or she  meets  the  requirements  for  distribution.  Once  you  buy  the  contract,  you can  make  regular  IRA contributions  under the contract (to the extent permitted by law).  However,  if you make such regular IRA  contributions,  you should note that you will not be able to treat the contract as a "conduit  IRA," which means that you will not retain  possible  favorable tax treatment if you subsequently  "roll over" the contract funds originally  derived from a qualified  retirement plan or TDA into another
Section 401(a) plan or TDA.

    Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o   You, as owner of the  contract,  must be the  "annuitant"  under the contract  (except in certain  cases  involving the division of property under a decree of divorce);

o    Your rights as owner are non-forfeitable;

o   You cannot sell, assign or pledge the contract;

o   The annual  contribution  you pay cannot be greater than the maximum amount allowed by law,  including  catch-up  contributions  if applicable (which does not include any rollover amounts);

o   The date on which annuity  payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and

o   Death and annuity payments must meet "minimum distribution requirements" described below.

    Usually,  the full amount of any distribution  from an IRA (including a distribution from this contract) which is not a rollover is taxable.  As taxable income,  these  distributions are subject to the general tax withholding rules described  earlier.  In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

o    A 10% "early distribution penalty" described below;

o   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

o   Failure to take a minimum distribution also described below.

    SEPs. SEPs are a variation on a standard IRA, and contracts  issued to a SEP must satisfy the same general  requirements  described under IRAs (above).  There are, however, some differences:

o   If you  participate in a SEP, you generally do not include in income any employer  contributions  made to the SEP on your behalf up to the lesser of (a) $41,000 in 2004 or (b) 25% of the employee's earned income (not including  contribution as "earned income" for these  purposes).  However,  for these  purposes,  compensation  in excess of  certain  limits  established  by the IRS will not be
    considered.   In 2004, this limit is $205,000;

o   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

o   SEPs for small employers  permit salary  deferrals up to $13,000 in 2004 with the employer making these  contributions  to the SEP.
    However, no new "salary reduction" or "SAR-SEPs" can be established after 1996.  Individuals  participating in a SARSEP who are age
    50 or above by the end of the year will be permitted to contribute an additional  $3,000 in 2004,  increasing in $1,000  increments per year until reaching $5,000 in 2006.  Thereafter, the amount is indexed for inflation.

You will also be provided the same  information,  and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

    ROTH IRAs. Like standard IRAs,  income within a Roth IRA accumulates  tax-free,  and  contributions are subject to specific limits.
Roth IRAs have, however, the following differences:

o   Contributions to a Roth IRA cannot be deducted from your gross income;

o "Qualified  distributions"  from a Roth IRA are excludable  from gross income.  A "qualified  distribution"  is a  distribution  that satisfies two  requirements:  (1) the distribution  must be made (a) after the owner of the IRA attains age 591/2; (b) after the owner's death;  (c) due to the owner's  disability;  or (d) for a qualified  first time  homebuyer  distribution  within the meaning of Section
72(t)(2)(F)  of the Code;  and (2) the  distribution  must be made in the year that is at least five tax years after the first year for which a contribution  was made to any Roth IRA  established for the owner or five years after a rollover,  transfer,  or conversion was made from a traditional IRA to a Roth IRA.  Distributions from a Roth IRA that are not qualified  distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

o   If eligible  (including  meeting income  limitations and earnings  requirements),  you may make  contributions  to a Roth IRA after attaining age 701/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

    Because of the way the contract is designed,  you may purchase a contract for a Roth IRA in connection with a "rollover" of amounts of another  traditional  IRA, conduit IRA, SEP,  SIMPLE-IRA,  a Roth IRA or with a current  contribution.  The Code permits persons who meet certain income limitations  (generally,  adjusted gross income under $100,000),  and who receive certain qualifying  distributions from such  non-Roth  IRAs,  to  directly  rollover  or make,  within 60 days,  a  "rollover"  of all or any part of the  amount of such distribution  to a Roth IRA which  they  establish.  This  conversion  triggers  current  taxation  (but is not  subject to a 10% early distribution  penalty).  Once the contract has been purchased,  regular Roth IRA contributions will be accepted to the extent permitted by law.

      TDAs.  You may own a TDA  generally  if you are either an employer or employee of a  tax-exempt  organization  (as defined  under
Code  Section 501 (c)(3)) or a public  educational  organization,  and you may make  contributions  to a TDA so long as the  employee's rights to the annuity are  nonforfeitable.  Contributions  to a TDA, and any  earnings,  are not taxable  until  distribution.  You may also make  contributions  to a TDA under a salary  reduction  agreement,  generally  up to a maximum of  $13,000  in 2004.  Individuals participating  in a TDA who are age 50 or above by the end of the year will be permitted to contribute  an  additional  $3,000 in 2004, increasing in $1,000  increments  per year until reaching  $5,000 in 2006.  Thereafter,  the amount is indexed for inflation.  Further, you may roll over TDA amounts to another TDA or an IRA.  You may also roll over TDA amounts to a qualified  retirement  plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions  (other than  "grandfathered"  amounts held as of December
31, 1988) may be made only on account of:

o   Your attainment of age 591/2;
o   Your severance of employment;
o   Your death;
o   Your total and permanent disability; or
o   Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

      In any event,  you must begin  receiving  distributions  from your TDA by April 1st of the calendar  year after the calendar year you turn age 701/2or retire, whichever is later.

    These  distribution  limits do not apply either to transfers or exchanges  of  investments  under the  contract,  or to any "direct transfer"  of your  interest in the  contract  to another TDA or to a mutual fund  "custodial  account"  described  under Code  Section
403(b)(7).

    Employer  contributions to TDAs are subject to the same general  contribution,  nondiscrimination,  and minimum participation rules applicable to "qualified" retirement plans.

Minimum Distribution Requirements and Payment Option

If you hold the contract under an IRA (or other  tax-favored  plan),  IRS minimum  distribution  requirements  must be satisfied.  This means  that  generally  payments  must  start by April 1 of the year  after  the year you reach age 701/2and must be made for each year thereafter.  The amount of the payment must at least equal the minimum required under the IRS rules.  Several choices are available for calculating the minimum amount.  More information on the mechanics of this calculation is available on request.  Please contact us at a reasonable  time before the IRS  deadline  so that a timely  distribution  is made.  Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

    You can use the Minimum Distribution option to satisfy the IRS minimum  distribution  requirements for this contract without either beginning annuity payments or surrendering the contract.  We will distribute to you this minimum  distribution  amount,  less any other partial withdrawals that you made during the year.

Although the IRS rules  determine the required  amount to be distributed  from your IRA each year,  certain  payment  alternatives  are still  available  to you. If you own more than one IRA, you can choose to satisfy your  minimum  distribution  requirement  for each of your IRAs by withdrawing that amount from any of your IRAs.

Penalty for Early Withdrawals

You may owe a 10% tax penalty on the taxable part of  distributions  received from an IRA,  SEP, Roth IRA, TDA or qualified  retirement plan before you attain age 591/2. Amounts are not subject to this tax penalty if:

o   the amount is paid on or after you reach age 591/2or die;

o   the amount received is attributable to your becoming disabled; or

o   generally the amount paid or received is in the form of  substantially  equal payments not less  frequently  than annually  (Please note that  substantially  equal  payments must continue until the later of reaching age 591/2or 5 years.  Modification  of payments during that time period will result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding

Unless a distribution is an eligible  rollover  distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations  described  above),  SEP, 457 government  plan or TDA, we will withhold  federal income tax at the rate of 20%. This
20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other  distributions,  unless you elect otherwise,  we will withhold federal income tax from the taxable portion of such  distribution at an appropriate  percentage.  The rate of withholding on annuity  payments where no mandatory  withholding  is required is determined on the basis of the  withholding  certificate  that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

o   For any  annuity  payments  not  subject  to  mandatory  withholding,  you will have taxes  withheld  by us as if you are a married individual, with 3 exemptions; and

o   For all other distributions, we will withhold at a 10% rate.

    We will  provide you with forms and  instructions  concerning  the right to elect that no amount be withheld  from  payments in the ordinary  course.  However,  you should  know that,  in any event,  you are liable for payment of federal  income  taxes on the taxable portion of the  distributions,  and you should consult with your tax advisor to find out more  information on your potential  liability if you fail to pay such taxes.  There may be additional state income tax withholding requirements.

ERISA Disclosure/Requirements

ERISA (the "Employee  Retirement  Income  Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these  purposes,  an IRA would also  constitute a "plan") from receiving any benefit from any party dealing with the  plan,  as a  result  of the  sale of the  contract.  Administrative  exemptions  under  ERISA  generally  permit  the sale of insurance/annuity  products to plans,  provided that certain  information  is disclosed to the person  purchasing  the  contract.  This information has to do primarily with the fees, charges,  discounts and other costs related to the contract,  as well as any commissions paid to any agent selling the contract.

    Information  about any applicable fees,  charges,  discounts,  penalties or adjustments may be found in the applicable  sections of this Prospectus.

    Information about sales representatives and commissions may be found in the sections of this Prospectus addressing  distribution of the Annuity.

    Please consult your tax advisor if you have any additional questions.

Spousal Consent Rules for Retirement Plans-- Qualified Contracts

If you are married at the time your  payments  commence,  you may be required by federal law to choose an income  option that  provides survivor  annuity  income to your  spouse,  unless your spouse  waives  that right.  Similarly,  if you are married at the time of your death,  federal law may require all or a portion of the death benefit to be paid to your spouse,  even if you  designated  someone else as your beneficiary.  A brief explanation of the applicable rules follows.  For more information,  consult the terms of your retirement arrangement.

    Defined  Benefit Plans,  Money Purchase  Pension Plans,  and ERISA 403(b)  Annuities.  If you are married at the time your payments commence,  federal law requires that benefits be paid to you in the form of a "qualified  joint and survivor  annuity"  (QJSA),  unless you and your spouse waive that right, in writing.  Generally,  this means that you will receive a reduced payment during your life and, upon your death,  your spouse will receive at least  one-half of what you were  receiving  for life.  You may elect to receive  another income option if your spouse  consents to the election and waives his or her right to receive the QJSA. If your spouse  consents to the alternative  form of payment,  your spouse may not receive any benefits  from the plan upon your death.  Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin  receiving  your benefit.  This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified  pre-retirement  survivor annuity" (QPSA). If the plan pays death  benefits to other  beneficiaries,  you may elect to have a  beneficiary  other than your spouse  receive the death benefit,  but only if your spouse  consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the  alternate  beneficiary,  your  spouse  will  receive no benefits  from the plan upon your  death.  Any QPSA  waiver  prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

    Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required.  Upon your death, your spouse will  receive the entire  death  benefit,  even if you  designated  someone  else as your  beneficiary,  unless your spouse consents  in writing to waive this  right.  Also,  if you are married  and elect an annuity as a periodic  income  option,  federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

    IRAs,  non-ERISA 403(b)  Annuities,  and 457 Plans.  Spousal consent to a distribution is not required.  Upon your death, any death benefit will be paid to your designated beneficiary.

Additional Information

For additional information about federal tax law requirements applicable to tax favored plans, see the IRA Disclosure Statement.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements and reports  required by applicable  law or regulation to you at your last known address of record.  You should therefore  give us prompt  notice of any address  change.  We reserve  the right,  to the extent  permitted  by law and subject to your prior consent, to provide any prospectus, prospectus supplements,  confirmations,  statements and reports required by applicable law or regulation to you through our Internet Website at  http://www.americanskandia.prudential.com  or any other electronic means,  including diskettes or CD ROMs.  We send a  confirmation  statement to you each time a  transaction  is made  affecting  Account  Value,  such as making additional Purchase Payments,  transfers,  exchanges or withdrawals.  We also send quarterly  statements  detailing the activity affecting your Annuity during the calendar quarter.  We may confirm regularly  scheduled  transactions,  such as the Annual Maintenance
Fee, systematic withdrawals (including 72(t) payments and required minimum distributions),  bank drafting,  dollar cost averaging,  and static  rebalancing,  in quarterly  statements  instead of confirming  them  immediately.  You should review the  information  in these statements  carefully.  You may request additional  reports.  We reserve the right to charge up to $50 for each such additional report.
We may also send an annual report and a semi-annual  report  containing  applicable  financial  statements for the Separate Account and the  Portfolios,  as of December 31 and June 30,  respectively,  to Owners or, with your prior consent,  make such documents  available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American  Skandia Life Assurance  Corporation  ("American  Skandia") is a stock life insurance  company  domiciled in Connecticut  with licenses in all 50 states,  the  District of Columbia  and Puerto  Rico.  American  Skandia is a  wholly-owned  subsidiary  of American
Skandia,  Inc.  ("ASI"),  whose ultimate parent is Prudential  Financial,  Inc. American Skandia markets its products to broker-dealers and financial  planners  through an internal field marketing  staff. In addition,  American  Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

American Skandia is in the business of issuing annuity and life insurance  products.  American  Skandia  currently offers the following products:  (a) flexible  premium deferred  annuities and single premium fixed deferred  annuities that are registered with the SEC; (b)
certain other fixed  deferred  annuities  that are not registered  with the SEC; and (c) both fixed and variable  immediate  adjustable annuities.

Effective May 1, 2003,  Skandia U.S. Inc.,  the sole  shareholder  of ASI,  which is the parent of American  Skandia,  was purchased by
Prudential  Financial,  Inc.  Prudential  Financial,  Inc. is a New Jersey insurance  holding company whose subsidiary  companies serve individual and  institutional  customers  worldwide and include The Prudential  Insurance  Company of America,  one of the largest life insurance  companies in the U.S.  These  companies  offer a variety of products and services,  including life  insurance,  property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration,  asset management,  securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company other than  American  Skandia has any legal  responsibility  to pay amounts that it owes under its annuity and variable life insurance  contracts.  However,  Prudential  Financial  exercises  significant  influence over the operations and capital  structure of
American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The  separate  accounts are where  American  Skandia sets aside and invests the assets of some of our  annuities.  In the  accumulation period,  assets  supporting  Account Values of the Annuities are held in a separate account  established under the laws of the State of
Connecticut.  We are the legal  owner of assets in the  separate  accounts.  In the payout  period,  assets  supporting  fixed  annuity payments and any adjustable  annuity payments we make available are held in our general  account.  Assets  supporting  variable annuity payment options may be invested in our separate  accounts.  Income,  gains and losses from assets allocated to these separate  accounts are credited to or charged against each such separate  account without regard to other income,  gains or losses of American  Skandia or of any other of our separate  accounts.  These assets may only be charged with  liabilities  which arise from the  Annuities  issued by
American  Skandia.  The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment  performance of such Sub-accounts.  However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in
Sub-accounts of American  Skandia Life Assurance  Corporation  Variable  Account B, also referred to as "Separate  Account B". Separate
Account B was  established  by us pursuant to  Connecticut  law on November  25,  1987.  Separate  Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  The name of each Sub-account generally  corresponds to the name of the underlying  Portfolio.  Each Sub-account in Separate
Account B may have several  different  Unit Prices to reflect the  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charges for any optional  benefits that are offered under this Annuity and other  annuities  issued by us through  Separate  Account B.
Separate  Account  B is  registered  with the SEC  under  the  Investment  Company  Act of 1940  ("Investment  Company  Act") as a unit investment trust, which is a type of investment company.  The SEC does not supervise  investment  policies,  management or practices of
Separate Account B.

Prior to November 18, 2002,  Separate  Account B was organized as a single  separate  account with six different  Sub-account  classes, each of which was registered as a distinct unit investment trust under the Investment  Company Act.  Effective  November 18, 2002, each
Sub-account  class of Separate  Account B was  consolidated  into the unit  investment  trust  formerly  named  American  Skandia  Life
Assurance  Corporation  Variable  Account B (Class 1  Sub-accounts),  which was  subsequently  renamed  American Skandia Life Assurance
Corporation  Variable  Account B. Each  Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each  combination  of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charge for each optional benefit offered under Annuity  contracts funded through  Separate  Account B. The  consolidation of Separate Account B had no impact on
Annuity Owners.

We reserve the right to make changes to the  Sub-accounts  available  under the Annuity as we determine  appropriate.  We may offer new
Sub-accounts,  eliminate  Sub-accounts,  or combine  Sub-accounts at our sole discretion.  We may also close Sub-accounts to additional
Purchase  Payments on existing  Annuity  contracts or close  Sub-accounts  for Annuities  purchased on or after specified dates. We may also substitute an underlying  mutual fund or portfolio of an underlying  mutual fund for another  underlying  mutual fund or portfolio of an  underlying  mutual fund,  subject to our receipt of any  exemptive  relief that we are  required to obtain under the  Investment
Company Act.  We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

Values and benefits based on allocations to the Sub-accounts  will vary with the investment  performance of the underlying mutual funds or fund  portfolios,  as applicable.  We do not guarantee the investment  results of any  Sub-account.  Your Account Value allocated to the  Sub-accounts  may increase or decrease.  You bear the entire  investment  risk.  There is no assurance  that the Account  Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D
During the  accumulation  period,  assets  supporting our  obligations  based on Fixed  Allocations  are held in American  Skandia Life
Assurance  Corporation  Separate Account D, also referred to as "Separate  Account D". Such obligations are based on the fixed interest rates we credit to Fixed  Allocations  and the terms of the Annuities.  These  obligations do not depend on the investment  performance of the assets in Separate Account D.  Separate Account D was established by us pursuant to Connecticut law.

There are no units in  Separate  Account  D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An  Annuity  Owner who allocates  a portion of their  Account  Value to  Separate  Account D does not  participate  in the  investment  gain or loss on assets maintained  in  Separate  Account  D. Such gain or loss  accrues  solely  to us.  We  retain  the risk that the value of the  assets in
Separate  Account D may drop below the  reserves and other  liabilities  we must  maintain.  Should the value of the assets in Separate
Account D drop below the reserve and other  liabilities  we must  maintain in relation to the  annuities  supported by such assets,  we will transfer  assets from our general account to Separate  Account D to make up the  difference.  We have the right to transfer to our general  account any assets of Separate  Account D in excess of such  reserves and other  liabilities.  We maintain  assets in Separate
Account D supporting a number of annuities we offer.

We currently employ  investment  managers to manage the assets  maintained in Separate Account D. Each manager we employ is responsible for  investment  management  of a different  portion of Separate  Account D. From time to time  additional  investment  managers may be employed or investment  managers may cease being  employed.  We are under no obligation to employ or continue to employ any  investment manager(s) and have sole discretion over the investment managers we retain.

We are not  obligated to invest  according to specific  guidelines  or strategies  except as may be required by  Connecticut  and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying  mutual fund is registered as an open-end  management  investment  company under the Investment  Company Act. Shares of the  underlying  mutual fund  portfolios  are sold to separate  accounts of life  insurance  companies  offering  variable  annuity and variable life insurance products.  The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying  mutual funds in which the Sub-accounts  invest.  However,  under SEC rules, you have voting rights in relation to Account Value  maintained in the  Sub-accounts.  If an underlying  mutual fund  portfolio  requests a vote of  shareholders,  we will vote our shares  based on  instructions  received  from Owners with  Account  Value  allocated  to that
Sub-account.  Owners  have the right to vote an amount  equal to the number of shares  attributable  to their  contracts.  If we do not receive voting  instructions in relation to certain  shares,  we will vote those shares in the same manner and proportion as the shares for which we have  received  instructions.  We will furnish  those  Owners who have Account  Value  allocated  to a  Sub-account  whose underlying  mutual fund  portfolio has requested a "proxy" vote with proxy  materials and the necessary  forms to provide us with their voting  instructions.  Generally,  you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment  strategy,  adoption of a new investment advisory  agreement,  or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia  Trust (the  "Trust")  has  obtained an  exemption  from the  Securities  and  Exchange  Commission  that permits its co-investment  advisers,  American  Skandia  Investment  Services,  Incorporated  ("ASISI") and Prudential  Investments LLC, subject to approval by the Board of Trustees of the Trust, to change  sub-advisors for a Portfolio and to enter into new sub-advisory  agreements, without  obtaining  shareholder  approval of the changes.  This exemption  (which is similar to exemptions  granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate  the efficient  supervision  and management of the sub-advisors by ASISI,  Prudential  Investments LLC and the Trustees. The Trust is required,  under the terms of the exemption,  to provide certain  information to shareholders  following these types of changes.  We may add new Sub-accounts that invest in a series of underlying  funds other than the Trust that is managed by an  affiliate.  Such  series of funds may have a similar  order from the SEC.
You also should review the prospectuses for the other  underlying  funds in which various  Sub-accounts  invest as to whether they have obtained similar orders from the SEC.

Material Conflicts
It is possible  that  differences  may occur  between  companies  that offer  shares of an  underlying  mutual fund  portfolio to their respective  separate  accounts  issuing  variable  annuities  and/or  variable  life  insurance  products.  Differences  may also occur surrounding  the offering of an underlying  mutual fund portfolio to variable life insurance  policies and variable  annuity  contracts that we offer. Under certain  circumstances,  these differences could be considered  "material  conflicts," in which case we would take necessary  action to protect  persons with voting rights under our variable  annuity  contracts and variable  life  insurance  policies against persons with voting rights under other insurance  companies'  variable  insurance  products.  If a "material  conflict" were to arise between owners of variable  annuity  contracts and variable life insurance  policies issued by us we would take necessary  action to treat  such  persons  equitably  in  resolving  the  conflict.  "Material  conflicts"  could  arise  due to  differences  in  voting instructions  between owners of variable life insurance and variable annuity contracts of the same or different  companies.  We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia
American  Skandia or our affiliates have entered into  agreements with the investment  adviser or distributor of many of the underlying
Portfolios.  Under the terms of these agreements,  American Skandia provides  administrative and support services to the Portfolios for which it receives a fee of up to 0.50%  (currently)  of the average  assets  allocated  to the  Portfolios  under the Annuity  from the investment  adviser,  distributor  and/or the fund. Any fees payable will be consistent with the services rendered or the expected cost savings  resulting  from the  arrangement.  These  agreements  may be different for each  underlying  mutual fund whose  portfolios are offered as Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American  Skandia  Marketing,  Incorporated  ("ASM"),  a wholly-owned  subsidiary of American  Skandia,  Inc., is the  distributor  and principal  underwriter of the securities  offered through this prospectus.  ASM acts as the distributor of a number of annuity and life insurance  products we offer and  co-distributor of American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual  funds.  ASM also acts as an  introducing  broker-dealer  through  which it  receives  a portion  of  brokerage  commissions  in connection  with  purchases  and sales of  securities  held by  portfolios  of American  Skandia  Trust which are offered as underlying investment options under the Annuity.

ASM's principal  business  address is One Corporate Drive,  Shelton,  Connecticut  06484. ASM is registered as broker-dealer  under the
Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous  basis. ASM enters into  distribution  agreements with  broker-dealers  who are registered under the  Exchange  Act and with  entities  that may offer the Annuity  but are exempt from  registration  ("firms").  Applications  for the
Annuity are solicited by registered  representatives of those firms. Such  representatives  will also be our appointed insurance agents under state insurance law.  In addition, ASM may offer the Annuity directly to potential purchasers.

Commissions are paid to firms on sales of the Annuity according to one or more schedules.  The individual  representative  will receive a portion of the  compensation,  depending on the  practice of his or her firm.  Commissions  are  generally  based on a percentage  of
Purchase  Payments  made,  up to a maximum of 5.5%.  Alternative  compensation  schedules  are  available  that provide a lower initial commission  plus ongoing  annual  compensation  based on all or a portion of Account  Value.  We may also provide  compensation  to the distributing  firm for  providing  ongoing  service to you in relation  to the  Annuity.  Commissions  and other  compensation  paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition,  in an effort to promote the sale of our products (which may include the placement of American  Skandia and/or the Annuity on a preferred or  recommended  company or product list and/or access to the firm's  registered  representatives),  we or ASM may enter into  compensation  arrangements with certain  broker-dealer  firms or branches of such firms with respect to certain or all registered representatives  of such firms under which such firms may receive  separate  compensation  or  reimbursement  for,  among other things, training of sales personnel  and/or  marketing  and/or  administrative  and/or other services they provide to us or our affiliates.  To the extent  permitted by NASD rules and other  applicable laws and regulations,  ASM may pay or allow other  promotional  incentives or payments  in the form of cash or  non-cash  compensation.  These  arrangements  may not be  offered  to all firms and the terms of such arrangements  may differ  between firms.  You should note that firms and  individual  registered  representatives  and branch  managers within some firms  participating in one of these compensation  arrangements might receive greater  compensation for selling the Annuity than for selling a different annuity that is not eligible for these  compensation  arrangements.  While compensation is generally taken into account as an expense in considering the charges  applicable to an annuity product,  any such  compensation  will be paid by us or
ASM and will not result in any additional  charge to you. Overall  compensation  paid to the distributing  firm does not exceed,  based on  actuarial  assumptions,  8.5% of the total  Purchase  Payments  made.  Your  registered  representative  can  provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

Advertising:  We may advertise  certain  information  regarding the performance of the investment  options.  This  information may help you review the performance of the investment  options and provide a basis for comparison  with other  annuities.  This  information may be less useful when  comparing  the  performance  of the  investment  options with other  savings or  investment  vehicles.  Such other investments  may  not  provide  some  of the  benefits  of  annuities,  or may  not be  designed  for  long-term  investment  purposes.
Additionally, other savings or investment vehicles may not receive the beneficial tax treatment given to annuities under the Code.

We may advertise the  performance  of the  Portfolios in the form of "Standard" and  "Non-standard"  Total Returns  calculated for each
Sub-account.  "Standard  Total Return" figures assume a hypothetical  initial  investment of $1,000  allocated to a Sub-account  during the most recent,  one, five and ten year periods (or since the inception date that the Portfolio has been offered as a Sub-account,  if less).  "Standard Total Return" figures assume that the applicable  Insurance Charge,  Distribution  Charge and the Annual  Maintenance
Fee are deducted and that the Annuity is surrendered at the end of the applicable  period,  meaning that any Contingent  Deferred Sales
Charge that would apply upon surrender is also deducted.  "Non-standard  Total Return" figures include any performance  figures that do not meet the SEC's rules for Standard  Total  Returns.  Non-standard  Total Returns are  calculated in the same manner as  standardized returns  except that the figures may not reflect all fees and charges.  In  particular,  they may assume no surrender at the end of the applicable period so that the CDSC does not apply.  "Non-standard  Total Returns" may also assume that the Annual  Maintenance Fee does not apply due to the average Account Value being greater than $100,000,  where the charge is waived.  Standard and  Non-standard  Total
Returns will not reflect the  additional  asset-based  charges that are deducted when you elect any optional  benefits.  The additional cost associated with any optional  benefits you elected will reduce your  performance.  Non-standard  Total Returns must be accompanied by Standard Total Returns.

Some of the underlying  Portfolios existed prior to the inception of these  Sub-accounts.  Performance quoted in advertising  regarding such  Sub-accounts may indicate  periods during which the Sub-accounts  have been in existence but prior to the initial offering of the
Annuities,  or  periods  during  which  the  underlying  Portfolios  have  been in  existence,  but the  Sub-accounts  have  not.  Such hypothetical  historical  performance  is calculated  using the same  assumptions  employed in  calculating  actual  performance  since inception  of the  Sub-accounts.  Hypothetical  historical  performance  of the  underlying  Portfolios  prior to the  existence of the
Sub-accounts may only be presented as Non-standard Total Returns.

We may advertise the performance of money market-type  Sub-accounts  using a measure of the "current and effective yield".  The current yield of a money  market-type  Sub-account is calculated  based upon the previous  seven-day  period ending on the date of calculation.
The effective yield of a money  market-type  Sub-account  reflects the  reinvestment of net income earned daily on the assets of such a
Sub-account.  The current and effective  yields reflect the Insurance  Charge,  Distribution  Charge (if applicable) and the charge for any  optional  benefits  (if  applicable)  deducted  against the  Sub-account.  In a low interest  rate  environment,  yields for money market-type  Sub-accounts,  after  deduction  of the  Insurance  Charge,  Distribution  Charge (if  applicable)  and the charge for any optional  benefits (if applicable) may be negative even though the yield (before  deducting for such charges) is positive.  Current and effective yield  information  will fluctuate.  This information may not provide a basis for comparisons with deposits in banks or other institutions  which pay a fixed yield over a stated  period of time,  or with  investment  companies  which do not serve as  underlying mutual funds for variable annuities and/or do not have additional  asset-based  charges deducted for the insurance  protection provided by the Annuity.

Performance  information on the  Sub-accounts is based on past performance  only and is not an indication or  representation  of future performance.  Performance of the Sub-accounts is not fixed.  Actual  performance will depend on the type,  quality and, for some of the
Sub-accounts,  the  maturities  of the  investments  held by the  underlying  mutual funds or  portfolios  and upon  prevailing  market conditions and the response of the underlying  mutual funds to such conditions.  Actual  performance will also depend on changes in the expenses of the underlying mutual funds or portfolios.  Such changes are reflected,  in turn, in the Sub-accounts  which invest in such underlying  mutual fund or portfolio.  In addition,  the total amount of asset-based  charges  assessed  against each  Sub-account will affect performance.

The information we may advertise  regarding the Fixed  Allocations may include the then current  interest rates we are crediting to new
Fixed  Allocations.  Information  on current rates will be as of the date  specified in such  advertisement.  Rates will be included in advertisements  to the extent  permitted by law. Given that the actual rates  applicable to any Fixed  Allocation are as of the date of any such Fixed  Allocation's  Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute  may also compare the  performance  of our  Sub-accounts  with:  (a) certain  unmanaged  market  indices, including  but not limited to the Dow Jones  Industrial  Average,  the Standard & Poor's 500, the NASDAQ 100, the Shearson  Lehman Bond
Index, the Frank Russell non-U.S.  Universal Mean, the Morgan Stanley Capital  International  Index of Europe, Asia and Far East Funds,
and the Morgan Stanley Capital  International World Index; and/or (b) other management  investment companies with investment objectives similar to the mutual  fund or  portfolio  underlying  the  Sub-accounts  being  compared.  This may include  the  performance  ranking assigned by various publications,  including but not limited to the Wall Street Journal,  Forbes,  Fortune,  Money, Barron's,  Business
Week, USA Today and statistical  services,  including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity
and Closed End Survey,  the Variable  Annuity  Research Data Survey,  SEI, the  Morningstar  Mutual Fund Sourcebook and the Morningstar
Variable Annuity/Life Sourcebook.

American  Skandia Life Assurance  Corporation  may advertise its rankings  and/or ratings by independent  financial  ratings  services.
Such  rankings may help you in  evaluating  our ability to meet our  obligations  in relation to Fixed  Allocations,  pay minimum death benefits,  pay annuity  payments or  administer  Annuities.  Such rankings and ratings do not reflect or relate to the  performance  of
Separate Account B.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
American  Skandia  publishes  annual and quarterly  reports that are filed with the SEC. These reports  contain  financial  information about  American  Skandia that is annually  audited by  independent  accountants.  American  Skandia's  annual report for the year ended
December 31, 2003,  together with subsequent  periodic  reports that American Skandia files with the SEC, are incorporated by reference into this  prospectus.  You can obtain copies,  at no cost, of any and all of this  information,  including the American Skandia annual report that is not ordinarily  mailed to contract owners,  the more current reports and any subsequently  filed documents at no cost by contacting us at American  Skandia - Variable  Annuities;  P.O. Box 7040;  Bridgeport,  CT 06601-7040  (Telephone:  203-926-1888).  The
SEC file number for  American  Skandia is  33-44202.  You may read and copy any filings  made by American  Skandia  with the SEC at the
SEC's Public  Reference  Room at 450 Fifth Street,  Washington,  D.C.  20549-0102.  You can obtain  information on the operation of the
Public  Reference  Room by calling (202)  942-8090.  The SEC maintains an Internet site that contains  reports,  proxy and  information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.
                                                                                             ------------------

FINANCIAL STATEMENTS
The financial  statements of the separate  account and American  Skandia Life  Assurance  Corporation  are included in the Statement of
Additional Information.

HOW TO CONTACT US
You can contact us by:
|X|      calling our Customer Service Team at 1-800-680-8920, or Skandia's telephone automated response system at 1-800-766-4530.
|X|      writing to us via regular  mail at American  Skandia - Variable  Annuities,  Attention:  Stagecoach  Annuity,  P.O.  Box 7040,
       Bridgeport,  Connecticut  06601-7040 OR for express mail American Skandia - Variable Annuities,  Attention:  Stagecoach Annuity,
       One Corporate  Drive,  Shelton,  Connecticut  06484.  NOTE:  Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
|X|      sending an email to service@prudential.com or visiting our Internet Website at www.americanskandia.prudential.com.
|X|      accessing information about your Annuity through our Internet Website at www.americanskandia.prudential.com.

You can obtain account  information by calling our automated  response system and at  www.americanskandia.prudential.com,  our Internet
Website.  Our Customer Service  representatives  are also available  during business hours to provide you with  information  about your account.  You can request  certain  transactions  through our  telephone  voice  response  system,  our  Internet  Website or through a customer service  representative.  You can provide authorization for a third party, including your attorney-in-fact  acting pursuant to a power of attorney,  to access your account  information and perform certain  transactions on your account.  You will need to complete a form provided by us which  identifies those  transactions  that you wish to authorize via telephonic and electronic means and whether you wish to  authorize a third  party to perform any such  transactions.  Please note that unless you tell us  otherwise,  we deem that all  transactions  that are directed by your  investment  professional  with respect to your  Annuity have been  authorized  by you. We require that you or your  representative  provide proper  identification  before performing  transactions over the telephone or through our  Internet  Website.  This may  include a  Personal  Identification  Number  (PIN) that will be  provided  to you upon issue of your
Annuity or you may establish or change your PIN by calling our  automated  response  system and at  www.americanskandia.prudential.com, our Internet  Website.  Any third party that you  authorize to perform  financial  transactions  on your account will be assigned a PIN for your account.

Transactions  requested via telephone are recorded.  To the extent  permitted by law, we will not be responsible for any claims,  loss, liability  or  expense  in  connection  with a  transaction  requested  by  telephone  or  other  electronic  means if we acted on such transaction  instructions after following  reasonable  procedures to identify those persons authorized to perform  transactions on your
Annuity  using  verification  methods  which may include a request for your Social  Security  number,  PIN or other form of  electronic identification.  We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic  information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular and/or express mail will be the only means by which we will accept  transaction  instructions when telephonic,  facsimile,  Internet or any other electronic means are unavailable or delayed.
American  Skandia  reserves  the  right to limit,  restrict  or  terminate  telephonic,  facsimile,  Internet  or any other  electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as  indemnification  for  liabilities  arising  under the  Securities  Act of 1933 (the  "Securities  Act") may be permitted to directors,  officers or persons controlling the registrant pursuant to the foregoing provisions,  the registrant has been informed that in the  opinion  of the SEC such  indemnification  is  against  public  policy as  expressed  in the  Securities  Act and is  therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this  Prospectus,  American  Skandia and its  affiliates  are not  involved in any legal  proceedings  outside of the ordinary  course of business.  American  Skandia and its  affiliates are involved in pending and  threatened  legal  proceedings in the normal  course of its business,  however,  we do not  anticipate  that the outcome of any such legal  proceedings  will have a material adverse  affect  on the  Separate  Account,  or  American  Skandia's  ability  to meet its  obligations  under the  Annuity,  or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

                                 APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  All or some of these  Sub-accounts  are available as investment  options for other variable  annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units:  The  following  table shows:  (a) the Unit Price,  as of the dates  shown,  for Units in each of the
Sub-accounts of Separate  Account B that are being offered  pursuant to this  Prospectus;  and (b) the number of Units  outstanding for each such  Sub-account  as of the dates shown.  Since  November 18, 2002,  we have been  determining,  on a daily basis,  multiple Unit
Prices for each  Sub-account of Separate  Account B. We compute  multiple Unit Prices because several of our variable  annuities invest in the same  Sub-accounts,  and these annuities deduct varying charges that correspond to each combination of the applicable  Insurance
Charge,  Distribution  Charge (when applicable) and the charges for each optional benefit.  Where an asset-based  charge  corresponding to a particular  Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity,  the
Unit Price for the new annuity will be  identical  to that of the  existing  annuity.  In such cases,  we will for  reference  purposes depict,  in the  condensed  financial  information  for the new  annuity,  Unit  Prices  of the  existing  annuity.  The  year in which operations  commenced in each such  Sub-account is noted in  parentheses.  To the extent a Sub-account  commenced  operations  during a particular  calendar year, the Unit Price as of the end of the period  reflects only the partial year results from the  commencement of operations  until December 31st of the applicable  year. When a Unit Price was first  calculated for a particular  Sub-account,  we set the price of that Unit at $10.00  per Unit.  Thereafter,  Unit  Prices  vary  based on market  performance.  Unit  Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2004.

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Wells Fargo Variable Trust - International
Equity (2000)
     With No Optional Benefits
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Wells Fargo Variable Trust - Small Cap Growth
(1999)
     With No Optional Benefits
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Wells Fargo Variable Trust - Growth (1994)
     With No Optional Benefits
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Wells Fargo Variable Trust - Large Company
Growth (1999)
     With No Optional Benefits
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Wells Fargo Variable Trust - Equity Value (1998)
     With No Optional Benefits
     Unit Price                                           $9.10              -              -             -
     Number of Units                                      1,838              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Wells Fargo Variable Trust - Equity Income (1999)
     With No Optional Benefits
     Unit Price                                          $15.79              -              -             -
     Number of Units                                     10,586              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.32              -              -             -
     Number of Units                                     17,889              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.28              -              -             -
     Number of Units                                      1,089              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.25              -              -             -
     Number of Units                                      5,900              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Wells Fargo Variable Trust - Asset Allocation
(1994)
     With No Optional Benefits
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Wells Fargo Variable Trust - Total Return Bond 1
(1999)
     With No Optional Benefits
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Strong International Equity 2 (1989)
     With No Optional Benefits
     Unit Price                                           $7.13           5.53           6.86          8.99
     Number of Units                                    362,254        153,652        136,976        33,897
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.81           9.96              -             -
     Number of Units                                     57,874         19,651              -             -
     With GMWB
     Unit Value                                          $10.81              -              -             -
     Number of Units                                      1,808              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.77           9.95              -             -
     Number of Units                                      8,138            293              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.81              -              -             -
     Number of Units                                        106              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.74              -              -             -
     Number of Units                                     17,098              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST William Blair International Growth 3 (1997)
     With No Optional Benefits
     Unit Price                                          $14.32          10.35          14.10         18.68
     Number of Units                                  1,166,396          7,064          5,277         6,782
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.41           9.72              -             -
     Number of Units                                    470,320         19,565              -             -
     With GMWB
     Unit Value                                          $10.56              -              -             -
     Number of Units                                     18,507              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.38           9.72              -             -
     Number of Units                                     54,833         16,068              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.56              -              -             -
     Number of Units                                      6,110              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.34              -              -             -
     Number of Units                                    103,740              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST American Century International Growth 4
(1997)
     With No Optional Benefits
     Unit Price                                           $6.93           5.62           7.06          9.84
     Number of Units                                    308,238         73,893         60,129        32,368
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.94           9.70              -             -
     Number of Units                                     74,130          4,261              -             -
     With GMWB
     Unit Value                                          $10.60              -              -             -
     Number of Units                                      4,036              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.90           9.69              -             -
     Number of Units                                     12,160            944              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.87              -              -             -
     Number of Units                                        810              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST DeAM International Equity 5 (1994)
     With No Optional Benefits
     Unit Price                                           $5.86           4.43           5.41          8.08
     Number of Units                                     91,736         32,967         29,954        20,311
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.92           9.80              -             -
     Number of Units                                     20,245          4,776              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.88           9.79              -             -
     Number of Units                                        632            279              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.85              -              -             -
     Number of Units                                      5,504              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST MFS Global Equity (1999)
     With No Optional Benefits
     Unit Price                                           $9.40           7.48           8.64          9.72
     Number of Units                                    123,219         46,925         49,536        23,151
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.36           9.87              -             -
     Number of Units                                     34,777          1,488              -             -
     With GMWB
     Unit Value                                          $10.76              -              -             -
     Number of Units                                        421              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.33              -              -             -
     Number of Units                                        416              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.29              -              -             -
     Number of Units                                      4,306              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST PBHG Small-Cap Growth 6 (1994)
     With No Optional Benefits
     Unit Price                                          $17.38          12.12          18.70         20.25
     Number of Units                                    145,364          6,331          2,439           978
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.56           9.48              -             -
     Number of Units                                     52,103          6,251              -             -
     With GMWB
     Unit Value                                          $10.30              -              -             -
     Number of Units                                      3,356              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.53              -              -             -
     Number of Units                                      8,575              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.49              -
     Number of Units                                      9,676              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST DeAM Small-Cap Growth 7 (1999)
     With No Optional Benefits
     Unit Price                                           $6.86           4.71           6.48          9.17
     Number of Units                                    258,089         44,611         41,602        35,743
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.13           9.72              -             -
     Number of Units                                     27,101          2,506              -             -
     With GMWB
     Unit Value                                          $10.36              -              -             -
     Number of Units                                      1,850              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $14.09           9.72              -             -
     Number of Units                                      7,018            277              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.35              -              -             -
     Number of Units                                      1,939              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $14.05              -              -             -
     Number of Units                                      1,850              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Federated Aggressive Growth (2000)
     With No Optional Benefits
     Unit Price                                           $8.33           4.98           7.12          9.08
     Number of Units                                    859,909         25,040         10,912           243
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.47           9.87              -             -
     Number of Units                                    164,946         14,007              -             -
     With GMWB
     Unit Value                                          $10.55              -              -             -
     Number of Units                                      8,491              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $16.42           9.86              -             -
     Number of Units                                     18,658          5,370              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.55              -              -             -
     Number of Units                                      1,546              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.38              -              -             -
     Number of Units                                     37,078              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Gabelli Small-Cap Value 8 (1997)
     With No Optional Benefits
     Unit Price                                          $14.47          10.79          12.06         11.41
     Number of Units                                    962,965         66,744         33,608        15,339
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.49          10.09              -             -
     Number of Units                                    344,340         32,914              -             -
     With GMWB
     Unit Value                                          $10.69              -              -             -
     Number of Units                                     14,484              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.45          10.08              -             -
     Number of Units                                     37,207          6,048              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.68              -              -             -
     Number of Units                                      2,140              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.41              -              -             -
     Number of Units                                    100,155              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST DeAM Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.89           7.69              -             -
     Number of Units                                    131,066            124              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.25          10.09              -             -
     Number of Units                                     30,696          1,519              -             -
     With GMWB
     Unit Value                                          $10.70              -              -             -
     Number of Units                                      1,456              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $14.21              -              -             -
     Number of Units                                      7,542              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $14.17              -              -             -
     Number of Units                                     10,756              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Goldman Sachs Mid-Cap Growth 9 (2000)
     With No Optional Benefits
     Unit Price                                           $3.87           2.98           4.15          7.03
     Number of Units                                  1,535,565         28,812         17,882         2,473
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.81           9.88              -             -
     Number of Units                                    170,457         11,936              -             -
     With GMWB
     Unit Value                                          $10.52              -              -             -
     Number of Units                                      4,600              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.77           9.88              -             -
     Number of Units                                     20,463          5,904              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.51              -              -             -
     Number of Units                                      2,424              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.73              -              -             -
     Number of Units                                     37,400              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST Neuberger Berman Mid-Cap Growth 10 (1994)
     With No Optional Benefits
     Unit Price                                           $6.23           4.83           7.11         9.71
     Number of Units                                    371,267         56,712         51,711       36,882
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.24           9.52              -            -
     Number of Units                                     96,132          4,640              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.20           9.51              -            -
     Number of Units                                     12,416            915              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.17              -              -            -
     Number of Units                                     16,702              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST Neuberger Berman Mid-Cap Value 11 (1993)
     With No Optional Benefits
     Unit Price                                          $13.82          10.26          11.62        12.13
     Number of Units                                    781,348         69,657         56,219       16,574
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.40           9.98              -            -
     Number of Units                                    268,150         16,671              -            -
     With GMWB
     Unit Value                                          $10.86              -              -            -
     Number of Units                                      7,071              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.37           9.98              -            -
     Number of Units                                     40,022          5,947              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.85              -              -            -
     Number of Units                                      4,186              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -              -            -
     Number of Units                                     87,253              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST Alger All-Cap Growth (2000)
     With No Optional Benefits
     Unit Price                                           $6.06           4.53           7.14         8.68
     Number of Units                                    200,264         61,001         56,649       30,915
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.50           9.37              -            -
     Number of Units                                     34,250          1,959              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.47              -              -            -
     Number of Units                                      2,323              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.43              -              -            -
     Number of Units                                     10,356              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST Gabelli All-Cap Value (2000)
     With No Optional Benefits
     Unit Price                                          $10.21           7.61           9.72        10.07
     Number of Units                                    140,873         38,982         26,857       12,895
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.44          10.05              -            -
     Number of Units                                     33,721          2,516              -            -
     With GMWB
     Unit Value                                          $10.79              -              -            -
     Number of Units                                      1,880              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.41              -              -            -
     Number of Units                                      2,046              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.37              -              -            -
     Number of Units                                     12,627              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST T. Rowe Price Natural Resources (1995)
     With No Optional Benefits
     Unit Price                                          $13.75          10.42          11.18        11.24
     Number of Units                                     75,013          4,994          1,879          -0-
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.74          10.44              -            -
     Number of Units                                     20,929          1,940              -            -
     With GMWB
     Unit Value                                          $11.25              -              -            -
     Number of Units                                      1,184              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.70              -              -            -
     Number of Units                                      1,910              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.66              -              -            -
     Number of Units                                     24,634              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST Alliance Growth 12 (1996)
     With No Optional Benefits
     Unit Price                                           $5.93           4.86           7.12         8.46
     Number of Units                                    263,698        106,056        106,762       97,356
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.39           9.35              -            -
     Number of Units                                     28,954          1,038              -            -
     With GMWB
     Unit Value                                          $10.27              -              -            -
     Number of Units                                      7,530              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.35           9.34              -            -
     Number of Units                                      4,138            618              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.32              -              -            -
     Number of Units                                      2,206              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST MFS Growth (1999)
     With No Optional Benefits
     Unit Price                                           $6.44           5.31           7.48         9.68
     Number of Units                                    893,170        112,701         47,656        3,089
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.47           9.47              -            -
     Number of Units                                    188,109         18,241              -            -
     With GMWB
     Unit Value                                          $10.22              -              -            -
     Number of Units                                      7,308              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.43              -              -            -
     Number of Units                                      6,479              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.21              -              -            -
     Number of Units                                      1,319              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.40              -              -            -
     Number of Units                                     18,900              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST Marsico Capital Growth (1997)
     With No Optional Benefits
     Unit Price                                           $8.46           6.50           7.80        10.09
     Number of Units                                  4,075,719        228,033        182,904      114,992
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.35           9.52              -            -
     Number of Units                                  1,021,520         78,038              -            -
     With GMWB
     Unit Value                                          $10.31              -              -            -
     Number of Units                                     35,775              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.32           9.52              -            -
     Number of Units                                    126,883         26,662              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.31              -              -            -
     Number of Units                                     10,353              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.28              -              -            -
     Number of Units                                    215,988              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST Goldman Sachs Concentrated Growth 13 (1992)
     With No Optional Benefits
     Unit Price                                           $4.57           3.69           5.33         7.90
     Number of Units                                    604,491        405,437        404,404      235,747
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.68           9.47              -            -
     Number of Units                                     30,932          1,309              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.65              -              -            -
     Number of Units                                      2,681              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.61              -              -            -
     Number of Units                                     17,452              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST DeAm Large-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                          $10.02              -              -            -
     Number of Units                                     52,491              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.56           9.65              -            -
     Number of Units                                     40,944          5,883              -            -
     With GMWB
     Unit Value                                          $10.43              -              -            -
     Number of Units                                      2,939              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.53              -              -            -
     Number of Units                                      4,563              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.43              -              -            -
     Number of Units                                        953              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.49              -              -            -
     Number of Units                                      3,246              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST DeAm Large-Cap Value 14 (2000)
     With No Optional Benefits
     Unit Price                                           $9.58           7.67           9.17         9.83
     Number of Units                                     85,554          7,126          1,696          442
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.45           9.98              -            -
     Number of Units                                     40,259          4,779              -            -
     With GMWB
     Unit Value                                          $10.66              -              -            -
     Number of Units                                      2,495              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.41              -              -            -
     Number of Units                                      6,103              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.38              -              -            -
     Number of Units                                      9,674              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST Alliance/Bernstein Growth + Value (2001)
     With No Optional Benefits
     Unit Price                                           $8.89           7.14           9.64            -
     Number of Units                                    137,293         37,810            -0-            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.16           9.79              -            -
     Number of Units                                     29,927          2,021              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.13              -              -            -
     Number of Units                                      2,379              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.09              -              -            -
     Number of Units                                      5,118              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Sanford Bernstein Core Value (2001)
     With No Optional Benefits
     Unit Price                                          $10.91           8.61          10.05             -
     Number of Units                                    453,569         82,054         18,453             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.75          10.09              -             -
     Number of Units                                     91,128         65,721              -             -
     With GMWB
     Unit Value                                          $10.70              -              -             -
     Number of Units                                      4,032              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.71          10.08              -             -
     Number of Units                                     16,568         25,273              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.70              -              -             -
     Number of Units                                      1,276              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.67              -              -             -
     Number of Units                                     11,518              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Cohen & Steers Realty (1998)
     With No Optional Benefits
     Unit Price                                          $16.17          11.91          11.75         11.57
     Number of Units                                    149,582         25,464         16,487        16,557
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.99          10.33              -             -
     Number of Units                                     61,714          1,341              -             -
     With GMWB
     Unit Value                                          $10.48              -              -             -
     Number of Units                                      4,313              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.95              -              -             -
     Number of Units                                      5,221              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.91              -              -             -
     Number of Units                                     13,615              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
AST Sanford Bernstein Managed Index 500 15 (1998)
     With No Optional Benefits
     Unit Price                                           $8.28           6.59           8.41          9.46
     Number of Units                                    554,156         90,506         39,414         9,941
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.31           9.81              -             -
     Number of Units                                     82,843          3,351              -             -
     With GMWB
     Unit Value                                          $10.57              -              -             -
     Number of Units                                        853              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.27           9.81              -             -
     Number of Units                                      2,937            681              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.57              -              -             -
     Number of Units                                        644              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.24              -              -             -
     Number of Units                                     16,957              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST American Century Income & Growth 16 (1997)
     With No Optional Benefits
     Unit Price                                           $8.52           6.70           8.47         9.36
     Number of Units                                    339,653        124,168        113,372       70,887
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.56           9.90              -            -
     Number of Units                                     63,878            813              -            -
     With GMWB
     Unit Value                                          $10.70              -              -            -
     Number of Units                                      2,828              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.52              -              -            -
     Number of Units                                     11,533              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.69              -              -            -
     Number of Units                                      2,487              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.48              -              -            -
     Number of Units                                      2,386              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST Alliance Growth and Income 17 (1992)
     With No Optional Benefits
     Unit Price                                          $10.25           7.84          10.35        10.53
     Number of Units                                  3,076,626        142,152        205,232       34,439
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.83           9.84              -            -
     Number of Units                                    932,323         18,189              -            -
     With GMWB
     Unit Value                                          $10.64              -              -            -
     Number of Units                                     38,248              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.80           9.83              -            -
     Number of Units                                    106,644            717              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.64              -              -            -
     Number of Units                                     10,811              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.76              -              -            -
     Number of Units                                    187,011              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST MFS Growth with Income (1999)
     With No Optional Benefits
     Unit Price                                           $7.83           6.52           8.42        10.09
     Number of Units                                    151,265         18,434         18,030        1,919
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.65           9.72              -            -
     Number of Units                                     47,679            809              -            -
     With GMWB
     Unit Value                                          $10.50              -              -            -
     Number of Units                                      1,929              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.62              -              -            -
     Number of Units                                      1,325              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.58              -              -            -
     Number of Units                                     11,154              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST INVESCO Capital Income 18 (1994)
     With No Optional Benefits
     Unit Price                                           $8.99           7.59           9.31        10.32
     Number of Units                                    204,589         44,419         44,212        8,596
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.70           9.90              -            -
     Number of Units                                     38,215          5,087              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.67           9.90              -            -
     Number of Units                                     11,538            200              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.45              -              -            -
     Number of Units                                      1,288              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.63              -              -            -
     Number of Units                                     21,961              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST DeAM Global Allocation 19 (1993)
     With No Optional Benefits
     Unit Price                                           $8.71           7.38           8.84        10.14
     Number of Units                                     61,801         34,451         38,208       30,678
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.70           9.94              -            -
     Number of Units                                      1,832             67              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.67              -              -            -
     Number of Units                                      1,259              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.64              -              -            -
     Number of Units                                        483              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST American Century Strategic Balanced (1997)
     With No Optional Benefits
     Unit Price                                           $9.81           8.36           9.38         9.87
     Number of Units                                    115,095          5,490          4,905        1,725
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.68           9.97              -            -
     Number of Units                                     30,366          2,914              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.64              -              -            -
     Number of Units                                      1,824              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.61              -              -            -
     Number of Units                                     18,977              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST T. Rowe Price Asset Allocation (1994)
     With No Optional Benefits
     Unit Price                                          $10.37           8.47           9.52        10.12
     Number of Units                                    222,150         13,799         13,152        2,412
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.18           9.97              -            -
     Number of Units                                     83,496          4,012              -            -
     With GMWB
     Unit Value                                          $10.49              -              -            -
     Number of Units                                        427              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.14              -              -            -
     Number of Units                                     12,666              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.49              -              -            -
     Number of Units                                      2,847              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.11              -              -            -
     Number of Units                                     27,414              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST T. Rowe Price Global Bond 20 (1994)
     With No Optional Benefits
     Unit Price                                          $13.73          12.32          10.84        10.70
     Number of Units                                    289,862         36,987         16,390          -0-
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.47          10.32              -            -
     Number of Units                                     92,875          2,954              -            -
     With GMWB
     Unit Value                                          $10.35              -              -            -
     Number of Units                                      7,131              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.44          10.31              -            -
     Number of Units                                     13,487          4,861              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.34              -              -            -
     Number of Units                                      1,457              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.40              -              -            -
     Number of Units                                     24,361              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST Federated High Yield (1994)
     With No Optional Benefits
     Unit Price                                          $10.99           9.16           9.27         9.37
     Number of Units                                    906,947         73,614         45,297       12,929
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.30          10.27              -            -
     Number of Units                                    144,343          2,990              -            -
     With GMWB
     Unit Value                                          $10.40              -              -            -
     Number of Units                                     11,264              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.26              -              -            -
     Number of Units                                     12,603              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.40              -              -            -
     Number of Units                                      3,250              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.23              -              -            -
     Number of Units                                     27,535              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST Lord Abbett Bond-Debenture (2000)
     With No Optional Benefits
     Unit Price                                          $11.98          10.22          10.30        10.13
     Number of Units                                    814,135         43,077         16,628          425
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.97          10.24              -            -
     Number of Units                                    309,328         27,024              -            -
     With GMWB
     Unit Value                                          $10.41              -              -            -
     Number of Units                                     12,397              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.94          10.23              -            -
     Number of Units                                     20,920            274              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.41              -              -            -
     Number of Units                                      1,266              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.90              -              -            -
     Number of Units                                     42,593              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST DeAM Bond (2002)
     With No Optional Benefits
     Unit Price                                          $10.95          10.68              -            -
     Number of Units                                     17,086          3,479              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.39          10.16              -            -
     Number of Units                                     12,413            188              -            -
     With GMWB
     Unit Value                                          $10.08              -              -            -
     Number of Units                                        871              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.33              -              -            -
     Number of Units                                      6,981              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST PIMCO Total Return Bond (1994)
     With No Optional Benefits
     Unit Price                                          $13.23          12.72          11.80        10.97
     Number of Units                                  2,301,863        362,294        275,317       37,918
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.55          10.17              -            -
     Number of Units                                  1,067,126         87,940              -            -
     With GMWB
     Unit Value                                          $10.10              -              -            -
     Number of Units                                     37,841              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $10.52          10.17              -            -
     Number of Units                                     93,573         11,308              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.09              -              -            -
     Number of Units                                      3,287              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.49              -              -            -
     Number of Units                                    378,676              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST PIMCO Limited Maturity Bond (1995)
     With No Optional Benefits
     Unit Price                                          $12.08          10.09          11.29        10.59
     Number of Units                                    956,856         38,260        112,948        1,940
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.26          10.09              -            -
     Number of Units                                    238,601          3,018              -            -
     With GMWB
     Unit Value                                          $10.03              -              -            -
     Number of Units                                     23,203              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $10.23              -              -            -
     Number of Units                                     30,532              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.02              -              -            -
     Number of Units                                      1,299              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.21              -              -            -
     Number of Units                                     36,640              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
AST Money Market (1992)
     With No Optional Benefits
     Unit Price                                          $10.51          10.57          10.57        10.32
     Number of Units                                  1,245,396        403,604        179,509       29,567
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.91           9.99              -            -
     Number of Units                                    432,412         69,199              -            -
     With GMWB
     Unit Value                                           $9.98              -              -            -
     Number of Units                                      5,609              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                           $9.88           9.99              -            -
     Number of Units                                     40,239         11,113              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.85              -              -            -
     Number of Units                                     81,304              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
Gartmore Variable Investment Trust - GVIT
Developing Markets 21 (1996)
     With No Optional Benefits
     Unit Price                                          $10.59           6.71           7.53         8.19
     Number of Units                                    122,136          6,530          6,555        3,293
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.63              -              -            -
     Number of Units                                     20,956              -              -            -
     With GMWB
     Unit Value                                          $10.90              -              -            -
     Number of Units                                      1,863              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $15.59              -              -            -
     Number of Units                                        167              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.54              -              -            -
     Number of Units                                     12,503              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
INVESCO VIF - Dynamics (1999)
     With No Optional Benefits
     Unit Price                                           $6.22           4.57           6.80         9.99
     Number of Units                                    137,600         18,808         15,825       22,264
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.18           9.71              -            -
     Number of Units                                     27,792          1,332              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.14              -              -            -
     Number of Units                                      1,003              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.11              -              -            -
     Number of Units                                      4,848              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
INVESCO VIF - Technology (1999)
     With No Optional Benefits
     Unit Price                                           $3.21           2.24           4.27         7.98
     Number of Units                                     42,720         30,448         35,767       25,984
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
INVESCO VIF - Health Sciences (1999)
     With No Optional Benefits
     Unit Price                                          $10.68           8.46          11.35        13.14
     Number of Units                                     59,116         19,405         27,104       32,969
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.98           9.52              -            -
     Number of Units                                     16,675            892              -            -
     With GMWB
     Unit Value                                          $10.87              -              -            -
     Number of Units                                      1,773              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.95           9.52              -            -
     Number of Units                                      2,812            223              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.91              -              -            -
     Number of Units                                      2,077              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
INVESCO VIF - Financial Services (1999)
     With No Optional Benefits
     Unit Price                                          $11.85           9.26          11.02        12.38
     Number of Units                                     48,538          7,204          8,536        9,786
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.67           9.93              -            -
     Number of Units                                      9,201            979              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.63           9.92              -            -
     Number of Units                                      2,426            190              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.60              -              -            -
     Number of Units                                     20,268              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
INVESCO VIF - Telecommunications (1999)
     With No Optional Benefits
     Unit Price                                           $2.36           1.78           3.66         8.05
     Number of Units                                     51,179         26,718         16,854       20,235
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.48              -              -            -
     Number of Units                                      2,831              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.44              -              -            -
     Number of Units                                        295              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.41              -              -            -
     Number of Units                                      1,742              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
Evergreen VA - International Equity 22 (2000)
     With No Optional Benefits
     Unit Price                                          $10.46              -              -            -
     Number of Units                                     24,847              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.45              -              -            -
     Number of Units                                      5,552              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $10.45              -              -            -
     Number of Units                                      1,075              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.45              -              -            -
     Number of Units                                        970              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.45              -              -            -
     Number of Units                                        827              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
Evergreen VA - Special Equity (1999)
     With No Optional Benefits
     Unit Price                                           $9.16           6.10           8.49         9.35
     Number of Units                                     69,344          5,427          5,085          -0-
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.76           9.86              -            -
     Number of Units                                     19,312            295              -            -
     With GMWB
     Unit Value                                          $10.22              -              -            -
     Number of Units                                      2,186              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $14.71              -              -            -
     Number of Units                                      1,917              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $14.67              -              -            -
     Number of Units                                      3,620              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
Evergreen VA - Omega (2000)
     With No Optional Benefits
     Unit Price                                           $9.21              -           9.04            -
     Number of Units                                     15,743              -            -0-            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.27              -              -            -
     Number of Units                                      3,320              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.23              -              -            -
     Number of Units                                         27              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.19              -              -            -
     Number of Units                                        283              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Europe 30 (1999)
     With No Optional Benefits
     Unit Price                                           $7.00           5.11           6.97         9.30
     Number of Units                                     75,543          2,539          7,317          -0-
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.26           9.70              -            -
     Number of Units                                      2,495             69              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.18              -              -            -
     Number of Units                                     13,365              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Asia 30 (2002)
     With No Optional Benefits
     Unit Price                                          $12.66              -              -            -
     Number of Units                                     47,272              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.03              -              -            -
     Number of Units                                      6,176              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $15.99              -              -            -
     Number of Units                                        173              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.94              -              -            -
     Number of Units                                     10,432              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Japan (2002)
     With No Optional Benefits
     Unit Price                                           $9.09              -              -            -
     Number of Units                                     28,579              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.76              -              -            -
     Number of Units                                      7,868              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.69              -              -            -
     Number of Units                                      1,883              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Banks (2002)
     With No Optional Benefits
     Unit Price                                          $10.97              -              -            -
     Number of Units                                      8,886              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.92              -              -            -
     Number of Units                                      4,576              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Basic Materials (2002)
     With No Optional Benefits
     Unit Price                                          $11.02              -              -            -
     Number of Units                                     53,759              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.41          10.35              -            -
     Number of Units                                      3,940             70              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -              -            -
     Number of Units                                      8,054              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Biotechnology (2001)
     With No Optional Benefits
     Unit Price                                           $7.14           5.17           8.38            -
     Number of Units                                     20,329            460          3,279            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Consumer Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.10              -              -            -
     Number of Units                                     13,935              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.71           9.38              -            -
     Number of Units                                      2,321            686              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Consumer Non-Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.71              -              -            -
     Number of Units                                      3,821              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.56           9.91              -            -
     Number of Units                                      1,762             74              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.53              -              -            -
     Number of Units                                      1,780              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.49              -              -            -
     Number of Units                                        954              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Energy (2001)
     With No Optional Benefits
     Unit Price                                           $9.10              -           9.20            -
     Number of Units                                     50,155              -            -0-            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.19          10.12              -            -
     Number of Units                                      2,523            641              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.16              -              -            -
     Number of Units                                        239              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.12              -              -            -
     Number of Units                                      4,007              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Financial (2001)
     With No Optional Benefits
     Unit Price                                           $9.88           7.76           9.23            -
     Number of Units                                     32,283          3,258          8,154            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.51           9.85              -            -
     Number of Units                                      3,980             73              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.47           9.84              -            -
     Number of Units                                        388            401              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.44              -              -            -
     Number of Units                                      1,060              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Healthcare (2001)
     With No Optional Benefits
     Unit Price                                           $8.29           7.15           9.37            -
     Number of Units                                     23,591          1,235          2,564            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.10           9.60              -            -
     Number of Units                                     11,578          1,177              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $11.07           9.60              -            -
     Number of Units                                        402            416              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.04              -              -            -
     Number of Units                                      1,969              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Industrial (2002)
     With No Optional Benefits
     Unit Price                                          $10.08              -              -            -
     Number of Units                                     11,186              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.91          10.21              -            -
     Number of Units                                      3,639             72              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Internet (2002)
     With No Optional Benefits
     Unit Price                                          $15.10              -              -            -
     Number of Units                                      8,287              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Pharmaceuticals (2002)
     With No Optional Benefits
     Unit Price                                           $8.95              -              -            -
     Number of Units                                     24,743              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.02              -              -            -
     Number of Units                                      6,951              -              -            -
     With GMWB
     Unit Value                                          $10.65              -              -            -
     Number of Units                                        955              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.96              -              -            -
     Number of Units                                      2,871              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Precious Metals (2002)
     With No Optional Benefits
     Unit Price                                          $13.38           9.73              -            -
     Number of Units                                     89,687          1,179              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.51          11.31              -            -
     Number of Units                                      6,099             65              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $15.46              -              -            -
     Number of Units                                        158              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Real Estate (2001)
     With No Optional Benefits
     Unit Price                                          $14.00          10.65          10.78            -
     Number of Units                                     18,355          2,230          2,306            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.39          10.21              -            -
     Number of Units                                      5,332             73              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.35              -              -            -
     Number of Units                                        850              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.31              -              -            -
     Number of Units                                      3,835              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP -Semiconductor (2002)
     With No Optional Benefits
     Unit Price                                           $9.58              -              -            -
     Number of Units                                     17,621              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Technology (2001)
     With No Optional Benefits
     Unit Price                                           $5.00              -           5.92            -
     Number of Units                                     74,180              -         12,704            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Telecommunications (2001)
     With No Optional Benefits
     Unit Price                                           $4.41              -           7.11            -
     Number of Units                                     30,179              -            -0-            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.13              -              -            -
     Number of Units                                      4,026              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $10.10              -              -            -
     Number of Units                                        334              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Utilities (2001)
     With No Optional Benefits
     Unit Price                                           $7.32           6.11           8.13            -
     Number of Units                                     18,902            491            -0-            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.69          10.62              -            -
     Number of Units                                      7,430            836              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.65              -              -            -
     Number of Units                                      2,920              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.62              -              -            -
     Number of Units                                      8,137              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Bull (2002)
     With No Optional Benefits
     Unit Price                                           $9.91              -              -            -
     Number of Units                                    394,427              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.07              -              -            -
     Number of Units                                     18,458              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.03              -              -            -
     Number of Units                                      2,154              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.00              -              -            -
     Number of Units                                      1,179              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Bear (2001)
     With No Optional Benefits
     Unit Price                                          $10.26          13.78          11.55            -
     Number of Units                                     28,299          2,012            -0-            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $7.53          10.14              -            -
     Number of Units                                      3,186            658              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                           $7.51              -              -            -
     Number of Units                                      2,165              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - UltraBull 23 (2001)
     With No Optional Benefits
     Unit Price                                           $7.13           4.72           7.48            -
     Number of Units                                     56,257          2,988            -0-            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - OTC (2001)
     With No Optional Benefits
     Unit Price                                           $5.07              -           5.77            -
     Number of Units                                    257,947              -            -0-            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.54           9.36              -            -
     Number of Units                                     12,607            205              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.50              -              -            -
     Number of Units                                      4,836              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.46              -              -            -
     Number of Units                                      5,378              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Short OTC (2002)
     With No Optional Benefits
     Unit Price                                           $6.83          11.03              -            -
     Number of Units                                     40,617            934              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $6.45              -              -            -
     Number of Units                                     10,811              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - UltraOTC (1999)
     With No Optional Benefits
     Unit Price                                           $0.77              -           1.25         4.06
     Number of Units                                    890,270              -         58,556        3,787
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Mid-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.30              -              -            -
     Number of Units                                     59,964              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.46          10.07              -            -
     Number of Units                                     18,261          2,821              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.39              -              -            -
     Number of Units                                      4,164              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Mid-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                           $9.75              -              -            -
     Number of Units                                     24,107              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.38           9.82              -            -
     Number of Units                                     17,202          2,879              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.31              -              -            -
     Number of Units                                      2,028              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - UltraMid-Cap (2002)
     With No Optional Benefits
     Unit Price                                           $9.62              -              -            -
     Number of Units                                     34,556              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.53              -              -            -
     Number of Units                                      5,328              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $16.49              -              -            -
     Number of Units                                      1,873              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.44              -              -            -
     Number of Units                                      3,746              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                           $9.46              -              -            -
     Number of Units                                    105,751              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.47          10.15              -            -
     Number of Units                                     27,349            568              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.43              -              -            -
     Number of Units                                      4,300              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.39              -              -            -
     Number of Units                                     24,769              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - Small-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                          $10.23              -              -            -
     Number of Units                                     65,882              -              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.11              -              -            -
     Number of Units                                     24,983              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.07              -              -            -
     Number of Units                                      4,774              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.04              -              -            -
     Number of Units                                     21,997              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- ------------
Sub-account                                            2003          2002           2001          2000
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - UltraSmall-Cap 24 (1999)
     With No Optional Benefits
     Unit Price                                           $9.49           4.82           8.50         9.32
     Number of Units                                     60,051            953            -0-        3,174
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- ------------
ProFund VP - U.S. Government Plus (2002)
     With No Optional Benefits
     Unit Price                                          $11.15          11.59              -            -
     Number of Units                                     20,058          1,005              -            -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.79          10.20              -            -
     Number of Units                                      6,691            592              -            -
     With GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                           $9.76              -              -            -
     Number of Units                                        818              -              -            -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -            -
     Number of Units                                          -              -              -            -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.73              -              -            -
     Number of Units                                     14,956              -              -            -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -            -
     Number of Units                                          -              -              -            -
-------------------------------------------------- ------------- -------------- -------------- ------------
-------------------------------------------------- ------------- -------------- -------------- -------------
ProFund VP - Rising Rates Opportunity (2002)
     With No Optional Benefits
     Unit Price                                           $7.61              -              -             -
     Number of Units                                     78,428              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.16           9.70              -             -
     Number of Units                                     31,892          3,456              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                           $9.13              -              -             -
     Number of Units                                      1,988              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.11              -              -             -
     Number of Units                                      4,991              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                                                              Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
First Trust(R)10 Uncommon Values (2000)
     With No Optional Benefits
     Unit Price                                           $3.99           2.95           4.73          7.44
     Number of Units                                     22,064         23,080         31,543        32,451
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Target Managed VIP (1999)
     With No Optional Benefits
     Unit Price                                          $13.20              -              -             -
     Number of Units                                    476,951              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
The Dow DARTSM 10 (1999)
     With No Optional Benefits
     Unit Price                                          $12.05              -              -             -
     Number of Units                                     10,069              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                           Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Global Target 15 (1999)
     With No Optional Benefits
     Unit Price                                          $12.96              -              -             -
     Number of Units                                      8,569              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
S&P Target 24 (1999)
     With No Optional Benefits
     Unit Price                                          $11.89              -              -             -
     Number of Units                                      5,532              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Nasdaq Target 15 (1999)
     With No Optional Benefits
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

                           Year Ended December 31,
-------------------------------------------------- ------------- -------------- -------------- -------------
Sub-account                                            2003          2002           2001           2000
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Value Line(R)- Target 25 (1999)
     With No Optional Benefits
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------
-------------------------------------------------- ------------- -------------- -------------- -------------
Prudential - SP Jennison International Growth
(2001)
     With No Optional Benefits
     Unit Price                                           $7.75           5.64           7.40             -
     Number of Units                                     18,435          1,341            -0-             -
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.15              -              -             -
     Number of Units                                      7,263              -              -             -
     With GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $13.11              -              -             -
     Number of Units                                          7              -              -             -
     With any one of EBP or HAV and GMWB
     Unit Price                                          $10.69              -              -             -
     Number of Units                                        636              -              -             -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.07              -              -             -
     Number of Units                                      6,338              -              -             -
     With HAV, EBP and GMWB
     Unit Value                                               -              -              -             -
     Number of Units                                          -              -              -             -
-------------------------------------------------- ------------- -------------- -------------- -------------

1.       Effective May 1, 2003,  the WFVT  Corporate Bond  portfolio  changed its name to WFVT Total Return Bond  portfolio.  This name change was made in conjunction with a change in investment strategy.
2.       Effective  December 10, 2001, Strong Capital  Management,  Inc. became  Sub-advisor of the Portfolio.  Between May 3, 1999 and
     December 10, 2001, A I M Capital  Management,  Inc.  served as  Sub-advisor of the  Portfolio,  then named "AST AIM  International
     Equity."  Between October 15, 1996 and May 3, 1999,  Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam  International  Equity."  Prior to October 15, 1996,  Seligman  Henderson Co. served as  Sub-advisor of the
     Portfolio, then named "Seligman Henderson International Equity Portfolio."
3.       Effective  November 11, 2002,  William Blair & Company,  L.L.C.  became  Sub-advisor of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Overseas Growth."
4.       This  Portfolio  reflects  the  addition of the net assets of the AST  American  Century  International  Growth  Portfolio  II
     ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II.
5.       Effective May 1, 2002,  Deutsche Asset Management,  Inc. became Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Founders
     Asset  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Founders  Passport."  Prior to October 15, 1996,
     Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Small Cap Portfolio."
6.       Effective  September 17, 2001, Pilgrim Baxter & Associates,  Ltd. became Sub-advisor of the Portfolio.  Prior to September 17,
     2001,  Janus Capital  Corporation  served as  Sub-advisor  of the  Portfolio,  then named "AST Janus  Small-Cap  Growth." Prior to
     December  31,  1998,  Founders  Asset  Management,  LLC served as  Sub-advisor  of the  Portfolio,  then named  "Founders  Capital
     Appreciation Portfolio."
7.       Effective  December 10, 2001,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001,  Zurich  Scudder  Investments,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST Scudder  Small-Cap  Growth
     Portfolio".  Prior to May 1, 2001, the Portfolio was named "AST Kemper Small-Cap Growth Portfolio."
8.       Effective  October 23, 2000, GAMCO  Investors,  Inc. became  Sub-advisor of the Portfolio.  Prior to October 23, 2000, T. Rowe
     Price Associates, Inc. served as Sub-advisor of the Portfolio, then named "AST T. Rowe Price Small Company Value Portfolio."
9.       Effective  November 11, 2002,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Mid-Cap Growth."
10.      Effective May 1, 1998,  Neuberger Berman Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 1998, Berger
     Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio."
11.      Effective  May 1,  1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 1998,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."
12.      Effective May 1, 2000,  Alliance Capital Management,  L.P. became Sub-advisor of the Portfolio.  Between December 31, 1998 and
     May 1, 2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST  Oppenheimer  Large-Cap  Growth
     Portfolio." Prior to December 31, 1998,  Robertson,  Stephens & Company Investment  Management,  L.P. served as Sub-advisor of the
     Portfolio, then named "Robertson Stephens Value + Growth Portfolio."
13.      Effective  November 11, 2002,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST JanCap Growth."
14.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Janus
     Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Strategic Value."
15.      Effective May 1, 2000,  Sanford C. Bernstein & Co., Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000,  Bankers
     Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio."
16.      Effective May 3, 1999,  American Century  Investment  Management,  Inc. became  Sub-advisor of the Portfolio.  Between October
     15, 1996 and May 3, 1999, Putnam Investment Management,  Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Value
     Growth & Income."
17.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000, Lord,
     Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio."
18.      Effective July 1, 2002, the AST INVESCO Equity Income portfolio changed its name to AST INVESCO Capital Income.
19.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor  of the Portfolio.  Prior to May 1, 2002, A I M
     Capital Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM Balanced." Between October 15, 1996 and May
     3, 1999, Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam Balanced." Prior to
     October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor of the Portfolio,  then named "AST Phoenix Balanced Asset
     Portfolio."
20.      Effective August 8, 2000, T. Rowe Price  International,  Inc. became Sub-advisor of the Portfolio.  Effective May 1, 2000, the name of the  Portfolio  was  changed  to the  "AST  T.  Rowe  Price  Global  Bond".  Effective  May 1,  1996,  Rowe  Price-Fleming
     International,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1,  1996,  Scudder,  Stevens & Clark,  Inc.  served as
     Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."
21.      Effective June 20, 2003,  pursuant to a shareholder  vote, the Emerging  Markets  portfolio of Montgomery  Variable Series was reorganized  into the Developing  Markets  portfolio of Gartmore  Variable  Investment  Trust.  The Montgomery  Variable  Series -
     Emerging Markets portfolio no longer exists.
22.      Effective  December 5, 2003,  pursuant to a shareholder  approval,  the Evergreen VA Global Leaders  Portfolio merged into the
     Evergreen VA International Equity Portfolio.  The Evergreen VA Global Leaders Portfolio no longer exists.
23.      Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.
24.      Prior to May 1, 2000,  ProFund VP  UltraSmall-Cap  was named "ProFund VP Small Cap" and sought daily  investment  results that corresponded to the performance of the Russell 2000(R)Index.

                                          APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional  Death Benefit is  calculated.  Each example  assumes that a $50,000  initial  Purchase  Payment is made.  Each  example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account  Value is  maintained  in the variable  investment  options.  The formula for  determining  the  Enhanced  Beneficiary
Protection Optional Death Benefit is as follows:

           Growth =               Account Value of variable             minus         Purchase Payments - proportional
                               investment options plus Interim
                                Value of Fixed Allocations (no
                                         MVA applies)                                           withdrawals

Example with market increase
Assume that the Owner has made no withdrawals  and that the Account Value has been increasing due to positive  market  performance.  On the date we receive due proof of death,  the Account  Value is $75,000.  The basic Death  Benefit is  calculated  as Purchase  Payments minus  proportional  withdrawals,  or Account  Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $75,000.
The Enhanced  Beneficiary  Protection  Optional  Death Benefit is equal to the amount  payable under the basic Death Benefit  ($75,000)
PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $75,000 - [$50,000 - $0]
                  =        $25,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $25,000 * 0.40
                  =        $10,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $85,000

Examples with market decline
Assume that the Owner has made no withdrawals  and that the Account Value has been  decreasing  due to declines in market  performance.
On the date we receive due proof of death,  the Account Value is $45,000.  The basic Death  Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or Account  Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $50,000.
The Enhanced  Beneficiary  Protection  Optional  Death Benefit is equal to the amount  payable under the basic Death Benefit  ($50,000)
PLUS the "Growth" under the Annuity.

         Growth   =        $45,000 - [$50,000 - $0]
                  =        $-5,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  NO BENEFIT IS PAYABLE

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been  increasing  due to positive  market  performance  and the Owner made a withdrawal of $15,000 in
Annuity  Year 5 when the Account  Value was  $75,000.  On the date we receive due proof of death,  the  Account  Value is $90,000.  The basic Death Benefit is  calculated as Purchase  Payments  minus  proportional  withdrawals,  or Account  Value,  which ever is greater.
Therefore,  the basic Death Benefit is equal to $90,000.  The Enhanced  Beneficiary  Protection  Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                  =        $90,000 - [$50,000 - $10,000]
                  =        $90,000 - $40,000
                  =        $50,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $50,000 * 0.40
                  =        $20,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $110,000

Examples of Highest Anniversary Value Death Benefit Calculation
The  following  are  examples of how the Highest  Anniversary  Value  Death  Benefit is  calculated.  Each  example  assumes an initial
Purchase  Payment of $50,000.  Each example  assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been increasing due to positive  market  performance and that no withdrawals  have been made.  On the date we receive  due proof of death,  the  Account  Value is  $75,000;  however,  the  Anniversary  Value on the 5th anniversary  of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death  Benefit  Target  Date.  The Death
Benefit is equal to the greater of the Highest  Anniversary  Value or the basic Death  Benefit.  The Death Benefit would be the Highest
Anniversary  Value  ($90,000)  because  it is greater  than the amount  that would  have been  payable  under the basic  Death  Benefit
($75,000).

Example with withdrawals
Assume that the Account Value has been  increasing  due to positive  market  performance  and the Owner made a withdrawal of $15,000 in
Annuity Year 7 when the Account Value was $75,000.  On the date we receive due proof of death,  the Account Value is $80,000;  however, the  Anniversary  Value on the 5th  anniversary of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death
Benefit Target Date.  The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value  = $90,000 - [$90,000 * $15,000/$75,000]
                                    = $90,000 - $18,000
                                    = $72,000

Basic Death Benefit                 = max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                                    = max [$80,000, $40,000]
                                    = $80,000

Example with death after Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance  and that no withdrawals had been made prior to the Death Benefit  Target Date.  Further  assume that the Owner dies after the Death Benefit  Target Date,  when the
Account Value is $75,000.  The Highest  Anniversary  Value on the Death Benefit Target Date was $80,000;  however,  following the Death
Benefit  Target Date,  the Owner made a Purchase  Payment of $15,000 and later had taken a withdrawal  of $5,000 when the Account Value was $70,000.  The Death Benefit is equal to the greater of the Highest  Anniversary  Value plus Purchase  Payments  minus  proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value  = $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                                    = $80,000 + $15,000 - $6,786
                                    = $88,214

Basic Death Benefit                 = max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
The  following  are  examples of how the  Combination  5% Roll-Up and Highest  Anniversary  Value Death  Benefit are  calculated.  Each example assumes an initial  Purchase  Payment of $50,000.  Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been increasing due to positive  market  performance and that no withdrawals  have been made.  On the 7th  anniversary  of the Issue Date we receive  due proof of death,  at which  time the  Account  Value is  $75,000;
however,  the  Anniversary  Value on the 5th  anniversary of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death Benefit  Target Date.  The Roll-Up Value is equal to initial  Purchase  Payment  accumulated  at 5% for 6 years,  or $67,005.
The Death  Benefit is equal to the greatest of the Roll-Up  Value,  Highest  Anniversary  Value or the basic Death  Benefit.  The Death
Benefit would be the Highest  Anniversary  Value  ($90,000)  because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Owner made a withdrawal  of $5,000 on the 6th  anniversary  of the Issue Date when the Account  Value was $45,000.  The
Roll-Up  Value on the 6th  anniversary  of the Issue  Date is equal to  initial  Purchase  Payment  accumulated  at 5% for 6 years,  or
$67,005.  The 5%  Dollar-for-Dollar  Withdrawal  Limit  for the 7th  annuity  year is  equal to 5% of the  Roll-Up  Value as of the 6th anniversary of the Issue Date, or $3,350.  Therefore,  the remaining  $1,650 of the withdrawal  results in a proportional  reduction to the  Roll-Up  Value.  On the 7th  anniversary  of the Issue Date we receive  due proof of death,  at which  time the  Account  Value is
$43,000;  however,  the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000.  Assume as well that the Owner has died before the Death Benefit  Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value,  Highest  Anniversary  Value or
the basic Death Benefit.

Roll-Up Value                       = {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650 / ($45,000 - $3,350)]} * 1.05
                                    = ($63,655 - $2,522) * 1.05
                                    = $64,190

Highest Anniversary Value  = $70,000 - [$70,000 * $5,000 / $45,000]
                                    = $70,000 - $7,778
                                    = $62,222

Basic Death Benefit                 = max [$43,000, $50,000 - ($50,000 * $5,000 / $45,000)]
                                    = max [$43,000, $44,444]
                                    = $44,444

Example with death after Death Benefit Target Date
Assume that the Owner has not made any  withdrawals  prior to the Death Benefit  Target Date.  Further assume that the Owner dies after the Death  Benefit  Target Date,  when the Account Value is $75,000.  The Roll-Up Value on the Death Benefit  Target Date (the contract anniversary  on or following  the Owner's 80th  birthday)  is equal to initial  Purchase  Payment  accumulated  at 5% for 10 years,  or
$81,445.  The Highest  Anniversary  Value on the Death Benefit  Target Date was $85,000;  however,  following the Death Benefit  Target
Date,  the Owner made a Purchase  Payment of $15,000 and later had taken a  withdrawal  of $5,000 when the Account  Value was  $70,000.
The Death Benefit is equal to the greatest of the Roll-Up Value,  Highest  Anniversary Value or the basic Death Benefit as of the Death
Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value                       = $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                                    = $81,445 + $15,000 - $6,889
                                    = $89,556

Highest Anniversary Value  = $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                                    = $85,000 + $15,000 - $7,143
                                    = $92,857

Basic Death Benefit                 = max [$75,000, $50,000 + $15,000 - {($50,000 + $15,000) * $5,000 / $70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

                                                 THIS PAGE IS INTENTIONALLY LEFT BLANK.

----------------------------------------------------------------------------------------------------------------------
                  PLEASE SEND ME A STATEMENT  OF  ADDITIONAL  INFORMATION  THAT  CONTAINS  FURTHER  DETAILS  ABOUT THE
                  AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS WFVASAPIII-PROS (05/2004).
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

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                                        -------------------------------------------------------
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                                                                 NOTES

Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
A Prudential Financial Company                                                               A Prudential Financial Company
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-680-8920                                                                           Telephone: 203-926-1888
http://www.americanskandia.prudential.com                                         http://www.americanskandia.prudential.com

                                                          MAILING ADDRESSES:

                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                     Attention: Stagecoach Annuity
                                                             P.O. Box 7040
                                                       Bridgeport, CT 06601-7040

                                                             EXPRESS MAIL:
                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                     Attention: Stagecoach Annuity
                                                          One Corporate Drive
                                                           Shelton, CT 06484

                                                                                         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                                      A Prudential Financial Company
                                                                                     One Corporate Drive, Shelton, Connecticut 06484
                                                                                     -----------------------------------------------
This Prospectus  describes  American Skandia  LifeVest(R)II, a flexible premium deferred annuity (the "Annuity")  offered by American
Skandia Life Assurance  Corporation  ("American Skandia",  "we", "our" or "us"). The Annuity may be offered as an individual annuity contract or as an  interest  in a group  annuity.  This  Prospectus  describes  the  important  features of the Annuity and what you should  consider  before  purchasing the Annuity.  We have also filed a Statement of Additional  Information  that is available from us,  without  charge,  upon your  request.  The contents of the Statement of  Additional  Information  are described on page 77. The
Annuity or certain of its  investment  options and/or  features may not be available in all states.  Various rights and benefits may differ between states to meet applicable  laws and/or  regulations.  In particular,  please refer to Appendix D for a description of certain  provisions that apply to Annuities sold to New York  residents.  Certain terms are  capitalized in this  Prospectus.  Those terms are either defined in the Glossary of Terms or in the context of the particular section.

====================================================================================================================================
American  Skandia offers several  different  annuities  which your investment  professional  may be authorized to offer to you. Each annuity has different  features and benefits that may be  appropriate  for you based on your financial  situation,  your age and how you intend to use the annuity.  The different  features and benefits include  variations in death benefit protection and the ability to access your annuity's  account value.  The fees and charges you pay and  compensation  paid to your investment  professional  may also be different between each annuity.
====================================================================================================================================

If you are purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should  consider any surrender or penalty charges you may incur when replacing your existing coverage.

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This Annuity is frequently  used for  retirement  planning  because it allows you to accumulate  retirement  savings and also offers annuity  payment  options  when you are ready to begin  receiving  income.  The  Annuity  also  offers a choice  of three  different optional  benefits,  for an additional  charge,  that can provide principal  protection or guaranteed  minimum income protection for
Owners while they are alive and one or more death  benefits that can protect your  retirement  savings if you die during a period of declining  markets.  It may be used as an investment  vehicle for  "qualified"  investments,  including an IRA,  SEP-IRA,  Roth IRA,
Section  401(a) plans  (defined  benefit plans and defined  contribution  plans such as 401(k),  profit  sharing and money  purchase plans) or Tax Sheltered  Annuity (or 403(b)).  It may also be used as an investment  vehicle for  "non-qualified"  investments.  The
Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed allocations.

When an Annuity is purchased as a  "non-qualified"  investment,  you  generally  are not taxed on any  investment  gains the Annuity earns until you make a  withdrawal  or begin to receive  annuity  payments.  This  feature,  referred to as  "tax-deferral",  can be beneficial to the growth of your Account Value  because money that would  otherwise be needed to pay taxes on investment  gains each year remains invested and can earn additional money.  However,  because the Annuity is designed for long-term  retirement savings, a
10%  penalty  tax may be  applied  on  withdrawals  you make  before  you  reach age 59 1/2.  Annuities  purchased  as a  non-qualified investment  are not subject to the maximum  contribution  limits  that may apply to a qualified  investment,  and are not subject to required minimum distributions after age 701/2.

When an Annuity is purchased as a "qualified"  investment,  you should consider that the Annuity does not provide any tax advantages in addition to the  preferential  treatment  already  available  through your  retirement  plan under the Internal  Revenue Code. An
Annuity may offer  features  and  benefits in addition to  providing  tax  deferral  that other  investment  vehicles may not offer, including  death benefit  protection for your  beneficiaries,  lifetime income  options,  and the ability to make transfers  between numerous  variable  investment  options  offered  under the Annuity.  You should  consult with your  investment  professional  as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

------------------------------------------------------------------------------------------------------------------------------------
These  annuities are NOT deposits or obligations  of, or issued,  guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S.  government,  the Federal  Deposit  Insurance  Corporation  (FDIC),  the Federal  Reserve Board or any other agency.  An investment in this annuity involves  investment risks,  including  possible loss of value, even with respect to amounts allocated to the AST Money Market sub-account.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
THESE  SECURITIES  HAVE NOT BEEN  APPROVED  OR  DISAPPROVED  BY THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR ANY STATE  SECURITIES
COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES  COMMISSION  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION  TO THE CONTRARY IS A CRIMINAL  OFFENSE.  PLEASE READ THIS  PROSPECTUS AND THE CURRENT  PROSPECTUS FOR THE UNDERLYING
MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
------------------------------------------------------------------------------------------------------------------------------------
                                            FOR FURTHER INFORMATION CALL 1-800-766-4530.

Prospectus Dated: May 1, 2004                                                 Statement of Additional Information Dated: May 1, 2004
ASLII-PROS- (05/2004)                                                                                                        ASLPROS
                                    PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?

|X|      This Annuity is a "flexible  premium  deferred  annuity." It is called  "flexible  premium"  because you have  considerable flexibility in the timing and amount of premium  payments.  Generally,  investors  "defer"  receiving  annuity payments until after an accumulation period.
|X|      This  Annuity  offers both  variable  investment  options and Fixed  Allocations.  If you allocate  your  Account  Value to variable  investment  options,  the value of your  Annuity  will vary  daily to reflect  the  investment  performance  of the underlying  investment options.  Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.
|X|      The Annuity features two distinct phases - the accumulation  period and the payout period.  During the accumulation  period your Account Value is allocated to one or more investment options.  The variable  investment  options,  each a Sub-account of
       American Skandia Life Assurance  Corporation  Variable Account B, invest in an underlying  mutual fund portfolio.  Currently, portfolios of the following underlying mutual funds are being offered:  American Skandia Trust,  Gartmore Variable Investment
       Trust, Wells Fargo Variable Trust,  INVESCO Variable Investment Funds, Inc.,  Evergreen Variable Annuity Trust,  ProFunds VP,
       First Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.
|X|      During the payout period,  commonly called  "annuitization,"  you can elect to receive  annuity  payments (1) for life; (2)
       for life with a  guaranteed  minimum  number  of  payments;  (3)  based on joint  lives;  or (4) for a  guaranteed  number of payments.  We currently make annuity payments available on a fixed or variable basis.
|X|      This Annuity offers  optional  benefits,  for an additional  charge,  that can provide  principal  protection or guaranteed minimum income protection for Owners while they are alive.
|X|      This Annuity  offers a basic Death  Benefit.  It also offers  optional  Death  Benefits  that provide an enhanced  level of protection for your beneficiary(ies) for an additional charge.
|X|      There is no  Contingent  Deferred  Sales Charge on  surrenders  or  withdrawals.  You can withdraw  Account Value from your
       Annuity free of any charges, although any optional guaranteed benefit you elect will be reduced.
|X|      Transfers  between  investment  options are tax-free.  Currently,  you may make twenty  transfers each year free of charge.
       We also  offer  several  programs  that  enable you to manage  your  Account  Value as your  financial  needs and  investment performance change.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity through licensed,  registered  investment  professionals.  You must complete an application and submit a minimum initial  purchase  payment of $15,000.  We may allow you to make a lower  initial  purchase  payment  provided you  establish a bank drafting  program  under  which  purchase  payments  received  in the first  Annuity  Year total at least  $15,000.  There is no age restriction to purchase the Annuity.  However,  the basic Death Benefit provides  greater  protection for Owners under age 85, as of the Issue Date of the Annuity.  The availability  and level of protection of certain optional  benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

AVAILABLE INFORMATION
A Statement of  Additional  Information  is available  from us without  charge upon your  request.  This  Prospectus  is part of the registration  statement we filed with the SEC regarding this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference  Section,  450 Fifth Street N.W.,  Washington,  D.C., 20549. You may inspect and copy those  registration statements  and  exhibits  thereto at the SEC's  public  reference  facilities  at the above  address,  Room 1024,  and at the SEC's
Regional Offices,  The Woolworth Building,  233 Broadway,  New York, NY and 175 W. Jackson Boulevard,  Suite 900, Chicago, IL. These
documents,   as  well  as  documents  incorporated  by  reference,   may  also  be  obtained  through  the  SEC's  Internet  Website
(http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

                                                         GLOSSARY OF TERMS

Many terms used within this  Prospectus  are described  within the text where they appear.  The  description  of those terms are not repeated in this Glossary of Terms.

Account  Value:  The value of each  allocation  to a  Sub-account  (also  referred to as "variable  investment  options") or a Fixed
Allocation  prior to the Annuity  Date,  plus any  earnings,  and/or less any losses,  distributions  and  charges.  Other than on a contract  anniversary,  the Account  Value is  calculated  before we assess any fee that is deducted  from the contract  annually in arrears.  The Account  Value is  determined  separately  for each  Sub-account  and for each Fixed  Allocation,  and then totaled to determine the Account  Value for your entire  Annuity.  The Account  Value of each Fixed  Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Annuitization:  The  application  of Account  Value (or  Protected  Income  Value for the  Guaranteed  Minimum  Income  Benefit,  if
applicable)  to one of the  available  annuity  options for the  Annuitant to begin  receiving  periodic  payments  for life,  for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An allocation of Account Value that is to be credited a fixed rate of interest for a specified  Guarantee Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim  Value:  The value of a Fixed  Allocation  on any date other  than the  Maturity  Date.  The  Interim  Value is equal to the initial value allocated to the Fixed Allocation plus all interest  credited to the Fixed Allocation as of the date calculated,  less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment  used in the  determination  of Account Value of each Fixed  Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

Owner: With an Annuity issued as an individual  annuity  contract,  the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.  With an Annuity issued as a certificate  under a group annuity  contract,  the "Owner"
refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender  Value:  The value of your Annuity  available upon surrender  prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus the Annual  Maintenance Fee, Tax Charge,  the charge for any optional  benefits and any Market
Value  Adjustment that may apply to any Fixed  Allocations.  There is no Contingent  Deferred Sales Charge upon surrender or partial withdrawal.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day:  Every day the New York Stock  Exchange is open for trading or any other day the  Securities and Exchange  Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the  Annuity.  Some fees and charges are assessed  against your Annuity  while others are assessed  against  assets  allocated  to the variable  investment  options.  The fees and charges that are assessed  against the
Annuity  include the  Transfer  Fee,  Premium Tax Charge and Annual  Maintenance  Fee.  The charges  that are  assessed  against the variable  investment  options are the  mortality  and expense risk charge,  the charge for  administration  of the Annuity,  and the charge for certain  optional  benefits other than the Guaranteed  Minimum Income  Benefit,  which is assessed  against the Protected
Income Value.  Each  underlying  mutual fund  portfolio  assesses a charge for investment  management,  other expenses and with some mutual funds,  a 12b-1 charge.  The  prospectus  for each  underlying  mutual fund  provides  more  detailed  information  about the expenses  for the  underlying  mutual  funds.  Tax  charges  may vary by state and in certain  states,  a premium  tax charge may be applicable.  All of these fees and charges are described in more detail within this Prospectus.

The following  table provides a summary of the fees and charges you will pay if you surrender the Annuity or transfer  Account Value among investment options.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                   YOUR TRANSACTION FEES AND CHARGES
---------------------------------------------------------------------------------------------------------------------------------------
                                                    (assessed against the Annuity)
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------------------------
              FEE/CHARGE                                                        Amount Deducted
---------------------------------------- -----------------------------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge          There is no Contingent Deferred Sales Charge deducted upon surrender or partial withdrawal.
---------------------------------------- -----------------------------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------------------------
Transfer Fee                                                                         $10.00
                                                              (Deducted after the 20th transfer each Annuity Year)
---------------------------------------- -----------------------------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------------------------
Premium Tax Charge                         Up to 3.5% of the value that is annuitized, depends on the requirements of the applicable jurisdiction. This charge is deducted generally at the time you annuitize your contract.
---------------------------------------- -----------------------------------------------------------------------------------------------

The  following  table  provides a summary of the  periodic  fees and charges you will pay while you own the Annuity,  excluding  the underlying mutual fund Portfolio annual expenses.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                    YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL FEES/CHARGES ASSESSED AGAINST THE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $35 or 2% of Account Value
                                                                          (Only applicable if Account Value is less than $100,000)
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS1
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge2                                                                    1.50%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge2                                                                              0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Settlement Service Charge3                                                 1.40% per year of the value of each Sub-account if your
                                                                          beneficiary elects the Qualified Beneficiary Continuation
                                                                                          Option4 ("Qualified BCO")
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts2                                      1.65% per year of the value of each Sub-account
                                                                       (1.40% per year if you are a beneficiary electing the Qualified
                                                                                                    BCO)
--------------------------------------------------------------------- ------------------------------------------------------------------
1.   These charges are deducted daily and apply to Variable Investment Options only.
2.   The combination of the Mortality and Expense Risk Charges and  Administration  Charge is referred to as the "Insurance  Charge"
elsewhere in this Prospectus.
3.   The  Mortality  & Expense  Risk  Charge  and the  Administration  do not  apply if you are a  beneficiary  under the  Qualified
     Beneficiary  Continuation  Option.  The  Settlement  Service  Charge  applies  only if your  beneficiary  elects the  Qualified
     Beneficiary Continuation Option.
4.   When an Annuity is used as an IRA, 403(b) or other "qualified  investment",  upon the Owner's death a beneficiary may generally elect to continue the Annuity and receive Minimum  Distributions  under the Annuity instead of receiving the death benefit in a single payment.  If a beneficiary elects this option,  the beneficiary will incur the Settlement  Service Charge.  Please refer to the section of this Prospectus that describes the Qualified  Beneficiary  Continuation Option for more detailed  information about this option, including certain restrictions and limitations that may apply.

The following  table  provides a summary of the fees and charges you will pay if you elect any of the following  optional  benefits.
Not all optional  benefits may be purchased in combination  with one another.  You may only elect one optional living  benefit.  The optional  living benefits are the Guaranteed  Return Option Plus program (and where not available,  Guaranteed  Return Option),  the
Guaranteed  Minimum Withdrawal  Benefit and the Guaranteed  Minimum Income Benefit.  For the optional death benefits,  you may elect the Enhanced  Beneficiary  Protection Death Benefit and the Highest  Anniversary  Value Death Benefit together or individually,  but the  Combination  5%  Roll-up  and HAV Death  Benefit  may only be  purchased  individually.  The fees and  charges of each of the optional benefits are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
                                     Optional Benefit                                         Optional Benefit    Total Annual Charge*
                                                                                                    Fee/
                                                                                                   Charge
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)/ GUARANTEED RETURN OPTION                                                   1.90%;
We offer a program  that  guarantees  a  "return  of  premium"  at a future  date,  while     0.25% of average     1.65% for Qualified
allowing you to allocate all or a portion of your Account Value to certain Sub-accounts.    daily net assets of            BCO
                                                                                              the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
We offer a program that  guarantees  your ability to withdraw  amounts over time equal to     0.35% of average           2.00%;
an  initial  principal  value,  regardless  of the impact of market  performance  on your   daily net assets of    1.75% for Qualified
Account Value.                                                                                the Sub-accounts             BCO
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED MINIMUM INCOME BENEFIT (GMIB) **                                                  0.50% per year of            1.65%
We offer a program that,  after a seven-year  waiting period,  guarantees your ability to       the average               PLUS
begin  receiving  income from your Annuity in the form of annuity  payments based on your     Protected Income    0.50% per year of
total Purchase  Payments and an annual increase of 5% on such Purchase  Payments adjusted    Value during each    average Protected
for  withdrawals  (called the  "Protected  Income  Value"),  regardless  of the impact of      year; deducted     Income Value
market performance on your Account Value.                                                   annually in arrears
                                                                                             each Annuity Year
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT **                                                                          1.90%
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by providing  amounts in addition to the basic Death Benefit that   daily net assets of
can be used to offset  federal  and state  taxes  payable  on any  taxable  gains in your     the Sub-accounts
Annuity at the time of your death.
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV") **
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by  providing a death  benefit  equal to the greater of the basic   daily net assets of           1.90%
Death Benefit and the Highest Anniversary Value, less proportional withdrawals.               the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT **
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.50% of average            2.15%
your  beneficiary(ies)  by providing the greater of the Highest  Anniversary  Value Death   daily net assets of
Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.               the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------------------------
Please  refer to the section of this  Prospectus  that  describes  each  optional  benefit for a complete  description  of the benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------------------------------------------
*The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the sub-accounts.  If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.
**These optional benefits are not available under the Qualified BCO.

The  following  table  provides  the range  (minimum  and maximum) of the total  annual  expenses  for the  underlying  mutual funds
("Portfolios")  as of December 31, 2003.  Each figure is stated as a percentage  of the  underlying  Portfolio's  average  daily net assets.

----------------------------------------------------------------------------------------------------------------------------------------
                                               Total Annual Portfolio Operating Expenses
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
                                                                 Minimum                                      Maximum
---------------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
Total Portfolio Operating Expense                                 0.64%                                        4.69%
---------------------------------------------- -------------------------------------------- --------------------------------------------

The following are the investment  management  fees, other expenses,  12b-1 fees (if  applicable),  and the total annual expenses for each underlying  mutual fund  ("Portfolio") as of December 31, 2003,  except as noted.  Each figure is stated as a percentage of the underlying  Portfolio's  average daily net assets.  For certain of the  underlying  Portfolios,  a portion of the management fee has been waived and/or other expenses have been partially  reimbursed.  Any such fee waivers and/or  reimbursements  have been reflected in the  footnotes.  The  "Total  Annual  Portfolio  Operating  Expenses"  reflect  the  combination  of the  underlying  Portfolio's investment  management  fee,  other expenses and any 12b-1 fees.  The following  expenses are deducted by the  underlying  Portfolio before it provides  American  Skandia with the daily net asset value.  Any footnotes about expenses appear after the list of all the
Portfolios.  The  underlying  Portfolio  information  was provided by the  underlying  mutual  funds and has not been  independently verified by us. See the  prospectuses  or statements of additional  information  of the underlying  Portfolios for further  details.
The  current  prospectus  and  statement  of  additional  information  for the  underlying  Portfolios  can be  obtained  by calling
1-800-766-4530.

---------------------------------------------------------------------------------------------------------------------------------
                                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                            (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------- ----------------- ------------------ ----------------- ------------------
                                                                                                                 Total Annual
                                                           Management      Other Expenses       12b-1 Fees         Portfolio
                 UNDERLYING PORTFOLIO                         Fees                1                                Operating
                                                                                                                   Expenses
------------------------------------------------------- ----------------- ------------------ ----------------- ------------------
American Skandia Trust: 2, 3
  AST JPMorgan International Equity4                         0.88%              0.24%             0.02%              1.14%
  AST William Blair International Growth                     1.00%              0.23%             0.11%              1.34%
  AST DeAM International Equity                              1.00%              0.27%             0.00%              1.27%
  AST MFS Global Equity                                      1.00%              0.40%             0.00%              1.40%
  AST State Street Research Small-Cap Growth 5               0.90%              0.23%             0.07%              1.20%
  AST DeAM Small-Cap Growth                                  0.95%              0.22%             0.00%              1.17%
  AST Federated Aggressive Growth                            0.95%              0.27%             0.00%              1.22%
  AST Gabelli Small-Cap Value                                0.90%              0.20%             0.00%              1.10%
  AST DeAM Small-Cap Value                                   0.95%              0.41%             0.00%              1.36%
  AST Goldman Sachs Mid-Cap Growth                           1.00%              0.25%             0.16%              1.41%
  AST Neuberger Berman Mid-Cap Growth                        0.90%              0.21%             0.06%              1.17%
  AST Neuberger Berman Mid-Cap Value                         0.90%              0.17%             0.08%              1.15%
  AST Alger All-Cap Growth                                   0.95%              0.20%             0.25%              1.40%
  AST Gabelli All-Cap Value                                  0.95%              0.25%             0.00%              1.20%
  AST T. Rowe Price Natural Resources                        0.90%              0.25%             0.02%              1.17%
  AST Alliance Growth                                        0.90%              0.22%             0.04%              1.16%
  AST MFS Growth                                             0.90%              0.21%             0.14%              1.25%
  AST Marsico Capital Growth                                 0.90%              0.16%             0.05%              1.11%
  AST Goldman Sachs Concentrated Growth                      0.90%              0.17%             0.06%              1.13%
  AST DeAM Large-Cap Value                                   0.85%              0.24%             0.00%              1.09%
  AST Alliance/Bernstein Growth + Value                      0.90%              0.25%             0.00%              1.15%
  AST Sanford Bernstein Core Value                           0.75%              0.24%             0.15%              1.14%
  AST Cohen & Steers Realty                                  1.00%              0.22%             0.02%              1.24%
  AST Sanford Bernstein Managed Index 500                    0.60%              0.18%             0.06%              0.84%
  AST American Century Income & Growth                       0.75%              0.24%             0.00%              0.99%
  AST Alliance Growth and Income                             0.75%              0.16%             0.08%              0.99%
  AST Hotchkis & Wiley Large-Cap Value 6                     0.75%              0.19%             0.04%              0.98%
  AST DeAM Global Allocation 7                               0.97%              0.29%             0.00%              1.26%
  AST American Century Strategic Balanced                    0.85%              0.26%             0.00%              1.11%
  AST T. Rowe Price Asset Allocation                         0.85%              0.27%             0.00%              1.12%
  AST T. Rowe Price Global Bond                              0.80%              0.26%             0.00%              1.06%
  AST Goldman Sachs High Yield 8                             0.75%              0.18%             0.00%              0.93%
  AST Lord Abbett Bond-Debenture                             0.80%              0.24%             0.00%              1.04%
  AST PIMCO Total Return Bond                                0.65%              0.15%             0.00%              0.80%
  AST PIMCO Limited Maturity Bond                            0.65%              0.17%             0.00%              0.82%
  AST Money Market                                           0.50%              0.14%             0.00%              0.64%

Gartmore Variable Investment Trust:
  GVIT Developing Markets                                    1.15%              0.24%              0.25%              1.64%

Wells Fargo Variable Trust:9
  Equity Income                                              0.55%              0.26%             0.25%              1.06%

INVESCO Variable Investment Funds, Inc.: 10,11
  Dynamics                                                     0.75%            0.42%              0.00%              1.17%
  Technology 12                                                0.75%            0.41%              0.00%              1.16%
  Health Sciences                                              0.75%            0.33%              0.00%              1.08%
  Financial Services                                           0.75%            0.36%              0.00%              1.11%
------------------------------------------------------- ------------------ ----------------- ----------------- ------------------

--------------------------------------------------------------------------------------------------------------------------------
                                       UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                           (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------
                                                                                                                 Total Annual
                                                         Management Fees        Other           12b-1 Fees        Portfolio
                 UNDERLYING PORTFOLIO                                         Expenses 1                          Operating
                                                                                                                   Expenses
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------

Evergreen Variable Annuity Trust: 13
  International Equity                                         0.66%            0.46%              0.00%             1.12%
  Special Equity                                               0.92%            0.26%              0.00%             1.18%
  Omega                                                        0.52%            0.20%              0.00%             0.72%

ProFund VP: 14
  Europe 30                                                    0.75%            0.91%              0.25%             1.91%
  Asia 30                                                      0.75%            0.93%              0.25%             1.93%
  Japan                                                        0.75%            0.95%              0.25%             1.95%
  Banks                                                        0.75%            1.30%              0.25%             2.30%
  Basic Materials                                              0.75%            1.03%              0.25%             2.03%
  Biotechnology                                                0.75%            1.04%              0.25%             2.04%
  Consumer Cyclical                                            0.75%            1.33%              0.25%             2.33%
  Consumer Non-Cyclical                                        0.75%            1.33%              0.25%             2.33%
  Energy                                                       0.75%            1.09%              0.25%             2.09%
  Financial                                                    0.75%            1.07%              0.25%             2.07%
  Healthcare                                                   0.75%            1.04%              0.25%             2.04%
  Industrial                                                   0.75%            1.25%              0.25%             2.25%
  Internet                                                     0.75%            1.01%              0.25%             2.01%
  Pharmaceuticals                                              0.75%            1.06%              0.25%             2.06%
  Precious Metals                                              0.75%            0.98%              0.25%             1.98%
  Real Estate                                                  0.75%            1.02%              0.25%             2.02%
  Semiconductor                                                0.75%            1.05%              0.25%             2.05%
  Technology                                                   0.75%            0.93%              0.25%             1.93%
  Telecommunications                                           0.75%            1.06%              0.25%             2.06%
  Utilities                                                    0.75%            1.06%              0.25%             2.06%
  Bull                                                         0.75%            0.87%              0.25%             1.87%
  Bear                                                         0.75%            0.98%              0.25%             1.98%
  UltraBull                                                    0.75%            1.07%              0.25%             2.07%
  OTC                                                          0.75%            0.95%              0.25%             1.95%
  Short OTC                                                    0.75%            0.99%              0.25%             1.99%
  UltraOTC                                                     0.75%            0.97%              0.25%             1.97%
  Mid-Cap Value                                                0.75%            1.08%              0.25%             2.08%
  Mid-Cap Growth                                               0.75%            1.02%              0.25%             2.02%
  UltraMid-Cap                                                 0.75%            1.08%              0.25%             2.08%
  Small-Cap Value                                              0.75%            1.08%              0.25%             2.08%
  Small-Cap Growth                                             0.75%            1.00%              0.25%             2.00%
  UltraSmall-Cap                                               0.75%            1.00%              0.25%             2.00%
  U.S. Government Plus                                         0.50%            0.99%              0.25%             1.74%
  Rising Rates Opportunity                                     0.75%            0.91%              0.25%             1.91%

First Defined Portfolio Fund LLC:15,16
  First Trust(R)10 Uncommon Values                           0.60%              1.51%             0.25%             2.36%
  Target Managed VIP                                         0.60%              0.99%             0.25%             1.84%
  S&P Target 24                                              0.60%              2.22%             0.25%             3.07%
  The Dowsm DART 10                                          0.60%              2.59%             0.25%             3.44%
  Value Line(R)Target 25                                     0.60%              2.69%             0.25%             3.54%
  Global Target 15                                           0.60%              3.84%             0.25%             4.69%
  Nasdaq Target 15                                           0.60%              2.29%             0.25%             3.14%

The Prudential Series Fund, Inc.:
  SP William Blair International Growth 17                   0.85%              0.45%             0.25%             1.55%
------------------------------------------------------- ------------------ ----------------- ----------------- -----------------

1        As noted above,  shares of the  Portfolios  generally  are  purchased  through  variable  insurance  products.  Many of the
     Portfolios  and/or their investment  advisers and/or  distributors  have entered into arrangements with us as the issuer of the
     Annuity under which they compensate us for providing  ongoing  services in lieu of the Trust  providing such services.  Amounts paid under  these  arrangements  are  included  under  "Other  Expenses."  For more  information  see the  prospectus  for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.
2        The Portfolios'  total actual annual  operating  expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers,  reimbursement of expenses and expense offset arrangements.  These waivers,  reimbursements,  and offset arrangements are voluntary and may be terminated by American Skandia Investment Services,  Inc. and Prudential  Investments
     LLC at any time.  After  accounting  for the waivers,  reimbursements  and offset  arrangements,  the  Portfolio's  actual  annual operating expenses were:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                     Portfolio Name                  Reimbursement
                                     --------------                  -------------
                         AST William Blair International Growth          1.24%
                         AST DeAM International Equity                   1.14%
                         AST DeAM Small-Cap Growth                       1.02%
                         AST DeAM Small-Cap Value                        1.15%
                         AST Goldman Sachs Mid-Cap Growth                1.31%
                         AST Marsico Capital Growth                      1.10%
                         AST Goldman Sachs Concentrated Growth           1.06%
                         AST DeAM Large-Cap Value                        0.99%
                         AST Alliance Growth and Income                  0.97%
                         AST DeAM Global Allocation                      0.14%
                         AST PIMCO Total Return Bond                     0.78%
                         AST Money Market                                0.59%
     Effective  May 1, 2004,  the  Investment  Managers  have  voluntarily  agreed to waive a portion of their fee equal to .05% of the average  daily net assets of the AST Hotchkis & Wiley  Large-Cap  Value  Portfolio.  If such waiver had been in place at year-end, the Portfolio's actual annual operating expenses would have been 0.93%.
3        The Trust adopted a Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 of the  Investment  Company Act of 1940 to permit an affiliate of the Trust's Investment Managers to receive brokerage  commissions in connection with purchases and sales of securities  held by Portfolios of the Trust,  and to use these  commissions to promote the sale of shares of such  Portfolio.  The chart above shows the amount of commissions paid during 2003 to the affiliate of the Investment Managers to promote  distribution, shown as a percentage of Portfolio  average daily net assets.  The Distribution Plan does not limit the amount of commissions that may be directed under the Plan, so the amount  directed in future years may be greater than or less than the  percentage  shown in the chart above.  Overall brokerage  commission rates and amounts paid by the various Portfolios are not expected to increase as a result of the Distribution Plan.
4        Effective  February 23, 2004,  J.P.  Morgan  Investment  Management,  Inc.  became  sub-advisor of the Portfolio.  Prior to
     February 23, 2004,  Strong Capital  Management  served as Sub-advisor for the Portfolio,  then named "AST Strong  International
     Equity."
5        Effective May 1, 2004, State Street Research and Management  Company became  Sub-advisor of the Portfolio.  Prior to May 1,
     2004, Pilgrim Baxter & Associates served as Sub-advisor of the Portfolio, then named "AST PBHG Small Cap Growth."
6       Effective May 1, 2004,  Hotchkis and Wiley Capital  Management LLC became  Sub-advisor of the Portfolio.
        Prior to May 1, 2004, INVESCO Funds Group, Inc. served as Sub-advisor of the Portfolio, then named "AST INVESCO Capital Income."
7        (a) The DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares of other AST  Portfolios  (the  "Underlying
     Portfolios").  The only  management  fee  directly  paid by the  Portfolio  is a 0.10%  fee paid to  American  Skandia  Investment
     Services,  Inc.  and  Prudential  Investments  LLC.  The  management  fee shown in the chart for the  Portfolio  is (i) that 0.10%
     management  fee paid by the Portfolio plus (ii) an estimate of the management  fees paid by the Underlying  Portfolios,  which are borne indirectly by investors in the Portfolio.  The estimate was calculated  based on the percentage of the Portfolio  invested in each Underlying Portfolio as of December 31, 2003 using the management fee rates shown in the chart above.
     (b) The  DeAM  Global  Asset  Allocation  Portfolio  invests  primarily  in  shares  of  other  AST  Portfolios  (the  "Underlying
     Portfolios").  The expense  information  shown in the chart for the Portfolio  reflects (i) the expenses of the  Portfolio  itself plus (ii) an  estimate  of the  expenses  paid by the  Underlying  Portfolios,  which are borne  indirectly  by  investors  in the
     Portfolio.  The estimate was calculated based on the percentage of the Portfolio  invested in each  Underlying  Portfolio as of
     December 31, 2003 using the expense rates for the Underlying Portfolios shown in the above chart.
8        Effective May 1, 2004,  Goldman Sachs Asset  Management,  L.P. became  Sub-advisor of the Portfolio.  Prior to May 1, 2004,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "AST Federated High Yield."
9        The Adviser of Wells Fargo Variable Trust has committed  through April 30, 2005 to waive fees and/or reimburse  expenses to the extent necessary to maintain the Fund's net operating expenses as shown in the following table:

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             Equity Income                               1.00%

10       The Fund has adopted a new form of  administrative  services and transfer agency  agreements which will be effective May 1,
     2004.  As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.
11       The Fund's  adviser  is  entitled  to  receive  reimbursement  from the Fund for fees and  expenses  paid for by the Fund's adviser  pursuant to expense  limitation  commitments  between the Fund's adviser and the Fund if such  reimbursement  does not cause the Fund to exceed its  then-current  expense  limitations  and the  reimbursement  is made within  three years after the
     Fund's adviser incurred the expense.
12       As a result of a  reorganization  on April 30, 2004 of INVESCO VIF  Telecommunications  into  INVESCO VIF  Technology,  the
     Portfolio's Total Annual Operating Expenses have been restated to reflect current expenses.
13       Evergreen  Investment  Management  Company,  LLC ("Evergreen") may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce  expenses as shown in the table  below.  Amounts  waived  and/or  reimbursed  may be recouped  up to a  period  of three  years  following  the end of the  fiscal  year in which  the fee  waivers  and/or  expense reimbursements were made.  Evergreen may cease these voluntary waivers and/or reimbursements at any time.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------
                             International Equity                        1.07%
                             Special Equity                              1.03%

14       ProFund Advisors LLC has contractually  agreed to waive Investment  Advisory and Management  Services Fees and to reimburse other expenses to the extent Total Annual Portfolio  Operating  Expenses,  as a percentage of average daily net assets,  exceed
     1.98% (1.73% for ProFund VP U.S.  Government Plus) through  December 31, 2004. After such date, any of the expense  limitations may be terminated or revised.  Amounts waived or reimbursed in a particular  fiscal year may be repaid to ProFund  Advisors LLC within three years of the waiver or  reimbursement  to the extent that recoupment  will not cause the  Portfolio's  expenses to exceed any  expense  limitation  in place at that time.  A waiver or  reimbursement  lowers the  expense  ration and  increases overall returns to investors.
15       The Funds'  Board of  Trustees  reserve  the right to suspend  payments  under the 12b-1 Plan at any time.  On May 1, 2003,
     12b-1  payments were  suspended for all Funds except the First Trust 10 Uncommon  Values  Portfolio.  Payments  under the 12b-1
     Plan will resume  effective May 1, 2004 for the Target Managed VIP Portfolio,  the Dow Dart 10 Portfolio,  the Global Target 15
     Portfolio, the S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.
16       First Trust has voluntarily  agreed to waive fees and reimburse  expenses of the Funds through  September 30, 2005 to limit
     Total Annual Fund Operating  Expenses  (excluding  brokerage  expense and  extraordinary  expense) as shown in the table below.
     There can be no assurance that First Trust will continue to waive fees and reimburse  expenses after September 30, 2005.  First
     Trust may seek restitution from the Funds for fees waived and expenses  reimbursed  within three years following such waiver or reimbursement;  however,  the  restitution  is limited to the extent that it would not cause a Fund to exceed  current  expense limitations.

                                                                  Total Actual Annual
                                                                  Portfolio Operating
                                                                     Expenses After
                                                                        Expense
                                       Portfolio Name                Reimbursement
                                       --------------                -------------

                           First Trust(R)10 Uncommon Values               1.37%
                           Target Managed VIP                            1.47%
                           S&P Target 24                                 1.47%
                           The Dowsm DART 10                             1.47%
                           Value Line(R)Target 25                         1.47%
                           Global Target 15                              1.47%
                           Nasdaq Target 15                              1.47%

17       Effective  May 1,  2004,  William  Blair &  Company,  LLC  became  Sub-advisor  of the  Portfolio.  Prior  to May 1,  2004,
     Prudential  Investments  LLC/Jennison  Associates  LLC  served  as  Sub-advisor  of the  Portfolio,  then  named  "SP  Jennison
     International Growth."

EXPENSE EXAMPLES
These  examples  are  designed to assist you in  understanding  the various  expenses  you may incur with the Annuity  over  certain periods of time based on  specific  assumptions.  The  examples  reflect the Annual  Maintenance  Fee (when  applicable),  Insurance
Charge,  and the maximum total annual  portfolio  operating  expenses for the underlying  Portfolio  (shown  above),  as well as the maximum  charges for the optional  benefits that are offered under the Annuity that can be elected in combination  with one another.
The Securities and Exchange Commission ("SEC") requires these examples.

Below are  examples  showing  what you would pay in  expenses at the end of the stated time  periods  for each  Sub-account  had you invested $10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.

The examples  shown assume that:  (a) you only allocate  Account Value to the  Sub-account  with the maximum total annual  portfolio operating expenses for the underlying  Portfolio (shown above),  not to a Fixed Allocation;  (b) the Insurance Charge is assessed as
1.65% per year; (c) the Annual  Maintenance Fee (when applicable) is reflected as an asset-based  charge based on an assumed average contract  size;  (d) you make no  withdrawals  of Account  Value during the period shown;  (e) you make no  transfers,  withdrawals, surrender  or other  transactions  for which we charge a fee during the period  shown;  (f) no tax charge  applies;  (g) the maximum total annual portfolio  operating  expenses for the underlying  Portfolio  (shown above) are reflected;  and (h) the charge for each optional  benefit is reflected as an additional  charge equal to 0.50% of Protected  Income Value for the Guaranteed  Minimum Income
Benefit  and 0.50% per year of the  average  daily net  assets of the  Sub-accounts  for the  Combination  5%  Roll-up  and  Highest
Anniversary Value Death Benefit.  Amounts shown in the examples are rounded to the nearest dollar.

Expense  Examples are provided as follows:  1.) whether or not you surrender  the Annuity at the end of the stated time period;  and
2.) if you annuitize at the end of the stated time period.

THE EXAMPLES ARE  ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE CONSIDERED A  REPRESENTATION  OF PAST OR FUTURE EXPENSES OF THE UNDERLYING
MUTUAL FUNDS OR THEIR  PORTFOLIOS - ACTUAL  EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT ELECT ALL OF THE OPTIONAL  BENEFITS
AVAILABLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Whether or not you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $759                        $2,215                      $3,595                     $6,731
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        $759                        $2,215                      $3,595                     $6,731
            ----------------------------- --------------------------- --------------------------- --------------------------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable  investment option is a Sub-account of American Skandia Life Assurance  Corporation  Variable Account B (see "What are
Separate  Accounts" for more detailed  information.)  Each Sub-account  invests  exclusively in one Portfolio.  You should carefully read the prospectus for any Portfolio in which you are interested.  The following chart  classifies each of the Portfolios  based on our  assessment  of their  investment  style (as of the date of this  Prospectus).  The chart also  provides a  description  of each
Portfolio's  investment  objective (in italics) and a short,  summary description of their key policies to assist you in determining which  Portfolios  may be of  interest  to you.  There is no  guarantee  that any  underlying  Portfolio  will  meet its  investment objective.

The name of the  advisor/sub-advisor  for each Portfolio  appears next to the description.  Those Portfolios whose name includes the prefix "AST" are Portfolios of American Skandia Trust. The investment  managers for AST are American  Skandia  Investment  Services,
Incorporated and Prudential  Investments LLC, affiliated companies of American Skandia.  However, a sub-advisor,  as noted below, is engaged to conduct day-to-day investment decisions.

The Portfolios are not publicly traded mutual funds.  They are only available as investment  options in variable  annuity  contracts and variable  life  insurance  policies  issued by insurance  companies,  or in some cases,  to  participants  in certain  qualified retirement  plans.  However,  some of the Portfolios  available as Sub-accounts  under the Annuity are managed by the same portfolio advisor or  sub-advisor  as a retail  mutual fund of the same or similar name that the  Portfolio may have been modeled after at its inception.  Certain retail mutual funds may also have been modeled after a Portfolio.  While the  investment  objective and policies of the retail  mutual  funds and the  Portfolios  may be  substantially  similar,  the  actual  investments  will  differ to varying degrees.  Differences  in the  performance  of the funds can be  expected,  and in some cases could be  substantial.  You should not compare the  performance  of a publicly  traded mutual fund with the  performance  of any  similarly  named  Portfolio  offered as a
Sub-account.  Details about the  investment  objectives,  policies,  risks,  costs and management of the Portfolios are found in the prospectuses  for the underlying  mutual funds.  The current  prospectus and statement of additional  information for the underlying
Portfolios can be obtained by calling 1-800-766-4530.

====================================================================================================================================
Effective close of business June 28, 2002, the AST Goldman Sachs Small-Cap Value Portfolio is no longer offered as a Sub-account under the Annuity, except as follows: if at any time on or prior to June 28, 2002 you had any portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Goldman Sachs Small-Cap Value Sub-account, including any bank drafting, dollar cost averaging, asset allocation and rebalancing programs.  If you never had a portion of your Account Value allocated to the AST Goldman Sachs
Small-Cap Value Sub-account on or prior to June 28, 2002 or if you purchase your Annuity after June 28, 2002, you cannot allocate
Account Value to the AST Goldman Sachs Small-Cap Value Sub-Account.
====================================================================================================================================

Effective May 1, 2004, the SP William Blair International Growth Portfolio (formerly the SP Jennison International Growth
Portfolio) is no longer offered as a Sub-account under the Annuity, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate
Account Value and make transfers into and/or out of the SP William Blair International Growth Sub-account, including any bank drafting, dollar cost averaging, asset allocation and rebalancing programs.  If you never had a portion of your Account Value allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity after May
1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-Account.

Either of the above Sub-accounts may be offered to new Owners at some future date; however, at the present time, there is no intention to do so.  We also reserve the right to offer or close each of the above Sub-accounts to all Owners that owned the
Annuity prior to the respective close dates.

Please refer to Appendix A for certain required financial information related to the historical performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST JPMorgan  International  Equity (f/k/a AST Strong  International  Equity):  seeks long-term capital  growth by investing in a diversified  portfolio of  international  equity  securities.
                    The  Portfolio  seeks to meet its objective by investing,  under normal market  conditions,  at least 80% of its assets in a diversified  portfolio of equity  securities of companies  located
      EQUITY        or operating in developed  non-U.S.  countries  and emerging  markets of the world.  The equity    J.P. Morgan
                    securities will ordinarily be traded on a recognized foreign  securities  exchange or traded in  Investment Management
                    a foreign  over-the-counter  market in the country where the issuer is principally  based,  but           Inc.
                    may also be traded in other countries including the United States.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST William Blair International  Growth (AST American Century  International Growth merged into this  Portfolio):  seeks  long-term  growth of capital.  The  Portfolio  pursues its  objective primarily  through  investments  in equity  securities  of issuers  located  outside the United
                    States.  The  Portfolio  normally  invests at least 80% of its total  assets in  securities  of
      EQUITY        issuers from at least five  different  countries,  excluding the United  States.  The Portfolio
                    invests primarily in companies  selected for their growth  potential.  Securities are generally    William Blair &
                    selected  without  regard to any defined  allocation  among  countries,  geographic  regions or     Company, L.L.C.
                    industry sectors, or other similar selection procedure.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST DeAM  International  Equity:  seeks capital growth.  The Portfolio pursues its objective by investing  at least 80% of the value of its assets in the equity  securities  of  companies  in developed  non-U.S.  countries that are represented in the MSCI EAFE(R)Index. The target of this
                    Portfolio  is to track the  performance  of the MSCI  EAFE(R)Index  within  4% with a  standard
      EQUITY        deviation  expected of +/- 4%. The  Sub-advisor  considers  a number of factors in  determining     Deutsche Asset
                    whether to invest in a stock,  including  earnings growth rate,  analysts'  estimates of future     Management, Inc.
                    earnings and industry-relative price multiples.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Global Equity:  seeks capital growth.  Under normal circumstances the Portfolio invests
                    at least 80% of its assets in equity securities of U.S. and foreign issuers  (including issuers      Massachusetts
  GLOBAL EQUITY     in developing  countries).  The Portfolio  generally seeks to purchase  securities of companies    Financial Services
                    with relatively large market capitalizations relative to the market in which they are traded.           Company
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST State Street Research  Small-Cap  Growth (f/k/a AST PBHG Small-Cap  Growth):  seeks capital growth.  The Portfolio  pursues its objective by primarily  investing at least 80% of the value
 SMALL CAP GROWTH   of its assets in the common stocks of small-sized  companies,  whose market capitalizations are  State Street Research similar to market  capitalizations  of the  companies in the Russell 2000(R)Index at the time of  and Management Company the Portfolio's investment.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  Small-Cap  Growth:  seeks maximum  growth of  investors'  capital from a portfolio of growth  stocks of  smaller  companies.  The  Portfolio  pursues  its  objective,  under  normal circumstances,  by  primarily  investing  at  least  80%  of its  total  assets  in the  equity
 SMALL CAP GROWTH   securities  of  small-sized   companies  included  in  the  Russell  2000  Growth(R)Index.  The      Deutsche Asset
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity     Management, Inc.
                    securities  which  approximates  the market risk of those  stocks  included in the Russell 2000
                    Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    SMALL CAP       AST Federated  Aggressive  Growth:  seeks capital growth.  The Portfolio pursues its investment objective by investing in the stocks of small  companies  that are traded on national  security
                    exchanges,  NASDAQ stock  exchange and the  over-the-counter-market.  Small  companies  will be    Federated Investment
      GROWTH        defined as  companies  with market  capitalizations  similar to  companies  in the Russell 2000   Counseling/Federated
                    Growth Index. Up to 25% of the  Portfolio's  net assets may be invested in foreign  securities,    Global Investment
                    which are typically denominated in foreign currencies.                                              Management Corp.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------ ------------------------------------------------------------------------------------------------- -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
 SMALL CAP VALUE   AST Gabelli Small-Cap Value:  seeks to provide  long-term capital growth by investing  primarily in  small-capitalization  stocks  that  appear  to be  undervalued.  The  Portfolio  will have a non-fundamental  policy to invest, under normal circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement applies at the time the  Portfolio  invests  its  assets.  The  Portfolio  generally  defines  small  capitalization companies as those with a  capitalization  of $1.5 billion or less.  Reflecting a value approach
                   to investing,  the Portfolio will seek the stocks of companies whose current stock prices do not      GAMCO
                   appear to adequately reflect their underlying value as measured by assets,  earnings,  cash flow     Investors, Inc.
                   or business franchises.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
                   AST DeAM Small-Cap  Value:  seeks maximum growth of investors'  capital.  The Portfolio  pursues its objective,  under normal market conditions, by primarily investing at least 80% of its total
                   assets in the equity  securities of  small-sized  companies  included in the Russell 2000(R)Value      Deutsche Asset
 SMALL CAP VALUE   Index.  The  Sub-advisor  employs an  investment  strategy  designed to maintain a portfolio  of     Management, Inc.
                   equity  securities  which  approximates  the market risk of those stocks included in the Russell
                   2000(R)Value Index, but which attempts to outperform the Russell 2000(R)Value Index.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
  MID-CAP GROWTH   AST Goldman Sachs Mid-Cap Growth:  seeks long-term  capital  growth.  The Portfolio  pursues its investment  objective,  by investing  primarily in equity  securities  selected for their growth
                   potential,   and  normally  invests  at  least  80%  of  the  value  of  its  assets  in  medium capitalization  companies.  For  purposes of the  Portfolio,  medium-sized  companies  are those whose  market  capitalizations  (measured  at the time of  investment)  fall within the range of
                   companies  in the  Standard  & Poor's  MidCap  400  Index.  The  Sub-advisor  seeks to  identify     Goldman Sachs Asset
                   individual  companies with earnings growth potential that may not be recognized by the market at     Management, L.P.
                   large.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
                   AST Neuberger Berman Mid-Cap Growth: seeks capital growth.  Under normal market conditions,  the
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of mid-cap companies.  For purposes of the  Portfolio,  companies with equity market  capitalizations  that
  MID-CAP GROWTH   fall within the range of the Russell  Midcap(R)Index,  at the time of investment,  are considered     Neuberger Berman
                   mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in the  securities  of     Management Inc.
                   large-cap  companies as well as in small-cap  companies.  The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
  MID-CAP VALUE    AST Neuberger Berman Mid-Cap Value: seeks capital growth.  Under normal market  conditions,  the
                   Portfolio  primarily  invests  at least 80% of its net  assets in the  common  stocks of mid-cap companies.  For purposes of the  Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of  investment  are  considered mid-cap  companies.  Some  of the  Portfolio's  assets  may be  invested  in the  securities  of
                   large-cap  companies as well as in small-cap  companies.  Under the  Portfolio's  value-oriented      Neuberger Berman
                   investment  approach,  the Sub-advisor  looks for well-managed  companies whose stock prices are     Management Inc.
                   undervalued and that may rise in price before other investors realize their worth.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
     ALL-CAP       AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio  invests primarily in equity securities,  such as common or preferred stocks,  that are listed on U.S. exchanges or in the  over-the-counter  market. The Portfolio may invest in the equity securities of companies of
      GROWTH       all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on the         Fred Alger
                   Sub-advisor's assessment of particular companies and market conditions.                              Management, Inc.
------------------ ------------------------------------------------------------------------------------------------- -----------------------
------------------ ------------------------------------------------------------------------------------------------- -----------------------
     ALL-CAP       AST Gabelli  All-Cap  Value:  seeks  capital  growth.  The  Portfolio  pursues its  objective by  GAMCO Investors, Inc.
                   investing primarily in readily marketable equity securities  including common stocks,  preferred stocks and  securities  that may be converted at a later time into common  stock.  The Portfolio may invest in the  securities  of companies of all sizes,  and may  emphasize  either  larger or
      VALUE        smaller companies at a given time based on the Sub-advisor's  assessment of particular companies and market conditions.  The Portfolio focuses on companies that appear  underpriced  relative to their private market value ("PMV").  PMV is the value that the Portfolio's  Sub-advisor believes informed investors would be willing to pay for a company.
------------------ ------------------------------------------------------------------------------------------------- -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        AST T. Rowe Price Natural  Resources:  seeks  long-term  capital growth  primarily  through the common stocks of companies  that own or develop  natural  resources  (such as energy  products, precious  metals and forest  products)  and other basic  commodities.  The  Portfolio  normally invests  primarily (at least 80% of its total assets) in the common stocks of natural  resource companies whose earnings and tangible  assets could benefit from  accelerating  inflation.  The
                    Portfolio looks for companies that have the ability to expand production,  to maintain superior
                    exploration  programs  and  production   facilities,   and  the  potential  to  accumulate  new      T. Rowe Price
                    resources.  At least 50% of Portfolio assets will be invested in U.S. securities,  up to 50% of     Associates, Inc.
                    total assets also may be invested in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance  Growth:  seeks long-term  capital growth.  The Portfolio  invests at least 80% of its total assets in the equity  securities of a limited  number of large,  carefully  selected, high-quality  U.S.  companies  that are judged  likely to  achieve  superior  earnings  growth.
 LARGE CAP GROWTH   Normally,  about 40-60  companies will be  represented in the Portfolio,  with the 25 companies     Alliance Capital
                    most  highly  regarded  by  the  Sub-advisor  usually  constituting  approximately  70%  of the     Management, L.P.
                    Portfolio's  net assets.  An emphasis is placed on identifying  companies  whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and
                    related securities,  such as preferred stocks,  convertible securities and depositary receipts,      Massachusetts
 LARGE CAP GROWTH   of companies that the  Sub-advisor  believes offer better than average  prospects for long-term    Financial Services
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run         Company
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and
                    companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor       Marsico Capital
                    then looks for individual  companies with earnings growth  potential that may not be recognized     Management, LLC
                    by the market at large, a "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs  Concentrated  Growth (AST DeAM Large-Cap Growth merged into this Portfolio):
                    seeks growth of capital in a manner  consistent with the  preservation of capital.  Realization of  income  is not a  significant  investment  consideration  and any  income  realized  on the
                    Portfolio's  investments,  therefore,  will be incidental  to the  Portfolio's  objective.  The
 LARGE CAP GROWTH   Portfolio  will pursue its objective by investing  primarily in equity  securities of companies   Goldman Sachs Asset
                    that  the  Sub-advisor  believes  have  potential  to  achieve  capital  appreciation  over the     Management, L.P.
                    long-term.  The Portfolio seeks to achieve its investment objective by investing,  under normal circumstances,  in approximately 30 - 45 companies that are considered by the Sub-advisor to be positioned for long-term growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST DeAM Large-Cap Value:  seeks maximum growth of capital by investing  primarily in the value stocks  of  larger  companies.  The  Portfolio  pursues  its  objective,  under  normal  market conditions,  by  primarily  investing  at least  80% of the value of its  assets in the  equity
                    securities  of  large-sized   companies   included  in  the  Russell  1000(R)Value  Index.  The
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity
                    securities  which  approximates  the market risk of those stocks  included in the Russell 1000(R)   Deutsche Asset
                    Value Index,  but which  attempts to outperform  the Russell  1000(R)Value Index through  active     Management, Inc.
                    stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       AST Alliance/Bernstein  Growth + Value: seeks capital growth by investing  approximately 50% of its assets in growth  stocks of large  companies and  approximately  50% of its assets in value stocks of large  companies.  The Portfolio will invest primarily in commons tocks of large U.S.
                    companies  included in the Russell  1000(R)Index (the "Russell  1000(R)").  The Russell 1000(R)is a
                    market  capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.
                    companies.  Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35
      BLEND         companies  primarily from the Russell 1000(R)Growth Index constituting  approximately 50% of the
                    Portfolio's  net assets and 35-50  companies  primarily  from the  Russell  1000(R)Value  Index     Alliance Capital
                    constituting  the  remainder  of  the  Portfolio's  net  assets.   There  will  be  a  periodic     Management, L.P.
                    rebalancing  of each  segment's  assets  to take  account  of market  fluctuations  in order to maintain the approximately equal allocation.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST Sanford  Bernstein Core Value:  seeks  long-term  capital growth by investing  primarily in common stocks.  The  Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities  created when companies
                    are undervalued on the basis of investor  reactions to near-term problems or circumstances even    Sanford C. Bernstein
                    though their long-term  prospects  remain sound. The Sub-advisor  seeks to identify  individual        & Co., LLC
                    companies with earnings growth potential that may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate securities.  The  Portfolio  pursues  its  investment  objective  by  investing,  under  normal circumstances,  at least 80% of its net assets in  securities  of real  estate  issuers.  Under
   REAL ESTATE      normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity      Cohen & Steers
      (REIT)        securities of real estate companies,  i.e., a company that derives at least 50% of its revenues   Capital Management,
                    from the ownership,  construction,  financing, management or sale of real estate or that has at           Inc.
                    least  50% of its  assets in real  estate.  Real  estate  companies  may  include  real  estate investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Sanford Bernstein Managed Index 500: will invest, under normal circumstances,  at least 80%
                    of its net assets in  securities  included in the Standard & Poor's 500  Composite  Stock Price
                    Index  (the  "S&P(R)500 ").  The  Portfolio  seeks  to  outperform  the S&P 500  through  stock selection  resulting  in  different  weightings  of common  stocks  relative to the index.  The
                    Portfolio will invest  primarily in the common stocks of companies  included in the S&P 500. In seeking  to  outperform  the S&P  500,  the  Sub-advisor  starts  with a  portfolio  of  stocks
  MANAGED INDEX     representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative   Sanford C. Bernstein
                    criteria  that are designed to indicate  whether a particular  stock will  predictably  perform        & Co., LLC
                    better or worse than the S&P 500. Based on these criteria,  the Sub-advisor  determines whether the  Portfolio  should  over-weight,  under-weight  or hold a  neutral  position  in the  stock relative  to the  proportion  of the S&P 500  that  the  stock  represents.  In  addition,  the
                    Sub-advisor  also  may  determine  that  based on the  quantitative  criteria,  certain  equity securities that are not included in the S&P 500 should be held by the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST American  Century Income & Growth (AST MFS Growth with Income merged into this  Portfolio):
                    seeks  capital  growth with current  income as a secondary  objective.  The  Portfolio  invests primarily in common stocks that offer  potential for capital growth,  and may,  consistent with its  investment  objective,  invest in stocks  that offer  potential  for current  income.  The
       AND          Sub-advisor  utilizes a  quantitative  management  technique  with a goal of building an equity    American Century
      INCOME        portfolio  that provides  better  returns than the S&P 500 Index without  taking on significant        Investment
                    additional  risk and while  attempting to create a dividend yield that will be greater than the     Management, Inc.
                    S&P 500 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      GROWTH        AST Alliance Growth and Income:  seeks long-term  growth of capital and income while attempting to avoid excessive  fluctuations in market value. The Portfolio  normally will invest in common
                    stocks  (and  securities   convertible  into  common  stocks).  The  Sub-advisor  will  take  a
       AND          value-oriented  approach,  in that it will  try to keep  the  Portfolio's  assets  invested  in
      INCOME        securities that are selling at reasonable  valuations in relation to their fundamental business      Alliance Capital
                    prospects.  The  stocks  that the  Portfolio  will  normally  invest in are  those of  seasoned     Management, L.P.
                    companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LAREGE CAP VALUE   AST Hotchkis & Wiley Large-Cap Value (f/k/a AST INVESCO Capital  Income):  seeks current income and long-term growth of income, as well as capital appreciation.  The Portfolio invests,  under normal  circumstances,  at least 80% of its net assets plus borrowings for investment  purposes
                    in common stocks, of large cap U.S.  companies,  that have a high cash dividend or payout yield     Hotchkis & Wiley
                    relative to the market.  The  Sub-advisor  currently  considers large cap companies to be those   Capital Management,
                    with market  capitalizations  like those  founding  the Russell 1000 Index.  Additionally,  the           LLC
                    Portfolio can invest up to 20% of its total assets in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Global  Allocation:  seeks a high level of total  return by  investing  primarily in a diversified  portfolio  of  mutual  funds.  The  Portfolio  seeks  to  achieve  its  investment objective  by  investing  in  several  other  AST  Portfolios  ("Underlying  Portfolios").  The
                    Portfolio intends its strategy of investing in combinations of Underlying  Portfolios to result      Deutsche Asset
     BALANCED       in  investment  diversification  that an  investor  could  otherwise  achieve  only by  holding     Management, Inc.
                    numerous  investments.  The  Portfolio  is  expected  to be  invested  in  at  least  six  such
                    Underlying  Portfolios at any time. It is expected that the  investment  objectives of such AST
                    Portfolios will be diversified.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital  growth and  current  income.  The
                    Sub-advisor  intends  to  maintain  approximately  60%  of the  Portfolio's  assets  in  equity
                    securities and the remainder in bonds and other fixed income  securities.  Both the Portfolio's     American Century
     BALANCED       equity and fixed  income  investments  will  fluctuate  in value.  The equity  securities  will        Investment
                    fluctuate  depending on the  performance of the companies that issued them,  general market and     Management, Inc.
                    economic  conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
ASSET ALLOCA-TION   AST T. Rowe Price Asset Allocation:  seeks a high level of total return by investing  primarily in a  diversified  portfolio  of fixed income and equity  securities.  The  Portfolio  normally invests  approximately  60% of its total  assets in equity  securities  and 40% in fixed income securities.  The Sub-advisor  concentrates common stock investments in larger, more established
                    companies,  but the  Portfolio may include small and  medium-sized  companies  with good growth      T. Rowe Price
                    prospects.  The fixed income portion of the Portfolio will be allocated among  investment grade     Associates, Inc.
                    securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   GLOBAL BOND      AST T. Rowe Price Global  Bond:  seeks to provide  high  current  income and capital  growth by investing  in  high-quality  foreign and U.S.  dollar-denominated  bonds.  The  Portfolio  will invest at least 80% of its total  assets in all types of high  quality  bonds  including  those issued  or  guaranteed  by U.S.  or  foreign  governments  or  their  agencies  and by  foreign authorities,  provinces and  municipalities  as well as investment  grade  corporate  bonds and mortgage and  asset-backed  securities of U.S. and foreign  issuers.  The  Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized  through  hedging.  The Portfolio may also invest up to
                    20% of its assets in the aggregate in below  investment-grade,  high-risk bonds ("junk bonds").     T. Rowe Price
                    In addition,  the  Portfolio may invest up to 30% of its assets in  mortgage-backed  (including   International, Inc.
                    derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 HIGH YIELD BOND    AST Goldman  Sachs High Yield (f/k/a AST Federated  High Yield):  seeks a high level of current income and may also  consider the potential for capital  appreciation.  The Portfolio  invests, under normal  circumstances,  at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in high-yield,  fixed-income  securities that,  at the time of purchase,  are  non-investment  grade  securities.  Non-investment  grade securities are securities rated BB, Ba or below by a NRSRO,  or, if unrated,  determined by the
                    Sub-advisor  to be of  comparable  quality.  The  Portfolio  may  invest  in all types of fixed income  securities,  including,  senior and subordinated  corporate debt  obligations  (such as bonds, debentures,  notes and commercial paper), convertible and non-convertible corporate debt obligations,  loan  participations,  custodial  receipts,  municipal  securities  and preferred
                    stock.  The Portfolio may invest up to 25% of its total assets in  obligations  of domestic and     Goldman Sachs Asset
                    foreign  issuers  which  are  denominated  in  currencies  other  than the U.S.  dollar  and in     Management, L.P.
                    securities of issuers located in emerging countries  denominated in any currency.  Under normal market  conditions,  the Portfolio  may invest up to 20% of its net assets in investment  grade fixed-income securities, including U.S. Government Securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST Lord Abbett  Bond-Debenture:  seeks high  current  income and the  opportunity  for capital  Lord, Abbett & Co. LLC appreciation  to produce a high total  return.  To pursue its  objective,  the  Portfolio  will invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities and normally  invests  primarily in high yield and investment grade debt securities, securities  convertible  in common stock and  preferred  stocks.  The  Portfolio  may find good value in high yield  securities,  sometimes  called  "lower-rated  bonds" or "junk  bonds," and frequently  may have more than half of its assets  invested in those  securities.  At least 20%
                    of the  Portfolio's  assets  must be  invested  in any  combination  of  investment  grade debt securities,  U.S.  Government  securities  and cash  equivalents.  The  Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain  a  weighted  average  maturity  in the  range of five to twelve  years,  there are no restrictions  on the overall  Portfolio or on individual  securities.  The Portfolio may invest up to 20% of its net assets in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO  Total  Return Bond (AST DeAM Bond  merged  into this  Portfolio):  seeks to maximize total return consistent with  preservation of capital and prudent  investment  management.  The
                    Portfolio  will  invest in a  diversified  portfolio  of  fixed-income  securities  of  varying
                    maturities.  The average  portfolio  duration  of the  Portfolio  generally  will vary within a    Pacific Investment
                    three- to six-year time frame based on the Sub-advisor's forecast for interest rates.            Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MONEY MARKET     AST Money  Market:  seeks high  current  income and  maintain  high  levels of  liquidity.  The
                    Portfolio  attempts to  accomplish  its  objective by  maintaining  a  dollar-weighted  average
                    maturity  of not  more  than 90 days  and by  investing  in  securities  which  have  effective       Wells Capital
                    maturities of not more than 397 days.                                                               Management, Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 EMERGING MARKETS   GVIT Developing Markets (f/k/a Montgomery Variable Series - Emerging Markets):  seeks long-term
                    capital appreciation,  under normal conditions by investing at least 80% of its total assets in        Gartmore Global Asset
                    stocks of  companies  of any size  based in the  world's  developing  economies.  Under  normal        Management
                    market  conditions,  investments  are  maintained in at least six countries at all times and no  Trust/Gartmore Global
                    more than 35% of total assets in any single one of them.                                                Partners
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.    Wells Fargo Funds
                    The  Portfolio  invests  in the  common  stocks of large  U.S.  companies  with  strong  return potential and above-average  dividend income.  The Portfolio invests  principally in securities
                    of companies with market capitalizations of $3 billion or more.                                     Management, LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    INVESCO Variable  Investment Funds - Dynamics:  seeks long-term  capital growth.  The Portfolio pursues its  objective  by normally  investing  at least 65% of its assets in common  stocks of mid-sized  companies  that are  included  in the  Russell  Midcap  Growth  Index at the time of
                    purchase,  or if not  included  in that  Index,  have market  capitalizations  of between  $2.5      INVESCO Funds Group,
                    billion and $15 billion at the time of purchase.                                                          Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment  Funds - Technology  (INVESCO VIF  Telecommunications  merged into this Portfolio):  seeks capital growth.  The Portfolio normally invests at least 80% of its net assets in the  equity  securities  and  equity-related  instruments  of  companies  engaged  in
                    technology-related  industries.  These  include,  but  are  not  limited  to,  various  applied      INVESCO Funds Group,
                    technologies,  hardware,  software,  semiconductors,  telecommunications equipment and services           Inc.
                    and service-related companies in information technology.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds - Health  Sciences:  seeks capital  growth.  The Portfolio normally  invests at least 80% of its net assets in the equity  securities  and  equity-related instruments of companies that develop,  produce or distribute  products or services  related to
                    health care. These companies  include,  but are not limited to, medical  equipment or supplies,    INVESCO Funds Group,
                    pharmaceuticals, biotechnology, and healthcare providers and service companies.                           Inc.
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Financial  Services:  seeks capital growth.  The Portfolio normally  invests at least 80% of its net assets in the equity  securities  and  equity-related
                    instruments of companies  involved in the financial  services sector.  These companies include,    INVESCO Funds Group,
                    but are not limited to, banks,  insurance companies,  investment and miscellaneous  industries,
                    and suppliers to financial services companies.                                                            Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  GLOBAL EQUITY     Evergreen  VA  International  Equity  (f/k/a  Evergreen  VA  International  Growth and acquired
                    Evergreen  VA  Global  Leaders):  seeks  long-term  capital  growth  and,  secondarily,  modest income.  The Portfolio invests  primarily in equity securities issued by established,  quality,
                    non-U.S.  companies  located in countries  with developed  markets and may purchase  across all     Evergreen Investment
                    market  capitalizations.  The  Portfolio  normally  invests  at  least  65%  of its  assets  in   Management Company,
                    securities  of  companies  in at least three  different  countries  (other than the U.S.).  The           LLC
                    Portfolio may also invest in emerging markets.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
 SMALL CAP EQUITY   Evergreen VA Special Equity:  seeks capital  growth.  The Portfolio  normally  invests at least
                    80% of its assets in common  stocks of small  U.S.  companies  (i.e.,  companies  whose  market capitalizations  fall within the range of the Russell  2000(R)Index,  at the time of  purchase).
                    The remaining 20% of the  Portfolio's  assets may be represented by cash or invested in various    Evergreen Investment
                    cash  equivalents.  The Portfolio's  manager selects stocks of companies which it believes have   Management Company,
                    the potential for accelerated growth in earnings and price.                                               LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    Evergreen VA Omega:  seeks long-term capital growth.  The Portfolio invests primarily in common stocks and  securities  convertible  into  common  stocks of U.S.  companies  across all market
                    capitalizations.  The  Portfolio's  managers  employ  a  growth  style  of  equity  management.    Evergreen Investment
                    "Growth" stocks are stocks of companies that the Portfolio's  managers believe have anticipated   Management Company,
                    earnings ranging from steady to accelerated growth.                                                       LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL
   EQUITY
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Europe  30:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the ProFunds  Europe 30 Index.  The ProFunds  Europe 30
                    Index,  created by ProFund  Advisors,  is composed of 30 companies whose principal  offices are located  in Europe  and whose  securities  are  traded on U.S.  exchanges  or on the  NASDAQ as depositary  receipts or ordinary  shares.  The  component  companies in the ProFunds  Europe 30
                    Index are  determined  annually  based upon their U.S.  dollar-traded  volume.  Their  relative weights are determined based on a modified market capitalization method.
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    ProFund VP Asia 30: seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance  of the ProFunds Asia 30 Index.  The ProFunds Asia 30 Index,  created by ProFund  Advisors,  is composed of 30 companies whose  principal  offices are located in the
                    Asia/Pacific  region,  excluding Japan, and whose securities are traded on U.S. exchanges or on
      EQUITY        the NASDAQ as depository  receipts or ordinary shares. The component  companies in the ProFunds
                    Asia 30 Index are  determined  annually  based  upon  their U.S.  dollar-traded  volume.  Their relative weights are determined based on the modified market capitalization method.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Japan: seeks daily investment results,  before fees and expenses, that correspond to the daily  performance  of the Nikkei 225 Stock  Average.  Since the  Japanese  markets are not open when  ProFund VP Japan  values its  shares,  ProFund VP Japan  determines  its  success in meeting this  investment  objective by comparing its daily return on a given day with the daily performance of related futures  contracts traded in the United States related to the Nikkei 225
                    Stock Average.  The Nikkei 225 Stock Average Index (Nikkei Index) is a modified  price-weighted index of the 225 most  actively  traded  and  liquid  Japanese  companies  listed  in the First
  INTER-NATIONAL    Section of the Tokyo Stock  Exchange.  The Nikkei  Index is  calculated  from the prices of the   ProFund Advisors LLC
      EQUITY        225  Tokyo  Stock  Exchange   (TSE)  First  Section  stocks   selected  to  represent  a  broad
                    cross-section  of  Japanese  industries  and the overall  performance  of the  Japanese  equity market.  Nihon  Keizai  Shimbun,  Inc.  is the  sponsor of the Index.  Companies  in the Nikkei
                    Index are  reviewed  annually.  Emphasis  is  placed  on  maintaining  the  Index's  historical continuity while keeping the Index composed of stocks with high market  liquidity.  The sponsor consults with various market experts,  considers  company specific  information and the overall composition of the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Banks: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
                    the daily  performance  of the Dow Jones  U.S.  Banks  Index.  The Dow Jones U.S.  Banks  Index
                    measures  the  performance  of the  banking  industry  of the  U.S.  equity  market.  Component companies  include all  regional  and major U.S.  domiciled  international  banks,  savings and loans, savings banks,  thrifts,  building  associations and societies.  Investment and merchant banks are excluded.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Basic Materials:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S. Basic  Materials  Sector Index.  The
                    Dow Jones U.S. Basic  Materials  Sector Index measures the  performance of the basic  materials
      SECTOR        economic sector of the U.S. equity market.  Component  companies are involved in the production   ProFund Advisors LLC
                    of aluminum,  commodity chemicals,  specialty chemicals,  forest products,  non-ferrous metals, paper products, precious metals and steel.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  Biotechnology:  seeks daily  investment  results,  before fees and  expenses,  that correspond to the daily  performance of the Dow Jones U.S.  Biotechnology  Index. The Dow Jones
                    U.S.  Biotechnology  Index measures the performance of the  biotechnology  industry of the U.S.
      SECTOR        equity  market.  Component  companies  include  those engaged in genetic  research,  and/or the   ProFund Advisors LLC
                    marketing  and  development  of  recombinant  DNA  products.  Makers  of  artificial  blood and contract biotechnology researchers are also included in the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer Cyclical:  seeks daily investment results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Consumer Cyclical Sector Index. The
                    Dow Jones U.S.  Consumer  Cyclical  Sector  Index  measures  the  performance  of the  consumer cyclical  economic  sector of the U.S. equity market.  Component  companies  include  airlines, auto manufacturers,  auto parts, tires, casinos,  consumer  electronics,  recreational products and services,  restaurants,  lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer  Non-Cyclical:  seeks daily investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that correspond to the daily  performance of the Dow Jones U.S.  Consumer  Non-Cyclical  Sector
                    Index. The Dow Jones U.S.  Consumer  Non-Cyclical  Sector Index measures the performance of the consumer  non-cyclical  economic sector of the U.S. equity market.  Component companies include beverage  companies,  consumer service  companies,  durable and non-durable  household  product manufacturers, cosmetic companies, food products and agriculture and tobacco products.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Energy:  seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones U.S. Energy Sector Index.  The Dow Jones U.S. Energy
                    Sector  Index  measures  the  performance  of the  energy  sector  of the U.S.  equity  market.
                    Component  companies include oil drilling  equipment and services,  coal, oil  companies-major, oil companies-secondary,  pipelines, liquid, solid or gaseous fossil fuel producers and service companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Financial:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Financial  Sector  Index.  The Dow
                    Jones U.S.  Financial Sector Index measures the performance of the financial  services economic sector of the U.S.  equity market.  Component  companies  include  regional  banks;  major U.S.
                    domiciled  international banks; full line, life, and property and casualty insurance companies;
                    companies that invest,  directly or indirectly in real estate;  diversified financial companies such as Fannie  Mae,  credit card  insurers,  check  cashing  companies,  mortgage  lenders and investment  advisers;  securities  brokers and dealers,  including  investment banks,  merchant banks and online brokers; and publicly traded stock exchanges.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Healthcare:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Healthcare  Sector Index.  The Dow
                    Jones U.S.  Healthcare Sector Index measures the performance of the healthcare  economic sector of the U.S. equity market.  Component  companies  include health care providers,  biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Industrial:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Industrial  Sector Index.  The Dow
                    Jones U.S.  Industrial Sector Index measures the performance of the industrial  economic sector
                    of  the  U.S.  equity  market.   Component   companies   include  building   materials,   heavy
                    construction,  factory  equipment,  heavy machinery,  industrial  services,  pollution control,
                    containers  and  packaging,   industrial  diversified,   air  freight,  marine  transportation,
                    railroads,  trucking,  land-transportation  equipment,  shipbuilding,  transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Internet:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones Composite  Internet  Index.  The Dow Jones Composite
                    Internet Index measures the  performance of stocks in the U.S. equity markets that generate the majority  of their  revenues  from the  Internet.  The  Index is  composed  of two  sub-groups:
                    Internet  Commerce - companies that derive the majority of their revenues from providing  goods and/or  services  through an open network,  such as a web site.  Internet  Services - companies that derive the majority of their revenues from  providing  access to the Internet or providing services to people using the Internet.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Pharmaceuticals:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the Dow Jones  U.S.  Pharmaceuticals  Index.  The Dow
                    Jones U.S.  Pharmaceuticals  Index measures the performance of the pharmaceuticals  industry of the U.S. equity market.  Component  companies include the makers of prescription  drugs such as birth control pills and vaccines,  and over-the-counter  drugs, such as aspirin, cold remedies, as well as companies engaged in contract drug research..
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Precious Metals:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the  Philadelphia  Stock Exchange  Gold/Silver  Sector
                    Index. The  Philadelphia  Stock Exchange  Gold/Silver  Sector Index measures the performance of the gold and silver mining industry of the global equity market.  Component  companies  include companies  involved in the mining and production of gold,  silver,  and other precious  metals, precious stones and pearls.  The Index does not include  producers of commemorative  medals and coins that are made of these metals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Real  Estate:  seeks  daily  investment  results,  before  fees and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Real Estate  Index.  The Dow Jones
                    U.S. Real Estate Index measures the  performance of the real estate industry of the U.S. equity
                    market.   Component  companies  include  those  that  invest  directly  or  indirectly  through
      SECTOR        development,  management  or  ownership  of shopping  malls,  apartment  buildings  and housing   ProFund Advisors LLC
                    developments;  and real estate  investment  trusts ("REITs") that invest in apartments,  office and  retail  properties.  REITs are  passive  investment  vehicles  that  invest  primarily  in income-producing real estate or real estate related loans or interests.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Semiconductor:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Semiconductor  Index. The Dow Jones
                    U.S.  Semiconductor  Index measures the performance of the  semiconductor  industry of the U.S.
                    equity market.  Component  companies are engaged in the production of semiconductors  and other integrated chips, as well as other related products such as circuit boards and motherboards.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Technology:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Technology  Sector Index.  The Dow
                    Jones U.S.  Technology  Sector Index measures the  performance of the technology  sector of the
                    U.S.  equity  market.  Component  companies  include  those  involved in  computers  and office
                    equipment,  software,   communications  technology,   semiconductors,   diversified  technology
                    services and internet services.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Telecommunications:  seeks daily investment results,  before fees and expenses, that   ProFund Advisors LLC
                    correspond to the daily performance of the Dow Jones U.S.  Telecommunications Sector Index. The
                    Dow  Jones  U.S.   Telecommunications   Sector   Index   measures   the   performance   of  the
                    telecommunications  economic  sector of the U.S.  equity market.  Component  companies  include fixed-line communications and wireless communications companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Utilities:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Utilities  Sector  Index.  The Dow
      SECTOR        Jones U.S.  Utilities Sector Index measures the performance of the utilities economic sector of   ProFund Advisors LLC
                    the U.S. equity market.  Component  companies  include  electric  utilities,  gas utilities and water utilities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
THE PROFUND VP PORTFOLIOS  DESCRIBED  BELOW ARE AVAILABLE AS  SUB-ACCOUNTS  TO ALL ANNUITY  OWNERS.  EACH  PORTFOLIO  PURSUES AN INVESTMENT
STRATEGY THAT SEEKS TO PROVIDE DAILY  INVESTMENT  RESULTS,  BEFORE FEES AND EXPENSES,  THAT MATCH A WIDELY  FOLLOWED  INDEX,  INCREASE BY A
SPECIFIED FACTOR RELATIVE TO THE INDEX,  MATCH THE INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED  FACTOR.  THE
INVESTMENT  STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT  RESULTS OF THE APPLICABLE
INDEX.  IT IS RECOMMENDED  THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL  ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC
OR TACTICAL  ASSET  ALLOCATION  STRATEGY  INVEST IN THESE  PORTFOLIOS.  WE HAVE  ARRANGED THE  PORTFOLIOS  BASED ON THE INDEX ON WHICH IT'S
INVESTMENT STRATEGY IS BASED.
--------------------------------------------------------------------------------------------------------------------------------------------

 ------------------ ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P 500(R)Index is a measure of large-cap U.S. stock market  performance.  It is a capitalization  weighted index of 500 U.S.  operating companies and REITS selected by an S&P committee through a non-mechanical  process that factors criteria such as liquidity,  price,  market capitalization, financial viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bull: seeks daily investment results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
     S&P 500        the daily performance of the S&P 500(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bear: seeks daily investment results,  before fees and expenses,  that correspond to the inverse  (opposite) of the daily  performance of the S&P 500(R)Index.  If ProFund VP Bear is successful in meeting its objective,  its net asset value should gain  approximately  the same,
     S&P 500        on a  percentage  basis,  as any  decrease  in the S&P 500(R)Index when the Index  declines on a   ProFund Advisors LLC
                    given  day.  Conversely,  its  net  asset  value  should  lose  approximately  the  same,  on a percentage basis, as any increase in the Index when the Index rises on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  UltraBull:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to twice (200%) the daily  performance of the S&P 500(R)Index.  Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded  to one and one-half times (150%) the daily  performance of the S&P 500(R)Index. If
                    ProFund VP UltraBull is  successful in meeting its  objective,  its net asset value should gain
     S&P 500        approximately  twice as much, on a percentage basis, as the S&P 500(R)Index when the Index rises   ProFund Advisors LLC
                    on a given day.  Conversely,  its net asset value should lose approximately twice as much, on a percentage  basis,  as the Index when the Index  declines on a given day. Prior to May 1, 2003,
                    ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment  results that corresponded to one and one-half times the daily performance of the S&P 500(R)Index
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The NASDAQ-100 Index(R)includes 100 of the largest  non-financial  domestic and  international  issues listed on the NASDAQ Stock Market. To be eligible for inclusion  companies  cannot be in bankruptcy  proceedings  and must meet certain  additional  criteria  including  minimum
trading  volume  and  "seasoning,"  requirements.   The  Index  is  calculated  under  a  modified   capitalization-weighted   methodology.
Reconstitution and rebalancing occurs on an annual, quarterly and ongoing basis..
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP OTC: seeks daily investment  results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
                    the daily performance of the NASDAQ-100  Index(R).  "OTC" in the name of ProFund VP OTC refers to securities  that do not trade on a U.S.  securities  exchange  registered  under the Securities
                    Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund  VP  Short  OTC:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the inverse  (opposite) of the daily  performance  of the NASDAQ-100  Index(R).  If
                    ProFund VP Short OTC is  successful in meeting its  objective,  its net asset value should gain approximately  the same, on a percentage  basis, as any decrease in the NASDAQ-100  Index(R)when the Index declines on a given day.  Conversely,  its net asset value should lose  approximately the same, on a percentage  basis,  as any increase in the Index when the Index rises on a given day.  "OTC" in the name of  ProFund VP Short OTC  refers to  securities  that do not trade on a
                    U.S. securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP UltraOTC:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to twice  (200%) the daily  performance  of the  NASDAQ-100  Index(R).  If ProFund VP UltraOTC is
                    successful in meeting its  objective,  its net asset value should gain  approximately  twice as much,  on a percentage  basis,  as the  NASDAQ-100  Index(R)when the Index rises on a given day.
                    Conversely,  its net asset  value  should lose  approximately  twice as much,  on a  percentage basis,  as the Index when the Index  declines  on a given day.  "OTC" in the name of ProFund VP
                    UltraOTC refers to securities that do not trade on a U.S.  securities exchange registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P MidCap 400 Index(R)is a measure of mid-size  company U.S. stock market  performance.  It is a  capitalization  weighted index of 400
U.S.  operating  companies  and REITS.  Securities  are selected for inclusion in the index by an S&P  committee  through a  non-mechanical process that factors  criteria  such as liquidity,  price,  market  capitalization,  financial  viability and public float.  Reconstitution occurs both on a quarterly and ongoing basis.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  S&P MIDCAP 400    ProFund VP Mid-Cap  Value:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond  to the  daily  performance  of the  S&P  MidCap  400/Barra  Value  Index(R).  The S&P
                    MidCap400/Barra Value Index(R)is a market capitalization  weighted index comprised of the stocks in the S&P MidCap 400 Index that have  comparatively  low  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Mid-Cap  Growth:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the S&P MidCap 400/Barra Growth Index(R).  The S&P MidCap
  S&P MIDCAP 400    400/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in   ProFund Advisors LLC
                    the S&P MidCap 400 Index(R)that have  comparatively  high  price-to-book  ratios as  determined before each semiannual rebalance date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  UltraMid-Cap:  seeks  daily  investment  results,  before fees and  expenses,  that correspond to twice (200%) the daily  performance  of the S&P MidCap 400 Index(R).  If ProFund VP
                    UltraMid-Cap  is  successful  in  meeting  its  objective,  its net  asset  value  should  gain
  S&P MIDCAP 400    approximately  twice as much,  on a  percentage  basis,  as the S&P MidCap 400 Index(R)when the   ProFund Advisors LLC
                    Index rises on a given day.  Conversely,  its net asset value should lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P SmallCap 600 Index(R)consists of 600 domestic  stocks chosen for market size,  liquidity,  and industry group  representation.  The
Index comprises stocks from the industrial, utility, financial, and transportation sectors.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Value:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P  SmallCap  600/Barra  Value  Index(R).  The S&P
                    SmallCap  600/Barra  Value Index(R)is a market  capitalization  weighted index  comprised of the stocks in the S&P SmallCap  600/Barra Value Index(R)that have  comparatively  low  price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Value  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Growth:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P SmallCap  600/Barra  Growth  Index(R).  The S&P
                    SmallCap  600/Barra  Growth Index(R)is a market  capitalization  weighted index comprised of the stocks in the S&P SmallCap  600/Barra Growth Index(R)that have  comparatively high price-to-book ratios as determined before each semiannual  rebalance date. (Note: The S&P SmallCap  600/Barra
                    Growth  Index(R)is a measure  of  small-cap  company  U.S.  stock  market  performance.  It is a capitalization  weighted  index of 600 U.S.  operating  companies  and  REITS.  Securities  are selected for inclusion in the index by an S&P committee  through a non-mechanical  process that factors  criteria such as liquidity,  price,  market  capitalization,  financial  viability and public float.)
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The Russell 2000 Index(R)is a measure of small-cap U.S. Stock market  performance.  It is an adjusted market  capitalization  weighted index containing  approximately 2000 of the smallest  companies in the Russell 3000 Index or approximately 8% of the total market  capitalization of the Russell 3000 Index,  which in turn represents  approximately 98% of the investable U.S. equity market.  All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion.  Reconstitution  occurs  annually.  Securities are not replaced if they leave the index.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   RUSSELL 2000     ProFund VP  UltraSmall-Cap:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to twice (200%) the daily  performance  of the Russell  2000(R)Index.  If ProFund VP
                    UltraSmall-Cap  is  successful  in meeting  its  objective,  its net asset  value  should  gain approximately  twice as much, on a percentage  basis, as the Russell 2000 Index(R)when the Index rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
30 Year U.S. Treasury Bond
--------------------------------------------------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP U.S.  Government  Plus: seeks daily  investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that  correspond  to one and  one-quarter  times  (125%) the daily  price  movement of the most recently  issued  30-year U.S.  Treasury  Bond ("Long  Bond").  In  accordance  with its stated
                    objective,  the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest  rates  rise.  If  ProFund  VP U.S.  Government  Plus is  successful  in  meeting  its objective,  its net asset value should gain  approximately  one and one-quarter times (125%) as much,  on a percentage  basis,  as any daily  increase in the price of the Long Bond on a given day.  Conversely,  its net asset value should lose  approximately  one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP Rising Rates Opportunity:  seeks daily investment results, before fees and expenses,   ProFund Advisors LLC
                    that correspond to one and one-quarter  times (125%) the inverse  (opposite) of the daily price movement of the most recently  issued 30-year U.S.  Treasury Bond ("Long Bond").  In accordance with its  stated  objective,  the net  asset  value of  ProFund  VP  rising  Rates  Opportunity generally  should  decrease as interest  rates fall. If ProFund VP Rising Rates  Opportunity is successful  in meeting its  objective,  its net asset value should gain  approximately  one and one-quarter  times as much, on a percentage  basis, as any daily decrease in the Long Bond on a given day.  Conversely,  its net asset value  should  lose  approximately  one and  one-quarter times as much, on a percentage basis, as any daily increase in the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------

Each  portfolio of the First Defined  Portfolio Fund LLC invests in the securities of a relatively few number of issuers or in a particular sector of the economy.  Since the assets of each  portfolio are invested in a limited number of issuers or a limited sector of the economy, the net asset value of the portfolio may be more susceptible to a single adverse economic,  political or regulatory occurrence.  Certain of the  portfolios  may also be subject to  additional  market risk due to their  policy of  investing  based on an  investment  strategy  and generally not buying or selling  securities in response to market  fluctuations.  Each  portfolio's  relative lack of diversity and limited ongoing management may subject Owners to greater market risk than other portfolios.

The stock selection date for each of the strategy  Portfolios of the First Defined  Portfolio Fund LLC is on or about December 31st of each year. The holdings for each strategy  Portfolio  will be adjusted  annually on or about  December 31st in accordance  with the  Portfolio's investment  strategy.  At that time,  the  percentage  relationship  among the shares of each issuer held by the Portfolio is  established.
Through the next one-year  period that  percentage  will be  maintained  as closely as  practicable  when the  Portfolio  makes  subsequent purchases and sales of the securities.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       First Trust(R)10 Uncommon  Values:  seeks to provide  above-average  capital  appreciation.  The
                    Portfolio  seeks to achieve its  objective  by  investing  primarily  in the ten common  stocks selected by the Investment  Policy Committee of Lehman Brothers Inc.  ("Lehman  Brothers") with the assistance of the Research  Department of Lehman  Brothers which, in their opinion have the
      BLEND         greatest  potential for capital  appreciation  during the next year. The stocks included in the     First Trust Advisors
                    Portfolio  are adjusted  annually on or about July 1st in  accordance  with the  selections  of           L.P.
                    Lehman Brothers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 BLENDED STRATEGY   Target  Managed VIP:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to achieve its objective by investing in common stocks of the most  attractive  companies that are identified  by a model based on six  uniquely  specialized  strategies  - The Dowsm DART 5, the
                    European  Target 20,  the  Nasdaq(R)Target 15, the S&P Target 24, the Target  Small Cap and the    First Trust Advisors
                    Value Line(R)Target 25.                                                                                    L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP VALUE    The DowSM  DART 10:  seeks to  provide  above-average  total  return.  The  Portfolio  seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to provide  income and to have the  potential  for capital  appreciation.  The  Portfolio  invests
                    primarily in the common stocks of the ten companies in the DJIA that have the highest  combined    First Trust Advisors
                    dividend yields and buyback ratios on or about the applicable stock selection date.                       L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Global Target 15: seeks to provide  above-average  total return. The Portfolio seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to provide income and to have the potential for capital  appreciation.  The Portfolio invests primarily in
                    the common  stocks of the companies  which are  components  of the DJIA,  the  Financial  Times   First Trust Advisors
  GLOBAL EQUITY     Industrial  Ordinary Share Index ("FT Index") and the Hang Seng Index. The Portfolio  primarily           L.P.
                    consists of common stocks of the five  companies  with the lowest per share stock prices of the ten  companies in each of the DJIA, FT Index and Hang Seng Index,  respectively,  that have the highest dividend yield in the respective index on or about the applicable stock selection date.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    S&P Target 24: seeks to provide  above-average  total return.  The  Portfolio  seeks to achieve its  objective by investing in common  stocks  issued by companies  that have the potential for
    LARGE CAP       capital  appreciation.  The Portfolio  invests  primarily in the common  stocks of  twenty-four   First Trust Advisors
      GROWTH        companies  selected from a subset of the stocks included in the Standard & Poor's 500 Composite           L.P.
                    Stock Price Index.  The subset of stocks will be taken from each of the eight largest  economic sectors of the S&P 500 Index based on the sector's market capitalization.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       Nasdaq(R)Target  15:  seeks to provide  above-average  total  return.  The  Portfolio  seeks to achieve its objective by investing in common  stocks  issued by companies  that are expected to have the potential for capital  appreciation.  The  Portfolio  invests  primarily in the common
      GROWTH        stocks of fifteen companies  selected from a pre-screened  subset of the stocks included in the    First Trust Advisors
                    Nasdaq-100 Index on or about the applicable stock selection date through a multi-step process.            L.P.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      INTER-        The Prudential  Series Fund,  Inc. - SP William Blair  International  Growth (f/k/a SP Jennison
                    International  Growth):  seeks long-term growth of capital.  The Portfolio invests primarily in equity-related  securities  of foreign  issuers that the  Sub-adviser  thinks will  increase in value over a period of years.  The  Portfolio  invests  primarily  in the common stock of large and  medium-sized  foreign  companies.  Under normal  circumstances,  the Portfolio  invests at least 65% of its total  assets in common  stock of foreign  companies  operating or based in at
 NATIONAL EQUITY    least five different  countries.  The Portfolio  looks  primarily for stocks of companies whose        Prudential
                    earnings are growing at a faster rate than other  companies and that have above average  growth     Investments LLC/
                    in earnings and cash flow, improving profitability,  strong balance sheets, management strength     William Blair &
                    and strong  market  share for its  products.  The  Portfolio  also tries to buy such  stocks at       Company, LLC
                    attractive prices in relation to their growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill  Companies,  Inc. and have been licensed for use by American Skandia Investment Services,  Incorporated.  The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and  Standard & Poor's  makes no  representation  regarding  the  advisability  of investing in the
Portfolio.

"Dow Jones Industrial Averagesm",  "DJIAsm", "Dow Industrialssm",  "The Dowsm", and "The Dow 10sm", are service marks of Dow Jones &
Company,  Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P.  ("First Trust").  The portfolios,  including,  and in particular the Target Managed VIP portfolio and The DowSM DART 10 portfolio,  are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"Standard & Poor's,"  "S&P," "S&P 500,"  "Standard & Poor's 500," and "500" are trademarks of The  McGraw-Hill  Companies,  Inc. and have been  licensed  for use by First  Trust on behalf of the S&P Target 24  Portfolio  and the Target  Managed VIP  Portfolio.  The
Portfolios  are not  sponsored,  endorsed,  managed,  sold or  promoted  by  Standard  &  Poor's  and  Standard  &  Poor's  makes no representation regarding the advisability of investing in the Portfolio.

"The Nasdaq  100(R)",  "Nasdaq-100  Index(R)",  "Nasdaq  Stock  Market(R)",  and  "Nasdaq(R)" are trade or service marks of The Nasdaq Stock
Market,  Inc. (which with its affiliates are the  "Corporations")  and have been licensed for use by First Trust.  The Nasdaq Target
15 Portfolio and Target Managed VIP Portfolio have not been passed on by the  Corporations  as to its legality or  suitability.  The
Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued,  endorsed,  sponsored,  managed, sold or promoted by the
Corporations.  The  Corporations  make no  warranties  and bear no liability  with respect to the Nasdaq  Target 15 Portfolio or the
Target Managed VIP Portfolio.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM  Ranking System" are registered  trademarks of Value
Line  Securities,  Inc. or Value Line  Publishing,  Inc. The Target Managed VIP(R)Portfolio is not  sponsored,  recommended,  sold or promoted by Value Line  Publishing,  Inc.,  Value Line, Inc. or Value Line  Securities,  Inc.  ("Value  Line").  Value Line makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R)10 Uncommon Values  portfolio is not sponsored or created by Lehman  Brothers,  Inc.  ("Lehman  Brothers").  Lehman
Brothers' only  relationship  to First Trust is the licensing of certain  trademarks  and trade names of Lehman  Brothers and of the
"10 Uncommon  Values" which is  determined,  composed and calculated by Lehman  Brothers  without regard to First Trust or the First
Trust(R)10 Uncommon Values portfolio.

Dow Jones has no  relationship  to the ProFunds VP, other than the  licensing of the Dow Jones sector  indices and its service marks for use in  connection  with the ProFunds VP. The ProFunds VP are not  sponsored,  endorsed,  sold, or promoted by Standard & Poor's or NASDAQ,  and neither  Standard & Poor's nor NASDAQ  makes any  representations  regarding  the  advisability  of investing in the
ProFunds VP.

WHAT ARE THE FIXED ALLOCATIONS?
We offer Fixed  Allocations of different  durations  during the accumulation  period.  These "Fixed  Allocations"  earn a guaranteed fixed rate of interest for a specified period of time,  called the "Guarantee  Period." In most states,  we offer Fixed  Allocations with  Guarantee  Periods from 1 to 10 years.  We may also offer special  purpose  Fixed  Allocations  for use with certain  optional investment  programs.  We guarantee the fixed rate for the entire  Guarantee  Period.  However,  if you withdraw or transfer Account
Value before the end of the Guarantee Period,  we will adjust the value of your withdrawal or transfer based on a formula,  called a
"Market  Value  Adjustment."  The Market  Value  Adjustment  can either be  positive  or  negative,  depending  on the  movement  of applicable  interest  rates  payable on Strips of the  appropriate  duration.  Please  refer to the section  entitled  "How does the
Market Value  Adjustment  Work?" for a  description  of the formula along with  examples of how it is  calculated.  You may allocate
Account Value to more than one Fixed Allocation at a time.

Fixed  Allocations  may not be available in all states.  Availability  of Fixed  Allocations  is subject to change and may differ by state and by the annuity product you purchase.  Please call American Skandia at  1-800-766-4530  to determine  availability of Fixed
Allocations in your state and for your annuity product.

FEES AND CHARGES
The charges under the contracts are designed to cover,  in the aggregate,  our direct and indirect  costs of selling,  administering and providing  benefits under the contracts.  They are also  designed,  in the aggregate,  to compensate us for the risks of loss we assume  pursuant to the  contracts.  If, as we expect,  the charges  that we collect  from the  contracts  exceed our total costs in connection  with the  contracts,  we will earn a profit.  Otherwise  we will incur a loss.  The rates of certain of our charges have been set with  reference to estimates of the amount of specific types of expenses or risks that we will incur.  In most cases,  this prospectus  identifies such expenses or risks in the name of the charge;  however, the fact that any charge bears the name of, or is designed  primarily to defray a  particular  expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such  expense or risk.  Nor does it mean that we may not also be  compensated  for such  expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

WHAT ARE THE CONTRACT FEES AND CHARGES?

There is no Contingent Deferred Sales Charge applied if you surrender your Annuity or make a partial withdrawal.

Transfer  Fee:  Currently,  you may make twenty (20) free  transfers  between  investment  options each Annuity Year. We will charge
$10.00 for each  transfer  after the  twentieth in each Annuity  Year.  We do not consider  transfers  made as part of a dollar cost averaging  program when we count the twenty free  transfers.  Transfers made as part of a rebalancing,  asset  allocation or similar program  will be  subject to the  twenty-transfer  limit.  However,  all  transfers  made on the same day will be treated as one (1)
transfer.  Renewals or transfers of Account  Value from a Fixed  Allocation  at the end of its  Guarantee  Period are not subject to the Transfer Fee and are not counted toward the twenty free  transfers.  We may reduce the number of free  transfers  allowable each
Annuity Year (subject to a minimum of eight)  without  charging a Transfer Fee unless you make use of  electronic  means to transmit your transfer requests.  We may eliminate the Transfer Fee for transfer requests  transmitted  electronically or through other means that  reduce  our  processing  costs.  If  enrolled  in any  program  that  does not  permit  transfer  requests  to be  transmitted electronically, the Transfer Fee will not be waived.

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $35.00
or 2% of your Account Value invested in the variable  investment  options,  whichever is less. This fee will be deducted annually on the  anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year, the fee is deducted at the time of  surrender.  Currently,  the Annual  Maintenance  Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender.  We may increase the Annual  Maintenance Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax Charges:  Several  states and some  municipalities  charge  premium taxes or similar taxes on annuities  that we are required to pay. The amount of tax will vary from  jurisdiction to jurisdiction  and is subject to change.  The tax charge  currently  ranges up to 3 1/2% of your premium and is designed to  approximate  the taxes that we are  required to pay. We generally  will deduct the charge at the time the tax is imposed,  but may also decide to deduct  charge from each  Purchase  Payment at the time of a  withdrawal  or surrender  of your  Annuity  or at the time you elect to begin  receiving  annuity  payments.  We may  assess a charge  against  the
Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance  Charge:  We deduct an  Insurance  Charge  daily  against the average  daily assets  allocated  to the  Sub-accounts.  The
Insurance  Charge is the  combination  of the Mortality & Expense Risk Charge (1.50%) and the  Administration  Charge  (0.15%).  The
total charge is equal to 1.65% on an annual basis.  The Insurance  Charge is intended to compensate  American  Skandia for providing the insurance  benefits under the Annuity,  including the Annuity's  basic death benefit that provides  guaranteed  benefits to your beneficiaries  even if the market  declines  and the risk that persons we  guarantee  annuity  payments to will live longer than our assumptions.  The charge also covers  administrative costs associated with providing the Annuity benefits,  including preparation of the contract,  confirmation  statements,  annual account statements and annual reports, legal and accounting fees as well as various related  expenses.  Finally,  the charge  covers the risk that our  assumptions  about the mortality  risks and expenses  under this
Annuity are  incorrect and that we have agreed not to increase  these  charges over time despite our actual  costs.  We may increase the portion of the total  Insurance  Charge that is deducted for  administrative  costs;  however,  any increase  will only apply to
Annuities issued after the date of the increase.

American  Skandia may make a profit on the Insurance  Charge if, over time,  the actual cost of providing the  guaranteed  insurance obligations  under the Annuity are less than the amount we deduct for the  Insurance  Charge.  To the extent we make a profit on the
Insurance  Charge,  such profit may be used for any other  corporate  purpose,  including  payment of other  expenses  that American
Skandia incurs in promoting, distributing, issuing and administering the Annuity.

The  Insurance  Charge is not deducted  against  assets  allocated  to a Fixed  Allocation.  However,  the amount we credit to Fixed
Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

Optional  Benefits for which we assess a charge solely against the variable  investment  options:  If you elect to purchase  certain optional  benefits,  we will  deduct  an  additional  charge on a daily  basis  solely  from your  Account  Value  allocated  to the
Sub-accounts  The  additional  charge is included in the daily  calculation  of the Unit Price for each  Sub-account.  We may assess charges for other optional  benefits on a different  basis as described  elsewhere in the  prospectus.  Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges directly  against the Portfolios.  However,  each Portfolio  charges a total annual fee comprised of an investment  management  fee,  operating  expenses  and any  distribution  and service  (12b-1)  fees that may apply.  These fees are deducted  daily by each  Portfolio  before it provides  American  Skandia with the net asset value as of the close of business  each day.  More  detailed  information  about fees and  charges  can be found in the  prospectuses  for the  Portfolios.  Please also see
"Service Fees Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted when determining the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge against Account Value allocated to the  Sub-accounts,  we also take into  consideration mortality,  expense,  administration,  profit and other factors in determining  the interest  rates we credit to Fixed  Allocations.
Any Tax Charge  applies to amounts  that are taken from the variable  investment  options or the Fixed  Allocations.  A Market Value
Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In certain  states,  we are required to pay a tax if and when you exercise  your right to receive  periodic  annuity  payments.  The amount of the tax we must pay will  depend on the  applicable  jurisdiction.  When you  annuitize,  we will  apply a charge of up to
3.5% of your Account  Value,  depending on the applicable  jurisdiction  to cover the tax we must pay. If you select a fixed payment option,  the amount of each fixed payment will depend on the Account  Value of your Annuity when you elected to annuitize.  There is no specific  charge  deducted from these  payments;  however,  the amount of each annuity  payment  reflects  assumptions  about our insurance  expenses.  If you select a variable  payment  option that we may offer,  then the amount of your  benefits  will  reflect changes in the value of your Annuity and will continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate  certain  fees and charges or alter the manner in which the  particular  fee or charge is  deducted.  For example,  we may reduce or eliminate the amount of the Annual  Maintenance Fee or reduce the portion of the total  Insurance  Charge that is  deducted  as an  Administration  Charge.  Generally,  these  types of changes  will be based on a  reduction  to our sales, maintenance  or  administrative  expenses due to the nature of the individual or group  purchasing the Annuity.  Some of the factors we might  consider  in making such a decision  are:  (a) the size and type of group;  (b) the number of  Annuities  purchased  by an
Owner;  (c) the amount of Purchase  Payments or likelihood of additional  Purchase  Payments;  and/or (d) other  transactions  where sales,  maintenance  or  administrative  expenses  are likely to be  reduced.  We will not  discriminate  unfairly  between  Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial  Purchase  Payment:  You must make a minimum initial Purchase  Payment of $15,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial Purchase  Payment provided that,  within the first Annuity Year, you make at least $15,000 in total Purchase Payments.

Where allowed by law,  initial and additional  Purchase  Payments in excess of $1,000,000  require our approval prior to acceptance.
We may apply  certain  limitations  and/or  restrictions  on the Annuity as a condition of our  acceptance,  including  limiting the liquidity  features or the Death Benefit  protection  provided  under the Annuity,  limiting the right to make  additional  Purchase
Payments,  changing the number of transfers  allowable under the Annuity or restricting the  Sub-accounts or Fixed  Allocations that are available.  Other limitations and/or restrictions may apply.

Except as noted below,  Purchase  Payments  must be submitted by check drawn on a U.S.  bank, in U.S.  dollars,  and made payable to
American  Skandia.  Purchase  Payments  may also be  submitted  via 1035  exchange  or  direct  transfer  of  funds.  Under  certain circumstances,  Purchase  Payments may be transmitted to American  Skandia via wiring funds through your  investment  professional's broker-dealer  firm.  Additional  Purchase Payments may also be applied to your Annuity under an arrangement  called "bank drafting"
                      ----------
where you  authorize  us to deduct  money  directly  from your bank  account.  We may reject any  payment  if it is  received  in an unacceptable form.  Our acceptance of a check is subject to our ability to collect funds.

Age  Restrictions:  There is no age  restriction  to purchase  the  Annuity.  However,  the basic  Death  Benefit  provides  greater protection  for persons under age 85. There is no Contingent  Deferred Sales Charge  deducted upon surrender or partial  withdrawal.
However,  if you take a distribution  prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The  availability  and level of protection of certain  optional  benefits may vary based on the age of the Owner as of the
Issue Date of the Annuity or the date of the Owner's death.

Owner, Annuitant and Beneficiary Designations: On your Application, we will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

|X|      Owner:  The  Owner(s)  holds all rights  under the  Annuity.  You may name more than one Owner in which case all  ownership
         -----
       rights are held  jointly.  However,  this  Annuity does not provide a right of  survivorship.  Refer to the Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant is the person we agree to make annuity  payments to and upon whose life we continue to make such
         ---------
       payments.  You must name an Annuitant who is a natural  person.  We do not accept a designation  of joint  Annuitants  during the accumulation  period. Where allowed by law, you may name one or more Contingent  Annuitants.  A Contingent Annuitant will become the Annuitant if the Annuitant  dies before the Annuity Date.  Please refer to the discussion of  "Considerations  for
       Contingent Annuitants" in the Tax Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the  person(s) or entity you name to receive the death  benefit.  If no  beneficiary  is
         -----------
       named the death benefit will be paid to you or your estate.

Your right to make  certain  designations  may be limited if your  Annuity is to be used as an IRA or other  "qualified"  investment that is given  beneficial  tax treatment  under the Code.  You should seek  competent tax advice on the income,  estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner,  Annuitant and  Beneficiary  designations  by sending us a request in writing.  Where allowed by law, such changes will be subject to our acceptance.  Some of the changes we will not accept include, but are not limited to:
|X|      a new  Owner  subsequent  to  the  death  of the  Owner  or  the  first  of  any  joint  Owners  to  die,  except  where  a spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary is the surviving spouse unless you elect an alternative  Beneficiary  designation.  Unless you elect an alternative  Beneficiary  designation,  upon the death of either spousal
Owner,  the surviving  spouse may elect to assume  ownership of the Annuity instead of taking the Death Benefit  payment.  The Death
Benefit  that would have been  payable  will be the new  Account  Value of the  Annuity as of the date of due proof of death and any required  proof of a spousal  relationship.  As of the date the  assumption  is effective,  the  surviving  spouse will have all the rights and  benefits  that would be  available  under the Annuity to a new  purchaser  of the same  attained  age.  For  purposes of determining  any future Death Benefit for the beneficiary of the surviving  spouse,  the new Account Value will be considered as the initial  Purchase  Payment.  However,  any additional  Purchase  Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the surviving spouse is named as a Contingent  Annuitant,  upon the death of the Annuitant, the  surviving  spouse  will  become the  Annuitant.  No Death  Benefit is payable  upon the death of the  Annuitant.  However,  the
Account  Value  of the  Annuity  as of the  date of due  proof of death of the  Annuitant  (and any  required  proof of the  spousal relationship) will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

If after  purchasing  your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel  period.  This is often  referred  to as a  "free-look."  Depending  on the state in which you purchased your Annuity,  and, in some states,  if you purchased the Annuity as a replacement for a prior contract,  the right to cancel period may be ten (10) days,  twenty-one (21) days or longer,  measured from the time that you received your Annuity.  If you return your Annuity,  during the applicable  period,  we will refund your current Account Value plus any tax charge  deducted.  This amount may be higher or lower than your  original  Purchase  Payment.  Where  required by law, we will return your  current  Account
Value or the amount of your  initial  Purchase  Payment,  whichever  is  greater.  The same  rules may apply to an  Annuity  that is purchased as an IRA.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The  minimum  amount  that we accept as an  additional  Purchase  Payment  is $100  unless you  participate  in  American  Skandia's
Systematic  Investment Plan or a periodic  purchase  payment  program.  We will allocate any additional  Purchase  Payments you make according to your most recent allocation instructions, unless you request new allocations when you submit a new Purchase Payment.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your Annuity by  authorizing  us to deduct money directly from your bank account and
              ----------
applying it to your  Annuity.  This type of program is often called "bank  drafting".  We call our bank drafting  program  "American
Skandia's  Systematic  Investment  Plan."  Purchase  Payments  made  through  bank  drafting  may only be  allocated to the variable investment  options when applied.  Bank  drafting  allows you to invest in your Annuity with a lower initial  Purchase  Payment,  as long as you  authorize  payments  that will equal at least  $15,000  during the first 12 months of your  Annuity.  We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable  financial  institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified  investments.  If your employer  sponsors such a program, we may agree to accept periodic  Purchase  Payments through a salary  reduction  program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $15,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial Purchase  Payment:  Once we accept your  application,  we invest your net Purchase Payment in the Annuity.  The net Purchase
Payment is your initial  Purchase  Payment minus any tax charges that may apply.  On your  application we ask you to provide us with instructions  for  allocating  your Account  Value.  You can allocate  Account Value to one or more variable  investment  options or
Fixed Allocations.

Subsequent  Purchase Payments:  We will allocate any additional  Purchase Payments you make according to your most recent allocation instructions.  If any rebalancing or asset  allocation  programs are in effect,  the allocation  should conform with such a program.
We assume that your most recent  allocation  instructions  are valid for  subsequent  Purchase  Payments  until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation period you may transfer Account Value between investment  options.  Transfers are not subject to taxation on any gain.  We  currently  limit the  number of  Sub-accounts  you can  invest in at any one time to twenty  (20).  However,  you can invest in an unlimited  number of Fixed  Allocations.  We may require a minimum of $500 in each  Sub-account  you  allocate  Account
Value to at the time of any  allocation  or transfer.  If you request a transfer  and, as a result of the  transfer,  there would be less than $500 in the Sub-account,  we may transfer the remaining  Account Value in the Sub-account pro rata to the other investment options to which you transferred.

We may  impose  specific  restrictions  on  financial  transactions  for  certain  Portfolios  based on the  Portfolio's  investment restrictions.  Currently,  any purchase,  redemption or transfer  involving the ProFunds VP  Sub-accounts  must be received by us no later than one hour prior to any announced closing of the applicable  securities exchange (generally,  3:00 p.m. Eastern time) to be processed on the current  Valuation  Day. The "cut-off"  time for such  financial  transactions  involving a ProFunds VP Sub-account will be  extended  to1/2hour  prior to any  announced  closing  (generally,  3:30  p.m.  Eastern  time) for  transactions  submitted electronically through American Skandia's Internet website (www.americanskandia.prudential.com).

Currently,  we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year,  including transfers made as part of any rebalancing,  asset  allocation or similar program which you have authorized.  Transfers made as part of a dollar cost averaging program do not count toward the twenty free transfer  limit.  Renewals or transfers of Account Value from a Fixed  Allocation at the end of its  Guarantee  Period are not subject to the transfer  charge.  We may reduce the number of free  transfers  allowable  each
Annuity Year (subject to a minimum of eight)  without  charging a Transfer Fee unless you make use of  electronic  means to transmit your transfer requests.  We may eliminate the Transfer Fee for transfer requests  transmitted  electronically or through other means that  reduce  our  processing  costs.  If  enrolled  in any  program  that  does not  permit  transfer  requests  to be  transmitted electronically, the Transfer Fee will not be waived.

Once you have made 20 transfers  among the  Sub-accounts  during an Annuity Year,  we will accept any  additional  transfer  request during that year only if the request is submitted to us in writing with an original  signature and  otherwise is in good order.  For purposes of this 20 transfer limit, we (i) do not view a facsimile  transmission as a "writing",  (ii) will treat multiple  transfer requests  submitted  on the same  business  day as a single  transfer,  and (iii) do not count any  transfer  that  solely  involves
Sub-accounts  corresponding  to any ProFund  Portfolio and/or the AST Money Market  Portfolio,  or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

Frequent  transfers among  Sub-accounts in response to short-term  fluctuations in markets,  sometimes  called "market  timing," can make it very difficult for a Portfolio manager to manage a Portfolio's  investments.  Frequent  transfers may cause the Portfolio to hold more cash than otherwise  necessary,  disrupt management  strategies,  increase  transaction costs, or affect performance.  The
Annuity offers  Sub-accounts  designed for Owners who wish to engage in frequent  transfers  (i.e.,  one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market  Portfolio),  and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

In light of the risks  posed to Owners and other  investors  by  frequent  transfers,  we  reserve  the right to limit the number of transfers in any Annuity  Year for all existing or new Owners and to take the other  actions  discussed  below.  We also reserve the right to limit the number of  transfers in any Annuity  Year or to refuse any  transfer  request for an Owner or certain  Owners if:
(a) we believe that excessive  transfer  activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental  effect on Unit Values or the share prices of the  Portfolios;  or (b) we are informed by a Portfolio  (e.g.,  by the  Portfolio's  portfolio  manager)  that the purchase or redemption  of shares in the  Portfolio  must be restricted  because the
Portfolio  believes the transfer  activity to which such purchase and  redemption  relates  would have a  detrimental  effect on the share  prices of the  affected  Portfolio.  Without  limiting the above,  the most likely  scenario  where either of the above could occur would be if the  aggregate  amount of a trade or trades  represented  a relatively  large  proportion of the total assets of a particular  Portfolio.  In furtherance  of our general  authority to restrict  transfers as described  above,  and without  limiting other actions we may take in the future, we have adopted the following specific restrictions:

o        With  respect to each  Sub-account  (other than the AST Money  Market  Sub-account,  or a  Sub-account  corresponding  to a
         ProFund  Portfolio),  we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account.  If you transfer such amount into a particular  Sub-account,  and within 30 calendar days  thereafter  transfer (the  "Transfer
         Out") all or a portion of that amount into another Sub-account,  then upon the Transfer Out, the former Sub-account becomes restricted  (the  "Restricted  Sub-account").  Specifically,  we will not permit  subsequent  transfers into the Restricted
         Sub-account  for 90 calendar  days after the  Transfer Out if the  Restricted  Sub-account  invests in a  non-international
         Portfolio,  or 180  calendar  days  after the  Transfer  Out if the  Restricted  Sub-account  invests  in an  international
         Portfolio.  For  purposes  of this  rule,  we (i) do not count  transfers  made in  connection  with one of our  systematic programs,  such as asset  allocation  and  automated  withdrawals;  (ii) do not count any  transfer  that  solely  involves
         Sub-accounts  corresponding  to any ProFund  Portfolio and/or the AST Money Market Portfolio and (iii) do not categorize as a transfer the first  transfer that you make after the Issue Date, if you make that transfer  within 30 calendar days after the Issue Date. Even if an amount becomes  restricted  under the foregoing  rules,  you are still free to redeem the amount from your Annuity at any time.
o        We  reserve  the right to  effect  exchanges  on a  delayed  basis  for all  contracts.  That is, we may price an  exchange involving  the  Sub-accounts  on the  business  day  subsequent  to the  business  day on which the  exchange  request  was received.  Before  implementing  such a practice,  we would issue a separate  written  notice to Owners that  explains  the practice in detail.
o        If we deny one or more transfer  requests under the foregoing  rules,  we will inform you or your  investment  professional promptly of the circumstances concerning the denial.
o        We will not implement these rules in jurisdictions  that have not approved contract language  amendments  authorizing us to do so, or may implement  different rules in certain  jurisdictions  if required by such  jurisdictions.  Contract owners in jurisdictions  with such limited  transfer  restrictions,  and contract  owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced  transfer  restrictions,  might make more numerous and frequent  transfers than contract  owners who are subject to such  limitations.  Because  contract owners who are not subject to the same transfer  restrictions  may have the same underlying  mutual fund  portfolios  available to them,  unfavorable  consequences  associated with such frequent  trading within the underlying  mutual fund (e.g.,  greater portfolio  turnover,  higher  transaction  costs, or performance or tax issues) may affect all contract owners.  Similarly, while contracts  managed by an investment  professional or third party  investment  adviser are subject to the restrictions on transfers  between  investment  options that are discussed  above,  if the adviser  manages a number of Contracts in the same fashion  unfavorable  consequences  may be associated with management  activity since it may involve the movement of a substantial  portion of  underlying  mutual fund  assets  which may affect all  contract  owners  invested in the  affected options.  Apart from  jurisdiction-specific  and contract differences in transfer  restrictions,  we will apply these rules uniformly  (including  contracts  managed by an investment  professional or third party investment  adviser),  and will not waive a transfer restriction for any contract owner.

Although our transfer  restrictions are designed to prevent excessive transfers,  they are not capable of preventing every potential occurrence of excessive transfer activity.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation  period.  Dollar Cost Averaging  allows you to  systematically  transfer an amount  each month from one  investment  option to one or more other  investment  options.  You can choose to  transfer  earnings only,  principal  plus  earnings  or a flat  dollar  amount.  Dollar  Cost  Averaging  allows you to invest  regularly  each  month, regardless  of the current unit value (or price) of the  Sub-account(s)  you invest in. This enables you to purchase more units when the market  price is low and fewer  units  when the market  price is high.  This may  result in a lower  average  cost of units over time.  However,  there is no guarantee that Dollar Cost  Averaging will result in a profit or protect  against a loss in a declining market.  We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable  investment  options or Fixed  Allocations.  Dollar Cost Averaging from Fixed  Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal  plus  earnings.  If  transferring  principal  plus  earnings,  the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE:  When a Dollar Cost Averaging  program is established  from a Fixed  Allocation,  the fixed rate of interest we credit to your
Account  Value is applied to a declining  balance due to the  transfers of Account  Value to the  Sub-accounts  during the Guarantee
Period.  This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

The Dollar Cost  Averaging  program is not available if you elect the  Guaranteed  Return Option PlusSM or Guaranteed  Return Option
programs when it moves transfers out of Fixed Allocations.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation  period,  we offer automatic  rebalancing  among the variable  investment  options you choose.  You can choose to have your Account  Value  rebalanced  quarterly,  semi-annually,  or annually.  On the  appropriate  date,  your  variable investment  options are  rebalanced  to the  allocation  percentages  you request.  For example,  over time the  performance  of the variable  investment  options will differ,  causing your percentage  allocations to shift. With automatic  rebalancing,  we transfer the appropriate amount from the "overweighted"  Sub-accounts to the  "underweighted"  Sub-accounts to return your allocations to the percentages  you request.  If you request a transfer  from or into any variable  investment  option  participating  in the automatic rebalancing  program,  we will assume that you wish to change your rebalancing  percentages as well, and will  automatically  adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum  Account Value of at least $10,000 to enroll in automatic  rebalancing.  All  rebalancing  transfers made on the same day as part of an automatic  rebalancing  program are considered as one transfer when counting the number of transfers each year toward the maximum number of free transfers.  We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER ANY ASSET ALLOCATION PROGRAMS?
Yes.  During  the  accumulation  period,  we may offer  different  asset  allocation  programs  designed  for  American  Skandia  by
Morningstar  Associates,  LLC. Each program is available to Annuity  Owners at no additional  charge.  Each program is designed as a tool to enable you and your  investment  professional  to develop an asset  allocation  program that is  appropriate  for you.  Your investment  professional will help you to complete an investor questionnaire that will help you and your investment  professional to determine  whether  participating  in a program is  appropriate  for you and to determine your  investment  style from which you can choose the available  model  portfolios.  We offer programs  where you and your  investment  professional  choose from the available
Sub-accounts  for each asset  class in the model  portfolio  you have chosen  based on your  answers to the  questionnaire.  You may change your selected  Sub-accounts  at any time. We also offer  programs where the  Sub-accounts  for each asset class in each model portfolio are designated based on an objective  evaluation of the available  Sub-accounts.  If you elect the second type of program, the selected  Sub-accounts within a model portfolio may change periodically.  Under these programs,  assets allocated to the program are  rebalanced  on a periodic  basis based on suggested  changes to the  allocation  percentages  for an asset class within a model portfolio  or based  on  changes  in the  value of the  Sub-accounts.  Each  asset  allocation  program  is  subject  to  additional limitations and restrictions which are more fully described in the enrollment form for the programs.

Asset  allocation  is a  sophisticated  method of  diversification  which  allocates  assets among asset  classes in order to manage investment risk and enhance  returns over the long term.  However,  asset  allocation does not guarantee a profit or protect against a loss.  You are not obligated to  participate  or to invest  according to the program  recommendations.  American  Skandia does not intend to provide any  personalized  investment  advice in connection  with these programs and you should not rely on these programs as providing  individualized  investment  recommendations  to you. The asset allocation  programs do not guarantee better investment results.  We reserve the right to  terminate  or change the asset  allocation  programs at any time.  You should  consult  with your investment professional before electing any asset allocation program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two different  programs for investors who wish to invest in the variable  investment  options but also wish to protect their principal,  as of a specific date in the future.  They are the Balanced  Investment  Program and the Guaranteed  Return Option
PlusSM.  (The  Guaranteed  Return Option  PlusSM (GRO PlusSM) is not yet available in all states.  In those states where GRO Plus is not  available  we offer the  Guaranteed  Return  Option  (GRO).)  Both the  Balanced  Investment  Program and GRO Plus allow you to allocate a portion of your Account Value to the available  variable  investment  options while ensuring that your Account Value will at least equal your  contributions  adjusted for  withdrawals and transfers on a specified  date.  Under GRO Plus,  Account Value is allocated to and  maintained  in Fixed  Allocations  to the extent we, in our sole  discretion,  deem it is necessary to support our guarantee  under the  program.  This  differs  from the  Balanced  Investment  Program  where a set amount is  allocated  to a Fixed
Allocation  regardless of the  performance  of the  underlying  Sub-accounts  or the interest rate  environment  after the amount is allocated to a Fixed Allocation.  Generally,  more of your Account Value will be allocated to the variable  investment options under the GRO Plus program than under the  Balanced  Investment  Program  (although  in periods of poor market  performance,  low interest rates and/or as the option  progresses  to its  maturity  date,  this may not be the case).  You may not want to use either of these programs if you expect to begin taking  annuity  payments  before the program would be completed.  In addition,  as with most return of premium programs,  amounts that are available to allocate to the variable  investment options may be substantially less than they would be if you did not elect a return of premium  program.  This means that,  if investment  experience in the variable  investment options  were  positive,  your Account  Value would grow at a slower rate than if you did not elect a return of premium  program and allocated all of your Account Value to the variable investment options.

Balanced Investment Program
We offer a balanced  investment  program where a portion of your Account Value is allocated to a Fixed  Allocation and the remaining
Account  Value is  allocated  to the  variable  investment  options  that you  select.  When you enroll in the  Balanced  Investment
Program,  you choose the duration that you wish the program to last.  This  determines the duration of the Guarantee  Period for the
Fixed  Allocation.  Based on the fixed rate for the  Guarantee  Period  chosen,  we calculate the portion of your Account Value that must be allocated to the Fixed  Allocation to grow to a specific  "principal  amount" (such as your initial  Purchase  Payment).  We determine  the amount based on the rates then in effect for the Guarantee  Period you choose.  If you continue the program until the end of the Guarantee  Period and make no withdrawals or transfers,  at the end of the Guarantee  Period,  the Fixed  Allocation will have grown to equal the  "principal  amount".  Withdrawals or transfers  from the Fixed  Allocation  before the end of the Guarantee
Period will  terminate the program and may be subject to a Market Value  Adjustment.  You can transfer the Account Value that is not allocated to the Fixed  Allocation  between any of the Sub-accounts  available under the Annuity.  Account Value you allocate to the variable  investment  options is subject to market  fluctuations  and may  increase or decrease in value.  We do not deduct a charge for participating in the Balanced Investment Program.

         Example
         Assume  you invest  $100,000.  You  choose a 10-year  program  and  allocate  a portion  of your  Account  Value to a Fixed
         Allocation  with a 10-year  Guarantee  Period.  The rate for the  10-year  Guarantee  Period is 2.50%*.  Based on the fixed interest rate for the Guarantee  Period chosen,  the factor is 0.781198 for determining how much of your Account Value will be  allocated  to the Fixed  Allocation.  That  means  that  $78,120  will be  allocated  to the Fixed  Allocation  and the remaining  Account Value  ($21,880)  will be allocated to the variable  investment  options.  Assuming that you do not make any  withdrawals  from the Fixed  Allocation,  it will grow to $100,000 at the end of the  Guarantee  Period.  Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*        The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

The Guaranteed Return Option PlusSM (GRO PlusSM)  guarantees that, after a seven-year  period following  commencement of the program
("maturity  date") and on each  anniversary  of the maturity date  thereafter,  the Owner's  Account Value will not be less than the
Account  Value on the  effective  date of the  program.  The program  also  offers the Owner the option to elect a second,  enhanced guarantee  amount at a higher Account Value subject to a separate  maturity period (and its  anniversaries).  The GRO PlusSM program may be appropriate if you wish to protect a principal  amount (called the "Protected  Principal  Value") against market downturns as of a specific date in the future,  but also wish to exercise control of your available  Account Value among the variable  investment options to  participate  in market  experience.  Under the GRO PlusSM  program,  you give us the right to allocate  amounts to Fixed
Allocations  as needed to support the  guarantees  provided.  The  available  Account Value is the amount not allocated to the Fixed
Allocations  to support the  guarantees  provided.  There is a fee  associated  with this program.  See "Living  Benefit  Programs,"
later in this Prospectus, for more information about this program.

DOES MY INVESTMENT PROFESSIONAL HAVE PERMISSION TO MANAGE MY ACCOUNT?
Yes.  Unless you direct  otherwise,  your  investment  professional  may direct the  allocation  of your  Account  Value and request financial  transactions  between investment  options while you are living,  subject to our rules.  Unless you tell us otherwise,  we deem that all transactions  that are directed by your investment  professional  with respect to your Annuity have been authorized by you.  You  must  contact  us  immediately  if and  when  you  revoke  such  authority.  We will not be  responsible  for  acting  on instructions  from your  investment  professional  if you fail to inform us that such person's  authority  has been revoked.  We may also suspend, cancel or limit these privileges at any time.  We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
Yes.  You may engage your own  investment  advisor to manage your  account.  These  investment  advisors may be firms or persons who also are appointed by us, or whose  affiliated  broker-dealers  are appointed by us, as authorized  sellers of the Annuity.  Even if this is the case,  however,  please note that the investment  advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf,  but rather is acting on your  behalf.  We do not offer advice  about how to allocate  your Account  Value under any  circumstance.  As such, we are not responsible  for any  recommendations  such  investment  advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

Any fee that is charged by your  investment  advisor is in addition to the fees and expenses that apply under your  Annuity.  If you authorize  your  investment  advisor to withdraw  amounts  from your  Annuity (to the extent  permitted)  to pay for the  investment advisor's fee, as with any other withdrawal from your Annuity, you may incur adverse tax consequences,  a CDSC and/or a market value adjustment.  Withdrawals  to pay your  investment  advisor  generally will also reduce the level of various living and death benefit guarantees  provided (e.g. the withdrawals will reduce  proportionately  the Annuity's  guaranteed minimum death benefit. We are not a party to the  agreement  you have with your  investment  advisor  and do not verify  that  amounts  withdrawn  from your  annuity, including  amounts  withdrawn to pay for the investment  advisor's fee, are within the terms of your agreement with your  investment advisor.  You will,  however,  receive  confirmations of transactions that affect your Annuity.  If your investment advisor has also acted as your  investment  professional  with  respect to the sale of your  Annuity,  he or she may be  receiving  compensation  for services provided both as an investment  professional and investment advisor.  Alternatively,  the investment advisor may compensate the  investment  professional  from whom you  purchased  your  annuity for the referral  that led you to enter into your  investment advisory  relationship  with the  investment  advisor.  If you are  interested  in the  details  about  the  compensation  that your investment  advisor  and/or your  investment  professional  receive in connection  with your  Annuity,  you should ask them for more details.

We or an affiliate of ours may provide  administrative  support to  licensed,  registered  investment  professionals  or  investment advisors who you authorize to make financial  transactions on your behalf.  We may require  investment  professionals  or investment advisors, who are authorized by multiple contract owners to make financial transactions,  to enter into an administrative  agreement with  American  Skandia as a condition  of our  accepting  transactions  on your behalf.  The  administrative  agreement  may impose limitations on the investment  professional's  or investment  advisor's  ability to request  financial  transactions on your behalf.
These  limitations are intended to minimize the detrimental  impact of an investment  professional  who is in a position to transfer large amounts of money for multiple clients in a particular  Portfolio or type of portfolio or to comply with specific  restrictions or limitations  imposed by a Portfolio(s) on American Skandia.  Contracts  managed by your investment  professional also are subject to the restrictions on transfer  between  investment  options that are discussed in the section entitled "ARE THERE  RESTRICTIONS OR
CHARGES ON TRANSFERS BETWEEN  INVESTMENT  OPTIONS?." Since transfer  activity under contracts managed by an investment  professional or third party  investment  adviser may result in unfavorable  consequences to all contract owners invested in the affected  options we reserves the right to limit the investment  options  available to a particular  Owner whose contract is managed by the advisor or impose other transfer  restrictions we deem necessary.  The  administrative  agreement may limit the available  investment  options, require  advance  notice  of large  transactions,  or  impose  other  trading  limitations  on your  investment  professional.  Your investment  professional  will be informed of all such  restrictions  on an ongoing basis.  We may also require that your investment professional transmit all financial  transactions using the electronic trading functionality  available through our Internet website
(www.americanskandia.prudential.com).  Limitations  that we may impose on your investment  professional or investment  advisor under the terms of the administrative  agreement do not apply to financial  transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED ALLOCATIONS WORK?

We credit the fixed  interest  rate to the Fixed  Allocation  throughout  a set period of time called a  "Guarantee  Period".  Fixed
Allocations  currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed  Allocations of different  durations available in the future,  including Fixed Allocations offered exclusively for use with certain optional investment  programs.  Fixed
Allocations  may not be  available  in all states and may not always be  available  for all  Guarantee  Periods  depending on market factors and other considerations.

The interest rate credited to a Fixed  Allocation is the rate in effect when the Guarantee  Period begins and does not change during the  Guarantee  Period.  The rates are an  effective  annual rate of  interest.  We  determine  the  interest  rates for the various
Guarantee  Periods.  At the time that we confirm your Fixed  Allocation,  we will advise you of the interest  rate in effect and the date your Fixed  Allocation  matures.  We may change the rates we credit new Fixed  Allocations  at any time. Any change in interest rate does not affect Fixed  Allocations  that were in effect  before the date of the change.  To inquire as to the current rates for
Fixed Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent permitted by law, we may establish  different  interest rates for Fixed  Allocations  offered to a class of Owners who choose to participate in various optional  investment  programs we make available.  This may include,  but is not limited to, Owners who elect to use Fixed  Allocations  under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment  program (see "Do you offer programs  designed to guarantee a "Return of Premium" at a future date?").  The interest rate credited to Fixed  Allocations  offered to this class of  purchasers  may be different  than those offered to other  purchasers  who choose the same Guarantee  Period but who do not  participate  in an optional  investment  program.  Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for determining the fixed interest rates for Fixed  Allocations.  Generally the interest rates we offer for Fixed  Allocations will reflect the investment  returns available on the types of investments we make to support our fixed rate  guarantees.  These  investment  types may include cash,  debt  securities  guaranteed by the United States  government and its agencies and  instrumentalities,  money market instruments,  corporate debt obligations of different durations,  private placements, asset-backed  obligations  and municipal  bonds. In determining  rates we also consider  factors such as the length of the Guarantee
Period for the Fixed  Allocation,  regulatory  and tax  requirements,  liquidity of the markets for the type of investments we make, commissions,  administrative and investment  expenses,  our insurance risks in relation to the Fixed  Allocations,  general economic trends and competition.  Some of these  considerations  are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit interest on a new Fixed  Allocation in an existing  Annuity at a rate not less than the rate we are then crediting to
Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The  interest  rate we credit  for a Fixed  Allocation  is  subject  to a  minimum.  Please  refer to the  Statement  of  Additional
Information.  In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw  Account  Value from a Fixed  Allocation  more than 30 days before the end of its Guarantee  Period,  we will  adjust the value of your  investment  based on a  formula,  called a "Market  Value  Adjustment"  or "MVA".  The amount of any
Market Value  Adjustment  can be either  positive or negative,  depending on the movement of a combination of Strip Yields on Strips and an  Option-adjusted  Spread (each as defined  below)  between the time that you purchase the Fixed  Allocation  and the time you make a transfer or  withdrawal.  The Market Value  Adjustment  formula  compares the  combination of Strip Yields for Strips and the
Option-adjusted  Spreads  as of the date the  Guarantee  Period  began  with the  combination  of Strip  Yields  for  Strips and the
Option-adjusted  Spreads as of the date the MVA is being  calculated.  In certain  states the amount of any Market Value  Adjustment may be limited under state law or  regulation.  If your Annuity is governed by the laws of that state,  any Market Value  Adjustment that applies will be subject to our rules for complying with such law or regulation.

|X|      "Strips"  are a form of  security  where  ownership  of the  interest  portion of United  States  Treasury  securities  are separated from ownership of the underlying principal amount or corpus.
|X|      "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|      "Option-adjusted  Spread" is the difference between the yields on corporate debt securities  (adjusted to disregard options on such  securities)  and government debt  securities of comparable  duration.  We currently use the Merrill Lynch 1 to 10 year
     Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula
The MVA formula is applied  separately  to each Fixed  Allocation  to  determine  the  Account  Value of the Fixed  Allocation  on a
particular date.  The formula is as follows:

                                                    [(1+I) / (1+J+0.0010)]N/365
                                                               where:

                  I is the Strip Yield as of the start date of the Guarantee  Period for coupon Strips  maturing at the end of the  applicable  Guarantee  Period plus the  Option-adjusted  Spread.  If there are no
                  Strips  maturing  at that time,  we will use the Strip  Yield for the Strips  maturing as soon as possible after the Guarantee Period ends.

                  J is the Strip Yield as of the date the MVA formula is being applied for coupon  Strips  maturing at the end of the applicable  Guarantee Period plus the  Option-adjusted  Spread. If there are no
                  Strips  maturing  at that time,  we will use the Strip  Yield for the Strips  maturing as soon as possible after the Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value.  Assume the following:
|X|      On December 31, 2000, you allocate  $50,000 into a Fixed  Allocation with a Guarantee  Period of 5 years (e.g. the Maturity
         Date is December 31, 2005).
|X|      The  Strip  Yields  for  coupon  Strips  beginning  on  December  31,  2000 and  maturing  on  December  31,  2005 plus the
         Option-adjusted Spread is 5.50% (I = 5.50%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw the entire Fixed  Allocation  after exactly three (3)
         years, therefore 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA
Assume  that at the time you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005 plus the
Option-adjusted Spread is 4.00%  (J = 4.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                 MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.041]2 = 1.027078
                                                     Interim Value = $57,881.25
                                 Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA
Assume  that at the time you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005 plus the
Option-adjusted Spread is 7.00% (J = 7.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.071)]2 = 0.970345
                                                     Interim Value = $57,881.25
                                 Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity  Date" for a Fixed  Allocation is the last day of the Guarantee  Period.  Before the Maturity  Date, you may choose to renew the Fixed  Allocation  for a new  Guarantee  Period of the same or  different  length or you may  transfer all or part of that
Fixed  Allocation's  Account  Value to another  Fixed  Allocation  or to one or more  Sub-accounts.  We will not charge a MVA if you choose to renew a Fixed  Allocation on its Maturity Date or transfer the Account Value to one or more variable  investment  options.
We will notify you before the end of the Guarantee  Period about the fixed  interest  rates that we are  currently  crediting to all
Fixed Allocations that are being offered.  The rates being credited to Fixed Allocations may change before the Maturity Date.

If you do not specify how you want a Fixed  Allocation  to be  allocated  on its Maturity  Date,  we will then  transfer the Account
Value of the Fixed  Allocation to the AST Money Market  Sub-account.  You can then elect to allocate the Account Value to any of the
Sub-accounts or to a new Fixed Allocation.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation  period you can access your Account Value through Partial  Withdrawals,  Systematic  Withdrawals,  and where required  for tax  purposes,  Minimum  Distributions.  You can also  surrender  your  Annuity  at any time.  There is no  Contingent
Deferred Sales Charge  applied upon  surrender or partial  withdrawal.  However,  if you surrender  your Annuity,  we may deduct the
Annual  Maintenance  Fee,  any Tax Charge that applies and the charge for any  optional  benefits.  We may also apply a Market Value
Adjustment  to any Fixed  Allocations  being  withdrawn or  surrendered.  Unless you notify us  differently,  withdrawals  are taken pro-rata based on the Account Value in the investment  options at the time we receive your withdrawal  request.  Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A  distribution  during the  accumulation  period is deemed to come first from any "gain" in your  Annuity and second as a return of your "tax basis",  if any.  Distributions  from your Annuity are generally  subject to ordinary income taxation on the amount of any investment gain unless the distribution  qualifies as a non-taxable  exchange or transfer.  If you take a distribution  prior to the taxpayer's  age 59 1/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the  payment.  The Code and  regulations  have  "exclusionary  rules" that we use to  determine  what portion of each annuity  payment  should be  treated as a return of any tax basis you have in the  Annuity.  Once the tax basis in the  Annuity  has been distributed,  the remaining  annuity payments are taxable as ordinary income.  The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes,  you can make a  withdrawal  during the  accumulation  period.  We call this a "Partial  Withdrawal."  The amount  that you may withdraw will equal your Surrender  Value as of the date we process the withdrawal  request.  There is no Contingent  Deferred Sales
Charge applied if you surrender your Annuity or make a partial withdrawal.  After any Partial  Withdrawal,  your Annuity must have a
Surrender  Value of at least $1,000,  or we may treat the Partial  Withdrawal  request as a request to fully surrender your Annuity.
The minimum Partial Withdrawal you may request is $100.  We may apply a Market Value Adjustment to any Fixed Allocations.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To request the forms  necessary  to make a withdrawal  from your  Annuity,  call  1-800-766-4530  or visit our  Internet  Website at
www.americanskandia.prudential.com.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic  Withdrawals." You can receive  Systematic  Withdrawals of earnings only,  principal plus earnings or a flat dollar amount.

Systematic  Withdrawals  can be made  from  Account  Value  allocated  to the  variable  investment  options  or Fixed  Allocations.
Systematic  Withdrawals are available on a monthly,  quarterly,  semi-annual or annual basis. The Account Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.

The minimum  amount for each  Systematic  Withdrawal is $100. If any  scheduled  Systematic  Withdrawal is for less than $100 (which may occur under a program that  provides  payment of an amount equal to the  earnings in the annuity for the period  requested),  we may  postpone the  withdrawal  and add the expected  amount to the amount that is to be withdrawn on the next  scheduled  Systematic
Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding  vehicle for certain  retirement  plans that receive  special tax treatment under Sections
401,  403(b) or 408 of the Code,  Section  72(t) of the Code may provide an exception to the 10% penalty tax on  distributions  made prior to age 59 1/2if you elect to receive  distributions  as a series of  "substantially  equal  periodic  payments".  We may apply a
Market Value  Adjustment to any Fixed  Allocations.  To request a program that complies with Section 72(t), you must provide us with certain  required  information  in writing on a form  acceptable to us. We may require  advance  notice to allow us to calculate the amount of 72(t)  withdrawals.  The  Surrender  Value of your  Annuity must be at least  $20,000  before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum Distributions are a type of Systematic  Withdrawal we allow to meet distribution  requirements under Sections 401, 403(b) or
408 of the Code.  Under the Code,  you may be required to begin  receiving  periodic  amounts from your  Annuity.  In such case,  we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code.

The  amount of the  required  Minimum  Distribution  for your  particular  situation  may  depend  on other  annuities,  savings  or investments.  We will only  calculate  the amount of your  required  Minimum  Distribution  based on the value of your  Annuity.  We require three (3) days advance  written notice to calculate and process the amount of your  payments.  You may elect to have Minimum
Distributions  paid out monthly,  quarterly,  semi-annually  or annually.  The $100 minimum that applies to  Systematic  Withdrawals does not apply to Minimum Distributions.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During the  accumulation  period you can surrender your Annuity at any time.  Upon  surrender,  you will receive the Surrender
Value.  Upon  surrender  of your  Annuity,  you will no longer  have any  rights  under  the  Annuity.  We may apply a Market  Value
Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms necessary to surrender your Annuity, call 1-800-766-4530 or visit our Internet Website at
www.americanskandia.prudential.com.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments,  variable  payments or adjustable  payments.  Fixed options  provide the same amount with each  payment.  Variable  options  generally  provide a payment which may increase or decrease depending on the investment  performance of the Sub-accounts.  However,  currently,  we also make a variable payment option that has a guarantee  feature.  Adjustable  options  provide a fixed payment that is periodically  adjusted based on current  interest rates.
We do not  guarantee  to make any annuity  payment  options  available in the future  other than those fixed  annuitization  options guaranteed  in your  Annuity.  For  additional  information  on annuity  payment  options you may request a Statement of  Additional
Information.

When you purchase an Annuity,  or at a later date,  you may choose an Annuity Date,  an annuity  option and the frequency of annuity payments.  You may change your  choices  before the Annuity  Date under the terms of your  contract.  A maximum  Annuity Date may be required  by law.  The Annuity  Date may depend on the  annuity  option you choose.  Certain  annuity  options may not be  available depending on the age of the Annuitant.

Certain of these annuity options may be available to  Beneficiaries  who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1
--------
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life" (as used in this  section) is the person or persons  upon whose life annuity  payments are based.  No  additional  annuity  payments are made after the death of the key life.  Since no minimum  number of  payments is  guaranteed,  this  option  offers the largest  amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one payment will be payable if the death of the key life occurs before the date the second  payment was due, and no other  payments nor death  benefits  would be payable.  This
Option is currently  available on a fixed or variable basis.  Under this option,  you cannot make a partial or full surrender of the annuity.

Option 2
--------
Payments Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint lifetime of two key lives, and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the survivor's death. No minimum number of payments is  guaranteed  under this option.  It is possible  that only one payment will be payable if the death of all the key lives  occurs  before the date the second  payment was due,  and no other  payments  or death  benefits  would be payable.  This
Option is currently  available on a fixed or variable basis.  Under this option,  you cannot make a partial or full surrender of the annuity.

Option 3
--------
Payments for Life with a Certain  Period:  Under this option,  income is payable  until the death of the key life.  However,  if the key life dies before the end of the period selected (5, 10 or 15 years),  the remaining  payments are paid to the Beneficiary  until the end of such period.  This Option is  currently  available on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this option,  you can request  partial or full surrender of the annuity and receive its then current cash value
(if any) subject to our rules.

Option 4
--------
Fixed Payments for a Certain  Period:  Under this option,  income is payable  periodically  for a specified  number of years. If the payee dies before the end of the specified  number of years,  the remaining  payments are paid to the  Beneficiary  until the end of such period.  Note that under this option,  payments are not based on any assumptions of life  expectancy.  Therefore,  that portion of the  Insurance  Charge  assessed  to cover the risk that key lives  outlive  our  expectations  provides  no  benefit to an Owner selecting this option.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
--------
Variable  Payments for Life with a Cash Value:  Under this  option,  benefits  are payable  periodically  until the death of the key life.  Benefits may  increase or decrease  depending  on the  investment  performance  of the  Sub-accounts.  This option has a cash value that also varies with the  investment  performance  of the  Sub-account.  The cash value  provides a "cushion"  from  volatile investment  performance so that negative investment  performance does not automatically  result in a decrease in the annuity payment each month,  and positive  investment  performance does not  automatically  result in an increase in the annuity payment each month.
The cushion generally  "stabilizes"  monthly annuity payments.  Any cash value remaining on the death of the key life is paid to the
Beneficiary  in a lump sum or as periodic  payments.  Under this option,  you can request  partial or full  surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
--------
Variable  Payments  for Life with a Cash Value and  Guarantee:  Under this  option,  benefits  are payable as described in Option 5;
except that,  while the key life is alive, the annuity payment will not be less than a guaranteed  amount,  which generally is equal
------
to the first annuity  payment.  We charge an additional  amount for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the  Beneficiary  in a lump sum or as periodic  payments.  Under this  option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
If you have not provided us with your Annuity Date or annuity payment option in writing, then:
|X|      the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed annuity  payments,  you will receive equal  fixed-dollar  payments  throughout the period you select.
The amount of the fixed payment will vary  depending on the annuity  payment  option and payment  frequency  you select.  Generally, the first annuity  payment is determined by  multiplying  the Account  Value,  minus any state premium taxes that may apply,  by the factor  determined  from our table of annuity rates.  The table of annuity rates differs based on the type of annuity chosen and the frequency of payment  selected.  Our rates will not be less than our guaranteed  minimum rates.  These guaranteed  minimum rates are derived from the a2000 Individual  Annuity  Mortality Table with an assumed interest rate of 3% per annum.  Where required by law or regulation,  such annuity  table will have rates that do not differ  according to the gender of the key life.  Otherwise,  the rates will differ according to the gender of the key life.

Variable Annuity Payments
We offer three different  types of variable  annuity payment  options.  The first annuity payment will be calculated  based upon the assumed  investment  return  ("AIR").  You select the AIR before we start to make  annuity  payments.  You will not receive  annuity payments  until you choose an AIR. The remaining  annuity  payments will  fluctuate  based on the  performance  of the  Sub-accounts relative to the AIR, as well as, other  factors  described  below.  The greater the AIR, the greater the first  annuity  payment.  A higher  AIR may result in  smaller  potential  growth in the  annuity  payments.  A lower AIR  results  in a lower  initial  annuity payment.  Within payment options 1-3, if the  Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments  will be the same as the  first  annuity  payment.  If the  Sub-accounts  you  choose  perform  better  than the AIR,  then subsequent  annuity  payments will be higher than the first annuity  payment.  If the Sub-accounts you choose perform worse than the
AIR,  then  subsequent  annuity  payments  will be lower  than the  first.  Within  payment  options 5 and 6, the cash value for the
Annuitant  (while alive) and a variable  period of time during which  annuity  payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts  relative to the AIR; however,  subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         -----------------
         We calculate each annuity  payment amount by multiplying  the number of units  scheduled to be redeemed under a schedule of units for each  Sub-account by the Unit Value of each  Sub-account  on the annuity  payment date. We determine the schedule of units  based on your  Account  Value  (minus any  premium  tax that  applies)  at the time you elect to begin  receiving annuity  payments.  The  schedule  of units will vary  based on the  annuity  payment  option  selected,  the length of any certain  period  (if  applicable),  the  Annuitant's  age and  gender  (if  annuity  payments  are due for the  life of the
         Annuitant) and the Unit Value of the  Sub-accounts  you initially  selected on the Issue Date. The calculation is performed for each Sub-account,  and the sum of the Sub-account  calculations  equals the amount of your annuity payment.  Other than to fund annuity  payments,  the number of units allocated to each Sub-account will not change unless you transfer among the
         Sub-accounts or make a withdrawal (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|      Stabilized Variable Payments (Option 5)
         ----------------------------
         This option provides  guaranteed  payments for life, a cash value for the Annuitant  (while alive) and a variable period of time during which  annuity  payments  will be made whether or not the  Annuitant is still alive.  We calculate  the initial
                                                                                                                             -------
         annuity  payment amount by multiplying  the number of units  scheduled to be redeemed under a schedule of units by the Unit
         Values  determined on the  annuitization  date. The schedule of units is established for each Sub-account you choose on the annuitization date based on the applicable  benchmark rate,  meaning the AIR, and the annuity factors.  The annuity factors reflect our assumptions  regarding the costs we expect to bear in guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate, the annuitant's  attained age and gender (where  permitted).  Unlike variable  payments
         (described  above)  where each  payment  can vary based on  Sub-account  performance,  this  payment  option  cushions  the immediate  impact of  Sub-account  performance  by adjusting the length of the time during which  annuity  payments will be made whether or not the  Annuitant  is alive while  generally  maintaining  a level  annuity  payment  amount.  Sub-account performance that exceeds a benchmark rate will generally  extend this time period,  while  Sub-account  performance that is less than a benchmark  rate will  generally  shorten the period.  If the period  reaches  zero and the  Annuitant  is still alive,  Annuity  Payments  continue,  however,  the annuity payment amount will vary depending on Sub-account  performance, similar to conventional variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         ------------------------------------------------------
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments  (described above).
         In addition to the  stabilization  feature,  this option also  guarantees that variable  annuity  payments will not be less than the initial annuity payment amount regardless of Sub-account performance.  The AIR for this option is 3%.

The variable  annuity payment options are described in greater detail in a separate  prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable annuity payment option available.  Adjustable  annuity payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment amount is adjusted upward or downward  depending on the rate we are currently  crediting to annuity  payments.  The  adjustment in the annuity  payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

LIVING BENEFIT PROGRAMS

DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
American Skandia offers three different optional  benefits,  for an additional  charge,  that can provide investment  protection for
Owners while they are alive.  Notwithstanding  the additional  protection  provided under the optional Living Benefit Programs,  the additional  cost has the impact of reducing net  performance  of the  investment  options.  Each optional  benefit offers a distinct type of guarantee,  regardless of the performance of variable investment  options,  that may be appropriate for you depending on the manner in which you intend to make use of your annuity  while you are alive.  Depending on which  optional  benefit you choose,  you can have substantial flexibility to invest in variable investment options while:
|X|      protecting a principal amount from decreases in value as of specified future dates;
|X|      taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time; or
|X|      guaranteeing  a minimum amount of growth will be applied to your  principal,  if it is to be used as the basis for lifetime income payments beginning after a waiting period.

Below is a brief summary of the three "living  benefits" that American Skandia offers.  Please refer to the benefit  description for a complete  description of the terms,  conditions and limitations of each optional benefit.  You should consult with your investment professional  to determine if any of these optional  benefits may be appropriate  for you based on your financial  needs.  There are many factors to consider,  but we note that among them you may want to evaluate the tax  implications of these different  approaches to meeting your needs,  both between these  benefits and in comparison to other  potential  solutions to your needs (e.g.  comparing the tax implications of the withdrawal benefit and annuity payments).

I.       The Guaranteed Return Option PlusSM (GRO PlusSM)  guarantees that, after a seven-year period following  commencement of the program ("maturity date") and on each anniversary of the maturity date thereafter,  the Owner's Account Value will not be less than the Account Value on the effective  date of the program.  The program also offers the Owner the option to elect a second,  enhanced  guarantee  amount at a higher Account Value subject to a separate  maturity period (and its anniversaries).  The GRO PlusSM  program  may be  appropriate  if you wish to protect a principal  amount  (called the
              "Protected  Principal Value") against market downturns as of a specific date in the future,  but also wish to exercise control of your available  Account Value among the variable  investment  options to participate in market  experience.
              Under the GRO PlusSM program,  you give us the right to allocate amounts to Fixed Allocations as needed to support the guarantees  provided.  The available  Account Value that may be allocated among your variable  investment  options are those amounts not allocated to the Fixed Allocations to support the guarantees provided.

II.      The Guaranteed Minimum  Withdrawal  Benefit (GMWB) guarantees the Owner's ability to make cumulative  withdrawals over time equal to an initial  principal  value  (called the  "Protected  Withdrawal  Value"),  regardless  of decreases in your
              Account Value due to market losses.  The GMWB program may be  appropriate  if you intend to make periodic  withdrawals from your  Annuity and wish to ensure  that market  performance  will not affect  your  ability to receive  guaranteed minimum  withdrawals.  Taking  income as  withdrawals,  rather than annuity  payments,  may be less tax  efficient for non-qualified  uses of the Annuity,  but provides greater control over the timing and amount of withdrawals during the accumulation period, as well as continuing the Annuity's other benefits, such as the death benefit.

III.     The Guaranteed  Minimum Income Benefit (GMIB) guarantees the Owner's ability,  after a minimum  seven-year  waiting period, to begin  receiving  income from the Annuity in the form of annuity  payments  based on your total  purchase  payments under the contract and an annual increase of 5% on such Purchase  Payments,  adjusted for  withdrawals,  regardless of the impact of market  performance on your Account Value.  The GMIB program may be appropriate if you anticipate  using your Annuity as a future  source of periodic  fixed income  payments for the remainder of your life and wish to ensure that the basis upon which your income  payments  will be  calculated  will achieve at least a minimum  amount  despite fluctuations in market performance.

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)

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The Guaranteed  Return Option Plus described below is only being offered in those  jurisdictions  where we have received  regulatory approval,  and will be offered  subsequently in other  jurisdictions  when we receive  regulatory  approval in those  jurisdictions.
Certain terms and  conditions may differ between  jurisdictions  once approved.  The program can be elected by new purchasers on the
Issue Date of their  Annuity,  and can be elected by existing  Annuity  Owners on either the  anniversary of the Issue Date of their
Annuity or on a date other than that  anniversary,  as  described  below under  "Election of the  Program".  The  Guaranteed  Return
Option Plus is not  available  if you elect the  Guaranteed  Return  Option  program (and it is currently  active),  the  Guaranteed
Minimum  Withdrawal  Benefit rider, the Guaranteed Minimum Income Benefit rider, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
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We offer a program that,  after a seven-year  period  following  commencement of the program (we refer to the end of that period and any applicable  subsequent  period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect,  guarantees  your Account Value will not be less than your Account  Value on the  effective  date of your program
(called the  "Protected  Principal  Value").  The program also offers you the  opportunity  to elect a second,  enhanced  guaranteed amount at a later date if your Account Value has increased,  while  preserving the  guaranteed  amount  established on the effective date of your program.  The enhanced  guaranteed amount (called the "Enhanced  Protected  Principal Value")  guarantees that, after a separate period  following  election of the enhanced  guarantee and on each  anniversary  thereafter  while this enhanced  guarantee amount  remains in effect,  your Account Value will not be less than your Account  Value on the  effective  date of your election of the enhanced guarantee.

The program  monitors your Account Value daily and, if necessary,  systematically  transfers  amounts  between  variable  investment options you choose and Fixed  Allocations used to support the Protected  Principal  Value(s).  The program may be appropriate if you wish to protect a principal  amount  against  market  downturns as of a specific date in the future,  but also wish to invest in the variable  investment  options to  participate  in market  performance.  There is an  additional  charge if you elect the  Guaranteed
Return Option Plus program.

The  guarantees  provided by the program  exist only on the  applicable  maturity  date(s) and on each  anniversary  of the maturity date(s)  thereafter.  However,  due to the ongoing  monitoring  of your Account  Value and the transfer of Account Value between the variable  investment  options and the Fixed  Allocations to support our future  guarantees,  the program may provide some protection from  significant  market  losses if you choose to surrender the Annuity or begin  receiving  annuity  payments  prior to a maturity date.  For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.
|X|      Base Guarantee:  Under the base guarantee,  American  Skandia  guarantees that on the maturity date and on each anniversary of the maturity  date  thereafter  that the program  remains in effect,  your Account  Value will be no less than the Protected
     Principal  Value. On the maturity date and on each anniversary  after the maturity date that the program remains in effect,  if your Account Value is below the Protected Principal Value,  American Skandia will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

|X|      Enhanced  Guarantee:  On any anniversary  following  commencement of the program,  you can establish an enhanced guaranteed amount based on your current Account Value.  Under the enhanced  guarantee,  American  Skandia  guarantees that at the end of a specified  period  following the election of the enhanced  guarantee  (also  referred to as its "maturity  date"),  and on each anniversary of the maturity date thereafter that the enhanced  guaranteed amount remains in effect,  your Account Value will be no less than the  Enhanced  Protected  Principal  Value.  You can  elect an  enhanced  guarantee  more than  once;  however,  a subsequent election  supersedes the prior election of an enhanced guarantee.  Election of an enhanced guarantee does not impact the base guarantee.  In addition,  you may elect an "auto step-up" feature that will automatically increase your base guarantee
     (or enhanced  guarantee,  if previously  elected) on each  anniversary of the program (and create a new maturity period for the new  enhanced  guarantee)  if the Account  Value as of that  anniversary  exceeds the  existing  base  guarantee  (or  enhanced guarantee,  if  previously  elected) by 7% or more.  You may also elect to  terminate  an enhanced  guarantee.  If you elect to terminate the enhanced  guarantee,  the base guarantee will remain in effect.  If you have elected the enhanced  guarantee,  on the  guarantee's  maturity date and on each  anniversary of the maturity date  thereafter  that the enhanced  guarantee  amount remains in effect,  if your  Account  Value is below the  Enhanced  Protected  Principal  Value,  American  Skandia  will apply additional  amounts to your  Annuity  from its  general  account to increase  your  Account  Value to be equal to the  Enhanced
     Protected Principal Value.

Any amounts added to your Annuity to support our  guarantees  under the program will be applied to any Fixed  Allocations  first and then to the  sub-accounts pro rata, based on your most recent  allocation  instructions in accordance with the allocation  mechanism we use under the  program.  We will notify you of any amounts  added to your  Annuity  under the  program.  If our  assumptions  are correct and the operations  relating to the  administration of the program work properly,  we do not expect that we will need to add additional  amounts  to the  Annuity.  The  Protected  Principal  Value is  referred  to as the "Base  Guarantee"  and the  Enhanced
Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity
Withdrawals  from your  Annuity,  while the program is in effect,  will reduce the base  guarantee  under the program as well as any enhanced  guarantee.  Cumulative  annual  withdrawals  up to 5% of the Protected  Principal  Value as of the  effective  date of the program  (adjusted for any subsequent  Purchase  Payments) will reduce the applicable  guaranteed amount by the actual amount of the withdrawal  (referred to as the  "dollar-for-dollar  limit"). If the amount withdrawn is greater than the  dollar-for-dollar  limit, the portion of the  withdrawal  equal to the  dollar-for-dollar  limit will be treated as  described  above,  and the portion of the withdrawal  in excess of the  dollar-for-dollar  limit will reduce the base  guarantee  and the enhanced  guarantee  proportionally, according  to the formula as described in the rider for this  benefit  (see the  examples of this  calculation  below).  Withdrawals will be taken pro-rata from the variable  investment  options and any Fixed  Allocations up to growth and thereafter pro rata solely from the variable  investment  options.  Withdrawals  will be subject to all other  provisions of the Annuity,  including any Market
Value Adjustment that would apply.

Charges  for other  optional  benefits  under the  Annuity  that are  deducted  as an annual  charge in arrears  will not reduce the applicable  guaranteed  amount under the  Guaranteed  Return Option Plus program,  however,  any partial  withdrawals  in payment of charges for the Plus40(TM)Optional Life Insurance  Rider (not  currently  offered for sale) and any third party  investment  advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

The following examples of  dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the GRO PlusSM program are October 13, 2003; 2.) an initial Purchase  Payment of $250,000;  3.) a base guarantee amount of $250,000;
and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal  is taken on November 29, 2003 (in the first  Annuity  Year).  No prior  withdrawals  have been taken.  As the amount withdrawn is less than the Dollar-for-dollar Limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The  remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 18, 2003 (still within the first Annuity  Year).  The Account Value  immediately before the withdrawal is $180,000.  As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o        the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
     The resulting base guarantee amount is: $237,500 x ( 1 - $7,500 / $177,500), or $227,464.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A  $10,000  withdrawal  is  made  on  December  19,  2004  (second  Annuity  Year).  The  Remaining  Limit  has  been  reset  to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
o        The Remaining  Limit for the balance of the second  Annuity Year is also reduced by the amount  withdrawn  (from $12,500 to
         $2,500).

KEY FEATURE - Allocation of Account Value
Account Value is transferred to and maintained in Fixed  Allocations to the extent we, in our sole discretion,  deem it is necessary to support our  guarantee(s)  under the program.  We monitor  fluctuations  in your Account  Value each business day, as well as the prevailing  interest rates on Fixed Allocations,  the remaining  duration(s) until the applicable maturity date(s) and the amount of
Account Value allocated to Fixed  Allocation(s)  relative to a "reallocation  trigger",  which determines whether Account Value must be transferred to or from Fixed  Allocation(s).  While you are not notified when your Account Value reaches a reallocation  trigger, you will  receive a  confirmation  statement  indicating  the  transfer of a portion of your  Account  Value either to or from Fixed
Allocation(s).

|X|      If your Account Value is greater than or equal to the reallocation  trigger,  your Account Value in the variable investment options  will  remain  allocated  according  to your most recent  instructions.  If a portion of Account  Value was  previously allocated  to a Fixed  Allocation  to support  the  applicable  guaranteed  amount,  all or a portion of those  amounts  may be transferred  from the Fixed  Allocation and re-allocated to the variable  investment  options  pro-rata  according to your most recent allocation  instructions  (including the model allocations under any asset allocation  program you may have elected).  A
     Market Value  Adjustment  will apply when we  reallocate  Account  Value from a Fixed  Allocation  to the  variable  investment options, which may result in a decrease or increase in your Account Value.

|X|      If your Account Value is less than the  reallocation  trigger,  a portion of your Account Value in the variable  investment options will be  transferred  from your  variable  investment  options pro rata  according to your  allocations  to a new Fixed
     Allocation(s) to support the applicable  guaranteed amount.  The new Fixed  Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable  maturity date(s).  The Account Value allocated to the new Fixed  Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed  Allocation(s)  maturing on the applicable maturity date(s)  (rounded to the next  highest  yearly  duration).  The Account  Value will remain  invested in each  applicable  Fixed
     Allocation  until the applicable  maturity date unless,  at an earlier date, your Account Value is greater than or equal to the reallocation  trigger and,  therefore,  amounts can be transferred to the variable  investment  options while  maintaining  the guaranteed protection under the program (as described above).

====================================================================================================================================
If a  significant  amount of your  Account  Value is  systematically  transferred  to Fixed  Allocations  to support  the  Protected
Principal Value and/or the Enhanced Protected  Principal Value during periods of market declines,  low interest rates, and/or as the program nears its maturity date,  less of your Account Value may be available to  participate  in the  investment  experience of the variable  investment  options if there is a subsequent  market  recovery.  During  periods  closer to the maturity  date of the base guarantee or any enhanced  guarantee,  or any anniversary of such maturity date(s), a significant  portion of your Account Value may be  allocated  to Fixed  Allocations  to  support  any  applicable  guaranteed  amount(s).  If your  Account  Value is less than the reallocation  trigger and new Fixed  Allocations  must be established  during  periods where the interest  rate(s) being credited to such Fixed  Allocations is low, a larger  portion of your Account Value may need to be  transferred to Fixed  Allocations to support the  applicable  guaranteed  amount(s),  causing  less of your  Account  Value to be  available  to  participate  in the  investment experience of the variable investment options.
====================================================================================================================================

Separate Fixed  Allocations  may be established in support of the Protected  Principal  Value and the Enhanced  Protected  Principal
Value (if elected).  There may also be  circumstances  when a Fixed  Allocation will be established only in support of the Protected
Principal Value or the Enhanced  Protected  Principal  Value. If you elect an enhanced  guarantee,  it is more likely that a portion of your Account  Value may be allocated to Fixed  Allocations  and will remain  allocated for a longer period of time to support the
Enhanced  Protected  Principal Value, even during a period of positive market  performance  and/or under  circumstances  where Fixed
Allocations  would not be necessary to support the  Protected  Principal  Value.  Further,  there may be  circumstances  where Fixed
Allocations  in support of the Protected  Principal  Value or Enhanced  Protected  Principal  Value are  transferred to the variable investment options differently than each other because of the different guarantees they support.

American  Skandia uses an allocation  mechanism based on assumptions of expected and maximum market  volatility,  interest rates and time left to the maturity of the program to determine the reallocation  trigger.  The allocation  mechanism is used to determine the allocation of Account Value between Fixed  Allocations  and the  Sub-accounts  you choose.  American  Skandia  reserves the right to change the allocation  mechanism and the  reallocation  trigger at its  discretion,  subject to regulatory  approval where required.
Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The  Guaranteed  Return  Option Plus  program can be elected at the time that you  purchase  your  Annuity,  or on any  business day thereafter (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity,  the program will be effective as of the business day that we receive the required  documentation in good order at our home office,  and the guaranteed amount will be based on your Account Value as of that date. If you  previously  elected the  Guaranteed  Return Option program and wish to elect the Guaranteed  Return Option Plus program,  your prior  Guaranteed  Return Option  program will be  terminated.  Termination of the
Guaranteed  Return Option for the purpose of electing the Guaranteed  Return Option Plus,  will be treated as any other  termination of the Guarantee Return option (see below),  including the termination of any guaranteed  amount,  and application of any applicable market value  adjustment  when  amounts are  transferred  to the variable  investment  options as a result of the  termination.  The
Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

Termination of the Program
The Annuity Owner can elect to terminate the enhanced  guarantee but maintain the  protection  provided by the base  guarantee.  The
Annuity Owner also can terminate the  Guaranteed  Return Option Plus program  entirely.  An Annuity Owner who terminates the program entirely can  subsequently  elect to  participate  in the program again (based on the Account Value on that date) by furnishing  the documentation we require.  In a rising market,  an Annuity Owner could,  for example,  terminate the program on a given business day and two weeks later  reinstate  the program  with a higher base  guarantee  (and a new  maturity  date).  However,  your  ability to reinstate  the program is limited by the  following:  (A) in any  Annuity  Year,  we do not permit  more than two program  elections
(including  any election  made  effective on the Annuity issue date and any spousal  election made by a surviving  spouse) and (B) a program  reinstatement  cannot be effected on the same business day on which a program  termination was effected.  Upon termination, any Account Value in the Fixed  Allocations  will be  transferred to the variable  investment  options pro rata based on the Account
Values in such  variable  investment  options,  or in  accordance  with any  effective  asset  allocation  program.  A market  value adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date  Account  Value is applied  to begin  annuity  payments;  or (c) upon full  surrender  of the  Annuity.  If you elect to terminate the program,  the Guaranteed  Return Option Plus will no longer  provide any  guarantees.  The surviving  spouse may elect the benefit at any time,  subject to the limitations  described above,  after the death of the Annuity Owner. The surviving spouse's election  will be effective on the business  day that we receive the required  documentation  in good order at our home office,  and the Account Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option Plus program will no longer be deducted from your Account  Value upon  termination  of the program.

Special Considerations under the Guaranteed Return Option Plus
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon inception of the program,  100% of your Account Value must be allocated to the variable  investment  options. No Fixed
     Allocations may be in effect as of the date that you elect to participate in the program.  However,  the  reallocation  trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
|X|      Annuity Owners cannot  allocate any portion of Purchase  Payments or transfer  Account Value to or from a Fixed  Allocation while  participating in the program,  and cannot  participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a variable investment option.
|X|      Additional  Purchase Payments applied to the Annuity while the program is in effect will increase the applicable  guarantee amount by the actual amount of the Purchase  Payment;  however,  all or a portion of any  additional  Purchase  Payments may be allocated by us to Fixed Allocations to support the additional amount guaranteed.
|X|      Transfers  from Fixed  Allocations  made as a result of the  operation  of the program  will be subject to the Market Value
     Adjustment  formula  under the Annuity;  however,  the 0.10%  "cushion"  feature of the formula will not apply.  A Market Value
     Adjustment  may be either  positive or  negative.  Transfer  amounts  will be taken from the most  recently  established  Fixed
     Allocation.
|X|      Transfers from the Sub-accounts to Fixed Allocations or from Fixed  Allocations to the Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account  Value by American  Skandia on the maturity  date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a significant  amount of your Account Value is systematically  transferred to Fixed Allocations to support the Protected
     Principal  Value and/or the Enhanced  Protected  Principal Value you will have less of your Account Value available to allocate to the  sub-accounts,  thereby  limiting  your  ability to  participate  the  sub-account  investment  performance.  Systematic transfers to the Fixed  Allocations and instances where Account Value remains in the Fixed Allocations are more likely to occur in periods where the sub-accounts have inadequate investment  experience,  in low interest rate environments and as the program nears the maturity  date. To the extent that amounts remain in the Fixed  Allocations,  they will be unavailable to participate in the variable investment options if there is a subsequent market recovery.
|X|      Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
|X|      As the time  remaining  until the  applicable  maturity  date  gradually  decreases  the program  will become  increasingly sensitive to moves to Fixed Allocations.
|X|      We currently  limit the variable  investment  options in which you may allocate  Account Value if you  participate  in this program.  We reserve the right to transfer  any  Account  Value in a  prohibited  investment  option to an eligible  investment option.  Should we  prohibit  access to any  investment  option,  any  transfers  required  to move  Account  Value to eligible investment  options  will not be counted  in  determining  the number of free  transfers  during an Annuity  Year.  We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of the average daily net assets of the  sub-accounts for  participation  in the Guaranteed  Return
Option Plus program.  The annual charge is deducted  daily.  Account Value allocated to Fixed  Allocations  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia for:  (a) the risk that your  Account  Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

GUARANTEED RETURN OPTION (GRO)

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The  Guaranteed  Return Option  described  below is offered only in those  jurisdictions  where we have not yet received  regulatory approval for the  Guaranteed  Return  Option Plus as of the date the election of the option is made.  Certain  terms and  conditions may differ  between  jurisdictions.  The program can be elected by new  purchasers  on the Issue Date of their  Annuity,  and can be elected by  existing  Annuity  Owners on either  the  anniversary  of the Issue  Date of their  Annuity or on a date other than that anniversary,  as described  below under  "Election of the Program".  The Guaranteed  Return Option is not available if you elect the
Guaranteed  Minimum  Withdrawal  Benefit rider, the Guaranteed Minimum Income Benefit rider, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.
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We offer a program that,  after a seven-year  period  following  commencement  of the program (we refer to the end of that period as the "maturity  date")  guarantees  your Account Value will not be less than your Account Value on the effective date of your program
(called the "Protected Principal Value").

The program  monitors your Account Value daily and, if necessary,  systematically  transfers  amounts  between  variable  investment options you choose and the Fixed  Allocation used to support the Protected  Principal  Value.  The program may be appropriate if you wish to protect a principal  amount  against  market  downturns as of a specific date in the future,  but also wish to invest in the variable  investment  options to  participate  in market  performance.  There is an  additional  charge if you elect the  Guaranteed
Return Option program.

The guarantee provided by the program exists only on the applicable  maturity date.  However,  due to the ongoing monitoring of your
Account  Value and the transfer of Account  Value between the variable  investment  options and the Fixed  Allocation to support our future guarantee,  the program may provide some protection from significant  market losses if you choose to surrender the Annuity or begin  receiving  annuity  payments prior to a maturity  date.  For this same reason,  the program may limit your ability to benefit from market increases while it is in effect.

KEY FEATURE - Protected Principal Value
|X|      Under the GRO option,  American  Skandia  guarantees that on the maturity date, your Account Value will be no less than the
     Protected  Principal  Value.  On the maturity  date if your Account  Value is below the  Protected  Principal  Value,  American
     Skandia will apply  additional  amounts to your Annuity from its general  account to increase your Account Value to be equal to the Protected Principal Value.

Any amounts  added to your  Annuity to support our  guarantee  under the program will be applied to the Fixed  Allocation  first and then to the  Sub-accounts pro rata, based on your most recent  allocation  instructions in accordance with the allocation  mechanism we use under the  program.  We will notify you of any amounts  added to your  Annuity  under the  program.  If our  assumptions  are correct and the operations  relating to the  administration of the program work properly,  we do not expect that we will need to add additional  amounts to the Annuity.  The  Protected  Principal  Value is  generally  referred to as the  "Guaranteed  Amount" in the rider we issue for this benefit.

KEY FEATURE - Allocation of Account Value
Account  Value is  transferred  to and  maintained  in a Fixed  Allocation  to the  extent  we, in our sole  discretion,  deem it is necessary to support our guarantee  under the program.  We monitor  fluctuations in your Account Value each business day, as well as the prevailing  interest rate on the Fixed Allocation,  the remaining duration until the applicable  maturity date and the amount of
Account Value allocated to the Fixed Allocation  relative to a "reallocation  trigger",  which determines whether Account Value must be  transferred  to or from the Fixed  Allocation.  While  you are not  notified  when your  Account  Value  reaches a  reallocation trigger,  you will receive a  confirmation  statement  indicating  the transfer of a portion of your Account Value either to or from the Fixed Allocation.

|X|      If your Account Value is greater than or equal to the reallocation  trigger,  your Account Value in the variable investment options  will  remain  allocated  according  to your most recent  instructions.  If a portion of Account  Value was  previously allocated to the Fixed Allocation to support the guaranteed  amount,  all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the variable  investment  options  pro-rata  according to your most recent  allocation instructions  (including  the model  allocations  under any asset  allocation  program you may have  elected).  A Market  Value
     Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the variable investment options,  which may result in a decrease or increase in your Account Value.

|X|      If your Account Value is less than the  reallocation  trigger,  a portion of your Account Value in the variable  investment options will be  transferred  from your  variable  investment  options pro rata  according to your  allocations  to a new Fixed
     Allocation  to  support  the  guaranteed  amount.  The new Fixed  Allocation  will have a  Guarantee  Period  equal to the time remaining  until the applicable  maturity date. The Account Value  allocated to the new Fixed  Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation  maturing on the applicable maturity date (rounded to the next highest yearly  duration).  The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date,  your Account Value is greater than or equal to the  reallocation  trigger and,  therefore,  amounts can be transferred to the variable  investment  options while  maintaining the guaranteed  protection  under the program (as described above).

====================================================================================================================================
If a  significant  amount of your Account  Value is  systematically  transferred  to the Fixed  Allocation  to support the Protected
Principal Value during periods of market declines,  low interest rates,  and/or as the program nears its maturity date, less of your
Account  Value may be available to  participate  in the  investment  experience  of the  variable  investment  options if there is a subsequent  market  recovery.  During  periods  closer to the maturity date of the  guarantee a significant  portion of your Account
Value may be allocated to the Fixed  Allocation  to support any  applicable  guaranteed  amount.  If your Account Value is less than the  reallocation  trigger and a new Fixed  Allocation must be established  during periods where the interest rate being credited to such Fixed  Allocation is low, a larger portion of your Account Value may need to be transferred to the Fixed  Allocation to support the  guaranteed  amount,  causing less of your Account  Value to be available to  participate  in the  investment  experience of the variable investment options.
====================================================================================================================================

American  Skandia uses an allocation  mechanism based on assumptions of expected and maximum market  volatility,  interest rates and time left to the maturity of the program to determine the reallocation  trigger.  The allocation  mechanism is used to determine the allocation of Account Value between the Fixed  Allocation and the  Sub-accounts  you choose.  American Skandia reserves the right to change the allocation  mechanism and the  reallocation  trigger at its  discretion,  subject to regulatory  approval where required.
Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The Guaranteed  Return Option can be elected at the time that you purchase your Annuity,  or on any business day  thereafter  (prior to  annuitization).  If you elect the  program  after the Issue  Date of your  Annuity,  the  program  will be  effective  as of the business day that we receive the required  documentation in good order at our home office,  and the guaranteed  amount will be based on your Account Value as of that date.

Termination of the Program
The Annuity  Owner also can  terminate  the  Guaranteed  Return Option  program.  Upon  termination,  any Account Value in the Fixed
Allocation will be transferred to the variable  investment options pro rata based on the Account Values in such variable  investment options, or in accordance with any effective asset allocation program.  A market value adjustment will apply.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date  Account  Value is applied  to begin  annuity  payments;  or (c) upon full  surrender  of the  Annuity.  If you elect to terminate the program,  the Guaranteed  Return Option will no longer  provide any  guarantees.  If the surviving  spouse assumes the
Annuity,  he/she may re-elect  the benefit on any  anniversary  of the Issue Date of the Annuity or, if the  deceased  Owner had not previously  elected the  benefit,  may elect the benefit at any time.  The  surviving  spouse's  election  will be  effective on the business day that we receive the required  documentation  in good order at our home office,  and the Account  Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option  program will no longer be deducted from your Account  Value upon  termination  of the program.  Termination of GRO and subsequent movements out of the Fixed Allocation will be subject to a market value adjustment.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon  inception of the program,  100% of your Account  Value must be  allocated  to the variable  investment  options.  The
     Fixed  Allocation may not be in effect as of the date that you elect to participate in the program.  However,  the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
|X|      Annuity Owners cannot allocate any portion of Purchase  Payments or transfer  Account Value to or from the Fixed Allocation while  participating in the program,  and cannot  participate in any dollar cost averaging program that transfers Account Value from the Fixed Allocation to the variable investment options.
|X|      Additional  Purchase  Payments  applied to the Annuity while the program is in effect will increase the guarantee amount by the actual amount of the Purchase Payment;  however,  all or a portion of any additional  Purchase Payments may be allocated by us to the Fixed Allocation to support the additional amount guaranteed.
|X|      Transfers  from the Fixed  Allocation  made as a result of the operation of the program will be subject to the Market Value
     Adjustment formula under the Annuity;  however,  the 0.10% "cushion" feature of the formula will not apply. A Market Value Adjustment may be either positive or negative.  Transfer amounts will be taken from the most recently established Fixed Allocation.
|X|      Transfers  from the  Sub-accounts  to the Fixed  Allocation  or from the Fixed  Allocation  to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account  Value by American  Skandia on the maturity  date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.
|X|      If a  significant  amount of your  Account  Value is  systematically  transferred  to the Fixed  Allocation  to support the
     Protected Principal Value you will have less of your Account Value available to allocate to the sub-accounts,  thereby limiting your ability to  participate  in the  sub-account  investment  performance.  Systematic  transfers to the Fixed  Allocation and instances where Account Value remains in the Fixed Allocation are more likely to occur in periods where the  sub-accounts  have inadequate investment  experience,  in low interest rate environments and as the program nears the maturity date. To the extent that amounts remain in the Fixed  Allocation,  they will be unavailable  to participate in the variable  investment  options if there is a subsequent market recovery.
|X|      Low  interest  rates may require  allocation  to the Fixed  Allocation  even when the  current  Account  Value  exceeds the guarantee.
|X|      As the time  remaining  until the  applicable  maturity  date  gradually  decreases  the program  will become  increasingly sensitive to moves to the Fixed Allocation.
|X|      We currently  limit the variable  investment  options in which you may allocate  Account Value if you  participate  in this program.  We reserve the right to transfer  any  Account  Value in a  prohibited  investment  option to an eligible  investment option.  Should we  prohibit  access to any  investment  option,  any  transfers  required  to move  Account  Value to eligible investment  options  will not be counted  in  determining  the number of free  transfers  during an Annuity  Year.  We may also require that you allocate your Account Value according to an asset allocation model.

Charges under the Program
We deduct a charge equal to 0.25% of your Account Value allocated to the  Sub-accounts for  participation  in the Guaranteed  Return
Option  program.  The annual charge is deducted  daily.  Account Value  allocated to the Fixed  Allocation  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia for:  (a) the risk that your  Account  Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

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Owners who  purchased the Annuity  between  February 4, 2002 and August 2, 2002 (the  "Promotional  Period") will not be charged the
0.25% annual fee for the Guaranteed Return Option program if elected at any time while their Annuity is in effect.
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|X|      American  Skandia will not charge the 0.25% annual fee for the entire period that the program remains in effect,  including any extension of the program's  maturity  date  resulting  from the Owner's  election to restart the 7-year  program  duration, regardless of when the Owner elects to participate in the Guaranteed Return Option program.
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|X|      Owners who complete the initial 7-year program  duration OR terminate the program before the program's  maturity date, will not be charged the 0.25% annual fee for  participating in the program if they re-elect the Guaranteed  Return Option program at a later date.
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|X|      To qualify for the waiver of the 0.25% annual fee,  American  Skandia must receive an  application  for the Annuity  during the Promotional Period, which meets all of our requirements.
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|X|      All other terms and  conditions of the Annuity and the  Guaranteed  Return  Option  program apply to Owners who qualify for the waiver of the 0.25% annual fee.
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|X|      Owners who purchase the Annuity after the  completion of the  Promotional  Period will not qualify for the 0.25% annual fee waiver.
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     Effective  November 18, 2002,  American  Skandia  changed the manner in which the annual charge for the  Guaranteed  Return
     Option is deducted  to the method  described  above.  The annual  charge for the  Guaranteed  Return  Option for Owners who elected the benefit  between  January 23, 2002 and  November 15, 2002 and  subsequent  to November 19, 2002 in those states where the daily  deduction  of the charge has not been  approved,  is  deducted  annually,  in  arrears,  according  to the prospectus  in effect as of the date the program  was  elected.  Owners who  terminate  and then  re-elect  the  Guaranteed
     Return Option or elect to restart the  Guaranteed  Return Option at any time after November 18, 2002 will be subject to the charge method described above.
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GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

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The Guaranteed  Minimum  Withdrawal  Benefit  program  described  below is only being offered in those  jurisdictions  where we have received  regulatory  approval and will be offered  subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.  Certain terms and conditions  may differ between  jurisdictions  once approved.  Currently,  the program can only be elected by new  purchasers on the Issue Date of their  Annuity.  We may offer the program to existing  Annuity Owners in the future, subject to our  eligibility  rules and  restrictions.  The Guaranteed  Minimum  Withdrawal  Benefit  program is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, or the Guaranteed Minimum Income Benefit rider.
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We offer a program that  guarantees  your ability to withdraw  amounts equal to an initial  principal  value (called the  "Protected
Withdrawal  Value"),  regardless of the impact of market  performance on your Account Value,  subject to our program rules regarding the timing and amount of withdrawals.  The program may be appropriate if you intend to make periodic  withdrawals  from your Annuity and wish to ensure that market  performance  will not affect your  ability to protect your  principal.  You are not required to make withdrawals as part of the program - the guarantee is not lost if you withdraw less than the maximum  allowable  amount of principal each year under the rules of the program.  There is an additional charge if you elect the GMWB program;  however,  the charge may be waived under certain circumstances described below.

KEY FEATURE - Protected Withdrawal Value
The  Protected  Withdrawal  Value is the total amount that we  guarantee  will be  available  to you through  withdrawals  from your
Annuity and/or benefit  payments,  regardless of the impact of market  performance on your Account Value.  The Protected  Withdrawal
Value is reduced  with each  withdrawal  you make until the  Protected  Withdrawal  Value is  reduced  to zero.  When the  Protected
Withdrawal Value is reduced to zero due to your withdrawals,  the GMWB program terminates.  Additionally,  the Protected  Withdrawal
Value is used to  determine  the  maximum  annual  amount that you can  withdraw  from your  Annuity,  called the  Protected  Annual
Withdrawal  Amount,  without  triggering an adjustment in the Protected  Withdrawal  Value on a  proportional  basis.  The Protected
Withdrawal Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

The  Protected  Withdrawal  Value is  determined  as of the date you make your first  withdrawal  under the Annuity  following  your election of the GMWB program.  The initial  Protected  Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program,  plus any additional  Purchase  Payments  before the date of your first  withdrawal;  or (B) the Account
Value as of the date of the first  withdrawal  from your  Annuity.  The Protected  Withdrawal  Value may be enhanced by increases in your  Account  Value due to market  performance  during the period  between  your  election of the GMWB program and the date of your first withdrawal.

|X|      If you elect the GMWB program at the time you  purchase  your  Annuity,  the Account  Value will be your  initial  Purchase
     Payment plus any Credit applied to such Purchase Payment.

|X|      If we offer the GMWB program to existing  Annuity  Owners,  the Account Value on the  anniversary of the Issue Date of your
     Annuity following your election of the GMWB program will be used to determine the initial Protected Withdrawal Value.

|X|      If you make additional Purchase Payments after your first withdrawal,  the Protected  Withdrawal Value will be increased by the amount of the additional Purchase Payment that we apply to the Purchase Payment.

You may elect to step-up your  Protected  Withdrawal  Value if, due to positive  market  performance,  your Account Value is greater than the  Protected  Withdrawal  Value.  You are  eligible to step-up the  Protected  Withdrawal  Value on or after the 5th contract anniversary  following the first  withdrawal  under the GMWB program.  The Protected  Withdrawal Value can be stepped up again on or after the 5th contract  anniversary  following the preceding  step-up.  If you elect to step-up the Protected  Withdrawal Value, you must do so during the 30-day period prior to your  eligibility  date. If you elect to step-up the Protected  Withdrawal  Value under the  program,  and on the date you elect to step-up,  the charges  under the GMWB  program  have  changed for new  purchasers,  your program may be subject to the new charge going forward.

Upon election of the step-up,  we reset the Protected  Withdrawal  Value to be equal to the then current Account Value. For example, assume your initial  Protected  Withdrawal  Value was $100,000 and you have made  cumulative  withdrawals  of $40,000,  reducing the
Protected  Withdrawal Value to $60,000.  On the date you are eligible to step-up the Protected  Withdrawal Value, your Account Value is equal to  $75,000.  You could elect to step-up  the  Protected  Withdrawal  Value to $75,000 on the date you are  eligible.  Upon election of the step-up,  we also reset the Protected Annual  Withdrawal  Amount  (discussed  immediately  below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount  immediately prior to the reset; and (B) 7% of the Protected  Withdrawal Value immediately after the reset.

KEY FEATURE - Protected Annual Withdrawal Amount
The initial  Protected Annual Withdrawal Amount is equal to 7% of the Protected  Withdrawal Value.  Under the GMWB program,  if your cumulative  withdrawals  each  Annuity  Year are less  than or equal to the  Protected  Annual  Withdrawal  Amount,  your  Protected
Withdrawal Value will be reduced on a  "dollar-for-dollar"  basis (the Protected Withdrawal Value is reduced by the actual amount of the  withdrawal,  including any MVA that may apply).  Cumulative  withdrawals  in any Annuity Year that exceed the Protected  Annual
Withdrawal  Amount trigger a proportional  adjustment to both the Protected  Withdrawal  Value and the Protected  Annual  Withdrawal
Amount,  as described in the rider for this benefit (see the examples of this calculation  below).  The Protected Annual  Withdrawal
Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

The GMWB program does not affect your ability to make  withdrawals  under your Annuity or limit your ability to request  withdrawals that exceed the Protected  Annual  Withdrawal  Amount.  You are not required to withdraw all or any portion of the Protected  Annual
Withdrawal Amount each Annuity Year.
|X|      If,  cumulatively,  you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected  Annual  Withdrawal  Amount to subsequent  Annuity Years.  However,  because the
     Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these  circumstances,  any unused
     Protected Annual Withdrawal Amount may extend the period of time until the remaining  Protected  Withdrawal Value is reduced to zero.
|X|      Additional  Purchase  Payments  will increase the  Protected  Annual  Withdrawal  Amount by 7% of the  applicable  Purchase
     Payment.
|X|      If the Protected  Annual  Withdrawal  Amount after an  adjustment  exceeds the Protected  Withdrawal  Value,  the Protected
     Annual Withdrawal Amount will be set equal to the Protected Withdrawal Value.

The following  examples of dollar-for  dollar and  proportional  reductions and the reset of the Maximum Annual Benefit assume that:
1.) the Issue Date and the effective  date of the GMWB program are October 13, 2003;  2.) an initial  Purchase  Payment of $250,000;
3.) a Protected Withdrawal Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal  is taken on November 13, 2003 (in the first  Annuity  Year).  No prior  withdrawals  have been taken.  As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
o        The Protected Withdrawal Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The remaining  Protected Annual  Withdrawal  Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 13, 2003 (still within the first Annuity  Year).  The Account Value  immediately before the withdrawal is $220,000.  As the amount  withdrawn  exceeds the remaining  Protected  Annual  Withdrawal  Amount of $7,500 from Example 1:
o        the Protected  Withdrawal  Value is first reduced by the remaining  Protected  Annual  Withdrawal  Amount (from $240,000 to
         $232,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the remaining Protected Annual Withdrawal Amount ($10,000 - $7,500, or $2,500).
o        B is the Account Value less the remaining Protected Annual Withdrawal Amount ($220,000 - $7,500, or $212,500).
     The resulting Protected Withdrawal Value is: $232,500 x ( 1 - $2,500 / $212,500), or $229,764.71.
o        the Protected Annual  Withdrawal  Amount is also reduced by the ratio of A to B: The resulting  Protected Annual Withdrawal
         Amount is: $17,500 x ( 1 - $2,500 / $212,500), or $17,294.12.
o        The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Maximum Annual Benefit

A $10,000  withdrawal is made on October 13, 2004 (second Annuity Year). The remaining  Protected Annual  Withdrawal Amount has been reset to the Protected  Annual  Withdrawal  Amount of $17,294.12 from Example 2. As the amount  withdrawn is less than the remaining
Protected Annual Withdrawal Amount:
o        the  Protected  Withdrawal  Value is  reduced by the amount  withdrawn  (i.e.,  reduced by  $10,000,  from  $229,764.71  to
         $219,764.71).
o        The remaining  Protected Annual  Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

BENEFITS UNDER THE GMWB PROGRAM

|X|      In addition to any  withdrawals  you make under the GMWB program,  market  performance  may reduce your Account  Value.  If your  Account  Value is  equal  to zero,  and you have  not  received  all of your  Protected  Withdrawal  Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected  Withdrawal Value in the form of  fixed,  periodic  payments  until  the  remainder  of the  Protected  Withdrawal  Value is paid,  at which  time the  rider terminates.  The fixed,  periodic  payments will each be equal to the Protected Annual Withdrawal  Amount,  except for the last payment which may be equal to the remaining  Protected  Withdrawal  Value.  We will  determine the duration for which  periodic payments will continue by dividing the Protected  Withdrawal  Value by the Protected  Annual  Withdrawal  Amount.  You will not have the right to make additional  Purchase  Payments or receive the remaining  Protected  Withdrawal  Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.

|X|      If the death benefit under the Annuity becomes payable before you have received all of your Protected  Withdrawal  Value in the form of  withdrawals  from your  Annuity,  your  Beneficiary  has the option to elect to receive  the  remaining  Protected
     Withdrawal  Value as an alternate  death benefit  payout in lieu of the amount  payable under any other death benefit  provided under the Annuity.  The remaining  Protected  Withdrawal Value will be payable in the form of fixed,  periodic  payments.  Your beneficiary  can elect the  frequency  of payments,  subject to our rules then in effect.  We will  determine  the duration for which periodic  payments will continue by dividing the Protected  Withdrawal Value by the Protected Annual  Withdrawal  Amount.
     The Protected  Withdrawal  Value is not equal to the Account Value for purposes of the Annuity's  other death benefit  options.
     The GMWB program does not increase or decrease the amount  otherwise  payable under the Annuity's other death benefit  options.
     Generally,  the GMWB program would be of value to your  Beneficiary  only when the Protected  Withdrawal Value at death exceeds any other amount available as a death benefit.

|X|      If you elect to begin receiving  annuity  payments before you have received all of your Protected  Withdrawal  Value in the form of  withdrawals  from your  Annuity,  an  additional  annuity  payment  option will be available  that makes fixed annuity payments for a certain  period,  determined  by dividing the Protected  Withdrawal  Value by the  Protected  Annual  Withdrawal
     Amount.  If you elect to receive annuity payments  calculated in this manner,  the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed  interest rate on other annuity payment  options we offer.  This 0% assumed interest  rate results in lower annuity  payments  than what would have been paid if the assumed  interest rate was higher than
     0%. You can also elect to terminate the GMWB program and begin  receiving  annuity  payments based on your then current Account
     Value (not the remaining Protected Withdrawal Value) under any of the available annuity payment options.

Other Important Considerations
|X|      Withdrawals  under the GMWB program are subject to all of the terms and  conditions of the Annuity,  including any MVA that may apply.
|X|      Withdrawals  made while the GMWB  program is in effect  will be  treated,  for tax  purposes,  in the same way as any other withdrawals under the Annuity.
|X|      The GMWB program  does not  directly  affect the  Annuity's  Account  Value or Surrender  Value,  but any  withdrawal  will decrease  the Account  Value by the amount of the  withdrawal.  If you  surrender  your  Annuity,  you will receive the current
     Surrender Value, not the Protected Withdrawal Value.
|X|      You can make  withdrawals  from your Annuity  while your Account  Value is greater  than zero without  purchasing  the GMWB program.  The GMWB program  provides a guarantee  that if your Account Value  declines due to market  performance,  you will be able to receive your Protected Withdrawal Value in the form of periodic benefit payments.
|X|      We currently  limit the variable  investment  options in which you may allocate  Account Value if you  participate  in this program.  We reserve the right to transfer  any  Account  Value in a  prohibited  investment  option to an eligible  investment option.  Should we  prohibit  access to any  investment  option,  any  transfers  required  to move  Account  Value to eligible investment  options  will not be counted  in  determining  the number of free  transfers  during an Annuity  Year.  We may also require that you allocate your Account Value according to an asset allocation model.

Election of the Program
Currently,  the GMWB program can only be elected at the time that you purchase your Annuity.  In the future,  we may offer  existing
Annuity  Owners the option to elect the GMWB program after the Issue Date of their  Annuity,  subject to our  eligibility  rules and restrictions.  If you elect the GMWB  program  after the Issue Date of your  Annuity,  the program  will be effective as of the next anniversary  date. Your Account Value as of such anniversary date will be used to calculate the initial  Protected  Withdrawal Value and the initial Protected Annual Withdrawal Amount.

We reserve the right to restrict the maximum amount of Protected  Withdrawal  Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by American Skandia or its affiliated companies.

Termination of the Program
The  program  terminates  automatically  when your  Protected  Withdrawal  Value  reaches  zero based on your  withdrawals.  You may terminate  the program at any time by  notifying  us. If you  terminate  the  program,  any  guarantee  provided by the benefit will terminate as of the date the termination is effective.  The program  terminates  upon your surrender of the Annuity,  upon due proof of death (unless your  surviving  spouse elects to continue the Annuity and the GMWB program or your  Beneficiary  elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

Charges under the Program
Currently,  we deduct a charge  equal to 0.35% of the average  daily net assets of the  Sub-accounts  per year to purchase  the GMWB program.  The annual charge is deducted  daily.  Account Value  allocated to Fixed  Allocations  under the program is not subject to the charge.

|X|      If, during the seven years following the effective date of the program,  you do not make any  withdrawals,  and do not make any additional Purchase Payments after a five-year period following the effective date of the program,  the program will remain in effect;  however,  we will waive the annual charge going forward.  If you make an additional  Purchase Payment following the waiver of the annual charge,  we will begin charging for the program.  After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.

|X|      If you elect to step-up the  Protected  Withdrawal  Value  under the  program,  and on the date you elect to  step-up,  the charges  under the  program  have  changed for new  purchasers,  your  program  may be subject to the new charge  level for the benefit.

Additional Tax Considerations for Qualified Contracts
If you  purchase an Annuity as an  investment  vehicle for  "qualified"  investments,  including  an IRA,  SEP-IRA,  Roth IRA or Tax
Sheltered  Annuity (or 403(b)),  the minimum  distribution  rules under the Code require that you begin receiving  periodic  amounts from your Annuity  beginning after age 70 1/2. The amount required under the Code may exceed the Protected  Annual  Withdrawal  Amount, which will cause us to recalculate the Protected  Withdrawal Value and the Protected Annual Withdrawal Amount,  resulting in a lower amount  payable in future  Annuity  Years.  In  addition,  the amount and duration of payments  under the annuity  payment and death benefit  provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax  considerations  such as minimum distribution requirements.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

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The Guaranteed  Minimum Income Benefit program described below is only being offered in those  jurisdictions  where we have received regulatory  approval,  and will be  offered  subsequently  in other  jurisdictions  when we  receive  regulatory  approval  in those jurisdictions.  Certain terms and conditions  may differ between  jurisdictions  once approved.  Currently,  the program can only be elected by new  purchasers on the Issue Date of their  Annuity.  We may offer the program to existing  Annuity Owners in the future, subject to our  eligibility  rules and  restrictions.  The Guaranteed  Minimum Income Benefit  program is not available if you elect the Guaranteed Return Option program, Guaranteed Return Option Plus program or the Guaranteed Minimum Withdrawal Benefit rider.
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We offer a program that, after a seven-year  waiting period,  guarantees your ability to begin receiving income from your Annuity in the form of annuity  payments  based on a guaranteed  minimum value (called the "Protected  Income Value") that increases  after the waiting period begins,  regardless of the impact of market  performance  on your Account Value.  The program may be appropriate  for you if you  anticipate  using your Annuity as a future source of periodic  fixed income  payments for the remainder of your life and wish to ensure that the basis upon which your income  payments will be  calculated  will achieve at least a minimum  amount  despite fluctuations in market performance.  There is an additional charge if you elect the GMIB program.

KEY FEATURE - Protected Income Value
The Protected  Income Value is the minimum amount that we guarantee  will be available  (net of any applicable  premium tax charge), after a waiting period of at least seven years,  as a basis to begin receiving fixed annuity  payments.  The Protected  Income Value is initially  established  on the  effective  date of the GMIB program and is equal to your Account  Value on such date.  Currently, since the GMIB program may only be elected at issue,  the  effective  date is the Issue Date of the Annuity.  The  Protected  Income
Value is increased  daily based on an annual growth rate of 5%, subject to the limitations  described  below.  The Protected  Income
Value is referred to as the  "Protected  Value" in the rider we issue for this benefit.  The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

The  Protected  Income  Value is  subject  to a limit of 200%  (2X) of the sum of the  Protected  Income  Value  established  on the effective date of the GMIB program,  or the effective date of any step-up value,  plus any additional  Purchase  Payments made after the waiting period begins ("Maximum  Protected Income Value"),  minus the sum of any reductions in the Protected Income Value due to withdrawals you make from the Annuity after the waiting period begins.

|X|      Subject to the maximum  age/durational  limits described immediately below, we will no longer increase the Protected Income
     Value by the 5% annual growth rate once you reach the Maximum Protected Income Value.  However,  we will increase the Protected
     Income Value by the amount of any additional  Purchase  Payments after you reach the Maximum  Protected Income Value.  Further, if you make withdrawals  after you reach the Maximum  Protected Income Value, we will reduce the Protected Income Value and the
     Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

|X|      Subject to the Maximum  Protected  Income Value,  we will no longer  increase the  Protected  Income Value by the 5% annual growth rate after the later of the  anniversary  date on or  immediately  following  the  Annuitant's  80th birthday or the 7th anniversary of the later of the effective date of the GMIB program or the effective date of the most recent  step-up.  However, we will  increase  the  Protected  Income  Value by the  amount  of any  additional  Purchase  Payments.  Further,  if you make withdrawals  after the Annuitant  reaches the maximum  age/duration  limits,  we will reduce the Protected Income Value and the
     Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

|X|      Subject to the Maximum Protected Income Value, if you make an additional  Purchase Payment,  we will increase the Protected
     Income  Value by the amount of the  Purchase  Payment and will apply the 5% annual  growth rate on the new amount from the date the Purchase Payment is applied.

|X|      As described  below,  after the waiting period begins,  cumulative  withdrawals  each Annuity Year that are up to 5% of the
     Protected  Income Value on the prior  anniversary  of the Annuity will reduce the  Protected  Income Value by the amount of the withdrawal.  Cumulative  withdrawals each Annuity Year in excess of 5% of the Protected  Income Value on the prior  anniversary of the Annuity,  will reduce the Protected Income Value  proportionately.  All withdrawals  after the Maximum  Protected Income
     Value is reached will reduce the  Protected  Income  Value  proportionately.  The 5% annual  growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up  the Protected  Income Value - You may elect to "step-up" or "reset" your  Protected  Income Value if your Account Value
----------------------------------------
is greater than the current  Protected Income Value.  Upon exercise of the step-up  provision,  your initial  Protected Income Value will be reset equal to your current  Account  Value.  From the date that you elect to step-up the Protected  Income  Value,  we will apply the 5% annual  growth rate to the  stepped-up  Protected  Income  Value,  as  described  above.  You can  exercise the step-up provision twice on any business day while the GMIB program is in effect, and only while the Annuitant is less than age 76.

|X|      A new  seven-year  waiting  period will be  established  upon the effective  date of your election to step-up the Protected
     Income Value.  You cannot exercise your right to begin receiving  annuity  payments under the GMIB program until the end of the new waiting period.
|X|      The Maximum  Protected  Income  Value will be reset as of the  effective  date of any  step-up.  The new Maximum  Protected
     Income Value will be equal to 200% of the sum of the Protected  Income Value as of the  effective  date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.
|X|      When  determining the guaranteed  annuity  purchase rates for annuity  payments under the GMIB program,  we will apply such rates based on the number of years since the most recent step-up.
|X|      If you elect to step-up the  Protected  Income Value under the program,  and on the date you elect to step-up,  the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
|X|      A step-up will  increase the dollar for dollar limit on the  anniversary  of the Issue Date of the Annuity  following  such step-up.

Impact of  Withdrawals on the Protected  Income Value - Cumulative  withdrawals  each Annuity Year up to 5% of the Protected  Income
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Value will reduce the Protected  Income Value on a  "dollar-for-dollar"  basis (the Protected  Income Value is reduced by the actual amount of the  withdrawal).  Cumulative  withdrawals  in any Annuity Year in excess of 5% of the Protected  Income Value will reduce the  Protected  Income Value  proportionately  (see the examples of this  calculation  below).  The 5% annual  withdrawal  amount is determined on each  anniversary  of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any  withdrawals during the Annuity Year. This means that the amount  available for withdrawals each Annuity Year on a  "dollar-for-dollar"  basis is adjusted on each contract anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

The following examples of  dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the GMIB  program are October 13,  2003;  2.) an initial  Purchase  Payment of $250,000;  3.) an initial  Protected  Income Value of
$250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A  $10,000  withdrawal  is  taken on  November  13,  2003 (in the  first  Annuity  Year).  No prior  withdrawals  have  been  taken.
Immediately  prior to the withdrawal,  the Protected  Income Value is $251,038.10  (the initial value  accumulated for 31 days at an annual effective rate of 5%).  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
o        The  remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on  December  13,  2003  (still  within  the first  Annuity  Year).  Immediately  before the withdrawal,  the Account  Value is $220,000 and the  Protected  Income Value is  $242,006.64.  As the amount  withdrawn  exceeds the
Remaining Limit of $2,500 from Example 1:
o        the Protected Income Value is first reduced by the Remaining Limit (from 242,006.64 to 239,506.64);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).
     The resulting Protected Income Value is: $239,506.64 x ( 1 - $7,500 / $217,500), or $231,247.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A $10,000  withdrawal is made on the first  anniversary  of the Issue Date,  October 13, 2004 (second  Annuity  Year).  Prior to the withdrawal,  the Protected  Income Value is $240,870.56.  The Remaining Limit is reset to 5% of this amount,  or $12,043.53.  As the amount withdrawn is less than the dollar-for-dollar limit:
o        the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,870.56 to $230,870.56).
o        The Remaining  Limit for the balance of the second Annuity Year is also reduced by the amount  withdrawn  (from  $12,043.53 to $2,043.53).

KEY FEATURE - GMIB Annuity Payments
You can elect to apply the Protected  Income Value to one of the available  GMIB Annuity  Payment  Options on any  anniversary  date following the initial  waiting  period,  or any subsequent  waiting period  established  upon your election to step-up the Protected
Income  Value.  Once you have  completed  the  waiting  period,  you will have a 30-day  period  each  year,  prior to the  contract anniversary,  during which you may elect to begin  receiving  annuity  payments  under one of the  available  GMIB  Annuity  Payment
Options.  You must elect one of the GMIB Annuity  Payment  Options by the  anniversary of the Annuity's Issue Date on or immediately following the  Annuitant's  95th birthday,  except for Annuities used as a funding  vehicle for an IRA, SEP IRA or 403(b),  in which case you must elect one of the GMIB  Annuity  Payment  Options by the  anniversary  of the  Annuity's  Issue Date on or  immediately following the Annuitant's 92nd birthday.

The amount of each GMIB Annuity  Payment will be determined  based on the age and,  where  permitted by law, sex of the Annuitant by applying the  Protected  Income Value (net of any  applicable  premium tax that may be due) to the GMIB Annuity  Payment  Option you choose.  We use  special  annuity  purchase  rates to  calculate  the  amount of each  payment  due under the GMIB  Annuity  Payment
Options.  These  special  rates for the GMIB Annuity  Payment  Options are  calculated  using an assumed  interest  rate factor that provides for lower growth in the value applied to produce  annuity  payments than if you elected an annuity  payment  option that is not part of the GMIB program.  These special rates also are  calculated  using other factors such as "age  setbacks"  (use of an age lower than the  Annuitant's  actual age) that result in lower  payments than would result if you elected an annuity  payment  option that is not part of the GMIB program.  Use of an age setback  entails a longer assumed life for the Annuitant  which in turn results in lower annuity payments.

On the date that you elect to begin  receiving GMIB Annuity  Payments,  we guarantee that your payments will be calculated  based on your Account Value and our then current annuity  purchase rates if the payment amount  calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period
Under this option,  monthly  annuity  payments will be made until the death of the  Annuitant.  If the Annuitant  dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period
Under this option,  monthly  annuity  payments will be made until the death of both the Annuitant  and the Joint  Annuitant.  If the
Annuitant  and the Joint  Annuitant  die before  having  received 120 monthly  annuity  payments,  the  remainder of the 120 monthly annuity payments will be made to the Beneficiary.
|X|      If the Annuitant  dies first,  we will continue to make  payments  until the later of the death of the Joint  Annuitant and the end of the period certain.  However,  if the Joint Annuitant is still receiving  annuity payments  following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
|X|      If the Joint  Annuitant  dies first,  we will continue to make  payments  until the later of the death of the Annuitant and the end of the period certain.

You cannot  withdraw  your  Account  Value or the  Protected  Income Value under  either GMIB  Annuity  Payment  Option once annuity payments have begun.  We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations
|X|      You should  note that GMIB is designed  to provide a type of  insurance  that serves as a safety net only in the event your contract value declines  significantly  due to negative  investment  performance.  If your contract value is not  significantly affected by negative investment performance,  it is unlikely that the purchase of the GMIB will result in your receiving larger annuity  payments than if you had not purchased GMIB.  This is because the assumptions  that we use in computing the GMIB, such as the  annuity  purchase  rates,  (which  include  assumptions  as to  age-setbacks  and  assumed  interest  rates),  are more conservative  than the  assumptions  that we use in  computing  annuity  payout  options  outside of GMIB.  Therefore,  you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity  purchase rates,  than if you were to annuitize under the GMIB with a higher  Protected Value than your Account Value but, at the annuity  purchase rates guaranteed  under the GMIB.  The GMIB program does not directly  affect the Annuity's  Account  Value,  Surrender  Value or the
     amount payable under either the basic death benefit  provision of the Annuity or any optional death benefit  provision.  If you surrender your Annuity,  you will receive the current  Surrender  Value,  not the Protected  Income Value. The Protected Income
     Value is only  applicable if you elect to begin  receiving  annuity  payments  under one of the GMIB annuity  options after the waiting period.
|X|      The Annuity offers other annuity  payment  options that you can elect which do not impose an additional  charge,  but which do not offer to guarantee a minimum value on which to make annuity payments.
|X|      Where allowed by law, we reserve the right to limit subsequent  purchase payments if we determine,  at our sole discretion, that based on the timing of your Purchase  Payments and  withdrawals,  your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments,  we will look at Purchase Payments which are  disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
|X|      We currently  limit the variable  investment  options in which you may allocate  Account Value if you  participate  in this program.  We reserve the right to transfer  any  Account  Value in a  prohibited  investment  option to an eligible  investment option.  Should we  prohibit  access to any  investment  option,  any  transfers  required  to move  Account  Value to eligible investment  options  will not be counted  in  determining  the number of free  transfers  during an Annuity  Year.  We may also require that you allocate your Account Value according to an asset allocation model.
|X|      If you change the  Annuitant  after the effective  date of the GMIB program,  the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant.  If the new Annuitant  would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
|X|      Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
|X|      At the time you elect to begin  receiving  annuity  payments  under the GMIB  program  or under any other  annuity  payment option we make available,  the protection provided by the Annuity's basic death benefit or any optional death benefit provision you elected will no longer apply.

Election of the Program
Currently,  the GMIB program can only be elected at the time that you purchase  your Annuity.  The Annuitant  must be age 75 or less as of the effective  date of the GMIB program.  In the future,  we may offer  existing  Annuity  Owners the option to elect the GMIB program after the Issue Date of their Annuity,  subject to our  eligibility  rules and  restrictions.  If you elect the GMIB program after the Issue Date of your  Annuity,  the program will be effective as of the date of election.  Your Account Value as of the that date will be used to calculate the Protected Income Value as of the effective date of the program.

Termination of the Program
The GMIB program  cannot be  terminated  by the Owner once  elected.  The GMIB program  automatically  terminates as of the date the
Annuity is fully surrendered,  on the date the death benefit is payable to your Beneficiary  (unless your surviving spouse elects to continue the Annuity),  or on the date that your Account Value is  transferred to begin making  annuity  payments.  The GMIB program may also be  terminated  if you  designate a new  Annuitant  who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

Upon  termination  of the GMIB program we will deduct the charge from your  Account  Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Program
Currently,  we deduct a charge  equal to 0.50% per year of the average  Protected  Income  Value for the period the charge  applies.
Because the charge is calculated  based on the average  Protected Income Value, it does not increase or decrease based on changes to the  Annuity's  Account  Value due to market  performance.  The  dollar  amount  you pay each  year  will  increase  in any year the
Protected  Income Value  increases,  and it will  decrease in any year the  Protected  Income  Value  decreases  due to  withdrawal, irrespective of whether your Account Value increases or decreases.

The charge is deducted  annually in arrears  each Annuity Year on the  anniversary  of the Issue Date of the Annuity.  We deduct the amount of the charge  pro-rata from the Account Value allocated to the variable  investment  options and the Fixed  Allocations.  No
MVA will apply to Account Value deducted from a Fixed  Allocation.  If you surrender your Annuity,  begin receiving annuity payments under the GMIB  program  or any other  annuity  payment  option  we make  available  during an  Annuity  Year,  or the GMIB  program terminates,  we will deduct the charge for the portion of the Annuity Year since the prior  anniversary of the Annuity's  Issue Date
(or the Issue Date if in the first Annuity Year).

No charge applies after the Annuity Date.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity provides a Death Benefit during its  accumulation  period.  If the Annuity is owned by one or more natural persons,  the
Death  Benefit is payable  upon the first  death of an Owner.  If the  Annuity is owned by an entity,  the Death  Benefit is payable upon the Annuitant's  death, if there is no Contingent  Annuitant.  If a Contingent  Annuitant was designated before the Annuitant's death and the  Annuitant  dies,  then the  Contingent  Annuitant  becomes the Annuitant and a Death Benefit will not be paid at that time.  The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

Basic Death Benefit

The Annuity  provides a basic Death Benefit at no additional  charge.  The Insurance  Charge we deduct daily from your Account Value allocated to the  Sub-accounts  is used, in part,  to pay us for the risk we assume in providing  the basic Death Benefit  guarantee under the Annuity.  The Annuity  also offers three  different  optional  Death  Benefits  that can be  purchased  for an  additional charge.  The additional charge is deducted to compensate  American Skandia for providing  increased  insurance  protection under the optional Death  Benefits.  Notwithstanding  the additional  protection  provided under the optional Death  Benefits,  the additional cost has the impact of reducing the net performance of the investment options.

The basic Death Benefit depends on the decedent's age on the date of death:

         If death occurs prior to the decedent's age 85:  The Death Benefit is the greater of:

|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals; and
|X|      The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

         If death occurs after the  decedent's age 85 or older:  The Death Benefit is your Account Value in the variable  investment options and your Interim Value in the Fixed Allocations.

         "Proportional  withdrawals"  are  determined  by  calculating  the  percentage  of your  Account  Value that each  prior  withdrawal represented  when  withdrawn.  For example,  a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase
Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Three  optional  Death  Benefits are offered for  purchase  with your Annuity to provide an enhanced  level of  protection  for your beneficiaries.

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Currently,  these benefits are only offered in those  jurisdictions  where we have received  regulatory approval and must be elected at the time that you purchase your Annuity.  We may, at a later date,  allow  existing  Annuity Owners to purchase an optional Death
Benefit  subject to our rules and any changes or  restrictions  in the benefits.  Certain terms and  conditions  may differ  between jurisdictions once approved and if you purchase your Annuity as part of an exchange,  replacement or transfer,  in whole or in part, from any other  Annuity we issue.  The  "Combination  5% Roll-up and Highest  Anniversary  Value Death  Benefit" may only be elected individually, and cannot be elected with any other optional death benefit.
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Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset  federal and state taxes  payable on any taxable  gains in your  Annuity at the time of your death.  Whether  this benefit is appropriate for you may depend on your particular  circumstances,  including other financial resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in addition to the basic Death
Benefit.  If the Annuity has one Owner,  the Owner must be age 75 or less at the time the benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

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The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit is being  offered  in those  jurisdictions  where we have  received regulatory  approval.  Certain terms and  conditions  may differ between  jurisdictions  once approved.  Please refer to the section entitled  "Tax  Considerations"  for a  discussion  of special tax  considerations  for  purchasers  of this  benefit.  The Enhanced
Beneficiary  Protection Death Benefit is not available if you elect "The Combination 5% Roll-up and Highest  Anniversary Value Death
Benefit".
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Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above;

     PLUS

2.       40% of your "Growth" under the Annuity, as defined below.

"Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations,
 ------
minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

"Proportional  withdrawals"  are  determined  by  calculating  the  percentage  of your  Account  Value that each  prior  withdrawal
 -------------------------
represented when withdrawn.

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The Enhanced  Beneficiary  Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
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The Enhanced  Beneficiary  Protection Optional Death Benefit described above is currently being offered in those jurisdictions where we have received  regulatory  approval.  Certain terms and  conditions may differ between  jurisdictions  once approved.  Please see
Appendix E for a description  of the Enhanced  Beneficiary  Protection  Optional Death Benefit  offered before  November 18, 2002 in those  jurisdictions  where we received  regulatory  approval.  Please  refer to the section  entitled  "Tax  Considerations"  for a discussion of special tax considerations for purchasers of this benefit.
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See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit ("HAV")
If the Annuity has one Owner,  the Owner must be age 79 or less at the time Highest  Anniversary  Value  Optional  Death  Benefit is
purchased.  If the Annuity has joint  Owners,  the oldest  Owner must be age 79 or less.  If the Annuity is owned by an entity,  the
Annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value
Death Benefit.  In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value as of the Owner's date of death.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest  Anniversary  Value on the Death Benefit Target Date plus the sum of all Purchase  Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

         The amount  determined by this calculation is increased by any Purchase  Payments  received after the Owner's date of death and decreased by any proportional withdrawals since such date.

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The Highest  Anniversary  Value Death  Benefit  described  above is currently  being  offered in those  jurisdictions  where we have received  regulatory  approval.  Certain  terms  and  conditions  may  differ  between  jurisdictions  once  approved.  The  Highest
Anniversary  Value Death  Benefit is not  available if you elect "The  Combination  5% Roll-up and Highest  Anniversary  Value Death
Benefit".  Please see Appendix E for a description  of the  Guaranteed  Minimum Death Benefit  offered  before  November 18, 2002 in those jurisdictions where we received regulatory approval.
------------------------------------------------------------------------------------------------------------------------------------

 Please refer to the  definition of Death Benefit  Target Date below.  This death  benefit may not be an  appropriate  feature where the Owner's age is near the age  specified  in the Death  Benefit  Target  Date.  This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract  anniversaries  before the death benefit target date is  reached.  The death  benefit  target  date under this death  benefit is earlier  than the death  benefit  target date under the
 Combination  5% Roll-up  and  Highest  Anniversary  Value  Death  Benefit  for Owners who are age 76 or older when the  contract is issued, which may result in a lower value on the death benefit,  since there will be fewer contract  anniversaries before the death benefit target date is reached.

See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

Combination 5% Roll-up and Highest Anniversary Value Death Benefit
If the  Annuity  has one Owner,  the Owner must be age 79 or less at the time the  Combination  5% Roll-up  and HAV  Optional  Death
Benefit is  purchased.  If the  Annuity has joint  Owners,  the oldest  Owner must be age 79 or less.  If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

Certain of the Portfolios  offered as  Sub-accounts  under the Annuity are not available if you elect the Combination 5% Roll-up and
HAV Death  Benefit.  In addition,  we reserve the right to require you to use certain  asset  allocation  model(s) if you elect this death benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

         The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value death benefit described above, and
3.       5% Roll-up described below.

The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

o        all  Purchase  Payments  increasing  at an annual  effective  interest  rate of 5% starting on the date that each  Purchase
                  Payment is made and ending on the Owner's date of death;

                  MINUS

o        the sum of all  withdrawals,  dollar for dollar up to 5% of the death benefit's value as of the prior contract  anniversary
                  (or issue date if the withdrawal is in the first contract  year).  Any  withdrawals in excess of the 5% dollar for dollar limit are proportional.

         If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

o        the 5% Roll-up  value as of the Death  Benefit  Target  Date  increased  by total  Purchase  Payments  made after the Death
                  Benefit Target Date;

                  MINUS

o        the sum of all withdrawals which reduce the 5% Roll-up proportionally.

Please refer to the  definitions  of Death Benefit  Target Date below.  This death benefit may not be an  appropriate  feature where the  Owner's age is near the age  specified  in the Death  Benefit  Target  Date.  This is because the benefit may not have the same potential for growth as it otherwise would,  since there will be fewer contract  anniversaries  before the Death Benefit Target Date is reached.

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The  Combination  5% Roll-up and Highest  Anniversary  Value Death  Benefit  described  above is  currently  being  offered in those jurisdictions  where we have received  regulatory  approval.  Certain terms and  conditions may differ  between  jurisdictions  once approved.  The  Combination  5% Roll-up and Highest  Anniversary  Value Death  Benefit is not  available  if you elect the  Enhanced
Beneficiary Protection Death Benefit and/or the Highest Anniversary Value Death Benefit.
------------------------------------------------------------------------------------------------------------------------------------

See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death
Benefit:

|X|      The Death Benefit Target Date for the Highest  Anniversary Value Death Benefit is the contract  anniversary on or after the
             -------------------------
     80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

|X|      The Death  Benefit  Target  Date for the  Combination  5%  Roll-up  and HAV  Death  Benefit  is the  later of the  contract
             ----------------------------
     anniversary  on or after the 80th birthday of the current Owner,  the oldest of either joint Owner or the Annuitant,  if entity owned, or five years after the Issue Date of the Annuity.

|X|      The Highest Anniversary Value equals the highest of all previous  "Anniversary Values" less proportional  withdrawals since
             -------------------------
     such anniversary and plus any Purchase Payments since such anniversary.

|X|      The  Anniversary  Value is the Account  Value as of each  anniversary  of the Issue Date of the  Annuity.  The  Anniversary
              ------------------
     Value on the Issue Date is equal to your Purchase Payment.

|X|      Proportional  withdrawals  are  determined by calculating  the percentage of your Account Value that each prior  withdrawal
         -------------------------
     represented  when withdrawn.  Proportional  withdrawals  result in a reduction to the Highest  Anniversary  Value or 5% Roll-up value by reducing  such value in the same  proportion  as the Account  Value was reduced by the  withdrawal  as of the date the withdrawal  occurred.  For example,  if your Highest  Anniversary  Value or 5% Roll-up  value is $125,000 and you  subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction),  when calculating the optional Death
     Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Annuities with joint Owners
For Annuities  with Joint Owners,  the Death  Benefits are  calculated as shown above except that the age of the oldest of the Joint
Owners is used to determine the Death Benefit  Target Date.  NOTE: If you and your spouse own the Annuity  jointly,  we will pay the
Death Benefit to the Beneficiary.  If the sole primary  Beneficiary is the surviving spouse,  then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For Annuities  owned by an entity,  the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine  the Death  Benefit  Target  Date.  Payment of the Death  Benefit is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection  Optional Death Benefit and Highest Anniversary Value Optional Death Benefit
at any time.  The  Combination  5% Roll-up and HAV Death Benefit may not be terminated  once elected.  The optional  Death  Benefits will  terminate  automatically  on the Annuity  Date. We may also  terminate any optional  Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts  for each of the Highest  Anniversary
Value Death Benefit and the Enhanced  Beneficiary  Protection Death Benefit and 0.50% of per year of the average daily net assets of the  Sub-accounts  for the  Combination  5% Roll-up  and HAV Death  Benefit.  We deduct the  charge  for each of these  benefits  to compensate American Skandia for providing increased insurance protection under the optional Death Benefits.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

Payment of Death Benefit to Beneficiary
Except in the case of a spousal assumption as described below, in the event of your death, the death benefit must be distributed:
|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series of annuity  payments  not  extending  beyond the life  expectancy  of the  Beneficiary  or over the life of the
         Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an  election  prior to death  benefit  proceeds  becoming  due, a  Beneficiary  can elect to receive  the Death
Benefit  proceeds as a series of fixed annuity  payments  (annuity  payment options 1-4) or as a series of variable annuity payments
(annuity payment options 1-3 or 5 and 6).  See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your  spouse as your  Beneficiary.  If you and your  spouse own the Annuity  jointly,  we assume that the sole  primary
Beneficiary will be the surviving spouse unless you elect an alternative  Beneficiary  designation.  Unless you elect an alternative
Beneficiary  designation,  the spouse  Beneficiary may elect to assume  ownership of the Annuity instead of taking the Death Benefit payment.  Any Death Benefit  (including any optional Death  Benefits)  that would have been payable to the  Beneficiary  will become the new  Account  Value as of the date we receive due proof of death and any  required  proof of a spousal  relationship.  As of the date the  assumption is  effective,  the  surviving  spouse will have all the rights and benefits that would be available  under the
Annuity to a new  purchaser of the same  attained  age.  For purposes of  determining  any future  Death  Benefit for the  surviving spouse,  the new Account Value will be considered as the initial Purchase  Payment.  Any additional  Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity.

See the section  entitled  "Managing  Your Annuity - Spousal  Contingent  Annuitant"  for a discussion of the treatment of a spousal
Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

Qualified Beneficiary Continuation Option
The Code  provides for  alternative  death benefit  payment  options when an Annuity is used as an IRA,  403(b) or other  "qualified investment" that requires Minimum  Distributions.  Upon the Owner's death under an IRA, 403(b) or other  "qualified  investment",  a
Beneficiary  may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of receiving the death benefit in a single  payment.  The available  payment  options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

|X|      If death  occurs  before the date Minimum  Distributions  must begin under the Code,  the Death  Benefit can be paid out in either a lump  sum,  within  five  years  from the date of death,  or over the life or life  expectancy  of the  designated
         Beneficiary  (as long as payments begin by December 31st of the year following the year of death).  However,  if the spouse is the  Beneficiary,  the Death  Benefit can be paid out over the life or life  expectancy of the spouse with such payments beginning no earlier than December  31st of the year  following the year of death or December 31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

|X|      If death occurs  after the date  Minimum  Distributions  must begin under the Code,  the Death  Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary has the flexibility to take out more each year than required under the Minimum  Distribution  rules.  Until withdrawn, amounts in an IRA,  403(b) or other  "qualified  investment"  continue to be tax deferred.  Amounts  withdrawn each year,  including amounts  that are  required to be  withdrawn  under the Minimum  Distribution  rules,  are subject to tax. You may wish to consult a professional  tax advisor for tax advice as to your  particular  situation.  See the section  entitled "How are  Distributions  From
Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2."

Upon election of this Qualified Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
|X|      the  Beneficiary  will be charged at an amount  equal to 1.40% daily  against the average  daily  assets  allocated  to the
              Sub-accounts.
|X|      the Account Value will be equal to any Death Benefit  (including  any optional  Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
|X|      the Beneficiary may request  transfers among  Sub-accounts,  subject to the same limitations and restrictions  that applied to the Owner, except that the Sub-accounts offered will be those offered under the Qualified Beneficiary  Continuation option at the time the option is elected.
|X|      the Fixed Allocations will be those offered under the Qualified  Beneficiary  Continuation option at the time the option is elected.
|X|      no additional Purchase Payments can be applied to the Annuity.
|X|      other optional Benefits will be those offered under the Qualified Beneficiary Continuation option at the time of election.
|X|      the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
|X|      the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time.
|X|      upon the death of the  Beneficiary,  any remaining  Account Value will be paid in a lump sum to the person(s)  named by the
              Beneficiary.
|X|      all amounts in the Annuity  must be paid out to the  Beneficiary  according  to the Minimum  Distribution  rules  described above.

Your  Beneficiary  will be provided  with a prospectus  and  settlement  option that will describe this option at the time he or she elects this option.  Please contact American Skandia for additional  information on the  availability,  restrictions and limitations that will apply to a Beneficiary under the Qualified Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes,  there are exceptions  that apply no matter how your Death Benefit is calculated.  There are exceptions to the Death Benefit if the  decedent  was not the Owner or  Annuitant  as of the Issue  Date and did not  become  the Owner or  Annuitant  due to the prior
Owner's or  Annuitant's  death.  Any Death  Benefit  (including  any optional  Death  Benefit)  that applies will be suspended for a two-year  period from the date he or she first became Owner or Annuitant.  After the two-year  suspension  period is completed,  the
Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We  determine  the amount of the Death  Benefit as of the date we receive  "due  proof of  death",  any  instructions  we require to determine  the method of payment and any other  written  representations  we require to  determine  the proper  payment of the Death
Benefit to all  Beneficiaries.  "Due proof of death" may  include a certified  copy of a death  certificate,  a certified  copy of a decree of a court of competent  jurisdiction as to the finding of death or other  satisfactory  proof of death.  Upon our receipt of
"due proof of death" we  automatically  transfer the Death Benefit to the AST Money Market  Sub-account  until we further  determine the universe of eligible  Beneficiaries.  Once the universe of eligible  Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

Each  Beneficiary  must make an  election  as to the method  they wish to receive  their  portion  of the Death  Benefit.  Absent an election  of a  Death  Benefit  payment  method,  no  Death  Benefit  can  be  paid  to the  Beneficiary.  We  may  require  written acknowledgment  of all named  Beneficiaries  before we can pay the Death Benefit.  During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation  period,  the Annuity has an Account Value. The Account Value is determined  separately for each Sub-account allocation and for each Fixed  Allocation.  The Account Value is the sum of the values of each Sub-account  allocation and the value of each Fixed  Allocation.  When  determining  the  Account  Value on any day other than a Fixed  Allocation's  Maturity  Date,  the
Account Value may include any Market Value  Adjustment that would apply to a Fixed  Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value  available to you on any day during the  accumulation  period.  The Surrender Value is equal to your  Account  Value  minus the Annual  Maintenance  Fee,  the charge for any  optional  benefits  and any Market  Value
Adjustment  that may apply to any Fixed  Allocation.
apply.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you  allocate  Account  Value  to a  Sub-account,  you are  purchasing  units  of the  Sub-account.  Each  Sub-account  invests exclusively  in  shares  of an  underlying  Portfolio.  The  value of the  Units  fluctuates  with the  market  fluctuations  of the
Portfolios.  The value of the Units  also  reflects  the daily  accrual  for the  Insurance  Charge and if you  elected  one or more optional  benefits  whose annual  charge is deducted  daily,  the  additional  charge made for such  benefits.  There may be several different  Unit Prices for each  Sub-account  to reflect the Insurance  Charge and the charges for any optional  benefits.  The Unit
Price for the Units you purchase will be based on the total  charges for the benefits  that apply to your  Annuity.  See the section entitled  "What Happens to My Units When There is a Change in Daily  Asset-Based  Charges?"  for a detailed  discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each  Valuation  Day, we determine  the price for a Unit of each  Sub-account,  called the "Unit  Price." The Unit Price is used for determining  the value of  transactions  involving  Units of the  Sub-accounts.  We  determine  the number of Units  involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a Sub-account.  On the Valuation Day you make the allocation,  the Unit Price is $14.83.  Your $5,000 buys  337.154  Units of the  Sub-account.  Assume  that  later,  you wish to  transfer  $3,000  of your  Account  Value  out of that
Sub-account  and  into  another  Sub-account.  On the  Valuation  Day you  request  the  transfer,  the Unit  Price of the  original
Sub-account  has  increased to $16.79.  To transfer  $3,000,  we sell 178.677  Units at the current Unit Price,  leaving you 158.477
Units.  We then buy $3,000 of Units of the new  Sub-account  at the Unit Price of $17.83.  You would then have 168.255  Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed  Allocation plus all interest  credited to a Fixed  Allocation as of the date  calculated.
The Interim  Value does not include the impact of any Market  Value  Adjustment.  If you made any  transfers or  withdrawals  from a
Fixed  Allocation,  the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were  withdrawn.  To  determine  the Account  Value of a Fixed  Allocation  on any day more than 30 days prior to its  Maturity
Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American Skandia is generally open to process  financial  transactions on those days that the New York Stock Exchange (NYSE) is open for  trading.  There  may be  circumstances  where  the NYSE  does not open on a  regularly  scheduled  date or time or closes at an earlier time than scheduled  (normally  4:00 p.m. EST).  Financial  transactions  requested  before the close of the NYSE which meet our requirements will be processed according to the value next determined  following the close of business.  Financial  transactions requested  on a  non-business  day or after the close of the NYSE will be  processed  based on the value next  computed  on the next business  day.  There may be  circumstances  when the  opening or closing  time of the NYSE is  different  than  other  major  stock exchanges,  such as NASDAQ or the  American  Stock  Exchange.  Under such  circumstances,  the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances  where the NYSE is open,  however,  due to inclement  weather,  natural  disaster or other  circumstances beyond  our  control,  our  offices  may  be  closed  or  our  business  processing  capabilities  may be  restricted.  Under  those circumstances,  your Account Value may fluctuate  based on changes in the Unit Values,  but you may not be able to transfer  Account
Value, or make a purchase or redemption request.

The NYSE is closed on the following  nationally  recognized  holidays:  New Year's Day,  Martin Luther King,  Jr. Day,  Washington's
Birthday,  Good Friday,  Memorial Day,  Independence  Day,  Labor Day,  Thanksgiving,  and  Christmas.  On those dates,  we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an emergency exists making redemption or valuation of securities held in the separate account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial Purchase  Payments:  We are required to allocate your initial  Purchase Payment to the Sub-accounts  within two (2) business days after we receive all of our  requirements  at our office to issue the Annuity.  If we do not have all the required  information to allow us to issue your Annuity,  we may retain the Purchase  Payment while we try to reach you or your  representative  to obtain all of our  requirements.  If we are  unable to obtain  all of our  required  information  within  five (5)  business  days,  we are required to return the Purchase Payment to you at that time,  unless you specifically  consent to our retaining the Purchase Payment while we gather the required  information.  Once we obtain the required  information,  we will invest the Purchase Payment and issue the Annuity within two (2) business  days.  During any period that we are trying to obtain the required  information,  your money is not invested.

Additional  Purchase  Payments:  We will apply any  additional  Purchase  Payments on the Valuation Day that we receive the Purchase
Payment at our office with  satisfactory  allocation  instructions.  We will  allocate  any  additional  Purchase  Payments you make according to your most recent allocation instructions if none are provided.

Scheduled  Transactions:  "Scheduled"  transactions  include  transfers  under  a  Dollar  Cost  Averaging,  rebalancing,  or  asset allocation program,  Systematic  Withdrawals,  Minimum Distributions or annuity payments.  Scheduled  transactions are processed and valued as of the date they are scheduled,  unless the scheduled day is not a Valuation Day. In that case,  the  transaction  will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled  Transactions:   "Unscheduled"  transactions  include  any  other  non-scheduled  transfers  and  requests  for  Partial
Withdrawals  or  Surrenders.  Unscheduled  transactions  are  processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Death  Benefits:  Death Benefit claims require our review and evaluation  before  processing.  We price such  transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

Transactions in ProFunds VP Sub-accounts:  Generally,  purchase or redemption  orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current  Valuation  Day.  However,  any purchase or  redemption  order or transfer  request  involving  the  ProFunds VP  Sub-accounts  must be  received by us no later than one hour prior to any  announced closing of the applicable  securities  exchange  (generally,  3:00 p.m. Eastern time) to be processed on the current  Valuation Day.
The "cut-off"  time for such  financial  transactions  involving a ProFunds VP  Sub-account  will be extended to1/2hour prior to any announced  closing  (generally,  3:30 p.m.  Eastern time) for  transactions  submitted  electronically  through  American  Skandia's
Internet  website  (www.americanskandia.prudential.com).  You cannot  request a transaction  involving  the purchase,  redemption or transfer  of Units in one of the  ProFunds  VP  Sub-accounts  between  the  applicable  "cut-off"  time and 4:00  p.m.  Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination  of Optional  Benefits:  Except for the Guaranteed  Minimum  Income  Benefit and the  Combination 5% Roll-up and Highest
Anniversary Value Death Benefit which cannot be terminated by the owner once elected,  if any optional benefit  terminates,  we will no longer  deduct the charge we apply to purchase  the  optional  benefit.  On the date the charge no longer  applies,  your Annuity will become subject to a different daily  asset-based  charge.  We will process a transaction  where your Account Value allocated to the Sub-accounts  will be used to purchase new Units of the Sub-accounts  that reflect the Insurance Charge and any optional benefit or program  still  elected,  but not the charge  for the  optional  benefit  or  program  that you  terminated.  The number of Units attributed  to your Annuity  will be decreased  and the Unit Price of each unit of the  Sub-accounts  in which you invested  will be increased.  The  adjustment in the number of Units and Unit Price will not affect your Account Value.  Beginning on that date,  your
Account  Value  will be  determined  based on the  change in the value of Units  that  reflect  the  Insurance  Charge and any other optional benefits that you have elected.

TAX CONSIDERATIONS

The tax  considerations  associated  with the Annuity vary  depending on whether the contract is (i) owned by an individual  and not associated  with a tax-favored  retirement  plan  (including  contracts held by a non-natural  person,  such as a trust acting as an agent for a natural  person),  or (ii) held under a  tax-favored  retirement  plan.  We  discuss  the tax  considerations  for these categories of contracts  below.  The  discussion is general in nature and describes  only federal income tax law (not state or other tax laws).  It is based on current law and  interpretations,  which may change.  The  discussion  includes a description  of certain spousal  rights  under the  contract and under  tax-qualified  plans.  Our  administration  of such  spousal  rights and related tax reporting  accords with our  understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite  sex).  The  information  provided is not intended as tax advice.  You should consult with a qualified tax advisor for complete  information  and advice.  References to purchase  payments  below relates to your cost basis in your contract.  Generally,  your cost basis in a contract not  associated  with a tax-favored  retirement  plan is the amount you pay into your contract,  or into annuities  exchanged for your contract,  on an after-tax  basis less any  withdrawals of such payments.

This contract may also be purchased as a non-qualified  annuity (i.e., a contract not held under a tax-favored  retirement  plan) by a trust or  custodial  IRA or 403(b)  account,  which can hold  other  permissible  assets  other  than the  annuity.  The terms and administration  of the trust or custodial  account in accordance with the laws and  regulations for IRAs or 403(b)s,  as applicable, are the  responsibility  of the applicable  trustee or  custodian.

CONTRACTS  OWNED BY INDIVIDUALS  (NOT ASSOCIATED WITH  TAX-FAVOREDRETIREMENT  PLANS)
 Taxes Payable by You
We believe the contract is an annuity  contract for tax purposes.  Accordingly,  as a general rule,  you should  not pay any tax until you  receive  money  under the  contract.

Generally,  annuity  contracts  issued by the same company (and  affiliates)  to you during the same calendar year must be treated as one annuity  contract for purposes of determining the amount subject to tax under the rules described  below.

It is possible that the Internal  Revenue Service (IRS) would assert that some or all of the charges for the  optional  benefits under the  contract  should be treated for federal  income tax purposes as a partial  withdrawal  from the contract.
If this were the case, the charge for this benefit could be deemed a withdrawal and treated as  taxable  to the extent there are  earnings  in the  contract.  Additionally,  for  owners  under age 591/2, the  taxable  income attributable  to the charge for the benefit  could be subject to a tax  penalty.

If  the IRS  determines  that the charges for one or more benefits under the contract are taxable  withdrawals,  then the sole or surviving owner will be provided with a notice from us describing  available  alternatives  regarding these  benefits.
Taxes  on Withdrawals and Surrender

If you make a withdrawal from your contract or surrender it before annuity  payments  begin,  the amount you receive will be taxed as ordinary  income,  rather than as return of purchase  payments,  until all gain has been withdrawn.  You will generally be taxed on any withdrawals  from the contract while you are alive  even if the  withdrawal  is paid to  someone  else.

If  you  assign or pledge  all or part of your  contract  as collateral for a loan, the part assigned generally will be treated as a withdrawal.

If you transfer your contract for less than full  consideration,  such as by gift, you will trigger tax on any gain in the contract.
This rule does not apply if you  transfer  the  contract to your spouse or under most  circumstances  if you  transfer  the contract incident to divorce.

Taxes on Annuity  Payments

A portion of each annuity payment you receive will be treated as a partial return of your purchase  payments and will not be taxed.
The remaining  portion will be taxed as ordinary income.  Generally,  the nontaxable portion is  determined  by  multiplying  the annuity  payment you receive by a fraction,  the  numerator  of which is your  purchase payments (less any amounts  previously received  tax-free) and the  denominator  of which is the total expected  payments under the contract.

After  the full amount of your purchase  payments have been  recovered  tax-free,  the full amount of the annuity  payments will be taxable.  If annuity payments stop due to the death of the annuitant  before the full amount of your purchase  payments have been  recovered,  a tax deduction may be allowed for the  unrecovered  amount.

Tax  Penalty on  Withdrawals  and Annuity  Payments

Any taxable  amount you receive  under your  contract may be subject to a 10% tax  penalty.  Amounts are not subject to this tax penalty if:
o     the amount is paid on or after you reach age 591/2or die
o     the  amount   received  is   attributable  to  your  becoming disabled;
o     generally the amount paid or received is in the form of  substantially  equal  payments not less  frequently  than annually  (Please  note  that  substantially  equal  payments  must  continue  until  the  later  of  reaching  age 591/2or 5 years.
Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or
o        the amount  received is paid under an  immediate  annuity  contract  (in which  annuity  payments  begin within one year of
purchase).Special  Rules in Relation to Tax-Free  Exchanges Under Section  1035

Section 1035 of the Internal Revenue Code of 1986, as amended  (Code)  permits  certain  tax-free  exchanges of a life  insurance, annuity or endowment  contract for an annuity.  If the annuity is purchased  through a tax-free  exchange of a life  insurance, annuity or endowment  contract that was purchased prior to August 14, 1982,  then any purchase  payments made to the original contract prior to August 14, 1982 will be treated as made to the new  contract  prior to that date.  [(See  Federal  Tax  Status section  in the  Statement  of  Additional  Information.)]

Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire  contracts,  therefore  avoiding  current taxation of any gains in the  contract as well as the 10% tax penalty on pre-age  591/2  withdrawals.  The IRS has  reserved  the right to treat transactions  it  considers  abusive  as  ineligible  for this  favorable  partial  1035  exchange  treatment.  We do not know  what transactions may be considered  abusive.  For example we do not know how the IRS may view early withdrawals or annuitizations  after a partial  exchange.  In addition,  it is unclear how the IRS will treat a partial  exchange from a life  insurance,  endowment,  or annuity  contract  into an immediate  annuity.  As of the date of this  prospectus,  we will accept a partial 1035  exchange  from a non-qualified  annuity into an immediate annuity as a "tax-free"  exchange for future tax reporting  purposes,  except to the extent that we, as a reporting and withholding  agent,  believe that we would be expected to deem the  transaction to be abusive.  However, some  insurance  companies  may not  recognize  these  partial  surrenders  as  tax-free  exchanges  and may report  them as taxable distributions  to the extent of any gain  distributed as well as subjecting the taxable  portion of the  distribution to the 10% tax penalty.  We  strongly  urge you to  discuss  any  transaction  of this  type  with  your tax  advisor  before  proceeding  with the transaction.

Taxes  Payable by  Beneficiaries

The  death  benefit  options are subject to income tax to the extent the  distribution exceeds the cost basis in the contract.  The value of the death  benefit,  as determined  under federal law, is also included in the owner's estate.

Generally,  the same tax rules described above would also apply to amounts received by your  beneficiary.  Choosing any option other than a lump sum death  benefit may defer  taxes.  Certain  minimum  distribution  requirements  apply upon your death,  as discussed further below.
Tax consequences to the beneficiary vary among the death benefit payment options.
o      Choice  1:  the   beneficiary  is  taxed  on earnings in the contract.
o      Choice 2: the  beneficiary  is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).
o      Choice 3: the  beneficiary  is taxed on each payment  (part will be treated as earnings and part as return of premiums).

Considerations  for Contingent  Annuitants:  There may be adverse tax consequences if a Contingent  Annuitant  succeeds an Annuitant when the Annuity is owned by a trust that is neither tax exempt nor  qualifies  for preferred  treatment  under certain  sections of the Code.  In general,  the Code is designed  to prevent  indefinite  deferral  of tax.  Continuing  the benefit of tax  deferral by naming one or more Contingent  Annuitants  when the Annuity is owned by a  non-qualified  trust might be deemed an attempt to extend the tax deferral for an indefinite  period.  Therefore,  adverse tax treatment may depend on the terms of the trust, who is named as
Contingent  Annuitant,  as well as the  particular  facts and  circumstances.  You should  consult your tax advisor  before naming a
Contingent Annuitant if you expect to use an Annuity in such a fashion.

Reporting and Withholding on  Distributions

Taxable  amounts distributed from your annuity contracts are subject to federal and state income  tax  reporting  and  withholding.
In  general,  we will  withhold  federal  income  tax from the  taxable  portion  of such distribution  based on the type of distribution.
In the case of an annuity or similar periodic payment,  we will withhold as if you are a  married  individual  with 3  exemptions unless  you  designate  a  different  withholding  status.  In the case of all other distributions,  we will withhold at a 10% rate.
You may generally  elect not to have tax withheld from your  payments.  An election out of withholding must be made on forms that we
provide.State  income tax withholding  rules vary and we will withhold based on the rules of your State of residence.  Special tax rules apply to withholding for nonresident  aliens,  and we generally withhold income tax for nonresident  aliens at a 30% rate. A different  withholding rate may be applicable to a nonresident alien based on the terms of an existing  income tax treaty  between the United States and the  nonresident  alien's  country.  Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).

Regardless  of the amount  withheld  by us, you are liable for payment of federal  and state  income tax on the  taxable  portion of annuity  distributions.  You should consult with your tax advisor  regarding the payment of the correct amount of these income taxes and  potential  liability  if you fail to pay such  taxes.

Annuity  Qualification

Diversification  And Investor  Control.  In order to qualify for the tax rules applicable to annuity contracts  described above, the assets underlying the variable  investment  options of the annuity  contract must be  diversified,  according to certain rules.
We believe these  diversification  rules will be met.

An additional  requirement for qualification for the tax treatment  described above is that we, and not you as the contract owner, must have sufficient  control over the underlying assets to be treated as the owner of the underlying  assets for tax purposes.  While we also believe these investor  control rules will be met, the Treasury  Department may  promulgate  guidelines  under which a variable annuity  will not be treated as an annuity for tax  purposes  if persons  with  ownership  rights have  excessive  control  over the investments  underlying  such  variable  annuity.  It is  unclear  whether  such  guidelines,  if in fact  promulgated,  would  have retroactive  effect. It is also unclear what effect,  if any, such guidelines may have on transfers  between the investment  options offered pursuant to this Prospectus.  We will take any action,  including  modifications to your Annuity or the investment  options, required to comply  with such  guidelines  if  promulgated.

Please  refer to the  Statement  of  Additional  information  for furtherinformation on these  Diversification and Investor Control  issues.

Required  Distributions Upon Your Death. Upon your death, certain distributions  must be made  under the  contract.  The  required distributions  depend on whether  you die before you start  taking annuity  payments  under the contract or after you start  taking annuity  payments  under the  contract.If  you die on or after the annuity date,  the remaining  portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution  being used as of the date of death.

If you die before the annuity  date,  the entire  interest in the contract  must be distributed  within 5 years  after  the date of  death.
However,  if a  periodic  payment  option is  selected  by your  designated beneficiary  and if such  payments  begin  within 1 year of your  death,  the  value of the  contract  may be  distributed  over the beneficiary's  life or a period not exceeding the beneficiary's life expectancy.  Your designated  beneficiary is the person to whom benefit  rights  under the  contract  pass by reason of death,  and must be a natural  person in order to elect a  periodic  payment option  based on life  expectancy  or a period exceeding  five  years.If  the  contract  is payable to (or for the benefit of) your surviving  spouse,  that  portion of the contract  may be  continued  with your spouse as the owner.
Changes In The  Contract.

We reserve the right to make any changes we deem  necessary  to assure  that the  contract  qualifies  as an annuity  contract  for tax purposes.  Any such  changes  will apply to all  contract  owners  and you will be given  notice to the  extent  feasible  under the circumstances.

Additional Information
You should refer to the Statement of Additional Information if:
 o   The  contract  is  held  by a  corporation  or  other  entity instead of by an individual or as agent for an individual.
 o   Your  contract  was  issued  in  exchange  for a  contract  containing purchase payments made before August 14, 1982.
 o   You transfer  your contract to, or  designate,  a beneficiary  who is either 37 1/2 years younger than you or a grandchild.
 o   You purchased  more than one annuity  contract from the same insurer within the same calendar year (other than contracts held by tax favored plans).

    CONTRACTS HELD BY TAX FAVORED PLANSThe  following  discussion covers annuity contracts held under tax-favored  retirement plans.
Currently,  the contract may be purchased for use in connection with individual  retirement  accounts and annuities (IRAs) which are subject to Sections  408(a),  408(b) and 408A of the Code. In addition,  this contract may be purchased for use in connection with a corporate  Pension and  Profit-sharing  plan (subject to 401(a) of the Code),  H.R. 10 plans (also known as Keogh Plans,  subject to
401(a) of the Code),  Tax Sheltered  Annuities  (subject to 403(b) of the Code, also known as Tax Deferred  Annuities or TDAs),  and
Section 457 plans (subject to 457 of the Code. This  description  assumes that you have satisfied the  requirements  for eligibility for these products.

    This contract may also be purchased as a non-qualified  annuity (i.e., a contract not held under a tax-favored  retirement plan)
by a trust or custodial  IRA or 403(b)  account,  which can hold other  permissible  assets  other than the  annuity.  The terms and administration  of the trust or custodial  account in accordance with the laws and  regulations for IRAs or 403(b)s,  as applicable, are the responsibility of the applicable trustee or custodian.

    You should be aware that tax favored plans such as IRAs generally provide income tax deferral  regardless of whether they invest in annuity  contracts.  This means that when a tax favored plan invests in an annuity contract,  it generally does not result in any additional taxbenefits (such as income tax deferral and income tax free transfers).

Types of Tax Favored Plans

    IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the  prospectus and contract.  The "IRA  Disclosure
Statement" contains information about eligibility,  contribution limits, tax particulars,  and other IRA information. In addition to this  information  (some of which is  summarized  below),  the IRS  requires  that you have a "free  look"  after  making an initial contribution  to the contract.  During this time, you can cancel the contract by notifying us in writing,  and we will refund all of the purchase  payments  under the contract  (or, if provided by applicable  state law, the amount  credited  under the contract,  if greater), less any applicable federal and state income tax withholding.

    Contributions  Limits/Rollovers.  Because of the way the  contract  is  designed,  you may  purchase  a  contract  for an IRA in connection  with a  "rollover"  of amounts  from a qualified  retirement  plan or transfer  from  another  IRA. In 2004 the limit is
$3,000;  increasing  in 2005 to 2007,  to $4,000;  and for 2008,  $5,000.  After 2008 the  contribution  amount  will be indexed for inflation.  The tax law also provides for a catch-up  provision for  individuals  who are age 50 and above.  These taxpayers will be permitted to contribute an additional $500 in years 2004 to 2005 and an additional $1,000 in 2006 and years thereafter.

    The "rollover" rules under the Code are fairly technical;  however, an individual (or his or her surviving spouse) may generally
"roll over"  certain  distributions  from tax favored  retirement  plans  (either  directly or within 60 days from the date of these distributions)  if he or she  meets  the  requirements  for  distribution.  Once  you buy the  contract,  you can make  regular  IRA contributions under the contract (to the extent permitted by law).  However, if you make such regular IRA contributions,  you should note that you will not be able to treat the  contract as a "conduit  IRA," which means that you will not retain  possible  favorable tax treatment if you  subsequently  "roll over" the contract funds originally  derived from a qualified  retirement plan or TDA into another Section 401(a) plan or TDA.

    Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o   You, as owner of the contract,  must be the  "annuitant"  under the contract  (except in certain cases involving the division of property under a decree of divorce);

o    Your rights as owner are non-forfeitable;

o   You cannot sell, assign or pledge the contract;

o   The annual  contribution you pay cannot be greater than the maximum amount allowed by law, including  catch-up  contributions if applicable (which does not include any rollover amounts);

o   The date on which  annuity  payments  must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and

o   Death and annuity payments must meet "minimum distribution requirements" described below.

    Usually,  the full amount of any distribution  from an IRA (including a distribution from this contract) which is not a rollover is taxable.  As taxable income,  these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

o    A 10% "early distribution penalty" described below;

o   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

o   Failure to take a minimum distribution also described below.

    SEPs.  SEPs are a  variation  on a standard  IRA,  and  contracts  issued to a SEP must  satisfy the same  general  requirements described under IRAs (above).  There are, however, some differences:

o   If you  participate in a SEP, you generally do not include in income any employer  contributions  made to the SEP on your behalf up to the lesser of (a) $41,000 in 2004 or (b) 25% of the  employee's  earned  income  (not  including  contribution  as "earned income" for these purposes).  However, for these purposes,  compensation in excess of certain limits established by the IRS will
    not be considered.   In 2004, this limit is $205,000;

o   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

o   SEPs for small  employers  permit salary  deferrals up to $13,000 in 2004 with the employer  making these  contributions  to the
    SEP.  However,  no new "salary  reduction" or "SAR-SEPs" can be established  after 1996.  Individuals  participating in a SARSEP who are age 50 or above by the end of the year will be permitted to  contribute  an  additional  $3,000 in 2004,  increasing  in
    $1,000 increments per year until reaching $5,000 in 2006.  Thereafter, the amount is indexed for inflation.

You will also be  provided  the same  information,  and have the same "free look"  period,  as you would have if you  purchased  the contract for a standard IRA.

    ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free,  and contributions are subject to specific limits.
Roth IRAs have, however, the following differences:

o   Contributions to a Roth IRA cannot be deducted from your gross income;

o "Qualified  distributions"  from a Roth IRA are excludable from gross income. A "qualified  distribution"  is a distribution  that satisfies  two  requirements:  (1) the  distribution  must be made (a) after the  owner of the IRA  attains  age 591/2; (b) after the owner's death; (c) due to the owner's  disability;  or (d) for a qualified first time homebuyer  distribution  within the meaning of
Section  72(t)(2)(F) of the Code; and (2) the distribution  must be made in the year that is at least five tax years after the first year for which a  contribution  was made to any Roth IRA  established  for the owner or five years  after a rollover,  transfer,  or conversion was made from a traditional IRA to a Roth IRA.  Distributions  from a Roth IRA that are not qualified  distributions will be treated as made first from  contributions and then from earnings,  and taxed generally in the same manner as distributions from a traditional IRA.

o   If eligible  (including  meeting income limitations and earnings  requirements),  you may make contributions to a Roth IRA after attaining age 701/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

    Because of the way the contract is  designed,  you may purchase a contract  for a Roth IRA in  connection  with a "rollover"  of amounts of another  traditional  IRA,  conduit IRA, SEP,  SIMPLE-IRA or Roth IRA. The Code permits  persons who meet certain  income limitations (generally,  adjusted gross income under $100,000),  and who receive certain qualifying distributions from such non-Roth
IRAs, to directly  rollover or make,  within 60 days, a "rollover" of all or any part of the amount of such  distribution  to a Roth
IRA which they establish.  This  conversion  triggers  current  taxation (but is not subject to a 10% early  distribution  penalty).
Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

      TDAs.  You may own a TDA  generally if you are either an employer or employee of a tax-exempt  organization  (as defined under
Code Section 501 (c)(3)) or a public  educational  organization,  and you may make  contributions to a TDA so long as the employee's rights to the annuity are  nonforfeitable.  Contributions to a TDA, and any earnings,  are not taxable until  distribution.  You may also make  contributions  to a TDA under a salary  reduction  agreement,  generally up to a maximum of $13,000 in 2004.  Individuals participating  in a TDA who are age 50 or above by the end of the year will be  permitted  to  contribute  an  additional  $3,000 in
2004,  increasing in $1,000  increments per year until  reaching  $5,000 in 2006.  Thereafter,  the amount is indexed for inflation.
Further,  you may roll over TDA  amounts to another  TDA or an IRA.  You may also roll over TDA  amounts to a  qualified  retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if  distributions  (other than  "grandfathered"  amounts held as of December 31, 1988) may be made only on account of:

o   Your attainment of age 591/2;
o   Your severance of employment;
o   Your death;
o   Your total and permanent disability; or
o   Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

      In any event, you must begin receiving  distributions  from your TDA by April 1st of the calendar year after the calendar year you turn age 701/2or retire, whichever is later.

    These  distribution  limits do not apply either to transfers or exchanges of investments  under the contract,  or to any "direct transfer"  of your  interest in the contract to another TDA or to a mutual fund  "custodial  account"  described  under Code Section
403(b)(7).

    Employer contributions to TDAs are subject to the same general contribution,  nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

Minimum Distribution Requirements and Payment Option

If you hold the contract under an IRA (or other tax-favored  plan), IRS minimum  distribution  requirements must be satisfied.  This means  that  generally  payments  must start by April 1 of the year after the year you reach age 701/2and must be made for each year thereafter.  The amount of the payment must at least equal the minimum  required under the IRS rules.  Several choices are available for calculating the minimum amount.  More information on the mechanics of this  calculation is available on request.  Please contact us at a reasonable time before the IRS deadline so that a timely  distribution is made.  Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

    You can use the Minimum  Distribution  option to satisfy the IRS minimum  distribution  requirements  for this contract  without either beginning annuity payments or surrendering the contract.  We will distribute to you this minimum  distribution  amount,  less any other partial withdrawals that you made during the year.

Although the IRS rules determine the required amount to be distributed  from your IRA each year,  certain payment  alternatives  are still  available  to you. If you own more than one IRA, you can choose to satisfy your  minimum  distribution  requirement  for each of your IRAs by withdrawing that amount from any of your IRAs.

Penalty for Early Withdrawals

You may owe a 10% tax  penalty  on the  taxable  part of  distributions  received  from an IRA,  SEP,  Roth  IRA,  TDA or  qualified retirement plan before you attain age 591/2. Amounts are not subject to this tax penalty if:

o   the amount is paid on or after you reach age 591/2or die;

o   the amount received is attributable to your becoming disabled; or

o   generally the amount paid or received is in the form of  substantially  equal payments not less frequently than annually (Please note that substantially  equal payments must continue until the later of reaching age 591/2or 5 years.  Modification of payments during that time period will result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding

Unless a  distribution  is an eligible  rollover  distribution  that is  "directly"  rolled over into another  qualified  plan,  IRA
(including the IRA variations  described  above),  SEP, 457 government plan or TDA, we will withhold  federal income tax at the rate of 20%. This 20%  withholding  does not apply to  distributions  from IRAs and Roth IRAs.  For all other  distributions,  unless you elect  otherwise,  we will withhold federal income tax from the taxable portion of such  distribution at an appropriate  percentage.
The rate of  withholding  on  annuity  payments  where no  mandatory  withholding  is  required  is  determined  on the basis of the withholding  certificate that you file with us. If you do not file a certificate,  we will  automatically  withhold federal taxes on the following basis:

o   For any  annuity  payments  not subject to  mandatory  withholding,  you will have taxes  withheld by us as if you are a married individual, with 3 exemptions; and

o   For all other distributions, we will withhold at a 10% rate.

    We will provide you with forms and  instructions  concerning  the right to elect that no amount be withheld from payments in the ordinary  course.  However,  you should know that, in any event,  you are liable for payment of federal  income taxes on the taxable portion  of the  distributions,  and you  should  consult  with your tax  advisor  to find out more  information  on your  potential liability if you fail to pay such taxes.  There may be additional state income tax withholding requirements.

ERISA Disclosure/Requirements

ERISA (the  "Employee  Retirement  Income  Security Act of 1974") and the Code prevents a fiduciary and other  "parties in interest"
with respect to a plan (and, for these  purposes,  an IRA would also  constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract.  Administrative  exemptions under ERISA generally permit the sale of insurance/annuity  products to plans,  provided that certain  information is disclosed to the person  purchasing the contract.  This information  has to do  primarily  with the fees,  charges,  discounts  and other  costs  related  to the  contract,  as well as any commissions paid to any agent selling the contract.

    Information about any applicable fees, charges,  discounts,  penalties or adjustments may be found in the applicable sections of this Prospectus.

    Information about sales representatives and commissions may be found in the sections of this Prospectus addressing  distribution of the Annuity.

    Please consult your tax advisor if you have any additional questions.

Spousal Consent Rules for Retirement Plans-- Qualified Contracts

If you are married at the time your payments  commence,  you may be required by federal law to choose an income option that provides survivor  annuity  income to your spouse,  unless your spouse waives that right.  Similarly,  if you are married at the time of your death,  federal law may require all or a portion of the death  benefit to be paid to your  spouse,  even if you  designated  someone else as your  beneficiary.  A brief  explanation of the applicable rules follows.  For more  information,  consult the terms of your retirement arrangement.

    Defined Benefit Plans,  Money Purchase Pension Plans, and ERISA 403(b)  Annuities.  If you are married at the time your payments commence,  federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA),  unless you and your spouse waive that right,  in writing.  Generally,  this means that you will receive a reduced  payment during your life and,  upon your death,  your spouse will receive at least  one-half of what you were  receiving  for life.  You may elect to receive another  income  option if your spouse  consents  to the  election  and waives his or her right to receive the QJSA.  If your spouse consents to the  alternative  form of payment,  your spouse may not receive any benefits from the plan upon your death.  Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin  receiving  your benefit.
This  benefit  must be available  in the form of an annuity for your  spouse's  lifetime  and is called a "qualified  pre-retirement survivor  annuity" (QPSA).  If the plan pays death benefits to other  beneficiaries,  you may elect to have a beneficiary other than your spouse receive the death benefit,  but only if your spouse  consents to the election and waives his or her right to receive the
QPSA.  If your spouse  consents to the  alternate  beneficiary,  your spouse will receive no benefits from the plan upon your death.
Any QPSA waiver prior to your  attaining  age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

    Defined  Contribution  Plans (including  401(k) Plans).  Spousal consent to a distribution is generally not required.  Upon your death,  your spouse will receive the entire death benefit,  even if you  designated  someone else as your  beneficiary,  unless your spouse consents in writing to waive this right.  Also, if you are married and elect an annuity as a periodic income option,  federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

    IRAs, non-ERISA 403(b) Annuities,  and 457 Plans. Spousal consent to a distribution is not required.  Upon your death, any death benefit will be paid to your designated beneficiary.

Additional Information

For additional information about federal tax law requirements applicable to tax favored plans, see the IRA Disclosure Statement.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements  and reports  required by applicable  law or  regulation  to you at your last known  address of record.  You should  therefore give us prompt notice of any address change.  We reserve the right, to the extent  permitted by law and subject to your prior  consent,  to provide  any  prospectus,  prospectus  supplements,  confirmations,  statements  and  reports  required  by applicable  law or  regulation  to you  through  our  Internet  Website  at  http://www.americanskandia.prudential.com  or any other electronic  means,  including  diskettes  or CD ROMs.  We send a  confirmation  statement  to you each  time a  transaction  is made affecting Account Value, such as making additional Purchase Payments,  transfers,  exchanges or withdrawals.  We also send quarterly statements  detailing  the  activity  affecting  your  Annuity  during the  calendar  quarter.  We may confirm  regularly  scheduled transactions,  such  as the  Annual  Maintenance  Fee,  systematic  withdrawals  (including  72(t)  payments  and  required  minimum distributions),  bank drafting,  dollar cost averaging,  and static rebalancing,  in quarterly statements instead of confirming them immediately.  You should review the  information in these  statements  carefully.  You may request  additional  reports.  We reserve the  right to charge up to $50 for each  such  additional  report.  We may also  send an  annual  report  and a  semi-annual  report containing  applicable  financial  statements  for  the  Separate  Account  and the  Portfolios,  as of  December  31 and  June  30,
respectively,  to Owners or, with your prior consent, make such documents available  electronically  through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American Skandia Life Assurance  Corporation  ("American  Skandia") is a stock life insurance  company domiciled in Connecticut with licenses in all 50 states,  the District of Columbia and Puerto Rico.  American  Skandia is a  wholly-owned  subsidiary  of American
Skandia,  Inc.  ("ASI"),   whose  ultimate  parent  is  Prudential  Financial,   Inc.  American  Skandia  markets  its  products  to
broker-dealers  and financial  planners  through an internal field marketing  staff. In addition,  American  Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

American  Skandia is in the  business  of issuing  annuity  and life  insurance  products.  American  Skandia  currently  offers the following  products:  (a) flexible premium deferred  annuities and single premium fixed deferred  annuities that are registered with the SEC;  (b)  certain  other  fixed  deferred  annuities  that are not  registered  with the SEC;  and (c) both fixed and  variable immediate adjustable annuities.

Effective May 1, 2003,  Skandia U.S. Inc., the sole  shareholder of ASI, which is the parent of American  Skandia,  was purchased by
Prudential  Financial,  Inc. Prudential  Financial,  Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional  customers worldwide and include The Prudential  Insurance Company of America,  one of the largest life insurance  companies in the U.S. These  companies offer a variety of products and services,  including life insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and  retirement  related  services and  administration,  asset  management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company  other than  American  Skandia has any legal  responsibility  to pay amounts  that it owes under its annuity and variable life insurance contracts.  However,  Prudential Financial exercises  significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The separate  accounts are where American  Skandia sets aside and invests the assets of some of our annuities.  In the  accumulation period,  assets  supporting  Account Values of the Annuities are held in a separate account  established under the laws of the State of Connecticut.  We are the legal owner of assets in the separate  accounts.  In the payout period,  assets supporting fixed annuity payments  and any  adjustable  annuity  payments we make  available  are held in our general  account.  Assets  supporting  variable annuity  payment  options  may be invested in our  separate  accounts.  Income,  gains and losses  from  assets  allocated  to these separate  accounts are credited to or charged against each such separate account without regard to other income,  gains or losses of
American Skandia or of any other of our separate  accounts.  These assets may only be charged with liabilities  which arise from the
Annuities  issued by American  Skandia.  The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts.  However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in  Sub-accounts  of American  Skandia Life  Assurance  Corporation  Variable  Account B, also referred to as "Separate  Account B".
Separate  Account B was  established by us pursuant to Connecticut  law on November 25, 1987.  Separate  Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Separate  Account B consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or mutual fund portfolio.  The name of each  Sub-account  generally  corresponds  to the name of the  underlying  Portfolio.  Each  Sub-account  in
Separate  Account B may have  several  different  Unit Prices to reflect  the  Insurance  Charge and the  charges  for any  optional benefits that are offered under this Annuity and other  annuities  issued by us through  Separate  Account B. Separate  Account B is registered with the SEC under the Investment  Company Act of 1940 ("Investment  Company Act") as a unit investment trust, which is a type of investment company.  The SEC does not supervise investment policies, management or practices of Separate Account B.

Prior to November 18, 2002,  Separate Account B was organized as a single separate account with six different  Sub-account  classes, each of which was registered as a distinct unit  investment  trust under the  Investment  Company Act.  Effective  November 18, 2002
each Sub-account  class of Separate  Account B was consolidated  into the unit investment trust formerly named American Skandia Life
Assurance  Corporation  Variable  Account B (Class 1 Sub-accounts),  which was subsequently  renamed American Skandia Life Assurance
Corporation  Variable  Account B. Each  Sub-account  of Separate  Account B has  multiple  Unit  Prices to reflect the daily  charge deducted for each combination of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable) and the charge for each optional benefit offered under Annuity  contracts  funded through  Separate  Account B. The  consolidation of Separate Account B had no impact on Annuity Owners.

We reserve the right to make  changes to the  Sub-accounts  available  under the Annuity as we determine  appropriate.  We may offer new  Sub-accounts,  eliminate  Sub-accounts,  or combine  Sub-accounts  at our sole  discretion.  We may also close  Sub-accounts to additional  Purchase  Payments on existing Annuity  contracts or close  Sub-accounts  for Annuities  purchased on or after specified dates.  We may also substitute an underlying  mutual fund or portfolio of an underlying  mutual fund for another  underlying  mutual fund or  portfolio  of an  underlying  mutual fund,  subject to our receipt of any  exemptive  relief that we are required to obtain under the Investment Company Act.  We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

Values and benefits based on  allocations to the  Sub-accounts  will vary with the investment  performance of the underlying  mutual funds or fund  portfolios,  as  applicable.  We do not  guarantee  the  investment  results of any  Sub-account.  Your Account Value allocated  to the  Sub-accounts  may increase or  decrease.  You bear the entire  investment  risk.  There is no assurance  that the
Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D
During the  accumulation  period,  assets  supporting our obligations  based on Fixed  Allocations are held in American Skandia Life
Assurance  Corporation  Separate  Account D, also  referred to as  "Separate  Account D".  Such  obligations  are based on the fixed interest  rates we credit to Fixed  Allocations  and the terms of the Annuities.  These  obligations do not depend on the investment performance of the assets in Separate Account D.  Separate Account D was established by us pursuant to Connecticut law.

There are no units in Separate  Account D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An Annuity  Owner who allocates a portion of their Account  Value to Separate  Account D does not  participate  in the  investment  gain or loss on assets maintained  in  Separate  Account  D. Such gain or loss  accrues  solely to us. We retain  the risk that the value of the  assets in
Separate  Account D may drop below the reserves and other  liabilities we must maintain.  Should the value of the assets in Separate
Account D drop below the reserve and other  liabilities we must maintain in relation to the annuities  supported by such assets,  we will transfer  assets from our general  account to Separate  Account D to make up the  difference.  We have the right to transfer to our  general  account any assets of Separate  Account D in excess of such  reserves  and other  liabilities.  We maintain  assets in
Separate Account D supporting a number of annuities we offer.

We  currently  employ  investment  managers  to manage the  assets  maintained  in  Separate  Account  D. Each  manager we employ is responsible  for  investment  management  of a different  portion of  Separate  Account D. From time to time  additional  investment managers  may be employed or  investment  managers may cease being  employed.  We are under no  obligation  to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain..

We are not obligated to invest  according to specific  guidelines or strategies  except as may be required by Connecticut  and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying  mutual fund is registered as an open-end  management  investment  company under the Investment  Company Act. Shares of the underlying  mutual fund portfolios are sold to separate  accounts of life insurance  companies  offering variable annuity and variable life insurance products.  The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying  mutual funds in which the  Sub-accounts  invest.  However,  under SEC rules, you have voting  rights in relation  to Account  Value  maintained  in the  Sub-accounts.  If an  underlying  mutual fund  portfolio requests a vote of  shareholders,  we will vote our shares based on  instructions  received from Owners with Account Value allocated to that  Sub-account.  Owners have the right to vote an amount equal to the number of shares  attributable  to their  contracts.  If we do not receive voting  instructions  in relation to certain  shares,  we will vote those shares in the same manner and proportion as the shares  for which we have  received  instructions.  We will  furnish  those  Owners who have  Account  Value  allocated  to a
Sub-account  whose  underlying  mutual fund portfolio has requested a "proxy" vote with proxy  materials and the necessary  forms to provide us with their voting  instructions.  Generally,  you will be asked to provide instructions for us to vote on matters such as changes in a  fundamental  investment  strategy,  adoption  of a new  investment  advisory  agreement,  or matters  relating  to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia  Trust (the  "Trust") has obtained an  exemption  from the  Securities  and Exchange  Commission  that permits its co-investment  advisers,  American Skandia Investment Services,  Incorporated  ("ASISI") and Prudential  Investments LLC, subject to approval  by the Board of  Trustees  of the  Trust,  to change  sub-advisors  for a  Portfolio  and to enter  into new  sub-advisory agreements,  without  obtaining  shareholder  approval of the changes.  This  exemption  (which is similar to exemptions  granted to other  investment  companies  that are  organized  in a similar  manner as the  Trust)  is  intended  to  facilitate  the  efficient supervision  and  management of the  sub-advisors  by ASISI,  Prudential  Investments  LLC and the Trustees.  The Trust is required, under the terms of the exemption,  to provide certain  information to shareholders  following these types of changes. We may add new
Sub-accounts  that  invest in a series of  underlying  funds  other than the Trust that is managed by an  affiliate.  Such series of funds may have a similar  order from the SEC.  You also  should  review the  prospectuses  for the other  underlying  funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

Material Conflicts
It is possible that  differences  may occur between  companies  that offer shares of an  underlying  mutual fund  portfolio to their respective  separate  accounts  issuing  variable  annuities  and/or  variable life insurance  products.  Differences may also occur surrounding the offering of an underlying  mutual fund portfolio to variable life insurance  policies and variable annuity contracts that we offer.  Under certain  circumstances,  these  differences could be considered  "material  conflicts," in which case we would take  necessary  action to protect  persons with voting rights under our variable  annuity  contracts  and variable  life  insurance policies  against  persons  with  voting  rights  under other  insurance  companies'  variable  insurance  products.  If a "material conflict" were to arise between owners of variable  annuity  contracts and variable life  insurance  policies  issued by us we would take  necessary  action to treat such  persons  equitably  in  resolving  the  conflict.  "Material  conflicts"  could  arise due to differences  in voting  instructions  between  owners of variable  life  insurance  and  variable  annuity  contracts of the same or different companies.  We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia
American  Skandia or our  affiliates  have  entered  into  agreements  with the  investment  adviser or  distributor  of many of the underlying  Portfolios.  Under the terms of these agreements,  American Skandia provides  administrative and support services to the
Portfolios  for which it receives a fee of up to 0.50%  (currently)  of the average  assets  allocated to the  Portfolios  under the
Annuity from the investment  advisor,  distributor  and/or the fund. Any fees payable will be consistent with the services  rendered or the expected cost savings  resulting from the  arrangement.  These  agreements may be different for each  underlying  mutual fund whose portfolios are offered as Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American Skandia  Marketing,  Incorporated  ("ASM"),  a wholly-owned  subsidiary of American  Skandia,  Inc., is the distributor and principal  underwriter of the securities  offered  through this  prospectus.  ASM acts as the distributor of a number of annuity and life insurance  products we offer and  co-distributor  of American Skandia Trust and American Skandia Advisor Funds,  Inc., a family of  retail  mutual  funds.  ASM also  acts as an  introducing  broker-dealer  through  which it  receives  a  portion  of  brokerage commissions in connection with purchases and sales of securities  held by portfolios of American  Skandia Trust which are offered as underlying investment options under the Annuity.

ASM's principal business address is One Corporate Drive,  Shelton,  Connecticut 06484. ASM is registered as broker-dealer  under the
Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous  basis.  ASM enters into  distribution  agreements  with  broker-dealers  who are  registered under the Exchange Act and with entities that may offer the Annuity but are exempt from  registration  ("firms").  Applications  for the Annuity are solicited by registered  representatives of those firms. Such  representatives  will also be our appointed insurance agents under state insurance law.  In addition, ASM may offer the Annuity directly to potential purchasers.

Commissions  are paid to firms on sales of the Annuity  according  to one or more  schedules.  The  individual  representative  will receive a  portion  of the  compensation,  depending  on the  practice  of his or her firm.  Commissions  are  generally  based on a percentage of Purchase  Payments  made, up to a maximum of 2.0%.  Alternative  compensation  schedules are available  that provide a lower  initial  commission  plus  ongoing  annual  compensation  based on all or a portion of  Account  Value.  We may also  provide compensation  to the  distributing  firm for  providing  ongoing  service to you in relation to the Annuity.  Commissions  and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition,  in an effort to promote the sale of our products  (which may include the placement of American  Skandia or the Annuity on the preferred or  recommended  company or product list and/or  access to the firms'  registered  representatives),  we or ASM may enter into  compensation  arrangements  with  certain  broker-dealer  firms or branches of such firms with respect to certain or all registered  representatives  of such firms under which such firms may receive  separate  compensation  or  reimbursement  for, among other  things,  training of sales  personnel,  marketing  and/or  administrative  and/or  other  services  they provide to us or our affiliates.  To the  extent  permitted  by NASD  rules  and  other  applicable  laws and  regulations,  ASM may pay or  allow  other promotional  incentives  or payments  in the form of cash or non-cash  compensation.  These  arrangements  may not be offered to all firms  and the terms of such  arrangements  may  differ  between  firms.  You  should  note that  firms  and  individual  registered representatives  and branch  managers  within some firms  participating  in one of these  compensation  arrangements  might  receive greater  compensation  for selling the Annuity than for selling a different  annuity  that is not  eligible  for these  compensation arrangements.  While  compensation  is  generally  taken into  account as an expense in  considering  the charges  applicable  to an annuity  product,  any such  compensation  will be paid by us or ASM and will not result in any  additional  charge to you.  Overall compensation  paid to the distributing  firm does not exceed,  based on actuarial  assumptions,  8.5% of the total Purchase Payments made. Your registered  representative  can provide you with more  information  about the compensation  arrangements  that apply upon the sale of the Annuity.

Advertising:  We may advertise certain information  regarding the performance of the investment  options.  This information may help you review the  performance of the investment  options and provide a basis for comparison  with other  annuities.  This  information may be less useful when comparing the performance of the investment  options with other savings or investment  vehicles.  Such other investments  may not  provide  some of the  benefits  of  annuities,  or may not be  designed  for  long-term  investment  purposes.
Additionally other savings or investment vehicles may not receive the beneficial tax treatment given to annuities under the Code.

We may advertise the performance of the Portfolios in the form of "Standard" and  "Non-standard"  Total Returns  calculated for each
Sub-account.  "Standard Total Return" figures assume a hypothetical  initial  investment of $1,000 allocated to a Sub-account during the most recent one,  five and ten year periods (or since the inception  date that the Portfolio has been offered as a  Sub-account, if less).  "Standard Total Return" figures assume that the applicable  Insurance Charge and the Annual  Maintenance Fee are deducted and that the Annuity is  surrendered at the end of the applicable  period.  Since the Annuity does not deduct a Contingent  Deferred
Sales Charge upon  surrender,  no such charge is deducted when  calculating  Standard  Total  Returns.  "Non-standard  Total Return"
figures  include any  performance  figures that do not meet the SEC's rules for Standard Total Returns.  Non-standard  Total Returns are  calculated  in the same  manner  as  standardized  returns  except  that the  figures  may not  reflect  all fees and  charges.
Non-standard  Total Returns may also assume that the Annual  Maintenance  Fee does not apply due to the average  Account Value being greater  than  $100,000,  where the charge is waived.  Standard  and  Non-standard  Total  Returns  will not reflect the  additional asset-based  charges that are deducted  when you elect any optional  benefits.  The  additional  cost  associated  with any optional benefits you elected will reduce your performance.  Non-standard Total Returns must be accompanied by Standard Total Returns.

Some of the  underlying  Portfolios  existed  prior to the  inception  of these  Sub-accounts.  Performance  quoted  in  advertising regarding  such  Sub-accounts  may indicate  periods during which the  Sub-accounts  have been in existence but prior to the initial offering of the Annuities,  or periods during which the underlying  Portfolios  have been in existence,  but the  Sub-accounts  have not. Such hypothetical  historical  performance is calculated using the same assumptions  employed in calculating actual performance since inception of the  Sub-accounts.  Hypothetical  historical  performance of the underlying  Portfolios prior to the existence of the Sub-accounts may only be presented as Non-standard Total Returns.

We may advertise the  performance  of money  market-type  Sub-accounts  using a measure of the "current and  effective  yield".  The current yield of a money  market-type  Sub-account  is  calculated  based upon the previous  seven-day  period ending on the date of calculation.  The effective yield of a money  market-type  Sub-account  reflects the  reinvestment of net income earned daily on the assets of such a  Sub-account.  The current  and  effective  yields  reflect the  Insurance  Charge and the charge for any  optional benefits (if  applicable)  deducted  against the  Sub-account.  In a low interest  rate  environment,  yields for money  market-type
Sub-accounts,  after  deduction of the Insurance  Charge,  and the charge for any optional  benefits (if applicable) may be negative even though the yield (before  deducting for such charges) is positive.  Current and effective  yield  information  will  fluctuate.
This information may not provide a basis for comparisons with deposits in banks or other  institutions  which pay a fixed yield over a stated period of time, or with investment  companies which do not serve as underlying  mutual funds for variable  annuities and/or do not have additional asset-based charges deducted for the insurance protection provided by the Annuity.

Performance  information on the Sub-accounts is based on past performance only and is not an indication or  representation of future performance.  Performance of the Sub-accounts is not fixed.  Actual  performance  will depend on the type,  quality and, for some of the  Sub-accounts,  the maturities of the investments held by the underlying  mutual funds or portfolios and upon prevailing  market conditions and the response of the underlying  mutual funds to such  conditions.  Actual  performance will also depend on changes in the expenses of the underlying  mutual funds or portfolios.  Such changes are reflected,  in turn, in the Sub-accounts  which invest in such  underlying  mutual  fund or  portfolio.  In  addition,  the total  amount of  asset-based  charges  assessed  against  each
Sub-account will affect performance.

The information we may advertise  regarding the Fixed  Allocations  may include the then current  interest rates we are crediting to new Fixed  Allocations.  Information  on  current  rates  will be as of the date  specified  in such  advertisement.  Rates  will be included in  advertisements  to the extent  permitted by law. Given that the actual rates  applicable to any Fixed Allocation are as of the date of any such Fixed  Allocation's  Guarantee  Period begins,  the rate credited to a Fixed  Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute may also compare the  performance of our  Sub-accounts  with: (a) certain  unmanaged  market  indices, including but not limited to the Dow Jones Industrial  Average,  the Standard & Poor's 500, the NASDAQ 100, the Shearson Lehman Bond
Index,  the Frank Russell  non-U.S.  Universal Mean, the Morgan Stanley  Capital  International  Index of Europe,  Asia and Far East
Funds, and the Morgan Stanley Capital  International World Index; and/or (b) other management  investment  companies with investment objectives  similar to the mutual fund or portfolio  underlying the  Sub-accounts  being compared.  This may include the performance ranking assigned by various publications,  including but not limited to the Wall Street Journal,  Forbes,  Fortune, Money, Barron's,
Business Week, USA Today and  statistical  services,  including but not limited to Lipper  Analytical  Services Mutual Funds Survey,
Lipper Annuity and Closed End Survey,  the Variable  Annuity Research Data Survey,  SEI, the Morningstar  Mutual Fund Sourcebook and
the Morningstar Variable Annuity/Life Sourcebook.

American Skandia Life Assurance  Corporation may advertise its rankings and/or ratings by independent  financial  ratings  services.
Such rankings may help you in evaluating  our ability to meet our  obligations in relation to Fixed  Allocations,  pay minimum death benefits,  pay annuity  payments or administer  Annuities.  Such rankings and ratings do not reflect or relate to the performance of
Separate Account B.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
American Skandia  publishes annual and quarterly  reports that are filed with the SEC. These reports contain  financial  information about American  Skandia that is annually  audited by independent  accountants.  American  Skandia's annual report for the year ended
December 31, 2003,  together  with  subsequent  periodic  reports that  American  Skandia  files with the SEC, are  incorporated  by reference  into this  prospectus.  You can obtain  copies,  at no cost, of any and all of this  information,  including the American
Skandia  annual  report that is not  ordinarily  mailed to contract  owners,  the more current  reports and any  subsequently  filed documents  at no cost by  contacting  us at  American  Skandia -  Variable  Annuities;  P.O.  Box 7040;  Bridgeport,  CT  06601-7040
(Telephone:  203-926-1888).  The SEC file  number  for  American  Skandia is  33-44202.  You may read and copy any  filings  made by
American Skandia with the SEC at the SEC's Public Reference Room at 450 Fifth Street,  Washington,  D.C. 20549-0102.  You can obtain information  on the  operation of the Public  Reference  Room by calling  (202)  942-8090.  The SEC  maintains an Internet site that contains reports,  proxy and information  statements,  and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.
   ------------------

FINANCIAL STATEMENTS
The financial  statements of the separate account and American  Skandia Life Assurance  Corporation are included in the Statement of
Additional Information.

HOW TO CONTACT US
You can contact us by:
|X|      calling Skandia's telephone automated response system at 1-800-766-4530.
|X|      writing  to us via  regular  mail at  American  Skandia  -  Variable  Annuities,  P.O.  Box 7040,  Bridgeport,  Connecticut
       06601-7040 OR for express mail American  Skandia - Variable  Annuities,  One Corporate  Drive,  Shelton,  Connecticut  06484.
       NOTE:  Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
|X|      sending an email to service@prudential.com or visiting our Internet Website at www.americanskandia.prudential.com
|X|      accessing information about your Annuity through our Internet Website at www.americanskandia.prudential.com

You can obtain  account  information  by calling our  automated  response  system,  and at  www.americanskandia.prudential.com,  our
Internet  Website.  Our Customer  Service  representatives  are also available during business hours to provide you with information about your account.  You can request certain  transactions  through our telephone  voice response  system,  our Internet  Website or through a customer  service  representative.  You can provide  authorization  for a third  party,  including  your  attorney-in-fact acting pursuant to a power of attorney,  to access your account  information and perform certain  transactions on your account.  You will need to complete a form  provided by us which  identifies  those  transactions  that you wish to authorize via  telephonic  and electronic  means and whether you wish to  authorize  a third  party to perform any such  transactions.  Please note that unless you tell us otherwise,  we deem that all  transactions  that are directed by your investment  professional  with respect to your Annuity have  been  authorized  by you.  We  require  that  you or your  representative  provide  proper  identification  before  performing transactions  over the  telephone  or through our Internet  Website.  This may include a Personal  Identification  Number (PIN) that will be provided  to you upon issue of your  Annuity or you may  establish  or change  your PIN by calling  our  automated  response system and at  www.americanskandia.prudential.com,  our Internet  Website.  Any third party that you authorize to perform  financial transactions on your account will be assigned a PIN for your account.

Transactions  requested  via  telephone are recorded.  To the extent  permitted by law, we will not be  responsible  for any claims, loss,  liability or expense in connection with a transaction  requested by telephone or other  electronic  means if we acted on such transaction  instructions  after following  reasonable  procedures to identify those persons  authorized to perform  transactions on your  Annuity  using  verification  methods  which may  include a request  for your  Social  Security  number,  PIN or other form of electronic  identification.  We may be liable for losses due to  unauthorized  or fraudulent  instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic  information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular  and/or  express  mail will be the only means by which we will accept  transaction  instructions when telephonic,  facsimile,  Internet or any other electronic means are unavailable or delayed.  American  Skandia  reserves the right to limit,  restrict or  terminate  telephonic,  facsimile,  Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as  indemnification  for  liabilities  arising under the Securities Act of 1933 (the  "Securities  Act") may be permitted to directors,  officers or persons  controlling the registrant pursuant to the foregoing  provisions,  the registrant has been informed that in the opinion of the SEC such  indemnification  is against  public policy as expressed in the  Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this  Prospectus,  American  Skandia and its affiliates are not involved in any legal  proceedings  outside of the ordinary course of business.  American  Skandia and its affiliates are involved in pending and threatened  legal  proceedings in the normal course of its business,  however,  we do not anticipate that the outcome of any such legal  proceedings  will have a material adverse  affect on the  Separate  Account,  or American  Skandia's  ability to meet its  obligations  under the  Annuity,  or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Experts

Legal Experts

Financial Statements

                               APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate  Account B consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or mutual fund portfolio.  All or some of these  Sub-accounts  are available as investment  options for other variable  annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units:  The following table shows:  (a) the Unit Price,  as of the dates shown,  for Units in each of the
Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus;  and (b) the number of Units  outstanding for each such  Sub-account as of the dates shown.  Since November 18, 2002, we have been  determining,  on a daily basis,  multiple Unit
Prices for each  Sub-account  of Separate  Account B. We compute  multiple  Unit Prices  because  several of our variable  annuities invest in the same  Sub-accounts,  and these annuities  deduct varying charges that correspond to each combination of the applicable
Insurance  Charge,  Distribution  Charge (when applicable) and the charges for each optional  benefit.  Where an asset-based  charge corresponding  to a particular  Sub-account  within a new annuity  product is identical  to that in the same  Sub-account  within an existing  annuity,  the Unit Price for the new annuity will be identical to that of the  existing  annuity.  In such cases,  we will for reference  purposes depict,  in the condensed  financial  information for the new annuity,  Unit Prices of the existing annuity.
The year in which  operations  commenced in each such  Sub-account is noted in  parentheses.  To the extent a Sub-account  commenced operations  during a particular  calendar  year,  the Unit Price as of the end of the period  reflects only the partial year results from the  commencement  of operations  until  December 31st of the  applicable  year.  When a Unit Price was first  calculated for a particular  Sub-account,  we set the  price of that  Unit at  $10.00  per  Unit.  Thereafter,  Unit  Prices  vary  based  on  market performance.  Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2004.

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Strong International Equity 1 (1989)
     With No Optional Benefits
     Unit Price                                          $11.00           8.56
     Number of Units                                  2,415,394      2,569,506
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.75           9.95
     Number of Units                                    936,678         90,759
     With GMWB
     Unit Value                                          $12.74              -
     Number of Units                                     17,098              -
     With any two of GRO Plus, EBP or HAV
     Unit Value                                          $12.72           9.95
     Number of Units                                    141,470          6,047
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.87              -
     Number of Units                                    400,112              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.68              -
     Number of Units                                     13,590              -
     With HAV, EBP and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST William Blair International Growth 2(1997)
     With No Optional Benefits
     Unit Price                                          $13.39           9.72
     Number of Units                                  5,547,558        835,523
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35           9.72
     Number of Units                                  6,498,151         78,368
     With GMWB
     Unit Value                                          $13.34              -
     Number of Units                                    103,740              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.32           9.71
     Number of Units                                  1,009,679          5,178
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.86              -
     Number of Units                                     29,434              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.28              -
     Number of Units                                     32,626              -
     With HAV, EBP and GMWB
     Unit Price                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST American Century International Growth 3
(1997)
     With No Optional Benefits
     Unit Price                                          $10.48           8.52
     Number of Units                                  2,537,977      2,252,674
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.88           9.69
     Number of Units                                    912,335        116,123
     With GMWB
     Unit Value                                          $11.87              -
     Number of Units                                        810              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.85           9.69
     Number of Units                                    108,175          1,896
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.68              -
     Number of Units                                    312,768              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.82              -
     Number of Units                                      1,100              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST DeAM International Equity 4 (1994)
     With No Optional Benefits
     Unit Price                                          $10.79           8.19
     Number of Units                                  1,201,268        269,995
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.86           9.79
     Number of Units                                    368,945         22,770
     With GMWB
     Unit Value                                          $12.85              -
     Number of Units                                      5,504              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.82              -
     Number of Units                                     24,374              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.65              -
     Number of Units                                     72,406              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.79              -
     Number of Units                                      1,767              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Global Equity (1999)
     With No Optional Benefits
     Unit Price                                          $11.30           9.04
     Number of Units                                  1,393,001        969,509
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.31           9.87
     Number of Units                                    916,888         32,306
     With GMWB
     Unit Value                                          $12.29              -
     Number of Units                                      4,306              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.27              -
     Number of Units                                     62,490              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.06              -
     Number of Units                                    308,725              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.24              -
     Number of Units                                      6,069              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST PBHG Small-Cap Growth 5 (1994)
     With No Optional Benefits
     Unit Price                                           $9.89           6.92
     Number of Units                                  3,292,593      1,970,250
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.50           9.48
     Number of Units                                  1,059,046         47,261
     With GMWB
     Unit Value                                          $13.49              -
     Number of Units                                      9,676              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.46           9.47
     Number of Units                                    138,936          6,595
     With any one of EBP or HAV and GMWB
     Unit Value                                          $16.82              -
     Number of Units                                     64,850              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.43              -
     Number of Units                                      4,691              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST DeAM Small-Cap Growth 6 (1999)
     With No Optional Benefits
     Unit Price                                          $11.13           7.67
     Number of Units                                  1,682,193        639,695
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.06           9.71
     Number of Units                                    480,221         12,122
     With GMWB
     Unit Value                                          $14.05              -
     Number of Units                                      1,850              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.02           9.71
     Number of Units                                     89,708          1,728
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.61              -
     Number of Units                                    131,605              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.98              -
     Number of Units                                      3,753              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Federated Aggressive Growth (2000)
     With No Optional Benefits
     Unit Price                                          $12.74           7.64
     Number of Units                                  3,085,373      1,255,415
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.40           9.86
     Number of Units                                  2,615,505         63,097
     With GMWB
     Unit Value                                          $16.38              -
     Number of Units                                     37,078              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $16.35           9.86
     Number of Units                                    362,906          4,107
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.06              -
     Number of Units                                     79,226              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.30              -
     Number of Units                                     20,181              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Goldman Sachs Small-Cap Value 7 (1997)
     With No Optional Benefits
     Unit Price                                          $12.85           9.26
     Number of Units                                  1,504,296      1,492,775
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.97          10.09
     Number of Units                                    102,500            624
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $16.67              -
     Number of Units                                     73,852              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Gabelli Small-Cap Value 8 (1997)
     With No Optional Benefits
     Unit Price                                          $12.42           9.30
     Number of Units                                 10,183,346      6,141,523
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.43          10.08
     Number of Units                                  5,824,200        209,790
     With GMWB
     Unit Value                                          $13.41              -
     Number of Units                                    100,155              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.39          10.08
     Number of Units                                    767,455         17,411
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.95              -
     Number of Units                                    275,971              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.35              -
     Number of Units                                     34,978              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.81           7.66
     Number of Units                                  1,134,865        423,387
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.19          10.08
     Number of Units                                    434,509         11,686
     With GMWB
     Unit Value                                          $14.17              -
     Number of Units                                     10,756              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.15          10.08
     Number of Units                                     70,597          5,211
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.70              -
     Number of Units                                     22,847              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $14.11              -
     Number of Units                                        879              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Goldman Sachs Mid-Cap Growth 9 (2000)
     With No Optional Benefits
     Unit Price                                          $10.31           7.97
     Number of Units                                  3,027,057      1,273,118
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.75           9.87
     Number of Units                                  2,379,820         66,279
     With GMWB
     Unit Value                                          $12.73              -
     Number of Units                                     37,400              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.71           9.87
     Number of Units                                    365,115          2,488
     With any one of EBP or HAV and GMWB
     Unit Value                                           $3.73              -
     Number of Units                                    175,708              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.68              -
     Number of Units                                     12,201              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
AST Neuberger Berman Mid-Cap Growth 10 (1994)
     With No Optional Benefits
     Unit Price                                           $9.51           7.41
     Number of Units                                  3,415,318      2,175,250
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.18           9.51
     Number of Units                                  1,089,649         44,760
     With GMWB
     Unit Value                                          $12.17              -
     Number of Units                                     16,702              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.15           9.51
     Number of Units                                     96,879          1,311
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.01              -
     Number of Units                                    294,816              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.11              -
     Number of Units                                      5,407              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Neuberger Berman Mid-Cap Value 11 (1993)
     With No Optional Benefits
     Unit Price                                          $12.01           8.96
     Number of Units                                  8,530,129      5,118,558
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.34           9.98
     Number of Units                                  4,786,623        163,415
     With GMWB
     Unit Value                                          $13.33              -
     Number of Units                                     87,253              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.31           9.97
     Number of Units                                    610,598         10,745
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.32              -
     Number of Units                                    370,965              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.27              -
     Number of Units                                     21,843              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alger All-Cap Growth (2000)
     With No Optional Benefits
     Unit Price                                           $9.07           6.80
     Number of Units                                  2,002,166        658,419
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.45           9.36
     Number of Units                                    636,548          6,409
     With GMWB
     Unit Value                                          $12.43              -
     Number of Units                                     10,356              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.41           9.36
     Number of Units                                    106,376          3,466
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.84              -
     Number of Units                                     87,326              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.38              -
     Number of Units                                      4,810              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Gabelli All-Cap Value (2000)
     With No Optional Benefits
     Unit Price                                          $10.91           8.17
     Number of Units                                  2,513,413      1,200,225
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.38          10.04
     Number of Units                                    727,500         28,449
     With GMWB
     Unit Value                                          $13.37              -
     Number of Units                                     12,627              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.35          10.04
     Number of Units                                    127,279             88
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.89              -
     Number of Units                                    166,080              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.31              -
     Number of Units                                      1,455              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Natural Resources (1995)
     With No Optional Benefits
     Unit Price                                          $12.59           9.59
     Number of Units                                  2,011,627        724,670
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.67          10.44
     Number of Units                                    433,891          7,378
     With GMWB
     Unit Value                                          $13.66              -
     Number of Units                                     24,634              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.63          10.44
     Number of Units                                     77,245          5,472
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.23              -
     Number of Units                                      6,747              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.60
     Number of Units                                      1,035
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance Growth 12 (1996)
     With No Optional Benefits
     Unit Price                                           $9.08           7.46
     Number of Units                                  2,098,873      1,869,353
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.34           9.34
     Number of Units                                    717,430         31,105
     With GMWB
     Unit Value                                          $11.32              -
     Number of Units                                      2,206              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.30           9.34
     Number of Units                                    114,477          3,975
     With any one of EBP or HAV and GMWB
     Unit Value                                           $5.72              -
     Number of Units                                    267,109              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.27              -
     Number of Units                                      8,067              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Growth (1999)
     With No Optional Benefits
     Unit Price                                           $9.16           7.58
     Number of Units                                  4,784,269      2,930,432
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.41           9.47
     Number of Units                                  2,222,614        134,574
     With GMWB
     Unit Value                                          $11.40              -
     Number of Units                                     18,900              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.38           9.46
     Number of Units                                    207,063          2,437
     With any one of EBP or HAV and GMWB
     Unit Value                                           $6.21              -
     Number of Units                                    262,995              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.35              -
     Number of Units                                     10,550              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Marsico Capital Growth (1997)
     With No Optional Benefits
     Unit Price                                          $10.78           8.32
     Number of Units                                 20,138,164     10,144,317
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.30           9.51
     Number of Units                                 14,975,841        457,013
     With GMWB
     Unit Value                                          $12.28              -
     Number of Units                                    215,988              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.26           9.51
     Number of Units                                  2,031,583         30,465
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.16              -
     Number of Units                                    925,591              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.23              -
     Number of Units                                     70,776              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Goldman Sachs Concentrated Growth 13 (1992)
     With No Optional Benefits
     Unit Price                                           $9.45           7.67
     Number of Units                                  2,053,023      1,349,939
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.63           9.46
     Number of Units                                    715,845         41,632
     With GMWB
     Unit Value                                          $11.61              -
     Number of Units                                     17,452              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.59              -
     Number of Units                                     49,620              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $4.40              -
     Number of Units                                    395,905              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.56              -
     Number of Units                                        242              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAm Large-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                           $9.95           7.65
     Number of Units                                    716,993        207,816
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.51           9.64
     Number of Units                                    516,012          9,837
     With GMWB
     Unit Value                                          $12.49              -
     Number of Units                                      3,246              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.47           9.64
     Number of Units                                    112,368          3,697
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.85              -
     Number of Units                                     56,053              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.44              -
     Number of Units                                      5,662              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAm Large-Cap Value 14 (2000)
     With No Optional Benefits
     Unit Price                                          $10.78           8.66
     Number of Units                                  1,072,256        664,649
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.39           9.98
     Number of Units                                    583,969         18,250
     With GMWB
     Unit Value                                          $12.38              -
     Number of Units                                      9,674              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.36           9.97
     Number of Units                                     58,333          4,906
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.28              -
     Number of Units                                    137,247              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.32              -
     Number of Units                                      4,412              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance/Bernstein Growth + Value (2001)
     With No Optional Benefits
     Unit Price                                           $9.91           7.99
     Number of Units                                  1,387,072        965,912
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.11           9.79
     Number of Units                                    667,395         11,345
     With GMWB
     Unit Value                                          $12.09              -
     Number of Units                                      5,118              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.07           9.79
     Number of Units                                    115,455            704
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.65              -
     Number of Units                                    154,955              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.04              -
     Number of Units                                      1,041              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST AST Sanford Bernstein Core Value (2001)
     With No Optional Benefits
     Unit Price                                          $11.06           8.76
     Number of Units                                  3,621,862      6,005,922
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.69          10.08
     Number of Units                                  2,277,726        386,259
     With GMWB
     Unit Value                                          $12.67              -
     Number of Units                                     11,518              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.65          10.08
     Number of Units                                    328,567         30,510
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.62              -
     Number of Units                                    216,416              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.62              -
     Number of Units                                     10,893              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Cohen & Steers Realty (1998)
     With No Optional Benefits
     Unit Price                                          $13.63          10.08
     Number of Units                                  3,097,315      1,563,489
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.92          10.33
     Number of Units                                  1,376,696         41,098
     With GMWB
     Unit Value                                          $13.91              -
     Number of Units                                     13,615              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.88          10.32
     Number of Units                                    270,852          6,429
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.47              -
     Number of Units                                      8,884              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.84
     Number of Units                                      8,189
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Sanford Bernstein Managed Index 500 15 (1998)
     With No Optional Benefits
     Unit Price                                          $10.23           8.17
     Number of Units                                  5,442,511      3,662,406

     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.25           9.81
     Number of Units                                  2,209,334         79,915
     With GMWB
     Unit Value                                          $12.24              -
     Number of Units                                     16,957              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.22           9.81
     Number of Units                                    203,573            383
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.98              -
     Number of Units                                    293,662              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.18              -
     Number of Units                                      4,899              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST American Century Income & Growth 16 (1997)
     With No Optional Benefits
     Unit Price                                          $10.45           8.25
     Number of Units                                  2,115,438      1,751,136
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.50           9.89
     Number of Units                                    846,118         36,829
     With GMWB
     Unit Value                                          $12.48              -
     Number of Units                                      2,386              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.46           9.89
     Number of Units                                    124,008          8,874
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.22              -
     Number of Units                                    195,232              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.43              -
     Number of Units                                      4,612              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Alliance Growth and Income 17 (1992)
     With No Optional Benefits
     Unit Price                                          $10.50           8.06
     Number of Units                                 21,264,670      6,667,373
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.77           9.83
     Number of Units                                 13,386,166        165,588
     With GMWB
     Unit Value                                          $12.76              -
     Number of Units                                    187,011              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.74           9.83
     Number of Units                                  2,029,598          6,100
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.88              -
     Number of Units                                    976,756              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.70              -
     Number of Units                                     69,435              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST MFS Growth with Income (1999)
     With No Optional Benefits
     Unit Price                                           $9.69           8.09
     Number of Units                                  1,421,128      1,053,007
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.60           9.71
     Number of Units                                    556,083         17,242
     With GMWB
     Unit Value                                          $11.58              -
     Number of Units                                     11,154              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.56           9.71
     Number of Units                                     88,557            538
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.55              -
     Number of Units                                    105,608              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.53              -
     Number of Units                                        552              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST INVESCO Capital Income 18 (1994)
     With No Optional Benefits
     Unit Price                                           $9.83           8.34
     Number of Units                                  2,647,064      2,110,071
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.65           9.90
     Number of Units                                    651,074         30,714
     With GMWB
     Unit Value                                          $11.63              -
     Number of Units                                     21,961              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.61           9.90
     Number of Units                                     90,092          5,934
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.66              -
     Number of Units                                    347,275              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.58              -
     Number of Units                                        332              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Global Allocation 19 (1993)
     With No Optional Benefits
     Unit Price                                          $10.24           8.71
     Number of Units                                    898,161        847,517
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.65           9.94
     Number of Units                                    155,865          3,088
     With GMWB
     Unit Value                                          $11.64              -
     Number of Units                                        483              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.62           9.93
     Number of Units                                     34,914             94
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.40              -
     Number of Units                                    303,295              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.58              -
     Number of Units                                      1,169              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST American Century Strategic Balanced (1997)
     With No Optional Benefits
     Unit Price                                          $10.69          $9.14
     Number of Units                                  2,045,205      1,126,058
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.62          $9.97
     Number of Units                                    930,516         15,835
     With GMWB
     Unit Value                                          $11.61              -
     Number of Units                                     18,977              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.59          $9.97
     Number of Units                                     58,741          2,760
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.46              -
     Number of Units                                    196,909              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.56              -
     Number of Units                                     11,783              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Asset Allocation (1994)
     With No Optional Benefits
     Unit Price                                          $11.09           9.09
     Number of Units                                  2,243,566        921,329
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.12           9.96
     Number of Units                                    955,716         21,928
     With GMWB
     Unit Value                                          $12.11              -
     Number of Units                                     27,414              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.09           9.96
     Number of Units                                    160,339            150
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.48              -
     Number of Units                                      2,741              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.05
     Number of Units                                     31,706
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST T. Rowe Price Global Bond 20 (1994)
     With No Optional Benefits
     Unit Price                                          $12.59          11.34
     Number of Units                                  2,962,471      1,739,313
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.42          10.31
     Number of Units                                  1,827,606         36,822
     With GMWB
     Unit Value                                          $11.40              -
     Number of Units                                     24,361              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.38          10.31
     Number of Units                                    279,110          3,700
     With any one of EBP or HAV and GMWB
     Unit Value                                          $13.23              -
     Number of Units                                    148,319              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.35              -
     Number of Units                                     12,591              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Federated High Yield (1994)
     With No Optional Benefits
     Unit Price                                          $11.61           9.71
     Number of Units                                 12,201,163      5,592,940
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.24          10.26
     Number of Units                                  3,684,174         74,022
     With GMWB
     Unit Value                                          $12.23              -
     Number of Units                                     27,535              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.21          10.26
     Number of Units                                    379,114          6,524
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.60              -
     Number of Units                                    346,126              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.17              -
     Number of Units                                     28,237              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Lord Abbett Bond-Debenture (2000)
     With No Optional Benefits
     Unit Price                                          $11.61           9.94
     Number of Units                                  7,751,236      4,146,530
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.92          10.23
     Number of Units                                  4,628,945        162,571
     With GMWB
     Unit Value                                          $11.90              -
     Number of Units                                     42,593              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.88          10.23
     Number of Units                                    624,019          7,474
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.60              -
     Number of Units                                    423,485              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.85              -
     Number of Units                                     28,346              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST DeAM Bond (2002)
     With No Optional Benefits
     Unit Price                                          $10.87          10.65
     Number of Units                                    535,054        561,446
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.34          10.16
     Number of Units                                    209,384         12,055
     With GMWB
     Unit Value                                          $10.33              -
     Number of Units                                      6,981              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.31          10.15
     Number of Units                                     26,513            595
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.76              -
     Number of Units                                     58,096              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.28              -
     Number of Units                                      2,367              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST PIMCO Total Return Bond (1994)
     With No Optional Benefits
     Unit Price                                          $10.95          10.57
     Number of Units                                 26,287,388     20,544,075
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.51          10.17
     Number of Units                                 16,012,778        604,147
     With GMWB
     Unit Value                                          $10.49              -
     Number of Units                                    378,676              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.48          10.17
     Number of Units                                  2,192,336         36,236
     With any one of EBP or HAV and GMWB
     Unit Value                                          $12.76              -
     Number of Units                                  1,558,557              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.45              -
     Number of Units                                    119,982              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST PIMCO Limited Maturity Bond (1995)
     With No Optional Benefits
     Unit Price                                          $10.51          10.34
     Number of Units                                 15,242,856     11,274,642
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.22          10.08
     Number of Units                                  5,152,783        215,314
     With GMWB
     Unit Value                                          $10.21              -
     Number of Units                                     36,640              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.19          10.08
     Number of Units                                    636,860         80,547
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.65              -
     Number of Units                                    329,629              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.16              -
     Number of Units                                     35,430              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
AST Money Market (1992)
     With No Optional Benefits
     Unit Price                                           $9.86           9.96
     Number of Units                                 32,730,501     36,255,772
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.86           9.99
     Number of Units                                  7,176,983        999,737
     With GMWB
     Unit Value                                           $9.85              -
     Number of Units                                     81,304              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.83           9.99
     Number of Units                                  1,118,618         70,899
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.13              -
     Number of Units                                     35,505              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.80              -
     Number of Units                                    149,705              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Gartmore Variable Investment Trust - GVIT
Developing Markets 21 (1996)
     With No Optional Benefits
     Unit Price                                          $13.60           8.66
     Number of Units                                  1,763,660        283,466
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.56           9.93
     Number of Units                                    415,864         21,816
     With GMWB
     Unit Value                                          $15.54              -
     Number of Units                                     12,503              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.52           9.93
     Number of Units                                     44,993            442
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.88              -
     Number of Units                                        843              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.47              -
     Number of Units                                      1,871              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Wells Fargo Variable Trust - Equity Income (1999)
     With No Optional Benefits
     Unit Price                                          $10.23           8.25
     Number of Units                                    314,757        196,720
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.26           9.90
     Number of Units                                    251,071         10,707
     With GMWB
     Unit Value                                          $12.25              -
     Number of Units                                      5,900              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.23           9.90
     Number of Units                                     15,983             91
     With any one of EBP or HAV and GMWB
     Unit Value                                          $15.29              -
     Number of Units                                     15,958              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Dynamics (1999)
     With No Optional Benefits
     Unit Price                                           $9.61           7.09
     Number of Units                                    889,464        543,762
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.12           9.70
     Number of Units                                    634,308         32,635
     With GMWB
     Unit Value                                          $13.11              -
     Number of Units                                      4,848              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.08           9.70
     Number of Units                                     38,518            576
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.05              -
     Number of Units                                      3,083              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Technology (1999)
     With No Optional Benefits
     Unit Price                                           $7.87           5.50
     Number of Units                                    578,651        293,307
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35              -
     Number of Units                                      3,695              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Health Sciences (1999)
     With No Optional Benefits
     Unit Price                                          $10.05           8.00
     Number of Units                                    698,364        475,873
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.93           9.51
     Number of Units                                    381,478          5,444
     With GMWB
     Unit Value                                          $11.91              -
     Number of Units                                      2,077              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.89           9.51
     Number of Units                                     55,867            140
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.85              -
     Number of Units                                      1,330              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Financial Services (1999)
     With No Optional Benefits
     Unit Price                                          $11.17           8.76
     Number of Units                                    607,265        366,258
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.61           9.92
     Number of Units                                    200,360          1,897
     With GMWB
     Unit Value                                          $12.60              -
     Number of Units                                     20,268              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.58           9.92
     Number of Units                                     50,250            141
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.46              -
     Number of Units                                      1,378              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.54              -
     Number of Units                                        751              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
INVESCO VIF - Telecommunications (1999)
     With No Optional Benefits
     Unit Price                                           $7.63           5.78
     Number of Units                                    191,663         94,004
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.42           9.43
     Number of Units                                     68,278            770
     With GMWB
     Unit Value                                          $12.41              -
     Number of Units                                      1,742              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.39           9.42
     Number of Units                                      8,279            454
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - International Equity 22 (1999)
     With No Optional Benefits
     Unit Price                                          $11.65           8.15
     Number of Units                                    189,143        113,389
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.78           9.67
     Number of Units                                     76,749          3,669
     With GMWB
     Unit Value                                          $10.45              -
     Number of Units                                        827              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.74              -
     Number of Units                                      6,492              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.64              -
     Number of Units                                     81,555              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.71              -
     Number of Units                                      1,395              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - Special Equity (1999)
     With No Optional Benefits
     Unit Price                                          $11.12           7.44
     Number of Units                                    815,621        127,728
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.69           9.85
     Number of Units                                    293,794         12,520
     With GMWB
     Unit Value                                          $14.67              -
     Number of Units                                      3,620              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $14.65           9.85
     Number of Units                                     58,548            533
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.83              -
     Number of Units                                     23,503              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Evergreen VA - Omega (2000)
     With No Optional Benefits
     Unit Price                                          $10.71           7.78
     Number of Units                                    404,789         39,943
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.21              -
     Number of Units                                     56,002              -
     With GMWB
     Unit Value                                          $13.19              -
     Number of Units                                        283              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.17              -
     Number of Units                                     25,003              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $8.97              -
     Number of Units                                     19,658              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.13              -
     Number of Units                                      1,855              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Europe 30 (1999)
     With No Optional Benefits
     Unit Price                                          $10.83           7.93
     Number of Units                                  2,116,400        292,396
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.20           9.70
     Number of Units                                    158,208          2,625
     With GMWB
     Unit Value                                          $13.18              -
     Number of Units                                     13,365              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.16              -
     Number of Units                                     40,636              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $11.09              -
     Number of Units                                      3,060              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Asia 30 (2002)
     With No Optional Benefits
     Unit Price                                          $12.57           7.75
     Number of Units                                    942,605        281,993
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.96           9.86
     Number of Units                                    131,276          6,995
     With GMWB
     Unit Value                                          $15.94              -
     Number of Units                                     10,432              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.91              -
     Number of Units                                     33,050              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.43              -
     Number of Units                                      1,873              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Japan (2002)
     With No Optional Benefits
     Unit Price                                           $9.03           7.24
     Number of Units                                    426,718         65,845
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.70          10.21
     Number of Units                                     76,553            351
     With GMWB
     Unit Value                                          $12.69              -
     Number of Units                                      1,883              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.67              -
     Number of Units                                     10,769              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Banks (2002)
     With No Optional Benefits
     Unit Price                                          $10.90           8.56
     Number of Units                                     93,067        101,136
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.86          10.13
     Number of Units                                     34,962          3,422
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.83              -
     Number of Units                                      6,833              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.79              -
     Number of Units                                      1,039              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Basic Materials (2002)
     With No Optional Benefits
     Unit Price                                          $10.95           8.46
     Number of Units                                  1,512,864         76,331
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.35          10.34
     Number of Units                                    100,189             12
     With GMWB
     Unit Value                                          $13.33              -
     Number of Units                                      8,054              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.31              -
     Number of Units                                     15,986              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Biotechnology (2001)
     With No Optional Benefits
     Unit Price                                           $9.75           7.09
     Number of Units                                    208,971        130,082
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.53              -
     Number of Units                                        847              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Consumer Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.04           7.25
     Number of Units                                    136,269        128,022
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.66           9.37
     Number of Units                                     30,700          2,426
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.62              -
     Number of Units                                      5,655              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.59              -
     Number of Units                                      3,817              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Consumer Non-Cyclical (2002)
     With No Optional Benefits
     Unit Price                                           $9.64           8.28
     Number of Units                                     58,425        148,446
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.51           9.90
     Number of Units                                     12,720          2,303
     With GMWB
     Unit Value                                          $11.49              -
     Number of Units                                        954              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.67              -
     Number of Units                                      4,737              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Energy (2001)
     With No Optional Benefits
     Unit Price                                          $10.48           8.71
     Number of Units                                  1,225,844        299,833
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.14          10.12
     Number of Units                                    114,553          1,660
     With GMWB
     Unit Value                                          $12.12              -
     Number of Units                                      4,007              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.10              -
     Number of Units                                     25,623              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.07              -
     Number of Units                                      2,434              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Financial (2001)
     With No Optional Benefits
     Unit Price                                          $11.23           8.85
     Number of Units                                    398,159        221,377
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.45           9.84
     Number of Units                                    134,420          2,066
     With GMWB
     Unit Value                                          $12.44              -
     Number of Units                                      1,060              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.42              -
     Number of Units                                     27,402              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Healthcare (2001)
     With No Optional Benefits
     Unit Price                                           $9.17           7.94
     Number of Units                                    707,449        388,508
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $11.05           9.59
     Number of Units                                    244,228          6,831
     With GMWB
     Unit Value                                          $11.04              -
     Number of Units                                      1,969              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.02              -
     Number of Units                                     56,392              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $10.99              -
     Number of Units                                      2,123              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Industrial (2002)
     With No Optional Benefits
     Unit Price                                          $10.01           7.93
     Number of Units                                    318,339         12,642
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.85              -
     Number of Units                                     20,601              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.81              -
     Number of Units                                      4,507              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Internet (2002)
     With No Optional Benefits
     Unit Price                                          $15.00           8.57
     Number of Units                                    206,876        306,572
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.67              -
     Number of Units                                      1,210              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Pharmaceuticals (2002)
     With No Optional Benefits
     Unit Price                                           $8.89           8.56
     Number of Units                                    266,978        136,559
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.97           9.63
     Number of Units                                     77,105          2,545
     With GMWB
     Unit Value                                           $9.96              -
     Number of Units                                      2,871              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.94              -
     Number of Units                                      6,346              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.91              -
     Number of Units                                      1,646              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Precious Metals (2002)
     With No Optional Benefits
     Unit Price                                          $13.29           9.70
     Number of Units                                  1,329,806      1,175,651
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.44          11.30
     Number of Units                                    390,896         19,964
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $15.39              -
     Number of Units                                     44,664              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $15.35              -
     Number of Units                                      1,458              -
     With HAV, EBP and GMWB
     Unit Value                                          $11.55              -
     Number of Units                                     23,284              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Real Estate (2001)
     With No Optional Benefits
     Unit Price                                          $12.91           9.86
     Number of Units                                    462,906        441,318
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.33          10.20
     Number of Units                                    136,941         12,789
     With GMWB
     Unit Value                                          $13.31              -
     Number of Units                                      3,835              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.29              -
     Number of Units                                     32,970              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP -Semiconductor (2002)
     With No Optional Benefits
     Unit Price                                           $9.51           5.14
     Number of Units                                    423,958         93,241
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $15.93              -
     Number of Units                                      3,475              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Technology (2001)
     With No Optional Benefits
     Unit Price                                           $8.66           6.03
     Number of Units                                    497,972        254,131
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.30              -
     Number of Units                                      6,845              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Telecommunications (2001)
     With No Optional Benefits
     Unit Price                                           $7.21           7.15
     Number of Units                                    398,350        272,408
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $10.08          10.03
     Number of Units                                     47,283          3,642
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $10.05              -
     Number of Units                                     13,783              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Utilities (2001)
     With No Optional Benefits
     Unit Price                                           $9.34           7.83
     Number of Units                                    618,427        521,419
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.63          10.61
     Number of Units                                     93,690          8,871
     With GMWB
     Unit Value                                          $12.62              -
     Number of Units                                      8,137              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.60              -
     Number of Units                                     10,588              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Bull (2002)
     With No Optional Benefits
     Unit Price                                           $9.84           7.97
     Number of Units                                  3,563,562        954,792
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.01           9.75
     Number of Units                                    708,248         10,297
     With GMWB
     Unit Value                                          $12.00              -
     Number of Units                                      1,179              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $11.98           9.75
     Number of Units                                     58,349            400
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.58              -
     Number of Units                                        427              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $11.94              -
     Number of Units                                     10,714              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Bear (2001)
     With No Optional Benefits
     Unit Price                                           $8.44          11.38
     Number of Units                                  1,886,515      1,532,543
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $7.49          10.13
     Number of Units                                    716,467         28,618
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $7.47          10.13
     Number of Units                                     36,686          1,514
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.29              -
     Number of Units                                      7,927              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $7.45              -
     Number of Units                                     13,622              -
     With HAV, EBP and GMWB
     Unit Value                                           $9.29              -
     Number of Units                                      7,293              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraBull 23 (2001)
     With No Optional Benefits
     Unit Price                                          $10.20           6.78
     Number of Units                                  1,431,345        297,435
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $14.42           9.61
     Number of Units                                      1,432            245
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - OTC (2001)
     With No Optional Benefits
     Unit Price                                           $9.32           6.45
     Number of Units                                  4,445,234      1,346,852
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.47           9.36
     Number of Units                                    810,005         13,113
     With GMWB
     Unit Value                                          $13.46              -
     Number of Units                                      5,378              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.44              -
     Number of Units                                     34,480              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Short OTC (2002)
     With No Optional Benefits
     Unit Price                                           $6.78          11.00
     Number of Units                                  1,535,439        433,181
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $6.42          10.43
     Number of Units                                    196,526         15,308
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $6.40              -
     Number of Units                                     20,167              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $9.49              -
     Number of Units                                      7,708              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $6.38              -
     Number of Units                                     16,907              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraOTC (1999)
     With No Optional Benefits
     Unit Price                                           $7.03           3.53
     Number of Units                                  3,410,589      1,003,123
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $17.30           8.70
     Number of Units                                      5,905            233
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Mid-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                          $10.23           7.66
     Number of Units                                  1,455,513        438,387
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.40          10.06
     Number of Units                                    462,172          4,777
     With GMWB
     Unit Value                                          $13.39              -
     Number of Units                                      4,164              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.36          10.06
     Number of Units                                     99,189          4,799
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.77              -
     Number of Units                                      3,516              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -
     Number of Units                                        916              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Mid-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                           $9.69           7.70
     Number of Units                                  1,009,867        439,054
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $12.32           9.82
     Number of Units                                    295,528          1,587
     With GMWB
     Unit Value                                          $12.31              -
     Number of Units                                      2,028              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $12.28           9.81
     Number of Units                                     47,141          1,583
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.24              -
     Number of Units                                      3,933              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.25              -
     Number of Units                                      1,274              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraMid-Cap (2002)
     With No Optional Benefits
     Unit Price                                           $9.55           5.71
     Number of Units                                  1,112,311        477,953
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $16.46           9.86
     Number of Units                                    136,523          1,673
     With GMWB
     Unit Value                                          $16.44              -
     Number of Units                                      3,746              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $16.41              -
     Number of Units                                     88,028              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $16.37              -
     Number of Units                                        557              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Small-Cap Value (2002)
     With No Optional Benefits
     Unit Price                                           $9.39           7.09
     Number of Units                                  5,144,632        994,778
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.41          10.15
     Number of Units                                  1,218,990         19,019
     With GMWB
     Unit Value                                          $13.39              -
     Number of Units                                     24,769              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.37              -
     Number of Units                                    207,523              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.67              -
     Number of Units                                      4,223              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $13.33              -
     Number of Units                                     28,687              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Small-Cap Growth (2002)
     With No Optional Benefits
     Unit Price                                          $10.16           7.69
     Number of Units                                  3,868,951        772,260
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.05           9.91
     Number of Units                                  1,289,398         10,572
     With GMWB
     Unit Value                                          $13.04              -
     Number of Units                                     21,997              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.01              -
     Number of Units                                    210,595              -
     With any one of EBP or HAV and GMWB
     Unit Value                                          $10.44              -
     Number of Units                                      2,529              -
     With HAV, EBP and GRO Plus
     Unit Price                                          $12.98              -
     Number of Units                                     30,164              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - UltraSmall-Cap 24 (1999)
     With No Optional Benefits
     Unit Price                                          $12.04           6.14
     Number of Units                                  1,702,558        212,085
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $19.43              -
     Number of Units                                     13,082              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - U.S. Government Plus (2002)
     With No Optional Benefits
     Unit Price                                          $11.08          11.56
     Number of Units                                    731,470      2,486,854
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.75          10.19
     Number of Units                                    291,892         22,148
     With GMWB
     Unit Value                                           $9.73              -
     Number of Units                                     14,956              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.72          10.19
     Number of Units                                     32,854            609
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
ProFund VP - Rising Rates Opportunity (2002)
     With No Optional Benefits
     Unit Price                                           $7.56           8.02
     Number of Units                                  1,817,924        165,792
     With any one of GRO Plus, EBP or HAV
     Unit Price                                           $9.12           9.69
     Number of Units                                    445,486          9,028
     With GMWB
     Unit Value                                           $9.11              -
     Number of Units                                      4,991              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                           $9.09              -
     Number of Units                                     82,598              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                           $9.07              -
     Number of Units                                     10,876              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

                           Year Ended December 31,
-------------------------------------------------- ------------- --------------
Sub-account                                            2003          2002
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
First Trust(R)10 Uncommon Values (2000)
     With No Optional Benefits
     Unit Price                                           $9.16           6.80
     Number of Units                                     66,435         19,826
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.17              -
     Number of Units                                        467              -
     With GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                               -              -
     Number of Units                                          -              -
     With any one of EBP or HAV and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------
-------------------------------------------------- ------------- --------------
Prudential - SP Jennison International Growth
(2001)
     With No Optional Benefits
     Unit Price                                          $10.97           8.01
     Number of Units                                    516,764         89,806
     With any one of GRO Plus, EBP or HAV
     Unit Price                                          $13.09           9.59
     Number of Units                                    115,375          5,196
     With GMWB
     Unit Value                                          $13.07              -
     Number of Units                                      6,338              -
     With any two of GRO Plus, EBP or HAV
     Unit Price                                          $13.05              -
     Number of Units                                      5,912              -
     With any one of EBP or HAV and GMWB
     Unit Value                                           $7.54              -
     Number of Units                                     23,909              -
     With HAV, EBP and GRO Plus
     Unit Price                                               -              -
     Number of Units                                          -              -
     With HAV, EBP and GMWB
     Unit Value                                               -              -
     Number of Units                                          -              -
-------------------------------------------------- ------------- --------------

1.       Effective  December 10, 2001,  Strong Capital  Management,  Inc. became  Sub-advisor of the Portfolio.  Between May 3, 1999 and  December  10,  2001,  A I M  Capital  Management,  Inc.  served as  Sub-advisor  of the  Portfolio,  then  named  "AST AIM
     International  Equity." Between October 15, 1996 and May 3, 1999, Putnam Investment  Management,  Inc. served as Sub-advisor of the  Portfolio,  then named "AST Putnam  International  Equity."  Prior to October 15, 1996,  Seligman  Henderson Co. served as
     Sub-advisor of the Portfolio, then named "Seligman Henderson International Equity Portfolio."
2.       Effective November 11, 2002,  William Blair & Company,  L.L.C.  became Sub-advisor of the Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Overseas Growth."
3.       This  Portfolio  reflects the  addition of the net assets of the AST American  Century  International  Growth  Portfolio II
     ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II.
4.       Effective  May 1, 2002,  Deutsche  Asset  Management,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2002,
     Founders Asset Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Founders  Passport." Prior to October
     15, 1996,  Seligman Henderson Co. served as Sub-advisor of the Portfolio,  then named "Seligman  Henderson  International Small
     Cap Portfolio."
5.       Effective  September 17, 2001, Pilgrim Baxter & Associates,  Ltd. became  Sub-advisor of the Portfolio.  Prior to September
     17, 2001, Janus Capital  Corporation served as Sub-advisor of the Portfolio,  then named "AST Janus Small-Cap Growth." Prior to
     December 31, 1998,  Founders  Asset  Management,  LLC served as  Sub-advisor of the  Portfolio,  then named  "Founders  Capital
     Appreciation Portfolio."
6.       Effective December 10, 2001,  Deutsche Asset Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor of the  Portfolio,  then named "AST Scudder  Small-Cap  Growth
     Portfolio".  Prior to May 1, 2001, the Portfolio was named "AST Kemper Small-Cap Growth Portfolio."
7.       Effective May 1, 2001,  Goldman Sachs Asset  Management  became  Sub-advisor of the Portfolio.  Prior to May 1, 2001, Lord,
     Abbett & Company Served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Small Cap Value."
8.       Effective  October 23, 2000,  GAMCO  Investors,  Inc.  became  Sub-advisor of the Portfolio.  Prior to October 23, 2000, T.
     Rowe Price  Associates,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST T. Rowe Price  Small  Company  Value
     Portfolio."
9.       Effective  November 11, 2002,  Goldman Sachs Asset Management  became  Sub-advisor of the Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Mid-Cap Growth."
10.      Effective May 1, 1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor of the  Portfolio.  Prior to May 1, 1998,
     Berger Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio."
11.      Effective May 1, 1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor of the  Portfolio.  Prior to May 1, 1998,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."
12.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became Sub-advisor of the Portfolio.  Between December 31, 1998 and May 1, 2000,  OppenheimerFunds,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Oppenheimer Large-Cap Growth
     Portfolio." Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management,  L.P. served as Sub-advisor of the Portfolio, then named "Robertson Stephens Value + Growth Portfolio."
13.      Effective  November 11, 2002,  Goldman Sachs Asset Management  became  Sub-advisor of the Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST JanCap Growth."
14.      Effective May 1, 2002,  Deutsche Asset Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 2002, Janus
     Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Strategic Value."
15.      Effective  May 1, 2000,  Sanford C.  Bernstein & Co.,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2000,
     Bankers Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio."
16.      Effective May 3, 1999, American Century Investment  Management,  Inc. became Sub-advisor of the Portfolio.  Between October
     15, 1996 and May 3, 1999, Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam
     Value Growth & Income."
17.      Effective May 1, 2000,  Alliance  Capital  Management,  L.P.  became  Sub-advisor of the  Portfolio.  Prior to May 1, 2000,
     Lord, Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio."
18.      Effective July 1, 2002, the AST INVESCO Equity Income portfolio changed its name to AST INVESCO Capital Income.
19.      Effective May 1, 2002,  Deutsche Asset Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 2002, A I M
     Capital  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM Balanced." Between October 15, 1996 and
     May 3, 1999,  Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam  Balanced."
     Prior to October 15, 1996, Phoenix  Investment  Counsel,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Phoenix
     Balanced Asset Portfolio."
20.      Effective August 8, 2000, T. Rowe Price  International,  Inc. became  Sub-advisor of the Portfolio.  Effective May 1, 2000, the name of the  Portfolio  was changed to the "AST T. Rowe Price  Global  Bond".  Effective  May 1, 1996,  Rowe  Price-Fleming
     International,  Inc.  became  Sub-advisor of the Portfolio.  Prior to May 1, 1996,  Scudder,  Stevens & Clark,  Inc.  served as
     Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."
21.      Effective June 20, 2003,  pursuant to a shareholder vote, the Emerging Markets portfolio of Montgomery  Variable Series was reorganized into the Developing  Markets  portfolio of Gartmore  Variable  Investment  Trust. The Montgomery  Variable Series -
     Emerging Markets portfolio no longer exists.
22.      Effective December 5, 2003, pursuant to a shareholder  approval,  the Evergreen VA Global Leaders Portfolio merged into the
     Evergreen VA International Equity Portfolio.  The Evergreen VA Global Leaders Portfolio no longer exists.
23.      Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.
24.      Prior to May 1, 2000,  ProFund VP UltraSmall-Cap  was named "ProFund VP Small Cap" and sought daily investment results that corresponded to the performance of the Russell 2000(R)Index.

                                        APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional Death Benefit is calculated.  Each example assumes that a $50,000  initial  Purchase  Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account  Value is maintained in the variable  investment  options.  The formula for  determining  the Enhanced  Beneficiary
Protection Optional Death Benefit is as follows:

           Growth =               Account Value of variable             minus         Purchase Payments - proportional
                               investment options plus Interim
                                Value of Fixed Allocations (no
                                         MVA applies)                                           withdrawals

Example with market increase
Assume that the Owner has made no withdrawals  and that the Account Value has been  increasing due to positive  market  performance.
On the date we receive  due proof of death,  the  Account  Value is  $75,000.  The basic  Death  Benefit is  calculated  as Purchase
Payments minus proportional  withdrawals,  or Account Value, which ever is greater.  Therefore,  the basic Death Benefit is equal to
$75,000.  The Enhanced  Beneficiary  Protection  Optional Death Benefit is equal to the amount payable under the basic Death Benefit
($75,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $75,000 - [$50,000 - $0]
                  =        $25,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $25,000 * 0.40
                  =        $10,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $85,000

Examples with market decline
Assume  that the  Owner  has made no  withdrawals  and that  the  Account  Value  has been  decreasing  due to  declines  in  market performance.  On the date we receive due proof of death,  the Account  Value is $45,000.  The basic Death  Benefit is  calculated as
Purchase Payments minus proportional  withdrawals,  or Account Value, which ever is greater.  Therefore,  the basic Death Benefit is equal to $50,000.  The Enhanced  Beneficiary  Protection Optional Death Benefit is equal to the amount payable under the basic Death
Benefit ($50,000) PLUS the "Growth" under the Annuity.

         Growth   =        $45,000 - [$50,000 - $0]
                  =        $-5,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  NO BENEFIT IS PAYABLE

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been increasing due to positive  market  performance and the Owner made a withdrawal of $15,000 in
Annuity Year 5 when the Account  Value was $75,000.  On the date we receive due proof of death,  the Account  Value is $90,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or Account Value,  which ever is greater.
Therefore,  the basic Death Benefit is equal to $90,000.  The Enhanced  Beneficiary  Protection  Optional  Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                  =        $90,000 - [$50,000 - $10,000]
                  =        $90,000 - $40,000
                  =        $50,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $50,000 * 0.40
                  =        $20,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $110,000

Examples of Highest Anniversary Value Death Benefit Calculation
The  following  are examples of how the Highest  Anniversary  Value Death  Benefit is  calculated.  Each example  assumes an initial
Purchase  Payment of  $50,000.  Each  example  assumes  that there is one Owner who is age 70 on the Issue Date and that all Account
Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing  due to positive  market  performance  and that no withdrawals have been made.  On the date we receive due proof of death,  the Account Value is $75,000;  however,  the  Anniversary  Value on the
5th  anniversary  of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death Benefit  Target Date.  The
Death Benefit is equal to the greater of the Highest  Anniversary  Value or the basic Death Benefit.  The Death Benefit would be the
Highest  Anniversary  Value  ($90,000)  because it is greater  than the amount  that would have been  payable  under the basic Death
Benefit ($75,000).

Example with withdrawals
Assume that the Account Value has been increasing due to positive  market  performance and the Owner made a withdrawal of $15,000 in
Annuity  Year 7 when the  Account  Value was  $75,000.  On the date we receive  due proof of death,  the  Account  Value is $80,000;
however,  the  Anniversary  Value on the 5th  anniversary  of the  Issue  Date was  $90,000.  Assume as well that the Owner has died before the Death  Benefit  Target  Date.  The Death  Benefit is equal to the greater of the Highest  Anniversary  Value or the basic
Death Benefit.

Highest Anniversary Value  = $90,000 - [$90,000 * $15,000/$75,000]
                                    = $90,000 - $18,000
                                    = $72,000

Basic Death Benefit                 = max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                                    = max [$80,000, $40,000]
                                    = $80,000

Example with death after Death Benefit Target Date
Assume that the Owner's Account Value has generally been  increasing due to positive market  performance and that no withdrawals had been made prior to the Death  Benefit  Target Date.  Further  assume that the Owner dies after the Death Benefit  Target Date,  when the Account Value is $75,000.  The Highest  Anniversary Value on the Death Benefit Target Date was $80,000;  however,  following the
Death  Benefit  Target  Date,  the Owner made a Purchase  Payment of $15,000  and later had taken a  withdrawal  of $5,000  when the
Account  Value was  $70,000.  The Death  Benefit is equal to the greater of the Highest  Anniversary  Value plus  Purchase  Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value  = $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                                    = $80,000 + $15,000 - $6,786
                                    = $88,214

Basic Death Benefit                 = max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
The following are examples of how the Combination  5% Roll-Up and Highest  Anniversary  Value Death Benefit are calculated.  Each example  assumes an initial  Purchase  Payment of $50,000.  Each example  assumes that there is one Owner who is age 70 on the Issue
Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing  due to positive  market  performance  and that no withdrawals have been made.  On the 7th  anniversary  of the Issue  Date we  receive  due proof of death,  at which  time the  Account  Value is
$75,000;  however,  the Anniversary  Value on the 5th  anniversary of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death Benefit Target Date.  The Roll-Up Value is equal to initial  Purchase  Payment  accumulated at 5% for 6 years, or  $67,005.  The Death  Benefit is equal to the  greatest  of the  Roll-Up  Value,  Highest  Anniversary  Value or the basic  Death
Benefit.  The Death  Benefit  would be the Highest  Anniversary  Value  ($90,000)  because it is greater than both the Roll-Up Value
($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals
Assume that the Owner made a  withdrawal  of $5,000 on the 6th  anniversary  of the Issue Date when the Account  Value was  $45,000.
The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial  Purchase  Payment  accumulated at 5% for 6 years, or
$67,005.  The 5%  Dollar-for-Dollar  Withdrawal  Limit for the 7th annuity  year is equal to 5% of the  Roll-Up  Value as of the 6th anniversary of the Issue Date, or $3,350.  Therefore,  the remaining  $1,650 of the withdrawal  results in a proportional  reduction to the Roll-Up Value.  On the 7th  anniversary  of the Issue Date we receive due proof of death,  at which time the Account Value is
$43,000;  however,  the Anniversary  Value on the 2nd  anniversary of the Issue Date was $70,000.  Assume as well that the Owner has died before the Death Benefit  Target Date.  The Death Benefit is equal to the greatest of the Roll-Up  Value,  Highest  Anniversary
Value or the basic Death Benefit.

Roll-Up Value                       = {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650 / ($45,000 - $3,350)]} * 1.05
                                    = ($63,655 - $2,522) * 1.05
                                    = $64,190

Highest Anniversary Value  = $70,000 - [$70,000 * $5,000 / $45,000]
                                    = $70,000 - $7,778
                                    = $62,222

Basic Death Benefit                 = max [$43,000, $50,000 - ($50,000 * $5,000 / $45,000)]
                                    = max [$43,000, $44,444]
                                    = $44,444

Example with death after Death Benefit Target Date
Assume that the Owner has not made any  withdrawals  prior to the Death  Benefit  Target  Date.  Further  assume that the Owner dies after the Death  Benefit  Target Date,  when the Account Value is $75,000.  The Roll-Up Value on the Death Benefit  Target Date (the
contract  anniversary  on or following the Owner's 80th  birthday) is equal to initial  Purchase  Payment  accumulated  at 5% for 10 years,  or $81,445.  The Highest  Anniversary  Value on the Death  Benefit  Target Date was $85,000;  however,  following  the Death
Benefit  Target  Date,  the Owner made a Purchase  Payment of $15,000  and later had taken a  withdrawal  of $5,000 when the Account
Value was $70,000.  The Death Benefit is equal to the greatest of the Roll-Up Value,  Highest  Anniversary  Value or the basic Death
Benefit as of the Death  Benefit  Target Date;  each  increased by  subsequent  purchase  payments  and reduced  proportionally  for subsequent withdrawals.

Roll-Up Value                       = $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                                    = $81,445 + $15,000 - $6,889
                                    = $89,556

Highest Anniversary Value  = $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                                    = $85,000 + $15,000 - $7,143
                                    = $92,857

Basic Death Benefit                 = max [$75,000, $50,000 + $15,000 - {($50,000 + $15,000) * $5,000 / $70,000}]
                                    = max [$75,000, $60,357]
                                    = $75,000

                                         APPENDIX C - PLUS40(TM)OPTIONAL LIFE INSURANCE RIDER

====================================================================================================================================
American Skandia's Plus40(TM)Optional Life Insurance Rider was offered, in those states where approved, between January 17, 2002 and
May 1, 2003.  The description below of the Plus40(TM)benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40(TM)benefit.
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
The life insurance  coverage  provided under the Plus40(TM)Optional Life Insurance Rider ("Plus40(TM)rider" or the "Rider") is supported by American  Skandia's  general account and is not subject to, or registered as a security under,  either the Securities Act of 1933 or the Investment  Company Act of 1940.  Information  about the Plus40(TM)rider is included as an Appendix to this  Prospectus to help you  understand  the Rider and the  relationship  between the Rider and the value of your Annuity.  It is also included  because you can elect to pay for the Rider with taxable  withdrawals  from your Annuity.  The staff of the  Securities  and Exchange  Commission has not reviewed this  information.  However,  the  information  may be subject to certain  generally  applicable  provisions of the
Federal securities laws regarding accuracy and completeness.
------------------------------------------------------------------------------------------------------------------------------------

The income  tax-free life insurance  payable to your  Beneficiary(ies)  under the Plus40(TM)rider is equal to 40% of the Account Value of your  Annuity  as of the date we  receive  due proof of death,  subject  to certain  adjustments,  restrictions  and  limitations described below.

ELIGIBILITY
The Plus40(TM)rider may be purchased as a rider on your  Annuity.  The Rider must cover those  persons upon whose death the Annuity's death benefit  becomes payable - the Annuity's  owner or owners,  or the Annuitant (in the case of an entity owned Annuity).  If the
Annuity has two Owners,  the Rider's death  benefit is payable upon the first death of such  persons.  If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum  allowable  age to purchase the Plus40(TM)rider is 40; the maximum  allowable age is 75. If the Rider is purchased on two lives,  both persons must meet the age  eligibility  requirements.  The Plus40(TM)rider is not  available to purchasers  who use their
Annuity as a funding  vehicle for a Tax  Sheltered  Annuity (or 403(b)) or as a funding  vehicle for a qualified  plan under Section
401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
|X|      If you die during the first 24 months  following the  effective  date of the Plus40(TM)rider  (generally,  the Issue Date of your  Annuity),  the death  benefit will be limited to the amount of any charges paid for the Rider while it was in effect.
         While we will return the charges you have paid during the  applicable  period as the death benefit,  your  Beneficiary(ies)
         will receive no  additional  life  insurance  benefit from the Plus40(TM)rider if you die within 24 months of its  effective
                          ----------
         date.

|X|      If you make a Purchase  Payment  within 24 months  prior to the date of death,  the  Account  Value used to  determine  the amount of the death  benefit  will be reduced by the amount of such  Purchase  Payment(s).  If we reduce the death  benefit payable  under the Plus40(TM)rider based on this  provision,  we will return 50% of any charges  paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

|X|      If we apply Credits to your Annuity based on Purchase  Payments,  such Credits are treated as Account Value for purposes of determining  the death  benefit  payable under the Plus40(TM)rider.  However,  if Credits were applied to Purchase  Payments made within 24 months  prior to the date of death,  the Account  Value used to  determine  the amount of the death  benefit will be reduced by the amount of such  Credits.  If we reduce the death  benefit  payable  under the Plus40(TM)rider based on this  provision,  we will  return 50% of any  charges  paid for the Rider  based on such  Credits as an  additional  amount included in the death benefit under the Rider.

|X|      If you become  terminally  ill (as  defined in the Rider)  and elect to  receive a portion  of the  Plus40(TM)rider's  death benefit  under the  Accelerated  Death Benefit  provision,  the amount that will be payable under the Rider upon your death will be reduced.  Please refer to the Accelerated Death Benefit provision described below.

|X|      If  charges  for the  Plus40(TM)rider are due and are  unpaid as of the date the death  benefit  is being  determined,  such charges will be deducted from the amount paid to your Beneficiary(ies).

|X|      If the age of any person  covered  under the Plus40(TM)rider is  misstated,  we will adjust any coverage  under the Rider to conform to the facts. For example,  if, due to the  misstatement,  we overcharged you for coverage under the Rider, we will add any  additional  charges  paid to the  amount  payable  to  your  Beneficiary(ies).  If,  due to the  misstatement,  we undercharged  you for coverage  under the Rider,  we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

|X|      On or after an Owner reaches the expiry date of the Rider (the  anniversary  of the Annuity's  Issue Date on or immediately after the 95th  birthday),  coverage  will  terminate.  No charge will be made for an Owner  following  the expiry date. If there are two Owners,  the expiry date applies  separately  to each Owner;  therefore,  coverage may continue for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40(TM)rider is subject to a Maximum  Death  Benefit  Amount  based on the  Purchase  Payments  applied to your  Annuity.  The
Plus40(TM)rider may also be subject to a Per Life Maximum  Benefit  that is based on all amounts  paid under any annuity  contract we
                                                                                                             ---
issue to you under which you have elected the Plus40(TM)rider or similar life insurance coverage.

|X|      The Maximum  Death  Benefit  Amount is 100% of the Purchase  Payments  increasing  at 5% per year  following  the date each
             -------------------------------
         Purchase  Payment is applied to the  Annuity  until the date of death.  If  Purchase  Payments  are  applied to the Annuity within 24 months prior to the date of death,  the Maximum Death Benefit  Amount is decreased by the amount of such Purchase
         Payments.

|X|      The Per Life Maximum Benefit applies to Purchase  Payments  applied to any such annuity  contracts more than 24 months from
             ------------------------
         the date of death that  exceed  $1,000,000.  If you make  Purchase  Payments  in excess of  $1,000,000,  we will reduce the aggregate death benefit  payable under all Plus40(TM)riders,  or similar riders issued by us, based on the combined amount of
         Purchase  Payments in excess of $1,000,000  multiplied by 40%. If the Per Life Maximum Benefit applies,  we will reduce the amount  payable under each  applicable  Plus40(TM)rider on a pro-rata  basis.  If the Per Life Maximum  Benefit  applies upon your death,  we will return any excess  charges that you paid on the portion of your  Account  Value on which no benefit is payable.  The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become  terminally  ill,  you may request  that a portion of the death  benefit  payable  under the Plus40(TM)rider be prepaid instead of being paid to your  Beneficiary(ies)  upon your  death.  Subject to our  requirements  and where  allowed by law, we will make a one time, lump sum payment.  Our  requirements  include proof  satisfactory to us, in writing,  of terminal illness after the
Rider's Effective Date.

The maximum we will pay,  before any  reduction,  is the lesser of 50% of the Rider's  death  benefit or  $100,000.  If you elect to accelerate  payment of a portion of the death benefit under the Plus40(TM)rider,  the amount of the remaining death benefit is reduced by the prepaid amount  accumulating at an annualized  interest rate of 6.0%.  Eligibility for an accelerated  payout of a portion of your Plus40(TM)rider death benefit may be more restrictive than any  medically-related  surrender  provision that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40(TM)RIDER
The Plus40(TM)rider has a current  charge and a guaranteed  maximum  charge.  The current  charge for the Plus40(TM)rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity.  The applicable  percentages  differ based on the attained age,  last birthday of the Owner(s) or Annuitant (in the case of an entity owned  Annuity) as of the date the charge is due. We reserve the right to change the current charge,  at any time,  subject to regulatory  approval where  required.  If there are two Owners,  we calculate  the current  charge that  applies to each Owner  individually  and deduct the combined  amount as the charge for the Rider.  There is no charge  based on a person's  life after  coverage  expires as to that person.  However,  a charge will still apply to the second of two Owners (and  coverage  will  continue for such Owner) if such Owner has not reached the expiry date.

                                           Attained Age                  Percentage of
                                                                         Account Value
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 40-75                       .80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 76-80                       1.60%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 81-85                       3.20%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 86-90                       4.80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 91                         6.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 92                         7.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 93                         8.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 94                         9.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 95                        10.50%
                                   ------------------------------ ----------------------------

The charge for the Plus40(TM)rider may also be subject to a guaranteed  maximum  charge that will apply if the current  charge,  when applied to the Account  Value,  exceeds the  guaranteed  maximum  charge.  The  guaranteed  maximum  charge is based on a charge per
$1,000 of insurance.

We determine the charge for the Rider annually,  in arrears.  We deduct the charge:  (1) upon your death; (2) on each anniversary of the Issue  Date;  (3) on the date that you begin  receiving  annuity  payments;  (4) if you  surrender  your  Annuity  other  than a medically-related  surrender;  or (5) if you  choose to  terminate  the  Rider.  If the Rider  terminates  for any of the  preceding reasons on a date other than the  anniversary  of the  Annuity's  Issue  Date,  the charge will be  prorated.  During the first year after the  Annuity's  Issue Date,  the charge will be prorated  from the Issue Date.  In all  subsequent  years,  the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual  charge  through a redemption  from your  Annuity's  Account Value or through funds other than those within the Annuity.  If you do not elect a method of payment,  we will  automatically  deduct the annual charge from your  Annuity's
Account Value.  The manner in which you elect to pay for the Rider may have tax implications.

|X|      If you elect to pay the charge through a redemption of your Annuity's  Account Value,  the withdrawal  will be treated as a taxable  distribution,  and will  generally  be  subject  to  ordinary  income  tax on the  amount of any  investment  gain withdrawn.  If you are under age 59 1/2,  the  distribution  may also be subject to a 10%  penalty on any gain  withdrawn,  in addition to  ordinary  income  taxes.  We first  deduct the amount of the charge  pro-rata  from the  Account  Value in the variable  investment  options.  We only  deduct the  charge  pro-rata  from the Fixed  Allocations  to the extent  there is insufficient Account Value in the variable investment options to pay the charge.

|X|      If you elect to pay the  charge  through  funds  other  than  those from your  Annuity,  we  require  that  payment be made electronically in U.S. currency through a U.S.  financial  institution.  If you elect to pay the charge through  electronic transfer  of funds and  payment  has not been  received  within 31 days from the due date,  we will  deduct the charge as a redemption from your Annuity, as described above.

TERMINATION
You can terminate  the Plus40(TM)rider at any time.  Upon  termination,  you will be required to pay a pro-rata  portion of the annual charge for the Rider.  The Plus40(TM)rider will terminate  automatically  on the date your Account Value is applied to begin receiving annuity  payments,  on the date you  surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date.  We may also  terminate  the Plus40(TM)rider,  if  necessary,  to comply  with our  interpretation  of the Code and  applicable regulations.  Once terminated, you may not reinstate your coverage under the Plus40(TM)rider.

CHANGES IN ANNUITY DESIGNATIONS
Changes in  ownership  and  annuitant  designations  under the Annuity may result in changes in  eligibility  and charges  under the
Plus40(TM)rider.  These changes may include termination of the Rider.  Please refer to the Rider for specific details.

SPOUSAL ASSUMPTION
A spousal  beneficiary  may elect to assume  ownership  of the  Annuity  instead of taking the  Annuity's  Death  Benefit.  However, regardless  of whether a spousal  beneficiary  assumes  ownership of the Annuity,  the death benefit under the Plus40(TM)rider will be paid despite the fact that the Annuity  will  continue.  The spousal  beneficiary  can apply the death  benefit  proceeds  under the
Plus40(TM)rider to the Annuity as a new Purchase  Payment,  can purchase a new annuity  contract or use the death benefit proceeds for any other  purpose.  Certain  restrictions  may apply to an Annuity that is used as a qualified  investment.  Spousal  beneficiaries may also be eligible to purchase the Plus40(TM)rider,  in which case the Annuity's  Account  Value,  as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION
The  Plus40(TM)rider  was  designed  to  qualify  as a life  insurance  contract  under  the  Code.  As life  insurance,  under  most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an Individual  Retirement  Annuity (IRA),  we consider the Plus40(TM)rider to be outside of your IRA, since  premium for the Rider is paid for either with funds  outside of your Annuity or with  withdrawals  previously  subject to tax and any applicable tax penalty.

We believe  payments under the accelerated  payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free  payments.  To the extent  permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally  ill, or any other  applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

                                                                D-3
                              APPENDIX D - SALE OF THE CONTRACTS TO RESIDENTS OF THE STATE OF NEW YORK

Some of the provisions of the Annuity are different for contracts offered to residents of the State of New York.

GLOSSARY OF TERMS

Annuity  Date:  The date you choose for annuity  payments to commence.  A maximum  Annuity Date may apply.  The Annuity Date may not exceed the first day of the calendar month following the Annuitant's 90th birthday.

MVA: A market  value  adjustment  used in the  determination  of Account  Value of each Fixed  Allocation  on any day other than the
Maturity Date of such Fixed Allocation and thirty days prior thereto.

FEES AND CHARGES

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $30.00
or 2% of your Account Value invested in the variable  investment  options,  whichever is less. This fee will be deducted annually on the  anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year, the fee is deducted at the time of  surrender.  Currently,  the Annual  Maintenance  Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender.  We may increase the Annual  Maintenance Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax  Charges:  Currently,  the State of New York does not impose  such a tax.  However,  we reserve  the right to deduct this charge from  contracts  if the State of New York imposes this type of tax in the future.  We may assess a charge  against the  Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial  Purchase  Payment:  You must make a minimum initial Purchase  Payment of $15,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting" program,  we will accept a lower initial Purchase Payment provided that, the first
Purchase Payment is at least $2,000 and within the first Annuity Year, you make at least $15,000 in total Purchase Payments.

Owner,  Annuitant and Beneficiary  Designations:  For contracts issued in the State of New York, the designation of contingent Owner is not allowed.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
The following condition has been removed:
                                 -------
|X|      A new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
For New York  contracts  you may exercise your right to return the Annuity  within 10 days of receipt of the Annuity.  The amount to be refunded  for New York  contracts  is the Account  Value as of the date we receive  your  request to cancel the  Annuity.  Notice received by mail is effective as of the date of the postmark.  If the Annuity is returned to the agent,  the  effective  date is the date the Annuity is received by the agent.

MANAGING YOUR ACCOUNT VALUE

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
For New York  contracts we require a minimum  amount of $500 in each  Sub-account  you allocate  Account Value to at the time of any allocation or transfer.  For New York  contracts,  a specific  authorization  form MUST be completed  which  authorizes us to accept transfers via phone or through means such as electronic mail.

DO YOU OFFER ANY ASSET ALLOCATION PROGRAMS?
These programs are not available to residents of the State of New York

Guaranteed Return Option (GRO)SM
This benefit is not available to residents of the State of New York.

MVA Formula
The MVA formula is applied  separately  to each Fixed  Allocation  to  determine  the  Account  Value of the Fixed  Allocation  on a
particular date.  The formula is as follows:

                                                        [(1+I) / (1+J)]N/365

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
We will notify you of the  Guarantee  Periods  available as of the date of such  notice,  at least 45 days and not more than 60 days prior to the Maturity  Date. No MVA applies to any amounts  allocated to a particular  Fixed  Allocation if you withdraw all or part of the  Account  Value in such Fixed  Allocation  within 30 days of  maturity.  If you are age 55 or older you may invest in a Fixed
Allocation with a Guarantee Period of five years or less.

ACCESS TO ACCOUNT VALUE

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
The Annuity Date must be the first or the fifteenth  day of a calendar  month and may not be less than one year after the Issue Date of the Annuity.  However, for New York contracts,  if the contract's  accumulated value, at the time of annuitization,  is less than
$2,000,  or would  provide an income,  the initial  amount of which is less than $20 per month,  in lieu of  commencing  the annuity payments, we reserve the right to cancel the Annuity and pay you the total of the Account Value.

For New York contracts the Annuity Date may not exceed the first day of the calendar month following the Annuitant's 90th birthday.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
This benefit is not available to residents of the State of New York.

DEATH BENEFIT

The basic Death Benefit depends on the decedent's age on the date of death:

         If death occurs prior to the decedent's age 85:  The Death Benefit is the greater of:

|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals; and
|X|      The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

         If death occurs after the  decedent's  age 85 or older:  The Death Benefit is the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

Optional Death Benefits

The Enhanced  Beneficiary  Protection  Optional  Death Benefit and the  Combination 5% Roll-up and Highest  Anniversary  Value Death
Benefit are not available to residents of the State of New York.

PLUS40(TM)OPTIONAL LIFE INSURANCE RIDER

This benefit was never available to residents of the State of New York.

TAX CONSIDERATIONS

Minimum Distribution  Requirements and Payment Option: For New York contracts the Minimum  Distribution  provision is only available for  annuities  issued  under  Section  403(b)  of the IRS Code or for IRA's  where  Minimum  Distributions  are  required.  Minimum
Distributions are not available for any other contracts.

STATEMENT OF ADDITIONAL INFORMATION

Modification:  In addition to obtaining  prior approval from the insurance  department of our state of domicile before making such a combination,  substitution,  deletion or addition,  we will also obtain prior approval from the  Superintendent of Insurance for New
York.

Deferral of  Transactions:  If we defer a distribution  or transfer from any Fixed  Allocation or any fixed annuity payment for more than 10 days, we pay interest  using our then current  crediting  rate for this  purpose,  which is not less than 3% per year on the amount deferred.

Misstatement of Age or Sex:
If there has been a misstatement  of the age and/or sex of any person upon whose life annuity  payments or the minimum death benefit are based, we make  adjustments to conform to the facts. As to annuity  payments:  (a) any  underpayments  by us will be remedied on the next payment  following  correction;  (b) any overpayments by us will be charged against future amounts payable by us under your
Annuity;  and (c) as to any annuity  payments,  we shall credit or charge  interest  using our then current  crediting rate for this purpose,  which is not less than 3% and not greater  than 6% interest  per year,  calculated  from the date of any  underpayment  or overpayment to the date actual payment is made.

How We Calculate the Market Value Adjustment
--------------------------------------------

The formula is:

                                   APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED
                                                      OPTIONAL DEATH BENEFITS

If you purchased  your Annuity  before  November 18, 2002 and were not a resident of the State of New York,  the following  optional death benefits were offered:

Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset  federal and state taxes  payable on any taxable  gains in your  Annuity at the time of your death.  Whether  this benefit is appropriate for you may depend on your particular  circumstances,  including other financial resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in addition to the basic Death
Benefit.  If the Annuity has one Owner,  the Owner must be age 75 or less at the time the benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.   the basic Death Benefit described above

     PLUS

2.   50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

"Death  Benefit  Amount"  includes your Account Value and any amounts added to your Account Value under the basic Death Benefit when
------------------------
the Death Benefit is calculated.  Under the basic Death  Benefit,  amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

"Proportional  withdrawals"  are  determined  by  calculating  the  percentage  of your  Account  Value that each  prior  withdrawal
 -------------------------
represented when withdrawn.

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The Enhanced  Beneficiary  Protection  Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
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Please refer to the section  entitled "Tax  Considerations"  for a discussion of special tax  considerations  for purchasers of this benefit.
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NOTE:  You may not elect the Enhanced  Beneficiary  Protection  Optional  Death Benefit if you have elected any other Optional Death
Benefit.

Guaranteed Minimum Death Benefit
If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased.  If the
Annuity has joint Owners, the oldest Owner must be age 80 or less.  If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest
             -------------------------
     of either joint Owner or the Annuitant, if entity owned.

|X|      The Highest  Anniversary  Value  equals the highest of all  previous  "Anniversary  Values" on or before the earlier of the
             ---------------------------
     Owner's date of death and the "Death Benefit Target Date".

|X|      The Anniversary  Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase  Payments
             ------------------
     on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

|X|      A  Proportional  Reduction is a reduction to the value being  measured  caused by a withdrawal,  equaling the percentage of
            -----------------------
     the  withdrawal  as compared to the Account  Value as of the date of the  withdrawal.  For example,  if your  Account  Value is
     $10,000 and you withdraw  $2,000 (a 20% reduction),  we will reduce both your  Anniversary  Value and the amount  determined by
     Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the  Sub-accounts  plus the Interim Value of any Fixed  Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
2.       the sum of all Purchase  Payments minus the sum of all  Proportional  Reductions,  each increasing  daily until the Owner's date of  death  at a rate of  5.0%,  subject  to a limit of 200% of the  difference  between  the sum of all  Purchase
              Payments and the sum of all withdrawals as of the Owner's date of death; and
3.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the Account  Value as of the date we receive in writing  "due proof of death" (an MVA may be  applicable  to amounts in any
              Fixed Allocations); and
2.       the greater of Item 2 & 3 above on the Death  Benefit  Target Date plus the sum of all  Purchase  Payments  less the sum of all Proportional Reductions since the Death Benefit Target Date.

Annuities with joint Owners
For  Annuities  with Joint  Owners,  the Death  Benefit is  calculated as shown above except that the age of the oldest of the Joint
Owners is used to  determine  the Death  Benefit  Target Date.  NOTE:  If you and your spouse own the Annuity  jointly,  we will pay the Death Benefit to the  Beneficiary.  If the sole primary  Beneficiary  is the  surviving  spouse,  then the surviving  spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefit is calculated as shown above except that the age of the Annuitant is used to determine  the Death  Benefit  Target  Date.  Payment of the Death  Benefit is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can  terminate the Enhanced  Beneficiary  Protection  Optional  Death  Benefit and the  Guaranteed  Minimum Death Benefit at any
time. Upon  termination,  you will be required to pay a pro-rata  portion of the annual charge for the benefit.  Both optional Death
Benefits  will  terminate  automatically  on the Annuity  Date.  We may also  terminate  any optional  Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge from your  Account  Value if you elect to purchase  either  optional  Death  Benefit.  The  Enhanced  Beneficiary
Protection  Death  Benefit  costs 0.25% of Account  Value.  The  Guaranteed  Minimum  Death Benefit costs 0.30% of the current Death
Benefit.  The charges for these death  benefits  are  deducted in arrears each Annuity  Year.  No charge  applies  after the Annuity
Date.  We deduct the charge:
1.       on each anniversary of the Issue Date;
2.       when Account Value is transferred to our general account prior to the Annuity Date;
3.       if you surrender your Annuity; and
4.       if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only).

If you  surrender  the  Annuity,  elect to begin  receiving  annuity  payments  or  terminate  the  benefit  on a date other than an anniversary  of the Issue  Date,  the charge  will be  prorated.  During the first year  after the Issue  Date,  the charge  will be prorated from the Issue Date.  In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first deduct the amount of the charge  pro-rata from the Account  Value in the variable  investment  options.  We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient  Account Value in the variable  investment options to pay the charge.  If your Annuity's  Account Value is insufficient to pay the charge,  we may deduct your remaining Account Value and terminate  your  Annuity.  We will notify you if your  Account  Value is  insufficient  to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS
-----------------------

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional Death Benefit is calculated.  Each example assumes that a $50,000 initial  Purchase  Payment is made and that no withdrawals are made prior to the Owner's death.  Each example assumes that  there is one Owner  who is age 50 on the Issue  Date and that all  Account  Value is  maintained  in the  variable  investment options.

Example with market increase
Assume that the Owner's Account Value has been increasing due to positive  market  performance.  On the date we receive due proof of death,  the Account Value is $75,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals, or Account  Value,  which ever is  greater.  Therefore,  the basic  Death  Benefit is equal to  $75,000.  The  Enhanced  Beneficiary
Protection  Optional  Death Benefit is equal to the amount  payable under the basic Death Benefit  ($75,000)  PLUS 50% of the "Death
Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $75,000
         Basic Death Benefit =      $75,000
         Death Benefit Amount =     $75,000 - $50,000 = $25,000

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $75,000 + $12,500 = $87,500

Examples with market decline
Assume that the Owner's  Account Value has been decreasing due to declines in market  performance.  On the date we receive due proof of death,  the  Account  Value is  $45,000.  The  basic  Death  Benefit  is  calculated  as  Purchase  Payments  minus  proportional withdrawals,  or Account  Value,  which ever is greater.  Therefore,  the basic  Death  Benefit is equal to  $50,000.  The  Enhanced
Beneficiary  Protection  Optional Death Benefit is equal to the amount  payable under the basic Death Benefit  ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $40,000
         Basic Death Benefit =      $50,000
         Death Benefit Amount =     $50,000 - $50,000 = $0

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $50,000 + $0 = $50,000

         In this example you would  receive no additional  benefit from  purchasing  the Enhanced  Beneficiary  Protection  Optional
         Death Benefit.

Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the Guaranteed  Minimum Death Benefit is calculated.  Each example  assumes that a $50,000 initial
Purchase  Payment is made and that no  withdrawals  are made prior to the Owner's  death.  Each  example  assumes  that there is one
Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example of market increase
Assume that the Owner's  Account Value has generally been  increasing  due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $90,000.  The Highest  Anniversary Value at the end of any previous period is $72,000.  The
Death Benefit would be the Account Value  ($90,000)  because it is greater than the Highest  Anniversary  Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease
Assume that the Owner's Account Value generally  increased until the fifth  anniversary but generally has been decreasing  since the fifth  contract  anniversary.  On the date we receive due proof of death,  the Account  Value is  $48,000.  The Highest  Anniversary
Value at the end of any previous  period is $54,000.  The Death Benefit  would be the sum of prior  Purchase  Payments  increased by
5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease
Assume that the Owner's  Account Value  increased  significantly  during the first six years  following the Issue Date. On the sixth anniversary  date the Account  Value is  $90,000.  During the seventh  Annuity  Year,  the  Account  Value  increases  to as high as
$100,000 but then  subsequently  falls to $80,000 on the date we receive due proof of death.  The Death Benefit would be the Highest
Anniversary Value at the end of any previous period ($90,000),  which occurred on the sixth anniversary,  although the Account Value was higher  during the  subsequent  period.  The Account Value on the date we receive due proof of death  ($80,000) is lower,  as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

                                               THIS PAGE IS INTENTIONALLY LEFT BLANK.

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                  PLEASE SEND ME A STATEMENT OF  ADDITIONAL  INFORMATION  THAT CONTAINS  FURTHER  DETAILS ABOUT THE
                  AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS ASLII-PROS (05/2004).
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                                       -------------------------------------------------------
                                                          (print your name)

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                                                              (address)

                                       -------------------------------------------------------
                                                        (city/state/zip code)

                                                                NOTES

                                                                NOTES

                                                                NOTES

                                                                NOTES

Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
A Prudential Financial Company                                                               A Prudential Financial Company
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-766-4530                                                                           Telephone: 203-926-1888
http://www.americanskandia.prudential.com                                         http://www.americanskandia.prudential.com

                                                         MAILING ADDRESSES:

                                               AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                           P.O. Box 7040
                                                     Bridgeport, CT 06601-7040

                                                           EXPRESS MAIL:
                                               AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                        One Corporate Drive
                                                         Shelton, CT 06484

                                           Supplement to Prospectus Dated May 1, 2003
                                                  Supplement dated May 1, 2004

     This  Supplement  should be retained  with the May 1, 2003  Prospectus  for your  annuity  contract  issued by American
     Skandia Life Assurance Corporation  ("American Skandia").  If you do not have a May 1, 2003 Prospectus,  please contact
     American Skandia at  1-800-766-4530.  Please be advised that as of May 1, 2004, we are no longer selling any additional contracts  that are  described  in this  prospectus.  Therefore,  please  retain  your May 1, 2003  prospectus  and any supplements  thereto for future  reference as these  documents  will continue to constitute the prospectus to which you can refer.

1.       Appendix A Financial Information about American Skandia is deleted in its entirety.
2.       The "Incorporation of Certain Documents by Reference" section is deleted in its entirety and replaced with the following:
     "American  Skandia  publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information  about American  Skandia that is annually  audited by independent  accountants.  American  Skandia's annual report for the year ended December 31, 2003,  together with  subsequent  periodic  reports that American  Skandia files with the SEC, are  incorporated by reference into this  prospectus.  You can obtain copies,  at no cost, of any and all of this  information,  including the American  Skandia annual report that is not ordinarily  mailed to contract owners, the more current  reports and any  subsequently  filed  documents  at no cost by  contacting  us at American  Skandia -
     Variable  Annuities;  P.O. Box 7040;  Bridgeport,  CT 06601-7040  (Telephone :  203-926-1888).  The SEC file number for
     American  Skandia is  33-44202.  You may read and copy any filings  made by American  Skandia with the SEC at the SEC's
     Public Reference Room at 450 Fifth Street,  Washington,  D.C.  20549-0102.  You can obtain information on the operation of the Public  Reference  Room by calling (202)  942-8090.  The SEC  maintains an Internet site that contains  reports, proxy and information  statements,  and other information  regarding issuers that file  electronically  with the SEC at
     http://www.sec.gov.

                                                                                         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                     One Corporate Drive, Shelton, Connecticut 06484

This Prospectus  describes  American Skandia ApexSM, a flexible premium deferred annuity (the "Annuity") offered by American Skandia
Life  Assurance  Corporation  ("American  Skandia",  "we",  "our" or "us").  The  Annuity  may be offered as an  individual  annuity contract or as an  interest  in a group  annuity.  This  Prospectus  describes  the  important  features of the Annuity and what you should  consider  before  purchasing the Annuity.  We have also filed a Statement of Additional  Information  that is available from us,  without  charge,  upon your  request.  The contents of the Statement of  Additional  Information  are described on page 59. The
Annuity or certain of its  investment  options and/or  features may not be available in all states.  Various rights and benefits may differ between states to meet applicable laws and/or  regulations.  Certain terms are  capitalized in this  Prospectus.  Those terms are either defined in the Glossary of Terms or in the context of the particular section.

====================================================================================================================================
American  Skandia offers several  different  annuities  which your investment  professional  may be authorized to offer to you. Each annuity has different  features and benefits that may be  appropriate  for you based on your financial  situation,  your age and how you intend to use the annuity.  The different features and benefits include variations in death benefit  protection,  the ability to access your  annuity's  account value and the charges that you will be subject to if you choose to surrender  the annuity.  The fees and charges may also be different between each annuity.
====================================================================================================================================

If you are purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should  consider any  surrender or penalty  charges you may incur when  replacing  your  existing  coverage and that this Annuity may be subject to a contingent  deferred  sales charge if you elect to surrender  the Annuity or take a partial  withdrawal.  You should  consider  your need to access the Annuity's Account Value and whether the annuity's liquidity features will satisfy that need.

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This Annuity is frequently  used for  retirement  planning  because it allows you to accumulate  retirement  savings and also offers annuity payment options when you are ready to begin  receiving  income.  The Annuity also offers one or more death benefits that can protect  your  retirement  savings if you die during a period of  declining  markets.  It may be used as an  investment  vehicle for
"qualified"  investments,  including an IRA,  SEP-IRA,  Roth IRA or Tax  Sheltered  Annuity (or  403(b)).  It may also be used as an investment  vehicle  for  "non-qualified"  investments.  The  Annuity  allows  you to  invest  your  money in a number  of  variable investment options as well as in one or more fixed investment options.

When an Annuity is purchased as a  "non-qualified"  investment,  you  generally  are not taxed on any  investment  gains the Annuity earns until you make a  withdrawal  or begin to receive  annuity  payments.  This  feature,  referred to as  "tax-deferral",  can be beneficial to the growth of your Account Value  because money that would  otherwise be needed to pay taxes on investment  gains each year remains invested and can earn additional money.  However,  because the Annuity is designed for long-term  retirement savings, a
10%  penalty  tax may be  applied  on  withdrawals  you make  before  you  reach age 59 1/2.  Annuities  purchased  as a  non-qualified investment  are not subject to the maximum  contribution  limits  that may apply to a qualified  investment,  and are not subject to required minimum distributions after age 701/2.

When an Annuity is purchased as a "qualified"  investment,  you should consider that the Annuity does not provide any tax advantages in addition to the  preferential  treatment  already  available  through your  retirement  plan under the Internal  Revenue Code. An
Annuity may offer  features  and  benefits in addition to  providing  tax  deferral  that other  investment  vehicles may not offer, including  death benefit  protection for your  beneficiaries,  lifetime income  options,  and the ability to make transfers  between numerous  variable  investment  options  offered  under the Annuity.  You should  consult with your  investment  professional  as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

These  annuities are NOT deposits or obligations  of, or issued,  guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S.  government,  the Federal  Deposit  Insurance  Corporation  (FDIC),  the Federal  Reserve Board or any other agency.  An investment in this annuity involves investment risks, including possible loss of value.

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THESE  SECURITIES  HAVE NOT BEEN  APPROVED  OR  DISAPPROVED  BY THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR ANY STATE  SECURITIES
COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES  COMMISSION  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION  TO THE CONTRARY IS A CRIMINAL  OFFENSE.  PLEASE READ THIS  PROSPECTUS AND THE CURRENT  PROSPECTUS FOR THE UNDERLYING
MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
------------------------------------------------------------------------------------------------------------------------------------
                                            FOR FURTHER INFORMATION CALL 1-800-766-4530.
Prospectus Dated: May 1, 2003                                                 Statement of Additional Information Dated: May 1, 2003
ASAPEXPROS- (05/2003)                                                                                                     ASAPEXPROS
PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?

|X|      This Annuity is a "flexible  premium  deferred  annuity." It is called  "flexible  premium"  because you have  considerable flexibility in the timing and amount of premium  payments.  Generally,  investors  "defer"  receiving  annuity payments until after an accumulation period.

|X|      This  Annuity  offers  both  variable  and fixed  investment  options.  If you  allocate  your  Account  Value to  variable investment  options,  the value of your  Annuity  will vary daily to reflect the  investment  performance  of the  underlying investment  options.  Fixed investment  options of different  durations are offered that are guaranteed by us, but may have a
       Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

|X|      The Annuity  features  two  distinct  periods - the  accumulation  period and the payout  period.  During the  accumulation period  your  Account  Value is  allocated  to one or more  investment  options.  The  variable  investment  options,  each a
       Sub-account  of  American  Skandia  Life  Assurance  Corporation  Variable  Account B,  invest in an  underlying  mutual fund portfolio.  Currently,  portfolios  of the following  underlying  mutual funds are being  offered:  American  Skandia  Trust,
       Montgomery Variable Series,  Wells Fargo Variable Trust,  INVESCO Variable Investment Funds, Inc., Evergreen Variable Annuity
       Trust, ProFunds VP, First Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.

|X|      During the payout period,  commonly called  "annuitization,"  you can elect to receive  annuity  payments (1) for life; (2)
       for life with a  guaranteed  minimum  number  of  payments;  (3)  based on joint  lives;  or (4) for a  guaranteed  number of payments.  We currently make annuity payments available on a fixed or variable basis.

|X|      This Annuity  offers a basic Death  Benefit.  It also offers  optional  Death  Benefits  that provide an enhanced  level of protection for your beneficiary(ies) for an additional charge.

|X|      You are allowed to withdraw a limited  amount of money from your  Annuity on an annual  basis  without any  charges.  Other product  features  allow you to access your Account  Value as necessary,  although a charge may apply.  After Annuity Year 4, you are allowed to make unlimited withdrawals from your Annuity without any charges.

|X|      Transfers  between  investment  options are tax-free.  Currently,  you may make twenty  transfers each year free of charge.
       We also  offer  several  programs  that  enable you to manage  your  Account  Value as your  financial  needs and  investment performance change.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity through licensed,  registered  investment  professionals.  You must complete an application and submit a minimum initial  purchase  payment of $10,000.  We may allow you to make a lower  initial  purchase  payment  provided you  establish a bank drafting program under which purchase  payments  received in the first Annuity Year total at least $10,000.  If the Annuity is owned by an individual or  individuals,  the oldest of those  persons must be age 85 or under.  If the Annuity is owned by an entity,  the annuitant must be age 85 or under.

   WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED

APPENDIX E - DESCRIPTION AND CALCULATION OF THE ENHANCED BENEFICIARY PROTECTION OPTIONAL
  DEATH BENEFIT AND THE GUARANTEED MINIMUM DEATH BENEFIT...........................................................................1

                                                         GLOSSARY OF TERMS

Many terms used within this  Prospectus  are described  within the text where they appear.  The  description  of those terms are not repeated in this Glossary of Terms.

Account Value:  The value of each  allocation to a Sub-account or a Fixed  Allocation  prior to the Annuity Date, plus any earnings, and/or less any losses,  distributions  and charges.  The Account Value is  calculated  before we assess any  applicable  Contingent
Deferred Sales Charge ("CDSC") and/or any Annual  Maintenance  Fee. The Account Value is determined  separately for each Sub-account and for each Fixed  Allocation,  and then totaled to determine the Account Value for your entire Annuity.  The Account Value of each
Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Annuitization:  The  application  of Account Value to one of the  available  annuity  options for the  Annuitant to begin  receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An allocation of Account Value that is to be credited a fixed rate of interest for a specified  Guarantee Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim  Value:  The value of a Fixed  Allocation  on any date other  than the  Maturity  Date.  The  Interim  Value is equal to the initial value allocated to the Fixed Allocation plus all interest  credited to the Fixed Allocation as of the date calculated,  less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment  used in the  determination  of Account  Value of each Fixed  Allocation  on a day more than 30 days prior to the Maturity Date of such Fixed Allocation.

Owner: With an Annuity issued as an individual  annuity  contract,  the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.  With an Annuity issued as a certificate  under a group annuity  contract,  the "Owner"
refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender  Value:  The value of your Annuity  available upon surrender  prior to the Annuity Date. It equals the Account Value as of the date we price the  surrender  minus any  applicable  CDSC,  Annual  Maintenance  Fee, Tax Charge and the charge for any optional benefits.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day:  Every day the New York Stock  Exchange is open for trading or any other day the  Securities and Exchange  Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the  Annuity.  Some fees and charges are assessed  against your Annuity  while others are assessed  against  assets  allocated  to the variable  investment  options.  The fees and charges that are assessed  against the
Annuity  include the  Contingent  Deferred  Sales  Charge,  Transfer Fee and Annual  Maintenance  Fee. The charges that are assessed against the variable  investment options are the Insurance Charge,  which is the combination of a mortality and expense risk charge, a charge for  administration  of the  Annuity,  and the charge for any  optional  benefits you elect.  Each  underlying  mutual fund portfolio  assesses a charge for investment  management,  other expenses and with some mutual funds, a 12b-1 charge.  The prospectus for each  underlying  mutual fund  provides more  detailed  information  about the expenses for the  underlying  mutual  funds.  Tax charges  may vary by state and in certain  states,  a premium  tax  charge may be  applicable.  All of these  fees and  charges  are described in more detail within this Prospectus.

The  following  table  provides a summary of the fees and charges you will incur if you  surrender  the Annuity or transfer  Account
Value among investment options.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                   YOUR TRANSACTION FEES AND CHARGES
---------------------------------------------------------------------------------------------------------------------------------------
                                                    (assessed against the Annuity)
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------------------------------------
            FEE/CHARGE                                                        Amount Deducted
----------------------------------- ----------------------------------------------------------------------------------------------------
-----------------------------------
Contingent Deferred Sales Charge*
                                                                                   8.5%
                                         The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the Issue Date of the Annuity.
----------------------------------- ----------------------------------------------------------------------------------------------------
-----------------------------------
Transfer Fee                                                                      $10.00
                                                           (Deducted after the 20th transfer each Annuity Year)
----------------------------------- ----------------------------------------------------------------------------------------------------

*    The following are the Contingent Deferred Sales Charges (as a percentage of each applicable Purchase Payment) upon surrender or withdrawal.

-------- ------ ------ ----- --------
 Yr. 1   Yr. 2  Yr. 3  Yr.   Yrs. 5+
                        4
-------- ------ ------ ----- --------
-------- ------ ------ ----- --------

 8.5%    8.0%   7.0%   6.0%   0.0%
-------- ------ ------ ----- --------

The  following  table  provides a summary of the periodic  fees and charges you will incur while you own the Annuity,  excluding the underlying mutual fund Portfolio annual expenses.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                    YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                            ANNUAL FEES/CHARGES ASSESSED AGAINT THE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $35 or 2% of Account Value
                                                                          (Only applicable if Account Value is less than $100,000)
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS*
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge                                                                     1.25%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge                                                                               0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts**                                     1.40% per year of the value of each Sub-account
--------------------------------------------------------------------- ------------------------------------------------------------------
*    These charges are deducted daily and apply to Variable Investment Options only.
**   The combination of the Mortality and Expense Risk Charges and  Administration  Charge is referred to as the "Insurance  Charge"
elsewhere in this Prospectus.

The following table provides a summary of the fees and charges you will incur if you elect any of the following optional benefits.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
                                     Optional Benefit                                         Optional Benefit    Total Annual Charge*
                                                                                                    Fee/
                                                                                                   Charge
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED RETURN OPTION                                                                                                  1.65%
We offer a program  that  guarantees  a  "return  of  premium"  at a future  date,  while     0.25% of average
allowing you to allocate all or a portion of your Account  Value to the  Sub-accounts  of   daily net assets of
your choice.                                                                                  the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT                                                                             1.65%
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by providing  amounts in addition to the basic Death Benefit that   daily net assets of
can be used to offset  federal  and state  taxes  payable  on any  taxable  gains in your     the Sub-accounts
Annuity at the time of your death.
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by  providing a death  benefit  equal to the greater of the basic   daily net assets of           1.65%
Death Benefit or the Highest Anniversary Value.                                               the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------------------------
Please  refer to the section of the  Prospectus  that  describes  each  optional  benefit for a complete  description  of the  benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------------------------------------------
*  The Total Annual Charge includes the Insurance Charge  assessed against the Annuity.  If you elect more than one optional benefit, the Total Annual Charge includes the charge for each optional benefit.

The  following  table  provides  the range  (minimum  and maximum) of the total  annual  expenses  for the  underlying  mutual funds
("Portfolios")  as of December 31, 2002.  Each figure is stated as a percentage  of the  underlying  Portfolio's  average  daily net assets.

----------------------------------------------------------------------------------------------------------------------------------------
                                               Total Annual Portfolio Operating Expenses
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
                                                                 Minimum                                      Maximum
---------------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
Total Portfolio Operating Expense                                0.14% *                                       3.14%
---------------------------------------------- -------------------------------------------- --------------------------------------------
*    The minimum total annual  portfolio  operating  expenses are those of a Portfolio  that may invest in mutual funds,  which also charge their own operating expenses.  Thus, the total annual portfolio operating expenses may be higher than indicated.

The following are the investment  management  fees, other expenses,  12b-1 fees (if  applicable),  and the total annual expenses for each underlying  mutual fund  ("Portfolio") as of December 31, 2002,  except as noted.  Each figure is stated as a percentage of the underlying  Portfolio's  average daily net assets.  For certain of the  underlying  Portfolios,  a portion of the  management fee is being waived and/or other  expenses are being  partially  reimbursed.  "N/A"  indicates that no portion of the management fee and/or other expenses is being waived and/or  reimbursed.  The "Net Annual  Portfolio  Operating  Expenses"  reflect the combination of the underlying  Portfolio's  investment  management  fee,  other  expenses  and any  12b-1  fees,  net of any fee  waivers  and  expense reimbursements.  The  following  expenses are deducted by the  underlying  Portfolio  before it provides  American  Skandia with the daily net asset  value.  Any  footnotes  about  expenses  appear  after the list of all the  Portfolios.  The  underlying  Portfolio information  was provided by the underlying  mutual funds and has not been  independently  verified by us. See the  prospectuses  or statements of additional  information of the  underlying  Portfolios for further  details.  The current  prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-766-4530.

---------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-mentExpenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
American Skandia Trust: 1
  AST Strong International Equity                     0.88%          0.21%          0.12%         1.21%         0.00%        1.21%
  AST William Blair International Growth              1.00%          0.23%          0.10%         1.33%         0.10%        1.23%
  AST American Century International Growth           1.00%          0.25%          0.00%         1.25%         0.00%        1.25%
  AST DeAM International Equity                       1.00%          0.44%          0.00%         1.44%         0.15%        1.29%
  AST MFS Global Equity                               1.00%          0.41%          0.00%         1.41%         0.00%        1.41%
  AST PBHG Small-Cap Growth                           0.90%          0.22%          0.11%         1.23%         0.00%        1.23%
  AST DeAM Small-Cap Growth                           0.95%          0.20%          0.00%         1.15%         0.15%        1.00%
  AST Federated Aggressive Growth                     0.95%          0.43%          0.00%         1.38%         0.03%        1.35%
  AST Goldman Sachs Small-Cap Value                   0.95%          0.21%          0.11%         1.27%         0.00%        1.27%
  AST Gabelli Small-Cap Value                         0.90%          0.19%          0.01%         1.10%         0.00%        1.10%
  AST DeAM Small-Cap Value                            0.95%          0.53%          0.00%         1.48%         0.33%        1.15%
  AST Goldman Sachs Mid-Cap Growth                    1.00%          0.26%          0.07%         1.33%         0.10%        1.23%
  AST Neuberger Berman Mid-Cap Growth                 0.90%          0.20%          0.06%         1.16%         0.00%        1.16%
  AST Neuberger Berman Mid-Cap Value                  0.90%          0.17%          0.09%         1.16%         0.00%        1.16%
  AST Alger All-Cap Growth                            0.95%          0.19%          0.15%         1.29%         0.00%        1.29%
  AST Gabelli All-Cap Value                           0.95%          0.24%          0.00%         1.19%         0.00%        1.19%
  AST T. Rowe Price Natural Resources                 0.90%          0.23%          0.03%         1.16%         0.00%        1.16%
  AST Alliance Growth                                 0.90%          0.20%          0.03%         1.13%         0.00%        1.13%
  AST MFS Growth                                      0.90%          0.18%          0.10%         1.18%         0.00%        1.18%
  AST Marsico Capital Growth                          0.90%          0.16%          0.04%         1.10%         0.01%        1.09%
  AST Goldman Sachs Concentrated Growth               0.90%          0.15%          0.04%         1.09%         0.06%        1.03%
  AST DeAM Large-Cap Growth                           0.85%          0.23%          0.00%         1.08%         0.10%        0.98%
  AST DeAM Large-Cap Value                            0.85%          0.24%          0.04%         1.13%         0.10%        1.03%
  AST Alliance/Bernstein Growth + Value               0.90%          0.23%          0.00%         1.13%         0.00%        1.13%
  AST Sanford Bernstein Core Value                    0.75%          0.25%          0.00%         1.00%         0.00%        1.00%
  AST Cohen & Steers Realty                           1.00%          0.23%          0.03%         1.26%         0.00%        1.26%
  AST Sanford Bernstein Managed Index 500             0.60%          0.16%          0.08%         0.84%         0.00%        0.84%
  AST American Century Income & Growth                0.75%          0.23%          0.00%         0.98%         0.00%        0.98%
  AST Alliance Growth and Income                      0.75%          0.15%          0.08%         0.98%         0.02%        0.96%
  AST MFS Growth with Income                          0.90%          0.28%          0.01%         1.19%         0.00%        1.19%
  AST INVESCO Capital Income                          0.75%          0.17%          0.03%         0.95%         0.00%        0.95%
  AST DeAM Global Allocation                          0.10%          0.04%          0.00%         0.14%         0.00%        0.14%
  AST American Century Strategic Balanced             0.85%          0.25%          0.00%         1.10%         0.00%        1.10%
  AST T. Rowe Price Asset Allocation                  0.85%          0.26%          0.00%         1.11%         0.00%        1.11%
  AST T. Rowe Price Global Bond                       0.80%          0.26%          0.00%         1.06%         0.00%        1.06%
  AST Federated High Yield                            0.75%          0.19%          0.00%         0.94%         0.00%        0.94%
  AST Lord Abbett Bond-Debenture                      0.80%          0.24%          0.00%         1.04%         0.00%        1.04%
  AST DeAM Bond                                       0.85%          0.23%          0.00%         1.08%         0.15%        0.93%
  AST PIMCO Total Return Bond                         0.65%          0.15%          0.00%         0.80%         0.02%        0.78%
  AST PIMCO Limited Maturity Bond                     0.65%          0.18%          0.00%         0.83%         0.00%        0.83%
  AST Money Market                                    0.50%          0.13%          0.00%         0.63%         0.05%        0.58%

Montgomery Variable Series:
  Emerging Markets                                    1.25%          0.43%           0.00%         1.68%        0.00%        1.68%

Wells Fargo Variable Trust:
  Equity Income                                       0.55%          0.30%          0.25%         1.10%         0.10%        1.00%

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-mentExpenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

INVESCO Variable Investment Funds, Inc.:
  Dynamics                                             0.75%         0.37%           0.00%         1.12%         0.00%        1.12%
  Technology                                           0.75%         0.36%           0.00%         1.11%         0.00%        1.11%
  Health Sciences                                      0.75%         0.32%           0.00%         1.07%         0.00%        1.07%
  Financial Services                                   0.75%         0.34%           0.00%         1.09%         0.00%        1.09%
  Telecommunications                                   0.75%         0.47%           0.00%         1.22%         0.00%        1.22%

Evergreen Variable Annuity Trust:
  Global Leaders                                       0.87%         0.31%           0.00%         1.18%         0.18%        1.00%
  Special Equity                                       0.92%         0.26%           0.00%         1.18%         0.15%        1.03%
  Omega                                                0.52%         0.18%           0.00%         0.70%         0.00%        0.70%

ProFund VP:
  Europe 30                                            0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  Asia 30                                              0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  Japan                                                0.75%         1.06%           0.25%         2.06%         0.08%        1.98%
  Banks                                                0.75%         1.11%           0.25%         2.11%         0.13%        1.98%
  Basic Materials                                      0.75%         1.21%           0.25%         2.21%         0.23%        1.98%
  Biotechnology                                        0.75%         1.16%           0.25%         2.16%         0.18%        1.98%
  Consumer Cyclical                                    0.75%         1.65%           0.25%         2.65%         0.67%        1.98%
  Consumer Non-Cyclical                                0.75%         1.10%           0.25%         2.10%         0.12%        1.98%
  Energy                                               0.75%         1.16%           0.25%         2.16%         0.18%        1.98%
  Financial                                            0.75%         1.14%           0.25%         2.14%         0.16%        1.98%
  Healthcare                                           0.75%         1.14%           0.25%         2.14%         0.16%        1.98%
  Industrial                                           0.75%         1.65%           0.25%         2.65%         0.67%        1.98%
  Internet                                             0.75%         1.04%           0.25%         2.04%         0.06%        1.98%
  Pharmaceuticals                                      0.75%         1.12%           0.25%         2.12%         0.14%        1.98%
  Precious Metals                                      0.75%         0.98%           0.25%         1.98%          N/A         1.98%
  Real Estate                                          0.75%         1.13%           0.25%         2.13%         0.15%        1.98%
  Semiconductor                                        0.75%         1.33%           0.25%         2.33%         0.35%        1.98%
  Technology                                           0.75%         1.27%           0.25%         2.27%         0.29%        1.98%
  Telecommunications                                   0.75%         1.19%           0.25%         2.19%         0.21%        1.98%
  Utilities                                            0.75%         1.17%           0.25%         2.17%         0.19%        1.98%
  Bull                                                 0.75%         0.91%           0.25%         1.91%          N/A         1.91%
  Bear                                                 0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  UltraBull 2                                          0.75%         1.12%           0.25%         2.12%         0.27%        1.85%
  OTC                                                  0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  Short OTC                                            0.75%         0.96%           0.25%         1.96%          N/A         1.96%
  UltraOTC                                             0.75%         1.08%           0.25%         2.08%         0.13%        1.95%
  Mid-Cap Value                                        0.75%         1.25%           0.25%         2.25%         0.27%        1.98%
  Mid-Cap Growth                                       0.75%         1.22%           0.25%         2.22%         0.24%        1.98%
  UltraMid-Cap                                         0.75%         1.36%           0.25%         2.36%         0.38%        1.98%
  Small-Cap Value                                      0.75%         1.45%           0.25%         2.45%         0.47%        1.98%
  Small-Cap Growth                                     0.75%         1.20%           0.25%         2.20%         0.22%        1.98%
  UltraSmall-Cap                                       0.75%         1.15%           0.25%         2.15%         0.17%        1.98%
  U.S. Government Plus                                 0.50%         0.96%           0.25%         1.71%          N/A         1.71%
  Rising Rates Opportunity                             0.75%         1.13%           0.25%         2.13%         0.15%        1.98%

First Defined Portfolio Fund LLC:
  First Trust(R)10 Uncommon Values                     0.60%          2.29%          0.25%         3.14%         1.95%        1.37%

The Prudential Series Fund, Inc.:
SP Jennison International Growth                      0.85%          0.70%          0.25%         1.80%         0.16%        1.64%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

1        The  Investment  Manager of American  Skandia  Trust (the  "Trust") has agreed to  reimburse  and/or waive fees for certain
     Portfolios  until at least April 30, 2004. The caption "Total Annual  Portfolio  Operating  Expenses"  reflects the Portfolios'
     fees and expenses before such waivers and reimbursements,  while the caption "Net Annual Portfolio Operating Expenses" reflects the effect of such waivers and  reimbursements.  The Trust adopted a  Distribution  Plan (the  "Distribution  Plan") under Rule
     12b-1 of the  Investment  Company Act of 1940 to permit an affiliate  of the Trust's  Investment  Manager to receive  brokerage commissions in connection with purchases and sales of securities held by Portfolios of the Trust, and to use these  commissions to promote  the sale of shares of such  Portfolios.  While the  brokerage  commission  rates and  amounts  paid by the  various
     Portfolios  are not  expected  to increase as a result of the  Distribution  Plan,  the staff of the  Securities  and  Exchange
     Commission takes the position that commission  amounts received under the Distribution Plan should be reflected as distribution expenses of the Portfolios.  The Distribution Fee estimates are derived and annualized from data regarding  commission  amounts directed under the Distribution  Plan.  Although there are no maximum amounts  allowable,  actual  commission  amounts directed under the Distribution  Plan will vary and the amounts  directed during the last full fiscal year of the Plan's  operations may differ from the amounts listed in the above chart.
2        Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.

EXPENSE EXAMPLES
These  examples  are  designed to assist you in  understanding  the various  expenses  you may incur with the Annuity  over  certain periods of time based on specific  assumptions.  The examples  reflect the  Contingent  Deferred  Sales Charges  (when  applicable),
Annual  Maintenance Fee (when  applicable),  Insurance  Charge,  and the maximum total annual portfolio  operating  expenses for the underlying  Portfolio  (shown  above),  as well as the charges for the optional  benefits  that are offered  under the Annuity.  The
Securities and Exchange Commission ("SEC") requires these examples.

Below are  examples  showing  what you would pay in  expenses at the end of the stated time  periods  for each  Sub-account  had you invested $10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.

The examples  shown assume that:  (a) you only allocate  Account Value to the  Sub-account  with the maximum total annual  portfolio operating expenses for the underlying  Portfolio (shown above),  not to a Fixed Allocation;  (b) the Insurance Charge is assessed as
1.40% per year; (c) the Annual  Maintenance Fee (when applicable) is reflected as an asset-based  charge based on an assumed average contract  size;  (d) you make no  withdrawals  of Account  Value during the period shown;  (e) you make no  transfers,  withdrawals, surrender or other  transactions for which we charge a fee for during the period shown;  (f) no tax charge applies;  (g) the maximum total annual portfolio  operating  expenses for the underlying  Portfolio  (shown above) are reflected;  and (h) the charge for each optional benefit is reflected as an additional charge equal to 0.25% per year,  respectively,  for the Guaranteed Return Option, the
Enhanced  Beneficiary  Protection and the Highest Anniversary Value Death Benefit.  Amounts shown in the examples are rounded to the nearest dollar.

Expense  Examples  are  provided as follows:  1.) if you  surrender  the  Annuity at the end of the stated time  period;  2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity.

THE EXAMPLES ARE  ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE CONSIDERED A  REPRESENTATION  OF PAST OR FUTURE EXPENSES OF THE UNDERLYING
MUTUAL FUNDS OR THEIR  PORTFOLIOS - ACTUAL  EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT ELECT ALL OF THE OPTIONAL  BENEFITS
AVAILABLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

If your Account Value is less than $100,000, so that the Annual Maintenance Fee does apply.  Please see the description below regarding how the Expense Examples change for Annuities with Account Value greater than $100,000.

If you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        1402                         2346                        2726                       5365
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        552                          1646                        2726                       5365
            ----------------------------- --------------------------- --------------------------- --------------------------

If you do not surrender your contract:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        552                          1646                        2726                       5365
            ----------------------------- --------------------------- --------------------------- --------------------------

------------------------------------------------------------------------------------------------------------------------------------
The Expense  Examples  shown above assume your Account Value is less than $100,000 so that the Annual  Maintenance  Fee applies.  If your Account  Value is greater than  $100,000  such that the Annual  Maintenance  Fee does not apply,  the amounts  indicated in the
Expense Examples shown above would be reduced.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable  investment option is a Sub-account of American Skandia Life Assurance  Corporation  Variable Account B (see "What are
Separate  Accounts" for more detailed  information.)  Each Sub-account  invests  exclusively in one Portfolio.  You should carefully read the prospectus for any Portfolio in which you are interested.  The following chart  classifies each of the Portfolios  based on our  assessment  of their  investment  style (as of the date of this  Prospectus).  The chart also  provides a  description  of each
Portfolio's  investment  objective (in italics) and a short,  summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.

The name of the  advisor/sub-advisor  for each Portfolio  appears next to the description.  Those Portfolios whose name includes the prefix "AST" are Portfolios of American  Skandia Trust.  The investment  manager for AST is American  Skandia  Investment  Services,
Incorporated,  an affiliated company of American Skandia.  However, a sub-advisor,  as noted below, is engaged to conduct day-to-day investment decisions.

The Portfolios are not publicly traded mutual funds.  They are only available as investment  options in variable  annuity  contracts and variable  life  insurance  policies  issued by insurance  companies,  or in some cases,  to  participants  in certain  qualified retirement  plans.  However,  some of the Portfolios  available as Sub-accounts  under the Annuity are managed by the same portfolio advisor or  sub-advisor  as a retail  mutual fund of the same or similar name that the  Portfolio may have been modeled after at its inception.  Certain retail mutual funds may also have been modeled after a Portfolio.  While the  investment  objective and policies of the retail  mutual  funds and the  Portfolios  may be  substantially  similar,  the  actual  investments  will  differ to varying degrees.  Differences  in the  performance  of the funds can be  expected,  and in some cases could be  substantial.  You should not compare the  performance  of a publicly  traded mutual fund with the  performance  of any  similarly  named  Portfolio  offered as a
Sub-account.  Details about the  investment  objectives,  policies,  risks,  costs and management of the Portfolios are found in the prospectuses  for the underlying  mutual funds.  The current  prospectus and statement of additional  information for the underlying
Portfolios can be obtained by calling 1-800-766-4530.

====================================================================================================================================
Effective  close of business June 28, 2002, the AST Goldman Sachs  Small-Cap  Value  portfolio is no longer offered as a Sub-account under the  Annuity,  except as noted below.  Annuity  contracts  with Account  Value  allocated to the AST Goldman  Sachs  Small-Cap
Value  Sub-account  on or before June 28, 2002 may continue to allocate  Account Value and make transfers into the AST Goldman Sachs
Small-Cap  Value  Sub-account,  including any bank drafting,  dollar cost  averaging,  asset  allocation and  rebalancing  programs.
Owners of Annuities  issued after June 28, 2002 will not be allowed to allocate  Account  Value to the AST Goldman  Sachs  Small-Cap
Value Sub-account.
====================================================================================================================================
====================================================================================================================================

====================================================================================================================================
====================================================================================================================================
The AST Goldman Sachs Small-Cap Value  Sub-account may be offered to new Owners at some future date;  however,  at the present time,
American Skandia has no intention to do so.
====================================================================================================================================

Please refer to Appendix B for certain required financial information related to the historical performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST Strong  International  Equity: seeks long-term capital growth by investing in a diversified
     EQUITY         portfolio  of  international  equity  securities  the issuers of which are  considered  to have strong  earnings  momentum.  The  Portfolio  seeks to meet its  objective by  investing,  under normal  market  conditions,  at least 80% of its total  assets in a  diversified  portfolio  of equity  securities  of  companies  located or operating in  developed  non-U.S.  countries  and emerging  markets  of the  world.  The  Sub-advisor  intends  to  focus  on  companies  with an
                    above-average   potential  for  long-term  growth  and  attractive  relative  valuations.   The       Strong Capital
                    Sub-advisor selects companies based on five key factors: growth,  valuation,  management,  risk     Management, Inc.
                    and sentiment.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST William Blair  International  Growth (f/k/a AST Janus  Overseas  Growth):  seeks  long-term
     EQUITY         growth of capital.  The  Portfolio  pursues its  objective  primarily  through  investments  in equity  securities  of issuers  located  outside  the United  States.  The  Portfolio  normally invests at least 80% of its total assets in securities of issuers from at least five  different countries,  excluding the United States.  The Portfolio invests primarily in companies selected
                    for their growth  potential.  Securities are generally  selected  without regard to any defined       William Blair &
                    allocation among countries,  geographic regions or industry sectors, or other similar selection     Company, L.L.C.
                    procedure.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST American Century  International  Growth:  seeks capital growth.  The Portfolio will seek to
      EQUITY        achieve its investment  objective by investing  primarily in equity securities of international companies  that the  Sub-advisor  believes  will  increase  in value  over time.  Under  normal conditions,  the  Portfolio  will  invest at least 65% of its  assets in equity  securities  of issuers from at least three  countries  outside of the United States.  The  Sub-advisor  uses a growth  investment  strategy it developed  that looks for  companies  with earnings and revenue
                    growth.  The  Sub-advisor  will  consider  a  number  of other  factors  in  making  investment     American Century
                    selections,  including the prospects for relative  economic  growth among countries or regions,        Investment
                    economic and political  conditions,  expected inflation rates,  currency exchange  fluctuations     Management, Inc.
                    and tax considerations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  International  Equity:  seeks capital growth.  The Portfolio pursues its objective by investing  at least 80% of the value of its assets in the equity  securities  of  companies  in developed  non-U.S.  countries that are represented in the MSCI EAFE(R)Index. The target of this
  INTER-NATIONAL    Portfolio  is to track the  performance  of the MSCI  EAFE(R)Index  within  4% with a  standard      Deutsche Asset
      EQUITY        deviation  expected of +/- 4%. The  Sub-advisor  considers  a number of factors in  determining     Management, Inc.
                    whether to invest in a stock,  including  earnings growth rate,  analysts'  estimates of future earnings and industry-relative price multiples.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Global Equity:  seeks capital growth.  Under normal circumstances the Portfolio invests
                    at least 80% of its assets in equity securities of U.S. and foreign issuers  (including issuers      Massachusetts
  GLOBAL EQUITY     in developing  countries).  The Portfolio  generally seeks to purchase  securities of companies    Financial Services
                    with relatively large market capitalizations relative to the market in which they are traded.           Company
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST PBHG  Small-Cap  Growth:  seeks  capital  growth.  The  Portfolio  pursues its objective by primarily  investing  at  least  80% of the  value  of its  assets  in  the  common  stocks  of
                    small-sized  companies,  whose market  capitalizations are similar to market capitalizations of     Pilgrim Baxter &
 SMALL CAP GROWTH   the  companies  in the  Russell  2000(R)Index at the time of the  Portfolio's  investment.  The     Associates, Ltd.
                    Sub-advisor  expects to focus primarily on those  securities  whose market  capitalizations  or annual revenues are less than $1billion at the time of purchase.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP GROWTH   AST DeAM  Small-Cap  Growth:  seeks maximum  growth of  investors'  capital from a portfolio of growth  stocks of  smaller  companies.  The  Portfolio  pursues  its  objective,  under  normal circumstances,  by  primarily  investing  at  least  80%  of its  total  assets  in the  equity
                    securities  of  small-sized   companies  included  in  the  Russell  2000  Growth(R)Index.  The
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity     Deutsche Asset
                    securities  which  approximates  the market risk of those  stocks  included in the Russell 2000     Management, Inc.
                    Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    SMALL CAP       AST Federated  Aggressive  Growth:  seeks capital growth.  The Portfolio pursues its investment
     GROWTH         objective by investing in the stocks of small  companies  that are traded on national  security
                    exchanges,  NASDAQ stock  exchange and the  over-the-counter-market.  Small  companies  will be   Federated Investment
                    defined as  companies  with market  capitalizations  similar to  companies  in the Russell 2000   Counseling/Federated
                    Index or the Standard & Poor's  Small Cap 600 Index.  Up to 25% of the  Portfolio's  net assets    Global Investment
                    may be invested in foreign securities, which are typically denominated in foreign currencies.       Management Corp.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs Small-Cap Value:  seeks long-term  capital  appreciation.  The Portfolio will seek its objective through  investments  primarily in equity securities that are believed to be undervalued in the marketplace.  The Portfolio  primarily seeks companies that are small-sized,
                    based on the value of their  outstanding  stock.  The  Portfolio  will  have a  non-fundamental   Goldman Sachs Asset
 SMALL CAP VALUE    policy to invest, under normal circumstances,  at least 80% of the value of its assets in small        Management
                    capitalization  companies.  The 80%  investment  requirement  applies at the time the Portfolio invests  its  assets.  The  Portfolio  generally  defines  small  capitalization  companies  as companies with a capitalization of $5 billion or less.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP VALUE    AST Gabelli Small-Cap Value:  seeks to provide long-term capital growth by investing  primarily in  small-capitalization  stocks  that  appear to be  undervalued.  The  Portfolio  will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in small capitalization  companies.  The 80% investment  requirement applies at the time the  Portfolio  invests  its assets.  The  Portfolio  generally  defines  small  capitalization companies as those with a capitalization  of $1.5 billion or less.  Reflecting a value approach
                    to  investing,  the Portfolio  will seek the stocks of companies  whose current stock prices do        GAMCO
                    not appear to adequately reflect their underlying value as measured by assets,  earnings,  cash     Investors, Inc.
                    flow or business franchises.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP VALUE    AST DeAM Small-Cap Value:  seeks maximum growth of investors'  capital.  The Portfolio  pursues its  objective,  under normal  market  conditions,  by primarily  investing at least 80% of its total assets in the equity  securities of small-sized  companies  included in the Russell 2000(R)
                    Value Index. The Sub-advisor  employs an investment  strategy  designed to maintain a portfolio       Deutsche Asset
                    of equity  securities  which  approximates  the market  risk of those  stocks  included  in the     Management, Inc.
                    Russell 2000(R)Value Index, but which attempts to outperform the Russell 2000(R)Value Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP GROWTH    AST Goldman Sachs Mid-Cap  Growth (f/k/a AST Janus Mid-Cap  Growth):  seeks  long-term  capital   Goldman Sachs Asset
                    growth.  The  Portfolio  pursues its  investment  objective,  by investing  primarily in equity        Management
                    securities selected for their growth potential,  and normally invests at least 80% of the value of its assets in medium capitalization  companies. For purposes of the Portfolio,  medium-sized companies  are those whose market  capitalizations  (measured at the time of  investment)  fall within the range of  companies  in the  Standard & Poor's  MidCap  400 Index.  The  Sub-advisor seeks  to  identify  individual  companies  with  earnings  growth  potential  that  may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP GROWTH    AST Neuberger  Berman Mid-Cap  Growth:  seeks capital growth.  Under normal market  conditions,     Neuberger Berman
                    the Portfolio  primarily invests at least 80% of its net assets in the common stocks of mid-cap        Management Inc.
                    companies.  For purposes of the Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell Midcap(R)Index,  at the time of investment,  are considered mid-cap  companies.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of large-cap companies as well as in small-cap  companies.  The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MID-CAP VALUE    AST Neuberger Berman Mid-Cap Value: seeks capital growth.  Under normal market conditions,  the
                    Portfolio  primarily  invests at least 80% of its net  assets in the  common  stocks of mid-cap companies.  For purposes of the Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of investment  are  considered mid-cap  companies.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of
                    large-cap  companies as well as in small-cap  companies.  Under the Portfolio's  value-oriented    Neuberger Berman
                    investment  approach,  the Sub-advisor looks for well-managed  companies whose stock prices are     Management Inc.
                    undervalued and that may rise in price before other investors realize their worth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      ALL-CAP       AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio invests primarily in equity securities,  such as common or preferred stocks, that are listed on U.S. exchanges or in the  over-the-counter  market.  The Portfolio may invest in the equity  securities of companies
      GROWTH        of all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on        Fred Alger
                    the Sub-advisor's assessment of particular companies and market conditions.                         Management, Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Gabelli  All-Cap  Value:  seeks  capital  growth.  The  Portfolio  pursues its objective by investing primarily in readily marketable equity securities including common stocks,  preferred stocks and  securities  that may be converted at a later time into common stock.  The Portfolio
      ALL-CAP       may invest in the  securities  of companies of all sizes,  and may  emphasize  either larger or
       VALUE        smaller  companies  at a  given  time  based  on the  Sub-advisor's  assessment  of  particular  GAMCO Investors, Inc.
                    companies and market  conditions.  The Portfolio  focuses on companies that appear  underpriced relative  to their  private  market  value  ("PMV").  PMV is the  value  that  the  Portfolio's
                    Sub-advisor believes informed investors would be willing to pay for a company.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST T. Rowe Price Natural  Resources:  seeks  long-term  capital growth  primarily  through the common stocks of companies  that own or develop  natural  resources  (such as energy  products, precious  metals and forest  products)  and other basic  commodities.  The  Portfolio  normally invests  primarily (at least 80% of its total assets) in the common stocks of natural  resource
      SECTOR        companies whose earnings and tangible  assets could benefit from  accelerating  inflation.  The      T. Rowe Price
                    Portfolio looks for companies that have the ability to expand production,  to maintain superior     Associates, Inc.
                    exploration  programs  and  production   facilities,   and  the  potential  to  accumulate  new
                    resources.  At least 50% of Portfolio assets will be invested in U.S. securities,  up to 50% of total assets also may be invested in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance  Growth:  seeks long-term  capital growth.  The Portfolio  invests at least 80% of its total assets in the equity  securities of a limited  number of large,  carefully  selected, high-quality  U.S.  companies  that are judged  likely to  achieve  superior  earnings  growth.
 LARGE CAP GROWTH   Normally,  about 40-60  companies will be  represented in the Portfolio,  with the 25 companies     Alliance Capital
                    most  highly  regarded  by  the  Sub-advisor  usually  constituting  approximately  70%  of the     Management, L.P.
                    Portfolio's  net assets.  An emphasis is placed on identifying  companies  whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and related securities,  such as preferred stocks,  convertible securities and depositary receipts,
                    of companies that the  Sub-advisor  believes offer better than average  prospects for long-term       Massachusetts
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run    Financial Services
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign         Company
                    securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and
                    companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor      Marsico Capital
                    then looks for individual  companies with earnings growth  potential that may not be recognized     Management, LLC
                    by the market at large, a "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs Concentrated  Growth (f/k/a AST JanCap Growth):  seeks growth of capital in a
                    manner  consistent  with  the  preservation  of  capital.   Realization  of  income  is  not  a
                    significant  investment  consideration and any income realized on the Portfolio's  investments, therefore,  will be  incidental to the  Portfolio's  objective.  The Portfolio  will pursue its
 LARGE CAP GROWTH   objective  by investing  primarily  in equity  securities  of  companies  that the  Sub-advisor   Goldman Sachs Asset
                    believes have  potential to achieve  capital  appreciation  over the  long-term.  The Portfolio        Management
                    seeks to achieve  its  investment  objective  by  investing,  under  normal  circumstances,  in approximately  30 - 45 companies  that are  considered by the  Sub-advisor to be positioned for long-term growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  Large-Cap  Growth:  seeks  maximum  growth of capital by  investing  primarily in the growth stocks of larger  companies.  The Portfolio  pursues its objective,  under normal market conditions,  by primarily  investing at least 80% of its total assets in the equity  securities
 LARGE CAP GROWTH   of large-sized  companies  included in the Russell 1000(R)Growth Index. The Sub-advisor  employs      Deutsche Asset
                    an  investment   strategy   designed  to  maintain  a  portfolio  of  equity  securities  which     Management, Inc.
                    approximates  the market risk of those stocks  included in the Russell 1000(R)Growth Index,  but which attempts to outperform the Russell 1000(R)Growth Index through active stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Large-Cap Value (f/k/a AST Janus Strategic Value):  seeks maximum growth of capital by investing  primarily  in the value  stocks of  larger  companies.  The  Portfolio  pursues  its objective,  under normal market conditions, by primarily investing at least 80% of the value of
                    its assets in the equity  securities  of  large-sized  companies  included in the Russell 1000(R)    Deutsche Asset
  LARGE CAP VALUE   Value Index. The Sub-advisor  employs an investment  strategy  designed to maintain a portfolio     Management, Inc.
                    of equity  securities  which  approximates  the market  risk of those  stocks  included  in the
                    Russell  1000(R)Value Index,  but which  attempts to  outperform  the Russell  1000(R)Value Index through active stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance/Bernstein  Growth + Value: seeks capital growth by investing  approximately 50% of its assets in growth  stocks of large  companies and  approximately  50% of its assets in value stocks of large  companies.  The Portfolio will invest primarily in commons tocks of large U.S.
                    companies  included in the Russell  1000(R)Index (the "Russell  1000(R)").  The Russell 1000(R)is a
                    market  capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.
    LARGE CAP       companies.  Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35
      BLEND         companies  primarily from the Russell 1000(R)Growth Index constituting  approximately 50% of the
                    Portfolio's  net assets and 35-50  companies  primarily  from the  Russell  1000(R)Value  Index      Alliance Capital
                    constituting  the  remainder  of  the  Portfolio's  net  assets.   There  will  be  a  periodic     Management, L.P.
                    rebalancing  of each  segment's  assets  to take  account  of market  fluctuations  in order to maintain the approximately equal allocation.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST Sanford  Bernstein Core Value:  seeks  long-term  capital growth by investing  primarily in common stocks.  The  Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities  created when companies
                    are undervalued on the basis of investor  reactions to near-term problems or circumstances even    Sanford C. Bernstein
                    though their long-term  prospects  remain sound. The Sub-advisor  seeks to identify  individual        & Co., LLC
                    companies with earnings growth potential that may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   REAL ESTATE      AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate
      (REIT)        securities.  The  Portfolio  pursues  its  investment  objective  by  investing,  under  normal circumstances,  at least 80% of its net assets in  securities  of real  estate  issuers.  Under normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity
                    securities of real estate companies,  i.e., a company that derives at least 50% of its revenues    Cohen & Steers
                    from the ownership,  construction,  financing, management or sale of real estate or that has at   Capital Management,
                    least  50% of its  assets in real  estate.  Real  estate  companies  may  include  real  estate           Inc.
                    investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Sanford Bernstein Managed Index 500: will invest, under normal circumstances,  at least 80%
                    of its net assets in  securities  included in the Standard & Poor's 500  Composite  Stock Price
                    Index  (the  "S&P(R)500 ").  The  Portfolio  seeks  to  outperform  the S&P 500  through  stock selection  resulting  in  different  weightings  of common  stocks  relative to the index.  The
                    Portfolio will invest  primarily in the common stocks of companies  included in the S&P 500. In seeking  to  outperform  the S&P  500,  the  Sub-advisor  starts  with a  portfolio  of  stocks
  MANAGED INDEX     representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative   Sanford C. Bernstein
                    criteria  that are designed to indicate  whether a particular  stock will  predictably  perform        & Co., LLC
                    better or worse than the S&P 500. Based on these criteria,  the Sub-advisor  determines whether the  Portfolio  should  over-weight,  under-weight  or hold a  neutral  position  in the  stock relative  to the  proportion  of the S&P 500  that  the  stock  represents.  In  addition,  the
                    Sub-advisor  also  may  determine  that  based on the  quantitative  criteria,  certain  equity securities that are not included in the S&P 500 should be held by the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST American  Century Income & Growth:  seeks capital growth with current income as a secondary objective.  The Portfolio  invests  primarily in common stocks that offer potential for capital
      GROWTH        growth,  and may,  consistent  with its  investment  objective,  invest  in stocks  that  offer     American Century
       AND          potential for current income.  The  Sub-advisor  utilizes a quantitative  management  technique        Investment
      INCOME        with a goal of building an equity  portfolio  that  provides  better  returns  than the S&P 500     Management, Inc.
                    Index without taking on significant  additional risk and while  attempting to create a dividend yield that will be greater than the S&P 500 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance Growth and Income:  seeks long-term  growth of capital and income while attempting to avoid excessive  fluctuations in market value. The Portfolio  normally will invest in common
      GROWTH        stocks  (and  securities   convertible  into  common  stocks).  The  Sub-advisor  will  take  a
       AND          value-oriented  approach,  in that it will  try to keep  the  Portfolio's  assets  invested  in     Alliance Capital
      INCOME        securities that are selling at reasonable  valuations in relation to their fundamental business     Management, L.P.
                    prospects.  The  stocks  that the  Portfolio  will  normally  invest in are  those of  seasoned companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Growth with  Income:  seeks long term growth of capital  with a secondary  objective to seek  reasonable  current  income.  Under normal market  conditions,  the Portfolio  invests at least 65% of its net assets in common stocks and related securities,  such as preferred stocks,
      GROWTH        convertible  securities  and  depositary  receipts.  The stocks in which the Portfolio  invests      Massachusetts
       AND          generally  will pay  dividends.  While the Portfolio  may invest in companies of any size,  the    Financial Services
      INCOME        Portfolio  generally  focuses  on  companies  with  larger  market   capitalizations  that  the         Company
                    Sub-advisor  believes have  sustainable  growth  prospects and attractive  valuations  based on current and  expected  earnings  or cash flow.  The  Portfolio  may invest up to 20% of its net assets in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     AST INVESCO Capital Income (f/k/a AST INVESCO Equity Income):  seeks capital growth and current   INVESCO Funds Group,
                    income  while  following  sound  investment  practices.  The  Portfolio  seeks to  achieve  its            Inc.
                    objective by investing in  securities  that are expected to produce  relatively  high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65% of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.  Up to
                    30% of the  Portfolio's  assets may be  invested in equity  securities  that do not pay regular dividends.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
     BALANCED       AST DeAM Global  Allocation:  seeks a high level of total  return by  investing  primarily in a diversified  portfolio  of  mutual  funds.  The  Portfolio  seeks  to  achieve  its  investment objective  by  investing  in  several  other  AST  Portfolios  ("Underlying  Portfolios").  The
                    Portfolio intends its strategy of investing in combinations of Underlying  Portfolios to result in  investment  diversification  that an  investor  could  otherwise  achieve  only by  holding
                    numerous  investments.  The  Portfolio  is  expected  to be  invested  in  at  least  six  such     Deutsche Asset
                    Underlying  Portfolios at any time. It is expected that the  investment  objectives of such AST     Management, Inc.
                    Portfolios will be diversified.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital  growth and  current  income.  The
                    Sub-advisor  intends  to  maintain  approximately  60%  of the  Portfolio's  assets  in  equity
                    securities and the remainder in bonds and other fixed income  securities.  Both the Portfolio's     American Century
     BALANCED       equity and fixed  income  investments  will  fluctuate  in value.  The equity  securities  will        Investment
                    fluctuate  depending on the  performance of the companies that issued them,  general market and     Management, Inc.
                    economic  conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
ASSET ALLOCA-TION   AST T. Rowe Price Asset Allocation:  seeks a high level of total return by investing  primarily in a  diversified  portfolio  of fixed income and equity  securities.  The  Portfolio  normally invests  approximately  60% of its total  assets in equity  securities  and 40% in fixed income securities.  The Sub-advisor  concentrates common stock investments in larger, more established
                    companies,  but the  Portfolio may include small and  medium-sized  companies  with good growth     T. Rowe Price
                    prospects.  The fixed income portion of the Portfolio will be allocated among  investment grade     Associates, Inc.
                    securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   GLOBAL BOND      AST T. Rowe Price Global  Bond:  seeks to provide  high  current  income and capital  growth by investing  in  high-quality  foreign and U.S.  dollar-denominated  bonds.  The  Portfolio  will invest at least 80% of its total  assets in all types of high  quality  bonds  including  those issued  or  guaranteed  by U.S.  or  foreign  governments  or  their  agencies  and by  foreign authorities,  provinces and  municipalities  as well as investment  grade  corporate  bonds and mortgage and  asset-backed  securities of U.S. and foreign  issuers.  The  Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized  through  hedging.  The Portfolio may also invest up to
                    20% of its assets in the aggregate in below  investment-grade,  high-risk bonds ("junk bonds").    T. Rowe Price
                    In addition,  the  Portfolio may invest up to 30% of its assets in  mortgage-backed  (including   International, Inc.
                    derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 HIGH YIELD BOND    AST Federated  High Yield:  seeks high current  income by investing  primarily in a diversified portfolio of fixed income  securities.  The Portfolio will invest at least 80% of its assets in fixed  income  securities  rated BBB and below.  These  fixed  income  securities  may  include
                    preferred  stocks,   convertible  securities,   bonds,   debentures,   notes,  equipment  lease
                    certificates  and equipment trust  certificates.  A fund that invests  primarily in lower-rated
                    fixed  income  securities  will be subject to greater risk and share price  fluctuation  than a     Federated Investment
                    typical  fixed income fund,  and may be subject to an amount of risk that is  comparable  to or        Counseling
                    greater than many equity funds.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST Lord Abbett  Bond-Debenture:  seeks high  current  income and the  opportunity  for capital  Lord, Abbett & Co. LLC appreciation  to produce a high total  return.  To pursue its  objective,  the  Portfolio  will invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities and normally  invests  primarily in high yield and investment grade debt securities, securities  convertible  in common stock and  preferred  stocks.  The  Portfolio  may find good value in high yield  securities,  sometimes  called  "lower-rated  bonds" or "junk  bonds," and frequently  may have more than half of its assets  invested in those  securities.  At least 20%
                    of the  Portfolio's  assets  must be  invested  in any  combination  of  investment  grade debt securities,  U.S.  Government  securities  and cash  equivalents.  The  Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain  a  weighted  average  maturity  in the  range of five to twelve  years,  there are no restrictions  on the overall  Portfolio or on individual  securities.  The Portfolio may invest up to 20% of its net assets in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Bond:  seeks a high level of income,  consistent  with the  preservation  of  capital.
                    Under  normal  circumstances,  the  Portfolio  invests  at least  80% of its  total  assets  in
                    intermediate-term  U.S.  Treasury,   corporate,   mortgage-backed  and  asset-backed,   taxable
       BOND         municipal and tax-exempt  municipal bonds. The Portfolio  invests primarily in investment grade      Deutsche Asset
                    fixed  income  securities  rated  within  the  top  three  rating  categories  of a  nationally     Management, Inc.
                    recognized  rating  organization.  Fixed  income  securities  may be issued by U.S. and foreign corporations or entities including banks and various government entities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Total Return Bond:  seeks to maximize total return  consistent  with  preservation of capital  and  prudent  investment  management.  The  Portfolio  will  invest  in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within a three-  to  six-year  time  frame  based on the     Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MONEY MARKET     AST Money  Market:  seeks high  current  income and  maintain  high  levels of  liquidity.  The
                    Portfolio  attempts to  accomplish  its  objective by  maintaining  a  dollar-weighted  average
                    maturity  of not  more  than 90 days  and by  investing  in  securities  which  have  effective    Wells Capital
                    maturities of not more than 397 days.                                                               Management, Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 EMERGING MARKETS   Montgomery  Variable Series - Emerging  Markets:  seeks long-term capital  appreciation,  under
                    normal  conditions  by investing at least 80% of its total assets in stocks of companies of any    Gartmore Global Asset
                    size based in the world's developing  economies.  Under normal market  conditions,  investments        Management
                    are  maintained  in at least six countries at all times and no more than 35% of total assets in  Trust/Gartmore Global
                    any single one of them.                                                                                 Partners
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.
                    The  Portfolio  pursues its  objective  primarily by  investing in the common  stocks of large, domestic companies with  above-average  return potential based on current market valuations and
                    above-average  dividend income. Under normal market conditions,  the Portfolio invests at least   Wells Fargo Funds
                    80% of its total assets in income producing  equity  securities and in issues of companies with     Management, LLC
                    market capitalizations of $3 billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    INVESCO Variable  Investment  Funds - Dynamics:  seek long-term  capital growth.  The Portfolio   INVESCO Funds Group,
                    invests at least 65% of its assets in common  stocks of mid-sized  companies.  INVESCO  defines           Inc.
                    mid-sized  companies as companies  that are included in the Russell  Midcap Growth Index at the time of purchase,  or if not  included in that Index,  have market  capitalizations  of between
                    $2.5 billion and $15 billion at the time of purchase.  The core of the Portfolio's  investments are in securities of established  companies that are leaders in attractive  growth markets with a history of strong  returns.  The  remainder  of the  Portfolio is invested in  securities  of companies  that show  accelerating  growth,  driven by product  cycles,  favorable  industry or sector  conditions,  and other  factors  that  INVESCO  believes  will  lead to rapid  sales or earnings growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Technology:  seeks capital growth.  The Portfolio normally   INVESCO Funds Group,
                    invests  80% of its net assets in the  equity  securities  and  equity-related  instruments  of          Inc.
                    companies  engaged in  technology-related  industries.  These include,  but are not limited to, various applied technologies, hardware, software, semiconductors,  telecommunications equipment and services and service-related  companies in information  technology.  Many of these products and services are subject to rapid obsolescence,  which may lower market value of the securities of the  companies  in this  sector.  At any given time,  20% of the  Portfolio's  assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds - Health  Sciences:  seeks capital  growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related           Inc.
                    instrumentsof  companies that develop,  produce or distribute  products or services  related to health care. These companies  include,  but are not limited to, medical  equipment or supplies, pharmaceuticals,  biotechnology and healthcare  providers and service  companies.  At any given time, 20% of the Portfolio's assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Financial  Services:  seeks capital growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related          Inc.
                    instruments of companies  involved in the financial  services sector.  These companies include, but are not  limited  to,  banks  (regional  and  money-centers),  insurance  companies  (life,
                    property  and  casualty,  and  multiline),   investment  and  miscellaneous  industries  (asset
                    managers,  brokerage  firms,  and  government-sponsored  agencies)  and  suppliers to financial services  companies.  At any given time,  20% of the  Portfolio's  assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds -  Telecommunications:  seeks  capital  growth and current   INVESCO Funds Group,
                    income.  The  Portfolio  normally  invests 80% of its net assets in the equity  securities  and           Inc.
                    equity-related  instruments  of  companies  engaged in the  design,  development,  manufacture, distribution,  or sale of  communications  services  and  equipment,  and  companies  that  are involved in supplying equipment or services to such companies.  The  telecommunications  sector
                    includes,   but  is  not  limited  to,  companies  that  offer  telephone  services,   wireless
                    communications,  satellite communications,  television and movie programming,  broadcasting and
                    Internet access. Many of these products and services are subject to rapid  obsolescence,  which may lower the market value of the  securities  of the  companies  in this sector.  At any given time, 20% of the Portfolio's assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  GLOBAL EQUITY     Evergreen VA Global Leaders:  seeks to provide  investors with long-term  capital  growth.  The
                    Portfolio  normally  invests as least 65% of its assets in a diversified  portfolio of U.S. and
                    non-U.S.   equity  securities  of  companies  located  in  the  world's  major   industrialized
                    countries.  The Portfolio  will invest in no less than three  countries,  which may include the
                    U.S.,  but may invest more than 25% of its assets in one country.  The  Portfolio  invests only   Evergreen Investment
                    in the best 100  companies,  which are  selected by the  Portfolio's  manager  based on as high   Management Company,
                    return on equity,  consistent  earnings growth,  established  market presence and industries or           LLC
                    sectors with significant growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
 SMALL CAP EQUITY   Evergreen VA Special Equity:  seeks capital  growth.  The Portfolio  normally  invests at least
                    80% of its assets in common  stocks of small  U.S.  companies  (i.e.,  companies  whose  market capitalizations  fall within the range of the Russell  2000(R)Index,  at the time of  purchase).
                    The remaining 20% of the  Portfolio's  assets may be represented by cash or invested in various   Evergreen Investment
                    cash  equivalents.  The Portfolio's  manager selects stocks of companies which it believes have   Management Company,
                    the potential for accelerated growth in earnings and price.                                               LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    Evergreen VA Omega:  seeks long-term capital growth.  The Portfolio invests primarily in common stocks and  securities  convertible  into  common  stocks of U.S.  companies  across all market
                    capitalizations.  The  Portfolio's  managers  employ  a  growth  style  of  equity  management.    Evergreen Investment
                    "Growth" stocks are stocks of companies that the Portfolio's  managers believe have anticipated   Management Company,
                    earnings ranging from steady to accelerated growth.                                                       LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    ProFund  VP  Europe  30:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
      EQUITY        correspond to the daily  performance of the ProFunds  Europe 30 Index.  The ProFunds  Europe 30
                    Index,  created by ProFund  Advisors,  is composed of 30 companies whose principal  offices are located  in Europe  and whose  securities  are  traded on U.S.  exchanges  or on the  NASDAQ as depositary  receipts or ordinary  shares.  The  component  companies in the ProFunds  Europe 30
                    Index are  determined  annually  based upon their U.S.  dollar-traded  volume.  Their  relative weights are determined based on a modified market capitalization method.
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    ProFund VP Asia 30: seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
      EQUITY        to the daily  performance  of the ProFunds Asia 30 Index.  The ProFunds Asia 30 Index,  created by ProFund Advisors,  is composed of 30 of the companies whose principal offices are located in the Asia/Pacific region,  excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as  depository  receipts or  ordinary  shares.  The  component  companies  in the
                    ProFunds Asia 30 Index are  determined  annually  based upon their U.S.  dollar-traded  volume.
                    Their relative weights are determined based on the modified market capitalization method.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Japan: seeks daily investment results,  before fees and expenses, that correspond to the daily  performance  of the Nikkei 225 Stock  Average.  Since the  Japanese  markets are not open when  ProFund VP Japan  values its  shares,  ProFund VP Japan  determines  its  success in
  INTER-NATIONAL    meeting this  investment  objective by comparing its daily return on a given day with the daily   ProFund Advisors LLC
      EQUITY        performance of related  futures  contracts  traded in the United  States.  The Nikkei 225 Stock
                    Average is a price-weighted  index of 225 large,  actively traded Japanese stocks traded on the
                    Tokyo Stock Exchange.  The Index is computed and distributed by the Nihon Keizai Shimbun.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Banks: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
                    the daily  performance  of the Dow Jones U.S.  Banks  Sector  Index.  The Dow Jones U.S.  Banks
                    Index measures the  performance of the banking  industry of the U.S.  equity market.  Component companies  include all  regional  and major U.S.  domiciled  international  banks,  savings and loans, savings banks,  thrifts,  building  associations and societies.  Investment and merchant banks are excluded.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Basic Materials:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S. Basic  Materials  Sector Index.  The
                    Dow Jones U.S. Basic  materials  Sector Index measures the  performance of the basic  materials
      SECTOR        economic sector of the U.S. equity market.  Component  companies are involved in the production   ProFund Advisors LLC
                    of aluminum,  commodity chemicals,  specialty chemicals,  forest products,  non-ferrous metals, paper products, precious metals and steel.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Biotechnology:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Biotechnology  Index. The Dow Jones
                    U.S.  Biotechnology  Index measures the performance of the  biotechnology  industry of the U.S.
                    equity  market.  Component  companies  include  those engaged in genetic  research,  and/or the marketing  and  development  of  recombinant  DNA  products.  Makers  of  artificial  blood and contract biotechnology researchers are also included in the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer Cyclical:  seeks daily investment results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Consumer Cyclical Sector Index. The
                    Dow Jones U.S.  Consumer  Cyclical  Sector  Index  measures  the  performance  of the  consumer cyclical  economic  sector of the U.S. equity market.  Component  companies  include  airlines, auto manufacturers,  auto parts, tires, casinos,  consumer  electronics,  recreational products and services,  restaurants,  lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Consumer  Non-Cyclical:  seeks daily investment  results,  before fees and expenses, that correspond to the daily  performance of the Dow Jones U.S.  Consumer  Non-Cyclical  Sector
                    Index. The Dow Jones U.S.  Consumer  Non-Cyclical  Sector Index measures the performance of the
      SECTOR        consumer  non-cyclical  economic sector of the U.S. equity market.  Component companies include   ProFund Advisors LLC
                    beverage  companies,  consumer service  companies,  durable and non-durable  household  product manufacturers, cosmetic companies, food products and agriculture and tobacco products.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Energy:  seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones U.S. Energy Sector Index.  The Dow Jones U.S. Energy
                    Sector  Index  measures  the  performance  of the  energy  sector  of the U.S.  equity  market.
                    Component  companies include oil drilling  equipment and services,  coal, oil  companies-major, oil companies-secondary,  pipelines, liquid, solid or gaseous fossil fuel producers and service companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Financial:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Financial  Sector  Index.  The Dow
                    Jones U.S.  Financial Sector Index measures the performance of the financial  services economic sector of the U.S.  equity market.  Component  companies  include  regional  banks,  major U.S.
                    domiciled  international banks, full line, life, and property and casualty insurance companies, companies that invest,  directly or indirectly in real estate,  diversified financial companies such  as  Fannie  Mae,  credit  card  insurers,  check  cashing  companies,  mortgage  lenders, investment  advisers and securities  broker-dealers,  investment banks,  merchant banks, online brokers, publicly traded stock exchanges.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Healthcare:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Healthcare  Sector Index.  The Down
                    Jones U.S.  healthcare Sector Index measures the performance of the healthcare  economic sector of the U.S. equity market.  Component  companies  include health care providers,  biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Industrial:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Industrial  Sector Index.  The Dow
                    Jones U.S.  Industrial Sector Index measures the performance of the industrial  economic sector
                    of  the  U.S.  equity  market.   Component   companies   include  building   materials,   heavy
                    construction,  factory  equipment,  heavy machinery,  industrial  services,  pollution control,
                    containers  and  packaging,   industrial  diversified,   air  freight,  marine  transportation,
                    railroads,  trucking,  land-transportation  equipment,  shipbuilding,  transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Internet:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to the daily  performance  of the Dow  Jones  U.S.  Internet  Index.  The Dow  Jones  Composite
                    Internet Index measures the  performance of stocks in the U.S. equity markets that generate the majority  of their  revenues  from the  Internet.  The  Index is  composed  of two  sub-groups:
                    Internet  Commerce - companies that derive the majority of their revenues from providing  goods and/or services through an open network,  such as a web site; and Internet Services - companies that derive the majority of their revenues from  providing  access to the Internet or providing services to people using the Internet.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Pharmaceuticals:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Pharmaceuticals  Sector Index.  The
                    Dow Jones U.S.  Pharmaceuticals Index measures the performance of the pharmaceuticals  industry of the U.S.  equity  market.  Component  companies  include  the  makers  of  prescription  and over-the-counter  drugs, such as aspirin, cold remedies,  birth control pills, and vaccines, as well as companies engaged in contract drug research..
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Precious Metals:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the  Philadelphia  Stock Exchange Gold & Silver Sector
                    Index.  The  Philadelphia  Stock Exchange Gold and Silver Sector Index measures the performance of the gold and  silver  mining  industry  of the global  equity  market.  Component  companies include  companies  involved in the mining and production of gold,  silver,  and other precious metals,  precious  stones and pearls.  The Index does not include  producers  of  commemorative medals and coins that are made of these metals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Real  Estate:  seeks  daily  investment  results,  before  fees and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Real Estate  Index.  The Dow Jones
                    U.S. Real Estate Index measures the  performance of the real estate industry of the U.S. equity
                    market.   Component  companies  include  those  that  invest  directly  or  indirectly  through
      SECTOR        development,   management  or  ownership  of  shopping  malls,  apartment  buildings,   housing   ProFund Advisors LLC
                    developments  and, real estate  investment  trusts ("REITs") that invest in apartments,  office and  retail  properties.  REITs are  passive  investment  vehicles  that  invest  primarily  in income-producing real estate or real estate related loans or interests.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Semiconductor:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Semiconductor  Index. The Dow Jones
                    U.S.  Semiconductor  Index measures the performance of the  semiconductor  industry of the U.S.
                    equity market.  Component  companies are engaged in the production of semiconductors  and other integrated chips, as well as other related products such as circuit boards and motherboards.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Technology:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Technology  Sector Index.  The Dow
                    Jones U.S.  Technology  Sector Index measures the  performance of the technology  sector of the
                    U.S.  equity  market.  Component  companies  include  those  involved in  computers  and office
                    equipment,  software,   communications  technology,   semiconductors,   diversified  technology
                    services and internet services.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Telecommunications:  seeks daily investment results,  before fees and expenses, that   ProFund Advisors LLC
                    correspond to the daily performance of the Dow Jones U.S.  Telecommunications Sector Index. The
                    Dow  Jones  U.S.   Telecommunications   Sector   Index   measures   the   performance   of  the
                    telecommunications  economic  sector of the U.S.  equity market.  Component  companies  include fixed line communications and wireless communications companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Utilities:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Utilities  Sector  Index.  The Dow
                    Jones U.S.  Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market.  Component  companies  include  electric  utilities,  gas utilities and water utilities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
THE PROFUND VP PORTFOLIOS  DESCRIBED  BELOW ARE AVAILABLE AS  SUB-ACCOUNTS  TO ALL ANNUITY  OWNERS.  EACH  PORTFOLIO  PURSUES AN INVESTMENT
STRATEGY THAT SEEKS TO PROVIDE DAILY  INVESTMENT  RESULTS,  BEFORE FEES AND EXPENSES,  THAT MATCH A WIDELY  FOLLOWED  INDEX,  INCREASE BY A
SPECIFIED FACTOR RELATIVE TO THE INDEX,  MATCH THE INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED  FACTOR.  THE
INVESTMENT  STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT  RESULTS OF THE APPLICABLE
INDEX.  IT IS RECOMMENDED  THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL  ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC
OR TACTICAL  ASSET  ALLOCATION  STRATEGY  INVEST IN THESE  PORTFOLIOS.  WE HAVE  ARRANGED THE  PORTFOLIOS  BASED ON THE INDEX ON WHICH IT'S
INVESTMENT STRATEGY IS BASED.
--------------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P 500 Index(R)is a widely used measure of large-cap  U.S. stock market  performance.  It includes a  representative  sample of leading companies in leading  industries.  Companies  are selected for inclusion in the Index by Standard & Poor's(R)for being U.S.  companies  with adequate liquidity, appropriate market capitalization financial viability and public float.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bull: seeks daily investment results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
     S&P 500        the daily performance of the S&P 500(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bear: seeks daily investment results,  before fees and expenses,  that correspond to the inverse  (opposite) of the daily  performance of the S&P 500(R)Index.  If ProFund VP Bear is successful in meeting its objective,  its net asset value should gain  approximately  the same,
     S&P 500        on a  percentage  basis,  as any  decrease  in the S&P 500(R)Index when the Index  declines on a   ProFund Advisors LLC
                    given  day.  Conversely,  its  net  asset  value  should  lose  approximately  the  same,  on a percentage basis, as any increase in the Index when the Index rises on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP UltraBull (f/k/a ProFund VP Bull Plus): seeks daily investment results,  before fees and expenses,  that correspond to twice (200%) the daily  performance of the S&P 500(R)Index. If the ProFund VP UltraBull is  successful  in meeting its  objective,  its net asset value should gain  approximately  twice as much, on a percentage basis, as the S&P 500(R)Index when the Index
     S&P 500        rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as   ProFund Advisors LLC
                    much,  on a percentage  basis,  as the Index when the Index  declines on a given day.  Prior to
                    May 1, 2003,  ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment results that corresponded to one and one-half times the daily performance of the S&P 500(R)Index
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The NASDAQ-100 Index(R)is a market capitalization  weighted index that includes 100 of the largest domestic and international  non-financial companies listed on The NASDAQ Stock Market.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP OTC: seeks daily investment  results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
                    the daily  performance  of the NASDAQ-100  Index(R).  "OTC" in the name of ProFund VP OTC reflers to  securities  that do not  trade on a U.S.  securities  exchange,  as  registered  under  the
                    Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund  VP  Short  OTC:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the inverse  (opposite) of the daily  performance  of the NASDAQ-100  Index(R).  If
                    ProFund VP Short OTC is  successful in meeting its  objective,  its net asset value should gain approximately  the same, on a percentage  basis, as any decrease in the NASDAQ-100  Index(R)when the Index declines on a given day.  Conversely,  its net asset value should lose  approximately the same, on a percentage  basis,  as any increase in the Index when the Index rises on a given day.  "OTC" in the name of  ProFund VP Short OTC  refers to  securities  that do not trade on a
                    U.S. securities exchange, as registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP UltraOTC:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to twice  (200%) the daily  performance  of the NASDAQ-100  Index(R).  If ProFund VP  UltraOTC is
                    successful in meeting its  objective,  its net asset value should gain  approximately  twice as much,  on a percentage  basis,  as the  NASDAQ-100  Index(R)when the Index rises on a given day.
                    Conversely,  its net asset  value  should lose  approximately  twice as much,  on a  percentage basis,  as the Index when the Index  declines  on a given day.  "OTC" in the name of ProFund VP
                    UltraOTC refers to securities that do not trade on a U.S.  securities  exchange,  as registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P MidCap 400 Index(R)is a widely used  measure of  mid-sized  company  U.S.  stock  market  performance.  Companies  are  selected for inclusion  in the Index by  Standard & Poor's(R)for being U.S.  companies  with  adequate  liquidity,  appropriate  market  capitalization, financial viability and public float.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  S&P MIDCAP 400    ProFund VP Mid-Cap  Value:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond  to the  daily  performance  of the  S&P  MidCap  400/Barra  Value  Index(R).  The S&P
                    MidCap400/Barra  Value Index(R)is designed to differentiate  between fast growing  companies and slower  growing or  undervalued  companies.  Standard & Poor's and Barra  cooperate to employ a price-to-book value calculation whereby the market  capitalization of the S&P MidCap 400 Index(R)
                    is divided equally between growth and value.  The index is rebalanced twice per year.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Mid-Cap  Growth:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the S&P MidCap 400/Barra Growth Index(R).  The S&P MidCap
                    400/Barra Growth Index(R)is designed to differentiate  between fast growing companies and slower
  S&P MIDCAP 400    growing  or  undervalued  companies.  Standard  &  Poor's  and  Barra  cooperate  to  employ  a   ProFund Advisors LLC
                    price-to-book value calculation whereby the market  capitalization of the S&P MidCap 400 Index(R)
                    is divided equally between growth and value.  The Index is rebalanced twice per year..
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  UltraMid-Cap:  seeks  daily  investment  results,  before fees and  expenses,  that correspond to twice (200%) the daily  performance  of the S&P MidCap 400 Index(R).  If ProFund VP
                    UltraMid-Cap  is  successful  in  meeting  its  objective,  its net  asset  value  should  gain
  S&P MIDCAP 400    approximately  twice as much,  on a  percentage  basis,  as the S&P MidCap 400 Index(R)when the   ProFund Advisors LLC
                    Index rises on a given day.  Conversely,  its net asset value should lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P SmallCap 600 Index(R)consists of 600 domestic  stocks chosen for market size,  liquidity,  and industry group  representation.  The
Index comprises stocks from the industrial, utility, financial, and transportation sectors.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Value:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P  SmallCap  600/Barra  Value  Index(R).  The S&P
                    SmallCap  600/Barra Value Index(R)is designed to  differentiate  between fast growing  companies and slower growing or undervalued  companies.  Standard & Poor's and Barra cooperate to employ a price-to-book  value  calculation  whereby the market  capitalization  of the S&P  SmallCap 600
                    Index(R)is divided equally between growth and value.  The Index is rebalanced twice per year.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Growth:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P SmallCap  600/Barra  Growth  Index(R).  The S&P
                    SmallCap  600/Barra Growth Index(R)is designed to differentiate  between fast growing companies and slower growing or undervalued  companies.  Standard & Poor's and Barra  cooperate to employ a price-to-book  value calculation  whereby the market  capitalization-of  the S&P SmallCap 600
                    Index(R)is divided equally between growth and value.  The Index is rebalanced twice per year.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

--------------------- ------------------------------------------------------------------------------------------------ ---------------------
       STYLE/                                         INVESTMENT OBJECTIVES/POLICIES                                        PORTFOLIO
        TYPE                                                                                                                 ADVISOR/
                                                                                                                           SUB-ADVISOR
--------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The Russell 2000 Index(R)measures the performance of the 2,000 small companies in the Russell 3000 Index(R)representing  approximately 8% of the total market  capitalization  of the Russell 3000 Index(R),  which in turn  represents  approximately  98% of the investable  U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------------------
--------------------- ------------------------------------------------------------------------------------------------ ---------------------
    RUSSELL 2000      ProFund VP  UltraSmall-Cap:  seeks daily  investment  results,  before fees and expenses,  that  ProFund Advisors LLC correspond  to twice (200%) the daily  performance  of the Russell  2000(R)Index.  If ProFund VP
                      UltraSmall-Cap  is  successful  in meeting  its  objective,  its net asset  value  should  gain approximately  twice as much, on a percentage  basis, as the Russell 2000 Index(R)when the Index rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
--------------------- ------------------------------------------------------------------------------------------------ ---------------------
                      ------------------------------------------------------------------------------------------------ ---------------------
  U.S. GOV'T BOND     ProFund VP U.S.  Government  Plus: seeks daily  investment  results,  before fees and expenses,  ProFund Advisors LLC that  correspond  to one and  one-quarter  times  (125%) the daily  price  movement of the most recently  issued  30-year U.S.  Treasury  Bond ("Long  Bond").  In  accordance  with its stated
                      objective,  the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest  rates  rise.  If  ProFund  VP U.S.  Government  Plus is  successful  in  meeting  its objective,  its net asset value should gain  approximately  one and one-quarter times (125%) as much,  on a  percentage  basis,  as any  daily  increase  in the  Long  Bond  on a  given  day.
                      Conversely,  its net asset value should lose  approximately one and one-quarter (125%) as much, on a percentage basis, as any daily decrease in the Long Bond on a given day.
--------------------- ------------------------------------------------------------------------------------------------ ---------------------
                      ------------------------------------------------------------------------------------------------ ---------------------
  U.S. GOV'T BOND     ProFund VP Rising Rates Opportunity:  seeks daily investment results, before fees and expenses,  ProFund Advisors LLC that correspond to one and one-quarter  times (125%) the inverse  (opposite) of the daily price movement of the most recently  issued Long Bond. In accordance with its stated  objective,  the net asset value of ProFund VP rising Rates  Opportunity  generally  should decrease as interest rates fall. If ProFund VP Rising Rates  Opportunity  is  successful  in meeting its  objective, its net asset value should gain  approximately  one and one-quarter  times (125%) as much, on a percentage  basis, as any daily decrease in the Long Bond on a given day.  Conversely,  its net asset  value  should  lose  approximately  one and  one-quarter  times  (125%)  as  much,  on a percentage basis, as any daily increase in the Long Bond on a given day.
--------------------- ------------------------------------------------------------------------------------------------ ---------------------
--------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------

Each  portfolio of the First Defined  Portfolio Fund LLC invests in the securities of a relatively few number of issuers or in a particular sector of the economy.  Since the assets of each  portfolio are invested in a limited number of issuers or a limited sector of the economy, the net asset value of the portfolio may be more susceptible to a single adverse economic,  political or regulatory occurrence.  Certain of the  portfolios  may also be subject to  additional  market risk due to their  policy of  investing  based on an  investment  strategy  and generally not buying or selling  securities in response to market  fluctuations.  Each  portfolio's  relative lack of diversity and limited ongoing management may subject Owners to greater market risk than other portfolios.

The stock selection date for each of the strategy  Portfolios of the First Defined  Portfolio Fund LLC is on or about December 31st of each year. The holdings for each strategy  Portfolio  will be adjusted  annually on or about  December 31st in accordance  with the  Portfolio's investment  strategy.  At that time,  the  percentage  relationship  among the shares of each issuer held by the Portfolio is  established.
Through the next one-year  period that  percentage  will be  maintained  as closely as  practicable  when the  Portfolio  makes  subsequent purchases and sales of the securities.
--------------------------------------------------------------------------------------------------------------------------------------------
--------------------- ------------------------------------------------------------------------------------------------ ---------------------
     LARGE CAP        First Trust(R)10 Uncommon  Values:  seeks to provide  above-average  capital  appreciation.  The
                      Portfolio  seeks to achieve its  objective  by  investing  primarily  in the ten common  stocks selected by the Investment  Policy Committee of Lehman Brothers Inc.  ("Lehman  Brothers") with the assistance of the Research  Department of Lehman  Brothers which, in their opinion have the
       BLEND          greatest  potential for capital  appreciation  during the next year. The stocks included in the     First Trust
                      Portfolio  are adjusted  annually on or about July 1st in  accordance  with the  selections  of     Advisors L.P.
                      Lehman Brothers.
--------------------- ------------------------------------------------------------------------------------------------ ---------------------

--------------------- ------------------------------------------------------------------------------------------------ ---------------------
       STYLE/                                         INVESTMENT OBJECTIVES/POLICIES                                        PORTFOLIO
        TYPE                                                                                                                 ADVISOR/
                                                                                                                           SUB-ADVISOR
--------------------- ------------------------------------------------------------------------------------------------ ---------------------
                      ------------------------------------------------------------------------------------------------ ---------------------
       INTER-         The  Prudential  Series  Fund,  Inc.  - SP  Jennison  International  Growth:  seeks to  provide
                      long-term   growth  of  capital.   The   Portfolio   pursues  its  objective  by  investing  in
                      equity-related  securities of foreign  issuers that the  Sub-advisor  believes will increase in value over a period of years.  The  Portfolio  invests  primarily  in the common stock of large and  medium-sized  foreign  companies.  Under normal  circumstances,  the Portfolio  invests at least 65% of its total  assets in common  stock of foreign  companies  operating or based in at
  NATIONAL EQUITY     least five different  countries.  The Portfolio  looks  primarily for stocks of companies whose     Prudential
                      earnings are growing at a faster rate than other companies and that have  above-average  growth    Investments LLC/
                      in earnings and cash flow, improving profitability,  strong balance sheets, management strength  Jennison Associates
                      and strong  market  share for its  products.  The  Portfolio  also tries to buy such  stocks at          LLC
                      attractive prices in relation to their growth prospects.
--------------------- ------------------------------------------------------------------------------------------------ ---------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill  Companies,  Inc. and have been licensed for use by American Skandia Investment Services,  Incorporated.  The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and  Standard & Poor's  makes no  representation  regarding  the  advisability  of investing in the
Portfolio.

The First Trust(R)10 Uncommon Values  portfolio is not sponsored or created by Lehman  Brothers,  Inc.  ("Lehman  Brothers").  Lehman
Brothers' only  relationship  to First Trust is the licensing of certain  trademarks  and trade names of Lehman  Brothers and of the
"10 Uncommon  Values" which is  determined,  composed and calculated by Lehman  Brothers  without regard to First Trust or the First
Trust(R)10 Uncommon Values portfolio.

Dow Jones has no  relationship  to the ProFunds VP, other than the  licensing of the Dow Jones sector  indices and its service marks for use in  connection  with the ProFunds VP. The ProFunds VP are not  sponsored,  endorsed,  sold, or promoted by Standard & Poor's or NASDAQ,  and neither  Standard & Poor's nor NASDAQ  makes any  representations  regarding  the  advisability  of investing in the
ProFunds VP.

WHAT ARE THE FIXED INVESTMENT OPTIONS?
We offer fixed  investment  options of  different  durations  during the  accumulation  period.  These  "Fixed  Allocations"  earn a guaranteed  fixed rate of interest for a specified  period of time,  called the "Guarantee  Period." In most states,  we offer Fixed
Allocations  with Guarantee  Periods from 1 to 10 years.  We may also offer special  purpose Fixed  Allocations for use with certain optional  investment  programs.  We guarantee the fixed rate for the entire Guarantee Period.  However,  if you withdraw or transfer
Account Value before the end of the Guarantee  Period,  we will adjust the value of your  withdrawal or transfer based on a formula, called a "Market Value  Adjustment."  The Market Value  Adjustment can either be positive or negative,  depending on the movement of applicable  interest  rates  payable on Strips of the  appropriate  duration.  Please  refer to the section  entitled  "How does the
Market Value  Adjustment  Work?" for a  description  of the formula along with  examples of how it is  calculated.  You may allocate
Account Value to more than one Fixed Allocation at a time.

Fixed  Allocations  may not be available in all states.  Availability  of Fixed  Allocations  is subject to change and may differ by state and by the annuity product you purchase.  Please call American Skandia at  1-800-766-4530  to determine  availability of Fixed
Allocations in your state and for your annuity product.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent  Deferred  Sales Charge:  We do not deduct a sales charge from Purchase  Payments you make to your Annuity.  However,  we may deduct a Contingent  Deferred  Sales Charge or CDSC if you  surrender  your Annuity or when you make a partial  withdrawal.  The
CDSC reimburses us for expenses related to sales and distribution of the Annuity,  including  commissions,  marketing  materials and other  promotional  expenses.  The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable  Annuity Year.  For purposes of  calculating  the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC  decreases  over time,  measured  from the Issue Date of the  Annuity.  The CDSC  percentages  are shown below.

                           ------------------ ------------- ------------- ------------ ------------- -------------

                           YEARS                   1             2             3            4             5+
                           ------------------ ------------- ------------- ------------ ------------- -------------
                           ------------------ ------------- ------------- ------------ ------------- -------------

                           CHARGE (%)             8.5%          8.0%         7.0%          6.0%          0.0%
                           ------------------ ------------- ------------- ------------ ------------- -------------

The CDSC  period is based on the Issue Date of the  Annuity,  not on the date each  Purchase  Payment  is  applied  to the  Annuity.
Purchase  Payments  applied  to the  Annuity  after the Issue  Date do not have  their own CDSC  period.  During  the first four (4)
Annuity  Years,  under certain  circumstances  you can withdraw a limited  amount of Account Value  without  paying a CDSC.  This is referred to as a "Free  Withdrawal."  After four (4)  complete  Annuity  Years,  you can  surrender  your  Annuity or make a partial withdrawal  without a CDSC being  deducted  from the amount being  withdrawn.  Free  Withdrawals  are not treated as a withdrawal of
Purchase  Payments for purposes of calculating  the CDSC on a subsequent  withdrawal or surrender.  Withdrawals  of amounts  greater than the  maximum  Free  Withdrawal  amount are treated as a  withdrawal  of  Purchase  Payments  and will be assessed a CDSC during
Annuity  Years 1 through 4. For purposes of  calculating  the CDSC on a surrender  or a partial  withdrawal,  the Purchase  Payments being withdrawn may be greater than your remaining  Account Value or the amount of your withdrawal  request.  This is most likely to occur if you have made prior withdrawals  under the Free Withdrawal  provision or if your Account Value has declined in value due to negative market performance.

We may  waive  the CDSC  under  certain  medically-related  circumstances  or when  taking a Minimum  Distribution  from an  Annuity purchased  as a  "qualified"  investment.  Free  Withdrawals,  Medically-Related  Surrenders  and  Minimum  Distributions  are  each explained more fully in the section entitled "Access to Your Account Value".

Transfer  Fee:  Currently,  you may make twenty (20) free  transfers  between  investment  options each Annuity Year. We will charge
$10.00 for each  transfer  after the  twentieth in each Annuity  Year.  We do not consider  transfers  made as part of a dollar cost averaging  program when we count the twenty free  transfers.  Transfers made as part of a rebalancing,  market timing or third party investment  advisory  service will be subject to the  twenty-transfer  limit.  However,  all transfers  made on the same day will be treated as one (1)  transfer.  Renewals or transfers of Account Value from a Fixed  Allocation  at the end of its  Guarantee  Period
are not  subject  to the  Transfer  Fee and are not  counted  toward  the twenty  free  transfers.  We may reduce the number of free transfers  allowable  each  Annuity  Year  (subject to a minimum of eight)  without  charging a Transfer  Fee unless you make use of electronic  means to transmit  your  transfer  requests.  We may  eliminate  the  Transfer  Fee for  transfer  requests  transmitted electronically or through other means that reduce our processing costs.

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $35.00
or 2% of your Account Value invested in the variable  investment  options,  whichever is less. This fee will be deducted annually on the  anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year, the fee is deducted at the time of  surrender.  Currently,  the Annual  Maintenance  Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender.  We may increase the Annual  Maintenance Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax  Charges:  Several  states and some  municipalities  charge  premium  taxes or similar  taxes.  The amount of tax will vary from jurisdiction  to  jurisdiction  and is subject to change.  The tax charge  currently  ranges up to 3 1/2%. We generally will deduct the amount of tax payable at the time the tax is imposed,  but may also decide to deduct tax charges from each  Purchase  Payment at the time of a withdrawal  or surrender of your Annuity or at the time you elect to begin  receiving  annuity  payments.  We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance  Charge:  We deduct an  Insurance  Charge  daily  against the average  daily assets  allocated  to the  Sub-accounts.  The
Insurance  Charge is the  combination  of the Mortality & Expense Risk Charge (1.25%) and the  Administration  Charge  (0.15%).  The
total charge is equal to 1.40% on an annual basis.  The Insurance  Charge is intended to compensate  American  Skandia for providing the insurance  benefits under the Annuity,  including the Annuity's  basic death benefit that provides  guaranteed  benefits to your beneficiaries  even if the market  declines  and the risk that persons we  guarantee  annuity  payments to will live longer than our assumptions.  The charge also covers  administrative costs associated with providing the Annuity benefits,  including preparation of the contract,  confirmation  statements,  annual account statements and annual reports, legal and accounting fees as well as various related  expenses.  Finally,  the charge  covers the risk that our  assumptions  about the mortality  risks and expenses  under this
Annuity are  incorrect and that we have agreed not to increase  these  charges over time despite our actual  costs.  We may increase the portion of the total  Insurance  Charge that is deducted for  administrative  costs;  however,  any increase  will only apply to
Annuities issued after the date of the increase.

American  Skandia may make a profit on the Insurance  Charge if, over time,  the actual cost of providing the  guaranteed  insurance obligations  under the Annuity are less than the amount we deduct for the  Insurance  Charge.  To the extent we make a profit on the
Insurance  Charge,  such profit may be used for any other  corporate  purpose,  including  payment of other  expenses  that American
Skandia incurs in promoting, distributing, issuing and administering the Annuity.

The  Insurance  Charge is not deducted  against  assets  allocated  to a Fixed  Allocation.  However,  the amount we credit to Fixed
Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

Optional  Benefits:  If you elect to purchase one or more optional  benefits,  we will deduct an additional  charge on a daily basis from your  Account  Value  allocated  to the  Sub-accounts.  The charge for each  optional  benefit is  deducted  in addition to the
Insurance Charge due to the increased  insurance risk associated with the optional  benefits.  The additional  charge is included in the  daily  calculation  of the Unit  Price for each  Sub-account.  Please  refer to the  section  entitled  "Death  Benefit"  for a description of the charge for each Optional Death Benefit.  Please refer to the section  entitled  "Managing Your Account Value - Do you offer  programs  designed  to  guarantee  a "return  of  premium"  at a future  date?" for a  description  of the charge for the
Guaranteed Return Option.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges directly  against the Portfolios.  However,  each Portfolio  charges a total annual fee comprised of an investment  management  fee,  operating  expenses  and any  distribution  and service  (12b-1)  fees that may apply.  These fees are deducted  daily by each  Portfolio  before it provides  American  Skandia with the net asset value as of the close of business  each day.  More  detailed  information  about fees and  charges  can be found in the  prospectuses  for the  Portfolios.  Please also see
"Service Fees Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted when determining the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge against Account Value allocated to the  Sub-accounts,  we also take into  consideration mortality, expense,  administration,  profit and other factors in determining the interest rates we credit to Fixed Allocations. Any
CDSC or Tax Charge  applies to  amounts  that are taken from the  variable  investment  options or the Fixed  Allocations.  A Market
Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In certain states a tax is due if and when you exercise your right to receive  periodic  annuity  payments.  The amount payable will depend on the applicable  jurisdiction  and on the annuity  payment  option you select.  If you select a fixed payment  option,  the amount of each fixed payment will depend on the Account  Value of your Annuity when you elected to  annuitize.  There is no specific charge  deducted  from these  payments;  however,  the amount of each  annuity  payment  reflects  assumptions  about our  insurance expenses.  If you select a variable  payment option that we may offer,  then the amount of your benefits will reflect changes in the value of your Annuity and will continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate  certain  fees and charges or alter the manner in which the  particular  fee or charge is  deducted.  For example,  we may  reduce  the  amount of the CDSC or the length of time it  applies,  reduce or  eliminate  the amount of the Annual
Maintenance  Fee or reduce the  portion of the total  Insurance  Charge that is deducted  as an  Administration  Charge.  Generally, these types of changes will be based on a reduction to our sales,  maintenance or  administrative  expenses due to the nature of the individual or group  purchasing  the Annuity.  Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities  purchased by an Owner;  (c) the amount of Purchase  Payments or likelihood of additional
Purchase Payments;  and/or (d) other transactions where sales,  maintenance or administrative  expenses are likely to be reduced. We will not discriminate  unfairly between Annuity  purchasers if and when we reduce the portion of the Insurance Charge  attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial  Purchase  Payment:  You must make a minimum initial Purchase  Payment of $10,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial Purchase  Payment provided that,  within the first Annuity Year, you make at least $10,000 in total Purchase Payments.

Where allowed by law,  initial  Purchase  Payments in excess of $1,000,000  require our approval prior to  acceptance.  We may apply certain limitations and/or  restrictions on the Annuity as a condition of our acceptance,  including limiting the liquidity features or the Death Benefit protection provided under the Annuity,  limiting the right to make additional  Purchase Payments,  changing the number of transfers  allowable  under the Annuity or restricting  the  Sub-accounts  that are available.  Other  limitations  and/or restrictions may apply.

Except as noted below,  Purchase  Payments  must be submitted by check drawn on a U.S.  bank, in U.S.  dollars,  and made payable to
American  Skandia.  Purchase  Payments  may also be  submitted  via 1035  exchange  or  direct  transfer  of  funds.  Under  certain circumstances,  Purchase  Payments may be transmitted to American  Skandia via wiring funds through your  investment  professional's broker-dealer  firm.  Additional  Purchase Payments may also be applied to your Annuity under an arrangement  called "bank drafting"
where you  authorize  us to deduct  money  directly  from your bank  account.  We may reject any  payment  if it is  received  in an unacceptable form.  Our acceptance of a check is subject to our ability to collect funds.

Age  Restrictions:  The Owner must be age 85 or under as of the Issue Date of the  Annuity.  If the  Annuity is owned  jointly,  the oldest of the Owners must be age 85 or under on the Issue  Date.  If the Annuity is owned by an entity,  the  Annuitant  must be age
85 or under as of the Issue Date.  You should  consider your need to access your Account  Value and whether the Annuity's  liquidity features  will satisfy that need. If you take a  distribution  prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  The  availability  of certain  optional  benefits may vary based on the age of the Owner on the
Issue Date of the Annuity.

Owner,  Annuitant and Beneficiary  Designations:  On your  Application,  we will ask you to name the Owner(s),  Annuitant and one or more Beneficiaries for your Annuity.

|X|      Owner:  The  Owner(s)  holds all rights  under the  Annuity.  You may name more than one Owner in which case all  ownership
         -----
       rights are held  jointly.  However,  this  Annuity does not provide a right of  survivorship.  Refer to the Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant is the person we agree to make annuity  payments to and upon whose life we continue to make such
         ---------
       payments.  You must name an Annuitant who is a natural  person.  We do not accept a designation  of joint  Annuitants  during the accumulation  period. Where allowed by law, you may name one or more Contingent  Annuitants.  A Contingent Annuitant will become the Annuitant if the Annuitant  dies before the Annuity Date.  Please refer to the discussion of  "Considerations  for
       Contingent Annuitants" in the Tax Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the  person(s) or entity you name to receive the death  benefit.  If no  beneficiary  is
         -----------
       named the death benefit will be paid to you or your estate.

Your right to make  certain  designations  may be limited if your  Annuity is to be used as an IRA or other  "qualified"  investment that is given  beneficial  tax treatment  under the Code.  You should seek  competent tax advice on the income,  estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner,  Annuitant and  Beneficiary  designations  by sending us a request in writing.  Where allowed by law, such changes will be subject to our acceptance.  Some of the changes we will not accept include, but are not limited to:
|X|      a new  Owner  subsequent  to  the  death  of the  Owner  or  the  first  of  any  joint  Owners  to  die,  except  where  a spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary is the surviving spouse unless you elect an alternative  Beneficiary  designation.  Unless you elect an alternative  Beneficiary  designation,  upon the death of either spousal
Owner,  the surviving  spouse may elect to assume  ownership of the Annuity instead of taking the Death Benefit  payment.  The Death
Benefit  that would have been  payable  will be the new  Account  Value of the  Annuity as of the date of due proof of death and any required  proof of a spousal  relationship.  As of the date the  assumption  is effective,  the  surviving  spouse will have all the rights and  benefits  that would be  available  under the Annuity to a new  purchaser  of the same  attained  age.  For  purposes of determining  any future Death Benefit for the beneficiary of the surviving  spouse,  the new Account Value will be considered as the initial Purchase  Payment.  No CDSC will apply to the new Account Value.  However,  any additional  Purchase  Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the surviving spouse is named as a Contingent  Annuitant,  upon the death of the Annuitant, the  surviving  spouse  will  become the  Annuitant.  No Death  Benefit is payable  upon the death of the  Annuitant.  However,  the
Account  Value  of the  Annuity  as of the  date of due  proof of death of the  Annuitant  (and any  required  proof of the  spousal relationship) will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
If after  purchasing  your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel  period.  This is often  referred  to as a  "free-look."  Depending  on the state in which you purchased your Annuity and, in some states,  if you purchased the Annuity as a replacement  for a prior  contract,  the right to cancel period may be ten (10) days,  twenty-one (21) days or longer,  measured from the time that you received your Annuity.  If you return your Annuity during the  applicable  period,  we will refund your current  Account Value plus any tax charge  deducted.  This amount may be higher or lower than your  original  Purchase  Payment.  Where  required by law, we will return your  current  Account
Value or the amount of your  initial  Purchase  Payment,  whichever  is  greater.  The same  rules may apply to an  Annuity  that is purchased as an IRA. In any situation  where we are required to return the greater of your  Purchase  Payment or Account  Value,  we may  allocate  your  Account  Value to the AST Money  Market  Sub-account  during the right to cancel  period  and for a  reasonable additional amount of time to allow for delivery of your Annuity.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The  minimum  amount  that we accept as an  additional  Purchase  Payment  is $100  unless you  participate  in  American  Skandia's
Systematic  Investment Plan or a periodic  purchase  payment  program.  We will allocate any additional  Purchase  Payments you make according to your most recent allocation instructions, unless you request new allocations when you submit a new Purchase Payment.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your Annuity by  authorizing  us to deduct money directly from your bank account and
              ----------
applying it to your  Annuity.  This type of program is often called "bank  drafting".  We call our bank drafting  program  "American
Skandia's  Systematic  Investment  Plan."  Purchase  Payments  made  through  bank  drafting  may only be  allocated to the variable investment  options when applied.  Bank  drafting  allows you to invest in your Annuity with a lower initial  Purchase  Payment,  as long as you  authorize  payments  that will equal at least  $10,000  during the first 12 months of your  Annuity.  We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable  financial  institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified  investments.  If your employer  sponsors such a program, we may agree to accept periodic  Purchase  Payments through a salary  reduction  program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $10,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial Purchase  Payment:  Once we accept your  application,  we invest your net Purchase Payment in the Annuity.  The net Purchase
Payment is your initial  Purchase  Payment minus any tax charges that may apply.  On your  application we ask you to provide us with instructions  for  allocating  your Account  Value.  You can allocate  Account Value to one or more variable  investment  options or
Fixed Allocations.

In those  states  where we are  required  to return your  Purchase  Payment if you  exercise  your right to return the  Annuity,  we initially  allocate  all  amounts  that  you  choose  to  allocate  to the  variable  investment  options  to the AST  Money  Market
Sub-account.  At the end of the  right to cancel  period  we will  reallocate  your  Account  Value  according  to your most  recent allocation  instructions.  Where permitted by law, we will allocate your Purchase Payments  according to your initial  instructions, without  temporarily  allocating  to the AST Money Market  Sub-account.  To do this,  we will ask that you execute our form called a
"return  waiver" that authorizes us to allocate your Purchase  Payment to your chosen  Sub-accounts  immediately.  If you submit the
"return  waiver" and then decide to return your Annuity  during the right to cancel  period,  you will receive your current  Account
Value which may be more or less than your initial Purchase Payment (see "May I Return the Annuity if I Change my Mind?").

Subsequent  Purchase  Payments:  We will allocate any additional  Purchase  Payments you make  according to your current  allocation instructions.  If any rebalancing or asset  allocation  programs are in effect,  the allocation  should conform with such a program.
We assume that your current  allocation  instructions  are valid for subsequent  Purchase  Payments until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation period you may transfer Account Value between investment  options.  Transfers are not subject to taxation on any gain.  We  currently  limit the  number of  Sub-accounts  you can  invest in at any one time to twenty  (20).  However,  you can invest in an unlimited  number of Fixed  Allocations.  We may require a minimum of $500 in each  Sub-account  you  allocate  Account
Value to at the time of any  allocation  or transfer.  If you request a transfer  and, as a result of the  transfer,  there would be less than $500 in the Sub-account,  we may transfer the remaining  Account Value in the Sub-account pro rata to the other investment options to which you transferred.

We may  impose  specific  restrictions  on  financial  transactions  for  certain  Portfolios  based on the  Portfolio's  investment restrictions.  Currently,  any purchase,  redemption or transfer  involving the ProFunds VP  Sub-accounts  must be received by us no later than one hour prior to any announced closing of the applicable  securities exchange (generally,  3:00 p.m. Eastern time) to be processed on the current  Valuation  Day. The "cut-off"  time for such  financial  transactions  involving a ProFunds VP Sub-account will be  extended  to1/2hour  prior to any  announced  closing  (generally,  3:30  p.m.  Eastern  time) for  transactions  submitted electronically through American Skandia's Internet website (www.americanskandia.com).

Currently,  we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year,  including transfers made as part of any rebalancing,  market timing,  asset allocation or similar program which you have authorized.  Transfers made as part of a dollar cost  averaging  program do not count toward the twenty free  transfer  limit.  Renewals or transfers of Account  Value from a Fixed
Allocation at the end of its Guarantee  Period are not subject to the transfer  charge.  We may reduce the number of free  transfers allowable  each  Annuity Year  (subject to a minimum of eight)  without  charging a Transfer  Fee unless you make use of  electronic means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically or through other means that reduce our processing costs.

We reserve the right to limit the number of  transfers  in any Annuity  Year for all  existing  or new Owners.  We also  reserve the right to limit the number of  transfers in any Annuity  Year or to refuse any  transfer  request for an Owner or certain  Owners if:
(a) we believe that excessive  trading or a specific  transfer request or group of transfer  requests may have a detrimental  effect on Unit Values or the share prices of the  Portfolios;  or (b) we are informed by one or more of the Portfolios that the purchase or redemption  of shares must be  restricted  because of  excessive  trading or a specific  transfer or group of transfers is deemed to have a detrimental  effect on the share prices of affected  Portfolios.  Without  limiting the above, the most likely scenario where either of the above could occur would be if the aggregate  amount of a trade or trades  represented a relatively large proportion of the total assets of a particular  Portfolio.  Under such a circumstance,  we will process  transfers  according to our rules then in effect and provide  notice if the  transfer  request was denied.  If a transfer  request is denied,  a new  transfer  request may be required.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation  period.  Dollar Cost Averaging  allows you to  systematically  transfer an amount  each month from one  investment  option to one or more other  investment  options.  You can choose to  transfer  earnings only,  principal  plus  earnings  or a flat  dollar  amount.  Dollar  Cost  Averaging  allows you to invest  regularly  each  month, regardless  of the current unit value (or price) of the  Sub-account(s)  you invest in. This enables you to purchase more units when the market  price is low and fewer  units  when the market  price is high.  This may  result in a lower  average  cost of units over time.  However,  there is no guarantee that Dollar Cost  Averaging will result in a profit or protect  against a loss in a declining market.  We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable  investment  options or Fixed  Allocations.  Dollar Cost Averaging from Fixed  Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal  plus  earnings.  If  transferring  principal  plus  earnings,  the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE:  When a Dollar Cost Averaging  program is established  from a Fixed  Allocation,  the fixed rate of interest we credit to your
Account  Value is applied to a declining  balance due to the  transfers of Account  Value to the  Sub-accounts  during the Guarantee
Period.  This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation  period,  we offer automatic  rebalancing  among the variable  investment  options you choose.  You can choose to have your Account  Value  rebalanced  quarterly,  semi-annually,  or annually.  On the  appropriate  date,  your  variable investment  options are  rebalanced  to the  allocation  percentages  you request.  For example,  over time the  performance  of the variable  investment  options will differ,  causing your percentage  allocations to shift. With automatic  rebalancing,  we transfer the appropriate amount from the "overweighted"  Sub-accounts to the  "underweighted"  Sub-accounts to return your allocations to the percentages  you request.  If you request a transfer  from or into any variable  investment  option  participating  in the automatic rebalancing  program,  we will assume that you wish to change your rebalancing  percentages as well, and will  automatically  adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum  Account Value of at least $10,000 to enroll in automatic  rebalancing.  All  rebalancing  transfers made on the same day as part of an automatic  rebalancing  program are considered as one transfer when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two different  programs for investors who wish to invest in the variable  investment  options but also wish to protect their  principal,  at least as of a specific date in the future.  You may not want to use either of these  programs if you expect to begin taking annuity payments before the program would be completed.

Balanced Investment Program
We offer a balanced  investment  program where a portion of your Account Value is allocated to a Fixed  Allocation and the remaining
Account  Value is  allocated  to the  variable  investment  options  that you  select.  When you enroll in the  Balanced  Investment
Program,  you choose the duration that you wish the program to last.  This  determines the duration of the Guarantee  Period for the
Fixed  Allocation.  Based on the fixed rate for the  Guarantee  Period  chosen,  we calculate the portion of your Account Value that must be allocated to the Fixed  Allocation to grow to a specific  "principal  amount" (such as your initial  Purchase  Payment).  We determine  the amount based on the rates then in effect for the Guarantee  Period you choose.  If you continue the program until the end of the Guarantee  Period and make no withdrawals or transfers,  at the end of the Guarantee  Period,  the Fixed  Allocation will have grown to equal the  "principal  amount".  Withdrawals or transfers  from the Fixed  Allocation  before the end of the Guarantee
Period will  terminate the program and may be subject to a Market Value  Adjustment.  You can transfer the Account Value that is not allocated to the Fixed  Allocation  between any of the Sub-accounts  available under the Annuity.  Account Value you allocate to the variable  investment options is subject to market  fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

         Example
         Assume  you invest  $100,000.  You  choose a 10-year  program  and  allocate  a portion  of your  Account  Value to a Fixed
         Allocation  with a 10-year  Guarantee  Period.  The rate for the  10-year  Guarantee  Period is 5.33%*.  Based on the fixed interest rate for the Guarantee  Period chosen,  the factor is 0.594948 for determining how much of your Account Value will be  allocated  to the Fixed  Allocation.  That  means  that  $59,495  will be  allocated  to the Fixed  Allocation  and the remaining  Account Value  ($41,505)  will be allocated to the variable  investment  options.  Assuming that you do not make any  withdrawals  from the Fixed  Allocation,  it will grow to $100,000 at the end of the  Guarantee  Period.  Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*        The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

Guaranteed Return Option (GRO)SM
We also offer a seven-year  program  where we monitor your Account Value daily and  systematically  transfer  amounts  between Fixed
Allocations and the variable  investment  options you choose.  American Skandia guarantees that at the end of the seventh (7th) year from  commencement  of the program (or any program  restart date),  you will receive no less than your Account Value on the date you elected to  participate  in the program  ("commencement  value").  On the program  maturity date, if your Account Value is below the commencement  value,  American  Skandia will apply additional  amounts to your Annuity so that it is equal to commencement  value or your  Account  Value on the date you elect to restart the program  duration.  Any amounts  added to your  Annuity will be applied to the AST Money Market Sub-account,  unless you provide us with alternative  instructions.  We will notify you of any amounts added to your Annuity  under the program.  We do not consider  amounts  added to your Annuity to be  "investment  in the contract" for income tax purposes.

Account Value is only  transferred  to and  maintained in Fixed  Allocations  to the extent we, in our sole  discretion,  deem it is
                 ----
necessary to support our  guarantee  under the program.  This differs  from the Balanced  Investment  Program  where a set amount is allocated to a Fixed Allocation  regardless of the performance of the underlying  Sub-accounts.  With the Guaranteed  Return Option, your  Annuity  is able to  participate  in the  upside  potential  of the  Sub-accounts  while  only  transferring  amounts to Fixed
Allocations  to  protect  against  significant  market  downturns.   NOTE:  If  a  significant  amount  of  your  Account  Value  is systematically  transferred to Fixed  Allocations  during prolonged  market declines,  less of your Account Value may be immediately available to participate in the upside potential of the Sub-accounts if there is a subsequent market recovery.

Each business day we monitor the  performance of your Account Value to determine  whether it is greater than,  equal to or below our
"reallocation  trigger",  described  below.  Based on the  performance  of the  Sub-accounts  in which you choose to  allocate  your
Account  Value  relative  to the  reallocation  trigger,  we may  transfer  some or all of  your  Account  Value  to or from a Fixed
Allocation.  You have  complete  discretion  over the  allocation  of your  Account  Value that  remains  allocated  in the variable investment options.  However, we reserve the right to restrict certain Portfolios if you participate in the program.

|X|      Account  Value  greater than or equal to  reallocation  trigger:  Your Account  Value in the  variable  investment  options remains allocated according to your most recent  instructions.  If a portion of Account Value was previously allocated to a Fixed  Allocation,  those amounts may be transferred  from the Fixed  Allocation and re-allocated to the variable investment options pro-rata according to your current allocations.  A Market Value Adjustment will apply.

|X|      Account  Value  below  reallocation  trigger:  A portion  of your  Account  Value in the  variable  investment  options  is transferred  to a new  Fixed  Allocation.  These  amounts  are  transferred  on a  pro-rata  basis  from the  variable investment  options.  The new Fixed  Allocation  will have a Guarantee  Period equal to the remaining  duration in the
              Guaranteed  Return  Option.  The Account  Value  applied to the new Fixed  Allocation  will be credited with the fixed interest rate then being  applied to a new Fixed  Allocation  of the next higher  yearly  duration.  The Account Value will remain invested in the Fixed Allocation  until the maturity date of the program unless,  at an earlier date, your
              Account  Value is at or above the  reallocation  trigger and amounts can be  transferred  to the  variable  investment options (as described above) while maintaining the guarantee protection under the program.

American  Skandia uses an allocation  mechanism  based on  assumptions  of expected and maximum  market  volatility to determine the reallocation  trigger.  The allocation  mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose.  American  Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its discretion,  subject to regulatory  approval where required.  Any change to the allocation  mechanism and/or the reallocation trigger will only apply to programs that begin after the change is effective.

Program Termination
The Guaranteed  Return Option will  terminate on its maturity  date. You can elect to participate in a new Guaranteed  Return Option or re-allocate  your Account Value at that time.  Upon  termination,  any Account Value allocated to the Fixed  Allocations  will be transferred to the AST Money Market Sub-account, unless you provide us with alternative instructions.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      You may  terminate  the  Guaranteed  Return  Option at any time.  American  Skandia  does not provide any  guarantees  upon termination of the program.
|X|      Withdrawals  from your  Annuity  while the  program is in effect  will reduce the  guaranteed  amount  under the program in proportion  to your Account Value at the time of the  withdrawal.  Withdrawals  will be subject to all other  provisions of the
     Annuity, including any Contingent Deferred Sales Charge or Market Value Adjustment that would apply.
|X|      Additional  Purchase  Payments  applied  to the  Annuity  while the  program  is in effect  will only  increase  the amount guaranteed; however, all or a portion of any additional Purchase Payments may be allocated to the Fixed Allocations.
|X|      Annuity Owners cannot transfer Account Value to or from a Fixed  Allocation  while  participating in the program and cannot participate  in any dollar cost  averaging  program  that  transfers  Account  Value from a Fixed  Allocation  to the  variable investment options.
|X|      Transfers from Fixed  Allocations will be subject to the Market Value Adjustment  formula under the Annuity;  however,  the
     0.10%  "cushion"  feature of the  formula  will not apply.  A Market  Value  Adjustment  may be either  positive  or  negative.
     Transfer amounts will be taken from the most recently applied Fixed Allocation.
|X|      Transfers from the Sub-accounts to Fixed Allocations or from Fixed  Allocations to the Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      The  Guaranteed  Return  Option  will  terminate:  (a) upon the death of the  Owner or the  Annuitant  (in an entity  owned contract); and (b) as of the date Account Value is applied to begin annuity payments.
|X|      You can elect to restart the seven (7) year  program  duration on any  anniversary  of the Issue Date of the  Annuity.  The
     Account  Value on the date the restart is  effective  will become the new  commencement  value.  You can only elect the program once per Annuity Year.

Charges under the Program
We deduct a charge equal to 0.25% per year to  participate  in the  Guaranteed  Return  Option.  The annual charge is deducted daily against your Account Value  allocated to the  Sub-accounts.  Account Value allocated to Fixed  Allocations  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia for:  (a) the risk that your  Account  Value on the maturity date of the program is less than the amount guaranteed; and (b) administration of the program.

--------------------------------------------------------------------------------------------------------------------------------
     Effective  November 18, 2002,  American  Skandia  changed the manner in which the annual charge for the  Guaranteed  Return
     Option is deducted  to the method  described  above.  The annual  charge for the  Guaranteed  Return  Option for Owners who elected the benefit  between May 1, 2001 and  November 15, 2002 and  subsequent  to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually,  in arrears,  according to the prospectus in effect as of the date the program was elected.  Owners who  terminate  and then  re-elect the  Guaranteed  Return Option or elect to restart the  Guaranteed  Return  Option at any time after  November 18, 2002 will be subject to the charge  method described above.
--------------------------------------------------------------------------------------------------------------------------------

MAY I AUTHORIZE MY INVESTMENT PROFESSIONAL TO MANAGE MY ACCOUNT?
Yes. You may  authorize  your  investment  professional  to direct the  allocation  of your Account  Value and to request  financial transactions  between  investment  options while you are living,  subject to our rules.  You must contact us immediately if and when you revoke such authority.  We will not be responsible for acting on instructions  from your investment  professional if you fail to inform us that such  person's  authority has been revoked.  We may also  suspend,  cancel or limit these  privileges at any time. We will notify you if we do.

We or an affiliate of ours may provide  administrative  support to  licensed,  registered  investment  professionals  or  investment advisors who you authorize to make financial  transactions on your behalf.  These investment  professionals  may be firms or persons who also are  appointed by us as  authorized  sellers of the  Annuity.  However,  we do not offer advice about how to allocate  your
Account Value under any  circumstance.  Any investment  professionals  you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any  recommendations  such investment  professionals make, any market timing or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

We may require  investment  professionals or investment  advisors,  who are authorized by multiple contract owners to make financial transactions,  to enter into an administrative  agreement with American Skandia as a condition of our accepting transactions on your behalf. The  administrative  agreement may impose  limitations on the investment  professional's or investment  advisor's ability to request financial  transactions on your behalf.  These limitations are intended to minimize the detrimental  impact of an investment professional  who is in a position to transfer  large  amounts of money for multiple  clients in a  particular  Portfolio or type of
portfolio  or  to  comply  with  specific   restrictions  or  limitations  imposed  by  a  Portfolio(s)  on  American  Skandia.  The administrative agreement may limit the available investment options,  require advance notice of large transactions,  or impose other trading limitations on your investment  professional.  Your investment  professional will be informed of all such restrictions on an ongoing  basis.  We may also require that your  investment  professional  transmit all financial  transactions  using the electronic trading  functionality  available  through our Internet  website  (www.americanskandia.com).  Limitations that we may impose on your investment  professional  or  investment  advisor  under  the  terms of the  administrative  agreement  do not  apply  to  financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED INVESTMENT OPTIONS WORK?
We credit the fixed  interest  rate to the Fixed  Allocation  throughout  a set period of time called a  "Guarantee  Period."  Fixed
Allocations  currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed  Allocations of different  durations available in the future,  including Fixed Allocations offered exclusively for use with certain optional investment  programs.  Fixed
Allocations  may not be  available  in all states and may not always be  available  for all  Guarantee  Periods  depending on market factors and other considerations.

The interest rate credited to a Fixed  Allocation is the rate in effect when the Guarantee  Period begins and does not change during the  Guarantee  Period.  The rates are an  effective  annual rate of  interest.  We  determine  the  interest  rates for the various
Guarantee  Periods.  At the time that we confirm your Fixed  Allocation,  we will advise you of the interest  rate in effect and the date your Fixed  Allocation  matures.  We may change the rates we credit new Fixed  Allocations  at any time. Any change in interest rate does not affect Fixed  Allocations  that were in effect  before the date of the change.  To inquire as to the current rates for
Fixed Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent permitted by law, we may establish  different  interest rates for Fixed  Allocations  offered to a class of Owners who choose to participate in various optional  investment  programs we make available.  This may include,  but is not limited to, Owners who elect to use Fixed  Allocations  under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment  program (see "Do you offer programs  designed to guarantee a "Return of Premium" at a future date?").  The interest rate credited to Fixed  Allocations  offered to this class of  purchasers  may be different  than those offered to other  purchasers  who choose the same Guarantee  Period but who do not  participate  in an optional  investment  program.  Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for determining the fixed interest rates for Fixed  Allocations.  Generally the interest rates we offer for Fixed  Allocations will reflect the investment  returns available on the types of investments we make to support our fixed rate  guarantees.  These  investment  types may include cash,  debt  securities  guaranteed by the United States  government and its agencies and  instrumentalities,  money market instruments,  corporate debt obligations of different durations,  private placements, asset-backed  obligations  and municipal  bonds. In determining  rates we also consider  factors such as the length of the Guarantee
Period for the Fixed  Allocation,  regulatory  and tax  requirements,  liquidity of the markets for the type of investments we make, commissions,  administrative and investment  expenses,  our insurance risks in relation to the Fixed  Allocations,  general economic trends and competition.  Some of these  considerations  are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit interest on a new Fixed  Allocation in an existing  Annuity at a rate not less than the rate we are then crediting to
Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The  interest  rate we credit  for a Fixed  Allocation  is  subject  to a  minimum.  Please  refer to the  Statement  of  Additional
Information.  In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw  Account  Value from a Fixed  Allocation  more than 30 days before the end of its Guarantee  Period,  we will  adjust the value of your  investment  based on a  formula,  called a "Market  Value  Adjustment"  or "MVA".  The amount of any
Market Value  Adjustment  can be either  positive or negative,  depending on the movement of a combination of Strip Yields on Strips and an  Option-adjusted  Spread (each as defined  below)  between the time that you purchase the Fixed  Allocation  and the time you make a transfer or  withdrawal.  The Market Value  Adjustment  formula  compares the  combination of Strip Yields for Strips and the
Option-adjusted  Spreads  as of the date the  Guarantee  Period  began  with the  combination  of Strip  Yields  for  Strips and the
Option-adjusted  Spreads as of the date the MVA is being  calculated.  In certain  states the amount of any Market Value  Adjustment may be limited under state law or  regulation.  If your Annuity is governed by the laws of that state,  any Market Value  Adjustment that applies will be subject to our rules for complying with such law or regulation.

|X|      "Strips"  are a form of  security  where  ownership  of the  interest  portion of United  States  Treasury  securities  are separated from ownership of the underlying principal amount or corpus.
|X|      "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|      "Option-adjusted  Spread" is the difference between the yields on corporate debt securities  (adjusted to disregard options on such  securities)  and government debt  securities of comparable  duration.  We currently use the Merrill Lynch 1 to 10 year
     Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula
The MVA formula is applied  separately  to each Fixed  Allocation  to  determine  the  Account  Value of the Fixed  Allocation  on a
particular date.  The formula is as follows:

                                                    [(1+I) / (1+J+0.0010)]N/365
                                                               where:

                  I is the Strip Yield as of the start date of the Guarantee  Period for coupon Strips  maturing at the end of the  applicable  Guarantee  Period plus the  Option-adjusted  Spread.  If there are no
                  Strips  maturing  at that time,  we will use the Strip  Yield for the Strips  maturing as soon as possible after the Guarantee Period ends.

                  J is the Strip Yield as of the date the MVA formula is being applied for coupon  Strips  maturing at the end of the applicable  Guarantee Period plus the  Option-adjusted  Spread. If there are no
                  Strips  maturing  at that time,  we will use the Strip  Yield for the Strips  maturing as soon as possible after the Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value.  Assume the following:
|X|      On December 31, 2000, you allocate  $50,000 into a Fixed  Allocation with a Guarantee  Period of 5 years (e.g. the Maturity
         Date is December 31, 2005).
|X|      The  Strip  Yields  for  coupon  Strips  beginning  on  December  31,  2000 and  maturing  on  December  31,  2005 plus the
         Option-adjusted Spread is 5.50% (I = 5.50%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw the entire Fixed  Allocation  after exactly three (3)
         years, therefore 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA
Assume  that at the time you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005 plus the
Option-adjusted Spread is 4.00%  (J = 4.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                 MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.041]2 = 1.027078
                                                     Interim Value = $57,881.25
                                 Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA
Assume  that at the time you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005 plus the
Option-adjusted Spread is 7.00% (J = 7.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.071)]2 = 0.970345
                                                     Interim Value = $57,881.25
                                 Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity  Date" for a Fixed  Allocation is the last day of the Guarantee  Period.  Before the Maturity  Date, you may choose to renew the Fixed  Allocation  for a new  Guarantee  Period of the same or  different  length or you may  transfer all or part of that
Fixed  Allocation's  Account  Value to another  Fixed  Allocation  or to one or more  Sub-accounts.  We will not charge a MVA if you choose to renew a Fixed  Allocation on its Maturity Date or transfer the Account Value to one or more variable  investment  options.
We will notify you before the end of the Guarantee  Period about the fixed  interest  rates that we are  currently  crediting to all
Fixed Allocations that are being offered.  The rates being credited to Fixed Allocations may change before the Maturity Date.

If you do not specify how you want a Fixed  Allocation  to be  allocated  on its Maturity  Date,  we will then  transfer the Account
Value of the Fixed  Allocation to the AST Money Market  Sub-account.  You can then elect to allocate the Account Value to any of the
Sub-accounts or to a new Fixed Allocation.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation  period you can access your Account Value through Partial  Withdrawals,  Systematic  Withdrawals,  and where required for tax  purposes,  Minimum  Distributions.  You can also  surrender  your Annuity at any time.  We may deduct a portion of the Account Value being  withdrawn or surrendered  as a CDSC. If you surrender your Annuity,  in addition to any CDSC, we may deduct the Annual  Maintenance  Fee,  any Tax Charge that  applies  and the charge for any  optional  benefits.  We may also apply a Market
Value  Adjustment  to any Fixed  Allocations.  Certain  amounts may be  available to you each Annuity Year that are not subject to a
CDSC.  These are called "Free  Withdrawals."  In addition,  under certain  circumstances,  we may waive the CDSC for surrenders made for  qualified  medical  reasons  or for  withdrawals  made to  satisfy  Minimum  Distribution  requirements.  Unless  you notify us differently,  withdrawals  are taken  pro-rata  based on the Account  Value in the  investment  options at the time we receive  your withdrawal request.  Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A  distribution  during the  accumulation  period is deemed to come first from any "gain" in your  Annuity and second as a return of your "tax basis",  if any.  Distributions  from your Annuity are generally  subject to ordinary income taxation on the amount of any investment gain unless the distribution  qualifies as a non-taxable  exchange or transfer.  If you take a distribution  prior to the taxpayer's  age 59 1/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the  payment.  The Code and  regulations  have  "exclusionary  rules" that we use to  determine  what portion of each annuity  payment  should be  treated as a return of any tax basis you have in the  Annuity.  Once the tax basis in the  Annuity  has been distributed,  the remaining  annuity payments are taxable as ordinary income.  The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

|X|      To meet  liquidity  needs,  you can withdraw a limited  amount from your Annuity during each of Annuity Years 1-4 without a
         CDSC  being  applied.  We call this the "Free  Withdrawal"  amount.  The Free  Withdrawal  amount is not  available  if you choose to surrender your Annuity.  Amounts  withdrawn as a Free  Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity.  The minimum Free Withdrawal you may request is $100.

|X|      You can also make  withdrawals in excess of the Free Withdrawal  amount.  We call this a "Partial  Withdrawal."  The amount that you may withdraw  will depend on the Annuity's  Surrender  Value.  The Surrender  Value is equal to your Account Value minus any CDSC,  the Annual  Maintenance  Fee,  the Tax Charge,  any charges for  optional  benefits  and any Market  Value
         Adjustment  that may apply to any Fixed  Allocations.  After any Partial  Withdrawal,  your  Annuity  must have a Surrender
         Value of at least $1,000,  or we may treat the Partial  Withdrawal  request as a request to fully  surrender  your Annuity.
         The minimum Partial Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial  Withdrawals  and  Systematic  Withdrawals,  we will first  determine  what,  if any, amounts  qualify as a Free  Withdrawal.  Those amounts are not subject to the CDSC.  Partial  Withdrawals or Systematic  Withdrawals
of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

You may request a withdrawal  for an exact dollar amount after  deduction of any CDSC that applies  (called a "net  withdrawal")  or request a gross  withdrawal  from which we will deduct any CDSC that applies,  resulting in less money being payable to you than the amount you  requested.  If you request a net  withdrawal,  the amount  deducted  from your Account Value to pay the CDSC may also be subject to a CDSC.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To request the forms  necessary  to make a withdrawal  from your  Annuity,  call  1-800-766-4530  or visit our  Internet  Website at
www.americanskandia.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Year 1-4
The maximum Free  Withdrawal  amount during each of Annuity Year 1 through  Annuity Year 4 (when a CDSC would  otherwise  apply to a partial  withdrawal or surrender of your initial  Purchase  Payments) is 10% of all Purchase  Payments.  We may apply a Market Value
Adjustment to any Fixed  Allocations.  The 10% Free  Withdrawal  amount is not  cumulative.  Withdrawals of amounts greater than the maximum Free Withdrawal  amount are treated as a withdrawal of Purchase  Payments and will be assessed a CDSC during Annuity Years 1 through 4. If,  during  Annuity  Years 1 through 4, all  Purchase  Payments  withdrawn  are subject to a CDSC,  then any  subsequent withdrawals  will be withdrawn from any gain in the Annuity.  If you do not make a Free  Withdrawal  during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

Annuity Year 5+
After  Annuity Year 4, you can surrender  your Annuity or make a partial  withdrawal  without a CDSC being  deducted from the amount being withdrawn.

NOTE:  Amounts that you have  withdrawn as a Free  Withdrawal  will not reduce the amount of any CDSC that we deduct if,  during the first four (4) Annuity Years, you make a partial withdrawal or choose to surrender the Annuity.

Examples
1.       Assume you make an initial  Purchase  Payment of  $10,000  and make no  additional  Purchase  Payments.  The  maximum  Free
     Withdrawal amount during each of the first four Annuity Years would be 10% of $10,000, or $1,000.

2.       Assume you make an initial  Purchase  Payment of $10,000 and make an additional  Purchase Payment of $5,000 in Annuity Year
     2. The maximum Free Withdrawal amount during Annuity Year 3 and 4 would be 10% of $15,000,  or $1,500.  From Annuity Year 5 and
     thereafter,  you can surrender  your Annuity or make a partial  withdrawal  without a CDSC being deducted from the amount being withdrawn.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?
A CDSC may be  assessed  against a Partial  Withdrawal  during the first four (4)  Annuity  Years.  Whether a CDSC  applies  and the amount to be charged depends on whether the Partial  Withdrawal  exceeds any Free Withdrawal  amount and, if so, the number of years that have elapsed since the Issue Date of the Annuity.

1.       If you request a Partial  Withdrawal,  we determine if the amount you requested is available as a Free Withdrawal (in which case it would not be subject to a CDSC);
2.       If the amount  requested  exceeds the available Free  Withdrawal  amount,  we determine if a CDSC will apply to the Partial
     Withdrawal  based on the  number of years that have  elapsed  since the  Annuity  was  issued.  Any CDSC will only apply to the amount withdrawn that exceeds the Free Withdrawal amount.

|X|      If the Annuity has been in effect for less than four complete  years,  a CDSC will be charged on the amount of the Purchase
         Payment being withdrawn, according to the CDSC table.
|X|      If the  Annuity  has been in  effect  for more than four  complete  years,  no CDSC will be  charged  on the  amount  being withdrawn.

For purposes of  calculating  the CDSC on a partial  withdrawal,  the Purchase  Payments  being  withdrawn  may be greater than your remaining  Account Value or the amount of your withdrawal  request.  This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic  Withdrawals." You can receive  Systematic  Withdrawals of earnings only,  principal plus earnings or a flat dollar  amount.  Systematic  Withdrawals  during the first four (4) Annuity Years may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.

Systematic  Withdrawals  can be made  from  Account  Value  allocated  to the  variable  investment  options  or Fixed  Allocations.
Generally,  Systematic  Withdrawals  from Fixed  Allocations  are  limited  to  earnings  accrued  after the  program of  Systematic
Withdrawals  begins, or payments of fixed dollar amounts that do not exceed such earnings.  Systematic  Withdrawals are available on a monthly,  quarterly,  semi-annual  or annual basis.  The Surrender  Value of your Annuity must be at least $20,000  before we will allow you to begin a program of Systematic Withdrawals.

The minimum  amount for each  Systematic  Withdrawal is $100. If any scheduled  Systematic  Withdrawal is for less than $100, we may postpone  the  withdrawal  and add the  expected  amount to the amount  that is to be  withdrawn  on the next  scheduled  Systematic
Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding  vehicle for certain  retirement  plans that receive  special tax treatment under Sections
401,  403(b) or 408 of the Code,  Section  72(t) of the Code may provide an exception to the 10% penalty tax on  distributions  made prior to age 59 1/2if you elect to  receive  distributions  as a series of  "substantially  equal  periodic  payments".  Distributions received under this provision in any Annuity Year that exceed the maximum amount  available as a free  withdrawal will be subject to a CDSC. We may apply a Market Value  Adjustment  to any Fixed  Allocations.  To request a program that complies with Section  72(t), you must provide us with certain  required  information  in writing on a form  acceptable  to us. We may require  advance  notice to allow us to calculate the amount of 72(t)  withdrawals.  The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum Distributions are a type of Systematic  Withdrawal we allow to meet distribution  requirements under Sections 401, 403(b) or
408 of the Code.  Under the Code,  you may be required to begin  receiving  periodic  amounts from your  Annuity.  In such case,  we will allow you to make  Systematic  Withdrawals  in amounts that satisfy the minimum  distribution  rules under the Code.  We do not assess a CDSC on Minimum  Distributions  from your Annuity if you are required by law to take such Minimum  Distributions  from your
Annuity at the time it is taken.  However,  a CDSC may be  assessed  on that  portion of a  Systematic  Withdrawal  that is taken to satisfy the minimum  distribution  requirements in relation to other savings or investment  plans under other  qualified  retirement plans not maintained with American Skandia.

The  amount of the  required  Minimum  Distribution  for your  particular  situation  may  depend  on other  annuities,  savings  or investments.  We will only  calculate  the amount of your  required  Minimum  Distribution  based on the value of your  Annuity.  We require three (3) days advance  written notice to calculate and process the amount of your  payments.  You may elect to have Minimum
Distributions  paid out monthly,  quarterly,  semi-annually  or annually.  The $100 minimum that applies to  Systematic  Withdrawals does not apply to Minimum Distributions.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During the  accumulation  period you can surrender your Annuity at any time.  Upon  surrender,  you will receive the Surrender
Value.  Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

For purposes of  calculating  the CDSC on  surrender,  the Purchase  Payments  being  withdrawn  may be greater than your  remaining
Account Value or the amount of your withdrawal  request.  This is most likely to occur if you have made prior  withdrawals under the
Free  Withdrawal  provision  or if your  Account  Value has  declined in value due to negative  market  performance.  We may apply a
Market Value Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To  request  the  forms   necessary  to  surrender   your  Annuity,   call   1-800-766-4530   or  visit  our  Internet   Website  at
www.americanskandia.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where  permitted by law, you may request to surrender  your Annuity prior to the Annuity Date without  application  of any CDSC upon occurrence  of a  medically-related  "Contingency  Event".  We may apply a Market Value  Adjustment  to any Fixed  Allocations.  The
amount payable will be your Account Value.

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
|X|      the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
|X|      if the Owner is one or more natural persons, all such Owners must also be alive at such time;
|X|      we must receive  satisfactory  proof of the Annuitant's  confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
|X|      this benefit is not available if the total Purchase  Payments  received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant.

The  Annuitant  must have been named or any change of  Annuitant  must have been  accepted by us, prior to the  "Contingency  Event"
described above in order to qualify for a medically-related surrender.

The definitions of "Medical Care Facility" and "Fatal  Illness," as well as additional  terms and  conditions,  are provided in your
Annuity.  Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments,  variable  payments or adjustable  payments.  Fixed options  provide the same amount with each  payment.  Variable  options  generally  provide a payment which may increase or decrease depending on the investment  performance of the Sub-accounts.  However,  currently,  we also make a variable payment option that has a guarantee  feature.  Adjustable  options  provide a fixed payment that is periodically  adjusted based on current  interest rates.
We do not guarantee to make any annuity  payment  options  available in the future.  For additional  information on annuity  payment options you may request a Statement of Additional Information.

When you purchase an Annuity,  or at a later date,  you may choose an Annuity Date,  an annuity  option and the frequency of annuity payments.  You may change your  choices  before the Annuity  Date under the terms of your  contract.  A maximum  Annuity Date may be required  by law.  The Annuity  Date may depend on the  annuity  option you choose.  Certain  annuity  options may not be  available depending on the age of the Annuitant.

Certain of these annuity options may be available to  Beneficiaries  who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1
--------
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life" (as used in this  section) is the person or persons  upon whose life annuity  payments are based.  No  additional  annuity  payments are made after the death of the key life.  Since no minimum  number of  payments is  guaranteed,  this  option  offers the largest  amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one payment will be payable if the death of the key life occurs before the date the second  payment was due, and no other  payments nor death  benefits  would be payable.  This
Option is currently  available on a fixed or variable basis.  Under this option,  you cannot make a partial or full surrender of the annuity.

Option 2
--------
Payments Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint lifetime of two key lives, and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the survivor's death. No minimum number of payments is  guaranteed  under this option.  It is possible  that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other  payments or death benefits would be payable.  This Option is  currently  available  on a fixed or  variable  basis.  Under this  option,  you cannot make a partial or full  surrender  of the annuity.

Option 3
--------
Payments for Life with a Certain  Period:  Under this option,  income is payable  until the death of the key life.  However,  if the key life dies before the end of the period selected (5, 10 or 15 years),  the remaining  payments are paid to the Beneficiary  until the end of such period.  This Option is  currently  available on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this option,  you can request  partial or full surrender of the annuity and receive its then current cash value
(if any) subject to our rules.

Option 4
--------
Fixed Payments for a Certain  Period:  Under this option,  income is payable  periodically  for a specified  number of years. If the payee dies before the end of the specified  number of years,  the remaining  payments are paid to the  Beneficiary  until the end of such period.  Note that under this option,  payments are not based on any assumptions of life  expectancy.  Therefore,  that portion of the  Insurance  Charge  assessed  to cover the risk that key lives  outlive  our  expectations  provides  no  benefit to an Owner selecting this option.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
--------
Variable  Payments for Life with a Cash Value:  Under this  option,  benefits  are payable  periodically  until the death of the key life.  Benefits may  increase or decrease  depending  on the  investment  performance  of the  Sub-accounts.  This option has a cash value that also varies with the  investment  performance  of the  Sub-account.  The cash value  provides a "cushion"  from  volatile investment  performance so that negative investment  performance does not automatically  result in a decrease in the annuity payment each month,  and positive  investment  performance does not  automatically  result in an increase in the annuity payment each month.
The cushion generally  "stabilizes"  monthly annuity payments.  Any cash value remaining on the death of the key life is paid to the
Beneficiary  in a lump sum or as periodic  payments.  Under this option,  you can request  partial or full  surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
--------
Variable  Payments  for Life with a Cash Value and  Guarantee:  Under this  option,  benefits  are payable as described in Option 5;
except that,  while the key life is alive, the annuity payment will not be less than a guaranteed  amount,  which generally is equal
------
to the first annuity  payment.  We charge an additional  amount for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the  Beneficiary  in a lump sum or as periodic  payments.  Under this  option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless  prohibited  by law, we require that you elect either a life annuity or an annuity with a certain  period of at least 5 years if any CDSC would apply were you to surrender  your  Annuity on the Annuity  Date.  Therefore,  choosing an Annuity Date within four
(4) years of the Issue Date of the Annuity may limit the available  annuity  payment  options.  Certain  annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

If you have not provided us with your Annuity Date or annuity payment option in writing, then:
|X|      the Annuity Date will be the first day of the calendar month  following the later of the  Annuitant's  85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity  payments,  where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed annuity  payments,  you will receive equal  fixed-dollar  payments  throughout the period you select.
The amount of the fixed payment will vary  depending on the annuity  payment  option and payment  frequency  you select.  Generally, the first annuity  payment is determined by  multiplying  the Account  Value,  minus any state premium taxes that may apply,  by the factor  determined  from our table of annuity rates.  The table of annuity rates differs based on the type of annuity chosen and the frequency of payment  selected.  Our rates will not be less than our guaranteed  minimum rates.  These guaranteed  minimum rates are derived from the a2000 Individual  Annuity  Mortality Table with an assumed interest rate of 3% per annum.  Where required by law or regulation,  such annuity  table will have rates that do not differ  according to the gender of the key life.  Otherwise,  the rates will differ according to the gender of the key life.

Variable Annuity Payments
We offer three different  types of variable  annuity payment  options.  The first annuity payment will be calculated  based upon the assumed  investment  return  ("AIR").  You select the AIR before we start to make  annuity  payments.  You will not receive  annuity payments  until you choose an AIR. The remaining  annuity  payments will  fluctuate  based on the  performance  of the  Sub-accounts relative to the AIR, as well as, other  factors  described  below.  The greater the AIR, the greater the first  annuity  payment.  A higher  AIR may result in  smaller  potential  growth in the  annuity  payments.  A lower AIR  results  in a lower  initial  annuity payment.  Within payment options 1-3, if the  Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments  will be the same as the  first  annuity  payment.  If the  Sub-accounts  you  choose  perform  better  than the AIR,  then subsequent  annuity  payments will be higher than the first annuity  payment.  If the Sub-accounts you choose perform worse than the
AIR,  then  subsequent  annuity  payments  will be lower  than the  first.  Within  payment  options 5 and 6, the cash value for the
Annuitant  (while alive) and a variable  period of time during which  annuity  payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts  relative to the AIR; however,  subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         -----------------
         We calculate each annuity  payment amount by multiplying  the number of units  scheduled to be redeemed under a schedule of units for each  Sub-account by the Unit Value of each  Sub-account  on the annuity  payment date. We determine the schedule of units  based on your  Account  Value  (minus any  premium  tax that  applies)  at the time you elect to begin  receiving annuity  payments.  The  schedule  of units will vary  based on the  annuity  payment  option  selected,  the length of any certain  period  (if  applicable),  the  Annuitant's  age and  gender  (if  annuity  payments  are due for the  life of the
         Annuitant) and the Unit Value of the  Sub-accounts  you initially  selected on the Issue Date. The calculation is performed for each Sub-account,  and the sum of the Sub-account  calculations  equals the amount of your annuity payment.  Other than to fund annuity  payments,  the number of units allocated to each Sub-account will not change unless you transfer among the
         Sub-accounts or make a withdrawal (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|      Stabilized Variable Payments (Option 5)
         ----------------------------
         This option provides  guaranteed  payments for life, a cash value for the Annuitant  (while alive) and a variable period of time during which  annuity  payments  will be made whether or not the  Annuitant is still alive.  We calculate  the initial
                                                                                                                             -------
         annuity  payment amount by multiplying  the number of units  scheduled to be redeemed under a schedule of units by the Unit
         Values  determined on the  annuitization  date. The schedule of units is established for each Sub-account you choose on the annuitization date based on the applicable  benchmark rate,  meaning the AIR, and the annuity factors.  The annuity factors reflect our assumptions  regarding the costs we expect to bear in guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate, the annuitant's  attained age and gender (where  permitted).  Unlike variable  payments
         (described  above)  where each  payment  can vary based on  Sub-account  performance,  this  payment  option  cushions  the immediate  impact of  Sub-account  performance  by adjusting the length of the time during which  annuity  payments will be made whether or not the  Annuitant  is alive while  generally  maintaining  a level  annuity  payment  amount.  Sub-account performance that exceeds a benchmark rate will generally  extend this time period,  while  Sub-account  performance that is less than a benchmark  rate will  generally  shorten the period.  If the period  reaches  zero and the  Annuitant  is still alive,  Annuity  Payments  continue,  however,  the annuity payment amount will vary depending on Sub-account  performance, similar to conventional variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         ------------------------------------------------------
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments  (described above).
         In addition to the  stabilization  feature,  this option also  guarantees that variable  annuity  payments will not be less than the initial annuity payment amount regardless of Sub-account performance.  The AIR for this option is 3%.

The variable  annuity payment options are described in greater detail in a separate  prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable annuity payment option available.  Adjustable  annuity payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment amount is adjusted upward or downward  depending on the rate we are currently  crediting to annuity  payments.  The  adjustment in the annuity  payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity provides a Death Benefit during its  accumulation  period.  If the Annuity is owned by one or more natural persons,  the
Death  Benefit is payable  upon the first  death of an Owner.  If the  Annuity is owned by an entity,  the Death  Benefit is payable upon the Annuitant's  death, if there is no Contingent  Annuitant.  If a Contingent  Annuitant was designated before the Annuitant's death and the  Annuitant  dies,  then the  Contingent  Annuitant  becomes the Annuitant and a Death Benefit will not be paid at that time.  The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

Basic Death Benefit

The Annuity  provides a basic Death Benefit at no additional  charge.  The Insurance  Charge we deduct daily from your Account Value allocated to the  Sub-accounts  is used, in part,  to pay us for the risk we assume in providing  the basic Death Benefit  guarantee under the  Annuity.  The Annuity  also offers two  different  optional  Death  Benefits.  Either  benefit  can be  purchased  for an additional charge. The additional charge is deducted to compensate  American Skandia for providing  increased  insurance  protection under the optional Death  Benefits.  Notwithstanding  the additional  protection  provided  under the optional Death  Benefits,  the additional cost has the impact of reducing the net performance of the investment options.

The basic Death Benefit is the greater of:
|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals.
|X|      The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

"Proportional  withdrawals"  are  determined  by  calculating  the  percentage  of your  Account  Value that each  prior  withdrawal represented  when  withdrawn.  For example,  a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase
Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Two  optional  Death  Benefits  are offered for  purchase  with your  Annuity to provide an enhanced  level of  protection  for your beneficiaries.

------------------------------------------------------------------------------------------------------------------------------------
Currently,  these  benefits  are only  offered and must be elected at the time that you purchase  your  Annuity.  We may, at a later date,  allow  existing  Annuity Owners to purchase  either of the optional  Death  Benefits  subject to our rules and any changes or restrictions  in the  benefits.  Certain  terms and  conditions  may differ if you  purchase  your  Annuity as part of an  exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.
------------------------------------------------------------------------------------------------------------------------------------

Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset  federal and state taxes  payable on any taxable  gains in your  Annuity at the time of your death.  Whether  this benefit is appropriate for you may depend on your particular  circumstances,  including other financial resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in addition to the basic Death
Benefit.  If the Annuity has one Owner,  the Owner must be age 75 or less at the time the benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above;

     PLUS

2.       40% of your "Growth" under the Annuity, as defined below.

"Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations,
 ------
minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

"Proportional  withdrawals"  are  determined  by  calculating  the  percentage  of your  Account  Value that each  prior  withdrawal
 -------------------------
represented when withdrawn.

------------------------------------------------------------------------------------------------------------------------------------
The Enhanced  Beneficiary  Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The Enhanced  Beneficiary  Protection Optional Death Benefit described above is currently being offered in those jurisdictions where we have received  regulatory  approval.  Certain terms and  conditions may differ between  jurisdictions  once approved.  Please see
Appendix E for a description  of the Enhanced  Beneficiary  Protection  Optional Death Benefit  offered before  November 18, 2002 in those  jurisdictions  where we received  regulatory  approval.  Please  refer to the section  entitled  "Tax  Considerations"  for a discussion of special tax considerations for purchasers of this benefit.
------------------------------------------------------------------------------------------------------------------------------------

See Appendix C for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit
If the Annuity has one Owner,  the Owner must be age 79 or less at the time Highest  Anniversary  Value  Optional  Death  Benefit is
purchased.  If the Annuity has joint  Owners,  the oldest  Owner must be age 79 or less.  If the Annuity is owned by an entity,  the
Annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value
Death Benefit.

Key Terms Used with the Highest Anniversary Value Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest
             -------------------------
     of either joint Owner or the Annuitant, if entity owned.

|X|      The Highest Anniversary Value equals the highest of all previous  "Anniversary  Value" less proportional  withdrawals since
             -------------------------
     such anniversary and plus any Purchase Payments since such anniversary.

|X|      The  Anniversary  Value is the Account  Value as of each  anniversary  of the Issue Date of the  Annuity.  The  Anniversary
              ------------------
     Value on the Issue Date is equal to your Purchase Payment.

|X|      Proportional  withdrawals  result in a  reduction  to the  Highest  Anniversary  Value by  reducing  such value in the same
         -------------------------
     proportion as the Account Value was reduced by the  withdrawal as of the date the  withdrawal  occurred.  For example,  if your
     Highest  Anniversary  Value is $125,000 and you  subsequently  withdraw  $10,000 at a time when your Account  Value is equal to
     $100,000 (a 10%  reduction),  when  calculating  the  optional  Death  Benefit we will reduce your  Highest  Anniversary  Value
     ($125,000) by 10% or $12,500.

Calculation of Highest Anniversary Value Death Benefit
The Highest Anniversary Value Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value as of the Owner's date of death.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest  Anniversary  Value on the Death Benefit Target Date plus the sum of all Purchase  Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

         The amount  determined by this calculation is increased by any Purchase  Payments  received after the Owner's date of death and decreased by any proportional withdrawals since such date.

------------------------------------------------------------------------------------------------------------------------------------
The Highest  Anniversary  Value Death  Benefit  described  above is currently  being  offered in those  jurisdictions  where we have received regulatory  approval.  Certain terms and conditions may differ between  jurisdictions once approved.  Please see Appendix E for a  description  of the  Guaranteed  Minimum Death  Benefit  offered  before  November 18, 2002 in those  jurisdictions  where we received regulatory approval.
------------------------------------------------------------------------------------------------------------------------------------

See Appendix C for examples of how the Highest Anniversary Value Death Benefit is calculated.

Annuities with joint Owners
For  Annuities  with Joint  Owners,  the Death  Benefit is  calculated as shown above except that the age of the oldest of the Joint
Owners is used to determine the Death Benefit  Target Date.  NOTE: If you and your spouse own the Annuity  jointly,  we will pay the
Death Benefit to the Beneficiary.  If the sole primary  Beneficiary is the surviving spouse,  then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefit is calculated as shown above except that the age of the Annuitant is used to determine  the Death  Benefit  Target  Date.  Payment of the Death  Benefit is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection  Optional Death Benefit and Highest Anniversary Value Optional Death Benefit
at any time.  Both optional  Death  Benefits will  terminate  automatically  on the Annuity Date. We may also terminate any optional
Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge equal to 0.25% per year,  respectively,  if you elect the Highest Anniversary Value Optional Death Benefit or the
Enhanced  Beneficiary  Protection  Optional Death Benefit.  If you elect both optional Death Benefits,  the total charge is equal to
0.50% per year.  We deduct the charge to  compensate  American  Skandia  for  providing  increased  insurance  protection  under the optional Death Benefit.  The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary
Except in the case of a spousal Beneficiary, in the event of your death, the death benefit must be distributed:
|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series of annuity  payments  not  extending  beyond the life  expectancy  of the  Beneficiary  or over the life of the
         Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an  election  prior to death  benefit  proceeds  becoming  due, a  Beneficiary  can elect to receive  the Death
Benefit  proceeds as a series of fixed annuity  payments  (annuity  payment options 1-4) or as a series of variable annuity payments
(annuity payment options 1-3 or 5 and 6).  See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your  spouse as your  Beneficiary.  If you and your  spouse own the Annuity  jointly,  we assume that the sole  primary
Beneficiary will be the surviving spouse unless you elect an alternative  Beneficiary  designation.  Unless you elect an alternative
Beneficiary  designation,  the spouse  Beneficiary may elect to assume  ownership of the Annuity instead of taking the Death Benefit payment.  Any Death Benefit  (including any optional Death  Benefits)  that would have been payable to the  Beneficiary  will become the new  Account  Value as of the date we receive due proof of death and any  required  proof of a spousal  relationship.  As of the date the  assumption is  effective,  the  surviving  spouse will have all the rights and benefits that would be available  under the
Annuity to a new  purchaser of the same  attained  age.  For purposes of  determining  any future  Death  Benefit for the  surviving spouse,  the new Account Value will be  considered as the initial  Purchase  Payment.  No CDSC will apply to the new Account  Value.
However,  any additional  Purchase  Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

See the section  entitled  "Managing  Your Annuity - Spousal  Contingent  Annuitant"  for a discussion of the treatment of a spousal
Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

IRA Beneficiary Continuation Option
The Code  provides for  alternative  death benefit  payment  options when an Annuity is used as an IRA,  403(b) or other  "qualified investment" that requires Minimum  Distributions.  Upon the Owner's death under an IRA, 403(b) or other  "qualified  investment",  a
Beneficiary  may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of receiving the death benefit in a single  payment.  The available  payment  options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

|X|      If death  occurs  before the date Minimum  Distributions  must begin under the Code,  the Death  Benefit can be paid out in either a lump  sum,  within  five  years  from the date of death,  or over the life or life  expectancy  of the  designated
         Beneficiary  (as long as payments begin by December 31st of the year following the year of death).  However,  if the spouse is the  Beneficiary,  the Death  Benefit can be paid out over the life or life  expectancy of the spouse with such payments beginning no earlier than December  31st of the year  following the year of death or December 31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

|X|      If death occurs  after the date  Minimum  Distributions  must begin under the Code,  the Death  Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary has the flexibility to take out more each year than required under the Minimum  Distribution  rules.  Until withdrawn, amounts in an IRA,  403(b) or other  "qualified  investment"  continue to be tax deferred.  Amounts  withdrawn each year,  including amounts  that are  required to be  withdrawn  under the Minimum  Distribution  rules,  are subject to tax. You may wish to consult a professional  tax advisor for tax advice as to your  particular  situation.  See the section  entitled "How are  Distributions  From
Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2."

Upon election of this IRA Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
|X|      the Account Value will be equal to any Death Benefit  (including  any optional  Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
|X|      the Beneficiary may request  transfers among  Sub-accounts,  subject to the same limitations and restrictions  that applied to the Owner.  NOTE: The Sub-accounts offered under the IRA Beneficiary Continuation option may be limited.
|X|      no additional Purchase Payments can be applied to the Annuity.
|X|      the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
|X|      the  Beneficiary  can request a withdrawal  of all or a portion of the Account Value at any time without  application  of a
              CDSC.
|X|      upon the death of the  Beneficiary,  any remaining  Account Value will be paid in a lump sum to the person(s)  named by the
              Beneficiary.
|X|      all amounts in the Annuity  must be paid out to the  Beneficiary  according  to the Minimum  Distribution  rules  described above.

Please contact American Skandia for additional  information on the  availability,  restrictions and limitations that will apply to a
Beneficiary under the IRA Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes,  there are exceptions  that apply no matter how your Death Benefit is calculated.  There are exceptions to the Death Benefit if the  decedent  was not the Owner or  Annuitant  as of the Issue  Date and did not  become  the Owner or  Annuitant  due to the prior
Owner's or  Annuitant's  death.  Any Death Benefit  (including  either  optional Death Benefit) that applies will be suspended for a two-year  period from the date he or she first became Owner or Annuitant.  After the two-year  suspension  period is completed,  the
Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We  determine  the amount of the Death  Benefit as of the date we receive  "due  proof of  death",  any  instructions  we require to determine  the method of payment and any other  written  representations  we require to  determine  the proper  payment of the Death
Benefit to all  Beneficiaries.  "Due proof of death" may  include a certified  copy of a death  certificate,  a certified  copy of a decree of a court of competent  jurisdiction as to the finding of death or other  satisfactory  proof of death.  Upon our receipt of
"due proof of death" we  automatically  transfer the Death Benefit to the AST Money Market  Sub-account  until we further  determine the universe of eligible  Beneficiaries.  Once the universe of eligible  Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

Each  Beneficiary  must make an  election  as to the method  they wish to receive  their  portion  of the Death  Benefit.  Absent an election  of a  Death  Benefit  payment  method,  no  Death  Benefit  can  be  paid  to the  Beneficiary.  We  may  require  written acknowledgment  of all named  Beneficiaries  before we can pay the Death Benefit.  During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation  period,  the Annuity has an Account Value. The Account Value is determined  separately for each Sub-account allocation and for each Fixed  Allocation.  The Account Value is the sum of the values of each Sub-account  allocation and the value of each  Fixed  Allocation.  The  Account  Value  does not  reflect  any CDSC  that may apply to a  withdrawal  or  surrender.  When determining  the  Account  Value on a day more than 30 days prior to a Fixed  Allocation's  Maturity  Date,  the  Account  Value may
include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value  available to you on any day during the  accumulation  period.  The Surrender Value is equal to your Account Value minus any CDSC, the Annual  Maintenance Fee and the charge for any optional  benefits.  The Surrender
Value will also include any Market Value Adjustment that may apply.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you  allocate  Account  Value  to a  Sub-account,  you are  purchasing  units  of the  Sub-account.  Each  Sub-account  invests exclusively  in  shares  of an  underlying  Portfolio.  The  value of the  Units  fluctuates  with the  market  fluctuations  of the
Portfolios.  The value of the Units  also  reflects  the daily  accrual  for the  Insurance  Charge and if you  elected  one or more optional  benefits  whose annual  charge is deducted  daily,  the  additional  charge made for such  benefits.  There may be several different  Unit Prices for each  Sub-account  to reflect the Insurance  Charge and the charges for any optional  benefits.  The Unit
Price for the Units you purchase will be based on the total  charges for the benefits  that apply to your  Annuity.  See the section entitled  "What Happens to My Units When There is a Change in Daily  Asset-Based  Charges?"  for a detailed  discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each  Valuation  Day, we determine  the price for a Unit of each  Sub-account,  called the "Unit  Price." The Unit Price is used for determining  the value of  transactions  involving  Units of the  Sub-accounts.  We  determine  the number of Units  involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a Sub-account.  On the Valuation Day you make the allocation,  the Unit Price is $14.83.  Your $5,000 buys  337.154  Units of the  Sub-account.  Assume  that  later,  you wish to  transfer  $3,000  of your  Account  Value  out of that
Sub-account  and  into  another  Sub-account.  On the  Valuation  Day you  request  the  transfer,  the Unit  Price of the  original
Sub-account  has  increased to $16.79.  To transfer  $3,000,  we sell 178.677  Units at the current Unit Price,  leaving you 158.477
Units.  We then buy $3,000 of Units of the new  Sub-account  at the Unit Price of $17.83.  You would then have 168.255  Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed  Allocation plus all interest  credited to a Fixed  Allocation as of the date  calculated.
The Interim  Value does not include the impact of any Market  Value  Adjustment.  If you made any  transfers or  withdrawals  from a
Fixed  Allocation,  the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were  withdrawn.  To determine  the Account  Value of a Fixed  Allocation  on any day other than its Maturity Date or within 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American Skandia is generally open to process  financial  transactions on those days that the New York Stock Exchange (NYSE) is open for  trading.  There  may be  circumstances  where  the NYSE  does not open on a  regularly  scheduled  date or time or closes at an earlier time than scheduled  (normally  4:00 p.m. EST).  Financial  transactions  requested  before the close of the NYSE which meet our requirements will be processed according to the value next determined  following the close of business.  Financial  transactions requested  on a  non-business  day or after the close of the NYSE will be  processed  based on the value next  computed  on the next business  day.  There may be  circumstances  when the  opening or closing  time of the NYSE is  different  than  other  major  stock exchanges,  such as NASDAQ or the  American  Stock  Exchange.  Under such  circumstances,  the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances  where the NYSE is open,  however,  due to inclement  weather,  natural  disaster or other  circumstances beyond  our  control,  our  offices  may  be  closed  or  our  business  processing  capabilities  may be  restricted.  Under  those circumstances,  your Account Value may fluctuate  based on changes in the Unit Values,  but you may not be able to transfer  Account
Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally  recognized  holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,
Good Friday,  Memorial Day,  Independence  Day,  Labor Day,  Thanksgiving,  and Christmas.  On those dates,  we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an emergency exists making redemption or valuation of securities held in the separate account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial  Purchase  Payments:  We are required to allocate  your initial  Purchase  Payment to the  Sub-accounts  within two (2) days after we receive  all of our  requirements  to issue the  Annuity.  If we do not have all the  required  information  to allow us to issue your  Annuity,  we may retain  the  Purchase  Payment  while we try to reach you or your  representative  to obtain all of our requirements.  If we are unable to obtain all of our  required  information  within  five (5) days,  we are  required  to return the
Purchase  Payment to you at that time,  unless you  specifically  consent to our retaining the Purchase  Payment while we gather the required  information.  Once we obtain the required  information,  we will invest the Purchase  Payment and issue the Annuity within two (2) days.  During any period that we are trying to obtain the required information, your money is not invested.

Additional  Purchase  Payments:  We will apply any  additional  Purchase  Payments on the Valuation Day that we receive the Purchase
Payment with satisfactory allocation instructions.

Scheduled  Transactions:  "Scheduled"  transactions  include  transfers  under  a  Dollar  Cost  Averaging,  rebalancing,  or  asset allocation program,  Systematic  Withdrawals,  Minimum Distributions or annuity payments.  Scheduled  transactions are processed and valued as of the date they are scheduled,  unless the scheduled day is not a Valuation Day. In that case,  the  transaction  will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled  Transactions:   "Unscheduled"  transactions  include  any  other  non-scheduled  transfers  and  requests  for  Partial
Withdrawals  or Free  Withdrawals  or  Surrenders.  Unscheduled  transactions  are  processed  and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Medically-related  Surrenders & Death  Benefits:  Medically-related  surrender  requests and Death Benefit claims require our review and evaluation before  processing.  We price such transactions as of the date we receive at our Office all supporting  documentation we require for such transactions and that are satisfactory to us.

Transactions in ProFunds VP Sub-accounts:  Generally,  purchase or redemption  orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current  Valuation  Day.  However,  any purchase or  redemption  order or transfer  request  involving  the  ProFunds VP  Sub-accounts  must be  received by us no later than one hour prior to any  announced closing of the applicable  securities  exchange  (generally,  3:00 p.m. Eastern time) to be processed on the current  Valuation Day.
The "cut-off"  time for such  financial  transactions  involving a ProFunds VP  Sub-account  will be extended to1/2hour prior to any announced  closing  (generally,  3:30 p.m.  Eastern time) for  transactions  submitted  electronically  through  American  Skandia's
Internet  website  (www.americanskandia.com).  You cannot  request a transaction  involving the purchase,  redemption or transfer of units in one of the ProFunds VP Sub-account  between the applicable  "cut-off" time and 4:00 p.m.  Transactions  received after 4:00
p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination of Optional  Benefits:  If you terminate the Guaranteed Return Option program or either Optional Death Benefit,  we will no longer  deduct the charge we apply to purchase  the  optional  benefit.  On the date the charge no longer  applies,  your Annuity will become subject to a different daily  asset-based  charge.  We will process a transaction  where your Account Value allocated to the Sub-accounts  will be used to purchase new Units of the Sub-accounts  that reflect the Insurance Charge and any optional benefit or program  still  elected,  but not the charge  for the  optional  benefit  or  program  that you  terminated.  The number of Units attributed  to your Annuity  will be decreased  and the Unit Price of each unit of the  Sub-accounts  in which you invested  will be increased.  The  adjustment in the number of Units and Unit Price will not affect your Account Value.  Beginning on that date,  your
Account  Value  will be  determined  based on the  change in the value of Units  that  reflect  the  Insurance  Charge and any other optional benefits that you have elected.

TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?
Following is a brief summary of some of the Federal tax  considerations  relating to this Annuity.  However,  since the tax laws are complex and tax consequences are affected by your individual  circumstances,  this summary of our interpretation of the relevant tax laws is not  intended  to be  fully  comprehensive  nor is it  intended  as tax  advice.  Therefore,  you  may  wish  to  consult  a professional tax advisor for tax advice as to your particular situation.

HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?
The Separate  Accounts are taxed as part of American  Skandia.  American Skandia is taxed as a life insurance  company under Part I, subchapter  L of the Code.  No taxes are due on  interest,  dividends  and  short-term  or  long-term  capital  gains  earned by the
Separate Accounts with respect to the Annuities.

IN GENERAL, HOW ARE ANNUITIES TAXED?
Section 72 of the Code governs the taxation of annuities in general.  Taxation of the Annuity will depend in large part on:

1.       whether the Annuity is used by:
|X|      a qualified  pension plan,  profit  sharing plan or other  retirement  arrangement  that is eligible for special  treatment under the Code (for purposes of this discussion, a "Qualified Contract"); or
|X|      an individual or a corporation, trust or partnership (a "Non-qualified Contract"); and

2.       whether the Owner is:
|X|      an individual person or persons; or
|X|      an entity including a corporation, trust or partnership.

Individual  Ownership:  If one or more  individuals own an Annuity,  the Owner of the Annuity is generally not taxed on any increase in the value of the Annuity  until an amount is received (a  "distribution").  This is  commonly  referred to as "tax  deferral".  A distribution  can be in the form of a lump sum payment  including  payment of a Death Benefit,  or in annuity  payments under one of the annuity payment options.  Certain other transactions may qualify as a distribution and be subject to taxation.

Entity  Ownership:  If the Annuity is owned by an entity and is not a Qualified  Contract,  generally  the Owner of the Annuity must currently  include  any  increase in the value of the Annuity  during a tax year in its gross  income.  An  exception  from  current taxation  applies for annuities held by an employer with respect to a terminated  tax-qualified  retirement plan, a trust holding an annuity as an agent for a natural  person,  or by a decedent's  estate by reason of the death of the decedent.  A tax-exempt  entity for Federal tax purposes may not be subject to income tax as a result of this provision.

HOW ARE DISTRIBUTIONS TAXED?
Distributions from an Annuity are taxed as ordinary income and not as capital gains.

Distributions  Before  Annuitization:  Distributions  received before annuity  payments begin are generally  treated as coming first from "income on the contract" and then as a return of the  "investment  in the  contract".  The amount of any  distribution  that is treated  as receipt of  "income  on the  contract"  is  includible  in the  taxpayer's  gross  income and  taxable in the year it is received.  The amount of any  distribution  treated as a return of the  "investment  in the  contract"  is not  includible  in gross income.

|X|      "Income on the  contract" is calculated by  subtracting  the  taxpayer's  "investment  in the contract"  from the aggregate value of all "related contracts" (discussed below).
|X|      "Investment  in the  contract"  is equal to  total  purchase  payments  for all  "related  contracts"  minus  any  previous distributions  or portions of such  distributions  from such  "related  contracts"  that were not  includible  in gross income.
     "Investment  in the  contract"  may be affected by whether an annuity or any  "related  contract"  was  purchased  as part of a tax-free  exchange of life insurance,  endowment,  or annuity  contracts under Section 1035 of the Code. The "investment in the contract" for a Qualified Contract will be considered zero for tax reporting purposes.

Distributions  After  Annuitization:  A portion of each  annuity  payment  received on or after the Annuity  Date will  generally be taxable.  The taxable  portion of each annuity  payment is determined by a formula which  establishes the ratio that the "investment in the contract"  bears to the total value of annuity  payments to be made.  This is called the  "exclusion  ratio." The  investment in the contract is excluded  from gross income.  Any portion of an annuity  payment  received that exceeds the exclusion  ratio will be entirely  includible  in gross  income.  The formula for  determining  the  exclusion  ratio  differs  between fixed and variable annuity  payments.  When annuity  payments  cease  because of the death of the person upon whose life  payments are based and, as of the date of death,  the  amount of  annuity  payments  excluded  from  taxable  income by the  exclusion  ratio  does not exceed the
"investment in the contract," then the remaining  portion of unrecovered  investment may be allowed as a deduction on the decedent's final income tax return.

Penalty Tax on  Distributions:  Generally,  any  distribution  from an annuity  not used in  conjunction  with a Qualified  Contract
(Qualified  Contracts are  discussed  below) is subject to a penalty  equal to 10% of the amount  includible  in gross income.  This penalty does not apply to certain distributions, including:
|X|      Distributions made on or after the taxpayer has attained age 591/2;
|X|      Distributions made on or after the death of the contract owner, or, if the owner is an entity, the death of the annuitant;
|X|      Distributions attributable to the taxpayer's becoming disabled within the meaning of Code section 72(m)(7);
|X|      Distributions  which are part of a series of  substantially  equal periodic  payments for the life (or life  expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer's designated beneficiary);
|X|      Distributions of amounts which are treated as "investments in the contract" made prior to August 14, 1982;
|X|      Payments under an immediate annuity as defined in the Code;
|X|      Distributions under a qualified funding asset under Code Section 130(d); or
|X|      Distributions  from an annuity  purchased by an employer on the termination of a qualified pension plan that is held by the employer until the employee separates from service.

Special rules  applicable to "related  contracts":  Contracts  issued by the same insurer to the same contract owner within the same calendar year (other than certain  contracts owned in connection with a tax-qualified  retirement  arrangement) are to be treated as one annuity contract when determining the taxation of distributions  before  annuitization.  We refer to these contracts as "related contracts."  In situations  involving  related  contracts we believe that the values under such  contracts and the investment in the contracts  will be added  together to determine the proper  taxation of a  distribution  from any one contract  described  under the section  "Distributions  before  Annuitization."  Generally,  distributions  will be  treated  as coming  first  from  income on the contract  until all of the  income on all such  related  contracts  is  withdrawn,  and then as a return  of the  investment  in the contract.  There is some uncertainty  regarding the manner in which the Internal  Revenue Service would view related  contracts when one or more  contracts are immediate  annuities or are contracts that have been  annuitized.  The Internal  Revenue  Service has not issued guidance  clarifying this issue as of the date of this Prospectus.  You are  particularly  cautioned to seek advice from your own tax advisor on this matter.

Special  concerns  regarding  "substantially  equal  periodic  payments":  (also  known as  "72(t)" or  "72(q)"  distributions)  Any modification to a program of  distributions  which are part of a series of substantially  equal periodic  payments that occur before the later of the taxpayer  reaching age 59 1/2or five (5) years from the first of such payments will result in the  requirement to pay the 10%  premature  distribution  penalty  that would have been due had the payments  been  treated as subject to the 10%  premature distribution  penalty in the years  received,  plus  interest.  This does not apply when the  modification  is by reason of death or disability.  American Skandia does not currently support a section 72(q) program.

Special concerns regarding immediate  annuities:  The Internal Revenue Service has ruled that the immediate annuity exception to the
10% penalty described above under "Penalty Tax on Distributions" for  "non-qualified"  immediate annuities as defined under the Code may not apply to annuity payments under a contract  recognized as an immediate  annuity under state insurance law obtained  pursuant to an exchange of a contract if: (a) purchase  payments for the exchanged  contract  were  contributed  or deemed to be  contributed more than one year  prior to the  annuity  starting  date  under the  immediate  annuity;  and (b) the  annuity  payments  under the immediate annuity do not meet the requirements of any other exception to the 10% penalty.

Special rules in relation to tax-free  exchanges under Section 1035:  Section 1035 of the Code permits certain tax-free exchanges of a life insurance,  annuity or endowment  contract for an annuity.  If an annuity is purchased  through a tax-free exchange of a life insurance,  annuity or endowment contract that was purchased prior to August 14, 1982, then any distributions  other than as annuity payments will be considered to come:
|X|      First, from the amount of "investment in the contract" made prior to August 14, 1982 and exchanged into the annuity;
|X|      Then,  from any "income on the  contract"  that is  attributable  to the  purchase  payments  made prior to August 14, 1982
       (including income on such original purchase payments after the exchange);
|X|      Then, from any remaining "income on the contract"; and
|X|      Lastly, from the amount of any "investment in the contract" made after August 13, 1982.

Therefore,  to the extent a distribution is equal to or less than the remaining  investment in the contract made prior to August 14,
1982,  such amounts are not included in taxable  income.  Further,  distributions  received  that are  considered  to be a return of investment on the contract from purchase  payments made prior to August 14, 1982, such  distributions are not subject to the 10% tax penalty.  In all other respects,  the general  provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

Partial  surrenders  may be treated in the same way as tax-free  1035  exchanges of entire  contracts,  therefore  avoiding  current taxation  of any gains in the  contract  as well as the 10% IRS tax penalty on pre-age 59 1/2withdrawals.  The IRS has  reserved  the right to treat  transactions it considers abusive as ineligible for this favorable partial 1035 exchange  treatment.  We do not know what transactions may be considered  abusive.  For example,  we do not know how the IRS may view early withdrawals or annuitizations after a  partial  exchange.  As of the  date of this  prospectus,  we will  treat a  partial  surrender  of this  type  involving  a non-qualified  annuity  contract as a "tax-free"  exchange  for future tax  reporting  purposes,  except to the extent that we, as a reporting and withholding agent,  believe that we would be expected to deem the transaction to be abusive.  However,  some insurance companies may not recognize  these partial  surrenders  as tax-free  exchanges and may report them as taxable  distributions  to the extent of any gain  distributed  as well as subjecting the taxable  portion of the  distribution  to the 10% IRS early  distribution penalty.  We  strongly  urge you to  discuss  any  transaction  of this  type  with  your tax  advisor  before  proceeding  with the transaction.

There is no guidance from the Internal Revenue Service as to whether a partial  exchange from a life insurance  contract is eligible for  non-recognition  treatment  under Section 1035 of the Code. We will continue to report a partial  surrender of a life insurance policy as subject to current  taxation to the extent of any gain.  In addition,  please be cautioned  that no specific  guidance has been provided as to the impact of such a transaction  on the remaining  life  insurance  policy,  particularly  as to the subsequent methods  to be used to test for  compliance  under  the Code for both the  definition  of life  insurance  and the  definition  of a modified endowment contract.

Special  Considerations  for  Purchasers of the Enhanced  Beneficiary  Protection  Optional  Death  Benefit:  As of the date of this
Prospectus,  it is our understanding  that the charges related to the optional Death Benefit are not subject to current taxation and we will not  report  them as such.  However,  the IRS could  take the  position  that  these  charges  should be  treated as partial withdrawals  subject to current  taxation to the extent of any gain and, if  applicable,  the 10% tax penalty.  We reserve the right to report charges for the optional Death Benefit as partial  withdrawals if we, as a reporting and withholding  agent,  believe that we would be expected to report them as such.

WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?
An annuity may be suitable as a funding vehicle for various types of  tax-qualified  retirement  plans.  We have provided  summaries below of the  types of  tax-qualified  retirement  plans  with  which we may  issue an  Annuity.  These  summaries  provide  general information  about the tax rules and are not  intended to be  complete  discussions.  The tax rules  regarding  qualified  plans are complex.  These rules may include limitations on contributions and restrictions on distributions,  including  additional taxation of distributions  and  additional  penalties.  The  terms  and  conditions  of the  tax-qualified  retirement  plan  may  impose  other limitations  and  restrictions  that are in  addition  to the terms of the  Annuity.  The  application  of these  rules  depends  on individual  facts and  circumstances.  Before  purchasing an Annuity for use in a qualified  plan,  you should obtain  competent tax advice,  both as to the tax treatment and  suitability of such an investment.  American  Skandia does not offer all of its annuities to all of these types of tax-qualified retirement plans.

Economic Growth and Tax Relief  Reconciliation  Act (EGTRRA):  Certain states do not conform to the pension  provisions  included in
EGTRRA.  We  recommend  that you consult with your tax advisor to  determine  the status of your state's  statutes as they relate to
EGTRRA and your tax qualified retirement plan.

Corporate  Pension and  Profit-sharing  Plans:  Annuities may be used to fund  employee  benefits of various  corporate  pension and profit-sharing  plans established by corporate  employers under Section 401(a) of the Code including 401(k) plans.  Contributions to such plans are not taxable to the employee until  distributions  are made from the retirement plan. The Code imposes  limitations on the amount that may be  contributed  and the timing of  distributions.  The tax  treatment  of  distributions  is subject to special provisions of the Code, and also depends on the design of the specific  retirement plan.  There are also special  requirements as to participation, nondiscrimination, vesting and nonforfeitability of interests.

H.R. 10 Plans:  Annuities  may also be used to fund  benefits of retirement  plans  established  by  self-employed  individuals  for themselves and their  employees.  These are commonly  known as "H.R. 10 Plans" or "Keogh Plans".  These plans are subject to most of the same types of limitations and  requirements as retirement  plans  established by corporations.  However,  the exact  limitations and requirements may differ from those for corporate plans.

Tax Sheltered  Annuities:  Under Section 403(b) of the Code, a tax sheltered annuity ("TSA") is a contract into which  contributions may be  made  by  certain  qualifying  employers  such  as  public  schools  and  certain  charitable,  educational  and  scientific organizations  specified  in Section  501(c)(3)  for the  benefit of their  employees.  Such  contributions  are not  taxable to the employee  until  distributions  are made from the TSA.  The Code  imposes  limits on  contributions,  transfers  and  distributions.
Nondiscrimination requirements also apply.

Section 457 Plans:  Under Section 457 of the Code,  deferred  compensation  plans  established by governmental and certain other tax exempt  employers  for their  employees  may invest in annuity  contracts.  The Code limits  contributions  and  distributions,  and imposes  eligibility  requirements as well.  Contributions  are not taxable to employees until  distributed from the plan.  However, plan assets  remain the  property of the  employer  and are subject to the claims of the  employer's  general  creditors  until such assets are made available to participants or their beneficiaries.

Individual  Retirement  Arrangements  or "IRAs":  Section  408 of the Code allows  eligible  individuals  to maintain an  individual retirement  account  or  individual  retirement  annuity  ("IRA").  IRAs  are  subject  to  limitations  on the  amount  that may be contributed,  the  contributions  that may be deducted from taxable income,  the persons who may be eligible to establish an IRA and the time when  distributions  must commence.  Further,  an Annuity may be established  with "roll-over"  distributions  from certain tax-qualified retirement plans and maintain the tax-deferred status of these amounts.

Roth IRAs:  A form of IRA is also  available  called a "Roth  IRA".  Contributions  to a Roth IRA are not tax  deductible.  However, distributions  from a Roth IRA are free from  Federal  income taxes and are not subject to the 10% penalty tax if five (5) tax years have passed since the first  contribution  was made or any conversion from a traditional  IRA was made and the  distribution is made
                                                                                                       ---
(a) once the taxpayer is age 59 1/2or older,  (b) upon the death or disability of the taxpayer,  or (c) for qualified  first-time home buyer expenses,  subject to certain  limitations.  Distributions  from a Roth IRA that are not "qualified" as described above may be subject to Federal income and penalty taxes.

Purchasers  of IRAs and Roth  IRAs  will  receive a  special  disclosure  document,  which  describes  limitations  on  eligibility, contributions,  transferability  and  distributions.  It also  describes  the  conditions  under which  distributions  from IRAs and qualified  plans  may be  rolled  over or  transferred  into an IRA or  another  qualified  plan,  on a  tax-deferred  basis and the conditions  under which  distributions  from  traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into, a Roth IRA.

SEP IRAs:  Eligible  employers  that meet  specified  criteria may  establish  Simplified  Employee  Pensions or SEP IRAs.  Employer
contributions  that may be made to employee SEP IRAs are larger than the amounts that may be  contributed  to other IRAs, and may be deductible to the employer.

HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?
Distributions  from  Qualified  Contracts are generally  taxed under  Section 72 of the Code.  Under these rules,  a portion of each distribution  may be excludable  from income.  The  excludable  amount is the proportion of a  distribution  representing  after-tax contributions.  Generally,  a 10% penalty tax applies to the taxable portion of a distribution from a Qualified  Contract made prior to age 59 1/2.  However, the 10% penalty tax does not apply when the distribution:
|X|      is part of a properly executed transfer to another IRA or another eligible qualified account;
|X|      is subsequent to the death or  disability  of the taxpayer (for this purpose  disability is as defined in Section  72(m)(7)
     of the Code);
|X|      is part of a series  of  substantially  equal  periodic  payments  to be paid not less  frequently  than  annually  for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary;
|X|      is subsequent to a separation from service after the taxpayer attains age 55*;
|X|      does not exceed the employee's allowable deduction in that tax year for medical care;
|X|      is made to an alternate payee pursuant to a qualified domestic relations order*;
|X|      is made pursuant to an IRS levy;
|X|      is made to pay qualified acquisition costs for a first time home purchase (IRA only);
|X|      is made to pay qualified higher education expenses (IRA only); and
|X|      is not more than the cost of your medical insurance (IRA only).

The exceptions above which are followed by an asterisk (*) do not apply to IRAs.  Certain other exceptions may be available.

Minimum  Distributions  after age 70 1/2: A participant's  interest in a Qualified Contract must generally be distributed,  or begin to be distributed, by the "required beginning date".  This is April 1st of the calendar year following the later of:
|X|      the calendar year in which the individual attains age 70 1/2; or
|X|      the calendar  year in which the  individual  retires from service with the employer  sponsoring  the plan.  The  retirement option is not available to IRAs.

The IRS has released Treasury  regulations  containing new Minimum  Distribution rules. For Minimum  Distributions  required in 2003 and later,  individuals  are  required  to use the rules  under the 2002 Final  Regulations.  The 2002 Final  Regulations  contain a provision  which  could  increase  the  amount of minimum  distributions  required  for  certain  individuals.  Under the 2002 Final
Regulations,  individuals  are required to include in their annuity  contract  value the actuarial  value of any other benefits that will be provided  under the annuity.  We and other annuity  providers  are currently  seeking  clarification  of this new rule.  You should consult your tax adviser to determine the impact of this rule on your Minimum Distributions.

Under the new Minimum  Distribution  rules, a uniform life expectancy table will be utilized by all participants except those with a spouse who is more than ten (10)  years  younger  than the  participant.  In that case,  the new rules  permit  the  participant  to utilize the actual life  expectancies of the participant  and the spouse.  In most cases,  the beneficiary may be changed during the participant's  lifetime with no affect on the Minimum  Distributions.  At death,  the  designated  Beneficiary  may  generally  take
Minimum Distributions over his/her life expectancy or in a lump sum.

If the amount  distributed is less than the minimum  required  distribution for the year, the participant is subject to a 50% tax on the amount that was not properly  distributed.  Because of the many recent changes to the Minimum  Distribution  rules,  we strongly encourage you to consult with your tax advisor for more detailed information.

GENERAL TAX CONSIDERATIONS

Diversification:  Section  817(h) of the Code provides that a variable  annuity  contract,  in order to qualify as an annuity,  must have an "adequately  diversified"  segregated asset account (including  investments in a mutual fund by the segregated asset account of  insurance  companies).  If the  diversification  requirements  under the Code are not met and the  annuity is not  treated as an annuity,  the  taxpayer  will be subject to income tax on the annual gain in the  contract.  The Treasury  Department's  regulations prescribe the  diversification  requirements  for variable  annuity  contracts.  We expect the underlying  mutual fund portfolios to comply with the terms of these regulations.

Transfers Between Investment  Options:  Transfers between investment  options are not subject to taxation.  The Treasury  Department may  promulgate  guidelines  under  which a variable  annuity  will not be treated as an annuity for tax  purposes  if persons  with ownership  rights have excessive  control over the  investments  underlying  such variable  annuity.  Such guidelines may or may not address the number of investment  options or the number of transfers  between  investment  options offered under a variable annuity.
It is not known whether such guidelines,  if in fact promulgated,  would have retroactive  effect. It is also not known what effect, if any, such guidelines may have on transfers  between the investment  options of the Annuity offered  pursuant to this  Prospectus.
We will take any action,  including  modifications to your Annuity or the  Sub-accounts,  required to comply with such guidelines if promulgated.

Federal  Income Tax  Withholding:  Section  3405 of the Code  provides  for  Federal  income  tax  withholding  on the  portion of a distribution  which is  includible  in the gross  income of the  recipient.  Amounts to be  withheld  depend  upon the nature of the distribution.  However,  under most  circumstances  a recipient  may elect not to have income  taxes  withheld or have income  taxes withheld at a different rate by filing a completed election form with us.

Certain  distributions,  known as  eligible  rollover  distributions,  from  Qualified  Contracts,  are  subject  to  automatic  20%
withholding for Federal income taxes. The following  distributions  are not eligible  rollover  distributions and not subject to 20%
withholding:
|X|      any portion of a distribution paid as a Minimum Distribution;
|X|      direct transfers to the trustee of another retirement plan;
|X|      distributions from an individual retirement account or individual retirement annuity;
|X|      distributions  made as  substantially  equal periodic  payments for the life or life  expectancy of the  participant in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan;
|X|      distributions  that are part of a series of substantial  periodic  payments pursuant to Section 72(q) or 72(t) of the Code;
     and
|X|      certain other distributions where automatic 20% withholding may not apply.

Loans,  Assignments  and Pledges:  Any amount  received  directly or indirectly  as a loan from, or any  assignment or pledge of any portion of the value of, an annuity  before annuity  payments have begun is treated as a distribution  subject to taxation under the distribution  rules set forth  above.  Any gain in an annuity on or after the  assignment  or pledge of an entire  annuity and while such  assignment  or pledge  remains  in effect is  treated as  "income  on the  contract"  in the year in which it is  earned.  For annuities not issued as Qualified  Contracts,  the cost basis of the annuity is increased by the amount of any  assignment or pledge includible  in gross  income.  The cost basis is not affected by any repayment of any loan for which the annuity is collateral or by payment of any interest thereon.

Gifts:  The gift of an annuity to someone  other than the spouse of the owner (or former  spouse  incident to a divorce) is treated, for income tax purposes, as a distribution.

Estate and Gift Tax  Considerations:  You should obtain  competent tax advice with respect to possible  federal and state estate and gift tax consequences flowing from the ownership and transfer of annuities.

Generation-Skipping  Transfers:  Under the Code  certain  taxes may be due when all or part of an  annuity is  transferred  to, or a death  benefit is paid to, an  individual  two or more  generations  younger than the  contract  holder.  These  generation-skipping transfers  generally  include those subject to federal estate or gift tax rules.  There is an aggregate $1.1 million  exemption from taxes for all such  transfers.  We may be required to determine  whether a  transaction  is a direct skip as defined in the Code and the amount of the  resulting  tax. We will  deduct from your  Annuity or from any  applicable  payment  treated as a direct skip any amount of tax we are required to pay.

Considerations  for Contingent  Annuitants:  There may be adverse tax consequences if a contingent  annuitant  succeeds an annuitant when the Annuity is owned by a trust that is neither tax exempt nor  qualifies  for preferred  treatment  under certain  sections of the Code.  In general,  the Code is designed  to prevent  indefinite  deferral  of tax.  Continuing  the benefit of tax  deferral by naming one or more contingent  annuitants  when the Annuity is owned by a  non-qualified  trust might be deemed an attempt to extend the tax deferral for an indefinite  period.  Therefore,  adverse tax treatment may depend on the terms of the trust, who is named as contingent  annuitant,  as well as the  particular  facts and  circumstances.  You should  consult your tax advisor  before naming a contingent annuitant if you expect to use an Annuity in such a fashion.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements  and reports  required by applicable  law or  regulation  to you at your last known  address of record.  You should  therefore give us prompt notice of any address change.  We reserve the right, to the extent  permitted by law and subject to your prior  consent,  to provide  any  prospectus,  prospectus  supplements,  confirmations,  statements  and  reports  required  by applicable law or regulation to you through our Internet Website at  http://www.americanskandia.com  or any other electronic  means, including  diskettes or CD ROMs. We send a confirmation  statement to you each time a transaction  is made affecting  Account Value, such as making additional Purchase Payments,  transfers,  exchanges or withdrawals.  We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter.  We may confirm regularly  scheduled  transactions,  such as the Annual
Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum  distributions),  bank drafting,  dollar cost averaging,  and static  rebalancing,  in  quarterly  statements  instead  of  confirming  them  immediately.  You should  review the information in these statements  carefully.  You may request additional  reports.  We reserve the right to charge up to $50 for each such additional report.

Any errors or  corrections  on  transactions  for your  Annuity  must be  reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed  immediately,  we assume all transactions are accurate unless you notify us otherwise  within 30 days from the date you receive the  confirmation.  For  transactions  that are first confirmed on the quarterly  statement,  we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly  statement.  All transactions  confirmed  immediately or by quarterly statement are deemed conclusive after the applicable
30-day  period.  We may also send an annual report and a semi-annual  report  containing  applicable  financial  statements  for the
Separate Account and the Portfolios,  as of December 31 and June 30, respectively,  to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American Skandia Life Assurance  Corporation  ("American  Skandia") is a stock life insurance  company domiciled in Connecticut with licenses in all 50 states,  the District of Columbia and Puerto Rico.  American  Skandia is a  wholly-owned  subsidiary  of American
Skandia,  Inc.  ("ASI").  American Skandia markets its products to broker-dealers  and financial  planners through an internal field marketing staff. In addition,  American Skandia markets through and in conjunction  with financial  institutions  such as banks that are permitted directly, or through affiliates, to sell annuities.

American  Skandia is in the  business  of issuing  annuity  and life  insurance  products.  American  Skandia  currently  offers the following  products:  (a) flexible premium deferred  annuities and single premium fixed deferred  annuities that are registered with the SEC; (b) certain other fixed  deferred  annuities that are not  registered  with the SEC; (c) both fixed and variable  immediate adjustable annuities; and (d) a single premium variable life insurance policy that is registered with the SEC.

On December 20, 2002,  Skandia  Insurance  Company Ltd.  (publ),  an insurance  company  organized  under the laws of the Kingdom of
Sweden ("Skandia"),  and on that date, the ultimate parent company of American Skandia,  announced that it and Skandia U.S. Inc. had entered into a  definitive  Stock  Purchase  Agreement  with  Prudential  Financial,  Inc.,  a New Jersey  corporation  ("Prudential
Financial").  Under the terms of the Stock  Purchase  Agreement,  Prudential  Financial  will acquire  Skandia U.S. Inc., a Delaware corporation,  from Skandia.  Skandia U.S. Inc. is the sole  shareholder  of ASI,  which is the parent  company of American  Skandia.
The transaction is expected to close during the second quarter of 2003.

Prudential  Financial is a New Jersey  insurance  holding  company whose  subsidiary  companies serve  individual and  institutional customers  worldwide and include The Prudential  Insurance  Company of America,  one of the largest life insurance  companies in the
U.S. These companies offer a variety of products and services,  including life insurance,  property and casualty  insurance,  mutual funds, annuities,  pension and retirement related services and administration,  asset management,  securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company  other than  American  Skandia has any legal  responsibility  to pay amounts  that it owes under its annuity and variable life  insurance  contracts.  However,  following the closing of the  acquisition,  Prudential  Financial  will exercise  significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The separate  accounts are where American  Skandia sets aside and invests the assets of some of our annuities.  In the  accumulation period,  assets  supporting  Account Values of the Annuities are held in a separate account  established under the laws of the State of Connecticut.  We are the legal owner of assets in the separate  accounts.  In the payout period,  assets supporting fixed annuity payments  and any  adjustable  annuity  payments we make  available  are held in our general  account.  Assets  supporting  variable annuity  payment  options  may be invested in our  separate  accounts.  Income,  gains and losses  from  assets  allocated  to these separate  accounts are credited to or charged against each such separate account without regard to other income,  gains or losses of
American Skandia or of any other of our separate  accounts.  These assets may only be charged with liabilities  which arise from the
Annuities  issued by American  Skandia.  The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts.  However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in  Sub-accounts  of American  Skandia Life  Assurance  Corporation  Variable  Account B, also referred to as "Separate  Account B".
Separate  Account B was  established by us pursuant to Connecticut  law on November 25, 1987.  Separate  Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Separate  Account B consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or mutual fund portfolio.  The name of each  Sub-account  generally  corresponds  to the name of the  underlying  Portfolio.  Each  Sub-account  in
Separate  Account B may have  several  different  Unit Prices to reflect  the  Insurance  Charge and the  charges  for any  optional benefits that are offered under this Annuity and other  annuities  issued by us through  Separate  Account B. Separate  Account B is registered with the SEC under the Investment  Company Act of 1940 ("Investment  Company Act") as a unit investment trust, which is a type of investment company.  The SEC does not supervise investment policies, management or practices of Separate Account B.

Prior to November 18, 2002,  Separate Account B was organized as a single separate account with six different  Sub-account  classes, each of which was registered as a distinct unit  investment  trust under the  Investment  Company Act.  Effective  November 18, 2002
each  Sub-account  class of Separate  Account B will be consolidated  into the unit investment trust formerly named American Skandia
Life Assurance  Corporation  Variable  Account B (Class 1  Sub-accounts),  which will  subsequently be renamed American Skandia Life
Assurance  Corporation  Variable  Account B. Each  Sub-account  of Separate  Account B will have multiple Unit Prices to reflect the daily charge  deducted for each  combination of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charge for each optional benefit offered under Annuity  contracts  funded through Separate Account B. The  consolidation of Separate
Account B will have no impact on Annuity Owners.

We reserve the right to make  changes to the  Sub-accounts  available  under the Annuity as we determine  appropriate.  We may offer new  Sub-accounts,  eliminate  Sub-accounts,  or combine  Sub-accounts  at our sole  discretion.  We may also close  Sub-accounts to additional  Purchase  Payments on existing Annuity  contracts or close  Sub-accounts  for Annuities  purchased on or after specified dates.  We may also substitute an underlying  mutual fund or portfolio of an underlying  mutual fund for another  underlying  mutual fund or  portfolio  of an  underlying  mutual fund,  subject to our receipt of any  exemptive  relief that we are required to obtain under the Investment Company Act.  We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

Values and benefits based on  allocations to the  Sub-accounts  will vary with the investment  performance of the underlying  mutual funds or fund  portfolios,  as  applicable.  We do not  guarantee  the  investment  results of any  Sub-account.  Your Account Value allocated  to the  Sub-accounts  may increase or  decrease.  You bear the entire  investment  risk.  There is no assurance  that the
Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D
During the  accumulation  period,  assets  supporting our obligations  based on Fixed  Allocations are held in American Skandia Life
Assurance  Corporation  Separate  Account D, also  referred to as  "Separate  Account D".  Such  obligations  are based on the fixed interest  rates we credit to Fixed  Allocations  and the terms of the Annuities.  These  obligations do not depend on the investment performance of the assets in Separate Account D.  Separate Account D was established by us pursuant to Connecticut law.

There are no units in Separate  Account D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An Annuity  Owner who allocates a portion of their Account  Value to Separate  Account D does not  participate  in the  investment  gain or loss on assets maintained  in  Separate  Account  D. Such gain or loss  accrues  solely to us. We retain  the risk that the value of the  assets in
Separate  Account D may drop below the reserves and other  liabilities we must maintain.  Should the value of the assets in Separate
Account D drop below the reserve and other  liabilities we must maintain in relation to the annuities  supported by such assets,  we will transfer  assets from our general  account to Separate  Account D to make up the  difference.  We have the right to transfer to our  general  account any assets of Separate  Account D in excess of such  reserves  and other  liabilities.  We maintain  assets in
Separate Account D supporting a number of annuities we offer.

We  currently  employ  investment  managers  to manage the  assets  maintained  in  Separate  Account  D. Each  manager we employ is responsible  for  investment  management  of a different  portion of  Separate  Account D. From time to time  additional  investment managers  may be employed or  investment  managers may cease being  employed.  We are under no  obligation  to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We are not obligated to invest  according to specific  guidelines or strategies  except as may be required by Connecticut  and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying  mutual fund is registered as an open-end  management  investment  company under the Investment  Company Act. Shares of the underlying  mutual fund portfolios are sold to separate  accounts of life insurance  companies  offering variable annuity and variable life insurance products.  The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying  mutual funds in which the  Sub-accounts  invest.  However,  under SEC rules, you have voting  rights in relation  to Account  Value  maintained  in the  Sub-accounts.  If an  underlying  mutual fund  portfolio requests a vote of  shareholders,  we will vote our shares based on  instructions  received from Owners with Account Value allocated to that  Sub-account.  Owners have the right to vote an amount equal to the number of shares  attributable  to their  contracts.  If we do not receive voting  instructions  in relation to certain  shares,  we will vote those shares in the same manner and proportion as the shares  for which we have  received  instructions.  We will  furnish  those  Owners who have  Account  Value  allocated  to a
Sub-account  whose  underlying  mutual fund portfolio has requested a "proxy" vote with proxy  materials and the necessary  forms to provide us with their voting  instructions.  Generally,  you will be asked to provide instructions for us to vote on matters such as changes in a  fundamental  investment  strategy,  adoption  of a new  investment  advisory  agreement,  or matters  relating  to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia  Trust (the  "Trust") has obtained an  exemption  from the  Securities  and Exchange  Commission  that permits its investment adviser,  American Skandia Investment Services,  Incorporated ("ASISI"),  subject to approval by the Board of Trustees of the Trust, to change  sub-advisors  for a Portfolio and to enter into new sub-advisory  agreements,  without  obtaining  shareholder approval of the changes.  This exemption (which is similar to exemptions  granted to other  investment  companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient  supervision  and management of the  sub-advisors by ASISI and the  Trustees.  The Trust is  required,  under the terms of the  exemption,  to  provide  certain  information  to  shareholders following these types of changes.

Material Conflicts
It is possible that  differences  may occur between  companies  that offer shares of an  underlying  mutual fund  portfolio to their respective  separate  accounts  issuing  variable  annuities  and/or  variable life insurance  products.  Differences may also occur surrounding the offering of an underlying  mutual fund portfolio to variable life insurance  policies and variable annuity contracts that we offer.  Under certain  circumstances,  these  differences could be considered  "material  conflicts," in which case we would take  necessary  action to protect  persons with voting rights under our variable  annuity  contracts  and variable  life  insurance policies  against  persons  with  voting  rights  under other  insurance  companies'  variable  insurance  products.  If a "material conflict" were to arise between owners of variable  annuity  contracts and variable life  insurance  policies  issued by us we would take  necessary  action to treat such  persons  equitably  in  resolving  the  conflict.  "Material  conflicts"  could  arise due to differences  in voting  instructions  between  owners of variable  life  insurance  and  variable  annuity  contracts of the same or different companies.  We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia
American  Skandia or our  affiliates  have  entered  into  agreements  with the  investment  adviser or  distributor  of many of the underlying  Portfolios.  Under the terms of these agreements,  American Skandia provides  administrative and support services to the
Portfolios for which a fee is paid that is generally based on a percentage of the average assets  allocated to the Portfolios  under the Annuity.  Any fees payable  will be  consistent  with the services  rendered or the  expected  cost savings  resulting  from the arrangement.  These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American Skandia  Marketing,  Incorporated  ("ASM"),  a wholly-owned  subsidiary of American  Skandia,  Inc., is the distributor and principal  underwriter of the securities  offered  through this  prospectus.  ASM acts as the distributor of a number of annuity and life  insurance  products we offer and both American  Skandia Trust and American  Skandia  Advisor  Funds,  Inc., a family of retail mutual  funds.  ASM also acts as an  introducing  broker-dealer  through  which it receives a portion of  brokerage  commissions  in connection  with  purchases  and sales of securities  held by  portfolios of American  Skandia Trust which are offered as underlying investment options under the Annuity.

ASM's principal business address is One Corporate Drive,  Shelton,  Connecticut 06484. ASM is registered as broker-dealer  under the
Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous  basis.  ASM enters into  distribution  agreements with  independent  broker-dealers  who are registered  under the Exchange Act and with entities that may offer the Annuity but are exempt from  registration.  Applications for the Annuity are solicited by registered  representatives of those firms. Such  representatives  will also be our appointed insurance agents under state insurance law.  In addition, ASM may offer the Annuity directly to potential purchasers.

Compensation  is paid to firms on sales of the Annuity  according  to one or more  schedules.  The  individual  representative  will receive a portion of the  compensation,  depending on the practice of the firm.  Compensation  is generally based on a percentage of
Purchase  Payments  made, up to a maximum of 5.5%.  Alternative  compensation  schedules are available  that provide a lower initial commission  plus ongoing  annual  compensation  based on all or a portion of Account  Value.  We may also provide  compensation  for providing  ongoing  service to you in relation to the Annuity.  Commissions and other  compensation  paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition,  firms may receive  separate  compensation  or  reimbursement  for,  among other things,  training of sales  personnel, marketing or other services they provide to us or our affiliates.  We or ASM may enter into  compensation  arrangements with certain firms.  These  arrangements  will not be offered to all firms and the terms of such  arrangements may differ between firms. Any such compensation  will be paid by us or ASM and will not result in any additional  charge to you. To the extent  permitted by NASD rules and other  applicable laws and  regulations,  ASM may pay or allow other  promotional  incentives or payments in the form of cash or other compensation.

Advertising:  We may  advertise  certain  information  regarding  the  performance  of the  investment  options.  Details  on how we calculate  performance for the  Sub-accounts  are found in the Statement of Additional  Information.  This  information may help you review the performance of the investment  options and provide a basis for comparison with other  annuities.  This information may be less useful when  comparing  the  performance  of the  investment  options with other  savings or  investment  vehicles.  Such other investments  may not  provide  some of the  benefits  of  annuities,  or may not be  designed  for  long-term  investment  purposes.
Additionally  other savings or investment  vehicles may not be receive the  beneficial  tax treatment  given to annuities  under the
Code.

We may advertise the performance of the Portfolios in the form of "Standard" and  "Non-standard"  Total Returns  calculated for each
Sub-account.  "Standard Total Return" figures assume a hypothetical  initial  investment of $1,000 allocated to a Sub-account during the most recent,  one, five and ten year periods (or since the inception  date that the Portfolio has been offered as a Sub-account, if less).  "Standard Total Return" figures assume that the applicable  Insurance Charge and the Annual  Maintenance Fee are deducted and that the Annuity is  surrendered  at the end of the applicable  period,  meaning that any Contingent  Deferred Sales Charge that would apply upon surrender is also deducted.  "Non-standard  Total Return" figures include any performance  figures that do not meet the SEC's rules for Standard  Total Returns.  Non-standard  Total Returns may also assume that the Annual  Maintenance  Fee does not apply due to the average  Account  Value being greater than  $100,000,  where the charge is waived.  Non-standard  Total Returns are calculated  in the same  manner  as  standardized  returns  except  that the  figures  may not  reflect  all  fees and  charges.  In particular,  they may  assume  no  surrender  at the end of the  applicable  period so that the CDSC does not  apply.  Standard  and
Non-standard  Total  Returns will not reflect the  additional  asset-based  charges  that are  deducted  when you elect any optional benefits.  The additional cost associated with any optional  benefits you elected will reduce your performance.  Non-Standard  Total
Returns must be accompanied by Standard Total Returns.

Some of the  underlying  Portfolios  existed  prior to the  inception  of these  Sub-accounts.  Performance  quoted  in  advertising regarding  such  Sub-accounts  may indicate  periods during which the  Sub-accounts  have been in existence but prior to the initial offering of the Annuities,  or periods during which the underlying  Portfolios  have been in existence,  but the  Sub-accounts  have not. Such hypothetical  historical  performance is calculated using the same assumptions  employed in calculating actual performance since inception of the  Sub-accounts.  Hypothetical  historical  performance of the underlying  Portfolios prior to the existence of the Sub-accounts may only be presented as Non-Standard Total Returns.

We may advertise the  performance  of money  market-type  Sub-accounts  using a measure of the "current and  effective  yield".  The current yield of a money  market-type  Sub-account  is  calculated  based upon the previous  seven-day  period ending on the date of calculation.  The effective yield of a money  market-type  Sub-account  reflects the  reinvestment of net income earned daily on the assets of such a  Sub-account.  The current  and  effective  yields  reflect the  Insurance  Charge and the charge for any  optional benefits (if  applicable)  deducted  against the  Sub-account.  In a low interest  rate  environment,  yields for money  market-type
Sub-accounts,  after  deduction of the Insurance  Charge,  and the charge for any optional  benefits (if applicable) may be negative even though the yield (before  deducting for such charges) is positive.  Current and effective  yield  information  will  fluctuate.
This information may not provide a basis for comparisons with deposits in banks or other  institutions  which pay a fixed yield over a stated period of time, or with investment  companies which do not serve as underlying  mutual funds for variable  annuities and/or do not have additional asset-based charges deducted for the insurance protection provided by the Annuity.

Performance  information on the Sub-accounts is based on past performance only and is not an indication or  representation of future performance.  Performance of the Sub-accounts is not fixed.  Actual  performance  will depend on the type,  quality and, for some of the  Sub-accounts,  the maturities of the investments held by the underlying  mutual funds or portfolios and upon prevailing  market conditions and the response of the underlying  mutual funds to such  conditions.  Actual  performance will also depend on changes in the expenses of the underlying  mutual funds or portfolios.  Such changes are reflected,  in turn, in the Sub-accounts  which invest in such  underlying  mutual  fund or  portfolio.  In  addition,  the total  amount of  asset-based  charges  assessed  against  each
Sub-account will affect performance.

The information we may advertise  regarding the Fixed  Allocations  may include the then current  interest rates we are crediting to new Fixed  Allocations.  Information  on  current  rates  will be as of the date  specified  in such  advertisement.  Rates  will be included in  advertisements  to the extent  permitted by law. Given that the actual rates  applicable to any Fixed Allocation are as of the date of any such Fixed  Allocation's  Guarantee  Period begins,  the rate credited to a Fixed  Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute may also compare the  performance of our  Sub-accounts  with: (a) certain  unmanaged  market  indices, including but not limited to the Dow Jones Industrial  Average,  the Standard & Poor's 500, the NASDAQ 100, the Shearson Lehman Bond
Index,  the Frank Russell  non-U.S.  Universal Mean, the Morgan Stanley  Capital  International  Index of Europe,  Asia and Far East
Funds, and the Morgan Stanley Capital  International World Index; and/or (b) other management  investment  companies with investment objectives  similar to the mutual fund or portfolio  underlying the  Sub-accounts  being compared.  This may include the performance ranking assigned by various publications,  including but not limited to the Wall Street Journal,  Forbes,  Fortune, Money, Barron's,
Business Week, USA Today and  statistical  services,  including but not limited to Lipper  Analytical  Services Mutual Funds Survey,
Lipper Annuity and Closed End Survey,  the Variable  Annuity Research Data Survey,  SEI, the Morningstar  Mutual Fund Sourcebook and
the Morningstar Variable Annuity/Life Sourcebook.

American Skandia Life Assurance  Corporation may advertise its rankings and/or ratings by independent  financial  ratings  services.
Such rankings may help you in evaluating  our ability to meet our  obligations in relation to Fixed  Allocations,  pay minimum death benefits,  pay annuity  payments or administer  Annuities.  Such rankings and ratings do not reflect or relate to the performance of
Separate Account B.

AVAILABLE INFORMATION
A Statement of  Additional  Information  is available  from us without  charge upon your  request.  This  Prospectus  is part of the registration  statement we filed with the SEC regarding this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference  Section,  450 Fifth Street N.W.,  Washington,  D.C., 20549. You may inspect and copy those  registration statements  and  exhibits  thereto at the SEC's  public  reference  facilities  at the above  address,  Room 1024,  and at the SEC's
Regional Offices,  The Woolworth Building,  233 Broadway,  New York, NY and 175 W. Jackson Boulevard,  Suite 900, Chicago, IL. These
documents,   as  well  as  documents  incorporated  by  reference,   may  also  be  obtained  through  the  SEC's  Internet  Website
(http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
To the extent and only to the extent that any statement in a document  incorporated  by reference  into this  Prospectus is modified or  superseded  by a statement in this  Prospectus  or in a  later-filed  document,  such  statement is hereby deemed so modified or superseded and not part of this  Prospectus.  The Annual Report on Form 10-K for the year ended December 31, 2002  previously  filed by the Company with the SEC under the Exchange Act is incorporated by reference in this Prospectus.

We will furnish you without charge a copy of any or all of the documents  incorporated  by reference in this  Prospectus,  including any exhibits to such documents which have been  specifically  incorporated by reference.  We will do so upon receipt of your written or oral request.

HOW TO CONTACT US
You can contact us by:
|X|      calling Skandia's Telephone Automated Response System (STARS) at 1-800-766-4530.
|X|      writing  to us via  regular  mail at  American  Skandia  -  Variable  Annuities,  P.O.  Box 7040,  Bridgeport,  Connecticut
       06601-7040 OR for express mail American  Skandia - Variable  Annuities,  One Corporate  Drive,  Shelton,  Connecticut  06484.
       NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
|X|      sending an email to customerservice@skandia.com or visiting our Internet Website at www.americanskandia.com.
|X|      accessing information about your Annuity through our Internet Website at www.americanskandia.com.

You can obtain account information  through Skandia's  Telephone  Automated Response System (STARS) and at  www.americanskandia.com, our  Internet  Website.  Our  Customer  Service  representatives  are also  available  during  business  hours to  provide  you with information  about your account.  You can request certain  transactions  through our telephone voice response  system,  our Internet
Website  or  through  a  customer  service  representative.  You  can  provide  authorization  for a  third  party,  including  your attorney-in-fact  acting  pursuant to a power of attorney or an  investment  professional,  to access your account  information  and perform certain  transactions on your account.  You will need to complete a form provided by us which identifies those  transactions that you wish to authorize via telephonic  and electronic  means and whether you wish to authorize a third party to perform any such transactions.  We require that you or your  representative  provide proper  identification  before performing  transactions over the telephone  or through our Internet  Website.  This may include a Personal  Identification  Number (PIN) that will be provided to you upon issue of your  Annuity or you may  establish  or change your PIN through  STARS and at  www.americanskandia.com,  our  Internet
Website.  Any third party that you  authorize  to perform  financial  transactions  on your  account will be assigned a PIN for your account.

Transactions  requested  via  telephone are recorded.  To the extent  permitted by law, we will not be  responsible  for any claims, loss,  liability or expense in connection with a transaction  requested by telephone or other  electronic  means if we acted on such transaction  instructions  after following  reasonable  procedures to identify those persons  authorized to perform  transactions on your  Annuity  using  verification  methods  which may  include a request  for your  Social  Security  number,  PIN or other form of electronic  identification.  We may be liable for losses due to  unauthorized  or fraudulent  instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic  information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular  and/or  express  mail will be the only means by which we will accept  transaction  instructions when telephonic,  facsimile,  Internet or any other electronic means are unavailable or delayed.  American  Skandia  reserves the right to limit,  restrict or  terminate  telephonic,  facsimile,  Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as  indemnification  for  liabilities  arising under the Securities Act of 1933 (the  "Securities  Act") may be permitted to directors,  officers or persons  controlling the registrant pursuant to the foregoing  provisions,  the registrant has been informed that in the opinion of the SEC such  indemnification  is against  public policy as expressed in the  Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this  Prospectus,  American  Skandia and its affiliates are not involved in any legal  proceedings  outside of the ordinary course of business.  American  Skandia and its affiliates are involved in pending and threatened  legal  proceedings in the normal course of its business,  however,  we do not anticipate that the outcome of any such legal  proceedings  will have a material adverse  affect on the  Separate  Account,  or American  Skandia's  ability to meet its  obligations  under the  Annuity,  or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How Performance Data is Calculated
|X|      Current and Effective Yield
|X|      Total Return

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Independent Auditors

Legal Experts

Financial Statements
|X|      Appendix A - American Skandia Life Assurance Corporation Variable Account B

                                     APPENDIX A - FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA

SELECTED FINANCIAL DATA (dollars in thousands)

The following table summarizes information with respect to the operations of the Company:

                                                       For the Year Ended December 31,
                                      2002            2001            2000           1999           1998
                                      ----            ----            ----           ----           ----
STATEMENTS OF INCOME DATA
Revenues:
Annuity and life insurance       $    370,004     $    388,696   $    424,578    $    289,989   $    186,211
   charges and fees (a) (b)
Fee income (b)                         97,650          111,196        130,610          83,243         50,839
Net investment income                  19,632           20,126         18,595          11,477         11,130
Net realized capital (losses)
   gains and other revenues (e)        (7,438)           2,698          4,195           3,688          1,360
                                 -------------    ------------   ------------    ------------   ------------

Total revenues                   $    479,848     $    522,716   $    577,978    $    388,397   $    249,540
                                 ============     ============   ============    ============   ============

Benefits and Expenses:
Annuity and life insurance       $      3,391     $      1,955   $        751    $        612   $        558
benefits
Change in annuity and life
   insurance policy reserves            2,741          (39,898)        49,339            (671)         1,053
   (c)
Guaranteed minimum death
   benefit claims, net of              23,256           20,370          2,618           4,785              -
   hedge (b)
Return credited to contract             5,196            5,796          8,463          (1,639)        (8,930)
owners
Underwriting, acquisition and
   other insurance expenses           188,728          196,755        150,597         125,434         86,306
Amortization of deferred
   acquisition costs (b) (d)          510,059          224,047        184,616          83,861         86,628
Interest expense                       14,544           73,424         85,998          69,502         41,004
                                 ------------     ------------   ------------    ------------   ------------

Total benefits and expenses      $    747,915     $    482,449   $    482,382    $    281,884   $    206,619
                                 ============     ============   ============    ============   ============

Income tax (benefit) expense     $   (102,810)    $      7,168   $     30,779    $     30,344   $      8,154
                                 ============     ============   ============    ============   ============

Net (loss) income                $   (165,257)    $     33,099   $     64,817    $     76,169   $     34,767
                                 ============     ============   ============    ============   ============

STATEMENTS OF FINANCIAL
CONDITION DATA
Total assets (b)                 $ 23,708,585     $ 28,009,782   $ 31,702,705    $ 30,881,579   $ 18,848,273
                                 ============     ============   ============    ============   ============

Future fees payable to parent    $    708,249     $    799,472   $    934,410    $    576,034   $    368,978
                                 ============     ============   ============    ============   ============

Surplus notes                    $    110,000     $    144,000   $    159,000    $    179,000   $    193,000
                                 ============     ============   ============    ============   ============

Shareholder's equity             $    683,061     $    577,668   $    496,911    $    359,434   $    250,417
                                 ============     ============   ============    ============   ============

a.       On annuity and life insurance sales of $3,472,044, $3,834,167, $8,216,167, $6,862,968, and $4,159,662, during the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively, with contract owner assets under management of $21,894,636,
     $26,017,847, $29,751,822, $29,396,693, and $17,854,761, as of December 31, 2002, 2001, 2000, 1999, and 1998, respectively.
b.       These items are significantly impacted by equity market volatility.
c.       For the year ended December 31, 2000, change in annuity and life insurance policy reserves reflected increases to those reserves for guaranteed minimum death benefit ("GMDB") exposure.  For the year ended December 31, 2001, the Company changed certain of its assumptions related to its GMDB exposure resulting in a benefit to operations.  See Results of Operations in
     Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") for a further discussion.
d.       During the year ended December 31, 2002, the Company recorded an acceleration of amortization of $206,000 against the deferred acquisition cost asset.  See the MD&A for a further discussion.
e.       Net realized capital (losses) gains and other revenues include $5,845 of net realized capital losses on sales of securities during 2002 and an other than temporary impairment charge of $3,769 recorded during 2002 on the Company's equity securities.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (dollars in thousands)

Management's  Discussion  and Analysis of Financial  Condition  and Results of  Operations  should be read in  conjunction  with the consolidated financial statements and the notes thereto and Item 6, Selected Financial Data.

 Results of Operations
 ---------------------

Annuity and life insurance sales were  $3,472,044,  $3,834,167 and $8,216,167,  in 2002, 2001 and 2000,  respectively.  The decrease in sales in 2002 and 2001 was  primarily  the result of the general  decline in sales in the  industry,  attributed in large part to the continued  uncertainty in the equity markets. In addition,  the Company believes uncertainty  regarding its future ownership has adversely  impacted  sales,  primarily  in the latter  part of 2002.  The  Company  announced,  in the first  quarter  of 2002,  its intention to focus on the growth of its core variable annuity business.

Average assets under management totaled  $23,637,559 in 2002,  $26,792,877 in 2001 and $31,581,902 in 2000,  representing a decrease of 12% and 15% in 2002 and 2001,  respectively,  due primarily to weak equity  markets.  The decrease in annuity and life  insurance charges and fees and fee income before  surrender  charge income and  reinsurance  was  consistent  with the decline in assets under management.  Surrender  charge income  increased in 2002 as compared to 2001.  This was caused by higher lapses when compared to the applicable  prior year periods,  and was primarily  attributable,  the Company  believes,  to concerns by contract  holders,  rating agencies and the Company's  distribution  channels,  surrounding  the  uncertainty  in the equity markets and its impact on variable annuity  companies  generally and, prior to the  announcement of the Acquisition,  uncertainty  concerning the Company's future (See
Liquidity and Capital Resources for rating agency actions).

Net realized  capital losses in 2002 were primarily  from $9,593 of losses on sales and $3,769 of  other-than-temporary  impairments of mutual fund  investments  that are held in support of a deferred  compensation  program for certain of the  Company's  employees.
The deferred  compensation  program losses were offset by net gains of $3,746 during 2002 on sales of fixed maturities.  Included in those net gains on sales of fixed maturities for 2002, was a realized loss of approximately  $1,236 on the sale of a WorldCom,  Inc.
bond. The net capital gains in 2001 related  primarily to sales of fixed maturity  investments,  were partially  offset by losses on securities in the fixed  maturity  portfolio.  The most  significant  loss was $2,636 related to Enron  securities.  In addition net realized  capital  losses  of $3,534 in 2001  were  incurred  due to sales of mutual  fund  holdings  in  support  of the  Company's non-qualified deferred compensation program.

The change in annuity and life insurance policy reserves  includes  changes in reserves related to annuity  contracts with mortality risks.  During 2001, the Company's  Guaranteed Minimum Death Benefit ("GMDB") reserve decreased $43,984,  as the result of an update of certain  reserve  assumptions as to risks inherent in the benefit.  Previous  assumptions  had been based on statutory  valuation principles as an approximation  for U.S. GAAP. In addition,  future  mortality rates were lowered in 2001 to reflect  favorable past experience.  However,  offsetting  the  resulting  increase in earnings  and equity as a result of changes in the GMDB  liability in
2001,  assumptions  related to GMDB claim  costs were also  updated in the  calculation  of the  deferred  acquisition  cost  asset, resulting in additional amortization of this asset.

The Company uses  derivative  instruments,  which  consist of equity  option  contracts for risk  management  purposes,  and not for trading or  speculation.  The Company hedges the economic GMDB exposure  associated  with equity market  fluctuations.  GMDB claims, net of hedge,  consist of GMDB claims offset by the mark to market and realized  capital  gain/loss  results of the Company's option contracts.  During 2002 and 2001,  the  fluctuations  in GMDB  claims,  net of hedge,  were  driven by an increase in hedge  related benefits of $19,776 and  $14,646,  respectively.  Hedge  related  benefits  were  partially  offset by  increases  in GMDB claims of
$22,662 and $32,398 during 2002 and 2001, respectively.

Return credited to contract owners consists  primarily of net investment  results from the Company's  fixed,  market value adjusted, separate account  investment  option and changes in the Company's  experience rated  reinsurance  receivables.  The decrease in 2002 was primarily due to increased net investment  results on the Company's fixed,  market value adjusted,  separate account  investment option.  As the equity markets decline,  movement from variable  investment  options to fixed investment  options,  primarily due to one of the  Company's  product  features,  has  increased  the assets  invested in the fixed  separate  account  investment  option.
Included in 2002 net investment results is $9,849 of realized and unrealized losses on certain  securities,  of which $5,427 related to  WorldCom,  Inc.  bonds.  The  increase  in net  investment  results  was  partially  offset by a decrease  in  experience  rated reinsurance  receivables  in 2002 due to unfavorable  experience on certain blocks of variable  annuity  business.  In 2001,  return credited to contract  owners  decreased  primarily  due to favorable  experience  on certain  blocks of variable  annuity  contracts increasing the experience rated reinsurance  receivable.  Partially  offsetting the 2001 decrease is net investment losses of $1,662 related to Enron securities.

 Underwriting, acquisition and other insurance expenses for 2002, 2001 and 2000 were as follows:

                                                        2002              2001               2000
                                                        ----              ----               ----
Commissions and purchase credits                         $   287,612       $   248,187         $   430,743
General operating expenses                                   145,438           157,704             214,957
Acquisition costs deferred                                  (244,322)         (209,136)           (495,103)
                                                         -----------       -----------         -----------
Underwriting,   acquisition   and   other   insurance
     expenses                                            $   188,728       $   196,755         $   150,597
                                                         ===========       ===========         ===========

New products  launched,  as well as a larger  proportion of sales of products with higher  commissions as compared to 2001 led to an increase in  commissions  and purchase  credits  during  2002.  Lower sales and asset  levels led to a decrease in  commissions  and purchase credits during 2001.  Partially  offsetting this decline in 2001, the company launched a commission  promotion program that increased  commissions  as a percentage of new sales.  Commission  promotions in 2002 were  approximately  equivalent as compared to
2001.

General  operating  expenses  decreased  during  2002 and 2001 as a result of lower  sales-based  compensation,  as well as  expense reduction  programs  implemented during 2001 and continued strong expense  management in 2002.  Variable  compensation and long-term incentive plan expenses have decreased due to the slowdown in sales and the decline in the equity markets.

Amortization  of deferred  acquisition  costs  increased over the past two years, in general,  due to the further  depressed  equity markets in 2002 and 2001,  thereby  decreasing  expectations  of future gross profits and actual gross profits from asset based fees and  increased  expected and actual claim costs  associated  with minimum death benefit  guarantees.  During 2002,  the Company also performed a  recoverability  study and an analysis of its  short-term  assumptions  of future  gross  profits and  determined  those assumptions  of future  profits  to be  excessive.  This  analysis  resulted  in a current  year  acceleration  of  amortization  of
$206,000.  During 2002 and 2001,  the Company  also updated its future  estimated  gross  profits with respect to certain  mortality assumptions  reflecting  actual  experience and the decline in the equity markets  resulting in additional  increased  amortization.
See Note 2 of Notes to Consolidated Financial Statements for a further discussion on amortization of deferred acquisition costs.

Interest  expense  decreased during 2002 primarily due to lower interest expense related to the future fees payable to ASI liability
(See Note 8). Interest  expense on these  obligations is driven by the cash flows from the underlying  annuity  contracts  acting as collateral.  Due to the depressed  asset values of those annuity  contracts  driven by the decline in the equity  markets,  the cash flows, and therefore the interest  expense,  decreased from prior year levels.  Interest expense  decreased in 2001 as a result of a reduction in borrowing.

The Company's  income tax  (benefit)  expense  varies  directly with  increases or decreases in (loss) income from  operations.  The effective income tax rate varied from the corporate rate of 35% due primarily to the deduction for dividends received.

Total assets and  liabilities  decreased  $4,301,197 and  $4,406,590,  respectively,  from December 31, 2001.  This change  resulted primarily from the declining equity markets.

 Significant Accounting Policies
 -------------------------------

 Deferred Acquisition Costs

The costs of acquiring  new business,  which vary with and are primarily  related to new business  generated,  are deferred,  net of reinsurance.  These costs include  commissions,  purchase  credits,  costs of contract  issuance,  and certain selling expenses that vary with production.

The Company uses the  retrospective  deposit  method for  amortizing  deferred  acquisition  costs.  This method results in deferred acquisition  costs being  amortized in proportion to expected gross profits from surrender  charges and policy and asset based fees, net of  operating  and claim  costs.  The  deferred  acquisition  cost asset is  adjusted  retrospectively  and  prospectively  when estimates  of current and future  gross  profits to be realized  from a group of  products  are  revised.  Critical  assumptions  in estimating  gross profits  include those for  surrenders,  long-term fund growth rate,  expenses and death  benefits.  The long-term fund growth rate, in large part,  determines  the estimated  future asset levels on which the most  significant  revenues are based.
The Company's  long-term fund growth rate assumption is 8% (net of charges assessed  against the underlying  mutual fund, but before charges assessed at the separate  account and contract  level).  When current period actual asset growth is greater or less than the
Company's  long-term  expectation,  the Company adjusts the short-term asset growth rate to a level that will allow the Company,  in the short-term,  to resume the long-term asset growth rate  expectation.  The short-term asset growth rate is subject to constraints surrounding  actual market  conditions.  If the Company's  long-term fund growth rate assumption was 7% instead of 8%, the Company's deferred acquisition cost asset at December 31, 2002 would be reduced by $26,273.

 Future Fees Payable to ASI

In a series of  transactions  with ASI,  the Company  transferred  certain  rights to receive a portion of future fees and  contract charges expected to be realized on designated blocks of deferred annuity contracts.

The proceeds  from the  transfers  have been recorded as a liability and are being  amortized  over the remaining  surrender  charge period of the  designated  contracts  using the interest  method.  The Company did not transfer the right to receive future fees and charges after the expiration of the surrender charge period.

In connection with these  transactions,  ASI, through special purpose trusts,  issued  collateralized  notes in private  placements, which are secured by the rights to receive future fees and charges purchased from the Company.

Under the terms of the securitization  purchase  agreements,  the rights  transferred  provide for ASI to receive a percentage (60%,
80% or 100% depending on the underlying  commission  option) of future  mortality and expense charges and contingent  deferred sales charges,  after  reinsurance,  expected to be realized  over the  remaining  surrender  charge  period of the  designated  contracts
(generally  6 to 8 years).  The  liability  for future fees payable to ASI at the balance  sheet date is based on the  consideration received less principal  repayments  according to amortization  schedules that were developed at the inception of the  transactions.
If actual  mortality  and expense  charges and  contingent  deferred  sales  charges are less than those  projected  in the original amortization  schedules,  calculated on a transaction  by transaction  basis,  ASI has no recourse  against the Company.  As account values  associated  with the  designated  contracts  have  declined,  consistent  with the  overall  decline in the equity  markets, historical  mortality  and  expense  charges  have been lower than  expected  on certain  transactions  and it is likely that future mortality and expense  charges,  on those same  transactions,  will be lower than originally  projected.  As a result,  the ultimate cash flows  associated  with these  transactions  that will  transfer  to ASI may be lower than the current  carrying  amount of the liability.

The Company has determined,  using  assumptions for lapses,  mortality,  free  withdrawals and a long-term fund growth rate of 8% on the Company's assets under management, that the present value of future payments to ASI would be $429,773.

 Deferred Taxes

The Company  evaluates the necessity of recording a valuation  allowance against its deferred tax asset in accordance with Statement of Financial  Accounting  Standards No. 109,  Income Taxes ("SFAS 109"). In performing this  evaluation,  the Company  considers all available  evidence  in making  the  determination  as to  whether  it is more  likely  than not that  deferred  tax  assets are not realizable.  For the Company,  that evidence  includes:  cumulative  U.S. GAAP pre-tax  income in recent years past,  whether or not operating  losses have expired  unused in the past,  the length of  remaining  carryback or  carryforward  periods,  and net taxable income or loss  expectations  in early future years.  The net taxable  income or loss  projections  are based on profit  assumptions consistent with those used to amortize deferred acquisition costs (see above discussion on deferred acquisition costs).

As of December 31, 2002, the Company has  approximately  $361,000  gross  deferred tax assets  related  principally to net operating loss  carryforwards  that  expire  in 2016 and 2017 and  insurance  reserve  differences.  After  considering  the  impact  of gross reversing  temporary  liabilities of $323,000,  the Company  estimates that the Company will generate  sufficient  taxable income to fully utilize gross deferred tax assets within 2 years (prior to the expiration of the net operating losses).

 Liquidity and Capital Resources
 -------------------------------

The Company's liquidity requirements have generally been met by cash from insurance operations,  investment  activities,  borrowings from ASI, reinsurance, capital contributions and securitization transactions with ASI (see Note 8).

The  Company's  cash from  insurance  operations  is primarily  comprised of fees  generated  off of assets under  management,  less commission  expense on sales,  sales and marketing  expenses and other operating  expenses.  Fund  performance  driven by the equity markets  directly impact assets under management and therefore,  the fees the Company can generate off of those assets.  During 2002 and 2001, assets under management  declined  consistent with the equity market declines resulting in reductions in fee revenues.  In addition,  the  equity  markets  impact  sales  of  variable  annuities.  As sales  have  declined  in a  declining  equity  market, non-promotional  commission  expense  declined,  however,  in order to boost sales  levels,  the Company has offered  various  sales promotions increasing the use of cash for commission expense.

In order to fund the cash strain  generated from  acquisition  costs on current sales, the Company has relied on cash generated from its direct insurance  operations as well as reinsurance and securitization  transactions.  The Company has used modified coinsurance reinsurance  arrangements  whereby the  reinsurer  shares in the  experience  of a specified  book of  business.  These  reinsurance transactions  result in the Company  receiving  from the reinsurer an upfront  ceding  commission  on the book of business  ceded in exchange for the reinsurer  receiving , the future fees  generated from that book of business.  These  reinsurance  agreements  also mitigate the recoverability  risk associated with the payment of up-front  commissions and other acquisition costs.  Similarly,  the
Company has entered into securitization  transactions  whereby the Company issues to ASI, in exchange for cash, the right to receive future fees  generated  off of a specific  book of  business.  On April 12,  2002,  the Company  entered  into a new  securitization transaction  with ASI. This  transaction  covers  designated  blocks of business  issued from November 1, 2000 through  December 31,
2001.  The  estimated  present  value of the  transaction  at April 12,  2002,  using a discount  rate of 6.00%,  was  approximately
$101,713.

As of December 31, 2002, 2001 and 2000, the Company had short-term  borrowings of $10,000,  $10,000 and $10,000,  respectively,  and had  long-term  surplus notes  liabilities  of $110,000,  $144,000 and $159,000,  respectively.  During 2002,  the Company  borrowed
$263,091 and paid back $263,091  related to short-term  borrowing.  During 2002 and 2001, the Company  received  permission from the
State of Connecticut  Insurance Department to pay down surplus notes in the amount of $34,000 and $15,000,  respectively.  See Notes
14 and 15 of Notes  to  Consolidated  Financial  Statements  for  more  information  on  surplus  notes  and  short-term  borrowing, respectively.

As of December 31, 2002, 2001 and 2000,  shareholder's  equity totaled $683,061,  $577,668 and $496,911,  respectively.  The Company received capital  contributions  of $259,720 and $48,000 from ASI during 2002 and 2001,  respectively.  Of this,  $4,520 and $2,500, respectively,  was used to support its  investment in Skandia  Vida.  Net (loss)  income of  ($165,257)  and $33,099,  for the years ended December 31, 2002 and 2001, respectively, contributed to the respective changes in shareholder's equity in 2002 and 2001.

The National Association of Insurance  Commissioners  ("NAIC") requires insurance companies to report information  regarding minimum
Risk Based Capital ("RBC")  requirements.  These requirements are intended to allow insurance  regulators to identify companies that may need regulatory  attention.  The RBC model law requires that insurance  companies  apply various  factors to asset,  premium and reserve items,  all of which have inherent risks.  The formula  includes  components for asset risk,  insurance risk,  interest rate risk and business risk.  The Company has complied with the NAIC's RBC reporting  requirements  and has total  adjusted  capital well above required capital.

During 2002,  all of the major rating  agencies  reviewed the U.S. life  insurance  sector,  including  the Company.  Based on these reviews the rating  agencies  have  evolving  concerns  surrounding  the risk  profile of variable  annuity  companies  due to their significant  exposure  to equity  market  performance.  This  exposure  has  resulted,  and may  continue  to  result,  in  earnings volatility.  Based on the reviews made during 2002, the following ratings actions took place:

On May 8,  2002,  Fitch  Ratings  downgraded  the  Company's  "insurer  financial  strength"  rating to A+ from AA- with a  "stable"
outlook.

On September 19, 2002,  Fitch Ratings lowered the Company's  "insurer  financial  strength"  rating to A- from A+ with an "evolving"
outlook.

On September 27, 2002, A.M. Best Co. lowered the Company's "financial strength" rating to A- from A with negative implications.

On October 16, 2002,  Standard and Poor's lowered the Company's  "counter party credit" and "financial  strength" ratings to A- from
A+ with a negative outlook and removed the Company from Credit Watch.

Subsequent  to the  announcement  of the  Acquisition,  Standard  and  Poor's  placed  the  Company  on  CreditWatch  with  positive implications.

 Effects of Inflation
 --------------------

The rate of inflation has not had a significant effect on the Company's financial statements.

Outlook
-------

The Company believes that it is well positioned to retain and enhance its position as a leading  provider of financial  products for long-term  savings and retirement  purposes as well as to address the economic impact of premature death,  estate planning  concerns and supplemental  retirement  needs. The Company has renewed its focus on its core variable annuity  business,  offering  innovative long-term  savings and income products,  strengthening its wholesaling  efforts and providing  consistently good customer service in order to gain market share and improve profitability in an increasingly competitive market.

The  Gramm-Leach-Bliley  Act of 1999 (the Financial Services  Modernization Act) permits  affiliation among banks,  securities firms and insurance  companies.  This legislative change has created  opportunities for continued  consolidation in the financial services industry and increased competition as large companies offer a wide array of financial products and services.

Various  other  legislative  initiatives  could impact the Company such as pension  reform and capital gains and estate tax changes.
These  include the  proposed  exclusion  from tax for  corporate  dividends,  potential  changes to the  deductibility  of dividends received from the Company's  separate accounts and newly proposed  tax-advantaged  savings programs.  Additional  pension reform may change current tax deferral rules and allow increased  contributions to retirement  plans,  which may lead to higher  investments in tax-deferred  products and create  growth  opportunities  for the Company.  A capital  gains tax  reduction  may cause  tax-deferred products to be less attractive to consumers, which could adversely impact the Company.

In addition,  NAIC  statutory  reserving  guidelines  and/or  interpretations  of those  guidelines  may change in the future.  Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

 Forward Looking Information
 ---------------------------

The Private Securities  Litigation Reform Act of 1995 (the "1995 Act") provides a "safe harbor" for forward-looking  statements,  so long as those statements are identified as forward-looking,  and the statements are accompanied by meaningful  cautionary statements that identify  important  factors that could cause actual results to differ  materially  from those  discussed in the statement.  We want to take advantage of these safe harbor provisions.

Certain  information  contained in the  Management's  Discussion  and Analysis of Financial  Condition  and Results of Operations is
forward-looking within the meaning of the 1995 Act or Securities and Exchange Commission rules.

These  forward-looking  statements  rely on a number  of  assumptions  concerning  future  events,  and are  subject  to a number of significant  uncertainties  and results may differ  materially  from these  statements.  You should not put undue  reliance on these forward-looking  statements.  We disclaim any intention or obligation to update or revise forward-looking  statements,  whether as a result of new information, future events or otherwise.

 QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company is subject to potential  fluctuations in earnings and the fair value of certain of its assets and  liabilities,  as well as variations in expected cash flows due to changes in market  interest rates and equity prices.  The following  discussion  focuses on specific  exposures the Company has to interest rate and equity price risk and describes  strategies  used to manage these risks, and includes  "forward-looking  statements" that involve risk and uncertainties.  The discussion is limited to financial instruments subject to market risks and is not intended to be a complete discussion of all of the risks to which the Company is exposed.

 Interest Rate Risk
 ------------------

Fluctuations  in interest rates can  potentially  impact the Company's  profitability  and cash flows.  At December 31, 2002, 91% of assets held under  management  by the Company are in  non-guaranteed  Separate  Accounts for which the  Company's  interest rate and equity  market  exposure is not  significant,  as the contract  owner  assumes  substantially  all of the  investment  risk.  Of the remaining  9% of  assets,  the  interest  rate risk from  contracts  that  carry  interest  rate  exposure  is  managed  through  an asset/liability matching program which takes into account the risk variables of the insurance liabilities supported by the assets.

At December 31, 2002, the Company held fixed maturity  investments in its general  account that are sensitive to changes in interest rates. These securities are held in support of the Company's fixed immediate  annuities,  fixed supplementary  contracts,  the fixed investment option offered in its variable life insurance  contracts,  and in support of the Company's target solvency  capital.  The
Company has a conservative  investment  philosophy with regard to these investments.  All investments are investment grade corporate securities, government agency or U.S. government securities.

The Company's  deferred  annuity  products  offer a fixed  investment  option which  subjects the Company to interest rate risk. The fixed option  guarantees a fixed rate of interest for a period of time  selected by the contract  owner.  Guarantee  period  options available range from one to ten years.  Withdrawal of funds,  or transfer of funds to variable  investment  options,  before the end of the guarantee  period subjects the contract owner to a market value  adjustment  ("MVA").  In the event of rising interest rates, which make the fixed  maturity  securities  underlying  the  guarantee  less  valuable,  the MVA could be negative.  In the event of declining  interest  rates,  which make the fixed maturity  securities  underlying  the guarantee  more  valuable,  the MVA could be positive.  The resulting  increase or decrease in the value of the fixed option,  from calculation of the MVA, should  substantially offset the increase or decrease in the market  value of the  securities  underlying  the  guarantee.  The Company  maintains  strict asset/liability  matching  to  enable  this  offset.  However,  the  Company  still  takes on the  default  risk for the  underlying securities,  the interest rate risk of  reinvestment  of interest  payments and the risk of failing to maintain the  asset/liability matching program with respect to duration and convexity.

Liabilities held in the Company's  guaranteed separate account as of December 31, 2002 totaled $1,828,048.  Assets,  primarily fixed income  investments,  supporting those liabilities had a fair value of $1,828,048.  The Company performed a sensitivity  analysis on these  interest-sensitive  liabilities and assets at December 31, 2002. The analysis showed that an immediate  decrease of 100 basis points in interest rates would result in a net increase in liabilities and the  corresponding  assets of  approximately  $69,150 and
$68,500,  respectively.  An analysis of a 100 basis point decline in interest  rates at December 31, 2001,  showed a net increase in interest-sensitive liabilities and the corresponding assets of approximately $39,800 and $39,900, respectively.

 Equity Market Exposure
 ----------------------

The primary  equity market risk to the Company comes from the nature of the variable  annuity and variable life products sold by the
Company.  Various  fees and  charges  earned  are  substantially  derived  as a  percentage  of the  market  value of  assets  under management.  In a market decline,  this income will be reduced.  This could be further  compounded by customer  withdrawals,  net of applicable  surrender  charge  revenues,  partially  offset by transfers to the fixed option  discussed  above. A 10% decline in the market value of the assets under  management at December 31, 2002,  sustained  throughout  2003, would result in an approximate drop in related mortality and expense charges and annual fee income of $36,350.

Another  equity  market risk  exposure of the Company  relates to guaranteed  minimum  death  benefit  payments.  Declines in equity markets and,  correspondingly,  the  performance of the funds  underlying the Company's  products,  increase  exposure to guaranteed minimum death benefit  payments.  As discussed in Note 2D of the  consolidated  financial  statements,  the Company uses  derivative instruments to hedge against the risk of  significant  decreases in equity  markets.  Prior to the  implementation  of this program, the Company used reinsurance to mitigate this risk.

The Company has a portfolio of equity investments  consisting of mutual funds, which are held in support of a deferred  compensation program.  In the event of a decline in market values of underlying  securities,  the value of the portfolio  would decline;  however the accrued benefits payable under the related deferred compensation program would decline by a corresponding amount.

Estimates of interest rate risk and equity price risk were  obtained  using  computer  models that take into  consideration  various assumptions  about the future.  Given the  uncertainty  of future  interest rate  movements,  volatility  in the equity  markets and consumer behavior, actual results may vary from those predicted by the Company's models.

                                            AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                                                   Report of Independent Auditors

To the Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the consolidated  statements of financial  condition of American  Skandia Life Assurance  Corporation (the "Company"
which is an indirect  wholly-owned  subsidiary of Skandia  Insurance Company Ltd.) as of December 31, 2002 and 2001, and the related consolidated  statements  of income,  shareholder's  equity and cash flows for each of the three years in the period ended  December
31, 2002. These  consolidated  financial  statements are the  responsibility of the Company's  management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing  standards  generally  accepted in the United States.  Those  standards  require that we plan and perform the audit to obtain  reasonable  assurance  about  whether the  financial  statements  are free of material misstatement.  An audit  includes  examining,  on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates made by management,  as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects,  the consolidated  financial position of American  Skandia Life  Assurance  Corporation  at December  31, 2002 and 2001,  and the  consolidated  results of their operations  and their cash flows for each of the three years in the period ended  December 31, 2002, in conformity  with  accounting principles generally accepted in the United States.

As discussed in Note 2, in 2002 the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other
Intangible Assets.

As discussed in Note 2, effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133,
Accounting for Derivative Instruments and Hedging Activities.

/s/ Ernst & Young LLP

Hartford, Connecticut
February 3, 2003

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                           Consolidated Statements of Financial Condition
                                                 (in thousands, except share data)

                                                                           As of December 31,
                                                                          2002            2001
                                                                          ----            ----
ASSETS
------
Investments:
   Fixed maturities - at fair value (amortized cost of $379,422
     and $356,882, respectively)                                     $       398,601 $       362,831
   Equity securities - at fair value (amortized cost of $52,017
     and $49,886, respectively)                                               51,769          45,083
   Derivative instruments - at fair value                                     10,370           5,525
   Policy loans                                                                7,559           6,559
                                                                     --------------- ---------------

     Total investments                                                       468,299         419,998

Cash and cash equivalents                                                     51,339               -
Accrued investment income                                                      4,196           4,737
Deferred acquisition costs                                                 1,117,544       1,383,281
Reinsurance receivable                                                         5,447           7,733
Receivable from affiliates                                                     3,961           3,283
Income tax receivable                                                              -          30,537
Deferred income taxes                                                         38,206               -
Fixed assets, at depreciated cost (accumulated depreciation of
$7,555 and $4,266, respectively)                                              12,132          17,752
Other assets                                                                 101,848         103,912
Separate account assets                                                   21,905,613      26,038,549
                                                                     --------------- ---------------

     Total assets                                                    $    23,708,585 $    28,009,782
                                                                     =============== ===============

LIABILITIES AND SHAREHOLDER'S EQUITY
------------------------------------
Liabilities:
Reserves for future policy and contract benefits                     $       149,349 $        91,126
Accounts payable and accrued expenses                                        133,543         192,952
Income tax payable                                                             6,547               -
Deferred income taxes                                                              -          54,980
Payable to affiliates                                                          2,223         101,035
Future fees payable to American Skandia, Inc. ("ASI")                        708,249         799,472
Short-term borrowing                                                          10,000          10,000
Surplus notes                                                                110,000         144,000
Separate account liabilities                                              21,905,613      26,038,549
                                                                     --------------- ---------------

     Total liabilities                                                    23,025,524      27,432,114
                                                                     --------------- ---------------

Commitments and contingent liabilities (Note 18)

Shareholder's equity:
Common stock, $100 par value, 25,000 shares authorized,
   issued and outstanding                                                      2,500           2,500
Additional paid-in capital                                                   595,049         335,329
Retained earnings                                                             73,821         239,078
Accumulated other comprehensive income                                        11,691             761
                                                                     --------------- ---------------

     Total shareholder's equity                                              683,061         577,668
                                                                     --------------- ---------------

     Total liabilities and shareholder's equity                      $    23,708,585 $    28,009,782
                                                                     =============== ===============

                                          See notes to consolidated financial statements.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                                 Consolidated Statements of Income
                                                           (in thousands)

                                                                       For the Years Ended December 31,
                                                                      2002          2001           2000
                                                                      ----          ----           ----

REVENUES
--------

Annuity and life insurance charges and fees                       $    370,004  $    388,696  $    424,578
Fee income                                                              97,650       111,196       130,610
Net investment income                                                   19,632        20,126        18,595
Net realized capital (losses) gains                                     (9,614)          928          (688)
Other                                                                    2,176         1,770         4,883
                                                                  ------------  ------------  ------------

   Total revenues                                                      479,848       522,716       577,978
                                                                  ------------  ------------  ------------

EXPENSES
--------

Benefits:
   Annuity and life insurance benefits                                   3,391         1,955           751
   Change in annuity and life insurance policy reserves                  2,741       (39,898)       49,339
   Guaranteed minimum death benefit claims, net of hedge                23,256        20,370         2,618
   Return credited to contract owners                                    5,196         5,796         8,463
                                                                  ------------  ------------  ------------

     Total benefits                                                     34,584       (11,777)       61,171

Other:
   Underwriting, acquisition and other insurance
     expenses                                                          188,728       196,755       150,597
   Amortization of deferred acquisition costs                          510,059       224,047       184,616
   Interest expense                                                     14,544        73,424        85,998
                                                                  ------------  ------------  ------------

                                                                       713,331       494,226       421,211
                                                                  ------------  ------------  ------------

   Total benefits and expenses                                         747,915       482,449       482,382
                                                                  ------------  ------------  ------------

     (Loss) income from operations before income tax
(benefit) expense                                                     (268,067)       40,267        95,596

       Income tax (benefit) expense                                   (102,810)        7,168        30,779
                                                                  ------------  ------------  ------------

         Net (loss) income                                        $   (165,257) $     33,099  $     64,817
                                                                  ============  ============  ============

                                          See notes to consolidated financial statements.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                          Consolidated Statements of Shareholder's Equity
                                                           (in thousands)

                                                                                    Accumulated Other
                                                                                  Comprehensive Income
                                                                               ----------------------------
                                                                               -------------- -------------
                                                      Additional                  Foreign      Unrealized
                                          Common        Paid in    Retained      Currency        Gains
                                            Stock       Capital     Earnings    Translation     (Losses)       Total
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
 As of December 31, 1999                      $2,500     $215,879    $141,162        $148          ($255)      $359,434
Net income                                                             64,817                                    64,817
Other comprehensive income:
   Unrealized capital gains                                                                          843            843
   Reclassification adjustment for
realized losses included in net
realized capital (losses) gains                                                                      433            433
   Foreign currency translation                                                       (66)                          (66)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive income                                                                                        1,210
                                                                                                            ------------
                                                                                                            ------------
Comprehensive income                                                                                             66,027
Capital contributions                                      71,450                                                71,450
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2000                        2,500      287,329     205,979          82          1,021        496,911
Net income                                                             33,099                                    33,099
Other comprehensive loss:
   Unrealized capital losses                                                                        (261)          (261)
   Reclassification adjustment for
realized gains included in net
realized capital (losses) gains                                                                      (14)           (14)
   Foreign currency translation                                                       (67)                          (67)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive loss                                                                                           (342)
                                                                                                            ------------
                                                                                                            ------------
Comprehensive income                                                                                             32,757
Capital contributions                                      48,000                                                48,000
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2001                        2,500      335,329     239,078          15            746        577,668
Net loss                                                             (165,257)                                 (165,257)
Other comprehensive income:
   Unrealized capital gains                                                                       10,434         10,434
   Reclassification adjustment for
realized losses included in net
realized capital (losses) gains                                                                    1,126          1,126
   Foreign currency translation                                                      (630)                         (630)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive income                                                                                       10,930
                                                                                                            ------------
                                                                                                            ------------
Comprehensive loss                                                                                             (154,327)
Capital contributions                                     259,720                                               259,720
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2002                       $2,500     $595,049     $73,821       $(615)       $12,306       $683,061

Unrealized  capital  gains  (losses)  is shown net of tax  expense  (benefit)  of $5,618,  ($140) and $454 for 2002,  2001 and 2000,
respectively.  Reclassification  adjustment for realized  losses (gains)  included in net realized  capital  (losses) gains is shown net of tax expense  (benefit) of $606, ($8) and $233 for 2002, 2001 and 2000,  respectively.  Foreign currency  translation is shown net of tax benefit of $339, $36 and $36 for 2002, 2001 and 2000, respectively.

                                          See notes to consolidated financial statements.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                               Consolidated Statements of Cash Flows
                                                           (in thousands)

                                                                         For the Years Ended December 31,
                                                                           2002        2001        2000
                                                                           ----        ----        ----
Cash flow from operating activities:
   Net (loss) income                                                    $ (165,257) $   33,099  $   64,817
   Adjustments to reconcile net (loss) income to net
     cash (used in) provided by operating activities:
     Amortization and depreciation                                          21,649      13,374       5,758
     Deferral of acquisition costs                                        (244,322)   (209,136)   (495,103)
     Amortization of deferred acquisition costs                            510,059     224,047     184,616
     Deferred tax (benefit) expense                                        (99,071)     46,215      60,023
     Change in unrealized (gains) losses on derivatives                     (5,149)      2,902      (2,936)
     Increase (decrease) in policy reserves                                  3,293     (38,742)     50,892
     (Decrease) increase in net receivable/payable to affiliates           (99,490)    103,496     (72,063)
     Change in net income tax receivable/payable                            37,084       4,083     (58,888)
     Increase in other assets                                               (9,546)    (12,105)    (65,119)
     Decrease (increase) in accrued investment income                          541         472      (1,155)
     Decrease (increase) in reinsurance receivable                           2,286      (1,849)        420
     (Decrease) increase in accounts payable and accrued
expenses                                                                   (59,409)     55,912     (21,550)
     Net realized capital (gains) losses on derivatives                    (26,654)    (14,929)      5,554
     Net realized capital losses (gains) on investments                      9,616        (928)        688
                                                                        ----------  ----------  ----------
       Net cash (used in) provided by operating activities                (124,370)    205,911    (344,046)
                                                                        ----------  ----------  ----------

Cash flow from investing activities:
     Purchase of fixed maturity investments                               (388,053)   (462,820)   (380,737)
     Proceeds from sale and maturity of fixed
       maturity investments                                                367,263     390,816     303,736
     Purchase of derivatives                                               (61,998)   (103,533)    (14,781)
     Proceeds from exercise or sale of derivative instruments               88,956     113,051       5,936
     Purchase of shares in equity securities and dividend
reinvestments                                                              (49,713)    (55,430)    (18,136)
     Proceeds from sale of shares in equity securities                      34,220      25,228       8,345
     Purchase of fixed assets                                               (2,423)    (10,773)     (7,348)
     Increase in policy loans                                               (1,000)     (2,813)     (2,476)
                                                                        ----------  ----------  ----------
       Net cash used in investing activities                               (12,748)   (106,274)   (105,461)
                                                                        ----------  ----------  ----------

Cash flow from financing activities:
     Capital contribution                                                  259,720      48,000      71,450
     Pay down of surplus notes                                             (34,000)    (15,000)    (20,000)
     (Decrease) increase in future fees payable to ASI, net                (91,223)   (137,355)    358,376
     Deposits to contract owner accounts                                   808,209      59,681     172,441
     Withdrawals from contract owner accounts                             (164,964)   (130,476)   (102,603)
     Change in contract owner accounts, net of investment earnings        (588,315)     62,875     (55,468)
                                                                        ----------  ----------  ----------
       Net cash provided by (used in) financing activities                 189,427    (112,275)    424,196
                                                                        ----------  ----------  ----------

       Net increase (decrease) in cash and cash equivalents                 52,309     (12,638)    (25,311)
       Change in foreign currency translation                                 (970)       (103)       (101)
       Cash and cash equivalents at beginning of period                          -      12,741      38,153
       Cash and cash equivalents at end of period                       $   51,339  $        -  $   12,741
                                                                        ==========  ==========  ==========
     Income taxes (received) paid                                       $  (40,823) $  (43,130) $   29,644
                                                                        ==========  ==========  ==========
     Interest paid                                                      $   23,967  $   56,831  $  114,394
                                                                        ==========  ==========   =========
                                          See notes to consolidated financial statements.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                             Notes to Consolidated Financial Statements
                                                         December 31, 2002
                                                       (dollars in thousands)

1.       ORGANIZATION AND OPERATION

         American  Skandia  Life  Assurance  Corporation  ("ASLAC"  or the  "Company"),  with  its  principal  offices  in  Shelton,
         Connecticut,  is a wholly-owned  subsidiary of American  Skandia,  Inc.  ("ASI").  On December 19, 2002,  Skandia Insurance
         Company Ltd. (publ)  ("SICL"),  an insurance  company  organized under the laws of the Kingdom of Sweden,  and the ultimate parent company of the Company,  entered into a definitive purchase agreement with Prudential Financial,  Inc., a New Jersey corporation ("Prudential  Financial"),  whereby Prudential Financial will acquire the Company and certain of its affiliates
         (the  "Acquisition").  Consummation  of the  transaction is subject to various  closing  conditions,  including  regulatory approvals  and  approval of certain  matters by the board of directors  and  shareholders  of the mutual  funds  advised by
         American Skandia  Investment  Services,  Inc.  ("ASISI"),  a subsidiary of ASI. The transaction is expected to close during the second quarter of 2003.

         The  Company  develops  long-term  savings  and  retirement   products,   which  are  distributed  through  its  affiliated
         broker/dealer  company,  American Skandia Marketing,  Incorporated  ("ASM"). The Company currently issues term and variable universal life insurance and variable  deferred and immediate  annuities for individuals and groups in the United States of
         America and its territories.

         The Company has 99.9%  ownership  in Skandia  Vida,  S.A.  de C.V.  ("Skandia  Vida"),  which is a life  insurance  company domiciled in Mexico.  Skandia Vida had total  shareholder's  equity of $5,023 and $4,179 as of December 31, 2002, and 2001,
         respectively.  Skandia Vida has generated  net losses of $2,706,  $2,619 and $2,540 in 2002,  2001 and 2000,  respectively.
         As part of the  Acquisition,  it is expected  that the Company  will sell its  ownership  interest in Skandia Vida to SICL.
         The Company has filed for required  regulatory  approvals from the State of  Connecticut  and Mexico related to the sale of
         Skandia Vida.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A.       Basis of Reporting
                  ------------------

                  The accompanying  consolidated  financial  statements have been prepared in conformity with accounting  principles generally  accepted in the United States ("U.S.  GAAP").  Skandia Vida has been  consolidated  in these  financial statements.  Intercompany  transactions  and balances between the Company and Skandia Vida have been eliminated in consolidation.

                  Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

         B.       New Accounting Standard
                  -----------------------

                  Effective January 1, 2001, the Company adopted Statement of Financial  Accounting  Standards No. 133,  "Accounting
                  for  Derivative  Instruments  and Hedging  Activities,"  as amended by SFAS 137 and SFAS 138  (collectively  "SFAS
                  133").  Derivative instruments held by the Company consist of equity put option contracts utilized to

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  manage  the  economic  risks  associated  with  guaranteed  minimum  death  benefits  ("GMDB").  These  derivative instruments are carried at fair value.  Realized and unrealized  gains and losses are reported in the Consolidated
                  Statements  of Income,  together  with GMDB claims  expense,  as a component of  Guaranteed  Minimum Death Benefit
                  Claims,  Net of Hedge.  The  adoption of SFAS No. 133 did not have a material  effect on the  Company's  financial statements.

                  Effective April 1, 2001, the Company adopted the Emerging Issues Task Force ("EITF") Issue 99-20,  "Recognition of
                  Interest Income and Impairment on Purchased and Retained  Beneficial  Interests in Securitized  Financial Assets."
                  Under the  consensus,  investors  in certain  asset-backed  securities  are  required  to record  changes in their estimated  yield on a prospective  basis and to evaluate these  securities for an other than temporary  decline in value.  If the fair value of the  asset-backed  security has declined below its carrying amount and the decline is determined  to be other than  temporary,  the security is written  down to fair value.  The adoption of EITF Issue
                  99-20 did not have a significant effect on the Company's financial statements.

                  In July 2001,  the  Financial  Accounting  Standards  Board  ("FASB")  issued  Statement of  Financial  Accounting
                  Standards.  No. 142  "Accounting  for  Goodwill and  Intangible  Assets"  ("SFAS  142").  Under the new  standard, goodwill and intangible  assets deemed to have indefinite lives will no longer be amortized but will be subject to annual  impairment  tests in  accordance  with the new  standard.  Other  intangible  assets  will  continue to be amortized over their useful lives.

                  The Company applied the new rules on the accounting for goodwill and other intangible  assets in the first quarter of 2002.  The adoption of SFAS 142 did not have a significant impact on the Company's financial statements.

C.       Investments
         -----------

                  The Company has classified its fixed maturity investments as available-for-sale  and, as such, they are carried at fair value with changes in unrealized gains and losses reported as a component of other comprehensive income.

                  The Company has classified its equity securities held in support of a deferred  compensation plan (see Note 12) as available-for-sale.  Such  investments  are  carried  at fair value with  changes in  unrealized  gains and losses reported as a component of other comprehensive income.

                  Policy loans are carried at their unpaid principal balances.

                  Realized capital gains and losses on disposal of investments are determined by the specific identification method.

                  Other than temporary  impairment  charges are  determined  based on an analysis that is performed on a security by security basis and includes quantitative and qualitative factors.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

D.       Derivative Instruments
         ----------------------

                  The Company  uses  derivative  instruments,  which  consist of equity put option  contracts,  for risk  management purposes,  and not for trading or  speculation.  The Company  hedges the economic  GMDB exposure  associated  with equity  market  fluctuations.  As the equity  markets  decline,  the  Company's  exposure  to future  GMDB  claims increases.  Conversely,  as the equity markets  increase the Company's  exposure to future GMDB claims  decreases.
                  The claims exposure is reduced by the market value effect of the option contracts purchased.

                  Based on criteria  described in SFAS 133, the  Company's  fair value hedges do not qualify as  "effective"  hedges and, therefore, hedge accounting may not be applied.  Accordingly,  the derivative investments are carried at fair value with changes in unrealized  gains and losses being recorded in income as those changes occur.  As such, both realized and  unrealized  gains and losses are reported in the  Consolidated  Statements of Income,  together with
                  GMDB claims expense, as a component of Guaranteed Minimum Death Benefit Claims, Net of Hedge.

                  As of December 31, 2002 and 2001,  the  accumulated  difference  between  cost and market  value on the  Company's derivatives  was an  unrealized  gain of $1,434  and an  unrealized  loss of $3,715,  respectively.  The amount of realized and unrealized gains (losses) on the Company's  derivatives  recorded during the years ended December 31,
                  2002, 2001 and 2000 was $31,803, $12,027 and ($2,619), respectively.

E.       Cash Equivalents
         ----------------

                  The Company  considers all highly liquid time deposits,  commercial  paper and money market mutual funds purchased with a maturity date, at acquisition, of three months or less to be cash equivalents.

                  As of December 31, 2002, $50 of cash reflected on the Company's financial  statements was restricted in compliance with regulatory requirements.

         F.       State Insurance Licenses
                  ------------------------

                  Licenses to do business in all states have been  capitalized  and  reflected at the purchase  price of $6,000 less accumulated  amortization  of $2,038 at  December  31,  2002.  Due to the  adoption  of SFAS 142,  the cost of the licenses is no longer being  amortized  but is subjected to an annual  impairment  test.  As of December 31, 2002, the  Company  estimated  the fair  value of the  state  insurance  licenses  to be in excess  of book  value  and, therefore, no impairment charge was required.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         G.       Income Taxes
                  ------------

                  The Company is included in the  consolidated  federal  income tax return filed by Skandia  U.S.  Inc. and its U.S.
                  subsidiaries.  In accordance  with the tax sharing  agreement,  the federal  income tax provision is computed on a separate return basis as adjusted for  consolidated  items.  Pursuant to the terms of this agreement,  the Company has the right to recover the value of losses utilized by the  consolidated  group in the year of  utilization.  To the extent the Company  generates  income in future years,  the Company is entitled to offset future taxes on that income through the application of its loss carry forward generated in the current year.

                  Deferred income taxes reflect the net tax effects of temporary  differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

         H.       Recognition of Revenue and Contract Benefits
                  --------------------------------------------

                  Revenues for variable  deferred  annuity  contracts  consist of charges  against  contract owner account values or separate  accounts  for  mortality  and  expense  risks,  administration  fees,  surrender  charges  and an annual maintenance  fee per  contract.  Revenues  for  mortality  and expense risk  charges and  administration  fees are recognized as assessed  against the contract  holder.  Surrender  charge revenue is recognized  when the surrender charge is assessed  against the  contract  holder at the time of  surrender.  Annual  maintenance  fees are earned ratably throughout the year.

                  Benefit  reserves for the variable  investment  options on annuity  contracts  represent  the account value of the contracts and are included in the separate account liabilities.

                  Fee income from mutual fund organizations is recognized when assessed against assets under management.

                  Revenues for variable  immediate annuity and supplementary  contracts with life  contingencies  consist of certain charges  against  contract owner account values  including  mortality and expense risks and  administration  fees.
                  These charges and fees are recognized as revenue as assessed  against the contract  holder.  Benefit  reserves for variable  immediate  annuity  contracts  represent  the account  value of the  contracts  and are  included in the separate account liabilities.

                  Revenues for the market value adjusted fixed investment  option on annuity  contracts  consist of separate account investment  income reduced by amounts  credited to the contract  holder for interest.  This net spread is included in return  credited to contract  owners on the  consolidated  statements  of income.  Benefit  reserves  for these contracts represent the account value of the contracts plus a

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  market value  adjustment,  and are included in the general account reserve for future policy and contract benefits to the  extent in excess of the  separate  account  assets,  typically  for the  market  value  adjustment  at the reporting date.

                  Revenues for fixed immediate annuity and fixed supplementary  contracts without life contingencies  consist of net investment  income,  reported as a component of return credited to contract  owners.  Revenues for fixed immediate annuity contracts with life contingencies consist of single premium payments recognized as annuity  considerations when  received.  Benefit  reserves for these  contracts are based on applicable  actuarial  standards with assumed interest rates that vary by issue year and are included in the general account reserve for future policy and contract benefits.  Assumed interest rates ranged from 6.25% to 8.25% at December 31, 2002 and 2001.

                  Revenues for variable life  insurance  contracts  consist of charges  against  contract  owner  account  values or separate  accounts for mortality and expense risk fees,  administration  fees, cost of insurance  fees,  taxes and surrender  charges.  Certain  contracts also include charges  against  premium to pay state premium taxes.  All of these charges are recognized as revenue when assessed against the contract  holder.  Benefit reserves for variable life  insurance  contracts  represent the account value of the contracts and are included in the separate  account liabilities.

         I.       Deferred Acquisition Costs
                  --------------------------

                  The costs of acquiring new  business,  which vary with and are primarily  related to new business  generated,  are being  deferred,  net of  reinsurance.  These  costs  include  commissions,  purchase  credits,  costs of contract issuance, and certain selling expenses that vary with production.

                  The Company uses the retrospective  deposit method for amortizing deferred  acquisition costs. This method results in deferred acquisition costs being amortized in proportion to expected gross profits,  from surrender charges and policy and asset based fees,  net of operating and claim costs.  The deferred  acquisition  cost asset is adjusted retrospectively  and prospectively  when estimates of current and future gross profits to be realized from a group of products  are  revised.  Critical  assumptions  in  estimating  gross  profits  include  those for  surrenders, long-term  fund  growth  rate,  expenses  and death  benefits.  The  long-term  fund growth  rate,  in large part, determines  the  estimated  future asset levels on which the most  significant  revenues are based.  The Company's long-term  fund growth rate  assumption is 8% (net of charges  assessed  against the  underlying  mutual fund, but before charges assessed at the separate  account and contract  level).  When current period actual asset growth is greater or less than the Company's long-term expectation,  the Company adjusts the short-term asset growth rate to a level that will allow the Company,  in the short-term,  to resume the long-term  asset growth rate  expectation.
                  The short-term asset growth rate is subject to constraints surrounding actual market conditions.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  Details of deferred acquisition costs and related amortization for the years ended December 31, are as follows:

                                                                 2002            2001            2000
                                                                 ----            ----            ----
                  Balance at beginning of year              $   1,383,281   $   1,398,192   $   1,087,705
                  Acquisition costs deferred during the
                       year                                       244,322         209,136         495,103
                  Acquisition costs amortized during the
                       year                                      (510,059)       (224,047)       (184,616)
                                                            -------------   -------------   -------------
                  Balance at end of year                    $   1,117,544   $   1,383,281   $   1,398,192
                                                            =============   =============   =============

                  As asset  growth  rates,  during  2002 and  2001,  have been far below the  Company's  long-term  assumption,  the adjustment to the short-term  asset growth rate had risen to a level,  before being capped,  that in  management's opinion was excessive in the current  market  environment.  Based on an analysis of those  short-term  rates,  the related estimates of future gross profits and an impairment study,  management of the Company  determined that the short-term  asset  growth  rate  should be reset to the  level of the  long-term  growth  rate  expectation  as of
                  September 30, 2002.  This resulted in an acceleration of amortization of approximately $206,000.

                  Throughout  the year,  the Company  also  updated  its future  estimated  gross  profits  with  respect to certain mortality  assumptions  reflecting actual experience and the decline in the equity markets resulting in additional increased amortization of approximately $72,000.

         J.       Reinsurance
                  -----------

                  The Company cedes reinsurance under modified  co-insurance  arrangements.  These reinsurance  arrangements provide additional  capacity  for growth in  supporting  the cash flow  strain  from the  Company's  variable  annuity and variable life insurance business.  The reinsurance is effected under quota share contracts.

                  At December 31, 2002 and 2001,  in accordance  with the  provisions of the modified  coinsurance  agreements,  the
                  Company accrued approximately $5,447 and $7,733,  respectively,  for amounts receivable from favorable reinsurance experience on certain blocks of variable annuity business.

         K.       Translation of Foreign Currency
                  -------------------------------

                  The  financial  position  and results of  operations  of Skandia  Vida are  measured  using local  currency as the functional  currency.  Assets and  liabilities  are  translated at the exchange  rate in effect at each  year-end.
                  Statements of income and changes in  shareholder's  equity  accounts are translated at the average rate prevailing during the year.  Translation  adjustments  arising from the use of differing exchange rates from period to period are reported as a component of other comprehensive income.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         L.       Separate Accounts
                  -----------------

                  Assets and liabilities in separate  accounts are included as separate  captions in the consolidated  statements of financial  condition.  Separate  account  assets  consist  principally  of long term bonds,  investments in mutual funds,  short-term  securities  and  cash and cash  equivalents,  all of which  are  carried  at fair  value.  The investments  are managed  predominately  through  ASISI,  utilizing  various fund  managers as  sub-advisors.  The remaining  investments  are  managed  by  independent  investment  firms.  The  contract  holder has the option of directing  funds to a wide variety of investment  options,  most of which invest in mutual funds.  The  investment risk on the  variable  portion  of a  contract  is  borne by the  contract  holder.  Fixed  options  with  minimum guaranteed  interest rates are also  available.  The Company bears the credit risk associated with the investments that support these fixed options.

                  Included in Separate Account  liabilities are reserves of $1,828,048 and $1,092,944 at December 31, 2002 and 2001,
                  respectively,  relating to deferred annuity investment options for which the contract holder is guaranteed a fixed rate of  return.  These  reserves  are  calculated  using the  Commissioners  Annuity  Reserve  Valuation  Method.
                  Separate  Account assets of $1,828,048 and $1,092,944 at December 31, 2002 and 2001,  respectively,  consisting of fixed maturities, equity securities,  short-term securities, cash and cash equivalents, accrued investment income, accrued liabilities and amounts due to/from the General Account are held in support of these annuity  obligations, pursuant to state regulation.

                  Included in the general  account,  within  Reserves for Future Policy and Contract  Benefits,  is the market value adjustment associated with the guaranteed,  fixed rate investment options, assuming the market value adjustment at the reporting date.

                  Net investment  income (including net realized capital gains and losses) and interest credited to contract holders on separate account assets are not separately reflected in the Consolidated Statements of Income.

M.       Unearned Performance Credits
         ----------------------------

                  The Company  defers  certain  bonus  credits  applied to  contract  holder  deposits.  The credit is reported as a contract holder liability within separate account  liabilities and the deferred expense is reported as a component of other  assets.  As the contract  holder must keep the contract  in-force for 10 years to earn the bonus credit, the Company  amortizes  the  deferred  expense on a  straight-line  basis over 10 years.  If the  contract  holder surrenders the contract or the contract holder dies prior to the end of 10 years,  the bonus credit is returned to the  Company.  This  component  of the bonus  credit  is  amortized  in  proportion  to  expected  surrenders  and mortality.  As of December  31, 2002 and 2001,  the  unearned  performance  credit  asset was $83,288 and $89,234, respectively.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         N.       Estimates
                  ---------

                  The  preparation of financial  statements in conformity with U.S. GAAP requires that management make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial  statements and the reported  amounts of revenues and expenses during the reporting  period.  The more  significant  estimates and assumptions are related to deferred  acquisition costs and involve  estimates of future policy lapses,  investment returns and maintenance expenses.  Actual results could differ from those estimates.

3.       INVESTMENTS

         The  amortized  cost,  gross  unrealized  gains and losses and fair value of fixed  maturities  and  investments  in equity securities  as of December  31,  2002 and 2001 are shown  below.  All  securities  held at December  31, 2002 and 2001 were publicly traded.

         Investments in fixed maturities as of December 31, 2002 consisted of the following:

                                                                     Gross          Gross
                                                    Amortized     Unrealized     Unrealized
                                                      Cost           Gains         Losses       Fair Value
                                                      ----           -----         ------       ----------
         U.S. Government obligations              $    270,969   $    15,658       $    (78)   $    286,549
         Obligations of state and political
           subdivisions                                    253             9             (1)            261
         Corporate securities                          108,200         3,631            (40)        111,791
                                                  ------------   -----------       --------    ------------
              Totals                              $    379,422   $    19,298       $   (119)   $    398,601
                                                  ============   ===========       ========    ============

         The amortized  cost and fair value of fixed  maturities,  by  contractual  maturity,  at December 31, 2002 are shown below.
         Actual maturities may differ from contractual maturities due to call or prepayment provisions.

                                                       Amortized
                                                          Cost      Fair Value
                                                          ----      ----------
         Due in one year or less                      $    12,793   $    12,884
         Due after one through five years                 165,574       171,830
         Due after five through ten years                 186,609       198,913
         Due after ten years                               14,446        14,974
                                                      -----------   -----------
           Total                                      $   379,422   $   398,601
                                                      ===========   ===========

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

3.       INVESTMENTS (continued)

         Investments in fixed maturities as of December 31, 2001 consisted of the following:

                                                                     Gross          Gross
                                                    Amortized     Unrealized     Unrealized
                                                      Cost           Gains         Losses       Fair Value
                                                      ----           -----         ------       ----------
         U.S. Government obligations                 $198,136         $2,869          $(413)      $200,592
         Obligations of state and political
           subdivisions                                   252              8              -            260
         Corporate securities                         158,494          4,051           (566)       161,979
                                                   ----------        -------         ------     ----------
              Totals                                 $356,882         $6,928          $(979)      $362,831
                                                     ========         ======          =====       ========

         Proceeds from sales of fixed  maturities  during 2002,  2001 and 2000 were $367,213,  $386,816 and $302,632,  respectively.
         Proceeds from maturities during 2002, 2001 and 2000 were $50, $4,000 and $1,104, respectively.

         The cost, gross unrealized gains/losses and fair value of investments in equity securities at December 31 are shown below:

                                                           Gross          Gross
                                                        Unrealized     Unrealized        Fair
                                            Cost           Gains         Losses          Value
                                            ----           -----         ------          -----
         2002                             $ 52,017         $ 136        $    (384)     $ 51,769
         2001                             $  49,886        $ 122        $ (4,925)      $ 45,083

         Net realized  investment  gains  (losses),  determined on a specific  identification  basis,  were as follows for the years ended December 31:

                                                          2002          2001           2000
                                                          ----          ----           ----
         Fixed maturities:
           Gross gains                                $    8,213      $  8,849       $  1,002
           Gross losses                                   (4,468)       (4,387)        (3,450)

         Investment in equity securities:
           Gross gains                                        90           658          1,913
           Gross losses                                  (13,451)       (4,192)          (153)
                                                      ----------      --------       --------

              Totals                                  $   (9,616)     $    928       $   (688)
                                                      ==========      ========       ========

         During  2002,  the  Company  determined  that  certain  amounts  of its  investment  in equity  securities  were other than temporarily impaired and, accordingly, recorded a loss of $3,769.

         As of December  31, 2002,  the Company did not own any  investments  in fixed  maturity  securities  whose  carrying  value exceeded 10% of the Company's equity.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

3.       INVESTMENTS (continued)

         As of December 31, 2002, the following fixed maturities were restricted in compliance with regulatory requirements:

         Security                                                      Fair Value
         --------                                                      ----------
         U.S. Treasury Note, 6.25%, February 2003                           $4,345
         U.S. Treasury Note, 3.00%, November 2003                              183
         Puerto Rico Commonwealth, 4.60%, July 2004                            210
         Puerto Rico Commonwealth, 4.875%, July 2023                            52

4.       FAIR VALUES OF FINANCIAL INSTRUMENTS

         The methods and assumptions used to determine the fair value of financial instruments are as follows:

         Fair values of fixed  maturities with active markets are based on quoted market prices.  For fixed maturities that trade in less active markets, fair values are obtained from an independent pricing service.

         Fair values of equity securities are based on quoted market prices.

         The fair value of derivative instruments is determined based on the current value of the underlying index.

         The carrying  value of cash and cash  equivalents  (cost)  approximates  fair value due to the  short-term  nature of these investments.

         The carrying value of policy loans approximates fair value.

         Fair value of future fees payable to ASI are determined on a discounted  cash flow basis,  using best estimate  assumptions of lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management.

         The  carrying  value of  short-term  borrowings  (cost)  approximates  fair  value  due to the  short-term  nature of these liabilities.

         Fair value of surplus notes are determined based on a discounted cash flow basis with a projected  payment of principal and all accrued interest at the maturity date (see Note 14 for payment restrictions).

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

4.       FAIR VALUES OF FINANCIAL INSTRUMENTS (continued)

         The fair values and carrying values of financial instruments at December 31, 2002 and 2001 are as follows:

                                                   December 31, 2002                December 31, 2001
                                                   -----------------                -----------------
                                             Fair Value     Carrying Value    Fair Value     Carrying Value
                                           -------------- ------------------ ------------- ------------------
                                           -------------- ------------------ ------------- ------------------
        Assets
        ------
        Fixed Maturities                         $398,601           $398,601      $362,831           $362,831
        Equity Securities                          51,769             51,769        45,083             45,083
        Derivative Instruments                     10,370             10,370         5,525              5,525
        Policy Loans                                7,559              7,559         6,559              6,559

        Liabilities
        -----------
        Future Fees Payable to ASI                429,773            708,249       546,357            799,472
        Short-term Borrowing                       10,000             10,000        10,000             10,000
        Surplus Notes and accrued
           interest of $29,230 and
           $25,829 in 2002 and 2001,
           respectively                           140,777            139,230       174,454            169,829

5.       NET INVESTMENT INCOME

         The sources of net investment income for the years ended December 31 were as follows:

                                                          2002          2001           2000
                                                          ----          ----           ----
         Fixed maturities                              $  18,015     $  18,788      $  13,502
         Cash and cash equivalents                         1,116           909          5,209
         Equity securities                                   809           622             99
         Policy loans                                        403           244             97
                                                      ----------    ----------     ----------
         Total investment income                          20,343        20,563         18,907
         Investment expenses                                (711)         (437)          (312)
                                                      ----------    ----------     ----------
         Net investment income                         $19,632       $  20,126      $  18,595
                                                       ========      ========= ==   =========

6.       INCOME TAXES

         The significant components of income tax expense for the years ended December 31 were as follows:

                                                            2002          2001         2000
                                                            ----          ----         ----
         Current tax benefit                            $    (3,739)   $  (39,047)  $   (29,244)
         Deferred tax expense, excluding operating
           loss carryforwards                                35,915        60,587        60,023
         Deferred tax benefit for operating and
           capital loss carryforwards                      (134,986)      (14,372)            -
                                                        -----------    ----------   -----------
              Total income tax (benefit) expense        $  (102,810)   $    7,168   $    30,779
                                                        ===========    ==========   ===========

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                           Notes to Consolidated Financial Statements (continued)

6.       INCOME TAXES (continued)

         Deferred tax assets (liabilities) include the following at December 31:

                                                           2002          2001
                                                           ----          ----
         Deferred tax assets:
           GAAP to tax reserve differences             $   165,348   $   241,503
           Future fees payable to ASI                       21,475        63,240
           Deferred compensation                            20,603        20,520
           Net operating loss carry forward                147,360        14,372
           Other                                             6,530        17,276
                                                       -----------   -----------
              Total deferred tax assets                    361,316       356,911
                                                       -----------   -----------

         Deferred tax liabilities:
           Deferred acquisition costs, net                (312,933)     (404,758)
           Net unrealized gains on fixed
              maturity securities                           (6,713)       (2,082)
           Other                                            (3,464)       (5,051)
                                                       -----------   -----------
              Total deferred tax liabilities              (323,110)     (411,891)
                                                       -----------   -----------
                Net deferred tax asset (liability)     $    38,206   $   (54,980)
                                                       ===========   ===========

         In  accordance  with SFAS 109, the Company has  performed an analysis of its deferred tax assets to assess  recoverability.
         Looking at a variety of items,  most  notably,  the timing of the reversal of  temporary  items and future  taxable  income projections, the Company determined that no valuation allowance is needed.

         The income tax (benefit)  expense was different from the amount computed by applying the federal  statutory tax rate of 35%
         to pre-tax income from continuing operations as follows:

                                                                   2002            2001           2000
                                                                   ----            ----           ----
         (Loss) income before taxes
           Domestic                                           $   (265,361)   $   42,886      $   98,136
           Foreign                                                  (2,706)       (2,619)         (2,540)
                                                              ------------    ----------      ----------
           Total                                                  (268,067)       40,267          95,596
           Income tax rate                                              35%           35%             35%
                                                              -------------   -----------     -----------
         Tax (benefit) expense at federal statutory income
           tax rate                                                (93,823)       14,093          33,459

         Tax effect of:
           Dividend received deduction                             (12,250)       (8,400)         (7,350)
           Losses of foreign subsidiary                                947           917             889
           Meals and entertainment                                     603           603             841
           State income taxes                                            -           (62)           (524)
           Federal provision to return differences                     709          (177)          3,235
           Other                                                     1,004           194             229
                                                              ------------    ----------      ----------
              Income tax (benefit) expense                    $   (102,810)   $    7,168      $   30,779
                                                              ============    ==========      ==========

         The Company's net operating loss carry  forwards,  totaling  approximately  $421,029  (pre-tax) at December 31, 2002,  will expire in 2016 and 2017.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

7.       COST ALLOCATION AGREEMENTS WITH AFFILIATES

         Certain  operating costs (including rental of office space,  furniture,  and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology Corporation  ("ASIST"),  an affiliated company. ASLAC signed a written service  agreement with ASIST for these services executed and approved by the Connecticut  Insurance  Department in
         1995.  This  agreement  automatically  continues in effect from year to year and may be  terminated by either party upon 30 days written notice.  The Company has also paid and charged  operating  costs to several of its affiliates.  The total cost to the Company for these items was $8,177,  $6,179 and $13,974 in 2002,  2001 and 2000,  respectively.  Income received for these items was approximately $13,052, $13,166 and $11,186 in 2002, 2001 and 2000, respectively.

         Allocated  depreciation  expense  was  $7,440,  $8,764 and $9,073 in 2002,  2001 and 2000,  respectively.  Allocated  lease expense was $5,808,  $6,517 and $5,606 in 2002, 2001 and 2000,  respectively.  Allocated sub-lease rental income,  recorded as a reduction to lease  expense,  was $738,  $30 and $0 in 2002,  2001 and 2000,  respectively.  Assuming that the written service  agreement  between ASLAC and ASIST continues  indefinitely,  ASLAC's  allocated  future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2002 are as follows:

                                                                       Lease         Sub-Lease
                                                                       -----         ---------
                                  2003                            $     4,847      $     1,616
                                  2004                                  5,275            1,773
                                  2005                                  5,351            1,864
                                  2006                                  5,328            1,940
                                  2007                                  5,215            1,788
                                  2008 and thereafter                  19,629            7,380
                                                                  -----------      -----------
                                  Total                           $    45,645      $    16,361
                                                                  ===========      ===========

         Beginning in 1999, the Company was reimbursed by ASM for certain  distribution  related costs  associated with the sales of business through an investment firm where ASM serves as an introducing  broker dealer.  Under this agreement,  the expenses reimbursed were $8,255, $6,610 and $6,064 in 2002, 2001 and 2000,  respectively.  As of December 31, 2002 and 2001, amounts receivable under this agreement were approximately $458 and $639, respectively.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

8.       FUTURE FEES PAYABLE TO ASI

         In a series of  transactions  with ASI,  the  Company  transferred  certain  rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

         The proceeds from the transfers  have been recorded as a liability  and are being  amortized  over the remaining  surrender charge period of the  designated  contracts  using the interest  method.  The Company did not transfer the right to receive future fees and charges after the expiration of the surrender charge period.

         In connection  with these  transactions,  ASI,  through  special purpose  trusts,  issued  collateralized  notes in private placements, which are secured by the rights to receive future fees and charges purchased from the Company.

         Under the terms of the securitization  purchase agreements,  the rights transferred provide for ASI to receive a percentage
         (60%, 80% or 100% depending on the underlying  commission  option) of future  mortality and expense  charges and contingent deferred  sales  charges,  after  reinsurance,  expected to be realized over the remaining  surrender  charge period of the designated  contracts  (generally 6 to 8 years).  The liability for future fees payable to ASI at the balance sheet date is based on the consideration  received less principal repayments  according to amortization  schedules that were developed at the inception of the transactions.  If actual mortality and expense charges and contingent  deferred sales charges are less than those projected in the original amortization  schedules,  calculated on a transaction by transaction basis, ASI has no recourse against the Company.  As account values  associated with the designated  contracts have declined,  consistent with the overall decline in the equity markets,  current  mortality and expense charges have been lower than expected on certain transactions  and it is likely that future mortality and expense charges,  on those same  transactions,  will be lower than originally  projected.  As a result,  the ultimate cash flows associated with these  transactions that will transfer to ASI may be lower than the current carrying amount of the liability (see Note 4).

         On April 12, 2002, the Company  entered into a new  securitization  purchase  agreement with ASI. This  transaction  covers designated  blocks of business issued from November 1, 2000 through  December 31, 2001. The estimated  present value of the transaction at April 12, 2002, using a discount rate of 6.00%, was $101,713.

         Payments,  representing  fees and charges in the  aggregate  amount,  of $186,810,  $207,731 and $219,523  were made by the
         Company to ASI in 2002,  2001 and 2000,  respectively.  Related  interest  expense of $828,  $59,873  and  $70,667 has been included in the consolidated statements of income for 2002, 2001 and 2000, respectively.

         The  Commissioner of the State of Connecticut has approved the transfer of future fees and charges;  however,  in the event that the  Company  becomes  subject to an order of  liquidation  or  rehabilitation,  the  Commissioner  has the ability to restrict the payments due to ASI,  into a restricted  account,  under the Purchase  Agreement  subject to certain terms and conditions.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

8.       FUTURE FEES PAYABLE TO ASI (continued)

         The present values of the transactions as of the respective effective date were as follows:

                              Closing      Effective        Contract Issue        Discount       Present
           Transaction         Date          Date               Period              Rate          Value
           -----------         ----          ----               ------              ----          -----

             1996-1           12/17/96        9/1/96        1/1/94 - 6/30/96        7.5%          $50,221
             1997-1            7/23/97        6/1/97        3/1/96 - 4/30/97        7.5%           58,767
             1997-2           12/30/97       12/1/97        5/1/95 - 12/31/96       7.5%           77,552
             1997-3           12/30/97       12/1/97        5/1/96 - 10/31/97       7.5%           58,193
             1998-1            6/30/98        6/1/98        1/1/97 - 5/31/98        7.5%           61,180
             1998-2           11/10/98       10/1/98        5/1/97 - 8/31/98        7.0%           68,573
             1998-3           12/30/98       12/1/98        7/1/96 - 10/31/98       7.0%           40,128
             1999-1            6/23/99        6/1/99        4/1/94 - 4/30/99        7.5%          120,632
             1999-2           12/14/99       10/1/99       11/1/98 - 7/31/99        7.5%          145,078
             2000-1            3/22/00        2/1/00        8/1/99 - 1/31/00        7.5%          169,459
             2000-2            7/18/00        6/1/00        2/1/00 - 4/30/00        7.25%          92,399
             2000-3           12/28/00       12/1/00        5/1/00 - 10/31/00       7.25%         107,291
             2000-4           12/28/00       12/1/00        1/1/98 - 10/31/00       7.25%         107,139
             2002-1            4/12/02        3/1/02       11/1/00 - 12/31/01       6.00%         101,713

         Payments of future fees  payable to ASI,  according  to original  amortization  schedules,  as of December  31, 2002 are as follows:

                                          Year         Amount
                                          ----         ------

                                          2003      $   186,854
                                          2004          171,093
                                          2005          147,902
                                          2006          117,761
                                          2007           66,270
                                          2008           18,369
                                                    -----------
                                          Total     $   708,249
                                                    ===========

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

9.       LEASES

         The Company  entered into an eleven year lease agreement for office space in Westminster,  Colorado,  effective  January 1,
         2001.  Lease expense for 2002 and 2001 was $2,583 and $1,602,  respectively.  Sub-lease  rental income was $227 in 2002 and
         $0 in 2001.  Future minimum lease payments and sub-lease  receipts per year and in aggregate as of December 31, 2002 are as follows:

                                                                       Lease           Sub-Lease
                                                                       -----           ---------
                                   2003                          $    1,913         $      426
                                   2004                               1,982                455
                                   2005                               2,050                500
                                   2006                               2,050                533
                                   2007                               2,050                222
                                   2008 and thereafter                8,789                  0
                                                                 ----------         ----------
                                   Total                         $   18,834         $    2,136
                                                                 ==========         ==========

10.      RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Statutory basis shareholder's equity was $279,957 and $226,780 at December 31, 2002 and 2001, respectively.

         The Company  incurred  statutory  basis net losses in 2002 of $192,474 due primarily to significant  declines in the equity markets,  increasing GMDB reserves calculated on a statutory basis.  Statutory basis net losses for 2001 were $121,957,  as compared to income of $11,550 in 2000.

         Under  various  state  insurance  laws,  the maximum  amount of dividends  that can be paid to  shareholders  without prior approval of the state  insurance  department  is subject to  restrictions  relating to statutory  surplus and net gain from operations.  For 2003, no amounts may be distributed without prior approval.

11.      STATUTORY ACCOUNTING PRACTICES

         The Company  prepares its statutory basis financial  statements in accordance with accounting  practices  prescribed by the
         State of Connecticut Insurance  Department.  Prescribed statutory accounting practices include publications of the National
         Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules.

         The NAIC adopted the Codification of Statutory Accounting  Principles  (Codification) in March 1998. The effective date for codification was January 1, 2001. The Company's state of domicile,  Connecticut,  has adopted  codification and the Company has made the necessary changes in its statutory  accounting and reporting required for  implementation.  The overall impact of adopting  codification in 2001 was a one-time,  cumulative  change in accounting  benefit recorded directly in statutory surplus of $12,047.

         In addition,  during 2001,  based on a  recommendation  from the State of  Connecticut  Insurance  Department,  the Company
         changed its statutory method of accounting for its

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

11.      STATUTORY ACCOUNTING PRACTICES (continued)

         liability  associated  with  securitized  variable  annuity  fees.  Under the new method of  accounting,  the liability for securitized  fees is  established  consistent  with the method of  accounting  for the liability  associated  with variable annuity fees ceded under reinsurance  contracts.  This equates to the statutory liability at any valuation date being equal to the Commissioners  Annuity Reserve Valuation Method (CARVM) offset related to the securitized  contracts.  The impact of this change in  accounting,  representing  the difference in the liability  calculated  under the old method versus the new method as of January 1, 2001,  was reported as a cumulative  effect of change in accounting  benefit  recorded  directly in statutory surplus of approximately $20,215.

         In 2001,  the Company,  in agreement  with the  Connecticut  Insurance  Department,  changed its reserving  methodology  to recognize free partial  withdrawals  and to reserve on a  "continuous"  rather than  "curtate"  basis.  The impact of these changes,  representing  the difference in reserves  calculated  under the new methods versus the old methods,  was recorded directly to surplus as changes in reserves on account of valuation  basis.  This resulted in an increase to the  unassigned deficit of approximately $40,511.

         Effective January 1, 2002, the Company adopted  Statement of Statutory  Accounting  Principles No. 82,  "Accounting for the
         Costs of Computer  Software  Developed or Obtained for Internal Use and Web Site  Development  Costs" ("SSAP 82").  SSAP 82
         requires the  capitalization  of certain costs incurred in connection with  developing or obtaining  internal use software.
         Prior to the adoption of SSAP 82, the Company  expensed all internal use software  related  costs as incurred.  The Company has  identified  and  capitalized  $5,935 of costs  associated  with  internal  use  software  as of January 1, 2002 and is amortizing the applicable costs on a straight-line  basis over a three year period.  The costs capitalized as of January 1,
         2002 resulted in a direct increase to surplus.  Amortization expense for the year ended December 31, 2002 was $757.

12.      EMPLOYEE BENEFITS

         The Company has a 401(k) plan for which  substantially all employees are eligible.  Under this plan, the Company provides a
         50%  match  on  employees'  contributions  up to 6% of an  employee's  salary  (for an  aggregate  match of up to 3% of the employee's salary).  Additionally,  the Company may contribute additional amounts based on profitability of the Company and certain  of its  affiliates.  Expenses  related  to this  program in 2002,  2001 and 2000 were  $719,  $2,738  and  $3,734, respectively.  Company  contributions to this plan on behalf of the participants were $921, $2,549 and $4,255 in 2002, 2001 and 2000, respectively.

         The  Company  has a  deferred  compensation  plan,  which is  available  to the field  marketing  staff and  certain  other employees.  Expenses related to this program in 2002, 2001 and 2000 were $3,522, $1,615 and $1,030,  respectively.  Company contributions  to this  plan on  behalf  of the  participants  were  $5,271,  $1,678  and  $2,134  in 2002,  2001 and 2000, respectively.

         The Company and certain  affiliates  cooperatively  have a  long-term  incentive  program  under which units are awarded to executive  officers and other  personnel.  The Company and certain  affiliates  also have a profit sharing  program,  which benefits all employees

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

12.      EMPLOYEE BENEFITS (continued)

         below the  officer  level.  These  programs  consist of  multiple  plans with new plans  instituted  each year.  Generally, participants  must remain  employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the programs.  The accrued liability  representing the value of these units was $7,083 and $13,645 as of
         December  31,  2002 and 2001,  respectively.  Expenses  (income)  related to these  programs in 2002,  2001 and 2000,  were
         $1,471, ($9,842) and $2,692, respectively.  Payments under these programs were $8,033, $8,377 and $13,697 in 2002, 2001 and
         2000, respectively.

13.      FINANCIAL REINSURANCE

         The Company cedes insurance to other insurers in order to fund the cash strain  generated from commission  costs on current sales  and to limit its risk  exposure.  The  Company  uses  modified  coinsurance  reinsurance  arrangements  whereby  the reinsurer shares in the experience of a specified book of business.  These reinsurance  transactions  result in the Company receiving  from the  reinsurer an upfront  ceding  commission  on the book of business  ceded in exchange for the reinsurer receiving in the future,  the future fees generated from that book of business.  Such transfer does not relieve the Company of its primary  liability  and, as such,  failure of  reinsurers  to honor their  obligation  could result in losses to the
         Company.  The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

         The effect of reinsurance for the 2002, 2001 and 2000 was as follows:

        2002                                                            Gross          Ceded           Net
        ----                                                            -----          -----           ---
        Annuity and life insurance charges and fees                 $   406,272     $   (36,268)  $   370,004
        Return credited to contract owners                          $     5,221     $       (25)  $     5,196
        Underwriting, acquisition and other insurance
        expenses (deferal of acquisition costs)                     $   154,588     $    34,140   $   188,728
        Amortization of deferred acquisition costs                  $   542,945     $   (32,886)  $   510,059

        2001
        ----
        Annuity and life insurance charges and fees                 $   430,914     $   (42,218)  $   388,696
        Return credited to contract owners                          $     5,704     $        92   $     5,796
        Underwriting, acquisition and other insurance
        expenses (deferral of acquisition costs)                    $   163,677     $    33,078   $   196,755
        Amortization of deferred acquisition costs                  $   231,290     $    (7,243)  $   224,047

        2000
        ----
        Annuity and life insurance charges and fees                 $   473,318     $   (48,740)  $   424,578
        Return credited to contract owners                          $     8,540     $       (77)  $     8,463
        Underwriting, acquisition and other insurance
        expenses (deferral of acquisition costs)                    $   108,399     $    42,198   $   150,597
        Amortization of deferred acquisition costs                  $   205,174     $   (20,558)  $   184,616

         In December 2000, the Company entered into a modified  coinsurance  agreement with SICL covering  certain  contracts issued since January 1996.  The impact of this treaty to the

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

13.      FINANCIAL REINSURANCE (continued)

         Company was pre-tax (loss) income of ($4,137),  $8,394 and $23,341 in 2002,  2001 and 2000,  respectively.  At December 31,
         2002 and 2001, $675 and $1,137, respectively, was receivable from SICL under this agreement.

14.      SURPLUS NOTES

         The Company has issued  surplus notes to ASI in exchange for cash.  Surplus notes  outstanding  as of December 31, 2002 and
         2001, and interest expense for 2002, 2001 and 2000 were as follows:

                                                     Liability as of
                                                      December 31,                    Interest Expense
                                   Interest                                            For the Years
            Note Issue Date          Rate          2002          2001          2002         2001         2000
         ----------------------    ---------     ----------    ----------    ---------    ---------    ---------
         ----------------------    ---------     ----------

         February 18, 1994           7.28%               -             -             -            -          732
         March 28, 1994              7.90%               -             -             -            -          794
         September 30, 1994          9.13%               -             -             -        1,282        1,392
         December 19, 1995           7.52%               -        10,000           520          763          765
         December 20, 1995           7.49%               -        15,000           777        1,139        1,142
         December 22, 1995           7.47%               -         9,000           465          682          684
         June 28, 1996               8.41%          40,000        40,000         3,411        3,411        3,420
         December 30, 1996           8.03%          70,000        70,000         5,699        5,699        5,715
                                                 ----------    ----------    ---------    ---------    ---------
                                                 ----------    ----------    ---------    ---------    ---------

         Total                                    $110,000      $144,000       $10,872      $12,976      $14,644
                                                 ==========    ==========    =========    =========    =========

         On September 6, 2002,  surplus notes for $10,000,  dated December 19, 1995,  $15,000,  dated December 20, 1995, and $9,000, dated  December 22, 1995,  were repaid.  On December 3, 2001, a surplus note,  dated  September  30, 1994,  for $15,000 was repaid. On December 27, 2000, surplus notes for $10,000,  dated February 18, 1994, and $10,000,  dated March 28, 1994, were repaid.  All surplus notes mature seven years from the issue date.

         Payment of interest and repayment of principal  for these notes is subject to certain  conditions  and require  approval by the Insurance Commissioner of the State of Connecticut.  At December 31, 2002 and 2001, $29,230 and $25,829,  respectively, of accrued interest on surplus notes was not permitted for payment under these criteria.

15.      SHORT-TERM BORROWING

         The Company  had a $10,000  short-term  loan  payable to ASI at  December  31,  2002 and 2001 as part of a  revolving  loan agreement.  The loan had an interest rate of 1.97% and matured on January 13, 2003. The loan was  subsequently  rolled over with a new interest  rate of 1.82% and a new maturity  date of March 13, 2003.  The loan was further  extended to April 30,
         2003 and a new interest rate of 1.71%.  The total related  interest expense to the Company was $271, $522 and $687 in 2002,
         2001 and 2000, respectively.  Accrued interest payable was $10 and $113 as of December 31, 2002 and 2001, respectively.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

15.      SHORT-TERM BORROWING (continued)

         On January 3, 2002,  the Company  entered into a $150,000  credit  facility  with ASI. This credit  facility  terminates on
         December  31, 2005 and bears  interest at the offered  rate in the London  interbank  market  (LIBOR) plus 0.35 percent per annum for the  relevant  interest  period.  Interest  expense  related  to these  borrowings  was $2,243 for the year ended
         December 31, 2002.  As of December 31, 2002, no amount was outstanding under this credit facility.

16.      CONTRACT WITHDRAWAL PROVISIONS

         Approximately 99% of the Company's separate account liabilities are subject to discretionary  withdrawal by contract owners at market value or with market value  adjustment.  Separate  account assets,  which are carried at fair value, are adequate to pay such  withdrawals,  which are generally  subject to surrender charges ranging from 10% to 1% for contracts held less than 10 years.

17.      RESTRUCTURING CHARGES

         On March 22, 2001 and  December 3, 2001,  the  Company  announced  separate  plans to reduce  expenses to better  align its operating  infrastructure  with  the  current  investment  market  environment.  As part of the two  plans,  the  Company's workforce was reduced by approximately 140 positions and 115 positions, respectively,  affecting substantially all areas of the Company.  Estimated  pre-tax  severance  benefits of $8,500 have been charged against 2001 operations  related to these reductions.  These charges have been  reported in the  Consolidated  Statements  of Income as a component of  Underwriting,
         Acquisition  and Other  Insurance  Expenses.  As of December  31, 2002 and 2001,  the  remaining  restructuring  liability, relating primarily to the December 3, 2001 plan, was $12 and $4,104, respectively.

18.      COMMITMENTS AND CONTINGENT LIABILITIES

         In recent years, a number of annuity  companies have been named as defendants in class action lawsuits  relating to the use of variable annuities as funding vehicles for tax- qualified retirement  accounts.  The Company is currently a defendant in one such  lawsuit.  A purported  class action  complaint  was filed in the United  States  District  Court for the Southern
         District of New York on December  12,  2002,  by Diane C. Donovan  against the Company and certain of its  affiliates  (the
         "Donovan Complaint").  The Donovan Complaint seeks unspecified  compensatory damages and injunctive relief from the Company and certain of its  affiliates.  The Donovan  Complaint  claims  that the  Company and certain of its  affiliates  violated federal  securities  laws in marketing  variable  annuities.  This  litigation is in the  preliminary  stages.  The Company believes this action is without merit, and intends to vigorously defend against this action.

         The  Company is also  involved  in other  lawsuits  arising,  for the most part,  in the  ordinary  course of its  business operations.  While the outcome of these other  lawsuits  cannot be  determined  at this time,  after  consideration  of the defenses  available  to the  Company,  applicable  insurance  coverage and any related  reserves  established,  these other lawsuits are not expected to result in liability for amounts material to the financial  condition of the Company,  although it may adversely affect results of operations in future periods.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

18.      COMMITMENTS AND CONTINGENT LIABILITIES (continued)

         As  discussed  previously,  on December  19,  2002,  SICL entered  into a  definitive  purchase  agreement  (the  "Purchase
         Agreement") to sell its ownership interest in the Company and certain affiliates to Prudential  Financial for approximately
         $1.265  billion.  The closing of this  transaction,  which is  conditioned  upon  certain  customary  regulatory  and other approvals and conditions, is expected in the second quarter of 2003.

         The purchase price that was agreed to between SICL and Prudential  Financial was based on a September 30, 2002 valuation of the Company and certain affiliates.  As a result,  assuming the transaction closes, the economics of the Company's business from  September 30, 2002 forward will inure to the benefit or detriment of Prudential  Financial.  Included in the Purchase
         Agreement,  SICL has agreed to indemnify  Prudential  Financial for certain  liabilities that may arise relating to periods prior to September 30, 2002.  These  liabilities  generally  include  market  conduct  activities,  as well as contract and regulatory compliance (referred to as "Covered Liabilities").

         Related to the  indemnification  provisions  contained in the Purchase  Agreement,  SICL has signed, for the benefit of the
         Company,  an indemnity letter,  effective December 19, 2002, to make the Company whole for certain Covered Liabilities that come to  fruition  during  the period  beginning  December  19,  2002 and ending  with the close of the  transaction.  This indemnification  effectively  transfers  the risk  associated  with  those  Covered  Liabilities  from the  Company to SICL concurrent with the signing of the definitive purchase agreement rather than waiting until the transaction closes.

19.      SEGMENT REPORTING

         Assets under management and sales for products other than variable  annuities have not been  significant  enough to warrant full segment  disclosures as required by SFAS 131,  "Disclosures about Segments of an Enterprise and Related  Information,"
         and the Company does not  anticipate  that they will be so in the future due to changes in the Company's  strategy to focus on its core variable annuity business.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

20.      QUARTERLY FINANCIAL DATA (UNAUDITED)

         The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2002                      March 31       June 30       Sept. 30        Dec. 31
                                                    --------       -------       --------        -------
        Premiums and other insurance revenues*    $   118,797   $    126,614   $    115,931   $    108,488
        Net investment income                           4,965          4,714          5,128          4,825
        Net realized capital losses                    (1,840)        (1,584)        (2,327)        (3,863)
                                                  -----------   ------------   ------------   ------------
        Total revenues                                121,922        129,744        118,732        109,450
        Benefits and expenses*                        112,759        160,721        323,529        150,906
                                                  -----------   ------------   ------------   ------------
        Pre-tax net income (loss)                       9,163        (30,977)      (204,797)       (41,456)
        Income tax expense (benefit)                    1,703        (11,746)       (72,754)       (20,013)
                                                  -----------   ------------   ------------   ------------
        Net income (loss)                         $     7,460   $    (19,231)  $   (132,043)  $    (21,443)
                                                  ===========   ============   ============   ============

         *     For the quarters ended March 31, 2002 and June 30, 2002, the Company had overstated  premiums ceded in revenues.  The above presentation  reflects an equal and offsetting  reclassification of these amounts to benefits and expenses with no net income impact.

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2001                      March 31       June 30       Sept. 30        Dec. 31
                                                    --------       -------       --------        -------
        Premiums and other insurance revenues***  $   130,885   $    128,465   $    122,708   $    119,604
        Net investment income**                         5,381          4,997          5,006          4,742
        Net realized capital gains (losses)             1,902            373            376         (1,723)
                                                  -----------   ------------   ------------   ------------
        Total revenues                                138,168        133,835        128,090        122,623
        Benefits and expenses**  ***                  122,729        110,444        123,307        125,969
                                                  -----------   ------------   ------------   ------------
        Pre-tax net income (loss)                      15,439         23,391          4,783         (3,346)
        Income tax expense (benefit)                    4,034          7,451           (480)        (3,837)
                                                  -----------   ------------   -------------  ------------
        Net income                                $    11,405   $     15,940   $      5,263   $        491
                                                  ===========   ============   ============   ============

         **    For the quarters  ended March 31, 2001,  June 30, 2001 and  September 30, 2001,  the Company had reported  investment
               performance   associated  with  its  derivatives  as  net  investment  income.  The  above  presentation  reflects  a reclassification of these amounts to benefits and expenses.
         ***   For the  quarters  ended  September  30, 2001 and December 31, 2001,  the Company had  overstated  premiums  ceded in revenues.  The above presentation reflects an equal and offsetting  reclassification of these amounts to benefits and expenses with no net income impact.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

20.      QUARTERLY FINANCIAL DATA (UNAUDITED) (continued)

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2000                      March 31       June 30       Sept. 30        Dec. 31
                                                    --------       -------       --------        -------
        Premiums and other insurance revenues     $    137,040  $    139,346   $   147,819    $    135,866
        Net investment income****                        4,343         4,625         4,619           5,008
        Net realized capital gains (losses)                729        (1,436)         (858)            877
        Total revenues                                 142,112       142,535       151,580         141,751
        Benefits and expenses****                      107,893       122,382       137,843         114,264
        Pre-tax net income                              34,219        20,153        13,737          27,487
        Income tax expense                              10,038         5,225         3,167          12,349
        Net income                                $     24,181  $     14,928   $    10,570    $     15,138
                                                  ============  ============   ===========    ============

         ****  For the quarters  ended March 31,  2000,  June 30, 2000,  September  30, 2000 and December 31, 2000,  the Company had
               reported  investment  performance  associated with its derivatives as net investment  income.  The above presentation reflects a reclassification of these amounts to benefits and expenses.

                               APPENDIX B - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate  Account B consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or mutual fund portfolio.  All or some of these  Sub-accounts  are available as investment  options for other variable  annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units:  The following table shows:  (a) the Unit Price,  as of the dates shown,  for Units in each of the
Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus;  and (b) the number of Units  outstanding for each  such  Sub-account  as of the  dates  shown.  The year in which  operations  commenced  in each  such  Sub-account  is noted in parentheses.  To the extent a Sub-account  commenced  operations during a particular  calendar year, the Unit Price as of the end of the period reflects only the partial year results from the  commencement of operations  until December 31st of the applicable  year.
The  portfolios  in  which a  particular  Sub-account  invests  may or may not have  commenced  operations  prior  to the date  such
Sub-account  commenced  operations.  The initial offering price for each Sub-account was $10.00.  Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2003.

Beginning  November 18, 2002,  multiple Unit Prices will be calculated  for each  Sub-account  of Separate  Account B to reflect the daily charge  deducted for each  combination of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charge for each  optional  benefit  offered  under this  Annuity.  The Unit Prices below reflect the daily charges for each optional benefit offered between November 18, 2002 and December 31, 2002 only.

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Strong International Equity 1 (1989)
     With No Optional Benefits
     Unit Price                                          $19.53        24.28         31.88        43.99        27.18        22.95        19.70        18.23       16.80       16.60
     Number of Units                                 14,140,023   17,388,860    19,112,622   16,903,883   17,748,560   17,534,233   17,220,688   14,393,137  14,043,215   9,063,464
     With One Optional Benefit
     Unit Price                                           $8.56            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,569,506            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Value                                           $9.95            -             -            -            -            -            -            -           -           -
     Number of Units                                     90,759            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.95            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,047            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST William Blair International Growth 2(1997)
     With No Optional Benefits
     Unit Price                                           $9.92        13.54         17.96        24.16        13.41        11.70            -            -           -           -
     Number of Units                                 29,062,215   40,507,419    57,327,711   61,117,418   43,711,763   21,405,891            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.72            -             -            -            -            -            -            -           -           -
     Number of Units                                    835,523            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.72            -             -            -            -            -            -            -           -           -
     Number of Units                                     78,368            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,178            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST American Century International Growth 3
(1997)
     With No Optional Benefits
     Unit Price                                          $10.20        12.85         17.92        21.66        13.30        11.35            -            -           -           -
     Number of Units                                 31,813,722   37,487,425    17,007,352    6,855,601    5,670,336    2,857,188            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.52            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,252,674            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.69            -             -            -            -            -            -            -           -           -
     Number of Units                                    116,123            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.69            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,896            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM International Equity 4 (1994)
     With No Optional Benefits
     Unit Price                                           $8.81        10.77         16.12        23.45        12.54        11.46        11.39        10.23           -           -
     Number of Units                                 10,185,535   13,627,264    16,245,805    8,818,599    9,207,623    9,988,104    9,922,698    2,601,283           -           -
     With One Optional Benefit
     Unit Price                                           $8.19            -             -            -            -            -            -            -           -           -
     Number of Units                                    269,995            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.79            -             -            -            -            -            -            -           -           -
     Number of Units                                     22,770            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST MFS Global Equity (1999)
     With No Optional Benefits
     Unit Price                                           $7.74         8.94         10.08        11.01            -            -            -            -           -           -
     Number of Units                                  5,878,055    5,806,567     2,803,013      116,756            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.04            -             -            -            -            -            -            -           -           -
     Number of Units                                    969,509            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.87            -             -            -            -            -            -            -           -           -
     Number of Units                                     32,306            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST PBHG Small-Cap Growth 5 (1994)
     With No Optional Benefits
     Unit Price                                          $12.83        19.84         21.51        42.08        17.64        17.28        16.54        13.97       10.69           -
     Number of Units                                 17,093,250   23,048,821    25,535,093   32,134,969   15,003,001   14,662,728   12,282,211    6,076,373   2,575,105           -
     With One Optional Benefit
     Unit Price                                           $6.92            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,970,250            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.48            -             -            -            -            -            -            -           -           -
     Number of Units                                     47,261            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.47            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,595            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM Small-Cap Growth 6 (1999)
     With No Optional Benefits
     Unit Price                                           $6.13         8.46         11.98        15.37            -            -            -            -           -           -
     Number of Units                                 44,042,514   60,703,791    63,621,279   53,349,003            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.67            -             -            -            -            -            -            -           -           -
     Number of Units                                    639,695            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                     12,122            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,728            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Federated Aggressive Growth (2000)
     With No Optional Benefits
     Unit Price                                           $4.96         7.10          9.08            -            -            -            -            -           -           -
     Number of Units                                  5,188,521    6,499,066       196,575            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.64            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,255,415            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.86            -             -            -            -            -            -            -           -           -
     Number of Units                                     63,097            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.86            -             -            -            -            -            -            -           -           -
     Number of Units                                      4,107            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Goldman Sachs Small-Cap Value 7 (1998)
     With No Optional Benefits
     Unit Price                                          $13.72        15.12         13.95        10.57         9.85            -            -            -           -           -
     Number of Units                                 20,004,839   26,220,860    15,193,053    6,597,544    4,081,870            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.26            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,492,775            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.09            -             -            -            -            -            -            -           -           -
     Number of Units                                        624            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Gabelli Small-Cap Value 8 (1997)
     With No Optional Benefits
     Unit Price                                          $12.58        14.08         13.35        11.11        11.20        12.70            -            -           -           -
     Number of Units                                 32,549,396   35,483,530    23,298,524   21,340,168   24,700,211   14,612,510            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.30            -             -            -            -            -            -            -           -           -
     Number of Units                                  6,141,523            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                    209,790            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                     17,411            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM Small-Cap Value 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.68            -             -            -            -            -            -            -           -           -
     Number of Units                                    581,833            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.66            -             -            -            -            -            -            -           -           -
     Number of Units                                    423,387            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                     11,686            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,211            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Goldman Sachs Mid-Cap Growth 10 (2000)
     With No Optional Benefits
     Unit Price                                           $2.78         3.88          6.58            -            -            -            -            -           -           -
     Number of Units                                 16,748,577   17,045,776     9,426,102            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.97            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,273,118            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.87            -             -            -            -            -            -            -           -           -
     Number of Units                                     66,279            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.87            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,488            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Neuberger Berman Mid-Cap Growth 11 (1994)
     With No Optional Benefits
     Unit Price                                          $12.86        18.95         25.90        28.58        19.15        16.10        13.99        12.20        9.94           -
     Number of Units                                 19,674,777   25,717,164    26,517,850   13,460,525   13,389,289   11,293,799    9,563,858    3,658,836     301,267           -
     With One Optional Benefit
     Unit Price                                           $7.41            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,175,250            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                     44,760            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,311            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Neuberger Berman Mid-Cap Value 12 (1993)
     With No Optional Benefits
     Unit Price                                          $17.78        20.16         21.09        16.78        16.10        16.72        13.41        12.20        9.81       10.69
     Number of Units                                 37,524,187   47,298,313    44,558,699   37,864,586   16,410,121   11,745,440    9,062,152    8,642,186   7,177,232   5,390,887
     With One Optional Benefit
     Unit Price                                           $8.96            -             -            -            -            -            -            -           -           -
     Number of Units                                  5,118,558            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.98            -             -            -            -            -            -            -           -           -
     Number of Units                                    163,415            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.97            -             -            -            -            -            -            -           -           -
     Number of Units                                     10,745            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Alger All-Cap Growth (2000)
     With No Optional Benefits
     Unit Price                                           $3.51         5.54          6.74            -            -            -            -            -           -           -
     Number of Units                                 85,441,507  125,442,916    28,229,631            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.80            -             -            -            -            -            -            -           -           -
     Number of Units                                    658,419            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.36            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,409            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.36            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,466            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Gabelli All-Cap Value (2000)
     With No Optional Benefits
     Unit Price                                           $7.59         9.71         10.06            -            -            -            -            -           -           -
     Number of Units                                 11,924,124   14,934,570     1,273,094            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.17            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,200,225            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.04            -             -            -            -            -            -            -           -           -
     Number of Units                                     28,449            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.04            -             -            -            -            -            -            -           -           -
     Number of Units                                         88            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST T. Rowe Price Natural Resources (1995)
     With No Optional Benefits
     Unit Price                                          $18.36        19.71         19.86        15.88        12.57        14.46        14.19        11.01           -           -
     Number of Units                                  5,891,582    6,565,088     6,520,983    6,201,327    5,697,453    7,550,076    6,061,852      808,605           -           -
     With One Optional Benefit
     Unit Price                                           $9.59            -             -            -            -            -            -            -           -           -
     Number of Units                                    724,670            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.44            -             -            -            -            -            -            -           -           -
     Number of Units                                      7,378            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.44            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,472            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Alliance Growth 13 (1996)
     With No Optional Benefits
     Unit Price                                           $9.94        14.61         17.38        20.44        15.48        12.33        10.89            -           -           -
     Number of Units                                 21,295,907   29,478,257    25,796,792   17,059,819   19,009,242   18,736,994    4,324,161            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.46            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,869,353            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.34            -             -            -            -            -            -            -           -           -
     Number of Units                                     31,105            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.34            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,975            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST MFS Growth (1999)
     With No Optional Benefits
     Unit Price                                           $5.68         8.02         10.38        11.27            -            -            -            -           -           -
     Number of Units                                 85,193,279  117,716,242     7,515,486      409,467            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.58            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,930,432            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.47            -             -            -            -            -            -            -           -           -
     Number of Units                                    134,574            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.46            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,437            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Marsico Capital Growth (1997)
     With No Optional Benefits
     Unit Price                                          $11.44        13.74         17.81        21.06        14.00        10.03            -            -           -           -
     Number of Units                                 81,046,482   85,895,802    94,627,691   78,684,943   40,757,449      714,309            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.32            -             -            -            -            -            -            -           -           -
     Number of Units                                 10,144,317            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                    457,013            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                     30,465            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Goldman Sachs Concentrated Growth 14 (1992)
     With No Optional Benefits
     Unit Price                                          $19.17        27.71         41.14        60.44        39.54        23.83        18.79        14.85       10.91       11.59
     Number of Units                                 56,016,467   84,116,221    99,250,773   94,850,623   80,631,598   62,486,302   46,779,164   28,662,737  22,354,170  13,603,637
     With One Optional Benefit
     Unit Price                                           $7.67            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,349,939            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.46            -             -            -            -            -            -            -           -           -
     Number of Units                                     41,632            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAm Large-Cap Growth 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.67            -             -            -            -            -            -            -           -           -
     Number of Units                                    986,566            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.65            -             -            -            -            -            -            -           -           -
     Number of Units                                    207,816            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.64            -             -            -            -            -            -            -           -           -
     Number of Units                                      9,837            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.64            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,697            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAm Large-Cap Value 15 (2000)
     With No Optional Benefits
     Unit Price                                           $7.64         9.15          9.82            -            -            -            -            -           -           -
     Number of Units                                  4,621,831    4,575,558       586,058            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.66            -             -            -            -            -            -            -           -           -
     Number of Units                                    664,649            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.98            -             -            -            -            -            -            -           -           -
     Number of Units                                     18,250            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.97            -             -            -            -            -            -            -           -           -
     Number of Units                                      4,906            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Alliance/Bernstein Growth + Value (2001)
     With No Optional Benefits
     Unit Price                                           $7.12         9.63             -            -            -            -            -            -           -           -
     Number of Units                                  3,031,899    3,351,836             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.99            -             -            -            -            -            -            -           -           -
     Number of Units                                    965,912            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.79            -             -            -            -            -            -            -           -           -
     Number of Units                                     11,345            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.79            -             -            -            -            -            -            -           -           -
     Number of Units                                        704            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST AST Sanford Bernstein Core Value (2001)
     With No Optional Benefits
     Unit Price                                           $8.59        10.04             -            -            -            -            -            -           -           -
     Number of Units                                 15,239,844    4,207,869             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.76            -             -            -            -            -            -            -           -           -
     Number of Units                                  6,005,922            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                    386,259            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                     30,510            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Cohen & Steers Realty (1998)
     With No Optional Benefits
     Unit Price                                          $10.67        10.54         10.39         8.35         8.28            -            -            -           -           -
     Number of Units                                 14,017,528   12,268,426    11,891,188    6,224,365    3,771,461            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,563,486            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.33            -             -            -            -            -            -            -           -           -
     Number of Units                                     41,098            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.32            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,429            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Sanford Bernstein Managed Index 500 16 (1998)
     With No Optional Benefits
     Unit Price                                           $9.41        12.03         13.55        15.08        12.61            -            -            -           -           -
     Number of Units                                 39,938,791   48,018,721    48,835,089   39,825,951   22,421,754            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.17            -             -            -            -            -            -            -           -           -
     Number of Units                                  3,662,406            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.81            -             -            -            -            -            -            -           -           -
     Number of Units                                     79,915            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.81            -             -            -            -            -            -            -           -           -
     Number of Units                                        383            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST American Century Income & Growth 17 (1997)
     With No Optional Benefits
     Unit Price                                          $10.16        12.86         14.24        16.19        13.35        12.06            -            -           -           -
     Number of Units                                 22,410,834   27,386,278    32,388,202   21,361,995   13,845,190    9,523,815            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.25            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,751,136            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.89            -             -            -            -            -            -            -           -           -
     Number of Units                                     36,829            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.89            -             -            -            -            -            -            -           -           -
     Number of Units                                      8,874            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Alliance Growth and Income 18 (1992)
     With No Optional Benefits
     Unit Price                                          $21.31        28.18         28.72        27.60        24.11        21.74        17.79        15.22       11.98       11.88
     Number of Units                                 49,030,576   63,123,316    53,536,296   52,766,579   47,979,349   42,197,002   28,937,085   18,411,759   7,479,449   4,058,228
     With One Optional Benefit
     Unit Price                                           $8.06            -             -            -            -            -            -            -           -           -
     Number of Units                                  6,667,373            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.83            -             -            -            -            -            -            -           -           -
     Number of Units                                    165,588            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.83            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,100            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST MFS Growth with Income (1999)
     With No Optional Benefits
     Unit Price                                           $6.68         8.64         10.36        10.49            -            -            -            -           -           -
     Number of Units                                 11,173,177   11,896,688     6,937,627      741,323            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.09            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,053,007            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                     17,242            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                        538            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST INVESCO Capital Income 19 (1994)
     With No Optional Benefits
     Unit Price                                          $16.14        19.84         22.01        21.31        19.34        17.31        14.23        12.33        9.61           -
     Number of Units                                 37,055,825   48,595,962    50,171,495   46,660,160   40,994,187   33,420,274   23,592,226   13,883,712   6,633,333           -
     With One Optional Benefit
     Unit Price                                           $8.34            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,110,071            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                     30,714            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,934            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM Global Allocation 20 (1993)
     With No Optional Benefits
     Unit Price                                          $14.50        17.39         19.98        21.19        17.78        15.98        13.70        12.49       10.34       10.47
     Number of Units                                 18,212,529   26,641,422    30,290,413   23,102,272   22,634,344   22,109,373   20,691,852   20,163,848  13,986,604   8,743,758
     With One Optional Benefit
     Unit Price                                           $8.71            -             -            -            -            -            -            -           -           -
     Number of Units                                    847,517            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.94            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,088            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.93            -             -            -            -            -            -            -           -           -
     Number of Units                                         94            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST American Century Strategic Balanced (1997)
     With No Optional Benefits
     Unit Price                                          $12.01        13.50         14.23        14.90        13.37        11.18            -            -           -           -
     Number of Units                                 12,683,097   14,369,895    14,498,180   13,944,535    6,714,065    2,560,866            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.14            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,126,058            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.97            -             -            -            -            -            -            -           -           -
     Number of Units                                     15,835            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.97            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,760            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST T. Rowe Price Asset Allocation (1994)
     With No Optional Benefits
     Unit Price                                          $16.13        18.15         19.33        19.70        18.12        15.53        13.30        11.92        9.80           -
     Number of Units                                 15,466,227   17,579,107    19,704,198   22,002,028   18,469,315   13,524,781    8,863,840    4,868,956   2,320,063           -
     With One Optional Benefit
     Unit Price                                           $9.09            -             -            -            -            -            -            -           -           -
     Number of Units                                    921,329            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.96            -             -            -            -            -            -            -           -           -
     Number of Units                                     21,928            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.96            -             -            -            -            -            -            -           -           -
     Number of Units                                        150            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST T. Rowe Price Global Bond 21 (1994)
     With No Optional Benefits
     Unit Price                                          $12.04        10.62         10.49        10.69        11.82        10.45        10.98        10.51        9.59           -
     Number of Units                                 14,576,376    9,668,062    11,219,503   12,533,037   12,007,692   12,089,872    8,667,712    4,186,695   1,562,364           -
     With One Optional Benefit
     Unit Price                                          $11.34            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,739,313            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.31            -             -            -            -            -            -            -           -           -
     Number of Units                                     36,822            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.31            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,700            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Federated High Yield (1994)
     With No Optional Benefits
     Unit Price                                          $12.47        12.64         12.80        14.38        14.30        14.13        12.62        11.27        9.56           -
     Number of Units                                 38,477,793   39,130,467    36,914,825   41,588,401   40,170,144   29,663,242   15,460,522    6,915,158   2,106,791           -
     With One Optional Benefit
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                  5,592,940            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.26            -             -            -            -            -            -            -           -           -
     Number of Units                                     74,022            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.26            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,524            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Lord Abbett Bond-Debenture (2000)
     With No Optional Benefits
     Unit Price                                          $10.18        10.28         10.12            -            -            -            -            -           -           -
     Number of Units                                 10,468,962    5,506,982       650,253            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.94            -             -            -            -            -            -            -           -           -
     Number of Units                                  4,146,530            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.23            -             -            -            -            -            -            -           -           -
     Number of Units                                    162,571            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.23            -             -            -            -            -            -            -           -           -
     Number of Units                                      7,474            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM Bond 9 (2002)
     With No Optional Benefits
     Unit Price                                          $10.67            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,487,730            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $10.65            -             -            -            -            -            -            -           -           -
     Number of Units                                    561,446            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.16            -             -            -            -            -            -            -           -           -
     Number of Units                                     12,055            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.15            -             -            -            -            -            -            -           -           -
     Number of Units                                        595            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST PIMCO Total Return Bond (1994)
     With No Optional Benefits
     Unit Price                                          $16.65        15.46         14.40        13.09        13.43        12.44        11.48        11.26        9.61           -
     Number of Units                                113,007,310   99,028,465    82,545,240   73,530,507   64,224,618   44,098,036   29,921,643   19,061,840   4,577,708           -
     With One Optional Benefit
     Unit Price                                          $10.57            -             -            -            -            -            -            -           -           -
     Number of Units                                 20,544,075            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.17            -             -            -            -            -            -            -           -           -
     Number of Units                                    604,147            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.17            -             -            -            -            -            -            -           -           -
     Number of Units                                     36,236            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST PIMCO Limited Maturity Bond (1995)
     With No Optional Benefits
     Unit Price                                          $14.26        13.61         12.79        11.96        11.73        11.26        10.62        10.37           -           -
     Number of Units                                 61,707,894   42,410,807    31,046,956   32,560,943   28,863,932   25,008,310   18,894,375   15,058,644           -           -
     With One Optional Benefit
     Unit Price                                          $10.34            -             -            -            -            -            -            -           -           -
     Number of Units                                 11,274,642            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                    215,314            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                     80,547            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Money Market (1992)
     With No Optional Benefits
     Unit Price                                          $13.23        13.24         12.94        12.38        12.00        11.57        11.16        10.77       10.35       10.12
     Number of Units                                163,759,511  184,612,059   172,493,206  187,609,708   75,855,442   66,869,998   42,435,169   30,564,442  27,491,389  11,422,783
     With One Optional Benefit
     Unit Price                                           $9.96            -             -            -            -            -            -            -           -           -
     Number of Units                                 36,255,772            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.99            -             -            -            -            -            -            -           -           -
     Number of Units                                    999,737            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.99            -             -            -            -            -            -            -           -           -
     Number of Units                                     70,899            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
The Montgomery Variable Series - MV Emerging
Markets (1996)
     With No Optional Benefits
     Unit Price                                           $5.79         6.50          7.09        10.06         6.19        10.05        10.25            -           -           -
     Number of Units                                 10,957,884   14,095,135    12,899,472   12,060,036   10,534,383   10,371,104    2,360,940            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.66            -             -            -            -            -            -            -           -           -
     Number of Units                                    283,466            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.93            -             -            -            -            -            -            -           -           -
     Number of Units                                     21,816            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.93            -             -            -            -            -            -            -           -           -
     Number of Units                                        442            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Wells Fargo Variable Trust - Equity Income (1999)
     With No Optional Benefits
     Unit Price                                           $7.46         9.37         10.05         9.96            -            -            -            -           -           -
     Number of Units                                  1,361,988    1,019,937       502,986      136,006            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.25            -             -            -            -            -            -            -           -           -
     Number of Units                                    196,720            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                     10,707            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                         91            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Rydex Variable Trust - Nova (1999)
     With No Optional Benefits
     Unit Price                                           $4.06         6.41          8.50        10.82            -            -            -            -           -           -
     Number of Units                                  2,629,551    3,990,618    14,799,352    5,474,129            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Rydex Variable Trust - Ursa (1999)
     With No Optional Benefits
     Unit Price                                          $14.45        12.05         10.62         9.28            -            -            -            -           -           -
     Number of Units                                    234,642      351,487     2,269,599    1,803,669            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Rydex Variable Trust - OTC (1999)
     With No Optional Benefits
     Unit Price                                           $4.01         6.65         10.40        17.07            -            -            -            -           -           -
     Number of Units                                 10,686,757   15,866,046    32,179,793   18,520,440            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.36            -             -            -            -            -            -            -           -           -
     Number of Units                                        186            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Dynamics (1999)
     With No Optional Benefits
     Unit Price                                           $6.03         8.98         13.23        13.91            -            -            -            -           -           -
     Number of Units                                  9,117,894   13,391,660    11,409,827    2,022,585            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.09            -             -            -            -            -            -            -           -           -
     Number of Units                                    543,762            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.70            -             -            -            -            -            -            -           -           -
     Number of Units                                     32,635            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.70            -             -            -            -            -            -            -           -           -
     Number of Units                                        576            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Technology (1999)
     With No Optional Benefits
     Unit Price                                           $3.49         6.66         12.48        16.52            -            -            -            -           -           -
     Number of Units                                 18,830,138   26,652,622    29,491,113    4,622,242            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $5.50            -             -            -            -            -            -            -           -           -
     Number of Units                                    293,307            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Health Sciences (1999)
     With No Optional Benefits
     Unit Price                                           $9.37        12.58         14.59        11.34            -            -            -            -           -           -
     Number of Units                                 11,475,199   17,419,141    19,381,405      786,518            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.00            -             -            -            -            -            -            -           -           -
     Number of Units                                    475,873            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,444            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                        140            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Financial Services (1999)
     With No Optional Benefits
     Unit Price                                          $10.47        12.48         14.04        11.41            -            -            -            -           -           -
     Number of Units                                  7,556,596   11,612,048    14,091,636      759,104            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.76            -             -            -            -            -            -            -           -           -
     Number of Units                                    366,258            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.92            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,897            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.92            -             -            -            -            -            -            -           -           -
     Number of Units                                        141            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Telecommunications (1999)
     With No Optional Benefits
     Unit Price                                           $2.43         5.01         11.05        15.17            -            -            -            -           -           -
     Number of Units                                  9,354,303   13,553,158    17,856,118    4,184,526            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $5.78            -             -            -            -            -            -            -           -           -
     Number of Units                                     94,004            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.43            -             -            -            -            -            -            -           -           -
     Number of Units                                        770            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.42            -             -            -            -            -            -            -           -           -
     Number of Units                                        454            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - Global Leaders (1999)
     With No Optional Benefits
     Unit Price                                           $7.08         9.00         10.55        11.72            -            -            -            -           -           -
     Number of Units                                  1,442,329    1,520,376       887,758       23,101            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.15            -             -            -            -            -            -            -           -           -
     Number of Units                                    113,389            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.67            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,669            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - Special Equity (1999)
     With No Optional Benefits
     Unit Price                                           $7.16         9.98         11.01        12.19            -            -            -            -           -           -
     Number of Units                                  2,205,267    2,540,062     1,731,145      152,342            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.44            -             -            -            -            -            -            -           -           -
     Number of Units                                    127,728            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.85            -             -            -            -            -            -            -           -           -
     Number of Units                                     12,520            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.85            -             -            -            -            -            -            -           -           -
     Number of Units                                        533            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - Omega (2000)
     With No Optional Benefits
     Unit Price                                           $4.93         6.71          7.98            -            -            -            -            -           -           -
     Number of Units                                  2,594,817    2,585,848     1,637,475            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.78            -             -            -            -            -            -            -           -           -
     Number of Units                                     39,943            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Europe 30 (1999)
     With No Optional Benefits
     Unit Price                                           $5.76         7.87         10.52        12.24            -            -            -            -           -           -
     Number of Units                                  2,550,567    5,711,763     2,327,562      273,963            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.93            -             -            -            -            -            -            -           -           -
     Number of Units                                    292,396            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.70            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,625            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Asia 30 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.76            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,060,741            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.75            -             -            -            -            -            -            -           -           -
     Number of Units                                    281,993            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.86            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,995            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Japan 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.25            -             -            -            -            -            -            -           -           -
     Number of Units                                    338,472            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.24            -             -            -            -            -            -            -           -           -
     Number of Units                                     65,845            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.21            -             -            -            -            -            -            -           -           -
     Number of Units                                        351            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Banks 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.58            -             -            -            -            -            -            -           -           -
     Number of Units                                    555,999            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.56            -             -            -            -            -            -            -           -           -
     Number of Units                                    101,136            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.13            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,422            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Basic Materials 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.47            -             -            -            -            -            -            -           -           -
     Number of Units                                    361,568            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.46            -             -            -            -            -            -            -           -           -
     Number of Units                                     76,331            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.34            -             -            -            -            -            -            -           -           -
     Number of Units                                         12            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Biotechnology (2001)
     With No Optional Benefits
     Unit Price                                           $5.16         8.37             -            -            -            -            -            -           -           -
     Number of Units                                  2,412,670    5,093,235             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.09            -             -            -            -            -            -            -           -           -
     Number of Units                                    130,082            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Consumer Cyclical 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.26            -             -            -            -            -            -            -           -           -
     Number of Units                                    319,201            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.25            -             -            -            -            -            -            -           -           -
     Number of Units                                    128,022            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.37            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,426            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Consumer Non-Cyclical 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.29            -             -            -            -            -            -            -           -           -
     Number of Units                                    406,966            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.28            -             -            -            -            -            -            -           -           -
     Number of Units                                    148,446            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,303            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Energy (2001)
     With No Optional Benefits
     Unit Price                                           $7.51         9.19             -            -            -            -            -            -           -           -
     Number of Units                                  1,985,954    2,299,149             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.71            -             -            -            -            -            -            -           -           -
     Number of Units                                    299,833            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.12            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,660            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Financial (2001)
     With No Optional Benefits
     Unit Price                                           $7.74         9.22             -            -            -            -            -            -           -           -
     Number of Units                                  1,086,464    2,154,106             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.85            -             -            -            -            -            -            -           -           -
     Number of Units                                    221,377            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.84            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,066            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Healthcare (2001)
     With No Optional Benefits
     Unit Price                                           $7.13         9.35             -            -            -            -            -            -           -           -
     Number of Units                                  1,313,814    3,489,097             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.94            -             -            -            -            -            -            -           -           -
     Number of Units                                    388,508            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.59            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,831            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Industrial 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.94            -             -            -            -            -            -            -           -           -
     Number of Units                                    126,611            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.93            -             -            -            -            -            -            -           -           -
     Number of Units                                     12,642            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Internet 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.58            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,982,656            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.57            -             -            -            -            -            -            -           -           -
     Number of Units                                    306,572            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Pharmaceuticals 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.57            -             -            -            -            -            -            -           -           -
     Number of Units                                    241,916            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.56            -             -            -            -            -            -            -           -           -
     Number of Units                                    136,599            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.63            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,545            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Precious Metals 9 (2002)
     With No Optional Benefits
     Unit Price                                           $9.72            -             -            -            -            -            -            -           -           -
     Number of Units                                  3,992,389            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.70            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,175,651            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $11.30            -             -            -            -            -            -            -           -           -
     Number of Units                                     19,964            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Real Estate (2001)
     With No Optional Benefits
     Unit Price                                          $10.61        10.76             -            -            -            -            -            -           -           -
     Number of Units                                  1,489,153    3,592,834             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.86            -             -            -            -            -            -            -           -           -
     Number of Units                                    441,318            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.20            -             -            -            -            -            -            -           -           -
     Number of Units                                     12,789            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP -Semiconductor 9 (2002)
     With No Optional Benefits
     Unit Price                                           $5.14            -             -            -            -            -            -            -           -           -
     Number of Units                                    608,142            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $5.14            -             -            -            -            -            -            -           -           -
     Number of Units                                     93,241            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Technology (2001)
     With No Optional Benefits
     Unit Price                                           $3.46         5.91             -            -            -            -            -            -           -           -
     Number of Units                                  3,290,202    2,524,295             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.03            -             -            -            -            -            -            -           -           -
     Number of Units                                    254,131            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Telecommunications (2001)
     With No Optional Benefits
     Unit Price                                           $4.35         7.10             -            -            -            -            -            -           -           -
     Number of Units                                  3,082,428      583,065             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.15            -             -            -            -            -            -            -           -           -
     Number of Units                                    272,408            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.03            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,642            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Utilities (2001)
     With No Optional Benefits
     Unit Price                                           $6.09         8.12             -            -            -            -            -            -           -           -
     Number of Units                                  3,391,766    1,589,344             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.83            -             -            -            -            -            -            -           -           -
     Number of Units                                    521,419            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.61            -             -            -            -            -            -            -           -           -
     Number of Units                                      8,871            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Bull 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.98            -             -            -            -            -            -            -           -           -
     Number of Units                                  6,296,621            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.97            -             -            -            -            -            -            -           -           -
     Number of Units                                    954,792            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.75            -             -            -            -            -            -            -           -           -
     Number of Units                                     10,297            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.75            -             -            -            -            -            -            -           -           -
     Number of Units                                        400            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Bear (2001)
     With No Optional Benefits
     Unit Price                                          $13.74        11.54             -            -            -            -            -            -           -           -
     Number of Units                                  4,011,499    3,059,897             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $11.38            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,532,543            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.13            -             -            -            -            -            -            -           -           -
     Number of Units                                     28,618            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.13            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,514            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - UltraBull 22 (2001)
     With No Optional Benefits
     Unit Price                                           $4.71         7.47             -            -            -            -            -            -           -           -
     Number of Units                                  6,435,217    7,628,819             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.78            -             -            -            -            -            -            -           -           -
     Number of Units                                    297,435            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.61            -             -            -            -            -            -            -           -           -
     Number of Units                                        245            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - OTC (2001)
     With No Optional Benefits
     Unit Price                                           $3.49        $5.77             -            -            -            -            -            -           -           -
     Number of Units                                 18,242,013   11,681,189             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.45            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,346,852            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.36            -             -            -            -            -            -            -           -           -
     Number of Units                                     13,113            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Short OTC 9 (2002)
     With No Optional Benefits
     Unit Price                                          $11.02            -             -            -            -            -            -            -           -           -
     Number of Units                                    682,058            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $11.00            -             -            -            -            -            -            -           -           -
     Number of Units                                    433,181            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.43            -             -            -            -            -            -            -           -           -
     Number of Units                                     15,308            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - UltraOTC (1999)
     With No Optional Benefits
     Unit Price                                           $0.58         1.91          6.19        23.58            -            -            -            -           -           -
     Number of Units                                 70,200,723   50,124,696    17,597,528    2,906,024            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $3.53            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,003,123            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $8.70            -             -            -            -            -            -            -           -           -
     Number of Units                                        233            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Mid-Cap Value 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.68            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,089,843            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.66            -             -            -            -            -            -            -           -           -
     Number of Units                                    438,387            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.06            -             -            -            -            -            -            -           -           -
     Number of Units                                      4,777            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.06            -             -            -            -            -            -            -           -           -
     Number of Units                                      4,799            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Mid-Cap Growth 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.71            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,444,783            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.70            -             -            -            -            -            -            -           -           -
     Number of Units                                    439,054            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.82            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,587            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.81            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,583            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - UltraMid-Cap 9 (2002)
     With No Optional Benefits
     Unit Price                                           $5.72            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,276,660            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $5.71            -             -            -            -            -            -            -           -           -
     Number of Units                                    477,953            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.86            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,673            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Small-Cap Value 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.10            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,908,617            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.09            -             -            -            -            -            -            -           -           -
     Number of Units                                    994,778            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.15            -             -            -            -            -            -            -           -           -
     Number of Units                                     19,019            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Small-Cap Growth 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.71            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,138,861            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.69            -             -            -            -            -            -            -           -           -
     Number of Units                                    772,260            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.91            -             -            -            -            -            -            -           -           -
     Number of Units                                     10,572            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - UltraSmall-Cap 23 (1999)
     With No Optional Benefits
     Unit Price                                           $4.73         8.37          9.18        11.96            -            -            -            -           -           -
     Number of Units                                  5,664,617   10,010,482     3,258,574      813,904            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.14            -             -            -            -            -            -            -           -           -
     Number of Units                                    212,085            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - U.S. Government Plus 9 (2002)
     With No Optional Benefits
     Unit Price                                          $11.58            -             -            -            -            -            -            -           -           -
     Number of Units                                  7,945,270            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $11.56            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,486,854            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.19            -             -            -            -            -            -            -           -           -
     Number of Units                                     22,148            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.19            -             -            -            -            -            -            -           -           -
     Number of Units                                        609            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Rising Rates Opportunity 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.03            -             -            -            -            -            -            -           -           -
     Number of Units                                    583,657            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.02            -             -            -            -            -            -            -           -           -
     Number of Units                                    165,792            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.69            -             -            -            -            -            -            -           -           -
     Number of Units                                      9,028            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
First Trust(R)10 Uncommon Values (2000)
     With No Optional Benefits
     Unit Price                                           $2.94         4.72          7.43            -            -            -            -            -           -           -
     Number of Units                                  1,716,102    2,255,266     2,690,435            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.80            -             -            -            -            -            -            -           -           -
     Number of Units                                     19,826            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Prudential - SP Jennison International Growth
(2001)
     With No Optional Benefits
     Unit Price                                           $5.62         7.39             -            -            -            -            -            -           -           -
     Number of Units                                    550,334      273,843             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.01            -             -            -            -            -            -            -           -           -
     Number of Units                                     89,806            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.59            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,196            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

1.       Effective December 10, 2001, Strong Capital  Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001, A I M Capital  Management,  Inc.  served as  Sub-advisor  of the Portfolio,  then named "AST AIM  International  Equity."
     Between October 15, 1996 and May 3, 1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor of the Portfolio,  then named "AST Putnam  International  Equity."  Prior to October 15, 1996,  Seligman  Henderson  Co. served as  Sub-advisor  of the
     Portfolio, then named "Seligman Henderson International Equity Portfolio."
2.       Effective November 11, 2002,  William Blair & Company,  L.L.C.  became Sub-advisor of the Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Overseas Growth."
3.       This  Portfolio  reflects the  addition of the net assets of the AST American  Century  International  Growth  Portfolio II
     ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II.
4.       Effective  May 1, 2002,  Deutsche  Asset  Management,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2002,
     Founders Asset Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Founders  Passport." Prior to October
     15, 1996,  Seligman Henderson Co. served as Sub-advisor of the Portfolio,  then named "Seligman  Henderson  International Small
     Cap Portfolio."
5.       Effective  September 17, 2001, Pilgrim Baxter & Associates,  Ltd. became  Sub-advisor of the Portfolio.  Prior to September
     17, 2001, Janus Capital  Corporation served as Sub-advisor of the Portfolio,  then named "AST Janus Small-Cap Growth." Prior to
     December 31, 1998,  Founders  Asset  Management,  LLC served as  Sub-advisor of the  Portfolio,  then named  "Founders  Capital
     Appreciation Portfolio."
6.       Effective December 10, 2001,  Deutsche Asset Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor of the  Portfolio,  then named "AST Scudder  Small-Cap  Growth
     Portfolio".  Prior to May 1, 2001, the Portfolio was named "AST Kemper Small-Cap Growth Portfolio."
7.       Effective May 1, 2001,  Goldman Sachs Asset  Management  became  Sub-advisor of the Portfolio.  Prior to May 1, 2001, Lord,
     Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Small Cap Value."
8.       Effective  October 23, 2000,  GAMCO  Investors,  Inc.  became  Sub-advisor of the Portfolio.  Prior to October 23, 2000, T.
     Rowe Price  Associates,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST T. Rowe Price  Small  Company  Value
     Portfolio."
9.       These portfolios were first offered as Sub-accounts on May 1, 2002.
10.      Effective  November 11, 2002,  Goldman Sachs Asset Management  became  Sub-advisor of the Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Mid-Cap Growth."
11.      Effective May 1, 1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor of the  Portfolio.  Prior to May 1, 1998,
     Berger Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio."
12.      Effective May 1, 1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor of the  Portfolio.  Prior to May 1, 1998,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."
13.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became Sub-advisor of the Portfolio.  Between December 31, 1998 and May 1, 2000,  OppenheimerFunds,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Oppenheimer Large-Cap Growth
     Portfolio." Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management,  L.P. served as Sub-advisor of the Portfolio, then named "Robertson Stephens Value + Growth Portfolio."
14.      Effective  November 11, 2002,  Goldman Sachs Asset Management  became  Sub-advisor of the Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST JanCap Growth."
15.      Effective May 1, 2002,  Deutsche Asset Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 2002, Janus
     Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Strategic Value."
16.      Effective  May 1, 2000,  Sanford C.  Bernstein & Co.,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2000,
     Bankers Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio."
17.      Effective May 3, 1999, American Century Investment  Management,  Inc. became Sub-advisor of the Portfolio.  Between October
     15, 1996 and May 3, 1999, Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam
     Value Growth & Income."
18.      Effective May 1, 2000,  Alliance  Capital  Management,  L.P.  became  Sub-advisor of the  Portfolio.  Prior to May 1, 2000,
     Lord, Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio."
19.      Effective July 1, 2002, the AST INVESCO Equity Income portfolio changed its name to AST INVESCO Capital Income.
20.      Effective May 1, 2002,  Deutsche Asset Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 2002, A I M
     Capital  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM Balanced." Between October 15, 1996 and
     May 3, 1999,  Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam  Balanced."
     Prior to October 15, 1996, Phoenix  Investment  Counsel,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Phoenix
     Balanced Asset Portfolio."
21.      Effective August 8, 2000, T. Rowe Price  International,  Inc. became  Sub-advisor of the Portfolio.  Effective May 1, 2000, the name of the  Portfolio  was changed to the "AST T. Rowe Price  Global  Bond".  Effective  May 1, 1996,  Rowe  Price-Fleming
     International,  Inc.  became  Sub-advisor of the Portfolio.  Prior to May 1, 1996,  Scudder,  Stevens & Clark,  Inc.  served as
     Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."
22.      Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.
23.      Prior to May 1, 2000,  ProFund VP UltraSmall-Cap  was named "ProFund VP Small Cap" and sought daily investment results that corresponded to the performance of the Russell 2000(R)Index.

                                        APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional Death Benefit is calculated.  Each example assumes that a $50,000  initial  Purchase  Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account  Value is maintained in the variable  investment  options.  The formula for  determining  the Enhanced  Beneficiary
Protection Optional Death Benefit is as follows:

           Growth =               Account Value of variable             minus         Purchase Payments - proportional
                               investment options plus Interim
                                Value of Fixed Allocations (no
                                         MVA applies)                                           withdrawals

Example with market increase
Assume that the Owner has made no withdrawals  and that the Account Value has been  increasing due to positive  market  performance.
On the date we receive  due proof of death,  the  Account  Value is  $75,000.  The basic  Death  Benefit is  calculated  as Purchase
Payments minus proportional  withdrawals,  or Account Value, which ever is greater.  Therefore,  the basic Death Benefit is equal to
$75,000.  The Enhanced  Beneficiary  Protection  Optional Death Benefit is equal to the amount payable under the basic Death Benefit
($75,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $75,000 - [$50,000 - $0]
                  =        $25,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $25,000 * 0.40
                  =        $10,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $85,000

Examples with market decline
Assume  that the  Owner  has made no  withdrawals  and that  the  Account  Value  has been  decreasing  due to  declines  in  market performance.  On the date we receive due proof of death,  the Account  Value is $45,000.  The basic Death  Benefit is  calculated as
Purchase Payments minus proportional  withdrawals,  or Account Value, which ever is greater.  Therefore,  the basic Death Benefit is equal to $50,000.  The Enhanced  Beneficiary  Protection Optional Death Benefit is equal to the amount payable under the basic Death
Benefit ($50,000) PLUS the "Growth" under the Annuity.

         Growth   =        $45,000 - [$50,000 - $0]
                  =        $-5,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  NO BENEFIT IS PAYABLE

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been increasing due to positive  market  performance and the Owner made a withdrawal of $15,000 in
Annuity Year 5 when the Account  Value was $75,000.  On the date we receive due proof of death,  the Account  Value is $90,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or Account Value,  which ever is greater.
Therefore,  the basic Death Benefit is equal to $90,000.  The Enhanced  Beneficiary  Protection  Optional  Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                  =        $90,000 - [$50,000 - $10,000]
                  =        $90,000 - $40,000
                  =        $50,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $50,000 * 0.40
                  =        $20,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $110,000

Examples of Highest Anniversary Value Death Benefit Calculation
The  following  are examples of how the Highest  Anniversary  Value Death  Benefit is  calculated.  Each example  assumes an initial
Purchase  Payment of  $50,000.  Each  example  assumes  that there is one Owner who is age 70 on the Issue Date and that all Account
Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing  due to positive  market  performance  and that no withdrawals have been made.  On the date we receive due proof of death,  the Account Value is $75,000;  however,  the  Anniversary  Value on the
5th  anniversary  of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death Benefit  Target Date.  The
Death Benefit is equal to the greater of the Highest  Anniversary  Value or the basic Death Benefit.  The Death Benefit would be the
Highest  Anniversary  Value  ($90,000)  because it is greater  than the amount  that would have been  payable  under the basic Death
Benefit ($75,000).

Example with withdrawals
Assume that the Account Value has been increasing due to positive  market  performance and the Owner made a withdrawal of $15,000 in
Annuity  Year 7 when the  Account  Value was  $75,000.  On the date we receive  due proof of death,  the  Account  Value is $80,000;
however,  the  Anniversary  Value on the 5th  anniversary  of the  Issue  Date was  $90,000.  Assume as well that the Owner has died before the Death  Benefit  Target  Date.  The Death  Benefit is equal to the greater of the Highest  Anniversary  Value or the basic
Death Benefit.

Highest Anniversary Value  = $90,000 - [$90,000 * $15,000/$75,000]
                                    = $90,000 - $18,000
                                    = $72,000

Basic Death Benefit                 = $80,000 - [$80,000 * $15,000/$75,000]
                                    = $80,000 - $16,000
                                    = $64,000

Example with death after Death Benefit Target Date
Assume that the Owner's Account Value has generally been  increasing due to positive market  performance and that no withdrawals had been made prior to the Death  Benefit  Target Date.  Further  assume that the Owner dies after the Death Benefit  Target Date,  when the Account Value is $75,000.  The Highest  Anniversary Value on the Death Benefit Target Date was $80,000;  however,  following the
Death  Benefit  Target  Date,  the Owner made a Purchase  Payment of $15,000 and had taken a  withdrawal  of $5,000 when the Account
Value was  $70,000.  The Death  Benefit is equal to the  greater of the  Highest  Anniversary  Value plus  Purchase  Payments  minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value  = $80,000 + $15,000 - [$80,000 * $5,000/$70,000]
                                    = $80,000 + $15,000 - $5,714
                                    = $100,714

Basic Death Benefit                 = $75,000

                                         APPENDIX D -PLUS40(TM)OPTIONAL LIFE INSURANCE RIDER

====================================================================================================================================
American Skandia's Plus40(TM)Optional Life Insurance Rider was offered, in those states where approved, between September 17, 2001 and May 1, 2003.  The description below of the Plus40(TM)benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40(TM)benefit.
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
The life insurance  coverage  provided under the Plus40(TM)Optional Life Insurance Rider ("Plus40(TM)rider" or the "Rider") is supported by American  Skandia's  general account and is not subject to, or registered as a security under,  either the Securities Act of 1933 or the Investment  Company Act of 1940.  Information  about the Plus40(TM)rider is included as an Appendix to this  Prospectus to help you  understand  the Rider and the  relationship  between the Rider and the value of your Annuity.  It is also included  because you can elect to pay for the Rider with taxable  withdrawals  from your Annuity.  The staff of the  Securities  and Exchange  Commission has not reviewed this  information.  However,  the  information  may be subject to certain  generally  applicable  provisions of the
Federal securities laws regarding accuracy and completeness.
------------------------------------------------------------------------------------------------------------------------------------

The income  tax-free life insurance  payable to your  Beneficiary(ies)  under the Plus40(TM)rider is equal to 40% of the Account Value of your  Annuity  as of the date we  receive  due proof of death,  subject  to certain  adjustments,  restrictions  and  limitations described below.

ELIGIBILITY
The Plus40(TM)rider may be purchased as a rider on your  Annuity.  The Rider must cover those  persons upon whose death the Annuity's death benefit  becomes payable - the Annuity's  owner or owners,  or the Annuitant (in the case of an entity owned Annuity).  If the
Annuity has two Owners,  the Rider's death  benefit is payable upon the first death of such  persons.  If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum  allowable  age to purchase the Plus40(TM)rider is 40; the maximum  allowable age is 75. If the Rider is purchased on two lives,  both persons must meet the age  eligibility  requirements.  The Plus40(TM)rider is not  available to purchasers  who use their
Annuity as a funding  vehicle for a Tax  Sheltered  Annuity (or 403(b)) or as a funding  vehicle for a qualified  plan under Section
401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
|X|      If you die during the first 24 months  following the  effective  date of the Plus40(TM)rider  (generally,  the Issue Date of your  Annuity),  the death  benefit will be limited to the amount of any charges paid for the Rider while it was in effect.
         While we will return the charges you have paid during the  applicable  period as the death benefit,  your  Beneficiary(ies)
         will receive no  additional  life  insurance  benefit from the Plus40(TM)rider if you die within 24 months of its  effective
                          ----------
         date.

|X|      If you make a Purchase  Payment  within 24 months  prior to the date of death,  the  Account  Value used to  determine  the amount of the death  benefit  will be reduced by the amount of such  Purchase  Payment(s).  If we reduce the death  benefit payable  under the Plus40(TM)rider based on this  provision,  we will return 50% of any charges  paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

|X|      If we apply Credits to your Annuity based on Purchase  Payments,  such Credits are treated as Account Value for purposes of determining  the death  benefit  payable under the Plus40(TM)rider.  However,  if Credits were applied to Purchase  Payments made within 24 months  prior to the date of death,  the Account  Value used to  determine  the amount of the death  benefit will be reduced by the amount of such  Credits.  If we reduce the death  benefit  payable  under the Plus40(TM)rider based on this  provision,  we will  return 50% of any  charges  paid for the Rider  based on such  Credits as an  additional  amount included in the death benefit under the Rider.

|X|      If you become  terminally  ill (as  defined in the Rider)  and elect to  receive a portion  of the  Plus40(TM)rider's  death benefit  under the  Accelerated  Death Benefit  provision,  the amount that will be payable under the Rider upon your death will be reduced.  Please refer to the Accelerated Death Benefit provision described below.

|X|      If  charges  for the  Plus40(TM)rider are due and are  unpaid as of the date the death  benefit  is being  determined,  such charges will be deducted from the amount paid to your Beneficiary(ies).

|X|      If the age of any person  covered  under the Plus40(TM)rider is  misstated,  we will adjust any coverage  under the Rider to conform to the facts. For example,  if, due to the  misstatement,  we overcharged you for coverage under the Rider, we will add any  additional  charges  paid to the  amount  payable  to  your  Beneficiary(ies).  If,  due to the  misstatement,  we undercharged  you for coverage  under the Rider,  we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

|X|      On or after an Owner reaches the expiry date of the Rider (the  anniversary  of the Annuity's  Issue Date on or immediately after the 95th  birthday),  coverage  will  terminate.  No charge will be made for an Owner  following  the expiry date. If there are two Owners,  the expiry date applies  separately  to each Owner;  therefore,  coverage may continue for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40(TM)rider is subject to a Maximum  Death  Benefit  Amount  based on the  Purchase  Payments  applied to your  Annuity.  The
Plus40(TM)rider may also be subject to a Per Life Maximum  Benefit  that is based on all amounts  paid under any annuity  contract we
                                                                                                             ---
issue to you under which you have elected the Plus40(TM)rider or similar life insurance coverage.

|X|      The Maximum  Death  Benefit  Amount is 100% of the Purchase  Payments  increasing  at 5% per year  following  the date each
             -------------------------------
         Purchase  Payment is applied to the  Annuity  until the date of death.  If  Purchase  Payments  are  applied to the Annuity within 24 months prior to the date of death,  the Maximum Death Benefit  Amount is decreased by the amount of such Purchase
         Payments.

|X|      The Per Life Maximum Benefit applies to Purchase  Payments  applied to any such annuity  contracts more than 24 months from
             ------------------------
         the date of death that  exceed  $1,000,000.  If you make  Purchase  Payments  in excess of  $1,000,000,  we will reduce the aggregate death benefit  payable under all Plus40(TM)riders,  or similar riders issued by us, based on the combined amount of
         Purchase  Payments in excess of $1,000,000  multiplied by 40%. If the Per Life Maximum Benefit applies,  we will reduce the amount  payable under each  applicable  Plus40(TM)rider on a pro-rata  basis.  If the Per Life Maximum  Benefit  applies upon your death,  we will return any excess  charges that you paid on the portion of your  Account  Value on which no benefit is payable.  The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become  terminally  ill,  you may request  that a portion of the death  benefit  payable  under the Plus40(TM)rider be prepaid instead of being paid to your  Beneficiary(ies)  upon your  death.  Subject to our  requirements  and where  allowed by law, we will make a one time, lump sum payment.  Our  requirements  include proof  satisfactory to us, in writing,  of terminal illness after the
Rider's Effective Date.

The maximum we will pay,  before any  reduction,  is the lesser of 50% of the Rider's  death  benefit or  $100,000.  If you elect to accelerate  payment of a portion of the death benefit under the Plus40(TM)rider,  the amount of the remaining death benefit is reduced by the prepaid amount  accumulating at an annualized  interest rate of 6.0%.  Eligibility for an accelerated  payout of a portion of your Plus40(TM)rider death benefit may be more restrictive than any  medically-related  surrender  provision that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40(TM)RIDER
The Plus40(TM)rider has a current  charge and a guaranteed  maximum  charge.  The current  charge for the Plus40(TM)rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity.  The applicable  percentages  differ based on the attained age,  last birthday of the Owner(s) or Annuitant (in the case of an entity owned  Annuity) as of the date the charge is due. We reserve the right to change the current charge,  at any time,  subject to regulatory  approval where  required.  If there are two Owners,  we calculate  the current  charge that  applies to each Owner  individually  and deduct the combined  amount as the charge for the Rider.  There is no charge  based on a person's  life after  coverage  expires as to that person.  However,  a charge will still apply to the second of two Owners (and  coverage  will  continue for such Owner) if such Owner has not reached the expiry date.

                                           Attained Age                  Percentage of
                                                                         Account Value
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 40-75                       .80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 76-80                       1.60%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 81-85                       3.20%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 86-90                       4.80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 91                         6.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 92                         7.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 93                         8.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 94                         9.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 95                        10.50%
                                   ------------------------------ ----------------------------

The charge for the Plus40(TM)rider may also be subject to a guaranteed  maximum  charge that will apply if the current  charge,  when applied to the Account  Value,  exceeds the  guaranteed  maximum  charge.  The  guaranteed  maximum  charge is based on a charge per
$1,000 of insurance.

We determine the charge for the Rider annually,  in arrears.  We deduct the charge:  (1) upon your death; (2) on each anniversary of the Issue  Date;  (3) on the date that you begin  receiving  annuity  payments;  (4) if you  surrender  your  Annuity  other  than a medically-related  surrender;  or (5) if you  choose to  terminate  the  Rider.  If the Rider  terminates  for any of the  preceding reasons on a date other than the  anniversary  of the  Annuity's  Issue  Date,  the charge will be  prorated.  During the first year after the  Annuity's  Issue Date,  the charge will be prorated  from the Issue Date.  In all  subsequent  years,  the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual  charge  through a redemption  from your  Annuity's  Account Value or through funds other than those within the Annuity.  If you do not elect a method of payment,  we will  automatically  deduct the annual charge from your  Annuity's
Account Value.  The manner in which you elect to pay for the Rider may have tax implications.

|X|      If you elect to pay the charge through a redemption of your Annuity's  Account Value,  the withdrawal  will be treated as a taxable  distribution,  and will  generally  be  subject  to  ordinary  income  tax on the  amount of any  investment  gain withdrawn.  If you are under age 59 1/2,  the  distribution  may also be subject to a 10%  penalty on any gain  withdrawn,  in addition to  ordinary  income  taxes.  We first  deduct the amount of the charge  pro-rata  from the  Account  Value in the variable  investment  options.  We only  deduct the  charge  pro-rata  from the Fixed  Allocations  to the extent  there is insufficient Account Value in the variable investment options to pay the charge.

|X|      If you elect to pay the  charge  through  funds  other  than  those from your  Annuity,  we  require  that  payment be made electronically in U.S. currency through a U.S.  financial  institution.  If you elect to pay the charge through  electronic transfer  of funds and  payment  has not been  received  within 31 days from the due date,  we will  deduct the charge as a redemption from your Annuity, as described above.

TERMINATION
You can terminate  the Plus40(TM)rider at any time.  Upon  termination,  you will be required to pay a pro-rata  portion of the annual charge for the Rider.  The Plus40(TM)rider will terminate  automatically  on the date your Account Value is applied to begin receiving annuity  payments,  on the date you  surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date.  We may also  terminate  the Plus40(TM)rider,  if  necessary,  to comply  with our  interpretation  of the Code and  applicable regulations.  Once terminated, you may not reinstate your coverage under the Plus40(TM)rider.

CHANGES IN ANNUITY DESIGNATIONS
Changes in  ownership  and  annuitant  designations  under the Annuity may result in changes in  eligibility  and charges  under the
Plus40(TM)rider.  These changes may include termination of the Rider.  Please refer to the Rider for specific details.

SPOUSAL ASSUMPTION
A spousal  beneficiary  may elect to assume  ownership  of the  Annuity  instead of taking the  Annuity's  Death  Benefit.  However, regardless  of whether a spousal  beneficiary  assumes  ownership of the Annuity,  the death benefit under the Plus40(TM)rider will be paid despite the fact that the Annuity  will  continue.  The spousal  beneficiary  can apply the death  benefit  proceeds  under the
Plus40(TM)rider to the Annuity as a new Purchase  Payment,  can purchase a new annuity  contract or use the death benefit proceeds for any other  purpose.  Certain  restrictions  may apply to an Annuity that is used as a qualified  investment.  Spousal  beneficiaries may also be eligible to purchase the Plus40(TM)rider,  in which case the Annuity's  Account  Value,  as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION
The  Plus40(TM)rider  was  designed  to  qualify  as a life  insurance  contract  under  the  Code.  As life  insurance,  under  most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an Individual  Retirement  Annuity (IRA),  we consider the Plus40(TM)rider to be outside of your IRA, since  premium for the Rider is paid for either with funds  outside of your Annuity or with  withdrawals  previously  subject to tax and any applicable tax penalty.

We believe  payments under the accelerated  payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free  payments.  To the extent  permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally  ill, or any other  applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

 APPENDIX E - DESCRIPTION AND CALCULATION OF THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT AND THE GUARANTEED MINIMUM
                                                           DEATH BENEFIT

If you purchased  your Annuity  before  November 18, 2002 and were not a resident of the State of New York,  the following  optional death benefits were offered:

Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset  federal and state taxes  payable on any taxable  gains in your  Annuity at the time of your death.  Whether  this benefit is appropriate for you may depend on your particular  circumstances,  including other financial resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in addition to the basic Death
Benefit.  If the Annuity has one Owner,  the Owner must be age 75 or less at the time the benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above;

     PLUS

2.       50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

"Death  Benefit  Amount"  includes your Account  Value and any amounts  added to your Account Value under the Annuity's  basic Death
------------------------
Benefit when the Death  Benefit is  calculated.  Under the basic Death  Benefit,  amounts are added to your  Account  Value when the
Account Value is less than Purchase Payments minus proportional withdrawals.

"Proportional  withdrawals"  are  determined  by  calculating  the  percentage  of your  Account  Value that each  prior  withdrawal
---------------------------
represented when withdrawn.

------------------------------------------------------------------------------------------------------------------------------------
The Enhanced  Beneficiary  Protection  Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Please refer to the section  entitled "Tax  Considerations"  for a discussion of special tax  considerations  for purchasers of this benefit.
------------------------------------------------------------------------------------------------------------------------------------

NOTE:  You may not elect the Enhanced  Beneficiary  Protection  Optional  Death Benefit if you have elected any other Optional Death
Benefit.

Guaranteed Minimum Death Benefit

If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased.  If the
Annuity has joint Owners, the oldest Owner must be age 80 or less.  If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest
             -------------------------
     of either joint Owner or the Annuitant, if entity owned.

|X|      The Highest  Anniversary  Value  equals the highest of all  previous  "Anniversary  Values" on or before the earlier of the
             ---------------------------
     Owner's date of death and the "Death Benefit Target Date".

|X|      The Anniversary  Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase  Payments
             ------------------
     on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the  Sub-accounts  plus the Interim Value of any Fixed  Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
         2.   the sum of all  Purchase  Payments  minus the sum of all  Proportional  Reductions,  each  increasing  daily until the
              Owner's date of death at a rate of 5.0%,  subject to a limit of 200% of the difference between the sum of all Purchase
              Payments and the sum of all withdrawals as of the Owner's date of death; and
3.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the Account  Value as of the date we receive in writing  "due proof of death" (an MVA may be  applicable  to amounts in any
              Fixed Allocations); and
         2.   the greater of Item 2 & 3 above on the Death  Benefit  Target Date plus the sum of all Purchase  Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

Annuities with joint Owners
For  Annuities  with Joint  Owners,  the Death  Benefit is  calculated as shown above except that the age of the oldest of the Joint
Owners is used to determine the Death Benefit  Target Date.  NOTE: If you and your spouse own the Annuity  jointly,  we will pay the
Death Benefit to the Beneficiary.  If the sole primary  Beneficiary is the surviving spouse,  then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefit is calculated as shown above except that the age of the Annuitant is used to determine  the Death  Benefit  Target  Date.  Payment of the Death  Benefit is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can  terminate the Enhanced  Beneficiary  Protection  Optional  Death  Benefit and the  Guaranteed  Minimum Death Benefit at any
time. Upon  termination,  you will be required to pay a pro-rata  portion of the annual charge for the benefit.  Both optional Death
Benefits  will  terminate  automatically  on the Annuity  Date.  We may also  terminate  any optional  Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge from your  Account  Value if you elect to purchase  either  optional  Death  Benefit.  The  Enhanced  Beneficiary
Protection  Death  Benefit  costs 0.25% of Account  Value.  The  Guaranteed  Minimum  Death Benefit costs 0.30% of the current Death
Benefit.  The charges for these death  benefits  are  deducted in arrears each Annuity  Year.  No charge  applies  after the Annuity
Date.  We deduct the charge:
1.       on each anniversary of the Issue Date;
2.       when Account Value is transferred to our general account prior to the Annuity Date;
3.       if you surrender your Annuity; and
4.       if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

If you  surrender  the  Annuity,  elect to begin  receiving  annuity  payments  or  terminate  the  benefit  on a date other than an anniversary  of the Issue  Date,  the charge  will be  prorated.  During the first year  after the Issue  Date,  the charge  will be prorated from the Issue Date.  In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first deduct the amount of the charge  pro-rata from the Account  Value in the variable  investment  options.  We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient  Account Value in the variable  investment options to pay the charge.  If your Annuity's  Account Value is insufficient to pay the charge,  we may deduct your remaining Account Value and terminate  your  Annuity.  We will notify you if your  Account  Value is  insufficient  to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS
-----------------------

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional Death Benefit is calculated.  Each example assumes that a $50,000 initial  Purchase  Payment is made and that no withdrawals are made prior to the Owner's death.  Each example assumes that  there is one Owner  who is age 50 on the Issue  Date and that all  Account  Value is  maintained  in the  variable  investment options.

Example with market increase
Assume that the Owner's Account Value has been increasing due to positive  market  performance.  On the date we receive due proof of death,  the Account Value is $75,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals, or Account  Value,  which ever is  greater.  Therefore,  the basic  Death  Benefit is equal to  $75,000.  The  Enhanced  Beneficiary
Protection  Optional  Death Benefit is equal to the amount  payable under the basic Death Benefit  ($75,000)  PLUS 50% of the "Death
Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $75,000
         Basic Death Benefit =      $75,000
         Death Benefit Amount =     $75,000 - $50,000 = $25,000

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $75,000 + $12,500 = $87,500

Examples with market decline
Assume that the Owner's  Account Value has been decreasing due to declines in market  performance.  On the date we receive due proof of death,  the  Account  Value is  $45,000.  The  basic  Death  Benefit  is  calculated  as  Purchase  Payments  minus  proportional withdrawals,  or Account  Value,  which ever is greater.  Therefore,  the basic  Death  Benefit is equal to  $50,000.  The  Enhanced
Beneficiary  Protection  Optional Death Benefit is equal to the amount  payable under the basic Death Benefit  ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $40,000
         Basic Death Benefit =      $50,000
         Death Benefit Amount =     $50,000 - $50,000 = $0

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $50,000 + $0 = $50,000

         In this example you would  receive no additional  benefit from  purchasing  the Enhanced  Beneficiary  Protection  Optional
         Death Benefit.

Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the Guaranteed  Minimum Death Benefit is calculated.  Each example  assumes that a $50,000 initial
Purchase  Payment is made and that no  withdrawals  are made prior to the Owner's  death.  Each  example  assumes  that there is one
Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example of market increase
Assume that the Owner's  Account Value has generally been  increasing  due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $90,000.  The Highest  Anniversary Value at the end of any previous period is $72,000.  The
Death Benefit would be the Account Value  ($90,000)  because it is greater than the Highest  Anniversary  Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease
Assume that the Owner's Account Value generally  increased until the fifth  anniversary but generally has been decreasing  since the fifth  contract  anniversary.  On the date we receive due proof of death,  the Account  Value is  $48,000.  The Highest  Anniversary
Value at the end of any previous  period is $54,000.  The Death Benefit  would be the sum of prior  Purchase  Payments  increased by
5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease
Assume that the Owner's  Account Value  increased  significantly  during the first six years  following the Issue Date. On the sixth anniversary  date the Account  Value is  $90,000.  During the seventh  Annuity  Year,  the  Account  Value  increases  to as high as
$100,000 but then  subsequently  falls to $80,000 on the date we receive due proof of death.  The Death Benefit would be the Highest
Anniversary Value at the end of any previous period ($90,000),  which occurred on the sixth anniversary,  although the Account Value was higher  during the  subsequent  period.  The Account Value on the date we receive due proof of death  ($80,000) is lower,  as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

-------------------------------------------------------------------------------------------------------------------
                  PLEASE SEND ME A STATEMENT OF  ADDITIONAL  INFORMATION  THAT CONTAINS  FURTHER  DETAILS ABOUT THE
                  AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS ASAPEX-PROS (05/2003).
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                       -------------------------------------------------------
                                                          (print your name)

                                       -------------------------------------------------------
                                                              (address)

                                       -------------------------------------------------------
                                                        (city/state/zip code)

Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-766-4530                                                                           Telephone: 203-926-1888
http://www.americanskandia.com                                                               http://www.americanskandia.com

                                                         MAILING ADDRESSES:

                                               AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                           P.O. Box 7040
                                                     Bridgeport, CT 06601-7040

                                                           EXPRESS MAIL:
                                               AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                        One Corporate Drive
                                                         Shelton, CT 06484

                                              Supplement to Prospectus Dated May 1, 2003
                                                    Supplement dated June 20, 2003

This Supplement should be retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

Montgomery Variable Series - Emerging Markets Portfolio reorganization into the Gartmore GVIT Developing Markets Portfolio

American Skandia  anticipates that shareholders  will approve the Plan of  Reorganization of the Montgomery  Variable Series - Emerging
Markets  Portfolio and the Gartmore GVIT Developing  Markets  Portfolio and that the  reorganization  will take place on June 20, 2003.
Upon completion of the  reorganization,  the Montgomery  Variable Series - Emerging  Markets  Portfolio will cease to exist and Annuity
Owners will have an equivalent  Account Value in the Gartmore GVIT Developing  Markets Portfolio.  The principal  investment  objective and policies of the Portfolio will be unchanged as a result of this reorganization.

----------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------

                                          Management        Other         12b-1 Fees     Total Annual     Fee Waivers     Net Annual
         UNDERLYING PORTFOLIO                Fees          Expenses                        Portfolio      and Expense     Portfolio
                                                                                           Operating     Reimburse-ment   Operating
                                                                                           Expenses                        Expenses
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Gartmore Variable Investment Trust:
  GVIT Developing Markets                    1.15%          0.24%            0.25%            1.64%            N/A            1.64%
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------

ASAP/ ASAP2/ FUSI AS2/ ASAP III/ APEX/ ASXT/ FUSI XT/Wells XTVA/ VIA-SUPP (06/20/2003)
ASXT-FOUR/ FUSI XT-FOUR/ ASL/ FUSI ASL/ Wells ASL/ ASPro/92001E0603
Wells VA+/ Wells APEX/ CH2/ ASImpact/ APEX II/ ASL II/ FUSI ASL II/
ASXT-SIX/ VIAS/ VIAT/ VIAG -SUPP (06/20/2003)

                                             Supplement to Prospectus Dated May 1, 2003
                                                 Supplement dated October 13, 2003

This Supplement  should be retained with the current  Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

WHO IS AMERICAN SKANDIA?
The following paragraph is added to this section of the prospectus:

Effective May 1, 2003,  Skandia U.S. Inc., the sole  shareholder of ASI, which is the parent of American  Skandia,  was purchased by
Prudential  Financial,  Inc.  Prudential  Financial is a New Jersey  insurance  holding  company whose  subsidiary  companies  serve individual and institutional  customers worldwide and include The Prudential  Insurance Company of America,  one of the largest life insurance  companies in the U.S. These  companies offer a variety of products and services,  including life insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and  retirement  related  services and  administration,  asset  management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)

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The  Guaranteed  Return Option Plus  described  below is being offered as of October 13, 2003 in those  jurisdictions  where we have received regulatory  approval,  and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.  Certain terms and  conditions  may differ between  jurisdictions  once  approved.  The program can be elected by new purchasers  on the Issue Date of their  Annuity,  and can be elected by existing  Annuity  Owners on either the  anniversary  of the
Issue Date of their  Annuity or on a date other than that  anniversary,  as described  below under  "Election of the  Program".  The
Guaranteed  Return  Option  Plus is not  available  if you elect the  Guaranteed  Return  Option  program,  the  Guaranteed  Minimum
Withdrawal Benefit rider or the Guaranteed Minimum Income Benefit rider.
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We offer a program that,  after a seven-year  period  following  commencement of the program (we refer to the end of that seven-year period as the "maturity date") and on each  anniversary of the maturity date  thereafter,  guarantees your Account Value will not be less than your Account  Value on the effective  date of your program  (called the  "Protected  Principal  Value").  The program also offers you the  opportunity  to elect a second,  enhanced  guaranteed  amount at a later date if your Account  Value has  increased, while preserving the guaranteed  amount  established on the effective date of your program.  The enhanced  guaranteed amount (called the "Enhanced  Protected  Principal Value")  guarantees that, after a separate  seven-year period following election of the enhanced guarantee and on each anniversary  thereafter,  your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

The program  monitors your Account Value daily and, if necessary,  systematically  transfers  amounts  between  variable  investment options you choose and Fixed  Allocations used to support the Protected  Principal  Value(s).  The program may be appropriate if you wish to protect a principal  amount  against  market  downturns as of a specific date in the future,  but also wish to invest in the variable  investment  options to participate in market  increases.  There is an additional charge if you elect the Guaranteed Return
Option Plus program.

The  guarantees  provided by the program  exist only on the  applicable  maturity  date(s) and on each  anniversary  of the maturity date(s)  thereafter.  However,  due to the ongoing  monitoring  of your  Account  Value and the  transfer of Account  Value  between variable  investment  options and Fixed Allocations to support our future  guarantees,  the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior to a maturity date.

KEY FEATURE - Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.
|X|      Base Guarantee:  Under the base guarantee,  American  Skandia  guarantees that on the maturity date and on each anniversary of the maturity date thereafter, your Account Value will be no less than the Protected Principal Value.
     On the maturity date and on each  anniversary  after the maturity date, if your Account Value is below the Protected  Principal
     Value,  American Skandia will apply additional  amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

|X|      Enhanced  Guarantee:  On any anniversary  following  commencement of the program,  you can establish an enhanced guaranteed amount based on your current Account Value.  Under the enhanced  guarantee,  American Skandia guarantees that at the end of the seven year period  following the election of the enhanced  guarantee  (also  referred to as its "maturity  date"),  and on each anniversary of the maturity date thereafter,  your Account Value will be no less than the Enhanced  Protected  Principal Value.
     You can elect an enhanced  guarantee  more than once;  however,  a  subsequent  election  supersedes  the prior  election of an enhanced guarantee.  Election of an enhanced guarantee does not impact the base guarantee.  In addition, you may elect an "auto step-up" feature that will automatically  increase your base guarantee (or enhanced  guarantee,  if previously elected) on each anniversary of the program (and create a new, seven year maturity  period for the new enhanced  guarantee) if the Account Value as of that anniversary  exceeds the existing base guarantee (or enhanced  guarantee,  if previously elected) by 7% or more. You may also elect to terminate an enhanced guarantee.  If you elect to terminate the enhanced  guarantee,  the base guarantee will remain in effect.
     If you have elected the enhanced  guarantee,  on the  guarantee's  maturity date and on each  anniversary  of the maturity date thereafter,  if your Account Value is below the Enhanced  Protected  Principal  Value,  American  Skandia will apply additional amounts to your  Annuity  from its  general  account to  increase  your  Account  Value to be equal to the  Enhanced  Protected
     Principal Value.

Any  amounts  added to your  Annuity  will be applied,  if  necessary,  to any Fixed  Allocations  needed to support the  applicable guarantee  amount as of the  maturity  date or any  anniversary  of the  maturity  date.  Any  remaining  amounts  will be allocated pro-rata to your  Account  Value based on your  current  Sub-account  allocations.  We will notify you of any amounts  added to your
Annuity  under the  program.  The  Protected  Principal  Value is referred to as the "Base  Guarantee"  and the  Enhanced  Protected
Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity
Withdrawals  from your  Annuity,  while the program is in effect,  will reduce the base  guarantee  under the program as well as any enhanced  guarantee.  Cumulative  annual  withdrawals  up to 5% of the Protected  Principal  Value as of the  effective  date of the program  (adjusted  for any  subsequent  Purchase  Payments  and any  Credits  applied to such  Purchase  Payments)  will reduce the applicable  guaranteed amount by the actual amount of the withdrawal (referred to as the  "dollar-for-dollar  limit"). If the amount withdrawn is greater than the dollar-for-dollar  limit, the portion of the withdrawal equal to the  dollar-for-dollar  limit will be treated as  described  above,  and the  portion of the  withdrawal  in excess of the  dollar-for-dollar  limit will  reduce the base guarantee and the enhanced  guarantee  proportionally,  according to the formula as described in the rider for this benefit (see the examples  of this  calculation  below).  Withdrawals  will be taken  pro-rata  from the  variable  investment  options and any Fixed
Allocations.  Withdrawals  will be subject to all other  provisions of the Annuity,  including any Contingent  Deferred Sales Charge or Market Value Adjustment that would apply.

Charges  for other  optional  benefits  under the  Annuity  that are  deducted  as an annual  charge in arrears  will not reduce the applicable  guaranteed  amount under the  Guaranteed  Return Option Plus program,  however,  any partial  withdrawals  in payment of charges for the Plus40(TM)Optional Life  Insurance  Rider will be treated as withdrawals  and will reduce the  applicable  guaranteed amount.

The following examples of  dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the GRO PlusSM program are October 13, 2003; 2.) an initial Purchase  Payment of $250,000;  3.) a base guarantee amount of $250,000;
and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal  is taken on November 29, 2003 (in the first  Annuity  Year).  No prior  withdrawals  have been taken.  As the amount withdrawn is less than the Dollar-for-dollar Limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The  remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 18, 2003 (still within the first Annuity  Year).  The Account Value  immediately before the withdrawal is $180,000.  As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o        the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
     The resulting base guarantee amount is: $237,500 x ( 1 - $7,500 / $177,500), or $227,464.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A  $10,000  withdrawal  is  made  on  December  19,  2004  (second  Annuity  Year).  The  Remaining  Limit  has  been  reset  to the dollar-for-dollar limit of $12,500.  As the amount withdrawn is less than the dollar-for-dollar limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
o        The Remaining  Limit for the balance of the second  Annuity Year is also reduced by the amount  withdrawn  (from $12,500 to
         $2,500).

KEY FEATURE - Allocation of Account Value
In general,  you have  discretion  over the  allocation  of your  Account  Value that remains  allocated in the variable  investment options.  However,  we reserve the right to prohibit  investment in certain  Portfolios if you  participate in the program.  Account
Value is only transferred to and maintained in Fixed  Allocations to the extent we, in our sole discretion,  deem it is necessary to
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support our  guarantee(s)  under the program.  This permits your Annuity to participate in the upside  potential of the Sub-accounts while only transferring  amounts to Fixed Allocations to protect against  significant market downturns.  We monitor  fluctuations in your Account Value each business day, as well as the  prevailing  interest  rates on Fixed  Allocations,  the remaining  duration(s)
until the applicable maturity date(s) and the amount of Account Value allocated to Fixed  Allocation(s)  relative to a "reallocation trigger",  which  determines  whether Account Value must be transferred to or from Fixed  Allocation(s).  While you are not notified when your Account Value reaches a  reallocation  trigger,  you will receive a  confirmation  statement  indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

|X|      If your Account Value is greater than or equal to the reallocation  trigger,  your Account Value in the variable investment options  will  remain  allocated  according  to your most recent  instructions.  If a portion of Account  Value was  previously allocated  to a Fixed  Allocation  to support  the  applicable  guaranteed  amount,  all or a portion of those  amounts  may be transferred from the Fixed Allocation and re-allocated to the variable  investment  options pro-rata  according to your current allocations  (including  the model  allocations  under any asset  allocation  program  you may have  elected).  A Market  Value
     Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the variable  investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your Account Value is less than the  reallocation  trigger,  a portion of your Account Value in the variable  investment options will be  transferred  to a new Fixed  Allocation(s)  to support the  applicable  guaranteed  amount.  These amounts are transferred  on a pro-rata  basis from the  variable  investment  options.  The new Fixed  Allocation(s)  will have a Guarantee
     Period  equal to the time  remaining  until the  applicable  maturity  date(s).  The Account  Value  allocated to the new Fixed
     Allocation(s)  will be credited with the fixed interest  rate(s) then being credited to a new Fixed  Allocation(s)  maturing on the applicable  maturity date(s) (rounded to the next highest yearly duration).  The Account Value will remain invested in each applicable Fixed Allocation until the applicable  maturity date unless,  at an earlier date, your Account Value is greater than or equal to the  reallocation  trigger and,  therefore,  amounts can be  transferred to the variable  investment  options while maintaining the guaranteed protection under the program (as described above).

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If a  significant  amount of your  Account  Value is  systematically  transferred  to Fixed  Allocations  to support  the  Protected
Principal Value and/or the Enhanced  Protected  Principal Value during prolonged market declines,  less of your Account Value may be immediately  available to participate in the upside  potential of the variable  investment  options if there is a subsequent  market recovery.  During the period prior to the maturity  date of the base  guarantee or any enhanced  guarantee,  or any  anniversary  of such maturity date(s),  a significant  portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed  amount(s).  If your Account Value is less than the  reallocation  trigger and new Fixed  Allocations must be established during  periods where the interest  rate(s) being  credited to such Fixed  Allocations  is extremely  low, a larger  portion of your
Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s).
====================================================================================================================================

Separate Fixed  Allocations  may be established in support of the Protected  Principal  Value and the Enhanced  Protected  Principal
Value (if elected).  There may also be  circumstances  when a Fixed  Allocation will be established only in support of the Protected
Principal Value or the Enhanced  Protected  Principal  Value. If you elect an enhanced  guarantee,  it is more likely that a portion of your Account  Value may be allocated to Fixed  Allocations  and will remain  allocated for a longer period of time to support the
Enhanced  Protected  Principal Value, even during a period of positive market  performance  and/or under  circumstances  where Fixed
Allocations  would not be necessary to support the  Protected  Principal  Value.  Further,  there may be  circumstances  where Fixed
Allocations in support of the Protected  Principal Value are transferred to the variable  investment options while Fixed Allocations in support of an Enhanced  Protected  Principal Value are not transferred  because they must remain invested in the Fixed Allocation in support of the higher enhanced guarantee.

American  Skandia uses an allocation  mechanism  based on  assumptions  of expected and maximum  market  volatility to determine the reallocation  trigger.  The allocation  mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose.  American  Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its  discretion,  subject to regulatory  approval where required.  Changes to the allocation  mechanism  and/or the  reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The  Guaranteed  Return  Option Plus  program can be elected at the time that you  purchase  your  Annuity,  or on any  business day thereafter (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity,  the program will be effective as of the business day that we receive the required  documentation in good order at our home office,  and the guaranteed amount will be based on your Account Value as of that date. If you  previously  elected the  Guaranteed  Return Option program and wish to elect the  Guaranteed  Return  Option Plus  program,  your prior  Guaranteed  Return  Option  program will be  terminated  (including  the guaranteed  amount(s))  and the  Guaranteed  Return Option Plus program will be added to your Annuity  based on the current  Account
Value.  This election of GRO PlusSM may result in a market value adjustment, which could increase or decrease your Account Value.

Termination of the Program
The Annuity Owner can elect to terminate the enhanced  guarantee but maintain the  protection  provided by the base  guarantee.  The
Annuity Owner also can terminate the  Guaranteed  Return Option Plus program  entirely.  An Annuity Owner who terminates the program entirely can  subsequently  elect to  participate  in the program again (based on the Account Value on that date) by furnishing  the documentation we require.  In a rising market,  an Annuity Owner could,  for example,  terminate the program on a given business day and two weeks later  reinstate  the program  with a higher base  guarantee  (and a new  maturity  date).  However,  your  ability to reinstate the program is limited by the  following:  (A) in any Annuity  Year, we do not permit more than two program  elections and
(B) a program reinstatement cannot be effected on the same business day on which a program termination was effected.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date  Account  Value is applied  to begin  annuity  payments;  or (c) upon full  surrender  of the  Annuity.  If you elect to terminate the program prior to the applicable  maturity  date, the Guaranteed  Return Option Plus will no longer provide a guarantee of your  Account  Value.  The  surviving  spouse  may elect the  benefit  at any time  after the  death of the  Annuity  Owner.  The surviving  spouse's  election will be effective on the business day that we receive the required  documentation in good order at our home office, and the Account Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option Plus program will no longer be deducted from your Account  Value upon  termination  of the program.

Special Considerations under the Guaranteed Return Option Plus
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon inception of the program,  100% of your Account Value must be allocated to the variable  investment  options. No Fixed
     Allocations may be in effect as of the date that you elect to participate in the program.  However,  the  reallocation  trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
|X|      Annuity Owners cannot  allocate any portion of Purchase  Payments or transfer  Account Value to or from a Fixed  Allocation while  participating in the program,  and cannot  participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to the variable investment options.
|X|      Additional  Purchase Payments  (including any credits  associated with such Purchase Payments) applied to the Annuity while the program is in effect will increase the applicable  guarantee amount by the actual amount of the Purchase Payment;  however, all or a portion of any additional  Purchase  Payments  (including any credits  associated with such Purchase  Payments) may be allocated by us to Fixed Allocations to support the additional amount guaranteed.
|X|      Transfers from Fixed  Allocations will be subject to the Market Value Adjustment  formula under the Annuity;  however,  the
     0.10%  "cushion"  feature of the  formula  will not apply.  A Market  Value  Adjustment  may be either  positive  or  negative.
     Transfer amounts will be taken from the most recently applied Fixed Allocation.
|X|      Transfers from the Sub-accounts to Fixed Allocations or from Fixed  Allocations to the Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account  Value by American  Skandia on the maturity  date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.

Charges under the Program
We deduct a charge equal to 0.25% of Account  Value per year to  participate  in the  Guaranteed  Return  Option Plus  program.  The annual  charge is deducted  daily  against your  Account  Value  allocated to the  Sub-accounts.  Account  Value  allocated to Fixed
Allocations  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia  for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

ASAP2 / FUSI AS2 / EVA / ASAP III / APEX / FUSI XT /EVA XT / WELLS XT / FUSI ASXT-4 / ASL / FUSI ASL /
WELLS ASL / WELLS APEX / AS PRO / WELLS VA+ / IMPACT / FT PORTFOLIOS / GAL 3 / ASL II /FUSI ASL II /
APEX II  - SUPP. (GRO Only) - (10/13/2003)                                                                              92001b0903

                                            Supplement to Prospectus Dated May 1, 2003
                                                 Supplement dated December 5, 2003

This Supplement  should be retained with the current  Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

As described in more detail below, one of the Evergreen  portfolios  formerly  offered as an investment  option for your annuity was merged into another Evergreen portfolio.

                                                               MERGER

Evergreen VA Global Leaders
Effective December 5, 2003,  pursuant to shareholder  approval,  the Evergreen VA Global Leaders portfolio merged into the Evergreen
VA International  Equity  portfolio.  As a result of the merger,  the Evergreen VA Global Leaders  portfolio  ceased  operations and will no longer  be  offered  as an  investment  option.  Evergreen  Investment  Management  Company  LLC is the  Sub-advisor  of the
Evergreen VA International Equity portfolio, the successor portfolio.

The following  annual  expenses for the successor  portfolio are estimates of what the expenses of the portfolio will be as a result of the merger:

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                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
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------------------------------------------------- --------------- ------------- -------------- ------------- ------------ --------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-ment Expenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ --------------
Evergreen Variable Annuity Trust:
  International Equity 1                               0.66%         0.39%           0.00%         1.05%         0.00%         1.05%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ --------------
1    The annual expenses of the Evergreen VA  International  Equity  portfolio prior to the Merger were as follows:  Management Fee:
0.66%;  12b-1 Fee:  0.00%;  Other  Expenses:  0.73%;  Total  Annual  Portfolio  Operating  Expenses:  1.39%;  Fee Waiver and Expense
Reimbursement: 0.39%; Net Annual Portfolio Operating Expenses: 1.00%.

The following descriptions of the investment objectives are effective as of December 5, 2003.

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

------------------- ---------------------------------------------------------------------------------------------- ---------------------
      STYLE/                                       INVESTMENT OBJECTIVES/POLICIES                                       PORTFOLIO
       TYPE                                                                                                              ADVISOR/
                                                                                                                       SUB-ADVISOR
                    ---------------------------------------------------------------------------------------------- ---------------------
------------------- ---------------------------------------------------------------------------------------------- ---------------------
  INTER-NATIONAL    Evergreen VA International  Equity (acquired Evergreen VA Global Leaders) (f/k/a Evergreen VA       Evergreen
                    International  Growth):  seeks long-term capital growth and, secondarily,  modest income. The
                    Portfolio invests primarily in equity  securities  issued by established,  quality,  non-U.S.
                    companies  located in countries with developed  markets,  but may purchase  across all market
      EQUITY        capitalizations.  The Portfolio  normally invests at least 65% of its assets in securities of       Investment
                    companies in at least three different  countries  (other than the U.S.),  but may invest more  Management Company,
                    than 25% of its assets in one country.  The Portfolio also invests in emerging markets.                LLC
------------------- ---------------------------------------------------------------------------------------------- ---------------------

ASAP / ASAP 2 / ASAP III / APEX /                                                         ACII/APEX2/ASAPII/ASAP 3/ASL2/ASXT4/ASXT6
ASXT / ASXT-Four / ASL / AS Pro /                                                                                      EVERSUPP1203
Choice 2 / AS Impact / APEX II /ASL II /
ASXT-Six / VIA-S / VIA-T /VIA-G - SUPP. (12/05/2003)

                                         Supplement to Prospectus Dated May 1, 2003
                                                   Supplement dated January 29, 2004

This Supplement should be retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

AST Strong International Equity portfolio
Pursuant to the exemptive authority granted to American Skandia Trust, its investment  advisers,  American Skandia Investment Services,
Incorporated  ("ASISI") and Prudential  Investments LLC have changed  sub-advisors  for the AST Strong  International  Equity Portfolio
("International  Equity  Portfolio").  Effective February 23, 2004, J.P. Morgan Investment  Management Inc. will become the sub-advisor for the  International  Equity  Portfolio.  Accordingly,  effective  February 23, 2004, all references in the Prospectus and the SAI to the AST Strong  International  Equity  Portfolio  are replaced by  references to the AST JPMorgan  International  Equity  Portfolio and
references to Strong Capital  Management,  Inc. are replaced by references to J.P.  Morgan  Investment  Management  Inc. The investment objective of the International Equity Portfolio is unchanged.

ASAP/ ASAP2/ EVA/ FUSI AS2/ ASAP III/ Wells ASAP III/ APEX/VA/ VIA-SUPP (01/2004)
ASXT/ EVAXT/ FUSI XT/Wells XT/ASXT-FOUR/ FUSI XT-FOUR/ ASL/92001a0304
FUSI ASL/ Wells ASL/ ASPro/ Wells VA+/ Wells APEX/ CH2/ ASImpact/
APEX II/Wells APEX II/ ASL II/ FUSI ASL II/ASXT-SIX/ Wells XT-SIX/
VIAS/ VIAT/ VIAG -SUPP (01/2004)

                                                                                         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                     One Corporate Drive, Shelton, Connecticut 06484

This Prospectus  describes  StagecoachTM  ApexSM, a flexible  premium  deferred annuity (the "Annuity")  offered by American Skandia
Life Assurance  Corporation  ("American  Skandia",  "we", "our" or "us") exclusively  through Wells Fargo Bank, N.A. The Annuity may be offered as an  individual  annuity  contract  or as an interest in a group  annuity.  This  Prospectus  describes  the  important features of the Annuity and what you should  consider  before  purchasing the Annuity.  We have also filed a Statement of Additional
Information that is available from us, without charge,  upon your request.  The contents of the Statement of Additional  Information are  described  on page 48. The Annuity or certain of its  investment  options  and/or  features may not be available in all states.
Various rights and benefits may differ between states to meet  applicable  laws and/or  regulations.  Certain terms are  capitalized in this Prospectus.  Those terms are either defined in the Glossary of Terms or in the context of the particular section.

====================================================================================================================================
American  Skandia offers several  different  annuities  which your investment  professional  may be authorized to offer to you. Each annuity has different  features and benefits that may be  appropriate  for you based on your financial  situation,  your age and how you intend to use the annuity.  The different features and benefits include variations in death benefit  protection,  the ability to access your  annuity's  account value and the charges that you will be subject to if you choose to surrender  the annuity.  The fees and charges may also be different between each annuity.
====================================================================================================================================

If you are purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should  consider any  surrender or penalty  charges you may incur when  replacing  your  existing  coverage and that this Annuity may be subject to a contingent  deferred  sales charge if you elect to surrender  the Annuity or take a partial  withdrawal.  You should  consider  your need to access the Annuity's Account Value and whether the annuity's liquidity features will satisfy that need.

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This Annuity is frequently  used for  retirement  planning  because it allows you to accumulate  retirement  savings and also offers annuity payment options when you are ready to begin  receiving  income.  The Annuity also offers one or more death benefits that can protect  your  retirement  savings if you die during a period of  declining  markets.  It may be used as an  investment  vehicle for
"qualified"  investments,  including an IRA,  SEP-IRA,  Roth IRA or Tax  Sheltered  Annuity (or  403(b)).  It may also be used as an investment  vehicle  for  "non-qualified"  investments.  The  Annuity  allows  you to  invest  your  money in a number  of  variable investment options as well as in one or more fixed investment options.

When an Annuity is purchased as a  "non-qualified"  investment,  you  generally  are not taxed on any  investment  gains the Annuity earns until you make a  withdrawal  or begin to receive  annuity  payments.  This  feature,  referred to as  "tax-deferral",  can be beneficial to the growth of your Account Value  because money that would  otherwise be needed to pay taxes on investment  gains each year remains invested and can earn additional money.  However,  because the Annuity is designed for long-term  retirement savings, a
10%  penalty  tax may be  applied  on  withdrawals  you make  before  you  reach age 59 1/2.  Annuities  purchased  as a  non-qualified investment  are not subject to the maximum  contribution  limits  that may apply to a qualified  investment,  and are not subject to required minimum distributions after age 701/2.

When an Annuity is purchased as a "qualified"  investment,  you should consider that the Annuity does not provide any tax advantages in addition to the  preferential  treatment  already  available  through your  retirement  plan under the Internal  Revenue Code. An
Annuity may offer  features  and  benefits in addition to  providing  tax  deferral  that other  investment  vehicles may not offer, including  death benefit  protection for your  beneficiaries,  lifetime income  options,  and the ability to make transfers  between numerous  variable  investment  options  offered  under the Annuity.  You should  consult with your  investment  professional  as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

These annuities are NOT deposits or obligations  of, or issued,  guaranteed or endorsed by, any bank subsidiary of Wells Fargo Bank,
N.A. are NOT insured or guaranteed by the U.S.  government,  the Federal Deposit Insurance  Corporation  (FDIC), the Federal Reserve
Board or any other agency.  An investment in this annuity involves investment risks, including possible loss of value.
------------------------------------------------------------------------------------------------------------------------------------
THESE  SECURITIES  HAVE NOT BEEN  APPROVED  OR  DISAPPROVED  BY THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR ANY STATE  SECURITIES
COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES  COMMISSION  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION  TO THE CONTRARY IS A CRIMINAL  OFFENSE.  PLEASE READ THIS  PROSPECTUS AND THE CURRENT  PROSPECTUS FOR THE UNDERLYING
MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
------------------------------------------------------------------------------------------------------------------------------------
                                            FOR FURTHER INFORMATION CALL 1-800-680-8920.
Prospectus Dated: May 1, 2003                                                 Statement of Additional Information Dated: May 1, 2003
WFVAPEXPROS- (05/2003)                                                                                                   WFVAPEXPROS

                            PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?

|X|      This Annuity is a "flexible  premium  deferred  annuity." It is called  "flexible  premium"  because you have  considerable flexibility in the timing and amount of premium  payments.  Generally,  investors  "defer"  receiving  annuity payments until after an accumulation period.

|X|      This  Annuity  offers  both  variable  and fixed  investment  options.  If you  allocate  your  Account  Value to  variable investment  options,  the value of your  Annuity  will vary daily to reflect the  investment  performance  of the  underlying investment  options.  Fixed investment  options of different  durations are offered that are guaranteed by us, but may have a
       Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

|X|      The Annuity  features  two  distinct  periods - the  accumulation  period and the payout  period.  During the  accumulation period  your  Account  Value is  allocated  to one or more  investment  options.  The  variable  investment  options,  each a
       Sub-account  of  American  Skandia  Life  Assurance  Corporation  Variable  Account B,  invest in an  underlying  mutual fund portfolio.  Currently,  portfolios of the following  underlying  mutual funds are being offered:  Wells Fargo Variable Trust,
       American Skandia Trust, Montgomery Variable Series and INVESCO Variable Investment Funds, Inc.

|X|      During the payout period,  commonly called  "annuitization,"  you can elect to receive  annuity  payments (1) for life; (2)
       for life with a  guaranteed  minimum  number  of  payments;  (3)  based on joint  lives;  or (4) for a  guaranteed  number of payments.  We currently make annuity payments available on a fixed or variable basis.

|X|      This Annuity  offers a basic Death  Benefit.  It also offers  optional  Death  Benefits  that provide an enhanced  level of protection for your beneficiary(ies) for an additional charge.

|X|      You are allowed to withdraw a limited  amount of money from your  Annuity on an annual  basis  without any  charges.  Other product  features  allow you to access your Account  Value as necessary,  although a charge may apply.  After Annuity Year 4, you are allowed to make unlimited withdrawals from your Annuity without any charges.

|X|      Transfers  between  investment  options are tax-free.  Currently,  you may make twenty  transfers each year free of charge.
       We also  offer  several  programs  that  enable you to manage  your  Account  Value as your  financial  needs and  investment performance change.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity through licensed,  registered  investment  professionals.  You must complete an application and submit a minimum initial  purchase  payment of $10,000.  We may allow you to make a lower  initial  purchase  payment  provided you  establish a bank drafting program under which purchase  payments  received in the first Annuity Year total at least $10,000.  If the Annuity is owned by an individual or  individuals,  the oldest of those  persons must be age 85 or under.  If the Annuity is owned by an entity,  the annuitant must be age 85 or under.

   WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED

APPENDIX E - DESCRIPTION AND CALCULATION OF THE ENHANCED BENEFICIARY PROTECTION OPTIONAL
  DEATH BENEFIT AND THE GUARANTEED MINIMUM DEATH BENEFIT...........................................................................1

                                                         GLOSSARY OF TERMS

Many terms used within this  Prospectus  are described  within the text where they appear.  The  description  of those terms are not repeated in this Glossary of Terms.

Account Value:  The value of each  allocation to a Sub-account or a Fixed  Allocation  prior to the Annuity Date, plus any earnings, and/or less any losses,  distributions  and charges.  The Account Value is  calculated  before we assess any  applicable  Contingent
Deferred Sales Charge ("CDSC") and/or any Annual  Maintenance  Fee. The Account Value is determined  separately for each Sub-account and for each Fixed  Allocation,  and then totaled to determine the Account Value for your entire Annuity.  The Account Value of each
Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Annuitization:  The  application  of Account Value to one of the  available  annuity  options for the  Annuitant to begin  receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An allocation of Account Value that is to be credited a fixed rate of interest for a specified  Guarantee Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim  Value:  The value of a Fixed  Allocation  on any date other  than the  Maturity  Date.  The  Interim  Value is equal to the initial value allocated to the Fixed Allocation plus all interest  credited to the Fixed Allocation as of the date calculated,  less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment  used in the  determination  of Account  Value of each Fixed  Allocation  on a day more than 30 days prior to the Maturity Date of such Fixed Allocation.

Owner: With an Annuity issued as an individual  annuity  contract,  the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.  With an Annuity issued as a certificate  under a group annuity  contract,  the "Owner"
refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender  Value:  The value of your Annuity  available upon surrender  prior to the Annuity Date. It equals the Account Value as of the date we price the  surrender  minus any  applicable  CDSC,  Annual  Maintenance  Fee, Tax Charge and the charge for any optional benefits.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day:  Every day the New York Stock  Exchange is open for trading or any other day the  Securities and Exchange  Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the  Annuity.  Some fees and charges are assessed  against your Annuity  while others are assessed  against  assets  allocated  to the variable  investment  options.  The fees and charges that are assessed  against the
Annuity  include the  Contingent  Deferred  Sales  Charge,  Transfer Fee and Annual  Maintenance  Fee. The charges that are assessed against the variable  investment options are the Insurance Charge,  which is the combination of a mortality and expense risk charge, a charge for  administration  of the  Annuity,  and the charge for any  optional  benefits you elect.  Each  underlying  mutual fund portfolio  assesses a charge for investment  management,  other expenses and with some mutual funds, a 12b-1 charge.  The prospectus for each  underlying  mutual fund  provides more  detailed  information  about the expenses for the  underlying  mutual  funds.  Tax charges  may vary by state and in certain  states,  a premium  tax  charge may be  applicable.  All of these  fees and  charges  are described in more detail within this Prospectus.

The  following  table  provides a summary of the fees and charges you will incur if you  surrender  the Annuity or transfer  Account
Value among investment options.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                   YOUR TRANSACTION FEES AND CHARGES
---------------------------------------------------------------------------------------------------------------------------------------
                                                    (assessed against the Annuity)
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------- ----------------------------------------------------------------------------------------------------
            FEE/CHARGE                                                        Amount Deducted
----------------------------------- ----------------------------------------------------------------------------------------------------
-----------------------------------
Contingent Deferred Sales Charge*                                                  8.5%
                                         The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the Issue Date of the Annuity.
----------------------------------- ----------------------------------------------------------------------------------------------------
-----------------------------------
Transfer Fee                                                                      $10.00
                                                           (Deducted after the 20th transfer each Annuity Year)
----------------------------------- ----------------------------------------------------------------------------------------------------

*    The following are the Contingent  Deferred Sales Charges (as a percentage of each applicable  Purchase  Payment) upon surrender or withdrawal.

-------- ------ ------ ----- --------
 Yr. 1   Yr. 2  Yr. 3  Yr.   Yrs. 5+
                        4
-------- ------ ------ ----- --------
-------- ------ ------ ----- --------

 8.5%    8.0%   7.0%   6.0%   0.0%
-------- ------ ------ ----- --------

The  following  table  provides a summary of the periodic  fees and charges you will incur while you own the Annuity,  excluding the underlying mutual fund Portfolio annual expenses.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                    YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                            ANNUAL FEES/CHARGES ASSESSED AGAINT THE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $35 or 2% of Account Value
                                                                          (Only applicable if Account Value is less than $100,000)
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS*
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge                                                                     1.25%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge                                                                               0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts**                                     1.40% per year of the value of each Sub-account
--------------------------------------------------------------------- ------------------------------------------------------------------
*    These charges are deducted daily and apply to Variable Investment Options only.
**   The combination of the Mortality and Expense Risk Charges and  Administration  Charge is referred to as the "Insurance  Charge"
elsewhere in this Prospectus.

The following table provides a summary of the fees and charges you will incur if you elect any of the following optional benefits.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
                                     Optional Benefit                                         Optional Benefit    Total Annual Charge*
                                                                                                    Fee/
                                                                                                   Charge
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED RETURN OPTION                                                                                                  1.65%
We offer a program  that  guarantees  a  "return  of  premium"  at a future  date,  while     0.25% of average
allowing you to allocate all or a portion of your Account  Value to the  Sub-accounts  of   daily net assets of
your choice.                                                                                  the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT                                                                             1.65%
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by providing  amounts in addition to the basic Death Benefit that   daily net assets of
can be used to offset  federal  and state  taxes  payable  on any  taxable  gains in your     the Sub-accounts
Annuity at the time of your death.
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by  providing a death  benefit  equal to the greater of the basic   daily net assets of           1.65%
Death Benefit or the Highest Anniversary Value.                                               the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------------------------
Please  refer to the section of the  Prospectus  that  describes  each  optional  benefit for a complete  description  of the  benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------------------------------------------
*  The Total Annual Charge includes the Insurance Charge  assessed against the Annuity.  If you elect more than one optional benefit, the Total Annual Charge includes the charge for each optional benefit.

The  following  table  provides  the range  (minimum  and maximum) of the total  annual  expenses  for the  underlying  mutual funds
("Portfolios")  as of December 31, 2002.  Each figure is stated as a percentage  of the  underlying  Portfolio's  average  daily net assets.

----------------------------------------------------------------------------------------------------------------------------------------
                                               Total Annual Portfolio Operating Expenses
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
                                                                 Minimum                                      Maximum
---------------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
Total Portfolio Operating Expense                                0.80%                                        3.14%
---------------------------------------------- -------------------------------------------- --------------------------------------------

The following are the investment  management  fees, other expenses,  12b-1 fees (if  applicable),  and the total annual expenses for each underlying  mutual fund  ("Portfolio") as of December 31, 2002,  except as noted.  Each figure is stated as a percentage of the underlying  Portfolio's  average daily net assets.  For certain of the  underlying  Portfolios,  a portion of the  management fee is being waived and/or other  expenses are being  partially  reimbursed.  "N/A"  indicates that no portion of the management fee and/or other expenses is being waived and/or  reimbursed.  The "Net Annual  Portfolio  Operating  Expenses"  reflect the combination of the underlying  Portfolio's  investment  management  fee,  other  expenses  and any  12b-1  fees,  net of any fee  waivers  and  expense reimbursements.  The  following  expenses are deducted by the  underlying  Portfolio  before it provides  American  Skandia with the daily net asset  value.  Any  footnotes  about  expenses  appear  after the list of all the  Portfolios.  The  underlying  Portfolio information  was provided by the underlying  mutual funds and has not been  independently  verified by us. See the  prospectuses  or statements of additional  information of the  underlying  Portfolios for further  details.  The current  prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-680-8920.

---------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- ----------------- ------------ --------------- -------------- ------------ -------------
                                                  Management      Other        12b-1 Fees     Total Annual    Fee         Net
                                                     Fees         Expenses                      Portfolio    Waivers      Annual
            UNDERLYING PORTFOLIO                                                                Operating    and          Portfolio
                                                                                                Expenses     Expense      Operating
                                                                                                             Reimburse-mentExpenses
---------------------------------------------- ----------------- ------------ --------------- -------------- ------------ -------------
Wells Fargo Variable Trust:
  International Equity                              0.75%          2.14%          0.25%          3.14%         2.14%         1.00%
  Small Cap Growth                                  0.75%          0.33%          0.25%          1.33%         0.13%         1.20%
  Growth                                            0.55%          0.35%          0.25%          1.15%         0.15%         1.00%
  Large Company Growth                              0.55%          0.29%          0.25%          1.09%         0.09%         1.00%
  Equity Value                                      0.55%          0.48%          0.25%          1.28%         0.28%         1.00%
  Equity Income                                     0.55%          0.30%          0.25%          1.10%         0.10%         1.00%
  Asset Allocation                                  0.55%          0.23%          0.25%          1.03%         0.03%         1.00%
  Total Return Bond 1                               0.45%          0.33%          0.25%          1.03%         0.13%         0.90%
  Money Market                                      0.40%          0.32%          0.25%          0.97%         0.22%         0.75%

American Skandia Trust: 2
  AST William Blair International Growth            1.00%          0.23%          0.10%          1.33%         0.10%         1.23%
  AST American Century International Growth         1.00%          0.25%          0.00%          1.25%         0.00%         1.25%
  AST PBHG Small-Cap Growth                         0.90%          0.22%          0.11%          1.23%         0.00%         1.23%
  AST DeAM Small-Cap Growth                         0.95%          0.20%          0.00%          1.15%         0.15%         1.00%
  AST Goldman Sachs Small-Cap Value                 0.95%          0.21%          0.11%          1.27%         0.00%         1.27%
  AST Gabelli Small-Cap Value                       0.90%          0.19%          0.01%          1.10%         0.00%         1.10%
  AST Goldman Sachs Mid-Cap Growth                  1.00%          0.26%          0.07%          1.33%         0.10%         1.23%
  AST Neuberger Berman Mid-Cap Growth               0.90%          0.20%          0.06%          1.16%         0.00%         1.16%
  AST Neuberger Berman Mid-Cap Value                0.90%          0.17%          0.09%          1.16%         0.00%         1.16%
  AST Alger All-Cap Growth                          0.95%          0.19%          0.15%          1.29%         0.00%         1.29%
  AST MFS Growth                                    0.90%          0.18%          0.10%          1.18%         0.00%         1.18%
  AST Marsico Capital Growth                        0.90%          0.16%          0.04%          1.10%         0.01%         1.09%
  AST Goldman Sachs Concentrated Growth             0.90%          0.15%          0.04%          1.09%         0.06%         1.03%
  AST Cohen & Steers Realty                         1.00%          0.23%          0.03%          1.26%         0.00%         1.26%
  AST American Century Income & Growth              0.75%          0.23%          0.00%          0.98%         0.00%         0.98%
  AST INVESCO Capital Income                        0.75%          0.17%          0.03%          0.95%         0.00%         0.95%
  AST PIMCO Total Return Bond                       0.65%          0.15%          0.00%          0.80%         0.02%         0.78%
  AST PIMCO Limited Maturity Bond                   0.65%          0.18%          0.00%          0.83%         0.00%         0.83%

Montgomery Variable Series:
  Emerging Markets                                  1.25%          0.43%           0.00%          1.68%        0.00%         1.68%

INVESCO Variable Investment Funds, Inc.:
  Technology                                         0.75%         0.36%           0.00%          1.11%         0.00%         1.11%
  Health Sciences                                    0.75%         0.32%           0.00%          1.07%         0.00%         1.07%
---------------------------------------------------------------------------------------------------------------------------------------

1        Effective  May 1, 2003,  the Wells  Fargo  Variable  Trust  Corporate  Bond  portfolio  changed its name to the Wells Fargo
     Variable Trust Total Return Bond portfolio.  The name change was made in conjunction with a change in investment strategy.
2        The  Investment  Manager of American  Skandia  Trust (the  "Trust") has agreed to  reimburse  and/or waive fees for certain
     Portfolios  until at least April 30, 2004. The caption "Total Annual  Portfolio  Operating  Expenses"  reflects the Portfolios'
     fees and expenses before such waivers and reimbursements,  while the caption "Net Annual Portfolio Operating Expenses" reflects the effect of such waivers and  reimbursements.  The Trust adopted a  Distribution  Plan (the  "Distribution  Plan") under Rule
     12b-1 of the  Investment  Company Act of 1940 to permit an affiliate  of the Trust's  Investment  Manager to receive  brokerage commissions in connection with purchases and sales of securities held by Portfolios of the Trust, and to use these  commissions to promote  the sale of shares of such  Portfolios.  While the  brokerage  commission  rates and  amounts  paid by the  various
     Portfolios  are not  expected  to increase as a result of the  Distribution  Plan,  the staff of the  Securities  and  Exchange
     Commission takes the position that commission  amounts received under the Distribution Plan should be reflected as distribution expenses of the Portfolios.  The Distribution Fee estimates are derived and annualized from data regarding  commission  amounts directed under the Distribution  Plan.  Although there are no maximum amounts  allowable,  actual  commission  amounts directed under the Distribution  Plan will vary and the amounts  directed during the last full fiscal year of the Plan's  operations may differ from the amounts listed in the above chart.

EXPENSE EXAMPLES
These  examples  are  designed to assist you in  understanding  the various  expenses  you may incur with the Annuity  over  certain periods of time based on specific  assumptions.  The examples  reflect the  Contingent  Deferred  Sales Charges  (when  applicable),
Annual  Maintenance Fee (when  applicable),  Insurance  Charge,  and the maximum total annual portfolio  operating  expenses for the underlying  Portfolio  (shown  above),  as well as the charges for the optional  benefits  that are offered  under the Annuity.  The
Securities and Exchange Commission ("SEC") requires these examples.

Below are  examples  showing  what you would pay in  expenses at the end of the stated time  periods  for each  Sub-account  had you invested $10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.

The examples  shown assume that:  (a) you only allocate  Account Value to the  Sub-account  with the maximum total annual  portfolio operating expenses for the underlying  Portfolio (shown above),  not to a Fixed Allocation;  (b) the Insurance Charge is assessed as
1.40% per year; (c) the Annual  Maintenance Fee (when applicable) is reflected as an asset-based  charge based on an assumed average contract  size;  (d) you make no  withdrawals  of Account  Value during the period shown;  (e) you make no  transfers,  withdrawals, surrender or other  transactions for which we charge a fee for during the period shown;  (f) no tax charge applies;  (g) the maximum total annual portfolio  operating  expenses for the underlying  Portfolio  (shown above) are reflected;  and (h) the charge for each optional benefit is reflected as an additional charge equal to 0.25% per year,  respectively,  for the Guaranteed Return Option, the
Enhanced  Beneficiary  Protection and the Highest Anniversary Value Death Benefit.  Amounts shown in the examples are rounded to the nearest dollar.

Expense  Examples  are  provided as follows:  1.) if you  surrender  the  Annuity at the end of the stated time  period;  2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity.

THE EXAMPLES ARE  ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE CONSIDERED A  REPRESENTATION  OF PAST OR FUTURE EXPENSES OF THE UNDERLYING
MUTUAL FUNDS OR THEIR  PORTFOLIOS - ACTUAL  EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT ELECT ALL OF THE OPTIONAL  BENEFITS
AVAILABLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

If your Account Value is less than $100,000, so that the Annual Maintenance Fee does apply.  Please see the description below regarding how the Expense Examples change for Annuities with Account Value greater than $100,000.

If you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        1399                         2338                        2713                       5344
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        549                          1638                        2713                       5344
            ----------------------------- --------------------------- --------------------------- --------------------------

If you do not surrender your contract:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        549                          1638                        2713                       5344
            ----------------------------- --------------------------- --------------------------- --------------------------

------------------------------------------------------------------------------------------------------------------------------------
The Expense  Examples  shown above assume your Account Value is less than $100,000 so that the Annual  Maintenance  Fee applies.  If your Account  Value is greater than  $100,000  such that the Annual  Maintenance  Fee does not apply,  the amounts  indicated in the
Expense Examples shown above would be reduced.
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable  investment option is a Sub-account of American Skandia Life Assurance  Corporation  Variable Account B (see "What are
Separate  Accounts" for more detailed  information.)  Each Sub-account  invests  exclusively in one Portfolio.  You should carefully read the prospectus for any Portfolio in which you are interested.  The following chart  classifies each of the Portfolios  based on our  assessment  of their  investment  style (as of the date of this  Prospectus).  The chart also  provides a  description  of each
Portfolio's  investment  objective (in italics) and a short,  summary description of their key policies to assist you in determining which  Portfolios  may be of  interest  to you.  There is no  guarantee  that any  underlying  Portfolio  will  meet its  investment objective.

The name of the  advisor/sub-advisor  for each Portfolio  appears next to the description.  Those Portfolios whose name includes the prefix "AST" are Portfolios of American  Skandia Trust.  The investment  manager for AST is American  Skandia  Investment  Services,
Incorporated,  an affiliated company of American Skandia.  However, a sub-advisor,  as noted below, is engaged to conduct day-to-day investment decisions.

The Portfolios are not publicly traded mutual funds.  They are only available as investment  options in variable  annuity  contracts and variable  life  insurance  policies  issued by insurance  companies,  or in some cases,  to  participants  in certain  qualified retirement  plans.  However,  some of the Portfolios  available as Sub-accounts  under the Annuity are managed by the same portfolio advisor or  sub-advisor  as a retail  mutual fund of the same or similar name that the  Portfolio may have been modeled after at its inception.  Certain retail mutual funds may also have been modeled after a Portfolio.  While the  investment  objective and policies of the retail  mutual  funds and the  Portfolios  may be  substantially  similar,  the  actual  investments  will  differ to varying degrees.  Differences  in the  performance  of the funds can be  expected,  and in some cases could be  substantial.  You should not compare the  performance  of a publicly  traded mutual fund with the  performance  of any  similarly  named  Portfolio  offered as a
Sub-account.  Details about the  investment  objectives,  policies,  risks,  costs and management of the Portfolios are found in the prospectuses  for the underlying  mutual funds.  The current  prospectus and statement of additional  information for the underlying
Portfolios can be obtained by calling 1-800-766-4530.

====================================================================================================================================
Effective  close of business June 28, 2002, the AST Goldman Sachs  Small-Cap  Value  portfolio is no longer offered as a Sub-account under the  Annuity,  except as noted below.  Annuity  contracts  with Account  Value  allocated to the AST Goldman  Sachs  Small-Cap
Value  Sub-account  on or before June 28, 2002 may continue to allocate  Account Value and make transfers into the AST Goldman Sachs
Small-Cap  Value  Sub-account,  including any bank drafting,  dollar cost  averaging,  asset  allocation and  rebalancing  programs.
Owners of Annuities  issued after June 28, 2002 will not be allowed to allocate  Account  Value to the AST Goldman  Sachs  Small-Cap
Value Sub-account.

The AST Goldman  Sachs  Small-Cap  Value  Sub-account  may be offered to new contract  Owners at some future date;  however,  at the present time, American Skandia has no intention to do so.
====================================================================================================================================

Please refer to Appendix B for certain required financial information related to the historical performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT International Equity: seeks total return, with an emphasis on capital  appreciation,  over    Wells Fargo Funds
                    the  long-term.  The Portfolio  pursues its  objective by investing  primarily in a diversified     Management, LLC
                    portfolio of equity  securities  of  companies  based in developed  non-U.S.  countries  and in emerging markets of the world. Under normal market  conditions,  the Portfolio invests at least
     INTER-         80% of its total  assets in equity  securities  of companies  located or operating  outside the
 NATIONAL EQUITY    U.S. and in a minimum of five  countries  exclusive of the U.S. The  Portfolio may invest up to
                    50% of its total assets in any one country and up to 25% of total  assets in emerging  markets.
                    Generally,  the  Portfolio  invests in issuers  with an average  market  capitalization  of $10 billion  or  more,  although  it may  invest  in  equity  securities  of  issuers  with  market capitalization as low as $250 million.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP EQUITY   WFVT Small Cap  Growth:  seeks  long-term  capital  appreciation.  The  Portfolio  pursues  its    Wells Fargo Funds
                    objective by investing in a diversified  portfolio of common  stocks issued by companies  whose     Management, LLC
                    market  capitalization  falls with the range of the Russell 2000 Index.  The Portfolio  invests in common stocks of domestic and foreign  companies that the Investment  Advisor  believes have above-average  prospects  for capital  growth,  or that may be  involved  in new or  innovative products,  services and processes.  Under normal market conditions, the Portfolio invests in an actively managed, broadly diversified portfolio of small-cap  growth-oriented common stocks and in at least 20 common stock issues spread across  multiple  industry  groups and sectors of the economy.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT Growth:  seeks  long-term  capital  appreciation.  The Portfolio  pursues its objective by investing  primarily in common  stocks and other  equity  securities  of companies  that have a strong earnings growth trend that the Investment Advisor believes have above-average  prospects
 LARGE CAP EQUITY   for future  growth.  Under normal  market  conditions,  the  Portfolio  invests at least 65% of
                    total  assets in equity  securities,  including  common and  preferred  stocks  and  securities    Wells Fargo Funds
                    convertible  into common stocks.  The investment  strategy is focused on larger  capitalization     Management, LLC
                    stocks that fall within, but towards the higher end of, the range of the Russell 1000 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT Large Company Growth:  seeks long-term  capital  appreciation.  The Portfolio  pursues its objective by investing  primarily in common stocks of large,  high-quality  domestic  companies that the Investment  Advisor believes have superior growth  potential.  The Investment  Advisor
 LARGE CAP EQUITY   looks for companies  whose growth  potential is generally  unrecognized  or misperceived by the    Wells Fargo Funds
                    market.  The  Portfolio  may invest,  under  normal  market  conditions,  at least 80% of total     Management, LLC
                    assets in securities with market  capitalizations of $3 billion or more, and up to 20% of total assets in securities of foreign companies..
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP EQUITY   WFVT Equity Value:  seeks long-term  capital  appreciation and  above-average  dividend income.    Wells Fargo Funds
                    The  Portfolio  pursues its  objective by  investing  primarily  in equity  securities  of U.S.     Management, LLC
                    companies  with strong  return  potential  based on current  market  valuations.  Under  normal circumstances,  the Portfolio  invests at least 80% of its assets in equity securities with the same  characteristics  as common stocks, and in preferred stocks,  warrants,  and securities of foreign companies through ADRs and similar investments.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.    Wells Fargo Funds
                    The  Portfolio  pursues its  objective  primarily by  investing in the common  stocks of large,     Management, LLC
                    domestic companies with  above-average  return potential based on current market valuations and above-average  dividend income. Under normal market conditions,  the Portfolio invests at least
                    80% of its total assets in income producing  equity  securities and in issues of companies with market capitalizations of $3 billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
ASSET ALLOCATION    WFVT Asset  Allocation:  seeks  long-term total return,  consistent  with reasonable  risk. The
                    Portfolio  pursues its objective by allocating and  reallocating its assets among common stocks and U.S.  Treasury Bonds.  The Investment  Advisor manages the allocation of investments in the
                    Portfolio  assuming a  "neutral"  target  allocation  of 60%  stocks  and 40% bonds.  The stock      Wells Capital
                    portion of the  Portfolio is invested to replicate the  weightings  of each company  comprising        Management
                    the S&P 500 Index.  The bond  portion of the  Portfolio  is  invested to  replicate  the Lehman       Incorporated
                    Brothers 20+ Year Treasury Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         WFVT Total Return Bond (f/k/a WFVT  Corporate  Bond):  seeks total return  consisting of income    Wells Fargo Funds
                    and capital  appreciation.  The  Portfolio  pursues its objective by investing  principally  in    Management, LLC
                    investment-grade debt securities,  which include U.S. Government obligations,  corporate bonds,
                    asset-backed  securities  and  money  market  instruments.  Under  normal  circumstances,   the
                    Portfolio will invest at least 80% of its assets in bonds.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    WFVT Money Market:  seeks high current  income,  while  preserving  capital and liquidity.  The
                    Investment  Advisor  actively  manages a  portfolio  of U.S.  dollar-denominated  high-quality,    Wells Fargo Funds
   MONEY MARKET     short-term  money market  instruments.  They also make  certain  other  investments,  including     Management, LLC
                    repurchase agreements.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST William Blair  International  Growth (f/k/a AST Janus  Overseas  Growth):  seeks  long-term     William Blair &
      EQUITY        growth of capital.  The  Portfolio  pursues its  objective  primarily  through  investments  in     Company, L.L.C.
                    equity  securities  of issuers  located  outside  the United  States.  The  Portfolio  normally invests at least 80% of its total assets in securities of issuers from at least five  different countries,  excluding the United States.  The Portfolio invests primarily in companies selected for their growth  potential.  Securities are generally  selected  without regard to any defined allocation among countries,  geographic regions or industry sectors, or other similar selection procedure.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTERNATIONAL     AST American Century  International  Growth:  seeks capital growth.  The Portfolio will seek to
      EQUITY        achieve its investment  objective by investing  primarily in equity securities of international companies  that the  Sub-advisor  believes  will  increase  in value  over time.  Under  normal conditions,  the  Portfolio  will  invest at least 65% of its  assets in equity  securities  of issuers from at least three  countries  outside of the United States.  The  Sub-advisor  uses a growth  investment  strategy it developed  that looks for  companies  with earnings and revenue
                    growth.  The  Sub-advisor  will  consider  a  number  of other  factors  in  making  investment     American Century
                    selections,  including the prospects for relative  economic  growth among countries or regions,        Investment
                    economic and political  conditions,  expected inflation rates,  currency exchange  fluctuations     Management, Inc.
                    and tax considerations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST PBHG  Small-Cap  Growth:  seeks  capital  growth.  The  Portfolio  pursues its objective by primarily  investing  at  least  80% of the  value  of its  assets  in  the  common  stocks  of
                    small-sized  companies,  whose market  capitalizations are similar to market capitalizations of     Pilgrim Baxter &
 SMALL CAP GROWTH   the  companies  in the  Russell  2000(R)Index at the time of the  Portfolio's  investment.  The     Associates, Ltd.
                    Sub-advisor  expects to focus primarily on those  securities  whose market  capitalizations  or annual revenues are less than $1billion at the time of purchase.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  Small-Cap  Growth:  seeks maximum  growth of  investors'  capital from a portfolio of growth  stocks of  smaller  companies.  The  Portfolio  pursues  its  objective,  under  normal circumstances,  by  primarily  investing  at  least  80%  of its  total  assets  in the  equity
 SMALL CAP GROWTH   securities  of  small-sized   companies  included  in  the  Russell  2000  Growth(R)Index.  The      Deutsche Asset
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity     Management, Inc.
                    securities  which  approximates  the market risk of those  stocks  included in the Russell 2000
                    Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP VALUE    AST Goldman Sachs Small-Cap Value:  seeks long-term  capital  appreciation.  The Portfolio will   Goldman Sachs Asset
                    seek its objective through  investments  primarily in equity securities that are believed to be        Management
                    undervalued in the marketplace.  The Portfolio  primarily seeks companies that are small-sized, based on the value of their  outstanding  stock.  The  Portfolio  will  have a  non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in small capitalization  companies.  The 80%  investment  requirement  applies at the time the Portfolio invests  its  assets.  The  Portfolio  generally  defines  small  capitalization  companies  as companies with a capitalization of $5 billion or less.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP VALUE    AST Gabelli Small-Cap Value:  seeks to provide long-term capital growth by investing  primarily          GAMCO
                    in  small-capitalization  stocks  that  appear to be  undervalued.  The  Portfolio  will have a     Investors, Inc.
                    non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in small capitalization  companies.  The 80% investment  requirement applies at the time the  Portfolio  invests  its assets.  The  Portfolio  generally  defines  small  capitalization companies as those with a capitalization  of $1.5 billion or less.  Reflecting a value approach to  investing,  the Portfolio  will seek the stocks of companies  whose current stock prices do not appear to adequately reflect their underlying value as measured by assets,  earnings,  cash flow or business franchises.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP GROWTH    AST Goldman Sachs Mid-Cap  Growth (f/k/a AST Janus Mid-Cap  Growth):  seeks  long-term  capital   Goldman Sachs Asset
                    growth.  The  Portfolio  pursues its  investment  objective,  by investing  primarily in equity        Management
                    securities selected for their growth potential,  and normally invests at least 80% of the value of its assets in medium capitalization  companies. For purposes of the Portfolio,  medium-sized companies  are those whose market  capitalizations  (measured at the time of  investment)  fall within the range of  companies  in the  Standard & Poor's  MidCap  400 Index.  The  Sub-advisor seeks  to  identify  individual  companies  with  earnings  growth  potential  that  may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Neuberger  Berman Mid-Cap  Growth:  seeks capital growth.  Under normal market  conditions, the Portfolio  primarily invests at least 80% of its net assets in the common stocks of mid-cap companies.  For purposes of the Portfolio,  companies with equity market  capitalizations  that
  MID-CAP GROWTH    fall within the range of the Russell Midcap(R)Index,  at the time of investment,  are considered     Neuberger Berman
                    mid-cap  companies.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of     Management Inc.
                    large-cap companies as well as in small-cap  companies.  The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MID-CAP VALUE    AST Neuberger Berman Mid-Cap Value: seeks capital growth.  Under normal market conditions,  the     Neuberger Berman
                    Portfolio  primarily  invests at least 80% of its net  assets in the  common  stocks of mid-cap     Management Inc.
                    companies.  For purposes of the Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of investment  are  considered mid-cap  companies.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of large-cap  companies as well as in small-cap  companies.  Under the Portfolio's  value-oriented investment  approach,  the Sub-advisor looks for well-managed  companies whose stock prices are undervalued and that may rise in price before other investors realize their worth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      ALL-CAP       AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio invests primarily in        Fred Alger
      GROWTH        equity securities,  such as common or preferred stocks, that are listed on U.S. exchanges or in     Management, Inc.
                    the  over-the-counter  market.  The Portfolio may invest in the equity  securities of companies of all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and related securities,  such as preferred stocks,  convertible securities and depositary receipts,
                    of companies that the  Sub-advisor  believes offer better than average  prospects for long-term      Massachusetts
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run    Financial Services
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign         Company
                    securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment     Marsico Capital
                    objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be     Management, LLC
                    incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large, a "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs Concentrated  Growth (f/k/a AST JanCap Growth):  seeks growth of capital in a
                    manner  consistent  with  the  preservation  of  capital.   Realization  of  income  is  not  a
                    significant  investment  consideration and any income realized on the Portfolio's  investments, therefore,  will be  incidental to the  Portfolio's  objective.  The Portfolio  will pursue its
 LARGE CAP GROWTH   objective  by investing  primarily  in equity  securities  of  companies  that the  Sub-advisor   Goldman Sachs Asset
                    believes have  potential to achieve  capital  appreciation  over the  long-term.  The Portfolio        Management
                    seeks to achieve  its  investment  objective  by  investing,  under  normal  circumstances,  in approximately  30 - 45 companies  that are  considered by the  Sub-advisor to be positioned for long-term growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   REAL ESTATE      AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate
      (REIT)        securities.  The  Portfolio  pursues  its  investment  objective  by  investing,  under  normal circumstances,  at least 80% of its net assets in  securities  of real  estate  issuers.  Under normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity
                    securities of real estate companies,  i.e., a company that derives at least 50% of its revenues      Cohen & Steers
                    from the ownership,  construction,  financing, management or sale of real estate or that has at   Capital Management,
                    least  50% of its  assets in real  estate.  Real  estate  companies  may  include  real  estate           Inc.
                    investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST American  Century Income & Growth:  seeks capital growth with current income as a secondary objective.  The Portfolio  invests  primarily in common stocks that offer potential for capital
      GROWTH        growth,  and may,  consistent  with its  investment  objective,  invest  in stocks  that  offer     American Century
       AND          potential for current income.  The  Sub-advisor  utilizes a quantitative  management  technique        Investment
      INCOME        with a goal of building an equity  portfolio  that  provides  better  returns  than the S&P 500     Management, Inc.
                    Index without taking on significant  additional risk and while  attempting to create a dividend yield that will be greater than the S&P 500 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     AST INVESCO Capital Income (f/k/a AST INVESCO Equity Income):  seeks capital growth and current   INVESCO Funds Group,
                    income  while  following  sound  investment  practices.  The  Portfolio  seeks to  achieve  its           Inc.
                    objective by investing in  securities  that are expected to produce  relatively  high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65% of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.  Up to
                    30% of the  Portfolio's  assets may be  invested in equity  securities  that do not pay regular dividends.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Total Return Bond:  seeks to maximize total return  consistent  with  preservation of    Pacific Investment
                    capital  and  prudent  investment  management.  The  Portfolio  will  invest  in a  diversified  Management Company LLC portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of the  Portfolio  generally  will  vary  within a three-  to  six-year  time  frame  based on the
                    Sub-advisor's forecast for interest rates.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 EMERGING MARKETS   Montgomery  Variable Series - Emerging  Markets:  seeks long-term capital  appreciation,  under normal  conditions  by investing at least 80% of its total assets in stocks of companies of any  Gartmore Global Asset
                    size based in the world's developing  economies.  Under normal market  conditions,  investments        Management
                    are  maintained  in at least six countries at all times and no more than 35% of total assets in  Trust/Gartmore Global
                    any single one of them.                                                                                 Partners
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Technology:  seeks capital growth.  The Portfolio normally   INVESCO Funds Group,
                    invests  80% of its net assets in the  equity  securities  and  equity-related  instruments  of           Inc.
                    companies  engaged in  technology-related  industries.  These include,  but are not limited to, various applied technologies, hardware, software, semiconductors,  telecommunications equipment and services and service-related  companies in information  technology.  Many of these products and services are subject to rapid obsolescence,  which may lower market value of the securities of the  companies  in this  sector.  At any given time,  20% of the  Portfolio's  assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds - Health  Sciences:  seeks capital  growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related           Inc.
                    instrumentsof  companies that develop,  produce or distribute  products or services  related to health care. These companies  include,  but are not limited to, medical  equipment or supplies, pharmaceuticals,  biotechnology and healthcare  providers and service  companies.  At any given time, 20% of the Portfolio's assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

WHAT ARE THE FIXED INVESTMENT OPTIONS?
We offer fixed  investment  options of  different  durations  during the  accumulation  period.  These  "Fixed  Allocations"  earn a guaranteed  fixed rate of interest for a specified  period of time,  called the "Guarantee  Period." In most states,  we offer Fixed
Allocations  with Guarantee  Periods from 1 to 10 years.  We may also offer special  purpose Fixed  Allocations for use with certain optional  investment  programs.  We guarantee the fixed rate for the entire Guarantee Period.  However,  if you withdraw or transfer
Account Value before the end of the Guarantee  Period,  we will adjust the value of your  withdrawal or transfer based on a formula, called a "Market Value  Adjustment."  The Market Value  Adjustment can either be positive or negative,  depending on the movement of applicable  interest  rates  payable on Strips of the  appropriate  duration.  Please  refer to the section  entitled  "How does the
Market Value  Adjustment  Work?" for a  description  of the formula along with  examples of how it is  calculated.  You may allocate
Account Value to more than one Fixed Allocation at a time.

Fixed  Allocations  may not be available in all states.  Availability  of Fixed  Allocations  is subject to change and may differ by state and by the annuity product you purchase.  Please call American Skandia at  1-800-766-4530  to determine  availability of Fixed
Allocations in your state and for your annuity product.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent  Deferred  Sales Charge:  We do not deduct a sales charge from Purchase  Payments you make to your Annuity.  However,  we may deduct a Contingent  Deferred  Sales Charge or CDSC if you  surrender  your Annuity or when you make a partial  withdrawal.  The
CDSC reimburses us for expenses related to sales and distribution of the Annuity,  including  commissions,  marketing  materials and other  promotional  expenses.  The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable  Annuity Year.  For purposes of  calculating  the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC  decreases  over time,  measured  from the Issue Date of the  Annuity.  The CDSC  percentages  are shown below.

                           ------------------ ------------- ------------- ------------ ------------- -------------

                           YEARS                   1             2             3            4             5+
                           ------------------ ------------- ------------- ------------ ------------- -------------
                           ------------------ ------------- ------------- ------------ ------------- -------------

                           CHARGE (%)             8.5%          8.0%         7.0%          6.0%          0.0%
                           ------------------ ------------- ------------- ------------ ------------- -------------

The CDSC  period is based on the Issue Date of the  Annuity,  not on the date each  Purchase  Payment  is  applied  to the  Annuity.
Purchase  Payments  applied  to the  Annuity  after the Issue  Date do not have  their own CDSC  period.  During  the first four (4)
Annuity  Years,  under certain  circumstances  you can withdraw a limited  amount of Account Value  without  paying a CDSC.  This is referred to as a "Free  Withdrawal."  After four (4)  complete  Annuity  Years,  you can  surrender  your  Annuity or make a partial withdrawal  without a CDSC being  deducted  from the amount being  withdrawn.  Free  Withdrawals  are not treated as a withdrawal of
Purchase  Payments for purposes of calculating  the CDSC on a subsequent  withdrawal or surrender.  Withdrawals  of amounts  greater than the  maximum  Free  Withdrawal  amount are treated as a  withdrawal  of  Purchase  Payments  and will be assessed a CDSC during
Annuity  Years 1 through 4. For purposes of  calculating  the CDSC on a surrender  or a partial  withdrawal,  the Purchase  Payments being withdrawn may be greater than your remaining  Account Value or the amount of your withdrawal  request.  This is most likely to occur if you have made prior withdrawals  under the Free Withdrawal  provision or if your Account Value has declined in value due to negative market performance.

We may  waive  the CDSC  under  certain  medically-related  circumstances  or when  taking a Minimum  Distribution  from an  Annuity purchased  as a  "qualified"  investment.  Free  Withdrawals,  Medically-Related  Surrenders  and  Minimum  Distributions  are  each explained more fully in the section entitled "Access to Your Account Value".

Transfer  Fee:  Currently,  you may make twenty (20) free  transfers  between  investment  options each Annuity Year. We will charge
$10.00 for each  transfer  after the  twentieth in each Annuity  Year.  We do not consider  transfers  made as part of a dollar cost averaging  program when we count the twenty free  transfers.  Transfers made as part of a rebalancing,  market timing or third party investment  advisory  service will be subject to the  twenty-transfer  limit.  However,  all transfers  made on the same day will be treated as one (1)  transfer.  Renewals or transfers of Account Value from a Fixed  Allocation  at the end of its  Guarantee  Period
are not  subject  to the  Transfer  Fee and are not  counted  toward  the twenty  free  transfers.  We may reduce the number of free transfers  allowable  each  Annuity  Year  (subject to a minimum of eight)  without  charging a Transfer  Fee unless you make use of electronic  means to transmit  your  transfer  requests.  We may  eliminate  the  Transfer  Fee for  transfer  requests  transmitted electronically or through other means that reduce our processing costs.

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $35.00
or 2% of your Account Value invested in the variable  investment  options,  whichever is less. This fee will be deducted annually on the  anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year, the fee is deducted at the time of  surrender.  Currently,  the Annual  Maintenance  Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender.  We may increase the Annual  Maintenance Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax  Charges:  Several  states and some  municipalities  charge  premium  taxes or similar  taxes.  The amount of tax will vary from jurisdiction  to  jurisdiction  and is subject to change.  The tax charge  currently  ranges up to 3 1/2%. We generally will deduct the amount of tax payable at the time the tax is imposed,  but may also decide to deduct tax charges from each  Purchase  Payment at the time of a withdrawal  or surrender of your Annuity or at the time you elect to begin  receiving  annuity  payments.  We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance  Charge:  We deduct an  Insurance  Charge  daily  against the average  daily assets  allocated  to the  Sub-accounts.  The
Insurance  Charge is the  combination  of the Mortality & Expense Risk Charge (1.25%) and the  Administration  Charge  (0.15%).  The
total charge is equal to 1.40% on an annual basis.  The Insurance  Charge is intended to compensate  American  Skandia for providing the insurance  benefits under the Annuity,  including the Annuity's  basic death benefit that provides  guaranteed  benefits to your beneficiaries  even if the market  declines  and the risk that persons we  guarantee  annuity  payments to will live longer than our assumptions.  The charge also covers  administrative costs associated with providing the Annuity benefits,  including preparation of the contract,  confirmation  statements,  annual account statements and annual reports, legal and accounting fees as well as various related  expenses.  Finally,  the charge  covers the risk that our  assumptions  about the mortality  risks and expenses  under this
Annuity are  incorrect and that we have agreed not to increase  these  charges over time despite our actual  costs.  We may increase the portion of the total  Insurance  Charge that is deducted for  administrative  costs;  however,  any increase  will only apply to
Annuities issued after the date of the increase.

American  Skandia may make a profit on the Insurance  Charge if, over time,  the actual cost of providing the  guaranteed  insurance obligations  under the Annuity are less than the amount we deduct for the  Insurance  Charge.  To the extent we make a profit on the
Insurance  Charge,  such profit may be used for any other  corporate  purpose,  including  payment of other  expenses  that American
Skandia incurs in promoting, distributing, issuing and administering the Annuity.

The  Insurance  Charge is not deducted  against  assets  allocated  to a Fixed  Allocation.  However,  the amount we credit to Fixed
Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

Optional  Benefits:  If you elect to purchase one or more optional  benefits,  we will deduct an additional  charge on a daily basis from your  Account  Value  allocated  to the  Sub-accounts.  The charge for each  optional  benefit is  deducted  in addition to the
Insurance Charge due to the increased  insurance risk associated with the optional  benefits.  The additional  charge is included in the  daily  calculation  of the Unit  Price for each  Sub-account.  Please  refer to the  section  entitled  "Death  Benefit"  for a description of the charge for each Optional Death Benefit.  Please refer to the section  entitled  "Managing Your Account Value - Do you offer  programs  designed  to  guarantee  a "return  of  premium"  at a future  date?" for a  description  of the charge for the
Guaranteed Return Option.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges directly  against the Portfolios.  However,  each Portfolio  charges a total annual fee comprised of an investment  management  fee,  operating  expenses  and any  distribution  and service  (12b-1)  fees that may apply.  These fees are deducted  daily by each  Portfolio  before it provides  American  Skandia with the net asset value as of the close of business  each day.  More  detailed  information  about fees and  charges  can be found in the  prospectuses  for the  Portfolios.  Please also see
"Service Fees Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted when determining the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge against Account Value allocated to the  Sub-accounts,  we also take into  consideration mortality, expense,  administration,  profit and other factors in determining the interest rates we credit to Fixed Allocations. Any
CDSC or Tax Charge  applies to  amounts  that are taken from the  variable  investment  options or the Fixed  Allocations.  A Market
Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In certain states a tax is due if and when you exercise your right to receive  periodic  annuity  payments.  The amount payable will depend on the applicable  jurisdiction  and on the annuity  payment  option you select.  If you select a fixed payment  option,  the amount of each fixed payment will depend on the Account  Value of your Annuity when you elected to  annuitize.  There is no specific charge  deducted  from these  payments;  however,  the amount of each  annuity  payment  reflects  assumptions  about our  insurance expenses.  If you select a variable  payment option that we may offer,  then the amount of your benefits will reflect changes in the value of your Annuity and will continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate  certain  fees and charges or alter the manner in which the  particular  fee or charge is  deducted.  For example,  we may  reduce  the  amount of the CDSC or the length of time it  applies,  reduce or  eliminate  the amount of the Annual
Maintenance  Fee or reduce the  portion of the total  Insurance  Charge that is deducted  as an  Administration  Charge.  Generally, these types of changes will be based on a reduction to our sales,  maintenance or  administrative  expenses due to the nature of the individual or group  purchasing  the Annuity.  Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities  purchased by an Owner;  (c) the amount of Purchase  Payments or likelihood of additional
Purchase Payments;  and/or (d) other transactions where sales,  maintenance or administrative  expenses are likely to be reduced. We will not discriminate  unfairly between Annuity  purchasers if and when we reduce the portion of the Insurance Charge  attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial  Purchase  Payment:  You must make a minimum initial Purchase  Payment of $10,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial Purchase  Payment provided that,  within the first Annuity Year, you make at least $10,000 in total Purchase Payments.

Where allowed by law,  initial  Purchase  Payments in excess of $1,000,000  require our approval prior to  acceptance.  We may apply certain limitations and/or  restrictions on the Annuity as a condition of our acceptance,  including limiting the liquidity features or the Death Benefit protection provided under the Annuity,  limiting the right to make additional  Purchase Payments,  changing the number of transfers  allowable  under the Annuity or restricting  the  Sub-accounts  that are available.  Other  limitations  and/or restrictions may apply.

Except as noted below,  Purchase  Payments  must be submitted by check drawn on a U.S.  bank, in U.S.  dollars,  and made payable to
American  Skandia.  Purchase  Payments  may also be  submitted  via 1035  exchange  or  direct  transfer  of  funds.  Under  certain circumstances,  Purchase  Payments may be transmitted to American  Skandia via wiring funds through your  investment  professional's broker-dealer  firm.  Additional  Purchase Payments may also be applied to your Annuity under an arrangement  called "bank drafting"
where you  authorize us to deduct money  directly from your bank account.  We call our bank  drafting  program "Auto Saver".  We may reject any  payment if it is  received  in an  unacceptable  form.  Our  acceptance  of a check is subject to our ability to collect funds.

Age  Restrictions:  The Owner must be age 85 or under as of the Issue Date of the  Annuity.  If the  Annuity is owned  jointly,  the oldest of the Owners must be age 85 or under on the Issue  Date.  If the Annuity is owned by an entity,  the  Annuitant  must be age
85 or under as of the Issue Date.  You should  consider your need to access your Account  Value and whether the Annuity's  liquidity features  will satisfy that need. If you take a  distribution  prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  The  availability  of certain  optional  benefits may vary based on the age of the Owner on the
Issue Date of the Annuity.

Owner,  Annuitant and Beneficiary  Designations:  On your  Application,  we will ask you to name the Owner(s),  Annuitant and one or more Beneficiaries for your Annuity.

|X|      Owner:  The  Owner(s)  holds all rights  under the  Annuity.  You may name more than one Owner in which case all  ownership
         -----
       rights are held  jointly.  However,  this  Annuity does not provide a right of  survivorship.  Refer to the Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant is the person we agree to make annuity  payments to and upon whose life we continue to make such
         ---------
       payments.  You must name an Annuitant who is a natural  person.  We do not accept a designation  of joint  Annuitants  during the accumulation  period. Where allowed by law, you may name one or more Contingent  Annuitants.  A Contingent Annuitant will become the Annuitant if the Annuitant  dies before the Annuity Date.  Please refer to the discussion of  "Considerations  for
       Contingent Annuitants" in the Tax Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the  person(s) or entity you name to receive the death  benefit.  If no  beneficiary  is
         -----------
       named the death benefit will be paid to you or your estate.

Your right to make  certain  designations  may be limited if your  Annuity is to be used as an IRA or other  "qualified"  investment that is given  beneficial  tax treatment  under the Code.  You should seek  competent tax advice on the income,  estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner,  Annuitant and  Beneficiary  designations  by sending us a request in writing.  Where allowed by law, such changes will be subject to our acceptance.  Some of the changes we will not accept include, but are not limited to:
|X|      a new  Owner  subsequent  to  the  death  of the  Owner  or  the  first  of  any  joint  Owners  to  die,  except  where  a spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary is the surviving spouse unless you elect an alternative  Beneficiary  designation.  Unless you elect an alternative  Beneficiary  designation,  upon the death of either spousal
Owner,  the surviving  spouse may elect to assume  ownership of the Annuity instead of taking the Death Benefit  payment.  The Death
Benefit  that would have been  payable  will be the new  Account  Value of the  Annuity as of the date of due proof of death and any required  proof of a spousal  relationship.  As of the date the  assumption  is effective,  the  surviving  spouse will have all the rights and  benefits  that would be  available  under the Annuity to a new  purchaser  of the same  attained  age.  For  purposes of determining  any future Death Benefit for the beneficiary of the surviving  spouse,  the new Account Value will be considered as the initial Purchase  Payment.  No CDSC will apply to the new Account Value.  However,  any additional  Purchase  Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the surviving spouse is named as a Contingent  Annuitant,  upon the death of the Annuitant, the  surviving  spouse  will  become the  Annuitant.  No Death  Benefit is payable  upon the death of the  Annuitant.  However,  the
Account  Value  of the  Annuity  as of the  date of due  proof of death of the  Annuitant  (and any  required  proof of the  spousal relationship) will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

If after  purchasing  your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel  period.  This is often  referred  to as a  "free-look."  Depending  on the state in which you purchased your Annuity and, in some states,  if you purchased the Annuity as a replacement  for a prior  contract,  the right to cancel period may be ten (10) days,  twenty-one (21) days or longer,  measured from the time that you received your Annuity.  If you return your Annuity during the  applicable  period,  we will refund your current  Account Value plus any tax charge  deducted.  This amount may be higher or lower than your  original  Purchase  Payment.  Where  required by law, we will return your  current  Account
Value or the amount of your  initial  Purchase  Payment,  whichever  is  greater.  The same  rules may apply to an  Annuity  that is purchased as an IRA. In any situation  where we are required to return the greater of your  Purchase  Payment or Account  Value,  we may  allocate  your  Account  Value to the WFVT Money  Market  Sub-account  during the right to cancel  period and for a  reasonable additional amount of time to allow for delivery of your Annuity.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum  amount that we accept as an additional  Purchase  Payment is $100 unless you  participate in "Auto Saver" or a periodic purchase  payment  program.  We will allocate any additional  Purchase  Payments you make  according to your most recent  allocation instructions, unless you request new allocations when you submit a new Purchase Payment.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your Annuity by  authorizing  us to deduct money directly from your bank account and
              ----------
applying  it to your  Annuity.  This type of program is often  called  "bank  drafting".  We call our bank  drafting  program  "Auto
Saver."  Purchase  Payments  made through Auto Saver may only be allocated to the variable  investment  options when  applied.  Auto
Saver allows you to invest in your Annuity with a lower  initial  Purchase  Payment,  as long as you  authorize  payments  that will equal at least  $10,000  during  the first 12  months  of your  Annuity.  We may  suspend  or cancel  bank  drafting  privileges  if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified  investments.  If your employer  sponsors such a program, we may agree to accept periodic  Purchase  Payments through a salary  reduction  program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $10,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial Purchase  Payment:  Once we accept your  application,  we invest your net Purchase Payment in the Annuity.  The net Purchase
Payment is your initial  Purchase  Payment minus any tax charges that may apply.  On your  application we ask you to provide us with instructions  for  allocating  your Account  Value.  You can allocate  Account Value to one or more variable  investment  options or
Fixed Allocations.

In those  states  where we are  required  to return your  Purchase  Payment if you  exercise  your right to return the  Annuity,  we initially  allocate  all  amounts  that you  choose  to  allocate  to the  variable  investment  options  to the WFVT  Money  Market
Sub-account.  At the end of the  right to cancel  period  we will  reallocate  your  Account  Value  according  to your most  recent allocation  instructions.  Where permitted by law, we will allocate your Purchase Payments  according to your initial  instructions, without  temporarily  allocating  to the WFVT Money Market  Sub-account.  To do this, we will ask that you execute our form called a
"return  waiver" that authorizes us to allocate your Purchase  Payment to your chosen  Sub-accounts  immediately.  If you submit the
"return  waiver" and then decide to return your Annuity  during the right to cancel  period,  you will receive your current  Account
Value which may be more or less than your initial Purchase Payment (see "May I Return the Annuity if I Change my Mind?").

Subsequent  Purchase  Payments:  We will allocate any additional  Purchase  Payments you make  according to your current  allocation instructions.  If any rebalancing or asset  allocation  programs are in effect,  the allocation  should conform with such a program.
We assume that your current  allocation  instructions  are valid for subsequent  Purchase  Payments until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation period you may transfer Account Value between investment  options.  Transfers are not subject to taxation on any gain.  We  currently  limit the  number of  Sub-accounts  you can  invest in at any one time to twenty  (20).  However,  you can invest in an unlimited  number of Fixed  Allocations.  We may require a minimum of $500 in each  Sub-account  you  allocate  Account
Value to at the time of any  allocation  or transfer.  If you request a transfer  and, as a result of the  transfer,  there would be less than $500 in the Sub-account,  we may transfer the remaining  Account Value in the Sub-account pro rata to the other investment options to which you transferred.

Currently,  we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year,  including transfers made as part of any rebalancing,  market timing,  asset allocation or similar program which you have authorized.  Transfers made as part of a dollar cost  averaging  program do not count toward the twenty free  transfer  limit.  Renewals or transfers of Account  Value from a Fixed
Allocation at the end of its Guarantee  Period are not subject to the transfer  charge.  We may reduce the number of free  transfers allowable  each  Annuity Year  (subject to a minimum of eight)  without  charging a Transfer  Fee unless you make use of  electronic means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically or through other means that reduce our processing costs.

We reserve the right to limit the number of  transfers  in any Annuity  Year for all  existing  or new Owners.  We also  reserve the right to limit the number of  transfers in any Annuity  Year or to refuse any  transfer  request for an Owner or certain  Owners if:
(a) we believe that excessive  trading or a specific  transfer request or group of transfer  requests may have a detrimental  effect on Unit Values or the share prices of the  Portfolios;  or (b) we are informed by one or more of the Portfolios that the purchase or redemption  of shares must be  restricted  because of  excessive  trading or a specific  transfer or group of transfers is deemed to have a detrimental  effect on the share prices of affected  Portfolios.  Without  limiting the above, the most likely scenario where either of the above could occur would be if the aggregate  amount of a trade or trades  represented a relatively large proportion of the total assets of a particular  Portfolio.  Under such a circumstance,  we will process  transfers  according to our rules then in effect and provide  notice if the  transfer  request was denied.  If a transfer  request is denied,  a new  transfer  request may be required.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation  period.  Dollar Cost Averaging  allows you to  systematically  transfer an amount  each month from one  investment  option to one or more other  investment  options.  You can choose to  transfer  earnings only,  principal  plus  earnings  or a flat  dollar  amount.  Dollar  Cost  Averaging  allows you to invest  regularly  each  month, regardless  of the current unit value (or price) of the  Sub-account(s)  you invest in. This enables you to purchase more units when the market  price is low and fewer  units  when the market  price is high.  This may  result in a lower  average  cost of units over time.  However,  there is no guarantee that Dollar Cost  Averaging will result in a profit or protect  against a loss in a declining market.  We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable  investment  options or Fixed  Allocations.  Dollar Cost Averaging from Fixed  Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal  plus  earnings.  If  transferring  principal  plus  earnings,  the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE:  When a Dollar Cost Averaging  program is established  from a Fixed  Allocation,  the fixed rate of interest we credit to your
Account  Value is applied to a declining  balance due to the  transfers of Account  Value to the  Sub-accounts  during the Guarantee
Period.  This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation  period,  we offer automatic  rebalancing  among the variable  investment  options you choose.  You can choose to have your Account  Value  rebalanced  quarterly,  semi-annually,  or annually.  On the  appropriate  date,  your  variable investment  options are  rebalanced  to the  allocation  percentages  you request.  For example,  over time the  performance  of the variable  investment  options will differ,  causing your percentage  allocations to shift. With automatic  rebalancing,  we transfer the appropriate amount from the "overweighted"  Sub-accounts to the  "underweighted"  Sub-accounts to return your allocations to the percentages  you request.  If you request a transfer  from or into any variable  investment  option  participating  in the automatic rebalancing  program,  we will assume that you wish to change your rebalancing  percentages as well, and will  automatically  adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum  Account Value of at least $10,000 to enroll in automatic  rebalancing.  All  rebalancing  transfers made on the same day as part of an automatic  rebalancing  program are considered as one transfer when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two different  programs for investors who wish to invest in the variable  investment  options but also wish to protect their  principal,  at least as of a specific date in the future.  You may not want to use either of these  programs if you expect to begin taking annuity payments before the program would be completed.

Balanced Investment Program
We offer a balanced  investment  program where a portion of your Account Value is allocated to a Fixed  Allocation and the remaining
Account  Value is  allocated  to the  variable  investment  options  that you  select.  When you enroll in the  Balanced  Investment
Program,  you choose the duration that you wish the program to last.  This  determines the duration of the Guarantee  Period for the
Fixed  Allocation.  Based on the fixed rate for the  Guarantee  Period  chosen,  we calculate the portion of your Account Value that must be allocated to the Fixed  Allocation to grow to a specific  "principal  amount" (such as your initial  Purchase  Payment).  We determine  the amount based on the rates then in effect for the Guarantee  Period you choose.  If you continue the program until the end of the Guarantee  Period and make no withdrawals or transfers,  at the end of the Guarantee  Period,  the Fixed  Allocation will have grown to equal the  "principal  amount".  Withdrawals or transfers  from the Fixed  Allocation  before the end of the Guarantee
Period will  terminate the program and may be subject to a Market Value  Adjustment.  You can transfer the Account Value that is not allocated to the Fixed  Allocation  between any of the Sub-accounts  available under the Annuity.  Account Value you allocate to the variable  investment options is subject to market  fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

         Example
         Assume  you invest  $100,000.  You  choose a 10-year  program  and  allocate  a portion  of your  Account  Value to a Fixed
         Allocation  with a 10-year  Guarantee  Period.  The rate for the  10-year  Guarantee  Period is 5.33%*.  Based on the fixed interest rate for the Guarantee  Period chosen,  the factor is 0.594948 for determining how much of your Account Value will be  allocated  to the Fixed  Allocation.  That  means  that  $59,495  will be  allocated  to the Fixed  Allocation  and the remaining  Account Value  ($41,505)  will be allocated to the variable  investment  options.  Assuming that you do not make any  withdrawals  from the Fixed  Allocation,  it will grow to $100,000 at the end of the  Guarantee  Period.  Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*        The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

Guaranteed Return Option (GRO)SM
We also offer a seven-year  program  where we monitor your Account Value daily and  systematically  transfer  amounts  between Fixed
Allocations and the variable  investment  options you choose.  American Skandia guarantees that at the end of the seventh (7th) year from  commencement  of the program (or any program  restart date),  you will receive no less than your Account Value on the date you elected to  participate  in the program  ("commencement  value").  On the program  maturity date, if your Account Value is below the commencement  value,  American  Skandia will apply additional  amounts to your Annuity so that it is equal to commencement  value or your  Account  Value on the date you elect to restart the program  duration.  Any amounts  added to your  Annuity will be applied to the WFVT Money Market  Sub-account,  unless you provide us with  alternative  instructions.  We will notify you of any amounts added to your Annuity under the program.  We do not consider  amounts added to your Annuity to be  "investment in the contract" for income tax purposes.

Account Value is only  transferred  to and  maintained in Fixed  Allocations  to the extent we, in our sole  discretion,  deem it is
                 ----
necessary to support our  guarantee  under the program.  This differs  from the Balanced  Investment  Program  where a set amount is allocated to a Fixed Allocation  regardless of the performance of the underlying  Sub-accounts.  With the Guaranteed  Return Option, your  Annuity  is able to  participate  in the  upside  potential  of the  Sub-accounts  while  only  transferring  amounts to Fixed
Allocations  to  protect  against  significant  market  downturns.   NOTE:  If  a  significant  amount  of  your  Account  Value  is systematically  transferred to Fixed  Allocations  during prolonged  market declines,  less of your Account Value may be immediately available to participate in the upside potential of the Sub-accounts if there is a subsequent market recovery.

Each business day we monitor the  performance of your Account Value to determine  whether it is greater than,  equal to or below our
"reallocation  trigger",  described  below.  Based on the  performance  of the  Sub-accounts  in which you choose to  allocate  your
Account  Value  relative  to the  reallocation  trigger,  we may  transfer  some or all of  your  Account  Value  to or from a Fixed
Allocation.  You have  complete  discretion  over the  allocation  of your  Account  Value that  remains  allocated  in the variable investment options.  However, we reserve the right to restrict certain Portfolios if you participate in the program.

|X|      Account  Value  greater than or equal to  reallocation  trigger:  Your Account  Value in the  variable  investment  options remains allocated according to your most recent  instructions.  If a portion of Account Value was previously allocated to a Fixed  Allocation,  those amounts may be transferred  from the Fixed  Allocation and re-allocated to the variable investment options pro-rata according to your current allocations.  A Market Value Adjustment will apply.

|X|      Account  Value  below  reallocation  trigger:  A portion  of your  Account  Value in the  variable  investment  options  is transferred  to a new  Fixed  Allocation.  These  amounts  are  transferred  on a  pro-rata  basis  from the  variable investment  options.  The new Fixed  Allocation  will have a Guarantee  Period equal to the remaining  duration in the
              Guaranteed  Return  Option.  The Account  Value  applied to the new Fixed  Allocation  will be credited with the fixed interest rate then being  applied to a new Fixed  Allocation  of the next higher  yearly  duration.  The Account Value will remain invested in the Fixed Allocation  until the maturity date of the program unless,  at an earlier date, your
              Account  Value is at or above the  reallocation  trigger and amounts can be  transferred  to the  variable  investment options (as described above) while maintaining the guarantee protection under the program.

American  Skandia uses an allocation  mechanism  based on  assumptions  of expected and maximum  market  volatility to determine the reallocation  trigger.  The allocation  mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose.  American  Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its discretion,  subject to regulatory  approval where required.  Any change to the allocation  mechanism and/or the reallocation trigger will only apply to programs that begin after the change is effective.

Program Termination
The Guaranteed  Return Option will  terminate on its maturity  date. You can elect to participate in a new Guaranteed  Return Option or re-allocate  your Account Value at that time.  Upon  termination,  any Account Value allocated to the Fixed  Allocations  will be transferred to the WFVT Money Market Sub-account, unless you provide us with alternative instructions.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      You may  terminate  the  Guaranteed  Return  Option at any time.  American  Skandia  does not provide any  guarantees  upon termination of the program.
|X|      Withdrawals  from your  Annuity  while the  program is in effect  will reduce the  guaranteed  amount  under the program in proportion  to your Account Value at the time of the  withdrawal.  Withdrawals  will be subject to all other  provisions of the
     Annuity, including any Contingent Deferred Sales Charge or Market Value Adjustment that would apply.
|X|      Additional  Purchase  Payments  applied  to the  Annuity  while the  program  is in effect  will only  increase  the amount guaranteed; however, all or a portion of any additional Purchase Payments may be allocated to the Fixed Allocations.
|X|      Annuity Owners cannot transfer Account Value to or from a Fixed  Allocation  while  participating in the program and cannot participate  in any dollar cost  averaging  program  that  transfers  Account  Value from a Fixed  Allocation  to the  variable investment options.
|X|      Transfers from Fixed  Allocations will be subject to the Market Value Adjustment  formula under the Annuity;  however,  the
     0.10%  "cushion"  feature of the  formula  will not apply.  A Market  Value  Adjustment  may be either  positive  or  negative.
     Transfer amounts will be taken from the most recently applied Fixed Allocation.
|X|      Transfers from the Sub-accounts to Fixed Allocations or from Fixed  Allocations to the Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      The  Guaranteed  Return  Option  will  terminate:  (a) upon the death of the  Owner or the  Annuitant  (in an entity  owned contract); and (b) as of the date Account Value is applied to begin annuity payments.
|X|      You can elect to restart the seven (7) year  program  duration on any  anniversary  of the Issue Date of the  Annuity.  The
     Account  Value on the date the restart is  effective  will become the new  commencement  value.  You can only elect the program once per Annuity Year.

Charges under the Program
We deduct a charge equal to 0.25% per year to  participate  in the  Guaranteed  Return  Option.  The annual charge is deducted daily against your Account Value  allocated to the  Sub-accounts.  Account Value allocated to Fixed  Allocations  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia for:  (a) the risk that your  Account  Value on the maturity date of the program is less than the amount guaranteed; and (b) administration of the program.

--------------------------------------------------------------------------------------------------------------------------------
     Effective  November 18, 2002,  American  Skandia  changed the manner in which the annual charge for the  Guaranteed  Return
     Option is deducted  to the method  described  above.  The annual  charge for the  Guaranteed  Return  Option for Owners who elected the benefit  between  November 9, 2001 and  November 15, 2002 and  subsequent  to November 19, 2002 in those states where the daily  deduction  of the charge has not been  approved,  is  deducted  annually,  in  arrears,  according  to the prospectus  in effect as of the date the program  was  elected.  Owners who  terminate  and then  re-elect  the  Guaranteed
     Return Option or elect to restart the  Guaranteed  Return Option at any time after November 18, 2002 will be subject to the charge method described above.
--------------------------------------------------------------------------------------------------------------------------------

MAY I AUTHORIZE MY INVESTMENT PROFESSIONAL TO MANAGE MY ACCOUNT?
Yes. You may  authorize  your  investment  professional  to direct the  allocation  of your Account  Value and to request  financial transactions  between  investment  options while you are living,  subject to our rules.  You must contact us immediately if and when you revoke such authority.  We will not be responsible for acting on instructions  from your investment  professional if you fail to inform us that such  person's  authority has been revoked.  We may also  suspend,  cancel or limit these  privileges at any time. We will notify you if we do.

We or an affiliate of ours may provide  administrative  support to  licensed,  registered  investment  professionals  or  investment advisors who you authorize to make financial  transactions on your behalf.  These investment  professionals  may be firms or persons who also are  appointed by us as  authorized  sellers of the  Annuity.  However,  we do not offer advice about how to allocate  your
Account Value under any  circumstance.  Any investment  professionals  you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any  recommendations  such investment  professionals make, any market timing or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

We may require  investment  professionals or investment  advisors,  who are authorized by multiple contract owners to make financial transactions,  to enter into an administrative  agreement with American Skandia as a condition of our accepting transactions on your behalf. The  administrative  agreement may impose  limitations on the investment  professional's or investment  advisor's ability to request financial  transactions on your behalf.  These limitations are intended to minimize the detrimental  impact of an investment professional  who is in a position to transfer  large  amounts of money for multiple  clients in a  particular  Portfolio or type of
portfolio  or  to  comply  with  specific   restrictions  or  limitations  imposed  by  a  Portfolio(s)  on  American  Skandia.  The administrative agreement may limit the available investment options,  require advance notice of large transactions,  or impose other trading limitations on your investment  professional.  Your investment  professional will be informed of all such restrictions on an ongoing  basis.  We may also require that your  investment  professional  transmit all financial  transactions  using the electronic trading  functionality  available  through our Internet  website  (www.americanskandia.com).  Limitations that we may impose on your investment  professional  or  investment  advisor  under  the  terms of the  administrative  agreement  do not  apply  to  financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED INVESTMENT OPTIONS WORK?
We credit the fixed  interest  rate to the Fixed  Allocation  throughout  a set period of time called a  "Guarantee  Period."  Fixed
Allocations  currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed  Allocations of different  durations available in the future,  including Fixed Allocations offered exclusively for use with certain optional investment  programs.  Fixed
Allocations  may not be  available  in all states and may not always be  available  for all  Guarantee  Periods  depending on market factors and other considerations.

The interest rate credited to a Fixed  Allocation is the rate in effect when the Guarantee  Period begins and does not change during the  Guarantee  Period.  The rates are an  effective  annual rate of  interest.  We  determine  the  interest  rates for the various
Guarantee  Periods.  At the time that we confirm your Fixed  Allocation,  we will advise you of the interest  rate in effect and the date your Fixed  Allocation  matures.  We may change the rates we credit new Fixed  Allocations  at any time. Any change in interest rate does not affect Fixed  Allocations  that were in effect  before the date of the change.  To inquire as to the current rates for
Fixed Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent permitted by law, we may establish  different  interest rates for Fixed  Allocations  offered to a class of Owners who choose to participate in various optional  investment  programs we make available.  This may include,  but is not limited to, Owners who elect to use Fixed  Allocations  under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment  program (see "Do you offer programs  designed to guarantee a "Return of Premium" at a future date?").  The interest rate credited to Fixed  Allocations  offered to this class of  purchasers  may be different  than those offered to other  purchasers  who choose the same Guarantee  Period but who do not  participate  in an optional  investment  program.  Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for determining the fixed interest rates for Fixed  Allocations.  Generally the interest rates we offer for Fixed  Allocations will reflect the investment  returns available on the types of investments we make to support our fixed rate  guarantees.  These  investment  types may include cash,  debt  securities  guaranteed by the United States  government and its agencies and  instrumentalities,  money market instruments,  corporate debt obligations of different durations,  private placements, asset-backed  obligations  and municipal  bonds. In determining  rates we also consider  factors such as the length of the Guarantee
Period for the Fixed  Allocation,  regulatory  and tax  requirements,  liquidity of the markets for the type of investments we make, commissions,  administrative and investment  expenses,  our insurance risks in relation to the Fixed  Allocations,  general economic trends and competition.  Some of these  considerations  are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit interest on a new Fixed  Allocation in an existing  Annuity at a rate not less than the rate we are then crediting to
Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The  interest  rate we credit  for a Fixed  Allocation  is  subject  to a  minimum.  Please  refer to the  Statement  of  Additional
Information.  In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
If you transfer or withdraw  Account  Value from a Fixed  Allocation  more than 30 days before the end of its Guarantee  Period,  we will  adjust the value of your  investment  based on a  formula,  called a "Market  Value  Adjustment"  or "MVA".  The amount of any
Market Value  Adjustment  can be either  positive or negative,  depending on the movement of a combination of Strip Yields on Strips and an  Option-adjusted  Spread (each as defined  below)  between the time that you purchase the Fixed  Allocation  and the time you make a transfer or  withdrawal.  The Market Value  Adjustment  formula  compares the  combination of Strip Yields for Strips and the
Option-adjusted  Spreads  as of the date the  Guarantee  Period  began  with the  combination  of Strip  Yields  for  Strips and the
Option-adjusted  Spreads as of the date the MVA is being  calculated.  In certain  states the amount of any Market Value  Adjustment may be limited under state law or  regulation.  If your Annuity is governed by the laws of that state,  any Market Value  Adjustment that applies will be subject to our rules for complying with such law or regulation.

|X|      "Strips"  are a form of  security  where  ownership  of the  interest  portion of United  States  Treasury  securities  are separated from ownership of the underlying principal amount or corpus.
|X|      "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|      "Option-adjusted  Spread" is the difference between the yields on corporate debt securities  (adjusted to disregard options on such  securities)  and government debt  securities of comparable  duration.  We currently use the Merrill Lynch 1 to 10 year
     Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula
The MVA formula is applied  separately  to each Fixed  Allocation  to  determine  the  Account  Value of the Fixed  Allocation  on a
particular date.  The formula is as follows:

                                                    [(1+I) / (1+J+0.0010)]N/365
                                                               where:

                  I is the Strip Yield as of the start date of the Guarantee  Period for coupon Strips  maturing at the end of the  applicable  Guarantee  Period plus the  Option-adjusted  Spread.  If there are no
                  Strips  maturing  at that time,  we will use the Strip  Yield for the Strips  maturing as soon as possible after the Guarantee Period ends.

                  J is the Strip Yield as of the date the MVA formula is being applied for coupon  Strips  maturing at the end of the applicable  Guarantee Period plus the  Option-adjusted  Spread. If there are no
                  Strips  maturing  at that time,  we will use the Strip  Yield for the Strips  maturing as soon as possible after the Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value.  Assume the following:
|X|      On December 31, 2000, you allocate  $50,000 into a Fixed  Allocation with a Guarantee  Period of 5 years (e.g. the Maturity
         Date is December 31, 2005).
|X|      The  Strip  Yields  for  coupon  Strips  beginning  on  December  31,  2000 and  maturing  on  December  31,  2005 plus the
         Option-adjusted Spread is 5.50% (I = 5.50%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw the entire Fixed  Allocation  after exactly three (3)
         years, therefore 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA
Assume  that at the time you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005 plus the
Option-adjusted Spread is 4.00%  (J = 4.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                 MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.041]2 = 1.027078
                                                     Interim Value = $57,881.25
                                 Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA
Assume  that at the time you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005 plus the
Option-adjusted Spread is 7.00% (J = 7.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.071)]2 = 0.970345
                                                     Interim Value = $57,881.25
                                 Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity  Date" for a Fixed  Allocation is the last day of the Guarantee  Period.  Before the Maturity  Date, you may choose to renew the Fixed  Allocation  for a new  Guarantee  Period of the same or  different  length or you may  transfer all or part of that
Fixed  Allocation's  Account  Value to another  Fixed  Allocation  or to one or more  Sub-accounts.  We will not charge a MVA if you choose to renew a Fixed  Allocation on its Maturity Date or transfer the Account Value to one or more variable  investment  options.
We will notify you before the end of the Guarantee  Period about the fixed  interest  rates that we are  currently  crediting to all
Fixed Allocations that are being offered.  The rates being credited to Fixed Allocations may change before the Maturity Date.

If you do not specify how you want a Fixed  Allocation  to be  allocated  on its Maturity  Date,  we will then  transfer the Account
Value of the Fixed  Allocation  to the WFVT Money Market  Sub-account.  You can then elect to allocate  the Account  Value to any of the Sub-accounts or to a new Fixed Allocation.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation  period you can access your Account Value through Partial  Withdrawals,  Systematic  Withdrawals,  and where required for tax  purposes,  Minimum  Distributions.  You can also  surrender  your Annuity at any time.  We may deduct a portion of the Account Value being  withdrawn or surrendered  as a CDSC. If you surrender your Annuity,  in addition to any CDSC, we may deduct the Annual  Maintenance  Fee,  any Tax Charge that  applies  and the charge for any  optional  benefits.  We may also apply a Market
Value  Adjustment  to any Fixed  Allocations.  Certain  amounts may be  available to you each Annuity Year that are not subject to a
CDSC.  These are called "Free  Withdrawals."  In addition,  under certain  circumstances,  we may waive the CDSC for surrenders made for  qualified  medical  reasons  or for  withdrawals  made to  satisfy  Minimum  Distribution  requirements.  Unless  you notify us differently,  withdrawals  are taken  pro-rata  based on the Account  Value in the  investment  options at the time we receive  your withdrawal request.  Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A  distribution  during the  accumulation  period is deemed to come first from any "gain" in your  Annuity and second as a return of your "tax basis",  if any.  Distributions  from your Annuity are generally  subject to ordinary income taxation on the amount of any investment gain unless the distribution  qualifies as a non-taxable  exchange or transfer.  If you take a distribution  prior to the taxpayer's  age 59 1/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the  payment.  The Code and  regulations  have  "exclusionary  rules" that we use to  determine  what portion of each annuity  payment  should be  treated as a return of any tax basis you have in the  Annuity.  Once the tax basis in the  Annuity  has been distributed,  the remaining  annuity payments are taxable as ordinary income.  The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

|X|      To meet  liquidity  needs,  you can withdraw a limited  amount from your Annuity during each of Annuity Years 1-4 without a
         CDSC  being  applied.  We call this the "Free  Withdrawal"  amount.  The Free  Withdrawal  amount is not  available  if you choose to surrender your Annuity.  Amounts  withdrawn as a Free  Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity.  The minimum Free Withdrawal you may request is $100.

|X|      You can also make  withdrawals in excess of the Free Withdrawal  amount.  We call this a "Partial  Withdrawal."  The amount that you may withdraw  will depend on the Annuity's  Surrender  Value.  The Surrender  Value is equal to your Account Value minus any CDSC,  the Annual  Maintenance  Fee,  the Tax Charge,  any charges for  optional  benefits  and any Market  Value
         Adjustment  that may apply to any Fixed  Allocations.  After any Partial  Withdrawal,  your  Annuity  must have a Surrender
         Value of at least $1,000,  or we may treat the Partial  Withdrawal  request as a request to fully  surrender  your Annuity.
         The minimum Partial Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial  Withdrawals  and  Systematic  Withdrawals,  we will first  determine  what,  if any, amounts  qualify as a Free  Withdrawal.  Those amounts are not subject to the CDSC.  Partial  Withdrawals or Systematic  Withdrawals
of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

You may request a withdrawal  for an exact dollar amount after  deduction of any CDSC that applies  (called a "net  withdrawal")  or request a gross  withdrawal  from which we will deduct any CDSC that applies,  resulting in less money being payable to you than the amount you  requested.  If you request a net  withdrawal,  the amount  deducted  from your Account Value to pay the CDSC may also be subject to a CDSC.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To request the forms  necessary to make a withdrawal  from your  Annuity,  contact our Customer  Service Team at  1-800-680-8920  or visit our Internet Website at www.americanskandia.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Year 1-4
The maximum Free  Withdrawal  amount during each of Annuity Year 1 through  Annuity Year 4 (when a CDSC would  otherwise  apply to a partial  withdrawal or surrender of your initial  Purchase  Payments) is 10% of all Purchase  Payments.  We may apply a Market Value
Adjustment to any Fixed  Allocations.  The 10% Free  Withdrawal  amount is not  cumulative.  Withdrawals of amounts greater than the maximum Free Withdrawal  amount are treated as a withdrawal of Purchase  Payments and will be assessed a CDSC during Annuity Years 1 through 4. If,  during  Annuity  Years 1 through 4, all  Purchase  Payments  withdrawn  are subject to a CDSC,  then any  subsequent withdrawals  will be withdrawn from any gain in the Annuity.  If you do not make a Free  Withdrawal  during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

Annuity Year 5+
After  Annuity Year 4, you can surrender  your Annuity or make a partial  withdrawal  without a CDSC being  deducted from the amount being withdrawn.

NOTE:  Amounts that you have  withdrawn as a Free  Withdrawal  will not reduce the amount of any CDSC that we deduct if,  during the first four (4) Annuity Years, you make a partial withdrawal or choose to surrender the Annuity.

Examples
1.       Assume you make an initial  Purchase  Payment of  $10,000  and make no  additional  Purchase  Payments.  The  maximum  Free
     Withdrawal amount during each of the first four Annuity Years would be 10% of $10,000, or $1,000.

2.       Assume you make an initial  Purchase  Payment of $10,000 and make an additional  Purchase Payment of $5,000 in Annuity Year
     2. The maximum Free Withdrawal amount during Annuity Year 3 and 4 would be 10% of $15,000,  or $1,500.  From Annuity Year 5 and
     thereafter,  you can surrender  your Annuity or make a partial  withdrawal  without a CDSC being deducted from the amount being withdrawn.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?
A CDSC may be  assessed  against a Partial  Withdrawal  during the first four (4)  Annuity  Years.  Whether a CDSC  applies  and the amount to be charged depends on whether the Partial  Withdrawal  exceeds any Free Withdrawal  amount and, if so, the number of years that have elapsed since the Issue Date of the Annuity.

1.       If you request a Partial  Withdrawal,  we determine if the amount you requested is available as a Free Withdrawal (in which case it would not be subject to a CDSC);
2.       If the amount  requested  exceeds the available Free  Withdrawal  amount,  we determine if a CDSC will apply to the Partial
     Withdrawal  based on the  number of years that have  elapsed  since the  Annuity  was  issued.  Any CDSC will only apply to the amount withdrawn that exceeds the Free Withdrawal amount.

|X|      If the Annuity has been in effect for less than four complete  years,  a CDSC will be charged on the amount of the Purchase
         Payment being withdrawn, according to the CDSC table.
|X|      If the  Annuity  has been in  effect  for more than four  complete  years,  no CDSC will be  charged  on the  amount  being withdrawn.

     For purposes of calculating the CDSC on a partial  withdrawal,  the Purchase  Payments being withdrawn may be greater than your remaining  Account  Value or the  amount of your  withdrawal  request.  This is most  likely  to occur if you have  made  prior withdrawals  under the Free  Withdrawal  provision  or if your  Account  Value has  declined  in value due to  negative  market performance.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic  Withdrawals." You can receive  Systematic  Withdrawals of earnings only,  principal plus earnings or a flat dollar  amount.  Systematic  Withdrawals  during the first four (4) Annuity Years may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.

Systematic  Withdrawals  can be made  from  Account  Value  allocated  to the  variable  investment  options  or Fixed  Allocations.
Generally,  Systematic  Withdrawals  from Fixed  Allocations  are  limited  to  earnings  accrued  after the  program of  Systematic
Withdrawals  begins, or payments of fixed dollar amounts that do not exceed such earnings.  Systematic  Withdrawals are available on a monthly,  quarterly,  semi-annual  or annual basis.  The Surrender  Value of your Annuity must be at least $20,000  before we will allow you to begin a program of Systematic Withdrawals.

The minimum  amount for each  Systematic  Withdrawal is $100. If any scheduled  Systematic  Withdrawal is for less than $100, we may postpone  the  withdrawal  and add the  expected  amount to the amount  that is to be  withdrawn  on the next  scheduled  Systematic
Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding  vehicle for certain  retirement  plans that receive  special tax treatment under Sections
401,  403(b) or 408 of the Code,  Section  72(t) of the Code may provide an exception to the 10% penalty tax on  distributions  made prior to age 59 1/2if you elect to  receive  distributions  as a series of  "substantially  equal  periodic  payments".  Distributions received under this provision in any Annuity Year that exceed the maximum amount  available as a free  withdrawal will be subject to a CDSC. We may apply a Market Value  Adjustment  to any Fixed  Allocations.  To request a program that complies with Section  72(t), you must provide us with certain  required  information  in writing on a form  acceptable  to us. We may require  advance  notice to allow us to calculate  the amount of 72(t)  withdrawals.  The  Surrender  Value of your Annuity must be at least  $20,000  before we will allow you to begin a program for withdrawals under Section 72(t).  The minimum amount for any such withdrawal is $100.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum Distributions are a type of Systematic  Withdrawal we allow to meet distribution  requirements under Sections 401, 403(b) or
408 of the Code.  Under the Code,  you may be required to begin  receiving  periodic  amounts from your  Annuity.  In such case,  we will allow you to make  Systematic  Withdrawals  in amounts that satisfy the minimum  distribution  rules under the Code.  We do not assess a CDSC on Minimum  Distributions  from your Annuity if you are required by law to take such Minimum  Distributions  from your
Annuity at the time it is taken.  However,  a CDSC may be  assessed  on that  portion of a  Systematic  Withdrawal  that is taken to satisfy the minimum  distribution  requirements in relation to other savings or investment  plans under other  qualified  retirement plans not maintained with American Skandia.

The  amount of the  required  Minimum  Distribution  for your  particular  situation  may  depend  on other  annuities,  savings  or investments.  We will only  calculate  the amount of your  required  Minimum  Distribution  based on the value of your  Annuity.  We require three (3) days advance  written notice to calculate and process the amount of your  payments.  You may elect to have Minimum
Distributions  paid out monthly,  quarterly,  semi-annually  or annually.  The $100 minimum that applies to  Systematic  Withdrawals does not apply to Minimum Distributions.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During the  accumulation  period you can surrender your Annuity at any time.  Upon  surrender,  you will receive the Surrender
Value.  Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

For purposes of  calculating  the CDSC on  surrender,  the Purchase  Payments  being  withdrawn  may be greater than your  remaining
Account Value or the amount of your withdrawal  request.  This is most likely to occur if you have made prior  withdrawals under the
Free  Withdrawal  provision  or if your  Account  Value has  declined in value due to negative  market  performance.  We may apply a
Market Value Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms  necessary  to  surrender  your  Annuity,  contact our Customer  Service  Team at  1-800-680-8920  or visit our
Internet Website at www.americanskandia.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where  permitted by law, you may request to surrender  your Annuity prior to the Annuity Date without  application  of any CDSC upon occurrence  of a  medically-related  "Contingency  Event".  We may apply a Market Value  Adjustment  to any Fixed  Allocations.  The
amount payable will be your Account Value.

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
|X|      the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
|X|      if the Owner is one or more natural persons, all such Owners must also be alive at such time;
|X|      we must receive  satisfactory  proof of the Annuitant's  confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
|X|      this benefit is not available if the total Purchase  Payments  received exceed $500,000 for all annuities issued by us with this benefit where the same person is named as Annuitant.

The  Annuitant  must have been named or any change of  Annuitant  must have been  accepted by us, prior to the  "Contingency  Event"
described above in order to qualify for a medically-related surrender.

The definitions of "Medical Care Facility" and "Fatal  Illness," as well as additional  terms and  conditions,  are provided in your
Annuity.  Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments,  variable  payments or adjustable  payments.  Fixed options  provide the same amount with each  payment.  Variable  options  generally  provide a payment which may increase or decrease depending on the investment  performance of the Sub-accounts.  However,  currently,  we also make a variable payment option that has a guarantee  feature.  Adjustable  options  provide a fixed payment that is periodically  adjusted based on current  interest rates.
We do not guarantee to make any annuity  payment  options  available in the future.  For additional  information on annuity  payment options you may request a Statement of Additional Information.

When you purchase an Annuity,  or at a later date,  you may choose an Annuity Date,  an annuity  option and the frequency of annuity payments.  You may change your  choices  before the Annuity  Date under the terms of your  contract.  A maximum  Annuity Date may be required  by law.  The Annuity  Date may depend on the  annuity  option you choose.  Certain  annuity  options may not be  available depending on the age of the Annuitant.

Certain of these annuity options may be available to  Beneficiaries  who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1
--------
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life" (as used in this  section) is the person or persons  upon whose life annuity  payments are based.  No  additional  annuity  payments are made after the death of the key life.  Since no minimum  number of  payments is  guaranteed,  this  option  offers the largest  amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one payment will be payable if the death of the key life occurs before the date the second  payment was due, and no other  payments nor death  benefits  would be payable.  This
Option is currently  available on a fixed or variable basis.  Under this option,  you cannot make a partial or full surrender of the annuity.

Option 2
--------
Payments Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint lifetime of two key lives, and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the survivor's death. No minimum number of payments is  guaranteed  under this option.  It is possible  that only one payment will be payable if the death of all the key lives  occurs  before the date the second  payment was due,  and no other  payments  or death  benefits  would be payable.  This
Option is currently  available on a fixed or variable basis.  Under this option,  you cannot make a partial or full surrender of the annuity.

Option 3
--------
Payments for Life with a Certain  Period:  Under this option,  income is payable  until the death of the key life.  However,  if the key life dies before the end of the period selected (5, 10 or 15 years),  the remaining  payments are paid to the Beneficiary  until the end of such period.  This Option is  currently  available on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this option,  you can request  partial or full surrender of the annuity and receive its then current cash value
(if any) subject to our rules.

Option 4
--------
Fixed Payments for a Certain  Period:  Under this option,  income is payable  periodically  for a specified  number of years. If the payee dies before the end of the specified  number of years,  the remaining  payments are paid to the  Beneficiary  until the end of such period.  Note that under this option,  payments are not based on any assumptions of life  expectancy.  Therefore,  that portion of the  Insurance  Charge  assessed  to cover the risk that key lives  outlive  our  expectations  provides  no  benefit to an Owner selecting this option.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
--------
Variable  Payments for Life with a Cash Value:  Under this  option,  benefits  are payable  periodically  until the death of the key life.  Benefits may  increase or decrease  depending  on the  investment  performance  of the  Sub-accounts.  This option has a cash value that also varies with the  investment  performance  of the  Sub-account.  The cash value  provides a "cushion"  from  volatile investment  performance so that negative investment  performance does not automatically  result in a decrease in the annuity payment each month,  and positive  investment  performance does not  automatically  result in an increase in the annuity payment each month.
The cushion generally  "stabilizes"  monthly annuity payments.  Any cash value remaining on the death of the key life is paid to the
Beneficiary  in a lump sum or as periodic  payments.  Under this option,  you can request  partial or full  surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
--------
Variable  Payments  for Life with a Cash Value and  Guarantee:  Under this  option,  benefits  are payable as described in Option 5;
except that,  while the key life is alive, the annuity payment will not be less than a guaranteed  amount,  which generally is equal
------
to the first annuity  payment.  We charge an additional  amount for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the  Beneficiary  in a lump sum or as periodic  payments.  Under this  option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless  prohibited  by law, we require that you elect either a life annuity or an annuity with a certain  period of at least 5 years if any CDSC would apply were you to surrender  your  Annuity on the Annuity  Date.  Therefore,  choosing an Annuity Date within four
(4) years of the Issue Date of the Annuity may limit the available  annuity  payment  options.  Certain  annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

If you have not provided us with your Annuity Date or annuity payment option in writing, then:
|X|      the Annuity Date will be the first day of the calendar month  following the later of the  Annuitant's  85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity  payments,  where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed annuity  payments,  you will receive equal  fixed-dollar  payments  throughout the period you select.
The amount of the fixed payment will vary  depending on the annuity  payment  option and payment  frequency  you select.  Generally, the first annuity  payment is determined by  multiplying  the Account  Value,  minus any state premium taxes that may apply,  by the factor  determined  from our table of annuity rates.  The table of annuity rates differs based on the type of annuity chosen and the frequency of payment  selected.  Our rates will not be less than our guaranteed  minimum rates.  These guaranteed  minimum rates are derived from the a2000 Individual  Annuity  Mortality Table with an assumed interest rate of 3% per annum.  Where required by law or regulation,  such annuity  table will have rates that do not differ  according to the gender of the key life.  Otherwise,  the rates will differ according to the gender of the key life.

Variable Annuity Payments
We offer three different  types of variable  annuity payment  options.  The first annuity payment will be calculated  based upon the assumed  investment  return  ("AIR").  You select the AIR before we start to make  annuity  payments.  You will not receive  annuity payments  until you choose an AIR. The remaining  annuity  payments will  fluctuate  based on the  performance  of the  Sub-accounts relative to the AIR, as well as, other  factors  described  below.  The greater the AIR, the greater the first  annuity  payment.  A higher  AIR may result in  smaller  potential  growth in the  annuity  payments.  A lower AIR  results  in a lower  initial  annuity payment.  Within payment options 1-3, if the  Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments  will be the same as the  first  annuity  payment.  If the  Sub-accounts  you  choose  perform  better  than the AIR,  then subsequent  annuity  payments will be higher than the first annuity  payment.  If the Sub-accounts you choose perform worse than the
AIR,  then  subsequent  annuity  payments  will be lower  than the  first.  Within  payment  options 5 and 6, the cash value for the
Annuitant  (while alive) and a variable  period of time during which  annuity  payments will be made whether or not the Annuitant is still alive are adjusted based on the performance of the Sub-accounts  relative to the AIR; however,  subsequent annuity payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         -----------------
         We calculate each annuity  payment amount by multiplying  the number of units  scheduled to be redeemed under a schedule of units for each  Sub-account by the Unit Value of each  Sub-account  on the annuity  payment date. We determine the schedule of units  based on your  Account  Value  (minus any  premium  tax that  applies)  at the time you elect to begin  receiving annuity  payments.  The  schedule  of units will vary  based on the  annuity  payment  option  selected,  the length of any certain  period  (if  applicable),  the  Annuitant's  age and  gender  (if  annuity  payments  are due for the  life of the
         Annuitant) and the Unit Value of the  Sub-accounts  you initially  selected on the Issue Date. The calculation is performed for each Sub-account,  and the sum of the Sub-account  calculations  equals the amount of your annuity payment.  Other than to fund annuity  payments,  the number of units allocated to each Sub-account will not change unless you transfer among the
         Sub-accounts or make a withdrawal (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|      Stabilized Variable Payments (Option 5)
         ----------------------------
         This option provides  guaranteed  payments for life, a cash value for the Annuitant  (while alive) and a variable period of time during which  annuity  payments  will be made whether or not the  Annuitant is still alive.  We calculate  the initial
                                                                                                                             -------
         annuity  payment amount by multiplying  the number of units  scheduled to be redeemed under a schedule of units by the Unit
         Values  determined on the  annuitization  date. The schedule of units is established for each Sub-account you choose on the annuitization date based on the applicable  benchmark rate,  meaning the AIR, and the annuity factors.  The annuity factors reflect our assumptions  regarding the costs we expect to bear in guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate, the annuitant's  attained age and gender (where  permitted).  Unlike variable  payments
         (described  above)  where each  payment  can vary based on  Sub-account  performance,  this  payment  option  cushions  the immediate  impact of  Sub-account  performance  by adjusting the length of the time during which  annuity  payments will be made whether or not the  Annuitant  is alive while  generally  maintaining  a level  annuity  payment  amount.  Sub-account performance that exceeds a benchmark rate will generally  extend this time period,  while  Sub-account  performance that is less than a benchmark  rate will  generally  shorten the period.  If the period  reaches  zero and the  Annuitant  is still alive,  Annuity  Payments  continue,  however,  the annuity payment amount will vary depending on Sub-account  performance, similar to conventional variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         ------------------------------------------------------
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments  (described above).
         In addition to the  stabilization  feature,  this option also  guarantees that variable  annuity  payments will not be less than the initial annuity payment amount regardless of Sub-account performance.  The AIR for this option is 3%.

The variable  annuity payment options are described in greater detail in a separate  prospectus which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable annuity payment option available.  Adjustable  annuity payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment amount is adjusted upward or downward  depending on the rate we are currently  crediting to annuity  payments.  The  adjustment in the annuity  payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity provides a Death Benefit during its  accumulation  period.  If the Annuity is owned by one or more natural persons,  the
Death  Benefit is payable  upon the first  death of an Owner.  If the  Annuity is owned by an entity,  the Death  Benefit is payable upon the Annuitant's  death, if there is no Contingent  Annuitant.  If a Contingent  Annuitant was designated before the Annuitant's death and the  Annuitant  dies,  then the  Contingent  Annuitant  becomes the Annuitant and a Death Benefit will not be paid at that time.  The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

BASIC DEATH BENEFIT

The Annuity  provides a basic Death Benefit at no additional  charge.  The Insurance  Charge we deduct daily from your Account Value allocated to the  Sub-accounts  is used, in part,  to pay us for the risk we assume in providing  the basic Death Benefit  guarantee under the  Annuity.  The Annuity  also offers two  different  optional  Death  Benefits.  Either  benefit  can be  purchased  for an additional charge. The additional charge is deducted to compensate  American Skandia for providing  increased  insurance  protection under the optional Death  Benefits.  Notwithstanding  the additional  protection  provided  under the optional Death  Benefits,  the additional cost has the impact of reducing the net performance of the investment options.

The basic Death Benefit is the greater of:
|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals.
|X|      The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

"Proportional  withdrawals"  are  determined  by  calculating  the  percentage  of your  Account  Value that each  prior  withdrawal represented  when  withdrawn.  For example,  a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase
Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Two  optional  Death  Benefits  are offered for  purchase  with your  Annuity to provide an enhanced  level of  protection  for your beneficiaries.

------------------------------------------------------------------------------------------------------------------------------------
Currently,  these  benefits  are only  offered and must be elected at the time that you purchase  your  Annuity.  We may, at a later date,  allow  existing  Annuity Owners to purchase  either of the optional  Death  Benefits  subject to our rules and any changes or restrictions  in the  benefits.  Certain  terms and  conditions  may differ if you  purchase  your  Annuity as part of an  exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.
------------------------------------------------------------------------------------------------------------------------------------

Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset  federal and state taxes  payable on any taxable  gains in your  Annuity at the time of your death.  Whether  this benefit is appropriate for you may depend on your particular  circumstances,  including other financial resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in addition to the basic Death
Benefit.  If the Annuity has one Owner,  the Owner must be age 75 or less at the time the benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above;

     PLUS

2.       40% of your "Growth" under the Annuity, as defined below.

"Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations,
 ------
minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

"Proportional  withdrawals"  are  determined  by  calculating  the  percentage  of your  Account  Value that each  prior  withdrawal
 -------------------------
represented when withdrawn.

------------------------------------------------------------------------------------------------------------------------------------
The Enhanced  Beneficiary  Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The Enhanced  Beneficiary  Protection Optional Death Benefit described above is currently being offered in those jurisdictions where we have received  regulatory  approval.  Certain terms and  conditions may differ between  jurisdictions  once approved.  Please see
Appendix E for a description  of the Enhanced  Beneficiary  Protection  Optional Death Benefit  offered before  November 18, 2002 in those  jurisdictions  where we received  regulatory  approval.  Please  refer to the section  entitled  "Tax  Considerations"  for a discussion of special tax considerations for purchasers of this benefit.
------------------------------------------------------------------------------------------------------------------------------------

See Appendix C for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit
If the Annuity has one Owner,  the Owner must be age 79 or less at the time Highest  Anniversary  Value  Optional  Death  Benefit is
purchased.  If the Annuity has joint  Owners,  the oldest  Owner must be age 79 or less.  If the Annuity is owned by an entity,  the
Annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value
Death Benefit.

Key Terms Used with the Highest Anniversary Value Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest
             -------------------------
     of either joint Owner or the Annuitant, if entity owned.

|X|      The Highest Anniversary Value equals the highest of all previous  "Anniversary  Value" less proportional  withdrawals since
             -------------------------
     such anniversary and plus any Purchase Payments since such anniversary.

|X|      The  Anniversary  Value is the Account  Value as of each  anniversary  of the Issue Date of the  Annuity.  The  Anniversary
              ------------------
     Value on the Issue Date is equal to your Purchase Payment.

|X|      Proportional  withdrawals  result in a  reduction  to the  Highest  Anniversary  Value by  reducing  such value in the same
         -------------------------
     proportion as the Account Value was reduced by the  withdrawal as of the date the  withdrawal  occurred.  For example,  if your
     Highest  Anniversary  Value is $125,000 and you  subsequently  withdraw  $10,000 at a time when your Account  Value is equal to
     $100,000 (a 10%  reduction),  when  calculating  the  optional  Death  Benefit we will reduce your  Highest  Anniversary  Value
     ($125,000) by 10% or $12,500.

Calculation of Highest Anniversary Value Death Benefit
The Highest Anniversary Value Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value as of the Owner's date of death.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest  Anniversary  Value on the Death Benefit Target Date plus the sum of all Purchase  Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

         The amount  determined by this calculation is increased by any Purchase  Payments  received after the Owner's date of death and decreased by any proportional withdrawals since such date.

------------------------------------------------------------------------------------------------------------------------------------
The Highest  Anniversary  Value Death  Benefit  described  above is currently  being  offered in those  jurisdictions  where we have received regulatory  approval.  Certain terms and conditions may differ between  jurisdictions once approved.  Please see Appendix E for a  description  of the  Guaranteed  Minimum Death  Benefit  offered  before  November 18, 2002 in those  jurisdictions  where we received regulatory approval.
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See Appendix C for examples of how the Highest Anniversary Value Death Benefit is calculated.

Annuities with joint Owners
For  Annuities  with Joint  Owners,  the Death  Benefit is  calculated as shown above except that the age of the oldest of the Joint
Owners is used to determine the Death Benefit  Target Date.  NOTE: If you and your spouse own the Annuity  jointly,  we will pay the
Death Benefit to the Beneficiary.  If the sole primary  Beneficiary is the surviving spouse,  then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefit is calculated as shown above except that the age of the Annuitant is used to determine  the Death  Benefit  Target  Date.  Payment of the Death  Benefit is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection  Optional Death Benefit and Highest Anniversary Value Optional Death Benefit
at any time.  Both optional  Death  Benefits will  terminate  automatically  on the Annuity Date. We may also terminate any optional
Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge equal to 0.25% per year,  respectively,  if you elect the Highest Anniversary Value Optional Death Benefit or the
Enhanced  Beneficiary  Protection  Optional Death Benefit.  If you elect both optional Death Benefits,  the total charge is equal to
0.50% per year.  We deduct the charge to  compensate  American  Skandia  for  providing  increased  insurance  protection  under the optional Death Benefit.  The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary
Except in the case of a spousal Beneficiary, in the event of your death, the death benefit must be distributed:
|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series of annuity  payments  not  extending  beyond the life  expectancy  of the  Beneficiary  or over the life of the
         Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an  election  prior to death  benefit  proceeds  becoming  due, a  Beneficiary  can elect to receive  the Death
Benefit  proceeds as a series of fixed annuity  payments  (annuity  payment options 1-4) or as a series of variable annuity payments
(annuity payment options 1-3 or 5 and 6).  See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your  spouse as your  Beneficiary.  If you and your  spouse own the Annuity  jointly,  we assume that the sole  primary
Beneficiary will be the surviving spouse unless you elect an alternative  Beneficiary  designation.  Unless you elect an alternative
Beneficiary  designation,  the spouse  Beneficiary may elect to assume  ownership of the Annuity instead of taking the Death Benefit payment.  Any Death Benefit  (including any optional Death  Benefits)  that would have been payable to the  Beneficiary  will become the new  Account  Value as of the date we receive due proof of death and any  required  proof of a spousal  relationship.  As of the date the  assumption is  effective,  the  surviving  spouse will have all the rights and benefits that would be available  under the
Annuity to a new  purchaser of the same  attained  age.  For purposes of  determining  any future  Death  Benefit for the  surviving spouse,  the new Account Value will be  considered as the initial  Purchase  Payment.  No CDSC will apply to the new Account  Value.
However,  any additional  Purchase  Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

See the section  entitled  "Managing  Your Annuity - Spousal  Contingent  Annuitant"  for a discussion of the treatment of a spousal
Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

IRA Beneficiary Continuation Option
The Code  provides for  alternative  death benefit  payment  options when an Annuity is used as an IRA,  403(b) or other  "qualified investment" that requires Minimum  Distributions.  Upon the Owner's death under an IRA, 403(b) or other  "qualified  investment",  a
Beneficiary  may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of receiving the death benefit in a single  payment.  The available  payment  options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

|X|      If death  occurs  before the date Minimum  Distributions  must begin under the Code,  the Death  Benefit can be paid out in either a lump  sum,  within  five  years  from the date of death,  or over the life or life  expectancy  of the  designated
         Beneficiary  (as long as payments begin by December 31st of the year following the year of death).  However,  if the spouse is the  Beneficiary,  the Death  Benefit can be paid out over the life or life  expectancy of the spouse with such payments beginning no earlier than December  31st of the year  following the year of death or December 31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

|X|      If death occurs  after the date  Minimum  Distributions  must begin under the Code,  the Death  Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary has the flexibility to take out more each year than required under the Minimum  Distribution  rules.  Until withdrawn, amounts in an IRA,  403(b) or other  "qualified  investment"  continue to be tax deferred.  Amounts  withdrawn each year,  including amounts  that are  required to be  withdrawn  under the Minimum  Distribution  rules,  are subject to tax. You may wish to consult a professional  tax advisor for tax advice as to your  particular  situation.  See the section  entitled "How are  Distributions  From
Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2."

Upon election of this IRA Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
|X|      the Account Value will be equal to any Death Benefit  (including  any optional  Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
|X|      the Beneficiary may request  transfers among  Sub-accounts,  subject to the same limitations and restrictions  that applied to the Owner.  NOTE: The Sub-accounts offered under the IRA Beneficiary Continuation option may be limited.
|X|      no additional Purchase Payments can be applied to the Annuity.
|X|      the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
|X|      the  Beneficiary  can request a withdrawal  of all or a portion of the Account Value at any time without  application  of a
         CDSC.
|X|      upon the death of the  Beneficiary,  any remaining  Account Value will be paid in a lump sum to the person(s)  named by the
         Beneficiary.
|X|      all amounts in the Annuity  must be paid out to the  Beneficiary  according  to the Minimum  Distribution  rules  described above.

Please contact American Skandia for additional  information on the  availability,  restrictions and limitations that will apply to a
Beneficiary under the IRA Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes,  there are exceptions  that apply no matter how your Death Benefit is calculated.  There are exceptions to the Death Benefit if the  decedent  was not the Owner or  Annuitant  as of the Issue  Date and did not  become  the Owner or  Annuitant  due to the prior
Owner's or  Annuitant's  death.  Any Death Benefit  (including  either  optional Death Benefit) that applies will be suspended for a two-year  period from the date he or she first became Owner or Annuitant.  After the two-year  suspension  period is completed,  the
Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We  determine  the amount of the Death  Benefit as of the date we receive  "due  proof of  death",  any  instructions  we require to determine  the method of payment and any other  written  representations  we require to  determine  the proper  payment of the Death
Benefit to all  Beneficiaries.  "Due proof of death" may  include a certified  copy of a death  certificate,  a certified  copy of a decree of a court of competent  jurisdiction as to the finding of death or other  satisfactory  proof of death.  Upon our receipt of
"due proof of death" we automatically  transfer the Death Benefit to the WFVT Money Market  Sub-account  until we further  determine the universe of eligible  Beneficiaries.  Once the universe of eligible  Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

Each  Beneficiary  must make an  election  as to the method  they wish to receive  their  portion  of the Death  Benefit.  Absent an election  of a  Death  Benefit  payment  method,  no  Death  Benefit  can  be  paid  to the  Beneficiary.  We  may  require  written acknowledgment  of all named  Beneficiaries  before we can pay the Death Benefit.  During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation  period,  the Annuity has an Account Value. The Account Value is determined  separately for each Sub-account allocation and for each Fixed  Allocation.  The Account Value is the sum of the values of each Sub-account  allocation and the value of each  Fixed  Allocation.  The  Account  Value  does not  reflect  any CDSC  that may apply to a  withdrawal  or  surrender.  When determining  the  Account  Value on a day more than 30 days prior to a Fixed  Allocation's  Maturity  Date,  the  Account  Value may
include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value  available to you on any day during the  accumulation  period.  The Surrender Value is equal to your Account Value minus any CDSC, the Annual  Maintenance Fee and the charge for any optional  benefits.  The Surrender
Value will also include any Market Value Adjustment that may apply.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you  allocate  Account  Value  to a  Sub-account,  you are  purchasing  units  of the  Sub-account.  Each  Sub-account  invests exclusively  in  shares  of an  underlying  Portfolio.  The  value of the  Units  fluctuates  with the  market  fluctuations  of the
Portfolios.  The value of the Units  also  reflects  the daily  accrual  for the  Insurance  Charge and if you  elected  one or more optional  benefits  whose annual  charge is deducted  daily,  the  additional  charge made for such  benefits.  There may be several different  Unit Prices for each  Sub-account  to reflect the Insurance  Charge and the charges for any optional  benefits.  The Unit
Price for the Units you purchase will be based on the total  charges for the benefits  that apply to your  Annuity.  See the section entitled  "What Happens to My Units When There is a Change in Daily  Asset-Based  Charges?"  for a detailed  discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each  Valuation  Day, we determine  the price for a Unit of each  Sub-account,  called the "Unit  Price." The Unit Price is used for determining  the value of  transactions  involving  Units of the  Sub-accounts.  We  determine  the number of Units  involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a Sub-account.  On the Valuation Day you make the allocation,  the Unit Price is $14.83.  Your $5,000 buys  337.154  Units of the  Sub-account.  Assume  that  later,  you wish to  transfer  $3,000  of your  Account  Value  out of that
Sub-account  and  into  another  Sub-account.  On the  Valuation  Day you  request  the  transfer,  the Unit  Price of the  original
Sub-account  has  increased to $16.79.  To transfer  $3,000,  we sell 178.677  Units at the current Unit Price,  leaving you 158.477
Units.  We then buy $3,000 of Units of the new  Sub-account  at the Unit Price of $17.83.  You would then have 168.255  Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed  Allocation plus all interest  credited to a Fixed  Allocation as of the date  calculated.
The Interim  Value does not include the impact of any Market  Value  Adjustment.  If you made any  transfers or  withdrawals  from a
Fixed  Allocation,  the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were  withdrawn.  To determine  the Account  Value of a Fixed  Allocation  on any day other than its Maturity Date or within 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American Skandia is generally open to process  financial  transactions on those days that the New York Stock Exchange (NYSE) is open for  trading.  There  may be  circumstances  where  the NYSE  does not open on a  regularly  scheduled  date or time or closes at an earlier time than scheduled  (normally  4:00 p.m. EST).  Financial  transactions  requested  before the close of the NYSE which meet our requirements will be processed according to the value next determined  following the close of business.  Financial  transactions requested  on a  non-business  day or after the close of the NYSE will be  processed  based on the value next  computed  on the next business  day.  There may be  circumstances  when the  opening or closing  time of the NYSE is  different  than  other  major  stock exchanges,  such as NASDAQ or the  American  Stock  Exchange.  Under such  circumstances,  the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances  where the NYSE is open,  however,  due to inclement  weather,  natural  disaster or other  circumstances beyond  our  control,  our  offices  may  be  closed  or  our  business  processing  capabilities  may be  restricted.  Under  those circumstances,  your Account Value may fluctuate  based on changes in the Unit Values,  but you may not be able to transfer  Account
Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally  recognized  holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,
Good Friday,  Memorial Day,  Independence  Day,  Labor Day,  Thanksgiving,  and Christmas.  On those dates,  we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an emergency exists making redemption or valuation of securities held in the separate account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial  Purchase  Payments:  We are required to allocate  your initial  Purchase  Payment to the  Sub-accounts  within two (2) days after we receive  all of our  requirements  to issue the  Annuity.  If we do not have all the  required  information  to allow us to issue your  Annuity,  we may retain  the  Purchase  Payment  while we try to reach you or your  representative  to obtain all of our requirements.  If we are unable to obtain all of our  required  information  within  five (5) days,  we are  required  to return the
Purchase  Payment to you at that time,  unless you  specifically  consent to our retaining the Purchase  Payment while we gather the required  information.  Once we obtain the required  information,  we will invest the Purchase  Payment and issue the Annuity within two (2) days.  During any period that we are trying to obtain the required information, your money is not invested.

Additional  Purchase  Payments:  We will apply any  additional  Purchase  Payments on the Valuation Day that we receive the Purchase
Payment with satisfactory allocation instructions.

Scheduled  Transactions:  "Scheduled"  transactions  include  transfers  under  a  Dollar  Cost  Averaging,  rebalancing,  or  asset allocation program,  Systematic  Withdrawals,  Minimum Distributions or annuity payments.  Scheduled  transactions are processed and valued as of the date they are scheduled,  unless the scheduled day is not a Valuation Day. In that case,  the  transaction  will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled  Transactions:   "Unscheduled"  transactions  include  any  other  non-scheduled  transfers  and  requests  for  Partial
Withdrawals  or Free  Withdrawals  or  Surrenders.  Unscheduled  transactions  are  processed  and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Medically-related  Surrenders & Death  Benefits:  Medically-related  surrender  requests and Death Benefit claims require our review and evaluation before  processing.  We price such transactions as of the date we receive at our Office all supporting  documentation we require for such transactions and that are satisfactory to us.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination of Optional  Benefits:  If you terminate the Guaranteed Return Option program or either Optional Death Benefit,  we will no longer  deduct the charge we apply to purchase  the  optional  benefit.  On the date the charge no longer  applies,  your Annuity will become subject to a different daily  asset-based  charge.  We will process a transaction  where your Account Value allocated to the Sub-accounts  will be used to purchase new Units of the Sub-accounts  that reflect the Insurance Charge and any optional benefit or program  still  elected,  but not the charge  for the  optional  benefit  or  program  that you  terminated.  The number of Units attributed  to your Annuity  will be decreased  and the Unit Price of each unit of the  Sub-accounts  in which you invested  will be increased.  The  adjustment in the number of Units and Unit Price will not affect your Account Value.  Beginning on that date,  your
Account  Value  will be  determined  based on the  change in the value of Units  that  reflect  the  Insurance  Charge and any other optional benefits that you have elected.

TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?
Following is a brief summary of some of the Federal tax  considerations  relating to this Annuity.  However,  since the tax laws are complex and tax consequences are affected by your individual  circumstances,  this summary of our interpretation of the relevant tax laws is not  intended  to be  fully  comprehensive  nor is it  intended  as tax  advice.  Therefore,  you  may  wish  to  consult  a professional tax advisor for tax advice as to your particular situation.

HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?
The Separate  Accounts are taxed as part of American  Skandia.  American Skandia is taxed as a life insurance  company under Part I, subchapter  L of the Code.  No taxes are due on  interest,  dividends  and  short-term  or  long-term  capital  gains  earned by the
Separate Accounts with respect to the Annuities.

IN GENERAL, HOW ARE ANNUITIES TAXED?
Section 72 of the Code governs the taxation of annuities in general.  Taxation of the Annuity will depend in large part on:

1.       whether the Annuity is used by:
|X|      a qualified  pension plan,  profit  sharing plan or other  retirement  arrangement  that is eligible for special  treatment under the Code (for purposes of this discussion, a "Qualified Contract"); or
|X|      an individual or a corporation, trust or partnership (a "Non-qualified Contract"); and

2.       whether the Owner is:
|X|      an individual person or persons; or
|X|      an entity including a corporation, trust or partnership.

Individual  Ownership:  If one or more  individuals own an Annuity,  the Owner of the Annuity is generally not taxed on any increase in the value of the Annuity  until an amount is received (a  "distribution").  This is  commonly  referred to as "tax  deferral".  A distribution  can be in the form of a lump sum payment  including  payment of a Death Benefit,  or in annuity  payments under one of the annuity payment options.  Certain other transactions may qualify as a distribution and be subject to taxation.

Entity  Ownership:  If the Annuity is owned by an entity and is not a Qualified  Contract,  generally  the Owner of the Annuity must currently  include  any  increase in the value of the Annuity  during a tax year in its gross  income.  An  exception  from  current taxation  applies for annuities held by an employer with respect to a terminated  tax-qualified  retirement plan, a trust holding an annuity as an agent for a natural  person,  or by a decedent's  estate by reason of the death of the decedent.  A tax-exempt  entity for Federal tax purposes may not be subject to income tax as a result of this provision.

HOW ARE DISTRIBUTIONS TAXED?
Distributions from an Annuity are taxed as ordinary income and not as capital gains.

Distributions  Before  Annuitization:  Distributions  received before annuity  payments begin are generally  treated as coming first from "income on the contract" and then as a return of the  "investment  in the  contract".  The amount of any  distribution  that is treated  as receipt of  "income  on the  contract"  is  includible  in the  taxpayer's  gross  income and  taxable in the year it is received.  The amount of any  distribution  treated as a return of the  "investment  in the  contract"  is not  includible  in gross income.

|X|      "Income on the  contract" is calculated by  subtracting  the  taxpayer's  "investment  in the contract"  from the aggregate value of all "related contracts" (discussed below).
|X|      "Investment  in the  contract"  is equal to  total  purchase  payments  for all  "related  contracts"  minus  any  previous distributions  or portions of such  distributions  from such  "related  contracts"  that were not  includible  in gross income.
     "Investment  in the  contract"  may be affected by whether an annuity or any  "related  contract"  was  purchased  as part of a tax-free  exchange of life insurance,  endowment,  or annuity  contracts under Section 1035 of the Code. The "investment in the contract" for a Qualified Contract will be considered zero for tax reporting purposes.

Distributions  After  Annuitization:  A portion of each  annuity  payment  received on or after the Annuity  Date will  generally be taxable.  The taxable  portion of each annuity  payment is determined by a formula which  establishes the ratio that the "investment in the contract"  bears to the total value of annuity  payments to be made.  This is called the  "exclusion  ratio." The  investment in the contract is excluded  from gross income.  Any portion of an annuity  payment  received that exceeds the exclusion  ratio will be entirely  includible  in gross  income.  The formula for  determining  the  exclusion  ratio  differs  between fixed and variable annuity  payments.  When annuity  payments  cease  because of the death of the person upon whose life  payments are based and, as of the date of death,  the  amount of  annuity  payments  excluded  from  taxable  income by the  exclusion  ratio  does not exceed the
"investment in the contract," then the remaining  portion of unrecovered  investment may be allowed as a deduction on the decedent's final income tax return.

Penalty Tax on  Distributions:  Generally,  any  distribution  from an annuity  not used in  conjunction  with a Qualified  Contract
(Qualified  Contracts are  discussed  below) is subject to a penalty  equal to 10% of the amount  includible  in gross income.  This penalty does not apply to certain distributions, including:
|X|      Distributions made on or after the taxpayer has attained age 591/2;
|X|      Distributions made on or after the death of the contract owner, or, if the owner is an entity, the death of the annuitant;
|X|      Distributions attributable to the taxpayer's becoming disabled within the meaning of Code section 72(m)(7);
|X|      Distributions  which are part of a series of  substantially  equal periodic  payments for the life (or life  expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer's designated beneficiary;
|X|      Distributions of amounts which are treated as "investments in the contract" made prior to August 14, 1982;
|X|      Payments under an immediate annuity as defined in the Code;
|X|      Distributions under a qualified funding asset under Code Section 130(d); or
|X|      Distributions  from an annuity  purchased by an employer on the termination of a qualified pension plan that is held by the employer until the employee separates from service.

Special rules  applicable to "related  contracts":  Contracts  issued by the same insurer to the same contract owner within the same calendar year (other than certain  contracts owned in connection with a tax-qualified  retirement  arrangement) are to be treated as one annuity contract when determining the taxation of distributions  before  annuitization.  We refer to these contracts as "related contracts."  In situations  involving  related  contracts we believe that the values under such  contracts and the investment in the contracts  will be added  together to determine the proper  taxation of a  distribution  from any one contract  described  under the section  "Distributions  before  Annuitization."  Generally,  distributions  will be  treated  as coming  first  from  income on the contract  until all of the  income on all such  related  contracts  is  withdrawn,  and then as a return  of the  investment  in the contract.  There is some uncertainty  regarding the manner in which the Internal  Revenue Service would view related  contracts when one or more  contracts are immediate  annuities or are contracts that have been  annuitized.  The Internal  Revenue  Service has not issued guidance  clarifying this issue as of the date of this Prospectus.  You are  particularly  cautioned to seek advice from your own tax advisor on this matter.

Special  concerns  regarding  "substantially  equal  periodic  payments":  (also  known as  "72(t)" or  "72(q)"  distributions)  Any modification to a program of  distributions  which are part of a series of substantially  equal periodic  payments that occur before the later of the taxpayer  reaching age 59 1/2or five (5) years from the first of such payments will result in the  requirement to pay the 10%  premature  distribution  penalty  that would have been due had the payments  been  treated as subject to the 10%  premature distribution  penalty in the years  received,  plus  interest.  This does not apply when the  modification  is by reason of death or disability.  American Skandia does not currently support a section 72(q) program.

Special concerns regarding immediate  annuities:  The Internal Revenue Service has ruled that the immediate annuity exception to the
10% penalty described above under "Penalty Tax on Distributions" for  "non-qualified"  immediate annuities as defined under the Code may not apply to annuity payments under a contract  recognized as an immediate  annuity under state insurance law obtained  pursuant to an exchange of a contract if: (a) purchase  payments for the exchanged  contract  were  contributed  or deemed to be  contributed more than one year  prior to the  annuity  starting  date  under the  immediate  annuity;  and (b) the  annuity  payments  under the immediate annuity do not meet the requirements of any other exception to the 10% penalty.

Special rules in relation to tax-free  exchanges under Section 1035:  Section 1035 of the Code permits certain tax-free exchanges of a life insurance,  annuity or endowment  contract for an annuity.  If an annuity is purchased  through a tax-free exchange of a life insurance,  annuity or endowment contract that was purchased prior to August 14, 1982, then any distributions  other than as annuity payments will be considered to come:
|X|      First, from the amount of "investment in the contract" made prior to August 14, 1982 and exchanged into the annuity;
|X|      Then,  from any "income on the  contract"  that is  attributable  to the  purchase  payments  made prior to August 14, 1982
       (including income on such original purchase payments after the exchange);
|X|      Then, from any remaining "income on the contract"; and
|X|      Lastly, from the amount of any "investment in the contract" made after August 13, 1982.

Therefore,  to the extent a distribution is equal to or less than the remaining  investment in the contract made prior to August 14,
1982,  such amounts are not included in taxable  income.  Further,  distributions  received  that are  considered  to be a return of investment on the contract from purchase  payments made prior to August 14, 1982, such  distributions are not subject to the 10% tax penalty.  In all other respects,  the general  provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

Partial  surrenders  may be treated in the same way as tax-free  1035  exchanges of entire  contracts,  therefore  avoiding  current taxation  of any gains in the  contract  as well as the 10% IRS tax penalty on pre-age 59 1/2withdrawals.  The IRS has  reserved  the right to treat  transactions it considers abusive as ineligible for this favorable partial 1035 exchange  treatment.  We do not know what transactions may be considered  abusive.  For example,  we do not know how the IRS may view early withdrawals or annuitizations after a  partial  exchange.  As of the  date of this  prospectus,  we will  treat a  partial  surrender  of this  type  involving  a non-qualified  annuity  contract as a "tax-free"  exchange  for future tax  reporting  purposes,  except to the extent that we, as a reporting and withholding agent,  believe that we would be expected to deem the transaction to be abusive.  However,  some insurance companies may not recognize  these partial  surrenders  as tax-free  exchanges and may report them as taxable  distributions  to the extent of any gain  distributed  as well as subjecting the taxable  portion of the  distribution  to the 10% IRS early  distribution penalty.  We  strongly  urge you to  discuss  any  transaction  of this  type  with  your tax  advisor  before  proceeding  with the transaction.

There is no guidance from the Internal Revenue Service as to whether a partial  exchange from a life insurance  contract is eligible for  non-recognition  treatment  under Section 1035 of the Code. We will continue to report a partial  surrender of a life insurance policy as subject to current  taxation to the extent of any gain.  In addition,  please be cautioned  that no specific  guidance has been provided as to the impact of such a transaction  on the remaining  life  insurance  policy,  particularly  as to the subsequent methods  to be used to test for  compliance  under  the Code for both the  definition  of life  insurance  and the  definition  of a modified endowment contract.

Special  Considerations  for  Purchasers of the Enhanced  Beneficiary  Protection  Optional  Death  Benefit:  As of the date of this
Prospectus,  it is our understanding  that the charges related to the optional Death Benefit are not subject to current taxation and we will not  report  them as such.  However,  the IRS could  take the  position  that  these  charges  should be  treated as partial withdrawals  subject to current  taxation to the extent of any gain and, if  applicable,  the 10% tax penalty.  We reserve the right to report charges for the optional Death Benefit as partial  withdrawals if we, as a reporting and withholding  agent,  believe that we would be expected to report them as such.

WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?
An annuity may be suitable as a funding vehicle for various types of  tax-qualified  retirement  plans.  We have provided  summaries below of the  types of  tax-qualified  retirement  plans  with  which we may  issue an  Annuity.  These  summaries  provide  general information  about the tax rules and are not  intended to be  complete  discussions.  The tax rules  regarding  qualified  plans are complex.  These rules may include limitations on contributions and restrictions on distributions,  including  additional taxation of distributions  and  additional  penalties.  The  terms  and  conditions  of the  tax-qualified  retirement  plan  may  impose  other limitations  and  restrictions  that are in  addition  to the terms of the  Annuity.  The  application  of these  rules  depends  on individual  facts and  circumstances.  Before  purchasing an Annuity for use in a qualified  plan,  you should obtain  competent tax advice,  both as to the tax treatment and  suitability of such an investment.  American  Skandia does not offer all of its annuities to all of these types of tax-qualified retirement plans.

Economic Growth and Tax Relief  Reconciliation  Act (EGTRRA):  Certain states do not conform to the pension  provisions  included in
EGTRRA.  We  recommend  that you consult with your tax advisor to  determine  the status of your state's  statutes as they relate to
EGTRRA and your tax qualified retirement plan.

Corporate  Pension and  Profit-sharing  Plans:  Annuities may be used to fund  employee  benefits of various  corporate  pension and profit-sharing  plans  established by corporate  employers  under Section 401(a) of the Code including  401(k) plans.  Contributions to such plans are not taxable to the employee until  distributions  are made from the retirement plan. The Code imposes  limitations on the amount that may be contributed  and the timing of  distributions.  The tax treatment of  distributions  is subject to special provisions of the Code, and also depends on the design of the specific  retirement plan.  There are also special  requirements as to participation, nondiscrimination, vesting and nonforfeitability of interests.

H.R. 10 Plans:  Annuities  may also be used to fund  benefits of retirement  plans  established  by  self-employed  individuals  for themselves and their  employees.  These are commonly  known as "H.R. 10 Plans" or "Keogh Plans".  These plans are subject to most of the same types of limitations and  requirements as retirement  plans  established by corporations.  However,  the exact  limitations and requirements may differ from those for corporate plans.

Tax Sheltered  Annuities:  Under Section 403(b) of the Code, a tax sheltered annuity ("TSA") is a contract into which  contributions may be  made  by  certain  qualifying  employers  such  as  public  schools  and  certain  charitable,  educational  and  scientific organizations  specified  in Section  501(c)(3)  for the  benefit of their  employees.  Such  contributions  are not  taxable to the employee  until  distributions  are made from the TSA.  The Code  imposes  limits on  contributions,  transfers  and  distributions.
Nondiscrimination requirements also apply.

Section 457 Plans:  Under Section 457 of the Code,  deferred  compensation  plans  established by governmental and certain other tax exempt  employers  for their  employees  may invest in annuity  contracts.  The Code limits  contributions  and  distributions,  and imposes  eligibility  requirements as well.  Contributions  are not taxable to employees until  distributed from the plan.  However, plan assets  remain the  property of the  employer  and are subject to the claims of the  employer's  general  creditors  until such assets are made available to participants or their beneficiaries.

Individual  Retirement  Arrangements  or "IRAs":  Section  408 of the Code allows  eligible  individuals  to maintain an  individual retirement  account  or  individual  retirement  annuity  ("IRA").  IRAs  are  subject  to  limitations  on the  amount  that may be contributed,  the  contributions  that may be deducted from taxable income,  the persons who may be eligible to establish an IRA and the time when  distributions  must commence.  Further,  an Annuity may be established  with "roll-over"  distributions  from certain tax-qualified retirement plans and maintain the tax-deferred status of these amounts.

Roth IRAs:  A form of IRA is also  available  called a "Roth  IRA".  Contributions  to a Roth IRA are not tax  deductible.  However, distributions  from a Roth IRA are free from  Federal  income taxes and are not subject to the 10% penalty tax if five (5) tax years have passed since the first  contribution  was made or any conversion from a traditional  IRA was made and the  distribution is made
                                                                                                       ---
(a) once the taxpayer is age 59 1/2or older,  (b) upon the death or disability of the taxpayer,  or (c) for qualified  first-time home buyer expenses,  subject to certain  limitations.  Distributions  from a Roth IRA that are not "qualified" as described above may be subject to Federal income and penalty taxes.

Purchasers  of IRAs and Roth  IRAs  will  receive a  special  disclosure  document,  which  describes  limitations  on  eligibility, contributions,  transferability  and  distributions.  It also  describes  the  conditions  under which  distributions  from IRAs and qualified  plans  may be  rolled  over or  transferred  into an IRA or  another  qualified  plan,  on a  tax-deferred  basis and the conditions  under which  distributions  from  traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into, a Roth IRA.

SEP IRAs:  Eligible  employers  that meet  specified  criteria may  establish  Simplified  Employee  Pensions or SEP IRAs.  Employer
contributions  that may be made to employee SEP IRAs are larger than the amounts that may be  contributed  to other IRAs, and may be deductible to the employer.

HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?
Distributions  from  Qualified  Contracts are generally  taxed under  Section 72 of the Code.  Under these rules,  a portion of each distribution  may be excludable  from income.  The  excludable  amount is the proportion of a  distribution  representing  after-tax contributions.  Generally,  a 10% penalty tax applies to the taxable portion of a distribution from a Qualified  Contract made prior to age 59 1/2.  However, the 10% penalty tax does not apply when the distribution:
|X|      is part of a properly executed transfer to another IRA or another eligible qualified account;
|X|      is subsequent to the death or  disability  of the taxpayer (for this purpose  disability is as defined in Section  72(m)(7)
         of the Code);
|X|      is part of a series  of  substantially  equal  periodic  payments  to be paid not less  frequently  than  annually  for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary;
|X|      is subsequent to a separation from service after the taxpayer attains age 55*;
|X|      does not exceed the employee's allowable deduction in that tax year for medical care;
|X|      is made to an alternate payee pursuant to a qualified domestic relations order*;
|X|      is made pursuant to an IRS levy;
|X|      is made to pay qualified acquisition costs for a first time home purchase (IRA only);
|X|      is made to pay qualified higher education expenses (IRA only); and
|X|      is not more than the cost of your medical insurance (IRA only.

The exceptions above which are followed by an asterisk (*) do not apply to IRAs.  Certain other exceptions may be available.

Minimum  Distributions  after age 70 1/2: A participant's  interest in a Qualified Contract must generally be distributed,  or begin to be distributed, by the "required beginning date".  This is April 1st of the calendar year following the later of:
|X|      the calendar year in which the individual attains age 70 1/2; or
|X|      the calendar  year in which the  individual  retires from service with the employer  sponsoring  the plan.  The  retirement option is not available to IRAs.

The IRS has released Treasury  regulations  containing new Minimum  Distribution rules. For Minimum  Distributions  required in 2003 and later,  individuals  are  required  to use the rules  under the 2002 Final  Regulations.  The 2002 Final  Regulations  contain a provision  which  could  increase  the  amount of minimum  distributions  required  for  certain  individuals.  Under the 2002 Final
Regulations,  individuals  are required to include in their annuity  contract  value the actuarial  value of any other benefits that will be provided  under the annuity.  We and other annuity  providers  are currently  seeking  clarification  of this new rule.  You should consult your tax adviser to determine the impact of this rule on your Minimum Distributions.

Under the new Minimum  Distribution  rules, a uniform life expectancy table will be utilized by all participants except those with a spouse who is more than ten (10)  years  younger  than the  participant.  In that case,  the new rules  permit  the  participant  to utilize the actual life  expectancies of the participant  and the spouse.  In most cases,  the beneficiary may be changed during the participant's  lifetime with no affect on the Minimum  Distributions.  At death,  the  designated  Beneficiary  may  generally  take
Minimum Distributions over his/her life expectancy or in a lump sum.

If the amount  distributed is less than the minimum  required  distribution for the year, the participant is subject to a 50% tax on the amount that was not properly  distributed.  Because of the many recent changes to the Minimum  Distribution  rules,  we strongly encourage you to consult with your tax advisor for more detailed information.

GENERAL TAX CONSIDERATIONS

Diversification:  Section  817(h) of the Code provides that a variable  annuity  contract,  in order to qualify as an annuity,  must have an "adequately  diversified"  segregated asset account (including  investments in a mutual fund by the segregated asset account of  insurance  companies).  If the  diversification  requirements  under the Code are not met and the  annuity is not  treated as an annuity,  the  taxpayer  will be subject to income tax on the annual gain in the  contract.  The Treasury  Department's  regulations prescribe the  diversification  requirements  for variable  annuity  contracts.  We expect the underlying  mutual fund portfolios to comply with the terms of these regulations.

Transfers Between Investment  Options:  Transfers between investment  options are not subject to taxation.  The Treasury  Department may  promulgate  guidelines  under  which a variable  annuity  will not be treated as an annuity for tax  purposes  if persons  with ownership  rights have excessive  control over the  investments  underlying  such variable  annuity.  Such guidelines may or may not address the number of investment  options or the number of transfers  between  investment  options offered under a variable annuity.
It is not known whether such guidelines,  if in fact promulgated,  would have retroactive  effect. It is also not known what effect, if any, such guidelines may have on transfers  between the investment  options of the Annuity offered  pursuant to this  Prospectus.
We will take any action,  including  modifications to your Annuity or the  Sub-accounts,  required to comply with such guidelines if promulgated.

Federal  Income Tax  Withholding:  Section  3405 of the Code  provides  for  Federal  income  tax  withholding  on the  portion of a distribution  which is  includible  in the gross  income of the  recipient.  Amounts to be  withheld  depend  upon the nature of the distribution.  However,  under most  circumstances  a recipient  may elect not to have income  taxes  withheld or have income  taxes withheld at a different rate by filing a completed election form with us.

Certain  distributions,  known as  eligible  rollover  distributions,  from  Qualified  Contracts,  are  subject  to  automatic  20%
withholding for Federal income taxes. The following  distributions  are not eligible  rollover  distributions and not subject to 20%
withholding:
|X|      any portion of a distribution paid as a Minimum Distribution;
|X|      direct transfers to the trustee of another retirement plan;
|X|      distributions from an individual retirement account or individual retirement annuity;
|X|      distributions  made as  substantially  equal periodic  payments for the life or life  expectancy of the  participant in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan;
|X|      distributions  that are part of a series of substantial  periodic  payments pursuant to Section 72(q) or 72(t) of the Code;
         and
|X|      certain other distributions where automatic 20% withholding may not apply.

Loans,  Assignments  and Pledges:  Any amount  received  directly or indirectly  as a loan from, or any  assignment or pledge of any portion of the value of, an annuity  before annuity  payments have begun is treated as a distribution  subject to taxation under the distribution  rules set forth  above.  Any gain in an annuity on or after the  assignment  or pledge of an entire  annuity and while such  assignment  or pledge  remains  in effect is  treated as  "income  on the  contract"  in the year in which it is  earned.  For annuities not issued as Qualified  Contracts,  the cost basis of the annuity is increased by the amount of any  assignment or pledge includible  in gross  income.  The cost basis is not affected by any repayment of any loan for which the annuity is collateral or by payment of any interest thereon.

Gifts:  The gift of an annuity to someone  other than the spouse of the owner (or former  spouse  incident to a divorce) is treated, for income tax purposes, as a distribution.

Estate and Gift Tax  Considerations:  You should obtain  competent tax advice with respect to possible  federal and state estate and gift tax consequences flowing from the ownership and transfer of annuities.

Generation-Skipping  Transfers:  Under the Code  certain  taxes may be due when all or part of an  annuity is  transferred  to, or a death  benefit is paid to, an  individual  two or more  generations  younger than the  contract  holder.  These  generation-skipping transfers  generally  include those subject to federal estate or gift tax rules.  There is an aggregate $1.1 million  exemption from taxes for all such  transfers.  We may be required to determine  whether a  transaction  is a direct skip as defined in the Code and the amount of the  resulting  tax. We will  deduct from your  Annuity or from any  applicable  payment  treated as a direct skip any amount of tax we are required to pay.

Considerations  for Contingent  Annuitants:  There may be adverse tax consequences if a contingent  annuitant  succeeds an annuitant when the Annuity is owned by a trust that is neither tax exempt nor  qualifies  for preferred  treatment  under certain  sections of the Code.  In general,  the Code is designed  to prevent  indefinite  deferral  of tax.  Continuing  the benefit of tax  deferral by naming one or more contingent  annuitants  when the Annuity is owned by a  non-qualified  trust might be deemed an attempt to extend the tax deferral for an indefinite  period.  Therefore,  adverse tax treatment may depend on the terms of the trust, who is named as contingent  annuitant,  as well as the  particular  facts and  circumstances.  You should  consult your tax advisor  before naming a contingent annuitant if you expect to use an Annuity in such a fashion.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements  and reports  required by applicable  law or  regulation  to you at your last known  address of record.  You should  therefore give us prompt notice of any address change.  We reserve the right, to the extent  permitted by law and subject to your prior  consent,  to provide  any  prospectus,  prospectus  supplements,  confirmations,  statements  and  reports  required  by applicable law or regulation to you through our Internet Website at  http://www.americanskandia.com  or any other electronic  means, including  diskettes or CD ROMs. We send a confirmation  statement to you each time a transaction  is made affecting  Account Value, such as making additional Purchase Payments,  transfers,  exchanges or withdrawals.  We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter.  We may confirm regularly  scheduled  transactions,  such as the Annual
Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum  distributions),  bank drafting,  dollar cost averaging,  and static  rebalancing,  in  quarterly  statements  instead  of  confirming  them  immediately.  You should  review the information in these statements  carefully.  You may request additional  reports.  We reserve the right to charge up to $50 for each such additional report.

Any errors or  corrections  on  transactions  for your  Annuity  must be  reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed  immediately,  we assume all transactions are accurate unless you notify us otherwise  within 30 days from the date you receive the  confirmation.  For  transactions  that are first confirmed on the quarterly  statement,  we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly  statement.  All transactions  confirmed  immediately or by quarterly statement are deemed conclusive after the applicable
30-day  period.  We may also send an annual report and a semi-annual  report  containing  applicable  financial  statements  for the
Separate Account and the Portfolios,  as of December 31 and June 30, respectively,  to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American Skandia Life Assurance  Corporation  ("American  Skandia") is a stock life insurance  company domiciled in Connecticut with licenses in all 50 states,  the District of Columbia and Puerto Rico.  American  Skandia is a  wholly-owned  subsidiary  of American
Skandia,  Inc.  ("ASI").  American Skandia markets its products to broker-dealers  and financial  planners through an internal field marketing staff. In addition,  American Skandia markets through and in conjunction  with financial  institutions  such as banks that are permitted directly, or through affiliates, to sell annuities.

American  Skandia is in the  business  of issuing  annuity  and life  insurance  products.  American  Skandia  currently  offers the following  products:  (a) flexible premium deferred  annuities and single premium fixed deferred  annuities that are registered with the SEC; (b) certain other fixed  deferred  annuities that are not  registered  with the SEC; (c) both fixed and variable  immediate adjustable annuities; and (d) a single premium variable life insurance policy that is registered with the SEC.

On December 20, 2002,  Skandia  Insurance  Company Ltd.  (publ),  an insurance  company  organized  under the laws of the Kingdom of
Sweden ("Skandia"),  and on that date, the ultimate parent company of American Skandia,  announced that it and Skandia U.S. Inc. had entered into a  definitive  Stock  Purchase  Agreement  with  Prudential  Financial,  Inc.,  a New Jersey  corporation  ("Prudential
Financial").  Under the terms of the Stock  Purchase  Agreement,  Prudential  Financial  will acquire  Skandia U.S. Inc., a Delaware corporation,  from Skandia.  Skandia U.S. Inc. is the sole  shareholder  of ASI,  which is the parent  company of American  Skandia.
The transaction is expected to close during the second quarter of 2003.

Prudential  Financial is a New Jersey  insurance  holding  company whose  subsidiary  companies serve  individual and  institutional customers  worldwide and include The Prudential  Insurance  Company of America,  one of the largest life insurance  companies in the
U.S. These companies offer a variety of products and services,  including life insurance,  property and casualty  insurance,  mutual funds, annuities,  pension and retirement related services and administration,  asset management,  securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company  other than  American  Skandia has any legal  responsibility  to pay amounts  that it owes under its annuity and variable life  insurance  contracts.  However,  following the closing of the  acquisition,  Prudential  Financial  will exercise  significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The separate  accounts are where American  Skandia sets aside and invests the assets of some of our annuities.  In the  accumulation period,  assets  supporting  Account Values of the Annuities are held in a separate account  established under the laws of the State of Connecticut.  We are the legal owner of assets in the separate  accounts.  In the payout period,  assets supporting fixed annuity payments  and any  adjustable  annuity  payments we make  available  are held in our general  account.  Assets  supporting  variable annuity  payment  options  may be invested in our  separate  accounts.  Income,  gains and losses  from  assets  allocated  to these separate  accounts are credited to or charged against each such separate account without regard to other income,  gains or losses of
American Skandia or of any other of our separate  accounts.  These assets may only be charged with liabilities  which arise from the
Annuities  issued by American  Skandia.  The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts.  However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in  Sub-accounts  of American  Skandia Life  Assurance  Corporation  Variable  Account B, also referred to as "Separate  Account B".
Separate  Account B was  established by us pursuant to Connecticut  law on November 25, 1987.  Separate  Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Separate  Account B consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or mutual fund portfolio.  The name of each  Sub-account  generally  corresponds  to the name of the  underlying  Portfolio.  Each  Sub-account  in
Separate  Account B may have  several  different  Unit Prices to reflect  the  Insurance  Charge and the  charges  for any  optional benefits that are offered under this Annuity and other  annuities  issued by us through  Separate  Account B. Separate  Account B is registered with the SEC under the Investment  Company Act of 1940 ("Investment  Company Act") as a unit investment trust, which is a type of investment company.  The SEC does not supervise investment policies, management or practices of Separate Account B.

Prior to November 18, 2002,  Separate Account B was organized as a single separate account with six different  Sub-account  classes, each of which was registered as a distinct unit  investment  trust under the  Investment  Company Act.  Effective  November 18, 2002
each  Sub-account  class of Separate  Account B will be consolidated  into the unit investment trust formerly named American Skandia
Life Assurance  Corporation  Variable  Account B (Class 1  Sub-accounts),  which will  subsequently be renamed American Skandia Life
Assurance  Corporation  Variable  Account B. Each  Sub-account  of Separate  Account B will have multiple Unit Prices to reflect the daily charge  deducted for each  combination of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charge for each optional benefit offered under Annuity  contracts  funded through Separate Account B. The  consolidation of Separate
Account B will have no impact on Annuity Owners.

We reserve the right to make  changes to the  Sub-accounts  available  under the Annuity as we determine  appropriate.  We may offer new  Sub-accounts,  eliminate  Sub-accounts,  or combine  Sub-accounts  at our sole  discretion.  We may also close  Sub-accounts to additional  Purchase  Payments on existing Annuity  contracts or close  Sub-accounts  for Annuities  purchased on or after specified dates.  We may also substitute an underlying  mutual fund or portfolio of an underlying  mutual fund for another  underlying  mutual fund or  portfolio  of an  underlying  mutual fund,  subject to our receipt of any  exemptive  relief that we are required to obtain under the Investment Company Act.  We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

Values and benefits based on  allocations to the  Sub-accounts  will vary with the investment  performance of the underlying  mutual funds or fund  portfolios,  as  applicable.  We do not  guarantee  the  investment  results of any  Sub-account.  Your Account Value allocated  to the  Sub-accounts  may increase or  decrease.  You bear the entire  investment  risk.  There is no assurance  that the
Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D
During the  accumulation  period,  assets  supporting our obligations  based on Fixed  Allocations are held in American Skandia Life
Assurance  Corporation  Separate  Account D, also  referred to as  "Separate  Account D".  Such  obligations  are based on the fixed interest  rates we credit to Fixed  Allocations  and the terms of the Annuities.  These  obligations do not depend on the investment performance of the assets in Separate Account D.  Separate Account D was established by us pursuant to Connecticut law.

There are no units in Separate  Account D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An Annuity  Owner who allocates a portion of their Account  Value to Separate  Account D does not  participate  in the  investment  gain or loss on assets maintained  in  Separate  Account  D. Such gain or loss  accrues  solely to us. We retain  the risk that the value of the  assets in
Separate  Account D may drop below the reserves and other  liabilities we must maintain.  Should the value of the assets in Separate
Account D drop below the reserve and other  liabilities we must maintain in relation to the annuities  supported by such assets,  we will transfer  assets from our general  account to Separate  Account D to make up the  difference.  We have the right to transfer to our  general  account any assets of Separate  Account D in excess of such  reserves  and other  liabilities.  We maintain  assets in
Separate Account D supporting a number of annuities we offer.

We  currently  employ  investment  managers  to manage the  assets  maintained  in  Separate  Account  D. Each  manager we employ is responsible  for  investment  management  of a different  portion of  Separate  Account D. From time to time  additional  investment managers  may be employed or  investment  managers may cease being  employed.  We are under no  obligation  to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We are not obligated to invest  according to specific  guidelines or strategies  except as may be required by Connecticut  and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying  mutual fund is registered as an open-end  management  investment  company under the Investment  Company Act. Shares of the underlying  mutual fund portfolios are sold to separate  accounts of life insurance  companies  offering variable annuity and variable life insurance products.  The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying  mutual funds in which the  Sub-accounts  invest.  However,  under SEC rules, you have voting  rights in relation  to Account  Value  maintained  in the  Sub-accounts.  If an  underlying  mutual fund  portfolio requests a vote of  shareholders,  we will vote our shares based on  instructions  received from Owners with Account Value allocated to that  Sub-account.  Owners have the right to vote an amount equal to the number of shares  attributable  to their  contracts.  If we do not receive voting  instructions  in relation to certain  shares,  we will vote those shares in the same manner and proportion as the shares  for which we have  received  instructions.  We will  furnish  those  Owners who have  Account  Value  allocated  to a
Sub-account  whose  underlying  mutual fund portfolio has requested a "proxy" vote with proxy  materials and the necessary  forms to provide us with their voting  instructions.  Generally,  you will be asked to provide instructions for us to vote on matters such as changes in a  fundamental  investment  strategy,  adoption  of a new  investment  advisory  agreement,  or matters  relating  to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia  Trust (the  "Trust") has obtained an  exemption  from the  Securities  and Exchange  Commission  that permits its investment adviser,  American Skandia Investment Services,  Incorporated ("ASISI"),  subject to approval by the Board of Trustees of the Trust, to change  sub-advisors  for a Portfolio and to enter into new sub-advisory  agreements,  without  obtaining  shareholder approval of the changes.  This exemption (which is similar to exemptions  granted to other  investment  companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient  supervision  and management of the  sub-advisors by ASISI and the  Trustees.  The Trust is  required,  under the terms of the  exemption,  to  provide  certain  information  to  shareholders following these types of changes.

Material Conflicts
It is possible that  differences  may occur between  companies  that offer shares of an  underlying  mutual fund  portfolio to their respective  separate  accounts  issuing  variable  annuities  and/or  variable life insurance  products.  Differences may also occur surrounding the offering of an underlying  mutual fund portfolio to variable life insurance  policies and variable annuity contracts that we offer.  Under certain  circumstances,  these  differences could be considered  "material  conflicts," in which case we would take  necessary  action to protect  persons with voting rights under our variable  annuity  contracts  and variable  life  insurance policies  against  persons  with  voting  rights  under other  insurance  companies'  variable  insurance  products.  If a "material conflict" were to arise between owners of variable  annuity  contracts and variable life  insurance  policies  issued by us we would take  necessary  action to treat such  persons  equitably  in  resolving  the  conflict.  "Material  conflicts"  could  arise due to differences  in voting  instructions  between  owners of variable  life  insurance  and  variable  annuity  contracts of the same or different companies.  We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia
American  Skandia or our  affiliates  have  entered  into  agreements  with the  investment  adviser or  distributor  of many of the underlying  Portfolios.  Under the terms of these agreements,  American Skandia provides  administrative and support services to the
Portfolios for which a fee is paid that is generally based on a percentage of the average assets  allocated to the Portfolios  under the Annuity.  Any fees payable  will be  consistent  with the services  rendered or the  expected  cost savings  resulting  from the arrangement.  These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American Skandia  Marketing,  Incorporated  ("ASM"),  a wholly-owned  subsidiary of American  Skandia,  Inc., is the distributor and principal  underwriter of the securities  offered  through this  prospectus.  ASM acts as the distributor of a number of annuity and life  insurance  products we offer and both American  Skandia Trust and American  Skandia  Advisor  Funds,  Inc., a family of retail mutual  funds.  ASM also acts as an  introducing  broker-dealer  through  which it receives a portion of  brokerage  commissions  in connection  with  purchases  and sales of securities  held by  portfolios of American  Skandia Trust which are offered as underlying investment options under the Annuity.

ASM's principal business address is One Corporate Drive,  Shelton,  Connecticut 06484. ASM is registered as broker-dealer  under the
Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous  basis.  ASM enters into  distribution  agreements with  independent  broker-dealers  who are registered  under the Exchange Act and with entities that may offer the Annuity but are exempt from  registration.  Applications for the Annuity are solicited by registered  representatives of those firms. Such  representatives  will also be our appointed insurance agents under state insurance law.  In addition, ASM may offer the Annuity directly to potential purchasers.

Compensation  is paid to firms on sales of the Annuity  according  to one or more  schedules.  The  individual  representative  will receive a portion of the  compensation,  depending on the practice of the firm.  Compensation  is generally based on a percentage of
Purchase  Payments  made, up to a maximum of 5.5%.  Alternative  compensation  schedules are available  that provide a lower initial commission  plus ongoing  annual  compensation  based on all or a portion of Account  Value.  We may also provide  compensation  for providing  ongoing  service to you in relation to the Annuity.  Commissions and other  compensation  paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition,  firms may receive  separate  compensation  or  reimbursement  for,  among other things,  training of sales  personnel, marketing or other services they provide to us or our affiliates.  We or ASM may enter into  compensation  arrangements with certain firms.  These  arrangements  will not be offered to all firms and the terms of such  arrangements may differ between firms. Any such compensation  will be paid by us or ASM and will not result in any additional  charge to you. To the extent  permitted by NASD rules and other  applicable laws and  regulations,  ASM may pay or allow other  promotional  incentives or payments in the form of cash or other compensation.

Advertising:  We may  advertise  certain  information  regarding  the  performance  of the  investment  options.  Details  on how we calculate  performance for the  Sub-accounts  are found in the Statement of Additional  Information.  This  information may help you review the performance of the investment  options and provide a basis for comparison with other  annuities.  This information may be less useful when  comparing  the  performance  of the  investment  options with other  savings or  investment  vehicles.  Such other investments  may not  provide  some of the  benefits  of  annuities,  or may not be  designed  for  long-term  investment  purposes.
Additionally  other savings or investment  vehicles may not be receive the  beneficial  tax treatment  given to annuities  under the
Code.

We may advertise the performance of the Portfolios in the form of "Standard" and  "Non-standard"  Total Returns  calculated for each
Sub-account.  "Standard Total Return" figures assume a hypothetical  initial  investment of $1,000 allocated to a Sub-account during the most recent,  one, five and ten year periods (or since the inception  date that the Portfolio has been offered as a Sub-account, if less).  "Standard Total Return" figures assume that the applicable  Insurance Charge and the Annual  Maintenance Fee are deducted and that the Annuity is  surrendered  at the end of the applicable  period,  meaning that any Contingent  Deferred Sales Charge that would apply upon surrender is also deducted.  "Non-standard  Total Return" figures include any performance  figures that do not meet the SEC's rules for Standard  Total Returns.  Non-standard  Total Returns may also assume that the Annual  Maintenance  Fee does not apply due to the average  Account  Value being greater than  $100,000,  where the charge is waived.  Non-standard  Total Returns are calculated  in the same  manner  as  standardized  returns  except  that the  figures  may not  reflect  all  fees and  charges.  In particular,  they may  assume  no  surrender  at the end of the  applicable  period so that the CDSC does not  apply.  Standard  and
Non-standard  Total  Returns will not reflect the  additional  asset-based  charges  that are  deducted  when you elect any optional benefits.  The additional cost associated with any optional  benefits you elected will reduce your performance.  Non-Standard  Total
Returns must be accompanied by Standard Total Returns.

Some of the  underlying  Portfolios  existed  prior to the  inception  of these  Sub-accounts.  Performance  quoted  in  advertising regarding  such  Sub-accounts  may indicate  periods during which the  Sub-accounts  have been in existence but prior to the initial offering of the Annuities,  or periods during which the underlying  Portfolios  have been in existence,  but the  Sub-accounts  have not. Such hypothetical  historical  performance is calculated using the same assumptions  employed in calculating actual performance since inception of the  Sub-accounts.  Hypothetical  historical  performance of the underlying  Portfolios prior to the existence of the Sub-accounts may only be presented as Non-Standard Total Returns.

We may advertise the  performance  of money  market-type  Sub-accounts  using a measure of the "current and  effective  yield".  The current yield of a money  market-type  Sub-account  is  calculated  based upon the previous  seven-day  period ending on the date of calculation.  The effective yield of a money  market-type  Sub-account  reflects the  reinvestment of net income earned daily on the assets of such a  Sub-account.  The current  and  effective  yields  reflect the  Insurance  Charge and the charge for any  optional benefits (if  applicable)  deducted  against the  Sub-account.  In a low interest  rate  environment,  yields for money  market-type
Sub-accounts,  after  deduction of the Insurance  Charge,  and the charge for any optional  benefits (if applicable) may be negative even though the yield (before  deducting for such charges) is positive.  Current and effective  yield  information  will  fluctuate.
This information may not provide a basis for comparisons with deposits in banks or other  institutions  which pay a fixed yield over a stated period of time, or with investment  companies which do not serve as underlying  mutual funds for variable  annuities and/or do not have additional asset-based charges deducted for the insurance protection provided by the Annuity.

Performance  information on the Sub-accounts is based on past performance only and is not an indication or  representation of future performance.  Performance of the Sub-accounts is not fixed.  Actual  performance  will depend on the type,  quality and, for some of the  Sub-accounts,  the maturities of the investments held by the underlying  mutual funds or portfolios and upon prevailing  market conditions and the response of the underlying  mutual funds to such  conditions.  Actual  performance will also depend on changes in the expenses of the underlying  mutual funds or portfolios.  Such changes are reflected,  in turn, in the Sub-accounts  which invest in such  underlying  mutual  fund or  portfolio.  In  addition,  the total  amount of  asset-based  charges  assessed  against  each
Sub-account will affect performance.

The information we may advertise  regarding the Fixed  Allocations  may include the then current  interest rates we are crediting to new Fixed  Allocations.  Information  on  current  rates  will be as of the date  specified  in such  advertisement.  Rates  will be included in  advertisements  to the extent  permitted by law. Given that the actual rates  applicable to any Fixed Allocation are as of the date of any such Fixed  Allocation's  Guarantee  Period begins,  the rate credited to a Fixed  Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute may also compare the  performance of our  Sub-accounts  with: (a) certain  unmanaged  market  indices, including but not limited to the Dow Jones Industrial  Average,  the Standard & Poor's 500, the NASDAQ 100, the Shearson Lehman Bond
Index,  the Frank Russell  non-U.S.  Universal Mean, the Morgan Stanley  Capital  International  Index of Europe,  Asia and Far East
Funds, and the Morgan Stanley Capital  International World Index; and/or (b) other management  investment  companies with investment objectives  similar to the mutual fund or portfolio  underlying the  Sub-accounts  being compared.  This may include the performance ranking assigned by various publications,  including but not limited to the Wall Street Journal,  Forbes,  Fortune, Money, Barron's,
Business Week, USA Today and  statistical  services,  including but not limited to Lipper  Analytical  Services Mutual Funds Survey,
Lipper Annuity and Closed End Survey,  the Variable  Annuity Research Data Survey,  SEI, the Morningstar  Mutual Fund Sourcebook and
the Morningstar Variable Annuity/Life Sourcebook.

American Skandia Life Assurance  Corporation may advertise its rankings and/or ratings by independent  financial  ratings  services.
Such rankings may help you in evaluating  our ability to meet our  obligations in relation to Fixed  Allocations,  pay minimum death benefits,  pay annuity  payments or administer  Annuities.  Such rankings and ratings do not reflect or relate to the performance of
Separate Account B.

AVAILABLE INFORMATION
A Statement of  Additional  Information  is available  from us without  charge upon your  request.  This  Prospectus  is part of the registration  statement we filed with the SEC regarding this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference  Section,  450 Fifth Street N.W.,  Washington,  D.C., 20549. You may inspect and copy those  registration statements  and  exhibits  thereto at the SEC's  public  reference  facilities  at the above  address,  Room 1024,  and at the SEC's
Regional Offices,  The Woolworth Building,  233 Broadway,  New York, NY and 175 W. Jackson Boulevard,  Suite 900, Chicago, IL. These
documents,   as  well  as  documents  incorporated  by  reference,   may  also  be  obtained  through  the  SEC's  Internet  Website
(http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
To the extent and only to the extent that any statement in a document  incorporated  by reference  into this  Prospectus is modified or  superseded  by a statement in this  Prospectus  or in a  later-filed  document,  such  statement is hereby deemed so modified or superseded and not part of this  Prospectus.  The Annual Report on Form 10-K for the year ended December 31, 2002  previously  filed by the Company with the SEC under the Exchange Act is incorporated by reference in this Prospectus.

We will furnish you without charge a copy of any or all of the documents  incorporated  by reference in this  Prospectus,  including any exhibits to such documents which have been  specifically  incorporated by reference.  We will do so upon receipt of your written or oral request.

HOW TO CONTACT US
You can contact us by:
|X|      calling our  Customer  Service  Team at  1-800-680-8920,  or  Skandia's  Telephone  Automated  Response  System  (STARS) at
       1-800-766-4530.
|X|      writing to us via regular mail at American Skandia - Variable  Annuities,  Attention:  Stagecoach  Annuity,  P.O. Box 7040,
       Bridgeport,  Connecticut 06601-7040 OR for express mail American Skandia - Variable Annuities, Attention: Stagecoach Annuity,
       One Corporate Drive,  Shelton,  Connecticut  06484. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
|X|      sending an email to customerservice@skandia.com or visiting our Internet Website at www.americanskandia.com.
|X|      accessing information about your Annuity through our Internet Website at www.americanskandia.com.

You can obtain account information  through Skandia's  Telephone  Automated Response System (STARS) and at  www.americanskandia.com, our  Internet  Website.  Our  Customer  Service  representatives  are also  available  during  business  hours to  provide  you with information  about your account.  You can request certain  transactions  through our telephone voice response  system,  our Internet
Website  or  through  a  customer  service  representative.  You  can  provide  authorization  for a  third  party,  including  your attorney-in-fact  acting  pursuant to a power of attorney or an  investment  professional,  to access your account  information  and perform certain  transactions on your account.  You will need to complete a form provided by us which identifies those  transactions that you wish to authorize via telephonic  and electronic  means and whether you wish to authorize a third party to perform any such transactions.  We require that you or your  representative  provide proper  identification  before performing  transactions over the telephone  or through our Internet  Website.  This may include a Personal  Identification  Number (PIN) that will be provided to you upon issue of your  Annuity or you may  establish  or change your PIN through  STARS and at  www.americanskandia.com,  our  Internet
Website.  Any third party that you  authorize  to perform  financial  transactions  on your  account will be assigned a PIN for your account.

Transactions  requested  via  telephone are recorded.  To the extent  permitted by law, we will not be  responsible  for any claims, loss,  liability or expense in connection with a transaction  requested by telephone or other  electronic  means if we acted on such transaction  instructions  after following  reasonable  procedures to identify those persons  authorized to perform  transactions on your  Annuity  using  verification  methods  which may  include a request  for your  Social  Security  number,  PIN or other form of electronic  identification.  We may be liable for losses due to  unauthorized  or fraudulent  instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic  information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular  and/or  express  mail will be the only means by which we will accept  transaction  instructions when telephonic,  facsimile,  Internet or any other electronic means are unavailable or delayed.  American  Skandia  reserves the right to limit,  restrict or  terminate  telephonic,  facsimile,  Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as  indemnification  for  liabilities  arising under the Securities Act of 1933 (the  "Securities  Act") may be permitted to directors,  officers or persons  controlling the registrant pursuant to the foregoing  provisions,  the registrant has been informed that in the opinion of the SEC such  indemnification  is against  public policy as expressed in the  Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this  Prospectus,  American  Skandia and its affiliates are not involved in any legal  proceedings  outside of the ordinary course of business.  American  Skandia and its affiliates are involved in pending and threatened  legal  proceedings in the normal course of its business,  however,  we do not anticipate that the outcome of any such legal  proceedings  will have a material adverse  affect on the  Separate  Account,  or American  Skandia's  ability to meet its  obligations  under the  Annuity,  or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How Performance Data is Calculated
|X|      Current and Effective Yield
|X|      Total Return

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Independent Auditors

Legal Experts

Financial Statements
|X|      Appendix A - American Skandia Life Assurance Corporation Variable Account B

                                     APPENDIX A - FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA

SELECTED FINANCIAL DATA (dollars in thousands)

The following table summarizes information with respect to the operations of the Company:

                                                       For the Year Ended December 31,
                                      2002            2001            2000           1999           1998
                                      ----            ----            ----           ----           ----
STATEMENTS OF INCOME DATA
Revenues:
Annuity and life insurance       $    370,004     $    388,696   $    424,578    $    289,989   $    186,211
   charges and fees (a) (b)
Fee income (b)                         97,650          111,196        130,610          83,243         50,839
Net investment income                  19,632           20,126         18,595          11,477         11,130
Net realized capital (losses)
   gains and other revenues (e)        (7,438)           2,698          4,195           3,688          1,360
                                 -------------    ------------   ------------    ------------   ------------

Total revenues                   $    479,848     $    522,716   $    577,978    $    388,397   $    249,540
                                 ============     ============   ============    ============   ============

Benefits and Expenses:
Annuity and life insurance       $      3,391     $      1,955   $        751    $        612   $        558
benefits
Change in annuity and life
   insurance policy reserves            2,741          (39,898)        49,339            (671)         1,053
   (c)
Guaranteed minimum death
   benefit claims, net of              23,256           20,370          2,618           4,785              -
   hedge (b)
Return credited to contract             5,196            5,796          8,463          (1,639)        (8,930)
owners
Underwriting, acquisition and
   other insurance expenses           188,728          196,755        150,597         125,434         86,306
Amortization of deferred
   acquisition costs (b) (d)          510,059          224,047        184,616          83,861         86,628
Interest expense                       14,544           73,424         85,998          69,502         41,004
                                 ------------     ------------   ------------    ------------   ------------

Total benefits and expenses      $    747,915     $    482,449   $    482,382    $    281,884   $    206,619
                                 ============     ============   ============    ============   ============

Income tax (benefit) expense     $   (102,810)    $      7,168   $     30,779    $     30,344   $      8,154
                                 ============     ============   ============    ============   ============

Net (loss) income                $   (165,257)    $     33,099   $     64,817    $     76,169   $     34,767
                                 ============     ============   ============    ============   ============

STATEMENTS OF FINANCIAL
CONDITION DATA
Total assets (b)                 $ 23,708,585     $ 28,009,782   $ 31,702,705    $ 30,881,579   $ 18,848,273
                                 ============     ============   ============    ============   ============

Future fees payable to parent    $    708,249     $    799,472   $    934,410    $    576,034   $    368,978
                                 ============     ============   ============    ============   ============

Surplus notes                    $    110,000     $    144,000   $    159,000    $    179,000   $    193,000
                                 ============     ============   ============    ============   ============

Shareholder's equity             $    683,061     $    577,668   $    496,911    $    359,434   $    250,417
                                 ============     ============   ============    ============   ============

a.       On annuity and life insurance sales of $3,472,044, $3,834,167, $8,216,167, $6,862,968, and $4,159,662, during the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively, with contract owner assets under management of $21,894,636,
     $26,017,847, $29,751,822, $29,396,693, and $17,854,761, as of December 31, 2002, 2001, 2000, 1999, and 1998, respectively.
b.       These items are significantly impacted by equity market volatility.
c.       For the year ended December 31, 2000, change in annuity and life insurance policy reserves reflected increases to those reserves for guaranteed minimum death benefit ("GMDB") exposure.  For the year ended December 31, 2001, the Company changed certain of its assumptions related to its GMDB exposure resulting in a benefit to operations.  See Results of Operations in
     Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") for a further discussion.
d.       During the year ended December 31, 2002, the Company recorded an acceleration of amortization of $206,000 against the deferred acquisition cost asset.  See the MD&A for a further discussion.
e.       Net realized capital (losses) gains and other revenues include $5,845 of net realized capital losses on sales of securities during 2002 and an other than temporary impairment charge of $3,769 recorded during 2002 on the Company's equity securities.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (dollars in thousands)

Management's  Discussion  and Analysis of Financial  Condition  and Results of  Operations  should be read in  conjunction  with the consolidated financial statements and the notes thereto and Item 6, Selected Financial Data.

 Results of Operations
 ---------------------

Annuity and life insurance sales were  $3,472,044,  $3,834,167 and $8,216,167,  in 2002, 2001 and 2000,  respectively.  The decrease in sales in 2002 and 2001 was  primarily  the result of the general  decline in sales in the  industry,  attributed in large part to the continued  uncertainty in the equity markets. In addition,  the Company believes uncertainty  regarding its future ownership has adversely  impacted  sales,  primarily  in the latter  part of 2002.  The  Company  announced,  in the first  quarter  of 2002,  its intention to focus on the growth of its core variable annuity business.

Average assets under management totaled  $23,637,559 in 2002,  $26,792,877 in 2001 and $31,581,902 in 2000,  representing a decrease of 12% and 15% in 2002 and 2001,  respectively,  due primarily to weak equity  markets.  The decrease in annuity and life  insurance charges and fees and fee income before  surrender  charge income and  reinsurance  was  consistent  with the decline in assets under management.  Surrender  charge income  increased in 2002 as compared to 2001.  This was caused by higher lapses when compared to the applicable  prior year periods,  and was primarily  attributable,  the Company  believes,  to concerns by contract  holders,  rating agencies and the Company's  distribution  channels,  surrounding  the  uncertainty  in the equity markets and its impact on variable annuity  companies  generally and, prior to the  announcement of the Acquisition,  uncertainty  concerning the Company's future (See
Liquidity and Capital Resources for rating agency actions).

Net realized  capital losses in 2002 were primarily  from $9,593 of losses on sales and $3,769 of  other-than-temporary  impairments of mutual fund  investments  that are held in support of a deferred  compensation  program for certain of the  Company's  employees.
The deferred  compensation  program losses were offset by net gains of $3,746 during 2002 on sales of fixed maturities.  Included in those net gains on sales of fixed maturities for 2002, was a realized loss of approximately  $1,236 on the sale of a WorldCom,  Inc.
bond. The net capital gains in 2001 related  primarily to sales of fixed maturity  investments,  were partially  offset by losses on securities in the fixed  maturity  portfolio.  The most  significant  loss was $2,636 related to Enron  securities.  In addition net realized  capital  losses  of $3,534 in 2001  were  incurred  due to sales of mutual  fund  holdings  in  support  of the  Company's non-qualified deferred compensation program.

The change in annuity and life insurance policy reserves  includes  changes in reserves related to annuity  contracts with mortality risks.  During 2001, the Company's  Guaranteed Minimum Death Benefit ("GMDB") reserve decreased $43,984,  as the result of an update of certain  reserve  assumptions as to risks inherent in the benefit.  Previous  assumptions  had been based on statutory  valuation principles as an approximation  for U.S. GAAP. In addition,  future  mortality rates were lowered in 2001 to reflect  favorable past experience.  However,  offsetting  the  resulting  increase in earnings  and equity as a result of changes in the GMDB  liability in
2001,  assumptions  related to GMDB claim  costs were also  updated in the  calculation  of the  deferred  acquisition  cost  asset, resulting in additional amortization of this asset.

The Company uses  derivative  instruments,  which  consist of equity  option  contracts for risk  management  purposes,  and not for trading or  speculation.  The Company hedges the economic GMDB exposure  associated  with equity market  fluctuations.  GMDB claims, net of hedge,  consist of GMDB claims offset by the mark to market and realized  capital  gain/loss  results of the Company's option contracts.  During 2002 and 2001,  the  fluctuations  in GMDB  claims,  net of hedge,  were  driven by an increase in hedge  related benefits of $19,776 and  $14,646,  respectively.  Hedge  related  benefits  were  partially  offset by  increases  in GMDB claims of
$22,662 and $32,398 during 2002 and 2001, respectively.

Return credited to contract owners consists  primarily of net investment  results from the Company's  fixed,  market value adjusted, separate account  investment  option and changes in the Company's  experience rated  reinsurance  receivables.  The decrease in 2002 was primarily due to increased net investment  results on the Company's fixed,  market value adjusted,  separate account  investment option.  As the equity markets decline,  movement from variable  investment  options to fixed investment  options,  primarily due to one of the  Company's  product  features,  has  increased  the assets  invested in the fixed  separate  account  investment  option.
Included in 2002 net investment results is $9,849 of realized and unrealized losses on certain  securities,  of which $5,427 related to  WorldCom,  Inc.  bonds.  The  increase  in net  investment  results  was  partially  offset by a decrease  in  experience  rated reinsurance  receivables  in 2002 due to unfavorable  experience on certain blocks of variable  annuity  business.  In 2001,  return credited to contract  owners  decreased  primarily  due to favorable  experience  on certain  blocks of variable  annuity  contracts increasing the experience rated reinsurance  receivable.  Partially  offsetting the 2001 decrease is net investment losses of $1,662 related to Enron securities.

Underwriting, acquisition and other insurance expenses for 2002, 2001 and 2000 were as follows:

                                                        2002              2001               2000
                                                        ----              ----               ----
Commissions and purchase credits                         $   287,612       $   248,187         $   430,743
General operating expenses                                   145,438           157,704             214,957
Acquisition costs deferred                                  (244,322)         (209,136)           (495,103)
                                                         -----------       -----------         -----------
Underwriting,   acquisition   and   other   insurance
     expenses                                            $   188,728       $   196,755         $   150,597
                                                         ===========       ===========         ===========

New products  launched,  as well as a larger  proportion of sales of products with higher  commissions as compared to 2001 led to an increase in  commissions  and purchase  credits  during  2002.  Lower sales and asset  levels led to a decrease in  commissions  and purchase credits during 2001.  Partially  offsetting this decline in 2001, the company launched a commission  promotion program that increased  commissions  as a percentage of new sales.  Commission  promotions in 2002 were  approximately  equivalent as compared to
2001.

General  operating  expenses  decreased  during  2002 and 2001 as a result of lower  sales-based  compensation,  as well as  expense reduction  programs  implemented during 2001 and continued strong expense  management in 2002.  Variable  compensation and long-term incentive plan expenses have decreased due to the slowdown in sales and the decline in the equity markets.

Amortization  of deferred  acquisition  costs  increased over the past two years, in general,  due to the further  depressed  equity markets in 2002 and 2001,  thereby  decreasing  expectations  of future gross profits and actual gross profits from asset based fees and  increased  expected and actual claim costs  associated  with minimum death benefit  guarantees.  During 2002,  the Company also performed a  recoverability  study and an analysis of its  short-term  assumptions  of future  gross  profits and  determined  those assumptions  of future  profits  to be  excessive.  This  analysis  resulted  in a current  year  acceleration  of  amortization  of
$206,000.  During 2002 and 2001,  the Company  also updated its future  estimated  gross  profits with respect to certain  mortality assumptions  reflecting  actual  experience and the decline in the equity markets  resulting in additional  increased  amortization.
See Note 2 of Notes to Consolidated Financial Statements for a further discussion on amortization of deferred acquisition costs.

Interest  expense  decreased during 2002 primarily due to lower interest expense related to the future fees payable to ASI liability
(See Note 8). Interest  expense on these  obligations is driven by the cash flows from the underlying  annuity  contracts  acting as collateral.  Due to the depressed  asset values of those annuity  contracts  driven by the decline in the equity  markets,  the cash flows, and therefore the interest  expense,  decreased from prior year levels.  Interest expense  decreased in 2001 as a result of a reduction in borrowing.

The Company's  income tax  (benefit)  expense  varies  directly with  increases or decreases in (loss) income from  operations.  The effective income tax rate varied from the corporate rate of 35% due primarily to the deduction for dividends received.

Total assets and  liabilities  decreased  $4,301,197 and  $4,406,590,  respectively,  from December 31, 2001.  This change  resulted primarily from the declining equity markets.

 Significant Accounting Policies
 -------------------------------

 Deferred Acquisition Costs

The costs of acquiring  new business,  which vary with and are primarily  related to new business  generated,  are deferred,  net of reinsurance.  These costs include  commissions,  purchase  credits,  costs of contract  issuance,  and certain selling expenses that vary with production.

The Company uses the  retrospective  deposit  method for  amortizing  deferred  acquisition  costs.  This method results in deferred acquisition  costs being  amortized in proportion to expected gross profits from surrender  charges and policy and asset based fees, net of  operating  and claim  costs.  The  deferred  acquisition  cost asset is  adjusted  retrospectively  and  prospectively  when estimates  of current and future  gross  profits to be realized  from a group of  products  are  revised.  Critical  assumptions  in estimating  gross profits  include those for  surrenders,  long-term fund growth rate,  expenses and death  benefits.  The long-term fund growth rate, in large part,  determines  the estimated  future asset levels on which the most  significant  revenues are based.
The Company's  long-term fund growth rate assumption is 8% (net of charges assessed  against the underlying  mutual fund, but before charges assessed at the separate  account and contract  level).  When current period actual asset growth is greater or less than the
Company's  long-term  expectation,  the Company adjusts the short-term asset growth rate to a level that will allow the Company,  in the short-term,  to resume the long-term asset growth rate  expectation.  The short-term asset growth rate is subject to constraints surrounding  actual market  conditions.  If the Company's  long-term fund growth rate assumption was 7% instead of 8%, the Company's deferred acquisition cost asset at December 31, 2002 would be reduced by $26,273.

 Future Fees Payable to ASI

In a series of  transactions  with ASI,  the Company  transferred  certain  rights to receive a portion of future fees and  contract charges expected to be realized on designated blocks of deferred annuity contracts.

The proceeds  from the  transfers  have been recorded as a liability and are being  amortized  over the remaining  surrender  charge period of the  designated  contracts  using the interest  method.  The Company did not transfer the right to receive future fees and charges after the expiration of the surrender charge period.

In connection with these  transactions,  ASI, through special purpose trusts,  issued  collateralized  notes in private  placements, which are secured by the rights to receive future fees and charges purchased from the Company.

Under the terms of the securitization  purchase  agreements,  the rights  transferred  provide for ASI to receive a percentage (60%,
80% or 100% depending on the underlying  commission  option) of future  mortality and expense charges and contingent  deferred sales charges,  after  reinsurance,  expected to be realized  over the  remaining  surrender  charge  period of the  designated  contracts
(generally  6 to 8 years).  The  liability  for future fees payable to ASI at the balance  sheet date is based on the  consideration received less principal  repayments  according to amortization  schedules that were developed at the inception of the  transactions.
If actual  mortality  and expense  charges and  contingent  deferred  sales  charges are less than those  projected  in the original amortization  schedules,  calculated on a transaction  by transaction  basis,  ASI has no recourse  against the Company.  As account values  associated  with the  designated  contracts  have  declined,  consistent  with the  overall  decline in the equity  markets, historical  mortality  and  expense  charges  have been lower than  expected  on certain  transactions  and it is likely that future mortality and expense  charges,  on those same  transactions,  will be lower than originally  projected.  As a result,  the ultimate cash flows  associated  with these  transactions  that will  transfer  to ASI may be lower than the current  carrying  amount of the liability.

The Company has determined,  using  assumptions for lapses,  mortality,  free  withdrawals and a long-term fund growth rate of 8% on the Company's assets under management, that the present value of future payments to ASI would be $429,773.

 Deferred Taxes

The Company  evaluates the necessity of recording a valuation  allowance against its deferred tax asset in accordance with Statement of Financial  Accounting  Standards No. 109,  Income Taxes ("SFAS 109"). In performing this  evaluation,  the Company  considers all available  evidence  in making  the  determination  as to  whether  it is more  likely  than not that  deferred  tax  assets are not realizable.  For the Company,  that evidence  includes:  cumulative  U.S. GAAP pre-tax  income in recent years past,  whether or not operating  losses have expired  unused in the past,  the length of  remaining  carryback or  carryforward  periods,  and net taxable income or loss  expectations  in early future years.  The net taxable  income or loss  projections  are based on profit  assumptions consistent with those used to amortize deferred acquisition costs (see above discussion on deferred acquisition costs).

As of December 31, 2002, the Company has  approximately  $361,000  gross  deferred tax assets  related  principally to net operating loss  carryforwards  that  expire  in 2016 and 2017 and  insurance  reserve  differences.  After  considering  the  impact  of gross reversing  temporary  liabilities of $323,000,  the Company  estimates that the Company will generate  sufficient  taxable income to fully utilize gross deferred tax assets within 2 years (prior to the expiration of the net operating losses).

 Liquidity and Capital Resources
 -------------------------------

The Company's liquidity requirements have generally been met by cash from insurance operations,  investment  activities,  borrowings from ASI, reinsurance, capital contributions and securitization transactions with ASI (see Note 8).

The  Company's  cash from  insurance  operations  is primarily  comprised of fees  generated  off of assets under  management,  less commission  expense on sales,  sales and marketing  expenses and other operating  expenses.  Fund  performance  driven by the equity markets  directly impact assets under management and therefore,  the fees the Company can generate off of those assets.  During 2002 and 2001, assets under management  declined  consistent with the equity market declines resulting in reductions in fee revenues.  In addition,  the  equity  markets  impact  sales  of  variable  annuities.  As sales  have  declined  in a  declining  equity  market, non-promotional  commission  expense  declined,  however,  in order to boost sales  levels,  the Company has offered  various  sales promotions increasing the use of cash for commission expense.

In order to fund the cash strain  generated from  acquisition  costs on current sales, the Company has relied on cash generated from its direct insurance  operations as well as reinsurance and securitization  transactions.  The Company has used modified coinsurance reinsurance  arrangements  whereby the  reinsurer  shares in the  experience  of a specified  book of  business.  These  reinsurance transactions  result in the Company  receiving  from the reinsurer an upfront  ceding  commission  on the book of business  ceded in exchange for the reinsurer  receiving , the future fees  generated from that book of business.  These  reinsurance  agreements  also mitigate the recoverability  risk associated with the payment of up-front  commissions and other acquisition costs.  Similarly,  the
Company has entered into securitization  transactions  whereby the Company issues to ASI, in exchange for cash, the right to receive future fees  generated  off of a specific  book of  business.  On April 12,  2002,  the Company  entered  into a new  securitization transaction  with ASI. This  transaction  covers  designated  blocks of business  issued from November 1, 2000 through  December 31,
2001.  The  estimated  present  value of the  transaction  at April 12,  2002,  using a discount  rate of 6.00%,  was  approximately
$101,713.

As of December 31, 2002, 2001 and 2000, the Company had short-term  borrowings of $10,000,  $10,000 and $10,000,  respectively,  and had  long-term  surplus notes  liabilities  of $110,000,  $144,000 and $159,000,  respectively.  During 2002,  the Company  borrowed
$263,091 and paid back $263,091  related to short-term  borrowing.  During 2002 and 2001, the Company  received  permission from the
State of Connecticut  Insurance Department to pay down surplus notes in the amount of $34,000 and $15,000,  respectively.  See Notes
14 and 15 of Notes  to  Consolidated  Financial  Statements  for  more  information  on  surplus  notes  and  short-term  borrowing, respectively.

As of December 31, 2002, 2001 and 2000,  shareholder's  equity totaled $683,061,  $577,668 and $496,911,  respectively.  The Company received capital  contributions  of $259,720 and $48,000 from ASI during 2002 and 2001,  respectively.  Of this,  $4,520 and $2,500, respectively,  was used to support its  investment in Skandia  Vida.  Net (loss)  income of  ($165,257)  and $33,099,  for the years ended December 31, 2002 and 2001, respectively, contributed to the respective changes in shareholder's equity in 2002 and 2001.

The National Association of Insurance  Commissioners  ("NAIC") requires insurance companies to report information  regarding minimum
Risk Based Capital ("RBC")  requirements.  These requirements are intended to allow insurance  regulators to identify companies that may need regulatory  attention.  The RBC model law requires that insurance  companies  apply various  factors to asset,  premium and reserve items,  all of which have inherent risks.  The formula  includes  components for asset risk,  insurance risk,  interest rate risk and business risk.  The Company has complied with the NAIC's RBC reporting  requirements  and has total  adjusted  capital well above required capital.

During 2002,  all of the major rating  agencies  reviewed the U.S. life  insurance  sector,  including  the Company.  Based on these reviews the rating  agencies  have  evolving  concerns  surrounding  the risk  profile of variable  annuity  companies  due to their significant  exposure  to equity  market  performance.  This  exposure  has  resulted,  and may  continue  to  result,  in  earnings volatility.  Based on the reviews made during 2002, the following ratings actions took place:

On May 8,  2002,  Fitch  Ratings  downgraded  the  Company's  "insurer  financial  strength"  rating to A+ from AA- with a  "stable"
outlook.

On September 19, 2002,  Fitch Ratings lowered the Company's  "insurer  financial  strength"  rating to A- from A+ with an "evolving"
outlook.

On September 27, 2002, A.M. Best Co. lowered the Company's "financial strength" rating to A- from A with negative implications.

On October 16, 2002,  Standard and Poor's lowered the Company's  "counter party credit" and "financial  strength" ratings to A- from
A+ with a negative outlook and removed the Company from Credit Watch.

Subsequent  to the  announcement  of the  Acquisition,  Standard  and  Poor's  placed  the  Company  on  CreditWatch  with  positive implications.

 Effects of Inflation
 --------------------

The rate of inflation has not had a significant effect on the Company's financial statements.

Outlook
-------

The Company believes that it is well positioned to retain and enhance its position as a leading  provider of financial  products for long-term  savings and retirement  purposes as well as to address the economic impact of premature death,  estate planning  concerns and supplemental  retirement  needs. The Company has renewed its focus on its core variable annuity  business,  offering  innovative long-term  savings and income products,  strengthening its wholesaling  efforts and providing  consistently good customer service in order to gain market share and improve profitability in an increasingly competitive market.

The  Gramm-Leach-Bliley  Act of 1999 (the Financial Services  Modernization Act) permits  affiliation among banks,  securities firms and insurance  companies.  This legislative change has created  opportunities for continued  consolidation in the financial services industry and increased competition as large companies offer a wide array of financial products and services.

Various  other  legislative  initiatives  could impact the Company such as pension  reform and capital gains and estate tax changes.
These  include the  proposed  exclusion  from tax for  corporate  dividends,  potential  changes to the  deductibility  of dividends received from the Company's  separate accounts and newly proposed  tax-advantaged  savings programs.  Additional  pension reform may change current tax deferral rules and allow increased  contributions to retirement  plans,  which may lead to higher  investments in tax-deferred  products and create  growth  opportunities  for the Company.  A capital  gains tax  reduction  may cause  tax-deferred products to be less attractive to consumers, which could adversely impact the Company.

In addition,  NAIC  statutory  reserving  guidelines  and/or  interpretations  of those  guidelines  may change in the future.  Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

 Forward Looking Information
 ---------------------------

The Private Securities  Litigation Reform Act of 1995 (the "1995 Act") provides a "safe harbor" for forward-looking  statements,  so long as those statements are identified as forward-looking,  and the statements are accompanied by meaningful  cautionary statements that identify  important  factors that could cause actual results to differ  materially  from those  discussed in the statement.  We want to take advantage of these safe harbor provisions.

Certain  information  contained in the  Management's  Discussion  and Analysis of Financial  Condition  and Results of Operations is
forward-looking within the meaning of the 1995 Act or Securities and Exchange Commission rules.

These  forward-looking  statements  rely on a number  of  assumptions  concerning  future  events,  and are  subject  to a number of significant  uncertainties  and results may differ  materially  from these  statements.  You should not put undue  reliance on these forward-looking  statements.  We disclaim any intention or obligation to update or revise forward-looking  statements,  whether as a result of new information, future events or otherwise.

 QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company is subject to potential  fluctuations in earnings and the fair value of certain of its assets and  liabilities,  as well as variations in expected cash flows due to changes in market  interest rates and equity prices.  The following  discussion  focuses on specific  exposures the Company has to interest rate and equity price risk and describes  strategies  used to manage these risks, and includes  "forward-looking  statements" that involve risk and uncertainties.  The discussion is limited to financial instruments subject to market risks and is not intended to be a complete discussion of all of the risks to which the Company is exposed.

 Interest Rate Risk
 ------------------

Fluctuations  in interest rates can  potentially  impact the Company's  profitability  and cash flows.  At December 31, 2002, 91% of assets held under  management  by the Company are in  non-guaranteed  Separate  Accounts for which the  Company's  interest rate and equity  market  exposure is not  significant,  as the contract  owner  assumes  substantially  all of the  investment  risk.  Of the remaining  9% of  assets,  the  interest  rate risk from  contracts  that  carry  interest  rate  exposure  is  managed  through  an asset/liability matching program which takes into account the risk variables of the insurance liabilities supported by the assets.

At December 31, 2002, the Company held fixed maturity  investments in its general  account that are sensitive to changes in interest rates. These securities are held in support of the Company's fixed immediate  annuities,  fixed supplementary  contracts,  the fixed investment option offered in its variable life insurance  contracts,  and in support of the Company's target solvency  capital.  The
Company has a conservative  investment  philosophy with regard to these investments.  All investments are investment grade corporate securities, government agency or U.S. government securities.

The Company's  deferred  annuity  products  offer a fixed  investment  option which  subjects the Company to interest rate risk. The fixed option  guarantees a fixed rate of interest for a period of time  selected by the contract  owner.  Guarantee  period  options available range from one to ten years.  Withdrawal of funds,  or transfer of funds to variable  investment  options,  before the end of the guarantee  period subjects the contract owner to a market value  adjustment  ("MVA").  In the event of rising interest rates, which make the fixed  maturity  securities  underlying  the  guarantee  less  valuable,  the MVA could be negative.  In the event of declining  interest  rates,  which make the fixed maturity  securities  underlying  the guarantee  more  valuable,  the MVA could be positive.  The resulting  increase or decrease in the value of the fixed option,  from calculation of the MVA, should  substantially offset the increase or decrease in the market  value of the  securities  underlying  the  guarantee.  The Company  maintains  strict asset/liability  matching  to  enable  this  offset.  However,  the  Company  still  takes on the  default  risk for the  underlying securities,  the interest rate risk of  reinvestment  of interest  payments and the risk of failing to maintain the  asset/liability matching program with respect to duration and convexity.

Liabilities held in the Company's  guaranteed separate account as of December 31, 2002 totaled $1,828,048.  Assets,  primarily fixed income  investments,  supporting those liabilities had a fair value of $1,828,048.  The Company performed a sensitivity  analysis on these  interest-sensitive  liabilities and assets at December 31, 2002. The analysis showed that an immediate  decrease of 100 basis points in interest rates would result in a net increase in liabilities and the  corresponding  assets of  approximately  $69,150 and
$68,500,  respectively.  An analysis of a 100 basis point decline in interest  rates at December 31, 2001,  showed a net increase in interest-sensitive liabilities and the corresponding assets of approximately $39,800 and $39,900, respectively.

 Equity Market Exposure
 ----------------------

The primary  equity market risk to the Company comes from the nature of the variable  annuity and variable life products sold by the
Company.  Various  fees and  charges  earned  are  substantially  derived  as a  percentage  of the  market  value of  assets  under management.  In a market decline,  this income will be reduced.  This could be further  compounded by customer  withdrawals,  net of applicable  surrender  charge  revenues,  partially  offset by transfers to the fixed option  discussed  above. A 10% decline in the market value of the assets under  management at December 31, 2002,  sustained  throughout  2003, would result in an approximate drop in related mortality and expense charges and annual fee income of $36,350.

Another  equity  market risk  exposure of the Company  relates to guaranteed  minimum  death  benefit  payments.  Declines in equity markets and,  correspondingly,  the  performance of the funds  underlying the Company's  products,  increase  exposure to guaranteed minimum death benefit  payments.  As discussed in Note 2D of the  consolidated  financial  statements,  the Company uses  derivative instruments to hedge against the risk of  significant  decreases in equity  markets.  Prior to the  implementation  of this program, the Company used reinsurance to mitigate this risk.

The Company has a portfolio of equity investments  consisting of mutual funds, which are held in support of a deferred  compensation program.  In the event of a decline in market values of underlying  securities,  the value of the portfolio  would decline;  however the accrued benefits payable under the related deferred compensation program would decline by a corresponding amount.

Estimates of interest rate risk and equity price risk were  obtained  using  computer  models that take into  consideration  various assumptions  about the future.  Given the  uncertainty  of future  interest rate  movements,  volatility  in the equity  markets and consumer behavior, actual results may vary from those predicted by the Company's models.

                                            AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                                                   Report of Independent Auditors

To the Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the consolidated  statements of financial  condition of American  Skandia Life Assurance  Corporation (the "Company"
which is an indirect  wholly-owned  subsidiary of Skandia  Insurance Company Ltd.) as of December 31, 2002 and 2001, and the related consolidated  statements  of income,  shareholder's  equity and cash flows for each of the three years in the period ended  December
31, 2002. These  consolidated  financial  statements are the  responsibility of the Company's  management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing  standards  generally  accepted in the United States.  Those  standards  require that we plan and perform the audit to obtain  reasonable  assurance  about  whether the  financial  statements  are free of material misstatement.  An audit  includes  examining,  on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates made by management,  as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects,  the consolidated  financial position of American  Skandia Life  Assurance  Corporation  at December  31, 2002 and 2001,  and the  consolidated  results of their operations  and their cash flows for each of the three years in the period ended  December 31, 2002, in conformity  with  accounting principles generally accepted in the United States.

As discussed in Note 2, in 2002 the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other
Intangible Assets.

As discussed in Note 2, effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133,
Accounting for Derivative Instruments and Hedging Activities.

/s/ Ernst & Young LLP

Hartford, Connecticut
February 3, 2003

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                           Consolidated Statements of Financial Condition
                                                 (in thousands, except share data)

                                                                           As of December 31,
                                                                          2002            2001
                                                                          ----            ----
ASSETS
------
Investments:
   Fixed maturities - at fair value (amortized cost of $379,422
     and $356,882, respectively)                                     $       398,601 $       362,831
   Equity securities - at fair value (amortized cost of $52,017
     and $49,886, respectively)                                               51,769          45,083
   Derivative instruments - at fair value                                     10,370           5,525
   Policy loans                                                                7,559           6,559
                                                                     --------------- ---------------

     Total investments                                                       468,299         419,998

Cash and cash equivalents                                                     51,339               -
Accrued investment income                                                      4,196           4,737
Deferred acquisition costs                                                 1,117,544       1,383,281
Reinsurance receivable                                                         5,447           7,733
Receivable from affiliates                                                     3,961           3,283
Income tax receivable                                                              -          30,537
Deferred income taxes                                                         38,206               -
Fixed assets, at depreciated cost (accumulated depreciation of
$7,555 and $4,266, respectively)                                              12,132          17,752
Other assets                                                                 101,848         103,912
Separate account assets                                                   21,905,613      26,038,549
                                                                     --------------- ---------------

     Total assets                                                    $    23,708,585 $    28,009,782
                                                                     =============== ===============

LIABILITIES AND SHAREHOLDER'S EQUITY
------------------------------------
Liabilities:
Reserves for future policy and contract benefits                     $       149,349 $        91,126
Accounts payable and accrued expenses                                        133,543         192,952
Income tax payable                                                             6,547               -
Deferred income taxes                                                              -          54,980
Payable to affiliates                                                          2,223         101,035
Future fees payable to American Skandia, Inc. ("ASI")                        708,249         799,472
Short-term borrowing                                                          10,000          10,000
Surplus notes                                                                110,000         144,000
Separate account liabilities                                              21,905,613      26,038,549
                                                                     --------------- ---------------

     Total liabilities                                                    23,025,524      27,432,114
                                                                     --------------- ---------------

Commitments and contingent liabilities (Note 18)

Shareholder's equity:
Common stock, $100 par value, 25,000 shares authorized,
   issued and outstanding                                                      2,500           2,500
Additional paid-in capital                                                   595,049         335,329
Retained earnings                                                             73,821         239,078
Accumulated other comprehensive income                                        11,691             761
                                                                     --------------- ---------------

     Total shareholder's equity                                              683,061         577,668
                                                                     --------------- ---------------

     Total liabilities and shareholder's equity                      $    23,708,585 $    28,009,782
                                                                     =============== ===============

                                          See notes to consolidated financial statements.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                                 Consolidated Statements of Income
                                                           (in thousands)

                                                                       For the Years Ended December 31,
                                                                      2002          2001           2000
                                                                      ----          ----           ----

REVENUES
--------

Annuity and life insurance charges and fees                       $    370,004  $    388,696  $    424,578
Fee income                                                              97,650       111,196       130,610
Net investment income                                                   19,632        20,126        18,595
Net realized capital (losses) gains                                     (9,614)          928          (688)
Other                                                                    2,176         1,770         4,883
                                                                  ------------  ------------  ------------

   Total revenues                                                      479,848       522,716       577,978
                                                                  ------------  ------------  ------------

EXPENSES
--------

Benefits:
   Annuity and life insurance benefits                                   3,391         1,955           751
   Change in annuity and life insurance policy reserves                  2,741       (39,898)       49,339
   Guaranteed minimum death benefit claims, net of hedge                23,256        20,370         2,618
   Return credited to contract owners                                    5,196         5,796         8,463
                                                                  ------------  ------------  ------------

     Total benefits                                                     34,584       (11,777)       61,171

Other:
   Underwriting, acquisition and other insurance
     expenses                                                          188,728       196,755       150,597
   Amortization of deferred acquisition costs                          510,059       224,047       184,616
   Interest expense                                                     14,544        73,424        85,998
                                                                  ------------  ------------  ------------

                                                                       713,331       494,226       421,211
                                                                  ------------  ------------  ------------

   Total benefits and expenses                                         747,915       482,449       482,382
                                                                  ------------  ------------  ------------

     (Loss) income from operations before income tax
(benefit) expense                                                     (268,067)       40,267        95,596

       Income tax (benefit) expense                                   (102,810)        7,168        30,779
                                                                  ------------  ------------  ------------

         Net (loss) income                                        $   (165,257) $     33,099  $     64,817
                                                                  ============  ============  ============

                                          See notes to consolidated financial statements.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                          Consolidated Statements of Shareholder's Equity
                                                           (in thousands)

                                                                                    Accumulated Other
                                                                                  Comprehensive Income
                                                                               ----------------------------
                                                                               -------------- -------------
                                                      Additional                  Foreign      Unrealized
                                          Common        Paid in    Retained      Currency        Gains
                                            Stock       Capital     Earnings    Translation     (Losses)       Total
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
 As of December 31, 1999                      $2,500     $215,879    $141,162        $148          ($255)      $359,434
Net income                                                             64,817                                    64,817
Other comprehensive income:
   Unrealized capital gains                                                                          843            843
   Reclassification adjustment for
realized losses included in net
realized capital (losses) gains                                                                      433            433
   Foreign currency translation                                                       (66)                          (66)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive income                                                                                        1,210
                                                                                                            ------------
                                                                                                            ------------
Comprehensive income                                                                                             66,027
Capital contributions                                      71,450                                                71,450
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2000                        2,500      287,329     205,979          82          1,021        496,911
Net income                                                             33,099                                    33,099
Other comprehensive loss:
   Unrealized capital losses                                                                        (261)          (261)
   Reclassification adjustment for
realized gains included in net
realized capital (losses) gains                                                                      (14)           (14)
   Foreign currency translation                                                       (67)                          (67)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive loss                                                                                           (342)
                                                                                                            ------------
                                                                                                            ------------
Comprehensive income                                                                                             32,757
Capital contributions                                      48,000                                                48,000
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2001                        2,500      335,329     239,078          15            746        577,668
Net loss                                                             (165,257)                                 (165,257)
Other comprehensive income:
   Unrealized capital gains                                                                       10,434         10,434
   Reclassification adjustment for
realized losses included in net
realized capital (losses) gains                                                                    1,126          1,126
   Foreign currency translation                                                      (630)                         (630)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive income                                                                                       10,930
                                                                                                            ------------
                                                                                                            ------------
Comprehensive loss                                                                                             (154,327)
Capital contributions                                     259,720                                               259,720
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2002                       $2,500     $595,049     $73,821       $(615)       $12,306       $683,061

Unrealized  capital  gains  (losses)  is shown net of tax  expense  (benefit)  of $5,618,  ($140) and $454 for 2002,  2001 and 2000,
respectively.  Reclassification  adjustment for realized  losses (gains)  included in net realized  capital  (losses) gains is shown net of tax expense  (benefit) of $606, ($8) and $233 for 2002, 2001 and 2000,  respectively.  Foreign currency  translation is shown net of tax benefit of $339, $36 and $36 for 2002, 2001 and 2000, respectively.

                                          See notes to consolidated financial statements.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                               Consolidated Statements of Cash Flows
                                                           (in thousands)

                                                                         For the Years Ended December 31,
                                                                           2002        2001        2000
                                                                           ----        ----        ----
Cash flow from operating activities:
   Net (loss) income                                                    $ (165,257) $   33,099  $   64,817
   Adjustments to reconcile net (loss) income to net
     cash (used in) provided by operating activities:
     Amortization and depreciation                                          21,649      13,374       5,758
     Deferral of acquisition costs                                        (244,322)   (209,136)   (495,103)
     Amortization of deferred acquisition costs                            510,059     224,047     184,616
     Deferred tax (benefit) expense                                        (99,071)     46,215      60,023
     Change in unrealized (gains) losses on derivatives                     (5,149)      2,902      (2,936)
     Increase (decrease) in policy reserves                                  3,293     (38,742)     50,892
     (Decrease) increase in net receivable/payable to affiliates           (99,490)    103,496     (72,063)
     Change in net income tax receivable/payable                            37,084       4,083     (58,888)
     Increase in other assets                                               (9,546)    (12,105)    (65,119)
     Decrease (increase) in accrued investment income                          541         472      (1,155)
     Decrease (increase) in reinsurance receivable                           2,286      (1,849)        420
     (Decrease) increase in accounts payable and accrued
expenses                                                                   (59,409)     55,912     (21,550)
     Net realized capital (gains) losses on derivatives                    (26,654)    (14,929)      5,554
     Net realized capital losses (gains) on investments                      9,616        (928)        688
                                                                        ----------  ----------  ----------
       Net cash (used in) provided by operating activities                (124,370)    205,911    (344,046)
                                                                        ----------  ----------  ----------

Cash flow from investing activities:
     Purchase of fixed maturity investments                               (388,053)   (462,820)   (380,737)
     Proceeds from sale and maturity of fixed
       maturity investments                                                367,263     390,816     303,736
     Purchase of derivatives                                               (61,998)   (103,533)    (14,781)
     Proceeds from exercise or sale of derivative instruments               88,956     113,051       5,936
     Purchase of shares in equity securities and dividend
reinvestments                                                              (49,713)    (55,430)    (18,136)
     Proceeds from sale of shares in equity securities                      34,220      25,228       8,345
     Purchase of fixed assets                                               (2,423)    (10,773)     (7,348)
     Increase in policy loans                                               (1,000)     (2,813)     (2,476)
                                                                        ----------  ----------  ----------
       Net cash used in investing activities                               (12,748)   (106,274)   (105,461)
                                                                        ----------  ----------  ----------

Cash flow from financing activities:
     Capital contribution                                                  259,720      48,000      71,450
     Pay down of surplus notes                                             (34,000)    (15,000)    (20,000)
     (Decrease) increase in future fees payable to ASI, net                (91,223)   (137,355)    358,376
     Deposits to contract owner accounts                                   808,209      59,681     172,441
     Withdrawals from contract owner accounts                             (164,964)   (130,476)   (102,603)
     Change in contract owner accounts, net of investment earnings        (588,315)     62,875     (55,468)
                                                                        ----------  ----------  ----------
       Net cash provided by (used in) financing activities                 189,427    (112,275)    424,196
                                                                        ----------  ----------  ----------

       Net increase (decrease) in cash and cash equivalents                 52,309     (12,638)    (25,311)
       Change in foreign currency translation                                 (970)       (103)       (101)
       Cash and cash equivalents at beginning of period                          -      12,741      38,153
       Cash and cash equivalents at end of period                       $   51,339  $        -  $   12,741
                                                                        ==========  ==========  ==========
     Income taxes (received) paid                                       $  (40,823) $  (43,130) $   29,644
                                                                        ==========  ==========  ==========
     Interest paid                                                      $   23,967  $   56,831  $  114,394
                                                                        ==========  ==========   =========
                                          See notes to consolidated financial statements.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                             Notes to Consolidated Financial Statements
                                                         December 31, 2002
                                                       (dollars in thousands)

1.       ORGANIZATION AND OPERATION

         American  Skandia  Life  Assurance  Corporation  ("ASLAC"  or the  "Company"),  with  its  principal  offices  in  Shelton,
         Connecticut,  is a wholly-owned  subsidiary of American  Skandia,  Inc.  ("ASI").  On December 19, 2002,  Skandia Insurance
         Company Ltd. (publ)  ("SICL"),  an insurance  company  organized under the laws of the Kingdom of Sweden,  and the ultimate parent company of the Company,  entered into a definitive purchase agreement with Prudential Financial,  Inc., a New Jersey corporation ("Prudential  Financial"),  whereby Prudential Financial will acquire the Company and certain of its affiliates
         (the  "Acquisition").  Consummation  of the  transaction is subject to various  closing  conditions,  including  regulatory approvals  and  approval of certain  matters by the board of directors  and  shareholders  of the mutual  funds  advised by
         American Skandia  Investment  Services,  Inc.  ("ASISI"),  a subsidiary of ASI. The transaction is expected to close during the second quarter of 2003.

         The  Company  develops  long-term  savings  and  retirement   products,   which  are  distributed  through  its  affiliated
         broker/dealer  company,  American Skandia Marketing,  Incorporated  ("ASM"). The Company currently issues term and variable universal life insurance and variable  deferred and immediate  annuities for individuals and groups in the United States of
         America and its territories.

         The Company has 99.9%  ownership  in Skandia  Vida,  S.A.  de C.V.  ("Skandia  Vida"),  which is a life  insurance  company domiciled in Mexico.  Skandia Vida had total  shareholder's  equity of $5,023 and $4,179 as of December 31, 2002, and 2001,
         respectively.  Skandia Vida has generated  net losses of $2,706,  $2,619 and $2,540 in 2002,  2001 and 2000,  respectively.
         As part of the  Acquisition,  it is expected  that the Company  will sell its  ownership  interest in Skandia Vida to SICL.
         The Company has filed for required  regulatory  approvals from the State of  Connecticut  and Mexico related to the sale of
         Skandia Vida.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A.       Basis of Reporting
                  ------------------

                  The accompanying  consolidated  financial  statements have been prepared in conformity with accounting  principles generally  accepted in the United States ("U.S.  GAAP").  Skandia Vida has been  consolidated  in these  financial statements.  Intercompany  transactions  and balances between the Company and Skandia Vida have been eliminated in consolidation.

                  Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

         B.       New Accounting Standard
                  -----------------------

                  Effective January 1, 2001, the Company adopted Statement of Financial  Accounting  Standards No. 133,  "Accounting
                  for  Derivative  Instruments  and Hedging  Activities,"  as amended by SFAS 137 and SFAS 138  (collectively  "SFAS
                  133").  Derivative instruments held by the Company consist of equity put option contracts utilized to

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  manage  the  economic  risks  associated  with  guaranteed  minimum  death  benefits  ("GMDB").  These  derivative instruments are carried at fair value.  Realized and unrealized  gains and losses are reported in the Consolidated
                  Statements  of Income,  together  with GMDB claims  expense,  as a component of  Guaranteed  Minimum Death Benefit
                  Claims,  Net of Hedge.  The  adoption of SFAS No. 133 did not have a material  effect on the  Company's  financial statements.

                  Effective April 1, 2001, the Company adopted the Emerging Issues Task Force ("EITF") Issue 99-20,  "Recognition of
                  Interest Income and Impairment on Purchased and Retained  Beneficial  Interests in Securitized  Financial Assets."
                  Under the  consensus,  investors  in certain  asset-backed  securities  are  required  to record  changes in their estimated  yield on a prospective  basis and to evaluate these  securities for an other than temporary  decline in value.  If the fair value of the  asset-backed  security has declined below its carrying amount and the decline is determined  to be other than  temporary,  the security is written  down to fair value.  The adoption of EITF Issue
                  99-20 did not have a significant effect on the Company's financial statements.

                  In July 2001,  the  Financial  Accounting  Standards  Board  ("FASB")  issued  Statement of  Financial  Accounting
                  Standards.  No. 142  "Accounting  for  Goodwill and  Intangible  Assets"  ("SFAS  142").  Under the new  standard, goodwill and intangible  assets deemed to have indefinite lives will no longer be amortized but will be subject to annual  impairment  tests in  accordance  with the new  standard.  Other  intangible  assets  will  continue to be amortized over their useful lives.

                  The Company applied the new rules on the accounting for goodwill and other intangible  assets in the first quarter of 2002.  The adoption of SFAS 142 did not have a significant impact on the Company's financial statements.

C.       Investments
         -----------

                  The Company has classified its fixed maturity investments as available-for-sale  and, as such, they are carried at fair value with changes in unrealized gains and losses reported as a component of other comprehensive income.

                  The Company has classified its equity securities held in support of a deferred  compensation plan (see Note 12) as available-for-sale.  Such  investments  are  carried  at fair value with  changes in  unrealized  gains and losses reported as a component of other comprehensive income.

                  Policy loans are carried at their unpaid principal balances.

                  Realized capital gains and losses on disposal of investments are determined by the specific identification method.

                  Other than temporary  impairment  charges are  determined  based on an analysis that is performed on a security by security basis and includes quantitative and qualitative factors.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

D.       Derivative Instruments
         ----------------------

                  The Company  uses  derivative  instruments,  which  consist of equity put option  contracts,  for risk  management purposes,  and not for trading or  speculation.  The Company  hedges the economic  GMDB exposure  associated  with equity  market  fluctuations.  As the equity  markets  decline,  the  Company's  exposure  to future  GMDB  claims increases.  Conversely,  as the equity markets  increase the Company's  exposure to future GMDB claims  decreases.
                  The claims exposure is reduced by the market value effect of the option contracts purchased.

                  Based on criteria  described in SFAS 133, the  Company's  fair value hedges do not qualify as  "effective"  hedges and, therefore, hedge accounting may not be applied.  Accordingly,  the derivative investments are carried at fair value with changes in unrealized  gains and losses being recorded in income as those changes occur.  As such, both realized and  unrealized  gains and losses are reported in the  Consolidated  Statements of Income,  together with
                  GMDB claims expense, as a component of Guaranteed Minimum Death Benefit Claims, Net of Hedge.

                  As of December 31, 2002 and 2001,  the  accumulated  difference  between  cost and market  value on the  Company's derivatives  was an  unrealized  gain of $1,434  and an  unrealized  loss of $3,715,  respectively.  The amount of realized and unrealized gains (losses) on the Company's  derivatives  recorded during the years ended December 31,
                  2002, 2001 and 2000 was $31,803, $12,027 and ($2,619), respectively.

E.       Cash Equivalents
         ----------------

                  The Company  considers all highly liquid time deposits,  commercial  paper and money market mutual funds purchased with a maturity date, at acquisition, of three months or less to be cash equivalents.

                  As of December 31, 2002, $50 of cash reflected on the Company's financial  statements was restricted in compliance with regulatory requirements.

         F.       State Insurance Licenses
                  ------------------------

                  Licenses to do business in all states have been  capitalized  and  reflected at the purchase  price of $6,000 less accumulated  amortization  of $2,038 at  December  31,  2002.  Due to the  adoption  of SFAS 142,  the cost of the licenses is no longer being  amortized  but is subjected to an annual  impairment  test.  As of December 31, 2002, the  Company  estimated  the fair  value of the  state  insurance  licenses  to be in excess  of book  value  and, therefore, no impairment charge was required.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         G.       Income Taxes
                  ------------

                  The Company is included in the  consolidated  federal  income tax return filed by Skandia  U.S.  Inc. and its U.S.
                  subsidiaries.  In accordance  with the tax sharing  agreement,  the federal  income tax provision is computed on a separate return basis as adjusted for  consolidated  items.  Pursuant to the terms of this agreement,  the Company has the right to recover the value of losses utilized by the  consolidated  group in the year of  utilization.  To the extent the Company  generates  income in future years,  the Company is entitled to offset future taxes on that income through the application of its loss carry forward generated in the current year.

                  Deferred income taxes reflect the net tax effects of temporary  differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

         H.       Recognition of Revenue and Contract Benefits
                  --------------------------------------------

                  Revenues for variable  deferred  annuity  contracts  consist of charges  against  contract owner account values or separate  accounts  for  mortality  and  expense  risks,  administration  fees,  surrender  charges  and an annual maintenance  fee per  contract.  Revenues  for  mortality  and expense risk  charges and  administration  fees are recognized as assessed  against the contract  holder.  Surrender  charge revenue is recognized  when the surrender charge is assessed  against the  contract  holder at the time of  surrender.  Annual  maintenance  fees are earned ratably throughout the year.

                  Benefit  reserves for the variable  investment  options on annuity  contracts  represent  the account value of the contracts and are included in the separate account liabilities.

                  Fee income from mutual fund organizations is recognized when assessed against assets under management.

                  Revenues for variable  immediate annuity and supplementary  contracts with life  contingencies  consist of certain charges  against  contract owner account values  including  mortality and expense risks and  administration  fees.
                  These charges and fees are recognized as revenue as assessed  against the contract  holder.  Benefit  reserves for variable  immediate  annuity  contracts  represent  the account  value of the  contracts  and are  included in the separate account liabilities.

                  Revenues for the market value adjusted fixed investment  option on annuity  contracts  consist of separate account investment  income reduced by amounts  credited to the contract  holder for interest.  This net spread is included in return  credited to contract  owners on the  consolidated  statements  of income.  Benefit  reserves  for these contracts represent the account value of the contracts plus a

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  market value  adjustment,  and are included in the general account reserve for future policy and contract benefits to the  extent in excess of the  separate  account  assets,  typically  for the  market  value  adjustment  at the reporting date.

                  Revenues for fixed immediate annuity and fixed supplementary  contracts without life contingencies  consist of net investment  income,  reported as a component of return credited to contract  owners.  Revenues for fixed immediate annuity contracts with life contingencies consist of single premium payments recognized as annuity  considerations when  received.  Benefit  reserves for these  contracts are based on applicable  actuarial  standards with assumed interest  rates that vary by issue year and are  included in the  general  account  reserve for future  policy and contract benefits.  Assumed interest rates ranged from 6.25% to 8.25% at December 31, 2002 and 2001.

                  Revenues for variable life  insurance  contracts  consist of charges  against  contract  owner  account  values or separate  accounts for mortality and expense risk fees,  administration  fees, cost of insurance  fees,  taxes and surrender  charges.  Certain  contracts also include charges  against  premium to pay state premium taxes.  All of these charges are recognized as revenue when assessed against the contract  holder.  Benefit reserves for variable life  insurance  contracts  represent the account value of the contracts and are included in the separate  account liabilities.

         I.       Deferred Acquisition Costs
                  --------------------------

                  The costs of acquiring new  business,  which vary with and are primarily  related to new business  generated,  are being  deferred,  net of  reinsurance.  These  costs  include  commissions,  purchase  credits,  costs of contract issuance, and certain selling expenses that vary with production.

                  The Company uses the retrospective  deposit method for amortizing deferred  acquisition costs. This method results in deferred acquisition costs being amortized in proportion to expected gross profits,  from surrender charges and policy and asset based fees,  net of operating and claim costs.  The deferred  acquisition  cost asset is adjusted retrospectively  and prospectively  when estimates of current and future gross profits to be realized from a group of products  are  revised.  Critical  assumptions  in  estimating  gross  profits  include  those for  surrenders, long-term  fund  growth  rate,  expenses  and death  benefits.  The  long-term  fund growth  rate,  in large part, determines  the  estimated  future asset levels on which the most  significant  revenues are based.  The Company's long-term  fund growth rate  assumption is 8% (net of charges  assessed  against the  underlying  mutual fund, but before charges assessed at the separate  account and contract  level).  When current period actual asset growth is greater or less than the Company's long-term expectation,  the Company adjusts the short-term asset growth rate to a level that will allow the Company,  in the short-term,  to resume the long-term  asset growth rate  expectation.
                  The short-term asset growth rate is subject to constraints surrounding actual market conditions.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  Details of deferred acquisition costs and related amortization for the years ended December 31, are as follows:

                                                                 2002            2001            2000
                                                                 ----            ----            ----
                  Balance at beginning of year              $   1,383,281   $   1,398,192   $   1,087,705
                  Acquisition costs deferred during the
                       year                                       244,322         209,136         495,103
                  Acquisition costs amortized during the
                       year                                      (510,059)       (224,047)       (184,616)
                                                            -------------   -------------   -------------
                  Balance at end of year                    $   1,117,544   $   1,383,281   $   1,398,192
                                                            =============   =============   =============

                  As asset  growth  rates,  during  2002 and  2001,  have been far below the  Company's  long-term  assumption,  the adjustment to the short-term  asset growth rate had risen to a level,  before being capped,  that in  management's opinion was excessive in the current  market  environment.  Based on an analysis of those  short-term  rates,  the related estimates of future gross profits and an impairment study,  management of the Company  determined that the short-term  asset  growth  rate  should be reset to the  level of the  long-term  growth  rate  expectation  as of
                  September 30, 2002.  This resulted in an acceleration of amortization of approximately $206,000.

                  Throughout  the year,  the Company  also  updated  its future  estimated  gross  profits  with  respect to certain mortality  assumptions  reflecting actual experience and the decline in the equity markets resulting in additional increased amortization of approximately $72,000.

         J.       Reinsurance
                  -----------

                  The Company cedes reinsurance under modified  co-insurance  arrangements.  These reinsurance  arrangements provide additional  capacity  for growth in  supporting  the cash flow  strain  from the  Company's  variable  annuity and variable life insurance business.  The reinsurance is effected under quota share contracts.

                  At December 31, 2002 and 2001,  in accordance  with the  provisions of the modified  coinsurance  agreements,  the
                  Company accrued approximately $5,447 and $7,733,  respectively,  for amounts receivable from favorable reinsurance experience on certain blocks of variable annuity business.

         K.       Translation of Foreign Currency
                  -------------------------------

                  The  financial  position  and results of  operations  of Skandia  Vida are  measured  using local  currency as the functional  currency.  Assets and  liabilities  are  translated at the exchange  rate in effect at each  year-end.
                  Statements of income and changes in  shareholder's  equity  accounts are translated at the average rate prevailing during the year.  Translation  adjustments  arising from the use of differing exchange rates from period to period are reported as a component of other comprehensive income.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         L.       Separate Accounts
                  -----------------

                  Assets and liabilities in separate  accounts are included as separate  captions in the consolidated  statements of financial  condition.  Separate  account  assets  consist  principally  of long term bonds,  investments in mutual funds,  short-term  securities  and  cash and cash  equivalents,  all of which  are  carried  at fair  value.  The investments  are managed  predominately  through  ASISI,  utilizing  various fund  managers as  sub-advisors.  The remaining  investments  are  managed  by  independent  investment  firms.  The  contract  holder has the option of directing  funds to a wide variety of investment  options,  most of which invest in mutual funds.  The  investment risk on the  variable  portion  of a  contract  is  borne by the  contract  holder.  Fixed  options  with  minimum guaranteed  interest rates are also  available.  The Company bears the credit risk associated with the investments that support these fixed options.

                  Included in Separate Account  liabilities are reserves of $1,828,048 and $1,092,944 at December 31, 2002 and 2001,
                  respectively,  relating to deferred annuity investment options for which the contract holder is guaranteed a fixed rate of  return.  These  reserves  are  calculated  using the  Commissioners  Annuity  Reserve  Valuation  Method.
                  Separate  Account assets of $1,828,048 and $1,092,944 at December 31, 2002 and 2001,  respectively,  consisting of fixed maturities, equity securities,  short-term securities, cash and cash equivalents, accrued investment income, accrued liabilities and amounts due to/from the General Account are held in support of these annuity  obligations, pursuant to state regulation.

                  Included in the general  account,  within  Reserves for Future Policy and Contract  Benefits,  is the market value adjustment associated with the guaranteed,  fixed rate investment options, assuming the market value adjustment at the reporting date.

                  Net investment  income (including net realized capital gains and losses) and interest credited to contract holders on separate account assets are not separately reflected in the Consolidated Statements of Income.

M.       Unearned Performance Credits
         ----------------------------

                  The Company  defers  certain  bonus  credits  applied to  contract  holder  deposits.  The credit is reported as a contract holder liability within separate account  liabilities and the deferred expense is reported as a component of other  assets.  As the contract  holder must keep the contract  in-force for 10 years to earn the bonus credit, the Company  amortizes  the  deferred  expense on a  straight-line  basis over 10 years.  If the  contract  holder surrenders the contract or the contract holder dies prior to the end of 10 years,  the bonus credit is returned to the  Company.  This  component  of the bonus  credit  is  amortized  in  proportion  to  expected  surrenders  and mortality.  As of December  31, 2002 and 2001,  the  unearned  performance  credit  asset was $83,288 and $89,234, respectively.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         N.       Estimates
                  ---------

                  The  preparation of financial  statements in conformity with U.S. GAAP requires that management make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial  statements and the reported  amounts of revenues and expenses during the reporting  period.  The more  significant  estimates and assumptions are related to deferred  acquisition costs and involve  estimates of future policy lapses,  investment returns and maintenance expenses.  Actual results could differ from those estimates.

3.       INVESTMENTS

         The  amortized  cost,  gross  unrealized  gains and losses and fair value of fixed  maturities  and  investments  in equity securities  as of December  31,  2002 and 2001 are shown  below.  All  securities  held at December  31, 2002 and 2001 were publicly traded.

         Investments in fixed maturities as of December 31, 2002 consisted of the following:

                                                                     Gross          Gross
                                                    Amortized     Unrealized     Unrealized
                                                      Cost           Gains         Losses       Fair Value
                                                      ----           -----         ------       ----------
         U.S. Government obligations              $    270,969   $    15,658       $    (78)   $    286,549
         Obligations of state and political
           subdivisions                                    253             9             (1)            261
         Corporate securities                          108,200         3,631            (40)        111,791
                                                  ------------   -----------       --------    ------------
              Totals                              $    379,422   $    19,298       $   (119)   $    398,601
                                                  ============   ===========       ========    ============

         The amortized  cost and fair value of fixed  maturities,  by  contractual  maturity,  at December 31, 2002 are shown below.
         Actual maturities may differ from contractual maturities due to call or prepayment provisions.

                                                       Amortized
                                                          Cost        Fair Value
                                                          ----        ----------
         Due in one year or less                      $    12,793   $    12,884
         Due after one through five years                 165,574       171,830
         Due after five through ten years                 186,609       198,913
         Due after ten years                               14,446        14,974
                                                      -----------   -----------
           Total                                      $   379,422   $   398,601
                                                      ===========   ===========

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

3.       INVESTMENTS (continued)

         Investments in fixed maturities as of December 31, 2001 consisted of the following:

                                                                     Gross          Gross
                                                    Amortized     Unrealized     Unrealized
                                                      Cost           Gains         Losses       Fair Value
                                                      ----           -----         ------       ----------
         U.S. Government obligations                 $198,136         $2,869          $(413)      $200,592
         Obligations of state and political
           subdivisions                                   252              8              -            260
         Corporate securities                         158,494          4,051           (566)       161,979
                                                   ----------        -------         ------     ----------
              Totals                                 $356,882         $6,928          $(979)      $362,831
                                                     ========         ======          =====       ========

         Proceeds from sales of fixed  maturities  during 2002,  2001 and 2000 were $367,213,  $386,816 and $302,632,  respectively.
         Proceeds from maturities during 2002, 2001 and 2000 were $50, $4,000 and $1,104, respectively.

         The cost, gross unrealized gains/losses and fair value of investments in equity securities at December 31 are shown below:

                                                           Gross          Gross
                                                        Unrealized     Unrealized        Fair
                                            Cost           Gains         Losses          Value
                                            ----           -----         ------          -----
         2002                             $ 52,017         $ 136        $    (384)     $ 51,769
         2001                             $  49,886        $ 122        $ (4,925)      $ 45,083

         Net realized  investment  gains  (losses),  determined on a specific  identification  basis,  were as follows for the years ended December 31:

                                                          2002          2001           2000
                                                          ----          ----           ----
         Fixed maturities:
           Gross gains                                $    8,213      $  8,849       $  1,002
           Gross losses                                   (4,468)       (4,387)        (3,450)

         Investment in equity securities:
           Gross gains                                        90           658          1,913
           Gross losses                                  (13,451)       (4,192)          (153)
                                                      ----------      --------       --------

              Totals                                  $   (9,616)     $    928       $   (688)
                                                      ==========      ========       ========

         During  2002,  the  Company  determined  that  certain  amounts  of its  investment  in equity  securities  were other than temporarily impaired and, accordingly, recorded a loss of $3,769.

         As of December  31, 2002,  the Company did not own any  investments  in fixed  maturity  securities  whose  carrying  value exceeded 10% of the Company's equity.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

3.       INVESTMENTS (continued)

         As of December 31, 2002, the following fixed maturities were restricted in compliance with regulatory requirements:

         Security                                                      Fair Value
         --------                                                      ----------
         U.S. Treasury Note, 6.25%, February 2003                           $4,345
         U.S. Treasury Note, 3.00%, November 2003                              183
         Puerto Rico Commonwealth, 4.60%, July 2004                            210
         Puerto Rico Commonwealth, 4.875%, July 2023                            52

4.       FAIR VALUES OF FINANCIAL INSTRUMENTS

         The methods and assumptions used to determine the fair value of financial instruments are as follows:

         Fair values of fixed  maturities  with active markets are based on quoted market prices.  For fixed  maturities  that trade in less active markets, fair values are obtained from an independent pricing service.

         Fair values of equity securities are based on quoted market prices.

         The fair value of derivative instruments is determined based on the current value of the underlying index.

         The carrying  value of cash and cash  equivalents  (cost)  approximates  fair value due to the  short-term  nature of these investments.

         The carrying value of policy loans approximates fair value.

         Fair value of future fees payable to ASI are determined on a discounted  cash flow basis,  using best estimate  assumptions of lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management.

         The  carrying  value of  short-term  borrowings  (cost)  approximates  fair  value  due to the  short-term  nature of these liabilities.

         Fair value of surplus  notes are  determined  based on a discounted  cash flow basis with a projected  payment of principal and all accrued interest at the maturity date (see Note 14 for payment restrictions).

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

4.       FAIR VALUES OF FINANCIAL INSTRUMENTS (continued)

         The fair values and carrying values of financial instruments at December 31, 2002 and 2001 are as follows:

                                                   December 31, 2002                December 31, 2001
                                                   -----------------                -----------------
                                             Fair Value     Carrying Value    Fair Value     Carrying Value
                                           -------------- ------------------ ------------- ------------------
                                           -------------- ------------------ ------------- ------------------
        Assets
        ------
        Fixed Maturities                         $398,601           $398,601      $362,831           $362,831
        Equity Securities                          51,769             51,769        45,083             45,083
        Derivative Instruments                     10,370             10,370         5,525              5,525
        Policy Loans                                7,559              7,559         6,559              6,559

        Liabilities
        -----------
        Future Fees Payable to ASI                429,773            708,249       546,357            799,472
        Short-term Borrowing                       10,000             10,000        10,000             10,000
        Surplus Notes and accrued
           interest of $29,230 and
           $25,829 in 2002 and 2001,
           respectively                           140,777            139,230       174,454            169,829

5.       NET INVESTMENT INCOME

         The sources of net investment income for the years ended December 31 were as follows:

                                                          2002          2001           2000
                                                          ----          ----           ----
         Fixed maturities                              $  18,015     $  18,788      $  13,502
         Cash and cash equivalents                         1,116           909          5,209
         Equity securities                                   809           622             99
         Policy loans                                        403           244             97
                                                      ----------    ----------     ----------
         Total investment income                          20,343        20,563         18,907
         Investment expenses                                (711)         (437)          (312)
                                                      ----------    ----------     ----------
         Net investment income                         $19,632       $  20,126      $  18,595
                                                       ========      ========= ==   =========

6.       INCOME TAXES

         The significant components of income tax expense for the years ended December 31 were as follows:

                                                            2002          2001         2000
                                                            ----          ----         ----
         Current tax benefit                            $    (3,739)   $  (39,047)  $   (29,244)
         Deferred tax expense, excluding operating
           loss carryforwards                                35,915        60,587        60,023
         Deferred tax benefit for operating and
           capital loss carryforwards                      (134,986)      (14,372)            -
                                                        -----------    ----------   -----------
              Total income tax (benefit) expense        $  (102,810)   $    7,168   $    30,779
                                                        ===========    ==========   ===========

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                           Notes to Consolidated Financial Statements (continued)

6.       INCOME TAXES (continued)

         Deferred tax assets (liabilities) include the following at December 31:

                                                           2002          2001
                                                           ----          ----
         Deferred tax assets:
           GAAP to tax reserve differences             $   165,348   $   241,503
           Future fees payable to ASI                       21,475        63,240
           Deferred compensation                            20,603        20,520
           Net operating loss carry forward                147,360        14,372
           Other                                             6,530        17,276
                                                       -----------   -----------
              Total deferred tax assets                    361,316       356,911
                                                       -----------   -----------

         Deferred tax liabilities:
           Deferred acquisition costs, net                (312,933)     (404,758)
           Net unrealized gains on fixed
              maturity securities                           (6,713)       (2,082)
           Other                                            (3,464)       (5,051)
                                                       -----------   -----------
              Total deferred tax liabilities              (323,110)     (411,891)
                                                       -----------   -----------
                Net deferred tax asset (liability)     $    38,206   $   (54,980)
                                                       ===========   ===========

         In  accordance  with SFAS 109, the Company has  performed an analysis of its deferred tax assets to assess  recoverability.
         Looking at a variety of items,  most  notably,  the timing of the reversal of  temporary  items and future  taxable  income projections, the Company determined that no valuation allowance is needed.

         The income tax (benefit)  expense was different from the amount computed by applying the federal  statutory tax rate of 35%
         to pre-tax income from continuing operations as follows:

                                                                   2002            2001           2000
                                                                   ----            ----           ----
         (Loss) income before taxes
           Domestic                                           $   (265,361)   $   42,886      $   98,136
           Foreign                                                  (2,706)       (2,619)         (2,540)
                                                              ------------    ----------      ----------
           Total                                                  (268,067)       40,267          95,596
           Income tax rate                                              35%           35%             35%
                                                              -------------   -----------     -----------
         Tax (benefit) expense at federal statutory income
           tax rate                                                (93,823)       14,093          33,459

         Tax effect of:
           Dividend received deduction                             (12,250)       (8,400)         (7,350)
           Losses of foreign subsidiary                                947           917             889
           Meals and entertainment                                     603           603             841
           State income taxes                                            -           (62)           (524)
           Federal provision to return differences                     709          (177)          3,235
           Other                                                     1,004           194             229
                                                              ------------    ----------      ----------
              Income tax (benefit) expense                    $   (102,810)   $    7,168      $   30,779
                                                              ============    ==========      ==========

         The Company's net operating loss carry  forwards,  totaling  approximately  $421,029  (pre-tax) at December 31, 2002,  will expire in 2016 and 2017.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

7.       COST ALLOCATION AGREEMENTS WITH AFFILIATES

         Certain  operating costs (including rental of office space,  furniture,  and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology  Corporation  ("ASIST"),  an affiliated company.  ASLAC signed a written service  agreement with ASIST for these services  executed and approved by the Connecticut  Insurance  Department in 1995.  This  agreement  automatically  continues in effect from year to year and may be  terminated by either party upon
         30 days written  notice.  The Company has also paid and charged  operating  costs to several of its  affiliates.  The total cost to the Company for these items was $8,177,  $6,179 and $13,974 in 2002, 2001 and 2000,  respectively.  Income received for these items was approximately $13,052, $13,166 and $11,186 in 2002, 2001 and 2000, respectively.

         Allocated  depreciation  expense  was  $7,440,  $8,764 and $9,073 in 2002,  2001 and 2000,  respectively.  Allocated  lease expense was $5,808,  $6,517 and $5,606 in 2002, 2001 and 2000,  respectively.  Allocated sub-lease rental income,  recorded as a reduction to lease  expense,  was $738,  $30 and $0 in 2002,  2001 and 2000,  respectively.  Assuming that the written service  agreement  between ASLAC and ASIST continues  indefinitely,  ASLAC's  allocated  future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2002 are as follows:

                                                                       Lease         Sub-Lease
                                                                       -----         ---------
                                  2003                            $     4,847      $     1,616
                                  2004                                  5,275            1,773
                                  2005                                  5,351            1,864
                                  2006                                  5,328            1,940
                                  2007                                  5,215            1,788
                                  2008 and thereafter                  19,629            7,380
                                                                  -----------      -----------
                                  Total                           $    45,645      $    16,361
                                                                  ===========      ===========

         Beginning in 1999, the Company was reimbursed by ASM for certain  distribution  related costs  associated with the sales of business through an investment firm where ASM serves as an introducing  broker dealer.  Under this agreement,  the expenses reimbursed  were  $8,255,  $6,610  and $6,064 in 2002,  2001 and 2000,  respectively.  As of  December  31,  2002 and 2001, amounts receivable under this agreement were approximately $458 and $639, respectively.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

8.       FUTURE FEES PAYABLE TO ASI

         In a series of  transactions  with ASI,  the  Company  transferred  certain  rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

         The proceeds from the transfers  have been recorded as a liability  and are being  amortized  over the remaining  surrender charge period of the  designated  contracts  using the interest  method.  The Company did not transfer the right to receive future fees and charges after the expiration of the surrender charge period.

         In connection  with these  transactions,  ASI,  through  special purpose  trusts,  issued  collateralized  notes in private placements, which are secured by the rights to receive future fees and charges purchased from the Company.

         Under the terms of the securitization  purchase agreements,  the rights transferred provide for ASI to receive a percentage
         (60%, 80% or 100% depending on the underlying  commission  option) of future  mortality and expense  charges and contingent deferred  sales  charges,  after  reinsurance,  expected to be realized over the remaining  surrender  charge period of the designated  contracts  (generally 6 to 8 years).  The liability for future fees payable to ASI at the balance sheet date is based on the consideration  received less principal repayments  according to amortization  schedules that were developed at the inception of the  transactions.  If actual  mortality and expense  charges and  contingent  deferred  sales charges are less than those projected in the original  amortization  schedules,  calculated on a transaction by transaction  basis, ASI has no  recourse  against  the  Company.  As  account  values  associated  with the  designated  contracts  have  declined, consistent  with the overall  decline in the equity  markets,  current  mortality and expense  charges have been lower than expected on certain  transactions and it is likely that future mortality and expense charges,  on those same  transactions, will be lower than originally  projected.  As a result,  the ultimate cash flows  associated with these  transactions  that will transfer to ASI may be lower than the current carrying amount of the liability (see Note 4).

         On April 12, 2002, the Company  entered into a new  securitization  purchase  agreement with ASI. This  transaction  covers designated  blocks of business issued from November 1, 2000 through  December 31, 2001. The estimated  present value of the transaction at April 12, 2002, using a discount rate of 6.00%, was $101,713.

         Payments,  representing  fees and charges in the  aggregate  amount,  of $186,810,  $207,731 and $219,523  were made by the
         Company to ASI in 2002,  2001 and 2000,  respectively.  Related  interest  expense of $828,  $59,873  and  $70,667 has been included in the consolidated statements of income for 2002, 2001 and 2000, respectively.

         The  Commissioner of the State of Connecticut has approved the transfer of future fees and charges;  however,  in the event that the  Company  becomes  subject to an order of  liquidation  or  rehabilitation,  the  Commissioner  has the ability to restrict the payments due to ASI,  into a restricted  account,  under the Purchase  Agreement  subject to certain terms and conditions.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

8.       FUTURE FEES PAYABLE TO ASI (continued)

         The present values of the transactions as of the respective effective date were as follows:

                              Closing      Effective        Contract Issue        Discount       Present
           Transaction         Date          Date               Period              Rate          Value
           -----------         ----          ----               ------              ----          -----

             1996-1           12/17/96        9/1/96        1/1/94 - 6/30/96        7.5%          $50,221
             1997-1            7/23/97        6/1/97        3/1/96 - 4/30/97        7.5%           58,767
             1997-2           12/30/97       12/1/97        5/1/95 - 12/31/96       7.5%           77,552
             1997-3           12/30/97       12/1/97        5/1/96 - 10/31/97       7.5%           58,193
             1998-1            6/30/98        6/1/98        1/1/97 - 5/31/98        7.5%           61,180
             1998-2           11/10/98       10/1/98        5/1/97 - 8/31/98        7.0%           68,573
             1998-3           12/30/98       12/1/98        7/1/96 - 10/31/98       7.0%           40,128
             1999-1            6/23/99        6/1/99        4/1/94 - 4/30/99        7.5%          120,632
             1999-2           12/14/99       10/1/99       11/1/98 - 7/31/99        7.5%          145,078
             2000-1            3/22/00        2/1/00        8/1/99 - 1/31/00        7.5%          169,459
             2000-2            7/18/00        6/1/00        2/1/00 - 4/30/00        7.25%          92,399
             2000-3           12/28/00       12/1/00        5/1/00 - 10/31/00       7.25%         107,291
             2000-4           12/28/00       12/1/00        1/1/98 - 10/31/00       7.25%         107,139
             2002-1            4/12/02        3/1/02       11/1/00 - 12/31/01       6.00%         101,713

         Payments of future fees  payable to ASI,  according  to original  amortization  schedules,  as of December  31, 2002 are as follows:

                                          Year         Amount
                                          ----         ------

                                          2003      $   186,854
                                          2004          171,093
                                          2005          147,902
                                          2006          117,761
                                          2007           66,270
                                          2008           18,369
                                                    -----------
                                          Total     $   708,249
                                                    ===========

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

9.       LEASES

         The Company  entered into an eleven year lease agreement for office space in Westminster,  Colorado,  effective  January 1,
         2001.  Lease expense for 2002 and 2001 was $2,583 and $1,602,  respectively.  Sub-lease  rental income was $227 in 2002 and
         $0 in 2001.  Future  minimum lease  payments and  sub-lease  receipts per year and in aggregate as of December 31, 2002 are as follows:

                                                                       Lease           Sub-Lease
                                                                       -----           ---------
                                   2003                          $    1,913         $      426
                                   2004                               1,982                455
                                   2005                               2,050                500
                                   2006                               2,050                533
                                   2007                               2,050                222
                                   2008 and thereafter                8,789                  0
                                                                 ----------         ----------
                                   Total                         $   18,834         $    2,136
                                                                 ==========         ==========

10.      RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Statutory basis shareholder's equity was $279,957 and $226,780 at December 31, 2002 and 2001, respectively.

         The Company  incurred  statutory  basis net losses in 2002 of $192,474 due primarily to significant  declines in the equity markets,  increasing GMDB reserves calculated on a statutory basis.  Statutory basis net losses for 2001 were $121,957,  as compared to income of $11,550 in 2000.

         Under  various  state  insurance  laws,  the maximum  amount of dividends  that can be paid to  shareholders  without prior approval of the state  insurance  department  is subject to  restrictions  relating to statutory  surplus and net gain from operations.  For 2003, no amounts may be distributed without prior approval.

11.      STATUTORY ACCOUNTING PRACTICES

         The Company  prepares its statutory basis financial  statements in accordance with accounting  practices  prescribed by the
         State  of  Connecticut  Insurance  Department.  Prescribed  statutory  accounting  practices  include  publications  of the
         National  Association of Insurance  Commissioners  (NAIC),  as well as state laws,  regulations and general  administrative rules.

         The NAIC adopted the  Codification  of Statutory  Accounting  Principles  (Codification)  in March 1998. The effective date for  codification  was January 1, 2001. The Company's  state of domicile,  Connecticut,  has adopted  codification  and the
         Company has made the  necessary  changes in its  statutory  accounting  and  reporting  required  for  implementation.  The overall impact of adopting  codification in 2001 was a one-time,  cumulative change in accounting benefit recorded directly in statutory surplus of $12,047.

         In addition,  during 2001,  based on a  recommendation  from the State of  Connecticut  Insurance  Department,  the Company
         changed its statutory method of accounting for its

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

11.      STATUTORY ACCOUNTING PRACTICES (continued)

         liability  associated  with  securitized  variable  annuity  fees.  Under the new method of  accounting,  the liability for securitized  fees is  established  consistent  with the method of  accounting  for the liability  associated  with variable annuity fees ceded under  reinsurance  contracts.  This equates to the  statutory  liability  at any  valuation  date being equal to the  Commissioners  Annuity  Reserve  Valuation  Method (CARVM) offset related to the securitized  contracts.  The impact of this change in accounting,  representing  the difference in the liability  calculated under the old method versus the new  method as of January 1, 2001,  was  reported  as a  cumulative  effect of change in  accounting  benefit  recorded directly in statutory surplus of approximately $20,215.

         In 2001,  the Company,  in agreement  with the  Connecticut  Insurance  Department,  changed its reserving  methodology  to recognize free partial  withdrawals  and to reserve on a  "continuous"  rather than  "curtate"  basis.  The impact of these changes,  representing  the difference in reserves  calculated  under the new methods versus the old methods,  was recorded directly to surplus as changes in reserves on account of valuation  basis.  This resulted in an increase to the  unassigned deficit of approximately $40,511.

         Effective January 1, 2002, the Company adopted  Statement of Statutory  Accounting  Principles No. 82,  "Accounting for the
         Costs of Computer  Software  Developed or Obtained for Internal Use and Web Site  Development  Costs" ("SSAP 82").  SSAP 82
         requires the  capitalization  of certain costs incurred in connection with  developing or obtaining  internal use software.
         Prior to the adoption of SSAP 82, the Company  expensed all internal use software  related  costs as incurred.  The Company has  identified  and  capitalized  $5,935 of costs  associated  with  internal  use  software  as of January 1, 2002 and is amortizing the applicable  costs on a  straight-line  basis over a three year period.  The costs  capitalized as of January
         1, 2002 resulted in a direct increase to surplus.  Amortization expense for the year ended December 31, 2002 was $757.

12.      EMPLOYEE BENEFITS

         The Company has a 401(k) plan for which  substantially  all employees are eligible.  Under this plan, the Company  provides a 50% match on  employees'  contributions  up to 6% of an  employee's  salary  (for an  aggregate  match of up to 3% of the employee's  salary).  Additionally,  the Company may contribute  additional  amounts based on  profitability of the Company and  certain of its  affiliates.  Expenses  related to this  program in 2002,  2001 and 2000 were $719,  $2,738 and $3,734, respectively.  Company  contributions  to this plan on behalf of the  participants  were  $921,  $2,549 and $4,255 in 2002,
         2001 and 2000, respectively.

         The  Company  has a  deferred  compensation  plan,  which is  available  to the field  marketing  staff and  certain  other employees.  Expenses  related  to this  program  in 2002,  2001 and 2000 were  $3,522,  $1,615  and  $1,030,  respectively.
         Company  contributions  to this plan on behalf of the participants  were $5,271,  $1,678 and $2,134 in 2002, 2001 and 2000, respectively.

         The Company and certain  affiliates  cooperatively  have a  long-term  incentive  program  under which units are awarded to executive  officers and other  personnel.  The Company and certain  affiliates  also have a profit sharing  program,  which benefits all employees

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

12.      EMPLOYEE BENEFITS (continued)

         below the  officer  level.  These  programs  consist of  multiple  plans with new plans  instituted  each year.  Generally, participants  must remain  employed by the Company or its affiliates at the time such units are payable in order to receive any payments  under the programs.  The accrued  liability  representing  the value of these units was $7,083 and $13,645 as of December 31, 2002 and 2001,  respectively.  Expenses  (income)  related to these programs in 2002,  2001 and 2000,  were
         $1,471,  ($9,842) and $2,692,  respectively.  Payments under these programs were $8,033,  $8,377 and $13,697 in 2002,  2001 and 2000, respectively.

13.      FINANCIAL REINSURANCE

         The Company cedes insurance to other insurers in order to fund the cash strain  generated from commission  costs on current sales  and to limit its risk  exposure.  The  Company  uses  modified  coinsurance  reinsurance  arrangements  whereby  the reinsurer shares in the experience of a specified book of business.  These reinsurance  transactions  result in the Company receiving  from the  reinsurer an upfront  ceding  commission  on the book of business  ceded in exchange for the reinsurer receiving  in the  future,  the future  fees  generated  from that book of  business.  Such  transfer  does not relieve the
         Company of its primary  liability and, as such,  failure of reinsurers to honor their  obligation could result in losses to the Company.  The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

         The effect of reinsurance for the 2002, 2001 and 2000 was as follows:

        2002                                                            Gross          Ceded           Net
        ----                                                            -----          -----           ---
        Annuity and life insurance charges and fees                 $   406,272     $   (36,268)  $   370,004
        Return credited to contract owners                          $     5,221     $       (25)  $     5,196
        Underwriting, acquisition and other insurance
        expenses (deferal of acquisition costs)                     $   154,588     $    34,140   $   188,728
        Amortization of deferred acquisition costs                  $   542,945     $   (32,886)  $   510,059

        2001
        ----
        Annuity and life insurance charges and fees                 $   430,914     $   (42,218)  $   388,696
        Return credited to contract owners                          $     5,704     $        92   $     5,796
        Underwriting, acquisition and other insurance
        expenses (deferral of acquisition costs)                    $   163,677     $    33,078   $   196,755
        Amortization of deferred acquisition costs                  $   231,290     $    (7,243)  $   224,047

        2000
        ----
        Annuity and life insurance charges and fees                 $   473,318     $   (48,740)  $   424,578
        Return credited to contract owners                          $     8,540     $       (77)  $     8,463
        Underwriting, acquisition and other insurance
        expenses (deferral of acquisition costs)                    $   108,399     $    42,198   $   150,597
        Amortization of deferred acquisition costs                  $   205,174     $   (20,558)  $   184,616

         In December 2000, the Company entered into a modified  coinsurance  agreement with SICL covering  certain  contracts issued since January 1996.  The impact of this treaty to the

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

13.      FINANCIAL REINSURANCE (continued)

         Company was pre-tax (loss) income of ($4,137),  $8,394 and $23,341 in 2002,  2001 and 2000,  respectively.  At December 31,
         2002 and 2001, $675 and $1,137, respectively, was receivable from SICL under this agreement.

14.      SURPLUS NOTES

         The Company has issued  surplus notes to ASI in exchange for cash.  Surplus notes  outstanding  as of December 31, 2002 and
         2001, and interest expense for 2002, 2001 and 2000 were as follows:

                                                     Liability as of
                                                      December 31,                    Interest Expense
                                   Interest                                            For the Years
            Note Issue Date          Rate          2002          2001          2002         2001         2000
         ----------------------    ---------     ----------    ----------    ---------    ---------    ---------
         ----------------------    ---------     ----------

         February 18, 1994           7.28%               -             -             -            -          732
         March 28, 1994              7.90%               -             -             -            -          794
         September 30, 1994          9.13%               -             -             -        1,282        1,392
         December 19, 1995           7.52%               -        10,000           520          763          765
         December 20, 1995           7.49%               -        15,000           777        1,139        1,142
         December 22, 1995           7.47%               -         9,000           465          682          684
         June 28, 1996               8.41%          40,000        40,000         3,411        3,411        3,420
         December 30, 1996           8.03%          70,000        70,000         5,699        5,699        5,715
                                                 ----------    ----------    ---------    ---------    ---------
                                                 ----------    ----------    ---------    ---------    ---------

         Total                                    $110,000      $144,000       $10,872      $12,976      $14,644
                                                 ==========    ==========    =========    =========    =========

         On September 6, 2002,  surplus notes for $10,000,  dated December 19, 1995,  $15,000,  dated December 20, 1995, and $9,000, dated  December 22, 1995,  were repaid.  On December 3, 2001, a surplus note,  dated  September  30, 1994,  for $15,000 was repaid.  On December 27, 2000,  surplus  notes for $10,000,  dated  February 18, 1994,  and $10,000,  dated March 28, 1994, were repaid.  All surplus notes mature seven years from the issue date.

         Payment of interest and repayment of principal  for these notes is subject to certain  conditions  and require  approval by the  Insurance  Commissioner  of  the  State  of  Connecticut.  At  December  31,  2002  and  2001,  $29,230  and  $25,829,
         respectively, of accrued interest on surplus notes was not permitted for payment under these criteria.

15.      SHORT-TERM BORROWING

         The Company  had a $10,000  short-term  loan  payable to ASI at  December  31,  2002 and 2001 as part of a  revolving  loan agreement.  The loan had an interest  rate of 1.97% and  matured on January  13,  2003.  The loan was  subsequently  rolled over with a new interest  rate of 1.82% and a new maturity date of March 13, 2003.  The loan was further  extended to April
         30, 2003 and a new interest rate of 1.71%.  The total related  interest  expense to the Company was $271,  $522 and $687 in
         2002,  2001  and  2000,  respectively.  Accrued  interest  payable  was $10 and $113 as of  December  31,  2002  and  2001,
         respectively.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

15.      SHORT-TERM BORROWING (continued)

         On January 3, 2002,  the Company  entered into a $150,000  credit  facility  with ASI. This credit  facility  terminates on
         December  31, 2005 and bears  interest at the offered  rate in the London  interbank  market  (LIBOR) plus 0.35 percent per annum for the  relevant  interest  period.  Interest  expense  related  to these  borrowings  was $2,243 for the year ended
         December 31, 2002.  As of December 31, 2002, no amount was outstanding under this credit facility.

16.      CONTRACT WITHDRAWAL PROVISIONS

         Approximately  99% of the  Company's  separate  account  liabilities  are subject to  discretionary  withdrawal by contract owners at market value or with market value  adjustment.  Separate  account  assets,  which are carried at fair value,  are adequate to pay such  withdrawals,  which are generally  subject to surrender  charges ranging from 10% to 1% for contracts held less than 10 years.

17.      RESTRUCTURING CHARGES

         On March 22, 2001 and  December 3, 2001,  the  Company  announced  separate  plans to reduce  expenses to better  align its operating  infrastructure  with  the  current  investment  market  environment.  As part of the two  plans,  the  Company's workforce was reduced by approximately  140 positions and 115 positions,  respectively,  affecting  substantially all areas of the Company.  Estimated  pre-tax  severance  benefits of $8,500 have been charged  against  2001  operations  related to these  reductions.  These  charges  have  been  reported  in the  Consolidated  Statements  of  Income  as a  component  of
         Underwriting,  Acquisition  and Other  Insurance  Expenses.  As of December 31, 2002 and 2001, the remaining  restructuring liability, relating primarily to the December 3, 2001 plan, was $12 and $4,104, respectively.

18.      COMMITMENTS AND CONTINGENT LIABILITIES

         In recent years, a number of annuity  companies have been named as defendants in class action lawsuits  relating to the use of variable  annuities as funding  vehicles for tax- qualified  retirement  accounts.  The Company is currently a defendant in one such lawsuit.  A purported  class action  complaint was filed in the United States  District  Court for the Southern
         District of New York on December  12,  2002,  by Diane C. Donovan  against the Company and certain of its  affiliates  (the
         "Donovan  Complaint").  The  Donovan  Complaint  seeks  unspecified  compensatory  damages and  injunctive  relief from the
         Company  and  certain of its  affiliates.  The Donovan  Complaint  claims  that the  Company and certain of its  affiliates violated  federal  securities laws in marketing  variable  annuities.  This litigation is in the  preliminary  stages.  The
         Company believes this action is without merit, and intends to vigorously defend against this action.

         The  Company is also  involved  in other  lawsuits  arising,  for the most part,  in the  ordinary  course of its  business operations.  While the outcome of these other  lawsuits  cannot be  determined  at this time,  after  consideration  of the defenses  available  to the  Company,  applicable  insurance  coverage and any related  reserves  established,  these other lawsuits are not expected to result in liability for amounts material to the financial  condition of the Company,  although it may adversely affect results of operations in future periods.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

18.      COMMITMENTS AND CONTINGENT LIABILITIES (continued)

         As  discussed  previously,  on December  19,  2002,  SICL entered  into a  definitive  purchase  agreement  (the  "Purchase
         Agreement") to sell its ownership interest in the Company and certain affiliates to Prudential  Financial for approximately
         $1.265  billion.  The closing of this  transaction,  which is  conditioned  upon  certain  customary  regulatory  and other approvals and conditions, is expected in the second quarter of 2003.

         The purchase  price that was agreed to between SICL and  Prudential  Financial was based on a September 30, 2002  valuation of the Company and certain  affiliates.  As a result,  assuming the  transaction  closes,  the  economics of the  Company's business from  September 30, 2002 forward will inure to the benefit or detriment of Prudential  Financial.  Included in the
         Purchase Agreement,  SICL has agreed to indemnify  Prudential  Financial for certain liabilities that may arise relating to periods prior to September 30, 2002. These  liabilities  generally include market conduct  activities,  as well as contract and regulatory compliance (referred to as "Covered Liabilities").

         Related to the  indemnification  provisions  contained in the Purchase  Agreement,  SICL has signed, for the benefit of the
         Company,  an indemnity letter,  effective December 19, 2002, to make the Company whole for certain Covered Liabilities that come to  fruition  during  the period  beginning  December  19,  2002 and ending  with the close of the  transaction.  This indemnification  effectively  transfers  the risk  associated  with  those  Covered  Liabilities  from the  Company to SICL concurrent with the signing of the definitive purchase agreement rather than waiting until the transaction closes.

19.      SEGMENT REPORTING

         Assets under management and sales for products other than variable  annuities have not been  significant  enough to warrant full segment  disclosures as required by SFAS 131,  "Disclosures about Segments of an Enterprise and Related  Information,"
         and the Company does not  anticipate  that they will be so in the future due to changes in the Company's  strategy to focus on its core variable annuity business.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

20.      QUARTERLY FINANCIAL DATA (UNAUDITED)

         The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2002                      March 31       June 30       Sept. 30        Dec. 31
                                                    --------       -------       --------        -------
        Premiums and other insurance revenues*    $   118,797   $    126,614   $    115,931   $    108,488
        Net investment income                           4,965          4,714          5,128          4,825
        Net realized capital losses                    (1,840)        (1,584)        (2,327)        (3,863)
                                                  -----------   ------------   ------------   ------------
        Total revenues                                121,922        129,744        118,732        109,450
        Benefits and expenses*                        112,759        160,721        323,529        150,906
                                                  -----------   ------------   ------------   ------------
        Pre-tax net income (loss)                       9,163        (30,977)      (204,797)       (41,456)
        Income tax expense (benefit)                    1,703        (11,746)       (72,754)       (20,013)
                                                  -----------   ------------   ------------   ------------
        Net income (loss)                         $     7,460   $    (19,231)  $   (132,043)  $    (21,443)
                                                  ===========   ============   ============   ============

         *        For the quarters ended March 31, 2002 and June 30, 2002,  the Company had  overstated  premiums ceded in revenues.
                  The above  presentation  reflects  an equal and  offsetting  reclassification  of these  amounts to  benefits  and expenses with no net income impact.

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2001                      March 31       June 30       Sept. 30        Dec. 31
                                                    --------       -------       --------        -------
        Premiums and other insurance revenues***  $   130,885   $    128,465   $    122,708   $    119,604
        Net investment income**                         5,381          4,997          5,006          4,742
        Net realized capital gains (losses)             1,902            373            376         (1,723)
                                                  -----------   ------------   ------------   ------------
        Total revenues                                138,168        133,835        128,090        122,623
        Benefits and expenses**  ***                  122,729        110,444        123,307        125,969
                                                  -----------   ------------   ------------   ------------
        Pre-tax net income (loss)                      15,439         23,391          4,783         (3,346)
        Income tax expense (benefit)                    4,034          7,451           (480)        (3,837)
                                                  -----------   ------------   -------------  ------------
        Net income                                $    11,405   $     15,940   $      5,263   $        491
                                                  ===========   ============   ============   ============

         **       For the quarters ended March 31, 2001,  June 30, 2001 and September 30, 2001, the Company had reported  investment performance  associated  with its  derivatives  as net  investment  income.  The  above  presentation  reflects  a reclassification of these amounts to benefits and expenses.
         ***      For the quarters  ended  September 30, 2001 and December 31, 2001,  the Company had  overstated  premiums ceded in revenues.  The above presentation  reflects an equal and offsetting  reclassification of these amounts to benefits and expenses with no net income impact.

                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                       Notes to Consolidated Financial Statements (continued)

20.      QUARTERLY FINANCIAL DATA (UNAUDITED) (continued)

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2000                      March 31       June 30       Sept. 30        Dec. 31
                                                    --------       -------       --------        -------
        Premiums and other insurance revenues     $    137,040  $    139,346   $   147,819    $    135,866
        Net investment income****                        4,343         4,625         4,619           5,008
        Net realized capital gains (losses)                729        (1,436)         (858)            877
        Total revenues                                 142,112       142,535       151,580         141,751
        Benefits and expenses****                      107,893       122,382       137,843         114,264
        Pre-tax net income                              34,219        20,153        13,737          27,487
        Income tax expense                              10,038         5,225         3,167          12,349
        Net income                                $     24,181  $     14,928   $    10,570    $     15,138
                                                  ============  ============   ===========    ============

         ****     For the quarters  ended March 31, 2000,  June 30, 2000,  September 30, 2000 and December 31, 2000, the Company had
                  reported investment  performance  associated with its derivatives as net investment income. The above presentation reflects a reclassification of these amounts to benefits and expenses.

                                               THIS PAGE IS INTENTIONALLY LEFT BLANK.

                               APPENDIX B - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate  Account B consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or mutual fund portfolio.  All or some of these  Sub-accounts  are available as investment  options for other variable  annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units:  The following table shows:  (a) the Unit Price,  as of the dates shown,  for Units in each of the
Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus;  and (b) the number of Units  outstanding for each  such  Sub-account  as of the  dates  shown.  The year in which  operations  commenced  in each  such  Sub-account  is noted in parentheses.  To the extent a Sub-account  commenced  operations during a particular  calendar year, the Unit Price as of the end of the period reflects only the partial year results from the  commencement of operations  until December 31st of the applicable  year.
The  portfolios  in  which a  particular  Sub-account  invests  may or may not have  commenced  operations  prior  to the date  such
Sub-account  commenced  operations.  The initial offering price for each Sub-account was $10.00.  Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2003.

Beginning  November 18, 2002,  multiple Unit Prices will be calculated  for each  Sub-account  of Separate  Account B to reflect the daily charge  deducted for each  combination of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charge for each  optional  benefit  offered  under this  Annuity.  The Unit Prices below reflect the daily charges for each optional benefit offered between November 18, 2002 and December 31, 2002 only.

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Wells Fargo Variable Trust - International
Equity (2000)
     With No Optional Benefits
     Unit Price                                           $5.60         7.37          8.90            -            -            -            -            -           -           -
     Number of Units                                    256,963      205,255       127,257            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.83            -             -            -            -            -            -            -           -           -
     Number of Units                                      4,125            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Wells Fargo Variable Trust - Small Cap Growth
(1999)
     With No Optional Benefits
     Unit Price                                           $5.72         9.38         12.58        16.48            -            -            -            -           -           -
     Number of Units                                    775,726      900,655       902,955      247,735            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.74            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,121            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Wells Fargo Variable Trust - Growth (1994)
     With No Optional Benefits
     Unit Price                                          $13.77        18.83         23.64        27.75        23.37        18.40        15.90        13.18       10.34           -
     Number of Units                                  2,938,967    3,783,815     4,373,354    4,625,477    4,314,842    3,907,919    2,096,545      823,247     204,067           -
     With One Optional Benefit
     Unit Price                                           $9.59            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,090            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Wells Fargo Variable Trust - Large Company
Growth (1999)
     With No Optional Benefits
     Unit Price                                           $6.50         9.16         11.75        11.98            -            -            -            -           -           -
     Number of Units                                  1,737,225    1,900,437     1,563,551      189,740            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.36            -             -            -            -            -            -            -           -           -
     Number of Units                                      8,608            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Wells Fargo Variable Trust - Equity Value (1998)
     With No Optional Benefits
     Unit Price                                           $6.61         8.83          9.56         9.17         9.53            -            -            -           -           -
     Number of Units                                  2,835,243    3,705,869     4,442,888    2,826,839    1,148,849            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.97            -             -            -            -            -            -            -           -           -
     Number of Units                                        900            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Wells Fargo Variable Trust - Equity Income (1999)
     With No Optional Benefits
     Unit Price                                           $7.46         9.37         10.05         9.96            -            -            -            -           -           -
     Number of Units                                  1,361,988    1,019,937       502,986      136,006            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.25            -             -            -            -            -            -            -           -           -
     Number of Units                                    196,720            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                     10,707            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                         91            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Wells Fargo Variable Trust - Asset Allocation
(1994)
     With No Optional Benefits
     Unit Price                                          $17.43        20.28         22.11        22.20        20.59        16.67        13.99        12.73       10.01           -
     Number of Units                                  8,336,977   10,328,629    11,237,827   10,783,373    7,584,157    5,186,216    3,700,609    1,991,150     743,176           -
     With One Optional Benefit
     Unit Price                                           $9.82            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,641            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Wells Fargo Variable Trust - Total Return Bond 1
(1999)
     With No Optional Benefits
     Unit Price                                          $12.16        11.44         10.81         9.94            -            -            -            -           -           -
     Number of Units                                  2,451,502    2,978,591     3,634,317    3,758,299            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $10.21            -             -            -            -            -            -            -           -           -
     Number of Units                                         74            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Wells Fargo Variable Trust - Money Market (1994)
     With No Optional Benefits
     Unit Price                                          $12.82        12.84         12.55        12.04        11.68        11.31        10.92        10.58       10.18           -
     Number of Units                                  5,391,441    5,952,104     3,440,514    3,500,017    2,250,003    1,304,834    1,157,342      521,291     144,050           -
     With One Optional Benefit
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST William Blair International Growth 2 (1997)
     With No Optional Benefits
     Unit Price                                           $9.92        13.54         17.96        24.16        13.41        11.70            -            -           -           -
     Number of Units                                 29,062,215   40,507,419    57,327,711   61,117,418   43,711,763   21,405,891            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.72            -             -            -            -            -            -            -           -           -
     Number of Units                                    835,523            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.72            -             -            -            -            -            -            -           -           -
     Number of Units                                     78,368            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,178            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST American Century International Growth 3
(1997)
     With No Optional Benefits
     Unit Price                                          $10.20        12.85         17.92        21.66        13.30        11.35            -            -           -           -
     Number of Units                                 31,813,722   37,487,425    17,007,352    6,855,601    5,670,336    2,857,188            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.52            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,252,674            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.69            -             -            -            -            -            -            -           -           -
     Number of Units                                    116,123            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.69            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,896            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST PBHG Small-Cap Growth 4 (1994)
     With No Optional Benefits
     Unit Price                                          $12.83        19.84         21.51        42.08        17.64        17.28        16.54        13.97       10.69           -
     Number of Units                                 17,093,250   23,048,821    25,535,093   32,134,969   15,003,001   14,662,728   12,282,211    6,076,373   2,575,105           -
     With One Optional Benefit
     Unit Price                                           $6.92            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,970,250            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.48            -             -            -            -            -            -            -           -           -
     Number of Units                                     47,261            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.47            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,595            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM Small-Cap Growth 5 (1999)
     With No Optional Benefits
     Unit Price                                           $6.13         8.46         11.98        15.37            -            -            -            -           -           -
     Number of Units                                 44,042,514   60,703,791    63,621,279   53,349,003            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.67            -             -            -            -            -            -            -           -           -
     Number of Units                                    639,695            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                     12,122            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,728            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Goldman Sachs Small-Cap Value 6 (1998)
     With No Optional Benefits
     Unit Price                                          $13.72        15.12         13.95        10.57         9.85            -            -            -           -           -
     Number of Units                                 20,004,839   26,220,860    15,193,053    6,597,544    4,081,870            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.26            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,492,775            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.09            -             -            -            -            -            -            -           -           -
     Number of Units                                        624            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Gabelli Small-Cap Value 7 (1997)
     With No Optional Benefits
     Unit Price                                          $12.58        14.08         13.35        11.11        11.20        12.70            -            -           -           -
     Number of Units                                 32,549,396   35,483,530    23,298,524   21,340,168   24,700,211   14,612,510            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.30            -             -            -            -            -            -            -           -           -
     Number of Units                                  6,141,523            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                    209,790            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                     17,411            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Goldman Sachs Mid-Cap Growth 8 (2000)
     With No Optional Benefits
     Unit Price                                           $2.78         3.88          6.58            -            -            -            -            -           -           -
     Number of Units                                 16,748,577   17,045,776     9,426,102            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.97            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,273,118            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.87            -             -            -            -            -            -            -           -           -
     Number of Units                                     66,279            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.87            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,488            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Neuberger Berman Mid-Cap Growth 9 (1994)
     With No Optional Benefits
     Unit Price                                          $12.86        18.95         25.90        28.58        19.15        16.10        13.99        12.20        9.94           -
     Number of Units                                 19,674,777   25,717,164    26,517,850   13,460,525   13,389,289   11,293,799    9,563,858    3,658,836     301,267           -
     With One Optional Benefit
     Unit Price                                           $7.41            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,175,250            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                     44,760            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,311            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Neuberger Berman Mid-Cap Value 10 (1993)
     With No Optional Benefits
     Unit Price                                          $17.78        20.16         21.09        16.78        16.10        16.72        13.41        12.20        9.81       10.69
     Number of Units                                 37,524,187   47,298,313    44,558,699   37,864,586   16,410,121   11,745,440    9,062,152    8,642,186   7,177,232   5,390,887
     With One Optional Benefit
     Unit Price                                           $8.96            -             -            -            -            -            -            -           -           -
     Number of Units                                  5,118,558            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.98            -             -            -            -            -            -            -           -           -
     Number of Units                                    163,415            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.97            -             -            -            -            -            -            -           -           -
     Number of Units                                     10,745            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Alger All-Cap Growth (2000)
     With No Optional Benefits
     Unit Price                                           $3.51         5.54          6.74            -            -            -            -            -           -           -
     Number of Units                                 85,441,507  125,442,916    28,229,631            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.80            -             -            -            -            -            -            -           -           -
     Number of Units                                    658,419            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.36            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,409            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.36            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,466            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST MFS Growth (1999)
     With No Optional Benefits
     Unit Price                                           $5.68         8.02         10.38        11.27            -            -            -            -           -           -
     Number of Units                                 85,193,279  117,716,242     7,515,486      409,467            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.58            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,930,432            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.47            -             -            -            -            -            -            -           -           -
     Number of Units                                    134,574            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.46            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,437            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Marsico Capital Growth (1997)
     With No Optional Benefits
     Unit Price                                          $11.44        13.74         17.81        21.06        14.00        10.03            -            -           -           -
     Number of Units                                 81,046,482   85,895,802    94,627,691   78,684,943   40,757,449      714,309            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.32            -             -            -            -            -            -            -           -           -
     Number of Units                                 10,144,317            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                    457,013            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                     30,465            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Goldman Sachs Concentrated Growth 11 (1992)
     With No Optional Benefits
     Unit Price                                          $19.17        27.71         41.14        60.44        39.54        23.83        18.79        14.85       10.91       11.59
     Number of Units                                 56,016,467   84,116,221    99,250,773   94,850,623   80,631,598   62,486,302   46,779,164   28,662,737  22,354,170  13,603,637
     With One Optional Benefit
     Unit Price                                           $7.67            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,349,939            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.46            -             -            -            -            -            -            -           -           -
     Number of Units                                     41,632            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Cohen & Steers Realty (1998)
     With No Optional Benefits
     Unit Price                                          $10.67        10.54         10.39         8.35         8.28            -            -            -           -           -
     Number of Units                                 14,017,528   12,268,426    11,891,188    6,224,365    3,771,461            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,563,489            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.33            -             -            -            -            -            -            -           -           -
     Number of Units                                     41,098            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.32            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,429            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST American Century Income & Growth 12 (1997)
     With No Optional Benefits
     Unit Price                                          $10.16        12.86         14.24        16.19        13.35        12.06            -            -           -           -
     Number of Units                                 22,410,834   27,386,278    32,388,202   21,361,995   13,845,190    9,523,815            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.25            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,751,136            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.89            -             -            -            -            -            -            -           -           -
     Number of Units                                     36,829            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.89            -             -            -            -            -            -            -           -           -
     Number of Units                                      8,874            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST INVESCO Capital Income 13 (1994)
     With No Optional Benefits
     Unit Price                                          $16.14        19.84         22.01        21.31        19.34        17.31        14.23        12.33        9.61           -
     Number of Units                                 37,055,825   48,595,962    50,171,495   46,660,160   40,994,187   33,420,274   23,592,226   13,883,712   6,633,333           -
     With One Optional Benefit
     Unit Price                                           $8.34            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,110,071            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                     30,714            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                            9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,934            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST PIMCO Total Return Bond (1994)
     With No Optional Benefits
     Unit Price                                          $16.65        15.46         14.40        13.09        13.43        12.44        11.48        11.26        9.61           -
     Number of Units                                113,007,310   99,028,465    82,545,240   73,530,507   64,224,618   44,098,036   29,921,643   19,061,840   4,577,708           -
     With One Optional Benefit
     Unit Price                                          $10.57            -             -            -            -            -            -            -           -           -
     Number of Units                                 20,544,075            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.17            -             -            -            -            -            -            -           -           -
     Number of Units                                    604,147            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.17            -             -            -            -            -            -            -           -           -
     Number of Units                                     36,236            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST PIMCO Limited Maturity Bond (1995)
     With No Optional Benefits
     Unit Price                                          $14.26        13.61         12.79        11.96        11.73        11.26        10.62        10.37           -           -
     Number of Units                                 61,707,894   42,410,807    31,046,956   32,560,943   28,863,932   25,008,310   18,894,375   15,058,644           -           -
     With One Optional Benefit
     Unit Price                                          $10.34            -             -            -            -            -            -            -           -           -
     Number of Units                                 11,274,642            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                    215,314            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                     80,547            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
The Montgomery Variable Series - MV Emerging
Markets (1996)
     With No Optional Benefits
     Unit Price                                           $5.79         6.50          7.09        10.06         6.19        10.05        10.25            -           -           -
     Number of Units                                 10,957,884   14,095,135    12,899,472   12,060,036   10,534,383   10,371,104    2,360,940            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.66            -             -            -            -            -            -            -           -           -
     Number of Units                                    283,466            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.93            -             -            -            -            -            -            -           -           -
     Number of Units                                     21,816            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.93            -             -            -            -            -            -            -           -           -
     Number of Units                                        442            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Technology (1999)
     With No Optional Benefits
     Unit Price                                           $3.49         6.66         12.48        16.52            -            -            -            -           -           -
     Number of Units                                 18,830,138   26,652,622    29,491,113    4,622,242            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $5.50            -             -            -            -            -            -            -           -           -
     Number of Units                                    293,307            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Health Sciences (1999)
     With No Optional Benefits
     Unit Price                                           $9.37        12.58         14.59        11.34            -            -            -            -           -           -
     Number of Units                                 11,475,199   17,419,141    19,381,405      786,518            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.00            -             -            -            -            -            -            -           -           -
     Number of Units                                    475,873            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,444            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                        140            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

1.       Effective May 1, 2003, the WFVT Corporate Bond portfolio  changed its name to WFVT Total Return Bond  portfolio.  This name change was made in conjunction with a change in investment strategy.
2.       Effective November 11, 2002,  William Blair & Company,  L.L.C.  became Sub-advisor of the Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Overseas Growth."
3.       This  Portfolio  reflects the  addition of the net assets of the AST American  Century  International  Growth  Portfolio II
     ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II.
4.       Effective  September 17, 2001, Pilgrim Baxter & Associates,  Ltd. became  Sub-advisor of the Portfolio.  Prior to September
     17, 2001, Janus Capital  Corporation served as Sub-advisor of the Portfolio,  then named "AST Janus Small-Cap Growth." Prior to
     December 31, 1998,  Founders  Asset  Management,  LLC served as  Sub-advisor of the  Portfolio,  then named  "Founders  Capital
     Appreciation Portfolio."
5.       Effective December 10, 2001,  Deutsche Asset Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor of the  Portfolio,  then named "AST Scudder  Small-Cap  Growth
     Portfolio".  Prior to May 1, 2001 the Portfolio was named "AST Kemper Small-Cap Growth Portfolio."
6.       Effective May 1, 2001,  Goldman Sachs Asset  Management  became  Sub-advisor of the Portfolio.  Prior to May 1, 2001, Lord,
     Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Small Cap Value."
7.       Effective  October 23, 2000,  GAMCO  Investors,  Inc.  became  Sub-advisor of the Portfolio.  Prior to October 23, 2000, T.
     Rowe Price  Associates,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST T. Rowe Price  Small  Company  Value
     Portfolio."
8.       Effective  November 11, 2002,  Goldman Sachs Asset Management  became  Sub-advisor of the Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Mid-Cap Growth."
9.       Effective May 1, 1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor of the  Portfolio.  Prior to May 1, 1998,
     Berger Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio."
10.      Effective May 1, 1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor of the  Portfolio.  Prior to May 1, 1998,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."
11.      Effective  November 11, 2002,  Goldman Sachs Asset Management  became  Sub-advisor of the Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST JanCap Growth."
12.      Effective May 3, 1999, American Century Investment  Management,  Inc. became Sub-advisor of the Portfolio.  Between October
     15, 1996 and May 3, 1999, Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam
     Value Growth & Income."
13.      Effective July 1, 2002, the AST INVESCO Equity Income portfolio changed its name to AST INVESCO Capital Income.

                                        APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional Death Benefit is calculated.  Each example assumes that a $50,000  initial  Purchase  Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account  Value is maintained in the variable  investment  options.  The formula for  determining  the Enhanced  Beneficiary
Protection Optional Death Benefit is as follows:

           Growth =               Account Value of variable             minus         Purchase Payments - proportional
                               investment options plus Interim
                                Value of Fixed Allocations (no
                                         MVA applies)                                           withdrawals

Example with market increase
Assume that the Owner has made no withdrawals  and that the Account Value has been  increasing due to positive  market  performance.
On the date we receive  due proof of death,  the  Account  Value is  $75,000.  The basic  Death  Benefit is  calculated  as Purchase
Payments minus proportional  withdrawals,  or Account Value, which ever is greater.  Therefore,  the basic Death Benefit is equal to
$75,000.  The Enhanced  Beneficiary  Protection  Optional Death Benefit is equal to the amount payable under the basic Death Benefit
($75,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $75,000 - [$50,000 - $0]
                  =        $25,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $25,000 * 0.40
                  =        $10,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $85,000

Examples with market decline
Assume  that the  Owner  has made no  withdrawals  and that  the  Account  Value  has been  decreasing  due to  declines  in  market performance.  On the date we receive due proof of death,  the Account  Value is $45,000.  The basic Death  Benefit is  calculated as
Purchase Payments minus proportional  withdrawals,  or Account Value, which ever is greater.  Therefore,  the basic Death Benefit is equal to $50,000.  The Enhanced  Beneficiary  Protection Optional Death Benefit is equal to the amount payable under the basic Death
Benefit ($50,000) PLUS the "Growth" under the Annuity.

         Growth   =        $45,000 - [$50,000 - $0]
                  =        $-5,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  NO BENEFIT IS PAYABLE

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been increasing due to positive  market  performance and the Owner made a withdrawal of $15,000 in
Annuity Year 5 when the Account  Value was $75,000.  On the date we receive due proof of death,  the Account  Value is $90,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or Account Value,  which ever is greater.
Therefore,  the basic Death Benefit is equal to $90,000.  The Enhanced  Beneficiary  Protection  Optional  Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                  =        $90,000 - [$50,000 - $10,000]
                  =        $90,000 - $40,000
                  =        $50,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $50,000 * 0.40
                  =        $20,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $110,000

Examples of Highest Anniversary Value Death Benefit Calculation
The  following  are examples of how the Highest  Anniversary  Value Death  Benefit is  calculated.  Each example  assumes an initial
Purchase  Payment of  $50,000.  Each  example  assumes  that there is one Owner who is age 70 on the Issue Date and that all Account
Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing  due to positive  market  performance  and that no withdrawals have been made.  On the date we receive due proof of death,  the Account Value is $75,000;  however,  the  Anniversary  Value on the
5th  anniversary  of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death Benefit  Target Date.  The
Death Benefit is equal to the greater of the Highest  Anniversary  Value or the basic Death Benefit.  The Death Benefit would be the
Highest  Anniversary  Value  ($90,000)  because it is greater  than the amount  that would have been  payable  under the basic Death
Benefit ($75,000).

Example with withdrawals
Assume that the Account Value has been increasing due to positive  market  performance and the Owner made a withdrawal of $15,000 in
Annuity  Year 7 when the  Account  Value was  $75,000.  On the date we receive  due proof of death,  the  Account  Value is $80,000;
however,  the  Anniversary  Value on the 5th  anniversary  of the  Issue  Date was  $90,000.  Assume as well that the Owner has died before the Death  Benefit  Target  Date.  The Death  Benefit is equal to the greater of the Highest  Anniversary  Value or the basic
Death Benefit.

Highest Anniversary Value  = $90,000 - [$90,000 * $15,000/$75,000]
                                    = $90,000 - $18,000
                                    = $72,000

Basic Death Benefit                 = $80,000 - [$80,000 * $15,000/$75,000]
                                    = $80,000 - $16,000
                                    = $64,000

Example with death after Death Benefit Target Date
Assume that the Owner's Account Value has generally been  increasing due to positive market  performance and that no withdrawals had been made prior to the Death  Benefit  Target Date.  Further  assume that the Owner dies after the Death Benefit  Target Date,  when the Account Value is $75,000.  The Highest  Anniversary Value on the Death Benefit Target Date was $80,000;  however,  following the
Death  Benefit  Target  Date,  the Owner made a Purchase  Payment of $15,000 and had taken a  withdrawal  of $5,000 when the Account
Value was  $70,000.  The Death  Benefit is equal to the  greater of the  Highest  Anniversary  Value plus  Purchase  Payments  minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value  = $80,000 + $15,000 - [$80,000 * $5,000/$70,000]
                                    = $80,000 + $15,000 - $5,714
                                    = $100,714

Basic Death Benefit                 = $75,000

                                         APPENDIX D - Plus40(TM)OPTIONAL LIFE INSURANCE RIDER

====================================================================================================================================
American Skandia's Plus40(TM)Optional Life Insurance Rider was offered, in those states where approved, between November 9, 2001 and
May 1, 2003.  The description below of the Plus40(TM)benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40(TM)benefit.
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
The life insurance  coverage  provided under the Plus40(TM)Optional Life Insurance Rider ("Plus40(TM)rider" or the "Rider") is supported by American  Skandia's  general account and is not subject to, or registered as a security under,  either the Securities Act of 1933 or the Investment  Company Act of 1940.  Information  about the Plus40(TM)rider is included as an Appendix to this  Prospectus to help you  understand  the Rider and the  relationship  between the Rider and the value of your Annuity.  It is also included  because you can elect to pay for the Rider with taxable  withdrawals  from your Annuity.  The staff of the  Securities  and Exchange  Commission has not reviewed this  information.  However,  the  information  may be subject to certain  generally  applicable  provisions of the
Federal securities laws regarding accuracy and completeness.
------------------------------------------------------------------------------------------------------------------------------------

The income  tax-free life insurance  payable to your  Beneficiary(ies)  under the Plus40(TM)rider is equal to 40% of the Account Value of your  Annuity  as of the date we  receive  due proof of death,  subject  to certain  adjustments,  restrictions  and  limitations described below.

ELIGIBILITY
The Plus40(TM)rider may be purchased as a rider on your  Annuity.  The Rider must cover those  persons upon whose death the Annuity's death benefit  becomes payable - the Annuity's  owner or owners,  or the Annuitant (in the case of an entity owned Annuity).  If the
Annuity has two Owners,  the Rider's death  benefit is payable upon the first death of such  persons.  If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum  allowable  age to purchase the Plus40(TM)rider is 40; the maximum  allowable age is 75. If the Rider is purchased on two lives,  both persons must meet the age  eligibility  requirements.  The Plus40(TM)rider is not  available to purchasers  who use their
Annuity as a funding  vehicle for a Tax  Sheltered  Annuity (or 403(b)) or as a funding  vehicle for a qualified  plan under Section
401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
|X|      If you die during the first 24 months  following the  effective  date of the Plus40(TM)rider  (generally,  the Issue Date of your  Annuity),  the death  benefit will be limited to the amount of any charges paid for the Rider while it was in effect.
         While we will return the charges you have paid during the  applicable  period as the death benefit,  your  Beneficiary(ies)
         will receive no  additional  life  insurance  benefit from the Plus40(TM)rider if you die within 24 months of its  effective
                          ----------
         date.

|X|      If you make a Purchase  Payment  within 24 months  prior to the date of death,  the  Account  Value used to  determine  the amount of the death  benefit  will be reduced by the amount of such  Purchase  Payment(s).  If we reduce the death  benefit payable  under the Plus40(TM)rider based on this  provision,  we will return 50% of any charges  paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

|X|      If we apply Credits to your Annuity based on Purchase  Payments,  such Credits are treated as Account Value for purposes of determining  the death  benefit  payable under the Plus40(TM)rider.  However,  if Credits were applied to Purchase  Payments made within 24 months  prior to the date of death,  the Account  Value used to  determine  the amount of the death  benefit will be reduced by the amount of such  Credits.  If we reduce the death  benefit  payable  under the Plus40(TM)rider based on this  provision,  we will  return 50% of any  charges  paid for the Rider  based on such  Credits as an  additional  amount included in the death benefit under the Rider.

|X|      If you become  terminally  ill (as  defined in the Rider)  and elect to  receive a portion  of the  Plus40(TM)rider's  death benefit  under the  Accelerated  Death Benefit  provision,  the amount that will be payable under the Rider upon your death will be reduced.  Please refer to the Accelerated Death Benefit provision described below.

|X|      If  charges  for the  Plus40(TM)rider are due and are  unpaid as of the date the death  benefit  is being  determined,  such charges will be deducted from the amount paid to your Beneficiary(ies).

|X|      If the age of any person  covered  under the Plus40(TM)rider is  misstated,  we will adjust any coverage  under the Rider to conform to the facts. For example,  if, due to the  misstatement,  we overcharged you for coverage under the Rider, we will add any  additional  charges  paid to the  amount  payable  to  your  Beneficiary(ies).  If,  due to the  misstatement,  we undercharged  you for coverage  under the Rider,  we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

|X|      On or after an Owner reaches the expiry date of the Rider (the  anniversary  of the Annuity's  Issue Date on or immediately after the 95th  birthday),  coverage  will  terminate.  No charge will be made for an Owner  following  the expiry date. If there are two Owners,  the expiry date applies  separately  to each Owner;  therefore,  coverage may continue for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40(TM)rider is subject to a Maximum  Death  Benefit  Amount  based on the  Purchase  Payments  applied to your  Annuity.  The
Plus40(TM)rider may also be subject to a Per Life Maximum  Benefit  that is based on all amounts  paid under any annuity  contract we
                                                                                                             ---
issue to you under which you have elected the Plus40(TM)rider or similar life insurance coverage.

|X|      The Maximum  Death  Benefit  Amount is 100% of the Purchase  Payments  increasing  at 5% per year  following  the date each
             -------------------------------
         Purchase  Payment is applied to the  Annuity  until the date of death.  If  Purchase  Payments  are  applied to the Annuity within 24 months prior to the date of death,  the Maximum Death Benefit  Amount is decreased by the amount of such Purchase
         Payments.

|X|      The Per Life Maximum Benefit applies to Purchase  Payments  applied to any such annuity  contracts more than 24 months from
             ------------------------
         the date of death that  exceed  $1,000,000.  If you make  Purchase  Payments  in excess of  $1,000,000,  we will reduce the aggregate death benefit  payable under all Plus40(TM)riders,  or similar riders issued by us, based on the combined amount of
         Purchase  Payments in excess of $1,000,000  multiplied by 40%. If the Per Life Maximum Benefit applies,  we will reduce the amount  payable under each  applicable  Plus40(TM)rider on a pro-rata  basis.  If the Per Life Maximum  Benefit  applies upon your death,  we will return any excess  charges that you paid on the portion of your  Account  Value on which no benefit is payable.  The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become  terminally  ill,  you may request  that a portion of the death  benefit  payable  under the Plus40(TM)rider be prepaid instead of being paid to your  Beneficiary(ies)  upon your  death.  Subject to our  requirements  and where  allowed by law, we will make a one time, lump sum payment.  Our  requirements  include proof  satisfactory to us, in writing,  of terminal illness after the
Rider's Effective Date.

The maximum we will pay,  before any  reduction,  is the lesser of 50% of the Rider's  death  benefit or  $100,000.  If you elect to accelerate  payment of a portion of the death benefit under the Plus40(TM)rider,  the amount of the remaining death benefit is reduced by the prepaid amount  accumulating at an annualized  interest rate of 6.0%.  Eligibility for an accelerated  payout of a portion of your Plus40(TM)rider death benefit may be more restrictive than any  medically-related  surrender  provision that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40(TM)RIDER
The Plus40(TM)rider has a current  charge and a guaranteed  maximum  charge.  The current  charge for the Plus40(TM)rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity.  The applicable  percentages  differ based on the attained age,  last birthday of the Owner(s) or Annuitant (in the case of an entity owned  Annuity) as of the date the charge is due. We reserve the right to change the current charge,  at any time,  subject to regulatory  approval where  required.  If there are two Owners,  we calculate  the current  charge that  applies to each Owner  individually  and deduct the combined  amount as the charge for the Rider.  There is no charge  based on a person's  life after  coverage  expires as to that person.  However,  a charge will still apply to the second of two Owners (and  coverage  will  continue for such Owner) if such Owner has not reached the expiry date.

                                           Attained Age                  Percentage of
                                                                         Account Value
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 40-75                       .80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 76-80                       1.60%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 81-85                       3.20%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 86-90                       4.80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 91                         6.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 92                         7.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 93                         8.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 94                         9.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 95                        10.50%
                                   ------------------------------ ----------------------------

The charge for the Plus40(TM)rider may also be subject to a guaranteed  maximum  charge that will apply if the current  charge,  when applied to the Account  Value,  exceeds the  guaranteed  maximum  charge.  The  guaranteed  maximum  charge is based on a charge per
$1,000 of insurance.

We determine the charge for the Rider annually,  in arrears.  We deduct the charge:  (1) upon your death; (2) on each anniversary of the Issue  Date;  (3) on the date that you begin  receiving  annuity  payments;  (4) if you  surrender  your  Annuity  other  than a medically-related  surrender;  or (5) if you  choose to  terminate  the  Rider.  If the Rider  terminates  for any of the  preceding reasons on a date other than the  anniversary  of the  Annuity's  Issue  Date,  the charge will be  prorated.  During the first year after the  Annuity's  Issue Date,  the charge will be prorated  from the Issue Date.  In all  subsequent  years,  the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual  charge  through a redemption  from your  Annuity's  Account Value or through funds other than those within the Annuity.  If you do not elect a method of payment,  we will  automatically  deduct the annual charge from your  Annuity's
Account Value.  The manner in which you elect to pay for the Rider may have tax implications.

|X|      If you elect to pay the charge through a redemption of your Annuity's  Account Value,  the withdrawal  will be treated as a taxable  distribution,  and will  generally  be  subject  to  ordinary  income  tax on the  amount of any  investment  gain withdrawn.  If you are under age 59 1/2,  the  distribution  may also be subject to a 10%  penalty on any gain  withdrawn,  in addition to  ordinary  income  taxes.  We first  deduct the amount of the charge  pro-rata  from the  Account  Value in the variable  investment  options.  We only  deduct the  charge  pro-rata  from the Fixed  Allocations  to the extent  there is insufficient Account Value in the variable investment options to pay the charge.

|X|      If you elect to pay the  charge  through  funds  other  than  those from your  Annuity,  we  require  that  payment be made electronically in U.S. currency through a U.S.  financial  institution.  If you elect to pay the charge through  electronic transfer  of funds and  payment  has not been  received  within 31 days from the due date,  we will  deduct the charge as a redemption from your Annuity, as described above.

TERMINATION
You can terminate  the Plus40(TM)rider at any time.  Upon  termination,  you will be required to pay a pro-rata  portion of the annual charge for the Rider.  The Plus40(TM)rider will terminate  automatically  on the date your Account Value is applied to begin receiving annuity  payments,  on the date you  surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date.  We may also  terminate  the Plus40(TM)rider,  if  necessary,  to comply  with our  interpretation  of the Code and  applicable regulations.  Once terminated, you may not reinstate your coverage under the Plus40(TM)rider.

CHANGES IN ANNUITY DESIGNATIONS
Changes in  ownership  and  annuitant  designations  under the Annuity may result in changes in  eligibility  and charges  under the
Plus40(TM)rider.  These changes may include termination of the Rider.  Please refer to the Rider for specific details.

SPOUSAL ASSUMPTION
A spousal  beneficiary  may elect to assume  ownership  of the  Annuity  instead of taking the  Annuity's  Death  Benefit.  However, regardless  of whether a spousal  beneficiary  assumes  ownership of the Annuity,  the death benefit under the Plus40(TM)rider will be paid despite the fact that the Annuity  will  continue.  The spousal  beneficiary  can apply the death  benefit  proceeds  under the
Plus40(TM)rider to the Annuity as a new Purchase  Payment,  can purchase a new annuity  contract or use the death benefit proceeds for any other  purpose.  Certain  restrictions  may apply to an Annuity that is used as a qualified  investment.  Spousal  beneficiaries may also be eligible to purchase the Plus40(TM)rider,  in which case the Annuity's  Account  Value,  as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION
The  Plus40(TM)rider  was  designed  to  qualify  as a life  insurance  contract  under  the  Code.  As life  insurance,  under  most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an Individual  Retirement  Annuity (IRA),  we consider the Plus40(TM)rider to be outside of your IRA, since  premium for the Rider is paid for either with funds  outside of your Annuity or with  withdrawals  previously  subject to tax and any applicable tax penalty.

We believe  payments under the accelerated  payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free  payments.  To the extent  permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally  ill, or any other  applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

 APPENDIX E - DESCRIPTION AND CALCULATION OF THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT AND THE GUARANTEED MINIMUM
                                                           DEATH BENEFIT

If you purchased  your Annuity  before  November 18, 2002 and were not a resident of the State of New York,  the following  optional death benefits were offered:

Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset  federal and state taxes  payable on any taxable  gains in your  Annuity at the time of your death.  Whether  this benefit is appropriate for you may depend on your particular  circumstances,  including other financial resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in addition to the basic Death
Benefit.  If the Annuity has one Owner,  the Owner must be age 75 or less at the time the benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above

     PLUS

2.       50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

"Death  Benefit  Amount"  includes your Account  Value and any amounts  added to your Account Value under the Annuity's  basic Death
------------------------
Benefit when the Death  Benefit is  calculated.  Under the basic Death  Benefit,  amounts are added to your  Account  Value when the
Account Value is less than Purchase Payments minus proportional withdrawals.

"Proportional  withdrawals"  are  determined  by  calculating  the  percentage  of your  Account  Value that each  prior  withdrawal
---------------------------
represented when withdrawn.

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The Enhanced  Beneficiary  Protection  Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
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Please refer to the section  entitled "Tax  Considerations"  for a discussion of special tax  considerations  for purchasers of this benefit.
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NOTE:  You may not elect the Enhanced  Beneficiary  Protection  Optional  Death Benefit if you have elected any other Optional Death
Benefit.

Guaranteed Minimum Death Benefit

If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased.  If the
Annuity has joint Owners, the oldest Owner must be age 80 or less.  If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest
             -------------------------
     of either joint Owner or the Annuitant, if entity owned.

|X|      The Highest  Anniversary  Value  equals the highest of all  previous  "Anniversary  Values" on or before the earlier of the
             ---------------------------
     Owner's date of death and the "Death Benefit Target Date".

|X|      The Anniversary  Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase  Payments
             ------------------
     on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the  Sub-accounts  plus the Interim Value of any Fixed  Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
2.       the sum of all Purchase  Payments minus the sum of all  Proportional  Reductions,  each increasing  daily until the Owner's date of  death  at a rate of  5.0%,  subject  to a limit of 200% of the  difference  between  the sum of all  Purchase
              Payments and the sum of all withdrawals as of the Owner's date of death; and
3.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the Account  Value as of the date we receive in writing  "due proof of death" (an MVA may be  applicable  to amounts in any
              Fixed Allocations); and
         2.   the greater of Item 2 & 3 above on the Death  Benefit  Target Date plus the sum of all Purchase  Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

Annuities with joint Owners
For  Annuities  with Joint  Owners,  the Death  Benefit is  calculated as shown above except that the age of the oldest of the Joint
Owners is used to determine the Death Benefit  Target Date.  NOTE: If you and your spouse own the Annuity  jointly,  we will pay the
Death Benefit to the Beneficiary.  If the sole primary  Beneficiary is the surviving spouse,  then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefit is calculated as shown above except that the age of the Annuitant is used to determine  the Death  Benefit  Target  Date.  Payment of the Death  Benefit is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can  terminate the Enhanced  Beneficiary  Protection  Optional  Death  Benefit and the  Guaranteed  Minimum Death Benefit at any
time. Upon  termination,  you will be required to pay a pro-rata  portion of the annual charge for the benefit.  Both optional Death
Benefits  will  terminate  automatically  on the Annuity  Date.  We may also  terminate  any optional  Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge from your  Account  Value if you elect to purchase  either  optional  Death  Benefit.  The  Enhanced  Beneficiary
Protection  Death  Benefit  costs 0.25% of Account  Value.  The  Guaranteed  Minimum  Death Benefit costs 0.30% of the current Death
Benefit.  The charges for these death  benefits  are  deducted in arrears each Annuity  Year.  No charge  applies  after the Annuity
Date.  We deduct the charge:
1.       on each anniversary of the Issue Date;
2.       when Account Value is transferred to our general account prior to the Annuity Date;
3.       if you surrender your Annuity; and
4.       if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

If you  surrender  the  Annuity,  elect to begin  receiving  annuity  payments  or  terminate  the  benefit  on a date other than an anniversary  of the Issue  Date,  the charge  will be  prorated.  During the first year  after the Issue  Date,  the charge  will be prorated from the Issue Date.  In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first deduct the amount of the charge  pro-rata from the Account  Value in the variable  investment  options.  We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient  Account Value in the variable  investment options to pay the charge.  If your Annuity's  Account Value is insufficient to pay the charge,  we may deduct your remaining Account Value and terminate  your  Annuity.  We will notify you if your  Account  Value is  insufficient  to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS
-----------------------

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional Death Benefit is calculated.  Each example assumes that a $50,000 initial  Purchase  Payment is made and that no withdrawals are made prior to the Owner's death.  Each example assumes that  there is one Owner  who is age 50 on the Issue  Date and that all  Account  Value is  maintained  in the  variable  investment options.

Example with market increase
Assume that the Owner's Account Value has been increasing due to positive  market  performance.  On the date we receive due proof of death,  the Account Value is $75,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals, or Account  Value,  which ever is  greater.  Therefore,  the basic  Death  Benefit is equal to  $75,000.  The  Enhanced  Beneficiary
Protection  Optional  Death Benefit is equal to the amount  payable under the basic Death Benefit  ($75,000)  PLUS 50% of the "Death
Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $75,000
         Basic Death Benefit =      $75,000
         Death Benefit Amount =     $75,000 - $50,000 = $25,000

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $75,000 + $12,500 = $87,500

Examples with market decline
Assume that the Owner's  Account Value has been decreasing due to declines in market  performance.  On the date we receive due proof of death,  the  Account  Value is  $45,000.  The  basic  Death  Benefit  is  calculated  as  Purchase  Payments  minus  proportional withdrawals,  or Account  Value,  which ever is greater.  Therefore,  the basic  Death  Benefit is equal to  $50,000.  The  Enhanced
Beneficiary  Protection  Optional Death Benefit is equal to the amount  payable under the basic Death Benefit  ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $40,000
         Basic Death Benefit =      $50,000
         Death Benefit Amount =     $50,000 - $50,000 = $0

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $50,000 + $0 = $50,000

         In this example you would  receive no additional  benefit from  purchasing  the Enhanced  Beneficiary  Protection  Optional
         Death Benefit.

Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the Guaranteed  Minimum Death Benefit is calculated.  Each example  assumes that a $50,000 initial
Purchase  Payment is made and that no  withdrawals  are made prior to the Owner's  death.  Each  example  assumes  that there is one
Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example of market increase
Assume that the Owner's  Account Value has generally been  increasing  due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $90,000.  The Highest  Anniversary Value at the end of any previous period is $72,000.  The
Death Benefit would be the Account Value  ($90,000)  because it is greater than the Highest  Anniversary  Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease
Assume that the Owner's Account Value generally  increased until the fifth  anniversary but generally has been decreasing  since the fifth  contract  anniversary.  On the date we receive due proof of death,  the Account  Value is  $48,000.  The Highest  Anniversary
Value at the end of any previous  period is $54,000.  The Death Benefit  would be the sum of prior  Purchase  Payments  increased by
5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease
Assume that the Owner's  Account  Value  increased  significantly  during the first six years  following the Issue Date. On the sixth anniversary  date the Account Value is $90,000.  During the seventh  Annuity Year, the Account Value increases to as high as $100,000 but then  subsequently  falls to  $80,000  on the date we  receive  due  proof of  death.  The  Death  Benefit  would be the  Highest
Anniversary Value at the end of any previous period ($90,000),  which occurred on the sixth  anniversary,  although the Account Value was higher during the subsequent  period.  The Account Value on the date we receive due proof of death  ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

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                  PLEASE SEND ME A STATEMENT OF  ADDITIONAL  INFORMATION  THAT CONTAINS  FURTHER  DETAILS ABOUT THE
                  AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS WFVAPEX-PROS (05/2003).
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                                       -------------------------------------------------------
                                                          (print your name)

                                       -------------------------------------------------------
                                                              (address)

                                       -------------------------------------------------------
                                                        (city/state/zip code)

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Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-766-4530                                                                           Telephone: 203-926-1888
http://www.americanskandia.com                                                               http://www.americanskandia.com

                                                         MAILING ADDRESSES:

                                               AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                   Attention: Stagecoach Annuity
                                                           P.O. Box 7040
                                                     Bridgeport, CT 06601-7040

                                                           EXPRESS MAIL:
                                               AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                   Attention: Stagecoach Annuity
                                                        One Corporate Drive
                                                         Shelton, CT 06484

                                             Supplement to Prospectus Dated May 1, 2003
                                                    Supplement dated June 20, 2003

This Supplement should be retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

Montgomery Variable Series - Emerging Markets Portfolio reorganization into the Gartmore GVIT Developing Markets Portfolio

American Skandia  anticipates that shareholders  will approve the Plan of  Reorganization of the Montgomery  Variable Series - Emerging
Markets  Portfolio and the Gartmore GVIT Developing  Markets  Portfolio and that the  reorganization  will take place on June 20, 2003.
Upon completion of the  reorganization,  the Montgomery  Variable Series - Emerging  Markets  Portfolio will cease to exist and Annuity
Owners will have an equivalent  Account Value in the Gartmore GVIT Developing  Markets Portfolio.  The principal  investment  objective and policies of the Portfolio will be unchanged as a result of this reorganization.

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                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------

                                          Management        Other         12b-1 Fees     Total Annual     Fee Waivers     Net Annual
         UNDERLYING PORTFOLIO                Fees          Expenses                        Portfolio      and Expense     Portfolio
                                                                                           Operating     Reimburse-ment   Operating
                                                                                           Expenses                        Expenses
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Gartmore Variable Investment Trust:
  GVIT Developing Markets                    1.15%          0.24%            0.25%            1.64%            N/A            1.64%
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------

ASAP/ ASAP2/ FUSI AS2/ ASAP III/ APEX/ ASXT/ FUSI XT/Wells XTVA/ VIA-SUPP (06/20/2003)
ASXT-FOUR/ FUSI XT-FOUR/ ASL/ FUSI ASL/ Wells ASL/ ASPro/92001E0603
Wells VA+/ Wells APEX/ CH2/ ASImpact/ APEX II/ ASL II/ FUSI ASL II/
ASXT-SIX/ VIAS/ VIAT/ VIAG -SUPP (06/20/2003)

                                             Supplement to Prospectus Dated May 1, 2003
                                                 Supplement dated October 13, 2003

This Supplement  should be retained with the current  Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

WHO IS AMERICAN SKANDIA?
The following paragraph is added to this section of the prospectus:

Effective May 1, 2003,  Skandia U.S. Inc., the sole  shareholder of ASI, which is the parent of American  Skandia,  was purchased by
Prudential  Financial,  Inc.  Prudential  Financial is a New Jersey  insurance  holding  company whose  subsidiary  companies  serve individual and institutional  customers worldwide and include The Prudential  Insurance Company of America,  one of the largest life insurance  companies in the U.S. These  companies offer a variety of products and services,  including life insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and  retirement  related  services and  administration,  asset  management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)

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The  Guaranteed  Return Option Plus  described  below is being offered as of October 13, 2003 in those  jurisdictions  where we have received regulatory  approval,  and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.  Certain terms and  conditions  may differ between  jurisdictions  once  approved.  The program can be elected by new purchasers  on the Issue Date of their  Annuity,  and can be elected by existing  Annuity  Owners on either the  anniversary  of the
Issue Date of their  Annuity or on a date other than that  anniversary,  as described  below under  "Election of the  Program".  The
Guaranteed  Return  Option  Plus is not  available  if you elect the  Guaranteed  Return  Option  program,  the  Guaranteed  Minimum
Withdrawal Benefit rider or the Guaranteed Minimum Income Benefit rider.
------------------------------------------------------------------------------------------------------------------------------------

We offer a program that,  after a seven-year  period  following  commencement of the program (we refer to the end of that seven-year period as the "maturity date") and on each  anniversary of the maturity date  thereafter,  guarantees your Account Value will not be less than your Account  Value on the effective  date of your program  (called the  "Protected  Principal  Value").  The program also offers you the  opportunity  to elect a second,  enhanced  guaranteed  amount at a later date if your Account  Value has  increased, while preserving the guaranteed  amount  established on the effective date of your program.  The enhanced  guaranteed amount (called the "Enhanced  Protected  Principal Value")  guarantees that, after a separate  seven-year period following election of the enhanced guarantee and on each anniversary  thereafter,  your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

The program  monitors your Account Value daily and, if necessary,  systematically  transfers  amounts  between  variable  investment options you choose and Fixed  Allocations used to support the Protected  Principal  Value(s).  The program may be appropriate if you wish to protect a principal  amount  against  market  downturns as of a specific date in the future,  but also wish to invest in the variable  investment  options to participate in market  increases.  There is an additional charge if you elect the Guaranteed Return
Option Plus program.

The  guarantees  provided by the program  exist only on the  applicable  maturity  date(s) and on each  anniversary  of the maturity date(s)  thereafter.  However,  due to the ongoing  monitoring  of your  Account  Value and the  transfer of Account  Value  between variable  investment  options and Fixed Allocations to support our future  guarantees,  the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior to a maturity date.

KEY FEATURE - Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.
|X|      Base Guarantee:  Under the base guarantee,  American  Skandia  guarantees that on the maturity date and on each anniversary of the maturity date thereafter, your Account Value will be no less than the Protected Principal Value.
     On the maturity date and on each  anniversary  after the maturity date, if your Account Value is below the Protected  Principal
     Value,  American Skandia will apply additional  amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

|X|      Enhanced  Guarantee:  On any anniversary  following  commencement of the program,  you can establish an enhanced guaranteed amount based on your current Account Value.  Under the enhanced  guarantee,  American Skandia guarantees that at the end of the seven year period  following the election of the enhanced  guarantee  (also  referred to as its "maturity  date"),  and on each anniversary of the maturity date thereafter,  your Account Value will be no less than the Enhanced  Protected  Principal Value.
     You can elect an enhanced  guarantee  more than once;  however,  a  subsequent  election  supersedes  the prior  election of an enhanced guarantee.  Election of an enhanced guarantee does not impact the base guarantee.  In addition, you may elect an "auto step-up" feature that will automatically  increase your base guarantee (or enhanced  guarantee,  if previously elected) on each anniversary of the program (and create a new, seven year maturity  period for the new enhanced  guarantee) if the Account Value as of that anniversary  exceeds the existing base guarantee (or enhanced  guarantee,  if previously elected) by 7% or more. You may also elect to terminate an enhanced guarantee.  If you elect to terminate the enhanced  guarantee,  the base guarantee will remain in effect.
     If you have elected the enhanced  guarantee,  on the  guarantee's  maturity date and on each  anniversary  of the maturity date thereafter,  if your Account Value is below the Enhanced  Protected  Principal  Value,  American  Skandia will apply additional amounts to your  Annuity  from its  general  account to  increase  your  Account  Value to be equal to the  Enhanced  Protected
     Principal Value.

Any  amounts  added to your  Annuity  will be applied,  if  necessary,  to any Fixed  Allocations  needed to support the  applicable guarantee  amount as of the  maturity  date or any  anniversary  of the  maturity  date.  Any  remaining  amounts  will be allocated pro-rata to your  Account  Value based on your  current  Sub-account  allocations.  We will notify you of any amounts  added to your
Annuity  under the  program.  The  Protected  Principal  Value is referred to as the "Base  Guarantee"  and the  Enhanced  Protected
Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity
Withdrawals  from your  Annuity,  while the program is in effect,  will reduce the base  guarantee  under the program as well as any enhanced  guarantee.  Cumulative  annual  withdrawals  up to 5% of the Protected  Principal  Value as of the  effective  date of the program  (adjusted  for any  subsequent  Purchase  Payments  and any  Credits  applied to such  Purchase  Payments)  will reduce the applicable  guaranteed amount by the actual amount of the withdrawal (referred to as the  "dollar-for-dollar  limit"). If the amount withdrawn is greater than the dollar-for-dollar  limit, the portion of the withdrawal equal to the  dollar-for-dollar  limit will be treated as  described  above,  and the  portion of the  withdrawal  in excess of the  dollar-for-dollar  limit will  reduce the base guarantee and the enhanced  guarantee  proportionally,  according to the formula as described in the rider for this benefit (see the examples  of this  calculation  below).  Withdrawals  will be taken  pro-rata  from the  variable  investment  options and any Fixed
Allocations.  Withdrawals  will be subject to all other  provisions of the Annuity,  including any Contingent  Deferred Sales Charge or Market Value Adjustment that would apply.

Charges  for other  optional  benefits  under the  Annuity  that are  deducted  as an annual  charge in arrears  will not reduce the applicable  guaranteed  amount under the  Guaranteed  Return Option Plus program,  however,  any partial  withdrawals  in payment of charges for the Plus40(TM)Optional Life  Insurance  Rider will be treated as withdrawals  and will reduce the  applicable  guaranteed amount.

The following examples of  dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the GRO PlusSM program are October 13, 2003; 2.) an initial Purchase  Payment of $250,000;  3.) a base guarantee amount of $250,000;
and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal  is taken on November 29, 2003 (in the first  Annuity  Year).  No prior  withdrawals  have been taken.  As the amount withdrawn is less than the Dollar-for-dollar Limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The  remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 18, 2003 (still within the first Annuity  Year).  The Account Value  immediately before the withdrawal is $180,000.  As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o        the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
     The resulting base guarantee amount is: $237,500 x ( 1 - $7,500 / $177,500), or $227,464.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A  $10,000  withdrawal  is  made  on  December  19,  2004  (second  Annuity  Year).  The  Remaining  Limit  has  been  reset  to the dollar-for-dollar limit of $12,500.  As the amount withdrawn is less than the dollar-for-dollar limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
o        The Remaining  Limit for the balance of the second  Annuity Year is also reduced by the amount  withdrawn  (from $12,500 to
         $2,500).

KEY FEATURE - Allocation of Account Value
In general,  you have  discretion  over the  allocation  of your  Account  Value that remains  allocated in the variable  investment options.  However,  we reserve the right to prohibit  investment in certain  Portfolios if you  participate in the program.  Account
Value is only transferred to and maintained in Fixed  Allocations to the extent we, in our sole discretion,  deem it is necessary to
         ----
support our  guarantee(s)  under the program.  This permits your Annuity to participate in the upside  potential of the Sub-accounts while only transferring  amounts to Fixed Allocations to protect against  significant market downturns.  We monitor  fluctuations in your Account Value each business day, as well as the  prevailing  interest  rates on Fixed  Allocations,  the remaining  duration(s)
until the applicable maturity date(s) and the amount of Account Value allocated to Fixed  Allocation(s)  relative to a "reallocation trigger",  which  determines  whether Account Value must be transferred to or from Fixed  Allocation(s).  While you are not notified when your Account Value reaches a  reallocation  trigger,  you will receive a  confirmation  statement  indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

|X|      If your Account Value is greater than or equal to the reallocation  trigger,  your Account Value in the variable investment options  will  remain  allocated  according  to your most recent  instructions.  If a portion of Account  Value was  previously allocated  to a Fixed  Allocation  to support  the  applicable  guaranteed  amount,  all or a portion of those  amounts  may be transferred from the Fixed Allocation and re-allocated to the variable  investment  options pro-rata  according to your current allocations  (including  the model  allocations  under any asset  allocation  program  you may have  elected).  A Market  Value
     Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the variable  investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your Account Value is less than the  reallocation  trigger,  a portion of your Account Value in the variable  investment options will be  transferred  to a new Fixed  Allocation(s)  to support the  applicable  guaranteed  amount.  These amounts are transferred  on a pro-rata  basis from the  variable  investment  options.  The new Fixed  Allocation(s)  will have a Guarantee
     Period  equal to the time  remaining  until the  applicable  maturity  date(s).  The Account  Value  allocated to the new Fixed
     Allocation(s)  will be credited with the fixed interest  rate(s) then being credited to a new Fixed  Allocation(s)  maturing on the applicable  maturity date(s) (rounded to the next highest yearly duration).  The Account Value will remain invested in each applicable Fixed Allocation until the applicable  maturity date unless,  at an earlier date, your Account Value is greater than or equal to the  reallocation  trigger and,  therefore,  amounts can be  transferred to the variable  investment  options while maintaining the guaranteed protection under the program (as described above).

====================================================================================================================================
If a  significant  amount of your  Account  Value is  systematically  transferred  to Fixed  Allocations  to support  the  Protected
Principal Value and/or the Enhanced  Protected  Principal Value during prolonged market declines,  less of your Account Value may be immediately  available to participate in the upside  potential of the variable  investment  options if there is a subsequent  market recovery.  During the period prior to the maturity  date of the base  guarantee or any enhanced  guarantee,  or any  anniversary  of such maturity date(s),  a significant  portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed  amount(s).  If your Account Value is less than the  reallocation  trigger and new Fixed  Allocations must be established during  periods where the interest  rate(s) being  credited to such Fixed  Allocations  is extremely  low, a larger  portion of your
Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s).
====================================================================================================================================

Separate Fixed  Allocations  may be established in support of the Protected  Principal  Value and the Enhanced  Protected  Principal
Value (if elected).  There may also be  circumstances  when a Fixed  Allocation will be established only in support of the Protected
Principal Value or the Enhanced  Protected  Principal  Value. If you elect an enhanced  guarantee,  it is more likely that a portion of your Account  Value may be allocated to Fixed  Allocations  and will remain  allocated for a longer period of time to support the
Enhanced  Protected  Principal Value, even during a period of positive market  performance  and/or under  circumstances  where Fixed
Allocations  would not be necessary to support the  Protected  Principal  Value.  Further,  there may be  circumstances  where Fixed
Allocations in support of the Protected  Principal Value are transferred to the variable  investment options while Fixed Allocations in support of an Enhanced  Protected  Principal Value are not transferred  because they must remain invested in the Fixed Allocation in support of the higher enhanced guarantee.

American  Skandia uses an allocation  mechanism  based on  assumptions  of expected and maximum  market  volatility to determine the reallocation  trigger.  The allocation  mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose.  American  Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its  discretion,  subject to regulatory  approval where required.  Changes to the allocation  mechanism  and/or the  reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The  Guaranteed  Return  Option Plus  program can be elected at the time that you  purchase  your  Annuity,  or on any  business day thereafter (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity,  the program will be effective as of the business day that we receive the required  documentation in good order at our home office,  and the guaranteed amount will be based on your Account Value as of that date. If you  previously  elected the  Guaranteed  Return Option program and wish to elect the  Guaranteed  Return  Option Plus  program,  your prior  Guaranteed  Return  Option  program will be  terminated  (including  the guaranteed  amount(s))  and the  Guaranteed  Return Option Plus program will be added to your Annuity  based on the current  Account
Value.  This election of GRO PlusSM may result in a market value adjustment, which could increase or decrease your Account Value.

Termination of the Program
The Annuity Owner can elect to terminate the enhanced  guarantee but maintain the  protection  provided by the base  guarantee.  The
Annuity Owner also can terminate the  Guaranteed  Return Option Plus program  entirely.  An Annuity Owner who terminates the program entirely can  subsequently  elect to  participate  in the program again (based on the Account Value on that date) by furnishing  the documentation we require.  In a rising market,  an Annuity Owner could,  for example,  terminate the program on a given business day and two weeks later  reinstate  the program  with a higher base  guarantee  (and a new  maturity  date).  However,  your  ability to reinstate the program is limited by the  following:  (A) in any Annuity  Year, we do not permit more than two program  elections and
(B) a program reinstatement cannot be effected on the same business day on which a program termination was effected.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date  Account  Value is applied  to begin  annuity  payments;  or (c) upon full  surrender  of the  Annuity.  If you elect to terminate the program prior to the applicable  maturity  date, the Guaranteed  Return Option Plus will no longer provide a guarantee of your  Account  Value.  The  surviving  spouse  may elect the  benefit  at any time  after the  death of the  Annuity  Owner.  The surviving  spouse's  election will be effective on the business day that we receive the required  documentation in good order at our home office, and the Account Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option Plus program will no longer be deducted from your Account  Value upon  termination  of the program.

Special Considerations under the Guaranteed Return Option Plus
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon inception of the program,  100% of your Account Value must be allocated to the variable  investment  options. No Fixed
     Allocations may be in effect as of the date that you elect to participate in the program.  However,  the  reallocation  trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
|X|      Annuity Owners cannot  allocate any portion of Purchase  Payments or transfer  Account Value to or from a Fixed  Allocation while  participating in the program,  and cannot  participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to the variable investment options.
|X|      Additional  Purchase Payments  (including any credits  associated with such Purchase Payments) applied to the Annuity while the program is in effect will increase the applicable  guarantee amount by the actual amount of the Purchase Payment;  however, all or a portion of any additional  Purchase  Payments  (including any credits  associated with such Purchase  Payments) may be allocated by us to Fixed Allocations to support the additional amount guaranteed.
|X|      Transfers from Fixed  Allocations will be subject to the Market Value Adjustment  formula under the Annuity;  however,  the
     0.10%  "cushion"  feature of the  formula  will not apply.  A Market  Value  Adjustment  may be either  positive  or  negative.
     Transfer amounts will be taken from the most recently applied Fixed Allocation.
|X|      Transfers from the Sub-accounts to Fixed Allocations or from Fixed  Allocations to the Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account  Value by American  Skandia on the maturity  date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.

Charges under the Program
We deduct a charge equal to 0.25% of Account  Value per year to  participate  in the  Guaranteed  Return  Option Plus  program.  The annual  charge is deducted  daily  against your  Account  Value  allocated to the  Sub-accounts.  Account  Value  allocated to Fixed
Allocations  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia  for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

ASAP2 / FUSI AS2 / EVA / ASAP III / APEX / FUSI XT /EVA XT / WELLS XT / FUSI ASXT-4 / ASL / FUSI ASL /
WELLS ASL / WELLS APEX / AS PRO / WELLS VA+ / IMPACT / FT PORTFOLIOS / GAL 3 / ASL II /FUSI ASL II /
APEX II  - SUPP. (GRO Only) - (10/13/2003)                                                                              92001b0903

                                            Supplement to Prospectus Dated May 1, 2003
                                                   Supplement dated January 29, 2004

This Supplement should be retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

AST Strong International Equity portfolio
Pursuant to the exemptive authority granted to American Skandia Trust, its investment  advisers,  American Skandia Investment Services,
Incorporated  ("ASISI") and Prudential  Investments LLC have changed  sub-advisors  for the AST Strong  International  Equity Portfolio
("International  Equity  Portfolio").  Effective February 23, 2004, J.P. Morgan Investment  Management Inc. will become the sub-advisor for the  International  Equity  Portfolio.  Accordingly,  effective  February 23, 2004, all references in the Prospectus and the SAI to the AST Strong  International  Equity  Portfolio  are replaced by  references to the AST JPMorgan  International  Equity  Portfolio and
references to Strong Capital  Management,  Inc. are replaced by references to J.P.  Morgan  Investment  Management  Inc. The investment objective of the International Equity Portfolio is unchanged.

ASAP/ ASAP2/ EVA/ FUSI AS2/ ASAP III/ Wells ASAP III/ APEX/VA/ VIA-SUPP (01/2004)
ASXT/ EVAXT/ FUSI XT/Wells XT/ASXT-FOUR/ FUSI XT-FOUR/ ASL/92001a0304
FUSI ASL/ Wells ASL/ ASPro/ Wells VA+/ Wells APEX/ CH2/ ASImpact/
APEX II/Wells APEX II/ ASL II/ FUSI ASL II/ASXT-SIX/ Wells XT-SIX/
VIAS/ VIAT/ VIAG -SUPP (01/2004)

                                                                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                        One Corporate Drive, Shelton, Connecticut 06484

This Prospectus  describes  American Skandia  LifeVest(R)II Premier,  a flexible  premium  deferred  annuity (the "Annuity")  offered by
American  Skandia Life Assurance  Corporation  ("American  Skandia",  "we", "our" or "us"). The Annuity may be offered as an individual annuity  contract or as an interest in a group annuity.  This Prospectus  describes the important  features of the Annuity and what you should  consider before  purchasing the Annuity.  We have also filed a Statement of Additional  Information  that is available from us, without  charge,  upon your request.  The contents of the Statement of Additional  Information are described on page 58. The Annuity or certain of its investment  options and/or  features may not be available in all states.  Various rights and benefits may differ between states to meet applicable laws and/or  regulations.  Certain terms are capitalized in this  Prospectus.  Those terms are either defined in the Glossary of Terms or in the context of the particular section.

=======================================================================================================================================
American  Skandia  offers  several  different  annuities  which your  investment  professional  may be authorized to offer to you. Each annuity has different  features and benefits that may be appropriate  for you based on your financial  situation,  your age and how you intend to use the annuity.  The different features and benefits include variations in death benefit  protection,  the ability to access your  annuity's  account  value and the  charges  that you will be subject  to if you choose to  surrender  the  annuity.  The fees and charges may also be different between each annuity.
=======================================================================================================================================

If you are purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should consider any surrender or penalty charges you may incur when replacing your existing coverage.

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This  Annuity is  frequently  used for  retirement  planning  because it allows you to  accumulate  retirement  savings and also offers annuity  payment  options when you are ready to begin  receiving  income.  The Annuity also offers one or more death  benefits that can protect  your  retirement  savings  if you die  during a period of  declining  markets.  It may be used as an  investment  vehicle  for
"qualified"  investments,  including an IRA,  SEP-IRA,  Roth IRA, Section 401(a) plans (defined benefit plans and defined  contribution plans such as 401(k),  profit  sharing  and money  purchase  plans) or Tax  Sheltered  Annuity (or  403(b)).  It may also be used as an investment  vehicle for  "non-qualified"  investments.  The Annuity allows you to invest your money in a number of variable  investment options as well as in one or more fixed investment options.

When an Annuity is purchased as a  "non-qualified"  investment,  you generally are not taxed on any investment  gains the Annuity earns until you make a withdrawal or begin to receive annuity payments.  This feature,  referred to as  "tax-deferral",  can be beneficial to the growth of your  Account  Value  because  money that would  otherwise be needed to pay taxes on  investment  gains each year remains invested and can earn additional money.  However,  because the Annuity is designed for long-term  retirement savings, a 10% penalty tax may be applied on withdrawals  you make before you reach age 59 1/2.  Annuities  purchased as a  non-qualified  investment are not subject to the maximum  contribution  limits that may apply to a qualified  investment,  and are not subject to required minimum  distributions after age 701/2.

When an Annuity is purchased as a "qualified"  investment,  you should consider that the Annuity does not provide any tax advantages in addition to the  preferential  treatment  already  available  through your retirement plan under the Internal  Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other  investment  vehicles may not offer,  including  death benefit  protection for your  beneficiaries,  lifetime  income options,  and the ability to make transfers  between  numerous  variable investment  options  offered  under the  Annuity.  You should  consult  with your  investment  professional  as to whether  the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

---------------------------------------------------------------------------------------------------------------------------------------
These  annuities are NOT deposits or obligations  of, or issued,  guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S.  government,  the Federal Deposit Insurance  Corporation  (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves investment risks, including possible loss of value.
---------------------------------------------------------------------------------------------------------------------------------------

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE  SECURITIES  COMMISSION
NOR  HAS  THE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS.  ANY
REPRESENTATION  TO THE CONTRARY IS A CRIMINAL  OFFENSE.  PLEASE READ THIS  PROSPECTUS  AND THE CURRENT  PROSPECTUS  FOR THE  UNDERLYING
MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
                                             FOR FURTHER INFORMATION CALL 1-800-766-4530.
Prospectus Dated: May 1, 2003                                                 Statement of Additional Information Dated: May 1, 2003
FUSI ASLII-PROS- (05/2003)                                                                                            FUSI ASLIIPROS

                             PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?

|X|      This  Annuity is a "flexible  premium  deferred  annuity."  It is called  "flexible  premium"  because  you have  considerable flexibility in the timing and amount of premium  payments.  Generally,  investors "defer" receiving annuity payments until after an accumulation period.
|X|      This Annuity  offers both variable and fixed  investment  options.  If you allocate your Account Value to variable  investment options, the value of your Annuity will vary daily to reflect the investment  performance of the underlying  investment options.
       Fixed  investment  options of different  durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.
|X|      The Annuity  features two distinct phases - the  accumulation  period and the payout period.  During the  accumulation  period your Account Value is allocated to one or more  investment  options.  The variable  investment  options,  each a Sub-account  of
       American  Skandia Life Assurance  Corporation  Variable  Account B, invest in an underlying  mutual fund  portfolio.  Currently, portfolios of the following  underlying  mutual funds are being offered:  American  Skandia Trust,  Montgomery  Variable Series,
       Wells Fargo Variable Trust,  INVESCO Variable  Investment  Funds,  Inc.,  Evergreen  Variable Annuity Trust,  ProFunds VP, First
       Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.
|X|      During the payout period,  commonly called  "annuitization,"  you can elect to receive annuity  payments (1) for life; (2) for life with a guaranteed  minimum number of payments;  (3) based on joint lives;  or (4) for a guaranteed  number of payments.  We currently make annuity payments available on a fixed or variable basis.

|X|      This Annuity offers a basic Death Benefit.

|X|      There is no Contingent  Deferred Sales Charge on surrenders or withdrawals.  You can withdraw  Account Value from your Annuity free of any charges.
|X|      Transfers  between  investment  options are tax-free.  Currently,  you may make twenty transfers each year free of charge.  We also offer several  programs that enable you to manage your Account Value as your  financial  needs and  investment  performance change.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity  through  licensed,  registered  investment  professionals.  You must complete an application  and submit a minimum initial  purchase  payment of  $15,000.  We may allow you to make a lower  initial  purchase  payment  provided  you  establish  a bank drafting  program  under  which  purchase  payments  received  in the  first  Annuity  Year  total  at least  $15,000.  There is no age restriction to purchase the Annuity.  However, the basic Death Benefit provides greater protection for persons under age 85.

                                                           GLOSSARY OF TERMS

Many terms used  within this  Prospectus  are  described  within the text where they  appear.  The  description  of those terms are not repeated in this Glossary of Terms.

Account  Value:  The value of each  allocation to a Sub-account  or a Fixed  Allocation  prior to the Annuity Date,  plus any earnings, and/or  less any  losses,  distributions  and  charges.  The  Account  Value is  calculated  before we  assess  any  applicable  Annual
Maintenance  Fee. The Account Value is determined  separately for each Sub-account and for each Fixed  Allocation,  and then totaled to determine the Account  Value for your entire  Annuity.  The Account Value of each Fixed  Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Annuitization:  The  application  of Account  Value to one of the  available  annuity  options  for the  Annuitant  to begin  receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An  allocation of Account  Value that is to be credited a fixed rate of interest for a specified  Guarantee  Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim  Value:  The value of a Fixed  Allocation on any date other than the Maturity  Date.  The Interim Value is equal to the initial value  allocated to the Fixed  Allocation  plus all  interest  credited to the Fixed  Allocation  as of the date  calculated,  less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment used in the  determination of Account Value of each Fixed Allocation on any day other than the Maturity
Date of such Fixed Allocation.

Owner:  With an Annuity  issued as an individual  annuity  contract,  the Owner is either an eligible  entity or person named as having ownership  rights in relation to the Annuity.  With an Annuity  issued as a  certificate  under a group annuity  contract,  the "Owner"
refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender  Value:  The value of your Annuity  available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the  surrender  minus the Annual  Maintenance  Fee,  Tax Charge and the  charge for any  optional  benefits.  There is no
Contingent Deferred Sales Charge upon surrender or partial withdrawal.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation  Day:  Every day the New York Stock  Exchange is open for trading or any other day the  Securities  and  Exchange  Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the Annuity.  Some fees and charges are assessed  against your Annuity  while others are assessed  against  assets  allocated to the variable  investment  options.  The fees and charges that are assessed  against the Annuity include the Transfer Fee and Annual  Maintenance  Fee. The charges that are assessed  against the variable  investment  options are the
Insurance  Charge,  which is the combination of a mortality and expense risk charge, a charge for  administration  of the Annuity,  and any charge for the  Guaranteed  Return  Option if elected.  Each  underlying  mutual fund  portfolio  assesses a charge for  investment management,  other expenses and with some mutual funds, a 12b-1 charge.  The prospectus for each  underlying  mutual fund provides more detailed  information  about the expenses for the  underlying  mutual  funds.  Tax charges may vary by state and in certain  states,  a premium tax charge may be applicable.  All of these fees and charges are described in more detail within this Prospectus.

The following  table  provides a summary of the fees and charges you will incur if you surrender the Annuity or transfer  Account Value among investment options.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                   YOUR TRANSACTION FEES AND CHARGES
---------------------------------------------------------------------------------------------------------------------------------------
                                                    (assessed against the Annuity)
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------------------------
              FEE/CHARGE                                                        Amount Deducted
---------------------------------------- -----------------------------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge          There is no Contingent Deferred Sales Charge deducted upon surrender or partial withdrawal.
---------------------------------------- -----------------------------------------------------------------------------------------------
----------------------------------------
Transfer Fee                                                                         $10.00
                                                              (Deducted after the 20th transfer each Annuity Year)
---------------------------------------- -----------------------------------------------------------------------------------------------

The  following  table  provides a summary of the  periodic  fees and charges you will incur while you own the  Annuity,  excluding  the underlying mutual fund Portfolio annual expenses.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                    YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                            ANNUAL FEES/CHARGES ASSESSED AGAINT THE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $35 or 2% of Account Value
                                                                          (Only applicable if Account Value is less than $100,000)
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS*
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge                                                                     1.50%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge                                                                               0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts**                                     1.65% per year of the value of each Sub-account
--------------------------------------------------------------------- ------------------------------------------------------------------
*    These charges are deducted daily and apply to Variable Investment Options only.
**   The  combination  of the Mortality and Expense Risk Charges and  Administration  Charge is referred to as the  "Insurance  Charge"
elsewhere in this Prospectus.

The following table provides a summary of the fees and charges you will incur if you elect the following optional benefit.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ ---------------------- ----------------------
                                    Optional Benefit                                       Optional Benefit Fee/  Total Annual Charge*
                                                                                                  Charge
------------------------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------------------------ ---------------------- ----------------------
GUARANTEED RETURN OPTION                                                                                                  1.90%
We offer a program  that  guarantees  a "return  of  premium"  at a future  date,  while     0.25% of average
allowing you to allocate all or a portion of your Account Value to the  Sub-accounts  of    daily net assets of
your choice.                                                                                 the Sub-accounts
------------------------------------------------------------------------------------------ ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------------------------

Please  refer to the section of the  Prospectus  that  describes  each  optional  benefit for a complete  description  of the  benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------------------------------------------
*    The Total Annual Charge includes the Insurance Charge assessed against the Annuity.

The  following  table  provides  the range  (minimum  and  maximum)  of the total  annual  expenses  for the  underlying  mutual  funds
("Portfolios")  as of December  31,  2002.  Each figure is stated as a  percentage  of the  underlying  Portfolio's  average  daily net assets.

----------------------------------------------------------------------------------------------------------------------------------------
                                               Total Annual Portfolio Operating Expenses
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
                                                                 Minimum                                      Maximum
---------------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
Total Portfolio Operating Expense                                0.14% *                                       3.14%
---------------------------------------------- -------------------------------------------- --------------------------------------------
*    The minimum total annual portfolio  operating expenses are those of a Portfolio that may invest in mutual funds, which also charge their own operating expenses.  Thus, the total annual portfolio operating expenses may be higher than indicated.

The following are the investment  management fees, other expenses,  12b-1 fees (if applicable),  and the total annual expenses for each underlying  mutual  fund  ("Portfolio")  as of  December  31,  2002,  except as noted.  Each  figure is stated as a  percentage  of the underlying  Portfolio's  average daily net assets. For certain of the underlying  Portfolios,  a portion of the management fee is being waived and/or other  expenses are being  partially  reimbursed.  "N/A"  indicates  that no portion of the  management  fee and/or other expenses is being waived and/or  reimbursed.  The "Net Annual Portfolio  Operating  Expenses" reflect the combination of the underlying
Portfolio's  investment  management  fee,  other expenses and any 12b-1 fees,  net of any fee waivers and expense  reimbursements.  The following  expenses are deducted by the underlying  Portfolio  before it provides  American Skandia with the daily net asset value. Any footnotes  about  expenses  appear after the list of all the  Portfolios.  The  underlying  Portfolio  information  was provided by the underlying  mutual funds and has not been  independently  verified by us. See the prospectuses or statements of additional  information of the underlying  Portfolios for further details.  The current  prospectus and statement of additional  information for the underlying
Portfolios can be obtained by calling 1-800-766-4530.

---------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-mentExpenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
American Skandia Trust: 1
  AST Strong International Equity                     0.88%          0.21%          0.12%         1.21%         0.00%        1.21%
  AST William Blair International Growth              1.00%          0.23%          0.10%         1.33%         0.10%        1.23%
  AST American Century International Growth           1.00%          0.25%          0.00%         1.25%         0.00%        1.25%
  AST DeAM International Equity                       1.00%          0.44%          0.00%         1.44%         0.15%        1.29%
  AST MFS Global Equity                               1.00%          0.41%          0.00%         1.41%         0.00%        1.41%
  AST PBHG Small-Cap Growth                           0.90%          0.22%          0.11%         1.23%         0.00%        1.23%
  AST DeAM Small-Cap Growth                           0.95%          0.20%          0.00%         1.15%         0.15%        1.00%
  AST Federated Aggressive Growth                     0.95%          0.43%          0.00%         1.38%         0.03%        1.35%
  AST Goldman Sachs Small-Cap Value                   0.95%          0.21%          0.11%         1.27%         0.00%        1.27%
  AST Gabelli Small-Cap Value                         0.90%          0.19%          0.01%         1.10%         0.00%        1.10%
  AST DeAM Small-Cap Value                            0.95%          0.53%          0.00%         1.48%         0.33%        1.15%
  AST Goldman Sachs Mid-Cap Growth                    1.00%          0.26%          0.07%         1.33%         0.10%        1.23%
  AST Neuberger Berman Mid-Cap Growth                 0.90%          0.20%          0.06%         1.16%         0.00%        1.16%
  AST Neuberger Berman Mid-Cap Value                  0.90%          0.17%          0.09%         1.16%         0.00%        1.16%
  AST Alger All-Cap Growth                            0.95%          0.19%          0.15%         1.29%         0.00%        1.29%
  AST Gabelli All-Cap Value                           0.95%          0.24%          0.00%         1.19%         0.00%        1.19%
  AST T. Rowe Price Natural Resources                 0.90%          0.23%          0.03%         1.16%         0.00%        1.16%
  AST Alliance Growth                                 0.90%          0.20%          0.03%         1.13%         0.00%        1.13%
  AST MFS Growth                                      0.90%          0.18%          0.10%         1.18%         0.00%        1.18%
  AST Marsico Capital Growth                          0.90%          0.16%          0.04%         1.10%         0.01%        1.09%
  AST Goldman Sachs Concentrated Growth               0.90%          0.15%          0.04%         1.09%         0.06%        1.03%
  AST DeAM Large-Cap Growth                           0.85%          0.23%          0.00%         1.08%         0.10%        0.98%
  AST DeAM Large-Cap Value                            0.85%          0.24%          0.04%         1.13%         0.10%        1.03%
  AST Alliance/Bernstein Growth + Value               0.90%          0.23%          0.00%         1.13%         0.00%        1.13%
  AST Sanford Bernstein Core Value                    0.75%          0.25%          0.00%         1.00%         0.00%        1.00%
  AST Cohen & Steers Realty                           1.00%          0.23%          0.03%         1.26%         0.00%        1.26%
  AST Sanford Bernstein Managed Index 500             0.60%          0.16%          0.08%         0.84%         0.00%        0.84%
  AST American Century Income & Growth                0.75%          0.23%          0.00%         0.98%         0.00%        0.98%
  AST Alliance Growth and Income                      0.75%          0.15%          0.08%         0.98%         0.02%        0.96%
  AST MFS Growth with Income                          0.90%          0.28%          0.01%         1.19%         0.00%        1.19%
  AST INVESCO Capital Income                          0.75%          0.17%          0.03%         0.95%         0.00%        0.95%
  AST DeAM Global Allocation                          0.10%          0.04%          0.00%         0.14%         0.00%        0.14%
  AST American Century Strategic Balanced             0.85%          0.25%          0.00%         1.10%         0.00%        1.10%
  AST T. Rowe Price Asset Allocation                  0.85%          0.26%          0.00%         1.11%         0.00%        1.11%
  AST T. Rowe Price Global Bond                       0.80%          0.26%          0.00%         1.06%         0.00%        1.06%
  AST Federated High Yield                            0.75%          0.19%          0.00%         0.94%         0.00%        0.94%
  AST Lord Abbett Bond-Debenture                      0.80%          0.24%          0.00%         1.04%         0.00%        1.04%
  AST DeAM Bond                                       0.85%          0.23%          0.00%         1.08%         0.15%        0.93%
  AST PIMCO Total Return Bond                         0.65%          0.15%          0.00%         0.80%         0.02%        0.78%
  AST PIMCO Limited Maturity Bond                     0.65%          0.18%          0.00%         0.83%         0.00%        0.83%
  AST Money Market                                    0.50%          0.13%          0.00%         0.63%         0.05%        0.58%
o
o        Montgomery Variable Series:
o          Emerging Markets                           1.25%          0.43%           0.00%         1.68%        0.00%        1.68%
o
Wells Fargo Variable Trust:
  Equity Value                                        0.55%          0.48%          0.25%         1.28%         0.28%        1.00%
  Equity Income                                       0.55%          0.30%          0.25%         1.10%         0.10%        1.00%

Rydex Variable Trust:
  Nova                                                 0.75%         0.97%           0.00%         1.72%         0.00%        1.72%
o          Ursa                                        0.90%         0.89%           0.00%         1.79%         0.00%        1.79%
o          OTC                                         0.75%         0.99%           0.00%         1.74%         0.00%        1.74%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

---------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-mentExpenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

INVESCO Variable Investment Funds, Inc.:
  Dynamics                                             0.75%         0.37%           0.00%         1.12%         0.00%        1.12%
  Technology                                           0.75%         0.36%           0.00%         1.11%         0.00%        1.11%
  Health Sciences                                      0.75%         0.32%           0.00%         1.07%         0.00%        1.07%
  Financial Services                                   0.75%         0.34%           0.00%         1.09%         0.00%        1.09%
  Telecommunications                                   0.75%         0.47%           0.00%         1.22%         0.00%        1.22%

Evergreen Variable Annuity Trust:
  Global Leaders                                       0.87%         0.31%           0.00%         1.18%         0.18%        1.00%
  Special Equity                                       0.92%         0.26%           0.00%         1.18%         0.15%        1.03%
  Omega                                                0.52%         0.18%           0.00%         0.70%         0.00%        0.70%

Evergreen Variable Annuity Trust:
  International Growth                                 0.66%         0.73%           0.00%         1.39%         0.39%        1.00%
  Global Leaders                                       0.87%         0.31%           0.00%         1.18%         0.18%        1.00%
  Special Equity                                       0.92%         0.26%           0.00%         1.18%         0.15%        1.03%
  Omega                                                0.52%         0.18%           0.00%         0.70%         0.00%        0.70%
  Capital Growth                                       0.80%         0.22%           0.00%         1.02%         0.00%        1.02%
  Blue Chip                                            0.61%         0.61%           0.00%         1.22%         0.24%        0.98%
  Equity Index                                         0.32%         0.35%           0.00%         0.67%         0.37%        0.30%
  Foundation                                           0.75%         0.16%           0.00%         0.91%         0.00%        0.91%

ProFund VP:
  Europe 30                                            0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  Asia 30                                              0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  Japan                                                0.75%         1.06%           0.25%         2.06%         0.08%        1.98%
  Banks                                                0.75%         1.11%           0.25%         2.11%         0.13%        1.98%
  Basic Materials                                      0.75%         1.21%           0.25%         2.21%         0.23%        1.98%
  Biotechnology                                        0.75%         1.16%           0.25%         2.16%         0.18%        1.98%
  Consumer Cyclical                                    0.75%         1.65%           0.25%         2.65%         0.67%        1.98%
  Consumer Non-Cyclical                                0.75%         1.10%           0.25%         2.10%         0.12%        1.98%
  Energy                                               0.75%         1.16%           0.25%         2.16%         0.18%        1.98%
  Financial                                            0.75%         1.14%           0.25%         2.14%         0.16%        1.98%
  Healthcare                                           0.75%         1.14%           0.25%         2.14%         0.16%        1.98%
  Industrial                                           0.75%         1.65%           0.25%         2.65%         0.67%        1.98%
  Internet                                             0.75%         1.04%           0.25%         2.04%         0.06%        1.98%
  Pharmaceuticals                                      0.75%         1.12%           0.25%         2.12%         0.14%        1.98%
  Precious Metals                                      0.75%         0.98%           0.25%         1.98%          N/A         1.98%
  Real Estate                                          0.75%         1.13%           0.25%         2.13%         0.15%        1.98%
  Semiconductor                                        0.75%         1.33%           0.25%         2.33%         0.35%        1.98%
  Technology                                           0.75%         1.27%           0.25%         2.27%         0.29%        1.98%
  Telecommunications                                   0.75%         1.19%           0.25%         2.19%         0.21%        1.98%
  Utilities                                            0.75%         1.17%           0.25%         2.17%         0.19%        1.98%
  Bull                                                 0.75%         0.91%           0.25%         1.91%          N/A         1.91%
  Bear                                                 0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  UltraBull 2                                          0.75%         1.12%           0.25%         2.12%         0.27%        1.85%
  OTC                                                  0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  Short OTC                                            0.75%         0.96%           0.25%         1.96%          N/A         1.96%
  UltraOTC                                             0.75%         1.08%           0.25%         2.08%         0.13%        1.95%
  Mid-Cap Value                                        0.75%         1.25%           0.25%         2.25%         0.27%        1.98%
  Mid-Cap Growth                                       0.75%         1.22%           0.25%         2.22%         0.24%        1.98%
  UltraMid-Cap                                         0.75%         1.36%           0.25%         2.36%         0.38%        1.98%
  Small-Cap Value                                      0.75%         1.45%           0.25%         2.45%         0.47%        1.98%
  Small-Cap Growth                                     0.75%         1.20%           0.25%         2.20%         0.22%        1.98%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

---------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------------
  UltraSmall-Cap                                       0.75%         1.15%           0.25%         2.15%         0.17%        1.98%
  U.S. Government Plus                                 0.50%         0.96%           0.25%         1.71%          N/A         1.71%
  Rising Rates Opportunity                             0.75%         1.13%           0.25%         2.13%         0.15%        1.98%

First Defined Portfolio Fund LLC:
  First Trust(R)10 Uncommon Values                     0.60%          2.29%          0.25%         3.14%         1.95%        1.37%

The Prudential Series Fund, Inc.:
SP Jennison International Growth                      0.85%          0.70%          0.25%         1.80%         0.16%        1.64%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

1        The  Investment  Manager of  American  Skandia  Trust (the  "Trust")  has agreed to  reimburse  and/or  waive fees for certain
     Portfolios until at least April 30, 2004. The caption "Total Annual Portfolio  Operating  Expenses"  reflects the Portfolios' fees and expenses before such waivers and  reimbursements,  while the caption "Net Annual Portfolio  Operating  Expenses"  reflects the effect of such waivers and  reimbursements.  The Trust adopted a Distribution Plan (the  "Distribution  Plan") under Rule 12b-1 of the Investment Company Act of 1940 to permit an affiliate of the Trust's  Investment  Manager to receive brokerage  commissions in connection  with purchases and sales of securities  held by Portfolios of the Trust,  and to use these  commissions to promote the sale of shares of such  Portfolios.  While the  brokerage  commission  rates and amounts  paid by the various  Portfolios  are not expected to increase as a result of the Distribution Plan, the staff of the Securities and Exchange  Commission takes the position that commission amounts received under the Distribution Plan should be reflected as distribution  expenses of the Portfolios.  The
     Distribution  Fee estimates are derived and annualized  from data regarding  commission  amounts  directed under the  Distribution
     Plan.  Although there are no maximum amounts  allowable,  actual commission amounts directed under the Distribution Plan will vary and the  amounts  directed  during the last full fiscal year of the Plan's  operations  may differ from the amounts  listed in the above chart.
2        Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.

EXPENSE EXAMPLES
These examples are designed to assist you in  understanding  the various  expenses you may incur with the Annuity over certain  periods of time based on specific  assumptions.  The examples reflect the Annual Maintenance Fee (when  applicable),  Insurance Charge, and the maximum total annual portfolio  operating  expenses for the underlying  Portfolio (shown above), as well as the charge for the optional benefit that is offered under the Annuity.  The Securities and Exchange Commission ("SEC") requires these examples.

Below are examples  showing what you would pay in expenses at the end of the stated time periods for each  Sub-account had you invested
$10,000 in the Annuity and received a 5% annual return on assets, and elected the optional benefit available.

The examples  shown assume that:  (a) you only  allocate  Account  Value to the  Sub-account  with the maximum  total annual  portfolio operating  expenses for the underlying  Portfolio  (shown above),  not to a Fixed  Allocation;  (b) the Insurance Charge is assessed as
1.65% per year; (c) the Annual  Maintenance  Fee (when  applicable) is reflected as an asset-based  charge based on an assumed  average contract  size;  (d) you make no  withdrawals  of Account  Value  during  the period  shown;  (e) you make no  transfers,  withdrawals, surrender or other  transactions  for which we charge a fee during the period shown;  (f) no tax charge applies;  (g) the maximum total annual  portfolio  operating  expenses for the underlying  Portfolio  (shown above) are reflected;  and (h) the charge for the optional benefit is reflected as a charge equal to 0.25% for the  Guaranteed  Return  Option.  Amounts  shown in the examples are rounded to the nearest dollar.

Expense  Examples are provided as follows:  1.) whether or not you surrender the Annuity at the end of the stated time period;  and 2.)
if you annuitize at the end of the stated time period.

THE EXAMPLES ARE  ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE  CONSIDERED A  REPRESENTATION  OF PAST OR FUTURE  EXPENSES OF THE  UNDERLYING
MUTUAL FUNDS OR THEIR  PORTFOLIOS - ACTUAL  EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT ELECT THE OPTIONAL  BENEFIT  AVAILABLE
OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

If your Account Value is less than $100,000, so that the Annual Maintenance Fee does apply.  Please see the description below regarding how the Expense Examples change for Annuities with Account Value greater than $100,000.

Whether or not you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        524                          1568                        2604                       5159
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        524                          1568                        2604                       5159
            ----------------------------- --------------------------- --------------------------- --------------------------

---------------------------------------------------------------------------------------------------------------------------------------
The Expense  Examples shown above assume your Account Value is less than $100,000 so that the Annual  Maintenance Fee applies.  If your
Account  Value is greater than  $100,000  such that the Annual  Maintenance  Fee does not apply,  the amounts  indicated in the Expense
Examples shown above would be reduced.
---------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable  investment  option is a Sub-account of American  Skandia Life Assurance  Corporation  Variable  Account B (see "What are
Separate Accounts" for more detailed  information.) Each Sub-account  invests  exclusively in one Portfolio.  You should carefully read the  prospectus for any Portfolio in which you are  interested.  The following  chart  classifies  each of the Portfolios  based on our assessment of their  investment  style (as of the date of this  Prospectus).  The chart also provides a description of each Portfolio's investment  objective  (in  italics)  and a short,  summary  description  of their key  policies  to assist  you in  determining  which
Portfolios may be of interest to you.  There is no guarantee that any underlying Portfolio will meet its investment objective.

The name of the  advisor/sub-advisor  for each Portfolio  appears next to the  description.  Those  Portfolios  whose name includes the prefix "AST" are  Portfolios of American  Skandia  Trust.  The  investment  manager for AST is American  Skandia  Investment  Services,
Incorporated,  an affiliated  company of American Skandia.  However,  a sub-advisor,  as noted below, is engaged to conduct  day-to-day investment decisions.

The Portfolios are not publicly traded mutual funds.  They are only available as investment  options in variable annuity  contracts and variable life insurance  policies issued by insurance  companies,  or in some cases, to  participants in certain  qualified  retirement plans.  However,  some of the  Portfolios  available as  Sub-accounts  under the Annuity are managed by the same  portfolio  advisor or sub-advisor  as a retail  mutual fund of the same or similar  name that the  Portfolio  may have been modeled  after at its  inception.
Certain  retail mutual funds may also have been modeled after a Portfolio.  While the  investment  objective and policies of the retail mutual funds and the Portfolios may be substantially  similar,  the actual  investments will differ to varying degrees.  Differences in the  performance  of the funds can be expected,  and in some cases could be  substantial.  You should not compare the  performance of a publicly  traded  mutual fund with the  performance  of any  similarly  named  Portfolio  offered as a  Sub-account.  Details about the investment  objectives,  policies,  risks,  costs and  management of the Portfolios  are found in the  prospectuses  for the underlying mutual  funds.  The current  prospectus  and statement of  additional  information  for the  underlying  Portfolios  can be obtained by calling 1-800-766-4530.

=======================================================================================================================================
Effective  close of business  June 28, 2002,  the AST Goldman Sachs  Small-Cap  Value  portfolio is no longer  offered as a Sub-account under the Annuity,  except as noted below.  Annuity  contracts with Account Value  allocated to the AST Goldman Sachs  Small-Cap  Value
Sub-account on or before June 28, 2002 may continue to allocate  Account Value and make transfers into the AST Goldman Sachs  Small-Cap
Value  Sub-account,  including  any bank  drafting,  dollar cost  averaging,  asset  allocation  and  rebalancing  programs.  Owners of
Annuities  issued  after June 28,  2002 will not be  allowed  to  allocate  Account  Value to the AST  Goldman  Sachs  Small-Cap  Value
Sub-account.

The AST Goldman Sachs  Small-Cap  Value  Sub-account  may be offered to new Owners at some future date;  however,  at the present time,
American Skandia has no intention to do so.
=======================================================================================================================================

Please refer to Appendix B for certain required financial information related to the historical performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST Strong  International  Equity: seeks long-term capital growth by investing in a diversified      Strong Capital
     EQUITY         portfolio  of  international  equity  securities  the issuers of which are  considered  to have     Management, Inc.
                    strong  earnings  momentum.  The  Portfolio  seeks to meet its  objective by  investing,  under normal  market  conditions,  at least 80% of its total  assets in a  diversified  portfolio  of equity  securities  of  companies  located or operating in  developed  non-U.S.  countries  and emerging  markets  of the  world.  The  Sub-advisor  intends  to  focus  on  companies  with an
                    above-average   potential  for  long-term  growth  and  attractive  relative  valuations.   The
                    Sub-advisor selects companies based on five key factors: growth,  valuation,  management,  risk and sentiment.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST William Blair  International  Growth (f/k/a AST Janus  Overseas  Growth):  seeks  long-term     William Blair &
      EQUITY        growth of capital.  The  Portfolio  pursues its  objective  primarily  through  investments  in     Company, L.L.C.
                    equity  securities  of issuers  located  outside  the United  States.  The  Portfolio  normally invests at least 80% of its total assets in securities of issuers from at least five  different countries,  excluding the United States.  The Portfolio invests primarily in companies selected for their growth  potential.  Securities are generally  selected  without regard to any defined allocation among countries,  geographic regions or industry sectors, or other similar selection procedure.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST American Century  International  Growth:  seeks capital growth.  The Portfolio will seek to
     EQUITY         achieve its investment  objective by investing  primarily in equity securities of international companies  that the  Sub-advisor  believes  will  increase  in value  over time.  Under  normal conditions,  the  Portfolio  will  invest at least 65% of its  assets in equity  securities  of issuers from at least three  countries  outside of the United States.  The  Sub-advisor  uses a growth  investment  strategy it developed  that looks for  companies  with earnings and revenue
                    growth.  The  Sub-advisor  will  consider  a  number  of other  factors  in  making  investment     American Century
                    selections,  including the prospects for relative  economic  growth among countries or regions,        Investment
                    economic and political  conditions,  expected inflation rates,  currency exchange  fluctuations     Management, Inc.
                    and tax considerations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  International  Equity:  seeks capital growth.  The Portfolio pursues its objective by investing  at least 80% of the value of its assets in the equity  securities  of  companies  in developed  non-U.S.  countries that are represented in the MSCI EAFE(R)Index. The target of this
  INTER-NATIONAL    Portfolio  is to track the  performance  of the MSCI  EAFE(R)Index  within  4% with a  standard      Deutsche Asset
      EQUITY        deviation  expected of +/- 4%. The  Sub-advisor  considers  a number of factors in  determining     Management, Inc.
                    whether to invest in a stock,  including  earnings growth rate,  analysts'  estimates of future earnings and industry-relative price multiples.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Global Equity:  seeks capital growth.  Under normal circumstances the Portfolio invests
                    at least 80% of its assets in equity securities of U.S. and foreign issuers  (including issuers      Massachusetts
  GLOBAL EQUITY     in developing  countries).  The Portfolio  generally seeks to purchase  securities of companies    Financial Services
                    with relatively large market capitalizations relative to the market in which they are traded.           Company
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST PBHG  Small-Cap  Growth:  seeks  capital  growth.  The  Portfolio  pursues its objective by primarily  investing  at  least  80% of the  value  of its  assets  in  the  common  stocks  of
                    small-sized  companies,  whose market  capitalizations are similar to market capitalizations of     Pilgrim Baxter &
 SMALL CAP GROWTH   the  companies  in the  Russell  2000(R)Index at the time of the  Portfolio's  investment.  The     Associates, Ltd.
                    Sub-advisor  expects to focus primarily on those  securities  whose market  capitalizations  or annual revenues are less than $1billion at the time of purchase.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP GROWTH   AST DeAM  Small-Cap  Growth:  seeks maximum  growth of  investors'  capital from a portfolio of      Deutsche Asset
                    growth  stocks of  smaller  companies.  The  Portfolio  pursues  its  objective,  under  normal     Management, Inc.
                    circumstances,  by  primarily  investing  at  least  80%  of its  total  assets  in the  equity
                    securities  of  small-sized   companies  included  in  the  Russell  2000  Growth(R)Index.  The
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity securities  which  approximates  the market risk of those  stocks  included in the Russell 2000
                    Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    SMALL CAP       AST Federated  Aggressive  Growth:  seeks capital growth.  The Portfolio pursues its investment
     GROWTH         objective by investing in the stocks of small  companies  that are traded on national  security
                    exchanges,  NASDAQ stock  exchange and the  over-the-counter-market.  Small  companies  will be   Federated Investment
                    defined as  companies  with market  capitalizations  similar to  companies  in the Russell 2000   Counseling/Federated
                    Index or the Standard & Poor's  Small Cap 600 Index.  Up to 25% of the  Portfolio's  net assets    Global Investment
                    may be invested in foreign securities, which are typically denominated in foreign currencies.       Management Corp.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs Small-Cap Value:  seeks long-term  capital  appreciation.  The Portfolio will seek its objective through  investments  primarily in equity securities that are believed to be undervalued in the marketplace.  The Portfolio  primarily seeks companies that are small-sized,
                    based on the value of their  outstanding  stock.  The  Portfolio  will  have a  non-fundamental   Goldman Sachs Asset
 SMALL CAP VALUE    policy to invest, under normal circumstances,  at least 80% of the value of its assets in small        Management
                    capitalization  companies.  The 80%  investment  requirement  applies at the time the Portfolio invests  its  assets.  The  Portfolio  generally  defines  small  capitalization  companies  as companies with a capitalization of $5 billion or less.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP VALUE    AST Gabelli Small-Cap Value:  seeks to provide long-term capital growth by investing  primarily          GAMCO
                    in  small-capitalization  stocks  that  appear to be  undervalued.  The  Portfolio  will have a     Investors, Inc.
                    non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in small capitalization  companies.  The 80% investment  requirement applies at the time the  Portfolio  invests  its assets.  The  Portfolio  generally  defines  small  capitalization companies as those with a capitalization  of $1.5 billion or less.  Reflecting a value approach to  investing,  the Portfolio  will seek the stocks of companies  whose current stock prices do not appear to adequately reflect their underlying value as measured by assets,  earnings,  cash flow or business franchises.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP VALUE    AST DeAM Small-Cap Value:  seeks maximum growth of investors'  capital.  The Portfolio  pursues      Deutsche Asset
                    its  objective,  under normal  market  conditions,  by primarily  investing at least 80% of its     Management, Inc.
                    total assets in the equity  securities of small-sized  companies  included in the Russell 2000(R)
                    Value Index. The Sub-advisor  employs an investment  strategy  designed to maintain a portfolio of equity  securities  which  approximates  the market  risk of those  stocks  included  in the
                    Russell 2000(R)Value Index, but which attempts to outperform the Russell 2000(R)Value Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP GROWTH    AST Goldman Sachs Mid-Cap  Growth (f/k/a AST Janus Mid-Cap  Growth):  seeks  long-term  capital   Goldman Sachs Asset
                    growth.  The  Portfolio  pursues its  investment  objective,  by investing  primarily in equity        Management
                    securities selected for their growth potential,  and normally invests at least 80% of the value of its assets in medium capitalization  companies. For purposes of the Portfolio,  medium-sized companies  are those whose market  capitalizations  (measured at the time of  investment)  fall within the range of  companies  in the  Standard & Poor's  MidCap  400 Index.  The  Sub-advisor seeks  to  identify  individual  companies  with  earnings  growth  potential  that  may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP GROWTH    AST Neuberger  Berman Mid-Cap  Growth:  seeks capital growth.  Under normal market  conditions,     Neuberger Berman
                    the Portfolio  primarily invests at least 80% of its net assets in the common stocks of mid-cap     Management Inc.
                    companies.  For purposes of the Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell Midcap(R)Index,  at the time of investment,  are considered mid-cap  companies.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of large-cap companies as well as in small-cap  companies.  The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MID-CAP VALUE    AST Neuberger Berman Mid-Cap Value: seeks capital growth.  Under normal market conditions,  the     Neuberger Berman
                    Portfolio  primarily  invests at least 80% of its net  assets in the  common  stocks of mid-cap     Management Inc.
                    companies.  For purposes of the Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of investment  are  considered mid-cap  companies.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of large-cap  companies as well as in small-cap  companies.  Under the Portfolio's  value-oriented investment  approach,  the Sub-advisor looks for well-managed  companies whose stock prices are undervalued and that may rise in price before other investors realize their worth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      ALL-CAP       AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio invests primarily in        Fred Alger
      GROWTH        equity securities,  such as common or preferred stocks, that are listed on U.S. exchanges or in    Management, Inc.
                    the  over-the-counter  market.  The Portfolio may invest in the equity  securities of companies of all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Gabelli  All-Cap  Value:  seeks  capital  growth.  The  Portfolio  pursues its objective by investing primarily in readily marketable equity securities including common stocks,  preferred stocks and  securities  that may be converted at a later time into common stock.  The Portfolio
      ALL-CAP       may invest in the  securities  of companies of all sizes,  and may  emphasize  either larger or
       VALUE        smaller  companies  at a  given  time  based  on the  Sub-advisor's  assessment  of  particular  GAMCO Investors, Inc.
                    companies and market  conditions.  The Portfolio  focuses on companies that appear  underpriced relative  to their  private  market  value  ("PMV").  PMV is the  value  that  the  Portfolio's
                    Sub-advisor believes informed investors would be willing to pay for a company.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST T. Rowe Price Natural  Resources:  seeks  long-term  capital growth  primarily  through the common stocks of companies  that own or develop  natural  resources  (such as energy  products, precious  metals and forest  products)  and other basic  commodities.  The  Portfolio  normally invests  primarily (at least 80% of its total assets) in the common stocks of natural  resource
      SECTOR        companies whose earnings and tangible  assets could benefit from  accelerating  inflation.  The      T. Rowe Price
                    Portfolio looks for companies that have the ability to expand production,  to maintain superior     Associates, Inc.
                    exploration  programs  and  production   facilities,   and  the  potential  to  accumulate  new
                    resources.  At least 50% of Portfolio assets will be invested in U.S. securities,  up to 50% of total assets also may be invested in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance  Growth:  seeks long-term  capital growth.  The Portfolio  invests at least 80% of its total assets in the equity  securities of a limited  number of large,  carefully  selected, high-quality  U.S.  companies  that are judged  likely to  achieve  superior  earnings  growth.
 LARGE CAP GROWTH   Normally,  about 40-60  companies will be  represented in the Portfolio,  with the 25 companies     Alliance Capital
                    most  highly  regarded  by  the  Sub-advisor  usually  constituting  approximately  70%  of the     Management, L.P.
                    Portfolio's  net assets.  An emphasis is placed on identifying  companies  whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and related securities,  such as preferred stocks,  convertible securities and depositary receipts,
                    of companies that the  Sub-advisor  believes offer better than average  prospects for long-term      Massachusetts
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run    Financial Services
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign         Company
                    securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment     Marsico Capital
                    objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be     Management, LLC
                    incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large, a "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs Concentrated  Growth (f/k/a AST JanCap Growth):  seeks growth of capital in a
                    manner  consistent  with  the  preservation  of  capital.   Realization  of  income  is  not  a
                    significant  investment  consideration and any income realized on the Portfolio's  investments, therefore,  will be  incidental to the  Portfolio's  objective.  The Portfolio  will pursue its
 LARGE CAP GROWTH   objective  by investing  primarily  in equity  securities  of  companies  that the  Sub-advisor   Goldman Sachs Asset
                    believes have  potential to achieve  capital  appreciation  over the  long-term.  The Portfolio        Management
                    seeks to achieve  its  investment  objective  by  investing,  under  normal  circumstances,  in approximately  30 - 45 companies  that are  considered by the  Sub-advisor to be positioned for long-term growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  Large-Cap  Growth:  seeks  maximum  growth of capital by  investing  primarily in the growth stocks of larger  companies.  The Portfolio  pursues its objective,  under normal market conditions,  by primarily  investing at least 80% of its total assets in the equity  securities
 LARGE CAP GROWTH   of large-sized  companies  included in the Russell 1000(R)Growth Index. The Sub-advisor  employs      Deutsche Asset
                    an  investment   strategy   designed  to  maintain  a  portfolio  of  equity  securities  which     Management, Inc.
                    approximates  the market risk of those stocks  included in the Russell 1000(R)Growth Index,  but which attempts to outperform the Russell 1000(R)Growth Index through active stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Large-Cap Value (f/k/a AST Janus Strategic Value):  seeks maximum growth of capital by investing  primarily  in the value  stocks of  larger  companies.  The  Portfolio  pursues  its objective,  under normal market conditions, by primarily investing at least 80% of the value of
                    its assets in the equity  securities  of  large-sized  companies  included in the Russell 1000(R)    Deutsche Asset
  LARGE CAP VALUE   Value Index. The Sub-advisor  employs an investment  strategy  designed to maintain a portfolio     Management, Inc.
                    of equity  securities  which  approximates  the market  risk of those  stocks  included  in the
                    Russell  1000(R)Value Index,  but which  attempts to  outperform  the Russell  1000(R)Value Index through active stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       AST Alliance/Bernstein  Growth + Value: seeks capital growth by investing  approximately 50% of     Alliance Capital
      BLEND         its assets in growth  stocks of large  companies and  approximately  50% of its assets in value     Management, L.P.
                    stocks of large  companies.  The Portfolio will invest primarily in commons tocks of large U.S.
                    companies  included in the Russell  1000(R)Index (the "Russell  1000(R)").  The Russell 1000(R)is a
                    market  capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.
                    companies.  Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35 companies  primarily from the Russell 1000(R)Growth Index constituting  approximately 50% of the
                    Portfolio's  net assets and 35-50  companies  primarily  from the  Russell  1000(R)Value  Index
                    constituting  the  remainder  of  the  Portfolio's  net  assets.   There  will  be  a  periodic
                    rebalancing  of each  segment's  assets  to take  account  of market  fluctuations  in order to maintain the approximately equal allocation.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST Sanford  Bernstein Core Value:  seeks  long-term  capital growth by investing  primarily in   Sanford C. Bernstein
                    common stocks.  The  Sub-advisor  expects that the majority of the  Portfolio's  assets will be        & Co., LLC
                    invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities  created when companies are undervalued on the basis of investor  reactions to near-term problems or circumstances even though their long-term  prospects  remain sound. The Sub-advisor  seeks to identify  individual companies with earnings growth potential that may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate securities.  The  Portfolio  pursues  its  investment  objective  by  investing,  under  normal circumstances,  at least 80% of its net assets in  securities  of real  estate  issuers.  Under
    REAL ESTATE     normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity
      (REIT)        securities of real estate companies,  i.e., a company that derives at least 50% of its revenues      Cohen & Steers
                    from the ownership,  construction,  financing, management or sale of real estate or that has at   Capital Management,
                    least  50% of its  assets in real  estate.  Real  estate  companies  may  include  real  estate           Inc.
                    investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Sanford Bernstein Managed Index 500: will invest, under normal circumstances,  at least 80%
                    of its net assets in  securities  included in the Standard & Poor's 500  Composite  Stock Price
                    Index  (the  "S&P(R)500 ").  The  Portfolio  seeks  to  outperform  the S&P 500  through  stock selection  resulting  in  different  weightings  of common  stocks  relative to the index.  The
                    Portfolio will invest  primarily in the common stocks of companies  included in the S&P 500. In seeking  to  outperform  the S&P  500,  the  Sub-advisor  starts  with a  portfolio  of  stocks
  MANAGED INDEX     representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative   Sanford C. Bernstein
                    criteria  that are designed to indicate  whether a particular  stock will  predictably  perform        & Co., LLC
                    better or worse than the S&P 500. Based on these criteria,  the Sub-advisor  determines whether the  Portfolio  should  over-weight,  under-weight  or hold a  neutral  position  in the  stock relative  to the  proportion  of the S&P 500  that  the  stock  represents.  In  addition,  the
                    Sub-advisor  also  may  determine  that  based on the  quantitative  criteria,  certain  equity securities that are not included in the S&P 500 should be held by the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST American  Century Income & Growth:  seeks capital growth with current income as a secondary objective.  The Portfolio  invests  primarily in common stocks that offer potential for capital
      GROWTH        growth,  and may,  consistent  with its  investment  objective,  invest  in stocks  that  offer     American Century
       AND          potential for current income.  The  Sub-advisor  utilizes a quantitative  management  technique        Investment
      INCOME        with a goal of building an equity  portfolio  that  provides  better  returns  than the S&P 500     Management, Inc.
                    Index without taking on significant  additional risk and while  attempting to create a dividend yield that will be greater than the S&P 500 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance Growth and Income:  seeks long-term  growth of capital and income while attempting to avoid excessive  fluctuations in market value. The Portfolio  normally will invest in common
      GROWTH        stocks  (and  securities   convertible  into  common  stocks).  The  Sub-advisor  will  take  a
       AND          value-oriented  approach,  in that it will  try to keep  the  Portfolio's  assets  invested  in     Alliance Capital
      INCOME        securities that are selling at reasonable  valuations in relation to their fundamental business     Management, L.P.
                    prospects.  The  stocks  that the  Portfolio  will  normally  invest in are  those of  seasoned companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Growth with  Income:  seeks long term growth of capital  with a secondary  objective to seek  reasonable  current  income.  Under normal market  conditions,  the Portfolio  invests at least 65% of its net assets in common stocks and related securities,  such as preferred stocks,
      GROWTH        convertible  securities  and  depositary  receipts.  The stocks in which the Portfolio  invests      Massachusetts
       AND          generally  will pay  dividends.  While the Portfolio  may invest in companies of any size,  the    Financial Services
      INCOME        Portfolio  generally  focuses  on  companies  with  larger  market   capitalizations  that  the         Company
                    Sub-advisor  believes have  sustainable  growth  prospects and attractive  valuations  based on current and  expected  earnings  or cash flow.  The  Portfolio  may invest up to 20% of its net assets in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     AST INVESCO Capital Income (f/k/a AST INVESCO Equity Income):  seeks capital growth and current   INVESCO Funds Group,
                    income  while  following  sound  investment  practices.  The  Portfolio  seeks to  achieve  its           Inc.
                    objective by investing in  securities  that are expected to produce  relatively  high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65% of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.  Up to
                    30% of the  Portfolio's  assets may be  invested in equity  securities  that do not pay regular dividends.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
     BALANCED       AST DeAM Global  Allocation:  seeks a high level of total  return by  investing  primarily in a      Deutsche Asset
                    diversified  portfolio  of  mutual  funds.  The  Portfolio  seeks  to  achieve  its  investment    Management, Inc.
                    objective  by  investing  in  several  other  AST  Portfolios  ("Underlying  Portfolios").  The
                    Portfolio intends its strategy of investing in combinations of Underlying  Portfolios to result in  investment  diversification  that an  investor  could  otherwise  achieve  only by  holding numerous  investments.  The  Portfolio  is  expected  to be  invested  in  at  least  six  such
                    Underlying  Portfolios at any time. It is expected that the  investment  objectives of such AST
                    Portfolios will be diversified.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital  growth and  current  income.  The
                    Sub-advisor  intends  to  maintain  approximately  60%  of the  Portfolio's  assets  in  equity
                    securities and the remainder in bonds and other fixed income  securities.  Both the Portfolio's     American Century
     BALANCED       equity and fixed  income  investments  will  fluctuate  in value.  The equity  securities  will        Investment
                    fluctuate  depending on the  performance of the companies that issued them,  general market and     Management, Inc.
                    economic  conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
ASSET ALLOCA-TION   AST T. Rowe Price Asset Allocation:  seeks a high level of total return by investing  primarily      T. Rowe Price
                    in a  diversified  portfolio  of fixed income and equity  securities.  The  Portfolio  normally     Associates, Inc.
                    invests  approximately  60% of its total  assets in equity  securities  and 40% in fixed income securities.  The Sub-advisor  concentrates common stock investments in larger, more established companies,  but the  Portfolio may include small and  medium-sized  companies  with good growth prospects.  The fixed income portion of the Portfolio will be allocated among  investment grade securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   GLOBAL BOND      AST T. Rowe Price Global  Bond:  seeks to provide  high  current  income and capital  growth by      T. Rowe Price
                    investing  in  high-quality  foreign and U.S.  dollar-denominated  bonds.  The  Portfolio  will   International, Inc.
                    invest at least 80% of its total  assets in all types of high  quality  bonds  including  those issued  or  guaranteed  by U.S.  or  foreign  governments  or  their  agencies  and by  foreign authorities,  provinces and  municipalities  as well as investment  grade  corporate  bonds and mortgage and  asset-backed  securities of U.S. and foreign  issuers.  The  Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized  through  hedging.  The Portfolio may also invest up to
                    20% of its assets in the aggregate in below  investment-grade,  high-risk bonds ("junk bonds").
                    In addition,  the  Portfolio may invest up to 30% of its assets in  mortgage-backed  (including derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 HIGH YIELD BOND    AST Federated  High Yield:  seeks high current  income by investing  primarily in a diversified   Federated Investment
                    portfolio of fixed income  securities.  The Portfolio will invest at least 80% of its assets in        Counseling
                    fixed  income  securities  rated BBB and below.  These  fixed  income  securities  may  include
                    preferred  stocks,   convertible  securities,   bonds,   debentures,   notes,  equipment  lease
                    certificates  and equipment trust  certificates.  A fund that invests  primarily in lower-rated fixed  income  securities  will be subject to greater risk and share price  fluctuation  than a typical  fixed income fund,  and may be subject to an amount of risk that is  comparable  to or greater than many equity funds.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST Lord Abbett  Bond-Debenture:  seeks high  current  income and the  opportunity  for capital  Lord, Abbett & Co. LLC appreciation  to produce a high total  return.  To pursue its  objective,  the  Portfolio  will invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities and normally  invests  primarily in high yield and investment grade debt securities, securities  convertible  in common stock and  preferred  stocks.  The  Portfolio  may find good value in high yield  securities,  sometimes  called  "lower-rated  bonds" or "junk  bonds," and frequently  may have more than half of its assets  invested in those  securities.  At least 20%
                    of the  Portfolio's  assets  must be  invested  in any  combination  of  investment  grade debt securities,  U.S.  Government  securities  and cash  equivalents.  The  Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain  a  weighted  average  maturity  in the  range of five to twelve  years,  there are no restrictions  on the overall  Portfolio or on individual  securities.  The Portfolio may invest up to 20% of its net assets in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Bond:  seeks a high level of income,  consistent  with the  preservation  of  capital.
                    Under  normal  circumstances,  the  Portfolio  invests  at least  80% of its  total  assets  in
                    intermediate-term  U.S.  Treasury,   corporate,   mortgage-backed  and  asset-backed,   taxable
       BOND         municipal and tax-exempt  municipal bonds. The Portfolio  invests primarily in investment grade      Deutsche Asset
                    fixed  income  securities  rated  within  the  top  three  rating  categories  of a  nationally     Management, Inc.
                    recognized  rating  organization.  Fixed  income  securities  may be issued by U.S. and foreign corporations or entities including banks and various government entities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Total Return Bond:  seeks to maximize total return  consistent  with  preservation of    Pacific Investment
                    capital  and  prudent  investment  management.  The  Portfolio  will  invest  in a  diversified  Management Company LLC portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of the  Portfolio  generally  will  vary  within a three-  to  six-year  time  frame  based on the
                    Sub-advisor's forecast for interest rates.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MONEY MARKET     AST Money  Market:  seeks high  current  income and  maintain  high  levels of  liquidity.  The      Wells Capital
                    Portfolio  attempts to  accomplish  its  objective by  maintaining  a  dollar-weighted  average    Management, Inc.
                    maturity  of not  more  than 90 days  and by  investing  in  securities  which  have  effective maturities of not more than 397 days.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 EMERGING MARKETS   Montgomery  Variable Series - Emerging  Markets:  seeks long-term capital  appreciation,  under normal  conditions  by investing at least 80% of its total assets in stocks of companies of any  Gartmore Global Asset
                    size based in the world's developing  economies.  Under normal market  conditions,  investments        Management
                    are  maintained  in at least six countries at all times and no more than 35% of total assets in  Trust/Gartmore Global
                    any single one of them.                                                                                 Partners
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.    Wells Fargo Funds
                    The  Portfolio  pursues its  objective  primarily by  investing in the common  stocks of large,     Management, LLC
                    domestic companies with  above-average  return potential based on current market valuations and above-average  dividend income. Under normal market conditions,  the Portfolio invests at least
                    80% of its total assets in income producing  equity  securities and in issues of companies with market capitalizations of $3 billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    Rydex Variable Trust - Nova: seeks to provide  investment results that match the performance of a specific  benchmark  on a daily  basis.  The  Portfolio's  current  benchmark  is 150% of the performance  of the S&P 500(R)Index  (the  "underlying  index").  If the  Portfolio  meets  its objective,  the value of the Portfolio's  shares will tend to increase on a daily basis by 150%
   STRATEGIC OR     of the value of any increase in the underlying  index.  When the value of the underlying  index
     TACTICAL       declines,  the value of the Portfolio's shares should also decrease on a daily basis by 150% of
   ALLOCA-TION      the value of any decrease in the underlying  index (e.g., if the underlying  index goes down by  Rydex Global Advisors
                    5%,  the  value  of the  Portfolio's  shares  should  go down by 7.5% on that  day).  Unlike  a  (f/k/a PADCO Advisors
                    traditional  index  fund,  as its  primary  investment  strategy,  the  Portfolio  invests to a        II, Inc.)
                    significant  extent in leveraged  instruments,  such as swap agreements,  futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Rydex Variable Trust - Ursa: seeks to provide investment results that will inversely  correlate to the performance of the S&P 500(R)Index (the "underlying  index").  If the Portfolio meets its objective,  the value of the  Portfolio's  shares will tend to increase  during  times when the value  of the  underlying  index is  decreasing.  When the  value  of the  underlying  index is increasing,  however,  the value of the Portfolio's  shares should decrease on a daily basis by
   STRATEGIC OR     an inversely  proportionate  amount (e.g., if the underlying  index goes up by 5%, the value of
     TACTICAL       the  Portfolio's  shares should go down by 5% on that day).  Unlike a  traditional  index fund,
   ALLOCA-TION      the Portfolio's  benchmark is to perform exactly  opposite the underlying  index,  and the Ursa  Rydex Global Advisors
                    Fund will not own the securities  included in the  underlying  index.  Instead,  as its primary  (f/k/a PADCO Advisors
                    investment  strategy,  the  Portfolio  invests  to a  significant  extent  in  short  sales  of        II, Inc.)
                    securities or futures  contracts and in options on  securities,  futures  contracts,  and stock indices.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Rydex Variable Trust - OTC: seeks to provide  investment results that correspond to a benchmark for  over-the-counter  securities.  The Portfolio's  current benchmark is the NASDAQ 100 Index(R)
                    (the "underlying  index").  If the Portfolio meets its objective,  the value of the Portfolio's shares  should  increase  on a daily  basis by the amount of any  increase  in the value of the
   STRATEGIC OR     underlying index.  However,  when the value of the underlying index declines,  the value of the  Rydex Global Advisors
     TACTICAL       Portfolio's  shares  should also  decrease  on a daily  basis by the amount of the  decrease in  (f/k/a PADCO Advisors
   ALLOCA-TION      value of the underlying  index.  The Portfolio  invests  principally in securities of companies        II, Inc.)
                    included in the underlying  index. It also may invest in other  instruments  whose  performance is  expected  to  correspond  to that of the  underlying  index,  and may engage in futures and options transactions and enter into swap agreements.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    INVESCO Variable  Investment  Funds - Dynamics:  seek long-term  capital growth.  The Portfolio   INVESCO Funds Group,
                    invests at least 65% of its assets in common  stocks of mid-sized  companies.  INVESCO  defines           Inc.
                    mid-sized  companies as companies  that are included in the Russell  Midcap Growth Index at the time of purchase,  or if not  included in that Index,  have market  capitalizations  of between
                    $2.5 billion and $15 billion at the time of purchase.  The core of the Portfolio's  investments are in securities of established  companies that are leaders in attractive  growth markets with a history of strong  returns.  The  remainder  of the  Portfolio is invested in  securities  of companies  that show  accelerating  growth,  driven by product  cycles,  favorable  industry or sector  conditions,  and other  factors  that  INVESCO  believes  will  lead to rapid  sales or earnings growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Technology:  seeks capital growth.  The Portfolio normally   INVESCO Funds Group,
                    invests  80% of its net assets in the  equity  securities  and  equity-related  instruments  of           Inc.
                    companies  engaged in  technology-related  industries.  These include,  but are not limited to, various applied technologies, hardware, software, semiconductors,  telecommunications equipment and services and service-related  companies in information  technology.  Many of these products and services are subject to rapid obsolescence,  which may lower market value of the securities of the  companies  in this  sector.  At any given time,  20% of the  Portfolio's  assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds - Health  Sciences:  seeks capital  growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related           Inc.
                    instrumentsof  companies that develop,  produce or distribute  products or services  related to health care. These companies  include,  but are not limited to, medical  equipment or supplies, pharmaceuticals,  biotechnology and healthcare  providers and service  companies.  At any given time, 20% of the Portfolio's assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Financial  Services:  seeks capital growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related           Inc.
                    instruments of companies  involved in the financial  services sector.  These companies include, but are not  limited  to,  banks  (regional  and  money-centers),  insurance  companies  (life,
                    property  and  casualty,  and  multiline),   investment  and  miscellaneous  industries  (asset
                    managers,  brokerage  firms,  and  government-sponsored  agencies)  and  suppliers to financial services  companies.  At any given time,  20% of the  Portfolio's  assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds -  Telecommunications:  seeks  capital  growth and current   INVESCO Funds Group,
                    income.  The  Portfolio  normally  invests 80% of its net assets in the equity  securities  and           Inc.
                    equity-related  instruments  of  companies  engaged in the  design,  development,  manufacture, distribution,  or sale of  communications  services  and  equipment,  and  companies  that  are involved in supplying equipment or services to such companies.  The  telecommunications  sector
                    includes,   but  is  not  limited  to,  companies  that  offer  telephone  services,   wireless
                    communications,  satellite communications,  television and movie programming,  broadcasting and
                    Internet access. Many of these products and services are subject to rapid  obsolescence,  which may lower the market value of the  securities  of the  companies  in this sector.  At any given time, 20% of the Portfolio's assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    Evergreen VA International  Growth:  seeks long-term  capital growth and,  secondarily,  modest
     EQUITY         income.  The Portfolio invests  primarily in equity securities issued by established,  quality,
                    non-U.S.  companies  located in countries with developed  markets,  but may purchase across all market  capitalizations.  The  Portfolio  normally  invests  at  least  65%  of its  assets  in
                    securities  of companies in at least three  different  countries  (other than the U.S.) and may   Evergreen Investment
                    invest in emerging markets and in securities of companies in the formerly  communist  countries   Management Company,
                    of Eastern Europe.  The Portfolio  invests in companies that are both growth  opportunities and           LLC
                    value opportunities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA Global Leaders:  seeks to provide  investors with long-term  capital  growth.  The
                    Portfolio  normally  invests as least 65% of its assets in a diversified  portfolio of U.S. and
                    non-U.S.   equity  securities  of  companies  located  in  the  world's  major   industrialized
                    countries.  The Portfolio  will invest in no less than three  countries,  which may include the   Evergreen Investment
  GLOBAL EQUITY     U.S.,  but may invest more than 25% of its assets in one country.  The  Portfolio  invests only   Management Company,
                    in the best 100  companies,  which are  selected by the  Portfolio's  manager  based on as high           LLC
                    return on equity,  consistent  earnings growth,  established  market presence and industries or sectors with significant growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
 SMALL CAP EQUITY   Evergreen VA Special Equity:  seeks capital  growth.  The Portfolio  normally  invests at least
                    80% of its assets in common  stocks of small  U.S.  companies  (i.e.,  companies  whose  market capitalizations  fall within the range of the Russell  2000(R)Index,  at the time of  purchase).
                    The remaining 20% of the  Portfolio's  assets may be represented by cash or invested in various   Evergreen Investment
                    cash  equivalents.  The Portfolio's  manager selects stocks of companies which it believes have   Management Company,
                    the potential for accelerated growth in earnings and price.                                               LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    Evergreen VA Omega:  seeks long-term capital growth.  The Portfolio invests primarily in common stocks and  securities  convertible  into  common  stocks of U.S.  companies  across all market
                    capitalizations.  The  Portfolio's  managers  employ  a  growth  style  of  equity  management.   Evergreen Investment
                    "Growth" stocks are stocks of companies that the Portfolio's  managers believe have anticipated   Management Company,
                    earnings ranging from steady to accelerated growth.                                                       LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP EQUITY   Evergreen VA Capital Growth:  seeks to provide long-term capital growth.  The Portfolio invests primarily in common  stocks.  The  Portfolio may also invest in preferred  stocks,  convertible preferred  stocks,  convertible  debentures,  and any other class or type of security which the
                    portfolio manager believes offers the potential for capital growth.  In selecting  investments,   Evergreen Investment
                    the investment adviser attempts to identify  securities it believes will provide capital growth   Management Company,
                    over the  intermediate  and  long-term  due to changes in the  financial  condition of issuers,  LLC/ Pilgrim Baxter &
                    changes in financial conditions generally, or other factors.                                        Associates, Ltd.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA Blue Chip:  seeks  capital  growth with the  potential  for income.  The Portfolio normally  invests at least 80% of its assets in "blue  chip"  stocks.  Blue chip stocks are the common stocks of  well-established,  large U.S.  companies with a long history of  performance,
                    typically   recognizable   names   representing  a  broad  range  of  industries.   The  market   Evergreen Investment
 LARGE CAP EQUITY   capitalization  of the stocks  selected  will be within the range tracked by the S&P 500 Index,   Management Company,
                    at the time of purchase.  The remaining 20% of the  Portfolio's  assets may be  represented  by           LLC
                    cash or invested in other types of equity  securities,  various cash equivalents or represented by cash. The Portfolio's  stock selection is based on a diversified  style of equity management that allows it to invest in both growth- and value-oriented securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA Equity Index:  seeks investment  results that achieve price and yield  performance similar  to the  Standards  and  Poor's 500  Composite  Price  Index  ("S&P 500  Index")*.  The
                    Portfolio  invests  substantially all of its total assets in equity securities that represent a composite of the S&P 500 Index.  The S&P 500 is an unmanaged  index of 500 common stocks chosen to reflect the  industries  of the U.S.  economy and is often  considered a proxy for the stock
                    market in general.                                                                                Evergreen Investment
  S&P 500 INDEX                                                                                                       Management Company,
                    *"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R),"  "Standard & Poor's 500," and "500" are  trademarks           LLC
                    of the  McGraw-Hill  Companies,  Inc. and have been  licensed  for use by Evergreen  Investment
                    Management  Company,  LLC.  The  Portfolio  is not  sponsored,  endorsed,  sold or  promoted by
                    Standard & Poor's and Standard & Poor's makes no  representation  regarding the advisability of investing in the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA Foundation:  seeks capital growth and current income.  The Portfolio  invests in a combination of common stocks,  preferred stocks and securities  convertible or exchangeable for
                    common  stocks of large U.S.  companies  (i.e.,  companies  whose market  capitalization  falls   Evergreen Investment
    BALANCED        within the range  tracked by the Russell 1000(R)Index,  at the time of  purchase).  Under normal   Management Company,
                    circumstances,  the Portfolio will invest at least 25% of its assets in debt securities and the           LLC
                    remainder in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    ProFund  VP  Europe  30:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
     EQUITY         correspond to the daily  performance of the ProFunds  Europe 30 Index.  The ProFunds  Europe 30
                    Index,  created by ProFund  Advisors,  is composed of 30 companies whose principal  offices are located  in Europe  and whose  securities  are  traded on U.S.  exchanges  or on the  NASDAQ as depositary  receipts or ordinary  shares.  The  component  companies in the ProFunds  Europe 30
                    Index are  determined  annually  based upon their U.S.  dollar-traded  volume.  Their  relative weights are determined based on a modified market capitalization method.
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    ProFund VP Asia 30: seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
      EQUITY        to the daily  performance  of the ProFunds Asia 30 Index.  The ProFunds Asia 30 Index,  created by ProFund Advisors,  is composed of 30 of the companies whose principal offices are located in the Asia/Pacific region,  excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as  depository  receipts or  ordinary  shares.  The  component  companies  in the
                    ProFunds Asia 30 Index are  determined  annually  based upon their U.S.  dollar-traded  volume.
                    Their relative weights are determined based on the modified market capitalization method.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    ProFund VP Japan: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
      EQUITY        the daily  performance  of the Nikkei 225 Stock  Average.  Since the  Japanese  markets are not open when  ProFund VP Japan  values its  shares,  ProFund VP Japan  determines  its  success in meeting this  investment  objective by comparing its daily return on a given day with the daily performance of related  futures  contracts  traded in the United  States.  The Nikkei 225 Stock
                    Average is a price-weighted  index of 225 large,  actively traded Japanese stocks traded on the
                    Tokyo Stock Exchange.  The Index is computed and distributed by the Nihon Keizai Shimbun.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Banks: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
                    the daily  performance  of the Dow Jones U.S.  Banks  Sector  Index.  The Dow Jones U.S.  Banks
                    Index measures the  performance of the banking  industry of the U.S.  equity market.  Component companies  include all  regional  and major U.S.  domiciled  international  banks,  savings and loans, savings banks,  thrifts,  building  associations and societies.  Investment and merchant banks are excluded.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Basic Materials:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S. Basic  Materials  Sector Index.  The
                    Dow Jones U.S. Basic  materials  Sector Index measures the  performance of the basic  materials
      SECTOR        economic sector of the U.S. equity market.  Component  companies are involved in the production   ProFund Advisors LLC
                    of aluminum,  commodity chemicals,  specialty chemicals,  forest products,  non-ferrous metals, paper products, precious metals and steel.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  Biotechnology:  seeks daily  investment  results,  before fees and  expenses,  that correspond to the daily  performance of the Dow Jones U.S.  Biotechnology  Index. The Dow Jones
                    U.S.  Biotechnology  Index measures the performance of the  biotechnology  industry of the U.S.
      SECTOR        equity  market.  Component  companies  include  those engaged in genetic  research,  and/or the   ProFund Advisors LLC
                    marketing  and  development  of  recombinant  DNA  products.  Makers  of  artificial  blood and contract biotechnology researchers are also included in the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Consumer Cyclical:  seeks daily investment results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S.  Consumer Cyclical Sector Index. The
                    Dow Jones U.S.  Consumer  Cyclical  Sector  Index  measures  the  performance  of the  consumer
      SECTOR        cyclical  economic  sector of the U.S. equity market.  Component  companies  include  airlines,   ProFund Advisors LLC
                    auto manufacturers,  auto parts, tires, casinos,  consumer  electronics,  recreational products and services,  restaurants,  lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Consumer  Non-Cyclical:  seeks daily investment  results,  before fees and expenses, that correspond to the daily  performance of the Dow Jones U.S.  Consumer  Non-Cyclical  Sector
                    Index. The Dow Jones U.S.  Consumer  Non-Cyclical  Sector Index measures the performance of the
      SECTOR        consumer  non-cyclical  economic sector of the U.S. equity market.  Component companies include   ProFund Advisors LLC
                    beverage  companies,  consumer service  companies,  durable and non-durable  household  product manufacturers, cosmetic companies, food products and agriculture and tobacco products.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Energy:  seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones U.S. Energy Sector Index.  The Dow Jones U.S. Energy
                    Sector  Index  measures  the  performance  of the  energy  sector  of the U.S.  equity  market.
                    Component  companies include oil drilling  equipment and services,  coal, oil  companies-major, oil companies-secondary,  pipelines, liquid, solid or gaseous fossil fuel producers and service companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Financial:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Financial  Sector  Index.  The Dow
                    Jones U.S.  Financial Sector Index measures the performance of the financial  services economic sector of the U.S.  equity market.  Component  companies  include  regional  banks,  major U.S.
                    domiciled  international banks, full line, life, and property and casualty insurance companies, companies that invest,  directly or indirectly in real estate,  diversified financial companies such  as  Fannie  Mae,  credit  card  insurers,  check  cashing  companies,  mortgage  lenders, investment  advisers and securities  broker-dealers,  investment banks,  merchant banks, online brokers, publicly traded stock exchanges.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Healthcare:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Healthcare  Sector Index.  The Down
                    Jones U.S.  healthcare Sector Index measures the performance of the healthcare  economic sector of the U.S. equity market.  Component  companies  include health care providers,  biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Industrial:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Industrial  Sector Index.  The Dow
                    Jones U.S.  Industrial Sector Index measures the performance of the industrial  economic sector
                    of  the  U.S.  equity  market.   Component   companies   include  building   materials,   heavy
                    construction,  factory  equipment,  heavy machinery,  industrial  services,  pollution control,
                    containers  and  packaging,   industrial  diversified,   air  freight,  marine  transportation,
                    railroads,  trucking,  land-transportation  equipment,  shipbuilding,  transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Internet:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to the daily  performance  of the Dow  Jones  U.S.  Internet  Index.  The Dow  Jones  Composite
                    Internet Index measures the  performance of stocks in the U.S. equity markets that generate the majority  of their  revenues  from the  Internet.  The  Index is  composed  of two  sub-groups:
                    Internet  Commerce - companies that derive the majority of their revenues from providing  goods and/or services through an open network,  such as a web site; and Internet Services - companies that derive the majority of their revenues from  providing  access to the Internet or providing services to people using the Internet.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Pharmaceuticals:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Pharmaceuticals  Sector Index.  The
                    Dow Jones U.S.  Pharmaceuticals Index measures the performance of the pharmaceuticals  industry of the U.S.  equity  market.  Component  companies  include  the  makers  of  prescription  and over-the-counter  drugs, such as aspirin, cold remedies,  birth control pills, and vaccines, as well as companies engaged in contract drug research..
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Precious Metals:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the  Philadelphia  Stock Exchange Gold & Silver Sector
                    Index.  The  Philadelphia  Stock Exchange Gold and Silver Sector Index measures the performance of the gold and  silver  mining  industry  of the global  equity  market.  Component  companies include  companies  involved in the mining and production of gold,  silver,  and other precious metals,  precious  stones and pearls.  The Index does not include  producers  of  commemorative medals and coins that are made of these metals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Real  Estate:  seeks  daily  investment  results,  before  fees and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Real Estate  Index.  The Dow Jones
                    U.S. Real Estate Index measures the  performance of the real estate industry of the U.S. equity
                    market.   Component  companies  include  those  that  invest  directly  or  indirectly  through
      SECTOR        development,   management  or  ownership  of  shopping  malls,  apartment  buildings,   housing   ProFund Advisors LLC
                    developments  and, real estate  investment  trusts ("REITs") that invest in apartments,  office and  retail  properties.  REITs are  passive  investment  vehicles  that  invest  primarily  in income-producing real estate or real estate related loans or interests.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Semiconductor:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Semiconductor  Index. The Dow Jones
                    U.S.  Semiconductor  Index measures the performance of the  semiconductor  industry of the U.S.
                    equity market.  Component  companies are engaged in the production of semiconductors  and other integrated chips, as well as other related products such as circuit boards and motherboards.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Technology:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Technology  Sector Index.  The Dow
                    Jones U.S.  Technology  Sector Index measures the  performance of the technology  sector of the
                    U.S.  equity  market.  Component  companies  include  those  involved in  computers  and office
                    equipment,  software,   communications  technology,   semiconductors,   diversified  technology
                    services and internet services.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Telecommunications:  seeks daily investment results,  before fees and expenses, that   ProFund Advisors LLC
                    correspond to the daily performance of the Dow Jones U.S.  Telecommunications Sector Index. The
                    Dow  Jones  U.S.   Telecommunications   Sector   Index   measures   the   performance   of  the
                    telecommunications  economic  sector of the U.S.  equity market.  Component  companies  include fixed line communications and wireless communications companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Utilities:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Utilities  Sector  Index.  The Dow
      SECTOR        Jones U.S.  Utilities Sector Index measures the performance of the utilities economic sector of   ProFund Advisors LLC
                    the U.S. equity market.  Component  companies  include  electric  utilities,  gas utilities and water utilities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
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THE PROFUND VP PORTFOLIOS  DESCRIBED  BELOW ARE AVAILABLE AS  SUB-ACCOUNTS  TO ALL ANNUITY  OWNERS.  EACH  PORTFOLIO  PURSUES AN INVESTMENT
STRATEGY THAT SEEKS TO PROVIDE DAILY  INVESTMENT  RESULTS,  BEFORE FEES AND EXPENSES,  THAT MATCH A WIDELY  FOLLOWED  INDEX,  INCREASE BY A
SPECIFIED FACTOR RELATIVE TO THE INDEX,  MATCH THE INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED  FACTOR.  THE
INVESTMENT  STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT  RESULTS OF THE APPLICABLE
INDEX.  IT IS RECOMMENDED  THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL  ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC
OR TACTICAL  ASSET  ALLOCATION  STRATEGY  INVEST IN THESE  PORTFOLIOS.  WE HAVE  ARRANGED THE  PORTFOLIOS  BASED ON THE INDEX ON WHICH IT'S
INVESTMENT STRATEGY IS BASED.
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The S&P 500 Index(R)is a widely used measure of large-cap  U.S. stock market  performance.  It includes a  representative  sample of leading companies in leading  industries.  Companies  are selected for inclusion in the Index by Standard & Poor's(R)for being U.S.  companies  with adequate liquidity, appropriate market capitalization financial viability and public float.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bull: seeks daily investment results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
     S&P 500        the daily performance of the S&P 500(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bear: seeks daily investment results,  before fees and expenses,  that correspond to the inverse  (opposite) of the daily  performance of the S&P 500(R)Index.  If ProFund VP Bear is successful in meeting its objective,  its net asset value should gain  approximately  the same,
     S&P 500        on a  percentage  basis,  as any  decrease  in the S&P 500(R)Index when the Index  declines on a   ProFund Advisors LLC
                    given  day.  Conversely,  its  net  asset  value  should  lose  approximately  the  same,  on a percentage basis, as any increase in the Index when the Index rises on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
     S&P 500        ProFund VP UltraBull (f/k/a ProFund VP Bull Plus): seeks daily investment results,  before fees   ProFund Advisors LLC
                    and expenses,  that correspond to twice (200%) the daily  performance of the S&P 500(R)Index. If the ProFund VP UltraBull is  successful  in meeting its  objective,  its net asset value should gain  approximately  twice as much, on a percentage basis, as the S&P 500(R)Index when the Index rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as much,  on a percentage  basis,  as the Index when the Index  declines on a given day.  Prior to
                    May 1, 2003,  ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment results that corresponded to one and one-half times the daily performance of the S&P 500(R)Index
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
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The NASDAQ-100 Index(R)is a market capitalization  weighted index that includes 100 of the largest domestic and international  non-financial companies listed on The NASDAQ Stock Market.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP OTC: seeks daily investment  results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
                    the daily  performance  of the NASDAQ-100  Index(R).  "OTC" in the name of ProFund VP OTC reflers to  securities  that do not  trade on a U.S.  securities  exchange,  as  registered  under  the
                    Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund  VP  Short  OTC:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the inverse  (opposite) of the daily  performance  of the NASDAQ-100  Index(R).  If
                    ProFund VP Short OTC is  successful in meeting its  objective,  its net asset value should gain approximately  the same, on a percentage  basis, as any decrease in the NASDAQ-100  Index(R)when the Index declines on a given day.  Conversely,  its net asset value should lose  approximately the same, on a percentage  basis,  as any increase in the Index when the Index rises on a given day.  "OTC" in the name of  ProFund VP Short OTC  refers to  securities  that do not trade on a
                    U.S. securities exchange, as registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP UltraOTC:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to twice (200%) the daily  performance  of the NASDAQ-100  Index(R). If ProFund VP  UltraOTC is
                    successful in meeting its  objective,  its net asset value should gain  approximately  twice as much,  on a percentage  basis,  as the  NASDAQ-100  Index(R)when the Index rises on a given day.
                    Conversely,  its net asset  value  should lose  approximately  twice as much,  on a  percentage basis,  as the Index when the Index  declines  on a given day.  "OTC" in the name of ProFund VP
                    UltraOTC refers to securities that do not trade on a U.S.  securities  exchange,  as registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
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The S&P MidCap 400 Index(R)is a widely used  measure of  mid-sized  company  U.S.  stock  market  performance.  Companies  are  selected for inclusion  in the Index by  Standard & Poor's(R)for being U.S.  companies  with  adequate  liquidity,  appropriate  market  capitalization, financial viability and public float.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
  S&P MIDCAP 400    ProFund VP Mid-Cap  Value:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond  to the  daily  performance  of the  S&P  MidCap  400/Barra  Value  Index(R).  The S&P
                    MidCap400/Barra  Value Index(R)is designed to differentiate  between fast growing  companies and slower  growing or  undervalued  companies.  Standard & Poor's and Barra  cooperate to employ a price-to-book value calculation whereby the market  capitalization of the S&P MidCap 400 Index(R)
                    is divided equally between growth and value.  The Index is rebalanced twice per year.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Mid-Cap  Growth:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the S&P MidCap 400/Barra Growth Index(R).  The S&P MidCap
                    400/Barra Growth Index(R)is designed to differentiate  between fast growing companies and slower
  S&P MIDCAP 400    growing  or  undervalued  companies.  Standard  &  Poor's  and  Barra  cooperate  to  employ  a   ProFund Advisors LLC
                    price-to-book value calculation whereby the market  capitalization of the S&P MidCap 400 Index(R)
                    is divided equally between growth and value.  The Index is rebalanced twice per year..
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  S&P MIDCAP 400    ProFund VP  UltraMid-Cap:  seeks  daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to twice (200%) the daily  performance  of the S&P MidCap 400 Index(R).  If ProFund VP
                    UltraMid-Cap  is  successful  in  meeting  its  objective,  its net  asset  value  should  gain approximately  twice as much,  on a  percentage  basis,  as the S&P MidCap 400 Index(R)when the
                    Index rises on a given day.  Conversely,  its net asset value should lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P SmallCap 600 Index(R)consists of 600 domestic  stocks chosen for market size,  liquidity,  and industry group  representation.  The
Index comprises stocks from the industrial, utility, financial, and transportation sectors.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Value:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P  SmallCap  600/Barra  Value  Index(R).  The S&P
                    SmallCap  600/Barra Value Index(R)is designed to  differentiate  between fast growing  companies and slower growing or undervalued  companies.  Standard & Poor's and Barra cooperate to emply a price-to-book  value  calculation  whereby the market  capitalization  of the S&P  SmallCap 600
                    Index(R)is divided equally between growth and value.  The ndex is rebalanced twice per year.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Growth:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P SmallCap  600/Barra  Growth  Index(R).  The S&P
                    SmallCap  600/Barra Growth Index(R)is designed to differentitate  between fast growing companies and slower growing or undervalued  companies.  Standard & Poor's and Barra  cooperate to employ a price-to-book  value calculation  whereby the market  capitalization-of  the S&P SmallCap 600
                    Index(R)is divided equally between growth and value.  The Index is rebalanced twice per year.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The Russell 2000 Index(R)measures the performance of the 2,000 small companies in the Russell 3000 Index(R)representing  approximately 8% of the total market  capitalization  of the Russell 3000 Index(R),  which in turn  represents  approximately  98% of the investable  U.S. equity market.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
   RUSSELL 2000     ProFund VP  UltraSmall-Cap:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to twice (200%) the daily  performance  of the Russell  2000(R)Index.  If ProFund VP
                    UltraSmall-Cap  is  successful  in meeting  its  objective,  its net asset  value  should  gain approximately  twice as much, on a percentage  basis, as the Russell 2000 Index(R)when the Index rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP U.S.  Government  Plus: seeks daily  investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that  correspond  to one and  one-quarter  times  (125%) the daily  price  movement of the most recently  issued  30-year U.S.  Treasury  Bond ("Long  Bond").  In  accordance  with its stated
                    objective,  the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest  rates  rise.  If  ProFund  VP U.S.  Government  Plus is  successful  in  meeting  its objective,  its net asset value should gain  approximately  one and one-quarter times (125%) as much,  on a  percentage  basis,  as any  daily  increase  in the  Long  Bond  on a  given  day.
                    Conversely,  its net asset value should lose  approximately one and one-quarter (125%) as much, on a percentage basis, as any daily decrease in the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP Rising Rates Opportunity:  seeks daily investment results, before fees and expenses,   ProFund Advisors LLC
                    that correspond to one and one-quarter  times (125%) the inverse  (opposite) of the daily price movement of the most recently  issued Long Bond. In accordance with its stated  objective,  the net asset value of ProFund VP rising Rates  Opportunity  generally  should decrease as interest rates fall. If ProFund VP Rising Rates  Opportunity  is  successful  in meeting its  objective, its net asset value should gain  approximately  one and one-quarter  times (125%) as much, on a percentage  basis, as any daily decrease in the Long Bond on a given day.  Conversely,  its net asset  value  should  lose  approximately  one and  one-quarter  times  (125%)  as  much,  on a percentage basis, as any daily increase in the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
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-------------------------------------------------------------------------------------------------------------------------------------------

Each  portfolio of the First Defined  Portfolio Fund LLC invests in the securities of a relatively few number of issuers or in a particular sector of the economy.  Since the assets of each  portfolio are invested in a limited number of issuers or a limited sector of the economy, the net asset value of the portfolio may be more susceptible to a single adverse economic,  political or regulatory occurrence.  Certain of the  portfolios  may also be subject to  additional  market risk due to their  policy of  investing  based on an  investment  strategy  and generally not buying or selling  securities in response to market  fluctuations.  Each  portfolio's  relative lack of diversity and limited ongoing management may subject Owners to greater market risk than other portfolios.

The stock selection date for each of the strategy  Portfolios of the First Defined  Portfolio Fund LLC is on or about December 31st of each year. The holdings for each strategy  Portfolio  will be adjusted  annually on or about  December 31st in accordance  with the  Portfolio's investment  strategy.  At that time,  the  percentage  relationship  among the shares of each issuer held by the Portfolio is  established.
Through the next one-year  period that  percentage  will be  maintained  as closely as  practicable  when the  Portfolio  makes  subsequent purchases and sales of the securities.
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------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       First Trust(R)10 Uncommon  Values:  seeks to provide  above-average  capital  appreciation.  The   First Trust Advisors
     BLEND          Portfolio  seeks to achieve its  objective  by  investing  primarily  in the ten common  stocks           L.P.
                    selected by the Investment  Policy Committee of Lehman Brothers Inc.  ("Lehman  Brothers") with the assistance of the Research  Department of Lehman  Brothers which, in their opinion have the greatest  potential for capital  appreciation  during the next year. The stocks included in the
                    Portfolio  are adjusted  annually on or about July 1st in  accordance  with the  selections  of
                    Lehman Brothers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    The  Prudential  Series  Fund,  Inc.  - SP  Jennison  International  Growth:  seeks to  provide
                    long-term   growth  of  capital.   The   Portfolio   pursues  its  objective  by  investing  in
                    equity-related  securities of foreign  issuers that the  Sub-advisor  believes will increase in value over a period of years.  The  Portfolio  invests  primarily  in the common stock of large and  medium-sized  foreign  companies.  Under normal  circumstances,  the Portfolio  invests at
     INTER-         least 65% of its total  assets in common  stock of foreign  companies  operating or based in at
 NATIONAL EQUITY    least five different  countries.  The Portfolio  looks  primarily for stocks of companies whose        Prudential
                    earnings are growing at a faster rate than other companies and that have  above-average  growth     Investments LLC/
                    in earnings and cash flow, improving profitability,  strong balance sheets, management strength   Jennison Associates
                    and strong  market  share for its  products.  The  Portfolio  also tries to buy such  stocks at           LLC
                    attractive prices in relation to their growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R),"  "Standard & Poor's 500," and "500" are trademarks of the  McGraw-Hill  Companies,  Inc. and have been licensed for use by American Skandia Investment Services,  Incorporated.  The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R)10 Uncommon  Values  portfolio is not  sponsored  or created by Lehman  Brothers,  Inc.  ("Lehman  Brothers").  Lehman
Brothers' only  relationship  to First Trust is the licensing of certain  trademarks and trade names of Lehman  Brothers and of the "10
Uncommon  Values" which is determined,  composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R)10
Uncommon Values portfolio.

Dow Jones has no  relationship  to the ProFunds VP, other than the licensing of the Dow Jones sector  indices and its service marks for use in  connection  with the  ProFunds  VP. The  ProFunds VP are not  sponsored,  endorsed,  sold,  or promoted by Standard & Poor's or
NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED INVESTMENT OPTIONS?
We offer fixed investment options of different  durations during the accumulation  period.  These "Fixed Allocations" earn a guaranteed fixed rate of interest  for a specified  period of time,  called the  "Guarantee  Period." In most states,  we offer Fixed  Allocations with  Guarantee  Periods  from 1 to 10 years.  We may also offer  special  purpose  Fixed  Allocations  for use with  certain  optional investment  programs.  We guarantee  the fixed rate for the entire  Guarantee  Period.  However,  if you  withdraw or transfer  Account
Value before the end of the Guarantee  Period,  we will adjust the value of your  withdrawal or transfer  based on a formula,  called a
"Market Value  Adjustment." The Market Value  Adjustment can either be positive or negative,  depending on the rates that are currently being  credited  on Fixed  Allocations.  Please  refer to the  section  entitled  "How does the Market  Value  Adjustment  Work?" for a description  of the  formula  along with  examples  of how it is  calculated.  You may  allocate  Account  Value to more than one Fixed
Allocation at a time.

Fixed  Allocations may not be available in all states.  Availability of Fixed  Allocations is subject to change and may differ by state and by the  annuity  product  you  purchase.  Please  call  American  Skandia at  1-800-766-4530  to  determine  availability  of Fixed
Allocations in your state and for your annuity product.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

There is no Contingent Deferred Sales Charge applied if you surrender your Annuity or make a partial withdrawal.

Transfer Fee:  Currently,  you may make twenty (20) free transfers between  investment options each Annuity Year. We will charge $10.00 for each  transfer  after the  twentieth in each Annuity Year.  We do not consider  transfers  made as part of a dollar cost  averaging program when we count the twenty free  transfers.  Transfers  made as part of a  rebalancing,  market timing or third party  investment advisory  service will be subject to the  twenty-transfer  limit.  However,  all transfers  made on the same day will be treated as one
(1)  transfer.  Renewals or transfers of Account Value from a Fixed  Allocation  at the end of its Guarantee  Period are not subject to the  Transfer Fee and are not counted  toward the twenty free  transfers.  We may reduce the number of free  transfers  allowable  each
Annuity Year (subject to a minimum of eight) without  charging a Transfer Fee unless you make use of electronic  means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically  or through other means that reduce our processing costs.

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $35.00 or
2% of your Account Value invested in the variable  investment  options,  whichever is less.  This fee will be deducted  annually on the anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year,  the fee is deducted at the time of  surrender.  Currently,  the Annual  Maintenance  Fee is only  deducted  if your  Account  Value is less than  $100,000  on the anniversary  of the Issue Date or at the time of surrender.  We may increase the Annual  Maintenance  Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax  Charges:  Several  states  and some  municipalities  charge  premium  taxes or  similar  taxes.  The  amount of tax will vary from jurisdiction  to  jurisdiction  and is subject to change.  The tax charge  currently  ranges up to 3 1/2%.  We  generally  will deduct the amount of tax payable at the time the tax is  imposed,  but may also decide to deduct tax  charges  from each  Purchase  Payment at the time of a  withdrawal  or  surrender  of your Annuity or at the time you elect to begin  receiving  annuity  payments.  We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance  Charge:  We deduct an Insurance Charge daily against the average daily assets allocated to the  Sub-accounts.  The Insurance
Charge is the combination of the Mortality & Expense Risk Charge (1.50%) and the  Administration  Charge  (0.15%).  The total charge is equal to 1.65% on an annual  basis.  The  Insurance  Charge is intended to  compensate  American  Skandia for  providing  the insurance benefits under the Annuity,  including the Annuity's basic death benefit that provides  guaranteed  benefits to your beneficiaries even if the market declines and the risk that persons we guarantee  annuity  payments to will live longer than our  assumptions.  The charge also covers administrative costs associated with providing the Annuity benefits,  including  preparation of the contract,  confirmation statements,  annual account  statements and annual reports,  legal and accounting fees as well as various  related  expenses.  Finally, the charge covers the risk that our  assumptions  about the mortality  risks and expenses  under this Annuity are incorrect and that we have agreed not to increase  these  charges over time  despite our actual  costs.  We may  increase the portion of the total  Insurance
Charge that is deducted for  administrative  costs;  however,  any increase  will only apply to Annuities  issued after the date of the increase.

American  Skandia may make a profit on the  Insurance  Charge if, over time,  the actual cost of  providing  the  guaranteed  insurance obligations  under the  Annuity  are less than the amount we deduct  for the  Insurance  Charge.  To the extent we make a profit on the
Insurance Charge,  such profit may be used for any other corporate  purpose,  including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering the Annuity.

The  Insurance  Charge  is not  deducted  against  assets  allocated  to a Fixed  Allocation.  However,  the  amount we credit to Fixed
Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

Optional  Benefits:  If you elect to purchase the Guaranteed  Return Option,  we will deduct an additional charge on a daily basis from your Account Value  allocated to the  Sub-accounts.  The additional  charge is included in the daily  calculation of the Unit Price for each  Sub-account.  If you elect to purchase one or more optional  death  benefits,  we will deduct the annual charge from your Account
Value on the  anniversary of your Annuity's Issue Date.  Under certain  circumstances,  we may deduct a pro-rata  portion of the annual charge for any optional  Death  Benefit.  The charge for each optional  benefit is deducted in addition to the Insurance  Charge due to the increased  insurance  risk  associated  with the optional  benefits.  Please refer to the section  entitled  "Death  Benefit" for a description  of the charge for each Optional  Death  Benefit.  Please refer to the section  entitled  "Managing Your Account Value - Do you offer  programs  designed to guarantee a "return of premium" at a future date?" for a description  of the charge for the Guaranteed
Return Option.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges  directly  against the  Portfolios.  However,  each  Portfolio  charges a total annual fee comprised of an investment  management fee,  operating  expenses and any distribution and service (12b-1) fees that may apply.  These fees are deducted daily by each  Portfolio  before it provides  American  Skandia  with the net asset value as of the close of  business  each day.  More detailed  information  about fees and charges can be found in the  prospectuses  for the  Portfolios.  Please  also see  "Service  Fees
Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted  when  determining  the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge  against  Account Value  allocated to the  Sub-accounts,  we also take into  consideration mortality,  expense,  administration,  profit and other factors in determining the interest rates we credit to Fixed  Allocations.  Any
Tax  Charge  applies  to  amounts  that are taken  from the  variable  investment  options  or the Fixed  Allocations.  A Market  Value
Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In certain  states a tax is due if and when you exercise  your right to receive  periodic  annuity  payments.  The amount  payable will depend on the applicable  jurisdiction and on the annuity payment option you select.  If you select a fixed payment option,  the amount of each fixed  payment  will depend on the Account  Value of your Annuity when you elected to  annuitize.  There is no specific  charge deducted from these payments;  however,  the amount of each annuity payment reflects  assumptions about our insurance expenses.  If you select a  variable  payment  option  that we may offer,  then the amount of your  benefits  will  reflect  changes in the value of your
Annuity and will continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or  eliminate  certain  fees and  charges  or alter the manner in which the  particular  fee or charge is  deducted.  For example,  we may reduce or eliminate the amount of the Annual  Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge.  Generally,  these types of changes will be based on a reduction to our sales,  maintenance or administrative  expenses due to the nature of the  individual or group  purchasing  the Annuity.  Some of the factors we might consider in making such a decision  are: (a) the size and type of group;  (b) the number of Annuities  purchased by an Owner;  (c) the amount of
Purchase  Payments  or  likelihood  of  additional  Purchase  Payments;  and/or (d) other  transactions  where  sales,  maintenance  or administrative  expenses are likely to be reduced.  We will not discriminate  unfairly between Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial Purchase Payment:  You must make a minimum initial Purchase Payment of $15,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial Purchase Payment provided that,  within the first
Annuity Year, you make at least $15,000 in total Purchase Payments.

Where  allowed by law,  initial  Purchase  Payments in excess of  $1,000,000  require our approval  prior to  acceptance.  We may apply certain limitations and/or  restrictions on the Annuity as a condition of our acceptance,  including limiting the liquidity features or the Death Benefit protection provided under the Annuity,  limiting the right to make additional Purchase Payments,  changing the number of transfers  allowable under the Annuity or restricting the Sub-accounts  that are available.  Other limitations  and/or  restrictions may apply.

Except as noted below,  Purchase  Payments  must be  submitted  by check drawn on a U.S.  bank,  in U.S.  dollars,  and made payable to
American  Skandia.  Purchase  Payments  may  also  be  submitted  via  1035  exchange  or  direct  transfer  of  funds.  Under  certain circumstances,  Purchase  Payments may be  transmitted  to American  Skandia via wiring funds  through your  investment  professional's broker-dealer  firm.  Additional  Purchase  Payments may also be applied to your Annuity under an  arrangement  called "bank  drafting"
where you  authorize  us to  deduct  money  directly  from your bank  account.  We may  reject  any  payment  if it is  received  in an unacceptable form.  Our acceptance of a check is subject to our ability to collect funds.

Age Restrictions:  There is no age restriction to purchase the Annuity.  However,  the basic Death Benefit provides greater  protection for persons under age 85. There is no Contingent  Deferred Sales Charge  deducted upon  surrender or partial  withdrawal.  However,  if you take a  distribution  prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain. The availability of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity.

Owner, Annuitant and Beneficiary Designations: On your Application, we will ask you to name the Owner(s), Annuitant and one or more
Beneficiaries for your Annuity.

|X|      Owner:  The  Owner(s)  holds all  rights  under the  Annuity.  You may name  more than one Owner in which  case all  ownership rights are held jointly.  However,  this Annuity does not provide a right of survivorship.  Refer to the Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant  is the person we agree to make  annuity  payments  to and upon whose life we continue to make such payments.  You must name an Annuitant who is a natural  person.  We do not accept a designation of joint  Annuitants  during the accumulation  period. Where allowed by law, you may name one or more Contingent  Annuitants.  A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date.  Please refer to the discussion of  "Considerations  for Contingent
       Annuitants" in the Tax Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the person(s) or entity you name to receive the death  benefit.  If no beneficiary is named the death benefit will be paid to you or your estate.

Your right to make certain  designations  may be limited if your Annuity is to be used as an IRA or other  "qualified"  investment that is given  beneficial  tax  treatment  under  the Code.  You  should  seek  competent  tax  advice on the  income,  estate  and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner,  Annuitant  and  Beneficiary  designations  by sending us a request in writing.  Where  allowed by law,  such changes will be subject to our acceptance.  Some of the changes we will not accept include, but are not limited to:
|X|      a new Owner  subsequent to the death of the Owner or the first of any joint Owners to die,  except where a  spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary  is the  surviving  spouse unless you elect an alternative  Beneficiary  designation.  Unless  you elect an  alternative  Beneficiary  designation,  upon the death of either  spousal
Owner,  the  surviving  spouse may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit  payment.  The Death
Benefit  that  would  have been  payable  will be the new  Account  Value of the  Annuity  as of the date of due proof of death and any required proof of a spousal  relationship.  As of the date the assumption is effective,  the surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new purchaser of the same  attained age. For purposes of  determining  any future Death Benefit for the  beneficiary  of the surviving  spouse,  the new Account Value will be considered as the initial  Purchase
Payment.  However,  any  additional  Purchase  Payments  applied  after the date the  assumption  is  effective  will be subject to all provisions of the Annuity.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the  surviving  spouse is named as a Contingent  Annuitant,  upon the death of the  Annuitant, the surviving  spouse will become the  Annuitant.  No Death Benefit is payable upon the death of the  Annuitant.  However,  the Account
Value of the Annuity as of the date of due proof of death of the Annuitant  (and any required proof of the spousal  relationship)  will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

If after  purchasing  your  Annuity  you change  your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel  period.  This is often  referred to as a  "free-look."  Depending  on the state in which you purchased your Annuity,  and, in some states,  if you purchased the Annuity as a replacement for a prior contract,  the right to cancel period may be ten (10) days,  twenty-one  (21) days or longer,  measured from the time that you received  your  Annuity.  If you return your Annuity,  during the applicable  period,  we will refund your current Account Value plus any tax charge deducted.  This amount may be higher or lower than your  original  Purchase  Payment.  Where  required by law, we will return your  current  Account  Value or the amount of your initial  Purchase  Payment,  whichever  is greater.  The same rules may apply to an Annuity that is purchased as an IRA.
In any situation  where we are required to return the greater of your Purchase  Payment or Account Value,  we may allocate your Account
Value to the AST Money Market  Sub-account  during the right to cancel period and for a reasonable  additional  amount of time to allow for delivery of your Annuity.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum amount that we accept as an additional  Purchase  Payment is $100 unless you participate in American  Skandia's  Systematic
Investment Plan or a periodic  purchase payment program.  We will allocate any additional  Purchase Payments you make according to your most recent allocation instructions, unless you request new allocations when you submit a new Purchase Payment.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your  Annuity by  authorizing  us to deduct money  directly  from your bank account and applying it to your  Annuity.  This type of program is often  called  "bank  drafting".  We call our bank  drafting  program  "American
Skandia's  Systematic  Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable  investment options when  applied.  Bank  drafting  allows you to invest in your  Annuity with a lower  initial  Purchase  Payment,  as long as you authorize  payments  that will  equal at least  $15,000  during the first 12 months of your  Annuity.  We may  suspend  or cancel  bank drafting privileges if sufficient funds are not available from the applicable  financial  institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified  investments.  If your employer sponsors such a program,  we may agree to accept  periodic  Purchase  Payments  through  a salary  reduction  program  as long as the  allocations  are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $15,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial  Purchase  Payment:  Once we accept your  application,  we invest your net Purchase  Payment in the  Annuity.  The net Purchase
Payment is your initial  Purchase  Payment  minus any tax charges  that may apply.  On your  application  we ask you to provide us with instructions  for allocating your Account Value.  You can allocate  Account Value to one or more variable  investment  options or Fixed
Allocations.

In those states where we are required to return your Purchase  Payment if you exercise  your right to return the Annuity,  we initially allocate all amounts that you choose to allocate to the variable  investment  options to the AST Money Market  Sub-account.  At the end of the right to cancel  period we will  reallocate  your Account Value  according to your most recent  allocation  instructions.  Where permitted by law, we will allocate your Purchase Payments according to your initial  instructions,  without  temporarily  allocating to the AST Money Market  Sub-account.  To do this,  we will ask that you execute our form called a "return  waiver" that  authorizes us to allocate your Purchase  Payment to your chosen  Sub-accounts  immediately.  If you submit the "return waiver" and then decide to return your  Annuity  during the right to cancel  period,  you will receive  your  current  Account  Value which may be more or less than your initial Purchase Payment (see "May I Return the Annuity if I Change my Mind?").

Subsequent  Purchase  Payments:  We will  allocate  any  additional  Purchase  Payments you make  according to your current  allocation instructions.  If any rebalancing or asset allocation  programs are in effect,  the allocation  should conform with such a program.  We assume  that your  current  allocation  instructions  are  valid  for  subsequent  Purchase  Payments  until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation  period you may transfer  Account Value between  investment  options.  Transfers are not subject to taxation on any gain.  We currently  limit the number of  Sub-accounts  you can invest in at any one time to twenty (20).  However,  you can invest in an unlimited  number of Fixed  Allocations.  We may require a minimum of $500 in each  Sub-account you allocate  Account Value to at the time of any  allocation or transfer.  If you request a transfer and, as a result of the transfer,  there would be less than $500 in the Sub-account,  we may transfer the remaining Account Value in the Sub-account pro rata to the other investment  options to which you transferred.

We  may  impose  specific  restrictions  on  financial  transactions  for  certain  Portfolios  based  on  the  Portfolio's  investment restrictions.  Currently,  any purchase,  redemption or transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour  prior to any  announced  closing  of the  applicable  securities  exchange  (generally,  3:00 p.m.  Eastern  time) to be processed on the current  Valuation Day. The "cut-off" time for such financial  transactions  involving a ProFunds VP Sub-account  will be extended to1/2hour prior to any announced  closing  (generally,  3:30 p.m. Eastern time) for transactions  submitted  electronically through American Skandia's Internet website (www.americanskandia.com).

Currently,  we charge $10.00 for each transfer  after the twentieth  (20th) in each Annuity Year,  including  transfers made as part of any  rebalancing,  market timing,  asset  allocation or similar program which you have  authorized.  Transfers made as part of a dollar cost  averaging  program do not count  toward the twenty free  transfer  limit.  Renewals or  transfers  of Account  Value from a Fixed
Allocation  at the end of its  Guarantee  Period are not subject to the  transfer  charge.  We may reduce the number of free  transfers allowable  each Annuity Year (subject to a minimum of eight)  without  charging a Transfer Fee unless you make use of electronic  means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically  or through other means that reduce our processing costs.

We reserve the right to limit the number of transfers  in any Annuity  Year for all  existing or new Owners.  We also reserve the right to limit the number of  transfers  in any Annuity  Year or to refuse any  transfer  request  for an Owner or certain  Owners if: (a) we believe that  excessive  trading or a specific  transfer  request or group of transfer  requests may have a detrimental  effect on Unit
Values or the share prices of the  Portfolios;  or (b) we are informed by one or more of the Portfolios that the purchase or redemption of  shares  must be  restricted  because  of  excessive  trading  or a  specific  transfer  or group of  transfers  is deemed to have a detrimental  effect on the share prices of affected  Portfolios.  Without  limiting the above, the most likely scenario where either of the above could occur would be if the  aggregate  amount of a trade or trades  represented a relatively  large  proportion of the total assets of a  particular  Portfolio.  Under such a  circumstance,  we will process  transfers  according to our rules then in effect and provide notice if the transfer request was denied.  If a transfer request is denied, a new transfer request may be required.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation  period.  Dollar Cost Averaging  allows you to  systematically  transfer an amount  each month from one  investment  option to one or more other  investment  options.  You can choose to transfer  earnings  only, principal plus earnings or a flat dollar amount.  Dollar Cost Averaging  allows you to invest  regularly each month,  regardless of the current unit value (or price) of the  Sub-account(s)  you invest in. This  enables you to purchase  more units when the market price is low and fewer units when the market price is high.  This may result in a lower  average cost of units over time.  However,  there is no guarantee  that  Dollar Cost  Averaging  will result in a profit or protect  against a loss in a declining  market.  We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable  investment  options or Fixed  Allocations.  Dollar Cost Averaging from Fixed  Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal plus earnings.  If transferring  principal plus earnings,  the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE:  When a Dollar  Cost  Averaging  program is  established  from a Fixed  Allocation,  the fixed rate of interest we credit to your
Account  Value is applied to a  declining  balance due to the  transfers  of Account  Value to the  Sub-accounts  during the  Guarantee
Period.  This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes.  During the  accumulation  period,  we offer  automatic  rebalancing  among the variable  investment  options you choose.  You can choose  to have your  Account  Value  rebalanced  quarterly,  semi-annually,  or  annually.  On the  appropriate  date,  your  variable investment  options are rebalanced to the allocation  percentages you request.  For example,  over time the performance of the variable investment  options  will  differ,  causing  your  percentage  allocations  to shift.  With  automatic  rebalancing,  we  transfer  the appropriate  amount  from the  "overweighted"  Sub-accounts  to the  "underweighted"  Sub-accounts  to return your  allocations  to the percentages  you  request.  If you request a transfer  from or into any  variable  investment  option  participating  in the  automatic rebalancing  program,  we will assume that you wish to change your rebalancing  percentages as well, and will automatically  adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic  rebalancing.  All  rebalancing  transfers made on the same day as part of an automatic  rebalancing  program are  considered as one transfer when counting the number of transfers  each year toward the maximum number of free transfers.  We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two  different  programs for  investors  who wish to invest in the variable  investment  options but also wish to protect their  principal,  at least as of a specific  date in the  future.  You may not want to use either of these  programs  if you expect to begin taking annuity payments before the program would be completed.

Balanced Investment Program
We offer a balanced  investment  program  where a portion of your Account  Value is allocated to a Fixed  Allocation  and the remaining
Account Value is allocated to the variable  investment  options that you select.  When you enroll in the Balanced  Investment  Program, you choose the  duration  that you wish the  program to last.  This  determines  the  duration  of the  Guarantee  Period for the Fixed
Allocation.  Based on the fixed rate for the  Guarantee  Period  chosen,  we calculate  the portion of your Account  Value that must be allocated to the Fixed Allocation to grow to a specific  "principal amount" (such as your initial Purchase  Payment).  We determine the amount  based on the rates then in effect for the  Guarantee  Period you  choose.  If you  continue  the  program  until the end of the
Guarantee  Period and make no withdrawals or transfers,  at the end of the Guarantee  Period,  the Fixed  Allocation will have grown to equal the  "principal  amount".  Withdrawals  or  transfers  from the Fixed  Allocation  before the end of the  Guarantee  Period  will terminate  the program and may be subject to a Market Value  Adjustment.  You can transfer the Account  Value that is not  allocated to the Fixed  Allocation  between any of the  Sub-accounts  available  under the  Annuity.  Account  Value you  allocate  to the  variable investment  options  is  subject  to market  fluctuations  and may  increase  or  decrease  in  value.  We do not  deduct a charge  for participating in the Balanced Investment Program.

         Example
         Assume you invest  $100,000.  You choose a 10-year program and allocate a portion of your Account Value to a Fixed  Allocation with a 10-year  Guarantee Period.  The rate for the 10-year  Guarantee Period is 5.33%*.  Based on the fixed interest rate for the Guarantee  Period chosen,  the factor is 0.594948 for  determining how much of your Account Value will be allocated to the
         Fixed  Allocation.  That means that  $59,495  will be  allocated  to the Fixed  Allocation  and the  remaining  Account  Value
         ($41,505)  will be  allocated to the variable  investment  options.  Assuming  that you do not make any  withdrawals  from the
         Fixed  Allocation,  it will grow to $100,000 at the end of the Guarantee  Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*        The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

Guaranteed Return Option (GRO)SM
We also offer a  seven-year  program  where we monitor your Account  Value daily and  systematically  transfer  amounts  between  Fixed
Allocations  and the variable  investment  options you choose.  American  Skandia  guarantees that at the end of the seventh (7th) year from  commencement  of the program (or any program  restart  date),  you will receive no less than your  Account  Value on the date you elected to  participate  in the program  ("commencement  value").  On the program  maturity  date,  if your Account  Value is below the commencement  value,  American Skandia will apply additional  amounts to your Annuity so that it is equal to commencement value or your
Account  Value on the date you elect to restart the program  duration.  Any amounts  added to your  Annuity  will be applied to the AST
Money  Market  Sub-account,  unless you provide us with  alternative  instructions.  We will  notify you of any  amounts  added to your
Annuity  under the program.  We do not  consider  amounts  added to your  Annuity to be  "investment  in the  contract"  for income tax purposes.

Account  Value is only  transferred  to and  maintained  in Fixed  Allocations  to the  extent we, in our sole  discretion,  deem it is necessary  to support our  guarantee  under the  program.  This differs  from the  Balanced  Investment  Program  where a set amount is allocated to a Fixed  Allocation  regardless of the  performance of the  underlying  Sub-accounts.  With the Guaranteed  Return Option, your Annuity is able to participate in the upside potential of the Sub-accounts  while only  transferring  amounts to Fixed Allocations to protect against  significant  market downturns.  NOTE: If a significant  amount of your Account Value is systematically  transferred to Fixed Allocations  during prolonged market declines,  less of your Account Value may be immediately  available to participate in the upside potential of the Sub-accounts if there is a subsequent market recovery.

Each  business day we monitor the  performance  of your Account Value to determine  whether it is greater  than,  equal to or below our
"reallocation  trigger",  described  below.  Based on the performance of the  Sub-accounts in which you choose to allocate your Account
Value  relative to the  reallocation  trigger,  we may transfer  some or all of your Account Value to or from a Fixed  Allocation.  You have  complete  discretion  over the  allocation  of your Account  Value that remains  allocated  in the variable  investment  options.
However, we reserve the right to restrict certain Portfolios if you participate in the program.

|X|      Account Value greater than or equal to reallocation  trigger:  Your Account Value in the variable  investment  options remains allocated according to your most recent  instructions.  If a portion of Account Value was previously allocated to a Fixed
              Allocation,  those amounts may be transferred  from the Fixed  Allocation  and  re-allocated  to the variable  investment options pro-rata according to your current allocations.  A Market Value Adjustment will apply.

|X|
         Account Value below reallocation  trigger:  A portion of your Account Value in the variable  investment options is transferred to a new Fixed Allocation.  These amounts are transferred on a pro-rata basis from the variable investment  options.  The new Fixed Allocation will have a Guarantee Period equal to the remaining  duration in the Guaranteed  Return Option.  The
              Account Value applied to the new Fixed  Allocation  will be credited with the fixed interest rate then being applied to a new Fixed Allocation of the next higher yearly  duration.  The Account Value will remain invested in the Fixed Allocation until the maturity date of the program  unless,  at an earlier date,  your Account Value is at or above the  reallocation trigger and amounts can be transferred to the variable  investment  options (as described  above) while  maintaining  the guarantee protection under the program.

American  Skandia uses an  allocation  mechanism  based on  assumptions  of expected and maximum  market  volatility  to determine  the reallocation  trigger.  The  allocation  mechanism is used to determine the allocation of Account Value between Fixed  Allocations  and the Sub-accounts you choose.  American  Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its  discretion,  subject to regulatory  approval  where  required.  Any change to the  allocation  mechanism  and/or the  reallocation trigger will only apply to programs that begin after the change is effective.

Program Termination
The Guaranteed  Return Option will  terminate on its maturity  date. You can elect to participate in a new Guaranteed  Return Option or re-allocate  your  Account  Value at that time.  Upon  termination,  any  Account  Value  allocated  to the Fixed  Allocations  will be transferred to the AST Money Market Sub-account, unless you provide us with alternative instructions.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      You may  terminate  the  Guaranteed  Return  Option at any  time.  American  Skandia  does not  provide  any  guarantees  upon termination of the program.
|X|      Withdrawals  from your  Annuity  while the  program  is in effect  will  reduce the  guaranteed  amount  under the  program in proportion  to your  Account  Value at the time of the  withdrawal.  Withdrawals  will be subject to all other  provisions  of the
     Annuity, including any Market Value Adjustment that would apply.
|X|      Additional  Purchase Payments applied to the Annuity while the program is in effect will only increase the amount  guaranteed;
     however, all or a portion of any additional Purchase Payments may be allocated to the Fixed Allocations.
|X|      Annuity Owners cannot  transfer  Account Value to or from a Fixed  Allocation  while  participating  in the program and cannot participate in any dollar cost averaging program that transfers  Account Value from a Fixed Allocation to the variable  investment options.
|X|      Transfers  from Fixed  Allocations  will be subject to the Market Value  Adjustment  formula under the Annuity;  however,  the
     0.10%  "cushion"  feature of the formula will not apply. A Market Value  Adjustment may be either  positive or negative.  Transfer amounts will be taken from the most recently applied Fixed Allocation.
|X|      Transfers from the  Sub-accounts to Fixed  Allocations or from Fixed  Allocations to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      The Guaranteed  Return Option will terminate:  (a) upon the death of the Owner or the Annuitant (in an entity owned contract);
     and (b) as of the date Account Value is applied to begin annuity payments.
|X|      You can elect to  restart  the seven (7) year  program  duration  on any  anniversary  of the Issue Date of the  Annuity.  The
     Account Value on the date the restart is effective  will become the new  commencement  value.  You can only elect the program once per Annuity Year.

Charges under the Program
We deduct a charge  equal to 0.25% per year to  participate  in the  Guaranteed  Return  Option.  The annual  charge is deducted  daily against your Account  Value  allocated to the  Sub-accounts.  Account  Value  allocated to Fixed  Allocations  under the program is not subject to the charge.  The charge is  deducted  to  compensate  American  Skandia  for:  (a) the risk that your  Account  Value on the maturity date of the program is less than the amount guaranteed; and (b) administration of the program.

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     Effective  November 18, 2002,  American Skandia changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method  described  above.  The annual  charge for the  Guaranteed  Return Option for Owners who elected the benefit  between  May 1, 2001 and  November  15, 2002 and  subsequent  to November  19, 2002 in those  states  where the daily deduction of the charge has not been approved, is deducted annually,  in arrears,  according to the prospectus in effect as of the date the program was elected.  Owners who  terminate and then  re-elect the  Guaranteed  Return Option or elect to restart the Guaranteed Return Option at any time after November 18, 2002 will be subject to the charge method described above.
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MAY I AUTHORIZE MY INVESTMENT PROFESSIONAL TO MANAGE MY ACCOUNT?
Yes.  You may  authorize  your  investment  professional  to direct the  allocation  of your  Account  Value and to  request  financial transactions  between  investment  options while you are living,  subject to our rules. You must contact us immediately if and when you revoke such authority.  We will not be responsible for acting on instructions  from your investment  professional if you fail to inform us that such person's  authority has been revoked.  We may also suspend,  cancel or limit these  privileges at any time. We will notify you if we do.

We or an affiliate of ours may provide administrative support to licensed,  registered investment  professionals or investment advisors who you authorize to make financial  transactions on your behalf.  These investment  professionals may be firms or persons who also are appointed by us as authorized  sellers of the Annuity.  However,  we do not offer advice about how to allocate your Account Value under any  circumstance.  Any  investment  professionals  you engage to provide  advice  and/or make  transfers  for you is not acting on our behalf.  We are not  responsible for any  recommendations  such investment  professionals  make, any market timing or asset  allocation programs they choose to follow or any specific transfers they make on your behalf.

We may require  investment  professionals  or investment  advisors,  who are authorized by multiple  contract  owners to make financial transactions,  to enter into an  administrative  agreement with American  Skandia as a condition of our accepting  transactions on your behalf.  The  administrative  agreement may impose  limitations on the investment  professional's  or investment  advisor's  ability to request  financial  transactions on your behalf.  These  limitations  are intended to minimize the detrimental  impact of an investment professional  who is in a position to  transfer  large  amounts of money for  multiple  clients in a  particular  Portfolio  or type of portfolio or to comply with specific  restrictions or limitations  imposed by a Portfolio(s) on American  Skandia.  The  administrative agreement  may limit  the  available  investment  options,  require  advance  notice of large  transactions,  or impose  other  trading limitations on your investment  professional.  Your  investment  professional  will be informed of all such  restrictions on an ongoing basis.  We may also require that your  investment  professional  transmit  all  financial  transactions  using the  electronic  trading functionality  available  through our Internet  website  (www.americanskandia.com).  Limitations  that we may impose on your investment professional or investment advisor under the terms of the  administrative  agreement do not apply to financial  transactions  requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED INVESTMENT OPTIONS WORK?
We credit  the fixed  interest  rate to the Fixed  Allocation  throughout  a set  period of time  called a  "Guarantee  Period".  Fixed
Allocations  currently are offered with Guarantee  Periods from 1 to 10 years.  We may make Fixed  Allocations  of different  durations available in the future,  including Fixed Allocations  offered  exclusively for use with certain optional  investment  programs.  Fixed
Allocations  may not be available in all states and may not always be available for all Guarantee  Periods  depending on market factors and other considerations.

The interest  rate credited to a Fixed  Allocation  is the rate in effect when the  Guarantee  Period begins and does not change during the Guarantee  Period.  The rates are an effective annual rate of interest.  We determine the interest rates for the various  Guarantee
Periods.  At the time that we confirm  your Fixed  Allocation,  we will  advise  you of the  interest  rate in effect and the date your
Fixed  Allocation  matures.  We may change the rates we credit new Fixed  Allocations at any time. Any change in interest rate does not affect  Fixed  Allocations  that  were in  effect  before  the date of the  change.  To  inquire  as to the  current  rates  for  Fixed
Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent  permitted by law, we may  establish  different  interest  rates for Fixed  Allocations  offered to a class of Owners who choose to participate in various optional  investment programs we make available.  This may include,  but is not limited to, Owners who elect to use Fixed  Allocations  under a dollar  cost  averaging  program  (see "Do You Offer  Dollar Cost  Averaging?")  or a balanced investment  program (see "Do you offer  programs  designed to guarantee a "Return of Premium" at a future  date?").  The interest  rate credited to Fixed  Allocations  offered to this class of purchasers may be different than those offered to other  purchasers who choose the same Guarantee Period but who do not participate in an optional investment program.  Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for  determining  the fixed  interest rates for Fixed  Allocations.  Generally the interest rates we offer for Fixed  Allocations  will reflect the  investment  returns  available on the types of investments we make to support our fixed rate  guarantees.  These  investment  types may include  cash,  debt  securities  guaranteed by the United  States  government  and its agencies and  instrumentalities,  money market  instruments,  corporate debt obligations of different  durations,  private  placements, asset-backed  obligations  and municipal  bonds.  In  determining  rates we also  consider  factors such as the length of the Guarantee
Period for the Fixed  Allocation,  regulatory  and tax  requirements,  liquidity  of the markets for the type of  investments  we make, commissions,  administrative  and investment  expenses,  our insurance  risks in relation to the Fixed  Allocations,  general  economic trends and  competition.  Some of these  considerations  are similar to those we consider in determining  the Insurance  Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit  interest on a new Fixed  Allocation  in an existing  Annuity at a rate not less than the rate we are then  crediting to
Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The  interest  rate we  credit  for a  Fixed  Allocation  is  subject  to a  minimum.  Please  refer  to the  Statement  of  Additional
Information.  In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
If you transfer or withdraw  Account Value from a Fixed  Allocation more than 30 days before the end of its Guarantee  Period,  we will adjust the value of your investment  based on a formula,  called a "Market Value  Adjustment" or "MVA".  The amount of any Market Value
Adjustment  can be either  positive  or  negative,  depending  on the  movement  of a  combination  of Strip  Yields  on Strips  and an
Option-adjusted  Spread  (each as defined  below)  between  the time that you  purchase  the Fixed  Allocation  and the time you make a transfer  or  withdrawal.  The  Market  Value  Adjustment  formula  compares  the  combination  of  Strip  Yields  for  Strips  and the
Option-adjusted  Spreads  as of the  date the  Guarantee  Period  began  with  the  combination  of Strip  Yields  for  Strips  and the
Option-adjusted  Spreads as of the date the MVA is being  calculated.  In certain states the amount of any Market Value  Adjustment may be limited  under state law or  regulation.  If your Annuity is governed by the laws of that state,  any Market Value  Adjustment  that applies will be subject to our rules for complying with such law or regulation.

|X|      "Strips" are a form of security where  ownership of the interest  portion of United States  Treasury  securities are separated from ownership of the underlying principal amount or corpus.
|X|      "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|      "Option-adjusted  Spread" is the difference between the yields on corporate debt securities  (adjusted to disregard options on such  securities)  and  government  debt  securities  of  comparable  duration.  We currently  use the Merrill  Lynch 1 to 10 year
     Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula
The MVA formula is applied  separately to each Fixed  Allocation to determine the Account Value of the Fixed Allocation on a particular date.  The formula is as follows:

                                                      [(1+I) / (1+J+0.0010)]N/365
                                                                where:

                  I is the Strip  Yield as of the start date of the  Guarantee  Period for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  J is the Strip Yield as of the date the MVA formula is being applied for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value.  Assume the following:
|X|      On December 31, 2000,  you allocate  $50,000 into a Fixed  Allocation  with a Guarantee  Period of 5 years (e.g.  the Maturity
         Date is December 31, 2005).
|X|      The Strip Yields for coupon Strips  beginning on December 31, 2000 and maturing on December 31, 2005 plus the  Option-adjusted
         Spread is 5.50% (I = 5.50%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw  the entire Fixed  Allocation  after  exactly  three (3)
         years, therefore 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 4.00%  (J = 4.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.041]2 = 1.027078
                                                      Interim Value = $57,881.25
                                   Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 7.00% (J = 7.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.071)]2 = 0.970345
                                                      Interim Value = $57,881.25
                                  Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity  Date" for a Fixed  Allocation  is the last day of the  Guarantee  Period.  Before the Maturity  Date,  you may choose to renew the Fixed  Allocation  for a new Guarantee  Period of the same or different  length or you may transfer all or part of that Fixed
Allocation's  Account  Value to another  Fixed  Allocation  or to one or more  Sub-accounts.  We will  notify you before the end of the
Guarantee Period about the fixed interest rates that we are currently  crediting to all Fixed  Allocations that are being offered.  The rates being  credited to Fixed  Allocations  may change  before the  Maturity  Date.  We will not charge a MVA if you choose to renew a
Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.

If you do not specify how you want a Fixed  Allocation  to be allocated on its Maturity  Date,  we will then transfer the Account Value of the  Fixed  Allocation  to the AST  Money  Market  Sub-account.  You can then  elect to  allocate  the  Account  Value to any of the
Sub-accounts or to a new Fixed Allocation.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the  accumulation  period you can access your Account Value  through  Partial  Withdrawals,  Systematic  Withdrawals,  and where required for tax purposes,  Minimum  Distributions.  You can also surrender your Annuity at any time.  There is no Contingent  Deferred
Sales  Charge  applied  upon  surrender  or partial  withdrawal.  However,  if you  surrender  your  Annuity,  we may deduct the Annual
Maintenance  Fee,  any Tax Charge that applies and the charge for any optional  benefits.  We may also apply a Market Value  Adjustment to any Fixed  Allocations  being  withdrawn or surrendered.  Unless you notify us differently,  withdrawals are taken pro-rata based on the Account Value in the investment  options at the time we receive your withdrawal  request.  Each of these types of  distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution  during the  accumulation  period is deemed to come first from any "gain" in your Annuity and second as a return of your
"tax  basis",  if any.  Distributions  from your  Annuity  are  generally  subject to  ordinary  income  taxation  on the amount of any investment  gain unless the  distribution  qualifies as a non-taxable  exchange or transfer.  If you take a  distribution  prior to the taxpayer's  age 59 1/2, you may be subject to a 10% penalty in addition to ordinary  income  taxes on any gain.  You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment.  The Code and  regulations  have  "exclusionary  rules" that we use to determine  what portion of each annuity payment  should  be  treated  as a  return  of any tax  basis  you have in the  Annuity.  Once the tax  basis in the  Annuity  has been distributed,  the  remaining  annuity  payments  are  taxable as  ordinary  income.  The tax basis in the  Annuity  may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes,  you can make a  withdrawal  during  the  accumulation  period.  We call this a  "Partial  Withdrawal."  The  amount  that you may withdraw will equal your  Surrender  Value as of the date we process the  withdrawal  request.  There is no Contingent  Deferred  Sales
Charge  applied if you surrender  your Annuity or make a partial  withdrawal.  After any Partial  Withdrawal,  your Annuity must have a
Surrender Value of at least $1,000, or we may treat the Partial  Withdrawal  request as a request to fully surrender your Annuity.  The minimum Partial Withdrawal you may request is $100.  We may apply a Market Value Adjustment to any Fixed Allocations.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To  request  the forms  necessary  to make a  withdrawal  from your  Annuity,  call  1-800-766-4530  or visit our  Internet  Website at
www.americanskandia.com.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic  Withdrawals."  You can receive  Systematic  Withdrawals of earnings only,  principal plus earnings or a flat dollar amount.

Systematic  Withdrawals can be made from Account Value allocated to the variable  investment options or Fixed  Allocations.  Generally,
Systematic  Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic  Withdrawals  begins, or payments of fixed dollar  amounts that do not exceed such  earnings.  Systematic  Withdrawals  are  available on a monthly,  quarterly, semi-annual  or annual basis.  The Account  Value of your Annuity must be at least $20,000  before we will allow you to begin a program of Systematic Withdrawals.

The minimum  amount for each  Systematic  Withdrawal  is $100.  If any  scheduled  Systematic  Withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding  vehicle for certain  retirement  plans that receive  special tax  treatment  under  Sections
401, 403(b) or 408 of the Code,  Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions  made prior to age 59 1/2if you elect to receive  distributions as a series of "substantially  equal periodic payments".  We may apply a Market Value
Adjustment  to any Fixed  Allocations.  To request a program  that  complies  with  Section  72(t),  you must  provide us with  certain required  information  in writing on a form  acceptable  to us. We may require  advance  notice to allow us to calculate  the amount of
72(t)  withdrawals.  The  Surrender  Value of your  Annuity  must be at least  $20,000  before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum  Distributions  are a type of Systematic  Withdrawal we allow to meet distribution  requirements  under Sections 401, 403(b) or
408 of the Code.  Under the Code,  you may be required to begin  receiving  periodic  amounts from your Annuity.  In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code.

The amount of the required Minimum  Distribution for your particular  situation may depend on other annuities,  savings or investments.
We will only  calculate  the amount of your required  Minimum  Distribution  based on the value of your  Annuity.  We require three (3)
days advance  written notice to calculate and process the amount of your  payments.  You may elect to have Minimum  Distributions  paid out monthly,  quarterly,  semi-annually or annually.  The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum
Distributions.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During the  accumulation  period you can  surrender  your Annuity at any time.  Upon  surrender,  you will receive the  Surrender
Value.  Upon surrender of your Annuity,  you will no longer have any rights under the Annuity.  We may apply a Market Value  Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms necessary to surrender your Annuity, call 1-800-766-4530 or visit our Internet Website at
www.americanskandia.com.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity  options  available that provide fixed annuity  payments,  variable  payments or adjustable  payments.  Fixed options  provide the same  amount with each  payment.  Variable  options  generally  provide a payment  which may  increase or decrease depending on the investment  performance of the  Sub-accounts.  However,  currently,  we also make a variable payment option that has a guarantee  feature.  Adjustable  options provide a fixed payment that is periodically  adjusted based on current  interest rates. We do not guarantee to make any annuity payment options  available in the future.  For additional  information on annuity payment options you may request a Statement of Additional Information.

When you  purchase an Annuity,  or at a later date,  you may choose an Annuity  Date,  an annuity  option and the  frequency of annuity payments.  You may change  your  choices  before the  Annuity  Date under the terms of your  contract.  A maximum  Annuity  Date may be required  by law.  The  Annuity  Date may depend on the  annuity  option you  choose.  Certain  annuity  options  may not be  available depending on the age of the Annuitant.

Certain of these annuity  options may be available to  Beneficiaries  who choose to receive the Death  Benefit  proceeds as a series of payments instead of a lump sum payment.

Option 1
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life" (as used in this section) is the person or persons upon whose life annuity  payments are based. No additional  annuity  payments are made after the death of the key life.  Since no minimum number of payments is guaranteed,  this option offers the largest amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one  payment  will be payable if the death of the key life occurs before the date the second  payment was due,  and no other  payments  nor death  benefits  would be payable.  This Option is  currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 2
Payments  Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint  lifetime of two key lives,  and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the  survivor's  death.  No minimum number of payments is  guaranteed  under this option.  It is possible that only one payment will be payable if the death of all the key lives occurs  before the date the second  payment was due, and no other  payments or death  benefits  would be payable.  This Option is currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 3
Payments for Life with a Certain  Period:  Under this option,  income is payable until the death of the key life.  However,  if the key life dies before the end of the period selected (5, 10 or 15 years),  the remaining  payments are paid to the Beneficiary until the end of such  period.  This Option is  currently  available  on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this  option,  you can request  partial or full  surrender  of the annuity and receive its then current cash value (if any)
subject to our rules.

Option 4
Fixed Payments for a Certain Period:  Under this option,  income is payable  periodically for a specified number of years. If the payee dies  before the end of the  specified  number of years,  the  remaining  payments  are paid to the  Beneficiary  until the end of such period.  Note that under this option,  payments are not based on any  assumptions of life  expectancy.  Therefore,  that portion of the
Insurance  Charge  assessed to cover the risk that key lives outlive our  expectations  provides no benefit to an Owner  selecting this option.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
Variable Payments for Life with a Cash Value:  Under this option,  benefits are payable  periodically  until the death of the key life.
Benefits may increase or decrease  depending  on the  investment  performance  of the  Sub-accounts.  This option has a cash value that also  varies  with the  investment  performance  of the  Sub-account.  The cash value  provides a "cushion"  from  volatile  investment performance so that negative  investment  performance  does not  automatically  result in a decrease in the annuity payment each month, and positive  investment  performance  does not  automatically  result in an increase in the annuity  payment  each month.  The cushion generally  "stabilizes"  monthly annuity payments.  Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
Variable  Payments for Life with a Cash Value and Guarantee:  Under this option,  benefits are payable as described in Option 5; except that,  while the key life is alive,  the annuity  payment will not be less than a guaranteed  amount,  which  generally is equal to the first annuity  payment.  We charge an additional  amount for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
If you have not provided us with your Annuity Date or annuity payment option in writing, then:
|X|      the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed annuity payments,  you will receive equal  fixed-dollar  payments  throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment  frequency you select.  Generally,  the first annuity  payment is  determined  by  multiplying  the  Account  Value,  minus any state  premium  taxes  that may apply,  by the factor determined  from our table of annuity  rates.  The table of annuity rates differs based on the type of annuity chosen and the frequency of payment  selected.  Our rates will not be less than our guaranteed  minimum rates.  These guaranteed  minimum rates are derived from the a2000  Individual  Annuity  Mortality  Table with an assumed  interest rate of 3% per annum.  Where  required by law or regulation, such  annuity  table will have  rates that do not differ  according  to the gender of the key life.  Otherwise,  the rates will  differ according to the gender of the key life.

Variable Annuity Payments
We offer three  different  types of variable  annuity  payment  options.  The first annuity  payment will be calculated  based upon the assumed  investment  return  ("AIR").  You  select the AIR  before we start to make  annuity  payments.  You will not  receive  annuity payments  until you choose an AIR.  The  remaining  annuity  payments  will  fluctuate  based on the  performance  of the  Sub-accounts relative to the AIR,  as well as,  other  factors  described  below.  The greater the AIR,  the greater the first  annuity  payment.  A higher AIR may result in smaller  potential  growth in the annuity  payments.  A lower AIR results in a lower initial annuity  payment.
Within payment options 1-3, if the Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments will be the same as the first  annuity  payment.  If the  Sub-accounts  you choose  perform  better than the AIR,  then  subsequent  annuity payments will be higher than the first. If the  Sub-accounts  you choose perform worse than the AIR, then subsequent  annuity  payments will be lower than the first annuity  payment.  Within  payment  options 5 and 6, the cash value for the Annuitant  (while alive) and a variable  period of time during which annuity  payments will be made whether or not the Annuitant is still alive are adjusted  based on the  performance of the  Sub-accounts  relative to the AIR;  however,  subsequent  annuity  payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         We calculate  each annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed under a schedule of units for each  Sub-account by the Unit Value of each  Sub-account  on the annuity  payment date. We determine the schedule of units  based on your  Account  Value  (minus any premium tax that  applies) at the time you elect to begin  receiving  annuity payments.  The schedule of units will vary based on the annuity  payment  option  selected,  the length of any certain  period
         (if  applicable),  the  Annuitant's  age and gender (if annuity  payments are due for the life of the  Annuitant) and the Unit
         Value of the Sub-accounts  you initially  selected on the Issue Date. The calculation is performed for each  Sub-account,  and the sum of the Sub-account  calculations equals the amount of your annuity payment.  Other than to fund annuity payments,  the number  of units  allocated  to each  Sub-account  will not  change  unless  you  transfer  among the  Sub-accounts  or make a withdrawal (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|      Stabilized Variable Payments (Option 5)
         This option  provides  guaranteed  payments for life, a cash value for the Annuitant  (while  alive) and a variable  period of time during which  annuity  payments  will be made  whether or not the  Annuitant  is still  alive.  We calculate  the initial annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed  under a schedule of units by the Unit
         Values  determined on the  annuitization  date. The schedule of units is established  for each  Sub-account  you choose on the annuitization  date based on the applicable  benchmark  rate,  meaning the AIR, and the annuity  factors.  The annuity factors reflect our  assumptions  regarding  the costs we expect to bear in  guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate,  the  annuitant's  attained age and gender (where  permitted).  Unlike  variable  payments
         (described  above) where each payment can vary based on Sub-account  performance,  this payment option  cushions the immediate impact of Sub-account  performance  by adjusting the length of the time during which annuity  payments will be made whether or not the Annuitant is alive while generally  maintaining a level annuity payment amount.  Sub-account  performance that exceeds a benchmark rate will generally  extend this time period,  while  Sub-account  performance  that is less than a benchmark rate will generally  shorten the period.  If the period reaches zero and the Annuitant is still alive,  Annuity Payments  continue, however,  the annuity  payment  amount will vary  depending  on  Sub-account  performance,  similar to  conventional  variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments  (described above). In addition to the  stabilization  feature,  this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance.  The AIR for this option is 3%.

The variable  annuity  payment  options are described in greater detail in a separate  prospectus  which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable  annuity payment option  available.  Adjustable  annuity  payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment amount is adjusted upward or downward  depending on the rate we are currently  crediting to annuity payments.  The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity  provides a Death Benefit  during its  accumulation  period.  If the Annuity is owned by one or more natural  persons,  the
Death  Benefit is payable  upon the first death of an Owner.  If the Annuity is owned by an entity,  the Death  Benefit is payable upon the Annuitant's  death, if there is no Contingent  Annuitant.  If a Contingent  Annuitant was designated  before the Annuitant's  death and the Annuitant  dies,  then the  Contingent  Annuitant  becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

Basic Death Benefit

The Annuity  provides a basic Death  Benefit at no  additional  charge.  The  Insurance  Charge we deduct daily from your Account Value allocated to the  Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit  guarantee under the Annuity.  The Annuity also offers two  different  optional  Death  Benefits.  Either  benefit can be  purchased  for an  additional charge.  The additional  charge is deducted to compensate  American  Skandia for providing  increased  insurance  protection  under the optional Death Benefits.  Notwithstanding  the additional  protection  provided under the optional Death Benefits,  the additional cost has the impact of reducing the net performance of the investment options.

The basic Death Benefit depends on the decedent's age on the date of death:

         If death occurs prior to the decedent's age 85:  The Death Benefit is the greater of:

|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals; and
|X|      The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

         If death occurs after the decedent's age 85 or older:  The Death Benefit is your Account Value.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented when  withdrawn.  For example,  a withdrawal of 50% of Account  Value would be  considered as a 50% reduction in Purchase  Payments for the purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

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Between  January 17, 2002 and November  15, 2002,  in those  jurisdictions  where we received  regulatory  approval,  American  Skandia offered the following  optional Death  Benefits.  For Annuity Owners who purchased  either of these Optional Death Benefits  during the applicable  period,  the optional  Death  Benefits will be calculated  as described  below.  These  optional  Death  Benefits were only offered and must have been elected at the time you purchased your Annuity.
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You can  purchase  either of two  optional  Death  Benefits  with your  Annuity to provide an  enhanced  level of  protection  for your beneficiaries.

NOTE:  You may not elect the Enhanced Beneficiary Protection Optional Death Benefit if you have elected any other Optional Death
Benefit.

Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide  additional  amounts to your  Beneficiary that may be used to offset  federal and state taxes  payable on any  taxable  gains in your  Annuity at the time of your  death.  Whether  this  benefit is appropriate for you may depend on your  particular  circumstances,  including  other financial  resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in  addition  to the basic  Death
Benefit.  If the  Annuity  has one Owner,  the Owner must be age 75 or less at the time the  benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

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The Enhanced  Beneficiary  Protection  Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval.  Certain terms and conditions  may differ between  jurisdictions  once  approved.  Please refer to the section  entitled "Tax
Considerations" for a discussion of special tax considerations for purchasers of this benefit.
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Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above

     PLUS

2.       50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

"Proportional  withdrawals"  are determined by calculating the percentage of the Account Value that each prior  withdrawal  represented when withdrawn.

"Death Benefit  Amount"  includes your Account Value and any amounts added to your Account Value under the basic Death Benefit when the
Death  Benefit is  calculated.  Under the basic Death  Benefit,  amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

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The Enhanced  Beneficiary  Protection  Optional  Death Benefit is subject to a maximum of 50% of all Purchase  Payments  applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
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See Appendix C for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Guaranteed Minimum Death Benefit
If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased.  If the Annuity has joint Owners, the oldest Owner must be age 80 or less.  If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest of either joint Owner or the Annuitant, if entity owned.

|X|      The  Highest  Anniversary  Value  equals the  highest of all  previous  "Anniversary  Values" on or before the  earlier of the
     Owner's date of death and the "Death Benefit Target Date".

|X|      The Anniversary  Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase  Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

|X|      A  Proportional  Reduction is a reduction to the value being measured  caused by a withdrawal,  equaling the percentage of the withdrawal as compared to the Account Value as of the date of the  withdrawal.  For example,  if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction),  we will reduce both your Anniversary  Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the  Sub-accounts  plus the Interim Value of any Fixed  Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
2.       the sum of all Purchase  Payments minus the sum of all Proportional  Reductions,  each increasing daily until the Owner's date of death at a rate of 5.0%,  subject to a limit of 200% of the  difference  between the sum of all Purchase  Payments and the sum of all withdrawals as of the Owner's date of death; and
3.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the  Account  Value as of the date we  receive in writing  "due  proof of death" (an MVA may be  applicable  to amounts in any
              Fixed Allocations); and
2.       the greater of Item 2 & 3 above on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all
              Proportional Reductions since the Death Benefit Target Date.

See Appendix C for examples of how the Guaranteed Minimum Death Benefit is calculated.

Annuities with joint Owners
For Annuities  with Joint Owners,  the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to  determine  the Death  Benefit  Target Date.  NOTE:  If you and your spouse own the Annuity  jointly,  we will pay the Death
Benefit to the  Beneficiary.  If the sole primary  Beneficiary is the surviving  spouse,  then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefit is  calculated  as shown above except that the age of the  Annuitant is used to determine  the  Death  Benefit  Target  Date.  Payment  of the Death  Benefit  is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection  Optional Death Benefit and the  Guaranteed  Minimum Death Benefit at any time.
Upon  termination,  you will be required to pay a pro-rata  portion of the annual charge for the benefit.  Both optional Death Benefits will  terminate  automatically  on the Annuity Date. We may also  terminate any optional  Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge  from your  Account  Value if you  elect to  purchase  either  optional  Death  Benefit.  The  Enhanced  Beneficiary
Protection  Death  Benefit  costs 0.25% of Account  Value.  The  Guaranteed  Minimum  Death  Benefit  costs 0.30% of the current  Death
Benefit.  The charges for these death  benefits are deducted in arrears each Annuity  Year.  No charge  applies after the Annuity Date.
We deduct the charge:

1.       on each anniversary of the Issue Date;
2.       when Account Value is transferred to our general account prior to the Annuity Date;
3.
         if you surrender your Annuity; and
4.       if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only).

If you surrender the Annuity,  elect to begin receiving  annuity  payments or terminate the benefit on a date other than an anniversary of the Issue  Date,  the charge will be  prorated.  During the first year after the Issue  Date,  the charge will be prorated  from the
Issue Date.  In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first  deduct the amount of the charge  pro-rata  from the Account  Value in the  variable  investment  options.  We only deduct the charge pro-rata from the Fixed  Allocations to the extent there is  insufficient  Account Value in the variable  investment  options to pay the charge.  If your Annuity's  Account Value is  insufficient  to pay the charge,  we may deduct your remaining  Account Value and terminate  your  Annuity.  We will  notify  you if your  Account  Value is  insufficient  to pay the  charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary
Except in the case of a spousal Beneficiary, in the event of your death, the death benefit must be distributed:
|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series  of  annuity  payments  not  extending  beyond  the life  expectancy  of the  Beneficiary  or over the life of the
         Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an election  prior to death benefit  proceeds  becoming due, a Beneficiary  can elect to receive the Death Benefit proceeds as a series of fixed annuity  payments  (annuity  payment options 1-4) or as a series of variable  annuity  payments  (annuity payment options 1-3 or 5 and 6).  See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your  spouse as your  Beneficiary.  If you and your  spouse  own the  Annuity  jointly,  we assume  that the sole  primary
Beneficiary  will be the surviving  spouse unless you elect an  alternative  Beneficiary  designation.  Unless you elect an alternative
Beneficiary  designation,  the spouse  Beneficiary  may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit payment.  Any Death Benefit  (including any optional Death  Benefits) that would have been payable to the  Beneficiary  will become the new Account  Value as of the date we receive due proof of death and any required  proof of a spousal  relationship.  As of the date the assumption is  effective,  the  surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new  purchaser of the same  attained  age. For purposes of  determining  any future Death  Benefit for the  surviving  spouse,  the new
Account  Value will be  considered  as the initial  Purchase  Payment.  Any  additional  Purchase  Payments  applied after the date the assumption is effective will be subject to all provisions of the Annuity.

See the section  entitled  "Managing  Your  Annuity - Spousal  Contingent  Annuitant"  for a discussion  of the  treatment of a spousal
Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

IRA Beneficiary Continuation Option
The Code  provides  for  alternative  death  benefit  payment  options  when an Annuity is used as an IRA,  403(b) or other  "qualified investment"  that requires  Minimum  Distributions.  Upon the Owner's death under an IRA,  403(b) or other  "qualified  investment",  a
Beneficiary may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of receiving the death  benefit in a single  payment.  The available  payment  options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

|X|      If death occurs before the date Minimum  Distributions  must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death,  or over the life or life  expectancy of the designated  Beneficiary (as long as  payments  begin  by  December  31st of the  year  following  the  year  of  death).  However,  if the  spouse  is the
         Beneficiary,  the Death Benefit can be paid out over the life or life  expectancy  of the spouse with such payments  beginning no earlier  than  December  31st of the year  following  the year of death or December  31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

|X|      If death occurs after the date Minimum  Distributions  must begin under the Code,  the Death Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary  has the  flexibility to take out more each year than required under the Minimum  Distribution  rules.  Until  withdrawn, amounts in an IRA,  403(b) or other  "qualified  investment"  continue  to be tax  deferred.  Amounts  withdrawn  each year,  including amounts  that are  required  to be  withdrawn  under the Minimum  Distribution  rules,  are  subject to tax.  You may wish to consult a professional  tax  advisor for tax advice as to your  particular  situation.  See the  section  entitled  "How are  Distributions  From
Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2."

Upon election of this IRA Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
|X|      the Account Value will be equal to any Death Benefit  (including  any optional  Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
|X|      the Beneficiary may request  transfers among  Sub-accounts,  subject to the same limitations and restrictions  that applied to the Owner.  NOTE: The Sub-accounts offered under the IRA Beneficiary Continuation option may be limited.
|X|      no additional Purchase Payments can be applied to the Annuity.
|X|      the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
|X|      the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time.
|X|      upon the death of the  Beneficiary,  any  remaining  Account  Value will be paid in a lump sum to the  person(s)  named by the
              Beneficiary.
|X|      all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

Please contact  American  Skandia for additional  information on the  availability,  restrictions  and limitations that will apply to a
Beneficiary under the IRA Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes, there are exceptions  that apply no matter how your Death Benefit is calculated.  There are exceptions to the Death Benefit if the decedent  was not the Owner or Annuitant  as of the Issue Date and did not become the Owner or  Annuitant  due to the prior  Owner's or
Annuitant's  death.  Any Death Benefit  (including  either optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant.  After the two-year  suspension period is completed,  the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death",  any  instructions we require to determine the method of payment and any other  written  representations  we require to determine  the proper  payment of the Death Benefit to all
Beneficiaries.  "Due proof of death" may include a certified  copy of a death  certificate,  a certified copy of a decree of a court of competent  jurisdiction as to the finding of death or other  satisfactory  proof of death.  Upon our receipt of "due proof of death" we automatically  transfer  the Death  Benefit to the AST Money Market  Sub-account  until we further  determine  the universe of eligible
Beneficiaries.  Once the universe of eligible  Beneficiaries  has been  determined  each eligible  Beneficiary  may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

Each  Beneficiary  must make an election as to the method they wish to receive their portion of the Death  Benefit.  Absent an election of a Death Benefit payment  method,  no Death Benefit can be paid to the  Beneficiary.  We may require  written  acknowledgment  of all named  Beneficiaries  before we can pay the Death  Benefit.  During the period  from the date of death  until we receive  all  required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the  accumulation  period,  the Annuity has an Account Value.  The Account Value is determined  separately for each  Sub-account allocation and for each Fixed  Allocation.  The Account Value is the sum of the values of each Sub-account  allocation and the value of each Fixed  Allocation.  When  determining  the Account Value on any day other than a Fixed  Allocation's  Maturity  Date,  the Account
Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value  available to you on any day during the  accumulation  period.  The Surrender Value is equal to your Account Value minus the Annual  Maintenance Fee and the charge for any optional  benefits.  The Surrender Value will also include any Market Value Adjustment that may apply.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account,  you are purchasing units of the Sub-account.  Each Sub-account  invests  exclusively in shares of an underlying  Portfolio.  The value of the Units  fluctuates with the market  fluctuations  of the Portfolios.  The value of the Units also  reflects the daily accrual for the Insurance  Charge and if you elected one or more optional  benefits  whose annual charge is  deducted  daily,  the  additional  charge  made for such  benefits.  There may be  several  different  Unit  Prices for each
Sub-account  to reflect the  Insurance  Charge and the charges for any  optional  benefits.  The Unit Price for the Units you  purchase will be based on the total  charges for the benefits  that apply to your Annuity.  See the section  entitled  "What Happens to My Units
When There is a Change in Daily  Asset-Based  Charges?"  for a detailed  discussion  of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each  Valuation  Day,  we  determine  the price for a Unit of each  Sub-account,  called the "Unit  Price."  The Unit Price is used for determining  the  value of  transactions  involving  Units of the  Sub-accounts.  We  determine  the  number of Units  involved  in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a  Sub-account.  On the Valuation  Day you make the  allocation,  the Unit Price is $14.83.  Your $5,000 buys 337.154 Units of the  Sub-account.  Assume that later,  you wish to transfer $3,000 of your Account Value out of that  Sub-account and into  another  Sub-account.  On the  Valuation  Day you  request  the  transfer,  the Unit Price of the  original  Sub-account  has increased to $16.79.  To transfer  $3,000,  we sell 178.677  Units at the current Unit Price,  leaving you 158.477  Units.  We then buy
$3,000 of Units of the new Sub-account at the Unit Price of $17.83.  You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the initial value  allocated to a Fixed  Allocation plus all interest  credited to a Fixed  Allocation as of the date  calculated.  The
Interim  Value does not include the impact of any Market  Value  Adjustment.  If you made any  transfers  or  withdrawals  from a Fixed
Allocation,  the Interim  Value will reflect the  withdrawal of those  amounts and any interest  credited to those amounts  before they were  withdrawn.  To  determine  the Account  Value of a Fixed  Allocation  on any day other than its  Maturity  Date,  we multiply the
Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American  Skandia is generally open to process  financial  transactions  on those days that the New York Stock Exchange  (NYSE) is open for trading.  There may be  circumstances  where the NYSE does not open on a regularly  scheduled  date or time or closes at an earlier time  than  scheduled  (normally  4:00 p.m.  EST).  Financial  transactions  requested  before  the  close of the NYSE  which  meet our requirements  will be  processed  according  to the value next  determined  following  the close of  business.  Financial  transactions requested  on a  non-business  day or after the close of the NYSE  will be  processed  based on the  value  next  computed  on the next business day. There may be  circumstances  when the opening or closing time of the NYSE is different than other major stock  exchanges, such as NASDAQ or the American Stock  Exchange.  Under such  circumstances,  the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances where the NYSE is open, however,  due to inclement weather,  natural disaster or other circumstances  beyond our control,  our offices may be closed or our business  processing  capabilities may be restricted.  Under those  circumstances,  your
Account  Value may  fluctuate  based on  changes in the Unit  Values,  but you may not be able to  transfer  Account  Value,  or make a purchase or redemption request.

The NYSE is closed on the following  nationally  recognized  holidays:  New Year's Day, Martin Luther King, Jr. Day,  Presidents'  Day,
Good Friday,  Memorial  Day,  Independence  Day,  Labor Day,  Thanksgiving,  and  Christmas.  On those  dates,  we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an emergency exists making redemption or valuation of securities held in the separate account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial Purchase  Payments:  We are required to allocate your initial  Purchase  Payment to the Sub-accounts  within two (2) days after we receive all of our  requirements  to issue the  Annuity.  If we do not have all the required  information  to allow us to issue your
Annuity,  we may retain the Purchase Payment while we try to reach you or your  representative  to obtain all of our  requirements.  If we are unable to obtain all of our required  information  within five (5) days,  we are required to return the Purchase  Payment to you at that time,  unless you  specifically  consent to our retaining the Purchase Payment while we gather the required  information.  Once we obtain the required  information,  we will invest the Purchase Payment and issue the Annuity within two (2) days.  During any period that we are trying to obtain the required information, your money is not invested.

Additional  Purchase  Payments:  We will apply any  additional  Purchase  Payments on the  Valuation  Day that we receive the  Purchase
Payment with satisfactory allocation instructions.

Scheduled  Transactions:  "Scheduled"  transactions include transfers under a Dollar Cost Averaging,  rebalancing,  or asset allocation program,  Systematic  Withdrawals,  Minimum  Distributions or annuity payments.  Scheduled  transactions are processed and valued as of the date they are  scheduled,  unless the scheduled day is not a Valuation  Day. In that case,  the  transaction  will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled  Transactions:  "Unscheduled"  transactions include any other non-scheduled  transfers and requests for Partial Withdrawals or  Surrenders.  Unscheduled  transactions  are  processed  and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Death  Benefits:  Death Benefit  claims require our review and  evaluation  before  processing.  We price such  transactions  as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

Transactions in ProFunds VP Sub-accounts:  Generally,  purchase or redemption  orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current  Valuation Day.  However,  any purchase or redemption order or transfer request  involving the ProFunds VP  Sub-accounts  must be received by us no later than one hour prior to any  announced  closing of the applicable  securities  exchange  (generally,  3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such  financial  transactions  involving  a ProFunds VP  Sub-account  will be  extended  to1/2hour prior to any  announced  closing
(generally,   3:30  p.m.  Eastern  time)  for  transactions  submitted  electronically  through  American  Skandia's  Internet  website
(www.americanskandia.com).  You cannot  request a transaction  involving  the  purchase,  redemption or transfer of Units in one of the
ProFunds VP  Sub-accounts  between the applicable  "cut-off" time and 4:00 p.m.  Transactions  received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination of Optional Benefit:  If you terminate the Guaranteed  Return Option program,  we will no longer deduct the charge we apply to purchase the optional  benefit.  On the date the charge no longer  applies,  your Annuity will become  subject to a different  daily asset-based  charge.  We will process a transaction  where your Account Value  allocated to the  Sub-accounts  will be used to purchase new Units of the  Sub-accounts  that reflect the Insurance  Charge,  but not the charge for the optional  program that you  terminated.
The number of Units  attributed  to your  Annuity will be decreased  and the Unit Price of each unit of the  Sub-accounts  in which you invested  will be increased.  The  adjustment  in the number of Units and Unit Price will not affect your Account  Value.  Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge.

TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?
Following  is a brief  summary of some of the Federal tax  considerations  relating to this  Annuity.  However,  since the tax laws are complex and tax  consequences are affected by your individual  circumstances,  this summary of our  interpretation  of the relevant tax laws is not intended to be fully  comprehensive  nor is it intended as tax advice.  Therefore,  you may wish to consult a  professional tax advisor for tax advice as to your particular situation.

HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?
The Separate  Accounts are taxed as part of American  Skandia.  American  Skandia is taxed as a life  insurance  company  under Part I, subchapter L of the Code.  No taxes are due on interest,  dividends and  short-term  or long-term  capital gains earned by the Separate
Accounts with respect to the Annuities.

IN GENERAL, HOW ARE ANNUITIES TAXED?
Section 72 of the Code governs the taxation of annuities in general.  Taxation of the Annuity will depend in large part on:

1.       whether the Annuity is used by:
|X|      a qualified  pension plan,  profit sharing plan or other retirement  arrangement that is eligible for special  treatment under the Code (for purposes of this discussion, a "Qualified Contract"); or
|X|      an individual or a corporation, trust or partnership (a "Non-qualified Contract"); and

2.       whether the Owner is:
|X|      an individual person or persons; or
|X|      an entity including a corporation, trust or partnership.

Individual  Ownership:  If one or more  individuals own an Annuity,  the Owner of the Annuity is generally not taxed on any increase in the  value of the  Annuity  until an  amount is  received  (a  "distribution").  This is  commonly  referred  to as "tax  deferral".  A distribution  can be in the form of a lump sum payment  including  payment of a Death Benefit,  or in annuity payments under one of the annuity payment options.  Certain other transactions may qualify as a distribution and be subject to taxation.

Entity  Ownership:  If the  Annuity is owned by an entity and is not a Qualified  Contract,  generally  the Owner of the  Annuity  must currently  include any increase in the value of the Annuity during a tax year in its gross income.  An exception from current  taxation applies for annuities  held by an employer with respect to a terminated  tax-qualified  retirement  plan, a trust holding an annuity as an agent for a natural person,  or by a decedent's  estate by reason of the death of the decedent.  A tax-exempt entity for Federal tax purposes may not be subject to income tax as a result of this provision.

HOW ARE DISTRIBUTIONS TAXED?
Distributions from an Annuity are taxed as ordinary income and not as capital gains.

Distributions  Before  Annuitization:  Distributions  received before annuity payments begin are generally treated as coming first from
"income on the contract" and then as a return of the  "investment  in the  contract".  The amount of any  distribution  that is treated as receipt of "income on the  contract" is  includible  in the  taxpayer's  gross  income and taxable in the year it is  received.  The amount of any distribution treated as a return of the "investment in the contract" is not includible in gross income.

|X|      "Income on the contract" is calculated by  subtracting  the taxpayer's  "investment in the contract" from the aggregate  value of all "related contracts" (discussed below).
|X|      "Investment  in the  contract"  is  equal  to  total  purchase  payments  for  all  "related  contracts"  minus  any  previous distributions  or  portions  of such  distributions  from such  "related  contracts"  that were not  includible  in gross  income.
     "Investment  in the contract" may be affected by whether an annuity or any "related  contract" was purchased as part of a tax-free exchange of life insurance,  endowment,  or annuity contracts under Section 1035 of the Code. The "investment in the contract" for a Qualified Contract will be considered zero for tax reporting purposes.

Distributions  After  Annuitization:  A portion of each  annuity  payment  received  on or after the  Annuity  Date will  generally  be taxable.  The taxable  portion of each annuity  payment is determined by a formula which  establishes the ratio that the "investment in the contract"  bears to the total value of annuity  payments to be made.  This is called the  "exclusion  ratio." The investment in the contract is excluded from gross income.  Any portion of an annuity  payment  received that exceeds the exclusion ratio will be entirely includible in gross income.  The formula for  determining  the exclusion  ratio differs  between fixed and variable  annuity  payments.
When annuity  payments  cease because of the death of the person upon whose life  payments are based and, as of the date of death,  the amount of annuity  payments  excluded from taxable income by the exclusion ratio does not exceed the "investment in the contract," then the remaining portion of unrecovered investment may be allowed as a deduction on the decedent's final income tax return.

Penalty  Tax on  Distributions:  Generally,  any  distribution  from an  annuity  not used in  conjunction  with a  Qualified  Contract
(Qualified  Contracts  are  discussed  below) is  subject to a penalty  equal to 10% of the amount  includible  in gross  income.  This penalty does not apply to certain distributions, including:
|X|      Distributions made on or after the taxpayer has attained age 591/2;
|X|      Distributions made on or after the death of the contract owner, or, if the owner is an entity, the death of the annuitant;
|X|      Distributions attributable to the taxpayer's becoming disabled within the meaning of Code section 72(m)(7);
|X|      Distributions  which are part of a series of  substantially  equal periodic  payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer's designated beneficiary;
|X|      Distributions of amounts which are treated as "investments in the contract" made prior to August 14, 1982;
|X|      Payments under an immediate annuity as defined in the Code;
|X|      Distributions under a qualified funding asset under Code Section 130(d); or
|X|      Distributions  from an annuity  purchased by an employer on the  termination  of a qualified  pension plan that is held by the employer until the employee separates from service.

Special  rules  applicable to "related  contracts":  Contracts  issued by the same insurer to the same  contract  owner within the same calendar year (other than certain contracts owned in connection with a tax-qualified  retirement  arrangement) are to be treated as one annuity  contract  when  determining  the  taxation of  distributions  before  annuitization.  We refer to these  contracts as "related contracts."  In  situations  involving  related  contracts we believe that the values under such  contracts  and the  investment in the contracts will be added together to determine the proper taxation of a distribution  from any one contract  described under the section
"Distributions before  Annuitization."  Generally,  distributions will be treated as coming first from income on the contract until all of the income on all such  related  contracts is  withdrawn,  and then as a return of the  investment  in the  contract.  There is some uncertainty  regarding the manner in which the Internal  Revenue  Service would view related  contracts  when one or more contracts are immediate  annuities or are contracts that have been annuitized.  The Internal Revenue Service has not issued guidance  clarifying this issue as of the date of this Prospectus.  You are particularly cautioned to seek advice from your own tax advisor on this matter.

Special concerns regarding  "substantially equal periodic payments":  (also known as "72(t)" or "72(q)" distributions) Any modification to a program of distributions  which are part of a series of substantially  equal periodic  payments that occur before the later of the taxpayer  reaching age 59 1/2or five (5) years from the first of such  payments will result in the  requirement  to pay the 10% premature distribution  penalty that would have been due had the payments  been treated as subject to the 10% premature  distribution  penalty in the years received,  plus interest.  This does not apply when the  modification is by reason of death or disability.  American  Skandia does not currently support a section 72(q) program.

Special concerns  regarding  immediate  annuities:  The Internal Revenue Service has ruled that the immediate  annuity exception to the
10% penalty  described above under "Penalty Tax on Distributions"  for  "non-qualified"  immediate  annuities as defined under the Code may not apply to annuity payments under a contract  recognized as an immediate  annuity under state insurance law obtained  pursuant to an exchange of a contract if: (a) purchase  payments for the  exchanged  contract were  contributed  or deemed to be  contributed  more than one year prior to the annuity  starting  date under the  immediate  annuity;  and (b) the  annuity  payments  under the  immediate annuity do not meet the requirements of any other exception to the 10% penalty.

Special rules in relation to tax-free  exchanges under Section 1035:  Section 1035 of the Code permits certain tax-free  exchanges of a life  insurance,  annuity or  endowment  contract  for an annuity.  If an annuity is  purchased  through a tax-free  exchange of a life insurance,  annuity or endowment  contract that was purchased  prior to August 14, 1982, then any  distributions  other than as annuity payments will be considered to come:
|X|      First, from the amount of "investment in the contract" made prior to August 14, 1982 and exchanged into the annuity;
|X|      Then,  from any  "income on the  contract"  that is  attributable  to the  purchase  payments  made  prior to August 14,  1982
       (including income on such original purchase payments after the exchange);
|X|      Then, from any remaining "income on the contract"; and
|X|      Lastly, from the amount of any "investment in the contract" made after August 13, 1982.

Therefore,  to the extent a  distribution  is equal to or less than the  remaining  investment in the contract made prior to August 14,
1982,  such  amounts are not  included  in taxable  income.  Further,  distributions  received  that are  considered  to be a return of investment on the contract from purchase  payments  made prior to August 14, 1982,  such  distributions  are not subject to the 10% tax penalty.  In all other respects,  the general  provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

Partial  surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts,  therefore avoiding current taxation of any gains in the  contract as well as the 10% IRS tax penalty on pre-age 59 1/2withdrawals.  The IRS has  reserved the right to treat transactions it considers  abusive as ineligible for this favorable partial 1035 exchange  treatment.  We do not know what transactions may be  considered  abusive.  For example,  we do not know how the IRS may view early  withdrawals  or  annuitizations  after a partial exchange.  As of the date of this  prospectus,  we will  treat a partial  surrender  of this type  involving  a  non-qualified  annuity contract as a "tax-free"  exchange for future tax  reporting  purposes,  except to the extent that we, as a reporting  and  withholding agent,  believe that we would be expected to deem the transaction to be abusive.  However,  some insurance  companies may not recognize these partial  surrenders as tax-free  exchanges and may report them as taxable  distributions to the extent of any gain distributed as well as  subjecting  the taxable  portion of the  distribution  to the 10% IRS early  distribution  penalty.  We  strongly  urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

There is no guidance from the Internal  Revenue  Service as to whether a partial  exchange from a life  insurance  contract is eligible for  non-recognition  treatment  under  Section 1035 of the Code. We will  continue to report a partial  surrender of a life  insurance policy as subject to current  taxation to the extent of any gain. In addition,  please be cautioned that no specific  guidance has been provided as to the impact of such a transaction on the remaining life insurance  policy,  particularly as to the subsequent  methods to be used to test for compliance  under the Code for both the  definition of life  insurance and the  definition of a modified  endowment contract.

Special  Considerations  for  Purchasers  of the  Enhanced  Beneficiary  Protection  Optional  Death  Benefit:  As of the  date of this
Prospectus,  it is our understanding  that the charges related to the optional Death Benefit are not subject to current taxation and we will not report them as such.  However,  the IRS could take the position  that these charges  should be treated as partial  withdrawals subject  to  current  taxation  to the extent of any gain and,  if  applicable,  the 10% tax  penalty.  We reserve  the right to report charges for the optional Death Benefit as partial  withdrawals if we, as a reporting and  withholding  agent,  believe that we would be expected to report them as such.

WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?
An annuity may be suitable as a funding  vehicle for various  types of  tax-qualified  retirement  plans.  We have  provided  summaries below of the types of tax-qualified  retirement plans with which we may issue an Annuity.  These summaries provide general  information about the tax rules and are not  intended to be complete  discussions.  The tax rules  regarding  qualified  plans are  complex.  These rules may include  limitations on contributions and restrictions on distributions,  including  additional taxation of distributions and additional  penalties.  The terms and conditions of the  tax-qualified  retirement plan may impose other  limitations and  restrictions that are in addition to the terms of the  Annuity.  The  application  of these rules  depends on  individual  facts and  circumstances.
Before  purchasing an Annuity for use in a qualified  plan,  you should obtain  competent tax advice,  both as to the tax treatment and suitability  of such an  investment.  American  Skandia  does not offer all of its  annuities  to all of these  types of  tax-qualified retirement plans.

Economic  Growth and Tax Relief  Reconciliation  Act  (EGTRRA):  Certain  states do not conform to the pension  provisions  included in
EGTRRA.  We  recommend  that you  consult  with your tax advisor to  determine  the status of your  state's  statutes as they relate to
EGTRRA and your tax qualified retirement plan.

Corporate  Pension  and  Profit-sharing  Plans:  Annuities  may be used to fund  employee  benefits  of various  corporate  pension and profit-sharing  plans  established by corporate  employers under Section 401(a) of the Code including  401(k) plans.  Contributions  to such plans are not taxable to the employee  until  distributions  are made from the retirement  plan.  The Code imposes  limitations on the  amount  that may be  contributed  and the  timing of  distributions.  The tax  treatment  of  distributions  is subject to special provisions of the Code,  and also depends on the design of the specific  retirement  plan.  There are also special  requirements  as to participation, nondiscrimination, vesting and nonforfeitability of interests.

H.R.  10 Plans:  Annuities  may also be used to fund  benefits  of  retirement  plans  established  by  self-employed  individuals  for themselves  and their  employees.  These are commonly  known as "H.R.  10 Plans" or "Keogh  Plans".  These plans are subject to most of the same types of limitations and requirements as retirement  plans  established by corporations.  However,  the exact  limitations and requirements may differ from those for corporate plans.

Tax Sheltered  Annuities:  Under Section 403(b) of the Code, a tax sheltered annuity ("TSA") is a contract into which contributions may be made by certain  qualifying  employers  such as public schools and certain  charitable,  educational  and  scientific  organizations specified  in Section  501(c)(3)  for the  benefit of their  employees.  Such  contributions  are not  taxable  to the  employee  until distributions  are made from the TSA.  The Code  imposes  limits  on  contributions,  transfers  and  distributions.  Nondiscrimination requirements also apply.

Section 457 Plans:  Under Section 457 of the Code,  deferred  compensation  plans  established  by  governmental  and certain other tax exempt employers for their employees may invest in annuity  contracts.  The Code limits  contributions and  distributions,  and imposes eligibility  requirements as well.  Contributions  are not taxable to employees until distributed from the plan.  However,  plan assets remain the  property of the  employer  and are subject to the claims of the  employer's  general  creditors  until such assets are made available to participants or their beneficiaries.

Individual  Retirement  Arrangements  or "IRAs":  Section  408 of the Code  allows  eligible  individuals  to  maintain  an  individual retirement  account or individual  retirement  annuity ("IRA").  IRAs are subject to limitations on the amount that may be contributed, the  contributions  that may be deducted  from  taxable  income,  the persons who may be eligible to establish an IRA and the time when distributions  must  commence.  Further,  an Annuity may be  established  with  "roll-over"  distributions  from certain  tax-qualified retirement plans and maintain the tax-deferred status of these amounts.

Roth  IRAs:  A form of IRA is also  available  called  a "Roth  IRA".  Contributions  to a Roth  IRA are not tax  deductible.  However, distributions  from a Roth IRA are free from  Federal  income  taxes and are not  subject to the 10%  penalty tax if five (5) tax years have passed since the first  contribution  was made or any conversion from a traditional IRA was made and the  distribution is made (a)
once the taxpayer is age 59 1/2or older,  (b) upon the death or disability of the taxpayer,  or (c) for qualified  first-time  home buyer expenses,  subject to certain  limitations.  Distributions  from a Roth IRA that are not  "qualified" as described above may be subject to Federal income and penalty taxes.

Purchasers  of IRAs  and  Roth  IRAs  will  receive  a  special  disclosure  document,  which  describes  limitations  on  eligibility, contributions,  transferability  and distributions.  It also describes the conditions under which distributions from IRAs and qualified plans may be rolled over or transferred into an IRA or another  qualified plan, on a tax-deferred  basis and the conditions under which distributions from traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into, a Roth IRA.

SEP IRAs:  Eligible  employers  that  meet  specified  criteria  may  establish  Simplified  Employee  Pensions  or SEP IRAs.  Employer
contributions  that may be made to employee  SEP IRAs are larger than the amounts  that may be  contributed  to other IRAs,  and may be deductible to the employer.

HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?
Distributions  from  Qualified  Contracts  are  generally  taxed under  Section 72 of the Code.  Under these  rules,  a portion of each distribution  may be  excludable  from income.  The  excludable  amount is the  proportion  of a  distribution  representing  after-tax contributions.  Generally,  a 10% penalty tax applies to the taxable portion of a distribution from a Qualified  Contract made prior to age 59 1/2.  However, the 10% penalty tax does not apply when the distribution:
|X|      is part of a properly executed transfer to another IRA or another eligible qualified account;
|X|      is subsequent to the death or  disability  of the taxpayer (for this purpose  disability is as defined in Section  72(m)(7) of the Code);
|X|      is part of a series of substantially  equal periodic  payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary;
|X|      is subsequent to a separation from service after the taxpayer attains age 55*;
|X|      does not exceed the employee's allowable deduction in that tax year for medical care;
|X|      is made to an alternate payee pursuant to a qualified domestic relations order*;
|X|      is made pursuant to an IRS levy;
|X|      is made to pay qualified acquisition costs for a first time home purchase (IRA only);
|X|      is made to pay qualified higher education expenses (IRA only); and
|X|      is not more than the cost of your medical insurance (IRA only).

The exceptions above which are followed by an asterisk (*) do not apply to IRAs.  Certain other exceptions may be available.

Minimum  Distributions  after age 70 1/2: A participant's  interest in a Qualified Contract must generally be distributed,  or begin to be distributed, by the "required beginning date".  This is April 1st of the calendar year following the later of:
|X|      the calendar year in which the individual attains age 70 1/2; or
|X|      the calendar year in which the individual  retires from service with the employer  sponsoring the plan. The retirement  option is not available to IRAs.

The IRS has released Treasury  regulations  containing new Minimum Distribution rules. For Minimum  Distributions  required in 2003 and later,  individuals  are required to use the rules under the 2002 Final  Regulations.  The 2002 Final  Regulations  contain a provision which  could  increase  the amount of  minimum  distributions  required  for  certain  individuals.  Under the 2002 Final  Regulations, individuals  are required to include in their annuity  contract  value the actuarial  value of any other benefits that will be provided under the annuity.  We and other annuity  providers are currently  seeking  clarification of this new rule. You should consult your tax adviser to determine the impact of this rule on your Minimum Distributions.

Under the new Minimum  Distribution  rules, a uniform life expectancy  table will be utilized by all  participants  except those with a spouse who is more than ten (10) years younger than the  participant.  In that case,  the new rules permit the  participant  to utilize the  actual  life  expectancies  of the  participant  and the  spouse.  In most  cases,  the  beneficiary  may be  changed  during  the participant's  lifetime with no affect on the Minimum  Distributions.  At death, the designated  Beneficiary may generally take Minimum
Distributions over his/her life expectancy or in a lump sum.

If the amount  distributed is less than the minimum required  distribution for the year, the participant is subject to a 50% tax on the amount  that was not  properly  distributed.  Because of the many  recent  changes  to the  Minimum  Distribution  rules,  we  strongly encourage you to consult with your tax advisor for more detailed information.

GENERAL TAX CONSIDERATIONS

Diversification:  Section 817(h) of the Code provides that a variable annuity  contract,  in order to qualify as an annuity,  must have an "adequately  diversified"  segregated  asset account  (including  investments  in a mutual fund by the  segregated  asset account of insurance  companies).  If the  diversification  requirements  under the Code are not met and the annuity is not treated as an annuity, the taxpayer  will be subject to income tax on the annual gain in the contract.  The Treasury  Department's  regulations  prescribe the diversification  requirements for variable annuity contracts.  We expect the underlying mutual fund portfolios to comply with the terms of these regulations.

Transfers Between Investment  Options:  Transfers between investment options are not subject to taxation.  The Treasury  Department may promulgate  guidelines  under which a variable  annuity will not be treated as an annuity for tax  purposes if persons  with  ownership rights have  excessive  control over the  investments  underlying  such variable  annuity.  Such  guidelines may or may not address the number of investment options or the number of transfers between  investment  options offered under a variable annuity.  It is not known whether such  guidelines,  if in fact  promulgated,  would have  retroactive  effect.  It is also not known what effect,  if any,  such guidelines may have on transfers  between the investment  options of the Annuity offered pursuant to this Prospectus.  We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated.

Federal Income Tax  Withholding:  Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is  includible  in the gross  income of the  recipient.  Amounts  to be  withheld  depend  upon the  nature of the  distribution.
However,  under most  circumstances  a  recipient  may elect not to have income  taxes  withheld  or have  income  taxes  withheld at a different rate by filing a completed election form with us.

Certain distributions,  known as eligible rollover  distributions,  from Qualified Contracts,  are subject to automatic 20% withholding for Federal income taxes.  The following distributions are not eligible rollover distributions and not subject to 20% withholding:
|X|      any portion of a distribution paid as a Minimum Distribution;
|X|      direct transfers to the trustee of another retirement plan;
|X|      distributions from an individual retirement account or individual retirement annuity;
|X|      distributions  made as  substantially  equal  periodic  payments for the life or life  expectancy  of the  participant  in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan;
|X|      distributions that are part of a series of substantial periodic payments pursuant to Section 72(q) or 72(t) of the Code; and
|X|      certain other distributions where automatic 20% withholding may not apply.

Loans,  Assignments and Pledges:  Any amount received directly or indirectly as a loan from, or any assignment or pledge of any portion of the value  of, an  annuity  before  annuity  payments  have  begun is  treated  as a  distribution  subject  to  taxation  under the distribution  rules set forth above.  Any gain in an annuity on or after the  assignment or pledge of an entire  annuity and while such assignment  or pledge  remains in effect is treated as "income on the  contract" in the year in which it is earned.  For  annuities not issued as Qualified  Contracts,  the cost basis of the annuity is increased by the amount of any  assignment  or pledge  includible  in gross  income.  The cost basis is not affected by any  repayment of any loan for which the annuity is  collateral  or by payment of any interest thereon.

Gifts:  The gift of an annuity to someone other than the spouse of the owner (or former spouse  incident to a divorce) is treated,  for income tax purposes, as a distribution.

Estate and Gift Tax  Considerations:  You should obtain competent tax advice with respect to possible federal and state estate and gift tax consequences flowing from the ownership and transfer of annuities.

Generation-Skipping  Transfers:  Under the Code certain taxes may be due when all or part of an annuity is  transferred  to, or a death benefit is paid to, an  individual  two or more  generations  younger than the contract  holder.  These  generation-skipping  transfers generally  include those subject to federal estate or gift tax rules.  There is an aggregate $1.1 million  exemption from taxes for all such  transfers.  We may be required to determine  whether a transaction  is a direct skip as defined in the Code and the amount of the resulting  tax. We will  deduct  from your  Annuity or from any  applicable  payment  treated as a direct skip any amount of tax we are required to pay.

Considerations for Contingent  Annuitants:  There may be adverse tax consequences if a contingent  annuitant succeeds an annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred  treatment  under certain  sections of the Code.
In general,  the Code is designed to prevent indefinite  deferral of tax.  Continuing the benefit of tax deferral by naming one or more contingent  annuitants when the Annuity is owned by a non-qualified  trust might be deemed an attempt to extend the tax deferral for an indefinite  period.  Therefore,  adverse tax treatment may depend on the terms of the trust, who is named as contingent  annuitant,  as well as the  particular  facts and  circumstances.  You should  consult your tax advisor  before  naming a contingent  annuitant if you expect to use an Annuity in such a fashion.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements and reports  required by applicable  law or regulation to you at your last known address of record.  You should therefore  give us prompt  notice of any address  change.  We reserve  the right,  to the extent  permitted  by law and subject to your prior consent, to provide any prospectus, prospectus supplements,  confirmations,  statements and reports required by applicable law or regulation to you through our Internet Website at  http://www.americanskandia.com  or any other electronic means,  including  diskettes or CD ROMs.  We send a  confirmation  statement  to you each  time a  transaction  is made  affecting  Account  Value,  such as  making additional  Purchase  Payments,  transfers,  exchanges  or  withdrawals.  We also send  quarterly  statements  detailing  the  activity affecting your Annuity during the calendar quarter.  We may confirm regularly  scheduled  transactions,  such as the Annual Maintenance
Fee, systematic withdrawals (including 72(t) payments and required minimum distributions),  bank drafting,  dollar cost averaging,  and static  rebalancing,  in quarterly  statements  instead of confirming  them  immediately.  You should review the  information  in these statements carefully.  You may request additional reports.  We reserve the right to charge up to $50 for each such additional report.

Any errors or  corrections on  transactions  for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity.  For  transactions  that are confirmed  immediately,  we assume all  transactions  are accurate  unless you notify us  otherwise  within 30 days from the date you receive the  confirmation.  For  transactions  that are first  confirmed  on the quarterly  statement,  we assume all  transactions  are  accurate  unless you  notify us within 30 days from the date you  receive  the quarterly  statement.  All  transactions  confirmed  immediately or by quarterly  statement are deemed  conclusive after the applicable
30-day  period.  We may also send an annual  report  and a  semi-annual  report  containing  applicable  financial  statements  for the
Separate  Account and the Portfolios,  as of December 31 and June 30,  respectively,  to Owners or, with your prior consent,  make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American  Skandia Life Assurance  Corporation  ("American  Skandia") is a stock life insurance  company  domiciled in Connecticut  with licenses in all 50 states,  the  District of Columbia  and Puerto  Rico.  American  Skandia is a  wholly-owned  subsidiary  of American
Skandia,  Inc.  ("ASI").  American  Skandia markets its products to  broker-dealers  and financial  planners  through an internal field marketing staff. In addition,  American Skandia markets through and in conjunction with financial  institutions  such as banks that are permitted directly, or through affiliates, to sell annuities.

American Skandia is in the business of issuing annuity and life insurance  products.  American  Skandia  currently offers the following products:  (a) flexible  premium deferred  annuities and single premium fixed deferred  annuities that are registered with the SEC; (b)
certain  other fixed  deferred  annuities  that are not  registered  with the SEC;  (c) both fixed and  variable  immediate  adjustable annuities; and (d) a single premium variable life insurance policy that is registered with the SEC.

On December 20, 2002,  Skandia  Insurance  Company Ltd. (publ),  an insurance company organized under the laws of the Kingdom of Sweden
("Skandia"),  and on that date, the ultimate  parent company of American  Skandia,  announced that it and Skandia U.S. Inc. had entered into a definitive Stock Purchase Agreement with Prudential Financial,  Inc., a New Jersey corporation ("Prudential  Financial").  Under the terms of the Stock  Purchase  Agreement,  Prudential  Financial  will acquire  Skandia  U.S.  Inc.,  a Delaware  corporation,  from
Skandia.  Skandia U.S. Inc. is the sole  shareholder  of ASI,  which is the parent  company of American  Skandia.  The  transaction  is expected to close during the second quarter of 2003.

Prudential  Financial is a New Jersey  insurance  holding  company  whose  subsidiary  companies  serve  individual  and  institutional customers  worldwide and include The Prudential  Insurance Company of America,  one of the largest life insurance companies in the U.S.
These companies  offer a variety of products and services,  including life insurance,  property and casualty  insurance,  mutual funds, annuities,  pension and retirement  related services and  administration,  asset management,  securities  brokerage,  banking and trust services, real estate brokerage franchises, and relocation services.

No company other than  American  Skandia has any legal  responsibility  to pay amounts that it owes under its annuity and variable life insurance  contracts.  However,  following the closing of the acquisition,  Prudential  Financial will exercise  significant  influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The  separate  accounts are where  American  Skandia sets aside and invests the assets of some of our  annuities.  In the  accumulation period,  assets  supporting  Account Values of the Annuities are held in a separate account  established under the laws of the State of
Connecticut.  We are the legal  owner of assets in the  separate  accounts.  In the payout  period,  assets  supporting  fixed  annuity payments and any adjustable  annuity payments we make available are held in our general  account.  Assets  supporting  variable annuity payment options may be invested in our separate  accounts.  Income,  gains and losses from assets allocated to these separate  accounts are credited to or charged against each such separate  account without regard to other income,  gains or losses of American  Skandia or of any other of our separate  accounts.  These assets may only be charged with  liabilities  which arise from the  Annuities  issued by
American  Skandia.  The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment  performance of such Sub-accounts.  However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in
Sub-accounts of American  Skandia Life Assurance  Corporation  Variable  Account B, also referred to as "Separate  Account B". Separate
Account B was  established  by us pursuant to  Connecticut  law on November  25,  1987.  Separate  Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  The name of each Sub-account generally  corresponds to the name of the underlying  Portfolio.  Each Sub-account in Separate
Account B may have several  different  Unit Prices to reflect the Insurance  Charge and the charges for any optional  benefits that are offered under this Annuity and other  annuities  issued by us through  Separate  Account B. Separate  Account B is registered  with the
SEC under the Investment  Company Act of 1940  ("Investment  Company Act") as a unit  investment  trust,  which is a type of investment company.  The SEC does not supervise investment policies, management or practices of Separate Account B.

Prior to November 18, 2002,  Separate  Account B was organized as a single  separate  account with six different  Sub-account  classes, each of which was registered as a distinct unit investment trust under the Investment  Company Act.  Effective  November 18, 2002, each
Sub-account  class of Separate  Account B will be  consolidated  into the unit  investment  trust formerly named American  Skandia Life
Assurance  Corporation  Variable Account B (Class 1 Sub-accounts),  which will  subsequently be renamed American Skandia Life Assurance
Corporation  Variable  Account B. Each  Sub-account  of Separate  Account B will have  multiple Unit Prices to reflect the daily charge deducted for each  combination  of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charge for each optional  benefit offered under Annuity  contracts  funded through  Separate  Account B. The  consolidation  of Separate Account B will have no impact on Annuity Owners.

We reserve the right to make changes to the  Sub-accounts  available  under the Annuity as we determine  appropriate.  We may offer new
Sub-accounts,  eliminate  Sub-accounts,  or combine  Sub-accounts at our sole discretion.  We may also close Sub-accounts to additional
Purchase  Payments on existing  Annuity  contracts or close  Sub-accounts  for Annuities  purchased on or after specified dates. We may also substitute an underlying  mutual fund or portfolio of an underlying  mutual fund for another  underlying  mutual fund or portfolio of an  underlying  mutual fund,  subject to our receipt of any  exemptive  relief that we are  required to obtain under the  Investment
Company Act.  We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

Values and benefits based on allocations to the Sub-accounts  will vary with the investment  performance of the underlying mutual funds or fund  portfolios,  as applicable.  We do not guarantee the investment  results of any  Sub-account.  Your Account Value allocated to the  Sub-accounts  may increase or decrease.  You bear the entire  investment  risk.  There is no assurance  that the Account  Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D
During the  accumulation  period,  assets  supporting our  obligations  based on Fixed  Allocations  are held in American  Skandia Life
Assurance  Corporation  Separate Account D, also referred to as "Separate  Account D". Such obligations are based on the fixed interest rates we credit to Fixed  Allocations  and the terms of the Annuities.  These  obligations do not depend on the investment  performance of the assets in Separate Account D.  Separate Account D was established by us pursuant to Connecticut law.

There are no units in  Separate  Account  D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An  Annuity  Owner who allocates  a portion of their  Account  Value to  Separate  Account D does not  participate  in the  investment  gain or loss on assets maintained  in  Separate  Account  D. Such gain or loss  accrues  solely  to us.  We  retain  the risk that the value of the  assets in
Separate  Account D may drop below the  reserves and other  liabilities  we must  maintain.  Should the value of the assets in Separate
Account D drop below the reserve and other  liabilities  we must  maintain in relation to the  annuities  supported by such assets,  we will transfer  assets from our general account to Separate  Account D to make up the  difference.  We have the right to transfer to our general  account any assets of Separate  Account D in excess of such  reserves and other  liabilities.  We maintain  assets in Separate
Account D supporting a number of annuities we offer.

We currently employ  investment  managers to manage the assets  maintained in Separate Account D. Each manager we employ is responsible for  investment  management  of a different  portion of Separate  Account D. From time to time  additional  investment  managers may be employed or investment  managers may cease being  employed.  We are under no obligation to employ or continue to employ any  investment manager(s) and have sole discretion over the investment managers we retain.

We are not  obligated to invest  according to specific  guidelines  or strategies  except as may be required by  Connecticut  and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying  mutual fund is registered as an open-end  management  investment  company under the Investment  Company Act. Shares of the  underlying  mutual fund  portfolios  are sold to separate  accounts of life  insurance  companies  offering  variable  annuity and variable life insurance products.  The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying  mutual funds in which the Sub-accounts  invest.  However,  under SEC rules, you have voting rights in relation to Account Value  maintained in the  Sub-accounts.  If an underlying  mutual fund  portfolio  requests a vote of  shareholders,  we will vote our shares  based on  instructions  received  from Owners with  Account  Value  allocated  to that
Sub-account.  Owners  have the right to vote an amount  equal to the number of shares  attributable  to their  contracts.  If we do not receive voting  instructions in relation to certain  shares,  we will vote those shares in the same manner and proportion as the shares for which we have  received  instructions.  We will furnish  those  Owners who have Account  Value  allocated  to a  Sub-account  whose underlying  mutual fund  portfolio has requested a "proxy" vote with proxy  materials and the necessary  forms to provide us with their voting  instructions.  Generally,  you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment  strategy,  adoption of a new investment advisory  agreement,  or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia  Trust (the  "Trust")  has  obtained an  exemption  from the  Securities  and  Exchange  Commission  that permits its investment adviser, American Skandia Investment Services,  Incorporated ("ASISI"),  subject to approval by the Board of Trustees of the
Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions  granted to other investment  companies that are organized in a similar manner as the Trust) is  intended  to  facilitate  the  efficient  supervision  and  management  of the  sub-advisors  by ASISI and the
Trustees.  The Trust is required,  under the terms of the exemption,  to provide certain  information to  shareholders  following these types of changes.

Material Conflicts
It is possible  that  differences  may occur  between  companies  that offer  shares of an  underlying  mutual fund  portfolio to their respective  separate  accounts  issuing  variable  annuities  and/or  variable  life  insurance  products.  Differences  may also occur surrounding  the offering of an underlying  mutual fund portfolio to variable life insurance  policies and variable  annuity  contracts that we offer. Under certain  circumstances,  these differences could be considered  "material  conflicts," in which case we would take necessary  action to protect  persons with voting rights under our variable  annuity  contracts and variable  life  insurance  policies against persons with voting rights under other insurance  companies'  variable  insurance  products.  If a "material  conflict" were to arise between owners of variable  annuity  contracts and variable life insurance  policies issued by us we would take necessary  action to treat  such  persons  equitably  in  resolving  the  conflict.  "Material  conflicts"  could  arise  due to  differences  in  voting instructions  between owners of variable life insurance and variable annuity contracts of the same or different  companies.  We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia
American  Skandia or our affiliates have entered into  agreements with the investment  adviser or distributor of many of the underlying
Portfolios.  Under the terms of these agreements,  American Skandia provides  administrative and support services to the Portfolios for which a fee is paid that is generally based on a percentage of the average assets  allocated to the Portfolios  under the Annuity.  Any fees payable will be  consistent  with the  services  rendered or the expected  cost  savings  resulting  from the  arrangement.  These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American  Skandia  Marketing,  Incorporated  ("ASM"),  a wholly-owned  subsidiary of American  Skandia,  Inc., is the  distributor  and principal  underwriter of the securities  offered through this prospectus.  ASM acts as the distributor of a number of annuity and life insurance  products we offer and both  American  Skandia  Trust and American  Skandia  Advisor  Funds,  Inc., a family of retail mutual funds. ASM also acts as an introducing  broker-dealer  through which it receives a portion of brokerage  commissions in connection with purchases and sales of  securities  held by portfolios  of American  Skandia Trust which are offered as underlying  investment  options under the Annuity.

ASM's principal  business  address is One Corporate Drive,  Shelton,  Connecticut  06484. ASM is registered as broker-dealer  under the
Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The  Annuity is offered on a  continuous  basis.  ASM enters into  distribution  agreements  with  independent  broker-dealers  who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from  registration.  Applications for the
Annuity are solicited by registered  representatives of those firms. Such  representatives  will also be our appointed insurance agents under state insurance law.  In addition, ASM may offer the Annuity directly to potential purchasers.

Compensation is paid to firms on sales of the Annuity according to one or more schedules.  The individual  representative  will receive a portion of the  compensation,  depending on the practice of the firm.  Compensation  may be payable based on a percentage of Purchase
Payments  made, up to a maximum of 2.0%.  Ongoing  compensation  of up to 1.00% per year of the Account  Value is also payable.  We may also provide  compensation for providing  ongoing service to you in relation to the Annuity.  Commissions and other  compensation  paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition,  firms may receive separate compensation or reimbursement for, among other things, training of sales personnel,  marketing or other  services  they provide to us or our  affiliates.  We or ASM may enter into  compensation  arrangements  with  certain  firms.
These  arrangements  will  not be  offered  to all  firms  and the  terms of such  arrangements  may  differ  between  firms.  Any such compensation  will be paid by us or ASM and will not result in any  additional  charge to you.  To the extent  permitted  by NASD rules and other applicable laws and regulations,  ASM may pay or allow other promotional  incentives or payments in the form of cash or other compensation.

Advertising:  We may advertise certain  information  regarding the performance of the investment  options.  Details on how we calculate performance  for the  Sub-accounts  are found in the  Statement of Additional  Information.  This  information  may help you review the performance of the investment  options and provide a basis for comparison  with other  annuities.  This  information may be less useful when comparing the  performance of the investment  options with other savings or investment  vehicles.  Such other  investments may not provide some of the benefits of annuities,  or may not be designed for long-term  investment  purposes.  Additionally  other savings or investment vehicles may not be receive the beneficial tax treatment given to annuities under the Code.

We may advertise the  performance  of the  Portfolios in the form of "Standard" and  "Non-standard"  Total Returns  calculated for each
Sub-account.  "Standard  Total Return" figures assume a hypothetical  initial  investment of $1,000  allocated to a Sub-account  during the most recent one, five and ten year periods (or since the inception  date that the Portfolio has been offered as a  Sub-account,  if less).  "Standard Total Return"  figures assume that the applicable  Insurance  Charge and the Annual  Maintenance Fee are deducted and that the Annuity is  surrendered  at the end of the applicable  period,  meaning that any  Contingent  Deferred Sales Charge that would apply upon surrender is also deducted.  Since the Annuity does not deduct a Contingent  Deferred Sales Charge upon  surrender,  no such charge is deducted when calculating  Standard Total Returns.  "Non-standard  Total Return" figures include any performance figures that do not meet the SEC's rules for Standard Total Returns.  Non-standard  Total Returns are calculated in the same manner as  standardized returns  except  that the figures may not reflect  all fees and  charges.  Non-standard  Total  Returns may also assume that the Annual
Maintenance  Fee does not apply due to the average  Account Value being  greater than  $100,000,  where the charge is waived.  Standard and  Non-standard  Total  Returns will not reflect the  additional  asset-based  charges that are deducted  when you elect any optional benefits.  The additional cost  associated  with any optional  benefits you elected will reduce your  performance.  Non-standard  Total
Returns must be accompanied by Standard Total Returns.

Some of the underlying  Portfolios existed prior to the inception of these  Sub-accounts.  Performance quoted in advertising  regarding such  Sub-accounts may indicate  periods during which the Sub-accounts  have been in existence but prior to the initial offering of the
Annuities,  or  periods  during  which  the  underlying  Portfolios  have  been in  existence,  but the  Sub-accounts  have  not.  Such hypothetical  historical  performance  is calculated  using the same  assumptions  employed in  calculating  actual  performance  since inception  of the  Sub-accounts.  Hypothetical  historical  performance  of the  underlying  Portfolios  prior to the  existence of the
Sub-accounts may only be presented as Non-standard Total Returns.

We may advertise the performance of money market-type  Sub-accounts  using a measure of the "current and effective yield".  The current yield of a money  market-type  Sub-account is calculated  based upon the previous  seven-day  period ending on the date of calculation.
The effective yield of a money  market-type  Sub-account  reflects the  reinvestment of net income earned daily on the assets of such a
Sub-account.  The current and effective  yields reflect the Insurance  Charge and the charge for any optional  benefits (if applicable)
deducted against the Sub-account.  In a low interest rate environment,  yields for money market-type  Sub-accounts,  after deduction of the  Insurance  Charge,  and the charge for any  optional  benefits  (if  applicable)  may be negative  even  though the yield  (before deducting for such charges) is positive.  Current and effective yield  information  will fluctuate.  This information may not provide a basis for  comparisons  with  deposits in banks or other  institutions  which pay a fixed yield over a stated  period of time,  or with investment  companies which do not serve as underlying  mutual funds for variable  annuities and/or do not have additional  asset-based charges deducted for the insurance protection provided by the Annuity.

Performance  information on the  Sub-accounts is based on past performance  only and is not an indication or  representation  of future performance.  Performance of the Sub-accounts is not fixed.  Actual  performance will depend on the type,  quality and, for some of the
Sub-accounts,  the  maturities  of the  investments  held by the  underlying  mutual funds or  portfolios  and upon  prevailing  market conditions and the response of the underlying  mutual funds to such conditions.  Actual  performance will also depend on changes in the expenses of the underlying mutual funds or portfolios.  Such changes are reflected,  in turn, in the Sub-accounts  which invest in such underlying  mutual fund or portfolio.  In addition,  the total amount of asset-based  charges  assessed  against each  Sub-account will affect performance.

The information we may advertise  regarding the Fixed  Allocations may include the then current  interest rates we are crediting to new
Fixed  Allocations.  Information  on current rates will be as of the date  specified in such  advertisement.  Rates will be included in advertisements  to the extent  permitted by law. Given that the actual rates  applicable to any Fixed  Allocation are as of the date of any such Fixed  Allocation's  Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute  may also compare the  performance  of our  Sub-accounts  with:  (a) certain  unmanaged  market  indices, including  but not limited to the Dow Jones  Industrial  Average,  the Standard & Poor's 500, the NASDAQ 100, the Shearson  Lehman Bond
Index, the Frank Russell non-U.S.  Universal Mean, the Morgan Stanley Capital  International  Index of Europe, Asia and Far East Funds,
and the Morgan Stanley Capital  International World Index; and/or (b) other management  investment companies with investment objectives similar to the mutual  fund or  portfolio  underlying  the  Sub-accounts  being  compared.  This may include  the  performance  ranking assigned by various publications,  including but not limited to the Wall Street Journal,  Forbes,  Fortune,  Money, Barron's,  Business
Week, USA Today and statistical  services,  including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity
and Closed End Survey,  the Variable  Annuity  Research Data Survey,  SEI, the  Morningstar  Mutual Fund Sourcebook and the Morningstar
Variable Annuity/Life Sourcebook.

American  Skandia Life Assurance  Corporation  may advertise its rankings  and/or ratings by independent  financial  ratings  services.
Such  rankings may help you in  evaluating  our ability to meet our  obligations  in relation to Fixed  Allocations,  pay minimum death benefits,  pay annuity  payments or  administer  Annuities.  Such rankings and ratings do not reflect or relate to the  performance  of
Separate Account B.

AVAILABLE INFORMATION
A  Statement  of  Additional  Information  is  available  from us without  charge upon your  request.  This  Prospectus  is part of the registration  statement we filed with the SEC regarding this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these  materials at the prescribed  rates from the
SEC's  Public  Reference  Section,  450 Fifth  Street  N.W.,  Washington,  D.C.,  20549.  You may inspect  and copy those  registration statements and exhibits  thereto at the SEC's public  reference  facilities at the above address,  Room 1024, and at the SEC's Regional
Offices,  The Woolworth Building,  233 Broadway,  New York, NY and 175 W. Jackson Boulevard,  Suite 900, Chicago,  IL. These documents, as well as documents incorporated by reference,  may also be obtained through the SEC's Internet Website  (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
To the extent and only to the extent that any statement in a document  incorporated  by reference  into this  Prospectus is modified or superseded by a statement in this  Prospectus or in a later-filed  document,  such statement is hereby deemed so modified or superseded and not part of this  Prospectus.  The Annual Report on Form 10-K for the year ended December 31, 2002 previously  filed by the Company with the SEC under the Exchange Act is incorporated by reference in this Prospectus.

We will furnish you without charge a copy of any or all of the documents  incorporated by reference in this  Prospectus,  including any exhibits to such  documents  which have been  specifically  incorporated  by  reference.  We will do so upon receipt of your written or oral request.

HOW TO CONTACT US
You can contact us by:
|X|      calling Skandia's Telephone Automated Response System (STARS) at 1-800-766-4530.
|X|      writing to us via regular mail at American Skandia - Variable Annuities,  P.O. Box 7040,  Bridgeport,  Connecticut  06601-7040
       OR for express mail American Skandia - Variable  Annuities,  One Corporate Drive,  Shelton,  Connecticut 06484. NOTE: Failure to
       send mail to the proper address may result in a delay in our receiving and processing your request.
|X|      sending an email to customerservice@skandia.com or visiting our Internet Website at www.americanskandia.com
|X|      accessing information about your Annuity through our Internet Website at www.americanskandia.com

You can obtain account information through Skandia's  Telephone Automated Response System (STARS) and at  www.americanskandia.com,  our
Internet  Website.  Our Customer  Service  representatives  are also available  during  business hours to provide you with  information about your account.  You can request  certain  transactions  through our  telephone  voice  response  system,  our Internet  Website or through a customer service  representative.  You can provide authorization for a third party,  including your  attorney-in-fact  acting pursuant to a power of attorney or an investment  professional,  to access your account information and perform certain transactions on your  account.  You will need to complete a form  provided by us which  identifies  those  transactions  that you wish to authorize via telephonic  and  electronic  means and whether you wish to  authorize a third party to perform any such  transactions.  We require that you or your  representative  provide proper  identification  before performing  transactions over the telephone or through our Internet
Website.  This may include a Personal  Identification  Number  (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN through STARS and at  www.americanskandia.com,  our Internet  Website.  Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions  requested via telephone are recorded.  To the extent  permitted by law, we will not be responsible for any claims,  loss, liability  or  expense  in  connection  with a  transaction  requested  by  telephone  or  other  electronic  means if we acted on such transaction  instructions after following  reasonable  procedures to identify those persons authorized to perform  transactions on your
Annuity  using  verification  methods  which may include a request for your Social  Security  number,  PIN or other form of  electronic identification.  We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic  information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular and/or express mail will be the only means by which we will accept  transaction  instructions when telephonic,  facsimile,  Internet or any other electronic means are unavailable or delayed.
American  Skandia  reserves  the  right to limit,  restrict  or  terminate  telephonic,  facsimile,  Internet  or any other  electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as  indemnification  for  liabilities  arising  under the  Securities  Act of 1933 (the  "Securities  Act") may be permitted to directors,  officers or persons controlling the registrant pursuant to the foregoing provisions,  the registrant has been informed that in the  opinion  of the SEC such  indemnification  is  against  public  policy as  expressed  in the  Securities  Act and is  therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this  Prospectus,  American  Skandia and its  affiliates  are not  involved in any legal  proceedings  outside of the ordinary  course of business.  American  Skandia and its  affiliates are involved in pending and  threatened  legal  proceedings in the normal  course of its business,  however,  we do not  anticipate  that the outcome of any such legal  proceedings  will have a material adverse  affect  on the  Separate  Account,  or  American  Skandia's  ability  to meet its  obligations  under the  Annuity,  or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How Performance Data is Calculated
|X|      Current and Effective Yield
|X|      Total Return

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Independent Auditors

Legal Experts

Financial Statements

                                       APPENDIX A - FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA

SELECTED FINANCIAL DATA (dollars in thousands)

The following table summarizes information with respect to the operations of the Company:

                                                       For the Year Ended December 31,
                                      2002            2001            2000           1999           1998
STATEMENTS OF INCOME DATA
Revenues:
Annuity and life insurance       $    370,004     $    388,696   $    424,578    $    289,989   $    186,211
   charges and fees (a) (b)
Fee income (b)                         97,650          111,196        130,610          83,243         50,839
Net investment income                  19,632           20,126         18,595          11,477         11,130
Net realized capital (losses)
   gains and other revenues (e)        (7,438)           2,698          4,195           3,688          1,360

Total revenues                   $    479,848     $    522,716   $    577,978    $    388,397   $    249,540

Benefits and Expenses:
Annuity and life insurance       $      3,391     $      1,955   $        751    $        612   $        558
benefits
Change in annuity and life
   insurance policy reserves            2,741          (39,898)        49,339            (671)         1,053
   (c)
Guaranteed minimum death
   benefit claims, net of              23,256           20,370          2,618           4,785              -
   hedge (b)
Return credited to contract             5,196            5,796          8,463          (1,639)        (8,930)
owners
Underwriting, acquisition and
   other insurance expenses           188,728          196,755        150,597         125,434         86,306
Amortization of deferred
   acquisition costs (b) (d)          510,059          224,047        184,616          83,861         86,628
Interest expense                       14,544           73,424         85,998          69,502         41,004

Total benefits and expenses      $    747,915     $    482,449   $    482,382    $    281,884   $    206,619

Income tax (benefit) expense     $   (102,810)    $      7,168   $     30,779    $     30,344   $      8,154

Net (loss) income                $   (165,257)    $     33,099   $     64,817    $     76,169   $     34,767

STATEMENTS OF FINANCIAL
CONDITION DATA
Total assets (b)                 $ 23,708,585     $ 28,009,782   $ 31,702,705    $ 30,881,579   $ 18,848,273

Future fees payable to parent    $    708,249     $    799,472   $    934,410    $    576,034   $    368,978

Surplus notes                    $    110,000     $    144,000   $    159,000    $    179,000   $    193,000

Shareholder's equity             $    683,061     $    577,668   $    496,911    $    359,434   $    250,417

a.       On annuity and life insurance sales of $3,472,044, $3,834,167, $8,216,167, $6,862,968, and $4,159,662, during the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively, with contract owner assets under management of $21,894,636,
     $26,017,847, $29,751,822, $29,396,693, and $17,854,761, as of December 31, 2002, 2001, 2000, 1999, and 1998, respectively.
b.       These items are significantly impacted by equity market volatility.
c.       For the year ended December 31, 2000, change in annuity and life insurance policy reserves reflected increases to those reserves for guaranteed minimum death benefit ("GMDB") exposure.  For the year ended December 31, 2001, the Company changed certain of its assumptions related to its GMDB exposure resulting in a benefit to operations.  See Results of Operations in
     Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") for a further discussion.
d.       During the year ended December 31, 2002, the Company recorded an acceleration of amortization of $206,000 against the deferred acquisition cost asset.  See the MD&A for a further discussion.
e.       Net realized capital (losses) gains and other revenues include $5,845 of net realized capital losses on sales of securities during 2002 and an other than temporary impairment charge of $3,769 recorded during 2002 on the Company's equity securities.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (dollars in thousands)

Management's  Discussion  and  Analysis  of  Financial  Condition  and Results of  Operations  should be read in  conjunction  with the consolidated financial statements and the notes thereto and Item 6, Selected Financial Data.

 Results of Operations

Annuity and life insurance sales were  $3,472,044,  $3,834,167 and $8,216,167,  in 2002, 2001 and 2000,  respectively.  The decrease in sales in 2002 and 2001 was  primarily  the result of the  general  decline in sales in the  industry,  attributed  in large part to the continued  uncertainty  in the equity  markets.  In addition,  the Company  believes  uncertainty  regarding  its future  ownership has adversely  impacted  sales,  primarily in the latter part of 2002. The Company  announced,  in the first quarter of 2002, its intention to focus on the growth of its core variable annuity business.

Average assets under management totaled  $23,637,559 in 2002,  $26,792,877 in 2001 and $31,581,902 in 2000,  representing a decrease of
12% and 15% in 2002 and 2001,  respectively,  due primarily to weak equity markets.  The decrease in annuity and life insurance charges and fees and fee income before  surrender  charge income and reinsurance  was consistent  with the decline in assets under  management.
Surrender  charge  income  increased  in 2002 as compared to 2001.  This was caused by higher  lapses when  compared to the  applicable prior year periods,  and was primarily  attributable,  the Company believes,  to concerns by contract holders,  rating agencies and the
Company's  distribution  channels,  surrounding  the  uncertainty  in the equity markets and its impact on variable  annuity  companies generally and, prior to the  announcement of the  Acquisition,  uncertainty  concerning the Company's future (See Liquidity and Capital
Resources for rating agency actions).

Net realized  capital losses in 2002 were primarily  from $9,593 of losses on sales and $3,769 of  other-than-temporary  impairments of mutual  fund  investments  that are held in support of a deferred  compensation  program for certain of the  Company's  employees.  The deferred  compensation  program losses were offset by net gains of $3,746 during 2002 on sales of fixed  maturities.  Included in those net gains on sales of fixed  maturities for 2002,  was a realized loss of  approximately  $1,236 on the sale of a WorldCom,  Inc. bond.
The net capital gains in 2001 related primarily to sales of fixed maturity  investments,  were partially offset by losses on securities in the fixed maturity  portfolio.  The most significant loss was $2,636 related to Enron  securities.  In addition net realized capital losses of $3,534 in 2001 were  incurred  due to sales of mutual  fund  holdings  in support  of the  Company's  non-qualified  deferred compensation program.

The change in annuity and life insurance  policy  reserves  includes  changes in reserves  related to annuity  contracts with mortality risks.  During 2001, the Company's  Guaranteed Minimum Death Benefit ("GMDB") reserve decreased $43,984,  as the result of an update of certain  reserve  assumptions  as to risks  inherent  in the  benefit.  Previous  assumptions  had been  based on  statutory  valuation principles as an  approximation  for U.S.  GAAP. In addition,  future  mortality  rates were lowered in 2001 to reflect  favorable past experience.  However,  offsetting  the resulting  increase in earnings and equity as a result of changes in the GMDB liability in 2001, assumptions  related to GMDB claim costs were also updated in the  calculation  of the deferred  acquisition  cost asset,  resulting in additional amortization of this asset.

The Company uses derivative  instruments,  which consist of equity option contracts for risk management  purposes,  and not for trading or  speculation.  The Company  hedges the economic  GMDB  exposure  associated  with equity market  fluctuations.  GMDB claims,  net of hedge,  consist of GMDB claims offset by the mark to market and realized capital  gain/loss  results of the Company's option contracts.
During 2002 and 2001, the  fluctuations in GMDB claims,  net of hedge,  were driven by an increase in hedge related benefits of $19,776 and $14,646,  respectively.  Hedge related  benefits were  partially  offset by increases in GMDB claims of $22,662 and $32,398  during
2002 and 2001, respectively.

Return  credited to contract  owners  consists  primarily of net investment  results from the Company's  fixed,  market value adjusted, separate account  investment  option and changes in the Company's  experience rated reinsurance  receivables.  The decrease in 2002 was primarily due to increased net investment  results on the Company's fixed,  market value adjusted,  separate account investment option.
As the equity markets  decline,  movement from variable  investment  options to fixed investment  options,  primarily due to one of the
Company's product features,  has increased the assets invested in the fixed separate account  investment  option.  Included in 2002 net investment  results is $9,849 of realized  and  unrealized  losses on certain  securities,  of which $5,427  related to WorldCom,  Inc.
bonds. The increase in net investment  results was partially offset by a decrease in experience rated  reinsurance  receivables in 2002 due to unfavorable  experience on certain blocks of variable annuity  business.  In 2001,  return credited to contract owners decreased primarily due to favorable  experience on certain blocks of variable  annuity  contracts  increasing the experience  rated  reinsurance receivable.  Partially offsetting the 2001 decrease is net investment losses of $1,662 related to Enron securities.

Underwriting, acquisition and other insurance expenses for 2002, 2001 and 2000 were as follows:

                                                        2002              2001               2000
Commissions and purchase credits                         $   287,612       $   248,187         $   430,743
General operating expenses                                   145,438           157,704             214,957
Acquisition costs deferred                                  (244,322)         (209,136)           (495,103)
Underwriting,   acquisition   and   other   insurance
     expenses                                            $   188,728       $   196,755         $   150,597

New products  launched,  as well as a larger  proportion  of sales of products  with higher  commissions  as compared to 2001 led to an increase in commissions  and purchase  credits during 2002.  Lower sales and asset levels led to a decrease in commissions and purchase credits during 2001.  Partially  offsetting this decline in 2001, the company  launched a commission  promotion  program that increased commissions as a percentage of new sales.  Commission promotions in 2002 were approximately equivalent as compared to 2001.

General operating expenses decreased during 2002 and 2001 as a result of lower sales-based  compensation,  as well as expense reduction programs  implemented during 2001 and continued strong expense management in 2002.  Variable  compensation and long-term incentive plan expenses have decreased due to the slowdown in sales and the decline in the equity markets.

Amortization of deferred  acquisition costs increased over the past two years, in general,  due to the further depressed equity markets in 2002 and 2001,  thereby  decreasing  expectations  of future  gross  profits  and actual  gross  profits  from asset  based fees and increased  expected and actual claim costs  associated with minimum death benefit  guarantees.  During 2002, the Company also performed a  recoverability  study and an analysis of its  short-term  assumptions of future gross profits and  determined  those  assumptions of future profits to be excessive.  This analysis  resulted in a current year  acceleration of  amortization of $206,000.  During 2002 and
2001, the Company also updated its future  estimated  gross profits with respect to certain  mortality  assumptions  reflecting  actual experience and the decline in the equity markets resulting in additional  increased  amortization.  See Note 2 of Notes to Consolidated
Financial Statements for a further discussion on amortization of deferred acquisition costs.

Interest  expense  decreased  during 2002 primarily due to lower interest  expense  related to the future fees payable to ASI liability
(See Note 8).  Interest  expense on these  obligations  is driven by the cash flows from the  underlying  annuity  contracts  acting as collateral.  Due to the  depressed  asset  values of those  annuity  contracts  driven by the decline in the equity  markets,  the cash flows,  and therefore the interest  expense,  decreased  from prior year levels.  Interest  expense  decreased in 2001 as a result of a reduction in borrowing.

The  Company's  income tax  (benefit)  expense  varies  directly  with  increases or decreases in (loss)  income from  operations.  The effective income tax rate varied from the corporate rate of 35% due primarily to the deduction for dividends received.

Total assets and  liabilities  decreased  $4,301,197  and  $4,406,590,  respectively,  from  December 31,  2001.  This change  resulted primarily from the declining equity markets.

 Significant Accounting Policies

 Deferred Acquisition Costs

The costs of acquiring  new  business,  which vary with and are  primarily  related to new business  generated,  are  deferred,  net of reinsurance.  These costs include  commissions,  purchase credits,  costs of contract issuance,  and certain selling expenses that vary with production.

The Company  uses the  retrospective  deposit  method for  amortizing  deferred  acquisition  costs.  This  method  results in deferred acquisition  costs being amortized in proportion to expected gross profits from surrender  charges and policy and asset based fees, net of operating and claim costs.  The deferred  acquisition cost asset is adjusted  retrospectively  and  prospectively  when estimates of current and future  gross  profits to be realized  from a group of products are  revised.  Critical  assumptions  in  estimating  gross profits  include those for  surrenders,  long-term fund growth rate,  expenses and death  benefits.  The long-term fund growth rate, in large part,  determines the estimated  future asset levels on which the most significant  revenues are based.  The Company's  long-term fund growth rate  assumption is 8% (net of charges  assessed  against the underlying  mutual fund,  but before charges  assessed at the separate  account and  contract  level).  When current  period  actual  asset  growth is greater or less than the  Company's  long-term expectation,  the Company  adjusts the  short-term  asset growth rate to a level that will allow the  Company,  in the  short-term,  to resume the long-term  asset growth rate  expectation.  The short-term  asset growth rate is subject to constraints  surrounding  actual market  conditions.  If the Company's  long-term fund growth rate assumption was 7% instead of 8%, the Company's  deferred  acquisition cost asset at December 31, 2002 would be reduced by $26,273.

 Future Fees Payable to ASI

In a series of transactions with ASI, the Company  transferred  certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

The proceeds from the transfers have been recorded as a liability and are being  amortized over the remaining  surrender  charge period of the  designated  contracts  using the interest  method.  The Company did not  transfer the right to receive  future fees and charges after the expiration of the surrender charge period.

In connection with these transactions,  ASI, through special purpose trusts, issued  collateralized notes in private placements,  which are secured by the rights to receive future fees and charges purchased from the Company.

Under the terms of the securitization  purchase  agreements,  the rights transferred  provide for ASI to receive a percentage (60%, 80%
or 100% depending on the underlying  commission option) of future mortality and expense charges and contingent  deferred sales charges, after reinsurance,  expected to be realized over the remaining  surrender charge period of the designated  contracts  (generally 6 to 8 years).  The liability for future fees payable to ASI at the balance sheet date is based on the  consideration  received less principal repayments  according to  amortization  schedules that were  developed at the inception of the  transactions.  If actual  mortality and expense  charges  and  contingent  deferred  sales  charges  are less than those  projected  in the  original  amortization  schedules, calculated on a transaction by transaction  basis,  ASI has no recourse  against the Company.  As account  values  associated  with the designated  contracts  have declined,  consistent  with the overall  decline in the equity  markets,  historical  mortality and expense charges have been lower than expected on certain  transactions  and it is likely that future  mortality and expense  charges,  on those same  transactions,  will be lower than originally  projected.  As a result, the ultimate cash flows associated with these transactions that will transfer to ASI may be lower than the current carrying amount of the liability.

The Company has determined,  using  assumptions for lapses,  mortality,  free withdrawals and a long-term fund growth rate of 8% on the
Company's assets under management, that the present value of future payments to ASI would be $429,773.

 Deferred Taxes

The Company  evaluates the necessity of recording a valuation  allowance against its deferred tax asset in accordance with Statement of
Financial  Accounting  Standards  No. 109,  Income Taxes ("SFAS  109").  In  performing  this  evaluation,  the Company  considers  all available  evidence in making the  determination  as to whether it is more likely than not that deferred tax assets are not realizable.
For the Company,  that evidence  includes:  cumulative U.S. GAAP pre-tax income in recent years past,  whether or not operating  losses have  expired  unused in the past,  the  length  of  remaining  carryback  or  carryforward  periods,  and net  taxable  income or loss expectations in early future years.  The net taxable income or loss projections are based on profit  assumptions  consistent with those used to amortize deferred acquisition costs (see above discussion on deferred acquisition costs).

As of December 31, 2002, the Company has  approximately  $361,000  gross deferred tax assets related  principally to net operating loss carryforwards  that  expire in 2016 and 2017 and  insurance  reserve  differences.  After  considering  the  impact of gross  reversing temporary  liabilities of $323,000,  the Company  estimates that the Company will generate  sufficient  taxable income to fully utilize gross deferred tax assets within 2 years (prior to the expiration of the net operating losses).

 Liquidity and Capital Resources

The Company's  liquidity  requirements have generally been met by cash from insurance  operations,  investment  activities,  borrowings from ASI, reinsurance, capital contributions and securitization transactions with ASI (see Note 8).

The Company's cash from insurance  operations is primarily comprised of fees generated off of assets under management,  less commission expense on sales,  sales and marketing  expenses and other operating  expenses.  Fund performance driven by the equity markets directly impact assets under  management  and  therefore,  the fees the Company can generate off of those assets.  During 2002 and 2001,  assets under  management  declined  consistent  with the equity market  declines  resulting in reductions  in fee revenues.  In addition,  the equity markets impact sales of variable  annuities.  As sales have declined in a declining  equity market,  non-promotional  commission expense  declined,  however,  in order to boost sales levels,  the Company has offered various sales  promotions  increasing the use of cash for commission expense.

In order to fund the cash strain generated from  acquisition  costs on current sales, the Company has relied on cash generated from its direct  insurance  operations  as well as  reinsurance  and  securitization  transactions.  The Company has used  modified  coinsurance reinsurance  arrangements  whereby  the  reinsurer  shares  in the  experience  of a  specified  book of  business.  These  reinsurance transactions  result in the Company  receiving  from the  reinsurer  an upfront  ceding  commission  on the book of  business  ceded in exchange  for the  reinsurer  receiving , the future fees  generated  from that book of business.  These  reinsurance  agreements  also mitigate the  recoverability  risk associated with the payment of up-front  commissions and other  acquisition  costs.  Similarly,  the
Company has entered into  securitization  transactions  whereby the Company  issues to ASI, in exchange for cash,  the right to receive future  fees  generated  off of a  specific  book of  business.  On April 12,  2002,  the  Company  entered  into a new  securitization transaction with ASI. This  transaction  covers  designated  blocks of business issued from November 1, 2000 through December 31, 2001.
The estimated present value of the transaction at April 12, 2002, using a discount rate of 6.00%, was approximately $101,713.

As of December 31, 2002, 2001 and 2000, the Company had short-term borrowings of $10,000,  $10,000 and $10,000,  respectively,  and had long-term surplus notes liabilities of $110,000,  $144,000 and $159,000,  respectively.  During 2002, the Company borrowed $263,091 and paid back  $263,091  related  to  short-term  borrowing.  During  2002 and 2001,  the  Company  received  permission  from the State of
Connecticut  Insurance  Department  to pay down surplus notes in the amount of $34,000 and $15,000,  respectively.  See Notes 14 and 15 of Notes to Consolidated Financial Statements for more information on surplus notes and short-term borrowing, respectively.

As of December 31, 2002,  2001 and 2000,  shareholder's  equity  totaled  $683,061,  $577,668 and $496,911,  respectively.  The Company received  capital  contributions  of $259,720  and $48,000  from ASI during 2002 and 2001,  respectively.  Of this,  $4,520 and $2,500, respectively,  was used to support its  investment in Skandia Vida.  Net (loss) income of ($165,257)  and $33,099,  for the years ended
December 31, 2002 and 2001, respectively, contributed to the respective changes in shareholder's equity in 2002 and 2001.

The National  Association of Insurance  Commissioners  ("NAIC") requires insurance  companies to report  information  regarding minimum
Risk Based Capital ("RBC")  requirements.  These  requirements  are intended to allow insurance  regulators to identify  companies that may need  regulatory  attention.  The RBC model law requires  that  insurance  companies  apply various  factors to asset,  premium and reserve items,  all of which have inherent risks. The formula includes  components for asset risk,  insurance risk,  interest rate risk and business  risk.  The Company has complied  with the NAIC's RBC reporting  requirements  and has total  adjusted  capital well above required capital.

During 2002, all of the major rating agencies  reviewed the U.S. life insurance sector,  including the Company.  Based on these reviews the rating  agencies  have evolving  concerns  surrounding  the risk profile of variable  annuity  companies  due to their  significant exposure to equity market performance.  This exposure has resulted,  and may continue to result, in earnings  volatility.  Based on the reviews made during 2002, the following ratings actions took place:

On May 8, 2002, Fitch Ratings downgraded the Company's "insurer financial strength" rating to A+ from AA- with a "stable" outlook.

On September  19, 2002,  Fitch Ratings  lowered the  Company's  "insurer  financial  strength"  rating to A- from A+ with an "evolving"
outlook.

On September 27, 2002, A.M. Best Co. lowered the Company's "financial strength" rating to A- from A with negative implications.

On October 16, 2002,  Standard and Poor's lowered the Company's  "counter party credit" and "financial  strength" ratings to A- from A+
with a negative outlook and removed the Company from Credit Watch.

Subsequent to the announcement of the Acquisition, Standard and Poor's placed the Company on CreditWatch with positive implications.

 Effects of Inflation

The rate of inflation has not had a significant effect on the Company's financial statements.

Outlook

The Company  believes  that it is well  positioned to retain and enhance its position as a leading  provider of financial  products for long-term  savings and retirement  purposes as well as to address the economic impact of premature death,  estate planning concerns and supplemental  retirement  needs.  The  Company  has  renewed  its focus on its core  variable  annuity  business,  offering  innovative long-term  savings and income  products,  strengthening  its wholesaling  efforts and providing  consistently  good customer service in order to gain market share and improve profitability in an increasingly competitive market.

The  Gramm-Leach-Bliley  Act of 1999 (the Financial Services  Modernization Act) permits affiliation among banks,  securities firms and insurance  companies.  This  legislative  change has created  opportunities  for  continued  consolidation  in the  financial  services industry and increased competition as large companies offer a wide array of financial products and services.

Various  other  legislative  initiatives  could  impact the Company  such as pension  reform and capital  gains and estate tax changes.
These include the proposed  exclusion from tax for corporate  dividends,  potential changes to the deductibility of dividends  received from the  Company's  separate  accounts and newly  proposed  tax-advantaged  savings  programs.  Additional  pension  reform may change current  tax  deferral  rules  and allow  increased  contributions  to  retirement  plans,  which  may lead to  higher  investments  in tax-deferred  products and create growth  opportunities for the Company. A capital gains tax reduction may cause tax-deferred  products to be less attractive to consumers, which could adversely impact the Company.

In addition,  NAIC statutory  reserving  guidelines and/or  interpretations of those guidelines may change in the future.  Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

 Forward Looking Information

The Private  Securities  Litigation  Reform Act of 1995 (the "1995 Act") provides a "safe harbor" for  forward-looking  statements,  so long as those  statements are identified as  forward-looking,  and the statements are accompanied by meaningful  cautionary  statements that identify  important  factors that could cause actual results to differ  materially from those discussed in the statement.  We want to take advantage of these safe harbor provisions.

Certain  information  contained in the  Management's  Discussion  and  Analysis of Financial  Condition  and Results of  Operations  is
forward-looking within the meaning of the 1995 Act or Securities and Exchange Commission rules.

These forward-looking  statements rely on a number of assumptions  concerning future events, and are subject to a number of significant uncertainties  and results may differ  materially  from these  statements.  You should not put undue reliance on these  forward-looking statements.  We disclaim  any  intention  or  obligation  to update or revise  forward-looking  statements,  whether as a result of new information, future events or otherwise.

 QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company is subject to potential  fluctuations in earnings and the fair value of certain of its assets and  liabilities,  as well as variations in expected cash flows due to changes in market  interest  rates and equity  prices.  The  following  discussion  focuses on specific  exposures  the Company has to interest rate and equity price risk and describes  strategies  used to manage these risks,  and includes  "forward-looking  statements"  that involve  risk and  uncertainties.  The  discussion  is limited to  financial  instruments subject to market risks and is not intended to be a complete discussion of all of the risks to which the Company is exposed.

 Interest Rate Risk

Fluctuations in interest rates can potentially  impact the Company's  profitability and cash flows. At December 31, 2002, 91% of assets held under management by the Company are in non-guaranteed  Separate  Accounts for which the Company's  interest rate and equity market exposure is not  significant,  as the contract owner assumes  substantially  all of the investment risk. Of the remaining 9% of assets, the interest rate risk from contracts that carry interest rate exposure is managed through an  asset/liability  matching  program which takes into account the risk variables of the insurance liabilities supported by the assets.

At December 31, 2002,  the Company held fixed  maturity  investments  in its general  account that are sensitive to changes in interest rates.  These  securities are held in support of the Company's fixed immediate  annuities,  fixed  supplementary  contracts,  the fixed investment  option offered in its variable life insurance  contracts,  and in support of the Company's  target  solvency  capital.  The
Company has a conservative  investment  philosophy with regard to these  investments.  All  investments are investment  grade corporate securities, government agency or U.S. government securities.

The Company's  deferred annuity  products offer a fixed  investment  option which subjects the Company to interest rate risk. The fixed option  guarantees a fixed rate of interest for a period of time selected by the contract  owner.  Guarantee  period options  available range  from one to ten  years.  Withdrawal  of funds,  or  transfer  of funds to  variable  investment  options,  before the end of the guarantee period subjects the contract owner to a market value adjustment  ("MVA").  In the event of rising interest rates,  which make the fixed maturity  securities  underlying the guarantee less valuable,  the MVA could be negative.  In the event of declining interest rates,  which make the fixed maturity  securities  underlying the guarantee  more  valuable,  the MVA could be positive.  The resulting increase or decrease in the value of the fixed  option,  from  calculation  of the MVA,  should  substantially  offset the  increase or decrease in the market value of the securities  underlying the guarantee.  The Company  maintains  strict  asset/liability  matching to enable this offset.  However,  the Company  still takes on the default risk for the  underlying  securities,  the interest rate risk of reinvestment of interest  payments and the risk of failing to maintain the  asset/liability  matching  program with respect to duration and convexity.

Liabilities held in the Company's  guaranteed  separate  account as of December 31, 2002 totaled  $1,828,048.  Assets,  primarily fixed income  investments,  supporting  those  liabilities had a fair value of $1,828,048.  The Company  performed a sensitivity  analysis on these  interest-sensitive  liabilities  and assets at December 31, 2002.  The analysis  showed that an immediate  decrease of 100 basis points in interest  rates would result in a net increase in  liabilities  and the  corresponding  assets of  approximately  $69,150 and
$68,500,  respectively.  An analysis of a 100 basis point  decline in interest  rates at December  31,  2001,  showed a net increase in interest-sensitive liabilities and the corresponding assets of approximately $39,800 and $39,900, respectively.

 Equity Market Exposure

The primary  equity  market risk to the Company  comes from the nature of the variable  annuity and variable  life products sold by the
Company.  Various fees and charges  earned are  substantially  derived as a percentage of the market value of assets under  management.
In a market  decline,  this  income will be reduced.  This could be further  compounded  by  customer  withdrawals,  net of  applicable surrender  charge  revenues,  partially  offset by transfers to the fixed option  discussed above. A 10% decline in the market value of the assets under management at December 31, 2002,  sustained  throughout 2003, would result in an approximate drop in related mortality and expense charges and annual fee income of $36,350.

Another equity market risk exposure of the Company  relates to guaranteed  minimum death benefit  payments.  Declines in equity markets and,  correspondingly,  the performance of the funds underlying the Company's  products,  increase exposure to guaranteed minimum death benefit payments. As discussed in Note 2D of the consolidated  financial statements,  the Company uses derivative  instruments to hedge against  the risk of  significant  decreases  in  equity  markets.  Prior to the  implementation  of this  program,  the  Company  used reinsurance to mitigate this risk.

The Company has a portfolio of equity  investments  consisting  of mutual funds,  which are held in support of a deferred  compensation program.  In the event of a decline in market values of underlying  securities,  the value of the portfolio would decline;  however the accrued benefits payable under the related deferred compensation program would decline by a corresponding amount.

Estimates  of interest  rate risk and equity  price risk were  obtained  using  computer  models that take into  consideration  various assumptions  about the future.  Given the uncertainty of future interest rate movements,  volatility in the equity markets and consumer behavior, actual results may vary from those predicted by the Company's models.

                                             AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                                                    Report of Independent Auditors

To the Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the  consolidated  statements of financial  condition of American  Skandia Life  Assurance  Corporation  (the "Company"
which is an indirect  wholly-owned  subsidiary of Skandia  Insurance  Company  Ltd.) as of December 31, 2002 and 2001,  and the related consolidated  statements of income,  shareholder's  equity and cash flows for each of the three years in the period ended  December 31,
2002. These consolidated  financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing  standards  generally  accepted in the United States.  Those standards require that we plan  and  perform  the  audit to  obtain  reasonable  assurance  about  whether  the  financial  statements  are  free of  material misstatement.  An audit  includes  examining,  on a test  basis,  evidence  supporting  the amounts and  disclosures  in the  financial statements.  An audit also includes assessing the accounting principles used and significant  estimates made by management,  as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly,  in all material  respects,  the  consolidated  financial position  of American  Skandia  Life  Assurance  Corporation  at December  31,  2002 and 2001,  and the  consolidated  results of their operations  and their cash flows for each of the three years in the period ended  December  31, 2002,  in  conformity  with  accounting principles generally accepted in the United States.

As discussed in Note 2, in 2002 the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other
Intangible Assets.

As discussed in Note 2, effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133,
Accounting for Derivative Instruments and Hedging Activities.

/s/ Ernst & Young LLP

Hartford, Connecticut
February 3, 2003

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                            Consolidated Statements of Financial Condition
                                                   (in thousands, except share data)

                                                                           As of December 31,
                                                                          2002            2001
ASSETS
Investments:
   Fixed maturities - at fair value (amortized cost of $379,422
     and $356,882, respectively)                                     $       398,601 $       362,831
   Equity securities - at fair value (amortized cost of $52,017
     and $49,886, respectively)                                               51,769          45,083
   Derivative instruments - at fair value                                     10,370           5,525
   Policy loans                                                                7,559           6,559

     Total investments                                                       468,299         419,998

Cash and cash equivalents                                                     51,339               -
Accrued investment income                                                      4,196           4,737
Deferred acquisition costs                                                 1,117,544       1,383,281
Reinsurance receivable                                                         5,447           7,733
Receivable from affiliates                                                     3,961           3,283
Income tax receivable                                                              -          30,537
Deferred income taxes                                                         38,206               -
Fixed assets, at depreciated cost (accumulated depreciation of
$7,555 and $4,266, respectively)                                              12,132          17,752
Other assets                                                                 101,848         103,912
Separate account assets                                                   21,905,613      26,038,549

     Total assets                                                    $    23,708,585 $    28,009,782

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Reserves for future policy and contract benefits                     $       149,349 $        91,126
Accounts payable and accrued expenses                                        133,543         192,952
Income tax payable                                                             6,547               -
Deferred income taxes                                                              -          54,980
Payable to affiliates                                                          2,223         101,035
Future fees payable to American Skandia, Inc. ("ASI")                        708,249         799,472
Short-term borrowing                                                          10,000          10,000
Surplus notes                                                                110,000         144,000
Separate account liabilities                                              21,905,613      26,038,549

     Total liabilities                                                    23,025,524      27,432,114

Commitments and contingent liabilities (Note 18)

Shareholder's equity:
Common stock, $100 par value, 25,000 shares authorized,
   issued and outstanding                                                      2,500           2,500
Additional paid-in capital                                                   595,049         335,329
Retained earnings                                                             73,821         239,078
Accumulated other comprehensive income                                        11,691             761

     Total shareholder's equity                                              683,061         577,668

     Total liabilities and shareholder's equity                      $    23,708,585 $    28,009,782

                                            See notes to consolidated financial statements.
                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                                   Consolidated Statements of Income
                                                            (in thousands)

                                                                       For the Years Ended December 31,
                                                                      2002          2001           2000

REVENUES

Annuity and life insurance charges and fees                       $    370,004  $    388,696  $    424,578
Fee income                                                              97,650       111,196       130,610
Net investment income                                                   19,632        20,126        18,595
Net realized capital (losses) gains                                     (9,614)          928          (688)
Other                                                                    2,176         1,770         4,883

   Total revenues                                                      479,848       522,716       577,978

EXPENSES

Benefits:
   Annuity and life insurance benefits                                   3,391         1,955           751
   Change in annuity and life insurance policy reserves                  2,741       (39,898)       49,339
   Guaranteed minimum death benefit claims, net of hedge                23,256        20,370         2,618
   Return credited to contract owners                                    5,196         5,796         8,463

     Total benefits                                                     34,584       (11,777)       61,171

Other:
   Underwriting, acquisition and other insurance
     expenses                                                          188,728       196,755       150,597
   Amortization of deferred acquisition costs                          510,059       224,047       184,616
   Interest expense                                                     14,544        73,424        85,998

                                                                       713,331       494,226       421,211

   Total benefits and expenses                                         747,915       482,449       482,382

     (Loss) income from operations before income tax
(benefit) expense                                                     (268,067)       40,267        95,596

       Income tax (benefit) expense                                   (102,810)        7,168        30,779

         Net (loss) income                                        $   (165,257) $     33,099  $     64,817

                                            See notes to consolidated financial statements.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                            Consolidated Statements of Shareholder's Equity
                                                            (in thousands)

                                                                                    Accumulated Other
                                                                                  Comprehensive Income
                                                                               ----------------------------
                                                                               -------------- -------------
                                                      Additional                  Foreign      Unrealized
                                          Common        Paid in    Retained      Currency        Gains
                                            Stock       Capital     Earnings    Translation     (Losses)       Total
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
 As of December 31, 1999                      $2,500     $215,879    $141,162        $148          ($255)      $359,434
Net income                                                             64,817                                    64,817
Other comprehensive income:
   Unrealized capital gains                                                                          843            843
   Reclassification adjustment for
realized losses included in net
realized capital (losses) gains                                                                      433            433
   Foreign currency translation                                                       (66)                          (66)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive income                                                                                        1,210
                                                                                                            ------------
                                                                                                            ------------
Comprehensive income                                                                                             66,027
Capital contributions                                      71,450                                                71,450
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2000                        2,500      287,329     205,979          82          1,021        496,911
Net income                                                             33,099                                    33,099
Other comprehensive loss:
   Unrealized capital losses                                                                        (261)          (261)
   Reclassification adjustment for
realized gains included in net
realized capital (losses) gains                                                                      (14)           (14)
   Foreign currency translation                                                       (67)                          (67)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive loss                                                                                           (342)
                                                                                                            ------------
                                                                                                            ------------
Comprehensive income                                                                                             32,757
Capital contributions                                      48,000                                                48,000
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2001                        2,500      335,329     239,078          15            746        577,668
Net loss                                                             (165,257)                                 (165,257)
Other comprehensive income:
   Unrealized capital gains                                                                       10,434         10,434
   Reclassification adjustment for
realized losses included in net
realized capital (losses) gains                                                                    1,126          1,126
   Foreign currency translation                                                      (630)                         (630)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive income                                                                                       10,930
                                                                                                            ------------
                                                                                                            ------------
Comprehensive loss                                                                                             (154,327)
Capital contributions                                     259,720                                               259,720
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2002                       $2,500     $595,049     $73,821       $(615)       $12,306       $683,061

Unrealized  capital  gains  (losses)  is shown net of tax  expense  (benefit)  of  $5,618,  ($140)  and $454 for  2002,  2001 and 2000,
respectively.  Reclassification  adjustment for realized losses (gains)  included in net realized  capital  (losses) gains is shown net of tax expense  (benefit) of $606, ($8) and $233 for 2002, 2001 and 2000,  respectively.  Foreign currency  translation is shown net of tax benefit of $339, $36 and $36 for 2002, 2001 and 2000, respectively.

                                            See notes to consolidated financial statements.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                                 Consolidated Statements of Cash Flows
                                                            (in thousands)

                                                                         For the Years Ended December 31,
                                                                           2002        2001        2000
Cash flow from operating activities:
   Net (loss) income                                                    $ (165,257) $   33,099  $   64,817
   Adjustments to reconcile net (loss) income to net
     cash (used in) provided by operating activities:
     Amortization and depreciation                                          21,649      13,374       5,758
     Deferral of acquisition costs                                        (244,322)   (209,136)   (495,103)
     Amortization of deferred acquisition costs                            510,059     224,047     184,616
     Deferred tax (benefit) expense                                        (99,071)     46,215      60,023
     Change in unrealized (gains) losses on derivatives                     (5,149)      2,902      (2,936)
     Increase (decrease) in policy reserves                                  3,293     (38,742)     50,892
     (Decrease) increase in net receivable/payable to affiliates           (99,490)    103,496     (72,063)
     Change in net income tax receivable/payable                            37,084       4,083     (58,888)
     Increase in other assets                                               (9,546)    (12,105)    (65,119)
     Decrease (increase) in accrued investment income                          541         472      (1,155)
     Decrease (increase) in reinsurance receivable                           2,286      (1,849)        420
     (Decrease) increase in accounts payable and accrued
expenses                                                                   (59,409)     55,912     (21,550)
     Net realized capital (gains) losses on derivatives                    (26,654)    (14,929)      5,554
     Net realized capital losses (gains) on investments                      9,616        (928)        688
       Net cash (used in) provided by operating activities                (124,370)    205,911    (344,046)

Cash flow from investing activities:
     Purchase of fixed maturity investments                               (388,053)   (462,820)   (380,737)
     Proceeds from sale and maturity of fixed
       maturity investments                                                367,263     390,816     303,736
     Purchase of derivatives                                               (61,998)   (103,533)    (14,781)
     Proceeds from exercise or sale of derivative instruments               88,956     113,051       5,936
     Purchase of shares in equity securities and dividend
reinvestments                                                              (49,713)    (55,430)    (18,136)
     Proceeds from sale of shares in equity securities                      34,220      25,228       8,345
     Purchase of fixed assets                                               (2,423)    (10,773)     (7,348)
     Increase in policy loans                                               (1,000)     (2,813)     (2,476)
       Net cash used in investing activities                               (12,748)   (106,274)   (105,461)

Cash flow from financing activities:
     Capital contribution                                                  259,720      48,000      71,450
     Pay down of surplus notes                                             (34,000)    (15,000)    (20,000)
     (Decrease) increase in future fees payable to ASI, net                (91,223)   (137,355)    358,376
     Deposits to contract owner accounts                                   808,209      59,681     172,441
     Withdrawals from contract owner accounts                             (164,964)   (130,476)   (102,603)
     Change in contract owner accounts, net of investment earnings        (588,315)     62,875     (55,468)
       Net cash provided by (used in) financing activities                 189,427    (112,275)    424,196

       Net increase (decrease) in cash and cash equivalents                 52,309     (12,638)    (25,311)
       Change in foreign currency translation                                 (970)       (103)       (101)
       Cash and cash equivalents at beginning of period                          -      12,741      38,153
       Cash and cash equivalents at end of period                       $   51,339  $        -  $   12,741
     Income taxes (received) paid                                       $  (40,823) $  (43,130) $   29,644
     Interest paid                                                      $   23,967  $   56,831  $  114,394
                                            See notes to consolidated financial statements.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                              Notes to Consolidated Financial Statements
                                                           December 31, 2002
                                                        (dollars in thousands)

1.       ORGANIZATION AND OPERATION

         American Skandia Life Assurance  Corporation ("ASLAC" or the "Company"),  with its principal offices in Shelton,  Connecticut, is a wholly-owned  subsidiary of American Skandia,  Inc. ("ASI").  On December 19, 2002, Skandia Insurance Company Ltd. (publ)
         ("SICL"),  an insurance  company  organized  under the laws of the Kingdom of Sweden,  and the ultimate  parent company of the
         Company,  entered into a definitive purchase agreement with Prudential Financial,  Inc., a New Jersey corporation ("Prudential
         Financial"),  whereby  Prudential  Financial  will  acquire the Company and  certain of its  affiliates  (the  "Acquisition").
         Consummation of the  transaction is subject to various  closing  conditions,  including  regulatory  approvals and approval of certain  matters by the board of  directors  and  shareholders  of the mutual  funds  advised by American  Skandia  Investment
         Services, Inc. ("ASISI"), a subsidiary of ASI.  The transaction is expected to close during the second quarter of 2003.

         The Company develops long-term savings and retirement  products,  which are distributed  through its affiliated  broker/dealer company,  American Skandia  Marketing,  Incorporated  ("ASM").  The Company currently issues term and variable  universal life insurance and variable  deferred and immediate  annuities for  individuals  and groups in the United States of America and its territories.

         The Company has 99.9% ownership in Skandia Vida, S.A. de C.V.  ("Skandia  Vida"),  which is a life insurance company domiciled in  Mexico.  Skandia  Vida had  total  shareholder's  equity  of  $5,023  and  $4,179  as of  December  31,  2002,  and  2001,
         respectively.  Skandia Vida has generated net losses of $2,706,  $2,619 and $2,540 in 2002,  2001 and 2000,  respectively.  As part of the  Acquisition,  it is expected  that the Company  will sell its  ownership  interest in Skandia  Vida to SICL.  The
         Company has filed for required  regulatory  approvals from the State of Connecticut  and Mexico related to the sale of Skandia
         Vida.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A.       Basis of Reporting

                  The  accompanying  consolidated  financial  statements have been prepared in conformity  with  accounting  principles generally  accepted in the United  States  ("U.S.  GAAP").  Skandia  Vida has been  consolidated  in these  financial statements.  Intercompany  transactions  and balances  between the Company and Skandia Vida have been  eliminated  in consolidation.

                  Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

         B.       New Accounting Standard

                  Effective January 1, 2001, the Company adopted Statement of Financial  Accounting  Standards No. 133, "Accounting for
                  Derivative  Instruments  and Hedging  Activities,"  as amended by SFAS 137 and SFAS 138  (collectively  "SFAS  133").
                  Derivative instruments held by the Company consist of equity put option contracts utilized to

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  manage the economic risks associated with guaranteed  minimum death benefits ("GMDB").  These derivative  instruments are carried at fair value.  Realized and unrealized gains and losses are reported in the  Consolidated  Statements of
                  Income,  together with GMDB claims expense,  as a component of Guaranteed Minimum Death Benefit Claims, Net of Hedge.
                  The adoption of SFAS No. 133 did not have a material effect on the Company's financial statements.

                  Effective  April 1, 2001, the Company  adopted the Emerging  Issues Task Force ("EITF") Issue 99-20,  "Recognition of
                  Interest  Income and  Impairment on Purchased and Retained  Beneficial  Interests in Securitized  Financial  Assets."
                  Under the consensus,  investors in certain asset-backed  securities are required to record changes in their estimated yield on a prospective  basis and to evaluate these  securities for an other than temporary  decline in value. If the fair value of the  asset-backed  security has declined below its carrying  amount and the decline is determined to be other than  temporary,  the security is written  down to fair value.  The adoption of EITF Issue 99-20 did not have a significant effect on the Company's financial statements.

                  In July 2001, the Financial Accounting  Standards Board ("FASB") issued Statement of Financial Accounting  Standards.
                  No. 142  "Accounting  for  Goodwill  and  Intangible  Assets"  ("SFAS  142").  Under the new  standard,  goodwill and intangible  assets  deemed to have  indefinite  lives  will no  longer be  amortized  but will be  subject  to annual impairment  tests in accordance  with the new standard.  Other  intangible  assets will continue to be amortized over their useful lives.

                  The Company applied the new rules on the accounting for goodwill and other intangible  assets in the first quarter of
                  2002.  The adoption of SFAS 142 did not have a significant impact on the Company's financial statements.

C.       Investments

                  The Company has classified its fixed maturity  investments as  available-for-sale  and, as such,  they are carried at fair value with changes in unrealized gains and losses reported as a component of other comprehensive income.

                  The Company has classified its equity  securities  held in support of a deferred  compensation  plan (see Note 12) as available-for-sale.  Such  investments are carried at fair value with changes in unrealized gains and losses reported as a component of other comprehensive income.

                  Policy loans are carried at their unpaid principal balances.

                  Realized capital gains and losses on disposal of investments are determined by the specific identification method.

                  Other than  temporary  impairment  charges are  determined  based on an analysis  that is  performed on a security by security basis and includes quantitative and qualitative factors.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

D.       Derivative Instruments

                  The Company uses derivative instruments,  which consist of equity put option contracts, for risk management purposes, and not for trading or  speculation.  The Company  hedges the economic  GMDB exposure  associated  with equity market fluctuations.  As the equity markets decline,  the Company's  exposure to future GMDB claims  increases.  Conversely, as the equity  markets  increase  the  Company's  exposure to future GMDB claims  decreases.  The claims  exposure is reduced by the market value effect of the option contracts purchased.

                  Based on criteria  described in SFAS 133, the Company's fair value hedges do not qualify as  "effective"  hedges and, therefore,  hedge accounting may not be applied.  Accordingly,  the derivative  investments are carried at fair value with changes in unrealized  gains and losses being recorded in income as those changes occur.  As such, both realized and  unrealized  gains and losses are reported in the  Consolidated  Statements of Income,  together with GMDB claims expense, as a component of Guaranteed Minimum Death Benefit Claims, Net of Hedge.

                  As of  December  31,  2002 and 2001,  the  accumulated  difference  between  cost and market  value on the  Company's derivatives was an unrealized gain of $1,434 and an unrealized loss of $3,715,  respectively.  The amount of realized and unrealized  gains (losses) on the Company's  derivatives  recorded during the years ended December 31, 2002, 2001 and 2000 was $31,803, $12,027 and ($2,619), respectively.

E.       Cash Equivalents

                  The Company considers all highly liquid time deposits,  commercial paper and money market mutual funds purchased with a maturity date, at acquisition, of three months or less to be cash equivalents.

                  As of December 31, 2002,  $50 of cash  reflected on the Company's  financial  statements was restricted in compliance with regulatory requirements.

         F.       State Insurance Licenses

                  Licenses to do business  in all states have been  capitalized  and  reflected  at the  purchase  price of $6,000 less accumulated  amortization  of $2,038 at December 31, 2002.  Due to the adoption of SFAS 142, the cost of the licenses is no longer being  amortized but is subjected to an annual  impairment  test.  As of December 31, 2002,  the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore,  no impairment charge was required.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         G.       Income Taxes

                  The Company is  included in the  consolidated  federal  income tax return  filed by Skandia  U.S.  Inc.  and its U.S.
                  subsidiaries.  In  accordance  with the tax sharing  agreement,  the federal  income tax  provision  is computed on a separate return basis as adjusted for consolidated  items.  Pursuant to the terms of this agreement,  the Company has the right to recover  the value of losses  utilized  by the  consolidated  group in the year of  utilization.  To the extent the Company  generates  income in future years,  the Company is entitled to offset future taxes on that income through the application of its loss carry forward generated in the current year.

                  Deferred  income taxes reflect the net tax effects of temporary  differences  between the carrying  amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

         H.       Recognition of Revenue and Contract Benefits

                  Revenues for variable  deferred  annuity  contracts  consist of charges  against  contract  owner  account  values or separate accounts for mortality and expense risks,  administration  fees, surrender charges and an annual maintenance fee per  contract.  Revenues for  mortality  and expense  risk  charges and  administration  fees are  recognized  as assessed  against the contract  holder.  Surrender charge revenue is recognized when the surrender charge is assessed against the contract  holder at the time of surrender.  Annual  maintenance  fees are earned  ratably  throughout the year.

                  Benefit  reserves  for the  variable  investment  options on annuity  contracts  represent  the account  value of the contracts and are included in the separate account liabilities.

                  Fee income from mutual fund organizations is recognized when assessed against assets under management.

                  Revenues for variable  immediate  annuity and  supplementary  contracts  with life  contingencies  consist of certain charges against contract owner account values including  mortality and expense risks and  administration  fees. These charges and fees are recognized as revenue as assessed  against the contract  holder.  Benefit  reserves for variable immediate  annuity  contracts  represent the account value of the contracts and are included in the separate  account liabilities.

                  Revenues for the market value adjusted  fixed  investment  option on annuity  contracts  consist of separate  account investment  income reduced by amounts  credited to the contract  holder for interest.  This net spread is included in return credited to contract owners on the  consolidated  statements of income.  Benefit  reserves for these contracts represent the account value of the contracts plus a

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  market value  adjustment,  and are included in the general account reserve for future policy and contract benefits to the extent in excess of the separate account assets, typically for the market value adjustment at the reporting date.

                  Revenues for fixed immediate  annuity and fixed  supplementary  contracts without life  contingencies  consist of net investment  income,  reported as a component of return  credited to contract  owners.  Revenues  for fixed  immediate annuity contracts with life  contingencies  consist of single premium payments  recognized as annuity  considerations when  received.  Benefit  reserves for these  contracts  are based on  applicable  actuarial  standards  with assumed interest rates that vary by issue year and are included in the general account reserve for future policyand  contract benefits.  Assumed interest rates ranged from 6.25% to 8.25% at December 31, 2002 and 2001.

                  Revenues for variable life insurance  contracts  consist of charges against contract owner account values or separate accounts for  mortality  and expense risk fees,  administration  fees,  cost of insurance  fees,  taxes and surrender charges.  Certain  contracts also include charges  against  premium to pay state premium taxes.  All of these charges are recognized as revenue when assessed  against the contract  holder.  Benefit  reserves for variable life insurance contracts represent the account value of the contracts and are included in the separate account liabilities.

         I.       Deferred Acquisition Costs

                  The costs of acquiring new business,  which vary with and are primarily related to new business generated,  are being deferred,  net of reinsurance.  These costs include commissions,  purchase credits,  costs of contract issuance,  and certain selling expenses that vary with production.

                  The Company uses the retrospective  deposit method for amortizing deferred  acquisition costs. This method results in deferred  acquisition  costs being  amortized in proportion to expected  gross profits,  from  surrender  charges and policy and asset based fees,  net of operating  and claim  costs.  The  deferred  acquisition  cost asset is adjusted retrospectively  and prospectively  when estimates of current and future gross profits to be realized from a group of products are revised.  Critical assumptions in estimating gross profits include those for surrenders,  long-term fund growth rate,  expenses and death  benefits.  The long-term fund growth rate, in large part,  determines the estimated future asset  levels on which the most  significant  revenues are based.  The  Company's  long-term  fund growth rate assumption is 8% (net of charges  assessed  against the underlying  mutual fund,  but before charges  assessed at the separate account and contract  level).  When current period actual asset growth is greater or less than the Company's long-term  expectation,  the Company adjusts the short-term asset growth rate to a level that will allow the Company, in the  short-term,  to resume the  long-term  asset growth rate  expectation.  The  short-term  asset growth rate is subject to constraints surrounding actual market conditions.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  Details of deferred acquisition costs and related amortization for the years ended December 31, are as follows:

                                                                 2002            2001            2000
                  Balance at beginning of year              $   1,383,281   $   1,398,192   $   1,087,705
                  Acquisition costs deferred during the
                       year                                       244,322         209,136         495,103
                  Acquisition costs amortized during the
                       year                                      (510,059)       (224,047)       (184,616)
                  Balance at end of year                    $   1,117,544   $   1,383,281   $   1,398,192

                  As asset growth rates, during 2002 and 2001, have been far below the Company's long-term  assumption,  the adjustment to the  short-term  asset growth rate had risen to a level,  before being capped,  that in  management's  opinion was excessive in the current market  environment.  Based on an analysis of those short-term  rates, the related estimates of future gross profits and an impairment  study,  management of the Company  determined  that the  short-term  asset growth rate should be reset to the level of the long-term  growth rate  expectation  as of September  30, 2002.  This resulted in an acceleration of amortization of approximately $206,000.

                  Throughout the year, the Company also updated its future  estimated  gross profits with respect to certain  mortality assumptions  reflecting  actual  experience and the decline in the equity markets  resulting in additional  increased amortization of approximately $72,000.

         J.       Reinsurance

                  The Company cedes reinsurance  under modified  co-insurance  arrangements.  These  reinsurance  arrangements  provide additional  capacity for growth in supporting the cash flow strain from the Company's  variable  annuity and variable life insurance business.  The reinsurance is effected under quota share contracts.

                  At December 31, 2002 and 2001, in accordance with the provisions of the modified coinsurance agreements,  the Company accrued approximately $5,447 and $7,733,  respectively,  for amounts receivable from favorable reinsurance experience on certain blocks of variable annuity business.

         K.       Translation of Foreign Currency

                  The financial  position and results of operations of Skandia Vida are measured using local currency as the functional currency.  Assets and  liabilities  are  translated  at the exchange rate in effect at each  year-end.  Statements of income and changes in  shareholder's  equity accounts are translated at the average rate prevailing  during the year.
                  Translation  adjustments  arising  from the use of differing  exchange  rates from period to period are reported as a component of other comprehensive income.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         L.       Separate Accounts

                  Assets and  liabilities  in separate  accounts are included as separate  captions in the  consolidated  statements of financial  condition.  Separate account assets consist  principally of long term bonds,  investments in mutual funds, short-term  securities and cash and cash  equivalents,  all of which are carried at fair value.  The  investments are managed predominately through ASISI,  utilizing various fund managers as sub-advisors.  The remaining investments are managed by independent  investment  firms. The contract holder has the option of directing funds to a wide variety of investment  options,  most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contract  holder.  Fixed  options with minimum  guaranteed  interest  rates are also  available.  The
                  Company bears the credit risk associated with the investments that support these fixed options.

                  Included in Separate  Account  liabilities  are reserves of $1,828,048  and $1,092,944 at December 31, 2002 and 2001,
                  respectively,  relating to deferred  annuity  investment  options for which the contract holder is guaranteed a fixed rate of return.  These reserves are calculated using the Commissioners  Annuity Reserve  Valuation  Method.  Separate
                  Account  assets of  $1,828,048  and  $1,092,944  at December  31, 2002 and 2001,  respectively,  consisting  of fixed maturities, equity securities,  short-term securities, cash and cash equivalents,  accrued investment income, accrued liabilities  and amounts due to/from the General Account are held in support of these annuity  obligations,  pursuant to state regulation.

                  Included in the general  account,  within  Reserves  for Future  Policy and  Contract  Benefits,  is the market value adjustment  associated with the guaranteed,  fixed rate investment  options,  assuming the market value adjustment at the reporting date.

                  Net investment  income (including net realized capital gains and losses) and interest credited to contract holders on separate account assets are not separately reflected in the Consolidated Statements of Income.

M.       Unearned Performance Credits

                  The Company defers certain bonus credits  applied to contract holder  deposits.  The credit is reported as a contract holder  liability  within separate  account  liabilities and the deferred expense is reported as a component of other assets.  As the contract  holder must keep the contract  in-force for 10 years to earn the bonus credit,  the Company amortizes  the deferred  expense on a  straight-line  basis over 10 years.  If the  contract  holder  surrenders  the contract or the  contract  holder  dies prior to the end of 10 years,  the bonus  credit is returned to the  Company.
                  This component of the bonus credit is amortized in proportion to expected  surrenders  and mortality.  As of December
                  31, 2002 and 2001, the unearned performance credit asset was $83,288 and $89,234, respectively.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         N.       Estimates

                  The  preparation of financial  statements in conformity  with U.S. GAAP requires that  management  make estimates and assumptions  that affect the reported  amount of assets and  liabilities at the date of the financial  statements and the reported  amounts of revenues and expenses  during the  reporting  period.  The more  significant  estimates  and assumptions  are related to deferred  acquisition  costs and involve  estimates of future policy  lapses,  investment returns and maintenance expenses.  Actual results could differ from those estimates.

3.       INVESTMENTS

         The  amortized  cost,  gross  unrealized  gains and  losses  and fair  value of fixed  maturities  and  investments  in equity securities  as of  December  31,  2002 and 2001 are shown  below.  All  securities  held at  December  31,  2002 and 2001 were publicly traded.

         Investments in fixed maturities as of December 31, 2002 consisted of the following:

                                                                     Gross          Gross
                                                    Amortized     Unrealized     Unrealized
                                                      Cost           Gains         Losses       Fair Value
         U.S. Government obligations              $    270,969   $    15,658       $    (78)   $    286,549
         Obligations of state and political
           subdivisions                                    253             9             (1)            261
         Corporate securities                          108,200         3,631            (40)        111,791
              Totals                              $    379,422   $    19,298       $   (119)   $    398,601

         The  amortized  cost and fair value of fixed  maturities,  by  contractual  maturity,  at December  31, 2002 are shown  below.
         Actual maturities may differ from contractual maturities due to call or prepayment provisions.

                                                       Amortized
                                                          Cost      Fair Value
         Due in one year or less                      $    12,793   $    12,884
         Due after one through five years                 165,574       171,830
         Due after five through ten years                 186,609       198,913
         Due after ten years                               14,446        14,974
           Total                                      $   379,422   $   398,601

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

3.       INVESTMENTS (continued)

         Investments in fixed maturities as of December 31, 2001 consisted of the following:

                                                                     Gross          Gross
                                                    Amortized     Unrealized     Unrealized
                                                      Cost           Gains         Losses       Fair Value
         U.S. Government obligations                 $198,136         $2,869          $(413)      $200,592
         Obligations of state and political
           subdivisions                                   252              8              -            260
         Corporate securities                         158,494          4,051           (566)       161,979
              Totals                                 $356,882         $6,928          $(979)      $362,831

         Proceeds  from sales of fixed  maturities  during 2002,  2001 and 2000 were  $367,213,  $386,816 and  $302,632,  respectively.
         Proceeds from maturities during 2002, 2001 and 2000 were $50, $4,000 and $1,104, respectively.

         The cost, gross unrealized gains/losses and fair value of investments in equity securities at December 31 are shown below:

                                                           Gross          Gross
                                                        Unrealized     Unrealized        Fair
                                            Cost           Gains         Losses          Value
         2002                             $ 52,017         $ 136        $    (384)     $ 51,769
         2001                             $  49,886        $ 122        $ (4,925)      $ 45,083

         Net realized  investment gains (losses),  determined on a specific  identification  basis, were as follows for the years ended
         December 31:

                                                          2002          2001           2000
         Fixed maturities:
           Gross gains                                $    8,213      $  8,849       $  1,002
           Gross losses                                   (4,468)       (4,387)        (3,450)

         Investment in equity securities:
           Gross gains                                        90           658          1,913
           Gross losses                                  (13,451)       (4,192)          (153)

              Totals                                  $   (9,616)     $    928       $   (688)

         During 2002, the Company  determined that certain amounts of its investment in equity  securities were other than  temporarily impaired and, accordingly, recorded a loss of $3,769.

         As of December 31, 2002, the Company did not own any  investments in fixed maturity  securities  whose carrying value exceeded
         10% of the Company's equity.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

3.       INVESTMENTS (continued)

         As of December 31, 2002, the following fixed maturities were restricted in compliance with regulatory requirements:

         Security                                                      Fair Value
         U.S. Treasury Note, 6.25%, February 2003                           $4,345
         U.S. Treasury Note, 3.00%, November 2003                              183
         Puerto Rico Commonwealth, 4.60%, July 2004                            210
         Puerto Rico Commonwealth, 4.875%, July 2023                            52

4.       FAIR VALUES OF FINANCIAL INSTRUMENTS

         The methods and assumptions used to determine the fair value of financial instruments are as follows:

         Fair values of fixed  maturities  with active markets are based on quoted market prices.  For fixed  maturities  that trade in less active markets, fair values are obtained from an independent pricing service.

         Fair values of equity securities are based on quoted market prices.

         The fair value of derivative instruments is determined based on the current value of the underlying index.

         The  carrying  value of cash and cash  equivalents  (cost)  approximates  fair  value  due to the  short-term  nature of these investments.

         The carrying value of policy loans approximates fair value.

         Fair value of future fees payable to ASI are determined on a discounted  cash flow basis,  using best estimate  assumptions of lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management.

         The carrying value of short-term borrowings (cost) approximates fair value due to the short-term nature of these liabilities.

         Fair value of surplus notes are  determined  based on a discounted  cash flow basis with a projected  payment of principal and all accrued interest at the maturity date (see Note 14 for payment restrictions).

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

4.       FAIR VALUES OF FINANCIAL INSTRUMENTS (continued)

         The fair values and carrying values of financial instruments at December 31, 2002 and 2001 are as follows:

                                                   December 31, 2002                December 31, 2001
                                             Fair Value     Carrying Value    Fair Value     Carrying Value
                                           -------------- ------------------ ------------- ------------------
                                           -------------- ------------------ ------------- ------------------
        Assets
        Fixed Maturities                         $398,601           $398,601      $362,831           $362,831
        Equity Securities                          51,769             51,769        45,083             45,083
        Derivative Instruments                     10,370             10,370         5,525              5,525
        Policy Loans                                7,559              7,559         6,559              6,559

        Liabilities
        Future Fees Payable to ASI                429,773            708,249       546,357            799,472
        Short-term Borrowing                       10,000             10,000        10,000             10,000
        Surplus Notes and accrued
           interest of $29,230 and
           $25,829 in 2002 and 2001,
           respectively                           140,777            139,230       174,454            169,829

5.       NET INVESTMENT INCOME

         The sources of net investment income for the years ended December 31 were as follows:

                                                          2002          2001           2000
         Fixed maturities                              $  18,015     $  18,788      $  13,502
         Cash and cash equivalents                         1,116           909          5,209
         Equity securities                                   809           622             99
         Policy loans                                        403           244             97
         Total investment income                          20,343        20,563         18,907
         Investment expenses                                (711)         (437)          (312)
         Net investment income                         $19,632       $  20,126      $  18,595

6.       INCOME TAXES

         The significant components of income tax expense for the years ended December 31 were as follows:

                                                            2002          2001         2000
         Current tax benefit                            $    (3,739)   $  (39,047)  $   (29,244)
         Deferred tax expense, excluding operating
           loss carryforwards                                35,915        60,587        60,023
         Deferred tax benefit for operating and
           capital loss carryforwards                      (134,986)      (14,372)            -
              Total income tax (benefit) expense        $  (102,810)   $    7,168   $    30,779

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                             Notes to Consolidated Financial Statements (continued)

6.       INCOME TAXES (continued)

         Deferred tax assets (liabilities) include the following at December 31:

                                                           2002          2001
         Deferred tax assets:
           GAAP to tax reserve differences             $   165,348   $   241,503
           Future fees payable to ASI                       21,475        63,240
           Deferred compensation                            20,603        20,520
           Net operating loss carry forward                147,360        14,372
           Other                                             6,530        17,276
              Total deferred tax assets                    361,316       356,911

         Deferred tax liabilities:
           Deferred acquisition costs, net                (312,933)     (404,758)
           Net unrealized gains on fixed
              maturity securities                           (6,713)       (2,082)
           Other                                            (3,464)       (5,051)
              Total deferred tax liabilities              (323,110)     (411,891)
                Net deferred tax asset (liability)     $    38,206   $   (54,980)

         In  accordance  with SFAS 109, the Company has  performed  an analysis of its  deferred  tax assets to assess  recoverability.
         Looking at a variety  of items,  most  notably,  the timing of the  reversal  of  temporary  items and future  taxable  income projections, the Company determined that no valuation allowance is needed.

         The income tax (benefit)  expense was different from the amount computed by applying the federal  statutory tax rate of 35% to pre-tax income from continuing operations as follows:

                                                                   2002            2001           2000
         (Loss) income before taxes
           Domestic                                           $   (265,361)   $   42,886      $   98,136
           Foreign                                                  (2,706)       (2,619)         (2,540)
           Total                                                  (268,067)       40,267          95,596
           Income tax rate                                              35%           35%             35%
         Tax (benefit) expense at federal statutory income
           tax rate                                                (93,823)       14,093          33,459

         Tax effect of:
           Dividend received deduction                             (12,250)       (8,400)         (7,350)
           Losses of foreign subsidiary                                947           917             889
           Meals and entertainment                                     603           603             841
           State income taxes                                            -           (62)           (524)
           Federal provision to return differences                     709          (177)          3,235
           Other                                                     1,004           194             229
              Income tax (benefit) expense                    $   (102,810)   $    7,168      $   30,779

         The Company's net operating loss carry forwards,  totaling  approximately $421,029 (pre-tax) at December 31, 2002, will expire in 2016 and 2017.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

7.       COST ALLOCATION AGREEMENTS WITH AFFILIATES

         Certain  operating  costs  (including  rental of office space,  furniture,  and equipment) have been charged to the Company at cost by American Skandia Information  Services and Technology  Corporation  ("ASIST"),  an affiliated company.  ASLAC signed a written  service  agreement with ASIST for these services  executed and approved by the  Connecticut  Insurance  Department in
         1995.  This agreement  automatically  continues in effect from year to year and may be terminated by either party upon 30 days written notice.  The Company has also paid and charged  operating  costs to several of its  affiliates.  The total cost to the
         Company  for these items was  $8,177,  $6,179 and $13,974 in 2002,  2001 and 2000,  respectively.  Income  received  for these items was approximately $13,052, $13,166 and $11,186 in 2002, 2001 and 2000, respectively.

         Allocated  depreciation expense was $7,440,  $8,764 and $9,073 in 2002, 2001 and 2000,  respectively.  Allocated lease expense was  $5,808,  $6,517 and $5,606 in 2002,  2001 and 2000,  respectively.  Allocated  sub-lease  rental  income,  recorded  as a reduction to lease  expense,  was $738, $30 and $0 in 2002,  2001 and 2000,  respectively.  Assuming that the written  service agreement  between ASLAC and ASIST  continues  indefinitely,  ASLAC's  allocated  future  minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2002 are as follows:

                                                                       Lease         Sub-Lease
                                  2003                            $     4,847      $     1,616
                                  2004                                  5,275            1,773
                                  2005                                  5,351            1,864
                                  2006                                  5,328            1,940
                                  2007                                  5,215            1,788
                                  2008 and thereafter                  19,629            7,380
                                  Total                           $    45,645      $    16,361

         Beginning in 1999,  the Company was  reimbursed by ASM for certain  distribution  related costs  associated  with the sales of business  through an investment  firm where ASM serves as an introducing  broker dealer.  Under this  agreement,  the expenses reimbursed were $8,255,  $6,610 and $6,064 in 2002,  2001 and 2000,  respectively.  As of December 31, 2002 and 2001,  amounts receivable under this agreement were approximately $458 and $639, respectively.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

8.       FUTURE FEES PAYABLE TO ASI

         In a series of  transactions  with ASI,  the  Company  transferred  certain  rights to  receive a portion  of future  fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

         The proceeds  from the  transfers  have been recorded as a liability  and are being  amortized  over the  remaining  surrender charge  period of the  designated  contracts  using the  interest  method.  The Company did not  transfer the right to receive future fees and charges after the expiration of the surrender charge period.

         In  connection  with  these  transactions,  ASI,  through  special  purpose  trusts,  issued  collateralized  notes in private placements, which are secured by the rights to receive future fees and charges purchased from the Company.

         Under the terms of the securitization  purchase  agreements,  the rights  transferred  provide for ASI to receive a percentage
         (60%,  80% or 100%  depending on the  underlying  commission  option) of future  mortality and expense  charges and contingent deferred  sales  charges,  after  reinsurance,  expected to be realized  over the  remaining  surrender  charge  period of the designated  contracts  (generally 6 to 8 years).  The  liability  for future fees payable to ASI at the balance  sheet date is based on the consideration  received less principal repayments according to amortization  schedules that were developed at the inception of the  transactions.  If actual  mortality and expense charges and contingent  deferred sales charges are less than those  projected in the original  amortization  schedules,  calculated  on a  transaction  by  transaction  basis,  ASI has no recourse against the Company.  As account values associated with the designated  contracts have declined,  consistent with the overall  decline in the equity  markets,  current  mortality  and  expense  charges  have been lower than  expected on certain transactions  and it is likely that future  mortality  and expense  charges,  on those same  transactions,  will be lower than originally  projected.  As a result,  the ultimate cash flows associated with these transactions that will transfer to ASI may be lower than the current carrying amount of the liability (see Note 4).

         On April 12, 2002,  the Company  entered into a new  securitization  purchase  agreement  with ASI.  This  transaction  covers designated  blocks of business  issued from November 1, 2000 through  December 31, 2001.  The  estimated  present value of the transaction at April 12, 2002, using a discount rate of 6.00%, was $101,713.

         Payments,  representing fees and charges in the aggregate amount, of $186,810,  $207,731 and $219,523 were made by the Company to ASI in 2002, 2001 and 2000,  respectively.  Related interest expense of $828,  $59,873 and $70,667 has been included in the consolidated statements of income for 2002, 2001 and 2000, respectively.

         The  Commissioner  of the State of  Connecticut  has approved the transfer of future fees and charges;  however,  in the event that the Company becomes subject to an order of liquidation or  rehabilitation,  the  Commissioner has the ability to restrict the payments due to ASI, into a restricted account, under the Purchase Agreement subject to certain terms and conditions.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

8.       FUTURE FEES PAYABLE TO ASI (continued)

         The present values of the transactions as of the respective effective date were as follows:

                              Closing      Effective        Contract Issue        Discount       Present
           Transaction         Date          Date               Period              Rate          Value

             1996-1           12/17/96        9/1/96        1/1/94 - 6/30/96        7.5%          $50,221
             1997-1            7/23/97        6/1/97        3/1/96 - 4/30/97        7.5%           58,767
             1997-2           12/30/97       12/1/97        5/1/95 - 12/31/96       7.5%           77,552
             1997-3           12/30/97       12/1/97        5/1/96 - 10/31/97       7.5%           58,193
             1998-1            6/30/98        6/1/98        1/1/97 - 5/31/98        7.5%           61,180
             1998-2           11/10/98       10/1/98        5/1/97 - 8/31/98        7.0%           68,573
             1998-3           12/30/98       12/1/98        7/1/96 - 10/31/98       7.0%           40,128
             1999-1            6/23/99        6/1/99        4/1/94 - 4/30/99        7.5%          120,632
             1999-2           12/14/99       10/1/99       11/1/98 - 7/31/99        7.5%          145,078
             2000-1            3/22/00        2/1/00        8/1/99 - 1/31/00        7.5%          169,459
             2000-2            7/18/00        6/1/00        2/1/00 - 4/30/00        7.25%          92,399
             2000-3           12/28/00       12/1/00        5/1/00 - 10/31/00       7.25%         107,291
             2000-4           12/28/00       12/1/00        1/1/98 - 10/31/00       7.25%         107,139
             2002-1            4/12/02        3/1/02       11/1/00 - 12/31/01       6.00%         101,713

         Payments of future fees payable to ASI, according to original amortization schedules, as of December 31, 2002 are as follows:

                                          Year         Amount

                                          2003      $   186,854
                                          2004          171,093
                                          2005          147,902
                                          2006          117,761
                                          2007           66,270
                                          2008           18,369
                                          Total     $   708,249

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

9.       LEASES

         The Company  entered into an eleven year lease  agreement  for office space in  Westminster,  Colorado,  effective  January 1,
         2001.  Lease expense for 2002 and 2001 was $2,583 and $1,602,  respectively.  Sub-lease  rental income was $227 in 2002 and $0 in 2001.  Future  minimum  lease  payments  and  sub-lease  receipts  per year and in aggregate as of December 31, 2002 are as follows:

                                                                       Lease           Sub-Lease
                                   2003                          $    1,913         $      426
                                   2004                               1,982                455
                                   2005                               2,050                500
                                   2006                               2,050                533
                                   2007                               2,050                222
                                   2008 and thereafter                8,789                  0
                                   Total                         $   18,834         $    2,136

10.      RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Statutory basis shareholder's equity was $279,957 and $226,780 at December 31, 2002 and 2001, respectively.

         The Company  incurred  statutory  basis net losses in 2002 of $192,474  due  primarily to  significant  declines in the equity markets,  increasing GMDB reserves  calculated on a statutory  basis.  Statutory  basis net losses for 2001 were $121,957,  as compared to income of $11,550 in 2000.

         Under various state insurance  laws, the maximum amount of dividends that can be paid to  shareholders  without prior approval of the state  insurance  department is subject to  restrictions  relating to statutory  surplus and net gain from  operations.
         For 2003, no amounts may be distributed without prior approval.

11.      STATUTORY ACCOUNTING PRACTICES

         The Company  prepares its statutory basis  financial  statements in accordance  with  accounting  practices  prescribed by the
         State of Connecticut  Insurance  Department.  Prescribed  statutory  accounting practices include publications of the National
         Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules.

         The NAIC adopted the  Codification of Statutory  Accounting  Principles  (Codification)  in March 1998. The effective date for codification  was January 1, 2001. The Company's  state of domicile,  Connecticut,  has adopted  codification  and the Company has made the necessary changes in its statutory  accounting and reporting required for  implementation.  The overall impact of adopting  codification in 2001 was a one-time,  cumulative change in accounting benefit recorded directly in statutory surplus of $12,047.

         In addition,  during 2001, based on a recommendation from the State of Connecticut Insurance  Department,  the Company changed its statutory method of accounting for its

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

11.      STATUTORY ACCOUNTING PRACTICES (continued)

         liability  associated  with  securitized  variable  annuity  fees.  Under the new  method of  accounting,  the  liability  for securitized  fees is established  consistent with the method of accounting for the liability  associated with variable annuity fees ceded under  reinsurance  contracts.  This equates to the statutory  liability at any  valuation  date being equal to the
         Commissioners  Annuity  Reserve  Valuation  Method  (CARVM) offset related to the  securitized  contracts.  The impact of this change in accounting,  representing  the difference in the liability  calculated under the old method versus the new method as of January 1, 2001,  was  reported as a  cumulative  effect of change in  accounting  benefit  recorded  directly in statutory surplus of approximately $20,215.

         In 2001, the Company, in agreement with the Connecticut Insurance  Department,  changed its reserving methodology to recognize free  partial  withdrawals  and to reserve  on a  "continuous"  rather  than  "curtate"  basis.  The impact of these  changes, representing  the difference in reserves  calculated  under the new methods versus the old methods,  was recorded  directly to surplus as changes in reserves on account of  valuation  basis.  This  resulted  in an increase to the  unassigned  deficit of approximately $40,511.

         Effective  January 1, 2002, the Company  adopted  Statement of Statutory  Accounting  Principles No. 82,  "Accounting  for the
         Costs of Computer  Software  Developed  or Obtained  for Internal Use and Web Site  Development  Costs"  ("SSAP 82").  SSAP 82
         requires the  capitalization  of certain costs  incurred in  connection  with  developing or obtaining  internal use software.
         Prior to the adoption of SSAP 82, the Company  expensed all internal use software  related costs as incurred.  The Company has identified and capitalized  $5,935 of costs  associated with internal use software as of January 1, 2002 and is amortizing the applicable costs on a straight-line  basis over a three year period.  The costs  capitalized as of January 1, 2002 resulted in a direct increase to surplus.  Amortization expense for the year ended December 31, 2002 was $757.

12.      EMPLOYEE BENEFITS

         The Company has a 401(k) plan for which  substantially  all employees are eligible.  Under this plan,  the Company  provides a
         50% match on employees'  contributions up to 6% of an employee's  salary (for an aggregate match of up to 3% of the employee's salary).  Additionally,  the Company may contribute  additional  amounts based on  profitability of the Company and certain of its  affiliates.  Expenses  related  to this  program  in 2002,  2001 and 2000 were $719,  $2,738  and  $3,734,  respectively.
         Company  contributions  to this plan on behalf of the  participants  were  $921,  $2,549  and  $4,255 in 2002,  2001 and 2000, respectively.

         The Company has a deferred  compensation  plan,  which is available to the field marketing staff and certain other  employees.
         Expenses related to this program in 2002, 2001 and 2000 were $3,522,  $1,615 and $1,030,  respectively.  Company contributions to this plan on behalf of the participants were $5,271, $1,678 and $2,134 in 2002, 2001 and 2000, respectively.

         The  Company  and  certain  affiliates  cooperatively  have a  long-term  incentive  program  under which units are awarded to executive  officers  and other  personnel.  The Company and  certain  affiliates  also have a profit  sharing  program,  which benefits all employees

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

12.      EMPLOYEE BENEFITS (continued)

         below the  officer  level.  These  programs  consist  of  multiple  plans  with new plans  instituted  each  year.  Generally, participants  must remain  employed by the  Company or its  affiliates  at the time such units are payable in order to receive any payments  under the programs.  The accrued  liability  representing  the value of these units was $7,083 and $13,645 as of
         December 31, 2002 and 2001,  respectively.  Expenses  (income)  related to these programs in 2002, 2001 and 2000, were $1,471,
         ($9,842) and $2,692,  respectively.  Payments  under these  programs were $8,033,  $8,377 and $13,697 in 2002,  2001 and 2000, respectively.

13.      FINANCIAL REINSURANCE

         The Company cedes  insurance to other  insurers in order to fund the cash strain  generated from  commission  costs on current sales and to limit its risk exposure.  The Company uses modified  coinsurance  reinsurance  arrangements whereby the reinsurer shares in the experience of a specified  book of business.  These  reinsurance  transactions  result in the Company  receiving from the reinsurer an upfront ceding  commission on the book of business ceded in exchange for the reinsurer  receiving in the future,  the future fees  generated  from that book of  business.  Such  transfer  does not relieve the Company of its primary liability and, as such,  failure of reinsurers to honor their  obligation  could result in losses to the Company.  The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

         The effect of reinsurance for the 2002, 2001 and 2000 was as follows:

        2002                                                            Gross          Ceded           Net
        Annuity and life insurance charges and fees                 $   406,272     $   (36,268)  $   370,004
        Return credited to contract owners                          $     5,221     $       (25)  $     5,196
        Underwriting, acquisition and other insurance
        expenses (deferal of acquisition costs)                     $   154,588     $    34,140   $   188,728
        Amortization of deferred acquisition costs                  $   542,945     $   (32,886)  $   510,059

        2001
        Annuity and life insurance charges and fees                 $   430,914     $   (42,218)  $   388,696
        Return credited to contract owners                          $     5,704     $        92   $     5,796
        Underwriting, acquisition and other insurance
        expenses (deferral of acquisition costs)                    $   163,677     $    33,078   $   196,755
        Amortization of deferred acquisition costs                  $   231,290     $    (7,243)  $   224,047

        2000
        Annuity and life insurance charges and fees                 $   473,318     $   (48,740)  $   424,578
        Return credited to contract owners                          $     8,540     $       (77)  $     8,463
        Underwriting, acquisition and other insurance
        expenses (deferral of acquisition costs)                    $   108,399     $    42,198   $   150,597
        Amortization of deferred acquisition costs                  $   205,174     $   (20,558)  $   184,616

         In December 2000,  the Company  entered into a modified  coinsurance  agreement with SICL covering  certain  contracts  issued since January 1996.  The impact of this treaty to the

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

13.      FINANCIAL REINSURANCE (continued)

         Company was pre-tax  (loss)  income of  ($4,137),  $8,394 and $23,341 in 2002,  2001 and 2000,  respectively.  At December 31,
         2002 and 2001, $675 and $1,137, respectively, was receivable from SICL under this agreement.

14.      SURPLUS NOTES

         The Company has issued  surplus  notes to ASI in exchange  for cash.  Surplus  notes  outstanding  as of December 31, 2002 and
         2001, and interest expense for 2002, 2001 and 2000 were as follows:

                                                     Liability as of
                                                      December 31,                    Interest Expense
                                   Interest                                            For the Years
            Note Issue Date          Rate          2002          2001          2002         2001         2000
         ----------------------    ---------     ----------    ----------    ---------    ---------    ---------
         ----------------------    ---------     ----------

         February 18, 1994           7.28%               -             -             -            -          732
         March 28, 1994              7.90%               -             -             -            -          794
         September 30, 1994          9.13%               -             -             -        1,282        1,392
         December 19, 1995           7.52%               -        10,000           520          763          765
         December 20, 1995           7.49%               -        15,000           777        1,139        1,142
         December 22, 1995           7.47%               -         9,000           465          682          684
         June 28, 1996               8.41%          40,000        40,000         3,411        3,411        3,420
         December 30, 1996           8.03%          70,000        70,000         5,699        5,699        5,715
                                                 ----------    ----------    ---------    ---------    ---------
                                                 ----------    ----------    ---------    ---------    ---------

         Total                                    $110,000      $144,000       $10,872      $12,976      $14,644
                                                 ==========    ==========    =========    =========    =========

         On September 6, 2002,  surplus notes for $10,000,  dated  December 19, 1995,  $15,000,  dated  December 20, 1995,  and $9,000, dated  December 22,  1995,  were  repaid.  On December 3, 2001, a surplus  note,  dated  September  30, 1994,  for $15,000 was repaid.  On December 27, 2000,  surplus notes for $10,000,  dated February 18, 1994, and $10,000,  dated March 28, 1994,  were repaid.  All surplus notes mature seven years from the issue date.

         Payment of interest and repayment of principal for these notes is subject to certain  conditions  and require  approval by the
         Insurance  Commissioner  of the State of Connecticut.  At December 31, 2002 and 2001,  $29,230 and $25,829,  respectively,  of accrued interest on surplus notes was not permitted for payment under these criteria.

15.      SHORT-TERM BORROWING

         The  Company  had a  $10,000  short-term  loan  payable  to ASI at  December  31,  2002 and 2001 as part of a  revolving  loan agreement.  The loan had an interest  rate of 1.97% and matured on January 13,  2003.  The loan was  subsequently  rolled over with a new  interest  rate of 1.82% and a new  maturity  date of March 13,  2003.  The loan was further  extended to April 30,
         2003 and a new interest rate of 1.71%.  The total  related  interest  expense to the Company was $271,  $522 and $687 in 2002,
         2001 and 2000, respectively.  Accrued interest payable was $10 and $113 as of December 31, 2002 and 2001, respectively.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

15.      SHORT-TERM BORROWING (continued)

         On January 3, 2002,  the Company  entered  into a $150,000  credit  facility  with ASI.  This credit  facility  terminates  on
         December 31, 2005 and bears  interest at the offered rate in the London  interbank  market (LIBOR) plus 0.35 percent per annum for the relevant  interest  period.  Interest  expense related to these  borrowings was $2,243 for the year ended December 31,
         2002.  As of December 31, 2002, no amount was outstanding under this credit facility.

16.      CONTRACT WITHDRAWAL PROVISIONS

         Approximately  99% of the Company's  separate account  liabilities are subject to discretionary  withdrawal by contract owners at market value or with market value  adjustment.  Separate  account assets,  which are carried at fair value, are adequate to pay such  withdrawals,  which are generally  subject to surrender  charges ranging from 10% to 1% for contracts held less than
         10 years.

17.      RESTRUCTURING CHARGES

         On March 22,  2001 and  December  3, 2001,  the  Company  announced  separate  plans to reduce  expenses  to better  align its operating  infrastructure  with the current investment market  environment.  As part of the two plans, the Company's workforce was  reduced by  approximately  140  positions  and 115  positions,  respectively,  affecting  substantially  all areas of the
         Company.  Estimated  pre-tax  severance  benefits  of $8,500  have been  charged  against  2001  operations  related  to these reductions.  These  charges  have been  reported in the  Consolidated  Statements  of Income as a component  of  Underwriting,
         Acquisition and Other Insurance Expenses. As of December 31, 2002 and 2001, the remaining  restructuring  liability,  relating primarily to the December 3, 2001 plan, was $12 and $4,104, respectively.

18.      COMMITMENTS AND CONTINGENT LIABILITIES

         In recent years, a number of annuity  companies have been named as defendants in class action lawsuits  relating to the use of variable  annuities as funding vehicles for tax- qualified  retirement  accounts.  The Company is currently a defendant in one such lawsuit.  A purported class action  complaint was filed in the United States District Court for the Southern  District of
         New York on  December  12,  2002,  by Diane C.  Donovan  against  the Company  and  certain of its  affiliates  (the  "Donovan
         Complaint").  The  Donovan  Complaint  seeks  unspecified  compensatory  damages  and  injunctive  relief from the Company and certain of its  affiliates.  The Donovan  Complaint  claims that the Company and certain of its  affiliates  violated  federal securities laws in marketing  variable  annuities.  This litigation is in the preliminary  stages.  The Company  believes this action is without merit, and intends to vigorously defend against this action.

         The  Company  is also  involved  in other  lawsuits  arising,  for the most  part,  in the  ordinary  course  of its  business operations.  While the  outcome of these  other  lawsuits  cannot be  determined  at this  time,  after  consideration  of the defenses available to the Company,  applicable insurance coverage and any related reserves  established,  these other lawsuits are not expected to result in  liability  for amounts  material to the  financial  condition  of the Company,  although it may adversely affect results of operations in future periods.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

18.      COMMITMENTS AND CONTINGENT LIABILITIES (continued)

         As discussed  previously,  on December 19, 2002, SICL entered into a definitive purchase agreement (the "Purchase  Agreement")
         to sell its  ownership  interest in the Company and certain  affiliates  to  Prudential  Financial  for  approximately  $1.265 billion.  The closing of this  transaction,  which is conditioned  upon certain  customary  regulatory and other approvals and conditions, is expected in the second quarter of 2003.

         The purchase  price that was agreed to between SICL and  Prudential  Financial was based on a September 30, 2002  valuation of the Company and certain  affiliates.  As a result,  assuming the transaction  closes,  the economics of the Company's business from  September  30, 2002 forward will inure to the benefit or detriment  of  Prudential  Financial.  Included in the Purchase
         Agreement,  SICL has agreed to indemnify  Prudential  Financial  for certain  liabilities  that may arise  relating to periods prior to  September  30,  2002.  These  liabilities  generally  include  market  conduct  activities,  as well as contract and regulatory compliance (referred to as "Covered Liabilities").

         Related to the  indemnification  provisions  contained  in the  Purchase  Agreement,  SICL has signed,  for the benefit of the
         Company,  an indemnity  letter,  effective  December 19, 2002, to make the Company whole for certain Covered  Liabilities that come to  fruition  during  the  period  beginning  December  19,  2002 and  ending  with the  close of the  transaction.  This indemnification  effectively  transfers the risk associated with those Covered Liabilities from the Company to SICL concurrent with the signing of the definitive purchase agreement rather than waiting until the transaction closes.

19.      SEGMENT REPORTING

         Assets under  management and sales for products  other than variable  annuities  have not been  significant  enough to warrant full segment disclosures as required by SFAS 131,  "Disclosures about Segments of an Enterprise and Related  Information," and
         the Company does not  anticipate  that they will be so in the future due to changes in the Company's  strategy to focus on its core variable annuity business.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

20.      QUARTERLY FINANCIAL DATA (UNAUDITED)

         The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2002                      March 31       June 30       Sept. 30        Dec. 31
        Premiums and other insurance revenues*    $   118,797   $    126,614   $    115,931   $    108,488
        Net investment income                           4,965          4,714          5,128          4,825
        Net realized capital losses                    (1,840)        (1,584)        (2,327)        (3,863)
        Total revenues                                121,922        129,744        118,732        109,450
        Benefits and expenses*                        112,759        160,721        323,529        150,906
        Pre-tax net income (loss)                       9,163        (30,977)      (204,797)       (41,456)
        Income tax expense (benefit)                    1,703        (11,746)       (72,754)       (20,013)
        Net income (loss)                         $     7,460   $    (19,231)  $   (132,043)  $    (21,443)

         *        For the quarters ended March 31, 2002 and June 30, 2002, the Company had overstated  premiums ceded in revenues.  The above presentation  reflects an equal and offsetting  reclassification of these amounts to benefits and expenses with no net income impact.

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2001                      March 31       June 30       Sept. 30        Dec. 31
        Premiums and other insurance revenues***  $   130,885   $    128,465   $    122,708   $    119,604
        Net investment income**                         5,381          4,997          5,006          4,742
        Net realized capital gains (losses)             1,902            373            376         (1,723)
        Total revenues                                138,168        133,835        128,090        122,623
        Benefits and expenses**  ***                  122,729        110,444        123,307        125,969
        Pre-tax net income (loss)                      15,439         23,391          4,783         (3,346)
        Income tax expense (benefit)                    4,034          7,451           (480)        (3,837)
        Net income                                $    11,405   $     15,940   $      5,263   $        491

         **       For the quarters  ended March 31, 2001,  June 30, 2001 and  September 30, 2001,  the Company had reported  investment
                  performance   associated  with  its  derivatives  as  net  investment  income.  The  above  presentation  reflects  a reclassification of these amounts to benefits and expenses.
         ***      For the  quarters  ended  September  30, 2001 and December 31, 2001,  the Company had  overstated  premiums  ceded in revenues.  The above presentation reflects an equal and offsetting  reclassification of these amounts to benefits and expenses with no net income impact.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

20.      QUARTERLY FINANCIAL DATA (UNAUDITED) (continued)

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2000                      March 31       June 30       Sept. 30        Dec. 31
        Premiums and other insurance revenues     $    137,040  $    139,346   $   147,819    $    135,866
        Net investment income****                        4,343         4,625         4,619           5,008
        Net realized capital gains (losses)                729        (1,436)         (858)            877
        Total revenues                                 142,112       142,535       151,580         141,751
        Benefits and expenses****                      107,893       122,382       137,843         114,264
        Pre-tax net income                              34,219        20,153        13,737          27,487
        Income tax expense                              10,038         5,225         3,167          12,349
        Net income                                $     24,181  $     14,928   $    10,570    $     15,138

         ****     For the quarters  ended March 31,  2000,  June 30, 2000,  September  30, 2000 and December 31, 2000,  the Company had
                  reported  investment  performance  associated with its derivatives as net investment  income.  The above presentation reflects a reclassification of these amounts to benefits and expenses.

                                 APPENDIX B - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  All or some of these  Sub-accounts  are available as investment  options for other variable  annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units:  The  following  table shows:  (a) the Unit Price,  as of the dates  shown,  for Units in each of the
Sub-accounts of Separate  Account B that are being offered  pursuant to this  Prospectus;  and (b) the number of Units  outstanding for each  such  Sub-account  as of the  dates  shown.  The  year in  which  operations  commenced  in each  such  Sub-account  is  noted in parentheses.  To the extent a Sub-account  commenced  operations during a particular calendar year, the Unit Price as of the end of the period  reflects only the partial year results from the  commencement  of operations  until December 31st of the  applicable  year. The portfolios  in which a particular  Sub-account  invests may or may not have  commenced  operations  prior to the date such  Sub-account commenced  operations.  The  initial  offering  price  for each  Sub-account  was  $10.00.  Unit  Prices  and Units  are  provided  for
Sub-accounts that commenced operations prior to January 1, 2003.

Beginning  November 18, 2002,  multiple Unit Prices will be calculated for each  Sub-account of Separate Account B to reflect the daily charge deducted for each combination of the applicable  Insurance Charge,  Distribution Charge (when applicable) and the charge for the optional  benefit  offered  under this  Annuity.  The Unit Prices  below  reflect the daily  charges for the optional  benefit  offered between November 18, 2002 and December 31, 2002 only.

                           Year Ended December 31,
-------------------------------------------------- -------------
Sub-account                                            2002
-------------------------------------------------- -------------
-------------------------------------------------- -------------
AST Strong International Equity 1 (1989)
     With No Optional Benefits
     Unit Price                                           $8.56
     Number of Units                                  2,569,506
     With One Optional Benefit
     Unit Price                                           $9.95
     Number of Units                                     90,759
-------------------------------------------------- -------------
AST William Blair International Growth 2(1997)
     With No Optional Benefits
     Unit Price                                           $9.72
     Number of Units                                    835,523
     With One Optional Benefit
     Unit Price                                           $9.72
     Number of Units                                     78,368
-------------------------------------------------- -------------
AST American Century International Growth 3
(1997)
     With No Optional Benefits
     Unit Price                                           $8.52
     Number of Units                                  2,252,674
     With One Optional Benefit
     Unit Price                                           $9.69
     Number of Units                                    116,123
-------------------------------------------------- -------------
AST DeAM International Equity 4 (1994)
     With No Optional Benefits
     Unit Price                                           $8.19
     Number of Units                                    269,995
     With One Optional Benefit
     Unit Price                                           $9.79
     Number of Units                                     22,770
-------------------------------------------------- -------------
AST MFS Global Equity (1999)
     With No Optional Benefits
     Unit Price                                           $9.04
     Number of Units                                    969,509
     With One Optional Benefit
     Unit Price                                           $9.87
     Number of Units                                     32,306
-------------------------------------------------- -------------
AST PBHG Small-Cap Growth 5 (1994)
     With No Optional Benefits
     Unit Price                                           $6.92
     Number of Units                                  1,970,250
     With One Optional Benefit
     Unit Price                                           $9.48
     Number of Units                                     47,261
-------------------------------------------------- -------------

                           Year Ended December 31,
-------------------------------------------------- -------------
Sub-account                                            2002
-------------------------------------------------- -------------
-------------------------------------------------- -------------
AST DeAM Small-Cap Growth 6 (1999)
     With No Optional Benefits
     Unit Price                                           $7.67
     Number of Units                                    639,695
     With All Optional Benefits
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
-------------------------------------------------- -------------
AST Federated Aggressive Growth (2000)
     With No Optional Benefits
     Unit Price                                           $7.64
     Number of Units                                  1,255,415
     With One Optional Benefit
     Unit Price                                           $9.86
     Number of Units                                     63,097
-------------------------------------------------- -------------
AST Goldman Sachs Small-Cap Value 7 (1997)
     With No Optional Benefits
     Unit Price                                           $9.26
     Number of Units                                  1,492,775
     With One Optional Benefit
     Unit Price                                          $10.09
     Number of Units                                        624
-------------------------------------------------- -------------
AST Gabelli Small-Cap Value 8 (1997)
     With No Optional Benefits
     Unit Price                                           $9.30
     Number of Units                                  6,141,523
     With One Optional Benefit
     Unit Price                                          $10.08
     Number of Units                                    209,790
-------------------------------------------------- -------------
AST DeAM Small-Cap Value 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.66
     Number of Units                                    423,387
     With One Optional Benefit
     Unit Price                                          $10.08
     Number of Units                                     11,686
-------------------------------------------------- -------------
AST Goldman Sachs Mid-Cap Growth 10 (2000)
     With No Optional Benefits
     Unit Price                                           $7.97
     Number of Units                                  1,273,118
     With One Optional Benefit
     Unit Price                                           $9.87
     Number of Units                                     66,279
-------------------------------------------------- -------------
AST Neuberger Berman Mid-Cap Growth 11 (1994)
     With No Optional Benefits
     Unit Price                                           $7.41
     Number of Units                                  2,175,250
     With One Optional Benefit
     Unit Price                                           $9.51
     Number of Units                                     44,760
-------------------------------------------------- -------------
AST Neuberger Berman Mid-Cap Value 12 (1993)
     With No Optional Benefits
     Unit Price                                           $8.96
     Number of Units                                  5,118,558
     With One Optional Benefit
     Unit Price                                           $9.98
     Number of Units                                    163,415
-------------------------------------------------- -------------
AST Alger All-Cap Growth (2000)
     With No Optional Benefits
     Unit Price                                           $6.80
     Number of Units                                    658,419
     With One Optional Benefit
     Unit Price                                           $9.36
     Number of Units                                      6,409
-------------------------------------------------- -------------

                           Year Ended December 31,
-------------------------------------------------- -------------
Sub-account                                            2002
-------------------------------------------------- -------------
-------------------------------------------------- -------------
AST Gabelli All-Cap Value (2000)
     With No Optional Benefits
     Unit Price                                           $8.17
     Number of Units                                  1,200,225
     With One Optional Benefit
     Unit Price                                          $10.04
     Number of Units                                     28,449
-------------------------------------------------- -------------
AST T. Rowe Price Natural Resources (1995)
     With No Optional Benefits
     Unit Price                                           $9.59
     Number of Units                                    724,670
     With One Optional Benefit
     Unit Price                                          $10.44
     Number of Units                                      7,378
-------------------------------------------------- -------------
AST Alliance Growth 13 (1996)
     With No Optional Benefits
     Unit Price                                           $7.46
     Number of Units                                  1,869,353
     With One Optional Benefit
     Unit Price                                           $9.34
     Number of Units                                     31,105
-------------------------------------------------- -------------
AST MFS Growth (1999)
     With No Optional Benefits
     Unit Price                                           $7.58
     Number of Units                                  2,930,432
     With One Optional Benefit
     Unit Price                                           $9.47
     Number of Units                                    134,574
-------------------------------------------------- -------------
AST Marsico Capital Growth (1997)
     With No Optional Benefits
     Unit Price                                           $8.32
     Number of Units                                 10,144,317
     With One Optional Benefit
     Unit Price                                           $9.51
     Number of Units                                    457,013
-------------------------------------------------- -------------
AST Goldman Sachs Concentrated Growth 14 (1992)
     With No Optional Benefits
     Unit Price                                           $7.67
     Number of Units                                  1,349,939
     With One Optional Benefit
     Unit Price                                           $9.46
     Number of Units                                     41,632
-------------------------------------------------- -------------
AST DeAm Large-Cap Growth 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.65
     Number of Units                                    207,816
     With One Optional Benefit
     Unit Price                                           $9.64
     Number of Units                                      9,837
-------------------------------------------------- -------------
AST DeAm Large-Cap Value 15 (2000)
     With No Optional Benefits
     Unit Price                                           $8.66
     Number of Units                                    664,649
     With One Optional Benefit
     Unit Price                                           $9.98
     Number of Units                                     18,250
-------------------------------------------------- -------------
AST Alliance/Bernstein Growth + Value (2001)
     With No Optional Benefits
     Unit Price                                           $7.99
     Number of Units                                    965,912
     With One Optional Benefit
     Unit Price                                           $9.79
     Number of Units                                     11,345
-------------------------------------------------- -------------

                           Year Ended December 31,
-------------------------------------------------- -------------
Sub-account                                            2002
-------------------------------------------------- -------------
-------------------------------------------------- -------------
AST AST Sanford Bernstein Core Value (2001)
     With No Optional Benefits
     Unit Price                                           $8.76
     Number of Units                                  6,005,922
     With One Optional Benefit
     Unit Price                                          $10.08
     Number of Units                                    386,259
-------------------------------------------------- -------------
AST Cohen & Steers Realty (1998)
     With No Optional Benefits
     Unit Price                                          $10.08
     Number of Units                                  1,563,489
     With One Optional Benefit
     Unit Price                                          $10.33
     Number of Units                                     41,098
-------------------------------------------------- -------------
AST Sanford Bernstein Managed Index 500 16 (1998)
     With No Optional Benefits
     Unit Price                                           $8.17
     Number of Units                                  3,662,406
     With One Optional Benefit
     Unit Price                                           $9.81
     Number of Units                                     79,915
-------------------------------------------------- -------------
AST American Century Income & Growth 17 (1997)
     With No Optional Benefits
     Unit Price                                           $8.25
     Number of Units                                  1,751,136
     With One Optional Benefit
     Unit Price                                           $9.89
     Number of Units                                     36,829
-------------------------------------------------- -------------
AST Alliance Growth and Income 18 (1992)
     With No Optional Benefits
     Unit Price                                           $8.06
     Number of Units                                  6,667,373
     With One Optional Benefit
     Unit Price                                           $9.83
     Number of Units                                    165,588
-------------------------------------------------- -------------
AST MFS Growth with Income (1999)
     With No Optional Benefits
     Unit Price                                           $8.09
     Number of Units                                  1,053,007
     With One Optional Benefit
     Unit Price                                           $9.71
     Number of Units                                     17,242
-------------------------------------------------- -------------
AST INVESCO Capital Income 19 (1994)
     With No Optional Benefits
     Unit Price                                           $8.34
     Number of Units                                  2,110,071
     With One Optional Benefit
     Unit Price                                           $9.90
     Number of Units                                     30,714
-------------------------------------------------- -------------
AST DeAM Global Allocation 20 (1993)
     With No Optional Benefits
     Unit Price                                           $8.71
     Number of Units                                    847,517
     With One Optional Benefit
     Unit Price                                           $9.94
     Number of Units                                      3,088
-------------------------------------------------- -------------
AST American Century Strategic Balanced (1997)
     With No Optional Benefits
     Unit Price                                           $9.14
     Number of Units                                  1,126,058
     With One Optional Benefit
     Unit Price                                           $9.97
     Number of Units                                     15,835
-------------------------------------------------- -------------

                           Year Ended December 31,
-------------------------------------------------- -------------
Sub-account                                            2002
-------------------------------------------------- -------------
-------------------------------------------------- -------------
AST T. Rowe Price Asset Allocation (1994)
     With No Optional Benefits
     Unit Price                                           $9.09
     Number of Units                                    921,329
     With One Optional Benefit
     Unit Price                                           $9.96
     Number of Units                                     21,928
-------------------------------------------------- -------------
AST T. Rowe Price Global Bond 21 (1994)
     With No Optional Benefits
     Unit Price                                          $11.34
     Number of Units                                  1,739,313
     With One Optional Benefit
     Unit Price                                          $10.31
     Number of Units                                     36,822
-------------------------------------------------- -------------
AST Federated High Yield (1994)
     With No Optional Benefits
     Unit Price                                           $9.71
     Number of Units                                  5,592,940
     With One Optional Benefit
     Unit Price                                          $10.26
     Number of Units                                     74,022
-------------------------------------------------- -------------
AST Lord Abbett Bond-Debenture (2000)
     With No Optional Benefits
     Unit Price                                           $9.94
     Number of Units                                  4,146,530
     With One Optional Benefit
     Unit Price                                          $10.23
     Number of Units                                    162,571
-------------------------------------------------- -------------
AST DeAM Bond 9 (2002)
     With No Optional Benefits
     Unit Price                                          $10.65
     Number of Units                                    561,446
     With One Optional Benefit
     Unit Price                                          $10.16
     Number of Units                                     12,055
-------------------------------------------------- -------------
AST PIMCO Total Return Bond (1994)
     With No Optional Benefits
     Unit Price                                          $10.57
     Number of Units                                 20,544,075
     With One Optional Benefit
     Unit Price                                          $10.17
     Number of Units                                    604,147
-------------------------------------------------- -------------
AST PIMCO Limited Maturity Bond (1995)
     With No Optional Benefits
     Unit Price                                          $10.34
     Number of Units                                 11,274,642
     With One Optional Benefit
     Unit Price                                          $10.08
     Number of Units                                    215,314
-------------------------------------------------- -------------
AST Money Market (1992)
     With No Optional Benefits
     Unit Price                                           $9.96
     Number of Units                                 36,255,772
     With One Optional Benefit
     Unit Price                                           $9.99
     Number of Units                                    999,737
-------------------------------------------------- -------------
The Montgomery Variable Series - MV Emerging
Markets (1996)
     With No Optional Benefits
     Unit Price                                           $8.66
     Number of Units                                    283,466
     With One Optional Benefit
     Unit Price                                           $9.93
     Number of Units                                     21,816
-------------------------------------------------- -------------

                           Year Ended December 31,
-------------------------------------------------- -------------
Sub-account                                            2002
-------------------------------------------------- -------------
-------------------------------------------------- -------------
Wells Fargo Variable Trust - Equity Income (1999)
     With No Optional Benefits
     Unit Price                                           $8.25
     Number of Units                                    196,720
     With One Optional Benefit
     Unit Price                                           $9.90
     Number of Units                                     10,707
-------------------------------------------------- -------------
INVESCO VIF - Dynamics (1999)
     With No Optional Benefits
     Unit Price                                           $7.09
     Number of Units                                    543,762
     With One Optional Benefit
     Unit Price                                           $9.70
     Number of Units                                     32,635
-------------------------------------------------- -------------
INVESCO VIF - Technology (1999)
     With No Optional Benefits
     Unit Price                                           $5.50
     Number of Units                                    293,307
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
INVESCO VIF - Health Sciences (1999)
     With No Optional Benefits
     Unit Price                                           $8.00
     Number of Units                                    475,873
     With One Optional Benefit
     Unit Price                                           $9.51
     Number of Units                                      5,444
-------------------------------------------------- -------------
INVESCO VIF - Financial Services (1999)
     With No Optional Benefits
     Unit Price                                           $8.76
     Number of Units                                    366,258
     With One Optional Benefit
     Unit Price                                           $9.92
     Number of Units                                      1,897
-------------------------------------------------- -------------
INVESCO VIF - Telecommunications (1999)
     With No Optional Benefits
     Unit Price                                           $5.78
     Number of Units                                     94,004
     With One Optional Benefit
     Unit Price                                           $9.43
     Number of Units                                        770
-------------------------------------------------- -------------
Evergreen VA - International Growth 22 (2000)
     With No Optional Benefits
     Unit Price                                               -
     Number of Units                                          -
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
-------------------------------------------------- -------------
Evergreen VA - Global Leaders (1999)
     With No Optional Benefits
     Unit Price                                           $8.15
     Number of Units                                    113,389
     With One Optional Benefit
     Unit Price                                           $9.67
     Number of Units                                      3,669
-------------------------------------------------- -------------
Evergreen VA - Special Equity (1999)
     With No Optional Benefits
     Unit Price                                           $7.44
     Number of Units                                    127,728
     With One Optional Benefit
     Unit Price                                           $9.85
     Number of Units                                     12,520
-------------------------------------------------- -------------

                           Year Ended December 31,
-------------------------------------------------- -------------
Sub-account                                            2002
-------------------------------------------------- -------------
-------------------------------------------------- -------------
Evergreen VA - Omega (2000)
     With No Optional Benefits
     Unit Price                                           $7.78
     Number of Units                                     39,943
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
Evergreen VA - Capital Growth (2000)
     With No Optional Benefits
     Unit Price                                               -
     Number of Units                                          -
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
Evergreen VA - Blue Chip (2000)
     With No Optional Benefits
     Unit Price                                           $8.01
     Number of Units                                        148
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
Evergreen VA - Equity Index (2000)
     With No Optional Benefits
     Unit Price                                               -
     Number of Units                                          -
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
Evergreen VA - Foundation (2000)
     With No Optional Benefits
     Unit Price                                               -
     Number of Units                                          -
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
-------------------------------------------------- -------------
ProFund VP - Europe 30 (1999)
     With No Optional Benefits
     Unit Price                                           $7.93
     Number of Units                                    292,396
     With One Optional Benefit
     Unit Price                                           $9.70
     Number of Units                                      2,625
-------------------------------------------------- -------------
ProFund VP - Asia 30 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.75
     Number of Units                                    281,993
     With One Optional Benefit
     Unit Price                                           $9.86
     Number of Units                                      6,995
-------------------------------------------------- -------------
ProFund VP - Japan 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.24
     Number of Units                                     65,845
     With One Optional Benefit
     Unit Price                                          $10.21
     Number of Units                                        351
     With Any Two Optional Benefits
     Unit Price                                               -
     Number of Units                                          -
     With All Optional Benefits
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
-------------------------------------------------- -------------
ProFund VP - Banks 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.56
     Number of Units                                    101,136
     With One Optional Benefit
     Unit Price                                          $10.13
     Number of Units                                      3,422
-------------------------------------------------- -------------

                           Year Ended December 31,
-------------------------------------------------- -------------
Sub-account                                            2002
-------------------------------------------------- -------------
-------------------------------------------------- -------------
ProFund VP - Basic Materials 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.46
     Number of Units                                     76,331
     With One Optional Benefit
     Unit Price                                          $10.34
     Number of Units                                         12
-------------------------------------------------- -------------
ProFund VP - Biotechnology (2001)
     With No Optional Benefits
     Unit Price                                           $7.09
     Number of Units                                    130,082
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
ProFund VP - Consumer Cyclical 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.25
     Number of Units                                    128,022
     With One Optional Benefit
     Unit Price                                           $9.37
     Number of Units                                      2,426
-------------------------------------------------- -------------
ProFund VP - Consumer Non-Cyclical 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.28
     Number of Units                                    148,446
     With One Optional Benefit
     Unit Price                                           $9.90
     Number of Units                                      2,303
-------------------------------------------------- -------------
ProFund VP - Energy (2001)
     With No Optional Benefits
     Unit Price                                           $8.71
     Number of Units                                    299,833
     With One Optional Benefit
     Unit Price                                          $10.12
     Number of Units                                      1,660
-------------------------------------------------- -------------
ProFund VP - Financial (2001)
     With No Optional Benefits
     Unit Price                                           $8.85
     Number of Units                                    221,377
     With One Optional Benefit
     Unit Price                                           $9.84
     Number of Units                                      2,066
-------------------------------------------------- -------------
ProFund VP - Healthcare (2001)
     With No Optional Benefits
     Unit Price                                           $7.94
     Number of Units                                    388,508
     With One Optional Benefit
     Unit Price                                           $9.59
     Number of Units                                      6,831
-------------------------------------------------- -------------
ProFund VP - Industrial 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.93
     Number of Units                                     12,642
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
ProFund VP - Internet 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.57
     Number of Units                                    306,572
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------

                           Year Ended December 31,
-------------------------------------------------- -------------
Sub-account                                            2002
-------------------------------------------------- -------------
-------------------------------------------------- -------------
ProFund VP - Pharmaceuticals 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.56
     Number of Units                                    136,559
     With One Optional Benefit
     Unit Price                                           $9.63
     Number of Units                                      2,545
-------------------------------------------------- -------------
ProFund VP - Precious Metals 9 (2002)
     With No Optional Benefits
     Unit Price                                           $9.70
     Number of Units                                  1,175,651
     With One Optional Benefit
     Unit Price                                          $11.30
     Number of Units                                     19,964
-------------------------------------------------- -------------
ProFund VP - Real Estate (2001)
     With No Optional Benefits
     Unit Price                                           $9.86
     Number of Units                                    441,318
     With One Optional Benefit
     Unit Price                                          $10.20
     Number of Units                                     12,789
-------------------------------------------------- -------------
ProFund VP -Semiconductor 9 (2002)
     With No Optional Benefits
     Unit Price                                           $5.14
     Number of Units                                     93,241
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
ProFund VP - Technology (2001)
     With No Optional Benefits
     Unit Price                                           $6.03
     Number of Units                                    254,131
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
ProFund VP - Telecommunications (2001)
     With No Optional Benefits
     Unit Price                                           $7.15
     Number of Units                                    272,408
     With One Optional Benefit
     Unit Price                                          $10.03
     Number of Units                                      3,642
-------------------------------------------------- -------------
ProFund VP - Utilities (2001)
     With No Optional Benefits
     Unit Price                                           $7.83
     Number of Units                                    521,419
     With One Optional Benefit
     Unit Price                                          $10.61
     Number of Units                                      8,871
-------------------------------------------------- -------------
ProFund VP - Bull 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.97
     Number of Units                                    954,792
     With One Optional Benefit
     Unit Price                                           $9.75
     Number of Units                                     10,297
-------------------------------------------------- -------------
ProFund VP - Bear (2001)
     With No Optional Benefits
     Unit Price                                          $11.38
     Number of Units                                  1,532,543
     With One Optional Benefit
     Unit Price                                          $10.13
     Number of Units                                     28,618
-------------------------------------------------- -------------

                           Year Ended December 31,
-------------------------------------------------- -------------
Sub-account                                            2002
-------------------------------------------------- -------------
-------------------------------------------------- -------------
ProFund VP - UltraBull 23 (2001)
     With No Optional Benefits
     Unit Price                                           $6.78
     Number of Units                                    297,435
     With One Optional Benefit
     Unit Price                                           $9.61
     Number of Units                                        245
-------------------------------------------------- -------------
ProFund VP - OTC (2001)
     With No Optional Benefits
     Unit Price                                           $6.45
     Number of Units                                  1,346,852
     With One Optional Benefit
     Unit Price                                           $9.36
     Number of Units                                     13,113
-------------------------------------------------- -------------
ProFund VP - Short OTC 9 (2002)
     With No Optional Benefits
     Unit Price                                          $11.00
     Number of Units                                    433,181
     With One Optional Benefit
     Unit Price                                          $10.43
     Number of Units                                     15,308
-------------------------------------------------- -------------
ProFund VP - UltraOTC (1999)
     With No Optional Benefits
     Unit Price                                           $3.53
     Number of Units                                  1,003,123
     With One Optional Benefit
     Unit Price                                           $8.70
     Number of Units                                        233
-------------------------------------------------- -------------
ProFund VP - Mid-Cap Value 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.66
     Number of Units                                    438,387
     With One Optional Benefit
     Unit Price                                          $10.06
     Number of Units                                      4,777
-------------------------------------------------- -------------
ProFund VP - Mid-Cap Growth 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.70
     Number of Units                                    439,054
     With One Optional Benefit
     Unit Price                                           $9.82
     Number of Units                                      1,587
-------------------------------------------------- -------------
ProFund VP - UltraMid-Cap 9 (2002)
     With No Optional Benefits
     Unit Price                                           $5.71
     Number of Units                                    477,953
     With One Optional Benefit
     Unit Price                                           $9.86
     Number of Units                                      1,673
-------------------------------------------------- -------------
ProFund VP - Small-Cap Value 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.09
     Number of Units                                    994,778
     With One Optional Benefit
     Unit Price                                          $10.15
     Number of Units                                     19,019
-------------------------------------------------- -------------
ProFund VP - Small-Cap Growth 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.69
     Number of Units                                    772,260
     With One Optional Benefit
     Unit Price                                           $9.91
     Number of Units                                     10,572
-------------------------------------------------- -------------
ProFund VP - UltraSmall-Cap 24 (1999)
     With No Optional Benefits
     Unit Price                                           $6.14
     Number of Units                                    212,085
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------

                           Year Ended December 31,
-------------------------------------------------- -------------
Sub-account                                            2002
-------------------------------------------------- -------------
-------------------------------------------------- -------------
ProFund VP - U.S. Government Plus 9 (2002)
     With No Optional Benefits
     Unit Price                                          $11.56
     Number of Units                                  2,486,854
     With One Optional Benefit
     Unit Price                                          $10.19
     Number of Units                                     22,148
-------------------------------------------------- -------------
ProFund VP - Rising Rates Opportunity 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.02
     Number of Units                                    165,792
     With One Optional Benefit
     Unit Price                                           $9.69
     Number of Units                                      9,028
-------------------------------------------------- -------------
First Trust(R)10 Uncommon Values (2000)
     With No Optional Benefits
     Unit Price                                           $6.80
     Number of Units                                     19,826
     With One Optional Benefit
     Unit Price                                               -
     Number of Units                                          -
-------------------------------------------------- -------------
Prudential - SP Jennison International Growth
(2001)
     With No Optional Benefits
     Unit Price                                           $8.01
     Number of Units                                     89,806
     With One Optional Benefit
     Unit Price                                           $9.59
     Number of Units                                      5,196
-------------------------------------------------- -------------

1.       Effective  December 10, 2001,  Strong Capital  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001, A I M Capital Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM International  Equity." Between
     October 15, 1996 and May 3, 1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor of the Portfolio,  then named "AST
     Putnam  International  Equity." Prior to October 15, 1996,  Seligman  Henderson Co. served as  Sub-advisor of the Portfolio,  then named "Seligman Henderson International Equity Portfolio."
2.       Effective  November 11, 2002,  William Blair & Company,  L.L.C.  became  Sub-advisor of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Overseas Growth."
3.       This  Portfolio  reflects  the  addition of the net assets of the AST  American  Century  International  Growth  Portfolio  II
     ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II.
4.       Effective May 1, 2002,  Deutsche Asset Management,  Inc. became Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Founders
     Asset  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Founders  Passport."  Prior to October 15, 1996,
     Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Small Cap Portfolio."
5.       Effective  September 17, 2001, Pilgrim Baxter & Associates,  Ltd. became Sub-advisor of the Portfolio.  Prior to September 17,
     2001,  Janus Capital  Corporation  served as  Sub-advisor  of the  Portfolio,  then named "AST Janus  Small-Cap  Growth." Prior to
     December  31,  1998,  Founders  Asset  Management,  LLC served as  Sub-advisor  of the  Portfolio,  then named  "Founders  Capital
     Appreciation Portfolio."
6.       Effective  December 10, 2001,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001,  Zurich  Scudder  Investments,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST Scudder  Small-Cap  Growth
     Portfolio".  Prior to May 1, 2001, the Portfolio was named "AST Kemper Small-Cap Growth Portfolio."
7.       Effective May 1, 2001,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2001,  Lord,
     Abbett & Company Served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Small Cap Value."
8.       Effective  October 23, 2000, GAMCO  Investors,  Inc. became  Sub-advisor of the Portfolio.  Prior to October 23, 2000, T. Rowe
     Price Associates, Inc. served as Sub-advisor of the Portfolio, then named "AST T. Rowe Price Small Company Value Portfolio."
9.       These portfolios were first offered as Sub-accounts on May 1, 2002.
10.      Effective  November 11, 2002,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Mid-Cap Growth."
11.      Effective May 1, 1998,  Neuberger Berman Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 1998, Berger
     Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio."
12.      Effective  May 1,  1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 1998,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."
13.      Effective May 1, 2000,  Alliance Capital Management,  L.P. became Sub-advisor of the Portfolio.  Between December 31, 1998 and
     May 1, 2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST  Oppenheimer  Large-Cap  Growth
     Portfolio." Prior to December 31, 1998,  Robertson,  Stephens & Company Investment  Management,  L.P. served as Sub-advisor of the
     Portfolio, then named "Robertson Stephens Value + Growth Portfolio."
14.      Effective  November 11, 2002,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST JanCap Growth."
15.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Janus
     Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Strategic Value."
16.      Effective May 1, 2000,  Sanford C. Bernstein & Co., Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000,  Bankers
     Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio."
17.      Effective May 3, 1999,  American Century  Investment  Management,  Inc. became  Sub-advisor of the Portfolio.  Between October
     15, 1996 and May 3, 1999, Putnam Investment Management,  Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Value
     Growth & Income."
18.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000, Lord,
     Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio."
19.      Effective July 1, 2002, the AST INVESCO Equity Income portfolio changed its name to AST INVESCO Capital Income.
20.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor  of the Portfolio.  Prior to May 1, 2002, A I M
     Capital Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM Balanced." Between October 15, 1996 and May
     3, 1999, Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam Balanced." Prior to
     October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor of the Portfolio,  then named "AST Phoenix Balanced Asset
     Portfolio."
21.      Effective August 8, 2000, T. Rowe Price  International,  Inc. became Sub-advisor of the Portfolio.  Effective May 1, 2000, the name of the  Portfolio  was  changed  to the  "AST  T.  Rowe  Price  Global  Bond".  Effective  May 1,  1996,  Rowe  Price-Fleming
     International,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1,  1996,  Scudder,  Stevens & Clark,  Inc.  served as
     Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."
22.      This  Portfolio was first offered as a Sub-account on August 1, 2001. On August 3, 2001,  pursuant to a shareholder  vote, the
     Perpetual  International  portfolio of the Evergreen  Variable Annuity Trust was merged with the  International  Growth portfolio.
     The Evergreen VA Perpetual International portfolio no longer exits.
23.      Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.
24.      Prior to May 1, 2000,  ProFund VP  UltraSmall-Cap  was named "ProFund VP Small Cap" and sought daily  investment  results that corresponded to the performance of the Russell 2000(R)Index.

                                          APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional  Death Benefit is  calculated.  Each example  assumes that a $50,000  initial  Purchase  Payment is made and that no withdrawals  are made prior to the Owner's death.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase
Assume that the Owner's  Account Value has been  increasing  due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $75,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or
Account Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $75,000.  The Enhanced  Beneficiary  Protection
Optional  Death Benefit is equal to the amount payable under the basic Death Benefit  ($75,000) PLUS 50% of the "Death Benefit  Amount"
less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $75,000
         Basic Death Benefit =      $75,000
         Death Benefit Amount =     $75,000 - $50,000 = $25,000

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $75,000 + $12,500 = $87,500

Examples with market decline
Assume that the Owner's  Account Value has been decreasing due to declines in market  performance.  On the date we receive due proof of death, the Account Value is $45,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or
Account Value,  which ever is greater.  Therefore,  the basic Death Benefit is equal to $50,000.  The Enhanced  Beneficiary  Protection
Optional  Death Benefit is equal to the amount payable under the basic Death Benefit  ($50,000) PLUS 50% of the "Death Benefit  Amount"
less Purchase Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $40,000
         Basic Death Benefit =      $50,000
         Death Benefit Amount =     $50,000 - $50,000 = $0

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $50,000 + $0 = $50,000

         In this example you would receive no additional  benefit from purchasing the Enhanced  Beneficiary  Protection  Optional Death
         Benefit.

Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the  Guaranteed  Minimum Death Benefit is  calculated.  Each example  assumes that a $50,000  initial
Purchase  Payment is made and that no  withdrawals  are made prior to the Owner's death.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example of market increase
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $90,000.  The Highest  Anniversary  Value at the end of any previous period is $72,000.  The Death
Benefit would be the Account Value  ($90,000)  because it is greater than the Highest  Anniversary  Value ($72,000) or the sum of prior
Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease
Assume that the Owner's Account Value  generally  increased  until the fifth  anniversary  but generally has been decreasing  since the fifth contract  anniversary.  On the date we receive due proof of death, the Account Value is $48,000.  The Highest  Anniversary  Value
at the end of any  previous  period is  $54,000.  The Death  Benefit  would be the sum of prior  Purchase  Payments  increased  by 5.0%
annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease
Assume that the Owner's  Account  Value  increased  significantly  during the first six years  following  the Issue Date.  On the sixth anniversary  date the Account Value is $90,000.  During the seventh  Annuity Year,  the Account Value  increases to as high as $100,000 but then  subsequently  falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest  Anniversary
Value at the end of any previous  period  ($90,000),  which  occurred on the sixth  anniversary,  although the Account Value was higher during the  subsequent  period.  The Account Value on the date we receive due proof of death  ($80,000) is lower,  as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

                                          APPENDIX D - Plus40(TM)OPTIONAL LIFE INSURANCE RIDER

=======================================================================================================================================
American Skandia's Plus40(TM)Optional Life Insurance Rider was offered, in those states where approved, between January 17, 2002 and
May 1, 2003.  The description below of the Plus40(TM)benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40(TM)benefit.
=======================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------------
The life insurance  coverage  provided under the Plus40(TM)Optional Life Insurance Rider ("Plus40(TM)rider" or the "Rider") is supported by
American  Skandia's general account and is not subject to, or registered as a security under,  either the Securities Act of 1933 or the
Investment  Company Act of 1940.  Information  about the Plus40(TM)rider is  included  as an  Appendix  to this  Prospectus  to help you understand the Rider and the  relationship  between the Rider and the value of your Annuity.  It is also included because you can elect to pay for the Rider  with  taxable  withdrawals  from your  Annuity.  The staff of the  Securities  and  Exchange  Commission  has not reviewed  this  information.  However,  the  information  may be subject to certain  generally  applicable  provisions  of the  Federal securities laws regarding accuracy and completeness.
---------------------------------------------------------------------------------------------------------------------------------------

The income  tax-free life insurance  payable to your  Beneficiary(ies)  under the Plus40(TM)rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death,  subject to certain  adjustments,  restrictions  and  limitations  described below.

ELIGIBILITY
The Plus40(TM)rider may be  purchased as a rider on your  Annuity.  The Rider must cover those  persons  upon whose death the  Annuity's death benefit  becomes  payable - the Annuity's  owner or owners,  or the  Annuitant (in the case of an entity owned  Annuity).  If the
Annuity has two Owners,  the  Rider's  death  benefit is payable  upon the first death of such  persons.  If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum  allowable  age to purchase  the Plus40(TM)rider is 40; the maximum  allowable  age is 75. If the Rider is  purchased on two lives,  both persons must meet the age  eligibility  requirements.  The Plus40(TM)rider is not  available  to  purchasers  who use their
Annuity as a funding  vehicle for a Tax Sheltered  Annuity (or 403(b)) or as a funding  vehicle for a qualified  plan under Section 401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
|X|      If you die during the first 24 months  following the effective  date of the Plus40(TM)rider  (generally,  the Issue Date of your
         Annuity),  the death  benefit  will be limited to the amount of any charges  paid for the Rider while it was in effect.  While we will return the charges  you have paid  during the  applicable  period as the death  benefit,  your  Beneficiary(ies)  will receive no additional life insurance benefit from the Plus40(TM)rider if you die within 24 months of its effective date.

|X|      If you make a Purchase  Payment  within 24 months prior to the date of death,  the Account  Value used to determine the amount of the death  benefit  will be reduced by the  amount of such  Purchase  Payment(s).  If we reduce the death  benefit  payable under the  Plus40(TM)rider  based on this  provision,  we will  return  50% of any  charges  paid for the Rider  based on those
         Purchase Payments as an additional amount included in the death benefit under the Rider.

|X|      If we apply  Credits to your Annuity  based on Purchase  Payments,  such Credits are treated as Account  Value for purposes of determining  the death benefit  payable under the Plus40(TM)rider.  However,  if Credits were applied to Purchase  Payments made within 24 months  prior to the date of death,  the Account  Value used to  determine  the amount of the death  benefit will be reduced  by the  amount of such  Credits.  If we reduce  the death  benefit  payable  under the  Plus40(TM)rider  based on this provision,  we will return 50% of any charges paid for the Rider based on such  Credits as an  additional  amount  included in the death benefit under the Rider.

|X|      If you become  terminally  ill (as defined in the Rider) and elect to receive a portion of the Plus40(TM)rider's  death benefit under the  Accelerated  Death  Benefit  provision,  the amount  that will be  payable  under the Rider upon your death will be reduced.  Please refer to the Accelerated Death Benefit provision described below.

|X|      If charges for the Plus40(TM)rider are due and are unpaid as of the date the death  benefit is being  determined,  such charges will be deducted from the amount paid to your Beneficiary(ies).

|X|      If the age of any person  covered  under the  Plus40(TM)rider is  misstated,  we will  adjust any  coverage  under the Rider to conform to the facts.  For example,  if, due to the  misstatement,  we overcharged  you for coverage under the Rider,  we will add  any  additional  charges  paid  to the  amount  payable  to  your  Beneficiary(ies).  If,  due to  the  misstatement,  we undercharged  you for coverage  under the Rider,  we will reduce the death  benefit in  proportion  to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

|X|      On or after an Owner  reaches the expiry date of the Rider (the  anniversary  of the  Annuity's  Issue Date on or  immediately after the 95th  birthday),  coverage will  terminate.  No charge will be made for an Owner following the expiry date. If there are two Owners,  the expiry date  applies  separately  to each  Owner;  therefore,  coverage  may  continue  for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40(TM)rider is subject to a Maximum  Death Benefit  Amount based on the Purchase  Payments  applied to your Annuity.  The Plus40(TM)
rider may also be subject to a Per Life Maximum  Benefit  that is based on all amounts paid under any annuity  contract we issue to you under which you have elected the Plus40(TM)rider or similar life insurance coverage.

|X|      The Maximum Death Benefit Amount is 100% of the Purchase  Payments  increasing at 5% per year following the date each Purchase
         Payment is applied to the Annuity until the date of death.  If Purchase  Payments are applied to the Annuity  within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

|X|      The Per Life Maximum Benefit applies to Purchase  Payments applied to any such annuity  contracts more than 24 months from the date of death that exceed  $1,000,000.  If you make Purchase  Payments in excess of  $1,000,000,  we will reduce the aggregate death  benefit  payable under all Plus40(TM)riders,  or similar  riders issued by us, based on the combined  amount of Purchase
         Payments  in excess of  $1,000,000  multiplied  by 40%. If the Per Life  Maximum  Benefit  applies,  we will reduce the amount payable under each  applicable  Plus40(TM)rider on a pro-rata  basis.  If the Per Life Maximum  Benefit applies upon your death, we will return any excess  charges  that you paid on the  portion of your  Account  Value on which no benefit is payable.  The
         Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become  terminally  ill, you may request that a portion of the death benefit  payable under the Plus40(TM)rider be prepaid instead of being paid to your  Beneficiary(ies)  upon your  death.  Subject to our  requirements  and where  allowed by law, we will make a one time,  lump sum  payment.  Our  requirements  include  proof  satisfactory  to us, in writing,  of terminal  illness  after the Rider's
Effective Date.

The  maximum we will pay,  before any  reduction,  is the  lesser of 50% of the  Rider's  death  benefit or  $100,000.  If you elect to accelerate  payment of a portion of the death benefit under the Plus40(TM)rider,  the amount of the remaining death benefit is reduced by the prepaid amount  accumulating at an annualized  interest rate of 6.0%.  Eligibility  for an accelerated  payout of a portion of your
Plus40(TM)rider death benefit may be more  restrictive  than any  medically-related  surrender  provision  that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40(TM)RIDER
The  Plus40(TM)rider has a current  charge and a  guaranteed  maximum  charge.  The current  charge for the Plus40(TM)rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity.  The applicable  percentages  differ based on the attained  age,  last  birthday of the Owner(s) or Annuitant  (in the case of an entity owned  Annuity) as of the date the charge is due. We reserve the right to change the current  charge,  at any time,  subject to regulatory  approval  where  required.  If there are two Owners,  we calculate the current charge that applies to each Owner  individually  and deduct the combined amount as the charge for the Rider.  There is no charge based on a person's life after coverage  expires as to that person.  However,  a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                           Attained Age                  Percentage of
                                                                         Account Value
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 40-75                       .80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 76-80                       1.60%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 81-85                       3.20%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 86-90                       4.80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 91                         6.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 92                         7.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 93                         8.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 94                         9.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 95                        10.50%
                                   ------------------------------ ----------------------------

The charge for the  Plus40(TM)rider may also be subject to a  guaranteed  maximum  charge that will apply if the  current  charge,  when applied to the Account Value,  exceeds the guaranteed  maximum  charge.  The guaranteed  maximum charge is based on a charge per $1,000 of insurance.

We determine the charge for the Rider  annually,  in arrears.  We deduct the charge:  (1) upon your death;  (2) on each  anniversary of the  Issue  Date;  (3) on the date  that you  begin  receiving  annuity  payments;  (4) if you  surrender  your  Annuity  other  than a medically-related  surrender;  or (5) if you choose to terminate the Rider.  If the Rider  terminates for any of the preceding  reasons on a date other than the  anniversary  of the  Annuity's  Issue  Date,  the charge  will be  prorated.  During the first year after the
Annuity's  Issue Date, the charge will be prorated from the Issue Date. In all subsequent  years,  the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual  charge  through a  redemption  from your  Annuity's  Account  Value or through  funds other than those within the  Annuity.  If you do not elect a method of payment,  we will  automatically  deduct the annual  charge  from your  Annuity's
Account Value.  The manner in which you elect to pay for the Rider may have tax implications.

|X|      If you elect to pay the charge through a redemption of your  Annuity's  Account  Value,  the  withdrawal  will be treated as a taxable  distribution,  and will generally be subject to ordinary  income tax on the amount of any investment  gain withdrawn.
         If you are under age 59 1/2,  the  distribution  may also be  subject to a 10%  penalty on any gain  withdrawn,  in  addition  to ordinary  income taxes.  We first deduct the amount of the charge  pro-rata from the Account Value in the variable  investment options.  We only deduct the charge pro-rata from the Fixed  Allocations to the extent there is insufficient  Account Value in the variable investment options to pay the charge.

|X|      If you  elect to pay the  charge  through  funds  other  than  those  from your  Annuity,  we  require  that  payment  be made electronically  in U.S.  currency  through a U.S.  financial  institution.  If you elect to pay the charge through  electronic transfer  of funds  and  payment  has not been  received  within 31 days from the due date,  we will  deduct  the  charge as a redemption from your Annuity, as described above.

TERMINATION
You can  terminate  the Plus40(TM)rider at any time.  Upon  termination,  you will be  required to pay a pro-rata  portion of the annual charge for the Rider.  The Plus40(TM)rider will  terminate  automatically  on the date your Account  Value is applied to begin  receiving annuity  payments,  on the date you  surrender  the Annuity  or, on the expiry date with  respect to such person who reaches the expiry date.  We may also  terminate  the  Plus40(TM)rider,  if  necessary,  to  comply  with  our  interpretation  of the Code and  applicable regulations.  Once terminated, you may not reinstate your coverage under the Plus40(TM)rider.

CHANGES IN ANNUITY DESIGNATIONS
Changes in ownership and annuitant  designations  under the Annuity may result in changes in eligibility  and charges under the Plus40(TM)
rider.  These changes may include termination of the Rider.  Please refer to the Rider for specific details.

SPOUSAL ASSUMPTION
A  spousal  beneficiary  may elect to assume  ownership  of the  Annuity  instead  of taking  the  Annuity's  Death  Benefit.  However, regardless of whether a spousal  beneficiary  assumes ownership of the Annuity,  the death benefit under the Plus40(TM)rider will be paid despite the fact that the Annuity  will  continue.  The spousal  beneficiary  can apply the death  benefit  proceeds  under the Plus40(TM)
rider to the Annuity as a new Purchase  Payment,  can purchase a new annuity  contract or use the death benefit  proceeds for any other purpose.  Certain  restrictions  may apply to an Annuity  that is used as a qualified  investment.  Spousal  beneficiaries  may also be eligible to purchase the Plus40(TM)rider,  in which case the Annuity's  Account Value,  as of the date the assumption is effective,  will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION
The Plus40(TM)rider was designed to qualify as a life insurance  contract under the Code. As life  insurance,  under most  circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an  Individual  Retirement  Annuity  (IRA),  we consider the Plus40(TM)rider to be outside of your IRA, since premium for the Rider is paid for either with funds  outside of your Annuity or with  withdrawals  previously  subject to tax and any applicable tax penalty.

We believe  payments under the accelerated  payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free  payments.  To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally  ill, or any other  applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

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                  PLEASE SEND ME A STATEMENT  OF  ADDITIONAL  INFORMATION  THAT  CONTAINS  FURTHER  DETAILS  ABOUT THE
                  AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS FUSI ASLII-PROS (05/2003).
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                                        _______________________________________________________
                                                           (print your name)

                                        _______________________________________________________
                                                               (address)

                                        _______________________________________________________
                                                         (city/state/zip code)

                                                 THIS PAGE IS INTENTIONALLY LEFT BLANK.

Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-766-4530                                                                           Telephone: 203-926-1888
http://www.americanskandia.com                                                               http://www.americanskandia.com

                                                          MAILING ADDRESSES:

                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                             P.O. Box 7040
                                                       Bridgeport, CT 06601-7040

                                                             EXPRESS MAIL:
                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                          One Corporate Drive
                                                           Shelton, CT 06484

                                                THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                              Supplement to Prospectus Dated May 1, 2003
                                                    Supplement dated June 13, 2003

This Supplement  should be retained with the current  Prospectus for your variable  annuity  contract  issued by American  Skandia Life
Assurance  Corporation  ("American  Skandia").  If  you  do  not  have  a  current  Prospectus,  please  contact  American  Skandia  at
1-800-766-4530.

                                                   PORTFOLIO/SUB-ACCOUNT NAME CHANGE

Evergreen VA International Growth Portfolio/Sub-account

Effective June 13, 2003, the Evergreen VA International  Growth  portfolio will change its name to Evergreen VA  International  Equity.
All references in the Prospectus to Evergreen VA International Growth are deleted and replaced with Evergreen VA International Equity.

FUSI AS2/ FUSI XT/ FUSI XT-FOUR                                                                     FSII/ FSXT/FSASL/ FSASL2/ FSXT4
FUSI ASL/ FUSI ASL II - SUPP (06/13/2003)

                                               Supplement to Prospectus Dated May 1, 2003
                                                    Supplement dated June 20, 2003

This Supplement should be retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

Montgomery Variable Series - Emerging Markets Portfolio reorganization into the Gartmore GVIT Developing Markets Portfolio

American Skandia  anticipates that shareholders  will approve the Plan of  Reorganization of the Montgomery  Variable Series - Emerging
Markets  Portfolio and the Gartmore GVIT Developing  Markets  Portfolio and that the  reorganization  will take place on June 20, 2003.
Upon completion of the  reorganization,  the Montgomery  Variable Series - Emerging  Markets  Portfolio will cease to exist and Annuity
Owners will have an equivalent  Account Value in the Gartmore GVIT Developing  Markets Portfolio.  The principal  investment  objective and policies of the Portfolio will be unchanged as a result of this reorganization.

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                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
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--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------

                                          Management        Other         12b-1 Fees     Total Annual     Fee Waivers     Net Annual
         UNDERLYING PORTFOLIO                Fees          Expenses                        Portfolio      and Expense     Portfolio
                                                                                           Operating     Reimburse-ment   Operating
                                                                                           Expenses                        Expenses
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Gartmore Variable Investment Trust:
  GVIT Developing Markets                    1.15%          0.24%            0.25%            1.64%            N/A            1.64%
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------

ASAP/ ASAP2/ FUSI AS2/ ASAP III/ APEX/ ASXT/ FUSI XT/Wells XTVA/ VIA-SUPP (06/20/2003)
ASXT-FOUR/ FUSI XT-FOUR/ ASL/ FUSI ASL/ Wells ASL/ ASPro/92001E0603
Wells VA+/ Wells APEX/ CH2/ ASImpact/ APEX II/ ASL II/ FUSI ASL II/
ASXT-SIX/ VIAS/ VIAT/ VIAG -SUPP (06/20/2003)

                                             Supplement to Prospectus Dated May 1, 2003
                                                 Supplement dated October 13, 2003

This Supplement  should be retained with the current  Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

WHO IS AMERICAN SKANDIA?
The following paragraph is added to this section of the prospectus:

Effective May 1, 2003,  Skandia U.S. Inc., the sole  shareholder of ASI, which is the parent of American  Skandia,  was purchased by
Prudential  Financial,  Inc.  Prudential  Financial is a New Jersey  insurance  holding  company whose  subsidiary  companies  serve individual and institutional  customers worldwide and include The Prudential  Insurance Company of America,  one of the largest life insurance  companies in the U.S. These  companies offer a variety of products and services,  including life insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and  retirement  related  services and  administration,  asset  management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)

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The  Guaranteed  Return Option Plus  described  below is being offered as of October 13, 2003 in those  jurisdictions  where we have received regulatory  approval,  and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.  Certain terms and  conditions  may differ between  jurisdictions  once  approved.  The program can be elected by new purchasers  on the Issue Date of their  Annuity,  and can be elected by existing  Annuity  Owners on either the  anniversary  of the
Issue Date of their  Annuity or on a date other than that  anniversary,  as described  below under  "Election of the  Program".  The
Guaranteed  Return  Option  Plus is not  available  if you elect the  Guaranteed  Return  Option  program,  the  Guaranteed  Minimum
Withdrawal Benefit rider or the Guaranteed Minimum Income Benefit rider.
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We offer a program that,  after a seven-year  period  following  commencement of the program (we refer to the end of that seven-year period as the "maturity date") and on each  anniversary of the maturity date  thereafter,  guarantees your Account Value will not be less than your Account  Value on the effective  date of your program  (called the  "Protected  Principal  Value").  The program also offers you the  opportunity  to elect a second,  enhanced  guaranteed  amount at a later date if your Account  Value has  increased, while preserving the guaranteed  amount  established on the effective date of your program.  The enhanced  guaranteed amount (called the "Enhanced  Protected  Principal Value")  guarantees that, after a separate  seven-year period following election of the enhanced guarantee and on each anniversary  thereafter,  your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

The program  monitors your Account Value daily and, if necessary,  systematically  transfers  amounts  between  variable  investment options you choose and Fixed  Allocations used to support the Protected  Principal  Value(s).  The program may be appropriate if you wish to protect a principal  amount  against  market  downturns as of a specific date in the future,  but also wish to invest in the variable  investment  options to participate in market  increases.  There is an additional charge if you elect the Guaranteed Return
Option Plus program.

The  guarantees  provided by the program  exist only on the  applicable  maturity  date(s) and on each  anniversary  of the maturity date(s)  thereafter.  However,  due to the ongoing  monitoring  of your  Account  Value and the  transfer of Account  Value  between variable  investment  options and Fixed Allocations to support our future  guarantees,  the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior to a maturity date.

KEY FEATURE - Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.
|X|      Base Guarantee:  Under the base guarantee,  American  Skandia  guarantees that on the maturity date and on each anniversary of the maturity date thereafter, your Account Value will be no less than the Protected Principal Value.
     On the maturity date and on each  anniversary  after the maturity date, if your Account Value is below the Protected  Principal
     Value,  American Skandia will apply additional  amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

|X|      Enhanced  Guarantee:  On any anniversary  following  commencement of the program,  you can establish an enhanced guaranteed amount based on your current Account Value.  Under the enhanced  guarantee,  American Skandia guarantees that at the end of the seven year period  following the election of the enhanced  guarantee  (also  referred to as its "maturity  date"),  and on each anniversary of the maturity date thereafter,  your Account Value will be no less than the Enhanced  Protected  Principal Value.
     You can elect an enhanced  guarantee  more than once;  however,  a  subsequent  election  supersedes  the prior  election of an enhanced guarantee.  Election of an enhanced guarantee does not impact the base guarantee.  In addition, you may elect an "auto step-up" feature that will automatically  increase your base guarantee (or enhanced  guarantee,  if previously elected) on each anniversary of the program (and create a new, seven year maturity  period for the new enhanced  guarantee) if the Account Value as of that anniversary  exceeds the existing base guarantee (or enhanced  guarantee,  if previously elected) by 7% or more. You may also elect to terminate an enhanced guarantee.  If you elect to terminate the enhanced  guarantee,  the base guarantee will remain in effect.
     If you have elected the enhanced  guarantee,  on the  guarantee's  maturity date and on each  anniversary  of the maturity date thereafter,  if your Account Value is below the Enhanced  Protected  Principal  Value,  American  Skandia will apply additional amounts to your  Annuity  from its  general  account to  increase  your  Account  Value to be equal to the  Enhanced  Protected
     Principal Value.

Any  amounts  added to your  Annuity  will be applied,  if  necessary,  to any Fixed  Allocations  needed to support the  applicable guarantee  amount as of the  maturity  date or any  anniversary  of the  maturity  date.  Any  remaining  amounts  will be allocated pro-rata to your  Account  Value based on your  current  Sub-account  allocations.  We will notify you of any amounts  added to your
Annuity  under the  program.  The  Protected  Principal  Value is referred to as the "Base  Guarantee"  and the  Enhanced  Protected
Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity
Withdrawals  from your  Annuity,  while the program is in effect,  will reduce the base  guarantee  under the program as well as any enhanced  guarantee.  Cumulative  annual  withdrawals  up to 5% of the Protected  Principal  Value as of the  effective  date of the program  (adjusted  for any  subsequent  Purchase  Payments  and any  Credits  applied to such  Purchase  Payments)  will reduce the applicable  guaranteed amount by the actual amount of the withdrawal (referred to as the  "dollar-for-dollar  limit"). If the amount withdrawn is greater than the dollar-for-dollar  limit, the portion of the withdrawal equal to the  dollar-for-dollar  limit will be treated as  described  above,  and the  portion of the  withdrawal  in excess of the  dollar-for-dollar  limit will  reduce the base guarantee and the enhanced  guarantee  proportionally,  according to the formula as described in the rider for this benefit (see the examples  of this  calculation  below).  Withdrawals  will be taken  pro-rata  from the  variable  investment  options and any Fixed
Allocations.  Withdrawals  will be subject to all other  provisions of the Annuity,  including any Contingent  Deferred Sales Charge or Market Value Adjustment that would apply.

Charges  for other  optional  benefits  under the  Annuity  that are  deducted  as an annual  charge in arrears  will not reduce the applicable  guaranteed  amount under the  Guaranteed  Return Option Plus program,  however,  any partial  withdrawals  in payment of charges for the Plus40(TM)Optional Life  Insurance  Rider will be treated as withdrawals  and will reduce the  applicable  guaranteed amount.

The following examples of  dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the GRO PlusSM program are October 13, 2003; 2.) an initial Purchase  Payment of $250,000;  3.) a base guarantee amount of $250,000;
and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal  is taken on November 29, 2003 (in the first  Annuity  Year).  No prior  withdrawals  have been taken.  As the amount withdrawn is less than the Dollar-for-dollar Limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The  remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 18, 2003 (still within the first Annuity  Year).  The Account Value  immediately before the withdrawal is $180,000.  As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o        the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
     The resulting base guarantee amount is: $237,500 x ( 1 - $7,500 / $177,500), or $227,464.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A  $10,000  withdrawal  is  made  on  December  19,  2004  (second  Annuity  Year).  The  Remaining  Limit  has  been  reset  to the dollar-for-dollar limit of $12,500.  As the amount withdrawn is less than the dollar-for-dollar limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
o        The Remaining  Limit for the balance of the second  Annuity Year is also reduced by the amount  withdrawn  (from $12,500 to
         $2,500).

KEY FEATURE - Allocation of Account Value
In general,  you have  discretion  over the  allocation  of your  Account  Value that remains  allocated in the variable  investment options.  However,  we reserve the right to prohibit  investment in certain  Portfolios if you  participate in the program.  Account
Value is only transferred to and maintained in Fixed  Allocations to the extent we, in our sole discretion,  deem it is necessary to
         ----
support our  guarantee(s)  under the program.  This permits your Annuity to participate in the upside  potential of the Sub-accounts while only transferring  amounts to Fixed Allocations to protect against  significant market downturns.  We monitor  fluctuations in your Account Value each business day, as well as the  prevailing  interest  rates on Fixed  Allocations,  the remaining  duration(s)
until the applicable maturity date(s) and the amount of Account Value allocated to Fixed  Allocation(s)  relative to a "reallocation trigger",  which  determines  whether Account Value must be transferred to or from Fixed  Allocation(s).  While you are not notified when your Account Value reaches a  reallocation  trigger,  you will receive a  confirmation  statement  indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

|X|      If your Account Value is greater than or equal to the reallocation  trigger,  your Account Value in the variable investment options  will  remain  allocated  according  to your most recent  instructions.  If a portion of Account  Value was  previously allocated  to a Fixed  Allocation  to support  the  applicable  guaranteed  amount,  all or a portion of those  amounts  may be transferred from the Fixed Allocation and re-allocated to the variable  investment  options pro-rata  according to your current allocations  (including  the model  allocations  under any asset  allocation  program  you may have  elected).  A Market  Value
     Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the variable  investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your Account Value is less than the  reallocation  trigger,  a portion of your Account Value in the variable  investment options will be  transferred  to a new Fixed  Allocation(s)  to support the  applicable  guaranteed  amount.  These amounts are transferred  on a pro-rata  basis from the  variable  investment  options.  The new Fixed  Allocation(s)  will have a Guarantee
     Period  equal to the time  remaining  until the  applicable  maturity  date(s).  The Account  Value  allocated to the new Fixed
     Allocation(s)  will be credited with the fixed interest  rate(s) then being credited to a new Fixed  Allocation(s)  maturing on the applicable  maturity date(s) (rounded to the next highest yearly duration).  The Account Value will remain invested in each applicable Fixed Allocation until the applicable  maturity date unless,  at an earlier date, your Account Value is greater than or equal to the  reallocation  trigger and,  therefore,  amounts can be  transferred to the variable  investment  options while maintaining the guaranteed protection under the program (as described above).

====================================================================================================================================
If a  significant  amount of your  Account  Value is  systematically  transferred  to Fixed  Allocations  to support  the  Protected
Principal Value and/or the Enhanced  Protected  Principal Value during prolonged market declines,  less of your Account Value may be immediately  available to participate in the upside  potential of the variable  investment  options if there is a subsequent  market recovery.  During the period prior to the maturity  date of the base  guarantee or any enhanced  guarantee,  or any  anniversary  of such maturity date(s),  a significant  portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed  amount(s).  If your Account Value is less than the  reallocation  trigger and new Fixed  Allocations must be established during  periods where the interest  rate(s) being  credited to such Fixed  Allocations  is extremely  low, a larger  portion of your
Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s).
====================================================================================================================================

Separate Fixed  Allocations  may be established in support of the Protected  Principal  Value and the Enhanced  Protected  Principal
Value (if elected).  There may also be  circumstances  when a Fixed  Allocation will be established only in support of the Protected
Principal Value or the Enhanced  Protected  Principal  Value. If you elect an enhanced  guarantee,  it is more likely that a portion of your Account  Value may be allocated to Fixed  Allocations  and will remain  allocated for a longer period of time to support the
Enhanced  Protected  Principal Value, even during a period of positive market  performance  and/or under  circumstances  where Fixed
Allocations  would not be necessary to support the  Protected  Principal  Value.  Further,  there may be  circumstances  where Fixed
Allocations in support of the Protected  Principal Value are transferred to the variable  investment options while Fixed Allocations in support of an Enhanced  Protected  Principal Value are not transferred  because they must remain invested in the Fixed Allocation in support of the higher enhanced guarantee.

American  Skandia uses an allocation  mechanism  based on  assumptions  of expected and maximum  market  volatility to determine the reallocation  trigger.  The allocation  mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose.  American  Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its  discretion,  subject to regulatory  approval where required.  Changes to the allocation  mechanism  and/or the  reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The  Guaranteed  Return  Option Plus  program can be elected at the time that you  purchase  your  Annuity,  or on any  business day thereafter (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity,  the program will be effective as of the business day that we receive the required  documentation in good order at our home office,  and the guaranteed amount will be based on your Account Value as of that date. If you  previously  elected the  Guaranteed  Return Option program and wish to elect the  Guaranteed  Return  Option Plus  program,  your prior  Guaranteed  Return  Option  program will be  terminated  (including  the guaranteed  amount(s))  and the  Guaranteed  Return Option Plus program will be added to your Annuity  based on the current  Account
Value.  This election of GRO PlusSM may result in a market value adjustment, which could increase or decrease your Account Value.

Termination of the Program
The Annuity Owner can elect to terminate the enhanced  guarantee but maintain the  protection  provided by the base  guarantee.  The
Annuity Owner also can terminate the  Guaranteed  Return Option Plus program  entirely.  An Annuity Owner who terminates the program entirely can  subsequently  elect to  participate  in the program again (based on the Account Value on that date) by furnishing  the documentation we require.  In a rising market,  an Annuity Owner could,  for example,  terminate the program on a given business day and two weeks later  reinstate  the program  with a higher base  guarantee  (and a new  maturity  date).  However,  your  ability to reinstate the program is limited by the  following:  (A) in any Annuity  Year, we do not permit more than two program  elections and
(B) a program reinstatement cannot be effected on the same business day on which a program termination was effected.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date  Account  Value is applied  to begin  annuity  payments;  or (c) upon full  surrender  of the  Annuity.  If you elect to terminate the program prior to the applicable  maturity  date, the Guaranteed  Return Option Plus will no longer provide a guarantee of your  Account  Value.  The  surviving  spouse  may elect the  benefit  at any time  after the  death of the  Annuity  Owner.  The surviving  spouse's  election will be effective on the business day that we receive the required  documentation in good order at our home office, and the Account Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option Plus program will no longer be deducted from your Account  Value upon  termination  of the program.

Special Considerations under the Guaranteed Return Option Plus
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon inception of the program,  100% of your Account Value must be allocated to the variable  investment  options. No Fixed
     Allocations may be in effect as of the date that you elect to participate in the program.  However,  the  reallocation  trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
|X|      Annuity Owners cannot  allocate any portion of Purchase  Payments or transfer  Account Value to or from a Fixed  Allocation while  participating in the program,  and cannot  participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to the variable investment options.
|X|      Additional  Purchase Payments  (including any credits  associated with such Purchase Payments) applied to the Annuity while the program is in effect will increase the applicable  guarantee amount by the actual amount of the Purchase Payment;  however, all or a portion of any additional  Purchase  Payments  (including any credits  associated with such Purchase  Payments) may be allocated by us to Fixed Allocations to support the additional amount guaranteed.
|X|      Transfers from Fixed  Allocations will be subject to the Market Value Adjustment  formula under the Annuity;  however,  the
     0.10%  "cushion"  feature of the  formula  will not apply.  A Market  Value  Adjustment  may be either  positive  or  negative.
     Transfer amounts will be taken from the most recently applied Fixed Allocation.
|X|      Transfers from the Sub-accounts to Fixed Allocations or from Fixed  Allocations to the Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account  Value by American  Skandia on the maturity  date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.

Charges under the Program
We deduct a charge equal to 0.25% of Account  Value per year to  participate  in the  Guaranteed  Return  Option Plus  program.  The annual  charge is deducted  daily  against your  Account  Value  allocated to the  Sub-accounts.  Account  Value  allocated to Fixed
Allocations  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia  for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

ASAP2 / FUSI AS2 / EVA / ASAP III / APEX / FUSI XT /EVA XT / WELLS XT / FUSI ASXT-4 / ASL / FUSI ASL /
WELLS ASL / WELLS APEX / AS PRO / WELLS VA+ / IMPACT / FT PORTFOLIOS / GAL 3 / ASL II /FUSI ASL II /
APEX II  - SUPP. (GRO Only) - (10/13/2003)                                                                              92001b0903

                                              Supplement to Prospectus Dated May 1, 2003
                                                   Supplement dated December 5, 2003

This Supplement should be retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

As described in more detail  below,  three of the Evergreen  portfolios  formerly  offered as investment  options for your annuity were merged into other Evergreen portfolios.

                                                               A. MERGER

Evergreen VA Global Leaders
Effective December 5, 2003,  pursuant to shareholder  approval,  the Evergreen VA Global Leaders portfolio merged into the Evergreen VA
International  Equity  portfolio.  As a result of the merger,  the Evergreen VA Global Leaders  portfolio ceased operations and will no longer be offered as an  investment  option.  Evergreen  Investment  Management  Company LLC is the  Sub-advisor  of the  Evergreen  VA
International Equity portfolio, the successor portfolio.

Evergreen VA Capital Growth
Effective December 5, 2003,  pursuant to shareholder  approval,  the Evergreen VA Capital Growth portfolio merged into the Evergreen VA
Growth and Income  portfolio.  As a result of the merger,  the Evergreen VA Capital  Growth  portfolio  ceased  operations  and will no longer be offered as an investment option.  Evergreen  Investment  Management Company LLC is the Sub-advisor of the Evergreen VA Growth and Income portfolio, the successor portfolio.

Evergreen VA Blue Chip
Effective  December 5, 2003,  pursuant to  shareholder  approval,  the  Evergreen VA Blue Chip  portfolio  merged into the Evergreen VA portfolio.  As a result of the merger,  the  Evergreen VA Blue Chip  portfolio  ceased  operations  and will no longer be offered as an investment  option.  Evergreen  Investment  Management  Company LLC is the  Sub-advisor  of the Evergreen VA  portfolio,  the successor portfolio.

The following  annual expenses for the successor  portfolios are estimates of what the expenses of each successor  portfolio will be as a result of the respective mergers:

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                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ --------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-ment Expenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ --------------
Evergreen Variable Annuity Trust:
  International Equity 1                               0.66%         0.39%           0.00%         1.05%         0.00%         1.05%
  Growth and Income 2                                  0.75%         0.18%           0.00%         0.93%         0.00%         0.93%
  VA 3                                                 0.75%         0.24%           0.00%         0.99%         0.00%         0.99%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ --------------
1    The annual expenses of the Evergreen VA International Equity portfolio prior to the Merger were as follows:  Management Fee:
0.66%; 12b-1 Fee: 0.00%; Other Expenses: 0.73%; Total Annual Portfolio Operating Expenses: 1.39%; Fee Waiver and Expense
Reimbursement: 0.39%; Net Annual Portfolio Operating Expenses: 1.00%.
2    The annual expenses of the Evergreen VA Growth and Income portfolio prior to the Merger are the same as the estimated annual expenses post-Merger.
3    The annual expenses of the Evergreen VA portfolio prior to the Merger were as follows:  Management Fees: 0.75%; 12b-1 Fee: 0.00%;
Other Expenses: 0.23%; and Total Annual Portfolio Operating Expenses: 0.98%.

The following descriptions of the investment objectives are effective as of December 5, 2003.

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

------------------- ---------------------------------------------------------------------------------------------- ---------------------
      STYLE/                                       INVESTMENT OBJECTIVES/POLICIES                                       PORTFOLIO
       TYPE                                                                                                              ADVISOR/
                                                                                                                       SUB-ADVISOR
                    ---------------------------------------------------------------------------------------------- ---------------------
------------------- ---------------------------------------------------------------------------------------------- ---------------------
  INTER-NATIONAL    Evergreen VA International  Equity (acquired Evergreen VA Global Leaders) (f/k/a Evergreen VA       Evergreen
                    International  Growth):  seeks long-term capital growth and, secondarily,  modest income. The
                    Portfolio invests primarily in equity  securities  issued by established,  quality,  non-U.S.
                    companies  located in countries with developed  markets,  but may purchase  across all market
      EQUITY        capitalizations.  The Portfolio  normally invests at least 65% of its assets in securities of       Investment
                    companies in at least three different  countries  (other than the U.S.),  but may invest more  Management Company,
                    than 25% of its assets in one country.  The Portfolio also invests in emerging markets.                LLC
------------------- ---------------------------------------------------------------------------------------------- ---------------------
------------------- ---------------------------------------------------------------------------------------------- ---------------------
 LARGE CAP VALUE    Evergreen VA Growth and Income (acquired  Evergreen VA Capital Growth):  seeks capital growth       Evergreen
                    in the value of its shares and current  income.  The  Portfolio  invests  primarily in common stocks of medium and mid-sized U.S.  companies.  The investment  adviser selects stocks using a diversified  style of equity  management that allows the Portfolio to invest in both value-
                    and growth-oriented equity securities.  Additionally,  the investment adviser seeks companies that are  temporarily  undervalued  in the  marketplace,  sell at a discount to their private market  values  and  display  certain  characteristics  such  as  earning  a high  return  on
                    investment and having some kind of  competitive  advantage in their  industry.  The Portfolio       Investment
                    seeks additional income primarily by investing up to 20% of its assets in convertible  bonds,  Management Company,
                    including below  investment  grade bonds,  and convertible  preferred  stocks of any quality.          LLC
                    The Portfolio may invest up to 20% of its assets in foreign securities.
------------------- ---------------------------------------------------------------------------------------------- ---------------------
------------------- ---------------------------------------------------------------------------------------------- ---------------------
 LARGE CAP BLEND    Evergreen  VA  (acquired  Evergreen  VA Blue  Chip):  seeks  long-term  capital  growth.  The       Evergreen
                    Portfolio  invests  primarily  in  common  stocks  of  large  U.S.  companies,  whose  market capitalizations  fall within the range  tracked by the Russell  1000(R)Index,  at the time of
                    purchase.  The  Investment  adviser  selects  stocks  using a  diversified  style  of  equity       Investment
                    management  that employs a blend between  growth- and  value-oriented  stocks.  The Portfolio  Management Company,
                    does not invest in foreign securities.                                                                 LLC
------------------- ---------------------------------------------------------------------------------------------- ---------------------

As described in more detail below, the Evergreen VA Equity Index portfolio that is currently offered as an investment option for your annuity will no longer be available effective December 23, 2003.

                                                            B. LIQUIDATION

Evergreen VA Equity Index
American  Skandia  anticipates  that the  shareholders of the Evergreen VA Equity Index portfolio (the "Equity Index  portfolio")  will approve the  liquidation of this  portfolio,  which is currently  scheduled to take place on or about  December 23, 2003.  Accordingly, effective December 23, 2003, the Evergreen VA Equity Index portfolio will no longer be offered as an investment option.

Current shareholders of the Evergreen VA Equity Index portfolio have been sent a separate communication explaining their options.

ASAP 2 Premier / EVA / ASXT - Premier /
EVA XT / ASL Premier / ASXT-Four Premier /
ASL II Premier - SUPP. (12/05/2003)

                                             Supplement to Prospectus Dated May 1, 2003
                                                   Supplement dated January 29, 2004

This Supplement should be retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

AST Strong International Equity portfolio
Pursuant to the exemptive authority granted to American Skandia Trust, its investment  advisers,  American Skandia Investment Services,
Incorporated  ("ASISI") and Prudential  Investments LLC have changed  sub-advisors  for the AST Strong  International  Equity Portfolio
("International  Equity  Portfolio").  Effective February 23, 2004, J.P. Morgan Investment  Management Inc. will become the sub-advisor for the  International  Equity  Portfolio.  Accordingly,  effective  February 23, 2004, all references in the Prospectus and the SAI to the AST Strong  International  Equity  Portfolio  are replaced by  references to the AST JPMorgan  International  Equity  Portfolio and
references to Strong Capital  Management,  Inc. are replaced by references to J.P.  Morgan  Investment  Management  Inc. The investment objective of the International Equity Portfolio is unchanged.

ASAP/ ASAP2/ EVA/ FUSI AS2/ ASAP III/ Wells ASAP III/ APEX/VA/ VIA-SUPP (01/2004)
ASXT/ EVAXT/ FUSI XT/Wells XT/ASXT-FOUR/ FUSI XT-FOUR/ ASL/92001a0304
FUSI ASL/ Wells ASL/ ASPro/ Wells VA+/ Wells APEX/ CH2/ ASImpact/
APEX II/Wells APEX II/ ASL II/ FUSI ASL II/ASXT-SIX/ Wells XT-SIX/
VIAS/ VIAT/ VIAG -SUPP (01/2004)

                                                                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                        One Corporate Drive, Shelton, Connecticut 06484

This  Prospectus  describes  American  Skandia XTra CreditSM  FOUR, a flexible  premium  deferred  annuity (the  "Annuity")  offered by
American  Skandia Life Assurance  Corporation  ("American  Skandia",  "we", "our" or "us"). The Annuity may be offered as an individual annuity  contract or as an interest in a group annuity.  This Prospectus  describes the important  features of the Annuity and what you should  consider before  purchasing the Annuity.  We have also filed a Statement of Additional  Information  that is available from us, without  charge,  upon your request.  The contents of the Statement of Additional  Information are described on page 63. The Annuity or certain of its investment  options and/or  features may not be available in all states.  Various rights and benefits may differ between states to meet applicable laws and/or  regulations.  In particular,  please refer to Appendix E for a description of certain provisions that  apply to  Annuities  sold to New York  residents.  Certain  terms are  capitalized  in this  Prospectus.  Those  terms are either defined in the Glossary of Terms or in the context of the particular section.

=======================================================================================================================================
American  Skandia  offers  several  different  annuities  which your  investment  professional  may be authorized to offer to you. Each annuity has different  features and benefits that may be appropriate  for you based on your financial  situation,  your age and how you intend to use the annuity.  The different features and benefits include variations in death benefit  protection,  the ability to access your  annuity's  account  value and the  charges  that you will be subject  to if you choose to  surrender  the  annuity.  The fees and charges may also be different between each annuity.
=======================================================================================================================================

If you are purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should consider any surrender or penalty  charges you may incur when replacing your existing  coverage and that this Annuity may be subject to a contingent deferred  sales charge if you elect to surrender  the Annuity or take a partial  withdrawal.  You should  consider  your need to access the Annuity's Account Value and whether the annuity's liquidity features will satisfy that need.

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This  Annuity is  frequently  used for  retirement  planning  because it allows you to  accumulate  retirement  savings and also offers annuity  payment  options when you are ready to begin  receiving  income.  The Annuity also offers one or more death  benefits that can protect  your  retirement  savings  if you die  during a period of  declining  markets.  It may be used as an  investment  vehicle  for
"qualified"  investments,  including  an IRA,  SEP-IRA,  Roth  IRA or Tax  Sheltered  Annuity  (or  403(b)).  It may also be used as an investment  vehicle for  "non-qualified"  investments.  The Annuity allows you to invest your money in a number of variable  investment options as well as in one or more fixed investment options.

When an Annuity is purchased as a  "non-qualified"  investment,  you generally are not taxed on any investment  gains the Annuity earns until you make a withdrawal or begin to receive annuity payments.  This feature,  referred to as  "tax-deferral",  can be beneficial to the growth of your  Account  Value  because  money that would  otherwise be needed to pay taxes on  investment  gains each year remains invested and can earn additional money.  However,  because the Annuity is designed for long-term  retirement savings, a 10% penalty tax may be applied on withdrawals  you make before you reach age 59 1/2.  Annuities  purchased as a  non-qualified  investment are not subject to the maximum  contribution  limits that may apply to a qualified  investment,  and are not subject to required minimum  distributions after age 701/2.

When an Annuity is purchased as a "qualified"  investment,  you should consider that the Annuity does not provide any tax advantages in addition to the  preferential  treatment  already  available  through your retirement plan under the Internal  Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other  investment  vehicles may not offer,  including  death benefit  protection for your  beneficiaries,  lifetime  income options,  and the ability to make transfers  between  numerous  variable investment  options  offered  under the  Annuity.  You should  consult  with your  investment  professional  as to whether  the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.
---------------------------------------------------------------------------------------------------------------------------------------
These  annuities are NOT deposits or obligations  of, or issued,  guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S.  government,  the Federal Deposit Insurance  Corporation  (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves investment risks, including possible loss of value.
---------------------------------------------------------------------------------------------------------------------------------------

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE  SECURITIES  COMMISSION
NOR  HAS  THE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS.  ANY
REPRESENTATION  TO THE CONTRARY IS A CRIMINAL  OFFENSE.  PLEASE READ THIS  PROSPECTUS  AND THE CURRENT  PROSPECTUS  FOR THE  UNDERLYING
MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
                                              FOR FURTHER INFORMATION CALL 1-800-766-4530
Prospectus Dated: May 1, 2003                                                 Statement of Additional Information Dated: May 1, 2003
ASXT II Four-PROS- (05/2003)                                                                                             ASXT IIPROS

PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

=======================================================================================================================================
If you purchase this Annuity,  we apply an additional  amount (an XTra  CreditSM) to your account value with each purchase  payment you make, including your initial purchase payment and any additional purchase payments.
=======================================================================================================================================

-        This Annuity  features the same Insurance  Charge as many of American  Skandia's  other variable  annuities.  However,  if you make a withdrawal  that exceeds the free  withdrawal  amount or choose to surrender your Annuity,  the  contingent  deferred sales charge (CDSC) on this Annuity is higher and is deducted for a longer period of time as compared to our other  variable  annuities.
     As with any annuity that  features a CDSC,  you should  consider your need to access your account value during the CDSC period and whether the  liquidity  provision  under the Annuity will satisfy  that need.  The CDSC is only  deducted if you make a withdrawal that exceeds the free  withdrawal  amount or choose to surrender your Annuity.  If you make a withdrawal or surrender your Annuity which is subject to a CDSC, we do not recover the XTra CreditSM amount.
=======================================================================================================================================
=======================================================================================================================================

=======================================================================================================================================
-        The XTra  CreditSM  amount is included in your  account  value.  However,  American  Skandia may take back the  original  XTra
     CreditSM  amount  applied to your  purchase  payment if you die, or elect to withdraw all or a portion of your account value under the medically-related  surrender provision,  within 12 months of having received an XTra CreditSM amount. In either situation, the value of the XTra CreditSM amount could be substantially  reduced.  However,  any investment gain on the XTra CreditSM amount will not be taken back.  Additional  conditions and restrictions apply. We do not deduct a CDSC in any situation where we take back the
     XTra CreditSM amount.
=======================================================================================================================================
=======================================================================================================================================

=======================================================================================================================================
-        We offer other  annuities  where we apply an XTra  CreditSM to your  annuity  with each  purchase  payment you make.  The XTra
     CreditSM amount we apply to purchase  payments on those  annuities is initially  higher than on this Annuity but reduces over time and only applies  during the first six annuity  years.  The total  asset-based  charges on those  annuities  are higher during the first 10 years but are lower than this Annuity  after the 10th year.  The CDSC is also higher and is deducted for a longer  period of time than on this Annuity;  however the CDSC on those annuities  applies from the issue date of the annuity,  not separately to each purchase payment.
=======================================================================================================================================
=======================================================================================================================================

WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?
|X|      This  Annuity is a "flexible  premium  deferred  annuity."  It is called  "flexible  premium"  because  you have  considerable flexibility in the timing and amount of premium  payments.  Generally,  investors "defer" receiving annuity payments until after an accumulation period.
|X|      This Annuity  offers both variable and fixed  investment  options.  If you allocate your Account Value to variable  investment options, the value of your Annuity will vary daily to reflect the investment  performance of the underlying  investment options.
       Fixed  investment  options of different  durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.
|X|      The Annuity  features two distinct phases - the  accumulation  period and the payout period.  During the  accumulation  period your Account Value is allocated to one or more  investment  options.  The variable  investment  options,  each a Sub-account  of
       American  Skandia Life Assurance  Corporation  Variable  Account B, invest in an underlying  mutual fund  portfolio.  Currently, portfolios of the following  underlying  mutual funds are being offered:  American  Skandia Trust,  Montgomery  Variable Series,
       Wells Fargo Variable Trust,  INVESCO Variable  Investment  Funds,  Inc.,  Evergreen  Variable Annuity Trust,  ProFunds VP, First
       Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.
|X|      During the payout period,  commonly called  "annuitization,"  you can elect to receive annuity  payments (1) for life; (2) for life with a guaranteed  minimum number of payments;  (3) based on joint lives;  or (4) for a guaranteed  number of payments.  We currently make annuity payments available on a fixed or variable basis.
|X|      This Annuity offers a Credit which we add to your Annuity with each Purchase Payment we receive.
|X|      This  Annuity  offers a basic  Death  Benefit.  It also offers  optional  Death  Benefits  that  provide an enhanced  level of protection for your beneficiary(ies) for an additional charge.
|X|      You are  allowed to  withdraw a limited  amount of money from your  Annuity on an annual  basis  without  any  charges.  Other product features allow you to access your Account Value as necessary, although a charge may apply.
|X|      Transfers  between  investment  options are tax-free.  Currently,  you may make twenty transfers each year free of charge.  We also offer several  programs that enable you to manage your Account Value as your  financial  needs and  investment  performance change.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity  through  licensed,  registered  investment  professionals.  You must complete an application  and submit a minimum initial  purchase  payment of $1,000.  We may allow you to make a lower initial purchase payment provided you establish a bank drafting program  under  which  purchase  payments  received  in the first  Annuity  Year total at least  $1,000.  If the Annuity is owned by an individual or  individuals,  the oldest of those persons must be age 80 or under.  If the Annuity is owned by an entity,  the annuitant must be age 80 or under.

   WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED

APPENDIX F - DESCRIPTION AND CALCULATION OF THE ENHANCED BENEFICIARY PROTECTION OPTIONAL
  DEATH BENEFIT AND THE GUARANTEED MINIMUM DEATH BENEFIT...........................................................................1

                                                           GLOSSARY OF TERMS

Many terms used  within this  Prospectus  are  described  within the text where they  appear.  The  description  of those terms are not repeated in this Glossary of Terms.

Account  Value:  The value of each  allocation to a Sub-account  or a Fixed  Allocation  prior to the Annuity Date,  plus any earnings, and/or less any losses,  distributions  and  charges.  The  Account  Value is  calculated  before we assess any  applicable  Contingent
Deferred Sales Charge  ("CDSC") and/or any Annual  Maintenance  Fee. The Account Value includes any Credits we applied to your Purchase
Payments  that we are  entitled  to  recover  under  certain  circumstances.  The  Account  Value  is  determined  separately  for each
Sub-account  and for each Fixed  Allocation,  and then  totaled to determine  the Account  Value for your entire  Annuity.  The Account
Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Annuitization:  The  application  of Account  Value to one of the  available  annuity  options  for the  Annuitant  to begin  receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An  allocation of Account  Value that is to be credited a fixed rate of interest for a specified  Guarantee  Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim  Value:  The value of a Fixed  Allocation on any date other than the Maturity  Date.  The Interim Value is equal to the initial value  allocated to the Fixed  Allocation  plus all  interest  credited to the Fixed  Allocation  as of the date  calculated,  less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment used in the  determination of Account Value of each Fixed Allocation on any day other than the Maturity
Date of such Fixed Allocation.

Owner:  With an Annuity  issued as an individual  annuity  contract,  the Owner is either an eligible  entity or person named as having ownership  rights in relation to the Annuity.  With an Annuity  issued as a  certificate  under a group annuity  contract,  the "Owner"
refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender  Value:  The value of your Annuity  available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge, the charge for any optional benefits.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation  Day:  Every day the New York Stock  Exchange is open for trading or any other day the  Securities  and  Exchange  Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the Annuity.  Some fees and charges are assessed  against your Annuity  while others are assessed  against  assets  allocated to the variable  investment  options.  The fees and charges that are assessed  against the Annuity include the  Contingent  Deferred  Sales Charge,  Transfer Fee and Annual  Maintenance  Fee. The charges that are assessed  against the variable  investment  options are the Insurance  Charge,  which is the  combination of a mortality and expense risk charge and a charge for  administration  of the  Annuity,  and the charge for any  optional  benefits  you elect.  Each  underlying  mutual fund  portfolio assesses a charge for  investment  management,  other  expenses and with some mutual funds,  a 12b-1 charge.  The  prospectus  for each underlying  mutual fund provides more detailed  information  about the expenses for the underlying  mutual funds.  Tax charges may vary by state and in certain  states,  a premium tax charge may be  applicable.  All of these fees and charges are  described in more detail within this Prospectus.

The following  table  provides a summary of the fees and charges you will incur if you surrender the Annuity or transfer  Account Value among investment options.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                   YOUR TRANSACTION FEES AND CHARGES
                                                    (assessed against the Annuity)
----------------------------------------------------------------------------------------------------------------------------------------
-------------------------- -------------------------------------------------------------------------------------------------------------
       FEE/CHARGE                                                        Amount Deducted
-------------------------- -------------------------------------------------------------------------------------------------------------
--------------------------
Contingent       Deferred                                                      8.5%
Sales Charge*               The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the date each Purchase Payment is allocated.
-------------------------- -------------------------------------------------------------------------------------------------------------
--------------------------
Transfer Fee                                                                  $10.00
                                                       (Deducted after the 20th transfer each Annuity Year)
-------------------------- -------------------------------------------------------------------------------------------------------------

*    The following are the Contingent  Deferred Sales Charges (as a percentage of each applicable  Purchase  Payment) upon surrender or withdrawal.

-------- ------ ------ ----- ------ ------ ----- ------ -------
 Yr. 1   Yr. 2  Yr. 3  Yr.   Yr. 5  Yr. 6  Yr.   Yr. 8  Yr. 9+
                        4                   7
-------- ------ ------ ----- ------ ------ ----- ------ -------
-------- ------ ------ ----- ------ ------ ----- ------ -------
 8.5%    8.5%   8.5%   8.5%  7.0%   6.0%   5.0%  4.0%    0.0%
-------- ------ ------ ----- ------ ------ ----- ------ -------

The  following  table  provides a summary of the  periodic  fees and charges you will incur while you own the  Annuity,  excluding  the underlying mutual fund Portfolio annual expenses.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                    YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                            ANNUAL FEES/CHARGES ASSESSED AGAINT THE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $35 or 2% of Account Value
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS*
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge                                                                     1.25%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge                                                                               0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts**                                     1.40% per year of the value of each Sub-account
--------------------------------------------------------------------- ------------------------------------------------------------------
*    These charges are deducted daily and apply to Variable Investment Options only.
**   The  combination  of the Mortality and Expense Risk Charges and  Administration  Charge is referred to as the  "Insurance  Charge"
elsewhere in this Prospectus.

The following table provides a summary of the fees and charges you will incur if you elect any of the following optional benefits.
These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
                                     Optional Benefit                                         Optional Benefit    Total Annual Charge*
                                                                                                    Fee/
                                                                                                   Charge
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
GUARANTEED RETURN OPTION                                                                                                  1.65%
We offer a program  that  guarantees  a  "return  of  premium"  at a future  date,  while     0.25% of average
allowing you to allocate all or a portion of your Account  Value to the  Sub-accounts  of   daily net assets of
your choice.                                                                                  the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT                                                                             1.65%
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by providing  amounts in addition to the basic Death Benefit that   daily net assets of
can be used to offset  federal  and state  taxes  payable  on any  taxable  gains in your     the Sub-accounts
Annuity at the time of your death.
------------------------------------------------------------------------------------------- --------------------- ----------------------
------------------------------------------------------------------------------------------- --------------------- ----------------------
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
We offer an Optional  Death  Benefit that provides an enhanced  level of  protection  for     0.25% of average
your  beneficiary(ies)  by  providing a death  benefit  equal to the greater of the basic   daily net assets of           1.65%
Death Benefit or the Highest Anniversary Value.                                               the Sub-accounts
------------------------------------------------------------------------------------------- --------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------------------------
Please  refer to the section of the  Prospectus  that  describes  each  optional  benefit for a complete  description  of the  benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------------------------------------------
*    The Total Annual Charge includes the Insurance Charge  assessed against the Annuity.  If you elect more than one optional benefit, the Total  Annual Charge includes the charge for each optional benefit.

The  following  table  provides  the range  (minimum  and  maximum)  of the total  annual  expenses  for the  underlying  mutual  funds
("Portfolios")  as of December  31,  2002.  Each figure is stated as a  percentage  of the  underlying  Portfolio's  average  daily net assets.

----------------------------------------------------------------------------------------------------------------------------------------
                                               Total Annual Portfolio Operating Expenses
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
                                                                 Minimum                                      Maximum
---------------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
Total Portfolio Operating Expense                                0.14% *                                       3.14%
---------------------------------------------- -------------------------------------------- --------------------------------------------
*    The minimum total annual portfolio  operating expenses are those of a Portfolio that may invest in mutual funds, which also charge their own operating expenses.  Thus, the total annual portfolio operating expenses may be higher than indicated.

The following are the investment  management fees, other expenses,  12b-1 fees (if applicable),  and the total annual expenses for each underlying  mutual  fund  ("Portfolio")  as of  December  31,  2002,  except as noted.  Each  figure is stated as a  percentage  of the underlying  Portfolio's  average daily net assets. For certain of the underlying  Portfolios,  a portion of the management fee is being waived and/or other  expenses are being  partially  reimbursed.  "N/A"  indicates  that no portion of the  management  fee and/or other expenses is being waived and/or  reimbursed.  The "Net Annual Portfolio  Operating  Expenses" reflect the combination of the underlying
Portfolio's  investment  management  fee,  other expenses and any 12b-1 fees,  net of any fee waivers and expense  reimbursements.  The following  expenses are deducted by the underlying  Portfolio  before it provides  American Skandia with the daily net asset value. Any footnotes  about  expenses  appear after the list of all the  Portfolios.  The  underlying  Portfolio  information  was provided by the underlying  mutual funds and has not been  independently  verified by us. See the prospectuses or statements of additional  information of the underlying  Portfolios for further details.  The current  prospectus and statement of additional  information for the underlying
Portfolios can be obtained by calling 1-800-766-4530.

---------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-mentExpenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
American Skandia Trust: 1
  AST Strong International Equity                     0.88%          0.21%          0.12%         1.21%         0.00%        1.21%
  AST William Blair International Growth              1.00%          0.23%          0.10%         1.33%         0.10%        1.23%
  AST American Century International Growth           1.00%          0.25%          0.00%         1.25%         0.00%        1.25%
  AST DeAM International Equity                       1.00%          0.44%          0.00%         1.44%         0.15%        1.29%
  AST MFS Global Equity                               1.00%          0.41%          0.00%         1.41%         0.00%        1.41%
  AST PBHG Small-Cap Growth                           0.90%          0.22%          0.11%         1.23%         0.00%        1.23%
  AST DeAM Small-Cap Growth                           0.95%          0.20%          0.00%         1.15%         0.15%        1.00%
  AST Federated Aggressive Growth                     0.95%          0.43%          0.00%         1.38%         0.03%        1.35%
  AST Goldman Sachs Small-Cap Value                   0.95%          0.21%          0.11%         1.27%         0.00%        1.27%
  AST Gabelli Small-Cap Value                         0.90%          0.19%          0.01%         1.10%         0.00%        1.10%
  AST DeAM Small-Cap Value                            0.95%          0.53%          0.00%         1.48%         0.33%        1.15%
  AST Goldman Sachs Mid-Cap Growth                    1.00%          0.26%          0.07%         1.33%         0.10%        1.23%
  AST Neuberger Berman Mid-Cap Growth                 0.90%          0.20%          0.06%         1.16%         0.00%        1.16%
  AST Neuberger Berman Mid-Cap Value                  0.90%          0.17%          0.09%         1.16%         0.00%        1.16%
  AST Alger All-Cap Growth                            0.95%          0.19%          0.15%         1.29%         0.00%        1.29%
  AST Gabelli All-Cap Value                           0.95%          0.24%          0.00%         1.19%         0.00%        1.19%
  AST T. Rowe Price Natural Resources                 0.90%          0.23%          0.03%         1.16%         0.00%        1.16%
  AST Alliance Growth                                 0.90%          0.20%          0.03%         1.13%         0.00%        1.13%
  AST MFS Growth                                      0.90%          0.18%          0.10%         1.18%         0.00%        1.18%
  AST Marsico Capital Growth                          0.90%          0.16%          0.04%         1.10%         0.01%        1.09%
  AST Goldman Sachs Concentrated Growth               0.90%          0.15%          0.04%         1.09%         0.06%        1.03%
  AST DeAM Large-Cap Growth                           0.85%          0.23%          0.00%         1.08%         0.10%        0.98%
  AST DeAM Large-Cap Value                            0.85%          0.24%          0.04%         1.13%         0.10%        1.03%
  AST Alliance/Bernstein Growth + Value               0.90%          0.23%          0.00%         1.13%         0.00%        1.13%
  AST Sanford Bernstein Core Value                    0.75%          0.25%          0.00%         1.00%         0.00%        1.00%
  AST Cohen & Steers Realty                           1.00%          0.23%          0.03%         1.26%         0.00%        1.26%
  AST Sanford Bernstein Managed Index 500             0.60%          0.16%          0.08%         0.84%         0.00%        0.84%
  AST American Century Income & Growth                0.75%          0.23%          0.00%         0.98%         0.00%        0.98%
  AST Alliance Growth and Income                      0.75%          0.15%          0.08%         0.98%         0.02%        0.96%
  AST MFS Growth with Income                          0.90%          0.28%          0.01%         1.19%         0.00%        1.19%
  AST INVESCO Capital Income                          0.75%          0.17%          0.03%         0.95%         0.00%        0.95%
  AST DeAM Global Allocation                          0.10%          0.04%          0.00%         0.14%         0.00%        0.14%
  AST American Century Strategic Balanced             0.85%          0.25%          0.00%         1.10%         0.00%        1.10%
  AST T. Rowe Price Asset Allocation                  0.85%          0.26%          0.00%         1.11%         0.00%        1.11%
  AST T. Rowe Price Global Bond                       0.80%          0.26%          0.00%         1.06%         0.00%        1.06%
  AST Federated High Yield                            0.75%          0.19%          0.00%         0.94%         0.00%        0.94%
  AST Lord Abbett Bond-Debenture                      0.80%          0.24%          0.00%         1.04%         0.00%        1.04%
  AST DeAM Bond                                       0.85%          0.23%          0.00%         1.08%         0.15%        0.93%
  AST PIMCO Total Return Bond                         0.65%          0.15%          0.00%         0.80%         0.02%        0.78%
  AST PIMCO Limited Maturity Bond                     0.65%          0.18%          0.00%         0.83%         0.00%        0.83%
  AST Money Market                                    0.50%          0.13%          0.00%         0.63%         0.05%        0.58%

Montgomery Variable Series:
  Emerging Markets                                    1.25%          0.43%           0.00%         1.68%        0.00%        1.68%

Wells Fargo Variable Trust:
  Equity Income                                       0.55%          0.30%          0.25%         1.10%         0.10%        1.00%

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

---------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-mentExpenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

INVESCO Variable Investment Funds, Inc.:
  Dynamics                                             0.75%         0.37%           0.00%         1.12%         0.00%        1.12%
  Technology                                           0.75%         0.36%           0.00%         1.11%         0.00%        1.11%
  Health Sciences                                      0.75%         0.32%           0.00%         1.07%         0.00%        1.07%
  Financial Services                                   0.75%         0.34%           0.00%         1.09%         0.00%        1.09%
  Telecommunications                                   0.75%         0.47%           0.00%         1.22%         0.00%        1.22%

Evergreen Variable Annuity Trust:
  Global Leaders                                       0.87%         0.31%           0.00%         1.18%         0.18%        1.00%
  Special Equity                                       0.92%         0.26%           0.00%         1.18%         0.15%        1.03%
  Omega                                                0.52%         0.18%           0.00%         0.70%         0.00%        0.70%

ProFund VP:
  Europe 30                                            0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  Asia 30                                              0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  Japan                                                0.75%         1.06%           0.25%         2.06%         0.08%        1.98%
  Banks                                                0.75%         1.11%           0.25%         2.11%         0.13%        1.98%
  Basic Materials                                      0.75%         1.21%           0.25%         2.21%         0.23%        1.98%
  Biotechnology                                        0.75%         1.16%           0.25%         2.16%         0.18%        1.98%
  Consumer Cyclical                                    0.75%         1.65%           0.25%         2.65%         0.67%        1.98%
  Consumer Non-Cyclical                                0.75%         1.10%           0.25%         2.10%         0.12%        1.98%
  Energy                                               0.75%         1.16%           0.25%         2.16%         0.18%        1.98%
  Financial                                            0.75%         1.14%           0.25%         2.14%         0.16%        1.98%
  Healthcare                                           0.75%         1.14%           0.25%         2.14%         0.16%        1.98%
  Industrial                                           0.75%         1.65%           0.25%         2.65%         0.67%        1.98%
  Internet                                             0.75%         1.04%           0.25%         2.04%         0.06%        1.98%
  Pharmaceuticals                                      0.75%         1.12%           0.25%         2.12%         0.14%        1.98%
  Precious Metals                                      0.75%         0.98%           0.25%         1.98%          N/A         1.98%
  Real Estate                                          0.75%         1.13%           0.25%         2.13%         0.15%        1.98%
  Semiconductor                                        0.75%         1.33%           0.25%         2.33%         0.35%        1.98%
  Technology                                           0.75%         1.27%           0.25%         2.27%         0.29%        1.98%
  Telecommunications                                   0.75%         1.19%           0.25%         2.19%         0.21%        1.98%
  Utilities                                            0.75%         1.17%           0.25%         2.17%         0.19%        1.98%
  Bull                                                 0.75%         0.91%           0.25%         1.91%          N/A         1.91%
  Bear                                                 0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  UltraBull 2                                          0.75%         1.12%           0.25%         2.12%         0.27%        1.85%
  OTC                                                  0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  Short OTC                                            0.75%         0.96%           0.25%         1.96%          N/A         1.96%
  UltraOTC                                             0.75%         1.08%           0.25%         2.08%         0.13%        1.95%
  Mid-Cap Value                                        0.75%         1.25%           0.25%         2.25%         0.27%        1.98%
  Mid-Cap Growth                                       0.75%         1.22%           0.25%         2.22%         0.24%        1.98%
  UltraMid-Cap                                         0.75%         1.36%           0.25%         2.36%         0.38%        1.98%
  Small-Cap Value                                      0.75%         1.45%           0.25%         2.45%         0.47%        1.98%
  Small-Cap Growth                                     0.75%         1.20%           0.25%         2.20%         0.22%        1.98%
  UltraSmall-Cap                                       0.75%         1.15%           0.25%         2.15%         0.17%        1.98%
  U.S. Government Plus                                 0.50%         0.96%           0.25%         1.71%          N/A         1.71%
  Rising Rates Opportunity                             0.75%         1.13%           0.25%         2.13%         0.15%        1.98%

First Defined Portfolio Fund LLC:
  First Trust(R)10 Uncommon Values                     0.60%          2.29%          0.25%         3.14%         1.95%        1.37%

The Prudential Series Fund, Inc.:
SP Jennison International Growth                      0.85%          0.70%          0.25%         1.80%         0.16%        1.64%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

1        The  Investment  Manager of  American  Skandia  Trust (the  "Trust")  has agreed to  reimburse  and/or  waive fees for certain
     Portfolios until at least April 30, 2004. The caption "Total Annual Portfolio  Operating  Expenses"  reflects the Portfolios' fees and expenses before such waivers and  reimbursements,  while the caption "Net Annual Portfolio  Operating  Expenses"  reflects the effect of such waivers and  reimbursements.  The Trust adopted a Distribution Plan (the  "Distribution  Plan") under Rule 12b-1 of the Investment Company Act of 1940 to permit an affiliate of the Trust's  Investment  Manager to receive brokerage  commissions in connection  with purchases and sales of securities  held by Portfolios of the Trust,  and to use these  commissions to promote the sale of shares of such  Portfolios.  While the  brokerage  commission  rates and amounts  paid by the various  Portfolios  are not expected to increase as a result of the Distribution Plan, the staff of the Securities and Exchange  Commission takes the position that commission amounts received under the Distribution Plan should be reflected as distribution  expenses of the Portfolios.  The
     Distribution  Fee estimates are derived and annualized  from data regarding  commission  amounts  directed under the  Distribution
     Plan.  Although there are no maximum amounts  allowable,  actual commission amounts directed under the Distribution Plan will vary and the  amounts  directed  during the last full fiscal year of the Plan's  operations  may differ from the amounts  listed in the above chart.
2        Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.

EXPENSE EXAMPLES
These examples are designed to assist you in  understanding  the various  expenses you may incur with the Annuity over certain  periods of time based on specific  assumptions.  The  examples  reflect  the  Contingent  Deferred  Sales  Charges  (when  applicable),  Annual
Maintenance Fee (when  applicable),  Insurance  Charge,  and the maximum total annual portfolio  operating  expenses for the underlying
Portfolio  (shown  above),  as well as the charges for the optional  benefits that are offered under the Annuity.  The  Securities  and
Exchange Commission ("SEC") requires these examples.

Below are examples  showing what you would pay in expenses at the end of the stated time periods for each  Sub-account had you invested
$10,000 in the Annuity and received a 5% annual return on assets, and elected all optional benefits available.

The examples  shown assume that:  (a) you only  allocate  Account  Value to the  Sub-account  with the maximum  total annual  portfolio operating  expenses for the underlying  Portfolio  (shown above),  not to a Fixed  Allocation;  (b) the Insurance Charge is assessed as
1.40% per year; (c) the Annual  Maintenance  Fee (when  applicable) is reflected as an asset-based  charge based on an assumed  average contract  size;  (d) you make no  withdrawals  of Account  Value  during  the period  shown;  (e) you make no  transfers,  withdrawals, surrender or other  transactions  for which we charge a fee during the period shown;  (f) no tax charge applies;  (g) the maximum total annual  portfolio  operating  expenses for the  underlying  Portfolio  (shown  above) are  reflected;  (h) the charge for each optional benefit is reflected as an additional  charge equal to 0.25% per year,  respectively,  for the Guaranteed  Return Option,  the Enhanced
Beneficiary  Protection,  and the Highest  Anniversary  Value Death  Benefit;  and (i) the Credit  applicable  to your Annuity is 4% of
Purchase  Payments.  Amounts  shown in the  examples  are rounded to the  nearest  dollar.  The Credit may be less when total  Purchase
Payments are less then $10,000 and may be more when total Purchase Payments are at least $5,000,000 (see "How do I Receive Credits?").

Expense Examples are provided as follows:  1.) if you surrender the Annuity at the end of the stated time period;  2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity.

THE EXAMPLES ARE  ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE  CONSIDERED A  REPRESENTATION  OF PAST OR FUTURE  EXPENSES OF THE  UNDERLYING
MUTUAL FUNDS OR THEIR  PORTFOLIOS  - ACTUAL  EXPENSES  WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT ELECT ALL OF THE  OPTIONAL  BENEFITS
AVAILABLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

If you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        1426                         2566                        3542                       5592
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period (you may not annuitize in the first (1st) Annuity Year):

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        N/A                          1716                        2842                       5592
            ----------------------------- --------------------------- --------------------------- --------------------------

If you do not surrender your contract:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        576                          1716                        2842                       5592
            ----------------------------- --------------------------- --------------------------- --------------------------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable  investment  option is a Sub-account of American  Skandia Life Assurance  Corporation  Variable  Account B (see "What are
Separate Accounts" for more detailed  information.) Each Sub-account  invests  exclusively in one Portfolio.  You should carefully read the  prospectus for any Portfolio in which you are  interested.  The following  chart  classifies  each of the Portfolios  based on our assessment of their  investment  style (as of the date of this  Prospectus).  The chart also provides a description of each Portfolio's investment  objective  (in  italics)  and a short,  summary  description  of their key  policies  to assist  you in  determining  which
Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.

The name of the  advisor/sub-advisor  for each Portfolio  appears next to the  description.  Those  Portfolios  whose name includes the prefix "AST" are  Portfolios of American  Skandia  Trust.  The  investment  manager for AST is American  Skandia  Investment  Services,
Incorporated,  an affiliated  company of American Skandia.  However,  a sub-advisor,  as noted below, is engaged to conduct  day-to-day investment decisions.

The Portfolios are not publicly traded mutual funds.  They are only available as investment  options in variable annuity  contracts and variable life insurance  policies issued by insurance  companies,  or in some cases, to  participants in certain  qualified  retirement plans.  However,  some of the  Portfolios  available as  Sub-accounts  under the Annuity are managed by the same  portfolio  advisor or sub-advisor  as a retail  mutual fund of the same or similar  name that the  Portfolio  may have been modeled  after at its  inception.
Certain  retail mutual funds may also have been modeled after a Portfolio.  While the  investment  objective and policies of the retail mutual funds and the Portfolios may be substantially  similar,  the actual  investments will differ to varying degrees.  Differences in the  performance  of the funds can be expected,  and in some cases could be  substantial.  You should not compare the  performance of a publicly  traded  mutual fund with the  performance  of any  similarly  named  Portfolio  offered as a  Sub-account.  Details about the investment  objectives,  policies,  risks,  costs and  management of the Portfolios  are found in the  prospectuses  for the underlying mutual  funds.  The current  prospectus  and statement of  additional  information  for the  underlying  Portfolios  can be obtained by calling 1-800-766-4530.

=======================================================================================================================================
Effective  close of business  June 28, 2002,  the AST Goldman Sachs  Small-Cap  Value  portfolio is no longer  offered as a Sub-account under the Annuity,  except as noted below.  Annuity  contracts with Account Value  allocated to the AST Goldman Sachs  Small-Cap  Value
Sub-account on or before June 28, 2002 may continue to allocate  Account Value and make transfers into the AST Goldman Sachs  Small-Cap
Value  Sub-account,  including  any bank  drafting,  dollar cost  averaging,  asset  allocation  and  rebalancing  programs.  Owners of
Annuities  issued  after June 28,  2002 will not be  allowed  to  allocate  Account  Value to the AST  Goldman  Sachs  Small-Cap  Value
Sub-account.
=======================================================================================================================================
=======================================================================================================================================

=======================================================================================================================================
=======================================================================================================================================
The AST Goldman Sachs  Small-Cap  Value  Sub-account  may be offered to new Owners at some future date;  however,  at the present time,
American Skandia has no intention to do so.
=======================================================================================================================================

Please refer to Appendix B for certain required financial information related to the historical performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST Strong  International  Equity: seeks long-term capital growth by investing in a diversified
     EQUITY         portfolio  of  international  equity  securities  the issuers of which are  considered  to have strong  earnings  momentum.  The  Portfolio  seeks to meet its  objective by  investing,  under normal  market  conditions,  at least 80% of its total  assets in a  diversified  portfolio  of equity  securities  of  companies  located or operating in  developed  non-U.S.  countries  and emerging  markets  of the  world.  The  Sub-advisor  intends  to  focus  on  companies  with an
                    above-average   potential  for  long-term  growth  and  attractive  relative  valuations.   The      Strong Capital
                    Sub-advisor selects companies based on five key factors: growth,  valuation,  management,  risk     Management, Inc.
                    and sentiment.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST William Blair  International  Growth (f/k/a AST Janus  Overseas  Growth):  seeks  long-term
     EQUITY         growth of capital.  The  Portfolio  pursues its  objective  primarily  through  investments  in equity  securities  of issuers  located  outside  the United  States.  The  Portfolio  normally invests at least 80% of its total assets in securities of issuers from at least five  different countries,  excluding the United States.  The Portfolio invests primarily in companies selected
                    for their growth  potential.  Securities are generally  selected  without regard to any defined     William Blair &
                    allocation among countries,  geographic regions or industry sectors, or other similar selection     Company, L.L.C.
                    procedure.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST American Century  International  Growth:  seeks capital growth.  The Portfolio will seek to
     EQUITY         achieve its investment  objective by investing  primarily in equity securities of international companies  that the  Sub-advisor  believes  will  increase  in value  over time.  Under  normal conditions,  the  Portfolio  will  invest at least 65% of its  assets in equity  securities  of issuers from at least three  countries  outside of the United States.  The  Sub-advisor  uses a growth  investment  strategy it developed  that looks for  companies  with earnings and revenue
                    growth.  The  Sub-advisor  will  consider  a  number  of other  factors  in  making  investment     American Century
                    selections,  including the prospects for relative  economic  growth among countries or regions,        Investment
                    economic and political  conditions,  expected inflation rates,  currency exchange  fluctuations     Management, Inc.
                    and tax considerations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  International  Equity:  seeks capital growth.  The Portfolio pursues its objective by investing  at least 80% of the value of its assets in the equity  securities  of  companies  in developed  non-U.S.  countries that are represented in the MSCI EAFE(R)Index. The target of this
  INTER-NATIONAL    Portfolio  is to track the  performance  of the MSCI  EAFE(R)Index  within  4% with a  standard      Deutsche Asset
      EQUITY        deviation  expected of +/- 4%. The  Sub-advisor  considers  a number of factors in  determining     Management, Inc.
                    whether to invest in a stock,  including  earnings growth rate,  analysts'  estimates of future earnings and industry-relative price multiples.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Global Equity:  seeks capital growth.  Under normal circumstances the Portfolio invests
                    at least 80% of its assets in equity securities of U.S. and foreign issuers  (including issuers      Massachusetts
  GLOBAL EQUITY     in developing  countries).  The Portfolio  generally seeks to purchase  securities of companies    Financial Services
                    with relatively large market capitalizations relative to the market in which they are traded.           Company
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST PBHG  Small-Cap  Growth:  seeks  capital  growth.  The  Portfolio  pursues its objective by primarily  investing  at  least  80% of the  value  of its  assets  in  the  common  stocks  of
                    small-sized  companies,  whose market  capitalizations are similar to market capitalizations of     Pilgrim Baxter &
 SMALL CAP GROWTH   the  companies  in the  Russell  2000(R)Index at the time of the  Portfolio's  investment.  The     Associates, Ltd.
                    Sub-advisor  expects to focus primarily on those  securities  whose market  capitalizations  or annual revenues are less than $1billion at the time of purchase.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP GROWTH   AST DeAM  Small-Cap  Growth:  seeks maximum  growth of  investors'  capital from a portfolio of growth  stocks of  smaller  companies.  The  Portfolio  pursues  its  objective,  under  normal circumstances,  by  primarily  investing  at  least  80%  of its  total  assets  in the  equity
                    securities  of  small-sized   companies  included  in  the  Russell  2000  Growth(R)Index.  The
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity      Deutsche Asset
                    securities  which  approximates  the market risk of those  stocks  included in the Russell 2000     Management, Inc.
                    Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    SMALL CAP       AST Federated  Aggressive  Growth:  seeks capital growth.  The Portfolio pursues its investment
     GROWTH         objective by investing in the stocks of small  companies  that are traded on national  security
                    exchanges,  NASDAQ stock  exchange and the  over-the-counter-market.  Small  companies  will be    Federated Investment
                    defined as  companies  with market  capitalizations  similar to  companies  in the Russell 2000   Counseling/Federated
                    Index or the Standard & Poor's  Small Cap 600 Index.  Up to 25% of the  Portfolio's  net assets    Global Investment
                    may be invested in foreign securities, which are typically denominated in foreign currencies.       Management Corp.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs Small-Cap Value:  seeks long-term  capital  appreciation.  The Portfolio will seek its objective through  investments  primarily in equity securities that are believed to be undervalued in the marketplace.  The Portfolio  primarily seeks companies that are small-sized,
                    based on the value of their  outstanding  stock.  The  Portfolio  will  have a  non-fundamental   Goldman Sachs Asset
 SMALL CAP VALUE    policy to invest, under normal circumstances,  at least 80% of the value of its assets in small        Management
                    capitalization  companies.  The 80%  investment  requirement  applies at the time the Portfolio invests  its  assets.  The  Portfolio  generally  defines  small  capitalization  companies  as companies with a capitalization of $5 billion or less.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP VALUE    AST Gabelli Small-Cap Value:  seeks to provide long-term capital growth by investing  primarily in  small-capitalization  stocks  that  appear to be  undervalued.  The  Portfolio  will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in small capitalization  companies.  The 80% investment  requirement applies at the time the  Portfolio  invests  its assets.  The  Portfolio  generally  defines  small  capitalization companies as those with a capitalization  of $1.5 billion or less.  Reflecting a value approach
                    to  investing,  the Portfolio  will seek the stocks of companies  whose current stock prices do        GAMCO
                    not appear to adequately reflect their underlying value as measured by assets,  earnings,  cash     Investors, Inc.
                    flow or business franchises.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP VALUE    AST DeAM Small-Cap Value:  seeks maximum growth of investors'  capital.  The Portfolio  pursues its  objective,  under normal  market  conditions,  by primarily  investing at least 80% of its total assets in the equity  securities of small-sized  companies  included in the Russell 2000(R)
                    Value Index. The Sub-advisor  employs an investment  strategy  designed to maintain a portfolio      Deutsche Asset
                    of equity  securities  which  approximates  the market  risk of those  stocks  included  in the     Management, Inc.
                    Russell 2000(R)Value Index, but which attempts to outperform the Russell 2000(R)Value Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP GROWTH    AST Goldman Sachs Mid-Cap  Growth (f/k/a AST Janus Mid-Cap  Growth):  seeks  long-term  capital growth.  The  Portfolio  pursues its  investment  objective,  by investing  primarily in equity securities selected for their growth potential,  and normally invests at least 80% of the value of its assets in medium capitalization  companies. For purposes of the Portfolio,  medium-sized companies  are those whose market  capitalizations  (measured at the time of  investment)  fall
                    within the range of  companies  in the  Standard & Poor's  MidCap  400 Index.  The  Sub-advisor    Goldman Sachs Asset
                    seeks  to  identify  individual  companies  with  earnings  growth  potential  that  may not be        Management
                    recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP GROWTH    AST Neuberger  Berman Mid-Cap  Growth:  seeks capital growth.  Under normal market  conditions, the Portfolio  primarily invests at least 80% of its net assets in the common stocks of mid-cap companies.  For purposes of the Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell Midcap(R)Index,  at the time of investment,  are considered
                    mid-cap  companies.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of     Neuberger Berman
                    large-cap companies as well as in small-cap  companies.  The Sub-advisor looks for fast-growing     Management Inc.
                    companies that are in new or rapidly evolving industries.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MID-CAP VALUE    AST Neuberger Berman Mid-Cap Value: seeks capital growth.  Under normal market conditions,  the
                    Portfolio  primarily  invests at least 80% of its net  assets in the  common  stocks of mid-cap companies.  For purposes of the Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of investment  are  considered mid-cap  companies.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of
                    large-cap  companies as well as in small-cap  companies.  Under the Portfolio's  value-oriented     Neuberger Berman
                    investment  approach,  the Sub-advisor looks for well-managed  companies whose stock prices are     Management Inc.
                    undervalued and that may rise in price before other investors realize their worth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      ALL-CAP       AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio invests primarily in
       GROWTH       equity securities,  such as common or preferred stocks, that are listed on U.S. exchanges or in the  over-the-counter  market.  The Portfolio may invest in the equity  securities of companies
                    of all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on       Fred Alger
                    the Sub-advisor's assessment of particular companies and market conditions.                         Management, Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Gabelli  All-Cap  Value:  seeks  capital  growth.  The  Portfolio  pursues its objective by investing primarily in readily marketable equity securities including common stocks,  preferred stocks and  securities  that may be converted at a later time into common stock.  The Portfolio
      ALL-CAP       may invest in the  securities  of companies of all sizes,  and may  emphasize  either larger or
       VALUE        smaller  companies  at a  given  time  based  on the  Sub-advisor's  assessment  of  particular  GAMCO Investors, Inc.
                    companies and market  conditions.  The Portfolio  focuses on companies that appear  underpriced relative  to their  private  market  value  ("PMV").  PMV is the  value  that  the  Portfolio's
                    Sub-advisor believes informed investors would be willing to pay for a company.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST T. Rowe Price Natural  Resources:  seeks  long-term  capital growth  primarily  through the common stocks of companies  that own or develop  natural  resources  (such as energy  products, precious  metals and forest  products)  and other basic  commodities.  The  Portfolio  normally invests  primarily (at least 80% of its total assets) in the common stocks of natural  resource
      SECTOR        companies whose earnings and tangible  assets could benefit from  accelerating  inflation.  The      T. Rowe Price
                    Portfolio looks for companies that have the ability to expand production,  to maintain superior     Associates, Inc.
                    exploration  programs  and  production   facilities,   and  the  potential  to  accumulate  new
                    resources.  At least 50% of Portfolio assets will be invested in U.S. securities,  up to 50% of total assets also may be invested in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance  Growth:  seeks long-term  capital growth.  The Portfolio  invests at least 80% of its total assets in the equity  securities of a limited  number of large,  carefully  selected, high-quality  U.S.  companies  that are judged  likely to  achieve  superior  earnings  growth.
 LARGE CAP GROWTH   Normally,  about 40-60  companies will be  represented in the Portfolio,  with the 25 companies     Alliance Capital
                    most  highly  regarded  by  the  Sub-advisor  usually  constituting  approximately  70%  of the     Management, L.P.
                    Portfolio's  net assets.  An emphasis is placed on identifying  companies  whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and related securities,  such as preferred stocks,  convertible securities and depositary receipts,
                    of companies that the  Sub-advisor  believes offer better than average  prospects for long-term     Massachusetts
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run    Financial Services
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign         Company
                    securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and
                    companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor      Marsico Capital
                    then looks for individual  companies with earnings growth  potential that may not be recognized     Management, LLC
                    by the market at large, a "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs Concentrated  Growth (f/k/a AST JanCap Growth):  seeks growth of capital in a
                    manner  consistent  with  the  preservation  of  capital.   Realization  of  income  is  not  a
                    significant  investment  consideration and any income realized on the Portfolio's  investments, therefore,  will be  incidental to the  Portfolio's  objective.  The Portfolio  will pursue its
 LARGE CAP GROWTH   objective  by investing  primarily  in equity  securities  of  companies  that the  Sub-advisor   Goldman Sachs Asset
                    believes have  potential to achieve  capital  appreciation  over the  long-term.  The Portfolio        Management
                    seeks to achieve  its  investment  objective  by  investing,  under  normal  circumstances,  in approximately  30 - 45 companies  that are  considered by the  Sub-advisor to be positioned for long-term growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  Large-Cap  Growth:  seeks  maximum  growth of capital by  investing  primarily in the growth stocks of larger  companies.  The Portfolio  pursues its objective,  under normal market conditions,  by primarily  investing at least 80% of its total assets in the equity  securities
 LARGE CAP GROWTH   of large-sized  companies  included in the Russell 1000(R)Growth Index. The Sub-advisor  employs      Deutsche Asset
                    an  investment   strategy   designed  to  maintain  a  portfolio  of  equity  securities  which     Management, Inc.
                    approximates  the market risk of those stocks  included in the Russell 1000(R)Growth Index,  but which attempts to outperform the Russell 1000(R)Growth Index through active stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Large-Cap Value (f/k/a AST Janus Strategic Value):  seeks maximum growth of capital by investing  primarily  in the value  stocks of  larger  companies.  The  Portfolio  pursues  its objective,  under normal market conditions, by primarily investing at least 80% of the value of
                    its assets in the equity  securities  of  large-sized  companies  included in the Russell 1000(R)    Deutsche Asset
  LARGE CAP VALUE   Value Index. The Sub-advisor  employs an investment  strategy  designed to maintain a portfolio     Management, Inc.
                    of equity  securities  which  approximates  the market  risk of those  stocks  included  in the
                    Russell  1000(R)Value Index,  but which  attempts to  outperform  the Russell  1000(R)Value Index through active stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       AST Alliance/Bernstein  Growth + Value: seeks capital growth by investing  approximately 50% of
     BLEND          its assets in growth  stocks of large  companies and  approximately  50% of its assets in value stocks of large  companies.  The Portfolio will invest primarily in commons tocks of large U.S.
                    companies  included in the Russell  1000(R)Index (the "Russell  1000(R)").  The Russell 1000(R)is a
                    market  capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.
                    companies.  Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35 companies  primarily from the Russell 1000(R)Growth Index constituting  approximately 50% of the
                    Portfolio's  net assets and 35-50  companies  primarily  from the  Russell  1000(R)Value  Index     Alliance Capital
                    constituting  the  remainder  of  the  Portfolio's  net  assets.   There  will  be  a  periodic     Management, L.P.
                    rebalancing  of each  segment's  assets  to take  account  of market  fluctuations  in order to maintain the approximately equal allocation.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST Sanford  Bernstein Core Value:  seeks  long-term  capital growth by investing  primarily in common stocks.  The  Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities  created when companies
                    are undervalued on the basis of investor  reactions to near-term problems or circumstances even    Sanford C. Bernstein
                    though their long-term  prospects  remain sound. The Sub-advisor  seeks to identify  individual        & Co., LLC
                    companies with earnings growth potential that may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   REAL ESTATE      AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate
     (REIT)         securities.  The  Portfolio  pursues  its  investment  objective  by  investing,  under  normal circumstances,  at least 80% of its net assets in  securities  of real  estate  issuers.  Under normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity
                    securities of real estate companies,  i.e., a company that derives at least 50% of its revenues   Cohen & Steers
                    from the ownership,  construction,  financing, management or sale of real estate or that has at   Capital Management,
                    least  50% of its  assets in real  estate.  Real  estate  companies  may  include  real  estate           Inc.
                    investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Sanford Bernstein Managed Index 500: will invest, under normal circumstances,  at least 80%
                    of its net assets in  securities  included in the Standard & Poor's 500  Composite  Stock Price
                    Index  (the  "S&P(R)500 ").  The  Portfolio  seeks  to  outperform  the S&P 500  through  stock selection  resulting  in  different  weightings  of common  stocks  relative to the index.  The
                    Portfolio will invest  primarily in the common stocks of companies  included in the S&P 500. In seeking  to  outperform  the S&P  500,  the  Sub-advisor  starts  with a  portfolio  of  stocks
  MANAGED INDEX     representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative   Sanford C. Bernstein
                    criteria  that are designed to indicate  whether a particular  stock will  predictably  perform        & Co., LLC
                    better or worse than the S&P 500. Based on these criteria,  the Sub-advisor  determines whether the  Portfolio  should  over-weight,  under-weight  or hold a  neutral  position  in the  stock relative  to the  proportion  of the S&P 500  that  the  stock  represents.  In  addition,  the
                    Sub-advisor  also  may  determine  that  based on the  quantitative  criteria,  certain  equity securities that are not included in the S&P 500 should be held by the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST American  Century Income & Growth:  seeks capital growth with current income as a secondary objective.  The Portfolio  invests  primarily in common stocks that offer potential for capital
      GROWTH        growth,  and may,  consistent  with its  investment  objective,  invest  in stocks  that  offer     American Century
       AND          potential for current income.  The  Sub-advisor  utilizes a quantitative  management  technique        Investment
      INCOME        with a goal of building an equity  portfolio  that  provides  better  returns  than the S&P 500     Management, Inc.
                    Index without taking on significant  additional risk and while  attempting to create a dividend yield that will be greater than the S&P 500 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance Growth and Income:  seeks long-term  growth of capital and income while attempting to avoid excessive  fluctuations in market value. The Portfolio  normally will invest in common
      GROWTH        stocks  (and  securities   convertible  into  common  stocks).  The  Sub-advisor  will  take  a
       AND          value-oriented  approach,  in that it will  try to keep  the  Portfolio's  assets  invested  in     Alliance Capital
      INCOME        securities that are selling at reasonable  valuations in relation to their fundamental business     Management, L.P.
                    prospects.  The  stocks  that the  Portfolio  will  normally  invest in are  those of  seasoned companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Growth with  Income:  seeks long term growth of capital  with a secondary  objective to seek  reasonable  current  income.  Under normal market  conditions,  the Portfolio  invests at least 65% of its net assets in common stocks and related securities,  such as preferred stocks,
      GROWTH        convertible  securities  and  depositary  receipts.  The stocks in which the Portfolio  invests      Massachusetts
       AND          generally  will pay  dividends.  While the Portfolio  may invest in companies of any size,  the    Financial Services
      INCOME        Portfolio  generally  focuses  on  companies  with  larger  market   capitalizations  that  the         Company
                    Sub-advisor  believes have  sustainable  growth  prospects and attractive  valuations  based on current and  expected  earnings  or cash flow.  The  Portfolio  may invest up to 20% of its net assets in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     AST INVESCO Capital Income (f/k/a AST INVESCO Equity Income):  seeks capital growth and current   INVESCO Funds Group,
                    income  while  following  sound  investment  practices.  The  Portfolio  seeks to  achieve  its            Inc.
                    objective by investing in  securities  that are expected to produce  relatively  high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65% of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.  Up to
                    30% of the  Portfolio's  assets may be  invested in equity  securities  that do not pay regular dividends.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
     BALANCED       AST DeAM Global  Allocation:  seeks a high level of total  return by  investing  primarily in a diversified  portfolio  of  mutual  funds.  The  Portfolio  seeks  to  achieve  its  investment objective  by  investing  in  several  other  AST  Portfolios  ("Underlying  Portfolios").  The
                    Portfolio intends its strategy of investing in combinations of Underlying  Portfolios to result in  investment  diversification  that an  investor  could  otherwise  achieve  only by  holding
                    numerous  investments.  The  Portfolio  is  expected  to be  invested  in  at  least  six  such     Deutsche Asset
                    Underlying  Portfolios at any time. It is expected that the  investment  objectives of such AST     Management, Inc.
                    Portfolios will be diversified.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital  growth and  current  income.  The
                    Sub-advisor  intends  to  maintain  approximately  60%  of the  Portfolio's  assets  in  equity
                    securities and the remainder in bonds and other fixed income  securities.  Both the Portfolio's     American Century
     BALANCED       equity and fixed  income  investments  will  fluctuate  in value.  The equity  securities  will        Investment
                    fluctuate  depending on the  performance of the companies that issued them,  general market and     Management, Inc.
                    economic  conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
ASSET ALLOCA-TION   AST T. Rowe Price Asset Allocation:  seeks a high level of total return by investing  primarily in a  diversified  portfolio  of fixed income and equity  securities.  The  Portfolio  normally invests  approximately  60% of its total  assets in equity  securities  and 40% in fixed income securities.  The Sub-advisor  concentrates common stock investments in larger, more established
                    companies,  but the  Portfolio may include small and  medium-sized  companies  with good growth     T. Rowe Price
                    prospects.  The fixed income portion of the Portfolio will be allocated among  investment grade     Associates, Inc.
                    securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   GLOBAL BOND      AST T. Rowe Price Global  Bond:  seeks to provide  high  current  income and capital  growth by investing  in  high-quality  foreign and U.S.  dollar-denominated  bonds.  The  Portfolio  will invest at least 80% of its total  assets in all types of high  quality  bonds  including  those issued  or  guaranteed  by U.S.  or  foreign  governments  or  their  agencies  and by  foreign authorities,  provinces and  municipalities  as well as investment  grade  corporate  bonds and mortgage and  asset-backed  securities of U.S. and foreign  issuers.  The  Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized  through  hedging.  The Portfolio may also invest up to
                    20% of its assets in the aggregate in below  investment-grade,  high-risk bonds ("junk bonds").    T. Rowe Price
                    In addition,  the  Portfolio may invest up to 30% of its assets in  mortgage-backed  (including   International, Inc.
                    derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 HIGH YIELD BOND    AST Federated  High Yield:  seeks high current  income by investing  primarily in a diversified portfolio of fixed income  securities.  The Portfolio will invest at least 80% of its assets in fixed  income  securities  rated BBB and below.  These  fixed  income  securities  may  include
                    preferred  stocks,   convertible  securities,   bonds,   debentures,   notes,  equipment  lease
                    certificates  and equipment trust  certificates.  A fund that invests  primarily in lower-rated
                    fixed  income  securities  will be subject to greater risk and share price  fluctuation  than a    Federated Investment
                    typical  fixed income fund,  and may be subject to an amount of risk that is  comparable  to or        Counseling
                    greater than many equity funds.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST Lord Abbett  Bond-Debenture:  seeks high  current  income and the  opportunity  for capital  Lord, Abbett & Co. LLC appreciation  to produce a high total  return.  To pursue its  objective,  the  Portfolio  will invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities and normally  invests  primarily in high yield and investment grade debt securities, securities  convertible  in common stock and  preferred  stocks.  The  Portfolio  may find good value in high yield  securities,  sometimes  called  "lower-rated  bonds" or "junk  bonds," and frequently  may have more than half of its assets  invested in those  securities.  At least 20%
                    of the  Portfolio's  assets  must be  invested  in any  combination  of  investment  grade debt securities,  U.S.  Government  securities  and cash  equivalents.  The  Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain  a  weighted  average  maturity  in the  range of five to twelve  years,  there are no restrictions  on the overall  Portfolio or on individual  securities.  The Portfolio may invest up to 20% of its net assets in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Bond:  seeks a high level of income,  consistent  with the  preservation  of  capital.
                    Under  normal  circumstances,  the  Portfolio  invests  at least  80% of its  total  assets  in
                    intermediate-term  U.S.  Treasury,   corporate,   mortgage-backed  and  asset-backed,   taxable
       BOND         municipal and tax-exempt  municipal bonds. The Portfolio  invests primarily in investment grade      Deutsche Asset
                    fixed  income  securities  rated  within  the  top  three  rating  categories  of a  nationally     Management, Inc.
                    recognized  rating  organization.  Fixed  income  securities  may be issued by U.S. and foreign corporations or entities including banks and various government entities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Total Return Bond:  seeks to maximize total return  consistent  with  preservation of capital  and  prudent  investment  management.  The  Portfolio  will  invest  in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within a three-  to  six-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MONEY MARKET     AST Money  Market:  seeks high  current  income and  maintain  high  levels of  liquidity.  The
                    Portfolio  attempts to  accomplish  its  objective by  maintaining  a  dollar-weighted  average
                    maturity  of not  more  than 90 days  and by  investing  in  securities  which  have  effective      Wells Capital
                    maturities of not more than 397 days.                                                               Management, Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 EMERGING MARKETS   Montgomery  Variable Series - Emerging  Markets:  seeks long-term capital  appreciation,  under
                    normal  conditions  by investing at least 80% of its total assets in stocks of companies of any   Gartmore Global Asset
                    size based in the world's developing  economies.  Under normal market  conditions,  investments        Management
                    are  maintained  in at least six countries at all times and no more than 35% of total assets in  Trust/Gartmore Global
                    any single one of them.                                                                                 Partners
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.
                    The  Portfolio  pursues its  objective  primarily by  investing in the common  stocks of large, domestic companies with  above-average  return potential based on current market valuations and
                    above-average  dividend income. Under normal market conditions,  the Portfolio invests at least    Wells Fargo Funds
                    80% of its total assets in income producing  equity  securities and in issues of companies with     Management, LLC
                    market capitalizations of $3 billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    INVESCO Variable  Investment  Funds - Dynamics:  seek long-term  capital growth.  The Portfolio   INVESCO Funds Group,
                    invests at least 65% of its assets in common  stocks of mid-sized  companies.  INVESCO  defines          Inc.
                    mid-sized  companies as companies  that are included in the Russell  Midcap Growth Index at the time of purchase,  or if not  included in that Index,  have market  capitalizations  of between
                    $2.5 billion and $15 billion at the time of purchase.  The core of the Portfolio's  investments are in securities of established  companies that are leaders in attractive  growth markets with a history of strong  returns.  The  remainder  of the  Portfolio is invested in  securities  of companies  that show  accelerating  growth,  driven by product  cycles,  favorable  industry or sector  conditions,  and other  factors  that  INVESCO  believes  will  lead to rapid  sales or earnings growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Technology:  seeks capital growth.  The Portfolio normally   INVESCO Funds Group,
                    invests  80% of its net assets in the  equity  securities  and  equity-related  instruments  of          Inc.
                    companies  engaged in  technology-related  industries.  These include,  but are not limited to, various applied technologies, hardware, software, semiconductors,  telecommunications equipment and services and service-related  companies in information  technology.  Many of these products and services are subject to rapid obsolescence,  which may lower market value of the securities of the  companies  in this  sector.  At any given time,  20% of the  Portfolio's  assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds - Health  Sciences:  seeks capital  growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related           Inc.
                    instrumentsof  companies that develop,  produce or distribute  products or services  related to health care. These companies  include,  but are not limited to, medical  equipment or supplies, pharmaceuticals,  biotechnology and healthcare  providers and service  companies.  At any given time, 20% of the Portfolio's assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Financial  Services:  seeks capital growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related          Inc.
                    instruments of companies  involved in the financial  services sector.  These companies include, but are not  limited  to,  banks  (regional  and  money-centers),  insurance  companies  (life,
                    property  and  casualty,  and  multiline),   investment  and  miscellaneous  industries  (asset
                    managers,  brokerage  firms,  and  government-sponsored  agencies)  and  suppliers to financial services  companies.  At any given time,  20% of the  Portfolio's  assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds -  Telecommunications:  seeks  capital  growth and current   INVESCO Funds Group,
                    income.  The  Portfolio  normally  invests 80% of its net assets in the equity  securities  and          Inc.
                    equity-related  instruments  of  companies  engaged in the  design,  development,  manufacture, distribution,  or sale of  communications  services  and  equipment,  and  companies  that  are involved in supplying equipment or services to such companies.  The  telecommunications  sector
                    includes,   but  is  not  limited  to,  companies  that  offer  telephone  services,   wireless
                    communications,  satellite communications,  television and movie programming,  broadcasting and
                    Internet access. Many of these products and services are subject to rapid  obsolescence,  which may lower the market value of the  securities  of the  companies  in this sector.  At any given time, 20% of the Portfolio's assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  GLOBAL EQUITY     Evergreen VA Global Leaders:  seeks to provide  investors with long-term  capital  growth.  The
                    Portfolio  normally  invests as least 65% of its assets in a diversified  portfolio of U.S. and
                    non-U.S.   equity  securities  of  companies  located  in  the  world's  major   industrialized
                    countries.  The Portfolio  will invest in no less than three  countries,  which may include the
                    U.S.,  but may invest more than 25% of its assets in one country.  The  Portfolio  invests only   Evergreen Investment
                    in the best 100  companies,  which are  selected by the  Portfolio's  manager  based on as high   Management Company,
                    return on equity,  consistent  earnings growth,  established  market presence and industries or           LLC
                    sectors with significant growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
 SMALL CAP EQUITY   Evergreen VA Special Equity:  seeks capital  growth.  The Portfolio  normally  invests at least
                    80% of its assets in common  stocks of small  U.S.  companies  (i.e.,  companies  whose  market capitalizations  fall within the range of the Russell  2000(R)Index,  at the time of  purchase).
                    The remaining 20% of the  Portfolio's  assets may be represented by cash or invested in various   Evergreen Investment
                    cash  equivalents.  The Portfolio's  manager selects stocks of companies which it believes have   Management Company,
                    the potential for accelerated growth in earnings and price.                                               LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    Evergreen VA Omega:  seeks long-term capital growth.  The Portfolio invests primarily in common stocks and  securities  convertible  into  common  stocks of U.S.  companies  across all market
                    capitalizations.  The  Portfolio's  managers  employ  a  growth  style  of  equity  management.    Evergreen Investment
                    "Growth" stocks are stocks of companies that the Portfolio's  managers believe have anticipated   Management Company,
                    earnings ranging from steady to accelerated growth.                                                       LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
 INTER-NATIONAL     ProFund  VP  Europe  30:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
    EQUITY          correspond to the daily  performance of the ProFunds  Europe 30 Index.  The ProFunds  Europe 30
                    Index,  created by ProFund  Advisors,  is composed of 30 companies whose principal  offices are located  in Europe  and whose  securities  are  traded on U.S.  exchanges  or on the  NASDAQ as depositary  receipts or ordinary  shares.  The  component  companies in the ProFunds  Europe 30
                    Index are  determined  annually  based upon their U.S.  dollar-traded  volume.  Their  relative weights are determined based on a modified market capitalization method.
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    ProFund VP Asia 30: seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
      EQUITY        to the daily  performance  of the ProFunds Asia 30 Index.  The ProFunds Asia 30 Index,  created by ProFund Advisors,  is composed of 30 of the companies whose principal offices are located in the Asia/Pacific region,  excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as  depository  receipts or  ordinary  shares.  The  component  companies  in the
                    ProFunds Asia 30 Index are  determined  annually  based upon their U.S.  dollar-traded  volume.
                    Their relative weights are determined based on the modified market capitalization method.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Japan: seeks daily investment results,  before fees and expenses, that correspond to the daily  performance  of the Nikkei 225 Stock  Average.  Since the  Japanese  markets are not open when  ProFund VP Japan  values its  shares,  ProFund VP Japan  determines  its  success in
  INTER-NATIONAL    meeting this  investment  objective by comparing its daily return on a given day with the daily   ProFund Advisors LLC
      EQUITY        performance of related  futures  contracts  traded in the United  States.  The Nikkei 225 Stock
                    Average is a price-weighted  index of 225 large,  actively traded Japanese stocks traded on the
                    Tokyo Stock Exchange.  The Index is computed and distributed by the Nihon Keizai Shimbun.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Banks: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
                    the daily  performance  of the Dow Jones U.S.  Banks  Sector  Index.  The Dow Jones U.S.  Banks
                    Index measures the  performance of the banking  industry of the U.S.  equity market.  Component companies  include all  regional  and major U.S.  domiciled  international  banks,  savings and loans, savings banks,  thrifts,  building  associations and societies.  Investment and merchant banks are excluded.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Basic Materials:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S. Basic  Materials  Sector Index.  The
                    Dow Jones U.S. Basic  materials  Sector Index measures the  performance of the basic  materials
      SECTOR        economic sector of the U.S. equity market.  Component  companies are involved in the production   ProFund Advisors LLC
                    of aluminum,  commodity chemicals,  specialty chemicals,  forest products,  non-ferrous metals, paper products, precious metals and steel.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Biotechnology:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Biotechnology  Index. The Dow Jones
                    U.S.  Biotechnology  Index measures the performance of the  biotechnology  industry of the U.S.
                    equity  market.  Component  companies  include  those engaged in genetic  research,  and/or the marketing  and  development  of  recombinant  DNA  products.  Makers  of  artificial  blood and contract biotechnology researchers are also included in the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Consumer Cyclical:  seeks daily investment results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Consumer Cyclical Sector Index. The
                    Dow Jones U.S.  Consumer  Cyclical  Sector  Index  measures  the  performance  of the  consumer cyclical  economic  sector of the U.S. equity market.  Component  companies  include  airlines, auto manufacturers,  auto parts, tires, casinos,  consumer  electronics,  recreational products and services,  restaurants,  lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Consumer  Non-Cyclical:  seeks daily investment  results,  before fees and expenses, that correspond to the daily  performance of the Dow Jones U.S.  Consumer  Non-Cyclical  Sector
                    Index. The Dow Jones U.S.  Consumer  Non-Cyclical  Sector Index measures the performance of the
      SECTOR        consumer  non-cyclical  economic sector of the U.S. equity market.  Component companies include   ProFund Advisors LLC
                    beverage  companies,  consumer service  companies,  durable and non-durable  household  product manufacturers, cosmetic companies, food products and agriculture and tobacco products.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Energy:  seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones U.S. Energy Sector Index.  The Dow Jones U.S. Energy
                    Sector  Index  measures  the  performance  of the  energy  sector  of the U.S.  equity  market.
                    Component  companies include oil drilling  equipment and services,  coal, oil  companies-major, oil companies-secondary,  pipelines, liquid, solid or gaseous fossil fuel producers and service companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Financial:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Financial  Sector  Index.  The Dow
                    Jones U.S.  Financial Sector Index measures the performance of the financial  services economic sector of the U.S.  equity market.  Component  companies  include  regional  banks,  major U.S.
                    domiciled  international banks, full line, life, and property and casualty insurance companies, companies that invest,  directly or indirectly in real estate,  diversified financial companies such  as  Fannie  Mae,  credit  card  insurers,  check  cashing  companies,  mortgage  lenders, investment  advisers and securities  broker-dealers,  investment banks,  merchant banks, online brokers, publicly traded stock exchanges.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Healthcare:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Healthcare  Sector Index.  The Down
                    Jones U.S.  healthcare Sector Index measures the performance of the healthcare  economic sector of the U.S. equity market.  Component  companies  include health care providers,  biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Industrial:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Industrial  Sector Index.  The Dow
                    Jones U.S.  Industrial Sector Index measures the performance of the industrial  economic sector
                    of  the  U.S.  equity  market.   Component   companies   include  building   materials,   heavy
                    construction,  factory  equipment,  heavy machinery,  industrial  services,  pollution control,
                    containers  and  packaging,   industrial  diversified,   air  freight,  marine  transportation,
                    railroads,  trucking,  land-transportation  equipment,  shipbuilding,  transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Internet:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to the daily  performance  of the Dow  Jones  U.S.  Internet  Index.  The Dow  Jones  Composite
                    Internet Index measures the  performance of stocks in the U.S. equity markets that generate the majority  of their  revenues  from the  Internet.  The  Index is  composed  of two  sub-groups:
                    Internet  Commerce - companies that derive the majority of their revenues from providing  goods and/or services through an open network,  such as a web site; and Internet Services - companies that derive the majority of their revenues from  providing  access to the Internet or providing services to people using the Internet.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Pharmaceuticals:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Pharmaceuticals  Sector Index.  The
                    Dow Jones U.S.  Pharmaceuticals Index measures the performance of the pharmaceuticals  industry of the U.S.  equity  market.  Component  companies  include  the  makers  of  prescription  and over-the-counter  drugs, such as aspirin, cold remedies,  birth control pills, and vaccines, as well as companies engaged in contract drug research..
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Precious Metals:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the  Philadelphia  Stock Exchange Gold & Silver Sector
                    Index.  The  Philadelphia  Stock Exchange Gold and Silver Sector Index measures the performance of the gold and  silver  mining  industry  of the global  equity  market.  Component  companies include  companies  involved in the mining and production of gold,  silver,  and other precious metals,  precious  stones and pearls.  The Index does not include  producers  of  commemorative medals and coins that are made of these metals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Real  Estate:  seeks  daily  investment  results,  before  fees and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Real Estate  Index.  The Dow Jones
                    U.S. Real Estate Index measures the  performance of the real estate industry of the U.S. equity
                    market.   Component  companies  include  those  that  invest  directly  or  indirectly  through
      SECTOR        development,   management  or  ownership  of  shopping  malls,  apartment  buildings,   housing   ProFund Advisors LLC
                    developments  and, real estate  investment  trusts ("REITs") that invest in apartments,  office and  retail  properties.  REITs are  passive  investment  vehicles  that  invest  primarily  in income-producing real estate or real estate related loans or interests.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Semiconductor:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Semiconductor  Index. The Dow Jones
                    U.S.  Semiconductor  Index measures the performance of the  semiconductor  industry of the U.S.
                    equity market.  Component  companies are engaged in the production of semiconductors  and other integrated chips, as well as other related products such as circuit boards and motherboards.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Technology:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Technology  Sector Index.  The Dow
                    Jones U.S.  Technology  Sector Index measures the  performance of the technology  sector of the
                    U.S.  equity  market.  Component  companies  include  those  involved in  computers  and office
                    equipment,  software,   communications  technology,   semiconductors,   diversified  technology
                    services and internet services.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Telecommunications:  seeks daily investment results,  before fees and expenses, that   ProFund Advisors LLC
                    correspond to the daily performance of the Dow Jones U.S.  Telecommunications Sector Index. The
                    Dow  Jones  U.S.   Telecommunications   Sector   Index   measures   the   performance   of  the
                    telecommunications  economic  sector of the U.S.  equity market.  Component  companies  include fixed line communications and wireless communications companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Utilities:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Utilities  Sector  Index.  The Dow
                    Jones U.S.  Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market.  Component  companies  include  electric  utilities,  gas utilities and water utilities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
THE PROFUND VP PORTFOLIOS  DESCRIBED  BELOW ARE AVAILABLE AS  SUB-ACCOUNTS  TO ALL ANNUITY  OWNERS.  EACH  PORTFOLIO  PURSUES AN INVESTMENT
STRATEGY THAT SEEKS TO PROVIDE DAILY  INVESTMENT  RESULTS,  BEFORE FEES AND EXPENSES,  THAT MATCH A WIDELY  FOLLOWED  INDEX,  INCREASE BY A
SPECIFIED FACTOR RELATIVE TO THE INDEX,  MATCH THE INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED  FACTOR.  THE
INVESTMENT  STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT  RESULTS OF THE APPLICABLE
INDEX.  IT IS RECOMMENDED  THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL  ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC
OR TACTICAL  ASSET  ALLOCATION  STRATEGY  INVEST IN THESE  PORTFOLIOS.  WE HAVE  ARRANGED THE  PORTFOLIOS  BASED ON THE INDEX ON WHICH IT'S
INVESTMENT STRATEGY IS BASED.
--------------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P 500 Index(R)is a widely used measure of large-cap  U.S. stock market  performance.  It includes a  representative  sample of leading companies in leading  industries.  Companies  are selected for inclusion in the Index by Standard & Poor's(R)for being U.S.  companies  with adequate liquidity, appropriate market capitalization financial viability and public float.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bull: seeks daily investment results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
     S&P 500        the daily performance of the S&P 500(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bear: seeks daily investment results,  before fees and expenses,  that correspond to the inverse  (opposite) of the daily  performance of the S&P 500(R)Index.  If ProFund VP Bear is successful in meeting its objective,  its net asset value should gain  approximately  the same,
     S&P 500        on a  percentage  basis,  as any  decrease  in the S&P 500(R)Index when the Index  declines on a   ProFund Advisors LLC
                    given  day.  Conversely,  its  net  asset  value  should  lose  approximately  the  same,  on a percentage basis, as any increase in the Index when the Index rises on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP UltraBull (f/k/a ProFund VP Bull Plus): seeks daily investment results,  before fees and expenses,  that correspond to twice (200%) the daily  performance of the S&P 500(R)Index. If the ProFund VP UltraBull is  successful  in meeting its  objective,  its net asset value should gain  approximately  twice as much, on a percentage basis, as the S&P 500(R)Index when the Index
     S&P 500        rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as   ProFund Advisors LLC
                    much,  on a percentage  basis,  as the Index when the Index  declines on a given day.  Prior to
                    May 1, 2003,  ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment results that corresponded to one and one-half times the daily performance of the S&P 500(R)Index
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The NASDAQ-100 Index(R)is a market capitalization  weighted index that includes 100 of the largest domestic and international  non-financial companies listed on The NASDAQ Stock Market.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP OTC: seeks daily investment  results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
                    the daily  performance  of the NASDAQ-100  Index(R).  "OTC" in the name of ProFund VP OTC reflers to  securities  that do not  trade on a U.S.  securities  exchange,  as  registered  under  the
                    Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund  VP  Short  OTC:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the inverse  (opposite) of the daily  performance  of the NASDAQ-100  Index(R).  If
                    ProFund VP Short OTC is  successful in meeting its  objective,  its net asset value should gain approximately  the same, on a percentage  basis, as any decrease in the NASDAQ-100  Index(R)when the Index declines on a given day.  Conversely,  its net asset value should lose  approximately the same, on a percentage  basis,  as any increase in the Index when the Index rises on a given day.  "OTC" in the name of  ProFund VP Short OTC  refers to  securities  that do not trade on a
                    U.S. securities exchange, as registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP UltraOTC:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to twice (200%) the daily  performance  of the NASDAQ-100  Index(R). If ProFund VP  UltraOTC is
                    successful in meeting its  objective,  its net asset value should gain  approximately  twice as much,  on a percentage  basis,  as the  NASDAQ-100  Index(R)when the Index rises on a given day.
                    Conversely,  its net asset  value  should lose  approximately  twice as much,  on a  percentage basis,  as the Index when the Index  declines  on a given day.  "OTC" in the name of ProFund VP
                    UltraOTC refers to securities that do not trade on a U.S.  securities  exchange,  as registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P MidCap 400 Index(R)is a widely used  measure of  mid-sized  company  U.S.  stock  market  performance.  Companies  are  selected for inclusion  in the Index by  Standard & Poor's(R)for being U.S.  companies  with  adequate  liquidity,  appropriate  market  capitalization, financial viability and public float.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  S&P MIDCAP 400    ProFund VP Mid-Cap  Value:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond  to the  daily  performance  of the  S&P  MidCap  400/Barra  Value  Index(R).  The S&P
                    MidCap400/Barra  Value Index(R)is designed to differentiate  between fast growing  companies and slower  growing or  undervalued  companies.  Standard & Poor's and Barra  cooperate to employ a price-to-book value calculation whereby the market  capitalization of the S&P MidCap 400 Index(R)
                    is divided equally between growth and value.  The Index is rebalanced twice per year.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Mid-Cap  Growth:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the S&P MidCap 400/Barra Growth Index(R).  The S&P MidCap
                    400/Barra Growth Index(R)is designed to differentiate  between fast growing companies and slower
  S&P MIDCAP 400    growing  or  undervalued  companies.  Standard  &  Poor's  and  Barra  cooperate  to  employ  a   ProFund Advisors LLC
                    price-to-book value calculation whereby the market  capitalization of the S&P MidCap 400 Index(R)
                    is divided equally between growth and value.  The Index is rebalanced twice per year..
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  UltraMid-Cap:  seeks  daily  investment  results,  before fees and  expenses,  that correspond to twice (200%) the daily  performance  of the S&P MidCap 400 Index(R).  If ProFund VP
                    UltraMid-Cap  is  successful  in  meeting  its  objective,  its net  asset  value  should  gain
  S&P MIDCAP 400    approximately  twice as much,  on a  percentage  basis,  as the S&P MidCap 400 Index(R)when the   ProFund Advisors LLC
                    Index rises on a given day.  Conversely,  its net asset value should lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P SmallCap 600 Index(R)consists of 600 domestic  stocks chosen for market size,  liquidity,  and industry group  representation.  The
Index comprises stocks from the industrial, utility, financial, and transportation sectors.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Value:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P  SmallCap  600/Barra  Value  Index(R).  The S&P
                    SmallCap  600/Barra Value Index(R)is designed to  differentiate  between fast growing  companies and slower growing or undervalued  companies.  Standard & Poor's and Barra cooperate to employ a price-to-book  value  calculation  whereby the market  capitalization  of the S&P  SmallCap 600
                    Index(R)is divided equally between growth and value.  The Index is rebalanced twice per year.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Growth:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P SmallCap  600/Barra  Growth  Index(R).  The S&P
                    SmallCap  600/Barra Growth Index(R)is designed to differentiate  between fast growing companies and slower growing or undervalued  companies.  Standard & Poor's and Barra  cooperate to employ a price-to-book  value calculation  whereby the market  capitalization-of  the S&P SmallCap 600
                    Index(R)is divided equally between growth and value.  The Index is rebalanced twice per year.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

--------------------- ------------------------------------------------------------------------------------------------ ---------------------
       STYLE/                                         INVESTMENT OBJECTIVES/POLICIES                                        PORTFOLIO
        TYPE                                                                                                                 ADVISOR/
                                                                                                                           SUB-ADVISOR
--------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The Russell 2000 Index(R)measures the performance of the 2,000 small companies in the Russell 3000 Index(R)representing  approximately 8% of the total market  capitalization  of the Russell 3000 Index(R),  which in turn  represents  approximately  98% of the investable  U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------------------
--------------------- ------------------------------------------------------------------------------------------------ ---------------------
    RUSSELL 2000      ProFund VP  UltraSmall-Cap:  seeks daily  investment  results,  before fees and expenses,  that  ProFund Advisors LLC correspond  to twice (200%) the daily  performance  of the Russell  2000(R)Index.  If ProFund VP
                      UltraSmall-Cap  is  successful  in meeting  its  objective,  its net asset  value  should  gain approximately  twice as much, on a percentage  basis, as the Russell 2000 Index(R)when the Index rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
--------------------- ------------------------------------------------------------------------------------------------ ---------------------
                      ------------------------------------------------------------------------------------------------ ---------------------
  U.S. GOV'T BOND     ProFund VP U.S.  Government  Plus: seeks daily  investment  results,  before fees and expenses,  ProFund Advisors LLC that  correspond  to one and  one-quarter  times  (125%) the daily  price  movement of the most recently  issued  30-year U.S.  Treasury  Bond ("Long  Bond").  In  accordance  with its stated
                      objective,  the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest  rates  rise.  If  ProFund  VP U.S.  Government  Plus is  successful  in  meeting  its objective,  its net asset value should gain  approximately  one and one-quarter times (125%) as much,  on a  percentage  basis,  as any  daily  increase  in the  Long  Bond  on a  given  day.
                      Conversely,  its net asset value should lose  approximately one and one-quarter (125%) as much, on a percentage basis, as any daily decrease in the Long Bond on a given day.
--------------------- ------------------------------------------------------------------------------------------------ ---------------------
                      ------------------------------------------------------------------------------------------------ ---------------------
  U.S. GOV'T BOND     ProFund VP Rising Rates Opportunity:  seeks daily investment results, before fees and expenses,  ProFund Advisors LLC that correspond to one and one-quarter  times (125%) the inverse  (opposite) of the daily price movement of the most recently  issued Long Bond. In accordance with its stated  objective,  the net asset value of ProFund VP rising Rates  Opportunity  generally  should decrease as interest rates fall. If ProFund VP Rising Rates  Opportunity  is  successful  in meeting its  objective, its net asset value should gain  approximately  one and one-quarter  times (125%) as much, on a percentage  basis, as any daily decrease in the Long Bond on a given day.  Conversely,  its net asset  value  should  lose  approximately  one and  one-quarter  times  (125%)  as  much,  on a percentage basis, as any daily increase in the Long Bond on a given day.
--------------------- ------------------------------------------------------------------------------------------------ ---------------------
--------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------

Each  portfolio of the First Defined  Portfolio Fund LLC invests in the securities of a relatively few number of issuers or in a particular sector of the economy.  Since the assets of each  portfolio are invested in a limited number of issuers or a limited sector of the economy, the net asset value of the portfolio may be more susceptible to a single adverse economic,  political or regulatory occurrence.  Certain of the  portfolios  may also be subject to  additional  market risk due to their  policy of  investing  based on an  investment  strategy  and generally not buying or selling  securities in response to market  fluctuations.  Each  portfolio's  relative lack of diversity and limited ongoing management may subject Owners to greater market risk than other portfolios.

The stock selection date for each of the strategy  Portfolios of the First Defined  Portfolio Fund LLC is on or about December 31st of each year. The holdings for each strategy  Portfolio  will be adjusted  annually on or about  December 31st in accordance  with the  Portfolio's investment  strategy.  At that time,  the  percentage  relationship  among the shares of each issuer held by the Portfolio is  established.
Through the next one-year  period that  percentage  will be  maintained  as closely as  practicable  when the  Portfolio  makes  subsequent purchases and sales of the securities.
--------------------------------------------------------------------------------------------------------------------------------------------
--------------------- ------------------------------------------------------------------------------------------------ ---------------------
     LARGE CAP        First Trust(R)10 Uncommon  Values:  seeks to provide  above-average  capital  appreciation.  The
       BLEND          Portfolio  seeks to achieve its  objective  by  investing  primarily  in the ten common  stocks selected by the Investment  Policy Committee of Lehman Brothers Inc.  ("Lehman  Brothers") with the assistance of the Research  Department of Lehman  Brothers which, in their opinion have the
                      greatest  potential for capital  appreciation  during the next year. The stocks included in the      First Trust
                      Portfolio  are adjusted  annually on or about July 1st in  accordance  with the  selections  of     Advisors L.P.
                      Lehman Brothers.
--------------------- ------------------------------------------------------------------------------------------------ ---------------------

--------------------- ------------------------------------------------------------------------------------------------ ---------------------
       STYLE/                                         INVESTMENT OBJECTIVES/POLICIES                                        PORTFOLIO
        TYPE                                                                                                                 ADVISOR/
                                                                                                                           SUB-ADVISOR
--------------------- ------------------------------------------------------------------------------------------------ ---------------------
                      ------------------------------------------------------------------------------------------------ ---------------------
       INTER-         The  Prudential  Series  Fund,  Inc.  - SP  Jennison  International  Growth:  seeks to  provide
  NATIONAL EQUITY     long-term   growth  of  capital.   The   Portfolio   pursues  its  objective  by  investing  in
                      equity-related  securities of foreign  issuers that the  Sub-advisor  believes will increase in value over a period of years.  The  Portfolio  invests  primarily  in the common stock of large and  medium-sized  foreign  companies.  Under normal  circumstances,  the Portfolio  invests at least 65% of its total  assets in common  stock of foreign  companies  operating or based in at
                      least five different  countries.  The Portfolio  looks  primarily for stocks of companies whose     Prudential
                      earnings are growing at a faster rate than other companies and that have  above-average  growth    Investments LLC/
                      in earnings and cash flow, improving profitability,  strong balance sheets, management strength  Jennison Associates
                      and strong  market  share for its  products.  The  Portfolio  also tries to buy such  stocks at          LLC
                      attractive prices in relation to their growth prospects.
--------------------- ------------------------------------------------------------------------------------------------ ---------------------

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R),"  "Standard & Poor's 500," and "500" are trademarks of the  McGraw-Hill  Companies,  Inc. and have been licensed for use by American Skandia Investment Services,  Incorporated.  The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R)10 Uncommon  Values  portfolio is not  sponsored  or created by Lehman  Brothers,  Inc.  ("Lehman  Brothers").  Lehman
Brothers' only  relationship  to First Trust is the licensing of certain  trademarks and trade names of Lehman  Brothers and of the "10
Uncommon  Values" which is determined,  composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R)10
Uncommon Values portfolio.

Dow Jones has no  relationship  to the ProFunds VP, other than the licensing of the Dow Jones sector  indices and its service marks for use in  connection  with the  ProFunds  VP. The  ProFunds VP are not  sponsored,  endorsed,  sold,  or promoted by Standard & Poor's or
NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED INVESTMENT OPTIONS?
We offer fixed investment options of different  durations during the accumulation  period.  These "Fixed Allocations" earn a guaranteed fixed rate of interest  for a specified  period of time,  called the  "Guarantee  Period." In most states,  we offer Fixed  Allocations with  Guarantee  Periods  from 1 to 10 years.  We may also offer  special  purpose  Fixed  Allocations  for use with  certain  optional investment  programs.  We guarantee  the fixed rate for the entire  Guarantee  Period.  However,  if you  withdraw or transfer  Account
Value before the end of the Guarantee  Period,  we will adjust the value of your  withdrawal or transfer  based on a formula,  called a
"Market Value  Adjustment." The Market Value  Adjustment can either be positive or negative,  depending on the rates that are currently being  credited  on Fixed  Allocations.  Please  refer to the  section  entitled  "How does the Market  Value  Adjustment  Work?" for a description  of the  formula  along with  examples  of how it is  calculated.  You may  allocate  Account  Value to more than one Fixed
Allocation at a time.

Fixed  Allocations may not be available in all states.  Availability of Fixed  Allocations is subject to change and may differ by state and by the  annuity  product  you  purchase.  Please  call  American  Skandia at  1-800-766-4530  to  determine  availability  of Fixed
Allocations in your state and for your annuity product.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent  Deferred Sales Charge:  We do not deduct a sales charge from Purchase  Payments you make to your Annuity.  However,  we may deduct a  Contingent  Deferred  Sales Charge or CDSC if you  surrender  your  Annuity or when you make a partial  withdrawal.  The CDSC reimburses us for expenses  related to sales and  distribution of the Annuity,  including  commissions,  marketing  materials and other promotional  expenses.  The CDSC is  calculated as a percentage of your Purchase  Payment  being  surrendered  or withdrawn  during the applicable  Annuity Year. For purposes of calculating  the CDSC, we consider the year following the date we receive a Purchase  Payment as Year 1. The amount of the CDSC  applicable  to each  Purchase  Payment  decreases  over time,  measured  from the date the  Purchase
Payment is applied.  The CDSC percentages are shown below.

                           ------------------ ----- ------ ----- ----- ----- ----- ----- ----- -----

                           YEARS               1      2     3     4     5     6     7     8     9+
                           ------------------ ----- ------ ----- ----- ----- ----- ----- ----- -----
                           ------------------ ----- ------ ----- ----- ----- ----- ----- ----- -----

                           CHARGE (%)         8.5    8.5   8.5   8.5   7.0   6.0   5.0   4.0   0.0
                           ------------------ ----- ------ ----- ----- ----- ----- ----- ----- -----

Each  Purchase  Payment  has its own CDSC  period.  When you make a  withdrawal,  we assume that the oldest  Purchase  Payment is being withdrawn  first so that the lowest CDSC is deducted from the amount  withdrawn.  After eight (8) complete years from the date you make a Purchase Payment,  no CDSC will be assessed if you withdraw or surrender that Purchase Payment.  Under certain  circumstances you can withdraw a limited amount of Account Value without paying a CDSC.  This is referred to as a "Free  Withdrawal."  Free  Withdrawals  are not treated as a withdrawal  of Purchase  Payments for  purposes of  calculating  the CDSC on a  subsequent  withdrawal  or  surrender.
Withdrawals of amounts  greater than the maximum Free  Withdrawal  amount are treated as a withdrawal of Purchase  Payments and will be assessed a CDSC. For purposes of calculating  the CDSC on a surrender or a partial  withdrawal,  the Purchase  Payments being withdrawn may be greater than your remaining  Account Value or the amount of your  withdrawal  request.  This is most likely to occur if you have made prior  withdrawals  under the Free  Withdrawal  provision  or if your Account  Value has declined in value due to negative  market performance.

We may waive the CDSC under certain  medically-related  circumstances or when taking a Minimum  Distribution  from an Annuity purchased as a "qualified"  investment.  Free Withdrawals,  Medically-Related  Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

Transfer Fee:  Currently,  you may make twenty (20) free transfers between  investment options each Annuity Year. We will charge $10.00 for each  transfer  after the  twentieth in each Annuity Year.  We do not consider  transfers  made as part of a dollar cost  averaging program when we count the twenty free  transfers.  Transfers  made as part of a  rebalancing,  market timing or third party  investment advisory  service will be subject to the  twenty-transfer  limit.  However,  all transfers  made on the same day will be treated as one
(1)  transfer.  Renewals or transfers of Account Value from a Fixed  Allocation  at the end of its Guarantee  Period are not subject to the  Transfer Fee and are not counted  toward the twenty free  transfers.  We may reduce the number of free  transfers  allowable  each
Annuity Year (subject to a minimum of eight) without  charging a Transfer Fee unless you make use of electronic  means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically  or through other means that reduce our processing costs.

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $35.00 or
2% of your Account Value invested in the variable  investment  options,  whichever is less.  This fee will be deducted  annually on the anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year,  the fee is deducted at the time of surrender.  We may increase the Annual  Maintenance  Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax  Charges:  Several  states  and some  municipalities  charge  premium  taxes or  similar  taxes.  The  amount of tax will vary from jurisdiction  to  jurisdiction  and is subject to change.  The tax charge  currently  ranges up to 3 1/2%.  We  generally  will deduct the amount of tax payable at the time the tax is  imposed,  but may also decide to deduct tax  charges  from each  Purchase  Payment at the time of a  withdrawal  or  surrender  of your Annuity or at the time you elect to begin  receiving  annuity  payments.  We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance  Charge:  We deduct an Insurance Charge daily against the average daily assets allocated to the  Sub-accounts.  The Insurance
Charge is the combination of the Mortality & Expense Risk Charge (1.25%) and the  Administration  Charge  (0.15%).  The total charge is equal to 1.40% on an annual  basis.  The  Insurance  Charge is intended to  compensate  American  Skandia for  providing  the insurance benefits under the Annuity,  including the Annuity's basic death benefit that provides  guaranteed  benefits to your beneficiaries even if the market declines and the risk that persons we guarantee  annuity  payments to will live longer than our  assumptions.  The charge also covers administrative costs associated with providing the Annuity benefits,  including  preparation of the contract,  confirmation statements,  annual account  statements and annual reports,  legal and accounting fees as well as various  related  expenses.  Finally, the charge covers the risk that our  assumptions  about the mortality  risks and expenses  under this Annuity are incorrect and that we have agreed not to increase  these  charges over time  despite our actual  costs.  We may  increase the portion of the total  Insurance
Charge that is deducted for  administrative  costs;  however,  any increase  will only apply to Annuities  issued after the date of the increase.

American  Skandia may make a profit on the  Insurance  Charge if, over time,  the actual cost of  providing  the  guaranteed  insurance obligations  under the  Annuity  are less than the amount we deduct  for the  Insurance  Charge.  To the extent we make a profit on the
Insurance Charge,  such profit may be used for any other corporate  purpose,  including payment of other expenses that American Skandia incurs in  promoting,  distributing,  issuing  and  administering  the  Annuity  and to offset a portion of the costs  associated  with offering  Credits  which are funded  through  American  Skandia's  general  account.  The  Insurance  Charge is deducted  against  your
Annuity's  Account Value,  which  includes the amount of any Credits we apply to your Purchase  Payments and any increases or decreases in your Account Value based on market  fluctuations  of the  Sub-accounts.  Any profit that American  Skandia may make on the Insurance
Charge may include a profit on the portion of the Account  Value that  represents  Credits  applied to the Annuity,  as well as profits based on market appreciation of the Sub-account values.

The  Insurance  Charge  is not  deducted  against  assets  allocated  to a Fixed  Allocation.  However,  the  amount we credit to Fixed
Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

Optional Benefits:  If you elect to purchase one or more optional  benefits,  we will deduct an additional charge on a daily basis from your Account  Value  allocated  to the  Sub-accounts.  The charge for each  optional  benefit is deducted in addition to the  Insurance
Charge due to the increased  insurance risk  associated  with the optional  benefits.  The  additional  charge is included in the daily calculation  of the Unit Price for each  Sub-account.  Please refer to the section  entitled  "Death  Benefit" for a description of the charge for each Optional  Death  Benefit.  Please refer to the section  entitled  "Managing  Your Account Value - Do you offer programs designed to guarantee a "return of premium" at a future date?" for a description of the charge for the Guaranteed Return Option.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges  directly  against the  Portfolios.  However,  each  Portfolio  charges a total annual fee comprised of an investment  management fee,  operating  expenses and any distribution and service (12b-1) fees that may apply.  These fees are deducted daily by each  Portfolio  before it provides  American  Skandia  with the net asset value as of the close of  business  each day.  More detailed  information  about fees and charges can be found in the  prospectuses  for the  Portfolios.  Please  also see  "Service  Fees
Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted  when  determining  the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge  against  Account Value  allocated to the  Sub-accounts,  we also take into  consideration mortality,  expense,  administration,  profit and other factors in determining the interest rates we credit to Fixed  Allocations.  Any
CDSC or Tax Charge  applies to amounts that are taken from the variable  investment  options or the Fixed  Allocations.  A Market Value
Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In certain  states a tax is due if and when you exercise  your right to receive  periodic  annuity  payments.  The amount  payable will depend on the applicable  jurisdiction and on the annuity payment option you select.  If you select a fixed payment option,  the amount of each fixed  payment  will depend on the Account  Value of your Annuity when you elected to  annuitize.  There is no specific  charge deducted from these payments;  however,  the amount of each annuity payment reflects  assumptions about our insurance expenses.  If you select a  variable  payment  option  that we may offer,  then the amount of your  benefits  will  reflect  changes in the value of your
Annuity and will continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or  eliminate  certain  fees and  charges  or alter the manner in which the  particular  fee or charge is  deducted.  For example,  we may  reduce  the  amount of the CDSC or the  length of time it  applies,  reduce or  eliminate  the  amount of the  Annual
Maintenance Fee or reduce the portion of the total Insurance  Charge that is deducted as an  Administration  Charge.  Generally,  these types of  changes  will be based on a  reduction  to our  sales,  maintenance  or  administrative  expenses  due to the  nature  of the individual  or group  purchasing  the Annuity.  Some of the factors we might  consider in making such a decision  are: (a) the size and type of group;  (b) the number of Annuities  purchased by an Owner;  (c) the amount of Purchase  Payments or  likelihood  of additional
Purchase  Payments;  and/or (d) other  transactions where sales,  maintenance or administrative  expenses are likely to be reduced.  We will not discriminate  unfairly between Annuity  purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial Purchase  Payment:  You must make a minimum initial Purchase Payment of $1,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial Purchase Payment provided that,  within the first
Annuity Year, you make at least $1,000 in total Purchase Payments.

Where  allowed by law,  initial  Purchase  Payments in excess of  $1,000,000  require our approval  prior to  acceptance.  We may apply certain limitations and/or  restrictions on the Annuity as a condition of our acceptance,  including limiting the liquidity features or the Death Benefit protection provided under the Annuity,  limiting the right to make additional Purchase Payments,  changing the number of transfers  allowable under the Annuity or restricting the Sub-accounts  that are available.  Other limitations  and/or  restrictions may apply.

Except as noted below,  Purchase  Payments  must be  submitted  by check drawn on a U.S.  bank,  in U.S.  dollars,  and made payable to
American  Skandia.  Purchase  Payments  may  also  be  submitted  via  1035  exchange  or  direct  transfer  of  funds.  Under  certain circumstances,  Purchase  Payments may be  transmitted  to American  Skandia via wiring funds  through your  investment  professional's broker-dealer  firm.  Additional  Purchase  Payments may also be applied to your Annuity under an  arrangement  called "bank  drafting"
                      ----------
where you  authorize  us to  deduct  money  directly  from your bank  account.  We may  reject  any  payment  if it is  received  in an unacceptable form.  Our acceptance of a check is subject to our ability to collect funds.

Age Restrictions:  The Owner must be age 80 or under as of the Issue Date of the Annuity.  If the Annuity is owned jointly,  the oldest of the Owners must be age 80 or under on the Issue Date. If the Annuity is owned by an entity,  the  Annuitant  must be age 80 or under as of the Issue Date.  You should  consider your need to access your Account Value and whether the  Annuity's  liquidity  features will satisfy that need.  If you take a  distribution  prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  The  availability  of  certain  optional  benefits  may vary based on the age of the Owner on the Issue Date of the
Annuity.

Additional  Purchase  Payments may be made at any time before the Annuity Date as long as the oldest Owner or Annuitant (if the Annuity is entity owned) is not over age 80.

Special Considerations for Purchasers of Bonus or Credit Products
|X|      This Annuity  features the same Insurance  Charge as many of American  Skandia's other variable  annuities and does not charge an additional  amount for the XTra CreditSM feature.  However,  if you make a withdrawal that exceeds the annual free withdrawal amount or choose to surrender  your  Annuity,  the  contingent  deferred  sales  charge  (CDSC) on this Annuity is higher and is deducted for a longer  period of time as compared to our other  variable  annuities.  If you expect that you will need to access your Account Value during the CDSC period and the liquidity  provisions are insufficient to satisfy that need, then this Annuity may be more expensive than other variable annuities.

|X|      The XTra  CreditSM  amount is included in your  Account  Value.  However,  American  Skandia may take back the  original  XTra
       CreditSM  amount applied to your Purchase  Payment if you die, or elect to withdraw all or a portion of your Account Value under the medically-related  waiver provision,  within 12 months of having received an XTra CreditSM amount. In either situation,  the value of the XTra CreditSM  amount could be  substantially  reduced.  However,  any investment  gain on the XTra CreditSM amount will not be taken back.  Additional conditions and restrictions apply.

|X|      We offer other  annuities  where we apply an XTra  CreditSM to your  annuity  with each  purchase  payment you make.  The XTra
       CreditSM amount we apply to purchase  payments on those annuities is initially higher than on this Annuity but reduces over time and only applies  during the first six annuity years.  The total  asset-based  charges on those  annuities are higher during the first 10 years but are lower  than this  Annuity  after the 10th year.  The CDSC is also  higher  and is  deducted  for a longer period of time than on this  Annuity;  however  the CDSC on those  annuities  applies  from the issue date of the  annuity,  not separately to each purchase payment.

Owner, Annuitant and Beneficiary Designations: On your Application, we will ask you to name the Owner(s), Annuitant and one or more
Beneficiaries for your Annuity.

|X|      Owner:  The  Owner(s)  holds all  rights  under the  Annuity.  You may name  more than one Owner in which  case all  ownership
         -----
       rights are held jointly.  However,  this Annuity does not provide a right of survivorship.  Refer to the Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant  is the person we agree to make  annuity  payments  to and upon whose life we continue to make such
         ---------
       payments.  You must name an Annuitant who is a natural  person.  We do not accept a designation of joint  Annuitants  during the accumulation  period. Where allowed by law, you may name one or more Contingent  Annuitants.  A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date.  Please refer to the discussion of  "Considerations  for Contingent
       Annuitants" in the Tax Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the person(s) or entity you name to receive the death  benefit.  If no beneficiary is named
         -----------
       the death benefit will be paid to you or your estate.

Your right to make certain  designations  may be limited if your Annuity is to be used as an IRA or other  "qualified"  investment that is given  beneficial  tax  treatment  under  the Code.  You  should  seek  competent  tax  advice on the  income,  estate  and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner,  Annuitant  and  Beneficiary  designations  by sending us a request in writing.  Where  allowed by law,  such changes will be subject to our acceptance.  Some of the changes we will not accept include, but are not limited to:
|X|      a new Owner  subsequent to the death of the Owner or the first of any joint Owners to die,  except where a  spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary  is the  surviving  spouse unless you elect an alternative  Beneficiary  designation.  Unless  you elect an  alternative  Beneficiary  designation,  upon the death of either  spousal
Owner,  the  surviving  spouse may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit  payment.  The Death
Benefit  that  would  have been  payable  will be the new  Account  Value of the  Annuity  as of the date of due proof of death and any required proof of a spousal  relationship.  As of the date the assumption is effective,  the surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new purchaser of the same  attained age. For purposes of  determining  any future Death Benefit for the  beneficiary  of the surviving  spouse,  the new Account Value will be considered as the initial  Purchase
Payment.  No CDSC  will  apply to the new  Account  Value.  However,  any  additional  Purchase  Payments  applied  after  the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the  surviving  spouse is named as a Contingent  Annuitant,  upon the death of the  Annuitant, the surviving  spouse will become the  Annuitant.  No Death Benefit is payable upon the death of the  Annuitant.  However,  the Account
Value of the Annuity as of the date of due proof of death of the Annuitant  (and any required proof of the spousal  relationship)  will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

If after  purchasing  your  Annuity  you change  your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel  period.  This is often  referred to as a  "free-look."  Depending  on the state in which you purchased your Annuity and, in some states,  if you purchased the Annuity as a replacement  for a prior  contract,  the right to cancel period may be ten (10) days,  twenty-one  (21) days or longer,  measured from the time that you received  your  Annuity.  If you return your Annuity during the applicable  period,  we will refund your current  Account Value plus any tax charge  deducted.  This amount may be higher or lower than your  original  Purchase  Payment.  Where  required by law, we will return your  current  Account  Value or the amount of your initial  Purchase  Payment,  whichever  is greater.  The same rules may apply to an Annuity that is purchased as an IRA.
In any situation  where we are required to return the greater of your Purchase  Payment or Account Value,  we may allocate your Account
Value to the AST Money Market  Sub-account  during the right to cancel period and for a reasonable  additional  amount of time to allow for delivery of your  Annuity.  If you return your  Annuity,  we will not return any Credits we applied to your  Annuity  based on your
                                                                                                                                  -
Purchase Payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum amount that we accept as an additional  Purchase  Payment is $100 unless you participate in American  Skandia's  Systematic
Investment Plan or a periodic  purchase payment program.  We will allocate any additional  Purchase Payments you make according to your most recent allocation  instructions,  unless you request new allocations when you submit a new Purchase Payment.  Additional  Purchase
Payments may be paid at any time before the Annuity Date as long as the oldest Owner or Annuitant  (if the Annuity is entity  owned) is not over age 80.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your  Annuity by  authorizing  us to deduct money  directly  from your bank account and
              ----------
applying it to your  Annuity.  This type of program is often  called  "bank  drafting".  We call our bank  drafting  program  "American
Skandia's  Systematic  Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable  investment options when  applied.  Bank  drafting  allows you to invest in your  Annuity with a lower  initial  Purchase  Payment,  as long as you authorize  payments  that will  equal at least  $1,000  during  the first 12 months of your  Annuity.  We may  suspend  or cancel  bank drafting privileges if sufficient funds are not available from the applicable  financial  institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified  investments.  If your employer sponsors such a program,  we may agree to accept  periodic  Purchase  Payments  through  a salary  reduction  program  as long as the  allocations  are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $1,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial  Purchase  Payment:  Once we accept your  application,  we invest your net Purchase  Payment in the  Annuity.  The net Purchase
Payment is your initial  Purchase  Payment  minus any tax charges  that may apply.  On your  application  we ask you to provide us with instructions  for allocating your Account Value.  You can allocate  Account Value to one or more variable  investment  options or Fixed
Allocations.

In those states where we are required to return your Purchase  Payment if you exercise  your right to return the Annuity,  we initially allocate all amounts that you choose to allocate to the variable  investment  options to the AST Money Market  Sub-account.  At the end of the right to cancel  period we will  reallocate  your Account Value  according to your most recent  allocation  instructions.  Where permitted by law, we will allocate your Purchase Payments according to your initial  instructions,  without  temporarily  allocating to the AST Money Market  Sub-account.  To do this,  we will ask that you execute our form called a "return  waiver" that  authorizes us to allocate your Purchase  Payment to your chosen  Sub-accounts  immediately.  If you submit the "return waiver" and then decide to return your Annuity during the right to cancel period,  you will receive your current  Account Value,  minus the amount of any Credits,  which may be more or less than your initial Purchase Payment (see "May I Return the Annuity if I Change my Mind?").

Subsequent  Purchase  Payments:  We will  allocate  any  additional  Purchase  Payments you make  according to your current  allocation instructions.  If any rebalancing or asset allocation  programs are in effect,  the allocation  should conform with such a program.  We assume  that your  current  allocation  instructions  are  valid  for  subsequent  Purchase  Payments  until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

HOW DO I RECEIVE CREDITS?

We apply a "Credit" to your  Annuity's  Account Value each time you make a Purchase  Payment.  The amount of the Credit is payable from our general  account.  The amount of the Credit  depends on the cumulative  amount of Purchase  Payments you have made to your Annuity, payable as a percentage of each specific Purchase Payment, according to the table below:

                      -------------------------------------------------------- -------------------
                      Cumulative Purchase Payments                                   Credit
                      -------------------------------------------------------- -------------------
                      -------------------------------------------------------- -------------------
                      Between $1,000 and $9,999                                       1.5%
                      Between $10,000 and $4,999,999                                  4.0%
                      Greater than $5,000,000                                         5.0%
                      -------------------------------------------------------- -------------------

Credits Applied to Purchase Payments for Designated Class of Annuity Owner
Where  allowed by state law,  on  Annuities  owned by a member of the class  defined  below,  the table of Credits we apply to Purchase
Payments is deleted.  The Credit applied to all Purchase Payments on such Annuities will be 8.5%.

The designated class of Annuity Owners  includes:  (a) any parent company,  affiliate or subsidiary of ours; (b) an officer,  director, employee,  retiree, sales representative,  or in the case of an affiliated  broker-dealer,  registered  representative of such company;
(c) a director,  officer or trustee of any  underlying  mutual fund;  (d) a director,  officer or employee of any  investment  manager, sub-advisor,  transfer agent, custodian,  auditing,  legal or administrative services provider that is providing investment management, advisory,  transfer  agency,  custodianship,  auditing,  legal  and/or  administrative  services  to an  underlying  mutual fund or any affiliate of such firm; (e) a director,  officer,  employee or registered  representative  of a broker-dealer  or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing,  Incorporated;  (f) a director,  officer, employee or authorized  representative  of any firm  providing us or our  affiliates  with regular  legal,  actuarial,  auditing,  underwriting, claims,  administrative,  computer support,  marketing,  office or other services; (g) the then current spouse of any such person noted
in (b) through (f),  above;  (h) the parents of any such person  noted in (b) through (g),  above;  (i) the  child(ren)  or other legal dependent  under the age of 21 of any such person noted in (b) through (h) above;  and (j) the  siblings of any such  persons  noted in
(b) through (h) above.

All other terms and conditions of the Annuity apply to Owners in the designated class.

You must  notify  us at the time you  apply for an  Annuity  if you are a member  of the  designated  class.  American  Skandia  is not responsible  for  monitoring  whether  you  qualify as a member of the  designated  class.  Failure to inform us that you  qualify as a member of the designated class may result in your Annuity receiving fewer Credits than would otherwise be applied to your Annuity.

HOW ARE CREDITS APPLIED TO MY ACCOUNT VALUE?
Each Credit is allocated to your Account  Value at the time the Purchase  Payment is applied to your Account  Value.  The amount of the
Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

Examples of Applying Credits

Initial Purchase Payment
Assume you make an initial  Purchase  Payment of $2,500.  We would apply a 1.5% Credit to your Purchase Payment and allocate the amount of the Credit ($37.50 = $2,500 X .015) to your Account Value in the proportion that your Account Value is allocated.

Additional Purchase Payment (at same breakpoint)
Assume that you make an  additional  Purchase  Payment of $5,000.  Because  your  cumulative  Purchase  Payments are less than the next breakpoint  ($10,000),  we would apply a 1.5% Credit to your Purchase  Payment and allocate the amount of the Credit ($75.00 = $5,000 X
..015) to your Account Value.

Additional Purchase Payment (at higher breakpoint)
Assume that you make an additional  Purchase Payment of $400,000.  Because your cumulative  Purchase Payments are now $407,500 (greater than the next  breakpoint),  we would apply a 4.0% Credit to your  Purchase  Payment and allocate  the amount of the Credit  ($16,000 =
$400,000 X .04) to your Account Value.

=======================================================================================================================================
This  Annuity  features  the same  Insurance  Charge as many of American  Skandia's  other  variable  annuities  and does not charge an additional  amount for the XTra CreditSM  feature.  However,  the amount of any Credits  applied to your Account Value can be recovered by American Skandia under certain circumstances:
=======================================================================================================================================
|X|      any Credits  applied to your Account  Value on Purchase  Payments  made within the 12 months  before the date of death will be recovered.
=======================================================================================================================================
=======================================================================================================================================
|X|      the amount available under the  medically-related  surrender portion of the Annuity will not include the amount of any Credits payable on Purchase  Payments  made within 12 months of the date the  Annuitant  first became  eligible for the  medically-related surrender.
=======================================================================================================================================
=======================================================================================================================================
|X|      if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any Credits.
=======================================================================================================================================
=======================================================================================================================================

=======================================================================================================================================
The value of the XTra CreditSM amount will be  substantially  reduced if American Skandia recovers the XTra CreditSM amount under these circumstances.  However,  any  investment  gain on the XTra  CreditSM  amount  will not be taken  back.  We do not deduct a CDSC in any situation where we recover the XTra CreditSM amount.

Examples of Recovering Credits
The  following  are  hypothetical  examples of how Credits could be recovered by American  Skandia.  These  examples do not cover every potential situation.

Recovery from payment of Death Benefits
1.       Assume you purchase your Annuity with an initial  Purchase Payment of $50,000.  You make an additional  Purchase of $10,000 in the 6th month after the Issue Date.  Both of the Purchase  Payments  received a 4.0% Credit,  for a total of $2,400.  If the Death
     Benefit  becomes  payable in the 9th month after the Issue Date,  the amount of the Death  Benefit  would be reduced by the entire amount of the prior Credits ($2,400).
2.       Assume you purchase your Annuity with an initial  Purchase Payment of $50,000.  You make an additional  Purchase of $10,000 in the 6th month  after the Issue  Date.  Both of the  Purchase  Payments  received a 4.0%  Credit,  for a total of $2,400.  If death occurs in the 16th month after the Issue Date,  the amount of the Death  Benefit  would be reduced but only in the amount of those
     Credits applied within the previous  12-months.  Since the initial Purchase  Payment (and the Credits that were applied)  occurred more than 12-months  before the date of death,  the Death Benefit would not be reduced by the amount of the Credits applied to the initial  Purchase  Payment.  However,  the $10,000  additional  Purchase  Payment was made within  12-months of the date of death.
     Therefore,  the amount of the Death  Benefit  would be reduced by the amount of the  Credits  payable on the  additional  Purchase
     Payment ($400).
3.       NOTE: If the Death Benefit would  otherwise have been equal to the Purchase  Payments minus any  proportional  withdrawals due to poor  investment  performance,  we will not  reduce the  amount of the Death  Benefit by the amount of the  Credits as shown in
     Example 2 above.

Recovery from Medically-Related Surrenders
1.       Assume you purchase  your  Annuity  with an initial  Purchase  Payment of $50,000.  You receive a Credit of $2,000  ($50,000 X
     .04).  The Annuitant is diagnosed as  terminally  ill in the 6th month after the Issue Date and we grant your request to surrender your Annuity under the  medically-related  surrender provision.  Assuming the Credits were applied within 12-months of the date of diagnosis of the terminal  illness,  the amount that would be payable under the  medically-related  surrender  provision  would be reduced by the entire amount of the Credits ($2,000).
2.       Assume you purchase your Annuity with an initial  Purchase Payment of $50,000.  You make an additional  Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase  Payments  received a 4.0% Credit,  for a total of $2,400.  The Annuitant is diagnosed as  terminally  ill in the 16th month after the Issue Date and we grant your request to surrender  your Annuity under the  medically-related  surrender provision.  Since the initial Purchase Payment (and the Credits that were applied) occurred more than 12-months before the diagnosis, the amount that would be payable upon the medically-related  surrender provision would not be reduced by the amount of the Credits applied to the initial Purchase Payment.  However,  the $10,000  additional  Purchase Payment was made within  12-months  of the date of  diagnosis.  Therefore,  the amount that would be payable  under the  medically-related surrender provision would be reduced by the amount of the Credits payable on the additional Purchase Payment ($400).

Credits applied to estimated Purchase Payments
Under certain  circumstances,  we may determine the amount of Credits  payable on two or more separate  Purchase  Payments based on the
Credit  percentage  that would have applied had all such Purchase  Payments been made at the same time. To make use of this  procedure, often referred to as a "letter of intent",  you must provide  evidence of your intention to submit the cumulative  additional  Purchase
Payments  within a 13-month  period.  A letter of intent must be provided to us prior to the Issue Date to be effective.  Acceptance of a letter of intent is at our sole discretion and may be subject to restrictions  as to the minimum initial  Purchase  Payment that must be submitted to receive the next higher breakpoint.

Failure to inform us that you intend to submit  two or more  Purchase  Payments  within a  13-month  period may result in your  Annuity receiving fewer Credits than would otherwise be added to your Annuity.

If you submit a letter of intent and receive  Credits on Purchase  Payments at a higher Credit  percentage  than would have applied BUT do not submit the  required  Purchase  Payments  during the  13-month  period as required by your letter of intent,  we may recover the
"excess"  Credits.  "Excess"  Credits are Credits in excess of the Credits that would have been  payable  without the letter of intent.
If we determine that you have received "excess" Credits,  any such amounts will be taken pro-rata from the investment  options based on your  Account  Values as of the date we act to recover the excess.  If the amount of the recovery  exceeds your then current  Surrender
Value, we will recover all remaining Account Value and terminate your Annuity.

General Information about Credits
|X|      We do not consider Credits to be "investment in the contract" for income tax purposes.
|X|      You may not withdraw  the amount of any Credits  under the Free  Withdrawal  provision.  The Free  Withdrawal  provision  only applies to withdrawals of Purchase Payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation  period you may transfer  Account Value between  investment  options.  Transfers are not subject to taxation on any gain.  We currently  limit the number of  Sub-accounts  you can invest in at any one time to twenty (20).  However,  you can invest in an unlimited  number of Fixed  Allocations.  We may require a minimum of $500 in each  Sub-account you allocate  Account Value to at the time of any  allocation or transfer.  If you request a transfer and, as a result of the transfer,  there would be less than $500 in the Sub-account,  we may transfer the remaining Account Value in the Sub-account pro rata to the other investment  options to which you transferred.

We  may  impose  specific  restrictions  on  financial  transactions  for  certain  Portfolios  based  on  the  Portfolio's  investment restrictions.  Currently,  any purchase,  redemption or transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour  prior to any  announced  closing  of the  applicable  securities  exchange  (generally,  3:00 p.m.  Eastern  time) to be processed on the current  Valuation Day. The "cut-off" time for such financial  transactions  involving a ProFunds VP Sub-account  will be extended to1/2hour prior to any announced  closing  (generally,  3:30 p.m. Eastern time) for transactions  submitted  electronically through American Skandia's Internet website (www.americanskandia.com).

Currently,  we charge $10.00 for each transfer  after the twentieth  (20th) in each Annuity Year,  including  transfers made as part of any  rebalancing,  market timing,  asset  allocation or similar program which you have  authorized.  Transfers made as part of a dollar cost  averaging  program do not count  toward the twenty free  transfer  limit.  Renewals or  transfers  of Account  Value from a Fixed
Allocation  at the end of its  Guarantee  Period are not subject to the  transfer  charge.  We may reduce the number of free  transfers allowable  each Annuity Year (subject to a minimum of eight)  without  charging a Transfer Fee unless you make use of electronic  means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically  or through other means that reduce our processing costs.

We reserve the right to limit the number of transfers  in any Annuity  Year for all  existing or new Owners.  We also reserve the right to limit the number of  transfers  in any Annuity  Year or to refuse any  transfer  request  for an Owner or certain  Owners if: (a) we believe that  excessive  trading or a specific  transfer  request or group of transfer  requests may have a detrimental  effect on Unit
Values or the share prices of the  Portfolios;  or (b) we are informed by one or more of the Portfolios that the purchase or redemption of  shares  must be  restricted  because  of  excessive  trading  or a  specific  transfer  or group of  transfers  is deemed to have a detrimental  effect on the share prices of affected  Portfolios.  Without  limiting the above, the most likely scenario where either of the above could occur would be if the  aggregate  amount of a trade or trades  represented a relatively  large  proportion of the total assets of a  particular  Portfolio.  Under such a  circumstance,  we will process  transfers  according to our rules then in effect and provide notice if the transfer request was denied.  If a transfer request is denied, a new transfer request may be required.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation  period.  Dollar Cost Averaging  allows you to  systematically  transfer an amount  each month from one  investment  option to one or more other  investment  options.  You can choose to transfer  earnings  only, principal plus earnings or a flat dollar amount.  Dollar Cost Averaging  allows you to invest  regularly each month,  regardless of the current unit value (or price) of the  Sub-account(s)  you invest in. This  enables you to purchase  more units when the market price is low and fewer units when the market price is high.  This may result in a lower  average cost of units over time.  However,  there is no guarantee  that  Dollar Cost  Averaging  will result in a profit or protect  against a loss in a declining  market.  We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable  investment  options or Fixed  Allocations.  Dollar Cost Averaging from Fixed  Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal plus earnings.  If transferring  principal plus earnings,  the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE:  When a Dollar  Cost  Averaging  program is  established  from a Fixed  Allocation,  the fixed rate of interest we credit to your
Account  Value is applied to a  declining  balance due to the  transfers  of Account  Value to the  Sub-accounts  during the  Guarantee
Period.  This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes.  During the  accumulation  period,  we offer  automatic  rebalancing  among the variable  investment  options you choose.  You can choose  to have your  Account  Value  rebalanced  quarterly,  semi-annually,  or  annually.  On the  appropriate  date,  your  variable investment  options are rebalanced to the allocation  percentages you request.  For example,  over time the performance of the variable investment  options  will  differ,  causing  your  percentage  allocations  to shift.  With  automatic  rebalancing,  we  transfer  the appropriate  amount  from the  "overweighted"  Sub-accounts  to the  "underweighted"  Sub-accounts  to return your  allocations  to the percentages  you  request.  If you request a transfer  from or into any  variable  investment  option  participating  in the  automatic rebalancing  program,  we will assume that you wish to change your rebalancing  percentages as well, and will automatically  adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic  rebalancing.  All  rebalancing  transfers made on the same day as part of an automatic  rebalancing  program are  considered as one transfer when counting the number of transfers  each year toward the maximum number of free transfers.  We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER ANY ASSET ALLOCATION PROGRAMS?
Yes. During the  accumulation  period,  we offer two different asset allocation  programs  designed for American Skandia by Morningstar
Associates,  LLC.  Each program is available to Annuity  Owners at no additional  charge.  Each program is designed as a tool to enable you and  your  investment  professional  to  develop  an  asset  allocation  program  that is  appropriate  for  you.  Your  investment professional  will help you to complete an investor  questionnaire  that will help you and your  investment  professional  to determine whether  participating  in a program  is  appropriate  for you and to  determine  your  investment  style from which you can choose the available model  portfolios.  We offer one program where you and your investment  professional  choose from the available  Sub-accounts for each asset class in the model  portfolio you have chosen based on your answers to the  questionnaire.  You may change your selected
Sub-accounts  at any time.  We offer a second  program  where  the  Sub-accounts  for each  asset  class in each  model  portfolio  are designated  based  on an  objective  evaluation  of  the  available  Sub-accounts.  If you  elect  the  second  program,  the  selected
Sub-accounts  within a model portfolio may change  periodically.  Under both programs,  assets  allocated to the program are rebalanced on a periodic basis based on suggested  changes to the allocation  percentages  for an asset class within a model portfolio or based on changes in the value of the Sub-accounts.  Each asset allocation  program is subject to additional  limitations and restrictions  which are more fully described in the enrollment form for the programs.

Asset  allocation  is a  sophisticated  method of  diversification  which  allocates  assets  among  asset  classes  in order to manage investment  risk and enhance  returns over the long term.  However,  asset  allocation does not guarantee a profit or protect against a loss. You are not obligated to  participate or to invest  according to the program  recommendations.  American  Skandia does not intend to provide  any  personalized  investment  advice in  connection  with these  programs  and you  should not rely on these  programs  as providing  individualized  investment  recommendations  to you.  The asset  allocation  programs  do not  guarantee  better  investment results.  We reserve  the right to  terminate  or change the asset  allocation  programs  at any time.  You  should  consult  with your investment professional before electing any asset allocation program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two  different  programs for  investors  who wish to invest in the variable  investment  options but also wish to protect their  principal,  at least as of a specific  date in the  future.  You may not want to use either of these  programs  if you expect to begin taking annuity payments before the program would be completed.

Balanced Investment Program
We offer a balanced  investment  program  where a portion of your Account  Value is allocated to a Fixed  Allocation  and the remaining
Account Value is allocated to the variable  investment  options that you select.  When you enroll in the Balanced  Investment  Program, you choose the  duration  that you wish the  program to last.  This  determines  the  duration  of the  Guarantee  Period for the Fixed
Allocation.  Based on the fixed rate for the  Guarantee  Period  chosen,  we calculate  the portion of your Account  Value that must be allocated to the Fixed Allocation to grow to a specific  "principal amount" (such as your initial Purchase  Payment).  We determine the amount  based on the rates then in effect for the  Guarantee  Period you  choose.  If you  continue  the  program  until the end of the
Guarantee  Period and make no withdrawals or transfers,  at the end of the Guarantee  Period,  the Fixed  Allocation will have grown to equal the  "principal  amount".  Withdrawals  or  transfers  from the Fixed  Allocation  before the end of the  Guarantee  Period  will terminate  the program and may be subject to a Market Value  Adjustment.  You can transfer the Account  Value that is not  allocated to the Fixed  Allocation  between any of the  Sub-accounts  available  under the  Annuity.  Account  Value you  allocate  to the  variable investment  options  is  subject  to market  fluctuations  and may  increase  or  decrease  in  value.  We do not  deduct a charge  for participating in the Balanced Investment Program.

         Example
         Assume you invest  $100,000.  You choose a 10-year program and allocate a portion of your Account Value to a Fixed  Allocation with a 10-year  Guarantee Period.  The rate for the 10-year  Guarantee Period is 5.33%*.  Based on the fixed interest rate for the Guarantee  Period chosen,  the factor is 0.594948 for  determining how much of your Account Value will be allocated to the
         Fixed  Allocation.  That means that  $59,495  will be  allocated  to the Fixed  Allocation  and the  remaining  Account  Value
         ($41,505)  will be  allocated to the variable  investment  options.  Assuming  that you do not make any  withdrawals  from the
         Fixed  Allocation,  it will grow to $100,000 at the end of the Guarantee  Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*        The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

Guaranteed Return Option (GRO)SM
We also offer a  seven-year  program  where we monitor your Account  Value daily and  systematically  transfer  amounts  between  Fixed
Allocations  and the variable  investment  options you choose.  American  Skandia  guarantees that at the end of the seventh (7th) year from  commencement  of the program (or any program  restart  date),  you will receive no less than your  Account  Value on the date you elected to  participate  in the program,  including any Credits we applied to your Purchase  Payments  ("commencement  value").  On the program maturity date, if your Account Value is below the commencement  value,  American Skandia will apply additional  amounts to your
Annuity so that it is equal to  commencement  value or your Account  Value on the date you elect to restart the program  duration.  Any amounts  added  to your  Annuity  will be  applied  to the AST  Money  Market  Sub-account,  unless  you  provide  us with  alternative instructions.  We will notify you of any amounts  added to your Annuity  under the program.  We do not consider  amounts  added to your
Annuity to be "investment in the contract" for income tax purposes.

Account  Value is only  transferred  to and  maintained  in Fixed  Allocations  to the  extent we, in our sole  discretion,  deem it is
                  ----
necessary  to support our  guarantee  under the  program.  This differs  from the  Balanced  Investment  Program  where a set amount is allocated to a Fixed  Allocation  regardless of the  performance of the  underlying  Sub-accounts.  With the Guaranteed  Return Option, your Annuity is able to participate in the upside potential of the Sub-accounts  while only  transferring  amounts to Fixed Allocations to protect against  significant  market downturns.  NOTE: If a significant  amount of your Account Value is systematically  transferred to Fixed Allocations  during prolonged market declines,  less of your Account Value may be immediately  available to participate in the upside potential of the Sub-accounts if there is a subsequent market recovery.

Each  business day we monitor the  performance  of your Account Value to determine  whether it is greater  than,  equal to or below our
"reallocation  trigger",  described  below.  Based on the performance of the  Sub-accounts in which you choose to allocate your Account
Value  relative to the  reallocation  trigger,  we may transfer  some or all of your Account Value to or from a Fixed  Allocation.  You have  complete  discretion  over the  allocation  of your Account  Value that remains  allocated  in the variable  investment  options.
However, we reserve the right to restrict certain Portfolios if you participate in the program.

|X|      Account Value greater than or equal to reallocation  trigger:  Your Account Value in the variable  investment  options remains allocated according to your most recent  instructions.  If a portion of Account Value was previously allocated to a Fixed
              Allocation,  those amounts may be transferred  from the Fixed  Allocation  and  re-allocated  to the variable  investment options pro-rata according to your current allocations.  A Market Value Adjustment will apply.

|X|      Account Value below reallocation  trigger:  A portion of your Account Value in the variable  investment options is transferred to a new Fixed Allocation.  These amounts are transferred on a pro-rata basis from the variable investment  options.  The new Fixed Allocation will have a Guarantee Period equal to the remaining  duration in the Guaranteed  Return Option.  The
              Account Value applied to the new Fixed  Allocation  will be credited with the fixed interest rate then being applied to a new Fixed Allocation of the next higher yearly  duration.  The Account Value will remain invested in the Fixed Allocation until the maturity date of the program  unless,  at an earlier date,  your Account Value is at or above the  reallocation trigger and amounts can be transferred to the variable  investment  options (as described  above) while  maintaining  the guarantee protection under the program.

American  Skandia uses an  allocation  mechanism  based on  assumptions  of expected and maximum  market  volatility  to determine  the reallocation  trigger.  The  allocation  mechanism is used to determine the allocation of Account Value between Fixed  Allocations  and the Sub-accounts you choose.  American  Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its  discretion,  subject to regulatory  approval  where  required.  Any change to the  allocation  mechanism  and/or the  reallocation trigger will only apply to programs that begin after the change is effective.

Program Termination
The Guaranteed  Return Option will  terminate on its maturity  date. You can elect to participate in a new Guaranteed  Return Option or re-allocate  your  Account  Value at that time.  Upon  termination,  any  Account  Value  allocated  to the Fixed  Allocations  will be transferred to the AST Money Market Sub-account, unless you provide us with alternative instructions.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      You may  terminate  the  Guaranteed  Return  Option at any  time.  American  Skandia  does not  provide  any  guarantees  upon termination of the program.
|X|      Withdrawals  from your  Annuity  while the  program  is in effect  will  reduce the  guaranteed  amount  under the  program in proportion  to your  Account  Value at the time of the  withdrawal.  Withdrawals  will be subject to all other  provisions  of the
     Annuity, including any Contingent Deferred Sales Charge or Market Value Adjustment that would apply.
|X|      Additional  Purchase Payments applied to the Annuity while the program is in effect will only increase the amount  guaranteed;
     however, all or a portion of any additional Purchase Payments may be allocated to the Fixed Allocations.
|X|      Annuity Owners cannot  transfer  Account Value to or from a Fixed  Allocation  while  participating  in the program and cannot participate in any dollar cost averaging program that transfers  Account Value from a Fixed Allocation to the variable  investment options.
|X|      Transfers  from Fixed  Allocations  will be subject to the Market Value  Adjustment  formula under the Annuity;  however,  the
     0.10%  "cushion"  feature of the formula will not apply. A Market Value  Adjustment may be either  positive or negative.  Transfer amounts will be taken from the most recently applied Fixed Allocation.
|X|      Transfers from the  Sub-accounts to Fixed  Allocations or from Fixed  Allocations to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      The Guaranteed  Return Option will terminate:  (a) upon the death of the Owner or the Annuitant (in an entity owned contract);
     and (b) as of the date Account Value is applied to begin annuity payments.
|X|      You can elect to  restart  the seven (7) year  program  duration  on any  anniversary  of the Issue Date of the  Annuity.  The
     Account Value on the date the restart is effective  will become the new  commencement  value.  You can only elect the program once per Annuity Year.

Charges under the Program
We deduct a charge  equal to 0.25% per year to  participate  in the  Guaranteed  Return  Option.  The annual  charge is deducted  daily against your Account  Value  allocated to the  Sub-accounts.  Account  Value  allocated to Fixed  Allocations  under the program is not subject to the charge.  The charge is  deducted  to  compensate  American  Skandia  for:  (a) the risk that your  Account  Value on the maturity date of the program is less than the amount guaranteed; and (b) administration of the program.

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     Effective  November 18, 2002,  American Skandia changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method  described  above.  The annual  charge for the  Guaranteed  Return Option for Owners who elected the benefit  between  January 23, 2002 and November 15, 2002 and  subsequent  to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually,  in arrears,  according to the prospectus in effect as of the date the program was elected.  Owners who  terminate and then  re-elect the  Guaranteed  Return Option or elect to restart the Guaranteed Return Option at any time after November 18, 2002 will be subject to the charge method described above.
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MAY I AUTHORIZE MY INVESTMENT PROFESSIONAL TO MANAGE MY ACCOUNT?
Yes.  You may  authorize  your  investment  professional  to direct the  allocation  of your  Account  Value and to  request  financial transactions  between  investment  options while you are living,  subject to our rules. You must contact us immediately if and when you revoke such authority.  We will not be responsible for acting on instructions  from your investment  professional if you fail to inform us that such person's  authority has been revoked.  We may also suspend,  cancel or limit these  privileges at any time. We will notify you if we do.

We or an affiliate of ours may provide administrative support to licensed,  registered investment  professionals or investment advisors who you authorize to make financial  transactions on your behalf.  These investment  professionals may be firms or persons who also are appointed by us as authorized  sellers of the Annuity.  However,  we do not offer advice about how to allocate your Account Value under any  circumstance.  Any  investment  professionals  you engage to provide  advice  and/or make  transfers  for you is not acting on our behalf.  We are not  responsible for any  recommendations  such investment  professionals  make, any market timing or asset  allocation programs they choose to follow or any specific transfers they make on your behalf.

We may require  investment  professionals  or investment  advisors,  who are authorized by multiple  contract  owners to make financial transactions,  to enter into an  administrative  agreement with American  Skandia as a condition of our accepting  transactions on your behalf.  The  administrative  agreement may impose  limitations on the investment  professional's  or investment  advisor's  ability to request  financial  transactions on your behalf.  These  limitations  are intended to minimize the detrimental  impact of an investment professional  who is in a position to  transfer  large  amounts of money for  multiple  clients in a  particular  Portfolio  or type of portfolio or to comply with specific  restrictions or limitations  imposed by a Portfolio(s) on American  Skandia.  The  administrative agreement  may limit  the  available  investment  options,  require  advance  notice of large  transactions,  or impose  other  trading limitations on your investment  professional.  Your  investment  professional  will be informed of all such  restrictions on an ongoing basis.  We may also require that your  investment  professional  transmit  all  financial  transactions  using the  electronic  trading functionality  available  through our Internet  website  (www.americanskandia.com).  Limitations  that we may impose on your investment professional or investment advisor under the terms of the  administrative  agreement do not apply to financial  transactions  requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED INVESTMENT OPTIONS WORK?

We credit  the fixed  interest  rate to the Fixed  Allocation  throughout  a set  period of time  called a  "Guarantee  Period."  Fixed
Allocations  currently are offered with Guarantee  Periods from 1 to 10 years.  We may make Fixed  Allocations  of different  durations available in the future,  including Fixed Allocations  offered  exclusively for use with certain optional  investment  programs.  Fixed
Allocations  may not be available in all states and may not always be available for all Guarantee  Periods  depending on market factors and other considerations.

The interest  rate credited to a Fixed  Allocation  is the rate in effect when the  Guarantee  Period begins and does not change during the Guarantee  Period.  The rates are an effective annual rate of interest.  We determine the interest rates for the various  Guarantee
Periods.  At the time that we confirm  your Fixed  Allocation,  we will  advise  you of the  interest  rate in effect and the date your
Fixed  Allocation  matures.  We may change the rates we credit new Fixed  Allocations at any time. Any change in interest rate does not affect  Fixed  Allocations  that  were in  effect  before  the date of the  change.  To  inquire  as to the  current  rates  for  Fixed
Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent  permitted by law, we may  establish  different  interest  rates for Fixed  Allocations  offered to a class of Owners who choose to participate in various optional  investment programs we make available.  This may include,  but is not limited to, Owners who elect to use Fixed  Allocations  under a dollar  cost  averaging  program  (see "Do You Offer  Dollar Cost  Averaging?")  or a balanced investment  program (see "Do you offer  programs  designed to guarantee a "Return of Premium" at a future  date?").  The interest  rate credited to Fixed  Allocations  offered to this class of purchasers may be different than those offered to other  purchasers who choose the same Guarantee Period but who do not participate in an optional investment program.  Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for  determining  the fixed  interest rates for Fixed  Allocations.  Generally the interest rates we offer for Fixed  Allocations  will reflect the  investment  returns  available on the types of investments we make to support our fixed rate  guarantees.  These  investment  types may include  cash,  debt  securities  guaranteed by the United  States  government  and its agencies and  instrumentalities,  money market  instruments,  corporate debt obligations of different  durations,  private  placements, asset-backed  obligations  and municipal  bonds.  In  determining  rates we also  consider  factors such as the length of the Guarantee
Period for the Fixed  Allocation,  regulatory  and tax  requirements,  liquidity  of the markets for the type of  investments  we make, commissions,  administrative  and investment  expenses,  our insurance  risks in relation to the Fixed  Allocations,  general  economic trends and  competition.  Some of these  considerations  are similar to those we consider in determining  the Insurance  Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit  interest on a new Fixed  Allocation  in an existing  Annuity at a rate not less than the rate we are then  crediting to
Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The  interest  rate we  credit  for a  Fixed  Allocation  is  subject  to a  minimum.  Please  refer  to the  Statement  of  Additional
Information.  In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw  Account Value from a Fixed  Allocation more than 30 days before the end of its Guarantee  Period,  we will adjust the value of your investment  based on a formula,  called a "Market Value  Adjustment" or "MVA".  The amount of any Market Value
Adjustment  can be either  positive  or  negative,  depending  on the  movement  of a  combination  of Strip  Yields  on Strips  and an
Option-adjusted  Spread  (each as defined  below)  between  the time that you  purchase  the Fixed  Allocation  and the time you make a transfer  or  withdrawal.  The  Market  Value  Adjustment  formula  compares  the  combination  of  Strip  Yields  for  Strips  and the
Option-adjusted  Spreads  as of the  date the  Guarantee  Period  began  with  the  combination  of Strip  Yields  for  Strips  and the
Option-adjusted  Spreads as of the date the MVA is being  calculated.  In certain states the amount of any Market Value  Adjustment may be limited  under state law or  regulation.  If your Annuity is governed by the laws of that state,  any Market Value  Adjustment  that applies will be subject to our rules for complying with such law or regulation.

|X|      "Strips" are a form of security where  ownership of the interest  portion of United States  Treasury  securities are separated from ownership of the underlying principal amount or corpus.
|X|      "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|      "Option-adjusted  Spread" is the difference between the yields on corporate debt securities  (adjusted to disregard options on such  securities)  and  government  debt  securities  of  comparable  duration.  We currently  use the Merrill  Lynch 1 to 10 year
     Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula
The MVA formula is applied  separately to each Fixed  Allocation to determine the Account Value of the Fixed Allocation on a particular date.  The formula is as follows:

                                                      [(1+I) / (1+J+0.0010)]N/365
                                                                where:

                  I is the Strip  Yield as of the start date of the  Guarantee  Period for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  J is the Strip Yield as of the date the MVA formula is being applied for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value.  Assume the following:
|X|      On December 31, 2000,  you allocate  $50,000 into a Fixed  Allocation  with a Guarantee  Period of 5 years (e.g.  the Maturity
         Date is December 31, 2005).
|X|      The Strip Yields for coupon Strips  beginning on December 31, 2000 and maturing on December 31, 2005 plus the  Option-adjusted
         Spread is 5.50% (I = 5.50%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw  the entire Fixed  Allocation  after  exactly  three (3)
         years, therefore 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 4.00%  (J = 4.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.041]2 = 1.027078
                                                      Interim Value = $57,881.25
                                   Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 7.00% (J = 7.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.071)]2 = 0.970345
                                                      Interim Value = $57,881.25
                                  Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity  Date" for a Fixed  Allocation  is the last day of the  Guarantee  Period.  Before the Maturity  Date,  you may choose to renew the Fixed  Allocation  for a new Guarantee  Period of the same or different  length or you may transfer all or part of that Fixed
Allocation's  Account  Value to another  Fixed  Allocation  or to one or more  Sub-accounts.  We will  notify you before the end of the
Guarantee Period about the fixed interest rates that we are currently  crediting to all Fixed  Allocations that are being offered.  The rates being  credited to Fixed  Allocations  may change  before the  Maturity  Date.  We will not charge a MVA if you choose to renew a
Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.

If you do not specify how you want a Fixed  Allocation  to be allocated on its Maturity  Date,  we will then transfer the Account Value of the  Fixed  Allocation  to the AST  Money  Market  Sub-account.  You can then  elect to  allocate  the  Account  Value to any of the
Sub-accounts or to a new Fixed Allocation.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the  accumulation  period you can access your Account Value  through  Partial  Withdrawals,  Systematic  Withdrawals,  and where required for tax  purposes,  Minimum  Distributions.  You can also  surrender  your Annuity at any time. We may deduct a portion of the
Account  Value  being  withdrawn  or  surrendered  as a CDSC.  The CDSC will be  assessed  on the  amount of  Purchase  Payments  being withdrawn,  not on the Account  Value at the time of the  withdrawal or surrender.  If you surrender  your Annuity,  in addition to any
CDSC,  we may deduct the Annual  Maintenance  Fee, any Tax Charge that applies and the charge for any  optional  benefits.  We may also apply a Market  Value  Adjustment  to any Fixed  Allocations.  Certain  amounts may be  available to you each Annuity Year that are not subject  to a CDSC.  These  are  called  "Free  Withdrawals."  In  addition,  under  certain  circumstances,  we may waive the CDSC for surrenders  made for qualified  medical  reasons or for  withdrawals  made to satisfy  Minimum  Distribution  requirements.  Unless you notify us  differently,  withdrawals  are taken pro-rata  based on the Account Value in the  investment  options at the time we receive your withdrawal request.  Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution  during the  accumulation  period is deemed to come first from any "gain" in your Annuity and second as a return of your
"tax  basis",  if any.  Distributions  from your  Annuity  are  generally  subject to  ordinary  income  taxation  on the amount of any investment  gain unless the  distribution  qualifies as a non-taxable  exchange or transfer.  If you take a  distribution  prior to the taxpayer's  age 59 1/2, you may be subject to a 10% penalty in addition to ordinary  income  taxes on any gain.  You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment.  The Code and  regulations  have  "exclusionary  rules" that we use to determine  what portion of each annuity payment  should  be  treated  as a  return  of any tax  basis  you have in the  Annuity.  Once the tax  basis in the  Annuity  has been distributed,  the  remaining  annuity  payments  are  taxable as  ordinary  income.  The tax basis in the  Annuity  may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

|X|      To meet liquidity  needs,  you can withdraw a limited amount from your Annuity during each of Annuity Years 1-8 without a CDSC being  applied.  We call this the "Free  Withdrawal"  amount.  The Free  Withdrawal  amount is not  available if you choose to surrender  your  Annuity.  Amounts  withdrawn  as a Free  Withdrawal  do not  reduce  the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity.  The minimum Free Withdrawal you may request is $100.

|X|      You can also make  withdrawals  in excess of the Free  Withdrawal  amount.  We call this a  "Partial  Withdrawal."  The amount that you may withdraw  will depend on the  Annuity's  Surrender  Value.  The  Surrender  Value is equal to your Account  Value minus any CDSC,  the Annual  Maintenance  Fee,  the Tax  Charge,  any  charges  for  optional  benefits  and any Market  Value
         Adjustment that may apply to any Fixed  Allocations.  After any Partial  Withdrawal,  your Annuity must have a Surrender Value of at least  $1,000,  or we may treat the  Partial  Withdrawal  request  as a request to fully  surrender  your  Annuity.  The minimum Partial Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial  Withdrawals and Systematic  Withdrawals,  we will first determine what, if any, amounts qualify as a Free  Withdrawal.  Those amounts are not subject to the CDSC.  Partial  Withdrawals  or Systematic  Withdrawals of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

You may request a withdrawal  for an exact dollar  amount after  deduction  of any CDSC that  applies  (called a "net  withdrawal")  or request a gross  withdrawal  from which we will deduct any CDSC that  applies,  resulting  in less money being  payable to you than the amount you  requested.  If you  request a net  withdrawal,  the amount  deducted  from your  Account  Value to pay the CDSC may also be subject to a CDSC.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To  request  the forms  necessary  to make a  withdrawal  from your  Annuity,  call  1-800-766-4530  or visit our  Internet  Website at
www.americanskandia.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Year 1-8
The  maximum  Free  Withdrawal  amount  during  each of  Annuity  Years 1 through  8 (when a CDSC  would  otherwise  apply to a partial withdrawal or surrender of your initial  Purchase  Payment) is 10% of each  Purchase  Payment that has been invested in the Annuity for eight years or less.  Withdrawals of amounts  greater than the maximum Free  Withdrawal  amount are treated as a withdrawal of Purchase
Payments  and will be  assessed a CDSC.  We may apply a Market  Value  Adjustment  to any Fixed  Allocations.  The 10% Free  Withdrawal
amount is not  cumulative.  If you do not make a Free  Withdrawal  during an Annuity  Year,  you are not allowed to carry over the Free
Withdrawal amount to the next Annuity Year.

Annuity Year 9+
After Annuity Year 8, the maximum Free Withdrawal amount is the sum of:
|X|      10% of any  Purchase  Payments  applied  to your  Annuity  after the Issue  Date to which a CDSC  would  apply  upon a partial withdrawal or surrender.
|X|      100% of your initial Purchase Payment or all Purchase  Payments not previously  withdrawn to which a CDSC would not apply upon a partial withdrawal or surrender.
|X|      100% of any "growth" in the Annuity.

"Growth"  equals the current Account Value minus all Purchase  Payments that have not previously  been withdrawn.  For purposes of this provision,  any XTra Credit amount we applied to your  Purchase  Payments are not  considered  "growth" and are not available as a Free
Withdrawal.

After the 8th Annuity  Year, a CDSC will only apply to  withdrawals  of Purchase  Payments  applied to the Annuity after Annuity Year 1 and, for those Purchase Payments, the CDSC will only apply until the end of the applicable CDSC period.

NOTE:  Amounts  that you have  withdrawn  as a Free  Withdrawal  will not reduce  the amount of any CDSC that we deduct if,  during the first eight (8) Annuity Years,  you make a partial  withdrawal or choose to surrender the Annuity.  The minimum Free Withdrawal you may request is $100.

We may reduce or eliminate the amount  available as a Free  Withdrawal  if your Annuity is used in  connection  with certain plans that receive special tax treatment under the Code.

Examples
1.       Assume  you make an  initial  Purchase  Payment  of  $10,000  and make no  additional  Purchase  Payments.  The  maximum  Free
     Withdrawal amount during each of the first eight Annuity Years would be 10% of $10,000, or $1,000.

2.       Assume you make an initial Purchase  Payment of $10,000 and make an additional  Purchase Payment of $15,000 in Annuity Year 2.
     The maximum Free  Withdrawal  amount during  Annuity Year 3 through 8 would be 10% of $25,000,  or $2,500.  In Annuity Year 9, the maximum Free Withdrawal  amount would be 10% of the $15,000  Purchase  Payment applied in Annuity Year 2 ($1,500) plus 100% of the initial Purchase Payment ($10,000) and any "growth" under the Annuity.

3.       Assume you make an initial  Purchase  Payment of $10,000 and take a Free  Withdrawal  of $500 in Annuity  Year 2 and $1,000 in
     Annuity Year 3. If you surrender your Annuity in Annuity Year 5, the CDSC will be assessed  against the initial  Purchase  Payment amount  ($10,000),  not the amount of Purchase  Payments  reduced by the amounts  that were  withdrawn  under the Free  Withdrawal provision.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?
A CDSC may be  assessed  against a Partial  Withdrawal  during the  accumulation  period.  Whether a CDSC  applies and the amount to be charged  depends on whether  the  Partial  Withdrawal  exceeds  any Free  Withdrawal  amount  and, if so, the number of years that have elapsed since the Purchase Payment being withdrawn has been invested in the Annuity.

1.       If you request a Partial  Withdrawal,  we determine if the amount you  requested is available as a Free  Withdrawal  (in which case it would not be subject to a CDSC);

2.   If the amount requested exceeds the available Free Withdrawal amount:
|X|      First,  we withdraw the amount from Purchase  Payments  that have been invested for longer than the CDSC period,  if any (with your Annuity, eight (8) years);
|X|      Second,  we withdraw  the  remaining  amount from the  Purchase  Payments  that are still  subject to a CDSC.  We withdraw the
         "oldest"  of your  Purchase  Payments  first so that the lowest  CDSC will apply to the amount  withdrawn.  The  maximum  Free
         Withdrawal  amount during each of Annuity Years 1 through 8 is 10% of all Purchase  Payments.  Withdrawals of amounts  greater than the maximum Free  Withdrawal  amount are treated as a withdrawal  of Purchase  Payments and will be assessed a CDSC.  If, during  Annuity Years 1 through 8, all Purchase  Payments are withdrawn  subject to a CDSC,  then any  subsequent  withdrawals will be withdrawn from any gain in the Annuity, which may include Credits.

     For purposes of calculating  the CDSC on a partial  withdrawal,  the Purchase  Payments  being  withdrawn may be greater than your remaining  Account  Value or the  amount  of your  withdrawal  request.  This is most  likely  to occur  if you  have  made  prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

3.   If the amount  requested  exceeds the amounts  available  under Item #2 above,  we withdraw  the  remaining  amount from any other
     Account Value (including Account Value due to Credits).

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic  Withdrawals."  You can receive  Systematic  Withdrawals of earnings only,  principal plus earnings or a flat dollar amount.  Systematic  Withdrawals  may be subject to a CDSC. We will determine  whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.

Systematic  Withdrawals can be made from Account Value allocated to the variable  investment options or Fixed  Allocations.  Generally,
Systematic  Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic  Withdrawals  begins, or payments of fixed dollar  amounts that do not exceed such  earnings.  Systematic  Withdrawals  are  available on a monthly,  quarterly, semi-annual  or annual  basis.  The  Surrender  Value of your  Annuity  must be at least  $20,000  before we will  allow you to begin a program of Systematic Withdrawals.

The minimum  amount for each  Systematic  Withdrawal  is $100.  If any  scheduled  Systematic  Withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain  retirement  plans that receive special tax treatment under Sections 401,
403(b) or 408 of the Code,  Section  72(t) of the Code may provide an exception to the 10% penalty tax on  distributions  made prior to age 59 1/2if you elect to receive  distributions as a series of "substantially  equal periodic  payments".  Distributions  received under this  provision in any Annuity Year that exceed the maximum  amount  available as a free  withdrawal  will be subject to a CDSC. We may apply a Market Value  Adjustment to any Fixed  Allocations.  To request a program that complies with Section 72(t), you must provide us with certain  required  information in writing on a form  acceptable to us. We may require  advance notice to allow us to calculate the amount of 72(t)  withdrawals.  The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum  Distributions  are a type of Systematic  Withdrawal we allow to meet distribution  requirements  under Sections 401, 403(b) or
408 of the Code.  Under the Code,  you may be required to begin  receiving  periodic  amounts from your Annuity.  In such case, we will allow you to make  Systematic  Withdrawals  in amounts that satisfy the minimum  distribution  rules under the Code. We do not assess a
CDSC on Minimum  Distributions  from your Annuity if you are required by law to take such  Minimum  Distributions  from your Annuity at the time it is taken.  However,  a CDSC may be  assessed  on that  portion of a  Systematic  Withdrawal  that is taken to  satisfy  the minimum  distribution  requirements  in relation to other  savings or  investment  plans under  other  qualified  retirement  plans not maintained with American Skandia.

The amount of the required Minimum  Distribution for your particular  situation may depend on other annuities,  savings or investments.
We will only  calculate  the amount of your required  Minimum  Distribution  based on the value of your  Annuity.  We require three (3)
days advance  written notice to calculate and process the amount of your  payments.  You may elect to have Minimum  Distributions  paid out monthly,  quarterly,  semi-annually or annually.  The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum
Distributions.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During the  accumulation  period you can  surrender  your Annuity at any time.  Upon  surrender,  you will receive the  Surrender
Value.  Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

For purposes of calculating the CDSC on surrender,  the Purchase  Payments being  withdrawn may be greater than your remaining  Account
Value or the  amount  of your  withdrawal  request.  This is most  likely to occur if you have made  prior  withdrawals  under the Free
Withdrawal  provision or if your Account Value has declined in value due to negative  market  performance.  We may apply a Market Value
Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To  request  the  forms   necessary   to  surrender   your   Annuity,   call   1-800-766-4530   or  visit  our   Internet   Website  at
www.americanskandia.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where  permitted by law,  you may request to surrender  your  Annuity  prior to the Annuity Date without  application  of any CDSC upon occurrence of a  medically-related  "Contingency  Event". We may apply a Market Value Adjustment to any Fixed  Allocations.  The amount payable will be your  Account  Value  minus:  (a) the amount of any Credits  applied  within 12 months of the  applicable  "Contingency
Event" as defined below; and (b) the amount of any Credits added in conjunction with any Purchase  Payments  received after our receipt of your  request for a  medically-related  surrender  (i.e.  Purchase  Payments  received at such time  pursuant to a salary  reduction program.

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
|X|      the Annuitant  must be named or any change of Annuitant  must be accepted by us, prior to the  "Contingency  Event"  described below;
|X|      the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
|X|      if the Owner is one or more natural persons, all such Owners must also be alive at such time;
|X|      we must receive  satisfactory  proof of the Annuitant's  confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
|X|      this benefit is not available if the total Purchase  Payments  received  exceed  $500,000 for all annuities  issued by us with this benefit where the same person is named as Annuitant.

A "Contingency Event" occurs if the Annuitant is:
|X|      first  confined in a "Medical  Care  Facility"  while your Annuity is in force and remains  confined for at least 90 days in a row; or
|X|      first diagnosed as having a "Fatal Illness" while your Annuity is in force.

The  definitions  of "Medical Care  Facility" and "Fatal  Illness," as well as additional  terms and  conditions,  are provided in your
Annuity.  Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity  options  available that provide fixed annuity  payments,  variable  payments or adjustable  payments.  Fixed options  provide the same  amount with each  payment.  Variable  options  generally  provide a payment  which may  increase or decrease depending on the investment  performance of the  Sub-accounts.  However,  currently,  we also make a variable payment option that has a guarantee  feature.  Adjustable  options provide a fixed payment that is periodically  adjusted based on current  interest rates. We do not guarantee to make any annuity payment options  available in the future.  For additional  information on annuity payment options you may request a Statement of Additional Information.

When you  purchase an Annuity,  or at a later date,  you may choose an Annuity  Date,  an annuity  option and the  frequency of annuity payments.  You may change  your  choices  before the  Annuity  Date under the terms of your  contract.  A maximum  Annuity  Date may be required  by law.  The  Annuity  Date may depend on the  annuity  option you  choose.  Certain  annuity  options  may not be  available depending on the age of the Annuitant.  You may not annuitize and receive annuity payments within the first Annuity Year.

Certain of these annuity  options may be available to  Beneficiaries  who choose to receive the Death  Benefit  proceeds as a series of payments instead of a lump sum payment.

Option 1
--------
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life" (as used in this section) is the person or persons upon whose life annuity  payments are based. No additional  annuity  payments are made after the death of the key life.  Since no minimum number of payments is guaranteed,  this option offers the largest amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one  payment  will be payable if the death of the key life occurs before the date the second  payment was due,  and no other  payments  nor death  benefits  would be payable.  This Option is  currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 2
--------
Payments  Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint  lifetime of two key lives,  and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the  survivor's  death.  No minimum number of payments is  guaranteed  under this option.  It is possible that only one payment will be payable if the death of all the key lives occurs  before the date the second  payment was due, and no other  payments or death  benefits  would be payable.  This Option is currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 3
--------
Payments for Life with a Certain  Period:  Under this option,  income is payable until the death of the key life.  However,  if the key life dies before the end of the period selected (5, 10 or 15 years),  the remaining  payments are paid to the Beneficiary until the end of such  period.  This Option is  currently  available  on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this  option,  you can request  partial or full  surrender  of the annuity and receive its then current cash value (if any)
subject to our rules.

Option 4
--------
Fixed Payments for a Certain Period:  Under this option,  income is payable  periodically for a specified number of years. If the payee dies  before the end of the  specified  number of years,  the  remaining  payments  are paid to the  Beneficiary  until the end of such period.  Note that under this option,  payments are not based on any  assumptions of life  expectancy.  Therefore,  that portion of the
Insurance  Charge  assessed to cover the risk that key lives outlive our  expectations  provides no benefit to an Owner  selecting this option.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
--------
Variable Payments for Life with a Cash Value:  Under this option,  benefits are payable  periodically  until the death of the key life.
Benefits may increase or decrease  depending  on the  investment  performance  of the  Sub-accounts.  This option has a cash value that also  varies  with the  investment  performance  of the  Sub-account.  The cash value  provides a "cushion"  from  volatile  investment performance so that negative  investment  performance  does not  automatically  result in a decrease in the annuity payment each month, and positive  investment  performance  does not  automatically  result in an increase in the annuity  payment  each month.  The cushion generally  "stabilizes"  monthly annuity payments.  Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
--------
Variable  Payments for Life with a Cash Value and Guarantee:  Under this option,  benefits are payable as described in Option 5; except
                                                                                                                                 ------
that,  while the key life is alive,  the annuity  payment will not be less than a guaranteed  amount,  which  generally is equal to the first annuity  payment.  We charge an additional  amount for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless  prohibited  by law, we require that you elect either a life annuity or an annuity with a certain  period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date.  Therefore,  making a purchase  payment within eight years of the Annuity Date limits your annuity  payment  options.  Certain  annuity  payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

If you have not provided us with your Annuity Date or annuity payment option in writing, then:
|X|      the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed annuity payments,  you will receive equal  fixed-dollar  payments  throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment  frequency you select.  Generally,  the first annuity  payment is  determined  by  multiplying  the  Account  Value,  minus any state  premium  taxes  that may apply,  by the factor determined  from our table of annuity  rates.  The table of annuity rates differs based on the type of annuity chosen and the frequency of payment  selected.  Our rates will not be less than our guaranteed  minimum rates.  These guaranteed  minimum rates are derived from the a2000  Individual  Annuity  Mortality  Table with an assumed  interest rate of 3% per annum.  Where  required by law or regulation, such  annuity  table will have  rates that do not differ  according  to the gender of the key life.  Otherwise,  the rates will  differ according to the gender of the key life.

Variable Annuity Payments
We offer three  different  types of variable  annuity  payment  options.  The first annuity  payment will be calculated  based upon the assumed  investment  return  ("AIR").  You  select the AIR  before we start to make  annuity  payments.  You will not  receive  annuity payments  until you choose an AIR.  The  remaining  annuity  payments  will  fluctuate  based on the  performance  of the  Sub-accounts relative to the AIR,  as well as,  other  factors  described  below.  The greater the AIR,  the greater the first  annuity  payment.  A higher AIR may result in smaller  potential  growth in the annuity  payments.  A lower AIR results in a lower initial annuity  payment.
Within payment options 1-3, if the Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments will be the same as the first  annuity  payment.  If the  Sub-accounts  you choose  perform  better than the AIR,  then  subsequent  annuity payments will be higher than the first annuity  payment.  If the  Sub-accounts  you choose perform worse than the AIR, then  subsequent annuity  payments will be lower than the first.  Within payment  options 5 and 6, the cash value for the Annuitant  (while alive) and a variable  period of time during which annuity  payments will be made whether or not the Annuitant is still alive are adjusted  based on the  performance of the  Sub-accounts  relative to the AIR;  however,  subsequent  annuity  payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         -----------------
         We calculate  each annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed under a schedule of units for each  Sub-account by the Unit Value of each  Sub-account  on the annuity  payment date. We determine the schedule of units  based on your  Account  Value  (minus any premium tax that  applies) at the time you elect to begin  receiving  annuity payments.  The schedule of units will vary based on the annuity  payment  option  selected,  the length of any certain  period
         (if  applicable),  the  Annuitant's  age and gender (if annuity  payments are due for the life of the  Annuitant) and the Unit
         Value of the Sub-accounts  you initially  selected on the Issue Date. The calculation is performed for each  Sub-account,  and the sum of the Sub-account  calculations equals the amount of your annuity payment.  Other than to fund annuity payments,  the number  of units  allocated  to each  Sub-account  will not  change  unless  you  transfer  among the  Sub-accounts  or make a withdrawal (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|      Stabilized Variable Payments (Option 5)
         ----------------------------
         This option  provides  guaranteed  payments for life, a cash value for the Annuitant  (while  alive) and a variable  period of time during which  annuity  payments  will be made  whether or not the  Annuitant  is still  alive.  We calculate  the initial
                                                                                                                                -------
         annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed  under a schedule of units by the Unit
         Values  determined on the  annuitization  date. The schedule of units is established  for each  Sub-account  you choose on the annuitization  date based on the applicable  benchmark  rate,  meaning the AIR, and the annuity  factors.  The annuity factors reflect our  assumptions  regarding  the costs we expect to bear in  guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate,  the  annuitant's  attained age and gender (where  permitted).  Unlike  variable  payments
         (described  above) where each payment can vary based on Sub-account  performance,  this payment option  cushions the immediate impact of Sub-account  performance  by adjusting the length of the time during which annuity  payments will be made whether or not the Annuitant is alive while generally  maintaining a level annuity payment amount.  Sub-account  performance that exceeds a benchmark rate will generally  extend this time period,  while  Sub-account  performance  that is less than a benchmark rate will generally  shorten the period.  If the period reaches zero and the Annuitant is still alive,  Annuity Payments  continue, however,  the annuity  payment  amount will vary  depending  on  Sub-account  performance,  similar to  conventional  variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         ------------------------------------------------------
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments  (described above). In addition to the  stabilization  feature,  this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance.  The AIR for this option is 3%.

The variable  annuity  payment  options are described in greater detail in a separate  prospectus  which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable  annuity payment option  available.  Adjustable  annuity  payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment amount is adjusted upward or downward  depending on the rate we are currently  crediting to annuity payments.  The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
The Annuity  provides a Death Benefit  during its  accumulation  period.  If the Annuity is owned by one or more natural  persons,  the
Death  Benefit is payable  upon the first death of an Owner.  If the Annuity is owned by an entity,  the Death  Benefit is payable upon the Annuitant's  death, if there is no Contingent  Annuitant.  If a Contingent  Annuitant was designated  before the Annuitant's  death and the Annuitant  dies,  then the  Contingent  Annuitant  becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

Basic Death Benefit

The Annuity  provides a basic Death  Benefit at no  additional  charge.  The  Insurance  Charge we deduct daily from your Account Value allocated to the  Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit  guarantee under the Annuity.  The Annuity also offers two  different  optional  Death  Benefits.  Either  benefit can be  purchased  for an  additional charge.  The additional  charge is deducted to compensate  American  Skandia for providing  increased  insurance  protection  under the optional Death Benefits.  Notwithstanding  the additional  protection  provided under the optional Death Benefits,  the additional cost has the impact of reducing the net  performance  of the  investment  options.  Under certain  circumstances,  your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments. (see "How are Credits Applied to My Account Value")

The basic Death Benefit is the greater of:
|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals.
|X|      The sum of your Account Value in the variable  investment  options and your Interim Value in the Fixed  Allocations,  less the amount of any Credits applied within 12-months prior to the date of death.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented when  withdrawn.  For example,  a withdrawal of 50% of Account  Value would be  considered as a 50% reduction in Purchase  Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

Two  optional  Death  Benefits  are  offered  for  purchase  with your  Annuity to provide an  enhanced  level of  protection  for your beneficiaries.

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Currently,  these  benefits are only offered and must be elected at the time that you purchase your  Annuity.  We may, at a later date, allow existing  Annuity Owners to purchase  either of the optional Death Benefits  subject to our rules and any changes or restrictions in the  benefits.  Certain  terms and  conditions  may differ if you  purchase  your  Annuity as part of an  exchange,  replacement  or transfer, in whole or in part, from any other Annuity we issue.
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Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide  additional  amounts to your  Beneficiary that may be used to offset  federal and state taxes  payable on any  taxable  gains in your  Annuity at the time of your  death.  Whether  this  benefit is appropriate for you may depend on your  particular  circumstances,  including  other financial  resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in  addition  to the basic  Death
Benefit.  If the  Annuity  has one Owner,  the Owner must be age 75 or less at the time the  benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above;

     PLUS

2.       40% of your "Growth" under the Annuity, as defined below.

The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

"Growth" means the sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations,
 ------
minus the total of all Purchase Payments reduced by the sum of all proportional withdrawals.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented
 -------------------------
when withdrawn.

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The Enhanced  Beneficiary  Protection  Optional Death Benefit is subject to a maximum of 100% of all Purchase  Payments  applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
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The Enhanced  Beneficiary  Protection Optional Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory  approval.  Certain terms and conditions may differ between  jurisdictions once approved.  Please see Appendix
F for a  description  of the  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  offered  before  November  18, 2002 in those jurisdictions  where we received  regulatory  approval.  Please refer to the section entitled "Tax  Considerations" for a discussion of special tax considerations for purchasers of this benefit.
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See Appendix C for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Highest Anniversary Value Death Benefit
If the  Annuity  has one Owner,  the Owner must be age 79 or less at the time  Highest  Anniversary  Value  Optional  Death  Benefit is
purchased.  If the  Annuity  has joint  Owners,  the oldest  Owner must be age 79 or less.  If the  Annuity is owned by an entity,  the
Annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value
Death Benefit.

Key Terms Used with the Highest Anniversary Value Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest of
             -------------------------
     either joint Owner or the Annuitant, if entity owned.

|X|      The Highest  Anniversary  Value equals the highest of all previous  "Anniversary  Value" less  proportional  withdrawals since
             ---------------------------
     such anniversary and plus any Purchase Payments since such anniversary.

|X|      The Anniversary  Value is the Account Value as of each  anniversary of the Issue Date of the Annuity.  The  Anniversary  Value
             ------------------
     on the Issue Date is equal to your Purchase Payment.

|X|      Proportional  withdrawals  result  in a  reduction  to the  Highest  Anniversary  Value  by  reducing  such  value in the same
         -------------------------
     proportion  as the Account  Value was reduced by the  withdrawal  as of the date the  withdrawal  occurred.  For example,  if your
     Highest  Anniversary  Value is  $125,000  and you  subsequently  withdraw  $10,000 at a time when your  Account  Value is equal to
     $100,000 (a 10% reduction),  when calculating the optional Death Benefit we will reduce your Highest  Anniversary Value ($125,000)
     by 10% or $12,500.

Calculation of Highest Anniversary Value Death Benefit
The Highest Anniversary Value Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest Anniversary Value as of the Owner's date of death.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the basic Death Benefit described above; and
2.       the Highest  Anniversary  Value on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount  determined  by this  calculation  is  increased  by any  Purchase  Payments  received  after the Owner's  date of death and decreased by any proportional  withdrawals  since such date. The amount  calculated in Items 1 & 2 above (both before,  and on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances.

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The Highest  Anniversary Value Death Benefit described above is currently being offered in those  jurisdictions  where we have received regulatory  approval.  Certain  terms and  conditions  may differ  between  jurisdictions  once  approved.  Please see Appendix F for a description  of the  Guaranteed  Minimum  Death  Benefit  offered  before  November 18, 2002 in those  jurisdictions  where we received regulatory approval.
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See Appendix C for examples of how the Highest Anniversary Value Death Benefit is calculated.

Annuities with joint Owners
For Annuities  with Joint Owners,  the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to  determine  the Death  Benefit  Target Date.  NOTE:  If you and your spouse own the Annuity  jointly,  we will pay the Death
Benefit to the  Beneficiary.  If the sole primary  Beneficiary is the surviving  spouse,  then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefit is  calculated  as shown above except that the age of the  Annuitant is used to determine  the  Death  Benefit  Target  Date.  Payment  of the Death  Benefit  is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection  Optional Death Benefit and Highest Anniversary Value Optional Death Benefit at
any time.  Both optional  Death  Benefits will  terminate  automatically  on the Annuity Date. We may also terminate any optional Death
Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge equal to 0.25% per year,  respectively,  if you elect the Highest  Anniversary  Value  Optional Death Benefit or the
Enhanced  Beneficiary  Protection  Optional Death  Benefit.  If you elect both optional  Death  Benefits,  the total charge is equal to
0.50% per year. We deduct the charge to compensate  American Skandia for providing  increased  insurance  protection under the optional
Death Benefit.  The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

AMERICAN SKANDIA'S ANNUITY REWARDS

What is the Annuity Rewards benefit?
The  Annuity  Rewards  benefit  offers  Owners the  ability to capture  any market  gains  since the Issue Date of their  Annuity as an enhancement  to their current Death Benefit so their  Beneficiaries  will not receive less than the Annuity's  value as of the date the
Owner elects the benefit.  Under the Annuity  Rewards  benefit,  American  Skandia  guarantees  that the Death Benefit will not be less than:

         your Account  Value in the variable  investment  options plus the Interim Value in any Fixed  Allocations  as of the effective date of the Owner's election

         MINUS any proportional withdrawals* following the date of election
         -----

         PLUS any additional Purchase Payments applied to the Annuity following the date of election.
         ----

*    "Proportional  withdrawals"  are determined by calculating  the percentage of the Account Value that each  withdrawal  represented when withdrawn.  For example,  a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

The Annuity  Rewards Death Benefit  enhancement  does not affect the basic Death Benefit  calculation  or any Optional  Death  Benefits available  under the Annuity.  If the Death Benefit  amount  payable  under your  Annuity's  basic Death Benefit or any Optional  Death
Benefits you purchase is greater than the enhanced  Death  Benefit under the Annuity  Rewards  benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

Who is eligible for the Annuity Rewards benefit?
Owners can elect the Annuity  Rewards Death Benefit  enhancement  following the eighth (8th)  anniversary of the Annuity's  Issue Date.
However,  the election is subject to the  requirement  that their  Account  Value on the election  date is greater than the amount that would be payable to their  Beneficiary  under the Death  Benefit  provided  under the Annuity as of the election  date  (including  any amounts  payable  under the  Highest  Anniversary  Value  Death  Benefit).  If an Owner is  ineligible  when he or she  applies for the optional  benefit,  the Owner can elect the  Annuity  Rewards  Death  Benefit  enhancement  on any  subsequent  date if they  otherwise qualify.  The  election  must  occur  before  annuity  payments  begin.  An Owner can only  elect the  Annuity  Rewards  Death  Benefit enhancement once.  There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary
Except in the case of a spousal Beneficiary, in the event of your death, the death benefit must be distributed:
|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series  of  annuity  payments  not  extending  beyond  the life  expectancy  of the  Beneficiary  or over the life of the
         Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an election  prior to death benefit  proceeds  becoming due, a Beneficiary  can elect to receive the Death Benefit proceeds as a series of fixed annuity  payments  (annuity  payment options 1-4) or as a series of variable  annuity  payments  (annuity payment options 1-3 or 5 and 6).  See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your  spouse as your  Beneficiary.  If you and your  spouse  own the  Annuity  jointly,  we assume  that the sole  primary
Beneficiary  will be the surviving  spouse unless you elect an  alternative  Beneficiary  designation.  Unless you elect an alternative
Beneficiary  designation,  the spouse  Beneficiary  may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit payment.  Any Death Benefit  (including any optional Death  Benefits) that would have been payable to the  Beneficiary  will become the new Account  Value as of the date we receive due proof of death and any required  proof of a spousal  relationship.  As of the date the assumption is  effective,  the  surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new  purchaser of the same  attained  age. For purposes of  determining  any future Death  Benefit for the  surviving  spouse,  the new
Account  Value  will be  considered  as the  initial  Purchase  Payment.  No CDSC will apply to the new  Account  Value.  However,  any additional  Purchase  Payments  applied after the date the  assumption is effective  will be subject to all  provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

See the section  entitled  "Managing  Your  Annuity - Spousal  Contingent  Annuitant"  for a discussion  of the  treatment of a spousal
Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

IRA Beneficiary Continuation Option
The Code  provides  for  alternative  death  benefit  payment  options  when an Annuity is used as an IRA,  403(b) or other  "qualified investment"  that requires  Minimum  Distributions.  Upon the Owner's death under an IRA,  403(b) or other  "qualified  investment",  a
Beneficiary may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of receiving the death  benefit in a single  payment.  The available  payment  options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

|X|      If death occurs before the date Minimum  Distributions  must begin under the Code, the Death Benefit can be paid out in either a lump sum, within five years from the date of death,  or over the life or life  expectancy of the designated  Beneficiary (as long as  payments  begin  by  December  31st of the  year  following  the  year  of  death).  However,  if the  spouse  is the
         Beneficiary,  the Death Benefit can be paid out over the life or life  expectancy  of the spouse with such payments  beginning no earlier  than  December  31st of the year  following  the year of death or December  31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

|X|      If death occurs after the date Minimum  Distributions  must begin under the Code,  the Death Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary  has the  flexibility to take out more each year than required under the Minimum  Distribution  rules.  Until  withdrawn, amounts in an IRA,  403(b) or other  "qualified  investment"  continue  to be tax  deferred.  Amounts  withdrawn  each year,  including amounts  that are  required  to be  withdrawn  under the Minimum  Distribution  rules,  are  subject to tax.  You may wish to consult a professional  tax  advisor for tax advice as to your  particular  situation.  See the  section  entitled  "How are  Distributions  From
Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2."

Upon election of this IRA Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
|X|      the Account Value will be equal to any Death Benefit  (including  any optional  Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
|X|      the Beneficiary may request  transfers among  Sub-accounts,  subject to the same limitations and restrictions  that applied to the Owner.  NOTE: The Sub-accounts offered under the IRA Beneficiary Continuation option may be limited.
|X|      no additional Purchase Payments can be applied to the Annuity.
|X|      the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
|X|      the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.
|X|      upon the death of the  Beneficiary,  any  remaining  Account  Value will be paid in a lump sum to the  person(s)  named by the
              Beneficiary.
|X|      all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

Please contact  American  Skandia for additional  information on the  availability,  restrictions  and limitations that will apply to a
Beneficiary under the IRA Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes, there are exceptions  that apply no matter how your Death Benefit is calculated.  There are exceptions to the Death Benefit if the decedent  was not the Owner or Annuitant  as of the Issue Date and did not become the Owner or  Annuitant  due to the prior  Owner's or
Annuitant's  death.  Any Death Benefit  (including  either optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant.  After the two-year  suspension period is completed,  the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death",  any  instructions we require to determine the method of payment and any other  written  representations  we require to determine  the proper  payment of the Death Benefit to all
Beneficiaries.  "Due proof of death" may include a certified  copy of a death  certificate,  a certified copy of a decree of a court of competent  jurisdiction as to the finding of death or other  satisfactory  proof of death.  Upon our receipt of "due proof of death" we automatically  transfer  the Death  Benefit to the AST Money Market  Sub-account  until we further  determine  the universe of eligible
Beneficiaries.  Once the universe of eligible  Beneficiaries  has been  determined  each eligible  Beneficiary  may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

Each  Beneficiary  must make an election as to the method they wish to receive their portion of the Death  Benefit.  Absent an election of a Death Benefit payment  method,  no Death Benefit can be paid to the  Beneficiary.  We may require  written  acknowledgment  of all named  Beneficiaries  before we can pay the Death  Benefit.  During the period  from the date of death  until we receive  all  required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the  accumulation  period,  the Annuity has an Account Value.  The Account Value is determined  separately for each  Sub-account allocation and for each Fixed  Allocation.  The Account Value is the sum of the values of each Sub-account  allocation and the value of each Fixed  Allocation.  The Account  Value does not reflect any CDSC that may apply to a withdrawal  or  surrender.  The Account Value includes  any  Credits we applied  to your  Purchase  Payments  that we are  entitled  to recover  under  certain  circumstances.  When determining  the  Account  Value on any day other than 30 days prior to a Fixed  Allocation's  Maturity  Date,  the  Account  Value may
include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value  available to you on any day during the  accumulation  period.  The Surrender Value is equal to your Account Value minus any CDSC, the Annual  Maintenance Fee and the charge for any optional  benefits.  The Surrender Value will also include any Market Value Adjustment that may apply.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account,  you are purchasing units of the Sub-account.  Each Sub-account  invests  exclusively in shares of an underlying  Portfolio.  The value of the Units  fluctuates with the market  fluctuations  of the Portfolios.  The value of the Units also  reflects the daily accrual for the Insurance  Charge and if you elected one or more optional  benefits  whose annual charge is  deducted  daily,  the  additional  charge  made for such  benefits.  There may be  several  different  Unit  Prices for each
Sub-account  to reflect the  Insurance  Charge and the charges for any  optional  benefits.  The Unit Price for the Units you  purchase will be based on the total  charges for the benefits  that apply to your Annuity.  See the section  entitled  "What Happens to My Units
When There is a Change in Daily  Asset-Based  Charges?"  for a detailed  discussion  of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each  Valuation  Day,  we  determine  the price for a Unit of each  Sub-account,  called the "Unit  Price."  The Unit Price is used for determining  the  value of  transactions  involving  Units of the  Sub-accounts.  We  determine  the  number of Units  involved  in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a  Sub-account.  On the Valuation  Day you make the  allocation,  the Unit Price is $14.83.  Your $5,000 buys 337.154 Units of the  Sub-account.  Assume that later,  you wish to transfer $3,000 of your Account Value out of that  Sub-account and into  another  Sub-account.  On the  Valuation  Day you  request  the  transfer,  the Unit Price of the  original  Sub-account  has increased to $16.79.  To transfer  $3,000,  we sell 178.677  Units at the current Unit Price,  leaving you 158.477  Units.  We then buy
$3,000 of Units of the new Sub-account at the Unit Price of $17.83.  You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the initial value  allocated to a Fixed  Allocation plus all interest  credited to a Fixed  Allocation as of the date  calculated.  The
Interim  Value does not include the impact of any Market  Value  Adjustment.  If you made any  transfers  or  withdrawals  from a Fixed
Allocation,  the Interim  Value will reflect the  withdrawal of those  amounts and any interest  credited to those amounts  before they were  withdrawn.  To  determine  the Account  Value of a Fixed  Allocation  on any day other than its  Maturity  Date,  we multiply the
Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American  Skandia is generally open to process  financial  transactions  on those days that the New York Stock Exchange  (NYSE) is open for trading.  There may be  circumstances  where the NYSE does not open on a regularly  scheduled  date or time or closes at an earlier time  than  scheduled  (normally  4:00 p.m.  EST).  Financial  transactions  requested  before  the  close of the NYSE  which  meet our requirements  will be  processed  according  to the value next  determined  following  the close of  business.  Financial  transactions requested  on a  non-business  day or after the close of the NYSE  will be  processed  based on the  value  next  computed  on the next business day. There may be  circumstances  when the opening or closing time of the NYSE is different than other major stock  exchanges, such as NASDAQ or the American Stock  Exchange.  Under such  circumstances,  the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances where the NYSE is open, however,  due to inclement weather,  natural disaster or other circumstances  beyond our control,  our offices may be closed or our business  processing  capabilities may be restricted.  Under those  circumstances,  your
Account  Value may  fluctuate  based on  changes in the Unit  Values,  but you may not be able to  transfer  Account  Value,  or make a purchase or redemption request.

The NYSE is closed on the following  nationally  recognized  holidays:  New Year's Day, Martin Luther King, Jr. Day,  Presidents'  Day,
Good Friday,  Memorial  Day,  Independence  Day,  Labor Day,  Thanksgiving,  and  Christmas.  On those  dates,  we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an emergency exists making redemption or valuation of securities held in the separate account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial Purchase  Payments:  We are required to allocate your initial  Purchase  Payment to the Sub-accounts  within two (2) days after we receive all of our  requirements  to issue the  Annuity.  If we do not have all the required  information  to allow us to issue your
Annuity,  we may retain the Purchase Payment while we try to reach you or your  representative  to obtain all of our  requirements.  If we are unable to obtain all of our required  information  within five (5) days, we are required to return the Purchase  Payment at that time, unless you specifically  consent to our retaining the Purchase Payment while we gather the required  information.  Once we obtain the required  information,  we will invest the Purchase  Payment and issue the Annuity  within two (2) days.  During any period that we are trying to obtain the required information, your money is not invested.

Additional  Purchase  Payments:  We will apply any  additional  Purchase  Payments on the  Valuation  Day that we receive the  Purchase
Payment with satisfactory allocation instructions.

Scheduled  Transactions:  "Scheduled"  transactions include transfers under a Dollar Cost Averaging,  rebalancing,  or asset allocation program,  Systematic  Withdrawals,  Minimum  Distributions or annuity payments.  Scheduled  transactions are processed and valued as of the date they are  scheduled,  unless the scheduled day is not a Valuation  Day. In that case,  the  transaction  will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled  Transactions:  "Unscheduled"  transactions include any other non-scheduled  transfers and requests for Partial Withdrawals or Free  Withdrawals or Surrenders.  Unscheduled  transactions  are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Medically-related  Surrenders & Death Benefits:  Medically-related  surrender  requests and Death Benefit claims require our review and evaluation  before  processing.  We price such  transactions  as of the date we receive at our Office all supporting  documentation  we require for such transactions and that are satisfactory to us.

Transactions in ProFunds VP Sub-accounts:  Generally,  purchase or redemption  orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current  Valuation Day.  However,  any purchase or redemption order or transfer request  involving the ProFunds VP  Sub-accounts  must be received by us no later than one hour prior to any  announced  closing of the applicable  securities  exchange  (generally,  3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such  financial  transactions  involving  a ProFunds VP  Sub-account  will be  extended  to1/2hour prior to any  announced  closing
(generally,   3:30  p.m.  Eastern  time)  for  transactions  submitted  electronically  through  American  Skandia's  Internet  website
(www.americanskandia.com).  You cannot  request a transaction  involving  the  purchase,  redemption or transfer of Units in one of the
ProFunds VP  Sub-accounts  between the applicable  "cut-off" time and 4:00 p.m.  Transactions  received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination of Optional  Benefits:  If you terminate the Guaranteed Return Option program or either Optional Death Benefit,  we will no longer  deduct the charge we apply to purchase  the  optional  benefit.  On the date the charge no longer  applies,  your  Annuity will become  subject to a different  daily  asset-based  charge.  We will process a transaction  where your Account  Value  allocated to the
Sub-accounts  will be used to purchase new Units of the  Sub-accounts  that reflect the  Insurance  Charge and any optional  benefit or program still elected,  but not the charge for the optional  benefit or program that you terminated.  The number of Units attributed to your  Annuity will be decreased  and the Unit Price of each unit of the  Sub-accounts  in which you  invested  will be  increased.  The adjustment in the number of Units and Unit Price will not affect your Account  Value.  Beginning on that date,  your Account Value will be determined  based on the change in the value of Units that reflect the  Insurance  Charge and any other  optional  benefits that you have elected.

TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?
Following  is a brief  summary of some of the Federal tax  considerations  relating to this  Annuity.  However,  since the tax laws are complex and tax  consequences are affected by your individual  circumstances,  this summary of our  interpretation  of the relevant tax laws is not intended to be fully  comprehensive  nor is it intended as tax advice.  Therefore,  you may wish to consult a  professional tax advisor for tax advice as to your particular situation.

HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?
The Separate  Accounts are taxed as part of American  Skandia.  American  Skandia is taxed as a life  insurance  company  under Part I, subchapter L of the Code.  No taxes are due on interest,  dividends and  short-term  or long-term  capital gains earned by the Separate
Accounts with respect to the Annuities.

IN GENERAL, HOW ARE ANNUITIES TAXED?
Section 72 of the Code governs the taxation of annuities in general.  Taxation of the Annuity will depend in large part on:

1.       whether the Annuity is used by:
|X|      a qualified  pension plan,  profit sharing plan or other retirement  arrangement that is eligible for special  treatment under the Code (for purposes of this discussion, a "Qualified Contract"); or
|X|      an individual or a corporation, trust or partnership (a "Non-qualified Contract"); and

2.       whether the Owner is:
|X|      an individual person or persons; or
|X|      an entity including a corporation, trust or partnership.

Individual  Ownership:  If one or more  individuals own an Annuity,  the Owner of the Annuity is generally not taxed on any increase in the  value of the  Annuity  until an  amount is  received  (a  "distribution").  This is  commonly  referred  to as "tax  deferral".  A distribution  can be in the form of a lump sum payment  including  payment of a Death Benefit,  or in annuity payments under one of the annuity payment options.  Certain other transactions may qualify as a distribution and be subject to taxation.

Entity  Ownership:  If the  Annuity is owned by an entity and is not a Qualified  Contract,  generally  the Owner of the  Annuity  must currently  include any increase in the value of the Annuity during a tax year in its gross income.  An exception from current  taxation applies for annuities  held by an employer with respect to a terminated  tax-qualified  retirement  plan, a trust holding an annuity as an agent for a natural person,  or by a decedent's  estate by reason of the death of the decedent.  A tax-exempt entity for Federal tax purposes may not be subject to income tax as a result of this provision.

HOW ARE DISTRIBUTIONS TAXED?
Distributions from an Annuity are taxed as ordinary income and not as capital gains.

Distributions  Before  Annuitization:  Distributions  received before annuity payments begin are generally treated as coming first from
"income on the contract" and then as a return of the  "investment  in the  contract".  The amount of any  distribution  that is treated as receipt of "income on the  contract" is  includible  in the  taxpayer's  gross  income and taxable in the year it is  received.  The amount of any distribution treated as a return of the "investment in the contract" is not includible in gross income.

|X|      "Income on the contract" is calculated by  subtracting  the taxpayer's  "investment in the contract" from the aggregate  value of all "related contracts" (discussed below).
|X|      "Investment  in the  contract"  is  equal  to  total  purchase  payments  for  all  "related  contracts"  minus  any  previous distributions  or  portions  of such  distributions  from such  "related  contracts"  that were not  includible  in gross  income.
     "Investment  in the contract" may be affected by whether an annuity or any "related  contract" was purchased as part of a tax-free exchange of life insurance,  endowment,  or annuity contracts under Section 1035 of the Code. The "investment in the contract" for a Qualified Contract will be considered zero for tax reporting purposes.

Distributions  After  Annuitization:  A portion of each  annuity  payment  received  on or after the  Annuity  Date will  generally  be taxable.  The taxable  portion of each annuity  payment is determined by a formula which  establishes the ratio that the "investment in the contract"  bears to the total value of annuity  payments to be made.  This is called the  "exclusion  ratio." The investment in the contract is excluded from gross income.  Any portion of an annuity  payment  received that exceeds the exclusion ratio will be entirely includible in gross income.  The formula for  determining  the exclusion  ratio differs  between fixed and variable  annuity  payments.
When annuity  payments  cease because of the death of the person upon whose life  payments are based and, as of the date of death,  the amount of annuity  payments  excluded from taxable income by the exclusion ratio does not exceed the "investment in the contract," then the remaining portion of unrecovered investment may be allowed as a deduction on the decedent's final income tax return.

Penalty  Tax on  Distributions:  Generally,  any  distribution  from an  annuity  not used in  conjunction  with a  Qualified  Contract
(Qualified  Contracts  are  discussed  below) is  subject to a penalty  equal to 10% of the amount  includible  in gross  income.  This penalty does not apply to certain distributions, including:
|X|      Distributions made on or after the taxpayer has attained age 591/2;
|X|      Distributions made on or after the death of the contract owner, or, if the owner is an entity, the death of the annuitant;
|X|      Distributions attributable to the taxpayer's becoming disabled within the meaning of Code section 72(m)(7);
|X|      Distributions  which are part of a series of  substantially  equal periodic  payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer's designated beneficiary;
|X|      Distributions of amounts which are treated as "investments in the contract" made prior to August 14, 1982;
|X|      Payments under an immediate annuity as defined in the Code;
|X|      Distributions under a qualified funding asset under Code Section 130(d); or
|X|      Distributions  from an annuity  purchased by an employer on the  termination  of a qualified  pension plan that is held by the employer until the employee separates from service.

Special  rules  applicable to "related  contracts":  Contracts  issued by the same insurer to the same  contract  owner within the same calendar year (other than certain contracts owned in connection with a tax-qualified  retirement  arrangement) are to be treated as one annuity  contract  when  determining  the  taxation of  distributions  before  annuitization.  We refer to these  contracts as "related contracts."  In  situations  involving  related  contracts we believe that the values under such  contracts  and the  investment in the contracts will be added together to determine the proper taxation of a distribution  from any one contract  described under the section
"Distributions before  Annuitization."  Generally,  distributions will be treated as coming first from income on the contract until all of the income on all such  related  contracts is  withdrawn,  and then as a return of the  investment  in the  contract.  There is some uncertainty  regarding the manner in which the Internal  Revenue  Service would view related  contracts  when one or more contracts are immediate  annuities or are contracts that have been annuitized.  The Internal Revenue Service has not issued guidance  clarifying this issue as of the date of this Prospectus.  You are particularly cautioned to seek advice from your own tax advisor on this matter.

Special concerns regarding  "substantially equal periodic payments":  (also known as "72(t)" or "72(q)" distributions) Any modification to a program of distributions  which are part of a series of substantially  equal periodic  payments that occur before the later of the taxpayer  reaching age 59 1/2or five (5) years from the first of such  payments will result in the  requirement  to pay the 10% premature distribution  penalty that would have been due had the payments  been treated as subject to the 10% premature  distribution  penalty in the years received,  plus interest.  This does not apply when the  modification is by reason of death or disability.  American  Skandia does not currently support a section 72(q) program.

Special concerns  regarding  immediate  annuities:  The Internal Revenue Service has ruled that the immediate  annuity exception to the
10% penalty  described above under "Penalty Tax on Distributions"  for  "non-qualified"  immediate  annuities as defined under the Code may not apply to annuity payments under a contract  recognized as an immediate  annuity under state insurance law obtained  pursuant to an exchange of a contract if: (a) purchase  payments for the  exchanged  contract were  contributed  or deemed to be  contributed  more than one year prior to the annuity  starting  date under the  immediate  annuity;  and (b) the  annuity  payments  under the  immediate annuity do not meet the requirements of any other exception to the 10% penalty.

Special rules in relation to tax-free  exchanges under Section 1035:  Section 1035 of the Code permits certain tax-free  exchanges of a life  insurance,  annuity or  endowment  contract  for an annuity.  If an annuity is  purchased  through a tax-free  exchange of a life insurance,  annuity or endowment  contract that was purchased  prior to August 14, 1982, then any  distributions  other than as annuity payments will be considered to come:
|X|      First, from the amount of "investment in the contract" made prior to August 14, 1982 and exchanged into the annuity;
|X|      Then,  from any  "income on the  contract"  that is  attributable  to the  purchase  payments  made  prior to August 14,  1982
       (including income on such original purchase payments after the exchange);
|X|      Then, from any remaining "income on the contract"; and
|X|      Lastly, from the amount of any "investment in the contract" made after August 13, 1982.

Therefore,  to the extent a  distribution  is equal to or less than the  remaining  investment in the contract made prior to August 14,
1982,  such  amounts are not  included  in taxable  income.  Further,  distributions  received  that are  considered  to be a return of investment on the contract from purchase  payments  made prior to August 14, 1982,  such  distributions  are not subject to the 10% tax penalty.  In all other respects,  the general  provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

Partial  surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts,  therefore avoiding current taxation of any gains in the  contract as well as the 10% IRS tax penalty on pre-age 59 1/2withdrawals.  The IRS has  reserved the right to treat transactions it considers  abusive as ineligible for this favorable partial 1035 exchange  treatment.  We do not know what transactions may be  considered  abusive.  For example,  we do not know how the IRS may view early  withdrawals  or  annuitizations  after a partial exchange.  As of the date of this  prospectus,  we will  treat a partial  surrender  of this type  involving  a  non-qualified  annuity contract as a "tax-free"  exchange for future tax  reporting  purposes,  except to the extent that we, as a reporting  and  withholding agent,  believe that we would be expected to deem the transaction to be abusive.  However,  some insurance  companies may not recognize these partial  surrenders as tax-free  exchanges and may report them as taxable  distributions to the extent of any gain distributed as well as  subjecting  the taxable  portion of the  distribution  to the 10% IRS early  distribution  penalty.  We  strongly  urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

There is no guidance from the Internal  Revenue  Service as to whether a partial  exchange from a life  insurance  contract is eligible for  non-recognition  treatment  under  Section 1035 of the Code. We will  continue to report a partial  surrender of a life  insurance policy as subject to current  taxation to the extent of any gain. In addition,  please be cautioned that no specific  guidance has been provided as to the impact of such a transaction on the remaining life insurance  policy,  particularly as to the subsequent  methods to be used to test for compliance  under the Code for both the  definition of life  insurance and the  definition of a modified  endowment contract.

Special  Considerations  for  Purchasers  of the  Enhanced  Beneficiary  Protection  Optional  Death  Benefit:  As of the  date of this
Prospectus,  it is our understanding  that the charges related to the optional Death Benefit are not subject to current taxation and we will not report them as such.  However,  the IRS could take the position  that these charges  should be treated as partial  withdrawals subject  to  current  taxation  to the extent of any gain and,  if  applicable,  the 10% tax  penalty.  We reserve  the right to report charges for the optional Death Benefit as partial  withdrawals if we, as a reporting and  withholding  agent,  believe that we would be expected to report them as such.

WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?
An annuity may be suitable as a funding  vehicle for various  types of  tax-qualified  retirement  plans.  We have  provided  summaries below of the types of tax-qualified  retirement plans with which we may issue an Annuity.  These summaries provide general  information about the tax rules and are not  intended to be complete  discussions.  The tax rules  regarding  qualified  plans are  complex.  These rules may include  limitations on contributions and restrictions on distributions,  including  additional taxation of distributions and additional  penalties.  The terms and conditions of the  tax-qualified  retirement plan may impose other  limitations and  restrictions that are in addition to the terms of the  Annuity.  The  application  of these rules  depends on  individual  facts and  circumstances.
Before  purchasing an Annuity for use in a qualified  plan,  you should obtain  competent tax advice,  both as to the tax treatment and suitability  of such an  investment.  American  Skandia  does not offer all of its  annuities  to all of these  types of  tax-qualified retirement plans.

Economic  Growth and Tax Relief  Reconciliation  Act  (EGTRRA):  Certain  states do not conform to the pension  provisions  included in
EGTRRA.  We  recommend  that you  consult  with your tax advisor to  determine  the status of your  state's  statutes as they relate to
EGTRRA and your tax qualified retirement plan.

Corporate  Pension  and  Profit-sharing  Plans:  Annuities  may be used to fund  employee  benefits  of various  corporate  pension and profit-sharing  plans  established by corporate  employers under Section 401(a) of the Code including  401(k) plans.  Contributions  to such plans are not taxable to the employee  until  distributions  are made from the retirement  plan.  The Code imposes  limitations on the  amount  that may be  contributed  and the  timing of  distributions.  The tax  treatment  of  distributions  is subject to special provisions of the Code,  and also depends on the design of the specific  retirement  plan.  There are also special  requirements  as to participation, nondiscrimination, vesting and nonforfeitability of interests.

H.R.  10 Plans:  Annuities  may also be used to fund  benefits  of  retirement  plans  established  by  self-employed  individuals  for themselves  and their  employees.  These are commonly  known as "H.R.  10 Plans" or "Keogh  Plans".  These plans are subject to most of the same types of limitations and requirements as retirement  plans  established by corporations.  However,  the exact  limitations and requirements may differ from those for corporate plans.

Tax Sheltered  Annuities:  Under Section 403(b) of the Code, a tax sheltered annuity ("TSA") is a contract into which contributions may be made by certain  qualifying  employers  such as public schools and certain  charitable,  educational  and  scientific  organizations specified  in Section  501(c)(3)  for the  benefit of their  employees.  Such  contributions  are not  taxable  to the  employee  until distributions  are made from the TSA.  The Code  imposes  limits  on  contributions,  transfers  and  distributions.  Nondiscrimination requirements also apply.

Section 457 Plans:  Under Section 457 of the Code,  deferred  compensation  plans  established  by  governmental  and certain other tax exempt employers for their employees may invest in annuity  contracts.  The Code limits  contributions and  distributions,  and imposes eligibility  requirements as well.  Contributions  are not taxable to employees until distributed from the plan.  However,  plan assets remain the  property of the  employer  and are subject to the claims of the  employer's  general  creditors  until such assets are made available to participants or their beneficiaries.

Individual  Retirement  Arrangements  or "IRAs":  Section  408 of the Code  allows  eligible  individuals  to  maintain  an  individual retirement  account or individual  retirement  annuity ("IRA").  IRAs are subject to limitations on the amount that may be contributed, the  contributions  that may be deducted  from  taxable  income,  the persons who may be eligible to establish an IRA and the time when distributions  must  commence.  Further,  an Annuity may be  established  with  "roll-over"  distributions  from certain  tax-qualified retirement plans and maintain the tax-deferred status of these amounts.

Roth  IRAs:  A form of IRA is also  available  called  a "Roth  IRA".  Contributions  to a Roth  IRA are not tax  deductible.  However, distributions  from a Roth IRA are free from  Federal  income  taxes and are not  subject to the 10%  penalty tax if five (5) tax years have passed since the first  contribution  was made or any conversion from a traditional IRA was made and the  distribution is made (a)
                                                                                                      ---
once the taxpayer is age 59 1/2or older,  (b) upon the death or disability of the taxpayer,  or (c) for qualified  first-time  home buyer expenses,  subject to certain  limitations.  Distributions  from a Roth IRA that are not  "qualified" as described above may be subject to Federal income and penalty taxes.

Purchasers  of IRAs  and  Roth  IRAs  will  receive  a  special  disclosure  document,  which  describes  limitations  on  eligibility, contributions,  transferability  and distributions.  It also describes the conditions under which distributions from IRAs and qualified plans may be rolled over or transferred into an IRA or another  qualified plan, on a tax-deferred  basis and the conditions under which distributions from traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into, a Roth IRA.

SEP IRAs:  Eligible  employers  that  meet  specified  criteria  may  establish  Simplified  Employee  Pensions  or SEP IRAs.  Employer
contributions  that may be made to employee  SEP IRAs are larger than the amounts  that may be  contributed  to other IRAs,  and may be deductible to the employer.

HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?
Distributions  from  Qualified  Contracts  are  generally  taxed under  Section 72 of the Code.  Under these  rules,  a portion of each distribution  may be  excludable  from income.  The  excludable  amount is the  proportion  of a  distribution  representing  after-tax contributions.  Generally,  a 10% penalty tax applies to the taxable portion of a distribution from a Qualified  Contract made prior to age 59 1/2.  However, the 10% penalty tax does not apply when the distribution:
|X|      is part of a properly executed transfer to another IRA or another eligible qualified account;
|X|      is subsequent to the death or  disability  of the taxpayer (for this purpose  disability is as defined in Section  72(m)(7) of the Code);
|X|      is part of a series of substantially  equal periodic  payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary;
|X|      is subsequent to a separation from service after the taxpayer attains age 55*;
|X|      does not exceed the employee's allowable deduction in that tax year for medical care;
|X|      is made to an alternate payee pursuant to a qualified domestic relations order*;
|X|      is made pursuant to an IRS levy;
|X|      is made to pay qualified acquisition costs for a first time home purchase (IRA only);
|X|      is made to pay qualified higher education expenses (IRA only); and
|X|      is not more than the cost of your medical insurance (IRA only).

The exceptions above which are followed by an asterisk (*) do not apply to IRAs.  Certain other exceptions may be available.

Minimum  Distributions  after age 70 1/2: A participant's  interest in a Qualified Contract must generally be distributed,  or begin to be distributed, by the "required beginning date".  This is April 1st of the calendar year following the later of:
|X|      the calendar year in which the individual attains age 70 1/2; or
|X|      the calendar year in which the individual  retires from service with the employer  sponsoring the plan. The retirement  option is not available to IRAs.

The IRS has released Treasury  regulations  containing new Minimum Distribution rules. For Minimum  Distributions  required in 2003 and later,  individuals  are required to use the rules under the 2002 Final  Regulations.  The 2002 Final  Regulations  contain a provision which  could  increase  the amount of  minimum  distributions  required  for  certain  individuals.  Under the 2002 Final  Regulations, individuals  are required to include in their annuity  contract  value the actuarial  value of any other benefits that will be provided under the annuity.  We and other annuity  providers are currently  seeking  clarification of this new rule. You should consult your tax adviser to determine the impact of this rule on your Minimum Distributions.

Under the new Minimum  Distribution  rules, a uniform life expectancy  table will be utilized by all  participants  except those with a spouse who is more than ten (10) years younger than the  participant.  In that case,  the new rules permit the  participant  to utilize the  actual  life  expectancies  of the  participant  and the  spouse.  In most  cases,  the  beneficiary  may be  changed  during  the participant's  lifetime with no affect on the Minimum  Distributions.  At death, the designated  Beneficiary may generally take Minimum
Distributions over his/her life expectancy or in a lump sum.

If the amount  distributed is less than the minimum required  distribution for the year, the participant is subject to a 50% tax on the amount  that was not  properly  distributed.  Because of the many  recent  changes  to the  Minimum  Distribution  rules,  we  strongly encourage you to consult with your tax advisor for more detailed information.

GENERAL TAX CONSIDERATIONS

Diversification:  Section 817(h) of the Code provides that a variable annuity  contract,  in order to qualify as an annuity,  must have an "adequately  diversified"  segregated  asset account  (including  investments  in a mutual fund by the  segregated  asset account of insurance  companies).  If the  diversification  requirements  under the Code are not met and the annuity is not treated as an annuity, the taxpayer  will be subject to income tax on the annual gain in the contract.  The Treasury  Department's  regulations  prescribe the diversification  requirements for variable annuity contracts.  We expect the underlying mutual fund portfolios to comply with the terms of these regulations.

Transfers Between Investment  Options:  Transfers between investment options are not subject to taxation.  The Treasury  Department may promulgate  guidelines  under which a variable  annuity will not be treated as an annuity for tax  purposes if persons  with  ownership rights have  excessive  control over the  investments  underlying  such variable  annuity.  Such  guidelines may or may not address the number of investment options or the number of transfers between  investment  options offered under a variable annuity.  It is not known whether such  guidelines,  if in fact  promulgated,  would have  retroactive  effect.  It is also not known what effect,  if any,  such guidelines may have on transfers  between the investment  options of the Annuity offered pursuant to this Prospectus.  We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated.

Federal Income Tax  Withholding:  Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is  includible  in the gross  income of the  recipient.  Amounts  to be  withheld  depend  upon the  nature of the  distribution.
However,  under most  circumstances  a  recipient  may elect not to have income  taxes  withheld  or have  income  taxes  withheld at a different rate by filing a completed election form with us.

Certain distributions,  known as eligible rollover  distributions,  from Qualified Contracts,  are subject to automatic 20% withholding for Federal income taxes.  The following distributions are not eligible rollover distributions and not subject to 20% withholding:
|X|      any portion of a distribution paid as a Minimum Distribution;
|X|      direct transfers to the trustee of another retirement plan;
|X|      distributions from an individual retirement account or individual retirement annuity;
|X|      distributions  made as  substantially  equal  periodic  payments for the life or life  expectancy  of the  participant  in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan;
|X|      distributions that are part of a series of substantial periodic payments pursuant to Section 72(q) or 72(t) of the Code; and
|X|      certain other distributions where automatic 20% withholding may not apply.

Loans,  Assignments and Pledges:  Any amount received directly or indirectly as a loan from, or any assignment or pledge of any portion of the value  of, an  annuity  before  annuity  payments  have  begun is  treated  as a  distribution  subject  to  taxation  under the distribution  rules set forth above.  Any gain in an annuity on or after the  assignment or pledge of an entire  annuity and while such assignment  or pledge  remains in effect is treated as "income on the  contract" in the year in which it is earned.  For  annuities not issued as Qualified  Contracts,  the cost basis of the annuity is increased by the amount of any  assignment  or pledge  includible  in gross  income.  The cost basis is not affected by any  repayment of any loan for which the annuity is  collateral  or by payment of any interest thereon.

Gifts:  The gift of an annuity to someone other than the spouse of the owner (or former spouse  incident to a divorce) is treated,  for income tax purposes, as a distribution.

Estate and Gift Tax  Considerations:  You should obtain competent tax advice with respect to possible federal and state estate and gift tax consequences flowing from the ownership and transfer of annuities.

Generation-Skipping  Transfers:  Under the Code certain taxes may be due when all or part of an annuity is  transferred  to, or a death benefit is paid to, an  individual  two or more  generations  younger than the contract  holder.  These  generation-skipping  transfers generally  include those subject to federal estate or gift tax rules.  There is an aggregate $1.1 million  exemption from taxes for all such  transfers.  We may be required to determine  whether a transaction  is a direct skip as defined in the Code and the amount of the resulting  tax. We will  deduct  from your  Annuity or from any  applicable  payment  treated as a direct skip any amount of tax we are required to pay.

Considerations for Contingent  Annuitants:  There may be adverse tax consequences if a contingent  annuitant succeeds an annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred  treatment  under certain  sections of the Code.
In general,  the Code is designed to prevent indefinite  deferral of tax.  Continuing the benefit of tax deferral by naming one or more contingent  annuitants when the Annuity is owned by a non-qualified  trust might be deemed an attempt to extend the tax deferral for an indefinite  period.  Therefore,  adverse tax treatment may depend on the terms of the trust, who is named as contingent  annuitant,  as well as the  particular  facts and  circumstances.  You should  consult your tax advisor  before  naming a contingent  annuitant if you expect to use an Annuity in such a fashion.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements and reports  required by applicable  law or regulation to you at your last known address of record.  You should therefore  give us prompt  notice of any address  change.  We reserve  the right,  to the extent  permitted  by law and subject to your prior consent, to provide any prospectus, prospectus supplements,  confirmations,  statements and reports required by applicable law or regulation to you through our Internet Website at  http://www.americanskandia.com  or any other electronic means,  including  diskettes or CD ROMs.  We send a  confirmation  statement  to you each  time a  transaction  is made  affecting  Account  Value,  such as  making additional  Purchase  Payments,  transfers,  exchanges  or  withdrawals.  We also send  quarterly  statements  detailing  the  activity affecting your Annuity during the calendar quarter.  We may confirm regularly  scheduled  transactions,  such as the Annual Maintenance
Fee, systematic withdrawals (including 72(t) payments and required minimum distributions),  bank drafting,  dollar cost averaging,  and static  rebalancing,  in quarterly  statements  instead of confirming  them  immediately.  You should review the  information  in these statements  carefully.  You may  request  additional  reports.  We  reserve  the right to  charge  up to $50 for each  such  additional report.

Any errors or  corrections on  transactions  for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity.  For  transactions  that are confirmed  immediately,  we assume all  transactions  are accurate  unless you notify us  otherwise  within 30 days from the date you receive the  confirmation.  For  transactions  that are first  confirmed  on the quarterly  statement,  we assume all  transactions  are  accurate  unless you  notify us within 30 days from the date you  receive  the quarterly  statement.  All  transactions  confirmed  immediately or by quarterly  statement are deemed  conclusive after the applicable
30-day  period.  We may also send an annual  report  and a  semi-annual  report  containing  applicable  financial  statements  for the
Separate  Account and the Portfolios,  as of December 31 and June 30,  respectively,  to Owners or, with your prior consent,  make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American  Skandia Life Assurance  Corporation  ("American  Skandia") is a stock life insurance  company  domiciled in Connecticut  with licenses in all 50 states,  the  District of Columbia  and Puerto  Rico.  American  Skandia is a  wholly-owned  subsidiary  of American
Skandia,  Inc.  ("ASI").  American  Skandia markets its products to  broker-dealers  and financial  planners  through an internal field marketing staff. In addition,  American Skandia markets through and in conjunction with financial  institutions  such as banks that are permitted directly, or through affiliates, to sell annuities.

American Skandia is in the business of issuing annuity and life insurance  products.  American  Skandia  currently offers the following products:  (a) flexible  premium deferred  annuities and single premium fixed deferred  annuities that are registered with the SEC; (b)
certain  other fixed  deferred  annuities  that are not  registered  with the SEC;  (c) both fixed and  variable  immediate  adjustable annuities; and (d) a single premium variable life insurance policy that is registered with the SEC.

On December 20, 2002,  Skandia  Insurance  Company Ltd. (publ),  an insurance company organized under the laws of the Kingdom of Sweden
("Skandia"),  and on that date, the ultimate  parent company of American  Skandia,  announced that it and Skandia U.S. Inc. had entered into a definitive Stock Purchase Agreement with Prudential Financial,  Inc., a New Jersey corporation ("Prudential  Financial").  Under the terms of the Stock  Purchase  Agreement,  Prudential  Financial  will acquire  Skandia  U.S.  Inc.,  a Delaware  corporation,  from
Skandia.  Skandia U.S. Inc. is the sole  shareholder  of ASI,  which is the parent  company of American  Skandia.  The  transaction  is expected to close during the second quarter of 2003.

Prudential  Financial is a New Jersey  insurance  holding  company  whose  subsidiary  companies  serve  individual  and  institutional customers  worldwide and include The Prudential  Insurance Company of America,  one of the largest life insurance companies in the U.S.
These companies  offer a variety of products and services,  including life insurance,  property and casualty  insurance,  mutual funds, annuities,  pension and retirement  related services and  administration,  asset management,  securities  brokerage,  banking and trust services, real estate brokerage franchises, and relocation services.

No company other than  American  Skandia has any legal  responsibility  to pay amounts that it owes under its annuity and variable life insurance  contracts.  However,  following the closing of the acquisition,  Prudential  Financial will exercise  significant  influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The  separate  accounts are where  American  Skandia sets aside and invests the assets of some of our  annuities.  In the  accumulation period,  assets  supporting  Account Values of the Annuities are held in a separate account  established under the laws of the State of
Connecticut.  We are the legal  owner of assets in the  separate  accounts.  In the payout  period,  assets  supporting  fixed  annuity payments and any adjustable  annuity payments we make available are held in our general  account.  Assets  supporting  variable annuity payment options may be invested in our separate  accounts.  Income,  gains and losses from assets allocated to these separate  accounts are credited to or charged against each such separate  account without regard to other income,  gains or losses of American  Skandia or of any other of our separate  accounts.  These assets may only be charged with  liabilities  which arise from the  Annuities  issued by
American  Skandia.  The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment  performance of such Sub-accounts.  However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in
Sub-accounts of American  Skandia Life Assurance  Corporation  Variable  Account B, also referred to as "Separate  Account B". Separate
Account B was  established  by us pursuant to  Connecticut  law on November  25,  1987.  Separate  Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  The name of each Sub-account generally  corresponds to the name of the underlying  Portfolio.  Each Sub-account in Separate
Account B may have several  different  Unit Prices to reflect the Insurance  Charge and the charges for any optional  benefits that are offered under this Annuity and other  annuities  issued by us through  Separate  Account B. Separate  Account B is registered  with the
SEC under the Investment  Company Act of 1940  ("Investment  Company Act") as a unit  investment  trust,  which is a type of investment company.  The SEC does not supervise investment policies, management or practices of Separate Account B.

Prior to November 18, 2002,  Separate  Account B was organized as a single  separate  account with six different  Sub-account  classes, each of which was registered as a distinct unit investment trust under the Investment  Company Act.  Effective  November 18, 2002, each
Sub-account  class of Separate  Account B will be  consolidated  into the unit  investment  trust formerly named American  Skandia Life
Assurance  Corporation  Variable Account B (Class 1 Sub-accounts),  which will  subsequently be renamed American Skandia Life Assurance
Corporation  Variable  Account B. Each  Sub-account  of Separate  Account B will have  multiple Unit Prices to reflect the daily charge deducted for each  combination  of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charge for each optional  benefit offered under Annuity  contracts  funded through  Separate  Account B. The  consolidation  of Separate Account B will have no impact on Annuity Owners.

We reserve the right to make changes to the  Sub-accounts  available  under the Annuity as we determine  appropriate.  We may offer new
Sub-accounts,  eliminate  Sub-accounts,  or combine  Sub-accounts at our sole discretion.  We may also close Sub-accounts to additional
Purchase  Payments on existing  Annuity  contracts or close  Sub-accounts  for Annuities  purchased on or after specified dates. We may also substitute an underlying  mutual fund or portfolio of an underlying  mutual fund for another  underlying  mutual fund or portfolio of an  underlying  mutual fund,  subject to our receipt of any  exemptive  relief that we are  required to obtain under the  Investment
Company Act.  We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

Values and benefits based on allocations to the Sub-accounts  will vary with the investment  performance of the underlying mutual funds or fund  portfolios,  as applicable.  We do not guarantee the investment  results of any  Sub-account.  Your Account Value allocated to the  Sub-accounts  may increase or decrease.  You bear the entire  investment  risk.  There is no assurance  that the Account  Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D
During the  accumulation  period,  assets  supporting our  obligations  based on Fixed  Allocations  are held in American  Skandia Life
Assurance  Corporation  Separate Account D, also referred to as "Separate  Account D". Such obligations are based on the fixed interest rates we credit to Fixed  Allocations  and the terms of the Annuities.  These  obligations do not depend on the investment  performance of the assets in Separate Account D.  Separate Account D was established by us pursuant to Connecticut law.

There are no units in  Separate  Account  D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An  Annuity  Owner who allocates  a portion of their  Account  Value to  Separate  Account D does not  participate  in the  investment  gain or loss on assets maintained  in  Separate  Account  D. Such gain or loss  accrues  solely  to us.  We  retain  the risk that the value of the  assets in
Separate  Account D may drop below the  reserves and other  liabilities  we must  maintain.  Should the value of the assets in Separate
Account D drop below the reserve and other  liabilities  we must  maintain in relation to the  annuities  supported by such assets,  we will transfer  assets from our general account to Separate  Account D to make up the  difference.  We have the right to transfer to our general  account any assets of Separate  Account D in excess of such  reserves and other  liabilities.  We maintain  assets in Separate
Account D supporting a number of annuities we offer.

We currently employ  investment  managers to manage the assets  maintained in Separate Account D. Each manager we employ is responsible for  investment  management  of a different  portion of Separate  Account D. From time to time  additional  investment  managers may be employed or investment  managers may cease being  employed.  We are under no obligation to employ or continue to employ any  investment manager(s) and have sole discretion over the investment managers we retain.

We are not  obligated to invest  according to specific  guidelines  or strategies  except as may be required by  Connecticut  and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying  mutual fund is registered as an open-end  management  investment  company under the Investment  Company Act. Shares of the  underlying  mutual fund  portfolios  are sold to separate  accounts of life  insurance  companies  offering  variable  annuity and variable life insurance products.  The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying  mutual funds in which the Sub-accounts  invest.  However,  under SEC rules, you have voting rights in relation to Account Value  maintained in the  Sub-accounts.  If an underlying  mutual fund  portfolio  requests a vote of  shareholders,  we will vote our shares  based on  instructions  received  from Owners with  Account  Value  allocated  to that
Sub-account.  Owners  have the right to vote an amount  equal to the number of shares  attributable  to their  contracts.  If we do not receive voting  instructions in relation to certain  shares,  we will vote those shares in the same manner and proportion as the shares for which we have  received  instructions.  We will furnish  those  Owners who have Account  Value  allocated  to a  Sub-account  whose underlying  mutual fund  portfolio has requested a "proxy" vote with proxy  materials and the necessary  forms to provide us with their voting  instructions.  Generally,  you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment  strategy,  adoption of a new investment advisory  agreement,  or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia  Trust (the  "Trust")  has  obtained an  exemption  from the  Securities  and  Exchange  Commission  that permits its investment adviser, American Skandia Investment Services,  Incorporated ("ASISI"),  subject to approval by the Board of Trustees of the
Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions  granted to other investment  companies that are organized in a similar manner as the Trust) is  intended  to  facilitate  the  efficient  supervision  and  management  of the  sub-advisors  by ASISI and the
Trustees.  The Trust is required,  under the terms of the exemption,  to provide certain  information to  shareholders  following these types of changes.

Material Conflicts
It is possible  that  differences  may occur  between  companies  that offer  shares of an  underlying  mutual fund  portfolio to their respective  separate  accounts  issuing  variable  annuities  and/or  variable  life  insurance  products.  Differences  may also occur surrounding  the offering of an underlying  mutual fund portfolio to variable life insurance  policies and variable  annuity  contracts that we offer. Under certain  circumstances,  these differences could be considered  "material  conflicts," in which case we would take necessary  action to protect  persons with voting rights under our variable  annuity  contracts and variable  life  insurance  policies against persons with voting rights under other insurance  companies'  variable  insurance  products.  If a "material  conflict" were to arise between owners of variable  annuity  contracts and variable life insurance  policies issued by us we would take necessary  action to treat  such  persons  equitably  in  resolving  the  conflict.  "Material  conflicts"  could  arise  due to  differences  in  voting instructions  between owners of variable life insurance and variable annuity contracts of the same or different  companies.  We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia
American  Skandia or our affiliates have entered into  agreements with the investment  adviser or distributor of many of the underlying
Portfolios.  Under the terms of these agreements,  American Skandia provides  administrative and support services to the Portfolios for which a fee is paid that is generally based on a percentage of the average assets  allocated to the Portfolios  under the Annuity.  Any fees payable will be  consistent  with the  services  rendered or the expected  cost  savings  resulting  from the  arrangement.  These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American  Skandia  Marketing,  Incorporated  ("ASM"),  a wholly-owned  subsidiary of American  Skandia,  Inc., is the  distributor  and principal  underwriter of the securities  offered through this prospectus.  ASM acts as the distributor of a number of annuity and life insurance  products we offer and both  American  Skandia  Trust and American  Skandia  Advisor  Funds,  Inc., a family of retail mutual funds. ASM also acts as an introducing  broker-dealer  through which it receives a portion of brokerage  commissions in connection with purchases and sales of  securities  held by portfolios  of American  Skandia Trust which are offered as underlying  investment  options under the Annuity.

ASM's principal  business  address is One Corporate Drive,  Shelton,  Connecticut  06484. ASM is registered as broker-dealer  under the
Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The  Annuity is offered on a  continuous  basis.  ASM enters into  distribution  agreements  with  independent  broker-dealers  who are registered  under the Exchange Act and with  entities  that may offer the Annuity but are exempt from  registration.  Applications  for the Annuity are solicited by registered  representatives  of those firms.  Such  representatives  will also be our appointed  insurance agents under state insurance law.  In addition, ASM may offer the Annuity directly to potential purchasers.

Compensation is paid to firms on sales of the Annuity according to one or more schedules.  The individual  representative  will receive a portion of the  compensation,  depending on the practice of the firm.  Compensation  is generally  based on a percentage  of Purchase
Payments  made, up to a maximum of 7.0%.  Alternative  compensation  schedules are  available  that provide a lower initial  commission plus ongoing annual  compensation  based on all or a portion of Account Value. We may also provide  compensation for providing  ongoing service to you in relation to the  Annuity.  Commissions  and other  compensation  paid in relation to the Annuity do not result in any additional  charge to you or to the Separate Account.  No compensation is payable on Annuities  purchased by a member of the designated class of Owners (see "Credits Applied to Purchase Payments for Designated Class of Annuity Owner").

In addition,  firms may receive separate compensation or reimbursement for, among other things, training of sales personnel,  marketing or other  services  they provide to us or our  affiliates.  We or ASM may enter into  compensation  arrangements  with  certain  firms.
These  arrangements  will  not be  offered  to all  firms  and the  terms of such  arrangements  may  differ  between  firms.  Any such compensation  will be paid by us or ASM and will not result in any  additional  charge to you.  To the extent  permitted  by NASD rules and other applicable laws and regulations,  ASM may pay or allow other promotional  incentives or payments in the form of cash or other compensation.

Advertising:  We may advertise certain  information  regarding the performance of the investment  options.  Details on how we calculate performance for the  Sub-accounts are found in the Statement of Additional  Information,  including how we account for Credits in these performance  measures.  This  information  may help you  review the  performance  of the  investment  options  and  provide a basis for comparison with other  annuities.  This  information  may be less useful when comparing the performance of the investment  options with other  savings or  investment  vehicles.  Such other  investments  may not provide  some of the  benefits of  annuities,  or may not be designed for long-term  investment  purposes.  Additionally  other savings or investment  vehicles may not receive the  beneficial  tax treatment given to annuities under the Code.

We may advertise the  performance  of the  Portfolios in the form of "Standard" and  "Non-standard"  Total Returns  calculated for each
Sub-account.  "Standard  Total Return" figures assume a hypothetical  initial  investment of $1,000  allocated to a Sub-account  during the most recent one, five and ten year periods (or since the inception  date that the Portfolio has been offered as a  Sub-account,  if less).  "Standard Total Return"  figures assume that the applicable  Insurance  Charge and the Annual  Maintenance Fee are deducted and that the Annuity is  surrendered  at the end of the applicable  period,  meaning that any  Contingent  Deferred Sales Charge that would apply upon  surrender is also deducted.  "Standard  Total Return"  figures do not take into  consideration  any Credits.  "Non-standard
Total  Return"  figures  include any  performance  figures that do not meet the SEC's rules for Standard  Total  Returns.  Non-standard
Total  Returns  are  calculated  in the same  manner as  standardized  returns  except  that the  figures  may not reflect all fees and charges.  In  particular,  they  may  assume  no  surrender  at the end of the  applicable  period  so that the  CDSC  does not  apply.
"Non-standard  Total Return"  figures may assume Credits of 1.5%,  4.0% or 5.0%,  respectively,  depending on the cumulative  amount of
Purchase  Payments  being  illustrated.  The amount of credits  illustrated  may be more or less than the  Credits  applicable  to your
Annuity (see "How do I Receive  Credits?").  Standard  and  Non-standard  Total  Returns  will not reflect the  additional  asset-based charges  that are deducted  when you elect any  optional  benefits.  The  additional  cost  associated  with any optional  benefits you elected will reduce your performance.  Non-standard Total Returns must be accompanied by Standard Total Returns.

Some of the underlying  Portfolios existed prior to the inception of these  Sub-accounts.  Performance quoted in advertising  regarding such  Sub-accounts may indicate  periods during which the Sub-accounts  have been in existence but prior to the initial offering of the
Annuities,  or  periods  during  which  the  underlying  Portfolios  have  been in  existence,  but the  Sub-accounts  have  not.  Such hypothetical  historical  performance  is calculated  using the same  assumptions  employed in  calculating  actual  performance  since inception  of the  Sub-accounts.  Hypothetical  historical  performance  of the  underlying  Portfolios  prior to the  existence of the
Sub-accounts may only be presented as Non-standard Total Returns.

We may advertise the performance of money market-type  Sub-accounts  using a measure of the "current and effective yield".  The current yield of a money  market-type  Sub-account is calculated  based upon the previous  seven-day  period ending on the date of calculation.
The effective yield of a money  market-type  Sub-account  reflects the  reinvestment of net income earned daily on the assets of such a
Sub-account.  The current and effective  yields reflect the Insurance  Charge and the charge for any optional  benefits (if applicable)
deducted against the Sub-account.  In a low interest rate environment,  yields for money market-type  Sub-accounts,  after deduction of the  Insurance  Charge,  and the charge for any  optional  benefits  (if  applicable)  may be negative  even  though the yield  (before deducting for such charges) is positive.  Current and effective yield  information  will fluctuate.  This information may not provide a basis for  comparisons  with  deposits in banks or other  institutions  which pay a fixed yield over a stated  period of time,  or with investment  companies which do not serve as underlying  mutual funds for variable  annuities and/or do not have additional  asset-based charges deducted for the insurance protection provided by the Annuity.

Performance  information on the  Sub-accounts is based on past performance  only and is not an indication or  representation  of future performance.  Performance of the Sub-accounts is not fixed.  Actual  performance will depend on the type,  quality and, for some of the
Sub-accounts,  the  maturities  of the  investments  held by the  underlying  mutual funds or  portfolios  and upon  prevailing  market conditions and the response of the underlying  mutual funds to such conditions.  Actual  performance will also depend on changes in the expenses of the underlying mutual funds or portfolios.  Such changes are reflected,  in turn, in the Sub-accounts  which invest in such underlying  mutual fund or portfolio.  In addition,  the total amount of asset-based  charges  assessed  against each  Sub-account will affect performance.

The information we may advertise  regarding the Fixed  Allocations may include the then current  interest rates we are crediting to new
Fixed  Allocations.  Information  on current rates will be as of the date  specified in such  advertisement.  Rates will be included in advertisements  to the extent  permitted by law. Given that the actual rates  applicable to any Fixed  Allocation are as of the date of any such Fixed  Allocation's  Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute  may also compare the  performance  of our  Sub-accounts  with:  (a) certain  unmanaged  market  indices, including  but not limited to the Dow Jones  Industrial  Average,  the Standard & Poor's 500, the NASDAQ 100, the Shearson  Lehman Bond
Index, the Frank Russell non-U.S.  Universal Mean, the Morgan Stanley Capital  International  Index of Europe, Asia and Far East Funds,
and the Morgan Stanley Capital  International World Index; and/or (b) other management  investment companies with investment objectives similar to the mutual  fund or  portfolio  underlying  the  Sub-accounts  being  compared.  This may include  the  performance  ranking assigned by various publications,  including but not limited to the Wall Street Journal,  Forbes,  Fortune,  Money, Barron's,  Business
Week, USA Today and statistical  services,  including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity
and Closed End Survey,  the Variable  Annuity  Research Data Survey,  SEI, the  Morningstar  Mutual Fund Sourcebook and the Morningstar
Variable Annuity/Life Sourcebook.

American  Skandia Life Assurance  Corporation  may advertise its rankings  and/or ratings by independent  financial  ratings  services.
Such  rankings may help you in  evaluating  our ability to meet our  obligations  in relation to Fixed  Allocations,  pay minimum death benefits,  pay annuity  payments or  administer  Annuities.  Such rankings and ratings do not reflect or relate to the  performance  of
Separate Account B.

AVAILABLE INFORMATION
A  Statement  of  Additional  Information  is  available  from us without  charge upon your  request.  This  Prospectus  is part of the registration  statement we filed with the SEC regarding this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these  materials at the prescribed  rates from the
SEC's  Public  Reference  Section,  450 Fifth  Street  N.W.,  Washington,  D.C.,  20549.  You may inspect  and copy those  registration statements and exhibits  thereto at the SEC's public  reference  facilities at the above address,  Room 1024, and at the SEC's Regional
Offices,  The Woolworth Building,  233 Broadway,  New York, NY and 175 W. Jackson Boulevard,  Suite 900, Chicago,  IL. These documents, as well as documents incorporated by reference,  may also be obtained through the SEC's Internet Website  (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
To the extent and only to the extent that any statement in a document  incorporated  by reference  into this  Prospectus is modified or superseded by a statement in this  Prospectus or in a later-filed  document,  such statement is hereby deemed so modified or superseded and not part of this  Prospectus.  The Annual Report on Form 10-K for the year ended December 31, 2002 previously  filed by the Company with the SEC under the Exchange Act is incorporated by reference in this Prospectus.

We will furnish you without charge a copy of any or all of the documents  incorporated by reference in this  Prospectus,  including any exhibits to such  documents  which have been  specifically  incorporated  by  reference.  We will do so upon receipt of your written or oral request.

HOW TO CONTACT US
You can contact us by:
|X|      calling Skandia's Telephone Automated Response System (STARS) at 1-800-766-4530.
|X|      writing to us via regular mail at American Skandia - Variable Annuities,  P.O. Box 7040,  Bridgeport,  Connecticut  06601-7040
       OR for express mail American Skandia - Variable  Annuities,  One Corporate Drive,  Shelton,  Connecticut 06484. NOTE: Failure to
       send mail to the proper address may result in a delay in our receiving and processing your request.
|X|      sending an email to customerservice@skandia.com or visiting our Internet Website at www.americanskandia.com.
|X|      accessing information about your Annuity through our Internet Website at www.americanskandia.com.

You can obtain account information through Skandia's  Telephone Automated Response System (STARS) and at  www.americanskandia.com,  our
Internet  Website.  Our Customer  Service  representatives  are also available  during  business hours to provide you with  information about your account.  You can request  certain  transactions  through our  telephone  voice  response  system,  our Internet  Website or through a customer service  representative.  You can provide authorization for a third party,  including your  attorney-in-fact  acting pursuant to a power of attorney or an investment  professional,  to access your account information and perform certain transactions on your  account.  You will need to complete a form  provided by us which  identifies  those  transactions  that you wish to authorize via telephonic  and  electronic  means and whether you wish to  authorize a third party to perform any such  transactions.  We require that you or your  representative  provide proper  identification  before performing  transactions over the telephone or through our Internet
Website.  This may include a Personal  Identification  Number  (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN through STARS and at  www.americanskandia.com,  our Internet  Website.  Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions  requested via telephone are recorded.  To the extent  permitted by law, we will not be responsible for any claims,  loss, liability  or  expense  in  connection  with a  transaction  requested  by  telephone  or  other  electronic  means if we acted on such transaction  instructions after following  reasonable  procedures to identify those persons authorized to perform  transactions on your
Annuity  using  verification  methods  which may include a request for your Social  Security  number,  PIN or other form of  electronic identification.  We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic  information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular and/or express mail will be the only means by which we will accept  transaction  instructions when telephonic,  facsimile,  Internet or any other electronic means are unavailable or delayed.
American  Skandia  reserves  the  right to limit,  restrict  or  terminate  telephonic,  facsimile,  Internet  or any other  electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as  indemnification  for  liabilities  arising  under the  Securities  Act of 1933 (the  "Securities  Act") may be permitted to directors,  officers or persons controlling the registrant pursuant to the foregoing provisions,  the registrant has been informed that in the  opinion  of the SEC such  indemnification  is  against  public  policy as  expressed  in the  Securities  Act and is  therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this  Prospectus,  American  Skandia and its  affiliates  are not  involved in any legal  proceedings  outside of the ordinary  course of business.  American  Skandia and its  affiliates are involved in pending and  threatened  legal  proceedings in the normal  course of its business,  however,  we do not  anticipate  that the outcome of any such legal  proceedings  will have a material adverse  affect  on the  Separate  Account,  or  American  Skandia's  ability  to meet its  obligations  under the  Annuity,  or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How Performance Data is Calculated
|X|      Current and Effective Yield
|X|      Total Return

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Independent Auditors

Legal Experts

Financial Statements
|X|      Appendix A - American Skandia Life Assurance Corporation Variable Account B

                                       APPENDIX A - FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA

SELECTED FINANCIAL DATA (dollars in thousands)

The following table summarizes information with respect to the operations of the Company:

                                                       For the Year Ended December 31,
                                      2002            2001            2000           1999           1998
                                      ----            ----            ----           ----           ----
STATEMENTS OF INCOME DATA
Revenues:
Annuity and life insurance       $    370,004     $    388,696   $    424,578    $    289,989   $    186,211
   charges and fees (a) (b)
Fee income (b)                         97,650          111,196        130,610          83,243         50,839
Net investment income                  19,632           20,126         18,595          11,477         11,130
Net realized capital (losses)
   gains and other revenues (e)        (7,438)           2,698          4,195           3,688          1,360
                                 -------------    ------------   ------------    ------------   ------------

Total revenues                   $    479,848     $    522,716   $    577,978    $    388,397   $    249,540
                                 ============     ============   ============    ============   ============

Benefits and Expenses:
Annuity and life insurance       $      3,391     $      1,955   $        751    $        612   $        558
benefits
Change in annuity and life
   insurance policy reserves            2,741          (39,898)        49,339            (671)         1,053
   (c)
Guaranteed minimum death
   benefit claims, net of              23,256           20,370          2,618           4,785              -
   hedge (b)
Return credited to contract             5,196            5,796          8,463          (1,639)        (8,930)
owners
Underwriting, acquisition and
   other insurance expenses           188,728          196,755        150,597         125,434         86,306
Amortization of deferred
   acquisition costs (b) (d)          510,059          224,047        184,616          83,861         86,628
Interest expense                       14,544           73,424         85,998          69,502         41,004
                                 ------------     ------------   ------------    ------------   ------------

Total benefits and expenses      $    747,915     $    482,449   $    482,382    $    281,884   $    206,619
                                 ============     ============   ============    ============   ============

Income tax (benefit) expense     $   (102,810)    $      7,168   $     30,779    $     30,344   $      8,154
                                 ============     ============   ============    ============   ============

Net (loss) income                $   (165,257)    $     33,099   $     64,817    $     76,169   $     34,767
                                 ============     ============   ============    ============   ============

STATEMENTS OF FINANCIAL
CONDITION DATA
Total assets (b)                 $ 23,708,585     $ 28,009,782   $ 31,702,705    $ 30,881,579   $ 18,848,273
                                 ============     ============   ============    ============   ============

Future fees payable to parent    $    708,249     $    799,472   $    934,410    $    576,034   $    368,978
                                 ============     ============   ============    ============   ============

Surplus notes                    $    110,000     $    144,000   $    159,000    $    179,000   $    193,000
                                 ============     ============   ============    ============   ============

Shareholder's equity             $    683,061     $    577,668   $    496,911    $    359,434   $    250,417
                                 ============     ============   ============    ============   ============

a.       On annuity and life insurance sales of $3,472,044, $3,834,167, $8,216,167, $6,862,968, and $4,159,662, during the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively, with contract owner assets under management of $21,894,636,
     $26,017,847, $29,751,822, $29,396,693, and $17,854,761, as of December 31, 2002, 2001, 2000, 1999, and 1998, respectively.
b.       These items are significantly impacted by equity market volatility.
c.       For the year ended December 31, 2000, change in annuity and life insurance policy reserves reflected increases to those reserves for guaranteed minimum death benefit ("GMDB") exposure.  For the year ended December 31, 2001, the Company changed certain of its assumptions related to its GMDB exposure resulting in a benefit to operations.  See Results of Operations in
     Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") for a further discussion.
d.       During the year ended December 31, 2002, the Company recorded an acceleration of amortization of $206,000 against the deferred acquisition cost asset.  See the MD&A for a further discussion.
e.       Net realized capital (losses) gains and other revenues include $5,845 of net realized capital losses on sales of securities during 2002 and an other than temporary impairment charge of $3,769 recorded during 2002 on the Company's equity securities.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (dollars in thousands)

Management's  Discussion  and  Analysis  of  Financial  Condition  and Results of  Operations  should be read in  conjunction  with the consolidated financial statements and the notes thereto and Item 6, Selected Financial Data.

 Results of Operations
 ---------------------

Annuity and life insurance sales were  $3,472,044,  $3,834,167 and $8,216,167,  in 2002, 2001 and 2000,  respectively.  The decrease in sales in 2002 and 2001 was  primarily  the result of the  general  decline in sales in the  industry,  attributed  in large part to the continued  uncertainty  in the equity  markets.  In addition,  the Company  believes  uncertainty  regarding  its future  ownership has adversely  impacted  sales,  primarily in the latter part of 2002. The Company  announced,  in the first quarter of 2002, its intention to focus on the growth of its core variable annuity business.

Average assets under management totaled  $23,637,559 in 2002,  $26,792,877 in 2001 and $31,581,902 in 2000,  representing a decrease of
12% and 15% in 2002 and 2001,  respectively,  due primarily to weak equity markets.  The decrease in annuity and life insurance charges and fees and fee income before  surrender  charge income and reinsurance  was consistent  with the decline in assets under  management.
Surrender  charge  income  increased  in 2002 as compared to 2001.  This was caused by higher  lapses when  compared to the  applicable prior year periods,  and was primarily  attributable,  the Company believes,  to concerns by contract holders,  rating agencies and the
Company's  distribution  channels,  surrounding  the  uncertainty  in the equity markets and its impact on variable  annuity  companies generally and, prior to the  announcement of the  Acquisition,  uncertainty  concerning the Company's future (See Liquidity and Capital
Resources for rating agency actions).

Net realized  capital losses in 2002 were primarily  from $9,593 of losses on sales and $3,769 of  other-than-temporary  impairments of mutual  fund  investments  that are held in support of a deferred  compensation  program for certain of the  Company's  employees.  The deferred  compensation  program losses were offset by net gains of $3,746 during 2002 on sales of fixed  maturities.  Included in those net gains on sales of fixed  maturities for 2002,  was a realized loss of  approximately  $1,236 on the sale of a WorldCom,  Inc. bond.
The net capital gains in 2001 related primarily to sales of fixed maturity  investments,  were partially offset by losses on securities in the fixed maturity  portfolio.  The most significant loss was $2,636 related to Enron  securities.  In addition net realized capital losses of $3,534 in 2001 were  incurred  due to sales of mutual  fund  holdings  in support  of the  Company's  non-qualified  deferred compensation program.

The change in annuity and life insurance  policy  reserves  includes  changes in reserves  related to annuity  contracts with mortality risks.  During 2001, the Company's  Guaranteed Minimum Death Benefit ("GMDB") reserve decreased $43,984,  as the result of an update of certain  reserve  assumptions  as to risks  inherent  in the  benefit.  Previous  assumptions  had been  based on  statutory  valuation principles as an  approximation  for U.S.  GAAP. In addition,  future  mortality  rates were lowered in 2001 to reflect  favorable past experience.  However,  offsetting  the resulting  increase in earnings and equity as a result of changes in the GMDB liability in 2001, assumptions  related to GMDB claim costs were also updated in the  calculation  of the deferred  acquisition  cost asset,  resulting in additional amortization of this asset.

The Company uses derivative  instruments,  which consist of equity option contracts for risk management  purposes,  and not for trading or  speculation.  The Company  hedges the economic  GMDB  exposure  associated  with equity market  fluctuations.  GMDB claims,  net of hedge,  consist of GMDB claims offset by the mark to market and realized capital  gain/loss  results of the Company's option contracts.
During 2002 and 2001, the  fluctuations in GMDB claims,  net of hedge,  were driven by an increase in hedge related benefits of $19,776 and $14,646,  respectively.  Hedge related  benefits were  partially  offset by increases in GMDB claims of $22,662 and $32,398  during
2002 and 2001, respectively.

Return  credited to contract  owners  consists  primarily of net investment  results from the Company's  fixed,  market value adjusted, separate account  investment  option and changes in the Company's  experience rated reinsurance  receivables.  The decrease in 2002 was primarily due to increased net investment  results on the Company's fixed,  market value adjusted,  separate account investment option.
As the equity markets  decline,  movement from variable  investment  options to fixed investment  options,  primarily due to one of the
Company's product features,  has increased the assets invested in the fixed separate account  investment  option.  Included in 2002 net investment  results is $9,849 of realized  and  unrealized  losses on certain  securities,  of which $5,427  related to WorldCom,  Inc.
bonds. The increase in net investment  results was partially offset by a decrease in experience rated  reinsurance  receivables in 2002 due to unfavorable  experience on certain blocks of variable annuity  business.  In 2001,  return credited to contract owners decreased primarily due to favorable  experience on certain blocks of variable  annuity  contracts  increasing the experience  rated  reinsurance receivable.  Partially offsetting the 2001 decrease is net investment losses of $1,662 related to Enron securities.

Underwriting, acquisition and other insurance expenses for 2002, 2001 and 2000 were as follows:

                                                        2002              2001               2000
                                                        ----              ----               ----
Commissions and purchase credits                         $   287,612       $   248,187         $   430,743
General operating expenses                                   145,438           157,704             214,957
Acquisition costs deferred                                  (244,322)         (209,136)           (495,103)
                                                         -----------       -----------         -----------
Underwriting,   acquisition   and   other   insurance
     expenses                                            $   188,728       $   196,755         $   150,597
                                                         ===========       ===========         ===========

New products  launched,  as well as a larger  proportion  of sales of products  with higher  commissions  as compared to 2001 led to an increase in commissions  and purchase  credits during 2002.  Lower sales and asset levels led to a decrease in commissions and purchase credits during 2001.  Partially  offsetting this decline in 2001, the company  launched a commission  promotion  program that increased commissions as a percentage of new sales.  Commission promotions in 2002 were approximately equivalent as compared to 2001.

General operating expenses decreased during 2002 and 2001 as a result of lower sales-based  compensation,  as well as expense reduction programs  implemented during 2001 and continued strong expense management in 2002.  Variable  compensation and long-term incentive plan expenses have decreased due to the slowdown in sales and the decline in the equity markets.

Amortization of deferred  acquisition costs increased over the past two years, in general,  due to the further depressed equity markets in 2002 and 2001,  thereby  decreasing  expectations  of future  gross  profits  and actual  gross  profits  from asset  based fees and increased  expected and actual claim costs  associated with minimum death benefit  guarantees.  During 2002, the Company also performed a  recoverability  study and an analysis of its  short-term  assumptions of future gross profits and  determined  those  assumptions of future profits to be excessive.  This analysis  resulted in a current year  acceleration of  amortization of $206,000.  During 2002 and
2001, the Company also updated its future  estimated  gross profits with respect to certain  mortality  assumptions  reflecting  actual experience and the decline in the equity markets resulting in additional  increased  amortization.  See Note 2 of Notes to Consolidated
Financial Statements for a further discussion on amortization of deferred acquisition costs.

Interest  expense  decreased  during 2002 primarily due to lower interest  expense  related to the future fees payable to ASI liability
(See Note 8).  Interest  expense on these  obligations  is driven by the cash flows from the  underlying  annuity  contracts  acting as collateral.  Due to the  depressed  asset  values of those  annuity  contracts  driven by the decline in the equity  markets,  the cash flows,  and therefore the interest  expense,  decreased  from prior year levels.  Interest  expense  decreased in 2001 as a result of a reduction in borrowing.

The  Company's  income tax  (benefit)  expense  varies  directly  with  increases or decreases in (loss)  income from  operations.  The effective income tax rate varied from the corporate rate of 35% due primarily to the deduction for dividends received.

Total assets and  liabilities  decreased  $4,301,197  and  $4,406,590,  respectively,  from  December 31,  2001.  This change  resulted primarily from the declining equity markets.

 Significant Accounting Policies
 -------------------------------

 Deferred Acquisition Costs

The costs of acquiring  new  business,  which vary with and are  primarily  related to new business  generated,  are  deferred,  net of reinsurance.  These costs include  commissions,  purchase credits,  costs of contract issuance,  and certain selling expenses that vary with production.

The Company  uses the  retrospective  deposit  method for  amortizing  deferred  acquisition  costs.  This  method  results in deferred acquisition  costs being amortized in proportion to expected gross profits from surrender  charges and policy and asset based fees, net of operating and claim costs.  The deferred  acquisition cost asset is adjusted  retrospectively  and  prospectively  when estimates of current and future  gross  profits to be realized  from a group of products are  revised.  Critical  assumptions  in  estimating  gross profits  include those for  surrenders,  long-term fund growth rate,  expenses and death  benefits.  The long-term fund growth rate, in large part,  determines the estimated  future asset levels on which the most significant  revenues are based.  The Company's  long-term fund growth rate  assumption is 8% (net of charges  assessed  against the underlying  mutual fund,  but before charges  assessed at the separate  account and  contract  level).  When current  period  actual  asset  growth is greater or less than the  Company's  long-term expectation,  the Company  adjusts the  short-term  asset growth rate to a level that will allow the  Company,  in the  short-term,  to resume the long-term  asset growth rate  expectation.  The short-term  asset growth rate is subject to constraints  surrounding  actual market  conditions.  If the Company's  long-term fund growth rate assumption was 7% instead of 8%, the Company's  deferred  acquisition cost asset at December 31, 2002 would be reduced by $26,273.

 Future Fees Payable to ASI

In a series of transactions with ASI, the Company  transferred  certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

The proceeds from the transfers have been recorded as a liability and are being  amortized over the remaining  surrender  charge period of the  designated  contracts  using the interest  method.  The Company did not  transfer the right to receive  future fees and charges after the expiration of the surrender charge period.

In connection with these transactions,  ASI, through special purpose trusts, issued  collateralized notes in private placements,  which are secured by the rights to receive future fees and charges purchased from the Company.

Under the terms of the securitization  purchase  agreements,  the rights transferred  provide for ASI to receive a percentage (60%, 80%
or 100% depending on the underlying  commission option) of future mortality and expense charges and contingent  deferred sales charges, after reinsurance,  expected to be realized over the remaining  surrender charge period of the designated  contracts  (generally 6 to 8 years).  The liability for future fees payable to ASI at the balance sheet date is based on the  consideration  received less principal repayments  according to  amortization  schedules that were  developed at the inception of the  transactions.  If actual  mortality and expense  charges  and  contingent  deferred  sales  charges  are less than those  projected  in the  original  amortization  schedules, calculated on a transaction by transaction  basis,  ASI has no recourse  against the Company.  As account  values  associated  with the designated  contracts  have declined,  consistent  with the overall  decline in the equity  markets,  historical  mortality and expense charges have been lower than expected on certain  transactions  and it is likely that future  mortality and expense  charges,  on those same  transactions,  will be lower than originally  projected.  As a result, the ultimate cash flows associated with these transactions that will transfer to ASI may be lower than the current carrying amount of the liability.

The Company has determined,  using  assumptions for lapses,  mortality,  free withdrawals and a long-term fund growth rate of 8% on the
Company's assets under management, that the present value of future payments to ASI would be $429,773.

 Deferred Taxes

The Company  evaluates the necessity of recording a valuation  allowance against its deferred tax asset in accordance with Statement of
Financial  Accounting  Standards  No. 109,  Income Taxes ("SFAS  109").  In  performing  this  evaluation,  the Company  considers  all available  evidence in making the  determination  as to whether it is more likely than not that deferred tax assets are not realizable.
For the Company,  that evidence  includes:  cumulative U.S. GAAP pre-tax income in recent years past,  whether or not operating  losses have  expired  unused in the past,  the  length  of  remaining  carryback  or  carryforward  periods,  and net  taxable  income or loss expectations in early future years.  The net taxable income or loss projections are based on profit  assumptions  consistent with those used to amortize deferred acquisition costs (see above discussion on deferred acquisition costs).

As of December 31, 2002, the Company has  approximately  $361,000  gross deferred tax assets related  principally to net operating loss carryforwards  that  expire in 2016 and 2017 and  insurance  reserve  differences.  After  considering  the  impact of gross  reversing temporary  liabilities of $323,000,  the Company  estimates that the Company will generate  sufficient  taxable income to fully utilize gross deferred tax assets within 2 years (prior to the expiration of the net operating losses).

 Liquidity and Capital Resources
 -------------------------------

The Company's  liquidity  requirements have generally been met by cash from insurance  operations,  investment  activities,  borrowings from ASI, reinsurance, capital contributions and securitization transactions with ASI (see Note 8).

The Company's cash from insurance  operations is primarily comprised of fees generated off of assets under management,  less commission expense on sales,  sales and marketing  expenses and other operating  expenses.  Fund performance driven by the equity markets directly impact assets under  management  and  therefore,  the fees the Company can generate off of those assets.  During 2002 and 2001,  assets under  management  declined  consistent  with the equity market  declines  resulting in reductions  in fee revenues.  In addition,  the equity markets impact sales of variable  annuities.  As sales have declined in a declining  equity market,  non-promotional  commission expense  declined,  however,  in order to boost sales levels,  the Company has offered various sales  promotions  increasing the use of cash for commission expense.

In order to fund the cash strain generated from  acquisition  costs on current sales, the Company has relied on cash generated from its direct  insurance  operations  as well as  reinsurance  and  securitization  transactions.  The Company has used  modified  coinsurance reinsurance  arrangements  whereby  the  reinsurer  shares  in the  experience  of a  specified  book of  business.  These  reinsurance transactions  result in the Company  receiving  from the  reinsurer  an upfront  ceding  commission  on the book of  business  ceded in exchange  for the  reinsurer  receiving , the future fees  generated  from that book of business.  These  reinsurance  agreements  also mitigate the  recoverability  risk associated with the payment of up-front  commissions and other  acquisition  costs.  Similarly,  the
Company has entered into  securitization  transactions  whereby the Company  issues to ASI, in exchange for cash,  the right to receive future  fees  generated  off of a  specific  book of  business.  On April 12,  2002,  the  Company  entered  into a new  securitization transaction with ASI. This  transaction  covers  designated  blocks of business issued from November 1, 2000 through December 31, 2001.
The estimated present value of the transaction at April 12, 2002, using a discount rate of 6.00%, was approximately $101,713.

As of December 31, 2002, 2001 and 2000, the Company had short-term borrowings of $10,000,  $10,000 and $10,000,  respectively,  and had long-term surplus notes liabilities of $110,000,  $144,000 and $159,000,  respectively.  During 2002, the Company borrowed $263,091 and paid back  $263,091  related  to  short-term  borrowing.  During  2002 and 2001,  the  Company  received  permission  from the State of
Connecticut  Insurance  Department  to pay down surplus notes in the amount of $34,000 and $15,000,  respectively.  See Notes 14 and 15 of Notes to Consolidated Financial Statements for more information on surplus notes and short-term borrowing, respectively.

As of December 31, 2002,  2001 and 2000,  shareholder's  equity  totaled  $683,061,  $577,668 and $496,911,  respectively.  The Company received  capital  contributions  of $259,720  and $48,000  from ASI during 2002 and 2001,  respectively.  Of this,  $4,520 and $2,500, respectively,  was used to support its  investment in Skandia Vida.  Net (loss) income of ($165,257)  and $33,099,  for the years ended
December 31, 2002 and 2001, respectively, contributed to the respective changes in shareholder's equity in 2002 and 2001.

The National  Association of Insurance  Commissioners  ("NAIC") requires insurance  companies to report  information  regarding minimum
Risk Based Capital ("RBC")  requirements.  These  requirements  are intended to allow insurance  regulators to identify  companies that may need  regulatory  attention.  The RBC model law requires  that  insurance  companies  apply various  factors to asset,  premium and reserve items,  all of which have inherent risks. The formula includes  components for asset risk,  insurance risk,  interest rate risk and business  risk.  The Company has complied  with the NAIC's RBC reporting  requirements  and has total  adjusted  capital well above required capital.

During 2002, all of the major rating agencies  reviewed the U.S. life insurance sector,  including the Company.  Based on these reviews the rating  agencies  have evolving  concerns  surrounding  the risk profile of variable  annuity  companies  due to their  significant exposure to equity market performance.  This exposure has resulted,  and may continue to result, in earnings  volatility.  Based on the reviews made during 2002, the following ratings actions took place:

On May 8, 2002, Fitch Ratings downgraded the Company's "insurer financial strength" rating to A+ from AA- with a "stable" outlook.

On September  19, 2002,  Fitch Ratings  lowered the  Company's  "insurer  financial  strength"  rating to A- from A+ with an "evolving"
outlook.

On September 27, 2002, A.M. Best Co. lowered the Company's "financial strength" rating to A- from A with negative implications.

On October 16, 2002,  Standard and Poor's lowered the Company's  "counter party credit" and "financial  strength" ratings to A- from A+
with a negative outlook and removed the Company from Credit Watch.

Subsequent to the announcement of the Acquisition, Standard and Poor's placed the Company on CreditWatch with positive implications.

 Effects of Inflation
 --------------------

The rate of inflation has not had a significant effect on the Company's financial statements.

Outlook
-------

The Company  believes  that it is well  positioned to retain and enhance its position as a leading  provider of financial  products for long-term  savings and retirement  purposes as well as to address the economic impact of premature death,  estate planning concerns and supplemental  retirement  needs.  The  Company  has  renewed  its focus on its core  variable  annuity  business,  offering  innovative long-term  savings and income  products,  strengthening  its wholesaling  efforts and providing  consistently  good customer service in order to gain market share and improve profitability in an increasingly competitive market.

The  Gramm-Leach-Bliley  Act of 1999 (the Financial Services  Modernization Act) permits affiliation among banks,  securities firms and insurance  companies.  This  legislative  change has created  opportunities  for  continued  consolidation  in the  financial  services industry and increased competition as large companies offer a wide array of financial products and services.

Various  other  legislative  initiatives  could  impact the Company  such as pension  reform and capital  gains and estate tax changes.
These include the proposed  exclusion from tax for corporate  dividends,  potential changes to the deductibility of dividends  received from the  Company's  separate  accounts and newly  proposed  tax-advantaged  savings  programs.  Additional  pension  reform may change current  tax  deferral  rules  and allow  increased  contributions  to  retirement  plans,  which  may lead to  higher  investments  in tax-deferred  products and create growth  opportunities for the Company. A capital gains tax reduction may cause tax-deferred  products to be less attractive to consumers, which could adversely impact the Company.

In addition,  NAIC statutory  reserving  guidelines and/or  interpretations of those guidelines may change in the future.  Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

 Forward Looking Information
 ---------------------------

The Private  Securities  Litigation  Reform Act of 1995 (the "1995 Act") provides a "safe harbor" for  forward-looking  statements,  so long as those  statements are identified as  forward-looking,  and the statements are accompanied by meaningful  cautionary  statements that identify  important  factors that could cause actual results to differ  materially from those discussed in the statement.  We want to take advantage of these safe harbor provisions.

Certain  information  contained in the  Management's  Discussion  and  Analysis of Financial  Condition  and Results of  Operations  is
forward-looking within the meaning of the 1995 Act or Securities and Exchange Commission rules.

These forward-looking  statements rely on a number of assumptions  concerning future events, and are subject to a number of significant uncertainties  and results may differ  materially  from these  statements.  You should not put undue reliance on these  forward-looking statements.  We disclaim  any  intention  or  obligation  to update or revise  forward-looking  statements,  whether as a result of new information, future events or otherwise.

 QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company is subject to potential  fluctuations in earnings and the fair value of certain of its assets and  liabilities,  as well as variations in expected cash flows due to changes in market  interest  rates and equity  prices.  The  following  discussion  focuses on specific  exposures  the Company has to interest rate and equity price risk and describes  strategies  used to manage these risks,  and includes  "forward-looking  statements"  that involve  risk and  uncertainties.  The  discussion  is limited to  financial  instruments subject to market risks and is not intended to be a complete discussion of all of the risks to which the Company is exposed.

 Interest Rate Risk
 ------------------

Fluctuations in interest rates can potentially  impact the Company's  profitability and cash flows. At December 31, 2002, 91% of assets held under management by the Company are in non-guaranteed  Separate  Accounts for which the Company's  interest rate and equity market exposure is not  significant,  as the contract owner assumes  substantially  all of the investment risk. Of the remaining 9% of assets, the interest rate risk from contracts that carry interest rate exposure is managed through an  asset/liability  matching  program which takes into account the risk variables of the insurance liabilities supported by the assets.

At December 31, 2002,  the Company held fixed  maturity  investments  in its general  account that are sensitive to changes in interest rates.  These  securities are held in support of the Company's fixed immediate  annuities,  fixed  supplementary  contracts,  the fixed investment  option offered in its variable life insurance  contracts,  and in support of the Company's  target  solvency  capital.  The
Company has a conservative  investment  philosophy with regard to these  investments.  All  investments are investment  grade corporate securities, government agency or U.S. government securities.

The Company's  deferred annuity  products offer a fixed  investment  option which subjects the Company to interest rate risk. The fixed option  guarantees a fixed rate of interest for a period of time selected by the contract  owner.  Guarantee  period options  available range  from one to ten  years.  Withdrawal  of funds,  or  transfer  of funds to  variable  investment  options,  before the end of the guarantee period subjects the contract owner to a market value adjustment  ("MVA").  In the event of rising interest rates,  which make the fixed maturity  securities  underlying the guarantee less valuable,  the MVA could be negative.  In the event of declining interest rates,  which make the fixed maturity  securities  underlying the guarantee  more  valuable,  the MVA could be positive.  The resulting increase or decrease in the value of the fixed  option,  from  calculation  of the MVA,  should  substantially  offset the  increase or decrease in the market value of the securities  underlying the guarantee.  The Company  maintains  strict  asset/liability  matching to enable this offset.  However,  the Company  still takes on the default risk for the  underlying  securities,  the interest rate risk of reinvestment of interest  payments and the risk of failing to maintain the  asset/liability  matching  program with respect to duration and convexity.

Liabilities held in the Company's  guaranteed  separate  account as of December 31, 2002 totaled  $1,828,048.  Assets,  primarily fixed income  investments,  supporting  those  liabilities had a fair value of $1,828,048.  The Company  performed a sensitivity  analysis on these  interest-sensitive  liabilities  and assets at December 31, 2002.  The analysis  showed that an immediate  decrease of 100 basis points in interest  rates would result in a net increase in  liabilities  and the  corresponding  assets of  approximately  $69,150 and
$68,500,  respectively.  An analysis of a 100 basis point  decline in interest  rates at December  31,  2001,  showed a net increase in interest-sensitive liabilities and the corresponding assets of approximately $39,800 and $39,900, respectively.

 Equity Market Exposure
 ----------------------

The primary  equity  market risk to the Company  comes from the nature of the variable  annuity and variable  life products sold by the
Company.  Various fees and charges  earned are  substantially  derived as a percentage of the market value of assets under  management.
In a market  decline,  this  income will be reduced.  This could be further  compounded  by  customer  withdrawals,  net of  applicable surrender  charge  revenues,  partially  offset by transfers to the fixed option  discussed above. A 10% decline in the market value of the assets under management at December 31, 2002,  sustained  throughout 2003, would result in an approximate drop in related mortality and expense charges and annual fee income of $36,350.

Another equity market risk exposure of the Company  relates to guaranteed  minimum death benefit  payments.  Declines in equity markets and,  correspondingly,  the performance of the funds underlying the Company's  products,  increase exposure to guaranteed minimum death benefit payments. As discussed in Note 2D of the consolidated  financial statements,  the Company uses derivative  instruments to hedge against  the risk of  significant  decreases  in  equity  markets.  Prior to the  implementation  of this  program,  the  Company  used reinsurance to mitigate this risk.

The Company has a portfolio of equity  investments  consisting  of mutual funds,  which are held in support of a deferred  compensation program.  In the event of a decline in market values of underlying  securities,  the value of the portfolio would decline;  however the accrued benefits payable under the related deferred compensation program would decline by a corresponding amount.

Estimates  of interest  rate risk and equity  price risk were  obtained  using  computer  models that take into  consideration  various assumptions  about the future.  Given the uncertainty of future interest rate movements,  volatility in the equity markets and consumer behavior, actual results may vary from those predicted by the Company's models.

                                             AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                                                    Report of Independent Auditors

To the Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the  consolidated  statements of financial  condition of American  Skandia Life  Assurance  Corporation  (the "Company"
which is an indirect  wholly-owned  subsidiary of Skandia  Insurance  Company  Ltd.) as of December 31, 2002 and 2001,  and the related consolidated  statements of income,  shareholder's  equity and cash flows for each of the three years in the period ended  December 31,
2002. These consolidated  financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing  standards  generally  accepted in the United States.  Those standards require that we plan  and  perform  the  audit to  obtain  reasonable  assurance  about  whether  the  financial  statements  are  free of  material misstatement.  An audit  includes  examining,  on a test  basis,  evidence  supporting  the amounts and  disclosures  in the  financial statements.  An audit also includes assessing the accounting principles used and significant  estimates made by management,  as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly,  in all material  respects,  the  consolidated  financial position  of American  Skandia  Life  Assurance  Corporation  at December  31,  2002 and 2001,  and the  consolidated  results of their operations  and their cash flows for each of the three years in the period ended  December  31, 2002,  in  conformity  with  accounting principles generally accepted in the United States.

As discussed in Note 2, in 2002 the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other
Intangible Assets.

As discussed in Note 2, effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133,
Accounting for Derivative Instruments and Hedging Activities.

/s/ Ernst & Young LLP

Hartford, Connecticut
February 3, 2003

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                            Consolidated Statements of Financial Condition
                                                   (in thousands, except share data)

                                                                           As of December 31,
                                                                          2002            2001
                                                                          ----            ----
ASSETS
------
Investments:
   Fixed maturities - at fair value (amortized cost of $379,422
     and $356,882, respectively)                                     $       398,601 $       362,831
   Equity securities - at fair value (amortized cost of $52,017
     and $49,886, respectively)                                               51,769          45,083
   Derivative instruments - at fair value                                     10,370           5,525
   Policy loans                                                                7,559           6,559
                                                                     --------------- ---------------

     Total investments                                                       468,299         419,998

Cash and cash equivalents                                                     51,339               -
Accrued investment income                                                      4,196           4,737
Deferred acquisition costs                                                 1,117,544       1,383,281
Reinsurance receivable                                                         5,447           7,733
Receivable from affiliates                                                     3,961           3,283
Income tax receivable                                                              -          30,537
Deferred income taxes                                                         38,206               -
Fixed assets, at depreciated cost (accumulated depreciation of
$7,555 and $4,266, respectively)                                              12,132          17,752
Other assets                                                                 101,848         103,912
Separate account assets                                                   21,905,613      26,038,549
                                                                     --------------- ---------------

     Total assets                                                    $    23,708,585 $    28,009,782
                                                                     =============== ===============

LIABILITIES AND SHAREHOLDER'S EQUITY
------------------------------------
Liabilities:
Reserves for future policy and contract benefits                     $       149,349 $        91,126
Accounts payable and accrued expenses                                        133,543         192,952
Income tax payable                                                             6,547               -
Deferred income taxes                                                              -          54,980
Payable to affiliates                                                          2,223         101,035
Future fees payable to American Skandia, Inc. ("ASI")                        708,249         799,472
Short-term borrowing                                                          10,000          10,000
Surplus notes                                                                110,000         144,000
Separate account liabilities                                              21,905,613      26,038,549
                                                                     --------------- ---------------

     Total liabilities                                                    23,025,524      27,432,114
                                                                     --------------- ---------------

Commitments and contingent liabilities (Note 18)

Shareholder's equity:
Common stock, $100 par value, 25,000 shares authorized,
   issued and outstanding                                                      2,500           2,500
Additional paid-in capital                                                   595,049         335,329
Retained earnings                                                             73,821         239,078
Accumulated other comprehensive income                                        11,691             761
                                                                     --------------- ---------------

     Total shareholder's equity                                              683,061         577,668
                                                                     --------------- ---------------

     Total liabilities and shareholder's equity                      $    23,708,585 $    28,009,782
                                                                     =============== ===============

                                            See notes to consolidated financial statements.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                                   Consolidated Statements of Income
                                                            (in thousands)

                                                                       For the Years Ended December 31,
                                                                      2002          2001           2000
                                                                      ----          ----           ----

REVENUES
--------

Annuity and life insurance charges and fees                       $    370,004  $    388,696  $    424,578
Fee income                                                              97,650       111,196       130,610
Net investment income                                                   19,632        20,126        18,595
Net realized capital (losses) gains                                     (9,614)          928          (688)
Other                                                                    2,176         1,770         4,883
                                                                  ------------  ------------  ------------

   Total revenues                                                      479,848       522,716       577,978
                                                                  ------------  ------------  ------------

EXPENSES
--------

Benefits:
   Annuity and life insurance benefits                                   3,391         1,955           751
   Change in annuity and life insurance policy reserves                  2,741       (39,898)       49,339
   Guaranteed minimum death benefit claims, net of hedge                23,256        20,370         2,618
   Return credited to contract owners                                    5,196         5,796         8,463
                                                                  ------------  ------------  ------------

     Total benefits                                                     34,584       (11,777)       61,171

Other:
   Underwriting, acquisition and other insurance
     expenses                                                          188,728       196,755       150,597
   Amortization of deferred acquisition costs                          510,059       224,047       184,616
   Interest expense                                                     14,544        73,424        85,998
                                                                  ------------  ------------  ------------

                                                                       713,331       494,226       421,211
                                                                  ------------  ------------  ------------

   Total benefits and expenses                                         747,915       482,449       482,382
                                                                  ------------  ------------  ------------

     (Loss) income from operations before income tax
(benefit) expense                                                     (268,067)       40,267        95,596

       Income tax (benefit) expense                                   (102,810)        7,168        30,779
                                                                  ------------  ------------  ------------

         Net (loss) income                                        $   (165,257) $     33,099  $     64,817
                                                                  ============  ============  ============

                                            See notes to consolidated financial statements.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                            Consolidated Statements of Shareholder's Equity
                                                            (in thousands)

                                                                                    Accumulated Other
                                                                                  Comprehensive Income
                                                                               ----------------------------
                                                                               -------------- -------------
                                                      Additional                  Foreign      Unrealized
                                          Common        Paid in    Retained      Currency        Gains
                                            Stock       Capital     Earnings    Translation     (Losses)       Total
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
 As of December 31, 1999                      $2,500     $215,879    $141,162        $148          ($255)      $359,434
Net income                                                             64,817                                    64,817
Other comprehensive income:
   Unrealized capital gains                                                                          843            843
   Reclassification adjustment for
realized losses included in net
realized capital (losses) gains                                                                      433            433
   Foreign currency translation                                                       (66)                          (66)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive income                                                                                        1,210
                                                                                                            ------------
                                                                                                            ------------
Comprehensive income                                                                                             66,027
Capital contributions                                      71,450                                                71,450
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2000                        2,500      287,329     205,979          82          1,021        496,911
Net income                                                             33,099                                    33,099
Other comprehensive loss:
   Unrealized capital losses                                                                        (261)          (261)
   Reclassification adjustment for
realized gains included in net
realized capital (losses) gains                                                                      (14)           (14)
   Foreign currency translation                                                       (67)                          (67)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive loss                                                                                           (342)
                                                                                                            ------------
                                                                                                            ------------
Comprehensive income                                                                                             32,757
Capital contributions                                      48,000                                                48,000
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2001                        2,500      335,329     239,078          15            746        577,668
Net loss                                                             (165,257)                                 (165,257)
Other comprehensive income:
   Unrealized capital gains                                                                       10,434         10,434
   Reclassification adjustment for
realized losses included in net
realized capital (losses) gains                                                                    1,126          1,126
   Foreign currency translation                                                      (630)                         (630)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive income                                                                                       10,930
                                                                                                            ------------
                                                                                                            ------------
Comprehensive loss                                                                                             (154,327)
Capital contributions                                     259,720                                               259,720
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2002                       $2,500     $595,049     $73,821       $(615)       $12,306       $683,061

Unrealized  capital  gains  (losses)  is shown net of tax  expense  (benefit)  of  $5,618,  ($140)  and $454 for  2002,  2001 and 2000,
respectively.  Reclassification  adjustment for realized losses (gains)  included in net realized  capital  (losses) gains is shown net of tax expense  (benefit) of $606, ($8) and $233 for 2002, 2001 and 2000,  respectively.  Foreign currency  translation is shown net of tax benefit of $339, $36 and $36 for 2002, 2001 and 2000, respectively.

                                            See notes to consolidated financial statements.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                                 Consolidated Statements of Cash Flows
                                                            (in thousands)

                                                                         For the Years Ended December 31,
                                                                           2002        2001        2000
                                                                           ----        ----        ----
Cash flow from operating activities:
   Net (loss) income                                                    $ (165,257) $   33,099  $   64,817
   Adjustments to reconcile net (loss) income to net
     cash (used in) provided by operating activities:
     Amortization and depreciation                                          21,649      13,374       5,758
     Deferral of acquisition costs                                        (244,322)   (209,136)   (495,103)
     Amortization of deferred acquisition costs                            510,059     224,047     184,616
     Deferred tax (benefit) expense                                        (99,071)     46,215      60,023
     Change in unrealized (gains) losses on derivatives                     (5,149)      2,902      (2,936)
     Increase (decrease) in policy reserves                                  3,293     (38,742)     50,892
     (Decrease) increase in net receivable/payable to affiliates           (99,490)    103,496     (72,063)
     Change in net income tax receivable/payable                            37,084       4,083     (58,888)
     Increase in other assets                                               (9,546)    (12,105)    (65,119)
     Decrease (increase) in accrued investment income                          541         472      (1,155)
     Decrease (increase) in reinsurance receivable                           2,286      (1,849)        420
     (Decrease) increase in accounts payable and accrued
expenses                                                                   (59,409)     55,912     (21,550)
     Net realized capital (gains) losses on derivatives                    (26,654)    (14,929)      5,554
     Net realized capital losses (gains) on investments                      9,616        (928)        688
                                                                        ----------  ----------  ----------
       Net cash (used in) provided by operating activities                (124,370)    205,911    (344,046)
                                                                        ----------  ----------  ----------

Cash flow from investing activities:
     Purchase of fixed maturity investments                               (388,053)   (462,820)   (380,737)
     Proceeds from sale and maturity of fixed
       maturity investments                                                367,263     390,816     303,736
     Purchase of derivatives                                               (61,998)   (103,533)    (14,781)
     Proceeds from exercise or sale of derivative instruments               88,956     113,051       5,936
     Purchase of shares in equity securities and dividend
reinvestments                                                              (49,713)    (55,430)    (18,136)
     Proceeds from sale of shares in equity securities                      34,220      25,228       8,345
     Purchase of fixed assets                                               (2,423)    (10,773)     (7,348)
     Increase in policy loans                                               (1,000)     (2,813)     (2,476)
                                                                        ----------  ----------  ----------
       Net cash used in investing activities                               (12,748)   (106,274)   (105,461)
                                                                        ----------  ----------  ----------

Cash flow from financing activities:
     Capital contribution                                                  259,720      48,000      71,450
     Pay down of surplus notes                                             (34,000)    (15,000)    (20,000)
     (Decrease) increase in future fees payable to ASI, net                (91,223)   (137,355)    358,376
     Deposits to contract owner accounts                                   808,209      59,681     172,441
     Withdrawals from contract owner accounts                             (164,964)   (130,476)   (102,603)
     Change in contract owner accounts, net of investment earnings        (588,315)     62,875     (55,468)
                                                                        ----------  ----------  ----------
       Net cash provided by (used in) financing activities                 189,427    (112,275)    424,196
                                                                        ----------  ----------  ----------

       Net increase (decrease) in cash and cash equivalents                 52,309     (12,638)    (25,311)
       Change in foreign currency translation                                 (970)       (103)       (101)
       Cash and cash equivalents at beginning of period                          -      12,741      38,153
       Cash and cash equivalents at end of period                       $   51,339  $        -  $   12,741
                                                                        ==========  ==========  ==========
     Income taxes (received) paid                                       $  (40,823) $  (43,130) $   29,644
                                                                        ==========  ==========  ==========
     Interest paid                                                      $   23,967  $   56,831  $  114,394
                                                                        ==========  ==========   =========
                                            See notes to consolidated financial statements.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                              Notes to Consolidated Financial Statements
                                                           December 31, 2002
                                                        (dollars in thousands)

1.       ORGANIZATION AND OPERATION

         American Skandia Life Assurance  Corporation ("ASLAC" or the "Company"),  with its principal offices in Shelton,  Connecticut, is a wholly-owned  subsidiary of American Skandia,  Inc. ("ASI").  On December 19, 2002, Skandia Insurance Company Ltd. (publ)
         ("SICL"),  an insurance  company  organized  under the laws of the Kingdom of Sweden,  and the ultimate  parent company of the
         Company,  entered into a definitive purchase agreement with Prudential Financial,  Inc., a New Jersey corporation ("Prudential
         Financial"),  whereby  Prudential  Financial  will  acquire the Company and  certain of its  affiliates  (the  "Acquisition").
         Consummation of the  transaction is subject to various  closing  conditions,  including  regulatory  approvals and approval of certain  matters by the board of  directors  and  shareholders  of the mutual  funds  advised by American  Skandia  Investment
         Services, Inc. ("ASISI"), a subsidiary of ASI.  The transaction is expected to close during the second quarter of 2003.

         The Company develops long-term savings and retirement  products,  which are distributed  through its affiliated  broker/dealer company,  American Skandia  Marketing,  Incorporated  ("ASM").  The Company currently issues term and variable  universal life insurance and variable  deferred and immediate  annuities for  individuals  and groups in the United States of America and its territories.

         The Company has 99.9% ownership in Skandia Vida, S.A. de C.V.  ("Skandia  Vida"),  which is a life insurance company domiciled in  Mexico.  Skandia  Vida had  total  shareholder's  equity  of  $5,023  and  $4,179  as of  December  31,  2002,  and  2001,
         respectively.  Skandia Vida has generated net losses of $2,706,  $2,619 and $2,540 in 2002,  2001 and 2000,  respectively.  As part of the  Acquisition,  it is expected  that the Company  will sell its  ownership  interest in Skandia  Vida to SICL.  The
         Company has filed for required  regulatory  approvals from the State of Connecticut  and Mexico related to the sale of Skandia
         Vida.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A.       Basis of Reporting
                  ------------------

                  The  accompanying  consolidated  financial  statements have been prepared in conformity  with  accounting  principles generally  accepted in the United  States  ("U.S.  GAAP").  Skandia  Vida has been  consolidated  in these  financial statements.  Intercompany  transactions  and balances  between the Company and Skandia Vida have been  eliminated  in consolidation.

                  Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

         B.       New Accounting Standard
                  -----------------------

                  Effective January 1, 2001, the Company adopted Statement of Financial  Accounting  Standards No. 133, "Accounting for
                  Derivative  Instruments  and Hedging  Activities,"  as amended by SFAS 137 and SFAS 138  (collectively  "SFAS  133").
                  Derivative instruments held by the Company consist of equity put option contracts utilized to

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  manage the economic risks associated with guaranteed  minimum death benefits ("GMDB").  These derivative  instruments are carried at fair value.  Realized and unrealized gains and losses are reported in the  Consolidated  Statements of
                  Income,  together with GMDB claims expense,  as a component of Guaranteed Minimum Death Benefit Claims, Net of Hedge.
                  The adoption of SFAS No. 133 did not have a material effect on the Company's financial statements.

                  Effective  April 1, 2001, the Company  adopted the Emerging  Issues Task Force ("EITF") Issue 99-20,  "Recognition of
                  Interest  Income and  Impairment on Purchased and Retained  Beneficial  Interests in Securitized  Financial  Assets."
                  Under the consensus,  investors in certain asset-backed  securities are required to record changes in their estimated yield on a prospective  basis and to evaluate these  securities for an other than temporary  decline in value. If the fair value of the  asset-backed  security has declined below its carrying  amount and the decline is determined to be other than  temporary,  the security is written  down to fair value.  The adoption of EITF Issue 99-20 did not have a significant effect on the Company's financial statements.

                  In July 2001, the Financial Accounting  Standards Board ("FASB") issued Statement of Financial Accounting  Standards.
                  No. 142  "Accounting  for  Goodwill  and  Intangible  Assets"  ("SFAS  142").  Under the new  standard,  goodwill and intangible  assets  deemed to have  indefinite  lives  will no  longer be  amortized  but will be  subject  to annual impairment  tests in accordance  with the new standard.  Other  intangible  assets will continue to be amortized over their useful lives.

                  The Company applied the new rules on the accounting for goodwill and other intangible  assets in the first quarter of
                  2002.  The adoption of SFAS 142 did not have a significant impact on the Company's financial statements.

C.       Investments
         -----------

                  The Company has classified its fixed maturity  investments as  available-for-sale  and, as such,  they are carried at fair value with changes in unrealized gains and losses reported as a component of other comprehensive income.

                  The Company has classified its equity  securities  held in support of a deferred  compensation  plan (see Note 12) as available-for-sale.  Such  investments are carried at fair value with changes in unrealized gains and losses reported as a component of other comprehensive income.

                  Policy loans are carried at their unpaid principal balances.

                  Realized capital gains and losses on disposal of investments are determined by the specific identification method.

                  Other than  temporary  impairment  charges are  determined  based on an analysis  that is  performed on a security by security basis and includes quantitative and qualitative factors.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

D.       Derivative Instruments
         ----------------------

                  The Company uses derivative instruments,  which consist of equity put option contracts, for risk management purposes, and not for trading or  speculation.  The Company  hedges the economic  GMDB exposure  associated  with equity market fluctuations.  As the equity markets decline,  the Company's  exposure to future GMDB claims  increases.  Conversely, as the equity  markets  increase  the  Company's  exposure to future GMDB claims  decreases.  The claims  exposure is reduced by the market value effect of the option contracts purchased.

                  Based on criteria  described in SFAS 133, the Company's fair value hedges do not qualify as  "effective"  hedges and, therefore,  hedge accounting may not be applied.  Accordingly,  the derivative  investments are carried at fair value with changes in unrealized  gains and losses being recorded in income as those changes occur.  As such, both realized and  unrealized  gains and losses are reported in the  Consolidated  Statements of Income,  together with GMDB claims expense, as a component of Guaranteed Minimum Death Benefit Claims, Net of Hedge.

                  As of  December  31,  2002 and 2001,  the  accumulated  difference  between  cost and market  value on the  Company's derivatives was an unrealized gain of $1,434 and an unrealized loss of $3,715,  respectively.  The amount of realized and unrealized  gains (losses) on the Company's  derivatives  recorded during the years ended December 31, 2002, 2001 and 2000 was $31,803, $12,027 and ($2,619), respectively.

E.       Cash Equivalents
         ----------------

                  The Company considers all highly liquid time deposits,  commercial paper and money market mutual funds purchased with a maturity date, at acquisition, of three months or less to be cash equivalents.

                  As of December 31, 2002,  $50 of cash  reflected on the Company's  financial  statements was restricted in compliance with regulatory requirements.

         F.       State Insurance Licenses
                  ------------------------

                  Licenses to do business  in all states have been  capitalized  and  reflected  at the  purchase  price of $6,000 less accumulated  amortization  of $2,038 at December 31, 2002.  Due to the adoption of SFAS 142, the cost of the licenses is no longer being  amortized but is subjected to an annual  impairment  test.  As of December 31, 2002,  the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore,  no impairment charge was required.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         G.       Income Taxes
                  ------------

                  The Company is  included in the  consolidated  federal  income tax return  filed by Skandia  U.S.  Inc.  and its U.S.
                  subsidiaries.  In  accordance  with the tax sharing  agreement,  the federal  income tax  provision  is computed on a separate return basis as adjusted for consolidated  items.  Pursuant to the terms of this agreement,  the Company has the right to recover  the value of losses  utilized  by the  consolidated  group in the year of  utilization.  To the extent the Company  generates  income in future years,  the Company is entitled to offset future taxes on that income through the application of its loss carry forward generated in the current year.

                  Deferred  income taxes reflect the net tax effects of temporary  differences  between the carrying  amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

         H.       Recognition of Revenue and Contract Benefits
                  --------------------------------------------

                  Revenues for variable  deferred  annuity  contracts  consist of charges  against  contract  owner  account  values or separate accounts for mortality and expense risks,  administration  fees, surrender charges and an annual maintenance fee per  contract.  Revenues for  mortality  and expense  risk  charges and  administration  fees are  recognized  as assessed  against the contract  holder.  Surrender charge revenue is recognized when the surrender charge is assessed against the contract  holder at the time of surrender.  Annual  maintenance  fees are earned  ratably  throughout the year.

                  Benefit  reserves  for the  variable  investment  options on annuity  contracts  represent  the account  value of the contracts and are included in the separate account liabilities.

                  Fee income from mutual fund organizations is recognized when assessed against assets under management.

                  Revenues for variable  immediate  annuity and  supplementary  contracts  with life  contingencies  consist of certain charges against contract owner account values including  mortality and expense risks and  administration  fees. These charges and fees are recognized as revenue as assessed  against the contract  holder.  Benefit  reserves for variable immediate  annuity  contracts  represent the account value of the contracts and are included in the separate  account liabilities.

                  Revenues for the market value adjusted  fixed  investment  option on annuity  contracts  consist of separate  account investment  income reduced by amounts  credited to the contract  holder for interest.  This net spread is included in return credited to contract owners on the  consolidated  statements of income.  Benefit  reserves for these contracts represent the account value of the contracts plus a

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  market value  adjustment,  and are included in the general account reserve for future policy and contract benefits to the extent in excess of the separate account assets, typically for the market value adjustment at the reporting date.

                  Revenues for fixed immediate  annuity and fixed  supplementary  contracts without life  contingencies  consist of net investment  income,  reported as a component of return  credited to contract  owners.  Revenues  for fixed  immediate annuity contracts with life  contingencies  consist of single premium payments  recognized as annuity  considerations when  received.  Benefit  reserves for these  contracts  are based on  applicable  actuarial  standards  with assumed interest  rates that vary by issue  year and are  included  in the  general  account  reserve  for future  policy and contract benefits.  Assumed interest rates ranged from 6.25% to 8.25% at December 31, 2002 and 2001.

                  Revenues for variable life insurance  contracts  consist of charges against contract owner account values or separate accounts for  mortality  and expense risk fees,  administration  fees,  cost of insurance  fees,  taxes and surrender charges.  Certain  contracts also include charges  against  premium to pay state premium taxes.  All of these charges are recognized as revenue when assessed  against the contract  holder.  Benefit  reserves for variable life insurance contracts represent the account value of the contracts and are included in the separate account liabilities.

         I.       Deferred Acquisition Costs
                  --------------------------

                  The costs of acquiring new business,  which vary with and are primarily related to new business generated,  are being deferred,  net of reinsurance.  These costs include commissions,  purchase credits,  costs of contract issuance,  and certain selling expenses that vary with production.

                  The Company uses the retrospective  deposit method for amortizing deferred  acquisition costs. This method results in deferred  acquisition  costs being  amortized in proportion to expected  gross profits,  from  surrender  charges and policy and asset based fees,  net of operating  and claim  costs.  The  deferred  acquisition  cost asset is adjusted retrospectively  and prospectively  when estimates of current and future gross profits to be realized from a group of products are revised.  Critical assumptions in estimating gross profits include those for surrenders,  long-term fund growth rate,  expenses and death  benefits.  The long-term fund growth rate, in large part,  determines the estimated future asset  levels on which the most  significant  revenues are based.  The  Company's  long-term  fund growth rate assumption is 8% (net of charges  assessed  against the underlying  mutual fund,  but before charges  assessed at the separate account and contract  level).  When current period actual asset growth is greater or less than the Company's long-term  expectation,  the Company adjusts the short-term asset growth rate to a level that will allow the Company, in the  short-term,  to resume the  long-term  asset growth rate  expectation.  The  short-term  asset growth rate is subject to constraints surrounding actual market conditions.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  Details of deferred acquisition costs and related amortization for the years ended December 31, are as follows:

                                                                 2002            2001            2000
                                                                 ----            ----            ----
                  Balance at beginning of year              $   1,383,281   $   1,398,192   $   1,087,705
                  Acquisition costs deferred during the
                       year                                       244,322         209,136         495,103
                  Acquisition costs amortized during the
                       year                                      (510,059)       (224,047)       (184,616)
                                                            -------------   -------------   -------------
                  Balance at end of year                    $   1,117,544   $   1,383,281   $   1,398,192
                                                            =============   =============   =============

                  As asset growth rates, during 2002 and 2001, have been far below the Company's long-term  assumption,  the adjustment to the  short-term  asset growth rate had risen to a level,  before being capped,  that in  management's  opinion was excessive in the current market  environment.  Based on an analysis of those short-term  rates, the related estimates of future gross profits and an impairment  study,  management of the Company  determined  that the  short-term  asset growth rate should be reset to the level of the long-term  growth rate  expectation  as of September  30, 2002.  This resulted in an acceleration of amortization of approximately $206,000.

                  Throughout the year, the Company also updated its future  estimated  gross profits with respect to certain  mortality assumptions  reflecting  actual  experience and the decline in the equity markets  resulting in additional  increased amortization of approximately $72,000.

         J.       Reinsurance
                  -----------

                  The Company cedes reinsurance  under modified  co-insurance  arrangements.  These  reinsurance  arrangements  provide additional  capacity for growth in supporting the cash flow strain from the Company's  variable  annuity and variable life insurance business.  The reinsurance is effected under quota share contracts.

                  At December 31, 2002 and 2001, in accordance with the provisions of the modified coinsurance agreements,  the Company accrued approximately $5,447 and $7,733,  respectively,  for amounts receivable from favorable reinsurance experience on certain blocks of variable annuity business.

         K.       Translation of Foreign Currency
                  -------------------------------

                  The financial  position and results of operations of Skandia Vida are measured using local currency as the functional currency.  Assets and  liabilities  are  translated  at the exchange rate in effect at each  year-end.  Statements of income and changes in  shareholder's  equity accounts are translated at the average rate prevailing  during the year.
                  Translation  adjustments  arising  from the use of differing  exchange  rates from period to period are reported as a component of other comprehensive income.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         L.       Separate Accounts
                  -----------------

                  Assets and  liabilities  in separate  accounts are included as separate  captions in the  consolidated  statements of financial  condition.  Separate account assets consist  principally of long term bonds,  investments in mutual funds, short-term  securities and cash and cash  equivalents,  all of which are carried at fair value.  The  investments are managed predominately through ASISI,  utilizing various fund managers as sub-advisors.  The remaining investments are managed by independent  investment  firms. The contract holder has the option of directing funds to a wide variety of investment  options,  most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contract  holder.  Fixed  options with minimum  guaranteed  interest  rates are also  available.  The
                  Company bears the credit risk associated with the investments that support these fixed options.

                  Included in Separate  Account  liabilities  are reserves of $1,828,048  and $1,092,944 at December 31, 2002 and 2001,
                  respectively,  relating to deferred  annuity  investment  options for which the contract holder is guaranteed a fixed rate of return.  These reserves are calculated using the Commissioners  Annuity Reserve  Valuation  Method.  Separate
                  Account  assets of  $1,828,048  and  $1,092,944  at December  31, 2002 and 2001,  respectively,  consisting  of fixed maturities, equity securities,  short-term securities, cash and cash equivalents,  accrued investment income, accrued liabilities  and amounts due to/from the General Account are held in support of these annuity  obligations,  pursuant to state regulation.

                  Included in the general  account,  within  Reserves  for Future  Policy and  Contract  Benefits,  is the market value adjustment  associated with the guaranteed,  fixed rate investment  options,  assuming the market value adjustment at the reporting date.

                  Net investment  income (including net realized capital gains and losses) and interest credited to contract holders on separate account assets are not separately reflected in the Consolidated Statements of Income.

M.       Unearned Performance Credits
         ----------------------------

                  The Company defers certain bonus credits  applied to contract holder  deposits.  The credit is reported as a contract holder  liability  within separate  account  liabilities and the deferred expense is reported as a component of other assets.  As the contract  holder must keep the contract  in-force for 10 years to earn the bonus credit,  the Company amortizes  the deferred  expense on a  straight-line  basis over 10 years.  If the  contract  holder  surrenders  the contract or the  contract  holder  dies prior to the end of 10 years,  the bonus  credit is returned to the  Company.
                  This component of the bonus credit is amortized in proportion to expected  surrenders  and mortality.  As of December
                  31, 2002 and 2001, the unearned performance credit asset was $83,288 and $89,234, respectively.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         N.       Estimates
                  ---------

                  The  preparation of financial  statements in conformity  with U.S. GAAP requires that  management  make estimates and assumptions  that affect the reported  amount of assets and  liabilities at the date of the financial  statements and the reported  amounts of revenues and expenses  during the  reporting  period.  The more  significant  estimates  and assumptions  are related to deferred  acquisition  costs and involve  estimates of future policy  lapses,  investment returns and maintenance expenses.  Actual results could differ from those estimates.

3.       INVESTMENTS

         The  amortized  cost,  gross  unrealized  gains and  losses  and fair  value of fixed  maturities  and  investments  in equity securities  as of  December  31,  2002 and 2001 are shown  below.  All  securities  held at  December  31,  2002 and 2001 were publicly traded.

         Investments in fixed maturities as of December 31, 2002 consisted of the following:

                                                                     Gross          Gross
                                                    Amortized     Unrealized     Unrealized
                                                      Cost           Gains         Losses       Fair Value
                                                      ----           -----         ------       ----------
         U.S. Government obligations              $    270,969   $    15,658       $    (78)   $    286,549
         Obligations of state and political
           subdivisions                                    253             9             (1)            261
         Corporate securities                          108,200         3,631            (40)        111,791
                                                  ------------   -----------       --------    ------------
              Totals                              $    379,422   $    19,298       $   (119)   $    398,601
                                                  ============   ===========       ========    ============

         The  amortized  cost and fair value of fixed  maturities,  by  contractual  maturity,  at December  31, 2002 are shown  below.
         Actual maturities may differ from contractual maturities due to call or prepayment provisions.

                                                       Amortized
                                                          Cost        Fair Value
                                                          ----        ----------
         Due in one year or less                      $    12,793   $    12,884
         Due after one through five years                 165,574       171,830
         Due after five through ten years                 186,609       198,913
         Due after ten years                               14,446        14,974
                                                      -----------   -----------
           Total                                      $   379,422   $   398,601
                                                      ===========   ===========

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

3.       INVESTMENTS (continued)

         Investments in fixed maturities as of December 31, 2001 consisted of the following:

                                                                     Gross          Gross
                                                    Amortized     Unrealized     Unrealized
                                                      Cost           Gains         Losses       Fair Value
                                                      ----           -----         ------       ----------
         U.S. Government obligations                 $198,136         $2,869          $(413)      $200,592
         Obligations of state and political
           subdivisions                                   252              8              -            260
         Corporate securities                         158,494          4,051           (566)       161,979
                                                   ----------        -------         ------     ----------
              Totals                                 $356,882         $6,928          $(979)      $362,831
                                                     ========         ======          =====       ========

         Proceeds  from sales of fixed  maturities  during 2002,  2001 and 2000 were  $367,213,  $386,816 and  $302,632,  respectively.
         Proceeds from maturities during 2002, 2001 and 2000 were $50, $4,000 and $1,104, respectively.

         The cost, gross unrealized gains/losses and fair value of investments in equity securities at December 31 are shown below:

                                                           Gross          Gross
                                                        Unrealized     Unrealized        Fair
                                            Cost           Gains         Losses          Value
                                            ----           -----         ------          -----
         2002                             $ 52,017         $ 136        $    (384)     $ 51,769
         2001                             $  49,886        $ 122        $ (4,925)      $ 45,083

         Net realized  investment gains (losses),  determined on a specific  identification  basis, were as follows for the years ended
         December 31:

                                                          2002          2001           2000
                                                          ----          ----           ----
         Fixed maturities:
           Gross gains                                $    8,213      $  8,849       $  1,002
           Gross losses                                   (4,468)       (4,387)        (3,450)

         Investment in equity securities:
           Gross gains                                        90           658          1,913
           Gross losses                                  (13,451)       (4,192)          (153)
                                                      ----------      --------       --------

              Totals                                  $   (9,616)     $    928       $   (688)
                                                      ==========      ========       ========

         During 2002, the Company  determined that certain amounts of its investment in equity  securities were other than  temporarily impaired and, accordingly, recorded a loss of $3,769.

         As of December 31, 2002, the Company did not own any  investments in fixed maturity  securities  whose carrying value exceeded
         10% of the Company's equity.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

3.       INVESTMENTS (continued)

         As of December 31, 2002, the following fixed maturities were restricted in compliance with regulatory requirements:

         Security                                                      Fair Value
         --------                                                      ----------
         U.S. Treasury Note, 6.25%, February 2003                           $4,345
         U.S. Treasury Note, 3.00%, November 2003                              183
         Puerto Rico Commonwealth, 4.60%, July 2004                            210
         Puerto Rico Commonwealth, 4.875%, July 2023                            52

4.       FAIR VALUES OF FINANCIAL INSTRUMENTS

         The methods and assumptions used to determine the fair value of financial instruments are as follows:

         Fair values of fixed  maturities  with active markets are based on quoted market prices.  For fixed  maturities  that trade in less active markets, fair values are obtained from an independent pricing service.

         Fair values of equity securities are based on quoted market prices.

         The fair value of derivative instruments is determined based on the current value of the underlying index.

         The  carrying  value of cash and cash  equivalents  (cost)  approximates  fair  value  due to the  short-term  nature of these investments.

         The carrying value of policy loans approximates fair value.

         Fair value of future fees payable to ASI are determined on a discounted  cash flow basis,  using best estimate  assumptions of lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management.

         The carrying value of short-term borrowings (cost) approximates fair value due to the short-term nature of these liabilities.

         Fair value of surplus notes are  determined  based on a discounted  cash flow basis with a projected  payment of principal and all accrued interest at the maturity date (see Note 14 for payment restrictions).

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

4.       FAIR VALUES OF FINANCIAL INSTRUMENTS (continued)

         The fair values and carrying values of financial instruments at December 31, 2002 and 2001 are as follows:

                                                   December 31, 2002                December 31, 2001
                                                   -----------------                -----------------
                                             Fair Value     Carrying Value    Fair Value     Carrying Value
                                           -------------- ------------------ ------------- ------------------
                                           -------------- ------------------ ------------- ------------------
        Assets
        ------
        Fixed Maturities                         $398,601           $398,601      $362,831           $362,831
        Equity Securities                          51,769             51,769        45,083             45,083
        Derivative Instruments                     10,370             10,370         5,525              5,525
        Policy Loans                                7,559              7,559         6,559              6,559

        Liabilities
        -----------
        Future Fees Payable to ASI                429,773            708,249       546,357            799,472
        Short-term Borrowing                       10,000             10,000        10,000             10,000
        Surplus Notes and accrued
           interest of $29,230 and
           $25,829 in 2002 and 2001,
           respectively                           140,777            139,230       174,454            169,829

5.       NET INVESTMENT INCOME

         The sources of net investment income for the years ended December 31 were as follows:

                                                          2002          2001           2000
                                                          ----          ----           ----
         Fixed maturities                              $  18,015     $  18,788      $  13,502
         Cash and cash equivalents                         1,116           909          5,209
         Equity securities                                   809           622             99
         Policy loans                                        403           244             97
                                                      ----------    ----------     ----------
         Total investment income                          20,343        20,563         18,907
         Investment expenses                                (711)         (437)          (312)
                                                      ----------    ----------     ----------
         Net investment income                         $19,632       $  20,126      $  18,595
                                                       ========      ========= ==   =========

6.       INCOME TAXES

         The significant components of income tax expense for the years ended December 31 were as follows:

                                                            2002          2001         2000
                                                            ----          ----         ----
         Current tax benefit                            $    (3,739)   $  (39,047)  $   (29,244)
         Deferred tax expense, excluding operating
           loss carryforwards                                35,915        60,587        60,023
         Deferred tax benefit for operating and
           capital loss carryforwards                      (134,986)      (14,372)            -
                                                        -----------    ----------   -----------
              Total income tax (benefit) expense        $  (102,810)   $    7,168   $    30,779
                                                        ===========    ==========   ===========

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                             Notes to Consolidated Financial Statements (continued)

6.       INCOME TAXES (continued)

         Deferred tax assets (liabilities) include the following at December 31:

                                                           2002          2001
                                                           ----          ----
         Deferred tax assets:
           GAAP to tax reserve differences             $   165,348   $   241,503
           Future fees payable to ASI                       21,475        63,240
           Deferred compensation                            20,603        20,520
           Net operating loss carry forward                147,360        14,372
           Other                                             6,530        17,276
                                                       -----------   -----------
              Total deferred tax assets                    361,316       356,911
                                                       -----------   -----------

         Deferred tax liabilities:
           Deferred acquisition costs, net                (312,933)     (404,758)
           Net unrealized gains on fixed
              maturity securities                           (6,713)       (2,082)
           Other                                            (3,464)       (5,051)
                                                       -----------   -----------
              Total deferred tax liabilities              (323,110)     (411,891)
                                                       -----------   -----------
                Net deferred tax asset (liability)     $    38,206   $   (54,980)
                                                       ===========   ===========

         In  accordance  with SFAS 109, the Company has  performed  an analysis of its  deferred  tax assets to assess  recoverability.
         Looking at a variety  of items,  most  notably,  the timing of the  reversal  of  temporary  items and future  taxable  income projections, the Company determined that no valuation allowance is needed.

         The income tax (benefit)  expense was different from the amount computed by applying the federal  statutory tax rate of 35% to pre-tax income from continuing operations as follows:

                                                                   2002            2001           2000
                                                                   ----            ----           ----
         (Loss) income before taxes
           Domestic                                           $   (265,361)   $   42,886      $   98,136
           Foreign                                                  (2,706)       (2,619)         (2,540)
                                                              ------------    ----------      ----------
           Total                                                  (268,067)       40,267          95,596
           Income tax rate                                              35%           35%             35%
                                                              -------------   -----------     -----------
         Tax (benefit) expense at federal statutory income
           tax rate                                                (93,823)       14,093          33,459

         Tax effect of:
           Dividend received deduction                             (12,250)       (8,400)         (7,350)
           Losses of foreign subsidiary                                947           917             889
           Meals and entertainment                                     603           603             841
           State income taxes                                            -           (62)           (524)
           Federal provision to return differences                     709          (177)          3,235
           Other                                                     1,004           194             229
                                                              ------------    ----------      ----------
              Income tax (benefit) expense                    $   (102,810)   $    7,168      $   30,779
                                                              ============    ==========      ==========

         The Company's net operating loss carry forwards,  totaling  approximately $421,029 (pre-tax) at December 31, 2002, will expire in 2016 and 2017.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

7.       COST ALLOCATION AGREEMENTS WITH AFFILIATES

         Certain  operating  costs  (including  rental of office space,  furniture,  and equipment) have been charged to the Company at cost by American Skandia Information  Services and Technology  Corporation  ("ASIST"),  an affiliated company.  ASLAC signed a written  service  agreement with ASIST for these services  executed and approved by the  Connecticut  Insurance  Department in
         1995.  This agreement  automatically  continues in effect from year to year and may be terminated by either party upon 30 days written notice.  The Company has also paid and charged  operating  costs to several of its  affiliates.  The total cost to the
         Company  for these items was  $8,177,  $6,179 and $13,974 in 2002,  2001 and 2000,  respectively.  Income  received  for these items was approximately $13,052, $13,166 and $11,186 in 2002, 2001 and 2000, respectively.

         Allocated  depreciation expense was $7,440,  $8,764 and $9,073 in 2002, 2001 and 2000,  respectively.  Allocated lease expense was  $5,808,  $6,517 and $5,606 in 2002,  2001 and 2000,  respectively.  Allocated  sub-lease  rental  income,  recorded  as a reduction to lease  expense,  was $738, $30 and $0 in 2002,  2001 and 2000,  respectively.  Assuming that the written  service agreement  between ASLAC and ASIST  continues  indefinitely,  ASLAC's  allocated  future  minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2002 are as follows:

                                                                       Lease         Sub-Lease
                                                                       -----         ---------
                                  2003                            $     4,847      $     1,616
                                  2004                                  5,275            1,773
                                  2005                                  5,351            1,864
                                  2006                                  5,328            1,940
                                  2007                                  5,215            1,788
                                  2008 and thereafter                  19,629            7,380
                                                                  -----------      -----------
                                  Total                           $    45,645      $    16,361
                                                                  ===========      ===========

         Beginning in 1999,  the Company was  reimbursed by ASM for certain  distribution  related costs  associated  with the sales of business  through an investment  firm where ASM serves as an introducing  broker dealer.  Under this  agreement,  the expenses reimbursed were $8,255,  $6,610 and $6,064 in 2002,  2001 and 2000,  respectively.  As of December 31, 2002 and 2001,  amounts receivable under this agreement were approximately $458 and $639, respectively.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

8.       FUTURE FEES PAYABLE TO ASI

         In a series of  transactions  with ASI,  the  Company  transferred  certain  rights to  receive a portion  of future  fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

         The proceeds  from the  transfers  have been recorded as a liability  and are being  amortized  over the  remaining  surrender charge  period of the  designated  contracts  using the  interest  method.  The Company did not  transfer the right to receive future fees and charges after the expiration of the surrender charge period.

         In  connection  with  these  transactions,  ASI,  through  special  purpose  trusts,  issued  collateralized  notes in private placements, which are secured by the rights to receive future fees and charges purchased from the Company.

         Under the terms of the securitization  purchase  agreements,  the rights  transferred  provide for ASI to receive a percentage
         (60%,  80% or 100%  depending on the  underlying  commission  option) of future  mortality and expense  charges and contingent deferred  sales  charges,  after  reinsurance,  expected to be realized  over the  remaining  surrender  charge  period of the designated  contracts  (generally 6 to 8 years).  The  liability  for future fees payable to ASI at the balance  sheet date is based on the consideration  received less principal repayments according to amortization  schedules that were developed at the inception of the  transactions.  If actual  mortality and expense charges and contingent  deferred sales charges are less than those  projected in the original  amortization  schedules,  calculated  on a  transaction  by  transaction  basis,  ASI has no recourse against the Company.  As account values associated with the designated  contracts have declined,  consistent with the overall  decline in the equity  markets,  current  mortality  and  expense  charges  have been lower than  expected on certain transactions  and it is likely that future  mortality  and expense  charges,  on those same  transactions,  will be lower than originally  projected.  As a result,  the ultimate cash flows associated with these transactions that will transfer to ASI may be lower than the current carrying amount of the liability (see Note 4).

         On April 12, 2002,  the Company  entered into a new  securitization  purchase  agreement  with ASI.  This  transaction  covers designated  blocks of business  issued from November 1, 2000 through  December 31, 2001.  The  estimated  present value of the transaction at April 12, 2002, using a discount rate of 6.00%, was $101,713.

         Payments,  representing fees and charges in the aggregate amount, of $186,810,  $207,731 and $219,523 were made by the Company to ASI in 2002, 2001 and 2000,  respectively.  Related interest expense of $828,  $59,873 and $70,667 has been included in the consolidated statements of income for 2002, 2001 and 2000, respectively.

         The  Commissioner  of the State of  Connecticut  has approved the transfer of future fees and charges;  however,  in the event that the Company becomes subject to an order of liquidation or  rehabilitation,  the  Commissioner has the ability to restrict the payments due to ASI, into a restricted account, under the Purchase Agreement subject to certain terms and conditions.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

8.       FUTURE FEES PAYABLE TO ASI (continued)

         The present values of the transactions as of the respective effective date were as follows:

                              Closing      Effective        Contract Issue        Discount       Present
           Transaction         Date          Date               Period              Rate          Value
           -----------         ----          ----               ------              ----          -----

             1996-1           12/17/96        9/1/96        1/1/94 - 6/30/96        7.5%          $50,221
             1997-1            7/23/97        6/1/97        3/1/96 - 4/30/97        7.5%           58,767
             1997-2           12/30/97       12/1/97        5/1/95 - 12/31/96       7.5%           77,552
             1997-3           12/30/97       12/1/97        5/1/96 - 10/31/97       7.5%           58,193
             1998-1            6/30/98        6/1/98        1/1/97 - 5/31/98        7.5%           61,180
             1998-2           11/10/98       10/1/98        5/1/97 - 8/31/98        7.0%           68,573
             1998-3           12/30/98       12/1/98        7/1/96 - 10/31/98       7.0%           40,128
             1999-1            6/23/99        6/1/99        4/1/94 - 4/30/99        7.5%          120,632
             1999-2           12/14/99       10/1/99       11/1/98 - 7/31/99        7.5%          145,078
             2000-1            3/22/00        2/1/00        8/1/99 - 1/31/00        7.5%          169,459
             2000-2            7/18/00        6/1/00        2/1/00 - 4/30/00        7.25%          92,399
             2000-3           12/28/00       12/1/00        5/1/00 - 10/31/00       7.25%         107,291
             2000-4           12/28/00       12/1/00        1/1/98 - 10/31/00       7.25%         107,139
             2002-1            4/12/02        3/1/02       11/1/00 - 12/31/01       6.00%         101,713

         Payments of future fees payable to ASI, according to original amortization schedules, as of December 31, 2002 are as follows:

                                          Year         Amount
                                          ----         ------

                                          2003      $   186,854
                                          2004          171,093
                                          2005          147,902
                                          2006          117,761
                                          2007           66,270
                                          2008           18,369
                                                    -----------
                                          Total     $   708,249
                                                    ===========

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

9.       LEASES

         The Company  entered into an eleven year lease  agreement  for office space in  Westminster,  Colorado,  effective  January 1,
         2001.  Lease expense for 2002 and 2001 was $2,583 and $1,602,  respectively.  Sub-lease  rental income was $227 in 2002 and $0 in 2001.  Future  minimum  lease  payments  and  sub-lease  receipts  per year and in aggregate as of December 31, 2002 are as follows:

                                                                       Lease           Sub-Lease
                                                                       -----           ---------
                                   2003                          $    1,913         $      426
                                   2004                               1,982                455
                                   2005                               2,050                500
                                   2006                               2,050                533
                                   2007                               2,050                222
                                   2008 and thereafter                8,789                  0
                                                                 ----------         ----------
                                   Total                         $   18,834         $    2,136
                                                                 ==========         ==========

10.      RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Statutory basis shareholder's equity was $279,957 and $226,780 at December 31, 2002 and 2001, respectively.

         The Company  incurred  statutory  basis net losses in 2002 of $192,474  due  primarily to  significant  declines in the equity markets,  increasing GMDB reserves  calculated on a statutory  basis.  Statutory  basis net losses for 2001 were $121,957,  as compared to income of $11,550 in 2000.

         Under various state insurance  laws, the maximum amount of dividends that can be paid to  shareholders  without prior approval of the state  insurance  department is subject to  restrictions  relating to statutory  surplus and net gain from  operations.
         For 2003, no amounts may be distributed without prior approval.

11.      STATUTORY ACCOUNTING PRACTICES

         The Company  prepares its statutory basis  financial  statements in accordance  with  accounting  practices  prescribed by the
         State of Connecticut  Insurance  Department.  Prescribed  statutory  accounting practices include publications of the National
         Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules.

         The NAIC adopted the  Codification of Statutory  Accounting  Principles  (Codification)  in March 1998. The effective date for codification  was January 1, 2001. The Company's  state of domicile,  Connecticut,  has adopted  codification  and the Company has made the necessary changes in its statutory  accounting and reporting required for  implementation.  The overall impact of adopting  codification in 2001 was a one-time,  cumulative change in accounting benefit recorded directly in statutory surplus of $12,047.

         In addition,  during 2001, based on a recommendation from the State of Connecticut Insurance  Department,  the Company changed its statutory method of accounting for its

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

11.      STATUTORY ACCOUNTING PRACTICES (continued)

         liability  associated  with  securitized  variable  annuity  fees.  Under the new  method of  accounting,  the  liability  for securitized  fees is established  consistent with the method of accounting for the liability  associated with variable annuity fees ceded under  reinsurance  contracts.  This equates to the statutory  liability at any  valuation  date being equal to the
         Commissioners  Annuity  Reserve  Valuation  Method  (CARVM) offset related to the  securitized  contracts.  The impact of this change in accounting,  representing  the difference in the liability  calculated under the old method versus the new method as of January 1, 2001,  was  reported as a  cumulative  effect of change in  accounting  benefit  recorded  directly in statutory surplus of approximately $20,215.

         In 2001, the Company, in agreement with the Connecticut Insurance  Department,  changed its reserving methodology to recognize free  partial  withdrawals  and to reserve  on a  "continuous"  rather  than  "curtate"  basis.  The impact of these  changes, representing  the difference in reserves  calculated  under the new methods versus the old methods,  was recorded  directly to surplus as changes in reserves on account of  valuation  basis.  This  resulted  in an increase to the  unassigned  deficit of approximately $40,511.

         Effective  January 1, 2002, the Company  adopted  Statement of Statutory  Accounting  Principles No. 82,  "Accounting  for the
         Costs of Computer  Software  Developed  or Obtained  for Internal Use and Web Site  Development  Costs"  ("SSAP 82").  SSAP 82
         requires the  capitalization  of certain costs  incurred in  connection  with  developing or obtaining  internal use software.
         Prior to the adoption of SSAP 82, the Company  expensed all internal use software  related costs as incurred.  The Company has identified and capitalized  $5,935 of costs  associated with internal use software as of January 1, 2002 and is amortizing the applicable costs on a straight-line  basis over a three year period.  The costs  capitalized as of January 1, 2002 resulted in a direct increase to surplus.  Amortization expense for the year ended December 31, 2002 was $757.

12.      EMPLOYEE BENEFITS

         The Company has a 401(k) plan for which  substantially  all employees are eligible.  Under this plan,  the Company  provides a
         50% match on employees'  contributions up to 6% of an employee's  salary (for an aggregate match of up to 3% of the employee's salary).  Additionally,  the Company may contribute  additional  amounts based on  profitability of the Company and certain of its  affiliates.  Expenses  related  to this  program  in 2002,  2001 and 2000 were $719,  $2,738  and  $3,734,  respectively.
         Company  contributions  to this plan on behalf of the  participants  were  $921,  $2,549  and  $4,255 in 2002,  2001 and 2000, respectively.

         The Company has a deferred  compensation  plan,  which is available to the field marketing staff and certain other  employees.
         Expenses related to this program in 2002, 2001 and 2000 were $3,522,  $1,615 and $1,030,  respectively.  Company contributions to this plan on behalf of the participants were $5,271, $1,678 and $2,134 in 2002, 2001 and 2000, respectively.

         The  Company  and  certain  affiliates  cooperatively  have a  long-term  incentive  program  under which units are awarded to executive  officers  and other  personnel.  The Company and  certain  affiliates  also have a profit  sharing  program,  which benefits all employees

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

12.      EMPLOYEE BENEFITS (continued)

         below the  officer  level.  These  programs  consist  of  multiple  plans  with new plans  instituted  each  year.  Generally, participants  must remain  employed by the  Company or its  affiliates  at the time such units are payable in order to receive any payments  under the programs.  The accrued  liability  representing  the value of these units was $7,083 and $13,645 as of
         December 31, 2002 and 2001,  respectively.  Expenses  (income)  related to these programs in 2002, 2001 and 2000, were $1,471,
         ($9,842) and $2,692,  respectively.  Payments  under these  programs were $8,033,  $8,377 and $13,697 in 2002,  2001 and 2000, respectively.

13.      FINANCIAL REINSURANCE

         The Company cedes  insurance to other  insurers in order to fund the cash strain  generated from  commission  costs on current sales and to limit its risk exposure.  The Company uses modified  coinsurance  reinsurance  arrangements whereby the reinsurer shares in the experience of a specified  book of business.  These  reinsurance  transactions  result in the Company  receiving from the reinsurer an upfront ceding  commission on the book of business ceded in exchange for the reinsurer  receiving in the future,  the future fees  generated  from that book of  business.  Such  transfer  does not relieve the Company of its primary liability and, as such,  failure of reinsurers to honor their  obligation  could result in losses to the Company.  The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

         The effect of reinsurance for the 2002, 2001 and 2000 was as follows:

        2002                                                            Gross          Ceded           Net
        ----                                                            -----          -----           ---
        Annuity and life insurance charges and fees                 $   406,272     $   (36,268)  $   370,004
        Return credited to contract owners                          $     5,221     $       (25)  $     5,196
        Underwriting, acquisition and other insurance
        expenses (deferal of acquisition costs)                     $   154,588     $    34,140   $   188,728
        Amortization of deferred acquisition costs                  $   542,945     $   (32,886)  $   510,059

        2001
        ----
        Annuity and life insurance charges and fees                 $   430,914     $   (42,218)  $   388,696
        Return credited to contract owners                          $     5,704     $        92   $     5,796
        Underwriting, acquisition and other insurance
        expenses (deferral of acquisition costs)                    $   163,677     $    33,078   $   196,755
        Amortization of deferred acquisition costs                  $   231,290     $    (7,243)  $   224,047

        2000
        ----
        Annuity and life insurance charges and fees                 $   473,318     $   (48,740)  $   424,578
        Return credited to contract owners                          $     8,540     $       (77)  $     8,463
        Underwriting, acquisition and other insurance
        expenses (deferral of acquisition costs)                    $   108,399     $    42,198   $   150,597
        Amortization of deferred acquisition costs                  $   205,174     $   (20,558)  $   184,616

         In December 2000,  the Company  entered into a modified  coinsurance  agreement with SICL covering  certain  contracts  issued since January 1996.  The impact of this treaty to the

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

13.      FINANCIAL REINSURANCE (continued)

         Company was pre-tax  (loss)  income of  ($4,137),  $8,394 and $23,341 in 2002,  2001 and 2000,  respectively.  At December 31,
         2002 and 2001, $675 and $1,137, respectively, was receivable from SICL under this agreement.

14.      SURPLUS NOTES

         The Company has issued  surplus  notes to ASI in exchange  for cash.  Surplus  notes  outstanding  as of December 31, 2002 and
         2001, and interest expense for 2002, 2001 and 2000 were as follows:

                                                     Liability as of
                                                      December 31,                    Interest Expense
                                   Interest                                            For the Years
            Note Issue Date          Rate          2002          2001          2002         2001         2000
         ----------------------    ---------     ----------    ----------    ---------    ---------    ---------
         ----------------------    ---------     ----------

         February 18, 1994           7.28%               -             -             -            -          732
         March 28, 1994              7.90%               -             -             -            -          794
         September 30, 1994          9.13%               -             -             -        1,282        1,392
         December 19, 1995           7.52%               -        10,000           520          763          765
         December 20, 1995           7.49%               -        15,000           777        1,139        1,142
         December 22, 1995           7.47%               -         9,000           465          682          684
         June 28, 1996               8.41%          40,000        40,000         3,411        3,411        3,420
         December 30, 1996           8.03%          70,000        70,000         5,699        5,699        5,715
                                                 ----------    ----------    ---------    ---------    ---------
                                                 ----------    ----------    ---------    ---------    ---------

         Total                                    $110,000      $144,000       $10,872      $12,976      $14,644
                                                 ==========    ==========    =========    =========    =========

         On September 6, 2002,  surplus notes for $10,000,  dated  December 19, 1995,  $15,000,  dated  December 20, 1995,  and $9,000, dated  December 22,  1995,  were  repaid.  On December 3, 2001, a surplus  note,  dated  September  30, 1994,  for $15,000 was repaid.  On December 27, 2000,  surplus notes for $10,000,  dated February 18, 1994, and $10,000,  dated March 28, 1994,  were repaid.  All surplus notes mature seven years from the issue date.

         Payment of interest and repayment of principal for these notes is subject to certain  conditions  and require  approval by the
         Insurance  Commissioner  of the State of Connecticut.  At December 31, 2002 and 2001,  $29,230 and $25,829,  respectively,  of accrued interest on surplus notes was not permitted for payment under these criteria.

15.      SHORT-TERM BORROWING

         The  Company  had a  $10,000  short-term  loan  payable  to ASI at  December  31,  2002 and 2001 as part of a  revolving  loan agreement.  The loan had an interest  rate of 1.97% and matured on January 13,  2003.  The loan was  subsequently  rolled over with a new  interest  rate of 1.82% and a new  maturity  date of March 13,  2003.  The loan was further  extended to April 30,
         2003 and a new interest rate of 1.71%.  The total  related  interest  expense to the Company was $271,  $522 and $687 in 2002,
         2001 and 2000, respectively.  Accrued interest payable was $10 and $113 as of December 31, 2002 and 2001, respectively.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

15.      SHORT-TERM BORROWING (continued)

         On January 3, 2002,  the Company  entered  into a $150,000  credit  facility  with ASI.  This credit  facility  terminates  on
         December 31, 2005 and bears  interest at the offered rate in the London  interbank  market (LIBOR) plus 0.35 percent per annum for the relevant  interest  period.  Interest  expense related to these  borrowings was $2,243 for the year ended December 31,
         2002.  As of December 31, 2002, no amount was outstanding under this credit facility.

16.      CONTRACT WITHDRAWAL PROVISIONS

         Approximately  99% of the Company's  separate account  liabilities are subject to discretionary  withdrawal by contract owners at market value or with market value  adjustment.  Separate  account assets,  which are carried at fair value, are adequate to pay such  withdrawals,  which are generally  subject to surrender  charges ranging from 10% to 1% for contracts held less than
         10 years.

17.      RESTRUCTURING CHARGES

         On March 22,  2001 and  December  3, 2001,  the  Company  announced  separate  plans to reduce  expenses  to better  align its operating  infrastructure  with the current investment market  environment.  As part of the two plans, the Company's workforce was  reduced by  approximately  140  positions  and 115  positions,  respectively,  affecting  substantially  all areas of the
         Company.  Estimated  pre-tax  severance  benefits  of $8,500  have been  charged  against  2001  operations  related  to these reductions.  These  charges  have been  reported in the  Consolidated  Statements  of Income as a component  of  Underwriting,
         Acquisition and Other Insurance Expenses. As of December 31, 2002 and 2001, the remaining  restructuring  liability,  relating primarily to the December 3, 2001 plan, was $12 and $4,104, respectively.

18.      COMMITMENTS AND CONTINGENT LIABILITIES

         In recent years, a number of annuity  companies have been named as defendants in class action lawsuits  relating to the use of variable  annuities as funding vehicles for tax- qualified  retirement  accounts.  The Company is currently a defendant in one such lawsuit.  A purported class action  complaint was filed in the United States District Court for the Southern  District of
         New York on  December  12,  2002,  by Diane C.  Donovan  against  the Company  and  certain of its  affiliates  (the  "Donovan
         Complaint").  The  Donovan  Complaint  seeks  unspecified  compensatory  damages  and  injunctive  relief from the Company and certain of its  affiliates.  The Donovan  Complaint  claims that the Company and certain of its  affiliates  violated  federal securities laws in marketing  variable  annuities.  This litigation is in the preliminary  stages.  The Company  believes this action is without merit, and intends to vigorously defend against this action.

         The  Company  is also  involved  in other  lawsuits  arising,  for the most  part,  in the  ordinary  course  of its  business operations.  While the  outcome of these  other  lawsuits  cannot be  determined  at this  time,  after  consideration  of the defenses available to the Company,  applicable insurance coverage and any related reserves  established,  these other lawsuits are not expected to result in  liability  for amounts  material to the  financial  condition  of the Company,  although it may adversely affect results of operations in future periods.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

18.      COMMITMENTS AND CONTINGENT LIABILITIES (continued)

         As discussed  previously,  on December 19, 2002, SICL entered into a definitive purchase agreement (the "Purchase  Agreement")
         to sell its  ownership  interest in the Company and certain  affiliates  to  Prudential  Financial  for  approximately  $1.265 billion.  The closing of this  transaction,  which is conditioned  upon certain  customary  regulatory and other approvals and conditions, is expected in the second quarter of 2003.

         The purchase  price that was agreed to between SICL and  Prudential  Financial was based on a September 30, 2002  valuation of the Company and certain  affiliates.  As a result,  assuming the transaction  closes,  the economics of the Company's business from  September  30, 2002 forward will inure to the benefit or detriment  of  Prudential  Financial.  Included in the Purchase
         Agreement,  SICL has agreed to indemnify  Prudential  Financial  for certain  liabilities  that may arise  relating to periods prior to  September  30,  2002.  These  liabilities  generally  include  market  conduct  activities,  as well as contract and regulatory compliance (referred to as "Covered Liabilities").

         Related to the  indemnification  provisions  contained  in the  Purchase  Agreement,  SICL has signed,  for the benefit of the
         Company,  an indemnity  letter,  effective  December 19, 2002, to make the Company whole for certain Covered  Liabilities that come to  fruition  during  the  period  beginning  December  19,  2002 and  ending  with the  close of the  transaction.  This indemnification  effectively  transfers the risk associated with those Covered Liabilities from the Company to SICL concurrent with the signing of the definitive purchase agreement rather than waiting until the transaction closes.

19.      SEGMENT REPORTING

         Assets under  management and sales for products  other than variable  annuities  have not been  significant  enough to warrant full segment disclosures as required by SFAS 131,  "Disclosures about Segments of an Enterprise and Related  Information," and
         the Company does not  anticipate  that they will be so in the future due to changes in the Company's  strategy to focus on its core variable annuity business.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

20.      QUARTERLY FINANCIAL DATA (UNAUDITED)

         The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2002                      March 31       June 30       Sept. 30        Dec. 31
                                                    --------       -------       --------        -------
        Premiums and other insurance revenues*    $   118,797   $    126,614   $    115,931   $    108,488
        Net investment income                           4,965          4,714          5,128          4,825
        Net realized capital losses                    (1,840)        (1,584)        (2,327)        (3,863)
                                                  -----------   ------------   ------------   ------------
        Total revenues                                121,922        129,744        118,732        109,450
        Benefits and expenses*                        112,759        160,721        323,529        150,906
                                                  -----------   ------------   ------------   ------------
        Pre-tax net income (loss)                       9,163        (30,977)      (204,797)       (41,456)
        Income tax expense (benefit)                    1,703        (11,746)       (72,754)       (20,013)
                                                  -----------   ------------   ------------   ------------
        Net income (loss)                         $     7,460   $    (19,231)  $   (132,043)  $    (21,443)
                                                  ===========   ============   ============   ============

         *        For the quarters ended March 31, 2002 and June 30, 2002, the Company had overstated  premiums ceded in revenues.  The above presentation  reflects an equal and offsetting  reclassification of these amounts to benefits and expenses with no net income impact.

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2001                      March 31       June 30       Sept. 30        Dec. 31
                                                    --------       -------       --------        -------
        Premiums and other insurance revenues***  $   130,885   $    128,465   $    122,708   $    119,604
        Net investment income**                         5,381          4,997          5,006          4,742
        Net realized capital gains (losses)             1,902            373            376         (1,723)
                                                  -----------   ------------   ------------   ------------
        Total revenues                                138,168        133,835        128,090        122,623
        Benefits and expenses**  ***                  122,729        110,444        123,307        125,969
                                                  -----------   ------------   ------------   ------------
        Pre-tax net income (loss)                      15,439         23,391          4,783         (3,346)
        Income tax expense (benefit)                    4,034          7,451           (480)        (3,837)
                                                  -----------   ------------   -------------  ------------
        Net income                                $    11,405   $     15,940   $      5,263   $        491
                                                  ===========   ============   ============   ============

         **       For the quarters  ended March 31, 2001,  June 30, 2001 and  September 30, 2001,  the Company had reported  investment
                  performance   associated  with  its  derivatives  as  net  investment  income.  The  above  presentation  reflects  a reclassification of these amounts to benefits and expenses.
         ***      For the  quarters  ended  September  30, 2001 and December 31, 2001,  the Company had  overstated  premiums  ceded in revenues.  The above presentation reflects an equal and offsetting  reclassification of these amounts to benefits and expenses with no net income impact.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

20.      QUARTERLY FINANCIAL DATA (UNAUDITED) (continued)

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2000                      March 31       June 30       Sept. 30        Dec. 31
                                                    --------       -------       --------        -------
        Premiums and other insurance revenues     $    137,040  $    139,346   $   147,819    $    135,866
        Net investment income****                        4,343         4,625         4,619           5,008
        Net realized capital gains (losses)                729        (1,436)         (858)            877
        Total revenues                                 142,112       142,535       151,580         141,751
        Benefits and expenses****                      107,893       122,382       137,843         114,264
        Pre-tax net income                              34,219        20,153        13,737          27,487
        Income tax expense                              10,038         5,225         3,167          12,349
        Net income                                $     24,181  $     14,928   $    10,570    $     15,138
                                                  ============  ============   ===========    ============

         ****     For the quarters  ended March 31,  2000,  June 30, 2000,  September  30, 2000 and December 31, 2000,  the Company had
                  reported  investment  performance  associated with its derivatives as net investment  income.  The above presentation reflects a reclassification of these amounts to benefits and expenses.

                                 APPENDIX B - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  All or some of these  Sub-accounts  are available as investment  options for other variable  annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units:  The  following  table shows:  (a) the Unit Price,  as of the dates  shown,  for Units in each of the
Sub-accounts of Separate  Account B that are being offered  pursuant to this  Prospectus;  and (b) the number of Units  outstanding for each  such  Sub-account  as of the  dates  shown.  The  year in  which  operations  commenced  in each  such  Sub-account  is  noted in parentheses.  To the extent a Sub-account  commenced  operations during a particular calendar year, the Unit Price as of the end of the period  reflects only the partial year results from the  commencement  of operations  until December 31st of the  applicable  year. The portfolios  in which a particular  Sub-account  invests may or may not have  commenced  operations  prior to the date such  Sub-account commenced  operations.  The  initial  offering  price  for each  Sub-account  was  $10.00.  Unit  Prices  and Units  are  provided  for
Sub-accounts that commenced operations prior to January 1, 2003.

Beginning  November 18, 2002,  multiple Unit Prices will be calculated for each  Sub-account of Separate Account B to reflect the daily charge deducted for each  combination of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable) and the charge for each optional  benefit  offered under this Annuity.  The Unit Prices below reflect the daily charges for each optional  benefit offered between November 18, 2002 and December 31, 2002 only.

                                                                                                                         Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Strong International Equity 1 (1989)
     With No Optional Benefits
     Unit Price                                          $19.53        24.28         31.88        43.99        27.18        22.95        19.70        18.23       16.80       16.60
     Number of Units                                 14,140,023   17,388,860    19,112,622   16,903,883   17,748,560   17,534,233   17,220,688   14,393,137  14,043,215   9,063,464
     With One Optional Benefit
     Unit Price                                           $8.56            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,569,506            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Value                                           $9.95            -             -            -            -            -            -            -           -           -
     Number of Units                                     90,759            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.95            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,047            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST William Blair International Growth 2(1997)
     With No Optional Benefits
     Unit Price                                           $9.92        13.54         17.96        24.16        13.41        11.70            -            -           -           -
     Number of Units                                 29,062,215   40,507,419    57,327,711   61,117,418   43,711,763   21,405,891            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.72            -             -            -            -            -            -            -           -           -
     Number of Units                                    835,523            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.72            -             -            -            -            -            -            -           -           -
     Number of Units                                     78,368            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,178            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST American Century International Growth 3
(1997)
     With No Optional Benefits
     Unit Price                                          $10.20        12.85         17.92        21.66        13.30        11.35            -            -           -           -
     Number of Units                                 31,813,722   37,487,425    17,007,352    6,855,601    5,670,336    2,857,188            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.52            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,252,674            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.69            -             -            -            -            -            -            -           -           -
     Number of Units                                    116,123            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.69            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,896            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM International Equity 4 (1994)
     With No Optional Benefits
     Unit Price                                           $8.81        10.77         16.12        23.45        12.54        11.46        11.39        10.23           -           -
     Number of Units                                 10,185,535   13,627,264    16,245,805    8,818,599    9,207,623    9,988,104    9,922,698    2,601,283           -           -
     With One Optional Benefit
     Unit Price                                           $8.19            -             -            -            -            -            -            -           -           -
     Number of Units                                    269,995            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.79            -             -            -            -            -            -            -           -           -
     Number of Units                                     22,770            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST MFS Global Equity (1999)
     With No Optional Benefits
     Unit Price                                           $7.74         8.94         10.08        11.01            -            -            -            -           -           -
     Number of Units                                  5,878,055    5,806,567     2,803,013      116,756            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.04            -             -            -            -            -            -            -           -           -
     Number of Units                                    969,509            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.87            -             -            -            -            -            -            -           -           -
     Number of Units                                     32,306            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST PBHG Small-Cap Growth 5 (1994)
     With No Optional Benefits
     Unit Price                                          $12.83        19.84         21.51        42.08        17.64        17.28        16.54        13.97       10.69           -
     Number of Units                                 17,093,250   23,048,821    25,535,093   32,134,969   15,003,001   14,662,728   12,282,211    6,076,373   2,575,105           -
     With One Optional Benefit
     Unit Price                                           $6.92            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,970,250            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.48            -             -            -            -            -            -            -           -           -
     Number of Units                                     47,261            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.47            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,595            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM Small-Cap Growth 6 (1999)
     With No Optional Benefits
     Unit Price                                           $6.13         8.46         11.98        15.37            -            -            -            -           -           -
     Number of Units                                 44,042,514   60,703,791    63,621,279   53,349,003            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.67            -             -            -            -            -            -            -           -           -
     Number of Units                                    639,695            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                     12,122            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,728            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Federated Aggressive Growth (2000)
     With No Optional Benefits
     Unit Price                                           $4.96         7.10          9.08            -            -            -            -            -           -           -
     Number of Units                                  5,188,521    6,499,066       196,575            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.64            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,255,415            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.86            -             -            -            -            -            -            -           -           -
     Number of Units                                     63,097            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.86            -             -            -            -            -            -            -           -           -
     Number of Units                                      4,107            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Goldman Sachs Small-Cap Value 7 (1998)
     With No Optional Benefits
     Unit Price                                          $13.72        15.12         13.95        10.57         9.85            -            -            -           -           -
     Number of Units                                 20,004,839   26,220,860    15,193,053    6,597,544    4,081,870            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.26            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,492,775            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.09            -             -            -            -            -            -            -           -           -
     Number of Units                                        624            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Gabelli Small-Cap Value 8 (1997)
     With No Optional Benefits
     Unit Price                                          $12.58        14.08         13.35        11.11        11.20        12.70            -            -           -           -
     Number of Units                                 32,549,396   35,483,530    23,298,524   21,340,168   24,700,211   14,612,510            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.30            -             -            -            -            -            -            -           -           -
     Number of Units                                  6,141,523            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                    209,790            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                     17,411            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM Small-Cap Value 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.68            -             -            -            -            -            -            -           -           -
     Number of Units                                    581,833            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.66            -             -            -            -            -            -            -           -           -
     Number of Units                                    423,387            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                     11,686            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,211            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Goldman Sachs Mid-Cap Growth 10 (2000)
     With No Optional Benefits
     Unit Price                                           $2.78         3.88          6.58            -            -            -            -            -           -           -
     Number of Units                                 16,748,577   17,045,776     9,426,102            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.97            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,273,118            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.87            -             -            -            -            -            -            -           -           -
     Number of Units                                     66,279            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.87            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,488            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Neuberger Berman Mid-Cap Growth 11 (1994)
     With No Optional Benefits
     Unit Price                                          $12.86        18.95         25.90        28.58        19.15        16.10        13.99        12.20        9.94           -
     Number of Units                                 19,674,777   25,717,164    26,517,850   13,460,525   13,389,289   11,293,799    9,563,858    3,658,836     301,267           -
     With One Optional Benefit
     Unit Price                                           $7.41            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,175,250            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                     44,760            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,311            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Neuberger Berman Mid-Cap Value 12 (1993)
     With No Optional Benefits
     Unit Price                                          $17.78        20.16         21.09        16.78        16.10        16.72        13.41        12.20        9.81       10.69
     Number of Units                                 37,524,187   47,298,313    44,558,699   37,864,586   16,410,121   11,745,440    9,062,152    8,642,186   7,177,232   5,390,887
     With One Optional Benefit
     Unit Price                                           $8.96            -             -            -            -            -            -            -           -           -
     Number of Units                                  5,118,558            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.98            -             -            -            -            -            -            -           -           -
     Number of Units                                    163,415            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.97            -             -            -            -            -            -            -           -           -
     Number of Units                                     10,745            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Alger All-Cap Growth (2000)
     With No Optional Benefits
     Unit Price                                           $3.51         5.54          6.74            -            -            -            -            -           -           -
     Number of Units                                 85,441,507  125,442,916    28,229,631            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.80            -             -            -            -            -            -            -           -           -
     Number of Units                                    658,419            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.36            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,409            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.36            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,466            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Gabelli All-Cap Value (2000)
     With No Optional Benefits
     Unit Price                                           $7.59         9.71         10.06            -            -            -            -            -           -           -
     Number of Units                                 11,924,124   14,934,570     1,273,094            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.17            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,200,225            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.04            -             -            -            -            -            -            -           -           -
     Number of Units                                     28,449            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.04            -             -            -            -            -            -            -           -           -
     Number of Units                                         88            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST T. Rowe Price Natural Resources (1995)
     With No Optional Benefits
     Unit Price                                          $18.36        19.71         19.86        15.88        12.57        14.46        14.19        11.01           -           -
     Number of Units                                  5,891,582    6,565,088     6,520,983    6,201,327    5,697,453    7,550,076    6,061,852      808,605           -           -
     With One Optional Benefit
     Unit Price                                           $9.59            -             -            -            -            -            -            -           -           -
     Number of Units                                    724,670            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.44            -             -            -            -            -            -            -           -           -
     Number of Units                                      7,378            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.44            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,472            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Alliance Growth 13 (1996)
     With No Optional Benefits
     Unit Price                                           $9.94        14.61         17.38        20.44        15.48        12.33        10.89            -           -           -
     Number of Units                                 21,295,907   29,478,257    25,796,792   17,059,819   19,009,242   18,736,994    4,324,161            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.46            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,869,353            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.34            -             -            -            -            -            -            -           -           -
     Number of Units                                     31,105            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.34            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,975            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST MFS Growth (1999)
     With No Optional Benefits
     Unit Price                                           $5.68         8.02         10.38        11.27            -            -            -            -           -           -
     Number of Units                                 85,193,279  117,716,242     7,515,486      409,467            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.58            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,930,432            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.47            -             -            -            -            -            -            -           -           -
     Number of Units                                    134,574            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.46            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,437            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Marsico Capital Growth (1997)
     With No Optional Benefits
     Unit Price                                          $11.44        13.74         17.81        21.06        14.00        10.03            -            -           -           -
     Number of Units                                 81,046,482   85,895,802    94,627,691   78,684,943   40,757,449      714,309            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.32            -             -            -            -            -            -            -           -           -
     Number of Units                                 10,144,317            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                    457,013            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                     30,465            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Goldman Sachs Concentrated Growth 14 (1992)
     With No Optional Benefits
     Unit Price                                          $19.17        27.71         41.14        60.44        39.54        23.83        18.79        14.85       10.91       11.59
     Number of Units                                 56,016,467   84,116,221    99,250,773   94,850,623   80,631,598   62,486,302   46,779,164   28,662,737  22,354,170  13,603,637
     With One Optional Benefit
     Unit Price                                           $7.67            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,349,939            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.46            -             -            -            -            -            -            -           -           -
     Number of Units                                     41,632            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAm Large-Cap Growth 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.67            -             -            -            -            -            -            -           -           -
     Number of Units                                    986,566            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.65            -             -            -            -            -            -            -           -           -
     Number of Units                                    207,816            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.64            -             -            -            -            -            -            -           -           -
     Number of Units                                      9,837            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.64            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,697            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAm Large-Cap Value 15 (2000)
     With No Optional Benefits
     Unit Price                                           $7.64         9.15          9.82            -            -            -            -            -           -           -
     Number of Units                                  4,621,831    4,575,558       586,058            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.66            -             -            -            -            -            -            -           -           -
     Number of Units                                    664,649            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.98            -             -            -            -            -            -            -           -           -
     Number of Units                                     18,250            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.97            -             -            -            -            -            -            -           -           -
     Number of Units                                      4,906            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Alliance/Bernstein Growth + Value (2001)
     With No Optional Benefits
     Unit Price                                           $7.12         9.63             -            -            -            -            -            -           -           -
     Number of Units                                  3,031,899    3,351,836             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.99            -             -            -            -            -            -            -           -           -
     Number of Units                                    965,912            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.79            -             -            -            -            -            -            -           -           -
     Number of Units                                     11,345            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.79            -             -            -            -            -            -            -           -           -
     Number of Units                                        704            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST AST Sanford Bernstein Core Value (2001)
     With No Optional Benefits
     Unit Price                                           $8.59        10.04             -            -            -            -            -            -           -           -
     Number of Units                                 15,239,844    4,207,869             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.76            -             -            -            -            -            -            -           -           -
     Number of Units                                  6,005,922            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                    386,259            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                     30,510            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Cohen & Steers Realty (1998)
     With No Optional Benefits
     Unit Price                                          $10.67        10.54         10.39         8.35         8.28            -            -            -           -           -
     Number of Units                                 14,017,528   12,268,426    11,891,188    6,224,365    3,771,461            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,563,486            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.33            -             -            -            -            -            -            -           -           -
     Number of Units                                     41,098            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.32            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,429            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Sanford Bernstein Managed Index 500 16 (1998)
     With No Optional Benefits
     Unit Price                                           $9.41        12.03         13.55        15.08        12.61            -            -            -           -           -
     Number of Units                                 39,938,791   48,018,721    48,835,089   39,825,951   22,421,754            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.17            -             -            -            -            -            -            -           -           -
     Number of Units                                  3,662,406            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.81            -             -            -            -            -            -            -           -           -
     Number of Units                                     79,915            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.81            -             -            -            -            -            -            -           -           -
     Number of Units                                        383            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST American Century Income & Growth 17 (1997)
     With No Optional Benefits
     Unit Price                                          $10.16        12.86         14.24        16.19        13.35        12.06            -            -           -           -
     Number of Units                                 22,410,834   27,386,278    32,388,202   21,361,995   13,845,190    9,523,815            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.25            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,751,136            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.89            -             -            -            -            -            -            -           -           -
     Number of Units                                     36,829            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.89            -             -            -            -            -            -            -           -           -
     Number of Units                                      8,874            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Alliance Growth and Income 18 (1992)
     With No Optional Benefits
     Unit Price                                          $21.31        28.18         28.72        27.60        24.11        21.74        17.79        15.22       11.98       11.88
     Number of Units                                 49,030,576   63,123,316    53,536,296   52,766,579   47,979,349   42,197,002   28,937,085   18,411,759   7,479,449   4,058,228
     With One Optional Benefit
     Unit Price                                           $8.06            -             -            -            -            -            -            -           -           -
     Number of Units                                  6,667,373            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.83            -             -            -            -            -            -            -           -           -
     Number of Units                                    165,588            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.83            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,100            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST MFS Growth with Income (1999)
     With No Optional Benefits
     Unit Price                                           $6.68         8.64         10.36        10.49            -            -            -            -           -           -
     Number of Units                                 11,173,177   11,896,688     6,937,627      741,323            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.09            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,053,007            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                     17,242            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                        538            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST INVESCO Capital Income 19 (1994)
     With No Optional Benefits
     Unit Price                                          $16.14        19.84         22.01        21.31        19.34        17.31        14.23        12.33        9.61           -
     Number of Units                                 37,055,825   48,595,962    50,171,495   46,660,160   40,994,187   33,420,274   23,592,226   13,883,712   6,633,333           -
     With One Optional Benefit
     Unit Price                                           $8.34            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,110,071            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                     30,714            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,934            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM Global Allocation 20 (1993)
     With No Optional Benefits
     Unit Price                                          $14.50        17.39         19.98        21.19        17.78        15.98        13.70        12.49       10.34       10.47
     Number of Units                                 18,212,529   26,641,422    30,290,413   23,102,272   22,634,344   22,109,373   20,691,852   20,163,848  13,986,604   8,743,758
     With One Optional Benefit
     Unit Price                                           $8.71            -             -            -            -            -            -            -           -           -
     Number of Units                                    847,517            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.94            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,088            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.93            -             -            -            -            -            -            -           -           -
     Number of Units                                         94            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST American Century Strategic Balanced (1997)
     With No Optional Benefits
     Unit Price                                          $12.01        13.50         14.23        14.90        13.37        11.18            -            -           -           -
     Number of Units                                 12,683,097   14,369,895    14,498,180   13,944,535    6,714,065    2,560,866            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.14            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,126,058            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.97            -             -            -            -            -            -            -           -           -
     Number of Units                                     15,835            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.97            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,760            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST T. Rowe Price Asset Allocation (1994)
     With No Optional Benefits
     Unit Price                                          $16.13        18.15         19.33        19.70        18.12        15.53        13.30        11.92        9.80           -
     Number of Units                                 15,466,227   17,579,107    19,704,198   22,002,028   18,469,315   13,524,781    8,863,840    4,868,956   2,320,063           -
     With One Optional Benefit
     Unit Price                                           $9.09            -             -            -            -            -            -            -           -           -
     Number of Units                                    921,329            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.96            -             -            -            -            -            -            -           -           -
     Number of Units                                     21,928            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.96            -             -            -            -            -            -            -           -           -
     Number of Units                                        150            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST T. Rowe Price Global Bond 21 (1994)
     With No Optional Benefits
     Unit Price                                          $12.04        10.62         10.49        10.69        11.82        10.45        10.98        10.51        9.59           -
     Number of Units                                 14,576,376    9,668,062    11,219,503   12,533,037   12,007,692   12,089,872    8,667,712    4,186,695   1,562,364           -
     With One Optional Benefit
     Unit Price                                          $11.34            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,739,313            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.31            -             -            -            -            -            -            -           -           -
     Number of Units                                     36,822            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.31            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,700            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Federated High Yield (1994)
     With No Optional Benefits
     Unit Price                                          $12.47        12.64         12.80        14.38        14.30        14.13        12.62        11.27        9.56           -
     Number of Units                                 38,477,793   39,130,467    36,914,825   41,588,401   40,170,144   29,663,242   15,460,522    6,915,158   2,106,791           -
     With One Optional Benefit
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                  5,592,940            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.26            -             -            -            -            -            -            -           -           -
     Number of Units                                     74,022            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.26            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,524            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Lord Abbett Bond-Debenture (2000)
     With No Optional Benefits
     Unit Price                                          $10.18        10.28         10.12            -            -            -            -            -           -           -
     Number of Units                                 10,468,962    5,506,982       650,253            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.94            -             -            -            -            -            -            -           -           -
     Number of Units                                  4,146,530            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.23            -             -            -            -            -            -            -           -           -
     Number of Units                                    162,571            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.23            -             -            -            -            -            -            -           -           -
     Number of Units                                      7,474            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM Bond 9 (2002)
     With No Optional Benefits
     Unit Price                                          $10.67            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,487,730            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $10.65            -             -            -            -            -            -            -           -           -
     Number of Units                                    561,446            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.16            -             -            -            -            -            -            -           -           -
     Number of Units                                     12,055            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.15            -             -            -            -            -            -            -           -           -
     Number of Units                                        595            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST PIMCO Total Return Bond (1994)
     With No Optional Benefits
     Unit Price                                          $16.65        15.46         14.40        13.09        13.43        12.44        11.48        11.26        9.61           -
     Number of Units                                113,007,310   99,028,465    82,545,240   73,530,507   64,224,618   44,098,036   29,921,643   19,061,840   4,577,708           -
     With One Optional Benefit
     Unit Price                                          $10.57            -             -            -            -            -            -            -           -           -
     Number of Units                                 20,544,075            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.17            -             -            -            -            -            -            -           -           -
     Number of Units                                    604,147            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.17            -             -            -            -            -            -            -           -           -
     Number of Units                                     36,236            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST PIMCO Limited Maturity Bond (1995)
     With No Optional Benefits
     Unit Price                                          $14.26        13.61         12.79        11.96        11.73        11.26        10.62        10.37           -           -
     Number of Units                                 61,707,894   42,410,807    31,046,956   32,560,943   28,863,932   25,008,310   18,894,375   15,058,644           -           -
     With One Optional Benefit
     Unit Price                                          $10.34            -             -            -            -            -            -            -           -           -
     Number of Units                                 11,274,642            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                    215,314            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                     80,547            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Money Market (1992)
     With No Optional Benefits
     Unit Price                                          $13.23        13.24         12.94        12.38        12.00        11.57        11.16        10.77       10.35       10.12
     Number of Units                                163,759,511  184,612,059   172,493,206  187,609,708   75,855,442   66,869,998   42,435,169   30,564,442  27,491,389  11,422,783
     With One Optional Benefit
     Unit Price                                           $9.96            -             -            -            -            -            -            -           -           -
     Number of Units                                 36,255,772            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.99            -             -            -            -            -            -            -           -           -
     Number of Units                                    999,737            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.99            -             -            -            -            -            -            -           -           -
     Number of Units                                     70,899            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
The Montgomery Variable Series - MV Emerging
Markets (1996)
     With No Optional Benefits
     Unit Price                                           $5.79         6.50          7.09        10.06         6.19        10.05        10.25            -           -           -
     Number of Units                                 10,957,884   14,095,135    12,899,472   12,060,036   10,534,383   10,371,104    2,360,940            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.66            -             -            -            -            -            -            -           -           -
     Number of Units                                    283,466            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.93            -             -            -            -            -            -            -           -           -
     Number of Units                                     21,816            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.93            -             -            -            -            -            -            -           -           -
     Number of Units                                        442            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Wells Fargo Variable Trust - Equity Income (1999)
     With No Optional Benefits
     Unit Price                                           $7.46         9.37         10.05         9.96            -            -            -            -           -           -
     Number of Units                                  1,361,988    1,019,937       502,986      136,006            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.25            -             -            -            -            -            -            -           -           -
     Number of Units                                    196,720            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                     10,707            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                         91            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Rydex Variable Trust - Nova (1999)
     With No Optional Benefits
     Unit Price                                           $4.06         6.41          8.50        10.82            -            -            -            -           -           -
     Number of Units                                  2,629,551    3,990,618    14,799,352    5,474,129            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Rydex Variable Trust - Ursa (1999)
     With No Optional Benefits
     Unit Price                                          $14.45        12.05         10.62         9.28            -            -            -            -           -           -
     Number of Units                                    234,642      351,487     2,269,599    1,803,669            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Rydex Variable Trust - OTC (1999)
     With No Optional Benefits
     Unit Price                                           $4.01         6.65         10.40        17.07            -            -            -            -           -           -
     Number of Units                                 10,686,757   15,866,046    32,179,793   18,520,440            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.36            -             -            -            -            -            -            -           -           -
     Number of Units                                        186            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Dynamics (1999)
     With No Optional Benefits
     Unit Price                                           $6.03         8.98         13.23        13.91            -            -            -            -           -           -
     Number of Units                                  9,117,894   13,391,660    11,409,827    2,022,585            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.09            -             -            -            -            -            -            -           -           -
     Number of Units                                    543,762            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.70            -             -            -            -            -            -            -           -           -
     Number of Units                                     32,635            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.70            -             -            -            -            -            -            -           -           -
     Number of Units                                        576            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Technology (1999)
     With No Optional Benefits
     Unit Price                                           $3.49         6.66         12.48        16.52            -            -            -            -           -           -
     Number of Units                                 18,830,138   26,652,622    29,491,113    4,622,242            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $5.50            -             -            -            -            -            -            -           -           -
     Number of Units                                    293,307            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Health Sciences (1999)
     With No Optional Benefits
     Unit Price                                           $9.37        12.58         14.59        11.34            -            -            -            -           -           -
     Number of Units                                 11,475,199   17,419,141    19,381,405      786,518            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.00            -             -            -            -            -            -            -           -           -
     Number of Units                                    475,873            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,444            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.51            -             -            -            -            -            -            -           -           -
     Number of Units                                        140            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Financial Services (1999)
     With No Optional Benefits
     Unit Price                                          $10.47        12.48         14.04        11.41            -            -            -            -           -           -
     Number of Units                                  7,556,596   11,612,048    14,091,636      759,104            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.76            -             -            -            -            -            -            -           -           -
     Number of Units                                    366,258            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.92            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,897            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.92            -             -            -            -            -            -            -           -           -
     Number of Units                                        141            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Telecommunications (1999)
     With No Optional Benefits
     Unit Price                                           $2.43         5.01         11.05        15.17            -            -            -            -           -           -
     Number of Units                                  9,354,303   13,553,158    17,856,118    4,184,526            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $5.78            -             -            -            -            -            -            -           -           -
     Number of Units                                     94,004            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.43            -             -            -            -            -            -            -           -           -
     Number of Units                                        770            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.42            -             -            -            -            -            -            -           -           -
     Number of Units                                        454            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - Global Leaders (1999)
     With No Optional Benefits
     Unit Price                                           $7.08         9.00         10.55        11.72            -            -            -            -           -           -
     Number of Units                                  1,442,329    1,520,376       887,758       23,101            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.15            -             -            -            -            -            -            -           -           -
     Number of Units                                    113,389            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.67            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,669            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - Special Equity (1999)
     With No Optional Benefits
     Unit Price                                           $7.16         9.98         11.01        12.19            -            -            -            -           -           -
     Number of Units                                  2,205,267    2,540,062     1,731,145      152,342            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.44            -             -            -            -            -            -            -           -           -
     Number of Units                                    127,728            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.85            -             -            -            -            -            -            -           -           -
     Number of Units                                     12,520            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.85            -             -            -            -            -            -            -           -           -
     Number of Units                                        533            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - Omega (2000)
     With No Optional Benefits
     Unit Price                                           $4.93         6.71          7.98            -            -            -            -            -           -           -
     Number of Units                                  2,594,817    2,585,848     1,637,475            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.78            -             -            -            -            -            -            -           -           -
     Number of Units                                     39,943            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Europe 30 (1999)
     With No Optional Benefits
     Unit Price                                           $5.76         7.87         10.52        12.24            -            -            -            -           -           -
     Number of Units                                  2,550,567    5,711,763     2,327,562      273,963            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.93            -             -            -            -            -            -            -           -           -
     Number of Units                                    292,396            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.70            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,625            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Asia 30 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.76            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,060,741            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.75            -             -            -            -            -            -            -           -           -
     Number of Units                                    281,993            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.86            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,995            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Japan 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.25            -             -            -            -            -            -            -           -           -
     Number of Units                                    338,472            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.24            -             -            -            -            -            -            -           -           -
     Number of Units                                     65,845            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.21            -             -            -            -            -            -            -           -           -
     Number of Units                                        351            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Banks 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.58            -             -            -            -            -            -            -           -           -
     Number of Units                                    555,999            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.56            -             -            -            -            -            -            -           -           -
     Number of Units                                    101,136            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.13            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,422            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Basic Materials 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.47            -             -            -            -            -            -            -           -           -
     Number of Units                                    361,568            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.46            -             -            -            -            -            -            -           -           -
     Number of Units                                     76,331            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.34            -             -            -            -            -            -            -           -           -
     Number of Units                                         12            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Biotechnology (2001)
     With No Optional Benefits
     Unit Price                                           $5.16         8.37             -            -            -            -            -            -           -           -
     Number of Units                                  2,412,670    5,093,235             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.09            -             -            -            -            -            -            -           -           -
     Number of Units                                    130,082            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Consumer Cyclical 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.26            -             -            -            -            -            -            -           -           -
     Number of Units                                    319,201            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.25            -             -            -            -            -            -            -           -           -
     Number of Units                                    128,022            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.37            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,426            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Consumer Non-Cyclical 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.29            -             -            -            -            -            -            -           -           -
     Number of Units                                    406,966            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.28            -             -            -            -            -            -            -           -           -
     Number of Units                                    148,446            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.90            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,303            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Energy (2001)
     With No Optional Benefits
     Unit Price                                           $7.51         9.19             -            -            -            -            -            -           -           -
     Number of Units                                  1,985,954    2,299,149             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.71            -             -            -            -            -            -            -           -           -
     Number of Units                                    299,833            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.12            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,660            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Financial (2001)
     With No Optional Benefits
     Unit Price                                           $7.74         9.22             -            -            -            -            -            -           -           -
     Number of Units                                  1,086,464    2,154,106             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.85            -             -            -            -            -            -            -           -           -
     Number of Units                                    221,377            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.84            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,066            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Healthcare (2001)
     With No Optional Benefits
     Unit Price                                           $7.13         9.35             -            -            -            -            -            -           -           -
     Number of Units                                  1,313,814    3,489,097             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.94            -             -            -            -            -            -            -           -           -
     Number of Units                                    388,508            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.59            -             -            -            -            -            -            -           -           -
     Number of Units                                      6,831            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Industrial 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.94            -             -            -            -            -            -            -           -           -
     Number of Units                                    126,611            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.93            -             -            -            -            -            -            -           -           -
     Number of Units                                     12,642            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Internet 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.58            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,982,656            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.57            -             -            -            -            -            -            -           -           -
     Number of Units                                    306,572            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Pharmaceuticals 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.57            -             -            -            -            -            -            -           -           -
     Number of Units                                    241,916            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.56            -             -            -            -            -            -            -           -           -
     Number of Units                                    136,599            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.63            -             -            -            -            -            -            -           -           -
     Number of Units                                      2,545            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Precious Metals 9 (2002)
     With No Optional Benefits
     Unit Price                                           $9.72            -             -            -            -            -            -            -           -           -
     Number of Units                                  3,992,389            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.70            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,175,651            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $11.30            -             -            -            -            -            -            -           -           -
     Number of Units                                     19,964            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Real Estate (2001)
     With No Optional Benefits
     Unit Price                                          $10.61        10.76             -            -            -            -            -            -           -           -
     Number of Units                                  1,489,153    3,592,834             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.86            -             -            -            -            -            -            -           -           -
     Number of Units                                    441,318            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.20            -             -            -            -            -            -            -           -           -
     Number of Units                                     12,789            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP -Semiconductor 9 (2002)
     With No Optional Benefits
     Unit Price                                           $5.14            -             -            -            -            -            -            -           -           -
     Number of Units                                    608,142            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $5.14            -             -            -            -            -            -            -           -           -
     Number of Units                                     93,241            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Technology (2001)
     With No Optional Benefits
     Unit Price                                           $3.46         5.91             -            -            -            -            -            -           -           -
     Number of Units                                  3,290,202    2,524,295             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.03            -             -            -            -            -            -            -           -           -
     Number of Units                                    254,131            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Telecommunications (2001)
     With No Optional Benefits
     Unit Price                                           $4.35         7.10             -            -            -            -            -            -           -           -
     Number of Units                                  3,082,428      583,065             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.15            -             -            -            -            -            -            -           -           -
     Number of Units                                    272,408            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.03            -             -            -            -            -            -            -           -           -
     Number of Units                                      3,642            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Utilities (2001)
     With No Optional Benefits
     Unit Price                                           $6.09         8.12             -            -            -            -            -            -           -           -
     Number of Units                                  3,391,766    1,589,344             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.83            -             -            -            -            -            -            -           -           -
     Number of Units                                    521,419            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.61            -             -            -            -            -            -            -           -           -
     Number of Units                                      8,871            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Bull 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.98            -             -            -            -            -            -            -           -           -
     Number of Units                                  6,296,621            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.97            -             -            -            -            -            -            -           -           -
     Number of Units                                    954,792            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.75            -             -            -            -            -            -            -           -           -
     Number of Units                                     10,297            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.75            -             -            -            -            -            -            -           -           -
     Number of Units                                        400            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Bear (2001)
     With No Optional Benefits
     Unit Price                                          $13.74        11.54             -            -            -            -            -            -           -           -
     Number of Units                                  4,011,499    3,059,897             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $11.38            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,532,543            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.13            -             -            -            -            -            -            -           -           -
     Number of Units                                     28,618            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.13            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,514            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - UltraBull 22 (2001)
     With No Optional Benefits
     Unit Price                                           $4.71         7.47             -            -            -            -            -            -           -           -
     Number of Units                                  6,435,217    7,628,819             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.78            -             -            -            -            -            -            -           -           -
     Number of Units                                    297,435            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.61            -             -            -            -            -            -            -           -           -
     Number of Units                                        245            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - OTC (2001)
     With No Optional Benefits
     Unit Price                                           $3.49        $5.77             -            -            -            -            -            -           -           -
     Number of Units                                 18,242,013   11,681,189             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.45            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,346,852            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.36            -             -            -            -            -            -            -           -           -
     Number of Units                                     13,113            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Short OTC 9 (2002)
     With No Optional Benefits
     Unit Price                                          $11.02            -             -            -            -            -            -            -           -           -
     Number of Units                                    682,058            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $11.00            -             -            -            -            -            -            -           -           -
     Number of Units                                    433,181            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.43            -             -            -            -            -            -            -           -           -
     Number of Units                                     15,308            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - UltraOTC (1999)
     With No Optional Benefits
     Unit Price                                           $0.58         1.91          6.19        23.58            -            -            -            -           -           -
     Number of Units                                 70,200,723   50,124,696    17,597,528    2,906,024            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $3.53            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,003,123            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $8.70            -             -            -            -            -            -            -           -           -
     Number of Units                                        233            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Mid-Cap Value 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.68            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,089,843            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.66            -             -            -            -            -            -            -           -           -
     Number of Units                                    438,387            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.06            -             -            -            -            -            -            -           -           -
     Number of Units                                      4,777            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.06            -             -            -            -            -            -            -           -           -
     Number of Units                                      4,799            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Mid-Cap Growth 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.71            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,444,783            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.70            -             -            -            -            -            -            -           -           -
     Number of Units                                    439,054            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.82            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,587            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                           $9.81            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,583            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - UltraMid-Cap 9 (2002)
     With No Optional Benefits
     Unit Price                                           $5.72            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,276,660            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $5.71            -             -            -            -            -            -            -           -           -
     Number of Units                                    477,953            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.86            -             -            -            -            -            -            -           -           -
     Number of Units                                      1,673            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Small-Cap Value 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.10            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,908,617            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.09            -             -            -            -            -            -            -           -           -
     Number of Units                                    994,778            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.15            -             -            -            -            -            -            -           -           -
     Number of Units                                     19,019            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Small-Cap Growth 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.71            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,138,861            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.69            -             -            -            -            -            -            -           -           -
     Number of Units                                    772,260            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.91            -             -            -            -            -            -            -           -           -
     Number of Units                                     10,572            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - UltraSmall-Cap 23 (1999)
     With No Optional Benefits
     Unit Price                                           $4.73         8.37          9.18        11.96            -            -            -            -           -           -
     Number of Units                                  5,664,617   10,010,482     3,258,574      813,904            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.14            -             -            -            -            -            -            -           -           -
     Number of Units                                    212,085            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - U.S. Government Plus 9 (2002)
     With No Optional Benefits
     Unit Price                                          $11.58            -             -            -            -            -            -            -           -           -
     Number of Units                                  7,945,270            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $11.56            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,486,854            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                          $10.19            -             -            -            -            -            -            -           -           -
     Number of Units                                     22,148            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                          $10.19            -             -            -            -            -            -            -           -           -
     Number of Units                                        609            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Rising Rates Opportunity 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.03            -             -            -            -            -            -            -           -           -
     Number of Units                                    583,657            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.02            -             -            -            -            -            -            -           -           -
     Number of Units                                    165,792            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.69            -             -            -            -            -            -            -           -           -
     Number of Units                                      9,028            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
First Trust(R)10 Uncommon Values (2000)
     With No Optional Benefits
     Unit Price                                           $2.94         4.72          7.43            -            -            -            -            -           -           -
     Number of Units                                  1,716,102    2,255,266     2,690,435            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.80            -             -            -            -            -            -            -           -           -
     Number of Units                                     19,826            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Prudential - SP Jennison International Growth
(2001)
     With No Optional Benefits
     Unit Price                                           $5.62         7.39             -            -            -            -            -            -           -           -
     Number of Units                                    550,334      273,843             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.01            -             -            -            -            -            -            -           -           -
     Number of Units                                     89,806            -             -            -            -            -            -            -           -           -
     With Any Two Optional Benefits
     Unit Price                                           $9.59            -             -            -            -            -            -            -           -           -
     Number of Units                                      5,196            -             -            -            -            -            -            -           -           -
     With All Optional Benefits
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

1.       Effective  December 10, 2001,  Strong Capital  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001, A I M Capital Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM International  Equity." Between
     October 15, 1996 and May 3, 1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor of the Portfolio,  then named "AST
     Putnam  International  Equity." Prior to October 15, 1996,  Seligman  Henderson Co. served as  Sub-advisor of the Portfolio,  then named "Seligman Henderson International Equity Portfolio."
2.       Effective  November 11, 2002,  William Blair & Company,  L.L.C.  became  Sub-advisor of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Overseas Growth."
3.       This  Portfolio  reflects  the  addition of the net assets of the AST  American  Century  International  Growth  Portfolio  II
     ("Portfolio II") as a result of the merger between the Portfolio and Portfolio II.
4.       Effective May 1, 2002,  Deutsche Asset Management,  Inc. became Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Founders
     Asset  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Founders  Passport."  Prior to October 15, 1996,
     Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Small Cap Portfolio."
5.       Effective  September 17, 2001, Pilgrim Baxter & Associates,  Ltd. became Sub-advisor of the Portfolio.  Prior to September 17,
     2001,  Janus Capital  Corporation  served as  Sub-advisor  of the  Portfolio,  then named "AST Janus  Small-Cap  Growth." Prior to
     December  31,  1998,  Founders  Asset  Management,  LLC served as  Sub-advisor  of the  Portfolio,  then named  "Founders  Capital
     Appreciation Portfolio."
6.       Effective  December 10, 2001,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001,  Zurich  Scudder  Investments,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST Scudder  Small-Cap  Growth
     Portfolio".  Prior to May 1, 2001, the Portfolio was named "AST Kemper Small-Cap Growth Portfolio."
7.       Effective May 1, 2001,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2001,  Lord,
     Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Small Cap Value."
8.       Effective  October 23, 2000, GAMCO  Investors,  Inc. became  Sub-advisor of the Portfolio.  Prior to October 23, 2000, T. Rowe
     Price Associates, Inc. served as Sub-advisor of the Portfolio, then named "AST T. Rowe Price Small Company Value Portfolio."
9.       These portfolios were first offered as Sub-accounts on May 1, 2002.
10.      Effective  November 11, 2002,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Mid-Cap Growth."
11.      Effective May 1, 1998,  Neuberger Berman Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 1998, Berger
     Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio."
12.      Effective  May 1,  1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 1998,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."
13.      Effective May 1, 2000,  Alliance Capital Management,  L.P. became Sub-advisor of the Portfolio.  Between December 31, 1998 and
     May 1, 2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST  Oppenheimer  Large-Cap  Growth
     Portfolio." Prior to December 31, 1998,  Robertson,  Stephens & Company Investment  Management,  L.P. served as Sub-advisor of the
     Portfolio, then named "Robertson Stephens Value + Growth Portfolio."
14.      Effective  November 11, 2002,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST JanCap Growth."
15.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Janus
     Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Strategic Value."
16.      Effective May 1, 2000,  Sanford C. Bernstein & Co., Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000,  Bankers
     Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio."
17.      Effective May 3, 1999,  American Century  Investment  Management,  Inc. became  Sub-advisor of the Portfolio.  Between October
     15, 1996 and May 3, 1999, Putnam Investment Management,  Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Value
     Growth & Income."
18.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000, Lord,
     Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio."
19.      Effective July 1, 2002, the AST INVESCO Equity Income portfolio changed its name to AST INVESCO Capital Income.
20.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor  of the Portfolio.  Prior to May 1, 2002, A I M
     Capital Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM Balanced." Between October 15, 1996 and May
     3, 1999, Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam Balanced." Prior to
     October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor of the Portfolio,  then named "AST Phoenix Balanced Asset
     Portfolio."
21.      Effective August 8, 2000, T. Rowe Price  International,  Inc. became Sub-advisor of the Portfolio.  Effective May 1, 2000, the name of the  Portfolio  was  changed  to the  "AST  T.  Rowe  Price  Global  Bond".  Effective  May 1,  1996,  Rowe  Price-Fleming
     International,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1,  1996,  Scudder,  Stevens & Clark,  Inc.  served as
     Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."
22.      Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.
23.      Prior to May 1, 2000,  ProFund VP  UltraSmall-Cap  was named "ProFund VP Small Cap" and sought daily  investment  results that corresponded to the performance of the Russell 2000(R)Index.

                                          APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional  Death Benefit is  calculated.  Each example  assumes that a $50,000  initial  Purchase  Payment is made.  Each  example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account  Value is  maintained  in the variable  investment  options.  The formula for  determining  the  Enhanced  Beneficiary
Protection Optional Death Benefit is as follows:

           Growth =               Account Value of variable             minus         Purchase Payments - proportional
                               investment options plus Interim
                                Value of Fixed Allocations (no
                                         MVA applies)                                           withdrawals

NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase
Assume that the Owner has made no withdrawals  and that the Account Value has been increasing due to positive  market  performance.  On the date we receive due proof of death,  the Account  Value is $75,000.  The basic Death  Benefit is  calculated  as Purchase  Payments minus proportional  withdrawals,  or Account Value, less the amount of any Credits applied within 12 months prior to the date of death, which ever is greater.  Therefore,  the basic Death Benefit is equal to $75,000.  The Enhanced  Beneficiary  Protection  Optional Death
Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $75,000 - [$50,000 - $0]
                  =        $25,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $25,000 * 0.40
                  =        $10,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $85,000

Examples with market decline
Assume that the Owner has made no withdrawals  and that the Account Value has been  decreasing  due to declines in market  performance.
On the date we receive due proof of death,  the Account Value is $45,000.  The basic Death  Benefit is calculated as Purchase  Payments minus proportional  withdrawals,  or Account Value, less the amount of any Credits applied within 12 months prior to the date of death, which ever is greater.  Therefore,  the basic Death Benefit is equal to $50,000.  The Enhanced  Beneficiary  Protection  Optional Death
Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

         Growth   =        $45,000 - [$50,000 - $0]
                  =        $-5,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  NO BENEFIT IS PAYABLE

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $50,000

In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

Example with market increase and withdrawals
Assume that the Account Value has been  increasing  due to positive  market  performance  and the Owner made a withdrawal of $15,000 in
Annuity  Year 5 when the Account  Value was  $75,000.  On the date we receive due proof of death,  the  Account  Value is $90,000.  The basic Death Benefit is  calculated as Purchase  Payments  minus  proportional  withdrawals,  or Account  Value,  less the amount of any
Credits  applied  within 12 months prior to the date of death,  which ever is greater.  Therefore,  the basic Death Benefit is equal to
$90,000.  The Enhanced  Beneficiary  Protection  Optional  Death  Benefit is equal to the amount  payable under the basic Death Benefit
($90,000) PLUS 40% of the "Growth" under the Annuity.

         Growth   =        $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                  =        $90,000 - [$50,000 - $10,000]
                  =        $90,000 - $40,000
                  =        $50,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                  =        $50,000 * 0.40
                  =        $20,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                  =        $110,000

Examples of Highest Anniversary Value Death Benefit Calculation
The  following  are  examples of how the Highest  Anniversary  Value  Death  Benefit is  calculated.  Each  example  assumes an initial
Purchase  Payment of $50,000.  Each example  assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE: The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase and death before Death Benefit Target Date
Assume that the Owner's  Account Value has generally been increasing due to positive  market  performance and that no withdrawals  have been made.  On the date we receive  due proof of death,  the  Account  Value is  $75,000;  however,  the  Anniversary  Value on the 5th anniversary  of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death  Benefit  Target  Date.  The Death
Benefit is equal to the greater of the Highest  Anniversary  Value or the basic Death  Benefit.  The Death Benefit would be the Highest
Anniversary  Value  ($90,000)  because  it is greater  than the amount  that would  have been  payable  under the basic  Death  Benefit
($75,000).

Example with withdrawals
Assume that the Account Value has been  increasing  due to positive  market  performance  and the Owner made a withdrawal of $15,000 in
Annuity Year 7 when the Account Value was $75,000.  On the date we receive due proof of death,  the Account Value is $80,000;  however, the  Anniversary  Value on the 5th  anniversary of the Issue Date was $90,000.  Assume as well that the Owner has died before the Death
Benefit Target Date.  The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

Highest Anniversary Value  = $90,000 - [$90,000 * $15,000/$75,000]
                                    = $90,000 - $18,000
                                    = $72,000

Basic Death Benefit                 = $80,000 - [$80,000 * $15,000/$75,000]
                                    = $80,000 - $16,000
                                    = $64,000

Example with death after Death Benefit Target Date
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance  and that no withdrawals had been made prior to the Death Benefit  Target Date.  Further  assume that the Owner dies after the Death Benefit  Target Date,  when the
Account Value is $75,000.  The Highest  Anniversary  Value on the Death Benefit Target Date was $80,000;  however,  following the Death
Benefit  Target  Date,  the Owner made a Purchase  Payment of $15,000 and had taken a withdrawal  of $5,000 when the Account  Value was
$70,000.  The Death  Benefit is equal to the  greater of the  Highest  Anniversary  Value plus  Purchase  Payments  minus  proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Anniversary Value  = $80,000 + $15,000 - [$80,000 * $5,000/$70,000]
                                    = $80,000 + $15,000 - $5,714
                                    = $100,714

Basic Death Benefit                 = $75,000

                                          APPENDIX D - Plus40(TM)OPTIONAL LIFE INSURANCE RIDER

=======================================================================================================================================
American Skandia's Plus40(TM)Optional Life Insurance Rider was offered, in those states where approved, between January 23, 2002 and
May 1, 2003.  The description below of the Plus40(TM)benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40(TM)benefit.
=======================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------------
The life insurance  coverage  provided under the Plus40(TM)Optional Life Insurance Rider ("Plus40(TM)rider" or the "Rider") is supported by
American  Skandia's general account and is not subject to, or registered as a security under,  either the Securities Act of 1933 or the
Investment  Company Act of 1940.  Information  about the Plus40(TM)rider is  included  as an  Appendix  to this  Prospectus  to help you understand the Rider and the  relationship  between the Rider and the value of your Annuity.  It is also included because you can elect to pay for the Rider  with  taxable  withdrawals  from your  Annuity.  The staff of the  Securities  and  Exchange  Commission  has not reviewed  this  information.  However,  the  information  may be subject to certain  generally  applicable  provisions  of the  Federal securities laws regarding accuracy and completeness.
---------------------------------------------------------------------------------------------------------------------------------------

The income  tax-free life insurance  payable to your  Beneficiary(ies)  under the Plus40(TM)rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death,  subject to certain  adjustments,  restrictions  and  limitations  described below.

ELIGIBILITY
The Plus40(TM)rider may be  purchased as a rider on your  Annuity.  The Rider must cover those  persons  upon whose death the  Annuity's death benefit  becomes  payable - the Annuity's  owner or owners,  or the  Annuitant (in the case of an entity owned  Annuity).  If the
Annuity has two Owners,  the  Rider's  death  benefit is payable  upon the first death of such  persons.  If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum  allowable  age to purchase  the Plus40(TM)rider is 40; the maximum  allowable  age is 75. If the Rider is  purchased on two lives,  both persons must meet the age  eligibility  requirements.  The Plus40(TM)rider is not  available  to  purchasers  who use their
Annuity as a funding  vehicle for a Tax Sheltered  Annuity (or 403(b)) or as a funding  vehicle for a qualified  plan under Section 401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
|X|      If you die during the first 24 months  following the effective  date of the Plus40(TM)rider  (generally,  the Issue Date of your
         Annuity),  the death  benefit  will be limited to the amount of any charges  paid for the Rider while it was in effect.  While we will return the charges  you have paid  during the  applicable  period as the death  benefit,  your  Beneficiary(ies)  will receive no additional life insurance benefit from the Plus40(TM)rider if you die within 24 months of its effective date.
                    ----------

|X|      If you make a Purchase  Payment  within 24 months prior to the date of death,  the Account  Value used to determine the amount of the death  benefit  will be reduced by the  amount of such  Purchase  Payment(s).  If we reduce the death  benefit  payable under the  Plus40(TM)rider  based on this  provision,  we will  return  50% of any  charges  paid for the Rider  based on those
         Purchase Payments as an additional amount included in the death benefit under the Rider.

|X|      If we apply  Credits to your Annuity  based on Purchase  Payments,  such Credits are treated as Account  Value for purposes of determining  the death benefit  payable under the Plus40(TM)rider.  However,  if Credits were applied to Purchase  Payments made within 24 months  prior to the date of death,  the Account  Value used to  determine  the amount of the death  benefit will be reduced  by the  amount of such  Credits.  If we reduce  the death  benefit  payable  under the  Plus40(TM)rider  based on this provision,  we will return 50% of any charges paid for the Rider based on such  Credits as an  additional  amount  included in the death benefit under the Rider.

|X|      If you become  terminally  ill (as defined in the Rider) and elect to receive a portion of the Plus40(TM)rider's  death benefit under the  Accelerated  Death  Benefit  provision,  the amount  that will be  payable  under the Rider upon your death will be reduced.  Please refer to the Accelerated Death Benefit provision described below.

|X|      If charges for the Plus40(TM)rider are due and are unpaid as of the date the death  benefit is being  determined,  such charges will be deducted from the amount paid to your Beneficiary(ies).

|X|      If the age of any person  covered  under the  Plus40(TM)rider is  misstated,  we will  adjust any  coverage  under the Rider to conform to the facts.  For example,  if, due to the  misstatement,  we overcharged  you for coverage under the Rider,  we will add  any  additional  charges  paid  to the  amount  payable  to  your  Beneficiary(ies).  If,  due to  the  misstatement,  we undercharged  you for coverage  under the Rider,  we will reduce the death  benefit in  proportion  to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

|X|      On or after an Owner  reaches the expiry date of the Rider (the  anniversary  of the  Annuity's  Issue Date on or  immediately after the 95th  birthday),  coverage will  terminate.  No charge will be made for an Owner following the expiry date. If there are two Owners,  the expiry date  applies  separately  to each  Owner;  therefore,  coverage  may  continue  for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40(TM)rider is subject to a Maximum  Death Benefit  Amount based on the Purchase  Payments  applied to your Annuity.  The Plus40(TM)
rider may also be subject to a Per Life Maximum  Benefit  that is based on all amounts paid under any annuity  contract we issue to you
                                                                                                  ---
under which you have elected the Plus40(TM)rider or similar life insurance coverage.

|X|      The Maximum Death Benefit Amount is 100% of the Purchase  Payments  increasing at 5% per year following the date each Purchase
             ----------------------------
         Payment is applied to the Annuity until the date of death.  If Purchase  Payments are applied to the Annuity  within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

|X|      The Per Life Maximum Benefit applies to Purchase  Payments applied to any such annuity  contracts more than 24 months from the
             ------------------------
         date of death that exceed  $1,000,000.  If you make Purchase  Payments in excess of  $1,000,000,  we will reduce the aggregate death  benefit  payable under all Plus40(TM)riders,  or similar  riders issued by us, based on the combined  amount of Purchase
         Payments  in excess of  $1,000,000  multiplied  by 40%. If the Per Life  Maximum  Benefit  applies,  we will reduce the amount payable under each  applicable  Plus40(TM)rider on a pro-rata  basis.  If the Per Life Maximum  Benefit applies upon your death, we will return any excess  charges  that you paid on the  portion of your  Account  Value on which no benefit is payable.  The
         Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become  terminally  ill, you may request that a portion of the death benefit  payable under the Plus40(TM)rider be prepaid instead of being paid to your  Beneficiary(ies)  upon your  death.  Subject to our  requirements  and where  allowed by law, we will make a one time,  lump sum  payment.  Our  requirements  include  proof  satisfactory  to us, in writing,  of terminal  illness  after the Rider's
Effective Date.

The  maximum we will pay,  before any  reduction,  is the  lesser of 50% of the  Rider's  death  benefit or  $100,000.  If you elect to accelerate  payment of a portion of the death benefit under the Plus40(TM)rider,  the amount of the remaining death benefit is reduced by the prepaid amount  accumulating at an annualized  interest rate of 6.0%.  Eligibility  for an accelerated  payout of a portion of your
Plus40(TM)rider death benefit may be more  restrictive  than any  medically-related  surrender  provision  that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40(TM)RIDER
The  Plus40(TM)rider has a current  charge and a  guaranteed  maximum  charge.  The current  charge for the Plus40(TM)rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity.  The applicable  percentages  differ based on the attained  age,  last  birthday of the Owner(s) or Annuitant  (in the case of an entity owned  Annuity) as of the date the charge is due. We reserve the right to change the current  charge,  at any time,  subject to regulatory  approval  where  required.  If there are two Owners,  we calculate the current charge that applies to each Owner  individually  and deduct the combined amount as the charge for the Rider.  There is no charge based on a person's life after coverage  expires as to that person.  However,  a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                           Attained Age                  Percentage of
                                                                         Account Value
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 40-75                       .80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 76-80                       1.60%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 81-85                       3.20%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 86-90                       4.80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 91                         6.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 92                         7.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 93                         8.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 94                         9.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 95                        10.50%
                                   ------------------------------ ----------------------------

The charge for the  Plus40(TM)rider may also be subject to a  guaranteed  maximum  charge that will apply if the  current  charge,  when applied to the Account Value,  exceeds the guaranteed  maximum  charge.  The guaranteed  maximum charge is based on a charge per $1,000 of insurance.

We determine the charge for the Rider  annually,  in arrears.  We deduct the charge:  (1) upon your death;  (2) on each  anniversary of the  Issue  Date;  (3) on the date  that you  begin  receiving  annuity  payments;  (4) if you  surrender  your  Annuity  other  than a medically-related  surrender;  or (5) if you choose to terminate the Rider.  If the Rider  terminates for any of the preceding  reasons on a date other than the  anniversary  of the  Annuity's  Issue  Date,  the charge  will be  prorated.  During the first year after the
Annuity's  Issue Date, the charge will be prorated from the Issue Date. In all subsequent  years,  the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual  charge  through a  redemption  from your  Annuity's  Account  Value or through  funds other than those within the  Annuity.  If you do not elect a method of payment,  we will  automatically  deduct the annual  charge  from your  Annuity's
Account Value.  The manner in which you elect to pay for the Rider may have tax implications.

|X|      If you elect to pay the charge through a redemption of your  Annuity's  Account  Value,  the  withdrawal  will be treated as a taxable  distribution,  and will generally be subject to ordinary  income tax on the amount of any investment  gain withdrawn.
         If you are under age 59 1/2,  the  distribution  may also be  subject to a 10%  penalty on any gain  withdrawn,  in  addition  to ordinary  income taxes.  We first deduct the amount of the charge  pro-rata from the Account Value in the variable  investment options.  We only deduct the charge pro-rata from the Fixed  Allocations to the extent there is insufficient  Account Value in the variable investment options to pay the charge.

|X|      If you  elect to pay the  charge  through  funds  other  than  those  from your  Annuity,  we  require  that  payment  be made electronically  in U.S.  currency  through a U.S.  financial  institution.  If you elect to pay the charge through  electronic transfer  of funds  and  payment  has not been  received  within 31 days from the due date,  we will  deduct  the  charge as a redemption from your Annuity, as described above.

TERMINATION
You can  terminate  the Plus40(TM)rider at any time.  Upon  termination,  you will be  required to pay a pro-rata  portion of the annual charge for the Rider.  The Plus40(TM)rider will  terminate  automatically  on the date your Account  Value is applied to begin  receiving annuity  payments,  on the date you  surrender  the Annuity  or, on the expiry date with  respect to such person who reaches the expiry date.  We may also  terminate  the  Plus40(TM)rider,  if  necessary,  to  comply  with  our  interpretation  of the Code and  applicable regulations.  Once terminated, you may not reinstate your coverage under the Plus40(TM)rider.

CHANGES IN ANNUITY DESIGNATIONS
Changes in ownership and annuitant  designations  under the Annuity may result in changes in eligibility  and charges under the Plus40(TM)
rider.  These changes may include termination of the Rider.  Please refer to the Rider for specific details.

SPOUSAL ASSUMPTION
A  spousal  beneficiary  may elect to assume  ownership  of the  Annuity  instead  of taking  the  Annuity's  Death  Benefit.  However, regardless of whether a spousal  beneficiary  assumes ownership of the Annuity,  the death benefit under the Plus40(TM)rider will be paid despite the fact that the Annuity  will  continue.  The spousal  beneficiary  can apply the death  benefit  proceeds  under the Plus40(TM)
rider to the Annuity as a new Purchase  Payment,  can purchase a new annuity  contract or use the death benefit  proceeds for any other purpose.  Certain  restrictions  may apply to an Annuity  that is used as a qualified  investment.  Spousal  beneficiaries  may also be eligible to purchase the Plus40(TM)rider,  in which case the Annuity's  Account Value,  as of the date the assumption is effective,  will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION
The Plus40(TM)rider was designed to qualify as a life insurance  contract under the Code. As life  insurance,  under most  circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an  Individual  Retirement  Annuity  (IRA),  we consider the Plus40(TM)rider to be outside of your IRA, since premium for the Rider is paid for either with funds  outside of your Annuity or with  withdrawals  previously  subject to tax and any applicable tax penalty.

We believe  payments under the accelerated  payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free  payments.  To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally  ill, or any other  applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

                               APPENDIX E - SALE OF THE CONTRACTS TO RESIDENTS OF THE STATE OF NEW YORK

Some of the provisions of the Annuity are different for contracts offered to residents of the State of New York.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity  through  licensed,  registered  investment  professionals.  You must complete an application  and submit a minimum initial  purchase  payment of $1,000.  We may allow you to make a lower initial purchase payment provided you establish a bank drafting program  under  which  purchase  payments  received  in the first  Annuity  Year total at least  $1,000.  If the Annuity is owned by an individual or  individuals,  the oldest of those persons must be age 80 or under and no additional  Purchase  Payments will be accepted after age 80.  If the Annuity is owned by an entity, the annuitant must be age 85 or under.

GLOSSARY OF TERMS

MVA:  The definition for MVA is not applicable.

INVESTMENT OPTIONS

WHAT ARE THE FIXED INVESTMENT OPTIONS?
Fixed investment  options are not available to residents of the State of New York. All references to Fixed  Allocations  throughout the
Prospectus are not applicable.

FEES AND CHARGES

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual Maintenance Fee for residents of the State of New York is $30.00 or 2% of your Account Value invested in the variable  investment  options,  whichever is less.  This fee will be deducted  annually on the  anniversary  of the Issue Date of your  Annuity or, if you  surrender  your  Annuity  during the
Annuity Year, the fee is deducted at the time of surrender.  We may increase the Annual  Maintenance  Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax Charges: For New York contracts a charge for taxes may also be assessed against the Sub-accounts.

PURCHASING YOUR ANNUITY

Owner,  Annuitant and Beneficiary  Designations:  For contracts issued in the State of New York, the designation of contingent Owner is not allowed.

MANAGING YOUR ANNUITY

Age Restrictions:  The Owner must be age 80 or under as of the Issue Date of the Annuity.  If the Annuity is owned jointly,  the oldest of the Owners must be age 80 or under on the Issue Date and no  additional  Purchase  Payments  will be  accepted  after age 80. If the
Annuity is owned by an entity,  the  Annuitant  must be age 85 or under as of the Issue Date.  You should  consider your need to access your Account Value and whether the Annuity's  liquidity  features  will satisfy that need. If you take a  distribution  prior to age 59
1/2, you may be subject to a 10%  penalty in  addition  to  ordinary  income  taxes on any gain.  The  availability  of certain  optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity.

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
Unless you indicated that a prior choice was  irrevocable or your Annuity has been endorsed to limit certain  changes,  you may request to change Owner,  Annuitant and Beneficiary  designations  by sending a request In Writing.  Where allowed by law, such changes will be subject to our  acceptance.  For New York  contracts,  some of the  changes we will not accept  include,  but are not limited to: (a) a new Owner  subsequent to the death of the Owner or the first of any joint Owners to die, except where a  spouse-Beneficiary  has become the Owner as a result of an Owner's  death;  (b) a new  Annuitant  prior to the Annuity Date if the Annuity is owned by an entity;  and
(c) a change in the Beneficiary if the Owner had previously made the designation irrevocable.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
For New York  contracts  you may exercise your right to return the Annuity  within 21 days of receipt of the Annuity.  The amount to be refunded for New York  contracts is the Account  Value as of the date we receive  your request to cancel the Annuity.  Notice  received by mail is  effective  as of the date of the  postmark.  If the Annuity is returned to the agent,  the  effective  date is the date the
Annuity is received by the agent.

MANAGING YOUR ACCOUNT VALUE

Credits Applied to Purchase Payments for Designated Class of Annuity Owner
This section does not apply to contracts purchased by residents of the State of New York.

=======================================================================================================================================
This  Annuity  features  the same  Insurance  Charge as many of American  Skandia's  other  variable  annuities  and does not charge an additional  amount for the XTra CreditSM  feature.  However,  the amount of any Credits  applied to your Account Value can be recovered by American Skandia under the following circumstance:
=======================================================================================================================================
|X|      if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any Credits.
=======================================================================================================================================
=======================================================================================================================================

=======================================================================================================================================
The value of the XTra CreditSM amount will be  substantially  reduced if American  Skandia recovers the XTra CreditSM amount under this circumstance.  However,  any  investment  gain on the XTra  CreditSM  amount  will not be taken  back.  We do not  deduct a CDSC in any situation where we recover the XTra CreditSM amount.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
For New York  contracts  we require a minimum  amount of $500 in each  Sub-account  you  allocate  Account  Value to at the time of any allocation  or transfer.  Your transfer  request must be In Writing.  For New York  contracts,  a specific  authorization  form MUST be completed which authorizes us to accept transfers via phone or through means such as electronic mail.

Guaranteed Return Option (GRO)SM
This benefit is not available to residents of the State of New York.

ACCESS TO ACCOUNT VALUE

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
The Annuity Date must be the first or the  fifteenth  day of a calendar  month.  However,  for New York  contracts,  if the  contract's accumulated  value, at the time of annuitization,  is less than $2,000, or would provide an income, the initial amount of which is less than $20 per month,  in lieu of commencing  the annuity  payments,  we reserve the right to cancel the Annuity and pay you the total of the Account Value.

For New York contracts the Annuity Date may not exceed the first day of the calendar month following the Annuitant's 90th birthday.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
This benefit is not available to residents of the State of New York.

DEATH BENEFIT

Under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments.

Basic Death Benefit:

The basic Death Benefit is the greater of:
|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals.
|X|      Your Account Value.

Optional Death Benefits

=======================================================================================================================================
The Enhanced  Beneficiary  Protection  Death  Benefit and the  Guaranteed  Minimum Death Benefit  described in the  Prospectus  are not offered to residents of the State of New York.  However,  the Highest  Anniversary  Value  Optional  Death Benefit  described  below is available to purchasers of the Annuity who are residents of the State of New York.
=======================================================================================================================================

If the Annuity has one Owner,  the Owner must be age 80 or less at the time the Highest  Anniversary  Value  Optional  Death Benefit is
purchased.  If the  Annuity  has joint  Owners,  the oldest  Owner must be age 80 or less.  If the  Annuity is owned by an entity,  the
Annuitant must be age 80 or less.

Key Terms Used with the Highest Anniversary Value Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest of
             -------------------------
     either joint Owner or the Annuitant, if entity owned.

|X|      The  Highest  Anniversary  Value  equals the  highest of all  previous  "Anniversary  Values" on or before the  earlier of the
              ---------------------------
     Owner's date of death and the "Death Benefit Target Date".

|X|      The Anniversary  Value is the Account Value as each anniversary of the Issue Date plus the sum of all Purchase  Payments on or
             ------------------
     after such anniversary less the sum of all "Proportional  Reductions"  since such anniversary.  The Anniversary Value on the Issue
     Date is equal to your Purchase Payment.

|X|      A  Proportional  Reduction is a reduction to the value being measured  caused by a withdrawal,  equaling the percentage of the
            -----------------------
     withdrawal as compared to the Account Value as of the date of the  withdrawal.  For example,  if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction),  we will reduce both your Anniversary  Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Highest Anniversary Value Death Benefit
The Highest Anniversary Value Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the Sub-accounts as of the date we receive in writing "due proof of death"; and
2.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the Account Value as of the date we receive in writing "due proof of death"; and
2.       the Highest  Anniversary  Value on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all
              Proportional Reductions since the Death Benefit Target Date.

Charges for Highest Anniversary Value Death Benefit
If you purchase the Highest  Anniversary  Value  Optional  Death  Benefit,  an annual charge of 0.15% is deducted  from your  Annuity's
Account  Value.  The charge will be based on the current Death Benefit under the Highest  Anniversary  Value  Optional Death Benefit as
of the date the charge is  deducted.  The charge is deducted in addition  to the  Insurance  Charge.  The charge is deducted in arrears on each  anniversary  of the Issue Date of the Annuity or, if you terminate the Optional  Death Benefit or surrender  your Annuity,  on the date the termination or surrender is effective.

Plus40(TM)OPTIONAL LIFE INSURANCE RIDER

This benefit was never available to residents of the State of New York.

TAX CONSIDERATIONS

HOW ARE DISTRIBUTIONS FROM TAX-QUALIFIED RETIREMENT PLANS TAXED?

Minimum  Distributions after age 70 1/2: For New York contracts the Minimum Distribution  provision is only available for annuities issued under Section 403(b) of the IRS Code or for IRA's where Minimum  Distributions  are required.  Minimum  Distributions are not available for any other contracts.

Modification:  In addition to obtaining  prior  approval  from the insurance  department of our state of domicile  before making such a combination, substitution, deletion or addition, we will also obtain prior approval from the Superintendent of Insurance for New York.

Misstatement of Age or Sex:
If there has been a  misstatement  of the age and/or sex of any person upon whose life annuity  payments or the minimum  death  benefit are based, we make  adjustments to conform to the facts. As to annuity  payments:  (a) any  underpayments by us will be remedied on the next  payment  following  correction;  (b) any  overpayments  by us will be charged  against  future  amounts  payable by us under your
Annuity;  and (c) as to any annuity  payments,  we shall  credit or charge  interest  using our then  current  crediting  rate for this purpose,  which is not greater than 6% interest per year,  calculated  from the date of any  underpayment  or  overpayment  to the date actual payment is made.

   APPENDIX F - DESCRIPTION AND CALCULATION OF THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT AND THE GUARANTEED MINIMUM
                                                             DEATH BENEFIT

If you purchased your Annuity before  November 18, 2002 and were not a resident of the State of New York, the following  optional death benefits were offered:

Enhanced Beneficiary Protection Optional Death Benefit

The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide  additional  amounts to your  Beneficiary that may be used to offset  federal and state taxes  payable on any  taxable  gains in your  Annuity at the time of your  death.  Whether  this  benefit is appropriate for you may depend on your  particular  circumstances,  including  other financial  resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in  addition  to the basic  Death
Benefit.  If the  Annuity  has one Owner,  the Owner must be age 75 or less at the time the  benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.   the basic Death Benefit described above

     PLUS

2.   50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

"Death Benefit  Amount"  includes your Account Value and any amounts added to your Account Value under the basic Death Benefit when the
-----------------------
Death  Benefit is  calculated.  Under the basic Death  Benefit,  amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented
 -------------------------
when withdrawn.

The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

---------------------------------------------------------------------------------------------------------------------------------------
The Enhanced  Beneficiary  Protection  Optional  Death Benefit is subject to a maximum of 50% of all Purchase  Payments  applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Please refer to the section  entitled  "Tax  Considerations"  for a discussion  of special tax  considerations  for  purchasers of this benefit.
---------------------------------------------------------------------------------------------------------------------------------------

NOTE:  You may not elect the Enhanced  Beneficiary  Protection  Optional  Death  Benefit if you have elected any other  Optional  Death
Benefit.

Guaranteed Minimum Death Benefit

If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased.  If the Annuity has joint Owners, the oldest Owner must be age 80 or less.  If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest of
             -------------------------
     either joint Owner or the Annuitant, if entity owned.

|X|      The  Highest  Anniversary  Value  equals the  highest of all  previous  "Anniversary  Values" on or before the  earlier of the
              ---------------------------
     Owner's date of death and the "Death Benefit Target Date".

|X|      The Anniversary  Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase  Payments on
             ------------------
     or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

|X|      A  Proportional  Reduction is a reduction to the value being measured  caused by a withdrawal,  equaling the percentage of the
            -----------------------
     withdrawal as compared to the Account Value as of the date of the  withdrawal.  For example,  if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction),  we will reduce both your Anniversary  Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the  Sub-accounts  plus the Interim Value of any Fixed  Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
2.       the sum of all Purchase  Payments minus the sum of all Proportional  Reductions,  each increasing daily until the Owner's date of death at a rate of 5.0%,  subject to a limit of 200% of the  difference  between the sum of all Purchase  Payments and the sum of all withdrawals as of the Owner's date of death; and
3.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.  The amount calculated in Items 1 & 3 above may be reduced by any
         Credits under certain circumstances.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the  Account  Value as of the date we  receive in writing  "due  proof of death" (an MVA may be  applicable  to amounts in any
              Fixed Allocations); and
2.       the greater of Item 2 & 3 above on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all
              Proportional Reductions since the Death Benefit Target Date.

         The amount calculated in Item 1 above may be reduced by any Credits under certain circumstances.

Annuities with joint Owners
For Annuities  with Joint Owners,  the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to  determine  the Death  Benefit  Target Date.  NOTE:  If you and your spouse own the Annuity  jointly,  we will pay the Death
Benefit to the  Beneficiary.  If the sole primary  Beneficiary is the surviving  spouse,  then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefit is  calculated  as shown above except that the age of the  Annuitant is used to determine  the  Death  Benefit  Target  Date.  Payment  of the Death  Benefit  is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection  Optional Death Benefit and the  Guaranteed  Minimum Death Benefit at any time.
Upon  termination,  you will be required to pay a pro-rata  portion of the annual charge for the benefit.  Both optional Death Benefits will  terminate  automatically  on the Annuity Date. We may also  terminate any optional  Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge  from your  Account  Value if you  elect to  purchase  either  optional  Death  Benefit.  The  Enhanced  Beneficiary
Protection  Death  Benefit  costs 0.25% of Account  Value.  The  Guaranteed  Minimum  Death  Benefit  costs 0.30% of the current  Death
Benefit.  The charges for these death benefits are deducted in arrears each Annuity Year.  No charge applies after the Annuity Date.

We deduct the charge:
1.       on each anniversary of the Issue Date;
2.       when Account Value is transferred to our general account prior to the Annuity Date;
3.       if you surrender your Annuity; and
4.       if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

If you surrender the Annuity,  elect to begin receiving  annuity  payments or terminate the benefit on a date other than an anniversary of the Issue  Date,  the charge will be  prorated.  During the first year after the Issue  Date,  the charge will be prorated  from the
Issue Date.  In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first  deduct the amount of the charge  pro-rata  from the Account  Value in the  variable  investment  options.  We only deduct the charge pro-rata from the Fixed  Allocations to the extent there is  insufficient  Account Value in the variable  investment  options to pay the charge.  If your Annuity's  Account Value is  insufficient  to pay the charge,  we may deduct your remaining  Account Value and terminate  your  Annuity.  We will  notify  you if your  Account  Value is  insufficient  to pay the  charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS
-----------------------

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional  Death Benefit is  calculated.  Each example  assumes that a $50,000  initial  Purchase  Payment is made and that no withdrawals  are made prior to the Owner's death.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE:  The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase
Assume that the Owner's  Account Value has been  increasing  due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $75,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or
Account Value,  less the amount of any Credits applied within 12-months prior to the date of death,  which ever is greater.  Therefore, the basic Death  Benefit is equal to  $75,000.  The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit is equal to the amount payable under the basic Death Benefit  ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase  Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $75,000
         Basic Death Benefit =      $75,000
         Death Benefit Amount =     $75,000 - $50,000 = $25,000

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $75,000 + $12,500 = $87,500

Examples with market decline
Assume that the Owner's  Account Value has been decreasing due to declines in market  performance.  On the date we receive due proof of death, the Account Value is $45,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or
Account Value less the amount of any Credits  applied within  12-months prior to the date of death,  which ever is greater.  Therefore, the basic Death  Benefit is equal to  $50,000.  The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit is equal to the amount payable under the basic Death Benefit  ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase  Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $40,000
         Basic Death Benefit =      $50,000
         Death Benefit Amount =     $50,000 - $50,000 = $0

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $50,000 + $0 = $50,000

         In this example you would receive no additional  benefit from purchasing the Enhanced  Beneficiary  Protection  Optional Death
         Benefit.

Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the  Guaranteed  Minimum Death Benefit is  calculated.  Each example  assumes that a $50,000  initial
Purchase  Payment is made and that no  withdrawals  are made prior to the Owner's death.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE:  The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example of market increase
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $90,000.  The Highest  Anniversary  Value at the end of any previous period is $72,000.  The Death
Benefit would be the Account Value  ($90,000)  because it is greater than the Highest  Anniversary  Value ($72,000) or the sum of prior
Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease
Assume that the Owner's Account Value  generally  increased  until the fifth  anniversary  but generally has been decreasing  since the fifth contract  anniversary.  On the date we receive due proof of death, the Account Value is $48,000.  The Highest  Anniversary  Value
at the end of any  previous  period is  $54,000.  The Death  Benefit  would be the sum of prior  Purchase  Payments  increased  by 5.0%
annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease
Assume that the Owner's  Account  Value  increased  significantly  during the first six years  following  the Issue Date.  On the sixth anniversary  date the Account Value is $90,000.  During the seventh  Annuity Year,  the Account Value  increases to as high as $100,000 but then  subsequently  falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest  Anniversary
Value at the end of any previous  period  ($90,000),  which  occurred on the sixth  anniversary,  although the Account Value was higher during the  subsequent  period.  The Account Value on the date we receive due proof of death  ($80,000) is lower,  as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

----------------------------------------------------------------------------------------------------------------------
                  PLEASE SEND ME A STATEMENT  OF  ADDITIONAL  INFORMATION  THAT  CONTAINS  FURTHER  DETAILS  ABOUT THE
                  AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS ASXT II FOUR-PROS (05/2003).
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

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                                        -------------------------------------------------------
                                                           (print your name)

                                        -------------------------------------------------------
                                                               (address)

                                        -------------------------------------------------------
                                                         (city/state/zip code)

                                                 THIS PAGE IS INTENTIONALLY LEFT BLANK.

Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-766-4530                                                                           Telephone: 203-926-1888
http://www.americanskandia.com                                                               http://www.americanskandia.com

                                                          MAILING ADDRESSES:

                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                             P.O. Box 7040
                                                       Bridgeport, CT 06601-7040

                                                             EXPRESS MAIL:
                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                          One Corporate Drive
                                                           Shelton, CT 06484

                                                                 NOTES

                                                                 NOTES

                                                                 NOTES

                                              Supplement to Prospectus Dated May 1, 2003
                                                    Supplement dated June 13, 2003

This Supplement  should be retained with the current  Prospectus for your variable  annuity  contract  issued by American  Skandia Life
Assurance  Corporation  ("American  Skandia").  If  you  do  not  have  a  current  Prospectus,  please  contact  American  Skandia  at
1-800-766-4530.

                                                   PORTFOLIO/SUB-ACCOUNT NAME CHANGE

Evergreen VA International Growth Portfolio/Sub-account

Effective June 13, 2003, the Evergreen VA International  Growth  portfolio will change its name to Evergreen VA  International  Equity.
All references in the Prospectus to Evergreen VA International Growth are deleted and replaced with Evergreen VA International Equity.

FUSI AS2/ FUSI XT/ FUSI XT-FOUR                                                                     FSII/ FSXT/FSASL/ FSASL2/ FSXT4
FUSI ASL/ FUSI ASL II - SUPP (06/13/2003)

                                               Supplement to Prospectus Dated May 1, 2003
                                                    Supplement dated June 20, 2003

This Supplement should be retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

Montgomery Variable Series - Emerging Markets Portfolio reorganization into the Gartmore GVIT Developing Markets Portfolio

American Skandia  anticipates that shareholders  will approve the Plan of  Reorganization of the Montgomery  Variable Series - Emerging
Markets  Portfolio and the Gartmore GVIT Developing  Markets  Portfolio and that the  reorganization  will take place on June 20, 2003.
Upon completion of the  reorganization,  the Montgomery  Variable Series - Emerging  Markets  Portfolio will cease to exist and Annuity
Owners will have an equivalent  Account Value in the Gartmore GVIT Developing  Markets Portfolio.  The principal  investment  objective and policies of the Portfolio will be unchanged as a result of this reorganization.

----------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------

                                          Management        Other         12b-1 Fees     Total Annual     Fee Waivers     Net Annual
         UNDERLYING PORTFOLIO                Fees          Expenses                        Portfolio      and Expense     Portfolio
                                                                                           Operating     Reimburse-ment   Operating
                                                                                           Expenses                        Expenses
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Gartmore Variable Investment Trust:
  GVIT Developing Markets                    1.15%          0.24%            0.25%            1.64%            N/A            1.64%
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------

ASAP/ ASAP2/ FUSI AS2/ ASAP III/ APEX/ ASXT/ FUSI XT/Wells XTVA/ VIA-SUPP (06/20/2003)
ASXT-FOUR/ FUSI XT-FOUR/ ASL/ FUSI ASL/ Wells ASL/ ASPro/92001E0603
Wells VA+/ Wells APEX/ CH2/ ASImpact/ APEX II/ ASL II/ FUSI ASL II/
ASXT-SIX/ VIAS/ VIAT/ VIAG -SUPP (06/20/2003)

                                             Supplement to Prospectus Dated May 1, 2003
                                                 Supplement dated October 13, 2003

This Supplement  should be retained with the current  Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

WHO IS AMERICAN SKANDIA?
The following paragraph is added to this section of the prospectus:

Effective May 1, 2003,  Skandia U.S. Inc., the sole  shareholder of ASI, which is the parent of American  Skandia,  was purchased by
Prudential  Financial,  Inc.  Prudential  Financial is a New Jersey  insurance  holding  company whose  subsidiary  companies  serve individual and institutional  customers worldwide and include The Prudential  Insurance Company of America,  one of the largest life insurance  companies in the U.S. These  companies offer a variety of products and services,  including life insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and  retirement  related  services and  administration,  asset  management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)

------------------------------------------------------------------------------------------------------------------------------------
The  Guaranteed  Return Option Plus  described  below is being offered as of October 13, 2003 in those  jurisdictions  where we have received regulatory  approval,  and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.  Certain terms and  conditions  may differ between  jurisdictions  once  approved.  The program can be elected by new purchasers  on the Issue Date of their  Annuity,  and can be elected by existing  Annuity  Owners on either the  anniversary  of the
Issue Date of their  Annuity or on a date other than that  anniversary,  as described  below under  "Election of the  Program".  The
Guaranteed  Return  Option  Plus is not  available  if you elect the  Guaranteed  Return  Option  program,  the  Guaranteed  Minimum
Withdrawal Benefit rider or the Guaranteed Minimum Income Benefit rider.
------------------------------------------------------------------------------------------------------------------------------------

We offer a program that,  after a seven-year  period  following  commencement of the program (we refer to the end of that seven-year period as the "maturity date") and on each  anniversary of the maturity date  thereafter,  guarantees your Account Value will not be less than your Account  Value on the effective  date of your program  (called the  "Protected  Principal  Value").  The program also offers you the  opportunity  to elect a second,  enhanced  guaranteed  amount at a later date if your Account  Value has  increased, while preserving the guaranteed  amount  established on the effective date of your program.  The enhanced  guaranteed amount (called the "Enhanced  Protected  Principal Value")  guarantees that, after a separate  seven-year period following election of the enhanced guarantee and on each anniversary  thereafter,  your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

The program  monitors your Account Value daily and, if necessary,  systematically  transfers  amounts  between  variable  investment options you choose and Fixed  Allocations used to support the Protected  Principal  Value(s).  The program may be appropriate if you wish to protect a principal  amount  against  market  downturns as of a specific date in the future,  but also wish to invest in the variable  investment  options to participate in market  increases.  There is an additional charge if you elect the Guaranteed Return
Option Plus program.

The  guarantees  provided by the program  exist only on the  applicable  maturity  date(s) and on each  anniversary  of the maturity date(s)  thereafter.  However,  due to the ongoing  monitoring  of your  Account  Value and the  transfer of Account  Value  between variable  investment  options and Fixed Allocations to support our future  guarantees,  the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior to a maturity date.

KEY FEATURE - Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.
|X|      Base Guarantee:  Under the base guarantee,  American  Skandia  guarantees that on the maturity date and on each anniversary of the maturity date thereafter, your Account Value will be no less than the Protected Principal Value.
     On the maturity date and on each  anniversary  after the maturity date, if your Account Value is below the Protected  Principal
     Value,  American Skandia will apply additional  amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

|X|      Enhanced  Guarantee:  On any anniversary  following  commencement of the program,  you can establish an enhanced guaranteed amount based on your current Account Value.  Under the enhanced  guarantee,  American Skandia guarantees that at the end of the seven year period  following the election of the enhanced  guarantee  (also  referred to as its "maturity  date"),  and on each anniversary of the maturity date thereafter,  your Account Value will be no less than the Enhanced  Protected  Principal Value.
     You can elect an enhanced  guarantee  more than once;  however,  a  subsequent  election  supersedes  the prior  election of an enhanced guarantee.  Election of an enhanced guarantee does not impact the base guarantee.  In addition, you may elect an "auto step-up" feature that will automatically  increase your base guarantee (or enhanced  guarantee,  if previously elected) on each anniversary of the program (and create a new, seven year maturity  period for the new enhanced  guarantee) if the Account Value as of that anniversary  exceeds the existing base guarantee (or enhanced  guarantee,  if previously elected) by 7% or more. You may also elect to terminate an enhanced guarantee.  If you elect to terminate the enhanced  guarantee,  the base guarantee will remain in effect.
     If you have elected the enhanced  guarantee,  on the  guarantee's  maturity date and on each  anniversary  of the maturity date thereafter,  if your Account Value is below the Enhanced  Protected  Principal  Value,  American  Skandia will apply additional amounts to your  Annuity  from its  general  account to  increase  your  Account  Value to be equal to the  Enhanced  Protected
     Principal Value.

Any  amounts  added to your  Annuity  will be applied,  if  necessary,  to any Fixed  Allocations  needed to support the  applicable guarantee  amount as of the  maturity  date or any  anniversary  of the  maturity  date.  Any  remaining  amounts  will be allocated pro-rata to your  Account  Value based on your  current  Sub-account  allocations.  We will notify you of any amounts  added to your
Annuity  under the  program.  The  Protected  Principal  Value is referred to as the "Base  Guarantee"  and the  Enhanced  Protected
Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity
Withdrawals  from your  Annuity,  while the program is in effect,  will reduce the base  guarantee  under the program as well as any enhanced  guarantee.  Cumulative  annual  withdrawals  up to 5% of the Protected  Principal  Value as of the  effective  date of the program  (adjusted  for any  subsequent  Purchase  Payments  and any  Credits  applied to such  Purchase  Payments)  will reduce the applicable  guaranteed amount by the actual amount of the withdrawal (referred to as the  "dollar-for-dollar  limit"). If the amount withdrawn is greater than the dollar-for-dollar  limit, the portion of the withdrawal equal to the  dollar-for-dollar  limit will be treated as  described  above,  and the  portion of the  withdrawal  in excess of the  dollar-for-dollar  limit will  reduce the base guarantee and the enhanced  guarantee  proportionally,  according to the formula as described in the rider for this benefit (see the examples  of this  calculation  below).  Withdrawals  will be taken  pro-rata  from the  variable  investment  options and any Fixed
Allocations.  Withdrawals  will be subject to all other  provisions of the Annuity,  including any Contingent  Deferred Sales Charge or Market Value Adjustment that would apply.

Charges  for other  optional  benefits  under the  Annuity  that are  deducted  as an annual  charge in arrears  will not reduce the applicable  guaranteed  amount under the  Guaranteed  Return Option Plus program,  however,  any partial  withdrawals  in payment of charges for the Plus40(TM)Optional Life  Insurance  Rider will be treated as withdrawals  and will reduce the  applicable  guaranteed amount.

The following examples of  dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the GRO PlusSM program are October 13, 2003; 2.) an initial Purchase  Payment of $250,000;  3.) a base guarantee amount of $250,000;
and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal  is taken on November 29, 2003 (in the first  Annuity  Year).  No prior  withdrawals  have been taken.  As the amount withdrawn is less than the Dollar-for-dollar Limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The  remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 18, 2003 (still within the first Annuity  Year).  The Account Value  immediately before the withdrawal is $180,000.  As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o        the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
     The resulting base guarantee amount is: $237,500 x ( 1 - $7,500 / $177,500), or $227,464.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A  $10,000  withdrawal  is  made  on  December  19,  2004  (second  Annuity  Year).  The  Remaining  Limit  has  been  reset  to the dollar-for-dollar limit of $12,500.  As the amount withdrawn is less than the dollar-for-dollar limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
o        The Remaining  Limit for the balance of the second  Annuity Year is also reduced by the amount  withdrawn  (from $12,500 to
         $2,500).

KEY FEATURE - Allocation of Account Value
In general,  you have  discretion  over the  allocation  of your  Account  Value that remains  allocated in the variable  investment options.  However,  we reserve the right to prohibit  investment in certain  Portfolios if you  participate in the program.  Account
Value is only transferred to and maintained in Fixed  Allocations to the extent we, in our sole discretion,  deem it is necessary to
         ----
support our  guarantee(s)  under the program.  This permits your Annuity to participate in the upside  potential of the Sub-accounts while only transferring  amounts to Fixed Allocations to protect against  significant market downturns.  We monitor  fluctuations in your Account Value each business day, as well as the  prevailing  interest  rates on Fixed  Allocations,  the remaining  duration(s)
until the applicable maturity date(s) and the amount of Account Value allocated to Fixed  Allocation(s)  relative to a "reallocation trigger",  which  determines  whether Account Value must be transferred to or from Fixed  Allocation(s).  While you are not notified when your Account Value reaches a  reallocation  trigger,  you will receive a  confirmation  statement  indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

|X|      If your Account Value is greater than or equal to the reallocation  trigger,  your Account Value in the variable investment options  will  remain  allocated  according  to your most recent  instructions.  If a portion of Account  Value was  previously allocated  to a Fixed  Allocation  to support  the  applicable  guaranteed  amount,  all or a portion of those  amounts  may be transferred from the Fixed Allocation and re-allocated to the variable  investment  options pro-rata  according to your current allocations  (including  the model  allocations  under any asset  allocation  program  you may have  elected).  A Market  Value
     Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the variable  investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your Account Value is less than the  reallocation  trigger,  a portion of your Account Value in the variable  investment options will be  transferred  to a new Fixed  Allocation(s)  to support the  applicable  guaranteed  amount.  These amounts are transferred  on a pro-rata  basis from the  variable  investment  options.  The new Fixed  Allocation(s)  will have a Guarantee
     Period  equal to the time  remaining  until the  applicable  maturity  date(s).  The Account  Value  allocated to the new Fixed
     Allocation(s)  will be credited with the fixed interest  rate(s) then being credited to a new Fixed  Allocation(s)  maturing on the applicable  maturity date(s) (rounded to the next highest yearly duration).  The Account Value will remain invested in each applicable Fixed Allocation until the applicable  maturity date unless,  at an earlier date, your Account Value is greater than or equal to the  reallocation  trigger and,  therefore,  amounts can be  transferred to the variable  investment  options while maintaining the guaranteed protection under the program (as described above).

====================================================================================================================================
If a  significant  amount of your  Account  Value is  systematically  transferred  to Fixed  Allocations  to support  the  Protected
Principal Value and/or the Enhanced  Protected  Principal Value during prolonged market declines,  less of your Account Value may be immediately  available to participate in the upside  potential of the variable  investment  options if there is a subsequent  market recovery.  During the period prior to the maturity  date of the base  guarantee or any enhanced  guarantee,  or any  anniversary  of such maturity date(s),  a significant  portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed  amount(s).  If your Account Value is less than the  reallocation  trigger and new Fixed  Allocations must be established during  periods where the interest  rate(s) being  credited to such Fixed  Allocations  is extremely  low, a larger  portion of your
Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s).
====================================================================================================================================

Separate Fixed  Allocations  may be established in support of the Protected  Principal  Value and the Enhanced  Protected  Principal
Value (if elected).  There may also be  circumstances  when a Fixed  Allocation will be established only in support of the Protected
Principal Value or the Enhanced  Protected  Principal  Value. If you elect an enhanced  guarantee,  it is more likely that a portion of your Account  Value may be allocated to Fixed  Allocations  and will remain  allocated for a longer period of time to support the
Enhanced  Protected  Principal Value, even during a period of positive market  performance  and/or under  circumstances  where Fixed
Allocations  would not be necessary to support the  Protected  Principal  Value.  Further,  there may be  circumstances  where Fixed
Allocations in support of the Protected  Principal Value are transferred to the variable  investment options while Fixed Allocations in support of an Enhanced  Protected  Principal Value are not transferred  because they must remain invested in the Fixed Allocation in support of the higher enhanced guarantee.

American  Skandia uses an allocation  mechanism  based on  assumptions  of expected and maximum  market  volatility to determine the reallocation  trigger.  The allocation  mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose.  American  Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its  discretion,  subject to regulatory  approval where required.  Changes to the allocation  mechanism  and/or the  reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The  Guaranteed  Return  Option Plus  program can be elected at the time that you  purchase  your  Annuity,  or on any  business day thereafter (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity,  the program will be effective as of the business day that we receive the required  documentation in good order at our home office,  and the guaranteed amount will be based on your Account Value as of that date. If you  previously  elected the  Guaranteed  Return Option program and wish to elect the  Guaranteed  Return  Option Plus  program,  your prior  Guaranteed  Return  Option  program will be  terminated  (including  the guaranteed  amount(s))  and the  Guaranteed  Return Option Plus program will be added to your Annuity  based on the current  Account
Value.  This election of GRO PlusSM may result in a market value adjustment, which could increase or decrease your Account Value.

Termination of the Program
The Annuity Owner can elect to terminate the enhanced  guarantee but maintain the  protection  provided by the base  guarantee.  The
Annuity Owner also can terminate the  Guaranteed  Return Option Plus program  entirely.  An Annuity Owner who terminates the program entirely can  subsequently  elect to  participate  in the program again (based on the Account Value on that date) by furnishing  the documentation we require.  In a rising market,  an Annuity Owner could,  for example,  terminate the program on a given business day and two weeks later  reinstate  the program  with a higher base  guarantee  (and a new  maturity  date).  However,  your  ability to reinstate the program is limited by the  following:  (A) in any Annuity  Year, we do not permit more than two program  elections and
(B) a program reinstatement cannot be effected on the same business day on which a program termination was effected.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date  Account  Value is applied  to begin  annuity  payments;  or (c) upon full  surrender  of the  Annuity.  If you elect to terminate the program prior to the applicable  maturity  date, the Guaranteed  Return Option Plus will no longer provide a guarantee of your  Account  Value.  The  surviving  spouse  may elect the  benefit  at any time  after the  death of the  Annuity  Owner.  The surviving  spouse's  election will be effective on the business day that we receive the required  documentation in good order at our home office, and the Account Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option Plus program will no longer be deducted from your Account  Value upon  termination  of the program.

Special Considerations under the Guaranteed Return Option Plus
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon inception of the program,  100% of your Account Value must be allocated to the variable  investment  options. No Fixed
     Allocations may be in effect as of the date that you elect to participate in the program.  However,  the  reallocation  trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
|X|      Annuity Owners cannot  allocate any portion of Purchase  Payments or transfer  Account Value to or from a Fixed  Allocation while  participating in the program,  and cannot  participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to the variable investment options.
|X|      Additional  Purchase Payments  (including any credits  associated with such Purchase Payments) applied to the Annuity while the program is in effect will increase the applicable  guarantee amount by the actual amount of the Purchase Payment;  however, all or a portion of any additional  Purchase  Payments  (including any credits  associated with such Purchase  Payments) may be allocated by us to Fixed Allocations to support the additional amount guaranteed.
|X|      Transfers from Fixed  Allocations will be subject to the Market Value Adjustment  formula under the Annuity;  however,  the
     0.10%  "cushion"  feature of the  formula  will not apply.  A Market  Value  Adjustment  may be either  positive  or  negative.
     Transfer amounts will be taken from the most recently applied Fixed Allocation.
|X|      Transfers from the Sub-accounts to Fixed Allocations or from Fixed  Allocations to the Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account  Value by American  Skandia on the maturity  date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.

Charges under the Program
We deduct a charge equal to 0.25% of Account  Value per year to  participate  in the  Guaranteed  Return  Option Plus  program.  The annual  charge is deducted  daily  against your  Account  Value  allocated to the  Sub-accounts.  Account  Value  allocated to Fixed
Allocations  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia  for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

ASAP2 / FUSI AS2 / EVA / ASAP III / APEX / FUSI XT /EVA XT / WELLS XT / FUSI ASXT-4 / ASL / FUSI ASL /
WELLS ASL / WELLS APEX / AS PRO / WELLS VA+ / IMPACT / FT PORTFOLIOS / GAL 3 / ASL II /FUSI ASL II /
APEX II  - SUPP. (GRO Only) - (10/13/2003)                                                                              92001b0903

                                          Supplement to Prospectus Dated May 1, 2003
                                                 Supplement dated December 5, 2003

This Supplement  should be retained with the current  Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

As described in more detail below, one of the Evergreen  portfolios  formerly  offered as an investment  option for your annuity was merged into another Evergreen portfolio.

                                                               MERGER

Evergreen VA Global Leaders
Effective December 5, 2003,  pursuant to shareholder  approval,  the Evergreen VA Global Leaders portfolio merged into the Evergreen
VA International  Equity  portfolio.  As a result of the merger,  the Evergreen VA Global Leaders  portfolio  ceased  operations and will no longer  be  offered  as an  investment  option.  Evergreen  Investment  Management  Company  LLC is the  Sub-advisor  of the
Evergreen VA International Equity portfolio, the successor portfolio.

The following  annual  expenses for the successor  portfolio are estimates of what the expenses of the portfolio will be as a result of the merger:

----------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ --------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-ment Expenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ --------------
Evergreen Variable Annuity Trust:
  International Equity 1                               0.66%         0.39%           0.00%         1.05%         0.00%         1.05%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ --------------
1    The annual expenses of the Evergreen VA  International  Equity  portfolio prior to the Merger were as follows:  Management Fee:
0.66%;  12b-1 Fee:  0.00%;  Other  Expenses:  0.73%;  Total  Annual  Portfolio  Operating  Expenses:  1.39%;  Fee Waiver and Expense
Reimbursement: 0.39%; Net Annual Portfolio Operating Expenses: 1.00%.

The following descriptions of the investment objectives are effective as of December 5, 2003.

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

------------------- ---------------------------------------------------------------------------------------------- ---------------------
      STYLE/                                       INVESTMENT OBJECTIVES/POLICIES                                       PORTFOLIO
       TYPE                                                                                                              ADVISOR/
                                                                                                                       SUB-ADVISOR
                    ---------------------------------------------------------------------------------------------- ---------------------
------------------- ---------------------------------------------------------------------------------------------- ---------------------
  INTER-NATIONAL    Evergreen VA International  Equity (acquired Evergreen VA Global Leaders) (f/k/a Evergreen VA       Evergreen
                    International  Growth):  seeks long-term capital growth and, secondarily,  modest income. The
                    Portfolio invests primarily in equity  securities  issued by established,  quality,  non-U.S.
                    companies  located in countries with developed  markets,  but may purchase  across all market
      EQUITY        capitalizations.  The Portfolio  normally invests at least 65% of its assets in securities of       Investment
                    companies in at least three different  countries  (other than the U.S.),  but may invest more  Management Company,
                    than 25% of its assets in one country.  The Portfolio also invests in emerging markets.                LLC
------------------- ---------------------------------------------------------------------------------------------- ---------------------

ASAP / ASAP 2 / ASAP III / APEX /                                                         ACII/APEX2/ASAPII/ASAP 3/ASL2/ASXT4/ASXT6
ASXT / ASXT-Four / ASL / AS Pro /                                                                                      EVERSUPP1203
Choice 2 / AS Impact / APEX II /ASL II /
ASXT-Six / VIA-S / VIA-T /VIA-G - SUPP. (12/05/2003)

                                           Supplement to Prospectus Dated May 1, 2003
                                                   Supplement dated January 29, 2004

This Supplement should be retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

AST Strong International Equity portfolio
Pursuant to the exemptive authority granted to American Skandia Trust, its investment  advisers,  American Skandia Investment Services,
Incorporated  ("ASISI") and Prudential  Investments LLC have changed  sub-advisors  for the AST Strong  International  Equity Portfolio
("International  Equity  Portfolio").  Effective February 23, 2004, J.P. Morgan Investment  Management Inc. will become the sub-advisor for the  International  Equity  Portfolio.  Accordingly,  effective  February 23, 2004, all references in the Prospectus and the SAI to the AST Strong  International  Equity  Portfolio  are replaced by  references to the AST JPMorgan  International  Equity  Portfolio and
references to Strong Capital  Management,  Inc. are replaced by references to J.P.  Morgan  Investment  Management  Inc. The investment objective of the International Equity Portfolio is unchanged.

ASAP/ ASAP2/ EVA/ FUSI AS2/ ASAP III/ Wells ASAP III/ APEX/VA/ VIA-SUPP (01/2004)
ASXT/ EVAXT/ FUSI XT/Wells XT/ASXT-FOUR/ FUSI XT-FOUR/ ASL/92001a0304
FUSI ASL/ Wells ASL/ ASPro/ Wells VA+/ Wells APEX/ CH2/ ASImpact/
APEX II/Wells APEX II/ ASL II/ FUSI ASL II/ASXT-SIX/ Wells XT-SIX/
VIAS/ VIAT/ VIAG -SUPP (01/2004)

                                                                                            AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                                                        One Corporate Drive, Shelton, Connecticut 06484

This Prospectus  describes  American Skandia XTra CreditSM FOUR Premier, a flexible premium deferred annuity (the "Annuity") offered by
American  Skandia Life Assurance  Corporation  ("American  Skandia",  "we", "our" or "us"). The Annuity may be offered as an individual annuity  contract or as an interest in a group annuity.  This Prospectus  describes the important  features of the Annuity and what you should  consider before  purchasing the Annuity.  We have also filed a Statement of Additional  Information  that is available from us, without  charge,  upon your request.  The contents of the Statement of Additional  Information are described on page 65. The Annuity or certain of its investment  options and/or  features may not be available in all states.  Various rights and benefits may differ between states to meet applicable laws and/or  regulations.  Certain terms are capitalized in this  Prospectus.  Those terms are either defined in the Glossary of Terms or in the context of the particular section.

=======================================================================================================================================
American  Skandia  offers  several  different  annuities  which your  investment  professional  may be authorized to offer to you. Each annuity has different  features and benefits that may be appropriate  for you based on your financial  situation,  your age and how you intend to use the annuity.  The different features and benefits include variations in death benefit  protection,  the ability to access your  annuity's  account  value and the  charges  that you will be subject  to if you choose to  surrender  the  annuity.  The fees and charges may also be different between each annuity.
=======================================================================================================================================

If you are purchasing the Annuity as a replacement  for existing  variable  annuity or variable life coverage,  you should consider any surrender or penalty  charges you may incur when replacing your existing  coverage and that this Annuity may be subject to a contingent deferred  sales charge if you elect to surrender  the Annuity or take a partial  withdrawal.  You should  consider  your need to access the Annuity's Account Value and whether the annuity's liquidity features will satisfy that need.

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This  Annuity is  frequently  used for  retirement  planning  because it allows you to  accumulate  retirement  savings and also offers annuity  payment  options when you are ready to begin  receiving  income.  The Annuity also offers one or more death  benefits that can protect  your  retirement  savings  if you die  during a period of  declining  markets.  It may be used as an  investment  vehicle  for
"qualified"  investments,  including  an IRA,  SEP-IRA,  Roth  IRA or Tax  Sheltered  Annuity  (or  403(b)).  It may also be used as an investment  vehicle for  "non-qualified"  investments.  The Annuity allows you to invest your money in a number of variable  investment options as well as in one or more fixed investment options.

When an Annuity is purchased as a  "non-qualified"  investment,  you generally are not taxed on any investment  gains the Annuity earns until you make a withdrawal or begin to receive annuity payments.  This feature,  referred to as  "tax-deferral",  can be beneficial to the growth of your  Account  Value  because  money that would  otherwise be needed to pay taxes on  investment  gains each year remains invested and can earn additional money.  However,  because the Annuity is designed for long-term  retirement savings, a 10% penalty tax may be applied on withdrawals  you make before you reach age 59 1/2.  Annuities  purchased as a  non-qualified  investment are not subject to the maximum  contribution  limits that may apply to a qualified  investment,  and are not subject to required minimum  distributions after age 701/2.

When an Annuity is purchased as a "qualified"  investment,  you should consider that the Annuity does not provide any tax advantages in addition to the  preferential  treatment  already  available  through your retirement plan under the Internal  Revenue Code. An Annuity may offer features and benefits in addition to providing tax deferral that other  investment  vehicles may not offer,  including  death benefit  protection for your  beneficiaries,  lifetime  income options,  and the ability to make transfers  between  numerous  variable investment  options  offered  under the  Annuity.  You should  consult  with your  investment  professional  as to whether  the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

---------------------------------------------------------------------------------------------------------------------------------------
These  annuities are NOT deposits or obligations  of, or issued,  guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S.  government,  the Federal Deposit Insurance  Corporation  (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves investment risks, including possible loss of value.
---------------------------------------------------------------------------------------------------------------------------------------

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION OR ANY STATE  SECURITIES  COMMISSION
NOR  HAS  THE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS.  ANY
REPRESENTATION  TO THE CONTRARY IS A CRIMINAL  OFFENSE.  PLEASE READ THIS  PROSPECTUS  AND THE CURRENT  PROSPECTUS  FOR THE  UNDERLYING
MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
                                              FOR FURTHER INFORMATION CALL 1-800-766-4530
Prospectus Dated: May 1, 2003                                                 Statement of Additional Information Dated: May 1, 2003
FUSI ASXT II Four -PROS- (05/2003)                                                                             FUSI ASXT II FourPROS

                             PLEASE SEE OUR PRIVACY POLICY ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

=======================================================================================================================================
If you purchase this Annuity,  we apply an additional  amount (an XTra  CreditSM) to your account value with each purchase  payment you make, including your initial purchase payment and any additional purchase payments.
=======================================================================================================================================

-        This Annuity  features the same Insurance  Charge as many of American  Skandia's  other variable  annuities.  However,  if you make a withdrawal  that exceeds the free  withdrawal  amount or choose to surrender your Annuity,  the  contingent  deferred sales charge (CDSC) on this Annuity is higher and is deducted for a longer period of time as compared to our other  variable  annuities.
     As with any annuity that  features a CDSC,  you should  consider your need to access your account value during the CDSC period and whether the  liquidity  provision  under the Annuity will satisfy  that need.  The CDSC is only  deducted if you make a withdrawal that exceeds the free  withdrawal  amount or choose to surrender your Annuity.  If you make a withdrawal or surrender your Annuity which is subject to a CDSC, we do not recover the XTra CreditSM amount.
=======================================================================================================================================
=======================================================================================================================================

=======================================================================================================================================
-        The XTra  CreditSM  amount is included in your  account  value.  However,  American  Skandia may take back the  original  XTra
     CreditSM  amount  applied to your  purchase  payment if you die, or elect to withdraw all or a portion of your account value under the medically-related  surrender provision,  within 12 months of having received an XTra CreditSM amount. In either situation, the value of the XTra CreditSM amount could be substantially  reduced.  However,  any investment gain on the XTra CreditSM amount will not be taken back.  Additional  conditions and  restrictions  apply.  We do not deduct a CDSC in any situation  where we take back the XTra CreditSM amount.
=======================================================================================================================================
=======================================================================================================================================

=======================================================================================================================================
-        We offer other  annuities  where we apply an XTra  CreditSM to your  annuity  with each  purchase  payment you make.  The XTra
     CreditSM amount we apply to purchase  payments on those  annuities is initially  higher than on this Annuity but reduces over time and only applies  during the first six annuity  years.  The total  asset-based  charges on those  annuities  are higher during the first 10 years but are lower than this Annuity  after the 10th year.  The CDSC is also higher and is deducted for a longer  period of time than on this Annuity;  however the CDSC on those annuities  applies from the issue date of the annuity,  not separately to each purchase payment.
=======================================================================================================================================
=======================================================================================================================================

WHAT ARE SOME OF THE KEY FEATURES OF THIS ANNUITY?
|X|      This  Annuity is a "flexible  premium  deferred  annuity."  It is called  "flexible  premium"  because  you have  considerable flexibility in the timing and amount of premium  payments.  Generally,  investors "defer" receiving annuity payments until after an accumulation period.
|X|      This Annuity  offers both variable and fixed  investment  options.  If you allocate your Account Value to variable  investment options, the value of your Annuity will vary daily to reflect the investment  performance of the underlying  investment options.
       Fixed  investment  options of different  durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.
|X|      The Annuity  features two distinct phases - the  accumulation  period and the payout period.  During the  accumulation  period your Account Value is allocated to one or more  investment  options.  The variable  investment  options,  each a Sub-account  of
       American  Skandia Life Assurance  Corporation  Variable  Account B, invest in an underlying  mutual fund  portfolio.  Currently, portfolios of the following  underlying  mutual funds are being offered:  American  Skandia Trust,  Montgomery  Variable Series,
       Wells Fargo Variable Trust,  INVESCO Variable  Investment  Funds,  Inc.,  Evergreen  Variable Annuity Trust,  ProFunds VP, First
       Defined Portfolio Fund LLC and The Prudential Series Fund, Inc.
|X|      During the payout period,  commonly called  "annuitization,"  you can elect to receive annuity  payments (1) for life; (2) for life with a guaranteed  minimum number of payments;  (3) based on joint lives;  or (4) for a guaranteed  number of payments.  We currently make annuity payments available on a fixed or variable basis.
|X|      This Annuity offers a Credit which we add to your Annuity with each Purchase Payment we receive.
|X|      This Annuity offers a basic Death Benefit.
|X|      You are  allowed to  withdraw a limited  amount of money from your  Annuity on an annual  basis  without  any  charges.  Other product features allow you to access your Account Value as necessary, although a charge may apply.
|X|      Transfers  between  investment  options are tax-free.  Currently,  you may make twenty transfers each year free of charge.  We also offer several  programs that enable you to manage your Account Value as your  financial  needs and  investment  performance change.

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity  through  licensed,  registered  investment  professionals.  You must complete an application  and submit a minimum initial  purchase  payment of $1,000.  We may allow you to make a lower initial purchase payment provided you establish a bank drafting program  under  which  purchase  payments  received  in the first  Annuity  Year total at least  $1,000.  If the Annuity is owned by an individual or  individuals,  the oldest of those persons must be age 80 or under.  If the Annuity is owned by an entity,  the annuitant must be age 80 or under.

   WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED

                                                           GLOSSARY OF TERMS

Many terms used  within this  Prospectus  are  described  within the text where they  appear.  The  description  of those terms are not repeated in this Glossary of Terms.

Account  Value:  The value of each  allocation to a Sub-account  or a Fixed  Allocation  prior to the Annuity Date,  plus any earnings, and/or less any losses,  distributions  and  charges.  The  Account  Value is  calculated  before we assess any  applicable  Contingent
Deferred Sales Charge  ("CDSC") and/or any Annual  Maintenance  Fee. The Account Value includes any Credits we applied to your Purchase
Payments  that we are  entitled  to  recover  under  certain  circumstances.  The  Account  Value  is  determined  separately  for each
Sub-account  and for each Fixed  Allocation,  and then  totaled to determine  the Account  Value for your entire  Annuity.  The Account
Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Annuitization:  The  application  of Account  Value to one of the  available  annuity  options  for the  Annuitant  to begin  receiving periodic payments for life, for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence.  A maximum Annuity Date may apply.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed  Allocation:  An  allocation of Account  Value that is to be credited a fixed rate of interest for a specified  Guarantee  Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim  Value:  The value of a Fixed  Allocation on any date other than the Maturity  Date.  The Interim Value is equal to the initial value  allocated to the Fixed  Allocation  plus all  interest  credited to the Fixed  Allocation  as of the date  calculated,  less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value  adjustment used in the  determination of Account Value of each Fixed Allocation on any day other than the Maturity
Date of such Fixed Allocation.

Owner:  With an Annuity  issued as an individual  annuity  contract,  the Owner is either an eligible  entity or person named as having ownership  rights in relation to the Annuity.  With an Annuity  issued as a  certificate  under a group annuity  contract,  the "Owner"
refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender  Value:  The value of your Annuity  available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge, the charge for any optional benefits.

Unit:  A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation  Day:  Every day the New York Stock  Exchange is open for trading or any other day the  Securities  and  Exchange  Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the Annuity.  Some fees and charges are assessed  against your Annuity  while others are assessed  against  assets  allocated to the variable  investment  options.  The fees and charges that are assessed  against the Annuity include the  Contingent  Deferred  Sales Charge,  Transfer Fee and Annual  Maintenance  Fee. The charges that are assessed  against the variable  investment  options are the Insurance  Charge,  which is the combination of a mortality and expense risk charge, a charge for administration  of the Annuity,  and any charge for the  Guaranteed  Return Option if elected.  Each  underlying  mutual fund portfolio assesses a charge for  investment  management,  other  expenses and with some mutual funds,  a 12b-1 charge.  The  prospectus  for each underlying  mutual fund provides more detailed  information  about the expenses for the underlying  mutual funds.  Tax charges may vary by state and in certain  states a premium tax charge may be  applicable.  All of these fees and charges  are  described  in more detail within this Prospectus.

The following  table  provides a summary of the fees and charges you will incur if you surrender the Annuity or transfer  Account Value among investment options.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                   YOUR TRANSACTION FEES AND CHARGES
                                                    (assessed against the Annuity)
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------- ------------------------------------------------------------------------------------------------------------
        FEE/CHARGE                                                        Amount Deducted
--------------------------- ------------------------------------------------------------------------------------------------------------
---------------------------
Contingent  Deferred Sales                                                     8.5%
Charge*                      The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period is measured from the date each Purchase Payment is allocated.
--------------------------- ------------------------------------------------------------------------------------------------------------
---------------------------
Transfer Fee                                                                  $10.00
                                                       (Deducted after the 20th transfer each Annuity Year)
--------------------------- ------------------------------------------------------------------------------------------------------------

*    The following are the Contingent Deferred Sales Charges (as a percentage of each applicable Purchase Payment) upon surrender or withdrawal.

-------- ------ ------ ----- ------ ------ ----- ------ -------
 Yr. 1   Yr. 2  Yr. 3  Yr.   Yr. 5  Yr. 6  Yr.   Yr. 8  Yr. 9+
                        4                   7
-------- ------ ------ ----- ------ ------ ----- ------ -------
-------- ------ ------ ----- ------ ------ ----- ------ -------
 8.5%    8.5%   8.5%   8.5%  7.0%   6.0%   5.0%  4.0%    0.0%
-------- ------ ------ ----- ------ ------ ----- ------ -------

The  following  table  provides a summary of the  periodic  fees and charges you will incur while you own the  Annuity,  excluding  the underlying mutual fund Portfolio annual expenses.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                    YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                            ANNUAL FEES/CHARGES ASSESSED AGAINT THE ANNUITY
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Annual Maintenance Fee                                                              Smaller of $35 or 2% of Account Value
                                                                        (Assessed annually on the Annuity's anniversary date or upon surrender)
--------------------------------------------------------------------- ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS*
                                 (as a percentage of the average daily net assets of the Sub-accounts)
--------------------------------------------------------------------- ------------------------------------------------------------------
                             FEE/CHARGE                                                        Amount Deducted
--------------------------------------------------------------------- ------------------------------------------------------------------
Mortality & Expense Risk Charge                                                                     1.25%
--------------------------------------------------------------------- ------------------------------------------------------------------
Administration Charge                                                                               0.15%
--------------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------- ------------------------------------------------------------------
Total Annual Charges of the Sub-accounts**                                     1.40% per year of the value of each Sub-account
--------------------------------------------------------------------- ------------------------------------------------------------------
*    These charges are deducted daily and apply to Variable Investment Options only.
**   The  combination  of the Mortality and Expense Risk Charges and  Administration  Charge is referred to as the  "Insurance  Charge"
elsewhere in this Prospectus.

The following table provides a summary of the fees and charges you will incur if you elect the following optional benefit.  These fees and charges are described in more detail within this Prospectus.

----------------------------------------------------------------------------------------------------------------------------------------
                                                YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ ---------------------- ----------------------
                                    Optional Benefit                                       Optional Benefit Fee/  Total Annual Charge*
                                                                                                  Charge
------------------------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------------------------ ---------------------- ----------------------
GUARANTEED RETURN OPTION                                                                                                  1.65%
We offer a program  that  guarantees  a "return  of  premium"  at a future  date,  while     0.25% of average
allowing you to allocate all or a portion of your Account Value to the  Sub-accounts  of    daily net assets of
your choice.                                                                                 the Sub-accounts
------------------------------------------------------------------------------------------ ---------------------- ----------------------
----------------------------------------------------------------------------------------------------------------------------------------

Please  refer to the section of the  Prospectus  that  describes  each  optional  benefit for a complete  description  of the  benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------------------------------------------
*  The Total Annual Charge includes the Insurance Charge assessed against the Annuity.

The  following  table  provides  the range  (minimum  and  maximum)  of the total  annual  expenses  for the  underlying  mutual  funds
("Portfolios")  as of December  31,  2002.  Each figure is stated as a  percentage  of the  underlying  Portfolio's  average  daily net assets.

----------------------------------------------------------------------------------------------------------------------------------------
                                               Total Annual Portfolio Operating Expenses
----------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
                                                                 Minimum                                      Maximum
---------------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------------- -------------------------------------------- --------------------------------------------
Total Portfolio Operating Expense                                0.14% *                                       3.14%
---------------------------------------------- -------------------------------------------- --------------------------------------------
*    The minimum total annual portfolio  operating expenses are those of a Portfolio that may invest in mutual funds, which also charge their own operating expenses.  Thus, the total annual portfolio operating expenses may be higher than indicated.

The following are the investment  management fees, other expenses,  12b-1 fees (if applicable),  and the total annual expenses for each underlying  mutual  fund  ("Portfolio")  as of  December  31,  2002,  except as noted.  Each  figure is stated as a  percentage  of the underlying  Portfolio's  average daily net assets. For certain of the underlying  Portfolios,  a portion of the management fee is being waived and/or other  expenses are being  partially  reimbursed.  "N/A"  indicates  that no portion of the  management  fee and/or other expenses is being waived and/or  reimbursed.  The "Net Annual Portfolio  Operating  Expenses" reflect the combination of the underlying
Portfolio's  investment  management  fee,  other expenses and any 12b-1 fees,  net of any fee waivers and expense  reimbursements.  The following  expenses are deducted by the underlying  Portfolio  before it provides  American Skandia with the daily net asset value. Any footnotes  about  expenses  appear after the list of all the  Portfolios.  The  underlying  Portfolio  information  was provided by the underlying  mutual funds and has not been  independently  verified by us. See the prospectuses or statements of additional  information of the underlying  Portfolios for further details.  The current  prospectus and statement of additional  information for the underlying
Portfolios can be obtained by calling 1-800-766-4530.

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                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-mentExpenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
American Skandia Trust: 1
  AST Strong International Equity                     0.88%          0.21%          0.12%         1.21%         0.00%        1.21%
  AST William Blair International Growth              1.00%          0.23%          0.10%         1.33%         0.10%        1.23%
  AST American Century International Growth           1.00%          0.25%          0.00%         1.25%         0.00%        1.25%
  AST DeAM International Equity                       1.00%          0.44%          0.00%         1.44%         0.15%        1.29%
  AST MFS Global Equity                               1.00%          0.41%          0.00%         1.41%         0.00%        1.41%
  AST PBHG Small-Cap Growth                           0.90%          0.22%          0.11%         1.23%         0.00%        1.23%
  AST DeAM Small-Cap Growth                           0.95%          0.20%          0.00%         1.15%         0.15%        1.00%
  AST Federated Aggressive Growth                     0.95%          0.43%          0.00%         1.38%         0.03%        1.35%
  AST Goldman Sachs Small-Cap Value                   0.95%          0.21%          0.11%         1.27%         0.00%        1.27%
  AST Gabelli Small-Cap Value                         0.90%          0.19%          0.01%         1.10%         0.00%        1.10%
  AST DeAM Small-Cap Value                            0.95%          0.53%          0.00%         1.48%         0.33%        1.15%
  AST Goldman Sachs Mid-Cap Growth                    1.00%          0.26%          0.07%         1.33%         0.10%        1.23%
  AST Neuberger Berman Mid-Cap Growth                 0.90%          0.20%          0.06%         1.16%         0.00%        1.16%
  AST Neuberger Berman Mid-Cap Value                  0.90%          0.17%          0.09%         1.16%         0.00%        1.16%
  AST Alger All-Cap Growth                            0.95%          0.19%          0.15%         1.29%         0.00%        1.29%
  AST Gabelli All-Cap Value                           0.95%          0.24%          0.00%         1.19%         0.00%        1.19%
  AST T. Rowe Price Natural Resources                 0.90%          0.23%          0.03%         1.16%         0.00%        1.16%
  AST Alliance Growth                                 0.90%          0.20%          0.03%         1.13%         0.00%        1.13%
  AST MFS Growth                                      0.90%          0.18%          0.10%         1.18%         0.00%        1.18%
  AST Marsico Capital Growth                          0.90%          0.16%          0.04%         1.10%         0.01%        1.09%
  AST Goldman Sachs Concentrated Growth               0.90%          0.15%          0.04%         1.09%         0.06%        1.03%
  AST DeAM Large-Cap Growth                           0.85%          0.23%          0.00%         1.08%         0.10%        0.98%
  AST DeAM Large-Cap Value                            0.85%          0.24%          0.04%         1.13%         0.10%        1.03%
  AST Alliance/Bernstein Growth + Value               0.90%          0.23%          0.00%         1.13%         0.00%        1.13%
  AST Sanford Bernstein Core Value                    0.75%          0.25%          0.00%         1.00%         0.00%        1.00%
  AST Cohen & Steers Realty                           1.00%          0.23%          0.03%         1.26%         0.00%        1.26%
  AST Sanford Bernstein Managed Index 500             0.60%          0.16%          0.08%         0.84%         0.00%        0.84%
  AST American Century Income & Growth                0.75%          0.23%          0.00%         0.98%         0.00%        0.98%
  AST Alliance Growth and Income                      0.75%          0.15%          0.08%         0.98%         0.02%        0.96%
  AST MFS Growth with Income                          0.90%          0.28%          0.01%         1.19%         0.00%        1.19%
  AST INVESCO Capital Income                          0.75%          0.17%          0.03%         0.95%         0.00%        0.95%
  AST DeAM Global Allocation                          0.10%          0.04%          0.00%         0.14%         0.00%        0.14%
  AST American Century Strategic Balanced             0.85%          0.25%          0.00%         1.10%         0.00%        1.10%
  AST T. Rowe Price Asset Allocation                  0.85%          0.26%          0.00%         1.11%         0.00%        1.11%
  AST T. Rowe Price Global Bond                       0.80%          0.26%          0.00%         1.06%         0.00%        1.06%
  AST Federated High Yield                            0.75%          0.19%          0.00%         0.94%         0.00%        0.94%
  AST Lord Abbett Bond-Debenture                      0.80%          0.24%          0.00%         1.04%         0.00%        1.04%
  AST DeAM Bond                                       0.85%          0.23%          0.00%         1.08%         0.15%        0.93%
  AST PIMCO Total Return Bond                         0.65%          0.15%          0.00%         0.80%         0.02%        0.78%
  AST PIMCO Limited Maturity Bond                     0.65%          0.18%          0.00%         0.83%         0.00%        0.83%
  AST Money Market                                    0.50%          0.13%          0.00%         0.63%         0.05%        0.58%

Montgomery Variable Series:
  Emerging Markets                                    1.25%          0.43%           0.00%         1.68%        0.00%        1.68%

Wells Fargo Variable Trust:
  Equity Income                                       0.55%          0.30%          0.25%         1.10%         0.10%        1.00%

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

---------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-mentExpenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

INVESCO Variable Investment Funds, Inc.:
  Dynamics                                             0.75%         0.37%           0.00%         1.12%         0.00%        1.12%
  Technology                                           0.75%         0.36%           0.00%         1.11%         0.00%        1.11%
  Health Sciences                                      0.75%         0.32%           0.00%         1.07%         0.00%        1.07%
  Financial Services                                   0.75%         0.34%           0.00%         1.09%         0.00%        1.09%
  Telecommunications                                   0.75%         0.47%           0.00%         1.22%         0.00%        1.22%

Evergreen Variable Annuity Trust:
  Global Leaders                                       0.87%         0.31%           0.00%         1.18%         0.18%        1.00%
  Special Equity                                       0.92%         0.26%           0.00%         1.18%         0.15%        1.03%
  Omega                                                0.52%         0.18%           0.00%         0.70%         0.00%        0.70%

Evergreen Variable Annuity Trust:
  International Growth                                 0.66%         0.73%           0.00%         1.39%         0.39%        1.00%
  Global Leaders                                       0.87%         0.31%           0.00%         1.18%         0.18%        1.00%
  Special Equity                                       0.92%         0.26%           0.00%         1.18%         0.15%        1.03%
  Omega                                                0.52%         0.18%           0.00%         0.70%         0.00%        0.70%
  Capital Growth                                       0.80%         0.22%           0.00%         1.02%         0.00%        1.02%
  Blue Chip                                            0.61%         0.61%           0.00%         1.22%         0.24%        0.98%
  Equity Index                                         0.32%         0.35%           0.00%         0.67%         0.37%        0.30%
  Foundation                                           0.75%         0.16%           0.00%         0.91%         0.00%        0.91%

ProFund VP:
  Europe 30                                            0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  Asia 30                                              0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  Japan                                                0.75%         1.06%           0.25%         2.06%         0.08%        1.98%
  Banks                                                0.75%         1.11%           0.25%         2.11%         0.13%        1.98%
  Basic Materials                                      0.75%         1.21%           0.25%         2.21%         0.23%        1.98%
  Biotechnology                                        0.75%         1.16%           0.25%         2.16%         0.18%        1.98%
  Consumer Cyclical                                    0.75%         1.65%           0.25%         2.65%         0.67%        1.98%
  Consumer Non-Cyclical                                0.75%         1.10%           0.25%         2.10%         0.12%        1.98%
  Energy                                               0.75%         1.16%           0.25%         2.16%         0.18%        1.98%
  Financial                                            0.75%         1.14%           0.25%         2.14%         0.16%        1.98%
  Healthcare                                           0.75%         1.14%           0.25%         2.14%         0.16%        1.98%
  Industrial                                           0.75%         1.65%           0.25%         2.65%         0.67%        1.98%
  Internet                                             0.75%         1.04%           0.25%         2.04%         0.06%        1.98%
  Pharmaceuticals                                      0.75%         1.12%           0.25%         2.12%         0.14%        1.98%
  Precious Metals                                      0.75%         0.98%           0.25%         1.98%          N/A         1.98%
  Real Estate                                          0.75%         1.13%           0.25%         2.13%         0.15%        1.98%
  Semiconductor                                        0.75%         1.33%           0.25%         2.33%         0.35%        1.98%
  Technology                                           0.75%         1.27%           0.25%         2.27%         0.29%        1.98%
  Telecommunications                                   0.75%         1.19%           0.25%         2.19%         0.21%        1.98%
  Utilities                                            0.75%         1.17%           0.25%         2.17%         0.19%        1.98%
  Bull                                                 0.75%         0.91%           0.25%         1.91%          N/A         1.91%
  Bear                                                 0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  UltraBull 2                                          0.75%         1.12%           0.25%         2.12%         0.27%        1.85%
  OTC                                                  0.75%         1.03%           0.25%         2.03%         0.05%        1.98%
  Short OTC                                            0.75%         0.96%           0.25%         1.96%          N/A         1.96%
  UltraOTC                                             0.75%         1.08%           0.25%         2.08%         0.13%        1.95%
  Mid-Cap Value                                        0.75%         1.25%           0.25%         2.25%         0.27%        1.98%
  Mid-Cap Growth                                       0.75%         1.22%           0.25%         2.22%         0.24%        1.98%
  UltraMid-Cap                                         0.75%         1.36%           0.25%         2.36%         0.38%        1.98%
  Small-Cap Value                                      0.75%         1.45%           0.25%         2.45%         0.47%        1.98%
  Small-Cap Growth                                     0.75%         1.20%           0.25%         2.20%         0.22%        1.98%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

---------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------------
  UltraSmall-Cap                                       0.75%         1.15%           0.25%         2.15%         0.17%        1.98%
  U.S. Government Plus                                 0.50%         0.96%           0.25%         1.71%          N/A         1.71%
  Rising Rates Opportunity                             0.75%         1.13%           0.25%         2.13%         0.15%        1.98%

First Defined Portfolio Fund LLC:
  First Trust(R)10 Uncommon Values                     0.60%          2.29%          0.25%         3.14%         1.95%        1.37%

The Prudential Series Fund, Inc.:
SP Jennison International Growth                      0.85%          0.70%          0.25%         1.80%         0.16%        1.64%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

1        The  Investment  Manager of  American  Skandia  Trust (the  "Trust")  has agreed to  reimburse  and/or  waive fees for certain
     Portfolios until at least April 30, 2004. The caption "Total Annual Portfolio  Operating  Expenses"  reflects the Portfolios' fees and expenses before such waivers and  reimbursements,  while the caption "Net Annual Portfolio  Operating  Expenses"  reflects the effect of such waivers and  reimbursements.  The Trust adopted a Distribution Plan (the  "Distribution  Plan") under Rule 12b-1 of the Investment Company Act of 1940 to permit an affiliate of the Trust's  Investment  Manager to receive brokerage  commissions in connection  with purchases and sales of securities  held by Portfolios of the Trust,  and to use these  commissions to promote the sale of shares of such  Portfolios.  While the  brokerage  commission  rates and amounts  paid by the various  Portfolios  are not expected to increase as a result of the Distribution Plan, the staff of the Securities and Exchange  Commission takes the position that commission amounts received under the Distribution Plan should be reflected as distribution  expenses of the Portfolios.  The
     Distribution  Fee estimates are derived and annualized  from data regarding  commission  amounts  directed under the  Distribution
     Plan.  Although there are no maximum amounts  allowable,  actual commission amounts directed under the Distribution Plan will vary and the  amounts  directed  during the last full fiscal year of the Plan's  operations  may differ from the amounts  listed in the above chart.
2        Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.

EXPENSE EXAMPLES
These examples are designed to assist you in  understanding  the various  expenses you may incur with the Annuity over certain  periods of time based on specific  assumptions.  The  examples  reflect  the  Contingent  Deferred  Sales  Charges  (when  applicable),  Annual
Maintenance Fee (when  applicable),  Insurance  Charge,  and the maximum total annual portfolio  operating  expenses for the underlying
Portfolio  (shown  above),  as well as the charges for the optional  benefits that are offered under the Annuity.  The  Securities  and
Exchange Commission ("SEC") requires these examples.

Below are examples  showing what you would pay in expenses at the end of the stated time periods for each  Sub-account had you invested
$10,000 in the Annuity and received a 5% annual return on assets, and elected the optional benefit available.

The examples  shown assume that:  (a) you only  allocate  Account  Value to the  Sub-account  with the maximum  total annual  portfolio operating  expenses for the underlying  Portfolio  (shown above),  not to a Fixed  Allocation;  (b) the Insurance Charge is assessed as
1.40% per year; (c) the Annual  Maintenance  Fee (when  applicable) is reflected as an asset-based  charge based on an assumed  average contract  size;  (d) you make no  withdrawals  of Account  Value  during  the period  shown;  (e) you make no  transfers,  withdrawals, surrender or other  transactions  for which we charge a fee during the period shown;  (f) no tax charge applies;  (g) the maximum total annual portfolio operating expenses for the underlying  Portfolio (shown above) are reflected;  (h) the charge for the optional benefit is  reflected as a charge equal to 0.25% for the  Guaranteed  Return  Option;  and (i) the Credit  applicable  to your Annuity is 4% of
Purchase  Payments.  Amounts  shown in the  examples  are rounded to the  nearest  dollar.  The Credit may be less when total  Purchase
Payments are less then $10,000 and may be more when total Purchase Payments are at least $5,000,000 (see "How do I Receive Credits?").

Expense Examples are provided as follows:  1.) if you surrender the Annuity at the end of the stated time period;  2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity.

THE EXAMPLES ARE  ILLUSTRATIVE  ONLY - THEY SHOULD NOT BE  CONSIDERED A  REPRESENTATION  OF PAST OR FUTURE  EXPENSES OF THE  UNDERLYING
MUTUAL FUNDS OR THEIR  PORTFOLIOS - ACTUAL  EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU DO NOT ELECT THE OPTIONAL  BENEFIT  AVAILABLE
OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

If you surrender your contract at the end of the applicable time period:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        1370                         2407                        3292                       5169
            ----------------------------- --------------------------- --------------------------- --------------------------

If you annuitize at the end of the applicable time period(you may not annuitize in the first (1st) Annuity Year):

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        5N/A                         1557                        2592                       5169
            ----------------------------- --------------------------- --------------------------- --------------------------

If you do not surrender your contract:

            ----------------------------- --------------------------- --------------------------- --------------------------
                       1 year                      3 years                     5 years                    10 years
            ----------------------------- --------------------------- --------------------------- --------------------------
            ----------------------------- --------------------------- --------------------------- --------------------------
                        520                          1557                        2592                       5169
            ----------------------------- --------------------------- --------------------------- --------------------------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable  investment  option is a Sub-account of American  Skandia Life Assurance  Corporation  Variable  Account B (see "What are
Separate Accounts" for more detailed  information.) Each Sub-account  invests  exclusively in one Portfolio.  You should carefully read the  prospectus for any Portfolio in which you are  interested.  The following  chart  classifies  each of the Portfolios  based on our assessment of their  investment  style (as of the date of this  Prospectus).  The chart also provides a description of each Portfolio's investment  objective  (in  italics)  and a short,  summary  description  of their key  policies  to assist  you in  determining  which
Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective.

The name of the  advisor/sub-advisor  for each Portfolio  appears next to the  description.  Those  Portfolios  whose name includes the prefix "AST" are  Portfolios of American  Skandia  Trust.  The  investment  manager for AST is American  Skandia  Investment  Services,
Incorporated,  an affiliated  company of American Skandia.  However,  a sub-advisor,  as noted below, is engaged to conduct  day-to-day investment decisions.

The Portfolios are not publicly traded mutual funds.  They are only available as investment  options in variable annuity  contracts and variable life insurance  policies issued by insurance  companies,  or in some cases, to  participants in certain  qualified  retirement plans.  However,  some of the  Portfolios  available as  Sub-accounts  under the Annuity are managed by the same  portfolio  advisor or sub-advisor  as a retail  mutual fund of the same or similar  name that the  Portfolio  may have been modeled  after at its  inception.
Certain  retail mutual funds may also have been modeled after a Portfolio.  While the  investment  objective and policies of the retail mutual funds and the Portfolios may be substantially  similar,  the actual  investments will differ to varying degrees.  Differences in the  performance  of the funds can be expected,  and in some cases could be  substantial.  You should not compare the  performance of a publicly  traded  mutual fund with the  performance  of any  similarly  named  Portfolio  offered as a  Sub-account.  Details about the investment  objectives,  policies,  risks,  costs and  management of the Portfolios  are found in the  prospectuses  for the underlying mutual  funds.  The current  prospectus  and statement of  additional  information  for the  underlying  Portfolios  can be obtained by calling 1-800-766-4530.

=======================================================================================================================================
Effective  close of business  June 28, 2002,  the AST Goldman Sachs  Small-Cap  Value  portfolio is no longer  offered as a Sub-account under the Annuity,  except as noted below.  Annuity  contracts with Account Value  allocated to the AST Goldman Sachs  Small-Cap  Value
Sub-account on or before June 28, 2002 may continue to allocate  Account Value and make transfers into the AST Goldman Sachs  Small-Cap
Value  Sub-account,  including  any bank  drafting,  dollar cost  averaging,  asset  allocation  and  rebalancing  programs.  Owners of
Annuities  issued  after June 28,  2002 will not be  allowed  to  allocate  Account  Value to the AST  Goldman  Sachs  Small-Cap  Value
Sub-account.
=======================================================================================================================================
=======================================================================================================================================

=======================================================================================================================================
=======================================================================================================================================
The AST Goldman Sachs  Small-Cap  Value  Sub-account  may be offered to new Owners at some future date;  however,  at the present time,
American Skandia has no intention to do so.
=======================================================================================================================================

Please refer to Appendix B for certain required financial information related to the historical performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST Strong  International  Equity: seeks long-term capital growth by investing in a diversified
     EQUITY         portfolio  of  international  equity  securities  the issuers of which are  considered  to have strong  earnings  momentum.  The  Portfolio  seeks to meet its  objective by  investing,  under normal  market  conditions,  at least 80% of its total  assets in a  diversified  portfolio  of equity  securities  of  companies  located or operating in  developed  non-U.S.  countries  and emerging  markets  of the  world.  The  Sub-advisor  intends  to  focus  on  companies  with an
                    above-average   potential  for  long-term  growth  and  attractive  relative  valuations.   The     Strong Capital
                    Sub-advisor selects companies based on five key factors: growth,  valuation,  management,  risk     Management, Inc.
                    and sentiment.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST William Blair  International  Growth (f/k/a AST Janus  Overseas  Growth):  seeks  long-term
     EQUITY         growth of capital.  The  Portfolio  pursues its  objective  primarily  through  investments  in equity  securities  of issuers  located  outside  the United  States.  The  Portfolio  normally invests at least 80% of its total assets in securities of issuers from at least five  different countries,  excluding the United States.  The Portfolio invests primarily in companies selected
                    for their growth  potential.  Securities are generally  selected  without regard to any defined     William Blair &
                    allocation among countries,  geographic regions or industry sectors, or other similar selection     Company, L.L.C.
                    procedure.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    AST American Century  International  Growth:  seeks capital growth.  The Portfolio will seek to
      EQUITY        achieve its investment  objective by investing  primarily in equity securities of international companies  that the  Sub-advisor  believes  will  increase  in value  over time.  Under  normal conditions,  the  Portfolio  will  invest at least 65% of its  assets in equity  securities  of issuers from at least three  countries  outside of the United States.  The  Sub-advisor  uses a growth  investment  strategy it developed  that looks for  companies  with earnings and revenue
                    growth.  The  Sub-advisor  will  consider  a  number  of other  factors  in  making  investment     American Century
                    selections,  including the prospects for relative  economic  growth among countries or regions,        Investment
                    economic and political  conditions,  expected inflation rates,  currency exchange  fluctuations     Management, Inc.
                    and tax considerations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  International  Equity:  seeks capital growth.  The Portfolio pursues its objective by investing  at least 80% of the value of its assets in the equity  securities  of  companies  in developed  non-U.S.  countries that are represented in the MSCI EAFE(R)Index. The target of this
  INTER-NATIONAL    Portfolio  is to track the  performance  of the MSCI  EAFE(R)Index  within  4% with a  standard      Deutsche Asset
      EQUITY        deviation  expected of +/- 4%. The  Sub-advisor  considers  a number of factors in  determining     Management, Inc.
                    whether to invest in a stock,  including  earnings growth rate,  analysts'  estimates of future earnings and industry-relative price multiples.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Global Equity:  seeks capital growth.  Under normal circumstances the Portfolio invests
                    at least 80% of its assets in equity securities of U.S. and foreign issuers  (including issuers      Massachusetts
  GLOBAL EQUITY     in developing  countries).  The Portfolio  generally seeks to purchase  securities of companies    Financial Services
                    with relatively large market capitalizations relative to the market in which they are traded.           Company
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST PBHG  Small-Cap  Growth:  seeks  capital  growth.  The  Portfolio  pursues its objective by primarily  investing  at  least  80% of the  value  of its  assets  in  the  common  stocks  of
                    small-sized  companies,  whose market  capitalizations are similar to market capitalizations of     Pilgrim Baxter &
 SMALL CAP GROWTH   the  companies  in the  Russell  2000(R)Index at the time of the  Portfolio's  investment.  The     Associates, Ltd.
                    Sub-advisor  expects to focus primarily on those  securities  whose market  capitalizations  or annual revenues are less than $1billion at the time of purchase.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP GROWTH   AST DeAM  Small-Cap  Growth:  seeks maximum  growth of  investors'  capital from a portfolio of growth  stocks of  smaller  companies.  The  Portfolio  pursues  its  objective,  under  normal circumstances,  by  primarily  investing  at  least  80%  of its  total  assets  in the  equity
                    securities  of  small-sized   companies  included  in  the  Russell  2000  Growth(R)Index.  The
                    Sub-advisor  employs  an  investment  strategy  designed  to  maintain  a  portfolio  of equity     Deutsche Asset
                    securities  which  approximates  the market risk of those  stocks  included in the Russell 2000     Management, Inc.
                    Growth(R)Index, but which attempts to outperform the Russell 2000 Growth(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    SMALL CAP       AST Federated  Aggressive  Growth:  seeks capital growth.  The Portfolio pursues its investment
     GROWTH         objective by investing in the stocks of small  companies  that are traded on national  security
                    exchanges,  NASDAQ stock  exchange and the  over-the-counter-market.  Small  companies  will be     Federated Investment
                    defined as  companies  with market  capitalizations  similar to  companies  in the Russell 2000   Counseling/Federated
                    Index or the Standard & Poor's  Small Cap 600 Index.  Up to 25% of the  Portfolio's  net assets    Global Investment
                    may be invested in foreign securities, which are typically denominated in foreign currencies.       Management Corp.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs Small-Cap Value:  seeks long-term  capital  appreciation.  The Portfolio will seek its objective through  investments  primarily in equity securities that are believed to be undervalued in the marketplace.  The Portfolio  primarily seeks companies that are small-sized,
                    based on the value of their  outstanding  stock.  The  Portfolio  will  have a  non-fundamental   Goldman Sachs Asset
 SMALL CAP VALUE    policy to invest, under normal circumstances,  at least 80% of the value of its assets in small        Management
                    capitalization  companies.  The 80%  investment  requirement  applies at the time the Portfolio invests  its  assets.  The  Portfolio  generally  defines  small  capitalization  companies  as companies with a capitalization of $5 billion or less.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP VALUE    AST Gabelli Small-Cap Value:  seeks to provide long-term capital growth by investing  primarily in  small-capitalization  stocks  that  appear to be  undervalued.  The  Portfolio  will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in small capitalization  companies.  The 80% investment  requirement applies at the time the  Portfolio  invests  its assets.  The  Portfolio  generally  defines  small  capitalization companies as those with a capitalization  of $1.5 billion or less.  Reflecting a value approach
                    to  investing,  the Portfolio  will seek the stocks of companies  whose current stock prices do        GAMCO
                    not appear to adequately reflect their underlying value as measured by assets,  earnings,  cash     Investors, Inc.
                    flow or business franchises.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 SMALL CAP VALUE    AST DeAM Small-Cap Value:  seeks maximum growth of investors'  capital.  The Portfolio  pursues its  objective,  under normal  market  conditions,  by primarily  investing at least 80% of its total assets in the equity  securities of small-sized  companies  included in the Russell 2000(R)
                    Value Index. The Sub-advisor  employs an investment  strategy  designed to maintain a portfolio      Deutsche Asset
                    of equity  securities  which  approximates  the market  risk of those  stocks  included  in the     Management, Inc.
                    Russell 2000(R)Value Index, but which attempts to outperform the Russell 2000(R)Value Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP GROWTH    AST Goldman Sachs Mid-Cap  Growth (f/k/a AST Janus Mid-Cap  Growth):  seeks  long-term  capital growth.  The  Portfolio  pursues its  investment  objective,  by investing  primarily in equity securities selected for their growth potential,  and normally invests at least 80% of the value of its assets in medium capitalization  companies. For purposes of the Portfolio,  medium-sized companies  are those whose market  capitalizations  (measured at the time of  investment)  fall
                    within the range of  companies  in the  Standard & Poor's  MidCap  400 Index.  The  Sub-advisor    Goldman Sachs Asset
                    seeks  to  identify  individual  companies  with  earnings  growth  potential  that  may not be        Management
                    recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP GROWTH    AST Neuberger  Berman Mid-Cap  Growth:  seeks capital growth.  Under normal market  conditions, the Portfolio  primarily invests at least 80% of its net assets in the common stocks of mid-cap companies.  For purposes of the Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell Midcap(R)Index,  at the time of investment,  are considered
                    mid-cap  companies.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of     Neuberger Berman
                    large-cap companies as well as in small-cap  companies.  The Sub-advisor looks for fast-growing     Management Inc.
                    companies that are in new or rapidly evolving industries.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MID-CAP VALUE    AST Neuberger Berman Mid-Cap Value: seeks capital growth.  Under normal market conditions,  the
                    Portfolio  primarily  invests at least 80% of its net  assets in the  common  stocks of mid-cap companies.  For purposes of the Portfolio,  companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of investment  are  considered mid-cap  companies.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of
                    large-cap  companies as well as in small-cap  companies.  Under the Portfolio's  value-oriented     Neuberger Berman
                    investment  approach,  the Sub-advisor looks for well-managed  companies whose stock prices are     Management Inc.
                    undervalued and that may rise in price before other investors realize their worth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      ALL-CAP       AST Alger All-Cap Growth:  seeks long-term  capital growth.  The Portfolio invests primarily in
      GROWTH        equity securities,  such as common or preferred stocks, that are listed on U.S. exchanges or in the  over-the-counter  market.  The Portfolio may invest in the equity  securities of companies
                    of all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on      Fred Alger
                    the Sub-advisor's assessment of particular companies and market conditions.                         Management, Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Gabelli  All-Cap  Value:  seeks  capital  growth.  The  Portfolio  pursues its objective by investing primarily in readily marketable equity securities including common stocks,  preferred stocks and  securities  that may be converted at a later time into common stock.  The Portfolio
      ALL-CAP       may invest in the  securities  of companies of all sizes,  and may  emphasize  either larger or
       VALUE        smaller  companies  at a  given  time  based  on the  Sub-advisor's  assessment  of  particular  GAMCO Investors, Inc.
                    companies and market  conditions.  The Portfolio  focuses on companies that appear  underpriced relative  to their  private  market  value  ("PMV").  PMV is the  value  that  the  Portfolio's
                    Sub-advisor believes informed investors would be willing to pay for a company.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST T. Rowe Price Natural  Resources:  seeks  long-term  capital growth  primarily  through the common stocks of companies  that own or develop  natural  resources  (such as energy  products, precious  metals and forest  products)  and other basic  commodities.  The  Portfolio  normally invests  primarily (at least 80% of its total assets) in the common stocks of natural  resource
      SECTOR        companies whose earnings and tangible  assets could benefit from  accelerating  inflation.  The      T. Rowe Price
                    Portfolio looks for companies that have the ability to expand production,  to maintain superior     Associates, Inc.
                    exploration  programs  and  production   facilities,   and  the  potential  to  accumulate  new
                    resources.  At least 50% of Portfolio assets will be invested in U.S. securities,  up to 50% of total assets also may be invested in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance  Growth:  seeks long-term  capital growth.  The Portfolio  invests at least 80% of its total assets in the equity  securities of a limited  number of large,  carefully  selected, high-quality  U.S.  companies  that are judged  likely to  achieve  superior  earnings  growth.
 LARGE CAP GROWTH   Normally,  about 40-60  companies will be  represented in the Portfolio,  with the 25 companies     Alliance Capital
                    most  highly  regarded  by  the  Sub-advisor  usually  constituting  approximately  70%  of the     Management, L.P.
                    Portfolio's  net assets.  An emphasis is placed on identifying  companies  whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST MFS  Growth:  seeks  long-term  capital  growth  and future  income.  Under  normal  market conditions,  the  Portfolio  invests  at least 80% of its total  assets  in common  stocks  and related securities,  such as preferred stocks,  convertible securities and depositary receipts,
                    of companies that the  Sub-advisor  believes offer better than average  prospects for long-term     Massachusetts
                    growth.  The Sub-advisor seeks to purchase  securities of companies that it considers  well-run    Financial Services
                    and  poised  for  growth.  The  Portfolio  may  invest up to 35% of its net  assets in  foreign         Company
                    securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP GROWTH   AST Marsico  Capital  Growth:  seeks capital  growth.  Income  realization is not an investment objective  and  any  income  realized  on  the  Portfolio's  investments,  therefore,  will  be incidental to the Portfolio's  objective.  The Portfolio will pursue its objective by investing primarily in common stocks of larger,  more  established  companies.  In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach identifies  sectors,  industries and
                    companies that should benefit from the trends the  Sub-advisor  has observed.  The  Sub-advisor    Marsico Capital
                    then looks for individual  companies with earnings growth  potential that may not be recognized     Management, LLC
                    by the market at large, a "bottom up" stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Goldman Sachs Concentrated  Growth (f/k/a AST JanCap Growth):  seeks growth of capital in a
                    manner  consistent  with  the  preservation  of  capital.   Realization  of  income  is  not  a
                    significant  investment  consideration and any income realized on the Portfolio's  investments, therefore,  will be  incidental to the  Portfolio's  objective.  The Portfolio  will pursue its
 LARGE CAP GROWTH   objective  by investing  primarily  in equity  securities  of  companies  that the  Sub-advisor   Goldman Sachs Asset
                    believes have  potential to achieve  capital  appreciation  over the  long-term.  The Portfolio        Management
                    seeks to achieve  its  investment  objective  by  investing,  under  normal  circumstances,  in approximately  30 - 45 companies  that are  considered by the  Sub-advisor to be positioned for long-term growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM  Large-Cap  Growth:  seeks  maximum  growth of capital by  investing  primarily in the growth stocks of larger  companies.  The Portfolio  pursues its objective,  under normal market conditions,  by primarily  investing at least 80% of its total assets in the equity  securities
 LARGE CAP GROWTH   of large-sized  companies  included in the Russell 1000(R)Growth Index. The Sub-advisor  employs      Deutsche Asset
                    an  investment   strategy   designed  to  maintain  a  portfolio  of  equity  securities  which     Management, Inc.
                    approximates  the market risk of those stocks  included in the Russell 1000(R)Growth Index,  but which attempts to outperform the Russell 1000(R)Growth Index through active stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Large-Cap Value (f/k/a AST Janus Strategic Value):  seeks maximum growth of capital by investing  primarily  in the value  stocks of  larger  companies.  The  Portfolio  pursues  its objective,  under normal market conditions, by primarily investing at least 80% of the value of
                    its assets in the equity  securities  of  large-sized  companies  included in the Russell 1000(R)    Deutsche Asset
  LARGE CAP VALUE   Value Index. The Sub-advisor  employs an investment  strategy  designed to maintain a portfolio     Management, Inc.
                    of equity  securities  which  approximates  the market  risk of those  stocks  included  in the
                    Russell  1000(R)Value Index,  but which  attempts to  outperform  the Russell  1000(R)Value Index through active stock selection.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       AST Alliance/Bernstein  Growth + Value: seeks capital growth by investing  approximately 50% of
     BLEND          its assets in growth  stocks of large  companies and  approximately  50% of its assets in value stocks of large  companies.  The Portfolio will invest primarily in commons tocks of large U.S.
                    companies  included in the Russell  1000(R)Index (the "Russell  1000(R)").  The Russell 1000(R)is a
                    market  capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.
                    companies.  Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35 companies  primarily from the Russell 1000(R)Growth Index constituting  approximately 50% of the
                    Portfolio's  net assets and 35-50  companies  primarily  from the  Russell  1000(R)Value  Index     Alliance Capital
                    constituting  the  remainder  of  the  Portfolio's  net  assets.   There  will  be  a  periodic     Management, L.P.
                    rebalancing  of each  segment's  assets  to take  account  of market  fluctuations  in order to maintain the approximately equal allocation.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  LARGE CAP VALUE   AST Sanford  Bernstein Core Value:  seeks  long-term  capital growth by investing  primarily in common stocks.  The  Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities  created when companies
                    are undervalued on the basis of investor  reactions to near-term problems or circumstances even    Sanford C. Bernstein
                    though their long-term  prospects  remain sound. The Sub-advisor  seeks to identify  individual        & Co., LLC
                    companies with earnings growth potential that may not be recognized by the market at large.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   REAL ESTATE      AST Cohen & Steers Realty:  seeks to maximize  total return  through  investment in real estate
      (REIT)        securities.  The  Portfolio  pursues  its  investment  objective  by  investing,  under  normal circumstances,  at least 80% of its net assets in  securities  of real  estate  issuers.  Under normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity
                    securities of real estate companies,  i.e., a company that derives at least 50% of its revenues     Cohen & Steers
                    from the ownership,  construction,  financing, management or sale of real estate or that has at   Capital Management,
                    least  50% of its  assets in real  estate.  Real  estate  companies  may  include  real  estate           Inc.
                    investment trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Sanford Bernstein Managed Index 500: will invest, under normal circumstances,  at least 80%
                    of its net assets in  securities  included in the Standard & Poor's 500  Composite  Stock Price
                    Index  (the  "S&P(R)500 ").  The  Portfolio  seeks  to  outperform  the S&P 500  through  stock selection  resulting  in  different  weightings  of common  stocks  relative to the index.  The
                    Portfolio will invest  primarily in the common stocks of companies  included in the S&P 500. In seeking  to  outperform  the S&P  500,  the  Sub-advisor  starts  with a  portfolio  of  stocks
  MANAGED INDEX     representative  of the holdings of the index.  It then uses a set of  fundamental  quantitative   Sanford C. Bernstein
                    criteria  that are designed to indicate  whether a particular  stock will  predictably  perform        & Co., LLC
                    better or worse than the S&P 500. Based on these criteria,  the Sub-advisor  determines whether the  Portfolio  should  over-weight,  under-weight  or hold a  neutral  position  in the  stock relative  to the  proportion  of the S&P 500  that  the  stock  represents.  In  addition,  the
                    Sub-advisor  also  may  determine  that  based on the  quantitative  criteria,  certain  equity securities that are not included in the S&P 500 should be held by the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST American  Century Income & Growth:  seeks capital growth with current income as a secondary objective.  The Portfolio  invests  primarily in common stocks that offer potential for capital
      GROWTH        growth,  and may,  consistent  with its  investment  objective,  invest  in stocks  that  offer     American Century
       AND          potential for current income.  The  Sub-advisor  utilizes a quantitative  management  technique        Investment
      INCOME        with a goal of building an equity  portfolio  that  provides  better  returns  than the S&P 500     Management, Inc.
                    Index without taking on significant  additional risk and while  attempting to create a dividend yield that will be greater than the S&P 500 Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST Alliance Growth and Income:  seeks long-term  growth of capital and income while attempting to avoid excessive  fluctuations in market value. The Portfolio  normally will invest in common
      GROWTH        stocks  (and  securities   convertible  into  common  stocks).  The  Sub-advisor  will  take  a
       AND          value-oriented  approach,  in that it will  try to keep  the  Portfolio's  assets  invested  in     Alliance Capital
      INCOME        securities that are selling at reasonable  valuations in relation to their fundamental business     Management, L.P.
                    prospects.  The  stocks  that the  Portfolio  will  normally  invest in are  those of  seasoned companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST MFS Growth with  Income:  seeks long term growth of capital  with a secondary  objective to seek  reasonable  current  income.  Under normal market  conditions,  the Portfolio  invests at least 65% of its net assets in common stocks and related securities,  such as preferred stocks,
      GROWTH        convertible  securities  and  depositary  receipts.  The stocks in which the Portfolio  invests      Massachusetts
       AND          generally  will pay  dividends.  While the Portfolio  may invest in companies of any size,  the    Financial Services
      INCOME        Portfolio  generally  focuses  on  companies  with  larger  market   capitalizations  that  the         Company
                    Sub-advisor  believes have  sustainable  growth  prospects and attractive  valuations  based on current and  expected  earnings  or cash flow.  The  Portfolio  may invest up to 20% of its net assets in foreign securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     AST INVESCO Capital Income (f/k/a AST INVESCO Equity Income):  seeks capital growth and current   INVESCO Funds Group,
                    income  while  following  sound  investment  practices.  The  Portfolio  seeks to  achieve  its          Inc.
                    objective by investing in  securities  that are expected to produce  relatively  high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65% of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.  Up to
                    30% of the  Portfolio's  assets may be  invested in equity  securities  that do not pay regular dividends.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
     BALANCED       AST DeAM Global  Allocation:  seeks a high level of total  return by  investing  primarily in a diversified  portfolio  of  mutual  funds.  The  Portfolio  seeks  to  achieve  its  investment objective  by  investing  in  several  other  AST  Portfolios  ("Underlying  Portfolios").  The
                    Portfolio intends its strategy of investing in combinations of Underlying  Portfolios to result in  investment  diversification  that an  investor  could  otherwise  achieve  only by  holding
                    numerous  investments.  The  Portfolio  is  expected  to be  invested  in  at  least  six  such     Deutsche Asset
                    Underlying  Portfolios at any time. It is expected that the  investment  objectives of such AST     Management, Inc.
                    Portfolios will be diversified.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital  growth and  current  income.  The
                    Sub-advisor  intends  to  maintain  approximately  60%  of the  Portfolio's  assets  in  equity
                    securities and the remainder in bonds and other fixed income  securities.  Both the Portfolio's     American Century
     BALANCED       equity and fixed  income  investments  will  fluctuate  in value.  The equity  securities  will        Investment
                    fluctuate  depending on the  performance of the companies that issued them,  general market and     Management, Inc.
                    economic  conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
ASSET ALLOCA-TION   AST T. Rowe Price Asset Allocation:  seeks a high level of total return by investing  primarily in a  diversified  portfolio  of fixed income and equity  securities.  The  Portfolio  normally invests  approximately  60% of its total  assets in equity  securities  and 40% in fixed income securities.  The Sub-advisor  concentrates common stock investments in larger, more established
                    companies,  but the  Portfolio may include small and  medium-sized  companies  with good growth    T. Rowe Price
                    prospects.  The fixed income portion of the Portfolio will be allocated among  investment grade     Associates, Inc.
                    securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   GLOBAL BOND      AST T. Rowe Price Global  Bond:  seeks to provide  high  current  income and capital  growth by investing  in  high-quality  foreign and U.S.  dollar-denominated  bonds.  The  Portfolio  will invest at least 80% of its total  assets in all types of high  quality  bonds  including  those issued  or  guaranteed  by U.S.  or  foreign  governments  or  their  agencies  and by  foreign authorities,  provinces and  municipalities  as well as investment  grade  corporate  bonds and mortgage and  asset-backed  securities of U.S. and foreign  issuers.  The  Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized  through  hedging.  The Portfolio may also invest up to
                    20% of its assets in the aggregate in below  investment-grade,  high-risk bonds ("junk bonds").    T. Rowe Price
                    In addition,  the  Portfolio may invest up to 30% of its assets in  mortgage-backed  (including   International, Inc.
                    derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 HIGH YIELD BOND    AST Federated  High Yield:  seeks high current  income by investing  primarily in a diversified portfolio of fixed income  securities.  The Portfolio will invest at least 80% of its assets in fixed  income  securities  rated BBB and below.  These  fixed  income  securities  may  include
                    preferred  stocks,   convertible  securities,   bonds,   debentures,   notes,  equipment  lease
                    certificates  and equipment trust  certificates.  A fund that invests  primarily in lower-rated
                    fixed  income  securities  will be subject to greater risk and share price  fluctuation  than a     Federated Investment
                    typical  fixed income fund,  and may be subject to an amount of risk that is  comparable  to or        Counseling
                    greater than many equity funds.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST Lord Abbett  Bond-Debenture:  seeks high  current  income and the  opportunity  for capital  Lord, Abbett & Co. LLC appreciation  to produce a high total  return.  To pursue its  objective,  the  Portfolio  will invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities and normally  invests  primarily in high yield and investment grade debt securities, securities  convertible  in common stock and  preferred  stocks.  The  Portfolio  may find good value in high yield  securities,  sometimes  called  "lower-rated  bonds" or "junk  bonds," and frequently  may have more than half of its assets  invested in those  securities.  At least 20%
                    of the  Portfolio's  assets  must be  invested  in any  combination  of  investment  grade debt securities,  U.S.  Government  securities  and cash  equivalents.  The  Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain  a  weighted  average  maturity  in the  range of five to twelve  years,  there are no restrictions  on the overall  Portfolio or on individual  securities.  The Portfolio may invest up to 20% of its net assets in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    AST DeAM Bond:  seeks a high level of income,  consistent  with the  preservation  of  capital.
                    Under  normal  circumstances,  the  Portfolio  invests  at least  80% of its  total  assets  in
                    intermediate-term  U.S.  Treasury,   corporate,   mortgage-backed  and  asset-backed,   taxable
       BOND         municipal and tax-exempt  municipal bonds. The Portfolio  invests primarily in investment grade      Deutsche Asset
                    fixed  income  securities  rated  within  the  top  three  rating  categories  of a  nationally     Management, Inc.
                    recognized  rating  organization.  Fixed  income  securities  may be issued by U.S. and foreign corporations or entities including banks and various government entities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Total Return Bond:  seeks to maximize total return  consistent  with  preservation of capital  and  prudent  investment  management.  The  Portfolio  will  invest  in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within a three-  to  six-year  time  frame  based on the   Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
       BOND         AST PIMCO Limited  Maturity Bond: seeks to maximize total return  consistent with  preservation of capital  and prudent  investment  management.  The  Portfolio  will invest in a  diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of
                    the  Portfolio  generally  will  vary  within  a one- to  three-year  time  frame  based on the    Pacific Investment
                    Sub-advisor's forecast for interest rates.                                                       Management Company LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   MONEY MARKET     AST Money  Market:  seeks high  current  income and  maintain  high  levels of  liquidity.  The
                    Portfolio  attempts to  accomplish  its  objective by  maintaining  a  dollar-weighted  average
                    maturity  of not  more  than 90 days  and by  investing  in  securities  which  have  effective    Wells Capital
                    maturities of not more than 397 days.                                                               Management, Inc.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 EMERGING MARKETS   Montgomery  Variable Series - Emerging  Markets:  seeks long-term capital  appreciation,  under
                    normal  conditions  by investing at least 80% of its total assets in stocks of companies of any    Gartmore Global Asset
                    size based in the world's developing  economies.  Under normal market  conditions,  investments        Management
                    are  maintained  in at least six countries at all times and no more than 35% of total assets in  Trust/Gartmore Global
                    any single one of them.                                                                                 Partners
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  EQUITY INCOME     WFVT Equity Income:  seeks long-term capital  appreciation and  above-average  dividend income.
                    The  Portfolio  pursues its  objective  primarily by  investing in the common  stocks of large, domestic companies with  above-average  return potential based on current market valuations and
                    above-average  dividend income. Under normal market conditions,  the Portfolio invests at least     Wells Fargo Funds
                    80% of its total assets in income producing  equity  securities and in issues of companies with     Management, LLC
                    market capitalizations of $3 billion or more.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    Rydex Variable Trust - Nova: seeks to provide  investment results that match the performance of a specific  benchmark  on a daily  basis.  The  Portfolio's  current  benchmark  is 150% of the performance  of the S&P 500(R)Index  (the  "underlying  index").  If the  Portfolio  meets  its objective,  the value of the Portfolio's  shares will tend to increase on a daily basis by 150%
   STRATEGIC OR     of the value of any increase in the underlying  index.  When the value of the underlying  index
     TACTICAL       declines,  the value of the Portfolio's shares should also decrease on a daily basis by 150% of
   ALLOCA-TION      the value of any decrease in the underlying  index (e.g., if the underlying  index goes down by    Rydex Global Advisors
                    5%,  the  value  of the  Portfolio's  shares  should  go down by 7.5% on that  day).  Unlike  a  (f/k/a PADCO Advisors
                    traditional  index  fund,  as its  primary  investment  strategy,  the  Portfolio  invests to a        II, Inc.)
                    significant  extent in leveraged  instruments,  such as swap agreements,  futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Rydex Variable Trust - Ursa: seeks to provide investment results that will inversely  correlate to the performance of the S&P 500(R)Index (the "underlying  index").  If the Portfolio meets its objective,  the value of the  Portfolio's  shares will tend to increase  during  times when the value  of the  underlying  index is  decreasing.  When the  value  of the  underlying  index is increasing,  however,  the value of the Portfolio's  shares should decrease on a daily basis by
   STRATEGIC OR     an inversely  proportionate  amount (e.g., if the underlying  index goes up by 5%, the value of
     TACTICAL       the  Portfolio's  shares should go down by 5% on that day).  Unlike a  traditional  index fund,
   ALLOCA-TION      the Portfolio's  benchmark is to perform exactly  opposite the underlying  index,  and the Ursa    Rydex Global Advisors
                    Fund will not own the securities  included in the  underlying  index.  Instead,  as its primary  (f/k/a PADCO Advisors
                    investment  strategy,  the  Portfolio  invests  to a  significant  extent  in  short  sales  of        II, Inc.)
                    securities or futures  contracts and in options on  securities,  futures  contracts,  and stock indices.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Rydex Variable Trust - OTC: seeks to provide  investment results that correspond to a benchmark for  over-the-counter  securities.  The Portfolio's  current benchmark is the NASDAQ 100 Index(R)
                    (the "underlying  index").  If the Portfolio meets its objective,  the value of the Portfolio's shares  should  increase  on a daily  basis by the amount of any  increase  in the value of the
   STRATEGIC OR     underlying index.  However,  when the value of the underlying index declines,  the value of the  Rydex Global Advisors
     TACTICAL       Portfolio's  shares  should also  decrease  on a daily  basis by the amount of the  decrease in  (f/k/a PADCO Advisors
   ALLOCA-TION      value of the underlying  index.  The Portfolio  invests  principally in securities of companies        II, Inc.)
                    included in the underlying  index. It also may invest in other  instruments  whose  performance is  expected  to  correspond  to that of the  underlying  index,  and may engage in futures and options transactions and enter into swap agreements.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    INVESCO Variable  Investment  Funds - Dynamics:  seek long-term  capital growth.  The Portfolio   INVESCO Funds Group,
                    invests at least 65% of its assets in common  stocks of mid-sized  companies.  INVESCO  defines mid-sized  companies as companies  that are included in the Russell  Midcap Growth Index at the time of purchase,  or if not  included in that Index,  have market  capitalizations  of between
                    $2.5 billion and $15 billion at the time of purchase.  The core of the Portfolio's  investments are in securities of established  companies that are leaders in attractive  growth markets with a history of strong  returns.  The  remainder  of the  Portfolio is invested in  securities  of
                    companies  that show  accelerating  growth,  driven by product  cycles,  favorable  industry or           Inc.
                    sector  conditions,  and other  factors  that  INVESCO  believes  will  lead to rapid  sales or earnings growth.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Technology:  seeks capital growth.  The Portfolio normally   INVESCO Funds Group,
                    invests  80% of its net assets in the  equity  securities  and  equity-related  instruments  of           Inc.
                    companies  engaged in  technology-related  industries.  These include,  but are not limited to, various applied technologies, hardware, software, semiconductors,  telecommunications equipment and services and service-related  companies in information  technology.  Many of these products and services are subject to rapid obsolescence,  which may lower market value of the securities of the  companies  in this  sector.  At any given time,  20% of the  Portfolio's  assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds - Health  Sciences:  seeks capital  growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related           Inc.
                    instrumentsof  companies that develop,  produce or distribute  products or services  related to health care. These companies  include,  but are not limited to, medical  equipment or supplies, pharmaceuticals,  biotechnology and healthcare  providers and service  companies.  At any given time, 20% of the Portfolio's assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO Variable  Investment Funds - Financial  Services:  seeks capital growth.  The Portfolio   INVESCO Funds Group,
                    normally  invests at least 80% of its net assets in the equity  securities  and  equity-related           Inc.
                    instruments of companies  involved in the financial  services sector.  These companies include, but are not  limited  to,  banks  (regional  and  money-centers),  insurance  companies  (life,
                    property  and  casualty,  and  multiline),   investment  and  miscellaneous  industries  (asset
                    managers,  brokerage  firms,  and  government-sponsored  agencies)  and  suppliers to financial services  companies.  At any given time,  20% of the  Portfolio's  assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        INVESCO  Variable  Investment  Funds -  Telecommunications:  seeks  capital  growth and current   INVESCO Funds Group,
                    income.  The  Portfolio  normally  invests 80% of its net assets in the equity  securities  and           Inc.
                    equity-related  instruments  of  companies  engaged in the  design,  development,  manufacture, distribution,  or sale of  communications  services  and  equipment,  and  companies  that  are involved in supplying equipment or services to such companies.  The  telecommunications  sector
                    includes,   but  is  not  limited  to,  companies  that  offer  telephone  services,   wireless
                    communications,  satellite communications,  television and movie programming,  broadcasting and
                    Internet access. Many of these products and services are subject to rapid  obsolescence,  which may lower the market value of the  securities  of the  companies  in this sector.  At any given time, 20% of the Portfolio's assets is not required to be invested in the sector.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    Evergreen VA International  Growth:  seeks long-term  capital growth and,  secondarily,  modest
      EQUITY        income.  The Portfolio invests  primarily in equity securities issued by established,  quality,
                    non-U.S.  companies  located in countries with developed  markets,  but may purchase across all market  capitalizations.  The  Portfolio  normally  invests  at  least  65%  of its  assets  in
                    securities  of companies in at least three  different  countries  (other than the U.S.) and may    Evergreen Investment
                    invest in emerging markets and in securities of companies in the formerly  communist  countries   Management Company,
                    of Eastern Europe.  The Portfolio  invests in companies that are both growth  opportunities and           LLC
                    value opportunities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA Global Leaders:  seeks to provide  investors with long-term  capital  growth.  The
                    Portfolio  normally  invests as least 65% of its assets in a diversified  portfolio of U.S. and
                    non-U.S.   equity  securities  of  companies  located  in  the  world's  major   industrialized
                    countries.  The Portfolio  will invest in no less than three  countries,  which may include the   Evergreen Investment
  GLOBAL EQUITY     U.S.,  but may invest more than 25% of its assets in one country.  The  Portfolio  invests only   Management Company,
                    in the best 100  companies,  which are  selected by the  Portfolio's  manager  based on as high           LLC
                    return on equity,  consistent  earnings growth,  established  market presence and industries or sectors with significant growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
-------------------
 SMALL CAP EQUITY   Evergreen VA Special Equity:  seeks capital  growth.  The Portfolio  normally  invests at least
                    80% of its assets in common  stocks of small  U.S.  companies  (i.e.,  companies  whose  market capitalizations  fall within the range of the Russell  2000(R)Index,  at the time of  purchase).
                    The remaining 20% of the  Portfolio's  assets may be represented by cash or invested in various    Evergreen Investment
                    cash  equivalents.  The Portfolio's  manager selects stocks of companies which it believes have   Management Company,
                    the potential for accelerated growth in earnings and price.                                               LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  MID-CAP EQUITY    Evergreen VA Omega:  seeks long-term capital growth.  The Portfolio invests primarily in common stocks and  securities  convertible  into  common  stocks of U.S.  companies  across all market
                    capitalizations.  The  Portfolio's  managers  employ  a  growth  style  of  equity  management.    Evergreen Investment
                    "Growth" stocks are stocks of companies that the Portfolio's  managers believe have anticipated   Management Company,
                    earnings ranging from steady to accelerated growth.                                                       LLC
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
                    ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 LARGE CAP EQUITY   Evergreen VA Capital Growth:  seeks to provide long-term capital growth.  The Portfolio invests primarily in common  stocks.  The  Portfolio may also invest in preferred  stocks,  convertible preferred  stocks,  convertible  debentures,  and any other class or type of security which the
                    portfolio manager believes offers the potential for capital growth.  In selecting  investments,    Evergreen Investment
                    the investment adviser attempts to identify  securities it believes will provide capital growth   Management Company,
                    over the  intermediate  and  long-term  due to changes in the  financial  condition of issuers,  LLC/ Pilgrim Baxter &
                    changes in financial conditions generally, or other factors.                                        Associates, Ltd.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA Blue Chip:  seeks  capital  growth with the  potential  for income.  The Portfolio normally  invests at least 80% of its assets in "blue  chip"  stocks.  Blue chip stocks are the common stocks of  well-established,  large U.S.  companies with a long history of  performance,
                    typically   recognizable   names   representing  a  broad  range  of  industries.   The  market   Evergreen Investment
 LARGE CAP EQUITY   capitalization  of the stocks  selected  will be within the range tracked by the S&P 500 Index,   Management Company,
                    at the time of purchase.  The remaining 20% of the  Portfolio's  assets may be  represented  by           LLC
                    cash or invested in other types of equity  securities,  various cash equivalents or represented by cash. The Portfolio's  stock selection is based on a diversified  style of equity management that allows it to invest in both growth- and value-oriented securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA Equity Index:  seeks investment  results that achieve price and yield  performance similar  to the  Standards  and  Poor's 500  Composite  Price  Index  ("S&P 500  Index")*.  The
                    Portfolio  invests  substantially all of its total assets in equity securities that represent a composite of the S&P 500 Index.  The S&P 500 is an unmanaged  index of 500 common stocks chosen to reflect the  industries  of the U.S.  economy and is often  considered a proxy for the stock
                    market in general.                                                                                Evergreen Investment
  S&P 500 INDEX                                                                                                       Management Company,
                    *"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R),"  "Standard & Poor's 500," and "500" are  trademarks           LLC
                    of the  McGraw-Hill  Companies,  Inc. and have been  licensed  for use by Evergreen  Investment
                    Management  Company,  LLC.  The  Portfolio  is not  sponsored,  endorsed,  sold or  promoted by
                    Standard & Poor's and Standard & Poor's makes no  representation  regarding the advisability of investing in the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    Evergreen VA Foundation:  seeks capital growth and current income.  The Portfolio  invests in a combination of common stocks,  preferred stocks and securities  convertible or exchangeable for
                    common  stocks of large U.S.  companies  (i.e.,  companies  whose market  capitalization  falls   Evergreen Investment
BALANCED            within the range  tracked by the Russell 1000(R)Index,  at the time of  purchase).  Under normal   Management Company,
                    circumstances,  the Portfolio will invest at least 25% of its assets in debt securities and the           LLC
                    remainder in equity securities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
 INTER-NATIONAL     ProFund  VP  Europe  30:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
   EQUITY           correspond to the daily  performance of the ProFunds  Europe 30 Index.  The ProFunds  Europe 30
                    Index,  created by ProFund  Advisors,  is composed of 30 companies whose principal  offices are located  in Europe  and whose  securities  are  traded on U.S.  exchanges  or on the  NASDAQ as depositary  receipts or ordinary  shares.  The  component  companies in the ProFunds  Europe 30
                    Index are  determined  annually  based upon their U.S.  dollar-traded  volume.  Their  relative weights are determined based on a modified market capitalization method.
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    ProFund VP Asia 30: seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
    EQUITY          to the daily  performance  of the ProFunds Asia 30 Index.  The ProFunds Asia 30 Index,  created by ProFund Advisors,  is composed of 30 of the companies whose principal offices are located in the Asia/Pacific region,  excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as  depository  receipts or  ordinary  shares.  The  component  companies  in the
                    ProFunds Asia 30 Index are  determined  annually  based upon their U.S.  dollar-traded  volume.
                    Their relative weights are determined based on the modified market capitalization method.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  INTER-NATIONAL    ProFund VP Japan: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
     EQUITY         the daily  performance  of the Nikkei 225 Stock  Average.  Since the  Japanese  markets are not open when  ProFund VP Japan  values its  shares,  ProFund VP Japan  determines  its  success in meeting this  investment  objective by comparing its daily return on a given day with the daily performance of related  futures  contracts  traded in the United  States.  The Nikkei 225 Stock
                    Average is a price-weighted  index of 225 large,  actively traded Japanese stocks traded on the
                    Tokyo Stock Exchange.  The Index is computed and distributed by the Nihon Keizai Shimbun.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Banks: seeks daily investment results,  before fees and expenses, that correspond to   ProFund Advisors LLC
                    the daily  performance  of the Dow Jones U.S.  Banks  Sector  Index.  The Dow Jones U.S.  Banks
                    Index measures the  performance of the banking  industry of the U.S.  equity market.  Component companies  include all  regional  and major U.S.  domiciled  international  banks,  savings and loans, savings banks,  thrifts,  building  associations and societies.  Investment and merchant banks are excluded.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Basic Materials:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S. Basic  Materials  Sector Index.  The
                    Dow Jones U.S. Basic  materials  Sector Index measures the  performance of the basic  materials
      SECTOR        economic sector of the U.S. equity market.  Component  companies are involved in the production   ProFund Advisors LLC
                    of aluminum,  commodity chemicals,  specialty chemicals,  forest products,  non-ferrous metals, paper products, precious metals and steel.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP  Biotechnology:  seeks daily  investment  results,  before fees and  expenses,  that correspond to the daily  performance of the Dow Jones U.S.  Biotechnology  Index. The Dow Jones
                    U.S.  Biotechnology  Index measures the performance of the  biotechnology  industry of the U.S.
      SECTOR        equity  market.  Component  companies  include  those engaged in genetic  research,  and/or the   ProFund Advisors LLC
                    marketing  and  development  of  recombinant  DNA  products.  Makers  of  artificial  blood and contract biotechnology researchers are also included in the Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Consumer Cyclical:  seeks daily investment results,  before fees and expenses,  that correspond to the daily  performance of the Dow Jones U.S.  Consumer Cyclical Sector Index. The
                    Dow Jones U.S.  Consumer  Cyclical  Sector  Index  measures  the  performance  of the  consumer
      SECTOR        cyclical  economic  sector of the U.S. equity market.  Component  companies  include  airlines,   ProFund Advisors LLC
                    auto manufacturers,  auto parts, tires, casinos,  consumer  electronics,  recreational products and services,  restaurants,  lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Consumer  Non-Cyclical:  seeks daily investment  results,  before fees and expenses, that correspond to the daily  performance of the Dow Jones U.S.  Consumer  Non-Cyclical  Sector
                    Index. The Dow Jones U.S.  Consumer  Non-Cyclical  Sector Index measures the performance of the
      SECTOR        consumer  non-cyclical  economic sector of the U.S. equity market.  Component companies include   ProFund Advisors LLC
                    beverage  companies,  consumer service  companies,  durable and non-durable  household  product manufacturers, cosmetic companies, food products and agriculture and tobacco products.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Energy:  seeks daily investment results,  before fees and expenses,  that correspond   ProFund Advisors LLC
                    to the daily  performance of the Dow Jones U.S. Energy Sector Index.  The Dow Jones U.S. Energy
                    Sector  Index  measures  the  performance  of the  energy  sector  of the U.S.  equity  market.
                    Component  companies include oil drilling  equipment and services,  coal, oil  companies-major, oil companies-secondary,  pipelines, liquid, solid or gaseous fossil fuel producers and service companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Financial:  seeks  daily  investment  results,  before  fees  and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Financial  Sector  Index.  The Dow
                    Jones U.S.  Financial Sector Index measures the performance of the financial  services economic sector of the U.S.  equity market.  Component  companies  include  regional  banks,  major U.S.
                    domiciled  international banks, full line, life, and property and casualty insurance companies, companies that invest,  directly or indirectly in real estate,  diversified financial companies such  as  Fannie  Mae,  credit  card  insurers,  check  cashing  companies,  mortgage  lenders, investment  advisers and securities  broker-dealers,  investment banks,  merchant banks, online brokers, publicly traded stock exchanges.
------------------- ------------------------------------------------------------------------------------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Healthcare:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Healthcare  Sector Index.  The Down
                    Jones U.S.  healthcare Sector Index measures the performance of the healthcare  economic sector of the U.S. equity market.  Component  companies  include health care providers,  biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Industrial:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Industrial  Sector Index.  The Dow
                    Jones U.S.  Industrial Sector Index measures the performance of the industrial  economic sector
                    of  the  U.S.  equity  market.   Component   companies   include  building   materials,   heavy
                    construction,  factory  equipment,  heavy machinery,  industrial  services,  pollution control,
                    containers  and  packaging,   industrial  diversified,   air  freight,  marine  transportation,
                    railroads,  trucking,  land-transportation  equipment,  shipbuilding,  transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Internet:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to the daily  performance  of the Dow  Jones  U.S.  Internet  Index.  The Dow  Jones  Composite
                    Internet Index measures the  performance of stocks in the U.S. equity markets that generate the majority  of their  revenues  from the  Internet.  The  Index is  composed  of two  sub-groups:
                    Internet  Commerce - companies that derive the majority of their revenues from providing  goods and/or services through an open network,  such as a web site; and Internet Services - companies that derive the majority of their revenues from  providing  access to the Internet or providing services to people using the Internet.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Pharmaceuticals:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Pharmaceuticals  Sector Index.  The
                    Dow Jones U.S.  Pharmaceuticals Index measures the performance of the pharmaceuticals  industry of the U.S.  equity  market.  Component  companies  include  the  makers  of  prescription  and over-the-counter  drugs, such as aspirin, cold remedies,  birth control pills, and vaccines, as well as companies engaged in contract drug research..
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Precious Metals:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the  Philadelphia  Stock Exchange Gold & Silver Sector
                    Index.  The  Philadelphia  Stock Exchange Gold and Silver Sector Index measures the performance of the gold and  silver  mining  industry  of the global  equity  market.  Component  companies include  companies  involved in the mining and production of gold,  silver,  and other precious metals,  precious  stones and pearls.  The Index does not include  producers  of  commemorative medals and coins that are made of these metals.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Real  Estate:  seeks  daily  investment  results,  before  fees and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Real Estate  Index.  The Dow Jones
                    U.S. Real Estate Index measures the  performance of the real estate industry of the U.S. equity
                    market.   Component  companies  include  those  that  invest  directly  or  indirectly  through
      SECTOR        development,   management  or  ownership  of  shopping  malls,  apartment  buildings,   housing   ProFund Advisors LLC
                    developments  and, real estate  investment  trusts ("REITs") that invest in apartments,  office and  retail  properties.  REITs are  passive  investment  vehicles  that  invest  primarily  in income-producing real estate or real estate related loans or interests.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP  Semiconductor:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance of the Dow Jones U.S.  Semiconductor  Index. The Dow Jones
                    U.S.  Semiconductor  Index measures the performance of the  semiconductor  industry of the U.S.
                    equity market.  Component  companies are engaged in the production of semiconductors  and other integrated chips, as well as other related products such as circuit boards and motherboards.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund  VP  Technology:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the daily  performance  of the Dow Jones U.S.  Technology  Sector Index.  The Dow
                    Jones U.S.  Technology  Sector Index measures the  performance of the technology  sector of the
                    U.S.  equity  market.  Component  companies  include  those  involved in  computers  and office
                    equipment,  software,   communications  technology,   semiconductors,   diversified  technology
                    services and internet services.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
      SECTOR        ProFund VP Telecommunications:  seeks daily investment results,  before fees and expenses, that   ProFund Advisors LLC
                    correspond to the daily performance of the Dow Jones U.S.  Telecommunications Sector Index. The
                    Dow  Jones  U.S.   Telecommunications   Sector   Index   measures   the   performance   of  the
                    telecommunications  economic  sector of the U.S.  equity market.  Component  companies  include fixed line communications and wireless communications companies.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund  VP  Utilities:  seeks  daily  investment  results,  before  fees  and  expenses,  that correspond to the daily  performance  of the Dow Jones U.S.  Utilities  Sector  Index.  The Dow
      SECTOR        Jones U.S.  Utilities Sector Index measures the performance of the utilities economic sector of   ProFund Advisors LLC
                    the U.S. equity market.  Component  companies  include  electric  utilities,  gas utilities and water utilities.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
THE PROFUND VP PORTFOLIOS  DESCRIBED  BELOW ARE AVAILABLE AS  SUB-ACCOUNTS  TO ALL ANNUITY  OWNERS.  EACH  PORTFOLIO  PURSUES AN INVESTMENT
STRATEGY THAT SEEKS TO PROVIDE DAILY  INVESTMENT  RESULTS,  BEFORE FEES AND EXPENSES,  THAT MATCH A WIDELY  FOLLOWED  INDEX,  INCREASE BY A
SPECIFIED FACTOR RELATIVE TO THE INDEX,  MATCH THE INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY A SPECIFIED  FACTOR.  THE
INVESTMENT  STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT  RESULTS OF THE APPLICABLE
INDEX.  IT IS RECOMMENDED  THAT ONLY THOSE ANNUITY OWNERS WHO ENGAGE A FINANCIAL  ADVISOR TO ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC
OR TACTICAL  ASSET  ALLOCATION  STRATEGY  INVEST IN THESE  PORTFOLIOS.  WE HAVE  ARRANGED THE  PORTFOLIOS  BASED ON THE INDEX ON WHICH IT'S
INVESTMENT STRATEGY IS BASED.
--------------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P 500 Index(R)is a widely used measure of large-cap  U.S. stock market  performance.  It includes a  representative  sample of leading companies in leading  industries.  Companies  are selected for inclusion in the Index by Standard & Poor's(R)for being U.S.  companies  with adequate liquidity, appropriate market capitalization financial viability and public float.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bull: seeks daily investment results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
     S&P 500        the daily performance of the S&P 500(R)Index.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Bear: seeks daily investment results,  before fees and expenses,  that correspond to the inverse  (opposite) of the daily  performance of the S&P 500(R)Index.  If ProFund VP Bear is successful in meeting its objective,  its net asset value should gain  approximately  the same,
     S&P 500        on a  percentage  basis,  as any  decrease  in the S&P 500(R)Index when the Index  declines on a   ProFund Advisors LLC
                    given  day.  Conversely,  its  net  asset  value  should  lose  approximately  the  same,  on a percentage basis, as any increase in the Index when the Index rises on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
     S&P 500        ProFund VP UltraBull (f/k/a ProFund VP Bull Plus): seeks daily investment results,  before fees   ProFund Advisors LLC
                    and expenses,  that correspond to twice (200%) the daily  performance of the S&P 500(R)Index. If the ProFund VP UltraBull is  successful  in meeting its  objective,  its net asset value should gain  approximately  twice as much, on a percentage basis, as the S&P 500(R)Index when the Index rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as much,  on a percentage  basis,  as the Index when the Index  declines on a given day.  Prior to
                    May 1, 2003,  ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment results that corresponded to one and one-half times the daily performance of the S&P 500(R)Index
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The NASDAQ-100 Index(R)is a market capitalization  weighted index that includes 100 of the largest domestic and international  non-financial companies listed on The NASDAQ Stock Market.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP OTC: seeks daily investment  results,  before fees and expenses,  that correspond to   ProFund Advisors LLC
                    the daily  performance  of the NASDAQ-100  Index(R).  "OTC" in the name of ProFund VP OTC reflers to  securities  that do not  trade on a U.S.  securities  exchange,  as  registered  under  the
                    Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund  VP  Short  OTC:  seeks  daily  investment  results,  before  fees and  expenses,  that   ProFund Advisors LLC
                    correspond to the inverse  (opposite) of the daily  performance  of the NASDAQ-100  Index(R).  If
                    ProFund VP Short OTC is  successful in meeting its  objective,  its net asset value should gain approximately  the same, on a percentage  basis, as any decrease in the NASDAQ-100  Index(R)when the Index declines on a given day.  Conversely,  its net asset value should lose  approximately the same, on a percentage  basis,  as any increase in the Index when the Index rises on a given day.  "OTC" in the name of  ProFund VP Short OTC  refers to  securities  that do not trade on a
                    U.S. securities exchange, as registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    NASDAQ 100      ProFund VP UltraOTC:  seeks daily investment results, before fees and expenses, that correspond   ProFund Advisors LLC
                    to twice (200%) the daily  performance  of the NASDAQ-100  Index(R). If ProFund VP  UltraOTC is
                    successful in meeting its  objective,  its net asset value should gain  approximately  twice as much,  on a percentage  basis,  as the  NASDAQ-100  Index(R)when the Index rises on a given day.
                    Conversely,  its net asset  value  should lose  approximately  twice as much,  on a  percentage basis,  as the Index when the Index  declines  on a given day.  "OTC" in the name of ProFund VP
                    UltraOTC refers to securities that do not trade on a U.S.  securities  exchange,  as registered under the Securities Exchange Act of 1934.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P MidCap 400 Index(R)is a widely used  measure of  mid-sized  company  U.S.  stock  market  performance.  Companies  are  selected for inclusion  in the Index by  Standard & Poor's(R)for being U.S.  companies  with  adequate  liquidity,  appropriate  market  capitalization, financial viability and public float.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  S&P MIDCAP 400    ProFund VP Mid-Cap  Value:  seeks daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond  to the  daily  performance  of the  S&P  MidCap  400/Barra  Value  Index(R).  The S&P
                    MidCap400/Barra  Value Index(R)is designed to differentiate  between fast growing  companies and slower  growing or  undervalued  companies.  Standard & Poor's and Barra  cooperate to employ a price-to-book value calculation whereby the market  capitalization of the S&P MidCap 400 Index(R)
                    is divided equally between growth and value.  The Index is rebalanced twice per year.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ProFund VP Mid-Cap  Growth:  seeks daily  investment  results,  before fees and expenses,  that correspond to the daily  performance of the S&P MidCap 400/Barra Growth Index(R).  The S&P MidCap
                    400/Barra Growth Index(R)is designed to differentiate  between fast growing companies and slower
  S&P MIDCAP 400    growing  or  undervalued  companies.  Standard  &  Poor's  and  Barra  cooperate  to  employ  a   ProFund Advisors LLC
                    price-to-book value calculation whereby the market  capitalization of the S&P MidCap 400 Index(R)
                    is divided equally between growth and value.  The Index is rebalanced twice per year..
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
  S&P MIDCAP 400    ProFund VP  UltraMid-Cap:  seeks  daily  investment  results,  before fees and  expenses,  that   ProFund Advisors LLC
                    correspond to twice (200%) the daily  performance  of the S&P MidCap 400 Index(R).  If ProFund VP
                    UltraMid-Cap  is  successful  in  meeting  its  objective,  its net  asset  value  should  gain approximately  twice as much,  on a  percentage  basis,  as the S&P MidCap 400 Index(R)when the
                    Index rises on a given day.  Conversely,  its net asset value should lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The S&P SmallCap 600 Index(R)consists of 600 domestic  stocks chosen for market size,  liquidity,  and industry group  representation.  The
Index comprises stocks from the industrial, utility, financial, and transportation sectors.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Value:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P  SmallCap  600/Barra  Value  Index(R).  The S&P
                    SmallCap  600/Barra Value Index(R)is designed to  differentiate  between fast growing  companies and slower growing or undervalued  companies.  Standard & Poor's and Barra cooperate to employ a price-to-book  value  calculation  whereby the market  capitalization  of the S&P  SmallCap 600
                    Index(R)is divided equally between growth and value.  The Index is rebalanced twice per year.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
 S&P SMALLCAP 600   ProFund VP Small-Cap Growth:  seeks daily investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to the daily  performance  of the S&P SmallCap  600/Barra  Growth  Index(R).  The S&P
                    SmallCap  600/Barra Growth Index(R)is designed to differentiate  between fast growing companies and slower growing or undervalued  companies.  Standard & Poor's and Barra  cooperate to employ a price-to-book  value calculation  whereby the market  capitalization-of  the S&P SmallCap 600
                    Index(R)is divided equally between growth and value.  The Index is rebalanced twice per year.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
--------------------------------------------------------------------------------------------------------------------------------------------
The Russell 2000 Index(R)measures the performance of the 2,000 small companies in the Russell 3000 Index(R)representing  approximately 8% of the total market  capitalization  of the Russell 3000 Index(R),  which in turn  represents  approximately  98% of the investable  U.S. equity market.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
   RUSSELL 2000     ProFund VP  UltraSmall-Cap:  seeks daily  investment  results,  before fees and expenses,  that   ProFund Advisors LLC
                    correspond  to twice (200%) the daily  performance  of the Russell  2000(R)Index.  If ProFund VP
                    UltraSmall-Cap  is  successful  in meeting  its  objective,  its net asset  value  should  gain approximately  twice as much, on a percentage  basis, as the Russell 2000 Index(R)when the Index rises on a given day.  Conversely,  its net asset  value  should  lose  approximately  twice as much, on a percentage basis, as the Index when the Index declines on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP U.S.  Government  Plus: seeks daily  investment  results,  before fees and expenses,   ProFund Advisors LLC
                    that  correspond  to one and  one-quarter  times  (125%) the daily  price  movement of the most recently  issued  30-year U.S.  Treasury  Bond ("Long  Bond").  In  accordance  with its stated
                    objective,  the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest  rates  rise.  If  ProFund  VP U.S.  Government  Plus is  successful  in  meeting  its objective,  its net asset value should gain  approximately  one and one-quarter times (125%) as much,  on a  percentage  basis,  as any  daily  increase  in the  Long  Bond  on a  given  day.
                    Conversely,  its net asset value should lose  approximately one and one-quarter (125%) as much, on a percentage basis, as any daily decrease in the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
 U.S. GOV'T BOND    ProFund VP Rising Rates Opportunity:  seeks daily investment results, before fees and expenses,   ProFund Advisors LLC
                    that correspond to one and one-quarter  times (125%) the inverse  (opposite) of the daily price movement of the most recently  issued Long Bond. In accordance with its stated  objective,  the net asset value of ProFund VP rising Rates  Opportunity  generally  should decrease as interest rates fall. If ProFund VP Rising Rates  Opportunity  is  successful  in meeting its  objective, its net asset value should gain  approximately  one and one-quarter  times (125%) as much, on a percentage  basis, as any daily decrease in the Long Bond on a given day.  Conversely,  its net asset  value  should  lose  approximately  one and  one-quarter  times  (125%)  as  much,  on a percentage basis, as any daily increase in the Long Bond on a given day.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

------------------- ------------------------------------------------------------------------------------------------ -----------------------
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                         PORTFOLIO
       TYPE                                                                                                                 ADVISOR/
                                                                                                                          SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------

Each  portfolio of the First Defined  Portfolio Fund LLC invests in the securities of a relatively few number of issuers or in a particular sector of the economy.  Since the assets of each  portfolio are invested in a limited number of issuers or a limited sector of the economy, the net asset value of the portfolio may be more susceptible to a single adverse economic,  political or regulatory occurrence.  Certain of the  portfolios  may also be subject to  additional  market risk due to their  policy of  investing  based on an  investment  strategy  and generally not buying or selling  securities in response to market  fluctuations.  Each  portfolio's  relative lack of diversity and limited ongoing management may subject Owners to greater market risk than other portfolios.

The stock selection date for each of the strategy  Portfolios of the First Defined  Portfolio Fund LLC is on or about December 31st of each year. The holdings for each strategy  Portfolio  will be adjusted  annually on or about  December 31st in accordance  with the  Portfolio's investment  strategy.  At that time,  the  percentage  relationship  among the shares of each issuer held by the Portfolio is  established.
Through the next one-year  period that  percentage  will be  maintained  as closely as  practicable  when the  Portfolio  makes  subsequent purchases and sales of the securities.
--------------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------------------------------------------------------------------------------------ -----------------------
    LARGE CAP       First Trust(R)10 Uncommon  Values:  seeks to provide  above-average  capital  appreciation.  The
     BLEND          Portfolio  seeks to achieve its  objective  by  investing  primarily  in the ten common  stocks selected by the Investment  Policy Committee of Lehman Brothers Inc.  ("Lehman  Brothers") with the assistance of the Research  Department of Lehman  Brothers which, in their opinion have the
                    greatest  potential for capital  appreciation  during the next year. The stocks included in the    First Trust Advisors
                    Portfolio  are adjusted  annually on or about July 1st in  accordance  with the  selections  of           L.P.
                    Lehman Brothers.
------------------- ------------------------------------------------------------------------------------------------ -----------------------
                    ------------------------------------------------------------------------------------------------ -----------------------
      INTER-        The  Prudential  Series  Fund,  Inc.  - SP  Jennison  International  Growth:  seeks to  provide
 NATIONAL EQUITY    long-term   growth  of  capital.   The   Portfolio   pursues  its  objective  by  investing  in
                    equity-related  securities of foreign  issuers that the  Sub-advisor  believes will increase in value over a period of years.  The  Portfolio  invests  primarily  in the common stock of large and  medium-sized  foreign  companies.  Under normal  circumstances,  the Portfolio  invests at least 65% of its total  assets in common  stock of foreign  companies  operating or based in at
                    least five different  countries.  The Portfolio  looks  primarily for stocks of companies whose     Prudential
                    earnings are growing at a faster rate than other companies and that have  above-average  growth     Investments LLC/
                    in earnings and cash flow, improving profitability,  strong balance sheets, management strength   Jennison Associates
                    and strong  market  share for its  products.  The  Portfolio  also tries to buy such  stocks at           LLC
                    attractive prices in relation to their growth prospects.
------------------- ------------------------------------------------------------------------------------------------ -----------------------

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R),"  "Standard & Poor's 500," and "500" are trademarks of the  McGraw-Hill  Companies,  Inc. and have been licensed for use by American Skandia Investment Services,  Incorporated.  The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

The First Trust(R)10 Uncommon  Values  portfolio is not  sponsored  or created by Lehman  Brothers,  Inc.  ("Lehman  Brothers").  Lehman
Brothers' only  relationship  to First Trust is the licensing of certain  trademarks and trade names of Lehman  Brothers and of the "10
Uncommon  Values" which is determined,  composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R)10
Uncommon Values portfolio.

Dow Jones has no  relationship  to the ProFunds VP, other than the licensing of the Dow Jones sector  indices and its service marks for use in  connection  with the  ProFunds  VP. The  ProFunds VP are not  sponsored,  endorsed,  sold,  or promoted by Standard & Poor's or
NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED INVESTMENT OPTIONS?
We offer fixed investment options of different  durations during the accumulation  period.  These "Fixed Allocations" earn a guaranteed fixed rate of interest  for a specified  period of time,  called the  "Guarantee  Period." In most states,  we offer Fixed  Allocations with  Guarantee  Periods  from 1 to 10 years.  We may also offer  special  purpose  Fixed  Allocations  for use with  certain  optional investment  programs.  We guarantee  the fixed rate for the entire  Guarantee  Period.  However,  if you  withdraw or transfer  Account
Value before the end of the Guarantee  Period,  we will adjust the value of your  withdrawal or transfer  based on a formula,  called a
"Market Value  Adjustment." The Market Value  Adjustment can either be positive or negative,  depending on the rates that are currently being  credited  on Fixed  Allocations.  Please  refer to the  section  entitled  "How does the Market  Value  Adjustment  Work?" for a description  of the  formula  along with  examples  of how it is  calculated.  You may  allocate  Account  Value to more than one Fixed
Allocation at a time.

Fixed  Allocations may not be available in all states.  Availability of Fixed  Allocations is subject to change and may differ by state and by the  annuity  product  you  purchase.  Please  call  American  Skandia at  1-800-766-4530  to  determine  availability  of Fixed
Allocations in your state and for your annuity product.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent  Deferred Sales Charge:  We do not deduct a sales charge from Purchase  Payments you make to your Annuity.  However,  we may deduct a  Contingent  Deferred  Sales Charge or CDSC if you  surrender  your  Annuity or when you make a partial  withdrawal.  The CDSC reimburses us for expenses  related to sales and  distribution of the Annuity,  including  commissions,  marketing  materials and other promotional  expenses.  The CDSC is  calculated as a percentage of your Purchase  Payment  being  surrendered  or withdrawn  during the applicable  Annuity Year. For purposes of calculating  the CDSC, we consider the year following the date we receive a Purchase  Payment as Year 1. The amount of the CDSC  applicable  to each  Purchase  Payment  decreases  over time,  measured  from the date the  Purchase
Payment is applied.  The CDSC percentages are shown below.

                           ------------------ ----- ------ ----- ----- ----- ----- ----- ----- -----

                           YEARS               1      2     3     4     5     6     7     8     9+
                           ------------------ ----- ------ ----- ----- ----- ----- ----- ----- -----
                           ------------------ ----- ------ ----- ----- ----- ----- ----- ----- -----

                           CHARGE (%)         8.5    8.5   8.5   8.5   7.0   6.0   5.0   4.0   0.0
                           ------------------ ----- ------ ----- ----- ----- ----- ----- ----- -----

Each  Purchase  Payment  has its own CDSC  period.  When you make a  withdrawal,  we assume that the oldest  Purchase  Payment is being withdrawn  first so that the lowest CDSC is deducted from the amount  withdrawn.  After eight (8) complete years from the date you make a Purchase Payment,  no CDSC will be assessed if you withdraw or surrender that Purchase Payment.  Under certain  circumstances you can withdraw a limited amount of Account Value without paying a CDSC.  This is referred to as a "Free  Withdrawal."  Free  Withdrawals  are not treated as a withdrawal  of Purchase  Payments for  purposes of  calculating  the CDSC on a  subsequent  withdrawal  or  surrender.
Withdrawals of amounts  greater than the maximum Free  Withdrawal  amount are treated as a withdrawal of Purchase  Payments and will be assessed a CDSC. For purposes of calculating  the CDSC on a surrender or a partial  withdrawal,  the Purchase  Payments being withdrawn may be greater than your remaining  Account Value or the amount of your  withdrawal  request.  This is most likely to occur if you have made prior  withdrawals  under the Free  Withdrawal  provision  or if your Account  Value has declined in value due to negative  market performance.

We may waive the CDSC under certain  medically-related  circumstances or when taking a Minimum  Distribution  from an Annuity purchased as a "qualified"  investment.  Free Withdrawals,  Medically-Related  Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

Transfer Fee:  Currently,  you may make twenty (20) free transfers between  investment options each Annuity Year. We will charge $10.00 for each  transfer  after the  twentieth in each Annuity Year.  We do not consider  transfers  made as part of a dollar cost  averaging program when we count the twenty free  transfers.  Transfers  made as part of a  rebalancing,  market timing or third party  investment advisory  service will be subject to the  twenty-transfer  limit.  However,  all transfers  made on the same day will be treated as one
(1)  transfer.  Renewals or transfers of Account Value from a Fixed  Allocation  at the end of its Guarantee  Period are not subject to the  Transfer Fee and are not counted  toward the twenty free  transfers.  We may reduce the number of free  transfers  allowable  each
Annuity Year (subject to a minimum of eight) without  charging a Transfer Fee unless you make use of electronic  means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically  or through other means that reduce our processing costs.

Annual  Maintenance Fee: During the accumulation  period we deduct an Annual  Maintenance Fee. The Annual  Maintenance Fee is $35.00 or
2% of your Account Value invested in the variable  investment  options,  whichever is less.  This fee will be deducted  annually on the anniversary  of the Issue Date of your Annuity or, if you surrender  your Annuity  during the Annuity Year,  the fee is deducted at the time of surrender.  We may increase the Annual  Maintenance  Fee.  However,  any increase will only apply to Annuities issued after the date of the increase.

Tax  Charges:  Several  states  and some  municipalities  charge  premium  taxes or  similar  taxes.  The  amount of tax will vary from jurisdiction  to  jurisdiction  and is subject to change.  The tax charge  currently  ranges up to 3 1/2%.  We  generally  will deduct the amount of tax payable at the time the tax is  imposed,  but may also decide to deduct tax  charges  from each  Purchase  Payment at the time of a  withdrawal  or  surrender  of your Annuity or at the time you elect to begin  receiving  annuity  payments.  We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance  Charge:  We deduct an Insurance Charge daily against the average daily assets allocated to the  Sub-accounts.  The Insurance
Charge is the combination of the Mortality & Expense Risk Charge (1.25%) and the  Administration  Charge  (0.15%).  The total charge is equal to 1.40% on an annual  basis.  The  Insurance  Charge is intended to  compensate  American  Skandia for  providing  the insurance benefits under the Annuity,  including the Annuity's basic death benefit that provides  guaranteed  benefits to your beneficiaries even if the market declines and the risk that persons we guarantee  annuity  payments to will live longer than our  assumptions.  The charge also covers administrative costs associated with providing the Annuity benefits,  including  preparation of the contract,  confirmation statements,  annual account  statements and annual reports,  legal and accounting fees as well as various  related  expenses.  Finally, the charge covers the risk that our  assumptions  about the mortality  risks and expenses  under this Annuity are incorrect and that we have agreed not to increase  these  charges over time  despite our actual  costs.  We may  increase the portion of the total  Insurance
Charge that is deducted for  administrative  costs;  however,  any increase  will only apply to Annuities  issued after the date of the increase.

American  Skandia may make a profit on the  Insurance  Charge if, over time,  the actual cost of  providing  the  guaranteed  insurance obligations  under the  Annuity  are less than the amount we deduct  for the  Insurance  Charge.  To the extent we make a profit on the
Insurance Charge,  such profit may be used for any other corporate  purpose,  including payment of other expenses that American Skandia incurs in  promoting,  distributing,  issuing  and  administering  the  Annuity  and to offset a portion of the costs  associated  with offering  Credits  which are funded  through  American  Skandia's  general  account.  The  Insurance  Charge is deducted  against  your
Annuity's  Account Value,  which  includes the amount of any Credits we apply to your Purchase  Payments and any increases or decreases in your Account Value based on market  fluctuations  of the  Sub-accounts.  Any profit that American  Skandia may make on the Insurance
Charge may include a profit on the portion of the Account  Value that  represents  Credits  applied to the Annuity,  as well as profits based on market appreciation of the Sub-account values.

The  Insurance  Charge  is not  deducted  against  assets  allocated  to a Fixed  Allocation.  However,  the  amount we credit to Fixed
Allocations may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

Optional  Benefits:  If you elect to purchase the Guaranteed  Return Option,  we will deduct an additional charge on a daily basis from your Account Value  allocated to the  Sub-accounts.  The additional  charge is included in the daily  calculation of the Unit Price for each  Sub-account.  If you elect to purchase one or more optional  death  benefits,  we will deduct the annual charge from your Account
Value on the  anniversary of your Annuity's Issue Date.  Under certain  circumstances,  we may deduct a pro-rata  portion of the annual charge for any  optional  benefit.  The charge for each  optional  benefit is deducted in addition to the  Insurance  Charge due to the increased  insurance  risk  associated  with the  optional  benefits.  Please  refer to the  section  entitled  "Death  Benefit"  for a description of the charge for the Optional Death Benefit.  Please refer to the section  entitled  "Managing Your Account Value - Do you offer  programs  designed to  guarantee a "return of premium" at a future  date?" for a  description  of the charge for the  Guaranteed
Return Option.

WHAT CHARGES ARE ASSESSED BY THE PORTFOLIOS?
We do not assess any charges  directly  against the  Portfolios.  However,  each  Portfolio  charges a total annual fee comprised of an investment  management fee,  operating  expenses and any distribution and service (12b-1) fees that may apply.  These fees are deducted daily by each  Portfolio  before it provides  American  Skandia  with the net asset value as of the close of  business  each day.  More detailed  information  about fees and charges can be found in the  prospectuses  for the  Portfolios.  Please  also see  "Service  Fees
Payable by Underlying Funds".

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
No specific fee or expenses are deducted  when  determining  the rate we credit to a Fixed  Allocation.  However,  for some of the same reasons that we deduct the Insurance  Charge  against  Account Value  allocated to the  Sub-accounts,  we also take into  consideration mortality,  expense,  administration,  profit and other factors in determining the interest rates we credit to Fixed  Allocations.  Any
CDSC or Tax Charge  applies to amounts that are taken from the variable  investment  options or the Fixed  Allocations.  A Market Value
Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
In certain  states a tax is due if and when you exercise  your right to receive  periodic  annuity  payments.  The amount  payable will depend on the applicable  jurisdiction and on the annuity payment option you select.  If you select a fixed payment option,  the amount of each fixed  payment  will depend on the Account  Value of your Annuity when you elected to  annuitize.  There is no specific  charge deducted from these payments;  however,  the amount of each annuity payment reflects  assumptions about our insurance expenses.  If you select a  variable  payment  option  that we may offer,  then the amount of your  benefits  will  reflect  changes in the value of your
Annuity and will continue to be subject to an insurance charge.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or  eliminate  certain  fees and  charges  or alter the manner in which the  particular  fee or charge is  deducted.  For example,  we may  reduce  the  amount of the CDSC or the  length of time it  applies,  reduce or  eliminate  the  amount of the  Annual
Maintenance Fee or reduce the portion of the total Insurance  Charge that is deducted as an  Administration  Charge.  Generally,  these types of  changes  will be based on a  reduction  to our  sales,  maintenance  or  administrative  expenses  due to the  nature  of the individual  or group  purchasing  the Annuity.  Some of the factors we might  consider in making such a decision  are: (a) the size and type of group;  (b) the number of Annuities  purchased by an Owner;  (c) the amount of Purchase  Payments or  likelihood  of additional
Purchase  Payments;  and/or (d) other  transactions where sales,  maintenance or administrative  expenses are likely to be reduced.  We will not discriminate  unfairly between Annuity  purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Initial Purchase  Payment:  You must make a minimum initial Purchase Payment of $1,000.  However,  if you decide to make payments under a systematic  investment or "bank drafting"  program,  we will accept a lower initial Purchase Payment provided that,  within the first
Annuity Year, you make at least $1,000 in total Purchase Payments.

Where  allowed by law,  initial  Purchase  Payments in excess of  $1,000,000  require our approval  prior to  acceptance.  We may apply certain limitations and/or  restrictions on the Annuity as a condition of our acceptance,  including limiting the liquidity features or the Death Benefit protection provided under the Annuity,  limiting the right to make additional Purchase Payments,  changing the number of transfers  allowable under the Annuity or restricting the Sub-accounts  that are available.  Other limitations  and/or  restrictions may apply.

Except as noted below,  Purchase  Payments  must be  submitted  by check drawn on a U.S.  bank,  in U.S.  dollars,  and made payable to
American  Skandia.  Purchase  Payments  may  also  be  submitted  via  1035  exchange  or  direct  transfer  of  funds.  Under  certain circumstances,  Purchase  Payments may be  transmitted  to American  Skandia via wiring funds  through your  investment  professional's broker-dealer  firm.  Additional  Purchase  Payments may also be applied to your Annuity under an  arrangement  called "bank  drafting"
                      ----------
where you  authorize  us to  deduct  money  directly  from your bank  account.  We may  reject  any  payment  if it is  received  in an unacceptable form.  Our acceptance of a check is subject to our ability to collect funds.

Age Restrictions:  The Owner must be age 80 or under as of the Issue Date of the Annuity.  If the Annuity is owned jointly,  the oldest of the Owners must be age 80 or under on the Issue Date. If the Annuity is owned by an entity,  the  Annuitant  must be age 80 or under as of the Issue Date.  You should  consider your need to access your Account Value and whether the  Annuity's  liquidity  features will satisfy that need.  If you take a  distribution  prior to age 591/2, you may be subject to a 10% penalty in addition to ordinary  income taxes on any gain.  The  availability  of  certain  optional  benefits  may vary based on the age of the Owner on the Issue Date of the
Annuity.

Additional  Purchase  Payments may be made at any time before the Annuity Date as long as the oldest Owner or Annuitant (if the Annuity is entity owned) is not over age 80.

Special Considerations for Purchasers of Bonus or Credit Products
|X|      This Annuity  features the same Insurance  Charge as many of American  Skandia's other variable  annuities and does not charge an additional  amount for the XTra CreditSM feature.  However,  if you make a withdrawal that exceeds the annual free withdrawal amount or choose to surrender  your  Annuity,  the  contingent  deferred  sales  charge  (CDSC) on this Annuity is higher and is deducted for a longer  period of time as compared to our other  variable  annuities.  If you expect that you will need to access your Account Value during the CDSC period and the liquidity  provisions are insufficient to satisfy that need, then this Annuity may be more expensive than other variable annuities.

|X|      The XTra  CreditSM  amount is included in your  Account  Value.  However,  American  Skandia may take back the  original  XTra
       CreditSM  amount applied to your Purchase  Payment if you die, or elect to withdraw all or a portion of your Account Value under the medically-related  waiver provision,  within 12 months of having received an XTra CreditSM amount. In either situation,  the value of the XTra CreditSM  amount could be  substantially  reduced.  However,  any investment  gain on the XTra CreditSM amount will not be taken back.  Additional conditions and restrictions apply.

|X|      We offer other  annuities  where we apply an XTra  CreditSM to your  annuity  with each  purchase  payment you make.  The XTra
       CreditSM amount we apply to purchase  payments on those annuities is initially higher than on this Annuity but reduces over time and only applies  during the first six annuity years.  The total  asset-based  charges on those  annuities are higher during the first 10 years but are lower  than this  Annuity  after the 10th year.  The CDSC is also  higher  and is  deducted  for a longer period of time than on this  Annuity;  however  the CDSC on those  annuities  applies  from the issue date of the  annuity,  not separately to each purchase payment.

Owner, Annuitant and Beneficiary Designations: On your Application, we will ask you to name the Owner(s), Annuitant and one or more
Beneficiaries for your Annuity.

|X|      Owner:  The  Owner(s)  holds all  rights  under the  Annuity.  You may name  more than one Owner in which  case all  ownership
         -----
       rights are held jointly.  However,  this Annuity does not provide a right of survivorship.  Refer to the Glossary of Terms for a complete description of the term "Owner."
|X|      Annuitant:  The  Annuitant  is the person we agree to make  annuity  payments  to and upon whose life we continue to make such
         ---------
       payments.  You must name an Annuitant who is a natural  person.  We do not accept a designation of joint  Annuitants  during the accumulation  period. Where allowed by law, you may name one or more Contingent  Annuitants.  A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date.  Please refer to the discussion of  "Considerations  for Contingent
       Annuitants" in the Tax Considerations section of the Prospectus.
|X|      Beneficiary:  The  Beneficiary  is the person(s) or entity you name to receive the death  benefit.  If no beneficiary is named
         -----------
       the death benefit will be paid to you or your estate.

Your right to make certain  designations  may be limited if your Annuity is to be used as an IRA or other  "qualified"  investment that is given  beneficial  tax  treatment  under  the Code.  You  should  seek  competent  tax  advice on the  income,  estate  and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner,  Annuitant  and  Beneficiary  designations  by sending us a request in writing.  Where  allowed by law,  such changes will be subject to our acceptance.  Some of the changes we will not accept include, but are not limited to:
|X|      a new Owner  subsequent to the death of the Owner or the first of any joint Owners to die,  except where a  spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X|      a new Annuitant subsequent to the Annuity Date;
|X|      for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X|      a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is co-owned by spouses,  we will assume that the sole primary  Beneficiary  is the  surviving  spouse unless you elect an alternative  Beneficiary  designation.  Unless  you elect an  alternative  Beneficiary  designation,  upon the death of either  spousal
Owner,  the  surviving  spouse may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit  payment.  The Death
Benefit  that  would  have been  payable  will be the new  Account  Value of the  Annuity  as of the date of due proof of death and any required proof of a spousal  relationship.  As of the date the assumption is effective,  the surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new purchaser of the same  attained age. For purposes of  determining  any future Death Benefit for the  beneficiary  of the surviving  spouse,  the new Account Value will be considered as the initial  Purchase
Payment.  No CDSC  will  apply to the new  Account  Value.  However,  any  additional  Purchase  Payments  applied  after  the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal Contingent Annuitant
If the Annuity is owned by an entity and the  surviving  spouse is named as a Contingent  Annuitant,  upon the death of the  Annuitant, the surviving  spouse will become the  Annuitant.  No Death Benefit is payable upon the death of the  Annuitant.  However,  the Account
Value of the Annuity as of the date of due proof of death of the Annuitant  (and any required proof of the spousal  relationship)  will reflect the amount that would have been payable had a Death Benefit been paid.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
If after  purchasing  your  Annuity  you change  your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel  period.  This is often  referred to as a  "free-look."  Depending  on the state in which you purchased your Annuity and, in some states,  if you purchased the Annuity as a replacement  for a prior  contract,  the right to cancel period may be ten (10) days,  twenty-one  (21) days or longer,  measured from the time that you received  your  Annuity.  If you return your Annuity during the applicable  period,  we will refund your current  Account Value plus any tax charge  deducted.  This amount may be higher or lower than your  original  Purchase  Payment.  Where  required by law, we will return your  current  Account  Value or the amount of your initial  Purchase  Payment,  whichever  is greater.  The same rules may apply to an Annuity that is purchased as an IRA.
In any situation  where we are required to return the greater of your Purchase  Payment or Account Value,  we may allocate your Account
Value to the AST Money Market  Sub-account  during the right to cancel period and for a reasonable  additional  amount of time to allow for delivery of your  Annuity.  If you return your  Annuity,  we will not return any Credits we applied to your  Annuity  based on your
                                                                                                                                  -
Purchase Payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum amount that we accept as an additional  Purchase  Payment is $100 unless you participate in American  Skandia's  Systematic
Investment Plan or a periodic  purchase payment program.  We will allocate any additional  Purchase Payments you make according to your most recent allocation  instructions,  unless you request new allocations when you submit a new Purchase Payment.  Additional  Purchase
Payments may be paid at any time before the Annuity Date as long as the oldest Owner or Annuitant  (if the Annuity is entity  owned) is not over age 80.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make  additional  Purchase  Payments to your  Annuity by  authorizing  us to deduct money  directly  from your bank account and
              ----------
applying it to your  Annuity.  This type of program is often  called  "bank  drafting".  We call our bank  drafting  program  "American
Skandia's  Systematic  Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable  investment options when  applied.  Bank  drafting  allows you to invest in your  Annuity with a lower  initial  Purchase  Payment,  as long as you authorize  payments  that will  equal at least  $1,000  during  the first 12 months of your  Annuity.  We may  suspend  or cancel  bank drafting privileges if sufficient funds are not available from the applicable  financial  institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified  investments.  If your employer sponsors such a program,  we may agree to accept  periodic  Purchase  Payments  through  a salary  reduction  program  as long as the  allocations  are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $1,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial  Purchase  Payment:  Once we accept your  application,  we invest your net Purchase  Payment in the  Annuity.  The net Purchase
Payment is your initial  Purchase  Payment  minus any tax charges  that may apply.  On your  application  we ask you to provide us with instructions  for allocating your Account Value.  You can allocate  Account Value to one or more variable  investment  options or Fixed
Allocations.

In those states where we are required to return your Purchase  Payment if you exercise  your right to return the Annuity,  we initially allocate all amounts that you choose to allocate to the variable  investment  options to the AST Money Market  Sub-account.  At the end of the right to cancel  period we will  reallocate  your Account Value  according to your most recent  allocation  instructions.  Where permitted by law, we will allocate your Purchase Payments according to your initial  instructions,  without  temporarily  allocating to the AST Money Market  Sub-account.  To do this,  we will ask that you execute our form called a "return  waiver" that  authorizes us to allocate your Purchase  Payment to your chosen  Sub-accounts  immediately.  If you submit the "return waiver" and then decide to return your Annuity during the right to cancel period,  you will receive your current  Account Value,  minus the amount of any Credits,  which may be more or less than your initial Purchase Payment (see "May I Return the Annuity if I Change my Mind?").

Subsequent  Purchase  Payments:  We will  allocate  any  additional  Purchase  Payments you make  according to your current  allocation instructions.  If any rebalancing or asset allocation  programs are in effect,  the allocation  should conform with such a program.  We assume  that your  current  allocation  instructions  are  valid  for  subsequent  Purchase  Payments  until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

HOW DO I RECEIVE CREDITS?

We apply a "Credit" to your  Annuity's  Account Value each time you make a Purchase  Payment.  The amount of the Credit is payable from our general  account.  The amount of the Credit  depends on the cumulative  amount of Purchase  Payments you have made to your Annuity, payable as a percentage of each specific Purchase Payment, according to the table below:

                      -------------------------------------------------------- -------------------
                      Cumulative Purchase Payments                                   Credit
                      -------------------------------------------------------- -------------------
                      -------------------------------------------------------- -------------------
                      Between $1,000 and $9,999                                       1.5%
                      Between $10,000 and $4,999,999                                  4.0%
                      Greater than $5,000,000                                         5.0%
                      -------------------------------------------------------- -------------------

Credits Applied to Purchase Payments for Designated Class of Annuity Owner
Where  allowed by state law,  on  Annuities  owned by a member of the class  defined  below,  the table of Credits we apply to Purchase
Payments is deleted.  The Credit applied to all Purchase Payments on such Annuities will be 8.5%.

The designated class of Annuity Owners  includes:  (a) any parent company,  affiliate or subsidiary of ours; (b) an officer,  director, employee,  retiree, sales representative,  or in the case of an affiliated  broker-dealer,  registered  representative of such company;
(c) a director,  officer or trustee of any  underlying  mutual fund;  (d) a director,  officer or employee of any  investment  manager, sub-advisor,  transfer agent, custodian,  auditing,  legal or administrative services provider that is providing investment management, advisory,  transfer  agency,  custodianship,  auditing,  legal  and/or  administrative  services  to an  underlying  mutual fund or any affiliate of such firm; (e) a director,  officer,  employee or registered  representative  of a broker-dealer  or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing,  Incorporated;  (f) a director,  officer, employee or authorized  representative  of any firm  providing us or our  affiliates  with regular  legal,  actuarial,  auditing,  underwriting, claims,  administrative,  computer support,  marketing,  office or other services; (g) the then current spouse of any such person noted
in (b) through (f),  above;  (h) the parents of any such person  noted in (b) through (g),  above;  (i) the  child(ren)  or other legal dependent  under the age of 21 of any such person noted in (b) through (h) above;  and (j) the  siblings of any such  persons  noted in
(b) through (h) above.

All other terms and conditions of the Annuity apply to Owners in the designated class.

You must  notify  us at the time you  apply for an  Annuity  if you are a member  of the  designated  class.  American  Skandia  is not responsible  for  monitoring  whether  you  qualify as a member of the  designated  class.  Failure to inform us that you  qualify as a member of the designated class may result in your Annuity receiving fewer Credits than would otherwise be applied to your Annuity.

HOW ARE CREDITS APPLIED TO MY ACCOUNT VALUE?
Each Credit is allocated to your Account  Value at the time the Purchase  Payment is applied to your Account  Value.  The amount of the
Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

Examples of Applying Credits

Initial Purchase Payment
Assume you make an initial  Purchase  Payment of $2,500.  We would apply a 1.5% Credit to your Purchase Payment and allocate the amount of the Credit ($37.50 = $2,500 X .015) to your Account Value in the proportion that your Account Value is allocated.

Additional Purchase Payment (at same breakpoint)
Assume that you make an  additional  Purchase  Payment of $5,000.  Because  your  cumulative  Purchase  Payments are less than the next breakpoint  ($10,000),  we would apply a 1.5% Credit to your Purchase  Payment and allocate the amount of the Credit ($75.00 = $5,000 X
..015) to your Account Value.

Additional Purchase Payment (at higher breakpoint)
Assume that you make an additional  Purchase Payment of $400,000.  Because your cumulative  Purchase Payments are now $407,500 (greater than the next  breakpoint),  we would apply a 4.0% Credit to your  Purchase  Payment and allocate  the amount of the Credit  ($16,000 =
$400,000 X .04) to your Account Value.

=======================================================================================================================================
This  Annuity  features  the same  Insurance  Charge as many of American  Skandia's  other  variable  annuities  and does not charge an additional  amount for the XTra CreditSM  feature.  However,  the amount of any Credits  applied to your Account Value can be recovered by American Skandia under certain circumstances:
=======================================================================================================================================
|X|      any Credits  applied to your Account  Value on Purchase  Payments  made within the 12 months  before the date of death will be recovered.
=======================================================================================================================================
=======================================================================================================================================
|X|      the amount available under the  medically-related  surrender portion of the Annuity will not include the amount of any Credits payable on Purchase  Payments  made within 12 months of the date the  Annuitant  first became  eligible for the  medically-related surrender.
=======================================================================================================================================
=======================================================================================================================================
|X|      if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any Credits.
=======================================================================================================================================
=======================================================================================================================================

=======================================================================================================================================
The value of the XTra CreditSM amount will be  substantially  reduced if American Skandia recovers the XTra CreditSM amount under these circumstances.  However,  any  investment  gain on the XTra  CreditSM  amount  will not be taken  back.  We do not deduct a CDSC in any situation where we recover the XTra CreditSM amount.

Examples of Recovering Credits
The  following  are  hypothetical  examples of how Credits could be recovered by American  Skandia.  These  examples do not cover every potential situation.

Recovery from payment of Death Benefits
1.       Assume you purchase your Annuity with an initial  Purchase Payment of $50,000.  You make an additional  Purchase of $10,000 in the 6th month after the Issue Date.  Both of the Purchase  Payments  received a 4.0% Credit,  for a total of $2,400.  If the Death
     Benefit  becomes  payable in the 9th month after the Issue Date,  the amount of the Death  Benefit  would be reduced by the entire amount of the prior Credits ($2,400).
2.       Assume you purchase your Annuity with an initial  Purchase Payment of $50,000.  You make an additional  Purchase of $10,000 in the 6th month  after the Issue  Date.  Both of the  Purchase  Payments  received a 4.0%  Credit,  for a total of $2,400.  If death occurs in the 16th month after the Issue Date,  the amount of the Death  Benefit  would be reduced but only in the amount of those
     Credits applied within the previous  12-months.  Since the initial Purchase  Payment (and the Credits that were applied)  occurred more than 12-months  before the date of death,  the Death Benefit would not be reduced by the amount of the Credits applied to the initial  Purchase  Payment.  However,  the $10,000  additional  Purchase  Payment was made within  12-months of the date of death.
     Therefore,  the amount of the Death  Benefit  would be reduced by the amount of the  Credits  payable on the  additional  Purchase
     Payment ($400).
3.       NOTE: If the Death Benefit would  otherwise have been equal to the Purchase  Payments minus any  proportional  withdrawals due to poor  investment  performance,  we will not  reduce the  amount of the Death  Benefit by the amount of the  Credits as shown in
     Example 2 above.

Recovery from Medically-Related Surrenders
1.       Assume you purchase  your  Annuity  with an initial  Purchase  Payment of $50,000.  You receive a Credit of $2,000  ($50,000 X
     .04).  The Annuitant is diagnosed as  terminally  ill in the 6th month after the Issue Date and we grant your request to surrender your Annuity under the  medically-related  surrender provision.  Assuming the Credits were applied within 12-months of the date of diagnosis of the terminal  illness,  the amount that would be payable under the  medically-related  surrender  provision  would be reduced by the entire amount of the Credits ($2,000).
2.       Assume you purchase your Annuity with an initial  Purchase Payment of $50,000.  You make an additional  Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase  Payments  received a 4.0% Credit,  for a total of $2,400.  The Annuitant is diagnosed as  terminally  ill in the 16th month after the Issue Date and we grant your request to surrender  your Annuity under the  medically-related  surrender provision.  Since the initial Purchase Payment (and the Credits that were applied) occurred more than 12-months before the diagnosis, the amount that would be payable upon the medically-related  surrender provision would not be reduced by the amount of the Credits applied to the initial Purchase Payment.  However,  the $10,000  additional  Purchase Payment was made within  12-months  of the date of  diagnosis.  Therefore,  the amount that would be payable  under the  medically-related surrender provision would be reduced by the amount of the Credits payable on the additional Purchase Payment ($400).

Credits applied to estimated Purchase Payments
Under certain  circumstances,  we may determine the amount of Credits  payable on two or more separate  Purchase  Payments based on the
Credit  percentage  that would have applied had all such Purchase  Payments been made at the same time. To make use of this  procedure, often referred to as a "letter of intent",  you must provide  evidence of your intention to submit the cumulative  additional  Purchase
Payments  within a 13-month  period.  A letter of intent must be provided to us prior to the Issue Date to be effective.  Acceptance of a letter of intent is at our sole discretion and may be subject to restrictions  as to the minimum initial  Purchase  Payment that must be submitted to receive the next higher breakpoint.

Failure to inform us that you intend to submit  two or more  Purchase  Payments  within a  13-month  period may result in your  Annuity receiving fewer Credits than would otherwise be added to your Annuity.

If you submit a letter of intent and receive  Credits on Purchase  Payments at a higher Credit  percentage  than would have applied BUT do not submit the  required  Purchase  Payments  during the  13-month  period as required by your letter of intent,  we may recover the
"excess"  Credits.  "Excess"  Credits are Credits in excess of the Credits that would have been  payable  without the letter of intent.
If we determine that you have received "excess" Credits,  any such amounts will be taken pro-rata from the investment  options based on your  Account  Values as of the date we act to recover the excess.  If the amount of the recovery  exceeds your then current  Surrender
Value, we will recover all remaining Account Value and terminate your Annuity.

General Information about Credits
|X|      We do not consider Credits to be "investment in the contract" for income tax purposes.
|X|      You may not withdraw  the amount of any Credits  under the Free  Withdrawal  provision.  The Free  Withdrawal  provision  only applies to withdrawals of Purchase Payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation  period you may transfer  Account Value between  investment  options.  Transfers are not subject to taxation on any gain.  We currently  limit the number of  Sub-accounts  you can invest in at any one time to twenty (20).  However,  you can invest in an unlimited  number of Fixed  Allocations.  We may require a minimum of $500 in each  Sub-account you allocate  Account Value to at the time of any  allocation or transfer.  If you request a transfer and, as a result of the transfer,  there would be less than $500 in the Sub-account,  we may transfer the remaining Account Value in the Sub-account pro rata to the other investment  options to which you transferred.

We  may  impose  specific  restrictions  on  financial  transactions  for  certain  Portfolios  based  on  the  Portfolio's  investment restrictions.  Currently,  any purchase,  redemption or transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour  prior to any  announced  closing  of the  applicable  securities  exchange  (generally,  3:00 p.m.  Eastern  time) to be processed on the current  Valuation Day. The "cut-off" time for such financial  transactions  involving a ProFunds VP Sub-account  will be extended to1/2hour prior to any announced  closing  (generally,  3:30 p.m. Eastern time) for transactions  submitted  electronically through American Skandia's Internet website (www.americanskandia.com).

Currently,  we charge $10.00 for each transfer  after the twentieth  (20th) in each Annuity Year,  including  transfers made as part of any  rebalancing,  market timing,  asset  allocation or similar program which you have  authorized.  Transfers made as part of a dollar cost  averaging  program do not count  toward the twenty free  transfer  limit.  Renewals or  transfers  of Account  Value from a Fixed
Allocation  at the end of its  Guarantee  Period are not subject to the  transfer  charge.  We may reduce the number of free  transfers allowable  each Annuity Year (subject to a minimum of eight)  without  charging a Transfer Fee unless you make use of electronic  means to transmit your transfer  requests.  We may eliminate the Transfer Fee for transfer  requests  transmitted  electronically  or through other means that reduce our processing costs.

We reserve the right to limit the number of transfers  in any Annuity  Year for all  existing or new Owners.  We also reserve the right to limit the number of  transfers  in any Annuity  Year or to refuse any  transfer  request  for an Owner or certain  Owners if: (a) we believe that  excessive  trading or a specific  transfer  request or group of transfer  requests may have a detrimental  effect on Unit
Values or the share prices of the  Portfolios;  or (b) we are informed by one or more of the Portfolios that the purchase or redemption of  shares  must be  restricted  because  of  excessive  trading  or a  specific  transfer  or group of  transfers  is deemed to have a detrimental  effect on the share prices of affected  Portfolios.  Without  limiting the above, the most likely scenario where either of the above could occur would be if the  aggregate  amount of a trade or trades  represented a relatively  large  proportion of the total assets of a  particular  Portfolio.  Under such a  circumstance,  we will process  transfers  according to our rules then in effect and provide notice if the transfer request was denied.  If a transfer request is denied, a new transfer request may be required.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation  period.  Dollar Cost Averaging  allows you to  systematically  transfer an amount  each month from one  investment  option to one or more other  investment  options.  You can choose to transfer  earnings  only, principal plus earnings or a flat dollar amount.  Dollar Cost Averaging  allows you to invest  regularly each month,  regardless of the current unit value (or price) of the  Sub-account(s)  you invest in. This  enables you to purchase  more units when the market price is low and fewer units when the market price is high.  This may result in a lower  average cost of units over time.  However,  there is no guarantee  that  Dollar Cost  Averaging  will result in a profit or protect  against a loss in a declining  market.  We do not deduct a charge for participating in a Dollar Cost Averaging program.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You can Dollar Cost Average from variable  investment  options or Fixed  Allocations.  Dollar Cost Averaging from Fixed  Allocations is subject to a number of rules that include, but are not limited to the following:
|X|      You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X|      You may only Dollar Cost Average  earnings or principal plus earnings.  If transferring  principal plus earnings,  the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X|      Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

NOTE:  When a Dollar  Cost  Averaging  program is  established  from a Fixed  Allocation,  the fixed rate of interest we credit to your
Account  Value is applied to a  declining  balance due to the  transfers  of Account  Value to the  Sub-accounts  during the  Guarantee
Period.  This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes.  During the  accumulation  period,  we offer  automatic  rebalancing  among the variable  investment  options you choose.  You can choose  to have your  Account  Value  rebalanced  quarterly,  semi-annually,  or  annually.  On the  appropriate  date,  your  variable investment  options are rebalanced to the allocation  percentages you request.  For example,  over time the performance of the variable investment  options  will  differ,  causing  your  percentage  allocations  to shift.  With  automatic  rebalancing,  we  transfer  the appropriate  amount  from the  "overweighted"  Sub-accounts  to the  "underweighted"  Sub-accounts  to return your  allocations  to the percentages  you  request.  If you request a transfer  from or into any  variable  investment  option  participating  in the  automatic rebalancing  program,  we will assume that you wish to change your rebalancing  percentages as well, and will automatically  adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic  rebalancing.  All  rebalancing  transfers made on the same day as part of an automatic  rebalancing  program are  considered as one transfer when counting the number of transfers  each year toward the maximum number of free transfers.  We do not deduct a charge for participating in an automatic rebalancing program.

DO YOU OFFER PROGRAMS DESIGNED TO GUARANTEE A "RETURN OF PREMIUM" AT A FUTURE DATE?
Yes. We offer two  different  programs for  investors  who wish to invest in the variable  investment  options but also wish to protect their  principal,  at least as of a specific  date in the  future.  You may not want to use either of these  programs  if you expect to begin taking annuity payments before the program would be completed.

Balanced Investment Program
We offer a balanced  investment  program  where a portion of your Account  Value is allocated to a Fixed  Allocation  and the remaining
Account Value is allocated to the variable  investment  options that you select.  When you enroll in the Balanced  Investment  Program, you choose the  duration  that you wish the  program to last.  This  determines  the  duration  of the  Guarantee  Period for the Fixed
Allocation.  Based on the fixed rate for the  Guarantee  Period  chosen,  we calculate  the portion of your Account  Value that must be allocated to the Fixed Allocation to grow to a specific  "principal amount" (such as your initial Purchase  Payment).  We determine the amount  based on the rates then in effect for the  Guarantee  Period you  choose.  If you  continue  the  program  until the end of the
Guarantee  Period and make no withdrawals or transfers,  at the end of the Guarantee  Period,  the Fixed  Allocation will have grown to equal the  "principal  amount".  Withdrawals  or  transfers  from the Fixed  Allocation  before the end of the  Guarantee  Period  will terminate  the program and may be subject to a Market Value  Adjustment.  You can transfer the Account  Value that is not  allocated to the Fixed  Allocation  between any of the  Sub-accounts  available  under the  Annuity.  Account  Value you  allocate  to the  variable investment  options  is  subject  to market  fluctuations  and may  increase  or  decrease  in  value.  We do not  deduct a charge  for participating in the Balanced Investment Program.

         Example
         Assume you invest  $100,000.  You choose a 10-year program and allocate a portion of your Account Value to a Fixed  Allocation with a 10-year  Guarantee Period.  The rate for the 10-year  Guarantee Period is 5.33%*.  Based on the fixed interest rate for the Guarantee  Period chosen,  the factor is 0.594948 for  determining how much of your Account Value will be allocated to the
         Fixed  Allocation.  That means that  $59,495  will be  allocated  to the Fixed  Allocation  and the  remaining  Account  Value
         ($41,505)  will be  allocated to the variable  investment  options.  Assuming  that you do not make any  withdrawals  from the
         Fixed  Allocation,  it will grow to $100,000 at the end of the Guarantee  Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

*        The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

Guaranteed Return Option (GRO)SM
We also offer a  seven-year  program  where we monitor your Account  Value daily and  systematically  transfer  amounts  between  Fixed
Allocations  and the variable  investment  options you choose.  American  Skandia  guarantees that at the end of the seventh (7th) year from  commencement  of the program (or any program  restart  date),  you will receive no less than your  Account  Value on the date you elected to  participate  in the program,  including any Credits we applied to your Purchase  Payments  ("commencement  value").  On the program maturity date, if your Account Value is below the commencement  value,  American Skandia will apply additional  amounts to your
Annuity so that it is equal to  commencement  value or your Account  Value on the date you elect to restart the program  duration.  Any amounts  added  to your  Annuity  will be  applied  to the AST  Money  Market  Sub-account,  unless  you  provide  us with  alternative instructions.  We will notify you of any amounts  added to your Annuity  under the program.  We do not consider  amounts  added to your
Annuity to be "investment in the contract" for income tax purposes.

Account  Value is only  transferred  to and  maintained  in Fixed  Allocations  to the  extent we, in our sole  discretion,  deem it is
                  ----
necessary  to support our  guarantee  under the  program.  This differs  from the  Balanced  Investment  Program  where a set amount is allocated to a Fixed  Allocation  regardless of the  performance of the  underlying  Sub-accounts.  With the Guaranteed  Return Option, your Annuity is able to participate in the upside potential of the Sub-accounts  while only  transferring  amounts to Fixed Allocations to protect against  significant  market downturns.  NOTE: If a significant  amount of your Account Value is systematically  transferred to Fixed Allocations  during prolonged market declines,  less of your Account Value may be immediately  available to participate in the upside potential of the Sub-accounts if there is a subsequent market recovery.

Each  business day we monitor the  performance  of your Account Value to determine  whether it is greater  than,  equal to or below our
"reallocation  trigger",  described  below.  Based on the performance of the  Sub-accounts in which you choose to allocate your Account
Value  relative to the  reallocation  trigger,  we may transfer  some or all of your Account Value to or from a Fixed  Allocation.  You have  complete  discretion  over the  allocation  of your Account  Value that remains  allocated  in the variable  investment  options.
However, we reserve the right to restrict certain Portfolios if you participate in the program.

|X|      Account Value greater than or equal to reallocation  trigger:  Your Account Value in the variable  investment  options remains allocated according to your most recent  instructions.  If a portion of Account Value was previously allocated to a Fixed
              Allocation,  those amounts may be transferred  from the Fixed  Allocation  and  re-allocated  to the variable  investment options pro-rata according to your current allocations.  A Market Value Adjustment will apply.

|X|      Account Value below reallocation  trigger:  A portion of your Account Value in the variable  investment options is transferred to a new Fixed Allocation.  These amounts are transferred on a pro-rata basis from the variable investment  options.  The new Fixed Allocation will have a Guarantee Period equal to the remaining  duration in the Guaranteed  Return Option.  The
              Account Value applied to the new Fixed  Allocation  will be credited with the fixed interest rate then being applied to a new Fixed Allocation of the next higher yearly  duration.  The Account Value will remain invested in the Fixed Allocation until the maturity date of the program  unless,  at an earlier date,  your Account Value is at or above the  reallocation trigger and amounts can be transferred to the variable  investment  options (as described  above) while  maintaining  the guarantee protection under the program.

American  Skandia uses an  allocation  mechanism  based on  assumptions  of expected and maximum  market  volatility  to determine  the reallocation  trigger.  The  allocation  mechanism is used to determine the allocation of Account Value between Fixed  Allocations  and the Sub-accounts you choose.  American  Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its  discretion,  subject to regulatory  approval  where  required.  Any change to the  allocation  mechanism  and/or the  reallocation trigger will only apply to programs that begin after the change is effective.

Program Termination
The Guaranteed  Return Option will  terminate on its maturity  date. You can elect to participate in a new Guaranteed  Return Option or re-allocate  your  Account  Value at that time.  Upon  termination,  any  Account  Value  allocated  to the Fixed  Allocations  will be transferred to the AST Money Market Sub-account, unless you provide us with alternative instructions.

Special Considerations under the Guaranteed Return Option
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      You may  terminate  the  Guaranteed  Return  Option at any  time.  American  Skandia  does not  provide  any  guarantees  upon termination of the program.
|X|      Withdrawals  from your  Annuity  while the  program  is in effect  will  reduce the  guaranteed  amount  under the  program in proportion  to your  Account  Value at the time of the  withdrawal.  Withdrawals  will be subject to all other  provisions  of the
     Annuity, including any Contingent Deferred Sales Charge or Market Value Adjustment that would apply.
|X|      Additional  Purchase Payments applied to the Annuity while the program is in effect will only increase the amount  guaranteed;
     however, all or a portion of any additional Purchase Payments may be allocated to the Fixed Allocations.
|X|      Annuity Owners cannot  transfer  Account Value to or from a Fixed  Allocation  while  participating  in the program and cannot participate in any dollar cost averaging program that transfers  Account Value from a Fixed Allocation to the variable  investment options.
|X|      Transfers  from Fixed  Allocations  will be subject to the Market Value  Adjustment  formula under the Annuity;  however,  the
     0.10%  "cushion"  feature of the formula will not apply. A Market Value  Adjustment may be either  positive or negative.  Transfer amounts will be taken from the most recently applied Fixed Allocation.
|X|      Transfers from the  Sub-accounts to Fixed  Allocations or from Fixed  Allocations to the  Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      The Guaranteed  Return Option will terminate:  (a) upon the death of the Owner or the Annuitant (in an entity owned contract);
     and (b) as of the date Account Value is applied to begin annuity payments.
|X|      You can elect to  restart  the seven (7) year  program  duration  on any  anniversary  of the Issue Date of the  Annuity.  The
     Account Value on the date the restart is effective  will become the new  commencement  value.  You can only elect the program once per Annuity Year.

Charges under the Program
We deduct a charge  equal to 0.25% per year to  participate  in the  Guaranteed  Return  Option.  The annual  charge is deducted  daily against your Account  Value  allocated to the  Sub-accounts.  Account  Value  allocated to Fixed  Allocations  under the program is not subject to the charge.  The charge is  deducted  to  compensate  American  Skandia  for:  (a) the risk that your  Account  Value on the maturity date of the program is less than the amount guaranteed; and (b) administration of the program.

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     Effective  November 18, 2002,  American Skandia changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method  described  above.  The annual  charge for the  Guaranteed  Return Option for Owners who elected the benefit  between  January 23, 2002 and November 15, 2002 and  subsequent  to November 19, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually,  in arrears,  according to the prospectus in effect as of the date the program was elected.  Owners who  terminate and then  re-elect the  Guaranteed  Return Option or elect to restart the Guaranteed Return Option at any time after November 18, 2002 will be subject to the charge method described above.
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MAY I AUTHORIZE MY INVESTMENT PROFESSIONAL TO MANAGE MY ACCOUNT?
Yes.  You may  authorize  your  investment  professional  to direct the  allocation  of your  Account  Value and to  request  financial transactions  between  investment  options while you are living,  subject to our rules. You must contact us immediately if and when you revoke such authority.  We will not be responsible for acting on instructions  from your investment  professional if you fail to inform us that such person's  authority has been revoked.  We may also suspend,  cancel or limit these  privileges at any time. We will notify you if we do.

We or an affiliate of ours may provide administrative support to licensed,  registered investment  professionals or investment advisors who you authorize to make financial  transactions on your behalf.  These investment  professionals may be firms or persons who also are appointed by us as authorized  sellers of the Annuity.  However,  we do not offer advice about how to allocate your Account Value under any  circumstance.  Any  investment  professionals  you engage to provide  advice  and/or make  transfers  for you is not acting on our behalf.  We are not  responsible for any  recommendations  such investment  professionals  make, any market timing or asset  allocation programs they choose to follow or any specific transfers they make on your behalf.

We may require  investment  professionals  or investment  advisors,  who are authorized by multiple  contract  owners to make financial transactions,  to enter into an  administrative  agreement with American  Skandia as a condition of our accepting  transactions on your behalf.  The  administrative  agreement may impose  limitations on the investment  professional's  or investment  advisor's  ability to request  financial  transactions on your behalf.  These  limitations  are intended to minimize the detrimental  impact of an investment professional  who is in a position to  transfer  large  amounts of money for  multiple  clients in a  particular  Portfolio  or type of portfolio or to comply with specific  restrictions or limitations  imposed by a Portfolio(s) on American  Skandia.  The  administrative agreement  may limit  the  available  investment  options,  require  advance  notice of large  transactions,  or impose  other  trading limitations on your investment  professional.  Your  investment  professional  will be informed of all such  restrictions on an ongoing basis.  We may also require that your  investment  professional  transmit  all  financial  transactions  using the  electronic  trading functionality  available  through our Internet  website  (www.americanskandia.com).  Limitations  that we may impose on your investment professional or investment advisor under the terms of the  administrative  agreement do not apply to financial  transactions  requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

HOW DO THE FIXED INVESTMENT OPTIONS WORK?
We credit  the fixed  interest  rate to the Fixed  Allocation  throughout  a set  period of time  called a  "Guarantee  Period."  Fixed
Allocations  currently are offered with Guarantee  Periods from 1 to 10 years.  We may make Fixed  Allocations  of different  durations available in the future,  including Fixed Allocations  offered  exclusively for use with certain optional  investment  programs.  Fixed
Allocations  may not be available in all states and may not always be available for all Guarantee  Periods  depending on market factors and other considerations.

The interest  rate credited to a Fixed  Allocation  is the rate in effect when the  Guarantee  Period begins and does not change during the Guarantee  Period.  The rates are an effective annual rate of interest.  We determine the interest rates for the various  Guarantee
Periods.  At the time that we confirm  your Fixed  Allocation,  we will  advise  you of the  interest  rate in effect and the date your
Fixed  Allocation  matures.  We may change the rates we credit new Fixed  Allocations at any time. Any change in interest rate does not affect  Fixed  Allocations  that  were in  effect  before  the date of the  change.  To  inquire  as to the  current  rates  for  Fixed
Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X|      when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X|      upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X|      when you "renew" a Fixed Allocation by electing a new Guarantee Period.

To the extent  permitted by law, we may  establish  different  interest  rates for Fixed  Allocations  offered to a class of Owners who choose to participate in various optional  investment programs we make available.  This may include,  but is not limited to, Owners who elect to use Fixed  Allocations  under a dollar  cost  averaging  program  (see "Do You Offer  Dollar Cost  Averaging?")  or a balanced investment  program (see "Do you offer  programs  designed to guarantee a "Return of Premium" at a future  date?").  The interest  rate credited to Fixed  Allocations  offered to this class of purchasers may be different than those offered to other  purchasers who choose the same Guarantee Period but who do not participate in an optional investment program.  Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific  formula for  determining  the fixed  interest rates for Fixed  Allocations.  Generally the interest rates we offer for Fixed  Allocations  will reflect the  investment  returns  available on the types of investments we make to support our fixed rate  guarantees.  These  investment  types may include  cash,  debt  securities  guaranteed by the United  States  government  and its agencies and  instrumentalities,  money market  instruments,  corporate debt obligations of different  durations,  private  placements, asset-backed  obligations  and municipal  bonds.  In  determining  rates we also  consider  factors such as the length of the Guarantee
Period for the Fixed  Allocation,  regulatory  and tax  requirements,  liquidity  of the markets for the type of  investments  we make, commissions,  administrative  and investment  expenses,  our insurance  risks in relation to the Fixed  Allocations,  general  economic trends and  competition.  Some of these  considerations  are similar to those we consider in determining  the Insurance  Charge that we deduct from Account Value allocated to the Sub-accounts.

We will credit  interest on a new Fixed  Allocation  in an existing  Annuity at a rate not less than the rate we are then  crediting to
Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The  interest  rate we  credit  for a  Fixed  Allocation  is  subject  to a  minimum.  Please  refer  to the  Statement  of  Additional
Information.  In certain states the interest rate may be subject to a minimum under state law or regulation.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
If you transfer or withdraw  Account Value from a Fixed  Allocation more than 30 days before the end of its Guarantee  Period,  we will adjust the value of your investment  based on a formula,  called a "Market Value  Adjustment" or "MVA".  The amount of any Market Value
Adjustment  can be either  positive  or  negative,  depending  on the  movement  of a  combination  of Strip  Yields  on Strips  and an
Option-adjusted  Spread  (each as defined  below)  between  the time that you  purchase  the Fixed  Allocation  and the time you make a transfer  or  withdrawal.  The  Market  Value  Adjustment  formula  compares  the  combination  of  Strip  Yields  for  Strips  and the
Option-adjusted  Spreads  as of the  date the  Guarantee  Period  began  with  the  combination  of Strip  Yields  for  Strips  and the
Option-adjusted  Spreads as of the date the MVA is being  calculated.  In certain states the amount of any Market Value  Adjustment may be limited  under state law or  regulation.  If your Annuity is governed by the laws of that state,  any Market Value  Adjustment  that applies will be subject to our rules for complying with such law or regulation.

|X|      "Strips" are a form of security where  ownership of the interest  portion of United States  Treasury  securities are separated from ownership of the underlying principal amount or corpus.
|X|      "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.
|X|      "Option-adjusted  Spread" is the difference between the yields on corporate debt securities  (adjusted to disregard options on such  securities)  and  government  debt  securities  of  comparable  duration.  We currently  use the Merrill  Lynch 1 to 10 year
     Investment Grade Corporate Bond Index of Option-adjusted Spreads.

MVA Formula
The MVA formula is applied  separately to each Fixed  Allocation to determine the Account Value of the Fixed Allocation on a particular date.  The formula is as follows:

                                                      [(1+I) / (1+J+0.0010)]N/365
                                                                where:

                  I is the Strip  Yield as of the start date of the  Guarantee  Period for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  J is the Strip Yield as of the date the MVA formula is being applied for coupon  Strips  maturing at the end of the  applicable  Guarantee  Period  plus the  Option-adjusted  Spread.  If  there  are no
                  Strips  maturing  at that  time,  we will use the Strip  Yield for the  Strips  maturing  as soon as possible after the Guarantee Period ends.

                  N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value.  Assume the following:
|X|      On December 31, 2000,  you allocate  $50,000 into a Fixed  Allocation  with a Guarantee  Period of 5 years (e.g.  the Maturity
         Date is December 31, 2005).
|X|      The Strip Yields for coupon Strips  beginning on December 31, 2000 and maturing on December 31, 2005 plus the  Option-adjusted
         Spread is 5.50% (I = 5.50%).
|X|      You make no  withdrawals  or transfers  until you decided to withdraw  the entire Fixed  Allocation  after  exactly  three (3)
         years, therefore 730 days remain before the Maturity Date (N = 730).

Example of Positive MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 4.00%  (J = 4.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.041]2 = 1.027078
                                                      Interim Value = $57,881.25
                                   Account Value after MVA = Interim Value X MVA Factor = $59,448.56

Example of Negative MVA
Assume  that at the  time  you  request  the  withdrawal,  the  Strip  Yields  for  Strips  maturing  on  December  31,  2005  plus the
Option-adjusted Spread is 7.00% (J = 7.00%).  Based on these assumptions, the MVA would be calculated as follows:

                                  MVA Factor = [(1+I)/(1+J+0.0010)]N/365 = [1.055/1.071)]2 = 0.970345
                                                      Interim Value = $57,881.25
                                  Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity  Date" for a Fixed  Allocation  is the last day of the  Guarantee  Period.  Before the Maturity  Date,  you may choose to renew the Fixed  Allocation  for a new Guarantee  Period of the same or different  length or you may transfer all or part of that Fixed
Allocation's  Account  Value to another  Fixed  Allocation  or to one or more  Sub-accounts.  We will  notify you before the end of the
Guarantee Period about the fixed interest rates that we are currently  crediting to all Fixed  Allocations that are being offered.  The rates being  credited to Fixed  Allocations  may change  before the  Maturity  Date.  We will not charge a MVA if you choose to renew a
Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.

If you do not specify how you want a Fixed  Allocation  to be allocated on its Maturity  Date,  we will then transfer the Account Value of the  Fixed  Allocation  to the AST  Money  Market  Sub-account.  You can then  elect to  allocate  the  Account  Value to any of the
Sub-accounts or to a new Fixed Allocation.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the  accumulation  period you can access your Account Value  through  Partial  Withdrawals,  Systematic  Withdrawals,  and where required for tax  purposes,  Minimum  Distributions.  You can also  surrender  your Annuity at any time. We may deduct a portion of the
Account  Value  being  withdrawn  or  surrendered  as a CDSC.  The CDSC will be  assessed  on the  amount of  Purchase  Payments  being withdrawn,  not on the Account  Value at the time of the  withdrawal or surrender.  If you surrender  your Annuity,  in addition to any
CDSC,  we may deduct the Annual  Maintenance  Fee, any Tax Charge that applies and the charge for any  optional  benefits.  We may also apply a Market  Value  Adjustment  to any Fixed  Allocations.  Certain  amounts may be  available to you each Annuity Year that are not subject  to a CDSC.  These  are  called  "Free  Withdrawals."  In  addition,  under  certain  circumstances,  we may waive the CDSC for surrenders  made for qualified  medical  reasons or for  withdrawals  made to satisfy  Minimum  Distribution  requirements.  Unless you notify us  differently,  withdrawals  are taken pro-rata  based on the Account Value in the  investment  options at the time we receive your withdrawal request.  Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution  during the  accumulation  period is deemed to come first from any "gain" in your Annuity and second as a return of your
"tax  basis",  if any.  Distributions  from your  Annuity  are  generally  subject to  ordinary  income  taxation  on the amount of any investment  gain unless the  distribution  qualifies as a non-taxable  exchange or transfer.  If you take a  distribution  prior to the taxpayer's  age 59 1/2, you may be subject to a 10% penalty in addition to ordinary  income  taxes on any gain.  You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the  annuitization  period,  a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment.  The Code and  regulations  have  "exclusionary  rules" that we use to determine  what portion of each annuity payment  should  be  treated  as a  return  of any tax  basis  you have in the  Annuity.  Once the tax  basis in the  Annuity  has been distributed,  the  remaining  annuity  payments  are  taxable as  ordinary  income.  The tax basis in the  Annuity  may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

|X|      To meet liquidity  needs,  you can withdraw a limited amount from your Annuity during each of Annuity Years 1-8 without a CDSC being  applied.  We call this the "Free  Withdrawal"  amount.  The Free  Withdrawal  amount is not  available if you choose to surrender  your  Annuity.  Amounts  withdrawn  as a Free  Withdrawal  do not  reduce  the amount of CDSC that may apply upon a subsequent withdrawal or surrender of the Annuity.  The minimum Free Withdrawal you may request is $100.

|X|      You can also make  withdrawals  in excess of the Free  Withdrawal  amount.  We call this a  "Partial  Withdrawal."  The amount that you may withdraw  will depend on the  Annuity's  Surrender  Value.  The  Surrender  Value is equal to your Account  Value minus any CDSC,  the Annual  Maintenance  Fee,  the Tax  Charge,  any  charges  for  optional  benefits  and any Market  Value
         Adjustment that may apply to any Fixed  Allocations.  After any Partial  Withdrawal,  your Annuity must have a Surrender Value of at least  $1,000,  or we may treat the  Partial  Withdrawal  request  as a request to fully  surrender  your  Annuity.  The minimum Partial Withdrawal you may request is $100.

When we determine if a CDSC applies to Partial  Withdrawals and Systematic  Withdrawals,  we will first determine what, if any, amounts qualify as a Free  Withdrawal.  Those amounts are not subject to the CDSC.  Partial  Withdrawals  or Systematic  Withdrawals of amounts greater than the maximum Free Withdrawal amount will be subject to a CDSC.

You may request a withdrawal  for an exact dollar  amount after  deduction  of any CDSC that  applies  (called a "net  withdrawal")  or request a gross  withdrawal  from which we will deduct any CDSC that  applies,  resulting  in less money being  payable to you than the amount you  requested.  If you  request a net  withdrawal,  the amount  deducted  from your  Account  Value to pay the CDSC may also be subject to a CDSC.

Partial Withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

To  request  the forms  necessary  to make a  withdrawal  from your  Annuity,  call  1-800-766-4530  or visit our  Internet  Website at
www.americanskandia.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

Annuity Year 1-8
The  maximum  Free  Withdrawal  amount  during  each of  Annuity  Years 1 through  8 (when a CDSC  would  otherwise  apply to a partial withdrawal or surrender of your initial  Purchase  Payment) is 10% of each  Purchase  Payment that has been invested in the Annuity for eight years or less.  Withdrawals of amounts  greater than the maximum Free  Withdrawal  amount are treated as a withdrawal of Purchase
Payments  and will be  assessed a CDSC.  We may apply a Market  Value  Adjustment  to any Fixed  Allocations.  The 10% Free  Withdrawal
amount is not  cumulative.  If you do not make a Free  Withdrawal  during an Annuity  Year,  you are not allowed to carry over the Free
Withdrawal amount to the next Annuity Year.

Annuity Year 9+
After Annuity Year 8, the maximum Free Withdrawal amount is the sum of:
|X|      10% of any  Purchase  Payments  applied  to your  Annuity  after the Issue  Date to which a CDSC  would  apply  upon a partial withdrawal or surrender.
|X|      100% of your initial Purchase Payment or all Purchase  Payments not previously  withdrawn to which a CDSC would not apply upon a partial withdrawal or surrender.
|X|      100% of any "growth" in the Annuity.

"Growth"  equals the current Account Value minus all Purchase  Payments that have not previously  been withdrawn.  For purposes of this provision,  any XTra Credit amount we applied to your  Purchase  Payments are not  considered  "growth" and are not available as a Free
Withdrawal.

After the 8th Annuity  Year, a CDSC will only apply to  withdrawals  of Purchase  Payments  applied to the Annuity after Annuity Year 1 and, for those Purchase Payments, the CDSC will only apply until the end of the applicable CDSC period.

NOTE:  Amounts  that you have  withdrawn  as a Free  Withdrawal  will not reduce  the amount of any CDSC that we deduct if,  during the first eight (8) Annuity Years,  you make a partial  withdrawal or choose to surrender the Annuity.  The minimum Free Withdrawal you may request is $100.

We may reduce or eliminate the amount  available as a Free  Withdrawal  if your Annuity is used in  connection  with certain plans that receive special tax treatment under the Code.

Examples
1.       Assume  you make an  initial  Purchase  Payment  of  $10,000  and make no  additional  Purchase  Payments.  The  maximum  Free
     Withdrawal amount during each of the first eight Annuity Years would be 10% of $10,000, or $1,000.

2.       Assume you make an initial Purchase  Payment of $10,000 and make an additional  Purchase Payment of $15,000 in Annuity Year 2.
     The maximum Free  Withdrawal  amount during  Annuity Year 3 through 8 would be 10% of $25,000,  or $2,500.  In Annuity Year 9, the maximum Free Withdrawal  amount would be 10% of the $15,000  Purchase  Payment applied in Annuity Year 2 ($1,500) plus 100% of the initial Purchase Payment ($10,000) and any "growth" under the Annuity.

3.       Assume you make an initial  Purchase  Payment of $10,000 and take a Free  Withdrawal  of $500 in Annuity  Year 2 and $1,000 in
     Annuity Year 3. If you surrender your Annuity in Annuity Year 5, the CDSC will be assessed  against the initial  Purchase  Payment amount  ($10,000),  not the amount of Purchase  Payments  reduced by the amounts  that were  withdrawn  under the Free  Withdrawal provision.

IS THERE A CHARGE FOR A PARTIAL WITHDRAWAL?
A CDSC may be  assessed  against a Partial  Withdrawal  during the  accumulation  period.  Whether a CDSC  applies and the amount to be charged  depends on whether  the  Partial  Withdrawal  exceeds  any Free  Withdrawal  amount  and, if so, the number of years that have elapsed since the Purchase Payment being withdrawn has been invested in the Annuity.

1.       If you request a Partial  Withdrawal,  we determine if the amount you  requested is available as a Free  Withdrawal  (in which case it would not be subject to a CDSC);

2.   If the amount requested exceeds the available Free Withdrawal amount:
|X|      First,  we withdraw the amount from Purchase  Payments  that have been invested for longer than the CDSC period,  if any (with your Annuity, eight (8) years);
|X|      Second,  we withdraw  the  remaining  amount from the  Purchase  Payments  that are still  subject to a CDSC.  We withdraw the
         "oldest"  of your  Purchase  Payments  first so that the lowest  CDSC will apply to the amount  withdrawn.  The  maximum  Free
         Withdrawal  amount during each of Annuity Years 1 through 8 is 10% of all Purchase  Payments.  Withdrawals of amounts  greater than the maximum Free  Withdrawal  amount are treated as a withdrawal  of Purchase  Payments and will be assessed a CDSC.  If, during  Annuity Years 1 through 8, all Purchase  Payments are withdrawn  subject to a CDSC,  then any  subsequent  withdrawals will be withdrawn from any gain in the Annuity, which may include Credits.

     For purposes of calculating  the CDSC on a partial  withdrawal,  the Purchase  Payments  being  withdrawn may be greater than your remaining  Account  Value or the  amount  of your  withdrawal  request.  This is most  likely  to occur  if you  have  made  prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance.

3.   If the amount  requested  exceeds the amounts  available  under Item #2 above,  we withdraw  the  remaining  amount from any other
     Account Value (including Account Value due to Credits).

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. We call these "Systematic  Withdrawals."  You can receive  Systematic  Withdrawals of earnings only,  principal plus earnings or a flat dollar amount.  Systematic  Withdrawals  may be subject to a CDSC. We will determine  whether a CDSC applies and the amount in the same way as we would for a Partial Withdrawal.

Systematic  Withdrawals can be made from Account Value allocated to the variable  investment options or Fixed  Allocations.  Generally,
Systematic  Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic  Withdrawals  begins, or payments of fixed dollar  amounts that do not exceed such  earnings.  Systematic  Withdrawals  are  available on a monthly,  quarterly, semi-annual  or annual  basis.  The  Surrender  Value of your  Annuity  must be at least  $20,000  before we will  allow you to begin a program of Systematic Withdrawals.

The minimum  amount for each  Systematic  Withdrawal  is $100.  If any  scheduled  Systematic  Withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain  retirement  plans that receive special tax treatment under Sections 401,
403(b) or 408 of the Code,  Section  72(t) of the Code may provide an exception to the 10% penalty tax on  distributions  made prior to age 59 1/2if you elect to receive  distributions as a series of "substantially  equal periodic  payments".  Distributions  received under this  provision in any Annuity Year that exceed the maximum  amount  available as a free  withdrawal  will be subject to a CDSC. We may apply a Market Value  Adjustment to any Fixed  Allocations.  To request a program that complies with Section 72(t), you must provide us with certain  required  information in writing on a form  acceptable to us. We may require  advance notice to allow us to calculate the amount of 72(t)  withdrawals.  The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments before age 59 1/2that are not subject to the 10% penalty.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum  Distributions  are a type of Systematic  Withdrawal we allow to meet distribution  requirements  under Sections 401, 403(b) or
408 of the Code.  Under the Code,  you may be required to begin  receiving  periodic  amounts from your Annuity.  In such case, we will allow you to make  Systematic  Withdrawals  in amounts that satisfy the minimum  distribution  rules under the Code. We do not assess a
CDSC on Minimum  Distributions  from your Annuity if you are required by law to take such  Minimum  Distributions  from your Annuity at the time it is taken.  However,  a CDSC may be  assessed  on that  portion of a  Systematic  Withdrawal  that is taken to  satisfy  the minimum  distribution  requirements  in relation to other  savings or  investment  plans under  other  qualified  retirement  plans not maintained with American Skandia.

The amount of the required Minimum  Distribution for your particular  situation may depend on other annuities,  savings or investments.
We will only  calculate  the amount of your required  Minimum  Distribution  based on the value of your  Annuity.  We require three (3)
days advance  written notice to calculate and process the amount of your  payments.  You may elect to have Minimum  Distributions  paid out monthly,  quarterly,  semi-annually or annually.  The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum
Distributions.

You may also annuitize  your contract and begin  receiving  payments for the remainder of your life (or life  expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes.  During the  accumulation  period you can  surrender  your Annuity at any time.  Upon  surrender,  you will receive the  Surrender
Value.  Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

For purposes of calculating the CDSC on surrender,  the Purchase  Payments being  withdrawn may be greater than your remaining  Account
Value or the  amount  of your  withdrawal  request.  This is most  likely to occur if you have made  prior  withdrawals  under the Free
Withdrawal  provision or if your Account Value has declined in value due to negative  market  performance.  We may apply a Market Value
Adjustment to any Fixed Allocations.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To  request  the  forms   necessary   to  surrender   your   Annuity,   call   1-800-766-4530   or  visit  our   Internet   Website  at
www.americanskandia.com.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where  permitted by law,  you may request to surrender  your  Annuity  prior to the Annuity Date without  application  of any CDSC upon occurrence of a  medically-related  "Contingency  Event". We may apply a Market Value Adjustment to any Fixed  Allocations.  The amount payable will be your  Account  Value  minus:  (a) the amount of any Credits  applied  within 12 months of the  applicable  "Contingency
Event" as defined below; and (b) the amount of any Credits added in conjunction with any Purchase  Payments  received after our receipt of your  request for a  medically-related  surrender  (i.e.  Purchase  Payments  received at such time  pursuant to a salary  reduction program.

This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
|X|      the Annuitant  must be named or any change of Annuitant  must be accepted by us, prior to the  "Contingency  Event"  described below;
|X|      the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
|X|      if the Owner is one or more natural persons, all such Owners must also be alive at such time;
|X|      we must receive  satisfactory  proof of the Annuitant's  confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
|X|      this benefit is not available if the total Purchase  Payments  received  exceed  $500,000 for all annuities  issued by us with this benefit where the same person is named as Annuitant.

A "Contingency Event" occurs if the Annuitant is:
|X|      first  confined in a "Medical  Care  Facility"  while your Annuity is in force and remains  confined for at least 90 days in a row; or
|X|      first diagnosed as having a "Fatal Illness" while your Annuity is in force.

The  definitions  of "Medical Care  Facility" and "Fatal  Illness," as well as additional  terms and  conditions,  are provided in your
Annuity.  Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity  options  available that provide fixed annuity  payments,  variable  payments or adjustable  payments.  Fixed options  provide the same  amount with each  payment.  Variable  options  generally  provide a payment  which may  increase or decrease depending on the investment  performance of the  Sub-accounts.  However,  currently,  we also make a variable payment option that has a guarantee  feature.  Adjustable  options provide a fixed payment that is periodically  adjusted based on current  interest rates. We do not guarantee to make any annuity payment options  available in the future.  For additional  information on annuity payment options you may request a Statement of Additional Information.

When you  purchase an Annuity,  or at a later date,  you may choose an Annuity  Date,  an annuity  option and the  frequency of annuity payments.  You may change  your  choices  before the  Annuity  Date under the terms of your  contract.  A maximum  Annuity  Date may be required  by law.  The  Annuity  Date may depend on the  annuity  option you  choose.  Certain  annuity  options  may not be  available depending on the age of the Annuitant.  You may not annuitize and receive annuity payments within the first Annuity Year.

Certain of these annuity  options may be available to  Beneficiaries  who choose to receive the Death  Benefit  proceeds as a series of payments instead of a lump sum payment.

Option 1
--------
Payments for Life:  Under this option,  income is payable  periodically  until the death of the "key life".  The "key life" (as used in this section) is the person or persons upon whose life annuity  payments are based. No additional  annuity  payments are made after the death of the key life.  Since no minimum number of payments is guaranteed,  this option offers the largest amount of periodic  payments of the life  contingent  annuity  options.  It is possible  that only one  payment  will be payable if the death of the key life occurs before the date the second  payment was due,  and no other  payments  nor death  benefits  would be payable.  This Option is  currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 2
--------
Payments  Based on Joint Lives:  Under this option,  income is payable  periodically  during the joint  lifetime of two key lives,  and thereafter  during the remaining  lifetime of the survivor,  ceasing with the last payment prior to the  survivor's  death.  No minimum number of payments is  guaranteed  under this option.  It is possible that only one payment will be payable if the death of all the key lives occurs  before the date the second  payment was due, and no other  payments or death  benefits  would be payable.  This Option is currently available on a fixed or variable basis.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 3
--------
Payments for Life with a Certain  Period:  Under this option,  income is payable until the death of the key life.  However,  if the key life dies before the end of the period selected (5, 10 or 15 years),  the remaining  payments are paid to the Beneficiary until the end of such  period.  This Option is  currently  available  on a fixed or variable  basis.  If you elect to receive  payments on a variable basis under this  option,  you can request  partial or full  surrender  of the annuity and receive its then current cash value (if any)
subject to our rules.

Option 4
--------
Fixed Payments for a Certain Period:  Under this option,  income is payable  periodically for a specified number of years. If the payee dies  before the end of the  specified  number of years,  the  remaining  payments  are paid to the  Beneficiary  until the end of such period.  Note that under this option,  payments are not based on any  assumptions of life  expectancy.  Therefore,  that portion of the
Insurance  Charge  assessed to cover the risk that key lives outlive our  expectations  provides no benefit to an Owner  selecting this option.  Under this option, you cannot make a partial or full surrender of the annuity.

Option 5
--------
Variable Payments for Life with a Cash Value:  Under this option,  benefits are payable  periodically  until the death of the key life.
Benefits may increase or decrease  depending  on the  investment  performance  of the  Sub-accounts.  This option has a cash value that also  varies  with the  investment  performance  of the  Sub-account.  The cash value  provides a "cushion"  from  volatile  investment performance so that negative  investment  performance  does not  automatically  result in a decrease in the annuity payment each month, and positive  investment  performance  does not  automatically  result in an increase in the annuity  payment  each month.  The cushion generally  "stabilizes"  monthly annuity payments.  Any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

Option 6
--------
Variable  Payments for Life with a Cash Value and Guarantee:  Under this option,  benefits are payable as described in Option 5; except
                                                                                                                                 ------
that,  while the key life is alive,  the annuity  payment will not be less than a guaranteed  amount,  which  generally is equal to the first annuity  payment.  We charge an additional  amount for this guarantee.  Under this option,  any cash value remaining on the death of the key life is paid to the Beneficiary in a lump sum or as periodic  payments.  Under this option,  you can request partial or full surrender of the annuity and receive its then current cash value (if any) subject to our rules.

We may make additional annuity payment options available in the future.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless  prohibited  by law, we require that you elect either a life annuity or an annuity with a certain  period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date.  Therefore,  making a purchase  payment within eight years of the Annuity Date limits your annuity  payment  options.  Certain  annuity  payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

If you have not provided us with your Annuity Date or annuity payment option in writing, then:
|X|      the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X|      the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments (Options 1-4)
If you choose to receive fixed annuity payments,  you will receive equal  fixed-dollar  payments  throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment  frequency you select.  Generally,  the first annuity  payment is  determined  by  multiplying  the  Account  Value,  minus any state  premium  taxes  that may apply,  by the factor determined  from our table of annuity  rates.  The table of annuity rates differs based on the type of annuity chosen and the frequency of payment  selected.  Our rates will not be less than our guaranteed  minimum rates.  These guaranteed  minimum rates are derived from the a2000  Individual  Annuity  Mortality  Table with an assumed  interest rate of 3% per annum.  Where  required by law or regulation, such  annuity  table will have  rates that do not differ  according  to the gender of the key life.  Otherwise,  the rates will  differ according to the gender of the key life.

Variable Annuity Payments
We offer three  different  types of variable  annuity  payment  options.  The first annuity  payment will be calculated  based upon the assumed  investment  return  ("AIR").  You  select the AIR  before we start to make  annuity  payments.  You will not  receive  annuity payments  until you choose an AIR.  The  remaining  annuity  payments  will  fluctuate  based on the  performance  of the  Sub-accounts relative to the AIR,  as well as,  other  factors  described  below.  The greater the AIR,  the greater the first  annuity  payment.  A higher AIR may result in smaller  potential  growth in the annuity  payments.  A lower AIR results in a lower initial annuity  payment.
Within payment options 1-3, if the Sub-accounts  you choose perform exactly the same as the AIR, then subsequent  annuity payments will be the same as the first  annuity  payment.  If the  Sub-accounts  you choose  perform  better than the AIR,  then  subsequent  annuity payments will be higher than the first annuity  payment.  If the  Sub-accounts  you choose perform worse than the AIR, then  subsequent annuity  payments will be lower than the first.  Within payment  options 5 and 6, the cash value for the Annuitant  (while alive) and a variable  period of time during which annuity  payments will be made whether or not the Annuitant is still alive are adjusted  based on the  performance of the  Sub-accounts  relative to the AIR;  however,  subsequent  annuity  payments do not always increase or decrease based on the performance of the Sub-accounts relative to the AIR.

|X|      Variable Payments (Options 1-3)
         -----------------
         We calculate  each annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed under a schedule of units for each  Sub-account by the Unit Value of each  Sub-account  on the annuity  payment date. We determine the schedule of units  based on your  Account  Value  (minus any premium tax that  applies) at the time you elect to begin  receiving  annuity payments.  The schedule of units will vary based on the annuity  payment  option  selected,  the length of any certain  period
         (if  applicable),  the  Annuitant's  age and gender (if annuity  payments are due for the life of the  Annuitant) and the Unit
         Value of the Sub-accounts  you initially  selected on the Issue Date. The calculation is performed for each  Sub-account,  and the sum of the Sub-account  calculations equals the amount of your annuity payment.  Other than to fund annuity payments,  the number  of units  allocated  to each  Sub-account  will not  change  unless  you  transfer  among the  Sub-accounts  or make a withdrawal (if allowed).  You can select one of three AIRs for these options: 3%, 5% or 7%.

|X|      Stabilized Variable Payments (Option 5)
         ----------------------------
         This option  provides  guaranteed  payments for life, a cash value for the Annuitant  (while  alive) and a variable  period of time during which  annuity  payments  will be made  whether or not the  Annuitant  is still  alive.  We calculate  the initial
                                                                                                                                -------
         annuity  payment  amount by  multiplying  the number of units  scheduled to be redeemed  under a schedule of units by the Unit
         Values  determined on the  annuitization  date. The schedule of units is established  for each  Sub-account  you choose on the annuitization  date based on the applicable  benchmark  rate,  meaning the AIR, and the annuity  factors.  The annuity factors reflect our  assumptions  regarding  the costs we expect to bear in  guaranteeing  payments for the lives of the Annuitant and will depend on the benchmark  rate,  the  annuitant's  attained age and gender (where  permitted).  Unlike  variable  payments
         (described  above) where each payment can vary based on Sub-account  performance,  this payment option  cushions the immediate impact of Sub-account  performance  by adjusting the length of the time during which annuity  payments will be made whether or not the Annuitant is alive while generally  maintaining a level annuity payment amount.  Sub-account  performance that exceeds a benchmark rate will generally  extend this time period,  while  Sub-account  performance  that is less than a benchmark rate will generally  shorten the period.  If the period reaches zero and the Annuitant is still alive,  Annuity Payments  continue, however,  the annuity  payment  amount will vary  depending  on  Sub-account  performance,  similar to  conventional  variable payments.  The AIR for this option is 4%.

|X|      Stabilized Variable Payments with a Guaranteed Minimum (Option 6)
         ------------------------------------------------------
         This option provides  guaranteed  payments for life in the same manner as Stabilized  Variable Payments  (described above). In addition to the  stabilization  feature,  this option also guarantees that variable annuity payments will not be less than the initial annuity payment amount regardless of Sub-account performance.  The AIR for this option is 3%.

The variable  annuity  payment  options are described in greater detail in a separate  prospectus  which will be provided to you at the time you elect one of the variable annuity payment options.

Adjustable Annuity Payments
We may make an adjustable  annuity payment option  available.  Adjustable  annuity  payments are calculated  similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving  annuity payments,  the annuity payment amount is adjusted upward or downward  depending on the rate we are currently  crediting to annuity payments.  The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
The Annuity  provides a Death Benefit  during its  accumulation  period.  If the Annuity is owned by one or more natural  persons,  the
Death  Benefit is payable  upon the first death of an Owner.  If the Annuity is owned by an entity,  the Death  Benefit is payable upon the Annuitant's  death, if there is no Contingent  Annuitant.  If a Contingent  Annuitant was designated  before the Annuitant's  death and the Annuitant  dies,  then the  Contingent  Annuitant  becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

BASIC DEATH BENEFIT

The Annuity  provides a basic Death  Benefit at no  additional  charge.  The  Insurance  Charge we deduct daily from your Account Value allocated to the  Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit  guarantee under the Annuity.  The Annuity also offers two  different  optional  Death  Benefits.  Either  benefit can be  purchased  for an  additional charge.  The additional  charge is deducted to compensate  American  Skandia for providing  increased  insurance  protection  under the optional Death Benefits.  Notwithstanding  the additional  protection  provided under the optional Death Benefits,  the additional cost has the impact of reducing the net  performance  of the  investment  options.  Under certain  circumstances,  your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments. (see "How are Credits Applied to My Account Value")

The basic Death Benefit is the greater of:
|X|      The sum of all Purchase Payments less the sum of all proportional withdrawals.
|X|      The sum of your Account Value in the variable  investment  options and your Interim Value in the Fixed  Allocations,  less the amount of any Credits applied within 12-months prior to the date of death.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented when  withdrawn.  For example,  a withdrawal of 50% of Account  Value would be  considered as a 50% reduction in Purchase  Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

---------------------------------------------------------------------------------------------------------------------------------------
Between  January 23, 2002 and November  15, 2002,  in those  jurisdictions  where we received  regulatory  approval,  American  Skandia offered the following  optional Death  Benefits.  For Annuity Owners who purchased  either of these optional Death Benefits  during the applicable  period,  the optional  Death  Benefits will be calculated  as described  below.  These  optional  Death  Benefits were only offered and must have been elected at the time you purchased your Annuity.
---------------------------------------------------------------------------------------------------------------------------------------

You can  purchase  either of two  optional  Death  Benefits  with your  Annuity to provide an  enhanced  level of  protection  for your beneficiaries.

NOTE:  You may not elect the Enhanced  Beneficiary  Protection  Optional  Death  Benefit if you have elected any other  Optional  Death
Benefit.

Enhanced Beneficiary Protection Optional Death Benefit
The Enhanced  Beneficiary  Protection  Optional Death Benefit can provide  additional  amounts to your  Beneficiary that may be used to offset  federal and state taxes  payable on any  taxable  gains in your  Annuity at the time of your  death.  Whether  this  benefit is appropriate for you may depend on your  particular  circumstances,  including  other financial  resources that may be available to your
Beneficiary to pay taxes on your Annuity  should you die during the  accumulation  period.  No benefit is payable if death occurs on or after the Annuity Date.

The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit  provides a benefit  that is payable in  addition  to the basic  Death
Benefit.  If the  Annuity  has one Owner,  the Owner must be age 75 or less at the time the  benefit is  purchased.  If the Annuity has joint Owners, the oldest Owner must be age 75 or less.  If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

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The Enhanced  Beneficiary  Protection  Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval.  Certain terms and conditions  may differ between  jurisdictions  once  approved.  Please refer to the section  entitled "Tax
Considerations" for a discussion of special tax considerations for purchasers of this benefit.
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Calculation of Enhanced Beneficiary Protection Optional Death Benefit
If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

1.       the basic Death Benefit described above

     PLUS

2.       50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

"Proportional  withdrawals" are determined by calculating the percentage of your Account Value that each prior  withdrawal  represented
---------------------------
when withdrawn.

"Death Benefit  Amount"  includes your Account Value and any amounts added to your Account Value under the basic Death Benefit when the
-----------------------
Death  Benefit is  calculated.  Under the basic Death  Benefit,  amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

---------------------------------------------------------------------------------------------------------------------------------------
The Enhanced  Beneficiary  Protection  Optional  Death Benefit is subject to a maximum of 50% of all Purchase  Payments  applied to the
Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.
---------------------------------------------------------------------------------------------------------------------------------------

See Appendix C for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

Guaranteed Minimum Death Benefit
If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased.  If the Annuity has joint Owners, the oldest Owner must be age 80 or less.  If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Guaranteed Minimum Death Benefit

|X|      The Death Benefit Target Date is the contract  anniversary  on or after the 80th birthday of the current Owner,  the oldest of
             -------------------------
     either joint Owner or the Annuitant, if entity owned.

|X|      The  Highest  Anniversary  Value  equals the  highest of all  previous  "Anniversary  Values" on or before the  earlier of the
              ---------------------------
     Owner's date of death and the "Death Benefit Target Date".

|X|      The Anniversary  Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase  Payments on
             ------------------
     or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

|X|      A  Proportional  Reduction is a reduction to the value being measured  caused by a withdrawal,  equaling the percentage of the
            -----------------------
     withdrawal as compared to the Account Value as of the date of the  withdrawal.  For example,  if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction),  we will reduce both your Anniversary  Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

Calculation of Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1.       the Account Value in the  Sub-accounts  plus the Interim Value of any Fixed  Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
2.       the sum of all Purchase  Payments minus the sum of all Proportional  Reductions,  each increasing daily until the Owner's date of death at a rate of 5.0%,  subject to a limit of 200% of the  difference  between the sum of all Purchase  Payments and the sum of all withdrawals as of the Owner's date of death; and
3.       the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date.  The amount calculated in Items 1 & 3 above may be reduced by any
         Credits under certain circumstances.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.       the  Account  Value as of the date we  receive in writing  "due  proof of death" (an MVA may be  applicable  to amounts in any
              Fixed Allocations); and
2.       the greater of Item 2 & 3 above on the Death  Benefit  Target Date plus the sum of all Purchase  Payments  less the sum of all
              Proportional Reductions since the Death Benefit Target Date.

         The amount calculated in Item 1 above may be reduced by any Credits under certain circumstances.

See Appendix C for examples of how the Guaranteed Minimum Death Benefit is calculated.

Annuities with joint Owners
For Annuities  with Joint Owners,  the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to  determine  the Death  Benefit  Target Date.  NOTE:  If you and your spouse own the Annuity  jointly,  we will pay the Death
Benefit to the  Beneficiary.  If the sole primary  Beneficiary is the surviving  spouse,  then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

Annuities owned by entities
For  Annuities  owned by an entity,  the Death  Benefit is  calculated  as shown above except that the age of the  Annuitant is used to determine  the  Death  Benefit  Target  Date.  Payment  of the Death  Benefit  is based on the death of the  Annuitant  (or  Contingent
Annuitant, if applicable).

Can I terminate the optional Death Benefits?  Do the optional Death Benefits terminate under other circumstances?
You can terminate the Enhanced  Beneficiary  Protection  Optional Death Benefit and the  Guaranteed  Minimum Death Benefit at any time.
Upon  termination,  you will be required to pay a pro-rata  portion of the annual charge for the benefit.  Both optional Death Benefits will  terminate  automatically  on the Annuity Date. We may also  terminate any optional  Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

What are the charges for the optional Death Benefits?
We deduct a charge  from your  Account  Value if you  elect to  purchase  either  optional  Death  Benefit.  The  Enhanced  Beneficiary
Protection  Death  Benefit  costs 0.25% of Account  Value.  The  Guaranteed  Minimum  Death  Benefit  costs 0.30% of the current  Death
Benefit.  The charges for these death  benefits are deducted in arrears each Annuity  Year.  No charge  applies after the Annuity Date.
We deduct the charge:
1.       on each anniversary of the Issue Date;
2.       when Account Value is transferred to our general account prior to the Annuity Date;
3.       if you surrender your Annuity; and
4.       if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

If you surrender the Annuity,  elect to begin receiving  annuity  payments or terminate the benefit on a date other than an anniversary of the Issue  Date,  the charge will be  prorated.  During the first year after the Issue  Date,  the charge will be prorated  from the
Issue Date.  In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first  deduct the amount of the charge  pro-rata  from the Account  Value in the  variable  investment  options.  We only deduct the charge pro-rata from the Fixed  Allocations to the extent there is  insufficient  Account Value in the variable  investment  options to pay the charge.  If your Annuity's  Account Value is  insufficient  to pay the charge,  we may deduct your remaining  Account Value and terminate  your  Annuity.  We will  notify  you if your  Account  Value is  insufficient  to pay the  charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

AMERICAN SKANDIA'S ANNUITY REWARDS

What is the Annuity Rewards benefit?
The  Annuity  Rewards  benefit  offers  Owners the  ability to capture  any market  gains  since the Issue Date of their  Annuity as an enhancement  to their current Death Benefit so their  Beneficiaries  will not receive less than the Annuity's  value as of the date the
Owner elects the benefit.  Under the Annuity  Rewards  benefit,  American  Skandia  guarantees  that the Death Benefit will not be less than:

              your  Account  Value in the  variable  investment  options  plus the  Interim  Value in any Fixed  Allocations  as of the
                  effective date of the Owner's election

         MINUS any proportional withdrawals* following the date of election
         -----

         PLUS any additional Purchase Payments applied to the Annuity following the date of election.
         ----

*    "Proportional  withdrawals"  are determined by calculating  the percentage of the Account Value that each  withdrawal  represented when withdrawn.  For example,  a withdrawal of 50% of your Account Value would be treated as a 50% reduction in the amount payable under the Death Benefit.

The Annuity  Rewards Death Benefit  enhancement  does not affect the basic Death Benefit  calculation  or any Optional  Death  Benefits available  under the Annuity.  If the Death Benefit  amount  payable  under your  Annuity's  basic Death Benefit or any Optional  Death
Benefits you purchase is greater than the enhanced  Death  Benefit under the Annuity  Rewards  benefit on the date the Death Benefit is calculated,  your Beneficiary will receive the higher amount.  If your Annuity includes the Enhanced  Beneficiary  Protection  Optional
Death Benefit,  the enhanced Death Benefit under the Annuity Rewards  program will be considered when  calculating the amount due under the Enhanced Beneficiary Protection Optional Death Benefit.

Who is eligible for the Annuity Rewards benefit?
Owners can elect the Annuity  Rewards Death Benefit  enhancement  following the eighth (8th)  anniversary of the Annuity's  Issue Date.
However,  the election is subject to the  requirement  that their  Account  Value on the election  date is greater than the amount that would be payable to their  Beneficiary  under the Death  Benefit  provided  under the Annuity as of the election  date  (including  any
Optional Death Benefits other than the Enhanced  Beneficiary  Protection Optional Death Benefit).  If an Owner is ineligible when he or she applies for the optional  benefit,  the Owner can elect the Annuity  Rewards Death Benefit  enhancement on any  subsequent  date if they  otherwise  qualify.  The election must occur before annuity  payments  begin.  An Owner can only elect the Annuity  Rewards Death
Benefit enhancement once.  There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

PAYMENT OF DEATH BENEFITS

Payment of Death Benefit to Beneficiary
Except in the case of a spousal Beneficiary, in the event of your death, the death benefit must be distributed:
|X|      as a lump sum amount at any time within five (5) years of the date of death; or
|X|      as a series  of  annuity  payments  not  extending  beyond  the life  expectancy  of the  Beneficiary  or over the life of the
         Beneficiary.  Payments under this option must begin within one year of the date of death.

Unless you have made an election  prior to death benefit  proceeds  becoming due, a Beneficiary  can elect to receive the Death Benefit proceeds as a series of fixed annuity  payments  (annuity  payment options 1-4) or as a series of variable  annuity  payments  (annuity payment options 1-3 or 5 and 6).  See the section entitled "What Types of Annuity Options are Available."

Spousal Beneficiary - Assumption of Annuity
You may name your  spouse as your  Beneficiary.  If you and your  spouse  own the  Annuity  jointly,  we assume  that the sole  primary
Beneficiary  will be the surviving  spouse unless you elect an  alternative  Beneficiary  designation.  Unless you elect an alternative
Beneficiary  designation,  the spouse  Beneficiary  may elect to assume  ownership of the Annuity  instead of taking the Death  Benefit payment.  Any Death Benefit  (including any optional Death  Benefits) that would have been payable to the  Beneficiary  will become the new Account  Value as of the date we receive due proof of death and any required  proof of a spousal  relationship.  As of the date the assumption is  effective,  the  surviving  spouse will have all the rights and benefits that would be available  under the Annuity to a new  purchaser of the same  attained  age. For purposes of  determining  any future Death  Benefit for the  surviving  spouse,  the new
Account  Value  will be  considered  as the  initial  Purchase  Payment.  No CDSC will apply to the new  Account  Value.  However,  any additional  Purchase  Payments  applied after the date the  assumption is effective  will be subject to all  provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

See the section  entitled  "Managing  Your  Annuity - Spousal  Contingent  Annuitant"  for a discussion  of the  treatment of a spousal
Contingent Annuitant in the case of the death of the Annuitant in an entity owned Annuity.

IRA Beneficiary Continuation Option
The Code  provides  for  alternative  death  benefit  payment  options  when an Annuity is used as an IRA,  403(b) or other  "qualified investment"  that requires  Minimum  Distributions.  Upon the Owner's death under an IRA,  403(b) or other  "qualified  investment",  a
Beneficiary may generally elect to continue the Annuity and receive  Minimum  Distributions  under the Annuity instead of receiving the death  benefit in a single  payment.  The available  payment  options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

|X|     If death occurs  before the date Minimum  Distributions  must begin under the Code,  the Death Benefit can be paid out in either a lump sum,  within five years from the date of death,  or over the life or life  expectancy of the designated  Beneficiary  (as long as  payments  begin  by  December  31st of the  year  following  the  year  of  death).  However,  if the  spouse  is the
         Beneficiary,  the Death Benefit can be paid out over the life or life  expectancy  of the spouse with such payments  beginning no earlier  than  December  31st of the year  following  the year of death or December  31st of the year in which the deceased would have reached age 70 1/2, which ever is later.

|X|      If death occurs after the date Minimum  Distributions  must begin under the Code,  the Death Benefit must be paid out at least as rapidly as under the method then in effect.

A Beneficiary  has the  flexibility to take out more each year than required under the Minimum  Distribution  rules.  Until  withdrawn, amounts in an IRA,  403(b) or other  "qualified  investment"  continue  to be tax  deferred.  Amounts  withdrawn  each year,  including amounts  that are  required  to be  withdrawn  under the Minimum  Distribution  rules,  are  subject to tax.  You may wish to consult a professional  tax  advisor for tax advice as to your  particular  situation.  See the  section  entitled  "How are  Distributions  From
Qualified Contracts Taxed? - Minimum Distributions after age 70 1/2."

Upon election of this IRA Beneficiary Continuation option:

|X|      the Annuity contract will be continued in the Owner's name, for the benefit of the Beneficiary.
|X|      the Account Value will be equal to any Death Benefit  (including  any optional  Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
|X|      the Beneficiary may request  transfers among  Sub-accounts,  subject to the same limitations and restrictions  that applied to the Owner.  NOTE: The Sub-accounts offered under the IRA Beneficiary Continuation option may be limited.
|X|      no additional Purchase Payments can be applied to the Annuity.
|X|      the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
|X|      the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.
|X|      upon the death of the  Beneficiary,  any  remaining  Account  Value will be paid in a lump sum to the  person(s)  named by the
              Beneficiary.
|X|      all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described above.

Please contact  American  Skandia for additional  information on the  availability,  restrictions  and limitations that will apply to a
Beneficiary under the IRA Beneficiary Continuation option.

Are there any exceptions to these rules for paying the Death Benefit?
Yes, there are exceptions  that apply no matter how your Death Benefit is calculated.  There are exceptions to the Death Benefit if the decedent  was not the Owner or Annuitant  as of the Issue Date and did not become the Owner or  Annuitant  due to the prior  Owner's or
Annuitant's  death.  Any Death Benefit  (including  either optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant.  After the two-year  suspension period is completed,  the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive "due proof of death",  any  instructions we require to determine the method of payment and any other  written  representations  we require to determine  the proper  payment of the Death Benefit to all
Beneficiaries.  "Due proof of death" may include a certified  copy of a death  certificate,  a certified copy of a decree of a court of competent  jurisdiction as to the finding of death or other  satisfactory  proof of death.  Upon our receipt of "due proof of death" we automatically  transfer  the Death  Benefit to the AST Money Market  Sub-account  until we further  determine  the universe of eligible
Beneficiaries.  Once the universe of eligible  Beneficiaries  has been  determined  each eligible  Beneficiary  may allocate his or her eligible share of the Death Benefit to the Sub-accounts according to our rules.

Each  Beneficiary  must make an election as to the method they wish to receive their portion of the Death  Benefit.  Absent an election of a Death Benefit payment  method,  no Death Benefit can be paid to the  Beneficiary.  We may require  written  acknowledgment  of all named  Beneficiaries  before we can pay the Death  Benefit.  During the period  from the date of death  until we receive  all  required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the  accumulation  period,  the Annuity has an Account Value.  The Account Value is determined  separately for each  Sub-account allocation and for each Fixed  Allocation.  The Account Value is the sum of the values of each Sub-account  allocation and the value of each Fixed  Allocation.  The Account  Value does not reflect any CDSC that may apply to a withdrawal  or  surrender.  The Account Value includes  any  Credits we applied  to your  Purchase  Payments  that we are  entitled  to recover  under  certain  circumstances.  When determining  the  Account  Value on any day other than 30 days prior to a Fixed  Allocation's  Maturity  Date,  the  Account  Value may
include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value  available to you on any day during the  accumulation  period.  The Surrender Value is equal to your Account Value minus any CDSC, the Annual  Maintenance Fee and the charge for any optional  benefits.  The Surrender Value will also include any Market Value Adjustment that may apply.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account,  you are purchasing units of the Sub-account.  Each Sub-account  invests  exclusively in shares of an underlying  Portfolio.  The value of the Units  fluctuates with the market  fluctuations  of the Portfolios.  The value of the Units also  reflects the daily accrual for the Insurance  Charge and if you elected one or more optional  benefits  whose annual charge is  deducted  daily,  the  additional  charge  made for such  benefits.  There may be  several  different  Unit  Prices for each
Sub-account  to reflect the  Insurance  Charge and the charges for any  optional  benefits.  The Unit Price for the Units you  purchase will be based on the total  charges for the benefits  that apply to your Annuity.  See the section  entitled  "What Happens to My Units
When There is a Change in Daily  Asset-Based  Charges?"  for a detailed  discussion  of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each  Valuation  Day,  we  determine  the price for a Unit of each  Sub-account,  called the "Unit  Price."  The Unit Price is used for determining  the  value of  transactions  involving  Units of the  Sub-accounts.  We  determine  the  number of Units  involved  in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate  $5,000 to a  Sub-account.  On the Valuation  Day you make the  allocation,  the Unit Price is $14.83.  Your $5,000 buys 337.154 Units of the  Sub-account.  Assume that later,  you wish to transfer $3,000 of your Account Value out of that  Sub-account and into  another  Sub-account.  On the  Valuation  Day you  request  the  transfer,  the Unit Price of the  original  Sub-account  has increased to $16.79.  To transfer  $3,000,  we sell 178.677  Units at the current Unit Price,  leaving you 158.477  Units.  We then buy
$3,000 of Units of the new Sub-account at the Unit Price of $17.83.  You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee  Period,  we use the concept of an Interim  Value.  The Interim Value can be calculated on any day and is equal to the initial value  allocated to a Fixed  Allocation plus all interest  credited to a Fixed  Allocation as of the date  calculated.  The
Interim  Value does not include the impact of any Market  Value  Adjustment.  If you made any  transfers  or  withdrawals  from a Fixed
Allocation,  the Interim  Value will reflect the  withdrawal of those  amounts and any interest  credited to those amounts  before they were  withdrawn.  To  determine  the Account  Value of a Fixed  Allocation  on any day other than its  Maturity  Date,  we multiply the
Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American  Skandia is generally open to process  financial  transactions  on those days that the New York Stock Exchange  (NYSE) is open for trading.  There may be  circumstances  where the NYSE does not open on a regularly  scheduled  date or time or closes at an earlier time  than  scheduled  (normally  4:00 p.m.  EST).  Financial  transactions  requested  before  the  close of the NYSE  which  meet our requirements  will be  processed  according  to the value next  determined  following  the close of  business.  Financial  transactions requested  on a  non-business  day or after the close of the NYSE  will be  processed  based on the  value  next  computed  on the next business day. There may be  circumstances  when the opening or closing time of the NYSE is different than other major stock  exchanges, such as NASDAQ or the American Stock  Exchange.  Under such  circumstances,  the closing time of the NYSE will be used when valuing and processing transactions.

There may be circumstances where the NYSE is open, however,  due to inclement weather,  natural disaster or other circumstances  beyond our control,  our offices may be closed or our business  processing  capabilities may be restricted.  Under those  circumstances,  your
Account  Value may  fluctuate  based on  changes in the Unit  Values,  but you may not be able to  transfer  Account  Value,  or make a purchase or redemption request.

The NYSE is closed on the following  nationally  recognized  holidays:  New Year's Day, Martin Luther King, Jr. Day,  Presidents'  Day,
Good Friday,  Memorial  Day,  Independence  Day,  Labor Day,  Thanksgiving,  and  Christmas.  On those  dates,  we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
|X|      trading on the NYSE is restricted;
|X|      an emergency exists making redemption or valuation of securities held in the separate account impractical; or
|X|      the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial Purchase  Payments:  We are required to allocate your initial  Purchase  Payment to the Sub-accounts  within two (2) days after we receive all of our  requirements  to issue the  Annuity.  If we do not have all the required  information  to allow us to issue your
Annuity,  we may retain the Purchase Payment while we try to reach you or your  representative  to obtain all of our  requirements.  If we are unable to obtain all of our required  information  within five (5) days, we are required to return the Purchase  Payment at that time, unless you specifically  consent to our retaining the Purchase Payment while we gather the required  information.  Once we obtain the required  information,  we will invest the Purchase  Payment and issue the Annuity  within two (2) days.  During any period that we are trying to obtain the required information, your money is not invested.

Additional  Purchase  Payments:  We will apply any  additional  Purchase  Payments on the  Valuation  Day that we receive the  Purchase
Payment with satisfactory allocation instructions.

Scheduled  Transactions:  "Scheduled"  transactions include transfers under a Dollar Cost Averaging,  rebalancing,  or asset allocation program,  Systematic  Withdrawals,  Minimum  Distributions or annuity payments.  Scheduled  transactions are processed and valued as of the date they are  scheduled,  unless the scheduled day is not a Valuation  Day. In that case,  the  transaction  will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled  Transactions:  "Unscheduled"  transactions include any other non-scheduled  transfers and requests for Partial Withdrawals or Free  Withdrawals or Surrenders.  Unscheduled  transactions  are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

Medically-related  Surrenders & Death Benefits:  Medically-related  surrender  requests and Death Benefit claims require our review and evaluation  before  processing.  We price such  transactions  as of the date we receive at our Office all supporting  documentation  we require for such transactions and that are satisfactory to us.

Transactions in ProFunds VP Sub-accounts:  Generally,  purchase or redemption  orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current  Valuation Day.  However,  any purchase or redemption order or transfer request  involving the ProFunds VP  Sub-accounts  must be received by us no later than one hour prior to any  announced  closing of the applicable  securities  exchange  (generally,  3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such  financial  transactions  involving  a ProFunds VP  Sub-account  will be  extended  to1/2hour prior to any  announced  closing
(generally,   3:30  p.m.  Eastern  time)  for  transactions  submitted  electronically  through  American  Skandia's  Internet  website
(www.americanskandia.com).  You cannot  request a transaction  involving  the  purchase,  redemption or transfer of Units in one of the
ProFunds VP  Sub-accounts  between the applicable  "cut-off" time and 4:00 p.m.  Transactions  received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?

Termination of Optional Benefit:  If you terminate the Guaranteed  Return Option program,  we will no longer deduct the charge we apply to purchase the optional  benefit.  On the date the charge no longer  applies,  your Annuity will become  subject to a different  daily asset-based  charge.  We will process a transaction  where your Account Value  allocated to the  Sub-accounts  will be used to purchase new Units of the  Sub-accounts  that reflect the Insurance  Charge,  but not the charge for the optional  program that you  terminated.
The number of Units  attributed  to your  Annuity will be decreased  and the Unit Price of each unit of the  Sub-accounts  in which you invested  will be increased.  The  adjustment  in the number of Units and Unit Price will not affect your Account  Value.  Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge.

TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?
Following  is a brief  summary of some of the Federal tax  considerations  relating to this  Annuity.  However,  since the tax laws are complex and tax  consequences are affected by your individual  circumstances,  this summary of our  interpretation  of the relevant tax laws is not intended to be fully  comprehensive  nor is it intended as tax advice.  Therefore,  you may wish to consult a  professional tax advisor for tax advice as to your particular situation.

HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?
The Separate  Accounts are taxed as part of American  Skandia.  American  Skandia is taxed as a life  insurance  company  under Part I, subchapter L of the Code.  No taxes are due on interest,  dividends and  short-term  or long-term  capital gains earned by the Separate
Accounts with respect to the Annuities.

IN GENERAL, HOW ARE ANNUITIES TAXED?
Section 72 of the Code governs the taxation of annuities in general.  Taxation of the Annuity will depend in large part on:

1.       whether the Annuity is used by:
|X|      a qualified  pension plan,  profit sharing plan or other retirement  arrangement that is eligible for special  treatment under the Code (for purposes of this discussion, a "Qualified Contract"); or
|X|      an individual or a corporation, trust or partnership (a "Non-qualified Contract"); and

2.       whether the Owner is:
|X|      an individual person or persons; or
|X|      an entity including a corporation, trust or partnership.

Individual  Ownership:  If one or more  individuals own an Annuity,  the Owner of the Annuity is generally not taxed on any increase in the  value of the  Annuity  until an  amount is  received  (a  "distribution").  This is  commonly  referred  to as "tax  deferral".  A distribution  can be in the form of a lump sum payment  including  payment of a Death Benefit,  or in annuity payments under one of the annuity payment options.  Certain other transactions may qualify as a distribution and be subject to taxation.

Entity  Ownership:  If the  Annuity is owned by an entity and is not a Qualified  Contract,  generally  the Owner of the  Annuity  must currently  include any increase in the value of the Annuity during a tax year in its gross income.  An exception from current  taxation applies for annuities  held by an employer with respect to a terminated  tax-qualified  retirement  plan, a trust holding an annuity as an agent for a natural person,  or by a decedent's  estate by reason of the death of the decedent.  A tax-exempt entity for Federal tax purposes may not be subject to income tax as a result of this provision.

HOW ARE DISTRIBUTIONS TAXED?
Distributions from an Annuity are taxed as ordinary income and not as capital gains.

Distributions  Before  Annuitization:  Distributions  received before annuity payments begin are generally treated as coming first from
"income on the contract" and then as a return of the  "investment  in the  contract".  The amount of any  distribution  that is treated as receipt of "income on the  contract" is  includible  in the  taxpayer's  gross  income and taxable in the year it is  received.  The amount of any distribution treated as a return of the "investment in the contract" is not includible in gross income.

|X|      "Income on the contract" is calculated by  subtracting  the taxpayer's  "investment in the contract" from the aggregate  value of all "related contracts" (discussed below).
|X|      "Investment  in the  contract"  is  equal  to  total  purchase  payments  for  all  "related  contracts"  minus  any  previous distributions  or  portions  of such  distributions  from such  "related  contracts"  that were not  includible  in gross  income.
     "Investment  in the contract" may be affected by whether an annuity or any "related  contract" was purchased as part of a tax-free exchange of life insurance,  endowment,  or annuity contracts under Section 1035 of the Code. The "investment in the contract" for a Qualified Contract will be considered zero for tax reporting purposes.

Distributions  After  Annuitization:  A portion of each  annuity  payment  received  on or after the  Annuity  Date will  generally  be taxable.  The taxable  portion of each annuity  payment is determined by a formula which  establishes the ratio that the "investment in the contract"  bears to the total value of annuity  payments to be made.  This is called the  "exclusion  ratio." The investment in the contract is excluded from gross income.  Any portion of an annuity  payment  received that exceeds the exclusion ratio will be entirely includible in gross income.  The formula for  determining  the exclusion  ratio differs  between fixed and variable  annuity  payments.
When annuity  payments  cease because of the death of the person upon whose life  payments are based and, as of the date of death,  the amount of annuity  payments  excluded from taxable income by the exclusion ratio does not exceed the "investment in the contract," then the remaining portion of unrecovered investment may be allowed as a deduction on the decedent's final income tax return.

Penalty  Tax on  Distributions:  Generally,  any  distribution  from an  annuity  not used in  conjunction  with a  Qualified  Contract
(Qualified  Contracts  are  discussed  below) is  subject to a penalty  equal to 10% of the amount  includible  in gross  income.  This penalty does not apply to certain distributions, including:
|X|      Distributions made on or after the taxpayer has attained age 591/2;
|X|      Distributions made on or after the death of the contract owner, or, if the owner is an entity, the death of the annuitant;
|X|      Distributions attributable to the taxpayer's becoming disabled within the meaning of Code section 72(m)(7);
|X|      Distributions  which are part of a series of  substantially  equal periodic  payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer's designated beneficiary;
|X|      Distributions of amounts which are treated as "investments in the contract" made prior to August 14, 1982;
|X|      Payments under an immediate annuity as defined in the Code;
|X|      Distributions under a qualified funding asset under Code Section 130(d); or
|X|      Distributions  from an annuity  purchased by an employer on the  termination  of a qualified  pension plan that is held by the employer until the employee separates from service.

Special  rules  applicable to "related  contracts":  Contracts  issued by the same insurer to the same  contract  owner within the same calendar year (other than certain contracts owned in connection with a tax-qualified  retirement  arrangement) are to be treated as one annuity  contract  when  determining  the  taxation of  distributions  before  annuitization.  We refer to these  contracts as "related contracts."  In  situations  involving  related  contracts we believe that the values under such  contracts  and the  investment in the contracts will be added together to determine the proper taxation of a distribution  from any one contract  described under the section
"Distributions before  Annuitization."  Generally,  distributions will be treated as coming first from income on the contract until all of the income on all such  related  contracts is  withdrawn,  and then as a return of the  investment  in the  contract.  There is some uncertainty  regarding the manner in which the Internal  Revenue  Service would view related  contracts  when one or more contracts are immediate  annuities or are contracts that have been annuitized.  The Internal Revenue Service has not issued guidance  clarifying this issue as of the date of this Prospectus.  You are particularly cautioned to seek advice from your own tax advisor on this matter.

Special concerns regarding  "substantially equal periodic payments":  (also known as "72(t)" or "72(q)" distributions) Any modification to a program of distributions  which are part of a series of substantially  equal periodic  payments that occur before the later of the taxpayer  reaching age 59 1/2or five (5) years from the first of such  payments will result in the  requirement  to pay the 10% premature distribution  penalty that would have been due had the payments  been treated as subject to the 10% premature  distribution  penalty in the years received,  plus interest.  This does not apply when the  modification is by reason of death or disability.  American  Skandia does not currently support a section 72(q) program.

Special concerns  regarding  immediate  annuities:  The Internal Revenue Service has ruled that the immediate  annuity exception to the
10% penalty  described above under "Penalty Tax on Distributions"  for  "non-qualified"  immediate  annuities as defined under the Code may not apply to annuity payments under a contract  recognized as an immediate  annuity under state insurance law obtained  pursuant to an exchange of a contract if: (a) purchase  payments for the  exchanged  contract were  contributed  or deemed to be  contributed  more than one year prior to the annuity  starting  date under the  immediate  annuity;  and (b) the  annuity  payments  under the  immediate annuity do not meet the requirements of any other exception to the 10% penalty.

Special rules in relation to tax-free  exchanges under Section 1035:  Section 1035 of the Code permits certain tax-free  exchanges of a life  insurance,  annuity or  endowment  contract  for an annuity.  If an annuity is  purchased  through a tax-free  exchange of a life insurance,  annuity or endowment  contract that was purchased  prior to August 14, 1982, then any  distributions  other than as annuity payments will be considered to come:
|X|      First, from the amount of "investment in the contract" made prior to August 14, 1982 and exchanged into the annuity;
|X|      Then,  from any  "income on the  contract"  that is  attributable  to the  purchase  payments  made  prior to August 14,  1982
       (including income on such original purchase payments after the exchange);
|X|      Then, from any remaining "income on the contract"; and
|X|      Lastly, from the amount of any "investment in the contract" made after August 13, 1982.

Therefore,  to the extent a  distribution  is equal to or less than the  remaining  investment in the contract made prior to August 14,
1982,  such  amounts are not  included  in taxable  income.  Further,  distributions  received  that are  considered  to be a return of investment on the contract from purchase  payments  made prior to August 14, 1982,  such  distributions  are not subject to the 10% tax penalty.  In all other respects,  the general  provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

Partial  surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts,  therefore avoiding current taxation of any gains in the  contract as well as the 10% IRS tax penalty on pre-age 59 1/2withdrawals.  The IRS has  reserved the right to treat transactions it considers  abusive as ineligible for this favorable partial 1035 exchange  treatment.  We do not know what transactions may be  considered  abusive.  For example,  we do not know how the IRS may view early  withdrawals  or  annuitizations  after a partial exchange.  As of the date of this  prospectus,  we will  treat a partial  surrender  of this type  involving  a  non-qualified  annuity contract as a "tax-free"  exchange for future tax  reporting  purposes,  except to the extent that we, as a reporting  and  withholding agent,  believe that we would be expected to deem the transaction to be abusive.  However,  some insurance  companies may not recognize these partial  surrenders as tax-free  exchanges and may report them as taxable  distributions to the extent of any gain distributed as well as  subjecting  the taxable  portion of the  distribution  to the 10% IRS early  distribution  penalty.  We  strongly  urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

There is no guidance from the Internal  Revenue  Service as to whether a partial  exchange from a life  insurance  contract is eligible for  non-recognition  treatment  under  Section 1035 of the Code. We will  continue to report a partial  surrender of a life  insurance policy as subject to current  taxation to the extent of any gain. In addition,  please be cautioned that no specific  guidance has been provided as to the impact of such a transaction on the remaining life insurance  policy,  particularly as to the subsequent  methods to be used to test for compliance  under the Code for both the  definition of life  insurance and the  definition of a modified  endowment contract.

Special  Considerations  for  Purchasers  of the  Enhanced  Beneficiary  Protection  Optional  Death  Benefit:  As of the  date of this
Prospectus,  it is our understanding  that the charges related to the optional Death Benefit are not subject to current taxation and we will not report them as such.  However,  the IRS could take the position  that these charges  should be treated as partial  withdrawals subject  to  current  taxation  to the extent of any gain and,  if  applicable,  the 10% tax  penalty.  We reserve  the right to report charges for the optional Death Benefit as partial  withdrawals if we, as a reporting and  withholding  agent,  believe that we would be expected to report them as such.

WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?
An annuity may be suitable as a funding  vehicle for various  types of  tax-qualified  retirement  plans.  We have  provided  summaries below of the types of tax-qualified  retirement plans with which we may issue an Annuity.  These summaries provide general  information about the tax rules and are not  intended to be complete  discussions.  The tax rules  regarding  qualified  plans are  complex.  These rules may include  limitations on contributions and restrictions on distributions,  including  additional taxation of distributions and additional  penalties.  The terms and conditions of the  tax-qualified  retirement plan may impose other  limitations and  restrictions that are in addition to the terms of the  Annuity.  The  application  of these rules  depends on  individual  facts and  circumstances.
Before  purchasing an Annuity for use in a qualified  plan,  you should obtain  competent tax advice,  both as to the tax treatment and suitability  of such an  investment.  American  Skandia  does not offer all of its  annuities  to all of these  types of  tax-qualified retirement plans.

Economic  Growth and Tax Relief  Reconciliation  Act  (EGTRRA):  Certain  states do not conform to the pension  provisions  included in
EGTRRA.  We  recommend  that you  consult  with your tax advisor to  determine  the status of your  state's  statutes as they relate to
EGTRRA and your tax qualified retirement plan.

Corporate  Pension  and  Profit-sharing  Plans:  Annuities  may be used to fund  employee  benefits  of various  corporate  pension and profit-sharing  plans  established by corporate  employers under Section 401(a) of the Code including  401(k) plans.  Contributions  to such plans are not taxable to the employee  until  distributions  are made from the retirement  plan.  The Code imposes  limitations on the  amount  that may be  contributed  and the  timing of  distributions.  The tax  treatment  of  distributions  is subject to special provisions of the Code,  and also depends on the design of the specific  retirement  plan.  There are also special  requirements  as to participation, nondiscrimination, vesting and nonforfeitability of interests.

H.R.  10 Plans:  Annuities  may also be used to fund  benefits  of  retirement  plans  established  by  self-employed  individuals  for themselves  and their  employees.  These are commonly  known as "H.R.  10 Plans" or "Keogh  Plans".  These plans are subject to most of the same types of limitations and requirements as retirement  plans  established by corporations.  However,  the exact  limitations and requirements may differ from those for corporate plans.

Tax Sheltered  Annuities:  Under Section 403(b) of the Code, a tax sheltered annuity ("TSA") is a contract into which contributions may be made by certain  qualifying  employers  such as public schools and certain  charitable,  educational  and  scientific  organizations specified  in Section  501(c)(3)  for the  benefit of their  employees.  Such  contributions  are not  taxable  to the  employee  until distributions  are made from the TSA.  The Code  imposes  limits  on  contributions,  transfers  and  distributions.  Nondiscrimination requirements also apply.

Section 457 Plans:  Under Section 457 of the Code,  deferred  compensation  plans  established  by  governmental  and certain other tax exempt employers for their employees may invest in annuity  contracts.  The Code limits  contributions and  distributions,  and imposes eligibility  requirements as well.  Contributions  are not taxable to employees until distributed from the plan.  However,  plan assets remain the  property of the  employer  and are subject to the claims of the  employer's  general  creditors  until such assets are made available to participants or their beneficiaries.

Individual  Retirement  Arrangements  or "IRAs":  Section  408 of the Code  allows  eligible  individuals  to  maintain  an  individual retirement  account or individual  retirement  annuity ("IRA").  IRAs are subject to limitations on the amount that may be contributed, the  contributions  that may be deducted  from  taxable  income,  the persons who may be eligible to establish an IRA and the time when distributions  must  commence.  Further,  an Annuity may be  established  with  "roll-over"  distributions  from certain  tax-qualified retirement plans and maintain the tax-deferred status of these amounts.

Roth  IRAs:  A form of IRA is also  available  called  a "Roth  IRA".  Contributions  to a Roth  IRA are not tax  deductible.  However, distributions  from a Roth IRA are free from  Federal  income  taxes and are not  subject to the 10%  penalty tax if five (5) tax years have passed since the first  contribution  was made or any conversion from a traditional IRA was made and the  distribution is made (a)
                                                                                                      ---
once the taxpayer is age 59 1/2or older,  (b) upon the death or disability of the taxpayer,  or (c) for qualified  first-time  home buyer expenses,  subject to certain  limitations.  Distributions  from a Roth IRA that are not  "qualified" as described above may be subject to Federal income and penalty taxes.

Purchasers  of IRAs  and  Roth  IRAs  will  receive  a  special  disclosure  document,  which  describes  limitations  on  eligibility, contributions,  transferability  and distributions.  It also describes the conditions under which distributions from IRAs and qualified plans may be rolled over or transferred into an IRA or another  qualified plan, on a tax-deferred  basis and the conditions under which distributions from traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into, a Roth IRA.

SEP IRAs:  Eligible  employers  that  meet  specified  criteria  may  establish  Simplified  Employee  Pensions  or SEP IRAs.  Employer
contributions  that may be made to employee  SEP IRAs are larger than the amounts  that may be  contributed  to other IRAs,  and may be deductible to the employer.

HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?
Distributions  from  Qualified  Contracts  are  generally  taxed under  Section 72 of the Code.  Under these  rules,  a portion of each distribution  may be  excludable  from income.  The  excludable  amount is the  proportion  of a  distribution  representing  after-tax contributions.  Generally,  a 10% penalty tax applies to the taxable portion of a distribution from a Qualified  Contract made prior to age 59 1/2.  However, the 10% penalty tax does not apply when the distribution:
|X|      is part of a properly executed transfer to another IRA or another eligible qualified account;
|X|      is subsequent to the death or  disability  of the taxpayer (for this purpose  disability is as defined in Section  72(m)(7) of the Code);
|X|      is part of a series of substantially  equal periodic  payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary;
|X|      is subsequent to a separation from service after the taxpayer attains age 55*;
|X|      does not exceed the employee's allowable deduction in that tax year for medical care;
|X|      is made to an alternate payee pursuant to a qualified domestic relations order*;
|X|      is made pursuant to an IRS levy;
|X|      is made to pay qualified acquisition costs for a first time home purchase (IRA only);
|X|      is made to pay qualified higher education expenses (IRA only); and
|X|      is not more than the cost of your medical insurance (IRA only).

The exceptions above which are followed by an asterisk (*) do not apply to IRAs.  Certain other exceptions may be available.

Minimum  Distributions  after age 70 1/2: A participant's  interest in a Qualified Contract must generally be distributed,  or begin to be distributed, by the "required beginning date".  This is April 1st of the calendar year following the later of:
|X|      the calendar year in which the individual attains age 70 1/2; or
|X|      the calendar year in which the individual  retires from service with the employer  sponsoring the plan. The retirement  option is not available to IRAs.

The IRS has released Treasury  regulations  containing new Minimum Distribution rules. For Minimum  Distributions  required in 2003 and later,  individuals  are required to use the rules under the 2002 Final  Regulations.  The 2002 Final  Regulations  contain a provision which  could  increase  the amount of  minimum  distributions  required  for  certain  individuals.  Under the 2002 Final  Regulations, individuals  are required to include in their annuity  contract  value the actuarial  value of any other benefits that will be provided under the annuity.  We and other annuity  providers are currently  seeking  clarification of this new rule. You should consult your tax adviser to determine the impact of this rule on your Minimum Distributions.

Under the new Minimum  Distribution  rules, a uniform life expectancy  table will be utilized by all  participants  except those with a spouse who is more than ten (10) years younger than the  participant.  In that case,  the new rules permit the  participant  to utilize the  actual  life  expectancies  of the  participant  and the  spouse.  In most  cases,  the  beneficiary  may be  changed  during  the participant's  lifetime with no affect on the Minimum  Distributions.  At death, the designated  Beneficiary may generally take Minimum
Distributions over his/her life expectancy or in a lump sum.

If the amount  distributed is less than the minimum required  distribution for the year, the participant is subject to a 50% tax on the amount  that was not  properly  distributed.  Because of the many  recent  changes  to the  Minimum  Distribution  rules,  we  strongly encourage you to consult with your tax advisor for more detailed information.

GENERAL TAX CONSIDERATIONS

Diversification:  Section 817(h) of the Code provides that a variable annuity  contract,  in order to qualify as an annuity,  must have an "adequately  diversified"  segregated  asset account  (including  investments  in a mutual fund by the  segregated  asset account of insurance  companies).  If the  diversification  requirements  under the Code are not met and the annuity is not treated as an annuity, the taxpayer  will be subject to income tax on the annual gain in the contract.  The Treasury  Department's  regulations  prescribe the diversification  requirements for variable annuity contracts.  We expect the underlying mutual fund portfolios to comply with the terms of these regulations.

Transfers Between Investment  Options:  Transfers between investment options are not subject to taxation.  The Treasury  Department may promulgate  guidelines  under which a variable  annuity will not be treated as an annuity for tax  purposes if persons  with  ownership rights have  excessive  control over the  investments  underlying  such variable  annuity.  Such  guidelines may or may not address the number of investment options or the number of transfers between  investment  options offered under a variable annuity.  It is not known whether such  guidelines,  if in fact  promulgated,  would have  retroactive  effect.  It is also not known what effect,  if any,  such guidelines may have on transfers  between the investment  options of the Annuity offered pursuant to this Prospectus.  We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated.

Federal Income Tax  Withholding:  Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is  includible  in the gross  income of the  recipient.  Amounts  to be  withheld  depend  upon the  nature of the  distribution.
However,  under most  circumstances  a  recipient  may elect not to have income  taxes  withheld  or have  income  taxes  withheld at a different rate by filing a completed election form with us.

Certain distributions,  known as eligible rollover  distributions,  from Qualified Contracts,  are subject to automatic 20% withholding for Federal income taxes.  The following distributions are not eligible rollover distributions and not subject to 20% withholding:
|X|      any portion of a distribution paid as a Minimum Distribution;
|X|      direct transfers to the trustee of another retirement plan;
|X|      distributions from an individual retirement account or individual retirement annuity;
|X|      distributions  made as  substantially  equal  periodic  payments for the life or life  expectancy  of the  participant  in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan;
|X|      distributions that are part of a series of substantial periodic payments pursuant to Section 72(q) or 72(t) of the Code; and
|X|      certain other distributions where automatic 20% withholding may not apply.

Loans,  Assignments and Pledges:  Any amount received directly or indirectly as a loan from, or any assignment or pledge of any portion of the value  of, an  annuity  before  annuity  payments  have  begun is  treated  as a  distribution  subject  to  taxation  under the distribution  rules set forth above.  Any gain in an annuity on or after the  assignment or pledge of an entire  annuity and while such assignment  or pledge  remains in effect is treated as "income on the  contract" in the year in which it is earned.  For  annuities not issued as Qualified  Contracts,  the cost basis of the annuity is increased by the amount of any  assignment  or pledge  includible  in gross  income.  The cost basis is not affected by any  repayment of any loan for which the annuity is  collateral  or by payment of any interest thereon.

Gifts:  The gift of an annuity to someone other than the spouse of the owner (or former spouse  incident to a divorce) is treated,  for income tax purposes, as a distribution.

Estate and Gift Tax  Considerations:  You should obtain competent tax advice with respect to possible federal and state estate and gift tax consequences flowing from the ownership and transfer of annuities.

Generation-Skipping  Transfers:  Under the Code certain taxes may be due when all or part of an annuity is  transferred  to, or a death benefit is paid to, an  individual  two or more  generations  younger than the contract  holder.  These  generation-skipping  transfers generally  include those subject to federal estate or gift tax rules.  There is an aggregate $1.1 million  exemption from taxes for all such  transfers.  We may be required to determine  whether a transaction  is a direct skip as defined in the Code and the amount of the resulting  tax. We will  deduct  from your  Annuity or from any  applicable  payment  treated as a direct skip any amount of tax we are required to pay.

Considerations for Contingent  Annuitants:  There may be adverse tax consequences if a contingent  annuitant succeeds an annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred  treatment  under certain  sections of the Code.
In general,  the Code is designed to prevent indefinite  deferral of tax.  Continuing the benefit of tax deferral by naming one or more contingent  annuitants when the Annuity is owned by a non-qualified  trust might be deemed an attempt to extend the tax deferral for an indefinite  period.  Therefore,  adverse tax treatment may depend on the terms of the trust, who is named as contingent  annuitant,  as well as the  particular  facts and  circumstances.  You should  consult your tax advisor  before  naming a contingent  annuitant if you expect to use an Annuity in such a fashion.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any  statements and reports  required by applicable  law or regulation to you at your last known address of record.  You should therefore  give us prompt  notice of any address  change.  We reserve  the right,  to the extent  permitted  by law and subject to your prior consent, to provide any prospectus, prospectus supplements,  confirmations,  statements and reports required by applicable law or regulation to you through our Internet Website at  http://www.americanskandia.com  or any other electronic means,  including  diskettes or CD ROMs.  We send a  confirmation  statement  to you each  time a  transaction  is made  affecting  Account  Value,  such as  making additional  Purchase  Payments,  transfers,  exchanges  or  withdrawals.  We also send  quarterly  statements  detailing  the  activity affecting your Annuity during the calendar quarter.  We may confirm regularly  scheduled  transactions,  such as the Annual Maintenance
Fee, systematic withdrawals (including 72(t) payments and required minimum distributions),  bank drafting,  dollar cost averaging,  and static  rebalancing,  in quarterly  statements  instead of confirming  them  immediately.  You should review the  information  in these statements carefully.  You may request additional reports.  We reserve the right to charge up to $50 for each such additional report.

Any errors or  corrections on  transactions  for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity.  For  transactions  that are confirmed  immediately,  we assume all  transactions  are accurate  unless you notify us  otherwise  within 30 days from the date you receive the  confirmation.  For  transactions  that are first  confirmed  on the quarterly  statement,  we assume all  transactions  are  accurate  unless you  notify us within 30 days from the date you  receive  the quarterly  statement.  All  transactions  confirmed  immediately or by quarterly  statement are deemed  conclusive after the applicable
30-day  period.  We may also send an annual  report  and a  semi-annual  report  containing  applicable  financial  statements  for the
Separate  Account and the Portfolios,  as of December 31 and June 30,  respectively,  to Owners or, with your prior consent,  make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American  Skandia Life Assurance  Corporation  ("American  Skandia") is a stock life insurance  company  domiciled in Connecticut  with licenses in all 50 states,  the  District of Columbia  and Puerto  Rico.  American  Skandia is a  wholly-owned  subsidiary  of American
Skandia,  Inc.  ("ASI").  American  Skandia markets its products to  broker-dealers  and financial  planners  through an internal field marketing staff. In addition,  American Skandia markets through and in conjunction with financial  institutions  such as banks that are permitted directly, or through affiliates, to sell annuities.

American Skandia is in the business of issuing annuity and life insurance  products.  American  Skandia  currently offers the following products:  (a) flexible  premium deferred  annuities and single premium fixed deferred  annuities that are registered with the SEC; (b)
certain  other fixed  deferred  annuities  that are not  registered  with the SEC;  (c) both fixed and  variable  immediate  adjustable annuities; and (d) a single premium variable life insurance policy that is registered with the SEC.

On December 20, 2002,  Skandia  Insurance  Company Ltd. (publ),  an insurance company organized under the laws of the Kingdom of Sweden
("Skandia"),  and on that date, the ultimate  parent company of American  Skandia,  announced that it and Skandia U.S. Inc. had entered into a definitive Stock Purchase Agreement with Prudential Financial,  Inc., a New Jersey corporation ("Prudential  Financial").  Under the terms of the Stock  Purchase  Agreement,  Prudential  Financial  will acquire  Skandia  U.S.  Inc.,  a Delaware  corporation,  from
Skandia.  Skandia U.S. Inc. is the sole  shareholder  of ASI,  which is the parent  company of American  Skandia.  The  transaction  is expected to close during the second quarter of 2003.

Prudential  Financial is a New Jersey  insurance  holding  company  whose  subsidiary  companies  serve  individual  and  institutional customers  worldwide and include The Prudential  Insurance Company of America,  one of the largest life insurance companies in the U.S.
These companies  offer a variety of products and services,  including life insurance,  property and casualty  insurance,  mutual funds, annuities,  pension and retirement  related services and  administration,  asset management,  securities  brokerage,  banking and trust services, real estate brokerage franchises, and relocation services.

No company other than  American  Skandia has any legal  responsibility  to pay amounts that it owes under its annuity and variable life insurance  contracts.  However,  following the closing of the acquisition,  Prudential  Financial will exercise  significant  influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The  separate  accounts are where  American  Skandia sets aside and invests the assets of some of our  annuities.  In the  accumulation period,  assets  supporting  Account Values of the Annuities are held in a separate account  established under the laws of the State of
Connecticut.  We are the legal  owner of assets in the  separate  accounts.  In the payout  period,  assets  supporting  fixed  annuity payments and any adjustable  annuity payments we make available are held in our general  account.  Assets  supporting  variable annuity payment options may be invested in our separate  accounts.  Income,  gains and losses from assets allocated to these separate  accounts are credited to or charged against each such separate  account without regard to other income,  gains or losses of American  Skandia or of any other of our separate  accounts.  These assets may only be charged with  liabilities  which arise from the  Annuities  issued by
American  Skandia.  The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment  performance of such Sub-accounts.  However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation  period, the assets supporting  obligations based on allocations to the variable investment options are held in
Sub-accounts of American  Skandia Life Assurance  Corporation  Variable  Account B, also referred to as "Separate  Account B". Separate
Account B was  established  by us pursuant to  Connecticut  law on November  25,  1987.  Separate  Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  The name of each Sub-account generally  corresponds to the name of the underlying  Portfolio.  Each Sub-account in Separate
Account B may have several  different  Unit Prices to reflect the Insurance  Charge and the charges for any optional  benefits that are offered under this Annuity and other  annuities  issued by us through  Separate  Account B. Separate  Account B is registered  with the
SEC under the Investment  Company Act of 1940  ("Investment  Company Act") as a unit  investment  trust,  which is a type of investment company.  The SEC does not supervise investment policies, management or practices of Separate Account B.

Prior to November 18, 2002,  Separate  Account B was organized as a single  separate  account with six different  Sub-account  classes, each of which was registered as a distinct unit investment trust under the Investment  Company Act.  Effective  November 18, 2002, each
Sub-account  class of Separate  Account B will be  consolidated  into the unit  investment  trust formerly named American  Skandia Life
Assurance  Corporation  Variable Account B (Class 1 Sub-accounts),  which will  subsequently be renamed American Skandia Life Assurance
Corporation  Variable  Account B. Each  Sub-account  of Separate  Account B will have  multiple Unit Prices to reflect the daily charge deducted for each  combination  of the applicable  Insurance  Charge,  Distribution  Charge (when  applicable)  and the charge for each optional  benefit offered under Annuity  contracts  funded through  Separate  Account B. The  consolidation  of Separate Account B will have no impact on Annuity Owners.

We reserve the right to make changes to the  Sub-accounts  available  under the Annuity as we determine  appropriate.  We may offer new
Sub-accounts,  eliminate  Sub-accounts,  or combine  Sub-accounts at our sole discretion.  We may also close Sub-accounts to additional
Purchase  Payments on existing  Annuity  contracts or close  Sub-accounts  for Annuities  purchased on or after specified dates. We may also substitute an underlying  mutual fund or portfolio of an underlying  mutual fund for another  underlying  mutual fund or portfolio of an  underlying  mutual fund,  subject to our receipt of any  exemptive  relief that we are  required to obtain under the  Investment
Company Act.  We will notify Owners of changes we make to the Sub-accounts available under the Annuity.

Values and benefits based on allocations to the Sub-accounts  will vary with the investment  performance of the underlying mutual funds or fund  portfolios,  as applicable.  We do not guarantee the investment  results of any  Sub-account.  Your Account Value allocated to the  Sub-accounts  may increase or decrease.  You bear the entire  investment  risk.  There is no assurance  that the Account  Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Separate Account D
During the  accumulation  period,  assets  supporting our  obligations  based on Fixed  Allocations  are held in American  Skandia Life
Assurance  Corporation  Separate Account D, also referred to as "Separate  Account D". Such obligations are based on the fixed interest rates we credit to Fixed  Allocations  and the terms of the Annuities.  These  obligations do not depend on the investment  performance of the assets in Separate Account D.  Separate Account D was established by us pursuant to Connecticut law.

There are no units in  Separate  Account  D. The Fixed  Allocations  are  guaranteed  by our  general  account.  An  Annuity  Owner who allocates  a portion of their  Account  Value to  Separate  Account D does not  participate  in the  investment  gain or loss on assets maintained  in  Separate  Account  D. Such gain or loss  accrues  solely  to us.  We  retain  the risk that the value of the  assets in
Separate  Account D may drop below the  reserves and other  liabilities  we must  maintain.  Should the value of the assets in Separate
Account D drop below the reserve and other  liabilities  we must  maintain in relation to the  annuities  supported by such assets,  we will transfer  assets from our general account to Separate  Account D to make up the  difference.  We have the right to transfer to our general  account any assets of Separate  Account D in excess of such  reserves and other  liabilities.  We maintain  assets in Separate
Account D supporting a number of annuities we offer.

We currently employ  investment  managers to manage the assets  maintained in Separate Account D. Each manager we employ is responsible for  investment  management  of a different  portion of Separate  Account D. From time to time  additional  investment  managers may be employed or investment  managers may cease being  employed.  We are under no obligation to employ or continue to employ any  investment manager(s) and have sole discretion over the investment managers we retain.

We are not  obligated to invest  according to specific  guidelines  or strategies  except as may be required by  Connecticut  and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying  mutual fund is registered as an open-end  management  investment  company under the Investment  Company Act. Shares of the  underlying  mutual fund  portfolios  are sold to separate  accounts of life  insurance  companies  offering  variable  annuity and variable life insurance products.  The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying  mutual funds in which the Sub-accounts  invest.  However,  under SEC rules, you have voting rights in relation to Account Value  maintained in the  Sub-accounts.  If an underlying  mutual fund  portfolio  requests a vote of  shareholders,  we will vote our shares  based on  instructions  received  from Owners with  Account  Value  allocated  to that
Sub-account.  Owners  have the right to vote an amount  equal to the number of shares  attributable  to their  contracts.  If we do not receive voting  instructions in relation to certain  shares,  we will vote those shares in the same manner and proportion as the shares for which we have  received  instructions.  We will furnish  those  Owners who have Account  Value  allocated  to a  Sub-account  whose underlying  mutual fund  portfolio has requested a "proxy" vote with proxy  materials and the necessary  forms to provide us with their voting  instructions.  Generally,  you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment  strategy,  adoption of a new investment advisory  agreement,  or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

American  Skandia  Trust (the  "Trust")  has  obtained an  exemption  from the  Securities  and  Exchange  Commission  that permits its investment adviser, American Skandia Investment Services,  Incorporated ("ASISI"),  subject to approval by the Board of Trustees of the
Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions  granted to other investment  companies that are organized in a similar manner as the Trust) is  intended  to  facilitate  the  efficient  supervision  and  management  of the  sub-advisors  by ASISI and the
Trustees.  The Trust is required,  under the terms of the exemption,  to provide certain  information to  shareholders  following these types of changes.

Material Conflicts
It is possible  that  differences  may occur  between  companies  that offer  shares of an  underlying  mutual fund  portfolio to their respective  separate  accounts  issuing  variable  annuities  and/or  variable  life  insurance  products.  Differences  may also occur surrounding  the offering of an underlying  mutual fund portfolio to variable life insurance  policies and variable  annuity  contracts that we offer. Under certain  circumstances,  these differences could be considered  "material  conflicts," in which case we would take necessary  action to protect  persons with voting rights under our variable  annuity  contracts and variable  life  insurance  policies against persons with voting rights under other insurance  companies'  variable  insurance  products.  If a "material  conflict" were to arise between owners of variable  annuity  contracts and variable life insurance  policies issued by us we would take necessary  action to treat  such  persons  equitably  in  resolving  the  conflict.  "Material  conflicts"  could  arise  due to  differences  in  voting instructions  between owners of variable life insurance and variable annuity contracts of the same or different  companies.  We monitor any potential conflicts that may exist.

Service Fees Payable to American Skandia
American  Skandia or our affiliates have entered into  agreements with the investment  adviser or distributor of many of the underlying
Portfolios.  Under the terms of these agreements,  American Skandia provides  administrative and support services to the Portfolios for which a fee is paid that is generally based on a percentage of the average assets  allocated to the Portfolios  under the Annuity.  Any fees payable will be  consistent  with the  services  rendered or the expected  cost  savings  resulting  from the  arrangement.  These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American  Skandia  Marketing,  Incorporated  ("ASM"),  a wholly-owned  subsidiary of American  Skandia,  Inc., is the  distributor  and principal  underwriter of the securities  offered through this prospectus.  ASM acts as the distributor of a number of annuity and life insurance  products we offer and both  American  Skandia  Trust and American  Skandia  Advisor  Funds,  Inc., a family of retail mutual funds. ASM also acts as an introducing  broker-dealer  through which it receives a portion of brokerage  commissions in connection with purchases and sales of  securities  held by portfolios  of American  Skandia Trust which are offered as underlying  investment  options under the Annuity.

ASM's principal  business  address is One Corporate Drive,  Shelton,  Connecticut  06484. ASM is registered as broker-dealer  under the
Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The  Annuity is offered on a  continuous  basis.  ASM enters into  distribution  agreements  with  independent  broker-dealers  who are registered  under the Exchange Act and with  entities  that may offer the Annuity but are exempt from  registration.  Applications  for the Annuity are solicited by registered  representatives  of those firms.  Such  representatives  will also be our appointed  insurance agents under state insurance law.  In addition, ASM may offer the Annuity directly to potential purchasers.

Compensation is paid to firms on sales of the Annuity according to one or more schedules.  The individual  representative  will receive a portion of the  compensation,  depending on the practice of the firm.  Compensation  is generally  based on a percentage  of Purchase
Payments  made, up to a maximum of 7.0%.  Alternative  compensation  schedules are  available  that provide a lower initial  commission plus ongoing annual  compensation  based on all or a portion of Account Value. We may also provide  compensation for providing  ongoing service to you in relation to the  Annuity.  Commissions  and other  compensation  paid in relation to the Annuity do not result in any additional  charge to you or to the Separate Account.  No compensation is payable on Annuities  purchased by a member of the designated class of Owners (see "Credits Applied to Purchase Payments for Designated Class of Annuity Owner").

In addition,  firms may receive separate compensation or reimbursement for, among other things, training of sales personnel,  marketing or other  services  they provide to us or our  affiliates.  We or ASM may enter into  compensation  arrangements  with  certain  firms.
These  arrangements  will  not be  offered  to all  firms  and the  terms of such  arrangements  may  differ  between  firms.  Any such compensation  will be paid by us or ASM and will not result in any  additional  charge to you.  To the extent  permitted  by NASD rules and other applicable laws and regulations,  ASM may pay or allow other promotional  incentives or payments in the form of cash or other compensation.

Advertising:  We may advertise certain  information  regarding the performance of the investment  options.  Details on how we calculate performance for the  Sub-accounts are found in the Statement of Additional  Information,  including how we account for Credits in these performance  measures.  This  information  may help you  review the  performance  of the  investment  options  and  provide a basis for comparison with other  annuities.  This  information  may be less useful when comparing the performance of the investment  options with other  savings or  investment  vehicles.  Such other  investments  may not provide  some of the  benefits of  annuities,  or may not be designed for long-term  investment  purposes.  Additionally  other savings or investment  vehicles may not receive the  beneficial  tax treatment given to annuities under the Code.

We may advertise the  performance  of the  Portfolios in the form of "Standard" and  "Non-standard"  Total Returns  calculated for each
Sub-account.  "Standard  Total Return" figures assume a hypothetical  initial  investment of $1,000  allocated to a Sub-account  during the most recent one, five and ten year periods (or since the inception  date that the Portfolio has been offered as a  Sub-account,  if less).  "Standard Total Return"  figures assume that the applicable  Insurance  Charge and the Annual  Maintenance Fee are deducted and that the Annuity is  surrendered  at the end of the applicable  period,  meaning that any  Contingent  Deferred Sales Charge that would apply upon  surrender is also deducted.  "Standard  Total Return"  figures do not take into  consideration  any Credits.  "Non-standard
Total  Return"  figures  include any  performance  figures that do not meet the SEC's rules for Standard  Total  Returns.  Non-standard
Total  Returns  are  calculated  in the same  manner as  standardized  returns  except  that the  figures  may not reflect all fees and charges.  In  particular,  they  may  assume  no  surrender  at the end of the  applicable  period  so that the  CDSC  does not  apply.
"Non-standard  Total Return"  figures may assume Credits of 1.5%,  4.0% or 5.0%,  respectively,  depending on the cumulative  amount of
Purchase  Payments  being  illustrated.  The amount of credits  illustrated  may be more or less than the  Credits  applicable  to your
Annuity (see "How do I Receive  Credits?").  Standard  and  Non-standard  Total  Returns  will not reflect the  additional  asset-based charges  that are deducted  when you elect any  optional  benefits.  The  additional  cost  associated  with any optional  benefits you elected will reduce your performance.  Non-standard Total Returns must be accompanied by Standard Total Returns.

Some of the underlying  Portfolios existed prior to the inception of these  Sub-accounts.  Performance quoted in advertising  regarding such  Sub-accounts may indicate  periods during which the Sub-accounts  have been in existence but prior to the initial offering of the
Annuities,  or  periods  during  which  the  underlying  Portfolios  have  been in  existence,  but the  Sub-accounts  have  not.  Such hypothetical  historical  performance  is calculated  using the same  assumptions  employed in  calculating  actual  performance  since inception  of the  Sub-accounts.  Hypothetical  historical  performance  of the  underlying  Portfolios  prior to the  existence of the
Sub-accounts may only be presented as Non-standard Total Returns.

We may advertise the performance of money market-type  Sub-accounts  using a measure of the "current and effective yield".  The current yield of a money  market-type  Sub-account is calculated  based upon the previous  seven-day  period ending on the date of calculation.
The effective yield of a money  market-type  Sub-account  reflects the  reinvestment of net income earned daily on the assets of such a
Sub-account.  The current and effective  yields reflect the Insurance  Charge and the charge for any optional  benefits (if applicable)
deducted against the Sub-account.  In a low interest rate environment,  yields for money market-type  Sub-accounts,  after deduction of the  Insurance  Charge,  and the charge for any  optional  benefits  (if  applicable)  may be negative  even  though the yield  (before deducting for such charges) is positive.  Current and effective yield  information  will fluctuate.  This information may not provide a basis for  comparisons  with  deposits in banks or other  institutions  which pay a fixed yield over a stated  period of time,  or with investment  companies which do not serve as underlying  mutual funds for variable  annuities and/or do not have additional  asset-based charges deducted for the insurance protection provided by the Annuity.

Performance  information on the  Sub-accounts is based on past performance  only and is not an indication or  representation  of future performance.  Performance of the Sub-accounts is not fixed.  Actual  performance will depend on the type,  quality and, for some of the
Sub-accounts,  the  maturities  of the  investments  held by the  underlying  mutual funds or  portfolios  and upon  prevailing  market conditions and the response of the underlying  mutual funds to such conditions.  Actual  performance will also depend on changes in the expenses of the underlying mutual funds or portfolios.  Such changes are reflected,  in turn, in the Sub-accounts  which invest in such underlying  mutual fund or portfolio.  In addition,  the total amount of asset-based  charges  assessed  against each  Sub-account will affect performance.

The information we may advertise  regarding the Fixed  Allocations may include the then current  interest rates we are crediting to new
Fixed  Allocations.  Information  on current rates will be as of the date  specified in such  advertisement.  Rates will be included in advertisements  to the extent  permitted by law. Given that the actual rates  applicable to any Fixed  Allocation are as of the date of any such Fixed  Allocation's  Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Advertisements  we distribute  may also compare the  performance  of our  Sub-accounts  with:  (a) certain  unmanaged  market  indices, including  but not limited to the Dow Jones  Industrial  Average,  the Standard & Poor's 500, the NASDAQ 100, the Shearson  Lehman Bond
Index, the Frank Russell non-U.S.  Universal Mean, the Morgan Stanley Capital  International  Index of Europe, Asia and Far East Funds,
and the Morgan Stanley Capital  International World Index; and/or (b) other management  investment companies with investment objectives similar to the mutual  fund or  portfolio  underlying  the  Sub-accounts  being  compared.  This may include  the  performance  ranking assigned by various publications,  including but not limited to the Wall Street Journal,  Forbes,  Fortune,  Money, Barron's,  Business
Week, USA Today and statistical  services,  including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity
and Closed End Survey,  the Variable  Annuity  Research Data Survey,  SEI, the  Morningstar  Mutual Fund Sourcebook and the Morningstar
Variable Annuity/Life Sourcebook.

American  Skandia Life Assurance  Corporation  may advertise its rankings  and/or ratings by independent  financial  ratings  services.
Such  rankings may help you in  evaluating  our ability to meet our  obligations  in relation to Fixed  Allocations,  pay minimum death benefits,  pay annuity  payments or  administer  Annuities.  Such rankings and ratings do not reflect or relate to the  performance  of
Separate Account B.

AVAILABLE INFORMATION
A  Statement  of  Additional  Information  is  available  from us without  charge upon your  request.  This  Prospectus  is part of the registration  statement we filed with the SEC regarding this offering.  Additional  information on us and this offering is available in those  registration  statements and the exhibits  thereto.  You may obtain copies of these  materials at the prescribed  rates from the
SEC's  Public  Reference  Section,  450 Fifth  Street  N.W.,  Washington,  D.C.,  20549.  You may inspect  and copy those  registration statements and exhibits  thereto at the SEC's public  reference  facilities at the above address,  Room 1024, and at the SEC's Regional
Offices,  The Woolworth Building,  233 Broadway,  New York, NY and 175 W. Jackson Boulevard,  Suite 900, Chicago,  IL. These documents, as well as documents incorporated by reference,  may also be obtained through the SEC's Internet Website  (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
To the extent and only to the extent that any statement in a document  incorporated  by reference  into this  Prospectus is modified or superseded by a statement in this  Prospectus or in a later-filed  document,  such statement is hereby deemed so modified or superseded and not part of this  Prospectus.  The Annual Report on Form 10-K for the year ended December 31, 2002 previously  filed by the Company with the SEC under the Exchange Act is incorporated by reference in this Prospectus.

We will furnish you without charge a copy of any or all of the documents  incorporated by reference in this  Prospectus,  including any exhibits to such  documents  which have been  specifically  incorporated  by  reference.  We will do so upon receipt of your written or oral request.

HOW TO CONTACT US
You can contact us by:
|X|      calling Skandia's Telephone Automated Response System (STARS) at 1-800-766-4530.
|X|      writing to us via regular mail at American Skandia - Variable Annuities,  P.O. Box 7040,  Bridgeport,  Connecticut  06601-7040
       OR for express mail American Skandia - Variable  Annuities,  One Corporate Drive,  Shelton,  Connecticut 06484. NOTE: Failure to
       send mail to the proper address may result in a delay in our receiving and processing your request.
|X|      sending an email to customerservice@skandia.com or visiting our Internet Website at www.americanskandia.com.
|X|      accessing information about your Annuity through our Internet Website at www.americanskandia.com.

You can obtain account information through Skandia's  Telephone Automated Response System (STARS) and at  www.americanskandia.com,  our
Internet  Website.  Our Customer  Service  representatives  are also available  during  business hours to provide you with  information about your account.  You can request  certain  transactions  through our  telephone  voice  response  system,  our Internet  Website or through a customer service  representative.  You can provide authorization for a third party,  including your  attorney-in-fact  acting pursuant to a power of attorney or an investment  professional,  to access your account information and perform certain transactions on your  account.  You will need to complete a form  provided by us which  identifies  those  transactions  that you wish to authorize via telephonic  and  electronic  means and whether you wish to  authorize a third party to perform any such  transactions.  We require that you or your  representative  provide proper  identification  before performing  transactions over the telephone or through our Internet
Website.  This may include a Personal  Identification  Number  (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN through STARS and at  www.americanskandia.com,  our Internet  Website.  Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions  requested via telephone are recorded.  To the extent  permitted by law, we will not be responsible for any claims,  loss, liability  or  expense  in  connection  with a  transaction  requested  by  telephone  or  other  electronic  means if we acted on such transaction  instructions after following  reasonable  procedures to identify those persons authorized to perform  transactions on your
Annuity  using  verification  methods  which may include a request for your Social  Security  number,  PIN or other form of  electronic identification.  We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic,  facsimile,  Internet or any other electronic  information or that we will be able to accept  transaction  instructions  via such means at all times.  Regular and/or express mail will be the only means by which we will accept  transaction  instructions when telephonic,  facsimile,  Internet or any other electronic means are unavailable or delayed.
American  Skandia  reserves  the  right to limit,  restrict  or  terminate  telephonic,  facsimile,  Internet  or any other  electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as  indemnification  for  liabilities  arising  under the  Securities  Act of 1933 (the  "Securities  Act") may be permitted to directors,  officers or persons controlling the registrant pursuant to the foregoing provisions,  the registrant has been informed that in the  opinion  of the SEC such  indemnification  is  against  public  policy as  expressed  in the  Securities  Act and is  therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this  Prospectus,  American  Skandia and its  affiliates  are not  involved in any legal  proceedings  outside of the ordinary  course of business.  American  Skandia and its  affiliates are involved in pending and  threatened  legal  proceedings in the normal  course of its business,  however,  we do not  anticipate  that the outcome of any such legal  proceedings  will have a material adverse  affect  on the  Separate  Account,  or  American  Skandia's  ability  to meet its  obligations  under the  Annuity,  or on the distribution of the Annuity.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation
|X|      American Skandia Life Assurance Corporation Variable Account B
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How Performance Data is Calculated
|X|      Current and Effective Yield
|X|      Total Return

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Annuitization

Independent Auditors

Legal Experts

Financial Statements
|X|      Appendix A - American Skandia Life Assurance Corporation Variable Account B

                                       APPENDIX A - FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA

SELECTED FINANCIAL DATA (dollars in thousands)

The following table summarizes information with respect to the operations of the Company:

                                                       For the Year Ended December 31,
                                      2002            2001            2000           1999           1998
                                      ----            ----            ----           ----           ----
STATEMENTS OF INCOME DATA
Revenues:
Annuity and life insurance       $    370,004     $    388,696   $    424,578    $    289,989   $    186,211
   charges and fees (a) (b)
Fee income (b)                         97,650          111,196        130,610          83,243         50,839
Net investment income                  19,632           20,126         18,595          11,477         11,130
Net realized capital (losses)
   gains and other revenues (e)        (7,438)           2,698          4,195           3,688          1,360
                                 -------------    ------------   ------------    ------------   ------------

Total revenues                   $    479,848     $    522,716   $    577,978    $    388,397   $    249,540
                                 ============     ============   ============    ============   ============

Benefits and Expenses:
Annuity and life insurance       $      3,391     $      1,955   $        751    $        612   $        558
benefits
Change in annuity and life
   insurance policy reserves            2,741          (39,898)        49,339            (671)         1,053
   (c)
Guaranteed minimum death
   benefit claims, net of              23,256           20,370          2,618           4,785              -
   hedge (b)
Return credited to contract             5,196            5,796          8,463          (1,639)        (8,930)
owners
Underwriting, acquisition and
   other insurance expenses           188,728          196,755        150,597         125,434         86,306
Amortization of deferred
   acquisition costs (b) (d)          510,059          224,047        184,616          83,861         86,628
Interest expense                       14,544           73,424         85,998          69,502         41,004
                                 ------------     ------------   ------------    ------------   ------------

Total benefits and expenses      $    747,915     $    482,449   $    482,382    $    281,884   $    206,619
                                 ============     ============   ============    ============   ============

Income tax (benefit) expense     $   (102,810)    $      7,168   $     30,779    $     30,344   $      8,154
                                 ============     ============   ============    ============   ============

Net (loss) income                $   (165,257)    $     33,099   $     64,817    $     76,169   $     34,767
                                 ============     ============   ============    ============   ============

STATEMENTS OF FINANCIAL
CONDITION DATA
Total assets (b)                 $ 23,708,585     $ 28,009,782   $ 31,702,705    $ 30,881,579   $ 18,848,273
                                 ============     ============   ============    ============   ============

Future fees payable to parent    $    708,249     $    799,472   $    934,410    $    576,034   $    368,978
                                 ============     ============   ============    ============   ============

Surplus notes                    $    110,000     $    144,000   $    159,000    $    179,000   $    193,000
                                 ============     ============   ============    ============   ============

Shareholder's equity             $    683,061     $    577,668   $    496,911    $    359,434   $    250,417
                                 ============     ============   ============    ============   ============

a.       On annuity and life insurance sales of $3,472,044, $3,834,167, $8,216,167, $6,862,968, and $4,159,662, during the years ended December 31, 2002, 2001, 2000, 1999, and 1998, respectively, with contract owner assets under management of $21,894,636,
     $26,017,847, $29,751,822, $29,396,693, and $17,854,761, as of December 31, 2002, 2001, 2000, 1999, and 1998, respectively.
b.       These items are significantly impacted by equity market volatility.
c.       For the year ended December 31, 2000, change in annuity and life insurance policy reserves reflected increases to those reserves for guaranteed minimum death benefit ("GMDB") exposure.  For the year ended December 31, 2001, the Company changed certain of its assumptions related to its GMDB exposure resulting in a benefit to operations.  See Results of Operations in
     Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") for a further discussion.
d.       During the year ended December 31, 2002, the Company recorded an acceleration of amortization of $206,000 against the deferred acquisition cost asset.  See the MD&A for a further discussion.
e.       Net realized capital (losses) gains and other revenues include $5,845 of net realized capital losses on sales of securities during 2002 and an other than temporary impairment charge of $3,769 recorded during 2002 on the Company's equity securities.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (dollars in thousands)

Management's  Discussion  and  Analysis  of  Financial  Condition  and Results of  Operations  should be read in  conjunction  with the consolidated financial statements and the notes thereto and Item 6, Selected Financial Data.

 Results of Operations
 ---------------------

Annuity and life insurance sales were  $3,472,044,  $3,834,167 and $8,216,167,  in 2002, 2001 and 2000,  respectively.  The decrease in sales in 2002 and 2001 was  primarily  the result of the  general  decline in sales in the  industry,  attributed  in large part to the continued  uncertainty  in the equity  markets.  In addition,  the Company  believes  uncertainty  regarding  its future  ownership has adversely  impacted  sales,  primarily in the latter part of 2002. The Company  announced,  in the first quarter of 2002, its intention to focus on the growth of its core variable annuity business.

Average assets under management totaled  $23,637,559 in 2002,  $26,792,877 in 2001 and $31,581,902 in 2000,  representing a decrease of
12% and 15% in 2002 and 2001,  respectively,  due primarily to weak equity markets.  The decrease in annuity and life insurance charges and fees and fee income before  surrender  charge income and reinsurance  was consistent  with the decline in assets under  management.
Surrender  charge  income  increased  in 2002 as compared to 2001.  This was caused by higher  lapses when  compared to the  applicable prior year periods,  and was primarily  attributable,  the Company believes,  to concerns by contract holders,  rating agencies and the
Company's  distribution  channels,  surrounding  the  uncertainty  in the equity markets and its impact on variable  annuity  companies generally and, prior to the  announcement of the  Acquisition,  uncertainty  concerning the Company's future (See Liquidity and Capital
Resources for rating agency actions).

Net realized  capital losses in 2002 were primarily  from $9,593 of losses on sales and $3,769 of  other-than-temporary  impairments of mutual  fund  investments  that are held in support of a deferred  compensation  program for certain of the  Company's  employees.  The deferred  compensation  program losses were offset by net gains of $3,746 during 2002 on sales of fixed  maturities.  Included in those net gains on sales of fixed  maturities for 2002,  was a realized loss of  approximately  $1,236 on the sale of a WorldCom,  Inc. bond.
The net capital gains in 2001 related primarily to sales of fixed maturity  investments,  were partially offset by losses on securities in the fixed maturity  portfolio.  The most significant loss was $2,636 related to Enron  securities.  In addition net realized capital losses of $3,534 in 2001 were  incurred  due to sales of mutual  fund  holdings  in support  of the  Company's  non-qualified  deferred compensation program.

The change in annuity and life insurance  policy  reserves  includes  changes in reserves  related to annuity  contracts with mortality risks.  During 2001, the Company's  Guaranteed Minimum Death Benefit ("GMDB") reserve decreased $43,984,  as the result of an update of certain  reserve  assumptions  as to risks  inherent  in the  benefit.  Previous  assumptions  had been  based on  statutory  valuation principles as an  approximation  for U.S.  GAAP. In addition,  future  mortality  rates were lowered in 2001 to reflect  favorable past experience.  However,  offsetting  the resulting  increase in earnings and equity as a result of changes in the GMDB liability in 2001, assumptions  related to GMDB claim costs were also updated in the  calculation  of the deferred  acquisition  cost asset,  resulting in additional amortization of this asset.

The Company uses derivative  instruments,  which consist of equity option contracts for risk management  purposes,  and not for trading or  speculation.  The Company  hedges the economic  GMDB  exposure  associated  with equity market  fluctuations.  GMDB claims,  net of hedge,  consist of GMDB claims offset by the mark to market and realized capital  gain/loss  results of the Company's option contracts.
During 2002 and 2001, the  fluctuations in GMDB claims,  net of hedge,  were driven by an increase in hedge related benefits of $19,776 and $14,646,  respectively.  Hedge related  benefits were  partially  offset by increases in GMDB claims of $22,662 and $32,398  during
2002 and 2001, respectively.

Return  credited to contract  owners  consists  primarily of net investment  results from the Company's  fixed,  market value adjusted, separate account  investment  option and changes in the Company's  experience rated reinsurance  receivables.  The decrease in 2002 was primarily due to increased net investment  results on the Company's fixed,  market value adjusted,  separate account investment option.
As the equity markets  decline,  movement from variable  investment  options to fixed investment  options,  primarily due to one of the
Company's product features,  has increased the assets invested in the fixed separate account  investment  option.  Included in 2002 net investment  results is $9,849 of realized  and  unrealized  losses on certain  securities,  of which $5,427  related to WorldCom,  Inc.
bonds. The increase in net investment  results was partially offset by a decrease in experience rated  reinsurance  receivables in 2002 due to unfavorable  experience on certain blocks of variable annuity  business.  In 2001,  return credited to contract owners decreased primarily due to favorable  experience on certain blocks of variable  annuity  contracts  increasing the experience  rated  reinsurance receivable.  Partially offsetting the 2001 decrease is net investment losses of $1,662 related to Enron securities.

Underwriting, acquisition and other insurance expenses for 2002, 2001 and 2000 were as follows:

                                                        2002              2001               2000
                                                        ----              ----               ----
Commissions and purchase credits                         $   287,612       $   248,187         $   430,743
General operating expenses                                   145,438           157,704             214,957
Acquisition costs deferred                                  (244,322)         (209,136)           (495,103)
                                                         -----------       -----------         -----------
Underwriting,   acquisition   and   other   insurance
     expenses                                            $   188,728       $   196,755         $   150,597
                                                         ===========       ===========         ===========

New products  launched,  as well as a larger  proportion  of sales of products  with higher  commissions  as compared to 2001 led to an increase in commissions  and purchase  credits during 2002.  Lower sales and asset levels led to a decrease in commissions and purchase credits during 2001.  Partially  offsetting this decline in 2001, the company  launched a commission  promotion  program that increased commissions as a percentage of new sales.  Commission promotions in 2002 were approximately equivalent as compared to 2001.

General operating expenses decreased during 2002 and 2001 as a result of lower sales-based  compensation,  as well as expense reduction programs  implemented during 2001 and continued strong expense management in 2002.  Variable  compensation and long-term incentive plan expenses have decreased due to the slowdown in sales and the decline in the equity markets.

Amortization of deferred  acquisition costs increased over the past two years, in general,  due to the further depressed equity markets in 2002 and 2001,  thereby  decreasing  expectations  of future  gross  profits  and actual  gross  profits  from asset  based fees and increased  expected and actual claim costs  associated with minimum death benefit  guarantees.  During 2002, the Company also performed a  recoverability  study and an analysis of its  short-term  assumptions of future gross profits and  determined  those  assumptions of future profits to be excessive.  This analysis  resulted in a current year  acceleration of  amortization of $206,000.  During 2002 and
2001, the Company also updated its future  estimated  gross profits with respect to certain  mortality  assumptions  reflecting  actual experience and the decline in the equity markets resulting in additional  increased  amortization.  See Note 2 of Notes to Consolidated
Financial Statements for a further discussion on amortization of deferred acquisition costs.

Interest  expense  decreased  during 2002 primarily due to lower interest  expense  related to the future fees payable to ASI liability
(See Note 8).  Interest  expense on these  obligations  is driven by the cash flows from the  underlying  annuity  contracts  acting as collateral.  Due to the  depressed  asset  values of those  annuity  contracts  driven by the decline in the equity  markets,  the cash flows,  and therefore the interest  expense,  decreased  from prior year levels.  Interest  expense  decreased in 2001 as a result of a reduction in borrowing.

The  Company's  income tax  (benefit)  expense  varies  directly  with  increases or decreases in (loss)  income from  operations.  The effective income tax rate varied from the corporate rate of 35% due primarily to the deduction for dividends received.

Total assets and  liabilities  decreased  $4,301,197  and  $4,406,590,  respectively,  from  December 31,  2001.  This change  resulted primarily from the declining equity markets.

 Significant Accounting Policies
 -------------------------------

 Deferred Acquisition Costs

The costs of acquiring  new  business,  which vary with and are  primarily  related to new business  generated,  are  deferred,  net of reinsurance.  These costs include  commissions,  purchase credits,  costs of contract issuance,  and certain selling expenses that vary with production.

The Company  uses the  retrospective  deposit  method for  amortizing  deferred  acquisition  costs.  This  method  results in deferred acquisition  costs being amortized in proportion to expected gross profits from surrender  charges and policy and asset based fees, net of operating and claim costs.  The deferred  acquisition cost asset is adjusted  retrospectively  and  prospectively  when estimates of current and future  gross  profits to be realized  from a group of products are  revised.  Critical  assumptions  in  estimating  gross profits  include those for  surrenders,  long-term fund growth rate,  expenses and death  benefits.  The long-term fund growth rate, in large part,  determines the estimated  future asset levels on which the most significant  revenues are based.  The Company's  long-term fund growth rate  assumption is 8% (net of charges  assessed  against the underlying  mutual fund,  but before charges  assessed at the separate  account and  contract  level).  When current  period  actual  asset  growth is greater or less than the  Company's  long-term expectation,  the Company  adjusts the  short-term  asset growth rate to a level that will allow the  Company,  in the  short-term,  to resume the long-term  asset growth rate  expectation.  The short-term  asset growth rate is subject to constraints  surrounding  actual market  conditions.  If the Company's  long-term fund growth rate assumption was 7% instead of 8%, the Company's  deferred  acquisition cost asset at December 31, 2002 would be reduced by $26,273.

 Future Fees Payable to ASI

In a series of transactions with ASI, the Company  transferred  certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

The proceeds from the transfers have been recorded as a liability and are being  amortized over the remaining  surrender  charge period of the  designated  contracts  using the interest  method.  The Company did not  transfer the right to receive  future fees and charges after the expiration of the surrender charge period.

In connection with these transactions,  ASI, through special purpose trusts, issued  collateralized notes in private placements,  which are secured by the rights to receive future fees and charges purchased from the Company.

Under the terms of the securitization  purchase  agreements,  the rights transferred  provide for ASI to receive a percentage (60%, 80%
or 100% depending on the underlying  commission option) of future mortality and expense charges and contingent  deferred sales charges, after reinsurance,  expected to be realized over the remaining  surrender charge period of the designated  contracts  (generally 6 to 8 years).  The liability for future fees payable to ASI at the balance sheet date is based on the  consideration  received less principal repayments  according to  amortization  schedules that were  developed at the inception of the  transactions.  If actual  mortality and expense  charges  and  contingent  deferred  sales  charges  are less than those  projected  in the  original  amortization  schedules, calculated on a transaction by transaction  basis,  ASI has no recourse  against the Company.  As account  values  associated  with the designated  contracts  have declined,  consistent  with the overall  decline in the equity  markets,  historical  mortality and expense charges have been lower than expected on certain  transactions  and it is likely that future  mortality and expense  charges,  on those same  transactions,  will be lower than originally  projected.  As a result, the ultimate cash flows associated with these transactions that will transfer to ASI may be lower than the current carrying amount of the liability.

The Company has determined,  using  assumptions for lapses,  mortality,  free withdrawals and a long-term fund growth rate of 8% on the
Company's assets under management, that the present value of future payments to ASI would be $429,773.

 Deferred Taxes

The Company  evaluates the necessity of recording a valuation  allowance against its deferred tax asset in accordance with Statement of
Financial  Accounting  Standards  No. 109,  Income Taxes ("SFAS  109").  In  performing  this  evaluation,  the Company  considers  all available  evidence in making the  determination  as to whether it is more likely than not that deferred tax assets are not realizable.
For the Company,  that evidence  includes:  cumulative U.S. GAAP pre-tax income in recent years past,  whether or not operating  losses have  expired  unused in the past,  the  length  of  remaining  carryback  or  carryforward  periods,  and net  taxable  income or loss expectations in early future years.  The net taxable income or loss projections are based on profit  assumptions  consistent with those used to amortize deferred acquisition costs (see above discussion on deferred acquisition costs).

As of December 31, 2002, the Company has  approximately  $361,000  gross deferred tax assets related  principally to net operating loss carryforwards  that  expire in 2016 and 2017 and  insurance  reserve  differences.  After  considering  the  impact of gross  reversing temporary  liabilities of $323,000,  the Company  estimates that the Company will generate  sufficient  taxable income to fully utilize gross deferred tax assets within 2 years (prior to the expiration of the net operating losses).

Liquidity and Capital Resources

The Company's  liquidity  requirements have generally been met by cash from insurance  operations,  investment  activities,  borrowings from ASI, reinsurance, capital contributions and securitization transactions with ASI (see Note 8).

The Company's cash from insurance  operations is primarily comprised of fees generated off of assets under management,  less commission expense on sales,  sales and marketing  expenses and other operating  expenses.  Fund performance driven by the equity markets directly impact assets under  management  and  therefore,  the fees the Company can generate off of those assets.  During 2002 and 2001,  assets under  management  declined  consistent  with the equity market  declines  resulting in reductions  in fee revenues.  In addition,  the equity markets impact sales of variable  annuities.  As sales have declined in a declining  equity market,  non-promotional  commission expense  declined,  however,  in order to boost sales levels,  the Company has offered various sales  promotions  increasing the use of cash for commission expense.

In order to fund the cash strain generated from  acquisition  costs on current sales, the Company has relied on cash generated from its direct  insurance  operations  as well as  reinsurance  and  securitization  transactions.  The Company has used  modified  coinsurance reinsurance  arrangements  whereby  the  reinsurer  shares  in the  experience  of a  specified  book of  business.  These  reinsurance transactions  result in the Company  receiving  from the  reinsurer  an upfront  ceding  commission  on the book of  business  ceded in exchange  for the  reinsurer  receiving , the future fees  generated  from that book of business.  These  reinsurance  agreements  also mitigate the  recoverability  risk associated with the payment of up-front  commissions and other  acquisition  costs.  Similarly,  the
Company has entered into  securitization  transactions  whereby the Company  issues to ASI, in exchange for cash,  the right to receive future  fees  generated  off of a  specific  book of  business.  On April 12,  2002,  the  Company  entered  into a new  securitization transaction with ASI. This  transaction  covers  designated  blocks of business issued from November 1, 2000 through December 31, 2001.
The estimated present value of the transaction at April 12, 2002, using a discount rate of 6.00%, was approximately $101,713.

As of December 31, 2002, 2001 and 2000, the Company had short-term borrowings of $10,000,  $10,000 and $10,000,  respectively,  and had long-term surplus notes liabilities of $110,000,  $144,000 and $159,000,  respectively.  During 2002, the Company borrowed $263,091 and paid back  $263,091  related  to  short-term  borrowing.  During  2002 and 2001,  the  Company  received  permission  from the State of
Connecticut  Insurance  Department  to pay down surplus notes in the amount of $34,000 and $15,000,  respectively.  See Notes 14 and 15 of Notes to Consolidated Financial Statements for more information on surplus notes and short-term borrowing, respectively.

As of December 31, 2002,  2001 and 2000,  shareholder's  equity  totaled  $683,061,  $577,668 and $496,911,  respectively.  The Company received  capital  contributions  of $259,720  and $48,000  from ASI during 2002 and 2001,  respectively.  Of this,  $4,520 and $2,500, respectively,  was used to support its  investment in Skandia Vida.  Net (loss) income of ($165,257)  and $33,099,  for the years ended
December 31, 2002 and 2001, respectively, contributed to the respective changes in shareholder's equity in 2002 and 2001.

The National  Association of Insurance  Commissioners  ("NAIC") requires insurance  companies to report  information  regarding minimum
Risk Based Capital ("RBC")  requirements.  These  requirements  are intended to allow insurance  regulators to identify  companies that may need  regulatory  attention.  The RBC model law requires  that  insurance  companies  apply various  factors to asset,  premium and reserve items,  all of which have inherent risks. The formula includes  components for asset risk,  insurance risk,  interest rate risk and business  risk.  The Company has complied  with the NAIC's RBC reporting  requirements  and has total  adjusted  capital well above required capital.

During 2002, all of the major rating agencies  reviewed the U.S. life insurance sector,  including the Company.  Based on these reviews the rating  agencies  have evolving  concerns  surrounding  the risk profile of variable  annuity  companies  due to their  significant exposure to equity market performance.  This exposure has resulted,  and may continue to result, in earnings  volatility.  Based on the reviews made during 2002, the following ratings actions took place:

On May 8, 2002, Fitch Ratings downgraded the Company's "insurer financial strength" rating to A+ from AA- with a "stable" outlook.

On September  19, 2002,  Fitch Ratings  lowered the  Company's  "insurer  financial  strength"  rating to A- from A+ with an "evolving"
outlook.

On September 27, 2002, A.M. Best Co. lowered the Company's "financial strength" rating to A- from A with negative implications.

On October 16, 2002,  Standard and Poor's lowered the Company's  "counter party credit" and "financial  strength" ratings to A- from A+
with a negative outlook and removed the Company from Credit Watch.

Subsequent to the announcement of the Acquisition, Standard and Poor's placed the Company on CreditWatch with positive implications.

 Effects of Inflation
 --------------------

The rate of inflation has not had a significant effect on the Company's financial statements.

Outlook
-------

The Company  believes  that it is well  positioned to retain and enhance its position as a leading  provider of financial  products for long-term  savings and retirement  purposes as well as to address the economic impact of premature death,  estate planning concerns and supplemental  retirement  needs.  The  Company  has  renewed  its focus on its core  variable  annuity  business,  offering  innovative long-term  savings and income  products,  strengthening  its wholesaling  efforts and providing  consistently  good customer service in order to gain market share and improve profitability in an increasingly competitive market.

The  Gramm-Leach-Bliley  Act of 1999 (the Financial Services  Modernization Act) permits affiliation among banks,  securities firms and insurance  companies.  This  legislative  change has created  opportunities  for  continued  consolidation  in the  financial  services industry and increased competition as large companies offer a wide array of financial products and services.

Various  other  legislative  initiatives  could  impact the Company  such as pension  reform and capital  gains and estate tax changes.
These include the proposed  exclusion from tax for corporate  dividends,  potential changes to the deductibility of dividends  received from the  Company's  separate  accounts and newly  proposed  tax-advantaged  savings  programs.  Additional  pension  reform may change current  tax  deferral  rules  and allow  increased  contributions  to  retirement  plans,  which  may lead to  higher  investments  in tax-deferred  products and create growth  opportunities for the Company. A capital gains tax reduction may cause tax-deferred  products to be less attractive to consumers, which could adversely impact the Company.

In addition,  NAIC statutory  reserving  guidelines and/or  interpretations of those guidelines may change in the future.  Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

 Forward Looking Information
 ---------------------------

The Private  Securities  Litigation  Reform Act of 1995 (the "1995 Act") provides a "safe harbor" for  forward-looking  statements,  so long as those  statements are identified as  forward-looking,  and the statements are accompanied by meaningful  cautionary  statements that identify  important  factors that could cause actual results to differ  materially from those discussed in the statement.  We want to take advantage of these safe harbor provisions.

Certain  information  contained in the  Management's  Discussion  and  Analysis of Financial  Condition  and Results of  Operations  is
forward-looking within the meaning of the 1995 Act or Securities and Exchange Commission rules.

These forward-looking  statements rely on a number of assumptions  concerning future events, and are subject to a number of significant uncertainties  and results may differ  materially  from these  statements.  You should not put undue reliance on these  forward-looking statements.  We disclaim  any  intention  or  obligation  to update or revise  forward-looking  statements,  whether as a result of new information, future events or otherwise.

 QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company is subject to potential  fluctuations in earnings and the fair value of certain of its assets and  liabilities,  as well as variations in expected cash flows due to changes in market  interest  rates and equity  prices.  The  following  discussion  focuses on specific  exposures  the Company has to interest rate and equity price risk and describes  strategies  used to manage these risks,  and includes  "forward-looking  statements"  that involve  risk and  uncertainties.  The  discussion  is limited to  financial  instruments subject to market risks and is not intended to be a complete discussion of all of the risks to which the Company is exposed.

 Interest Rate Risk
 ------------------

Fluctuations in interest rates can potentially  impact the Company's  profitability and cash flows. At December 31, 2002, 91% of assets held under management by the Company are in non-guaranteed  Separate  Accounts for which the Company's  interest rate and equity market exposure is not  significant,  as the contract owner assumes  substantially  all of the investment risk. Of the remaining 9% of assets, the interest rate risk from contracts that carry interest rate exposure is managed through an  asset/liability  matching  program which takes into account the risk variables of the insurance liabilities supported by the assets.

At December 31, 2002,  the Company held fixed  maturity  investments  in its general  account that are sensitive to changes in interest rates.  These  securities are held in support of the Company's fixed immediate  annuities,  fixed  supplementary  contracts,  the fixed investment  option offered in its variable life insurance  contracts,  and in support of the Company's  target  solvency  capital.  The
Company has a conservative  investment  philosophy with regard to these  investments.  All  investments are investment  grade corporate securities, government agency or U.S. government securities.

The Company's  deferred annuity  products offer a fixed  investment  option which subjects the Company to interest rate risk. The fixed option  guarantees a fixed rate of interest for a period of time selected by the contract  owner.  Guarantee  period options  available range  from one to ten  years.  Withdrawal  of funds,  or  transfer  of funds to  variable  investment  options,  before the end of the guarantee period subjects the contract owner to a market value adjustment  ("MVA").  In the event of rising interest rates,  which make the fixed maturity  securities  underlying the guarantee less valuable,  the MVA could be negative.  In the event of declining interest rates,  which make the fixed maturity  securities  underlying the guarantee  more  valuable,  the MVA could be positive.  The resulting increase or decrease in the value of the fixed  option,  from  calculation  of the MVA,  should  substantially  offset the  increase or decrease in the market value of the securities  underlying the guarantee.  The Company  maintains  strict  asset/liability  matching to enable this offset.  However,  the Company  still takes on the default risk for the  underlying  securities,  the interest rate risk of reinvestment of interest  payments and the risk of failing to maintain the  asset/liability  matching  program with respect to duration and convexity.

Liabilities held in the Company's  guaranteed  separate  account as of December 31, 2002 totaled  $1,828,048.  Assets,  primarily fixed income  investments,  supporting  those  liabilities had a fair value of $1,828,048.  The Company  performed a sensitivity  analysis on these  interest-sensitive  liabilities  and assets at December 31, 2002.  The analysis  showed that an immediate  decrease of 100 basis points in interest  rates would result in a net increase in  liabilities  and the  corresponding  assets of  approximately  $69,150 and
$68,500,  respectively.  An analysis of a 100 basis point  decline in interest  rates at December  31,  2001,  showed a net increase in interest-sensitive liabilities and the corresponding assets of approximately $39,800 and $39,900, respectively.

 Equity Market Exposure
 ----------------------

The primary  equity  market risk to the Company  comes from the nature of the variable  annuity and variable  life products sold by the
Company.  Various fees and charges  earned are  substantially  derived as a percentage of the market value of assets under  management.
In a market  decline,  this  income will be reduced.  This could be further  compounded  by  customer  withdrawals,  net of  applicable surrender  charge  revenues,  partially  offset by transfers to the fixed option  discussed above. A 10% decline in the market value of the assets under management at December 31, 2002,  sustained  throughout 2003, would result in an approximate drop in related mortality and expense charges and annual fee income of $36,350.

Another equity market risk exposure of the Company  relates to guaranteed  minimum death benefit  payments.  Declines in equity markets and,  correspondingly,  the performance of the funds underlying the Company's  products,  increase exposure to guaranteed minimum death benefit payments. As discussed in Note 2D of the consolidated  financial statements,  the Company uses derivative  instruments to hedge against  the risk of  significant  decreases  in  equity  markets.  Prior to the  implementation  of this  program,  the  Company  used reinsurance to mitigate this risk.

The Company has a portfolio of equity  investments  consisting  of mutual funds,  which are held in support of a deferred  compensation program.  In the event of a decline in market values of underlying  securities,  the value of the portfolio would decline;  however the accrued benefits payable under the related deferred compensation program would decline by a corresponding amount.

Estimates  of interest  rate risk and equity  price risk were  obtained  using  computer  models that take into  consideration  various assumptions  about the future.  Given the uncertainty of future interest rate movements,  volatility in the equity markets and consumer behavior, actual results may vary from those predicted by the Company's models.

                                             AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                                                    Report of Independent Auditors

To the Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the  consolidated  statements of financial  condition of American  Skandia Life  Assurance  Corporation  (the "Company"
which is an indirect  wholly-owned  subsidiary of Skandia  Insurance  Company  Ltd.) as of December 31, 2002 and 2001,  and the related consolidated  statements of income,  shareholder's  equity and cash flows for each of the three years in the period ended  December 31,
2002. These consolidated  financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing  standards  generally  accepted in the United States.  Those standards require that we plan  and  perform  the  audit to  obtain  reasonable  assurance  about  whether  the  financial  statements  are  free of  material misstatement.  An audit  includes  examining,  on a test  basis,  evidence  supporting  the amounts and  disclosures  in the  financial statements.  An audit also includes assessing the accounting principles used and significant  estimates made by management,  as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly,  in all material  respects,  the  consolidated  financial position  of American  Skandia  Life  Assurance  Corporation  at December  31,  2002 and 2001,  and the  consolidated  results of their operations  and their cash flows for each of the three years in the period ended  December  31, 2002,  in  conformity  with  accounting principles generally accepted in the United States.

As discussed in Note 2, in 2002 the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other
Intangible Assets.

As discussed in Note 2, effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133,
Accounting for Derivative Instruments and Hedging Activities.

/s/ Ernst & Young LLP

Hartford, Connecticut
February 3, 2003

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                            Consolidated Statements of Financial Condition
                                                   (in thousands, except share data)

                                                                           As of December 31,
                                                                          2002            2001
                                                                          ----            ----
ASSETS
------
Investments:
   Fixed maturities - at fair value (amortized cost of $379,422
     and $356,882, respectively)                                     $       398,601 $       362,831
   Equity securities - at fair value (amortized cost of $52,017
     and $49,886, respectively)                                               51,769          45,083
   Derivative instruments - at fair value                                     10,370           5,525
   Policy loans                                                                7,559           6,559
                                                                     --------------- ---------------

     Total investments                                                       468,299         419,998

Cash and cash equivalents                                                     51,339               -
Accrued investment income                                                      4,196           4,737
Deferred acquisition costs                                                 1,117,544       1,383,281
Reinsurance receivable                                                         5,447           7,733
Receivable from affiliates                                                     3,961           3,283
Income tax receivable                                                              -          30,537
Deferred income taxes                                                         38,206               -
Fixed assets, at depreciated cost (accumulated depreciation of
$7,555 and $4,266, respectively)                                              12,132          17,752
Other assets                                                                 101,848         103,912
Separate account assets                                                   21,905,613      26,038,549
                                                                     --------------- ---------------

     Total assets                                                    $    23,708,585 $    28,009,782
                                                                     =============== ===============

LIABILITIES AND SHAREHOLDER'S EQUITY
------------------------------------
Liabilities:
Reserves for future policy and contract benefits                     $       149,349 $        91,126
Accounts payable and accrued expenses                                        133,543         192,952
Income tax payable                                                             6,547               -
Deferred income taxes                                                              -          54,980
Payable to affiliates                                                          2,223         101,035
Future fees payable to American Skandia, Inc. ("ASI")                        708,249         799,472
Short-term borrowing                                                          10,000          10,000
Surplus notes                                                                110,000         144,000
Separate account liabilities                                              21,905,613      26,038,549
                                                                     --------------- ---------------

     Total liabilities                                                    23,025,524      27,432,114
                                                                     --------------- ---------------

Commitments and contingent liabilities (Note 18)

Shareholder's equity:
Common stock, $100 par value, 25,000 shares authorized,
   issued and outstanding                                                      2,500           2,500
Additional paid-in capital                                                   595,049         335,329
Retained earnings                                                             73,821         239,078
Accumulated other comprehensive income                                        11,691             761
                                                                     --------------- ---------------

     Total shareholder's equity                                              683,061         577,668
                                                                     --------------- ---------------

     Total liabilities and shareholder's equity                      $    23,708,585 $    28,009,782
                                                                     =============== ===============

                                            See notes to consolidated financial statements.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                                   Consolidated Statements of Income
                                                            (in thousands)

                                                                       For the Years Ended December 31,
                                                                      2002          2001           2000
                                                                      ----          ----           ----

REVENUES
--------

Annuity and life insurance charges and fees                       $    370,004  $    388,696  $    424,578
Fee income                                                              97,650       111,196       130,610
Net investment income                                                   19,632        20,126        18,595
Net realized capital (losses) gains                                     (9,614)          928          (688)
Other                                                                    2,176         1,770         4,883
                                                                  ------------  ------------  ------------

   Total revenues                                                      479,848       522,716       577,978
                                                                  ------------  ------------  ------------

EXPENSES
--------

Benefits:
   Annuity and life insurance benefits                                   3,391         1,955           751
   Change in annuity and life insurance policy reserves                  2,741       (39,898)       49,339
   Guaranteed minimum death benefit claims, net of hedge                23,256        20,370         2,618
   Return credited to contract owners                                    5,196         5,796         8,463
                                                                  ------------  ------------  ------------

     Total benefits                                                     34,584       (11,777)       61,171

Other:
   Underwriting, acquisition and other insurance
     expenses                                                          188,728       196,755       150,597
   Amortization of deferred acquisition costs                          510,059       224,047       184,616
   Interest expense                                                     14,544        73,424        85,998
                                                                  ------------  ------------  ------------

                                                                       713,331       494,226       421,211
                                                                  ------------  ------------  ------------

   Total benefits and expenses                                         747,915       482,449       482,382
                                                                  ------------  ------------  ------------

     (Loss) income from operations before income tax
(benefit) expense                                                     (268,067)       40,267        95,596

       Income tax (benefit) expense                                   (102,810)        7,168        30,779
                                                                  ------------  ------------  ------------

         Net (loss) income                                        $   (165,257) $     33,099  $     64,817
                                                                  ============  ============  ============

                                            See notes to consolidated financial statements.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                            Consolidated Statements of Shareholder's Equity
                                                            (in thousands)

                                                                                    Accumulated Other
                                                                                  Comprehensive Income
                                                                               ----------------------------
                                                                               -------------- -------------
                                                      Additional                  Foreign      Unrealized
                                          Common        Paid in    Retained      Currency        Gains
                                            Stock       Capital     Earnings    Translation     (Losses)       Total
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
 As of December 31, 1999                      $2,500     $215,879    $141,162        $148          ($255)      $359,434
Net income                                                             64,817                                    64,817
Other comprehensive income:
   Unrealized capital gains                                                                          843            843
   Reclassification adjustment for
realized losses included in net
realized capital (losses) gains                                                                      433            433
   Foreign currency translation                                                       (66)                          (66)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive income                                                                                        1,210
                                                                                                            ------------
                                                                                                            ------------
Comprehensive income                                                                                             66,027
Capital contributions                                      71,450                                                71,450
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2000                        2,500      287,329     205,979          82          1,021        496,911
Net income                                                             33,099                                    33,099
Other comprehensive loss:
   Unrealized capital losses                                                                        (261)          (261)
   Reclassification adjustment for
realized gains included in net
realized capital (losses) gains                                                                      (14)           (14)
   Foreign currency translation                                                       (67)                          (67)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive loss                                                                                           (342)
                                                                                                            ------------
                                                                                                            ------------
Comprehensive income                                                                                             32,757
Capital contributions                                      48,000                                                48,000
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2001                        2,500      335,329     239,078          15            746        577,668
Net loss                                                             (165,257)                                 (165,257)
Other comprehensive income:
   Unrealized capital gains                                                                       10,434         10,434
   Reclassification adjustment for
realized losses included in net
realized capital (losses) gains                                                                    1,126          1,126
   Foreign currency translation                                                      (630)                         (630)
                                                                                                            ------------
                                                                                                            ------------
Other comprehensive income                                                                                       10,930
                                                                                                            ------------
                                                                                                            ------------
Comprehensive loss                                                                                             (154,327)
Capital contributions                                     259,720                                               259,720
                                          ----------- ------------ ----------- -------------- ------------- ------------
                                          ----------- ------------ ----------- -------------- ------------- ------------
As of December 31, 2002                       $2,500     $595,049     $73,821       $(615)       $12,306       $683,061

Unrealized  capital  gains  (losses)  is shown net of tax  expense  (benefit)  of  $5,618,  ($140)  and $454 for  2002,  2001 and 2000,
respectively.  Reclassification  adjustment for realized losses (gains)  included in net realized  capital  (losses) gains is shown net of tax expense  (benefit) of $606, ($8) and $233 for 2002, 2001 and 2000,  respectively.  Foreign currency  translation is shown net of tax benefit of $339, $36 and $36 for 2002, 2001 and 2000, respectively.

                                            See notes to consolidated financial statements.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                                 Consolidated Statements of Cash Flows
                                                            (in thousands)

                                                                         For the Years Ended December 31,
                                                                           2002        2001        2000
                                                                           ----        ----        ----
Cash flow from operating activities:
   Net (loss) income                                                    $ (165,257) $   33,099  $   64,817
   Adjustments to reconcile net (loss) income to net
     cash (used in) provided by operating activities:
     Amortization and depreciation                                          21,649      13,374       5,758
     Deferral of acquisition costs                                        (244,322)   (209,136)   (495,103)
     Amortization of deferred acquisition costs                            510,059     224,047     184,616
     Deferred tax (benefit) expense                                        (99,071)     46,215      60,023
     Change in unrealized (gains) losses on derivatives                     (5,149)      2,902      (2,936)
     Increase (decrease) in policy reserves                                  3,293     (38,742)     50,892
     (Decrease) increase in net receivable/payable to affiliates           (99,490)    103,496     (72,063)
     Change in net income tax receivable/payable                            37,084       4,083     (58,888)
     Increase in other assets                                               (9,546)    (12,105)    (65,119)
     Decrease (increase) in accrued investment income                          541         472      (1,155)
     Decrease (increase) in reinsurance receivable                           2,286      (1,849)        420
     (Decrease) increase in accounts payable and accrued
expenses                                                                   (59,409)     55,912     (21,550)
     Net realized capital (gains) losses on derivatives                    (26,654)    (14,929)      5,554
     Net realized capital losses (gains) on investments                      9,616        (928)        688
                                                                        ----------  ----------  ----------
       Net cash (used in) provided by operating activities                (124,370)    205,911    (344,046)
                                                                        ----------  ----------  ----------

Cash flow from investing activities:
     Purchase of fixed maturity investments                               (388,053)   (462,820)   (380,737)
     Proceeds from sale and maturity of fixed
       maturity investments                                                367,263     390,816     303,736
     Purchase of derivatives                                               (61,998)   (103,533)    (14,781)
     Proceeds from exercise or sale of derivative instruments               88,956     113,051       5,936
     Purchase of shares in equity securities and dividend
reinvestments                                                              (49,713)    (55,430)    (18,136)
     Proceeds from sale of shares in equity securities                      34,220      25,228       8,345
     Purchase of fixed assets                                               (2,423)    (10,773)     (7,348)
     Increase in policy loans                                               (1,000)     (2,813)     (2,476)
                                                                        ----------  ----------  ----------
       Net cash used in investing activities                               (12,748)   (106,274)   (105,461)
                                                                        ----------  ----------  ----------

Cash flow from financing activities:
     Capital contribution                                                  259,720      48,000      71,450
     Pay down of surplus notes                                             (34,000)    (15,000)    (20,000)
     (Decrease) increase in future fees payable to ASI, net                (91,223)   (137,355)    358,376
     Deposits to contract owner accounts                                   808,209      59,681     172,441
     Withdrawals from contract owner accounts                             (164,964)   (130,476)   (102,603)
     Change in contract owner accounts, net of investment earnings        (588,315)     62,875     (55,468)
                                                                        ----------  ----------  ----------
       Net cash provided by (used in) financing activities                 189,427    (112,275)    424,196
                                                                        ----------  ----------  ----------

       Net increase (decrease) in cash and cash equivalents                 52,309     (12,638)    (25,311)
       Change in foreign currency translation                                 (970)       (103)       (101)
       Cash and cash equivalents at beginning of period                          -      12,741      38,153
       Cash and cash equivalents at end of period                       $   51,339  $        -  $   12,741
                                                                        ==========  ==========  ==========
     Income taxes (received) paid                                       $  (40,823) $  (43,130) $   29,644
                                                                        ==========  ==========  ==========
     Interest paid                                                      $   23,967  $   56,831  $  114,394
                                                                        ==========  ==========   =========
                                            See notes to consolidated financial statements.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                              Notes to Consolidated Financial Statements
                                                           December 31, 2002
                                                        (dollars in thousands)

1.       ORGANIZATION AND OPERATION

         American Skandia Life Assurance  Corporation ("ASLAC" or the "Company"),  with its principal offices in Shelton,  Connecticut, is a wholly-owned  subsidiary of American Skandia,  Inc. ("ASI").  On December 19, 2002, Skandia Insurance Company Ltd. (publ)
         ("SICL"),  an insurance  company  organized  under the laws of the Kingdom of Sweden,  and the ultimate  parent company of the
         Company,  entered into a definitive purchase agreement with Prudential Financial,  Inc., a New Jersey corporation ("Prudential
         Financial"),  whereby  Prudential  Financial  will  acquire the Company and  certain of its  affiliates  (the  "Acquisition").
         Consummation of the  transaction is subject to various  closing  conditions,  including  regulatory  approvals and approval of certain  matters by the board of  directors  and  shareholders  of the mutual  funds  advised by American  Skandia  Investment
         Services, Inc. ("ASISI"), a subsidiary of ASI.  The transaction is expected to close during the second quarter of 2003.

         The Company develops long-term savings and retirement  products,  which are distributed  through its affiliated  broker/dealer company,  American Skandia  Marketing,  Incorporated  ("ASM").  The Company currently issues term and variable  universal life insurance and variable  deferred and immediate  annuities for  individuals  and groups in the United States of America and its territories.

         The Company has 99.9% ownership in Skandia Vida, S.A. de C.V.  ("Skandia  Vida"),  which is a life insurance company domiciled in  Mexico.  Skandia  Vida had  total  shareholder's  equity  of  $5,023  and  $4,179  as of  December  31,  2002,  and  2001,
         respectively.  Skandia Vida has generated net losses of $2,706,  $2,619 and $2,540 in 2002,  2001 and 2000,  respectively.  As part of the  Acquisition,  it is expected  that the Company  will sell its  ownership  interest in Skandia  Vida to SICL.  The
         Company has filed for required  regulatory  approvals from the State of Connecticut  and Mexico related to the sale of Skandia
         Vida.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A.       Basis of Reporting
                  ------------------

                  The  accompanying  consolidated  financial  statements have been prepared in conformity  with  accounting  principles generally  accepted in the United  States  ("U.S.  GAAP").  Skandia  Vida has been  consolidated  in these  financial statements.  Intercompany  transactions  and balances  between the Company and Skandia Vida have been  eliminated  in consolidation.

                  Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

         B.       New Accounting Standard
                  -----------------------

                  Effective January 1, 2001, the Company adopted Statement of Financial  Accounting  Standards No. 133, "Accounting for
                  Derivative  Instruments  and Hedging  Activities,"  as amended by SFAS 137 and SFAS 138  (collectively  "SFAS  133").
                  Derivative instruments held by the Company consist of equity put option contracts utilized to

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  manage the economic risks associated with guaranteed  minimum death benefits ("GMDB").  These derivative  instruments are carried at fair value.  Realized and unrealized gains and losses are reported in the  Consolidated  Statements of
                  Income,  together with GMDB claims expense,  as a component of Guaranteed Minimum Death Benefit Claims, Net of Hedge.
                  The adoption of SFAS No. 133 did not have a material effect on the Company's financial statements.

                  Effective  April 1, 2001, the Company  adopted the Emerging  Issues Task Force ("EITF") Issue 99-20,  "Recognition of
                  Interest  Income and  Impairment on Purchased and Retained  Beneficial  Interests in Securitized  Financial  Assets."
                  Under the consensus,  investors in certain asset-backed  securities are required to record changes in their estimated yield on a prospective  basis and to evaluate these  securities for an other than temporary  decline in value. If the fair value of the  asset-backed  security has declined below its carrying  amount and the decline is determined to be other than  temporary,  the security is written  down to fair value.  The adoption of EITF Issue 99-20 did not have a significant effect on the Company's financial statements.

                  In July 2001, the Financial Accounting  Standards Board ("FASB") issued Statement of Financial Accounting  Standards.
                  No. 142  "Accounting  for  Goodwill  and  Intangible  Assets"  ("SFAS  142").  Under the new  standard,  goodwill and intangible  assets  deemed to have  indefinite  lives  will no  longer be  amortized  but will be  subject  to annual impairment  tests in accordance  with the new standard.  Other  intangible  assets will continue to be amortized over their useful lives.

                  The Company applied the new rules on the accounting for goodwill and other intangible  assets in the first quarter of
                  2002.  The adoption of SFAS 142 did not have a significant impact on the Company's financial statements.

C.       Investments
         -----------

                  The Company has classified its fixed maturity  investments as  available-for-sale  and, as such,  they are carried at fair value with changes in unrealized gains and losses reported as a component of other comprehensive income.

                  The Company has classified its equity  securities  held in support of a deferred  compensation  plan (see Note 12) as available-for-sale.  Such  investments are carried at fair value with changes in unrealized gains and losses reported as a component of other comprehensive income.

                  Policy loans are carried at their unpaid principal balances.

                  Realized capital gains and losses on disposal of investments are determined by the specific identification method.

                  Other than  temporary  impairment  charges are  determined  based on an analysis  that is  performed on a security by security basis and includes quantitative and qualitative factors.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

D.       Derivative Instruments
         ----------------------

                  The Company uses derivative instruments,  which consist of equity put option contracts, for risk management purposes, and not for trading or  speculation.  The Company  hedges the economic  GMDB exposure  associated  with equity market fluctuations.  As the equity markets decline,  the Company's  exposure to future GMDB claims  increases.  Conversely, as the equity  markets  increase  the  Company's  exposure to future GMDB claims  decreases.  The claims  exposure is reduced by the market value effect of the option contracts purchased.

                  Based on criteria  described in SFAS 133, the Company's fair value hedges do not qualify as  "effective"  hedges and, therefore,  hedge accounting may not be applied.  Accordingly,  the derivative  investments are carried at fair value with changes in unrealized  gains and losses being recorded in income as those changes occur.  As such, both realized and  unrealized  gains and losses are reported in the  Consolidated  Statements of Income,  together with GMDB claims expense, as a component of Guaranteed Minimum Death Benefit Claims, Net of Hedge.

                  As of  December  31,  2002 and 2001,  the  accumulated  difference  between  cost and market  value on the  Company's derivatives was an unrealized gain of $1,434 and an unrealized loss of $3,715,  respectively.  The amount of realized and unrealized  gains (losses) on the Company's  derivatives  recorded during the years ended December 31, 2002, 2001 and 2000 was $31,803, $12,027 and ($2,619), respectively.

E.       Cash Equivalents
         ----------------

                  The Company considers all highly liquid time deposits,  commercial paper and money market mutual funds purchased with a maturity date, at acquisition, of three months or less to be cash equivalents.

                  As of December 31, 2002,  $50 of cash  reflected on the Company's  financial  statements was restricted in compliance with regulatory requirements.

         F.       State Insurance Licenses
                  ------------------------

                  Licenses to do business  in all states have been  capitalized  and  reflected  at the  purchase  price of $6,000 less accumulated  amortization  of $2,038 at December 31, 2002.  Due to the adoption of SFAS 142, the cost of the licenses is no longer being  amortized but is subjected to an annual  impairment  test.  As of December 31, 2002,  the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore,  no impairment charge was required.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         G.       Income Taxes
                  ------------

                  The Company is  included in the  consolidated  federal  income tax return  filed by Skandia  U.S.  Inc.  and its U.S.
                  subsidiaries.  In  accordance  with the tax sharing  agreement,  the federal  income tax  provision  is computed on a separate return basis as adjusted for consolidated  items.  Pursuant to the terms of this agreement,  the Company has the right to recover  the value of losses  utilized  by the  consolidated  group in the year of  utilization.  To the extent the Company  generates  income in future years,  the Company is entitled to offset future taxes on that income through the application of its loss carry forward generated in the current year.

                  Deferred  income taxes reflect the net tax effects of temporary  differences  between the carrying  amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

         H.       Recognition of Revenue and Contract Benefits
                  --------------------------------------------

                  Revenues for variable  deferred  annuity  contracts  consist of charges  against  contract  owner  account  values or separate accounts for mortality and expense risks,  administration  fees, surrender charges and an annual maintenance fee per  contract.  Revenues for  mortality  and expense  risk  charges and  administration  fees are  recognized  as assessed  against the contract  holder.  Surrender charge revenue is recognized when the surrender charge is assessed against the contract  holder at the time of surrender.  Annual  maintenance  fees are earned  ratably  throughout the year.

                  Benefit  reserves  for the  variable  investment  options on annuity  contracts  represent  the account  value of the contracts and are included in the separate account liabilities.

                  Fee income from mutual fund organizations is recognized when assessed against assets under management.

                  Revenues for variable  immediate  annuity and  supplementary  contracts  with life  contingencies  consist of certain charges against contract owner account values including  mortality and expense risks and  administration  fees. These charges and fees are recognized as revenue as assessed  against the contract  holder.  Benefit  reserves for variable immediate  annuity  contracts  represent the account value of the contracts and are included in the separate  account liabilities.

                  Revenues for the market value adjusted  fixed  investment  option on annuity  contracts  consist of separate  account investment  income reduced by amounts  credited to the contract  holder for interest.  This net spread is included in return credited to contract owners on the  consolidated  statements of income.  Benefit  reserves for these contracts represent the account value of the contracts plus a

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  market value  adjustment,  and are included in the general account reserve for future policy and contract benefits to the extent in excess of the separate account assets, typically for the market value adjustment at the reporting date.

                  Revenues for fixed immediate  annuity and fixed  supplementary  contracts without life  contingencies  consist of net investment  income,  reported as a component of return  credited to contract  owners.  Revenues  for fixed  immediate annuity contracts with life  contingencies  consist of single premium payments  recognized as annuity  considerations when  received.  Benefit  reserves for these  contracts  are based on  applicable  actuarial  standards  with assumed interest  rates that vary by issue  year and are  included  in the  general  account  reserve  for future  policy and contract benefits.  Assumed interest rates ranged from 6.25% to 8.25% at December 31, 2002 and 2001.

                  Revenues for variable life insurance  contracts  consist of charges against contract owner account values or separate accounts for  mortality  and expense risk fees,  administration  fees,  cost of insurance  fees,  taxes and surrender charges.  Certain  contracts also include charges  against  premium to pay state premium taxes.  All of these charges are recognized as revenue when assessed  against the contract  holder.  Benefit  reserves for variable life insurance contracts represent the account value of the contracts and are included in the separate account liabilities.

         I.       Deferred Acquisition Costs
                  --------------------------

                  The costs of acquiring new business,  which vary with and are primarily related to new business generated,  are being deferred,  net of reinsurance.  These costs include commissions,  purchase credits,  costs of contract issuance,  and certain selling expenses that vary with production.

                  The Company uses the retrospective  deposit method for amortizing deferred  acquisition costs. This method results in deferred  acquisition  costs being  amortized in proportion to expected  gross profits,  from  surrender  charges and policy and asset based fees,  net of operating  and claim  costs.  The  deferred  acquisition  cost asset is adjusted retrospectively  and prospectively  when estimates of current and future gross profits to be realized from a group of products are revised.  Critical assumptions in estimating gross profits include those for surrenders,  long-term fund growth rate,  expenses and death  benefits.  The long-term fund growth rate, in large part,  determines the estimated future asset  levels on which the most  significant  revenues are based.  The  Company's  long-term  fund growth rate assumption is 8% (net of charges  assessed  against the underlying  mutual fund,  but before charges  assessed at the separate account and contract  level).  When current period actual asset growth is greater or less than the Company's long-term  expectation,  the Company adjusts the short-term asset growth rate to a level that will allow the Company, in the  short-term,  to resume the  long-term  asset growth rate  expectation.  The  short-term  asset growth rate is subject to constraints surrounding actual market conditions.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  Details of deferred acquisition costs and related amortization for the years ended December 31, are as follows:

                                                                 2002            2001            2000
                                                                 ----            ----            ----
                  Balance at beginning of year              $   1,383,281   $   1,398,192   $   1,087,705
                  Acquisition costs deferred during the
                       year                                       244,322         209,136         495,103
                  Acquisition costs amortized during the
                       year                                      (510,059)       (224,047)       (184,616)
                                                            -------------   -------------   -------------
                  Balance at end of year                    $   1,117,544   $   1,383,281   $   1,398,192
                                                            =============   =============   =============

                  As asset growth rates, during 2002 and 2001, have been far below the Company's long-term  assumption,  the adjustment to the  short-term  asset growth rate had risen to a level,  before being capped,  that in  management's  opinion was excessive in the current market  environment.  Based on an analysis of those short-term  rates, the related estimates of future gross profits and an impairment  study,  management of the Company  determined  that the  short-term  asset growth rate should be reset to the level of the long-term  growth rate  expectation  as of September  30, 2002.  This resulted in an acceleration of amortization of approximately $206,000.

                  Throughout the year, the Company also updated its future  estimated  gross profits with respect to certain  mortality assumptions  reflecting  actual  experience and the decline in the equity markets  resulting in additional  increased amortization of approximately $72,000.

         J.       Reinsurance
                  -----------

                  The Company cedes reinsurance  under modified  co-insurance  arrangements.  These  reinsurance  arrangements  provide additional  capacity for growth in supporting the cash flow strain from the Company's  variable  annuity and variable life insurance business.  The reinsurance is effected under quota share contracts.

                  At December 31, 2002 and 2001, in accordance with the provisions of the modified coinsurance agreements,  the Company accrued approximately $5,447 and $7,733,  respectively,  for amounts receivable from favorable reinsurance experience on certain blocks of variable annuity business.

         K.       Translation of Foreign Currency
                  -------------------------------

                  The financial  position and results of operations of Skandia Vida are measured using local currency as the functional currency.  Assets and  liabilities  are  translated  at the exchange rate in effect at each  year-end.  Statements of income and changes in  shareholder's  equity accounts are translated at the average rate prevailing  during the year.
                  Translation  adjustments  arising  from the use of differing  exchange  rates from period to period are reported as a component of other comprehensive income.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         L.       Separate Accounts
                  -----------------

                  Assets and  liabilities  in separate  accounts are included as separate  captions in the  consolidated  statements of financial  condition.  Separate account assets consist  principally of long term bonds,  investments in mutual funds, short-term  securities and cash and cash  equivalents,  all of which are carried at fair value.  The  investments are managed predominately through ASISI,  utilizing various fund managers as sub-advisors.  The remaining investments are managed by independent  investment  firms. The contract holder has the option of directing funds to a wide variety of investment  options,  most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contract  holder.  Fixed  options with minimum  guaranteed  interest  rates are also  available.  The
                  Company bears the credit risk associated with the investments that support these fixed options.

                  Included in Separate  Account  liabilities  are reserves of $1,828,048  and $1,092,944 at December 31, 2002 and 2001,
                  respectively,  relating to deferred  annuity  investment  options for which the contract holder is guaranteed a fixed rate of return.  These reserves are calculated using the Commissioners  Annuity Reserve  Valuation  Method.  Separate
                  Account  assets of  $1,828,048  and  $1,092,944  at December  31, 2002 and 2001,  respectively,  consisting  of fixed maturities, equity securities,  short-term securities, cash and cash equivalents,  accrued investment income, accrued liabilities  and amounts due to/from the General Account are held in support of these annuity  obligations,  pursuant to state regulation.

                  Included in the general  account,  within  Reserves  for Future  Policy and  Contract  Benefits,  is the market value adjustment  associated with the guaranteed,  fixed rate investment  options,  assuming the market value adjustment at the reporting date.

                  Net investment  income (including net realized capital gains and losses) and interest credited to contract holders on separate account assets are not separately reflected in the Consolidated Statements of Income.

M.       Unearned Performance Credits
         ----------------------------

                  The Company defers certain bonus credits  applied to contract holder  deposits.  The credit is reported as a contract holder  liability  within separate  account  liabilities and the deferred expense is reported as a component of other assets.  As the contract  holder must keep the contract  in-force for 10 years to earn the bonus credit,  the Company amortizes  the deferred  expense on a  straight-line  basis over 10 years.  If the  contract  holder  surrenders  the contract or the  contract  holder  dies prior to the end of 10 years,  the bonus  credit is returned to the  Company.
                  This component of the bonus credit is amortized in proportion to expected  surrenders  and mortality.  As of December
                  31, 2002 and 2001, the unearned performance credit asset was $83,288 and $89,234, respectively.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         N.       Estimates
                  ---------

                  The  preparation of financial  statements in conformity  with U.S. GAAP requires that  management  make estimates and assumptions  that affect the reported  amount of assets and  liabilities at the date of the financial  statements and the reported  amounts of revenues and expenses  during the  reporting  period.  The more  significant  estimates  and assumptions  are related to deferred  acquisition  costs and involve  estimates of future policy  lapses,  investment returns and maintenance expenses.  Actual results could differ from those estimates.

3.       INVESTMENTS

         The  amortized  cost,  gross  unrealized  gains and  losses  and fair  value of fixed  maturities  and  investments  in equity securities  as of  December  31,  2002 and 2001 are shown  below.  All  securities  held at  December  31,  2002 and 2001 were publicly traded.

         Investments in fixed maturities as of December 31, 2002 consisted of the following:

                                                                     Gross          Gross
                                                    Amortized     Unrealized     Unrealized
                                                      Cost           Gains         Losses       Fair Value
                                                      ----           -----         ------       ----------
         U.S. Government obligations              $    270,969   $    15,658       $    (78)   $    286,549
         Obligations of state and political
           subdivisions                                    253             9             (1)            261
         Corporate securities                          108,200         3,631            (40)        111,791
                                                  ------------   -----------       --------    ------------
              Totals                              $    379,422   $    19,298       $   (119)   $    398,601
                                                  ============   ===========       ========    ============

         The  amortized  cost and fair value of fixed  maturities,  by  contractual  maturity,  at December  31, 2002 are shown  below.
         Actual maturities may differ from contractual maturities due to call or prepayment provisions.

                                                       Amortized
                                                          Cost        Fair Value
                                                          ----        ----------
         Due in one year or less                      $    12,793   $    12,884
         Due after one through five years                 165,574       171,830
         Due after five through ten years                 186,609       198,913
         Due after ten years                               14,446        14,974
                                                      -----------   -----------
           Total                                      $   379,422   $   398,601
                                                      ===========   ===========

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

3.       INVESTMENTS (continued)

         Investments in fixed maturities as of December 31, 2001 consisted of the following:

                                                                     Gross          Gross
                                                    Amortized     Unrealized     Unrealized
                                                      Cost           Gains         Losses       Fair Value
                                                      ----           -----         ------       ----------
         U.S. Government obligations                 $198,136         $2,869          $(413)      $200,592
         Obligations of state and political
           subdivisions                                   252              8              -            260
         Corporate securities                         158,494          4,051           (566)       161,979
                                                   ----------        -------         ------     ----------
              Totals                                 $356,882         $6,928          $(979)      $362,831
                                                     ========         ======          =====       ========

         Proceeds  from sales of fixed  maturities  during 2002,  2001 and 2000 were  $367,213,  $386,816 and  $302,632,  respectively.
         Proceeds from maturities during 2002, 2001 and 2000 were $50, $4,000 and $1,104, respectively.

         The cost, gross unrealized gains/losses and fair value of investments in equity securities at December 31 are shown below:

                                                           Gross          Gross
                                                        Unrealized     Unrealized        Fair
                                            Cost           Gains         Losses          Value
                                            ----           -----         ------          -----
         2002                             $ 52,017         $ 136        $    (384)     $ 51,769
         2001                             $  49,886        $ 122        $ (4,925)      $ 45,083

         Net realized  investment gains (losses),  determined on a specific  identification  basis, were as follows for the years ended
         December 31:

                                                          2002          2001           2000
                                                          ----          ----           ----
         Fixed maturities:
           Gross gains                                $    8,213      $  8,849       $  1,002
           Gross losses                                   (4,468)       (4,387)        (3,450)

         Investment in equity securities:
           Gross gains                                        90           658          1,913
           Gross losses                                  (13,451)       (4,192)          (153)
                                                      ----------      --------       --------

              Totals                                  $   (9,616)     $    928       $   (688)
                                                      ==========      ========       ========

         During 2002, the Company  determined that certain amounts of its investment in equity  securities were other than  temporarily impaired and, accordingly, recorded a loss of $3,769.

         As of December 31, 2002, the Company did not own any  investments in fixed maturity  securities  whose carrying value exceeded
         10% of the Company's equity.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

3.       INVESTMENTS (continued)

         As of December 31, 2002, the following fixed maturities were restricted in compliance with regulatory requirements:

         Security                                                      Fair Value
         --------                                                      ----------
         U.S. Treasury Note, 6.25%, February 2003                           $4,345
         U.S. Treasury Note, 3.00%, November 2003                              183
         Puerto Rico Commonwealth, 4.60%, July 2004                            210
         Puerto Rico Commonwealth, 4.875%, July 2023                            52

4.       FAIR VALUES OF FINANCIAL INSTRUMENTS

         The methods and assumptions used to determine the fair value of financial instruments are as follows:

         Fair values of fixed  maturities  with active markets are based on quoted market prices.  For fixed  maturities  that trade in less active markets, fair values are obtained from an independent pricing service.

         Fair values of equity securities are based on quoted market prices.

         The fair value of derivative instruments is determined based on the current value of the underlying index.

         The  carrying  value of cash and cash  equivalents  (cost)  approximates  fair  value  due to the  short-term  nature of these investments.

         The carrying value of policy loans approximates fair value.

         Fair value of future fees payable to ASI are determined on a discounted  cash flow basis,  using best estimate  assumptions of lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management.

         The carrying value of short-term borrowings (cost) approximates fair value due to the short-term nature of these liabilities.

         Fair value of surplus notes are  determined  based on a discounted  cash flow basis with a projected  payment of principal and all accrued interest at the maturity date (see Note 14 for payment restrictions).

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

4.       FAIR VALUES OF FINANCIAL INSTRUMENTS (continued)

         The fair values and carrying values of financial instruments at December 31, 2002 and 2001 are as follows:

                                                   December 31, 2002                December 31, 2001
                                                   -----------------                -----------------
                                             Fair Value     Carrying Value    Fair Value     Carrying Value
                                           -------------- ------------------ ------------- ------------------
                                           -------------- ------------------ ------------- ------------------
        Assets
        ------
        Fixed Maturities                         $398,601           $398,601      $362,831           $362,831
        Equity Securities                          51,769             51,769        45,083             45,083
        Derivative Instruments                     10,370             10,370         5,525              5,525
        Policy Loans                                7,559              7,559         6,559              6,559

        Liabilities
        -----------
        Future Fees Payable to ASI                429,773            708,249       546,357            799,472
        Short-term Borrowing                       10,000             10,000        10,000             10,000
        Surplus Notes and accrued
           interest of $29,230 and
           $25,829 in 2002 and 2001,
           respectively                           140,777            139,230       174,454            169,829

5.       NET INVESTMENT INCOME

         The sources of net investment income for the years ended December 31 were as follows:

                                                          2002          2001           2000
                                                          ----          ----           ----
         Fixed maturities                              $  18,015     $  18,788      $  13,502
         Cash and cash equivalents                         1,116           909          5,209
         Equity securities                                   809           622             99
         Policy loans                                        403           244             97
                                                      ----------    ----------     ----------
         Total investment income                          20,343        20,563         18,907
         Investment expenses                                (711)         (437)          (312)
                                                      ----------    ----------     ----------
         Net investment income                         $19,632       $  20,126      $  18,595
                                                       ========      ========= ==   =========

6.       INCOME TAXES

         The significant components of income tax expense for the years ended December 31 were as follows:

                                                            2002          2001         2000
                                                            ----          ----         ----
         Current tax benefit                            $    (3,739)   $  (39,047)  $   (29,244)
         Deferred tax expense, excluding operating
           loss carryforwards                                35,915        60,587        60,023
         Deferred tax benefit for operating and
           capital loss carryforwards                      (134,986)      (14,372)            -
                                                        -----------    ----------   -----------
              Total income tax (benefit) expense        $  (102,810)   $    7,168   $    30,779
                                                        ===========    ==========   ===========

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                             Notes to Consolidated Financial Statements (continued)

6.       INCOME TAXES (continued)

         Deferred tax assets (liabilities) include the following at December 31:

                                                           2002          2001
                                                           ----          ----
         Deferred tax assets:
           GAAP to tax reserve differences             $   165,348   $   241,503
           Future fees payable to ASI                       21,475        63,240
           Deferred compensation                            20,603        20,520
           Net operating loss carry forward                147,360        14,372
           Other                                             6,530        17,276
                                                       -----------   -----------
              Total deferred tax assets                    361,316       356,911
                                                       -----------   -----------

         Deferred tax liabilities:
           Deferred acquisition costs, net                (312,933)     (404,758)
           Net unrealized gains on fixed
              maturity securities                           (6,713)       (2,082)
           Other                                            (3,464)       (5,051)
                                                       -----------   -----------
              Total deferred tax liabilities              (323,110)     (411,891)
                                                       -----------   -----------
                Net deferred tax asset (liability)     $    38,206   $   (54,980)
                                                       ===========   ===========

         In  accordance  with SFAS 109, the Company has  performed  an analysis of its  deferred  tax assets to assess  recoverability.
         Looking at a variety  of items,  most  notably,  the timing of the  reversal  of  temporary  items and future  taxable  income projections, the Company determined that no valuation allowance is needed.

         The income tax (benefit)  expense was different from the amount computed by applying the federal  statutory tax rate of 35% to pre-tax income from continuing operations as follows:

                                                                   2002            2001           2000
                                                                   ----            ----           ----
         (Loss) income before taxes
           Domestic                                           $   (265,361)   $   42,886      $   98,136
           Foreign                                                  (2,706)       (2,619)         (2,540)
                                                              ------------    ----------      ----------
           Total                                                  (268,067)       40,267          95,596
           Income tax rate                                              35%           35%             35%
                                                              -------------   -----------     -----------
         Tax (benefit) expense at federal statutory income
           tax rate                                                (93,823)       14,093          33,459

         Tax effect of:
           Dividend received deduction                             (12,250)       (8,400)         (7,350)
           Losses of foreign subsidiary                                947           917             889
           Meals and entertainment                                     603           603             841
           State income taxes                                            -           (62)           (524)
           Federal provision to return differences                     709          (177)          3,235
           Other                                                     1,004           194             229
                                                              ------------    ----------      ----------
              Income tax (benefit) expense                    $   (102,810)   $    7,168      $   30,779
                                                              ============    ==========      ==========

         The Company's net operating loss carry forwards,  totaling  approximately $421,029 (pre-tax) at December 31, 2002, will expire in 2016 and 2017.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

7.       COST ALLOCATION AGREEMENTS WITH AFFILIATES

         Certain  operating  costs  (including  rental of office space,  furniture,  and equipment) have been charged to the Company at cost by American Skandia Information  Services and Technology  Corporation  ("ASIST"),  an affiliated company.  ASLAC signed a written  service  agreement with ASIST for these services  executed and approved by the  Connecticut  Insurance  Department in
         1995.  This agreement  automatically  continues in effect from year to year and may be terminated by either party upon 30 days written notice.  The Company has also paid and charged  operating  costs to several of its  affiliates.  The total cost to the
         Company  for these items was  $8,177,  $6,179 and $13,974 in 2002,  2001 and 2000,  respectively.  Income  received  for these items was approximately $13,052, $13,166 and $11,186 in 2002, 2001 and 2000, respectively.

         Allocated  depreciation expense was $7,440,  $8,764 and $9,073 in 2002, 2001 and 2000,  respectively.  Allocated lease expense was  $5,808,  $6,517 and $5,606 in 2002,  2001 and 2000,  respectively.  Allocated  sub-lease  rental  income,  recorded  as a reduction to lease  expense,  was $738, $30 and $0 in 2002,  2001 and 2000,  respectively.  Assuming that the written  service agreement  between ASLAC and ASIST  continues  indefinitely,  ASLAC's  allocated  future  minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2002 are as follows:

                                                                       Lease         Sub-Lease
                                                                       -----         ---------
                                  2003                            $     4,847      $     1,616
                                  2004                                  5,275            1,773
                                  2005                                  5,351            1,864
                                  2006                                  5,328            1,940
                                  2007                                  5,215            1,788
                                  2008 and thereafter                  19,629            7,380
                                                                  -----------      -----------
                                  Total                           $    45,645      $    16,361
                                                                  ===========      ===========

         Beginning in 1999,  the Company was  reimbursed by ASM for certain  distribution  related costs  associated  with the sales of business  through an investment  firm where ASM serves as an introducing  broker dealer.  Under this  agreement,  the expenses reimbursed were $8,255,  $6,610 and $6,064 in 2002,  2001 and 2000,  respectively.  As of December 31, 2002 and 2001,  amounts receivable under this agreement were approximately $458 and $639, respectively.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

8.       FUTURE FEES PAYABLE TO ASI

         In a series of  transactions  with ASI,  the  Company  transferred  certain  rights to  receive a portion  of future  fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

         The proceeds  from the  transfers  have been recorded as a liability  and are being  amortized  over the  remaining  surrender charge  period of the  designated  contracts  using the  interest  method.  The Company did not  transfer the right to receive future fees and charges after the expiration of the surrender charge period.

         In  connection  with  these  transactions,  ASI,  through  special  purpose  trusts,  issued  collateralized  notes in private placements, which are secured by the rights to receive future fees and charges purchased from the Company.

         Under the terms of the securitization  purchase  agreements,  the rights  transferred  provide for ASI to receive a percentage
         (60%,  80% or 100%  depending on the  underlying  commission  option) of future  mortality and expense  charges and contingent deferred  sales  charges,  after  reinsurance,  expected to be realized  over the  remaining  surrender  charge  period of the designated  contracts  (generally 6 to 8 years).  The  liability  for future fees payable to ASI at the balance  sheet date is based on the consideration  received less principal repayments according to amortization  schedules that were developed at the inception of the  transactions.  If actual  mortality and expense charges and contingent  deferred sales charges are less than those  projected in the original  amortization  schedules,  calculated  on a  transaction  by  transaction  basis,  ASI has no recourse against the Company.  As account values associated with the designated  contracts have declined,  consistent with the overall  decline in the equity  markets,  current  mortality  and  expense  charges  have been lower than  expected on certain transactions  and it is likely that future  mortality  and expense  charges,  on those same  transactions,  will be lower than originally  projected.  As a result,  the ultimate cash flows associated with these transactions that will transfer to ASI may be lower than the current carrying amount of the liability (see Note 4).

         On April 12, 2002,  the Company  entered into a new  securitization  purchase  agreement  with ASI.  This  transaction  covers designated  blocks of business  issued from November 1, 2000 through  December 31, 2001.  The  estimated  present value of the transaction at April 12, 2002, using a discount rate of 6.00%, was $101,713.

         Payments,  representing fees and charges in the aggregate amount, of $186,810,  $207,731 and $219,523 were made by the Company to ASI in 2002, 2001 and 2000,  respectively.  Related interest expense of $828,  $59,873 and $70,667 has been included in the consolidated statements of income for 2002, 2001 and 2000, respectively.

         The  Commissioner  of the State of  Connecticut  has approved the transfer of future fees and charges;  however,  in the event that the Company becomes subject to an order of liquidation or  rehabilitation,  the  Commissioner has the ability to restrict the payments due to ASI, into a restricted account, under the Purchase Agreement subject to certain terms and conditions.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

8.       FUTURE FEES PAYABLE TO ASI (continued)

         The present values of the transactions as of the respective effective date were as follows:

                              Closing      Effective        Contract Issue        Discount       Present
           Transaction         Date          Date               Period              Rate          Value
           -----------         ----          ----               ------              ----          -----

             1996-1           12/17/96        9/1/96        1/1/94 - 6/30/96        7.5%          $50,221
             1997-1            7/23/97        6/1/97        3/1/96 - 4/30/97        7.5%           58,767
             1997-2           12/30/97       12/1/97        5/1/95 - 12/31/96       7.5%           77,552
             1997-3           12/30/97       12/1/97        5/1/96 - 10/31/97       7.5%           58,193
             1998-1            6/30/98        6/1/98        1/1/97 - 5/31/98        7.5%           61,180
             1998-2           11/10/98       10/1/98        5/1/97 - 8/31/98        7.0%           68,573
             1998-3           12/30/98       12/1/98        7/1/96 - 10/31/98       7.0%           40,128
             1999-1            6/23/99        6/1/99        4/1/94 - 4/30/99        7.5%          120,632
             1999-2           12/14/99       10/1/99       11/1/98 - 7/31/99        7.5%          145,078
             2000-1            3/22/00        2/1/00        8/1/99 - 1/31/00        7.5%          169,459
             2000-2            7/18/00        6/1/00        2/1/00 - 4/30/00        7.25%          92,399
             2000-3           12/28/00       12/1/00        5/1/00 - 10/31/00       7.25%         107,291
             2000-4           12/28/00       12/1/00        1/1/98 - 10/31/00       7.25%         107,139
             2002-1            4/12/02        3/1/02       11/1/00 - 12/31/01       6.00%         101,713

         Payments of future fees payable to ASI, according to original amortization schedules, as of December 31, 2002 are as follows:

                                          Year         Amount
                                          ----         ------

                                          2003      $   186,854
                                          2004          171,093
                                          2005          147,902
                                          2006          117,761
                                          2007           66,270
                                          2008           18,369
                                                    -----------
                                          Total     $   708,249
                                                    ===========

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

9.       LEASES

         The Company  entered into an eleven year lease  agreement  for office space in  Westminster,  Colorado,  effective  January 1,
         2001.  Lease expense for 2002 and 2001 was $2,583 and $1,602,  respectively.  Sub-lease  rental income was $227 in 2002 and $0 in 2001.  Future  minimum  lease  payments  and  sub-lease  receipts  per year and in aggregate as of December 31, 2002 are as follows:

                                                                       Lease           Sub-Lease
                                                                       -----           ---------
                                   2003                          $    1,913         $      426
                                   2004                               1,982                455
                                   2005                               2,050                500
                                   2006                               2,050                533
                                   2007                               2,050                222
                                   2008 and thereafter                8,789                  0
                                                                 ----------         ----------
                                   Total                         $   18,834         $    2,136
                                                                 ==========         ==========

10.      RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Statutory basis shareholder's equity was $279,957 and $226,780 at December 31, 2002 and 2001, respectively.

         The Company  incurred  statutory  basis net losses in 2002 of $192,474  due  primarily to  significant  declines in the equity markets,  increasing GMDB reserves  calculated on a statutory  basis.  Statutory  basis net losses for 2001 were $121,957,  as compared to income of $11,550 in 2000.

         Under various state insurance  laws, the maximum amount of dividends that can be paid to  shareholders  without prior approval of the state  insurance  department is subject to  restrictions  relating to statutory  surplus and net gain from  operations.
         For 2003, no amounts may be distributed without prior approval.

11.      STATUTORY ACCOUNTING PRACTICES

         The Company  prepares its statutory basis  financial  statements in accordance  with  accounting  practices  prescribed by the
         State of Connecticut  Insurance  Department.  Prescribed  statutory  accounting practices include publications of the National
         Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules.

         The NAIC adopted the  Codification of Statutory  Accounting  Principles  (Codification)  in March 1998. The effective date for codification  was January 1, 2001. The Company's  state of domicile,  Connecticut,  has adopted  codification  and the Company has made the necessary changes in its statutory  accounting and reporting required for  implementation.  The overall impact of adopting  codification in 2001 was a one-time,  cumulative change in accounting benefit recorded directly in statutory surplus of $12,047.

         In addition,  during 2001, based on a recommendation from the State of Connecticut Insurance  Department,  the Company changed its statutory method of accounting for its

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

11.      STATUTORY ACCOUNTING PRACTICES (continued)

         liability  associated  with  securitized  variable  annuity  fees.  Under the new  method of  accounting,  the  liability  for securitized  fees is established  consistent with the method of accounting for the liability  associated with variable annuity fees ceded under  reinsurance  contracts.  This equates to the statutory  liability at any  valuation  date being equal to the
         Commissioners  Annuity  Reserve  Valuation  Method  (CARVM) offset related to the  securitized  contracts.  The impact of this change in accounting,  representing  the difference in the liability  calculated under the old method versus the new method as of January 1, 2001,  was  reported as a  cumulative  effect of change in  accounting  benefit  recorded  directly in statutory surplus of approximately $20,215.

         In 2001, the Company, in agreement with the Connecticut Insurance  Department,  changed its reserving methodology to recognize free  partial  withdrawals  and to reserve  on a  "continuous"  rather  than  "curtate"  basis.  The impact of these  changes, representing  the difference in reserves  calculated  under the new methods versus the old methods,  was recorded  directly to surplus as changes in reserves on account of  valuation  basis.  This  resulted  in an increase to the  unassigned  deficit of approximately $40,511.

         Effective  January 1, 2002, the Company  adopted  Statement of Statutory  Accounting  Principles No. 82,  "Accounting  for the
         Costs of Computer  Software  Developed  or Obtained  for Internal Use and Web Site  Development  Costs"  ("SSAP 82").  SSAP 82
         requires the  capitalization  of certain costs  incurred in  connection  with  developing or obtaining  internal use software.
         Prior to the adoption of SSAP 82, the Company  expensed all internal use software  related costs as incurred.  The Company has identified and capitalized  $5,935 of costs  associated with internal use software as of January 1, 2002 and is amortizing the applicable costs on a straight-line  basis over a three year period.  The costs  capitalized as of January 1, 2002 resulted in a direct increase to surplus.  Amortization expense for the year ended December 31, 2002 was $757.

12.      EMPLOYEE BENEFITS

         The Company has a 401(k) plan for which  substantially  all employees are eligible.  Under this plan,  the Company  provides a
         50% match on employees'  contributions up to 6% of an employee's  salary (for an aggregate match of up to 3% of the employee's salary).  Additionally,  the Company may contribute  additional  amounts based on  profitability of the Company and certain of its  affiliates.  Expenses  related  to this  program  in 2002,  2001 and 2000 were $719,  $2,738  and  $3,734,  respectively.
         Company  contributions  to this plan on behalf of the  participants  were  $921,  $2,549  and  $4,255 in 2002,  2001 and 2000, respectively.

         The Company has a deferred  compensation  plan,  which is available to the field marketing staff and certain other  employees.
         Expenses related to this program in 2002, 2001 and 2000 were $3,522,  $1,615 and $1,030,  respectively.  Company contributions to this plan on behalf of the participants were $5,271, $1,678 and $2,134 in 2002, 2001 and 2000, respectively.

         The  Company  and  certain  affiliates  cooperatively  have a  long-term  incentive  program  under which units are awarded to executive  officers  and other  personnel.  The Company and  certain  affiliates  also have a profit  sharing  program,  which benefits all employees

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

12.      EMPLOYEE BENEFITS (continued)

         below the  officer  level.  These  programs  consist  of  multiple  plans  with new plans  instituted  each  year.  Generally, participants  must remain  employed by the  Company or its  affiliates  at the time such units are payable in order to receive any payments  under the programs.  The accrued  liability  representing  the value of these units was $7,083 and $13,645 as of
         December 31, 2002 and 2001,  respectively.  Expenses  (income)  related to these programs in 2002, 2001 and 2000, were $1,471,
         ($9,842) and $2,692,  respectively.  Payments  under these  programs were $8,033,  $8,377 and $13,697 in 2002,  2001 and 2000, respectively.

13.      FINANCIAL REINSURANCE

         The Company cedes  insurance to other  insurers in order to fund the cash strain  generated from  commission  costs on current sales and to limit its risk exposure.  The Company uses modified  coinsurance  reinsurance  arrangements whereby the reinsurer shares in the experience of a specified  book of business.  These  reinsurance  transactions  result in the Company  receiving from the reinsurer an upfront ceding  commission on the book of business ceded in exchange for the reinsurer  receiving in the future,  the future fees  generated  from that book of  business.  Such  transfer  does not relieve the Company of its primary liability and, as such,  failure of reinsurers to honor their  obligation  could result in losses to the Company.  The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

         The effect of reinsurance for the 2002, 2001 and 2000 was as follows:

        2002                                                            Gross          Ceded           Net
        ----                                                            -----          -----           ---
        Annuity and life insurance charges and fees                 $   406,272     $   (36,268)  $   370,004
        Return credited to contract owners                          $     5,221     $       (25)  $     5,196
        Underwriting, acquisition and other insurance
        expenses (deferal of acquisition costs)                     $   154,588     $    34,140   $   188,728
        Amortization of deferred acquisition costs                  $   542,945     $   (32,886)  $   510,059

        2001
        ----
        Annuity and life insurance charges and fees                 $   430,914     $   (42,218)  $   388,696
        Return credited to contract owners                          $     5,704     $        92   $     5,796
        Underwriting, acquisition and other insurance
        expenses (deferral of acquisition costs)                    $   163,677     $    33,078   $   196,755
        Amortization of deferred acquisition costs                  $   231,290     $    (7,243)  $   224,047

        2000
        ----
        Annuity and life insurance charges and fees                 $   473,318     $   (48,740)  $   424,578
        Return credited to contract owners                          $     8,540     $       (77)  $     8,463
        Underwriting, acquisition and other insurance
        expenses (deferral of acquisition costs)                    $   108,399     $    42,198   $   150,597
        Amortization of deferred acquisition costs                  $   205,174     $   (20,558)  $   184,616

         In December 2000,  the Company  entered into a modified  coinsurance  agreement with SICL covering  certain  contracts  issued since January 1996.  The impact of this treaty to the

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

13.      FINANCIAL REINSURANCE (continued)

         Company was pre-tax  (loss)  income of  ($4,137),  $8,394 and $23,341 in 2002,  2001 and 2000,  respectively.  At December 31,
         2002 and 2001, $675 and $1,137, respectively, was receivable from SICL under this agreement.

14.      SURPLUS NOTES

         The Company has issued  surplus  notes to ASI in exchange  for cash.  Surplus  notes  outstanding  as of December 31, 2002 and
         2001, and interest expense for 2002, 2001 and 2000 were as follows:

                                                     Liability as of
                                                      December 31,                    Interest Expense
                                   Interest                                            For the Years
            Note Issue Date          Rate          2002          2001          2002         2001         2000
         ----------------------    ---------     ----------    ----------    ---------    ---------    ---------
         ----------------------    ---------     ----------

         February 18, 1994           7.28%               -             -             -            -          732
         March 28, 1994              7.90%               -             -             -            -          794
         September 30, 1994          9.13%               -             -             -        1,282        1,392
         December 19, 1995           7.52%               -        10,000           520          763          765
         December 20, 1995           7.49%               -        15,000           777        1,139        1,142
         December 22, 1995           7.47%               -         9,000           465          682          684
         June 28, 1996               8.41%          40,000        40,000         3,411        3,411        3,420
         December 30, 1996           8.03%          70,000        70,000         5,699        5,699        5,715
                                                 ----------    ----------    ---------    ---------    ---------
                                                 ----------    ----------    ---------    ---------    ---------

         Total                                    $110,000      $144,000       $10,872      $12,976      $14,644
                                                 ==========    ==========    =========    =========    =========

         On September 6, 2002,  surplus notes for $10,000,  dated  December 19, 1995,  $15,000,  dated  December 20, 1995,  and $9,000, dated  December 22,  1995,  were  repaid.  On December 3, 2001, a surplus  note,  dated  September  30, 1994,  for $15,000 was repaid.  On December 27, 2000,  surplus notes for $10,000,  dated February 18, 1994, and $10,000,  dated March 28, 1994,  were repaid.  All surplus notes mature seven years from the issue date.

         Payment of interest and repayment of principal for these notes is subject to certain  conditions  and require  approval by the
         Insurance  Commissioner  of the State of Connecticut.  At December 31, 2002 and 2001,  $29,230 and $25,829,  respectively,  of accrued interest on surplus notes was not permitted for payment under these criteria.

15.      SHORT-TERM BORROWING

         The  Company  had a  $10,000  short-term  loan  payable  to ASI at  December  31,  2002 and 2001 as part of a  revolving  loan agreement.  The loan had an interest  rate of 1.97% and matured on January 13,  2003.  The loan was  subsequently  rolled over with a new  interest  rate of 1.82% and a new  maturity  date of March 13,  2003.  The loan was further  extended to April 30,
         2003 and a new interest rate of 1.71%.  The total  related  interest  expense to the Company was $271,  $522 and $687 in 2002,
         2001 and 2000, respectively.  Accrued interest payable was $10 and $113 as of December 31, 2002 and 2001, respectively.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

15.      SHORT-TERM BORROWING (continued)

         On January 3, 2002,  the Company  entered  into a $150,000  credit  facility  with ASI.  This credit  facility  terminates  on
         December 31, 2005 and bears  interest at the offered rate in the London  interbank  market (LIBOR) plus 0.35 percent per annum for the relevant  interest  period.  Interest  expense related to these  borrowings was $2,243 for the year ended December 31,
         2002.  As of December 31, 2002, no amount was outstanding under this credit facility.

16.      CONTRACT WITHDRAWAL PROVISIONS

         Approximately  99% of the Company's  separate account  liabilities are subject to discretionary  withdrawal by contract owners at market value or with market value  adjustment.  Separate  account assets,  which are carried at fair value, are adequate to pay such  withdrawals,  which are generally  subject to surrender  charges ranging from 10% to 1% for contracts held less than
         10 years.

17.      RESTRUCTURING CHARGES

         On March 22,  2001 and  December  3, 2001,  the  Company  announced  separate  plans to reduce  expenses  to better  align its operating  infrastructure  with the current investment market  environment.  As part of the two plans, the Company's workforce was  reduced by  approximately  140  positions  and 115  positions,  respectively,  affecting  substantially  all areas of the
         Company.  Estimated  pre-tax  severance  benefits  of $8,500  have been  charged  against  2001  operations  related  to these reductions.  These  charges  have been  reported in the  Consolidated  Statements  of Income as a component  of  Underwriting,
         Acquisition and Other Insurance Expenses. As of December 31, 2002 and 2001, the remaining  restructuring  liability,  relating primarily to the December 3, 2001 plan, was $12 and $4,104, respectively.

18.      COMMITMENTS AND CONTINGENT LIABILITIES

         In recent years, a number of annuity  companies have been named as defendants in class action lawsuits  relating to the use of variable  annuities as funding vehicles for tax- qualified  retirement  accounts.  The Company is currently a defendant in one such lawsuit.  A purported class action  complaint was filed in the United States District Court for the Southern  District of
         New York on  December  12,  2002,  by Diane C.  Donovan  against  the Company  and  certain of its  affiliates  (the  "Donovan
         Complaint").  The  Donovan  Complaint  seeks  unspecified  compensatory  damages  and  injunctive  relief from the Company and certain of its  affiliates.  The Donovan  Complaint  claims that the Company and certain of its  affiliates  violated  federal securities laws in marketing  variable  annuities.  This litigation is in the preliminary  stages.  The Company  believes this action is without merit, and intends to vigorously defend against this action.

         The  Company  is also  involved  in other  lawsuits  arising,  for the most  part,  in the  ordinary  course  of its  business operations.  While the  outcome of these  other  lawsuits  cannot be  determined  at this  time,  after  consideration  of the defenses available to the Company,  applicable insurance coverage and any related reserves  established,  these other lawsuits are not expected to result in  liability  for amounts  material to the  financial  condition  of the Company,  although it may adversely affect results of operations in future periods.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

18.      COMMITMENTS AND CONTINGENT LIABILITIES (continued)

         As discussed  previously,  on December 19, 2002, SICL entered into a definitive purchase agreement (the "Purchase  Agreement")
         to sell its  ownership  interest in the Company and certain  affiliates  to  Prudential  Financial  for  approximately  $1.265 billion.  The closing of this  transaction,  which is conditioned  upon certain  customary  regulatory and other approvals and conditions, is expected in the second quarter of 2003.

         The purchase  price that was agreed to between SICL and  Prudential  Financial was based on a September 30, 2002  valuation of the Company and certain  affiliates.  As a result,  assuming the transaction  closes,  the economics of the Company's business from  September  30, 2002 forward will inure to the benefit or detriment  of  Prudential  Financial.  Included in the Purchase
         Agreement,  SICL has agreed to indemnify  Prudential  Financial  for certain  liabilities  that may arise  relating to periods prior to  September  30,  2002.  These  liabilities  generally  include  market  conduct  activities,  as well as contract and regulatory compliance (referred to as "Covered Liabilities").

         Related to the  indemnification  provisions  contained  in the  Purchase  Agreement,  SICL has signed,  for the benefit of the
         Company,  an indemnity  letter,  effective  December 19, 2002, to make the Company whole for certain Covered  Liabilities that come to  fruition  during  the  period  beginning  December  19,  2002 and  ending  with the  close of the  transaction.  This indemnification  effectively  transfers the risk associated with those Covered Liabilities from the Company to SICL concurrent with the signing of the definitive purchase agreement rather than waiting until the transaction closes.

19.      SEGMENT REPORTING

         Assets under  management and sales for products  other than variable  annuities  have not been  significant  enough to warrant full segment disclosures as required by SFAS 131,  "Disclosures about Segments of an Enterprise and Related  Information," and
         the Company does not  anticipate  that they will be so in the future due to changes in the Company's  strategy to focus on its core variable annuity business.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

20.      QUARTERLY FINANCIAL DATA (UNAUDITED)

         The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2002                      March 31       June 30       Sept. 30        Dec. 31
                                                    --------       -------       --------        -------
        Premiums and other insurance revenues*    $   118,797   $    126,614   $    115,931   $    108,488
        Net investment income                           4,965          4,714          5,128          4,825
        Net realized capital losses                    (1,840)        (1,584)        (2,327)        (3,863)
                                                  -----------   ------------   ------------   ------------
        Total revenues                                121,922        129,744        118,732        109,450
        Benefits and expenses*                        112,759        160,721        323,529        150,906
                                                  -----------   ------------   ------------   ------------
        Pre-tax net income (loss)                       9,163        (30,977)      (204,797)       (41,456)
        Income tax expense (benefit)                    1,703        (11,746)       (72,754)       (20,013)
                                                  -----------   ------------   ------------   ------------
        Net income (loss)                         $     7,460   $    (19,231)  $   (132,043)  $    (21,443)
                                                  ===========   ============   ============   ============

         *        For the quarters ended March 31, 2002 and June 30, 2002, the Company had overstated  premiums ceded in revenues.  The above  presentation  reflects an equal and offsetting  reclassification  of these amounts to benefits and expenses with no net income impact.

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2001                      March 31       June 30       Sept. 30        Dec. 31
                                                    --------       -------       --------        -------
        Premiums and other insurance revenues***  $   130,885   $    128,465   $    122,708   $    119,604
        Net investment income**                         5,381          4,997          5,006          4,742
        Net realized capital gains (losses)             1,902            373            376         (1,723)
                                                  -----------   ------------   ------------   ------------
        Total revenues                                138,168        133,835        128,090        122,623
        Benefits and expenses**  ***                  122,729        110,444        123,307        125,969
                                                  -----------   ------------   ------------   ------------
        Pre-tax net income (loss)                      15,439         23,391          4,783         (3,346)
        Income tax expense (benefit)                    4,034          7,451           (480)        (3,837)
                                                  -----------   ------------   -------------  ------------
        Net income                                $    11,405   $     15,940   $      5,263   $        491
                                                  ===========   ============   ============   ============

         **       For the quarters  ended March 31, 2001,  June 30, 2001 and  September 30, 2001,  the Company had reported  investment
                  performance   associated  with  its  derivatives  as  net  investment  income.  The  above  presentation  reflects  a reclassification of these amounts to benefits and expenses.
         ***      For the  quarters  ended  September  30, 2001 and December 31, 2001,  the Company had  overstated  premiums  ceded in revenues.  The above presentation reflects an equal and offsetting  reclassification of these amounts to benefits and expenses with no net income impact.

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                (an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                                        Notes to Consolidated Financial Statements (continued)

20.      QUARTERLY FINANCIAL DATA (UNAUDITED) (continued)

                                                                      Three Months Ended
                                                  ----------------------------------------------------------
                          2000                      March 31       June 30       Sept. 30        Dec. 31
                                                    --------       -------       --------        -------
        Premiums and other insurance revenues     $    137,040  $    139,346   $   147,819    $    135,866
        Net investment income****                        4,343         4,625         4,619           5,008
        Net realized capital gains (losses)                729        (1,436)         (858)            877
        Total revenues                                 142,112       142,535       151,580         141,751
        Benefits and expenses****                      107,893       122,382       137,843         114,264
        Pre-tax net income                              34,219        20,153        13,737          27,487
        Income tax expense                              10,038         5,225         3,167          12,349
        Net income                                $     24,181  $     14,928   $    10,570    $     15,138
                                                  ============  ============   ===========    ============

         ****     For the quarters  ended March 31,  2000,  June 30, 2000,  September  30, 2000 and December 31, 2000,  the Company had
                  reported  investment  performance  associated with its derivatives as net investment  income.  The above presentation reflects a reclassification of these amounts to benefits and expenses.

                                 APPENDIX B - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

Separate  Account B  consists  of  multiple  Sub-accounts.  Each  Sub-account  invests  only in a single  mutual  fund or  mutual  fund portfolio.  All or some of these  Sub-accounts  are available as investment  options for other variable  annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units:  The  following  table shows:  (a) the Unit Price,  as of the dates  shown,  for Units in each of the
Sub-accounts  of Separate  Account B that are being offered  pursuant to this  Prospectus;  and (b) the number of Units  outstanding in each  such  Sub-account  as of the  dates  shown.  The  year in  which  operations  commenced  in each  such  Sub-account  is  noted in parentheses.  To the extent a Sub-account  commenced  operations during a particular calendar year, the Unit Price as of the end of the period  reflects only the partial year results from the  commencement  of operations  until December 31st of the  applicable  year. The portfolios  in which a particular  Sub-account  invests may or may not have  commenced  operations  prior to the date such  Sub-account commenced  operations.  The  initial  offering  price  for each  Sub-account  was  $10.00.  Unit  Prices  and Units  are  provided  for
Sub-accounts that commenced operations prior to January 1, 2003.

Beginning  November 18, 2002,  multiple Unit Prices will be calculated for each  Sub-account of Separate Account B to reflect the daily charge deducted for each combination of the applicable  Insurance Charge,  Distribution Charge (when applicable) and the charge for the
Guaranteed  Return  Option  offered under this  Annuity.  The Unit Prices below  reflect the daily  charges for each  optional  benefit offered between November 18, 2002 and December 31, 2002 only.

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Strong International Equity 1 (1989)
     With No Optional Benefits
     Unit Price                                          $19.53        24.28         31.88        43.99        27.18        22.95        19.70        18.23       16.80       16.60
     Number of Units                                 14,140,023   17,388,860    19,112,622   16,903,883   17,748,560   17,534,233   17,220,688   14,393,137  14,043,215   9,063,464
     With One Optional Benefit
     Unit Price                                           $8.56            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,569,506            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST William Blair International Growth 2(1997)
     With No Optional Benefits
     Unit Price                                           $9.92        13.54         17.96        24.16        13.41        11.70            -            -           -           -
     Number of Units                                 29,062,215   40,507,419    57,327,711   61,117,418   43,711,763   21,405,891            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.72            -             -            -            -            -            -            -           -           -
     Number of Units                                    835,523            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST American Century International Growth 3
(1997)
     With No Optional Benefits
     Unit Price                                          $10.20        12.85         17.92        21.66        13.30        11.35            -            -           -           -
     Number of Units                                 31,813,722   37,487,425    17,007,352    6,855,601    5,670,336    2,857,188            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.52            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,252,674            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM International Equity 4 (1994)
     With No Optional Benefits
     Unit Price                                           $8.81        10.77         16.12        23.45        12.54        11.46        11.39        10.23           -           -
     Number of Units                                 10,185,535   13,627,264    16,245,805    8,818,599    9,207,623    9,988,104    9,922,698    2,601,283           -           -
     With One Optional Benefit
     Unit Price                                           $8.19            -             -            -            -            -            -            -           -           -
     Number of Units                                    269,995            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST MFS Global Equity (1999)
     With No Optional Benefits
     Unit Price                                           $7.74         8.94         10.08        11.01            -            -            -            -           -           -
     Number of Units                                  5,878,055    5,806,567     2,803,013      116,756            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.04            -             -            -            -            -            -            -           -           -
     Number of Units                                    969,509            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST PBHG Small-Cap Growth 5 (1994)
     With No Optional Benefits
     Unit Price                                          $12.83        19.84         21.51        42.08        17.64        17.28        16.54        13.97       10.69           -
     Number of Units                                 17,093,250   23,048,821    25,535,093   32,134,969   15,003,001   14,662,728   12,282,211    6,076,373   2,575,105           -
     With One Optional Benefit
     Unit Price                                           $6.92            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,970,250            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM Small-Cap Growth 6 (1999)
     With No Optional Benefits
     Unit Price                                           $6.13         8.46         11.98        15.37            -            -            -            -           -           -
     Number of Units                                 44,042,514   60,703,791    63,621,279   53,349,003            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.67            -             -            -            -            -            -            -           -           -
     Number of Units                                    639,695            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Federated Aggressive Growth (2000)
     With No Optional Benefits
     Unit Price                                           $4.96         7.10          9.08            -            -            -            -            -           -           -
     Number of Units                                  5,188,521    6,499,066       196,575            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.64            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,255,415            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Goldman Sachs Small-Cap Value 7 (1998)
     With No Optional Benefits
     Unit Price                                          $13.72        15.12         13.95        10.57         9.85            -            -            -           -           -
     Number of Units                                 20,004,839   26,220,860    15,193,053    6,597,544    4,081,870            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.26            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,492,775            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Gabelli Small-Cap Value 8 (1997)
     With No Optional Benefits
     Unit Price                                          $12.58        14.08         13.35        11.11        11.20        12.70            -            -           -           -
     Number of Units                                 32,549,396   35,483,530    23,298,524   21,340,168   24,700,211   14,612,510            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.30            -             -            -            -            -            -            -           -           -
     Number of Units                                  6,141,523            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM Small-Cap Value 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.68            -             -            -            -            -            -            -           -           -
     Number of Units                                    581,833            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.66            -             -            -            -            -            -            -           -           -
     Number of Units                                    423,387            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Goldman Sachs Mid-Cap Growth 10 (2000)
     With No Optional Benefits
     Unit Price                                           $2.78         3.88          6.58            -            -            -            -            -           -           -
     Number of Units                                 16,748,577   17,045,776     9,426,102            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.97            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,273,118            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Neuberger Berman Mid-Cap Growth 11 (1994)
     With No Optional Benefits
     Unit Price                                          $12.86        18.95         25.90        28.58        19.15        16.10        13.99        12.20        9.94           -
     Number of Units                                 19,674,777   25,717,164    26,517,850   13,460,525   13,389,289   11,293,799    9,563,858    3,658,836     301,267           -
     With One Optional Benefit
     Unit Price                                           $7.41            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,175,250            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Neuberger Berman Mid-Cap Value 12 (1993)
     With No Optional Benefits
     Unit Price                                          $17.78        20.16         21.09        16.78        16.10        16.72        13.41        12.20        9.81       10.69
     Number of Units                                 37,524,187   47,298,313    44,558,699   37,864,586   16,410,121   11,745,440    9,062,152    8,642,186   7,177,232   5,390,887
     With One Optional Benefit
     Unit Price                                           $8.96            -             -            -            -            -            -            -           -           -
     Number of Units                                  5,118,558            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Alger All-Cap Growth (2000)
     With No Optional Benefits
     Unit Price                                           $3.51         5.54          6.74            -            -            -            -            -           -           -
     Number of Units                                 85,441,507  125,442,916    28,229,631            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.80            -             -            -            -            -            -            -           -           -
     Number of Units                                    658,419            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Gabelli All-Cap Value (2000)
     With No Optional Benefits
     Unit Price                                           $7.59         9.71         10.06            -            -            -            -            -           -           -
     Number of Units                                 11,924,124   14,934,570     1,273,094            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.17            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,200,225            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST T. Rowe Price Natural Resources (1995)
     With No Optional Benefits
     Unit Price                                          $18.36        19.71         19.86        15.88        12.57        14.46        14.19        11.01           -           -
     Number of Units                                  5,891,582    6,565,088     6,520,983    6,201,327    5,697,453    7,550,076    6,061,852      808,605           -           -
     With One Optional Benefit
     Unit Price                                           $9.59            -             -            -            -            -            -            -           -           -
     Number of Units                                    724,670            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Alliance Growth 13 (1996)
     With No Optional Benefits
     Unit Price                                           $9.94        14.61         17.38        20.44        15.48        12.33        10.89            -           -           -
     Number of Units                                 21,295,907   29,478,257    25,796,792   17,059,819   19,009,242   18,736,994    4,324,161            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.46            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,869,353            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST MFS Growth (1999)
     With No Optional Benefits
     Unit Price                                           $5.68         8.02         10.38        11.27            -            -            -            -           -           -
     Number of Units                                 85,193,279  117,716,242     7,515,486      409,467            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.58            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,930,432            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Marsico Capital Growth (1997)
     With No Optional Benefits
     Unit Price                                          $11.44        13.74         17.81        21.06        14.00        10.03            -            -           -           -
     Number of Units                                 81,046,482   85,895,802    94,627,691   78,684,943   40,757,449      714,309            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.32            -             -            -            -            -            -            -           -           -
     Number of Units                                 10,144,317            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Goldman Sachs Concentrated Growth 14 (1992)
     With No Optional Benefits
     Unit Price                                          $19.17        27.71         41.14        60.44        39.54        23.83        18.79        14.85       10.91       11.59
     Number of Units                                 56,016,467   84,116,221    99,250,773   94,850,623   80,631,598   62,486,302   46,779,164   28,662,737  22,354,170  13,603,637
     With One Optional Benefit
     Unit Price                                           $7.67            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,349,939            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAm Large-Cap Growth 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.67            -             -            -            -            -            -            -           -           -
     Number of Units                                    986,566            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.65            -             -            -            -            -            -            -           -           -
     Number of Units                                    207,816            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAm Large-Cap Value 15 (2000)
     With No Optional Benefits
     Unit Price                                           $7.64         9.15          9.82            -            -            -            -            -           -           -
     Number of Units                                  4,621,831    4,575,558       586,058            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.66            -             -            -            -            -            -            -           -           -
     Number of Units                                    664,649            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Alliance/Bernstein Growth + Value (2001)
     With No Optional Benefits
     Unit Price                                           $7.12         9.63             -            -            -            -            -            -           -           -
     Number of Units                                  3,031,899    3,351,836             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.99            -             -            -            -            -            -            -           -           -
     Number of Units                                    965,912            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST AST Sanford Bernstein Core Value (2001)
     With No Optional Benefits
     Unit Price                                           $8.59        10.04             -            -            -            -            -            -           -           -
     Number of Units                                 15,239,844    4,207,869             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.76            -             -            -            -            -            -            -           -           -
     Number of Units                                  6,005,922            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Cohen & Steers Realty (1998)
     With No Optional Benefits
     Unit Price                                          $10.67        10.54         10.39         8.35         8.28            -            -            -           -           -
     Number of Units                                 14,017,528   12,268,426    11,891,188    6,224,365    3,771,461            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $10.08            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,563,486            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Sanford Bernstein Managed Index 500 16 (1998)
     With No Optional Benefits
     Unit Price                                           $9.41        12.03         13.55        15.08        12.61            -            -            -           -           -
     Number of Units                                 39,938,791   48,018,721    48,835,089   39,825,951   22,421,754            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.17            -             -            -            -            -            -            -           -           -
     Number of Units                                  3,662,406            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST American Century Income & Growth 17 (1997)
     With No Optional Benefits
     Unit Price                                          $10.16        12.86         14.24        16.19        13.35        12.06            -            -           -           -
     Number of Units                                 22,410,834   27,386,278    32,388,202   21,361,995   13,845,190    9,523,815            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.25            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,751,136            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Alliance Growth and Income 18 (1992)
     With No Optional Benefits
     Unit Price                                          $21.31        28.18         28.72        27.60        24.11        21.74        17.79        15.22       11.98       11.88
     Number of Units                                 49,030,576   63,123,316    53,536,296   52,766,579   47,979,349   42,197,002   28,937,085   18,411,759   7,479,449   4,058,228
     With One Optional Benefit
     Unit Price                                           $8.06            -             -            -            -            -            -            -           -           -
     Number of Units                                  6,667,373            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST MFS Growth with Income (1999)
     With No Optional Benefits
     Unit Price                                           $6.68         8.64         10.36        10.49            -            -            -            -           -           -
     Number of Units                                 11,173,177   11,896,688     6,937,627      741,323            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.09            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,053,007            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST INVESCO Capital Income 19 (1994)
     With No Optional Benefits
     Unit Price                                          $16.14        19.84         22.01        21.31        19.34        17.31        14.23        12.33        9.61           -
     Number of Units                                 37,055,825   48,595,962    50,171,495   46,660,160   40,994,187   33,420,274   23,592,226   13,883,712   6,633,333           -
     With One Optional Benefit
     Unit Price                                           $8.34            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,110,071            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM Global Allocation 20 (1993)
     With No Optional Benefits
     Unit Price                                          $14.50        17.39         19.98        21.19        17.78        15.98        13.70        12.49       10.34       10.47
     Number of Units                                 18,212,529   26,641,422    30,290,413   23,102,272   22,634,344   22,109,373   20,691,852   20,163,848  13,986,604   8,743,758
     With One Optional Benefit
     Unit Price                                           $8.71            -             -            -            -            -            -            -           -           -
     Number of Units                                    847,517            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST American Century Strategic Balanced (1997)
     With No Optional Benefits
     Unit Price                                          $12.01        13.50         14.23        14.90        13.37        11.18            -            -           -           -
     Number of Units                                 12,683,097   14,369,895    14,498,180   13,944,535    6,714,065    2,560,866            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.14            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,126,058            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST T. Rowe Price Asset Allocation (1994)
     With No Optional Benefits
     Unit Price                                          $16.13        18.15         19.33        19.70        18.12        15.53        13.30        11.92        9.80           -
     Number of Units                                 15,466,227   17,579,107    19,704,198   22,002,028   18,469,315   13,524,781    8,863,840    4,868,956   2,320,063           -
     With One Optional Benefit
     Unit Price                                           $9.09            -             -            -            -            -            -            -           -           -
     Number of Units                                    921,329            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST T. Rowe Price Global Bond 21 (1994)
     With No Optional Benefits
     Unit Price                                          $12.04        10.62         10.49        10.69        11.82        10.45        10.98        10.51        9.59           -
     Number of Units                                 14,576,376    9,668,062    11,219,503   12,533,037   12,007,692   12,089,872    8,667,712    4,186,695   1,562,364           -
     With One Optional Benefit
     Unit Price                                          $11.34            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,739,313            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Federated High Yield (1994)
     With No Optional Benefits
     Unit Price                                          $12.47        12.64         12.80        14.38        14.30        14.13        12.62        11.27        9.56           -
     Number of Units                                 38,477,793   39,130,467    36,914,825   41,588,401   40,170,144   29,663,242   15,460,522    6,915,158   2,106,791           -
     With One Optional Benefit
     Unit Price                                           $9.71            -             -            -            -            -            -            -           -           -
     Number of Units                                  5,592,940            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Lord Abbett Bond-Debenture (2000)
     With No Optional Benefits
     Unit Price                                          $10.18        10.28         10.12            -            -            -            -            -           -           -
     Number of Units                                 10,468,962    5,506,982       650,253            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.94            -             -            -            -            -            -            -           -           -
     Number of Units                                  4,146,530            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST DeAM Bond 9 (2002)
     With No Optional Benefits
     Unit Price                                          $10.67            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,487,730            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $10.65            -             -            -            -            -            -            -           -           -
     Number of Units                                    561,446            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST PIMCO Total Return Bond (1994)
     With No Optional Benefits
     Unit Price                                          $16.65        15.46         14.40        13.09        13.43        12.44        11.48        11.26        9.61           -
     Number of Units                                113,007,310   99,028,465    82,545,240   73,530,507   64,224,618   44,098,036   29,921,643   19,061,840   4,577,708           -
     With One Optional Benefit
     Unit Price                                          $10.57            -             -            -            -            -            -            -           -           -
     Number of Units                                 20,544,075            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST PIMCO Limited Maturity Bond (1995)
     With No Optional Benefits
     Unit Price                                          $14.26        13.61         12.79        11.96        11.73        11.26        10.62        10.37           -           -
     Number of Units                                 61,707,894   42,410,807    31,046,956   32,560,943   28,863,932   25,008,310   18,894,375   15,058,644           -           -
     With One Optional Benefit
     Unit Price                                          $10.34            -             -            -            -            -            -            -           -           -
     Number of Units                                 11,274,642            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
AST Money Market (1992)
     With No Optional Benefits
     Unit Price                                          $13.23        13.24         12.94        12.38        12.00        11.57        11.16        10.77       10.35       10.12
     Number of Units                                163,759,511  184,612,059   172,493,206  187,609,708   75,855,442   66,869,998   42,435,169   30,564,442  27,491,389  11,422,783
     With One Optional Benefit
     Unit Price                                           $9.96            -             -            -            -            -            -            -           -           -
     Number of Units                                 36,255,772            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
The Montgomery Variable Series - MV Emerging
Markets (1996)
     With No Optional Benefits
     Unit Price                                           $5.79         6.50          7.09        10.06         6.19        10.05        10.25            -           -           -
     Number of Units                                 10,957,884   14,095,135    12,899,472   12,060,036   10,534,383   10,371,104    2,360,940            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.66            -             -            -            -            -            -            -           -           -
     Number of Units                                    283,466            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Wells Fargo Variable Trust - Equity Income (1999)
     With No Optional Benefits
     Unit Price                                           $7.46         9.37         10.05         9.96            -            -            -            -           -           -
     Number of Units                                  1,361,988    1,019,937       502,986      136,006            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.25            -             -            -            -            -            -            -           -           -
     Number of Units                                    196,720            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Dynamics (1999)
     With No Optional Benefits
     Unit Price                                           $6.03         8.98         13.23        13.91            -            -            -            -           -           -
     Number of Units                                  9,117,894   13,391,660    11,409,827    2,022,585            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.09            -             -            -            -            -            -            -           -           -
     Number of Units                                    543,762            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Technology (1999)
     With No Optional Benefits
     Unit Price                                           $3.49         6.66         12.48        16.52            -            -            -            -           -           -
     Number of Units                                 18,830,138   26,652,622    29,491,113    4,622,242            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $5.50            -             -            -            -            -            -            -           -           -
     Number of Units                                    293,307            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Health Sciences (1999)
     With No Optional Benefits
     Unit Price                                           $9.37        12.58         14.59        11.34            -            -            -            -           -           -
     Number of Units                                 11,475,199   17,419,141    19,381,405      786,518            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.00            -             -            -            -            -            -            -           -           -
     Number of Units                                    475,873            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Financial Services (1999)
     With No Optional Benefits
     Unit Price                                          $10.47        12.48         14.04        11.41            -            -            -            -           -           -
     Number of Units                                  7,556,596   11,612,048    14,091,636      759,104            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.76            -             -            -            -            -            -            -           -           -
     Number of Units                                    366,258            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
INVESCO VIF - Telecommunications (1999)
     With No Optional Benefits
     Unit Price                                           $2.43         5.01         11.05        15.17            -            -            -            -           -           -
     Number of Units                                  9,354,303   13,553,158    17,856,118    4,184,526            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $5.78            -             -            -            -            -            -            -           -           -
     Number of Units                                     94,004            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - International Growth 22 (2000)
     With No Optional Benefits
     Unit Price                                           $8.21         9.30          8.70            -            -            -            -            -           -           -
     Number of Units                                     45,975       45,358        57,408            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - Global Leaders (1999)
     With No Optional Benefits
     Unit Price                                           $7.08         9.00         10.55        11.72            -            -            -            -           -           -
     Number of Units                                  1,442,329    1,520,376       887,758       23,101            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.15            -             -            -            -            -            -            -           -           -
     Number of Units                                    113,389            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - Special Equity (1999)
     With No Optional Benefits
     Unit Price                                           $7.16         9.98         11.01        12.19            -            -            -            -           -           -
     Number of Units                                  2,205,267    2,540,062     1,731,145      152,342            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.44            -             -            -            -            -            -            -           -           -
     Number of Units                                    127,728            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - Omega (2000)
     With No Optional Benefits
     Unit Price                                           $4.93         6.71          7.98            -            -            -            -            -           -           -
     Number of Units                                  2,594,817    2,585,848     1,637,475            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.78            -             -            -            -            -            -            -           -           -
     Number of Units                                     39,943            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - Capital Growth (2000)
     With No Optional Benefits
     Unit Price                                           $8.10        10.60         12.35            -            -            -            -            -           -           -
     Number of Units                                    707,212      788,396       268,886            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - Blue Chip (2000)
     With No Optional Benefits
     Unit Price                                           $5.68         7.39          8.99            -            -            -            -            -           -           -
     Number of Units                                    463,160      526,302       351,338            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.01            -             -            -            -            -            -            -           -           -
     Number of Units                                        148            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - Equity Index (2000)
     With No Optional Benefits
     Unit Price                                           $6.29         8.22          9.47            -            -            -            -            -           -           -
     Number of Units                                    539,595      526,290       302,954            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Evergreen VA - Foundation (2000)
     With No Optional Benefits
     Unit Price                                           $7.75         8.70          9.65            -            -            -            -            -           -           -
     Number of Units                                    949,349    1,019,799       755,890            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                               -            -             -            -            -            -            -            -           -           -
     Number of Units                                          -            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Europe 30 (1999)
     With No Optional Benefits
     Unit Price                                           $5.76         7.87         10.52        12.24            -            -            -            -           -           -
     Number of Units                                  2,550,567    5,711,763     2,327,562      273,963            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.93            -             -            -            -            -            -            -           -           -
     Number of Units                                    292,396            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Asia 30 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.76            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,060,741            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.75            -             -            -            -            -            -            -           -           -
     Number of Units                                    281,993            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Japan 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.25            -             -            -            -            -            -            -           -           -
     Number of Units                                    338,472            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.24            -             -            -            -            -            -            -           -           -
     Number of Units                                     65,845            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Banks 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.58            -             -            -            -            -            -            -           -           -
     Number of Units                                    555,999            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.56            -             -            -            -            -            -            -           -           -
     Number of Units                                    101,136            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Basic Materials 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.47            -             -            -            -            -            -            -           -           -
     Number of Units                                    361,568            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.46            -             -            -            -            -            -            -           -           -
     Number of Units                                     76,331            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Biotechnology 21 (2001)
     With No Optional Benefits
     Unit Price                                           $5.16         8.37             -            -            -            -            -            -           -           -
     Number of Units                                  2,412,670    5,093,235             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.09            -             -            -            -            -            -            -           -           -
     Number of Units                                    130,082            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Consumer Cyclical 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.26            -             -            -            -            -            -            -           -           -
     Number of Units                                    319,201            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.25            -             -            -            -            -            -            -           -           -
     Number of Units                                    128,022            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Consumer Non-Cyclical 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.29            -             -            -            -            -            -            -           -           -
     Number of Units                                    406,966            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.28            -             -            -            -            -            -            -           -           -
     Number of Units                                    148,446            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Energy 21 (2001)
     With No Optional Benefits
     Unit Price                                           $7.51         9.19             -            -            -            -            -            -           -           -
     Number of Units                                  1,985,954    2,299,149             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.71            -             -            -            -            -            -            -           -           -
     Number of Units                                    299,833            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Financial 21 (2001)
     With No Optional Benefits
     Unit Price                                           $7.74         9.22             -            -            -            -            -            -           -           -
     Number of Units                                  1,086,464    2,154,106             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.85            -             -            -            -            -            -            -           -           -
     Number of Units                                    221,377            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Healthcare 21 (2001)
     With No Optional Benefits
     Unit Price                                           $7.13         9.35             -            -            -            -            -            -           -           -
     Number of Units                                  1,313,814    3,489,097             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.94            -             -            -            -            -            -            -           -           -
     Number of Units                                    388,508            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Industrial 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.94            -             -            -            -            -            -            -           -           -
     Number of Units                                    126,611            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.93            -             -            -            -            -            -            -           -           -
     Number of Units                                     12,642            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Internet 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.58            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,982,656            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.57            -             -            -            -            -            -            -           -           -
     Number of Units                                    306,572            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Pharmaceuticals 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.57            -             -            -            -            -            -            -           -           -
     Number of Units                                    241,916            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.56            -             -            -            -            -            -            -           -           -
     Number of Units                                    136,599            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Precious Metals 9 (2002)
     With No Optional Benefits
     Unit Price                                           $9.72            -             -            -            -            -            -            -           -           -
     Number of Units                                  3,992,389            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.70            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,175,651            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Real Estate (2001)
     With No Optional Benefits
     Unit Price                                          $10.61        10.76             -            -            -            -            -            -           -           -
     Number of Units                                  1,489,153    3,592,834             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $9.86            -             -            -            -            -            -            -           -           -
     Number of Units                                    441,318            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP -Semiconductor 9 (2002)
     With No Optional Benefits
     Unit Price                                           $5.14            -             -            -            -            -            -            -           -           -
     Number of Units                                    608,142            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $5.14            -             -            -            -            -            -            -           -           -
     Number of Units                                     93,241            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Technology (2001)
     With No Optional Benefits
     Unit Price                                           $3.46         5.91             -            -            -            -            -            -           -           -
     Number of Units                                  3,290,202    2,524,295             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.03            -             -            -            -            -            -            -           -           -
     Number of Units                                    254,131            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Telecommunications (2001)
     With No Optional Benefits
     Unit Price                                           $4.35         7.10             -            -            -            -            -            -           -           -
     Number of Units                                  3,082,428      583,065             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.15            -             -            -            -            -            -            -           -           -
     Number of Units                                    272,408            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Utilities 21 (2001)
     With No Optional Benefits
     Unit Price                                                         8.12             -            -            -            -            -            -           -           -
     Number of Units                                               1,589,344             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                                            -             -            -            -            -            -            -           -           -
     Number of Units                                                       -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Bull 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.98            -             -            -            -            -            -            -           -           -
     Number of Units                                  6,296,621            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.97            -             -            -            -            -            -            -           -           -
     Number of Units                                    954,792            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Bear 21 (2001)
     With No Optional Benefits
     Unit Price                                                        11.54             -            -            -            -            -            -           -           -
     Number of Units                                               3,059,897             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                                            -             -            -            -            -            -            -           -           -
     Number of Units                                                       -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - UltraBull 23 (2001)
     With No Optional Benefits
     Unit Price                                           $4.71         7.47             -            -            -            -            -            -           -           -
     Number of Units                                  6,435,217    7,628,819             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.78            -             -            -            -            -            -            -           -           -
     Number of Units                                    297,435            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - OTC (2001)
     With No Optional Benefits
     Unit Price                                           $3.49         5.77             -            -            -            -            -            -           -           -
     Number of Units                                 18,242,013   11,681,189             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.45            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,346,852            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Short OTC 9 (2002)
     With No Optional Benefits
     Unit Price                                          $11.02            -             -            -            -            -            -            -           -           -
     Number of Units                                    682,058            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $11.00            -             -            -            -            -            -            -           -           -
     Number of Units                                    433,181            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - UltraOTC (1999)
     With No Optional Benefits
     Unit Price                                           $0.58         1.91          6.19        23.58            -            -            -            -           -           -
     Number of Units                                 70,200,723   50,124,696    17,597,528    2,906,024            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $3.53            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,003,123            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Mid-Cap Value 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.68            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,089,843            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.66            -             -            -            -            -            -            -           -           -
     Number of Units                                    438,387            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Mid-Cap Growth 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.71            -             -            -            -            -            -            -           -           -
     Number of Units                                  1,444,783            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.70            -             -            -            -            -            -            -           -           -
     Number of Units                                    439,054            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - UltraMid-Cap 9 (2002)
     With No Optional Benefits
     Unit Price                                           $5.72            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,276,660            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $5.71            -             -            -            -            -            -            -           -           -
     Number of Units                                    477,953            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Small-Cap Growth 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.71            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,138,861            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.69            -             -            -            -            -            -            -           -           -
     Number of Units                                    772,260            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Small-Cap Value 9 (2002)
     With No Optional Benefits
     Unit Price                                           $7.10            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,908,617            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $7.09            -             -            -            -            -            -            -           -           -
     Number of Units                                    994,778            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - UltraSmall-Cap 24 (1999)
     With No Optional Benefits
     Unit Price                                           $4.73         8.37          9.18        11.96            -            -            -            -           -           -
     Number of Units                                  5,664,617   10,010,482     3,258,574      813,904            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.14            -             -            -            -            -            -            -           -           -
     Number of Units                                    212,085            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

                                                                                                          Year Ended December 31,
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Sub-account                                            2002         2001          2000         1999         1998         1997         1996         1995         1994        1993
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - U.S. Government Plus 9 (2002)
     With No Optional Benefits
     Unit Price                                          $11.58            -             -            -            -            -            -            -           -           -
     Number of Units                                  7,945,270            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                          $11.56            -             -            -            -            -            -            -           -           -
     Number of Units                                  2,486,854            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
ProFund VP - Rising Rates Opportunity 9 (2002)
     With No Optional Benefits
     Unit Price                                           $8.03            -             -            -            -            -            -            -           -           -
     Number of Units                                    583,657            -             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.02            -             -            -            -            -            -            -           -           -
     Number of Units                                    165,792            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
First Trust(R)10 Uncommon Values (2000)
     With No Optional Benefits
     Unit Price                                           $2.94         4.72          7.43            -            -            -            -            -           -           -
     Number of Units                                  1,716,102    2,255,266     2,690,435            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $6.80            -             -            -            -            -            -            -           -           -
     Number of Units                                     19,826            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------
Prudential - SP Jennison International Growth
(2001)
     With No Optional Benefits
     Unit Price                                           $5.62         7.39             -            -            -            -            -            -           -           -
     Number of Units                                    550,334      273,843             -            -            -            -            -            -           -           -
     With One Optional Benefit
     Unit Price                                           $8.01            -             -            -            -            -            -            -           -           -
     Number of Units                                     89,806            -             -            -            -            -            -            -           -           -
-------------------------------------------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ----------- -----------

1.       Effective  December 10, 2001,  Strong Capital  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001, A I M Capital Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM International  Equity." Between
     October 15, 1996 and May 3, 1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor of the Portfolio,  then named "AST
     Putnam  International  Equity." Prior to October 15, 1996,  Seligman  Henderson Co. served as  Sub-advisor of the Portfolio,  then named "Seligman Henderson International Equity Portfolio."
2.       Effective  November 11, 2002,  William Blair & Company,  L.L.C.  became  Sub-advisor of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Overseas Growth."
3.       This  Portfolio  reflects  the  addition of the net assets of the AST  American  Century  International  Growth  Portfolio  II
     ("Portfolio  II") as a result of the merger  between the  Portfolio and Portfolio  II.  Effective  May 1, 2000,  American  Century
     Investment  Management,  Inc. became Sub-advisor of the Portfolio.  Prior to May 1, 2000, Rowe Price-Fleming  International,  Inc.
     served as Sub-advisor of the Portfolio, then named "AST T. Rowe Price International Equity Portfolio."
4.       Effective May 1, 2002,  Deutsche Asset Management,  Inc. became Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Founders
     Asset  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Founders  Passport."  Prior to October 15, 1996,
     Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Small Cap Portfolio."
5.       Effective  September 17, 2001 Pilgrim Baxter & Associates,  Ltd. became  Sub-advisor of the Portfolio.  Prior to September 17,
     2001,  Janus Capital  Corporation  served as  Sub-advisor  of the  Portfolio,  then named "AST Janus  Small-Cap  Growth." Prior to
     December  31,  1998,  Founders  Asset  Management,  LLC served as  Sub-advisor  of the  Portfolio,  then named  "Founders  Capital
     Appreciation Portfolio."
6.       Effective  December 10, 2001,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to December 10,
     2001,  Zurich  Scudder  Investments,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST Scudder  Small-Cap  Growth
     Portfolio".  Prior to May 1, 2001 the Portfolio was named "AST Kemper Small-Cap Growth Portfolio."
7.       Effective May 1, 2001,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 2001,  Lord,
     Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Small Cap Value."
8.       Effective  October 23, 2000, GAMCO  Investors,  Inc. became  Sub-advisor of the Portfolio.  Prior to October 23, 2000, T. Rowe
     Price Associates, Inc. served as Sub-advisor of the Portfolio, then named "AST T. Rowe Price Small Company Value Portfolio."
9.       These portfolios were first offered as Sub-accounts on May 1, 2002.
10.      Effective  November 11, 2002,  Goldman Sachs Asset  management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Mid-Cap Growth."
11.      Effective May 1, 1998,  Neuberger Berman Management,  Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 1998, Berger
     Associates, Inc. served as Sub-advisor of the Portfolio, then named "Berger Capital Growth Portfolio."
12.      Effective  May 1,  1998,  Neuberger  Berman  Management,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1, 1998,
     Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."
13.      Effective May 1, 2000,  Alliance Capital Management,  L.P. became Sub-advisor of the Portfolio.  Between December 31, 1998 and
     May 1, 2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  of the  Portfolio,  then named "AST  Oppenheimer  Large-Cap  Growth
     Portfolio." Prior to December 31, 1998,  Robertson,  Stephens & Company Investment  Management,  L.P. served as Sub-advisor of the
     Portfolio, then named "Robertson Stephens Value + Growth Portfolio."
14.      Effective  November 11, 2002,  Goldman Sachs Asset  Management  became  Sub-advisor  of the  Portfolio.  Prior to November 11,
     2002, Janus Capital Corporation served as Sub-advisor of the Portfolio, then named "AST JanCap Growth."
15.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor of the Portfolio.  Prior to May 1, 2002,  Janus
     Capital Corporation served as Sub-advisor of the Portfolio, then named "AST Janus Strategic Value."
16.      Effective May 1, 2000,  Sanford C. Bernstein & Co., Inc. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000,  Bankers
     Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio."
17.      Effective May 3, 1999,  American Century  Investment  Management,  Inc. became  Sub-advisor of the Portfolio.  Between October
     15, 1996 and May 3, 1999, Putnam Investment Management,  Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Value
     Growth & Income."
18.      Effective May 1, 2000,  Alliance Capital  Management,  L.P. became  Sub-advisor of the Portfolio.  Prior to May 1, 2000, Lord,
     Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio."
19.      Effective July 1, 2002, the AST INVESCO Equity Income portfolio changed its name to AST INVESCO Capital Income.
20.      Effective May 1, 2002,  Deutsche Asset  Management,  Inc.  became  Sub-advisor  of the Portfolio.  Prior to May 1, 2002, A I M
     Capital Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST AIM Balanced." Between October 15, 1996 and May
     3, 1999, Putnam  Investment  Management,  Inc. served as Sub-advisor of the Portfolio,  then named "AST Putnam Balanced." Prior to
     October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor of the Portfolio,  then named "AST Phoenix Balanced Asset
     Portfolio."
21.      Effective August 8, 2000, T. Rowe Price  International,  Inc. became Sub-advisor of the Portfolio.  Effective May 1, 2000, the name of the  Portfolio  was  changed  to the  "AST  T.  Rowe  Price  Global  Bond".  Effective  May 1,  1996,  Rowe  Price-Fleming
     International,  Inc.  became  Sub-advisor  of the  Portfolio.  Prior to May 1,  1996,  Scudder,  Stevens & Clark,  Inc.  served as
     Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."
22.      This  Portfolio was first offered as a Sub-account on August 1, 2001. On August 3, 2001,  pursuant to a shareholder  vote, the
     Perpetual  International  portfolio of the Evergreen  Variable Annuity Trust was merged with the  International  Growth portfolio.
     The Evergreen VA Perpetual International portfolio no longer exists.
23.      Effective  May 1, 2003,  the ProFunds VP Bull Plus  portfolio  changed its name to ProFund VP UltraBull to reflect a change in its investment objective.
24.      Effective August 1, 2001, Prior to May 1, 2000,  ProFund VP  UltraSmall-Cap  was named "ProFund VP Small Cap" and sought daily investment results that corresponded to the performance of the Russell 2000(R)Index.

                                      APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation
The following are examples of how the Enhanced  Beneficiary  Protection  Optional  Death Benefit is  calculated.  Each example  assumes that a $50,000  initial  Purchase  Payment is made and that no withdrawals  are made prior to the Owner's death.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE:  The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example with market increase
Assume that the Owner's  Account Value has been  increasing  due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $75,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or
Account Value,  less the amount of any Credits applied within 12-months prior to the date of death,  which ever is greater.  Therefore, the basic Death  Benefit is equal to  $75,000.  The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit is equal to the amount payable under the basic Death Benefit  ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase  Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $75,000
         Basic Death Benefit =      $75,000
         Death Benefit Amount =     $75,000 - $50,000 = $25,000

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $75,000 + $12,500 = $87,500

Examples with market decline
Assume that the Owner's  Account Value has been decreasing due to declines in market  performance.  On the date we receive due proof of death, the Account Value is $45,000.  The basic Death Benefit is calculated as Purchase  Payments minus  proportional  withdrawals,  or
Account Value,  less the amount of any Credits applied within 12-months prior to the date of death,  which ever is greater.  Therefore, the basic Death  Benefit is equal to  $50,000.  The  Enhanced  Beneficiary  Protection  Optional  Death  Benefit is equal to the amount payable under the basic Death Benefit  ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase  Payments reduced by proportional withdrawals.

         Purchase Payments =        $50,000
         Account Value =            $40,000
         Basic Death Benefit =      $50,000
         Death Benefit Amount =     $50,000 - $50,000 = $0

         Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit =  $50,000 + $0 = $50,000

         In this example you would receive no additional  benefit from purchasing the Enhanced  Beneficiary  Protection  Optional Death
         Benefit.

Examples of Guaranteed Minimum Death Benefit Calculation
The following are examples of how the  Guaranteed  Minimum Death Benefit is  calculated.  Each example  assumes that a $50,000  initial
Purchase  Payment is made and that no  withdrawals  are made prior to the Owner's death.  Each example  assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

NOTE:  The examples below do not include Credits which may be recovered by American Skandia under certain circumstances.

Example of market increase
Assume that the Owner's  Account Value has generally been  increasing due to positive  market  performance.  On the date we receive due proof of death, the Account Value is $90,000.  The Highest  Anniversary  Value at the end of any previous period is $72,000.  The Death
Benefit would be the Account Value  ($90,000)  because it is greater than the Highest  Anniversary  Value ($72,000) or the sum of prior
Purchase Payments increased by 5.0% annually ($73,872.77).

Example of market decrease
Assume that the Owner's Account Value  generally  increased  until the fifth  anniversary  but generally has been decreasing  since the fifth contract  anniversary.  On the date we receive due proof of death, the Account Value is $48,000.  The Highest  Anniversary  Value
at the end of any  previous  period is  $54,000.  The Death  Benefit  would be the sum of prior  Purchase  Payments  increased  by 5.0%
annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of market increase followed by decrease
Assume that the Owner's  Account  Value  increased  significantly  during the first six years  following  the Issue Date.  On the sixth anniversary  date the Account Value is $90,000.  During the seventh  Annuity Year,  the Account Value  increases to as high as $100,000 but then  subsequently  falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest  Anniversary
Value at the end of any previous  period  ($90,000),  which  occurred on the sixth  anniversary,  although the Account Value was higher during the  subsequent  period.  The Account Value on the date we receive due proof of death  ($80,000) is lower,  as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

                                          APPENDIX D - Plus40(TM)OPTIONAL LIFE INSURANCE RIDER

=======================================================================================================================================
American Skandia's Plus40(TM)Optional Life Insurance Rider was offered, in those states where approved, between September 17, 2001 and
May 1, 2003.  The description below of the Plus40(TM)benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40(TM)benefit.
=======================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------------
The life insurance  coverage  provided under the Plus40(TM)Optional Life Insurance Rider ("Plus40(TM)rider" or the "Rider") is supported by
American  Skandia's general account and is not subject to, or registered as a security under,  either the Securities Act of 1933 or the
Investment  Company Act of 1940.  Information  about the Plus40(TM)rider is  included  as an  Appendix  to this  Prospectus  to help you understand the Rider and the  relationship  between the Rider and the value of your Annuity.  It is also included because you can elect to pay for the Rider  with  taxable  withdrawals  from your  Annuity.  The staff of the  Securities  and  Exchange  Commission  has not reviewed  this  information.  However,  the  information  may be subject to certain  generally  applicable  provisions  of the  Federal securities laws regarding accuracy and completeness.
---------------------------------------------------------------------------------------------------------------------------------------

The income  tax-free life insurance  payable to your  Beneficiary(ies)  under the Plus40(TM)rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death,  subject to certain  adjustments,  restrictions  and  limitations  described below.

ELIGIBILITY
The Plus40(TM)rider may be  purchased as a rider on your  Annuity.  The Rider must cover those  persons  upon whose death the  Annuity's death benefit  becomes  payable - the Annuity's  owner or owners,  or the  Annuitant (in the case of an entity owned  Annuity).  If the
Annuity has two Owners,  the  Rider's  death  benefit is payable  upon the first death of such  persons.  If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

The minimum  allowable  age to purchase  the Plus40(TM)rider is 40; the maximum  allowable  age is 75. If the Rider is  purchased on two lives,  both persons must meet the age  eligibility  requirements.  The Plus40(TM)rider is not  available  to  purchasers  who use their
Annuity as a funding  vehicle for a Tax Sheltered  Annuity (or 403(b)) or as a funding  vehicle for a qualified  plan under Section 401 of the Internal Revenue Code ("Code").

ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
|X|      If you die during the first 24 months  following the effective  date of the Plus40(TM)rider  (generally,  the Issue Date of your
         Annuity),  the death  benefit  will be limited to the amount of any charges  paid for the Rider while it was in effect.  While we will return the charges  you have paid  during the  applicable  period as the death  benefit,  your  Beneficiary(ies)  will receive no additional life insurance benefit from the Plus40(TM)rider if you die within 24 months of its effective date.
                    ----------

|X|      If you make a Purchase  Payment  within 24 months prior to the date of death,  the Account  Value used to determine the amount of the death  benefit  will be reduced by the  amount of such  Purchase  Payment(s).  If we reduce the death  benefit  payable under the  Plus40(TM)rider  based on this  provision,  we will  return  50% of any  charges  paid for the Rider  based on those
         Purchase Payments as an additional amount included in the death benefit under the Rider.

|X|      If we apply  Credits to your Annuity  based on Purchase  Payments,  such Credits are treated as Account  Value for purposes of determining  the death benefit  payable under the Plus40(TM)rider.  However,  if Credits were applied to Purchase  Payments made within 24 months  prior to the date of death,  the Account  Value used to  determine  the amount of the death  benefit will be reduced  by the  amount of such  Credits.  If we reduce  the death  benefit  payable  under the  Plus40(TM)rider  based on this provision,  we will return 50% of any charges paid for the Rider based on such  Credits as an  additional  amount  included in the death benefit under the Rider.

|X|      If you become  terminally  ill (as defined in the Rider) and elect to receive a portion of the Plus40(TM)rider's  death benefit under the  Accelerated  Death  Benefit  provision,  the amount  that will be  payable  under the Rider upon your death will be reduced.  Please refer to the Accelerated Death Benefit provision described below.

|X|      If charges for the Plus40(TM)rider are due and are unpaid as of the date the death  benefit is being  determined,  such charges will be deducted from the amount paid to your Beneficiary(ies).

|X|      If the age of any person  covered  under the  Plus40(TM)rider is  misstated,  we will  adjust any  coverage  under the Rider to conform to the facts.  For example,  if, due to the  misstatement,  we overcharged  you for coverage under the Rider,  we will add  any  additional  charges  paid  to the  amount  payable  to  your  Beneficiary(ies).  If,  due to  the  misstatement,  we undercharged  you for coverage  under the Rider,  we will reduce the death  benefit in  proportion  to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

|X|      On or after an Owner  reaches the expiry date of the Rider (the  anniversary  of the  Annuity's  Issue Date on or  immediately after the 95th  birthday),  coverage will  terminate.  No charge will be made for an Owner following the expiry date. If there are two Owners,  the expiry date  applies  separately  to each  Owner;  therefore,  coverage  may  continue  for one Owner and terminate as to the other Owner.

MAXIMUM BENEFIT
The Plus40(TM)rider is subject to a Maximum  Death Benefit  Amount based on the Purchase  Payments  applied to your Annuity.  The Plus40(TM)
rider may also be subject to a Per Life Maximum  Benefit  that is based on all amounts paid under any annuity  contract we issue to you
                                                                                                  ---
under which you have elected the Plus40(TM)rider or similar life insurance coverage.

|X|      The Maximum Death Benefit Amount is 100% of the Purchase  Payments  increasing at 5% per year following the date each Purchase
             ----------------------------
         Payment is applied to the Annuity until the date of death.  If Purchase  Payments are applied to the Annuity  within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

|X|      The Per Life Maximum Benefit applies to Purchase  Payments applied to any such annuity  contracts more than 24 months from the
             ------------------------
         date of death that exceed  $1,000,000.  If you make Purchase  Payments in excess of  $1,000,000,  we will reduce the aggregate death  benefit  payable under all Plus40(TM)riders,  or similar  riders issued by us, based on the combined  amount of Purchase
         Payments  in excess of  $1,000,000  multiplied  by 40%. If the Per Life  Maximum  Benefit  applies,  we will reduce the amount payable under each  applicable  Plus40(TM)rider on a pro-rata  basis.  If the Per Life Maximum  Benefit applies upon your death, we will return any excess  charges  that you paid on the  portion of your  Account  Value on which no benefit is payable.  The
         Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

ACCELERATED DEATH BENEFIT PROVISION
If you become  terminally  ill, you may request that a portion of the death benefit  payable under the Plus40(TM)rider be prepaid instead of being paid to your  Beneficiary(ies)  upon your  death.  Subject to our  requirements  and where  allowed by law, we will make a one time,  lump sum  payment.  Our  requirements  include  proof  satisfactory  to us, in writing,  of terminal  illness  after the Rider's
Effective Date.

The  maximum we will pay,  before any  reduction,  is the  lesser of 50% of the  Rider's  death  benefit or  $100,000.  If you elect to accelerate  payment of a portion of the death benefit under the Plus40(TM)rider,  the amount of the remaining death benefit is reduced by the prepaid amount  accumulating at an annualized  interest rate of 6.0%.  Eligibility  for an accelerated  payout of a portion of your
Plus40(TM)rider death benefit may be more  restrictive  than any  medically-related  surrender  provision  that may be applicable to you under the Annuity.

CHARGES FOR THE PLUS40(TM)RIDER
The  Plus40(TM)rider has a current  charge and a  guaranteed  maximum  charge.  The current  charge for the Plus40(TM)rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity.  The applicable  percentages  differ based on the attained  age,  last  birthday of the Owner(s) or Annuitant  (in the case of an entity owned  Annuity) as of the date the charge is due. We reserve the right to change the current  charge,  at any time,  subject to regulatory  approval  where  required.  If there are two Owners,  we calculate the current charge that applies to each Owner  individually  and deduct the combined amount as the charge for the Rider.  There is no charge based on a person's life after coverage  expires as to that person.  However,  a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                           Attained Age                  Percentage of
                                                                         Account Value
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 40-75                       .80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 76-80                       1.60%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 81-85                       3.20%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                             Age 86-90                       4.80%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 91                         6.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 92                         7.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 93                         8.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 94                         9.50%
                                   ------------------------------ ----------------------------
                                   ------------------------------ ----------------------------
                                              Age 95                        10.50%
                                   ------------------------------ ----------------------------

The charge for the  Plus40(TM)rider may also be subject to a  guaranteed  maximum  charge that will apply if the  current  charge,  when applied to the Account Value,  exceeds the guaranteed  maximum  charge.  The guaranteed  maximum charge is based on a charge per $1,000 of insurance.

We determine the charge for the Rider  annually,  in arrears.  We deduct the charge:  (1) upon your death;  (2) on each  anniversary of the  Issue  Date;  (3) on the date  that you  begin  receiving  annuity  payments;  (4) if you  surrender  your  Annuity  other  than a medically-related  surrender;  or (5) if you choose to terminate the Rider.  If the Rider  terminates for any of the preceding  reasons on a date other than the  anniversary  of the  Annuity's  Issue  Date,  the charge  will be  prorated.  During the first year after the
Annuity's  Issue Date, the charge will be prorated from the Issue Date. In all subsequent  years,  the charge will be prorated from the last anniversary of the Issue Date.

You can elect to pay the annual  charge  through a  redemption  from your  Annuity's  Account  Value or through  funds other than those within the  Annuity.  If you do not elect a method of payment,  we will  automatically  deduct the annual  charge  from your  Annuity's
Account Value.  The manner in which you elect to pay for the Rider may have tax implications.

|X|      If you elect to pay the charge through a redemption of your  Annuity's  Account  Value,  the  withdrawal  will be treated as a taxable  distribution,  and will generally be subject to ordinary  income tax on the amount of any investment  gain withdrawn.
         If you are under age 59 1/2,  the  distribution  may also be  subject to a 10%  penalty on any gain  withdrawn,  in  addition  to ordinary  income taxes.  We first deduct the amount of the charge  pro-rata from the Account Value in the variable  investment options.  We only deduct the charge pro-rata from the Fixed  Allocations to the extent there is insufficient  Account Value in the variable investment options to pay the charge.

|X|      If you  elect to pay the  charge  through  funds  other  than  those  from your  Annuity,  we  require  that  payment  be made electronically  in U.S.  currency  through a U.S.  financial  institution.  If you elect to pay the charge through  electronic transfer  of funds  and  payment  has not been  received  within 31 days from the due date,  we will  deduct  the  charge as a redemption from your Annuity, as described above.

TERMINATION
You can  terminate  the Plus40(TM)rider at any time.  Upon  termination,  you will be  required to pay a pro-rata  portion of the annual charge for the Rider.  The Plus40(TM)rider will  terminate  automatically  on the date your Account  Value is applied to begin  receiving annuity  payments,  on the date you  surrender  the Annuity  or, on the expiry date with  respect to such person who reaches the expiry date.  We may also  terminate  the  Plus40(TM)rider,  if  necessary,  to  comply  with  our  interpretation  of the Code and  applicable regulations.  Once terminated, you may not reinstate your coverage under the Plus40(TM)rider.

CHANGES IN ANNUITY DESIGNATIONS
Changes in ownership and annuitant  designations  under the Annuity may result in changes in eligibility  and charges under the Plus40(TM)
rider.  These changes may include termination of the Rider.  Please refer to the Rider for specific details.

SPOUSAL ASSUMPTION
A  spousal  beneficiary  may elect to assume  ownership  of the  Annuity  instead  of taking  the  Annuity's  Death  Benefit.  However, regardless of whether a spousal  beneficiary  assumes ownership of the Annuity,  the death benefit under the Plus40(TM)rider will be paid despite the fact that the Annuity  will  continue.  The spousal  beneficiary  can apply the death  benefit  proceeds  under the Plus40(TM)
rider to the Annuity as a new Purchase  Payment,  can purchase a new annuity  contract or use the death benefit  proceeds for any other purpose.  Certain  restrictions  may apply to an Annuity  that is used as a qualified  investment.  Spousal  beneficiaries  may also be eligible to purchase the Plus40(TM)rider,  in which case the Annuity's  Account Value,  as of the date the assumption is effective,  will be treated as the initial Purchase Payment under applicable provisions of the Rider.

TAX CONSIDERATION
The Plus40(TM)rider was designed to qualify as a life insurance  contract under the Code. As life  insurance,  under most  circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

If your Annuity is being used as an  Individual  Retirement  Annuity  (IRA),  we consider the Plus40(TM)rider to be outside of your IRA, since premium for the Rider is paid for either with funds  outside of your Annuity or with  withdrawals  previously  subject to tax and any applicable tax penalty.

We believe  payments under the accelerated  payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free  payments.  To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally  ill, or any other  applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

----------------------------------------------------------------------------------------------------------------------
                  PLEASE SEND ME A STATEMENT  OF  ADDITIONAL  INFORMATION  THAT  CONTAINS  FURTHER  DETAILS  ABOUT THE
                  AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS FUSI ASXT II FOUR-PROS (05/2003).
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

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Variable Annuity Issued by:                                                                  Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                                                                      AMERICAN SKANDIA
ASSURANCE CORPORATION                                                                               MARKETING, INCORPORATED
One Corporate Drive                                                                                     One Corporate Drive
Shelton, Connecticut 06484                                                                       Shelton, Connecticut 06484
Telephone: 1-800-766-4530                                                                           Telephone: 203-926-1888
http://www.americanskandia.com                                                               http://www.americanskandia.com

                                                          MAILING ADDRESSES:

                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                             P.O. Box 7040
                                                       Bridgeport, CT 06601-7040

                                                             EXPRESS MAIL:
                                                 AMERICAN SKANDIA - VARIABLE ANNUITIES
                                                          One Corporate Drive
                                                           Shelton, CT 06484

                                              Supplement to Prospectus Dated May 1, 2003
                                                    Supplement dated June 13, 2003

This Supplement  should be retained with the current  Prospectus for your variable  annuity  contract  issued by American  Skandia Life
Assurance  Corporation  ("American  Skandia").  If  you  do  not  have  a  current  Prospectus,  please  contact  American  Skandia  at
1-800-766-4530.

                                                   PORTFOLIO/SUB-ACCOUNT NAME CHANGE

Evergreen VA International Growth Portfolio/Sub-account

Effective June 13, 2003, the Evergreen VA International  Growth  portfolio will change its name to Evergreen VA  International  Equity.
All references in the Prospectus to Evergreen VA International Growth are deleted and replaced with Evergreen VA International Equity.

FUSI AS2/ FUSI XT/ FUSI XT-FOUR                                                                     FSII/ FSXT/FSASL/ FSASL2/ FSXT4
FUSI ASL/ FUSI ASL II - SUPP (06/13/2003)

                                             Supplement to Prospectus Dated May 1, 2003
                                                    Supplement dated June 20, 2003

This Supplement should be retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

Montgomery Variable Series - Emerging Markets Portfolio reorganization into the Gartmore GVIT Developing Markets Portfolio

American Skandia  anticipates that shareholders  will approve the Plan of  Reorganization of the Montgomery  Variable Series - Emerging
Markets  Portfolio and the Gartmore GVIT Developing  Markets  Portfolio and that the  reorganization  will take place on June 20, 2003.
Upon completion of the  reorganization,  the Montgomery  Variable Series - Emerging  Markets  Portfolio will cease to exist and Annuity
Owners will have an equivalent  Account Value in the Gartmore GVIT Developing  Markets Portfolio.  The principal  investment  objective and policies of the Portfolio will be unchanged as a result of this reorganization.

----------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------

                                          Management        Other         12b-1 Fees     Total Annual     Fee Waivers     Net Annual
         UNDERLYING PORTFOLIO                Fees          Expenses                        Portfolio      and Expense     Portfolio
                                                                                           Operating     Reimburse-ment   Operating
                                                                                           Expenses                        Expenses
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------
Gartmore Variable Investment Trust:
  GVIT Developing Markets                    1.15%          0.24%            0.25%            1.64%            N/A            1.64%
--------------------------------------- --------------- --------------- --------------- ---------------- --------------- ---------------

ASAP/ ASAP2/ FUSI AS2/ ASAP III/ APEX/ ASXT/ FUSI XT/Wells XTVA/ VIA-SUPP (06/20/2003)
ASXT-FOUR/ FUSI XT-FOUR/ ASL/ FUSI ASL/ Wells ASL/ ASPro/92001E0603
Wells VA+/ Wells APEX/ CH2/ ASImpact/ APEX II/ ASL II/ FUSI ASL II/
ASXT-SIX/ VIAS/ VIAT/ VIAG -SUPP (06/20/2003)

                                             Supplement to Prospectus Dated May 1, 2003
                                                 Supplement dated October 13, 2003

This Supplement  should be retained with the current  Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

WHO IS AMERICAN SKANDIA?
The following paragraph is added to this section of the prospectus:

Effective May 1, 2003,  Skandia U.S. Inc., the sole  shareholder of ASI, which is the parent of American  Skandia,  was purchased by
Prudential  Financial,  Inc.  Prudential  Financial is a New Jersey  insurance  holding  company whose  subsidiary  companies  serve individual and institutional  customers worldwide and include The Prudential  Insurance Company of America,  one of the largest life insurance  companies in the U.S. These  companies offer a variety of products and services,  including life insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and  retirement  related  services and  administration,  asset  management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

GUARANTEED RETURN OPTION PlusSM (GRO PlusSM)

------------------------------------------------------------------------------------------------------------------------------------
The  Guaranteed  Return Option Plus  described  below is being offered as of October 13, 2003 in those  jurisdictions  where we have received regulatory  approval,  and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.  Certain terms and  conditions  may differ between  jurisdictions  once  approved.  The program can be elected by new purchasers  on the Issue Date of their  Annuity,  and can be elected by existing  Annuity  Owners on either the  anniversary  of the
Issue Date of their  Annuity or on a date other than that  anniversary,  as described  below under  "Election of the  Program".  The
Guaranteed  Return  Option  Plus is not  available  if you elect the  Guaranteed  Return  Option  program,  the  Guaranteed  Minimum
Withdrawal Benefit rider or the Guaranteed Minimum Income Benefit rider.
------------------------------------------------------------------------------------------------------------------------------------

We offer a program that,  after a seven-year  period  following  commencement of the program (we refer to the end of that seven-year period as the "maturity date") and on each  anniversary of the maturity date  thereafter,  guarantees your Account Value will not be less than your Account  Value on the effective  date of your program  (called the  "Protected  Principal  Value").  The program also offers you the  opportunity  to elect a second,  enhanced  guaranteed  amount at a later date if your Account  Value has  increased, while preserving the guaranteed  amount  established on the effective date of your program.  The enhanced  guaranteed amount (called the "Enhanced  Protected  Principal Value")  guarantees that, after a separate  seven-year period following election of the enhanced guarantee and on each anniversary  thereafter,  your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

The program  monitors your Account Value daily and, if necessary,  systematically  transfers  amounts  between  variable  investment options you choose and Fixed  Allocations used to support the Protected  Principal  Value(s).  The program may be appropriate if you wish to protect a principal  amount  against  market  downturns as of a specific date in the future,  but also wish to invest in the variable  investment  options to participate in market  increases.  There is an additional charge if you elect the Guaranteed Return
Option Plus program.

The  guarantees  provided by the program  exist only on the  applicable  maturity  date(s) and on each  anniversary  of the maturity date(s)  thereafter.  However,  due to the ongoing  monitoring  of your  Account  Value and the  transfer of Account  Value  between variable  investment  options and Fixed Allocations to support our future  guarantees,  the program may provide some protection from significant market losses if you choose to surrender the Annuity or begin receiving annuity payments prior to a maturity date.

KEY FEATURE - Protected Principal Value/Enhanced Protected Principal Value
The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.
|X|      Base Guarantee:  Under the base guarantee,  American  Skandia  guarantees that on the maturity date and on each anniversary of the maturity date thereafter, your Account Value will be no less than the Protected Principal Value.
     On the maturity date and on each  anniversary  after the maturity date, if your Account Value is below the Protected  Principal
     Value,  American Skandia will apply additional  amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

|X|      Enhanced  Guarantee:  On any anniversary  following  commencement of the program,  you can establish an enhanced guaranteed amount based on your current Account Value.  Under the enhanced  guarantee,  American Skandia guarantees that at the end of the seven year period  following the election of the enhanced  guarantee  (also  referred to as its "maturity  date"),  and on each anniversary of the maturity date thereafter,  your Account Value will be no less than the Enhanced  Protected  Principal Value.
     You can elect an enhanced  guarantee  more than once;  however,  a  subsequent  election  supersedes  the prior  election of an enhanced guarantee.  Election of an enhanced guarantee does not impact the base guarantee.  In addition, you may elect an "auto step-up" feature that will automatically  increase your base guarantee (or enhanced  guarantee,  if previously elected) on each anniversary of the program (and create a new, seven year maturity  period for the new enhanced  guarantee) if the Account Value as of that anniversary  exceeds the existing base guarantee (or enhanced  guarantee,  if previously elected) by 7% or more. You may also elect to terminate an enhanced guarantee.  If you elect to terminate the enhanced  guarantee,  the base guarantee will remain in effect.
     If you have elected the enhanced  guarantee,  on the  guarantee's  maturity date and on each  anniversary  of the maturity date thereafter,  if your Account Value is below the Enhanced  Protected  Principal  Value,  American  Skandia will apply additional amounts to your  Annuity  from its  general  account to  increase  your  Account  Value to be equal to the  Enhanced  Protected
     Principal Value.

Any  amounts  added to your  Annuity  will be applied,  if  necessary,  to any Fixed  Allocations  needed to support the  applicable guarantee  amount as of the  maturity  date or any  anniversary  of the  maturity  date.  Any  remaining  amounts  will be allocated pro-rata to your  Account  Value based on your  current  Sub-account  allocations.  We will notify you of any amounts  added to your
Annuity  under the  program.  The  Protected  Principal  Value is referred to as the "Base  Guarantee"  and the  Enhanced  Protected
Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

Withdrawals under your Annuity
Withdrawals  from your  Annuity,  while the program is in effect,  will reduce the base  guarantee  under the program as well as any enhanced  guarantee.  Cumulative  annual  withdrawals  up to 5% of the Protected  Principal  Value as of the  effective  date of the program  (adjusted  for any  subsequent  Purchase  Payments  and any  Credits  applied to such  Purchase  Payments)  will reduce the applicable  guaranteed amount by the actual amount of the withdrawal (referred to as the  "dollar-for-dollar  limit"). If the amount withdrawn is greater than the dollar-for-dollar  limit, the portion of the withdrawal equal to the  dollar-for-dollar  limit will be treated as  described  above,  and the  portion of the  withdrawal  in excess of the  dollar-for-dollar  limit will  reduce the base guarantee and the enhanced  guarantee  proportionally,  according to the formula as described in the rider for this benefit (see the examples  of this  calculation  below).  Withdrawals  will be taken  pro-rata  from the  variable  investment  options and any Fixed
Allocations.  Withdrawals  will be subject to all other  provisions of the Annuity,  including any Contingent  Deferred Sales Charge or Market Value Adjustment that would apply.

Charges  for other  optional  benefits  under the  Annuity  that are  deducted  as an annual  charge in arrears  will not reduce the applicable  guaranteed  amount under the  Guaranteed  Return Option Plus program,  however,  any partial  withdrawals  in payment of charges for the Plus40(TM)Optional Life  Insurance  Rider will be treated as withdrawals  and will reduce the  applicable  guaranteed amount.

The following examples of  dollar-for-dollar  and proportional  reductions assume that: 1.) the Issue Date and the effective date of the GRO PlusSM program are October 13, 2003; 2.) an initial Purchase  Payment of $250,000;  3.) a base guarantee amount of $250,000;
and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000):

Example 1. Dollar-for-dollar reduction

A $10,000  withdrawal  is taken on November 29, 2003 (in the first  Annuity  Year).  No prior  withdrawals  have been taken.  As the amount withdrawn is less than the Dollar-for-dollar Limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
o        The  remaining  dollar-for-dollar  limit  ("Remaining  Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second  $10,000  withdrawal  is taken on December 18, 2003 (still within the first Annuity  Year).  The Account Value  immediately before the withdrawal is $180,000.  As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
o        the base guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
o        The result is then further reduced by the ratio of A to B, where:
o        A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
o        B is the Account Value less the Remaining Limit ($180,000 - $2,500, or $177,500).
     The resulting base guarantee amount is: $237,500 x ( 1 - $7,500 / $177,500), or $227,464.79.
o        The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the Dollar-for-dollar Limit

A  $10,000  withdrawal  is  made  on  December  19,  2004  (second  Annuity  Year).  The  Remaining  Limit  has  been  reset  to the dollar-for-dollar limit of $12,500.  As the amount withdrawn is less than the dollar-for-dollar limit:
o        The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
o        The Remaining  Limit for the balance of the second  Annuity Year is also reduced by the amount  withdrawn  (from $12,500 to
         $2,500).

KEY FEATURE - Allocation of Account Value
In general,  you have  discretion  over the  allocation  of your  Account  Value that remains  allocated in the variable  investment options.  However,  we reserve the right to prohibit  investment in certain  Portfolios if you  participate in the program.  Account
Value is only transferred to and maintained in Fixed  Allocations to the extent we, in our sole discretion,  deem it is necessary to
         ----
support our  guarantee(s)  under the program.  This permits your Annuity to participate in the upside  potential of the Sub-accounts while only transferring  amounts to Fixed Allocations to protect against  significant market downturns.  We monitor  fluctuations in your Account Value each business day, as well as the  prevailing  interest  rates on Fixed  Allocations,  the remaining  duration(s)
until the applicable maturity date(s) and the amount of Account Value allocated to Fixed  Allocation(s)  relative to a "reallocation trigger",  which  determines  whether Account Value must be transferred to or from Fixed  Allocation(s).  While you are not notified when your Account Value reaches a  reallocation  trigger,  you will receive a  confirmation  statement  indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

|X|      If your Account Value is greater than or equal to the reallocation  trigger,  your Account Value in the variable investment options  will  remain  allocated  according  to your most recent  instructions.  If a portion of Account  Value was  previously allocated  to a Fixed  Allocation  to support  the  applicable  guaranteed  amount,  all or a portion of those  amounts  may be transferred from the Fixed Allocation and re-allocated to the variable  investment  options pro-rata  according to your current allocations  (including  the model  allocations  under any asset  allocation  program  you may have  elected).  A Market  Value
     Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the variable  investment  options,  which may result in a decrease or increase in your Account Value.

|X|      If your Account Value is less than the  reallocation  trigger,  a portion of your Account Value in the variable  investment options will be  transferred  to a new Fixed  Allocation(s)  to support the  applicable  guaranteed  amount.  These amounts are transferred  on a pro-rata  basis from the  variable  investment  options.  The new Fixed  Allocation(s)  will have a Guarantee
     Period  equal to the time  remaining  until the  applicable  maturity  date(s).  The Account  Value  allocated to the new Fixed
     Allocation(s)  will be credited with the fixed interest  rate(s) then being credited to a new Fixed  Allocation(s)  maturing on the applicable  maturity date(s) (rounded to the next highest yearly duration).  The Account Value will remain invested in each applicable Fixed Allocation until the applicable  maturity date unless,  at an earlier date, your Account Value is greater than or equal to the  reallocation  trigger and,  therefore,  amounts can be  transferred to the variable  investment  options while maintaining the guaranteed protection under the program (as described above).

====================================================================================================================================
If a  significant  amount of your  Account  Value is  systematically  transferred  to Fixed  Allocations  to support  the  Protected
Principal Value and/or the Enhanced  Protected  Principal Value during prolonged market declines,  less of your Account Value may be immediately  available to participate in the upside  potential of the variable  investment  options if there is a subsequent  market recovery.  During the period prior to the maturity  date of the base  guarantee or any enhanced  guarantee,  or any  anniversary  of such maturity date(s),  a significant  portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed  amount(s).  If your Account Value is less than the  reallocation  trigger and new Fixed  Allocations must be established during  periods where the interest  rate(s) being  credited to such Fixed  Allocations  is extremely  low, a larger  portion of your
Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s).
====================================================================================================================================

Separate Fixed  Allocations  may be established in support of the Protected  Principal  Value and the Enhanced  Protected  Principal
Value (if elected).  There may also be  circumstances  when a Fixed  Allocation will be established only in support of the Protected
Principal Value or the Enhanced  Protected  Principal  Value. If you elect an enhanced  guarantee,  it is more likely that a portion of your Account  Value may be allocated to Fixed  Allocations  and will remain  allocated for a longer period of time to support the
Enhanced  Protected  Principal Value, even during a period of positive market  performance  and/or under  circumstances  where Fixed
Allocations  would not be necessary to support the  Protected  Principal  Value.  Further,  there may be  circumstances  where Fixed
Allocations in support of the Protected  Principal Value are transferred to the variable  investment options while Fixed Allocations in support of an Enhanced  Protected  Principal Value are not transferred  because they must remain invested in the Fixed Allocation in support of the higher enhanced guarantee.

American  Skandia uses an allocation  mechanism  based on  assumptions  of expected and maximum  market  volatility to determine the reallocation  trigger.  The allocation  mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose.  American  Skandia reserves the right to change the allocation  mechanism and the reallocation  trigger at its  discretion,  subject to regulatory  approval where required.  Changes to the allocation  mechanism  and/or the  reallocation trigger may be applied to existing programs where allowed by law.

Election of the Program
The  Guaranteed  Return  Option Plus  program can be elected at the time that you  purchase  your  Annuity,  or on any  business day thereafter (prior to  annuitization).  If you elect the program after the Issue Date of your Annuity,  the program will be effective as of the business day that we receive the required  documentation in good order at our home office,  and the guaranteed amount will be based on your Account Value as of that date. If you  previously  elected the  Guaranteed  Return Option program and wish to elect the  Guaranteed  Return  Option Plus  program,  your prior  Guaranteed  Return  Option  program will be  terminated  (including  the guaranteed  amount(s))  and the  Guaranteed  Return Option Plus program will be added to your Annuity  based on the current  Account
Value.  This election of GRO PlusSM may result in a market value adjustment, which could increase or decrease your Account Value.

Termination of the Program
The Annuity Owner can elect to terminate the enhanced  guarantee but maintain the  protection  provided by the base  guarantee.  The
Annuity Owner also can terminate the  Guaranteed  Return Option Plus program  entirely.  An Annuity Owner who terminates the program entirely can  subsequently  elect to  participate  in the program again (based on the Account Value on that date) by furnishing  the documentation we require.  In a rising market,  an Annuity Owner could,  for example,  terminate the program on a given business day and two weeks later  reinstate  the program  with a higher base  guarantee  (and a new  maturity  date).  However,  your  ability to reinstate the program is limited by the  following:  (A) in any Annuity  Year, we do not permit more than two program  elections and
(B) a program reinstatement cannot be effected on the same business day on which a program termination was effected.

The program will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned  contract);  (b) as of the date  Account  Value is applied  to begin  annuity  payments;  or (c) upon full  surrender  of the  Annuity.  If you elect to terminate the program prior to the applicable  maturity  date, the Guaranteed  Return Option Plus will no longer provide a guarantee of your  Account  Value.  The  surviving  spouse  may elect the  benefit  at any time  after the  death of the  Annuity  Owner.  The surviving  spouse's  election will be effective on the business day that we receive the required  documentation in good order at our home office, and the Account Value on that business day will be the Protected Principal Value.

The charge for the  Guaranteed  Return Option Plus program will no longer be deducted from your Account  Value upon  termination  of the program.

Special Considerations under the Guaranteed Return Option Plus
This program is subject to certain rules and restrictions, including, but not limited to the following:
|X|      Upon inception of the program,  100% of your Account Value must be allocated to the variable  investment  options. No Fixed
     Allocations may be in effect as of the date that you elect to participate in the program.  However,  the  reallocation  trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
|X|      Annuity Owners cannot  allocate any portion of Purchase  Payments or transfer  Account Value to or from a Fixed  Allocation while  participating in the program,  and cannot  participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to the variable investment options.
|X|      Additional  Purchase Payments  (including any credits  associated with such Purchase Payments) applied to the Annuity while the program is in effect will increase the applicable  guarantee amount by the actual amount of the Purchase Payment;  however, all or a portion of any additional  Purchase  Payments  (including any credits  associated with such Purchase  Payments) may be allocated by us to Fixed Allocations to support the additional amount guaranteed.
|X|      Transfers from Fixed  Allocations will be subject to the Market Value Adjustment  formula under the Annuity;  however,  the
     0.10%  "cushion"  feature of the  formula  will not apply.  A Market  Value  Adjustment  may be either  positive  or  negative.
     Transfer amounts will be taken from the most recently applied Fixed Allocation.
|X|      Transfers from the Sub-accounts to Fixed Allocations or from Fixed  Allocations to the Sub-accounts  under the program will not count toward the maximum number of free transfers allowable under the Annuity.
|X|      Any amounts  applied to your Account  Value by American  Skandia on the maturity  date or any  anniversary  of the maturity date will not be treated as "investment in the contract" for income tax purposes.

Charges under the Program
We deduct a charge equal to 0.25% of Account  Value per year to  participate  in the  Guaranteed  Return  Option Plus  program.  The annual  charge is deducted  daily  against your  Account  Value  allocated to the  Sub-accounts.  Account  Value  allocated to Fixed
Allocations  under the program is not subject to the charge.  The charge is deducted to  compensate  American  Skandia  for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

ASAP2 / FUSI AS2 / EVA / ASAP III / APEX / FUSI XT /EVA XT / WELLS XT / FUSI ASXT-4 / ASL / FUSI ASL /
WELLS ASL / WELLS APEX / AS PRO / WELLS VA+ / IMPACT / FT PORTFOLIOS / GAL 3 / ASL II /FUSI ASL II /
APEX II  - SUPP. (GRO Only) - (10/13/2003)                                                                              92001b0903

                                              Supplement to Prospectus Dated May 1, 2003
                                                   Supplement dated December 5, 2003

This Supplement should be retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

As described in more detail  below,  three of the Evergreen  portfolios  formerly  offered as investment  options for your annuity were merged into other Evergreen portfolios.

                                                               A. MERGER

Evergreen VA Global Leaders
Effective December 5, 2003,  pursuant to shareholder  approval,  the Evergreen VA Global Leaders portfolio merged into the Evergreen VA
International  Equity  portfolio.  As a result of the merger,  the Evergreen VA Global Leaders  portfolio ceased operations and will no longer be offered as an  investment  option.  Evergreen  Investment  Management  Company LLC is the  Sub-advisor  of the  Evergreen  VA
International Equity portfolio, the successor portfolio.

Evergreen VA Capital Growth
Effective December 5, 2003,  pursuant to shareholder  approval,  the Evergreen VA Capital Growth portfolio merged into the Evergreen VA
Growth and Income  portfolio.  As a result of the merger,  the Evergreen VA Capital  Growth  portfolio  ceased  operations  and will no longer be offered as an investment option.  Evergreen  Investment  Management Company LLC is the Sub-advisor of the Evergreen VA Growth and Income portfolio, the successor portfolio.

Evergreen VA Blue Chip
Effective  December 5, 2003,  pursuant to  shareholder  approval,  the  Evergreen VA Blue Chip  portfolio  merged into the Evergreen VA portfolio.  As a result of the merger,  the  Evergreen VA Blue Chip  portfolio  ceased  operations  and will no longer be offered as an investment  option.  Evergreen  Investment  Management  Company LLC is the  Sub-advisor  of the Evergreen VA  portfolio,  the successor portfolio.

The following  annual expenses for the successor  portfolios are estimates of what the expenses of each successor  portfolio will be as a result of the respective mergers:

----------------------------------------------------------------------------------------------------------------------------------------
                                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                               (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ --------------
                                                    Management     Other         12b-1 Fees    Total Annual   Fee          Net
                                                       Fees         Expenses                    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                                              Operating    and           Portfolio
                                                                                                 Expenses    Expense       Operating
                                                                                                             Reimburse-ment Expenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ --------------
Evergreen Variable Annuity Trust:
  International Equity 1                               0.66%         0.39%           0.00%         1.05%         0.00%         1.05%
  Growth and Income 2                                  0.75%         0.18%           0.00%         0.93%         0.00%         0.93%
  VA 3                                                 0.75%         0.24%           0.00%         0.99%         0.00%         0.99%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ --------------
1    The annual expenses of the Evergreen VA International Equity portfolio prior to the Merger were as follows:  Management Fee:
0.66%; 12b-1 Fee: 0.00%; Other Expenses: 0.73%; Total Annual Portfolio Operating Expenses: 1.39%; Fee Waiver and Expense
Reimbursement: 0.39%; Net Annual Portfolio Operating Expenses: 1.00%.
2    The annual expenses of the Evergreen VA Growth and Income portfolio prior to the Merger are the same as the estimated annual expenses post-Merger.
3    The annual expenses of the Evergreen VA portfolio prior to the Merger were as follows:  Management Fees: 0.75%; 12b-1 Fee: 0.00%;
Other Expenses: 0.23%; and Total Annual Portfolio Operating Expenses: 0.98%.

The following descriptions of the investment objectives are effective as of December 5, 2003.

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

------------------- ---------------------------------------------------------------------------------------------- ---------------------
      STYLE/                                       INVESTMENT OBJECTIVES/POLICIES                                       PORTFOLIO
       TYPE                                                                                                              ADVISOR/
                                                                                                                       SUB-ADVISOR
                    ---------------------------------------------------------------------------------------------- ---------------------
------------------- ---------------------------------------------------------------------------------------------- ---------------------
  INTER-NATIONAL    Evergreen VA International  Equity (acquired Evergreen VA Global Leaders) (f/k/a Evergreen VA       Evergreen
                    International  Growth):  seeks long-term capital growth and, secondarily,  modest income. The
                    Portfolio invests primarily in equity  securities  issued by established,  quality,  non-U.S.
                    companies  located in countries with developed  markets,  but may purchase  across all market
      EQUITY        capitalizations.  The Portfolio  normally invests at least 65% of its assets in securities of       Investment
                    companies in at least three different  countries  (other than the U.S.),  but may invest more  Management Company,
                    than 25% of its assets in one country.  The Portfolio also invests in emerging markets.                LLC
------------------- ---------------------------------------------------------------------------------------------- ---------------------
------------------- ---------------------------------------------------------------------------------------------- ---------------------
 LARGE CAP VALUE    Evergreen VA Growth and Income (acquired  Evergreen VA Capital Growth):  seeks capital growth       Evergreen
                    in the value of its shares and current  income.  The  Portfolio  invests  primarily in common stocks of medium and mid-sized U.S.  companies.  The investment  adviser selects stocks using a diversified  style of equity  management that allows the Portfolio to invest in both value-
                    and growth-oriented equity securities.  Additionally,  the investment adviser seeks companies that are  temporarily  undervalued  in the  marketplace,  sell at a discount to their private market  values  and  display  certain  characteristics  such  as  earning  a high  return  on
                    investment and having some kind of  competitive  advantage in their  industry.  The Portfolio       Investment
                    seeks additional income primarily by investing up to 20% of its assets in convertible  bonds,  Management Company,
                    including below  investment  grade bonds,  and convertible  preferred  stocks of any quality.          LLC
                    The Portfolio may invest up to 20% of its assets in foreign securities.
------------------- ---------------------------------------------------------------------------------------------- ---------------------
------------------- ---------------------------------------------------------------------------------------------- ---------------------
 LARGE CAP BLEND    Evergreen  VA  (acquired  Evergreen  VA Blue  Chip):  seeks  long-term  capital  growth.  The       Evergreen
                    Portfolio  invests  primarily  in  common  stocks  of  large  U.S.  companies,  whose  market capitalizations  fall within the range  tracked by the Russell  1000(R)Index,  at the time of
                    purchase.  The  Investment  adviser  selects  stocks  using a  diversified  style  of  equity       Investment
                    management  that employs a blend between  growth- and  value-oriented  stocks.  The Portfolio  Management Company,
                    does not invest in foreign securities.                                                                 LLC
------------------- ---------------------------------------------------------------------------------------------- ---------------------

As described in more detail below, the Evergreen VA Equity Index portfolio that is currently offered as an investment option for your annuity will no longer be available effective December 23, 2003.

                                                            B. LIQUIDATION

Evergreen VA Equity Index
American  Skandia  anticipates  that the  shareholders of the Evergreen VA Equity Index portfolio (the "Equity Index  portfolio")  will approve the  liquidation of this  portfolio,  which is currently  scheduled to take place on or about  December 23, 2003.  Accordingly, effective December 23, 2003, the Evergreen VA Equity Index portfolio will no longer be offered as an investment option.

Current shareholders of the Evergreen VA Equity Index portfolio have been sent a separate communication explaining their options.

ASAP 2 Premier / EVA / ASXT - Premier /
EVA XT / ASL Premier / ASXT-Four Premier /
ASL II Premier - SUPP. (12/05/2003)

                                              Supplement to Prospectus Dated May 1, 2003
                                                   Supplement dated January 29, 2004

This Supplement should be retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

AST Strong International Equity portfolio
Pursuant to the exemptive authority granted to American Skandia Trust, its investment  advisers,  American Skandia Investment Services,
Incorporated  ("ASISI") and Prudential  Investments LLC have changed  sub-advisors  for the AST Strong  International  Equity Portfolio
("International  Equity  Portfolio").  Effective February 23, 2004, J.P. Morgan Investment  Management Inc. will become the sub-advisor for the  International  Equity  Portfolio.  Accordingly,  effective  February 23, 2004, all references in the Prospectus and the SAI to the AST Strong  International  Equity  Portfolio  are replaced by  references to the AST JPMorgan  International  Equity  Portfolio and
references to Strong Capital  Management,  Inc. are replaced by references to J.P.  Morgan  Investment  Management  Inc. The investment objective of the International Equity Portfolio is unchanged.

ASAP/ ASAP2/ EVA/ FUSI AS2/ ASAP III/ Wells ASAP III/ APEX/VA/ VIA-SUPP (01/2004)
ASXT/ EVAXT/ FUSI XT/Wells XT/ASXT-FOUR/ FUSI XT-FOUR/ ASL/92001a0304
FUSI ASL/ Wells ASL/ ASPro/ Wells VA+/ Wells APEX/ CH2/ ASImpact/
APEX II/Wells APEX II/ ASL II/ FUSI ASL II/ASXT-SIX/ Wells XT-SIX/
VIAS/ VIAT/ VIAG -SUPP (01/2004)

AS APEX
                                                                PART II

                                                INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution:  Not Applicable.

Item 15.  Indemnification  of Directors and Officers:  Under Section 33-320a of the Connecticut  General Statutes,  the Registrant must indemnify a director or officer against  judgments,  fines,  penalties,  amounts paid in settlement and reasonable  expenses  including attorneys'  fees,  for actions  brought or threatened  to be brought  against him in his capacity as a director or officer when certain disinterested  parties determine that he acted in good faith and in a manner he reasonably  believed to be in the best interests of the
Registrant.  In any criminal  action or  proceeding,  it also must be determined  that the director or officer had no reason to believe his conduct was  unlawful.  The director or officer must also be  indemnified  when he is  successful on the merits in the defense of a proceeding or in  circumstances  where a court  determines that he is fairly and reasonable  entitled to be indemnified,  and the court approves the amount.  In  shareholder  derivative  suits,  the director or officer must be finally  adjudged not to have  breached this duty to the  Registrant or a court must determine  that he is fairly and  reasonably  entitled to be  indemnified  and must approve the amount.  In a claim based upon the director's or officer's  purchase or sale of the  Registrants'  securities,  the director or officer may obtain  indemnification only if a court determines that, in view of all the circumstances,  he is fairly and reasonably entitled to be  indemnified  and then for such amount as the court shall  determine.  The By-Laws of American  Skandia Life  Assurance  Corporation
("ASLAC") also provide directors and officers with rights of indemnification, consistent with Connecticut Law.

The foregoing statements are subject to the provisions of Section 33-320a.

Directors and officers of ASLAC and American Skandia Marketing,  Inc. ("ASM") can also be indemnified  pursuant to indemnity agreements between each director and officer and American  Skandia,  Inc., a corporation  organized  under the laws of the state of Delaware.  The provisions of the indemnity agreement are governed by Section 45 of the General Corporation Law of the State of Delaware.

The directors and officers of ASLAC and ASM are covered under a directors and officers  liability  insurance  policy.  Such policy will reimburse ASLAC or ASM, as applicable,  for any payments that it shall make to directors and officers  pursuant to law and,  subject to certain  exclusions  contained in the policy,  will pay any other costs,  charges and expenses,  settlements and judgments arising from any proceeding involving any director or officer of ASLAC or ASM, as applicable, in his or her past or present capacity as such.

Item 16.  Exhibits:

         Exhibits                                                                                     Page

1        Underwriting agreement incorporated by reference to Post Effective Amendment No. 1 to Registration Statement No. 333-25733, filed via EDGAR March 2, 1998.

2        Plan of acquisition, reorganization, arrangement, liquidation or succession        Not applicable

3        Articles of incorporation and by-laws incorporated by reference to Post-Effective
         Amendment No. 6 to Registration Statement No. 33-87010, filed via EDGAR March 2, 1998.

4        Instruments  defining the rights of security  holders,  including  indentures,  incorporated  by reference to
         Post-Effective Amendment No. 3 to Registration Statement No. 33-87010, filed via EDGAR April 25, 1996.

5        Opinion re legality                                                     (included as Exhibit 23b)

6 - 9                                                                                       Not applicable

10       Material contracts (Investment Management Agreement):

         (a)      Agreement with Alliance Capital Management L.P. incorporated by reference to Post-Effective No. 3 to Registration Statement No. 33-53507, filed via EDGAR April 26, 2002.

         (b)      Agreement with Blackrock Financial Management, Inc. incorporated by reference to Post-Effective
                  No. 3 to Registration Statement No. 33-53507, filed via EDGAR April 26, 2002.

11 - 22                                                                                     Not applicable

23a
         (i)      Consent of PricewaterhouseCoopers LLP                                     FILED HEREWITH

         (ii)     Consent of Ernst & Young LLP                                              FILED HEREWITH

23b      Opinion & Consent of Counsel .                                                     FILED HEREWITH

24
         (a)      Powers of Attorney for Zafar  Rashid,  Executive  Vice  President  and Chief  Financial  Officer filed via EDGAR with
                  Post-Effective Amendment No. 4 to Registration Statement No. 333-96577, filed February 17, 2004.
         (b)      Powers of Attorney for James J. Avery, Director,  Vivian L. Banta, Director,  Richard J. Carbone,  Director, Helen M.
                  Galt, Director, Ronald P. Joelson,  Director, Andrew J. Mako, Director and David R. Odenath, Chief Executive Officer,
                  President and Director filed with Post-Effective Amendment No. 5 to Registration Statement No. 333-96577.
         (c)      Powers of Attorney for Directors C. Edward Chaplin and Bernard J. Jacob        FILED HEREWITH

25 - 32                                                                                     Not applicable
---------------------------------------------------------------------------------------------------------------------------------------

An index to the financial statement schedules is omitted because it is not required or is not applicable.

Item 17.  Undertakings:  (a)  The undersigned Registrant hereby undertakes:

(1)      To file,  during  any  period in which  offers  or sales  are  being  made,  post-effective  amendments  to this  registration statement:

         (i) To  include  any  material  information  with  respect  to the  plan  of  distribution  not  previously  disclosed  in the registration statement or any material change to such information in the registration statement;

(2)      That,  for the purpose of determining  any liability  under the Securities  Act of 1933,  each such  post-effective  amendment shall be deemed to be a new registration  statement  relating the securities  offered  therein,  and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3)      To remove from  registration  by means of a  post-effective  amendment any of the  securities  being  registered  which remain unsold at the termination of the offering.

(b)      The  undersigned  Registrant  hereby  undertakes  that, for purposes of determining  any liability under the Securities Act of
1933, each filing of the Registrant's  annual report pursuant to section 13(a) or section 15(d) of the Securities  Exchange Act of 1934
(and, where  applicable,  each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities  Exchange
Act of 1934) that is  incorporated  by reference  in the  registration  statement  shall be deemed to be a new  registration  statement relating to the securities  offered  therein,  and the offering of such  securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)      Insofar as indemnification  for liabilities  arising under the Securities Act of 1933 may be permitted to directors,  officers and controlling persons of the Registrant pursuant to the foregoing provisions,  or otherwise,  the Registrant has been advised that in the opinion of the Securities and Exchange  Commission  such  indemnification  is against public policy as expressed in the Act and is, therefore,  unenforceable.  In the event that a claim for  indemnification  against  such  liabilities  (other  than the payment by the
Registrant of expenses  incurred or paid by a director,  officer or controlling  person of the Registrant in the successful  defense of any action,  suit or proceeding) is asserted by such director,  officer or controlling  person in connection with the securities  being registered,  the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent,  submit to a court of appropriate  jurisdiction the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

---------------------------------------------------------------------------------------------------------------------------------------

LEGAL  EXPERTS:  The Counsel of American  Skandia Life  Assurance  Corporation  has passed on the legal matters with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.

                                                               Exhibits

Exhibit 23a
         (i)               Consent of Pricewaterhouse Coopers LLP             FILED HEREWITH
         (ii)              Consent of Ernst & Young LLP                   FILED HEREWITH
Exhibit 23b                Opinion and Consent of Counsel                     FILED HEREWITH
Exhibit 24                 Powers of Attorney                                 FILED HEREWITH

                                                    SIGNATURES

Pursuant to the  requirements  of the  Securities  Act of 1933,  the  Registrant  certifies  that it has reasonable grounds  to  believe  that it meets  all of the  requirements  for  filing  on Form S-3 and has  duly  caused  this registration  statement to be signed on its behalf by the undersigned,  thereunto duly  authorized,  in the City of
Shelton, State of Connecticut, on the 1st day of July, 2004.

                                    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                    Registrant

By:  /s/Robin Wagner                                                         Attest:  /s/Kathleen A. Chapman
        Robin Wagner, Vice President, Corporate Counsel                                Kathleen A. Chapman

Pursuant to the  requirements of the Securities Act of 1933, this  Registration  Statement has been signed below by the following persons in the capacities and on the date indicated.

              Signature                                     Title                              Date
                                                (Principal Executive Officer)

         David R. Odenath**        Chief Executive Officer and President                  July 1, 2004
          David R. Odenath

                           (Principal Financial Officer and Principal Accounting Officer)

            Zafar Rashid*              Executive Vice President and                       July 1, 2004
            Zafar Rashid                  Chief Financial Officer

                                                (Board of Directors)

      James Avery**                           Richard Carbone**                         Helen Galt**
      James Avery                             Richard Carbone                           Helen Galt

     Ronald Joelson**                          David R. Odenath**                       Andrew J. Mako**
     Ronald Joelson                            David R. Odenath                         Andrew J. Mako

     C. Edward Chaplin***                      Bernard J. Jacob***
     C. Edward Chaplin                         Bernard J. Jacob

                                    *By:    /s/Robin Wagner
                                               Robin Wagner

*Pursuant to Powers of Attorney filed with Post-Effective Amendment No. 4 to Registration Statement No. 333-96577.
     **Pursuant to Powers of Attorney filed with Post-Effective Amendment No. 5 to Registration Statement No.
                                                    333-96577
*** Pursuant to Powers of Attorney filed with Initial Registration Statement to this Registration.